As filed with the Securities and Exchange Commission on September 24, 2004

                                          1933 Act Registration No. 333- 118502

                  -------------------------------------------------------------


                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933


                  [ ] Pre-Effective         [X] Post-Effective
                      Amendment No.             Amendment No. 1



                         METROPOLITAN SERIES FUND, INC.*
               [Exact Name of Registrant as Specified in Charter]

                 Area Code and Telephone Number: (617) 578-3104

                               501 Boylston Street
                           Boston, Massachusetts 02116
                       -----------------------------------
                    (Address of Principal Executive Offices)

                             John L. Lipscomb, Esq.
                  Executive Vice President and General Counsel
                               MetLife Group, Inc.
                                 1 MetLife Plaza
                            27-01 Queens Plaza North
                        Long Island City, New York 11101

                                    Copy to:

                                 Thomas M. Lenz
                              MetLife Advisers, LLC
                               501 Boylston Street
                           Boston, Massachusetts 02116
                    -----------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                               John M. Loder, Esq.
                                Ropes & Gray LLP
                              1 International Place
                           Boston, Massachusetts 02110

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.






         It is proposed that this filing will become effective:

         [X]      immediately on filing pursuant to paragraph (b)
         [  ]     on _____ pursuant to paragraph (b)
         [  ]     60 days after filing pursuant to paragraph (a)(1)
         [  ]     on _____ pursuant to paragraph (a)(1)
         [  ]     75 days after filing pursuant to paragraph (a)(2)
         [  ]     on _____ pursuant to paragraph (a)(2) of Rule 485
         [  ]     This post-effective amendment designates a new
                  effective date for a previously filed post-effective amendment.


         *  On behalf of its Capital Guardian U.S. Equity Portfolio.

                           MET INVESTORS SERIES TRUST
                            22 Corporate Plaza Drive
                         Newport Beach, California 92660
                               September 23, 2004

Dear Contract Owner:

     As an Owner of a variable annuity or variable life insurance contract (the "Contract") issued by MetLife Investors Insurance Company, MetLife Investors USA Insurance Company, First MetLife Investors Insurance Company and MetLife Investors Insurance Company of California (each an "Insurance Company"), you have the right to instruct the Insurance Company how to vote certain shares of the J.P. Morgan Select Equity Portfolio (the "Portfolio") of Met Investors Series Trust (the "Trust") at a Special Meeting of Shareholders to be held on November 12, 2004. Although you are not directly a shareholder of the Portfolio, some or all of your Contract value is invested, as provided by your Contract, in the Portfolio. Accordingly, you have the right under your Contract to instruct the Insurance Company how to vote the Portfolio's shares that are attributable to your Contract at the Special Meeting. Before the Special Meeting, I would like your vote on the important proposal described in the accompanying Prospectus/Proxy Statement.

     The Prospectus/Proxy Statement describes the proposed reorganization of the Portfolio. All of the assets of the Portfolio would be acquired by Capital Guardian U.S. Equity Portfolio ("U.S. Equity"), a series of Metropolitan Series Fund, Inc., in exchange for shares of U.S. Equity and the assumption by U.S. Equity of the liabilities of the Portfolio. U.S. Equity's investment objective and investment policies are similar to those of the Portfolio.

     You will receive either Class A or Class B shares of U.S. Equity having an aggregate net asset value equal to the aggregate net asset value of your Portfolio's shares. Details about U.S. Equity's investment objective, performance, and management team are contained in the attached Prospectus/Proxy Statement. For federal income tax purposes, the transaction is expected to be a non-taxable event for shareholders and Owners.

     The Board of Trustees has approved the proposal for the Portfolio and recommends that you vote FOR the proposal.

     I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposal. If you attend the meeting, you may give your voting instructions in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed voting instructions form in the enclosed postage-paid envelope. You may also transmit your voting instructions through the Internet. Instructions on how to complete the voting instructions form or vote through the Internet are included immediately after the Notice of Special Meeting.

     If you have any questions about the voting instructions form please call the Trust at 1-800-848-3854. If we do not receive your completed voting instructions form or your Internet vote within several weeks, you may be contacted by ALAMO Direct, our proxy solicitor, who will remind you to pass on your voting instructions.

     Thank you for taking this matter seriously and participating in this important process.



                                                     Sincerely,

                                                     /s/ Elizabeth M. Forget
                                                     Elizabeth M. Forget
                                                     President
                                                     Met Investors Series Trust

                           MET INVESTORS SERIES TRUST
                            22 Corporate Plaza Drive
                         Newport Beach, California 92660

                       J.P. Morgan Select Equity Portfolio

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held on November 12, 2004

To the Shareholders of Met Investors Series Trust:

     NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the J.P. Morgan Select Equity Portfolio of Met Investors Series Trust (the "Trust"), a Delaware statutory trust, will be held at the offices of the Trust, 22 Corporate Plaza Drive, Newport Beach, California 92660 on November 12, 2004 at 9:00 a.m. Pacific Time and any adjournments thereof (the "Special Meeting") for the following purpose:

1. To consider and act upon an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of J.P. Morgan Select Equity Portfolio ("Select Equity") by Capital Guardian U.S. Equity Portfolio ("U.S. Equity"), a series of Metropolitan Series Fund, Inc., in exchange for shares of U.S. Equity and the assumption by U.S. Equity of the liabilities of Select Equity. The Plan also provides for distribution of these shares of U.S. Equity to shareholders of Select Equity in liquidation and subsequent termination of Select Equity. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of Select Equity.

     The Board of Trustees has fixed the close of business on August 31, 2004 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

                                      By order of the Board of Trustees


                                      Richard C. Pearson
                                      Secretary

September 23, 2004

CONTRACT OWNERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING VOTING INSTRUCTIONS FORM IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR FOLLOW THE INSTRUCTIONS IN THE MATERIALS RELATING TO INTERNET VOTING. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE VOTING INSTRUCTIONS FORM ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE. IT IS IMPORTANT THAT THE FORM BE RETURNED PROMPTLY.

                     INSTRUCTIONS FOR SIGNING VOTING INSTRUCTIONS FORM

     The following general rules for signing voting instructions forms may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your voting instructions form properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the voting instructions form.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instructions form.

     3. All Other Accounts: The capacity of the individual signing the voting instructions form should be indicated unless it is reflected in the form of registration. For example:




         Registration                                                  Valid Signature

         Corporate Accounts

         (1)      ABC Corp. . . . . . . . . . . . . . . . . . . . . . . ABC Corp.

         (2)      ABC Corp. . . . . . . . . . . . . . . . . . . . . . . John Doe, Treasurer

         (3)      ABC Corp.
                  c/o John Doe, Treasurer . . . . . . . . . . . . . .   John Doe

         (4)      ABC Corp. Profit Sharing Plan . . . . . . . . . .     John Doe, Trustee

         Trust Accounts

         (1)      ABC Trust . . . . . . . . . . . . . . . . . . . . .   Jane B. Doe, Trustee

         (2)      Jane B. Doe, Trustee
                  u/t/d 12/28/78 . . . . . . . . . . . . . . . . . . .  Jane B. Doe

         Custodial or Estate Accounts

         (1)      John B. Smith, Cust.
                  f/b/o John B. Smith, Jr. UGMA . . . . . . . . . .     John B. Smith

         (2)      Estate of John B. Smith . . . . . . . . . . . . . . . John B. Smith, Jr., Executor


INSTRUCTIONS FOR VOTING OVER THE INTERNET


To vote your voting instructions form via the Internet follow the four easy steps below.


     1.   Read the accompanying proxy information and voting instructions form.

     2.   Go to https://vote.proxy-direct.com.

     3.   Enter the 14-digit "CONTROL NO." from your voting instructions form.

     4.   Follow the simple online instructions.

You do not need to return your voting instructions form if you vote via an Internet site.

                    ACQUISITION OF ASSETS AND LIABILITIES OF

                       J.P. MORGAN SELECT EQUITY PORTFOLIO
                                   a series of
                           Met Investors Series Trust
                            22 Corporate Plaza Drive
                         Newport Beach, California 92660
                                 (800) 848-3854

                        BY AND IN EXCHANGE FOR SHARES OF

                     CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO
                                   a series of
                         Metropolitan Series Fund, Inc.
                               501 Boylston Street
                           Boston, Massachusetts 02116
                                 (800) 638-7732


                           PROSPECTUS/PROXY STATEMENT

                            DATED SEPTEMBER 23, 2004


     This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreement and Plan of Reorganization (the "Plan") which will be submitted to shareholders of J. P. Morgan Select Equity Portfolio ("Select Equity") for consideration at a Special Meeting of Shareholders to be held on November 12, 2004 at 9:00 a.m. Pacific Time at the offices of Met Investors Series Trust (the "Trust"), 22 Corporate Plaza Drive, Newport Beach, California 92660, and any adjournments thereof (the "Meeting").

                                    GENERAL

     Subject to the approval of Select Equity's shareholders, the Board of Trustees of the Trust has approved the proposed reorganization of Select Equity, which is a series of the Trust, into Capital Guardian U.S. Equity Portfolio ("U.S. Equity"), a series of Metropolitan Series Fund, Inc. (the "Fund"). Select Equity and U.S. Equity are sometimes referred to respectively in this Prospectus/Proxy Statement individually as a "Portfolio" and collectively as the "Portfolios."

     MetLife Investors Insurance Company, MetLife Investors USA Insurance Company, MetLife Investors Insurance Company of California and First MetLife Investors Insurance Company (individually an "Insurance Company" and collectively the "Insurance Companies"), affiliates of Metropolitan Life Insurance Company, a New York life insurance company ("MetLife"), are the record owners of Select Equity's shares and at the Meeting will vote the shares of Select Equity held in their separate accounts.


     As an owner of a variable life insurance or annuity contract (a "Contract") issued by the Insurance Company, you have the right to instruct the Insurance Company how to vote the shares of Select Equity that are attributable to your Contract at the Meeting. Although you are not directly a shareholder of Select Equity, you have this right because some or all of your Contract value is invested, as provided by your Contract, in Select Equity. For simplicity, in this Prospectus/Proxy Statement:

     o "Record Holder" of Select Equity refers to each Insurance Company which holds Select Equity's shares of record;

     o "shares" refers generally to your shares of beneficial interest in the Portfolio; and

     o    "shareholder" or "Contract Owner" refers to you.

     In the reorganization, all of the assets of Select Equity will be acquired by U.S. Equity in exchange for Class A and Class B shares of U.S. Equity and the assumption by U.S. Equity of the liabilities of Select Equity (the "Reorganization"). If the Reorganization is approved, Class A and Class B shares of Select Equity will be distributed to each Record Holder in liquidation of Select Equity, and Select Equity will be terminated as a series of the Trust. You will then hold that number of full and fractional shares of U.S. Equity which have an aggregate net asset value equal to the aggregate net asset value of your shares of Select Equity.

     Select  Equity is a separate  diversified  series of the Trust,  a Delaware statutory trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). U.S. Equity is a separate diversified series of the Fund, a Maryland corporation, which is also an open-end management investment company registered under the 1940 Act. The investment objective of Select Equity is similar to that of U.S. Equity, as follows:



------------------------------------------------------- -------------------------------------------------------------
                      Portfolio                                             Investment Objective
------------------------------------------------------- -------------------------------------------------------------
------------------------------------------------------- -------------------------------------------------------------

Select Equity                                           Provide long-term growth of capital and income.
------------------------------------------------------- -------------------------------------------------------------
------------------------------------------------------- -------------------------------------------------------------
U.S. Equity                                             Long-term growth of capital.
------------------------------------------------------- -------------------------------------------------------------

The  investment  strategies  for  Select  Equity  are  similar to those for U.S.
Equity.

     This Prospectus/Proxy Statement explains concisely the information about U.S. Equity that you should know before voting on the Reorganization. Please read it carefully and keep it for future reference. Additional information concerning each Portfolio and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):


--------------------------------------------------------------------- --------------------------------------------------

Information about Select Equity:                                      How to Obtain this Information:
-------------------------------                                       -------------------------------
--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------


Prospectus of the Trust relating to Select Equity, dated May 1, 2004  Copies are available upon request and without charge if you:
Statement of Additional Information of the Trust relating to Select
Equity, dated May 1, 2004
                                                                       o    Write to the Trust at the address
Annual Report of the Trust relating to Select Equity for the year           listed on the cover page of this
ended December 31, 2003                                                     Prospectus/Proxy Statement; or

Semi-Annual Report of the Trust relating to Select Equity for the
six month period ended June 30, 2004                                   o    Call (800) 343-8496 toll-free.
--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Information about U.S. Equity                                         How to Obtain this Information:
-----------------------------                                         -------------------------------
--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Prospectus of the Fund relating to U.S. Equity, dated May 1, 2004,    A copy is available upon request and without
which accompanies this Prospectus/Proxy Statement                     charge if you:

Statement of Additional Information of the Fund relating to U.S.
Equity, dated May 1, 2004                                             o      Write to the Fund at the address listed
                                                                             on the cover page of this
Annual Report of the Fund relating to U.S. Equity for the year               Prospectus/Proxy Statement; or
ended December 31, 2003

Semi-Annual Report of the Fund relating to U.S. Equity for the six    o      Call (800) 638-7732 toll-free.
month period ended June 30, 2004
--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Information about the Reorganization:                                 How to Obtain this Information:
------------------------------------                                  -------------------------------
--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Statement of Additional Information dated September 23, 2004, which   A copy is available upon request and without
relates to this Prospectus/Proxy Statement and the Reorganization     charge if you:


                                                                      o       Write to the Fund at the address listed
                                                                              on the cover page of this
                                                                              Prospectus/Proxy Statement; or


                                                                      o       Call (800) 638-7732 toll-free.
--------------------------------------------------------------------- --------------------------------------------------


     You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following E-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, or the regional offices of the SEC located at 233 Broadway, New York, NY 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604. Information on the operation of the Public Reference Branch may be obtained by calling (202) 942-8090.


     Information relating to Select Equity contained in the Prospectus of the Trust dated May 1, 2004 (SEC File No. 811-10183) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) Information relating to U.S. Equity contained in the Prospectus of the Fund dated May 1, 2004 (SEC File No. 811-3618) also is incorporated by reference in this document. The Statement of Additional Information dated September 20, 2004 relating to this Prospectus/Proxy Statement and the Reorganization, which includes the financial statements of the Trust relating to Select Equity for the year ended December 31, 2003 and the six month period ended June 30, 2004, financial statements of the Fund relating to U.S. Equity for the year ended December 31, 2003 and the six month period ended June 30, 2004 and the pro forma financial statements of the Fund relating to U.S. Equity for the twelve month period ended June 30, 2004, is incorporated by reference in its entirety in this document.


-----------------------------------------------------------------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

-----------------------------------------------------------------------------

         An investment in U.S. Equity through a Contract:


     o    is not a deposit of, or guaranteed by, any bank


     o is not insured by the FDIC, the Federal Reserve Board or any other government agency


     o    is not endorsed by any bank or government agency


     o involves investment risk, including possible loss of the purchase payment of your original investment



                                                 TABLE OF CONTENTS
                                                                                                               Page


 SUMMARY........................................................................................................  6
         Why is the Reorganization being proposed?................................................................6
         What are the key features of the Reorganization?.........................................................6
         After the Reorganization, what shares of U.S. Equity will I own?.........................................7
         How will the Reorganization affect me?...................................................................7
         How do the Trustees recommend that I vote?...............................................................7
         How do the Portfolios' investment objectives, principal investment strategies and risks compare?.........8
         How do the Portfolios' fees and expenses compare?.......................................................10
         How do the Portfolios' performance records compare?.....................................................12
         Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?.............................................................................14
         Who will be the investment adviser of my Portfolio after the Reorganization?  What will the management and advisory fees be after the Reorganization?..........................................................14
         What will be the primary federal tax consequences of the Reorganization?................................17
 RISKS......................................................................................................... .17
         Are the risk factors for the Portfolios similar?........................................................17
         What are the primary risks of investing in each Portfolio?..............................................17
         Are there any other risks of investing in each Portfolio?...............................................19
 INFORMATION ABOUT THE REORGANIZATION........................................................................... 20
         Reasons for the Reorganization..........................................................................20
         Agreement and Plan of Reorganization....................................................................21
         Federal Income Tax Consequences.........................................................................22
         Pro-forma Capitalization................................................................................24
         Distribution of Shares..................................................................................25
         Purchase and Redemption Procedures......................................................................26
         Exchange Privileges.....................................................................................26
         Dividend Policy.........................................................................................26
 COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS................................................................ 27
         Form of Organization....................................................................................27
         Capitalization..........................................................................................27
         Shareholder Liability...................................................................................28
         Shareholder Meetings and Voting Rights..................................................................28
         Liquidation.............................................................................................29
         Liability and Indemnification of Trustees/Directors.....................................................29
 VOTING INFORMATION CONCERNING THE MEETING...................................................................... 30
         Shareholder Information.................................................................................32
         Control Persons and Principal Holders of Securities.....................................................33
 FINANCIAL STATEMENTS AND EXPERTS............................................................................... 33
 LEGAL MATTERS.................................................................................................. 34
 ADDITIONAL INFORMATION......................................................................................... 34
 OTHER BUSINESS................................................................................................. 34
EXHIBIT A  Form of Agreement and Plan of Reorganization.........................................................A-1
EXHIBIT B  Management's Discussion and Analysis.................................................................B-1



                                                 SUMMARY

      THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES OF THE REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO
       YOU. TO UNDERSTAND THE REORGANIZATION, YOU SHOULD READ THIS ENTIRE
                  PROSPECTUS/PROXY STATEMENT AND THE EXHIBITS.

     This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectus and Statement of Additional Information relating to the Portfolios and the form of the Agreement and Plan of Reorganization (the "Plan"), which is attached to this Prospectus/Proxy Statement as Exhibit A.

Why is the Reorganization being proposed?


     The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies, especially those that have been unable to accumulate significant assets, that serve as funding vehicles for insurance contracts issued by MetLife and its affiliates. Select Equity's performance over the last one year period ended December 31, 2003 has been lower than that of U.S. Equity. In addition, U.S. Equity's total annual operating expenses were the same as those of Select Equity in 2003 and as of June 30, 2004. However, subsequent to the Reorganization, it is expected that the annual operating expenses of U.S. Equity will be lower than those of Select Equity. Therefore, the Trustees believe that the Reorganization is in the best interests of Select Equity's shareholders.


What are the key features of the Reorganization?

     The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:


     o the transfer in-kind of all of the assets of Select Equity to U.S. Equity in exchange for Class A and Class B shares of U.S. Equity;


     o    the  assumption  by U.S.  Equity of all of the  liabilities  of Select
          Equity;


     o the liquidation of Select Equity by distribution of Class A and Class B shares of U.S. Equity to Select Equity's Record Holders; and


     o the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

The Reorganization is expected to be completed on or about November 22, 2004.





After the Reorganization, what shares of U.S. Equity will I own?

     If you own Class A or Class B shares of Select Equity, you will own Class A or Class B shares, respectively, of U.S. Equity.

     The new shares you receive will have the same total value as your shares of Select Equity, as of the close of business on the day immediately prior to the Reorganization.

How will the Reorganization affect me?

     It is anticipated that the Reorganization will benefit you as well as the Record Holders as follows:


     o COST SAVINGS: The total operating expenses of U.S. Equity historically have been similar to those of Select Equity. As of June 30, 2004, U.S. Equity and Select Equity's total operating expenses for Class A and
          Class B shares were 0.75% and 1.00%, respectively. Had the Reorganization been completed as of July 1, 2003, the expense ratios for Class A and B shares of U.S. Equity for the twelve month period ended June 30, 2004 would have been 0.74% and 0.99%, respectively.


     o OPERATING EFFICIENCIES: Upon the Reorganization, operating efficiencies may be achieved by U.S. Equity because it will have a greater level of assets. As of June 30, 2004, Select Equity's total net assets were approximately $125 million, and U.S. Equity's total net assets were approximately $382 million.

     The Reorganization will not affect your Contract rights. The value of your Contract will remain the same immediately following the Reorganization. The Fund will sell its shares on a continuous basis at net asset value only to insurance companies and to employee benefit plans that are qualified plans under federal tax law. Each Insurance Company will keep the same separate account. Your Contract values will be allocated to the same separate account and that separate account will invest in U.S. Equity after the Reorganization. After the Reorganization your Contract values will depend on the performance of U.S. Equity rather than that of Select Equity. Neither the Trust nor Contract Owners will bear any costs of the Meeting, this proxy solicitation or any adjourned session. All of the costs of the Reorganization will be paid by MetLife or one of its affiliates.

     Like Select Equity, U.S. Equity will declare and pay dividends from net investment income annually and will distribute net realized capital gains, if any, to the Insurance Company separate accounts (not to you) once a year. These dividends and distributions will continue to be reinvested by your Insurance Company in additional Class A or Class B shares of U.S. Equity.

How do the Trustees recommend that I vote?

     The Trustees of the Trust, including the Trustees who are not "interested persons" (the "Disinterested Trustees"), as such term is defined in the 1940 Act, have concluded that the Reorganization would be in the best interest of the shareholders of Select Equity, and that their interests will not be diluted as a result of the Reorganization. Accordingly, the Trustees have submitted the Plan for the approval of the shareholders of Select Equity.



      THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION.

The Directors of the Fund, including those Directors who are not "interested persons" of the Fund (the "Independent Directors"), have also approved the Plan on behalf of U.S. Equity.

How do the Portfolios' investment objectives, principal investment strategies and risks compare?

     The investment objective and investment strategies of Select Equity are similar to those of U.S. Equity. The investment objective of each Portfolio is non-fundamental, which means that it may be changed by vote of the Trustees or Directors, as the case may be, and without shareholder approval.

     The following tables summarize the investment objectives and principal investment strategies of Select Equity and U.S. Equity as set forth in their respective Prospectus and Statement of Additional Information.


   ------------------ -------------------------------------------------------------------------------
                      Select Equity
   ------------------ -------------------------------------------------------------------------------
   ------------------ -------------------------------------------------------------------------------

   Investment         Provide long-term growth of capital and income.
   Objective
   ------------------ -------------------------------------------------------------------------------
   ------------------ -------------------------------------------------------------------------------
   Principal          Seeks to outperform the total return of the S&P 500 Index, consistent with
   Investment         reasonable investment risk.
   Strategies
                      Intends, under normal circumstances, to be fully invested primarily in the stock of large- and medium-sized companies included in the S&P 500 Index.

                      In managing the Portfolio, the potential for appreciation and dividend growth is given more weight than current dividends.

                      Emphasizes securities believed to be undervalued.

                      May only invest in equity securities of foreign corporations listed on a U.S.
                      securities exchange or denominated or principally traded in the U.S. dollar.
   ------------------ -------------------------------------------------------------------------------


   ------------------ -------------------------------------------------------------------------------
                      U.S. Equity
   ------------------ -------------------------------------------------------------------------------
   ------------------ -------------------------------------------------------------------------------
   Investment         Long-term growth of capital.
   Objective
   ------------------ -------------------------------------------------------------------------------
   ------------------ -------------------------------------------------------------------------------
   Principal          Invests, under normal circumstances, at least 80% of its assets in "equity
   Investment         securities" which are for the purposes of this 80% minimum defined as
   Strategies         securities of U.S. companies with market capitalizations greater than $1 billion at the time of purchase.

                      May also invest in fixed income securities convertible into equity securities.

                      In selecting stocks, the Portfolio's Subadviser focuses primarily on potential for capital appreciation and seeks companies with asset values it believes are understated, strong balance sheets, and stock prices it does not consider excessive relative to book value.

                      May invest up to 15% of its total assets in foreign securities, including securities of issuers in emerging markets.
   ------------------ -------------------------------------------------------------------------------

     Because the two Portfolios have similar investment objectives and policies, they are subject to similar, but not identical, risks. The principal risks of investing in U.S. Equity and Select Equity include:

o Market risk - a Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. A Portfolio's investment performance may also be harmed by potentially rapid changes in the prices of equity securities.

o Market capitalization risk - investments primarily in issuers in one market capitalization category (large, medium or small) carry the risk that due to current market conditions that category may be out of favor; investments in medium and small capitalization companies may be subject to special risks which cause them to be subject to greater price volatility and more significant declines in market downturns than securities of larger companies; investments in small capitalization companies may be subject to more risk than investments in medium capitalization companies.

o Investment style risk - different investment styles such as growth or value investing tend to shift in or our of favor, depending on market and economic conditions as well as investor sentiment.


o Foreign investment risk - investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers are subject. These risks are increased for emerging market securities. Select Equity's foreign investment risk is limited, however, because it may only invest in equity securities of foreign corporations listed on a U.S. securities exchange or denominated or principally traded in the U.S. dollar.


     Each Portfolio may invest some or all of its assets in money market instruments or utilize other investment strategies as a temporary defensive measure during, or in anticipation of, adverse market conditions or, in the case of U.S. Equity, to meet redemptions. This strategy may be inconsistent with the Portfolios' principal investment objectives and strategies, and could result in lower returns and loss of market opportunities.

     For a detailed discussion of the Portfolios' risks, see the section entitled "Risks" below.

     The Portfolios have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectuses and Statements of Additional Information of the Portfolios.


     Although Select Equity and U.S. Equity have similar investment objectives and similar investment strategies, it is anticipated that the securities held by Select Equity may be sold in significant amounts in order to comply with the policies and investment practices of U.S. Equity in connection with the Reorganization. If such sales occur and unless such securities are not permitted to be held by U.S. Equity, the transaction costs of each Portfolio will be increased. Such costs are ultimately borne by the Portfolio's shareholders. Transaction costs of securities not permitted to be held by U.S. Equity will be borne by MetLife or one of its affiliates.


How do the Portfolios' fees and expenses compare?

     Select Equity offers two classes of shares (Class A and Class B). U.S. Equity offers three classes of shares (Class A, Class B and Class E). Only U.S. Equity's Class A and Class B shares are involved in the Reorganization. You will not pay any initial or deferred sales charge in connection with the Reorganization.

     The following tables allow you to compare the various fees and expenses that you may pay for buying and holding Class A and Class B shares of each of the Portfolios. The table entitled "U.S. Equity Pro Forma" shows you what fees and expenses are estimated to be assuming the Reorganization takes place.

     The amounts for the Class A and Class B shares of Select Equity and U.S. Equity set forth in the following tables and in the examples are based on the expenses for Select Equity and U.S. Equity for the twelve month period ended June 30, 2004. The amounts for Class A and Class B shares of U.S. Equity (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of U.S. Equity would have been for the twelve month period ended June 30, 2004, had the Reorganization taken place as of July 1, 2003.

     The shares of Select Equity and U.S. Equity are not charged any initial or deferred sales charge, or any other transaction fees.

THESE TABLES DO NOT REFLECT ANY FEES, EXPENSES AND WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


----------------------------- -------------------------- -------------------------- --------------------------
                                    Select Equity               U.S. Equity          U.S. Equity (Pro Forma)
----------------------------- -------------------------- -------------------------- --------------------------
----------------------------- ------------- ------------ ------------- ------------ ------------- ------------

                                Class A       Class B      Class A       Class B      Class A       Class B
                                -------       -------      -------       -------      -------       -------
----------------------------- ------------- ------------ ------------- ------------ ------------- ------------
----------------------------- ------------- ------------ ------------- ------------ ------------- ------------
Management Fees                  0.62%         0.62%        0.68%         0.68%        0.67%         0.67%
----------------------------- ------------- ------------ ------------- ------------ ------------- ------------
----------------------------- ------------- ------------ ------------- ------------ ------------- ------------
Distribution and                  None         0.25%         None         0.25%         None         0.25%
12b-1 Fees
----------------------------- ------------- ------------ ------------- ------------ ------------- ------------
----------------------------- ------------- ------------ ------------- ------------ ------------- ------------
Other Expenses                   0.13%         0.13%        0.07%         0.07%        0.07%         0.07%
----------------------------- ------------- ------------ ------------- ------------ ------------- ------------
----------------------------- ------------- ------------ ------------- ------------ ------------- ------------

Total Annual Portfolio           0.75%         1.00%        0.75%         1.00%        0.74%        0.99%

Operating Expenses

----------------------------- ------------- ------------ ------------- ------------ ------------- ------------


     The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in Select Equity versus U.S. Equity and U.S. Equity Pro Forma, assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.

     THE EXAMPLES DO NOT REFLECT ANY FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.



         Examples of Portfolio Expenses

          ----------------- ---------------------------------------------------------------------------------
                                                              Select Equity
                                 One Year           Three Years          Five Years           Ten Years

          Class A                   $77                 $240                $417                 $930
          Class B                  $102                 $318                $552                $1,225
          ----------------- -------------------- ------------------- -------------------- -------------------


          ----------------- ---------------------------------------------------------------------------------
                                                              U.S. Equity
                                 One Year           Three Years          Five Years           Ten Years
          Class A                   $77                 $240                $417                 $930
          Class B                  $102                 $318                $552                $1,225
          ----------------- -------------------- ------------------- -------------------- -------------------


          ----------------- ---------------------------------------------------------------------------------
                                                         U.S. Equity Pro Forma
                                 One Year           Three Years          Five Years           Ten Years
          Class A                   $76                 $237                $411                 $918
          Class B                  $101                 $315                $547                $1,213
          ----------------- -------------------- ------------------- -------------------- -------------------


How do the Portfolios' performance records compare?

     The following charts show how the Class A shares of U.S. Equity and of Select Equity and the shares of Select Equity Portfolio, a portfolio of Cova Series Trust and the predecessor of Select Equity, have performed in the past. The assets and liabilities of the predecessor fund were transferred to Select Equity on February 12, 2001. Class B Shares of Select Equity commenced operations on April 3, 2001. The Class A and Class B shares of U.S. Equity commenced operations on May 1, 2002. Past performance is not an indication of future results.


     PERFORMANCE DOES NOT REFLECT ANY FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.


         Year-by-Year Total Return (%)

     The charts below show the percentage gain or loss for the Class A shares of Select Equity for each calendar year since the inception of Select Equity's predecessor on May 1, 1996 and the Class A shares of U.S. Equity in each full calendar year since inception.

     These charts should give you a general idea of the risks of investing in each Portfolio by showing how the Portfolio's return has varied from year-to-year. These charts include the effects of Portfolio expenses. Total return amounts are based on the inception date of Select Equity's predecessor portfolio and of U.S. Equity, which periods may have occurred before your Contract began; accordingly, your investment results may differ. Each Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

                                  Select Equity

     ----------- --------- -------- -------- --------- ---------- ---------
      31.55%      22.56%    9.71%    -6.18%   -6.05%    -25.65%    33.50%







       97           98        99       00       01        02         03
     ----------- --------- -------- -------- --------- ---------- ---------
                        High Quarter: 4th- 1998 + 21.63%
                         Low Quarter: 3rd - 2002 -17.89%



                                   U.S. Equity

                                ---------------
                                     37.72%






                                       03
                                ---------------
                        High Quarter: 2nd- 2003 + 19.35%
                         Low Quarter: 1st - 2003 -1.27%

     The next set of tables lists the average annual total return of the Class A shares of Select Equity and its predecessor for the past one and five years and since inception (through December 31, 2003), of Class B shares of Select Equity for the past one year and since inception (through December 31, 2003) and of Class A and Class B shares of U.S. Equity for the past one year period and since inception (through December 31, 2003). These tables include the effects of portfolio expenses and are intended to provide you with some indication of the risks of investing in each Portfolio by comparing its performance with an appropriate widely recognized index of securities, a description of which can be found following the table. An index does not reflect fees or expenses. It is not possible to invest directly in an index.




         Average Annual Total Return (for the period ended 12/31/2003)(1)

       ------------------------------ ---------------- ----------------- ----------------- ----------------

       Select Equity                   1 Year Ended     5 Years Ended     From Inception   Inception Date
       -------------
                                         12/31/03          12/31/03        to 12/31/03
       ------------------------------ ---------------- ----------------- ----------------- ----------------
       ------------------------------ ---------------- ----------------- ----------------- ----------------
       Class A shares                     33.50%            -0.82%            6.99%            5/1/96
       ------------------------------ ---------------- ----------------- ----------------- ----------------
       ------------------------------ ---------------- ----------------- ----------------- ----------------
       Class B shares                     33.20%              __              1.89%            4/3/01
       ------------------------------ ---------------- ----------------- ----------------- ----------------
       ------------------------------ ---------------- ----------------- ----------------- ----------------
       S&P 500 Index                      28.69%            -0.56%            8.86%*
       ------------------------------ ---------------- ----------------- ----------------- ----------------




       ------------------------------ ---------------- ----------------- -----------------

       U.S. Equity                     1 Year Ended     From Inception    Inception Date
       -----------
                                         12/31/03        to 12/31/03

       ------------------------------ ---------------- ----------------- -----------------
       ------------------------------ ---------------- ----------------- -----------------
       Class A shares                     37.72%            5.19%             5/1/02
       ------------------------------ ---------------- ----------------- -----------------
       ------------------------------ ---------------- ----------------- -----------------
       Class B shares                     37.44%            4.94%             5/1/02
       ------------------------------ ---------------- ----------------- -----------------
       ------------------------------ ---------------- ----------------- -----------------
       S&P 500 Index                      28.69%            3.80%
       ------------------------------ ---------------- ----------------- -----------------


     (1) Reflects waiver of advisory fees and reimbursements and/or waivers of expenses for certain periods. Without such reimbursements and/or waivers, the average annual total returns during the periods would have been lower.

         *  Date of Index performance is from 5/1/96.



                                  --------------------------

     The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized publicly traded companies and is often used to indicate the performance of the overall stock market.

     For a detailed discussion of the manner of calculating total return, please see each Portfolio's Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

     Important information about U.S. Equity is also contained in management's discussion of U.S. Equity's performance attached as Exhibit B to this Prospectus/Proxy Statement. This information also appears in the most recent Annual Report of the Fund relating to U.S. Equity.

Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?

     The Reorganization will not affect your right to purchase and redeem shares, to change among the Insurance Company's separate account options, to annuitize, and to receive distributions as permitted by your Contract. After the Reorganization, you will be able under your current Contract to purchase additional Class A or Class B shares, as applicable, of U.S. Equity. For more information, see "Purchase and Redemption Procedures," "Exchange Privileges" and "Dividend Policy" below.

Who will be the investment adviser of my Portfolio after the Reorganization? What will the management and advisory fees be after the Reorganization?

         Management of the Portfolios

     The overall management of Select Equity and of U.S. Equity is the responsibility of, and is supervised by, the Board of Trustees of the Trust and the Board of Directors of the Fund, respectively.

         Adviser


     MetLife Advisers, LLC (the "Adviser") is the investment adviser for U.S. Equity Portfolio. The Adviser has contracted with the Subadviser to make the day -to -day investment decisions for U.S. Equity. The Adviser is = = responsible for overseeing the Fund's subadvisers, including the Subadviser, and for making recommendations to the Fund's Board of Directors relating to hiring and replacing the Fund's subadvisers.


         Facts about the Adviser:

         --------------------------------------------------------------------


     o    The Adviser is an affiliate of MetLife.


     o The Adviser manages a family of investment portfolios sold primarily to separate accounts of MetLife and its affiliates to fund variable life insurance contracts and variable annuity certificates and contracts, with assets of approximately $22.4 billion as of December 31, 2003.


     o    The Adviser is located at 501 Boylston Street,  Boston,  Massachusetts
          02116.

         -------------------------------------------------------------------

         Subadviser

     Capital Guardian Trust Company (the "Subadviser") is the subadviser to U.S. Equity Portfolio. Pursuant to a Subadvisory Agreement with the Adviser, the Subadviser continuously furnishes an investment program for the Portfolio, makes day-to-day investment decisions on behalf of the Portfolio, and arranges for the execution of Portfolio transactions.

         Facts about the Subadviser:

         ---------------------------------------------------------------------


     o The Subadviser has been providing investment management services since 1968.


     o The Subadviser is an indirect wholly-owned subsidiary of The Capital Group Companies, Inc.


     o The Subadviser had assets under management of approximately $146.1 billion as of December 31, 2003.


     o The Subadviser is located at 333 South Hope Street, Los Angeles, California 90071.

------------------------------------------------------------------------------


     The Subadviser uses a multiple portfolio manager system under which U.S. Equity is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selections as well as valuation and transaction assessment. An additional portion of the Portfolio is managed by a group of investment research analysts.

     The individual portfolio managers of each segment of the Portfolio, other than that managed by the group of research analysts, are as follows:

     Michael Erickson is a Senior Vice President and portfolio manager for the Subadviser and a Senior Vice President and Director for Capital International Limited. He joined the Capital Guardian organization in 1987.

     David Fisher is Chairman of the Board of Capital Group International, Inc. and the Subadviser. He joined the Capital Guardian organization in 1969.

     Theodore Samuels is a Senior Vice President and a Director for the Subadviser, as well as a Director of Capital International Research, Inc. He joined the Capital Guardian organization in 1981.

     Eugene Stein is an Executive Vice President, a Director and Chairman of the Subadviser, as well as Chairman of the Subadviser's Investment Committee. He joined the Capital Guardian organization in 1972.

     Terry Berkemeier is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility in the Subadviser and research responsibilities for the global metals and mining industries. He joined the Capital Guardian organization in 1992.

     Alan J. Wilson is a Vice President of Capital International Research, Inc. and has research responsibilities covering U.S. oil services and household products. He joined the Capital Guardian organization in 1991.

     Karen  Miller  is  a  Senior  Vice   President   and  Director  of  Capital
International  Research,  Inc. She joined the Capital  Guardian  organization in
1990.

         Management Fees

     U.S. Equity pays the Adviser a monthly investment advisory fee at the annual rate of 0.70% of the Portfolio's average daily net assets up to $200 million, plus 0.65% of such assets over $200 million up to $500 million, plus 0.60% of such assets over $500 million up to $2 billion, plus 0.55% of such assets over $2 billion.

     The Adviser may, at its discretion, reduce or waive its fee or reimburse the Portfolio for certain of its other expenses in order to reduce the expense ratios. Unless otherwise agreed upon, the Adviser may also reduce or cease these voluntary waivers and reimbursements at any time.

         Subadvisory Fees

     Under the terms of the Subadvisory Agreement, the Subadviser is paid by the Adviser for providing subadvisory services to U.S. Equity at the annual rate of 0.45% for the first $100 million of the Portfolio's average daily net assets, 0.40% for the next $400 million, 0.35% for the next $500 million and 0.30% for amounts over $1 billion. The Portfolio does not pay a fee to the Subadviser.


What will be the primary federal tax consequences of the Reorganization?

     Prior to or at the completion of the Reorganization, Select Equity and U.S. Equity will have received an opinion from the law firm of Sullivan & Worcester LLP that the Reorganization has been structured so that no gain or loss will be recognized by Select Equity or its Record Holders for federal income tax purposes as a result of receiving shares of U.S. Equity in connection with the Reorganization. The holding period and aggregate tax basis of the shares of U.S. Equity that are received by the Record Holders of Select Equity will be the same as the holding period and aggregate tax basis of the shares of Select Equity previously held by such Record Holders, provided that such shares of Select Equity are held as capital assets. In addition, the holding period and tax basis of the assets of Select Equity in the hands of U.S. Equity as a result of the Reorganization will be the same as in the hands of Select Equity immediately prior to the Reorganization, and no gain or loss will be recognized by U.S. Equity upon the receipt of the assets of Select Equity in exchange for shares of U.S. Equity and the assumption by U.S. Equity of Select Equity's liabilities.
Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization.

                  RISKS

Are the risk factors for the Portfolios similar?

     Yes. The risk factors are similar due to the similar investment objectives and similar investment policies of Select Equity and U.S. Equity. The risks of U.S. Equity are described in greater detail in the Portfolio's Prospectus.

What are the primary risks of investing in each Portfolio?

     An investment in each Portfolio is subject to certain risks. There is no assurance that investment performance of either Portfolio will be positive or that the Portfolios will meet their investment objectives. Loss of money is a risk of investing in either Portfolio. The following tables and discussions highlight the primary risks associated with an investment in each Portfolio.



-------------------------------------- -------------------------------------------------------------------------------
                                       Each of the Portfolios is subject to Market Risk.

-------------------------------------- -------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------

Select Equity                         Normally invests substantially all of its net assets in equity securities.
-------------------------------------- -------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------
 U. S. Equity                          Normally invests at least 80% of its net assets in equity securities.
-------------------------------------- -------------------------------------------------------------------------------


     A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser/Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser/Subadviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser/Subadviser overweights fixed income markets or industries where there are significant declines. The investment performance of a Portfolio that invests in equity securities could also be harmed by the potentially rapid changes in the prices of equity securities (volatility).





---------------------------------------- ------------------------------------------------------------------------


                                         Each of the Portfolios is subject to Foreign Investment Risk.


---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------

Select Equity                            May only invest in equity securities of foreign corporations listed on a U.S. securities exchange or denominated or primarily traded in the
                                         U.S. dollar.

---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
 U. S. Equity                            May invest up to 15% of its total assets in securities of foreign issuers including American Depositary Receipts.
---------------------------------------- ------------------------------------------------------------------------

     Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks are increased for emerging market securities. These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.





------------------------------------- --------------------------------------------------------------------------------
                                      Each of the Portfolios is subject to Market Capitalization Risk.

------------------------------------- --------------------------------------------------------------------------------
------------------------------------- --------------------------------------------------------------------------------

Select Equity                        Normally invests in equity securities of large- and mid-sized companies.
------------------------------------- --------------------------------------------------------------------------------
------------------------------------- --------------------------------------------------------------------------------
 U. S. Equity                         Normally invests in equity securities of companies with market capitalization of more than $1 billion.
------------------------------------- --------------------------------------------------------------------------------

     Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Smaller capitalization companies may be more susceptible to these risks than medium capitalization companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies, including securities of medium capitalization companies.




------------------------------------------------------------ ---------------------------------------------------------
                                                             Each of the Portfolios is subject to Investment Style
                                                             Risk.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Select Equity                                               Invests in securities of value companies.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
 U. S. Equity                                                Invests in securities of companies believed to be
                                                             undervalued.
------------------------------------------------------------ ---------------------------------------------------------


     Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

Are there any other risks of investing in each Portfolio?

     U.S. Equity may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Portfolio may experience high portfolio turnover, resulting in greater brokerage and other transaction costs which are borne by the Portfolio and its shareholders.

     For more information about the risks associated with an investment in U.S. Equity, please see U.S. Equity's prospectus.

                  INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

     The Reorganization is part of an overall plan to reduce the number of portfolios with overlapping investment objectives and policies, especially those that have been unable to accumulate significant assets, in the families of funds which serve as funding vehicles for insurance contracts issued by the Insurance Companies and their affiliates. Reduction in the number of such portfolios is an attempt to improve the operating efficiencies of the Trust's and the Fund's remaining portfolios.

     At a regular meeting held on August 19, 2004, all of the Trustees of the Trust, including the Disinterested Trustees, considered and approved the Reorganization; they determined that the Reorganization was in the best interests of shareholders of Select Equity, and that the interests of existing shareholders of Select Equity will not be diluted as a result of the transactions contemplated by the Reorganization.


     Before approving the Plan, the Trustees evaluated extensive information provided by the management of the Trust and reviewed various factors about the Portfolios and the proposed Reorganization. The Trustees noted that the historical performance of U.S. Equity for the one year period ended December 31, 2003 exceeded that of Select Equity, and that U.S. Equity's total annual operating expenses, while the same as those of Select Equity as of June 30, 2004, are anticipated to be less than those of Select Equity upon consummation of the Reorganization.


     The Trustees considered the relative asset size of each Portfolio, including the benefits of Select Equity joining with a larger combined entity. As of June 30, 2004, Select Equity's assets were approximately $125 million and U.S. Equity's assets were approximately $382 million.

         In addition, the Trustees considered, among other things:


     o    the terms and conditions of the Reorganization;


     o the fact that the Reorganization would not result in the dilution of shareholders' interests;


     o the effect of the Reorganization on the Contract Owners and the value of their Contracts;


     o the fact that Select Equity and U.S. Equity have similar investment objectives and principal investment strategies;


     o the fact that MetLife or one of its affiliates will bear the expenses incurred by the Portfolios in connection with the Reorganization and that no portion of the expenses will be borne directly or indirectly by Select Equity, U.S. Equity or their shareholders;


     o the benefits to shareholders, including operating efficiencies, which may be achieved from participating in the restructuring of the investment portfolios to be offered in connection with each Insurance Company's insurance and annuity products and to employee benefit plans;


     o the fact that U.S. Equity will assume all of the liabilities of Select Equity;


     o the fact that the Reorganization is expected to be a tax free transaction for federal income tax purposes; and


     o alternatives available to shareholders of Select Equity, including the ability to redeem their shares.

     During their consideration of the Reorganization, the Trustees of the Trust met with counsel to the Independent Trustees regarding the legal issues involved.

     After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of the Trust concluded that the proposed Reorganization would be in the best interests of Select Equity and its shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of Select Equity for approval.

     The Directors of the Fund, including the Independent Directors, have also approved the Plan on behalf of U.S. Equity.

Agreement and Plan of Reorganization

     The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).


     The Plan provides that all of the assets of Select Equity will be acquired by U.S. Equity in exchange for Class A and Class B shares of U.S. Equity and the assumption by U.S. Equity of all of the liabilities of Select Equity on or about November 22, 2004 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Select Equity will endeavor to discharge all of its known liabilities and obligations. Select Equity will prepare an unaudited statement of its assets and liabilities as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m.
Eastern time, on the business day next preceding the Closing Date (the "Valuation Time").


     At or prior to the Closing Date, Select Equity will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Portfolio's Record Holders all of the Portfolio's investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Portfolio's net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

     The number of full and fractional shares of each class of U.S. Equity to be received by the Record Holders of Select Equity will be determined by multiplying the respective outstanding class of shares of Select Equity by a factor which shall be computed by dividing the net asset value per share of the respective class of shares of Select Equity by the net asset value per share of the respective class of shares of U.S. Equity. These computations will take place as of the Valuation Time. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

     State Street Bank and Trust Company, the custodian for both Portfolios, will compute the value of each Portfolio's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of U.S. Equity, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

     As soon after the Closing Date as conveniently practicable, Select Equity will liquidate and distribute pro rata to the Record Holders as of the close of business on the Closing Date the full and fractional shares of U.S. Equity received by Select Equity. The liquidation and distribution will be accomplished by the establishment of accounts in the names of Select Equity's Record Holders on U.S. Equity's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of U.S. Equity due to Select Equity's Record Holders. All issued and outstanding shares of Select Equity will be canceled. The shares of U.S. Equity to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, Select Equity will be terminated.

     The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval, as applicable, by Select Equity's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel. Notwithstanding approval of Select Equity's shareholders, the Plan may be terminated (a) by the mutual agreement of Select Equity and U.S. Equity; or (b) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

     Whether or not the Reorganization is consummated, MetLife or one of its affiliates will pay the expenses incurred by Select Equity and U.S. Equity in connection with the Reorganization (including the cost of any proxy-soliciting agent). No portion of the expenses will be borne directly or indirectly by Select Equity, U.S. Equity or their shareholders.

     If Select Equity's shareholders do not approve the Reorganization, the Trustees will consider other possible courses of action which may be in the best interests of shareholders.

Federal Income Tax Consequences

     The Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization. As a condition to the closing of the Reorganization, U.S. Equity and Select Equity will receive an opinion from the law firm of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Portfolios, for federal income tax purposes, upon consummation of the Reorganization:

     (1) The transfer of all of the assets of Select Equity solely in exchange for shares of U.S. Equity and the assumption by U.S. Equity of the liabilities of Select Equity followed by the distribution of U.S. Equity's shares to the Record Holders of Select Equity in dissolution and liquidation of Select Equity, will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and U.S. Equity and Select Equity will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

     (2) No gain or loss will be recognized by U.S. Equity upon the receipt of the assets of Select Equity solely in exchange for the shares of U.S. Equity and the assumption by U.S. Equity of the liabilities of Select Equity;

     (3) No gain or loss will be recognized by Select Equity on the transfer of its assets to U.S. Equity in exchange for U.S. Equity's shares and the assumption by U.S. Equity of the liabilities of Select Equity or upon the distribution (whether actual or constructive) of U.S. Equity's shares to Select Equity's Record Holders in exchange for their shares of Select Equity;

     (4) No gain or loss will be recognized by Select Equity's Record Holders upon the exchange of their shares of Select Equity for shares of U.S. Equity in liquidation of Select Equity;

     (5) The aggregate tax basis of the shares of U.S. Equity received by each Record Holder of Select Equity pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Select Equity held by such Record Holder immediately prior to the Reorganization, and the holding period of the shares of U.S. Equity received by each Record Holder of Select Equity will include the period during which the shares of Select Equity exchanged therefor were held by such Record Holder (provided that the shares of Select Equity were held as a capital asset on the date of the Reorganization); and

     (6) The tax basis of the assets of Select Equity acquired by U.S. Equity will be the same as the tax basis of such assets to Select Equity immediately prior to the Reorganization, and the holding period of such assets in the hands of U.S. Equity will include the period during which the assets were held by Select Equity.

     (7) U.S. Equity will succeed to and take into account the items of Select Equity described in Section 381(c) of the Code. U.S. Equity will take these items into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

     Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, each Record Holder of Select Equity would recognize a taxable gain or loss equal to the difference between its tax basis in its Select Equity shares and the fair market value of the shares of U.S. Equity it received.


     U.S.    Equity's    utilization   after   the    Reorganization    any   of
pre-Reorganization losses realized by Select Equity to offset gains realized by U.S. Equity could be subject to limitation in future years.


Pro-forma Capitalization

     The following table sets forth the capitalization of Select Equity and U.S. Equity as of June 30, 2004, and the capitalization of U.S. Equity on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately
1.182 Class A shares and 1.178 Class B shares of U.S. Equity for each Class A and Class B share of Select Equity, respectively.



                Capitalization of Select Equity, U.S. Equity and
                             U.S. Equity (Pro Forma)


-------------------------- ------------------ ------------------ -------------------
                             Select Equity       U.S. Equity        U.S. Equity
                                                                 Pro-forma (After
                                                                  Reorganization)
-------------------------- ------------------ ------------------ -------------------

Net Assets

Class A                    $114,510,131       $339,009,592       $453,519,723
Class B                    $  10,458,176      $  43,372,964      $  53,831,140
Class E                    ---                ---                ---
Total Net Assets           $124,968,307       $382,382,556       $507,350,863

-------------------------- ------------------ ------------------ -------------------
Net Asset Value Per Share

Class A                    $13.08             $11.07             $11.07
Class B                    $13.00             $11.04             $11.04
Class E                    ---                ---                ---

-------------------------- ------------------ ------------------ -------------------
Shares Outstanding

Class A                    8,751,798             30,621,728         40,965,088
Class B                       804,309              3,930,341          4,878,033
Class E                    ---                ---                ---
                                              ===                ===

-------------------------- ------------------ ------------------ -------------------
Total Shares Outstanding   9,556,107             34,552,069          45,843,121
-------------------------- ------------------ ------------------ -------------------




     The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Portfolio at the time of the Reorganization.

Distribution of Shares

     All portfolios of the Fund mainly sell shares to the separate accounts of certain insurance companies as a funding vehicle for the Contracts offered by those insurance companies. Expenses of the Fund are passed through to the insurance companies' separate accounts and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the insurance companies at the separate account level. The Fund may also offer shares to other separate accounts of other insurers if approved by the Board of Directors of the Fund.

     MetLife serves as the distributor for the Fund's shares. Under Distribution Agreements with the Fund, MetLife serves as the general distributor of shares of each class of the Fund's portfolios, including U.S. Equity, which are sold at the net asset value of such class without any sales charge. The offering of U.S. Equity's shares is continuous. Shares are offered for sale only to certain insurance company separate accounts and qualified plans. The Distribution Agreements do not obligate MetLife to sell a specific number of shares.

     U.S. Equity is authorized to issue three classes of shares: Class A, Class B and Class E. Select Equity currently offers only two classes of shares, Class A and Class B.

     In the proposed Reorganization, shareholders of Select Equity owning Class A or Class B shares will receive Class A or Class B shares, respectively, of U.S. Equity. Class A shares are sold at net asset value without any initial or deferred sales charges and are not subject to distribution-related or shareholder servicing-related fees. No Rule 12b-1 plan has been adopted for the Class A shares of U.S. Equity.

     Class B shares are sold at net asset value without any initial or deferred sales changes and are subject to distribution-related fees. The Fund has adopted a Distribution and Services Plan under Rule 12b-1 of the 1940 Act (the "12b-1 Plan") for Class B and Class E shares of U.S. Equity under which the Portfolio may pay the Fund's distributor for distribution-related services. Under the 12b-1 Plan, the Class B and Class E shares of U.S. Equity each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B and Class E shares. These other parties may include MetLife, certain other insurance companies and their affiliates, and other broker-dealers and financial intermediaries. The 12b-1 Plan also authorizes the Fund to reimburse MetLife for sales commissions and other distribution costs allocable to U.S. Equity. The fee under the 12b-1 Plan for each applicable class of U.S. Equity's shares is calculated as a percentage of the Portfolio's average daily net assets that are attributable to that class. Currently, the fee is 0.25% per year for the Portfolio's Class B shares. This fee will increase the cost of investing in Class B shares of the Portfolio over time. The 12b-1 Plan provides that it may not be amended, with respect to any class of any portfolio, to increase materially the amount of fees payable thereunder without the approval of such class.

     In connection with the Reorganization, no sales charges will be imposed. Certain sales or other charges may be imposed by the Contracts for which U.S. Equity serves as an investment vehicle. More detailed descriptions of the Class A and Class B shares and the distribution arrangements applicable to these Classes of shares are contained in the Prospectus and Statement of Additional Information relating to U.S. Equity.

Purchase and Redemption Procedures

     The Prospectus for your Contract describes the procedures for investing your purchase payments or premiums in shares of Select Equity. No fee is charged by Select Equity for selling (redeeming) shares. The Contract Prospectus describes whether an Insurance Company charges any fees for redeeming your interest in a Contract. Select Equity buys or sells shares at net asset value per share of the Portfolio for orders received on a given day, and the Insurance Company uses this value to calculate the value of your interest in your Contract.

     MetLife and its affiliates place orders for the purchase or redemption of shares of U.S. Equity based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Orders are effected at the net asset value per share for the Portfolio determined on that same date, without the imposition of any sales commission or redemption charge. The Insurance Company uses this net asset value to calculate the value of your interest in your Contract.

Exchange Privileges

     The Contract Prospectus indicates whether an Insurance Company charges any fees for moving your assets from one investment option to another. No fees for exchanges are charged by the Fund.

Dividend Policy

     Select Equity declares and distributes its dividends from net investment income to the Insurance Company separate accounts annually and not to you, the Contract Owner. U.S. Equity annually pays as dividends substantially all of its net investment income. These distributions are in the form of additional shares of stock and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. All net realized long- or short-term capital gains of each Portfolio, if any, are also declared and distributed once a year and reinvested in the Portfolio.

     Each Portfolio has qualified, and U.S. Equity intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Portfolio must, among other things, distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Portfolio distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders of record, it is expected that a Portfolio will not be required to pay any federal income taxes on the amounts distributed to its shareholders of record.

                    COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

     The operations of the Fund are governed by its Articles of Incorporation and Bylaws, and applicable Maryland law. The operations of the Trust are governed by its Agreement and Declaration of Trust and By-Laws of the Trust, and Delaware law. The Agreement and Declaration of Trust is referred to in this Prospectus/Proxy Statement as the "Declaration of Trust." As discussed below, certain of the differences between the Trust and the Fund derive from provisions of the Trust's Declaration of Trust and By-Laws. Shareholders entitled to instruct the Insurance Company to vote at the Meeting may obtain a copy of the Fund's Articles of Incorporation and Bylaws, without charge, upon written or oral request to the Fund at the address and telephone number set forth on the cover of this Prospectus/Proxy Statement.

Form of Organization

     As noted above, the Fund is organized as a Maryland corporation, and the Trust is organized as a Delaware statutory trust. The Fund and the Trust are both open-end management investment companies registered with the SEC under the 1940 Act, and each is organized as a "series company" as that term is used in Rule 18f-2 under the 1940 Act. The series of the Fund consist of U.S. Equity and other mutual funds of various asset classes; the series of the Trust consist of Select Equity and other mutual funds of various asset classes. The Fund and the Trust currently offer shares of their portfolios primarily to insurance company separate accounts to serve as investment vehicles for variable annuity, and in the case of U.S. Equity, group annuity contracts and variable life insurance policies issued by certain insurance companies. The Trust and the Fund also offer shares of their portfolios to qualified pension and retirement plans. Each is governed by its applicable Declaration of Trust or Articles of Incorporation, ByLaws, and a Board of Trustees/Directors, and by applicable Maryland or Delaware and federal law.

Capitalization

     The beneficial interests in the Trust are represented by an unlimited number of transferable shares of beneficial interest, $.001 par value per share, of one or more series. The beneficial interests in the Fund are represented by
4.5 billion common shares with a par value of $0.01 each, of one or more series. Both the Declaration of Trust of the Trust and the Articles of Incorporation of the Fund permit the Trustees/Directors to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees/Directors, all without shareholder approval. Fractional shares may be issued by each Portfolio.

     Shares of Select Equity are offered in two classes (Class A and Class B) and represent an equal proportionate interest in the Portfolio. Shares of U.S. Equity are currently offered in three classes (Class A, Class B and Class E). Shares of the classes of U.S. Equity represent an equal pro rata interest in the Portfolio and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of each Portfolio are entitled to receive dividends and other amounts as determined by the Trustees/Directors, as applicable. Shareholders of each Portfolio vote separately, by Portfolio, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Portfolio. Shareholders of each Portfolio vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

Shareholder Liability

     Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that the Trust or a shareholder is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of the Trust to liability. To guard against this risk, the Declaration of Trust of the Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of the Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (1) the court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of the Trust is remote.

     Under Maryland law, shareholders of U.S. Equity have no personal liability as such for the acts or obligations of the Portfolio or the Fund, as the case may be.

Shareholder Meetings and Voting Rights

     Neither the Fund on behalf of U.S. Equity nor the Trust on behalf of Select Equity is required to hold annual meetings of shareholders. However, in the case of the Trust, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of the Trust. In addition, both the Trust and the Fund are each is required to call a meeting of shareholders for the purpose of electing Trustees/Directors if, at any time, less than a majority of the Trustees/Directors then holding office were elected by shareholders. Neither the Fund nor the Trust currently intends to hold regular shareholder meetings. The Bylaws of the Fund require an annual meeting of shareholders only in years in which shareholder action is needed on the election of Directors. The Fund's Bylaws permit a special meeting of the shareholders to be called for any purpose by a majority of the Directors, the Chairman of the Board or the President of the Fund. Cumulative voting is not permitted in the election of Directors of the Fund or of Trustees of the Trust. Like shareholders of the Trust, shareholders of the Fund are also entitled, under the 1940 Act, to vote on certain matters specified in the 1940 Act.

     The ByLaws of the Fund provide that the holders of a majority of the shares outstanding and entitled to vote shall constitute a quorum for the transaction of business at any regular or special meeting of the Fund. Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to the Trust, 33 1/3% of the shares issued and outstanding constitutes a quorum for consideration of a matter at a shareholders' meeting but any lesser number is sufficient for adjourned sessions. Approval of a matter by the shareholders of the Fund generally requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. A Director of the Fund must be elected by the affirmative vote of a plurality of the votes cast by holders of shares entitled to vote in such election. For the Trust, when a quorum is present at a meeting, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act). A Director of the Fund may be removed with or without cause by the shareholders holding a majority of the votes entitled to be cast at an election of Directors at a meeting of shareholders at which a quorum is present. A Trustee of the Trust may be removed at a meeting of shareholders, duly called, by a vote of two-thirds of the outstanding shares of the Trust, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal.

     Under the Declaration of Trust/Articles of Incorporation of the Trust and the Fund, respectively, each whole share of beneficial interest or common stock of a Portfolio is entitled to one vote, and each fractional share is entitled to a proportionate vote, in each case irrespective of class.

     The Declaration of Trust of the Trust provides that unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote: (1) reorganize the Trust as a corporation or other entity, (2) merge the Trust into another entity, or merge, consolidate or transfer the assets and liabilities of a Portfolio or class of shares to another entity, and (3) combine the assets and liabilities held with respect to two or more series or classes into assets and liabilities held with respect to a single series or class. The Trustees of the Trust may also terminate the Trust, a Portfolio, or a class of shares upon written notice to the shareholders.

Liquidation

     In the event of liquidation of the Fund, the shareholders of each of the Fund's Portfolios that has been established and designated, including of U.S. Equity, shall be entitled to receive, as a group, the excess of the assets belonging to that Portfolio over the liabilities belonging to that Portfolio. The assets so distributable to the shareholders of any particular portfolio that has but a single class of outstanding shares will be distributed among such stockholders in proportion to the number of shares of that portfolio held by them and recorded on the books of the Fund. Any assets not readily identifiable as belonging to any particular portfolio will be allocated by or under the supervision of the Directors to and among any one or more of the portfolios established and designated. Any such allocation by the Directors is conclusive and binding for all purposes. In the event of the liquidation of the Trust, the same provisions discussed above would apply.

Liability and Indemnification of Trustees/Directors

     Pursuant to Maryland law and its Bylaws, the Fund shall indemnify current and former Directors and officers of the Fund to the extent permitted or required by Maryland corporate law, provided, however, that other than for Directors and except as specifically required by Maryland corporate law, the Fund is required to indemnify or advance expenses only to the extent specifically approved by resolution of the Fund's Board of Directors. No indemnification or advance payment of expenses is provided to Directors or officers who engage in willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Bylaws also provide that the Fund will not advance payment of legal expenses to a Director or officer unless the Director or officer undertakes to repay the advance unless (A) it is determined that such director or officer is entitled to the indemnification, and (B)(i) the Director or officer provides a security for the undertaking, (ii) the Fund is insured against losses arising from any unlawful advance, or (iii) a majority of a quorum of the disinterested non-party Directors, or an independent legal counsel by written opinion, determines that there is reason to believe that the person ultimately will be found to be entitled to the indemnification.

     Under the Declaration of Trust of the Trust, a Trustee is liable to any person in connection with the assets or affairs of the Trust or any Portfolio only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of
Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (1) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (2) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (3) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of a quorum of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Portfolio may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Portfolio if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

     The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of the Trust and the Articles of Incorporation of the Fund, their ByLaws and Delaware or Maryland law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust/Articles of Incorporation, ByLaws and Delaware or Maryland law directly for more complete information.

                          VOTING INFORMATION CONCERNING THE MEETING


     This Prospectus/Proxy Statement is being sent to shareholders of Select Equity in connection with a solicitation of voting instructions by the Trustees of the Trust, to be used at the Meeting to be held at 9:00 a.m. Pacific Time, November 12, 2004, at the offices of the Trust, 22 Corporate Plaza Drive, Newport Beach, California, 92660, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a voting instructions form, is first being mailed to shareholders of Select Equity on or about October 1, 2004.


     The Board of Trustees of the Trust has fixed the close of business on August 31, 2004 as the record date (the "Record Date") for determining the shareholders of Select Equity entitled to receive notice of the Meeting and to give voting instructions, and for determining the number of shares for which such instructions may be given, with respect to the Meeting or any adjournment thereof. The Insurance Companies, through their separate accounts, own all of the shares of Select Equity, and are the Record Holders of the Portfolio at the close of business on the Record Date. Each Insurance Company is entitled to be present and vote at the Meeting with respect to such shares of Select Equity. Each Insurance Company has undertaken to vote its shares or abstain from voting its shares of Select Equity for the Contract Owners of the Portfolio in accordance with voting instructions received on a timely basis from those Contract Owners. In connection with the solicitation of such voting instructions, each Insurance Company will furnish a copy of this Prospectus/Proxy Statement to Contract Owners.

     The number of shares as to which voting instructions may be given under a Contract is determined by the number of full and fractional shares of Select Equity held in a separate account with respect to that particular Contract. In voting for the Reorganization, each full share of Select Equity is entitled to one vote and any fractional share is entitled to a fractional vote.

     Voting instructions may be revoked by executing and delivering later-dated signed voting instructions to the Insurance Company, or by attending the Meeting in person and instructing the Insurance Company how to vote your shares. Unless revoked, all valid voting instructions will be voted, or the Insurance Company will abstain from voting, in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

     If you wish to participate in the Meeting, you may submit the voting instructions form included with this Prospectus/Proxy Statement, vote by the Internet or attend in person and provide your voting instructions to the Insurance Company. Guidelines on providing voting instructions are immediately after the Notice of Special Meeting.

     If the enclosed voting instructions form is properly executed and returned in time to be voted at the Meeting, the shares of beneficial interest represented by the voting instructions form will be voted, or the Insurance Company will abstain from voting, in accordance with the instructions marked on the returned voting instructions form.


     o Voting instructions forms which are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

     Interests in Contracts for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting, in the same proportion as the Insurance Company votes shares for which it has received voting instructions from other Contract Owners. The Insurance Company will also vote, or abstain from voting, any shares in its general account which are not attributable to Contracts in the same proportion as it votes shares held in all of the Insurance Company's registered separate accounts, in the aggregate.

     Approval of the Reorganization will require the affirmative vote of a majority of the votes of Select Equity cast at a shareholders' meeting duly called and at which a quorum is present (the presence in person or by proxy of holders entitled to cast at least 33 1/3% majority of the votes at any shareholders' meeting). Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares voted. As of the Record Date, the Record Holders of Select Equity were the Insurance Companies. Since the Insurance Companies are the legal owners of the shares, attendance by the Insurance Companies at the Meeting will constitute a quorum under the Declaration of Trust of the Trust.


     Voting instructions solicitations will be made primarily by mail, but beginning on or about October 17, 2004 voting instructions solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of Met Investors Advisory LLC, its affiliates or other representatives of Select Equity (who will not be paid for their soliciting activities). In addition, proxy solicitations may be made by ALAMO Direct, the Trust's proxy solicitor. The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures will be paid by MetLife or one of its affiliates. Neither the Trust, the Fund nor the Contract Owners will bear any costs associated with the Meeting, this proxy solicitation or any adjourned session.


     If shareholders of Select Equity do not vote to approve the Reorganization, the Trustees of the Trust will consider other possible courses of action in the best interests of shareholders. If sufficient votes to approve the Reorganization are not received, the persons named as proxies on a proxy form sent to the Record Holders may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

     A shareholder of Select Equity who objects to the proposed Reorganization will not be entitled under either Delaware law or the Declaration of the Trust of the Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to the Record Holders or
Contract Owners for federal income tax purposes. In addition, if the Reorganization is consummated, the rights of shareholders to transfer their account balances among investment options available under the Contracts or to make withdrawals under the Contracts will not be affected.

     The Trust does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by the Trust in a reasonable period of time prior to that meeting.

     The votes of the  shareholders  of U.S.  Equity are not being  solicited by
this  Prospectus/Proxy   Statement  and  are  not  required  to  carry  out  the
Reorganization.

Shareholder Information

     The Record Holders of Select Equity at the close of business on August 31, 2004 (the Record Date) will be entitled to be present and vote at the Meeting with respect to shares of Select Equity owned as of the Record Date. As of the Record Date, the total number of shares of Select Equity outstanding and entitled to vote was as follows:

                   ------------------------- ----------------------------------
                                                       Number of Shares
                   ------------------------- ----------------------------------
                   ------------------------- ----------------------------------

                   Class A                             8,406,763
                   Class B                                798,928

                   ------------------------- ----------------------------------
                   ------------------------- ----------------------------------

                   Total                               9,205,691

                   ------------------------ ----------------------------------

     As of August 31, 2004, the officers and Trustees/Directors of the Trust and the Fund beneficially owned as a group less than 1% of the outstanding shares of Select Equity and U.S. Equity, respectively.

Control Persons and Principal Holders of Securities

     On August 31, 2004 to the knowledge of the Trustees and management of the Trust, MetLife Investors Insurance Company Variable Annuity Account One, MetLife Investors Insurance Company of California Variable Annuity Account Five and Variable Life Account Five, MetLife Investors USA Insurance Company Separate Account A and First MetLife Investors Insurance Company Variable Annuity Account One collectively owned of record 100% of the shares of Select Equity.

     Each Insurance Company has advised the Trust that as of August 31, 2004 there were no persons owning Contracts which would entitle them to instruct the Insurance Company with respect to more than 5% of the shares of Select Equity.

     As of the date of this Prospectus/Proxy Statement, 100% of the outstanding voting securities of the Fund were owned by separate accounts of MetLife, New England Life Insurance Company ("NELICO"), MetLife Investors USA Insurance Company ("MetLife Investors"), and/or General American Life Insurance Company ("General American") (or any affiliate of any such company), and may, from time to time, be owned by those separate accounts or the separate accounts and general accounts of such companies (or any affiliate of any such company). Therefore, as of the date of this Prospectus/Proxy Statement, MetLife, NELICO, MetLife Investors and General American were each presumed to be in control (as that term is defined in the 1940 Act) of the Fund.

                              FINANCIAL STATEMENTS AND EXPERTS

     The Annual Report of the Trust relating to Select Equity, for the year ended as of December 31, 2003, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of Deloitte & Touche LLP, independent auditors, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The Annual Report of the Fund relating to U.S. Equity, for the year ended as of December 31, 2003, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of Deloitte & Touche LLP, independent auditors, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                                   LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of U.S. Equity will be passed upon by Ropes & Gray LLP.

                                ADDITIONAL INFORMATION

     The Trust and the Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661 and at Woolworth Building, 233 Broadway, New York, New York 10279. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

                                    OTHER BUSINESS

     The Trustees of the Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

    THE TRUSTEES OF THE TRUST RECOMMEND APPROVAL OF THE PLAN AND ANY UNMARKED
       VOTING INSTRUCTIONS WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

September 23, 2004

                                                               Exhibit A


                        AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of August 31, 2004, by and between (i) Metropolitan Series Fund, Inc. (the "Company"), a Maryland corporation formed on November 23, 1982, on behalf of Capital Guardian U.S. Equity Portfolio (the "Acquiring Fund"), a series of the Company, and (ii) Met Investors Series Trust (the "Trust"), a Delaware business trust established under a Declaration of Trust dated July 27, 2000, as amended and restated and in effect on the date hereof on behalf, of J.P. Morgan Select Equity Portfolio (the "Acquired Fund"), a series of the Trust.

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange solely for shares of common stock of the Acquiring Fund, the assumption by the Acquiring Fund of the liabilities of the Acquired Fund and the distribution of such shares of the Acquiring Fund to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUIRING SHARES AND LIQUIDATION OF ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein:

          (a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

          (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date (as defined in paragraph 1.2 hereof), including without limitation any indemnification obligations of the Acquired Fund, including indemnification of the officers and directors of the Acquired Fund in connection with their actions related to this transaction (collectively, the "Obligations"); and

          (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets (i) the number of full and fractional Class A shares of the Acquiring Fund determined by dividing the net asset value of Class A shares of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Class A share of the Acquiring Fund, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) the number of full and fractional Class B shares of the Acquiring Fund determined by dividing the net asset value of Class B shares of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Class B share of the Acquiring Fund, computed in the manner and as of the time and date set forth in paragraph 2.2 (with the shares of the Acquiring Fund to be issued and delivered in accordance with this subparagraph (c) being referred to herein as the "Acquiring Shares"). Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph
          3.1 (the "Closing Date"), including any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

     1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute to its shareholders of record (the "Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquiring Shares received by the Acquired Fund pursuant to paragraph 1.1. Each Acquired Fund Shareholder shall be entitled to receive that proportion of each class of Acquiring Shares (consisting, in the case of each Acquired Fund Shareholder, of Acquiring Shares of the same designated class (Class A or Class B) as the shares of the Acquired Fund which such Acquired Fund Shareholder holds) which the number of shares of that class of the Acquired Fund held by such Acquired Fund Shareholder bears to the total number of shares of that class of the Acquired Fund outstanding on the Valuation Date. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective number of Acquiring Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquiring Shares in connection with such exchange.

     1.4  With respect to Acquiring Shares  distributable  pursuant to paragraph
          1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Company will not permit such Shareholder to receive Acquiring Share certificates therefor, exchange such Acquiring Shares for shares of other investment companies, effect an account transfer of such Acquiring Shares, or pledge or redeem such Acquiring Shares until the Company has been notified by the Acquired Fund or its agent that such Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

     1.5 Any obligation of the Acquired Fund to make filings with governmental authorities is and shall remain the responsibility of the Acquired Fund through the Closing Date and up to and including such later date on which the Acquired Fund is terminated.

     1.6 As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, which shall have been reviewed by Deloitte & Touche LLP and certified by the Treasurer of the Acquired Fund.

     1.7 As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the laws of the State of Delaware, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

2.   VALUATION.

     2.1 For the purpose of paragraph 1, the value of the assets of a class of shares of the Acquired Fund shall be the net asset value of such class of the Acquired Fund computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures as adopted by the Board of Directors of the Company, and shall be certified by an authorized officer of the Trust.

     2.2 For the purpose of paragraph 1, the net asset value of a share of a class of the Acquiring Fund shall be the net asset value per share of such class computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures as adopted by the Board of Directors of the Company.

3.  CLOSING AND CLOSING DATE.

     3.1 The Closing Date shall be on November 22, 2004, or on such other date as the parties may agree in writing. The Closing shall be held at 9:00 a.m. on the Closing Date at the offices of Metropolitan Life Insurance Company, located at 1 Madison Avenue, New York, New York, or at such other time and/or place as the parties may agree.

     3.2 The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4 or Rule 17f-5, as the case may be, under the Investment Company Act of 1940, as amended (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such transfer stamps. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for Capital Guardian U.S. Equity Portfolio, a series of Metropolitan Series Fund, Inc."

     3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or general trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the original Valuation Date, this Agreement may be terminated by either of the Company or the Trust upon the giving of written notice to the other party.

     3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of each class of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Trust. The Company shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquiring Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Company shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquiring Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

     3.5 At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

     4.1 The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Company and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

          (a) The Trust is a statutory business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its property and assets and to conduct its business as currently conducted;

          (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

          (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the
               Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

          (d) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

          (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

          (f) The unaudited statement of assets and liabilities as of June 30, 2004, the statement of operations for the six months ended June 30, 2004, the statement of changes in net assets for the six month period June 30, 2004, and the schedule of investments as of June 30, 2004, of the Acquired Fund, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of assets referred to above or those incurred in the ordinary course of its business since June 30, 2004;

          (g) Since June 30, 2004, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

          (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, all federal and other taxes shown to be due on said returns and reports and any assessments received by the Acquired Fund shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return;

          (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met the requirements of Subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code and the diversification requirements of Section 817(h) of the Code and the regulations thereunder. Neither the Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material excise tax pursuant to Sections 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

          (j) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.001 per share, of such number of different series as the Board of Trustees of the Trust may authorize from time to time. The outstanding shares of beneficial interest in the Acquired Fund are, and at the Closing Date will be, divided into Class A shares and Class B shares, each having the characteristics described in the Acquired Fund's then current prospectus or prospectuses and statement of additional information or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus"). All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and (except as set forth in the Acquired Fund Prospectus), non-assessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

          (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to and accepted by the Acquiring Fund;

          (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

          (m) The Acquiring Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

          (n) The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 and any information provided by the Acquired Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto;

          (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or blue sky laws (which term as used in this Agreement shall include the laws of the District of Columbia and of Puerto
               Rico);

          (p) At the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to and accepted by the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of June 30, 2004, referred to in Section 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions through the Closing Date;

          (q) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain in compliance with such mandatory investment restrictions as are set forth in the then current prospectus or prospectuses and the statement of additional information or statements of additional information of the Acquiring Fund (collectively, as from time to time amended and supplemented, the "Acquiring Fund Prospectus"), as amended through the Closing Date; and

          (r) No registration of any of the Investments under the Securities Act or under any state securities or blue sky laws would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to and accepted by the Acquiring Fund.

     4.2 The Company, on behalf of the Acquiring Fund, represents and warrants the following to the Trust and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

          (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its property and assets and to conduct its business as currently conducted;

          (b) The Company is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Articles of Incorporation of the Company and the 1940 Act;

          (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

          (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

          (e) The Company is not in violation in any material respect of any provisions of its Articles of Incorporation or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

          (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

          (g) The unaudited statement of assets and liabilities as of June 30, 2004, the statement of operations for the six months ended June 30, 2004, the statement of changes in assets for the six month period ended June 30, 2004 and the schedule of investments as of June 30, 2004, of the Acquiring Fund, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of assets referred to above or those incurred in the ordinary course of its business since June 30, 2004;

          (h) Since June 30, 2004, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

          (i) By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, all federal and other taxes shown to be due on said returns and reports and any assessments received by the Acquiring Fund shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return;

          (j) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and the diversification requirements of Section 817(h) of the Code and the regulations thereunder;

          (k) The authorized capital of the Company consists of 4.75 billion shares of common stock, par value $.01 per share, of which [125] million shares are authorized for the Acquiring Fund. The outstanding shares of common stock of the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares and Class E shares, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date (except such rights as the Acquiring Fund may have pursuant to this Agreement);

          (l) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

          (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Company, and this Agreement constitutes the valid and binding obligation of the Company and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

          (n) The Acquiring Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares and Class B shares, as the case may be, of the Acquiring Fund, and will be fully paid and non-assessable by the Company, and no shareholder of the Company will have any preemptive right of subscription or purchase in respect thereof;

          (o) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 and any information furnished by the Acquiring Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

          (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or blue sky laws.

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

     The Company, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, each hereby covenants and agrees with the other as follows:

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions and any trading activities in anticipation of the transactions contemplated hereby.

     5.2 The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

     5.3 In connection with the meeting of the Acquired Fund Shareholders referred to in paragraph 5.2, the Acquired Fund will prepare a
          Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Company will prepare and file for the registration under the 1933 Act of the Acquiring Shares to be distributed to the Acquired Fund Shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

     5.4 The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the Acquiring Fund becomes aware that the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

     5.5 Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

     5.6 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Company and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     6.1 The Company, on behalf of the Acquiring Fund, shall have delivered to the Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Company on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Company and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

     6.2 The Trust shall have received a favorable opinion from Ropes & Gray LLP, counsel to the Company, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

          (a) The Company is a corporation duly incorporated and validly existing under the laws of the State of Maryland and has corporate power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Articles of Incorporation and Bylaws of the Company; (b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Prospectus/Proxy Statement and Registration Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles; (c) the Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder; (d) the Acquiring Shares to be issued for transfer to the shareholders of the Acquired Fund as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares and Class B shares of the Acquiring Fund, assuming that as consideration for such shares not less than the net asset value of such shares has been paid and that the conditions set forth in this Agreement have been satisfied, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect of such shares; (e) the execution and delivery of this Agreement did not, and the performance by the Company and the Acquiring Fund of their respective obligations hereunder will not, violate the Company's Articles of Incorporation or Bylaws, or any provision of any agreement known to such counsel to which the Company or the Acquiring Fund is a party or by which either of them is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Company or the Acquiring Fund is a party or by which either of them is bound;
               (f) to the knowledge of such counsel, no consent, approval, authorization or order of any United States federal or Maryland state court or governmental authority is required for the consummation by the Company or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or blue sky laws or such as have been obtained; (g) after inquiry of officers of the Company by such counsel, but without having made any other investigation, there is no legal or governmental proceedings relating to the Company or the Acquiring Fund existing on or before the date of mailing of the Prospectus pursuant to paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required; (h) the Company is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and (i) after inquiry of officers of the Company by such counsel, but without having made any other investigation, there is no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Company or the Acquiring Fund or any of their properties or assets that would impair the Company's ability to perform its obligations under this Agreement, and neither the Company nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     7.1 The Trust, on behalf of the Acquired Fund, shall have delivered to the Company a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Company and dated the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

     7.2 The Company shall have received a favorable opinion from Sullivan & Worcester LLP, counsel to the Trust, dated the Closing Date and in a form satisfactory to the Company, to the following effect:

          (a) The Trust is a statutory business trust duly organized and validly existing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust of the Trust; (b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Prospectus/Proxy Statement referred to in paragraph
               5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Company on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles; (c) the Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund; (d) the execution and delivery of this Agreement did not, and the performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which either of them is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which either of them is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained; (f) such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Prospectus pursuant to paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph
               5.3 which are not described as required; (g) the Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; (h) to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of its properties or assets that would impair the Trust's ability to perform its obligations under this Agreement, and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business; and (i) all issued and outstanding shares of the Acquired Fund are legally issued, fully paid and non-assessable (except as set forth in the Acquired Fund's Prospectus), assuming that as consideration for such shares not less than the net asset value of such shares has been paid, and assuming that such shares were issued in accordance with the terms of the Acquired Fund's registration statement, or any amendments thereto, in effect at the time of such issuance.

     7.3 The Acquired Fund shall have furnished to the Acquiring Fund tax returns, signed by a partner of Deloitte & Touche LLP for the fiscal year ended December 31, 2003 and signed pro forma tax returns for the period from December 31, 2003 to the Closing Date (which pro forma tax returns shall be furnished promptly after the Closing Date).

     7.4 Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after December 31, 2003 and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after December 31, 2003 and on or prior to the Closing Date.

     7.5 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

     7.6 The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date, and the Acquired Fund shall have delivered to the Acquiring Fund a statement of assets and liabilities of the Acquired Fund as of the Valuation Date, prepared in accordance with generally accepted accounting principles consistently applied from the prior audited period, certified by the Treasurer of the Acquired Fund.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

     The respective obligations of the Trust and the Company hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the vote of the required majority of the holders of the outstanding shares of the Acquired Fund of record on the record date for the meeting of its shareholders referred to in paragraph 5.2;

     8.2 On the Closing Date no action, suit or other preceding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state blue sky and securities authorities) deemed necessary by the Trust or the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

     8.4 The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     8.5 The Trust and the Company shall have received a favorable opinion of Sullivan & Worcester LLP satisfactory to the Trust and the Company substantially to the effect that, for federal income tax purposes:

          (a) The transfer of all of the Acquired Fund assets in exchange solely for the Acquiring Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund followed by the distribution of the Acquiring Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

          (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund.

          (c) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund assets to the Acquiring Fund in exchange for the Acquiring Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of the Acquiring Shares to Acquired Fund Shareholders in exchange for their shares of the Acquired Fund.

          (d) No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund shares for the Acquiring Shares in liquidation of the Acquired Fund.

          (e) The aggregate tax basis of the Acquiring Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by such Shareholder immediately prior to the Closing, and the holding period of the Acquiring Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such Shareholder (provided the Acquired Fund shares were held as capital assets on the date of the Closing).

          (f) The tax basis of the Acquired Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Closing, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

          (g) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code. The Acquiring Fund will take these items into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

     8.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Trust and the Board of Directors of the Company if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.





9. FEES AND EXPENSES.

     9.1 Except as otherwise provided in this paragraph 9, Met Investors Advisory LLC, by countersigning this Agreement, agrees that it will bear any and all costs and expenses of the transaction incurred by the Acquiring Fund and the Acquired Fund, including without limitation portfolio transaction costs incurred by the Acquiring Fund or the Acquired Fund in connection with the sale of portfolio securities that are not permitted investments of the Acquiring Fund; provided, however, that Met Investors Advisory LLC will not bear portfolio transaction costs incurred by the Acquiring Fund or the Acquired Fund in connection with the purchase or sale of portfolio securities that are permitted investments of the Acquiring Fund or the Acquired Fund, as the case may be; provided, further, that the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification of the Acquiring Shares under applicable state and federal laws.

     9.2 In the event the transactions contemplated by this Agreement are not consummated, then Met Investors Advisory LLC agrees that it shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

     9.3 Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages.

     9.4 Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

     10.1 The Trust on behalf of the Acquired Fund and the Company on behalf of the Acquiring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 1.6, 1.7, 3.4, 7.3, 9, 10, 13 and 14.

11.  TERMINATION.


     This Agreement may be terminated by the mutual agreement of the Trust and the Company. In addition, either the Trust or the Company may at its option terminate this Agreement at or prior to the Closing Date:

     (a) Because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

     (b) If a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met;

     (c) If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2004, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Company and the Trust; or

     (d) If the Board of Directors of the Acquiring Fund or the Board of Trustees of the Acquired Fund, as the case may be, determines that the termination of this Agreement is in the best interests of its shareholders.

12.      AMENDMENTS.

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust on behalf of the Acquired Fund and the Company on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

13.      NOTICES.

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to: (i) Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116, attn: Secretary; or (ii) Met Investors Series Trust, 22 Corporate Plaza Drive, Newport Beach, CA 92660, attn:
Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE; FINDERS' FEES.

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Maryland, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 A copy of the Articles of Incorporation of the Company is on file with the Secretary of State of the State of Maryland and a Certificate of Trust of the Trust is on file with the Secretary of State of the State of Delaware, and notice is hereby given that no trustee, director, officer, agent or employee of either the Company or the Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

     14.6 The Trust, on behalf of the Acquired Fund, and the Company, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Vice President and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                         METROPOLITAN SERIES FUND, INC.,
                         on behalf of its Capital Guardian U.S. Equity
                         Portfolio



                         By:
                            --------------------------------------------------

                         Name:
                                  --------------------------------------------

                         Title:
                                  --------------------------------------------



                         MET INVESTORS SERIES TRUST,
                         on behalf of its J.P. Morgan Select Equity Portfolio



                         By:
                            --------------------------------------------------

                         Name:
                                  --------------------------------------------

                         Title:
                                  --------------------------------------------

                         Agreed and accepted as to paragraph 9 only:

                         Met Investors Advisory LLC



                         By:
                              ------------------------------------------------

                         Name:
                                -------------------------------------

                         Title:
                              ---------------------------------------------

                                                              EXHIBIT B


METROPOLITAN SERIES FUND, INC.

CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*

INVESTMENT OBJECTIVE
TO ACHIEVE LONG-TERM GROWTH OF CAPITAL.

INCEPTION DATE
CLASS A
5/1/02
CLASS B
5/1/02

ASSET CLASS
LARGE CAP STOCK

NET ASSETS
$380 MILLION

SUBADVISER
CAPITAL GUARDIAN TRUST COMPANY


PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the Capital Guardian U.S. Equity Portfolio returned 37.7%, compared to its benchmark, the Standard & Poor's 500 Index/2/, which returned 28.7%. The average return of its peer group, the Lipper Variable Insurance Products Multi-Cap Core Funds Performance Universe/16/, was 31.9% over the same period.

PORTFOLIO REVIEW
The year ended with stocks climbing higher in the fourth quarter, adding double-digit gains to an already good year. Earnings reports were better than expected and companies began to attribute profits to growing revenues rather than cost cutting, which had been the main source of better profits in the previous two quarters. The year started off on uneven footing with political events overshadowing economic and corporate fundamentals. Emotions ran high among investors as stocks experienced substantial volatility, rising and falling on the ebb and flow of news about Iraq. High crude oil prices and terrorism concerns also helped restrain the U.S. stock market early in 2003. Following the end of major fighting in Iraq, stocks began their climb. An improvement in first-quarter earnings paved the way for a broad-based rally that lasted the rest of the year. The best results in 2003 came from depressed industries such as technology, and from stocks of low-quality companies whose prospects dramatically improved as their balance sheets recovered.

The Portfolio's biggest contributor to relative returns during the year was its overweight position and strong stock selection in the information technology sector, primarily within the communications equipment and semiconductor capital equipment stocks. While many of these companies struggled in 2002, they benefited from the mild improvement in corporate spending in 2003 and from more positive commentary coming from market leaders. Within this group, semiconductor-related companies had the largest gains.

Similarly, large holdings in the pharmaceuticals, media, leisure, and utilities--areas that suffered in 2002--surged during 2003, though there were some portfolio holdings in the consumer discretionary sectors that dampened results. Within consumer staples, an underweight position and good stock selection were positive contributors during the year, as good results for tobacco far outweighed earnings disappointments in other areas of the sector.

The largest detractor for the year was in the energy sector where both stock selection and an overweight position hurt relative results. While the Portfolio's holdings in the financial sector kept pace with the overall market during the year, they underperformed the broad financial sector and detracted from results. Generally, names that underperformed came from the insurance, consumer finance, and thrifts & mortgage finance industries.

At the end of the year, the Portfolio was overweight in the health care, information technology and energy sectors, and underweight in the consumer staples and financials sectors. During the year, we reduced or eliminated a number of holdings that had recently outperformed or in which we had lost conviction. We purchased stocks that we believe have better prospects. In many cases these purchases were of stocks that had lagged since the market upturn.

                             PORTFOLIO COMPOSITION

                                 TOP HOLDINGS
                            AS OF DECEMBER 31, 2003

                                                         % OF TOTAL
                      SECURITY                           NET ASSETS
                      ------------------------------------------------
                      ASTRAZENECA, PLC. (ADR)..         5.1%
                      FOREST LABORATORIES, INC.         3.7%
                      WASHINGTON MUTUAL, INC...         3.2%
                      ALLERGAN, INC............         2.6%
                      SLM CORP.................         2.3%
                      BANK ONE CORP............         2.1%
                      APPLIED MATERIALS, INC...         1.9%
                      EXXON MOBIL CORP.........         1.9%
                      QUALCOMM, INC............         1.7%
                      LOWE'S COS., INC.........         1.7%

                         A $10,000 INVESTMENT COMPARED
                             TO THE S&P 500 INDEX

                                    [CHART]

           Capital Guardian
             U.S. Equity
           Portfolio Class A    S&P 500 Index
           -----------------    -------------
5/1/02         $10,000            $10,000
  6/02           8,650              9,220
  6/03           9,310              9,242
  6/04          11,205             11,008

--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                      CAPITAL GUARDIAN
                                        U.S. EQUITY      S&P 500
                                      CLASS A  CLASS B   INDEX
                  1 Year               37.7%    37.4%     28.7%
                  Since
               Inception/17/            5.2      5.0       3.8

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                    MSF-11

                       STATEMENT OF ADDITIONAL INFORMATION

                    Acquisition of Assets and Liabilities of

                       J.P MORGAN SELECT EQUITY PORTFOLIO

                                   a series of

                           MET INVESTORS SERIES TRUST
                            22 Corporate Plaza Drive
                         Newport Beach, California 92660
                                 (800) 848-3854

                        By and In Exchange For Shares of

                     CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

                                   a series of

                         METROPOLITAN SERIES FUND, INC.
                               501 Boylston Street
                           Boston, Massachusetts 02116
                                 (800) 553-4459


     This Statement of Additional Information, dated September 23, 2004, relating specifically to the proposed transfer of the assets and liabilities of J.P. Morgan Select Equity Portfolio ("Select Equity"), a series of Met Investors Series Trust (the "Trust"), to Capital Guardian U.S. Equity Portfolio ("U.S. Equity"), a series of Metropolitan Series Fund, Inc. (the "Fund"), in exchange for Class A and Class B shares of common stock, $.01 par value per share, of U.S. Equity (to be issued to holders of shares of Select Equity), consists of the information set forth below pertaining to Select Equity and U.S. Equity and the following described documents, each of which is attached hereto and incorporated by reference herein:

     (1) Statement of Additional Information of the Trust relating to Select Equity dated May 1, 2004;

     (2) Statement of Additional Information of the Fund relating to U.S. Equity dated May 1, 2004;

     (3) Annual Report of the Trust relating to Select Equity for the year ended December 31, 2003;

     (4) Annual Report of the Fund relating to U.S. Equity for the year ended December 31, 2003;

     (5) Semi-Annual Report of the Trust pertaining to Select Equity for the six month period ended June 30, 2004.

     (6) Semi-Annual Report of the Fund pertaining to U.S. Equity for the six month period ended June 30, 2004; and

     (7)  Pro Forma Financial Statements dated as of June 30, 2004.

     This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Select Equity and U.S. Equity dated September 23, 2004. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to the Fund at the telephone number or address set forth above.

             STATEMENT OF ADDITIONAL INFORMATION

                 MET INVESTORS SERIES TRUST


     This Statement of Additional Information provides supplementary information pertaining to shares of twenty-four investment portfolios ("Portfolios") of Met Investors Series Trust (the "Trust"), an open-end, management investment company. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses dated May 1, 2004 (the "Prospectus") for, as applicable, the Class A, Class B, Class C and Class E shares of the Harris Oakmark International Portfolio, J. P. Morgan Quality Bond Portfolio, J.P. Morgan Select Equity Portfolio, Lord Abbett Bond Debenture Portfolio, Lord Abbett Mid-Cap Value Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Growth Opportunities Portfolio, Lord Abbett America's Value Portfolio, Money Market Portfolio (formerly PIMCO Money Market Portfolio), PIMCO Total Return Portfolio, PIMCO PEA Innovation Portfolio (formerly PIMCO Innovation Portfolio), PIMCO Inflation Protected Bond Portfolio, MFS Research International Portfolio, Janus Aggressive Growth Portfolio, Oppenheimer Capital Appreciation Portfolio, Met/AIM Small Cap Growth Portfolio, Met/AIM Mid Cap Core Equity Portfolio, Met/Putnam Research Portfolio, Met/Putnam Capital Opportunities Portfolio, T. Rowe Price Mid-Cap Growth Portfolio, Third Avenue Small Cap Value Portfolio, Neuberger Berman Real Estate Portfolio, Turner Mid -Cap Growth Portfolio and Goldman Sachs Mid-Cap Value Portfolio which may be obtained by writing the Trust at 22 Corporate Plaza Drive, Newport Beach California 92660 or by calling (800) 848-3854. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

         The date of this Statement of Additional Information is May 1, 2004.







                                     TABLE OF CONTENTS



                                                                                                                Page

INVESTMENT OBJECTIVES AND POLICIES............................................................................... 4
         Asset-Backed Securities................................................................................. 4
         Brady Bonds............................................................................................. 5
         Convertible Securities...................................................................................5
         Credit Default Swaps  ...................................................................................6
         Depositary Receipts  ....................................................................................6
         Dollar Roll Transactions  ...............................................................................7
         Event-Linked............................................................................................ 8
         Foreign Currency Transactions  ..........................................................................8
         Foreign Securities....................................................................................  16
         High Yield/High Risk Debt Securities....................................................................16
         Hybrid Instruments......................................................................................17
         Illiquid Securities.....................................................................................17
         Inflation-Indexed Bonds.................................................................................18
         Interest Rate Transactions............................................................................. 19
         Investment Grade Corporate Debt........................................................................ 20
         Loans and Other Direct Indebtedness  ...................................................................20
         Money Market Securities.................................................................................21
         Mortgage-Backed Securities..............................................................................22
         Municipal Fixed Income Securities...................................................................... 25
         Options and Futures Strategies..........................................................................26
         Other Investment Companies..............................................................................30
         Portfolio Turnover..................................................................................... 32
         Preferred Stocks......................................................................................  32
         Real Estate Investment Trusts.......................................................................... 33
         Repurchase Agreements.................................................................................  33
         Reverse Repurchase Agreements......................................................................... .33
         Rights and Warrants.................................................................................... 34
         Securities Loans....................................................................................... 34
         Short Sales............................................................................................ 35
         Structured Notes........................................................................................36
         U.S. Government Securities............................................................................. 36
         Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds..............................................  36
INVESTMENT RESTRICTIONS......................................................................................... 37
         Fundamental Policies................................................................................... 37
         Non-Fundamental Policies............................................................................... 39
PERFORMANCE INFORMATION......................................................................................... 41
         Total Return........................................................................................... 41
         Yield.................................................................................................. 42
         Non-Standardized Performance........................................................................... 43
PORTFOLIO TRANSACTIONS.......................................................................................... 43
MANAGEMENT OF THE TRUST......................................................................................... 47
         Trustees and Officers.................................................................................. 47
         Committees of the Board................................................................................ 50
         Compensation of the Trustees........................................................................... 51
INVESTMENT ADVISORY AND OTHER SERVICES.......................................................................... 53
         The Manager............................................................................................ 53
         The Advisers........................................................................................... 61
         The Administrator...................................................................................... 64
         The Distributor........................................................................................ 65
         Code of Ethics......................................................................................... 68
         Custodian.............................................................................................. 69
         Transfer Agent......................................................................................... 69
         Legal Matters.......................................................................................... 69
         Independent Auditors................................................................................... 69
REDEMPTION OF SHARES............................................................................................ 69
NET ASSET VALUE................................................................................................  69
FEDERAL INCOME TAXES...........................................................................................  71
ORGANIZATION AND CAPITALIZATION OF THE TRUST.................................................................... 74
FINANCIAL STATEMENTS...........................................................................................  76
APPENDIX A - SECURITIES RATINGS ................................................................................A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES...............................................................B-1
===================================================================================================================


----------------------

     No person has been authorized to give any information or to make any representation not contained in this Statement of Additional Information or in the Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized. This Statement of Additional Information does not constitute an offering of any securities other than the registered securities to which it relates or an offer to any person in any state or other jurisdiction of the United States or any country where such offer would be unlawful.

                             INVESTMENT OBJECTIVES AND POLICIES

     The following information supplements the discussion of the investment objectives and policies of the Portfolios in the Prospectus. If a Portfolio is not identified below in connection with a particular strategy or technique, its Adviser, as of the effective date of this Statement of Additional Information, does not intend to invest any of the Portfolio's assets in that strategy or technique although it has the ability to do so and may do so in the future.


Asset-Backed Securities (J.P. Morgan Quality Bond, Lord Abbett Bond Debenture, Lord Abbett America's Value, Janus Aggressive Growth, PIMCO Inflation Protected Bond, PIMCO Total Return, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity,
T. Rowe Price Mid-Cap Growth, Third Avenue Small Cap Value and Goldman Sachs Mid-Cap Value Portfolios)


     Asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.

     Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less. Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and shorter prepayments will lengthen it.

     The purchase of asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.


     In the case of privately issued asset-backed securities, the Trust takes the position that such instruments do not represent interests in any particular industry or group of industries.


Brady Bonds (J.P. Morgan Quality Bond, Lord Abbett Bond Debenture, Lord Abbett America's Value, Janus Aggressive Growth, PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios)

     Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (the uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.


Convertible Securities (All Portfolios except Money Market, PIMCO PEA Innovation and Turner Mid-Cap Growth Portfolios)


     A Portfolio may invest in convertible securities of domestic and, subject to the Portfolio's investment strategy, foreign issuers. The convertible securities in which a Portfolio may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

     Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

     Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase for that Portfolio. Neither event will require the sale of such securities, although a Portfolio's investment adviser will consider such event in its determination of whether the Portfolio should continue to hold the securities.

Credit Default Swaps (PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios)

     The Portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap.

     The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.


Depositary Receipts (All Portfolios except Lord Abbett Bond Debenture, Money Market, PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios)

     A Portfolio may purchase foreign securities in the form of American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts or other securities convertible into securities of corporations in which the Portfolio is permitted to invest pursuant to its investment objectives and policies. These securities may not necessarily be denominated in the same currency into which they may be converted. Depositary receipts are receipts typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. The J.P. Morgan Select Equity Portfolio will only invest in American Depositary Receipts. The J.P. Morgan Select Equity Portfolio does not expect to invest more than 10% of its total assets in American Depository Receipts. The Turner Mid-Cap Growth Portfolio does not expect to invest more than 10% of its total assets in American Depositary Receipts. Because American Depositary Receipts are listed on a U.S. securities exchange, the investment advisers of the Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income, Lord Abbett Growth Opportunities and PIMCO PEA Innovation, Neuberger Berman Real Estate and Goldman Sachs Mid-Cap Value Portfolios do not treat them as foreign securities. However, like other depositary receipts, American Depositary Receipts are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

Dollar Roll Transactions (J.P. Morgan Quality Bond, Lord Abbett Bond Debenture, Lord Abbett America's Value, Money Market, PIMCO Inflation Protected Bond, PIMCO Total Return, Janus Aggressive Growth, Oppenheimer Capital Appreciation, Met/AIM Small Cap Growth and Met/AIM Mid Cap Core Equity Portfolios)


     The Portfolios may enter into "dollar roll" transactions, which consist of the sale by the Portfolio to a bank or broker-dealer (the "counterparty") of Government National Mortgage Association certificates, other mortgage-backed securities or other fixed income securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Portfolio agrees to buy a security on a future date.

     A Portfolio will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions. The Portfolio will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

     Dollar rolls are treated for purposes of the Investment Company Act of 1940, as amended ("1940 Act") as borrowings of a Portfolio because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a Portfolio. For example, while a Portfolio receives a fee as consideration for agreeing to repurchase the security, the Portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a Portfolio, thereby effectively charging the Portfolio interest on its borrowing. Further, although a Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Portfolio's borrowing.

     The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Portfolio's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Portfolio is able to purchase them. Similarly, the Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical, security to a Portfolio, the security that the Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a Portfolio's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Event-Linked Bonds (PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios)

     Each Portfolio may invest up to 5% of its net assets in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some even-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.


Floaters (Money Market, PIMCO Inflation Protected Bond, PIMCO Total Return, Lord Abbett America's Value, Janus Aggressive Growth, Neuberger Berman Real Estate and Goldman Sachs Mid-Cap Value Portfolios)


     A Portfolio may invest in floaters, which are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Securities."


Foreign Currency Transactions (J.P. Morgan Quality Bond, Harris Oakmark International, T. Rowe Price Mid-Cap Growth, MFS Research International, PIMCO Inflation Protected Bond, PIMCO Total Return, PIMCO Innovation, Oppenheimer Capital Appreciation, Janus Aggressive Growth, Met/Putnam Research, Met/Putnam Capital Opportunities, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, Lord Abbett America's Value, Third Avenue Small Cap Value, Neuberger Berman Real Estate and Goldman Sachs Mid-Cap Value Portfolios)


     Foreign Currency Exchange Transactions. A Portfolio may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The investment adviser to a Portfolio may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging"), and to protect the value of specific portfolio positions ("position hedging").

     A Portfolio may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date on which the Portfolio contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For that purpose, a Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in or exposed to that foreign currency.

     If conditions warrant, a Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

     For transaction hedging purposes, a Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Portfolio the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Portfolio the right to purchase a currency at the exercise price until the expiration of the option.

     A Portfolio may engage in "position hedging" to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated, or quoted or exposed (or an increase in the value of currency for securities which the Portfolio intends to buy, when it holds cash reserves and short-term investments). For position hedging purposes, a Portfolio may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on exchanges or over-the-counter markets. In connection with position hedging, a Portfolio may also purchase or sell foreign currency on a spot basis.

     The  precise  matching  of  the  amounts  of  foreign   currency   exchange
transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

     It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

     Hedging transactions involve costs and may result in losses. A Portfolio may write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Portfolio's investment adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio's ability to engage in hedging and related option transactions may be limited by tax considerations.

     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

     Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission ("CFTC"), such as the New York Mercantile Exchange. A Portfolio would enter into foreign currency futures contracts solely for hedging or other appropriate investment purposes as defined in CFTC regulations. Open positions in forwards used for non-hedging purposes will be covered by the segregation with the Trust's custodian of liquid assets and marked to market daily.

     Forwards will be used primarily to adjust the foreign exchange exposure of each Portfolio with a view to protecting against uncertainty in the level of future foreign exchange rates, and the Portfolios might be expected to enter into such contracts under the following circumstances:

     Lock In. When the Adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

     Cross Hedge. If a particular currency is expected to decrease against another currency, a Portfolio may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Portfolio's holdings denominated in the currency sold.

     Direct Hedge. If the Adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Adviser thinks that a Portfolio can benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Portfolio would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Portfolio would hope to benefit from an increase (if any) in value of the bond.

     Proxy Hedge. The Adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Portfolio, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

     Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

     At the maturity of a forward or futures contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

     Positions in foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although a Portfolio intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there can be no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin.


     Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when a Portfolio's Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.


     The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

     Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer.

Foreign Securities (All Portfolios except J.P. Morgan Select Equity Portfolio)

     A Portfolio may invest in foreign equity and debt securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits, Yankee certificates of deposit, Eurodollar bonds and Yankee bonds. The Portfolio may also invest in Canadian commercial paper and Europaper. These instruments may subject the Portfolio to additional investment risks from those related to investments in obligations of U.S. issuers. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

     Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

     Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets and a Portfolio's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement", which can result in losses to a Portfolio.

     The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

     Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

     Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

     The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. A Portfolio may buy securities issued by certain "supra-national" entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the "World Bank"), the Asian Development Bank and the Inter-American Development Bank.

     The governmental members of these supra-national entities are "stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.


     The Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income and Lord Abbett Growth Opportunities Portfolios do not expect that more than 20%, 10%, 20%, 10% and 10%, respectively, of their total assets will be invested in foreign securities. The Adviser to these Portfolios does not consider securities of companies domiciled outside the U.S. but whose principal trading market is in the U.S. to be "foreign securities."


     The J.P. Morgan Select Equity Portfolio may only invest in equity securities of foreign corporations listed on a U.S. securities exchange or denominated or principally traded in the U.S. dollar. The J.P. Morgan Quality Bond Portfolio does not expect to invest more than 25% of its total assets in securities of foreign issuers. In the case of the J.P. Morgan Quality Bond Portfolio, any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase. The Third Avenue Small Cap Value Portfolio intends to limit its investments in foreign securities to companies issuing U.S. dollar-denominated American Depository Receipts or which, in the judgment of its Adviser, otherwise provide financial information which provides the Adviser with substantively similar financial information as Securities and Exchange Commission disclosure requirements.


     The T. Rowe Price Mid-Cap Growth Portfolio expects not more than 25% of its total assets will be invested foreign securities. The Met/Putnam Capital
Opportunities and the Met/Putnam Research Portfolios do not expect that more than 20% of their total assets will be invested in foreign securities. The PIMCO Total Return and PIMCO Inflation Protected Bond Portfolios do not expect that more than 20% of their total assets will be invested in securities denominated in foreign currencies. The Oppenheimer Capital Appreciation and the PIMCO PEA Innovation Portfolios do not expect that more than 35% of their assets will be invested in foreign securities. The Met/AIM Small Cap Growth and Met/AIM Mid Cap Core Equity Portfolios do not expect that more than 25% of their assets will be invested in foreign securities. The Third Avenue Small Cap Value Portfolio does not expect that more than 25% of its assets will be invested in foreign equity securities and does not currently intend to invest in foreign corporate debt securities such as Eurodollar bonds and Yankee bonds. The Neuberger Berman Real Estate Portfolio will not purchase any foreign currency denominated securities if, as a result, more than 10% of its total assets would be invested in foreign currency denominated securities. The Neuberger Berman Real Estate Portfolio does not expect that more than 10% of its assets will be invested in foreign securities. The Turner Mid-Cap Growth Portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter markets in the United States. The Turner Mid-Cap Growth Portfolio does not expect that more than 10% of its assets will be invested in foreign securities. The Goldman Sachs Real Estate Portfolio may invest in the aggregate up to 25% of its net assets in foreign securities.


     Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

     Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks in addition to the risks of foreign investments described below.

     Emerging Market Securities. Investments in emerging market country securities involve special risks. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a Portfolio's investments in those countries and the availability to a Portfolio of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Portfolio's investments in such countries illiquid and more volatile than investment in more developed countries, and a Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

     Transaction costs in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

     A Portfolio may make investments denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Portfolio's securities are quoted would reduce the Portfolio's net asset value.

     Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Portfolio. The MFS Research International Portfolio expects that not more than 25% of its total assets will be invested in emerging market securities.




Forward Commitments, When-Issued and Delayed Delivery Securities (All Portfolios except Neuberger Berman Real Estate and Turner Mid-Cap Growth Portfolios)


     A Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

     A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

     Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

     Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Portfolio. In addition, when the Portfolio engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Portfolio may miss the opportunity to obtain a security at a favorable price or yield. Although a Portfolio will generally enter into forward commitments to purchase securities with the intention of actually acquiring the security for its portfolio (or for delivery pursuant to options contracts it has entered into), the Portfolio may dispose of a security prior to settlement if its investment adviser deems it advisable to do so. The Portfolio may realize short-term gains or losses in connection with such sales.


High Yield/High Risk Debt Securities (J.P. Morgan Quality Bond, Lord Abbett Bond Debenture, Lord Abbett America's Value, Janus Aggressive Growth, PIMCO Inflation Protected Bond, PIMCO Total Return, Met/Putnam Capital Opportunities, Third Avenue Small Cap Value, Neuberger Berman Real Estate and Goldman Sachs Mid-Cap Value Portfolios)


     Certain lower rated securities purchased by a Portfolio, such as those rated Ba or B by Moody's Investors Service, Inc. ("Moody's") or BB or B by Standard & Poor's Ratings Services ("Standard & Poor's") (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing greater income than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Portfolio invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

     Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately a Portfolio's portfolio securities for purposes of determining the Portfolio's net asset value.

     In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.


Hybrid Instruments (J.P. Morgan Quality Bond, Janus Aggressive Growth, PIMCO Inflation Protected Bond, PIMCO Total Return, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, T. Rowe Price Mid-Cap Growth, Lord Abbett America's Value, Third Avenue Small Cap Value and Goldman Sachs Mid-Cap Value Portfolios)

     Although there are no percentage limitations on the amount of assets that may be invested in hybrid instruments, the investment advisers to the Portfolios do not anticipate that such investments will exceed 5% (15% with respect to J.P. Morgan Quality Bond Portfolio and 10% with respect to T. Rowe Price Mid-Cap Growth) of each Portfolio's total assets. Hybrid instruments are a form of derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

Illiquid Securities (All Portfolios except PIMCO PEA Innovation, Met/Putnam Research Portfolios and Turner Mid-Cap Growth)

     Each Portfolio may invest up to 15% (10% in the case of Money Market Portfolio) of its net assets in illiquid securities and other securities which are not readily marketable, including non-negotiable time deposits, certain restricted securities not deemed by the Trust's Board of Trustees to be liquid and repurchase agreements with maturities longer than seven days. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which have been determined to be liquid, will not be considered by the Portfolios' investment advisers to be illiquid or not readily marketable and, therefore, are not subject to the applicable 15% or 10% limit. The inability of a Portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Portfolio's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Portfolio which are eligible for resale pursuant to Rule 144A will be monitored by the Portfolios' investment advisers on an ongoing basis, subject to the oversight of the Trustees. In the event that such a security is deemed to be no longer liquid, a Portfolio's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Portfolio having more than 15% (or 10%, as applicable) of its assets invested in illiquid or not readily marketable securities.


Inflation-Indexed Bonds (PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios)

     Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

     Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

     The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.


Interest Rate Transactions (J.P. Morgan Quality Bond, PIMCO Inflation  Protected
Bond,  PIMCO  Total  Return,   Janus  Aggressive  Growth,   Oppenheimer  Capital
Appreciation and Neuberger Berman Real Estate Portfolios)


     Among the strategic transactions into which the Portfolios may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.


     A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps and floors are entered into for good faith hedging purposes, the Advisers to the Portfolios and the Trust believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's or Moody's or has an equivalent rating from another nationally recognized statistical rating organization ("NRSRO") or is determined to be of equivalent credit quality by the investment adviser. For a description of the NRSROs and their ratings, see the Appendix. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.


     With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Portfolio's net obligations, if any.

     For purposes of applying a Portfolio's investment policies and restrictions (as stated in the prospectus and this Statement of Additional Information) swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.


Investment Grade Corporate Debt Securities (J.P. Morgan Quality Bond, Lord Abbett Bond Debenture, Lord Abbett America's Value, Money Market, PIMCO Inflation Protected Bond, PIMCO Total Return, PIMCO PEA Innovation, Oppenheimer Capital Appreciation, Janus Aggressive Growth, T. Rowe Price Mid-Cap Growth, MFS Research International, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, Met/Putnam Capital Opportunities, Third Avenue Small Cap Value, Neuberger Berman Real Estate and Goldman Sachs Mid-Cap Value Portfolios)


     Debt securities are rated by NRSROs. Securities rated BBB by Standard & Poor's or Baa by Moody's are considered investment grade securities, but are somewhat riskier than higher rated investment grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. See the Appendix for a description of the various securities ratings.

Loans and Other Direct Indebtedness (J.P. Morgan Quality Bond, PIMCO Inflation Protected Bond, PIMCO Total Return, Janus Aggressive Growth and Oppenheimer Capital Appreciation Portfolios)

     By purchasing a loan, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

     The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Money Market Securities (All Portfolios)

     Money market securities in which the Portfolios may invest include U.S. government securities, U.S. dollar denominated instruments (such as bankers' acceptances, commercial paper, domestic or Yankee certificates of deposit and Eurodollar obligations) issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches. These bank obligations may be general obligations of the parent bank holding company or may be limited to the issuing entity by the terms of the specific obligation or by government regulation.

     Other money market securities in which a Portfolio may invest also include certain variable and floating rate instruments and participations in corporate loans to corporations in whose commercial paper or other short-term obligations a Portfolio may invest. Because the bank issuing the participations does not guarantee them in any way, they are subject to the credit risks generally associated with the underlying corporate borrower. To the extent that a Portfolio may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower under the terms of the loan participation), the Portfolio may also be subject to credit risks associated with the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by a Portfolio will be regarded as illiquid.

     A Portfolio may also invest in bonds and notes with remaining maturities of thirteen months or less, variable rate notes and variable amount master demand notes. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.


     Generally, the Portfolios will invest only in high quality money market instruments, i.e., securities which have been assigned the highest quality ratings by NRSROs such as "A-1" by Standard & Poor's or "Prime-1" by Moody's, or if not rated, determined to be of comparable quality by the Portfolio's investment adviser. The J.P. Morgan Quality Bond, Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income, Lord Abbett Growth Opportunities, PIMCO Total Return and Harris Oakmark International Portfolios may invest in money market instruments rated A-3 by Standard & Poor's and Prime-3 by Moody's. The Goldman Sachs Mid-Cap Value Portfolio may invest in money market instruments rated A-2 by Standard & Poor's and Prime-2 by Moody's.

Mortgage-Backed Securities (J.P. Morgan Quality Bond, Lord Abbett Bond Debenture, Lord Abbett America's Value, Money Market, PIMCO Inflation Protected Bond, PIMCO Total Return, Janus Aggressive Growth, MFS Research International, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, T. Rowe Price Mid-Cap Growth, Third Avenue Small Cap Value and Neuberger Berman Real Estate and Goldman Sachs Mid-Cap Value Portfolios)


     A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain Portfolios may invest in CMOs and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

     CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or "tranches"), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Portfolio that invests in CMOs.

     The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

     Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the Portfolios, may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

     Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a Portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Portfolio to experience a loss equal to any unamortized premium.

     Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The Portfolios may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of the principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

     Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a Portfolio's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Portfolios' ability to buy and sell those securities at any particular time.


     In the case of privately issued mortgage-related securities, the Trust takes the position that such instruments do not represent interests in any particular industry or group of industries.


     The J.P. Morgan Quality Bond Portfolio may also invest in directly placed mortgages including residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that the Portfolio forecloses on any non-performing mortgage, it would end up acquiring a direct interest in the underlying real property and the Portfolio would then be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. Investment in direct mortgages involve many of the same risks as investments in mortgage-related securities. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowing, the need for anticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Portfolio or its investment adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of the property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.


Municipal Fixed Income Securities (J.P. Morgan Quality Bond, PIMCO Inflation Protected Bond, PIMCO Total Return and PIMCO PEA Innovation Portfolios)


     A Portfolio may invest in municipal bonds of any state, territory or possession of the U.S., including the District of Columbia. The Portfolio may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Interest payments received by holders of these securities are generally tax-free. Municipal bonds may also be issued to refinance public debt.

     Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

     A Portfolio may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

     The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by Standard & Poor's, Moody's and Fitch IBCA, Inc. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Portfolio, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to sell the bond, but the Portfolio's investment adviser would consider such events in determining whether the Portfolio should continue to hold it.

     The ability of the Portfolio to achieve its investment objective depends upon the continuing ability of the issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Portfolio's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Portfolio's investment adviser may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Portfolio.

     From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Portfolio. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Portfolio's investment objectives and policies.


Options and Futures Strategies (All Portfolios except Money Market, Third Avenue Small Cap Value and Turner Mid-Cap Growth Portfolios)


     A Portfolio may seek to increase the current return on its investments by writing covered call or covered put options. In addition, a Portfolio may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which its Adviser plans to purchase through the writing and purchase of options including options on stock indices and the purchase and sale of futures contracts and related options. The Advisers to the Lord Abbett Bond Debenture, Lord Abbett Growth and Income, Lord Abbett Mid-Cap Value, Lord Abbett Growth Opportunities and Harris Oakmark International Portfolios do not presently intend to utilize options or futures contracts and related options but may do so in the future. The Adviser to the PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios does not presently intend to engage in options and futures transactions on stock indices, but may do so in the future. Expenses and losses incurred as a result of such hedging strategies will reduce a Portfolio's current return.

     The ability of a Portfolio to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices and U.S. government securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that a Portfolio will be able to utilize these instruments effectively for the purposes stated below.

     Writing Covered Options on Securities. A Portfolio may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as its investment adviser determines is appropriate in seeking to attain the Portfolio's investment objective. Call options written by a Portfolio give the holder the right to buy the underlying security from the Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Portfolio at a stated price.


     A Portfolio may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Portfolio owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Portfolio owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Portfolio will maintain in a segregated account at the Trust's custodian bank or earmark liquid assets with a value equal to or greater than the Portfolio's obligation under the option. A written call option is also covered if the Portfolio maintains in a segregated bank account at the Trust's custodian bank or earmarks liquid assets with the value equal to or greater than the Portfolio's obligation under the option. A Portfolio may also write combinations of covered puts and covered calls on the same underlying security.


     A Portfolio will receive a premium from writing an option, which increases the Portfolio's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, a Portfolio will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

     A Portfolio may terminate an option which it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Portfolio will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

     Purchasing Put and Call Options on Securities. A Portfolio may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Portfolio, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Portfolio might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

     A Portfolio may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Portfolio, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Portfolio might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.


     Except for the J.P. Morgan Quality Bond, PIMCO Inflation Protected Bond, PIMCO Total Return, Neuberger Berman Real Estate and Goldman Sachs Mid-Cap Value Portfolios, no Portfolio intends to purchase put or call options if, as a result of any such transaction, the aggregate cost of options held by the Portfolio at the time of such transaction would exceed 5% of its total assets. There are no specific limitations on the J.P. Morgan Quality Bond Portfolio's, the PIMCO Inflation Protected Bond Portfolio's, the PIMCO Total Return Portfolio's, the Neuberger Berman Real Estate Portfolio's or the Goldman Sachs Mid-Cap Value Portfolio's purchases of options on securities.


     Purchase and Sale of Options and Futures on Stock Indices. A Portfolio may purchase and sell options on stock indices and stock index futures contracts either as a hedge against movements in the equity markets or for other investment purposes.

     Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. Currently options traded include the Standard & Poor's 500 Composite Stock Price Index, the NYSE Composite Index, the AMEX Market Value Index, the NASDAQ 100 Index, the Nikkei 225 Stock Average Index, the Financial Times Stock Exchange 100 Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Pharmaceutical Index.

     A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

     If a Portfolio's Adviser expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy for the Portfolio. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Portfolio's index option or futures contract resulting from the increase in the index. If, on the other hand, the Portfolio's Adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities held by the Portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Portfolio's position in such put option or futures contract.

     Purchase and Sale of Interest Rate Futures. A Portfolio may purchase and sell interest rate futures contracts on fixed income securities or indices of such securities, including municipal indices and any other indices of fixed income securities that may become available for trading either for the purpose of hedging its portfolio securities against the adverse effects of anticipated movements in interest rates or for other investment purposes.

     A Portfolio may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by a Portfolio will fall, thus reducing the net asset value of the Portfolio. This interest rate risk can be reduced without employing futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. However, this strategy entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the Portfolio's average yield as a result of the shortening of maturities.

     The sale of interest rate futures contracts provides a means of hedging against rising interest rates. As rates increase, the value of a Portfolio's short position in the futures contracts will also tend to increase thus offsetting all or a portion of the depreciation in the market value of the Portfolio's investments that are being hedged. While the Portfolio will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

     A Portfolio may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, it is expected that an equivalent amount of futures contracts will be closed out.

     A Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and the underlying financial instrument. Futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the CFTC. Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF, and in Tokyo at the Tokyo Stock Exchange.

     Options on Futures Contracts. A Portfolio may purchase and write call and put options on stock index and interest rate futures contracts. A Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing or selling the underlying futures. For example, a Portfolio may purchase put options or write call options on stock index futures or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Portfolio intends to purchase.

     In connection with transactions in stock index options, stock index futures, interest rate futures and related options on such futures, a Portfolio will be required to deposit as "initial margin" an amount of cash and short-term U.S. government securities. The current initial margin requirements per contract ranges from approximately 2% to 10% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract. Brokers may establish deposit requirements higher than exchange minimums.

     Limitations. A Portfolio will not purchase or sell futures contracts or options on futures contracts or stock indices for non-hedging purposes if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts or stock indices would exceed 5% of the net assets of the Portfolio; provided, however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. If this limitation is exceeded at any time, the Portfolio will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

     Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on a Portfolio's ability to terminate options and futures positions at times when its investment adviser deems it desirable to do so. Although a Portfolio will not enter into an option or futures position unless its Adviser believes that a liquid market exists for such option or future, there can be no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. The Advisers generally expect that options and futures transactions for the Portfolios will be conducted on recognized exchanges. However, a Portfolio may also purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission considers over-the-counter options to be illiquid. A Portfolio's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

     The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of a Portfolio's Adviser to forecast correctly interest rate movements and general stock market price movements. This risk increases as the composition of the securities held by the Portfolio diverges from the composition of the relevant option or futures contract.


Other Investment Companies (All Portfolios except Money Market and Turner Mid-Cap Growth Portfolios)

     In connection with its investments in accordance with the various investment disciplines, a Portfolio may invest up to 10% of its total assets in shares of other investment companies (including exchange-traded funds such as Standard & Poor's Depository Receipts ("SPDRs") and iSharesSM as defined below) but may neither invest more than 5% of its total assets in any one investment company nor acquire more than 3% of the voting securities of such other investment company. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the management fees (and other expenses) paid by the Portfolio. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for a Portfolio to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities. A Portfolio also may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company" regardless of whether such "passive foreign investment company" makes distributions to the Portfolio. Each Portfolio does not intend to invest in other investment companies unless, in the Adviser's judgment, the potential benefits exceed associated costs.

     Exchange-traded funds are shares of unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange or the National Association of Securities Dealers Automated Quotations System ("NASDAQ") National Market System. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT was established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The UIT is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price activity of the S&P 500. The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (i) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P 500, (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, a net of expenses and liabilities, and (iii) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of Portfolio Deposit.

     SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, an investor must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, an investor will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

     The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Portfolios could result in losses on SPDRs.

     A Portfolio may, subject to the limitations stated above, invest in iSharesSM and similar securities that invest in securities included in specified indices, including the MSCI indices for various countries and regions. iSharesSM are listed on the AMEX and were initially offered to the public in 1996. The market prices of iSharesSM are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iSharesSM on the AMEX. However, iSharesSM have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iSharesSM for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iSharesSM will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iSharesSM should occur in the future, the liquidity and value of a Portfolio's shares could also be substantially and adversely affected. If such disruptions were to occur, a Portfolio could be required to reconsider the use of iSharesSM as part of its investment strategy.

     The T. Rowe Price Mid-Cap Growth  Portfolio may invest in the shares of the
T. Rowe Price Reserve Investment Fund and the Goldman Sachs Mid-Cap Value Portfolio may invest in money market funds for which the Adviser or any of its affiliates serves as investment adviser, administrator or distributor.


Portfolio Turnover


     While it is impossible to predict portfolio turnover rates, the Advisers to the Portfolios, other than the J.P. Morgan Quality Bond, MFS Research International, Met/Putnam Research, Met/Putnam Capital Opportunities, PIMCO Inflation Protected Bond, PIMCO Total Return, PIMCO PEA Innovation, Lord Abbett Growth Opportunities and Turner Mid-Cap Growth Portfolios, anticipates that portfolio turnover will generally not exceed 100% per year. The Adviser to the Lord Abbett Growth Opportunities Growth Portfolios anticipateanticipates that portfolio turnover may exceed 200% per year, exclusive of dollar roll transactions. The Advisers to the J.P. Morgan Quality Bond and Turner Mid-Cap Growth Portfolios anticipate that portfolio turnover rates generally will not exceed 300% per year. The Adviser to the MFS Research International Portfolio anticipates that portfolio turnover generally will not exceed 150% per year. The Advisers to the Met/Putnam Capital Opportunities, Met/Putnam Research, PIMCO
Inflation Protected Bond and PIMCO Total Return Portfolios anticipate that portfolio turnover generally will exceed 100% per year. The Adviser to the PIMCO PEA Innovation Portfolio anticipates that portfolio turnover generally will not exceed 200% per year. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses.

Preferred Stocks (All Portfolios except Money Market and Turner Mid-Cap Growth Portfolios)


     A Portfolio may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

     If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.


Real Estate Investment Trusts (All Portfolios except Money Market and Harris Oakmark International Portfolios)

     A Portfolio may invest up to 5% of its net assets in investments related to real estate, including real estate investment trusts ("REITs") except that Met/AIM Mid Cap Core Equity and Met/AIM Small Cap Growth Portfolios may each invest up to 15% of its assets in REITs, Oppenheimer Capital Appreciation Portfolio may invest up to 15% of its assets in REITs and Met/Putnam Capital Opportunities, Neuberger Berman Real Estate and Goldman Sachs Mid-Cap Value Portfolios may invest without limit in REITs. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.


Repurchase Agreements (All Portfolios)

     Each of the Portfolios may enter into repurchase agreements with a bank, broker-dealer, or other financial institution but no Portfolio may invest more than 15% of its net assets in illiquid securities, including repurchase agreements having maturities of greater than seven days. A Portfolio may enter into repurchase agreements, provided the Trust's custodian always has possession of securities serving as collateral whose market value at least equals the amount of the repurchase obligation. To minimize the risk of loss a Portfolio will enter into repurchase agreements only with financial institutions which are considered by its investment adviser to be creditworthy. If an institution enters an insolvency proceeding, the resulting delay in liquidation of the securities serving as collateral could cause a Portfolio some loss, as well as legal expense, if the value of the securities declines prior to liquidation.


Reverse Repurchase Agreements (All Portfolios except T. Rowe Price Mid-Cap Growth, Harris Oakmark International, Met/Putnam Capital Opportunities, MFS Research International, Turner Mid-Cap Growth and Goldman Sachs Mid-Cap Value Portfolios)


     A Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. At the time a Portfolio enters into a reverse repurchase agreement, it will earmark, or establish and maintain a segregated account with an approved custodian containing, cash or other liquid securities having a value not less than the repurchase price (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio's net asset value. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

     The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio's obligation to repurchase the securities, and a Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.


Rights and Warrants (All Portfolios except Lord Abbett Bond Debenture, Money Market and PIMCO PEA Innovation Portfolios)


     A Portfolio may purchase rights and warrants. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

Securities Loans (All Portfolios)

     All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolios an amount equal to any dividends or interest received on loaned securities. The Portfolios retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

     Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked-to-market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under a Portfolio's securities lending program. While the securities are being loaned, a Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A Portfolio has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A Portfolio will generally not have the right to vote securities while they are being loaned, but its Manager or Adviser will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by a Portfolio's Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.


Short Sales (J.P. Morgan Quality Bond, J.P. Morgan Select Equity, T. Rowe Price Mid-Cap Growth, MFS Research International, Lord Abbett America's Value, Janus Aggressive Growth, PIMCO Inflation Protected Bond, PIMCO Total Return, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity and Met/Putnam Capital Opportunities Portfolios)


     A Portfolio may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

     The PIMCO Total Return and PIMCO Inflation Protected Bond Portfolios may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that (i) the amount segregated, or earmark, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.


Structured Notes (Lord Abbett Bond Debenture, PIMCO Total Return, PIMCO Inflation Protected Bond, T. Rowe Price Mid-Cap Growth and Goldman Sachs Mid-Cap Value Portfolios)


     Structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. Certain issuers of structured notes may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Portfolio's investment in these structured notes may be limited by restrictions contained in the 1940 Act. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

U.S. Government Securities (All Portfolios)

     Securities issued or guaranteed as to principal and interest by the U.S. government or its agencies and government-sponsored entities include U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by agencies and government-sponsored entities which are supported by (i) the full faith and credit of the U.S. Treasury (such as securities of the Government National Mortgage Association), (ii) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association) or (iii) the authority of the U.S. government to purchase certain obligations of the issuer (such as securities of the Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or government-sponsored entities as described in clauses (ii) or (iii) above in the future, other than as set forth above, since it is not obligated to do so by law.


Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds (J.P. Morgan Quality Bond, Lord Abbett Bond Debenture, PIMCO Inflation Protected Bond, Lord Abbett America's Value, PIMCO Total Return, PIMCO PEA Innovation, Money Market, Oppenheimer Capital Appreciation, Janus Aggressive Growth, Third Avenue Small Cap Value, Neuberger Berman Real Estate and Goldman Sachs Mid-Cap Value Portfolios)


     Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Payment-in-kind ("PIK") bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

                               INVESTMENT RESTRICTIONS

Fundamental Policies

     The following investment restrictions are fundamental policies, which may not be changed without the approval of a majority of the outstanding shares of the Portfolio. As provided in the 1940 Act, a vote of a majority of the outstanding shares necessary to amend a fundamental policy means the affirmative vote of the lesser of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

         1.       Borrowing

     Each Portfolio may not borrow money, except to the extent permitted by applicable law.

         2.       Diversification


          Except as noted, each Portfolio may not purchase a security if, as a result, with respect to 75% (50% with respect to T. Rowe Price Mid-Cap Growth Portfolio and Janus Aggressive Growth Portfolio) of the value of its total assets (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or (ii) more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio, other than securities issued by the U.S. government, its agencies and instrumentalities. (The Harris Oakmark International, PIMCO Inflation Protected Bond, Third Avenue Small Cap Value and Neuberger Berman Real Estate Portfolios, as non-diversified funds, are not subject to any fundamental policy which limits their investments in a single issuer.)


         3.       Concentration


          Each Portfolio other than Neuberger Berman Real Estate Portfolio may not invest more than 25% of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities, and repurchase agreements secured by such obligations. The Neuberger Berman Real Estate Portfolio may not invest more than 25% of the value of its total assets in any one industry, provided that the Portfolio will invest greater than 25% of its total assets in the real estate industry, and, further provided, that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities and repurchase agreements secured by such obligations.


         4.       Underwriting

          Each Portfolio may not underwrite securities issued by other persons, except to the extent that in connection with the disposition of its portfolio investments it may be deemed to be an underwriter under federal securities laws.

         5.       Real Estate


          Each Portfolio other than Neuberger Berman Real Estate Portfolio may not purchase or sell real estate, although a Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities representing interests in real estate; provided, however, that the Portfolio may hold and sell real estate acquired as a result of the ownership of securities. The Neuberger Berman Real Estate Portfolio may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Portfolio may (i) invest in securities of issuers that mortgage, invest or deal in real estate or interests there, (ii) invest in securities that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities, and (v) invest in real estate investment trusts of any kind.


         6.       Commodities

          Each Portfolio may not purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. No Portfolio will consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.

         7.       Loans

          Each Portfolio may not make loans, except through the purchase of debt obligations and the entry into repurchase agreements or through lending of its portfolio securities. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Trust's Board of Trustees.

         8.       Senior Securities

          Each Portfolio may not issue any senior security (as defined in the 1940 Act) except in compliance with applicable law.

Non-Fundamental Policies

          The following investment restrictions apply to each Portfolio, except as noted. These restrictions may be changed for any Portfolio by the Trust's Board of Trustees without a vote of that Portfolio's shareholders.

         Each Portfolio may not:

          (1)  Purchase  securities on margin,  except that each  Portfolio may:
               (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments;

          (2) Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3 % of the respective total assets of each Portfolio. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

          (3) Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral explorations or development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or hold mineral leases acquired as a result of its ownership of securities;

          (4) Invest in companies for the purpose of exercising management or control.

          In addition, as a matter of operating policy, the J.P. Morgan Select Equity, J.P. Morgan Quality Bond, Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income and Lord Abbett Growth Opportunities Portfolios will not invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio's net assets or if, as a result, more than 2% of the Portfolio's net assets would be invested in warrants not listed on a recognized U.S. or foreign stock exchange.

          The PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios will not invest more than 5% of each Portfolio's net assets in warrants, including those acquired in units or attached to other securities. For purposes of the policy, warrants will be valued at the lower of cost or market, except that warrants acquired by the Portfolio in units with or attached to securities may be deemed to be without value.

          The PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios will not invest more than 5% of each Portfolio's net assets (taken at market value at the time of investment ) in any combination of interest only, principal only, or inverse floating rate securities.

          With respect to borrowing, each Portfolio may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. A Portfolio may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Portfolio shares. A Portfolio may purchase additional securities so long as borrowings do not exceed 5% of its total assets.

          With respect to loans of portfolio securities, as a matter of operating policy, each Portfolio will limit the aggregate of such loans to 33 1/3% of the value of the Portfolio's total assets.

          With respect to real estate investments, as a matter of operating policy, the J.P. Morgan Quality Bond, J.P. Morgan Select Equity, Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income, Lord Abbett Growth Opportunities and Met/Putnam Research Portfolios will not invest in real estate limited partnership interests other than partnerships organized as REITS.


          With respect to when-issued and delayed delivery securities, it is the policy of all Portfolios permitted to invest in such securities, to not enter into when-issued commitments exceeding in the aggregate 15% (except for the J.P. Morgan Quality Bond, PIMCO Inflation Protected Bond, PIMCO Total Return, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, Harris Oakmark International, T. Rowe Price Mid-Cap Growth, Turner Mid-Cap Growth and Goldman Sachs Mid-Cap Value Portfolios) of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments. There is no current policy limiting the percentage of assets of the J.P. Morgan Quality Bond, Money Market, PIMCO Inflation Protected Bond, PIMCO Total Return, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, Harris Oakmark International, T. Rowe Price Mid-Cap Growth, Turner Mid-Cap Growth and Goldman Sachs Mid-Cap Value Portfolios which may be invested in when-issued commitments.


          With respect to foreign currency transactions, a Portfolio may enter into transactions only with counterparties deemed creditworthy by the Portfolio's investment adviser. A Portfolio, other than PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios, will not enter into a transaction to hedge currency exposure to an extent greater, after settling all transactions intended to wholly or partially offset other transactions, than the aggregate market values (at the time of entering into the transaction) of the securities held in its portfolio that are denominated, exposed to or generally quoted in or currently convertible into such currency other than with respect or cross hedging or proxy hedging. PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios may also enter into foreign currency transactions, including the direct purchase of foreign currencies, for non-hedging purposes.

          With respect to swaps, a Portfolio (except for the Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income and Lord Abbett Growth Opportunities Portfolios) will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality of the Portfolio's investment adviser.


80% Investment Policy (J.P. Morgan Quality Bond, J.P. Morgan Select Equity, Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, - Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth, T. Rowe Price Mid-Cap Growth, PIMCO Inflation Protected Bond, Third Avenue = Small Cap Value, Neuberger Berman Real Estate, Turner Mid-Cap Growth and Goldman Sachs Mid-Cap Value Portfolios)



     Under normal circumstances, each of the Portfolios listed above will invest at least 80% of its respective assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current Prospectus. (See the Prospectus for a detailed discussion of these Portfolios' investments.) Shareholders will be provided with at least 60-days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

                             ---------------------------

     Unless otherwise indicated, all limitations applicable to a Portfolio's investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of a Portfolio's investment portfolio, resulting from market fluctuations or other changes in a Portfolio's total assets will not require a Portfolio to dispose of an investment until the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. In the event that ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

                             PERFORMANCE INFORMATION

         Total return and yield will be computed as described below.

Total Return

     Each Portfolio's "average annual total return" figures described and shown in the Prospectus are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                              P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1000
 T = average annual total return
 n = number of years
 ERV = Ending Redeemable Value of a hypothetical $1000 payment made at the beginning of the 1, 5, or 10 years (or other) periods at the end of the 1, 5, or 10 years (or other) periods (or fractional portion thereof).

     The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholders' accounts. The total return figures do not reflect charges and deductions which are, or may be, imposed under the Contracts.

     The performance of each Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio's investments and expenses. Consequently, a Portfolio's performance figures are historical and should not be considered representative of the performance of the Portfolio for any future period.

 Yield


     From time to time, the Trust may quote the J.P. Morgan Quality Bond Portfolio's, the Lord Abbett Bond Debenture Portfolio's, the Money Market Portfolio's, the PIMCO Inflation Protected Bond Portfolio's, the PIMCO Total Return Portfolio's and the Neuberger Berman Real Estate Portfolio's yield and effective yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis.

     The annualized current yield for the Money Market Portfolio is computed by:
(a) determining the net change in the value of a hypothetical pre-existing account in the Portfolio having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the Money Market Portfolio may calculate a compound effective annualized yield by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.

     The 30-day yield for the Trust's fixed income Portfolios and the Neuberger Berman Real Estate Portfolio will be calculated according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:


                                   YIELD = 2[a-b+1)6-1]
                                             ---
                                             cd

Where:            a =      dividends and interest earned during the period

                  b =      expenses accrued for the period (net of
                           reimbursement)

                  c = the average daily number of shares outstanding during the period that were entitled to receive dividends

                  d = the net asset value per share on the last day of the period

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

     Yield information is useful in reviewing a Portfolio's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Portfolios'
investment portfolios, portfolio maturity, operating expenses and market conditions.

     It should be recognized that in periods of declining interest rates the yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Portfolio's investments, thereby reducing the current yield of the Portfolio. In periods of rising interest rates, the opposite can be expected to occur.


     The yield for the seven day period ended December 31, 2003 for the Money Market Portfolio was 0.24%.


  Non-Standardized Performance

     In addition to the performance information described above, the Trust may provide total return information with respect to the Portfolios for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

                            PORTFOLIO TRANSACTIONS

     Subject to the supervision and control of the Manager and the Trustees of the Trust, each Portfolio's Adviser is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange and on options, futures contracts and options thereon. Fixed income securities and certain equity securities in which the Portfolios invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter generally referred to as the underwriter's concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. Each Portfolio's Adviser is responsible for effecting its portfolio transactions and will do so in a manner deemed fair and reasonable to the Portfolio and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at a favorable price. In selecting broker-dealers and negotiating commissions, an Adviser considers the firm's reliability, the quality of its execution services on a continuing basis, confidentiality, including trade anonymity, and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers that provide the Portfolios or their Advisers with brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934. In doing so, a Portfolio may pay higher commission rates than the lowest available when its Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Generally, each Portfolio's Adviser is of the opinion that, because this material must be analyzed and reviewed, its receipt and use does not tend to reduce expenses but may benefit the Portfolio or other accounts managed by the Adviser by supplementing the Adviser's research.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, a Portfolio's Adviser receives research services from many broker-dealers with which the Adviser places the Portfolio's transactions. The Adviser may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Portfolio. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

     As noted above the Adviser may purchase new issues of securities for the Portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Adviser with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio, other investment advisory clients, and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However NASD Regulation, Inc. has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.


     An Adviser, subject to seeking the most favorable price and best execution and in compliance with the Conduct Rules of NASD Regulation, Inc., may consider sales of shares of the Trust as a factor in the selection of broker-dealers. The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Manager to cause Advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to (i) pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the management agreement ("Directed Brokerage"); or (ii) reward brokers for past sales of Trust shares ("Reward Brokerage"). The Trustees will review the levels of Directed Brokerage and Reward Brokerage for each Portfolio on a quarterly basis. The Trust has not implemented the Reward Brokerage policy.

     Under the Directed Brokerage policy, any payments or benefits accrued by or credited to a particular Portfolio are applied against the Portfolio's gross expenses. Accordingly, in the event that the Manager waives or limits its fees or assumes other expenses of a Portfolio in accordance with the Expense Limitation Agreement described herein (collectively, "expense reimbursements"), payments or benefits accrued by or credited to the Portfolio under the Directed Brokerage policy may reduce the expense reimbursements owed by the Manager to the Portfolio.


     An Adviser may effect portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through which a Portfolio effects its securities transactions may be used by the Portfolio's Adviser in servicing all of its accounts; not all such services may be used in connection with the Portfolio. In the opinion of each Adviser, it is not possible to measure separately the benefits from research services to each of its accounts, including a Portfolio. Whenever concurrent decisions are made to purchase or sell securities by a Portfolio and another account, the Portfolio's Adviser will attempt to allocate equitably portfolio transactions among the Portfolio and other accounts. In making such allocations between the Portfolio and other accounts, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Portfolio and the other accounts. In some cases this procedure could have an adverse effect on a Portfolio. In the opinion of each Adviser, however, the results of such procedures will, on the whole, be in the best interest of each of the accounts.

     The Advisers to the Portfolios may execute portfolio transactions through certain of their affiliated brokers, if any, acting as agent in accordance with the procedures established by the Board of Trustees, but will not purchase any securities from or sell any securities to any such affiliate acting as principal for its own account. It is anticipated that the Adviser to Third Avenue Small Cap Value Portfolio will execute substantially all of the Portfolio's transactions through an affiliated broker.


     The following table shows the amounts of brokerage commissions paid by the Portfolios during the fiscal years ended December 31, 2003 and December 31, 2002 and for certain Portfolios' predecessor funds during the fiscal yearsyear ended December 31, 2001.


                      Portfolio                     2003             2002            2001
                      ---------                     ====             ----            ----



        J. P. Morgan Quality Bond                  $34,848         $45,685          $31,974
                                                   =======
        Met/Putnam Capital Opportunities           343,375         209,361          106,480
                                                   =======
        J.P. Morgan Select Equity                  223,931         273,561          326,825
                                                   =======
        Lord Abbett Bond Debenture                 21,318          15,978          12,205
                                                   ======           ======
        Lord Abbett Mid-Cap Value                  149,450         281,797          206,326
                                                   =======
        Lord Abbett Growth and Income             2,279,597       3,010,714        2,680,960
                                                  =========
        Lord Abbett Growth Opportunities           144,432          55,193         17,496(1)
                                                   =======
        Lord Abbett America's Value                 15,168(4)           N/A               N/A
        ===========================                 =========           ===               ===
        Met/AIM Mid Cap Core Equity                269,906          65,498         4,536 (2)
                                                   =======
        Met/AIM Small Cap Growth                   313,513          90,532         3,686 (2)
                                                   =======
        Janus Aggressive Growth                    455,351          81,081         19,766(1)
                                                   =======
        T. Rowe Price Mid-Cap Growth               559,405         392,702         30,275(1)
                                                   =======
        MFS Research International                 559,145         232,887         73,473(1)
                                                   =======
        Oppenheimer Capital Appreciation           587,084         133,685         18,231(1)
                                                   =======
        Money Market                                 0               0              0(1)
                                                      =
        PIMCO Inflation Protected Bond               563(4)             N/A               N/A
        ==============================               ======             ===               ===
        PIMCO Total Return                         150,868          31,455         2,375(1)
                                                   =======
        PIMCO PEA Innovation                      1,154,611        301,981         42,599(1)
              ====                                =========
        Met/Putnam Research                        284,311         269,516        105,097(1)
                                                   =======
        Harris Oakmark International               765,776          65,733         15,235(2)
                                                   =======
        Third Avenue Small Cap Value               758,783        124,291(3)         N/A
                                                   =======                            ===



-----------------------

(1)      For the period from 2/12/01 through 12/31/01.
(2)      For the period from 10/9/01 through 12/31/01.
(3)      For the period from 5/1/02 through 12/31/02.
(4)      For the period from 5/1/03 through 12/31/03

     In 2003, the following Portfolios paid the amounts indicated to a then-affiliated broker of the Adviser:




                                                  Aggregate Brokerage
                                                  Commissions Paid to     Percentage of Total       Percentage of
                              Affiliated              Affiliate         Brokerage Commissions     Commissionable

       Portfolio              Broker-Dealer                                                         Transactions
       ---------              -------------                                                         ------------

Harris Oakmark           Harris Associates            $2,395                 0.31%                 0.30%
International             Securities L.P.

Third Avenue Small Cap    M.J. Whitman LLC            $657,549              88.66%                88.97%
Value




                                     MANAGEMENT OF THE TRUST

     The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Portfolios' activities, reviewing, among other things, each Portfolio's performance and its contractual arrangements with various service providers. The Trustees elect the officers of the Trust who are responsible for administering the Trust's day-to-day operations.

       Trustees and Officers

     The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 22 Corporate Plaza Drive, Newport Beach, California 92660. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."




The Trustees

----------------------------- ------------- ------------ ---------------------------------- ------------- ---------------------
                                                                                             Number of
                                                                                            Portfolios
                                              Term of                                         in Fund
                                            Office and                                        Complex
                                             Length of                                      overseen by
                              Position(s)   Time Served                                       Trustee     Other Directorships
                               Held with                                                                    Held by Trustee
Name, Age and Address          Registrant                     Principal Occupation(s)
                                                               During Past 5 Years


Elizabeth M. Forget*  (37)   President     Indefinite;  Since December 2000, President     24                   None
                             and Trustee     From         of Met Investors Advisory LLC;

                                            December     since July 2000, Executive Vice
                                            2000 to      President of MetLife Investors
                                            present.     Group, Inc.; from June 1996 to
                                                         July 2000, Senior Vice President
                                                         of Equitable Distributors, Inc.
                                                         and Vice President of Equitable
                                                         Life Assurance Society of the
                                                         United States.

-------------------------------------------------------------------------------------------------------------------------------

Disinterested Trustees
-------------------------------------------------------------------------------------------------------------------------------
----------------------------- ------------- ------------ ---------------------------------- ------------- ---------------------

Stephen M. Alderman  (44)    Trustee       Indefinite;  Since November 1991, Shareholder   24


                                            From         in the law firm of Garfield and
                                            December     Merel, Ltd.
                                            2000 to
                                            present.

Jack R. Borsting  (74)       Trustee       Indefinite;  Since 2001, Professor of           24           Director, Whitman
                                            From         Business Administration and Dean                 Education Group,
                                            December     Emeritus, Marshall School of                     Ivax Diagnostics
                                            2000 to      Business, University of Southern                 and Los Angeles
                                            present.     California (USC); from 1995-2001                 Orthopedic

                                                         Executive Director, Center for                   Hospital.  Trustee,
                                                         Telecommunications Management,                   The Rose Hills
                                                         USC; from 1988 to 1995, Dean of                  Foundation.

                                                         Marshall School of Business,                     Member, Army
                                                         USC.                                             Science Board

Theodore A. Myers  (73)      Trustee       Indefinite;  Since 1993, Financial              24             None


                                            From         Consultant.
                                            December
                                            2000 to
                                            present.

Tod H. Parrott  (66)         Trustee       Indefinite;  Since June 1996, Managing          24             Director, U.S.
                                            From         Partner, Rockaway Partners Ltd.                  Stock Transfer
                                            December     (financial consultants).                         Corporation;
                                            2000 to                                                       Director Bonfire
                                            present.                                                      Foundation.
Dawn M. Vroegop  (37)        Trustee       Indefinite;  From September 1999 to             24             Director, Caywood
                                            From         September 2003, Managing                         Scholl Asset
                                            December     Director, Dresdner RCM Global                    Management;
                                            2000 to      Investors; from July 1994 to                     Investment
                                            present.     July 1999, Director, Schroder                    Committee Member of

                                                         Capital Management International.                City College of San
                                                                                                          Francisco.

Roger T. Wickers  (69)       Trustee       Indefinite;  Since 1995, retired; from 1980     24           From 1995 to 1998,
                                            From         to 1995, Senior Vice President                   Chairman of the
                                            December     and General Counsel, Keystone                    Board of Directors
                                            2000 to      Group Inc. and the Keystone                      of two American
                                            present.     Group of Mutual Funds.                           International Group

                                                                                                          mutual funds.

----------------------------- ------------- ------------ ---------------------------------- ------------- ---------------------


The Executive Officers
-------------------------------------------------------------------------------------------------------------------------------

Jeffrey A. Tupper             Vice          From         Since February 2001, Assistant
(33)                         President,    August       Vice President of MetLife
                              Chief         2002 to      Investors Distribution Company;
                              Financial     present     from 1997 to January 2001, Vice
                              Officer,                   President of PIMCO Advisors L.P.
                              Treasurer

Michael K. Farrell            Executive     From         Since July 2002, Chief Executive
(50)                          Vice          August       Officer of MetLife Investors


                              President     2002 to      Group, Inc. and Met Investors

                                            present     Advisory LLC; since April 2001,
                                                         Chief Executive Officer of
                                                         MetLife Resources and Senior
                                                         Vice President of Metropolitan
                                                         Life Insurance Company; since
                                                         January 1990, President of
                                                         Michael K. Farrell Associates,
                                                         Inc. (qualified retirement plans
                                                         for non-profit organizations)
Richard C. Pearson  (60)     Vice          From         Since July 2002, President of

                              President     December     MetLife Investors Distribution
                              and           2000 to      Company; since January, 2002,
                              Secretary     present.     Secretary of Met Investors

                                                         Advisory LLC; since January
                                                         2001, Senior Vice President,
                                                         General Counsel and Secretary of
                                                         MetLife Investors Group, Inc.;
                                                         since November 2000, Vice
                                                         President, General Counsel and
                                                         Secretary of Met Investors
                                                         Advisory LLC; from 1998 to
                                                         November 2000, President,
                                                         Security First Group, Inc.; from
                                                         1983 to 1997, Senior Vice
                                                         President, General Counsel,
                                                         Security First Group, Inc.


Mary Moran Zeven              Assistant     From         Since August 2001, Senior Vice
One Federal Street            Secretary     August       President and Senior Managing
Boston, Massachusetts 02110                 2001 to      Counsel, State Street Bank and
                                           present       Trust Company; from June 2000 to
(42)                                                     August 2001, Vice President and

                                                         Counsel, State Street Bank and
                                                         Trust Company; from 1999 to May
                                                         2000, Vice President and
                                                         Counsel, PFPC, Inc.; from 1996
                                                         to 1999, Counsel, Curtis,
                                                         Mallet-Prevost, Colt & Mosle LLP
                                                         (law firm)

John W. Clark                 Assistant     From May     Since 2001, Vice President and
One Federal Street            Treasurer     2003 to      Senior Director, Fund
Boston, Massachusetts                       present      Administration Division, State
02110                                                    Street Bank and Trust Company;
(37)                                                    from 1996 to 2001, Fund


                                                         Administrator, Investors Bank &

                                                         Trust Company



* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.

    Committees of the Board


     The Trust has a standing Audit Committee consisting of all of the Disinterested Trustees. The Audit Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the Trust's financial statements; review with the independent accountants the outline, scope and results of the annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. The Audit Committee held four meetings during the fiscal year ended December 31, 2003.

     The Trust has a Nominating and Compensation Committee consisting of all the Disinterested Trustees. The Nominating and Compensation Committee's function is to nominate and evaluate Disinterested Trustee candidates and review the compensation arrangement for each of the Trustees. The Nominating and Compensation Committee will not consider nominees recommended by contract holders. The Nominating and Compensation Committee held three meeting during the fiscal year ended December 31, 2003.

     The Trust has a Valuation Committee consisting of Elizabeth M. Forget, Richard C. Pearson, Jeffrey Tupper, Anthony Dufault and such other officers of the Trust and the Manager, as well as such officers of any Adviser to any Portfolio as are deemed necessary by Ms. Forget, Mr. Pearson, Mr. Tupper or Mr. Dufault from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. This committee determines the value of any of the Trust's securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided. The Valuation Committee held 21 meetings during the fiscal year ended December 31, 2003.


  Compensation of the Trustees


     Each Trustee, who is not an employee of the Manager or any of its affiliates, currently receives from the Trust an annual retainer of $36,000 ($9,000 per quarter) plus (i) an additional fee of $3,000 for each regularly scheduled Board meeting attended, Committee meetings and private Disinterested Trustee meetings attended, and (ii) $750 for each telephonic/internet interactive Board and Committee meeting attended, plus reimbursement for expenses in attending in-person meetings. In addition, the lead Disinterested Trustee who is also Chair of the Audit Committee receives a supplemental retainer of $10,000 per year ($2,500 per quarter).

The table below sets forth the compensation paid under a different compensation schedule to each of the current Trustees during the fiscal year ended December 31, 2003.




                                                                   Total Compensation
                                               Aggregate           From Fund Complex
                                               Compensation from   Paid to Trustee
Name of Person, Position                       Trust



Elizabeth M. Forget, Trustee                   None                None


---------------------------------------------- ------------------- --------------------


---------------------------------------------- ------------------- --------------------
---------------------------------------------- ------------------- --------------------
Disinterested Trustees

Stephen M. Alderman                            $28,000            $28,000
                                                =======             =====
Jack R. Borsting                               $28,000            $28,000
                                                =======             =====
Theodore A. Myers                              $28,000            $28,000
                                                =======             =====
Tod A. Parrott                                $28,000            $28,000
     =                                          =======             ====
Dawn M. Vroegop                                $28,000            $28,000
                                                =======             =====
Roger T. Wickers                               $28,000            $28,000
                                                =======             =====



     The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.


     As of April 30, 2004, the officers and Trustees of the Trust as a group did not own any outstanding shares of the Trust.

         Proxy Voting Procedures

     Pursuant to the Trust's Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each Portfolio to the Manager. Because the Manager views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each Portfolio to the applicable Advisers. Appendix B to this Statement of Additional Information contains the proxy voting policies and procedures, or a summary of such policies and procedures, of the Portfolios' Advisers.

                           INVESTMENT ADVISORY AND OTHER SERVICES

  The Manager

     The Trust is managed by Met Investors Advisory LLC (the "Manager") which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. MetLife Investors Group, Inc., an affiliate of Metropolitan Life Insurance Company, owns all of the outstanding common shares of the Manager and MetLife Investors Distribution Company.

     The Trust and Manager have entered into a Management Agreement dated December 8, 2000, as amended ("Management Agreement"), which was initially approved by the Board of Trustees on December 7, 2000 and by Security First Life Insurance Company (currently known as MetLife Investors USA Insurance Company), as initial shareholder of the Trust, on December 8, 2000. Subject always to the supervision and direction of the Trustees of the Trust, under the Management Agreement the Manager will have (i) overall supervisory responsibility for the general management and investment of each Portfolio's assets; (ii) full discretion to select new or additional Advisers for each Portfolio; (iii) full discretion to enter into and materially modify investment advisory agreements with Advisers; (iv) full discretion to terminate and replace any Adviser; and
(v) full investment discretion to make all determinations with respect to the investment of a Portfolio's assets not then managed by an Adviser. In connection with the Manager's responsibilities under the Management Agreement, the Manager will assess each Portfolio's investment focus and will seek to implement decisions with respect to the allocation and reallocation of each Portfolio's assets among one or more current or additional Advisers from time to time, as the Manager deems appropriate, to enable each Portfolio to achieve its investment goals. In addition, the Manager will monitor compliance of each Adviser with the investment objectives, policies and restrictions of any Portfolio or Portfolios (or portions of any Portfolio) under the management of such Adviser, and review and report to the Trustees of the Trust on the performance of each Adviser. The Manager will furnish, or cause the appropriate Adviser(s) to furnish, to the Trust such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Trust may reasonably request. On the Manager's own initiative, the Manager will apprise, or cause the appropriate Adviser(s) to apprise, the Trust of important developments materially affecting each Portfolio (or any portion of a Portfolio that they advise) and will furnish the Trust, from time to time, with such information as may be appropriate for this purpose. Further, the Manager agrees to furnish, or cause the appropriate Adviser(s) to furnish, to the Trustees of the Trust such periodic and special reports as the Trustees of the Trust may reasonably request. In addition, the Manager agrees to cause the appropriate Adviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

     Under the Management Agreement, the Manager also is required to furnish to the Trust, at its own expense and without remuneration from or other cost to the Trust, the following:

o    Office space, all necessary office facilities and equipment.

o Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, other than those functions:

     o related to and to be performed under the Trust's contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by the entity selected to perform such services; or

     o related to the investment advisory services to be provided by any Adviser pursuant to an investment advisory agreement with the Manager ("Advisory Agreement").

o Information and services, other than services of outside counsel or independent accountants or investment advisory services to be provided by any Adviser under an Advisory Agreement, required in connection with the preparation of all registration statements, prospectuses and statements of additional information, any supplements thereto, annual, semi-annual, and periodic reports to Trust shareholders, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders or regulatory authorities, and all tax returns.

     As compensation for these services the Trust pays the Manager a monthly fee at the following annual rates of each Portfolio's average daily net assets:




------------------------------------------------------------ ---------------------------------------------------------
                         Portfolio                                                     Fee
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

J.P. Morgan Quality Bond                                     0.55% of first $75 million of such assets plus 0.50% of
                                                             such assets over $75 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
J.P. Morgan Select Equity                                    0.65% of first $50 million of such assets plus 0.60% of
                                                             such assets over $50 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

Lord Abbett Bond Debenture                                   0.60% of first $500 million of such assets plus 0.55%
                                                                  ================================================
                                                             of such assets over $500 million
                                                             ================================

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Lord Abbett Mid-Cap Value                                    0.70% of first $200 million of such assets plus 0.65%
                                                             of such assets over $200 million up to $500 million
                                                             plus 0.625% of such assets over $500 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Lord Abbett America's Value                                  0.65% of first $500 million of such assets plus 0.60%
                                                             of such assets over $500 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Lord Abbett Growth and Income                                0.60% of first $800 million of such assets plus 0.55%
                                                             of such assets over $800 million up to $1.5 billion
                                                             plus 0.45% of such assets over $1.5 billion
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Lord Abbett Growth Opportunities                             0.70% of first $200 million of such assets plus 0.65%
                                                             of such assets over $200 million up to $500 million
                                                             plus 0.625% of such assets over $500 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

Money Market                                                 0.40%

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
PIMCO Total Return                                           0.50%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------



------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

PIMCO PEA Innovation                                         0.95%
      ====

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
PIMCO Inflation Protected Bond                               0.50%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
T. Rowe Price Mid-Cap Growth                                 0.75%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
MFS Research International                                   0.80% of first $200 million of such assets plus 0.75%
                                                             of such assets over $200 million up to $500 million
                                                             plus 0.70% of such assets over $500 up to $1 billion
                                                             plus 0.65% of such assets over $1 billion
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Janus Aggressive Growth                                      0.80% of first $100 million of such assets plus 0.75%
                                                             of such assets over $100 million up to $500 million
                                                             plus 0.70% of such assets over $500 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Oppenheimer Capital Appreciation                             0.65% of first $150 million of such assets plus 0.625%
                                                             of such assets over $150 million up to $300 million
                                                             plus 0.60% of such assets over $300 million up to $500
                                                             million plus 0.55% of such assets over $500 million
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Met/AIM Small Cap Growth                                     0.90%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

Met/AIM Mid Cap Core Equity                                  0.75% of first $150 million of such assets plus 0.70%
                                                                   ===============================================
                                                             of such assets over $150 million
                                                             ================================

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------



------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

Met/Putnam Research                                          0.80% of first $150 million of such assets plus 0.70%
                                                                              ===
                                                             of such assets over $150 million
                                                                                   ===

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

Met/Putnam Capital Opportunities                             0.85%

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

Harris Oakmark International                                 0.85% of first $500 million of such assets plus 0.80%
                                                                   ================================================
                                                             of such assets over $500 million
                                                             ================================

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Third Avenue Small Cap Value                                 0.75%
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

Neuberger Berman Real Estate                                 0.70% of first $200 million of such assets plus 0.65%
                                                             of such assets over $200 million up to $750 million
                                                             plus 0.55% of such assets over $750 million

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

Turner Mid-Cap Growth                                        0.80% of first $300 million of such assets plus 0.75%
=====================                                        =====================================================
                                                             of such assets over $300 million%
                                                             =================================

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

Goldman Sachs Mid-Cap Value                                  0.75% of first $200 million of such assets plus 0.70%
===========================                                  ======================================================
                                                             of such assets over $200 million
                                                             ================================

------------------------------------------------------------ ---------------------------------------------------------


From the management fees, the Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Adviser of each Portfolio.

     The Manager and the Trust have also entered into an expense limitation agreement with respect to certain Portfolios ("Expense Limitation Agreement"), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses (with certain exceptions described in the Prospectus) of each such Portfolio are limited to the extent described in the "Management--Expense Limitation Agreement" section of the Prospectus.

     In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation, charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself and its Disinterested Trustees, accounting and auditing services, interest, taxes, costs of printing and distributing reports to shareholders, proxy materials and prospectuses, charges of its administrator, custodian, transfer agent and dividend disbursing agent, registration fees, fees and expenses of the Trustees who are not affiliated persons of the Manager, insurance, brokerage costs, litigation, and other extraordinary or nonrecurring expenses. All general Trust expenses are allocated among and charged to the assets of the Portfolios of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio. In addition, as discussed below under "Distribution of the Trust's Shares," the Class B, Class C and Class E shares of each Portfolio may pay for certain distribution - related expenses in connection with activities primarily intended to result in the sale of its shares.

     The Management Agreement continues in force for two years from its commencement date, with respect to each Portfolio, and from year to year thereafter, but only so long as its continuation as to each Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees, by votes cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement provides that it shall terminate automatically if assigned, and that it may be terminated as to any Portfolio without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio upon 60 days' prior written notice to the Manager, or by the Manager upon 90 days' prior written notice to the Trust, or upon such shorter notice as may be mutually agreed upon.

     In approving the Management Agreement, the Board of Trustees considered on a Portfolio-by-Portfolio basis the following factors: the nature and quality of the services to be provided by the Manager to the Trust; the Manager's personnel and operations; the Manager's financial condition; the level and method of computing each Portfolio's proposed management fee; comparative performance, fee and expense information for each of the Portfolios with predecessor funds and fee and expense information of comparable funds for each of the Portfolios that did not have a predecessor fund; the profitability of the Trust to the Manager; the direct and indirect benefits, if any, to be derived by the Manager from the relationship with the Trust, such as investment research the Manager could receive in connection with the Portfolios' brokerage commissions; and any possible conflicts of interest.


     The Trust commenced operations in February, 2001. The following table shows the fees paid by the Portfolios to the Manager, any fee waivers or reimbursements and any deferred expense reimbursements during the fiscal yearyears ended December 31, 2003 and December 31, 2002 and by certain of the Portfolios' predecessors to the Manager or current affiliates of the Manager and any fee waivers or reimbursements during the fiscal yearsyear ended December 31, 2001.



                                                                        2003
                                       Investment         Investment                            Deferred Expense
                                     Management Fee     Management Fee       Other Expenses       Reimbursement
            Portfolio                     Paid              Waived             Reimbursed
            ---------                     ----              ------             ----------


J. P. Morgan Quality Bond               $888,500            $---                $---                $3,743
                                         ========             ====                =                   ====
J.P. Morgan Select Equity               738,931              ---                 ---                  ---
                                         =======                                                       ==
Lord Abbett Bond Debenture             3,971,116            ---                 ---                276,111
                                        =========             ===                                    =====
Lord Abbett Mid-Cap Value              1,028,597            ---                 ---                 24,528
                                        =========             ===                                     ====
Lord Abbett Growth and Income          9,092,357            ---                 ---                 96,442
                                        =========             ===                                     ====
Lord Abbett Growth Opportunities        269,004            78,081               ---                 ---
                                         =======             ======                ===
Lord Abbett America's Value(1)           20,896             20,896               56,089                ---
===============================          ======             ======               ======                ===
Met/AIM Mid Cap Core Equity             884,138             ---                 ---                79,198
                                         =======              ===                  ===                ===
Met/AIM Small Cap Growth               1,076,516           55,675               ---                 ---
                                        =========            ======                ===
Janus Aggressive Growth                1,101,773            ---                 ---                 7,791
                                        =========             ===                                     ===
T. Rowe Price Mid-Cap Growth           1,356,903            ---                 --                 36,100
                                        =========             ===                                     ===
MFS Research International             1,262,462           82,173               ---                 ---
                                        =========            ======                ===
Oppenheimer Capital Appreciation       1,814,031            ---                 ---                 70,030
                                        =========             ===                                     ====
Money Market                           726,163            13,354
                                         =======             ======
PIMCO Inflation Protected Bond(1)        747,433              ---                 ---                  ---
=================================        =======              ===                 ===                  ===
PIMCO Total Return                     4,621,218             ---                 ---                133,278
                                        =========                                                    ======
PIMCO PEA Innovation                    623,323            6,135                ---                  ---
      ====                               =======             =====                                     =
Met/Putnam Capital Opportunities        409,728              ---                 ---                  ---
                                         =======                                                       ==
Met/Putnam Research                     652,740            98,437               ---                  ---
                                         =======             ======                                    =
Harris Oakmark International           1,058,799            ---                 ---               134,866
                                        =========             ===                  ===               ====
Third Avenue Small Cap Value          1,061,936            ---                 ---                 72,372
                                        =========             ===                                     ===



-----------------------


(1)  For the period 5/1/03 through 12/31/03



                                                                            2002

                                                  ---------------------------------------------------------

                                                          Investment         Investment      Other Expenses
                                                        Management Fee     Management Fee    Reimbursed
                   Portfolio                                 Paid               Waived
                   =========                                 ====               ======


J. P. Morgan Quality Bond                                  $773,703      $162,747             $---
=========================                                  ========       ========             ====
J.P. Morgan Select Equity                                   927,582        ---                 ---
=========================                                   =======        ===                 ===
Lord Abbett Bond Debenture                                1,667,067       219,786               ---
==========================                                =========       =======               ===
Lord Abbett Mid-Cap Value                                   768,497        10,233               ---
=========================                                   =======        ======               ===
Lord Abbett Growth and Income                             7,305,609       261,347               ---
=============================                             =========       =======               ===
Lord Abbett Growth Opportunities                             99,876        99,876             24,278
================================                             ======        ======             ======
Met/AIM Mid Cap Core Equity                                 153,006       153,006              1,238
===========================                                 =======       =======              =====
Met/AIM Small Cap Growth                                    228,091       228,091             32,720
========================                                    =======       =======             ======
Janus Aggressive Growth                                     216,931       159,172               ---
=======================                                     =======       =======               ===
T. Rowe Price Mid-Cap Growth                                339,766       202,896               ---
============================                                =======       =======               ===
MFS Research International                                  316,349       316,349              9,963
==========================                                  =======       =======              =====
Oppenheimer Capital Appreciation                            402,546       132,940               ---
================================                            =======       =======               ===
Money Market                                                283,685        78,237
============                                                =======        ======
PIMCO Total Return                                        1,480,483         ---                 ---
==================                                        =========         ===                 ===
PIMCO PEA Innovation                                        290,673       171,885               ---
====================                                        =======       =======               ===
Met/Putnam Capital Opportunities                            539,255         ---                 ---
================================                            =======         ===                 ===
Met/Putnam Research                                         437,134       152,623               ---
===================                                         =======       =======               ===
Harris Oakmark International                                 98,278        98,278             53,966
============================                                 ======        ======             ======
Third Avenue Small Cap Value(1)                              82,684        72,400               ---
===============================                              ======        ======               ===
------------------



(1)      For the period 5/1/02 through 12/31/02


                                                                            2001
                                                  ----------------------------------------------------------
                                                      Investment         Investment        Other Expenses
                                                   Management Fee      Management Fee        Reimbursed
                                                              ----                ----       ----------

                   Portfolio                             Paid              Waived
                   ---------                             ----              ------

J. P. Morgan Quality Bond                                   $649,876      $123,038              ---
Met/Putnam Capital Opportunities                             698,400         ---                ---
J.P. Morgan Select Equity                                  1,277,190         ---                ---
Lord Abbett Bond Debenture                                 1,015,196       59,249
Lord Abbett Mid-Cap Value                                    513,024       14,305               ---
Lord Abbett Growth and Income                              7,151,797        1,650               ---
Lord Abbett Growth Opportunities (1)                         28,302        28,302            147,377
                                   =
Met/AIM Mid Cap Core Equity(1)                                5,949         5,949             41,848
                             =
Met/AIM Small Cap Growth(1)                                  12,236        12,236             41,048
                          =
Janus Aggressive Growth(1)                                   51,898        51,898            138,647
                         =
T. Rowe Price Mid-Cap Growth                                  76,853       76,853            106,382
MFS Research International(1)                                63,191        63,191            259,695
                            =
Oppenheimer Capital Appreciation(1)                          52,560        52,560            126,640
                                  =
Money Market(1)                                             34,302         34,302            108,649
               =
PIMCO Total Return(1)                                       144,682       144,682              3,558
                    =
PIMCO PEA Innovation(1)                                      80,258        80,258            139,043
      ====            =
Met/Putnam Research(1)                                      167,571       167,571              9,098
                     =
Harris Oakmark International(2)                               10,479       10,479             43,006
---------------------

(1)   For the period from 2/12/01 through 12/31/01
(2)   For the period from 10/9/01 through 12/31/01












  The Advisers

     Pursuant to an Advisory Agreement with the Manager, each Adviser to a Portfolio furnishes continuously an investment program for the Portfolio, makes investment decisions on behalf of the Portfolio, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions in connection therewith. For its services, the Manager pays each Adviser a fee based on a percentage of the average daily net assets of the Portfolios.


     Each Advisory Agreement will continue in force for one year (approximately two years with respect to the Lord Abbett Growth Opportunities, Money Market, PIMCO Inflation Protected Bond, PIMCO Total Return, PIMCO PEA Innovation, T. Rowe Price Mid-Cap Growth, MFS Research International, Janus Aggressive Growth, Oppenheimer Capital Appreciation, Met/AIM Small Cap Growth, Met/AIM Mid Cap Core Equity, Met/Putnam Research, Harris Oakmark International, Lord Abbett America's Value, Third Avenue Small Cap Value, Neuberger Berman Real Estate, Turner Mid-Cap Growth and Goldman Sachs Mid-Cap Value Portfolios) from its commencement date, and from year to year thereafter, but only so long as its continuation as to a Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees by votes cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it shall terminate automatically if assigned or if the Management Agreement with respect to the related Portfolio terminates, and that it may be terminated as to a Portfolio without penalty by the Manager, by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 60 days' prior written notice to the Adviser or by the Adviser on not less than 90 days' (60 days' with respect to Janus Aggressive Growth and Goldman Sachs Mid-Cap Value Portfolios) prior written notice to the Manager, or upon such shorter notice as may be mutually agreed upon.


     Each Advisory Agreement provides that the Adviser shall not be subject to any liability to the Trust or the Manager for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of the Adviser.

     The Board of Trustees initially approved each Advisory Agreement between the Manager and the respective Adviser on a Portfolio-by-Portfolio basis based on a number of factors relating to the Adviser's ability to perform under its Advisory Agreement. These factors included: the Adviser's management style and long-term performance record with comparable funds or with the Portfolio's predecessor fund, if applicable; the Adviser's current level of staffing and its overall resources; the Adviser's financial condition; and the Adviser's compliance systems and any disciplinary history.


     The Board of Trustees reapproved the Advisory Agreements relating to all of the Portfolios except for Lord Abbett America's Value, PIMCO Inflation Protected Bond, Met/Putnam Capital Opportunities, Harris Oakmark International and T. Rowe Price Mid-Cap Growth Portfolios whose initial terms had not expired based on a number of factors relating to each Adviser's ability to perform under its respective Advisory Agreement. These factors included: the Adviser's management style and long-term performance record with respect to each Portfolio; each Portfolio's performance record; the Adviser's current level of staffing and its overall resources; the Adviser's financial condition; the Adviser's compliance systems and any disciplinary history.


     The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission ("Multi-Manager Order"). The Multi-Manager Order permits the Manager, subject to approval of the Board of Trustees, to: (i) select new or additional Advisers for the Trust's Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers without obtaining approval of the relevant Portfolio's shareholders. In such circumstances, shareholders would receive notice of such action, including the information concerning the Adviser that normally is provided in a proxy statement. However, the Manager may not enter into an investment advisory agreement with an "affiliated person" of the Manager (as that term is defined in
Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser") unless the investment advisory agreement with the Affiliated Adviser, including compensation hereunder, is approved by the affected Portfolio's shareholders, including, in instances in which the investment advisory agreement pertains to a newly formed Portfolio, the Portfolio's initial shareholder. Although shareholder approval is not required for the termination of Advisory Agreements, shareholders of a Portfolio continue to have the right to terminate such agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio.


     Pursuant to the Multi-Manager Order, the Manager, effective January 1, 2003, changed Advisers for the State Street Concentrated International Portfolio (now known as Harris Oakmark International Portfolio and MFS Mid Cap Growth Portfolio (now known as T. Rowe Price Mid-Cap Growth Portfolio). Effective May 1, 2003, the Manager changed the Adviser to the J.P. Morgan Small Cap Stock Portfolio (now known as Met/Putnam Capital Opportunities Portfolio). In approving new Advisers for these Portfolios, the Board especially reviewed each Portfolio's performance record and the replacement Adviser's management style and long-term performance record with comparable funds.


     J.P. Morgan Investment Management Inc. is the Adviser to the J. P. Morgan Quality Bond and J.P. Morgan Select Equity Portfolios.

     Lord, Abbett & Co. LLC is the Adviser to the Lord Abbett Bond Debenture, Lord Abbett Mid-Cap Value, Lord Abbett America's Value, Lord Abbett Growth and Income and Lord Abbett Growth Opportunities Portfolios.


     Neuberger Berman Management, Inc. is the Adviser to the Neuberger Berman Real Estate Portfolio.

     Pacific Investment Management Company LLC is the Adviser to the Money Market, PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios.

     PEA Capital LLC (formerly PIMCO Equity Advisors LLC) is the Adviser to the PIMCO PEA Innovation Portfolio.


     Massachusetts Financial Services Company is the Adviser to the MFS Research International Portfolio.

     Janus Capital Management LLC is the Adviser to the Janus Aggressive Growth Portfolio.

     OppenheimerFunds,   Inc.  is  the  Adviser  to  the   Oppenheimer   Capital
Appreciation Portfolio.

     A I M Capital Management, Inc. is the Adviser to the Met/AIM Small Cap Growth and Met/AIM Mid Cap Core Equity Portfolios.

     Putnam Investment Management, LLC is the Adviser to the Met/Putnam Research and Met/Putnam Capital Opportunities Portfolios.

     Third Avenue Management LLC is the Adviser to the Third Avenue Small Cap Value Portfolio.

     T. Rowe Price Associates, Inc. is the Adviser to the T. Rowe Price Mid-Cap Growth Portfolio.


     Harris Associates L.P. is the Adviser to the Harris Oakmark International Portfolio.

     Turner Investment Partners, Inc. is the Adviser to the Turner Mid-Cap Growth Portfolio.

     Goldman Sachs Asset Management, L.P. is the Adviser to the Goldman Sachs Mid-Cap Value Portfolio.

     The following table shows the fees paid with respect to the Portfolios to each Adviser by the Manager for the fiscal years ended December 31, 2003 and December 31, 2002 and with respect to certain of the Portfolios' predecessors to each Adviser by the Manager or current affiliates of the Manager for the fiscal year ended December 31, 2001.



               Portfolio                        2003                2002             2001
               ---------                        ====                ----             ----

J. P. Morgan Quality Bond                     $425,500            $405,601         $345,170
                                              ========
Met/Putnam Capital Opportunities              265,118             370,557         496,263
                                              =======              =======
J.P. Morgan Select Equity                     475,954               626,721        857,549
                                              =======
Lord Abbett Bond Debenture                   1,698,705              958,533        608,809
                                             =========
Lord Abbett Mid-Cap Value                     661,241               494,034        340,203
                                              =======
Lord Abbett Growth and Income                4,737,875            4,367,144       4,308,450
                                             =========
Lord Abbett Growth Opportunities               172,931               64,206         18,186
                                               =======
Lord Abbett America's Value                     12,859                ---             ---
===========================                     ======                ===             ===
Met/AIM Mid Cap Core Equity                    589,425              102,004
                                               =======

                                                                                    ---(1)

Met/AIM Small Cap Growth                       777,484             164,733
                                               =======

                                                                                    ---(1)

Janus Aggressive Growth                        705,411             138,759          35,673
                                               =======
T. Rowe Price Mid-Cap Growth                   904,602             209,087          42,784
                                               =======
MFS Research International                     870,184              217,490          36,998
                                              =======
Oppenheimer Capital Appreciation             1,111,282             247,721          28,624
                                             =========
Money Market                                  272,311              106,382          11,750
                                              =======
PIMCO Inflation Protected Bond                373,716                 ---              ---
==============================                  =======                 ===              ===
PIMCO Total Return                           2,310,609             740,241          69,227
                                             =========
PIMCO PEA Innovation                          426,484              211,264          61,117
      ====                                    =======
Met/Putnam Research                           407,963              300,529         115,203
                                              =======
Harris Oakmark International                   759,888              69,373
                                               =======

                                                                                    ---(2)

Third Avenue Small Cap Value                   707,957              55,589              ---
                                               =======

------------------------

(1)      Advisory fee was waived by the Portfolio's Adviser.

(2)      Advisory fee was waived by the Portfolio's then Adviser.

      The Administrator

     Pursuant to an administration agreement ("Administration Agreement"), State Street Bank and Trust Company ("Administrator") assists the Manager in the performance of its administrative services to the Trust and provides the Trust with other necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust.


     The Administrator was organized as a Massachusetts trust company. Its principal place of business is at One Federal Street, Boston, Massachusetts 02110. Under the Administration Agreement, the Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, at an annual rate of approximately 0.078% of the average daily net assets of each Portfolio of the Trust. The Administration Agreement is in effect until December 31, 2004 and continues in effect for successive periods of one year, unless terminated by any party upon not less than sixty (60) days' prior written notice to the other party. For the years ended December 31, 2003 and December 31, 2002, and for the fiscal period ended December 31, 2001, an aggregate of $4,527,919, $4,138,316 and $3,084,600, respectively, was paid to the Administrator. Each such amount included custody and other fees.


      The Distributor

     The Trust has distribution agreements with MetLife Investors Distribution Company ("MID" or the "Distributor") in which MID serves as the Distributor for the Trust's Class A shares, Class B shares, Class C and Class E shares. MID is an indirect wholly-owned subsidiary of MetLife Investors Group, Inc., which is an affiliate of Metropolitan Life Insurance Company. MID's address is 22 Corporate Plaza Drive, Newport Beach, California 92660.

     The Trust's distribution agreements with respect to the Class A, Class B, Class C and Class E shares ("Distribution Agreements") were initially approved by the Board of Trustees at Board meetings held on December 7, 2000 (Class A, Class B, Class C) and April 23, 2001 (Class E). The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement's continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of the Trust or a Portfolio and, if applicable, who have no direct or indirect financial interest in the operation of the Class B, Class C or Class E Distribution Plan or any such related agreement and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

     The Distributor or its affiliates for the Class A shares will pay for printing and distributing prospectuses or reports prepared for their use in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants.

     Pursuant to the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan, the Trust compensates the Distributor from assets attributable to the Class B, Class C and Class E shares, as applicable, for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Trust's Class B, Class C and Class E shares. It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B, Class C and Class E shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the Class B, Class C and Class E shares.

     The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan provide that the Trust, on behalf of each Portfolio, may pay annually up to 0.50%, 1.00% and 0.25%, respectively of the average daily net assets of a Portfolio attributable to its Class B shares, Class C shares and Class E shares, respectively, in respect to activities primarily intended to result in the sale of Class B, Class C and Class E shares. However, under the Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan, the Class C Distribution Plan and the Class E
Distribution Plan are limited to payments at an annual rate equal to 0.25%, 0.50% and 0.15% of average daily net assets of a Portfolio attributable to its Class B shares, Class C shares and Class E shares, respectively. Under the terms of the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and the related Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B, Class C and Class E shares for such entities' fees or expenses incurred or paid in that regard.

     Each of the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Trust with respect to Class B shares, Class C shares and Class E shares regardless of the level of expenditures by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and in connection with their annual consideration of the Class B
Distribution Plan's, the Class C Distribution Plan's and the Class E Distribution Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class B, Class C and Class E shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class B, Class C and Class E shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Class B, Class C and Class E shares of the Trust; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (3) training sales personnel regarding the Class B, Class C and Class E shares of the Trust; and
(f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class B, Class C and Class E shares.

     A description of the Class B Distribution Plan with respect to the Class B shares and related services and fees thereunder is provided in the Prospectus for the Class B shares of the Portfolios. A description of the Class C Distribution Plan with respect to the Class C shares and related services and fees thereunder is provided in the Prospectus for the Class C shares of the Portfolios. On December 7, 2000, the Board of Trustees of the Trust, including the Disinterested Trustees unanimously approved the Class B Distribution Plan and the Class C Distribution Plan. A description of the Class E Distribution Plan with respect to the Class E shares and related services and fees thereunder is provided in the Prospectus for the Class E shares of the Portfolios. On April 23, 2001, the Board of Trustees of the Trust including the Disinterested Trustees unanimously approved the Class E Distribution Plan.

     The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Distributor of the Class B, Class C and Class E shares in connection with the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by vote of a majority of the Trust's Board of Trustees, and of a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan or any Rule 12b-1 related agreement, as applicable. In addition, the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and any Rule 12b-1 related agreement may be terminated as to Class B shares, Class C shares or Class E shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B shares, Class C shares or Class E shares of the Portfolio, as applicable, or by vote of a majority of the Disinterested Trustees. The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan each also provides that it may not be amended to increase materially the amount (up to 0.50% [1.00% with respect to Class C and 0.25% with respect to Class E] of average daily net assets annually) that may be spent for distribution of Class B, Class C and Class E shares of any Portfolio without the approval of Class B, Class C and Class E shareholders, as applicable, of that Portfolio.

     The Distributor for each class of shares will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor currently offers shares of each Portfolio on a continuous basis to qualified pension and profit sharing plans and to the separate accounts of insurance companies offering the Contracts in all states in which the Portfolio or the Trust may from time to time be registered or where permitted by applicable law. The Distribution Agreement provides that the Distributor shall accept orders for shares at net asset value without a sales commission or sale load being charged. The Distributor has made no firm commitment to acquire shares of any Portfolio.


     The table below shows the amount paid by each Portfolio to the Distributor pursuant to the Class B and Class E Distribution
Plans for the year ended December 31, 2003:*



                    Portfolio                           Total Distribution Fee Paid to Distributor
                    ---------                           ------------------------------------------

J. P. Morgan Quality Bond                                                $109,985
                                                                          =======
Met/Putnam Capital Opportunities                                          5,839
                                                                           ====
J.P. Morgan Select Equity                                                 19,579
                                                                           =====
Lord Abbett Bond Debenture                                              1,096,054
                                                                         ========
Lord Abbett Mid-Cap Value                                                176,044
                                                                          ======
Lord Abbett Growth and Income                                           1,553,903
                                                                         ========
Lord Abbett Growth Opportunities                                          51,949
                                                                           =====
Lord Abbett America's Value                                                8,037
===========================                                                =====
Met/AIM Mid Cap Core Equity                                              273,275
                                                                          ======
Met/AIM Small Cap Growth                                                 275,605
                                                                          ======
Janus Aggressive Growth                                                  320,941
                                                                          ======
T. Rowe Price Mid-Cap Growth                                             393,734
                                                                          ======
MFS Research International                                               284,796
                                                                          ======
Oppenheimer Capital Appreciation                                         715,438
                                                                          ======
Money Market                                                            444,910
                                                                          =====
PIMCO Inflation Protected Bond                                            371,955
==============================                                            =======
PIMCO Total Return                                                      1,771,093
                                                                         ========
PIMCO PEA Innovation                                                      93,383
     ====                                                                  =====
Met/Putnam Research                                                      146,890
                                                                          ======
Harris Oakmark International                                             290,142
                                                                          ======
Third Avenue Small Cap Value                                             342,158
                                                                          ======

         *The Trust currently does not offer Class C shares.

The amounts received by the Distributor have been used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B and Class E shares.

   Code of Ethics

     The Trust, its Manager, its Distributor, and each of its Advisers, have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts. A copy of each of the Codes of Ethics is on public file with, and is available from the Securities and Exchange Commission.

   Custodian

     State Street Bank and Trust Company ("State Street Bank"), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the Trust. Under the custody agreement, State Street Bank holds the Portfolios' securities, provides fund accounting and keeps all necessary records and documents.

   Transfer Agent

         State Street Bank also serves as transfer agent for the Trust.

   Legal Matters

     Certain legal matters are passed on for the Trust by Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006.

    Independent Auditors


     Deloitte  &  Touche  LLC,   located  at  200   Berkeley   Street,   Boston,
Massachusetts 02116, serves as the Trust's independent auditors.


                                   REDEMPTION OF SHARES

     The Trust may suspend redemption privileges or postpone the date of payment on shares of the Portfolios for more than seven days during any period (1) when the New York Stock Exchange is closed or trading on the Exchange is restricted as determined by the Securities and Exchange Commission, (2) when an emergency exists, as defined by the Securities and Exchange Commission, which makes it not reasonably practicable for a Portfolio to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the Securities and Exchange Commission may otherwise permit.

     The value of the shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption.

                                    NET ASSET VALUE

     The net asset value per share of each Portfolio is determined as of the close of regular trading of the New York Stock Exchange (currently 4:00 p.m., Eastern Time), each day the Exchange is open for trading. Currently, the Exchange is closed on: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which the primary market is on a domestic or foreign exchange will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and reported on NASDAQ will report the Nasdaq Official Closing Price ("NOCP"). The NOCP will be calculated on each business day at 4:00:02 p.m. Eastern time as follows: (i) if the last traded price of a listed security reported by a Nasdaq member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities which are traded over-the-counter and not quoted on the NASDAQ System that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers.

     In the case of any  securities  which  are not  actively  traded,  reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Trustees. Such fair value is expected to be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

     If any securities held by a Portfolio are restricted as to resale, their fair value will be determined following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Portfolio in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

     Notwithstanding the foregoing, short-term debt securities with maturities of 60 days or less will be valued at amortized cost.


     The Money Market Portfolio's investment policies and method of securities valuation are intended to permit the Portfolio generally to maintain a constant net asset value of $1.00 per share by computing the net asset value per share to the nearest $.01 per share. The Portfolio is permitted to use the amortized cost method of valuation for its portfolio securities pursuant to regulations of the Securities and Exchange Commission. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. The net asset value per share would be subject to fluctuation upon any significant changes in the value of the Portfolio's securities. The value of debt securities, such as those in the Portfolio, usually reflects yields generally available on securities of similar yield, quality and duration. When such yields decline, the value of a portfolio holding such securities can be expected to decline. Although the Portfolio seeks to maintain the net asset value per share of the Portfolio at $1.00, there can be no assurance that net asset value will not vary.


     The Trustees of the Trust have undertaken to establish procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include the determination, at such intervals as the Trustees deem appropriate, of the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one half of one percent, the Trustees are required to promptly consider what action, if any, should be initiated.


     With respect to Portfolios other than the Money Market Portfolio, foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange that will not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the Trust's Board of Trustees. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.


     The Manager may, from time to time, under the general supervision of the Board of Trustees or the valuation committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services.

                                 FEDERAL INCOME TAXES

     Each Portfolio intends to qualify each year as a "regulated investment company" under the Code. By so qualifying, a Portfolio will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed.

     In order to so qualify, a Portfolio must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities; and (2) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (a) at least 50% of the market value of the Portfolio's assets is represented by cash, government securities and other securities limited in respect of any one issuer to 5% of the value of the Portfolio's assets and to not more than 10% of the voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in securities of any one issuer (other than government securities).

     As a regulated investment company, a Portfolio will not be subject to federal income tax on net investment income and capital gains (short- and long-term), if any, that it distributes to its shareholders if at least 90% of its net investment income and net short-term capital gains for the taxable year are distributed, but will be subject to tax at regular corporate rates on any income or gains that are not distributed. In general, dividends will be treated as paid when actually distributed, except that dividends declared in October, November or December and made payable to shareholders of record in such a month will be treated as having been paid by the Portfolio (and received by shareholders) on December 31, provided the dividend is paid in the following January. Each Portfolio intends to satisfy the distribution requirement in each taxable year.

     The Portfolios will not be subject to the 4% federal excise tax imposed on registered investment companies that do not distribute all of their income and gains each calendar year because such tax does not apply to a registered investment company whose only shareholders are either tax-exempt pension trusts or segregated asset accounts of life insurance companies held in connection with variable annuity and/or variable life insurance policies.

     The Trust intends to comply with section 817(h) of the Code and the regulations issued thereunder. As required by regulations under that section, the only shareholders of the Trust and its Portfolios will be life insurance company segregated asset accounts (also referred to as separate accounts) that fund variable life insurance or annuity contracts, tax-exempt pension trusts, and MetLife Investors USA Insurance Company, the initial shareholder of the Portfolios, and its affiliates. See the prospectus or other material for the Contracts for additional discussion of the taxation of segregated asset accounts and of the owner of the particular Contract described therein.

     Section 817(h) of the Code and Treasury Department regulations thereunder impose certain diversification requirements on the segregated asset accounts investing in the Portfolios of the Trust. These requirements, which are in addition to the diversification requirements applicable to the Trust under the 1940 Act and under the regulated investment company provisions of the Code, may limit the types and amounts of securities in which the Portfolios may invest. Failure to meet the requirements of section 817(h) could result in current taxation of the owner of the Contract on the income of the Contract.

     The Trust may therefore find it necessary to take action to ensure that a Contract continues to qualify as a Contract under federal tax laws. The Trust, for example, may be required to alter the investment objectives of a Portfolio or substitute the shares of one Portfolio for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Portfolio and the approval of a majority of such shareholders and without prior approval of the Securities and Exchange Commission, to the extent legally required.

     In certain foreign countries, interest and dividends are subject to a tax which is withheld by the issuer. U.S. income tax treaties with certain countries reduce the rates of these withholding taxes. The Trust intends to provide the documentation necessary to achieve the lower treaty rate of withholding whenever applicable or to seek refund of amounts withheld in excess of the treaty rate.

     Portfolios that invest in foreign securities may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a Portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long a Portfolio held its investment. In addition, a Portfolio could be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. To avoid such tax and interest, a Portfolio's investment adviser intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains will be considered ordinary income, which a Portfolio will be required to distribute even though it has not sold the security.


     Income that Neuberger Berman Real Estate Portfolio derives from a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation or REIT) ("RE Partnership") will be treated under the Code as qualifying income under the income requirement only to the extent that income is attributable to the RE Partnership's income that would be qualifying income if realized directly by the Fund in the same manner as realized by the RE Partnership. The Internal Revenue Service also has issued numerous private letter rulings (which may not be relied on by taxpayers other than the addressees' thereof but nevertheless indicate the Service's view of federal tax matters) holding that a regulated investment company that invests in a partnership should be treated as owning a proportionate share of the partnership's assets for purposes of the diversification requirement.

     Neuberger Berman Real Estate Portfolio may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued but may apply retroactively, the portion of a REIT's income attributable to its residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax and will be allocated to the REIT's shareholders in proportion to the dividends they receive. These regulations also are expected to provide that excess inclusion income of a regulated investment company, such as the Portfolio, will be allocated to its shareholders in proportion to the dividends they receive, with the same consequences as if they held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders for a taxable year (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (2) will constitute unrelated business taxable income ("UBTI") to certain tax-exempt entities (including qualified pension plans, IRAs, Code section 401(k) plans, Keogh plans, and public charities), thereby potentially requiring such an entity that otherwise might not be required to file tax return for that year to file a tax return and pay tax on such income and (3) resulting in tax liability for a segregated asset account of an insurance company to which excess inclusion income is allocated. In addition, if at any time during any taxable year a "disqualified organization" (including governmental units, certain tax-exempt entities, and certain cooperatives) is a record holder of a share in a registered investment company, then the registered investment company will be subject tot a tax equal to the portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization multiplied by the highest federal income tax rate imposed on corporations. The Portfolio does not intend to invest in REITs that have a substantial portion of their assts in residual interests of REMICs


                      ORGANIZATION AND CAPITALIZATION OF THE TRUST


     The Trust is a Delaware business trust organized on July 27, 2000. A copy of the Trust's Agreement and Declaration of Trust, which is governed by Delaware law, is filed as an exhibit to the Trust's registration statement. The Trust is the successor to the Security First Trust and Cova Series Trust, the series of which were converted to Portfolios of the Trust, effective February 12, 2001. Effective May 1, 2002, Met/AIM Mid Cap Equity Portfolio changed its name to Met/AIM Mid Cap Core Equity Portfolio. Effective January 1, 2003, State Street Research Concentrated International Portfolio changed its name to Harris Oakmark International Portfolio and MFS Mid-Cap Growth Portfolio changed its name to T. Rowe Price Mid-Cap Growth Portfolio. Effective May 1, 2003, J.P. Morgan Small Cap Growth Portfolio changed its name to Met/Putnam Capital Opportunities Portfolio. Effective May 1, 2004, PIMCO Money Market Portfolio changed its name to Money Market Portfolio and PIMCO Innovation Portfolio changed its name to PIMCO PEA Innovation Portfolio.

     The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.001 per share, of one or more series. Currently, the Trustees have established and designated twenty-eight series, twenty-four of which are currently being offered. Each series of shares represents the beneficial interest in a separate Portfolio of assets of the Trust, which is separately managed and has its own investment objective and policies. The Trustees of the Trust have authority, without the necessity of a shareholder vote, to establish additional portfolios and series of shares. The shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable by the Trust. The shares have no preemptive, conversion or subscription rights and are fully transferable.

     The Trust is authorized to issue four classes of shares (Class A, Class B, Class C and Class E) on behalf of each Portfolio. Currently, Class C shares are not offered. The Trust currently offers Class A and Class B shares on behalf of each Portfolio. Class E shares are currently offered on behalf of the Lord Abbett Bond Debenture, T. Rowe Price Mid-Cap Growth, MFS Research International, Janus Aggressive Growth, PIMCO Total Return, PIMCO PEA Innovation, Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth, Harris Oakmark International and Neuberger Berman Real Estate Portfolios. Class A shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class B and Class E shares are offered at net asset value and are subject to distribution fees imposed pursuant to each Class' Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act.


     The three classes of shares are currently offered under the Trust's multi-class distribution system approved by the Trust's Board of Trustees on December 7, 2000, which is designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. In addition, Class A shares of certain Portfolios are offered to qualified pension and retirement plans. Under the Trust's multi-class distribution system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees under the Distribution Plan.

     The Trust continuously offers its shares to separate accounts of insurance companies in connection with the Contracts and to qualified pension and retirement plans. Class A, Class B and Class E shares currently are sold to the following: (i) insurance company separate accounts in connection with Contracts issued by the following affiliated insurance companies - Metropolitan Life Insurance Company, MetLife Investors Insurance Company, MetLife Investors Insurance Company of California, First MetLife Investors Insurance Company, MetLife Investors USA Insurance Company, New England Financial Life Insurance Company, General American Life Insurance Company (collectively, "MetLife"); and
(ii) 401(k) plans. As of April 30, 2003, MetLife owned substantially all of the Trust's outstanding Class A, Class B and Class E shares and, as a result, may be deemed to be a control person with respect to the Trust.


     As a "series" type of mutual fund, the Trust issues separate series of share of beneficial interest with respect to each Portfolio. Each Portfolio resembles a separate fund issuing a separate class of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer to owners of the Contracts ("Contract owners") the opportunity to instruct them as to how shares allocable to their Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. To the Trust's knowledge, as of March 31, 2004 none of the Contracts currently owned entitled any individual to give voting instructions regarding more than 5% of the outstanding shares of any Portfolio.


     The Trust may in the future offer its shares to separate accounts of other insurance companies. The Trust does not currently foresee any disadvantages to Contract owners arising from offering the Trust's shares to separate accounts of insurance companies that are unaffiliated with each other. However, it is theoretically possible that, at some time, the interests of various Contract owners participating in the Trust through their separate accounts might conflict. In the case of a material irreconcilable conflict, one or more separate accounts might withdraw their investments in the Trust, which would possibly force the Trust to sell portfolio securities at disadvantageous prices. The Trustees of the Trust intend to monitor events for the existence of any material irreconcilable conflicts between or among such separate accounts and will take whatever remedial action may be necessary.

     The assets received from the sale of shares of a Portfolio, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the Portfolio. The underlying assets of a Portfolio are required to be segregated on the Trust's books of account and are to be charged with the expenses with respect to that Portfolio. Any general expenses of the Trust not readily attributable to a Portfolio will be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Portfolio and the other Portfolios.

     Each share has one vote, with fractional shares voting proportionately. Shareholders of a Portfolio are not entitled to vote on any matter that requires a separate vote of the shares of another Portfolio but which does not affect the Portfolio. The Agreement and Declaration of Trust does not require the Trust to hold annual meetings of shareholders. Thus, there will ordinarily be no annual shareholder meetings, unless otherwise required by the 1940 Act. The Trustees of the Trust may appoint their successors until fewer than a majority of the
Trustees  have  been  elected  by  shareholders,  at  which  time a  meeting  of shareholders will be called to elect Trustees. Under the Agreement and Declaration of Trust, any Trustee may be removed by vote of the Trustees or vote of two-thirds of the outstanding shares of the Trust. Holders of 10% or more of the outstanding shares can require the Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. If ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 inform the Trustees that they wish to communicate with other shareholders, the Trustees either will give such shareholders access to the shareholder lists or will inform them of the cost involved if the Trust forwards materials to the shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with the requirements of the 1940 Act.

                                 FINANCIAL STATEMENTS


     The financial statements of the Portfolios for the year ended December 31, 2003, including notes to the financial statements and financial highlights and the Report of Deloitte & Touche LLC, Independent Auditors, are included in the Annual Report of the Trust, which is incorporated by reference in this Statement of Additional Information. A copy of the Annual Report accompanies this Statement of Additional Information. The financial statements (including the Report of Independent Auditors) included in the Annual Report are incorporated herein by reference.

                                 APPENDIX A


                             SECURITIES RATINGS

Standard & Poor's Bond Ratings

     A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears. The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

     Bonds which are rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Commercial Paper Ratings

     "A" is the highest commercial paper rating category utilized by Standard & Poor's, which uses the numbers "1+", "1", "2" and "3" to denote relative strength within its "A" classification. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities. The rating "C" is assigned to short-term debt obligations with a doubtful capacity for repayment. An issue rated "D" is either in default or is expected to be in default upon maturity.

Moody's Commercial Paper Ratings

     "Prime-1" is the highest commercial paper rating assigned by Moody's, which uses the numbers "1", "2" and "3" to denote relative strength within its highest classification of Prime. Commercial paper issuers rated Prime by Moody's have the following characteristics. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer terms, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

     Fitch IBCA, Inc. Commercial Paper Ratings. Fitch Investors Service L.P. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

     Duff & Phelps Inc. Commercial Paper Ratings. Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

     Thomson BankWatch, Inc. ("BankWatch") Commercial Paper Ratings. BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating ("TBW-1", "TBW-2", "TBW-3", or "TBW-4") to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one-year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating ("A", "A/B", "B", "B/C", "C", "C/D", "D", "D/E", and "E") to each issuer that it rates.

     Various of the NRSROs utilize rankings within rating categories indicated by a + or -. The Portfolios, in accordance with industry practice, recognize such rankings within categories as graduations, viewing for example Standard & Poor's rating of A-1+ and A-1 as being in Standard & Poor's highest rating category.

                                  APPENDIX B

                          PROXY VOTING POLICIES AND PROCEDURES






                          PROXY POLICIES AND PROCEDURES

Reviewed by the AIM Funds Board of Directors/Trustees June 10, 2003

A.       Proxy Policies

     Each of A I M Advisors, Inc., A I M Capital Management Group, Inc., AIM Private Asset Management Group, Inc. and AIM Alternative Asset Management
Company (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

I. Boards Of Directors

     A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.

     There are some actions by directors that should result in votes being withheld. These instances include directors who:

     o    Are  not   independent   directors  and  sit  on  the  board's  audit,
          compensation or nominating committee;

     o Attend less than 75 percent of the board and committee meetings without a valid excuse;

     o    Implement or renew a dead-hand or modified dead-hand poison pill;

     o Enacted egregious corporate governance policies or failed to replace management as appropriate;

     o Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

     o Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

     Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

     o Long-term financial performance of the target company relative to its industry;

     o    Management's track record;

     o    Portfolio manager's assessment;

     o    Qualifications of director nominees (both slates);

     o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

     o    Background to the proxy contest.

II. Independent Auditors

     A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

     o It is not clear that the auditors will be able to fulfill their function;

     o There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

     o The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

III. Compensation Programs

     Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

     o We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

     o We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

     o We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

     o We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

     o We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

IV. Corporate Matters

     We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

     o We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

     o We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

     o We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

     o We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

V. Shareholder Proposals

     Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

     o We will generally abstain from shareholder social and environmental proposals.

     o We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

     o We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

     o We will generally vote for proposals to lower barriers to shareholder action.

     o We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

VI. Other

     o We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

     o We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

     o We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

AIM's proxy policies, and the procedures noted below, may be amended from time to time.

B.       Proxy Committee Procedures

     The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

     The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by proxy.

     AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider.

     In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of Funds' Board of Directors/Trustees:

          1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

          2. AIM will not publicly announce its voting intentions and the reasons therefore.

          3.   AIM shall not  participate in a proxy  solicitation  or otherwise
               seek  proxy-voting   authority  from  any  other  public  company
               shareholder.

          4.   All  communications  regarding  proxy  issues  between  the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

C.       Business/Disaster Recovery

     If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, ISS shall vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

D.       Restrictions Affecting Voting

     If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country.
     Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

E.       Conflicts of Interest

     The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

     To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

                             Goldman Sachs Asset Management

                                 POLICY ON PROXY VOTING
                             FOR INVESTMENT ADVISORY CLIENTS

Goldman Sachs Asset Management ("GSAM")* has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the "Policy"). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary, and contractual obligations.

Guiding Principles

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and
(ii) are not influenced by conflicts of interest. These principles reflect GSAM's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

Public Equity Investments

To implement these guiding principles for investments in publicly-traded equities, we follow the Institutional Shareholder Services ("ISS") Standard Proxy Voting Guidelines (the "Guidelines"), except in circumstances as described below. The Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast. A summary of the Guidelines is attached as Appendix A.

In connection with each proxy vote, ISS prepares a written analysis and recommendation (an "ISS Recommendation") that reflects ISS's application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS's own evaluation of the factors. As explained more fully below, however, each GSAM equity portfolio management team ("Portfolio Management Team") may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Local Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to the Global Chief Investment Officer and other appropriate GSAM personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

Senior management of GSAM periodically reviews this Policy, including our use of the Guidelines, to ensure it continues to be consistent with our guiding principles.

Implementation by Portfolio Management Teams

General Overview

While it is GSAM's policy generally to follow the Guidelines and the ISS Recommendations, the active-equity and quantitative-equity Portfolio Management Teams have developed different approaches for using the Guidelines and ISS Recommendations in light of their different investment philosophies and processes.

Active Equity

Our active-equity Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. Therefore, on a case-by-case basis and subject to the approval process described above, each active-equity Portfolio Management Team may vote differently from the Guidelines or a particular ISS Recommendation. In forming their views on particular matters, our active-equity Portfolio
Management Teams are permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and ISS Recommendations.

In our active-equity investment research process, responsibility for analyzing corporate board structures and the corporate governance practices of portfolio companies in connection with proxy voting decisions lies with the relevant Portfolio Management Team. Accordingly, each active-equity Portfolio Management Team is charged with performing these functions for the portfolio companies as part of the team's research efforts.

As part of that research process, each active-equity Portfolio Management Team has regular internal research meetings to discuss the companies held in a particular team's investment portfolio. Among the topics that may be discussed at these meetings are issues pertaining to a portfolio company's record and policies on corporate governance practices that may affect shareholder value.

Each active-equity Portfolio Management Team determines how to allocate responsibility for analyzing corporate governance issues and proxy voting decisions among the team's members. Under each arrangement, the work related to proxy voting is integrated into our research process. Each active-equity Portfolio Management Team remains responsible for ensuring that corporate governance issues are analyzed and proxy votes are cast in a manner consistent with our guiding principles.

Quantitative Equity

Our quantitative-equity Portfolio Management Teams, by contrast, have decided to follow the Guidelines and ISS Recommendations exclusively, based on such Portfolio Management Teams' investment philosophy and approach to portfolio construction, as well as the evaluation of ISS's services and methodology in analyzing shareholder and corporate governance matters. Nevertheless, our quantitative-equity Portfolio Management Teams retain the authority to revisit this position, with respect to both their general approach to proxy voting (subject to the approval of GSAM senior management) and any specific shareholder vote (subject to the approval process described above).

Use of Third-Party Service Providers

We utilize independent service providers, such as ISS, to assist us in developing substantive proxy voting positions. ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by GSAM to determine whether they are consistent with our guiding principles. In addition, ISS assists us in the proxy voting process by providing operational, recordkeeping and reporting services.

GSAM's decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with our guiding principles. GSAM management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities. GSAM may hire other service providers to replace or supplement ISS with respect to any of the services GSAM currently receives from ISS. In addition, individual Portfolio Management Teams may supplement the information and analyses ISS provides from other sources.

Conflicts of Interest

Pursuant to this Policy, GSAM has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by GSAM in accordance with the Guidelines and ISS Recommendations will not present any conflicts of interest because GSAM casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.

Our procedures also prohibit the influence of conflicts of interest where an active-equity Portfolio Management Team decides to vote against an ISS Recommendation. In general, conflicts of interest between GSAM and other businesses within Goldman Sachs should not affect GSAM in light of the information barrier policies separating GSAM from those other businesses. In addition, in any particular case, the approval process for a decision to vote against an ISS Recommendation, as described above, includes an inquiry into potential conflicts of interest, and GSAM senior management will not approve decisions that are based on the influence of such conflicts.

Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.

External Managers

Where GSAM places client assets with managers outside of GSAM, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers' own policies. GSAM may, however, retain such responsibilities where it deems appropriate.

Client Direction

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. GSAM can also accommodate individual clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with GSAM the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

                      ISS Standard Proxy Voting Guidelines Summary

The following is a concise summary of the ISS Standard Proxy Voting Guidelines (the "Guidelines"), which form the substantive basis of GSAM's Policy on Proxy Voting for Investment Advisory Clients ("Policy") with respect to public equity investments. As described in the main body of the Policy, GSAM may diverge from the Guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.

       Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

o An auditor has a financial interest in or association with the company, and is therefore not independent,

o    Fees for non-audit services are excessive, or

o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

       Board of Directors

       Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

       Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

       Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

       Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

       Shareholder Rights

       Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

       Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

       Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

       Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

       Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

       Proxy Contests

       Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

       Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

       Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

       Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

       Reincorporation Proposals

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

       Capital Structure

       Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if .a company's ability to continue to operate as a going concern is uncertain.

       Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of non-voting or sub-voting common stock if-

o It is intended for financing purposes with minimal or no dilution to current shareholders

o It is not designed to preserve the voting power of an insider or significant shareholder

      Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the Securities and Exchange Commission's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

      Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

o        Historic trading patterns

o        Rationale for the repricing

o        Value-for-value exchange

o        Option vesting

o        Term of the option

o        Exercise price

o        Participation

b.       Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

o        Purchase price is at least 85 percent of fair market value;

o        Offering period is 27 months or less; and

o        Potential voting power dilution is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

       Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

      Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors go into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.



--------

* For purposes of this Policy, "GSAM" refers, collectively, to the Goldman Sachs Asset Management unit of Goldman, Sachs & Co.'s Investment Management Division; Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; and Goldman Sachs Princeton LLC.







                               HARRIS ASSOCIATES L.P.

                                PROXY VOTING POLICIES

Harris Associates L.P. ("Harris") believes that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities as a fiduciary solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company. As an investment manager, Harris is primarily concerned with maximizing the value of its clients' investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.

The proxy voting guidelines below summarize Harris' position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Committee, unless the client has specifically instructed us to vote otherwise. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Committee will determine how the proxies will be voted.

In determining the vote on any proposal, the Proxy Committee will consider the proposal's expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

Harris considers the reputation, experience and competence of a company's management when it evaluates the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of our investment. Accordingly, on most issues, our votes are cast in accordance with management's recommendations. This does not mean that we do not care about corporate governance. Rather, it is confirmation that our process of investing with shareholder aligned management is working. Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment. When we believe management's position on a particular issue is not in the best interests of our clients, we will vote contrary to management's recommendation.

VOTING GUIDELINES

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.

          1. Harris will normally vote in favor of the slate of directors recommended by the issuer's board provided that a majority of the directors would be independent.

          2. Harris will normally vote in favor of proposals to require a majority of directors to be independent.

          3. Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.

          4. Harris will normally vote in favor of proposals regarding director indemnification arrangements.

          5. Harris will normally vote against proposals advocating classified or staggered boards of directors.

          6. Harris will normally vote in favor of cumulative voting for directors.

Auditors

Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.

          1. Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

          2. Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.

          3. Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

Equity Based Compensation Plans

Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards or have inherently objectionable structural features.

          1.   Harris  will   normally  vote  against  such  plans  where  total
               potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

          2. Harris will normally vote in favor of plans where total potential dilution (including all equity-based plans) does not exceed 15% of shares outstanding.

          3. Harris will normally vote in favor of proposals to require expensing of options.

          4. Harris will normally vote against proposals to permit repricing of underwater options.

          5.   Harris will normally  vote against  proposals to require that all
               option   plans   have  a   performance-based   strike   price  or
               performance-based vesting.

          6. Harris will normally vote against shareholder proposals that seek to limit directors' compensation to common stock.

          7. Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

     Corporate Structure and Shareholder Rights

     Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

          1. Harris will normally vote in favor of proposals to increase authorized shares.

          2. Harris will normally vote in favor of proposals to authorize the repurchase of shares.

          3. Harris will normally vote against proposals creating or expanding supermajority voting rights.

          4. Harris will normally vote against the issuance of poison pill preferred shares.

          5. Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

          6.   Harris  will  normally   vote  against   proposals  to  authorize
               different classes of stock with different voting rights.

     Routine Corporate Matters

     Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters.

     Social Responsibility Issues

     Harris believes that matters related to a company's day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company's board of directors. Harris is focused on maximizing long-term shareholder value and will typically vote against shareholder proposals requesting that a company disclose or amend certain business practices unless we believe a proposal would have a substantial positive economic impact on the company.


VOTING SHARES OF FOREIGN ISSUERS

Because foreign issuers are incorporated under the laws of countries outside the United States, protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate.

In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking"). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.

CONFLICTS OF INTEREST

The Proxy Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Committee. In addition, if any member of the Proxy Committee has a conflict of interest, he will recuse himself from any consideration of the matter, and an alternate member of the committee will act in his place.

Harris is committed to resolving any such conflicts in its clients' collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. When there are proxy voting proposals that give rise to a conflict of interest and are not addressed by the Guidelines, Harris will vote in accordance with the guidance of Institutional Shareholder Services ("ISS"). If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, the Proxy Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Family of Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris' General Counsel, Director of Compliance and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.

VOTING PROCEDURES

The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.

Proxy Voting Committee. The Proxy Voting Committee (the "Committee") is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. The Committee consists of three investment professionals including one domestic portfolio manager, one domestic research analyst, and one international research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and confirmed by Harris' Chief Executive Officer. The Committee also has two alternate members (one domestic analyst and one international analyst) either of whom may serve in the absence of a regular member of the Committee.

Proxy Administrator. The Proxy Administrator is an employee of Harris reporting to the Director of Compliance and is responsible for ensuring that all votes are cast and that all necessary records are maintained reflecting such voting.

Proxy Voting Services. Harris has engaged two independent proxy voting services to assist in the voting of proxies. These proxy voting services provide the firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations.

Voting Decisions. As described in the Proxy Voting Policy, the Firm has established proxy voting guidelines on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Committee. The Proxy Administrator is responsible for forwarding proxy proposals to the Firm's research analyst who follows the company. If the analyst believes the proxy should be voted in accordance with the guidelines, he initials the proposal and returns it to the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the guidelines or if the guidelines do not address the issue presented, he submits the proposal and his recommended vote to the Proxy Committee which reviews the proposal and the analyst's recommendation and makes a voting decision by majority vote. That decision is reflected on a form initialed by the analyst and a majority of the Proxy Committee and returned to the Proxy Administrator.

In the case of securities that are not on the firm's Approved Lists of domestic, international or small cap securities approved for purchase in managed accounts, the Proxy Administrator will vote all shares in accordance with the firm's guidelines or, if the guidelines do not address the particular issue, in accordance with Institutional Shareholder Services' guidance.

In the case of a conflict of interest (as described in the Proxy Voting Policy), the Proxy Administrator will vote in accordance with the procedures set forth in the Conflict of Interest provisions described in the Policy.

Voting Ballots. For shares held in The Oakmark Family of Funds, the Proxy Administrator sends a holdings file to the applicable proxy voting service reflecting the holdings in the Funds. The proxy voting service is responsible for reconciling this information with the information it receives from the Funds' custodian and bringing any discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with the proxy voting service and the Funds' custodian to resolve any discrepancies to ensure that all shares entitled to vote will be voted. For shares held in all other client accounts, the Proxy Administrator downloads electronic files from the applicable proxy voting service that contain information regarding company meetings and proxy proposals and the accounts and shares of record held by Harris clients. The Proxy Administrator reconciles this information with the firm's own records in order to ensure that all shares entitled to vote will be voted.

The Proxy Administrator casts votes electronically through the proxy voting services. Any votes that cannot be cast through either system are voted online by the Proxy Administrator using proxyvote.com and then input to the proxy voting service system for recordkeeping and reporting.

Recordkeeping and Reporting. Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client's account. Beginning in August 2004, on an annual basis, Harris will make available the voting record for The Oakmark Funds for the previous one-year period ended June 30th.

                          JANUS CAPITAL MANAGEMENT LLC

                             Proxy Voting Procedures
                                    June 2003

The following represents the procedures for Janus Capital Management LLC ("Janus") with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

General Policy. Janus votes proxies in the best interest of if its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from a client to vote proxies for that client's account pursuant to 1) Janus' Proxy Voting Guidelines 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

ERISA Plan Policy. On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

Proxy Voting Committee. The Janus Proxy Voting Committee (the "Committee") develops Janus' positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Director of Research, the Vice President of Investment Operations, the Vice President of Investment Accounting, the Chief Compliance Officer and internal legal counsel. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Committee establishes its recommendations, they are distributed to Janus' portfolio managers1 for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Janus Proxy Voting Guidelines (the "Guidelines"). While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, they are required to document their reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus' proxy voting process, policies and voting records.

Investment Accounting Operations Group. The Investment Accounting Operations Group is responsible for administering the proxy voting process as set forth in these procedures. The Proxy Administrator in the Investment Accounting Operations Group works with the proxy voting service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

Voting and Use of Proxy Voting Service. Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio mangers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with the Guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer or the Director of Research.

The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines call for Janus portfolio manager input. The Portfolio Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

Procedures for Proxy Issues Outside the Guidelines. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who holds the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager's voting recommendation. If the Committee believes a conflict exists and that the portfolio manager's voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer (or the Director of Research in his/her absence) to determine how to vote.

Conflicts of Interest. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company's management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. Application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest since the Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Guidelines, the Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Committee does not agree that the portfolio manager's rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

Reporting and Record Retention.

Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client's account. Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website.

Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Janus Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

                          Janus Capital Management LLC

                             Proxy Voting Guidelines
                                    June 2003

The proxy voting guidelines (the "Guidelines") below summarize Janus Capital Management LLC's ("Janus") positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures, will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority. The Proxy Voting Service (currently Institutional Shareholder Services) is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Operations Group of circumstances where the interests of Janus' clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written recommendation to the Proxy Voting Committee which will review the recommendation to determine whether a conflict of interest exists. If no conflict of interest exists, the portfolio manager will be permitted to vote contrary to the Guidelines. (See Proxy Voting Procedures for additional information on Conflicts).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities.

The Janus funds participate in a securities lending program under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities stay on loan during the proxy solicitation, the fund lending the security cannot vote that proxy. In this situation, the fund will only call back the loan and vote the proxy if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxy outweighs the benefits derived by the fund, and as a result the shareholders, by leaving the securities on loan.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

1. Janus will generally vote in favor of slates of director candidates that have a majority independent directors and oppose slates of director candidates that do not have a majority independent directors.

2.   Janus will generally vote in favor of all uncontested director candidates.

3. Janus PMs will have to weigh in on proposals relating to director candidates that are contested.

4. Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

5. Janus will generally vote in favor of proposals regarding director indemnification arrangements.

6. Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.

7. Janus PMs will have to weigh in on proposals relating to decreasing the size of a board of directors.

8. Janus will generally vote in opposition of non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

9. Janus will hold directors accountable for the actions of the committees on which they serve. For example, Janus will oppose the election of board member nominees serving on the compensation committee who approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of shareholders. Janus will also oppose the election of board member nominees serving on the audit committee who approve excessive audit or non-audit fees.

10. Janus will generally vote with management regarding proposals advocating classified or staggered boards of directors.

11. Janus will generally vote with management regarding proposals to declassify a board.

     Auditors

12. Janus will generally oppose proposals asking for approval of auditors whose non-audit fees exceed 33% of total fees.

13. Janus will generally oppose proposals asking for approval of auditors which have a substantial non-audit relationship with a company.

14. Janus PMs will have to weigh in on proposals relating to contested auditors.

     Equity Based Compensation Plans

15. Janus PMs will have to weigh in on proposals relating to executive and director compensation plans.

16. Generally, Janus will oppose proposed equity based compensation plans where dilution exceeds a certain percentage of TSO as outlined below.

     If current employee/internal ownership is less than or equal to 2% of TSO: up to 6.5% (one time grant).

     If current employee/internal ownership is greater than 2% but less than 15%: up to 4.5% per year.

     If current employee/internal ownership is greater than 15%: up to 3.5% per year.


17.  Janus will generally oppose annual option grants that exceed 5% of TSO.

18. Janus will generally vote in favor of proposals for severance packages for executives so long as such proposals do not exceed three (3) times compensation.

19. Janus will generally oppose proposals regarding the repricing of underwater options.

20. Janus will generally oppose proposals regarding the issuance of options with an exercise price below market price.

21. Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

22. Janus will generally oppose proposals requiring the expensing of options (until such time as FASB issues guidance on the issue).

23. Janus will generally oppose proposals requesting approval of automatic share replenishment ("evergreen") features of equity based compensation plans.

24. Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

25. Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

26. Janus will generally oppose proposals which would allow restricted stock awards with vesting periods of less than 3 years.

27. Janus will generally oppose golden parachutes that result in cash grants of greater than three (3) times annual compensation.

28. Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include 1) requiring executives, officers and directors to hold a minimum amount of stock in the company; 2) requiring stock acquired through option exercise to be held for a certain period of time; and 3) using restricted stock grants instead of options.

29. Janus will generally vote in favor of proposals relating to ESPPs - so long as shares purchased through plans as priced no less than 15% below market value.

     Other Corporate Matters

30. Janus will generally vote in favor of proposals relating to the issuance of dividends and stock splits.

31. Janus will generally vote in favor of proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

32. Janus will generally oppose proposals for different classes of stock with different voting rights.

33. Janus PMs will need to weigh in on proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. (Note: Janus has a poison pill.)

34. Janus will generally vote in favor of proposals to increase authorized shares up to three (3) times TSO.

35. Janus will generally oppose proposals to decrease authorized shares by more than 25% of TSO.

36. Janus PMs will need to weigh in on proposals regarding the issuance of debt, including convertible debt.

37. Janus will generally vote in favor of proposals regarding the authorization of the issuer's Board of Directors to repurchase shares.

38.  Janus PMs will need to weigh in on plans of reorganization.

39. Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

40. Janus will generally vote in favor of proposals regarding changes in company name.

41. Janus PMs will need to weigh in on proposals relating to the continuance of a company.

42. Janus PMs will need to weigh in on proposals regarding acquisitions, mergers, tender offers or changes in control.

43. Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued ("blank check stock").

44. Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).

45. Janus PMs will need to weigh in on proposals to subject shareholder rights ("poison pill") plans to a shareholder vote. (Note: Janus has a poison pill with a 10 year sunset provision.)

46.  Janus will generally vote in favor of proposals to adopt cumulative voting.

47. Janus will generally vote in favor of proposals to require that voting be confidential.

48.  Janus will generally oppose shareholder  proposals (usually  environmental,
     human  rights,  equal  opportunity,   health  issues,   safety,   corporate
     governance that are not consistent with these guidelines, etc).

49. Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).



--------
1 All references to portfolio managers include assistant portfolio managers.

[GRAPHIC OMITTED][GRAPHIC OMITTED]

                              JPMorgan Fleming Corporate Governance



Table of Contents- Global


Part I:      JPMorgan Fleming Asset Management Global Proxy-Voting Procedures

             A.   Objective......................................................3
             B.   Proxy Committee................................................3
             C.   The Proxy Voting Process.......................................3- 4
             D.   Material Conflicts of Interest.................................4- 5
             E.   Escalation of Material Conflicts of Interest...................5
             F.   Recordkeeping..................................................5
                  Exhibit A......................................................6



Part II:     JPMorgan Fleming Asset Management Global Proxy-Voting Guidelines

             A.   North America..................................................8-20
                  Table of Contents. ..........................................  9-10
                  Guidelines....................................................11-20

B.       Europe, Middle East, Africa, Central America
                  and South America.............................................21-31
                  Table of Contents.............................................22
                  Guidelines....................................................23-31

             C.   Asia (ex-Japan)...............................................32-33


             D.   Japan.........................................................34-35




Part I:  JP Morgan Fleming Asset Management Proxy    Voting Procedures


A.    Objective

     As an investment adviser within JPMorgan Fleming Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a "JPMFAM Entity" and collectively as "JPMFAM") may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMFAM's objective is to vote proxies in the best interests of its clients. To further that objective, JPMFAM adopted these Procedures. 1

     These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the "Guidelines"). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMFAM may not always vote proxies in accordance with the Guidelines.

B.    Proxy Committee

     To oversee the proxy-voting process on an on-going basis, a Proxy Committee will be established for each global location where proxy-voting decisions are made. Each Proxy Committee will be composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMFAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.

C.       The Proxy Voting Process

     JPMFAM investment professionals monitor the corporate actions of the companies held in their clients' portfolios. To assist JPMFAM investment professionals with public companies' proxy voting proposals, a JPMFAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service ("Independent Voting Service"). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMFAM with a comprehensive analysis of each proxy proposal and providing JPMFAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service's analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMFAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below).

     Situations often arise in which more than one JPMFAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMFAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

     -----------------------

1. The JPMorgan Value Opportunities Fund votes proxies in accordance with its own voting policies and not the policies of JPMFAM. The JPMorgan Multi-Manager Funds vote proxies in accordance with the voting policies of each of the Managers, as applicable, and not the policies of JPMFAM, except, to the extent, the JPMFAM policies apply to the JPMorgan Multi-Manager Small Cap Value Fund.



C.   The Proxy Voting Process - Continued

     Each JPMFAM Entity appoints a JPMFAM professional to act as a proxy administrator ("Proxy Administrator") for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service's recommendation with the appropriate JPMFAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMFAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, "Overrides"); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.


     In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator's duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.


     In the event a JPMFAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification ("Certification") which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase ("JPMC") Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMFAM'S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients' interests.


D.   Material Conflicts of Interest

     The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser's interests and those of its clients. To addsuch material potential conflicts of interest, JPMFAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMFAM's investment processes and decisions,including proxy-voting decisions, and to protect JPMFAM's decisions from influences that could lead to a vote other than in its clients' best interests, JPMC (including JPMFAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC's securities, lending, investment banking and other divisions to JPMFAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMFAM's predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.


D.   Material Conflicts of Interest - Continued

     Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMFAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMFAM's relationship with such company and materially impact JPMFAM's business; or (ii) a personal relationship between a JPMFAM officer and management of a company or other proponent of a proxy proposal could impact JPMFAM's voting decision.

E.   Escalation of Material Conflicts of Interest

     When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. That subgroup shall include a Proxy Committee member from the Investment Department and one or more Proxy Committee members from the Legal, Compliance or Risk Management Departments. In the event that the Proxy Administrator and the subgroup of the Proxy Committee determine that an actual material conflict of interest exists, they shall make a recommendation on how the relevant JPMFAM Entity shall vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

     Depending upon the nature of the material conflict of interest, JPMFAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:

o        removing certain JPMFAM personnel from the proxy voting process;
o "walling off" personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;
o voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or
o deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

     The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMFAM acted in the best interests of its clients.

F.   Recordkeeping

     JPMFAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:

o        a copy of the JPMFAM Proxy Voting Procedures and Guidelines;
o        a copy of each proxy statement received on behalf of JPMFAM clients;
o        a record of each vote cast on behalf of JPMFAM client holdings;
o a copy of all documents created by JPMFAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision; and
o a copy of each written request by a client for information on how JPMFAM voted proxies on behalf of the client, as well as a copy of any written response by JPMFAM to any request by a JPMFAM client for information on how JPMFAM voted proxies on behalf of our client.

     It should be noted that JPMFAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.



                             Exhibit A

     J.P. Morgan Investment Management, Inc.
     J.P. Morgan Fleming Asset Management (London) Limited
     J.P. Morgan Fleming Asset Management (UK) Limited
     JF International Management Inc.
     JF Asset Management Limited
     JF Asset Management (Singapore) Limited



Part II: Proxy Voting Guidelines



JPMFAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JMPFAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMFAM Entity will apply the guidelines of the region in which the issuer of such security is organized.



Part II.A: North America Proxy Voting Guidelines



Part II.A: North America Guidelines Table of Contents


1.       Uncontested Director Elections....................................................................11

2.       Proxy Contests....................................................................................11
a.       Election of Directors.............................................................................11
b.       Reimburse Proxy Solicitation Expenses.............................................................11

3.       Ratification of Auditors..........................................................................11

4.       Proxy Contest Defenses.........................................................................12-13
a.       Board Structure: Staggered vs. Annual Elections...................................................12
b.       Shareholder Ability to Remove Directors...........................................................12
c.       Cumulative Voting.................................................................................12
d.       Shareholder Ability to Call Special Meeting.......................................................13
e.       Shareholder Ability to Act by Written Consent.....................................................13
f.       Shareholder Ability to Alter the Size of the Board................................................13

5.       Tender Offer Defenses..........................................................................13-14
a.       Poison Pills......................................................................................13
b.       Fair Price Provisions.............................................................................13
c.       Greenmail.........................................................................................13
d.       Unequal Voting Rights.............................................................................13
e.       Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws.............................13
f.       Supermajority Shareholder Vote Requirement to Approve Mergers.....................................14

6.       Miscellaneous Board Provisions....................................................................14
a.       Separate Chairman and CEO Positions...............................................................14
b.       Lead Directors and Executive Sessions.............................................................14
c.       Majority of Independent Directors.................................................................14
d.       Stock Ownership Requirements......................................................................14
e.       Term of Office....................................................................................14
f.       Director and Officer Indemnification and Liability Protection.....................................14
g.       Board Size........................................................................................14

7.       Miscellaneous Governance Provisions...............................................................15
a.       Independent Nominating Committee..................................................................15
b.       Confidential Voting...............................................................................15
c.       Equal Access......................................................................................15
d.       Bundled Proposals.................................................................................15
e.       Charitable Contributions..........................................................................15
f.       Date/Location of Meeting..........................................................................15
g.       Include Nonmanagement Employees on Board..........................................................15
h.       Adjourn Meeting if Votes are Insufficient.........................................................15
i.       Other Business....................................................................................15
j.       Disclosure of Shareholder Proponents..............................................................15

8.       Capital Structure..............................................................................15-16
a.       Common Stock Authorization........................................................................15
b.       Stock Distributions: Splits and Dividends.........................................................16
c.       Reverse Stock Splits..............................................................................16
d.       Blank Check Preferred Authorization...............................................................16
e.       Shareholder Proposals Regarding Blank Check Preferred Stock.......................................16
f.       Adjustments to Par Value of Common Stock..........................................................16
g.       Restructurings/Recapitalizations..................................................................16
h.       Share Repurchase Programs.........................................................................16
i.       Targeted Share Placements.........................................................................16
Part II.A: North America Guidelines Table of Contents

9.       Executive and Director Compensation............................................................17-18
a.       Stock-based Incentive Plans.......................................................................17
b.       Approval of Cash or Cash-and-Stock Bonus Plans....................................................17
c.       Shareholder Proposals to Limit Executive and Director Pay.........................................17
d.       Golden and Tin Parachutes.........................................................................17
e.       401(k) Employee Benefit Plans.....................................................................17
f.       Employee Stock Purchase Plans.....................................................................17
g.       Option Expensing..................................................................................18
h.       Options Repricing.................................................................................18
i.       Stock Holding Periods.............................................................................18

10.      Incorporation.....................................................................................18
a.       Reincorporation Outside of the United States......................................................18
b.       Voting on State Takeover Statutes.................................................................18
c.       Voting on Reincorporation Proposals...............................................................18

11.      Mergers and Corporate Restructurings...........................................................18-19
a.       Mergers and Acquisitions..........................................................................18
b.       Nonfinancial Effects of a Merger or Acquisition...................................................18
c.       Corporate Restructuring...........................................................................18
d.       Spin-offs.........................................................................................18
e.       Asset Sales.......................................................................................18
f.       Liquidations......................................................................................18
g.       Appraisal Rights..................................................................................19
h.       Changing Corporate Name...........................................................................19

12.      Social and Environmental Issues................................................................19-20
a.       Energy and Environment............................................................................19
b.       Northern Ireland..................................................................................19
c.       Military Business.................................................................................19
d.       International Labor Organization Code of Conduct..................................................19
e.       Promote Human Rights in China, Nigeria, and Burma.................................................19
f.       World Debt Crisis.................................................................................19
g.       Equal Employment Opportunity and Discrimination...................................................19
h.       Animal Rights.....................................................................................19
i.       Product Integrity and Marketing...................................................................19
j.       Human Resources Issues............................................................................20
k.       Link Executive Pay with Social and/or Environmental Criteria......................................20

13.      Foreign Proxies...................................................................................20

14. Pre-Solicitation Contact...............................................................................20







Part II.A: North America Guidelines

1.   Uncontested Director Elections

     Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:

     1) attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or

     2) implement or renew a dead-hand or modified dead-hand poison pill; or

     3) are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees; or

     4) ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast for two consecutive years; or

     5) are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees.

     Special attention will be paid to companies that display a chronic lack of shareholder accountability.


2.   Proxy Contests

     2a.  Election of Directors

     Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

     2b.  Reimburse Proxy Solicitation Expenses

     Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.


3.   Ratification of Auditors

     Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

     Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.

     Generally vote for shareholder proposals asking for audit firm rotation unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.


4.   Proxy Contest Defenses

     4a.  Board Structure: Staggered vs. Annual Elections

     Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company's governing documents contain each of the following provisions:

     1) Majority of board composed of independent directors,

     2) Nominating committee composed solely of independent directors,

     3) Do not require more than a two-thirds shareholders' vote to remove a director, revise any bylaw or revise any classified board provision,

     4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

     5) Ability of shareholders to call special meeting or to act by written consent with 90 days' notice,

     6) Absence of superior voting rights for one or more classes of stock,

     7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

     8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

     4b.  Shareholder Ability to Remove Directors

     Vote against proposals that provide that directors may be removed only for cause.

     Vote for proposals to restore shareholder ability to remove directors with or without cause.

     Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

     Vote for proposals that permit shareholders to elect directors to fill board vacancies.

     4c.  Cumulative Voting

     Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company's governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:

     1) Annually elected board,

     2) Majority of board composed of independent directors,

     3) Nominating committee composed solely of independent directors,

     4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

     5) Ability of shareholders to call special meeting or to act by written consent with 90 days' notice,

     6) Absence of superior voting rights for one or more classes of stock,

     7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

     8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead- hand poison pill).

     4d.  Shareholder Ability to Call Special Meeting

     Vote against proposals to restrict or prohibit shareholder ability to call special meetings. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting.

     Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

     4e.  Shareholder Ability to Act by Written Consent

     We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders' meeting and matters to be discussed therein seems a reasonable protection of minority shareholder rights.

     We generally vote against proposals to allow or facilitate shareholder action by written consent.

     4f.  Shareholder Ability to Alter the Size of the Board

     Vote for proposals that seek to fix the size of the board.

     Vote against proposals that give management the ability to alter the size of the board without shareholder approval.


5.   Tender Offer Defenses

     5a.  Poison Pills

     Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

     Review on a case-by-case basis shareholder proposals to redeem a company's poison pill. Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.

     Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

     5b.  Fair Price Provisions

     Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

     Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

     5c.  Greenmail

     Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

     5d.  Unequal Voting Rights

     Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

     Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.

     5e.  Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws

     Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

     Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

     5f.  Supermajority Shareholder Vote Requirement to Approve Mergers

     Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

     Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6.   Miscellaneous Board Provisions

     6a.  Separate Chairman and CEO Positions

     We will generally vote for proposals looking to separate the CEO and Chairman roles.

     6b.  Lead Directors and Executive Sessions

     In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a "lead" (non-insider) director and for regular "executive" sessions (board meetings taking place without the CEO/Chairman present).

     6c.  Majority of Independent Directors

     We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

     Vote  for  shareholder   proposals   requesting  that  the  board's  audit,
     compensation, and/or nominating committees include independent directors exclusively.

     Generally vote for shareholder proposals asking for a 2/3 independent board.

     6d.  Stock Ownership Requirements

     Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

     6e.  Term of Office

     Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

     6f.  Director and Officer Indemnification and Liability Protection

     Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

     Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the duty of care.

     Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

     Vote for proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company's best interests, and (2) the director's legal expenses would be covered.

     6g.  Board Size

     Vote for proposals to limit the size of the board to 15 members.


7.   Miscellaneous Governance Provisions

     7a.  Independent Nominating Committee

     Vote for the creation of an independent nominating committee.

     7b.  Confidential Voting

     Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

     Vote for management proposals to adopt confidential voting.

     7c.  Equal Access

     Vote for shareholder proposals that would give significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

     7d.  Bundled Proposals

     Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

     7e.  Charitable Contributions

     Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

     7f.  Date/Location of Meeting

     Vote against shareholder proposals to change the date or location of the shareholders' meeting. No one site will meet the needs of all shareholders.

     7g.  Include Nonmanagement Employees on Board

     Vote against shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.

     7h.  Adjourn Meeting if Votes are Insufficient

     Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

     7i.  Other Business

     Vote for proposals allowing shareholders to bring up "other matters" at shareholder meetings.

     7j.  Disclosure of Shareholder Proponents

     Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

8.   Capital Structure

     8a.  Common Stock Authorization

     Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

     Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.


     8b.  Stock Distributions: Splits and Dividends

     Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance as measured by total shareholder returns.

     8c.  Reverse Stock Splits

     Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company's industry and performance in terms of shareholder returns.

     Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

     8d.  Blank Check Preferred Authorization

     Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

     Vote for proposals to create "blank check" preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

     Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

     Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance as measured by total shareholder returns.

     8e.  Shareholder Proposals Regarding Blank Check Preferred Stock

     Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

     8f.  Adjustments to Par Value of Common Stock

     Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

     8g.  Restructurings/Recapitalizations

     Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. Consider the following issues:

     Dilution--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

     Change in Control--Will the transaction result in a change in control of the company?

     Bankruptcy--Generally,    approve    proposals   that    facilitate    debt
     restructurings unless there areclear signs of self-dealing or other abuses.

     8h.  Share Repurchase Programs

     Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     8i.  Targeted Share Placements

     These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.

9.   Executive and Director Compensation

     9a.  Stock-based Incentive Plans

     Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.

     Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to standard industry code (SIC) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns. Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation.

     Votes are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote-- even in cases where the plan cost is considered acceptable based on the quantitative analysis.

     9b.  Approval of Cash or Cash-and-Stock Bonus Plans

     Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

     9c.  Shareholder Proposals to Limit Executive and Director Pay

     Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

     Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

     Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

     9d.  Golden and Tin Parachutes

     Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

     9e.  401(k) Employee Benefit Plans

     Vote for proposals to implement a 401(k) savings plan for employees.

     9f.  Employee Stock Purchase Plans

     Vote for employee stock purchase plans with an offering period of 27 months or less when voting power dilution is ten percent or less.

     Vote against employee stock purchase plans with an offering period of greater than 27 months or voting power dilution of greater than ten percent.

     9g.  Option Expensing

     Within the context of common industry practice, generally vote for shareholder proposals to expense fixed-price options.

     9h.  Option Repricing

     In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals.

     9i.  Stock Holding Periods

     Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

10. Incorporation

     10a. Reincorporation outside of the United States

     Generally speaking, we will vote against companies looking to reincorporate outside of the U.S.

     10b. Voting on State Takeover Statutes

     Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

     10c. Voting on Reincorporation Proposals

     Proposals to change a company's state of incorporation should be examined on a case-by-case basis. Review management's rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

11. Mergers and Corporate Restructurings

     11a. Mergers and Acquisitions

     Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

     11b. Nonfinancial Effects of a Merger or Acquisition

     Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.

     11c. Corporate Restructuring

     Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, Spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

     11d. Spin-offs

     Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

     11e. Asset Sales

     Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

     11f. Liquidations

     Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

     11g. Appraisal Rights

     Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

     11h. Changing Corporate Name

     Vote for changing the corporate name.

12. Social and Environmental Issues

     12a. Energy and Environment

     Vote case-by-case on proposals that request companies to subscribe to the CERES Principles.

     Vote case-by-case on disclosure reports that seek additional information.

     12b. Northern Ireland

     Vote case-by-case on proposals pertaining to the MacBride Principles.

     Vote case-by-case on disclosure reports that seek additional information about progress being made toward eliminating employment discrimination.

     12c. Military Business

     Vote case-by-case on defense issue proposals.

     Vote case-by-case on disclosure reports that seek additional information on military-related operations.

     12d. International Labor Organization Code of Conduct

     Vote case-by-case on proposals to endorse international labor organization code of conducts.

     Vote case-by-case on disclosure reports that seek additional information on company activities in this area.

     12e. Promote Human Rights in China, Nigeria, and Burma

     Vote case-by-case on proposals to promote human rights in countries such as China, Nigeria, and Burma.

     Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.

     12f. World Debt Crisis

     Vote case-by-case on proposals dealing with third world debt.

     Vote case-by-case on disclosure reports regarding company activities with respect to third world debt.

     12g. Equal Employment Opportunity and Discrimination

     Vote case-by-case on proposals regarding equal employment opportunities and discrimination.

     Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

     12h. Animal Rights

     Vote case-by-case on proposals that deal with animal rights.

     12i. Product Integrity and Marketing

     Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.

     Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.

     12j. Human Resources Issues

     Vote case-by-case on proposals regarding human resources issues.

     Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.

     12k. Link Executive Pay with Social and/or Environmental Criteria

     Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

     Vote case-by-case on disclosure reports that seek additional information regarding this issue.

13. Foreign Proxies

     Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in London. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.

14. Pre-Solicitation Contact

     From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

     What is material non-public information?

     The definition of material non-public information is highly subjective. The general test however, is whether or not such information would reasonably affect an investor's decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:

     o    a pending acquisition or sale of a substantial business;
     o financial results that are better or worse than recent trends would lead one to expect;
     o    major management changes;
     o    an increase or decrease in dividends;
     o calls or redemptions or other purchases of its securities by the company;
     o    a stock split, dividend or other recapitalization; or
     o financial projections prepared by the Company or the Company's representatives.

     What is pre-solicitation contact?

     Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., "How do you feel about dual classes of stock?", to very specific inquiries, e.g., "Here's a term sheet for our restructuring. Will you vote to approve this?"

     Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.

     It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.

Part III.B:        Europe, Middle East, Africa, Central America and
                          South America Proxy Voting Guidelines




Part III.B:        Europe, Middle East, Africa, Central America and             South America Guidelines Table of Contents
                   ------------------------------------------------             ------------------------------------------

1.       Reports & Accounts................................................................................23

2.       Dividends.........................................................................................23

3.       Auditors..........................................................................................23
a.       Auditor Independence..............................................................................23
b.       Auditor Remuneration..............................................................................23

4.       Boards........................................................................................23-24
a.       Chairman & CEO....................................................................................23
b.       Board Structure...................................................................................24
c.       Board Size........................................................................................24
d.       Board Independence................................................................................24
e.       Board Committees..................................................................................24

5.       Directors ........................................................................................25
a.       Directors' Contracts..............................................................................25
b.       Executive Director's Remuneration.................................................................25
c.       Directors' Liability..............................................................................25
d.       Directors over 70.................................................................................25

6.       Non-Executive Directors ..........................................................................26
a.       Role of Non-Executive Directors...................................................................26
b.       Director Independence.............................................................................26
c.       Non-Executive Director's Remuneration.............................................................26
d.       Multiple Directorships............................................................................26

7.       Issue of Capital..............................................................................26-27
a.       Issue of Equity...................................................................................26
b.       Issue of Debt.....................................................................................27
c.       Share Repurchase Programmes.......................................................................27

8.       Mergers/Acquisitions..............................................................................27

9.       Voting Rights.....................................................................................27

10.      Share Options/Long-Term Incentive Plans (L-TIPs)..............................................27-28
a.       Share Options.....................................................................................27
b.       Long-Term Incentive Plans (L-TIPs)................................................................28

11.      Others........................................................................................28-29
a.       Poison Pills......................................................................................28
b.       Composite Resolutions.............................................................................28
c.       Social/Environmental Issues.......................................................................28
d.       Charitable Issues.................................................................................29
e.       Political Issues..................................................................................29

12.      Shareholder Activism and Company Engagement....................................................29-30
a.       Activism Statement................................................................................29
b.       Activism Policy................................................................................29-30

13.      Socially Responsible Investment ("SRI")...........................................................31
a.       SRI Statement.....................................................................................31
b.       SRI Policy........................................................................................31






Part III.B: Europe, Middle East, Africa, Central America and South America Guidelines


1.   Reports & Accounts

     Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, and company accounts should employ Generally Accepted Accounting Practices (GAAP). Reports should meet with the spirit as well as the letter of reporting standards, including the most recent recommendations of the International Accounting Standards Board (IASB).

     For UK companies, a statement of compliance with the Combined Code should be made, or reasons given for non-compliance. The reports and accounts should include a detailed report on executive remuneration, and best practice demands that this should also be submitted to shareholders for approval.

     Legal disclosure varies from market to market. If, in our opinion, a company's standards of disclosure (whilst meeting minimum legal requirements) are insufficient, we will inform company management of our concerns, and either abstain or vote against the approval of the annual report, depending on the circumstances. Similar consideration would relate to the use of inappropriate accounting methods.

2.   Dividends

     Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting.

     We will vote against dividend proposals if the earnings and cash cover are inadequate and we feel that payment of the proposed dividend would prejudice the solvency or future prospects of the company.

3.   Auditors

     3a.  Auditor Independence

     Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented.

     JPMF will vote against the appointment or reappointment of auditors who are not perceived as being independent. The length of time both the audit company and the audit partner have served in their capacity with a given company will be taken into account when determining independence.

     3b.  Auditor Remuneration

     Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company's total expenditure on consultancy, and there should be a mechanism in place to ensure that consultancy work is put out to competitive tender.

     We would oppose non-audit fees consistently  exceeding audit fees, where no
     explanation  was  given  to  shareholders.   Audit  fees  should  never  be
     excessive.

     See Audit Committee.

4.   Boards

     4a.  Chairman & CEO

     The Combined Code states that there should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision. JPMF believes that the roles of Chairman and Chief Executive Officer should normally be separate. JPMF will generally vote against combined posts.

     4b.  Board Structure

     JPMF is in favour of unitary boards of the type found in the UK, as opposed to tiered board structures. We agree with the Combined Code, which finds that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for reelection on a regular basis.

     JPMF will generally vote to encourage the gradual phasing-out of tiered board structures, in favour of unitary boards. However, tiered boards are still very prevalent in markets outside the UK and local market practice will always be taken into account.

     4c.  Board Size

     Boards with more than 20 directors are deemed excessively large, and JPMF will exercise its voting powers in favour of reducing large boards wherever possible.

     4d.  Board Independence

     JPMF believes that a strong independent element to a board is essential to the effective running of a company. The Combined Code states that the calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board's decisions. We agree with the ICGN, and the findings of the Higgs Review, that the majority of a board of directors should be independent, especially if the company has a joint Chairman/CEO. However, as a minimum, all boards should require at least three non-executive directors, unless the company is of such a size that sustaining such a number would be an excessive burden.

     JPMF will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

     See Non Executive Directors.

     4e.  Board Committees

     Where appropriate, boards should delegate key oversight functions to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report.

          (i)   Nomination Committee -

     There should be a formal nomination process for the appointment of Directors with both executive and non-executive representation on the Nomination Committee.

          (ii)  Remuneration Committee -

     Boards should appoint remuneration committees consisting exclusively of independent non-executive directors, with no personal financial interest in relation to the matters to be decided, other than their fees and their shareholdings. Non-executive directors should have no potential conflicts of interest arising from cross directorships and no day-to-day involvement in the running of the business. We would oppose the reelection of any non executive director who, in our view, had failed to exercise sound judgement on remuneration issues.

          (iii) Audit Committee

     An Audit Committee should be established consisting solely of non-executive directors, who should be independent of management. The Committee should include at least one person with appropriate financial qualifications but they should all undergo appropriate training that provides and maintains a reasonable degree of up-to-date financial literacy and there should be written terms of reference which deal clearly with their authority and duties. Formal arrangements should be in place for the Committee to hold regular meetings with external auditors, without executive or staff presence, and they should have an explicit right of unrestricted access to company documents and information. The Committee should have the authority to engage independent advisers where appropriate and also should have responsibility for selecting and recommending to the board, the external auditors to be put forward for appointment by the shareholders in general meeting. The Committee should monitor and review the scope and results of internal audit work on a regular basis. The Committee should be able to give additional assurance about the quality and reliability of financial information used by the board and public financial statements by the company.

5. Directors

     5a. Directors' Contracts

     JPMF believes that there is a strong case for directors' contracts being of one year's duration or less. This is in line with the findings of recent UK government committees as well as the view of the NAPF and ABI. However, JPMF always examines these issues on a case-by-case basis and we are aware that there will occasionally be a case for contracts of a longer duration in exceptional circumstances, in order to secure personnel of the required calibre.

     Generally, we encourage contracts of one year or less and vote accordingly. Unless the remuneration committee gives a clearly-argued reason for contracts in excess of one year, we will vote against the reelection of any director who has such a contract, as well as consider the reelection of any director who is a member of the remuneration committee.

     Directors' contracts increasingly contain special provisions whereby additional payment becomes due in the event of a change of control. We agree with the view of the NAPF and ABI that such terms are inappropriate and should be discouraged and, under normal circumstances, we will use our voting power accordingly.

     Market practice globally regarding the length of directors' service contracts varies enormously, and JPMF is cognisant that it would be inappropriate to enforce UK standards in some other markets. To this end, JPMF investment takes into account local market practice when making judgements in this area.

     5b.  Executive Directors' Remuneration

     Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. However, company policy in this area cannot be prescribed by any code or formula to cater for all circumstances and must depend on responsible and well-informed judgement on the part of remuneration committees. Any remuneration policy should be transparent and fully disclosed to shareholders in the Annual Report.

     JPMF will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the board and the company management. However, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. Any stock option plans or long-term incentive plans should meet our guidelines for such plans set forth herein.

     We strongly believe that directors should be encouraged to hold meaningful amounts of company stock, equivalent to at least one year's salary, in order to align fully their interests with the interests of shareholders.

     See Stock Options and Long-Term Incentive Plans (L-TIPs).

     5c.  Directors' Liability

     In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

     JPMF will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

     5d.  Directors over 70

     Whilst special requirements for directors over 70 have their roots in company legislation (in the UK) as well as various corporate governance guidelines, JPMF considers that a similar standard of care should be applied to the selection of a director over 70 as would be applied to that of any other director, although we would expect to see such a director offer him or herself for reelection each year.

6.   Non-Executive Directors

     6a.  Role of Non-Executive Directors

     As stated earlier in these guidelines, JPMF believes that a strong independent element to a board is essential to the effective running of a company. We will use our voting power to ensure that a healthy independent element to the board is preserved at all times and to oppose the reelection of non- executive directors whom we no longer consider to be independent.

     In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets' differing attitudes to director independence.

     In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

     Audit and remuneration committees should be composed exclusively of independent directors.

     6b.  Director Independence

     We agree with the ICGN that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

     A non-executive director who has served more than three terms (or ten years) in the same capacity can no longer be deemed to be independent.

     6c.  Non-Executive Director's Remuneration

     JPMF strongly believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded options.

     6d.  Multiple Directorships

     In order to be able to devote sufficient time to his or her duties, we would not normally expect a non- executive to hold more than five significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

7.   Issue of Capital

     7a.  Issue of Equity

     In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Proposals for equity issues will also specify whether pre-emptive rights are to be retained or suppressed or partially suppressed for the issue. As a general rule, JPMF believes that any new issue of equity should first be offered to existing shareholders on a preemptive basis.

     JPMF will vote in favour of increases in capital which enhance a company's long-term prospects. We will also vote in favour of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions).

     JPMF will vote against increases in capital which would allow the company to adopt "poison pill" takeover defence tactics, or where the increase in authorised capital would dilute shareholder value in the long term.


     7b.  Issue of Debt

     Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.

     JPMF will vote in favour of proposals which will enhance a company's long-term prospects. We will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defence, or where there is a material reduction in shareholder value.


     7c.  Share Repurchase Programmes

     Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JPMF will vote in favour of such programmes where the repurchase would be in the best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

     We will vote against such programmes when shareholders' interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.

8.   Mergers/Acquisitions

     Mergers and acquisitions are always reviewed on a case-by-case basis by the investment analyst in conjunction with portfolio managers and, in exceptional circumstances , the Committee. Individual circumstances will always apply. However, as a general rule, JPMF will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value though other means, and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

9.   Voting Rights

     JPMF believes in the fundamental principle of "one share, one vote." Accordingly, we will vote to phase out dual voting rights or classes of share with restricted voting rights, and will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as cumulative voting; directors should represent all shareholders equally, and voting rights should accrue in accordance with the shareholder's equity capital commitment to the company.

     Similarly, we will generally oppose amendments to require supermajority (i.e., more than 51%) votes to approve mergers, consolidations or sales of assets or other business combinations.


10.  Share Options/Long-Term Incentive Plans (L-TIPs)

     10a. Share Options

     Share option schemes should be clearly explained and fully disclosed to both shareholders and participants, and put to shareholders for approval. Each director's share options should be detailed, including exercise prices, expiry dates and the market price of the shares at the date of exercise. They should take into account maximum levels of dilution, as set out in ABI, NAPF and similar guidelines. Full details of any performance criteria should be included. Share options should never be issued at a discount, and there should be no award for below-median performance. In general, JPMF will vote in favour of option schemes, the exercise of which requires that challenging performance criteria be met.

     Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

     We will generally vote against the cancellation and reissue, retesting or repricing, of underwater options.



     10b. Long-Term Incentive Plans (L-TIPs)

     A Long-Term Incentive Plan ("L-TIP") can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

     JPMF, in agreement with the stipulations of the Combined Code, feels that the performance-related elements of any L-TIP should be designed to give directors keen incentives to perform at the highest levels, and that grants under such schemes should be subject to performance criteria which are challenging and which reflect the company's objectives.

     Ideally, the L-TIP should use a methodology such as total shareholder return ("TSR"), coupled with a financial underpin such as growth in earnings per share ("EPS"). Performance should be benchmarked against an appropriate comparator group of companies and a graph of recent performance should be included. Awards should increase on a straight-line basis, with a maximum award only vesting for the very highest performance. As with share option schemes, there should be no award for below-median performance. Any beneficiary should be encouraged to retain any resultant shares for a suitable time.

     In all markets JPMF will vote in favour of schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding. We would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the recipients.

11.  Others

     11a. Poison Pills

     Poison pills, or shareholder rights plans, are designed to give shareholders of a target company the right to purchase shares of the acquiring company, the target company, or both at a substantial discount from market value. These rights are exercisable once a predefined "triggering event" occurs, generally a hostile takeover offer or an outsider's acquisition of a certain percentage of stock. Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.

     JPMF reviews such proposals on a case-by-case basis; however we will generally vote against such proposals and support proposals aimed at revoking existing plans.

     In reaching its voting position, the Committee has reviewed and continues to review current takeover events. However, it has concluded that there is no clear evidence that poison pills deter takeover offers or defeat takeover attempts, and are in fact sometimes used as tools to entrench management.

     11b. Composite Resolutions

     Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or "bundled" resolutions, depending on the context.

     11c. Social/Environmental Issues

     The Committee reviews shareholder proposals concerning social and environmental issues. In normal circumstances, the consideration of social issues in investment decisions is the duty of directors; nevertheless, from time to time, a company's response to the circumstances of a particular social or environmental issue may have economic consequences, either directly or indirectly. In these cases, the economic effects are considered in determining our vote.

     Where management is proposing changes with a social, environmental or ethical dimension, these proposals should be in line with JPMF's SRI policy.

     see Socially Responsible Investment (SRI).





     11d. Charitable Issues

     Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

     11e. Political Issues

     JPMF does not normally support the use of shareholder funds for political donations, and would require the fullest explanation as to why this would be beneficial to shareholders.

12.  Shareholder Activism and Company Engagement

     12a. Activism Statement

     The Myners Review identified "shareholder activism" as an important part of the responsibilities of UK pension fund trustees and their investment managers and recommended that managers address the issue as follows:

     o    ensure managers have an explicit strategy on activism
     o    monitor the performance of investee companies
     o    intervene where necessary
     o    evaluate the impact of engagement activity
     o    report back to clients

     This approach was endorsed by the Institutional Shareholders' Committee ("ISC") in their response to Myners. Curiously, neither activism nor intervention is defined in the Myners Report and they are interpreted differently by different investors. At one extreme are those who deliberately set out to invest in underperforming companies with the aim of encouraging change. Such investors would expect to be involved in detailed discussions about management and policy and would expect to have significant influence on both. As effective insiders they are unlikely to be active traders of their position and will take a long-term view of the investment, regardless of market conditions. At the other extreme are those who regard activism as the simple process of voting their shareholding, with little or no regard for a company's governance policy or standards. They would argue that their clients' interests are best served by selling shares in underperforming companies. JPMF's approach is setout below.

     12b. Activism Policy

          (i)   Explicit Strategy -

     A clearly articulated policy has existed at JPMF for many years. Our primary aim is to protect our clients' interests. Thus, where appropriate, we will engage with companies in which client assets are invested if they fail to meet our requirements with regard to corporate governance and/or performance. The approach involves active discussion with company management and, if necessary, participation in action groups, but not direct involvement in management.

     Our  strategy  is  explicitly   based  on  the  US  Department  of  Labor's
     recommendations which are commended by Myners and which have been cited in every edition of our Voting Policy and Guidelines.

          (ii)  Monitor Performance -

     At JPMF, whilst we do seek to build a good understanding of the businesses in which we invest, we do not see ourselves in any way as management consultants. Our responsibility is to achieve our clients' investment objectives and, provided a company's potential is undiminished and it offers satisfactory prospective returns, we believe that we are most likely to meet these objectives retaining our holdings, meeting management, when appropriate and by considered voting at company meetings. In addition we increasingly find that we are consulted by companies on remuneration policy proposals. Of course, there are times when it is in the best interests of our clients to sell holdings in companies which we expect to perform badly and we absolutely reserve the right to do so.


          (iii) Intervene Where Necessary -

     As we have an active approach to proxy voting we do, in that sense, intervene frequently in company affairs and this causes us to vote against or abstain on resolutions at company meetings.

     Whenever we believe that it may be appropriate to vote against management, we speak with the company in order to ensure that they are fully informed of the reasons for the policy to which we are opposed and to give management an opportunity to amend that policy. The evidence is that by consistently seeking compliance with best practice we do, over time, influence company behaviour. On occasion, this has been best achieved by registering disapproval and abstaining whilst making it clear to management that unless policy changes within a year we shall vote against management in the following year. In this context we have found "vocal abstention" as a very potent form of activism.

     JPMF does not intervene directly in the management of companies. However, where a company has failed to meet our expectations in terms of revenue or profits growth and it is not clear what action is being taken to remedy the situation but we believe that the potential of the company still justifies retention in our clients' portfolios, we arrange to meet with senior management. On such occasions we expect management to explain what is being done to bring the business back on track, but if possible we try to avoid being made insiders as this constrains our ability to deal in the stock. In the small capitalisation end of the market, more aggressive intervention is more common, but still infrequent, as we may hold a significant percentage of a company's equity. In such circumstances we will frequently raise our concerns first with the company's brokers or advisers.

          (iv)  Evaluate Impact

     Noone to our knowledge has so far been able to measure directly and explicitly the benefits of good corporate governance. However, we remain convinced that a strong governance culture leads ultimately to a better business with above average growth and a better stock market rating. There is some evidence from the emerging markets that better governance leads to more effective capital markets and until recently investors' confidence in the Anglo-Saxon markets was supported by a belief in their strong governance culture.

     As investors we scrutinise companies' governance policies as a part of our investment research and take comfort from good governance. Thus, one measure of success is the extent to which our investment strategy achieves our clients' investment objectives. Where we have pushed for change, either in governance policies or in business strategy, we measure success by the extent that change is forthcoming and whether our clients benefit as a result.

     We are actively involved in a number of working parties and investor groups and our aim is to be at the forefront of developments in this area.


          (v)   Reporting

     Reports detailing our engagement activity are available to clients on a quarterly basis.



13.  Socially Responsible Investment ("SRI")

     13a. SRI Statement

     From 3rd July 2000, trustees of occupational pension schemes in the UK have been required todisclose their policy on socially responsible investment in their Statement of Investment Principles.

     JPMF has had experience in tailoring portfolios to meet individual ethical requirements for over fifty years. We believe that we operate to the highest standards and that our SRI screens will meet or exceed the requirements of most clients. For pension fund clients, who are not permitted to exclude specific areas of investment from their portfolios, we have developed a number of strategies to positively target companies with superior social, ethical and environmental credentials.

     For institutional clients such as charitable foundations and endowments, where the legal framework for ethical and socially responsible investing is less restrictive, JPMF has substantial experience over a long period of time of managing ethically-constrained portfolios. This service is client-preference led and flexible, and forms part of our charitable sector specialist investment services.

     For clients who have not specified individual social or environmental criteria in their guidelines, these issues are still taken into account by analysts and portfolio managers as part of the overall stock selection process, and certain engagement activity is still undertaken by JPMF on their behalf. This is detailed in the following section.

     13b. SRI Policy

     Where JPMF engages with companies on broader social, environmental and sustainability issues, we have adopted a positive engagement approach. Thus, specific assets or types of assets are not excluded on purely social, environmental or ethical criteria (unless specifically requested by clients). Rather, analysts take such issues into account as part of the mainstream analytical process. Where appropriate, JPMF will also engage with company management on specific issues at company one-to-one meetings. This engagement activity is then reported to clients at regular intervals.

     Where social or environmental issues are the subject of a proxy vote, JPMF will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients. Increasingly, shareholder proposals are being used by activist groups to target companies as a means of promoting single-issue agendas. In these instances, it is important to differentiate between constructive resolutions, intended to bring about genuine social or environmental improvement, and hostile proposals intended to limit management power, which may in fact ultimately destroy shareholder value.

     In formulating our SRI policy, we have endeavoured not to discriminate against individual companies or sectors purely on the grounds of the particular business sector in which they are involved. Thus a company in an extractive industry or the defence industry will not be automatically marked down because their sector is perceived as "unfriendly." Similarly, a company in a low-impact industry such as financial services will still be expected to have in place detailed policies and rigorous oversight of its environmental impact. JPMF is committed to improving standards of corporate social responsibility among all of the companies in which it invests its clients' assets as part of an inclusive positive engagement strategy.

     The current focus of this engagement process is on UK companies. However, social and environmental issues are taken into account for overseas companies on a wider basis where appropriate as described previously. It is anticipated that our SRI program will continue to expand both in terms of scope and market coverage as client demand and availability of suitable resources dictate.




Part IV: Asia Ex-Japan Proxy Voting Guidelines


Part IV: Asia Ex-Japan Proxy Voting Guidelines

1. The client is the beneficial owner of all securities in a portfolio. As such the client is entitled to all benefits of ownership including the exercise of votes in the event of corporate actions.

2. In the absence of specific client instructions, the investment manager is the party responsible for exercising the voting of proxies.

3. JFAM, as investment managers, recognise that proxies have an economic value; the voting of proxies therefore represents a responsibility on JFAM as fiduciaries.

4. The sole criterion for determining how to vote a proxy is always what is in the best interest of the client.

5. For routine proxies (e.g., in respect of voting at AGMs) the house position is neither to vote in favour or against. For EGMs, however, where specific issues are put to a shareholder vote, these issues are analysed by the respective Country Specialist concerned. A decision is then made based on his/her judgement.

6. Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JFAM pays particular attention to management's arguments for promoting the prospective change. The sole criterion in determining our voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

7. Corporate governance procedures differ among the countries. Proxy materials are generally mailed by the issuer to the subcustodian which holds the securities for the client in the country where the portfolio company is organised, but there may not be sufficient time for such materials to be transmitted to the investment manager in time for a vote to be cast. Many proxy statements are in foreign languages. In some countries proxy statements are not mailed at all. Voting is highly impractical (if not impossible) in locations where the deadline for voting is two to four days after the initial announcement that a vote is to be solicited or where voting is restricted to the beneficial owner. In short, because of the time constraints and local customs involved, it is not always possible for an investment manager to receive and review all proxy materials in connection with each item submitted for vote. The cost of voting is also an issue that we will consider in light of the expected benefit of the vote.



Part V: Japan Proxy Voting Guidelines


Part V: Japan Proxy Voting Guidelines

1.   Number of Directors

     To ensure a swift management decision-making process, the appropriate number of directors should be 20 or less.

2.   Release of Directors from Legal Liability

     Vote against actions releasing a director from legal liability.

3.   Director's Tenure

     Director's tenure should be equal to/less than 1 year.

4.   Director's Remuneration

     Remuneration of directors should generally be determined by an independent committee.

5.   Audit fees

     Audit fees must be at an appropriate level.

6.   Capital Increase

     Capital increases will be judged on a case-by-case basis depending on its purpose. Vote against capital increases if the purpose is to defend against a takeover.

7.   Borrowing of Funds

     Vote against abrupt increases in borrowing of funds if the purpose is to defend against a takeover.

8.   Share Repurchase Programs

     Vote in favor of share repurchase programs if it leads to an increase in the value of the company's shares.

9.   Payout ratio

     As a general rule, vote against any proposal for appropriation of profits which involves a payout ratio of less than 50% (after taking into account other forms of payouts to shareholders such as share repurchase programs) if the capital ratio is equal to or greater than 50% and there is no further need to increase the level of retained earnings.

10.  Mergers/Acquisitions

     Mergers and acquisitions must only be consummated at a price representing fair value.

11.  Stock Options

     Stock option programs should generally be publicly disclosed. Programs which result in increases in remuneration despite declines in corporate earnings (such as through a downward adjustment of the exercise price) is generally not acceptable.

12.  Political Contributions

     Do not approve any use of corporate funds for political activities.

13.  Environmental/Social Issues

     Do not take into account environmental/social issues that do not affect the economic value of the company.

                                                               November 21, 2003

                                    LORD, ABBETT & CO. LLC

                             PROXY VOTING POLICIES AND PROCEDURES


INTRODUCTION

     Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. A written file memo is delivered to the proxy administrator in each case where an investment team declines to follow a recommendation of a company's management. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

     The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

     There have unfortunately been far too many examples of corporate governance failures during the last two years, including the failure to deal fairly in conflict of interest situations. Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be quite rare. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees as described below under "Specific Procedures for Potential Conflict Situations", and seek instructions from those Committees on how to proceed. If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue was not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue was not covered by those policies, we would follow the recommendation of ISS.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

Situation 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

     Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.

     The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

Situation 2. Lord Abbett has a Significant Business Relationship with a Company.


     Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) which have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total shares for the last 12 months;
(b) a firm which is a sponsor firm with respect to Lord Abbett's Private Advisory Services business; or (c) an institutional client which has an investment management agreement with Lord Abbett.

     For any proxy issue involving a Relationship Firm, Lord Abbett shall seek instruction from the Fund's Proxy Committee on how to vote.


                        SUMMARY OF PROXY VOTING GUIDELINES

     Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

Election of Directors

     Lord  Abbett  will   generally   vote  in  accordance   with   management's
recommendations on the election of directors. However, votes on director nominees are made on a case by case basis. Factors that are considered include; current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

     There are some actions by directors that may result in votes being withheld. These actions include:

1) Attending less than 75% of board and committee meetings without a valid excuse.

2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.

3) Failing to act on takeover offers where a majority of shareholders tendered their shares.

4) Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.

5)   Failing to replace management as appropriate.

     We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.


Incentive Compensation Plans

     We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

     We  scrutinize   very  closely  the  approval  of  repricing  or  replacing underwater stock options, taking into consideration the following:

1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.

2)   Management's rationale for why the repricing is necessary.

3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.

4) Other factors, such as the number of participants, term of option, and the value for value exchange.

     In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

Shareholder Rights

Cumulative Voting

     We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Confidential Voting

     There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

     On  balance  we  believe  shareholder   proposals  regarding   confidential
balloting   should   generally   be  approved,   unless  in  a  specific   case,
countervailing arguments appear compelling.

Supermajority Voting

     Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

Takeover Issues

     Votes on mergers and acquisitions must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more that 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.

     Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

o Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.

o    No dead-hand or no-hand pills.

o Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.

o Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

Social Issues

     It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

                           Met Investors Series Trust
                       Proxy Voting Policies and Procedures

       Trust's Policy Statement

          Met Investors Series Trust (the "Trust") is firmly committed to ensuring that proxies relating to the Trust's portfolio securities are voted in the best interests of the Trust's shareholders. The following procedures have been established to implement the Trust's proxy voting program.

      Trust's Proxy Voting Program

          Met Investors Advisory LLC (the "Manager") serves as the investment manager of the Trust's portfolios. The Manager is responsible for the selection and ongoing monitoring of investment sub-advisers (the "Advisers") who provide the day-to-day portfolio management for each portfolio. The Trust has delegated proxy voting responsibility to the Manager. Because the Manager views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to each portfolio to the applicable Adviser. The primary focus of the Trust's proxy voting program, therefore, is to seek to ensure that the Advisers have adequate proxy voting policies and procedures in place and to monitor each Adviser's proxy voting. These policies and procedures may be amended from time to time based on experience as well as changing environments, especially as new and/or differing laws and regulations are promulgated.

     Manager's Due Diligence and Compliance Program

          As part of its ongoing due diligence and compliance responsibilities, the Manager will seek to ensure that each Adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. The Manager will review each Adviser's proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Adviser to manage a portfolio and on at least an annual basis thereafter.

      Advisers' Proxy Voting Policies and Procedures

          Each Adviser will be required to maintain proxy voting policies and procedures that satisfy the following elements:

   Written Policies and Procedures: The Adviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to the Trust and the Manager upon request, copies of such policies and procedures.

   Fiduciary Duty: The Adviser's policies and procedures must be reasonably designed to ensure that the Adviser votes client securities in the best interest of its clients.

   Conflicts of Interest: The Adviser's policies and procedures must include appropriate procedures to identify and resolve as necessary all material proxy-related conflicts of interest between the Adviser (including its affiliates) and its clients before voting client proxies.

   Voting Guidelines: The Adviser's policies and procedures must address with reasonable specificity how the Adviser will vote proxies, or what factors it will take into account, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility.

   Monitoring Proxy Voting: The Adviser must have an established system and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

   Record  Retention  and  Inspection:  The Adviser  must have an  established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Adviser must provide to the Trust and the Manager such information and records with respect to proxies relating to the Trust's portfolio securities as required by law and as the Trust or the Manager may reasonably request.

   Disclosure  of Trust's  Proxy  Voting  Policies and  Procedures  and Voting
     Record

     The Manager on behalf of the Trust will take reasonable steps as necessary to seek to ensure that the Trust complies with all applicable laws and regulations relating to disclosure of the Trust's proxy voting policies and procedures and its proxy voting record. The Manager (including, at its option, through third-party service providers) will maintain a system that is reasonably designed to ensure that the actual proxy voting record of the Advisers with respect to the Trust's portfolio securities are collected, processed and filed with the Securities and Exchange Commission and delivered to the Trust's shareholders, as applicable, in a timely and efficient manner and as required by applicable laws and regulations.

      Reports to Trust's Board of Trustees.

     The Manager will periodically (but not less frequently than annually) report to the Board of Trustees with respect to the Trust's implementation of its proxy voting program, including summary information with respect to the proxy voting record of the Advisers with respect to the Trust's portfolio securities and any other information requested by the Board of Trustees.




Adopted:  November 19, 2003

     ---------------------------------------------------------------------------
     The following policy reflects general proxy voting positions that have been developed by MFS and approved by its various clients over many years. The policy may be furnished to clients, potential clients and their representatives as an indication of MFS' approach toward voting proxies. Under no circumstances are MFS personnel authorized to release actual proxy voting histories for any account except to the client and its representatives.
     ---------------------------------------------------------------------------


                                                         Revised May 1, 2000


                         PROXY VOTING POLICIES AND PROCEDURES

     Massachusetts Financial Services Company ("MFS"), MFS Institutional Advisors, Inc. ("MFSI") and Vertex Investment Management, Inc. ("Vertex") have adopted these proxy voting policies and procedures with respect to securities owned by the investment companies for which MFS or Vertex serves as investment adviser ("MFS Funds") and by other clients for which MFS, MFSI or Vertex has the power to vote proxies. (For convenience of reference, MFS, MFSI and Vertex are from time to time referred to herein collectively as "MFS".)

         These policies and procedures include:

                  A centralized review, recommendation and voting procedure;

                  Established guidelines for voting on proxy issues;

                  A recordkeeping system to monitor proxies and votes; and

                  A records retention and reporting system.

                          -------------------------------


REVIEW, RECOMMENDATION AND VOTING PROCEDURES

     Nearly all proxies received by MFS originate at Automatic Data Processing Corp. ("ADP"). ADP and issuers directly send proxies and related material to the record holders of the shares beneficially owned by MFS' clients, usually to State Street Bank & Trust Company or, less commonly, the Funds themselves. The record holders of MFSI clients' shareholdings are the various custodians of these clients. Each client's custodian is responsible for forwarding all proxy solicitation materials to MFSI, which forwards such materials to the MFS proxy coordinator, a member of the MFS Fund Treasury Department (except in the case of certain MFSI clients for which MFS does not vote proxies). This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, and proxy statements, the issuer's explanation of the items to be voted upon.

     Receipt of these materials is logged into the ProxyEdge database maintained by the proxy coordinator. The ProxyEdge program also matches upcoming meetings with Fund and client portfolio holdings, which are input into the ProxyEdge system by an MFS holdings datafeed. Through the use of ProxyEdge with Electronic Voting, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on a ProxyEdge terminal located at MFS, and most proxies may be voted electronically. In addition to receiving the hard copies of materials relating to meetings of shareholders of issuers whose securities are held by the Funds and/or clients, the ballots (but not the proxy statements) can be printed from the ProxyEdge/ADP system and forwarded for review.

     After input into the ProxyEdge system, the proxy coordinator then forwards the materials to Carol Norton, the proxy reviewer, who is a confidential MFS consultant and former employee of the MFS Fund Treasury Department. However, proxies which are deemed by the proxy coordinator to be completely routine (e.g., those involving only elections of directors, appointments of auditors, and/or employee stock purchase plans) are voted in favor without being sent to the Ms. Norton or to the Legal Department. Proxies that pertain only to merger and acquisition proposals are forwarded initially to the appropriate portfolio manager or research analyst for his or her recommendation, and then are forwarded to Stephen Cavan for his review. Mr. Cavan is Senior Vice President, General Counsel and Secretary of MFS, and the Secretary of the funds in the MFS Family of Funds and the closed-end funds advised by MFS.

     Recommendations with respect to voting on non-routine issues are generally made by Ms. Norton in light of the policies set forth under "Voting Guidelines," below, and all other relevant materials. Her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including her rationale on significant items. These cards are then forwarded to Mr. Cavan for review.

     As a general matter, portfolio managers and investment analysts in the Equity Research Department have no involvement in or knowledge of proxy proposals or voting positions taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to insulate the managers and analysts from influences exerted by firms' managements or by proxy solicitors. However, in some instances (e.g., mergers), Mr. Cavan or Ms. Norton may consult with or seek recommendations from portfolio managers or analysts; Mr. Cavan would ultimately determine the manner in which all proxies are voted.

     In his capacity as an officer of MFS, Mr. Cavan is designated to vote all proxies received on behalf of the MFS Funds and the other clients MFS, MFSI and Vertex, except as otherwise instructed by certain MFSI clients. Mr. Cavan will review and sign each proxy card copy beside Ms. Norton's signature to indicate his approval of Ms. Norton's recommendations. If Mr. Cavan has concerns with any of Ms. Norton's recommendations or has a question about any of Ms. Norton's recommendations, he may discuss them with Ms. Norton, as necessary. Mr. Cavan is responsible for determining the vote on all proxy issues.

     Mr.  Cavan  has  decided  that,  until  further  instructions,   all  proxy
statements shall be forwarded to Robert T. Burns, a Senior Vice President, Associate General Counsel and Assistant Secretary of MFS. Mr. Burns acts in his capacity as deputy to Mr. Cavan for purposes of voting proxies. In Mr. Burns' absence, Mitchell C. Freestone, a Counsel of MFS, shall act as deputy to Messrs. Cavan and Burns for purposes of voting proxies.

     After the proxy card copies are signed by Mr. Cavan or Mr. Burns, they are returned to the proxy coordinator for forwarding to ADP or the issuer of the securities being voted. For clients of MFS' Private Portfolio Services ("PPS") group, MFS' voting decisions are furnished to Proxy Monitor (or another proxy administration firm), which in turn processes the votes for each individual PPS client separate account.

     The proxies are then voted electronically by the proxy coordinator in accordance with Mr. Cavan's instructions. In the event that the proxy cards must be manually voted, the cards are registered, voted and mailed by the proxy coordinator prior to the meeting date, and the votes are logged (for recordkeeping purposes) into ProxyEdge or, for PPS clients, the Proxy Monitor system. Proxy cards received from ADP too close to the shareholders' meeting to be mailed on time will be called in to ADP or the issuer of the securities being voted. Non-ADP proxies cannot be called in to ADP or the issuer.

                        ------------------------------

VOTING GUIDELINES

         General policy

     MFS' policy is that proxy voting decisions will be made in light of the anticipated impact of the vote on the desirability of maintaining an investment in the portfolio company from the viewpoint of the client, without regard to MFS' sales, distribution or other interests. As a matter of policy, MFS will not be influenced by outside sources whose interests conflict with the interest of clients, shareholders or plan participants and beneficiaries and any conflict of interest will be resolved in the interest of the investments on behalf of clients, Fund shareholders or plan participants and beneficiaries.

     Years ago, MFS generally voted its proxies with management, unless there were compelling reasons not to do so, because confidence in management is one of the factors considered in making an investment. In recent years, there have been many proposals in the area of corporate governance, capitalization changes, compensation programs and anti-takeover measures which have provided reasons for voting against management recommendations.

     As a general matter, MFS maintains a consistent voting position with respect to similar proxy proposals made by various firms. However, MFS recognizes that there are gradations in certain types of proposals (e.g., "poison pill" proposals or the potential dilution caused by the issuance of new stock) that may result in different voting positions being taken with respect to the different proxy statements. Some items that are otherwise acceptable are voted against if management is seeking extremely broad flexibility without offering a valid explanation. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. MFS reviews proxy issues on a case-by-case basis, and there are instances where exceptions to the guidelines are warranted. The guidelines, which are outlined below, provide a framework within which the proxies are voted and have proven to be very workable in practice. Ms. Norton has considerable discretion to recommend action on specific proposal in light of the general policy and her review of the specific proposal. These guidelines are reviewed with investment personnel, Mr. Cavan and MFS management each year.

                      -------------------------------

MFS' POLICY ON SPECIFIC ISSUES

         Non-salary compensation programs

     Managements have become increasingly creative and generous with compensation programs involving common stock. The original stock option plans, which called for the optionee to pay the money to exercise the option, are now embellished with no risk benefits such as stock appreciation rights, the use of unexercised options to "buy" stock, and restricted stock at bargain prices. In general, MFS votes against option programs that do not require an investment by the optionee, or that give "free rides" on the stock price.

     Stock option plans are supposed to reward results rather than tenure, so the use of restricted stock is not favored. Restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold. When restricted stock is the subject of a shareholder vote, MFS will strongly consider voting against its use.

     MFS generally votes in favor of stock option plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option plans for employees. More specifically, MFS votes against stock option plans for non-employee directors which involve stock appreciation rights, the use of unexercised options to "buy" stock, and restricted stock at bargain prices. MFS also opposes plans which provide unduly generous compensation for directors or could result in excessive dilution to other shareholders.

     Stock option plans that include options for consultants and other third parties not involved in the management of the company generally are opposed by MFS.

         Anti-takeover measures

     Any measure that inhibits capital appreciation in a stock, including a possible takeover, is cause of a vote against the proposal. These take many forms from "poison pills" and "shark repellents" to board classification and super-majority requirements. In general, any proposal which protects managements from action by shareholders is voted against.

         Reincorporation and Reorganization Proposals

     When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of appropriate management proposals, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

         Social issues

     There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, adhere to some list of goals or principles (e.g., environmental standards) or report on various activities. MFS has tended to side with management in opposing the use of corporate resources to further a particular social objective beyond the charter of the company when no discernible shareholder economic interest in involved.

     The General Laws of The Commonwealth of Massachusetts prohibit the investment of state funds, including retirement system assets, in the following types of investments: (i) financial institutions which directly or through any subsidiary have outstanding loans to any individual or corporation engaged in manufacturing, distribution or sale of firearms, munitions, rubber or plastic bullets, tear gas, armored vehicles or military aircraft for use or deployment in any activity in Northern Ireland, or (ii) any stocks, securities or obligations of any company so engaged.

     Because of these statutory restrictions, it is necessary when voting proxies for securities held in Massachusetts public pension accounts to support the purpose of this legislation. Thus, on issues relating to these questions, it may be necessary to cast ballots differently for these portfolios than MFS might normally do for other accounts.

         Dilution

     Reasons for issuance of stock are many and most are legitimate. When a stock option plan would dilute the existing equity by 15% or more, MFS considers voting against the plan. In cases where management is asking for authorization to issue stock with no reason stated (a "blank check"), MFS is very likely to vote against.

     In many cases, the  authorization for common or preferred stock is simply a
potential   anti-takeover   device,   again  a  reason  to  vote   against   the
authorization.

         Confidential Voting

     MFS generally votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS generally supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm. Preserving the confidential nature of shareholder votes helps to insulate MFS' portfolio managers, research analysts and other employees from inappropriate pressure.

         Independence of Directors

     While MFS acknowledges the potential benefits of a company's inclusion of directors who are "independent" from management, MFS generally opposes shareholder proposals that would require that a majority (or a "super-majority") of a company's board be comprised of "independent" directors. Such proposals could inappropriately reduce a company's ability to engage in certain types of transactions, could result in the exclusion of talented directors who are not deemed "independent", or could result in the unnecessary addition of additional "independent" directors to a company's board.

                          -------------------------------

MONITORING SYSTEM

     It is the responsibility of MFS Fund Treasury to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the proxy coordinator who inputs an acknowledgment of receipt into the ProxyEdge System. Additionally, through an interface with the portfolio holdings database of MFS, ProxyEdge matches a list of all Funds and clients who hold shares of a company's stock and the number of shares held on the record date with ProxyEdge's listing of any upcoming shareholder's meeting of that company. (As noted above, the Proxy Monitor system is used to process proxy votes on behalf of PPS clients' separate accounts.)

     When the ProxyEdge system "tickler" show that the date of a shareholders' meeting is approaching, the proxy coordinator checks that the vote for clients and Funds holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the proxy coordinator calls the custodian (or, with respect to the proxies for the MFSI clients, notifies MFSI so that MFSI can call the custodian) requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

                         -------------------------------

RECORDS RETENTION AND REPORTS

     Proxy solicitation materials, including a photocopy of the proxy card with Ms. Norton's and Mr. Cavan's comments and Mr. Cavan's vote, are sent to the library files. All proxy voting materials and supporting documentation, including records generated by the ProxyEdge and Proxy Monitor systems as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained for six years.

     At any time, a report can be printed by the proxy coordinator for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

     Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (or an appropriate governmental agency) because we consider that information to be confidential and proprietary to the client.

     On an annual basis, Ms. Norton reports at an MFS investment personnel meeting on votes cast during the past year against management on the proxy statements of companies whose shares were held by the Funds and other clients.

                         NEUBERGER BERMAN, LLC

                   NEUBERGER BERMAN MANAGEMENT INC.

                 PROXY VOTING POLICIES AND PROCEDURES

                    Non-Socially Responsive Clients

Introduction and General Principles

     Neuberger Berman, LLC and Neuberger Berman Management Inc. (collectively, "NB") have been delegated the authority and responsibility to vote the proxies of their respective investment advisory clients, including both ERISA and non-ERISA clients.

     NB understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

     NB believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with NB's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations.

     In instances where NB does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.

     In all circumstances, NB will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NB's policies and procedures.

     There may be circumstances under which NB may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities). NB understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of the client and, in the case of an ERISA client, the plan's participants and beneficiaries. NB's decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client's investment and whether this expected effect would outweigh the cost of voting.

Responsibility and Oversight

     NB  has  designated  a  Proxy   Committee  with  the   responsibility   for
     administering and overseeing the proxy voting process, including:

          developing, authorizing, implementing and updating NB's policies and procedures;

          overseeing the proxy voting process; and

          engaging and overseeing any third-party vendors as voting delegate to review, monitor and/or vote proxies.

     Such Proxy Committee will meet as frequently and in such manner as necessary or appropriate to fulfill its responsibilities.

     The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer, a senior portfolio manager and senior members of the Legal and Compliance and Portfolio Administration Departments.

     In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, the Proxy Committee shall appoint an independent subcommittee of the Proxy Committee, which will have full authority to act upon such matter.

     Proxy Voting Guidelines

     NB has determined that, except as set forth below, proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time. A summary of the current applicable ISS proxy voting guidelines is attached to these NB Voting Policies and Procedures as Exhibit A.

     Except as set forth below, in the event the foregoing proxy voting guidelines do not address how a proxy should be voted, the proxy will be voted in accordance with ISS recommendations. In the event that ISS refrains from making a recommendation, the Proxy Committee will follow the procedures set forth in Section V, Paragraph D.

     There may be circumstances under which the Chief Investment Officer, a portfolio manager or other NB investment professional ("NB Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the foregoing proxy voting guidelines or in a manner inconsistent with ISS recommendations. In such event, the procedures set forth in Section V, Paragraph C will be followed.

     Proxy Voting Procedures

     NB will vote client proxies in accordance with a client's specific request even if it is in a manner inconsistent with NB's policies and procedures. Such specific requests must be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.

     At the recommendation of the Proxy Committee, NB has engaged ISS as its voting delegate to:

          research and make voting determinations in accordance with the proxy voting guidelines described in Section III;

          vote and submit proxies in a timely manner;

          handle other administrative functions of proxy voting;

          maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

          maintain records of votes cast; and

          provide recommendations with respect to proxy voting matters in general.

     Except in instances where clients have retained voting authority, NB will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

     Notwithstanding the foregoing, NB retains final authority and fiduciary responsibility for proxy voting.

     Conflicts of Interest

     NB has obtained a copy of ISS Policies, Procedures and Practices regarding potential conflicts of interest that could arise in ISS proxy voting services to NB as a result of business conducted by ISS. NB believes that potential conflicts of interest by ISS are minimized by these Policies, Procedures and Practices, a copy of which is attached hereto as Exhibit B.

     ISS will vote proxies in accordance with the proxy voting guidelines described in Section III or as ISS recommends. NB believes that this process is reasonably designed to address material conflicts of interest that may arise between NB and a client as to how proxies are voted.

     In the event that an NB Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section III or in a manner inconsistent with ISS recommendations, such NB Investment Professional will contact a member of the Proxy Committee and complete and sign a questionnaire in the form adopted by the Proxy Committee from time to time. Such questionnaire will require specific information, including the reasons the NB Investment Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship or other matters that may raise a potential material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner.

The Proxy Committee will review the questionnaire completed by the NB Investment Professional and consider such other matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such other matters in a form adopted by the Proxy Committee from time to time.

In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client or clients, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB Investment Professional. In the event of a determination to vote the proxy as recommended by the NB Investment Professional, an authorized member of the Proxy Committee will instruct ISS to vote in such manner with respect to such client or clients.

In the event that the Proxy Committee determines that the voting of a proxy as recommended by the NB Investment Professional presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee will: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines described in Section III or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

     In the event that the proxy voting guidelines described in Section III do not address how a proxy should be voted and ISS refrains from making a recommendation as to how such proxy should be voted, the Proxy Committee will make a determination as to how the proxy should be voted. After determining how it believes the proxy should be voted, the Proxy Committee will consider such matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such matters in a form adopted by the Proxy Committee from time to time.

In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client, an authorized member of the Proxy Committee will instruct ISS to vote in such manner with respect to such client or clients.

In the event that the Proxy Committee determines that such vote presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee will: (i) disclose such conflict to the client or clients and obtain written direction from the client or clients as to how to vote the proxy; (ii) suggest that the client or clients engage another party to determine how proxies should be voted; or (iii) engage another independent third party to determine how proxies should be voted.

       Material conflicts cannot be resolved by simply abstaining from voting.

  Recordkeeping

NB will maintain records relating to the implementation of these proxy voting policies and procedures, including:

     a copy of these policies and procedures, which shall be made available to clients upon request;

     proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or ISS);

     a record of each vote cast (which ISS maintains on NB's behalf);

     a copy of each questionnaire completed by any NB Investment Professional under Section V above;

     any other document created by NB that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

     each written client request for proxy voting records and NB's written response to any client request (written or oral) for such records.

Such proxy voting books and records shall be maintained in an easily accessible place for a period of five years, the first two by the Proxy Committee member who represents the Portfolio Administration Department.

    Disclosure

Except as otherwise required by law or with the consent of the client, NB has a general policy of not disclosing to any issuer or third party how NB or its voting delegate voted a client's proxy.

                                                Effective June 2003

                                                    Exhibit A

                        ISS Proxy Voting Guidelines Summary

The following is a concise summary of ISS's proxy voting policy guidelines.

                                          Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

 o An auditor has a financial interest in or association with the company, and is therefore not independent

 o   Fees for non-audit services are excessive, or

 o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

                                    Board of Directors

Voting on Director Nominees in Uncontested Elections

     Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

     Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

     Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees

     Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence. Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

                           Shareholder Rights

Shareholder Ability to Act by Written Consent

     Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

     Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

     Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

     Vote AGAINST proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

Confidential Voting

     Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

                                 Proxy Contests

Voting for Director Nominees in Contested Elections

     Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

     Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

                                Poison Pills

     Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

                      Mergers and Corporate Restructurings

     Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

                            Reincorporation Proposals

     Proposals to change a company's state of incorporation should be evaluated on a CASEBY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

                                 Capital Structure

Common Stock Authorization

     Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

     Vote AGAINST proposals to create a new class of common stock with superior voting rights.

     Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

o It is intended for financing purposes with minimal or no dilution to current shareholders

o It is not designed to preserve the voting power of an insider or significant shareholder

                       Executive and Director Compensation

     Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

     Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

        o    Historic trading patterns

        o    Rationale for the repricing

        o    Value-for-value exchange

        o    Option vesting

        o    Term of the option

        o    Exercise price

        o    Participation

  Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

        o    Purchase price is at least 85 percent of fair market value

        o    Offering period is 27 months or less, and

        o    Potential voting power dilution (VPD) is ten percent or less.

     Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

  Shareholder Proposals on Compensation

     Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

                          Social and Environmental Issues

     These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

     In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Concise Global Proxy Voting Guidelines

Following is a concise summary of general policies for voting global proxies. In addition, ISS has country- and market-specific policies, which are not captured below.

    Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

   o  there are concerns about the accounts presented or audit procedures used;
      or

   o the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

   o there are serious concerns about the accounts presented or the audit procedures used;

   o  the auditors are being changed without explanation; or

   o nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

       Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

   o there are serious concerns about the statutory reports presented or the audit procedures used;

   o  questions exist concerning any of the statutory auditors being appointed;
      or

   o the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

   Allocation of Income

Vote FOR approval of the allocation of income, unless:

   o the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

   o    the payout is excessive given the company's financial position.

   Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

     Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

  Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

     Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

     Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

 Amend Quorum Requirements

     Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

  Director Elections

Vote FOR management nominees in the election of directors, unless:

 o there are clear concerns about the past performance of the company or the board; or

 o  the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

Director Compensation

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

        Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

 o there are serious questions about actions of the board or management for the year in question; or

 o  legal action is being taken against the board by other shareholders.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

    Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

o the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

o the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances
      (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

   Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders. Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BYCASE basis.

   Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure. Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

   Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote  proposals  to  increase  blank  check   preferred   authorizations   on  a
CASE-BY-CASE basis.

   Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

   Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

   Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans:

Vote FOR share repurchase plans, unless:

  o   clear evidence of past abuse of the authority is available; or

  o   the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

  Reorganizations/Restructurings:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

  Mergers and Acquisitions:

Vote FOR mergers and acquisitions, unless:

   o the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

   o the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

   Mandatory Takeover Bid Waivers:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

   Reincorporation Proposals:

Vote reincorporation proposals on a CASE-BY-CASE basis.

   Expansion of Business Activities:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

   Related-Party Transactions:

Vote related-party transactions on a CASE-BY-CASE basis.

   Compensation Plans:

Vote compensation plans on a CASE-BY-CASE basis.

   Antitakeover Mechanisms:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

   Shareholder Proposals:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote  AGAINST  proposals  that  limit  the  company's  business   activities  or
capabilities or result in significant costs being incurred with little or no benefit.

                                                     Exhibit B

                                        [GRAPHIC OMITTED][GRAPHIC OMITTED]

                 Policies, Procedures and Practices Regarding
                        Potential Conflicts of Interest

     Although ISS's proxy research covers more than 22,000 companies across 80 markets worldwide, it is rare that we encounter potential conflicts of interest that would preclude us from making a vote recommendation. By applying our voting policies consistently across proxy proposals and by issuing vote recommendations strictly according to policy, potential conflicts of interests are minimized.

     Additionally, we believe that shareholders benefit when issuers use ISS products and services to craft proposals that are consistent with ISS's policies, but we are also aware of the potential conflicts of interest that exist between ISS's proxy advisory service, which provides proxy analyses and vote recommendations to institutional investors, and ISS's corporate services, which provides issuers with information on ISS voting policies.

     To neutralize potential conflicts, ISS has adopted a number of policies and practices to guard against any possible conflicts of interest that could arise:

     Regulatory Oversight-ISS is a Registered Investment Advisor and is subject to the regulatory oversight of the Securities and Exchange Commission under the Investment Advisers Act of 1940. Commission staff has performed audits of ISS, including ISS's policies and procedures with respect to potential conflicts.

     Board Policy-The ISS Board of Directors resolved that the development and application of ISS's proxy voting policies, including without limitation the establishment of voting standards and policies and the making of vote recommendations, is and shall remain solely the responsibility of ISS's management and employees who shall at all times act in accordance with the standards set forth in ISS's Code of Conduct.

     Ownership-ISS will recuse itself from making a vote recommendation in rare cases when an ISS ownership party is the sponsor of a shareholder proposal. When possible, ISS will attempt to engage a qualified third party to perform the proxy analysis and issue an independent recommendation to ISS clients.

     Transparency of Voting Policies-ISS makes its proxy voting policies readily available to issuers and investors. The ISS Proxy Voting Manual, which describes all of ISS's policies and the analytical framework for making vote decisions on every major issue, is available to subscribing institutions and corporations.

Page Two

Policies, Procedures and Practices Regarding

     Potential Conflicts of Interest

     Full Disclosure-Sunlight is the best disinfectant. Therefore, each ISS corporate advisory relationship with an issuer is disclosed to all ISS institutional subscribers who receive a relevant proxy analysis. ISS policy requires every ISS proxy analysis to carry a disclosure statement if any goods or services were sold to the issuer (or were purchased on its behalf by any of the company's agents) within the past 12 months. This legend is added to the research document via a software program just prior to the delivery of the document. As such, the existence of the advisory arrangements is not revealed to the research analysts as they prepare vote recommendations for the meeting. This process insures that the analyst's objectivity won't be compromised. Upon request of a client, ISS will provide all of the details concerning the specific goods and services sold to the issuer, including the price.

     Separate Staffs/Physical Separation-ISS maintains separate staffs for its corporate advisory and proxy analysis operations. The Domestic Research department prepares proxy analyses and vote recommendations. The Corporate Programs department analyzes draft proxies and provides issuers with insights regarding how investors may react to the proposal. These two departments are staffed and managed by different groups of individuals. To avoid accidental discovery of a corporate client, Corporate Programs uses segregated office equipment and information databases.

     No Guarantees-Issuers purchasing corporate advisory services or access to a web-based product sign an agreement that acknowledges that utilization of such services in no way guarantees a positive vote recommendation from ISS's Proxy Advisory Service. (In fact, approximately 25 percent of all issuers who use ISS's services subsequently submit proposals that receive a negative recommendation from ISS's Proxy Advisory Service, a sure indicator that there is no quid pro quo.)

     Blackout Period-Corporate Programs staff will only work with issuers or their representatives when no "live" voting issue is pending. Inquiries from issuers or their advisers that are received while ISS is actively preparing a proxy analysis are routed to the Domestic Research department. This "blackout period" runs from immediately after definitive proxy materials are filed with the SEC through the date of the shareholders' meeting.

     No Backroom Deals-ISS requires issuers to provide written documentation-signed by an executive level manager-before it will incorporate any previously undisclosed information or data into a proxy analysis. These executed documents are referenced or reproduced in the proxy analysis and are available to clients upon request.

     We manage all aspects of our business with the highest level of integrity and take extraordinary care to ensure that complete objectivity is maintained within our research and advisory operations.

                                                       Updated: April 2003


         OppenheimerFunds, Inc.
         498 Seventh Avenue
         New York, New York 10018

         Oppenheimer Funds Portfolio Proxy Voting Policies and Procedures August 1, 2003


     These Portfolio Proxy Voting Policies and Procedures set forth the proxy voting guidelines and procedures adopted by the boards of the Oppenheimer funds to be followed by the Oppenheimer funds in voting proxies relating to securities held by (i) the Oppenheimer funds, and (ii) the funds for which OppenheimerFunds, Inc. ("OFI") is the sub-advisor unless OFI has been directed to the contrary in writing by the fund's adviser.

A.       Accounts for which OFI has Proxy Voting Responsibility

     Under the investment advisory agreement between OFI and each Oppenheimer fund, OFI regularly provides investment advice and recommendations to the fund with respect to its investments, investment policies and the purchase and sale of securities. Voting proxies relating to securities held by the fund ("portfolio proxies") is within OFI's responsibility to supervise the fund's investment program.

     In addition, OFI is the sub-adviser for more than 20 funds across 12 outside fund families. Pursuant to the sub-advisory agreement between OFI and each such fund's advisor, OFI is responsible for portfolio proxy voting unless the adviser has directed OFI to the contrary in writing.

B.       Objective

     o OFI has a fiduciary duty under its investment advisory and sub-advisory agreements to vote portfolio proxies in the best interests of the fund and its shareholders. OFI undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the funds.

     When making proxy voting decisions on behalf of the Funds, OFI adheres to its Proxy Voting Guidelines. These Guidelines set forth OFI's position on routine issues and parameters for assessing non-routine issues.

     In the case of social and political responsibility issues, OFI believes they do not primarily involve financial considerations and OFI abstains from voting on those issues.


C.       Proxy Voting Agent

     OFI has retained Institutional Shareholder Services ("ISS") of Baltimore, Maryland as its proxy voting agent. ISS is a leading proxy research, voting and vote reporting service. OFI has directed the custodian bank for each fund advised or sub-advised by OFI to forward portfolio proxies to ISS.

     ISS apprises OFI electronically via postings to a password-protected website of pending shareholder meetings. ISS votes each fund's portfolio proxies per the Oppenheimer Funds Portfolio Proxy Voting Guidelines. As part of the electronic posting of upcoming shareholder meeting, ISS includes (i) the company's recommended vote for each proposal, (ii) the ISS recommended vote for each proposal, and (iii) any associated ISS research. A designated OFI paralegal is responsible for monitoring the ISS electronic postings, and for conveying the voting instructions of OFI's portfolio managers in those instances where the OFI policy is to vote a particular type of proposal on a case-by-case basis. Although OFI may consider the ISS research and analysis as part of its own review of a proxy proposal, OFI bears ultimate responsibility for how portfolio proxies are voted.

     ISS maintains records of portfolio proxy voting. ISS provides quarterly reports to OFI's Legal Department that include the information required by the SEC rules, including for each voting security owned by each fund:

o        The name of the issuer of the portfolio security;
o        The exchange ticker symbol of the portfolio security;
o        The CUSIP number for the portfolio security;
o        The shareholder meeting date;
o        A brief identification of the matter voted on;
o        Whether the matter was proposed by the issuer or by a security holder;
o        Whether the fund cast its vote on the matter;
o How the fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
o        Whether the fund cast its vote for or against management.

        The ISS reports also include the ISS recommended vote on each proposal.


D.       Proxy Voting Coordinator

     The Proxy Voting Coordinator, who reports to a senior attorney within OFI's Legal Department, is responsible for monitoring proxy voting by the proxy voting agent. The Proxy Voting Coordinator deals directly with the proxy voting agent and, as to questions referred by the proxy voting agent, will solicit recommendations and instructions from OFI's investment professionals, as appropriate. The Proxy Voting Coordinator will review the investment professionals' recommendation with the senior attorney in determining how to vote the portfolio proxy. The Proxy Voting Coordinator is responsible for ensuring that these questions are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting agent.




E.       Conflicts of Interest

     OFI's primary consideration when voting proxies is the financial interests of the Funds and their shareholders. It is possible that a conflict of interest may arise between the interests of the Fund's shareholders and OFI or its directly-controlled affiliates in voting a portfolio proxy. A potential conflict of interest situation may include where an OFI directly-controlled affiliate manages or administers the assets of a pension plan of the company soliciting the proxy, and failure to vote the proxy as recommended by the company's management might harm the OFI affiliate's business relationship with the company. In order to prevent potential conflicts of interest between OFI and its directly-controlled affiliates, OFI and its directly-controlled affiliates each maintain separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. When voting proxies on behalf of Fund shareholders, OFI votes in a manner consistent with the best interest of the Fund and its shareholders, and votes a company's proxies without regard to any other business relationship between OFI (or its directly-controlled affiliates) and the company.



F.       Proxy Voting Guidelines

     The Portfolio Proxy Voting Guidelines adopted by the boards of the Oppenheimer funds are attached. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. The Oppenheimer Funds Portfolio Proxy Voting Guidelines address the issues OFI has most frequently encountered in the past several years.

                   Oppenheimer Funds Portfolio Proxy Voting Guidelines
                                   August 1, 2003



Summary

     With reference to the Proxy Voting Guidelines set forth below, highlights of the Oppenheimer funds' current policies on routine and non-routine proxy proposals may be summarized as follows:

o We vote with the recommendation of the company's management on routine matters, including election of directors nominated by management and ratification of auditors, unless circumstances indicate otherwise.

o In general, we oppose anti-takeover proposals and support elimination of anti-takeover proposals, absent unusual circumstances.

o    We  support   shareholder   proposals  to  reduce  a  super-majority   vote
     requirement.

o    We oppose management proposals to add a super-majority vote requirement.

o We oppose proposals to classify the board of directors. A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year terms and the entire board stands for election each year. We believe classified boards inappropriately limit the ability of shareholders to effect change in a board's composition.

o We support proposals to eliminate cumulative voting. Cumulative voting permits a shareholder to amass (cumulate) all his or her votes for directors and apportion these votes among one, a few, or all of the directors on a multi-candidate slate. We believe cumulative voting promotes special interest candidates who may not represent the interests of all shareholders.

o    We oppose re-pricing of stock options.

o In general, we consider executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect. While we generally support management proposals, we oppose compensation plans we consider to be excessive.

                               Oppenheimer Funds
                            Proxy Voting Guidelines



1.0      The Board of Directors

1.01     Voting on Director Nominees

         Vote FOR each Director Nominee, except:

          Vote against individual Director if he/she attended less than 75% of Board meetings; vote against employee-director who sits on audit, compensation or nominating committee; vote against entire board if company lacks either an audit, compensation or nominating committee; vote against entire Board if company has poor long-term performance (to be reviewed case-by-case).

          Examples  of  poor  long-term  performance  include:  negative  5-year
          annualized  shareholder  return,  or  under-performance   against  the
          company's peer group and/or index for 5 consecutive years.

1.02     Elect Compensation Committee or Audit Committee

         OPPOSE if Committee is not fully composed of Independent Directors.

         An Independent Director is defined as a director that:

     o Has not been employed by the company or any affiliate in an executive capacity within the last five years.

     o Is not a member of a firm that is one of this company's paid advisors or consultants.

     o    Is not employed by a significant customer or supplier of the company.

     o    Does not have a personal services contract with the company.

     o Is not employed by a tax-exempt organization that receives significant contributions from the company.

     o Is not a relative of the management of the company ("relative" defined as a parent, spouse of a parent, child, spouse of a child, spouse, brother or sister, and includes step and adoptive relationships.

     o Has not had any business relationship that would be required to be disclosed under Regulation S-K.

     o a director's fees must be the sole compensation an audit committee member receives from the company.1


1.03     Establish a Nominating Committee

          Oppose if less than all Directors on the Nominating Committee are Independent Directors.

1.04     Limit Composition of Committee(s) to Independent Directors

          Review on a case-by-case basis. Audit, Compensation and Nominating/Corporate Governance Committees shall be fully composed of Independent Directors; a majority of all other Committees shall be composed of Independent Directors.

1.05     Require that Directors' Fees be Paid in Stock

         Vote WITH MANAGEMENT.

1.06     Approve Increase in Board Size

          Consider  on  a  CASE-BY-CASE   basis,  with  consideration  given  to
          maintaining   or   improving   ratio  of   Independent/Non-Independent
          Directors.

1.07     Approve Decrease in Board Size

          SUPPORT     if     maintaining      or     improving      ratio     of
          Independent/Non-Independent Directors.

1.08     Classify Board of Directors

          Vote AGAINST proposal to classify the board of directors.

          Vote FOR proposals to repeal classified boards and to elect all directors annually.

          In addition, if more than 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

          Discussion. A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year terms and the entire board stands for election each year. We believe classified boards inappropriately limit the ability of shareholders to effect change in a board's composition.

1.09     Officers/Directors Liability and Indemnification

         SUPPORT proposal if it conforms to state law.

1.10     Director Age Restrictions

          OPPOSE proposal to impose or lower director age restrictions. We believe management is in the best position to assess whether if a Director is functioning effectively.

1.11     Establish Term Limits for Directors

         Vote WITH MANAGEMENT.

1.12     Mandatory Retirement Age for Directors

         OPPOSE provided there are term limits for Directors.

1.13     Separate CEO & Chairman Positions

          Vote WITH MANAGEMENT. We believe the working relationship between a company and its board is an ordinary business matter to be determined by management in recommending whether to separate the CEO and Chairman positions.

1.14     Require Annual Election of Directors

          Vote FOR. Also support a shareholder proposal that the Independent Directors meet regularly without management.

1.15     Require that a Majority of Directors be Independent

          Vote FOR proposal that a majority of Directors be Independent.

          Consider   proposals  that  more  than  a  majority  of  Directors  be
          Independent on a CASE-BY-CASE basis.

1.16     Establish Director Stock Ownership Requirements

         Vote WITH MANAGEMENT

2.0      Auditors

2.01     Ratify Selection of Auditors

          Vote FOR proposal to ratify selection of auditors, unless the auditor has failed to qualify as independent under the Sarbanes-Oxley Act of 2002. For example, in an effort to reduce conflicts of interest in services performed by audit firms, the Sarbanes-Oxley Act of 2002 prohibits auditors from engaging in nine categories of non-audit services.

2.02     Approve Discharge of Auditors

         Examine on a CASE-BY-CASE  basis.

2.03     Audit Firm Rotation

         Vote AGAINST shareholder proposal asking for audit firm rotation.

     Section 203 of the Sarbanes-Oxley Act adequately addresses rotation, in the context of partner rotation. Section 203 specifies that the lead and concurring partner must be subject to rotation requirements after five years. The rules specify that the lead and concurring partner must rotate after five years and be subject to a five-year "time out" period after rotation. Additionally, certain other significant audit partners are subject to a seven-year rotation requirement with a two-year time out period.

     OFI believes that requiring audit firm rotation, given the few choices remaining among top tier accounting firms, is unduly burdensome.

3.0      Proxy Contest Defenses

3.01     Eliminate Cumulative Voting

         Vote FOR proposal to eliminate cumulative voting.

          Cumulative voting permits a shareholder to amass (cumulate) all his or her votes for directors and apportion these votes among one, a few, or all of the directors on a multi-candidate slate. We believe cumulative voting promotes special interest candidates who may not represent the interests of all shareholders.

3.02     Provide for Confidential Voting

         OPPOSE.

          If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0      Tender Offer Defenses

4.01     Management Proposal to adopt shareholders rights plan ("poison pill")

          These plans are generally adopted to discourage "hostile" advances on a company. In one common type of plan, shareholders are issued rights to purchase shares at a bargain price if a raider acquires a certain percentage of the company's outstanding shares.

          OFI will generally Oppose adopting "poison pill" plans unless the following factors are present: (1) sunset provision of three years; qualifying clause that permits shareholders to redeem the pill in the face of a bona fide tender offer; and record of giving shareholders an opportunity to consider prior tender offers; and (2) absence of other takeover defenses or provisions for independent director review of poison pill, with option to renew poison pill.

4.02     Submit Poison Pill to Shareholder Vote

         Vote FOR.

4.03 Allow Board to use all outstanding capital authorizations in the event of public tender or share exchange offer

         OPPOSE.

4.04     Super-Majority Vote Requirements

          Vote  FOR   shareholder   proposal  to  reduce   super-majority   vote
          requirement.

         Vote AGAINST management proposal to require supermajority vote.

4.05     Anti-Greenmail Amendments

          Greenmail proposals, submitted by both management and shareholders, are aimed at preventing a company from buying a large block of its own stock at an above-market price in order to prevent a takeover or proxy fight. OFI believes greenmail provides no economic benefit to anyone but the greenmailer.

          Vote FOR proposals to adopt anti-greenmail amendments of the company's bylaws or articles of incorporation or that otherwise restrict a company's ability to make greenmail payments.

5.0      Corporate Governance

5.01     Establish Shareholder Advisory Committee

         Vote WITH MANAGEMENT

5.02     Shareholders' Right to Call a Special Meeting

          Vote FOR shareholder proposal to enable shareholders to call special meeting consistent with state statutes.

6.0      Capital Structure

6.01     Increase Authorized Common Stock

          SUPPORT up to 100% of current authorization, in absence of specific need for additional authorization.

6.02     Issue Tracking Stock

          In these situations, a company creates a new class of stock that is tied to a specific segment of the company. The general assumption is that the company as a whole is undervalued. The rationale for the tracking stock is that it enables investors to more effectively analyze the designated segment of the company, leading to a higher overall value for the company.

          OPPOSE if creation of tracking stock is bundled with adverse corporate governance changes.

6.03     Submit Preferred Stock Issuance to Vote

          SUPPORT shareholder proposal to submit preferred stock issuance to shareholder vote.

6.04     Issue "Blank Check" Preferred Stock

          OPPOSE issuance of "blank check" preferred stock, which could be used for the "poison pill" defense.

6.05     Increase Authorization of "Blank Check"  Preferred Stock

          OPPOSE unless: (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.


6.06     Pledge of Assets for Debt (Generally, Foreign Issuers)

          In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300 percent.

          OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100 percent. Any increase beyond 100 percent will require further assessment, with a comparison of the company to its industry peers or country of origin.

7.0      Compensation

          We review compensation proposals on a CASE-BY-CASE basis.

          In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect (see section 7.04, below). While we generally support management proposals, we oppose compensation proposals we believe are excessive, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.

7.01     Employee Stock Purchase Plan

         Vote FOR unless the offering period exceeds 12 months.


7.02     Cash Bonus Plan

          Consider  on  a  CASE-BY-CASE   basis.   In  general,   OFI  considers
          compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

7.03     Non-Employee Director Stock Plans

          Vote in favor if the number of shares reserved is less than 3% of outstanding shares, and the exercise price is 100% of fair market value.

7.04     Executive Stock Based Plans

          OFI generally votes FOR management proposals, unless we believe the proposal is excessive.

          In casting its vote, OFI reviews the ISS recommendation per a "transfer of wealth" binomial formula that determines an appropriate cap for the wealth transfer based upon the company's industry peers.2


7.05     Bonus for Retiring Director

          Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company's accomplishments during the Director's tenure, and whether we believe the bonus is commensurate with the Director's contribution to the company. .

7.06     Proposal to Re-price Stock Options

         OPPOSE.

7.07     Submit Severance Agreement to Shareholder Vote

          Vote AGAINST shareholder proposal to submit severance agreements to shareholder vote.

7.08     Shareholder Proposal to Limit Executive Compensation

         Vote WITH MANAGEMENT

          7.09  Shareholder   Proposal  to  Submit  Executive   Compensation  to
          Shareholder Vote

         Vote WITH MANAGEMENT

          7.10 Treatment of Stock Option Awards: Require Expensing of Stock Options Awards

          Until there is certainty on the required accounting treatment for expensing of stock options, consider shareholder proposals requiring that stock options be expensed on a CASE-BY-CASE basis. Factors we consider typically include the time period over which the options were granted, the methodology for valuing the options, and the impact on the company's balance sheet.

8.0      State of Incorporation

8.01     Proposal to Change the Company's State of Incorporation

          Examine on a CASE-BY-CASE basis taking into account impact of state takeover statutes.

9.0      Mergers and Restructuring

9.01     Mergers and Acquisitions

          Votes on mergers and acquisitions should be considered on a case-by-case basis. Factors considered typically include: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

9.02     Corporate Restructuring

          Votes  on  corporate  restructuring   proposals,   including  minority
          squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

9.03     Spin-offs

          Votes on spin-offs should be considered on a case-by-case basis. Factors considered typically include: tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

9.04     Asset Sales

          Votes on asset sales should be made on a case-by-case basis. Factors considered typically include: the impact on the balance sheet/working capital, value received for the asset, and potential elimination of non-economies of scale.

9.05     Liquidations

          Votes on liquidations should be made on a case-by-case basis. Factors considered typically include: management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

9.06     Appraisal Rights

          Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

9.07     Changing Corporate Name

          Vote WITH MANAGEMENT. We believe this to be an ordinary business matter to be determined by management.

9.08     Severance Agreements that are Operative in Event of Change of Control


          Review    case-by-case,    with    consideration    given    to    ISS
          "transfer-of-wealth" analysis (see footnote to section 7.04, above).




--------
1 Per the proposed NYSE corporate governance standards for listed companies.

1 As part of its binomial formula, ISS considers long-term corporate performance (both absolute and relative to the industry), cash compensation, categorization of the company as emerging, growth or mature, and administrative features (such as whether the administering committee is permitted to re-price out-of-money options without shareholder approval). If ISS determines that the "transfer of shareholder wealth" (the dollar cost to shareholders of the executive compensation plan) would be excessive under its model, ISS will recommend a vote against the executive stock-based compensation plan.

                      Pacific Investment Management Company LLC
                      Proxy Voting Policies and Procedures

The following are general proxy voting policies and procedures ("Policies and Procedures") adopted by Pacific Investment Management Company LLC ("PIMCO"), an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act").1 PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") and separate investment accounts for other clients.2 These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission ("SEC") and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO's Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), as set forth in the Department of Labor's rules and regulations.3

PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. PIMCO's authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client's assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.4

Set forth below are PIMCO's Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

General Statements of Policy

These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

PIMCO may abstain from voting a client proxy under the following  circumstances:
(1) when the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

Conflicts of Interest

PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action:

     1.   convening an ad-hoc committee to assess and resolve the conflict;5

     2. voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;

     3.   voting  the  proxy  in  accordance  with  the   recommendation  of  an
          independent third-party service provider;

     4. suggesting that the client engage another party to determine how the proxies should be voted;

     5.   delegating the vote to an independent third-party service provider; or

     6. voting in accordance with the factors discussed in these Policies and Procedures.

PIMCO will document the process of resolving any identified material conflict of interest.





Reporting Requirements and the Availability of Proxy Voting Records

Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client's proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client's proxies is available upon request.

PIMCO Record Keeping

PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

Review and Oversight

PIMCO's proxy voting procedures are described below. PIMCO's Compliance Group will provide for the supervision and periodic review, no less than on a quarterly basis, of its proxy voting activities and the implementation of these Policies and Procedures.

Because PIMCO has contracted with State Street Investment Manager Solutions, LLC ("IMS West") to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

     1. Transmit Proxy to PIMCO. IMS West will forward to PIMCO's Middle Office Group each proxy received from registered owners of record (e.g., custodian bank or other third party service providers).

     2. Conflicts of Interest. PIMCO's Middle Office Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to the appropriate portfolio manager for consideration. However, if a conflict does exist, PIMCO's Middle Office Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

     3. Vote. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO's Middle Office Group.

     4. Review. PIMCO's Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO's Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager's decision as to how it should be voted.

     5. Transmittal to Third Parties. IMS West will document the portfolio manager's decision for each proxy received from PIMCO's Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO's response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

     6. Information Barriers. Certain entities controlling, controlled by, or under common control with PIMCO ("Affiliates") may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO's agents are prohibited from disclosing information regarding PIMCO's voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

Categories of Proxy Voting Issues

In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders' best interests, and therefore in the best economic interest of PIMCO's clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client's proxies.

         Board of Directors

     1. Independence. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

     2. Director Tenure and Retirement. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board's stability and continuity.

     3. Nominations in Elections. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board;
          (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer's securities.

     4.   Separation  of Chairman  and CEO  Positions.  PIMCO may  consider  the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board's ability to review and oversee management's actions; and (ii) any potential effect on the issuer's productivity and efficiency.

     5. D&O Indemnification and Liability Protection. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases where a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

     6. Stock Ownership. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors:
          (i) the benefits of additional  vested interest in the issuer's stock;
          (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.



         Proxy Contests and Proxy Contest Defenses

     1. Contested Director Nominations. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management's track record; (iv) the issuer's long-term financial performance within its industry; (v) assessment of what each side is offering shareholders;
          (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

     2. Reimbursement for Proxy Solicitation Expenses. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

     3. Ability to Alter the Size of the Board by Shareholders. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

     4. Ability to Remove Directors by Shareholders. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

     5. Cumulative Voting. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director's ability to work for all shareholders.

     6. Supermajority Shareholder Requirements. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer's charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

         Tender Offer Defenses

     1. Classified Boards. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer;
          (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

     2. Poison Pills. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and
          (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

     3. Fair Price Provisions. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

         Capital Structure

     1. Stock Authorizations. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

     2. Issuance of Preferred Stock. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

     3. Stock Splits. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer's existing authorized shares; and (ii) the industry that the issuer is in and the issuer's performance in that industry.

     4. Reversed Stock Splits. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer's existing authorized stock; and
          (ii) issues related to delisting the issuer's stock.

         Executive and Director Compensation

     1. Stock Option Plans. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.



     2. Director Compensation. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer's shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

     3. Golden and Tin Parachutes. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

         State of Incorporation

     StateTakeover Statutes. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer's board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

         Mergers and Restructurings

     1. Mergers and Acquisitions. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer's shareholders.

     2. Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management's efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

         Investment Company Proxies

For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (e.g., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client;
(ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

     1. Election of Directors or Trustees. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund's performance.

     2. Converting Closed-end Fund to Open-end Fund. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund's shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

     3. Proxy Contests. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

     4. Investment Advisory Agreements. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective; (iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

     5. Policies Established in Accordance with the 1940 Act. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

     6. Changing a Fundamental Restriction to a Non-fundamental Restriction. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund's portfolio.

     7. Distribution Agreements. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor's reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

     8. Names Rule Proposals. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

     9. Disposition of Assets/Termination/Liquidation. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund's past performance; and (iii) the terms of the liquidation.

     10. Changes to Charter Documents. PIMCO may consider the following when voting on a proposal to change a fund's charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

     11. Changing the Domicile of a Fund. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and
          (iii) the increased flexibility available.

     12. Change in Fund's Subclassification. PIMCO may consider the following when voting on a change in a fund's subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

         Distressed and Defaulted Securities

     1. Waivers and Consents. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

     2. Voting on Chapter 11 Plans of Liquidation or Reorganization. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.


        Miscellaneous Provisions

     1. Such Other Business. Proxy ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before the meeting." PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to "transact such other business as may properly come before the meeting": (i) whether the board is limited in what actions it may legally take within such authority; and
          (ii) PIMCO's responsibility to consider actions before supporting them.

     2. Equal Access. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

     3. Charitable Contributions. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer's resources that could have been used to increase shareholder value.

     4. Special Interest Issues. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management's responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client's instruction to vote proxies in a specific manner and/or in a manner different from these Policies and
          Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

                                                     * * * * *



     --------

     1 These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. See Proxy Voting by Investment Advisers, IA Release No. 2106 (January 31, 2003).

     2 These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.

     3    Department  of Labor  Bulletin  94-2,  29 C.F.R.  2509.94-2  (July 29,
          1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client's account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.

     4 For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients.

     5 Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

                                  PIMCO EQUITY
                                   ADVISORS



PIMCO Equity Advisors LLC

Proxy Voting Policy and Procedures

Version 1.2 - Effective August 1, 2003

Allianz Dresdner Asset Management of America L.P.

ADAM Proxy Voting Policy and Procedures

General Policy

Allianz Dresdner Asset Management of America L.P. and its subsidiaries (collectively, "ADAM Advisers") vote proxies as part of its authority to manage, acquire, and dispose of account assets, unless the client has explicitly reserved the authority for itself. When voting proxies, ADAM Advisers' primary objective is to make voting decisions solely in the best interests of its clients. ADAM Advisers will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients' accounts.

This policy sets forth the general standards for proxy voting whereby an ADAM Adviser has authority to vote its client's proxies with respect to portfolio securities held in the accounts of its clients for whom it provides discretionary investment management services.

The general policy contains the following standards for each ADAM Adviser:

o        Exercising responsibility for voting decisions

o Obligation to vote must be clearly established based on written guidelines

o        Resolving conflicts of interest

o        Making appropriate disclosures to clients

o        Creating and maintaining appropriate records

o        Providing clients access to voting records

o        Outsourcing the proxy voting administrative process


Responsibility for Voting Decisions


Chief Investment Officer

Exercise of shareholder voting rights is an investment decision. Accordingly, it is the responsibility of the Chief Investment Officer of the ADAM Adviser to ensure that voting decisions are organized and conducted in accordance with portfolio objectives, and any applicable legal requirements and client expectations, if any. In order to ensure that this obligation is carried out, the Chief Investment Officer of each ADAM Adviser (or line of business, if appropriate) shall designate an employee or a committee to be responsible for all aspects of the exercise of shareholder rights (the "Proxy Committee").

Proxy Committee

The Proxy Committee shall be governed by this policy and will perform the following duties:

o Execute or engage a third party service provider to vote proxies in accordance with the Company's guidelines;

o Document, in the form of a report, the resolution of any conflicts of interest between the ADAM Adviser and its clients, and provide or make available, adequate documentation to support that conflicts were resolved in a fair, equitable and consistent manner that is in the interest of clients;

o Approve and monitor the outsourcing of voting obligations to third-parties; and

o Oversee the maintenance of records regarding voting decisions in accordance with the standards set forth by this policy.

The Proxy Committee shall review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third party services.

Obligation to Vote Must be Clearly Established

When an investment management or client relationship is established, the obligation of the ADAM Adviser to vote may be inherent in the relationship or, in some cases, implied as a matter of law. In some situations, the client may prefer to vote (or direct the voting) for portfolio securities.

ADAM Adviser's obligation with respect to voting rights should be explicitly identified in each client Investment Advisory Agreement. A specific clause in the agreement should explain the rights of each party as well as identify if any Proxy Voting Service is used.

Voting Proxies

Written Voting Guidelines

Each ADAM Adviser must establish general voting guidelines for recurring proposals ("Voting Guidelines"). (See Appendix No. 3 for reference.)

Flexibility

The Voting Guidelines should address routine as well as significant matters commonly encountered. The Voting Guidelines should permit voting decisions to be made flexibly while taking into account all relevant facts and circumstances.

Cost-Benefit Analysis Involving Voting Proxies

An ADAM Adviser shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, an ADAM Adviser may refrain from voting a proxy on behalf of its clients' accounts.

In addition, an ADAM Adviser may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on the ADAM Advisers' ability to vote such a proxy. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner's ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

Resolving Conflicts of Interest

An ADAM Adviser may have conflicts that can affect how it votes its clients' proxies. For example, the ADAM Adviser may manage a pension plan whose management is sponsoring a proxy proposal. An ADAM Adviser may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, the ADAM Adviser may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interests of the client affected by the shareholder right. For this reason, ADAM Advisers shall not vote shares held in one client's account in a manner designed to benefit or accommodate any other client.

In order to prevent potential conflicts between ADAM affiliates and ADAM group companies, all ADAM Advisers maintain separate and distinct investment decision-making processes, including proposed or actual actions with respect to corporate governance matters affecting portfolio holdings. All ADAM Advisers have implemented procedures to prevent the sharing of business and investment decision objectives, including Proxy Voting decisions.

In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of each ADAM Adviser shall designate an employee or a proxy committee to be responsible for addressing how the ADAM Adviser resolves such material conflicts of interest with its clients.


Making Appropriate Disclosures to Clients

ADAM Advisers shall provide clients with a summary of this policy in the form of a general Proxy Voting Policy Statement (See Appendix No. 1). The delivery of this statement can be made in Part II of Form ADV or under separate cover. In the initial year of adoption of this policy, a letter should accompany Form ADV that advises clients of the new disclosure. (See Appendix No. 2 for a sample letter).

Creating and Maintaining Appropriate Records

Recordkeeping Requirements

In keeping with applicable law1, ADAM Advisers' recordkeeping requirements are as follows:

o        Copies of the ADAM Advisers Proxy Voting Policy and Procedures;

o Copies or records of each proxy statement received with respect to clients' securities for whom an ADAM Adviser exercises voting authority; Records of votes cast on behalf of clients;

o Records of each vote cast as well as certain records pertaining to the ADAM Adviser's decision on the vote;

o        Records of written client request for proxy voting information;

Records of written responses from the ADAM Adviser to either written or oral client request;

Retention of Records

Records are kept for at least six years following the date that the vote was cast. An ADAM Adviser may maintain the records electronically. Third party service providers may be used to maintain proxy statements and proxy votes.

Providing Clients Access to Voting Records


Access by Clients

Generally, clients of an ADAM Adviser have the right, and shall be afforded the opportunity, to have access to records of voting actions taken with respect to securities held in their respective account or strategy.

Shareholders and unit-holders of commingled funds managed by an ADAM Adviser shall have such access to voting records pursuant to the governing documents of the commingled fund.

Access by Third Parties

Voting actions are confidential and may not be disclosed to any third party except as may be required by law or explicitly authorized by the client.

Outsourcing The Proxy Voting Process

To assist in the proxy voting process, an ADAM Adviser may retain an independent third party service provider to assist in providing in-depth research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided to an ADAM Adviser should offer a variety of fiduciary-level, proxy-related services to assist in its handling of proxy voting responsibilities and corporate governance-related efforts.



-----------------------------------------------------------------------------
Endnotes

1 SEC rule 206(4)-6 [17CFR 275.206(4)-6] and amendments to rule 204-2
  [17-CFR 275.204-2] under the Investment Advisers Act of 1940
  [15 U.S.C. 80b] ("Advisers Act" or "Act")

                                   Appendix No. 1

                            Part II Form ADV Disclosure



General Proxy Voting Policy

PIMCO Equity Advisors LLC (the "Company") typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, the Company's primary objective is to make voting decisions solely in the best economic interests of its clients. The Company will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients' accounts.

The Company has adopted written Proxy Policy Guidelines and Procedures (the "Proxy Guidelines") that are reasonably designed to ensure that the Company is voting in the best interest of its clients. The Proxy Guidelines reflect the Company's general voting positions on specific corporate governance issues and corporate actions. Some issues may require a case by case analysis prior to voting and may result in a vote being cast that will deviate from the Proxy Guideline. Upon receipt of a client's written request, the Company may also vote proxies for that client's account in a particular manner that may differ from the Proxy Guideline. Deviation from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

In accordance with the Proxy Guidelines, the Company may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy. The Company may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. In addition, the Company may refrain from voting a proxy on behalf of its clients' accounts due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers, timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, the Company may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on the Company's ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person,
(iv) restrictions on foreigner's ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

To assist in the proxy voting process, the Company may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in the Company's handling of proxy voting responsibilities.




Conflicts of Interest

The Company may have conflicts of interest that can affect how it votes its clients' proxies. For example, the Company or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which the Company votes its clients' proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of the Company may designate an employee or a proxy committee to be responsible for addressing how the Company resolves such material conflicts of interest with its clients.

To obtain a copy of the Policy Guidelines or to obtain information on how your account's securities were voted, please contact your account representative.

                                      Appendix No. 2

                 Sample letter to accompany Proxy Voting Policy Statement



   Insert: Date



   Insert: Client name and address



   Reference: Proxy Voting Policy and Procedure



   Dear Client:



On January 31, 2003 the SEC adopted a new rule 206(4)-6, "Proxy Voting" under the Investment Advisers Act of 1940. The new rule is designed to prevent material conflicts of interest from affecting the manner in which advisers vote its clients' proxies. The new rule requires SEC-registered investment advisers that have authority to vote clients' proxies to adopt written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, including procedures to address any material conflict that may arise between the interest of the adviser and its clients. The adviser must describe these policies and procedures to clients upon their request, and disclose to clients how they can obtain information from the adviser about how the adviser has voted their proxies.

In keeping with the disclosure requirements of the new SEC rule we are enclosing a copy of the Company's most recent Form ADV Part II, which includes a description of the Company's Proxy Voting procedures in the form of a General Proxy Voting Policy Statement.

Should you have any questions, please do not hesitate to contact me at insert phone #.



   Sincerely,

                                                           PIMCO EQUITY
                                                             ADVISORS


                               Appendix No. 3
                            PIMCO Equity Advisors
                           Proxy Voting Guidelines



Table of Contents


Proposal
No.      Description                                                                            Pg. No.




Auditor Related..................................................................................5
101......Ratification of Auditors
102.     Auditor Indemnification

Board of Directors...............................................................................5
201......Election of Board of Directors
202.     Board Independence
203.     Changes in Board Size
204.     Cumulative Voting
205.     Director Duties and Stakeholder Laws
206.     Director Indemnification and Liability Protection
207.     Key Committee Composition

Compensation Related.............................................................................6
301......Employee Stock Ownership Plans (ESOP)
302.     Executive/Director/Outside Director Stock Option Plans
303.     401k Employee Benefit Plans
304.     Golden Parachutes
305.     Director Fees
306.     Pension Fund Credits

Capital Structure................................................................................7
401......Authorization of Additional Common Stock
402.     Authorization of Additional Preferred Stock
403.     Issuance of Additional Debt
404.     Reduction of Shares
405.     Share Repurchase Programs
406.     Preemptive Rights
407.     Adjustments to Par Value of Common Stock
408.     Debt Restructurings






Proxy Voting Guidelines
Table of Contents (Continued)


Proposal
No.      Description                                                                           Pg. No.




Corporate Transactions...........................................................................8
501......Mergers and Acquisitions
502.     Asset Sales
503.     Changing Corporate Name
504.     Corporate Restructurings
505.     Liquidations
506.     Spin-Offs

Anti-Takeover Defenses and Related Proposals.....................................................9
601......Greenmail
602.     Poison Pills
603.     Supermajority Shareholder Vote Requirements
604.     Classified Boards
605.     Fair Price Provisions
606.     Unequal Voting Rights
607.     Reincorporation/Exemption from Takeover Laws

Other...........................................................................................10
901......Annual Meetings
902.     Confidential Voting, Independent Tabulations and Inspections
903.     Disgorgement Provisions
904.     Mutual Fund Issues
905.     Share-Blocking
906.     Shares Out on Loan








Proxy Voting Guidelines
Table of Contents (Continued)


Proposal
No.      Description                                                                           Pg. No.




Auditor Related.................................................................................12
SP-101...Ratification of Auditors
SP-102.  Independence of Auditors
SP-103.  Audit Firm Rotation

Board of Directors..............................................................................12
SP-201...Minimum Director Stock Ownership
SP-202.  Board Independence
SP-203.  Age Limits
SP-204.  Cumulative Voting
SP-205.  Director Duties and Stakeholder Laws
SP-206.  Director Attendance at Annual Meetings
SP-207.  Key Committee Composition
SP-208.  Limit Director Tenure

Compensation Related............................................................................13
SP-301...Holding Periods
SP-302.  Future Stock Option Awards
SP-303.  Accounting Treatment of Stock Option Awards
SP-304.  Golden Parachutes
SP-305.  Limits on Executive and Director Compensation
SP-306.  Requests for Additional Disclosure of Executive Compensation
SP-307.  Reports on Executive Retirement Benefits

Capital Structure...............................................................................13
SP-401...Preemptive Rights
SP-402.  Authorization of Blank Check Preferred Stock

Corporate Transactions..........................................................................14
SP-501...Rights of Appraisal

Anti-Takeover Defenses and Related Proposals....................................................14
SP-601...Greenmail
SP-602.  Poison Pills
SP-603.  Supermajority Shareholder Vote Requirements
SP-604.  Classified Boards
SP-605.  Fair Price Provisions
SP-606.  Equal Access
SP-607.  Reincorporation/Exemption from Takeover Laws






Proxy Voting Guidelines
Table of Contents (Continued)


Proposal
No.      Description                                                                           Pg. No.




Proxy Contest Defenses..........................................................................14
SP-701...Shareholders' Right to Call Special Meetings
SP-702.  Shareholder Action by Written Consent
SP-703.  Shareholders' Ability to Remove or Elect Directors

Social and Environmental Issues.................................................................15
SP-801...Environmental Issues / CERES Principles
SP-802.  Northern Ireland (MacBride Principles)
SP-803.  South Africa (Statement of Principles)
SP-804.  Other Political/Social/Special Interest Issues

Other...........................................................................................15
SP-901...Annual Meetings
SP-902.  Confidential Voting, Independent Tabulations and Inspections
SP-903.  Abstention Votes
SP-904.  Existing Dual Class Companies
SP-905.  Special Reports/Additional Disclosure
SP-906.  Lack of Information
SP-907.  Shareholder Advisory Committee

-------------------------------------------------------------------------------


                                                           PIMCO EQUITY
                                                            ADVISORS




-------------------------------------------------------------------------------
GUIDELINES FOR VOTING ON MANAGEMENT PROPOSALS

PIMCO Equity Advisors ("PEA") will generally vote on management proposals as follows:


AUDITOR RELATED

101. Ratification of Auditors: PEA will generally vote for management proposals to ratify the selection of auditors unless:

o        The audit firm is not independent in fact or appearance;
o The audit firm has rendered an opinion that is publicly known to not be an indication of the company's true financial position; or
o There are significant doubts that have been publicly raised regarding the audit firm's integrity or objectivity.

102. Auditor  Indemnification:   PEA  will  generally  vote  against  management
     proposals to indemnify the auditors.


BOARD OF DIRECTORS
-------------------------------------------------------------------------------

201. Election of Board of Directors: PEA will generally vote with management for the routine election of directors unless:

a. There are clear concerns due to the company having displayed a record of poor performance;
b.       The board fails to meet minimum corporate governance standards
         (e.g., performance-based executive compensation, board independence, takeover activity); or
c.       Criminal activity by the board or a particular board nominee.

202. Board Independence: PEA will generally vote for management proposals that require the board of directors to be comprised of a majority of independent or unaffiliated directors.

203. Changes in Board Size: PEA will generally vote for management proposals that seek to fix board size and will generally vote against management proposals that give management the ability to change the size of the board without shareholder approval.

-------------------------------------------------------------------------------

204. Cumulative Voting: PEA will generally vote on a case-by-case basis for management proposals regarding cumulative voting.

205. Director Duties and Stakeholder Laws: PEA will generally vote against management proposals to allow the board of directors to consider the interests of stakeholders (constituencies other than shareholders), unless such proposals are considered in the context of the company's commitment to shareholders.

206. Director Indemnification and Liability Protection: PEA will generally vote in favor of management proposals to limit Directors' liability and to broaden their indemnification.

     PEA will generally vote against management proposals that would broaden the Directors' indemnification that would cover acts of absolute negligence or proposals that would cover expenses for monetary damages of directors and officers that violate the duty of care standard.

207. Key Committee Composition: PEA will generally vote for management proposals that require all members of the compensation and nominating committees to be comprised of independent or unaffiliated directors.

--------------------------------------------------------------------------------

COMPENSATION RELATED

301. Employee Stock Ownership Plans (ESOP): PEA will generally vote for management proposals to establish ESOPs or increase authorized shares for existing ESOP's provided that the following criteria are met:

         a.       The purchase price is at least 85% of fair market value;
         b.       The offering period is 27 months or less;
         c.       Voting power dilution is no more than 10%.

302. Executive/Director/Outside Director Stock Option Plans: PEA will evaluate management stock option plan proposals on a case-by-case basis. When reviewing such compensation plans, PEA will generally consider the following criteria:

     a.   That the dilution of existing shares is no more than 5%;

     b.   That the stock option plan is incentive-based;

     c. That the stock option plan does not allow for discounted stock options;

     d. For mature companies, that the stock option plan does not constitute more than 5% of the outstanding shares at the time of approval;

     e. For growth companies, that the stock option plan does not constitute more than 10% of the outstanding shares at the time of approval.

303. 401k Employee Benefit Plans: PEA will generally vote for management proposals to implement a 401(k) savings plan for its employees.

----------------------------------------------------------------------------
COMPENSATION RELATED (CONTINUED)

304. Golden Parachutes: PEA will generally vote for management proposals that require shareholder approval of golden parachutes and will vote for management proposals to limit golden parachutes.

305. Director Fees: PEA will generally vote for management proposals to award directors fees unless the amounts are excessive relative to similar industries and country.

306. Pension Fund Credits: PEA will generally vote against management proposals that include pension fund credits in earnings when determining executive compensation.

-------------------------------------------------------------------------------

CAPITAL STRUCTURE

401. Authorization of Additional Common Stock: PEA will generally vote for management proposals to increase the authorization of common stock if a clear and legitimate business purpose is stated and the increase in authorization does not exceed 100% of shares currently authorized. PEA will generally vote against management proposals to increase the authorized common stock if it will carry preemptive rights or supervoting rights.

     PEA will generally vote for management proposals to increase common share authorization for a stock split as long as authorized shares following the split do not exceed 100% of existing authorized shares.

402. Authorization of Additional Preferred Stock: PEA will generally vote for management proposals to create a new class of preferred stock or for proposals to allow for the issuance of additional shares of preferred stock unless:

     a.   The proposal is for the issuance of blank check preferred stock;

     b. The issuance of preferred stock is greater than 50% of current issued capital;

     c. The newly created preferred stock would have unspecified rights, i.e. voting, conversion, dividend distribution rights;

     d. The additional preferred shares will be used as part of a takeover defense.

403. Issuance  of  Additional  Debt:  PEA will  generally  vote  for  management
     proposals  to  issue   additional   debt   provided   that  the   company's
     debt-to-equity ratio is between zero and one hundred percent.

     PEA  will   evaluate   proposals   on  a   case-by-case   basis  where  the
     debt-to-equity ratio is greater than one hundred percent and will use comparisons to similar industry standards.

--------------------------------------------------------------------------------
CAPITAL STRUCTURE (CONTINUED)

404. Reduction of Shares: PEA will generally vote for management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stocks, provided that such proposals offer a clear and legitimate business purpose.

     PEA will generally vote for management proposals to implement a reverse stock split provided that management proportionately reduces the authorized shares that are in the corporate charter.

405. Share Repurchase Programs: PEA will generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

406. Preemptive Rights: PEA will generally vote for management proposals to eliminate preemptive rights.

407. Adjustments to Par Value of Common Stock: PEA will generally vote for management proposals to reduce the par value of common stock.

408. Debt Restructurings: PEA will evaluate debt restructuring management proposals (involving additional common and/or preferred share issuances) on a case-by-case basis. PEA will generally consider the following criteria:

     a.   Reasonableness of the dilution;

     b. The impact that the restructuring and determining if it will be beneficial to existing shareholders;

     c.   The threat of bankruptcy.


CORPORATE TRANSACTIONS
--------------------------------------------------------------------------------

501. Mergers  and  Acquisitions:   PEA  will  evaluate  merger  and  acquisition
     management proposals on a case-by-case basis. PEA will generally consider the following factors:

     a.   Anticipated financial and operating benefits;

     b.   Offer price (cost vs. premium);

     c.   Prospects of the combined companies;

     d.   How the deal was negotiated:

     e. Changes in corporate governance and their impact on shareholder rights;

     f.   Corporate restructuring;

     g.   Spin-offs;

     h.   Asset sales;

     i.   Liquidations;

     j.   Rights of appraisal.

--------------------------------------------------------------------------------
CORPORATE TRANSACTIONS (CONTINUED)

502. Asset Sales: PEA will evaluate asset sale management proposals on a case-by-case basis by generally assessing the impact on the balance sheet / working capital and value received for the asset.

503. Changing Corporate Name: PEA will generally vote for management proposals regarding corporate name changes.

504. Corporate   Restructurings:   PEA  will  evaluate  corporate  restructuring
     management proposals on a case-by-case basis which would include minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales.

505. Liquidations: PEA will evaluate liquidation proposals by management on a case-by-case basis and will review management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

506. Spin-Offs: PEA will evaluate spin-off proposals on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

-------------------------------------------------------------------------------

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS

601. Greenmail: PEA will generally vote for management proposals to prohibit payment of greenmail, defined as the practice of repurchasing shares from a bidder at an above-market price in exchange for the bidder's agreement not to acquire the target company. PEA will generally vote against management proposals to adopt anti-takeover greenmail provisions.

602. Poison Pills: A poison pill is a strategic move by a takeover-target to make its stock less attractive. A target company with a "pill" (also known as a shareholder rights plan) usually distributes warrants or purchase rights that become exercisable when a triggering event occurs.

     PEA will evaluate poison pill management proposals on a case-by-case basis by considering the following factors:

     a.   Best interest of the existing shareholders;

     b.   The current salaries of the target companies' officers;

     c.   Repurchase price for the shares by the target company;

     d.   Amount of cash invested in target company;

     e.   Percentage of ownership by target company management;

     f.   Perks for target company senior management;

     g.   Attitude toward tax deferral benefiting target company management;

     h.   Target company's employee expenses.

-------------------------------------------------------------------------------
ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS (CONTINUED)

     PEA will generally vote for management proposals to require shareholder ratification of poison pills or that request the board of directors to redeem poison pills.

603. Supermajority Shareholder Vote Requirements: PEA will generally vote for management proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws as well as approve mergers, acquisitions or other business combinations and will generally vote against management proposals to require a supermajority vote on such matters.

604. Classified Boards: PEA will generally vote for management proposals to eliminate a classified board of directors and will generally vote against management proposals to classify the board.

605. Fair Price Provisions: PEA will generally vote for management proposals to adopt or amend fair price provisions provided that the proposal does not include a shareholder vote requirement that exceeds the majority of disinterested shares.

606. Unequal Voting Rights: PEA will generally vote against management proposals for dual class exchange offers and dual class recapitalizations.

607. Reincorporation/Exemption from Takeover Laws: On a case-by-case basis, PEA will evaluate management proposals to opt out of state/country takeover laws and management proposals to reincorporate into a state which has more stringent anti-takeover and related provisions.

OTHER
-------------------------------------------------------------------------------

901. Annual Meetings: PEA will generally vote for management proposals that relate to the conduct of the annual meeting except those proposals which relate to the "transaction of such other business which may come before the meeting".

902. Confidential Voting, Independent Tabulations and Inspections: PEA will generally vote for management proposals to adopt confidential voting, use independent tabulators, and use independent election inspectors. PEA will generally vote against management proposals to repeal such provisions.

903. Disgorgement Provisions: Disgorgement provisions stipulate that an acquirer pay back profits from the sale of stock purchased two years prior to achieving control status. PEA will evaluate proposals to opt out of such provisions on a case-by-case basis.

-------------------------------------------------------------------------------
OTHER (CONTINUED)

904. Mutual Fund Issues: PEA will evaluate the following mutual fund issues on a case-by-case basis:

     a.   Approve the merger of the funds;

     b.   Approve investment advisory agreement;

     c.   Change in fundamental investment policy;

     d.   Approve/amend sub-advisory agreement;

     e.   Approve conversion from closed-end to open-end fund.

905. Share-Blocking: PEA will generally not vote proxies in countries where there is "share-blocking."

906. Shares Out on Loan:  Proxies are not  available to be voted when shares are
     out  on  loan  through  client  securities   lending  programs  with  their
     custodians.

-------------------------------------------------------------------------------
GUIDELINES FOR VOTING ON SHAREHOLDER PROPOSALS

PEA will generally vote on shareholder proposals as follows:


AUDITOR RELATED

SP-101. Ratification of Auditors: PEA will generally vote for shareholder proposals to require shareholder ratification of auditors.

SP-102. Independence of Auditors: PEA will generally vote against shareholder proposals with respect to prohibiting auditors from engaging in non-audit services.

SP-103. Audit Firm Rotation: PEA will generally vote against shareholder proposals asking for audit firm rotation.


BOARD OF DIRECTORS
-------------------------------------------------------------------------------

SP-201. Minimum Director Stock Ownership: PEA will generally vote against shareholder proposals requiring directors to own a certain number of shares in order to qualify as a director or to remain on the board.

SP-202. Board Independence: PEA will generally vote for shareholder proposals that require the board of directors to be comprised of a majority of independent or unaffiliated directors.

SP-203. Age Limits: PEA will generally vote against shareholder proposals to impose a mandatory retirement age for directors.

SP-204. Cumulative Voting: PEA will evaluate shareholder proposals regarding cumulative voting on a case-by-case basis.

SP-205. Director Duties and Stakeholder Laws: PEA will generally vote against shareholder proposals to allow the board of directors to consider the interests of stakeholders (constituencies other than shareholders), unless such proposals are considered in the context of the company's commitment to shareholders.

SP-206. Director Attendance at Annual Meetings: PEA will generally vote against shareholder proposals for mandatory director attendance at the annual shareholder meeting.

SP-207. Key Committee Composition: PEA will generally vote for shareholder proposals that require all members of the compensation and nominating committees be comprised of independent or unaffiliated directors.

-------------------------------------------------------------------------------
BOARD OF DIRECTORS (CONTINUED)

SP-208. Limit Director Tenure: PEA will generally vote against shareholder proposals to limit the tenure of outside directors.


COMPENSATION RELATED
--------------------------------------------------------------------------------

SP-301. Holding Periods: PEA will generally vote against shareholder proposals that require companies to adopt full tenure stock holding periods for executives.

SP-302. Future Stock Option Awards: PEA will generally vote against shareholder proposals to ban future stock option grants to executives.

SP-303. Accounting Treatment of Stock Option Awards: PEA will generally vote for shareholder proposals requesting that stock options be expensed.

SP-304. Golden Parachutes: PEA will generally vote for shareholder proposals to require shareholder approval of golden parachutes and will vote against shareholder proposals that would set limits on golden parachutes.

SP-305. Limits on Executive and Director Compensation: PEA will generally vote against shareholder proposals to limit executive and director compensation.

SP-306. Requests for Additional Disclosure of Executive Compensation: PEA will generally vote against shareholder proposals that require additional disclosure for executive and director compensation above and beyond the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

SP-307.  Reports  on  Executive  Retirement  Benefits  (deferred   compensation,
         split-dollar life insurance, SERPs, and pension benefits): PEA will generally vote for shareholder proposals that require companies to report on their executive retirement benefits provided that any cost with such reporting is within reason.


CAPITAL STRUCTURE
-------------------------------------------------------------------------------

SP-401. Preemptive Rights: PEA will generally vote against shareholder proposals that seek preemptive rights.

SP-402. Authorization of Blank Check Preferred Stock: PEA will generally vote for shareholder proposals that require shareholder approval prior to the issuance of blank check preferred stock.

-------------------------------------------------------------------------------
CORPORATE TRANSACTIONS

SP-501. Rights of Appraisal: PEA will generally vote against shareholder proposals to provide rights of appraisal to dissenting shareholders.


ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS
--------------------------------------------------------------------------------

SP-601. Greenmail: PEA will generally vote for shareholder proposals to prohibit payment of greenmail.

SP-602. Poison Pills: PEA will generally vote for shareholder proposals to require shareholder ratification of poison pills. PEA will generally vote on a case-by-case basis on shareholder proposals that request the board of directors to redeem poison pill provisions.

SP-603. Supermajority Shareholder Vote Requirements: PEA will generally vote for shareholder proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws as well as approve mergers, acquisitions, and other business combinations.

SP-604. Classified Boards: PEA will generally vote for shareholder proposals to repeal classified boards and elect all directors annually and will vote against shareholder proposals to classify the board.

SP-605. Fair Price Provisions: PEA will generally vote for shareholder proposals to adopt or lower the shareholder vote requirements with respect to existing fair price provisions.

SP-606. Equal Access: PEA will generally vote for shareholder proposals to allow shareholders equal access to management's proxy material so they can evaluate and propose voting recommendations on proxy proposals and director nominees.

SP-607.  Reincorporation/Exemption  from Takeover Laws: On a case-by-case basis,
     PEA will evaluate shareholder proposals to opt out of state/country takeover laws and shareholder proposals to reincorporate into a state which has more stringent anti-takeover and related provisions.


PROXY CONTEST DEFENSES
-------------------------------------------------------------------------------

SP-701. Shareholders' Right to Call Special Meetings: PEA will generally vote against shareholder proposals to grant shareholders' the ability to call special meetings.

SP-702. Shareholder Action by Written Consent: PEA will generally vote against shareholder proposals to permit shareholders to take action by written consent.



PROXY CONTEST DEFENSES (CONTINUED)
-------------------------------------------------------------------------------

SP-703. Shareholders'  Ability to Remove or Elect Directors:  PEA will generally vote against shareholder proposals to restore shareholder ability to remove directors with or without cause. PEA will generally vote against shareholder proposals that permit shareholders to elect directors to fill board vacancies.


SOCIAL AND ENVIRONMENTAL ISSUES
-------------------------------------------------------------------------------

SP-801. Environmental Issues / CERES Principles: PEA will generally vote against shareholder proposals that request issuers to file the CERES principles.

SP-802. Northern Ireland (MacBride Principles): PEA will generally vote against shareholder proposals that are aimed at anti-Catholic discrimination within Northern Ireland as outlined in the MacBride Principles.

SP-803. South Africa (Statement of Principles): PEA will generally vote against shareholder proposals that pertain to promoting the welfare of black employees within companies that operate in South Africa.

SP-804. Other Political/Social/Special Interest Issues: PEA will generally vote against shareholder proposals on restrictions that relate to social, political, or special interest issues (examples: nuclear power, Mexico, animal testing, tobacco industry, or equal employment opportunities) that may effect the operations and competitiveness of the issuer or which may have a significant financial impact to the shareholders.


OTHER
--------------------------------------------------------------------------------

SP-901. Annual Meetings: PEA will generally vote against shareholder proposals to change the time or place of annual meetings.

SP-902. Confidential Voting, Independent Tabulations and Inspections: PEA will generally vote for shareholder proposals to adopt confidential voting, use independent tabulators, and use independent election inspectors. PEA will vote against shareholder proposals to repeal such provisions.

SP-903. Abstention Votes: PEA will generally vote for shareholder proposals recommending that votes to "abstain" not be considered votes "cast" at an annual or special meeting unless required by state law.

-------------------------------------------------------------------------------
OTHER (CONTINUED)

SP-904.  Existing  Dual  Class  Companies:   PEA  will  generally  vote  against
     shareholder proposals asking for a report to shareholders on the financial impact of its dual class voting structure and will vote for shareholder proposals to submit a dual class voting structure to a shareholder vote.

SP-905. Special Reports/Additional Disclosure: PEA will generally vote against shareholder proposals that require disclosure reports on the impact of certain issues to the overall business if the issuer and the shareholders.

SP-906. Lack of Information: PEA generally will vote against proposals if there is a lack of information to make an informed voting decision.

SP-907.  Shareholder  Advisory  Committee:   PEA  will  generally  vote  against
     shareholder proposals to establish shareholder advisory committees.

                                                            May 6, 2003


                         Putnam Investments

                     Proxy Voting Procedures


Introduction and Summary

Many of Putnam's investment management clients have delegated to Putnam the authority to vote proxies for shares in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam's view, strong corporate governance policies, most notably oversight by an independent board of qualified directors, best serve investors' interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy voting authority in accordance with its fiduciary obligations and applicable law.

This memorandum sets forth Putnam's policies for voting proxies. It covers all accounts for which Putnam has proxy voting authority. These accounts are primarily US and international institutional accounts managed by The Putnam Advisory Company, L.L.C. and Putnam Fiduciary Trust Company. In addition they include sub-advised US mutual funds and smaller separate accounts managed under `wrap fee' programs by Putnam Investment Management, L.L.C. In addition, this memorandum sets forth Putnam's procedures for coordination of proxy voting for the Putnam mutual funds. The Trustees of the Putnam mutual funds have retained authority for voting proxies but refer many proxy issues to Putnam's investment professionals for advice.

Proxy Committee

Putnam has a Proxy Committee composed of senior professionals in the Investment Division. The co-heads of the Investment Division appoint the members of the Proxy Committee. The Proxy Committee is responsible for setting general policy as to proxies. Specifically, the Committee:

     1. reviews these procedures and the Proxy Guidelines annually and approves any amendments considered to be advisable.

     2    considers special proxy issues as they may from time to time arise.

Proxy Voting Administration

The Putnam Legal and Compliance Department administers Putnam's proxy voting through a Proxy Manager. (The Proxy Manager as of the date of these procedures is Victoria Card). Under the supervision of senior members of the Legal and Compliance Department the Proxy Manager has the following duties:

     1. annually prepares the Proxy Guidelines and distributes them to the Proxy Committee for review.

     2. coordinates the Proxy Committee's review of any new or unusual proxy issues.

     3. manages the process of referring issues to portfolio managers for voting instructions.

     4. oversees the work of any third party vendor hired to process proxy votes (as of the date of these procedures Putnam has engaged Institutional Shareholder Services to process proxy votes) and the process of setting up the voting process with ISS and custodial banks for new clients.

     5. coordinates responses to investment professionals' questions on proxy issues and proxy policies, including forwarding specialized proxy research from ISS and other vendors and forwards information to investment professionals prepared by other areas at Putnam.

     6. maintains required records of proxy votes on behalf of the appropriate Putnam client accounts.

     7.   prepares and distributes reports required by Putnam clients.


Proxy Voting Guidelines

     Putnam maintains written voting guidelines ("Guidelines") setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case by case basis. A copy of the Guidelines is attached to this memorandum as Exhibit A.

     Putnam will vote all proxies in accordance with the Guidelines subject to two exceptions as follows:

     1. If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in clients' best interests, they may request the Proxy Manager not to follow the guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Manager will review any such request with a senior member of the Legal and Compliance Department prior to implementing the request.

     2.   For clients with plan assets  subject to ERISA,  under rules of the U.
          S. Department of Labor ("DOL") Putnam may accept instructions to vote proxies in accordance with AFL-CIO proxy voting guidelines, in lieu of Putnam's regular proxy voting guidelines. However, when in Putnam's judgment voting in accordance with the AFL-CIO guidelines would be inconsistent with ERISA, Putnam will not vote in accordance with those guidelines. Putnam will use the Proxy Voter Services U.S. Proxy Voting Policy Statement and Guidelines to implement voting under the AFL-CIO guidelines. For clients not subject to ERISA, Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Division and the Legal and Compliance Department.

Proxy Voting Referrals

     Under the Guidelines, certain proxy matters will be referred to the Investment Division. The Putnam mutual funds maintain similar proxy procedures which require certain matters to be referred to the investment professionals. The Putnam Proxy Manager and Putnam Funds Proxy Coordinator will coordinate efforts so that in cases where both are referring matters, only one referral will be sent out. Normally specific referral items will be referred to the portfolio team leader (or another member of the portfolio team he or she designates) whose accounts hold the greatest number of shares of the issuer of the proxies using the attached Proxy Voting Recommendation Form. (attached as Exhibit B). The Proxy Voting Recommendation Form contains (1) a field that will be used by the portfolio team leader or member for recommending a vote on each referral item, and
     (2) a field for describing any contacts relating to the proxy referral item the portfolio team may have had with any Putnam employee outside Putnam's Investment Division or with any person other than a proxy solicitor acting in the normal course of proxy solicitation.

     The portfolio team leader or members who have been requested to provide a recommendation on a proxy referral item will return a completed Proxy Voting Recommendation Form. Upon receiving each completed Proxy Voting Recommendation Form received from the Investment Division, the form will be reviewed by the Proxy Manager or the Putnam Funds Proxy Coordinator to be sure it has been completed correctly. If not, the Putnam Manager or Putnam Funds Proxy Coordinator will follow up with representatives of the Investment Division to be sure the form is completed correctly.

Conflicts of Interest

     A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. For example, Putnam could manage a defined benefit or defined contribution pension plan for the issuer. Putnam's policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts the following procedures have been adopted:

     1. The Proxy Committee is composed solely of professionals in the Investment Division. Proxy administration is in the Legal and Compliance Department. Neither the Investment Division nor the Legal and Compliance Department report to Putnam's marketing businesses.

     2. No Putnam employee outside the Investment Division may contact any portfolio manager about any proxy vote without first contacting the Proxy Manager or a senior lawyer in the Legal and Compliance Department. There is no prohibition on Putnam employees seeking to communicate investment related information to investment professionals. However, the Proxy Manager will coordinate the delivery of such information to investment professionals to avoid appearances of conflict.

     3. Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms.

     4. The Proxy Manager will review the name of the issuer of each proxy that contains a referral item against a list of Putnam business relationships maintained by the Legal and Compliance Department for potential material business relationships (i.e., conflicts of interest). If the issuer of the proxy is on the list of Putnam business relationships, the Putnam Proxy Manager will confer with a senior lawyer in the Putnam Investments Legal and Compliance Department prior to voting. In addition, for referrals involving Putnam mutual funds the Proxy Manager will fill out attached Proxy Voting Disclosure Form (attached as Exhibit C) and deliver it to Putnam Fund Administration.

     5. Putnam's Proxy Voting Guidelines may only be overridden with the written recommendation of the Investment Division and concurrence of the Legal and Compliance Department.

Recordkeeping

     The Legal and Compliance Department will retain copies of the following books and records:

     1. A copy of Proxy Procedures and Guidelines as are from time to time in effect;

     2. A copy of each proxy statement received with respect to securities in client accounts;

     3.   Records of each vote cast for each client;

     4. Internal documents generated in connection with a proxy referral to the Investment Division such as emails, memoranda etc.

     5. Written reports to clients on proxy voting and of all client requests for information and Putnam's response.

     All records will be maintained for seven years. A proxy vendor will maintain the records noted in 2 and 3 above if it commits to providing copies promptly upon request.

                                                Exhibit A to Proxy Procedures

                     Putnam Investments Proxy Voting Guidelines

     The proxy voting guidelines below summarize Putnam's positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The proxy voting service is instructed to vote all proxies relating to client portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager.

     The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company's board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non US issuers.

I.  Board-Approved Proposals

Proxies will be voted for board-approved proposals, except as follows:

         A.  Matters Relating to the Board of Directors

     The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

     >    Putnam will withhold votes for the entire board of directors if


     o    The board does not have a majority of independent directors; or

     o The board does not have nominating, audit and compensation committees composed solely of independent directors.

     For these purposes, an "independent director" is a director who meets all requirements to serve as an independent director of a company under the pending NYSE rule proposals (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services). If a board does not meet these independence standards, Putnam may refer board proposed items which would normally be supported for case-by-case basis review.

     >   Putnam  will  withhold  votes  for any  nominee  for  director  who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

     > Putnam will withhold votes for the entire board of directors if the board has more than 19 members or fewer than five members, absent special circumstances.

     >   Putnam will vote on a  case-by-case  basis in  contested  elections of directors.

     >   Putnam will  withhold  votes for any nominee for  director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

     Putnam is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. Putnam may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

     >   Putnam will  withhold  votes for any nominee for  director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate").

     Board independence depends not only on its members' individual relationships, but also the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. Putnam may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

     >   Putnam will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.


         B.  Executive Compensation

     Putnam will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

     > Except where Putnam would otherwise be withholding votes for the entire board of directors, Putnam will vote for stock option plans which will result in an average annual dilution of 1.67% or less (including all equity-based plans).

     > Putnam will vote against stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

     > Putnam will vote against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

     > Except where Putnam is otherwise withholding votes for the entire board of directors, Putnam will vote for employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

     Putnam may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board.

         C.  Capitalization

     Putnam will vote on a case-by-case basis on board-approved proposals involving changes to a company's capitalization.

     > Putnam will vote for proposals relating to the authorization of additional common stock (except where such proposals relate to a specific transaction).

     > Putnam will vote for proposals to effect stock splits (excluding reverse stock splits.)

     >    Putnam will vote for proposals authorizing share repurchase programs.


     D. Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

     Putnam will vote on a case-by-case basis on business transactions such as acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets, except as follows:

     > Putnam will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

         E.  Anti-Takeover Measures

     Putnam will vote against board-approved proposals to adopt anti-takeover measures such as a shareholder rights plan, supermajority voting provisions, adoption of fair price provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except as follows:

     > Putnam will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans (commonly referred to as "poison pills"); and

     > Putnam will vote on a case-by-case basis on proposals to adopt fair price provisions.


         F.  Other Business Matters

     Putnam will vote for board-approved proposals approving routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting, except as follows:

     > Putnam will vote on a case-by-case basis on proposals to amend a company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

     > Putnam will vote against authorization to transact other unidentified, substantive business at the meeting.


II.  Shareholder Proposals

     Putnam will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

     > Putnam will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

     > Putnam will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

     > Putnam will vote for shareholder proposals that are consistent with Putnam's proxy voting guidelines for board-approved proposals.

III.  Voting Shares of Non US Issuers

     Putnam  recognizes  that  the  laws  governing  non US  issuers  will  vary significantly from US law and from jurisdiction to jurisdiction. Accordingly it may not be possible or even advisable to apply these guidelines mechanically to non US issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will vote proxies of non US issuers in accordance with the foregoing guidelines where applicable, except as follows:

     > Putnam will vote for shareholder proposals calling for a majority of the directors to be independent of management.

     > Putnam will vote for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

     > Putnam will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

     > Putnam will vote on case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

     Many non US jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:

     (1) Share blocking. Shares must be frozen for certain periods of time to vote via proxy.

     (2) Share re-registration. Shares must be reregistered out of the name of the local custodian or nominee into the name of the client for the meeting and, in may cases, then reregistered back. Shares are normally blocked in this period.

     (3) Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases Putnam is not authorized to deliver this information or sign the relevant documents.

     Putnam's policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share blocking jurisdiction, it will normally not be in a client's interest to freeze shares simply to participate in a non contested routine meeting. More specifically, Putnam will normally not vote shares in non-US jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers.

                                             Exhibit B to Proxy Procedures

Proxy Vote Referral Request:  Company XYZ, Vote Due X/X/XX


                  Proxy Voting Referral Request Form

From:  Victoria Card       ext.  1-1168

     Please describe any contacts with any person you may have had, apart from the Investment Division, Putnam's Proxy Administration staff, or proxy soliciting firms regarding the proxy:_________.

Meeting Date:

Vote Recommendation Due Date:

Company Name:  XYZ Inc.

     o    Please  indicate  FOR,   AGAINST  or  ABSTAIN  for  each  agenda  item
          referenced below.

     o Please provide vote rationale when you believe additional information is necessary to explain your vote. Examples: "Stock option plan will create excessive dilution," "Shareholder proposal would be disruptive"


Referral items:                         Putnam Rec.*              ISS
---------------                         ------------------------------
Rec.

1.  [Description of item]
Rationale:  ___________



* Assuming Board meets Putnam Independence Standards for the Board of Directors


Please see attached ISS analysis for information on the proposals.

                                              Exhibit C to Proxy Procedures


                               PUTNAM INVESTMENTS
                              PROXY VOTING CONFLICT
                           OF INTEREST DISCLOSURE FORM


1.   Company name:____________________________________________

2.   Date of Meeting: ___________________________________________

3.   Referral Item(s): ____________________________________________

4. Description of Putnam's Business Relationship with Issuer of Proxy which may give rise to a conflict of interest:________________________________



5. Describe procedures used to address any conflict of interest: Investment professional who was solicited to provide a recommendation was advised that the recommendation must be provided without regard to any client or other business relationship between Putnam and the company. In addition, Putnam has made arrangements that, unless authorized by Putnam's Legal and Compliance Department, contacts from outside parties, except for representatives of the issuing company, with respect to referral items will be handled by Putnam's Legal and Compliance Department to prevent any influence on the investment process. In the case of contact between Putnam investment professionals and representatives of issuing companies, any such contact will be documented and included in the proxy voting files.

6. Describe any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation:

      --------------------------------------------------------------------


      --------------------------------------------------------------------


     CERTIFICATION

     The undersigned officer of Putnam Investments certifies that, to the best of his or her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

     -------------------------------
     Name:  Victoria R. Card
     Title:  Assistant Vice President, Proxy Voting Project Manager

                       THIRD AVENUE MANAGEMENT LLC ("TAM")

                 SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

GENERAL

     This summary describes TAM's policy and procedures for voting securities held in its investment advisory accounts. If you wish to receive a copy of the full policy and procedures or information on how proxies were voted in your account, please contact your account representative.

     In general, TAM is responsible for voting securities held in its investment advisory accounts. However, in certain cases, in accordance with the agreement governing the account, the client may expressly retain the authority to vote proxies or delegate voting authority to a third party. In such cases, the policy and procedures below would not apply and TAM would advise the client to instruct its custodian where to forward solicitation materials.

POLICY GUIDELINES

     TAM has developed detailed policy guidelines on voting commonly presented proxy issues, which are subject to ongoing review. The guidelines are subject to exceptions on a case-by-case basis, as discussed below. On issues not specifically addressed by the guidelines, TAM would analyze how the proposal may affect the value of the securities held by the affected clients and vote in accordance with what it believes to be the best interests of such clients.

Abstention From Voting

     TAM will normally abstain from voting when it believes the cost of voting will exceed the expected benefit to investment advisory clients. The most common circumstances where that may be the case involve foreign proxies and securities out on loan. In addition, TAM may be restricted from voting proxies of a given issuer during certain periods if it has made certain regulatory filings with respect to that issuer.

PROCEDURES

     TAM's Legal Department oversees the administration of proxy voting. Under its supervision, the Accounting Department is responsible for processing proxies on securities held in mutual funds for which TAM serves as adviser or sub-adviser1 and the Operations Department is responsible for processing proxies on securities held in all other investment advisory accounts for which TAM has voting responsibility.

Sole Voting Responsibility

     The Operations and Accounting Departments forward proxy and other solicitation materials received to the General Counsel or his designee who shall present the proxies to TAM's Proxy Voting Committee. The Proxy Voting Committee, consisting of senior portfolio managers designated by TAM's President, determines how the proxies shall be voted applying TAM's policy guidelines. TAM's General Counsel or his designee attends Proxy Voting Committee meetings to field any potential conflict issues and document voting determinations. The Proxy Voting Committee may seek the input of TAM's Co-Chief Investment Officers or other portfolio managers or research analysts who may have particular familiarity with the matter to be voted. Any exception to policy guidelines shall be fully documented in writing. TAM's General Counsel instructs the Operations and Accounting Departments to vote the proxies in accordance with determinations reached under the process described above. The Operations and Accounting Departments vote the proxies by an appropriate method in accordance with instructions received.

Shared Voting Responsibility

     TAM may share voting responsibility with a client who has retained the right to veto TAM's voting decisions. Under such circumstances, the Operations Department would provide a copy of the proxy material to the client reserving this right, along with TAM's determination of how it plans vote the proxy, unless instructed otherwise by the client prior to the relevant deadline.

Conflicts of Interest

     Should any portfolio manager, research analyst, member of senior management or anyone else at TAM who may have direct or indirect influence on proxy voting decisions become aware of a potential or actual conflict of interest in voting a proxy or the appearance of a conflict of interest, that person shall bring the issue to TAM's General Counsel. TAM's General Counsel shall analyze each potential or actual conflict presented to determine materiality and shall document each situation and its resolution. When presented with an actual or potential conflict in voting a proxy, TAM's General Counsel shall address the matter using an appropriate method to assure that the proxy vote is free from any improper influence, by (1) determining that there is no conflict or that it is immaterial, (2) ensuring that TAM votes in accordance with a predetermined policy, (3) following the published voting policy of Institutional Shareholder Services, (4) engaging an independent third party professional to vote the proxy or advise TAM how to vote or (5) presenting the conflict to one or more of the clients involved and obtaining direction on how to vote.

Recordkeeping

     TAM shall maintain required records relating to votes cast, client requests
     for   information  and  TAM's  proxy  voting  policies  and  procedures  in accordance with applicable law.


--------

     1 Advisers of certain mutual funds sub-advised by TAM have retained their own authority to vote proxies.

       T. ROWE PRICE ASSOCIATES, INC AND T. ROWE PRICE INTERNATIONAL, INC

                      PROXY VOTING POLICIES AND PROCEDURES



RESPONSIBILITY TO VOTE PROXIES

     T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc ("T. Rowe Price") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies which it sponsors and serves as investment adviser ("T. Rowe Price Funds") and by institutional and private counsel clients who have requested that
T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

     T. Rowe Price has adopted these Proxy Voting Policies and Procedures ("Policies and Procedures") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

     Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

     Consideration Given Management Recommendations.  One of the primary factors
T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company's management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES

     Proxy Committee. T. Rowe Price's Proxy Committee ("Proxy Committee") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund's Investment Advisory Committee or the counsel client's portfolio manager.

     Investment Support Group. The Investment Support Group ("Investment Support Group") is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

     Proxy Administrator. The Investment Support Group will assign a Proxy Administrator ("Proxy Administrator") who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

     In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's proxy voting guidelines, and many of our guidelines are consistent with ISS positions,
T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Meeting Notification

     T. Rowe Price utilizes ISS' voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ProxyMaster.com, an ISS web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request.

Vote Determination

     ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

     Portfolio managers may decide to vote their proxies consistent with T. Rowe Price's policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. Rowe Price Voting Policies

     Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

     Election of Directors - T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. We withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We vote against management efforts to stagger board member terms because a staggered board may act as a deterrent to takeover proposals.

o Anti-takeover and Corporate Governance Issues - T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights. Also, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights when voting on corporate governance proposals.


o Executive Compensation Issues - T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis,
     T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock.

o Social and Corporate Responsibility Issues - Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a company's management on the following social issues unless the issue has substantial economic implications for the company's business and operations which have not been adequately addressed by management:

o        Corporate environmental practices;
o        Board diversity;
o        Employment practices and employment opportunity;
o        Military, nuclear power and related energy issues;
o        Tobacco, alcohol, infant formula  and safety in advertising practices;
o        Economic conversion and diversification;
o        International labor practices and operating policies;
o         Genetically-modified foods;
o         Animal rights; and
o         Political contributions/activities and charitable contributions.

          Global  Portfolio  Companies  - ISS  applies a  two-tier  approach  to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS' general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

          Votes Against Company Management - Where ISS recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. If a research analyst or portfolio manager believes that management's view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she may elect to vote contrary to management.

          Index and Passively Managed Accounts - Proxy voting for index and other passively-managed portfolios is administered by the Investment Support Group using ISS voting recommendations when their recommendations are consistent with T. Rowe Price's policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

          Divided Votes - In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Investment Support Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client's investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

          Shareblocking - Shareblocking is the practice in certain foreign countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. T. Rowe Price's policy is generally to vote all shares in shareblocking countries unless, in its experience, trade settlement would be unduly restricted.

          Securities on Loan - The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price's policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Vote Execution and Monitoring of Voting Process

          Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS's ProxyMaster system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

          On a daily basis, the Proxy Administrator queries the ProxyMaster system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders' meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

          Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile.



Monitoring and Resolving Conflicts of Interest

          The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting.

          Application of the T. Rowe Price guidelines to vote clients proxies should in most instances adequately address any possible conflicts of interest since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Administrator and the Proxy Committee review all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred by the Proxy Administrator to designated members of the Proxy Committee for immediate resolution. Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances accordance with T. Rowe Price policy and votes inconsistent with policy will not be permitted.

REPORTING AND RECORD RETENTION

          Vote Summary  Reports will be generated  for each client that requests
     T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

          T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC's EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

                        TURNER INVESTMENT PARTNERS, INC.

                     Proxy Voting Guidelines and Procedures
                                     Summary



     Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner will not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner.

     Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voting Service (PVS) subsidiary. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction. Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a monthly basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review. The Turner Proxy committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders.

     In order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue.

                         METROPOLITAN SERIES FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2004


This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to the prospectuses of Metropolitan Series Fund, Inc. (the "Fund") dated May 1, 2004, as any prospectus may be supplemented or amended from time to time (the "Prospectus"), and should only be read, with respect to a Portfolio, along with the Prospectus for that Portfolio. The annual report of the Fund for the year ending December 31, 2003 accompanies this SAI and is incorporated by reference. A copy of the Prospectus and the annual report may be obtained from Metropolitan Series Fund, Inc., c/o Metropolitan Life Insurance Company, Attn:
Annuity Fulfillment Unit - MSF, 1600 Division Road, West Warwick, Rhode Island 02893 or by calling (800) 638-7732.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

GENERAL........................................................................3

INVESTMENT OBJECTIVES AND POLICIES.............................................3

INVESTMENT RESTRICTIONS.......................................................15

INVESTMENT PRACTICES..........................................................27

RESOLVING MATERIAL CONFLICTS..................................................50

DETERMINATION OF NET ASSET VALUES.............................................50

EXPENSES......................................................................52

DIRECTORS AND OFFICERS........................................................53

ADVISORY ARRANGEMENTS.........................................................59

DISTRIBUTION AGREEMENTS.......................................................72

OTHER SERVICES................................................................75

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................75

CODE OF ETHICS................................................................78

DESCRIPTION OF THE FUND.......................................................78

TAXES.........................................................................79

TRANSFER AGENT................................................................81

FINANCIAL STATEMENTS..........................................................81

INDEX SPONSORS................................................................81

APPENDIX A-1 DESCRIPTION OF BOND RATINGS......................................84

APPENDIX A-2 DESCRIPTION OF COMMERCIAL PAPER RATINGS..........................87

APPENDIX B INFORMATION ABOUT PROXY VOTING POLICIES AND PROCEDURES.............88

                                     GENERAL

          Defined terms used in this SAI, but not defined herein, are used as they are defined in the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

          The investment objectives and principal investment strategies of each Portfolio (collectively the "Portfolios" and individually a "Portfolio") of the Fund are set forth in Section II of the Prospectus. There can be no assurance that a Portfolio will achieve its investment objective. The information that follows sets out certain investment policies of each Portfolio other than the Lehman Brothers Aggregate Bond Index Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, Morgan Stanley EAFE Index Portfolio and Russell 2000 Index Portfolio (the "Index Portfolios"). For more information about the investment policies of each Portfolio, see below under "Investment Restrictions" and "Investment Practices" and the Prospectus. Except as otherwise indicated, each Portfolio's investment objective and policies set forth in the Prospectus and this SAI are not fundamental and may be changed without shareholder approval. For purposes of a Portfolio's policy to invest at least 80% of its net assets in certain investments, net assets include the amount of any borrowings for investment purposes.

          The terms "shareholder approval" and "approval of a majority of the outstanding voting securities," as used in the Prospectus and this SAI, mean, with respect to a class of a Portfolio, approval by the lesser of (i) 67% of the shares of a class of the Portfolio represented at a meeting at which more than 50% of the outstanding shares of such class are represented or (ii) more than 50% of the outstanding shares of such class.




Capital Guardian U.S. Equity Portfolio

          The Portfolio's investment objective is long-term growth of capital.

          The Portfolio may not make loans; provided, however, that this policy shall not apply to the lending of portfolio securities.

          The Portfolio may not borrow money, except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements, make other investments or engage in other transactions which may involve borrowing, in a manner consistent with the Portfolio investment objective and investment strategies, provided that the combination of (i) and (ii) shall not exceed 5% of the value of the Portfolio total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from banks or other persons to the extent permitted by applicable law.

          The Portfolio may not purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. The Portfolio will not consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.

Davis Venture Value Portfolio

          The Portfolio's investment objective is growth of capital. Under normal circumstances, the Portfolio seeks to achieve its objective by investing the majority of its assets in common stocks that its subadviser, Davis Selected Advisers, L.P. ("Davis Selected"), believes have capital growth potential due to factors such as undervalued assets or earnings potential, product development and demand, favorable operating ratios, resources expansion, management abilities, reasonableness of market price, and favorable overall business prospects. The Portfolio will invest predominantly in equity securities of companies with market capitalizations of at least $10 billion. It may also invest in issuers with smaller capitalizations.

          The Portfolio may invest in foreign securities, and may hedge currency fluctuation risks related thereto. The Portfolio may invest in U.S. registered investment companies that primarily invest in foreign securities, provided that no such investment may cause more than 10% of the Portfolio's total assets to be invested in such companies. The Portfolio may invest in restricted securities, which may include Rule 144A securities.

          The Portfolio may write covered call options on its portfolio securities, but currently intends to write such options only to the extent that less than 5% of its net assets would be subject to the options.

          The Portfolio may lend securities it owns so long as such loans do not exceed 33 1/3% of the Portfolio's net assets.

FI International Stock Portfolio

          The Portfolio's investment objective is long-term growth of capital.

          As a non-fundamental policy, the Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

FI Mid Cap Opportunities Portfolio

          The Portfolio's investment objective is long-term growth of capital.

          For purposes of normally investing at least 80% of the Portfolio's assets in securities of companies with medium market capitalizations, Fidelity Management & Research Company ("FMR") intends to measure the capitalization range of the S&P MidCap 400 Index and the Russell Midcap Index no less frequently than once a month.

          The Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions;
(b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

FI Value Leaders Portfolio

          The Portfolio's investment objective is long-term growth of capital.

          The Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions;
(b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

Franklin Templeton Small Cap Growth Portfolio


          The Portfolio's investment objective is long-term capital growth.

          The Portfolio may invest up to 5% of its total assets in corporate debt securities that Franklin Advisers, Inc., the Portfolio's subadviser, believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income from debt securities is incidental to the Portfolio's investment goal. The Portfolio may buy both rated and unrated debt securities. The Portfolio will invest in securities rated B or better by Moody's Investor's

Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or unrated securities of comparable quality. Currently, however, the Portfolio does not intend to invest more than 5% of its assets in debt securities (including convertible debt securities) rated lower than BBB by S&P or Baa by Moody's or unrated securities of comparable quality.


Harris Oakmark Focused Value Portfolio

          The Portfolio's investment objective is long-term capital appreciation.

          Harris Associates L.P. ("Harris"), the Portfolio's subadviser, invests the Portfolio's assets primarily in common stocks of U.S. companies, although it may invest up to 25% of its total assets (valued at the time of investment) in non-U.S. dollar-denominated securities of U.S. or foreign companies (other than securities represented by American Depositary Receipts (as defined in "Investment Practices - Foreign Equity Depositary Receipts")). Although securities represented by American Depositary Receipts are not subject to the above referenced 25% restriction, Harris has no present intention to invest more than 25% of the Portfolio's total assets in American Depositary Receipts and securities of foreign issuers.

          Harris may invest the Portfolio's assets in debt securities, including high yield debt (as defined in "Investment Practices - Lower Rated Fixed-income Securities (High Yield Debt)") and securities that are not rated. There are no restrictions as to the ratings of debt securities Harris may acquire or the portion of the Portfolio's assets that Harris may invest in debt securities in a particular ratings category except that Harris will not invest more than 25% of the Portfolio's total assets in high yield debt.

          Harris may also invest up to 10% of the Portfolio's total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment.

          Harris may engage in lending of portfolio securities (as defined in "Investment Practices - Lending of Portfolio Securities") with up to 33 1/3 % of the Portfolio's total assets and in short sales (as defined in "Investment Practices - Short Sales 'Against the Box'") with up to 20% of its total assets.

          Harris may purchase and sell both call options and put options on securities (as defined in "Investment Practices -Purchasing and Selling Options on Securities") for the Portfolio. Harris does not expect to purchase a call option or a put option if the aggregate value of all call and put options held by the Portfolio would exceed 5% of its assets. Harris will write call options and put options for the Portfolio only if such options are "covered" (as defined in "Investment Practices - Purchasing and Selling Options on Securities" under the heading "Writing Covered Options").

          Harris has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, Harris may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, Harris may hold the Portfolio's assets in cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long Harris will employ defensive strategies.

          In addition, pending investment of proceeds from new sales of the Portfolio's shares or to meet ordinary daily cash needs, Harris may temporarily hold the Portfolio's assets in cash (U.S. dollars, foreign currencies, or multinational currency units) and may invest any portion of its assets in money market instruments.

Harris Oakmark Large Cap Value Portfolio


          The Portfolio's investment objective is long-term capital appreciation.


          The Portfolio may not invest more than 2% of its net assets (valued at the time of investment) in warrants not listed on the New York or American stock exchanges, valued at cost, nor more than 5% of its net assets in all warrants, provided that warrants acquired in units or attached to other securities shall be deemed to be without value for purposes of this restriction.

          As a non-fundamental policy, the Portfolio may not purchase a call option or a put option if, immediately thereafter, the aggregate market value of all call and put options then held would exceed 10% of its net assets.

          The Portfolio may invest in forward foreign currency contracts.




Jennison Growth Portfolio

          The Portfolio's investment objective is long-term growth of capital.

          Jennison Associates LLC ("Jennison"), the Portfolio's subadviser, will normally invest at least 65% of the Portfolio's assets in equity-related securities of U.S. companies that exceed $1 billion in market capitalization and that Jennison believes have strong capital appreciation potential. These companies are generally considered to be in the medium-to-large capitalization range. The Portfolio may invest in common stocks, preferred stocks, convertible stocks and equity interests in partnerships, joint ventures and other noncorporate entities. The Portfolio may also invest in warrants and similar rights that can be exercised for equity securities. The Portfolio may invest up to 20% of its assets in money market instruments, U.S. government securities and derivatives. The Portfolio may invest up to 20% of its total assets in foreign securities. The 20% limitation on foreign securities does not include American Depositary Receipts ("ADRs") and other similar securities trading on U.S. exchanges or markets, through which the Portfolio may have exposure to foreign currencies.

          The Portfolio may not invest more than 5% of its total assets in unattached warrants or rights.

          The Portfolio may not, except as part of a merger, consolidation, acquisition or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company; provided, however, that the Portfolio may invest in the securities of one or more investment companies to the extent permitted by any order of exemption granted by the Securities and Exchange Commission (the "SEC").

Loomis Sayles Small Cap Portfolio

          The Portfolio's investment objective is long-term capital growth from investments in common stocks or other equity securities.


          Loomis, Sayles & Company, L.P. ("Loomis Sayles") manages the Portfolio by investing primarily in stocks of small capitalization companies. Normally the Portfolio will invest at least 80% of its assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index. The capitalization range of the Russell 2000 Index will vary due to the market value fluctuations of the stocks in the Index. The index is reconstituted annually, normally in June. Just following this reconstitution, the capitalization range of the Index may be significantly different than it was prior to the reconstitution.


          Under unusual market conditions as determined by Loomis Sayles, all or any portion of the Portfolio may be invested, for temporary, defensive purposes, in short-term debt instruments or in cash. In addition, under normal conditions, a portion of the Portfolio's assets may be invested in short-term assets for liquidity purposes or pending investment in other securities. Short-term investments may include U.S. Government securities, certificates of deposit, commercial paper and other obligations of corporate issuers rated in the top two rating categories by a major rating agency or, if unrated, determined to be of comparable quality by the subadviser, and repurchase agreements that are fully collateralized by cash, U.S. Government securities or high-quality money market instruments.

Met/Putnam Voyager Portfolio


          The Portfolio's investment objective is capital appreciation.


          The Portfolio may invest in inverse floating obligations, premium securities, and interest-only and principal-only classes of mortgage-backed securities ("IOs" and "POs") without limit. The Portfolio, however, currently does not intend to invest more than 15% of its assets in inverse floating obligations or more than 35% of its assets in IOs and POs under normal market conditions.

          The Portfolio may enter into repurchase agreements, amounting to not more than 25% of its total assets.

MFS Investors Trust Portfolio

          The Portfolio's investment objective is long-term growth of capital with a secondary objective to seek reasonable current income.

          Under normal conditions, Massachusetts Financial Services Company ("MFS") will invest at least 65% of the Portfolio's total assets in equity securities of companies that are believed to have long-term prospects for growth and income.

          Consistent with its investment objective and policies described above, the Portfolio may also invest up to 20% of its net assets in foreign securities (including ADRs) which are not traded on a U.S. exchange.

          The Portfolio may invest up to 5% of its assets in short sales "against the box."




MFS Total Return Portfolio

          The Portfolio's investment objective is a favorable total return through investment in a diversified portfolio.

          The Portfolio may lend securities it owns so long as such loans do not exceed 30% of the Portfolio's net assets.

          The Portfolio may invest up to 5% of its assets in short sales "against the box."

Neuberger Berman Partners Mid Cap Value Portfolio


          The Portfolio's investment objective is capital growth.


          The Portfolio normally may invest up to 35% of its total assets in debt securities and may invest up to 15% of its net assets in corporate debt securities rated below investment grade or unrated debt securities deemed by Neuberger Berman Management Inc., the Portfolio's subadviser, to be comparable to rated investment grade debt securities.

          Subsequent to its purchase by the Portfolio, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by the Portfolio. In such a case, the Portfolio will engage in an orderly disposition of the downgraded securities to the extent necessary to ensure that the Portfolio's holdings of securities rated below investment grade and unrated debt securities deemed by Neuberger Berman Management Inc. to be comparable to rated investment grade debt securities will not exceed 15% of its net assets.

Salomon Brothers Strategic Bond Opportunities Portfolio

          The Portfolio's investment objective is to maximize total return consistent with preservation of capital.


          Based upon the assessment by Salomon Brothers Asset Management Inc ("SBAM") of the relative risks and opportunities available in various market segments, assets will be allocated among U.S. Government obligations, mortgage-backed securities, domestic and foreign corporate debt and sovereign debt securities rated investment grade (i.e., securities that earn one of the top four ratings from Moody's or S&P or any other nationally recognized rating agency; or, if the securities are unrated, judged by SBAM to be of similar quality) and domestic and foreign corporate debt and sovereign debt securities rated below investment grade. The Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions, in the form of participation in such Loans and assignments of all or a portion of such loans from third parties. See "Investment Practices-Loan Participations and Assignments" below.


          Depending on market conditions, the Portfolio may invest without limit in high yield debt, which involves significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than investments in higher-quality securities. Although SBAM does not anticipate investing in excess of 75% of the Portfolio's assets in domestic and developing country debt securities that are rated below investment grade, the Portfolio may invest a greater percentage in such securities when, in the opinion of the subadviser, the yield available from such securities outweighs their additional risks. Certain of the debt securities in which the Portfolio may invest may be rated as low as "C" by Moody's or "D" by S&P or, if unrated, determined to be of comparable quality to securities so rated. Securities rated below investment grade quality are considered high yield, high risk securities and are commonly known as "high yield debt" or "junk bonds." See "Investment Practices - Lower Rated Fixed-Income Securities" below. See Appendix A for more complete information on bond ratings.

          In addition, the Portfolio may invest in securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage-backed securities, and may also invest in preferred stocks, convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities, privately placed debt securities, stripped mortgage securities, zero coupon securities and inverse floaters.

          The Portfolio may, and SBAM anticipates that under certain market conditions it will, invest up to 100% of its assets in foreign securities, including Brady Bonds. Brady Bonds are debt obligations created through the exchange of commercial bank loans for new obligations under a plan introduced by former U.S. Treasury Secretary Nicholas Brady. See "Investment Practices-High Yield/High Risk Foreign Sovereign Debt Securities" below. There is no limit on the value of the Portfolio's assets that may be invested in the securities of any one country or in assets denominated in any one country's currency.

          The Portfolio may also invest in debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions and debt obligations issued or guaranteed by supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units.

          The Portfolio currently intends to invest substantially all of its assets in fixed-income securities. In order to maintain liquidity, the Portfolio may invest up to 20% of its assets in high-quality short-term money market instruments, provided, however, that short-term investment in securities for the forward settlement of trades is not included in this 20%.

          The Portfolio's subadviser has the discretion to select the range of maturities of the various fixed-income securities in which the Portfolio will invest. The weighted average maturity and the duration of the Portfolio may vary substantially from time to time depending on economic and market conditions.

          The Portfolio may purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, financial futures contracts, fixed-income indices and other financial instruments, enter into financial futures contracts, enter into interest rate transactions and enter into currency transactions. Interest rate transactions may take the form of swaps, structured notes, caps, floors and collars, and currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

          The Portfolio may lend securities it owns so long as such loans do not represent more than 20% of the Portfolio's assets.

          Although the Portfolio's investment objective is a high level of total return consistent with the preservation of capital, it frequently sells securities to reflect changes in market, industry or individual company conditions or outlook even though it may only have held those securities for a short period. As a result of these policies, the Portfolio, under certain market conditions, may experience high portfolio turnover, although specific portfolio turnover rates are impossible to predict. In recent years, the portfolio turnover rate of the Portfolio has fluctuated considerably as a result of strategic shifts in portfolio holdings designed to maintain an optimum portfolio structure in view of general market conditions and movements in individual stock prices. The Portfolio's use of reverse repurchase agreements and dollar rolls leads to higher portfolio turnover rates, which involve higher expenses.

Salomon Brothers U.S. Government Portfolio

          The Portfolio's investment objective is to maximize total return consistent with preservation of capital and maintenance of liquidity.

          SBAM seeks to achieve the Portfolio's investment objective by investing primarily in debt obligations (including mortgage-backed securities) issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities, or repurchase agreements or derivative securities (such as collateralized mortgage obligations) backed by such securities.

          At least 80% of the total assets of the Portfolio will normally be invested in:

          (1) mortgage-backed securities guaranteed by the Government National Mortgage Association ("GNMA") which are supported by the full faith and credit of the U.S. Government. Such securities entitle the holder to receive all interest and principal payments when due, whether or not payments are actually made on the underlying mortgages;

          (2) U.S. Treasury obligations;

          (3) debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government which are backed by their own credit but are not necessarily backed by the full faith and credit of the U.S. Government;

          (4) mortgage-related securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association ("FNMA");

          (5) repurchase agreements collateralized by any of the above; and

          (6) collateralized mortgage obligations issued by private issuers for which the underlying mortgage backed securities serving as collateral are backed
(i) by the credit of the U.S. Government agency or instrumentality which issues or guarantees the mortgage backed securities, or (ii) by the full faith and credit of the U.S. Government.

          Any guarantee of the securities in which the Portfolio invests runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee runs to the portfolio securities held by the Portfolio and not to the purchase of shares of the Portfolio.

          The Portfolio may purchase or write options on securities, options on securities indices and options on futures contracts and may buy or sell futures on financial instruments and securities indices.


          Up to 20% of the assets of the Portfolio may be invested in marketable debt securities of domestic issuers and of foreign issuers (payable in U.S. dollars) rated "investment grade" (i.e., securities that earn one of the top four ratings from Moody's or S&P or any other nationally recognized rating agency; or, if the securities are unrated, judged by SBAM to be of similar quality), convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities and privately placed debt securities.


          The Portfolio may lend securities it owns so long as such loans do not represent more than 20% of the Portfolio's assets.

Scudder Global Equity Portfolio


          The Portfolio's investment objective is long-term growth of capital.


          The Portfolio may not enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets.

          As a non-fundamental policy, the Portfolio may not purchase options, unless the aggregate premiums paid on all such options held by the Portfolio at any time do not exceed 20% of its total assets.

          The Portfolio may not purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Portfolio's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value).


          The Portfolio may not invest more than 5% of its total assets in debt securities that are rated Baa or below by Moody's or BBB or below by S&P, or deemed by Deutsche Investment Management Americas Inc., the Portfolio's subadviser, to be of comparable quality.


State Street Research Aggressive Growth Portfolio


          The Portfolio's investment objective is maximum capital appreciation.


          As a non-fundamental policy, the Portfolio may not engage in transactions in options except that investments in essentially financial items or arrangements such as, but not limited to, options on securities, securities indices, interest rates and currencies, and options on futures on securities, securities indices, interest rates and currencies shall not be deemed investments in options.

          It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 35% of the Portfolio's total assets are invested in restricted securities, provided not more than 10% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.

          Repurchase agreements will be limited to 30% of the Portfolio's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities, as determined by State Street Research & Management Company ("State Street Research"), the Portfolio's subadviser, held by the Portfolio will be limited to 15% of the Portfolio's net assets.


          The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of State Street Research, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by S&P or the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.


          Securities Ratings Policies. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.

State Street Research Aurora Portfolio


          The Portfolio's investment objective is high total return, consisting principally of capital appreciation.


          As a non-fundamental policy, the Portfolio may not to engage in transactions in options except in connection with options on securities, securities indices and currencies, and options on futures on securities, securities indices and currencies.

          Repurchase agreements will be limited to 30% of the Portfolio's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities, as determined by State Street Research, held by the Portfolio will be limited to 15% of the Portfolio's net assets.

          It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 35% of the Portfolio's total assets are invested in restricted securities, provided not more than 10% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.


          The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of State Street Research, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by S&P or the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.


          Securities Ratings Policies. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.

State Street Research Bond Income Portfolio

          The Portfolio's investment objective is a competitive total return primarily from investing in fixed-income securities.

          The Portfolio may lend securities it owns so long as such loans do not exceed 33 1/3% of the Portfolio's total assets.


          The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of State Street Research, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by S&P or the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.


          Securities Ratings Policies. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.

State Street Research Diversified Portfolio


          The Portfolio's investment objective is high total return while attempting to limit investment risk and preserve capital.


          As a non-fundamental policy, the Portfolio may not engage in transactions in options except in connection with options on securities, securities indices, currencies and interest rates, and options on futures on securities, securities indices, currencies and interest rates.

          It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 15% of the Portfolio's total assets are invested in restricted securities, provided not more than 50% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.

          The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of State Street Research, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by S&P or the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.


State Street Research Investment Trust Portfolio


          The Portfolio's investment objective is long-term growth of capital and income.


          It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 15% of the Portfolio's total assets are invested in restricted securities, provided not more than 10% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.


          The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of State Street Research, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by S&P or the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.


          Securities Ratings Policies. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.

State Street Research Large Cap Growth Portfolio


          The Portfolio's investment objective is long-term growth of capital.


          The Portfolio may not engage in transactions in options except in connection with options on securities, securities indices, currencies and interest rates, and options on futures on securities, securities indices, currencies and interest rates.

          It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 50% of the Portfolio's total assets are invested in restricted securities, provided not more than 15% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.


          The Portfolio may invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs").

          The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of State Street Research, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by S&P or the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.


          Securities Ratings Policies. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.

State Street Research Large Cap Value Portfolio


          The Portfolio's investment objective is long-term growth of capital.


          It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 35% of the Portfolio's total assets are invested in restricted securities, provided not more than 10% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.

          Repurchase agreements will be limited to 30% of the Portfolio's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities, as determined by State Street Research, held by the Portfolio will be limited to 15% of the Portfolio's net assets.


          The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of State Street Research, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by S&P or the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.


          Securities Ratings Policies. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.

State Street Research Money Market Portfolio

          The Portfolio's investment objective is a high level of current income consistent with preservation of capital.

          In determining how much of the Portfolio's investments are in a given industry, securities issued by foreign governments are excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed mortgages" includes private pools of nongovernment-backed mortgages.

          The Portfolio may elect to concentrate its investments in obligations of domestic banks, including certain U.S. branches and agencies of foreign banks and certain foreign branches of U.S. banks. The Portfolio expects that investment, if any, in such obligations will consist principally of obligations which are issued by U.S. branches and agencies of foreign banks for sale in the U.S., subject to the belief of State Street Research that the risks described below are reduced in the case of such bank obligations. The Portfolio also may invest up to 25% of its total assets in obligations of foreign banks located abroad and obligations of foreign branches of domestic banks not having a guarantee of a U.S. bank. This 25% limit does not apply to investments in U.S. branches of foreign banks, which may be considered domestic banks if it can be demonstrated that they are subject to the same regulation as U.S. banks.

          All the Portfolio's investments mature in less than 397 days and the average maturity of the Portfolio's securities based on their dollar value will not exceed 90 days at the time of each investment. Money market instruments maturing in less than 397 days tend to yield less than obligations of comparable quality having longer maturities. See "Determination of Net Asset Values." Where obligations of greater than one year are used to secure the Portfolio's repurchase agreements, the repurchase agreements themselves will have very short maturities. If the disposition of a portfolio security results in a dollar-weighted average portfolio maturity in excess of 90 days, the Portfolio will invest its available cash in such a manner as to reduce its dollar-weighted average portfolio maturity to 90 days or less as soon as reasonably practicable.


          In seeking to provide the highest possible level of current income consistent with preservation of capital, the Portfolio may not necessarily invest in money market instruments paying the highest available yield at a particular time. The Portfolio, consistent with its investment objective, attempts to maximize income by engaging in portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. The Portfolio may also invest to take advantage of what are believed to be temporary disparities in the yields of different segments of the high grade money market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations to be purchased by the Portfolio, may result in frequent changes in the Portfolio's investment portfolio of money market instruments. The value of the securities in the Portfolio's investment portfolio can be expected to vary inversely to changes in prevailing interest rates. Thus, if interest rates increase after a security is purchased, that security, if sold, might be sold at less than cost. Conversely, if interest rates decline after purchase, the security, if sold, might be sold at a profit. In either instance, if the security were held to maturity, no gain or loss would normally be realized as a result of these fluctuations. Substantial redemptions of shares of the Portfolio could require the sale of portfolio investments at a time when a sale might not be desirable.

T. Rowe Price Large Cap Growth Portfolio

          The Portfolio's investment objective is long-term growth of capital and, secondarily, income.

          The Portfolio may not purchase securities of open-end or closed-end investment companies except (i) in compliance with the Investment Company Act of 1940, as amended (the "1940 Act") or (ii) securities of the T. Rowe Price Reserve Investment or Government Reserve Investment Funds.

          The Portfolio may not purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Portfolio would be invested in such programs.

          The Portfolio may not invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants.

T. Rowe Price Small Cap Growth Portfolio


          The Portfolio's investment objective is long-term capital growth.


          The Portfolio may not purchase securities of open-end or closed-end investment companies except (i) in compliance with the 1940 Act or (ii) securities of the T. Rowe Price Reserve Investment or Government Reserve Investment Funds.

          The Portfolio may not purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Portfolio would be invested in such programs.

          The Portfolio may not invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants.

Zenith Equity Portfolio

          The Portfolio's investment objective is long-term capital appreciation.

          The Portfolio seeks to achieve its investment objective by investing in three other Portfolios of the Fund. MetLife Advisers, LLC ("MetLife Advisers") invests the Portfolio's assets equally among Capital Guardian U.S. Equity, Jennison Growth and FI Value Leaders (the "Underlying Portfolios"). MetLife Advisers maintains this equal division of assets among the Underlying Portfolios by rebalancing the Portfolio's assets each fiscal quarter. Each Underlying Portfolio has a different subadviser who will use a separate set of investment strategies, exposing each Underlying Portfolio to its own investment risks.

          For information regarding the investment strategies of the Underlying Portfolios, and the risks associated with those strategies, please refer to the information above which relates to the Underlying Portfolios and the sections below entitled "Investment Restrictions" and "Investment Practices."

                             INVESTMENT RESTRICTIONS

          The following is a description of fundamental and non-fundamental restrictions on the investments to be made by the thirty-three Portfolios. Fundamental restrictions may not be changed without the approval of a majority of the outstanding voting securities of the relevant Portfolio. Non-fundamental restrictions may be changed without such vote. Percentage tests regarding any investment restriction apply only at the time that a Portfolio is making that investment. State insurance laws and regulations may impose additional limitations on a Portfolio's investments, including its ability to borrow, lend, and use options, futures and other derivative instruments. In addition, these laws may require that a Portfolio's investments meet additional diversification or other requirements. A policy is fundamental only if the Prospectus or this SAI states that it is fundamental or that it may be changed only by shareholder vote.

Fundamental Investment Restrictions
-----------------------------------


          Each of FI Mid Cap Opportunities, Franklin Templeton Small Cap Growth, Harris Oakmark Large Cap Value, Lehman Brothers Aggregate Bond Index, MetLife Mid Cap Stock Index, MetLife Stock Index, Met/Putnam Voyager, Morgan Stanley EAFE Index, Neuberger Berman Partners Mid Cap Value, Russell 2000 Index, State Street Research Aggressive Growth, State Street Research Aurora, State Street Research Diversified, State Street Research Investment Trust, State Street Research Large Cap Value, Scudder Global Equity, T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth may not:


     1. (a) Borrow money to purchase securities or purchase securities on margin; (b) borrow money more than 5% of total assets for extraordinary or emergency purposes (e.g., to honor redemption requests which might otherwise require the sale of securities at an inopportune time); or (c) borrow in the form of short-term credits necessary to clear Portfolio transactions or to enter into reverse repurchase agreements with banks, together with amounts borrowed for extraordinary or emergency purposes, more than 1/3 of the amount by which total assets exceed total liabilities (excluding the liabilities represented by such obligations). The investment restrictions in (b) and (c) above do not apply to Scudder Global Equity.

     2. Engage in the underwriting of securities of other issuers except to the extent that in selling portfolio securities it may be deemed to be a "statutory" underwriter for purposes of the Securities Act of 1933.

     3.   Issue senior securities.

     4.   Sell call options which are not covered options.

     5. Make loans but this shall not prohibit a Portfolio from entering into repurchase agreements or purchasing bonds, notes, debentures or other obligations of a character customarily purchased by institutional or individual investors.

     6. Invest more than 10% of total assets (including REITs) in real estate interests, including real estate mortgage loans, provided that the limit shall not restrict investments in exchange-traded real estate investment trusts and shares of other real estate companies.

     7. Invest more than 25% of total assets in securities issued by companies primarily engaged in any one industry; provided that: (a) utilities will be considered separate industries according to type of service;
          (b) oil and oil related companies will be considered separate industries according to type (e.g., domestic crude oil and gas producers, domestic integrated oil companies, international oil companies, and oil service companies will each be deemed a separate industry); and
          (c) savings, loan associations, and finance companies will be considered separate industries. For these purposes, money market instruments issued by a foreign branch of a domestic bank will not be deemed to be an investment in a domestic bank. The Fund will disclose when more than 25% of these above-mentioned Portfolios' total assets are invested in four oil related industries.

          With respect to these above-mentioned Portfolios, if the Prospectus or this SAI specifically states that one or more of such Portfolios may engage in practices that would otherwise violate a fundamental policy, such exception is also part of such Portfolios' fundamental policies. (On the other hand, any policy set forth in the Prospectus or in the "Investment Objectives and Policies" section of this SAI for these Portfolios that is more restrictive than any fundamental policy on the same subject may be changed without any shareholder vote.)


          None of Capital Guardian U.S. Equity, Davis Venture Value, FI Value Leaders, Harris Oakmark Focused Value, Jennison Growth, Loomis Sayles Small Cap, MFS Investors Trust, MFS Total Return, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government, State Street Research Bond Income, State Street Research Large Cap Growth, State Street Research Money Market and Zenith Equity will:


     1. Borrow money, except to the extent permitted by applicable law, regulation or order;


     2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws;


     3. Purchase or sell real estate, except that, consistent with its investment policies, the Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

     4. Purchase or sell commodities or commodity contracts, except that, consistent with its investment policies, the Portfolio may purchase and sell financial futures contracts and options and may enter into swap agreements, foreign exchange contracts and other financial transactions not requiring the delivery of physical commodities;

     5. Make loans, except by purchasing debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, by lending its portfolio securities, or as otherwise permitted by applicable law, regulation or order;

     6. Purchase securities (other than (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) securities of a registered investment company, and (iii) in the case of State Street Research Money Market, bank instruments issued by domestic banks and U.S. branches of foreign banks) if, as a result of such purchase, more than 25% of the total assets of the Portfolio (as of the time of investment) would be invested in any one industry, except to the extent permitted by applicable law, regulation or order; or

     7. Issue any senior securities except to the extent permitted by applicable law, regulation or order (for purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract or futures contract and collateral arrangements with respect to initial and variation margin are not deemed to involve the issuance of a senior security).

The following sets out additional fundamental policies and restrictions for certain Portfolios:

FI International Stock Portfolio

As a fundamental policy, the Portfolio may not:

     a.   Lend portfolio securities in excess of 20% of total assets.

     b. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and
          (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or
          (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

Franklin Templeton Small Cap Growth Portfolio

As a fundamental policy, the Portfolio may not:


     a. Invest more than 25% of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs")).


     b.   Lend portfolio securities in excess of 20% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and
          (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or
          (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value.

Harris Oakmark Large Cap Value Portfolio

As a fundamental policy, the Portfolio may not:


     a. Invest more than 25% of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs")).


     b. Lend portfolio securities in excess of 33 1/3% of total assets.

     c. Sell put options other than to close out option positions previously entered into.

     d. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; and
          (ii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (ii) is non-fundamental). The policies in (i) and (ii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission). The Portfolio's policy to not purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return is a non-fundamental policy.


FI Mid Cap Opportunities Portfolio


As a fundamental policy, the Portfolio may not:


     a. Invest more than 30% of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs")) denominated in a foreign currency and not publicly traded in the U.S.


     b.   Lend portfolio securities in excess of 25% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and
          (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or
          (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

Lehman Brothers(R) Aggregate Bond Index Portfolio

As a fundamental policy, the Portfolio may not:

     a. Lend portfolio securities in excess of 33 1/3% of total assets.

     b. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; and
          (ii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (ii) is non-fundamental). The policies in (i) and (ii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission). The Portfolio's policy to not purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return is a non-fundamental policy.

     c. Sell put options other than to close out option positions previously entered into.

     d. For purposes of the application of the industry concentration fundamental investment restriction in 7 above to the Portfolio, companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect the financing companies.

MetLife Stock Index Portfolio

As a fundamental policy, the Portfolio may not:


     a. Invest more than 10% of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs")) except 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.


     b.   Lend portfolio securities in excess of 20% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and
          (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into.

Met/Putnam Voyager Portfolio

As a fundamental policy, the Portfolio may not:


     a. Invest more than 10% of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs")) except that 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.


     b. Lend portfolio securities in excess of 33 1/3% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental); and (iv) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) and (iv) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value.

Morgan Stanley EAFE(R) Index Portfolio

As a fundamental policy, the Portfolio may not:

     a. Lend portfolio securities in excess of 33 1/3% of total assets.

     b. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and
          (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     c. Sell put options other than to close out option positions previously entered into.

Neuberger Berman Partners Mid Cap Value Portfolio

As a fundamental policy, the Portfolio may not:


     a. Invest more than 10% of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs")).


     b.   Lend portfolio securities in excess of 33 1/3% of total assets.

     c. Invest in commodities or commodity contracts. The Portfolio's policy to not purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return is a non-fundamental policy.

     c. Sell put options other than to close out option positions previously entered into.

Russell 2000(R) Index Portfolio and MetLife Mid Cap Stock Index Portfolio

As a fundamental policy, the Portfolios may not:


     a. Invest more than 10% of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs")) except that 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.


     b. Lend portfolio securities in excess of 33 1/3% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and
          (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into.

Scudder Global Equity Portfolio

As a fundamental policy, the Portfolio may not:

     a. Lend portfolio securities in excess of 33 1/3% of total assets.

     b. (i) Borrow money in excess of 33 1/3% of total assets for extraordinary or emergency purposes (e.g., to honor redemption requests which might otherwise require the sale of securities at an inopportune time), provided that if these obligations with reverse repurchase agreements do not exceed 5% of total assets, no additional securities will be purchased for the Portfolio; or (ii) borrow in the form of short-term credits necessary to clear Portfolio transactions or enter into reverse repurchase agreements with banks, together with amounts borrowed for extraordinary or emergency purposes, more than 1/3 of the amount by which total assets exceed total liabilities (excluding the liabilities represented by such obligations).

     c. Commit more than 5% of the Portfolio's assets to transactions in options, futures or other "derivative" instruments that are intended for any purpose other than to protect against changes in market values of investments the Portfolio owns or intends to acquire, to facilitate the sale or disposition of investments for the Portfolio, or to adjust the effective duration or maturity of fixed income instruments owned by the Portfolio.

     d. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and
          (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or
          (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     e. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

State Street Research Aggressive Growth Portfolio and State Street Research Investment Trust Portfolio

As a fundamental policy, these Portfolios may not:


     a. Invest more than 10% of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs")) except that 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.


     b.   Lend portfolio securities in excess of 20% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and
          (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into.

     e. For purposes of the application of the industry concentration fundamental investment restriction in 7 above to the Portfolio, companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect the financing companies.

State Street Research Aurora Portfolio and State Street Research Large Cap Value Portfolio

As a fundamental policy, these Portfolios may not:

     a. Lend portfolio securities in excess of 33 1/3% of total assets.

     b. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and
          (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     c. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

     d. For purposes of the application of the industry concentration fundamental investment restriction in 7 above to the Portfolio, companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect the financing companies.

State Street Research Diversified Portfolio

As a fundamental policy, the Portfolio may not:


     a. Invest more than 10% of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs")) except that 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.


     b.   Lend portfolio securities in excess of 20% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and
          (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into.

     e. For purposes of the application of the industry concentration fundamental investment restriction in 7 above to the Portfolio, companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect the financing companies. Also, the 25% limitation in 7 above shall not apply to the Portfolio's (a) money market securities, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and (b) bank issued debt securities.

T. Rowe Price Large Cap Growth Portfolio

As a fundamental policy, the Portfolio may not:

     a. Invest more than 30% (excluding reserves) of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs").


     b.   Lend portfolio securities in excess of 33 1/3% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and
          (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or
          (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

T. Rowe Price Small Cap Growth Portfolio

As a fundamental policy, the Portfolio may not:


     a. Invest more than 20% (excluding reserves) of total assets in foreign securities (including investments through European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), but excluding investments through American Depositary Receipts ("ADRs")).


     b.   Lend portfolio securities in excess of 33 1/3% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

Non-Fundamental Investment Restrictions


For each of FI International Stock, Franklin Templeton Small Cap Growth, Harris Oakmark Large Cap Value, Lehman Brothers Aggregate Bond Index, MetLife Mid Cap Stock Index, MetLife Stock Index, Met/Putnam Voyager, Morgan Stanley EAFE Index, Neuberger Berman Partners Mid Cap Value, Russell 2000 Index, State Street Research Aggressive Growth, State Street Research Aurora, State Street Research Diversified, State Street Research Investment Trust, State Street Research Large Cap Value, Scudder Global Equity, T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth, the following non-fundamental policies are in addition to those described elsewhere in the Prospectus or this SAI:


     1. No Portfolio will acquire securities for the purpose of exercising control over the management of any company.


     2. At least 75% of a Portfolio's total assets must be: (a) securities of issuers in which the Portfolio has not invested more than 5% of its total assets, (b) voting securities of issuers as to which the Fund owns no more than 10% of such securities, and (c) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.


     3.   No Portfolio may make any short sale.


     4. No Portfolio may participate on a joint or joint and several basis in any trading account in securities.



None of Capital Guardian U.S. Equity, Davis Venture Value, FI Mid Cap Opportunities, FI Value Leaders, Harris Oakmark Focused Value, Jennison Growth, Loomis Sayles Small Cap, MFS Investors Trust, MFS Total Return, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government, State Street Research Bond Income, State Street Research Large Cap Growth, State Street Research Money Market and Zenith Equity will:


     1. Invest in securities of other investment companies except to the extent permitted by applicable law, regulation or order;

     2. *Invest more than 15% (10% in the case of State Street Research Money Market) of the value of the net assets of the Portfolio in illiquid securities (as of the time of investment), including variable amount master demand notes (if such notes provide for prepayment penalties) and repurchase agreements with remaining maturities in excess of seven days. (If, through a change in security values or net assets, or due to other circumstances, the value of illiquid securities held by the Portfolio exceeds 15% (10% in the case of State Street Research Money Market) of the value of the net assets of the Portfolio, the Portfolio shall consider appropriate steps to protect liquidity);

     3. Sell securities short or purchase any securities on margin, except to the extent permitted by applicable law, regulation or order;

     4. **With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company; or

     5. **With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer (as of the time of acquisition); provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company.

     * For purposes of non-fundamental investment restriction (2), "illiquid securities" is defined in this SAI under "Investment Practices - Illiquid Securities."

     ** The non-fundamental investment restrictions (4) and (5) above do not apply to Harris Oakmark Focused Value.

Insurance Law Restrictions

     The ability to sell contracts in New York requires that each portfolio manager use his or her best efforts to assure that each Portfolio complies with the investment restrictions and limitations prescribed by Sections 1405 and 4240 of the New York State Insurance Law and regulations thereunder in so far as such restrictions and limitations are applicable to investment of separate account assets in mutual funds. Failure to comply with these restrictions or limitations will result in the insurance companies that invest in the Fund ceasing to make investments in that Portfolio for the separate accounts. The current law and regulations permit the Fund to make any purchase if made on the basis of good faith and with that degree of care that an ordinarily prudent person in a like position would use under similar circumstances.

Variable Contract Related Investment Restrictions

     Separate accounts supporting variable life insurance and variable annuity contracts are subject to certain diversification requirements imposed by regulations adopted under the Internal Revenue Code. Because the Fund is intended as an investment vehicle for variable life insurance and variable annuity separate accounts, Section 817(h) of the Internal Revenue Code requires that the Fund's investments, and accordingly the investments of each Portfolio, be "adequately diversified" in accordance with regulations promulgated by the Department of the Treasury. Failure to do so means the variable life insurance and variable annuity contracts would cease to qualify as life insurance and annuities for federal tax purposes. Regulations specifying the diversification requirements have been issued by the Department of the Treasury. The Fund intends to comply with these requirements.

                              INVESTMENT PRACTICES

     The following information relates to some of the investment practices in which certain Portfolios may engage. The table indicates which Portfolios may engage in each of these practices. Zenith Equity indirectly engages in the investment practices of its Underlying Portfolios.

     A Portfolio may be subject to specific limitations on these investment practices, as stated above under "Investment Objectives and Policies" or "Investment Restrictions" or in the Prospectus. The information below does not describe every type of investment, technique or risk to which a Portfolio may be exposed. Each Portfolio reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed above under "Investment Restrictions." The Russell 2000 Index Portfolio, MetLife Mid Cap Stock Index Portfolio, Morgan Stanley EAFE Index Portfolio and MetLife Stock Index Portfolio are collectively referred to as the "Equity Index Portfolios," and, together with the Lehman Brothers Aggregate Bond Index Portfolio, the "Index Portfolios."

Investment Practices            Portfolios
------------------------------  ------------------------------------------------
Equity Securities               All Portfolios other than Lehman Brothers
                                Aggregate Bond Index and State Street Research
                                Money Market

Convertible Securities          All Portfolios other than Street Research Money
                                Market

Fixed-income Securities         All Portfolios

Money Market Instruments        All Portfolios

U.S. Government Securities      All Portfolios

Mortgage-Related Securities     All Portfolios other than State Street Research
                                Money Market, Equity Index Portfolios, FI Mid
                                Cap Opportunities, FI Value Leaders and FI
                                International Stock

Stripped Mortgage Securities    All Portfolios other than State Street Research
                                Money Market, Equity Index Portfolios, FI Mid
                                Cap Opportunities, FI Value Leaders and FI
                                International Stock


Asset-backed Securities         All Portfolios other than Equity Index
                                Portfolios, FI Mid Cap Opportunities, FI Value
                                Leaders and FI International Stock


Zero Coupon Securities          All Portfolios other than State Street Research
                                Money Market and Equity Index Portfolios

Lower Rated Fixed-income        All Portfolios other than State Street Research
Securities (High Yield Debt)    Money Market and Equity Index Portfolios

Foreign Securities              All Portfolios

High Yield/High Risk Foreign    All Portfolios other than Equity Index
Sovereign Debt Securities       Portfolios and State Street Research Money
                                Market

Brady Bonds                     All Portfolios other than Equity Index
                                Portfolios, FI Mid Cap Opportunities, FI Value
                                Leaders and FI International Stock

Foreign Equity Depositary       All Portfolios other than Lehman Brothers
Receipts                        Aggregate Bond Index and State Street Research
                                Money Market

Yankee Bonds                    All Portfolios other than State Street Research
                                Money Market, Equity Index Portfolios, FI Mid
                                Cap Opportunities, FI Value Leaders and FI
                                International Stock

Foreign Currency Transactions,  All Portfolios other than Russell 2000 Index,
including Forward Contracts,    MetLife Mid Cap Stock Index and MetLife Stock
Futures and Options             Index (except that Neuberger Berman Partners Mid
                                Cap Value may not purchase options on foreign currencies)

Emerging Markets                All Portfolios other than State Street Research
                                Money Market

Obligations of Supranational    All Portfolios other than Equity Index
Agencies                        Portfolios

Illiquid Securities             All Portfolios

Rule 144A Securities            All Portfolios

Real Estate Investment Trusts   All Portfolios other than State Street Research
                                Money Market

Investment Company Securities   All Portfolios

Exchange Traded Funds           All Portfolios other than State Street Research
                                Money Market

Repurchase Agreements           All Portfolios

Reverse Repurchase Agreements   All Portfolios other than FI Mid Cap
                                Opportunities, FI Value Leaders and FI
                                International Stock

Dollar Rolls                    All Portfolios other than FI Mid Cap
                                Opportunities, FI Value Leaders and FI
                                International Stock

Purchasing and Selling Options  All Portfolios other than Neuberger Berman
on Securities                   Partners Mid Cap Value and State Street Research
                                Money Market

Purchasing and Selling Futures  All Portfolios other than Neuberger Berman
(and options thereon)           Partners Mid Cap Value, State Street Research
                                Money Market and Harris Oakmark Focused Value

Eurodollar Futures and Options  All Portfolios other than State Street Research
                                Money Market, Neuberger Berman Partners Mid Cap Value, FI Mid Cap Opportunities and FI Value Leaders

Loan Participations and         All Portfolios other than State Street Research
Assignments                     Money Market, Equity Index Portfolios, FI Mid
                                Cap Opportunities, FI Value Leaders and FI
                                International Stock

Swaps, Caps, Floors, Collars,   All Portfolios other than State Street Research
Etc.                            Money Market, FI Mid Cap Opportunities, FI Value
                                Leaders and FI International Stock (Neuberger
                                Berman Partners Mid Cap Value may not engage in swaps)

Inverse Floaters                All Portfolios other than State Street Research
                                Money Market, Equity Index Portfolios, FI Mid
                                Cap Opportunities, FI Value Leaders and FI
                                International Stock

Structured Notes                All Portfolios other than State Street Research
                                Money Market, Equity Index Portfolios, FI Mid
                                Cap Opportunities, FI Value Leaders and FI
                                International Stock

Capital Securities              All Portfolios other than State Street Research
                                Money Market, Equity Index Portfolios, FI Mid
                                Cap Opportunities, FI Value Leaders and FI
                                International Stock

Payment-in-Kind securities      All Portfolios other than State Street Research
("PIKs")                        Money Market, Equity Index Portfolios, FI Mid
                                Cap Opportunities, FI Value Leaders and FI
                                International Stock

Warrants                        All Portfolios other than State Street Research
                                Money Market

Indexed Securities              All Portfolios other than State Street Research
                                Money Market

When Issued Securities          All Portfolios

Forward Commitments             All Portfolios other than State Street Research
                                Money Market

Hybrid Instruments              All Portfolios other than State Street Research
                                Money Market (up to 10% of total assets for T.
                                Rowe Price Large Cap Growth and T. Rowe Price
                                Small Cap Growth)


Short Sales "Against the Box"   Harris Oakmark Focused Value, MFS Investors
                                Trust, MFS Total Return, State Street Research
                                Large Cap Growth and State Street Research Bond
                                Income


Lending of Portfolio            All Portfolios
Securities

Equity Securities - The Portfolios listed above may invest in equity securities. Equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in a Portfolio may sometimes decrease instead of increase. Investments in companies with relatively small capitalization may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates which exceed those of companies with larger capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller capitalization often have limited product lines, markets or financial resources and they may be dependent upon a relatively small management group. The securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalization or the market averages in general. The net asset value of each class of a Portfolio that invests in companies with smaller capitalization, therefore, may fluctuate more widely than market averages.

Convertible Securities - The Portfolios listed above may invest in convertible securities, including corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The value of convertible securities that pay dividends or interest, like the value of other fixed-income securities, generally fluctuates inversely with changes in interest rates. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they are exercisable, but only the right to buy such securities at a particular price.

Fixed-Income Securities - The Portfolios listed above may invest in fixed-income securities. Fixed-income securities include a broad array of short, medium and long term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some fixed-income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer's obligation. Fixed-income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the security, as well as the obligation to repay the principal amount of the security at maturity.


          Fixed-income securities involve both credit risk and market risk. Credit risk is the risk that the security's issuer will fail to fulfill its obligation to pay interest, dividends or principal on the security. Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors. Except to the extent values are affected by other factors such as developments relating to a specific issuer, generally the value of a fixed-income security can be expected to rise when interest rates decline and conversely, the value of such a security can be expected to fall when interest rates rise. Some fixed-income securities also involve prepayment or call risk. This is the risk that the issuer will repay a Portfolio the principal on the security before it is due, thus depriving the Portfolio of a favorable stream of future interest or dividend payments. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Portfolio would typically receive a premium if an issuer were to redeem a security, if an issuer were to exercise a "call option" and redeem the security during times of declining interest rates, the Portfolio may realize a capital loss on its investment if the security was purchased at a premium and the Portfolio may be forced to replace the called security with a lower yielding security.

          Because interest rates vary, it is impossible to predict the income for any particular period of a Portfolio that invests in fixed-income securities. Fluctuations in the value of a Portfolio's investments in fixed-income securities will cause the net asset value of each class of the Portfolio to increase or decrease.


          Duration is a measure of the price volatility of a bond equal to the weighted average term to maturity of the bond's cash flows. The weights are the present values of each cash flow as a percentage of the present value of all cash flows. The greater the duration of a bond, the greater its percentage price volatility. Only a pure discount bond - that is, one with no coupon or sinking-fund payments - has a duration equal to the remaining maturity of the bond, because only in this case does the present value of the final redemption payment represent the entirety of the present value of the bond. For all other bonds, duration is less than maturity.

          The difference between duration and maturity depends on: (a) the size of the coupon, (b) whether or not there are to be sinking-fund payments, and (c) the yield-to-maturity represented by the bond's current market value. The higher the coupon the shorter the duration. This is because the final redemption payment accounts for a smaller percentage of the bond's current value. The higher the yield the shorter the duration. This is because the present values of the distant payments become less important relative to the present values of the nearer payments. A typical sinking fund reduces duration by about 1.5 years. For bonds of less than five years to maturity, duration expands rapidly as maturity expands. From 5 to 15 years remaining maturity, duration continues to expand as maturity lengthens, but at a considerably slower rate. Beyond 15 years' maturity, increments to duration are quite small, and only a bond with very low (or no) coupon would have a duration of more than 15 years.

          There is a close relationship between duration and the price sensitivity of a bond to changes in interest rates. The relationship is approximately as follows:

          Percent change in bond price = - (Duration x Absolute change in yield).

          For example, a bond with 10 years' duration will decline (or rise) in price by approximately 5 percent when yield increases (or decreases) by one half percent. Similarly, a yield increase of 2 percent will produce a price decline of about 24 percent for a bond with 12 years' duration; but the same 2 percent yield increase will produce a price decline of only some 10 percent for a bond with five-years' duration. This same relationship holds true for the duration and price of the entire portfolio of a Portfolio.


Money Market Instruments - Obligations of foreign branches of U.S. banks and other foreign securities are subject to risks of foreign political, economic and legal developments, which include foreign governmental restrictions adversely affecting payment of principal and interest on the obligations, foreign withholding and other taxes on interest income, and difficulties in obtaining and enforcing a judgment against a foreign branch of a domestic bank. With respect to bank obligations, different risks may result from the fact that foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks. For instance, such branches may not be subject to the types of requirements imposed on domestic banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information. Obligations of such branches will be purchased by a Portfolio only when the Portfolio's adviser or subadviser believes the risks are minimal.


          The following constitutes a description of the money market instruments which may be purchased by each Portfolio, some of which may only invest for temporary defensive purposes.

          U.S. Government Securities - are bills, certificates of indebtedness, notes and bonds issued by agencies, authorities and instrumentalities of the U.S. Government. Some obligations, such as those issued by the U.S. Treasury, the Government National Mortgage Association, the Farmers' Home Administration and the Small Business Administration, are backed by the full faith and credit of the U.S. Treasury. Other obligations are backed by the right of the issuer to borrow from the U.S. Treasury or by the credit of the agency, authority or instrumentality itself. Such obligations include, but are not limited to, obligations issued by the Tennessee Valley Authority, the Bank for Cooperatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks and the Federal National Mortgage Association.

          Certificates of Deposit - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return and are normally negotiable.

          Bankers' Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

          Eurodollar Obligations - are obligations of foreign branches of U.S. banks.


          Commercial Paper - refers to promissory notes issued by corporations in order to finance their short-term credit needs. Commercial paper may also be backed by segregated assets. See "Asset-backed securities" below. For a description of commercial paper ratings see Appendix A-2. Commercial paper may also be issued by foreign companies or banks or their U.S. affiliates.


U.S. Government Securities - The Portfolios listed above may invest in some or all of the following U.S. Government securities, as well as in other types of securities issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities:

          U.S. Treasury Bills - Direct obligations of the United States Treasury which are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the United States Government.

          U.S. Treasury Notes and Bonds - Direct obligations of the United States Treasury issued in maturities that vary between one and 40 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the United States Government.

          "Ginnie Maes" - Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvests any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

          "Fannie Maes" - The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

          "Freddie Macs" - The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the United States Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the United States Government.

          U.S. Government securities often do not involve the same credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the net asset value of each class of a Portfolio. Since the magnitude of these fluctuations will generally be greater at times when the Portfolio's average maturity is longer, under certain market conditions, a Portfolio may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Mortgage-Related Securities - The Portfolios listed above may invest in the following types of mortgage-related securities:

          Privately Issued Mortgage Securities - These privately-issued pass through securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations ("CMOs"; see the general description below). Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A Portfolio will not limit its investments to asset-backed securities with credit enhancements.


          Adjustable Rate Mortgage Securities - An Adjustable Rate Mortgage Security ("ARM"), like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed rate mortgage securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.


          Collateralized Mortgage Obligations - A Collateralized Mortgage Obligation ("CMO") is a debt security collateralized by a portfolio of mortgages or mortgage securities held under a trust indenture. In some cases, the underlying mortgages or mortgage securities are issued or guaranteed by the U.S. Government or an agency or instrumentality thereof, but the obligations purchased by a Portfolio will in many cases not be so issued or guaranteed. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. The early retirement of a particular class or series of CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security.

Stripped Mortgage Securities - The Portfolios listed above may invest in stripped mortgage securities, which are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the Portfolios invest. Stripped mortgage securities may not be as liquid as other securities in which the Portfolios may invest.

          Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield-to-maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in a top rating category.

          As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of other mortgage securities, like other debt instruments, will tend to move in the opposite direction of interest rates. Accordingly, investing in IOs, in conjunction with the other mortgage securities described herein, may reduce fluctuations in the net asset value of each class of a Portfolio.

          In addition to the stripped mortgage securities described above, the Portfolios listed above may invest in similar securities such as "Super POs," "Levered IOs" and "IOettes," all of which are more volatile than conventional POs or IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Portfolios may also invest in other similar instruments developed in the future that are deemed consistent with the investment objectives, policies and restrictions of the Portfolio.

          Under the Internal Revenue Code, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the portfolio.

Asset-Backed Securities - The Portfolios listed above may invest in asset-backed securities. As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A Portfolio will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, many such securities are widely traded by brokers and dealers, and in such cases will not be deemed by that Portfolio's subadviser to be illiquid securities for the purposes of the investment policy that limits a Portfolio's investments in illiquid securities.

          Types of Credit Support - Mortgage securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

          The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

          Examples of credit support arising out of the structure of the transaction include "senior subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Zero Coupon Securities - The Portfolios listed above may invest in zero coupon securities. Zero coupon securities involve special risk considerations. Zero coupon securities include debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When such a zero coupon security is held to maturity, its entire return (other than the return of the principal upon maturity), consists of the amortization of discount and comes from the difference between its purchase price and its maturity value. The difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain other zero coupon securities which also are sold at substantial discounts from their maturity value, provide for the commencement of regular interest payments at a deferred date.

          Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The values of zero coupon securities appreciate more during periods of declining interest rates and depreciates more during periods of rising interest rates. Zero coupon securities may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities are generally not traded on a national securities exchange, many such securities are widely traded by brokers and dealers and, if so, will not be considered illiquid.


          Current federal income tax law requires the holder of a zero coupon security (as well as the holders of other securities, such as Brady Bonds, which may be acquired at a discount) to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Lower Rated Fixed-Income Securities (High Yield Debt) - The Portfolios listed above may invest in high yield debt. Fixed-income securities rated below "investment grade" (i.e., rated below one of the top four ratings from Moody's or S&P or any other nationally recognized rating agency; or, if the securities are unrated, judged by the subadviser to be of similar quality) are considered high yield, high risk securities and are commonly known as "high yield debt" or "junk bonds". Lower quality fixed-income securities generally provide higher yields, but are subject to greater credit and market risk than higher quality fixed-income securities. Lower quality fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. The ability of a Portfolio investing in lower quality fixed-income securities to achieve its investment objective may be more dependent on the relevant adviser's or subadviser's own credit analysis than it would be for a Portfolio investing in higher quality bonds. The market for lower quality fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. For more information, including a detailed description of the ratings assigned by S&P, Moody's and Duff & Phelps, please refer to "Appendix A-1-Description of Bond Ratings."

Foreign Securities - The Portfolios listed above may invest in foreign securities. Unless otherwise indicated in the Prospectus or this SAI with respect to a Portfolio, foreign securities refer to securities of issuers organized or headquartered outside the United States or primarily traded outside the United States.


          Although investing in foreign securities may increase a Portfolio's diversification and reduce portfolio volatility, foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or governmental issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. A Portfolio's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

          A Portfolio's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

          Since most foreign securities are denominated in foreign currencies or trade primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Portfolio investing in these securities may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Changes in the value relative to the U.S. dollar of a foreign currency in which a Portfolio's holdings are denominated will result in a change in the U.S. dollar value of the Portfolio's assets and the Portfolio's income available for distribution.

          In addition, although part of a Portfolio's income may be received or realized in foreign currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Portfolio's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of the dividend, the Portfolio could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Portfolio accrues expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

          Each Portfolio may also purchase shares of investment companies investing primarily in foreign securities, including shares of funds that invest primarily in securities of issuers located in one foreign country or region. Each Portfolio may, subject to the limitations stated above, invest in World Equity Benchmark Shares ("WEBS") and similar securities that invest in securities included in foreign securities indices. See "Investment Practices - Foreign Equity Depositary Receipts."


High Yield/High Risk Foreign Sovereign Debt Securities - The Portfolios listed above may invest in high yield/high risk foreign sovereign debt securities, which are typically issued by developing or emerging market countries. Such countries' ability to pay principal and interest may be adversely affected by many factors, including high rates of inflation, high interest rates, currency exchange rate fluctuations or difficulties, political uncertainty or instability, the country's cash flow position, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, the policy of the International Monetary Fund (the "IMF"), the World Bank and other international agencies, the obligor's balance of payments, including export performance, its access to international credit and investments, fluctuations in the international prices of commodities which it imports or exports and the extent of its foreign reserves and access to foreign exchange. Currency devaluations may also adversely affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.


          If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government's implementation of economic reforms or other requirements. Failure to meet such conditions may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

          A Portfolio may invest in the sovereign debt of foreign countries which have issued or have announced plans to issue Brady Bonds, and expect that a substantial portion of their investments in sovereign debt securities will consist of Brady Bonds.

Brady Bonds - The Portfolios listed above may invest in Brady Bonds, which are debt securities issued under the framework of the Brady Plan, an initiative announced by then U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the IMF. The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

          Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, a Portfolio will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. A Portfolio may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

          In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

          Sovereign obligors in developing and emerging market countries have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness including, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Portfolio's holdings. Brady Bonds involving an emerging market country are included in any Portfolio's limitation on investments in emerging markets.


Foreign Equity Depositary Receipts - In addition to purchasing foreign securities directly, each Portfolio listed above may purchase Foreign Equity Depositary Receipts, which are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. The Portfolios listed above may invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs"). In addition, the Portfolios listed above may invest in American Depositary Receipts ("ADRs"), which represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs, GDRs and IDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs, GDRs and IDRs are not necessarily quoted in the same currency as the underlying security.

          Foreign Equity Depositary Receipts can be either "sponsored" or "unsponsored." Sponsored Foreign Equity Depositary Receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored Foreign Equity Depositary Receipts are arranged without involvement by the issuer of the underlying equity securities. Less information about the issuer of the underlying equity securities may be available in the case of unsponsored Foreign Equity Depositary Receipts.

          To the extent a Portfolio acquires Foreign Equity Depositary Receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the Foreign Equity Depositary Receipts to issue and service such Foreign Equity Depositary Receipts (unsponsored), there may be an increased possibility that such Portfolio would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Foreign Equity Depositary Receipts does not eliminate the risks inherent in investing in securities of non-U.S. issuers. The market value of Foreign Equity Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Foreign Equity Depositary Receipts and the underlying securities are quoted. However, by investing in Foreign Equity Depositary Receipts, such as ADRs, that are quoted in U.S. dollars, a Portfolio may avoid currency risks during the settlement period for purchases and sales.

Yankee Bonds - The Portfolios listed above may invest in Yankee bonds, which are bonds denominated in U.S. dollars and issued by foreign entities for sale in the United States. Yankee bonds are affected by interest rates in the U.S. and by the economic, political and other forces which impact the issuer locally.


Foreign Currency Transactions, including Forward Contracts, Futures and Options
- The Portfolios listed above may engage in foreign currency transactions to protect against a change in the foreign currency exchange rate between the date on which a Portfolio contracts to purchase or sell a security that settles in a foreign currency and the settlement date for the purchase or sale. In order to "lock in" the equivalent of a dividend or interest payment in another currency, a Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate. If conditions warrant, a Portfolio may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date ("forward contracts"). A Portfolio will maintain cash or other liquid assets in a segregated account with the custodian in an amount at least equal to (i) the difference between the current value of the Portfolio's liquid holdings that settle in the relevant currency and the Portfolio's outstanding net obligations under currency forward contracts in that currency, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract.

          Subject to the investment policies described above in "Investment Objectives" and "Investment Restrictions" and in the Prospectus, the Portfolios listed above may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions. Certain Portfolios may also purchase options on foreign currencies. See "Purchasing and Selling Options on Securities," and "Purchasing and Selling Futures (and options thereon)" below. A Portfolio's use of such transactions may be limited by tax considerations.

Emerging Markets - The Portfolios listed above may invest in the securities of issuers in emerging market countries (up to the limit of each Portfolio's ability to invest in foreign securities). Investing in securities of issuers in emerging market countries involves risks in addition to those discussed in the Prospectus and this SAI under "Foreign Securities." Emerging market countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Portfolio's purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Portfolio, the subadviser, its affiliates and their respective clients and other service providers. A Portfolio may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.


          Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign countries or limit investment by foreign countries to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Portfolio. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in equity securities in certain Asian countries, such as Taiwan, it is anticipated that a Portfolio may invest in such countries only through other investment funds in such countries. See "Investment Company Securities" below.


Obligations of Supranational Agencies - The Portfolios listed above may invest in obligations issued by supranational agencies such as the International Bank for Reconstruction and Development (commonly known as the World Bank) which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not considered U.S. Government securities and are not supported, directly or indirectly, by the U.S. Government.

Illiquid Securities - Each Portfolio may invest up to 15% (10% in the case of State Street Research Money Market) of its net assets in "illiquid securities," that is, securities which in the opinion of the subadviser may not be resalable at the price at which the Portfolio is valuing the security, within seven days, except as qualified below. Illiquid securities include securities whose disposition is restricted by federal securities laws (other than Rule 144A securities deemed liquid by the Portfolio's subadviser) and certificates of deposit and repurchase agreements of more than seven days duration or any time deposit with a withdrawal penalty. If through the appreciation of illiquid securities or the depreciation of liquid securities, a Portfolio is in a position where more than 15% (10% in the case of State Street Research Money Market) of the value of its net assets are invested in illiquid assets, the Portfolio is not required to immediately sell any illiquid securities if to do so would not be in the best interest of the Portfolio's shareholders.

Rule 144A Securities - The Portfolios listed above may purchase Rule 144A securities. These are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless the Portfolio's subadviser has determined, under guidelines established by the Fund's Board of Directors, that the particular issue of Rule 144A securities is liquid.


Real Estate Investment Trusts ("REITs") - The Portfolios listed above may invest in REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code. A Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio.


          Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Internal Revenue Code requires), and are subject to the risk of financing projects. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemption from the 1940 Act. REITs, and mortgage REITs in particular, are also subject to interest rate risk.

Investment Company Securities - The Portfolios listed above may invest in other investment companies to the extent permitted by the 1940 Act. Because of restrictions on direct investment by U.S. entities in certain countries, a Portfolio may choose to invest indirectly in such countries by purchasing shares of another investment company that is permitted to invest in such countries, which may be the most practical or efficient way for the Portfolio to invest in such countries. In other cases, where the Portfolio's subadviser desires to make only a relatively small investment in a particular country, investing through an investment company that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. As an investor in another investment company, a Portfolio will bear its share of the expenses of that investment company. These expenses are in addition to the Portfolio's own costs of operations. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company's portfolio.

          Zenith Equity pursues its investment objective by investing its assets in securities of other investment companies (FI Value Leaders, Jennison Growth and Capital Guardian U.S. Equity).

          Davis Venture Value may only invest in securities of investment companies investing primarily in foreign securities.

          Exchange Traded Funds (see below) are investment company securities; therefore, investments therein are subject to a Portfolio's limitation on investment in other investment companies.

Exchange Traded Funds - The Portfolios listed above may invest in Exchange Traded Funds ("ETFs") subject to the restrictions on the percentage of such Portfolios' assets that may be represented by Investment Company Securities. ETFs are also referred to as Domestic Equity Depositary Receipts. ETFs are interests in a unit investment trust ("UIT") that holds a portfolio of securities that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts ("SPDRs"), DIAMONDs, iShares, HOLDRs, VIPERs and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (each of these ETFs are listed on the American Stock Exchange).

          ETFs are issued in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the relevant index (the "Target Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the Target Index and the net asset value of a Portfolio Deposit.

          ETFs are not individually redeemable, except upon termination of the UIT that issued them. To redeem, a Portfolio must accumulate enough ETFs to reconstitute a Creation Unit. The liquidity of small holdings of ETFs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, a Portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.


          The redemption price (and therefore the sale price) of ETFs is derived from and based upon the securities held by the UIT that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of an ETF is similar to the risk involved in the purchase or sale of traditional securities, with the exception that the price of ETFs is based on the value of a basket of stocks. The market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they trade (which may result in their trading at a discount or premium to their net asset value). ETFs may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Portfolio could result in losses on ETFs.

Repurchase Agreements - The Portfolios listed above may enter into repurchase agreements by which a Portfolio purchases a security (usually a U.S. Government Security) and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date. Each Portfolio, through the custodian or subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one day duration and 102% on all other repurchase agreements. Each Portfolio's adviser or subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price.

          The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford a Portfolio the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, or the seller may enter insolvency, thereby delaying or limiting realization of collateral. In such event, the Portfolio may be able to exercise rights with respect to the underlying security, including possible disposition of the security in the market. However, a Portfolio may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in attempted enforcement.


Reverse Repurchase Agreements and Dollar Rolls - The Portfolios listed above may enter into reverse repurchase agreements and dollar rolls with qualified institutions to seek to enhance returns. Information about specific limitations on reverse repurchase agreements applicable to the Portfolios is set out above under "Investment Objectives and Policies" and "Investment Restrictions".

          Reverse repurchase agreements involve sales by a Portfolio of portfolio assets concurrently with an agreement by that Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities.

          A Portfolio may enter into dollar rolls in which it sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.


          The Portfolio will establish a segregated account with its custodian in which it will maintain high quality liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. Although reverse repurchase agreements and dollar rolls have certain characteristics similar to borrowings, these investment techniques are not considered borrowings by a Portfolio for purposes of determining the limitations on each Portfolio's borrowings described under the heading "Investment Restrictions".


Purchasing and Selling Options on Securities - The Portfolios listed above may purchase and sell options on a security, which entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options on securities may be traded on or off a national securities exchange. For a discussion of additional risks related to futures and options, see the discussion below. Information about specific limitations on option transactions applicable to the Portfolios is set out above under "Investment Objectives and Policies" and "Investment Restrictions".


          Risks Related to Futures and Options - The purchase and sale of futures contracts, options on futures, and options on securities or indexes and options involve risks. One risk arises because of the imperfect correlation between movements in the price of futures contracts or options and movements in the price of the underlying securities or index. A Portfolio's use of futures contracts or options will not be fully effective unless the Portfolio can compensate for such imperfect correlation. There is no assurance that a Portfolio will be able to effect such compensation.

          The correlation between the price movement of a futures contract or option and the related security (or index) may be distorted due to differences in the nature of the markets. If the price of the futures contract or option moves more than the price of the security or index, a Portfolio would experience either a loss or a gain on the future or option that is not completely offset by movements in the price of the security or index. In an attempt to compensate for imperfect price movement correlations, a Portfolio may purchase or sell futures contracts or options in a greater amount than the related securities or index position if the volatility of the related securities or index is historically greater than the volatility of the futures contracts or options. Conversely, a Portfolio may purchase or sell fewer contracts or options if the volatility of the price of the securities or index is historically less than that of the contracts or options.


          There are many reasons why changes in the values of futures contracts or options may not correlate perfectly with changes in the value of the underlying security or index. For example, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. In addition, trading hours for index futures or options may not correspond perfectly to hours of trading on the exchange where the underlying securities trade. This may result in a disparity between the price of futures or options and the value of the underlying security or index due to the lack of continuous arbitrage between the futures or options price and the value of the underlying security or index. Hedging transactions using securities indices also involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged (since a Portfolio will typically not own all of the securities included in a particular index).

          Price movement correlation also may be distorted by the limited liquidity of certain futures or options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in futures contracts or options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instance, futures and options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market generally enhances its liquidity. Nonetheless, speculative trading spreads between futures markets may create temporary price distortions unrelated to the market in the underlying securities.


          Positions in futures contracts and related options are established or closed out only on an exchange or board of trade regulated by the Commodity Futures Trading Commission ("CFTC"). There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

          An exchange-traded option may be closed out only on a national securities or commodities exchange which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that a Portfolio would have to exercise the option in order to realize any profit. If a Portfolio that has written an option is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume and (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

          Because the specific procedures for trading foreign futures and options on futures exchanges are still evolving, additional or different margin requirements as well as settlement procedures may be applicable to foreign futures and options at the time a Portfolio purchases foreign futures or options.

          The successful use of transactions in futures and options depends in part on the ability of a Portfolio to forecast correctly the direction and extent of interest rate or securities price movements within a given time frame. To the extent interest rates or securities prices move in a direction opposite to that anticipated, a Portfolio may realize a loss that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates or securities prices move during the period that a Portfolio holds futures or options positions, the Portfolio will pay the cost of taking those positions (i.e., brokerage costs). As a result, the Portfolio's total return for such period may be less than if it had not engaged in the futures or option transaction.

          Future Developments - The above discussion relates to a Portfolio's proposed use of futures contracts, options and options on futures contracts and swap transactions currently available. The relevant markets and related regulations are constantly evolving. In the event of future regulatory or market developments, a Portfolio may also use additional types of futures contracts or options and other similar or related investment techniques.


          Writing Covered Options - The Portfolios listed above may write covered call or put options. A call option on a futures contract written by a Portfolio is considered by the Portfolio to be covered if the Portfolio owns the security subject to the underlying futures contract or other securities whose values are expected to move in tandem with the values of the securities subject to such futures contract, based on historical price movement volatility relationships. A call option on a security written by a Portfolio is considered to be covered if the Portfolio owns a security deliverable under the option. A written call option is also covered if the Portfolio holds a call on the same futures contract or security as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with its custodian.

          A put option on a futures contract written by a Portfolio, or a put option on a security written by a Portfolio, is covered if the Portfolio maintains cash or other liquid assets with a value equal to the exercise price in a segregated account with the Portfolio's custodian, or else holds a put on the same futures contract (or security, as the case may be) as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

          If the writer of an option wishes to terminate its position, it may effect a closing purchase transaction by buying an option identical to the option previously written. The effect of the purchase is that the writer's position will be canceled. Likewise, the holder of an option may liquidate its position by selling an option identical to the option previously purchased.


          Closing a written call option will permit a Portfolio to write another call option on the portfolio securities used to cover the closed call option. Closing a written put option will permit a Portfolio to write another put option secured by the segregated cash or other liquid assets used to secure the closed put option. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any futures contract or securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell particular securities covering a written call option position, it will close out its position or will designate from its portfolio comparable securities to cover the option prior to or concurrent with the sale of the covering securities.

          A Portfolio will realize a profit from closing out an option if the price of the offsetting position is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Portfolio will realize a loss from closing out an option transaction if the price of the offsetting option position is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the covering securities, any loss resulting from the closing of a written call option position is expected to be offset in whole or in part by appreciation of such covering securities.

          Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter) an option writer may profit from the lapse of time even though the value of the futures contract (or security in some cases) underlying the option (and of the security deliverable under the futures contract) has not changed. Consequently, profit from option writing may or may not be offset by a decline in the value of securities covering the option. If the profit is not entirely offset, a Portfolio will have a net gain from the options transaction, and the Portfolio's total return will be enhanced. Likewise, the profit or loss from writing put options may or may not be offset in whole or in part by changes in the market value of securities acquired by the Portfolio when the put options are closed.


          Over-the-Counter Options - An over-the-counter option (an option not traded on a national securities exchange) may be closed out only with the other party to the original option transaction. While a Portfolio will seek to enter into over-the-counter options only with dealers who agree to and are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Portfolio might have to exercise an over-the-counter option it holds in order to realize any profit thereon and thereby would incur transactions costs on the purchase or sale of the underlying assets. If the Portfolio cannot close out a covered call option written by it, it will not be able to sell the underlying security until the option expires or is exercised. Furthermore, over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

          The staff of the SEC has taken the position that over-the-counter options on U.S. Government securities and the assets used as cover for written over-the-counter options on U.S. Government securities should generally be treated as illiquid securities. However, if a dealer recognized by the Federal Reserve Bank of New York as a "primary dealer" in U.S. Government securities is the other party to an option contract written by a mutual fund such as a Portfolio, and such Portfolio has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the SEC staff has agreed that the Portfolio only needs to treat as illiquid that amount of the "cover" assets equal to the amount by which (i) the formula price exceeds (ii) any amount by which the market value of the securities subject to the options exceeds the exercise price of the option (the amount by which the option is "in-the-money").

Purchasing and Selling Futures (and options thereon) - The Portfolios listed above may purchase and sell futures and options on futures. Information about specific limitations on futures and options on futures applicable to the Portfolios is set out above under "Investment Objectives and Policies" and "Investment Restrictions".

          Futures Contracts - A futures contract is an agreement between two parties to buy and sell a commodity or financial instrument (e.g., an interest-bearing security, a currency or, in the case of futures contracts on the S&P 500 Index, the value of the basket of securities comprising the Index) for a specified price on a specified future date. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1000 multiplied by the Bond Buyer Municipal Bond Index.

          When a trader, such as a Portfolio, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker, as "initial margin," an amount of cash or short-term high-quality securities (such as U.S. Treasury Bills) equal to approximately 2% to 20% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase or decline is received or paid respectively by and to the holders of these positions. The amount received or paid is known as "variation margin" or "maintenance margin." A Portfolio with a long position in a futures contract will establish a segregated account with the Portfolio's custodian containing liquid assets equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, a Portfolio will establish a segregated account with the custodian with liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts.

          Although futures contracts by their terms may require actual delivery and acceptance of securities, in most cases the contracts are closed out before settlement. Closing out a futures sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is effected by the purchaser selling an offsetting futures contract.

          Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

          MFS Total Return may purchase and sell futures contracts on interest-bearing securities or indices thereof, or on indices of stock prices (such as the S&P 500 Index), to increase or decrease its portfolio exposure to common stocks or to increase or decrease its portfolio exposure to notes and bonds.

          Options on Futures - An option on a futures contract obligates the writer, in return for the premium received, to assume a position in a futures contract (a short position if the option is a call and a long position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option generally will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying contract, the remaining term of the option, supply and demand and interest rates. Options on futures contracts traded in the United States may only be traded on a United States board of trade licensed by the CFTC.

          The Fund, on behalf of each of the Portfolios, has notified the CFTC, pursuant to Rule 4.5 under the Commodity Exchange Act, that it desires to claim exclusion from the definition of the term "Commodity Pool Operator". In connection with such exclusion, the Fund has represented, on behalf of each Portfolio, that the Fund will operate the Portfolio in a manner such that the
Portfolio:

          (i) Will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Rule 1.3(z)(1); provided, however, that, in addition, with respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of Rule 1.3(z)(1), the Portfolio may enter into commodity futures and commodity options contracts for which the aggregate initial margin and premiums required to establish such positions will not exceed 5 percent of the liquidation value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined in CFTC Rule 190.01(x) may be excluded in computing such 5%;

          (ii) Will not be, and has not been, marketing participation to the public as or in a commodity pool or otherwise as or in a vehicle for trading in the commodity futures or commodity options markets;

          (iii) Will disclose in writing to each prospective participant the purpose of and the limitations on the scope of the commodity futures and commodity options trading in which the Portfolio intends to engage; and

          (iv) Will submit to such special calls as the CFTC may make to require the Fund on behalf of the Portfolio to demonstrate compliance with the provisions of Rule 4.5(c) under the Commodity Exchange Act.

          If Rule 4.5 under the Commodity Exchange Act is amended to provide for an alternative to the 5 percent test described in (i) above, a Portfolio will operate in accordance with either the 5 percent test or the alternative test, except as provided in such Portfolio's fundamental investment policies. For a discussion of additional risks related to futures and options, see the discussion below.

Eurodollar Futures and Options - The Portfolios listed above may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Loan Participations and Assignments - The Portfolios listed above may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders").

The Portfolios listed above may invest in such Loans in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically will result in the Portfolios having a contractual relationship only with the Lender, not with the borrower. The Portfolios will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolios generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolios may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolios will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. When a Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

          The Portfolios may have difficulty disposing of Assignments and Participations. Because the market for such instruments is not highly liquid, the Portfolios anticipate that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Portfolio's ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The Portfolios currently intend to treat all investments in Participations and Assignments as illiquid.


Swaps, Caps, Floors, Collars, Etc. - The Portfolios listed above may enter into interest rate, currency and index swaps, the purchase or sale of related caps, floors and collars and other derivatives. A Portfolio will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a portfolio anticipates purchasing at a later date. A Portfolio will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of an interest rate cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference currencies.

          A Portfolio will usually enter into interest rate swaps on a net basis, that is, two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. To the extent that a Portfolio maintains in a segregated account with its custodian liquid assets sufficient to meet its obligations under swaps, caps, floors, collars and other similar derivatives (see below) these investments will not constitute senior securities under the 1940 Act, as amended, and, thus, will not be treated as being subject to the Portfolio's borrowing restrictions. A Portfolio will not enter into any swap, cap, floor, collar or other derivative transaction unless the counterparty is deemed creditworthy by that Portfolio's subadviser. If a counterparty defaults, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. Caps, floors and collars may not be as liquid as swaps.

          The liquidity of such agreements will be determined by a Portfolio's subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset a Portfolio's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed to be within the restriction on investments in illiquid securities.

          The Portfolio's listed above will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Portfolio's accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Portfolio's accrued obligations under the agreement.


Inverse Floaters - The Portfolios listed above may invest in inverse floaters, which are derivative mortgage securities. Inverse floaters are structured as a class of security that receives distributions on a pool of mortgage assets and whose yields move in the opposite direction of short-term interest rates, sometimes at an accelerated rate. Inverse floaters may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which the Portfolios invest (with the exception of stripped mortgage securities). Inverse floaters may not be as liquid as other securities in which the Portfolios may invest.

Structured Notes - The Portfolios listed above may invest in a broad category of instruments known as "structured notes." These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors. For example, the issuer's obligations could be determined by reference to changes in the value of a commodity (such as gold or oil), a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer's obligations are determined by reference to changes over time in the difference (or "spread") between two or more external factors (such as the U.S. prime lending rate and the LIBOR). In some cases, the issuer's obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer's interest payment obligations are reduced). In some cases, the issuer's obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer's obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the U.S. Treasury bill rate does not exceed some specified maximum); but if the external factor or factors change by more than the specified amount, the issuer's obligations may be sharply increased or reduced.


          Structured notes can serve many different purposes in the management of a Portfolio. For example, they can be used to increase a Portfolio's exposure to changes in the value of assets that the Portfolio would not ordinarily purchase directly (such as gold or oil). They can also be used to hedge the risks associated with other investments a Portfolio holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in market interest rates, the value of the structured note would generally move in the opposite direction to the value of traditional debt obligations, thus moderating the effect of interest rate changes in the value of a Portfolio's portfolio as a whole.

          Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer's obligations (and thus the value of a Portfolio's investment) will be reduced because of changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer's obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that a Portfolio would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the subadviser's analysis of the issuer's creditworthiness and financial prospects, and of the subadviser's forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described above) apply.


Capital Securities - The Portfolios listed above may invest in capital securities, which are securities issued by a trust having as its only assets junior subordinated debentures of a corporation, typically a bank holding company. This structure provides tax advantages to a bank holding company while generally providing investors a higher yield than is offered by investing directly in a bank holding company's subordinated debt.

Payment-in-Kind Securities ("PIKs") - The Portfolios listed above may invest in PIKs, which are debt obligations which provide that the issuer may, at its option, pay interest on such obligations in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

Warrants - The Portfolios listed above may invest in warrants, which are securities that give a Portfolio the right to purchase equity securities from an issuer at a specific price (the "strike price") for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Indexed Securities - The Portfolios listed above may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Portfolios may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose a Portfolio to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.


          The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.


When-Issued Securities - The Portfolios listed above may invest in when-issued securities. If the value of a "when-issued" security being purchased falls between the time a Portfolio commits to buy it and the payment date, the Portfolio may sustain a loss. The risk of this loss is in addition to the Portfolio's risk of loss on the securities actually in its portfolio at the time. In addition, when a Portfolio buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Portfolio may be lower than the yield available on other, comparable securities at the time of delivery or lost investment opportunity with respect to liquid assets in the event the counter-party defaults on its obligation to deliver the security on the settlement date. A Portfolio will maintain assets in a segregated account in an amount sufficient to satisfy its outstanding obligations to buy securities on a "when-issued" basis.


Forward Commitments - The Portfolios listed above may purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement period. A Portfolio is required to hold and maintain in a segregated account with the custodian, until three-days prior to settlement date, cash or other liquid assets in amount sufficient to meet the purchase price. Alternatively, a Portfolio may enter into offsetting contracts for the forward sale of other securities it owns. The purchase of securities on a forward commitment basis involves risk of loss if the value of the security to be purchased declines prior to the settlement date or lost investment opportunity with respect to liquid assets in the event the counter-party defaults on its obligation to deliver the security on the settlement date. Although a Portfolio will generally purchase securities on a forward commitment basis with the intention of acquiring such securities for its portfolio, a Portfolio may dispose of forward commitments prior to settlement if the subadviser deems it appropriate to do so.


Hybrid Instruments - The Portfolios listed above may invest in hybrid instruments (a type of potentially high-risk derivative). Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, hybrid instruments may take a variety of forms, including, but no limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rate. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

          Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument in structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

          Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a United States dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.


          Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.


          Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over the counter market without the guarantee of a central clearing organization or in a transaction between a Portfolio and the issuer of the hybrid instrument, the creditworthiness of the counter party or issuer of the hybrid instrument would be an additional risk factor which the Portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of a Portfolio.

Short Sales "Against the Box" - The Portfolios listed above may engage in short sales "against the box." A short sale is a transaction in which a party borrows a security and then sells the borrowed security to another party. Each Portfolio listed above may engage in short sales if it owns (or has the right to acquire without further consideration) the security it has sold short, a practice known as selling short "against the box." Short sales against the box may protect a Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, a subadviser does not want to sell the security.

Lending of Portfolio Securities - Each Portfolio may lend its portfolio securities to broker-dealers under contracts calling for cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. A Portfolio will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments, which may include shares of money market funds subject to any investment restriction described herein. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans may be called so that the securities may be voted by a Portfolio. A Portfolio pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees.

          A Portfolio may pay reasonable finders, administrative and custodial fees to persons that are unaffiliated with the Fund for services in connection with loans of its portfolio securities. Payments received by a Portfolio equal to dividends, interest and other distributions on loaned securities may be treated as income other than qualified income for the 90% test discussed under "Taxes" below. The Fund intends to engage in securities lending only to the extent that it does not jeopardize its qualification as a regulated investment company under the Internal Revenue Code.


                          RESOLVING MATERIAL CONFLICTS


          Currently, shares in the Fund are available only to separate accounts established by Metropolitan Life Insurance Company ("MetLife"), New England Life Insurance Company ("NELICO"), MetLife Investors USA Insurance Company ("MetLife Investors"), or General American Life Insurance Company ("General American") and their affiliates or their subsidiaries, and to certain eligible qualified retirement plans ("Qualified Plans"), as an investment vehicle for variable life insurance or variable annuity products or Qualified Plans. In the future, however, such shares may be offered to separate accounts of insurance companies unaffiliated with MetLife, NELICO, MetLife Investors, or General American.

          A potential for certain conflicts of interest exists between the interests of variable life insurance contract owners and variable annuity contract owners. Pursuant to conditions imposed in connection with related regulatory relief granted by the SEC, the Fund's Board of Directors has an obligation to monitor events to identify conflicts that may arise from the sale of shares to both variable life insurance and variable annuity separate accounts or to separate accounts of insurance companies not affiliated with MetLife, NELICO, MetLife Investors, or General American. Such events might include changes in state insurance law or federal income tax law, changes in investment management of any Portfolio of the Fund or differences between voting instructions given by variable life insurance and variable annuity contract owners. Through its Participation Agreement with the Fund, each insurance company investing in the Fund is responsible for monitoring and reporting any such conflicts to the Fund and for proposing and executing any necessary remedial action. The Board of Directors of the Fund has an obligation to determine whether such proposed action adequately remedies any such conflicts.


                        DETERMINATION OF NET ASSET VALUES

          The net asset value per share of each class of each Portfolio is determined as of the close of regular trading on the New York Stock Exchange on each day the New York Stock Exchange is open. The New York Stock Exchange is currently expected to be closed on weekend days and on the following holidays each year: New Year's Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because foreign exchanges are not always closed at the same time that the New York Stock Exchange is closed, the price of securities primarily traded on foreign exchanges may increase or decrease when the New York Stock Exchange is closed.

Therefore, the net asset value of each class of a Portfolio that holds these securities may change on days that separate accounts will not be able to purchase or redeem Fund shares.


          If the Board of Directors decides that continuing to offer shares of one or more Portfolios will not serve the Fund's best interest (e.g., changing market conditions, regulatory problems or low Portfolio participation), the Fund may stop offering such shares and, by a vote of the Board of Directors, may require redemption (at net asset value) of outstanding shares in such Portfolio(s) upon 30 days' prior written notice to affected shareholders.


          Expenses of each Portfolio are paid or accrued each day.

All Portfolios (other than State Street Research Money Market)
--------------------------------------------------------------

     Each Portfolio other than State Street Research Money Market values its securities in the manner set forth below.

     Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the adviser or relevant subadviser pursuant to authorization of the Board. Short term obligations with a remaining maturity of sixty days or less are stated at amortized cost value which approximates fair market value.


     Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing (the "NOCP"). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day, are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board of Directors or its delegates. If no closing price is available, then such securities are valued by using the mean between the last reported bid and asked prices. Equity securities traded over-the-counter are valued at the last reported sales price.

     Securities for which current market quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Portfolio's adviser or subadviser acting under the supervision of the Board of Directors, although the actual calculations may be made by a pricing service selected by the Portfolio's adviser or subadviser and approved by the Board.

     Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day, are valued at the mean between the last reported bid and asked prices (except for Scudder Global Equity which uses last reported bid price). However, if an event occurring after the closing of an exchange outside the United States may have affected such security's value, the Fund, under procedures approved by the Board, may fair value the security in good faith. The actual calculations may be made by a pricing service selected by the adviser or relevant subadviser and approved by the Board or a fair value pricing vendor approved by the Board.


     Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

     Options, whether on securities, indices, or futures contracts, are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

     The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

State Street Research Money Market
----------------------------------

          The portfolio securities of State Street Research Money Market will be valued at amortized cost. Under the amortized cost method of valuation, securities are valued at cost on the date of purchase. Thereafter the values of securities purchased at a discount or premium are increased or decreased incrementally each day so that at maturity the purchase discount or premium is fully amortized and the value of the security is equal to its principal amount. Due to fluctuations in interest rates, the amortized cost value of the securities of State Street Research Money Market may at times be more or less than their market value.


          By using amortized cost valuation, State Street Research Money Market seeks to maintain a constant net asset value of $100 per share of each class of the Portfolio despite minor shifts in the market value of its portfolio securities. The yield on a shareholder's investment may be more or less than that which would be recognized if the net asset value per share of each class of State Street Research Money Market were not constant and were permitted to fluctuate with the market value of the portfolio securities of the Portfolio. However, as a result of the following procedures, the Fund believes any difference will normally be minimal. Quarterly, the Fund's Directors monitor the deviation between the net asset value per share of each class of the Portfolio as determined by using available market quotations and such class' amortized cost price per share. State Street Research, subadviser to State Street Research Money Market, makes such comparisons at least weekly and will advise MetLife Advisers and the Directors promptly in the event of any significant deviation. If the deviation exceeds 0.50% for any class, the Board of Directors will consider what action, if any, should be initiated to provide fair valuation of the portfolio securities of State Street Research Money Market and prevent material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, withholding dividends or utilizing a net asset value per share of each class as determined by using available market quotations.





                                    EXPENSES


Expense Agreement
-----------------

          Pursuant to an expense agreement relating to each class of Franklin Templeton Small Cap Growth, Met/Putnam Voyager, MFS Investors Trust and State Street Research Large Cap Value, MetLife Advisers has agreed to pay, from May 1, 2004 to April 30, 2005, the operating expenses (not including amortization of expenses, brokerage costs, interest, taxes, or extraordinary expenses) in excess of stated annual expense limits (based on a Portfolio's then-current fiscal year, which limits vary from Portfolio to Portfolio). This subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of such Portfolios (other than Met/Putnam Voyager) to repay MetLife Advisers in future years, if any, when a class' expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class' stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of a Portfolio is obligated to repay any expense paid by MetLife Advisers more than three years in the case of Franklin Templeton Small Cap Growth and MFS Investors Trust and five in the case of State Street Research Large Cap Value, after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of each Portfolio's net average daily net assets) in effect from May 1, 2004 to April 30, 2005 are as follows:

-------------------------------------------------------------------
Portfolio                                 Expense Limit Agreement
-------------------------------------------------------------------
                                        Class A   Class B   Class E
-------------------------------------------------------------------
Franklin Templeton Small Cap Growth        1.15%     1.40%     1.30%
Met/Putnam Voyager                         1.00%     1.25%     1.15%
MFS Investors Trust                        1.00%     1.25%     1.15%
State Street Research Large Cap Value      0.95%     1.20%     1.10%

Additional Information About Expenses
-------------------------------------


          Each Portfolio pays all expenses not borne by MetLife Advisers or its subadviser or MetLife, including, but not limited to, the charges and expenses of each Portfolio's custodian, independent auditors and legal counsel for the Fund and its independent Directors, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and Directors' meetings and preparing, printing and mailing prospectuses and reports to shareholders, dues for membership in the Investment Company Institute, and the compensation of Directors of the Fund who are not directors, officers or employees of MetLife Advisers or its affiliates, other than affiliated registered investment companies.


          The table below sets forth the total expenses incurred by each Portfolio subject to expense limits during the year ended December 31, 2003 and what each Portfolio's expenses would have been without the expense agreement for the same period.


-------------------------------------------------------------------------------------------------
                                                                      Total Operating Expenses
                                        Total Operating Expenses      (as a percentage of average
                                        (as a percentage of average   daily net assets) without
Portfolio                               daily net assets)             the expense agreement
-------------------------------------------------------------------------------------------------
                                        Class A   Class B   Class E   Class A   Class B   Class E
-------------------------------------------------------------------------------------------------
Franklin Templeton Small Cap Growth        1.13%     1.38%     1.28%     1.32%     1.57%     1.47%
Met/Putnam Voyager                         1.00%     1.25%     1.15%     1.07%     1.32%     1.22%
MFS Investors Trust                        0.98%     1.23%     1.13%     1.11%     1.36%     1.26%
Morgan Stanley EAFE Index                  0.71%     0.96%     0.86%     0.71%     0.96%     0.86%
State Street Research Large Cap Value      0.94%     1.19%     1.09%     1.05%     1.30%     1.20%
-------------------------------------------------------------------------------------------------



          These expense figures do not include portfolio brokerage commissions, which are not deducted from the Portfolio's assets in the same manner as other charges and expenses; rather, brokerage commissions are part of the purchase price paid for portfolio securities and reduce the proceeds received on the sale of portfolio securities.

                             DIRECTORS AND OFFICERS


          The Fund's Directors review actions of the Fund's investment adviser and subadvisers, and decide upon matters of general policy. The Fund's officers supervise the daily business operations of the Fund. The Board of Directors and the Fund's officers are listed below. Each Director is responsible for overseeing all 33 Portfolios of the Fund. There is no limit to the term a Director may serve.


Interested Directors (1)
------------------------

          Each Director below is an "interested person" (as defined by the 1940
Act) in that Mr. McHaffie is an employee, and Mr. Typermass, a former employee of, and currently consulting to, MetLife, which is an affiliate of MetLife Advisers, the investment adviser of the Fund.

----------------------------------------------------------------------------------------------------------
                                                                                            Number of
                           Current                       Principal occupations over    Portfolios in Fund
    Name, Address      position(s) with   Position(s)    past five years, including    Complex Overseen by
       and Age              Fund          held since      other directorships/(2)/        Director (3)
----------------------------------------------------------------------------------------------------------
Hugh C. McHaffie       Director,             2003      Senior Vice President,                  34
Metropolitan Life      Chairman of the                 MetLife, since 1999; Chair of
Insurance Company      Board, President                the Board of Managers,
501 Boylston Street    and Chief                       President and Chief Executive
Boston, MA 02116       Executive Officer               Officer, MetLife Advisers,
Age: 45                                                since 2003; formerly, Senior
                                                       Vice President, New England
                                                       Zenith Fund ("Zenith Fund")**;
                                                       formerly, Vice President,
                                                       Manufacturers Life North
                                                       America.
----------------------------------------------------------------------------------------------------------
Arthur G. Typermass    Director              1998      Formerly, Senior                        34
43 Chestnut Street                                     Vice-President and Treasurer,
Garden City, NY 11530                                  MetLife, 1997-1998.
Age: 66
----------------------------------------------------------------------------------------------------------


Non-Interested Directors (1)
----------------------------

          Each Director below is not an "interested person" (as defined by the 1940 Act).


----------------------------------------------------------------------------------------------------------
                                                                                            Number of
                            Current                      Principal occupations over    Portfolios in Fund
    Name, Address      position(s) with   Position(s)    past five years, including    Complex Overseen by
       and Age               Fund         held since      other directorships/(2)/        Director (3)
----------------------------------------------------------------------------------------------------------
Steve A. Garban+       Director              1993      Formerly, Chief Financial               53
226 Harris Drive                                       Officer, Senior Vice President
State College,                                         Finance and Operations and
PA 16801                                               Treasurer (Emeritus), The
Age: 66                                                Pennsylvania State University.

----------------------------------------------------------------------------------------------------------
Linda B. Strumpf       Director              2000      Vice President and Chief                34
Ford Foundation                                        Investment Officer, Ford
320 E. 43/rd/ Street                                   Foundation.
New York, NY 10017
Age: 56
----------------------------------------------------------------------------------------------------------
Michael S. Scott       Director              1993      Jay W. Forrester Professor of           53
Morton+ Massachusetts                                  Management (Emeritus) at Sloan
Institute of                                           School of Management, MIT.
Technology ("MIT")
50 Memorial Drive
Cambridge, MA 02138
Age: 66
----------------------------------------------------------------------------------------------------------
Toby Rosenblatt+       Director              2001      President, since 1999, and              53
3409 Pacific Avenue                                    formerly, Vice President,
San Francisco,                                         Founders Investments, Ltd.
CA 94118
Age:  65
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
H. Jesse Arnelle       Director              2001      Counsel, Womble Carlyle                 34
400 Urbano Drive                                       Sandrie & Rice; Director,
San Francisco,                                         Textron Inc. (global
CA 94127 Age: 70                                       multi-industry company)*;
                                                       Director, Gannet Co. Inc.
                                                       (diversified news and
                                                       information company)*;
                                                       Director, Eastman Chemical
                                                       Company (global chemical
                                                       company)*; Director, Waste
                                                       Management, Inc.*; Director,
                                                       Armstrong Holdings Inc.
                                                       (parent company of floor and
                                                       ceiling products business)*;
                                                       Director, FPL Group Inc.
                                                       (public utility holding
                                                       company)*; Director, URS
                                                       Corporation (engineering
                                                       design services firm)*.
----------------------------------------------------------------------------------------------------------
Nancy Hawthorne        Director              2003      Director, Avid Technologies             34
60 Hyslop Road                                         (computer software company)*;
Brookline, MA 02445                                    Board of Advisors, L. Knife &
Age: 53                                                Sons, Inc. (beverage
                                                       distributor); Chief Executive
                                                       Officer, Clerestory LLC
                                                       (corporate financial advisor);
                                                       formerly, Trustee, Zenith
                                                       Fund**; formerly, Chief
                                                       Executive Officer and Managing
                                                       Partner, Hawthorne, Krauss and
                                                       Associates (corporate
                                                       financial advisor); formerly,
                                                       Chief Financial Officer and
                                                       Executive Vice President,
                                                       Continental Cablevision,
                                                       subsequently renamed MediaOne
                                                       (cable television company);
                                                       formerly, Director, Life F/X,
                                                       Inc.; formerly, Chairman of
                                                       the Board, WorldClinic
                                                       (distance medicine company);
                                                       formerly, Director, Perini
                                                       Corporation (construction)*;
                                                       formerly, Director, CGU
                                                       (property and casualty
                                                       insurance company); formerly,
                                                       Director, Beacon Power
                                                       Corporation (energy)*.
----------------------------------------------------------------------------------------------------------
John T. Ludes          Director              2003      Formerly, Trustee, Zenith               34
57 Water Street                                        Fund**; formerly, Vice
Marion, MA 02738                                       Chairman, President and Chief
Age: 67                                                Operating Officer, Fortune
                                                       Brands/American Brands (global
                                                       conglomerate); formerly,
                                                       President and CEO, Acushnet
                                                       Company (athletic equipment).
----------------------------------------------------------------------------------------------------------


Officers(1)
-----------


------------------------------------------------------------------------------------------
                                 Current
                             position(s) with  Position(s)    Principal occupations over
Name, and Address      Age        Fund         held since      past five years /(2)/
------------------------------------------------------------------------------------------
John F. Guthrie, Jr.    60   Senior Vice          2002      Manager and Senior Vice
MetLife Advisers, LLC        President                      President, MetLife Advisers;
501 Boylston Street                                         Vice President, NELICO;
Boston, MA 02116                                            formerly, Senior Vice
                                                            President, Zenith Fund**.
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Peter Duffy             48   Vice President       2000      Senior Vice President, MetLife
MetLife Advisers, LLC        and Treasurer                  Advisers, since December 1998;
501 Boylston Street                                         Senior Vice President; NELICO;
Boston, MA 02116                                           formerly, Vice President and
                                                            Treasurer, Zenith Fund**.
------------------------------------------------------------------------------------------
Thomas M. Lenz          45   Vice President       2002      General Counsel and Secretary,
MetLife Advisers, LLC        and Secretary                  MetLife Advisers, since 1998;
501 Boylston Street                                         Assistant General Counsel,
Boston, MA 02116                                            MetLife; formerly, Vice
                                                            President and Secretary,
                                                            Zenith Fund**.
------------------------------------------------------------------------------------------
Thomas C. McDevitt      48   Vice President       2002      Formerly, Vice President,
MetLife Advisers, LLC                                       Zenith Fund**.
501 Boylston Street
Boston, MA 02116
------------------------------------------------------------------------------------------
Daphne Thomas-Jones     48   Vice President       2000      Assistant Vice President,
Metropolitan Life                                           since 1998, and formerly,
Insurance Company                                           Director, MetLife.
One Madison Avenue
New York, NY 10010
------------------------------------------------------------------------------------------
Thomas E. Lenihan       49   Senior Vice          2004      Managing Director, Investments
Metropolitan Life            President                      Department, MetLife.
Insurance Company
10 Park Avenue
Morristown, NJ 07962
------------------------------------------------------------------------------------------


* Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

** Following its merger into the Fund on May 1, 2003, the Zenith Fund deregistered as an investment company with the SEC on January 29, 2004.




(+) Serves as a trustee, director and/or officer of one or more of the following companies, each of which has a direct or indirect advisory relationship with MetLife Advisers or its affiliates: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (the "State Street Research Funds").



(1) Each Director of the Fund also serves as trustee of Metropolitan Series Fund II ("Met Series Fund II"), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.

(2) Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO, New England Financial, New England Funds, L.P., or New England Securities Corporation ("NES") are omitted if not materially different.

(3) The Fund Complex includes the Fund (33 portfolios), Met Series Fund II (1 portfolio) and the State Street Research Funds (19 portfolios).

Director Beneficial Ownership
-----------------------------

     The following table states the dollar range of equity securities beneficially owned by each Director in the Portfolios of the Fund.

----------------------------------------------------------------------------------------------------
                                                         Dollar Range of Equity    Dollar Range of
                                                             Securities in        Equity Securities
      Director                Name of Portfolio            the Portfolio/(1)/      In the Fund/(1)/
----------------------------------------------------------------------------------------------------
Arthur G. Typermass   FI International Stock Portfolio      $10,001-$50,000         Over $100,000
                      ---------------------------------------------------------
                      MetLife Stock Index Portfolio        $50,001- $100,000
                      ---------------------------------------------------------
                      State Street Research Aggressive     $50,001- $100,000
                      Growth Portfolio
----------------------------------------------------------------------------------------------------


(1) Represents ownership, as of December 31, 2003, of insurance products that utilize the Fund as an investment vehicle. Shares of the Fund may not be held directly by individuals.


Committees of the Board
-----------------------

          The Directors have delegated certain authority to an Audit Committee, which is comprised of Messrs. Steve Garban, John Ludes and Michael Scott Morton and Ms. Linda Strumpf, all of whom are not "interested persons" (as defined in the 1940 Act) of the Fund ("Independent Directors"). The Audit Committee reviews financial and accounting controls and procedures; recommends the selection of the independent accountants; reviews the scope of the audit; reviews financial statements and audit reports; and reviews the independence of the independent accountants and approval of fees and assignments relating to both audit and non-audit activities of the independent accountants. Mr. Garban currently serves as chair of the Audit Committee.


          The Directors have established two Contract Review Committees of the Board. One Contract Review Committee is comprised of Messrs. H. Jesse Arnelle and Ludes and Ms. Strumpf. Ms. Strumpf currently serves as chair of that Contract Review Committee. The other Contract Review Committee is comprised of Ms. Nancy Hawthorne and Messrs. Toby Rosenblatt and Garban. Mr. Garban currently serves as chair of that Contract Review Committee. Each Contract Review Committee from time to time reviews and makes recommendations to the Board as to contracts that require approval of a majority of the Independent Directors, which are assigned to such Contract Review Committee by the Board, and any other contracts that may be referred to it by the Board.

          The Governance Committee is comprised of Messrs. Arnelle, Morton and Rosenblatt and Ms. Hawthorne. The Governance Committee recommends to the Independent Directors nominees for Independent Director membership on the Board of the Fund, reviews periodically Board governance operations and reviews and recommends compensation of the Independent Directors.

          During 2003, the Audit Committee met three times and each Contract Review Committee met one time. The Governance Committee, which was established on November 6, 2003, did not meet during 2003.


Board Approval of the Existing Advisory and Subadvisory Agreements
------------------------------------------------------------------

          In determining to approve the existing advisory and subadvisory agreements for the Portfolios, the Board of Directors, including the Independent Directors, did not identify any single factor as determinative but took into account a number of factors. The Directors considered the nature, quality, cost and extent of services performed by the investment adviser, subadvisers and affiliated companies under the existing advisory and subadvisory agreements. The Directors reviewed information on the investment performance of each Portfolio as well as performance of each Portfolio relative to a peer group of mutual funds and to the performance of an appropriate index or indices. The Directors took into account whether each Portfolio has operated in accordance with its investment objective and each Portfolio's record of compliance with its investment restrictions, tax and reporting requirements. The Directors also considered the investment adviser's and subadvisers' record with respect to regulatory compliance and evaluated the procedures of the investment adviser and subadvisers designed to protect the Portfolios against conflicts of interest, including the codes of ethics of the investment adviser and subadviser.

          The Directors also gave substantial consideration to the fees payable under the advisory and subadvisory agreements. The Directors considered, for each Portfolio, the Portfolio's expense ratio and the expense ratios of a peer group of funds. They also considered the contractual expense limitations and the financial impact on the investment adviser and subadvisers relating to such limitations and the amount and nature of fees paid by the Portfolios. The information on advisory and subadvisory fees and expense ratios, as well as performance data, included both information compiled by the investment adviser and information compiled by an independent data service. For these purposes, the Directors took into account not only the fees paid by the Portfolios, but also so-called "fallout benefits" to the investment adviser or subadviser, such as the engagement of affiliates of the investment adviser or subadviser to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the investment adviser or subadviser by reason of brokerage commissions generated by the securities transactions of the Portfolios. In evaluating each Portfolio's advisory and subadvisory fees, the Directors also took into account the demands, complexity and quality of the advisory services of such Portfolio.

          With respect to the investment adviser, the Directors considered that the investment adviser is (i) ultimately responsible for the performance of the Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each Portfolio; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance procedures in place. With respect to the investment adviser, the Directors also considered that the investment adviser provides a full range of day-to-day administrative services for the Portfolios involving all aspects of the Portfolios' day-to-day operations (other than portfolio management).

          The Directors also considered the level of the investment adviser's and subadvisers' profits in respect of the management of the Portfolios and the provision of other services to the Portfolios by the investment adviser and subadvisers or their affiliates. They considered the levels of such profits in light of the actual operation of the investment adviser, each subadviser, the Fund and the respective Portfolio, and the fee structure of each Portfolio, including the levels of any breakpoints in the advisory or subadvisory fees.

          Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the existing advisory fee structures were consistent with the fiduciary obligations of the investment adviser and the subadvisers.

Directors Fees
--------------

          The officers and Directors of the Fund who are affiliates of MetLife Advisers, any subadviser of the Fund or MetLife receive no compensation from the Fund for their services in such capacities, although they may receive compensation from MetLife, MetLife Advisers or any affiliate for services rendered in other capacities.


          Each Director who is not currently an active employee of MetLife or its affiliates also serves as trustee and member of the same committees of Met Series Fund II and for serving in all capacities receives an aggregate retainer fee at the annual rate of $54,000, plus aggregate attendance fees of $5,000 for each Directors' meeting attended, aggregate attendance fees of $2,500 for each committee meeting attended and reimbursement for out-of pocket expenses related to such attendance. The chair of the Audit Committee and each chair of the Contract Review Committees each receives an aggregate fee of $2,500 for each full calendar year during which he/she serves as such chair. The Lead Independent Director of the Fund, Mr. Garban, who was appointed on February 5, 2004, receives an aggregate annual retainer fee of $5,000. These fees are allocated among the Portfolios and the one portfolio of Met Series Fund II based on a formula that takes into account, among other factors, the net assets of each Portfolio and the portfolio of Met Series Fund II.

     During the fiscal year ended December 31, 2003, the persons who were then Directors of the Fund received the amounts set forth below.


------------------------------------------------------------
                                          Total Compensation
                            Aggregate     from the Fund and
                          Compensation    Fund Complex Paid
   Name of Director       from the Fund    to Directors (a)
------------------------------------------------------------
Linda B. Strumpf          $      75,250   $           75,250
------------------------------------------------------------
Steve A. Garban           $      77,500   $          161,500
------------------------------------------------------------
H. Jesse Arnelle          $      67,000   $           67,000
------------------------------------------------------------
Dean O. Morton (b)        $      70,000   $          163,800
------------------------------------------------------------
Michael S. Scott Morton   $      70,000   $          163,800
------------------------------------------------------------
Arthur G. Typermass       $      64,500   $           64,500
------------------------------------------------------------
Toby Rosenblatt           $      67,000   $          143,800
------------------------------------------------------------
Nancy Hawthorne           $      53,500   $           70,833
------------------------------------------------------------
John T. Ludes             $      56,000   $           73,333
------------------------------------------------------------



(a) The Fund and the Fund Complex includes New England Zenith Fund, Met Series Fund II and State Street Research Funds and is currently comprised of a total of 53 portfolios. The State Street Research Funds currently comprise 19 portfolios. "Total Compensation from the Fund and Fund Complex Paid to Directors" is for the 12 months ended December 31, 2003. The Directors became trustees of Met Series Fund II on November 6, 2003.


(b)  Retired from the Fund's Board of Directors on April 1, 2004.

          The Fund provides no pension or retirement benefits to Directors.

          At March 31, 2004, the officers and Directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund or any Portfolio.

                              ADVISORY ARRANGEMENTS

          Advisory Structure. Pursuant to separate advisory agreements (the "advisory agreements"), MetLife Advisers, LLC ("MetLife Advisers") has agreed to manage the investment and reinvestment of assets of each Portfolio. MetLife Advisers has delegated certain of these responsibilities, including responsibility for determining what investments such Portfolio should purchase, hold or sell and directing all trading for the Portfolio's account, for each of the Portfolios to subadvisers under subadvisory agreements described below.

          In each case, advisory services are provided subject to the supervision and control of the Fund's Directors. Each advisory agreement also provides that MetLife Advisers will furnish or pay the expenses of the applicable Portfolio for office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.


          MetLife Advisers is a Delaware limited liability company. NELICO owns all of the voting interests in MetLife Advisers. NELICO is a direct wholly-owned subsidiary of MetLife. MetLife is wholly-owned by MetLife, Inc., a public company traded on the New York Stock Exchange. The members of MetLife Advisers include each insurance company the separate accounts of which invest in registered investment companies to which MetLife Advisers serves as investment adviser. Each member's interest in MetLife Advisers entitles the member to share in the profit and loss of MetLife Advisers in proportion to the profit and loss of MetLife Advisers attributable to customers of that insurance company.


          Subject to the supervision of MetLife Advisers, each subadviser, pursuant to separate Sub-Advisory Agreements or Sub-Investment Management Agreements (hereinafter referred to as the "subadvisory agreements"), manages the assets of its Portfolio in accordance with each Portfolio's investment objective and policies, makes investment decisions for each Portfolio and employs professional advisers and securities analysts who provide research services to that Portfolio. The Portfolios pay no direct fees to any of the subadvisers.

          Metropolitan Life Insurance Company ("MetLife"), subadviser to the Index Portfolios, is a wholly owned subsidiary of MetLife, Inc., a publicly owned Delaware corporation.

          State Street Research, subadviser to State Street Research Aggressive Growth, State Street Research Aurora, State Street Research Bond Income, State Street Research Diversified, State Street Research Investment Trust, State Street Research Large Cap Growth, State Street Research Large Cap Value and State Street Research Money Market is a Delaware corporation and an indirect, wholly-owned subsidiary of MetLife, Inc.

          Putnam Investment Management, LLC ("Putnam"), subadviser to Met/Putnam Voyager, is a Delaware limited liability company and has managed mutual funds since 1937. Putnam is a subsidiary of Putnam Management Trust, a Massachusetts business trust owned by Putnam LLC, which is also the parent company of Putnam Retail Management, Putnam Advisory Company, LLC (a wholly-owned subsidiary of The Putnam Advisory Company Trust) and Putnam Fiduciary Trust Company. Putnam LLC is a wholly-owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

          Harris Associates L.P. ("Harris"), subadviser to Harris Oakmark Large Cap Value and Harris Oakmark Focused Value, is a limited partnership managed by its general partner, Harris Associates Inc. ("HAI"). HAI is a wholly-owned subsidiary of CDC IXIS Asset Management North America L.P. ("CDC North America"). CDC North America is a subsidiary of CDC Asset Management, which is the investment management arm of France's Caisse des Depots et Consignations ("CDC"), a major diversified financial institution.




          Neuberger Berman Management Inc. ("Neuberger Berman"), subadviser to Neuberger Berman Partners Mid Cap Value, along with its predecessor firms and affiliates, have been managing money since 1939 and have specialized in the management of mutual funds since 1950. Neuberger Berman is a wholly owned subsidiary of a publicly owned holding company, Lehman Brothers Holdings Inc.

          T. Rowe Price Associates, Inc. ("T. Rowe Price"), subadviser to T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth, is a Maryland corporation dating back to 1937. T. Rowe Price is a wholly-owned subsidiary of
T. Rowe Price Group, Inc.

          Franklin Advisers, Inc. ("Franklin Advisers"), subadviser to Franklin Templeton Small Cap Growth, is a California corporation and is a wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries.

          Loomis Sayles, subadviser to Loomis Sayles Small Cap, was organized in 1926 and is one of the oldest and largest investment counsel firms in the country. An important feature of the Loomis Sayles investment approach is its emphasis on investment research. Recommendations and reports of the Loomis Sayles research department are circulated throughout the Loomis Sayles organization and are available to the individuals in the Loomis Sayles organization who have been assigned the responsibility for making investment decisions for the Portfolio. Loomis Sayles provides investment advice to numerous other institutional and individual clients. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Incorporated is a wholly-owned subsidiary of CDC IXIS Asset Management Holdings, Inc. ("CDC Holdings"), which in turn is a wholly-owned subsidiary of CDC IXIS North America, L.P. ("CDC North America"). CDC North America owns the entire limited partnership interest in Loomis Sayles. CDC North America is a subsidiary of CDC Asset Management, which is the investment management arm of France's Caisse des Depots et Consignations ("CDC"), a major diversified financial institution.







          Davis Selected Advisers, L.P. ("Davis Selected"), subadviser to Davis Venture Value, provides investment advisory services for mutual funds and other clients. Davis Investments, LLC, the general partner of Davis Selected, is controlled by Christopher C. Davis, the chairman, director and chief executive officer of Davis Investments, LLC. Davis Selected may also delegate any of its responsibilities to its wholly-owned subsidiary Davis Selected - NY, Inc. ("DSA-NY").


          Salomon Brothers Asset Management Inc ("SBAM") is subadviser to Salomon Brothers U.S. Government and Salomon Brothers Strategic Bond Opportunities. SBAM was established in 1987 and, together with affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. SBAM's principal address is 399 Park Avenue, New York, New York 10022. It is a wholly owned subsidiary of Citigroup Inc. Citigroup businesses provide a broad range of financial services - asset management, banking and consumer finance, credit and charge cards, insurance investments, investment banking and trading - and use diverse channels to make them available to consumer and corporate customers around the world. In connection with SBAM's service as subadviser to Salomon Brothers Strategic Bond Opportunities, SBAM's affiliate, Citigroup Asset Management Limited ("CAM Ltd."), whose principal address is Citigroup Centre, Canada Square, London, E14 5LB, England, provides certain advisory services to SBAM with regard to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Portfolio. CAM Ltd. is compensated by SBAM at no additional expense to the Portfolio.

          MFS, subadviser to MFS Investors Trust and MFS Total Return, and its predecessor organizations have a history of money management dating from 1924. MFS is an indirect subsidiary of Sun Life Assurance Company of Canada ("Sun Life").


          Capital Guardian Trust Company ("Capital Guardian"), subadviser to Capital Guardian U.S. Equity, is part of a privately owned investment management group with offices in major financial centers throughout the world. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968.

          Jennison Associates LLC ("Jennison"), subadviser to Jennison Growth, is a registered investment advisor with the SEC and was founded in 1969 for the purpose of providing investment advice for domestic large capitalization growth equity accounts, primarily for large institutions. The firm has since expanded its investment capabilities to include small cap equity, mid cap (U.S. emerging) growth equity, multi cap (opportunistic) equity, large cap value, blend equity, global equity, balanced and fixed income management. Jennison is a wholly-owned subsidiary of Prudential Investment Management, Inc. ("PIMI"). PIMI is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. Jennison has been a Prudential company since 1985. Jennison is organized under the laws of Delaware as a single member limited liability company.

          Fidelity Management & Research Company ("FMR"), subadviser to FI International Stock, FI Value Leaders and FI Mid Cap Opportunities, has entered into a sub-subadvisory agreement with FMR Co., Inc. ("FMRC") pursuant to which FMRC has primary responsibility for choosing investments for each Portfolio. FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMRC The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholder's voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.


          Deutsche Investment Management Americas Inc. ("DIMA"), subadviser to Scudder Global Equity, is a Delaware corporation and an SEC-registered investment adviser that provides investment management services to separately managed accounts, registered investment companies and certain other pooled funds. Deutsche Bank Americas Holding Corp. holds 100% of DIMA's voting and non-voting stock. Deutsche Bank Americas Holding Corp. is a direct subsidiary of Taunus Corporation, which is a direct subsidiary of Deutsche Bank AG.

Regulatory Matters and Litigation
---------------------------------

          Franklin Advisers. On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "MA Division") filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries, including Franklin Advisers, subadviser to Franklin Templeton Small Cap Growth, alleging violations of the Massachusetts Uniform Securities Act. The complaint arises from activity that occurred in 2001, and alleges that, during such time, an officer of a Franklin Resources, Inc. subsidiary was negotiating an agreement with an investor relating to investments in a mutual fund and a hedge fund. The MA Division's complaint seeks an order for Franklin Advisers and the other respondents to permanently cease and desist from violations of the anti-fraud provisions of the Massachusetts Uniform Securities Act, disgorge any illegal profits back to the mutual fund's shareholders and pay an administrative fine.

          The staff of the SEC has informed Franklin Resources, Inc. that it intends to recommend that the SEC authorize an action against Franklin Advisers relating to the frequent trading issues that are the subject of the SEC's investigation. Franklin Advisers is currently in discussions with the SEC Staff in an effort to resolve the issues raised in the staff's investigation. Franklin Advisers cannot predict the likelihood that those discussions will result in a settlement and, if so, the terms of such settlement.

          Franklin Advisers and its affiliates have been named in shareholder class actions related to the matter described above that were filed in the United States District Courts in California, Florida, Nevada and New York. The lawsuits seek damages of unspecified amounts. It is anticipated that additional similar civil actions related to the matter described above may be filed in the future.

          These regulatory proceedings and lawsuits against Franklin Advisers do not involve the Fund, the Franklin Templeton Small Cap Growth Portfolio or trading in Portfolio shares.

          Putnam. On November 13, 2003, Putnam, subadviser to Met/Putnam Voyager, agreed to entry of an order by the SEC in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam investment professionals in Putnam mutual funds. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings and valuations. The six individuals are no longer employed by Putnam. Under the order, Putnam agreed to make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam neither admitted nor denied the order's findings, which included findings that Putnam willfully violated provisions of the federal securities laws.

          On April 8, 2004, the SEC reached a final settlement with Putnam relating to the administrative and cease and desist proceedings described above. Under the terms of the settlement agreement, Putnam will pay a $50 million civil penalty and $5 million in disgorgement for violating federal securities laws, all of which will be distributed to shareholders of Putnam funds.

          On October 28, 2003, the MA Division instituted administrative proceedings against Putnam in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans. On April 8, 2004, Putnam reached a settlement agreement with the MA Division, pursuant to which Putnam will pay $5 million in restitution to shareholders of Putnam funds and a $50 million penalty to the Commonwealth of Massachusetts.

          The SEC and MA Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam and certain related parties. Putnam believes that these actions will not likely materially affect its ability to provide investment management services to its clients, including the Fund and the Met/Putnam Voyager Portfolio. These regulatory proceedings and lawsuits against Putnam do not involve the Fund, the Met/Putnam Voyager Portfolio or trading in Portfolio shares.

          MFS. On February 5, 2004, MFS, subadviser to MFS Total Return and MFS Investors Trust, reached an agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in fund prospectuses of certain MFS retail funds regarding market timing and related matters. These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. As part of the settlement, MFS former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, reached an agreement with the SEC. (Messrs. Ballen and Parke resigned their director and officer positions with MFS on February 13, 2004.) Under the terms of the settlements, MFS and the executives neither admitted nor denied wrongdoing.

          As part of the settlement agreement, a $225 million pool will be established for distribution to shareholders in certain of the MFS funds offered to retail investors. MFS has further agreed with the NYAG to reduce its management fees. MFS will also pay an administrative fine to NH in the amount of $1 million.

          Since December, 2003, MFS, its parent company, Sun Life and various MFS retail funds have been named as defendants in multiple lawsuits filed in federal and state courts generally alleging that some or all of the defendants permitted or acquiesced in market timing and/or late trading in some MFS funds, inadequately disclosed MFS internal policies concerning market timing and received excessive compensation as fiduciaries to the MFS funds. The lawsuits seek unspecified compensatory damages. Additional lawsuits based on similar allegations may be filed in the future.

          These regulatory proceedings and lawsuits against MFS do not involve the Fund, the MFS Investors Trust Portfolio, the MFS Total Return Portfolio or trading in Portfolio shares.


Advisory Fees
-------------

          The Fund pays MetLife Advisers compensation at the annual percentage rates of the corresponding levels of that Portfolio's average daily net asset values, subject to any fee reductions or deferrals as described above in the section entitled "Expense Agreement" under "Expenses." Each Portfolio allocates and pays advisory fees among its constituent classes based on the aggregate daily net asset values of each such class.


                                                   Annual
                                                 Percentage   Average Daily Net
Portfolio                                           Rate      Asset Value Levels
---------------------------------------------   -----------   ------------------
Capital Guardian U.S. Equity                            .70%  First $200 million
                                                        .65%  Next $300 million
                                                        .60%  Next 1.5 billion
                                                        .55%  Over $2 billion
Davis Venture Value                                     .75%  First $1 billion
                                                        .70%  Over $1 billion
FI International Stock (a) (d)                          .86%  First $500 million
                                                        .80%  Next $500 million
                                                        .75%  Over $1 billion
FI Mid Cap Opportunities (d)                            .75%  First $100 million
                                                        .70%  Next $400 million
                                                        .65%  Over $500 million
FI Value Leaders (b)                                    .70%  First $200 million
                                                        .65%  Next $300 million
                                                        .60%  Next $1.5 billion
                                                        .55%  Over $2 billion
Franklin Templeton Small Cap Growth                     .90%  First $500 million
                                                        .85%  Over $500 million
Harris Oakmark Focused Value (c)                        .75%  First $1 billion
                                                        .70%  Over $1 billion
Harris Oakmark Large Cap Value (d)                      .75%  First $250 million
                                                        .70%  Over $250 million
Jennison Growth                                         .70%  First $200 million
                                                        .65%  Next $300 million
                                                        .60%  Next $1.5 billion
                                                        .55%  Over $2 billion
Lehman Aggregate Bond Index (d)                         .25%  All Assets
Loomis Sayles Small Cap (e)                             .90%  First $500 million
                                                        .85%  Over $500 million

                                                   Annual
                                                 Percentage    Average Daily Net
Portfolio                                           Rate      Asset Value Levels
---------------------------------------------   -----------   ------------------
MetLife Mid Cap Stock Index (d)                         .25%  All Assets
MetLife Stock Index (d)                                 .25%  All Assets
Met/Putnam Voyager (d)                                  .80%  First $500 million
                                                        .75%  Next $500 million
                                                        .70%  Over $1 billion
MFS Investors Trust                                     .75%  All assets
MFS Total Return                                        .50%  All assets
Morgan Stanley EAFE Index (d)                           .30%  All Assets
Neuberger Berman Partners Mid Cap Value (d)             .70%  First $100 million
                                                       .675%  Next $250 million
                                                        .65%  Next $500 million
                                                       .625%  Next $750 million
                                                        .60%  Over $1.6 billion
Russell 2000 Index (d)                                  .25%  All Assets
Salomon Brothers Strategic Bond Opportunities           .65%  All assets
Salomon Brothers U.S. Government                        .55%  All assets
Scudder Global Equity (d)                               .90%  First $50 million
                                                        .55%  Next $50 million
                                                        .50%  Next $400 million
                                                       .475%  Over $500 million
State Street Research Aggressive Growth (d)             .75%  First $500 million
                                                        .70%  Next $500 million
                                                        .65%  Over $1 billion
State Street Research Aurora (d)                        .85%  First $500 million
                                                        .80%  Next $500 million
                                                        .75%  Over $1 billion
State Street Research Bond Income (f)                   .40%  First $1 billion
                                                        .35%  Next $1 billion
                                                        .30%  Next $1 billion
                                                        .25%  Over $3 billion
State Street Research Diversified (d)                   .50%  First $500 million
                                                        .45%  Next $500 million
                                                        .40%  Over $1 billion
State Street Research Investment Trust (d)              .55%  First $500 million
                                                        .50%  Next $500 million
                                                        .45%  Over $1 billion
State Street Research Large Cap Growth (g)              .73%  First $1 billion
                                                        .65%  Over $1 billion
State Street Research Large Cap Value                   .70%  First $250 million
                                                        .65%  Next $500 million
                                                        .60%  Over $750 million

                                                   Annual
                                                 Percentage    Average Daily Net
Portfolio                                           Rate      Asset Value Levels
---------------------------------------------   -----------   ------------------
State Street Research Money Market (h)                  .35%  First $1 billion
                                                        .30%  Next $1 billion
                                                        .25%  Over $2 billion
T. Rowe Price Large Cap Growth (d)                      .70%  First $50 million
                                                        .60%  Over $50 million
T. Rowe Price Small Cap Growth (d)                      .55%  First $100 million
                                                        .50%  Next $300 million
                                                        .45%  Over $400 million
Zenith Equity (i)                                       N/A   N/A


(a) Prior to January 24, 2000, the advisory fee payable by FI International Stock was at the annual rate of 0.75% of the first $500 million; 0.70% for the next $500 million; and 0.65% of such assets in excess of $1 billion. For the period January 24, 2000 to December 16, 2003, the advisory fee was at the annual rate of 0.90% of the first $500 million; 0.85% for the next $500 million; and 0.80% of such assets in excess of $1 billion.


(b) Prior to May 1, 2002, the advisory fee payable by FI Value Leaders was at the annual rate of 0.70% of the first $200 million of the Portfolio's average daily net assets, 0.65% of the next $1.3 billion of such assets; and 0.60% of such assets in excess of $1.5 billion.


(c) Prior to May 1, 1998, the advisory fee payable by Harris Oakmark Focused Value was at the annual rate of 0.70% of the first $200 million of the Portfolio's average daily net assets; 0.65% of the next $300 million of such assets; and 0.60% of such assets in excess of $500 million. For the period May 1, 1998 to April 5, 2003, the advisory fee was at the annual rate of 0.75% of the Portfolio's average daily net assets.


(d) Prior to May 1, 2001, this Portfolio paid advisory fees to MetLife, which was investment adviser to this Portfolio until May 1, 2001.

(e) Prior to January 1, 2000, the advisory fee payable by Loomis Sayles Small Cap was at the annual rate of 1.00% of the Portfolio's average daily net assets.


(f) Prior to January 1, 2000, the advisory fee payable by State Street Research Bond Income was at the annual rate of 0.40% of the first $400 million of the Portfolio's average daily net assets; 0.35% of the next $300 million of such assets; 0.30% of the next $300 million of such assets; and 0.25% of such assets in excess of $1 billion.

(g) Prior to May 1, 2004, the advisory fee payable by State Street Research Large Cap Growth was at the annual rate of 0.75% of the first $1 billion of the Portfolio's average daily net assets and 0.70% of such assets in excess of $1 billion.


(h) Prior to January 1, 2000, the advisory fee payable by State Street Research Money Market was at the annual rate of 0.35% of the first $500 million of the Portfolio's average daily net assets; 0.30% of the next $500 million of such assets; and 0.25% of such assets in excess of $1 billion.

(i) Effective May 1, 2002, there is no advisory fee payable directly by the Portfolio. Zenith Equity bears its share of the advisory fees of Capital Guardian U.S. Equity, FI Value Leaders and Jennison Growth through its investment in these underlying Portfolios. From May 1, 2001 to April 30, 2002, the advisory fee payable by Zenith Equity was at the annual rate of 0.70% of the first $200 million of the Portfolio's average daily net assets, 0.65% of the next $300 million of such assets, 0.60% of the next $1.5 billion of such assets and 0.55% of such assets in excess of $2 billion. Prior to May 1, 2001, CGM was the adviser to the Portfolio. From June 18, 1998 to April 30, 2001, the advisory fee payable by the Portfolio was the at the same rate. Prior to June 18, 1998, the advisory fee payable by the Portfolio was at the annual rate of 0.70% of the first $200 million of the Portfolio's average daily net assets; 0.65% of the next $300 million of such assets; and 0.60% of such assets in excess of $500 million.







Subadvisory Fees

          MetLife Advisers pays each subadviser at the following rates for providing subadvisory services to the following Portfolios:


                                                  Annual
                                                Percentage
                                                Rate Paid
                                                by MetLife
                                                 Advisers
                                                (d) to the     Average Daily Net
Portfolio                                       Subadvisers   Asset Value Levels
---------------------------------------------   -----------   ------------------
Capital Guardian U.S. Equity                            .45%  First $100 million
                                                        .40%  Next $400 million
                                                        .35%  Next $500 million
                                                        .30%  Over $1 billion
Davis Venture Value                                     .45%  First $100 million
                                                        .40%  Next $400 million
                                                        .35%  Over $500 million
FI International Stock (a) (d)                          .55%  First $250 million
                                                        .45%  Next $250 million
                                                        .40%  Over $500 million
FI Mid Cap Opportunities (d)                            .50%  First $250 million
                                                        .45%  Next $500 million
                                                        .40%  Next $750 million
                                                        .35%  Over $1.5 billion
FI Value Leaders (b)                                    .50%  First $250 million
                                                        .40%  Next $500 million
                                                        .35%  Over $750 million
Franklin Templeton Small Cap Growth                     .60%  First $200 million
                                                        .52%  Next $300 million
                                                        .50%  Over $500 million
Harris Oakmark Focused Value (c)                        .45%  First $100 million
                                                        .40%  Next $400 million
                                                        .35%  Over $500 million
Harris Oakmark Large Cap Value (d)                      .45%  First $100 million
                                                        .40%  Next $400 million
                                                        .35%  Over $500 million
Jennison Growth                                         .45%  First $100 million
                                                        .40%  Next $400 million
                                                        .35%  Next $500 million
                                                        .30%  Over $1 billion
Lehman Aggregate Bond Index (d)                      *
Loomis Sayles Small Cap                                 .55%  First $25 million
                                                        .50%  Next $75 million
                                                        .45%  Next $100 million
                                                        .40%  Over $200 million
MetLife Mid Cap Stock Index (d)                      *

                                                  Annual
                                                Percentage
                                                Rate Paid
                                                by MetLife
                                                 Advisers
                                                (d) to the     Average Daily Net
Portfolio                                       Subadvisers   Asset Value Levels
---------------------------------------------   -----------   ------------------
MetLife Stock Index (d)                              *
Met/Putnam Voyager (d)                                  .50%  First $150 million
                                                        .45%  Next $150 million
                                                        .35%  Over $300 million
MFS Investors Trust                                     .40%  First $150 million
                                                       .375%  Next $150 million
                                                       .350%  Over $300 million
MFS Total Return                                        .25%  First $50 million
                                                        .20%  Over $50 million
Morgan Stanley EAFE Index (d)                        *
Neuberger Berman Partners Mid Cap Value (d)             .45%  First $250 million
                                                        .40%  Next $750 million
                                                        .35%  Over $1 billion
Russell 2000 Index (d)                               *
Salomon Brothers Strategic Bond Opportunities           .35%  First $50 million
                                                        .30%  Next $150 million
                                                        .25%  Next $300 million
                                                        .20%  Over $500 million
Salomon Brothers U.S. Government                       .225%  First $200 million
                                                       .150%  Next $300 million
                                                       .100%  Over $500 million
Scudder Global Equity (d)                               .70%  First $50 million
                                                        .35%  Next $50 million
                                                        .30%  Next $400 million
                                                        .275% Over $500 million
State Street Research Aggressive Growth (d)             .45%  First $500 million
                                                        .35%  Next $500 million
                                                        .30%  Next $1.5 billion
                                                        .25%  Over $2.5 billion
State Street Research Aurora (d)                        .55%  First $250 million
                                                        .50%  Next $250 million
                                                        .45%  Next $250 million
                                                        .40%  Over $750 million
State Street Research Bond Income                       .20%  First $250 million
                                                        .15%  Over $250 million
State Street Research Diversified (d)                   .35%  First $250 million
                                                        .30%  Next $250 million
                                                        .25%  Over $500 million
State Street Research Investment Trust (d)              .40%  First $250 million
                                                        .35%  Next $250 million
                                                        .30%  Next $1.5 billion

                                                  Annual
                                                Percentage
                                                Rate Paid
                                                by MetLife
                                                 Advisers
                                                (d) to the     Average Daily Net
Portfolio                                       Subadvisers   Asset Value Levels
---------------------------------------------   -----------   ------------------
                                                        .25%  Over $2 billion
State Street Research Large Cap Growth (e)              .40%  First $300 million
                                                        .35%  Next $700 million
                                                        .30%  Over $1 billion
State Street Research Large Cap Value                   .45%  First $100 million
                                                        .40%  Next $150 million
                                                        .35%  Next $250 million
                                                        .30%  Next $1.5 billion
                                                        .25%  Over $2 billion
State Street Research Money Market                      .15%  First $100 million
                                                       .075%  Over $100 million
T. Rowe Price Large Cap Growth (d)                      .50%  First $50 million
                                                        .40%  Over $50 million
T. Rowe Price Small Cap Growth (d)                      .35%  First $100 million
                                                        .30%  Next $300 million
                                                        .25%  Over $400 million
Zenith Equity (f)                                       N/A   N/A


* MetLife Advisers pays MetLife a subadviser fee for each Index Portfolio equal to the costs incurred by MetLife in providing subadviser services to the Portfolio.


(a) Prior to December 16, 2003, the subadviser to FI International Stock was Putnam Investment Management, LLC and the subavisory fee rate payable for the Portfolio was at the annual rate of 0.65% of the first $150 million of the Portfolio's average daily net assets; 0.55% of the next $150 million; and 0.45% of such assets in excess of $300 million. Prior to January 24, 2000, the subadviser to the Portfolio was Santander International Advisors, Inc. and the subadvisory fee rate payable for the Portfolio was at the annual rate of 0.55% of the first $500 million; 0.50% for the next $500 million; and 0.45% of such assets in excess of $1 billion.

(b) FMR (or an affiliate) has also agreed to make payments to MetLife (or its affiliates) to support the expenses of marketing and shareholder support servicing of the Portfolio. Prior to May 1, 2002, the subadviser to FI Value Leaders was Westpeak Investment Advisors, L.P., and the subadvisory fee was 0.50% of the first $25 million of the Portfolio average daily net assets, 0.40% of the next $75 million of such assets, 0.35% of the next $100 million of such assets and 0.30% of such assets in excess of $200 million.


(c) From May 1, 1998 to April 30, 2000, the subadviser to Harris Oakmark Focused Value was Goldman Sachs Asset Management. Prior to May 1, 1998, the subadviser of the Portfolio was Loomis Sayles, and the subadvisory fee rate payable by the MetLife Advisers was at the annual rate of 0.50% of the first $25 million of the Portfolio's average daily net assets, 0.40% of the next $75 million of such assets, 0.35% of the next $100 million of such assets, and 0.30% of such assets in excess of $200 million.

(d) Prior to May 1, 2001, MetLife paid advisory fees for this Portfolio. MetLife was investment adviser to this Portfolio until May 1, 2001.


(e) Prior to May 1, 2004, the subadviser to State Street Research Large Cap Growth was Fred Alger Management, Inc., and the subadvisory fee rate payable by MetLife Advisers was at the annual rate of 0.45% of the first $100 million of the

Portfolio's average daily net assets, 0.40% of the next $400 million of such assets, and 0.35% of such assets in excess of $500 million.


(f) Effective May 1, 2002, Zenith Equity is managed directly by MetLife Advisers and there is no subadviser to the Portfolio. From May 1, 2001 to April 30, 2002, the subadviser to Zenith Equity was CGM, and the subadvisory fee payable for the Portfolio was at the annual rate of 0.45% of the first $100 million of the Portfolio's average daily net assets, 0.40% of the next $400 million of such assets, 0.35% of the next $500 million of such assets, and 0.30% of such assets in excess of $1 billion. Prior to May 1, 2001, Zenith Equity had no subadviser and was managed directly by CGM as adviser.





          In connection with SBAM's service as subadviser to Salomon Brothers Strategic Bond Opportunities, SBAM's London based affiliate, CAM Ltd. serves as subadviser to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Portfolio. For these services, SBAM has agreed to pay CAM Ltd. one-third of the compensation that SBAM receives for serving as subadviser to the Portfolio.


          In connection with Davis Selected's service as subadviser to Davis Venture Value, Davis Selected may delegate any and all responsibilities to its New York based subsidiary, DSA-NY. As compensation to DSA-NY, Davis Selected will compensate DSA-NY for all reasonable direct and indirect costs associated with DSA-NY's performance of services provided to Davis Selected.

          In connection with FMR's service as subadviser to FI International Stock, FI Value Leaders and FI Mid Cap Opportunities, FMR has delegated to FMRC primary responsibility for choosing investments for the Portfolios pursuant to a sub-subadvisory agreement which requires FMRC to manage the investment and reinvestment of the assets of the Portfolios, subject to the supervision of FMR. FMR compensates FMRC at a monthly rate equal to 50% of the subadvisory fee that MetLife Advisers pays to FMR under the subadvisory agreement in respect of that portion of the Portfolios' assets managed by FMRC during such month. The Fund pays no fee to FMRC under the sub-subadvisory agreement.

          For the fiscal years ended December 31, 2001, 2002, and 2003, each Portfolio paid the following amounts in advisory fees to MetLife Advisers:


-----------------------------------------------------------------------------------------------
                                                Amount Paid to MetLife Advisers or MetLife/(b)/
-----------------------------------------------------------------------------------------------
Portfolio                                           2001            2002             2003
---------------------------------------------   -------------    -------------    -------------
Capital Guardian U.S. Equity                              N/A    $   1,516,336(a) $   2,258,386
Davis Venture Value                             $   6,636,172    $   6,661,085    $   8,511,064
FI International Stock (b)                      $   3,362,607    $   2,863,295    $   2,874,963
FI Mid Cap Opportunities (b)                    $   8,632,720    $   5,650,440    $   5,370,713
FI Value Leaders                                $   2,281,808    $   3,107,520    $   3,427,742
Franklin Templeton Small Cap Growth             $      38,225    $     165,863    $     327,179
Harris Oakmark Focused Value                    $   1,828,530    $   4,106,122    $   6,780,786
Harris Oakmark Large Cap Value (b)              $   1,076,242    $   1,863,462    $   2,273,216
Jennison Growth                                           N/A    $   1,576,283(a) $   2,976,069
Lehman Aggregate Bond Index (b)                 $     521,865    $     842,197    $   1,485,428
Loomis Sayles Small Cap                         $   3,746,012    $   3,149,457    $   2,937,874
MetLife Mid Cap Stock Index (b)                 $     204,629    $     312,945    $     462,683
MetLife Stock Index (b)                         $   9,392,479    $   8,068,926    $   8,732,170
Met/Putnam Voyager (b)                          $     372,724    $     398,326    $     455,927
MFS Investors Trust                             $     153,673    $     216,486    $     445,734
MFS Total Return                                $     830,746    $     742,233    $     782,221
Morgan Stanley EAFE Index (b)                   $     312,492    $     366,564    $     534,872
Neuberger Berman Partners Mid Cap Value (b)     $   1,087,854    $   1,183,008    $   1,425,964
Russell 2000 Index (b)                          $     334,711    $     377,713    $     512,787
Salomon Brothers Strategic Bond Opportunities   $     668,142    $     833,573    $   1,269,439
Salomon Brothers U.S. Government                $     428,527    $     915,362    $   1,516,747
Scudder Global Equity (b)                       $   1,183,408    $   1,047,489    $   1,019,544
State Street Research Aggressive Growth (b)     $   8,357,463    $   6,146,514    $   5,836,591
State Street Research Aurora (b)                $   1,593,293    $   3,248,261    $   4,255,375
State Street Research Bond Income               $   1,289,312    $   3,086,918    $   4,082,181
State Street Research Diversified (b)           $  10,709,985    $   8,730,261    $   7,982,182
State Street Research Investment Trust (b)      $  12,961,977    $   9,554,506    $   8,408,511
State Street Research Large Cap Growth          $   6,474,180    $   4,584,842    $   3,832,839
State Street Research Large Cap Value                     N/A    $      30,894(a) $     255,461
State Street Research Money Market              $     907,488    $   1,214,856    $   2,292,997
T. Rowe Price Large Cap Growth (b)              $   1,060,841    $     942,239    $     961,810
T. Rowe Price Small Cap Growth (b)              $   1,534,405    $   1,294,717    $   1,300,675
Zenith Equity (c)                               $   5,554,311    $   2,675,372              N/A

(a)  For the period May 1, 2002 through December 31, 2002.

(b)  MetLife was the investment adviser of these Portfolios until May 1, 2001.


(c) MetLife Advisers replaced Capital Growth Management Limited Partnership ("CGM") as adviser to Zenith Equity on May 1, 2001. For the period January 1, 2001 through April 30, 2001, Zenith Equity paid CGM $3,132,763 in advisory fees. After May 1, 2002, MetLife Advisers serves as investment adviser but receives no compensation for such services. The amount shown for 2002 reflects advisory fees paid by Zenith Equity for the period January 1, 2002 through April 30, 2002.


          For the fiscal years ended December 31, 2001, 2002, and 2003, MetLife Advisers paid the following amounts in subadvisory fees with respect to each
Portfolio:


-----------------------------------------------------------------------------------------------
                                                Amount Paid by MetLife Advisers or MetLife/(a)/
                                                                to Subadvisers
-----------------------------------------------------------------------------------------------
Portfolio                                           2001             2002             2003
---------------------------------------------   -------------    -------------    -------------
Capital Guardian U.S. Equity                              N/A    $     925,385(b) $   1,378,238
Davis Venture Value                             $   3,396,880    $   3,408,506    $   4,312,237
FI International Stock (a)                      $   2,131,209    $   1,874,629    $   1,871,173
FI Mid Cap Opportunities (a)                    $   6,068,806    $   3,874,590    $   3,609,358
FI Value Leaders                                $   1,181,988    $   1,992,530    $   2,304,837
Franklin Templeton Small Cap Growth             $      25,483(c) $     110,576    $     218,119
Harris Oakmark Focused Value                    $   1,025,216    $   2,210,558    $   3,476,786
Harris Oakmark Large Cap Value (a)              $     621,168    $   1,046,012    $   1,277,842
Jennison Growth                                           N/A    $     962,275(b) $   1,817,705
Lehman Aggregate Bond Index *                   $       7,669(c) $     117,908    $     178,251
Loomis Sayles Small Cap                         $   1,827,394    $   1,562,260    $   1,468,221
MetLife Mid Cap Stock Index *                   $      20,939(c) $      43,812    $      55,522
MetLife Stock Index *                           $     109,321(c) $   1,129,650    $   1,047,861
Met/Putnam Voyager (a)                          $     232,952    $     248,954    $     284,954
MFS Investors Trust                             $      81,959    $     115,459    $     237,725
MFS Total Return                                $     357,298    $     321,894    $     337,888
Morgan Stanley EAFE Index *                     $      25,107(c) $      42,766    $      53,488
Neuberger Berman Partners Mid Cap Value (a)     $     728,980    $     772,004    $     932,960
Russell 2000 Index *                            $      32,383(c) $      52,880    $      61,534
Salomon Brothers Strategic Bond Opportunities   $     333,373    $     409,726    $     606,314
Salomon Brothers U.S. Government                $     175,306    $     368,410    $     563,659
Scudder Global Equity (a)                       $     800,045    $     718,493    $     701,727
State Street Research Aggressive Growth (a)     $   5,074,790    $   3,447,014    $   3,293,296
State Street Research Aurora (a)                $   1,019,773    $   2,035,743    $   2,617,075
State Street Research Bond Income               $     620,892    $   1,283,403    $   1,660,227
State Street Research Diversified (a)           $   6,723,279    $   5,362,663    $   4,895,114
State Street Research Investment Trust (a)      $   8,444,302    $   6,181,740    $   5,480,674
State Street Research Large Cap Growth          $   3,321,539    $   2,436,979    $   2,081,361
State Street Research Large Cap Value                     N/A    $      19,860(b) $     164,225
State Street Research Money Market              $     287,291    $     335,326    $     566,356
T. Rowe Price Large Cap Growth (a)              $     723,894    $     644,825    $     657,874
T. Rowe Price Small Cap Growth (a)              $     940,643    $     796,830    $     800,405
Zenith Equity (d)                               $   3,196,675(c) $   1,543,166(e)           N/A

(a) MetLife was investment adviser to these Portfolios until May 1, 2001, and therefore paid these amounts to subadvisers before that date.

(b)  For the period May 1, 2002 through December 31, 2002.

(c)  For the period May 1, 2001 through December 31, 2001.


(d) Prior to May 1, 2001, there was no subadviser to this Portfolio. For the period May 1, 2001 to May 1, 2002, CGM served as subadviser to the Portfolio. After May 1, 2002, there was no subadviser to the Portfolio.

(e)  For the period January 1, 2002 through April 30, 2002.




*Prior to May 1, 2001, there was no subadviser to these Portfolios.

Advisory Agreements and Subadvisory Agreements
----------------------------------------------

          Each advisory and subadvisory agreement provides that it will continue in effect after two years from the date of its execution only if it is approved at least annually thereafter (i) by the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the applicable Portfolio, and (ii) by vote of a majority of those directors who are not interested persons of the Fund or the applicable Portfolio's investment adviser or subadviser, cast in person at a meeting called for the purpose of voting on such approval.

          If required by law, subject to the SEC exemption obtained by MetLife Advisers and the Fund, any amendment to any advisory or subadvisory agreement or any such new agreement must be approved by vote of a majority of the outstanding voting securities of the applicable Portfolio and by vote of a majority of the Directors who are not interested persons of (i) the Fund or (ii) the applicable Portfolio's investment adviser or subadviser.

          Each agreement may be terminated without penalty by the Directors or by the shareholders of the applicable Portfolio, upon sixty days' written notice, or by the applicable Portfolio's investment adviser, upon ninety or sixty days' written notice, and each terminates automatically in the event of its "assignment" as defined in the 1940 Act. In addition, each subadvisory agreement may be terminated without penalty upon either ninety or sixty days' written notice by the relevant subadviser.

          Each advisory agreement provides that MetLife Advisers shall pay the organization costs of the Fund relating to the Portfolio and the expenses of the Fund relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform its obligations under the advisory agreement. The Fund assumes and shall pay (or cause to be paid) all other Fund expenses.


          For Capital Guardian U.S. Equity, Davis Venture Value, FI Value Leaders, Harris Oakmark Focused Value, Jennison Growth, Loomis Sayles Small Cap, MFS Investors Trust, MFS Total Return, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government, State Street Research Bond Income, State Street Research Large Cap Growth, State Street Research Money Market and Zenith Equity, the former series of the New England Zenith Fund (collectively, the "Zenith Portfolios"), each advisory agreement provides that if the total ordinary business expenses of a particular Portfolio for any fiscal year exceed the lowest applicable limitations (based on a percentage of average net assets or income) prescribed by any state in which shares of that Portfolio are qualified for sale, MetLife Advisers shall pay such excess. Each advisory agreement for the Zenith Portfolios provides, however, that the advisory fee shall not be reduced nor shall any of such expenses be paid to an extent or under circumstances which might result in the inability of any Portfolio or of the Fund, taken as a whole, to qualify as a regulated investment company under the Internal Revenue Code. The term "expenses" for this purpose excludes brokerage commissions, taxes, interest and extraordinary expenses.

          Each subadvisory agreement provides that the relevant subadviser shall not be subject to any liability in connection with the performance of its portfolio management services thereunder in the absence of willful misfeasance, bad faith, gross negligence, reckless disregard of its obligations and duties or violations of any applicable law. The advisory agreements for all Portfolios, other than the Zenith Portfolios, provide that MetLife Advisers shall not be liable in connection with the performance of its administrative services in the absence of any willful or negligent act or omission. The advisory agreements for the Zenith Portfolios provide that MetLife Advisers shall not be liable in connection with its administrative services in the absence of willful misfeasance, bad faith or gross negligence.

          Certain officers and employees of subadvisers have responsibility for portfolio management of other advisory accounts and clients (including other Portfolios of the Fund and other registered investment companies, and accounts of affiliates) that may invest in securities in which the respective Portfolio may invest. Where the subadviser determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated to the participating accounts.

          It is each subadviser's policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients.

          It is believed that the ability of a Portfolio to participate in larger volume transactions in this manner will in some cases produce better executions for the Portfolio. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to a Portfolio or the price at which a security may be sold. The Directors of the Fund are of the view that the benefits to the respective Portfolio of retaining each subadviser outweigh the disadvantages, if any, that might result from participating in such transactions.

Proxy Voting Policies
---------------------


          The Board of Directors and MetLife Advisers have delegated to each subadviser who invests in voting securities on behalf of a Portfolio the responsibility for voting the proxies relating to securities held by each Portfolio investing in voting securities as part of each such subadviser's general management of Portfolio assets, subject to the continuing oversight of the Board and MetLife Advisers. The Fund believes that each subadviser, which purchases and sells securities for its respective Portfolio(s) and analyzes the performance of a Portfolio's securities, is in the best position and has the information necessary to vote proxies in the best interest of a Portfolio and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on the one hand, and the interests of the adviser, subadviser or any other affiliated person of the Fund, on the other hand. Information about the proxy voting policies and procedures of each subadviser who invests in voting securities is attached in Appendix B to this SAI.


                             DISTRIBUTION AGREEMENTS


          MetLife (the "Distributor"), located at 1 Madison Avenue, New York, New York 10010, is the Fund's distributor. The Distributor is an affiliate of the Fund. Under Distribution Agreements with the Fund, the Distributor serves as the general distributor of shares of each class of each Portfolio, which are sold at the net asset value of such class without any sales charge. The offering of each Portfolio's shares is continuous. Shares are offered for sale only to certain insurance company separate accounts and Qualified Plans. The Distributor receives no compensation from the Fund or purchasers of a Portfolio's shares for acting as distributor of the Fund's Class A shares. The Distribution Agreements do not obligate the Distributor to sell a specific number of shares.


          In the future, the Fund may offer shares to be purchased by separate accounts of life insurance companies not affiliated with MetLife to support insurance contracts they issue.

The following is a description of the Distribution and Services Plan for the Zenith Portfolios:

          Pursuant to a Class B and Class E Distribution and Services Plan (the "Distribution and Services Plan") adopted under Rule 12b-1 under the 1940 Act for such Portfolios, the Fund may pay the Distributor a fee (the "Service Fee") at an annual rate not to exceed 0.25% of each such Portfolio's average daily net assets attributable to the Class B shares and Class E shares. The Distributor may pay all or any portion of the Service Fee in respect of a Class of any such Portfolio to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as service fees pursuant to agreements with such organizations for providing personal services to investors in such Class and/or the maintenance of shareholder accounts, and may retain all or any portion of the Service Fee in respect of such Class as compensation for providing personal services to investors in such Class and/or the maintenance of shareholder accounts. All such payments are intended to qualify as "service fees" as defined in Rule 2830 of the NASD Conduct Rules (the "NASD Rule"). Under the Distribution Agreement for such Portfolios, Service Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares.

          The Distribution and Services Plan also authorizes each such Portfolio to pay to the Distributor a distribution fee (the "Distribution Fee" and together with the Service Fee, the "Fees") at an annual rate of up to 0.25% of the Portfolio's average daily net assets attributable to the Class B shares and Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. The Fund currently pays no Distribution Fee with respect to any class of such Portfolios.

          The Distributor may pay all or any portion of the Distribution Fee in respect of a Class of any such Portfolio to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of shares of such Class, and may retain all or any portion of the Distribution Fee in respect of such Class as compensation for the Distributor's services as principal underwriter of the shares of such Class. All such payments are intended to qualify as "asset-based sales charges" as defined in the NASD Rule.

The following is a description of the Distribution Plan for Portfolios other than the Zenith Portfolios:

          Pursuant to the Class B and Class E Distribution Plan (the "Distribution Plan") adopted under Rule 12b-1 under the 1940 Act for such Portfolios, the Fund compensates the Distributor from assets attributable to each of the Class B and Class E shares for services rendered and expenses borne in connection with activities primarily intended to result in the sales of that class.

          The Distribution Plan provides that the Fund, on behalf of each Portfolio which issues Class B and/or Class E shares, may pay up to 0.50% of the average daily net assets of each such Portfolio attributable to its Class B and Class E shares for activities in connection with the distribution of those classes of shares. Under the Distribution Agreement for such Portfolios, however, such payments are currently limited to 0.25% for the Class B Shares and 0.15% for the Class E Shares.

          The amounts the Fund pays the Distributor for such Portfolios will be used to compensate the Insurance Companies (includes the Distributor) their affiliates, other financial intermediaries and third-party broker-dealers for the services listed in (g) below.

          The Distribution Plan and the Distribution and Services Plan (the "Plans") are what is known as a "compensation plan" because the Fund makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. The Board of Directors of the Fund will take into account the level of expenditures in connection with their annual consideration of whether to renew the Plans. The fees payable with respect to a particular Class of a Portfolio may not be used to subsidize the distribution of shares of, or provision of shareholder services to, any other Class of any Portfolio. Subject to the foregoing sentence, some or all of the Distribution Fee paid to the Distributor may be spent on any activities or expenses primarily intended to result in the sale of Class B shares and Class E shares, including but not limited to the following:

     (a) printing and mailing of prospectuses, statements of additional information and reports for prospective purchasers of variable annuity or variable life insurance contracts ("Variable Contracts") or Qualified Plans investing indirectly in a Class of shares of the Fund;

     (b) the development, preparation, printing and mailing of Fund advertisements, sales literature and other promotional materials describing and/or relating to the Fund;

     (c) holding seminars and sales meetings designed to promote the distribution of the Class B or Class E shares;

     (d) obtaining information and providing explanations to Variable Contract owners regarding Fund investment objectives and policies and other information about the Fund and its Portfolios, including the performance of the Portfolios;

     (e)  training sales personnel regarding the Fund;

     (f) compensating sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts to the Fund;

     (g) personal services and/or maintenance of Variable Contract owner accounts with respect to Class B or Class E shares attributable to such accounts;

     (h) compensation to and expenses of employees of the Distributor, including overhead and telephone expenses, who engage in the distribution of a Class of shares; and

     (i) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of Variable Contracts.

          The Board of Directors, including the directors who are not "interested persons" (as defined in the 1940 Act) (the "Independent Directors"), has determined, in the exercise of its reasonable business judgment, that the Plans are reasonably likely to benefit the Fund and its Class B and Class E shareholders and has approved the Plans' adoption. The Fund anticipates that the Plans will enhance the sales of Class B shares and Class E shares and increase or help to maintain the assets of each Portfolio, which over time, may allow the Class B and Class E shareholders and beneficial owners to benefit from certain economies of scale with respect to fixed costs of the Portfolio.

          The Plans and any related agreement that is entered into by the Fund in connection with the Plans will continue in effect for a period of more than one year only so long as the continuance is specifically approved at least annually by a vote of the majority of the Fund's Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the preparation of the Plans or in any agreements relating to the Plans ("Qualified Directors") or, with respect to any class by a vote of the outstanding voting securities of that class, cast in person at a meeting called for the purpose of voting on the Plans or any such related agreement. Also, the Plans and any such related agreement may be terminated, with respect to any Class, at any time by vote of a majority of the outstanding shares of that Class of that Portfolio or by vote of a majority of the Qualified Directors. Each Plan also provides that it may not be amended, with respect to any Class of any Portfolio, to increase materially the amount of fees payable thereunder without the approval of such Class of shares.

          The Distributor and, in the case of the Zenith Portfolios, New England Securities Corporation, distributor to the New England Zenith Fund from January 1, 2003 to April 30, 2003, have informed the Fund that expenses incurred and costs allocated in connection with activities primarily intended to result in the sale of Class B and Class E shares were as follows for the fiscal year ended December 31, 2003:

--------------------------------------------------   -----------   ------------
Category of Expense                                    Class B       Class E
--------------------------------------------------   -----------   ------------
Advertising                                              -0-            -0-
Printing and mailing of prospectuses to other than
current shareholders                                     -0-            -0-
Compensation to underwriters                             -0-            -0-
Compensation to broker-dealers                           -0-            -0-
Compensation to sales personnel                          -0-            -0-
Interest, carrying and other financial charges           -0-            -0-
Shareholder servicing or personal account
maintenance fees                                     $ 2,609,283   $  1,824,984
--------------------------------------------------   -----------   ------------
   Total:                                            $ 2,609,283   $  1,824,984
--------------------------------------------------   -----------   ------------

                                 OTHER SERVICES

Custodial Arrangements. State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, Massachusetts 02110, is the Fund's custodian and fund accounting agent. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to each Portfolio and, in such capacity, is the registered owner of securities held in book-entry form belonging to the Portfolio. Upon instruction, State Street Bank receives and delivers cash and securities of the Portfolios in connection with Portfolio transactions and collects all dividends and other distributions made with respect to Portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income and net asset value per share of each class of each Portfolio on a daily basis.

Independent Auditors. The Board of Directors annually approves an independent auditor which is expert in accounting and auditing. Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, the Fund's independent auditor, assists in the preparation of federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation. The Fund's financial statements for the 12 months ended December 31, 2003 incorporated by reference into this SAI have been audited by Deloitte & Touche LLP. The Fund relies on this firm's report which appears with the financial statements.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

          Some of the Fund's portfolio transactions are placed with brokers and dealers who provide the investment adviser or subadvisers with supplementary investment and statistical information or furnish market quotations to the Fund or other investment companies advised by the investment adviser or subadvisers. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of the investment adviser or subadvisers. The services may also be used by the investment adviser or subadvisers in connection with their other advisory accounts and in some cases may not be used with respect to the Fund.

Fixed-Income Portfolio Transactions. It is expected that certain portfolio transactions of Lehman Brothers Aggregate Bond Index, MFS Total Return, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government, State Street Research Bond Income, State Street Research Diversified and State Street Research Money Market in bonds, notes and money market instruments will generally be with issuers or dealers on a net basis without a stated commission.


Equity Portfolio (Common Stock) Transactions. In placing orders for the purchase and sale of portfolio securities, each subadviser of Capital Guardian U.S. Equity, Davis Venture Value, Franklin Templeton Small Cap Growth, FI International Stock, FI Mid Cap Opportunities, FI Value Leaders, Harris Oakmark Focused Value, Harris Oakmark Large Cap Value, Jennison Growth, Loomis Sayles Small Cap, MetLife Mid Cap Stock Index, MetLife Stock Index, Met/Putnam Voyager, MFS Investors Trust, MFS Total Return, Morgan Stanley EAFE Index, Neuberger Berman Partners Mid Cap Value, Russell 2000 Index, Scudder Global Equity, State Street Research Aggressive Growth, State Street Research Aurora, State Street Research Diversified, State Street Research Investment Trust, State Street Research Large Cap Growth, State Street Research Large Cap Value, T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth selects only brokers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates or prices which, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. In the case of equity securities, this does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Such Portfolios' subadvisers will use their best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.


          A subadviser may cause a Portfolio it manages to pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for a Portfolio in excess of the amount another broker-dealer would have charged effecting that transaction. The subadviser must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the subadviser's overall responsibilities to the Fund and its other clients. A subadviser's authority to cause a Portfolio it manages to pay such greater commissions is also subject to such policies as the Directors of the Fund may adopt from time to time.

          The following services may be considered by subadvisers when selecting brokers:

          . recommendations and advice about market projections and data, security values, asset allocation and portfolio evaluation, purchasing or selling specific securities, and portfolio strategy

          . seminars, information, analyses, and reports concerning companies, industries, securities, trading markets and methods, legislative and political developments, changes in accounting practices and tax law, economic and business trends, proxy voting, issuer credit-worthiness, technical charts and portfolio strategy

          . access to research analysts, corporate management personnel, industry experts, economists, government representatives, technical market measurement services and quotation services, and comparative performance evaluation

          . products and other services including financial publications, reports and analysis, electronic access to data bases and trading systems, computer equipment, software, information and accessories

          . statistical and analytical data relating to various investment companies, including historical performance, expenses and fees, and risk measurements

          Research services provided by brokers through which a subadvisers effects securities transactions on behalf of a Portfolio may be used by the subadviser in servicing all of its accounts. Therefore, not all of these services may be used by the subadviser in connection with the Fund.

          The following table shows the brokerage commissions paid by the Fund for each of the Portfolios for the years ended December 31, 2001, 2002 and 2003:


Portfolio                                          2001          2002          2003
---------------------------------------------  ------------  ------------  ------------
Capital Guardian U.S. Equity                            N/A  $    777,297  $    345,062
Davis Venture Value                            $    569,631  $    722,687  $    519,422
FI International Stock                         $    922,679  $    587,360  $  1,037,264
FI Mid Cap Opportunities                       $  2,144,187  $  1,783,484  $    763,405
FI Value Leaders                               $    979,325  $  2,576,192  $    754,678
Franklin Templeton Small Cap Growth            $     14,791  $     78,969  $     88,126
Harris Oakmark Focused Value                   $    592,419  $    738,720  $  1,288,300
Harris Oakmark Large Cap Value                 $    455,515  $    409,118  $    243,640
Jennison Growth                                         N/A  $    925,760  $    914,737
Lehman Aggregate Bond Index                             N/A           N/A           N/A
Loomis Sayles Small Cap                        $    826,307  $  1,648,902  $  1,565,481
MetLife Mid Cap Stock Index                    $     45,468  $     89,095  $     41,514
MetLife Stock Index                            $     94,444  $     99,656  $     82,395
Met/Putnam Voyager                             $     87,382  $     89,017  $    133,901
MFS Investors Trust                            $     42,586  $     65,338  $    167,261
MFS Total Return                               $    141,285  $    205,455  $    165,182
Morgan Stanley EAFE Index                      $    126,492  $    132,646  $    207,667
Neuberger Berman Partners Mid Cap Value        $    853,840  $    447,128  $    482,554
Russell 2000 Index                             $     57,584  $    173,823  $     95,443
Salomon Brothers Strategic Bond Opportunities           N/A           N/A  $      1,442
Salomon Brothers U.S. Government                        N/A           N/A  $      1,278
Scudder Global Equity                          $    163,342  $    182,195  $    464,677
State Street Research Aggressive Growth        $  2,938,548  $  3,710,518  $  2,721,761
State Street Research Aurora                   $    328,594  $  1,198,868  $  1,446,240

State Street Research Bond Income                       N/A  $    118,251  $    110,432
State Street Research Diversified              $  3,846,507  $  3,733,157  $  3,039,083
State Street Research Investment Trust         $  6,296,788  $  5,295,167  $  4,484,765
State Street Research Large Cap Growth         $  1,708,722  $  4,881,312  $  3,093,320
State Street Research Large Cap Value                   N/A  $     28,195  $     82,110
State Street Research Money Market                      N/A           N/A           N/A
T. Rowe Price Large Cap Growth                 $    250,041  $    208,653  $    176,814
T. Rowe Price Small Cap Growth                 $    196,896  $    348,813  $    206,204
Zenith Equity                                  $  8,432,488  $  4,285,752           N/A



          For the fiscal year ending December 31, 2003, the following Portfolios paid commissions to brokers because of research services provided: Davis Venture Value paid $143,944 based on related transactions of $139,729,924.19; Loomis Sayles Small Cap paid $142,175, based on related transactions of $85,560,386; Neuberger Berman Partners Mid Cap Value paid $6,884 based on related transactions of $94,887,520.78; State Street Research Large Cap Growth paid $128,145 based on related transactions of $56,493,295; FI International paid $144,761.82 based on related transactions of $81,780,935.86; FI Mid Cap Opportunities paid $49,575 based on related transactions of $21,930,918; Met/Putnam Voyager paid $26,316 based on related transactions of $23,667,255.93;
T. Rowe Price Small Cap Growth paid $86,359 based on related transactions of $30,931,076; T. Rowe Price Large Cap Growth paid $68,615 based on related transactions of $45,322,874; Jennison Growth paid $208,309 based on related transactions of $163,677,538; Harris Oakmark Large Cap Value paid $11,217 based on related transactions of $5,564,525; and Harris Oakmark Focused Value paid $201,350 based on related transactions of $91,873,469.


          The Board of Directors has adopted policies which authorize each subadviser to place trades, consistent with best execution, with certain brokers that have agreed to apply a portion of their commissions with respect to a Portfolio to that Portfolio's expenses.

          The Board of Directors has also approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Portfolio may purchase securities that are offered in underwritings in which an affiliate of that Portfolio's subadviser participates. These procedures prohibit a Portfolio from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Portfolio could purchase in the underwritings.

Affiliated Brokerage
--------------------

          A Portfolio may pay brokerage commissions to an affiliated broker for acting as the respective Portfolio's agent on purchases and sales of securities for the portfolio of the Portfolio. SEC rules require that commissions paid to an affiliated broker of a mutual fund for portfolio transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair" compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Directors of the Fund, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliated brokers and will review these procedures periodically.





          For the fiscal year ended December 31, 2002 and 2003, FI Value Leaders paid $857 and $16,307, respectively, in brokerage commissions to Fidelity Capital Markets, an affiliated broker. For the fiscal year ended December 31, 2003, 2.12% of the Portfolio's aggregate brokerage commissions were paid to this broker and 0.06% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

          For the fiscal year ended December 31, 2003, Jennison Growth paid a total of $7,400 in brokerage commissions to Wachovia Capital Markets, an affiliated broker. For the fiscal year ended December 31, 2003, 0.81% of the Portfolio's aggregate brokerage commissions were paid to this broker and 0.40% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker. There were no affiliated brokerage transactions in 2001 and 2002.

          For the fiscal years ended December 31, 2001, 2002 and 2003, Harris Oakmark Focused Value paid $206,226, $246,659 and $287,680 respectively, in brokerage commissions to Harris Associates Securities L.P., an affiliated broker of Harris Associates L.P. For the fiscal year ended December 31, 2003, 22.33% of the Portfolio's aggregate brokerage commissions were paid to this broker and 29.41% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

          For the fiscal years ended December 31, 2001, 2002 and 2003, Harris Oakmark Large Cap Value paid a total of $201,508, $173,606 and $78,596, respectively, in brokerage commissions to Harris Associates Securities, L.P., an affiliated broker. For the fiscal year ended December 31, 2003, 32.26% of the Portfolio's aggregate brokerage commissions were paid to this broker and 40.32% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

          For the fiscal years ended December 31, 2001, 2002 and 2003, State Street Research Large Cap Growth paid $1,708,650, $3,553,070 and $2,265,957, respectively, in brokerage commissions to Fred Alger and Company, Inc., an affiliated broker of the former subadviser to the Portfolio, Fred Alger Management, Inc. For the fiscal year ended December 31, 2003, 73.2% of the Portfolio's aggregate brokerage commissions were paid to this broker and 75.8% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

          For the fiscal years ended December 31, 2001, 2002 and 2003, Neuberger Berman Partners Mid Cap Value paid a total of $321,496, $196,958 and $216,437 respectively, in brokerage commissions to Neuberger Berman, LLC and Lehman Brothers Inc., affiliated brokers. For the fiscal year ended December 31, 2003, 44.8% of the Portfolio's aggregate brokerage commissions were paid to these brokers and 44% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through these brokers.


Portfolio Turnover
------------------

          The portfolio turnover rates of each Portfolio for the last five fiscal years (or the life of the Portfolio for those Portfolios that have not been in existence for five years) are included in the Prospectus under "Financial Highlights." A Portfolio's turnover rate may vary significantly from time to time depending on the volatility of economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in a Portfolio's subadviser.

                                 CODE OF ETHICS

          The Fund, MetLife, MetLife Advisers, and each subadviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that establishes procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of the Fund might take advantage of that knowledge for their own benefit. Although each Code of Ethics does not prohibit employees who have knowledge of the investments and investment intentions of any Portfolio of the Fund from engaging in personal securities investing, it does regulate such personal securities investing so that conflicts of interest may be avoided.

                             DESCRIPTION OF THE FUND


          The Fund, an open-end management investment company registered under the 1940 Act, was formed on November 23, 1982 as corporation under the laws of Maryland pursuant to Articles of Incorporation (the "Articles") filed on November 23, 1982, as amended. On May 1, 2003, the Fund succeeded to the operations of seventeen series of the New England Zenith Fund, a Massachusetts business trust. Each of Capital Guardian U.S. Equity, Davis Venture Value, FI Value Leaders, Harris Oakmark Focused Value, Jennison Growth, Loomis Sayles Small Cap, MFS Investors Trust, MFS Total Return, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government, State Street Research Bond Income, State Street Research Large Cap Growth, State Street Research Money Market and Zenith Equity was formerly a series of the New England Zenith Fund.

          Each Portfolio is classified under the 1940 Act as "diversified" except Harris Oakmark Focused Value, which is non-diversified.

          Each Portfolio's issued and outstanding shares participate equally in dividends and distributions declared by such Portfolio and receive a portion (divided equally among all of the Portfolio's outstanding shares) of the Portfolio's assets (less liabilities) if the Portfolio is liquidated or dissolved. Liabilities which are not clearly assignable to a Portfolio are generally allocated among the Portfolios in proportion to their relative net assets. In the unlikely event that any Portfolio has liabilities in excess of its assets, the other Portfolios may be held responsible for the excess liabilities.

          Portfolio shares, when issued, are fully paid and non-assessable. In addition, there are no preference, preemptive, conversion, exchange or similar rights, and shares are freely transferable. Shares do not have cumulative voting rights.

          MetLife paid all of the organizational expenses of the Fund and will not be reimbursed.


          As of March 31, 2004, 100% of the outstanding voting securities of the Fund were owned by separate accounts of MetLife, NELICO, MetLife Investors and/or General American (or any affiliate of any such company), and may, from time to time, be owned by those separate accounts or the separate accounts and general accounts of such companies (or any affiliate of any such company). Therefore, as of March 31, 2004, MetLife, NELICO, MetLife Investors and General American were each presumed to be in control (as that term is defined in the 1940 Act) of the Fund.


Voting Rights
-------------

          Each share has one vote and fractional shares have fractional votes. When there is a difference of interests between the Portfolios, votes are counted on a per Portfolio basis; otherwise the shares of all Portfolios are totaled. Shares in a Portfolio not affected by a matter are not entitled to vote on that matter. A Portfolio-by-Portfolio vote may occur, for example, when there are proposed changes to a particular Portfolio's fundamental investment policies or advisory or distribution agreements.

          Each insurance company is the legal owner of shares attributable to variable life insurance and variable annuity contracts issued by its separate accounts, and has the right to vote those shares. Pursuant to the current view of the SEC staff, each insurance company will vote the shares held in each separate account registered with the SEC in accordance with instructions received from owners of variable life insurance and variable annuity contracts issued by that separate account. To the extent voting privileges are granted by the issuing insurance company to unregistered separate accounts, shares for which no timely instructions are received will be voted for, voted against, or withheld from voting on any proposition in the same proportion as the shares held in that separate account for all contracts for which voting instructions are received. All Fund shares held by the general investment account (or any unregistered separate account for which voting privileges are not extended) of each insurance company will be voted by that insurance company in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions are received. Shares held by certain eligible qualified retirement plans ("Qualified Plans") will vote directly and will not be voted in the same proportion as shares held by the Insurance Companies in their separate accounts registered as unit investment trusts.

Shareholder Meetings
--------------------

          Regular annual shareholder meetings are not required and the Fund does not expect to have regular meetings. For certain purposes, the Fund is required to have a shareholder meeting. Examples of the reasons a meeting might be held are to: (a) approve certain agreements required by securities laws; (b) change fundamental investment objectives and restrictions of the Portfolios; and (c) fill vacancies on the Board of Directors when less than a majority have been elected by shareholders. The Fund assists with all shareholder communications. Except as mentioned above, directors will continue in office and may appoint directors for vacancies.

                                      TAXES

          The following discussion of federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein and may have a retroactive effect with respect to the transactions contemplated herein.

          Each of the Portfolios intends to qualify each year as a "regulated investment company" (a "RIC") under Subchapter M of the Internal Revenue Code. In order to qualify for the special tax treatment accorded RICs and their shareholders under the Internal Revenue Code, each Portfolio must (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and certain other related income, including generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock securities, or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited in respect of any one issuer to an amount that does not exceed 10% of the outstanding voting securities of such issuer or 5% of the value of the Portfolio's total assets; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities and securities of other RICs) of any one issuer or two or more issuers which the Portfolio controls and which are engaged in the same, similar or related trades or businesses. In addition, a series that is a RIC must distribute to its shareholders with respect to each taxable year at least 90% of the sum of its taxable net investment income (including, for this purpose, the excess, if any, of any net short-term capital gains over net long-term capital losses for such year) and 90% of its tax-exempt interest income (reduced by certain expenses).

          If a Portfolio fails to qualify as a RIC accorded special tax treatment for any year, all of its income will be subject to tax at corporate rates, and its distributions (including distributions of net tax-exempt income and net long-term capital gains) will be taxable as ordinary income dividends to its shareholders to the extent of the Portfolio's current and accumulated earnings and profits. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

          In addition to the diversification requirements applicable to all RICs, Section 817(h) of the Internal Revenue Code imposes certain diversification requirements on the assets underlying variable annuity and variable life contracts including, as described below, when those assets are shares in a RIC. To comply with the regulations under Section 817(h) of the Internal Revenue Code, each of the separate accounts will be required to diversify its investments so that, as of the end of each fiscal quarter, no more than 55% of the total value of its assets are represented by any one investment, no more than 70% by any two investments, no more than 80% by three investments and no more than 90% by four investments. A separate account will also be treated as meeting the diversification requirement for any quarter of its taxable year if, as of the close of such quarter, the separate account meets the diversification requirements applicable to RICs, as described above, and no more than 55% of the value of its total assets consist of cash and cash items (including receivables), U.S. government securities and securities of other RICs. Generally, for purposes of the regulations, all securities of the same issuer are treated as one investment. In the context of U.S. Government securities (including any security that is issued, guaranteed or insured by the United States or an instrumentality of the United States), each U.S. Government agency or instrumentality is treated as a separate issuer. Further, a separate account can look through the assets of a Portfolio if each Portfolio restricts the ownership of its shares to certain insurance company separate accounts, certain insurance company general accounts and certain other investors permitted under Regulation 1.817-5(f), including certain qualified pension or retirement plans, and will be offered to the public exclusively through the purchase of variable contracts. This is because, for diversification purposes, by so restricting ownership to certain investors, a separate account that invests in RICs, partnerships or trust will be able to look through an investment in such entity and treat the pro rata share of each underlying investment in such entity as a separate investment. Otherwise an investment in such entities will be considered to be an investment in the securities of a single issuer.

          A Portfolio's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Portfolio may be required to sell securities in its portfolio that it otherwise would have continued to hold.

          A Portfolio is generally subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income and capital gain net income (the excess of all capital gains over all capital losses) for the one-year period ending on October 31 of that year (or later if the series is permitted to elect and so elects), plus any retained amount from the prior year.

          The excise tax is inapplicable to any RIC all of the shareholders of which are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although each Portfolio believes that it is not subject to the excise tax, each Portfolio intends to make the distributions required to avoid the imposition of the tax, provided such payments and distributions are determined to be in the best interest of such Portfolio's shareholders.

          Dividends declared and payable to shareholders of record on a date in October, November, or December of any year will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if paid by the Portfolio at any time during the following January.

          Investment by a Portfolio in "passive foreign investment companies" ("PFICs") could subject the Portfolio to U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Portfolio shareholders. However, a Portfolio also may make an election to mark the gains (and to a limited extent the losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Portfolio's taxable year. Such gains and losses are treated as ordinary income and loss. A Portfolio may also elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case the Portfolio will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Portfolio to avoid taxation. Making either of these elections therefore may require a Portfolio to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Portfolio's total return.

                                 TRANSFER AGENT

          The transfer agent and the dividend paying agent for the Fund, MetLife, is located at One Madison Avenue, New York, New York 10010. MetLife receives no compensation for these services.

                              FINANCIAL STATEMENTS


          The financial statements of each Portfolio and the related reports of independent auditors included in the annual reports for the Portfolios for the year ended December 31, 2003 are incorporated herein by reference to the Fund's Annual Report as filed with the SEC on March 5, 2004.


                                 INDEX SPONSORS

          The Prospectus describes certain aspects of the limited relationship the index sponsors have with the Fund.

          With respect to Standard & Poor's, neither the MetLife Stock Index Portfolio or the MetLife Mid Cap Stock Index Portfolio is sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of either Portfolio or any member of the public regarding the advisability of investing in securities generally or in either Portfolio particularly or the ability of the S&P 500 Index or the S&P 400 MidCap Index to track general stock market performance. S&P's only relationship to the Licensee is S&P's grant of permission to the Licensee to use the S&P 500 Index or the S&P 400 MidCap Index which are determined, composed and calculated by S&P without regard to the Licensee or either Portfolio. S&P has no obligation to take the needs of the Licensee or the owners of this Portfolio into consideration in determining, composing or calculating the S&P 500 Index or the S&P 400 MidCap Index. S&P is not responsible for and has not participated in the determination of the prices and amount of this Portfolio or the timing of the issuance or sale of this Portfolio or in the determination or calculation of the equation by which this Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of this Portfolio.

          S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR

IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THIS PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THERE. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

          In addition, with respect to Morgan Stanley, the Morgan Stanley EAFE(R) Index Portfolio is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of this Portfolio or any member of the public regarding the advisability of investing in funds generally or in this Portfolio particularly or the ability of the MSCI EAFE(R) index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the MSCI EAFE(R) index which is determined, composed and calculated by Morgan Stanley without regard to the issuer of this Portfolio or this Portfolio. Morgan Stanley has no obligation to take the needs of the issuer of this Portfolio or the owners of this Portfolio into consideration in determining, composing or calculating the MSCI EAFE(R) index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this Portfolio to be issued or in the determination or calculation of the equation by which this Portfolio is redeemable for cash. Morgan Stanley has no obligation or liability to owners of this Portfolio in connection with the administration, marketing or trading of this Portfolio.

          ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MORGAN STANLEY HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHERDAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. The MSCI EAFE(R) Index is the exclusive property of Morgan Stanley. Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by MetLife.

          With respect to Frank Russell Company, the Russell 2000 Index Portfolio is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Portfolio nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. Frank Russell Company reserves the right at any time and without notice, to alter, amend, terminate or in any way change its index. The Russell 2000(R) Index is a service mark of the Frank Russell Company. Russell(TM) is a trademark of the Frank Russell Company. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the index. Frank Russell Company's publication of the index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX OR ANY DATA INCLUDED IN THE INDEX. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION,

ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

                                  APPENDIX A-1
                           DESCRIPTION OF BOND RATINGS

Moody's Investors Service, Inc.
                                       Aaa
          Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa
          Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. See Note 1.

                                        A
          Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. See
Note 1.

                                       Baa
          Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. See Note 1.

                                       Ba
          Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                        B
          Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                       Caa
          Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                       Ca
          Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                        C
          Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:
     (1)  An application for rating was not received or accepted.
     (2) The issue or issuer belongs to a group of securities that are not rated as a matter of policy.
     (3)  There is a lack of essential data pertaining to the issue or issuer.
     (4) The issue was privately placed, in which case the rating is not published in Moody's publications.

Note 1: This rating may include the numerical modifier 1, 2 or 3 to provide a more precise indication of relative debt quality within the category, with 1 indicating the high end of the category, 2 the mid-range and 3 nearer the low end.

Standard & Poor's Ratings Group

                                       AAA
          This is the highest rating assigned by Standard & Poor's Corporation ("S&P") to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

                                       AA
          Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                                        A
          Bonds rated A have strong capacity to pay principal and interest although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                                       BBB
          Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

                                 BB, B, CCC, CC
          Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                       C
          The rating C is reserved for income bonds on which no interest is being paid.

                                       D
          Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

          Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Duff & Phelps Credit Rating Co.

                                      AAA
          Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                                  AA+, AA, AA-
          High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                                    A+, A, A-
          Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                                 BBB+, BBB, BBB-
          Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

                                  BB+, BB, BB-
          Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

                                   B+, B, B-
          Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

                                       CCC
          Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

                                       DD
          Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

                                       DP
          Preferred stock with dividend arrearages.

                                  APPENDIX A-2
                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

Standard & Poor's Corporation

                                       A-1
          Commercial paper rated A-1 by S&P has the following characteristics:
Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Commercial paper within the A-1 category which has overwhelming safety characteristics is denoted "A-1+."

                                       A-2
          Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

Moody's Investors Service, Inc.

                                       P-1
          The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following:

     (1)  evaluation of the management of the issuer;

     (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

     (3) evaluation of the issuer's products in relation to competition and customer acceptance;

     (4)  liquidity;

     (5)  amount and quality of long-term debt;

     (6)  trend of earnings over a period of ten years;

     (7) financial strength of a parent company and the relationships which exist with the issuer; and

     (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

                                      P-2
          Issuers rated P-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                                   APPENDIX B

             INFORMATION ABOUT PROXY VOTING POLICIES AND PROCEDURES

Capital Guardian Trust Company
Davis Selected Advisers, L.P.
Deutsche Investment Management Americas Inc.
Fidelity Management & Research Company
Franklin Advisers, Inc.
Harris Associates, L.P.
Jennison Associates LLC
Loomis Sayles & Company, L.P.
Massachusetts Financial Services Company
Metropolitan Life Insurance Company
Neuberger Berman Management Inc.
Putnam Investment Management, LLC
State Street Research & Management Company
T. Rowe Price Associates, Inc.

                         CAPITAL GUARDIAN TRUST COMPANY
                       PROXY VOTING POLICY AND PROCEDURES

Policy

Capital Guardian Trust Company ("CGTC") provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments and unaffiliated registered investment companies. CGTC's Personal Investment Management Division ("PIM") provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC's clients.

Fiduciary Responsibility and Long-term Shareholder Value

CGTC's fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors which would affect the value of its clients' investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst's knowledge of a company, its current management, management's past record, and CGTC's general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

As the management of a portfolio company is responsible for its day to day operations, CGTC believes that management, subject to the oversight of its board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients' best interests.

Special Review

From time to time CGTC may vote a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

Procedures

Proxy Review Process

Associates in CGTC's proxy voting department, along with compliance associates from the legal department, are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year and certain other administrative items.

All other items are sent by the proxy voting department to the research analyst who follows the company. The analyst reviews the proxy statement and makes a recommendation about how to vote on the issues based on his or her in-depth knowledge of the company. Recommendations to vote with management on certain limited issues are voted accordingly. All other non-standard issues receive further consideration by a proxy voting committee, which reviews the issue and the analyst's recommendation, and decides how to vote. A proxy voting committee may escalate to the full investment committee(s) those issues for which it believes a broader review is warranted. Four proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are comprised primarily of members of CGTC's and its affiliates' investment committees and their activity is subject to oversight by those committees.

For securities held only in PIM accounts, non-standard items are sent to those associates to whom the CGTC Investment Committee has delegated the review and voting of proxies. These associates may forward certain proposals to the appropriate investment committee for discussion and a formal vote if they believe a broader review is warranted.

CGTC seeks to vote all of its clients' proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.

Proxy Voting Guidelines

CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

CGTC's general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.

..    Corporate governance. CGTC supports strong corporate governance practices.
     It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

..    Capital structure. CGTC generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

..    Stock option compensation plans. CGTC supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. CGTC considers the following factors when voting on proposals related to new plans or changes to existing plans: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

..    Social and corporate responsibility. CGTC votes on these issues based on the potential impact to the value of its clients' investment in the portfolio company.

Special Review Procedures

If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC's parent company), are deemed to be "Interested Clients". Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee ("SRC"). The SRC determines whether the decision was in the best interest of CGTC's clients and may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC's and its affiliates' investment and legal groups and does not include representatives from the marketing department.

Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

CGTC's Proxy Voting Record

Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client's account(s) for which CGTC has proxy voting authority.

Annual Assessment

CGTC will conduct an annual assessment of this proxy voting policy and related procedures.

Effective Date

This policy is effective as of August 1, 2003.

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                       Davis Selected Advisers, LP ("DSA")
                      Proxy Voting Policies and Procedures

                             Amended August 6, 2003

                                Table of Contents

       I.     Introduction

       II.    Principals

       III.   Fiduciary Duties of Care and Loyalty

       IV.    Pre-Determined Voting Policies

       V.     Ensuring Proxies are Voted

       VI.    Identifying and Resolving Potential Conflicts of Interest

       VII.   Proxy Oversight Group

       VIII.  Shareholder Activism

       IX.    Obtaining Copies of How Proxies Were Voted

       X.     Summary of Proxy Voting Policies and Procedures

       XI.    Records

       XII.   Amendments

       Exhibit A: "Pre-Determined Proxy Voting Policies"

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                                 I. Introduction

DSA exercises a voice on behalf of its clients in matters of corporate governance through the proxy voting process. DSA takes its ownership responsibilities very seriously and believe the right to vote proxies for its clients' holdings is a significant asset of the clients. DSA exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients' investments.

DSA acquires and holds a company's securities in the portfolios it manages in the expectation that they will be a good investment and appreciate in value. As such, DSA votes proxies with a focus on the investment implications of each issue. For each proxy vote, DSA takes into consideration its duty to clients and all other relevant facts available to DSA at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

DSA has established a Proxy Oversight Group, a committee of senior DSA officers, to oversee voting policies and decisions for clients. The group performs its responsibilities in accordance with proxy voting principles to ensure that DSA's voting policies reflect a thorough analysis of the issues and their potential impact on shareholder value. These principles will frame the analysis of each proxy issue and provide a basis for decision-making in all instances. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

                                 II. Principals

Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the Board, as well as exercising their right to grant or withhold approval for actions proposed by the Board or company management. The interests of shareholders are best served by the following principles when considering proxy proposals:

Preserve and expand the power of shareholders in areas of corporate governance - Equity shareholders are owners of the business - company boards and management teams are ultimately accountable to them. DSA supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. DSA opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

Allow responsible management teams to run the business - DSA supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, DSA opposes proposals that limit management's ability to do this. DSA will generally oppose proposals that seek to place restrictions on management in order to promote political, religious or social agendas.


Please see DSA's Pre-Determined Proxy Voting Policies for more details ("Exhibit A").

                    III. Fiduciary Duties of Care and Loyalty

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Advisers are fiduciaries. As fiduciaries, advisers must act in the best interests of their clients. Thus, when voting portfolio securities, DSA must act in the best interest of the client and not in its own interest.

When DSA has been granted the authority to vote client proxies, DSA owes the client the duties of "care" and "loyalty":

(1) The duty of care requires DSA to monitor corporate actions and vote client proxies if it has undertaken to do so.

(2) The duty of loyalty requires DSA to cast the proxy votes in a manner that is consistent with the best interests of the client and not subrogate the client's interest to DSA's own interests.

                        IV. Pre-Determined Voting Policy

Attached to these Proxy Voting Policies and Procedures is Exhibit A "Pre-Determined Voting Policies" that describe DSA's general proxy voting policies. DSA may, however, deviate from the general polices in order to accomplish a specific objective. All deviations from the stated polices shall be documented.

                          V. Ensuring Proxies are Voted

The Chief Compliance Officer is responsible for monitoring corporate actions and voting client proxies if DSA has been assigned the right to vote the proxies.

Scope. If a client has not authorized DSA to vote its proxies, then these Policies and Procedures shall not apply to that client's account. The scope of DSA's responsibilities with respect to voting proxies are ordinarily determined by DSA's contracts with its clients, the disclosures it has made to its clients, and the investment policies and objectives of its clients.

Cost/Benefit Analysis DSA is NOT required to vote every proxy. There may be times when refraining from voting a proxy is in the client's best interest, such as when DSA determines that the cost of voting the proxy exceeds the expected benefit to the client. DSA shall not, however, ignore or be negligent in fulfilling the obligation it has assumed to vote client proxies.

DSA is not expected to expend resources if it has no reasonable expectation that doing so will provide a net benefit to its clients. For example, if clients hold only a small position in a company, or if the company's shares are no longer held by DSA clients at the time of the meeting, a decision to not vote the proxies, engage management in discussions, or to sell the securities rather than fight the corporate action, may be appropriate, particularly if the issue involved would not significantly affect the value of clients' holdings.

Record of Voting

The Chief Compliance Officer shall maintain records of how client proxies were voted. The Chief Compliance Officer shall also maintain a record of all votes which are inconsistent with Exhibit A "General Proxy Voting Policies".

          VI Identifying and Resolving Potential Conflicts of Interest

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                         Potential Conflicts of Interest

A potential conflict of interest arises when DSA has business interests that may not be consistent with the best interests of its client. In reviewing proxy issues to identify any potential material conflicts between DSA's interests and those of its clients, DSA will consider:

     (1) Whether DSA has an economic incentive to vote in a manner that is not consistent with the best interests of its clients. For example, DSA may have an economic incentive to vote in a manner that would please corporate management in the hope that doing so might lead corporate management to direct more business to DSA. Such business could include managing company retirement plans, serving as sub-adviser for funds sponsored by the company, l; or

     (2) Whether there are any business or personal relationships between a DSA employee and the officers or directors of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of its clients.

Assessing Materiality. Materiality will be defined as the potential to have a significant impact on the outcome of a proxy vote.

Identifying Potential Conflicts of Interest

The Chief Compliance Officer is responsible for identifying potential material conflicts of interest and voting the proxies in conformance with direction received from the Proxy Oversight Group. The Chief Compliance Officer shall bring novel or ambiguous issues before the Proxy Oversight Group for guidance.

Resolving Potential Conflicts of Interest

The Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts and the Proxy Oversight Group shall exercise its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:

     (1) Votes consistent with Exhibit A "General Proxy Voting Policies" are presumed to be consistent with the best interests of clients;

     (2) DSA may disclose the conflict to the client and obtain the client's consent prior to voting the proxy.

     (3)  DSA may obtain guidance from an independent third party

     (4)  The potential conflict may be immaterial.

     (5) Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict:

                           VII. Proxy Oversight Group

DSA has established a Proxy Oversight Group, a committee of senior DSA officers, to oversee voting policies and decisions for clients. The Proxy Oversight Group:

     (1) Establishes, amends, and interprets proxy voting policies and procedures;

     (2) Oversees how DSA's compliance department (which monitors corporate actions and votes client proxies in accordance with these proxy procedures) executes these duties; and

     (3)  Resolves conflicts of interest identified by the Compliance
          Department.

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Composition of the Proxy Oversight Group

The following are the members of the Proxy Oversight Group:
DSA's:

     (1)  Proxy Analyst;

     (2)  Chief Compliance Officer; and

     (3)  Chief Legal Officer

Two or more members shall constitute a quorum. Meetings may be held telephonically. A vote by a majority of the Proxy Oversight Group shall be binding. Action may be taken without a meeting by memorandum signed by two or more members.

                            VIII Shareholder Activism

DSA's fiduciary duties to its clients do not necessarily require DSA to become a "shareholder activist". As a practical matter, DSA will determine whether to engage in management discussion based upon its costs and expected benefits to clients.

Prior to casting a single vote, DSA may use its influence as a large shareholder to highlight certain management practices. Consistent with its fiduciary duties, DSA may discuss with company management its views on key issues that affect shareholder value. Opening lines of communication with company management to discuss these types of issues can often prove beneficial to DSA's clients.

                  IX Obtaining Copies of How Proxies Were Voted

DSA's clients may obtain a copy of the record of how their own proxies were voted by writing to:

         Davis Selected Advisers, L.P.
         Attn: Chief Compliance Officer
         2949 East Elvira Road, Suite 101
         Tucson, Arizona, 85706

No party is entitled to obtain a copy of how proxies, other than their own, were voted without valid government authority.

                X Summary of Proxy Voting Policies and Procedures

DSA shall maintain a summary of its Proxy Voting Policies and Procedures which also describes how a client may obtain a copy of DSA's Proxy Voting Policies and Procedures. This summary shall be included in DSA's Form ADV Part II, which is delivered to all new clients

                                   XI. Records

DSA shall make retain for the legally required periods the following records:

     (a) Copies of DSA's Proxy Voting Policies and Procedures and each amendment thereof;

     (b)  Proxy statements received regarding client securities;

     (c)  Records of votes DSA cast on behalf of clients;

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     (d)  Records of written client requests for proxy voting information and
          DSA's response;

     (e) Any documents prepared by DSA that were material to making a decision how to vote, or that memorialized the basis of the decision.

                                 XII Amendments

DSA's Proxy Oversight Group may amend these Proxy Policies and Procedures from time to time. Clients shall be notified of material changes.

                                    Exhibit A
                          Davis Selected Advisers, L.P.
                      Pre-Determined Proxy Voting Policies

                             Amended: August 6, 2003

Notice: Davis Selected Advisers, L.P. ("DSA") has established the following general principals for voting proxies on behalf of its clients. While these principals shape our policies, DSA always reviews each proxy individually. As a result, there may be cases in which particular circumstances lead us to vote an individual proxy differently than otherwise stated within this document. In such exceptional cases, we will document our reasoning. Although our decisions may prove to have been incorrect in the light of future events, they will always be made with the intention of maximizing the long-term value of our clients' investment. Items not addressed within these policies will be evaluated on a case-by-case basis.

                            I. The Board of Directors

A. Voting on Director Nominees in Uncontested Elections

As Corporate Directors are elected to represent the economic interests of shareholders, our voting on Director Nominees will be shaped by our assessment of a director's record in representing the interests of shareholders. The most important responsibility of a director is the selection, evaluation and compensation of senior management, and we pay particular attention to directors' performance in this area. Philosophically, we look for directors to construct long-term compensation plans that do not allow for senior executives to be excessively compensated if long-term returns to shareholders are poor. We prefer directors to specify the benchmarks or performance hurdles by which they are evaluating management's performance. Appropriate hurdles should include the company's performance relative to its peers and the S&P 500 as well as its cost of equity capital. We expect directors to construct plans such that incentive compensation will not be paid if performance is below these hurdles.

Although such a philosophy does not allow for exact precision,

     . We will generally withhold votes for directors of any company that issues options representing more than two percent of the shares outstanding in a given year without a specified performance hurdle.

     . We will generally withhold votes for directors of companies that issue more than 0.67% of the shares outstanding in restricted stock without a specified performance hurdle.

     . We will generally withhold votes for any director of any company that issues a combination of options and restricted shares (converted at a three to one ratio) that together add up to more than 2% of shares outstanding.

     . We will generally withhold votes for any director of any company that has allowed stock options to be re-priced or exchanged at lower prices in the previous year.

     . We will generally vote for pulling future option grants into the present year.

Directors also bear responsibility for the presentation of a company's financial statements and for the choice of broad accounting policies. We believe directors should favor conservative policies. Specifically,

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     .    We will generally withhold votes for any director of any company that does not account for employee stock options as an expense in the calculation of net income by January 2004.

     . We will generally withhold votes for any director of any company that uses unrealistic returns and assumptions in calculating a company's pension obligations, expenses or pension fund returns.

In voting on director nominees, we will also consider the following factors:

..    long-term corporate performance

..    nominee's investment in the company

..    corporate governance provisions and takeover activity (discussed in
     Sections III and IV)

..    director compensation

..    number of other board seats held by nominee

..    interlocking directorships

..    nominee's attendance at meetings (past two years)

..    relevant business experience

..    ethical track record

B. Classification/Declassification of the Board

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and to elect all directors annually.

                           II. Executive Compensation

We believe in pay for performance. We recognize that compensation levels must be competitive and realistic and that under a fair system exceptional managers deserve to be paid exceptionally well. Our test to determine whether or not a proposal for long-term incentive compensation is appropriate is based on the following two questions.

     1. Over the long-term, what is the minimum level of shareholder returns below which management's performance would be considered poor?

               .    Performance below that of the S&P 500.

               .    Performance below a pre-selected group of competitors.

               .    Performance below the company's cost of equity capital.

     2. Does the company's proposed incentive compensation plan (including options and restricted stock) allow for the management to receive significant incentive compensation if long-term returns to shareholders fall below the answer specified above?

In most cases, the answer to the first question is unspecified. In virtually all cases, the answer to the second question is "yes," as most companies use non-qualified stock options and restricted stock for the bulk of their long-term compensation. These options and shares will become enormously valuable even if the shares compound at an unacceptably low rate - or actually do not go up at all but are simply volatile - over the long term. A fair system of long-term incentive compensation should include a threshold rate of performance below which incentive compensation is not earned.

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

Recognizing that many companies have and will continue to issue non-qualified stock options as part of their long term incentive compensation plans, we have devolved guidelines to determine the appropriate maximum amount to be given in any one year. Our thinking on this issue is shaped by the fact that America's Ten Most Admired Companies as determined by Fortune Magazine for 2002 had an average annual option grant over the last seven years of only 1.4 percent (excluding Microsoft at 1.2 percent). As a result, we believe a large option program is not a necessary characteristic of either highly admired or high-performing companies. As a result,

     . We will generally vote against any compensation plan that grants options representing more than two percent of the shares outstanding in a given year without a specified performance hurdle.

     . We will generally vote against any compensation plan that grants more than 0.67% of the shares outstanding in restricted stock without a specified performance hurdle.

     . We will generally vote against any compensation plan that grants a combination of options and restricted shares (converted at a three to one ratio) that together add up to more than 2% of shares outstanding.

     . We will generally vote against any proposal to allow stock options to be re-priced or exchanged at lower prices.

     . We will generally vote against multi-year authorizations of shares to be used for compensation unless the company's past actions have been consistent with these policies.

     . We will generally vote in favor of shareholder proposals advocating the addition of performance criteria to long-term compensation plans.

                           III. Tender Offer Defenses

A. Poison Pills

We will generally vote against management proposals to ratify a poison pill.

We will generally vote for shareholder proposals to redeem a poison pill.

B. Fair Price Provisions

We will generally vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We will generally vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C. Greenmail

We will generally vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

We review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D. Pale Greenmail

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We review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

E. Unequal Voting Rights

We will generally vote against dual class exchange offers.

We will generally vote against dual class recapitalizations.

F. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We will generally vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We will generally vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

G. Supermajority Shareholder Vote Requirement to Approve Mergers

We will generally vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We will generally vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

H. White Squire Placements

We will generally vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

                               IV. Proxy Contests

A. Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

     . long-term financial performance of the target company relative to its industry

     .    management's track record

     .    background to the proxy contest

     .    qualifications of director nominees (both slates)

     . evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

     .    stock ownership positions

B. Reimburse Proxy Solicitation Expenses

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Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

                            V. Proxy Contest Defenses

A. Board Structure: Staggered vs. Annual Elections

We will generally vote against proposals to classify the board.

We will generally vote for proposals to repeal classified boards and to elect all directors annually.

B. Shareholder Ability to Remove Directors

We will generally vote against proposals that provide that directors may be removed only for cause.

We will generally vote for proposals to restore shareholder ability to remove directors with or without cause.

We will generally vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We will generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

C. Cumulative Voting

We will generally vote against proposals to eliminate cumulative voting.

We will generally vote for proposals to permit cumulative voting.

D. Shareholder Ability to Call Special Meetings

We will generally vote against proposals to restrict or prohibit shareholder ability to call special meetings.

We will generally vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E. Shareholder Ability to Act by Written Consent

We will generally vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

We will generally vote for proposals to allow or make easier shareholder action by written consent.

F. Shareholder Ability to Alter the Size of the Board

We will generally vote for proposals that seek to fix the size of the board.

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We will generally vote against proposals that give management the ability to alter the size of the board without shareholder approval.

                                  VI. Auditors

A. Ratifying Auditors

We will generally vote for proposals to ratify auditors, unless any of the following apply:

     . An auditor has a financial interest in or association with the company (other than to receive reasonable compensation for services rendered), and is therefore not independent

     .    Fees for non-audit services are excessive, or

     . There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

We vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

We will generally vote for shareholder proposals asking for audit firm rotation or partner rotation within an audit firm, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company. (Sarbanes-Oxley mandates that the partners on a company's audit engagement be subject to five-year term limits.)

                    VII. Miscellaneous Governance Provisions

A. Confidential Voting

We will generally vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We will generally vote for management proposals to adopt confidential voting.

B. Equal Access

We will generally vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C. Bundled Proposals

We review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we will generally vote against the proposals. If the combined effect is positive, we will generally vote for the proposals.

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D. Shareholder Advisory Committees

We review on a case-by-case basis proposals to establish a shareholder advisory committee.

E. Stock Ownership Requirements

We will generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board (we prefer Directors to be long-term shareholders). We oppose the awarding of stock options to directors.

F. Term of Office and Independence of Committees

We will generally vote against shareholder proposals to limit the tenure of outside directors.

We will generally vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

G. Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

We will generally vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

We will generally vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We will generally vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

H. Charitable Contributions

We will generally vote against shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

I. Age Limits

We will generally vote against shareholder proposals to impose a mandatory retirement age for outside directors.

J. Board Size

We will generally vote for proposals seeking to fix the board size or designate a range for the board size.

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We will generally vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

K. Cumulative Voting

We will generally vote against proposals to eliminate cumulative voting.

We will generally vote for proposals to restore or permit cumulative voting.

L. Establish/Amend Nominee Qualifications

We vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

We will generally vote against shareholder proposals requiring two candidates per board seat.

M. Filling Vacancies/Removal of Directors

We will generally vote against proposals that provide that directors may be removed only for cause.

We will generally vote for proposals to restore shareholder ability to remove directors with or without cause.

We will generally vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We will generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

N. OBRA-Related Compensation Proposals

..    Amendments that Place a Cap on Annual Grant or Amend Administrative
     Features

We will generally vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

..    Amendments to Added Performance-Based Goals

We will generally vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

..    Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) are evaluated on a case-by-case basis.

..    Approval of Cash or Cash-and-Stock Bonus Plans

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We will generally vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA where the compensation plans have been historically consistent with our principles described in Section II of this document.

O. Shareholder Proposals to Limit Executive and Director Pay

We will generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.

We review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

P. Golden and Tin Parachutes

We will generally vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

We will generally review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Q. Employee Stock Ownership Plans (ESOPs)

We will generally vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

R. 401(k) Employee Benefit Plans

We will generally vote for proposals to implement a 401(k) savings plan for employees.

S. Stock Plans in Lieu of Cash

We review plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock on a case-by-case basis.

We will generally vote for plans which provide a dollar-for-dollar cash for stock exchange.

We review plans which do not provide a dollar-for-dollar cash for stock exchange on a case-by-case basis.

T. Director Retirement Plans

We will generally vote against retirement plans for non-employee directors.

We will generally vote for shareholder proposals to eliminate retirement plans for non-employee directors.

                          VIII. State of Incorporation

A. Voting on State Takeover Statutes

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B. Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation are examined on a case-by-case basis.

                    IX. Mergers and Corporate Restructurings

A. Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

   . anticipated financial and operating benefits

   . offer price (cost vs. premium)

   . prospects of the combined companies

   . how the deal was negotiated

   . changes in corporate governance and their impact on shareholder rights

B. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

C. Spin-offs

Votes on spin-offs are considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D. Asset Sales

Votes on asset sales are made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E. Liquidations

Votes on liquidations are made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F. Appraisal Rights

We will generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

G. Changing Corporate Name

We will generally vote for changing the corporate name.

                       X. Social and Environmental Issues

In general, we abstain from voting on shareholder social and environmental proposals on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

                              XI. Capital Structure

A. Common Stock Authorization

We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

We use quantitative criteria that measure the number of shares available for issuance after analyzing the company's industry and performance. Our first step is to determine the number of shares available for issuance (shares not outstanding and not reserved for issuance) as a percentage of the total number of authorized shares after accounting for the requested increase. Shares reserved for legitimate business purposes, such as stock splits or mergers, are subtracted from the pool of shares available. We then compare this percentage to the allowable cap developed for the company's peer group to determine if the requested increase is reasonable. Each peer group is broken down into four quartiles and within each quartile an "allowable increase" for the company is set. The top quartile performers will have the largest allowable increase.

If the requested increase is greater than the "allowable increase" we will generally vote against the proposal.

B. Reverse Stock Splits

We will review management proposals to implement a reverse stock split on a case-by-case basis. We will generally support a reverse stock split if management provides a reasonable justification for the split.

C. Blank Check Preferred Authorization

We will generally vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

We review on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

We review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding we will generally vote against the requested increase. If the company does have preferred shares outstanding we will use the criteria set forth herein.

D. Shareholder Proposals Regarding Blank Check Preferred Stock

We will generally vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

E. Adjust Par Value of Common Stock

We will generally vote for management proposals to reduce the par value of common stock.

F. Preemptive Rights

We review on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

G. Debt Restructurings

We review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. We consider the following issues:

   . Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

   . Change in Control - Will the transaction result in a change in control of the company?

   . Bankruptcy - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

H. Share Repurchase Programs

We will generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

I. Dual-class Stock

We will generally vote against proposals to create a new class of common stock with superior voting rights.

We will generally vote for proposals to create a new class of nonvoting or subvoting common stock if:

   . It is intended for financing purposes with minimal or no dilution to current shareholders.

   . It is not designed to preserve the voting power of an insider or significant shareholder.

J. Issue Stock for Use with Rights Plan

We will generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

K. Preferred Stock

We will generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

We will generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

We will generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

We will generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

We vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

L. Recapitalization

We vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

M. Reverse Stock Splits

We will generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

We will generally vote for management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

N. Stock Distributions: Splits and Dividends

We will generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

O. Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as a spin-off.

Policies & Procedures                                       Deutsche Bank [LOGO]

                            DEUTSCHE ASSET MANAGEMENT
                      PROXY VOTING POLICIES AND PROCEDURES

                              ADOPTED: MAY 5, 2003

                         AS AMENDED AS OF AUGUST 4, 2003

I.   INTRODUCTION

     Deutsche Asset Management (DeAM)/1/ has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. In addition to SEC requirements governing advisers, DeAM's proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 CFR 2509.94-2 (July 29,1994).

II.  DEAM'S PROXY VOTING RESPONSIBILITIES

     Proxy votes are the property of DeAM's advisory clients./2/ As such, DeAM's authority and responsibility to vote such proxies depends upon its contractual relationships with its clients. Where a client has given specific instructions as to how a proxy should be voted, DeAM will carry out those instructions. Where no specific instructions exists, DeAM will follow the procedures in voting the proxies set forth in this document.

________
/1/ DeAM refers to Deutsche Investment Management Americas Inc. and Deutsche Asset Management, Inc., each an investment adviser registered under the Investment Advisers Act of 1940. These Policies and Procedures also may apply to other entities within the Deutsche Bank organization for which the Proxy Department and the Proxy Voting Working Group votes proxies, as listed on Exhibit 1.

/2/ For purposes of these Policies and Procedures, "clients" refers to persons or entities: for which DeAM serves as investment adviser or sub-adviser; for which DeAM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

The information contained herein is the property of Deutsche Bank and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank.

Policies & Procedures                                       Deutsche Bank [LOGO]

     DeAM may have proxy voting responsibilities for investment companies and other clients for which it serves as investment adviser. With respect to client accounts that are sub-advised by an affiliated or unaffiliated investment adviser, DeAM may have proxy voting responsibilities, or such responsibilities may be delegated to the sub-adviser. Similarly, DeAM may have proxy voting responsibilities with respect to advisory client accounts for which it serves as investment sub-adviser.

III. POLICIES

     1. Proxy voting activities are conducted in the best economic interest of clients

          DeAM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by DeAM in good faith after appropriate review.

     2.   The Proxy Voting Working Group

          The Proxy Voting Working Group (the "PVWG") is an internal working group established by DeAM's Investment Committee pursuant to a written charter. The PVWG is responsible for overseeing DeAM's proxy voting activities, including:

               (i) adopting, monitoring and updating guidelines, attached as Exhibit A (the "Guidelines"), that provide how DeAM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

               (ii) voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of DeAM's clients; and

               (iii) monitoring the Proxy Department's proxy voting activities
                     (see below):

          DeAM's Proxy Department, a unit of DeAM's Asset Management Operations Group, is responsible for administering DeAM's proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines.

     3. Availability of Proxy Voting Policies and Procedures and proxy voting record

The information contained herein is the property of Deutsche Bank and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank.

Policies & Procedures                                       Deutsche Bank [LOGO]

         Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at DeAM's discretion. Clients may also obtain information on how their proxies were voted by DeAM as required by law and otherwise at DeAM's discretion. The Proxy Department will make proxy voting reports available upon request.

IV.  PROCEDURES

     The key aspects of DeAM's proxy voting process are as follows:

     1.  The PVWG's Proxy Voting Guidelines

         The Guidelines set forth the PVWG's standard voting positions on a comprehensive list of common proxy voting matters. The PVWG has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

         The PVWG will review the Guidelines as necessary to support the best economic interests of DeAM's clients and, in any event, at least annually. The PVWG will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the PVWG will thoroughly review and evaluate the proposed change and the reasons therefor, and the PVWG Chair will ask PVWG members whether anyone has requested or attempted to improperly influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the PVWG Chair, the Chair will promptly notify the Conflicts Review Committee (see below) and will defer the approval, if possible. Lastly, the PVWG will fully document its rationale for approving any change to the Guidelines.

         The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which DeAM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which DeAM votes investment company proxies may differ from proposals for which a DeAM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of Institutional Shareholder

The information contained herein is the property of Deutsche Bank and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank.

Policies & Procedures                                       Deutsche Bank [LOGO]

         Services ("ISS"), an independent third-party proxy voting specialist. See Section IV.3.B.

     2.  Specific proxy voting decisions made by the PVWG

         The Proxy Department Head will refer to the PVWG all proxy proposals
         (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

         Additionally, if a member of the Proxy Department, the Proxy Department Head, the PVWG Chair or any member of the PVWG, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the PVWG Chair and/or the Proxy Department Head./3/

         If the Proxy Department refers a proxy proposal to PVWG or PVWG determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the PVWG will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

         The PVWG endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the PVWG's voting determination.

     3.  Certain proxy votes may not be cast

         In some cases, the PVWG may determine that it is in the best economic interests of its clients not to vote certain proxies. For example, it is DeAM's policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis.

__________________
/3/ The Proxy Department Head generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Department Head to bring the solicitation to the attention of the PVWG Chair. DeAM portfolio managers, DeAM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the PVWG Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the PVWG Chair distributes to DeAM portfolio managers and DeAM research analysts.

The information contained herein is the property of Deutsche Bank and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank.

Policies & Procedures                                       Deutsche Bank [LOGO]

         Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the PVWG may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

         The Proxy Department Head will coordinate with the PVWG Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

     4.  Conflict of Interest Procedures

         A. Procedures to Address Conflicts of Interest and Improper Influence

         Overriding Principle. In the limited circumstances where the PVWG votes proxies,/4/ the PVWG will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of DeAM's clients./5/

         Independence of the PVWG. As a matter of Compliance policy, the PVWG and the Proxy Department are structured to be independent from other parts of Deutsche Bank. Members of the PVWG and employees in the Proxy Department are employees of DeAM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division ("CIB"). Their compensation cannot be based upon their contribution to any business activity outside of DeAM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division ("PCAM") regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of DeAM (and within DeAM only on a need to know basis).

         Conflict Review Procedures. There will be a committee (the "Conflicts Review Committee") established within DeAM that will monitor for potential material

______________
/4/ As mentioned above, the PVWG votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

/5/ The Head of the Proxy Department, who serves as the non-voting secretary of the PVWG, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts Review Committee.

The information contained herein is the property of Deutsche Bank and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank.

Policies & Procedures                                       Deutsche Bank [LOGO]

         conflicts of interest in connection with proxy proposals that are to be evaluated by the PVWG. Promptly upon a determination that a vote shall be presented to the PVWG, the PVWG Chair shall notify the Conflicts Review Committee. The Conflicts Review Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if DeAM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered "material" to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the PVWG's decision on the particular vote at issue.

         The information considered by the Conflicts Review Committee may include information regarding (i) DeAM client relationships; (ii) any relevant personal conflict known by the Conflicts Review Committee or brought to the attention of the Conflicts Review Committee; (iii) and any third party communications with members of the PVWG or anyone participating or providing information to the PVWG regarding the vote at issue. In the context of any determination, the Conflicts Review Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

         Upon completion of the investigation, the Conflicts Review Committee will document its findings and conclusions. If the Conflicts Review Committee determines that (i) DeAM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts Review Committee will so inform the PVWG chair.

         If notified that DeAM has a material conflict of interest as described above, the PVWG chair will obtain instructions as to how to vote the proxies either from (i) if time permits, the affected clients, or (ii) ISS. If notified that certain individuals should be recused from the proxy vote at issue, the PVWG Chair shall do so in accordance with the procedures set forth below.

         Procedures to be Followed by the PVWG. At the beginning of any discussion regarding how to vote any proxy, the PVWG Chair (or his or her delegate) will inquire as to whether any PVWG member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts Review Committee.

         The PVWG Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee within the Deutsche Bank organization (including PVWG members) or any other person

The information contained herein is the property of Deutsche Bank and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank.

Policies & Procedures                                       Deutsche Bank [LOGO]

         (including affiliated or unaffiliated sub-advisers, other DeAM advisory clients, trade associations, or the press) has: (i) requested that DeAM, the Proxy Department (or any member thereof) or a PVWG member vote a particular proxy in a certain manner; or (ii) attempted to improperly influence DeAM, the Proxy Department (or any member thereof), a PVWG member or any other person in connection with proxy voting activities, and which incident has not yet been reported to the Conflicts Review Committee.

         If any such incident are reported to the PVWG Chair, the Chair will promptly notify the Conflicts Review Committee and, if possible, will delay the vote until the Conflicts Review Committee can complete the conflicts report. If a delay is not possible, the Conflicts Review Committee will instruct the PVWG whether anyone should be recused from the proxy voting process, or whether DeAM should seek instructions as to how to vote the proxy at issue from ISS or, if time permits, affected clients. These inquiries and discussions will be properly reflected in the PVWG's minutes.

         Duty to Report. Any DeAM employee, including any PVWG member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt to improperly influence, how DeAM votes its proxies has a duty to disclose the existence of the situation to the PVWG Chair (or his or her designee) and the details of the matter to the Conflicts Review Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

         Recusal of Members. The PVWG will recuse from participating in a specific proxy vote any PVWG members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts Review Committee, have actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. The PVWG will also exclude from consideration the views of any person (whether requested or volunteered) if the PVWG or any member thereof knows, or if the Conflicts Review Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to improperly influence the vote.

         If, after excluding all relevant PVWG voting members pursuant to the paragraph above, there are three or more PVWG voting members remaining, those remaining PVWG members will determine how to vote the proxy in accordance with these Policies and Procedures. If there are fewer than three PVWG voting members remaining, the PVWG Chair will obtain instructions as to how to vote the proxy from, if time permits, the affected clients and otherwise from ISS.

The information contained herein is the property of Deutsche Bank and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank.

Policies & Procedures                                       Deutsche Bank [LOGO]

         B.   Investment Companies and Affiliated Public Companies

         Investment Companies. As reflected in the Guidelines, DeAM votes all proxies solicited by open-end and closed-end investment companies in accordance with the pre-determined guidelines of ISS, unless the investment company client directs DeAM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which DeAM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

         Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g, Deutsche bank itself, DeAM will vote the proxies in the same proportion as the vote of other shareholders (i.e., "mirror" or "echo" voting).

         C.   Other Procedures That Limit Conflicts of Interest

         DeAM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:

         . Deutsche Bank Americas/DeAM Confidential, Material, Non-Public Information, Chinese Walls, Insider Trading Policy. This policy provides for, among other things, independence of DeAM employees from CIB, and information barriers between DeAM and other affiliates. Specifically, no DeAM employee may be subject to the supervision or control of any employee of CIB. No DeAM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of DeAM, without the prior approval of Legal or Compliance. Further, no employee of CIB shall have any input into the compensation of a DeAM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, DeAM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives. Further, under no circumstances should proxy votes be discussed with any Deutsche Bank employee

The information contained herein is the property of Deutsche Bank and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank.

Policies & Procedures                                       Deutsche Bank [LOGO]

          outside of DeAM (and should only be discussed on a need-to-know basis within DeAM).

      . Deutsche Bank Americas Information Barriers for Sections 13 and 16, and Reg. M Policy. This policy establishes information barriers between Deutsche Bank employees from CIB, on the one hand, and Deutsche Bank employees from PCAM. The information barriers depend upon PCAM and CIB personnel adhering to the certain limitations. For example, PCAM and CIB personnel may not share between themselves non-public, proprietary or confidential information. Further, PCAM and CIB personnel may not coordinate or seek to coordinate decision making with respect to particular securities transactions or groups of transactions, or with respect to the voting of particular securities. The policy also states that PCAM (particularly Deutsche Asset Management) and CIB do not employ common managing directors, officers and employees as a general policy matter, and imposes certain restrictions in the event that there are any such common directors, officers or employees

      Other relevant internal policies include the Deutsche Bank Americas Code of Professional Conduct, the Deutsche Asset Management Code of Ethics, the Sarbanes-Oxley Senior Officer Code of Ethics, and the Deutsche Bank Group Code of Conduct. The PVWG expects that these policies, procedures and internal controls will greatly reduce the chance that the PVWG (or, its members) would be involved in, aware of or influence by, an actual or apparent conflict of interest.

V. RECORDKEEPING

DeAM will maintain a record of each vote cast by DeAM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted. In addition, the Proxy Department maintains records for each of the proxy ballots it votes. Specifically, the Department's records include, but are not limited to:

   . The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.

   . Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.

   . Analyst worksheets created for stock option plan and share increase analyses

   .  Proxy Edge print-screen of actual vote election.

The information contained herein is the property of Deutsche Bank and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank.

Policies & Procedures                                       Deutsche Bank [LOGO]

In addition, DeAM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Department or the PVWG prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

The PVWG also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

DeAM will maintain the above records in an easily accessible place for no less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate DeAM office.

With respect to its investment company clients, DeAM will create and maintain records of each company's proxy voting record for 12-month periods ended June
30. DeAM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

     .    The name of the issuer of the portfolio security;

     . The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

     . The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

     .    The shareholder meeting date;

     .    A brief identification of the matter voted on;

     . Whether the matter was proposed by the issuer or by a security holder; Whether the company cast its vote on the matter;

     . How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

     .    Whether the company cast its vote for or against management.

VI. THE PVWG'S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the PVWG will monitor the proxy voting process by

The information contained herein is the property of Deutsche Bank and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank.

Policies & Procedures                                       Deutsche Bank [LOGO]

reviewing summary proxy information presented by the Proxy Department Head. Said reviews include statistical analyses of the number of meetings, seasonal volume changes, proposals voted, proposal types and frequency of votes cast contrary to management. The PVWG will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the PVWG's minutes.

Attachment A - Proxy Voting Guidelines
Exhibit 1 - List of Other Advisers

The information contained herein is the property of Deutsche Bank and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank.

Policies & Procedures                                       Deutsche Bank [LOGO]

                                                                    Attachment A

                             Deutsche Bank Americas
                                    New York

                            Deutsche Asset Management
                        2003 U.S. Proxy Voting Guidelines

                            As Amended August 7, 2003

                                   [PICTURE]

The information contained herein is the property of Deutsche Bank and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank.

Policies Procedures                                         Deutsche Bank [LOGO]

                                TABLE OF CONTENTS

I.   BOARD OF DIRECTORS......................................................  4

  A. Election of Directors...................................................  4
  B. Classified Boards of Directors..........................................  4
  C. Board and Committee Independence........................................  4
  D. Liability and Indemnification of Directors..............................  4
  E. Qualifications of Directors.............................................  5
  F. Removal of Directors and Filling of Vacancies...........................  5
  G. Proposals to Fix the Size of the Board..................................  5

II.  CAPITAL STRUCTURE.......................................................  6

  A. Authorization of Additional Shares......................................  6
  B. Authorization of "Blank Check" Preferred Stock..........................  6
  C. Stock Splits/Reverse Stock Splits.......................................  6
  D. Dual Class/Supervoting Stock............................................  6
  E. Large Block Issuance....................................................  7
  F. Recapitalization into a Single Class of Stock...........................  7
  G. Share Repurchases.......................................................  7
  H. Reductions in Par Value.................................................  7

III. CORPORATE GOVERNANCE ISSUES.............................................  7

  A. Confidential Voting.....................................................  7
  B. Cumulative Voting.......................................................  8
  C. Supermajority Voting Requirements.......................................  8
  D. Shareholder Right to Vote...............................................  8

IV.  COMPENSATION............................................................  8

  A. Executive and Director Stock Option Plans...............................  9
  B. Employee Stock Option/Purchase Plans....................................  9
  C. Golden Parachutes....................................................... 10
  D. Proposals to Limit Benefits or Executive Compensation................... 10
  E. Option Expensing........................................................ 10

V.   ANTI-TAKEOVER RELATED ISSUES............................................ 10

  A. Shareholder Rights Plans ("Poison Pills")............................... 10
  B. Reincorporation......................................................... 10
  C. Fair-Price Proposals.................................................... 11
  D. Exemption from state takeover laws...................................... 11
  E. Non-financial Effects of Takeover Bids.................................. 11

VI.  MERGERS & ACQUISITIONS.................................................. 11

VII. SOCIAL & POLITICAL ISSUES............................................... 12

  A. Labor & Human Rights.................................................... 12
  B. Environmental Issues.................................................... 12
  C. Diversity & Equality.................................................... 12
  D. Health & Safety......................................................... 13
  E. Government/Military..................................................... 13
  F. Tobacco................................................................. 13

The information contained herein is the property of Deutsche Bank and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank.

Policies & Procedures                                       Deutsche Bank [LOGO]

VIII. MISCELLANEOUS ITEMS.................................................... 14

  A. Ratification of Auditors................................................ 14
  B. Limitation of non-audit services provided by independent auditor........ 14
  C. Audit firm rotation..................................................... 14
  D. Transaction of Other Business........................................... 14
  E. Motions to Adjourn the Meeting.......................................... 15
  F. Bundled Proposals....................................................... 15
  G. Change of Company Name.................................................. 15
  H. Proposals Related to the Annual Meeting................................. 15
  I. Investment Company Proxies.............................................. 15
  J. International Proxy Voting.............................................. 16

The information contained herein is the property of Deutsche Bank and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank.

Policies & Procedures                                       Deutsche Bank [LOGO]

These Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which DeAM or an affiliate serves as investment adviser or sponsor.

I.   Board of Directors

A. Election of Directors

Routine: DeAM Policy is to vote "for" the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. DeAM will incorporate the decisions of a third party proxy research vendor (currently, ISS) subject to review by the Proxy Voting Working Group (PVWG) as set forth in the Deutsche Asset Management (DeAM)'s Proxy Voting Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management's nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B. Classified Boards of Directors

DeAM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C. Board and Committee Independence

DeAM policy is to vote:

1. "For" proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.
2. "For" proposals that require all members of a company's compensation, audit or nominating committees to be independent or unaffiliated directors.
3. "Against" shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.
4.   "For" separation of the Chairman and CEO positions.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented.

D. Liability and Indemnification of Directors

DeAM policy is to vote "for" management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would affect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding liability only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E. Qualifications of Directors

DeAM policy is to follow management's recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

F. Removal of Directors and Filling of Vacancies

DeAM policy is to vote "against" proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

G. Proposals to Fix the Size of the Board

DeAM policy is to vote:

1. "For" proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.
2. "Against" proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

II.  Capital Structure

A. Authorization of Additional Shares

DeAM policy is to vote "for" proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B. Authorization of "Blank Check" Preferred Stock

DeAM policy is to vote:

1. "Against" proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.
2. "For" proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C. Stock Splits/Reverse Stock Splits

DeAM policy is to vote "for" stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast "for" a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally affect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D. Dual Class/Supervoting Stock

DeAM policy is to vote "against" proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The "one share, one vote" principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E. Large Block Issuance

DeAM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the PVWG as set forth in DeAM's Proxy Policies and Procedures. Additionally, DeAM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F. Recapitalization into a Single Class of Stock

DeAM policy is to vote "for" recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.

G. Share Repurchases

DeAM policy is to vote "for" share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H. Reductions in Par Value

DeAM policy is to vote "for" proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III.  Corporate Governance Issues

A. Confidential Voting

DeAM policy is to vote "for" proposals to provide for confidential voting and independent tabulation of voting results and to vote "against" proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

B. Cumulative Voting

DeAM policy is to vote "for" shareholder proposals requesting cumulative voting and "against" management proposals to eliminate it. However, the protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast "for" cumulative voting and "against" proposals to eliminate it unless:

a) The company has a five year return on investment greater than the relevant industry index,
b) All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and
c) No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation, however, the presence of other safeguards may make their use unnecessary.

C. Supermajority Voting Requirements

DeAM policy is to vote "against" management proposals to require a supermajority vote to amend the charter or bylaws and to vote "for" shareholder proposals to modify or rescind existing supermajority requirements.
*Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D. Shareholder Right to Vote

DeAM policy is to vote "against" proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote "for" proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or affect the governance process should be supported.

IV.   Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board's award of cash compensation amounts to executives unless a particular award or series of awards is deemed unreasonably excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank's criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A. Executive and Director Stock Option Plans

DeAM policy is to vote "for" stock option plans that meet the following criteria:

(1) The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)
(2) The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.
(3) The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.
(4)  The plan does not grant options on super-voting stock.

DeAM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and
b) only certain high-level executives are subject to receive the performance based options.

DeAM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

B. Employee Stock Option/Purchase Plans

DeAM policy is to vote for employee stock purchase plans (ESPPs) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

DeAM policy is to vote "for" employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPPs encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

C. Golden Parachutes

DeAM policy is to vote "for" proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote "against" more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, DeAM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary are excessive.

D. Proposals to Limit Benefits or Executive Compensation

DeAM policy is to vote "against"

1.   Proposals to limit benefits, pensions or compensation and
2. Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission
     (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

E. Option Expensing

DeAM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, DeAM agrees that their value should not be ignored and treated as "no cost" compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

V.   Anti-Takeover Related Issues

A. Shareholder Rights Plans ("Poison Pills")

DeAM policy is to vote "for" proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote "against" the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B. Reincorporation

DeAM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder's interests and a vote cast "against."

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C. Fair-Price Proposals

DeAM policy is to vote "for" management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights. A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D. Exemption from state takeover laws

DeAM policy is to vote "for" shareholder proposals to opt out of state takeover laws and to vote "against" management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E. Non-financial Effects of Takeover Bids

Policy is to vote "against" shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to DeAM's stated purpose of acting in its client's best economic interest.

VI.   Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in DeAM's Policies and Procedures.

VII.   Social & Political Issues

With increasing frequency, shareholder proposals are submitted relating to social and political responsibility issues. Almost universally, the company management will recommend a vote "against" these proposals. These types of proposals cover an extremely wide range of issues. Many of the issues tend to be controversial and are subject to more than one reasonable, yet opposing, theory of support. More so than with other types of proxy proposals, social and political responsibility issues typically have a more tenuous connection to the economic and corporate governance principles effecting shareholders' interests. DeAM's policy regarding social and political responsibility issues, as with any other issue, is designed to protect our client shareholders' economic interests. We do not support proposals that represent the views and interests only of a specific shareholder group that may be contrary to those of the remaining shareholders.

DeAM's voting policy for some of the most commonly proposed social and political issues are set forth below. Where issues are deemed best left to the discretion of management or where compliance with standards set statutorily by federal, state or local authorities is sufficient, DeAM generally will not support a more burdensome standard requested by shareholder proposal. However, where specific circumstances or the actions of a company's board or management warrant, the proxy committee reserves the right to depart from any general policy to vote in the shareholders' best interests.

Occasionally, a distinction is made between a shareholder proposal requesting direct action on behalf of the board and a request for a report on (or disclosure of) some information. In order to avoid unduly burdening any company with reporting requirements, DeAM's policy is to vote against shareholder proposals that demand additional disclosure or reporting than is required by the Securities and Exchange Commission unless it appears there is a legitimate issue and the company has not adequately addressed shareholders' concerns.

A. Labor & Human Rights

DeAM policy is to vote "against" adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

B. Environmental Issues

DeAM policy is to vote "against" the adoption of the CERES Principles or other similar environmental mandates (e.g., those relating to Greenhouse gas emissions or the use of nuclear power.)

Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involves significant cost to companies.

C. Diversity & Equality

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1. DeAM policy is to vote "against" shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2. DeAM policy is also to vote "against" proposals to adopt the MacBride Principles. The MacBride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the MacBride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

D. Health & Safety

1. DeAM policy is to vote "against" adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company's competitive position in the marketplace.

2. DeAM policy is to vote "against" shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

E. Government/Military

1. DeAM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2. DeAM policy is to vote "against" shareholder proposals regarding political (or charitable) contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

F. Tobacco

1. DeAM policy is to vote "against" shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as "against" requesting companies to report on the intentional manipulation of nicotine content.

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Rationale: Where a tobacco company's actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally affect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

3. Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

VIII.    Miscellaneous Items

A. Ratification of Auditors

DeAM policy is to vote "for" a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management's nomination is warranted.

B. Limitation of non-audit services provided by independent auditor

DeAM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, DeAM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C. Audit firm rotation

DeAM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, DeAM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.

D. Transaction of Other Business

DeAM policy is to vote against "transaction of other business" proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E. Motions to Adjourn the Meeting

DeAM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to a voting decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

F. Bundled Proposals

DeAM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to "take the good with the bad" in cases where the proposals could reasonably have been submitted separately.

G. Change of Company Name

DeAM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H. Proposals Related to the Annual Meeting

DeAM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.   Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently Institutional Shareholder Services. However, regarding investment companies for which DeAM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, DeAM could vote "for" staggered boards of closed-end investment companies, although DeAM generally votes "against" staggered boards for operating companies. Further, the manner in which DeAM votes investment company proxies may differ from proposals for which a DeAM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

J.   International Proxy Voting

The above guidelines pertain to issuers organized in the United States or Canada. Proxies solicited by other issuers are voted in accordance with the recommendations of an independent third party, currently Institutional Shareholder Services.

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                                                                       Exhibit 1

            List of Advisers Covered by these Policies and Procedures

Deutsche Asset Management Inc.
Deutsche Investment Management Americas Inc.
Investment Company Capital Corp.
Deutsche Asset Management Investment Services

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                      Fidelity Fund Proxy Voting Guidelines

                         (Funds Sub-advised by FMR Co.)

                                   March 2004

I.   General Principles

     A. Except as set forth herein, portfolio securities should generally be voted in favor of incumbent directors and in favor of routine management proposals. In general, FMR will oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

     B. Non-routine proposals covered by the following guidelines should generally be voted in accordance with the guidelines.

     C. Non-routine proposals not covered by the following guidelines or other special circumstances should be evaluated by the appropriate FMR analyst or portfolio manager, subject to review by the President or General Counsel of FMR or the General Counsel of FMR Corp. A significant pattern of such non-routine proposals or other special circumstances should be referred to the Operations Committee or its designee.

II. Portfolio shares should generally be voted against anti-takeover proposals, including:

     A. Fair Price Amendments, except those that consider only a two year price history and are not accompanied by other anti-takeover measures.

     B. Classified Boards. FMR will generally vote in favor of proposals to declassify a board of directors. FMR will consider voting against such a proposal if the issuer's Articles of Incorporation or applicable statute includes a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

     C.   Authorization of "Blank Check" Preferred Stock.

     D.   Golden Parachutes:

          1. Accelerated options and/or employment contracts that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination.

          2.   Compensation contracts for outside directors.

          3. Tin Parachutes that cover a group beyond officers and directors and permit employees to voluntarily terminate employment and receive payment.

          4. Adoption of a Golden or Tin Parachute will result in our withholding authority in the concurrent or next following vote on the election of directors.

     E.   Supermajority Provisions.

     F.   Poison Pills:

          1. Introduction of a Poison Pill without shareholder approval will result in FMR withholding authority in the concurrent or next following vote on the election of directors. In addition, extension of an existing Poison Pill or the adoption of a new Poison Pill without shareholder approval upon the expiration of an existing Pill will result in FMR withholding authority in the concurrent or next following vote on the election of directors.

          2. FMR will consider not withholding its authority on the election of directors if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than 5 years; and (d) shareholder approval is required to reinstate the expired Pill. In addition, the Funds will consider not withholding authority on the election of directors if company management indicates that the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, the Funds would withhold their vote from the election of directors at that next meeting.

          3. FMR will generally withhold authority on the election of directors if a company refuses, upon request by FMR, to amend a Poison Pill Plan to allow the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine not to withhold authority on the election of directors if a company's Poison Pill Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

          4. Portfolio shares will be voted for shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.

          5. If shareholders are requested to approve adoption of a Poison Pill plan, the Funds will, in general, consider voting in favor of the Poison Pill plan if: (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is determined to be linked to a business strategy that will result in greater value for the shareholders; (c) the term is generally not longer than 5 years; (d) shareholder approval is required to reinstate an expired Pill; (e) the Pill contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and (f) the Pill allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine to vote in favor of a company's Poison Pill Plan if the Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

     G. Elimination of, or limitation on, shareholder rights (e.g., action by written consent, ability to call meetings, or remove directors).

     H.   Transfer of authority from shareholders to directors.

     I. Reincorporation in another state (when accompanied by anti-takeover provisions).

III. Stock Option Plans

     A. Stock Option plans should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against Stock Option Plan adoptions or amendments to authorize additional shares if:

          1. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

          2. The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

          3. The Board may, without shareholder approval, (i) materially increase the benefits accruing to participants under the plan,
               (ii) materially increase the number of securities which may be issued under the plan, or (iii) materially modify the requirements for participation in the plan.

          4. The granting of options to non-employee directors is subject to management discretion, the plan is administered by a compensation committee not comprised entirely of non-employee directors or the plan is administered by a board of directors not comprised of a majority of non-employee directors, versus non-discretionary grants specified by the plan's terms.

          5. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines 2, 3 and 4 immediately above if such shares meet both of two conditions:

               a. They are granted by a compensation committee composed entirely of independent directors.

               b. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

          6. The plan's terms allow repricing of underwater options, or the Board/Committee has repriced options outstanding under the plan in the past 2 years. However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms, or board resolution, are met:

               a. The repricing is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

               b. The repricing is rarely used and then only to maintain option value due to extreme circumstances beyond management's control; and

               c. The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

          7. Furthermore, if a compensation committee composed entirely of independent directors determines that options need to be granted to employees other than the company's executive officers, that no shares are currently available for such options under the company's existing plans, and that such options need to be granted before the company's next shareholder meeting, then the company may reprice options in an amount not to exceed an additional 5% or 10%, as applicable, if such company seeks authorization of at least that amount at the very next shareholders' meeting.

          8. For purposes of this Guideline III, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

     B. FMR will generally withhold its authority on the election of directors if, within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers or directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

     C. Proposals to reprice outstanding stock options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to reprice outstanding options based upon whether the proposed repricing is consistent with the interests of shareholders, taking into account such factors as:

          1. Whether the repricing proposal excludes senior management and directors;

          2. Whether the options proposed to be repriced exceeded FMR's dilution thresholds when initially granted;

          3. Whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model;

          4. The company's relative performance compared to other companies within the relevant industry or industries;

          5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

          6. Any other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.

IV. Restricted Stock Awards ("RSA") should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against RSA adoptions or amendments to authorize additional shares if:

     A. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

     B. The Board may materially alter the RSA without shareholder approval, including a provision that allows the Board to lapse or waive restrictions at its discretion.

     C. The granting of RSAs to non-employee directors is subject to management discretion, versus non-discretionary grants specified by the plan's terms.

     D. The restriction period is less than 3 years. RSAs with a restriction period of less than 3 years but at least 1 year are acceptable if the RSA is performance based.

     E. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines B, C and D immediately above if such shares meet both of two conditions:

          1. They are granted by a compensation committee composed entirely of independent directors.

          2. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

     F. For purposes of this Guideline IV, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

     G. Proposals to grant restricted stock in exchange for options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to grant restricted stock awards in exchange for options based upon whether the proposed exchange is consistent with the interests of shareholders, taking into account such factors as:

          1. Whether the restricted stock award exchange proposal excludes senior management and directors;

          2. Whether the options proposed to be exchanged exceeded FMR's dilution thresholds when initially granted;

          3. Whether the restricted stock award exchange proposal is value neutral to shareholders based upon an acceptable stock award pricing model;

          4. The company's relative performance compared to other companies within the relevant industry or industries;

          5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

          6. Any other facts or circumstances relevant to determining whether a restricted stock award exchange proposal is consistent with the interests of shareholders.

V.   Other Stock-Related Plans should be evaluated on a case-by-case basis:

     A. Omnibus Stock Plans - vote against entire plan if one or more component violates any of the criteria in parts III or IV above, except if the component is de minimus. In the case of an omnibus stock plan, the 5% and 10% limits in Guidelines III and

           IV will be measured against the total number of shares under all components of such plan.

      B. Employee Stock Purchase Plans - vote against if the plan violates any of the criteria in parts III and IV above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing "best practices," as articulated by the research or recommendations of the relevant proxy research or corporate governance services, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

      C. Stock Awards (other than stock options and RSAs) - generally vote against unless they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.

VI.   Unusual Increases in Common Stock:

      A. An increase of up to 3 times outstanding and scheduled to be issued, including stock options, is acceptable; any increase in excess of 3 times would be voted against except in the case of real estate investment trusts, where an increase of 5 times is, in general, acceptable.

      B. Measured as follows: requested increased authorization plus stock authorized to be issued under Poison Pill divided by current stock outstanding plus any stock scheduled to be issued (not including Poison Pill authority). (If the result is greater than 3, Portfolio shares should be voted against.)

VII. Portfolio shares should, in general, be voted against the introduction of new classes of Stock with Differential Voting Rights.

VIII. With regard to Cumulative Voting Rights, Portfolio shares should be voted in favor of introduction or against elimination on a case-by-case basis where this is determined to enhance Portfolio interests as minority shareholders.

IX. Greenmail - Portfolio shares should be voted for anti-greenmail proposals so long as they are not part of anti-takeover provisions.

X. Portfolio shares should be voted in favor of charter by-law amendments expanding the Indemnification of Directors and/or limiting their liability for Breaches of Care.

      A. Portfolio shares should be voted against such proposals if FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

XI. Portfolio shares should be voted in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

XII. Portfolio shares should be voted in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.

XIII. Employee Stock Ownership Plans ("ESOPs") should be evaluated on a case-by-case basis. Portfolio shares should usually be voted for non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Portfolio shares should be voted against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

XIV. Voting of shares in securities of any U.S. banking organization shall be conducted in a manner consistent with conditions that may be specified by the Federal Reserve Board for a determination under federal banking law that no Fund or group of Funds has acquired control of such banking organization.

XV.   Avoidance of Potential Conflicts of Interest

      Voting of shares shall be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company shall be voted solely in a manner consistent with the Proxy Voting Guidelines; and (ii) voting shall be done without regard to any other Fidelity Companies' relationship, business or otherwise, with that portfolio company.

      FMR applies the following policies and follows the procedures set forth below:

      A. FMR has placed responsibility for the Funds' proxy voting in the FMR Legal Department.

      B. The FMR Legal Department votes proxies according to the Proxy Voting Guidelines that are approved by the Funds' Board of Trustees.

      C. The FMR Legal Department consults with the appropriate analysts or portfolio managers regarding the voting decisions of non-routine proposals that are not addressed by the Proxy Voting Guidelines. Each of the President or General Counsel of FMR or the General Counsel of FMR Corp is authorized to take a final decision.

      D. When a Fidelity Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, as amended, or to the extent disclosed in the Fund's registration statement, FMR will use pass through voting or echo voting procedures.

XVI.  Executive Compensation

      FMR will consider withholding authority for the election of directors and voting against management proposals on stock-based compensation plans or other compensation plans based on whether the proposals are consistent with the interests of shareholders, taking into account such factors as:
      (i) whether the company has an independent compensation committee; and
      (ii) whether the compensation committee has authority to engage independent compensation consultants.

XVII. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider supporting such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

XVIII. Auditors

       A. Portfolio shares should generally be voted against shareholder proposals calling for or recommending periodic rotation of a portfolio company's auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the selection of the company's auditor.

       B. Portfolio shares should generally be voted against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company's auditor. Portfolio shares should also generally be voted against shareholder proposals calling for or recommending removal of a company's auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

XIX.   Incorporation or Reincorporation in Another State or Country

       Portfolio shares should generally be voted against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and voted in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

                                   SUMMARY OF

                             FRANKLIN ADVISERS, INC.

                       PROXY VOTING POLICIES & PROCEDURES

Franklin Advisers, Inc. (hereinafter "Adviser") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), an affiliate and wholly owned subsidiary of Franklin Resources, Inc.

All proxies received by the Proxy Group will be voted based upon Adviser's instructions and/or policies. To assist it in analyzing proxies, Adviser subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Adviser subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Adviser's ultimate decision. Adviser votes proxies solely in the interests of the client, Adviser-managed fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries (collectively "Advisory Clients"). As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients. In situations where Adviser perceives a material conflict of interest, Adviser may: disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS, Glass Lewis. or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Client for a decision, or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Adviser will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

The Proxy Group is part of the Franklin Templeton Companies, LLC Corporate Legal Department and is overseen by legal counsel. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and will provide the analyst with the meeting notice, agenda, ISS and/or Glass Lewis analyses, recommendations and any other available information. Adviser's research analyst and

Franklin Advisers, Inc.
SUMMARY OF PROXY VOTING POLICIES & PROCEDURES
January 1, 2004
Page 2

relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser's research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

Adviser has adopted general proxy voting guidelines that are reviewed periodically by various members of Adviser's organization, including portfolio management, legal counsel and Adviser's officers, and are subject to change. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. The guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, changes to capital structure, mergers and corporate restructuring, social and corporate policy issues, and global corporate governance.

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. In addition, Adviser may abstain from voting under certain circumstances or vote against items such as "Other Business" when Adviser is not given adequate information from the company.

The Proxy Group is responsible for maintaining the documentation that supports Adviser's voting position. The Proxy Group is also responsible for maintaining appropriate proxy voting supporting documentation and records. Such records may include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All files will be retained for at least five years, the first two of which will be on-site. Advisory Clients may view Adviser's complete proxy voting policies and procedures on-line at www.franklintempleton.com, request copies of their proxy voting records and Adviser's complete proxy voting policies and procedures by calling the Proxy Group collect at 1-954-847-2268 or send a written request to:
Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of Adviser are made available as required by law and is responsible for overseeing the filing of such policies and procedures with the SEC.

                             HARRIS ASSOCIATES L.P.

                      PROXY VOTING POLICIES AND PROCEDURES
                                    July 2003

Harris Associates L.P. ("Harris") believes that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities as a fiduciary solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company. As an investment manager, Harris is primarily concerned with maximizing the value of its clients' investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.

The proxy voting guidelines below summarize Harris' position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Committee, unless the client has specifically instructed us to vote otherwise. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Committee will determine how the proxies will be voted.

In determining the vote on any proposal, the Proxy Committee will consider the proposal's expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

Harris considers the reputation, experience and competence of a company's management when it evaluates the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of our investment. Accordingly, on most issues, our votes are cast in accordance with management's recommendations. This does not mean that we do not care about corporate governance. Rather, it is confirmation that our process of investing with shareholder aligned management is working. Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment. When we believe management's position on a particular issue is not in the best interests of our clients, we will vote contrary to management's recommendation.

VOTING GUIDELINES

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.

     1. Harris will normally vote in favor of the slate of directors recommended by the issuer's board provided that a majority of the directors would be independent.

     2. Harris will normally vote in favor of proposals to require a majority of directors to be independent.

     3. Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.

     4. Harris will normally vote in favor of proposals regarding director indemnification arrangements.

     5. Harris will normally vote against proposals advocating classified or staggered boards of directors.

     6.   Harris will normally vote in favor of cumulative voting for directors.

Auditors

Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.

     1. Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

     2. Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.

     3. Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

Equity Based Compensation Plans

Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards or have inherently objectionable structural features.

     1. Harris will normally vote against such plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

     2. Harris will normally vote in favor of plans where total potential dilution (including all equity-based plans) does not exceed 15% of shares outstanding.

     3. Harris will normally vote in favor of proposals to require expensing of options.

     4. Harris will normally vote against proposals to permit repricing of underwater options.

     5. Harris will normally vote against proposals to require that all option plans have a performance-based strike price or performance-based vesting.

     6. Harris will normally vote against shareholder proposals that seek to limit directors' compensation to common stock.

     7. Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

     Corporate Structure and Shareholder Rights

     Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

     1. Harris will normally vote in favor of proposals to increase authorized shares.

     2. Harris will normally vote in favor of proposals to authorize the repurchase of shares.

     3. Harris will normally vote against proposals creating or expanding supermajority voting rights.

     4. Harris will normally vote against the issuance of poison pill preferred shares.

     5. Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

     6. Harris will normally vote against proposals to authorize different classes of stock with different voting rights.

     Routine Corporate Matters

     Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters.

     Social Responsibility Issues

     Harris believes that matters related to a company's day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company's board of directors. Harris is focused on maximizing long-term shareholder value and will typically vote against shareholder proposals requesting that a company disclose or amend certain business practices unless we believe a proposal would have a substantial positive economic impact on the company.

VOTING SHARES OF FOREIGN ISSUERS

Because foreign issuers are incorporated under the laws of countries outside the United States, protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate.

In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking"). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.

CONFLICTS OF INTEREST

The Proxy Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Committee. In addition, if any member of the Proxy Committee has a conflict of interest, he will recuse himself from any consideration of the matter, and an alternate member of the committee will act in his place.

Harris is committed to resolving any such conflicts in its clients' collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. When there are proxy voting proposals that give rise to a conflict of interest and are not addressed by the Guidelines, Harris will vote in accordance with the guidance of Institutional Shareholder Services ("ISS"). If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, the Proxy Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Family of Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris' General Counsel, Director of Compliance and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.

VOTING PROCEDURES

The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.

Proxy Voting Committee. The Proxy Voting Committee (the "Committee") is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. The Committee consists of three investment professionals including one domestic portfolio manager, one domestic research analyst, and one international research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and confirmed by Harris' Chief Executive Officer. The Committee also has two alternate members (one domestic analyst and one international analyst) either of whom may serve in the absence of a regular member of the Committee.

Proxy Administrator. The Proxy Administrator is an employee of Harris reporting to the Director of Compliance and is responsible for ensuring that all votes are cast and that all necessary records are maintained reflecting such voting.

Proxy Voting Services. Harris has engaged two independent proxy voting services to assist in the voting of proxies. These proxy voting services provide the firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations.

Voting Decisions. As described in the Proxy Voting Policy, the Firm has established proxy voting guidelines on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Committee. The Proxy Administrator is responsible for forwarding proxy proposals to the Firm's research analyst who follows the company. If the analyst believes the proxy should be voted in accordance with the guidelines, he initials the proposal and returns it to the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the guidelines or if the guidelines do not address the issue presented, he submits the proposal and his recommended vote to the Proxy Committee which reviews the proposal and the analyst's recommendation and makes a voting decision by majority vote. That decision is reflected on a form initialed by the analyst and a majority of the Proxy Committee and returned to the Proxy Administrator.

In the case of securities that are not on the firm's Approved Lists of domestic, international or small cap securities approved for purchase in managed accounts, the Proxy Administrator will vote all shares in accordance with the firm's guidelines or, if the guidelines do not address the particular issue, in accordance with Institutional Shareholder Services' guidance.

In the case of a conflict of interest (as described in the Proxy Voting Policy), the Proxy Administrator will vote in accordance with the procedures set forth in the Conflict of Interest provisions described in the Policy.

Voting Ballots. For shares held in The Oakmark Family of Funds, the Proxy Administrator sends a holdings file to the applicable proxy voting service reflecting the holdings in the Funds. The proxy voting service is responsible for reconciling this information with the information it receives from the Funds' custodian and bringing any discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with the proxy voting service and the Funds' custodian to resolve any discrepancies to ensure that all shares entitled to vote will be voted. For shares held in all other client accounts, the Proxy Administrator downloads electronic files from the applicable proxy voting service that contain information regarding company meetings and proxy proposals and the accounts and shares of record held by Harris clients. The Proxy Administrator reconciles this information with the firm's own records in order to ensure that all shares entitled to vote will be voted.

The Proxy Administrator casts votes electronically through the proxy voting services. Any votes that cannot be cast through either system are voted online by the Proxy Administrator using proxyvote.com and then input to the proxy voting service system for recordkeeping and reporting.

Recordkeeping and Reporting. Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client's account. Beginning in August 2004, on an annual basis, Harris will make available the voting record for The Oakmark Funds for the previous one-year period ended June 30/th/.

               Jennison Associates LLC Proxy Voting Policy Summary

Jennison Associates LLC ("Jennison") actively manages publicly traded equity securities and fixed income securities. Jennison's policy is to ensure that all proxies are voted in the best interests of its clients and that material conflicts of interests between Jennison and its clients do not influence the voting of proxies. Proxies are voted with the primary goal of achieving the long-term maximum economic benefit for the participants and beneficiaries of client accounts. Secondary consideration is given to the public and social value of each issue. Jennison evaluates each proxy on its individual merits on a case-by-case basis. However, in general terms, Jennison typically votes with management on routine matters such as uncontested election of directors and appointment of auditors. With respect to non-routine matters such as mergers, reorganizations, and executive compensation plans the financial impact of such proposals are reviewed on a case-by-case basis. Proxies are referred to members of the Jennison Proxy Committee for individual consideration.

In order to ensure that material conflicts of interests have not influenced Jennison's voting process, Jennison has implemented a process to identify such conflicts, document voting decisions where such conflicts are deemed to exist and to review such votes. Members of Jennison's Proxy Committee review the decisions to be made with respect to the voting of such proxies. In addition, these votes are reviewed by a committee comprised of senior business executives and regulatory personnel of Jennison and its affiliated asset management unit, Prudential Investment Management, Inc. This committee also has a role in identifying material conflicts that may affect Jennison due to Prudential's ownership of Jennison.

                            SUMMARY OF LOOMIS SAYLES
                      PROXY VOTING POLICIES AND PROCEDURES

      Loomis Sayles utilizes the services of a third party, Institutional Shareholder Services ("ISS"), in researching and voting proxies for those accounts and funds for which Loomis Sayles has voting authority. ISS has a copy of Loomis Sayles' proxy voting policy and provides vote recommendations to Loomis Sayles based on the firm's policy and ISS's own research. All issues presented for shareholder vote will be considered by the Proxy Committee and, when necessary, the equity analyst following the company. Loomis Sayles will generally follow ISS's recommendation, unless it deviates from the firm's express policy of the Proxy Committee determines that the shareholders best interests are served by voting otherwise.

      In addition to reviewing the ISS recommendations and directing ISS how to vote, the Proxy Committee also: (1) reviews and updates the firm's policies and procedures; (2) consults with portfolio managers and analysts; and (3) meets at least annually to discuss any issues that relate to proxy policies and voting.

      Loomis Sayles strives to ensure that proxies are voted in our clients' best interest and are not affected by any possible conflicts of interest by following the pre-determined policies set forth in the proxy voting manual, or, where the manual allows for discretion, generally relying on the recommendations of ISS. If the firm's manual allows for discretion on a particular proposal and the Proxy Committee determines that ISS's recommendation is not in the best interests of the shareholders, then the Proxy Committee may use its discretion to vote against the ISS recommendation, but only after conducting a review to determine if any material conflict of interest exists, and where a material conflict exists, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way, including providing information, opinions or recommendations to the Proxy Committee.

             MFS FUNDS GENERAL DESCRIPTION OF PROXY VOTING POLICIES

      The Board of Trustees and the Board of Managers of the investment companies (the "MFS Funds") advised by MFS Investment Management ("MFS") have delegated to MFS the right and obligation to vote proxies for shares that are owned by the MFS Funds, in accordance with MFS' proxy voting policies and procedures (the "MFS Proxy Policies"). The Trustees and the Managers remain ultimately responsible for overseeing the voting of proxies on behalf of the MFS Funds.

      The MFS Proxy Policies have been designed to ensure that proxies are voted in what MFS believes to be the best long-term economic interests of the MFS Funds. MFS shall carry out its duties under the MFS Proxy Policies in a manner consistent with MFS' fiduciary obligations to the MFS Funds. The MFS Proxy Policies have been designed to address any potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of the MFS Funds. MFS shall be mindful of any and all potential material conflicts of interest that could arise in the voting of these proxies, shall identify, analyze, document and report on any such potential conflicts, and shall ultimately vote these proxies in what MFS believes to be in the best long-term economic interests of the MFS Funds.

      MFS has carefully reviewed matters that in recent years have been presented for shareholder vote, by either management or shareholders of public companies. Based on the guiding principle that all votes made by MFS on behalf of the MFS Funds must be in what MFS believes to be in the best long-term economic interests of the MFS Funds, MFS has adopted detailed proxy voting guidelines (the "Guidelines") that govern how MFS generally plans to vote on specific matters presented for shareholder vote.

      MFS reserves the right to override the Guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of the MFS Funds. In addition, there may be situations involving matters presented for shareholder vote that are not clearly governed by the Guidelines, such as proposed mergers and acquisitions. The MFS Proxy Policies set forth specific procedures that are designed to ensure that voting decisions in these situations are made in what MFS believes to be in the best long-term economic interests of the MFS Funds, and not in the interests of any other party or in MFS' corporate interests, such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

      Periodically, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a listing of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the Guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of the MFS Proxy Policies and the Guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to the MFS Proxy Policies to the extent necessary or advisable.

      MFS' policies include:

      A. Voting Guidelines;

      B. Administrative Procedures; and

      C. Records Retention and Reports.

A.    VOTING GUIDELINES

      The Guidelines have been established by MFS for recurring issues that appear on proxies. The Guidelines are simply that - guidelines. Each proxy item is considered on a case-by-case basis, in light of all relevant facts and circumstances, and there may be instances in which MFS may vote proxies in a manner different from the Guidelines. The following is a summary of the significant Guidelines.

      Non-Salary Compensation Programs

      MFS votes against option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of restricted stock at deep discounts to fair market value. MFS generally votes against stock option plans which involve stock appreciation rights or the use of unexercised options to "buy" stock.

      MFS opposes plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. Stock option plans that include options for consultants and other third parties not involved in the management of the company generally are opposed by MFS.

      "Golden Parachutes"

      From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of any severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain percentage of such officer's annual compensation.

      Anti-Takeover Measures

      In general, MFS votes against any measure that inhibits capital appreciation in a stock, including a possible takeover and any proposal that protects management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to board classification and super-majority requirements.

      Reincorporation and Reorganization Proposals

      When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

      Dilution

      There are many reasons for issuance of stock and most are legitimate. As noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity, MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

      Confidential Voting

      MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

      Independence of Boards of Directors and Committees Thereof

      While MFS acknowledges the potential benefits of a company's inclusion of directors who are "independent" from management, MFS generally opposes shareholder proposals that would require that a majority (or a "super-majority") of a company's board be comprised of "independent" directors. Such proposals could inappropriately reduce a company's ability to engage in certain types of transactions, could result in the exclusion of talented directors who are not deemed "independent", or could result in the unnecessary addition of additional "independent" directors to a company's board. However, in view of the special role and responsibilities of various committees of a board of directors, MFS supports proposals that would require that the Audit, Nominating and Compensation Committees be comprised entirely of directors who are deemed "independent" of the company.

      Best Practices Standards

      Best practices standards have rapidly evolved in the corporate governance areas as a result of recent corporate failures, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally supports these changes. However, many issues are not publicly registered, are not subject to these enhanced listing standards or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as it believes that -- within the circumstances of the environment within which the issuers operate

- the proposal is consistent with the best long-term economic interests of the MFS Funds.

     Foreign Issuers - Share Blocking

     In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, MFS must balance the benefits to the MFS Funds of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with the MFS Proxy Policies.

     Social Issues

     There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to report on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

     The laws of various states may regulate how the interests of certain clients subject to those laws are voted.

B.   ADMINISTRATIVE PROCEDURES

     1.   MFS Proxy Review Group

          The administration of the MFS Proxy Policies is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

          a. Reviews the MFS Proxy Policies and the Guidelines at least annually and recommends any amendments considered to be necessary or advisable;

          b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override the Guidelines and (ii) votes not clearly governed by the Guidelines; and

          c. Considers special proxy issues as they may arise from time to time.

     2.   Potential Conflicts of Interest

          The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of the MFS Funds. Any attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these responsibilities.

          In cases where proxies are voted in accordance with the MFS Proxy Policies and the Guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding such Policies and Guidelines, or (ii) matters presented for vote are not clearly governed by such Policies and Guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

          a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

          b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

          c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy

              Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

          d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests.

     3.   Gathering Proxies

          MFS, on behalf of itself and the MFS Funds, has entered into an agreement with an independent proxy administration firm (the "Proxy Administrator") pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for the MFS Funds. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed.

     4.   Analyzing Proxies

          After input into the Proxy Administrator system, proxies which are deemed to be completely routine (e.g., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)/1/ are automatically voted in accordance with the Guidelines by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager or research analyst for his or her recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.

          Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the Guidelines and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.

          As noted above, MFS reserves the right to override the Guidelines when such an override is, in MFS' best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of the MFS Funds. Any such override of the Guidelines shall be examined, explained and reported in accordance with the procedures set forth in the MFS Proxy Policies.

     5.   Voting Proxies

          After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of the MFS Funds.

     6.   Monitoring System

          It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for the MFS Funds are received, they are forwarded

________
/1/ Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor for foreign issuers, including the following: (i) receiving financial statements or other reports from the board;
(ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and (v) approval of share repurchase programs.

     to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of the MFS Funds, the Proxy Administrator matches a list of all MFS Funds which hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

C.   RECORDS RETENTION AND REPORTS

     MFS will retain copies of the MFS Proxy Policies in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for a period of six years. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained for six years. As noted above in the introductory paragraphs, periodically MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds.

            Metropolitan Life Insurance Company Proxy Voting Policies

     Metropolitan Life Insurance Company ("MetLife") has adopted policies and procedures (the "Voting Policies") that it uses on the Portfolio's behalf to vote proxies related to securities owned by the Portfolio. The Voting Policies have been designed to ensure that proxies are voted in the best interests of MetLife's clients, including the Portfolio, in accordance with Rule 206(4)-6 of the Investment Advisers Act of 1940 and other applicable law. The guiding principle by which MetLife votes on matters submitted to security holders is the maximization of economic value of its clients' holdings.

     MetLife has reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the guiding principle that all votes made by MetLife on behalf of its clients must be made in the best interest of its clients and with the intent to maximize the economic value of its holdings, MetLife has adopted detailed proxy voting guidelines (the "Guidelines") that set forth how MetLife plans to vote on specific matters presented for shareholder vote. The Guidelines are the governing position on any matter specifically addressed by the Guidelines.

     Certain aspects of the administration of the Voting Policies are governed by a Proxy Policy Committee of MetLife (the "Committee"), comprised of senior investment personnel, and legal and compliance personnel. Among the members of the Committee is the Managing Director of Third Party Asset Management (the "Managing Director").

     MetLife has retained Investor Responsibility Research Center ("IRRC") to handle the administrative aspects of voting proxies for the accounts of its clients. IRRC monitors the accounts and their holdings to be sure that proxies are received and votes are cast.

     Because the Guidelines have been pre-established by MetLife, application of the Guidelines to vote proxies should address possible material conflicts of interest. MetLife, however, reserves the right to override the Guidelines with respect to a particular shareholder vote when, taking into consideration all relevant facts and circumstances at the time of the vote, such an override is consistent with the guiding principle of maximizing economic value for the Portfolio. In addition, there may be situations involving matters presented for shareholder vote that are not governed by the Guidelines (any such vote being a "Special Vote"). In connection with any override or Special Vote, a determination is made by MetLife's Ethics and Compliance Group whether there is any material conflict of interest between MetLife, on the one hand, and the Portfolios, on the other. Overrides and Special Votes are subject to specific procedures designed to ensure that voting decisions are not influenced by material conflicts of interest.

     Whenever a material conflict of interest between the Portfolio's shareholders and MetLife or anyone affiliated with MetLife is identified in connection with an override or a Special Vote, the Managing Director will call a special meeting of the Committee and present the matter to the Committee for consideration. As part of its deliberations, the Committee will review all information pertinent to the proposed vote, the issuer, the material conflict of interest, and any other information provided by IRRC and the Managing Director. After reviewing the relevant information, the Committee will arrive at a decision based on the guiding principle of seeking the maximization of the economic value of its clients' holdings.

     MetLife's Voting Policies are subject to change at any time without notice.

                              NEUBERGER BERMAN, LLC

                        NEUBERGER BERMAN MANAGEMENT INC.

                      PROXY VOTING POLICIES AND PROCEDURES

                        Non-Socially Responsible Clients

I.  Introduction and General Principles

A. Neuberger Berman, LLC and Neuberger Berman Management Inc. (collectively, "NB") have been delegated the authority and responsibility to vote the proxies of their respective investment advisory clients, including both ERISA and non-ERISA clients.

B. NB understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

C. NB believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with NB's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations.

D. In instances where NB does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.

E. In all circumstances, NB will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NB's policies and procedures.

F. There may be circumstances under which NB may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities). NB understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of the client and, in the case of an ERISA client, the plan's participants and beneficiaries. NB's decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client's investment and whether this expected effect would outweigh the cost of voting.

II. Responsibility and Oversight

A. NB has designated a Proxy Committee with the responsibility for administering and overseeing the proxy voting process, including:

    (1) developing, authorizing, implementing and updating NB's policies and procedures;

   (2) overseeing the proxy voting process; and

   (3) engaging and overseeing any third-party vendors as voting delegate to review, monitor and/or vote proxies.

B. Such Proxy Committee will meet as frequently and in such manner as necessary or appropriate to fulfill its responsibilities.

C. The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer, a senior portfolio manager and senior members of the Legal and Compliance and Portfolio Administration Departments.

D. In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, the Proxy Committee shall appoint an independent subcommittee of the Proxy Committee, which will have full authority to act upon such matter.

III. Proxy Voting Guidelines

A. NB has determined that, except as set forth below, proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time. A summary of the current applicable ISS proxy voting guidelines is attached to these NB Voting Policies and Procedures as Exhibit A.

B. Except as set forth in Section III, Paragraph D below, in the event the foregoing proxy voting guidelines do not address how a proxy should be voted, the proxy will be voted in accordance with ISS recommendations. In the event that ISS refrains from making a recommendation, the Proxy Committee will follow the procedures set forth in Section V, Paragraph D.

C. There may be circumstances under which the Chief Investment Officer, a portfolio manager or other NB investment professional ("NB Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the foregoing proxy voting guidelines or in a manner inconsistent with ISS recommendations. In such event, the procedures set forth in Section V, Paragraph C will be followed.

IV.  Proxy Voting Procedures

A. NB will vote client proxies in accordance with a client's specific request even if it is in a manner inconsistent with NB's policies and procedures. Such specific requests must be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.

B. At the recommendation of the Proxy Committee, NB has engaged ISS as its voting delegate to:

(1) research and make voting determinations in accordance with the proxy voting guidelines described in Section III;

(2) vote and submit proxies in a timely manner;

(3) handle other administrative functions of proxy voting;

(4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

(5) maintain records of votes cast; and

(6) provide recommendations with respect to proxy voting matters in general.

C. Except in instances where clients have retained voting authority, NB will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

D. Notwithstanding the foregoing, NB retains final authority and fiduciary responsibility for proxy voting.

V. Conflicts of Interest

A. NB has obtained a copy of ISS Policies, Procedures and Practices regarding potential conflicts of interest that could arise in ISS proxy voting services to NB as a result of business conducted by ISS. NB believes that potential conflicts of interest by ISS are minimized by these Policies, Procedures and Practices, a copy of which is attached hereto as Exhibit B.

B. As ISS will vote proxies in accordance with the proxy voting guidelines described in Section III or as ISS recommends, NB believes that this process is reasonably designed to address material conflicts of interest that may arise between NB and a client as to how proxies are voted.

C. In the event that an NB Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section III or in a manner inconsistent with ISS recommendations, such NB Investment Professional will contact a member of the Proxy Committee and complete and sign a questionnaire in the form adopted by the Proxy Committee from time to time. Such questionnaire will require specific information, including the reasons the NB Investment Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship or other matters that may raise a potential material conflict of interest between NB and the client with respect to the voting of the proxy in that manner.

The Proxy Committee will review the questionnaire completed by the NB Investment Professional and consider such other matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such other matters in a form adopted by the Proxy Committee from time to time.

In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB Investment Professional. In the event of a determination to vote the proxy as recommended by the NB Investment Professional, an authorized member of the Proxy Committee shall instruct ISS to vote in such manner with respect to such client or clients.

In the event that the Proxy Committee determines that the voting of a proxy as recommended by the NB Investment Professional presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines described in Section III or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

D. In the event that the proxy voting guidelines described in Section III do not address how a proxy should be voted and ISS refrains from making a recommendation as to how such proxy should be voted, the Proxy Committee will make a determination as to how the proxy should be voted. After determining how it believes the proxy should be voted, the Proxy Committee will consider such matters as it deems appropriate to determine that there is no material conflict of interest between NB and the client or clients with respect to the voting of the proxy in that manner. The Proxy Committee shall document its consideration of such matters in a form adopted by the Proxy Committee from time to time.

In the event that the Proxy Committee determines that such vote will not present a material conflict between NB and the client, an authorized member of the Proxy Committee shall instruct ISS to vote in such manner with respect to such client or clients.

In the event that the Proxy Committee determines that such vote presents a material conflict of interest between NB and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) disclose such conflict to the client or clients and obtain written direction from the client as to vote the proxy; (ii) suggest that the client or clients engage another party to determine how proxies should be voted; or (iii) engage another independent third party to determine how proxies should be voted.

E.  Material conflicts cannot be resolved by simply abstaining from voting.

VI. Recordkeeping

NB will maintain records relating to the implementation of these proxy voting policies and procedures, including:

    (1) a copy of these policies and procedures which shall be made available to clients, upon request;

    (2) proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or ISS);

    (3) a record of each vote cast (which ISS maintains on NB's behalf);

    (4) a copy of each questionnaire completed by any NB Investment Professional under Section V above;

    (5) any other document created by NB that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

    (6) each written client request for proxy voting records and NB's written response to any client request (written or oral) for such records.

Such proxy voting books and records shall be maintained in an easily accessible place for a period of five years, the first two by the Proxy Committee member who represents the Portfolio Administration Department.

VII. Disclosure

Except as otherwise required by law, NB has a general policy of not disclosing to any issuer or third party how NB or its voting delegate voted a client's proxy.

May 2003

Proxy Committee as of May 2003

Jack L. Rivkin     Chief Investment Officer
Judith Vale        Portfolio Manager
Ellen Metzger      Legal and Compliance
Vincent Pecoraro   Portfolio Administration

                                    EXHIBIT A

ISS Proxy Voting Guidelines Summary

The following is a concise summary of ISS's proxy voting policy guidelines.

1. Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

     . An auditor has a financial interest in or association with the company, and is therefore not independent
     .    Fees for non-audit services are excessive, or
     . There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. Shareholder Rights

Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4. Proxy Contests

Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. Poison Pills
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. Reincorporation Proposals

Proposals to change a company's state of incorporation should be evaluated on a CASEBY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. Capital Structure

Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
     . It is intended for financing purposes with minimal or no dilution to current shareholders
     . It is not designed to preserve the voting power of an insider or significant shareholder

9. Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     .    Historic trading patterns
     .    Rationale for the repricing
     .    Value-for-value exchange
     .    Option vesting
     .    Term of the option
     .    Exercise price
     .    Participation

Employee Stock Purchase Plans
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

     .    Purchase price is at least 85 percent of fair market value
     .    Offering period is 27 months or less, and
     .    Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Concise Global Proxy Voting Guidelines

Following is a concise summary of general policies for voting global proxies. In addition, ISS has country- and market-specific policies, which are not captured below.

     A.   Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:
     . there are concerns about the accounts presented or audit procedures used; or
     . the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
     . there are serious concerns about the accounts presented or the audit procedures used;
     .    the auditors are being changed without explanation; or
     . nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.
Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company. ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

Appointment of Internal Statutory Auditors
Vote FOR the appointment or reelection of statutory auditors, unless:
     . there are serious concerns about the statutory reports presented or the audit procedures used;
     . questions exist concerning any of the statutory auditors being appointed; or
     . the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income
Vote FOR approval of the allocation of income, unless:
     . the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
     .    the payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business
Vote AGAINST other business when it appears as a voting item.

Director Elections
Vote FOR management nominees in the election of directors, unless:
     . there are clear concerns about the past performance of the company or the board; or
     .    the board fails to meet minimum corporate governance standards.
Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities. Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.
Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)

Director Compensation
Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry. Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis. Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Board and Management
Vote FOR discharge of the board and management, unless:
     . there are serious questions about actions of the board or management for the year in question; or
     .    legal action is being taken against the board by other shareholders.

Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis. Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital. Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding. Vote FOR specific proposals to increase authorized capital to any amount, unless:
     . the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
     . the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).
Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders. Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BYCASE basis.

Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.
Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares. Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests
Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests. Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans:
Vote FOR share repurchase plans, unless:
     .    clear evidence of past abuse of the authority is available; or
     .    the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased:
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value:
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings:
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions:
Vote FOR mergers and acquisitions, unless:
     . the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

     . the company's structure following the acquisition or merger does not reflect good corporate governance.
Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

Mandatory Takeover Bid Waivers:
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals:
Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities:
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions:
Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans:
Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms:
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals:
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost. Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

                                    EXHIBIT B

                  Policies, Procedures and Practices Regarding
                         Potential Conflicts of Interest

Although ISS's proxy research covers more than 22,000 companies across 80 markets worldwide, it is rare that we encounter potential conflicts of interest that would preclude us from making a vote recommendation. By applying our voting policies consistently across proxy proposals and by issuing vote recommendations strictly according to policy, potential conflicts of interests are minimized.

Additionally, we believe that shareholders benefit when issuers use ISS products and services to craft proposals that are consistent with ISS's policies, but we are also aware of the potential conflicts of interest that exist between ISS's proxy advisory service, which provides proxy analyses and vote recommendations to institutional investors, and ISS's corporate services, which provides issuers with information on ISS voting policies.

To neutralize potential conflicts, ISS has adopted a number of policies and practices to guard against any possible conflicts of interest that could arise:

Regulatory Oversight--ISS is a Registered Investment Advisor and is subject to the regulatory oversight of the Securities and Exchange Commission under the Investment Advisers Act of 1940. Commission staff has performed audits of ISS, including ISS's policies and procedures with respect to potential conflicts.

Board Policy--The ISS Board of Directors resolved that the development and application of ISS's proxy voting policies, including without limitation the establishment of voting standards and policies and the making of vote recommendations, is and shall remain solely the responsibility of ISS's management and employees who shall at all times act in accordance with the standards set forth in ISS's Code of Conduct.

Ownership--ISS will recuse itself from making a vote recommendation in rare cases when an ISS ownership party is the sponsor of a shareholder proposal. When possible, ISS will attempt to engage a qualified third party to perform the proxy analysis and issue an independent recommendation to ISS clients.

Transparency of Voting Policies--ISS makes its proxy voting policies readily available to issuers and investors. The ISS Proxy Voting Manual, which describes all of ISS's policies and the analytical framework for making vote decisions on every major issue, is available to subscribing institutions and corporations.

Page Two

Policies, Procedures and Practices Regarding
Potential Conflicts of Interest

Full Disclosure--Sunlight is the best disinfectant. Therefore, each ISS corporate advisory relationship with an issuer is disclosed to all ISS institutional subscribers who receive a relevant proxy analysis. ISS policy requires every ISS proxy analysis to carry a disclosure statement if any goods or services were sold to the issuer (or were purchased on its behalf by any of the company's agents) within the past 12 months. This legend is added to the research document via a software program just prior to the delivery of the document. As such, the existence of the advisory arrangements is not revealed to the research analysts as they prepare vote recommendations for the meeting. This process insures that the analyst's objectivity won't be compromised. Upon request of a client, ISS will provide all of the details concerning the specific goods and services sold to the issuer, including the price.

Separate Staffs/Physical Separation--ISS maintains separate staffs for its corporate advisory and proxy analysis operations. The Domestic Research department prepares proxy analyses and vote recommendations. The Corporate Programs department analyzes draft proxies and provides issuers with insights regarding how investors may react to the proposal. These two departments are staffed and managed by different groups of individuals. To avoid accidental discovery of a corporate client, Corporate Programs uses segregated office equipment and information databases.

No Guarantees--Issuers purchasing corporate advisory services or access to a web-based product sign an agreement that acknowledges that utilization of such services in no way guarantees a positive vote recommendation from ISS's Proxy Advisory Service. (In fact, approximately 25 percent of all issuers who use ISS's services subsequently submit proposals that receive a negative recommendation from ISS's Proxy Advisory Service, a sure indicator that there is no quid pro quo.)

Blackout Period--Corporate Programs staff will only work with issuers or their representatives when no "live" voting issue is pending. Inquiries from issuers or their advisers that are received while ISS is actively preparing a proxy analysis are routed to the Domestic Research department. This "blackout period" runs from immediately after definitive proxy materials are filed with the SEC through the date of the shareholders' meeting.

No Backroom Deals--ISS requires issuers to provide written documentation--signed by an executive level manager--before it will incorporate any previously undisclosed information or data into a proxy analysis. These executed documents are referenced or reproduced in the proxy analysis and are available to clients upon request.

We manage all aspects of our business with the highest level of integrity and take extraordinary care to ensure that complete objectivity is maintained within our research and advisory operations.

                                                             Updated: April 2003

                                                                     May 6, 2003

                               Putnam Investments

                             Proxy Voting Procedures

Introduction and Summary

Many of Putnam's investment management clients have delegated to Putnam the authority to vote proxies for shares in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam's view, strong corporate governance policies, most notably oversight by an independent board of qualified directors, best serve investors' interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy voting authority in accordance with its fiduciary obligations and applicable law.

This memorandum sets forth Putnam's policies for voting proxies. It covers all accounts for which Putnam has proxy voting authority. These accounts are primarily US and international institutional accounts managed by The Putnam Advisory Company, L.L.C. and Putnam Fiduciary Trust Company. In addition they include sub-advised US mutual funds and smaller separate accounts managed under `wrap fee' programs by Putnam Investment Management, L.L.C. In addition, this memorandum sets forth Putnam's procedures for coordination of proxy voting for the Putnam mutual funds. The Trustees of the Putnam mutual funds have retained authority for voting proxies but refer many proxy issues to Putnam's investment professionals for advice.

Proxy Committee

Putnam has a Proxy Committee composed of senior professionals in the Investment Division. The co-heads of the Investment Division appoint the members of the Proxy Committee. The Proxy Committee is responsible for setting general policy as to proxies. Specifically, the Committee:

1. reviews these procedures and the Proxy Guidelines annually and approves any amendments considered to be advisable.

2   considers special proxy issues as they may from time to time arise.

Proxy Voting Administration

The Putnam Legal and Compliance Department administers Putnam's proxy voting through a Proxy Manager. (The Proxy Manager as of the date of these procedures is Victoria Card). Under the supervision of senior members of the Legal and Compliance Department the Proxy Manager has the following duties:

  1. annually prepares the Proxy Guidelines and distributes them to the Proxy Committee for review.

  2. coordinates the Proxy Committee's review of any new or unusual proxy issues.

  3. manages the process of referring issues to portfolio managers for voting instructions.

  4. oversees the work of any third party vendor hired to process proxy votes (as of the date of these procedures Putnam has engaged Institutional Shareholder Services to process proxy votes) and the process of setting up the voting process with ISS and custodial banks for new clients.

  5. coordinates responses to investment professionals' questions on proxy issues and proxy policies, including forwarding specialized proxy research from ISS and other vendors and forwards information to investment professionals prepared by other areas at Putnam.

  6. maintains required records of proxy votes on behalf of the appropriate Putnam client accounts.

  7. prepares and distributes reports required by Putnam clients.

Proxy Voting Guidelines

Putnam maintains written voting guidelines ("Guidelines") setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case by case basis. A copy of the Guidelines is attached to this memorandum as Exhibit A.

Putnam will vote all proxies in accordance with the Guidelines subject to two exceptions as follows:

1. If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in clients' best interests, they may request the Proxy Manager not to follow the guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Manager will review any such request with a senior member of the Legal and Compliance Department prior to implementing the request.

2. For clients with plan assets subject to ERISA, under rules of the U. S. Department of Labor ("DOL") Putnam may accept instructions to vote proxies in accordance with AFL-CIO proxy voting guidelines, in lieu of Putnam's regular proxy voting guidelines. However, when in Putnam's judgment voting in accordance with the AFL-CIO guidelines would be inconsistent with ERISA, Putnam will not vote in accordance with those guidelines. Putnam will use the Proxy Voter Services U.S. Proxy Voting Policy Statement and Guidelines to implement voting under the AFL-CIO guidelines. For clients not subject to ERISA, Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Division and the Legal and Compliance Department.

Proxy Voting Referrals

Under the Guidelines, certain proxy matters will be referred to the Investment Division. The Putnam mutual funds maintain similar proxy procedures which require certain matters to be referred to the investment professionals. The Putnam Proxy Manager and Putnam Funds Proxy Coordinator will coordinate efforts so that in cases where both are referring matters, only one referral will be sent out. Normally specific referral items will be referred to the portfolio team leader (or another member of the portfolio team he or she designates) whose accounts hold the greatest number of shares of the issuer of the proxies using the attached Proxy Voting Recommendation Form. (attached as Exhibit B). The Proxy Voting Recommendation Form contains (1) a field that will be used by the portfolio team leader or member for recommending a vote on each referral item, and (2) a field for describing any contacts relating to the proxy referral item the portfolio team may have had with any Putnam employee outside Putnam's Investment Division or with any person other than a proxy solicitor acting in the normal course of proxy solicitation.

The portfolio team leader or members who have been requested to provide a recommendation on a proxy referral item will return a completed Proxy Voting Recommendation Form. Upon receiving each completed Proxy Voting Recommendation Form received from the Investment Division, the form will be reviewed by the Proxy Manager or the Putnam Funds Proxy Coordinator to be sure it has been completed correctly. If not, the Putnam Manager or Putnam Funds Proxy Coordinator will follow up with representatives of the Investment Division to be sure the form is completed correctly.

Conflicts of Interest

A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. For example, Putnam could manage a defined benefit or defined contribution pension plan for the issuer. Putnam's policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts the following procedures have been adopted:

   1. The Proxy Committee is composed solely of professionals in the Investment Division. Proxy administration is in the Legal and Compliance Department.

     Neither the Investment Division nor the Legal and Compliance Department report to Putnam's marketing businesses.

  2. No Putnam employee outside the Investment Division may contact any portfolio manager about any proxy vote without first contacting the Proxy Manager or a senior lawyer in the Legal and Compliance Department. There is no prohibition on Putnam employees seeking to communicate investment related information to investment professionals. However, the Proxy Manager will coordinate the delivery of such information to investment professionals to avoid appearances of conflict.

  3. Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms.

  4. The Proxy Manager will review the name of the issuer of each proxy that contains a referral item against a list of Putnam business relationships maintained by the Legal and Compliance Department for potential material business relationships (i.e., conflicts of interest). If the issuer of the proxy is on the list of Putnam business relationships, the Putnam Proxy Manager will confer with a senior lawyer in the Putnam Investments Legal and Compliance Department prior to voting. In addition, for referrals involving Putnam mutual funds the Proxy Manager will fill out attached Proxy Voting Disclosure Form (attached as Exhibit C) and deliver it to Putnam Fund Administration.

  5. Putnam's Proxy Voting Guidelines may only be overridden with the written recommendation of the Investment Division and concurrence of the Legal and Compliance Department.

Recordkeeping

The Legal and Compliance Department will retain copies of the following books and records:

    1. A copy of Proxy Procedures and Guidelines as are from time to time in effect;

    2. A copy of each proxy statement received with respect to securities in client accounts;

    3. Records of each vote cast for each client;

    4. Internal documents generated in connection with a proxy referral to the Investment Division such as emails, memoranda etc.

   5. Written reports to clients on proxy voting and of all client requests for information and Putnam's response.

All records will be maintained for seven years. A proxy vendor will maintain the records noted in 2 and 3 above if it commits to providing copies promptly upon request.

                                                   Exhibit A to Proxy Procedures

                   Putnam Investments Proxy Voting Guidelines

The proxy voting guidelines below summarize Putnam's positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The proxy voting service is instructed to vote all proxies relating to client portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company's board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non US issuers.

I. Board-Approved Proposals

Proxies will be voted for board-approved proposals, except as follows:

        A.  Matters Relating to the Board of Directors

The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

     .  Putnam will withhold votes for the entire board of directors if

     .  The board does not have a majority of independent directors; or

     . The board does not have nominating, audit and compensation committees composed solely of independent directors.

For these purposes, an "independent director" is a director who meets all requirements to serve as an independent director of a company under the pending NYSE rule proposals (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services). If a board does not meet these independence standards, Putnam may refer board proposed items which would normally be supported for case-by-case basis review.

     . Putnam will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

     . Putnam will withhold votes for the entire board of directors if the board has more than 19 members or fewer than five members, absent special circumstances.

     . Putnam will vote on a case-by-case basis in contested elections of directors.

        . Putnam will withhold votes for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

Putnam is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. Putnam may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

          . Putnam will withhold votes for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate").

Board independence depends not only on its members' individual relationships, but also the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. Putnam may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

        . Putnam will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

        B. Executive Compensation

Putnam will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

     . Except where Putnam would otherwise be withholding votes for the entire board of directors, Putnam will vote for stock option plans which will result in an average annual dilution of 1.67% or less (including all equity-based plans).

     . Putnam will vote against stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

     . Putnam will vote against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

     . Except where Putnam is otherwise withholding votes for the entire board of directors, Putnam will vote for employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

Putnam may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board.

        C. Capitalization

Putnam will vote on a case-by-case basis on board-approved proposals involving changes to a company's capitalization.

     . Putnam will vote for proposals relating to the authorization of additional common stock (except where such proposals relate to a specific transaction).

     . Putnam will vote for proposals to effect stock splits (excluding reverse stock splits.)

     .  Putnam will vote for proposals authorizing share repurchase programs.

        D. Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Putnam will vote on a case-by-case basis on business transactions such as acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company's assets, except as follows:

     . Putnam will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

        E. Anti-Takeover Measures

Putnam will vote against board-approved proposals to adopt anti-takeover measures such as a shareholder rights plan, supermajority voting provisions, adoption of fair price provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except as follows:

     . Putnam will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans (commonly referred to as "poison pills"); and

     . Putnam will vote on a case-by-case basis on proposals to adopt fair price provisions.

        F. Other Business Matters

Putnam will vote for board-approved proposals approving routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting, except as follows:

     . Putnam will vote on a case-by-case basis on proposals to amend a company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

     . Putnam will vote against authorization to transact other unidentified, substantive business at the meeting.

II.  Shareholder Proposals

Putnam will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

     . Putnam will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

     . Putnam will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

     . Putnam will vote for shareholder proposals that are consistent with Putnam's proxy voting guidelines for board-approved proposals.

III. Voting Shares of Non US Issuers

Putnam recognizes that the laws governing non US issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly it may not be possible or even advisable to apply these guidelines mechanically to non US issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will vote proxies of non US issuers in accordance with the foregoing guidelines where applicable, except as follows:

     . Putnam will vote for shareholder proposals calling for a majority of the directors to be independent of management.

     . Putnam will vote for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

     . Putnam will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

     . Putnam will vote on case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

Many non US jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:

          (1) Share blocking. Shares must be frozen for certain periods of time to vote via proxy.

          (2) Share re-registration. Shares must be reregistered out of the name of the local custodian or nominee into the name of the client for the meeting and, in may cases, then reregistered back. Shares are normally blocked in this period.

     (3) Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases Putnam is not authorized to deliver this information or sign the relevant documents.

Putnam's policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share blocking jurisdiction, it will normally not be in a client's interest to freeze shares simply to participate in a non contested routine meeting. More specifically, Putnam will normally not vote shares in non-US jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers.

                                                   Exhibit B to Proxy Procedures

Proxy Vote Referral Request:  Company XYZ, Vote Due X/X/XX

                       Proxy Voting Referral Request Form

From: Victoria Card ext. 1-1168

Please describe any contacts with any person you may have had, apart from the Investment Division, Putnam's Proxy Administration staff, or proxy soliciting firms regarding the proxy:_________.

Meeting Date:

Vote Recommendation Due Date:

Company Name: XYZ Inc.

..    Please indicate FOR, AGAINST or ABSTAIN for each agenda item referenced below.

..    Please provide vote rationale when you believe additional information is necessary to explain your vote. Examples: "Stock option plan will create excessive dilution," "Shareholder proposal would be disruptive"

Referral items:                                     Putnam Rec.*        ISS Rec.

1. [Description of item]
Rationale: ___________

* Assuming Board meets Putnam Independence Standards for the Board of Directors

Please see attached ISS analysis for information on the proposals.

                                                   Exhibit C to Proxy Procedures

                               PUTNAM INVESTMENTS
                              PROXY VOTING CONFLICT
                           OF INTEREST DISCLOSURE FORM

1.   Company name:_______________________________________________

2.   Date of Meeting: ___________________________________________

3.   Referral Item(s): __________________________________________

4. Description of Putnam's Business Relationship with Issuer of Proxy which may give rise to a conflict of interest:________________________________

     ________________________________________________________________________


5. Describe procedures used to address any conflict of interest: Investment professional who was solicited to provide a recommendation was advised that the recommendation must be provided without regard to any client or other business relationship between Putnam and the company. In addition, Putnam has made arrangements that, unless authorized by Putnam's Legal and Compliance Department, contacts from outside parties, except for representatives of the issuing company, with respect to referral items will be handled by Putnam's Legal and Compliance Department to prevent any influence on the investment process. In the case of contact between Putnam investment professionals and representatives of issuing companies, any such contact will be documented and included in the proxy voting files.

6. Describe any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation:

________________________________________________________________________________


________________________________________________________________________________


CERTIFICATION

The undersigned officer of Putnam Investments certifies that, to the best of his or her knowledge, any recommendation of an investment professional provided under cir-cumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

_______________________________
Name: Victoria R. Card
Title: Assistant Vice President, Proxy Voting Project Manager

                   STATE STREET RESEARCH & MANAGEMENT COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES

                                   April 2003

Purpose and General Statement

         The purpose of these proxy voting policies and procedures are to set forth the principles, guidelines and procedures by which State Street Research & Management Company ("State Street Research") votes the securities owned by its clients for which State Street Research exercises voting authority and discretion (the "Proxies"). These policies and procedures have been designed to ensure that Proxies are voted in the best interests of our clients in accordance with our fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act"). Our authority to vote the Proxies is established by investment management agreements or comparable documents with our clients, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition, our proxy guidelines reflect the fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2. These policies and procedures do not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party; State Street Research takes no responsibility for the voting of any proxies on behalf of any such client. For those clients that have delegated such authority and discretion to State Street Research, these policies and procedures apply equally to registered investment companies and institutional accounts.

         These proxy voting policies and procedures are available to all clients of the firm upon request, subject to the provision that these policies and procedures are subject to change at any time without notice.

Policies Relating to Proxy Voting

         The guiding principle by which State Street Research votes on all matters submitted to security holders is the maximization of the ultimate economic value of our clients' holdings. Furthermore, State Street Research is mindful that for ERISA and other employee benefit plans, the focus on the realization of economic value is solely for the benefit of plan participants and their beneficiaries. State Street Research does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above. It is our policy to avoid situations where there is any conflict of interest or perceived conflict of interest affecting our voting decisions. Any conflicts of interest, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures.

         It is the general policy of State Street Research to vote on all matters presented to security holders in any Proxy, and these policies and procedures have been designed with that in mind. However, State Street Research reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of State Street Research, the costs associated with voting such Proxy outweigh the benefits to clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of our clients, in the judgment of State Street Research.

         For clients that have delegated to State Street Research the discretionary power to vote the securities held in their account, State Street Research does not generally accept any subsequent directions on specific matters presented to security holders or particular securities held in the account, regardless of whether such subsequent directions are from the client itself or a third party. State Street Research views the delegation of discretionary voting authority as an "all-or-nothing" choice for its clients.

Proxy Voting Policies and Procedures                                  April 2003

         In addition to the voting of Proxies, State Street Research personnel may, in their discretion, meet with members of a corporation's management and discuss matters of importance to State Street Research's clients and their economic interests. Such meetings are in addition to any activities undertaken by State Street Research with respect to the voting of Proxies.

         Absent any legal or regulatory requirement to the contrary, it is generally the policy of State Street Research to maintain the confidentiality of the particular votes that it casts on behalf of its clients. Any registered investment companies managed by State Street Research disclose the votes cast on their behalf in accordance with all legal and regulatory requirements. Any institutional client of State Street Research can obtain details of how the firm has voted the securities in its account by contacting the client's designated service representative at State Street Research. State Street Research does not, however, generally disclose the results of voting decisions to third parties.

         Conflicts of Interest. The Proxy Policy Committee has responsibility to monitor proxy voting decisions for any conflicts of interests, regardless of whether they are actual or perceived. In addition, all associates are expected to perform their tasks relating to the voting of Proxies in accordance with the principles set forth above, according the first priority to the economic interests of the firm's clients. If at any time any associate becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding the voting policies and procedures described herein or any particular vote on behalf of any client, he or she should contact any member of the Proxy Policy Committee or the firm's General Counsel. If any associate is pressured or lobbied either from within or outside of State Street Research with respect to any particular voting decision, he or she should contact any member of the Proxy Policy Committee or the firm's General Counsel. The full Proxy Policy Committee will use its best judgment to address any such conflict of interest and ensure that it is resolved in the best interest of the clients. The Proxy Policy Committee may cause any of the following actions to be taken in that regard:

     . vote the relevant Proxy in accordance with the vote indicated by the Guidelines;

     . vote the relevant Proxy as an Exception (as defined below), provided that the reasons behind the voting decision are in the best interest of the client, are reasonably documented and are approved by the General Counsel; or

     . direct ISS to vote in accordance with its independent assessment of the matter.

Proxy Policy Committee

         The administration of these proxy policies and procedures is governed by a Proxy Policy Committee (the "Committee") currently comprising five members. There are two fixed members of this Committee and three rotating members. The fixed members are the Director of Equity Research (or if there is none, an investment professional designated by the Chief Investment Officer--Equities) and the Counsel from the Legal Department responsible for proxy related matters. The remaining three members are investment professionals designated from time to time on a rotating basis by the Chief Investment Officer--Equities ("CIO"). Rotating members serve on the Committee for a term of one year. The Director of Equity Research (or the CIO's designee, as applicable) serves as Chair of the Committee. The Committee may change its structure or composition from time to time.

         The Committee has regular meetings semi-annually, and may meet other times as deemed necessary by the Chair or any member of the Committee. At each regular meeting, the Committee will review the existing Proxy Voting Guidelines and recommend any changes to those guidelines. In addition, the Committee will review any "Special Votes" and "Exceptions" (each as described below) that have occurred since the previous meeting of the Committee.

Proxy Voting Policies and Procedures       2                          April 2003

         On all matters, the Committee will make its decisions by a vote of a majority of the members of the Committee. Any matter for which there is no majority agreement among members of the Committee shall be referred to the CIO and the firm's General Counsel for a joint decision.

Proxy Voting Procedures

         State Street Research has retained Institutional Shareholder Services, Inc. ("ISS") to vote proxies for the accounts of our clients. ISS prepares research reports on most matters submitted to a shareholder vote and also provides voting services to institutions such as State Street Research. ISS receives a daily electronic feed of all holdings in State Street Research voting accounts, and trustees and/or custodians for those accounts have been instructed to deliver all proxy materials that they receive directly to ISS. ISS monitors the accounts and their holdings to be sure that all proxies are received and voted for State Street Research client shares owned. As a result of the firm's decision to use ISS, there is generally no physical handling of proxies by State Street Research personnel. State Street Research has a designated ISS contact person within the Corporate Actions group of Investment Administration and Operations ("IA&O") who serves as liaison between State Street Research and ISS.

         The attached Proxy Voting Guidelines (the "Guidelines") state the general view and expected vote of State Street Research under the majority of circumstances with respect to the issues listed in the Guidelines. The indicated vote in the Guidelines is the default position on any matter specifically addressed by the Guidelines, and for any such matter, absent prior instructions to the contrary from State Street Research, ISS will automatically vote in accordance with the Guidelines. However, the Guidelines are just that--guidelines; they are not strict rules that must be obeyed in all cases, and Proxies may be voted contrary to the vote indicated by the Guidelines if such a vote is in the clients' best interests as described below with respect to "Exceptions." State Street Research votes all securities based upon the guiding principle of seeking the maximization of economic value to our clients, and ultimately all votes are cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote.

         Well in advance of the deadline for any particular vote, ISS posts information regarding that vote on its secure web site. This information includes the upcoming voting deadline, the vote indicated by the Guidelines, if any, whether such vote is with or against management and any analysis that ISS has prepared on the vote. Personnel in IA&O access the web site daily and download this information. Issues that are not specifically addressed by the Guidelines, including major corporate actions such as mergers and acquisitions ( "Special Votes") are not automatically voted by ISS but are referred by ISS to State Street Research for a voting decision.

         Through its web site, ISS notifies State Street Research of all upcoming Special Votes, and such matters are immediately forwarded by IA&O to the Equity Department Analyst who covers the issuer in question, or if there is no covering analyst for a particular issuer or if the covering analyst is not available prior to the deadline for the relevant Special Vote, to the portfolio manager with the largest holdings of that issuer. In most cases, the covering analyst or relevant portfolio manager will make the decision as to the appropriate vote for any particular Special Vote. In making such decision, he or she may rely on any of the information and/or research available to him or her, including any recommendation made by ISS, in his or her discretion. The analyst or portfolio manager, as applicable, will inform the Chair of the Committee and IA&O of any such voting decision, and if the Chair does not object to such decision, IA&O will instruct ISS to vote the shares in such manner. The Chair has the discretion at all times, including in cases where the Chair has any questions about a particular voting decision or the analyst or portfolio manager is unable

Proxy Voting Policies and Procedures       3                          April 2003
to arrive at a decision, to intervene in any decision regarding a Special Vote. In such regard, the Chair may take any such action he or she deems appropriate, including requesting additional analysis on the Special Vote, overriding the decision of the analyst or portfolio manager, or calling a special meeting of the entire Proxy Policy Committee to review the issues and arrive at a decision. In all cases, regardless of whether the ultimate voting decision with respect to any Special Vote is made by the analyst, the portfolio manager, the Chair or the entire Committee, such decision must be based on the overriding principle of seeking the maximization of the ultimate economic value of our clients' holdings. If for any reason, no voting decision is made with respect to any particular Special Vote, or if IA&O has not otherwise received any direction in accordance with these policies and procedures as to how to instruct ISS to vote our shares prior to the relevant voting deadline for any Special Vote, IA&O will instruct ISS to vote all of our shares in accordance with ISS's independent assessment of the matter.

       If at any time a portfolio manager or covering analyst becomes aware that he or she desires to vote on a specific matter in a manner that is contrary to the vote that would be indicated based upon the Guidelines (an "Exception"), regardless of whether such indicated vote is with or against management, then such individual should contact the Chair of the Committee as soon as possible prior to the relevant voting deadline for such matter. In most cases, the Chair of the Committee, along with the covering analyst and relevant portfolio manager, will review the issue and collectively agree as to the appropriate vote. They may make their decision based upon any of the information and/or research available to them, including any recommendation made by ISS, in their discretion. If they are unable to arrive at an agreement as to how to vote, then the Chair may call a special meeting of the Proxy Policy Committee. The full Committee will then review the issues and arrive at a decision based on the overriding principle of seeking the maximization of the ultimate economic value of our clients' holdings.

Record Keeping

       State Street Research maintains records of all proxies voted in accordance with Section 204-2 of the Advisors Act. As required and permitted by Rule 204-2(c) under the Advisors Act, the following records are maintained:

    .  a copy of these policies and procedures;

    . proxy statements received regarding client securities are maintained by the firm or ISS unless such proxy statements are available on the Securities and Exchange Commission's EDGAR database, in which case the firm relies on such electronic copies on EDGAR;

    . a record of each vote cast is maintained by ISS, and such records are accessable to designated State Street Research personnel at any time;

    . a copy of any document created by State Street Research that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

    . each written client request for proxy voting records and the adviser's written response to any (written or oral) client request for such records.

                   STATE STREET RESEARCH & MANAGEMENT COMPANY

                            PROXY VOTING GUIDELINES

                                   April 2003

------------------------------------------------------------------------------------------------------------------------------

                Issue                                                   SSRM Proxy Voting Guideline
------------------------------------------------------------------------------------------------------------------------------
Auditor Issues:

-----------------------------------------------------------------------------------------------------------------------------

Shareholder proposals requiring companies to             Generally, follow ISS recommendation, which reviews on a case-by-case
prohibit their auditors from engaging in non-audit       basis.
services (or cap level of non-audit services).
------------------------------------------------------------------------------------------------------------------------------

Audit fees vs. Non-audit fees                            Generally, vote against auditors and withhold votes from audit committee members if non-audit fees are greater than audit fees, audit-related fees, and permitted tax fees combined.
------------------------------------------------------------------------------------------------------------------------------

Shareholder proposals requiring shareholders' votes      Generally, in favor.
for audit firm ratification.
------------------------------------------------------------------------------------------------------------------------------

Shareholder proposals requesting companies to rotate     Generally, in favor unless required rotation period is less than five
audit firms periodically                                 years
------------------------------------------------------------------------------------------------------------------------------

Director Issues:

------------------------------------------------------------------------------------------------------------------------------

Staggered (Classified) Board                             Generally, not in favor.
------------------------------------------------------------------------------------------------------------------------------

Management Proposal to Remove Directors                  Generally, no objection.
------------------------------------------------------------------------------------------------------------------------------

Management Proposals for Filling Board Vacancies         Generally, no objection.
------------------------------------------------------------------------------------------------------------------------------

Nominating and Other Board Committees Composed of        Generally, in favor
Independent Directors
------------------------------------------------------------------------------------------------------------------------------

Resolutions Requiring that at least a Majority, and      Generally, in favor.
up to 2/3, of the Board be Composed of Independent
Directors
------------------------------------------------------------------------------------------------------------------------------

Director Liability Amendment                             Generally, no objection.
------------------------------------------------------------------------------------------------------------------------------

Directors Not Liable For Gross Negligence                Generally, not in favor.
------------------------------------------------------------------------------------------------------------------------------

Director Attendance                                      Minimum acceptable attendance is no less than 75% of all meetings without a valid excuse. Votes will be withheld from directors not meeting this standard.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

                Issue                                                   SSRM Proxy Voting Guideline
------------------------------------------------------------------------------------------------------------------------------
Management proposals requesting reelection of            Generally, withhold vote from any insiders or affiliated outsiders on
insiders or affiliated directors who serve on audit,     audit, compensation or nominating committees.
compensation, nominating committees.
------------------------------------------------------------------------------------------------------------------------------

Single-slate board elections (Canada)                    Generally, not in favor.
------------------------------------------------------------------------------------------------------------------------------

Separation of chairman and chief executive posts         Generally, in favor.
------------------------------------------------------------------------------------------------------------------------------

Share and Voting Issues:
------------------------------------------------------------------------------------------------------------------------------

Additional Share Authorization                           Generally, no objection.
------------------------------------------------------------------------------------------------------------------------------

Anti-Greenmail Resolutions                               Generally, no objection.
------------------------------------------------------------------------------------------------------------------------------

Cumulative Voting                                        Generally, not in favor.
------------------------------------------------------------------------------------------------------------------------------

Preemptive Rights Removal                                Generally, no objection.
------------------------------------------------------------------------------------------------------------------------------

Poison Pill                                              Generally, not in favor. (But do generally favor Canadian Poison
                                                         Pills)
------------------------------------------------------------------------------------------------------------------------------

Dual Class Capitalization                                Generally, not in favor.
------------------------------------------------------------------------------------------------------------------------------

Supermajority Requirements                               Generally, not in favor.
------------------------------------------------------------------------------------------------------------------------------

Fair Price Amendments                                    Case-by-case review.
------------------------------------------------------------------------------------------------------------------------------

Shareholder Disenfranchisement                           Generally, not in favor.
------------------------------------------------------------------------------------------------------------------------------

Secret/Confidential Voting                               Generally, not in favor.
------------------------------------------------------------------------------------------------------------------------------

Management Issues:
------------------------------------------------------------------------------------------------------------------------------

Golden Parachutes                                        Generally, not in favor.
------------------------------------------------------------------------------------------------------------------------------

Incentive Stock Option Plans                             Generally follow ISS recommendation, which reviews on a case by case basis.
------------------------------------------------------------------------------------------------------------------------------

Requiring all stock options to be performance-based.     Generally, follow ISS recommendation, which reviews on a case-by-case basis.
------------------------------------------------------------------------------------------------------------------------------

Requiring the expensing of stock option awards.          Generally, not in favor.
------------------------------------------------------------------------------------------------------------------------------

Shareholder proposals seeking to ban stock sales by      Generally, not in favor.
executives by establishing holding periods.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

                Issue                                                   SSRM Proxy Voting Guideline
------------------------------------------------------------------------------------------------------------------------------
Shareholder proposals requesting to ban executive        Generally, not in favor
stock options.
------------------------------------------------------------------------------------------------------------------------------

Shareholder proposal requiring companies to report       Generally, in favor.
on their executive retirement benefits (deferred
compensation, split-dollar life insurance, SERPs,
and pension benefits.
------------------------------------------------------------------------------------------------------------------------------

Shareholder proposal requiring shareholder approval      Generally, follow ISS recommendation, which reviews on a case-by-case of extraordinary pension benefits for senior
executives under basis. the company's SERP.
------------------------------------------------------------------------------------------------------------------------------

IRS Reg. 162(m) Plans                                    Vote for if the plan specifies the types of goals to be used by the
                                                         162(m) Plan  Committee.
------------------------------------------------------------------------------------------------------------------------------

Miscellaneous:
------------------------------------------------------------------------------------------------------------------------------

State of Incorporation Change                            Vote for if there is no reduction of shareholder rights.
------------------------------------------------------------------------------------------------------------------------------

Shareholder proposal requiring offshore companies to     Generally, not in favor.
reincorporate into the United States.
------------------------------------------------------------------------------------------------------------------------------

Blanket Authority On Unspecified Business                Generally, not in favor.
------------------------------------------------------------------------------------------------------------------------------

Social/Political Issues                                  Vote against unless there is a measurable economic benefit to the
                                                         Company.
------------------------------------------------------------------------------------------------------------------------------

Shareholder proposal requiring companies to give         Generally, follow ISS recommendation, which reviews on a case-by-case
shareholders access to the proxy ballot for the          basis.
purpose of nominating board members.
------------------------------------------------------------------------------------------------------------------------------

Postpone/reschedule meeting regarding board              Vote for if we favor the merger, against if we oppose the transaction approved mergers
------------------------------------------------------------------------------------------------------------------------------

If any article is unusually complicated or is a departure from simple issues, the article is always considered on a case-by-case basis.

State Street Research will, where it deems it appropriate, monitor a company's activities and/or undertake an active dialogue with corporate management and others to encourage the adoption of organizational policies and practices which we believe will be to the ultimate economic benefit of our clients including, if the client is an employee benefit plan, that plan's participants and their beneficiaries.

                           T. ROWE PRICE PROXY VOTING

       As an investment adviser to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and for which it serves as investment adviser.

       Proxy Administration

       The T. Rowe Price Proxy Committee develops positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders` interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent research provided by third parties, and information presented by company managements and shareholder groups.

       Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the fund's portfolio manager is responsible for deciding and voting on the proxy proposals of companies in his or her fund. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price's proxy voting process, policies, and voting records.

       T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing, and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's voting guidelines--many of which are consistent with ISS positions--T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

       Fiduciary Considerations

       T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of fund shareholders. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

       Consideration Given Management Recommendations

       When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

       T. Rowe Price Voting Policies

       Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies. The following is a summary of the more significant T. Rowe Price policies:

       Election of Directors

       T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. T. Rowe Price withholds votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.

       Executive Compensation

       The goal of T. Rowe Price is to assure that a company's equity-based compensation plan is aligned with shareholders` long-term interests. While it evaluates most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what it views as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. T. Rowe Price bases its review on criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. T. Rowe Price generally opposes plans that give a company the ability to reprice options.

       Anti-takeover and Corporate Governance Issues

       T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. When voting on corporate governance proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights.

       Social and Corporate Responsibility Issues

       T. Rowe Price generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.

       Monitoring and Resolving Conflicts of Interest

       The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. Since T. Rowe Price's voting guidelines are predetermined by the Proxy Committee using recommendations from ISS, an independent third party, application of the
       T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution.

                                 MET INVESTORS
                                 SERIES TRUST


                     Met/AIM Mid Cap Core Equity Portfolio
                      Met/AIM Small Cap Growth Portfolio
                    Harris Oakmark International Portfolio
     (Formerly State Street Research Concentrated International Portfolio)
                       Janus Aggressive Growth Portfolio
                      J.P. Morgan Quality Bond Portfolio
                      J.P. Morgan Select Equity Portfolio
                     Lord Abbett America's Value Portfolio
                     Lord Abbett Bond Debenture Portfolio
                    Lord Abbett Growth and Income Portfolio
                  Lord Abbett Growth Opportunities Portfolio
                      Lord Abbett Mid-Cap Value Portfolio
                     MFS Research International Portfolio
                  Oppenheimer Capital Appreciation Portfolio
                   PIMCO Inflation Protected Bond Portfolio
                          PIMCO Innovation Portfolio
                         PIMCO Money Market Portfolio
                         PIMCO Total Return Portfolio
                  Met/Putnam Capital Opportunities Portfolio
               (Formerly J.P. Morgan Small Cap Stock Portfolio)
                         Met/Putnam Research Portfolio
                    Third Avenue Small Cap Value Portfolio
                    T. Rowe Price Mid-Cap Growth Portfolio
                    (Formerly MFS Mid Cap Growth Portfolio)

                                 ANNUAL REPORT

                               DECEMBER 31, 2003

--------------------------------------------------------------------------------

February 2, 2004

Letter to Policyholders:

The stock market returned to positive performance in 2003 after three years of disappointing results. The S&P 500 Index rose 28.7% while small cap stocks, as measured by the Russell 2000 Index, rose 47.3%. International markets were also strong with the MSCI EAFE Index rising 39.2% for the year. Bonds continued to perform, albeit at a slower rate than recent years, with the Lehman Aggregate Bond Index up 4.1%.

With a recovery seemingly underway, the investment management industry was overshadowed by scandal. Our Board of Trustees has always consisted of at least 75% independent trustees. In addition, Met Investors Advisory and the MetLife insurance companies have strict controls in place to monitor for and detect abuses that may affect your investment. At Met Investors Series Trust we are committed to investing for the long-term.

On the following pages you will find a complete discussion of your Portfolios and their investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and we will continue to focus our efforts to meet your investment needs.

Sincerely,


  /s/ Elizabeth Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
Met/AIM Mid Cap Core Equity Portfolio               For the year ended 12/31/03
Managed by AIM Capital Management, Inc.

Letter to Policyholders

--------------------------------------------------------------------------------



In the first half of 2003, as the country focused on conflict in Iraq, the domestic equity markets posted gains, and the U.S. economy grew at a sluggish pace. By the second half of the year, however, major combat operations ended, economic growth gathered momentum, and the equity markets experienced a broad based rally. Gross Domestic Product (GDP) growth in the first quarter was a paltry 2.0%, but growth accelerated significantly to 8.2% by the third quarter. Fourth quarter growth is estimated between 4-5% and GDP growth for the year should come in near 4.5%.

The tax cut package enacted by Congress in May is at least partially responsible for higher economic growth as it provided added stimulus to jump-start the economy. The package, which took full effect in the second half included immediate taxable income rate cuts, larger child tax credits, and reduced dividend tax rates. Consumers did their part to sustain economic growth by spending their tax credits, and purchasing homes and automobiles in record numbers, due to record low interest rates.

Employment growth was sluggish, as companies were reluctant to hire until the economy showed further signs of stabilization. The unemployment rate reached 6.4% in the summer, and stabilized slightly by the end of the year at 5.7%. The Institute for Supply Management's Index (ISM), a measure of manufacturing activity, was subdued in the first half, dipping below 50, but it then managed to hit a new 20-year high in November.

The Federal Reserve continued in an accommodative mode, lowering the Fed Funds rate at its June meeting to 1.00%, the lowest rate in 45 years. While the Fed took no action in the second half, much speculation regarding an increase in rates arose, and it appears likely that tightening will take place in 2004.

The financial markets experienced volatility in the first half of 2003 as geopolitical tensions escalated and combat began in Iraq; however, by the second half, the major market indices began a steep ascent, and managed to finish the year with significant gains. For the first time in three years, the major equity indices posted gains: the Dow Jones Industrial Average/1/ was up 28.27%, the NASDAQ Composite Index/2/ was up 50.01%, and the S&P 500 Index/3/ was up 28.67%. Small cap stocks outperformed large caps, and small cap growth outperformed small cap value.

Portfolio Overview
In 2003, the Met/AIM Mid Cap Core Equity Portfolio Class B shares posted a return of 26.03%, significantly underperforming its benchmark, the Russell Mid Cap Index/4/, which posted a return of 40.06%. Portfolio managers held overweight positions in the industrials, information technology, and energy sectors, and underweight positions in the consumer discretionary, financials and health care sectors, relative to the Russell Mid Cap Index. Throughout the year, portfolio managers took steps to increase exposure to the energy sector, and to reduce exposure to the consumer staples sector.

Stock selection and an underweight position in the financials sector was the largest detractor from performance, relative to the Russell Mid Cap. A relative under weight in the consumer discretionary sector and the Portfolio's cash position also detracted from performance in 2003.

Stock selection and an overweight position in the industrials sector was the largest positive contributor to the Portfolio's relative performance. Within the sector, machinery stocks performed especially well. An overweight position in the materials sector also benefited the Portfolio, particularly chemical stocks.

In broad rallies that the markets have experienced in the past few months, the Portfolio is likely to underperform. Due to the more conservative nature of the Portfolio, it will not be the first out of the gate when the markets have a dramatic move of this kind. Since the financial markets have risen so dramatically this year, portfolio managers are becoming more guarded about equity valuations. Managers continue to look for new opportunities that are attractively priced, and they will reevaluate positions that have moved significantly in the past few months, as these stocks may be nearing their price targets.

Outlook
By the end of 2003, the economy had improved markedly, and as we look to 2004, it remains to be seen whether headlines of new corporate scandals, heightened terror alerts, and renewed fears of SARS and Mad Cow disease will impact last years gains. Both the equity markets and the economy, however, are in a better position now compared to a year ago, which should bode well for growth in 2004.

Paul J. Rasplicka
Ronald S. Sloan
Portfolio Managers
AIM Capital Management, Inc.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                       Percent of
              Description                              Net Assets
              ---------------------------------------------------
              Computer Associates International, Inc.    2.70%
              ---------------------------------------------------
              International Flavors & Fragrances, Inc.   2.51%
              ---------------------------------------------------
              Brunswick Corp.                            2.49%
              ---------------------------------------------------
              Dover Corp.                                2.36%
              ---------------------------------------------------
              Campbell Soup Co.                          2.16%
              ---------------------------------------------------
              Ceridian Corp.                             2.13%
              ---------------------------------------------------
              Apogent Technologies, Inc.                 1.98%
              ---------------------------------------------------
              Waters Corp.                               1.92%
              ---------------------------------------------------
              IMS Health, Inc.                           1.84%
              ---------------------------------------------------
              Wisconsin Energy Corp.                     1.80%
              ---------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/03

                                    [CHART]

Non-Cyclical           29.2%
Industrial             17.1%
Cyclical               13.4%
Energy                  8.8%
Technology              6.5%
Financial               6.0%
Diversified             5.8%
Basic Materials         5.5%
Utilities               5.2%
Communications          2.5%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/AIM Mid Cap Core Equity Portfolio               For the year ended 12/31/03
Managed by AIM Capital Management, Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


Met/AIM Mid Cap Core Equity Portfolio, managed by AIM Capital Management, Inc.,
                          vs. Russell Midcap Index/4/
                           Growth Based on $10,000+

                                    [CHART]

                                         Met/AIM Mid Cap
              Russell Midcap Index    Core Equity Portfolio
              --------------------    ---------------------
10/9/2001         $10,000                    $10,000
12/31/2001         11,463                     11,026
3/31/2002          11,950                     11,606
6/30/2002          10,809                     10,826
9/30/2002           8,903                      9,275
12/31/2002          9,608                      9,843
3/31/2003           9,381                      9,402
6/30/2003          11,094                     10,874
9/30/2003          11,807                     11,314
12/31/2003         13,457                     12,406




    ------------------------------------------------------------
                                Average Annual Return/5/
                                (for the period ended 12/31/03)
    ------------------------------------------------------------
                                1 Year     Since Inception/6/
    ------------------------------------------------------------
    Met/AIM Mid Cap Core Equity
    Equity Portfolio--Class A   26.42%           6.51%
--  Class B                     26.03%          10.15%
    Class E                     26.35%           4.04%
    ------------------------------------------------------------
- - Russell Midcap Index/4/     40.06%          14.22%
    ------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Dow Jones Industrial Average is a price-weighted index comprised of 30 common stocks. The Index does not include fees or expenses and is not available for direct investment.

/2/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/3/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/4/The Russell Midcap Index is an unmanaged index and measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $3.3 billion; the median market capitalization was approximately $2.5 billion. The Index had a market capitalization range of approximately $9.8 billion to $1.2 billion. The Index does not include fees or expenses and is not available for direct investment.

/5/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/6/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/AIM Small Cap Growth Portfolio                  For the year ended 12/31/03
Managed by AIM Capital Management, Inc.

Letter to Policyholders

--------------------------------------------------------------------------------


In the first half of 2003, as the country focused on conflict in Iraq, the domestic equity markets posted gains, and the U.S. economy grew at a sluggish pace. By the second half of the year, however, major combat operations ended, economic growth gathered momentum, and the equity markets experienced a broad based rally. Gross Domestic Product (GDP) growth in the first quarter was a paltry 2.0%, but growth accelerated significantly to 8.2% by the third quarter. Fourth quarter growth is estimated between 4-5% and GDP growth for the year should come in near 4.5%.

The tax cut package enacted by Congress in May is at least partially responsible for higher economic growth as it provided added stimulus to jump-start the economy. The package, which took full effect in the second half included immediate taxable income rate cuts, larger child tax credits, and reduced dividend tax rates. Consumers did their part to sustain economic growth by spending their tax credits, and purchasing homes and automobiles in record numbers, due to record low interest rates.

Employment growth was sluggish, as companies were reluctant to hire until the economy showed further signs of stabilization. The unemployment rate reached 6.4% in the summer, and stabilized slightly by the end of the year at 5.7%. The Institute for Supply Management's Index (ISM), a measure of manufacturing activity, was subdued in the first half, dipping below 50, but it then managed to hit a new 20-year high in November.

The Federal Reserve continued in an accommodative mode, lowering the Fed Funds rate at its June meeting to 1.00%, the lowest rate in 45 years. While the Fed took no action in the second half, much speculation regarding an increase in rates arose, and it appears likely that tightening will take place in 2004.

The financial markets experienced volatility in the first half of 2003 as geopolitical tensions escalated and combat began in Iraq; however, by the second half, the major market indices began a steep ascent, and managed to finish the year with significant gains. For the first time in three years, the major equity indices posted gains: the Dow Jones Industrial Average/1/ was up 28.27%, the NASDAQ Composite Index/2/ was up 50.01%, and the S&P 500 Index/3/ was up 28.67%. Small cap stocks outperformed large caps, and small cap growth outperformed small cap value.

Portfolio Overview
Since January 1, 2003, the Met/AIM Small Cap Growth Portfolio Class B shares posted a return of 38.86%, under performing its benchmark, the Russell 2000 Index/4/, which posted a return of 47.25%. Portfolio managers concentrated the Portfolio in the consumer discretionary, health care, and information technology sectors. During the year, managers reduced exposure to the materials and industrials sectors, but added a number of new names to the Portfolio, most of which were information technology stocks.

While the Portfolio's overall return was very strong for the year, a lack of exposure to more volatile, lower quality stocks detracted from performance when compared to the benchmark index. The Portfolio's relative underperformance was largely due to limited exposure to the financials sector. Although the financials sector detracted from performance on a relative basis, this sector had a positive impact on the Portfolio's overall return. An overweight position in the information technology sector was the largest positive contributor to the Portfolio's relative performance. Companies in the consumer discretionary sector, particularly specialty retail stocks, also positively contributed to performance on an absolute basis, and relative to the Russell 2000 Index. Underweight positions in the materials and industrials sectors, relative to the Russell 2000 Index negatively affected the Portfolio's performance.

During much of 2003, low quality stocks led the market, and companies with negative earnings revisions and poor profitability have been the best performers. Portfolio managers, however, are encouraged, as they believe this period is coming to an end. Once again, investors are beginning to reward high quality companies with positive revisions and sustainable growth characteristics. Fund managers are hopeful that the strong economic and financial data of the fourth quarter will continue to gain momentum in the New Year.

Outlook
By the end of 2003, the economy had improved markedly, and as we look to 2004, it remains to be seen whether headlines of new corporate scandals, heightened terror alerts, and renewed fears of SARS and Mad Cow disease will impact last years gains. Both the equity markets and the economy, however, are in a better position now compared to a year ago, which should bode well for growth in 2004.

Ryan E. Crane
Robert M. Kippes
Portfolio Managers
AIM Capital Management, Inc.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                   Percent of
                   Description                     Net Assets
                   ------------------------------------------
                   Red Hat, Inc.                     0.90%
                   ------------------------------------------
                   Trimble Navigation, Ltd.          0.73%
                   ------------------------------------------
                   Applied Films Corp.               0.73%
                   ------------------------------------------
                   Urban Outfitters, Inc.            0.65%
                   ------------------------------------------
                   Getty Images, Inc.                0.65%
                   ------------------------------------------
                   CoStar Group, Inc.                0.63%
                   ------------------------------------------
                   Varian, Inc.                      0.62%
                   ------------------------------------------
                   Cal Dive International, Inc.      0.61%
                   ------------------------------------------
                   Corporate Executive Board Co.     0.61%
                   ------------------------------------------
                   P.F. Chang's China Bistro, Inc.   0.60%
                   ------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/03

      [CHART]


Non-Cyclical         32.1%
Technology           17.6%
Industrial           14.8%
Cyclical             13.9%
Communications        7.0%
Financials            6.9%
Energy                6.8%
Basic Materials       0.6%
Diversified           0.3%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/AIM Small Cap Growth Portfolio                  For the year ended 12/31/03
Managed by AIM Capital Management, Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------

                Met/AIM Small Cap Growth Portfolio, managed by
            AIM Capital Management, Inc., vs. Russell 2000 Index/4/
                           Growth Based on $10,000+

                                    [CHART]


                   Russell              Met/AIM Small
                 2000 Index/4/      Cap Growth Portfolio
                --------------      --------------------
10/09/2001          $10,000                $10,000
12/31/2001           11,891                 11,890
03/31/2002           12,365                 11,540
06/30/2002           11,333                 10,040
09/30/2002            8,908                  8,190
12/31/2002            9,456                  8,620
03/31/2003            9,031                  8,290
06/30/2003           11,146                 10,010
09/30/2003           12,158                 10,749
12/31/2003           13,923                 11,969



    ---------------------------------------------------------
                             Average Annual Return/5/
                             (for the period ended 12/31/03)
    ---------------------------------------------------------
                             1 Year     Since Inception/6/
    ---------------------------------------------------------
    Met/AIM Small Cap Growth
    Portfolio--Class A       39.08%           0.76%
--        Class B            38.86%           8.40%
          Class E            39.00%           2.31%
    ---------------------------------------------------------
- - Russell 2000 Index/4/    47.25%          15.98%
    ---------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Dow Jones Industrial Average is a price-weighted index comprised of 30 common stocks. The Index does not include fees or expenses and is not available for direct investment.

/2/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/3/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/4/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $530 million; the median market capitalization was approximately $490 million; the median market capitalization was approximately $395 million. The Index had a market capitalization range of approximately $1.3 billion to $128 million. The Index does not include fees or expenses and is not available for direct investment.

/5/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/6/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Harris Oakmark International Portfolio              For the year ended 12/31/03
(Formerly State Street Research Concentrated International Portfolio)
Managed by Harris Associates L.P.

Letter to Policyholders

--------------------------------------------------------------------------------

Market & Economic Review
The year ended very differently than it started. Recall the thoughts occupying investors in early 2003: the continuation of the equity bear market, the raging bull market in bonds ("why be in stocks?!"), fears of war, fears of deflation, etc. Though investor emotion was encouraging equity market avoidance ("sell!"), fundamentals suggested the opposite: prices and valuations were attractive. Inflation was/is low, interest rates were/are low, conventional valuations like price to cash flow and dividend yield were/are (still) attractive. These two situations were not unrelated: equity market attractiveness was a manifestation of the fears listed above.

Recently, we have been getting a lot of calls and letters asking why none of the Harris International strategies have any direct stock investments in Chinese companies. It seems people are assuming because China is rapidly growing and is extremely vibrant economically, the stocks should be "buys".

The truth is, at this point in time, we cannot find any Chinese stocks that meet our strict value criteria. Most importantly, we are not yet satisfied by corporate governance structures. Companies in China are at least partially owned by the state and in nearly all cases, controlled by the state. This creates a giant conflict: what is good for the government may not be good for the other owners, especially foreign minority owners. Additionally, companies are primarily viewed as political instruments. The corporation is viewed as a handy tool to accomplish various goals, and building shareholder value may not be the top priority. Further, besides the presence of corporate governance conflicts, prices of the larger, more liquid Chinese companies (listed in Hong
Kong) do not look attractive; the current trendiness has really pushed valuations upward. So, when you consider price and quality, which is how we define value, we have yet to find opportunity in China.

Portfolio Performance Review
During the year ending December 31, 2003, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index/1/ returned 39.2%. During this same period, your Portfolio performed slightly under the index with a 35.4% return. The greatest contributors to performance relative to the benchmark were stock selection in Italy and Sweden, and an overweight position in Sweden. The greatest detractors from performance relative to the benchmark were an overweight position in South Korea and stock selection in Germany. Though the recovery in your Portfolio's value has been widespread, the star performers for the year were Swedish telecom Telefonaktiebolaget LM Ericsson, Italian bank Sanpaolo IMI SpA, and Japanese financial services provider Daiwa Securities Group, Inc. Ericsson's continued cost-cutting, the installation of a new CEO, and better than expected cash generation have bolstered the market's confidence in Ericsson's goal to return to profitability (pre-restructuring charges) in 2003. Both Sanpaolo IMI SpA, and Daiwa Securities Group, Inc. are highly levered to equity markets, which saw significant recovery beginning in the second quarter.

During the year, we noted a great deal of worry surrounding pharmaceutical companies. The news is filled with talk of regulatory threats, patent expiries, generic competition, meager pipelines, etc. The stock prices of these companies collapsed while in many cases business value per share has increased. While we think there is some validity to a few of the market concerns, we believe pharmaceutical companies remain terrific economic enterprises, with high returns on capital, high barriers to entry, tremendous free cash flow, and above average long-term secular growth. We took advantage of this market weakness, significantly increasing many of our favorite pharmaceutical positions including GlaxoSmithKline Plc (UK), Aventis S.A (France), and Takeda Chemical Industries, Ltd. (Japan).

Outlook
During the past year, the world stock markets advanced significantly and disciplined, long termed investors won. The lesson: Don't let short-term fears cloud your vision to long-term prospects. We thank you for your continued support and confidence, and we look forward to 2004.

David G. Herro
Michael J. Welsh
Portfolio Managers
Harris Associates L.P.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                   Percent of
                  Description                      Net Assets
                  -------------------------------------------
                  Aventis S.A.                        3.73%
                  -------------------------------------------
                  Diageo Plc                          3.63%
                  -------------------------------------------
                  GlaxoSmithKline Plc                 3.23%
                  -------------------------------------------
                  Nestle S.A.                         3.21%
                  -------------------------------------------
                  Euronext N.V.                       3.11%
                  -------------------------------------------
                  Vivendi Universal S.A.              3.08%
                  -------------------------------------------
                  Akzo Nobel N.V.                     3.03%
                  -------------------------------------------
                  Cadbury Schweppes Plc               2.95%
                  -------------------------------------------
                  Neopost S.A.                        2.84%
                  -------------------------------------------
                  Takeda Chemical Industries, Ltd.    2.78%
                  -------------------------------------------

--------------------------------------------------------------------------------
Country Allocation (% of portfolio market value)
As of 12/31/03

                                    [CHART]

United Kingdom        20.7%
France                17.6%
Switzerland           13.9%
Others                12.7%
Germany                7.7%
Japan                  7.7%
Netherlands            6.5%
South Korea            4.6%
Italy                  4.4%
Mexico                 4.2%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Harris Oakmark International Portfolio              For the year ended 12/31/03
(Formerly State Street Research Concentrated International Portfolio)
Managed by Harris Associates L.P.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------

              Harris Oakmark International Portfolio, managed by
                Harris Associates L.P., vs. MSCI EAFE Index/1/
                           Growth Based on $10,000+

                                    [CHART]

                    MSCI EAFE           Harris Oakmark
                    Index/2/       International Portfolio
                   ----------      -----------------------
10/09/2001          $10,000                $10,000
12/31/2001           10,391                 10,969
03/31/2002           10,450                 10,787
06/30/2002           10,249                 10,473
09/30/2002            8,231                  8,713
12/31/2002            8,765                  8,984
03/31/2003            8,052                  7,890
06/30/2003            9,627                  9,855
09/30/2003           10,415                 10,534
12/31/2003           12,196                 12,124



    -------------------------------------------------------------
                                 Average Annual Return/2/
                                 (for the period ended 12/31/03)
    -------------------------------------------------------------
                                 1 Year     Since Inception/3/
    -------------------------------------------------------------
    Harris Oakmark International
    Portfolio--Class A           35.36%           5.59%
--   Class B                     34.96%           9.03%
     Class E                     35.14%           6.79%
    -------------------------------------------------------------
- - MSCI EAFE Index/1/           39.16%           9.30%
    -------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Janus Aggressive Growth Portfolio                   For the year ended 12/31/03
Managed by Janus Capital Management LLC

Letter to Policyholders

--------------------------------------------------------------------------------


Performance Overview

For the 12 months ended December 31, 2003, the Portfolio advanced 30.91%, while its benchmark, the S&P 500 Index/1/, gained 28.69%.

Market Overview

For the first time since 1999, the major U.S. stock market indices ended the fiscal year with gains. The Dow Jones Industrial Average added 28.27%, and the broad-based Standard & Poor's 500 Index climbed 28.69%. Not to be outdone, the technology-dominated NASDAQ Composite Index/2/ surged 50.93% for the period. Meanwhile, Treasury yields fluctuated with the daily headline news and fortunes of the stock market.

The period began with a brief rally that was quickly overcome by worries of a looming conflict with Iraq. Rising unemployment, a persistent lack of new jobs and soaring oil prices also were causes for concern. After hitting a trough in the months leading up to the war, however, both the market and consumer confidence bounced back sharply by the time the hostilities began in mid-March. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also helped to lift investors' spirits. But the health of the economy still was in doubt as job losses mounted. The Federal Reserve acknowledged the mixed picture, cutting its benchmark federal funds rate to a 45-year low of 1% in an attempt to spur corporate investment and hiring. As the fiscal year came to a close, however, stocks added to their gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and better-than-expected economic growth, prevailed despite questions about whether the positive momentum could be sustained.

Manager's Overview

Q. How did you manage the Portfolio in this environment?
In short, we maintained an investment strategy that had exposure to steady-growth stocks which can perform regardless of the economic climate, while increasing investments in cyclical stocks whose results are tied more closely to the economy and, therefore, have room to grow.

Q. Which individual holdings had the greatest positive impact on performance? The Portfolio benefited greatly from a resurgence in Internet services provider Yahoo!, Inc.'s share price, as well as from the appreciation of our holding in networking giant Cisco Systems, Inc. Semiconductor chip developers Maxim Integrated Products, Inc., which supplies markets ranging from automakers to high-tech consumer goods manufacturers, and Texas Instruments, Inc., which focuses on the cellular phone and computer industries, also aided performance, as did leading chip equipment maker Applied Materials, Inc.

Q. Which individual holdings had the greatest negative impact on performance? The Portfolio's largest detractor was General Dynamics, a leading defense contractor and builder of Gulfstream jets. Information infrastructure provider Softbank Corp. also weighed on the Portfolio's performance, as did packaging and consumer products manufacturer Pactiv Corp. Other disappointments included optical equipment producer Corning, and network solutions provider Ciena Corp.

Q. Which sectors had the greatest impact on the Portfolio's performance?
While considering sector contributions, it's important to remember that our extensive research efforts focus on individual companies, not broader industries. Understanding this, sector analysis shows that our holdings in the information technology and consumer discretionary areas, which exceeded the S&P 500 Index weightings, accounted for a large percentage of the Portfolio's gains. And while every sector posted positive returns during the period, minimal gains from the materials and utilities areas made them our weakest-performing sectors.

Q. How will you manage the Portfolio in the months ahead?
We will continue to focus on companies with quality earnings and healthy operating margins that are benefiting from the stronger economy, while seeking opportunities in more consistent growth investments that may be underperforming due to investor rotations.

In light of the recent events surrounding the mutual fund industry, I would like to take a moment to reassure you of my deep commitment to serving your interests. I consider these interests to be of the highest priority when making decisions for the Portfolio, and want you to know that I take my fiduciary responsibility extremely seriously. I also want you to know that I write this not only as your portfolio manager, but as an investor with a sizeable financial interest in Janus' offerings.

Claire Young
Portfolio Manager
Janus Capital Management LLC

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 Cisco Systems, Inc.                  3.40%
                 ---------------------------------------------
                 Maxim Integrated Products, Inc.      3.28%
                 ---------------------------------------------
                 Time Warner, Inc.                    2.76%
                 ---------------------------------------------
                 Yahoo!, Inc.                         2.58%
                 ---------------------------------------------
                 Texas Instruments, Inc.              2.37%
                 ---------------------------------------------
                 Applied Materials, Inc.              2.19%
                 ---------------------------------------------
                 Citigroup, Inc.                      1.82%
                 ---------------------------------------------
                 Clear Channel Communications, Inc.   1.74%
                 ---------------------------------------------
                 Total Fina Elf S.A. (ADR)            1.72%
                 ---------------------------------------------
                 Amgen, Inc.                          1.72%
                 ---------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/03

                                     [CHART]


Technology                          23.5%
Non-Cyclical                        22.3%
Cyclical                            13.2%
Industrials                          8.9%
Financials                           9.1%
Communications                      17.0%
Energy                               3.7%
Diversified                          2.3%



--------------------------------------------------------------------------------
                                      7

--------------------------------------------------------------------------------
Janus Aggressive Growth Portfolio                   For the year ended 12/31/03
Managed by Janus Capital Management LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


                 Janus Aggressive Growth Portfolio, managed by
              Janus Capital Management LLC, vs. S&P 500 Index/1/
                           Growth Based on $10,000+

               [CHART]


         Janus Aggressive
         Growth Portfolio          S&P 500 Index/3/
         ----------------          ----------------
 2/01       $10,000                     $10,000
 3/01         7,970                       8,512
 6/01         8,300                       9,010
 9/01         6,220                       7,687
12/01         7,400                       8,509
 3/02         7,430                       8,533
 6/02         6,260                       7,389
 9/02         5,250                       6,113
12/02         5,341                       6,628
 3/03         5,351                       6,420
 6/03         6,041                       7,408
 9/03         6,251                       7,605
12/02         6,991                       8,531




    ----------------------------------------------------------
                              Average Annual Return/3/
                              (for the period ended 12/31/03)
    ----------------------------------------------------------
                              1 Year     Since Inception/4/
    ----------------------------------------------------------
    Janus Aggressive
--  Growth Portfolio--Class A 30.91%           -2.77%
    Class B                   30.90%          -11.67%
    Class E                       --           23.72%
    ----------------------------------------------------------
- - S&P 500 Index/1/          28.69%           -5.30%
    ----------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of Class A shares is 1/2/02. Inception of Class B shares is 2/12/01. Inception of Class E shares is 4/17/2003. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

How Did the Portfolio Perform?

The Portfolio which seeks to provide high total return consistent with moderate risk of capital and to maintain liquidity, Class A shares returned 4.01% for the one-year period ended December 31, 2003. This compares to the 4.20% return of its benchmark index, the Citigroup Broad Investment Grade Bond Index./1/

How Was the Portfolio Managed?

Early in 2003, the war in Iraq, the SARS outbreak, and weakness in the labor market and the economy dominated the market's attention. By spring, investor sentiment was buoyed by improving corporate earnings, the passage of a tax package and a brighter economic outlook. However, because of the persistently weak labor market and excess capacity, worries of deflation remained. Interest rates fell to levels not seen in generations, supporting an extraordinary mortgage-refinancing wave and sustaining economic improvement. In June, the Federal Reserve Board cut the Federal Funds Rate to 1%, its lowest level since 1958. Alan Greenspan's optimistic tone, combined with an uptick in economic data, sparked an enormous bond market sell-off in mid-June and July. Rising interest rates shocked the mortgage market in July; it fully recovered by year-end. During the second half of 2003, economic growth strengthened markedly. In fact, third-quarter GDP (Gross Domestic Product) growth was 8.2%. Strong profits supported the corporate sector's increase in capital spending and hiring. Yet, with ongoing excess capacity and comparatively high unemployment, consumer price inflation continued to decelerate. The Fed indicated in December that it would keep its monetary policy on hold until economic conditions warrant a change. Treasury yields ended 2003 modestly higher. Credit spreads narrowed throughout the year in response to the improving economy.

We generally maintained a long duration position, focusing on the shortest part of the yield curve, to benefit from accommodative Fed policy. For much of the period, we overweighted prepayment-sensitive mortgages because of compelling yields, while actively managing coupon selection and focusing on current coupon mortgages (i.e., 5.5%). We concentrated on bottom-up security selection in investment-grade corporate bonds, maintaining a modest overweight. As economic conditions improved, we favored lower quality, BBB-rated corporate credits. We overweighted asset-backed and commercial mortgage-backed securities as spreads grew tighter for higher quality securities. Early in 2003, we held a hedged non-dollar international position to benefit from our expectation that European growth would lag the United States. As investors sought greater returns in high-yield and emerging markets debt, we maintained modest positions in these markets.

Why Did the Portfolio Underperform Its Benchmark?

Our duration positioning was a modest negative for performance. Although our investment-grade corporate holdings benefited from strong investor demand, our low-risk exposure did not benefit fully from the strong performance in the sector. The Portfolio's overweight to prepayment-sensitive mortgages hampered returns over the summer, but was a positive early in the year and in the fourth quarter. Detracting modestly was our international position and our overweight to commercial mortgage-backed securities. Our modest allocations to high-yield and emerging markets debt performed well throughout the year, as did our underweight to Treasury and agency debt.

Timothy H. Neumann
Mark Settles
Portfolio Managers
J.P. Morgan Investment Management Inc.

Top Ten Holdings by Market Value
As of 12/31/03

                                                                 Percent of
     Description                                                 Net Assets
     ----------------------------------------------------------------------
     Federal National Mortgage Assoc. (5.50%, TBA)                 15.28%
     ----------------------------------------------------------------------
     Federal National Mortgage Assoc. (5.00%, TBA)                 10.27%
     ----------------------------------------------------------------------
     Federal National Mortgage Assoc. (6.00%, TBA)                  8.99%
     ----------------------------------------------------------------------
     Government National Mortgage Assoc.                            3.83%
     ----------------------------------------------------------------------
     Federal Home Loan Mortgage Corp. (5.50%, TBA)                  2.93%
     ----------------------------------------------------------------------
     CS First Boston Mortgage Securities Corp. (7.29%, 09/15/41)    2.05%
     ----------------------------------------------------------------------
     U.S. Treasury Bond (5.375%, 02/15/31)                          1.65%
     ----------------------------------------------------------------------
     Wachovia Bank Commercial Mortgage Trust (4.98%, 11/15/34)      1.65%
     ----------------------------------------------------------------------
     Federal Home Loan Mortgage Corp. (6.25%, 07/15/32)             1.13%
     ----------------------------------------------------------------------
     Capital One Multi-Asset Execution Trust--Class A1              0.85%
     ----------------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Composition (% of portfolio market value)
As of 12/31/03

                                    [CHART]

U.S. Agency Mortgage Backed                   43.7%
Corporate Bonds & Debt Securities             22.7%
Asset-Backed Securities                       10.7%
Collateralized Mortgage Obligations            9.5%
Foreign                                        6.9%
U.S. Treasury                                  6.5%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Quality Bond Portfolio                  For the year ended 12/31/03
Managed by J.P. Morgan Investment Management Inc.

Letter to Policyholders

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Quality Bond Portfolio                  For the year ended 12/31/03
Managed by J.P. Morgan Investment Management Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


                 J.P. Morgan Quality Bond Portfolio managed by
    J.P. Morgan Investment Management Inc. vs. Citigroup BIG Bond Index/1/
                           Growth Based on $10,000+


                                    [CHART]

                 Salomon Brothers Broad       J.P. Morgan Quality
            Investment Grade Bond Index/1/      Bond Portfolio
            ------------------------------    -------------------
  5/1/1996             $10,000                     $10,000
06/30/1996              10,122                      10,096
09/30/1996              10,311                      10,270
12/31/1996              10,623                      10,567
03/31/1997              10,567                      10,504
06/30/1997              10,948                      10,862
09/30/1997              11,312                      11,208
12/31/1997              11,646                      11,524
03/31/1998              11,834                      11,724
06/30/1998              12,107                      12,001
09/30/1998              12,609                      12,500
12/31/1998              12,661                      12,489
03/31/1999              12,603                      12,409
06/30/1999              12,486                      12,228
09/30/1999              12,576                      12,296
12/31/1999              12,555                      12,296
03/31/2000              12,830                      12,561
06/30/2000              13,049                      12,745
09/30/2000              13,447                      13,100
12/31/2000              14,011                      13,700
03/31/2001              14,443                      14,117
06/30/2001              14,517                      14,162
09/30/2001              15,202                      14,625
12/31/2001              15,205                      14,664
03/31/2002              15,215                      14,715
06/30/2002              15,751                      15,114
09/30/2002              16,475                      15,744
12/31/2002              16,739                      15,975
03/31/2003              16,973                      16,177
06/30/2003              17,408                      16,567
09/30/2003              17,378                      16,514
12/31/2003              17,441                      16,616




                            ---------------------------------------
                                   Average Annual Return/2/
                               (for the period ended 12/31/03)
                            ---------------------------------------
                            1 Year 3 Year 5 Year Since Inception/3/
    ---------------------------------------------------------------
    J.P. Morgan Quality
--  Bond Portfolio--Class A  4.01%  6.64%  5.87%       6.84%
    Class B                  3.78%    --     --        5.90%
    ---------------------------------------------------------------
    Citigroup Broad
    Investment Grade Bond
- - Index/1/                 4.20%  7.57%  6.62%       7.53%
    ---------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Citigroup Broad Investment Grade Bond Index (BIG Index) is a market-capitalized weighted index that includes fixed-rate Treasury, government sponsored, corporate (Baa3/BBB or better) and mortgage securities. The Index is not available for direct investment and does not reflect any expenses.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Select Equity Portfolio                 For the year ended 12/31/03
Managed by J.P. Morgan Investment Management Inc.

Letter to Policyholders

--------------------------------------------------------------------------------

Market Review

Amid a backdrop of a quick end to formal war activity in Iraq, better-than-expected earnings results, substantial government tax cuts and evidence of a strong recovery, 2003 turned out to be an extraordinarily strong year for equity returns. As much as anything, 2003 was a year of reversion to the mean in the markets after the extraordinary events that accompanied the rise and fall of the bubble. In particular, investors regained their appetite for risk, buoyed no doubt by better economic news and fewer corporate implosions. In particular, lower quality/higher beta investments enjoyed the best returns, while dividend-paying stocks and high-quality stable growers did not perform as well. Meanwhile, stock price volatility collapsed back toward long-term average levels after reaching extremes not seen since the 1930s.

Portfolio Review

2003 was also a strong year for the relative performance of the Portfolio. The climate of extreme risk aversion prevailing in mid-2002 created many attractive opportunities for those focused on long-term earnings power, and many of the strongest contributors to our 2003 performance were stocks that were heavily discounted for one reason or another during the prior year.

Stock selection was strongest in the capital markets and finance sectors, where your manager added substantial value against the benchmark. In particular, overweight positions in Countrywide Financial Corp. and Capital One Financial Corp. benefited returns. Countrywide Financial Corp. gained share in the mortgage market and also, as rates backed up, its servicing business strengthened, boosting earnings. Shares of Capital One Financial Corp., a credit card company, advanced following news of a management restructuring, along with its announcement of record quarterly earnings.

Despite the Portfolio's strong return for the year, some holdings did encounter difficulties in the period. Shares of Merck & Co., Inc. declined after the company announced a number of high-profile disappointments in its drug pipeline. The drug-maker also reported lower-than-expected third-quarter profit, and lowered 2003 and 2004 earnings guidance. Additionally, the relative performance of the Portfolio was held back by a preference for oil service names in the energy sector, which was not rewarded.

Outlook

The two trends that most impressed us last year--cyclical recovery and a reversion to the mean for volatility--appear to be well played out now. Stocks are not particularly cheap, trading at 18 times our analysts' aggregate estimate of normalized earnings. The real value of future cash flows (the DDR) is significantly less attractive than a year ago and well below longer-term average levels. Still, stocks look to be a better value than bonds, and profits will be strong near term. Growing corporate confidence is resulting in higher inventories, higher capital spending and eventually more jobs. The improving global demand picture and weak dollar are additional positives, and we would be very surprised if earnings are disappointing over the next couple of quarters. So, overall, we expect modestly positive market returns.

Thomas M. Luddy
James Russo
Jonathan N. Golub
Portfolio Managers
J.P. Morgan Investment Management Inc.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                Percent of
                      Description               Net Assets
                      ------------------------------------
                      Citigroup, Inc.             3.92%
                      ------------------------------------
                      General Electric Co.        3.02%
                      ------------------------------------
                      Tyco International, Ltd.    2.95%
                      ------------------------------------
                      Microsoft Corp.             2.81%
                      ------------------------------------
                      Pfizer, Inc.                2.63%
                      ------------------------------------
                      Cisco Systems, Inc.         2.32%
                      ------------------------------------
                      Guidant Corp.               2.28%
                      ------------------------------------
                      United Technologies Corp.   1.98%
                      ------------------------------------
                      Mattel, Inc.                1.97%
                      ------------------------------------
                      Viacom, Inc.--Class B       1.93%
                      ------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/03

                                    [CHART]

Non-Cyclical                       22.7%
Financial                          19.1%
Cyclical                           12.0%
Communications                     11.1%
Technology                         10.5%
Energy                              7.8%
Diversified                         7.2%
Industrial                          4.2%
Basic Materials                     3.1%
Utilities                           2.3%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Select Equity Portfolio                 For the year ended 12/31/03
Managed by J.P. Morgan Investment Management Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


                J.P. Morgan Select Equity Portfolio, managed by
         J.P. Morgan Investment Management Inc., vs. S&P 500 Index/1/
                           Growth based on $10,000+

                                    [CHART]

                                      J.P. Morgan Select
               S&P 500 Index/1/        Equity Portfolio
               ----------------       ------------------
  5/1/1996          $10,000                 $10,000
06/30/1996           10,297                   9,854
09/30/1996           10,615                  10,073
12/31/1996           11,499                  10,852
03/31/1997           11,808                  10,932
06/30/1997           13,869                  12,966
09/30/1997           14,908                  14,372
12/31/1997           15,336                  14,275
03/31/1998           17,475                  15,931
06/30/1998           18,052                  16,147
09/30/1998           16,256                  14,385
12/31/1998           19,718                  17,497
03/31/1999           20,700                  17,780
06/30/1999           22,160                  19,477
09/30/1999           20,777                  16,955
12/31/1999           23,868                  19,195
03/31/2000           24,415                  19,815
06/30/2000           23,768                  19,009
09/30/2000           23,540                  19,419
12/31/2000           21,699                  18,008
03/31/2001           19,125                  16,097
06/30/2001           20,244                  17,669
09/30/2001           17,272                  14,722
12/31/2001           19,119                  16,919
03/31/2002           19,172                  16,577
06/30/2002           16,603                  13,973
09/30/2002           13,734                  11,473
12/31/2002           14,893                  12,580
03/31/2003           14,424                  12,315
06/30/2003           16,646                  14,382
09/30/2003           17,087                  14,753
12/31/2003           19,168                  16,794




    -----------------------------------------------------------------
                                     Average Annual Return/2/
                                 (for the period ended 12/31/03)
    -----------------------------------------------------------------
                              1 Year 3 Year 5 Year Since Inception/3/
    -----------------------------------------------------------------
    J.P. Morgan Select Equity
--  Portfolio--Class A        33.50% -2.30% -0.82%       6.99%
     Class B                  33.20%     --     --       1.89%
    -----------------------------------------------------------------
- - S&P 500 Index/1/          28.69% -4.05% -0.56%       8.86%
    -----------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett America's Value Portfolio             For the period ended 12/31/03
Managed by Lord, Abbett & Co. LLC

Letter to Policyholders

--------------------------------------------------------------------------------



Equity Market Review

War and general geopolitical concerns had a negative effect on the psyche of businesses and consumers during the first half of 2003. Corporations entered the first quarter of 2003 cautiously and remained wary, selling existing inventories and implementing layoffs, as the economy continued to decelerate. The unemployment rate rose during the period, reaching 6.4% by June 2003. But, as the coalition's war effort made clear progress in the early spring, the fog of global uncertainty lifted, and broad equity indices experienced meaningful advances.

In June, the Federal Reserve Board (the "Fed") cut interest rates by 25 basis points to 1%, in a continued attempt to spark the economy. With interest rates at levels not seen for over 40 years, the Fed attempted a variety of measures to promote and sustain economic growth. Over the past year, the U.S. dollar weakened versus the euro. A weaker dollar can translate into more competitive pricing for U.S. goods overseas. During the second quarter of 2003, President Bush signed into law a tax reform/economic stimulus package with accelerated tax cuts and dividend exclusions.

The U.S. economy continued to show signs of improvement during the third quarter of 2003, as domestic growth prospects and reported corporate profits improved. Further evidence of an economic recovery sparked the equity markets, adding to the market gains experienced in the second quarter. Throughout 2003, major indices advanced, but concerns over future growth grew as the summer ended.

As the economy entered the final months of 2003, Gross Domestic Product (GDP) numbers showed that the U.S. economy expanded by an 8.2% rate in the third quarter, well ahead of expectations and up from the 3.3% growth rate reported for the second quarter. In addition, productivity data, an important gauge for inflation, remained strong throughout the quarter and can be an important signal that interest rates may remain low in the near term. As the period came to a close, October's employment report showed an increase of 126,000 jobs, and while the unemployment rate dropped to 5.7% in December, further employment data have shown lower-than-expected job creation in December, disappointing some. Historically, it is common for employment to lag economic recoveries, and Lord Abbett believes 2004 will offer a clearer picture in the job market.

Bond Market Review

The year 2003 was quite favorable for the high yield market in a number of aspects. Because of low interest rates, refinancing activity was robust, leading to consistently high levels of new issuance throughout the year. Spreads tightened significantly from their recent peak, reached in September 2002, leading lower rated securities to outperform higher quality bonds in terms of total return. In addition, default rates declined steadily throughout the year, reflecting the widespread improvement in credit quality among high yield issues.

The high yield market was boosted by a combination of economic factors as well. The U.S. economy grew in terms of GDP throughout the first three quarters of 2003 (the latest data available). Businesses reportedly began to make capital investments once again. And the U.S. equities markets generally turned positive by the end of the year. These and other factors created an overall atmosphere that was beneficial for the high yield, convertible securities and high grade corporate markets.

Equity Component

The Portfolio's general lack of exposure to the information technology sector hurt relative returns for the time period. The S&P 500/Barra Value Index's/1/ sector holdings performed well, and as such, having generally no exposure proved detrimental. We continue to search for the combination of catalysts and attractive valuations we believe necessary for us to add to the sector. Additionally, stock selection in the financial sector detracted from the Portfolio's relative performance. Certain Portfolio holdings within the insurance industry posted negative returns as a result of announcing increased property damage claims and a potential business reorganization. Stock selection in the consumer staples sector also hurt relative performance.

The Portfolio's underweight position in the telecommunications services sector benefited relative returns, as the sector was the weakest performer for the S&P 500/ Barra Value Index over the time period. Stock selection in the industrials sector also aided relative performance. Certain Portfolio holdings within the capital goods industry posted solid returns as a result of being awarded new business contracts.

Bond Component

Throughout the period, as through the entire year, the pattern that was evident in all sectors of the high yield market was that lower-rated credits outperformed higher-rated credits. This pattern of returns in the market was reflected in the Portfolio, particularly among the high yield holdings where generally CCC rated issues were among the greatest contributors to total return and BB rated bonds were among the weakest.

Certain Portfolio holdings within the high yield bond segment, in the communications sector made contributions to total return. Among high yield issues, the only detractors from total return for the year were in the basic industries and consumer non-cyclical sectors. Within the Portfolio's convertible securities positions, a computer hardware issue was the greatest contributor to total return and a computer software issue was the greatest detractor from total return. In addition, an issue from an airline led the high grade bond segment of the Portfolio, while an issue from a building and construction company detracted from total return for the year.

Outlook

In the equities market, the Portfolio continues to focus on the securities that offer high relative value and that have an attractive yield component. This 'bottoms-up' methodology is currently focused on stocks traditionally seen as cyclical - chemicals, paper, retailers and manufacturing companies primarily in North American markets. We believe that the U.S. dollar will continue to weaken and that, combined with a strengthening domestic economy, this trend should benefit the Fund's holdings. In connection with the bond market, we believe the low level of inflation has been driving much of the action there lately. We believe that low inflation should continue through 2004. We also believe that the Federal Reserve (the Fed) may tighten interest rates early in the next year. But, given the low level of inflation generally reported, we believe the Fed would most likely take a gradual approach to raising interest rates. In our view, modest rate increases have historically been less likely to hinder an ongoing economic recovery. We believe bottom-up strategies will prove their mettle as issue selection and Portfolio construction take on even more prominence in driving performance.

Team managed

Note to investors: The Portfolio is managed by a team of investment managers and analysts. Edward von der Linde, Partner of Lord Abbett, and Christopher J. Towle, Partner of Lord Abbett, head the team, Messrs. von der Linde and Towle have been with Lord Abbett since 1985 and 1980, respectively.

Note: The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as of December 31, 2003; these views and Portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. For information on S&P 500/Barra Value Index see next page. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by banks, and is subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                               Percent of
                      Description              Net Assets
                      -----------------------------------
                      ChevronTexaco Corp.        2.60%
                      -----------------------------------
                      Bristol-Myers Squibb Co.   2.58%
                      -----------------------------------
                      Eastman Chemical Co.       2.56%
                      -----------------------------------
                      Ameren Corp.               2.51%
                      -----------------------------------
                      Dow Chemical Co.           2.50%
                      -----------------------------------
                      H.J. Heinz Co.             2.35%
                      -----------------------------------
                      Genuine Parts Co.          2.26%
                      -----------------------------------
                      SBC Communications, Inc.   2.15%
                      -----------------------------------
                      Tupperware Corp.           2.13%
                      -----------------------------------
                      NiSource, Inc.             2.08%
                      -----------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett America's Value Portfolio             For the period ended 12/31/03
Managed by Lord, Abbett & Co. LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


               Lord Abbett America's Value Portfolio, managed by
                 Lord, Abbett & Co. LLC, vs. S&P 500 Index/2/
                            Growth Based on $10,000

                                    [CHART]



                S&P 500        Lord Abbett America's
                Index/1/         Value Portfolio
                --------       ---------------------
 5/01/2003      $10,000             $10,000
 6/30/2003       10,662              10,440
 9/30/2003       10,945              10,770
12/31/2003       12,278              12,104






--------------------------------------------------------------------------------
Portfolio Composition (% of portfolio market value)
As of 12/31/03

                                    [CHART]

Common Stock                            68.7%
Corporate Bonds & Debt Securities       19.9%
Convertible Bonds                        8.9%
Preferred Stock                          2.5%

    -----------------------------------------------------
                               Cumulative Return/3/ (for
                               the period ended 12/31/03)
    -----------------------------------------------------
                                  Since Inception/4/
    -----------------------------------------------------
    Lord Abbett America's
--  Value Portfolio                     21.05%
    -----------------------------------------------------
- - S&P 500 Index/2/                    22.76%
    -----------------------------------------------------

/1/ The S&P/BARRA Value Index is comprised of U.S. stocks representing a subset of the stocks making up the S&P 500 Index. The Index is constructed by dividing the stocks representing the S&P 500 Index into two categories: growth stocks and value stocks in accordance with the book-to-price ratio associated with each stock. This splits the index into two mutually exclusive groups designed to track two of the predominant investment styles in the U.S. equity market, growth and value. The S&P/BARRA Value Index is comprised of firms having lower price-to-book ratios. Like the S&P 500 Index, the S&P/BARRA Value Index is capitalization-weighted - each stock is weighted in proportion to its market value.

/2/ The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/ "Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/ Inception of Class B shares is 5/1/03. Index returns are based on an inception date of 4/30/03.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio                For the year ended 12/31/03
Managed by Lord, Abbett & Co. LLC

Letter to Policyholders

--------------------------------------------------------------------------------



Market Review
The year 2003 was quite favorable for the high yield market in a number of aspects. Because of low interest rates, refinancing activity was robust, leading to consistently high levels of new issuance throughout the year. Spreads tightened significantly from their recent peak, reached in September 2002, leading lower rated securities to outperform higher quality bonds in terms of total return. In addition, default rates declined steadily throughout the year, reflecting the widespread improvement in credit quality among high yield issues.

The high yield market was boosted by a combination of economic factors as well. The U.S. economy grew in terms of Gross Domestic Product (GDP) throughout the first three quarters of 2003 (the latest data available). Businesses reportedly began to make capital investments once again. And the U.S. equities markets generally turned positive by the end of the year. These and other factors created an overall atmosphere that was beneficial for the high yield, convertible securities and high grade corporate markets.

Portfolio Review
Throughout the year, the pattern that was evident in all sectors of the high yield market was that lower-rated credits outperformed higher-rated credits. Within the high yield market, "C" rated bonds outpaced "BB" and "B" rated credits. In the convertible securities market, the speculative grade issues beat investment grade issues as well. Even in the high grade portion of the market, the highest yielding investment grade companies led that sector's advance. This pattern of returns in the market was reflected in the Portfolio, particularly among the high yield holdings where generally CCC rated issues were among the greatest contributors to total return and BB rated bonds were among the weakest (although one CCC rated holding was the greatest detractor among high yield positions).

Within the high yield bond segment, certain Portfolio holdings in the telecommunications sector made significant contributions to total return. Detractors in the high yield segment in terms of total return for the year included holdings in the basic industry and non-cyclical services sectors. Within the Portfolio's convertible securities positions, an issue in the basic industry sector was the greatest contributor to total return while a consumer non-cyclical issue was the greatest detractor from total return for 2003. In addition, an issue from a financial company led the high grade bond segment of the Portfolio, while an issue from a utility was the leading high grade detractor from total return for the year.

Outlook
We believe that the Fed's monetary policy should be beneficial for the Portfolio. In our view, the low level of interest rates, a weak dollar and a reported widespread return to corporate profitability have been instrumental elements in rekindling the economy. We believe this atmosphere--in which we observe a relatively strong macroeconomic environment with broad improvements in credit fundamentals--has allowed for strength in the high yield and convertible securities markets that should continue into 2004.

Christopher J. Towle
Portfolio Manager, Partner
Lord, Abbett & Co. LLC

Note: The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as of December 31, 2003; these views and Portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC (Federal Deposit Insurance Corporation), is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                   Percent of
                  Description                      Net Assets
                  -------------------------------------------
                  Federal Home Loan Mortgage Corp.   1.06%
                  -------------------------------------------
                  Allbritton Communications Co.      0.77%
                  -------------------------------------------
                  Paxson Communications Corp.        0.76%
                  -------------------------------------------
                  Gaylord Entertainment Co.          0.73%
                  -------------------------------------------
                  Lamar Advertising Co.              0.71%
                  -------------------------------------------
                  Documentum, Inc.                   0.71%
                  -------------------------------------------
                  Centennial Communications Corp.    0.71%
                  -------------------------------------------
                  Alpharma, Inc.                     0.70%
                  -------------------------------------------
                  El Paso Production Holding Co.     0.68%
                  -------------------------------------------
                  LSI Logic Corp.                    0.66%
                  -------------------------------------------

--------------------------------------------------------------------------------
Portfolio Composition (% of portfolio market value)
As of 12/31/03

                                    [CHART]


Corporate Bonds                      88.1%
International Bonds & Debt            5.1%
Equity Securities                     4.5%
U.S. Government Agency                2.3%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio                For the year ended 12/31/03
Managed by Lord, Abbett & Co. LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


               Lord Abbett Bond Debenture Portfolio, managed by
                  Lord, Abbett & Co. LLC, vs Indices 1 and 2
                           Growth Based on $10,000+

                                    [CHART]


                                                         Lord Abbett
                First Boston       Lehman Brothers           Bond
                 High Yield           Bond Index      Debenture Portfolio
                 ----------           ----------      -------------------
 05/1/1996         $10,000            $10,000               $10,000
05/31/1996          10,081                                   10,000
06/30/1996          10,103             10,114                10,201
09/30/1996          10,482             10,300                10,790
12/31/1996          10,945             10,609                11,288
03/31/1997          11,106             10,550                11,432
06/30/1997          11,585             10,938                12,147
09/30/1997          12,130             11,302                12,778
12/31/1997          12,326             11,636                13,052
03/31/1998          12,697             11,815                13,709
06/30/1998          12,857             12,091                13,791
09/30/1998          12,067             12,603                13,197
12/31/1998          12,397             12,646                13,869
03/31/1999          12,601             12,581                14,082
06/30/1999          12,747             12,470                14,004
09/30/1999          12,543             12,555                13,812
12/31/1999          12,804             12,540                14,341
03/31/2000          12,639             12,817                14,479
06/30/2000          12,695             13,039                14,551
09/30/2000          12,782             13,433                14,871
12/31/2000          12,135             13,998                14,465
03/31/2001          12,733             14,422                14,859
06/30/2001          12,654             14,503                14,782
09/30/2001          12,151             15,173                14,180
12/31/2001          12,837             15,179                15,010
03/31/2002          13,159             15,194                15,089
06/30/2002          12,857             15,757                14,585
09/30/2002          12,494             16,480                14,264
12/31/2002          13,234             16,739                14,950
03/31/2003          14,148             16,971                15,505
06/30/2003          15,526             17,396                16,629
09/30/2003          15,998             17,371                16,950
12/31/2003          16,931             17,427                17,867




    ------------------------------------------------------------------
                                      Average Annual Return/3/
                                  (for the period ended 12/31/03)
    ------------------------------------------------------------------
                               1 Year 3 Year 5 Year Since Inception/4/
    ------------------------------------------------------------------
    Lord Abbett Bond Debenture
--  Portfolio--Class A         19.52%  7.30% 5.20%        7.86%
    Class B                    19.15%     --    --        6.73%
    Class E                    19.35%     --    --        9.98%
    ------------------------------------------------------------------
    Lehman Brothers
- - Aggregate Bond Index/1/     4.11%  7.58% 6.62%        7.51%
    ------------------------------------------------------------------
    Credit Suisse First Boston
--  High Yield Index/2/        27.93% 11.74% 6.43%        7.11%
    ------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Lehman Brothers Aggregate Bond Index is a broad measure of the performance of the taxable bonds in the U.S. market, with maturities of at least one year. The Index does not include fees or expenses and is not available for direct investment.

/2/The Credit Suisse First Boston High Yield Index is an unmanaged index representative of lower rated debt, including straight-preferred stocks. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Inception date Class E shares is 4/2/02. Index returns are based on an inception date of 5/1/96.

A NOTE ABOUT RISK: The Portfolio has the ability to invest up to 80% of total assets in debt securities, which may include high-yield debt securities. The risks of high-yield debt securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. The Portfolio may also invest up to 20% of its net assets in equity securities of large cap companies, including common stocks, preferred stocks, convertible preferred stocks, warrants and similar investments. In addition, the Portfolio may invest up to 20% of net assets at market value in debt and equity securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio             For the year ended 12/31/03
Managed by Lord, Abbett & Co. LLC

Letter to Policyholders

--------------------------------------------------------------------------------



Market Review
War and general geopolitical concerns had a negative effect on the psyche of businesses and consumers during the first half of 2003. Corporations entered the first quarter of 2003 cautiously and remained wary, selling existing inventories and implementing layoffs, as the economy continued to decelerate. The unemployment rate rose during the period, reaching 6.4% by June 2003. But, as the coalition's war effort made clear progress in the early spring, the fog of global uncertainty lifted, and broad equity indices experienced meaningful advances.

In June, the Federal Reserve Board (the "Fed") cut interest rates by 25 basis points to 1%, in a continued attempt to spark the economy. With interest rates at levels not seen for over 40 years, the Fed attempted a variety of measures to promote and sustain economic growth. Over the past year, the U.S. dollar weakened versus the euro. A weaker dollar can translate into more competitive pricing for U.S. goods overseas. During the second quarter of 2003, President Bush signed into law a tax reform/economic stimulus package with accelerated tax cuts and dividend exclusions.

The U.S. economy continued to show signs of improvement during the third quarter of 2003, as domestic growth prospects and reported corporate profits improved. Further evidence of an economic recovery sparked the equity markets, adding to the market gains experienced in the second quarter. Throughout 2003, major indices advanced, but concerns over future growth grew as the summer ended.

As the economy entered the final months of 2003, Gross Domestic Product (GDP) numbers showed that the U.S. economy expanded by an 8.2% rate in the third quarter, well ahead of expectations and up from the 3.3% growth rate reported for the second quarter. In addition, productivity data, an important gauge for inflation, remained strong throughout the quarter and can be an important signal that interest rates may remain low in the near term. As the period came to a close, October's employment report showed an increase of 126,000 jobs, and while the unemployment rate dropped to 5.7% in December, further employment data have shown lower-than-expected job creation in December, disappointing some. Historically, it is common for employment to lag economic recoveries, and Lord Abbett believes 2004 will offer a clearer picture in the job market.

Portfolio Review
Stock selection within the financial sector aided performance relative to the S&P 500 Index/1/. Several of the Portfolio's financial services holdings benefited from strong second quarterly earnings announcements. Industrials sector holdings also contributed positively to performance for the year. Certain companies within this sector benefited from news reported of stronger-than-expected third or fourth quarterly earnings. In addition, the Portfolio's underweight in the consumer staples sector, relative to the S&P 500 Index, further added to performance.

Stock selection within the energy sector detracted from relative performance for 12 months ended December 31, 2003. In particular, a Portfolio holding within the oil industry was hurt by an announcement of weaker-than-expected third quarter earnings. Stock selection within the consumer discretionary sector also hurt relative performance for the period. Specifically, a consumer product manufacturer has been hurt by weaker-than-anticipated sales in recent months. Additionally, certain holdings within the telecommunication services and health care sectors detracted from performance for the year.

Outlook
Toward the end of 2003, we added selectively to some undervalued consumer staples sector stocks. We continue to maintain a cyclical bias in the Portfolio, focusing on consumer cyclical, basic materials and technology stocks, which we believe should benefit from continued strengthening in the U.S. economy.

Going forward, we will continue to implement the disciplined investment process and philosophy that has guided our firm for over seventy years.

Team managed
Note to investors: The Portfolio is managed by a team of investment managers and analysts. The portfolio management team is headed by Robert G. Morris, W. Thomas Hudson, Jr. and Eli Salzman. Messrs. Morris, Hudson and Salzman, Partners of Lord Abbett, have been in the investment business since 1971, 1965 and 1986 respectively.

Note: The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as of December 31, 2003; these views and the Portfolio's holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. For information on the S&P 500 Index see next page. The Portfolio is not insured by the FDIC (Federal Deposit Insurance Corporation), is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 Exxon Mobil Corp.                    5.21%
                 ---------------------------------------------
                 Deere & Co.                          2.61%
                 ---------------------------------------------
                 Citigroup, Inc.                      2.35%
                 ---------------------------------------------
                 Apple Computer, Inc.                 2.26%
                 ---------------------------------------------
                 Bank One Corp.                       2.15%
                 ---------------------------------------------
                 American International Group, Inc.   2.15%
                 ---------------------------------------------
                 International Paper Co.              2.08%
                 ---------------------------------------------
                 Verizon Communications, Inc.         2.06%
                 ---------------------------------------------
                 Walt Disney Co.                      2.05%
                 ---------------------------------------------
                 Motorola, Inc.                       2.04%
                 ---------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/03
                                    [CHART]

Basic Materials                 10.6%
Communications                  12.4%
Cyclical                         8.0%
Diversified                      2.9%
Energy                          10.1%
Financials                      18.3%
Industrial                      11.6%
Non-Cyclical                    18.7%
Technology                       5.2%
Utilities                        2.2%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio             For the year ended 12/31/03
Managed by Lord, Abbett & Co. LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


              Lord Abbett Growth and Income Portfolio, managed by
                 Lord, Abbett & Co. LLC, vs. S&P 500 Index/1/
                           Growth Based on $10,000+

                                    [CHART]

                 S&P MidCap 500/        Lord Abbett Growth
                 BARRA Value Index/1/   and Income Portfolio   S&P 500 Index/2/
                 -------------------    --------------------   ----------------
12/11/1989             $10,000                 $10,000             $10,000
12/31/1989              10,210                                      10,215
03/31/2000              42,738                  45,130              55,672
06/30/2000              40,904                  44,336              54,191
09/30/2000              44,508                  47,921              53,665
12/31/2000              45,233                  51,971              49,463
03/31/2001              42,279                  47,127              43,597
06/30/2001              44,144                  49,814              46,148
09/30/2001              36,993                  42,989              39,373
12/31/2001              39,937                  48,973              43,582
03/31/2002              40,464                  50,927              43,704
06/30/2002              36,155                  45,397              37,848
09/30/2002              28,758                  36,408              31,308
12/31/2002              31,605                  40,184              33,950
03/31/2003              29,863                  38,074              32,881
06/30/2003              35,490                  44,851              37,944
09/30/2003              36,391                  46,233              38,950
12/31/2003              41,653                  52,664              43,694




    --------------------------------------------------------------
                                 Average Annual Return/3/
                             (for the period ended 12/31/03)
    --------------------------------------------------------------
                                                         Since
                         1 Year 3 Year 5 Year 10 Year Inception/4/
    --------------------------------------------------------------
    Lord Abbett Growth
    and Income
--  Portfolio--Class A   31.06%  0.45%  6.26% 11.75%    12.54%
     Class B             30.73%     --     --     --     4.99%
    --------------------------------------------------------------
    S&P MidCap 500/Barra
- - Value Index/2/       31.80% -2.71%  1.95% 10.55%    10.68%
    --------------------------------------------------------------
--  S&P 500 Index/1/     28.69% -4.05% -0.56% 11.07%    11.06%
    --------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P Mid-Cap 500/Barra Value Index consists of 500 domestic stocks chosen for market size, liquidity, and industry group representation. The blended index is constructed by selecting the stocks in each index with high book-to-price ratios. Indices cited are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A shares is 12/11/89. Returns shown for the Class A shares are the historical returns of the Lord Abbett Growth & Income Portfolio of Cova Series Trust (from January 8, 1999 through December 31, 2000) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from December 11, 1989 through January 7, 1999). Inception of the Class B shares is 3/22/01. Index returns are based on an inception date of 12/11/89.

A NOTE ABOUT RISK: The Portfolio may invest up to 10% of gross assets at market value in securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth Opportunities Portfolio          For the year ended 12/31/03
Managed by Lord, Abbett & Co. LLC

Letter to Policyholders

--------------------------------------------------------------------------------



Market Review

War and general geopolitical concerns had a negative effect on the psyche of businesses and consumers during the first half of 2003. Corporations entered the first quarter of 2003 cautiously and remained wary, selling existing inventories and implementing layoffs, as the economy continued to decelerate. The unemployment rate rose during the period, reaching 6.4% by June 2003. But, as the coalition's war effort made clear progress in the early spring, the fog of global uncertainty lifted, and broad equity indices experienced meaningful advances.

In June, the Federal Reserve Board (the "Fed") cut interest rates by 25 basis points to 1%, in a continued attempt to spark the economy. With interest rates at levels not seen for over 40 years, the Fed attempted a variety of measures to promote and sustain economic growth. Over the past year, the U.S. dollar weakened versus the euro. A weaker dollar can translate into more competitive pricing for U.S. goods overseas. During the second quarter of 2003, President Bush signed into law a tax reform/economic stimulus package with accelerated tax cuts and dividend exclusions.

The U.S. economy continued to show signs of improvement during the third quarter of 2003, as domestic growth prospects and reported corporate profits improved. Further evidence of an economic recovery sparked the equity markets, adding to the market gains experienced in the second quarter. Throughout 2003, major indices advanced, but concerns over future growth grew as the summer ended.

As the economy entered the final months of 2003, Gross Domestic Product (GDP) numbers showed that the U.S. economy expanded by an 8.2% rate in the third quarter, well ahead of expectations and up from the 3.3% growth rate reported for the second quarter. In addition, productivity data, an important gauge for inflation, remained strong throughout the quarter and can be an important signal that interest rates may remain low in the near term. As the period came to a close, October's employment report showed an increase of 126,000 jobs, and while the unemployment rate dropped to 5.7% in December, further employment data have shown lower-than-expected job creation in December, disappointing some. Historically, it is common for employment to lag economic recoveries, and Lord Abbett believes 2004 will offer a clearer picture in the job market.

Portfolio Review

Although the broad equity market experienced substantial gains in 2003, the strongest gains came from what are considered to be relatively speculative companies. In our opinion, the pessimism prevalent during the 2000--2002 bear market caused these companies to fall to extremes of valuation, in some ways mirroring the optimistic extremes they had reached in early 2000. As the market recovered in 2003, the smaller and in our opinion, rather speculative companies generally enjoyed the strongest rebounds. For example, while the Russell Midcap Growth Index/1/ returned 42.7% last year, the smallest capitalized one-fifth of the Index returned 71%. Similarly, the group of non-earnings companies within the Russell Midcap Growth Index had an aggregate gain of nearly 78%.

The most significant detractor from the Portfolio's relative performance in 2003 compared to the Russell Midcap Growth Index was the technology sector. The Portfolio's performance was hurt by both stock selection within the sector, and an underweighting of the sector as a whole. Although we have been increasing the Portfolio's emphasis on technology, we remain somewhat underweighted versus its benchmark, the Russell Midcap Growth Index. As technology was the top-performing sector, this underweight detracted from the Portfolio's performance during 2003. Stock selection within the computer software and systems was also a detractor from performance.

The most significant contributor to the Portfolio's relative performance compared to the Russell Midcap Growth Index during 2003 was stock selection within the consumer discretionary sector. The selection of holdings within the retail sector, especially, proved advantageous. The Portfolio also benefited from the strong performance of a cable television services holding.

As the year progressed, we increased the Portfolio's exposure to technology and consumer discretionary companies, although at year-end the Portfolio was modestly underweighted in both of these sectors. We decreased the Portfolio's exposure to healthcare throughout the year, going from a significant overweight last year to a slight underweight at year-end 2003. This shift came about as we increased the Portfolio's exposure to later-cycle, more economically sensitive parts of the Portfolio by reinvesting cash raised from this relatively defensive sector. The Portfolio's most significant overweight versus its benchmark, the Russell Midcap Growth Index, is the other energy sector. We continue to believe the sector will benefit from increased economic demand generated by a synchronized global recovery. The Portfolio's most significant underweight was in technology, although the Portfolio's exposure here has been increasing.

Outlook

Although we do not expect gains in 2004 to rival the gains of 2003, we believe that market strength should continue. Many stocks participated in 2003's market rally, with the overall equity market experiencing some of the best advance-decline statistics of the past 50 years. Currently, the economic expansion is continuing apace while interest rates remain relatively stable. We also believe that the weaker U.S. dollar may encourage additional demand from abroad, as a weaker dollar effectively decreases the price of U.S. goods purchased by foreign buyers. Furthermore, 2004 is a presidential election year; this has tended to provide a cyclical boost to markets in the past.

Kevin P. Ferguson
Portfolio Manager, Partner
Lord, Abbett & Co. LLC

Note: The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as of December 31, 2003; these views and Portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. For information on the Russell Midcap Growth Index see next page. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                         Percent of
             Description                                 Net Assets
             ------------------------------------------------------
             New York Community Bancorp, Inc.              2.25%
             ------------------------------------------------------
             Caremark Rx, Inc.                             2.16%
             ------------------------------------------------------
             Affiliated Computer Services, Inc.--Class A   2.02%
             ------------------------------------------------------
             Genzyme Corp.                                 1.89%
             ------------------------------------------------------
             Everest Re Group, Ltd.                        1.84%
             ------------------------------------------------------
             Entercom Communications Corp.                 1.81%
             ------------------------------------------------------
             Ingersoll-Rand Co.--Class A                   1.81%
             ------------------------------------------------------
             EchoStar Communications Corp.--Class A        1.79%
             ------------------------------------------------------
             Nextel Partners, Inc.--Class A                1.69%
             ------------------------------------------------------
             InterActiveCorp.                              1.69%
             ------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth Opportunities Portfolio          For the year ended 12/31/03
Managed by Lord, Abbett & Co. LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


            Lord Abbett Growth Opportunities Portfolio, managed by
          Lord, Abbett & Co. LLC, vs. Russell Midcap Growth Index/1/
                           Growth Based on $10,000+

                                    [CHART]

                                             Lord Abbett Growth
                Russell Midcap Growth      Opportunities Portfolio
                ---------------------      -----------------------
 2/12/2001             $10,000                   $10,000
 3/31/2001               7,729                     8,440
 6/30/2001               8,979                     9,640
 9/30/2001               6,483                     7,710
12/31/2001               8,237                     8,930
 3/31/2002               8,092                     8,720
 6/30/2002               6,614                     7,800
 9/30/2002               5,478                     6,570
12/31/2002               5,980                     6,750
 3/31/2003               5,979                     6,770
 6/30/2003               7,101                     7,950
 9/30/2003               7,609                     8,160
12/31/2003               8,535                     9,160




--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/03

                                    [CHART]

Basic Materials                  0.2%
Communications                  12.8%
Cyclical                        12.9%
Diversified                      1.1%
Energy                           5.0%
Financial                       10.6%
Industrial                      18.2%
Non-Cyclical                    26.6%
Technology                      12.6%

    -----------------------------------------------------------------
                                     Average Annual Return/2/
                                     (for the period ended 12/31/03)
    -----------------------------------------------------------------
                                     1 Year     Since Inception/3/
    -----------------------------------------------------------------
    Lord Abbett Growth Opportunities
    Portfolio--Class A               36.43%          -1.30%
--  Class B                          35.70%          -3.00%
    -----------------------------------------------------------------
- - Russell Midcap Growth Index/1/   42.72%          -5.34%
    -----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell Midcap Growth Index is an unmanaged index and measures the performance of those Russell Midcap companies with higher book-to-price ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 2/12/01.

A NOTE ABOUT RISK: The Portfolio invests primarily in common stocks of mid-sized companies with market capitalizations between $1 billion and $10 billion, which tend to be more volatile and can be less liquid than other types of stocks. Also, mid-cap companies may have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. These factors can affect portfolio performance.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio                 For the year ended 12/31/03
Managed by Lord, Abbett & Co. LLC

Letter to Policyholders

--------------------------------------------------------------------------------



Market Review

War and general geopolitical concerns had a negative effect on the psyche of businesses and consumers during the first half of 2003. Corporations entered the first quarter of 2003 cautiously and remained wary, selling existing inventories and implementing layoffs, as the economy continued to decelerate. The unemployment rate rose during the period, reaching 6.4% by June 2003. But, as the coalition's war effort made clear progress in the early spring, the fog of global uncertainty lifted, and broad equity indices experienced meaningful advances.

In June, the Federal Reserve Board (the "Fed") cut interest rates by 25 basis points to 1%, in a continued attempt to spark the economy. With interest rates at levels not seen for over 40 years, the Fed attempted a variety of measures to promote and sustain economic growth. Over the past year, the U.S. dollar weakened versus the euro. A weaker dollar can translate into more competitive pricing for U.S. goods overseas. During the second quarter of 2003, President Bush signed into law a tax reform/economic stimulus package with accelerated tax cuts and dividend exclusions.

The U.S. economy continued to show signs of improvement during the third quarter of 2003, as domestic growth prospects and reported corporate profits improved. Further evidence of an economic recovery sparked the equity markets, adding to the market gains experienced in the second quarter. Throughout 2003, major indices advanced, but concerns over future growth grew as the summer ended.

As the economy entered the final months of 2003, Gross Domestic Product (GDP) numbers showed that the U.S. economy expanded by an 8.2% rate in the third quarter, well ahead of expectations and up from the 3.3% growth rate reported for the second quarter. In addition, productivity data, an important gauge for inflation, remained strong throughout the quarter and can be an important signal that interest rates may remain low in the near term. As the period came to a close, October's employment report showed an increase of 126,000 jobs, and while the unemployment rate dropped to 5.7% in December, further employment data have shown lower-than-expected job creation in December, disappointing some. Historically, it is common for employment to lag economic recoveries, and Lord Abbett believes 2004 will offer a clearer picture in the job market.

Portfolio Review

Stock selection in the materials and processing sector detracted from relative performance versus the Russell Midcap Index/1/ for the twelve-month period ended December 31, 2003, as returns of certain Portfolio holdings within the chemical manufacturing industry trailed the Index's sector holdings. Stock selection in the consumer discretionary sector also hurt relative performance. The returns of certain Portfolio holdings in the personal and household products industry suffered, as a result of disappointing sales and excess production volume. Additionally, the Portfolio's lack of exposure to the technology sector hurt relative returns. The Russell Midcap Index's sector holdings performed well, and as such, having limited exposure proved detrimental. We continue to search for the combination of catalysts and attractive valuations we believe necessary for us to meaningfully add to the sector.

The Portfolio's stock selection in the strong performing health care sector aided relative returns for the time period. Certain Portfolio holdings in the retail drug industry performed well in 2003, as investors gravitated to lower cost drug providers. Additionally, the Portfolio's relative underweight position in the consumer staples sector helped performance, as sector holdings did not keep pace with other, stronger performing sectors.

Outlook

We remain focused on bottom-up selection of attractively valued stocks whose issuing companies are likely to experience a set of catalysts that we believe can enhance profitability. We believe the roots of a recovery are in place and expect the economy to expand over the next twelve to eighteen months.

Recent feedback from meetings with management of a number of companies the Portfolio is invested in suggests they are beginning to see their businesses improve. We believe pricing will continue to improve--albeit unevenly across the economic sectors--and should aid corporate profitability going forward. In our opinion, the next step should be for manufacturing volumes to increase, further leveraging the growth in earnings.

As a result of governmental actions to pump liquidity into the world's financial system, it is our opinion that 2003 was marked more by speculation and valuation expansion than by the solid metrics that we rely on to implement the Portfolio's investment process. We do not expect this to continue indefinitely, and look forward to the return to solid investment principles in the not too distant future that have been the foundation of our success.

Edward von der Linde
Portfolio Manager, Partner
Lord, Abbett & Co. LLC

Note: The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as of December 31, 2003; these views and the Portfolio's holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. For information on the Russell Midcap Index see next page. The Portfolio is not insured by the FDIC (Federal Deposit Insurance Corporation), is not a deposit or other obligation of, or guaranteed by banks, and is subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                   Percent of
                   Description                     Net Assets
                   ------------------------------------------
                   Eastman Chemical Co.              2.70%
                   ------------------------------------------
                   Georgia-Pacific Corp.             2.67%
                   ------------------------------------------
                   Monsanto Co.                      2.64%
                   ------------------------------------------
                   Everest Reinsurance Group, Ltd.   2.48%
                   ------------------------------------------
                   XL Capital, Ltd.--Class A         2.41%
                   ------------------------------------------
                   SAFECO Corp.                      2.41%
                   ------------------------------------------
                   Halliburton Co.                   2.36%
                   ------------------------------------------
                   Bausch & Lomb, Inc.               2.33%
                   ------------------------------------------
                   Dana Corp.                        2.33%
                   ------------------------------------------
                   Pactiv Corp.                      2.31%
                   ------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/03
                                    [CHART]

Basic Materials     18.8%
Communications       0.3%
Cyclical            21.5%
Energy              10.1%
Financial           17.4%
Industrial           8.0%
Non-Cyclical        15.9%
Technology           2.9%
Utilities            5.1%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio                 For the year ended 12/31/03
Managed by Lord, Abbett & Co. LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------

                Lord Abbett Mid-Cap Value Portfolio, managed by
                  Lord, Abbett & Co. LLC, vs. Indices 1 and 2
                           Growth Based on $10,000+


                                     [CHART]


                 Lord Abbett        S&P 400
                Mid-Cap Value    Mid-Cap/BARRA        Russell
                  Portfolio          Value           Mid-Cap
                -------------   --------------     -----------
08/20/1997         $10,000          $10,000          $10,000
09/30/1997          10,440           10,630           10,561
12/31/1997          10,490           11,204           10,678
03/31/1998          11,361           12,306           11,833
06/30/1998          11,308           11,797           11,654
09/30/1998           9,383           10,169            9,927
12/31/1998          10,606           11,727           11,757
03/31/1999          10,125           10,783           11,702
06/30/1999          11,829           12,392           12,973
09/30/1999          10,940           11,185           11,858
12/31/1999          11,211           12,000           13,902
03/31/2000          12,366           12,752           15,304
06/30/2000          13,198           12,413           14,614
09/30/2000          14,890           14,033           15,609
12/31/2000          17,139           15,341           15,049
03/31/2001          16,703           14,811           13,470
06/30/2001          17,659           16,497           14,754
09/30/2001          16,267           14,351           12,119
12/31/2001          18,527           16,436           14,203
03/31/2002          19,674           18,068           14,807
06/30/2002          18,472           17,007           13,393
09/30/2002          15,754           13,864           11,031
12/31/2002          16,802           14,775           11,904
03/31/2003          15,426           13,918           11,623
06/30/2003          17,910           16,588           13,746
09/30/2003          18,796           17,782           14,631
12/31/2003          21,196           20,716           16,675





          ----------------------------------------------------------------
                                          Average Annual Return/3/
                                      (for the period ended 12/31/03)
          ----------------------------------------------------------------
                                   1 Year 3 Year 5 Year Since Inception/4/
          ----------------------------------------------------------------
          Lord Abbett Mid-Cap
      --  Value Portfolio--Class A 26.15%  7.34% 14.85%       12.52%
          Class B                  25.87%    --     --         9.00%
          ----------------------------------------------------------------
      --  Russell Midcap Index/1/  40.08%  3.48%  7.23%        8.36%
          ----------------------------------------------------------------
          S&P MidCap 400/Barra
      - - Value Index/2/           40.21% 10.53% 12.06%       12.01%
          ----------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell Mid Cap Index is an unmanaged index and measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $3.6 billion; the median market capitalization was approximately $2.8 billion. The Index had a market capitalization range of approximately $10.8 billion to $1.3 billion. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P MidCap 400/Barra Value Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The blended index is constructed by selecting the stocks in each index with high book-to-price ratios. Indices cited are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A shares is 8/20/97. Inception of the Class B shares is 4/3/01. The Russell Mid Cap Index returns are based on an inception date of 8/20/97. The S&P 400 Mid-Cap/BARRA Value Index returns are based on an inception date of 8/1/97.

A NOTE ABOUT RISK: The Portfolio may invest up to 10% of net assets at market value in securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS Research International Portfolio                For the year ended 12/31/03
Managed by Massachusetts Financial Services Company

Letter to Policyholders

--------------------------------------------------------------------------------

Management Review and Outlook
For the 12 months ended December 31, 2003, the Portfolio's Class B shares provided a total return of 32.04%. This compares with a return over the same period of 39.16% for the Portfolio's benchmark, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index. MSCI EAFE is a commonly used measure of the international stock market. Over the same period, the average international fund tracked by Lipper Inc. returned 34.74%.

Detractors from performance

Results from the portfolio's financial stocks lagged that group's benchmark returns. We had stayed away from higher-risk banks, particularly those in Germany and Japan, which were large corporate lenders and/or exposed to global stock markets. Our conservative strategy trimmed performance when the markets turned up in March 2003 and the banks we had avoided rebounded sharply.

Throughout the period, the Portfolio was overweighted in consumer staples stocks and that position held back returns when investors turned toward more economically sensitive sectors. One of the weaker holdings in the group was Japanese cosmetics firm Shiseido Co., Ltd. Shiseido Co., Ltd.'s stock price fell early in the year when it announced lower-than-expected 2002 earnings that the company attributed to the economic downturn. The Portfolio sold this stock because of its poor performance.

Performance from Tokyo Gas Co., Ltd., and Vodafone Group Plc., detracted from portfolio results for the quarter. The price of Tokyo Gas Co., Ltd. fell when investors moved into higher-risk stocks and away from more defensive investments. The stock of Japanese telecommunications company, Vodafone Group Plc., declined when the company missed its earnings target, delayed the rollout of its 3G wireless telephone, and forecast lower revenues due to increased handset subsidies.

Other detractors included British publishing company Reed Elsevier Plc., and heart-care surgical products company Jomed N.V. Leisure holding Reed Elsevier Plc., suffered from investor concerns about the company's US textbook business, its European business magazine directories, and its on-line media business. Jomed N.V. detracted from the portfolio's return when the company announced that its financial position was grossly overstated. The Portfolio no longer owns this stock.

Contributors to performance
Stock selection in retailing made strong contributions to Portfolio performance for the period. Two stocks, in particular, added healthy returns to the
Portfolio: British retailers Kingfisher Plc., and Next Plc. Kingfisher Plc. is a do-it-yourself retailer that cut costs and spun off its electrical business so that it could focus on its core business. Kingfisher Plc. benefited from strong sales in both its British and French stores. The stock of Next Plc. a clothing retailer rose largely, in our view, on investor confidence in the British consumer.

Utilities and communications stocks made a strong contribution to Portfolio's performance. Standouts in the group included Chinese Huaneng Power International, Inc.--Series H and Japanese cellular telephone company KDDI Corp, Huaneng Power International, Inc--Series H stock price rose because of China's ever expanding demand for electricity and results from the company's acquisition of small regional electrical companies. Increased Japanese market share from new data packages and ring tone service buoyed the stock price of KDDI Corp. The company's ring-tone service is particularly popular with teenaged girls, one of the largest cell phone user groups in Japan.

Automakers Denway Motor Ltd., Nissan Motor Co., Ltd. and Bayerische Motoren Werke (BMW) AG led returns from the autos and housing group even though these companies were not among the Portfolio top contributor to relative performance. Chinese manufacturer Denway Motor Ltd. had a hard time keeping up with demand from cash-paying customers. (Denway Motor Ltd. makes Hondas for the Chinese market.) Nissan Motor Co., Ltd. successfully introduced many new models, especially in the light truck area where it cut into the market share of U.S. automakers. We sold this stock when it reached our price target. Although BMW had a difficult start to 2003, it had a very positive second half. The company had success with the launch of its 7 Portfolio, its SUVs, and the Mini Cooper. Additionally the launch of the 5 Portfolio has met with better-than-expected results.

Other contributors included Stanley Electric Co., Ltd. and Fujikura, Ltd. Japanese technology firm Stanley Electric Co., Ltd. continued to benefit from increased usage of its lighting products in cell phones, computers, and autos. Strong demand for digital cameras and flip cell phones contributed to solid stock returns from Japanese industrial company Fujikura, Ltd. a manufacturer of flexible circuit boards.

Team managed
Note to investors: The Portfolio is managed by a committee of MFS Equity Research Analysts. David Antonelli monitors overall Portfolio management. Mr. Antonelli had previously managed the Portfolio independently.
--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                   Percent of
                  Description                      Net Assets
                  -------------------------------------------
                  AstraZeneca Plc                    3.10%
                  -------------------------------------------
                  Vodafone Group Plc                 2.89%
                  -------------------------------------------
                  Novartis AG                        2.81%
                  -------------------------------------------
                  BP Plc (ADR)                       2.61%
                  -------------------------------------------
                  Royal Bank of Scotland Group Plc   2.57%
                  -------------------------------------------
                  UBS AG                             2.44%
                  -------------------------------------------
                  France Telecom                     2.03%
                  -------------------------------------------
                  Telefonica S.A.                    1.85%
                  -------------------------------------------
                  Sanofi-Synthelabo S.A.             1.76%
                  -------------------------------------------
                  Honda Motor Co., Ltd.              1.70%
                  -------------------------------------------

--------------------------------------------------------------------------------
Country Allocation (% of portfolio market value)
As of 12/31/03

                                    [CHART]

United Kingdom  25.7%
Japan           19.9%
Others          18.7%
France          10.1%
Switzerland     10.0%
Germany          4.5%
Spain            2.9%
Netherlands      2.9%
Sweden           2.7%
Korea            2.6%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS Research International Portfolio                For the year ended 12/31/03
Managed by Massachusetts Financial Services Company


--------------------------------------------------------------------------------

               MFS Research International Portfolio, managed by
       Massachusetts Financial Services Company, vs. MSCI EAFE Index/1/
                           Growth based on $10,000+

                                    [CHART]

                                             MFS Research
                 MSCI EAFE Index/1/     International Portfolio
                 ------------------     -----------------------
02/12/2001            $10,000                   $10,000
03/31/2001              8,991                     8,830
06/30/2001              8,913                     9,150
09/30/2001              7,669                     8,040
12/31/2001              8,205                     8,486
03/31/2002              8,251                     8,516
06/30/2002              8,092                     8,375
09/30/2002              6,499                     7,154
12/31/2002              6,920                     7,484
03/31/2003              6,357                     6,993
06/30/2003              7,601                     8,018
09/30/2003              8,223                     8,521
12/31/2003              9,630                     9,882




    -----------------------------------------------------------------
                                     Average Annual Return/2/
                                     (for the period ended 12/31/03)
    -----------------------------------------------------------------
                                     1 Year     Since Inception/3/
    -----------------------------------------------------------------
    MFS Research
--  International Portfolio--Class A 32.20%           1.50%
    Class B                          32.04%          -0.41%
    Class E                          32.09%           9.46%
    -----------------------------------------------------------------
- - MSCI EAFE Index/1/               39.16%          -1.30%
    -----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio          For the year ended 12/31/03
Managed by OppenheimerFunds, Inc.

Letter to Policyholders

--------------------------------------------------------------------------------



We are very pleased with the Portfolio's real and relative performance during the year. For the first few months of the reporting period, conflicting economic and political forces drove market performance. The U.S. economy showed signs of emerging from recession, interest rates declined steadily and inflation remained in check. However, corporate capital spending remained weak, consumer sentiment declined, and uncertainties related to the U.S.-led war in Iraq and the global battle against terrorism undermined investor confidence.

Investor sentiment turned sharply positive in mid-March 2003, driven by growing evidence of sustained economic growth, together with continuing low inflation, and supportive federal fiscal and monetary policies. At the same time, the market's uncertainties regarding the war on terrorism and geopolitical tensions were eased by the swift, successful conclusion of major combat operations in Iraq. In the three months between mid-March and mid-June 2003, the S&P 500 Index/1/ climbed from approximately 800 to over 1,000, and continued to rise gradually for the remainder of the period. While the market's greatest gains were concentrated among the smallest, most speculative issues, a wide range of stocks participated in this rally.

Currently, most economic indicators continue to show evidence of continuing gains, with accelerating corporate earnings, rising levels of corporate capital spending, improvements in industrial production, increases in manufacturing activity and growth on the jobs front. These developments are supported by favorable monetary policy and fiscal stimulus, and by a stabilizing geopolitical environment. In light of these developments, we are optimistic regarding the overall business environment and its impact on the Portfolio's disciplined, bottom-up investing approach.

The Portfolio's investment strategy focuses on companies that we believe offer strong potential for above-average growth, but that exhibit low valuations relative to their future growth prospects. In particular, we target companies with a history of positive earnings or cash flow, together with increasing earnings momentum and the potential for positive earnings surprises.

During the reporting period, we found a growing number of investment opportunities meeting these criteria among technology stocks we believed we poised for renewed cyclical growth. These included semiconductor makers, such as Intel Corp., and hardware companies, such as Cisco Systems, Inc. and Dell, Inc. Technology holdings delivered many of the Portfolio's greatest gains. We also identified a relatively large number of attractive investments among consumer discretionary stocks in such areas as media, leisure and other forms of entertainment. The Portfolio's top performers included the two major cruise lines, Carnival Corp. and Royal Caribbean Cruises, Ltd. which rebounded as travelers weary from two years of terrorism threats, began to book vacations. The Portfolio's performance was also helped by the strong performance of cable service providers, such as Comcast Corp., media companies, such as Time Warner, Inc., and several retailers.

Other significant holdings included biotechnology company Genentech, Inc. and electronic game developer Electronic Arts, Inc., both of which rose sharply during the period. We sold the Fund's positions in both companies when they reached our price targets, reflecting the Portfolio's disciplined investment approach and our sensitivity to stock valuation.

On the negative side, Viacom, Inc., one of the Portfolio's larger holdings, rose more modestly than other media holdings. We also failed to fully participate in the strong growth experienced by industrial stocks in spring and summer 2003 because of the Portfolio's slightly underweighted exposure to that area until relatively late in the reporting period.

Jane Putnam
Portfolio Manager
OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                  Percent of
                   Description                    Net Assets
                   -----------------------------------------
                   Microsoft Corp.                   3.40%
                   -----------------------------------------
                   General Electric Co.              3.27%
                   -----------------------------------------
                   Comcast Corp.--Class A Special    3.13%
                   -----------------------------------------
                   Viacom, Inc.--Class B             2.79%
                   -----------------------------------------
                   Citigroup, Inc.                   2.43%
                   -----------------------------------------
                   Intel Corp.                       2.32%
                   -----------------------------------------
                   Time Warner, Inc.                 2.10%
                   -----------------------------------------
                   Medtronic, Inc.                   1.90%
                   -----------------------------------------
                   Morgan Stanley                    1.81%
                   -----------------------------------------
                   Pfizer, Inc.                      1.73%
                   -----------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/03

         [CHART]

Basic Materials    2.7%
Communications    17.8%
Cyclical           8.4%
Diversified        4.6%
Energy             5.8%
Financials        12.7%
Industrials        6.2%
Non-Cyclical      22.3%
Technology        19.5%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio          For the year ended 12/31/03
Managed by OppenheimerFunds, Inc.

Letter to Policyholders (continued)

--------------------------------------------------------------------------------

            Oppenheimer Capital Appreciation Portfolio, managed by
                 OppenheimerFunds, Inc., vs. S&P 500 Index/1/
                           Growth Based on $10,000+

               [CHART]



                Oppenheimer Capital
              Appreciation Portfolio   S&P 500 Index/1/
              -----------------------  ----------------
 2/12/01             $10,000               $10,000
 3/31/01               8,740                 8,512
 6/30/01               9,350                 9,010
 9/30/01               7,750                 7,687
12/31/01               8,573                 8,509
 3/31/02               8,314                 8,533
 6/30/02               7,023                 7,389
 9/30/02               6,013                 6,113
12/31/02               6,453                 6,628
 3/31/03               6,263                 6,420
 6/30/03               7,174                 7,408
 9/30/03               7,463                 7,605
12/31/03               8,294                 8,531




    -----------------------------------------------------------------
                                     Average Annual Return/2/
                                     (for the period ended 12/31/03)
    -----------------------------------------------------------------
                                     1 Year     Since Inception/3/
    -----------------------------------------------------------------
    Oppenheimer Capital Appreciation
    Portfolio--Class A               28.75%          -1.39%
--  Class B                          28.53%          -6.28%
    -----------------------------------------------------------------
- - S&P 500 Index/1/                 28.69%          -5.30%
    -----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/ The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/ "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/ Inception of Class A shares is 1/2/02. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 2/12/01.

Holdings are subject to change. The Portfolio's investment strategies and focus can change from time to time. The mention of specific Portfolio holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Portfolio          For the period ended 12/31/03
Managed by Pacific Investment Management Company LLC

Letter to Policyholders

--------------------------------------------------------------------------------

Major market trends affecting the Portfolio's Performance
Most bonds posted positive returns in the fourth quarter, ending a year in which fixed income assets gained ground despite volatile interest rates. Treasury Inflation Protected Securities, (TIPS), outperformed nominal treasuries for the year as breakeven inflation rates increased 74 basis points to 2.31%, with the benchmark Global Real US TIPS returning 8.39% for the year.

While Treasury yields rose only 20 to 50 basis points for the year, the markets were far from calm. For instance, yields moved lower through the first half of the year as deflation risks dominated the news and the market's view of future Federal Reserve policy. The Fed cut the federal funds rate to 1 percent in June and the 10-year Treasury yield plunged to a 45-year low near 3 percent. Rates then reversed course dramatically, jumping more than 130 basis points in July, the worst month in the U.S. government bond market in more than 23 years. This reversal was mainly fueled by investors' growing confidence that growth would accelerate. Economic performance in the second half of the year met investors' expectations. Business investment revived while massive fiscal stimulus and the lagged impact of the mortgage refinancing boom sustained consumption, leading to 8.2 percent annual growth in the third quarter, the fastest pace in almost two decades. The 10-year Treasury yield finished the year at 4.25 percent, up 43 basis points for the full period. Amidst the volatility, inflation remained muted, even in the face of surging commodity prices and a falling U.S. dollar. This helped mitigate the impact of the rise in interest rates.

Other factors attributed to the Portfolio's Performance vs. the Benchmark Below index duration was generally negative for performance during the year, especially in May and September when rates fell considerably. A focus on intermediate maturities was also negative as the real yield curve flattened, especially during the last quarter. Backing forward purchases of TIPS with short-maturity corporates and asset-backed securities was another positive for performance.

Market/Portfolio Outlook
The recovery in the global economy will be sustained in 2004, with China joining the U.S. as an engine of growth. U.S. interest rates could rise up to 100 basis points for short maturities but less for longer maturities as markets anticipate tightening by the Federal Reserve. The timing of the Fed move, late in 2004 or early 2005, will depend on how quickly the economy narrows its output gap, measured by the slack in labor markets. This unused capacity, combined with enhanced labor productivity, will continue to keep inflation tame.

In the U.S. economy, positive forces will outweigh negatives. The hoped for rebound in business investment is now a reality. Massive fiscal stimulus will also provide support, as will spending to rebuild lean inventories. On the negative side, effects of large tax cuts will peak in 2004 and become a fiscal drag by 2005, while benefits of the boom in mortgage refinancing have already begun to dissipate. Employment growth will be muted because of productivity gains and outsourcing to low cost labor markets such as India and China.

With respect to Portfolio strategy, we will target near-index duration to protect relative returns against the risk of upward pressure on real rates. We will also target an overweight position in mostly shorter maturity TIPS, balanced by a slight overweight in the longest maturity TIPS. Given a steep yield curve, we will reap gains via "roll down," or price appreciation as bonds are revalued at lower yields over time. In addition, we will target bonds with longer settlement periods and invest cash backing the unsettled issues in short maturity bonds with relatively high yields. Lastly, we will boost income by holding short option positions and collecting the premium provided interest rate volatility is not higher than expected.

John B. Brynjolfsson
Portfolio Manager
Pacific Investment Management Company LLC

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                              Percent of
        Description                                           Net Assets
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.875%, 04/15/29)   23.16%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.00%, 07/15/12)    18.29%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.875%, 01/15/09)   16.89%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.375%, 01/15/07)   15.13%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.625%, 01/15/08)   12.39%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.50%, 01/15/11)     8.60%
        ----------------------------------------------------------------
        U.S. Treasury Note                                       5.44%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (4.25%, 01/15/10)     3.60%
        ----------------------------------------------------------------
        Bear Stearns ARM Trust                                   2.75%
        ----------------------------------------------------------------
        Missouri Higher Education Loan Authority                 1.36%
        ----------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Composition (% of portfolio market value)
As of 12/31/03

                                    [CHART]

Asset-Backed Securities                1.9%
Collateralized Mortgage Obligations    2.4%
Corporate Bonds & Debt Securities      2.5%
Municipals                             2.5%
U.S. Treasuries                       90.7%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Portfolio          For the period ended 12/31/03
Managed by Pacific Investment Management Company LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


             PIMCO Inflation Protected Bond Portfolio managed by,
 Pacific Investment Management Company LLC, vs. Lehman Global Real: U.S. TIPS
                                 Bond Index/1/
                           Growth Based on $10,000+

                                    [CHART]


             Lehman Global       PIMCO Inflation
              Real: U.S.         Protected Bond
           TIPS Bond Index/1/      Portfolio
           ------------------    --------------
 5/01/03         $10,000             $10,000
 6/30/03          10,367              10,360
 9/30/03          10,398              10,460
12/31/03          10,568              10,547




    ------------------------------------------------------------------
                                            Cumulative Return/2/
                                       (for the period ended 12/31/03)
    ------------------------------------------------------------------
                                             Since Inception/3/
    ------------------------------------------------------------------
    PIMCO Inflation Protected Bond
--  Portfolio--Class A                              5.47%
    Class B                                         5.35%
    ------------------------------------------------------------------
    Lehman Global Real: U.S. TIPS Bond
- - Index/1/                                        5.67%
    ------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Lehman Brothers Global Real: U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities. The Index does not include fees or expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of Class A shares is 5/1/03. Index returns are based on an inception date of 4/30/03.
Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Innovation Portfolio                          For the year ended 12/31/03
Managed by PIMCO Equity Advisors LLC

Letter to Policyholders

--------------------------------------------------------------------------------


Market Overview

After two very difficult years, the technology sector experienced a strong rebound in 2003, with many industries posting double-digit gains.

Portfolio Strategies

The Portfolio's overweight position in the semiconductor industry contributed to its outperformance. After disappointing performance during the first quarter of 2003, semiconductor stocks rebounded sharply as investors began to discount an economic recovery. In particular, Taiwan Semiconductor Manufacturing Co., Ltd(ADR) and Texas Instruments, Inc., posted substantial gains.

The Portfolio's positions in certain Internet stocks provided some standout performance for the year. Stocks such as Amazon.com and Yahoo!, Inc., posted triple-digit gains as these issues were bid up by investors who continued to be the powerful operating leverage of these companies. Rapid revenue growth was layered on essentially fixed costs.

In addition, storage stocks also proved to be strong performers during 2003. Pure storage disk drive stocks benefited from being in an industry that has consolidated down from 8-10 players to the current 4-5 players. EMC Corp. excelled in the storage sector, posting a triple-digit gain for the year as the company completed a multi-year task cost reduction plan that once again positioned the company as an industry leader.

The Portfolio's exposure to the cell phone industry produced mixed results for the year. The SARS epidemic in the spring weighed heavily on these issues, although many rebounded later in the year as the cell phone inventory situation gradually improved. Stocks such as cell phone maker Nokia Oyj (ADR) posted relatively small gains for the year. However, telecom chip makers performed well, with issues such as Broadcom Corp. posting large positive returns.

Outlook

We believe the tech sector may experience some digestion of its gains over the next several months. However, we anticipate a gradual increase in corporate spending on technology, which should prove positive for the tech sector. As margins improve and earnings estimates increase, we are optimistic that tech stocks will justify higher valuations over the longer-term.

Dennis P. McKechnie
Portfolio Manager
PIMCO Equity Advisors LLC

Past performance is no guarantee of future results. All data is as of 12/31/03, unless otherwise indicated. Investment return will fluctuate and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed. This commentary contains the current opinions of the manager and does not represent a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This article is distributed for educational purposes and should not be considered investment advice. The average annual total return measures performance assuming that all dividend and capital gain distributions were reinvested. The portfolio is an investment option in several of MetLife Investors' variable products. Results do not reflect the deduction of product related CDSC, mortality and expense risk charges, administrative fees, annual service charges, or other product expenses. The deduction of fees would have resulted in lower returns.

This commentary contains the current opinions of the investment manager and does not represent a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. Past performance is not a guarantee of future performance.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                            Percent of
         Description                                        Net Assets
         -------------------------------------------------------------
         Marvell Technology Group, Ltd.                       3.64%
         -------------------------------------------------------------
         Charles Schwab Corp.                                 3.20%
         -------------------------------------------------------------
         Cymer, Inc.                                          3.19%
         -------------------------------------------------------------
         Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)   3.12%
         -------------------------------------------------------------
         Texas Instruments, Inc.                              3.06%
         -------------------------------------------------------------
         EMC Corp.                                            2.72%
         -------------------------------------------------------------
         Flextronics International, Ltd.                      2.71%
         -------------------------------------------------------------
         eBay, Inc.                                           2.49%
         -------------------------------------------------------------
         VERITAS Software Corp.                               2.47%
         -------------------------------------------------------------
         SAP AG (ADR)                                         2.43%
         -------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/03

                                    [CHART]

Communications    21.8%
Cyclical           4.1%
Diversified        1.7%
Financials         3.2%
Industrials        9.9%
Technology        59.3%


--------------------------------------------------------------------------------
                                      29

--------------------------------------------------------------------------------
PIMCO Innovation Portfolio                          For the year ended 12/31/03
Managed by PIMCO Equity Advisors LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


   PIMCO Innovation Portfolio, managed by PIMCO Equity Advisors vs. S&P 500
                                   Index/1/
                           Growth Based on $10,000+

                                    [CHART]

                 S&P 500            Pimco Innovation
                 Index/2/               Portfolio
                 -------            -----------------
02/12/2001       $10,000                 $10,000
03/31/2001         8,512                   7,070
06/30/2001         9,010                   7,590
09/30/2001         7,687                   4,210
12/31/2001         8,509                   6,160
03/31/2002         8,533                   5,880
06/30/2002         7,389                   3,850
09/30/2002         6,113                   2,510
12/31/2002         6,628                   3,040
03/31/2003         6,420                   3,070
06/30/2003         7,408                   3,730
09/30/2003         7,605                   4,250
12/31/2003         8,531                   4,790



    --------------------------------------------------------------------
                                        Average Annual Return/2/
                                        (for the period ended 12/31/03)
    --------------------------------------------------------------------
                                        1 Year     Since Inception/3/
    --------------------------------------------------------------------
    PIMCO Innovation Portfolio--Class A 57.84%          -17.44%
    Class B                             57.57%          -22.52%
--  Class E                             57.88%           -3.97%
    --------------------------------------------------------------------
- - S&P 500 Index/1/                    28.69%           -5.30%
    --------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 1/31/01.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Money Market Portfolio                        For the year ended 12/31/03
Managed by Pacific Investment Management Company LLC

Letter to Policyholders

--------------------------------------------------------------------------------


Major market trends affecting the Portfolio's Performance
Most bonds posted positive returns in the fourth quarter, ending a year in which fixed income assets gained ground despite volatile interest rates. The Citigroup 3-Month Treasury Bill Index/1/ returned 1.07% for the year. While longer maturity Treasury yields rose only 20 to 50 basis points for the year, the markets were far from calm. For instance, yields moved lower through the first half of the year as deflation risks dominated the news and the market's view of future Federal Reserve policy. The Fed cut the federal funds rate to 1 percent in June and the 10-year Treasury yield plunged to a 45-year low near 3 percent. Rates then reversed course dramatically, jumping more than 130 basis points in July, the worst month in the U.S. government bond market in more than 23 years. This reversal was mainly fueled by investors' growing confidence that growth would accelerate. Economic performance in the second half of the year met investors' expectations. Business investment revived while massive fiscal stimulus and the lagged impact of the mortgage refinancing boom sustained consumption, leading to 8.2 percent annual growth in the third quarter, the fastest pace in almost two decades. The 10-year Treasury yield finished the year at 4.25 percent, up 43 basis points for the full period.

Other factors attributed to the Portfolio's Performance vs. Benchmark Holdings of top quality commercial paper and short-term corporate and agency securities offered relatively attractive yields and boosted performance for most of the year. The Portfolio also maintained a AAA credit rating by investing in high quality short-term securities, leaving holdings liquid and protecting the principal. Additionally, security selection of short-term corporate issues, floating rate notes and small allocations of non-U.S. exposures proved positive to performance.

Market/Portfolio Outlook
The recovery in the global economy will be sustained in 2004, with China joining the U.S. as an engine of growth. U.S. interest rates could rise up to 100 basis points for short to intermediate maturities but less for longer maturities as markets anticipate tightening by the Federal Reserve. The timing of the Fed move, late in 2004 or early 2005, will depend on how quickly the economy narrows its output gap, measured by the slack in labor markets. This unused capacity, combined with enhanced labor productivity, will keep inflation tame.

In the U.S. economy, positive forces will outweigh negatives. The hoped for rebound in business investment is now a reality. Massive fiscal stimulus will also provide support, as will spending to rebuild lean inventories. On the negative side, effects of large tax cuts will peak in 2004 and become a fiscal drag by 2005, while benefits of the boom in mortgage refinancing have already begun to dissipate. Employment growth will be muted because of productivity gains and outsourcing to low cost labor markets such as India and China.

With respect to Portfolio strategy, we will maintain an average AAA credit rating by owning top quality short-term issues, and generate competitive yields by holding high-quality domestic and Yankee commercial paper as core investments. These securities offer higher potential returns than T-bills. Additionally, we will retain a modest allocation to short maturity corporate issues and floating rate notes because these securities pose minimal interest rate and credit risk while enhancing portfolio yield. Additionally, we will continue to emphasize liquid securities that provide principal protection for the Portfolio while maintaining average Portfolio maturity of approximately one month, to ensure sufficient liquidity.

Paul A. McCulley
Portfolio Manager
Pacific Investment Management Company LLC

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                              Percent of
        Description                                           Net Assets
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (1.08%, 03/08/04)      10.63%
        ----------------------------------------------------------------
        Federal Home Loan Mortgage Assoc. (1.08%, 03/05/04)     10.57%
        ----------------------------------------------------------------
        Federal Home Loan Bank (1.055%, 03/12/04)               10.46%
        ----------------------------------------------------------------
        Credit Suisse First Boston Corp. Repurchase Agreement    6.30%
        ----------------------------------------------------------------
        National Australia Funding, Inc.                         4.86%
        ----------------------------------------------------------------
        Federal Home Loan Bank (1.05%, 02/18/04)                 4.61%
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (1.06%, 03/03/04)       4.29%
        ----------------------------------------------------------------
        Westpac Trust Securities, Ltd.                           4.01%
        ----------------------------------------------------------------
        Federal Home Loan Bank (3.375%, 06/15/04)                3.76%
        ----------------------------------------------------------------
        Federal Home Loan Mortgage Corp. (1.055%, 02/02/04)      3.37%
        ----------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Composition (% of portfolio market value)
As of 12/31/03

               [CHART]

Commercial Paper                      37.1%
Corporate Notes                        1.7%
Foreign Government                     1.2%
Repurchase Agreements                  6.8%
U.S. Government & Agency              53.2%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Money Market Portfolio                        For the year ended 12/31/03
Managed by Pacific Investment Management Company LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------

PIMCO Money Market Portfolio, managed by Pacific Investment Management Company
               LLC, vs. Citigroup 3-Month Treasury Bill Index/1/
                           Growth Based on $10,000+

                                    [CHART]



                      PIMCO Money        Citigroup 3-Month
                    Market Portfolio    Treasury Bill Index/1/
                   -----------------    ----------------------
 2/12/2001             $10,000               $10,000
 3/31/2001              10,060                10,087
 6/30/2001              10,157                10,195
 9/30/2001              10,235                10,288
12/31/2001              10,282                10,355
 3/31/2002              10,310                10,400
 6/30/2002              10,341                10,446
 9/30/2002              10,368                10,491
12/31/2002              10,393                10,532
 3/31/2003              10,410                10,563
 6/30/2003              10,422                10,593
 9/30/2003              10,430                10,619
12/31/2003              10,438                10,645




    -------------------------------------------------------------------------
                                             Average Annual Return/2/
                                             (for the period ended 12/31/03)
    -------------------------------------------------------------------------
                                             1 Year     Since Inception/3/
    -------------------------------------------------------------------------
    PIMCO Money Market
    Portfolio--Class A                       0.68%            0.99%
--  Class B                                  0.43%            1.50%
    -------------------------------------------------------------------------
- - Citigroup 3-Month Treasury Bill Index/1/ 1.07%            2.19%
    -------------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/Citigroup 3-Month Treasury Bill Index - equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of Class A shares is 1/2/02. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Total Return Portfolio                        For the year ended 12/31/03
Managed by Pacific Investment Management Company LLC

Letter to Policyholders

--------------------------------------------------------------------------------


Major market trends affecting the Portfolio's Performance
Most bonds posted positive returns in the fourth quarter, ending a year in which fixed income assets gained ground despite volatile interest rates. The Lehman Brothers Aggregate Bond Index/1/ returned 0.32% for the quarter and 4.11% for the year.

While Treasury yields rose only 20 to 50 basis points for the year, the markets were far from calm. For instance, yields moved lower through the first half of the year as deflation risks dominated the news and the market's view of future Federal Reserve policy. The Fed cut the federal funds rate to 1 percent in June and the 10-year Treasury yield plunged to a 45-year low near 3 percent. Rates then reversed course dramatically, jumping more than 130 basis points in July, the worst month in the U.S. government bond market in more than 23 years. This reversal was mainly fueled by investors' growing confidence that growth would accelerate. Economic performance in the second half of the year met investors' expectations. Business investment revived while massive fiscal stimulus and the lagged impact of the mortgage refinancing boom sustained consumption, leading to 8.2 percent annual growth in the third quarter, the fastest pace in almost two decades. The 10-year Treasury yield finished the year at 4.25 percent, up 43 basis points for the full period.

Other factors attributed to the Portfolio's Performance vs. the Benchmark Diversifying beyond core index sectors helped protect the Portfolio in a volatile market environment. The Portfolio's duration was below-benchmark throughout the fourth quarter and for most of the year. This was positive for performance as U.S. Treasury yields ended the year slightly higher. An emphasis on intermediate maturities was negative as the yield curve flattened over the quarter. With the market anticipating future rate hikes by the Fed, yields on short-term maturities rose more than those on long bonds. However, the steepness that remains in the intermediate portion of the curve provided both "carry" and price appreciation via "roll down" that mitigated the effect of the relative change in yields. A corporate underweight was negative for the year as this sector outperformed Treasuries on a duration-adjusted basis, but the impact was mitigated by positive security selection of Telecom and Auto issues. Allocations to municipal bonds helped returns as well; this less volatile asset class outperformed more volatile Treasuries of like duration. Non-U.S. holdings, mainly Eurozone exposure, were positive; yields on these assets rose less than Treasuries, and the euro's appreciation versus the dollar added to returns.

Market/Portfolio Outlook
The recovery in the global economy will be sustained in 2004, with China joining the U.S. as the co-engine for growth. Short-term U.S. interest rates may rise higher than rates for longer maturities, as markets anticipate tightening by the Federal Reserve. The timing of the Fed move, late in 2004 or early 2005, will depend on how quickly the economy narrows its output gap, measured by the slack in labor markets. This unused capacity, combined with enhanced labor productivity, will keep inflation benign. We foresee positive forces outweighing negatives in the U.S. as the hand-off from consumer spending to business investments seems to have taken hold. Massive fiscal stimulus will also provide support, as will spending to rebuild lean inventories. On the negative side, effects of large tax cuts will peak in 2004 and might become a fiscal drag by 2005, while benefits of the boom in mortgage refinancing have already begun to dissipate. Employment growth will be muted because of productivity gains and outsourcing to low cost labor markets such as India and China. In view of our outlook, we will take a defensive posture and focus adding value through safe yield.

With respect to portfolio strategy, we will:

  .  Target below-index duration as we foresee an upward trend in interest rates

  . Focus on intermediate securities and reap gains by "rolling down a steep yield curve", as the Fed anchors the short end of the yield curve for most of 2004

  . Target an underweight exposure to mortgages and corporates as they pay slim yield premiums for their credit risk given their full valuations

  . We will maintain out of core strategies like real return, municipal and emerging market bonds which remain compelling for the following reasons:

     . TIPs hedge against secular inflation risk and have diversification benefits

     . Municipal securities provide yields near taxable debt with strong credit quality, and are less susceptible to treasury sell-offs

     . Modest exposure to the euro and yen can add value as the substantial U.S. trade deficit continues to exert downward pressure on the dollar

     . Relatively high yielding emerging market credits are poised for another good year as fundamentals continue to improve.

William H. Gross
Portfolio Manager
Pacific Investment Management Company LLC

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                              Percent of
        Description                                           Net Assets
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.625%, 01/15/08)   8.34%
        ----------------------------------------------------------------
        U.S. Treasury Note (1.25%, 05/31/05)                    3.88%
        ----------------------------------------------------------------
        U.S. Treasury Bond (7.50%, 11/15/16)                    2.70%
        ----------------------------------------------------------------
        U.S. Treasury Bond (6.875%, 08/15/25)                   2.46%
        ----------------------------------------------------------------
        Federal Home Loan Mortgage Corp. (6.00%, 09/15/27)      2.27%
        ----------------------------------------------------------------
        Federal Home Loan Mortgage Corp. (6.00%, 10/01/22)      1.75%
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (6.00%, 06/01/22)      1.50%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.875%, 01/15/09)   1.27%
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (5.50%, 09/01/33)      1.20%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (4.25%, 01/15/10)    1.08%
        ----------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Total Return Portfolio                        For the year ended 12/31/03
Managed by Pacific Investment Management Company LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------

                    PIMCO Total Return Portfolio managed by
 Pacific Investment Management Company LLC, vs. Lehman Brothers Aggregate Bond
                                   Index/1/
                           Growth Based on $10,000+

                                    [CHART]



                 PIMCO Total          Lehman Brothers
              Return Portfolio     Aggregate Bond Index/1/
              ----------------     -----------------------
02/12/2001        $10,000                $10,000
03/31/2001         10,100                 10,137
06/30/2001         10,110                 10,194
09/30/2001         10,640                 10,664
12/31/2001         10,669                 10,669
03/31/2002         10,669                 10,680
06/30/2002         11,041                 11,075
09/30/2002         11,444                 11,583
12/31/2002         11,661                 11,765
03/31/2003         11,837                 11,929
06/30/2003         12,117                 12,227
09/30/2003         12,158                 12,210
12/31/2003         12,191                 12,249








--------------------------------------------------------------------------------
Portfolio Composition (% of portfolio market value)
As of 12/31/03

                                    [CHART]

Asset Backed Securities                      1.6%
Collateralized Mortgage Obligations         11.1%
Corporate Bonds & Debt Securities            6.2%
Foreign Bonds & Debt Securities              0.4%
Foreign Government                           4.3%
Municipals                                   9.2%
U.S. Agencies                               48.8%
U.S. Treasuries                             18.4%

    --------------------------------------------------------------------------
                                              Average Annual Return/2/
                                              (for the period ended 12/31/03)
    --------------------------------------------------------------------------
                                              1 Year     Since Inception/3/
    --------------------------------------------------------------------------
    PIMCO Total Return Portfolio--Class A     4.53%            7.79%
--                   Class B                  4.53%            7.10%
                     Class E                  4.44%            5.45%
    --------------------------------------------------------------------------
- - Lehman Brothers Aggregate Bond Index/1/   4.11%            7.20%
    --------------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Lehman Brothers Aggregate Bond Index is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/Putnam Capital Opportunities Portfolio          For the year ended 12/31/03
(Formerly J.P. Morgan Small Cap Stock Portfolio)
Managed by Putnam Investment Management LLC
Letter to Policyholders

--------------------------------------------------------------------------------


Performance
In 2003, the Met/Putnam Capital Opportunities Portfolio posted solid annual returns but trailed the benchmarks Russell 2000 Index/1/ return of 47.2% and Russell 2500 Index/2/ return of 45.5%. The first quarter was marked by extreme volatility surrounding the onset of the conflict in Iraq, while the second quarter saw a sharp rally in lower-quality stocks at the smaller end of the Russell 2500 Index's market-cap range. In the third quarter, the Index return remained an elusive target, but improving economic data in the fourth quarter allowed shares to rally through year-end. The benchmark's performance was heavily influenced by micro-cap (less than $500 million market capitalization) and high-risk stocks that significantly outperformed the larger, more stable stocks in the benchmark. The team does not invest in micro-cap stocks and severely limits investment in volatile stocks. These factors caused the Portfolio to underperform.

Favorable stock selection in airlines (Mesa Air Group, Inc.) and shipping (J.B. Hunt Transport, Inc) made the transportation sector the Portfolio's largest relative contributor. Mesa Air Group, Inc.'s shares rose throughout the year as U.S. Airways' emergence from bankruptcy provided Mesa Air Group, Inc. with significant growth opportunities by expanding their regional jet agreement with the company. Investors also rewarded Mesa Air Group, Inc.'s cost-cutting achievements. Strong pricing trends and improving demand in the shipping industry proved beneficial for J.B. Hunt Transport. The company's stock price was supported by first- and second-quarter earnings that came in above expectations.

An underweight to oil-field services (no position in Rowan Companies or Patterson-UTI) proved beneficial for the energy sector. The oil-field services industry suffered in the second half of the year due to lower oil and gas prices, along with a slowing rig count and adverse weather conditions. An underweight to this industry contributed positively to relative performance.

Strong stock selection in food (no positions in Krispy Kreme Doughnuts, Inc. or Winn-Dixie) and consumer goods (Yankee Candle Co., Inc.) aided relative performance in the consumer staples sector. Shares of Krispy Kreme Doughnuts, Inc. rose to a peak during the third quarter, but subsequently fell to more normal levels and weakened by year-end after announcing fiscal third-quarter earnings. Though the earnings met expectations, investors were demanding more in the current stock market environment. Avoiding Winn-Dixie helped relative returns as the company continues to lose market share in its primary market, the Southeast. Finally, shares of Yankee Candle Co., Inc. rose almost 71% this year, boosting returns for the Portfolio.

Weak stock selection in electronics (Lattice Semiconductor Corp., Storage Technology Corp., SanDisk Corp.) and software (Network Associates, Inc.), along with an underweight to communications equipment (no position in Avaya, Inc.) hurt relative performance in the technology sector. The technology sector was a leader in the equity market, as favorable earnings reports and a clearer vision of future sales helped shares appreciate for many technology companies. Portfolio returns were hindered as shares of Lattice Semiconductor Corp. and Storage Technology Corp. underperformed the broader market, rising only 10% and 20%, respectively. Shares of SanDisk Corp. rallied during the year, but fell at year-end on concerns of weaker spot prices in the flash memory market. Shares of Network Associates, Inc. were weak during the year, following a series of lowered earnings expectations for the company. An underweight to the communications equipment industry overall hindered relative performance as the industry led the technology sector for the year.

Unfavorable stock selection and an overweight to broadcasting (Sinclair Broadcast Group, Inc., Emmis Communications Corporation) and commercial & consumer services (Viad Corp., ServiceMaster Management Services) constrained relative returns in the consumer cyclicals sector. Anemic ad revenues at the beginning of the year hurt broadcasting stocks. Shares of Sinclair Broadcast Group, Inc. and Emmis Communications Corporation were weak at the beginning of 2003, but made a return toward year end. Shares of Viad Corp. lagged during the second quarter after the company lowered guidance for its first quarter 2003 results due to an accounting adjustment to a structured notes portfolio. Investors fled the stock due to the pre-announcement, as well as due to concerns surrounding the frequency of the company's negative earnings surprises. The stock recovered at the end of the second quarter as the company announced more positive first quarter results and future strategic options and continued to rally through year end. ServiceMaster Management Services shares suffered during the first part of the second quarter as the company announced below-consensus first quarter earnings due both to harsh winter weather -- which adversely affected its TruGreen and Terminix businesses -- and higher costs from new initiatives. Shares began a solid rally in the second quarter that continued through year end, as the company improved operational execution and a clearer outlook.

The investment banking & brokerage industry (Waddell & Reed Financial, Inc., A.G. Edwards, Inc., Janus Capital Corp.) hampered relative performance in the financial sector, as the money management industry fell during the fourth quarter.

Outlook: U.S. Equity Markets
Corporate earnings are expected to continue rising this year, although at a slower rate than in 2003. The S&P 500 Index/3/ has risen more than 38% since bottoming in March 2003, and now trades at a price/earnings ratio significantly higher than historic averages. Strong economic fundamentals are buoying corporations and the macro environment looks encouraging. Low inflation and interest rates, continued monetary and fiscal policy support, improving employment and increasing corporate spending, as well as a Presidential election year all portend another positive year for stocks.

Portfolio Strategy
Your Met/Putnam Capital Opportunities Portfolio management team takes a bottom-up approach, seeking to identify the most attractive investment opportunities based on valuation while considering overall portfolio construction. We continue to manage the fund with a 12- to 18-month time horizon, and have positioned it for a gradual economic recovery.

Team managed
Putnam Investment Management LLC

Note to investors: Putnam's U.S. Small- and Mid-Cap Core Team has primary responsibility for the day-to-day management of the Portfolio. The following team members coordinate the team's management of the Portfolio: Joseph P. Joseph, Portfolio Leader, has been with Putnam since 1994; Tinh Bui, Portfolio Member, has been with Putnam since 2001 -- prior to 2001, with PPM America; Gerald I. Moore, Portfolio Member, has been with Putnam since 1997.

The views expressed are exclusively those of Putnam Investments as of the date of this report. There can be no assurance or guarantee that Putnam's expectations for future capital markets developments will be realized.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                   Percent of
                   Description                     Net Assets
                   ------------------------------------------
                   iShares Russell 2000 Index Fund   2.46%
                   ------------------------------------------
                   SUPERVALU, Inc.                   2.19%
                   ------------------------------------------
                   Health Net, Inc.                  2.10%
                   ------------------------------------------
                   King Pharmaceuticals, Inc.        2.05%
                   ------------------------------------------
                   BMC Software, Inc.                1.62%
                   ------------------------------------------
                   Rent-A-Center, Inc.               1.61%
                   ------------------------------------------
                   Autoliv, Inc.                     1.51%
                   ------------------------------------------
                   RenaissanceRe Holdings, Ltd.      1.45%
                   ------------------------------------------
                   C.R. Bard, Inc.                   1.44%
                   ------------------------------------------
                   Ryland Group, Inc.                1.44%
                   ------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/Putnam Capital Opportunities Portfolio          For the year ended 12/31/03
(Formerly J.P. Morgan Small Cap Stock Portfolio)
Managed by Putnam Investment Management LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------

                 Met/Putnam Capital Opportunities, managed by
          Putnam Investment Management LLC vs. Russell 2000 Index/1/
                           Growth Based on $10,000+

                                    [CHART]


              Russell 2000      Met/Putnam Capital
                Index/2/      Opportunities Portfolio
              ------------    -----------------------
 05/01/1996     $10,000               $10,000
 06/30/1996       9,978                 9,977
 09/30/1996      10,012                10,149
 12/31/1996      10,533                10,859
 03/31/1997       9,988                10,083
 06/30/1997      11,607                11,623
 09/30/1997      13,334                13,363
 12/31/1997      12,888                13,128
 03/31/1998      14,184                14,730
 06/30/1998      13,523                13,746
 09/30/1998      10,798                10,791
 12/31/1998      12,559                12,419
 03/31/1999      11,877                11,828
 06/30/1999      13,724                13,165
 09/30/1999      12,857                13,285
 12/31/1999      15,229                17,953
 03/31/2000      16,307                19,471
 06/30/2000      15,691                18,097
 09/30/2000      15,865                18,484
 12/31/2000      14,769                16,058
 03/31/2001      13,809                13,599
 06/30/2001      15,781                15,845
 09/30/2001      12,500                12,201
 12/31/2001      15,135                14,706
 03/31/2002      15,739                15,232
 06/30/2002      14,424                13,654
 09/30/2002      11,338                11,112
 12/31/2002      12,035                11,612
 03/31/2003      11,495                10,559
 06/30/2003      14,187                12,652
 09/30/2003      15,473                13,329
 12/31/2003      17,722                14,947




--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/03

                                    [CHART]

Basic Materials     2.0%
Communications      7.4%
Cyclical           16.6%
Diversified         0.5%
Energy              6.7%
Financial          19.0%
Industrial          7.7%
Non-Cyclical       18.5%
Technology         19.0%
Utilities           2.6%

    -------------------------------------------------------------
                                 Average Annual Return/4/
                              (for the period ended 12/31/03
    -------------------------------------------------------------
                          1 Year 3 Year 5 Year Since Inception/5/
    -------------------------------------------------------------
    Met/Putnam Capital
    Opportunities
--  Portfolio--Class A    28.73% -2.36%  3.78%       5.38%
          Class B         28.28%    --     --        4.15%
    -------------------------------------------------------------
- - Russell 2000 Index/1/ 47.25%  6.26%  7.14%       7.72%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.
/1/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $530 million; the median market capitalization was approximately $490 million; the median market capitalization was approximately $395 million. The Index had a market capitalization range of approximately $1.3 billion to $128 million. The Index does not include fees or expenses and is not available for direct investment.
/2/The Russell 2500 Index is an unmanaged index and measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $742.7 million; the median market capitalization was approximately $463.3 million. The Index had a total market capitalization range of approximately $3.1 billion to $116.6 million. The Index does not include fees or expenses and is not available for direct investment.
/3/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment. /4/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.
/5/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96.
Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/Putnam Research Portfolio                       For the year ended 12/31/03
Managed by Putnam Investment Management LLC

Letter to Policyholders

--------------------------------------------------------------------------------


Performance
During the year, the Portfolio underperformed its benchmark but posted strong absolute returns. Strong results in the utilities and healthcare sectors were offset by unfavorable impacts from technology and financials. Over the period, the U.S. equity market rebounded from three declining years and registered its strongest performance since 1997. The U.S. economy also witnessed a healthy recovery, with growth in the third quarter at a level not seen in twenty years.

The sector that detracted most from performance was technology. An underweight to communications equipment maker Cisco Systems, Inc. had the largest negative impact. Its shares posted a strong gain as continued signs of economic growth spurred anticipation of increased corporate technology spending. Semiconductor firms registered among the strongest advances, and the Portfolio's underweight to Texas Instruments, Inc. also hindered performance.

Stock selection in the financial sector also had a negative impact, in particular overweight exposure to mortgage lenders Freddie Mac and Fannie Mae. This was attributable to Freddie Mac's steep decline in June after the company announced a major senior management regime change amid further delays in the completion of its reaudit. The event had a similar impact on Fannie Mae's shares. An overweight to Fifth Third Bancorp also detracted as its shares registered only a minor advance during the year.

Utilities had the largest favorable impact on the Portfolio. Careful stock selection within the sector was most responsible for relative outperformance, primarily due to overweight exposure to Edison International and PG&E Corporation. Shares in both of these names handily outpaced the benchmark over the year.

The healthcare sector also had a positive impact on performance during the period. Stock selection in the sector was particularly beneficial, with a significant boost to results stemming from the avoidance of large-cap pharmaceuticals Merck, Schering-Plough, and Eli Lilly. Each of these names suffered steep declines during a year that witnessed slower drug launches and an increase in generic conversions. Our focus on specialty pharmaceutical firm Forest Laboratories, however, was also helpful as it shares significantly outperformed the overall healthcare sector.

Outlook: U.S. Equity Markets
Overall, corporate earnings are expected to continue to move higher this year, although at a slower rate than experienced in 2003. The S&P 500 Index/1/ has risen more than 38% since bottoming in March 2003, and now trades at a price/earnings ratio significantly higher than historic averages. In addition to strong fundamentals that corporations are currently benefiting from, the macro environment also looks encouraging. Low inflation and interest rates, continued monetary and fiscal policy support, improving employment and increasing corporate spending, as well as a Presidential election year all indicate another positive year for stocks.

Portfolio Strategy
As always, the Portfolio reflects the best of our research ideas. Stocks are selected based on their bottom-up fundamental strengths. We recently added Exxon Mobil Corp. (oil & gas), Colgate-Palmolive Co. (household products), and Family Dollar Stores, Inc. (specialty retail) to the Portfolio. We also expanded our existing position in Verizon Communications, Inc. (diversified telecommunications) and sold off Comcast and Johnson & Johnson (pharmaceuticals).

Putnam Global Equity Research Committee
Putnam Investment Management LLC

The views expressed are exclusively those of Putnam Investment Management LLC as of December 31, 2003. There can be no assurance or guarantee that Putnam's expectations for future capital markets developments will be realized.

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 Pfizer, Inc.                         4.50%
                 ---------------------------------------------
                 Microsoft Corp.                      3.86%
                 ---------------------------------------------
                 American International Group, Inc.   3.62%
                 ---------------------------------------------
                 Wal-Mart Stores, Inc.                2.89%
                 ---------------------------------------------
                 Intel Corp.                          2.81%
                 ---------------------------------------------
                 Exxon Mobil Corp.                    2.79%
                 ---------------------------------------------
                 Citigroup, Inc.                      2.57%
                 ---------------------------------------------
                 Verizon Communications, Inc.         2.54%
                 ---------------------------------------------
                 General Electric Co.                 1.99%
                 ---------------------------------------------
                 Hewlett Packard Co.                  1.82%
                 ---------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/03

                                    [CHART]

Basic Materials     2.4%
Communications      9.5%
Cyclical           16.9%
Diversified         2.8%
Energy              8.4%
Financial          20.8%
Industrial          6.6%
Non-Cyclical       17.5%
Technology         12.7%
Utilities           2.4%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/Putnam Research Portfolio                       For the year ended 12/31/03
Managed by Putnam Investment Management LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------


                   Met/Putnam Research Portfolio, managed by
             Putnam Investment Management LLC vs. S&P 500 Index/1/
                           Growth Based on $10,000+

                                    [CHART]

                                   Met/Putnam Research
                S&P 500 Index/1/        Portfolio
                ----------------   -------------------
 02/12/2001         $10,000              $10,000
 03/31/2001           8,512                8,350
 06/30/2001           9,010                9,000
 09/30/2001           7,687                7,229
 12/31/2001           8,509                8,166
 03/31/2002           8,533                8,106
 06/30/2002           7,389                6,991
 09/30/2002           6,113                5,896
 12/31/2002           6,628                6,467
 03/31/2003           6,420                6,134
 06/30/2003           7,408                7,093
 09/30/2003           7,605                7,265
 12/31/2003           8,531                8,041




    -----------------------------------------------------
                         Average Annual Return/2/
                         (for the period ended 12/31/03)
    -----------------------------------------------------
                         1 Year     Since Inception/3/
    -----------------------------------------------------
    Met/ Putnam Research
    Portfolio--Class A   24.61%           2.74%
--  Class B              24.34%          -7.28%
    -----------------------------------------------------
- - S&P 500 Index/1/     28.69%          -5.30%
    -----------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 10/16/01. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Third Avenue Small Cap Value Portfolio              For the year ended 12/31/03
Managed by Third Avenue Management LLC

Letter to Policyholders

--------------------------------------------------------------------------------


During the calendar year 2003, the Met Investors Series Trust Third Avenue Small Cap Value Portfolio Class A shares appreciated by 41.5%, compared to increases of 28.7%, 47.3% and 46.0%, for the S&P 500/1/, Russell 2000/2/ and Russell 2000 Value/3/ indices, respectively. Since inception in May, 2002, the Portfolio is up 10.3%, compared to gains of 3.8%, 6.8% and 8.2% for the S&P 500, Russell 2000 and Russell 2000 Value indices, respectively.

The strong absolute performance during 2003 was driven by significant appreciation from many of our technology holdings including CommScope, Inc. (up 69%), AVX Corp (up 70%) and Geac Computer Corp., Ltd. (up 91%). Additionally, our investments in financial services companies performed well, led by Ichiyoshi Securities Co., Ltd., a Japanese brokerage firm (up 178%). Finally, the performance of the Portfolio benefited by appreciation in our holdings of energy/coal companies, such as coal producer Fording Canadian Coal Trust (up 98% from our cost).

The negative performance, relative to the small cap indices, was primarily due to our relatively high cash position, which averaged roughly 15% through the year. At Third Avenue Management, we utilize a disciplined bottom-up investment approach to identify securities of companies that we believe to be "Safe and Cheap," based on their financial strength, reasonable management teams, readily available financial information and disclosure and pricing significantly below their private market values. While we uncovered numerous securities that satisfied our "Safe" criteria, it was more difficult to find securities that we believed to be "Cheap," resulting in the higher than normal cash balances.

Additionally, our relative performance was negatively impacted by the nature of the rally in the small-cap indices. Specifically, highly leveraged/speculative companies were strong performers during the period, partially due to declining interest rates and improving capital markets. In this environment, our longstanding focus on companies with strong financial positions did not help our short-term results. Nevertheless, we doubt that such "easy" capital market access will persist for the long term and will therefore continue to invest in equities of companies with strong financial positions.

During the year, we acquired 26 new positions and eliminated 9 positions, increasing the number of holdings in the Portfolio to 68. Particular areas of focus included health care staffing (AMN Healthcare Services Inc., Cross Country Healthcare, Inc., and On Assignment, Inc.), retail (Circuit City Stores, Inc., Dress Barn Inc. (The), and The Buckle, Inc.), energy/coal (Fording Canadian Coal Trust, Willbros Group, Inc., and Smedvig ASA), technology (Advanced Power Technology, Inc. and Scientific-Atlanta, Inc.), financial services/insurance (Brit Insurance Holdings Plc, Mony Group, Inc.
(The), and Leucadia National Corp.) and manufactured/modular housing (Skyline Corp., Cavco Industries, Inc. and Coachman Industries, Inc.). In each case, we identified several well-capitalized companies whose stock prices were depressed below our estimate of private market value due to a weak near-term earnings outlook. Other significant new positions included JAKKS Pacific Inc., Jones Lang LaSalle, Inc., Keith Companies, Inc. (The), Lindsay Manufacturing Co. and Quanta Services, Inc. The Portfolio sales were primarily due to appreciation of securities to the point of gross overvaluation (Ciena Corp., Makita, Roxio, Cap Gemini, Kemet), potential permanent impairments of capital (Aquila), takeovers (Bergesen) or portfolio management/market cap considerations (Brookfield Properties Corp.).

Although valuations are getting stretched in the current rising stock market environment, we remain excited about our Portfolio and are encouraged about several developments that occurred during the year. First, several of our companies utilized their strong financial positions to acquire attractive assets at depressed prices during the year. Examples included CommScope, Inc., Bel Fuse, Inc., Coherent, Inc., Geac Computer Corp., Ltd., LNR Property Corp., Tellabs, Inc. and TriQuint Semiconductor, Inc. Secondly, the management teams of many of our companies have significantly restructured their businesses, resulting in vastly improved cost structures that are starting to yield benefits as business conditions improve. A few of the many examples include AVX Corp, Comverse Technology, Inc., Instinet Group, Inc., Electro Scientific Industries, Inc., and Park Electrochemical Corp. Finally, although dividend tax relief has not had a significant impact on the companies in our Portfolio to date, other than a modest special dividend issued by Westwood Holdings Group, Inc., we believe that several of our holdings will have the opportunity to return cash to shareholders through a special dividend, given their large cash positions and improving business conditions.

Curtis Jensen
Ian Lapey
Portfolio Managers
Third Avenue Management LLC

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                      Percent of
               Description                            Net Assets
               -------------------------------------------------
               LNR Property Corp.                       2.66%
               -------------------------------------------------
               St. Joe Co. (The)                        2.48%
               -------------------------------------------------
               Forest City Enterprises, Inc.--Class A   2.26%
               -------------------------------------------------
               Catellus Development Corp.               2.26%
               -------------------------------------------------
               AVX Corp.                                2.19%
               -------------------------------------------------
               CommScope, Inc.                          2.16%
               -------------------------------------------------
               Alexander & Baldwin, Inc.                2.04%
               -------------------------------------------------
               Trammell Crow Co.                        2.02%
               -------------------------------------------------
               Maxwell Shoe Co., Inc.--Class A          1.94%
               -------------------------------------------------
               Leucadia National Corp.                  1.86%
               -------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/2003
                                    [CHART]

Basic Materials      6.1%
Communications       5.6%
Cyclical            13.3%
Diversified          2.1%
Energy               5.5%
Financial           35.3%
Industrial          21.7%
Non-Cyclical         7.9%
Technology           2.5%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Third Avenue Small Cap Value Portfolio              For the year ended 12/31/03
Managed by Third Avenue Management LLC

Letter to Policyholders (continued)

--------------------------------------------------------------------------------

              Third Avenue Small Cap Value Portfolio, managed by
         Third Avenue Management LLC, vs. Russell 2000 Value Index/3/
                           Growth Based on $10,000+

                                    [CHART]

               Russell 2000           Third Avenue Small
               Value Index/3/         Cap Value Portfolio
               --------------         -------------------
05/01/2002       $10,000                    $10,000
06/30/2002         9,455                      9,240
09/30/2002         7,442                      7,380
12/31/2002         7,808                      8,322
03/31/2003         7,412                      8,040
06/30/2003         9,096                      9,506
09/30/2003         9,799                     10,490
12/31/2003        11,403                     11,777



    -------------------------------------------------------------
                                 Average Annual Return/4/
                                 (for the period ended 12/31/03)
    -------------------------------------------------------------
                                 1 Year     Since Inception/5/
    -------------------------------------------------------------
    Third Avenue Small Cap Value
--  Portfolio--Class A           41.52%           10.28%
      Class B                    41.41%           10.14%
    -------------------------------------------------------------
- - Russell 2000 Value Index/3/  46.03%            8.16%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $530 million; the median market capitalization was approximately $490 million; the median market capitalization was approximately $395 million. The Index had a market capitalization range of approximately $1.3 billion to $128 million. The Index does not include fees or expenses and is not available for direct investment.

/3/The Russell 2000 Value Index is an unmanaged index and measures the performance of those Russell 2000 companies with lower book-to-price ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment. The Index does not include fees or expenses and is not available for direct investment.

/4/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/5/Inception of the Class A and Class B shares is 5/1/02. Index returns are based on an inception date of 5/1/02.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth Portfolio              For the year ended 12/31/03
(Formerly MFS Mid Cap Growth Portfolio)
Managed by T. Rowe Price Associates, Inc.
Letter to Policyholders

--------------------------------------------------------------------------------

U.S. stocks bounced back from a three-year bear market in 2003, with several major indexes finishing the year at their highest levels in nearly two years. After a dismal first quarter blanketed by concern about a double-dip recession and pending war with Iraq, the market began to climb in late March in the midst of the war. A new round of tax cuts and a late-June reduction in the fed funds target rate encouraged investors that the economy would begin to improve. The rally accelerated as the year progressed, aided by stronger corporate earnings growth, mounting evidence of a self-sustaining economic recovery, and repeated assurances from Federal Reserve officials that short-term interest rates could remain low "for a considerable period" due to low inflation. Rising commodity prices were a boon for energy and various industrial and materials companies. Small- and mid-cap shares outperformed large-caps by a substantial margin for the year, and growth outperformed value for the first time in years, led by technology stocks.

The Met Investors Series Trust T. Rowe Price Mid-Cap Growth Portfolio posted a very strong return for the year, outpacing the broad S&P MidCap 400 Index/1/ but modestly trailing the aggressive-growth-oriented Russell Midcap Growth Index/2/.

Top contributors included:

  . Omnicare, Inc., the undisputed leader in pharmacy services for long-term care institutions such as nursing homes, rose steadily throughout the year as the company continued to execute well. Omnicare, Inc., has gained market share and is assimilating recent acquisitions, which should soon begin boosting earnings.

  . Wireless communications service provider Nextel Communications, Inc., which continued to show business strength with new subscriber additions and the success of its Nationwide Direct Connect product.

  . Discount consumer electronics leader Best Buy Co., Inc., which bounced back from depressed levels early in the year on the strength of robust demand for the latest products, such as computers and digital cameras.

Top detractors included:

  . Shares of weight loss services provider Weight Watchers International, Inc. fell due to a lack of near-term visibility for the company's new program innovation in North America and the emerging popularity of low-carbohydrate diets. As the new program gains traction, it is expected to drive growth.

  . Data processor and insurance wholesaler BISYS Group, which delivered a series of earnings disappointments and warnings, causing a serious loss of confidence in management. We eliminated our position.

  . Biotechnology company Vertex Pharmaceuticals, Inc., which fell sharply on the news that it had voluntarily halted trials on its promising experimental rheumatoid arthritis treatment.

The U.S. economy has made significant progress clearing through the debris left by the collapse of the late 1990s bubble and building a new foundation from which to grow. We expect strong Gross Domestic Product (GDP) growth in 2004, though at a slower pace than in the last half of 2003. Enormous productivity gains--the third quarter increase was the largest in 20 years--continued low inflation, a rebound in business capital spending, and recent job gains are all favorable for growth and for the financial markets. However, imbalances from the bubble years remain, and new concerns are cropping up: profligate fiscal and monetary policies, a weak U.S. dollar, and the prospect that these factors, along with stronger economic growth, will create upward pressure on interest rates.

Overall, in our view prospects for equities in 2004 are favorable. Mid-caps have outperformed large-caps for nearly five years, and no longer trade at a substantial valuation discount as in 1999. We believe the current mid-cap outperformance cycle could last three to four more years which may drive mid-cap valuations over large-caps. Yet with the dollar slipping on the heels of a strong run for mid-caps in 2003, a pause in the superior performance of mid-caps should not be unexpected.

Team managed

--------------------------------------------------------------------------------
Top Ten Holdings by Market Value
As of 12/31/03

                                                     Percent of
                Description                          Net Assets
                -----------------------------------------------
                Omnicare, Inc.                         1.97%
                -----------------------------------------------
                ChoicePoint, Inc.                      1.36%
                -----------------------------------------------
                Rockwell Collins, Inc.                 1.21%
                -----------------------------------------------
                Manor Care Inc.                        1.20%
                -----------------------------------------------
                DST Systems, Inc.                      1.19%
                -----------------------------------------------
                BJ Services Co.                        1.19%
                -----------------------------------------------
                Nucor Corp.                            1.17%
                -----------------------------------------------
                Manpower, Inc.                         1.16%
                -----------------------------------------------
                Whole Foods Market, Inc.               1.14%
                -----------------------------------------------
                Nextel Communications, Inc.--Class A   1.07%
                -----------------------------------------------

--------------------------------------------------------------------------------
Portfolio Sectors (% of portfolio market value)
As of 12/31/03

                                    [CHART]

Basic materials       3.9%
Communications       14.4%
Cyclical             12.4%
Diversified           2.3%
Energy                7.6%
Financial             7.3%
Industrial            6.0%
Non-Cyclical         33.1%
Technology           13.0%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth Portfolio              For the year ended 12/31/03
(Formerly MFS Mid Cap Growth Portfolio)
Managed by T. Rowe Price Associates, Inc.
Letter to Policyholders (continued)

--------------------------------------------------------------------------------


              T. Rowe Price Mid-Cap Growth Portfolio, managed by
      T. Rowe Price Associates, Inc., vs. Russell Midcap Growth Index/2/
                           Growth Based on $10,000+

                                    [CHART]

              T. Rowe Price Mid-Cap         Russell Midcap
                Growth Portfolio             Growth Index/5/
                ----------------             ---------------
 2/12/2001          $10,000                      $10,000
 3/31/2001            7,950                        7,729
 6/30/2001            9,500                        8,980
 9/30/2001            6,570                        6,483
12/31/2001            8,340                        8,238
 3/31/2002            7,701                        8,092
 6/30/2002            5,340                        6,614
 9/30/2002            4,350                        5,478
12/31/2002            4,668                        5,981
 3/31/2003            4,577                        5,979
 6/30/2003            5,463                        7,101
 9/30/2003            5,684                        7,609
12/31/2003            6,378                        8,535


    ---------------------------------------------------------------
                                   Average Annual Return/3/
                                   (for the period ended 12/31/03)
    ---------------------------------------------------------------
                                   1 Year     Since Inception/4/
    ---------------------------------------------------------------
    T. Rowe Price Mid-Cap Growth
    Portfolio--Class A             37.12%          -14.48%
--    Class B                      36.64%          -14.44%
      Class E                      36.77%           -6.61%
    ---------------------------------------------------------------
- - Russell Midcap Growth Index/2/ 42.71%           -5.34%
    ---------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.


/1/The S&P MidCap 400 Index consists of 400 domestic stocks of midsize companies (market cap range of $3 billion to $900 million) in the U.S. market. The Index does not include fees or expenses and is not available for direct investment.

/4/The Lipper Mid-Cap Growth Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. The Index is unmanaged, does not include fees or expenses and is not available for direct investment.

/2/The Russell Mid Cap Growth Index is an unmanaged index and measures the performance of those Russell Mid Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
MET/AIM MID CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


        ----------------------------------------------------------------
        Security                                               Value
        Description                                Shares     (Note 2)
        ----------------------------------------------------------------

        Common Stocks - 82.4%
        Auto Components - 1.1%
        Genuine Parts Co........................     80,000 $  2,656,000
                                                            ------------
        Banks - 1.8%
        Marshall & Ilsley Corp..................     33,800    1,292,850
        TCF Financial Corp......................     57,100    2,932,085
                                                            ------------
                                                               4,224,935
                                                            ------------
        Chemicals - 4.6%
        Engelhard Corp..........................     64,000    1,916,800
        International Flavors & Fragrances, Inc.    170,000    5,936,400
        Scotts Co. (The) Class A*(a)............     49,200    2,910,672
                                                            ------------
                                                              10,763,872
                                                            ------------
        Commercial Services & Supplies - 8.0%
        Ceridian Corp.*.........................    240,000    5,025,600
        Certegy, Inc............................     87,200    2,860,160
        Pitney Bowes, Inc.......................     39,300    1,596,366
        Republic Services, Inc..................    165,000    4,228,950
        Valassis Communications, Inc.*(a).......    105,000    3,081,750
        Viad Corp...............................     80,600    2,015,000
                                                            ------------
                                                              18,807,826
                                                            ------------
        Construction Materials - 0.6%
        Martin Marietta Materials, Inc..........     31,200    1,465,464
                                                            ------------
        Containers & Packaging - 1.4%
        Pactiv Corp.*...........................    140,000    3,346,000
                                                            ------------
        Electric Utilities - 3.3%
        FPL Group, Inc..........................     22,500    1,471,950
        TECO Energy, Inc.(a)....................    142,800    2,057,748
        Wisconsin Energy Corp...................    127,000    4,248,150
                                                            ------------
                                                               7,777,848
                                                            ------------
        Electrical Equipment - 1.8%
        Grainger (W.W.), Inc....................     52,400    2,483,236
        Molex, Inc. - Class A...................     59,000    1,732,240
                                                            ------------
                                                               4,215,476
                                                            ------------
        Electronic Equipment & Instruments - 6.9%
        Agilent Technologies, Inc.*.............     66,400    1,941,536
        Amphenol Corp. - Class A*...............     35,000    2,237,550
        L-3 Communications Holdings, Inc.*(a)...     61,400    3,153,504
        Microchip Technology, Inc...............     79,750    2,660,460
        Novellus Systems, Inc.*.................     49,400    2,077,270
        Vishay Intertechnology, Inc.*(a)........     88,000    2,015,200
        Xilinx, Inc.*...........................     57,900    2,243,046
                                                            ------------
                                                              16,328,566
                                                            ------------
        Energy Equipment & Services - 1.0%
        Cooper Cameron Corp.*...................     51,500    2,399,900
                                                            ------------
        Food Products - 2.2%
        Campbell Soup Co........................    190,000    5,092,000
                                                            ------------

       ------------------------------------------------------------------
       Security                                                 Value
       Description                                   Shares    (Note 2)
       ------------------------------------------------------------------

       Food Retailers - 2.0%
       Kroger Co.*.................................. 148,600 $  2,750,586
       Safeway, Inc.*...............................  87,900    1,925,889
                                                             ------------
                                                                4,676,475
                                                             ------------
       Health Care Equipment & Supplies - 7.0%
       Apogent Technologies, Inc.*(a)............... 203,000    4,677,120
       Bard (C.R.), Inc.............................  21,800    1,771,250
       Mettler-Toledo International, Inc.*..........  72,700    3,068,667
       Millipore Corp.*.............................  57,300    2,466,765
       Waters Corp.*................................ 137,000    4,542,920
                                                             ------------
                                                               16,526,722
                                                             ------------
       Hotels, Restaurants & Leisure - 3.8%
       Brunswick Corp............................... 185,000    5,888,550
       Lee Enterprises, Inc.........................  25,900    1,130,535
       Outback Steakhouse, Inc......................  42,000    1,856,820
                                                             ------------
                                                                8,875,905
                                                             ------------
       Household Durables - 2.6%
       Herman Miller, Inc........................... 104,500    2,536,215
       Mohawk Industries, Inc.*.....................  50,400    3,555,216
                                                             ------------
                                                                6,091,431
                                                             ------------
       Household Products - 1.3%
       Newell Rubbermaid, Inc....................... 135,300    3,080,781
                                                             ------------
       Industrial-Diversified - 4.8%
       ITT Industries, Inc..........................  24,400    1,810,724
       Pentair, Inc.................................  71,400    3,262,980
       Roper Industries, Inc........................  58,000    2,857,080
       SPX Corp.*...................................  58,300    3,428,623
                                                             ------------
                                                               11,359,407
                                                             ------------
       Insurance - 3.2%
       ACE, Ltd.....................................  63,000    2,609,460
       MGIC Investment Corp.(a).....................  33,400    1,901,796
       Principal Financial Group, Inc...............  88,000    2,910,160
                                                             ------------
                                                                7,421,416
                                                             ------------
       IT Consulting & Services - 1.0%
       Affiliated Computer Services, Inc. - Class A*  44,200    2,407,132
                                                             ------------
       Machinery - 3.3%
       Dover Corp................................... 140,000    5,565,000
       Rockwell Automation, Inc.....................  65,400    2,328,240
                                                             ------------
                                                                7,893,240
                                                             ------------
       Media - 1.0%
       New York Times Co. - Class A.................  51,100    2,442,069
                                                             ------------
       Oil & Gas - 7.2%
       BJ Services Co.*.............................  67,000    2,405,300
       Devon Energy Corp............................  28,653    1,640,671
       Noble Corp.*.................................  66,000    2,361,480
       Pioneer Natural Resources Co.*...............  80,000    2,554,400
       Smith International, Inc.*...................  57,900    2,404,008

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM MID CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


        ---------------------------------------------------------------
        Security                                              Value
        Description                                Shares    (Note 2)
        ---------------------------------------------------------------

        Oil & Gas - continued
        Valero Energy Corp........................  65,200 $  3,021,368
        XTO Energy, Inc...........................  94,500    2,674,350
                                                           ------------
                                                             17,061,577
                                                           ------------
        Pharmaceuticals - 3.5%
        AmerisourceBergen Corp....................  27,600    1,549,740
        IMS Health, Inc........................... 174,300    4,333,098
        Teva Pharmaceutical Industries, Ltd. (ADR)  43,000    2,438,530
                                                           ------------
                                                              8,321,368
                                                           ------------
        Retail - Specialty - 1.1%
        Family Dollar Stores, Inc.................  72,000    2,583,360
                                                           ------------
        Semiconductor Equipment & Products - 1.2%
        ASML Holding N.V.*(a)..................... 140,200    2,811,010
                                                           ------------
        Software - 4.2%
        Cadence Design Systems, Inc.*.............  71,400    1,283,772
        Computer Associates International, Inc.... 233,100    6,372,954
        Diebold, Inc..............................  42,000    2,262,540
                                                           ------------
                                                              9,919,266
                                                           ------------
        Textiles, Apparel & Luxury Goods - 2.5%
        NIKE, Inc. - Class B......................  39,700    2,717,862
        V.F. Corp.................................  72,000    3,113,280
                                                           ------------
                                                              5,831,142
                                                           ------------
        Total Common Stocks (Cost $165,758,177)             194,380,188
                                                           ------------

     ----------------------------------------------------------------------
     Security                                     Shares/Par     Value
     Description                                    Amount      (Note 2)
     ----------------------------------------------------------------------

     Short-Term Investments - 27.7%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/31/03 at 0.85% to
       be repurchased at $5,000 on 01/02/04
       collateralized by $5,000 FNMA 6.50%
       due 08/15/04 with at value of $5,413...... $     5,000 $      5,000
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/31/03 at 0.85% to
       be repurchased at $52,274,468 on
       01/02/04 collateralized by $53,010,000
       FNMA 1.18% due 07/27/04 with at value
       of $53,321,010............................  52,272,000   52,272,000
     State Street Navigator Securities Lending
       Prime Portfolio(b)........................  13,165,834   13,165,834
                                                              ------------
     Total Short-Term Investments
     (Cost $65,442,834)                                         65,442,834
                                                              ------------

     TOTAL INVESTMENTS - 110.1%
     (Cost $231,201,011)                                       259,823,022

     Other Assets and Liabilities (net) - (10.1%)              (23,773,279)
                                                              ------------

     TOTAL NET ASSETS - 100.0%                                $236,049,743
                                                              ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


           ----------------------------------------------------------
           Security                                         Value
           Description                            Shares   (Note 2)
           ----------------------------------------------------------

           Common Stocks - 90.3%
           Aerospace & Defense - 0.5%
           Engineered Support Systems, Inc.(a)... 21,650 $  1,192,049
                                                         ------------
           Airlines - 0.3%
           Frontier Airlines, Inc.*(a)........... 49,400      704,444
                                                         ------------
           Automobiles - 0.4%
           CarMax, Inc.*......................... 28,400      878,412
                                                         ------------
           Banks - 2.6%
           East West Bancorp, Inc.(a)............ 20,200    1,084,336
           Greater Bay Bancorp................... 22,400      637,952
           PrivateBancorp, Inc.(a)............... 16,200      737,424
           Prosperity Bancshares, Inc............ 28,800      648,576
           Silicon Valley Bancshares*(a)......... 26,000      937,820
           Southwest Bancorp of Texas, Inc....... 20,600      800,310
           UCBH Holdings, Inc.(a)................ 25,000      974,250
                                                         ------------
                                                            5,820,668
                                                         ------------
           Biotechnology - 2.4%
           Affymetrix, Inc.*(a).................. 26,500      652,165
           Ciphergen Biosystems, Inc.*(a)........ 51,900      583,356
           Cytyc Corp.*.......................... 62,800      864,128
           Digene Corp.*(a)...................... 28,900    1,158,890
           Genencor Intl., Inc.*................. 34,600      544,950
           Harvard Bioscience, Inc.*............. 69,300      616,770
           VISX, Inc.*(a)........................ 40,400      935,260
                                                         ------------
                                                            5,355,519
                                                         ------------
           Chemicals - 0.2%
           Spartech Corp.(a)..................... 22,400      551,936
                                                         ------------
           Commercial Services & Supplies - 10.6%
           Administaff, Inc.*(a)................. 57,700    1,002,826
           Advisory Board Co.*................... 25,200      879,732
           aQuantive, Inc.*(a)................... 69,300      710,325
           ASE Test, Ltd.*(a).................... 75,000    1,122,750
           Charles River Associates, Inc.*(a).... 24,100      770,959
           Corinthian Colleges, Inc.*............ 18,000    1,000,080
           Corporate Executive Board Co.*(a)..... 29,000    1,353,430
           CoStar Group, Inc.*................... 33,700    1,404,616
           Digital Insight Corp.*(a)............. 31,700      789,330
           Education Management Corp.*(a)........ 30,700      952,928
           eResearch Technology, Inc.*(a)........ 26,349      669,791
           Euronet Worldwide, Inc.*(a)........... 69,300    1,247,400
           Forrester Research, Inc.*............. 37,500      670,125
           Gen Probe, Inc.*...................... 30,000    1,094,100
           ICON Plc (ADR)*....................... 26,000    1,133,600
           Iron Mountain, Inc.*(a)............... 17,200      680,088
           Kroll, Inc.*.......................... 25,200      655,200
           Kronos, Inc.*......................... 13,900      550,579
           PDI, Inc.*............................ 28,100      753,361
           Pediatrix Medical Group, Inc.*........ 12,600      694,134
           ScanSource, Inc.*(a).................. 19,100      871,342

          ------------------------------------------------------------
          Security                                           Value
          Description                              Shares   (Note 2)
          ------------------------------------------------------------

          Commercial Services & Supplies - continued
          Stericycle, Inc.*....................... 25,400 $  1,186,180
          Sylvan Learning Systems, Inc.*.......... 26,000      748,540
          Tetra Technologies, Inc.*(a)............ 43,300    1,076,438
          Waste Connections, Inc.*................ 22,600      853,602
          Wireless Facilities, Inc.*(a)........... 44,900      667,214
                                                          ------------
                                                            23,538,670
                                                          ------------
          Communications Equipment - 3.2%
          ADTRAN, Inc............................. 16,900      523,900
          Aeroflex, Inc.*(a)...................... 72,900      852,201
          CACI International, Inc. - Class A*(a).. 18,800      914,056
          Intrado, Inc.*.......................... 33,700      739,715
          Plantronics, Inc.*...................... 26,000      848,900
          Polycom, Inc.*(a)....................... 28,900      564,128
          REMEC, Inc.*(a)......................... 69,300      582,813
          SafeNet, Inc.*(a)....................... 39,700    1,221,569
          UTStarcom, Inc.*(a)..................... 22,900      848,903
                                                          ------------
                                                             7,096,185
                                                          ------------
          Computers & Peripherals - 1.6%
          Cray, Inc.*(a).......................... 45,500      451,815
          Lexar Media, Inc.*(a)................... 50,500      880,215
          M-Systems Flash Disk Pioneers, Ltd.*(a). 37,500      648,000
          Neoware Systems, Inc.*(a)............... 31,100      426,070
          SanDisk Corp.*.......................... 10,000      611,400
          Stratasys, Inc.*........................ 21,800      594,268
                                                          ------------
                                                             3,611,768
                                                          ------------
          Construction Materials - 1.1%
          Insight Enterprises, Inc.*(a)........... 57,700    1,084,760
          Toll Brothers, Inc.*(a)................. 16,100      640,136
          Trex Co., Inc.*(a)...................... 18,500      702,630
                                                          ------------
                                                             2,427,526
                                                          ------------
          Electronic Equipment & Instruments - 11.1%
          Actel Corp.*(a)......................... 38,100      918,210
          Applied Films Corp.*(a)................. 48,800    1,611,376
          Avocent Corp.*.......................... 29,800    1,088,296
          Cymer, Inc.*(a)......................... 26,000    1,200,940
          Daktronics, Inc.*(a).................... 32,500      817,700
          FEI Co.*(a)............................. 40,400      909,000
          Fisher Scientific International, Inc.(a) 14,900      616,413
          FLIR Systems, Inc.*(a).................. 28,900    1,054,850
          II-VI, Inc.*(a)......................... 28,900      745,620
          Imax Corp.*(a).......................... 89,800      710,318
          Integrated Circuit Systems, Inc.*(a).... 38,400    1,094,016
          Intersil Corp. - Class A................ 23,576      585,863
          Keithley Instruments, Inc.(a)........... 42,100      770,430
          Micrel, Inc.*(a)........................ 44,900      699,542
          Mykrolis Corp.*......................... 77,100    1,239,768
          OmniVision Technologies, Inc.*(a)....... 17,300      955,825
          PerkinElmer, Inc........................ 41,400      706,698
          Photon Dynamics, Inc.*(a)............... 32,800    1,319,872

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


         --------------------------------------------------------------
         Security                                             Value
         Description                                Shares   (Note 2)
         --------------------------------------------------------------

         Electronic Equipment & Instruments - continued
         Pixelworks, Inc.*......................... 56,100 $    619,344
         Tech Data Corp.*(a)....................... 23,100      916,839
         Tektronix, Inc............................ 32,100    1,014,360
         Trimble Navigation, Ltd.*(a).............. 43,300    1,612,492
         Tripath Technology, Inc.*(a).............. 98,200      677,580
         TTM Technologies, Inc.*(a)................ 56,100      946,968
         Wilson Greatbatch Technologies, Inc.*(a).. 25,400    1,073,658
         Zoran Corp.*(a)........................... 30,900      537,351
                                                           ------------
                                                             24,443,329
                                                           ------------
         Energy Equipment & Services - 0.5%
         FMC Technologies, Inc.*................... 43,300    1,008,890
                                                           ------------
         Financial Services - 2.4%
         Affiliated Managers Group, Inc.*(a)....... 11,700      814,203
         Doral Financial Corp...................... 19,249      621,358
         eSPEED, Inc. - Class A*................... 37,500      877,875
         Investors Financial Services Corp.(a)..... 15,900      610,719
         Jeffries Group, Inc.(a)................... 26,000      858,520
         Knight Trading Group, Inc.*............... 40,300      589,992
         Strayer Education, Inc....................  7,900      859,757
                                                           ------------
                                                              5,232,424
                                                           ------------
         Food & Drug Retailing - 0.6%
         Sunopta, Inc.*(a)......................... 60,600      559,338
         Whole Foods Market, Inc................... 11,400      765,282
                                                           ------------
                                                              1,324,620
                                                           ------------
         Food Products - 1.0%
         Performance Food Group Co.*(a)(b)......... 26,200      947,654
         United Natural Foods, Inc.*............... 36,500    1,310,715
                                                           ------------
                                                              2,258,369
                                                           ------------
         Health Care Equipment & Supplies - 6.4%
         Advanced Neuromodulation Systems, Inc.*(a) 20,199      928,750
         American Medical Systems Holdings, Inc.*.. 18,800      409,840
         Bruker Biosciences Corp.*(a).............. 74,663      339,717
         Closure Medical Corp.*.................... 27,700      939,861
         Cyberonics, Inc.*(a)...................... 26,000      832,260
         Diagnostic Products Corp.(a).............. 12,700      583,057
         ICU Medical, Inc.*(a)..................... 17,350      594,758
         Integra LifeSciences Holdings*(a)......... 25,600      732,928
         Martek Biosciences Corp.*(a).............. 17,300    1,123,981
         OraSure Technologies, Inc.*(a)............ 72,900      580,284
         Priority Healthcare Corp. - Class B*(a)... 31,700      764,287
         ResMed, Inc.*(a).......................... 20,600      855,724
         STERIS Corp.*............................. 34,600      781,960
         Techne Corp.*(a).......................... 23,500      887,830
         Therasense, Inc.*(a)...................... 51,900    1,053,570
         Varian, Inc.*(a).......................... 32,800    1,368,744
         Wright Medical Group, Inc.*............... 22,400      681,856
         Zoll Medical Corp.*(a).................... 19,000      674,120
                                                           ------------
                                                             14,133,527
                                                           ------------

          -----------------------------------------------------------
          Security                                          Value
          Description                             Shares   (Note 2)
          -----------------------------------------------------------

          Health Care Providers & Services - 3.3%
          Accredo Health, Inc.*(a)(b)............ 37,549 $  1,186,924
          Amsurg Corp.*(a)....................... 16,800      636,552
          DaVita, Inc.*.......................... 18,500      721,500
          LifePoint Hospitals, Inc.*(a).......... 36,100    1,063,145
          NBTY, Inc.*............................ 33,700      905,182
          Odyssey Healthcare, Inc.*.............. 36,923    1,080,367
          Triad Hospitals, Inc.*................. 25,700      855,039
          VCA Antech, Inc.*(a)................... 30,900      957,282
                                                         ------------
                                                            7,405,991
                                                         ------------
          Hotels, Restaurants & Leisure - 5.1%
          Alliance Gaming Corp.*................. 41,000    1,010,650
          Kerzner International, Ltd.*........... 19,300      751,928
          Krispy Kreme Doughnuts, Inc.*(a)....... 15,100      552,660
          Mandalay Resort Group(a)............... 16,500      737,880
          Marvel Enterprises, Inc.*(a)........... 34,800    1,013,028
          P.F. Chang's China Bistro, Inc.*(a)(b). 26,000    1,322,880
          Panera Bread Co. - Class A*(a)......... 24,200      956,626
          Penn National Gaming, Inc.*............ 29,300      676,244
          RARE Hospitality International, Inc.*.. 46,150    1,127,906
          Shuffle Master, Inc.*(a)............... 28,600      990,132
          Sonic Corp.*(a)........................ 30,000      918,600
          Station Casinos, Inc................... 28,900      885,207
          Steiner Leisure, Ltd.*................. 28,900      413,270
                                                         ------------
                                                           11,357,011
                                                         ------------
          Household Durables - 0.6%
          Bombay Company, Inc.*(a)............... 73,000      594,220
          TiVo, Inc.*(a)......................... 89,500      662,300
                                                         ------------
                                                            1,256,520
                                                         ------------
          Industrial Conglomerates - 0.3%
          Fastenal Co.(a)........................ 11,200      559,328
                                                         ------------
          Insurance - 0.9%
          HCC Insurance Holdings, Inc.(a)........ 25,700      817,260
          Navigators Group, Inc.*................ 20,200      623,574
          ProAssurance Corp.*(a)................. 19,100      614,065
                                                         ------------
                                                            2,054,899
                                                         ------------
          Internet Software & Services - 0.8%
          CNET Networks, Inc.*(a)................ 69,300      472,626
          Internet Security Systems, Inc.*(a).... 43,800      824,754
          Netease.com, Inc. (ADR)*............... 11,500      424,350
                                                         ------------
                                                            1,721,730
                                                         ------------
          Machinery - 0.3%
          AGCO Corp.*(a)......................... 34,600      696,844
                                                         ------------
          Media - 3.1%
          Cox Radio, Inc. - Class A*(a).......... 26,000      655,980
          Cumulus Media, Inc. - Class A*......... 33,700      741,400
          Entravision Communications Corp.*...... 64,500      715,950
          Getty Images, Inc.*.................... 28,800    1,443,744
          Macrovision Corp.*..................... 44,300    1,000,737

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


    -----------------------------------------------------------------------
    Security                                                      Value
    Description                                        Shares    (Note 2)
    -----------------------------------------------------------------------

    Media - continued
    Pixar, Inc.*(a)...................................  11,100 $    769,119
    Radio One, Inc. - Class A*(a).....................  29,400      574,770
    Radio One, Inc. - Class D*(a).....................  46,200      891,660
                                                               ------------
                                                                  6,793,360
                                                               ------------
    Metals & Mining - 0.3%
    Gibraltar Steel Corp..............................  22,400      563,360
                                                               ------------
    Mutual Funds - 0.3%
    iShares Nasdaq Biotechnology Index Fund...........   9,900      712,305
                                                               ------------
    Oil & Gas - 5.7%
    Cal Dive International, Inc.*(a)..................  56,200    1,354,982
    Chesapeake Energy Corp.(a)........................  55,700      756,406
    Evergreen Resources, Inc.*(a).....................  26,000      845,260
    Grey Wolf, Inc.*(a)............................... 150,100      561,374
    GulfMark Offshore, Inc.*(a).......................  39,400      551,600
    Key Energy Services, Inc.*(a).....................  69,300      714,483
    National-Oilwell, Inc.*...........................  37,500      838,500
    Newfield Exploration Co.*.........................  19,100      850,714
    Patterson-UTI Energy, Inc.*.......................  25,600      842,752
    Pride International, Inc.*(a).....................  42,100      784,744
    Quicksilver Resources, Inc.*(a)...................  23,100      746,130
    Spinnaker Exploration Co.*........................  33,700    1,087,499
    TETRA Technologies, Inc.*.........................  26,550      643,572
    Ultra Petroleum Corp.*............................  23,000      566,260
    Universal Compression Holdings, Inc.*.............  27,500      719,400
    Varco International, Inc.*(a).....................  37,500      773,625
                                                               ------------
                                                                 12,637,301
                                                               ------------
    Pharmaceuticals - 4.7%
    aaiPharma, Inc.*(a)...............................  50,800    1,276,096
    American Pharmaceutical Partners, Inc.*(a)........  28,100      944,160
    Angiotech Pharmaceuticals, Inc.*(a)...............  19,600      901,600
    Cephalon, Inc.*(a)................................   8,400      406,644
    Charles River Laboratories International, Inc.*(a)  25,500      875,415
    Connetics Corp.*(a)...............................  37,500      681,000
    Covance, Inc.*....................................  31,700      849,560
    Invitrogen Corp.*(a)..............................  18,200    1,274,000
    Medicis Pharmaceutical Corp. - Class A(a).........  17,900    1,276,270
    Salix Pharmaceuticals Ltd.*.......................  25,200      571,284
    Taro Pharmaceutical Industries, Ltd. (Israel) -
       Class A*(a)....................................  19,700    1,270,650
                                                               ------------
                                                                 10,326,679
                                                               ------------
    Retail - Specialty - 5.9%
    99 Cents Only Stores*(a)..........................  28,900      786,947
    Chico's FAS, Inc.*(a).............................  33,698    1,245,141
    Claire's Stores, Inc.(a)..........................  35,900      676,356
    Fred's, Inc. - Class A(a).........................  35,150    1,088,947
    GameStop Corp. - Class A*(a)......................  41,000      631,810
    Hollywood Entertainment Corp.*(a).................  44,900      617,375
    Hot Topic, Inc.*(a)...............................  42,825    1,261,625

      --------------------------------------------------------------------
      Security                                                   Value
      Description                                     Shares    (Note 2)
      --------------------------------------------------------------------

      Retail - Specialty - continued
      Jos. A. Bank Clothiers, Inc.*(a)...............  19,900 $    690,331
      MSC Industrial Direct Co., Inc. - Class A(a)...  39,300    1,080,750
      Pacific Sunwear of California, Inc.*(b)........  39,225      828,432
      Quiksilver, Inc.*(a)...........................  31,400      556,722
      Select Comfort Corp.*..........................  35,800      886,408
      Tractor Supply Co.*(a).........................  32,000    1,244,480
      Urban Outfitters, Inc.*(a).....................  39,000    1,444,950
                                                              ------------
                                                                13,040,274
                                                              ------------
      Semiconductor Equipment & Products - 5.3%
      02Micro International, Ltd.*(a)................  49,400    1,106,560
      Asyst Technologies, Inc.*(a)...................  54,800      950,780
      ChipPAC, Inc. - Class A*(a).................... 138,500    1,051,215
      Entegris, Inc.*(a).............................  63,500      815,975
      Exar Corp.*(a).................................  40,400      690,032
      Microsemi Corp.*...............................  25,600      629,248
      NVIDIA Corp.*(a)...............................  26,900      625,425
      Power Integrations, Inc.*(a)...................  19,600      655,816
      Semtech Corp.*(a)..............................  41,500      943,295
      Skyworks Solutions, Inc.*(a)...................  78,500      682,950
      Ultratech, Inc.*...............................  25,200      740,124
      Varian Semiconductor Equipment Associates,
        Inc.*(a).....................................  28,700    1,253,903
      Veeco Instruments, Inc.*.......................  23,100      651,420
      Xicor, Inc.*...................................  75,000      850,500
                                                              ------------
                                                                11,647,243
                                                              ------------
      Software - 8.2%
      Activision, Inc.*(a)...........................  50,500      919,100
      Alliance Data Systems Corp.*(a)................  24,100      667,088
      Anteon International Corp.*....................  26,000      937,300
      Autodesk, Inc.(a)..............................  32,000      786,560
      Avid Technology, Inc.*(a)......................  16,800      806,400
      Business Objects S.A. (ADR)*(a)................  23,100      800,877
      Cognizant Technology Solutions Corp. - Class A*  22,700    1,036,028
      Cognos, Inc.*(a)...............................  25,200      771,624
      DoubleClick, Inc.*(a)..........................  63,600      649,992
      Interwoven, Inc.*(a)...........................  44,550      563,112
      Leapfrog Enterprises, Inc.*(a).................  20,200      535,906
      Macromedia, Inc.*(a)(b)........................  57,700    1,029,368
      Magma Design Automation, Inc.*(a)..............  28,900      674,526
      Micromuse, Inc.*(a)............................  96,000      662,400
      National Instruments Corp.(a)..................  22,700    1,032,169
      Netegrity, Inc.*(a)............................  69,300      714,483
      NetScreen Technologies, Inc.*(a)...............  31,700      784,575
      Network Associates, Inc.*(a)...................  45,377      682,470
      Pinnacle Systems, Inc.*(a).....................  68,100      580,893
      Red Hat, Inc.*(a).............................. 106,300    1,995,251
      Take-Two Interactive Software, Inc.*(a)........  19,600      564,676
      Websense, Inc.*(a).............................  30,000      877,200
                                                              ------------
                                                                18,071,998
                                                              ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


     ----------------------------------------------------------------------
     Security                                     Shares/Par     Value
     Description                                    Amount      (Note 2)
     ----------------------------------------------------------------------

     Textiles, Apparel & Luxury Goods - 0.6%
     bebe stores, inc.*(a).......................      23,600 $    613,364
     Fossil, Inc.*...............................      21,950      614,819
                                                              ------------
                                                                 1,228,183
                                                              ------------
     Total Common Stocks
       (Cost $160,787,346)                                     199,651,362
                                                              ------------

     Short-Term Investments - 34.0%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/31/03 at 0.85% to
       be repurchased at $25,819,219 on
       01/02/04 collateralized by $26,185,000
       FNMA 1.180% due 07/27/04 with a value
       of $26,338,627............................ $25,818,000 $ 25,818,000
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/31/03 at 0.85% to
       be repurchased at $7,000 on 01/02/04
       collateralized by $10,000 SLMA 3.375%
       due 07/15/04 with a value of $10,271......       7,000        7,000
     State Street Navigator Securities Lending
       Prime Portfolio(c)........................  49,188,898   49,188,898
     U.S. Treasury Bill, 0.010%, due
       03/18/04(b)...............................     300,000      299,472
                                                              ------------
     Total Short-Term Investments
     (Cost $75,313,242)                                         75,313,370
                                                              ------------

     TOTAL INVESTMENTS - 124.3%
     (Cost $236,100,588)                                       274,964,732

     Other Assets and Liabilities (net) - (24.3%)              (53,759,553)
                                                              ------------

     TOTAL NET ASSETS - 100.0%                                $221,205,179
                                                              ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) All or a portion of these securities have been segregated to cover open futures contracts and written option contracts.

(c) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

SLMA - Student Loan Marketing Association

                                                           Number of  Value
  Call Options                     Expiration Strike Price Contracts (Note 2)
  -------------------------------- ---------- ------------ --------- --------
  NVIDIA Corp..................... 1/17/2004     $22.50       (76)   $ (9,880)
  Pixar........................... 1/17/2004      75.00       (18)       (450)
  Red Hat, Inc.................... 1/17/2004      20.00       (36)     (1,620)
  Sandisk Corp.................... 1/17/2004      75.00       (78)     (1,170)
  Sandisk Corp.................... 1/17/2004      65.00       (22)     (2,750)
                                                                     --------
  (Written Option Premium $32,033)                                   $(15,870)
                                                                     ========

                       See notes to financial statements

MET INVESTORS SERIES TRUST
HARRIS OAKMARK INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


         -------------------------------------------------------------
         Security                                            Value
         Description                             Shares     (Note 2)
         -------------------------------------------------------------

         Common Stocks - 94.5%
         Australia - 4.1%
         Australia & New Zealand Banking Group,
           Ltd. Npv............................   571,000 $  7,601,243
         John Fairfax Holdings, Ltd............ 2,070,000    5,486,297
                                                          ------------
                                                            13,087,540
                                                          ------------
         Finland - 1.7%
         Metso Corp............................   452,300    5,516,396
                                                          ------------
         France - 16.6%
         Aventis S.A...........................   180,800   11,936,670
         BNP Paribas S.A.......................    86,200    5,421,698
         Compagnie Generale des Establissements
           Michelin............................   116,400    5,335,427
         Neopost S.A...........................   180,500    9,096,842
         Pernod-Ricard S.A.(a).................    47,200    5,242,251
         Publicis Groupe(a)....................   194,700    6,304,527
         Vivendi Universal S.A.*(a)............   405,600    9,847,662
                                                          ------------
                                                            53,185,077
                                                          ------------
         Germany - 7.3%
         Bayerische Motoren Werke (BMW) AG.....   159,900    7,403,878
         Deutsche Boerse AG....................   139,800    7,635,716
         Henkel KGaA...........................   113,900    8,365,102
                                                          ------------
                                                            23,404,696
                                                          ------------
         Hong Kong - 0.9%
         Giordano International, Ltd........... 6,384,000    2,939,662
                                                          ------------
         Ireland - 2.7%
         Bank of Ireland.......................   623,900    8,489,697
                                                          ------------
         Israel - 0.4%
         Orbotech, Ltd.*.......................    49,000    1,172,080
                                                          ------------
         Italy - 4.1%
         Banco Popolare di Verona e Novara Scrl   222,500    3,762,149
         Bulgari S.p.A.(a).....................   560,000    5,185,956
         Sanpaolo IMI S.p.A.(a)................   325,000    4,234,064
                                                          ------------
                                                            13,182,169
                                                          ------------
         Japan - 7.3%
         Daiwa Securities Group, Inc...........   987,000    6,716,040
         Meitec Corp...........................   151,500    5,826,107
         Nintendo Co., Ltd.....................    21,100    1,969,478
         Takeda Chemical Industries, Ltd.......   224,600    8,909,787
                                                          ------------
                                                            23,421,412
                                                          ------------
         Mexico - 4.0%
         Fomento Economico Mexicano,
           S.A. de C.V. (ADR)..................   146,700    5,410,296
         Grupo Televisa, S.A. (ADR)............   182,000    7,254,520
                                                          ------------
                                                            12,664,816
                                                          ------------

         --------------------------------------------------------------
         Security                                             Value
         Description                              Shares     (Note 2)
         --------------------------------------------------------------

         Netherlands - 6.1%
         Akzo Nobel N.V.........................   251,500 $  9,696,453
         Euronext N.V...........................   394,100    9,965,688
                                                           ------------
                                                             19,662,141
                                                           ------------
         Singapore - 1.5%
         United Overseas Bank, Ltd..............   602,400    4,682,141
                                                           ------------
         South Korea - 4.3%
         Lotte Chilsung Beverage Co., Ltd.......    10,660    5,314,343
         SK Telecom Co., Ltd....................    51,500    8,601,343
                                                           ------------
                                                             13,915,686
                                                           ------------
         Sweden - 0.8%
         Svenska Handelsbanken AB...............    22,500      459,835
         Telefonaktiebolaget LM Ericsson*....... 1,191,800    2,137,446
                                                           ------------
                                                              2,597,281
                                                           ------------
         Switzerland -13.1%
         Credit Suisse Group....................   100,600    3,679,100
         Givaudan S.A...........................    16,290    8,452,420
         Lonza Group AG.........................   137,600    7,907,023
         Nestle S.A.............................    41,100   10,264,204
         Novartis AG............................   163,900    7,437,958
         Swatch Group AG........................   176,500    4,208,155
                                                           ------------
                                                             41,948,860
                                                           ------------
         United Kingdom - 19.6%
         Aegis Group Plc........................   685,500    1,208,357
         Associated British Ports Holdings Plc..   833,800    6,682,807
         Cadbury Schweppes Plc.................. 1,290,600    9,451,287
         Diageo Plc.............................   885,300   11,615,248
         GlaxoSmithKline Plc....................   452,700   10,343,587
         J Sainsbury Plc........................   894,300    4,992,651
         Michael Page International Plc......... 1,415,000    4,698,076
         Reed International Plc................. 1,010,000    8,424,059
         Signet Group Plc....................... 2,868,000    5,273,113
                                                           ------------
                                                             62,689,185
                                                           ------------
         Total Common Stocks (Cost $251,396,822)            302,558,839
                                                           ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
HARRIS OAKMARK INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


      -------------------------------------------------------------------
      Security                                  Shares/Par     Value
      Description                                 Amount      (Note 2)
      -------------------------------------------------------------------

      Short-Term Investments - 11.6%
      State Street Bank and Trust Co.,
        Repurchase Agreement, dated
        12/31/03 at 0.15% to be repurchased
        at $17,719,148 on 01/02/04
        collateralized by $17,770,000 FHLB
        3.750% due 02/13/04 with a value of
        $18,073,920............................ $17,719,000 $ 17,719,000
      State Street Bank and Trust Co.,
        Repurchase Agreement, dated
        12/31/03 at 0.15% to be repurchased
        at $20,000 on 01/02/04 collateralized
        by $25,000 FHLB 1.250% due
        07/02/04 with a value of $25,017.......      20,000       20,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).....................  19,276,250   19,276,250
                                                            ------------

      TOTAL INVESTMENTS - 106.1%
      (Cost $288,412,072)                                    339,574,089

      Other Assets and Liabilities (net) - (6.1%)            (19,571,586)
                                                            ------------

      TOTAL NET ASSETS - 100.0%                             $320,002,503
                                                            ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLB - Federal Home Loan Bank

              Summary of Total Foreign Securities by Industry Classification 12/31/2003
              -------------------------------------------------------------------------
                                                       Value          Percent of
              Industry                                 (000)          Net Assets
              -------------------------------------------------------------------------
              Apparel & Textiles                      $  5,186            1.6%
              Automotive                                12,739            4.0%
              Banking                                   30,729            9.5%
              Beverages, Food & Tobacco                 32,115           10.0%
              Biotechnology                              7,907            2.5%
              Business Services                          4,698            1.5%
              Chemicals                                 18,149            5.7%
              Communications                            30,992            9.7%
              Electronics                                1,172            0.4%
              Entertainment & Leisure                    1,969            0.6%
              Financial Services                        31,918           10.0%
              Food & Drug Retailing                     20,176            6.3%
              Household Products                         8,365            2.6%
              Industrial Machinery                       5,516            1.7%
              Media-Broadcasting & Publishing           18,272            5.7%
              Office Furnishings & Supplies              9,097            2.8%
              Pharmaceuticals                           38,628           12.1%
              Retailers                                 12,421            3.9%
              Software                                   5,826            1.8%
              Transportation                             6,683            2.1%
                                                         --------        ----
                                                      $302,558           94.5%
                                                         ========        ====


                       See notes to financial statements

MET INVESTORS SERIES TRUST
JANUS AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


          ------------------------------------------------------------
          Security                                           Value
          Description                             Shares    (Note 2)
          ------------------------------------------------------------

          Common Stocks - 94.9%
          Aerospace & Defense - 2.7%
          Lockheed Martin Corp...................  63,470 $  3,262,358
          United Technologies Corp...............  43,155    4,089,799
                                                          ------------
                                                             7,352,157
                                                          ------------
          Air Freight & Logistics - 3.8%
          C.H. Robinson Worldwide, Inc...........  64,845    2,458,274
          FedEx Corp.............................  33,900    2,288,250
          J.B. Hunt Transport Services, Inc.*....  61,980    1,674,080
          United Parcel Service, Inc. - Class B..  55,310    4,123,360
                                                          ------------
                                                            10,543,964
                                                          ------------
          Airlines - 2.0%
          Ryanair Holdings PLC (ADR)*(a).........  51,360    2,600,871
          Southwest Airlines Co.................. 174,430    2,815,300
                                                          ------------
                                                             5,416,171
                                                          ------------
          Auto Components - 1.4%
          Advance Auto Parts, Inc.*(a)...........  46,095    3,752,133
                                                          ------------
          Banks - 3.6%
          Capital One Financial Corp.............  37,380    2,291,020
          Mitsubishi Tokyo Financial Group, Inc..     422    3,292,967
          Northern Trust Corp....................  58,065    2,695,377
          UCBH Holdings, Inc.(a).................  40,810    1,590,366
                                                          ------------
                                                             9,869,730
                                                          ------------
          Commercial Services & Supplies - 2.8%
          Canon, Inc.............................  51,000    2,375,414
          Iron Mountain, Inc.*...................  56,400    2,230,056
          Manpower, Inc..........................  67,195    3,163,541
                                                          ------------
                                                             7,769,011
                                                          ------------
          Communications Equipment - 1.1%
          Corning, Inc.*......................... 302,245    3,152,415
                                                          ------------
          Containers & Packaging - 1.2%
          Ball Corp..............................  53,680    3,197,718
                                                          ------------
          Financials - Diversified - 5.0%
          American Express Co....................  38,230    1,843,833
          Citigroup, Inc......................... 103,675    5,032,384
          H&R Block, Inc.........................  58,780    3,254,649
          Nomura Securities Co., Ltd.............  74,000    1,260,559
          SLM Corp...............................  67,995    2,562,052
                                                          ------------
                                                            13,953,477
                                                          ------------
          Food & Drug Retailing - 2.1%
          SYSCO Corp.............................  66,595    2,479,332
          Walgreen Co............................  38,285    1,392,808
          Whole Foods Market, Inc................  30,310    2,034,710
                                                          ------------
                                                             5,906,850
                                                          ------------
          Health Care Equipment & Supplies - 4.0%
          Medtronic, Inc.........................  95,025    4,619,165
          Varian Medical Systems, Inc.*..........  44,430    3,070,113
          Zimmer Holdings, Inc.*.................  47,225    3,324,640
                                                          ------------
                                                            11,013,918
                                                          ------------

    ------------------------------------------------------------------------
    Security                                                       Value
    Description                                         Shares    (Note 2)
    ------------------------------------------------------------------------

    Health Care Providers & Services - 2.4%
    Neurocrine Biosciences, Inc.*(a)...................  52,480 $  2,862,259
    UnitedHealth Group, Inc............................  66,455    3,866,352
                                                                ------------
                                                                   6,728,611
                                                                ------------
    Hotels, Restaurants & Leisure - 2.3%
    Four Seasons Hotels, Inc.(a).......................  83,225    4,256,959
    Starwood Hotels & Resorts Worldwide, Inc. - Class B  59,805    2,151,186
                                                                ------------
                                                                   6,408,145
                                                                ------------
    Household Durables - 2.4%
    Harman International Industries, Inc...............  44,355    3,281,383
    Lennar Corp. - Class A.............................  34,825    3,343,200
                                                                ------------
                                                                   6,624,583
                                                                ------------
    Household Products - 0.8%
    Colgate-Palmolive Co...............................  46,645    2,334,582
                                                                ------------
    Industrial - Diversified - 2.2%
    3M Co..............................................  38,835    3,302,140
    Tyco International, Ltd............................ 103,075    2,731,488
                                                                ------------
                                                                   6,033,628
                                                                ------------
    Internet & Catalog Retail - 1.3%
    Amazon.com, Inc.*..................................  66,325    3,491,348
                                                                ------------
    Internet Software & Services - 2.6%
    Yahoo!, Inc.*...................................... 158,245    7,147,927
                                                                ------------
    IT Consulting & Services - 0.8%
    Fiserv, Inc.*......................................  55,525    2,193,793
                                                                ------------
    Media - 7.5%
    British Sky Broadcasting Group PLC *............... 214,360    2,689,984
    Clear Channel Communications, Inc.................. 102,590    4,804,290
    Comcast Corp. - Class A*........................... 115,525    3,613,622
    Marvel Enterprises, Inc.*(a).......................  24,050      700,095
    Time Warner, Inc.*................................. 423,670    7,621,823
    XM Satellite Radio Holdings, Inc. - Class A*(a)....  55,035    1,450,723
                                                                ------------
                                                                  20,880,537
                                                                ------------
    Oil & Gas - 3.5%
    BJ Services Co.*...................................  30,715    1,102,669
    EOG Resources, Inc.................................  23,860    1,101,616
    Kinder Morgan, Inc.................................  45,885    2,711,803
    Total Fina Elf S.A. (ADR)..........................  51,500    4,764,265
                                                                ------------
                                                                   9,680,353
                                                                ------------
    Pharmaceuticals - 9.0%
    Alcon, Inc.........................................  67,175    4,066,774
    Amgen, Inc.*.......................................  76,890    4,751,802
    Barr Pharmaceuticals, Inc.*........................   6,090      468,625
    Celgene Corp.*.....................................  36,385    1,638,053
    Genentech, Inc.*...................................  25,780    2,412,235
    Pfizer, Inc........................................  61,955    2,188,870
    Roche Holding AG...................................  45,777    4,615,437
    SICOR, Inc.*.......................................  49,715    1,352,248
    Teva Pharmaceutical Industries, Ltd. (ADR).........  58,260    3,303,925
                                                                ------------
                                                                  24,797,969
                                                                ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
JANUS AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


        ----------------------------------------------------------------
        Security                                               Value
        Description                                 Shares    (Note 2)
        ----------------------------------------------------------------

        Retail - Multiline - 1.0%
        LVMH Moet Hennessy Louis Vuitton S.A.......  39,107 $  2,843,045
                                                            ------------
        Retail - Specialty - 2.2%
        Staples, Inc.*............................. 140,825    3,844,522
        Tiffany & Co...............................  48,370    2,186,324
                                                            ------------
                                                               6,030,846
                                                            ------------
        Semiconductor Equipment & Products - 12.2%
        Advanced Micro Devices, Inc.*(a)........... 194,090    2,891,941
        Applied Materials, Inc.*................... 269,960    6,060,602
        Intel Corp................................. 110,285    3,551,177
        Intersil Corp. - Class A...................  34,805      864,904
        KLA-Tencor Corp.*..........................  45,520    2,670,659
        Maxim Integrated Products, Inc............. 181,905    9,058,869
        NVIDIA Corp.*(a)...........................  86,060    2,000,895
        Texas Instruments, Inc..................... 223,290    6,560,260
                                                            ------------
                                                              33,659,307
                                                            ------------
        Software - 7.6%
        BMC Software, Inc.*........................ 150,370    2,804,401
        Cadence Design Systems, Inc.*.............. 168,885    3,036,552
        Check Point Software Technologies, Ltd.*(a) 121,345    2,041,023
        Electronic Arts, Inc.*.....................  20,395      974,473
        EMC Corp.*................................. 244,255    3,155,775
        Intuit, Inc.*..............................  64,025    3,387,563
        SAP AG.....................................  21,425    3,594,309
        VERITAS Software Corp.*....................  53,995    2,006,454
                                                            ------------
                                                              21,000,550
                                                            ------------
        Telecommunication Services - Diversified - 4.8%
        CIENA Corp.*............................... 126,865      842,384
        Cisco Systems, Inc.*....................... 387,115    9,403,023
        Nokia Oyj (ADR)............................ 184,890    3,143,130
                                                            ------------
                                                              13,388,537
                                                            ------------
        Telecommunication Services - Wireless - 1.8%
        Nextel Partners, Inc. - Class A*(a)........ 212,200    2,854,090
        UTStarcom, Inc.*(a)........................  59,495    2,205,480
                                                            ------------
                                                               5,059,570
                                                            ------------
        Transportation - 0.8%
        Werner Enterprises, Inc.(a)................ 114,430    2,230,241
                                                            ------------
        Total Common Stocks (Cost $225,967,323)              262,461,116
                                                            ------------

     ---------------------------------------------------------------------
     Security                                    Shares/Par     Value
     Description                                   Amount      (Note 2)
     ---------------------------------------------------------------------

     Short-Term Investments - 12.6%
     Prudential Funding Corp., 0.850%,
       due 01/02/04............................. $13,100,000 $ 13,099,691
     State Street Bank and Trust Co., Repurchase
       Agreement, dated 12/31/03 at 0.100% to
       be repurchased at $1,119,006 on
       01/02/04 collaterized by $1,070,000
       FNMA 5.25% due 06/15/06 with a value
       of $1,146,059............................   1,119,000    1,119,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).......................  20,617,119   20,617,119
                                                             ------------
     Total Short-Term Investments
     (Cost $34,835,810)                                        34,835,810
                                                             ------------

     TOTAL INVESTMENTS - 107.5%
     (Cost $ 260,803,133)                                     297,296,926

     Other Assets and Liabilities (net) - (7.5%)              (20,769,010)
                                                             ------------

     TOTAL NET ASSETS - 100.0%                               $276,527,916
                                                             ============

Portfolio Footnotes:

*   Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


      --------------------------------------------------------------------
      Security                                       Par         Value
      Description                                   Amount      (Note 2)
      --------------------------------------------------------------------

      Domestic Bonds & Debt Securities - 92.3%
      Aerospace & Defense - 0.4%
      Boeing Co. 6.125%, due
        02/15/33(a)(d)........................... $   105,000 $    105,705
      Bombardier, Inc. 6.750%, due 05/01/12
        (144A)(b)(d).............................     115,000      126,212
      General Dynamics Corp. 2.125%, due
        05/15/06.................................     325,000      323,300
      Lockheed Martin Corp. 8.500%, due
        12/01/29.................................     100,000      131,437
                                                              ------------
                                                                   686,654
                                                              ------------
      Asset-Backed Securities - 11.9%
      American Express Credit Account Master,
        Class A 1.690%, due 01/15/09(d)..........     715,000      701,899
      Americredit Automobile Receivables Trust,
        Class A
       2.750%, due 10/09/07(d)...................     285,000      287,945
       3.480%, due 05/06/10(d)...................     450,000      458,842
      Bank One Issuance Trust
       3.590%, due 05/17/10(d)...................   1,210,000    1,229,983
       4.770%, due 02/16/16(d)...................     495,000      469,915
      Capital Auto Receivables Asset Trust
        1.960%, due 01/15/09(d)..................     545,000      531,832
      Capital One Auto Financial Trust 3.180%,
        due 09/15/10(d)..........................     220,000      220,618
      Capital One Master Trust 4.600%, due
        08/17/09(d)..............................     820,000      861,199
      Capital One Multi-Asset Execution Trust
       2.950%, due 08/17/09(d)...................     770,000      776,054
       3.650%, due 07/15/11(d)...................   1,000,000      998,877
      Capital One Multi-Asset Execution Trust, -
        Class A1 1.490%, due 01/15/09(d)//\/.....   1,450,000    1,457,318
      Citibank Credit Card Issuance Trust
       6.150%, due 03/10/11(d)...................   1,230,000    1,358,832
       5.000%, due 06/10/15(d)...................     365,000      351,133
      Countrywide Asset-Backed Certificates
       3.613%, due 04/25/30(d)...................     375,000      378,529
       5.413%, due 01/25/34(d)...................     340,000      346,007
      Countrywide Home Loans 5.500%,
        due 08/25/33(d)..........................     941,564      947,167
      First USA Credit Card Master Trust, Class B
        1.460%, due 11/20/06//\/.................     790,000      790,801
      Long Beach Mortgage Loan Trust 1.4813%,
        due 08/25/33.............................   1,050,000    1,050,054
      M&I Auto Loan Trust 2.970%, due
        04/20/09.................................     275,000      275,212
      Morgan Stanley Auto Loan Trust, Class A
        2.170%, due 04/15/11.....................     415,000      409,785
      Onyx Acceptance Owner Trust 2.660%, due
        05/17/10.................................     400,000      398,128

       -----------------------------------------------------------------
       Security                                    Par         Value
       Description                                Amount      (Note 2)
       -----------------------------------------------------------------

       Asset-Backed Securities - continued
       Option One Mortgage Loan Trust 1.460%,
         due 08/25/33//\/...................... $   384,829 $    384,815
       Peco Energy Transition Trust, 1999-A A4
         5.800%, due 03/01/07..................     422,052      436,125
       PSE&G Transition Funding LLC 6.610%,
         due 06/15/15..........................     470,000      537,410
       Residential Asset Securities Corp.
        3.372%, due 11/25/28//\/...............     445,000      448,108
        1.390%, due 07/25/32//\/...............     326,894      327,183
        1.430%, due 07/25/33//\/...............     655,142      653,972
       SLM Student Loan Trust 2.990%, due
         12/15/22..............................     910,000      913,290
       Triad Automobile Receivables Owner Trust
         3.200%, due 12/13/10..................     465,000      467,648
       Volkswagen Auto Loan Enhanced Trust
         2.940%, due 03/22/10..................     550,000      550,978
       WFS Financial Owner Trust 3.150%, due
         05/20/11..............................     350,000      352,049
       Wachovia Asset Securitization
        1.570%, due 12/25/32//\/...............     443,007      444,002
        1.401%, due 06/25/33//\/...............     680,000      680,317
                                                            ------------
                                                              20,496,027
                                                            ------------
       Automobiles - 0.4%
       Hyundai Motor Manufacturing LLC 5.300%,
         due 12/19/08 (144A)(b)................     445,000      446,908
       Lear Corp. 8.110%, due 05/15/09.........     150,000      177,187
       TRW Automotive, Inc. 9.375%, due
         02/15/13 (144A)(b)....................      85,000       97,538
                                                            ------------
                                                                 721,633
                                                            ------------
       Automotive - 1.7%
       DaimlerChrysler NA Holdings
        4.050%, due 06/04/08(d)................     335,000      333,052
        6.500%, due 11/15/13(d)................     315,000      332,430
        8.500%, due 01/18/31(d)................      85,000      101,856
       Delphi Corp. 6.500%, due 08/15/13(d)....     310,000      326,132
       General Motors Corp.
        7.200%, due 01/15/11(a)................     555,000      611,063
        6.875%, due 09/15/11...................     275,000      296,655
        8.250%, due 07/15/23(a)................     180,000      204,898
        8.375%, due 07/15/33...................     625,000      727,689
                                                            ------------
                                                               2,933,775
                                                            ------------
       Banks - 5.2%
       Abbey National Capital Trust 8.963%, due
         12/29/49(d)//\/.......................      80,000      106,605
       ABN Amro NA Holding Capital 6.523%, due
         12/31/49 (144A)(b)(d)//\/.............     425,000      460,606
       ANZ Capital Trust 5.360%, due 12/29/49
         (144A)(b)(d)..........................     855,000      855,426

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


        ----------------------------------------------------------------
        Security                                   Par         Value
        Description                               Amount      (Note 2)
        ----------------------------------------------------------------

        Banks - continued
        Bank of America Corp. 3.250%, due
          08/15/08(a)(d)....................... $   460,000 $    454,893
        Bank One Capital III 8.750%, due
          09/01/30(d)..........................     195,000      257,159
        BB&T Corp. 5.200%, due 12/23/15(d).....     235,000      233,473
        BNP Paribas Capital Trust 9.003%, due
          12/29/49 (144A)(b)(d)//\/............     355,000      445,056
        Cadets Trust 4.800%, due 07/15/13
          (144A)(b)(d).........................     220,000      210,536
        Capital One Bank 4.875%, due
          05/15/08(d)..........................     250,000      257,539
        Fleet Boston Corp. 7.375%, due
          12/01/09(a)..........................      70,000       82,287
        HSBC Capital Funding LP
         4.610%, due 12/29/49 (144A)(b)//\/....     285,000      268,470
         9.547%, due 12/31/49 (144A)(b)//\/....     350,000      445,459
        KBC Bank Funding Trust III 9.860%, due
          11/29/49 (144A)(b)//\/...............     215,000      272,877
        KFW International Finance 4.750%, due
          01/24/07.............................     405,000      434,771
        Popular North America, Inc. 4.250%, due
          04/01/08.............................     220,000      224,194
        Rabobank Capital Fund II 5.260%, due
          12/29/49 (144A)(b)...................     705,000      707,607
        RBS Capital Trust I
         4.709%, due 12/29/49//\/..............     485,000      464,782
         6.425%, due 12/29/49//\/..............     120,000      121,823
        Sovereign Bank 4.375%, due 08/01/13//\/     260,000      262,212
        SunTrust Banks, Inc. 2.500%, due
          11/01/06.............................     525,000      526,420
        US Bank NA 2.850%, due 11/15/06........     695,000      698,839
        Washington Mutual, Inc. 4.000%, due
          01/15/09.............................     460,000      461,319
        Westpac Capital Trust III 5.819%, due
          12/29/49 (144A)(b)//\/...............     525,000      544,500
        Zions Bancorp 6.000%, due 09/15/15.....     240,000      252,278
                                                            ------------
                                                               9,049,131
                                                            ------------
        Chemicals - 0.6%
        Dow Chemical Co.
         6.000%, due 10/01/12..................     240,000      253,063
         7.375%, due 11/01/29(d)...............      70,000       78,510
        Huntsman International LLC 9.875%, due
          03/01/09.............................      70,000       77,000
        ICI Wilmington, Inc. 5.625%, due
          12/01/13.............................     340,000      342,280
        Lyondell Chemical Co. 10.875%, due
          05/01/09.............................     120,000      123,600
        PolyOne Corp. 10.625%, due
          05/15/10(a)..........................     120,000      120,600
                                                            ------------
                                                                 995,053
                                                            ------------

      -------------------------------------------------------------------
      Security                                      Par         Value
      Description                                  Amount      (Note 2)
      -------------------------------------------------------------------

      Collateralized Mortgage Obligations - 8.7%
      Banc of America Commercial Mortgage,
        Inc. 5.061%, due 03/11/41(d)............ $ 1,025,000 $  1,042,017
      Bear Stearns Commercial Mortgage
        Securities, Inc. 4.680%, due
        08/13/39(d).............................     980,000      971,193
      CS First Boston Mortgage Securities Corp.
       4.597%, due 03/15/35(d)..................     325,000      321,806
       6.380%, due 12/16/35(d)..................   1,075,000    1,191,119
       7.290%, due 09/15/41(d)..................   3,070,000    3,530,672
      Greenwich Capital Commercial Funding
        Corp. 4.111%, due 07/05/35..............     575,000      546,832
      LB-UBS Commercial Mortgage Trust
       4.685%, due 07/15/32.....................     890,000      881,270
       5.124%, due 11/15/32.....................   1,055,000    1,075,413
       4.931%, due 09/15/35//\/.................   1,200,000    1,208,360
      Master Asset Securitization Trust 5.500%,
        due 09/25/33............................     968,436      970,152
      Morgan Stanley Dean Witter Capital 4.920%,
        due 03/12/35............................     495,000      499,836
      Wachovia Bank Commercial Mortgage Trust
        4.980%, due 11/15/34(d).................   2,790,000    2,838,278
                                                             ------------
                                                               15,076,948
                                                             ------------
      Commercial Services & Supplies - 0.5%
      Iron Mountain, Inc. 6.625%, due
        01/01/16................................      70,000       68,425
      Pricoa Global Funding 3.900%, due
        12/15/08 (144A)(b)......................     655,000      656,072
      Von Hoffmann Corp.
       10.250%, due 03/15/09....................      45,000       48,150
       10.250%, due 03/15/09 (144A)(b)..........      45,000       48,150
                                                             ------------
                                                                  820,797
                                                             ------------
      Computers & Peripherals - 0.2%
      Electronic Data System Corp. 6.000%,
        due 08/01/13............................     180,000      177,255
      Unisys Corp. 6.875%, due 03/15/10.........      85,000       92,438
                                                             ------------
                                                                  269,693
                                                             ------------
      Containers & Packaging - 0.1%
      Owens-Brockway Glass Container
       8.875%, due 02/15/09.....................     150,000      165,188
       7.750%, due 05/15/11.....................      55,000       59,331
                                                             ------------
                                                                  224,519
                                                             ------------
      Diversified Telecommunication Services - 0.1%
      Tele-Communications TCI Group 7.875%,
        due 02/15/26............................     175,000      205,180
                                                             ------------
      Electric Utilities - 0.1%
      MidAmerican Energy Holdings Co. 6.750%,
        due 12/30/31............................     115,000      124,483
      Progress Energy, Inc. 6.850%, due 04/15/12     100,000      111,662
                                                             ------------
                                                                  236,145
                                                             ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


      -------------------------------------------------------------------
      Security                                      Par         Value
      Description                                  Amount      (Note 2)
      -------------------------------------------------------------------

      Electronic Equipment & Instruments - 0.1%
      Reliant Resources, Inc. 9.500%, due
        07/15/13 (144A)(b)...................... $   120,000 $    129,000
                                                             ------------
      Energy Equipment & Services - 2.2%
      AEP Texas Central Co. 5.500%, due
        02/15/13(d).............................     260,000      266,820
      Alabama Power Co. 2.800%, due
        12/01/06(d).............................     250,000      251,211
      Arizona Public Service Co. 4.650%, due
        05/15/15(d).............................     165,000      155,370
      Calpine Corp. 8.750%, due 07/15/13
        (144A)(b)(d)............................      85,000       83,300
      Columbus Southern Power Co. 5.500%, due
        03/01/13(d).............................     115,000      119,302
      Constellation Energy Group, Inc. 6.350%,
        due 04/01/07(d).........................      95,000      104,048
        4.550%, due 06/15/15(d).................      35,000       32,245
      Consumers Energy Co.
        5.375%, due 04/15/13 (144A)(b)(d).......     230,000      231,482
       6.000%, due 02/15/14 (144A)(b)(d)........     165,000      172,263
      Dominion Resources, Inc., Series A
        8.125%, due 06/15/10(d).................     335,000      402,471
      DTE Energy Co. 6.375%, due
        04/15/33(d).............................     115,000      113,084
      Duke Capital Corp. 6.250%, due
        02/15/13(a).............................     130,000      137,367
      Duke Energy Corp. 3.750%, due
        03/05/08................................      75,000       75,659
       6.250%, due 01/15/12.....................     115,000      124,619
      FirstEnergy Corp. 7.375%, due 11/15/31....     135,000      138,597
      Pacificorp 4.300%, due 09/15/08...........     250,000      255,631
      Peabody Energy Corp. 6.875%, due
        03/15/13................................      70,000       74,200
      Pepco Holdings, Inc.
        6.450%, due 08/15/12(a).................     185,000      202,113
       7.450%, due 08/15/32.....................      90,000      102,958
      TXU Energy Co. 7.000%, due 03/15/13.......     240,000      265,987
      Virginia Electric & Power Co. 4.500%,
        due 12/15/10............................     465,000      469,546
                                                             ------------
                                                                3,778,273
                                                             ------------
      Financials - Diversified - 6.1%
      American General Finance Corp.
        3.000%, due 11/15/06(d).................     605,000      609,286
       4.500%, due 11/15/07(d)..................     280,000      292,389
      Arch Western Finance 6.750%, due
        07/01/13 (144A)(b)(d)...................      85,000       87,762

     ---------------------------------------------------------------------
     Security                                        Par         Value
     Description                                    Amount      (Note 2)
     ---------------------------------------------------------------------

     Financials - Diversified - continued
     Citigroup, Inc. 7.250%, due
       10/01/10(d)............................... $   615,000 $    717,794
     Ford Motor Credit Co.
       7.375%, due 10/28/09......................      60,000       65,968
      7.875%, due 06/15/10.......................     620,000      693,652
      7.375%, due 02/01/11.......................     420,000      458,410
      7.000%, due 10/01/13.......................     755,000      797,693
     General Electric Capital Corp., Series A
       5.875%, due 02/15/12......................     545,000      586,680
      5.450%, due 01/15/13.......................     375,000      390,817
      6.750%, due 03/15/32.......................     240,000      266,592
     General Motors Acceptance Corp. 8.000%,
       due 11/01/31..............................      10,000       11,263
     Goldman Sachs Group, Inc.
       6.600%, due 01/15/12......................     175,000      195,877
      5.700%, due 09/01/12.......................      55,000       57,901
      4.750%, due 07/15/13.......................     425,000      414,976
      6.125%, due 02/15/33.......................     155,000      156,622
     Household Finance Corp.
       6.500%, due 11/15/08......................     110,000      122,751
      4.125%, due 12/15/08.......................     685,000      691,757
      6.375%, due 11/27/12.......................     130,000      142,862
     ING Capital Funding Trust III 8.439%,
       due 12/29/49//\/..........................     200,000      242,499
     Mantis Reef, Ltd. 4.692%, due 11/14/08
       (144A)(b).................................     430,000      432,703
     Merrill Lynch & Co. 4.000%, due 11/15/07         315,000      322,926
     National Rural Utilities Cooperative Finance
       Corp. 3.875%, due 02/15/08................     250,000      253,383
      7.250%, due 03/01/12.......................     175,000      204,230
     Prudential Holdings LLC 8.695%, due
       12/18/23 (144A)(b)........................     150,000      185,702
     TRAINS HY-2003-1 8.685%, due 05/15/13
       (144A)(b)(f)//\/..........................     801,428      888,317
     UFJ Financial Aruba AEC 6.750%, due
       07/15/13..................................     130,000      138,890
     USA Education, Inc. 5.625%, due
       04/10/07..................................     775,000      840,465
     Wells Fargo & Co.
       5.125%, due 09/01/12......................      35,000       35,824
      5.000%, due 11/15/14.......................     120,000      119,732
                                                              ------------
                                                                10,425,723
                                                              ------------
     Food & Drug Retailing - 0.3%
     Kroger Co.
       6.800%, due 04/01/11......................      45,000       50,436
      7.500%, due 04/01/31.......................      55,000       63,574
     Safeway, Inc. 4.125%, due 11/01/08..........     480,000      478,416
                                                              ------------
                                                                   592,426
                                                              ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


      -------------------------------------------------------------------
      Security                                      Par         Value
      Description                                  Amount      (Note 2)
      -------------------------------------------------------------------

      Health Care Equipment & Supplies - 0.3%
      Medex, Inc. 8.875%, due 05/15/13
        (144A)(b)............................... $    35,000 $     37,800
      Wyeth
        5.500%, due 02/01/14....................     290,000      293,874
       6.450%, due 02/01/24.....................     175,000      179,848
                                                             ------------
                                                                  511,522
                                                             ------------
      Health Care Providers & Services - 0.6%
      HCA, Inc. 5.250%, due 11/06/08............     450,000      459,098
      Tenet Healthcare Corp. 5.000%, due
        07/01/07................................     100,000       97,250
      UnitedHealth Group, Inc. 3.300%, due
        01/30/08................................     340,000      338,756
      Fresenius Medical Capital Trust II 7.875%,
        due 02/01/08............................      85,000       91,163
                                                             ------------
                                                                  986,267
                                                             ------------
      Hotels, Restaurants & Leisure - 0.1%
      Harrahs Operating Co, Inc. 5.375%, due
        12/15/13 (144A)(b)......................     155,000      154,167
                                                             ------------
      Household Durables - 0.1%
      D.R. Horton, Inc. 8.500%, due
        04/15/12(d).............................      60,000       68,100
      Standard Pacific Corp.....................
       6.875%, due 05/15/11.....................      85,000       88,400
                                                             ------------
                                                                  156,500
                                                             ------------
      Industrial - Diversified - 0.1%
      General Electric Co. 5.000%, due
        02/01/13................................      95,000       96,251
                                                             ------------
      Insurance - 0.3%
      Commerce Group, Inc. 5.950%, due
        12/09/13(d).............................     330,000      335,296
      Nationwide Financial Services, Inc.
       6.250%, due 11/15/11(a)..................      55,000       58,867
       5.900%, due 07/01/12.....................      60,000       62,726
                                                             ------------
                                                                  456,889
                                                             ------------
      Media - 0.7%
      AOL Time Warner, Inc.
       7.625%, due 04/15/31(d)..................     430,000      497,972
       7.700%, due 05/01/32(d)..................     100,000      117,152
      Comcast Corp. 7.050%, due 03/15/33(d)           75,000       81,904
      COX Communications, Inc. 7.750%, due
        11/01/10(d).............................      95,000      113,324
      Echostar DBS Corp. 6.375%, due
        10/01/11 (144A)(b)......................      70,000       72,100
      Liberty Media Corp. 5.700%, due
        05/15/13(a).............................      90,000       91,211
      Mediacom LLC 9.500%, due 01/15/13(a)            70,000       74,550

       -----------------------------------------------------------------
       Security                                    Par         Value
       Description                                Amount      (Note 2)
       -----------------------------------------------------------------

       Media - continued
       MediaNews Group, Inc. 6.875%, due
         10/01/13 (144A)(b).................... $    85,000 $     86,912
       News America Holdings, Inc.
        8.250%, due 08/10/18...................     110,000      135,621
        7.280%, due 06/30/28...................      25,000       27,952
                                                            ------------
                                                               1,298,698
                                                            ------------
       Municipal Utilities - 0.2%
       Illinois State 5.100%, due 06/01/33.....     440,000      404,567
                                                            ------------
       Office Equipment - 0.1%
       Xerox Corp.
        7.125%, due 06/15/10(a)................      35,000       37,625
        7.625%, due 06/15/13...................      50,000       54,250
                                                            ------------
                                                                  91,875
                                                            ------------
       Oil & Gas - 1.7%
       Amerada Hess Corp.
        6.650%, due 08/15/11(d)................     175,000      189,941
        7.300%, due 08/15/31(d)................      60,000       62,142
       Anadarko Finance Co., Series B 7.500%,
         due 05/01/31(d).......................      85,000       99,891
       Apache Corp. 7.700%, due 03/15/26(d)....     155,000      190,251
       Chesapeake Energy Corp. 8.125%, due
         04/01/11(d)...........................      60,000       66,900
       Devon Financing Corp. 7.875%, due
         09/30/31(d)...........................      75,000       89,875
       Enterprise Products Partners LP 7.500%,
         due 02/01/11..........................     400,000      447,627
       Kinder Morgan Energy Partners
       7.400%, due 03/15/31....................      65,000       74,473
       7.300%, due 08/15/33....................      90,000      102,600
       Occidental Petroleum Corp. 4.250%, due
         03/15/10..............................      90,000       90,687
       Plains All American Pipeline LP 5.625%,
         due 12/15/13 (144A)(b)................     350,000      354,813
       Texaco Capital, Inc. 5.500%, due
         01/15/09..............................     220,000      240,327
       Tosco Corp. 8.125%, due 02/15/30........     270,000      345,382
       Transcontinental Gas Pipe Line Corp.
         8.875%, due 07/15/12..................      35,000       41,563
       Transocean Sedco Forex, Inc. 7.500%, due
         04/15/31..............................     120,000      137,851
       Valero Energy Corp. 6.875%, due
         04/15/12..............................      55,000       60,960
       Weatherford International, Ltd. 4.950%,
         due 10/15/13..........................     225,000      221,811
       Williams Cos., Inc. 8.125%, due
         03/15/12(a)...........................      35,000       39,025
                                                            ------------
                                                               2,856,119
                                                            ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


      -------------------------------------------------------------------
      Security                                      Par         Value
      Description                                  Amount      (Note 2)
      -------------------------------------------------------------------

      Paper & Forest Products - 0.1%
      Georgia-Pacific Corp. 7.375%, due
        07/15/08................................ $    15,000 $     16,200
      International Paper Co. 5.850%, due
        10/30/12................................     115,000      120,016
      Westvaco Corp. 8.200%, due 01/15/30.......      20,000       23,517
                                                             ------------
                                                                  159,733
                                                             ------------
      Pharmaceuticals - 0.1%
      Schering-Plough Corp. 5.300%, due
        12/01/13(a).............................     210,000      214,156
                                                             ------------
      Real Estate - 0.1%
      IStar Financial, Inc. 6.000%, due
        12/15/10 (REIT).........................     225,000      230,625
      Pulte Homes, Inc. 6.375%, due
        05/15/33................................      30,000       29,297
                                                             ------------
                                                                  259,922
                                                             ------------
      Retail - Multiline - 0.1%
      Federated Department Stores, Inc. 6.300%,
        due 04/01/99............................      60,000       65,899
      May Department Stores Co. 6.900%, due
        01/15/32................................      40,000       43,220
                                                             ------------
                                                                  109,119
                                                             ------------
      Retail - Specialty - 0.1%
      Toys R Us, Inc. 7.375%, due 10/15/18......     255,000      255,389
                                                             ------------
      Telecommunication Services - Wireless - 1.9%
      AT&T Broadband Corp. 8.375%, due
        03/15/13(d).............................     601,000      736,832
      AT&T Corp.
       6.000%, due 03/15/09(d)..................       2,000        2,158
       8.000%, due 11/15/31(d)..................     230,000      269,698
      AT&T Wireless Services, Inc.
       7.875%, due 03/01/11(d)..................     260,000      301,362
       8.125%, due 05/01/12(d)..................       5,000        5,891
      Citizens Communications Co. 9.250%, due
        05/15/11(d).............................     320,000      378,942
      Nextel Communications, Inc. 7.375%, due
        08/01/15................................      70,000       75,600
      Sprint Capital Corp.
        7.625%, due 01/30/11....................     355,000      398,594
       8.750%, due 03/15/32.....................     325,000      385,292
      Verizon Global Funding Corp. 7.750%, due
        12/01/30................................     145,000      170,965
      Verizon New York, Inc. 6.875%, due
        04/01/12................................     510,000      565,397
                                                             ------------
                                                                3,290,731
                                                             ------------
      Tobacco - 0.1%
      Altria Group, Inc. 7.000%, due 11/04/13(d)     180,000      192,367
                                                             ------------

       -----------------------------------------------------------------
       Security                                    Par         Value
       Description                                Amount      (Note 2)
       -----------------------------------------------------------------

       Transportation - 0.2%
       Burlington Northern Santa Fe Corp.
         7.082%, due 05/13/29(d)............... $    10,000 $     11,251
       Norfolk Southern Corp. 7.800%, due
         05/15/27..............................     100,000      120,458
       Teekay Shipping Corp. 8.875%, due
         07/15/11..............................      85,000       96,900
       Union Pacific Corp. 6.625%, due
         02/01/29..............................      50,000       54,081
                                                            ------------
                                                                 282,690
                                                            ------------
       U.S. Government Agency Mortgage Backed Securities - 43.3%
       Federal Home Loan Bank 6.000%, due
         02/01/33..............................     457,611       91,967
       Federal Home Loan Mortgage Corp.
         6.250%, due 07/15/32(a)...............   1,785,000    1,947,940
        5.500%, due TBA(c).....................   5,000,000    5,060,940
                                                            ------------
                                                               7,008,880
                                                            ------------
       Federal National Mortgage Association
         7.125%, due 01/15/30(a)...............     777,000      938,944
        6.625%, due 11/15/30...................     335,000      382,130
        6.000%, due 11/01/32...................     821,459      164,092
        5.000%, due TBA(c).....................  17,500,000   17,711,570
        5.500%, due TBA(c).....................  26,000,000   26,341,250
        6.000%, due TBA(c).....................  15,000,000   15,506,250
                                                            ------------
                                                              61,044,236
                                                            ------------
       Government National Mortgage Association
         5.500%, due TBA(c)....................   6,500,000    6,609,688
                                                            ------------
                                                              74,754,771
                                                            ------------
       U.S. Treasury Securities - 3.5%
       U.S. Treasury Bond
         8.875%, due 02/15/19(a)(d)............     560,000      800,800
        7.875%, due 02/15/21(a)(d).............   1,000,000    1,330,821
        5.250%, due 02/15/29(a)(d).............     220,000      222,011
        5.375%, due 02/15/31(a)(d).............   2,730,000    2,847,840
                                                            ------------
                                                               5,201,472
                                                            ------------
       U.S. Treasury Note
         3.375%, due 04/30/04(a)(d)............     400,000      403,282
        3.375%, due 11/15/08(a)(d).............     300,000      302,473
        4.250%, due 11/15/13...................      70,000       69,945
                                                            ------------
                                                                 775,700
                                                            ------------
                                                               5,977,172
                                                            ------------
       Total Domestic Bonds & Debt Securities
       (Cost $156,074,131)                                   159,149,882
                                                            ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


       ------------------------------------------------------------------
       Security                                     Par         Value
       Description                                 Amount      (Note 2)
       ------------------------------------------------------------------

       Foreign Bonds & Debt Securities - 6.9%
       Australia - 0.2%
       QBE Insurance Group, Ltd. 5.647%, due
         07/01/23 (144A)(b)//\/................. $   175,000 $    167,134
       TXU Australia Holdings 6.150%, due
         11/15/13 (144A)(b).....................     220,000      224,644
                                                             ------------
                                                                  391,778
                                                             ------------
       Brazil - 0.5%
       Federal Republic of Brazil
         10.000%, due 08/07/11(d)...............     295,000      327,450
        8.000%, due 04/15/14....................     277,067      272,773
        12.750%, due 01/15/20...................     145,000      184,353
                                                             ------------
                                                                  784,576
                                                             ------------
       Canada - 0.9%
       Abitibi Consolidated, Inc. 6.000%, due
         06/20/13(a)(d).........................     180,000      173,059
       Alberta Energy Co., Ltd. (Yankee) 7.375%,
         due 11/01/31(d)........................      60,000       71,531
       Canadian National Resources, Ltd. 7.200%,
         due 01/15/32(d)........................      80,000       92,922
       Canadian National Railway Co. (Yankee)
         6.900%, due 07/15/28(d)................     165,000      185,040
       Domtar, Inc. 5.375%, due 12/01/13(d).....     365,000      361,997
       Quebecor World, Inc. 6.125%, due
         11/15/13...............................     340,000      345,550
       Tembec Industries, Inc. 8.500%, due
         02/01/11...............................     170,000      176,800
       TransCanada PipeLines, Ltd. 8.625%, due
         05/15/12...............................      55,000       68,766
                                                             ------------
                                                                1,475,665
                                                             ------------
       Cayman Islands - 0.2%
       Hutchison Whampoa International, Ltd.
         6.250%, due 01/24/14 (144A)(b).........     345,000      351,086
                                                             ------------
       Columbia - 0.1%
       Republic of Columbia 9.750%, due
         04/09/11...............................     157,908      180,015
                                                             ------------
       France - 0.6%
       Axa S.A. (Yankee) 8.600%, due
         12/15/30(d)............................     440,000      556,619
       Crown European Holdings S.A. 9.500%, due
         03/01/11(d)............................      80,000       91,000
       France Telecom S.A.
         7.750%, due 03/01/11...................     190,000      228,579
        8.500%, due 03/01/31....................     165,000      219,985
                                                             ------------
                                                                1,096,183
                                                             ------------
       Germany - 0.4%
       Deutsche Telekom Finance B.V. (Yankee)
        8.25%, due 06/15/30(d)..................      50,000       64,099

      -------------------------------------------------------------------
      Security                                      Par         Value
      Description                                  Amount      (Note 2)
      -------------------------------------------------------------------

      Germany - continued
      Deutsche Telekom International Finance
        8.000%, due 06/15/10(d)................. $   310,000 $    375,401
       5.250%, due 07/22/13(d)..................     185,000      187,309
                                                             ------------
                                                                  626,809
                                                             ------------

      Italy - 0.3%
      Telecom Italia Capital 4.000%, due
        11/15/08 (144A)(b)......................     575,000      579,401
                                                             ------------
      Luxembourg - 0.4%
      Tyco International Group S.A. 6.000%, due
        11/15/13 (144A)(b)......................     615,000      636,525
                                                             ------------
      Mexico - 0.7%
      United Mexican States
        9.875%, due 02/01/10....................     120,000      151,698
       8.375%, due 01/14/11.....................     185,000      220,150
       6.375%, due 01/16/13.....................     285,000      296,400
       11.375%, due 09/15/16....................     150,000      213,000
       8.125%, due 12/30/19.....................     145,000      162,400
       8.300%, due 08/15/31.....................     130,000      146,900
                                                             ------------
                                                                1,190,548
                                                             ------------
      Netherlands - 0.1%
      Koninklijke (Royal) KPN NV 8.000%, due
        10/01/10................................     100,000      119,819
                                                             ------------
      Norway - 0.1%
      Den Norske Bank 7.729%, due 06/29/49
        (144A)(b)(d)//\/........................     115,000      134,518
                                                             ------------
      Russia - 0.4%
      Russian Federation
        8.750%, due 07/24/05....................     395,000      428,099
       5.000%, due 03/31/30.....................     350,000      336,262
                                                             ------------
                                                                  764,361
                                                             ------------
      Sweden - 0.3%
      Nordbanken AB 8.950%\8.950%, due
        11/29/49 (144A)(b)//\/..................     305,000      374,380
      Swedbank 9.000%, due 12/29/49
        (144A)(b)//\/...........................     180,000      221,941
                                                             ------------
                                                                  596,321
                                                             ------------
      United Kingdom - 1.7%
      Barclays Bank Plc 8.550%, due 09/29/49
        (144A)(b)(d)//\/........................     255,000      313,828
      BP Capital Markets Plc 2.750%, due
        12/29/06(d).............................     380,000      380,865
      British Sky Broadcasting Group Plc 8.200%,
        due 07/15/09(d).........................      55,000       65,567
      British Telecom Plc 8.125%, due
        12/15/10(d).............................     190,000      231,584
      HBOS Plc 5.375%, due 11/29/49
        (144A)(b)//\/...........................     945,000      946,917

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


      -------------------------------------------------------------------
      Security                                      Par         Value
      Description                                  Amount      (Note 2)
      -------------------------------------------------------------------
      United Kingdom - continued
      Royal Bank of Scotland Group Plc
        9.118%, due 03/31/49.................... $   305,000 $    381,499
       7.648%, due 08/31/49//\/.................      50,000       59,888
      SABMiller Plc 6.625%, due 08/15/33
        (144A)(b)...............................     120,000      127,290
      Standard Chartered Bank 8.000%, due
        05/30/31 (144A)(b)......................     235,000      284,850
      Vodafone Group Plc 7.875%, due
        02/15/30................................     135,000      166,457
                                                             ------------
                                                                2,958,745
                                                             ------------
      Total Foreign Bonds & Debt Securities
      (Cost $11,269,899)                                       11,886,350
                                                             ------------

      Options - 0.0%
      Interest Rate Swap Expires 01/07/04.......   5,040,000        8,466
                                                             ------------
      Total Options (Cost $39,312)                                  8,466
      Short-Term Investments - 46.5%
      U.S. Government & Agency Discount Notes - 0.6%
      Federal Home Loan Bank
       0.750%, due 01/02/04(d)..................   1,000,000      999,979
                                                             ------------
      Commercial Paper - 40.5%
      Alpine Securitization Corp. 1.100%, due
        01/23/04 (144A)(b)(d)...................   8,000,000    7,994,622
      Asset Securitization Corp. 1.080%, due
        01/26/04 (144A)(b)(d)...................   2,000,000    1,998,500
      Atlantis One Funding Corp.
        1.000%, due 02/19/04 (144A)(b)(d).......   2,000,000    1,997,060
       1.116%, due 04/08/04 (144A)(b)(d)........   2,000,000    1,993,957
      Blue Ridge Asset Funding 1.080%, due
        01/20/04 (144A)(b)(d)...................   2,000,000    1,998,860
      Cafco LLC 1.090%, due 01/22/04
        (144A)(b)(d)............................   2,000,000    1,998,728
      CXC, Inc. 1.090%, due 01/06/04(d).........   3,400,000    3,399,485
      Gemini Securitization Corp.
        1.090%, due 01/13/04 (144A)(b)(d).......   8,000,000    7,997,093
       1.080%, due 01/20/04 (144A)(b)(d)........   8,000,000    7,995,440
      Giro Balanced Funding Corp. 1.100%, due
        01/14/04 (144A)(b)(d)...................   2,000,000    1,999,206
      Greyhawk Fund Corp. 1.120%, due
        02/12/04(144A)(b)(d)....................   4,000,000    3,994,773
      ING Capital Funding Trust III 1.070%, due
        03/10/04(d)//\/.........................     573,000      571,825
      New Center Asset Trust, Series A-1 0.970%,
        due 01/02/04(d).........................   5,000,000    4,999,865
      Scaldis Capital, Ltd. 1.100%, due 01/15/04
        (144A)(b)(d)............................   2,000,000    1,999,145
      Sheffield Receivables Corp. 1.090%, due
        01/23/04 (144A)(b)(d)...................   8,000,000    7,994,671
      Special Purpose Accounts 1.100%, due
        01/20/04 (144A)(b)(d)...................   2,000,000    1,998,839

     ----------------------------------------------------------------------
     Security                                     Shares/Par     Value
     Description                                    Amount      (Note 2)
     ----------------------------------------------------------------------
     Commercial Paper - continued
     UBS Finance, Inc. 0.950%, due
       01/02/04(d)............................... $ 4,934,000 $  4,933,870
     Windmill Funding Corp. 1.080%, due
       02/02/04(d)...............................   2,000,000    1,998,080
     Yorktown Capital LLC 1.080%, due
       01/20/04(d)...............................   2,000,000    1,998,860
                                                              ------------
                                                                69,862,879
                                                              ------------
     Money Market - 5.4%
     State Street Navigator Securities Lending
       Prime Portfolio(e)........................   9,263,199    9,263,199
                                                              ------------
     Total Short-Term Investments
     (Cost $80,126,057)                                         80,126,057
                                                              ------------
     TOTAL INVESTMENTS - 145.7%
     (Cost $247,509,399)                                       251,170,755

     Other Assets and Liabilities (net) - (45.7%)              (78,735,364)
                                                              ------------
     TOTAL NET ASSETS - 100.0%                                $172,435,391
                                                              ============

Portfolio Footnotes:

+ Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

//\/ Variable or floating rate security. The stated rate represents the rate at December 31, 2003

(a) All or a portion of security out on loan.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d) All or a portion of these securities have been segregated to cover open futures contracts, swap contracts, written option contracts and when-issued/delayed delivery transactions.

(e) Represents investment of collateral received from securities lending transactions.

(f) TRAIN - Targeted Return Index Securities Trust is a trust established pursuant to a series trust agreement by Lehman Brothers, Inc. Each registered holder of certificates issued by the TRAIN is a beneficial owner of a fractional undivided interest in the TRAIN and is entitled to receive a pro rata share of interest and other amounts or property distributed.

REIT - Real Estate Investment Trust

Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)



The following table summarizes the portfolio composition of the Portfolios' holdings at December 31, 2003, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used

                                                      Percent of
                                                       Portfolio
              Portfolio Composition by Credit Quality (unaudited)
              ---------------------------------------------------
                 AAA/Government/Government Agency        23.57%
                 AA                                       1.33%
                 A                                       62.31%
                 BBB                                     10.30%
                 BB                                       1.33%
                 B                                        1.16%
                                                        ------
                 Total:                                 100.00%
                                                        ======

                                               Strike   Number of    Value
   Call Options                     Expiration Price    Contracts   (Note 2)
   --------------------------------------------------------------------------
   Federal National Mortgage Assoc. 01/07/2004 $101.50 (10,500,000) $(16,816)
                                                                    --------
   (Written Option Premium $39,375)                                 $(16,816)
                                                                    ========

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J. P. MORGAN SELECT EQUITY PORTFOLO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


           ----------------------------------------------------------
           Security                                         Value
           Description                           Shares    (Note 2)
           ----------------------------------------------------------

           Common Stocks - 98.4%
           Aerospace & Defense - 2.8%
           Lockheed Martin Corp.................  22,000 $  1,130,800
           United Technologies Corp.............  27,670    2,622,286
                                                         ------------
                                                            3,753,086
                                                         ------------
           Auto Components - 1.8%
           Johnson Controls, Inc................  20,300    2,357,236
                                                         ------------
           Banks - 5.1%
           Bank of America Corp.................  11,600      932,988
           Bank One Corp........................   8,400      382,956
           Capital One Financial Corp...........   6,800      416,772
           Comerica, Inc........................  11,600      650,296
           FleetBoston Financial Corp...........  23,100    1,008,315
           Keycorp..............................  27,900      818,028
           Suntrust Banks, Inc..................   5,200      371,800
           U.S. Bancorp.........................  51,782    1,542,068
           Wells Fargo Co.......................  10,900      641,901
                                                         ------------
                                                            6,765,124
                                                         ------------
           Beverages - 2.5%
           Coca-Cola Co.........................  49,600    2,517,200
           PepsiCo, Inc.........................  18,200      848,484
                                                         ------------
                                                            3,365,684
                                                         ------------
           Biotechnology - 0.9%
           Forest Laboratories, Inc.*...........  10,078      622,820
           Gilead Sciences, Inc.*...............   9,300      540,702
                                                         ------------
                                                            1,163,522
                                                         ------------
           Chemicals - 1.9%
           Eastman Chemical Co..................   7,800      308,334
           Praxair, Inc.........................  58,880    2,249,216
                                                         ------------
                                                            2,557,550
                                                         ------------

           Commercial Services & Supplies - 1.3%
           Accenture, Ltd. - Class A*...........  14,978      394,221
           First Data Corp......................  30,700    1,261,463
                                                         ------------
                                                            1,655,684
                                                         ------------
           Communications Equipment - 3.1%
           Cisco Systems, Inc.*................. 126,700    3,077,543
           Nokia Oyj (ADR)......................  21,200      360,400
           QUALCOMM, Inc........................  11,300      609,409
                                                         ------------
                                                            4,047,352
                                                         ------------
           Computers & Peripherals - 3.0%
           Dell, Inc.*..........................  28,000      950,880
           Hewlett-Packard Co...................  40,100      921,097
           International Business Machines Corp.  22,100    2,048,228
                                                         ------------
                                                            3,920,205
                                                         ------------
           Electric Utilities - 2.3%
           Consolidated Edison, Inc.............  15,000      645,150
           PG&E Corp.*..........................  13,200      366,564

          ------------------------------------------------------------
          Security                                           Value
          Description                             Shares    (Note 2)
          ------------------------------------------------------------

          Electric Utilities - continued
          Pinnacle West Capital Corp.............  29,895 $  1,196,398
          PPL Corp...............................  18,000      787,500
                                                          ------------
                                                             2,995,612
                                                          ------------
          Electrical Equipment - 1.0%
          Cooper Industries, Ltd. - Class A......  23,600    1,367,148
                                                          ------------
          Financials - Diversified - 7.8%
          CIT Group, Inc.........................  30,664    1,102,371
          Citigroup, Inc.(a)..................... 107,009    5,194,217
          Countrywide Financial Corp.............  11,833      897,533
          Goldman Sachs Group, Inc...............  18,100    1,787,013
          Legg Mason, Inc........................   5,100      393,618
          Morgan Stanley.........................  16,900      978,003
                                                          ------------
                                                            10,352,755
                                                          ------------
          Food & Drug Retailing - 0.9%
          CVS Corp...............................  34,000    1,228,080
                                                          ------------
          Health Care Equipment & Supplies - 3.8%
          Guidant Corp...........................  50,272    3,026,374
          Johnson & Johnson, Inc.................  38,272    1,977,132
                                                          ------------
                                                             5,003,506
                                                          ------------
          Health Care Providers & Services - 1.9%
          Anthem, Inc.*..........................  16,900    1,267,500
          CIGNA Corp.............................   6,400      368,000
          HCA, Inc...............................  11,000      472,560
          UnitedHealth Group, Inc................   8,100      471,258
                                                          ------------
                                                             2,579,318
                                                          ------------
          Hotels, Restaurants & Leisure - 0.4%
          Carnival Corp..........................  13,900      552,247
                                                          ------------
          Household Durables - 0.3%
          Gillette Co............................  12,300      451,779
                                                          ------------
          Household Products - 1.8%
          Procter & Gamble Co....................  23,800    2,377,144
                                                          ------------
          Industrial - Diversified - 7.1%
          Eaton Corp.............................   6,000      647,880
          General Electric Co.................... 129,300    4,005,714
          ITT Industries, Inc....................   1,800      133,578
          SPX Corp.*.............................  12,000      705,720
          Tyco International, Ltd................ 147,439    3,907,133
                                                          ------------
                                                             9,400,025
                                                          ------------
          Insurance - 4.2%
          Ambac Financial Group, Inc.............  28,337    1,966,304
          American International Group, Inc......  15,700    1,040,596
          RenaissanceRe Holdings, Ltd............  26,600    1,304,730
          Willis Group Holdings, Ltd.............  38,300    1,304,881
                                                          ------------
                                                             5,616,511
                                                          ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


            --------------------------------------------------------
            Security                                       Value
            Description                         Shares    (Note 2)
            --------------------------------------------------------

            Internet & Catalog Retail - 1.4%
            CDW Corp...........................  21,800 $  1,259,168
            eBay, Inc.*........................   8,900      574,851
                                                        ------------
                                                           1,834,019
                                                        ------------
            IT Consulting & Services - 0.5%
            SunGard Data Systems, Inc.*........  26,100      723,231
                                                        ------------
            Leisure Equipment & Products - 2.3%
            Hasbro, Inc........................  19,100      406,448
            Mattel, Inc........................ 135,200    2,605,304
                                                        ------------
                                                           3,011,752
                                                        ------------
            Media - 5.1%
            Comcast Corp. - Class A*...........  24,765      814,026
            E.W. Scripps Co. - Class A.........   6,800      640,152
            Gannett Co., Inc...................  11,600    1,034,256
            Liberty Media Corp. - Class A*..... 137,900    1,639,631
            Viacom, Inc. - Class B.............  57,700    2,560,726
                                                        ------------
                                                           6,688,791
                                                        ------------
            Metals & Mining - 0.9%
            Alcoa, Inc.........................  31,516    1,197,608
                                                        ------------
            Oil & Gas - 7.7%
            Anadarko Petroleum Corp............  28,143    1,435,574
            ChevronTexaco Corp.................  21,545    1,861,273
            ConocoPhillips.....................  26,740    1,753,342
            Cooper Cameron Corp.*..............  14,400      671,040
            Devon Energy Corp..................  31,300    1,792,238
            GlobalSantaFe Corp.................  42,600    1,057,758
            Rowan Companies, Inc.*.............  39,300      910,581
            Unocal Corp........................  17,900      659,257
                                                        ------------
                                                          10,141,063
                                                        ------------
            Paper & Forest Products - 0.2%
            Bowater, Inc.......................   5,700      263,967
                                                        ------------
            Pharmaceuticals - 7.4%
            Abbott Laboratories................   8,300      386,780
            AmerisourceBergen Corp.............   6,600      370,590
            Amgen, Inc.*.......................  23,000    1,421,400
            Eli Lilly & Co.....................  21,500    1,512,095
            MedImmune, Inc.*...................  16,900      429,260
            Merck & Co., Inc...................   9,100      420,420
            Pfizer, Inc........................  98,493    3,479,758
            Sepracor, Inc.*....................  20,900      500,137
            Wyeth..............................  30,300    1,286,235
                                                        ------------
                                                           9,806,675
                                                        ------------
            Retail - Multiline - 1.8%
            Federated Department Stores, Inc...  14,000      659,820
            Kohl's Corp.*......................  13,400      602,196
            Target Corp........................  28,100    1,079,040
                                                        ------------
                                                           2,341,056
                                                        ------------

          ------------------------------------------------------------
          Security                                           Value
          Description                             Shares    (Note 2)
          ------------------------------------------------------------

          Retail - Specialty - 3.8%
          Home Depot, Inc........................  57,100 $  2,026,479
          Jones Apparel Group, Inc...............  12,900      454,467
          NIKE, Inc. - Class B...................  12,500      855,750
          Wal-Mart Stores, Inc...................  33,100    1,755,955
                                                          ------------
                                                             5,092,651
                                                          ------------
          Road & Rail - 0.3%
          Canadian National Railway Co...........   6,400      404,992
                                                          ------------
          Semiconductor Equipment & Products - 3.9%
          Altera Corp.*..........................  66,300    1,505,010
          Analog Devices, Inc....................  22,100    1,008,865
          Intel Corp.............................  41,800    1,345,960
          Intersil Corp. - Class A...............  25,300      628,705
          Novellus Systems, Inc.*................  16,500      693,825
                                                          ------------
                                                             5,182,365
                                                          ------------
          Software - 3.5%
          Mercury Interactive Corp.*.............   9,200      447,488
          Microsoft Corp.(a)..................... 135,300    3,726,162
          SAP AG (ADR)...........................  10,900      453,004
                                                          ------------
                                                             4,626,654
                                                          ------------
          Telecommunication Services - Diversified - 1.1%
          AT&T Corp..............................  12,700      257,810
          Verizon Communications, Inc............  34,738    1,218,609
                                                          ------------
                                                             1,476,419
                                                          ------------
          Telecommunication Services - Wireless - 1.1%
          Nextel Communications, Inc. - Class A*.  12,400      347,944
          SBC Communications, Inc................  43,477    1,133,445
                                                          ------------
                                                             1,481,389
                                                          ------------
          Tobacco - 1.9%
          Altria Group, Inc......................  45,200    2,459,784
                                                          ------------
          U.S. Government Agency - 1.6%
          Freddie Mac............................  37,000    2,157,840
                                                          ------------
          Total Common Stocks (Cost $113,685,570)          130,399,824
                                                          ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


      --------------------------------------------------------------------
      Security                                       Par        Value
      Description                                   Amount     (Note 2)
      --------------------------------------------------------------------

      Short-Term Investments - 1.6%
      State Street Bank and Trust Co.,
        Repurchase Agreement, dated 12/31/03
        at 0.100% to be repurchased at
        $1,900,011 on 01/02/04 collaterized by
        $1,925,000 FHLMC 2.150% due
        10/28/05 with a value of $1,938,127...... $1,900,000 $  1,900,000
      U. S. Treasury Note, 1.750%,
        due 12/31/04.............................    200,000      201,071
                                                             ------------
      Total Short-Term Investments
      (Cost $2,100,852)                                         2,101,071
                                                             ------------

      TOTAL INVESTMENTS - 100.0%
      (Cost $115,786,422)                                     132,500,895

      Other Assets and Liabilities (net) - (0.0%)                 (35,736)
                                                             ------------

      TOTAL NET ASSETS - 100.0%                              $132,465,159
                                                             ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of these securities have been segregated to cover open futures contracts.

ADR - American Depositary Receipt

FHLMC - Federal Home Loan Mortgage Corporation

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


        ----------------------------------------------------------------
        Security                                       Par      Value
        Description                                   Amount   (Note 2)
        ----------------------------------------------------------------

        Domestic Bonds & Debt Securities - 19.1%
        Aerospace & Defense - 0.7%
        DRS Technologies, Inc. 6.875%, due 11/01/13
          (144A)(a)................................. $ 40,000 $   41,300
        Titan Corp. 8.000%, due 05/15/11
          (144A)(a).................................   15,000     17,100
                                                              ----------
                                                                  58,400
                                                              ----------
        Airlines - 0.2%
        American Airlines 8.608%, due 04/01/11......   10,000      9,113
        Delta Air Lines, Inc. 7.711%, due 09/18/11..   10,000      8,866
                                                              ----------
                                                                  17,979
                                                              ----------
        Auto Components - 0.1%
        Eagle-Picher Industries, Inc. 9.750%, due
          09/01/13 (144A)(a)........................   10,000     10,850
                                                              ----------
        Automobiles - 0.6%
        General Motors Corp. 7.200%, due 01/15/11...   50,000     55,051
                                                              ----------
        Chemicals - 1.2%
        Airgas, Inc. 7.750%, due 09/15/06...........   25,000     26,375
        Nalco Co. 8.875%, due 11/15/13
          (144A)(a).................................   10,000     10,650
        Rayovac Corp. 8.500%, due 10/01/13..........   50,000     53,250
        Terra Industries, Inc. 11.500%, due
          06/01/10..................................   15,000     15,750
                                                              ----------
                                                                 106,025
                                                              ----------
        Commercial Services & Supplies - 1.1%
        Allied Waste North America, Inc. 7.875%, due
          04/15/13..................................   25,000     27,188
        Iron Mountain, Inc. 6.625%, due 01/01/16....   75,000     73,312
                                                              ----------
                                                                 100,500
                                                              ----------
        Construction & Engineering - 0.3%
        Great Lakes Dredge & Dock Corp.
          7.750%, due 12/15/13 (144A)(a)............   30,000     31,012
                                                              ----------

        Containers & Packaging - 0.9%
        Bway Corp. 10.000%, due 10/15/10............   25,000     27,375
        Graham Packaging Holdings Co. 10.750%, due
          01/15/09..................................   15,000     15,563
        Owens-Brockway Glass Container 7.750%, due
          05/15/11..................................   35,000     37,756
                                                              ----------
                                                                  80,694
                                                              ----------
        Electrical Equipment - 0.6%
        Sensus Metering System, Inc. 8.625%, due
          12/15/13 (144A)(a)........................   35,000     36,094
        Tyco International Group S.A. 6.000%, due
          11/15/13 (144A)(a)........................   20,000     20,700
                                                              ----------
                                                                  56,794
                                                              ----------
        Food & Drug Retailing - 0.2%
        Le-Natures, Inc. 9.000%, due 06/15/13
          (144A)(a).................................   15,000     15,900
                                                              ----------

       ------------------------------------------------------------------
       Security                                         Par      Value
       Description                                     Amount   (Note 2)
       ------------------------------------------------------------------

       Food Products - 0.3%
       Land O Lakes, Inc.
         9.000%, due 12/15/10 (144A)(a).............. $ 15,000 $   15,187
        8.750%, due 11/15/11.........................    5,000      4,400
       Michael Foods, Inc. 8.000%, due 11/15/13
         (144A)(a)...................................   10,000     10,475
                                                               ----------
                                                                   30,062
                                                               ----------
       Food Retailers - 0.6%
       B & G Foods, Inc. 9.625%, due 08/01/07........   40,000     41,450
       Couche Tard U.S. 7.500%, due 12/15/13
         (144A)(a)...................................   10,000     10,525
                                                               ----------
                                                                   51,975
                                                               ----------
       Health Care Providers & Services - 0.5%
       Iasis Healthcare Corp. 8.500%, due
         10/15/09....................................    5,000      5,238
       National Nephrology Associations, Inc. 9.000%,
         due 11/01/11 (144A)(a)......................   25,000     26,312
       Triad Hospitals, Inc. 7.000%, due 11/15/13
         (144A)(a)...................................   15,000     15,187
                                                               ----------
                                                                   46,737
                                                               ----------
       Hotels, Restaurants & Leisure - 0.7%
       Mohegan Tribal Gaming Authority 6.375%, due
         07/15/09....................................   10,000     10,375
       River Rock Entertainment Authority 9.750%,
         due 11/01/11 (144A)(a)......................   50,000     54,000
                                                               ----------
                                                                   64,375
                                                               ----------
       Household Durables - 0.4%
       Fedders North America, Inc. 9.375%, due
         08/15/07....................................   20,000     20,200
       Jacuzzi Brands, Inc. 9.625%, due 07/01/10
         (144A)(a)...................................   10,000     11,050
                                                               ----------
                                                                   31,250
                                                               ----------
       Industrial - Diversified - 0.4%
       Blount, Inc. 13.000%, due 08/01/09............   20,000     21,650
       Koppers, Inc. 9.875%, due 10/15/13 (144A)(a)..   10,000     11,075
                                                               ----------
                                                                   32,725
                                                               ----------
       Machinery - 0.5%
       Case New Holland, Inc. 9.250%, due 08/01/11
         (144A)(a)...................................   10,000     11,250
       Manitowoc, Inc. 7.125%, due 11/01/13..........   30,000     31,162
                                                               ----------
                                                                   42,412
                                                               ----------
       Media - 2.8%
       AMC Entertainment, Inc. 9.500%, due
         03/15/09....................................   25,000     25,875
       Charter Communications Holdings/Charter
         Capital 10.000%, due 04/01/09...............   40,000     35,800
       Dex Media West LLC 9.875%, due 08/15/13
         (144A)(a)...................................   10,000     11,675

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


        ----------------------------------------------------------------
        Security                                       Par      Value
        Description                                   Amount   (Note 2)
        ----------------------------------------------------------------

        Media - continued
        Gaylord Entertainment Co. 8.000%, due
          11/15/13 (144A)(a)........................ $ 45,000 $   47,700
        Insight Communications Co., Inc. 12.25%, due
          02/15/06++................................   25,000     21,500
        Mediacom LLC 8.500%, due 04/15/08...........   25,000     25,625
        Paxson Communications Corp. 10.750%, due
          07/15/08..................................   55,000     60,294
        Primedia, Inc. 8.875%, due 05/15/11.........   25,000     26,500
                                                              ----------
                                                                 254,969
                                                              ----------
        Oil & Gas - 3.3%
        Dynegy Holdings, Inc. 9.875%, due 07/15/10
          (144A)(a).................................   20,000     22,600
        El Paso Production Holding Co. 7.750%, due
          06/01/13 (144A)(a)........................   50,000     49,500
        NRG Energy, Inc. 8.000%, due 12/15/13
          (144A)(a).................................   15,000     15,844
        Pogo Producing Co. 10.375%, due
          02/15/09..................................   30,000     31,950
        Range Resources Corp. 7.375%, due
          07/15/13..................................   35,000     35,175
        Semco Energy, Inc. 7.125%, due 05/15/08.....   25,000     26,156
        Sonat, Inc.
         6.875%, due 06/01/05.......................   30,000     29,700
         7.625%, due 07/15/11.......................   10,000      9,313
        Teco Energy, Inc. 7.500%, due 06/15/10......   20,000     21,500
        Williams Cos, Inc.
         8.625%, due 06/01/10.......................   25,000     28,187
         7.875%, due 09/01/21.......................   25,000     26,500
                                                              ----------
                                                                 296,425
                                                              ----------
        Paper & Forest Products - 0.9%
        Boise Cascade Corp. 6.500%, due 11/01/10....   50,000     52,230
        Buckeye Technologies, Inc. 8.000%, due
          10/15/10..................................   30,000     29,550
                                                              ----------
                                                                  81,780
                                                              ----------
        Retail - Multiline - 0.1%
        JC Penney Co., Inc. 6.875%, due 10/15/15....   10,000     10,563
                                                              ----------
        Retail - Specialty - 0.3%
        Saks, Inc. 7.375%, due 02/15/19.............   25,000     25,562
                                                              ----------
        Software - 0.4%
        Medex, Inc. 8.875%, due 05/15/13 (144A)(a)..   30,000     32,400
                                                              ----------
        Telecommunication Services - Diversified - 0.1%
        Cincinnati Bell, Inc. 8.375%, due 01/15/14
          (144A)(a).................................   10,000     10,800
                                                              ----------
        Telecommunication Services - Wireless - 1.6%
        Centennial Communications Corp. 10.125%,
          due 06/15/13..............................   35,000     38,587
        Dobson Communications Corp. 8.875%, due
          10/01/13 (144A)(a)........................   25,000     25,438

       -----------------------------------------------------------------
       Security                                        Par      Value
       Description                                    Amount   (Note 2)
       -----------------------------------------------------------------

       Telecommunication Services - Wireless - continued
       Nextel Partners, Inc. 8.125%, due 07/01/11... $ 35,000 $   37,450
       Western Wireless Corp. 9.250%, due
         07/15/13...................................   40,000     42,400
                                                              ----------
                                                                 143,875
                                                              ----------
       Textiles, Apparel & Luxury Goods - 0.3%
       Tommy Hilfiger U.S.A, Inc. 6.850%, due
         06/01/08...................................   25,000     25,188
                                                              ----------
       Total Domestic Bonds & Debt Securities
       (Cost $1,640,049)                                       1,714,303
                                                              ----------

       Convertible Bonds - 8.6%
       Biotechnology - 0.4%
       Amgen, Inc. 0.000%, due 03/01/32+............   50,000     37,938
                                                              ----------
       Communications Equipment - 0.5%
       Alloy, Inc. 5.375%, due 08/01/23
         (144A)(a)..................................   25,000     24,500
       Artesyn Technologies, Inc. 5.500%, due
         08/15/10...................................   15,000     20,437
                                                              ----------
                                                                  44,937
                                                              ----------
       Computers & Peripherals - 0.2%
       Maxtor Corp. 6.800%, due 04/30/10............   10,000     14,338
                                                              ----------
       Electrical Equipment - 1.7%
       Flir Systems, Inc. 3.000%, due 06/01/23
         (144A)(a)..................................   40,000     44,200
       LSI Logic Corp. 4.000%, due 05/15/10.........   50,000     55,812
       Mentor Graphics Corp. 6.875%, due
         06/15/07...................................   50,000     53,438
                                                              ----------
                                                                 153,450
                                                              ----------
       Health Care Equipment & Supplies - 1.0%
       Fisher Scientific Intl, Inc. 2.500%, due
         10/01/23 (144A)(a).........................   80,000     91,100
                                                              ----------
       Health Care Providers & Services - 0.6%
       Lifepoint Hospitals Holding, Inc. 4.500%, due
         06/01/09...................................   50,000     50,437
                                                              ----------
       Leisure Equipment & Products - 0.1%
       Eastman Kodak Co. 3.375%, due 10/15/33
         (144A)(a)..................................   10,000     11,150
                                                              ----------
       Machinery - 1.0%
       Agco Corp. 1.750%, due 12/31/33
         (144A)(a)..................................   75,000     83,906
                                                              ----------
       Media - 0.7%
       Lamar Advertising Co. 2.875%, due
         12/31/10...................................    5,000      5,150
       Liberty Media Corp. 3.250%, due 03/15/31.....   50,000     52,250
       Sinclair Broadcast Group, Inc. 4.875%, due
         07/15/18++.................................    5,000      5,519
                                                              ----------
                                                                  62,919
                                                              ----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


         -------------------------------------------------------------
         Security                                Shares/Par   Value
         Description                               Amount    (Note 2)
         -------------------------------------------------------------

         Metals & Mining - 0.3%
         Placer Dome, Inc. 2.750%, due 10/15/23
           (144A)(a)............................  $ 25,000  $   29,875
                                                            ----------
         Software - 1.0%
         Documentum, Inc. 4.500%, due
           04/01/07.............................    50,000      59,812
         First Data Corp. 2.000%, due 03/01/08..    25,000      27,188
                                                            ----------
                                                                87,000
                                                            ----------
         Telecommunication Services - Diversified - 1.1%
         Corning, Inc. 3.500%, due 11/01/08.....    50,000      62,187
         RF Micro Devices, Inc. 1.500%, due
           07/01/10.............................    25,000      37,938
                                                            ----------
                                                               100,125
                                                            ----------
         Total Convertible Bonds (Cost $712,531)               767,175
                                                            ----------

         Common Stocks - 65.8%
         Auto Components - 4.0%
         Cummins, Inc...........................     1,300      63,622
         Dana Corp..............................     4,900      89,915
         Genuine Parts Co.......................     6,100     202,520
                                                            ----------
                                                               356,057
                                                            ----------
         Chemicals - 7.9%
         Crompton Corp..........................     9,900      70,983
         Dow Chemical Co........................     5,400     224,478
         Eastman Chemical Co....................     5,800     229,274
         IMC Global, Inc........................     5,100      50,643
         Monsanto Co............................     4,800     138,144
                                                            ----------
                                                               713,522
                                                            ----------
         Commercial Services & Supplies - 1.6%
         R.R. Donnelley & Son Co................     4,700     141,705
                                                            ----------

         Electrical Equipment - 3.7%
         Hubbell, Inc. - Class B................     3,600     158,760
         Snap-On, Inc...........................     5,400     174,096
                                                            ----------
                                                               332,856
                                                            ----------
         Energy Equipment & Services - 1.5%
         Halliburton Co.........................     5,200     135,200
                                                            ----------
         Food & Drug Retailing - 4.0%
         Archer-Daniels-Midland Co..............     1,200      18,264
         H.J. Heinz Co..........................     5,800     211,294
         Kellogg Co.............................     3,500     133,280
                                                            ----------
                                                               362,838
                                                            ----------
         Food Retailers - 1.0%
         Albertson's, Inc.......................     4,000      90,600
                                                            ----------
         Household Appliances & Home Furnishings - 1.8%
         Newell Rubbermaid, Inc.................     7,000     159,390
                                                            ----------
         Household Durables - 2.1%
         Tupperware Corp........................    11,000     190,740
                                                            ----------

         -------------------------------------------------------------
         Security                                             Value
         Description                                 Shares  (Note 2)
         -------------------------------------------------------------

         Insurance - 7.1%
         Arthur J. Gallagher & Co................... 2,600  $   84,474
         Chubb Corp................................. 1,000      28,820
         Max Re Capital, Ltd........................ 2,500      56,100
         PartnerRe, Ltd............................. 1,300      75,465
         Prudential Financial, Inc..................   500      32,550
         SAFECO Corp................................ 2,900     112,897
         Travelers Property Casualty Corp. - Class A 5,500      92,290
         XL Capital, Ltd. - Class A................. 2,000     155,100
                                                            ----------
                                                               637,696
                                                            ----------
         Machinery - 0.6%
         CNH Global N.V............................. 3,000      49,800
                                                            ----------
         Metals & Mining - 2.8%
         Ball Corp.................................. 1,300      77,441
         Timken Co.................................. 8,500     170,510
                                                            ----------
                                                               247,951
                                                            ----------
         Oil & Gas - 12.7%
         Ameren Corp................................ 4,900     225,400
         ChevronTexaco Corp......................... 2,700     233,253
         CMS Energy Corp.*.......................... 3,400      28,968
         EOG Resources, Inc.........................   600      27,702
         FPL Group, Inc.............................   500      28,245
         Kerr-McGee Corp............................ 2,500     116,225
         NiSource, Inc.............................. 8,500     186,490
         Northeast Utilities........................ 5,600     112,952
         Puget Energy, Inc.......................... 7,500     178,275
                                                            ----------
                                                             1,137,510
                                                            ----------
         Paper & Forest Products - 3.9%
         Georgia-Pacific Corp....................... 5,600     171,752
         MeadWestvaco Corp.......................... 6,100     181,475
                                                            ----------
                                                               353,227
                                                            ----------
         Pharmaceuticals - 3.0%
         Bristol-Myers Squibb Co.................... 8,100     231,660
         Mylan Laboratories, Inc.................... 1,350      34,101
                                                            ----------
                                                               265,761
                                                            ----------
         Real Estate - 2.6%
         Health Care Property Investors, Inc. (REIT) 2,500     127,000
         Healthcare Realty Trust, Inc. (REIT)....... 3,000     107,250
                                                            ----------
                                                               234,250
                                                            ----------
         Retail - Multiline - 2.5%
         JC Penney Co., Inc......................... 4,500     118,260
         May Department Stores Co................... 3,700     107,559
                                                            ----------
                                                               225,819
                                                            ----------
         Retail - Specialty - 0.7%
         Foot Locker, Inc........................... 2,500      58,625
                                                            ----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


       ------------------------------------------------------------------
       Security                                    Shares/Par   Value
       Description                                   Amount    (Note 2)
       ------------------------------------------------------------------

       Telecommunication Services - Diversified - 2.3%
       SBC Communications, Inc....................     7,400  $  192,918
       Sprint Corp................................     2,500      17,750
                                                              ----------
                                                                 210,668
                                                              ----------
       Total Common Stocks (Cost $5,163,565)                   5,904,215
                                                              ----------

       Preferred Stock - 2.4%
       Electrical Equipment - 1.9%
       CMS Energy Corp. 4.500% (144A)(a)..........     3,000     170,250
                                                              ----------
       Financial Services - 0.1%
       Doral Financial Corp. 4.750%
         (144A)(a)*...............................        35       9,067
       Media - 0.4%
       Interpublic Group of Companies, Inc.
         5.370%*..................................       650      37,278
       Total Preferred Stock (Cost $192,542)                     216,595
                                                              ----------
       Short-Term Investments - 5.7%
       State Street Bank and Trust Co., Repurchase
         Agreement, dated 12/31/03 at 0.05% to
         be repurchased at $513,001 on 01/02/04
         collateralized by $525,000 FHLB 1.640%
         due 06/17/05 with a value of $524,949
         (Cost $513,000)..........................  $513,000  $  513,000
                                                              ----------

       TOTAL INVESTMENTS - 101.6%
       (Cost $8,221,687)                                       9,115,288

       Other Assets and Liabilities (net) - (1.6%)              (142,490)
                                                              ----------

       TOTAL NET ASSETS - 100.0%                              $8,972,798
                                                              ==========

Portfolio Footnotes:

* Non-income producing security.

+ Zero coupon bond-Interest rate represents current yield to maturity.

++ Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

REIT - Real Estate Investment Trust

FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


      --------------------------------------------------------------------
      Security                                   Par           Value
      Description                               Amount        (Note 2)
      --------------------------------------------------------------------

      Domestic Bonds & Debt Securities - 69.4%
      Aerospace & Defense - 1.9%
      Alliant Techsystems, Inc. 8.500%, due
        05/15/11............................ $     750,000 $       828,750
      Armor Holdings, Inc. 8.250%, due
        08/15/13 (144A)(a)..................     1,725,000       1,854,375
      DRS Technologies, Inc. 6.875%, due
        11/01/13 (144A)(a)..................     3,500,000       3,613,750
      Esterline Technologies Corp. 7.750%,
        due 06/15/13 (144A)(a)..............     2,750,000       2,970,000
      Raytheon Co. 4.850%, due 01/15/11.....     4,000,000       4,011,196
      Sanmina Scientific Corp. 10.375%, due
        01/15/10............................     1,500,000       1,762,500
      Titan Corp. 8.000%, due 05/15/11
        (144A)(a)...........................     3,975,000       4,531,500
                                                           ---------------
                                                                19,572,071
                                                           ---------------
      Airlines - 0.4%
      American AirIines 8.608%, due
        04/01/11............................     2,000,000       1,822,548
      Continental Airlines, Inc. 7.461%, due
        04/01/13............................     1,091,113         954,225
      Delta Air Lines 7.711%, due
        09/18/11............................     1,250,000       1,108,322
                                                           ---------------
                                                                 3,885,095
                                                           ---------------
      Auto Components - 2.0%
      ArvinMeritor, Inc. 8.750%, due
        03/01/12(b).........................     2,500,000       2,875,000
      Collins & Aikman Products Co.
        10.750%, due 12/31/11...............     2,000,000       1,975,000
      Dana Corp.
       10.125%, due 03/15/10(b).............     2,000,000       2,340,000
       7.000%, due 03/01/29.................       725,000         724,094
      Delco Remy International, Inc.
        11.000%, due 05/01/09...............     3,000,000       3,120,000
      Dura Operating Corp. 9.000%, due
        05/01/09(b).........................     1,500,000       1,507,500
      Goodyear Tire & Rubber Co. 7.857%,
        due 08/15/11(b).....................     2,500,000       2,193,750
      Tenneco Automotive, Inc.,-Series B
       11.625%, due 10/15/09(b).............     2,000,000       2,170,000
       10.250%, due 07/15/13................       900,000       1,028,250
      TRW Automotive, Inc. 9.375%, due
        02/15/13............................     2,000,000       2,295,000
                                                           ---------------
                                                                20,228,594
                                                           ---------------
      Automobiles - 0.3%
      General Motors Corp. 7.125%, due
        07/15/13(b).........................     3,000,000       3,295,770
                                                           ---------------

     ---------------------------------------------------------------------
     Security                                    Par           Value
     Description                                Amount        (Note 2)
     ---------------------------------------------------------------------

     Banks - 0.6%
     Bank of America Corp. 3.250%, due
       08/15/08............................. $   5,000,000 $     4,944,495
     Wachovia Corp. 6.605%, due
       10/01/25.............................     1,000,000       1,102,124
                                                           ---------------
                                                                 6,046,619
                                                           ---------------
     Biotechnology - 0.2%
     Fisher Scientific International, Inc.
       8.000%, due 09/01/13.................     2,000,000       2,155,000
                                                           ---------------
     Building Products - 0.4%
     American Standard, Inc.
      8.250%, due 06/01/09..................     1,500,000       1,740,000
      7.625%, due 02/15/10..................       500,000         570,000
     Koppers, Inc. 9.875%, due 10/15/13
       (144A)(a)............................     1,450,000       1,605,875
                                                           ---------------
                                                                 3,915,875
                                                           ---------------
     Chemicals - 2.1%
     Airgas, Inc. 9.125%, due 10/01/11......     1,000,000       1,127,500
     Borden, Inc. 7.875%, due 02/15/23......       450,000         411,750
     Ferro Corp. 9.125%, due 01/01/09.......     1,000,000       1,182,675
     IMC Global, Inc.,-Series B 11.250%, due
       06/01/11.............................     4,000,000       4,420,000
     Lyondell Chemical Co.,-Series A 9.625%,
       due 05/01/07(b)......................     3,000,000       3,195,000
     Nalco Co. 8.875%, due 11/15/13
       (144A)(a)............................     4,000,000       4,260,000
     Rhodia S.A. 8.875%, due 06/01/11
       (144A)(a)(b).........................     2,475,000       2,289,375
     Rockwood Specialties Group, Inc.
       10.625%, due 05/15/11
       (144A)(a)............................       750,000         840,000
     Terra Capital, Inc. 11.500%, due
       06/01/10.............................     2,500,000       2,625,000
     United Industries Corp.,-Series D
       9.875%, due 04/01/09.................     1,150,000       1,210,375
                                                           ---------------
                                                                21,561,675
                                                           ---------------
     Coal - 0.1%
     Peabody Energy Corp. 6.875%, due
       03/15/13.............................     1,000,000       1,060,000
                                                           ---------------
     Commercial Services & Supplies - 3.4%
     Allied Waste North America, Inc.
      7.875%, due 01/01/09..................     3,000,000       3,142,500
      10.000%, due 08/01/09(b)..............     2,000,000       2,170,000
      6.500%, due 11/15/10 (144A)(a)........     2,000,000       2,060,000
      7.875%, due 04/15/13(b)...............     5,000,000       5,437,500
     American Color Graphics, Inc.
       10.000%, due 06/15/10 (144A)(a)......     2,000,000       2,060,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


     ----------------------------------------------------------------------
     Security                                     Par           Value
     Description                                 Amount        (Note 2)
     ----------------------------------------------------------------------

     Commercial Services & Supplies - continued
     Avis Group Holdings, Inc. 11.000%, due
       05/01/09.............................. $   1,500,000 $     1,623,915
     Beazer Homes USA, Inc. 6.500%, due
       11/15/13 (144A)(a)....................     3,500,000       3,513,125
     Blount, Inc. 13.000%, due 08/01/09......     2,500,000       2,706,250
     Iron Mountain, Inc.
      8.625%, due 04/01/13...................     3,000,000       3,255,000
      7.750%, due 01/15/15...................     4,000,000       4,210,000
     Stena AB 7.500%, due 11/01/13
       (144A)(a).............................     4,500,000       4,657,500
                                                            ---------------
                                                                 34,835,790
                                                            ---------------
     Communications Equipment - 0.8%
     Crown Castle International Corp.
       10.750%, due 08/01/11(b)..............       750,000         847,500
     L-3 Communications Corp. 6.125%, due
       01/15/14 (144A)(a)....................     2,000,000       2,015,000
     L-3 Communications Corp. 7.625%, due
       06/15/12..............................     2,000,000       2,177,500
     Lucent Technologies, Inc. 6.450%, due
       03/15/29(b)...........................     1,250,000         989,063
     Nortel Networks, Ltd. 6.125%, due
       02/15/06..............................     2,500,000       2,543,750
                                                            ---------------
                                                                  8,572,813
                                                            ---------------
     Computer Software & Processing - 0.1%
     Unisys Corp. 8.125%, due 06/01/06.......     1,000,000       1,085,000
                                                            ---------------
     Computers & Peripherals - 0.3%
     Activant Solutions Inc. 10.500%, due
       06/15/11..............................       880,000         951,500
     Seagate Technology HDD Holdings
       8.000%, due 05/15/09..................     1,500,000       1,623,750
                                                            ---------------
                                                                  2,575,250
                                                            ---------------
     Construction & Engineering - 0.4%
     Dresser, Inc. 9.375%, due
       04/15/11(b)...........................     1,000,000       1,092,500
     Great Lakes Dredge & Dock Corp.
       7.750%, due 12/15/13 (144A)(a)........     1,500,000       1,550,625
     J Ray McDermott S.A. 11.000%, due
       12/15/13 (144A)(a)....................     1,250,000       1,318,750
                                                            ---------------
                                                                  3,961,875
                                                            ---------------
     Containers & Packaging - 3.3%
     AEP Industries, Inc. 9.875%, due
       11/15/07(b)...........................     1,500,000       1,515,000
     Anchor Glass Container Corp., - Series B
       11.000%, due 02/15/13.................     3,000,000       3,495,000
     Bway Corp. 10.000%, due 10/15/10........     4,000,000       4,380,000
     Crown Cork & Seal, Inc. 7.375%, due
       12/15/26(b)...........................     7,000,000       6,361,250

      -------------------------------------------------------------------
      Security                                  Par           Value
      Description                              Amount        (Note 2)
      -------------------------------------------------------------------

      Containers & Packaging - continued
      Graham Packaging Holdings Co.
        10.75%, due 01/15/09(b)............ $     370,000 $       383,875
      Jefferson Smurfit Corp. 7.500%, due
        06/01/13(b)........................     2,500,000       2,625,000
      Owens Brockway Glass Container, Inc.
       8.875%, due 02/15/09................     3,500,000       3,854,375
       7.750%, due 05/15/11................     4,000,000       4,315,000
      Plastipak Holdings, Inc. 10.750%, due
        09/01/11...........................       815,000         910,763
      Portola Packaging, Inc. 10.750%, due
        10/01/05...........................       500,000         503,750
      Stone Container Corp.
       9.250%, due 02/01/08................     1,000,000       1,110,000
       8.375%, due 07/01/12................       600,000         654,000
      Tekni-Plex, Inc. 8.750%, due 11/15/13
        (144A)(a)..........................     2,250,000       2,356,875
      TriMas Corp. 9.875%, due
        06/15/12(b)........................     1,025,000       1,073,687
                                                          ---------------
                                                               33,538,575
                                                          ---------------
      Diversified Telecommunication Services - 2.0%
      Block Communications, Inc. 9.250%,
        due 04/15/09.......................     2,000,000       2,160,000
      Cincinnati Bell, Inc. 8.375%, due
        01/15/14 (144A)(a).................     4,000,000       4,320,000
      Level 3 Financing, Inc. 10.750%, due
        10/15/11 (144A)(a).................     2,500,000       2,656,250
      MCI Communications Corp. 6.500%,
        due 04/15/10.......................     7,000,000       5,670,000
      Qwest Services Corp. 13.500%, due
        12/15/10 (144A)(a).................     3,000,000       3,660,000
      TeleCorp PCS, Inc. 10.625%, due
        07/15/10...........................     1,000,000       1,169,433
      TeleCorp PCS, Inc. 0.000% / 11.625%,
        due 04/15/09++.....................       731,000         765,810
                                                          ---------------
                                                               20,401,493
                                                          ---------------
      Electric Services - 2.2%
      AES Corp. (The)
       8.875%, due 02/15/11(b).............     1,000,000       1,095,000
       8.750%, due 05/15/13 (144A)(a)......     3,500,000       3,928,750
      Calpine Corp.
       7.875%, due 04/01/08................     2,300,000       1,805,500
       8.500%, due 02/15/11(b).............     4,000,000       3,185,000
      Duke Energy Co. 5.375%, due
        01/01/09...........................     2,000,000       2,111,620
      NRG Energy, Inc. 8.000%, due 12/15/13
        (144A)(a)..........................     1,825,000       1,927,656
      PP&L, Inc. 6.550%, due 03/01/06......     1,250,000       1,350,712
      PSE&G Energy Holdings, Inc. 8.500%,
        due 06/15/11.......................     1,500,000       1,670,625

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


    -----------------------------------------------------------------------
    Security                                      Par           Value
    Description                                  Amount        (Note 2)
    -----------------------------------------------------------------------

    Electric Services - continued
    TXU Corp., Series J 6.375%, due
      06/15/06............................... $   2,500,000 $     2,656,250
    Virginia Electric & Power Co. 4.500%,
      due 12/15/10...........................     2,300,000       2,322,487
    Virginia Electric & Power Co., - Series A
      7.000%, due 01/01/24...................       700,000         721,363
                                                            ---------------
                                                                 22,774,963
                                                            ---------------
    Electronic Equipment & Instruments - 0.6%
    Rayovac Corp. 8.500%, due
      10/01/13...............................     6,000,000       6,390,000
                                                            ---------------
    Energy Equipment & Services - 0.2%
    PPL Corp. 6.400%, due 11/01/11...........     2,000,000       2,188,278
                                                            ---------------
    Financial Services - 1.4%
    Alamosa Delaware, Inc. 11.000%, due
      07/31/10...............................     2,000,000       2,170,000
    Ford Motor Credit Co. 7.250%, due
      10/25/11...............................     3,000,000       3,258,576
    Franklin Resources, Inc. 3.700%, due
      04/15/08...............................       900,000         895,993
    GATX Financial Corp. 8.875%, due
      06/01/09(b)............................     2,000,000       2,246,216
    Qwest Capital Funding, Inc.
      5.875%, due 08/03/04...................     4,000,000       4,030,000
    R. H. Donnelley Financial Corp.
      10.875%, due 12/15/12 (144A)(a)........     1,000,000       1,191,250
                                                            ---------------
                                                                 13,792,035
                                                            ---------------
    Food Products - 3.4%
    American Seafoods Group LLC
      10.125%, due 04/15/10..................     1,000,000       1,193,750
    ConAgra Foods, Inc.
      6.000%, due 09/15/06...................     1,000,000       1,081,563
    Corn Products International, Inc.
      8.450%, due 08/15/09...................     1,250,000       1,403,125
    Dean Foods Co. 6.625%, due
      05/15/09...............................     3,000,000       3,165,000
    Del Monte Corp.
     9.250%, due 05/15/11....................     1,500,000       1,665,000
     8.625%, due 12/15/12....................       750,000         825,000
    Dole Food Co., Inc.
     8.875%, due 03/15/11....................       800,000         882,000
     1.000%, due 07/15/13 (b)................     2,000,000       2,215,000
    Land O Lakes, Inc.
     9.000%, due 12/15/10 (144A)(a)..........     1,775,000       1,797,187
     8.750%, due 11/15/11 (b)................     1,630,000       1,434,400
    Le-Natures, Inc. 9.000%, due 06/15/13
      (144A)(a)..............................     3,500,000       3,710,000
    Michael Foods, Inc. 8.000%, due
      11/15/13 (144A)(a).....................     5,500,000       5,761,250

     ---------------------------------------------------------------------
     Security                                    Par           Value
     Description                                Amount        (Note 2)
     ---------------------------------------------------------------------

     Food Products - continued
     Nestle Holdings, Inc. 3.000%, due
       05/09/05............................. $   5,000,000 $     5,750,000
     Pinnacle Foods Holdings Corp. 8.250%,
       due 12/01/13 (144A)(a)...............     1,950,000       2,028,000
     Regions Financial Corp. 7.000%, due
       03/01/11.............................     1,500,000       1,693,406
                                                           ---------------
                                                                34,604,681
                                                           ---------------
     Food Retailers - 1.5%
     Ahold USA, Inc. 8.250%, due
       07/15/10.............................     2,000,000       2,190,000
     B & G Foods, Inc. 9.625%, due
       08/01/07.............................     4,500,000       4,663,125
     Dominos, Inc. 8.250%, due 07/01/11
       (144A)(a)............................     2,000,000       2,152,500
     Ingles Markets, Inc. 8.875%, due
       12/01/11(b)..........................     3,000,000       3,030,000
     Roundys, Inc., - Series B 8.875%, due
       06/15/12.............................     1,500,000       1,608,750
     Stater Brothers Holdings, Inc. 10.750%,
       due 08/15/06.........................     1,500,000       1,588,125
                                                           ---------------
                                                                15,232,500
                                                           ---------------
     Health Care Equipment & Supplies - 1.1%
     Abgenix, Inc., Convertible 3.500%, due
       03/15/07.............................     1,225,000       1,143,844
     Alliance Imaging, Inc. 10.375%, due
       04/15/11(b)..........................     2,000,000       2,130,000
     Fresenius Med Cap Trust II 7.875%, due
       02/01/08.............................     1,050,000       1,126,125
     Hanger Orthopedic Group, Inc.
       10.375%, due 02/15/09................     1,000,000       1,140,000
     Medex, Inc. 8.875%, due 05/15/13
       (144A)(a)............................     5,500,000       5,940,000
                                                           ---------------
                                                                11,479,969
                                                           ---------------
     Health Care Providers & Services - 4.0%
     Ameripath, Inc. 10.500%, due
       04/01/13.............................     4,000,000       4,280,000
     Ardent Health Services, Inc. 10.000%,
       due 08/15/13 (144A)(a)...............     2,000,000       2,190,000
     Cole National Group, Inc. 8.875%, due
       05/15/12.............................     1,500,000       1,612,500
     Coventry Health Care, Inc. 8.125%, due
       02/15/12.............................     1,500,000       1,672,500
     Extendicare Health Services,
       Inc. 9.500%, due 07/01/10(b).........     2,000,000       2,230,000
     HCA, Inc. 7.690%, due 06/15/25.........     1,500,000       1,587,213
     HealthSouth Corp.
      10.750%, due 10/01/08(b)(c)...........       500,000         475,000
      8.375%, due 10/01/11(c)...............     1,500,000       1,425,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


     ---------------------------------------------------------------------
     Security                                    Par           Value
     Description                                Amount        (Note 2)
     ---------------------------------------------------------------------

     Health Care Providers & Services - continued
     Iasis Healthcare Corp. 8.500%, due
       10/15/09............................. $   4,000,000 $     4,190,000
     Mariner Health Care, Inc. 8.250%, due
       12/15/13 (144A)(a)...................     1,575,000       1,598,625
     National Nephrology Associations, Inc.
       9.000%, due 11/01/11 (144A)(a).......     1,500,000       1,578,750
     PacifiCare Health Systems, Inc.
       10.750%, due 06/01/09................     1,950,000       2,310,750
     Prime Medical Services, Inc.
       8.750%, due 04/01/08.................     1,500,000       1,455,000
     Rotech Healthcare, Inc. 9.500%, due
       04/01/12.............................     3,000,000       3,150,000
     Tenet Healthcare Corp. 7.375%, due
       02/01/13(b)..........................     5,000,000       5,050,000
     Triad Hospitals, Inc. 7.000%, due
       11/15/13 (144A)(a)...................     2,500,000       2,531,250
     Triad Hospitals, Inc., - Series B
       8.750%, due 05/01/09.................     1,500,000       1,633,125
     UnitedHealth Group, Inc. 4.875%, due
       04/01/13.............................     1,500,000       1,513,222
                                                           ---------------
                                                                40,482,935
                                                           ---------------
     Hotels, Restaurants & Leisure - 5.7%
     AMC Entertainment, Inc. 9.500%, due
       03/15/09.............................     1,550,000       1,604,250
     Aztar Corp.
      8.875%, due 05/15/07..................     3,000,000       3,146,250
      9.000%, due 08/15/11..................     2,000,000       2,205,000
     Boyd Gaming Corp. 8.750%, due
       04/15/12.............................     3,500,000       3,858,750
     Gaylord Entertainment Co. 8.000%, due
       11/15/13 (144A)(a)...................     7,000,000       7,420,000
     Hard Rock Hotel, Inc. 8.875%, due
       06/01/13 (144A)(a)...................     5,000,000       5,350,000
     Harrah's Operation Co., Inc. 7.500%,
       due 01/15/09.........................     1,700,000       1,938,342
     Hilton Hotels Corp. 8.250%, due
       02/15/11(b)..........................     1,500,000       1,736,250
     Isle of Capri Casinos, Inc. 9.000%, due
       03/15/12.............................     3,000,000       3,352,500
     John Q Hammons Hotels, Inc., - Series B
       8.875%, due 05/15/12(b)..............     1,500,000       1,661,250
     Mandalay Resort Group 9.375%, due
       02/15/10(b)..........................     2,000,000       2,340,000
     Mohegan Tribal Gaming Authority
       6.375%, due 07/15/09.................     3,000,000       3,112,500
     O'Charleys, Inc. 9.000%, due 11/01/13
       (144A)(a)............................     2,000,000       2,020,000

      --------------------------------------------------------------------
      Security                                   Par           Value
      Description                               Amount        (Note 2)
      --------------------------------------------------------------------

      Hotels, Restaurants & Leisure - continued
      Park Place Entertainment Corp.
       7.875%, due 12/15/05(b).............. $   3,250,000 $     3,489,687
       9.375%, due 02/15/07.................     1,750,000       1,986,250
      Penn National Gaming, Inc. 6.875%, due
        12/01/11 (144A)(a)..................     3,000,000       2,985,000
      River Rock Entertainment Authority
        9.750%, due 11/01/11 (144A)(a)......     3,000,000       3,240,000
      Six Flags, Inc. 9.500%, due
        02/01/09(b).........................     2,000,000       2,105,000
      Turning Stone Casino Resort Enterprise
        9.125%, due 12/15/10 (144A)(a)......     1,500,000       1,638,750
      Venetian Casino Resort 11.000%, due
        06/15/10............................     2,000,000       2,330,000
                                                           ---------------
                                                                57,519,779
                                                           ---------------
      Household Durables - 1.2%
      Beazer Homes USA, Inc. 8.375%, due
        04/15/12............................     1,000,000       1,107,500
      D. R. Horton, Inc. 6.875%, due
        05/01/13............................     1,000,000       1,070,000
      Fedders North America, Inc. 9.375%,
        due 08/15/07........................     1,500,000       1,515,000
      Jacuzzi Brands, Inc. 9.625%, due
        07/01/10 (144A)(a)..................     2,500,000       2,762,500
      Lennar Corp. 7.625%, due 03/01/09.....     1,500,000       1,732,697
      Schuler Homes, Inc. 9.375%, due
        07/15/09............................     1,500,000       1,695,000
      Sealy Mattress Co.,-Series B 9.875%,
        due 12/15/07(b).....................     1,250,000       1,300,000
      William Lyon Homes, Inc. 10.750%, due
        04/01/13............................     1,150,000       1,313,875
                                                           ---------------
                                                                12,496,572
                                                           ---------------
      Industrials - 0.6%
      Couche Tard US 7.500%, due 12/15/13
        (144A)(a)...........................     1,000,000       1,052,500
      JLG Industries, Inc. 8.250%, due
        05/01/08(b).........................     2,150,000       2,346,188
      Kraton Polymers LLC 8.125%, due
        01/15/14 (144A)(a)..................       175,000         182,875
      Sensus Metering Systems, Inc. 8.625%,
        due 12/15/13 (144A)(a)..............     2,000,000       2,062,500
                                                           ---------------
                                                                 5,644,063
                                                           ---------------
      Industrial-Diversified - 0.3%
      Eagle-Picher, Inc. 9.750%, due
        09/01/13 (144A)(a)..................     1,200,000       1,302,000
      Temple-Inland, Inc. 7.875%, due
        05/01/12............................     1,250,000       1,451,815
                                                           ---------------
                                                                 2,753,815
                                                           ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


     ---------------------------------------------------------------------
     Security                                    Par           Value
     Description                                Amount        (Note 2)
     ---------------------------------------------------------------------

     Insurance - 0.3%
     Advance PCS 8.500%, due 04/01/08....... $   2,500,000 $     2,725,000
                                                           ---------------
     Machinery - 0.7%
     Case New Holland, Inc. 9.250%, due
       08/01/11 (144A)(a)...................     1,200,000       1,350,000
     Cummins, Inc. 9.500%, due 12/01/10
       (144A)(a)............................     2,500,000       2,887,500
     Manitowoc Co., Inc. 7.125%, due
       11/01/13.............................     2,500,000       2,596,875
                                                           ---------------
                                                                 6,834,375
                                                           ---------------
     Media - 8.8%
     Allbritton Communications Co. 7.750%,
       due 12/15/12.........................     7,500,000       7,818,750
     American Media Operations, Inc., -
       Series B 10.250%, due 05/01/09.......     1,000,000       1,071,250
     AMFM, Inc. 8.000%, due 11/01/08........       450,000         523,125
     AOL Time Warner, Inc. 6.125%, due
       04/15/06.............................     2,000,000       2,154,434
     Century Communications Corp. 8.375%,
       due 11/15/17(c)......................       700,000         686,000
     Century Communications Corp., -
       Class A 9.500%, due 03/01/05(c)......     1,850,000       1,794,500
     Charter Communications Holdings
      10.000%, due 04/01/09.................     6,750,000       6,041,250
      10.250%, due 09/15/10 (144A)(a).......     3,500,000       3,692,500
     Cinemark USA, Inc. 9.000%, due
       02/01/13.............................     1,750,000       1,977,500
     Clear Channel Communications, Inc.
       4.625%, due 01/15/08(b)..............     2,500,000       2,581,470
     Comcast Corp. 5.850%, due
       01/15/10.............................     1,500,000       1,604,014
     CSC Holdings, Inc. 7.625%, due
       07/15/18.............................       900,000         949,500
     CSC Holdings, Inc., - Series B 8.125%,
       due 08/15/09.........................     4,000,000       4,320,000
     Dex Media West LLC 9.875%, due
       08/15/13 (144A)(a)...................     2,000,000       2,335,000
     Dex Media, Inc. 8.000%, due 11/15/13
       (144A)(a)............................     3,500,000       3,692,500
     DirecTV Holdings LLC 8.375%, due
       03/15/13.............................     2,500,000       2,912,500
     EchoStar DBS Corp.
      10.375%, due 10/01/07.................       600,000         660,750
      9.125%, due 01/15/09..................     1,625,000       1,826,094
      6.375%, due 10/01/11 (144A)(a)........     3,000,000       3,090,000
     Entercom Radio LLC/Entercom Capital
       7.625%, due 03/01/14.................       750,000         809,062
     FrontierVision Operating Partners LP, -
       Series B 1.000%, due 09/15/07(c).....     1,000,000       1,065,000

      --------------------------------------------------------------------
      Security                                   Par           Value
      Description                               Amount        (Note 2)
      --------------------------------------------------------------------

      Media - continued
      Houghton Mifflin Co. 8.250%, due
        02/01/11............................ $   6,000,000 $     6,450,000
      Insight Communications Co., Inc.
        0.000% / 12.250%, due 02/15/11
        1.000%, due 02/15/11++..............     7,500,000       6,450,000
      LIN Television Corp. 6.500%, due
        05/15/13 (144A)(a)(b)...............     2,000,000       2,012,500
      Mediacom LLC 8.500%, due
        04/15/08(b).........................     6,000,000       6,150,000
      Paxson Communications Corp.
        10.750%, due 07/15/08(b)............     7,000,000       7,673,750
      PRIMEDIA, Inc. 8.875%, due
        05/15/11(b).........................     5,500,000       5,830,000
      Renaissance Media Group LLC 10.000%,
        due 04/15/08++......................       750,000         779,063
      Sinclair Broadcast Group, Inc. 8.750%,
        due 12/15/11........................     2,000,000       2,230,000
                                                           ---------------
                                                                89,180,512
                                                           ---------------
      Metals & Mining - 0.4%
      Armco, Inc. 9.000%, due 09/15/07......     1,500,000       1,338,750
      Century Aluminum Co. 11.750%, due
        04/15/08............................     1,500,000       1,680,000
      Timken Co. 5.750%, due 02/15/10.......     1,500,000       1,484,666
                                                           ---------------
                                                                 4,503,416
                                                           ---------------
      Oil & Gas - 6.0%
      Chesapeake Energy Corp. 8.375%, due
        11/01/08............................     1,000,000       1,105,000
      Dynegy Holdings, Inc. 9.875%, due
        07/15/10 (144A)(a)..................     4,000,000       4,520,000
      El Paso Production Holding Co. 7.750%,
        due 06/01/13 (144A)(a)..............     7,000,000       6,930,000
      Forest Oil Corp. 8.000%, due
        06/15/08............................     1,500,000       1,642,500
      Hanover Compressor Co. 8.625%, due
        12/15/10............................     1,675,000       1,750,375
      Houston Exploration Co. 7.000%, due
        06/15/13 (144A)(a)..................     3,000,000       3,112,500
      Key Energy Services, Inc.
       8.375%, due 03/01/08.................     1,000,000       1,075,000
       6.375%, due 05/01/13(b)..............     1,250,000       1,275,000
      Magnum Hunter Resources, Inc.
        9.600%, due 03/15/12................     2,000,000       2,280,000
      Northwest Pipeline Corp. 8.125%, due
        03/01/10............................     1,500,000       1,672,500
      Nuevo Energy Co., - Series B 9.375%,
        due 10/01/10(b).....................       600,000         661,500
      Seagull Energy 7.500%, due
        09/15/27............................       250,000         281,124

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


      --------------------------------------------------------------------
      Security                                   Par           Value
      Description                               Amount        (Note 2)
      --------------------------------------------------------------------

      Oil & Gas - continued
      Parker Drilling Co. 9.625%, due
        10/01/13 (144A)(a).................. $     675,000 $       705,375
      Pennzoil-Quaker State Co. 10.000%,
        due 11/01/08........................       488,000         577,592
      Pioneer Natural Resources Co., -
        Series A 7.200%, due 01/15/28.......     1,510,000       1,621,246
      Pogo Producing Co. - Series B 10.375%,
        due 02/15/09........................     1,500,000       1,597,500
      Range Resources Corp. 7.375%, due
        07/15/13............................     2,000,000       2,010,000
      Reliant Resources, Inc. 9.500%, due
        07/15/13 (144A)(a)..................     4,500,000       4,837,500
      Semco Energy, Inc. 7.125%, due
        05/15/08............................     5,000,000       5,231,250
      Sonat, Inc.
       6.875%, due 06/01/05.................     2,000,000       1,980,000
       7.625%, due 07/15/11.................     1,500,000       1,396,875
      Stone Energy Corp. 8.250%, due
        12/15/11............................       750,000         821,250
      Suburban Propane Partners LP 6.875%,
        due 12/15/13 (144A)(a)..............     1,600,000       1,624,000
      Swift Energy Co. 9.375%, due
        05/01/12............................     1,250,000       1,381,250
      Teco Energy, Inc. 7.500%, due
        06/15/10............................     6,000,000       6,450,000
      Williams Cos, Inc.
       8.625%, due 06/01/10.................     1,250,000       1,409,375
       7.875%, due 09/01/21.................     3,000,000       3,180,000
                                                           ---------------
                                                                61,128,712
                                                           ---------------
      Paper & Forest Products - 2.5%
      Boise Cascade Corp. 6.500%, due
        11/01/10(b).........................     4,000,000       4,178,372
      Bowater, Inc. 6.500%, due
        06/15/13(b).........................     3,500,000       3,402,658
      Buckeye Technologies, Inc. 8.000%,
        due 10/15/10........................     4,000,000       3,940,000
      Georgia-Pacific Corp.
       8.250%, due 03/01/23(b)..............     4,000,000       4,080,000
       8.125%, due 06/15/23.................     1,950,000       1,979,250
      International Paper Co. 8.125%, due
        07/08/05............................     1,000,000       1,089,740
      Longview Fibre Co. 10.000%, due
        01/15/09............................     1,500,000       1,653,750
      Smurfit-Stone Container Corp. 8.250%,
        due 10/01/12........................     1,750,000       1,907,500
      Weyerhaeuser Co. 6.125%, due
        03/15/07............................     2,500,000       2,711,532
                                                           ---------------
                                                                24,942,802
                                                           ---------------

      --------------------------------------------------------------------
      Security                                   Par           Value
      Description                               Amount        (Note 2)
      --------------------------------------------------------------------

      Personal Products - 0.2%
      JohnsonDiversey Holdings, Inc., -
        Series B 9.625%, due 05/15/12....... $   2,000,000 $     2,240,000
                                                           ---------------
      Pharmaceuticals - 1.1%
      Alpharma, Inc. 8.625%, due 05/01/11
        (144A)(a)...........................     7,000,000       7,122,500
      Perkinelmer, Inc. 8.875%, due
        01/15/13............................     3,500,000       4,025,000
                                                           ---------------
                                                                11,147,500
                                                           ---------------
      Real Estate - 1.1%
      Felcor Lodging LP (REIT) 8.500%, due
        06/01/11(b).........................     2,260,000       2,463,400
      Host Marriott Corp. (REIT), - Series B
        7.875%, due 08/01/08................     3,500,000       3,657,500
      Host Marriott LP (REIT), - Series G
        9.250%, due 10/01/07(b).............     2,250,000       2,525,625
      Senior Housing Properties Trust (REIT)
        7.875%, due 04/15/15................     1,000,000       1,055,000
      Ventas Realty LP (REIT) 8.750%, due
        05/01/09............................     1,000,000       1,102,500
                                                           ---------------
                                                                10,804,025
                                                           ---------------
      Retail - Multiline - 1.6%
      Dillard's, Inc. 6.300%, due
        02/15/08(b).........................     2,500,000       2,537,500
      JC Penney, Inc.
       8.000%, due 03/01/10.................     2,000,000       2,302,500
       6.875%, due 10/15/15.................     1,750,000       1,848,437
       7.950%, due 04/01/17(b)..............     1,500,000       1,711,875
      Remington Arms Co. 10.500%, due
        02/01/11............................     1,000,000       1,070,000
      Rite Aid Corp. 8.125%, due 05/01/10...     6,000,000       6,480,000
                                                           ---------------
                                                                15,950,312
                                                           ---------------
      Retail - Specialty - 0.6%
      American Greetings Corp. 11.750%, due
        07/15/08(b).........................       750,000         870,000
      Woolworth Corp. 8.500%, due
        01/15/22............................     1,110,000       1,237,650
      Saks, Inc. 9.875%, due 10/01/11.......     3,500,000       4,182,500
                                                           ---------------
                                                                 6,290,150
                                                           ---------------
      Telecommunication Services - Wireless - 2.8%
      ACC Escrow Corp. 10.000%, due
        08/01/11 (144A)(a)..................       750,000         840,000
      Centennial Communications Corp
        10.125%, due 06/15/13...............     6,500,000       7,166,250
      Dobson Communications Corp. 8.875%,
        due 10/01/13 (144A)(a)..............     5,000,000       5,087,500
      Nextel Communications, Inc.
       9.500%, due 02/01/11.................     3,000,000       3,405,000
       7.375%, due 08/01/15.................     1,500,000       1,620,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


     ---------------------------------------------------------------------
     Security                                    Par           Value
     Description                                Amount        (Note 2)
     ---------------------------------------------------------------------

     Telecommunication Services - Wireless - continued
     Nextel Partners, Inc. 8.125%, due
       07/01/11(b).......................... $   4,000,000 $     4,280,000
     Rural Cellular Corp. 9.750%, due
       01/15/10.............................     3,500,000       3,438,750
     VoiceStream Wireless Corp. 10.375%,
       due 11/15/09.........................       325,000         363,594
     Western Wireless Corp. 9.250%, due
       07/15/13.............................     2,000,000       2,120,000
                                                           ---------------
                                                                28,321,094
                                                           ---------------
     Textiles, Apparel & Luxury Goods - 0.3%
     Interface, Inc., - Series B 9.500%, due
       11/15/05(b)..........................     1,000,000         975,000
     Oxford Industries, Inc. 8.875%, due
       06/01/11 (144A)(a)...................     1,000,000       1,098,750
     Tommy Hilfiger USA, Inc. 6.850%, due
       06/01/08.............................     1,500,000       1,511,250
                                                           ---------------
                                                                 3,585,000
                                                           ---------------
     Transportation - 0.4%
     Offshore Logistics, Inc. 6.125%, due
       06/15/13.............................     4,000,000       3,940,000
                                                           ---------------
     U.S. Government Agency Mortgage Backed Securities - 2.1%
     Federal Home Loan Mortgage Corp.
       5.500%, due 07/15/06(b)..............    10,000,000      10,780,890
     Federal National Mortgage Assoc.
       5.500%, due 10/01/33.................     4,942,686       5,011,103
     Federal National Mortgage Assoc.
      7.000%, due 09/01/29..................       322,304         341,636
      7.000%, due 03/01/32..................       607,876         643,872
      7.000%, due 05/01/32..................     2,478,217       2,624,968
      6.000%, due 12/01/32..................     2,047,372       2,117,851
                                                           ---------------
                                                                21,520,320
                                                           ---------------
     Total Domestic Bonds & Debt Securities
     (Cost $660,352,824)                                       705,164,303
                                                           ---------------

     Foreign Bonds & Debt Securities - 4.7%
     Australia - 0.1%
     Aristocrat Leisure, Ltd., Convertible
       5.000%, due 05/31/06.................     1,000,000         955,000
                                                           ---------------
     Bermuda - 0.2%
     Comcast UK Cable Partners, Ltd.
       11.20%, due 11/15/07.................     2,500,000       2,537,500
                                                           ---------------
     Brazil - 0.0%
     Globo Comunicacoes Participacao
       10.625%, due 12/05/08
       (144A)(a)(c).........................       750,000         337,500
                                                           ---------------

   --------------------------------------------------------------------------
   Security                                         Par           Value
   Description                                     Amount        (Note 2)
   --------------------------------------------------------------------------

   Canada - 2.3%
   Abitibi-Consolidated, Inc. (Yankee)
     8.550%, due 08/01/10...................... $   3,000,000 $     3,345,900
   Biovail Corp., (Yankee) 7.875%, due
     04/01/10..................................     4,500,000       4,612,500
   Bombardier Recreational Products
     8.375%, due 12/15/13 (144A)(a)............     1,000,000       1,050,000
   Millar Western Forest Products, Ltd.
     7.750%, due 11/15/13 (144A)(a)............     1,625,000       1,694,062
   Placer Dome, Inc., Convertible 2.750%,
     due 10/15/23 (144A)(a)....................     5,000,000       6,006,250
   Rogers Cantel, Inc., (Yankee) 8.300%,
     due 10/01/07..............................     1,500,000       1,552,500
   Rogers Wireless Communications, Inc.
     9.625%, due 05/01/11......................     1,000,000       1,200,000
   Tembec Industries, Inc. 7.750%, due
     03/15/12..................................     2,000,000       2,000,000
   Tembec Industries, Inc., (Yankee)
     8.625%, due 06/30/09(b)...................     1,500,000       1,552,500
                                                              ---------------
                                                                   23,013,712
                                                              ---------------
   France - 0.2%
   Vivendi Universal S.A., - Series B 9.250%,
     due 04/15/10 (144A)(a)....................     1,750,000       2,082,500
                                                              ---------------
   Ireland - 0.3%
   Eircom Funding 8.250%, due
     08/15/13(b)...............................       750,000         834,375
   MDP Acquisitions Plc 9.625%, due
     10/01/12..................................     1,850,000       2,081,250
                                                              ---------------
                                                                    2,915,625
                                                              ---------------
   Luxembourg - 0.8%
   Tyco International Group S. A., 6.000%,
     due 11/15/13 (144A)(a)....................     2,700,000       2,794,500
   Tyco International Group S. A., -
     Series A, Convertible 2.750%, due
     01/15/18..................................     4,000,000       5,125,000
                                                              ---------------
                                                                    7,919,500
                                                              ---------------
   Mexico - 0.2%
   Petroleos Mexicanos 8.625%, due
     12/01/23 (144A)(a)........................       700,000         771,750
   TV Azteca S.A. de C.V., - Series B, (Yankee)
     10.500%, due 02/15/07(b)..................     1,500,000       1,541,250
                                                              ---------------
                                                                    2,313,000
                                                              ---------------
   Netherlands - 0.5%
   ASML Holding N.V., Convertible 5.750%,
     due 10/15/06..............................     2,000,000       2,630,000
   Stmicroelectronics N.V., Convertible
     3.688%, due 07/05/13
     (144A)(a)+................................     2,000,000       2,152,500
                                                              ---------------
                                                                    4,782,500
                                                              ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


     ---------------------------------------------------------------------
     Security                                    Par           Value
     Description                                Amount        (Note 2)
     ---------------------------------------------------------------------

     United Kingdom - 0.1%
     Swiss Life Financial, Ltd., Convertible
       2.000%, due 05/20/05................. $   1,225,000 $     1,365,875
                                                           ---------------
     Total Foreign Bonds & Debt Securities
     (Cost $44,832,496)                                         48,222,712
                                                           ---------------

     Convertible Bonds - 14.4%
     Advertising - 0.7%
     Lamar Advertising Co. 2.875%, due
       12/31/10.............................     7,000,000       7,210,000
                                                           ---------------
     Agricultural - 0.3%
     Bunge, Ltd. 3.750%, due
       11/15/22(b)..........................     3,000,000       3,513,750
                                                           ---------------
     Biotechnology - 0.7%
     Amgen, Inc. 1.005%, due 03/01/32+......     2,000,000       1,517,500
     Fisher Scientific International, Inc.
       2.500%, due 10/01/23 (144A)(a).......     5,000,000       5,693,750
                                                           ---------------
                                                                 7,211,250
                                                           ---------------
     Commercial Services & Supplies - 0.5%
     First Data Corp. 2.000%, due
       03/01/08(b)..........................     4,500,000       4,893,750
                                                           ---------------
     Communications Equipment - 1.0%
     Corning, Inc.
      7.000%, due 03/15/07..................     1,000,000       1,005,000
      3.500%, due 11/01/08..................     4,000,000       4,975,000
     L-3 Communications Holdings, Inc.
       4.000%, due 09/15/11.................     3,500,000       3,845,625
                                                           ---------------
                                                                 9,825,625
                                                           ---------------
     Computer Software & Processing - 1.3%
     Affiliated Computer Services, Inc.
       3.500%, due 02/15/06.................       750,000         952,500
     BEA Systems, Inc. 4.000%, due
       12/15/06.............................     2,500,000       2,521,875
     Mentor Graphics Corp. 6.875%, due
       06/15/07.............................     5,000,000       5,343,750
     Mercury Interactive Corp. 4.750%, due
       07/01/07.............................     2,000,000       1,992,500
     Wind River Systems, Inc. 3.750%, due
       12/15/06.............................     2,950,000       2,765,625
                                                           ---------------
                                                                13,576,250
                                                           ---------------
     Computers & Peripherals - 0.1%
     Maxtor Corp. 6.800%, due 04/30/10......       730,000       1,046,637
                                                           ---------------
     Electrical Equipment - 0.9%
     Artesyn Technologies, Inc. 5.500%, due
       08/15/10.............................     1,900,000       2,588,750
     LSI Logic Corp. 4.000%, due
       05/15/10.............................     6,000,000       6,697,500
                                                           ---------------
                                                                 9,286,250
                                                           ---------------

     ---------------------------------------------------------------------
     Security                                    Par           Value
     Description                                Amount        (Note 2)
     ---------------------------------------------------------------------

     Electronics - 0.4%
     Agilent Technologies, Inc. 3.000%, due
       12/01/21//\/......................... $   1,000,000 $     1,097,500
     EDO Corp. 5.250%, due 04/15/07.........     2,500,000       2,803,125
                                                           ---------------
                                                                 3,900,625
                                                           ---------------
     Food Products - 0.4%
     General Mills, Inc. 1.901%, due
       10/28/22+............................     5,000,000       3,525,000
                                                           ---------------
     Health Care Equipment & Supplies - 0.4%
     Medtronic, Inc. 1.250%, due
       09/15/21.............................     3,500,000       3,600,625
                                                           ---------------
     Health Care Providers & Services - 1.5%
     Allergan, Inc. 0.253%, due
       11/06/22+............................     2,000,000       1,915,000
     Beverly Enterprises, Inc. 2.750%, due
       11/01/33.............................     3,000,000       4,245,000
     Lifepoint Hospitals, Inc. 4.500%, due
       06/01/09.............................     4,000,000       4,035,000
     Universal Health Services, Inc. 0.426%,
       due 06/23/20.........................     7,500,000       4,978,125
                                                           ---------------
                                                                15,173,125
                                                           ---------------
     Hotels, Restaurants & Leisure - 0.2%
     Fairmont Hotels & Resorts, Inc. 3.750%,
       due 12/01/23 (144A)(a)...............     2,000,000       2,107,500
                                                           ---------------
     Internet Software & Services - 0.2%
     Alloy, Inc. 5.375%, due 08/01/23
       (144A)(a)............................     1,750,000       1,715,000
                                                           ---------------
     Leisure Equipment & Products - 0.1%
     Eastman Kodak Co. 3.375%, due
       10/15/33 (144A)(a)...................       800,000         892,000
                                                           ---------------
     Media - 1.7%
     Disney Walt Co. 2.125%, due
       04/15/23.............................     5,000,000       5,318,750
     Flir Systems, Inc. 3.000%, due 06/01/23
       (144A)(a)............................     4,000,000       4,420,000
     Liberty Media Corp. 3.250%, due
       03/15/31.............................     5,000,000       5,225,000
     Sinclair Broadcast Group, Inc. 4.875%,
       due 07/15/18++.......................     2,500,000       2,759,375
                                                           ---------------
                                                                17,723,125
                                                           ---------------

     Oil & Gas - 0.4%
     Kerr-McGee Corp. 5.250%, due
       02/15/10.............................     3,000,000       3,176,250
     Parker Drilling Co. 5.500%,
       due 08/01/04(b)......................     1,000,000       1,003,750
                                                           ---------------
                                                                 4,180,000
                                                           ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


      -------------------------------------------------------------------
      Security                               Shares/Par       Value
      Description                              Amount        (Note 2)
      -------------------------------------------------------------------

      Pharmaceuticals - 0.7%
      Cell Therapeutics, Inc. 5.750%,
        due 06/15/08....................... $     441,000 $       455,333
      Cephalon, Inc. 2.500%, due
        12/15/06...........................     1,725,000       1,653,844
      Human Genome Sciences, Inc. 3.750%,
        due 03/15/07.......................       970,000         896,037
      Teva Pharmaceutical Finance B.V.
        0.375%, due 11/15/22...............     3,240,000       4,511,700
                                                          ---------------
                                                                7,516,914
                                                          ---------------
      Retail - Multiline - 0.4%
      Costco Wholesale Corp. 1.237%,
        due 08/19/17+......................     5,000,000       4,256,250
                                                          ---------------
      Semiconductor Equipment & Products - 1.1%
      Lam Research Corp. 4.000%,
        due 06/01/06.......................     1,500,000       1,545,000
      Micron Technology, Inc. 2.500%,
        due 02/01/10.......................     3,500,000       4,646,250
      Teradyne, Inc. 3.750%, due
        10/15/06...........................     4,000,000       4,620,000
                                                          ---------------
                                                               10,811,250
                                                          ---------------
      Software - 0.7%
      Documentum, Inc. 4.500%, due
        04/01/07...........................     6,000,000       7,177,500
                                                          ---------------
      Telecommunication Services - Wireless - 0.7%
      Nextel Communications, Inc. 5.250%,
        due 01/15/10.......................     2,500,000       2,550,000
      RF Micro Devices, Inc. 1.500%,
        due 07/01/10.......................     3,000,000       4,552,500
                                                          ---------------
                                                                7,102,500
                                                          ---------------
      Total Convertible Bonds
      (Cost $135,915,242)                                     146,244,926
                                                          ---------------

      Common Stocks - 0.5%
      Coal - 0.0%
      Horizon Natural Resources Co.*.......        48,436             485
                                                          ---------------
      Communications Equipment - 0.0%
      Call-Net Enterprises, Inc. - Class B*        16,571          66,284
      McDATA Corp. - Class A*(b)...........           440           4,193
                                                          ---------------
                                                                   70,477
                                                          ---------------
      Diversified Telecommunication Services - 0.1%
      Sprint Corp. (FON Group).............        72,500         514,750
                                                          ---------------
      Energy Equipment & Services - 0.0%
      Trico Marine Services, Inc.*.........        47,412          84,868
                                                          ---------------
      Health Care Providers & Services - 0.4%
      Anthem, Inc. Convertible.............        20,000       1,764,600
      Baxter International, Inc.(b)........        45,000       2,486,250
                                                          ---------------
                                                                4,250,850
                                                          ---------------

    -----------------------------------------------------------------------
    Security                                                    Value
    Description                                   Shares       (Note 2)
    -----------------------------------------------------------------------

    Household Products - 0.0%
    Leiner Health Products Group, Inc.
      Series C*(d)............................           82 $            82
                                                            ---------------
    IT Consulting & Services - 0.0%
    EMC Corp.*................................       12,000         155,040
                                                            ---------------
    Paper & Forest Products - 0.0%
    PT Indah Kiat Pulp & Paper Corp.*.........    1,867,500         127,493
                                                            ---------------
    Total Common Stocks (Cost $7,724,724)                         5,204,045
                                                            ---------------

    Preferred Stock - 3.7%
    Aerospace & Defense - 0.1%
    Raytheon Co. 8.25%........................       25,000       1,357,000
                                                            ---------------
    Automobiles - 0.1%
    Ford Motor Co. 6.50%......................       15,000         837,750
                                                            ---------------
    Communications Equipment - 0.0%
    Microcell Telecommunications - Class A,
      9.00%*..................................        4,879          61,915
                                                            ---------------
    Electric Utilities - 0.5%
    Dominion Resources, Inc. 9.50%(b).........       85,000       4,866,250
    Toledo Edison Co. 4.25%...................          300          21,750
                                                            ---------------
                                                                  4,888,000
                                                            ---------------
    Electrical Equipment - 0.6%
    FPL Group, Inc. 8.00%(b)..................      100,000       5,649,000
                                                            ---------------
    Financial Services - 0.3%
    Doral Financial Corp. 4.75%*..............        4,800       1,243,500
    Prudential Financial, Inc. 6.75%..........       30,000       1,953,000
                                                            ---------------
                                                                  3,196,500
                                                            ---------------
    Hotels, Restaurants & Leisure - 0.1%
    Six Flags, Inc. 7.25%.....................       30,000         687,000
                                                            ---------------
    Industrial - Diversified - 0.3%
    Temple-Inland, Inc. 7.50% (b).............       50,000       2,906,000
                                                            ---------------
    IT Consulting & Services - 0.0%
    Electronic Data Systems Corp. 7.625%......       15,000         343,950
                                                            ---------------
    Media - 0.4%
    Interpublic Group of Companies, Inc. -
       Series A 5.375%*.......................       23,000       1,319,050
    Sinclair Broadcast Group, Inc. - Series D,
      6.00%...................................       55,700       2,748,795
                                                            ---------------
                                                                  4,067,845
                                                            ---------------
    Metals & Mining - 0.3%
    Phelps Dodge Corp. 6.75%(b)...............       20,500       3,468,600
                                                            ---------------
    Oil & Gas - 0.5%
    Chesapeake Energy Corp. 6.00%(b)..........       50,000       3,775,000
    Kerr Mcgee Corp. 5.500%...................       20,000         998,000
                                                            ---------------
                                                                  4,773,000
                                                            ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


  ------------------------------------------------------------------------------
  Security                                      Shares/Par           Value
  Description                                     Amount            (Note 2)
  ------------------------------------------------------------------------------

  Pharmaceuticals - 0.4%
  Omnicare, Inc. 4.00%........................        62,000    $     3,952,500
                                                                ---------------
  Telecommunication Services - Wireless - 0.1%
  Alamosa Holdings, Inc. - Series B
    7.500%*...................................         1,000            346,250
  Motorola, Inc. 7.000%(b)....................        25,000          1,085,750
                                                                ---------------
                                                                      1,432,000
                                                                ---------------
  Total Preferred Stock (Cost $34,354,823)                           37,621,060
                                                                ---------------

  Warrants - 0.0%
  Energy Equipment & Services - 0.0%
  Seabulk International, Inc. (expiring
    06/30/07)* (144A)(a)......................         1,423              4,269
                                                                ---------------
  Paper & Forest Products - 0.0%
  Asia Pulp & Paper, Ltd. (expiring
    03/15/05) * (144A)(a)(d)..................           250                  0
                                                                ---------------
  Total Warrants (Cost $0)                                                4,269
                                                                ---------------

  Short-Term Investments - 17.5%
  State Street Bank and Trust Co.,
    Repurchase Agreement, dated
    12/31/03 at 0.15% to be repurchased
    at $48,000,400 on 01/02/04
    collateralized by $48,700,000 FHLMC
    1.200% due 08/06/04 with a value of
    $48,960,789............................... $  48,000,000         48,000,000
  State Street Bank and Trust Co.,
    Repurchase Agreement, dated
    12/31/03 at 0.15% to be repurchased
    at $14,505,121 on 01/02/04
    collateralized by $14,255,000 FNMA
    4.625% due 08/13/04 with a value of
    $14,795,835...............................    14,505,000         14,505,000
                                                                ---------------
                                                                     62,505,000
                                                                ---------------
  State Street Navigator Securities Lending
    Prime Portfolio(e)........................   114,790,967        114,790,967
                                                                ---------------
  Total Short-Term Investments
  (Cost $177,295,967)                                               177,295,967
                                                                ---------------

  TOTAL INVESTMENTS - 110.2%
  (Cost $1,060,476,076)                                           1,119,757,282

  Other Assets and Liabilities (net) - (10.2%)                     (104,096,412)
                                                                ---------------

  TOTAL NET ASSETS - 100.0%                                     $ 1,015,660,870
                                                                ===============

Portfolio Footnotes:

* Non-income producing security.

+ Zero coupon bond- Interest rate represents current yield to maturity.

++ Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

//\ /Variable or floating rate security. The stated rate represents the rate at December 31, 2003.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(b) All or a portion of security out on loan.

(c) Security is in default.

(d) Illiquid securities representing in the aggregate 0.00% of net assets.

(e) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

The following table summarizes the portfolio composition of the Portfolios' holdings at December 31, 2003, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used

                                                      Percent of
                                                       Portfolio
              Portfolio Composition by Credit Quality (unaudited)
              ---------------------------------------------------
                 AAA/Government/Government Agency        18.27%
                 AA                                        .32%
                 A                                        2.41%
                 BBB                                      9.28%
                 BB                                      19.56%
                 B                                       37.83%
                 Below B                                  8.51%
                 Equities/Other                           3.82%
                                                        ------
                 Total:                                 100.00%
                                                        ======

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)



        ----------------------------------------------------------------
        Security                                              Value
        Description                             Shares       (Note 2)
        ----------------------------------------------------------------

        Common Stocks - 94.8%
        Air Freight & Logistics - 0.2%
        United Parcel Service, Inc. - Class B      57,900 $    4,316,445
                                                          --------------
        Airlines - 0.9%
        AMR Corp.*(a)........................     604,010      7,821,929
        Delta Air Lines, Inc.(a).............     983,470     11,614,781
                                                          --------------
                                                              19,436,710
                                                          --------------
        Banks - 7.8%
        Bank of New York Co., Inc............     574,350     19,022,472
        Bank One Corp........................   1,062,600     48,443,934
        FleetBoston Financial Corp...........     564,925     24,658,976
        U.S. Bancorp.........................     737,900     21,974,662
        Wachovia Corp........................     735,300     34,257,627
        Wells Fargo Co.......................     476,110     28,038,118
                                                          --------------
                                                             176,395,789
                                                          --------------
        Beverages - 1.7%
        PepsiCo, Inc.........................     821,705     38,307,887
                                                          --------------
        Chemicals - 3.7%
        E.I. du Pont de Nemours & Co.........     484,800     22,247,472
        Monsanto Co..........................     368,838     10,615,157
        Potash Corporation of Saskatchewan,
          Inc.(a)............................     128,325     11,097,546
        Praxair, Inc.........................     595,550     22,750,010
        Rohm & Haas Co.......................     407,115     17,387,882
                                                          --------------
                                                              84,098,067
                                                          --------------
        Commercial Services & Supplies - 2.6%
        Waste Management, Inc................     684,460     20,260,016
        Xerox Corp.*(a)......................   2,822,240     38,946,912
                                                          --------------
                                                              59,206,928
                                                          --------------
        Communications Equipment - 2.3%
        BellSouth Corp.......................     305,000      8,631,500
        Corning, Inc.*(a)....................   1,033,800     10,782,534
        Qwest Communications Intl., Inc.*....   2,147,200      9,275,904
        SBC Communications, Inc..............     903,535     23,555,157
                                                          --------------
                                                              52,245,095
                                                          --------------
        Computers & Peripherals - 2.3%
        Apple Computer, Inc.*................   2,376,601     50,787,963
                                                          --------------
        Electric Utilities - 2.1%
        Constellation Energy Group, Inc......     101,580      3,977,873
        FPL Group, Inc.......................     178,270     11,662,423
        Progress Energy, Inc.(a).............     499,900     22,625,474
        Public Service Enterprise Group, Inc.     196,700      8,615,460
                                                          --------------
                                                              46,881,230
                                                          --------------
        Electrical Equipment - 0.5%
        Emerson Electric Co..................     190,500     12,334,875
                                                          --------------

       ------------------------------------------------------------------
       Security                                                Value
       Description                               Shares       (Note 2)
       ------------------------------------------------------------------

       Electronics - 3.3%
       Agilent Technologies, Inc.*............     463,895 $   13,564,290
       Motorola, Inc..........................   3,258,840     45,851,879
       Solectron Corp.*.......................   1,017,590      6,013,957
       Teradyne, Inc.*(a).....................     333,185      8,479,558
                                                           --------------
                                                               73,909,684
                                                           --------------
       Entertainment & Leisure - 2.1%
       Walt Disney Co.........................   1,977,530     46,135,775
                                                           --------------
       Financial Services - 6.1%
       Citigroup, Inc.........................   1,087,775     52,800,598
       Goldman Sachs Group, Inc...............      79,000      7,799,670
       J.P. Morgan Chase & Co.................     361,940     13,294,056
       Mellon Financial Corp..................   1,132,130     36,352,694
       Merrill Lynch & Co., Inc...............     434,010     25,454,687
       Morgan Stanley.........................      34,700      2,008,089
                                                           --------------
                                                              137,709,794
                                                           --------------
       Food Products - 4.3%
       Archer-Daniels-Midland Co..............     748,140     11,386,691
       Diageo Plc (ADR)(a)....................     173,000      9,144,780
       General Mills, Inc.....................     488,565     22,131,995
       H.J. Heinz Co..........................      60,645      2,209,297
       Kellogg Co.............................     472,585     17,996,037
       Kraft Foods, Inc. - Class A(a).........   1,079,501     34,781,522
                                                           --------------
                                                               97,650,322
                                                           --------------
       Health Care Providers & Services - 1.4%
       Baxter International, Inc..............     318,590      9,723,367
       Cardinal Health, Inc...................     320,680     19,612,789
       Tenet Healthcare Corp.*................     203,800      3,270,990
                                                           --------------
                                                               32,607,146
                                                           --------------
       Household Products - 0.5%
       Newell Rubbermaid, Inc.................     454,500     10,348,965
                                                           --------------
       Industrial Conglomerates - 2.8%
       Illinois Tool Works, Inc.(a)...........     322,800     27,086,148
       Tyco International, Ltd................   1,324,880     35,109,320
                                                           --------------
                                                               62,195,468
                                                           --------------
       Insurance - 3.4%
       Allstate Corp..........................     122,205      5,257,259
       American International Group, Inc......     729,900     48,377,772
       China Life Insurance Co., Ltd.
         (ADR)*(a)............................      22,900        755,013
       CIGNA Corp.............................     179,235     10,306,012
       Hartford Financial Services Group, Inc.     171,325     10,113,315
       Travelers Property Casualty Corp. -
         Class B..............................      80,975      1,374,146
                                                           --------------
                                                               76,183,517
                                                           --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


         --------------------------------------------------------------
         Security                                            Value
         Description                           Shares       (Note 2)
         --------------------------------------------------------------

         Machinery - 5.0%
         Caterpillar, Inc...................     228,600 $   18,978,372
         Deere & Co.........................     901,015     58,611,026
         Eaton Corp.........................     282,165     30,468,177
         Parker-Hannifin Corp...............      75,725      4,505,637
                                                         --------------
                                                            112,563,212
                                                         --------------
         Media - 7.4%
         Clear Channel Communications, Inc..     568,900     26,641,587
         Comcast Corp. - Class A*...........   1,299,447     40,646,702
         Cox Communications, Inc. - Class A*     254,800      8,777,860
         Gannett Co., Inc...................      94,200      8,398,872
         Tribune Co.........................     745,775     38,481,990
         Viacom, Inc. - Class B.............     962,530     42,717,082
                                                         --------------
                                                            165,664,093
                                                         --------------
         Metals & Mining - 3.8%
         Alcoa, Inc.........................   1,164,525     44,251,950
         Barrick Gold Corp..................     367,495      8,345,811
         Newmont Mining Corp................     677,700     32,942,997
                                                         --------------
                                                             85,540,758
                                                         --------------
         Oil & Gas - 9.6%
         Baker Hughes, Inc..................   1,167,970     37,561,915
         BP Plc (ADR).......................     374,900     18,501,315
         Exxon Mobil Corp...................   2,857,500    117,157,500
         GlobalSantaFe Corp.................     357,785      8,883,802
         Schlumberger, Ltd..................     621,540     34,010,669
                                                         --------------
                                                            216,115,201
                                                         --------------
         Paper & Forest Products - 2.5%
         International Paper Co.............   1,084,700     46,761,417
         Weyerhaeuser Co.(a)................     157,700     10,092,800
                                                         --------------
                                                             56,854,217
                                                         --------------
         Personal Products - 1.0%
         Gillette Co........................     451,760     16,593,145
         Kimberly-Clark Corp................     103,460      6,113,451
                                                         --------------
                                                             22,706,596
                                                         --------------
         Pharmaceuticals - 6.1%
         Abbott Laboratories................     263,700     12,288,420
         Amgen, Inc.*.......................      23,400      1,446,120
         Merck & Co., Inc...................     456,075     21,070,665
         Novartis AG (ADR)(a)...............     578,000     26,524,420
         Pfizer, Inc........................     103,980      3,673,613
         Schering-Plough Corp...............   1,711,150     29,756,899
         Wyeth..............................     984,710     41,800,939
                                                         --------------
                                                            136,561,076
                                                         --------------

       ------------------------------------------------------------------
       Security                                                Value
       Description                                Shares      (Note 2)
       ------------------------------------------------------------------

       Retail - Multiline - 1.8%
       Staples, Inc.*...........................   322,305 $    8,798,927
       Target Corp..............................   730,835     28,064,064
       Wal-Mart Stores, Inc.....................    53,200      2,822,260
                                                           --------------
                                                               39,685,251
                                                           --------------
       Retail - Specialty - 2.5%
       Gap, Inc.(a)............................. 1,600,070     37,137,625
       Limited, Inc............................. 1,097,770     19,792,793
                                                           --------------
                                                               56,930,418
                                                           --------------
       Road & Rail - 1.1%
       Canadian National Railway Co.............    96,670      6,117,278
       CSX Corp.(a).............................   399,135     14,344,912
       Union Pacific Corp.......................    71,715      4,982,758
                                                           --------------
                                                               25,444,948
                                                           --------------
       Semiconductor Equipment & Products - 0.5%
       Texas Instruments, Inc...................   345,400     10,147,852
                                                           --------------
       Software - 2.2%
       EMC Corp.*............................... 3,443,835     44,494,348
       Microsoft Corp...........................   180,300      4,965,462
                                                           --------------
                                                               49,459,810
                                                           --------------
       Telecommunication Services - Diversified - 2.1%
       Verizon Communications, Inc.............. 1,319,000     46,270,520
                                                           --------------
       Textiles, Apparel & Luxury Goods -  1.2%
       NIKE, Inc. - Class B.....................   401,575     27,491,825
                                                           --------------
       Total Common Stocks (Cost $1,815,420,235)            2,132,187,437
                                                           --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


     ----------------------------------------------------------------------
     Security                                   Shares/Par      Value
     Description                                  Amount       (Note 2)
     ----------------------------------------------------------------------

     Short-Term Investments - 10.9%
     State Street Bank and Trust Co.,
       Repurchase Agreement, dated
       12/31/03 at 0.15% to be repurchased
       at $96,000,800 on 01/02/04
       collateralized by $97,400,000 FHLMC
       1.200% due 08/06/04 with a value of
       $97,921,577............................ $ 96,000,000 $   96,000,000
     State Street Bank and Trust Co.,
       Repurchase Agreement, dated
       12/31/03 at 0.15% to be repurchased
       at $35,804,298 on 01/02/04
       collateralized by $36,120,000 FNMA
       1.875% due 02/15/05 with a value of
       $36,522,557............................   35,804,000     35,804,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).....................  111,948,956    111,948,956
                                                            --------------
     Total Short-Term Investments
     (Cost $243,752,956)                                       243,752,956
                                                            --------------

     TOTAL INVESTMENTS - 105.7%
     (Cost $2,059,173,191)                                   2,375,940,393

     Other Assets and Liabilities (net) -  (5.7%)             (127,209,223)
                                                            --------------

     TOTAL NET ASSETS - 100.0%                              $2,248,731,170
                                                            ==============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR -   American Depositary Receipt

FHLMC - Federal Home Loan Mortgage Corporation

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


          ------------------------------------------------------------
          Security                                           Value
          Description                               Shares  (Note 2)
          ------------------------------------------------------------

          Common Stocks - 99.0%
          Auto Components - 1.4%
          Advance Auto Parts, Inc.*................  9,800 $   797,720
                                                           -----------
          Automobiles - 1.3%
          PACCAR, Inc..............................  8,700     740,544
                                                           -----------
          Banks - 3.3%
          New York Community Bancorp, Inc.......... 32,599   1,240,392
          Southwest Bancorp. of Texas, Inc......... 10,900     423,465
          Texas Regional Bancshares, Inc. - Class A  3,850     142,450
                                                           -----------
                                                             1,806,307
                                                           -----------
          Biotechnology - 0.8%
          Biogen Idec, Inc.*....................... 12,000     441,360
                                                           -----------
          Building Products - 2.7%
          Danaher Corp.(a).........................  7,600     697,300
          MSC Industrial Direct Co., Inc. - Class A 28,400     781,000
                                                           -----------
                                                             1,478,300
                                                           -----------
          Commercial Services & Supplies - 9.0%
          Advisory Board Co.*......................  3,200     111,712
          Cerner Corp.*(a)......................... 20,700     783,495
          CNF, Inc................................. 20,800     705,120
          Exult, Inc.*(a)..........................  9,500      67,640
          G & K Services, Inc. - Class A...........  4,500     165,375
          InterActiveCorp*......................... 27,503     933,177
          Iron Mountain, Inc.*..................... 21,650     856,041
          Kroll, Inc.*............................. 25,500     663,000
          Pegasus Solutions, Inc.*(a)..............  9,150      95,800
          Robert Half International, Inc.*......... 21,000     490,140
          Steiner Leisure, Ltd.*...................  8,800     125,840
                                                           -----------
                                                             4,997,340
                                                           -----------
          Communications Equipment - 1.6%
          Avaya, Inc.*............................. 68,300     883,802
                                                           -----------
          Communications Services - 2.9%
          Alliance Data Systems Corp.*............. 21,100     584,048
          EchoStar Communications Corp. - Class A*. 29,100     989,400
                                                           -----------
                                                             1,573,448
                                                           -----------
          Computer Software & Processing - 5.0%
          Fiserv, Inc.*............................ 21,000     829,710
          Intuit, Inc.*............................ 13,800     730,158
          Macromedia, Inc.*........................  8,000     142,720
          Manhattan Associates, Inc.*(a)...........  3,800     105,032
          ManTech International Corp. - Class A*...  7,900     197,105
          Quest Software, Inc.*....................  5,300      75,260
          SeeBeyond Technology Corp.*.............. 28,600     122,694
          TIBCO Software, Inc.*.................... 17,800     120,506
          Verint Systems, Inc.*....................  4,100      92,496
          Verity, Inc.*............................  6,500     108,485
          WatchGuard Technologies, Inc.*(a)........ 11,100      64,602
          WebEx Communications, Inc.*(a)...........  8,800     176,880
                                                           -----------
                                                             2,765,648
                                                           -----------

           ----------------------------------------------------------
           Security                                         Value
           Description                             Shares  (Note 2)
           ----------------------------------------------------------

           Construction & Engineering - 2.8%
           Jacobs Engineering Group, Inc.*........ 14,600 $   700,946
           Rowan Companies, Inc.*................. 37,600     871,192
                                                          -----------
                                                            1,572,138
                                                          -----------
           Containers & Packaging - 1.5%
           Pactiv Corp.*.......................... 35,700     853,230
                                                          -----------
           Electrical Equipment - 3.0%
           FLIR Systems, Inc.*....................  4,600     167,900
           Graftech International Ltd.*........... 26,800     361,800
           Molex, Inc............................. 19,600     683,844
           Synopsys, Inc.*........................ 13,000     438,880
                                                          -----------
                                                            1,652,424
                                                          -----------
           Electronics - 4.1%
           Cree, Inc.*(a).........................  4,600      81,374
           Dionex Corp.*..........................  1,700      78,234
           Drexler Technology Corp.*(a)...........  4,600      62,882
           Integrated Circuit Systems, Inc.*...... 17,800     507,122
           Jabil Circuit, Inc.*................... 26,900     761,270
           Marvell Technology Group, Ltd.*........  8,300     314,819
           Planar Systems, Inc.*..................  6,500     158,080
           Symbol Technologies, Inc...............  8,000     135,120
           Sypris Solutions, Inc..................  4,700      79,007
           Zoran Corp.*...........................  4,900      85,211
                                                          -----------
                                                            2,263,119
                                                          -----------
           Financial Services - 4.2%
           Affiliated Managers Group, Inc.*....... 11,500     800,285
           Franklin Resources, Inc................ 14,800     770,488
           Providian Financial Corp.*............. 64,300     748,452
                                                          -----------
                                                            2,319,225
                                                          -----------
           Health Care Equipment & Supplies - 1.5%
           Boston Scientific Corp.*............... 17,600     646,976
           Integra LifeSciences Holdings*.........  3,000      85,890
           Zoll Medical Corp.*(a).................  2,100      74,508
                                                          -----------
                                                              807,374
                                                          -----------
           Health Care Providers & Services - 5.3%
           Caremark Rx, Inc.*..................... 47,000   1,190,510
           Omnicare, Inc.......................... 23,000     928,970
           Province Healthcare Co.*(a)............ 51,400     822,400
                                                          -----------
                                                            2,941,880
                                                          -----------
           Hotels, Restaurants & Leisure - 0.5%
           Jack in the Box, Inc.*.................  6,300     134,568
           Red Robin Gourmet Burgers*(a)..........  5,100     155,244
                                                          -----------
                                                              289,812
                                                          -----------
           Household Durables - 1.9%
           Harman International Industries, Inc...  1,300      96,174
           La-Z-Boy, Inc..........................  6,800     142,664
           Pulte Homes, Inc.......................  8,500     795,770
                                                          -----------
                                                            1,034,608
                                                          -----------
           Industrial Conglomerates - 1.1%
           ITT Industries, Inc....................  8,000     593,680
                                                          -----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


       ------------------------------------------------------------------
       Security                                                 Value
       Description                                     Shares  (Note 2)
       ------------------------------------------------------------------

       Insurance - 3.1%
       Everest Re Group, Ltd.......................... 12,000 $ 1,015,200
       Radian Group, Inc.............................. 13,800     672,750
                                                              -----------
                                                                1,687,950
                                                              -----------
       IT Consulting & Services - 2.0%
       Affiliated Computer Services, Inc.-Class A* (a) 20,500   1,116,430
                                                              -----------
       Leisure Equipment & Products - 0.2%
       Action Performance Companies, Inc.(a)..........  5,400     105,840
                                                              -----------
       Machinery - 1.8%
       Ingersoll-Rand Co. - Class A................... 14,700     997,836
                                                              -----------
       Media - 4.5%
       Entercom Communications Corp.*................. 18,900   1,000,944
       Macrovision Corp.*............................. 28,500     643,815
       Univision Communications, Inc. - Class A*(a)... 21,100     837,459
                                                              -----------
                                                                2,482,218
                                                              -----------
       Metals & Mining - 0.2%
       International Steel Group Inc*.................  3,100     120,745
                                                              -----------
       Oil & Gas - 5.0%
       Cal Dive International, Inc.*..................  5,000     120,550
       Patterson-UTI Energy, Inc.*.................... 27,400     902,008
       Spinnaker Exploration Co.*.....................  5,000     161,350
       Westport Resources Corp.*(a)................... 28,400     848,024
       XTO Energy, Inc................................ 25,732     728,216
                                                              -----------
                                                                2,760,148
                                                              -----------
       Pharmaceuticals - 9.7%
       Barr Pharmaceuticals, Inc.*....................  6,350     488,633
       Bradley Pharmaceuticals, Inc. - Class A*(a)....  5,400     137,322
       Cephalon, Inc.*(a)............................. 16,200     784,242
       D & K Healthcare Resources, Inc................  6,200      84,072
       Genzyme Corp.*................................. 21,100   1,041,074
       Gilead Sciences, Inc.*......................... 14,600     848,844
       Ligand Pharmaceuticals, Inc. - Class B*........ 14,300     210,067
       Medicines Co.*.................................  3,400     100,164
       NBTY, Inc.*....................................  3,800     102,068
       QLT, Inc.*(a)..................................  8,600     162,110
       Teva Pharmaceutical Industries, Ltd. (ADR)(a).. 12,400     703,204
       Watson Pharmaceuticals, Inc.*.................. 14,600     671,600
                                                              -----------
                                                                5,333,400
                                                              -----------
       Retail - Multiline - 1.6%
       Dollar Tree Stores, Inc.*...................... 28,800     865,728
                                                              -----------
       Retail - Specialty - 5.4%
       Alloy, Inc.*(a)................................ 23,020     119,934
       American Eagle Outfitters, Inc.*............... 34,900     572,360
       Linens 'n Things, Inc.*........................ 30,100     905,408
       Michaels Stores, Inc........................... 13,500     596,700
       PETCO Animal Supplies, Inc.*................... 24,000     730,800
       Too, Inc.*.....................................  4,700      79,336
                                                              -----------
                                                                3,004,538
                                                              -----------

      --------------------------------------------------------------------
      Security                                     Shares/Par    Value
      Description                                    Amount     (Note 2)
      --------------------------------------------------------------------

      Road & Rail - 2.0%
      Heartland Express, Inc......................     19,200 $   464,448
      Swift Transportation Co., Inc.*.............     30,700     645,314
                                                              -----------
                                                                1,109,762
                                                              -----------
      Semiconductor Equipment & Products - 1.0%
      ASE Test, Ltd.*.............................     37,400     559,878
                                                              -----------
      Software - 6.5%
      Activision, Inc.*...........................     35,450     645,190
      Amdocs, Ltd.*...............................     28,400     638,432
      Business Objects S.A. (ADR)*(a).............     18,100     627,527
      Datastream Systems, Inc.*...................     10,400      81,640
      Eletronics for Imaging, Inc.*...............     27,700     720,754
      EPIQ Systems, Inc.*(a)......................      3,600      61,668
      Ingram Micro, Inc. - Class A*...............     44,300     704,370
      Mercury Computer Systems, Inc.*.............      3,700      92,130
                                                              -----------
                                                                3,571,711
                                                              -----------
      Telecommunication Services - Wireless - 1.7%
      Nextel Partners, Inc. - Class A*(a).........     69,600     936,120
                                                              -----------
      Textiles, Apparel & Luxury Goods - 0.4%
      Fossil, Inc.*...............................      3,200      89,632
      Kenneth Cole Productions, Inc. - Class A(a).      3,680     108,192
                                                              -----------
                                                                  197,824
                                                              -----------
      Total Common Stocks (Cost $47,093,830)                   54,662,087
                                                              -----------
      Short-Term Investments - 11.2%
      State Street Bank and Trust Co., Repurchase
        Agreement, dated 12/31/03 at 0.05% to be
        repurchased at $926,003 on 01/02/04
        collateralized by $940,000 FHLMC 1.200%
        due 08/06/04 with a value of $945,034..... $  926,000     926,000
      State Street Navigator Securities Lending
        Prime Portfolio(b)........................  5,288,145   5,288,145
                                                              -----------
      Total Short-Term Investments
      (Cost $6,214,145)                                         6,214,145
                                                              -----------

      TOTAL INVESTMENTS - 110.2%
      (Cost $53,307,975)                                       60,876,232

      Other Assets and Liabilities (net) - (10.2%)             (5,647,791)
                                                              -----------

      TOTAL NET ASSETS - 100.0%                               $55,228,441
                                                              ===========

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLMC - Federal Home Loan Mortgage Corp.

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


        ---------------------------------------------------------------
        Security                                              Value
        Description                                Shares    (Note 2)
        ---------------------------------------------------------------

        Common Stocks - 95.8%
        Advertising - 1.2%
        Interpublic Group of Companies, Inc. (The) 142,900 $  2,229,240
                                                           ------------
        Auto Components - 4.6%
        Dana Corp................................. 242,100    4,442,535
        Genuine Parts Co.......................... 127,200    4,223,040
                                                           ------------
                                                              8,665,575
                                                           ------------
        Chemicals - 9.7%
        Crompton Corp............................. 303,400    2,175,378
        Eastman Chemical Co....................... 130,400    5,154,712
        IMC Global, Inc........................... 291,700    2,896,581
        Monsanto Co............................... 174,800    5,030,744
        Potash Corporation of Saskatchewan, Inc...  38,100    3,294,888
                                                           ------------
                                                             18,552,303
                                                           ------------
        Communications Equipment - 0.3%
        Avaya, Inc.*..............................  47,400      613,356
                                                           ------------
        Containers & Packaging - 4.1%
        Ball Corp.................................  58,300    3,472,931
        Pactiv Corp.*............................. 184,600    4,411,940
                                                           ------------
                                                              7,884,871
                                                           ------------
        Electric Utilities - 4.9%
        Ameren Corp...............................  89,700    4,126,200
        CMS Energy Corp.(a)....................... 262,800    2,239,056
        Northeast Utilities....................... 150,900    3,043,653
                                                           ------------
                                                              9,408,909
                                                           ------------
        Electrical Equipment - 1.5%
        Grainger (W.W.), Inc......................  60,300    2,857,617
                                                           ------------
        Food & Drug Retailing - 0.5%
        Safeway, Inc.*............................  42,800      937,748
                                                           ------------
        Food Products - 3.0%
        Archer-Daniels-Midland Co................. 240,440    3,659,497
        Dean Foods Co.*...........................  32,000    1,051,840
        Smithfield Foods, Inc.*...................  45,600      943,920
                                                           ------------
                                                              5,655,257
                                                           ------------
        Health Care Equipment & Supplies - 2.3%
        Bausch & Lomb, Inc........................  85,600    4,442,640
                                                           ------------
        Health Care Providers & Services - 4.1%
        Aetna, Inc................................  59,500    4,021,010
        Caremark Rx, Inc.*........................ 146,700    3,715,911
                                                           ------------
                                                              7,736,921
                                                           ------------
        Hotels, Restaurants & Leisure - 2.0%
        Caesars Entertainment, Inc.*.............. 265,500    2,875,365
        Yum! Brands, Inc.*........................  26,000      894,400
                                                           ------------
                                                              3,769,765
                                                           ------------
        Household Durables - 1.3%
        Leggett & Platt, Inc...................... 110,400    2,387,952
                                                           ------------

        ----------------------------------------------------------------
        Security                                               Value
        Description                                 Shares    (Note 2)
        ----------------------------------------------------------------

        Household Products - 3.6%
        Newell Rubbermaid, Inc..................... 117,700 $  2,680,029
        Snap-On, Inc............................... 129,400    4,171,856
                                                            ------------
                                                               6,851,885
                                                            ------------
        Insurance - 13.2%
        Arthur J. Gallagher & Co...................  47,600    1,546,524
        Everest Reinsurance Group, Ltd.............  56,000    4,737,600
        Health Net, Inc.*.......................... 101,200    3,309,240
        PartnerRe, Ltd.............................  68,400    3,970,620
        SAFECO Corp................................ 118,100    4,597,633
        The PMI Group, Inc.........................  47,300    1,760,979
        Transatlantic Holdings, Inc................   7,200      581,760
        XL Capital, Ltd. - Class A.................  59,400    4,606,470
                                                            ------------
                                                              25,110,826
                                                            ------------
        Machinery - 2.0%
        CNH Global N.V.............................  77,100    1,279,860
        Cummins, Inc.(a)...........................  51,800    2,535,092
                                                            ------------
                                                               3,814,952
                                                            ------------
        Metals & Mining - 3.8%
        Hubbell, Inc. - Class B....................  90,900    4,008,690
        Timken Co.................................. 159,400    3,197,564
                                                            ------------
                                                               7,206,254
                                                            ------------
        Oil & Gas - 9.7%
        EOG Resources, Inc.........................  81,400    3,758,238
        GlobalSantaFe Corp.........................  85,800    2,130,414
        Halliburton Co............................. 172,900    4,495,400
        NiSource, Inc..............................  96,300    2,112,822
        Pride Intl., Inc.*......................... 176,300    3,286,232
        Puget Energy, Inc..........................  36,700      872,359
        Southwest Gas Corp.........................  80,800    1,813,960
                                                            ------------
                                                              18,469,425
                                                            ------------
        Paper & Forest Products - 4.5%
        Georgia-Pacific Corp....................... 165,815    5,085,546
        MeadWestvaco Corp.......................... 118,100    3,513,475
                                                            ------------
                                                               8,599,021
                                                            ------------
        Pharmaceuticals - 1.8%
        King Pharmaceuticals, Inc.*................  81,200    1,239,112
        Mylan Laboratories, Inc....................  89,475    2,260,139
                                                            ------------
                                                               3,499,251
                                                            ------------
        Real Estate - 3.5%
        Health Care Property Investors, Inc. (REIT)  14,100      716,280
        Healthcare Realty Trust, Inc. (REIT).......  79,055    2,826,216
        Host Marriott Corp. (REIT)*................ 260,000    3,203,200
                                                            ------------
                                                               6,745,696
                                                            ------------
        Retail - Multiline - 7.2%
        Big Lots, Inc.*............................ 189,800    2,697,058
        Federated Department Stores, Inc...........  18,100      853,053
        Foot Locker, Inc........................... 162,300    3,805,935

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


          -----------------------------------------------------------
          Security                               Shares     Value
          Description                            Amount    (Note 2)
          -----------------------------------------------------------

          Retail - Multiline - continued
          J.C. Penney Co., Inc.................. 146,200 $  3,842,136
          May Department Stores Co..............  29,900      869,193
          Payless ShoeSource, Inc.*(a).......... 128,800    1,725,920
                                                         ------------
                                                           13,793,295
                                                         ------------
          Retail - Specialty - 2.5%
          American Greetings Corp. - Class A*(a)  41,000      896,670
          Office Depot, Inc.*................... 236,200    3,946,902
                                                         ------------
                                                            4,843,572
                                                         ------------
          Software - 2.8%
          Cadence Design Systems, Inc.*......... 114,500    2,058,710
          Sybase, Inc.*......................... 159,900    3,290,742
                                                         ------------
                                                            5,349,452
                                                         ------------
          Textiles, Apparel & Luxury Goods - 1.7%
          Tommy Hilfiger Corp.*................. 224,300    3,321,883
                                                         ------------
          Total Common Stocks
            (Cost $149,753,511)                           182,747,666
                                                         ------------

      --------------------------------------------------------------------
      Security                                    Shares/Par    Value
      Description                                   Amount     (Note 2)
      --------------------------------------------------------------------

      Short-Term Investments - 7.4%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/31/03 at 0.15% to
        be repurchased at $7,978,066 on
        01/02/04 collateralized by $8,100,000
        FHLMC 1.25% due 08/27/04 with a value
        of $8,141,059............................ $7,978,000    7,978,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).......................  6,105,625    6,105,625
                                                             ------------
      Total Short-Term Investments
        (Cost $14,083,625)                                     14,083,625
                                                             ------------

      TOTAL INVESTMENTS - 103.2%
      (Cost $163,837,136)                                     196,831,291

      Other Assets and Liabilities (net) - (3.2%)              (6,086,642)
                                                             ------------

      TOTAL NET ASSETS - 100.0%                              $190,744,649
                                                             ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust

FHLMC - Federal Home Loan Mortgage Corporation

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


       ------------------------------------------------------------------
       Security                                                 Value
       Description                                  Shares     (Note 2)
       ------------------------------------------------------------------

       Common Stocks - 96.0%
       Australia - 1.5%
       APN News & Media, Ltd......................   100,289 $    302,051
       Australia & New Zealand Banking Group, Ltd.   216,155    2,877,490
       John Fairfax Holdings, Ltd.................   242,400      642,453
                                                             ------------
                                                                3,821,994
                                                             ------------
       Austria - 0.7%
       Erste Bank der Oesterreichischen
         Sparkassen AG............................    15,720    1,940,435
                                                             ------------
       Belgium - 1.1%
       Fortis.....................................   137,746    2,771,644
                                                             ------------
       Brazil - 1.5%
       Aracruz Celulose S.A. (ADR)................    61,500    2,154,960
       Companhia Vale do Rio Doce (ADR)...........    31,100    1,819,350
                                                             ------------
                                                                3,974,310
                                                             ------------
       Canada - 2.3%
       Encana Corp.(a)............................    45,280    1,786,884
       Molson, Inc. - Class A(a)..................    79,700    2,226,309
       Talisman Energy, Inc.(a)...................    34,300    1,951,279
       Toronto-Dominion Bank(a)...................         5          168
                                                             ------------
                                                                5,964,640
                                                             ------------
       China - 1.1%
       China Life Insurance Co., Ltd.*............ 1,161,000      949,586
       Huaneng Power International, Inc. -
         Series H................................. 1,160,000    2,009,596
                                                             ------------
                                                                2,959,182
                                                             ------------
       Denmark - 1.1%
       Danske Bank A/S............................   123,600    2,896,450
                                                             ------------
       France - 9.9%
       Axa........................................   127,600    2,728,261
       BNP Paribas S.A............................    37,900    2,383,786
       Cap Gemini S.A.*(a)........................    23,700    1,051,400
       Carrefour S.A..............................     6,378      349,725
       Credit Agricole S.A........................   119,390    2,847,554
       France Telecom*............................   185,084    5,284,237
       Sanofi-Synthelabo S.A......................    60,843    4,576,552
       Suez S.A...................................   111,500    2,237,918
       Total Fina Elf S.A.........................    22,849    4,243,441
                                                             ------------
                                                               25,702,874
                                                             ------------
       Germany - 3.1%
       Bayerische Motoren Werke (BMW) AG(a).......    74,796    3,463,292
       Hypo Real Estate Holding AG*...............    64,400    1,605,777
       Linde AG...................................    35,210    1,894,294
       Schering AG................................     3,983      201,488
       Stada Arzneimittel AG(a)...................    14,449      895,323
                                                             ------------
                                                                8,060,174
                                                             ------------
       Hong Kong - 0.4%
       CNOOC, Ltd.................................   581,000    1,141,233
                                                             ------------

           ---------------------------------------------------------
           Security                                        Value
           Description                          Shares    (Note 2)
           ---------------------------------------------------------

           Hungary - 0.6%
           OTP Bank, Ltd. (GDR)*...............  60,400 $  1,585,500
                                                        ------------
           India - 0.6%
           Bajaj Auto, Ltd. (GDR)..............  38,500      935,550
           HDFC Bank, Ltd. (ADR)...............  23,700      723,798
                                                        ------------
                                                           1,659,348
                                                        ------------
           Indonesia - 0.0%
           PT Bank Rakyat Indonesia*........... 157,500       23,375
                                                        ------------
           Ireland - 1.0%
           Anglo Irish Bank Corp...............  98,887    1,566,131
           Depfa Bank Plc......................   6,900      870,235
           Irish Life & Permanent Plc..........   7,485      120,713
                                                        ------------
                                                           2,557,079
                                                        ------------
           Italy - 0.8%
           Mediaset S.p.A......................  72,900      865,231
           Riunione Adriatica di Sicurta S.p.A.  64,100    1,090,298
                                                        ------------
                                                           1,955,529
                                                        ------------
           Japan - 19.4%
           Aeon Credit Service Co., Ltd........  21,800      929,911
           Alps Electric Co.(a)................  87,000    1,273,309
           Bridgestone Corp.(a)................ 121,000    1,627,489
           Brother Industries, Ltd............. 261,000    2,394,764
           Canon, Inc..........................  46,000    2,142,530
           Chiba Bank, Ltd..................... 266,000    1,089,971
           Chugai Pharmaceutical Co., Ltd...... 186,200    2,678,249
           Citizen Electronics Co., Ltd.*......  20,400    1,856,536
           Credit Saison Co., Ltd..............  51,100    1,154,263
           Fujikura, Ltd....................... 385,000    2,271,153
           Heiwa Corp.(a)......................  31,200      452,849
           Honda Motor Co., Ltd................  99,800    4,434,106
           HUNET, Inc.(a)...................... 111,000      237,261
           Ibiden Co., Ltd.(a).................  42,800      539,320
           Impact 21 Co., Ltd..................  17,000      326,084
           KDDI Corp.(a).......................     412    2,361,208
           Kibun Food Chemifa Co., Ltd.........  50,000      646,847
           Konica Minolta Holdings, Inc........  95,500    1,284,505
           Lawson, Inc.........................  31,700    1,082,951
           Nippon Electric Glass Co., Ltd.(a)..  86,000    1,673,683
           Nishimatsuya Chain Co., Ltd.........  27,800      720,073
           Nissan Motor Co., Ltd...............  57,600      658,071
           Pentax Corp......................... 166,000    1,004,042
           Round One Corp.(a)..................     623    1,442,143
           Seiko Epson Corp....................  39,800    1,857,470
           Sekisui Chemical Co., Ltd........... 258,000    1,314,864
           Sompo Japan Insurance, Inc..........  16,000      131,572
           Stanley Electric Co., Ltd........... 123,400    2,390,022
           Sumitomo Bakelite Co., Ltd.(a)...... 179,000    1,167,882
           Tamron Co., Ltd.(a).................  31,000    1,562,515
           Tokyo Broadcasting System, Inc...... 102,500    1,633,150

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


        ----------------------------------------------------------------
        Security                                               Value
        Description                                Shares     (Note 2)
        ----------------------------------------------------------------

        Japan - continued
        Tokyo Gas Co., Ltd....................... 1,089,000 $  3,882,933
        Uni-Charm Corp...........................    20,000      983,805
        Yamaha Corp..............................    63,000    1,237,831
                                                            ------------
                                                              50,443,362
                                                            ------------
        Korea - 2.6%
        Hanaro Telecom, Inc.*....................   542,752    1,487,273
        Hyundai Motor Co., Ltd...................    54,220    2,298,036
        Korea Tobacco & Ginseng Corp. (GDR)
          (144A)(b)..............................   133,140    1,168,969
        Samsung Electronics Co., Ltd.............     4,450    1,684,389
                                                            ------------
                                                               6,638,667
                                                            ------------
        Luxembourg - 0.3%
        Tenaris S.A. (ADR).......................    27,400      912,968
                                                            ------------

        Mexico - 1.0%
        America Movil S.A. de C.V. (ADR).........    44,000    1,202,960
        Apasco S.A. de C.V.......................    68,100      561,187
        Telefonos de Mexico S.A. de C.V. (ADR)(a)    22,700      749,781
                                                            ------------
                                                               2,513,928
                                                            ------------
        Netherlands - 2.8%
        ABN AMRO Holding N.V. (ADR)..............    70,300    1,643,057
        IHC Caland N.V...........................    19,500    1,056,469
        ING Groep N.V............................       331        7,711
        Koninklijke (Royal) KPN N.V.*............   228,030    1,758,316
        Koninklijke (Royal) Philips Electronics
          N.V....................................    23,177      676,023
        VNU N.V..................................    68,759    2,170,155
                                                            ------------
                                                               7,311,731
                                                            ------------
        Norway - 0.5%
        DNB Holding ASA(a).......................   193,080    1,286,041
                                                            ------------
        Russia - 0.2%
        Yukos Corp. (ADR)(a).....................    14,200      596,400
                                                            ------------
        Singapore - 2.0%
        DBS Group Holdings, Ltd..................   256,000    2,215,863
        MobileOne, Ltd...........................   635,000      560,855
        Singapore Telecommunications, Ltd........ 1,240,000    1,431,078
        United Overseas Bank, Ltd................   134,000    1,041,512
                                                            ------------
                                                               5,249,308
                                                            ------------
        South Africa - 0.4%
        Impala Platinum Holdings, Ltd............    12,300    1,066,352
                                                            ------------
        Spain - 2.8%
        Altadis, S.A.............................    47,600    1,349,407
        Antena 3 Television S.A.*(a).............       166        7,308
        Iberdrola S.A.(a)........................    58,910    1,163,085
        Telefonica S.A...........................   327,256    4,799,479
                                                            ------------
                                                               7,319,279
                                                            ------------

         --------------------------------------------------------------
         Security                                             Value
         Description                              Shares     (Note 2)
         --------------------------------------------------------------

         Sweden - 2.7%
         Alfa Laval AB..........................   115,610 $  1,759,995
         Atlas Copco AB.........................    46,600    1,668,266
         Hennes & Mauritz AB (H&M) - B Shares...   103,100    2,451,076
         Swedish Match AB.......................   104,800    1,070,904
                                                           ------------
                                                              6,950,241
                                                           ------------
         Switzerland - 9.8%
         Credit Suisse Group....................    50,400    1,843,207
         Givaudan S.A...........................     1,550      804,251
         Nestle S.A.............................    11,367    2,838,764
         Novartis AG............................   161,039    7,308,122
         Roche Holding AG.......................    32,800    3,307,040
         Syngenta AG(a).........................    30,700    2,066,847
         Synthes-Stratec, Inc...................       875      865,595
         UBS AG.................................    92,648    6,342,266
                                                           ------------
                                                             25,376,092
                                                           ------------
         United Kingdom - 25.0%
         AstraZeneca Plc........................   168,503    8,061,078
         Barclays Plc...........................   322,700    2,870,100
         BG Group Plc...........................   479,647    2,455,138
         BHP Billiton Plc.......................   188,040    1,638,026
         BP Plc.................................   131,700    1,064,963
         BP Plc (ADR)...........................   137,500    6,785,625
         British Sky Broadcasting Group Plc*....   170,131    2,134,959
         Burberry Group Plc.....................   134,000      874,265
         Cadbury Schweppes Plc..................   317,700    2,326,572
         CGNU Plc...............................   276,730    2,421,723
         Diageo Plc.............................   191,964    2,518,592
         easyJet Plc*...........................   235,900    1,233,804
         Johnston Press Plc.....................   185,890    1,545,466
         Kingfisher Plc.........................   501,042    2,490,864
         Legal & General Group Plc.............. 1,174,500    2,101,784
         Next Plc...............................    64,760    1,298,187
         Reckitt Benckiser Plc..................   142,114    3,206,525
         Reed International Plc.................   273,090    2,277,749
         Royal Bank of Scotland Group Plc.......   227,150    6,674,108
         TI Automotive, Ltd. - Class A * (d)....    45,100            0
         Unilever Plc...........................   107,330      997,703
         Vodafone Group Plc..................... 3,036,335    7,506,719
         William Hill Plc.......................   151,100    1,151,710
         Yell Group Plc.........................   262,450    1,428,884
                                                           ------------
                                                             65,064,544
                                                           ------------
         United States - 0.8%
         Manpower, Inc..........................    43,580    2,051,747
                                                           ------------
         Total Common Stocks (Cost $207,001,657)            249,794,427
                                                           ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


     ---------------------------------------------------------------------
     Security                                    Shares/Par     Value
     Description                                   Amount      (Note 2)
     ---------------------------------------------------------------------

     Preferred Stock - 1.5%
     Australia - 0.2%
     News Corp., Ltd............................      72,477 $    545,716
                                                             ------------
     Germany - 1.3%
     Porsche AG.................................       5,504    3,262,946
                                                             ------------
     Total Preferred Stock (Cost $2,800,396)                    3,808,662
                                                             ------------

     Short-Term Investments - 10.1%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/31/03 at 0.15% to
       be repurchased at $8,564,071 on
       01/02/04 collateralized by $8,665,000
       FNMA 2.02% due 02/28/05 with a value
       of $8,737,500............................ $ 8,564,000    8,564,000
     State Street Navigator Securities Lending
       Prime Portfolio(c).......................  17,607,807   17,607,807
                                                             ------------
     Total Short-Term Investments
     (Cost $26,171,807)                                        26,171,807
                                                             ------------

     TOTAL INVESTMENTS - 107.6%
     (Cost $235,973,860)                                      279,774,896

     Other Assets and Liabilities (net) - (7.6%)              (19,654,865)
                                                             ------------

     TOTAL NET ASSETS - 100.0%                               $260,120,031
                                                             ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(c) Represents investment of collateral received from securities lending transactions.

(d) Illiquid securities representing in the aggregate 0.00% of net assets.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

FNMA - Federal National Mortgage Association

            Summary of Total Foreign Securities by Industry Classification
            --------------------------------------------------------------
                                                  Value       Percent of
            Industry                              (000)       Net Assets
            --------------------------------------------------------------
            Airlines                           $  1,233,804       0.5%
            Automotive                           16,679,492       6.4%
            Banking                              39,824,597      15.3%
            Beverages, Food & Tobacco            14,146,365       5.4%
            Building Products                     2,229,453       0.9%
            Chemicals                             4,038,980       1.6%
            Commercial Services                   5,604,528       2.2%
            Communication Services               27,141,904      10.4%
            Electric Utilities                    8,796,407       3.4%
            Electrical Equipment                  4,000,000       1.5%
            Electronics                          12,398,787       4.8%
            Financial Services                    7,880,692       3.0%
            Food & Drug Retailing                   349,725       0.1%
            Healthcare Products                     865,594       0.3%
            Hotels, Restaurants & Leisure         6,897,764       2.7%
            Household Products                    8,786,276       3.4%
            Insurance                             9,423,226       3.6%
            Media-Broadcasting & Publishing      13,553,121       5.2%
            Metals & Mining                       4,523,728       1.7%
            Oil & Gas                            23,907,897       9.2%
            Paper & Forest Products               2,154,960       0.8%
            Pharmaceuticals                      27,027,852      10.4%
            Real Estate                           1,843,038       0.7%
            Retailers                             9,243,499       3.6%
            Software                              1,051,400       0.4%
                                                ------------     ----
                                               $253,603,089      97.5%
                                                ============     ====

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


         -------------------------------------------------------------
         Security                                            Value
         Description                              Shares    (Note 2)
         -------------------------------------------------------------

         Common Stocks - 91.3%
         Advertising - 0.5%
         Omnicom Group, Inc......................  28,610 $  2,498,511
                                                          ------------
         Aerospace & Defense - 1.8%
         Honeywell International, Inc............ 119,570    3,997,225
         Northrop Grumman Corp...................  23,690    2,264,764
         United Technologies Corp................  40,500    3,838,185
                                                          ------------
                                                            10,100,174
                                                          ------------
         Air Freight & Logistics - 1.2%
         Expeditors International of Washington,
           Inc...................................  52,500    1,977,150
         FedEx Corp..............................  36,000    2,430,000
         United Parcel Service, Inc. - Class B...  29,700    2,214,135
                                                          ------------
                                                             6,621,285
                                                          ------------
         Banks - 2.0%
         Bank of America Corp....................  69,100    5,557,713
         Bank One Corp........................... 111,590    5,087,388
         U.S. Bancorp............................  18,500      550,930
                                                          ------------
                                                            11,196,031
                                                          ------------
         Beverages - 3.6%
         Anheuser-Busch Co., Inc................. 175,320    9,235,858
         Coca-Cola Co............................  49,400    2,507,050
         PepsiCo, Inc............................ 168,050    7,834,491
                                                          ------------
                                                            19,577,399
                                                          ------------
         Biotechnology - 1.0%
         Applera Corp. - Applied Biosystems Group  48,420    1,002,778
         Biogen Idec, Inc*.......................  74,300    2,732,754
         Invitrogen Corp.*.......................  15,600    1,092,000
         Nektar Therapeutics*(a).................  36,100      491,321
                                                          ------------
                                                             5,318,853
                                                          ------------
         Building Products - 0.1%
         York International Corp.................  15,900      585,120
                                                          ------------
         Chemicals - 1.9%
         Air Products & Chemicals, Inc...........  50,500    2,667,915
         Dow Chemical Co.........................  46,500    1,933,005
         Ecolab, Inc.............................  42,900    1,174,173
         Praxair, Inc............................ 127,300    4,862,860
                                                          ------------
                                                            10,637,953
                                                          ------------
         Commercial Services & Supplies - 1.9%
         Accenture, Ltd. - Class A*..............  28,200      742,224
         Dun & Bradstreet Corp.*.................  35,100    1,779,921
         Kinder Morgan Management LLC............  81,110    3,484,486
         Waste Management, Inc................... 120,970    3,580,712
         Weight Watchers International, Inc.*....  26,900    1,032,153
                                                          ------------
                                                            10,619,496
                                                          ------------
         Communications Equipment & Services - 3.4%
         Cisco Systems, Inc.*.................... 328,850    7,987,767
         Lucent Technologies, Inc.*.............. 468,410    1,330,284

        ----------------------------------------------------------------
        Security                                               Value
        Description                                 Shares    (Note 2)
        ----------------------------------------------------------------

        Communications Equipment & Services - continued
        Nokia Oyj (ADR)............................ 440,635 $  7,490,795
        Telefonos de Mexico S.A. de C.V.
          (ADR)(a).................................  59,600    1,968,588
                                                            ------------
                                                              18,777,434
                                                            ------------
        Computers & Peripherals - 2.6%
        Dell, Inc.*................................ 170,200    5,779,992
        International Business Machines Corp.......  87,800    8,137,304
        Maxtor Corp.*..............................  19,700      218,670
                                                            ------------
                                                              14,135,966
                                                            ------------
        Electronic Equipment & Instruments - 1.3%
        Danaher Corp.(a)...........................  16,400    1,504,700
        L-3 Communications Holdings, Inc.*.........   5,400      277,344
        Sanmina Corp.*............................. 193,960    2,445,836
        Vishay Intertechnology, Inc.*(a)........... 121,870    2,790,823
                                                            ------------
                                                               7,018,703
                                                            ------------
        Financials - Diversified - 7.4%
        American Express Co........................ 149,400    7,205,562
        Charles Schwab Corp........................ 264,520    3,131,917
        Citigroup, Inc............................. 276,130   13,403,350
        Goldman Sachs Group, Inc...................  10,300    1,016,919
        J.P. Morgan Chase & Co.....................  75,590    2,776,421
        Merrill Lynch & Co., Inc...................  59,300    3,477,945
        Morgan Stanley............................. 172,500    9,982,575
                                                            ------------
                                                              40,994,689
                                                            ------------
        Food Products - 0.5%
        General Mills, Inc.........................  57,800    2,618,340
                                                            ------------
        Health Care Equipment & Supplies - 2.7%
        Guidant Corp...............................     300       18,060
        Medtronic, Inc............................. 215,190   10,460,386
        Millipore Corp.*...........................  75,930    3,268,786
        Varian Medical Systems, Inc.*..............  17,000    1,174,700
        VISX, Inc.*................................   2,300       53,245
                                                            ------------
                                                              14,975,177
                                                            ------------
        Health Care Providers & Services - 1.3%
        Aetna, Inc.................................  72,400    4,892,792
        Apria Healthcare Group, Inc.*(a)...........  15,700      446,979
        UnitedHealth Group, Inc....................  29,000    1,687,220
                                                            ------------
                                                               7,026,991
                                                            ------------
        Hotels, Restaurants & Leisure - 4.1%
        Carnival Corp.............................. 220,320    8,753,314
        International Game Technology.............. 107,500    3,837,750
        Royal Caribbean Cruises, Ltd.(a)........... 260,540    9,064,186
        Starwood Hotels & Resorts Worldwide, Inc. -
           Class B.................................  34,100    1,226,577
                                                            ------------
                                                              22,881,827
                                                            ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


            --------------------------------------------------------
            Security                                       Value
            Description                         Shares    (Note 2)
            --------------------------------------------------------

            Household Products - 1.3%
            Estee Lauder Cos., Inc. - Class A..  62,760 $  2,463,958
            Procter & Gamble Co................  46,300    4,624,444
                                                        ------------
                                                           7,088,402
                                                        ------------
            Industrial - Diversified - 4.2%
            3M Co..............................  22,500    1,913,175
            Dover Corp.........................  32,800    1,303,800
            General Electric Co................ 581,400   18,011,772
            Tyco International, Ltd............  66,900    1,772,850
                                                        ------------
                                                          23,001,597
                                                        ------------
            Insurance - 1.7%
            American International Group, Inc..  91,280    6,050,038
            Everest Reinsurance Group, Ltd.....  10,440      883,224
            XL Capital, Ltd. - Class A.........  29,640    2,298,582
                                                        ------------
                                                           9,231,844
                                                        ------------
            Internet Software & Services - 1.5%
            Network Associates, Inc.*..........  56,000      842,240
            United Online, Inc.*(a)............  18,500      310,615
            Yahoo!, Inc.*...................... 154,800    6,992,316
                                                        ------------
                                                           8,145,171
                                                        ------------
            Machinery - 0.6%
            Ingersoll-Rand Co. - Class A.......  47,400    3,217,512
                                                        ------------
            Media - 12.4%
            Clear Channel Communications, Inc.. 146,920    6,880,264
            Comcast Corp. - Class A*........... 551,130   17,239,346
            Cox Communications, Inc. - Class A*  44,700    1,539,915
            Liberty Media Corp. - Class A*..... 132,400    1,574,236
            New York Times Co. - Class A.......  57,800    2,762,262
            News Corp., Ltd. (ADR)(a).......... 189,090    6,826,149
            Time Warner, Inc.*................. 644,760   11,599,232
            Univision Communications, Inc. -
              Class A*(a)...................... 120,949    4,800,466
            Viacom, Inc. - Class B............. 346,620   15,382,996
                                                        ------------
                                                          68,604,866
                                                        ------------
            Metals & Mining - 0.5%
            Alcoa, Inc.........................  75,000    2,850,000
                                                        ------------
            Oil & Gas - 5.3%
            Amerada Hess Corp..................  25,600    1,361,152
            BJ Services Co.*...................  67,390    2,419,301
            BP PLC (ADR).......................  28,500    1,406,475
            Burlington Resources, Inc..........  36,800    2,037,984
            ConocoPhillips.....................  21,800    1,429,426
            Encana Corp........................  67,500    2,663,752
            Exxon Mobil Corp................... 231,880    9,507,080
            Halliburton Co.....................  46,230    1,201,980
            Noble Corp.*.......................  34,870    1,247,649
            Rowan Companies, Inc.*(a)..........  51,660    1,196,962
            Schlumberger, Ltd..................  10,100      552,672

        ---------------------------------------------------------------
        Security                                              Value
        Description                                Shares    (Note 2)
        ---------------------------------------------------------------

        Oil & Gas - continued
        Total Fina Elf S.A. (ADR)(a)..............  36,960 $  3,419,169
        Varco International, Inc.*................  34,520      712,148
                                                           ------------
                                                             29,155,750
                                                           ------------
        Pharmaceuticals - 8.0%
        Abbott Laboratories.......................  17,200      801,520
        Amgen, Inc.*..............................  70,300    4,344,540
        Barr Laboratories, Inc.*..................  43,900    3,378,105
        Bristol-Myers Squibb Co...................  68,900    1,970,540
        Celgene Corp.*(a).........................  42,800    1,926,856
        Chiron Corp.*.............................  14,400      820,656
        Dr. Reddy's Laboratories, Ltd. (ADR)(a)...  42,700    1,351,455
        Gilead Sciences, Inc.*....................  56,400    3,279,096
        GlaxoSmithKline PLC (ADR)(a)..............  28,100    1,310,022
        Medicis Pharmaceutical Corp. - Class A(a).  15,600    1,112,280
        Merck & Co., Inc..........................  16,300      753,060
        Perrigo Co.(a)............................ 100,010    1,572,157
        Pfizer, Inc............................... 269,270    9,513,309
        Roche Holding AG..........................  30,395    3,064,557
        Serono SA (ADR)...........................  83,320    1,462,266
        SICOR, Inc.*..............................  55,400    1,506,880
        Teva Pharmaceutical Industries, Ltd. (ADR) 106,800    6,056,628
                                                           ------------
                                                             44,223,927
                                                           ------------
        Real Estate - 0.5%
        Host Marriott Corp. (REIT)*............... 207,640    2,558,125
                                                           ------------
        Retail - Multiline - 2.2%
        Costco Wholesale Corp.*...................  57,100    2,122,978
        Federated Department Stores, Inc..........  31,500    1,484,595
        Target Corp............................... 147,800    5,675,520
        Wal-Mart Stores, Inc......................  51,600    2,737,380
                                                           ------------
                                                             12,020,473
                                                           ------------
        Retail - Specialty - 1.3%
        Abercrombie & Fitch Co. - Class A*........  18,800      464,548
        Ethan Allen Interiors, Inc.(a)............  53,650    2,246,862
        Gap, Inc.................................. 174,670    4,054,091
        Nordstrom, Inc............................  11,200      384,160
                                                           ------------
                                                              7,149,661
                                                           ------------
        Road & Rail - 0.6%
        Canadian National Railway Co..............  25,500    1,613,640
        Norfolk Southern Corp.....................  78,200    1,849,430
                                                           ------------
                                                              3,463,070
                                                           ------------
        Semiconductor Equipment & Products -  6.7%
        Analog Devices, Inc.......................  41,380    1,888,997
        Applied Materials, Inc.*..................  71,800    1,611,910
        ASML Holding N.V.*(a).....................  95,300    1,910,765
        ATI Technologies, Inc.*(a)................  29,300      443,016
        Cypress Semiconductor Corp.*(a)........... 177,820    3,798,235
        Intel Corp................................ 396,500   12,767,300
        International Rectifier Corp.*............  41,200    2,035,692

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


          ------------------------------------------------------------
          Security                                           Value
          Description                             Shares    (Note 2)
          ------------------------------------------------------------
          Semiconductor Equipment & Products - continued
          LSI Logic Corp.*(a).................... 104,700 $    928,689
          National Semiconductor Corp.*..........  53,860    2,122,623
          STMicroelectronics N.V.................  57,900    1,563,879
          Taiwan Semiconductor Manufacturing
            Co., Ltd. (ADR)...................... 253,944    2,600,386
          Texas Instruments, Inc................. 173,120    5,086,266
                                                          ------------
                                                            36,757,758
                                                          ------------
          Software - 7.0%
          Adobe Systems, Inc..................... 129,100    5,073,630
          Cadence Design Systems, Inc.*(a)....... 147,240    2,647,375
          EMC Corp.*............................. 104,300    1,347,556
          First Data Corp........................  53,860    2,213,107
          Infosys Technologies, Ltd. (ADR)(a)....  49,900    4,775,430
          Intuit, Inc.*..........................  25,100    1,328,041
          Microsoft Corp......................... 681,320   18,763,553
          VERITAS Software Corp.*................  72,575    2,696,887
                                                          ------------
                                                            38,845,579
                                                          ------------
          Tobacco - 0.2%
          Altria Group, Inc......................  19,900    1,082,958
                                                          ------------
          Utilities - 0.0%
          Philadelphia Suburban Corp.(a).........   9,249      204,403
                                                          ------------
          Total Common Stocks (Cost $438,021,065)          503,185,045
                                                          ------------

          Mutual Fund - 0.4%
          Nasdaq-100 Index Tracking Stock
            (Cost $1,881,073)....................  63,800    2,326,148
                                                          ------------

      -------------------------------------------------------------------
      Security                                  Shares/Par     Value
      Description                                 Amount      (Note 2)
      -------------------------------------------------------------------

      Short-Term Investments - 16.4%
      State Street Bank and Trust Co.,
        Repurchase Agreement, dated
        12/31/03 at 0.15% to be repurchased
        at $54,127,451 on 01/02/04
        collateralized by $54,935,000
        FHLMC 1.25% due 08/27/04 with
        value of $55,213,466................... $54,127,000 $ 54,127,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).....................  36,144,381   36,144,381
                                                            ------------
      Total Short-Term Investments
      (Cost $90,271,381)                                      90,271,381
                                                            ------------

      TOTAL INVESTMENTS - 108.1%
      (Cost $530,173,519)                                    595,782,574

      Other Assets and Liabilities (net) - (8.1%)            (44,542,646)
                                                            ------------

      TOTAL NET ASSETS - 100.0%                             $551,239,928
                                                            ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

FHLMC - Federal Home Loan Mortgage Corporation

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


       -----------------------------------------------------------------
       Security                                    Par         Value
       Description                                Amount      (Note 2)
       -----------------------------------------------------------------

       Asset-Backed Securities - 2.2%
       Asset-Backed Securities Corp. 1.663%,
         due 01/15/33 - Class A+............... $ 4,744,605 $  4,762,608
       Federated Student Finance Corp. 1.170%,
         due 06/01/38+.........................     700,000      699,617
       Redwood Capital, Ltd. 2003-3 5.013%,
         due 01/09/06 (144A)(a)+...............   1,200,000    1,200,000
       Redwood Capital, Ltd. 2003-4 3.463%,
         due 01/09/06 (144A)(a)+...............   1,200,000    1,200,000
                                                            ------------
       Total Asset-Backed Securities
       (Cost $7,851,277)                                       7,862,225
                                                            ------------
       Collateralized Mortgage Obligations - 2.8%
       Bear Stearns ARM Trust 4.391%, due
         01/25/34+ (Cost $10,147,178)..........   9,997,220   10,114,449
                                                            ------------
       Municipals - 2.9%
       Arizona Educational Loan Marketing
         Corp. 1.150%, due 12/01/37+...........   1,600,000    1,600,000
       Brazos Texas Higher Education Authority,
         Inc. 1.240%, due 12/01/39+............   2,600,000    2,600,000
       Missouri Higher Education Loan
         Authourity 1.190%, due 06/01/31+......   5,000,000    5,000,000
       Panhandle-Plains Texas Higher Education
         Authority, Inc. 1.180%, due
         04/01/31+.............................     900,000      900,000
       Pennsylvania State Higher Education
         Assistance Agency 1.190%, due
         12/01/40+.............................     700,000      700,000
                                                            ------------
       Total Municipals (Cost $10,799,952)                    10,800,000
                                                            ------------

       Corporate Bonds - 2.9%
       Financials - Diversified - 0.7%
       Ford Motor Credit Co.
        1.980%, due 03/08/04 +.................   1,750,000    1,751,232
        3.036%, due 10/25/04 +.................     800,000      807,745
                                                            ------------
                                                               2,558,977
                                                            ------------
       Insurance - 0.1%
       Residential Reinsurance, Ltd. 6.123%,
         due 06/08/06 (144A)(a)+...............     500,000      507,500
                                                            ------------
       Metals & Mining - 0.3%
       Alcan Aluminum, Inc. 1.430%, due
         12/08/04 (144A)(a)+...................   1,200,000    1,197,190
                                                            ------------
       Miscellaneous - 0.6%
       Phoenix Quake Wind, Ltd. 3.600%, due
         07/03/08 (144A)(a)+...................   1,500,000    1,515,960
       Vita Capital, Ltd. 2.560%, due 01/01/07
         (144A)(a)+............................     800,000      798,288
                                                            ------------
                                                               2,314,248
                                                            ------------
       Telecommunication Services - Wireless - 0.9%
       Verizon Wireless Capital 1.240%, due
         05/23/05 (144A)(a)+...................   3,100,000    3,097,554
                                                            ------------

       -----------------------------------------------------------------
       Security                                    Par         Value
       Description                                Amount      (Note 2)
       -----------------------------------------------------------------

       Utilities - 0.3%
       Entergy Gulf States 2.070%, due 06/18/07
         (144A)(a)+............................ $ 1,100,000 $  1,103,579
                                                            ------------
       Total Corporate Bonds
       (Cost $10,745,836)                                     10,779,048
                                                            ------------
       U.S. Government & Agency Obligations - 105.5%
       U.S. Treasury Bill
         0.843%, due 03/18/04..................      40,000       39,930
       U.S. Treasury Inflation Index Bond
        3.875%, due 04/15/29...................  65,650,456   85,078,920
        3.375%, due 04/15/32...................   3,120,750    3,857,662
       U.S. Treasury Inflation Index Note
        3.375%, due 01/15/07...................  51,283,320   55,570,298
        3.625%, due 01/15/08...................  41,149,080   45,521,211
        3.875%, due 01/15/09...................  54,947,824   62,065,325
        4.250%, due 01/15/10...................  11,359,850   13,210,267
        3.500%, due 01/15/11...................  28,113,850   31,601,738
        3.375%, due 01/15/12...................   3,119,640    3,491,804
        3.000%, due 07/15/12...................  61,617,000   67,191,428
       U.S. Treasury Note
         1.875%, due 07/15/13..................  20,106,800   19,968,586
                                                            ------------
       Total U.S. Government & Agency
       Obligations (Cost $383,221,152)                       387,597,169
                                                            ------------

       Options 0.0%
       Treasury Inflation Index Put
         Expires 02/20/2004....................  51,000,000            0
                                                            ------------
       Total Options
       (Cost $7,969)                                                   0
                                                            ------------

       Short-Term Investments - 87.7%
       U.S. Government & Agency Discount Notes - 47.0%
       Federal Home Loan Bank
        1.025%, due 01/23/04(b)................  20,000,000   19,987,472
        1.065%, due 02/27/04(b)................  18,000,000   17,969,648
        1.045%, due 03/19/04(b)................  10,000,000    9,977,358
       Federal Home Loan Mortgage Corp.
        1.065%, due 01/15/04(b)................   4,500,000    4,498,136
        1.082%, due 01/22/04(b)................  13,900,000   13,891,223
        1.085%, due 01/22/04(b)................   8,000,000    7,994,936
        1.080%, due 02/12/04(b)................  20,700,000   20,673,918
        1.090%, due 03/01/04(b)................   1,400,000    1,397,457
       Federal National Mortgage Assoc.
        1.070%, due 01/20/04(b)................   5,000,000    4,997,176
        1.010%, due 02/03/04(b)................  10,000,000    9,990,742
        1.000%, due 02/04/04(b)................  20,000,000   19,981,111
        1.070%, due 02/18/04(b)................  20,000,000   19,971,467
        1.135%, due 02/25/04(b)................   6,300,000    6,289,076
        1.060%, due 03/10/04(b)................  15,000,000   14,969,525
                                                            ------------
                                                             172,589,245
                                                            ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


       -----------------------------------------------------------------
       Security                                    Par         Value
       Description                                Amount      (Note 2)
       -----------------------------------------------------------------
       Commercial Paper - 33.0%
       ABN Amro North America, Inc. 1.070%,
         due 01/16/04.......................... $ 7,000,000 $  6,996,879
       ANZ, Inc. 1.080%, due 02/26/04..........   9,000,000    8,984,880
       Bank of America NA 1.100%, due
         03/15/04..............................   6,100,000    6,100,000
       Barclays PLC
        1.055%, due 01/12/04...................   7,000,000    6,997,744
        1.075%, due 03/09/04...................   1,400,000    1,397,157
       Citibank NA
        1.090%, due 01/30/04...................   5,600,000    5,600,000
        1.095%, due 02/19/04...................     500,000      500,000
        1.085%, due 03/18/04...................     800,000      800,000
       Danske Corp. 1.075%, due 02/23/04.......   9,000,000    8,985,756
       European Investment Bank 1.060%, due
         02/10/04..............................  10,000,000    9,988,222
       General Electric Capital Corp. 1.100%,
         due 03/15/04..........................   9,000,000    8,979,650
       HBOS Treasury Services PLC 1.090%, due
         02/05/04..............................   6,600,000    6,593,006
       KFW International Finance, Inc. 1.070%,
         due 02/24/04..........................   8,600,000    8,586,197
       National Australia Funding (Delaware),
         Inc. 1.075%, due 02/10/04.............   6,400,000    6,392,356
       Rabobank USA Financial Corp. 1.050%,
         due 01/14/04..........................   1,400,000    1,399,469
       Royal Bank of Scotland PLC
        1.085%, due 01/20/04...................   7,000,000    6,995,991
        1.080%, due 01/27/04...................   1,000,000      999,220
       Shell Finance PLC 1.060%, due
         03/17/04..............................  10,000,000    9,977,622
       UBS AG 1.085%, due 02/17/04.............   2,300,000    2,296,742
       UBS Finance, Inc. 1.070%, due
         04/06/04..............................   6,000,000    5,982,880
       Unicredito
        1.090%, due 02/06/04...................   5,800,000    5,793,678
        1.090%, due 03/09/04...................     800,000      798,353
                                                            ------------
                                                             121,145,802
                                                            ------------
       Repurchase Agreement - 7.7%
       Credit Suisse First Boston Corp.
         Repurchase Agreement, dated 12/31/03
         at 0.88% to be repurchased at
         $19,002,322 on 01/05/04 collateralized
         by $17,121,000 USTIIN 3.00% due
         07/15/12 with a value of
         $19,460,516...........................  19,000,000   19,000,000
       State Street Bank & Trust Co.,
         Repurchase Agreement, dated
         12/31/03 at 0.15% to be repurchased at
         $9,576,080 on 1/02/04 collateralized
         by $9,640,000 FFCB 2.125% due
         08/15/05 with a value of $9,768,511...   9,576,000    9,576,000
                                                            ------------

               ------------------------------------------------------------
               Security                           Par            Value
               Description                       Amount         (Note 2)
               ------------------------------------------------------------
               Total Repurchase Agreements
               (Cost $28,576,000)                            $  28,576,000
                                                             -------------
               Total Short-Term Investments
               (Cost $322,311,047)                             322,311,047
                                                             -------------

               TOTAL INVESTMENTS - 204.0%
               (Cost $745,100,063)                             749,463,938

               Other Assets and Liabilities (net) - (104.0%)  (382,073,617)
                                                             -------------

               TOTAL NET ASSETS - 100.0%                     $ 367,390,321
                                                             =============

Portfolio Footnotes:

+ Variable or floating rate security. The stated rate represents the rate at December 31, 2003.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(b) Zero coupon bond - Interest rate represents current yield to maturity.

USTIIN - United States Treasury Inflation Index Note

FFCB - Federal Farm Credit Bank

The adviser considers liquid securities as coverage for open derivatives.

The following table summarizes the portfolio composition of the Portfolios' holdings at December 31, 2003, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used

                                                      Percent of
                                                       Portfolio
              Portfolio Composition by Credit Quality (unaudited)
              ---------------------------------------------------
                 AAA/Government/Government Agency        57.77%
                 AA                                       0.92%
                 A                                       40.57%
                 BBB                                      0.51%
                 BB                                       0.23%
                                                        ------
                 Total:                                 100.00%
                                                        ======

                                                 Strike  Number of     Value
 Put Options                          Expiration Price   Contracts    (Note 2)
 ------------------------------------------------------------------------------
 OTC 3 Month LIBOR Interest Rate Swap 10/07/2004 $6.50   (6,300,000) $ (27,486)
 OTC 3 Month LIBOR Interest Rate Swap 10/07/2004  6.00  (10,600,000)   (80,931)
 OTC 3 Month LIBOR Interest Rate Swap 11/02/2004  7.00  (15,100,000)   (71,151)
                                                                     ---------
 (Written Option Premium $265,047)...                                $(179,568)
                                                                     =========

                                                 Strike  Number of     Value
 Call Options                         Expiration Price   Contracts    (Note 2)
 ------------------------------------------------------------------------------
 OTC 3 Month LIBOR Interest Rate Swap 10/07/2004 $4.00   (6,300,000) $ (73,225)
 OTC 3 Month LIBOR Interest Rate Swap 10/07/2004  3.80  (10,600,000)   (86,528)
 OTC 3 Month LIBOR Interest Rate Swap 11/02/2004  4.00  (15,100,000)  (102,635)
                                                                     ---------
 (Written Option Premium $295,155)...                                $(262,388)
                                                                     =========

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INNOVATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


         -------------------------------------------------------------
         Security                                            Value
         Description                              Shares    (Note 2)
         -------------------------------------------------------------

         Common Stocks - 99.1%
         Communications Equipment - 18.1%
         Avaya, Inc.*............................ 139,700 $  1,807,718
         Cisco Systems, Inc.*....................  36,800      893,872
         Comverse Technology, Inc.*.............. 155,300    2,731,727
         Corning, Inc.*(a)....................... 183,200    1,910,776
         Enterasys Networks, Inc.*............... 393,997    1,477,489
         JDS Uniphase Corp.*..................... 196,500      717,225
         Marvell Technology Group, Ltd.*......... 122,499    4,646,387
         Nokia Oyj (ADR)......................... 161,400    2,743,800
         QUALCOMM, Inc...........................  32,400    1,747,332
         Telefonaktiebolaget LM Ericsson (ADR)(a) 120,600    2,134,620
         UTStarcom, Inc.*(a).....................  60,600    2,246,442
                                                          ------------
                                                            23,057,388
                                                          ------------
         Computers & Peripherals - 8.6%
         Dell, Inc.*.............................  77,200    2,621,712
         Hewlett-Packard Co...................... 125,500    2,882,735
         Maxtor Corp.*...........................  62,741      696,425
         SanDisk Corp.*..........................  19,600    1,198,344
         Seagate Technology*..................... 126,065    2,382,629
         Western Digital Corp.*.................. 100,500    1,184,895
                                                          ------------
                                                            10,966,740
                                                          ------------
         Electronic Equipment & Instruments - 9.8%
         AU Optronics Corp. (ADR)(a)............. 174,622    2,081,494
         Broadcom Corp. - Class A*...............  41,200    1,404,508
         Celestica, Inc.*........................ 178,400    2,688,488
         Flextronics International, Ltd.*........ 232,600    3,451,784
         Solectron Corp.*........................ 492,100    2,908,311
                                                          ------------
                                                            12,534,585
                                                          ------------
         Financials - Diversified - 3.2%
         Charles Schwab Corp..................... 345,100    4,085,984
                                                          ------------
         Industrial Conglomerates - 1.7%
         3Com Corp.*............................. 109,100      891,347
         Tyco International, Ltd.................  45,500    1,205,750
                                                          ------------
                                                             2,097,097
                                                          ------------
         Internet & Catalog Retail - 4.1%
         Amazon.com, Inc.*.......................  37,700    1,984,528
         eBay, Inc.*.............................  49,200    3,177,828
                                                          ------------
                                                             5,162,356
                                                          ------------
         Internet Software & Services - 7.7%
         j2 Global Communications, Inc.*(a)......  44,900    1,112,173
         Monster Worldwide, Inc.*................ 135,800    2,982,168
         Orbitz, Inc. - Class A*(a)..............   9,500      220,400
         SINA Corp.*(a)..........................  27,800      938,250
         Sohu.com, Inc.*(a)......................  63,100    1,893,631
         Yahoo!, Inc.*...........................  59,600    2,692,132
                                                          ------------
                                                             9,838,754
                                                          ------------

          ------------------------------------------------------------
          Security                                           Value
          Description                             Shares    (Note 2)
          ------------------------------------------------------------

          Semiconductor Equipment & Products - 24.5%
          Agere Systems, Inc. - Class A*......... 268,900 $    820,145
          Applied Materials, Inc.*............... 114,900    2,579,505
          ASML Holding N.V.*(a)..................  27,800      557,390
          Cree, Inc.*(a).........................  17,851      315,784
          Cymer, Inc.*...........................  88,000    4,064,720
          Cypress Semiconductor Corp.*(a)........  90,500    1,933,080
          Emulex Corp.*..........................  56,400    1,504,752
          Integrated Circuit Systems, Inc.*......  75,500    2,150,995
          Intel Corp.............................  27,200      875,840
          KLA-Tencor Corp.*......................  47,200    2,769,224
          Kulicke & Soffa Industries, Inc.*(a)...  48,000      690,240
          STMicroelectronics N.V.................  57,719    1,558,990
          Taiwan Semiconductor Manufacturing Co.,
            Ltd. (ADR)........................... 388,419    3,977,411
          Teradyne, Inc.*........................  21,800      554,810
          Texas Instruments, Inc................. 133,000    3,907,540
          United Microelectronics Corp. (ADR)(a). 608,531    3,012,228
                                                          ------------
                                                            31,272,654
                                                          ------------
          Software - 17.9%
          Avid Technology, Inc.*.................  33,200    1,593,600
          BEA Systems, Inc.*..................... 151,800    1,867,140
          EMC Corp.*............................. 268,029    3,462,935
          Infosys Technologies, Ltd. (ADR)(a)....  13,000    1,244,100
          Mercury Interactive Corp.*.............  61,000    2,967,040
          Microsoft Corp.........................  27,700      762,858
          Novell, Inc.*.......................... 176,800    1,859,936
          Oracle Corp.*..........................  75,004      990,053
          Quest Software, Inc.*(a)...............  45,300      643,260
          SAP AG (ADR)...........................  74,500    3,096,220
          Take-Two Interactive Software, Inc.*(a)  42,200    1,215,782
          VERITAS Software Corp.*................  84,700    3,147,452
                                                          ------------
                                                            22,850,376
                                                          ------------
          Telecommunication Services - Wireless - 3.5%
          Amdocs, Ltd.*..........................  46,400    1,043,072
          AT&T Wireless Services, Inc.*..........  89,100      711,909
          Mobile TeleSystems OJSC (ADR)(a).......   9,600      794,880
          Nextel Communications, Inc. - Class A*.  66,200    1,857,572
                                                          ------------
                                                             4,407,433
                                                          ------------
          Total Common Stocks (Cost $119,904,230)          126,273,367
                                                          ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INNOVATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


      -------------------------------------------------------------------
      Security                                  Shares/Par     Value
      Description                                 Amount      (Note 2)
      -------------------------------------------------------------------

      Short-Term Investments - 16.9%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/31/03 at 0.10%
        to be repurchased at $3,062,017 on
        01/02/04 collateralized by $3,005,000
        FNMA 3.875% due 03/15/05 with a
        value of $3,126,618.................... $ 3,062,000 $  3,062,000
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/31/03 at 0.10%
        to be repurchased at $19,000 on
        01/02/04 collateralized by $20,000
        FNMA 4.50% due 08/15/04 with a
        value of $21,058.......................      19,000       19,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).....................  18,487,874   18,487,874
                                                            ------------
      Total Short-Term Investments
      (Cost $ 21,568,874)                                     21,568,874
                                                            ------------

      TOTAL INVESTMENTS - 116.0%
      (Cost $141,473,104)                                    147,842,241

      Other Assets and Liabilities (net) - (16.0%)           (20,350,078)
                                                            ------------

      TOTAL NET ASSETS - 100.0%                             $127,492,163
                                                            ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


      -------------------------------------------------------------------
      Security                                      Par         Value
      Description                                  Amount      (Note 2)
      -------------------------------------------------------------------

      Commercial Paper - 37.6%
      Banks - 24.9%
      Citibank NA 1.090%, due 02/05/04.......... $ 5,700,000 $  5,700,000
      JP Morgan Chase & Co. 1.070%, due
        02/09/04................................   5,400,000    5,400,000
      Lloyds Bank Plc 1.090%, due 03/09/04......   5,900,000    5,887,853
      National Australia Funding, Inc. 1.075%,
        due 02/10/04............................   8,500,000    8,489,847
      Royal Bank of Scotland Plc................
       1.080%, due 02/03/04.....................   1,800,000    1,798,218
       1.070%, due 03/03/04.....................   5,000,000    4,990,786
      Unicredito Italiano S.p.A. 1.090%, due
        02/06/04................................   5,800,000    5,793,678
      Wells Fargo Bank 1.070%, due 01/13/04.....   5,400,000    5,400,000
                                                             ------------
                                                               43,460,382
                                                             ------------
      Financials - Diversified - 12.7%
      CDC Commercial Paper, Inc. 1.070%, due
        03/10/04................................   5,000,000    4,989,746
      GlaxoSmithKline Capital Plc 1.140%, due
        03/10/04................................   5,300,000    5,300,570
      UBS Finance, Inc. 1.090%, due
        03/31/04................................   5,000,000    4,986,375
      Westpac Trust Securities, Ltd. 1.261%, due
        01/29/04................................   7,000,000    7,000,689
                                                             ------------
                                                               22,277,380
                                                             ------------
      Total Commercial Paper
      (Cost $65,737,762)                                       65,737,762
                                                             ------------

      Corporate Notes - 1.7%
      Financials - Diversified - 1.7%
      General Electric Capital Corp. 7.250%, due
        05/03/04................................   2,000,000    2,040,710
      Heller Financial, Inc. 6.000%, due
        03/19/04................................   1,000,000    1,010,314
                                                             ------------
      Total Corporate Notes (Cost $3,051,024)                   3,051,024
                                                             ------------
      U.S. Government & Agency Obligations - 6.4%
      Federal Farm Credit Bank
        5.400%, due 01/23/04....................   2,500,000    2,506,150
      Federal Home Loan Bank
       5.225%, due 02/09/04.....................     400,000      401,619
       3.375%, due 06/15/04.....................   6,500,000    6,564,997
      Federal Home Loan Mortgage Corporation
        5.250%, due 02/15/04....................     642,000      645,013
      Federal National Mortgage Association
        5.125%, due 02/13/04....................     998,000    1,002,495
                                                             ------------
                                                               11,120,274
                                                             ------------

     ---------------------------------------------------------------------
     Security                                       Par         Value
     Description                                   Amount      (Note 2)
     ---------------------------------------------------------------------

     U.S. Government & Agency Discount Notes - 47.6%
     Federal Home Loan Bank
      1.070%, due 02/05/04...................... $   400,000 $    399,584
      1.050%, due 02/18/04......................   8,072,000    8,060,699
      1.055%, due 03/12/04......................  18,300,000   18,261,924
     Federal Home Loan Mortgage Corporation
      1.055%, due 02/02/04......................   5,900,000    5,894,467
      1.080%, due 03/05/04......................  18,500,000   18,464,480
     Federal National Mortgage Association
      1.075%, due 01/28/04......................   4,800,000    4,796,130
      1.060%, due 03/03/04......................   7,500,000    7,486,308
      1.080%, due 03/08/04......................  18,600,000   18,562,614
      1.030%, due 03/31/04......................   1,200,000    1,196,910
                                                             ------------
     Total U.S. Government & Agency Discount
     Notes (Cost $83,123,116)                                  83,123,116
                                                             ------------
     Foreign Government - 1.2%
     Republic of Italy 5.250%, due 01/16/04
       (Cost $2,083,495)........................   2,080,000    2,083,495
                                                             ------------
     Repurchase Agreements - 6.9%
     Credit Suisse First Boston Corp.,
       Repurchase Agreement, dated 12/24/03
       at 0.97% to be repurchased at
       $11,002,668 on 01/02/04 collateralized
       by $7,769,000 USTN 8.75% due
       05/15/20 with a value of $11,092,675.....  11,000,000   11,000,000
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/31/03 at 0.10% to
       be repurchased at $1,060,006 on
       01/02/04 collateralized by $1,010,000
       FNMA 5.25% due 06/15/06 with a value
       of $1,081,794............................   1,060,000    1,060,000
                                                             ------------
     Total Repurchase Agreements
     (Cost $12,060,000)                                        12,060,000
                                                             ------------

     TOTAL INVESTMENTS - 101.4%
     (Cost $177,175,670)                                      177,175,671

     Other Assets and Liabilities (net) - (1.4%)               (2,509,823)
                                                             ------------

     TOTAL NET ASSETS - 100.0%                               $174,665,848
                                                             ============

Portfolio Footnotes:

USTN - United States Treasury Note.

FHLMC - Federal Home Loan Mortgage Corporation.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


      -------------------------------------------------------------------
      Security                                    Par          Value
      Description                                Amount       (Note 2)
      -------------------------------------------------------------------

      Municipals - 4.5%
      Brazos Texas Higher Education
        Authority, Inc.
       1.190%, due 12/01/37//\/.............. $  6,300,000 $    6,300,000
       1.240%, due 12/01/39//\/..............    5,900,000      5,900,000
      California Infrastructure & Economic
        Development 5.000%, due
        07/01/36.............................    1,350,000      1,389,029
      California State 2.000%, due
        06/16/04.............................    7,300,000      7,314,819
      Clark Country Nevada School District
        5.375%, due 06/15/13.................    2,000,000      2,292,960
      Energy Northwest Wash Electric Revenue
       5.500%, due 07/01/12..................    1,600,000      1,816,832
       5.500%, due 07/01/14..................    2,000,000      2,278,800
      Florida State, Series A 5.000%, due
        06/01/32.............................    1,250,000      1,282,000
      Florida State Board of Education
        5.000%, due 06/01/32.................    2,925,000      3,006,110
      Florida State Turnpike Authority
        5.000%, due 07/01/33.................    1,500,000      1,539,405
      Georgia State, Series B 5.000%, due
        05/01/20.............................    2,000,000      2,125,680
      Golden St Tob Securitization Corp.
       6.250%, due 06/01/33..................      340,000        326,740
       6.750%, due 06/01/39..................    3,400,000      3,354,644
      Illinois State 5.100%, due 06/01/33....    1,900,000      1,746,993
      Lower Colorado River Authority
        5.000%, due 05/15/28.................      600,000        614,382
      Missouri Higher Education Loan
        Authority 1.190%, due 07/15/29//\/...      600,000        600,000
      New York NY City Municipal Water
        5.000%, due 06/15/34.................    2,000,000      2,042,200
      New York State Dormitory Authority
        Revenues 5.000%, due 03/15/27........      600,000        611,472
      New York State Urban Development
        Corp. 6.500%, due 01/01/10...........    1,200,000      1,440,936
      South Carolina Transportation
        Infrastructure 5.000%, due 10/01/33..    2,900,000      2,985,434
      Tacoma Washington Regional Water
        Supply Systems 5.000%, due
        12/01/32.............................      800,000        816,096
      Tobacco Settlement Funding Corp
       6.375%, due 06/01/32..................    1,400,000      1,359,708
       5.875%, due 05/15/39..................      800,000        701,328
      Utah Trans Authority Sales Tax Revenues
        5.000%, due 06/15/32.................    1,000,000      1,023,870
      Virginia College Building Authority Va
        Revenues 5.000%, due 02/01/10........    1,500,000      1,683,000
                                                           --------------
      Total Municipals (Cost $54,068,656)                      54,552,438
                                                           --------------

      -------------------------------------------------------------------
      Security                                    Par          Value
      Description                                Amount       (Note 2)
      -------------------------------------------------------------------

      Domestic Bonds & Debt Securities - 9.3%
      Asset-Backed Securities - 0.8%
      Bear Stearns Asset Backed Securities,
        Inc. 1.540%, due 10/27/32//\/........ $    311,855 $      312,341
      Chase Funding Mortgage Loan
        1.470%, due 09/25/29//\/.............    4,124,552      4,131,666
      Credit-Based Asset Servicing and
        Securitization 1.480%, due
        08/25/29//\/.........................      532,264        532,961
      First Franklin Mortgage Loan Trust
        2.800%, due 02/25/33//\/.............    3,756,547      3,808,495
      MLCC Mortgage Investors, Inc.
        1.540%, due 03/15/25//\/.............      286,442        286,759
      Residential Asset Securitization Trust
        7.130%, due 07/25/31.................      171,256        173,633
      United Air Lines, Inc. 1.390%, due
        03/02/04//\/.........................      341,348        278,583
      Vanderbilt Mortgage Finance, Inc.
        6.545%, due 04/07/18.................      150,000        155,738
                                                           --------------
                                                                9,680,176
                                                           --------------
      Automobiles - 0.6%
      Ford Motor Co. 7.450%, due
        07/16/31.............................      840,000        851,327
      Ford Motor Credit Co. 6.700%, due
        07/16/04.............................      400,000        410,331
      General Motors Acceptance Corp.
        8.000%, due 11/01/31.................    3,200,000      3,604,224
      General Motors Corp. 8.250%, due
        07/15/23.............................    1,400,000      1,593,647
      Daimler Chrysler North America
        Holdings 8.500%, due 01/18/31........      900,000      1,078,471
                                                           --------------
                                                                7,538,000
                                                           --------------
      Collateralized Mortgage Obligations - 5.4%
      Bear Stearns Adjustable Rate Mortgage
        Trust 5.380%, due 02/25/33//\/.......    1,149,787      1,167,045
      Bear Stearns Commercial Mortgage
        Securities, Inc. 5.060%, due 11/15/16      466,412        490,911
      Cendant Mortgage Corp. 6.000%, due
        07/25/43 (144a)(c)...................    2,335,837      2,318,767
      Countrywide Home Loans
       6.500%, due 11/25/13..................       82,274         82,981
       6.000%, due 08/25/17..................    4,743,850      4,885,029
       6.500%, due 07/25/32..................    1,215,201      1,238,311
      Credit Suisse First Boston Mortgage
        Securities Corp.
       1.540%, due 02/25/32//\/..............      566,216        566,896
       2.478%, due 03/25/32//\/(144A)(c).....      923,054        920,052
       5.000%, due 01/25/33..................    2,307,971      2,317,681
       2.36%, due 08/25/33 (144A)(c).........    2,874,001      2,858,059

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


      --------------------------------------------------------------------
      Security                                     Par          Value
      Description                                 Amount       (Note 2)
      --------------------------------------------------------------------

      Collateralized Mortgage Obligations - continued
      FFCA Secured Lending Corp. 7.850%,
        due 05/18/26 (144a)(c)................ $  2,200,000 $    2,340,321
      Financial Asset Secs Corp. 1.270%, due
        09/27/33 (144a)(c)//\/................    2,835,367      2,836,453
      GMAC Mortgage Corp. 5.940%, due
        07/01/13..............................      177,123        177,744
      GSR Mortgage Loan Trust 6.000%, due
        03/25/32..............................       47,217         48,197
      Indymac ARM Trust 6.700%, due
        01/25/31//\/..........................       25,097         25,741
      Mellon Residential Funding Corp.
        3.790%, due 07/25/29//\/..............      193,743        192,533
      PNC Mortgage Securities Corp. 0.000%,
        due 01/25/15+.........................      114,719        109,650
      Renaissance Home Equity Loan Trust
        1.580%, due 08/25/33//\/..............    2,858,184      2,867,116
      Residential Accredit Loans, Inc. 5.500%,
        due 06/25/17..........................      124,727        128,520
      Residential Funding Mortgage Securities,
        Inc. 6.250%, due 09/25/32.............    4,841,833      5,049,402
      Residential Funding Mortgage Security
       6.375%, due 01/25/09...................    5,260,039      5,253,755
       6.500%, due 06/25/09...................       42,427         43,523
       6.500%, due 03/25/24...................   11,677,659     11,819,047
       5.600%, due 09/25/32//\/...............      678,090        695,639
      Sequoia Mortgage Trust 1.520%, due
        07/20/33//\/..........................    1,928,105      1,932,612
      Small Business Administration 7.449%,
        due 08/01/10..........................    2,073,866      2,256,507
      Structured Asset Mortgage Investments,
        Inc. 3.230%, due 03/25/32//\/.........    7,845,602      7,932,646
      United Mortgage Securities Corp.
       3.910%, due 06/25/32//\/...............       53,242         53,663
       4.520%, due 09/25/33//\/...............       18,155         18,321
      Washington Mutual, Inc.
       6.000%, due 03/25/17...................      756,913        769,993
       5.160%, due 10/25/32//\/...............      843,085        863,750
       3.160%, due 02/27/34//\/...............    2,020,595      2,053,949
       2.800%, due 12/25/40//\/...............       19,519         19,673
      Wells Fargo Mortgage Backed Securities
        Trust
       6.640%, due 10/25/31//\/...............       42,755         42,790
       6.010%, due 01/25/32//\/...............      127,888        129,665
       4.740%, due 09/25/32//\/...............      223,122        225,062
       5.020%, due 09/25/32//\/...............      702,087        714,319
                                                            --------------
                                                                65,446,323
                                                            --------------
      Communications Equipment & Services - 0.6%
      Cingular Wireless LLC 6.500%, due
        12/15/11..............................      700,000        766,702

      -------------------------------------------------------------------
      Security                                    Par          Value
      Description                                Amount       (Note 2)
      -------------------------------------------------------------------

      Communications Equipment & Services - continued
      Qwest Corp.
       7.200%, due 11/01/04.................. $    900,000 $      924,750
       8.875%, due 03/15/12 (144A)(c)........    1,650,000      1,901,625
      Sprint Capital Corp.
       6.000%, due 01/15/07..................      700,000        748,254
       6.125%, due 11/15/08..................    1,830,000      1,953,013
       6.375%, due 05/01/09(b)...............      470,000        502,985
                                                           --------------
                                                                6,797,329
                                                           --------------
      Financials - Diversified - 0.6%
      Associates Corp. of North America
        6.200%, due 05/16/05.................      500,000        531,428
      CIT Group, Inc. 7.750%, due
        04/02/12.............................    1,900,000      2,248,257
      Citigroup, Inc. 5.625%, due 08/27/12...    1,000,000      1,057,452
      Heller Financial, Inc. 6.375%, due
        03/15/06.............................      400,000        436,562
      Mid-State Trust, - Class A 7.791%,
        due 03/15/38.........................      460,355        505,794
      Morgan Stanley Group, Inc. 5.300%,
        due 03/01/13(b)......................      800,000        818,679
      Qwest Capital Funding, Inc.
       7.750%, due 08/15/06..................      700,000        728,000
       7.250%, due 02/15/11..................      510,000        504,900
      Small Business Administration
       6.353%, due 03/01/11..................      267,870        281,924
       5.500%, due 10/01/18..................      250,881        263,982
                                                           --------------
                                                                7,376,978
                                                           --------------
      Oil & Gas - 0.6%
      El Paso Corp. 7.750%, due
        01/15/32(b)..........................    3,000,000      2,572,500
      Pemex Project Funding Master Trust
       7.375%, due 12/15/14..................    1,700,000      1,823,250
       8.625%, due 02/01/22..................    2,800,000      3,115,000
                                                           --------------
                                                                7,510,750
                                                           --------------
      Telecommunication Services - Diversified - 0.1%
      AT&T Corporation 8.750%, due 11/15/31        800,000        938,079
                                                           --------------
      Utilities - 0.6%
      Edison International, Inc. 6.875%, due
        09/15/04.............................    2,150,000      2,219,875
      Entergy Gulf States 3.600%, due
        06/01/08 (144A)(c)...................    1,400,000      1,350,840
      Oncor Electric Delivery Co. 7.250%, due
        01/15/33.............................    1,300,000      1,483,675
      Progress Energy, Inc. 6.850%, due
        04/15/12.............................    1,500,000      1,674,931
                                                           --------------
                                                                6,729,321
                                                           --------------
      Total Domestic Bonds & Debt Securities
      (Cost $108,646,808)                                     112,016,956
                                                           --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


       ------------------------------------------------------------------
       Security                                   Par          Value
       Description                               Amount       (Note 2)
       ------------------------------------------------------------------

       Foreign Bonds & Debt Securities - 2.3%
       Foreign Government - 2.1%
       Federal Republic of Brazil
        2.000%, due 04/15/06//\/............. $  2,120,000 $    2,098,164
        11.500%, due 03/12/08................    1,440,000      1,677,600
        11.000%, due 01/11/12................    1,150,000      1,339,750
        8.000%, due 04/15/14.................    2,290,423      2,254,921
        11.000%, due 08/17/40................      500,000        552,500
       Republic of Chile
         5.500%, due 01/15/13................    1,500,000      1,546,500
       Republic of Panama
        8.250%, due 04/22/08.................      750,000        828,750
        9.375%, due 01/16/23.................      500,000        547,500
       Republic of Peru
        9.125%, due 01/15/08.................    2,600,000      3,068,000
        9.125%, due 02/21/12.................    1,500,000      1,680,000
        9.875%, due 02/06/15.................      400,000        466,000
       United Mexican States
        6.375%, due 01/16/13.................      900,000        936,000
        11.375%, due 09/15/16................      350,000        497,000
        8.300%, due 08/15/31.................    5,600,000      6,328,000
       United Mexican States, Series A
         8.000%, due 09/24/22................    1,500,000      1,644,750
                                                           --------------
                                                               25,465,435
                                                           --------------
       Industrial - Diversified - 0.1%
       Tyco International Group S.A. 4.375%,
         due 11/19/04........................    1,000,000      1,267,006
                                                           --------------
       Telecommunication Services - Diversified - 0.1%
       Deutsche Telekom International Finance
         BV (Yankee) 7.750%, due
         06/15/05............................      600,000        651,122
                                                           --------------
       Total Foreign Bonds & Debt Securities
       (Cost $24,684,888)                                      27,383,563
                                                           --------------
       U.S. Government & Agency Obligations - 32.9%
       Federal Home Loan Mortgage Corp.
        5.500%, due 07/01/07.................    1,613,710      1,661,770
        7.000%, due 07/01/07.................        2,164          2,195
        4.500%, due 10/01/07.................    7,508,905      7,695,412
        6.500%, due 05/15/08.................    2,232,804      2,290,432
        7.000%, due 09/01/10.................       26,657         28,445
        6.500%, due 04/01/11.................      234,656        248,878
        6.000%, due 05/01/11.................      313,314        329,289
        5.500%, due 05/01/14.................      170,592        177,431
        6.000%, due 06/01/14.................      258,663        271,646
        6.000%, due 10/01/14.................       37,026         38,884
        6.000%, due 03/01/15.................        7,534          7,912
        5.500%, due 04/01/16.................      150,385        155,985
        5.000%, due 09/15/16.................    3,923,087      4,021,594
        6.000%, due 01/15/20.................    4,961,129      5,050,570

          ------------------------------------------------------------
          Security                             Par          Value
          Description                         Amount       (Note 2)
          ------------------------------------------------------------

          U.S. Government & Agency Obligations - continued
          Federal Home Loan Mortgage Corp. - continued
           6.000%, due 03/01/21........... $  2,112,644 $    2,195,110
           6.000%, due 01/01/22...........    6,097,163      6,335,163
           6.000%, due 10/01/22...........   20,339,225     21,134,639
           6.000%, due 10/15/22...........    1,479,118      1,503,860
           6.375%, due 10/15/22...........      475,757        481,330
           6.500%, due 10/15/22...........    2,430,009      2,475,026
           6.000%, due 12/01/22...........    1,118,295      1,162,029
           6.000%, due 02/01/23...........    2,684,922      2,789,923
           5.500%, due 03/01/23...........    4,277,061      4,375,024
           6.000%, due 04/01/23...........      809,005        840,681
           2.630%, due 11/15/23//\/.......    1,819,569      1,882,770
           6.500%, due 01/15/24...........      145,000        155,360
           6.000%, due 03/15/27...........      195,987        195,968
           6.000%, due 09/15/27...........   27,084,000     27,396,195
           6.000%, due 01/15/28...........    2,798,308      2,809,964
           5.625%, due 07/15/28...........    1,199,081      1,205,603
           5.000%, due 02/15/29...........      335,973        336,028
           6.500%, due 06/01/29...........        9,113          9,554
           6.000%, due 12/15/29...........    5,926,091      6,055,802
           6.500%, due 06/15/30...........    6,111,420      6,166,728
           5.500%, due 05/15/31...........    9,787,761      9,948,129
           5.930%, due 11/01/31//\/.......    1,098,231      1,127,883
           3.500%, due 07/15/32...........    1,975,477      1,979,497
           5.190%, due 08/01/32//\/.......    8,251,305      8,464,756
           5.500%, due TBA(a).............    6,500,000      6,735,625
                                                        --------------
                                                           139,743,090
                                                        --------------
          Federal National Mortgage Assoc.
           6.090%, due 10/01/08...........      489,818        533,477
           6.000%, due 11/01/08...........       62,182         65,495
           6.500%, due 03/01/09...........       12,633         13,117
           5.500%, due 11/01/10...........      729,184        750,685
           7.000%, due 04/01/11...........      173,928        185,922
           7.000%, due 05/01/11...........       86,180         92,173
           5.500%, due 02/01/12...........       14,396         15,000
           5.500%, due 07/01/13...........      132,378        137,868
           8.000%, due 11/01/13...........      113,958        122,732
           6.500%, due 12/01/13...........       61,641         65,424
           5.500%, due 01/01/14...........      104,987        109,230
           8.000%, due 08/01/14...........       34,508         36,005
           5.500%, due 03/01/16...........      396,937        412,979
           6.500%, due 04/01/16...........      677,168        718,703
           6.500%, due 06/01/16...........      320,472        340,128
           6.500%, due 07/01/16...........      837,716        889,098
           6.500%, due 08/01/16...........       51,016         54,145
           6.000%, due 09/01/16...........      188,053        197,519
           6.500%, due 09/01/16...........      304,535        323,214
           6.500%, due 10/01/16...........      605,700        642,851

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


             -----------------------------------------------------------
             Security                          Par            Value
             Description                      Amount         (Note 2)
             -----------------------------------------------------------

             U.S. Government & Agency Obligations - continued
             Federal National Mortgage Assoc. - continued
              5.500%, due 11/01/16........ $     25,726   $       26,700
              5.500%, due 02/01/17........      452,417          469,466
              6.500%, due 02/01/17........      347,961          369,304
              6.000%, due 03/01/17........      492,080          516,899
              6.000%, due 04/01/17........      235,066          246,921
              5.500%, due 05/01/17........      517,664          537,172
              6.000%, due 05/01/17........      364,551          382,938
              5.500%, due 06/01/17........       36,205           37,570
              6.000%, due 06/01/17........      540,161          567,405
              6.000%, due 07/01/17........      559,406          587,620
              6.500%, due 07/01/17........      334,418          355,017
              6.000%, due 08/01/17........      817,452          858,681
              5.500%, due 09/01/17........      230,745          239,441
              6.000%, due 09/01/17........      257,271          270,247
              6.500%, due 10/01/17........      122,481          130,025
              5.500%, due 11/01/17........    9,132,319        9,476,462
              5.500%, due 12/01/17........    1,225,166        1,271,335
              6.000%, due 01/01/18........      454,256          477,167
              5.500%, due 03/01/18........      383,297          397,745
              5.500%, due 04/01/18........       68,907           71,510
              5.500%, due 05/01/18........      242,853          252,027
              6.000%, due 12/01/18........      194,633          202,641
              6.000%, due 06/01/22........   17,375,652       18,060,399
              6.000%, due 09/01/22........    5,100,005        5,300,909
              6.000%, due 10/01/22........    3,152,267        3,276,493
              6.000%, due 01/01/23........    5,293,155        5,501,750
              5.500%, due 06/01/23........    5,689,655        5,821,780
              8.000%, due 10/01/25........       25,703           27,995
              3.340%, due 10/01/28//\/....    1,270,306        1,313,982
              6.000%, due 12/25/28........      413,544          416,842
              6.000%, due 06/01/29........      150,405          155,776
              5.500%, due 02/25/30........    1,851,464        1,867,817
              6.000%, due 04/25/30........    1,816,793        1,852,375
              7.500%, due 09/01/30........        5,790            6,189
              6.720%, due 02/01/31//\/....    3,990,380        4,082,723
              2.040%, due 04/25/32//\/....    2,133,717        2,154,465
              5.695%, due 07/01/32........    1,057,788        1,076,635
              5.630%, due 09/01/32//\/....    3,409,132        3,531,343
              5.500%, due 10/01/32........      103,194          104,624
              4.800%, due 11/01/32//\/....    4,625,128        4,741,546
              5.500%, due 12/01/32........      999,999        1,013,862
              5.500%, due 01/01/33........      143,915          145,908
              5.500%, due 02/01/33........    2,316,645        2,348,759
              5.500%, due 03/01/33........      855,985          867,833
              5.500%, due 04/01/33........    1,324,326        1,342,685
              5.500%, due 05/01/33........    2,132,176        2,161,689
              5.500%, due 06/01/33........      540,062          547,542
              5.500%, due 07/01/33........      862,295          874,231
              5.500%, due 08/01/33........    1,775,522        1,800,098

        ----------------------------------------------------------------
        Security                                 Par          Value
        Description                             Amount       (Note 2)
        ----------------------------------------------------------------

        U.S. Government & Agency Obligations - continued
        Federal National Mortgage Assoc. - continued
         5.500%, due 09/01/33............... $ 14,262,128 $   14,459,543
         5.500%, due 10/01/33...............    4,731,596      4,797,091
         5.500%, due 11/01/33...............    7,953,154      8,063,241
         5.150%, due 09/01/34//\/...........    1,315,147      1,338,257
         4.870%, due 12/01/36//\/...........    3,735,288      3,801,711
         6.500%, due 12/25/42...............    2,207,800      2,346,339
         5.500%, due TBA(a).................    9,000,000      9,118,125
                                                          --------------
                                                             137,770,615
                                                          --------------
        Federal National Mortgage Assoc., REMIC
         6.750%, due 05/25/22...............      545,728        545,676
         6.000%, due 08/25/22...............    1,237,243      1,261,868
         6.250%, due 10/25/22...............    3,089,649      3,140,413
         6.500%, due 12/25/22...............    6,483,241      6,554,633
        Government National Mortgage Assoc.
         8.250%, due 02/15/09...............       54,530         58,291
         6.000%, due 04/15/14...............      202,283        213,747
         7.000%, due 10/15/23...............      130,728        140,308
         7.500%, due 01/15/26...............      118,623        127,677
         1.454%, due 05/15/29...............       43,797         43,848
         7.500%, due 04/15/31...............    6,439,864      7,213,439
         5.500%, due 11/20/31...............    2,280,592      2,317,480
                                                          --------------
                                                              10,114,790
                                                          --------------
        Government National Mortgage Assoc.,
          REMIC
         1.650%, due 02/16/30//\/...........      155,494        156,651
         1.450%, due 01/16/31//\/...........      678,293        679,978
                                                          --------------
                                                                 836,629
                                                          --------------
        U.S. Treasury Bond
         7.500%, due 11/15/16(b)............   25,600,000     32,600,013
         6.250%, due 08/15/23...............    7,900,000      9,006,932
         6.875%, due 08/15/25(b)............   24,300,000     29,734,282
         5.500%, due 08/15/28(b)............    1,400,000      1,458,681
                                                          --------------
                                                              72,799,908
                                                          --------------
        U.S. Treasury Bond STRIPS
         0.000%, due 11/15/21(b)............    1,225,000        467,760
         0.000%, due 11/15/22(b)............   13,600,000      4,848,971
                                                          --------------
        U.S. Treasury Inflation Index Note
         3.375%, due 01/15/07(b)............   12,027,413     13,032,832
         3.625%, due 01/15/08(b)............   91,040,221    100,713,336
         3.875%, due 01/15/09(b)............   13,537,080     15,290,565
         4.250%, due 01/15/10(b)............   11,216,124     13,043,130
                                                          --------------
                                                             142,079,863
                                                          --------------
        U.S. Treasury Note
         1.250%, due 05/31/05(b)............   47,000,000     46,889,879
         3.125%, due 09/15/08(b)............    4,400,000      4,398,799

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


       ------------------------------------------------------------------
       Security                                Shares/Par      Value
       Description                               Amount       (Note 2)
       ------------------------------------------------------------------

       U.S. Government & Agency Obligations - continued
       U.S. Treasury Note - continued
        3.000%, due 07/15/12(b).............. $    411,584 $      448,820
                                                           --------------
       Total U.S. Government & Agency                          51,737,498
                                                           --------------
       Obligations (Cost $573,311,807).......                 571,901,714
                                                           --------------

       Warrants - 0.0%
       Foreign Government - 0.0%
       United Mexican States
        0.000%, due 06/01/04(d)..............    1,500,000         15,000
        0.000%, due 06/01/05(d)..............    1,500,000          3,000
        0.000%, due 06/30/06(d)..............    1,500,000          3,000
        0.000%, due 06/07/07(d)..............    1,500,000          1,875
                                                           --------------
       Total Warrants (Cost $0)                                    22,875
                                                           --------------

       Options - 0.0%
       Eurodollar Put
        Expires 03/15/04.....................          630              0
        Expires 06/14/04.....................          120              0
                                                           --------------
       Total Options (Cost $7,500)                                      0
                                                           --------------

       Short-Term Investments - 60.7%
       Banks - 2.8%
       Lloyds Bank Plc 1.090%, due
         03/09/04............................    3,300,000      3,293,206
       Rabobank USA Financial Corp. 1.070%,
         due 01/20/04........................   30,000,000     29,983,058
       Royal Bank of Scotland Plc 1.075%, due
         02/03/04............................    1,000,000        999,015
                                                           --------------
                                                               34,275,279
                                                           --------------
       Financials - Diversified - 6.2%
       CBA Finance, Inc. 1.070%, due
         01/27/04............................    5,600,000      5,595,672
       HBOS Treasury Services Plc
        1.075%, due 03/29/04.................   10,000,000      9,973,722
        1.100%, due 04/16/04.................   20,000,000     19,935,223
       Shell Finance UK Plc 1.060%, due
         03/17/04............................    9,400,000      9,378,965
       UBS Finance, Inc. 1.060%, due
         01/21/04............................   30,000,000     29,982,333
                                                           --------------
                                                               74,865,915
                                                           --------------
       Food Products - 0.3%
       Kraft Foods, Inc. 2.080%, due
         01/01/04............................    4,400,000      4,400,000
                                                           --------------
       U.S. Government & Agency Discount Notes - 6.3%
       Federal Home Loan Mortgage Corp.
        1.070%, due 01/22/04(b)..............   26,200,000     26,183,647

      -------------------------------------------------------------------
      Security                                   Shares/Par     Value
      Description                                  Amount      (Note 2)
      -------------------------------------------------------------------

      U.S. Government & Agency Discount Notes - continued
       1.075%, due 02/05/04.................... $    700,000 $    699,268
       1.050%, due 03/11/04....................   11,500,000   11,476,521
      Federal National Mortgage Assoc.
       1.075%, due 03/03/04....................    6,900,000    6,887,225
       1.080%, due 03/03/04....................    4,300,000    4,292,002
       1.090%, due 03/03/04....................    6,700,000    6,687,423
       1.050%, due 03/17/04....................    3,100,000    3,093,128
       1.090%, due 03/24/04....................    4,800,000    4,787,937
       1.075%, due 04/05/04....................    8,900,000    8,874,753
       1.080%, due 04/07/04....................    2,800,000    2,791,852
                                                             ------------
                                                               75,773,756
                                                             ------------
      U.S. Government & Agency Obligations - 12.4%
      U.S. Treasury Bill
       0.860%, due 03/04/04....................    2,190,000    2,186,908
       0.860%, due 03/11/04....................    4,010,000    4,003,696
       0.850%, due 03/18/04....................    6,060,000    6,049,341
       0.820%, due 04/08/04(b).................  108,600,000  108,341,966
       0.880%, due 04/22/04(b).................    2,600,000    2,592,881
       0.880%, due 05/20/04(b).................   26,500,000   26,408,734
                                                             ------------
                                                              149,583,526
                                                             ------------
      Commercial Paper - 5.3%
      Danske Corp.
       1.065%, due 01/20/04....................   15,000,000   14,991,568
       1.080%, due 02/13/04....................    8,800,000    8,788,648
       1.070%, due 03/18/04....................   10,000,000    9,977,114
      General Electric Capital Corp.
       1.110%, due 04/07/04....................   10,000,000    9,970,092
       1.090%, due 04/14/04....................   20,000,000   19,937,022
                                                             ------------
                                                               63,664,444
                                                             ------------
      Repurchase Agreements - 2.0%
      Credit Suisse First Boston Corp.
        Repurchase Agreement, dated 12/31/03
        at 0.88% to be repurchased at
        $7,500,917 on 01/05/04 collateralized
        by $6,758,000 USTIIN 3.00% due
        07/15/12 with a value of $7,681,454....    7,500,000    7,500,000
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/31/03 at 0.15% to
        be repurchased at $16,624,139 on
        01/02/04 collateralized by $16,900,000
        FNMA 2.00% due 05/20/05 with a value
        of $16,959,387.........................   16,624,000   16,624,000
                                                             ------------
                                                               24,124,000
                                                             ------------
      Money Market - 25.4%
      State Street Navigator Securities Lending
        Prime Portfolio(e).....................  306,667,514  306,667,514
                                                             ------------
      Total Short-Term Investments
      (Cost $733,302,691)                                     733,354,434
                                                             ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


             -----------------------------------------------------------
             Security                      Shares/Par        Value
             Description                     Amount         (Note 2)
             -----------------------------------------------------------

             TOTAL INVESTMENTS - 109.7%
             (Cost $1,492,768,318)                       $1,499,231,980

             Other Assets and Liabilities (net) - (9.7%)   (291,646,646)
                                                         --------------

             TOTAL NET ASSETS - 100.0%                   $1,207,585,334
                                                         ==============

Portfolio Footnotes:

//\/ Variable or floating rate security. The stated rate represents the rate at December 31, 2003.

+ Zero coupon bond - Interest rate represents current yield to maturity.

(a) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(b) All or a portion of security out on loan.

(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(d) Illiquid securities representing in the aggregate 0.00% of net assets.

(e) Represents investment of collateral received from securities lending transactions.

Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

REMIC - Real Estate Mortgage Investment Conduit

STRIPS - Separate Trading of Registered Interest and Principal of Security

USTIIN - United States Treasury Inflation Index Note

FNMA - Federal National Mortgage Association

The adviser considers liquid securities as coverage for open derivatives.

The following table summarizes the portfolio composition of the Portfolios' holdings at December 31, 2003, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used

                                                      Percent of
                                                       Portfolio
              Portfolio Composition by Credit Quality (unaudited)
              ---------------------------------------------------
                 AAA/Government/Government Agency        80.92%
                 AA                                       2.21%
                 A                                       12.74%
                 BBB                                      2.46%
                 BB                                       0.67%
                 B                                        0.91%
                 Below B                                  0.09%
                                                        ------
                 Total:                                 100.00%
                                                        ======


                                             Strike  Number of      Value
  Put Options                     Expiration Price   Contracts     (Note 2)
  ---------------------------------------------------------------------------
  OTC 3 Month LIBOR Interest Rate
   Swap.......................... 10/07/2004 $6.00  (80,000,000) $  (610,800)
  OTC 3 Month LIBOR Interest Rate
   Swap.......................... 01/07/2005  7.00  (11,200,000)     (52,886)
  OTC 3 Month LIBOR Interest Rate
   Swap.......................... 01/07/2005  6.65  (51,800,000)    (341,880)
  OTC 3 Month LIBOR Interest Rate
   Swap.......................... 09/23/2005  7.00  (23,200,000)    (298,978)
  OTC 3 Month LIBOR Interest Rate
   Swap.......................... 09/23/2005  6.00  (19,900,000)    (494,515)
                                                                 -----------
  (Written Option Premium $2,733,350)                            $(1,799,059)
                                                                 ===========

                                          Strike   Number of      Value
    Call Options               Expiration Price    Contracts     (Note 2)
    -----------------------------------------------------------------------
    10 Year U.S. Treasury Note 02/20/2004 $113.00        (228) $  (267,188)
    OTC 3 Month LIBOR Interest
     Rate Swap................ 10/07/2004    3.80 (80,000,000)    (653,040)
    OTC 3 Month LIBOR Interest
     Rate Swap................ 01/07/2005    4.00 (11,200,000)    (130,984)
    OTC 3 Month LIBOR Interest
     Rate Swap................ 09/23/2005    4.00 (95,300,000)  (1,098,142)
                                                               -----------
    (Written Option Premium $2,946,555)                        $(2,149,354)
                                                               ===========

                                                                  Value
     Securities Sold Short Interest Rate Maturity   Proceeds     (Note 2)
     ----------------------------------------------------------------------
      Republic of Germany.     6.00%     06/20/16 $     52,039 $     16,389
      U.S. Treasury Note..     3.25%     08/15/07   29,345,404   29,590,208
      U.S. Treasury Note..     3.00%     11/15/07   29,986,875   30,267,210
      U.S. Treasury Note..     6.00%     08/15/10   51,704,278   57,264,836
      U.S. Treasury Note..     3.63%     05/15/13   61,440,148   62,402,908
                                                  ------------ ------------
                                                  $172,528,744 $174,541,551
                                                  ============ ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


      --------------------------------------------------------------------
      Security                                      Shares/Par   Value
      Description                                     Amount    (Note 2)
      --------------------------------------------------------------------

      Convertible Bonds - 0.0%
      Aerospace & Defense - 0.0%
      Timco Aviation Services, Inc. Convertible,
        8.000%, due 01/02/07 (Cost $23)............  $   598   $        33
                                                               -----------

      Common Stocks - 95.2%
      Aerospace & Defense - 1.1%
      Teledyne Technologies, Inc.*.................   20,630       388,875
      United Defense Industries, Inc.*.............    6,311       201,195
                                                               -----------
                                                                   590,070
                                                               -----------
      Airlines - 1.4%
      ExpressJet Holdings, Inc.*...................   11,600       174,000
      Mesa Air Group, Inc.*(a).....................   46,898       587,163
                                                               -----------
                                                                   761,163
                                                               -----------
      Auto Components - 0.5%
      Cooper Tire & Rubber Co......................   12,100       258,698
                                                               -----------
      Automobiles - 2.3%
      American Axle & Manufacturing Holdings, Inc.*   10,150       410,263
      Autoliv, Inc.................................   21,300       801,945
                                                               -----------
                                                                 1,212,208
                                                               -----------
      Banks - 4.7%
      Brookline Bancorp, Inc.......................   20,989       321,971
      Commerce Bancorp, Inc.(a)....................    5,800       305,544
      Compass Bancshares, Inc......................   11,353       446,287
      Providian Financial Corp.*...................   65,113       757,915
      TCF Financial Corp...........................    9,100       467,285
      Westamerica Bancorp..........................    3,675       182,648
                                                               -----------
                                                                 2,481,650
                                                               -----------
      Biotechnology - 0.7%
      Myogen, Inc.*................................   11,860       169,598
      Neurocrine Biosciences, Inc. *...............    3,445       187,890
                                                               -----------
                                                                   357,488
                                                               -----------
      Building Products - 0.3%
      York International Corp......................    4,800       176,640
                                                               -----------
      Chemicals - 1.4%
      Macdermid, Inc...............................   10,800       369,792
      RPM International, Inc.......................   23,300       383,518
                                                               -----------
                                                                   753,310
                                                               -----------
      Commercial Services & Supplies - 4.3%
      AMN Healthcare Services, Inc.*(a)............    9,200       157,872
      Arbitron, Inc.*..............................    6,700       279,524
      Coinstar, Inc.*(a)...........................    1,900        34,314
      Eletronics For Imaging, Inc.*................    6,100       158,722
      Imagistics International, Inc.*..............    3,000       112,500
      Interactive Data Corp.*......................    3,600        59,616
      MAXIMUS, Inc.*(a)............................    6,681       261,428

         -------------------------------------------------------------
         Security                                            Value
         Description                                Shares  (Note 2)
         -------------------------------------------------------------

         Commercial Services & Supplies - continued
         Rent-A-Center, Inc.*...................... 28,550 $   853,074
         Valassis Communications, Inc.*............ 12,900     378,615
                                                           -----------
                                                             2,295,665
                                                           -----------

         Communications Equipment & Services - 1.4%
         Cincinnati Bell, Inc.*.................... 14,100      71,205
         Commonwealth Telephone Enterprises, Inc.*.  4,706     177,651
         Infonet Services Corp. - Class B*......... 29,500      50,150
         Scientific-Atlanta, Inc...................  8,700     237,510
         West Corp.*...............................  9,900     229,977
                                                           -----------
                                                               766,493
                                                           -----------
         Computers & Peripherals - 3.4%
         Advanced Fibre Communications, Inc.*...... 17,000     342,550
         FactSet Research Systems, Inc.............  2,600      99,346
         Hutchinson Technology, Inc.*..............  4,200     129,108
         SanDisk Corp.*(a).........................  9,300     568,602
         Storage Technology Corp.*................. 25,051     645,063
                                                           -----------
                                                             1,784,669
                                                           -----------
         Construction & Engineering - 3.0%
         NVR, Inc.*................................    669     311,754
         Ryland Group, Inc.........................  8,600     762,304
         Washington Group International, Inc.*..... 14,900     506,153
                                                           -----------
                                                             1,580,211
                                                           -----------
         Construction Materials - 0.3%
         Centex Construction Products, Inc.........  2,300     138,621
                                                           -----------
         Electronic Equipment & Instruments - 3.2%
         Acuity Brands, Inc........................ 15,600     402,480
         Belden, Inc...............................  8,789     185,360
         Benchmark Electronics, Inc.*.............. 21,300     741,453
         Celestica, Inc.*.......................... 24,615     370,948
                                                           -----------
                                                             1,700,241
                                                           -----------
         Energy Equipment & Services - 1.7%
         Avista Corp...............................  6,700     121,404
         Energen Corp.............................. 10,800     443,124
         Ugi Corp.................................. 10,600     359,340
                                                           -----------
                                                               923,868
                                                           -----------
         Entertainment & Leisure - 1.2%
         Brunswick Corp............................ 19,699     627,019
                                                           -----------
         Financial Services - 4.2%
         A.G. Edwards, Inc.........................  7,200     260,856
         Affiliated Managers Group, Inc.*..........  2,400     167,016
         Chicago Mercantile Exchange(a)............  2,600     188,136
         CompuCredit Corp.*........................  8,800     187,264
         Delphi Financial Group, Inc...............  3,150     113,400
         Doral Financial Corp......................  5,100     164,628
         Federated Investors, Inc. - Class B....... 11,350     333,236
         Firstfed Financial Corp.*.................  2,200      95,700

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


          -----------------------------------------------------------
          Security                                          Value
          Description                              Shares  (Note 2)
          -----------------------------------------------------------

          Financial Services - continued
          National Financial Partners Corp........  5,830 $   160,617
          Student Loan Corp.......................  1,300     189,800
          Waddell & Reed Financial, Inc. - Class A 15,742     369,307
                                                          -----------
                                                            2,229,960
                                                          -----------
          Food Products - 0.2%
          Chiquita Brands International, Inc.*(a).  5,300     119,409
                                                          -----------
          Health Care Equipment & Supplies - 3.5%
          American Medical Systems Holdings, Inc.* 13,600     296,480
          C.R. Bard, Inc..........................  9,421     765,456
          INAMED Corp.*...........................  6,450     309,987
          Sybron Dental Specialties, Inc.*........  8,800     247,280
          Ventana Medical System, Inc.*...........  5,900     232,460
                                                          -----------
                                                            1,851,663
                                                          -----------
          Health Care Providers & Services - 4.3%
          Apria Healthcare Group, Inc.*........... 19,695     560,717
          Community Health Systems, Inc.*......... 12,600     334,908
          Health Net, Inc.*....................... 34,000   1,111,800
          Manor Care, Inc.........................  5,200     179,764
          Shopko Stores, Inc.*....................  6,700     102,175
                                                          -----------
                                                            2,289,364
                                                          -----------
          Hotels, Restaurants & Leisure - 0.4%
          Orient-Express Hotels, Ltd. - Class A... 13,400     220,162
                                                          -----------
          Industrial - Diversified - 0.5%
          IDEX Corp...............................  6,000     249,540
                                                          -----------
          Insurance - 5.9%
          Aspen Insurance Holdings Ltd.*(a).......  4,455     110,528
          IPC Holdings, Ltd....................... 11,669     454,391
          Odyssey Re Holdings Corp.(a)............ 12,300     277,365
          PMI Group, Inc..........................  8,318     309,679
          Radian Group, Inc....................... 11,300     550,875
          RenaissanceRe Holdings, Ltd............. 15,697     769,938
          Stewart Information Services Corp.......  3,900     158,145
          W.R. Berkley Corp....................... 10,986     383,961
          WellChoice, Inc.*.......................  2,900     100,050
                                                          -----------
                                                            3,114,932
                                                          -----------
          Internet Software & Services - 1.4%
          NetFlix, Inc.*..........................  3,200     175,008
          United Online, Inc.*(a).................  6,000     100,740
          VeriSign, Inc.*......................... 19,898     324,337
          WebEx Communications, Inc.*(a)..........  5,900     118,590
                                                          -----------
                                                              718,675
                                                          -----------
          IT Consulting & Services - 1.2%
          Advanced Digital Information Corp.*.....  5,100      71,400
          CACI International, Inc. - Class A*.....  9,300     452,166
          Insight Enterprises, Inc.*..............  5,900     110,920
                                                          -----------
                                                              634,486
                                                          -----------

       ------------------------------------------------------------------
       Security                                                 Value
       Description                                     Shares  (Note 2)
       ------------------------------------------------------------------

       Machinery - 2.8%
       Albany International Corp. - Class A...........  9,400 $   318,660
       Flowserve Corp.*............................... 24,400     509,472
       Terex Corp.*................................... 24,000     683,520
                                                              -----------
                                                                1,511,652
                                                              -----------
       Media - 3.3%
       Catalina Marketing Corp.*......................  2,600      52,416
       Handleman Co...................................  3,100      63,643
       Harte Hanks, Inc...............................  8,200     178,350
       Hollywood Entertainment Corp.*................. 15,000     206,250
       Lexar Media, Inc.*.............................  9,800     170,814
       Movie Gallery, Inc.*........................... 25,151     469,821
       Regal Entertainment Group - Class A(a)......... 29,202     599,225
                                                              -----------
                                                                1,740,519
                                                              -----------
       Metals & Mining - 0.5%
       Carpenter Technology Corp......................  3,300      97,581
       Quanex Corp....................................  3,600     165,960
                                                              -----------
                                                                  263,541
                                                              -----------
       Oil & Gas - 4.9%
       Cabot Oil & Gas Corp........................... 15,553     456,481
       Comstock Resources, Inc. Common New*...........  6,300     121,590
       Denbury Resource, Inc.*........................ 23,100     321,321
       FMC Technologies, Inc.*........................  1,954      45,528
       Georgia Gulf Corp.............................. 22,616     653,150
       Noble Energy, Inc..............................  9,119     405,157
       Nuevo Energy Co.*..............................  4,400     106,348
       Tesoro Pete Corp.*............................. 16,000     233,120
       Vintage Petroleum, Inc......................... 19,200     230,976
                                                              -----------
                                                                2,573,671
                                                              -----------
       Pharmaceuticals - 5.1%
       Amylin Pharmaceuticals, Inc.*(a)...............  5,100     113,322
       AtheroGenics, Inc.*............................  7,600     113,620
       Bradley Pharmaceuticals, Inc. - Class A*(a).... 10,720     272,610
       Connetics Corp.*............................... 10,800     196,128
       King Pharmaceuticals, Inc.*.................... 71,377   1,089,213
       Kos Pharmaceuticals, Inc.*.....................  4,800     206,592
       Medicines Co. (The)*...........................  4,400     129,624
       Medicis Pharmaceutical Corp. - Class A.........  2,900     206,770
       Telik, Inc.*(a)................................  6,200     142,662
       Watson Pharmaceuticals, Inc.*..................  5,200     239,200
                                                              -----------
                                                                2,709,741
                                                              -----------
       Real Estate - 0.8%
       American Financial Realty Trust (REIT)......... 11,450     195,223
       Apartment Investment & Management Co. - Class A
         (REIT).......................................  2,700      93,150
       CBL & Associates Properties, Inc. (REIT).......  2,300     129,950
                                                              -----------
                                                                  418,323
                                                              -----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


       -----------------------------------------------------------------
       Security                                                 Value
       Description                                     Shares  (Note 2)
       -----------------------------------------------------------------

       Retail - Multiline - 0.3%
       United Stationers, Inc.*.......................  4,100 $  167,772
                                                              ----------
       Retail - Specialty - 9.5%
       Abercrombie & Fitch Co. - Class A*............. 13,400    331,114
       Briggs & Stratton Corp.........................  9,085    612,329
       Claire's Stores, Inc...........................  6,400    120,576
       Finish Line, Inc. (The) - Class A*.............  5,800    173,826
       Foot Locker, Inc............................... 22,500    527,625
       HON Industries, Inc............................  4,500    194,940
       Michaels Stores, Inc........................... 11,000    486,200
       Mohawk Industries, Inc.*.......................  6,500    458,510
       Ross Stores, Inc............................... 12,308    325,301
       SUPERVALU, Inc................................. 40,600  1,160,754
       Yankee Candle Co., Inc.*....................... 24,664    674,067
                                                              ----------
                                                               5,065,242
                                                              ----------
       Semiconductor Equipment & Products - 3.1%
       Integrated Circuit Systems, Inc.*.............. 13,135    374,216
       Integrated Device Technology, Inc.*............ 26,700    458,439
       International Rectifier Corp. *................  3,100    153,171
       Lattice Semiconductor Corp.*(a)................ 28,834    279,113
       QLogic Corp.*..................................  5,400    278,640
       Zarlink Semiconductor, Inc.*................... 30,100    101,738
                                                              ----------
                                                               1,645,317
                                                              ----------
       Software - 7.7%
       Agere Systems, Inc. - Class A*................. 77,100    235,155
       Amdocs, Ltd.*.................................. 25,929    582,884
       BMC Software, Inc.*............................ 46,100    859,765
       Hyperion Solutions Corp.*...................... 11,887    358,274
       Inter-Tel, Inc................................. 19,000    474,620
       Mercury Computer Systems, Inc.*................ 20,700    515,430
       Progress Software Corp.*....................... 10,100    206,646
       Satyam Computer Services (ADR)(a).............. 21,800    639,394
       Transaction Systems Architects, Inc. - Class A*  5,600    126,728
       Verint Systems, Inc.*..........................  4,500    101,520
                                                              ----------
                                                               4,100,416
                                                              ----------
       Telecommunication Services - Diversified - 1.4%
       Aspect Communications, Inc.*................... 18,600    293,136
       Comtech Telecommunications Corp.*..............  2,600     75,062
       Primus Telecommunication Group, Inc.*.......... 21,800    221,924
       Ptek Holdings, Inc.*........................... 14,600    128,626
                                                              ----------
                                                                 718,748
                                                              ----------
       Textiles, Apparel & Luxury Goods - 0.7%
       Wolverine World Wide, Inc...................... 17,700    360,726
                                                              ----------

      -------------------------------------------------------------------
      Security                                    Shares/Par    Value
      Description                                   Amount     (Note 2)
      -------------------------------------------------------------------

      Utilities - 2.6%
      Allegheny Energy, Inc......................      9,700 $   123,772
      DPL, Inc...................................     22,700     473,976
      OGE Energy Corp............................     21,125     511,014
      Puget Energy, Inc..........................     10,364     246,352
                                                             -----------
                                                               1,355,114
                                                             -----------
      Total Common Stocks (Cost $44,118,806)                  50,466,987
                                                             -----------

      Mutual Funds - 3.1%
      iShares Russell 2000 Index Fund............     11,773   1,304,448
      SPDR Trust Series 1 Fund...................      3,103     345,302
                                                             -----------
      Total Mutual Funds (Cost $1,597,247).......              1,649,750
                                                             -----------

      Short-Term Investments - 10.4%
      State Street Bank and Trust Co., Repurchase
        Agreement, dated 12/31/03 at 0.10% to be
        repurchased at $1,715,010 on 01/02/04
        collateralized by $1,720,000 FHLB 3.750%
        due 02/13/04 with the value of
        $1,749,417............................... $1,715,000   1,715,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).......................  3,819,930   3,819,930
                                                             -----------
      Total Short-Term Investments
      (Cost $5,534,930)                                        5,534,930
                                                             -----------

      TOTAL INVESTMENTS - 108.7%
      (Cost $51,250,983)                                      57,651,700

      Other Assets and Liabilities (net) - (8.7%)             (4,627,295)
                                                             -----------

      TOTAL NET ASSETS - 100.0%                              $53,024,405
                                                             ===========

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


           ---------------------------------------------------------
           Security                                        Value
           Description                           Shares   (Note 2)
           ---------------------------------------------------------

           Common Stocks - 96.0%
           Aerospace & Defense - 2.5%
           Boeing Co............................ 16,000 $    674,240
           Lockheed Martin Corp................. 26,000    1,336,400
           United Technologies Corp.............  8,600      815,022
                                                        ------------
                                                           2,825,662
                                                        ------------
           Air Freight & Logistics - 2.2%
           Union Pacific Corp................... 19,800    1,375,704
           United Parcel Service, Inc. - Class B 14,500    1,080,975
                                                        ------------
                                                           2,456,679
                                                        ------------
           Airlines - 0.7%
           Southwest Airlines Co................ 52,000      839,280
                                                        ------------
           Auto Components - 1.2%
           AutoZone, Inc.*...................... 15,400    1,312,234
                                                        ------------
           Automobiles - 0.7%
           General Motors Corp..................  7,400      395,160
           Harley-Davidson, Inc.................  8,100      384,993
                                                        ------------
                                                             780,153
                                                        ------------
           Banks - 7.1%
           Bank of New York Co., Inc............ 56,100    1,858,032
           Capital One Financial Corp........... 16,200      992,898
           Fifth Third Bancorp.................. 34,300    2,027,130
           MBNA Corp............................ 24,000      596,400
           U.S. Bancorp......................... 36,300    1,081,014
           Wells Fargo Co....................... 25,800    1,519,362
                                                        ------------
                                                           8,074,836
                                                        ------------
           Beverages - 1.5%
           Coca-Cola Co......................... 33,600    1,705,200
                                                        ------------
           Biotechnology - 0.3%
           Gilead Sciences, Inc.*...............  5,700      331,398
                                                        ------------
           Chemicals - 1.7%
           E. I. du Pont de Nemours & Co........ 34,200    1,569,438
           PPG Industries, Inc..................  5,200      332,904
                                                        ------------
                                                           1,902,342
                                                        ------------
           Commercial Services & Supplies - 0.8%
           Paychex, Inc.........................  7,700      286,440
           Pitney Bowes Inc.....................  8,500      345,270
           Xerox Corp.*......................... 21,700      299,460
                                                        ------------
                                                             931,170
                                                        ------------
           Communications Equipment & Services - 3.1%
           CenturyTel, Inc...................... 16,900      551,278
           Cisco Systems, Inc.*................. 83,200    2,020,928
           Nokia Oyj (ADR)...................... 27,000      459,000
           QUALCOMM, Inc........................  8,600      463,798
                                                        ------------
                                                           3,495,004
                                                        ------------

          -----------------------------------------------------------
          Security                                          Value
          Description                             Shares   (Note 2)
          -----------------------------------------------------------

          Computers & Peripherals - 2.9%
          Dell, Inc.*............................ 35,900 $  1,219,164
          Hewlett-Packard Co..................... 90,300    2,074,191
                                                         ------------
                                                            3,293,355
                                                         ------------
          Construction Materials - 0.3%
          CRH Plc................................ 18,700      382,867
                                                         ------------
          Containers & Packaging - 0.5%
          Avery Dennison Corp.................... 10,500      588,210
                                                         ------------
          Electronics - 0.3%
          Flextronics International, Ltd.*....... 24,000      356,160
                                                         ------------
          Energy Equipment & Services - 2.8%
          Exelon Corp............................  7,600      504,336
          General Electric Co.................... 73,200    2,267,736
          Halliburton Co......................... 13,900      361,400
                                                         ------------
                                                            3,133,472
                                                         ------------
          Financial Services - 3.9%
          Charles Schwab Corp.................... 29,200      345,728
          Citigroup, Inc......................... 60,300    2,926,962
          J.P. Morgan Chase & Co................. 22,900      841,117
          State Street Corp......................  7,000      364,560
                                                         ------------
                                                            4,478,367
                                                         ------------
          Food Products - 0.8%
          Dean Foods Co.*........................ 11,600      381,292
          General Mills, Inc..................... 11,600      525,480
                                                         ------------
                                                              906,772
                                                         ------------
          Health Care Equipment & Supplies - 0.8%
          Medtronic, Inc......................... 19,200      933,312
                                                         ------------
          Health Care Providers & Services - 0.4%
          Express Scripts, Inc.*.................  7,100      471,653
                                                         ------------
          Hotels, Restaurants & Leisure - 0.5%
          Darden Restaurants, Inc................ 28,600      601,744
                                                         ------------
          Household Durables - 2.4%
          D.R. Horton, Inc....................... 17,400      752,724
          Lennar Corp. - Class A................. 11,700    1,123,200
          Smurfit-Stone Container Corp........... 18,600      345,402
          Whirlpool Corp.........................  7,400      537,610
                                                         ------------
                                                            2,758,936
                                                         ------------
          Household Products - 1.1%
          Avon Products, Inc.....................  4,400      296,956
          Colgate-Palmolive Co................... 19,100      955,955
                                                         ------------
                                                            1,252,911
                                                         ------------
          Industrial - Diversified - 2.7%
          Altria Group, Inc...................... 21,700    1,180,914
          Tyco International, Ltd................ 70,900    1,878,850
                                                         ------------
                                                            3,059,764
                                                         ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


        ----------------------------------------------------------------
        Security                                               Value
        Description                                 Shares    (Note 2)
        ----------------------------------------------------------------

        Insurance - 5.9%
        ACE, Ltd...................................  33,800 $  1,399,996
        American International Group, Inc..........  62,200    4,122,616
        Travelers Property Casualty Corp. - Class A   8,200      137,596
        Travelers Property Casualty Corp. - Class B   8,200      139,154
        XL Capital, Ltd. - Class A.................  11,800      915,090
                                                            ------------
                                                               6,714,452
                                                            ------------
        IT Consulting & Services - 0.5%
        Fiserv, Inc.*..............................  13,600      537,336
                                                            ------------
        Leisure Equipment & Products - 0.5%
        Mattel, Inc................................  28,500      549,195
                                                            ------------
        Media - 2.7%
        EchoStar Communications Corp. - Class A*...  17,000      578,000
        Liberty Media Corp. - Class A*............. 129,000    1,533,810
        Viacom, Inc. - Class B.....................  20,900      927,542
                                                            ------------
                                                               3,039,352
                                                            ------------
        Medical - Biotechnology - 0.5%
        Biogen Idec Inc*...........................  15,200      559,056
                                                            ------------
        Metals & Mining - 0.6%
        Aggregate, Inc............................. 217,400      331,800
        Alcoa, Inc.................................  10,700      406,600
                                                            ------------
                                                                 738,400
                                                            ------------
        Office Equipment - 0.4%
        Lexmark International, Inc. - Class A*.....   5,100      401,064
                                                            ------------
        Oil & Gas - 5.3%
        BG Group Plc...............................  74,300      380,315
        Canadian Natural Resources Ltd.............   7,400      374,309
        ENI SpA....................................  18,300      344,934
        Exxon Mobil Corp...........................  77,400    3,173,400
        GlobalSantaFe Corp.........................  16,100      399,763
        Noble Corp.*...............................  25,900      926,702
        Total Fina Elf S.A. (ADR)..................   5,000      462,550
                                                            ------------
                                                               6,061,973
                                                            ------------
        Pharmaceuticals - 10.5%
        Abbott Laboratories........................  38,600    1,798,760
        AmerisourceBergen Corp.....................   1,452       81,530
        Amgen, Inc.*...............................  22,200    1,371,960
        Cardinal Health, Inc.......................  26,900    1,645,204
        Forest Laboratories, Inc.*.................   7,600      469,680
        Pfizer, Inc................................ 144,900    5,119,317
        Wyeth......................................  35,700    1,515,465
                                                            ------------
                                                              12,001,916
                                                            ------------
        Retail - Multiline - 4.3%
        Kohl's Corp.*..............................  30,100    1,352,694
        TJX Companies, Inc.........................  14,100      310,905
        Wal-Mart Stores, Inc.......................  62,000    3,289,100
                                                            ------------
                                                               4,952,699
                                                            ------------

          ------------------------------------------------------------
          Security                                           Value
          Description                             Shares    (Note 2)
          ------------------------------------------------------------

          Retail - Specialty - 5.5%
          Bed Bath & Beyond, Inc.*...............  22,200 $    962,370
          Cintas Corp............................   8,100      406,053
          Family Dollar Stores, Inc..............  27,200      975,936
          Home Depot, Inc........................  29,200    1,036,308
          Lowes Co., Inc.........................  30,100    1,667,239
          Masco Corp.............................  21,100      578,351
          Office Depot, Inc.*....................  39,500      660,045
                                                          ------------
                                                             6,286,302
                                                          ------------
          Road & Rail - 0.5%
          Canadian National Railway Co...........   9,200      582,176
                                                          ------------
          Semiconductor Equipment & Products - 3.8%
          Intel Corp.............................  99,400    3,200,680
          Novellus Systems, Inc.*................   7,500      315,375
          Texas Instruments, Inc.................  26,300      772,694
                                                          ------------
                                                             4,288,749
                                                          ------------
          Software - 5.5%
          Computer Associates International, Inc.  13,200      360,888
          Microsoft Corp......................... 159,700    4,398,138
          Oracle Corp.*..........................  72,500      957,000
          Siebel Systems, Inc.*..................  15,800      219,146
          VERITAS Software Corp.*................   9,100      338,156
                                                          ------------
                                                             6,273,328
                                                          ------------
          Telecommunication Services - Diversified - 2.5%
          Verizon Communications, Inc............  82,400    2,890,592
                                                          ------------
          Telecommunication Services - Wireless - 0.4%
          AT&T Wireless Services, Inc.*..........  50,400      402,696
                                                          ------------
          U.S. Government Agency - 3.1%
          Federal Home Loan Mortgage Corp........  30,400    1,772,928
          Federal National Mortgage Association..  22,800    1,711,368
                                                          ------------
                                                             3,484,296
                                                          ------------
          Utilities - 2.3%
          Edison International...................  40,000      877,200
          Entergy Corp...........................   6,600      377,058
          FirstEnergy Corp.......................  10,000      352,000
          PG&E Corp.*............................  37,500    1,041,375
                                                          ------------
                                                             2,647,633
                                                          ------------
          Total Common Stocks (Cost $96,971,586)           109,282,696
                                                          ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


       ------------------------------------------------------------------
       Security                                      Par        Value
       Description                                  Amount     (Note 2)
       ------------------------------------------------------------------

       Short-Term Investments - 3.3%
       Goldman Sachs & Co.,
         Repurchase Agreement, dated 12/31/03
         at 0.99% to be repurchased at $3,775,208
         on 01/02/04 collateralized by 3,700,000
         FHLMC 3.875% due 02/15/05 with a value
         of $3,800,016........................... $3,775,000    3,775,000
                                                             ------------
       Total Short-Term Investments
       (Cost $3,775,000)                                        3,775,000
                                                             ------------

       TOTAL INVESTMENTS - 99.3%
       (Cost $100,746,586)                                    113,057,696

       Other Assets and Liabilities (net) - 0.7%                  772,015
                                                             ------------

       TOTAL NET ASSETS - 100.0%                             $113,829,711
                                                             ============

Portfolio Footnotes:

* Non-income producing security.

ADR - American Depositary Receipt

FHLMC - Federal Home Loan Mortgage Corporation

The adviser considers liquid securities as segregatable assets for forward purchase commitments.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
THIRD AVENUE SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


           ----------------------------------------------------------
           Security                                         Value
           Description                           Shares    (Note 2)
           ----------------------------------------------------------

           Common Stocks - 82.3%
           Banks - 1.8%
           Brookline Bancorp, Inc.(a)........... 362,800 $  5,565,352
                                                         ------------
           Chemicals - 1.5%
           Agrium, Inc.......................... 296,300    4,877,098
                                                         ------------
           Coal - 1.5%
           Fording Canadian Coal Trust.......... 128,900    4,578,528
                                                         ------------
           Commercial Services & Supplies - 2.6%
           Herman Miller, Inc...................  22,300      541,221
           On Assignment, Inc.*................. 803,363    4,185,521
           Quanta Services, Inc.*(a)............ 485,600    3,544,880
                                                         ------------
                                                            8,271,622
                                                         ------------
           Communications Equipment - 4.6%
           CommScope, Inc.*..................... 415,200    6,780,216
           Comverse Technology, Inc.*........... 184,700    3,248,873
           Sycamore Networks, Inc.*............. 455,500    2,386,820
           Tellabs, Inc. *...................... 237,400    2,001,282
                                                         ------------
                                                           14,417,191
                                                         ------------
           Computer Software & Processing - 2.1%
           Geac Computer Corp., Ltd.*........... 794,400    4,130,745
           Scientific-Atlanta, Inc..............  37,500    1,023,750
           Ulticom, Inc.*....................... 142,600    1,376,090
                                                         ------------
                                                            6,530,585
                                                         ------------
           Construction & Engineering - 2.2%
           Butler Manufacturing Co.(a)..........  88,300    1,942,600
           Keith Companies, Inc. (The)*......... 223,900    3,049,518
           Modtech Holdings, Inc.*(a)........... 245,400    2,063,814
                                                         ------------
                                                            7,055,932
                                                         ------------
           Electrical Equipment - 4.4%
           American Power Conversion Corp.......  42,600    1,041,570
           Coherent, Inc.*(a)................... 244,328    5,815,006
           Credence Systems Corp.*.............. 249,400    3,282,104
           CyberOptics Corp.*...................  59,500      642,600
           Electro Scientific Industries, Inc.*. 126,900    3,020,220
                                                         ------------
                                                           13,801,500
                                                         ------------
           Electronics - 6.7%
           Advanced Power Technology, Inc.*(a).. 154,500    1,334,880
           AVX Corp.(a)......................... 413,000    6,864,060
           Bel Fuse, Inc. - Class A(a)..........  97,300    2,909,270
           Bel Fuse, Inc. - Class B.............  34,600    1,128,998
           Park Electrochemical Corp............ 199,900    5,295,351
           TriQuint Semiconductor, Inc.*........ 491,000    3,471,370
                                                         ------------
                                                           21,003,929
                                                         ------------
           Financial Services - 4.2%
           Ichiyoshi Securities Co., Ltd........ 633,700    2,916,079
           Instinet Group, Inc.................. 431,200    2,220,680
           Leucadia National Corp............... 126,600    5,836,260

         --------------------------------------------------------------
         Security                                             Value
         Description                              Shares     (Note 2)
         --------------------------------------------------------------

         Financial Services - continued
         SWS Group, Inc.........................     6,200 $    110,360
         Westwood Holdings Group, Inc...........   124,875    2,221,526
                                                           ------------
                                                             13,304,905
                                                           ------------
         Food Products - 0.8%
         Del Monte Pacific, Ltd................. 6,876,000    2,368,522
                                                           ------------
         Health Care Providers & Services - 2.3%
         AMN Healthcare Services, Inc.*(a)......   123,338    2,116,480
         Cross Country Healthcare, Inc.*(a).....   346,000    5,162,320
                                                           ------------
                                                              7,278,800
                                                           ------------
         Hotels, Restaurants & Leisure - 1.2%
         Jack in the Box, Inc.*.................   176,100    3,761,496
                                                           ------------
         Household Durables - 3.4%
         Cavco Industries, Inc.*(a).............   121,195    2,908,680
         Coachmen Industries, Inc.(a)...........   199,100    3,605,701
         Skyline Corp.(a).......................   118,400    4,128,608
                                                           ------------
                                                             10,642,989
                                                           ------------
         Industrial - Diversified - 1.8%
         Trinity Industries, Inc.(a)............   180,700    5,572,788
                                                           ------------
         Insurance - 6.5%
         Brit Insurance Holdings PLC*........... 3,642,800    4,730,631
         E-L Financial Corp.....................    21,150    4,827,833
         FBL Financial Group, Inc. - Class A....   204,200    5,268,360
         MONY Group, Inc. (The)(a)..............    33,700    1,054,473
         Phoenix Companies, Inc.(a).............   371,700    4,475,268
                                                           ------------
                                                             20,356,565
                                                           ------------
         Leisure Equipment & Products - 1.9%
         JAKKS Pacific, Inc.*(a)................   442,768    5,826,827
                                                           ------------
         Machinery - 2.6%
         Alamo Group, Inc.......................   310,400    4,736,704
         Lindsay Manufacturing Co.(a)...........   131,000    3,307,750
                                                           ------------
                                                              8,044,454
                                                           ------------
         Metals & Mining - 1.4%
         RTI International Metals, Inc.*........   269,300    4,543,091
                                                           ------------
         Oil & Gas - 3.1%
         Smedvig ASA............................   674,600    5,110,606
         Willbros Group, Inc.*..................   377,100    4,532,742
                                                           ------------
                                                              9,643,348
                                                           ------------
         Paper & Forest Products - 2.0%
         SFK Pulp Fund..........................   230,200    1,353,751
         TimberWest Forest Corp.................   506,900    4,981,336
                                                           ------------
                                                              6,335,087
                                                           ------------
         Pharmaceuticals - 1.0%
         PAREXEL International Corp.*...........   185,505    3,016,311
                                                           ------------
         Real Estate - 16.4%
         Avatar Holdings, Inc.*.................    90,500    3,343,070
         Catellus Development Corp. (REIT)......   294,445    7,102,013

                       See notes to financial statements

MET INVESTORS SERIES TRUST
THIRD AVENUE SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


         --------------------------------------------------------------
         Security                                             Value
         Description                               Shares    (Note 2)
         --------------------------------------------------------------

         Real Estate - continued
         Forest City Enterprises, Inc. - Class A.. 149,700 $  7,112,247
         Jones Lang Lasalle, Inc.*................ 179,300    3,716,889
         LNR Property Corp........................ 168,800    8,357,288
         PS Business Parks, Inc...................  61,200    2,525,112
         St. Joe Co. (The)........................ 208,500    7,774,965
         Trammell Crow Co.*(a).................... 478,800    6,344,100
         Wellsford Real Properties, Inc. *........ 279,100    5,191,260
                                                           ------------
                                                             51,466,944
                                                           ------------
         Retail - Specialty - 4.3%
         Circuit City Stores, Inc................. 206,200    2,088,806
         Dress Barn, Inc. (The)*.................. 343,500    5,149,065
         Maxwell Shoe Co., Inc. - Class A*(a)..... 358,310    6,080,521
         The Buckle, Inc..........................  15,800      349,970
                                                           ------------
                                                             13,668,362
                                                           ------------
         Transportation - 2.0%
         Alexander & Baldwin, Inc................. 190,159    6,406,457
                                                           ------------
         Total Common Stocks (Cost $206,284,939)            258,338,683
                                                           ------------

         Preferred Stock - 0.3%
         Real Estate - 0.3%
         Koger Equity, Inc. (REIT) (Cost $962,500)  38,500    1,039,500
                                                           ------------

     ---------------------------------------------------------------------
     Security                                    Shares/Par     Value
     Description                                   Amount      (Note 2)
     ---------------------------------------------------------------------

     Short-Term Investments - 33.5%
     State Street Bank and Trust Co., Repurchase
       Agreement, dated 12/31/03 at 0.15% to
       be repurchased at $44,512,371 on
       01/02/04 collateralized by $44,905,000
       FNMA 1.875% due 02/15/05 with a value
       of $45,405,466........................... $44,512,000 $ 44,512,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).......................  47,765,819   47,765,819
     United States Treasury Note, 2.125%, due
       08/31/04(a)..............................  13,000,000   13,088,868
                                                             ------------
     Total Short-Term Investments
     (Cost $105,370,849)                                      105,366,687
                                                             ------------

     TOTAL INVESTMENTS - 116.1%
     (Cost $312,618,288)                                      364,744,870

     Other Assets and Liabilities (net) - (16.1%)             (50,665,097)
                                                             ------------

     TOTAL NET ASSETS - 100.0%                               $314,079,773
                                                             ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

FNMA - Federal National Mortgage Association

REIT - Real Estate Investment Trust


                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
December 31, 2003
(Percentage of Net Assets)


       -----------------------------------------------------------------
       Security                                                Value
       Description                                  Shares    (Note 2)
       -----------------------------------------------------------------

       Common Stocks - 94.0%
       Aerospace & Defense - 2.3%
       Alliant Techsystems, Inc.*..................  65,000 $  3,754,400
       Rockwell Collins, Inc....................... 142,000    4,264,260
                                                            ------------
                                                               8,018,660
                                                            ------------
       Air Freight & Logistics - 0.5%
       Expeditors International of Washington, Inc.  44,000    1,657,040
                                                            ------------
       Airlines - 0.4%
       JetBlue Airways Corp.*(a)...................  53,999    1,432,053
                                                            ------------
       Automotive - 0.8%
       Oshkosh Truck Corp..........................  56,000    2,857,680
                                                            ------------
       Banks - 0.2%
       Silicon Valley Bancshares*(a)...............  18,000      649,260
                                                            ------------
       Beverages - 0.8%
       Cott Corp.*(a).............................. 102,000    2,857,020
                                                            ------------
       Biotechnology - 0.7%
       Biogen Idec, Inc.*..........................  41,500    1,526,370
       Protein Design Labs, Inc.*(a)...............  46,000      823,400
                                                            ------------
                                                               2,349,770
                                                            ------------
       Chemicals - 1.0%
       Potash Corporation of Saskatchewan, Inc.....  43,000    3,718,640
                                                            ------------
       Commercial Services & Supplies - 9.8%
       Apollo Group, Inc. - Class A*...............  21,000    1,428,000
       BearingPoint, Inc.*......................... 207,000    2,088,630
       Ceridian Corp.*............................. 143,000    2,994,420
       Certegy, Inc................................ 106,000    3,476,800
       ChoicePoint, Inc.*.......................... 126,000    4,799,340
       Education Management Corp.*.................  68,000    2,110,720
       Hewitt Associates, Inc.*....................  82,300    2,460,770
       Iron Mountain, Inc.*........................  77,000    3,044,580
       Manpower, Inc...............................  87,000    4,095,960
       Robert Half International, Inc.*............ 139,000    3,244,260
       Viad Corp................................... 126,000    3,150,000
       WebMD Corp.*(a).............................  32,000      287,680
       Weight Watchers International, Inc.*........  34,000    1,304,580
                                                            ------------
                                                              34,485,740
                                                            ------------
       Communications Equipment - 0.3%
       Advanced Fibre Communications, Inc.*........  32,000      644,800
       Research In Motion, Ltd.*...................   8,000      534,640
                                                            ------------
                                                               1,179,440
                                                            ------------
       Computers & Peripherals - 0.9%
       Lexmark International, Inc. - Class A*......  24,000    1,887,360
       Seagate Technology..........................  64,000    1,209,600
                                                            ------------
                                                               3,096,960
                                                            ------------
       Electronic Equipment & Instruments - 2.9%
       Danaher Corp................................  33,000    3,027,750
       Diebold, Inc................................  44,000    2,370,280
       FMC Technologies, Inc.*.....................  97,000    2,260,100

       ------------------------------------------------------------------
       Security                                                 Value
       Description                                   Shares    (Note 2)
       ------------------------------------------------------------------

       Electronic Equipment & Instruments - continued
       Jabil Circuit, Inc.*.........................  63,000 $  1,782,900
       Molex, Inc. - Class A........................  26,000      763,360
                                                             ------------
                                                               10,204,390
                                                             ------------
       Financials - Diversified - 3.5%
       CapitalSource, Inc.*(a)......................  57,000    1,235,760
       Charles Schwab Corp.......................... 110,000    1,302,400
       Eaton Vance Corp.............................  68,800    2,520,832
       Franklin Resources, Inc......................  10,000      520,600
       Investors Financial Services Corp.(a)........  34,000    1,305,940
       Legg Mason, Inc..............................  29,000    2,238,220
       Waddell & Reed Financial, Inc. - Class A..... 143,000    3,354,780
                                                             ------------
                                                               12,478,532
                                                             ------------
       Food & Drug Retailing - 4.0%
       Omnicare, Inc................................ 172,000    6,947,080
       Shoppers Drug Mart Corp.*....................  50,000    1,159,903
       Starbucks Corp.*.............................  58,000    1,917,480
       Whole Foods Market, Inc.*....................  60,000    4,027,800
                                                             ------------
                                                               14,052,263
                                                             ------------
       Health Care Equipment & Supplies - 0.8%
       Edwards Lifesciences Corp.*(a)...............  43,000    1,293,440
       Waters Corp.*................................  50,000    1,658,000
                                                             ------------
                                                                2,951,440
                                                             ------------
       Health Care Providers & Services - 6.0%
       Anthem, Inc.*................................  49,000    3,675,000
       DaVita, Inc.*................................  47,200    1,840,800
       Health Management Associates, Inc. - Class A. 145,000    3,480,000
       Laboratory Corporation of America
         Holdings*..................................  93,000    3,436,350
       Manor Care, Inc.............................. 123,000    4,252,110
       Universal Health Services, Inc. - Class B(a).  46,000    2,471,120
       WellChoice, Inc.*(a).........................  19,000      655,500
       WellPoint Health Networks, Inc.*.............  15,000    1,454,850
                                                             ------------
                                                               21,265,730
                                                             ------------
       Hotels, Restaurants & Leisure - 1.5%
       Cheesecake Factory, Inc.*(a).................  59,000    2,597,770
       Fairmont Hotels & Resorts, Inc............... 104,000    2,822,560
                                                             ------------
                                                                5,420,330
                                                             ------------
       Household Durables - 1.0%
       American Standard Cos., Inc.*................  35,000    3,524,500
                                                             ------------
       Industrial Conglomerates - 2.1%
       3Com Corp.*..................................  59,800      488,566
       ITT Industries, Inc..........................  44,000    3,265,240
       Roper Industries, Inc.(a)....................  76,000    3,743,760
                                                             ------------
                                                                7,497,566
                                                             ------------
       Insurance - 3.1%
       Axis Capital Holdings, Ltd.(a)...............  57,000    1,668,960
       Nationwide Financial Services, Inc. - Class A  37,000    1,223,220

                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


      --------------------------------------------------------------------
      Security                                                   Value
      Description                                     Shares    (Note 2)
      --------------------------------------------------------------------

      Insurance - continued
      Principal Financial Group, Inc.................  70,000 $  2,314,900
      Protective Life Corp...........................  58,000    1,962,720
      Radian Group, Inc..............................  39,000    1,901,250
      Willis Group Holdings, Ltd.(a).................  60,000    2,044,200
                                                              ------------
                                                                11,115,250
                                                              ------------
      Internet Software & Services - 0.5%
      Monster Worldwide, Inc.*.......................  84,000    1,844,640
                                                              ------------
      IT Consulting & Services - 2.7%
      Affiliated Computer Services, Inc. - Class A*..  41,000    2,232,860
      DST Systems, Inc.*(a).......................... 101,000    4,217,760
      Fiserv, Inc.*..................................  75,000    2,963,250
                                                              ------------
                                                                 9,413,870
                                                              ------------
      Leisure Equipment & Products - 1.0%
      Brunswick Corp................................. 108,000    3,437,640
                                                              ------------
      Media - 5.5%
      Cablevision Systems New York
        Group. - Class A*(a).........................  90,000    2,105,100
      Catalina Marketing Corp.*(a)................... 110,000    2,217,600
      Citadel Broadcasting Corp.*.................... 113,000    2,527,810
      Cox Radio, Inc. - Class A*.....................  91,000    2,295,930
      E.W. Scripps Co. - Class A.....................   9,000      847,260
      Entercom Communications Corp.*.................  23,000    1,218,080
      Lamar Advertising Co. - Class A*...............  77,000    2,873,640
      Rogers Communications, Inc. - Class B(a)....... 106,000    1,749,000
      Scholastic Corp.*(a)...........................  68,000    2,314,720
      XM Satellite Radio Holdings, Inc. - Class A*(a)  47,000    1,238,920
                                                              ------------
                                                                19,388,060
                                                              ------------
      Metals & Mining - 2.6%
      International Steel Group, Inc.*...............  47,000    1,830,650
      Newmont Mining Corp............................  69,000    3,354,090
      Nucor Corp.....................................  74,000    4,144,000
                                                              ------------
                                                                 9,328,740
                                                              ------------
      Oil & Gas - 7.2%
      BJ Services Co.*............................... 117,000    4,200,300
      Cooper Cameron Corp.*..........................  58,000    2,702,800
      Devon Energy Corp..............................  13,000      744,380
      Diamond Offshore Drilling, Inc.(a)............. 120,000    2,461,200
      EOG Resources, Inc.............................  82,000    3,785,940
      Murphy Oil Corp................................  53,000    3,461,430
      Smith International, Inc.*.....................  85,000    3,529,200
      Western Gas Resources, Inc.....................  39,000    1,842,750
      XTO Energy, Inc................................  92,000    2,603,600
                                                              ------------
                                                                25,331,600
                                                              ------------
      Personal Products - 0.5%
      Estee Lauder Cos., Inc. - Class A..............  44,000    1,727,440
                                                              ------------

        ---------------------------------------------------------------
        Security                                              Value
        Description                                Shares    (Note 2)
        ---------------------------------------------------------------

        Pharmaceuticals - 8.5%
        Abgenix, Inc.*(a).........................  60,000 $    747,600
        Alkermes, Inc.*(a)........................  69,000      931,500
        AmerisourceBergen Corp....................  55,600    3,121,940
        Amylin Pharmaceuticals, Inc.*(a)..........  49,000    1,088,780
        Andrx Corp.*..............................  78,000    1,875,120
        Barr Laboratories, Inc.*..................  29,000    2,231,550
        Cephalon, Inc.*(a)........................  48,000    2,323,680
        Gilead Sciences, Inc.*....................  54,000    3,139,560
        Human Genome Sciences, Inc.*..............  66,000      874,500
        ImClone Systems, Inc.*(a).................  29,000    1,150,140
        Invitrogen Corp.*.........................  11,000      770,000
        IVAX Corp.*............................... 130,000    3,104,400
        Medimmune, Inc.*.......................... 119,000    3,022,600
        Millennium Pharmaceuticals, Inc.*.........  56,000    1,045,520
        Neurocrine Biosciences, Inc.*.............  28,000    1,527,120
        Teva Pharmaceutical Industries, Ltd. (ADR)  40,000    2,268,400
        Vertex Pharmaceuticals, Inc.*(a)..........  82,000      838,860
                                                           ------------
                                                             30,061,270
                                                           ------------
        Retail - Multiline - 0.2%
        Fastenal Co.(a)...........................  15,000      749,100
                                                           ------------
        Retail - Specialty - 6.7%
        99 Cents Only Stores*(a)..................  27,000      735,210
        Best Buy Co., Inc.........................  58,000    3,029,920
        CDW Corp..................................  46,000    2,656,960
        Dollar Tree Stores, Inc.*.................  87,000    2,615,220
        Family Dollar Stores, Inc.................  73,000    2,619,240
        InterActive Corp.*........................  35,000    1,187,550
        O' Reilly Automotive, Inc.*(a)............  67,000    2,570,120
        PETsMART, Inc............................. 105,200    2,503,760
        Ross Stores, Inc.......................... 124,000    3,277,320
        Williams-Sonoma, Inc.*....................  75,000    2,607,750
                                                           ------------
                                                             23,803,050
                                                           ------------
        Semiconductor Equipment & Products - 4.6%
        AMIS Holdings Inc.*.......................  87,000    1,590,360
        ASML Holding N.V.*........................  93,000    1,864,650
        Integrated Circuit Systems, Inc.*.........  27,000      769,230
        Intersil Corp. - Class A.................. 120,000    2,982,000
        Microchip Technology, Inc................. 103,000    3,436,080
        Novellus Systems, Inc.*...................  53,000    2,228,650
        QLogic Corp.*.............................  27,000    1,393,200
        Semtech Corp.*(a).........................  83,000    1,886,590
                                                           ------------
                                                             16,150,760
                                                           ------------
        Software - 6.3%
        Adobe Systems, Inc........................  58,000    2,279,400
        Cadence Design Systems, Inc.*............. 156,000    2,804,880
        Intuit, Inc.*.............................  51,000    2,698,410
        Macromedia, Inc.*......................... 103,000    1,837,520
        Mercury Interactive Corp.*(a).............  43,000    2,091,520

                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - continued
December 31, 2003
(Percentage of Net Assets)


          ------------------------------------------------------------
          Security                                           Value
          Description                             Shares    (Note 2)
          ------------------------------------------------------------
          Software - continued
          Network Associates, Inc.*.............. 223,000 $  3,353,920
          Red Hat, Inc.*.........................  51,000      957,270
          Siebel Systems, Inc.*..................  85,000    1,178,950
          Sungard Data Systems, Inc.*............  58,000    1,607,180
          VeriSign, Inc.*........................ 208,000    3,390,400
                                                          ------------
                                                            22,199,450
                                                          ------------
          Telecommunication Services - Diversified - 2.3%
          Garmin, Ltd.(a)........................  37,000    2,015,760
          Harris Corp............................  94,000    3,567,300
          L-3 Communications Holdings, Inc.*(a)..  23,000    1,181,280
          NTL, Inc.*.............................  18,000    1,255,500
                                                          ------------
                                                             8,019,840
                                                          ------------
          Telecommunication Services - Wireless - 2.8%
          Crown Castle International Corp.*...... 162,000    1,786,860
          Nextel Communications, Inc. - Class A*. 135,000    3,788,100
          Nextel Partners, Inc. - Class A*(a).... 109,000    1,466,050
          Triton PCS Holdings, Inc. - Class A*...  65,000      362,700
          Western Wireless Corp. - Class A*(a)... 134,000    2,460,240
                                                          ------------
                                                             9,863,950
                                                          ------------
          Total Common Stocks (Cost $279,699,943)          332,131,674
                                                          ------------

      -------------------------------------------------------------------
      Security                                  Shares/Par     Value
      Description                                 Amount      (Note 2)
      -------------------------------------------------------------------

      Short-Term Investments - 19.1%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/31/03 at 0.05%
        to be repurchased at $28,000 on
        01/02/04 collateralized by $30,000
        FNMA 2.14% due 01/07/05 with a
        value of $30,315....................... $    28,000 $     28,000
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/31/03 at 0.10%
        to be repurchased at $1,216,007 on
        01/02/04 collateralized by $1,235,000
        FHLMC 1.20% due 08/06/04 with a
        value of $1,241,613....................   1,216,000    1,216,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).....................  36,824,938   36,824,938
      T. Rowe Price Government Reserve
        Investment Fund........................  29,541,164   29,541,164
                                                            ------------
      Total Short-Term Investments
      (Cost $67,610,102)                                      67,610,102
                                                            ------------

      TOTAL INVESTMENTS - 113.1%
      (Cost $347,310,045)                                    399,741,776

      Other Assets and Liabilities (net) - (13.1%)           (46,408,694)
                                                            ------------

      TOTAL NET ASSETS - 100.0%                             $353,333,082
                                                            ============

Portfolio Footnotes:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

FHLMC - Federal Home Loan Mortgage Corporation

                       See notes to financial statements

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2003


                                                                                                          Met/AIM
                                                                                                    Mid Cap Core Equity
                                                                                                         Portfolio
                                                                                                    -------------------
Assets
  Investments, at value (Note 2)*                                                                          $207,546,022
  Repurchase Agreements                                                                                      52,277,000
  Cash                                                                                                              283
  Cash denominated in foreign currencies**                                                                           --
  Receivable for investments sold                                                                                    --
  Receivable for Trust shares sold                                                                            1,342,546
  Dividends receivable                                                                                          144,866
  Interest receivable                                                                                             1,234
  Net variation margin on financial futures contracts (Note 7)                                                       --
  Open swap contracts at fair value (Note 10)                                                                        --
  Receivable from investment adviser (Note 3)                                                                        --
                                                                                                    -------------------
     Total assets                                                                                           261,311,951
                                                                                                    -------------------
Liabilities
  Payables for:
     Investments purchased                                                                                   11,840,080
     When-issued / delayed delivery investments (Note 2)                                                             --
     Trust shares redeemed                                                                                        4,523
     Net variation margin on financial futures contracts (Note 7)                                                    --
     Outstanding written options+                                                                                    --
     Distribution and services fees - Class B                                                                    41,908
     Distribution and services fees - Class E                                                                     2,378
     Collateral on securities on loan                                                                        13,165,834
     Investment advisory fee payable (Note 3)                                                                   162,532
     Administration fee payable                                                                                  13,071
     Custodian and accounting fees payable                                                                        8,040
  Accrued expenses                                                                                               23,842
                                                                                                    -------------------
     Total liabilities                                                                                       25,262,208
                                                                                                    -------------------
Net Assets                                                                                                 $236,049,743
                                                                                                    ===================
Net Assets Represented by:
  Paid in surplus                                                                                          $207,805,550
  Accumulated net realized gain (loss)                                                                         (375,850)
  Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap
     contracts and foreign currency                                                                          28,622,011
  Undistributed (distributions in excess of) net investment income                                               (1,968)
                                                                                                    -------------------
     Total                                                                                                 $236,049,743
                                                                                                    ===================
Net Assets
  Class A                                                                                                  $  4,464,032
                                                                                                    ===================
  Class B                                                                                                   211,805,311
                                                                                                    ===================
  Class E                                                                                                    19,780,400
                                                                                                    ===================
Capital Shares Outstanding
  Class A                                                                                                       362,141
                                                                                                    ===================
  Class B                                                                                                    17,228,218
                                                                                                    ===================
  Class E                                                                                                     1,605,958
                                                                                                    ===================
Net Asset Value and Offering Price Per Share
  Class A                                                                                                  $      12.33
                                                                                                    ===================
  Class B                                                                                                         12.29
                                                                                                    ===================
  Class E                                                                                                         12.32
                                                                                                    ===================

-------------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreements                                                      $178,924,011
**Cost of cash denominated in foreign currencies                                                                     --
+Cost of written options                                                                                             --

                                                                                                        Met/AIM
                                                                                                    Small Cap Growth
                                                                                                       Portfolio
                                                                                                    ----------------
Assets
  Investments, at value (Note 2)*                                                                       $249,139,732
  Repurchase Agreements                                                                                   25,825,000
  Cash                                                                                                           952
  Cash denominated in foreign currencies**                                                                        --
  Receivable for investments sold                                                                            166,547
  Receivable for Trust shares sold                                                                           853,028
  Dividends receivable                                                                                        17,079
  Interest receivable                                                                                            610
  Net variation margin on financial futures contracts (Note 7)                                                    --
  Open swap contracts at fair value (Note 10)                                                                     --
  Receivable from investment adviser (Note 3)                                                                     --
                                                                                                    ----------------
     Total assets                                                                                        276,002,948
                                                                                                    ----------------
Liabilities
  Payables for:
     Investments purchased                                                                                 5,192,785
     When-issued / delayed delivery investments (Note 2)                                                          --
     Trust shares redeemed                                                                                    73,756
     Net variation margin on financial futures contracts (Note 7)                                             23,800
     Outstanding written options+                                                                             15,870
     Distribution and services fees - Class B                                                                 40,798
     Distribution and services fees - Class E                                                                  1,061
     Collateral on securities on loan                                                                     49,188,898
     Investment advisory fee payable (Note 3)                                                                201,990
     Administration fee payable                                                                               12,563
     Custodian and accounting fees payable                                                                    14,632
  Accrued expenses                                                                                            31,616
                                                                                                    ----------------
     Total liabilities                                                                                    54,797,769
                                                                                                    ----------------
Net Assets                                                                                              $221,205,179
                                                                                                    ================
Net Assets Represented by:
  Paid in surplus                                                                                       $183,862,042
  Accumulated net realized gain (loss)                                                                    (1,576,505)
  Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap
     contracts and foreign currency                                                                       38,922,960
  Undistributed (distributions in excess of) net investment income                                            (3,318)
                                                                                                    ----------------
     Total                                                                                              $221,205,179
                                                                                                    ================
Net Assets
  Class A                                                                                               $  6,228,298
                                                                                                    ================
  Class B                                                                                                206,336,515
                                                                                                    ================
  Class E                                                                                                  8,640,366
                                                                                                    ================
Capital Shares Outstanding
  Class A                                                                                                    517,669
                                                                                                    ================
  Class B                                                                                                 17,244,856
                                                                                                    ================
  Class E                                                                                                    719,424
                                                                                                    ================
Net Asset Value and Offering Price Per Share
  Class A                                                                                               $      12.03
                                                                                                    ================
  Class B                                                                                                      11.97
                                                                                                    ================
  Class E                                                                                                      12.01
                                                                                                    ================

----------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreements                                                   $210,275,588
**Cost of cash denominated in foreign currencies                                                                  --
+Cost of written options                                                                                      32,033

                                                                                                    Harris Oakmartk
                                                                                                     International
                                                                                                       Portfolio
                                                                                                    ---------------
Assets
  Investments, at value (Note 2)*                                                                      $321,835,089
  Repurchase Agreements                                                                                  17,739,000
  Cash                                                                                                          847
  Cash denominated in foreign currencies**                                                                       21
  Receivable for investments sold                                                                                --
  Receivable for Trust shares sold                                                                        1,953,007
  Dividends receivable                                                                                      447,208
  Interest receivable                                                                                            74
  Net variation margin on financial futures contracts (Note 7)                                                   --
  Open swap contracts at fair value (Note 10)                                                                    --
  Receivable from investment adviser (Note 3)                                                                    --
                                                                                                    ---------------
     Total assets                                                                                       341,975,246
                                                                                                    ---------------
Liabilities
  Payables for:
     Investments purchased                                                                                2,249,434
     When-issued / delayed delivery investments (Note 2)                                                         --
     Trust shares redeemed                                                                                   93,541
     Net variation margin on financial futures contracts (Note 7)                                                --
     Outstanding written options+                                                                                --
     Distribution and services fees - Class B                                                                54,974
     Distribution and services fees - Class E                                                                 2,635
     Collateral on securities on loan                                                                    19,276,250
     Investment advisory fee payable (Note 3)                                                               245,161
     Administration fee payable                                                                              15,554
     Custodian and accounting fees payable                                                                   14,686
  Accrued expenses                                                                                           20,508
                                                                                                    ---------------
     Total liabilities                                                                                   21,972,743
                                                                                                    ---------------
Net Assets                                                                                             $320,002,503
                                                                                                    ===============
Net Assets Represented by:
  Paid in surplus                                                                                      $270,626,576
  Accumulated net realized gain (loss)                                                                      (36,664)
  Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap
     contracts and foreign currency                                                                      51,180,253
  Undistributed (distributions in excess of) net investment income                                       (1,767,662)
                                                                                                    ---------------
     Total                                                                                             $320,002,503
                                                                                                    ===============
Net Assets
  Class A                                                                                              $  8,350,749
                                                                                                    ===============
  Class B                                                                                               288,013,615
                                                                                                    ===============
  Class E                                                                                                23,638,139
                                                                                                    ===============
Capital Shares Outstanding
  Class A                                                                                                   702,614
                                                                                                    ===============
  Class B                                                                                                24,326,339
                                                                                                    ===============
  Class E                                                                                                 1,994,880
                                                                                                    ===============
Net Asset Value and Offering Price Per Share
  Class A                                                                                              $      11.89
                                                                                                    ===============
  Class B                                                                                                     11.84
                                                                                                    ===============
  Class E                                                                                                     11.85
                                                                                                    ===============

--------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreements                                                  $270,673,072
**Cost of cash denominated in foreign currencies                                                                 21
+Cost of written options                                                                                         --

                       See notes to financial statements

      Janus        J.P. Morgan   J.P. Morgan     Lord Abbett
Aggressive Growth  Quality Bond Select Equity  America's Value
    Portfolio       Portfolio     Portfolio       Portfolio
-----------------  ------------ -------------  ---------------
     $296,177,926  $251,170,755  $130,600,895       $8,602,288
        1,119,000            --     1,900,000          513,000
               52        25,298           747              730
               --            --            --               --
               --    24,580,744       242,533               --
          805,078        20,225           290           19,114
          146,601            --       155,886           14,182
                3     1,088,144            15           38,907
               --            --         3,625               --
               --        89,156            --               --
               --            --            --            1,940
-----------------  ------------ -------------  ---------------
      298,248,660   276,974,322   132,903,991        9,190,161
-----------------  ------------ -------------  ---------------
          824,634        70,264       273,788          200,809
               --    94,996,074            --               --
            5,693        34,531        63,879               --
               --        25,625            --               --
               --        16,816            --               --
           49,733        11,767         1,974            1,721
              504            --            --               --
       20,617,119     9,263,199            --               --
          184,337        83,219        68,103            4,475
           15,166        10,331         7,991              365
            4,444         9,341         5,567            4,054
           19,114        17,764        17,530            5,939
-----------------  ------------ -------------  ---------------
       21,720,744   104,538,931       438,832          217,363
-----------------  ------------ -------------  ---------------
     $276,527,916  $172,435,391  $132,465,159       $8,972,798
=================  ============ =============  ===============
     $250,267,737  $161,228,409  $161,285,807       $8,118,008
      (10,228,104)    2,786,170   (46,491,177)         (30,682)
       36,494,001     3,805,405    16,763,074          893,601
           (5,718)    4,615,407       907,455           (8,129)
-----------------  ------------ -------------  ---------------
     $276,527,916  $172,435,391  $132,465,159       $8,972,798
=================  ============ =============  ===============
     $ 19,894,846  $115,622,967  $122,878,531       $       --
=================  ============ =============  ===============
      252,564,185    56,812,424     9,586,628        8,972,798
=================  ============ =============  ===============
        4,068,885            --            --               --
=================  ============ =============  ===============
        2,830,143     9,755,805     9,749,873               --
=================  ============ =============  ===============
       36,151,783     4,822,157       764,473          760,468
=================  ============ =============  ===============
          582,085            --            --               --
=================  ============ =============  ===============
     $       7.03  $      11.85  $      12.60       $       --
=================  ============ =============  ===============
             6.99         11.78         12.54            11.80
=================  ============ =============  ===============
             6.99            --            --               --
=================  ============ =============  ===============

---------------------------------------------------------------
     $259,684,133  $247,509,399  $113,886,422       $7,708,687
               --            --            --               --
               --        39,375            --               --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2003


                                                 Lord Abbett       Lord Abbett         Lord Abbett
                                                Bond Debenture  Growth and Income  Growth Opportunities
                                                  Portfolio         Portfolio           Portfolio
                                                --------------  -----------------  --------------------
Assets
   Investments, at value (Note 2)*              $1,057,252,282     $2,244,136,393           $59,950,232
   Repurchase Agreements                            62,505,000        131,804,000               926,000
   Cash                                                  4,666                918                   562
   Cash denominated in foreign currencies**                 --                 --                    --
   Receivable for investments sold                          --          5,160,578             1,329,599
   Receivable for Trust shares sold                  2,563,988          2,835,593                 6,070
   Dividends receivable                                 45,938          2,777,763                16,190
   Interest receivable                              13,932,736                549                     1
   Open Swap Contracts at fair value (Note
     10)                                                    --                 --                    --
                                                --------------  -----------------  --------------------
     Total assets                                1,136,304,610      2,386,715,794            62,228,654
                                                --------------  -----------------  --------------------
Liabilities
   Payables for:
     Investments purchased                           4,978,444         24,444,219             1,610,611
     Trust shares redeemed                              38,741            176,611                13,361
     Outstanding written options+                           --                 --                    --
     Distribution and services fees - Class B          153,158            213,741                 5,683
     Distribution and services fees - Class E            2,657                 --                    --
     Collateral on securities on loan              114,790,967        111,948,956             5,288,145
     Investment advisory fee payable (Note 3)          531,573          1,012,022                56,149
     Administration fee payable                         50,714            109,515                 4,058
     Custodian and accounting fees payable              13,601             16,429                 4,776
   Accrued expenses                                     83,885             63,131                17,430
                                                --------------  -----------------  --------------------
     Total liabilities                             120,643,740        137,984,624             7,000,213
                                                --------------  -----------------  --------------------
Net Assets                                      $1,015,660,870     $2,248,731,170           $55,228,441
                                                ==============  =================  ====================
Net Assets Represented by:
   Paid in surplus                              $  946,549,028     $1,995,164,006           $53,181,032
   Accumulated net realized gain (loss)            (32,323,885)       (75,886,362)           (5,518,003)
   Unrealized appreciation (depreciation) on
     investments, futures contracts, options
     contracts, swap contracts and foreign
     currency                                       59,281,208        316,767,202             7,568,257
   Undistributed (distributions in excess
     of) net investment income                      42,154,519         12,686,324                (2,845)
                                                --------------  -----------------  --------------------
     Total                                      $1,015,660,870     $2,248,731,170           $55,228,441
                                                ==============  =================  ====================
Net Assets
   Class A                                      $  234,595,883     $1,167,692,011           $27,648,870
                                                ==============  =================  ====================
   Class B                                         758,236,747      1,081,039,159            27,579,571
                                                ==============  =================  ====================
   Class E                                          22,828,240                 --                    --
                                                ==============  =================  ====================
Capital Shares Outstanding
   Class A                                          19,483,208         47,841,392             2,991,030
                                                ==============  =================  ====================
   Class B                                          63,346,723         44,508,255             3,011,260
                                                ==============  =================  ====================
   Class E                                           1,902,823                 --                    --
                                                ==============  =================  ====================
Net Asset Value and Offering Price Per Share
   Class A                                      $        12.04     $        24.41           $      9.24
                                                ==============  =================  ====================
   Class B                                               11.97              24.29                  9.16
                                                ==============  =================  ====================
   Class E                                               12.00                 --                    --
                                                ==============  =================  ====================

--------------------------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase
  Agreements                                    $  997,971,076     $1,927,369,191           $52,381,975
**Cost of cash denominated in foreign
  currencies                                                --                 --                    --
+ Cost of written options                                   --                 --                    --

                       See notes to financial statements

                             Oppenheimer       PIMCO
 Lord Abbett  MFS Research     Capital       Inflation
Mid-Cap Value International  Appreciation  Protected Bond
  Portfolio     Portfolio     Portfolio      Portfolio
------------- -------------  ------------  --------------
 $188,853,291  $271,210,896  $541,655,574    $720,887,938
    7,978,000     8,564,000    54,127,000      28,576,000
          181           492           140             190
           --       329,126         4,907              --
      625,623     1,439,934       695,002              --
       54,162       739,752     2,470,776       1,705,511
      189,645       260,039       395,638              --
           33            36           226       1,004,870
           --            --            --          18,828
------------- -------------  ------------  --------------
  197,700,935   282,544,275   599,349,263     752,193,337
------------- -------------  ------------  --------------
      666,602     4,328,059    11,500,252     384,090,135
       14,484       114,629            --              --
           --            --            --         441,956
       20,272        36,816       108,402          73,121
           --           813            --              --
    6,105,625    17,607,807    36,144,381              --
      115,488       267,441       298,556         162,936
       10,536        14,609        25,727          17,669
        5,489        28,475         9,988           3,892
       17,790        25,595        22,029          13,307
------------- -------------  ------------  --------------
    6,956,286    22,424,244    48,109,335     384,803,016
------------- -------------  ------------  --------------
 $190,744,649  $260,120,031  $551,239,928    $367,390,321
============= =============  ============  ==============
 $153,872,362  $232,478,714  $484,931,738    $364,722,510
    2,669,972   (15,873,933)      703,666      (1,733,462)
   32,994,154    43,809,369    65,608,886       4,499,574
    1,208,161      (294,119)       (4,362)        (98,301)
------------- -------------  ------------  --------------
 $190,744,649  $260,120,031  $551,239,928    $367,390,321
============= =============  ============  ==============
 $ 90,753,172  $ 67,275,742  $    233,951    $  1,150,306
============= =============  ============  ==============
   99,991,477   185,960,037   551,005,977     366,240,015
============= =============  ============  ==============
           --     6,884,252            --              --
============= =============  ============  ==============
    5,097,742     6,859,905        28,096         111,760
============= =============  ============  ==============
    5,648,894    18,995,260    66,468,580      35,579,307
============= =============  ============  ==============
           --       702,510            --              --
============= =============  ============  ==============
 $      17.80  $       9.81  $       8.33    $      10.29
============= =============  ============  ==============
        17.70          9.79          8.29           10.29
============= =============  ============  ==============
           --          9.80            --              --
============= =============  ============  ==============

----------------------------------------------------------
 $155,859,137  $227,409,860  $476,046,519    $716,524,063
           --       325,724         4,864              --
           --            --            --         560,202


                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2003


                                                                                                       PIMCO         PIMCO
                                                                                                     Innovation   Money Market
                                                                                                     Portfolio     Portfolio
                                                                                                    ------------  ------------
Assets
  Investments, at value (Note 2)*                                                                   $144,761,241  $165,115,670
  Repurchase Agreements                                                                                3,081,000    12,060,000
  Cash                                                                                                       675           310
  Cash denominated in foreign currencies**                                                                    --            --
  Receivable for investments sold                                                                      1,002,314            --
  Receivable for Trust shares sold                                                                       761,968        30,134
  Dividends receivable                                                                                    10,122            --
  Interest receivable                                                                                          9       221,305
  Net variation margin on financial futures contracts (Note 6)                                                --            --
  Unrealized appreciation on forward currency contracts (Note 8)                                              --            --
                                                                                                    ------------  ------------
     Total assets                                                                                    149,617,329   177,427,419
                                                                                                    ------------  ------------
Liabilities
  Payables for:
     Investments purchased                                                                             3,141,095            --
     When-issued / delayed delivery investments (Note 2)                                                      --            --
     Trust shares redeemed                                                                               277,740     2,630,932
     Securities sold short, at value (proceeds $172,528,744) (Note 2)                                         --            --
     Open swap contracts at fair value (Note 10)                                                              --            --
     Unrealized depreciation on forward currency contracts (Note 8)                                           --            --
     Outstanding written options                                                                              --            --
     Distribution and services fees - Class B                                                             12,912        36,693
     Distribution and services fees - Class E                                                              1,825            --
     Collateral on securities on loan                                                                 18,487,875            --
     Interest payable swap position                                                                           --            --
     Investment advisory fee payable (Note 3)                                                            161,031        60,373
     Administration fee payable                                                                            8,449        11,550
     Custodian and accounting fees payable                                                                 9,957         4,806
  Accrued expenses                                                                                        24,282        17,217
                                                                                                    ------------  ------------
     Total liabilities                                                                                22,125,166     2,761,571
                                                                                                    ------------  ------------
Net Assets                                                                                          $127,492,163  $174,665,848
                                                                                                    ============  ============
Net Assets Represented by:
  Paid in surplus                                                                                   $122,344,623  $174,670,459
  Accumulated net realized gain (loss)                                                                (1,216,581)           --
  Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap
     contracts and foreign currency                                                                    6,369,136            --
  Undistributed (distributions in excess of) net investment income                                        (5,015)       (4,611)
                                                                                                    ------------  ------------
     Total                                                                                          $127,492,163  $174,665,848
                                                                                                    ============  ============
Net Assets
  Class A                                                                                           $ 47,206,087  $  5,253,823
                                                                                                    ============  ============
  Class B                                                                                             64,754,920   169,412,025
                                                                                                    ============  ============
  Class E                                                                                             15,531,156            --
                                                                                                    ============  ============
Capital Shares Outstanding
  Class A                                                                                              9,777,927     5,253,823
                                                                                                    ============  ============
  Class B                                                                                             13,511,798   169,419,583
                                                                                                    ============  ============
  Class E                                                                                              3,233,733            --
                                                                                                    ============  ============
Net Asset Value and Offering Price Per Share
  Class A                                                                                           $       4.83  $       1.00
                                                                                                    ============  ============
  Class B                                                                                                   4.79          1.00
                                                                                                    ============  ============
  Class E                                                                                                   4.80            --
                                                                                                    ============  ============

--------------------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreements                                               $138,392,105  $165,115,670
**Cost of cash denominated in foreign currencies                                                              --            --
+Cost of written options

                                                                                                        PIMCO
                                                                                                     Total Return
                                                                                                      Portfolio
                                                                                                    --------------
Assets
  Investments, at value (Note 2)*                                                                   $1,475,107,980
  Repurchase Agreements                                                                                 24,124,000
  Cash                                                                                                       7,436
  Cash denominated in foreign currencies**                                                               6,605,882
  Receivable for investments sold                                                                      200,574,896
  Receivable for Trust shares sold                                                                       6,957,566
  Dividends receivable                                                                                          --
  Interest receivable                                                                                    8,372,179
  Net variation margin on financial futures contracts (Note 6)                                             472,885
  Unrealized appreciation on forward currency contracts (Note 8)                                           589,824
                                                                                                    --------------
     Total assets                                                                                    1,722,812,648
                                                                                                    --------------
Liabilities
  Payables for:
     Investments purchased                                                                               7,839,690
     When-issued / delayed delivery investments (Note 2)                                                15,765,390
     Trust shares redeemed                                                                                 257,369
     Securities sold short, at value (proceeds $172,528,744) (Note 2)                                  174,541,551
     Open swap contracts at fair value (Note 10)                                                         4,775,767
     Unrealized depreciation on forward currency contracts (Note 8)                                             --
     Outstanding written options                                                                         3,948,413
     Distribution and services fees - Class B                                                              182,215
     Distribution and services fees - Class E                                                               14,690
     Collateral on securities on loan                                                                  306,667,514
     Interest payable swap position                                                                        608,535
     Investment advisory fee payable (Note 3)                                                              496,073
     Administration fee payable                                                                             62,278
     Custodian and accounting fees payable                                                                  27,761
  Accrued expenses                                                                                          40,068
                                                                                                    --------------
     Total liabilities                                                                                 515,227,314
                                                                                                    --------------
Net Assets                                                                                          $1,207,585,334
                                                                                                    ==============
Net Assets Represented by:
  Paid in surplus                                                                                   $1,163,700,064
  Accumulated net realized gain (loss)                                                                 (13,322,172)
  Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap
     contracts and foreign currency                                                                     12,175,545
  Undistributed (distributions in excess of) net investment income                                      45,031,897
                                                                                                    --------------
     Total                                                                                          $1,207,585,334
                                                                                                    ==============
Net Assets
  Class A                                                                                           $  194,509,932
                                                                                                    ==============
  Class B                                                                                              893,791,242
                                                                                                    ==============
  Class E                                                                                              119,284,160
                                                                                                    ==============
Capital Shares Outstanding
  Class A                                                                                               16,754,205
                                                                                                    ==============
  Class B                                                                                               77,453,916
                                                                                                    ==============
  Class E                                                                                               10,321,229
                                                                                                    ==============
Net Asset Value and Offering Price Per Share
  Class A                                                                                           $        11.61
                                                                                                    ==============
  Class B                                                                                                    11.54
                                                                                                    ==============
  Class E                                                                                                    11.56
                                                                                                    ==============

-------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreements                                               $1,468,644,318
**Cost of cash denominated in foreign currencies                                                         6,467,687
+Cost of written options                                                                                 5,679,905

                       See notes to financial statements

     Met/Putnam         Met/Putnam    Third Avenue    T.Rowe Price
Capital Opportunities    Research    Small Cap Value Mid-Cap Growth
      Portfolio         Portfolio       Portfolio      Portfolio
---------------------  ------------  --------------- --------------
         $ 55,936,700  $109,282,696     $320,232,870   $398,497,776
            1,715,000     3,775,000       44,512,000      1,244,000
                  118        85,837              695            881
                   --        98,748          608,039             --
              313,452     1,031,473          231,186        611,491
                   --       210,381        1,535,000      1,552,633
               28,200        89,747          323,920         91,687
                   29           104           93,534         22,921
                   --            --               --             --
                   --            --               --             --
---------------------  ------------  --------------- --------------
           57,993,499   114,573,986      367,537,244    402,021,389
---------------------  ------------  --------------- --------------
            1,034,336       487,137        5,407,570     11,472,986
                   --            --               --             --
               45,341        32,330               --         14,078
                   --            --               --             --
                   --            --               --             --
                   --        82,831               --             --
                   --            --               --             --
                  618        18,282           60,380         60,982
                   --            --               --          1,285
            3,819,930            --       47,765,819     36,824,938
                   --            --               --             --
               37,984        94,541          184,957        243,993
                4,029         6,765           15,037         18,355
               10,045         7,451            5,888         12,824
               16,811        14,938           17,820         38,866
---------------------  ------------  --------------- --------------
            4,969,094       744,275       53,457,471     48,688,307
---------------------  ------------  --------------- --------------
         $ 53,024,405  $113,829,711     $314,079,773   $353,333,082
=====================  ============  =============== ==============
         $ 59,072,405  $112,817,943     $259,857,374   $320,131,765
          (12,448,725)  (11,285,152)       2,056,880    (19,217,191)

            6,400,725    12,227,828       52,139,186     52,431,771
                   --        69,092           26,333        (13,263)
---------------------  ------------  --------------- --------------
         $ 53,024,405  $113,829,711     $314,079,773   $353,333,082
=====================  ============  =============== ==============
         $ 50,047,363  $ 22,983,640     $  6,162,664   $ 34,827,001
=====================  ============  =============== ==============
            2,977,042    90,846,071      307,917,109    307,683,941
=====================  ============  =============== ==============
                   --            --               --     10,822,140
=====================  ============  =============== ==============
            4,199,765     2,867,640          530,380      5,451,817
=====================  ============  =============== ==============
              251,419    11,397,509       26,528,195     48,525,129
=====================  ============  =============== ==============
                   --            --               --      1,701,812
=====================  ============  =============== ==============
         $      11.92  $       8.01     $      11.62   $       6.39
=====================  ============  =============== ==============
                11.84          7.97            11.61           6.34
=====================  ============  =============== ==============
                   --            --               --           6.36
=====================  ============  =============== ==============

--------------------------------------------------------------------
         $ 49,535,983  $ 96,971,586     $268,106,289   $346,066,045
                   --        98,166          599,525             --
                   --            --               --             --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2003



                                                                         Met/AIM            Met/AIM       Harris Oakmark
                                                                   Mid Cap Core Equity  Small Cap Growth  International
                                                                        Portfolio          Portfolio        Portfolio
                                                                   -------------------  ----------------  --------------
Investment Income:
   Dividends (1)                                                           $ 1,042,293       $   115,432     $ 1,954,693
   Interest (2)                                                                257,138           197,525          59,641
                                                                   -------------------  ----------------  --------------
       Total investment income                                               1,299,431           312,957       2,014,334
                                                                   -------------------  ----------------  --------------
Expenses:
   Investment advisory fee (Note 3)                                            884,138         1,076,516       1,058,799
   Deferred Expense Reimbursement (Note 3)                                      79,198                --         134,866
   Administration fees                                                          38,464            39,362          39,248
   Custody and accounting fees                                                  75,169           141,079         190,372
   Distribution fee - Class B                                                  258,654           268,433         278,693
   Distribution fee - Class E                                                   14,621             7,172          11,449
   Transfer agent fees                                                          24,960            25,035          25,013
   Audit                                                                        16,592            16,592          17,381
   Legal                                                                        20,050            20,050          13,495
   Trustee fees and expenses                                                     9,068             9,068           9,068
   Shareholder reporting                                                            --                --             963
   Insurance                                                                     1,919             2,577           1,054
   Organizational expense                                                           --                --              --
   Other                                                                           346               409             285
                                                                   -------------------  ----------------  --------------
       Total expenses                                                        1,423,179         1,606,293       1,780,686
       Less fees waived and expenses reimbursed by the
          adviser                                                                   --           (55,675)             --
       Less broker commission recapture                                        (44,923)          (19,079)        (22,061)
                                                                   -------------------  ----------------  --------------
   Net expenses                                                              1,378,256         1,531,539       1,758,625
                                                                   -------------------  ----------------  --------------
   Net investment income (loss)                                                (78,825)       (1,218,582)        255,709
                                                                   -------------------  ----------------  --------------
Net Realized and Unrealized Gain (Loss) on
Investments, Futures Contracts, Options Contracts,
Swap Contracts and Foreign Currency Related
Transactions
   Net realized gain (loss) on:
       Investments                                                           2,398,416           850,167       2,379,122
       Futures contracts                                                            --           281,150              --
       Options contracts                                                            --           117,196              --
       Swap contracts                                                               --                --              --
       Foreign currency related transactions                                        --                --         (19,950)
                                                                   -------------------  ----------------  --------------
          Net realized gain (loss) on investments,
              futures contracts, options contracts,
              swap contracts and foreign currency
              related transactions                                           2,398,416         1,248,513       2,359,172
                                                                   -------------------  ----------------  --------------
   Unrealized appreciation (depreciation) on
       investments, futures contracts, options
       contracts, swap contracts and foreign currency
              Beginning of period                                           (1,615,059)       (2,411,966)       (356,288)
              End of period                                                 28,622,011        38,922,960      51,180,253
                                                                   -------------------  ----------------  --------------
   Net change in unrealized appreciation
       (depreciation) on investments, futures
       contracts, options contracts, swap contracts
       and foreign currency                                                 30,237,070        41,334,926      51,536,541
                                                                   -------------------  ----------------  --------------
   Net realized and unrealized gain (loss) on
       investments, futures contracts, options
       contracts, swap contracts and foreign currency
       related transactions                                                 32,635,486        42,583,439      53,895,713
                                                                   -------------------  ----------------  --------------
Net Increase (Decrease) in Net Assets Resulting from
Operations                                                                 $32,556,661       $41,364,857     $54,151,422
                                                                   ===================  ================  ==============

-------------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                         $     2,142       $       596     $   226,185
(2)Interest income includes security lending income of:                         11,290            45,532          42,119
 *For the period 5/1/2003 (commencement of operations)
  through 12/31/2003

                       See notes to financial statements


      Janus        J.P. Morgan    J.P. Morgan     Lord Abbett
Aggressive Growth  Quality Bond  Select Equity  America's Value
    Portfolio       Portfolio      Portfolio      Portfolio*
-----------------  ------------  -------------  ---------------
      $   894,597   $        --   $  1,809,627       $   84,868
          186,771     5,660,541         10,815           71,100
-----------------  ------------  -------------  ---------------
        1,081,368     5,660,541      1,820,442          155,968
-----------------  ------------  -------------  ---------------
        1,101,773       888,500        738,931           20,896
            7,791         3,743             --               --
           42,747        49,428         35,871              733
           87,238       117,148         67,578           32,549
          317,874       109,985         19,579            8,037
            3,067            --             --               --
           19,556        14,426         13,935            4,155
           16,591        17,005         16,122           16,159
           19,047        21,146         20,050            9,227
            9,068         9,068          9,068            6,294
            6,460         6,654             --              224
            2,343         8,001          5,605               --
               --            --             --            9,403
              524         1,078            753            3,063
-----------------  ------------  -------------  ---------------
        1,634,079     1,246,182        927,492          110,740
               --            --             --          (76,985)
          (72,614)           --        (14,505)              --
-----------------  ------------  -------------  ---------------
        1,561,465     1,246,182        912,987           33,755
-----------------  ------------  -------------  ---------------
         (480,097)    4,414,359        907,455          122,213
-----------------  ------------  -------------  ---------------
        4,479,917     4,617,355     (2,130,283)          44,690
               --      (803,628)       459,831               --
               --           193             --               --
               --       274,419             --               --
               21           (49)            --               --
-----------------  ------------  -------------  ---------------
        4,479,938     4,088,920     (1,670,452)          44,690
-----------------  ------------  -------------  ---------------
       (2,127,921)    5,849,945    (18,755,107)              --
       36,494,001     3,805,405     16,763,074          893,601
-----------------  ------------  -------------  ---------------
       38,621,922    (2,044,540)    35,518,181          893,601
-----------------  ------------  -------------  ---------------
       43,101,860     2,043,750     33,847,729          938,291
-----------------  ------------  -------------  ---------------
      $42,621,763   $ 6,458,109   $ 34,755,184       $1,060,504
=================  ============  =============  ===============

----------------------------------------------------------------
      $    17,608   $        --   $      1,948       $       98
           14,253        25,551          1,190               --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2003



                                                                                        Lord Abbett       Lord Abbett
                                                                                       Bond Debenture  Growth and Income
                                                                                         Portfolio         Portfolio
                                                                                       --------------  -----------------
Investment Income:
    Dividends (1)                                                                        $  2,066,428      $  27,941,140
    Interest (2)                                                                           44,967,357            254,347
                                                                                       --------------  -----------------
       Total investment income                                                             47,033,785         28,195,487
                                                                                       --------------  -----------------
Expenses:
    Investment advisory fee (Note 3)                                                        3,971,116          9,092,357
    Deferred Expense Reimbursement (Note 3)                                                   276,111             96,442
    Administration fees                                                                       175,918            414,801
    Custody and accounting fees                                                               157,498            183,425
    Distribution fee - Class B                                                              1,081,004          1,553,903
    Distribution fee - Class E                                                                 15,050                 --
    Transfer agent fees                                                                        24,256             15,519
    Audit                                                                                      17,228             17,746
    Legal                                                                                      20,050             43,962
    Trustee fees and expenses                                                                   9,067              8,774
    Shareholder reporting                                                                          --             96,255
    Insurance                                                                                  20,574             60,888
    Organization expense                                                                           --                 --
    Other                                                                                       3,133              7,769
                                                                                       --------------  -----------------
       Total expenses                                                                       5,771,005         11,591,841
       Less fees waived and expenses reimbursed by the adviser                                     --                 --
       Less broker commission recapture                                                            --           (115,559)
                                                                                       --------------  -----------------
    Net expenses                                                                            5,771,005         11,476,282
                                                                                       --------------  -----------------
    Net investment income (loss)                                                           41,262,780         16,719,205
                                                                                       --------------  -----------------
Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts,
Options Contracts, Swap Contracts and Foreign Currency Related Transactions
    Net realized gain (loss) on:
    Investments                                                                             1,040,118        (19,337,483)
    Futures contracts                                                                              --                 --
    Options contracts                                                                              --                 --
    Foreign currency related transactions                                                          --                (96)
                                                                                       --------------  -----------------
           Net realized gain (loss) on investments, futures contracts, options
              contracts and foreign currency related transactions                           1,040,118        (19,337,579)
                                                                                       --------------  -----------------
    Unrealized appreciation (deprecitaion) on investments, futures contracts, options contracts, swap contracts and foreign currency
          Beginning of period                                                             (14,780,755)      (147,881,803)
          End of period                                                                    59,281,208        316,767,202
                                                                                       --------------  -----------------
    Net change in unrealized appreciation (depreciation) on investments, futures
       contracts, options contracts, swap contracts and foreign currency                   74,061,963        464,649,005
                                                                                       --------------  -----------------
    Net realized and unrealized gain (loss) on investments, futures contracts and
       foreign currency related transactions                                               75,102,081        445,311,426
                                                                                       --------------  -----------------
Net Increase (Decrease) in Net Assets Resulting from Operations                          $116,364,861      $ 462,030,631
                                                                                       ==============  =================

--------------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                       $         --      $      65,506
(2)Interest income includes security lending income of:                                       122,902             87,791
 *For the period 5/1/2003 (commencement of operations) through 12/31/2003

                                                                                           Lord Abbett
                                                                                       Growth Opportunities
                                                                                            Portfolio
                                                                                       --------------------
Investment Income:
    Dividends (1)                                                                               $   113,192
    Interest (2)                                                                                      8,955
                                                                                       --------------------
       Total investment income                                                                      122,147
                                                                                       --------------------
Expenses:
    Investment advisory fee (Note 3)                                                                269,004
    Deferred Expense Reimbursement (Note 3)                                                              --
    Administration fees                                                                              14,518
    Custody and accounting fees                                                                      50,817
    Distribution fee - Class B                                                                       51,949
    Distribution fee - Class E                                                                           --
    Transfer agent fees                                                                              14,415
    Audit                                                                                            17,368
    Legal                                                                                            30,862
    Trustee fees and expenses                                                                         8,772
    Shareholder reporting                                                                            13,766
    Insurance                                                                                         1,421
    Organization expense                                                                                 --
    Other                                                                                               194
                                                                                       --------------------
       Total expenses                                                                               473,086
       Less fees waived and expenses reimbursed by the adviser                                      (78,081)
       Less broker commission recapture                                                                  --
                                                                                       --------------------
    Net expenses                                                                                    395,005
                                                                                       --------------------
    Net investment income (loss)                                                                   (272,858)
                                                                                       --------------------
Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts,
Options Contracts, Swap Contracts and Foreign Currency Related Transactions
    Net realized gain (loss) on:
    Investments                                                                                   3,685,583
    Futures contracts                                                                                    --
    Options contracts                                                                                    --
    Foreign currency related transactions                                                                --
                                                                                       --------------------
           Net realized gain (loss) on investments, futures contracts, options
              contracts and foreign currency related transactions                                 3,685,583
                                                                                       --------------------
    Unrealized appreciation (deprecitaion) on investments, futures contracts, options contracts, swap contracts and foreign currency
          Beginning of period                                                                      (527,341)
          End of period                                                                           7,568,257
                                                                                       --------------------
    Net change in unrealized appreciation (depreciation) on investments, futures
       contracts, options contracts, swap contracts and foreign currency                          8,095,598
                                                                                       --------------------
    Net realized and unrealized gain (loss) on investments, futures contracts and
       foreign currency related transactions                                                     11,781,181
                                                                                       --------------------
Net Increase (Decrease) in Net Assets Resulting from Operations                                 $11,508,323
                                                                                       ====================

------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                              $     1,205
(2)Interest income includes security lending income of:                                               8,220
 *For the period 5/1/2003 (commencement of operations) through 12/31/2003

                       See notes to financial statements

                              Oppenheimer
 Lord Abbett   MFS Research     Capital     PIMCO Inflation
Mid-Cap Value  International  Appreciation  Protected Bond
  Portfolio      Portfolio     Portfolio      Portfolio*
-------------  -------------  ------------  ---------------
  $ 2,638,490    $ 2,857,372  $  2,651,089      $        --
       20,479         73,200        92,440        1,957,444
-------------  -------------  ------------  ---------------
    2,658,969      2,930,572     2,743,529        1,957,444
-------------  -------------  ------------  ---------------
    1,028,597      1,262,462     1,814,031          747,433
       24,528             --        70,030               --
       42,587         49,229        74,979           37,548
       59,178        366,506       113,320           37,482
      176,044        278,881       715,438          371,955
           --          5,913            --               --
       14,315         23,742        14,566            8,698
       16,130         20,193        16,591           16,424
       20,050         32,412        20,050           10,503
        9,068          8,772         9,068            6,294
           --         21,963        14,986           11,030
        5,735          5,052         5,873               --
           --             --            --            9,403
          789          2,054         1,022            3,271
-------------  -------------  ------------  ---------------
    1,397,021      2,077,179     2,869,954        1,260,041
           --        (82,173)           --               --
           --         (1,618)      (30,429)              --
-------------  -------------  ------------  ---------------
    1,397,021      1,993,388     2,839,525        1,260,041
-------------  -------------  ------------  ---------------
    1,261,948        937,184       (95,996)         697,403
-------------  -------------  ------------  ---------------
    3,153,035      7,604,643     3,248,833        5,388,542
           --             --            --          273,844
           --             --            --          (12,031)
           --         65,947          (294)             290
-------------  -------------  ------------  ---------------

    3,153,035      7,670,590     3,248,539        5,650,645
-------------  -------------  ------------  ---------------
     (269,251)      (587,719)  (12,242,074)              --
   32,994,154     43,809,369    65,608,886        4,499,574
-------------  -------------  ------------  ---------------
   33,263,405     44,397,088    77,850,960        4,499,574
-------------  -------------  ------------  ---------------
   36,416,440     52,067,678    81,099,499       10,150,219
-------------  -------------  ------------  ---------------
  $37,678,388    $53,004,862  $ 81,003,503      $10,847,622
=============  =============  ============  ===============

------------------------------------------------------------
  $     8,906    $   347,751  $     26,053      $        --
        9,538         58,047        31,652               --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2003


                                                                                          PIMCO        PIMCO         PIMCO
                                                                                        Innovation  Money Market  Total Return
                                                                                        Portfolio    Portfolio     Portfolio
                                                                                       -----------  ------------  ------------
Investment Income:
    Dividends (1)                                                                      $    66,115    $       --   $    14,276
    Interest (2)                                                                            32,146     2,097,239    23,584,039
                                                                                       -----------  ------------  ------------
       Total investment income                                                              98,261     2,097,239    23,598,315
                                                                                       -----------  ------------  ------------
Expenses:
    Investment advisory fee (Note 3)                                                       623,323       726,163     4,621,218
    Deferred Expense Reimbursement (Note 3)                                                     --            --       133,278
    Administration fees                                                                     26,008        51,710       245,163
    Custody and accounting fees                                                            108,979        53,279       254,831
    Distribution fee - Class B                                                              84,436       444,910     1,661,757
    Distribution fee - Class E                                                               8,947            --       109,336
    Transfer agent fees                                                                     22,784        14,822        24,676
    Audit                                                                                   16,591        16,134        13,559
    Legal                                                                                   20,050        20,050        20,050
    Trustee fees and expenses                                                                9,068         9,068         9,068
    Shareholder reporting                                                                       --        13,189        29,625
    Insurance                                                                                1,464         6,615        30,927
    Other                                                                                      143           188         4,683
                                                                                       -----------  ------------  ------------
       Total expenses                                                                      921,793     1,356,128     7,158,171
       Less fees waived and expenses reimbursed by the adviser                              (6,135)      (13,354)           --
       Less broker commission recapture                                                   (136,670)           --            --
                                                                                       -----------  ------------  ------------
    Net expenses                                                                           778,988     1,342,774     7,158,171
                                                                                       -----------  ------------  ------------
    Net investment income (loss)                                                          (680,727)      754,465    16,440,144
                                                                                       -----------  ------------  ------------
Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts,
Options Contracts, Swap Contracts and Foreign Currency Related Transactions
    Net realized gain (loss) on:
       Investments                                                                      19,832,646        12,497     5,886,715
       Futures contracts                                                                        --            --     8,740,012
       Options contracts                                                                        --            --     1,950,098
       Swap contracts                                                                           --            --     3,363,710
       Foreign currency related transactions                                                    --            --    (2,296,044)
                                                                                       -----------  ------------  ------------
           Net realized gain (loss) on investments, futures contracts, options contracts, swap contracts and foreign currency related
              transactions                                                              19,832,646        12,497    17,644,491
                                                                                       -----------  ------------  ------------
    Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency
          Beginning of year                                                             (1,188,577)           --     8,010,042
          End of year                                                                    6,369,136            --    12,175,545
                                                                                       -----------  ------------  ------------
    Net change in unrealized appreciation (depreciation) on investments, futures
       contracts and foreign currency                                                    7,557,713            --     4,165,503
                                                                                       -----------  ------------  ------------
    Net realized and unrealized gain (loss) on investments, futures contracts and
       foreign currency related transactions                                            27,390,359        12,497    21,809,994
                                                                                       -----------  ------------  ------------
Net Increase (Decrease) in Net Assets Resulting from Operations                        $26,709,632    $  766,962   $38,250,138
                                                                                       ===========  ============  ============

-------------------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                     $     7,032    $       --   $        --
(2)Interest income includes security lending income of:                                     23,676            --        42,118

                       See notes to financial statements

 Met/Putnam
   Capital      Met/Putnam   Third Avenue     T.Rowe Price
Opportunities    Research   Small Cap Value  Mid-Cap Growth
  Portfolio     Portfolio      Portfolio       Portfolio
-------------  -----------  ---------------  --------------
  $   628,397  $ 1,233,391      $ 2,255,289     $   688,241
       10,697       32,757           98,379         166,094
-------------  -----------  ---------------  --------------
      639,094    1,266,148        2,353,668         854,335
-------------  -----------  ---------------  --------------
      409,728      652,740        1,061,936       1,356,903
           --           --           72,372          36,100
       17,524       25,705           38,731          54,114
      107,040      100,906           70,120         134,533
        5,839      146,890          342,158         386,029
           --           --               --           7,705
       13,888       14,347           16,337          23,229
       16,130       12,456           15,596          16,590
       26,787       20,142           20,359          43,409
        9,068        9,068            9,068           9,068
           --        4,400            9,260              --
        2,310        2,629            1,810           3,747
          337          534            2,108             621
-------------  -----------  ---------------  --------------
      608,651      989,817        1,659,855       2,072,048
           --      (98,437)              --              --
         (722)     (25,486)              --        (119,043)
-------------  -----------  ---------------  --------------
      607,929      865,894        1,659,855       1,953,005
-------------  -----------  ---------------  --------------
       31,165      400,254          693,813      (1,098,670)
-------------  -----------  ---------------  --------------

    2,391,842    3,455,081        3,915,671       7,978,192
           --           --               --              --
           --        4,035               --              --
           --           --               --              --
           21           --           (4,200)              2
-------------  -----------  ---------------  --------------

    2,391,863    3,459,116        3,911,471       7,978,194
-------------  -----------  ---------------  --------------

   (3,404,243)  (3,313,695)        (871,905)       (502,097)
    6,400,725   12,227,828       52,139,186      52,431,771
-------------  -----------  ---------------  --------------

    9,804,968   15,541,523       53,011,091      52,933,868
-------------  -----------  ---------------  --------------

   12,196,831   19,000,639       56,922,562      60,912,062
-------------  -----------  ---------------  --------------
  $12,227,996  $19,400,893      $57,616,375     $59,813,392
=============  ===========  ===============  ==============

------------------------------------------------------------
  $       766  $    12,765      $    76,402     $     8,131
        9,841        2,101           31,705          23,205

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

December 31, 2003


                                                         Met/AIM                           Met/AIM
                                                Mid Cap Core Equity Portfolio     Small Cap Growth Portfolio
                                                ----------------------------      -------------------------
                                                 Year Ended      Year Ended        Year Ended    Year Ended
                                                December 31,    December 31,      December 31,  December 31,
                                                    2003            2002              2003          2002
                                                ------------------------------    --------------------------
Increase (Decrease) in Net Assets:
Operations:
   Net investment income (loss)                 $    (78,825)   $     8,530       $ (1,218,582) $  (210,347)
   Net realized gain (loss) on investments,
       futures contracts, options contracts,
       and foreign currency related
       transactions                                2,398,416       (861,783)         1,248,513   (2,799,929)
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts, options contracts
       and foreign currency related
       transactions                               30,237,070     (1,929,523)        41,334,926   (3,453,867)
                                                 ------------   -----------   -   ------------  -----------
   Net increase (decrease) in net assets
       resulting from operations                  32,556,661     (2,782,776)        41,364,857   (6,464,143)
                                                 ------------   -----------   -   ------------  -----------
Distributions to Shareholders:
   From net investment income
     Class A                                          (3,323)        (2,106)                --           --
     Class B                                              --         (3,343)                --           --
     Class E                                             (38)        (1,545)                --           --
   From net realized gains
     Class A                                         (35,056)        (2,977)                --           --
     Class B                                      (1,640,022)       (22,834)                --           --
     Class E                                        (154,430)        (2,901)                --           --
                                                 ------------   -----------   -   ------------  -----------
   Net decrease in net assets resulting from
       distributions                              (1,832,869)       (35,706)                --           --
                                                 ------------   -----------   -   ------------  -----------
Capital Share Transactions (Notes 4 and 12):
   Proceeds from shares sold
     Class A                                       3,035,428      4,799,244          5,571,606    8,589,891
     Class B                                     154,746,959     35,583,517        134,139,727   51,005,960
     Class E                                      13,507,687      5,664,509          9,321,197    4,950,300
   Net asset value of shares issued through
       acquisition
     Class A                                              --             --                 --           --
     Class B                                              --             --                 --           --
     Class E                                              --             --                 --           --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                          38,379          5,083                 --           --
     Class B                                       1,640,022         26,177                 --           --
     Class E                                         154,467          4,446                 --           --
   Cost of shares repurchased
     Class A                                      (3,929,539)       (22,738)        (8,690,614)    (386,771)
     Class B                                      (4,591,756)    (5,334,843)       (11,975,712)  (6,714,613)
     Class E                                        (574,008)    (1,141,608)        (4,130,987)  (3,009,728)
                                                 ------------   -----------   -   ------------  -----------
   Net increase (decrease) in net assets
       from capital share transactions           164,027,639     39,583,787        124,235,217   54,435,039
                                                 ------------   -----------   -   ------------  -----------
Total increase (decrease) in net assets          194,751,431     36,765,305        165,600,074   47,970,896
   Net assets at beginning of year                41,298,312      4,533,007         55,605,105    7,634,209
                                                 ------------   -----------   -   ------------  -----------
   Net assets at end of year                    $236,049,743    $41,298,312       $221,205,179  $55,605,105
                                                 ============   ===========   =   ============  ===========
   Net assets at end of year includes
       undistributed (distributions
       in excess of) net investment income      $     (1,968)   $       690       $     (3,318) $    (4,516)
                                                 ============   ===========   =   ============  ===========

                       See notes to financial statements

      Harris Oakmark                 Janus Aggressive
  International Portfolio            Growth Portfolio
---------------------------     --------------------------
 Year Ended    Year Ended        Year Ended    Year Ended
December 31,    December        December 31,    December
    2003        31, 2002            2003        31, 2002
----------------------------    --------------------------
$    255,709  $     33,994      $   (480,097) $   (43,965)

   2,359,172    (1,073,891)        4,479,938   (5,581,054)

  51,536,541      (865,769)       38,621,922   (2,849,034)
------------  ------------  -   ------------  -----------
  54,151,422    (1,905,666)       42,621,763   (8,474,053)
------------  ------------      ------------  -----------
     (72,010)       (7,005)               --       (1,654)
  (2,219,746)      (16,750)               --       (2,181)
    (191,391)       (1,956)               --           --
     (20,578)           --                --           --
    (713,780)           --                --           --
     (57,951)           --                --           --
------------  ------------      ------------  -----------
  (3,275,456)      (25,711)               --       (3,835)
------------  ------------      ------------  -----------
   8,155,873     5,531,115         3,893,275    3,639,904
 228,384,565    23,682,117       165,915,346   43,918,089
  26,534,559     2,186,933         1,904,656           --
          --            --        13,480,356           --
          --            --         6,029,324           --
          --            --         1,825,954           --
      92,588         7,005                --        1,654
   2,933,526        16,750                --        2,181
     249,342         1,955                --           --
  (6,437,137)       (9,159)       (4,356,693)        (446)
  (7,138,795)  (10,459,097)       (3,885,240)  (4,745,659)
  (7,824,450)     (600,188)         (453,848)          --
------------  ------------      ------------  -----------
 244,950,071    20,357,431       184,353,130   42,815,723
------------  ------------      ------------  -----------
 295,826,037    18,426,054       226,974,893   34,337,835
  24,176,466     5,750,412        49,553,023   15,215,188
------------  ------------      ------------  -----------
$320,002,503  $ 24,176,466      $276,527,916  $49,553,023
============  ============      ============  ===========

$ (1,767,662) $    (13,964)     $     (5,718) $    (6,269)
============  ============      ============  ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS



                                                          J.P. Morgan
                                                    Quality Bond Portfolio
                                                  --------------------------
                                                   Year Ended    Year Ended
                                                  December 31,  December 31,
                                                      2003          2002
                                                  ---------------------------
  Increase (Decrease) in Net Assets:
  Operations:
     Net investment income (loss)                 $  4,414,359  $  6,574,637
     Net realized gain (loss) on investments,
         futures contracts, options contracts,
         swap contracts and foreign currency
         related transactions                        4,088,290     1,372,512
     Net change in unrealized appreciation
         (depreciation) on investments,
         futures contracts, options contracts,
         swap contracts and foreign currency
         related transactions                       (2,044,540)    4,806,194
                                                  ------------  ------------
     Net increase (decrease) in net assets
         resulting from operations                   6,458,109    12,753,343
                                                  ------------  ------------
  Distributions to Shareholders:
     From net investment income
       Class A                                      (4,650,537)   (6,076,884)
       Class B                                      (2,210,520)   (1,352,065)
       Class E                                              --            --
     From net realized gains
       Class A                                              --            --
       Class B                                              --            --
       Class E                                              --            --
                                                  ------------  ------------
     Net decrease in net assets resulting from
         distributions                              (6,861,057)   (7,428,949)
                                                  ------------  ------------
  Capital Share Transactions (Note 4):
     Proceeds from shares sold
       Class A                                       4,996,780    17,927,918
       Class B                                      26,658,651    23,002,987
       Class E                                              --            --
     Net asset value of shares issued through
         dividend reinvestment
       Class A                                       4,650,537     6,076,884
       Class B                                       2,210,520     1,352,065
       Class E                                              --            --
     Cost of shares repurchased
       Class A                                     (29,129,302)  (20,179,414)
       Class B                                      (2,323,295)   (1,021,541)
       Class E                                              --            --
                                                  ------------  ------------
     Net increase (decrease) in net assets
         from capital share transactions             7,063,891    27,158,899
                                                  ------------  ------------
  Total increase (decrease) in net assets            6,660,943    32,483,293
     Net assets at beginning of year               165,774,448   133,291,155
                                                  ------------  ------------
     Net assets at end of year                    $172,435,391  $165,774,448
                                                  ============  ============
     Net assets at end of year includes
         undistributed (distributions in
         excess of) net investment income         $  4,615,407  $  6,861,054
                                                  ============  ============

* For the period 5/1/2003 (commencement of operations) through 12/31/2003

                       See notes to financial statements

                                Lord Abbett
        J.P. Morgan           America's Value
  Select Equity Portfolio        Portfolio
--------------------------    ---------------
 Year Ended    Year Ended      Period Ended
December 31,  December 31,     December 31,
    2003          2002             2003*
----------------------------  ----------------
$    907,455  $    695,769         $  122,213
  (1,670,452)  (26,816,498)            44,690
  35,518,181   (21,737,899)           893,601
------------  ------------         ----------
  34,755,184   (47,858,628)         1,060,504
------------  ------------         ----------
    (660,335)     (838,826)          (137,103)
     (35,437)      (48,274)                --
          --            --                 --
          --            --            (70,479)
          --            --                 --
          --            --                 --
------------  ------------         ----------
    (695,772)     (887,100)          (207,582)
------------  ------------         ----------
     222,343       314,806                 --
     978,050     3,781,031          8,075,711
          --            --                 --
     660,335       838,826                 --
      35,437        48,274            207,583
          --            --                 --
 (18,691,034)  (35,131,452)                --
    (498,791)     (323,149)          (163,418)
          --            --                 --
------------  ------------         ----------
 (17,293,660)  (30,471,664)         8,119,876
------------  ------------         ----------
  16,765,752   (79,217,392)         8,972,798
 115,699,407   194,916,799                 --
------------  ------------         ----------
$132,465,159  $115,699,407         $8,972,798
============  ============         ==========
$    907,455  $    695,772         $   (8,129)
============  ============         ==========

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS



                                                                                        Lord Abbett
                                                                                 Bond Debenture Portfolio
                                                                               ----------------------------
                                                                                 Year Ended     Year Ended
                                                                                December 31,   December 31,
                                                                                    2003           2002
                                                                               ------------------------------
Increase (Decrease) in Net Assets:
Operations:
    Net investment income (loss)                                               $   41,262,780  $ 20,366,107
    Net realized gain (loss) on investments and foreign currency related
       transactions                                                                 1,040,118   (16,283,551)
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency                                                            74,061,963    (6,270,922)
                                                                               --------------  ------------
    Net increase (decrease) in net assets resulting from operations               116,364,861    (2,188,366)
                                                                               --------------  ------------
Distributions to Shareholders:
    From net investment income
     Class A                                                                       (3,790,704)  (12,896,402)
     Class B                                                                      (11,830,812)   (5,165,839)
     Class E                                                                         (350,671)         (848)
    From net realized gains
     Class A                                                                               --            --
     Class B                                                                               --            --
     Class E                                                                               --            --
                                                                               --------------  ------------
    Net decrease in net assets resulting from distributions                       (15,972,187)  (18,063,089)
                                                                               --------------  ------------
Capital Share Transactions (Notes 4 and 12):
    Proceeds from shares sold
     Class A                                                                       27,516,248    13,069,643
     Class B                                                                      517,289,685   181,396,382
     Class E                                                                       23,507,252     2,178,240
    Net asset value of shares issued through acquisition
     Class A                                                                               --    70,161,352
     Class B                                                                               --            --
     Class E                                                                               --       344,984
    Net asset value of shares issued through dividend reinvestment
     Class A                                                                        3,790,704    12,896,402
     Class B                                                                       11,830,813     5,165,839
     Class E                                                                          350,671           848
    Cost of shares repurchased
     Class A                                                                      (33,993,683)  (29,457,532)
     Class B                                                                      (32,180,605)  (19,361,164)
     Class E                                                                       (4,912,701)      (77,370)
                                                                               --------------  ------------
    Net increase (decrease) in net assets from capital share transactions         513,198,384   236,317,624
                                                                               --------------  ------------
Total increase (decrease) in net assets                                           613,591,058   216,066,169
    Net assets at beginning of year                                               402,069,812   186,003,643
                                                                               --------------  ------------
    Net assets at end of year                                                  $1,015,660,870  $402,069,812
                                                                               ==============  ============
    Net assets at end of year includes undistributed (distributions in excess
       of) net investment income                                               $   42,154,519  $ 15,707,655
                                                                               ==============  ============

                                                                                         Lord Abbett
                                                                                 Growth and Income Portfolio
                                                                               ------------------------------
                                                                                 Year Ended      Year Ended
                                                                                December 31,    December 31,
                                                                                    2003            2002
                                                                               -------------------------------
Increase (Decrease) in Net Assets:
Operations:
    Net investment income (loss)                                               $   16,719,205  $   11,486,892
    Net realized gain (loss) on investments and foreign currency related
       transactions                                                               (19,337,579)    (14,613,963)
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency                                                           464,649,005    (249,388,123)
                                                                               --------------  --------------
    Net increase (decrease) in net assets resulting from operations               462,030,631    (252,515,194)
                                                                               --------------  --------------
Distributions to Shareholders:
    From net investment income
     Class A                                                                      (10,764,233)     (9,220,759)
     Class B                                                                       (4,755,429)     (3,339,466)
     Class E                                                                               --              --
    From net realized gains
     Class A                                                                               --     (65,695,101)
     Class B                                                                               --     (24,220,593)
     Class E                                                                               --              --
                                                                               --------------  --------------
    Net decrease in net assets resulting from distributions                       (15,519,662)   (102,475,919)
                                                                               --------------  --------------
Capital Share Transactions (Notes 4 and 12):
    Proceeds from shares sold
     Class A                                                                      120,935,065      14,435,120
     Class B                                                                      554,777,532     282,039,942
     Class E                                                                               --              --
    Net asset value of shares issued through acquisition
     Class A                                                                       10,764,233              --
     Class B                                                                        4,755,429              --
     Class E                                                                               --              --
    Net asset value of shares issued through dividend reinvestment
     Class A                                                                       10,764,233      74,915,859
     Class B                                                                        4,755,429      27,560,060
     Class E                                                                               --              --
    Cost of shares repurchased
     Class A                                                                     (123,176,231)   (118,653,993)
     Class B                                                                       (8,900,035)     (1,963,920)
     Class E                                                                               --              --
                                                                               --------------  --------------
    Net increase (decrease) in net assets from capital share transactions         574,675,655     278,333,068
                                                                               --------------  --------------
Total increase (decrease) in net assets                                         1,021,186,624     (76,658,045)
    Net assets at beginning of year                                             1,227,544,546   1,304,202,591
                                                                               --------------  --------------
    Net assets at end of year                                                  $2,248,731,170  $1,227,544,546
                                                                               ==============  ==============
    Net assets at end of year includes undistributed (distributions in excess
       of) net investment income                                               $   12,686,324  $   11,486,877
                                                                               ==============  ==============

                       See notes to financial statements

       Lord Abbett                       Lord Abbett
Growth Opportunities Portfolio     Mid-Cap Value Portfolio
-----------------------------    --------------------------
 Year Ended      Year Ended       Year Ended    Year Ended
December 31,    December 31,     December 31,  December 31,
    2003            2002             2003          2002
-------------------------------  ---------------------------
$  (272,858)    $  (103,078)     $  1,261,948  $  1,067,587

  3,685,583      (2,844,545)        3,153,035     2,318,850

  8,095,598        (965,565)       33,263,405   (14,810,053)
-----------     -----------      ------------  ------------
 11,508,323      (3,913,188)       37,678,388   (11,423,616)
-----------     -----------      ------------  ------------
         --              --          (539,103)     (359,053)
         --              --          (505,069)     (235,825)
         --              --                --            --
         --              --        (1,323,324)   (2,989,513)
         --              --        (1,451,505)   (2,056,058)
         --              --                --            --
-----------     -----------      ------------  ------------
         --              --        (3,819,001)   (5,640,449)
-----------     -----------      ------------  ------------
  2,360,678       4,194,420         5,212,528    13,630,605
  4,309,011      11,057,301        30,035,072    38,576,058
         --              --                --            --
 21,444,194              --                --            --
  3,877,765              --                --            --
         --              --                --            --
         --              --         1,862,427     3,348,566
         --              --         1,956,574     2,291,883
         --              --                --            --
 (4,075,868)       (332,637)       (7,190,245)   (6,869,076)
 (1,667,438)     (2,830,269)         (665,205)     (228,084)
         --              --                --            --
-----------     -----------      ------------  ------------
 26,248,342      12,088,815        31,211,151    50,749,952
-----------     -----------      ------------  ------------
 37,756,665       8,175,627        65,070,538    33,685,887
 17,471,776       9,296,149       125,674,111    91,988,224
-----------     -----------      ------------  ------------
$55,228,441     $17,471,776      $190,744,649  $125,674,111
===========     ===========      ============  ============

$    (2,845)    $    (4,196)     $  1,208,161  $  1,044,170
===========     ===========      ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS



                                                                                     MFS Research
                                                                                International Portfolio
                                                                              --------------------------
                                                                               Year Ended    Year Ended
                                                                              December 31,  December 31,
                                                                                  2003          2002
                                                                              ---------------------------
Increase (Decrease) in Net Assets:
Operations:
   Net investment income (loss)                                               $    937,184  $    164,036
   Net realized gain (loss) on investments, futures contracts, options
       contracts, and foreign currency related transactions                      7,670,590    (3,355,546)
   Net change in unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign
       currency related transactions                                            44,397,088      (966,367)
                                                                              ------------  ------------
   Net increase (decrease) in net assets resulting from operations              53,004,862    (4,157,877)
                                                                              ------------  ------------
Distributions to Shareholders:
   From net investment income
     Class A                                                                      (334,144)      (15,462)
     Class B                                                                    (1,026,225)      (77,895)
     Class E                                                                       (37,867)       (2,696)
   From net realized gains
     Class A                                                                            --            --
     Class B                                                                            --            --
     Class E                                                                            --            --
                                                                              ------------  ------------
   Net decrease in net assets resulting from distributions                      (1,398,236)      (96,053)
                                                                              ------------  ------------
Capital Share Transactions (Notes 4 and 12):
   Proceeds from shares sold
     Class A                                                                     6,925,398    15,763,526
     Class B                                                                   122,539,079    75,017,918
     Class E                                                                     4,144,092     1,963,234
   Net asset value of shares issued through acquisition
     Class A                                                                    49,225,451            --
     Class B                                                                     1,499,021            --
     Class E                                                                            --            --
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                       334,144        15,462
     Class B                                                                     1,026,225        77,895
     Class E                                                                        37,867         2,696
   Cost of shares repurchased
     Class A                                                                   (11,306,194)   (9,229,291)
     Class B                                                                   (43,701,146)  (19,440,587)
     Class E                                                                      (478,727)     (124,323)
                                                                              ------------  ------------
   Net increase (decrease) in net assets from capital share transactions       130,245,210    64,046,530
                                                                              ------------  ------------
Total increase (decrease) in net assets                                        181,851,836    59,792,600
   Net assets at beginning of year                                              78,268,195    18,475,595
                                                                              ------------  ------------
   Net assets at end of year                                                  $260,120,031  $ 78,268,195
                                                                              ============  ============
   Net assets at end of year includes undistributed (distributions in
       excess of) net investment income                                       $   (294,119) $     14,274
                                                                              ============  ============

* For the period 5/1/2003 (commencement of operations) through 12/31/2003

                       See notes to financial statements

                                        PIMCO
        Oppenheimer              Inflation Protected
Capital Appreciation Portfolio     Bond Portfolio
-----------------------------    -------------------
 Year Ended      Year Ended         Period Ended
December 31,    December 31,        December 31,
    2003            2002                2003*
-------------------------------  -------------------
$    (95,996)   $     (8,402)       $    697,403
   3,248,539      (2,166,283)          5,650,645
  77,850,960     (12,129,452)          4,499,574
 ------------   ------------        ------------
  81,003,503     (14,304,137)         10,847,622
 ------------   ------------        ------------
          --            (351)             (4,745)
          --          (4,242)         (1,085,411)
          --              --                  --
          --              --             (23,013)
          --              --          (7,066,642)
          --              --                  --
 ------------   ------------        ------------
          --          (4,593)         (8,179,811)
 ------------   ------------        ------------
     196,009       2,414,227           1,095,308
 348,213,281     113,740,604         367,720,499
          --              --                  --
          --              --                  --
          --              --                  --
          --              --                  --
          --             351              27,758
          --           4,242           8,152,053
          --              --                  --
    (673,058)     (1,500,314)             (1,021)
    (591,691)     (4,200,145)        (12,272,087)
          --              --                  --
 ------------   ------------        ------------
 347,144,541     110,458,965         364,722,510
 ------------   ------------        ------------
 428,148,044      96,150,235         367,390,321
 123,091,884      26,941,649                  --
 ------------   ------------        ------------
$551,239,928    $123,091,884        $367,390,321
 ============   ============        ============
$     (4,362)   $     (6,675)       $    (98,301)
 ============   ============        ============


                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS



                                                                          PIMCO
                                                                  Innovation Portfolio
                                                               --------------------------
                                                                Year Ended    Year Ended
                                                               December 31,  December 31,
                                                                   2003          2002
                                                               ---------------------------
Increase (Decrease) in Net Assets:
Operations:
   Net investment income (loss)                                $   (680,727) $   (277,461)
   Net realized gain (loss) on investments, futures
       contracts options contracts, swap contracts and
       foreign currency related transactions                     19,832,646   (19,688,462)
   Net change in unrealized appreciation (depreciation) on
       investments, futures contracts, options
       contracts, swap contracts and foreign currency             7,557,713      (850,951)
                                                               ------------  ------------
   Net increase (decrease) in net assets resulting from
       operations                                                26,709,632   (20,816,874)
                                                               ------------  ------------
Distributions to Shareholders:
   From net investment income
     Class A                                                             --            --
     Class B                                                             --            --
     Class E                                                             --            --
   From net realized gains
     Class A                                                             --            --
     Class B                                                             --            --
     Class E                                                             --            --
                                                               ------------  ------------
   Net decrease in net assets resulting from distributions               --            --
                                                               ------------  ------------
Capital Share Transactions (Note 4):
   Proceeds from shares sold
     Class A                                                     47,831,642    37,581,364
     Class B                                                     45,140,135    18,116,225
     Class E                                                     13,812,222     1,547,548
   Net asset value of shares issued through dividend
       reinvestment
     Class A                                                             --            --
     Class B                                                             --            --
     Class E                                                             --            --
   Cost of shares repurchased
     Class A                                                    (23,728,230)  (28,314,925)
     Class B                                                     (9,838,939)   (4,283,264)
     Class E                                                     (1,802,449)     (114,277)
                                                               ------------  ------------
   Net increase (decrease) in net assets from capital share
       transactions                                              71,414,381    24,532,671
                                                               ------------  ------------
Total increase (decrease) in net assets                          98,124,013     3,715,797
   Net assets at beginning of year                               29,368,150    25,652,353
                                                               ------------  ------------
   Net assets at end of year                                   $127,492,163  $ 29,368,150
                                                               ============  ============
   Net assets at end of year includes undistributed
       (distributions in excess of) net investment income      $     (5,015) $     (7,398)
                                                               ============  ============

                       See notes to financial statements

           PIMCO                           PIMCO
   Money Market Portfolio         Total Return Portfolio
----------------------------   -----------------------------
  Year Ended    Year Ended       Year Ended     Year Ended
 December 31,  December 31,     December 31,   December 31,
     2003          2002             2003           2002
-----------------------------  -----------------------------
$     754,465  $    737,775    $   16,440,144  $  8,667,604

       12,497         8,897        17,644,491    13,317,257

           --            --         4,165,503     7,466,102
-------------  ------------    --------------  ------------
      766,962       746,672        38,250,138    29,450,963
-------------  ------------    --------------  ------------
      (22,039)       (6,052)       (2,208,989)           --
     (744,923)     (740,620)       (9,374,791)           --
           --            --        (1,300,818)           --
           --            --        (1,814,197)           --
           --            --        (8,082,307)           --
           --            --        (1,079,008)           --
-------------  ------------    --------------  ------------
     (766,962)     (746,672)      (23,860,110)           --
-------------  ------------    --------------  ------------
   16,078,401     4,755,921        66,737,321   105,065,578
  221,367,123   176,836,037       578,544,219   376,072,673
           --            --        95,455,841    28,769,037
       26,703         6,052         4,023,186            --
      744,955       740,620        17,457,098            --
           --            --         2,379,826            --
  (10,856,104)   (4,757,150)      (35,211,581)  (18,937,372)
 (181,235,075)  (75,592,383)     (140,037,920)  (13,222,572)
           --            --        (8,065,787)     (627,735)
-------------  ------------    --------------  ------------
   46,126,003   101,989,097       581,282,203   477,119,609
-------------  ------------    --------------  ------------
   46,126,003   101,989,097       595,672,231   506,570,572
  128,539,845    26,550,748       611,913,103   105,342,531
-------------  ------------    --------------  ------------
$ 174,665,848  $128,539,845    $1,207,585,334  $611,913,103
=============  ============    ==============  ============
$      (4,611) $     (5,420)   $   45,031,897  $ 12,017,735
=============  ============    ==============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS



                                                    Met/Putnam Capital               Met/Putnam
                                                 Opportunities Portfolio         Research Portfolio
                                                -------------------------    --------------------------
                                                 Year Ended   Year Ended      Year Ended    Year Ended
                                                December 31, December 31,    December 31,  December 31,
                                                    2003         2002            2003          2002
                                                ---------------------------  ---------------------------
Increase (Decrease) in Net Assets:
Operations:
   Net investment income (loss)                 $    31,165  $      2,915    $    400,254  $    302,299
   Net realized gain (loss) on investments,
       futures contracts, options contracts
       and foreign currency related
       transactions                               2,391,863   (12,768,716)      3,459,116    (7,353,389)
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts and foreign
       currency related transactions              9,804,968    (2,574,228)     15,541,523    (5,278,837)
                                                -----------  ------------    ------------  ------------
   Net increase (decrease) in net assets
       resulting from operations                 12,227,996   (15,340,029)     19,400,893   (12,329,927)
                                                -----------  ------------    ------------  ------------
Distributions to Shareholders:
   From net investment income
     Class A                                             --       (47,428)         (6,783)     (135,829)
     Class B                                             --        (1,467)             --      (144,587)
     Class E                                             --            --              --            --
   From net realized gains
     Class A                                             --            --              --            --
     Class B                                             --            --              --            --
     Class E                                             --            --              --            --
                                                -----------  ------------    ------------  ------------
   Net decrease in net assets resulting from
       distributions                                     --       (48,895)         (6,783)     (280,416)
                                                -----------  ------------    ------------  ------------
Capital Share Transactions (Note 4):
   Proceeds from shares sold
     Class A                                        271,623     1,357,997         374,563     8,651,118
     Class B                                        646,146     1,786,510      49,293,533    29,021,704
     Class E                                             --            --              --            --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                             --        47,428           6,783       135,829
     Class B                                             --         1,467              --       144,587
     Class E                                             --            --              --            --
   Cost of shares repurchased
     Class A                                     (8,979,374)  (16,052,854)     (8,878,105)   (9,563,003)
     Class B                                       (371,559)     (212,447)     (6,814,837)  (13,522,533)
     Class E                                             --            --              --            --
                                                -----------  ------------    ------------  ------------
   Net increase (decrease) in net assets
       from capital share transactions           (8,433,164)  (13,071,899)     33,981,937    14,867,702
                                                -----------  ------------    ------------  ------------
Total increase (decrease) in net assets           3,794,832   (28,460,823)     53,376,047     2,257,359
   Net assets at beginning of year               49,229,573    77,690,396      60,453,664    58,196,305
                                                -----------  ------------    ------------  ------------
   Net assets at end of year                    $53,024,405  $ 49,229,573    $113,829,711  $ 60,453,664
                                                ===========  ============    ============  ============
   Net assets at end of year includes
       undistributed (distributions
       in excess of) net investment income      $        --  $         --    $     69,092  $    (20,295)
                                                ===========  ============    ============  ============

* For the period 5/1/2002 (commencement of operations) through 12/31/2002

                       See notes to financial statements

       Third Avenue                 T. Rowe Price
Small Cap Value Portfolio     Mid-Cap Growth Portfolio
-------------------------    --------------------------
 Year Ended   Period Ended    Year Ended    Year Ended
December 31,  December 31,   December 31,  December 31,
    2003         2002*           2003          2002
---------------------------  ---------------------------
$    693,813  $    86,495    $ (1,098,670) $   (248,890)
   3,911,471       51,703       7,978,194   (26,784,134)
  53,011,091     (871,905)     52,933,868      (608,533)
------------  -----------    ------------  ------------
  57,616,375     (733,707)     59,813,392   (27,641,557)
------------  -----------    ------------  ------------
     (21,351)      (9,664)             --            --
    (692,095)     (66,065)             --            --
          --           --              --            --
     (36,854)      (6,087)             --       (93,921)
  (1,784,097)     (45,614)             --      (354,168)
          --           --              --       (11,926)
------------  -----------    ------------  ------------
  (2,534,397)    (127,430)             --      (460,015)
------------  -----------    ------------  ------------
     880,623    4,990,886      17,278,066    17,519,418
 222,099,823   34,145,908     197,317,420    62,392,181
          --           --       7,170,861     2,749,424
      58,205       15,751              --        93,921
   2,476,193      111,679              --       354,168
          --           --              --        11,926
    (551,941)         (43)     (5,220,378)   (5,285,892)
  (3,533,554)    (834,600)     (3,556,860)   (5,758,265)
          --           --        (147,755)     (273,115)
------------  -----------    ------------  ------------
 221,429,349   38,429,583     212,841,354    71,803,766
------------  -----------    ------------  ------------
 276,511,327   37,568,446     272,654,746    43,702,194
  37,568,446           --      80,678,336    36,976,142
------------  -----------    ------------  ------------
$314,079,773  $37,568,446    $353,333,082  $ 80,678,336
============  ===========    ============  ============
$     26,333  $    12,327    $    (13,263) $     (9,533)
============  ===========    ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      Net Asset                   Net Realized/             Dividends
                                                      Value                       Unrealized     Total from from Net
                                                      Beginning of Net Investment Gain (Loss) on Investment Investment
Selected Per Share Data for the Year or Period Ended: Period       Income (Loss)  Investments    Operations Income
     Met/AIM Mid Cap Core Equity Portfolio            ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2003                                        $ 9.85     $  0.01 (a)     $ 2.58 (a)    $  2.59    $ (0.01)
       01/03/2002 to 12/31/2002 (b)                       10.98        0.03 (a)      (1.15)(a)     (1.12)       0.00+
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
       Class B
       12/31/2003                                          9.83       (0.01)(a)       2.57 (a)       2.56          --
       12/31/2002                                         11.02       0.00+ (a)      (1.18)(a)     (1.18)     (0.00)+
       10/09/2001 to 12/31/2001 (c)                       10.00       0.00+ (a)       1.03 (a)       1.03      (0.01)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class E
       12/31/2003                                          9.84       0.00+ (a)       2.58 (a)       2.58     (0.00)+
       04/01/2002 to 12/31/2002 (d)                       11.60        0.01 (a)      (1.76)(a)     (1.75)     (0.00)+
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     Met/AIM Small Cap Growth Portfolio               ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2003                                        $ 8.65     $ (0.08)(a)     $ 3.46 (a)    $  3.38    $     --
       01/03/2002 to 12/31/2002 (b)                       11.85       (0.06)(a)      (3.14)(a)     (3.20)          --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2003                                          8.62       (0.11)(a)       3.46 (a)       3.35          --
       12/31/2002                                         11.89       (0.08)(a)      (3.19)(a)     (3.27)          --
       10/09/2001 to 12/31/2001 (c)                       10.00       (0.02)(a)       1.91 (a)       1.89          --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class E
       12/31/2003                                          8.64       (0.10)(a)       3.47 (a)       3.37          --
       04/01/2002 to 12/31/2002 (d)                       11.54       (0.05)(a)      (2.85)(a)     (2.90)          --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     Harris Oakmark International Portfolio (g)       ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2003                                        $ 8.89     $  0.08 (a)     $ 3.06 (a)    $  3.14    $ (0.11)
       01/03/2002 to 12/31/2002 (b)                       10.81        0.06 (a)      (1.97)(a)     (1.91)      (0.01)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2003                                          8.87        0.02 (a)       3.08 (a)       3.10      (0.10)
       12/31/2002                                         10.84        0.01 (a)      (1.97)(a)     (1.96)      (0.01)
       10/09/2001 to 12/31/2001 (c)                       10.00       (0.02)(a)       0.99 (a)       0.97      (0.01)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class E
       12/31/2003                                          8.87        0.03 (a)       3.08 (a)       3.11      (0.10)
       04/01/2002 to 12/31/2002 (d)                       10.70       (0.01)(a)      (1.81)(a)     (1.82)      (0.01)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     Janus Aggressive Growth Portfolio                ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2003                                        $ 5.37     $ (0.01)(a)     $ 1.67 (a)    $  1.66    $     --
       01/03/2002 to 12/31/2002 (b)                        7.44        0.01 (a)      (2.08)(a)     (2.07)     (0.00)+
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2003                                          5.34          (0.02)       1.67 (a)       1.65          --
       12/31/2002                                          7.40       (0.01)(a)      (2.05)(a)     (2.06)     (0.00)+
       02/12/2001 to 12/31/2001 (e)                       10.00      (0.00)+(a)      (2.60)(a)     (2.60)          --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class E
       04/17/2003 to 12/31/2003 (f)                        5.65       (0.01)(a)       1.35 (a)       1.34          --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------


                                                      Distributions
                                                      from Net
                                                      Realized
Selected Per Share Data for the Year or Period Ended: Capital Gains
     Met/AIM Mid Cap Core Equity Portfolio            -------------

       Class A
       12/31/2003                                        $(0.10)
       01/03/2002 to 12/31/2002 (b)                       (0.01)
-------------------------------------                 -------------
       Class B
       12/31/2003                                         (0.10)
       12/31/2002                                         (0.01)
       10/09/2001 to 12/31/2001 (c)                           --
-------------------------------------                 -------------

       Class E
       12/31/2003                                         (0.10)
       04/01/2002 to 12/31/2002 (d)                       (0.01)
-------------------------------------                 -------------
     Met/AIM Small Cap Growth Portfolio               -------------

       Class A
       12/31/2003                                        $    --
       01/03/2002 to 12/31/2002 (b)                           --
-------------------------------------                 -------------

       Class B
       12/31/2003                                             --
       12/31/2002                                             --
       10/09/2001 to 12/31/2001 (c)                           --
-------------------------------------                 -------------

       Class E
       12/31/2003                                             --
       04/01/2002 to 12/31/2002 (d)                           --
-------------------------------------                 -------------
     Harris Oakmark International Portfolio (g)       -------------

       Class A
       12/31/2003                                        $(0.03)
       01/03/2002 to 12/31/2002 (b)                           --
-------------------------------------                 -------------

       Class B
       12/31/2003                                         (0.03)
       12/31/2002                                             --
       10/09/2001 to 12/31/2001 (c)                       (0.12)
-------------------------------------                 -------------

       Class E
       12/31/2003                                         (0.03)
       04/01/2002 to 12/31/2002 (d)                           --
-------------------------------------                 -------------
     Janus Aggressive Growth Portfolio                -------------

       Class A
       12/31/2003                                        $    --
       01/03/2002 to 12/31/2002 (b)                           --
-------------------------------------                 -------------

       Class B
       12/31/2003                                             --
       12/31/2002                                             --
       02/12/2001 to 12/31/2001 (e)                           --
-------------------------------------                 -------------

       Class E
       04/17/2003 to 12/31/2003 (f)                           --
-------------------------------------                 -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--01/03/2002.
(c) Commencement of operations--10/09/2001.
(d) Commencement of operations--04/01/2002.
(e) Commencement of operations--02/12/2001.
(f) Commencement of operations--04/17/2003.
(g) Effective 01/01/2003 Harris Associates L.P. became the Portfolio's adviser.
(h) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

                                                               Ratio of
                                                               Expenses to  Ratio of      Ratio of Net
                                                   Ratio of    Average Net  Expenses to   Investment
              Net Asset              Net Assets    Expenses to Assets After Average Net   Income (Loss)
Total         Value End              End of Period Average Net Broker       Assets Before to Average    Portfolio
Distributions of Period Total Return (in millions) Assets**    Rebates**    Reimbursement Net Assets    Turnover Rate
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

  $ (0.11)     $12.33      26.42%       $  4.5        0.93%        0.92%      0.96%(h)         0.10%        36.2%
    (0.01)       9.85     (10.18)          4.2        0.90*        0.86*         1.64*         0.26*        37.1*
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
    (0.10)      12.29       26.03        211.8         1.19         1.19       1.15(h)        (0.08)         36.2
    (0.01)       9.83     (10.73)         32.8         1.15         1.12          1.91            --         37.1
    (0.01)      11.02       10.26          4.5        1.15*          N/A         7.18*       (0.06)*        18.0*
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.10)      12.32       26.35         19.8         1.09         1.08       1.07(h)          0.02         36.2
    (0.01)       9.84     (15.17)          4.3        1.05*        1.02*         1.75*         0.13*        37.1*
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

  $     --     $12.03      39.08%       $  6.2        1.04%          N/A         1.16%       (0.78)%        29.8%
        --       8.65     (27.00)          6.7        1.05*       1.03%*         2.10*       (0.64)*        19.50
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --      11.97       38.86        206.3         1.30          N/A          1.36        (1.04)         29.8
        --       8.62     (27.50)         47.1         1.30         1.28          2.32        (0.87)         19.5
        --      11.89       18.90          7.6        1.30*          N/A         5.22*       (0.92)*          5.1
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --      12.01       39.00          8.6         1.20          N/A          1.25        (0.94)         29.8
        --       8.64     (25.13)          1.8        1.20*        1.18*         2.23*       (0.77)*         19.5
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

  $ (0.14)     $11.89      35.36%       $  8.4        1.16%        1.15%      1.21%(h)         0.80%        22.1%
    (0.01)       8.89     (17.64)          4.8        1.10*        1.08*         2.49*         0.68*         82.0
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.13)      11.84       34.96        288.0         1.43         1.43       1.33(h)          0.17         22.1
    (0.01)       8.87     (18.09)         17.9         1.35         1.31          2.64          0.15         82.0
    (0.13)      10.84        9.69          5.8        1.35*          N/A         5.69*       (0.07)*         22.5
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.13)      11.85       35.14         23.6         1.33         1.33       1.24(h)          0.24         22.1
    (0.01)       8.87     (16.99)          1.5        1.25*        1.22*         2.42*       (0.16)*         82.0
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

  $     --     $ 7.03      30.91%       $ 19.9       0.89%*       0.89%*      0.90%(h)      (0.09)%*        91.5%
   (0.00)+       5.37     (27.78)          2.7         0.85         0.77          1.43          0.11         92.7
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --       6.99       30.90        252.6         1.14         1.13       1.18(h)        (0.37)         91.5
   (0.00)+       5.34     (27.83)         46.8         1.10         1.00          1.69        (0.18)         92.7
        --       7.40     (26.00)         15.2        1.10*          N/A         4.03*       (0.11)*         98.4
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --       6.99       23.72          4.1        1.05*        1.05*      1.04*(h)       (0.26)*         91.5
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                           Net Asset Net        Net Realized/             Dividends  Distributions
                                           Value     Investment Unrealized     Total from from Net   from Net
Selected Per Share Data for the Year or    Beginning Income     Gain (Loss) on Investment Investment Realized
Period Ended:                              of Period (Loss)     Investments    Operations Income     Capital Gains
J.P. Morgan Quality Bond Portfolio         --------- ---------- -------------- ---------- ---------- -------------
 Class A
 12/31/2003                                 $11.87    $0.32(a)    $ 0.15 (a)    $  0.47    $(0.49)      $    --
 12/31/2002                                  11.41     0.54(a)      0.48 (a)       1.02     (0.56)           --
 12/31/2001                                  11.19     0.64(a)      0.13 (a)       0.77     (0.55)           --
 12/31/2000                                  10.67        0.75          0.42       1.17     (0.65)           --
 12/31/1999                                  11.02        0.46        (0.63)     (0.17)     (0.12)       (0.06)
 ----------------------------------------  --------- ---------- -------------- ---------- ---------- -------------
 Class B
 12/31/2003                                  11.82     0.29(a)      0.15 (a)       0.44     (0.49)           --
 12/31/2002                                  11.40     0.47(a)      0.51 (a)       0.98     (0.56)           --
 04/03/2001 to 12/31/2001 (b)                11.52     0.39(a)      0.04 (a)       0.43     (0.55)           --
 ----------------------------------------  --------- ---------- -------------- ---------- ---------- -------------
J.P. Morgan Select Equity Portfolio        --------- ---------- -------------- ---------- ---------- -------------
 Class A
 12/31/2003                                 $ 9.49    $0.08(a)    $ 3.10 (a)    $  3.18    $(0.07)      $    --
 12/31/2002                                  12.86     0.05(a)     (3.35)(a)     (3.30)     (0.07)           --
 12/31/2001                                  14.03     0.06(a)     (0.89)(a)     (0.83)     (0.06)       (0.28)
 12/31/2000                                  16.11        0.06        (1.00)     (0.94)     (0.08)       (1.06)
 12/31/1999                                  16.07        0.07          1.45       1.52     (0.04)       (1.44)
 ----------------------------------------  --------- ---------- -------------- ---------- ---------- -------------
 Class B
 12/31/2003                                   9.45     0.06(a)      3.08 (a)       3.14     (0.05)           --
 12/31/2002                                  12.83     0.03(a)     (3.34)(a)     (3.31)     (0.07)           --
 04/03/2001 to 12/31/2001 (b)                12.35     0.03(a)      0.79 (a)       0.82     (0.06)       (0.28)
 ----------------------------------------  --------- ---------- -------------- ---------- ---------- -------------
Lord Abbett America's Value Portfolio      --------- ---------- -------------- ---------- ---------- -------------
 Class B
 05/01/2003 to 12/31/2003 (c)               $10.00    $0.28(a)    $ 1.81 (a)    $  2.09    $(0.19)      $(0.10)
 ----------------------------------------  --------- ---------- -------------- ---------- ---------- -------------
Lord Abbett Bond Debenture Portfolio       --------- ---------- -------------- ---------- ---------- -------------
 Class A
 12/31/2003                                 $10.24    $0.73(a)    $ 1.27 (a)    $  2.00    $(0.20)      $    --
 12/31/2002                                  11.22     0.77(a)     (0.79)(a)     (0.02)     (0.96)           --
 12/31/2001                                  11.75     0.90(a)     (0.48)(a)       0.42     (0.95)           --
 12/31/2000                                  12.48        1.00        (0.90)       0.10     (0.83)           --
 12/31/1999                                  12.38        0.71        (0.29)       0.42     (0.24)       (0.08)
 ----------------------------------------  --------- ---------- -------------- ---------- ---------- -------------
 Class B
 12/31/2003                                  10.21     0.69(a)      1.46 (a)       2.15     (0.20)       (0.19)
 12/31/2002                                  11.20     0.72(a)     (0.76)(a)     (0.04)     (0.95)           --
 03/22/2001 to 12/31/2001 (d)                12.03     0.64(a)     (0.52)(a)       0.12     (0.95)           --
 ----------------------------------------  --------- ---------- -------------- ---------- ---------- -------------
 Class E
 12/31/2003                                  10.22     0.70(a)      1.28 (a)       1.98     (0.20)           --
 04/01/2002 to 12/31/2002 (e)                11.27     0.53(a)     (0.62)(a)     (0.09)     (0.96)           --
 ----------------------------------------  --------- ---------- -------------- ---------- ---------- -------------
Lord Abbett Growth and Income Portfolio    --------- ---------- -------------- ---------- ---------- -------------
 Class A
 12/31/2003                                 $18.86    $0.23(a)    $ 5.56 (a)    $  5.79    $(0.24)      $    --
 12/31/2002                                  25.05     0.21(a)     (4.67)(a)     (4.46)     (0.21)       (1.52)
 12/31/2001                                  26.82     0.25(a)     (1.80)(a)     (1.55)     (0.22)           --
 12/31/2000                                  24.07          --          3.26       3.26     (0.28)       (0.23)
 01/08/1999 to 12/31/1999 (f)                21.60     0.27(a)      2.20 (a)       2.47         --           --
 ----------------------------------------  --------- ---------- -------------- ---------- ---------- -------------
 Class B
 12/31/2003                                  18.78     0.18(a)      5.54 (a)       5.72     (0.21)           --
 12/31/2002                                  25.01     0.17(a)     (4.67)(a)     (4.50)     (0.21)       (1.52)
 03/22/2001 to 12/31/2001 (d)                23.59     0.13(a)      1.51 (a)       1.64     (0.22)           --
 ----------------------------------------  --------- ---------- -------------- ---------- ---------- -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--04/03/2001.
(c) Commencement of operations--05/01/2003.
(d) Commencement of operations--03/22/2001.
(e) Commencement of operations--04/01/2002.
(f) Commencement of operations--01/08/1999.
(g) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

                                                               Ratio of
                                                               Expenses to  Ratio of      Ratio of Net
                                                   Ratio of    Average Net  Expenses to   Investment
              Net Asset              Net Assets    Expenses to Assets After Average Net   Income (Loss)
Total         Value End              End of Period Average Net Broker       Assets Before to Average    Portfolio
Distributions of Period Total Return (in millions) Assets**    Rebates **   Reimbursement Net Assets    Turnover Rate
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
   $(0.49)       $11.85      4.01%     $  115.6       0.67%         N/A        0.67%(g)       2.66%        613.4%
    (0.56)        11.87       8.94        134.9        0.60         N/A            0.71        4.53         282.5
    (0.55)        11.41       7.03        126.0        0.60         N/A            0.70        5.59         229.4
    (0.65)        11.19      11.42         93.2        0.64         N/A            0.72        6.33         221.9
    (0.18)        10.67     (1.54)         95.6        0.64         N/A            0.71        5.67         369.5
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
    (0.49)        11.78       3.78         56.8        0.92         N/A         0.91(g)        2.39         613.4
    (0.56)        11.82       8.59         30.8        0.85         N/A            0.96        3.95         282.5
    (0.55)        11.40       3.87          7.3       0.85*         N/A           0.95*       4.40*         229.4
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
   $(0.07)       $12.60     33.50%     $  122.9       0.76%       0.75%             N/A       0.78%         80.2%
    (0.07)         9.49    (25.65)        108.9        0.79        0.79             N/A        0.47          63.7
    (0.34)        12.86     (6.05)        189.6        0.73         N/A             N/A        0.43          79.3
    (1.14)        14.03     (6.18)        227.4        0.75         N/A             N/A        0.39          77.6
    (1.48)        16.11       9.71        249.7        0.77         N/A             N/A        0.55         133.8
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
    (0.05)        12.54      33.20          9.6        1.01        1.00             N/A        0.54          80.2
    (0.07)         9.45    (25.83)          6.8        1.05        1.05             N/A        0.25          63.7
    (0.34)        12.83       6.56          5.3       0.98*         N/A             N/A       0.28*          79.3
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
   $(0.29)       $11.80     21.05%     $    9.0      1.05%*         N/A          3.44%*      3.78%*         56.2%
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
   $(0.20)       $12.04     19.52%     $  234.6       0.70%         N/A        0.67%(g)       6.52%         36.9%
    (0.96)        10.24     (0.39)        202.1        0.70         N/A            0.77        7.43          45.8
    (0.95)        11.22       3.76        154.2        0.72         N/A            0.75        7.76          66.2
    (0.83)        11.75       0.87        155.2        0.85         N/A            0.86        7.78          64.9
    (0.32)        12.48       3.40        170.2        0.85         N/A            0.86        6.74          46.7
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
    (0.39)        11.97      19.15        758.2        0.96         N/A         0.91(g)        6.11          36.9
    (0.95)        10.21     (0.57)        197.4        0.95         N/A            1.05        7.12          45.8
    (0.95)        11.20       1.17         31.8       0.95*         N/A           0.98*       7.38*          66.2
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
    (0.20)        12.00      19.35         22.8        0.86         N/A         0.81(g)        6.10          36.9
    (0.96)        10.22  (1.03)(c)          2.5       0.85*         N/A           0.98*       7.12*          45.8
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
   $(0.24)       $24.41     31.06%     $1,167.7       0.62%       0.61%        0.62%(g)       1.13%         37.0%
    (1.73)        18.86    (17.95)        890.2        0.65        0.63            0.67        0.94          55.4
    (0.22)        25.05     (5.77)      1,205.5        0.64         N/A            0.64        1.04          69.7
    (0.51)        26.82      14.68        944.6        0.70         N/A             N/A        1.32          51.7
        --        24.07      11.38        887.0       0.70*         N/A            N/A*       1.24*          70.8
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
    (0.21)        24.29      30.73      1,081.0        0.86        0.86         0.86(g)        0.87          37.0
    (1.73)        18.78    (18.12)        337.3        0.90        0.88            0.93        0.78          55.4
    (0.22)        25.01       6.96         98.7       0.89*         N/A           0.89*       0.72*          69.7
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


                                                      Net Asset                   Net Realized/             Dividends
                                                      Value                       Unrealized     Total from from Net
                                                      Beginning of Net Investment Gain (Loss) on Investment Investment
Selected Per Share Data for the Year or Period Ended: Period       Income (Loss)  Investments    Operations Income
     Lord Abbett Growth Opportunities Portfolio       ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2003                                           $ 6.78     $(0.05)(a)     $ 2.51 (a)    $  2.46    $    --
       12/31/2002                                             8.95      (0.04)(a)      (2.13)(a)     (2.17)         --
       05/01/2001 to 12/31/2001 (b)                           9.58      (0.03)(a)      (0.60)(a)     (0.63)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2003                                             6.75      (0.07)(a)       2.48 (a)       2.41         --
       12/31/2002                                             8.93      (0.06)(a)      (2.12)(a)     (2.18)         --
       02/12/2001 to 12/31/2001 (c)                          10.00      (0.06)(a)      (1.01)(a)     (1.07)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     Lord Abbett Mid-Cap Value Portfolio              ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2003                                           $14.41     $ 0.15 (a)     $ 3.62 (a)    $  3.77    $(0.11)
       12/31/2002                                            16.64       0.16 (a)      (1.71)(a)     (1.55)     (0.07)
       12/31/2001                                            16.92       0.14 (a)       1.14 (a)       1.28     (0.08)
       12/31/2000                                            11.17           0.08           5.79       5.87     (0.04)
       12/31/1999                                            10.58           0.04           0.56       0.60     (0.01)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2003                                            14.35       0.11 (a)       3.60 (a)       3.71     (0.09)
       12/31/2002                                            16.62       0.13 (a)      (1.72)(a)     (1.59)     (0.07)
       04/03/2001 to 12/31/2001 (d)                          16.41       0.08 (a)       1.69 (a)       1.77     (0.08)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     MFS Research International Portfolio             ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2003                                           $ 7.49     $ 0.06 (a)     $ 2.34 (a)    $  2.40    $(0.08)
       12/31/2002                                             8.48       0.06 (a)      (1.04)(a)     (0.98)     (0.01)
       05/01/2001 to 12/31/2001 (b)                           9.55      (0.01)(a)      (1.04)(a)     (1.05)     (0.02)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2003                                             7.47       0.05 (a)       2.33 (a)       2.38     (0.06)
       12/31/2002                                             8.48       0.03 (a)      (1.03)(a)     (1.00)     (0.01)
       02/12/2001 to 12/31/2001 (c)                          10.00       0.01 (a)      (1.52)(a)     (1.51)     (0.01)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class E
       12/31/2003                                             7.48       0.05 (a)       2.34 (a)       2.39     (0.07)
       12/31/2002                                             8.48       0.03 (a)      (1.02)(a)     (0.99)     (0.01)
       10/31/2001 to 12/31/2001 (e)                           8.15      (0.01)(a)       0.35 (a)       0.34     (0.01)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     Oppenheimer Capital Appreciation Portfolio       ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2003                                           $ 6.47     $     0.01     $ 1.85 (a)    $  1.86    $    --
       01/03/2002 to 12/31/2002 (f)                           8.57       0.01+(a)      (2.11)(a)     (2.10)     0.00 +
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2003                                             6.45             --       1.84 (a)       1.84         --
       12/31/2002                                             8.57         --+(a)      (2.12)(a)     (2.12)     0.00 +
       02/12/2001 to 12/31/2001 (c)                          10.00         --+(a)      (1.43)(a)     (1.43)     0.00 +
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     PIMCO Inflation Protected Bond Portfolio         ------------ -------------- -------------- ---------- ----------

       Class A
       05/01/2003 to 12/31/2003 (g)                         $10.00     $ 0.07 (a)     $ 0.47 (a)    $  0.54    $(0.04)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       05/01/2003 to 12/31/2003 (g)                          10.00       0.07 (a)       0.46 (a)       0.53     (0.03)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

                                                      Distributions
                                                      from Net
                                                      Realized
Selected Per Share Data for the Year or Period Ended: Capital Gains
     Lord Abbett Growth Opportunities Portfolio       -------------

       Class A
       12/31/2003                                           $    --
       12/31/2002                                                --
       05/01/2001 to 12/31/2001 (b)                              --
-------------------------------------                 -------------

       Class B
       12/31/2003                                                --
       12/31/2002                                                --
       02/12/2001 to 12/31/2001 (c)                              --
-------------------------------------                 -------------
     Lord Abbett Mid-Cap Value Portfolio              -------------

       Class A
       12/31/2003                                           $(0.27)
       12/31/2002                                            (0.61)
       12/31/2001                                            (1.48)
       12/31/2000                                            (0.08)
       12/31/1999                                                --
-------------------------------------                 -------------

       Class B
       12/31/2003                                            (0.27)
       12/31/2002                                            (0.61)
       04/03/2001 to 12/31/2001 (d)                          (1.48)
-------------------------------------                 -------------
     MFS Research International Portfolio             -------------

       Class A
       12/31/2003                                           $    --
       12/31/2002                                                --
       05/01/2001 to 12/31/2001 (b)                              --
-------------------------------------                 -------------

       Class B
       12/31/2003                                                --
       12/31/2002                                                --
       02/12/2001 to 12/31/2001 (c)                              --
-------------------------------------                 -------------

       Class E
       12/31/2003                                                --
       12/31/2002                                                --
       10/31/2001 to 12/31/2001 (e)                              --
-------------------------------------                 -------------
     Oppenheimer Capital Appreciation Portfolio       -------------

       Class A
       12/31/2003                                           $    --
       01/03/2002 to 12/31/2002 (f)                              --
-------------------------------------                 -------------

       Class B
       12/31/2003                                                --
       12/31/2002                                                --
       02/12/2001 to 12/31/2001 (c)                              --
-------------------------------------                 -------------
     PIMCO Inflation Protected Bond Portfolio         -------------

       Class A
       05/01/2003 to 12/31/2003 (g)                         $(0.21)
-------------------------------------                 -------------

       Class B
       05/01/2003 to 12/31/2003 (g)                          (0.21)
-------------------------------------                 -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2001.
(c) Commencement of operations--02/12/2001.
(d) Commencement of operations--04/03/2001.
(e) Commencement of operations--10/31/2001.
(f) Commencement of operations--01/03/2002.
(g) Commencement of operations--05/01/2003.
(h) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

                                                               Ratio of
                                                               Expenses to  Ratio of      Ratio of Net
                                                   Ratio of    Average Net  Expenses to   Investment
              Net Asset              Net Assets    Expenses to Assets After Average Net   Income (Loss)
Total         Value End              End of Period Average Net Broker       Assets Before to Average    Portfolio
Distributions of Period Total Return (in millions) Assets **   Rebates **   Reimbursement Net Assets    Turnover Rate
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $    --     $ 9.24      36.43%       $ 27.6        0.90%         N/A             1.04%    (0.57)%        119.0%
        --       6.78     (24.25)          3.8         0.85         N/A              1.69     (0.52)          89.6
        --       8.95      (6.58)          0.9        0.85*         N/A             5.19*    (0.54)*          89.1
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --       9.16       35.70         27.6         1.14         N/A              1.39     (0.83)         119.0
        --       6.75     (24.41)         13.7         1.10         N/A              1.98     (0.77)          89.6
        --       8.93     (10.70)          8.4        1.10*         N/A             5.44*    (0.78)*          89.1
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.38)     $17.80      26.15%       $ 90.8        0.83%        N/A%          0.82%(h)      0.98%         18.8%
    (0.68)      14.41      (9.31)         74.0         0.89        0.89              0.90       1.04          29.0
    (1.56)      16.64        8.10         75.1         0.92         N/A              0.94       0.86          40.0
    (0.12)      16.92       52.87         60.0         1.26         N/A         N/A             0.79          66.4
    (0.01)      11.17        5.71         29.4         1.25         N/A              1.41       0.50          64.3
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.36)      17.70      25.87%        100.0         1.08         N/A           1.06(h)       0.73          18.8
    (0.68)      14.35      (9.58)         51.6         1.14        1.14              1.16       0.83          29.0
    (1.56)      16.62       11.33         16.9        1.15*         N/A             1.17*      0.68*          40.0
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.08)     $ 9.81      32.20%       $ 67.3        1.09%       1.09%             1.11%      0.68%         99.0%
    (0.01)       7.49     (11.52)          9.4         1.00        1.00              1.86       0.73         114.1
    (0.02)       8.48     (11.04)          3.7        1.00*         N/A             5.08*    (0.01)*         133.6
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.06)       9.79      32.04%        186.0        1.33%       1.33%             1.39%      0.56%          99.0
    (0.01)       7.47     (11.80)         67.1         1.25        1.25              2.07       0.34         114.1
    (0.01)       8.48     (15.14)         14.7        1.25*         N/A             5.33*      0.13*         133.6
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.07)       9.80      32.09%         6.88        1.23%       1.23%             1.28%      0.59%          99.0
    (0.01)       7.48     (11.65)          1.8         1.15        1.15              1.82       0.34         114.1
    (0.01)       8.48        4.22           --        1.15*         N/A             5.23*    (1.02)*         133.6
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $    --     $ 8.33      28.75%       $  0.2       0.72%*       0.72%         0.75%*(h)     0.07%*         36.6%
      0.00       6.47     (24.47)          0.7         0.75         N/A              0.99       0.17          20.6
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --       8.29       28.53        551.0         0.99        0.99           0.98(h)     (0.03)          36.6
      0.00       6.45     (24.73)        122.4         1.00         N/A              1.22     (0.02)          20.6
        --       8.57     (14.27)         26.9        1.00*         N/A             3.21*      0.04*          29.7
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.25)     $10.29       5.47%       $  1.1       0.70%*         N/A            0.74%*     0.72%*       935.0%*
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.24)      10.29        5.35        366.2        0.84*         N/A             0.84*      0.64*        935.0*
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


                                                      Net Asset                   Net Realized/             Dividends
                                                      Value                       Unrealized     Total from from Net
                                                      Beginning of Net Investment Gain (Loss) on Investment Investment
Selected Per Share Data for the Year or Period Ended: Period       Income (Loss)  Investments    Operations Income
   PIMCO Innovation Portfolio                         ------------ -------------- -------------- ---------- ----------

     Class A
     12/31/2003                                          $ 3.06      $(0.04)(a)     $ 1.81 (a)    $  1.77    $    --
     12/31/2002                                            6.18       (0.04)(a)      (3.08)(a)     (3.12)         --
     05/01/2001 to 12/31/2001 (b)                          8.06       (0.04)(a)      (1.84)(a)     (1.88)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

     Class B
     12/31/2003                                            3.04       (0.05)(a)       1.80 (a)       1.75         --
     12/31/2002                                            6.16       (0.04)(a)      (3.08)(a)     (3.12)         --
     02/12/2001 to 12/31/2001 (c)                         10.00       (0.06)(a)      (3.78)(a)     (3.84)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

     Class E
     12/31/2003                                            3.05       (0.05)(a)       1.80 (a)       1.75         --
     12/31/2002                                            6.17       (0.03)(a)      (3.09)(a)     (3.12)         --
     10/31/2001 to 12/31/2001 (d)                          5.24       (0.01)(a)       0.94 (a)       0.93         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
   PIMCO Money Market Portfolio                       ------------ -------------- -------------- ---------- ----------

     Class A
     12/31/2003                                          $ 1.00      $ 0.01 (a)         (0.01)    $    --    $    --
     01/03/2002 to 12/31/2002 (e)                          1.00        0.02 (a)      (0.01)(a)       0.01     (0.01)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

     Class B
     12/31/2003                                            1.00        0.00 (a)             --       0.00         --
     12/31/2002                                            1.00        0.01 (a)      0.00 +(a)       0.01     (0.01)
     02/12/2001 to 12/31/2001 (c)                          1.00        0.03 (a)      0.00 +(a)       0.03     (0.03)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
   PIMCO Total Return Portfolio                       ------------ -------------- -------------- ---------- ----------

     Class A
     12/31/2003                                          $11.34      $ 0.28 (a)     $ 0.23 (a)    $  0.51    $(0.13)
     12/31/2002                                           10.35        0.33 (a)       0.66 (a)       0.99         --
     05/01/2001 to 12/31/2001 (b)                         10.03        0.27 (a)       0.40 (a)       0.67     (0.20)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

     Class B
     12/31/2003                                           11.29        0.24 (a)       0.25 (a)       0.49     (0.13)
     12/31/2002                                           10.33        0.31 (a)       0.65 (a)       0.96         --
     02/12/2001 to 12/31/2001 (c)                         10.00        0.32 (a)       0.34 (a)       0.66     (0.18)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

     Class E
     12/31/2003                                           11.30        0.23 (a)       0.27 (a)       0.50     (0.13)
     12/31/2002                                           10.33        0.33 (a)       0.64 (a)       0.97         --
     10/31/2001 to 12/31/2001 (d)                         10.65        0.07 (a)      (0.26)(a)     (0.19)     (0.09)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
   Met/Putnam Capital Opportunities Portfolio (h)     ------------ -------------- -------------- ---------- ----------

     Class A
     12/31/2003                                          $ 9.26      $ 0.01+(a)     $ 2.65 (a)    $  2.66    $    --
     12/31/2002                                           11.74        0.00+(a)      (2.47)(a)     (2.47)     (0.01)
     12/31/2001                                           14.82        0.02 (a)      (1.22)(a)     (1.20)     (0.02)
     12/31/2000                                           17.27            0.02         (1.78)     (1.76)       0.00+
     12/31/1999                                           11.98            0.01           5.31       5.32     (0.03)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

     Class B
     12/31/2003                                            9.23       (0.02)(a)       2.63 (a)       2.61         --
     12/31/2002                                           11.72       (0.02)(a)      (2.46)(a)     (2.48)     (0.01)
     04/03/2001 to 12/31/2001 (f)                         12.25        0.00+(a)       1.35 (a)       1.35     (0.02)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

                                                      Distributions
                                                      from Net
                                                      Realized
Selected Per Share Data for the Year or Period Ended: Capital Gains
   PIMCO Innovation Portfolio                         -------------

     Class A
     12/31/2003                                          $    --
     12/31/2002                                               --
     05/01/2001 to 12/31/2001 (b)                             --
-------------------------------------                 -------------

     Class B
     12/31/2003                                               --
     12/31/2002                                               --
     02/12/2001 to 12/31/2001 (c)                             --
-------------------------------------                 -------------

     Class E
     12/31/2003                                               --
     12/31/2002                                               --
     10/31/2001 to 12/31/2001 (d)                             --
-------------------------------------                 -------------
   PIMCO Money Market Portfolio                       -------------

     Class A
     12/31/2003                                          $    --
     01/03/2002 to 12/31/2002 (e)                             --
-------------------------------------                 -------------

     Class B
     12/31/2003                                               --
     12/31/2002                                               --
     02/12/2001 to 12/31/2001 (c)                             --
-------------------------------------                 -------------
   PIMCO Total Return Portfolio                       -------------

     Class A
     12/31/2003                                          $(0.11)
     12/31/2002                                               --
     05/01/2001 to 12/31/2001 (b)                         (0.15)
-------------------------------------                 -------------

     Class B
     12/31/2003                                           (0.11)
     12/31/2002                                               --
     02/12/2001 to 12/31/2001 (c)                         (0.15)
-------------------------------------                 -------------

     Class E
     12/31/2003                                           (0.11)
     12/31/2002                                               --
     10/31/2001 to 12/31/2001 (d)                         (0.04)
-------------------------------------                 -------------
   Met/Putnam Capital Opportunities Portfolio (h)     -------------

     Class A
     12/31/2003                                          $    --
     12/31/2002                                               --
     12/31/2001                                           (1.86)
     12/31/2000                                           (0.69)
     12/31/1999                                               --
-------------------------------------                 -------------

     Class B
     12/31/2003                                               --
     12/31/2002                                               --
     04/03/2001 to 12/31/2001 (f)                         (1.86)
-------------------------------------                 -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2001.
(c) Commencement of operations--02/12/2001.
(d) Commencement of operations--10/31/2001.
(e) Commencement of operations--01/03/2002.
(f) Commencement of operations--04/03/2001.
(g) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.
(h) Effective 01/01/2003 Putnam Investment Management LLC became the Portfolio's adviser.

                       See notes to financial statements

                                                               Ratio of
                                                               Expenses to  Ratio of      Ratio of Net
                                                   Ratio of    Average Net  Expenses to   Investment
              Net Asset              Net Assets    Expenses to Assets After Average Net   Income (Loss)
Total         Value End              End of Period Average Net Broker       Assets Before to Average    Portfolio
Distributions of Period Total Return (in millions) Assets**    Rebates **   Reimbursement Net Assets    Turnover Rate
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $    --     $ 4.83      57.84%       $ 47.2        1.10%       1.04%             1.26%    (0.89)%         313.0%
        --       3.06     (50.49)         13.0         1.10        1.04              1.73     (0.90)          227.2
        --       6.18     (23.33)         16.1        1.10*         N/A             3.97*    (0.90)*          346.9
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --       4.79       57.57         64.8         1.35        1.29              1.52     (1.14)          313.0
        --       3.04     (50.65)         15.2         1.35        1.27              1.96     (1.13)          227.2
        --       6.16     (38.40)          9.6        1.35*         N/A             4.21*    (1.01)*          346.9
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --       4.80       57.88         15.5         1.25        1.22              1.37     (1.07)          313.0
        --       3.05     (50.57)          1.2         1.25        1.12              1.83     (0.97)          227.2
        --       6.17       17.75           --        1.25*         N/A             4.11*    (1.18)*          346.9
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $    --     $ 1.00       0.68%       $  5.3        0.50%         N/A             0.50%      0.62%           N/A%
    (0.01)       1.00        1.31           --         0.50         N/A              0.76       1.57            N/A
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --       1.00        0.43        169.4         0.74         N/A              0.74       0.42            N/A
    (0.01)       1.00        1.09        128.5         0.75         N/A              0.86       1.04            N/A
    (0.03)       1.00        2.82         26.5        0.75*         N/A             2.42*      2.37*            N/A
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.24)     $11.61       4.53%       $194.5        0.59%         N/A          0.57%(g)      2.43%         547.1%
        --      11.34        9.57        155.0         0.65         N/A           0.64(g)       3.06          474.4
    (0.35)      10.35        6.68         59.1        0.65*         N/A             1.15*      3.76*          346.0
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.24)      11.54        4.53        893.8         0.83         N/A           0.82(g)       2.07          547.1
        --      11.29        9.29        427.7         0.90         N/A           0.90(g)       2.85          474.4
    (0.33)      10.33        6.68         46.2        0.90*         N/A             1.40*      3.48*          346.0
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.24)      11.56        4.44        119.3         0.73         N/A           0.71(g)       2.02          547.1
        --      11.30        9.39         29.2         0.80         N/A           0.80(g)       3.00          474.4
    (0.13)      10.33      (1.81)          0.1        0.80*         N/A             1.30*      3.71*          346.0
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $    --     $11.92      28.73%       $ 50.0        1.25%       1.25%              N/A%      0.08%         231.2%
    (0.01)       9.26     (21.05)         47.2         1.20        1.20               N/A       0.01           77.6
    (1.88)      11.74      (8.42)         76.8         1.09         N/A               N/A       0.14           79.9
    (0.69)      14.82     (10.55)         97.9         1.03         N/A               N/A       0.17          107.1
    (0.03)      17.27       44.56        109.3         1.05         N/A              1.09       0.11          123.5
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --      11.84       28.28          2.9         1.50        1.50               N/A     (0.20)          231.2
    (0.01)       9.23     (21.19)          2.1         1.47        1.47               N/A     (0.23)           77.6
    (1.88)      11.72       10.61          0.9        1.40*         N/A               N/A    (0.10)*           79.9
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


                                                      Net Asset                   Net Realized/             Dividends
                                                      Value                       Unrealized     Total from from Net
                                                      Beginning of Net Investment Gain (Loss) on Investment Investment
Selected Per Share Data for the Year or Period Ended: Period       Income (Loss)  Investments    Operations Income
     Met/Putnam Research Portfolio                    ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2003                                        $ 6.43      $ 0.06 (a)     $ 1.52 (a)    $  1.58    $  0.00+
       12/31/2002                                          8.14        0.05 (a)      (1.73)(a)     (1.68)     (0.03)
       10/16/2001 to 12/31/2001 (b)                        7.59        0.01 (a)       0.55 (a)       0.56     (0.01)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2003                                          6.41        0.03 (a)       1.53 (a)       1.56         --
       12/31/2002                                          8.13        0.03 (a)      (1.72)(a)     (1.69)     (0.03)
       02/12/2001 to 12/31/2001 (c)                       10.00        0.02 (a)      (1.86)(a)     (1.84)     (0.03)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     Third Avenue Small Cap Value Portfolio           ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2003                                        $ 8.29      $ 0.05 (a)     $ 3.39 (a)    $  3.44    $(0.04)
       05/01/2002 to 12/31/2002 (d)                       10.00        0.04 (a)      (1.72)(a)     (1.68)     (0.02)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2003                                          8.28        0.05 (a)       3.38 (a)       3.43     (0.03)
       05/01/2002 to 12/31/2002 (d)                       10.00        0.04 (a)      (1.73)(a)     (1.69)     (0.02)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     T. Rowe Price Mid-Cap Growth Portfolio (h)       ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2003                                        $ 4.66      $(0.02)(a)     $ 1.75 (a)    $  1.73    $    --
       12/31/2002                                          8.37       (0.02)(a)      (3.66)(a)     (3.68)         --
       05/01/2001 to 12/31/2001 (e)                        9.76       (0.02)(a)      (1.37)(a)     (1.39)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2003                                          4.64       (0.04)(a)       1.74 (a)       1.70         --
       12/31/2002                                          8.34       (0.03)(a)      (3.64)(a)     (3.67)         --
       02/12/2001 to 12/31/2001 (c)                       10.00       (0.04)(a)      (1.62)(a)     (1.66)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class E
       12/31/2003                                          4.65       (0.03)(a)       1.74 (a)       1.71         --
       12/31/2002                                          8.36       (0.02)(a)      (3.66)(a)     (3.68)         --
       10/31/2001 to 12/31/2001 (f)                        7.42       (0.01)(a)       0.95 (a)       0.94         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

                                                      Distributions
                                                      from Net
                                                      Realized
Selected Per Share Data for the Year or Period Ended: Capital Gains
     Met/Putnam Research Portfolio                    -------------

       Class A
       12/31/2003                                        $    --
       12/31/2002                                             --
       10/16/2001 to 12/31/2001 (b)                           --
-------------------------------------                 -------------

       Class B
       12/31/2003                                             --
       12/31/2002                                             --
       02/12/2001 to 12/31/2001 (c)                           --
-------------------------------------                 -------------
     Third Avenue Small Cap Value Portfolio           -------------

       Class A
       12/31/2003                                        $(0.07)
       05/01/2002 to 12/31/2002 (d)                       (0.01)
-------------------------------------                 -------------

       Class B
       12/31/2003                                         (0.07)
       05/01/2002 to 12/31/2002 (d)                       (0.01)
-------------------------------------                 -------------
     T. Rowe Price Mid-Cap Growth Portfolio (h)       -------------

       Class A
       12/31/2003                                        $    --
       12/31/2002                                         (0.03)
       05/01/2001 to 12/31/2001 (e)                           --
-------------------------------------                 -------------

       Class B
       12/31/2003                                             --
       12/31/2002                                         (0.03)
       02/12/2001 to 12/31/2001 (c)                           --
-------------------------------------                 -------------

       Class E
       12/31/2003                                             --
       12/31/2002                                         (0.03)
       10/31/2001 to 12/31/2001 (f)                           --
-------------------------------------                 -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--10/16/2001.
(c) Commencement of operations--02/12/2001.
(d) Commencement of operations--05/01/2002.
(e) Commencement of operations--05/01/2001.
(f) Commencement of operations--10/31/2001.
(g) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.
(h) Effective 01/01/2003 T. Rowe Price Associates, Inc. became the Portfolio's adviser.

                       See notes to financial statements

                                                               Ratio of
                                                               Expenses to  Ratio of      Ratio of Net
                                                   Ratio of    Average Net  Expenses to   Investment
              Net Asset              Net Assets    Expenses to Assets After Average Net   Income (Loss)
Total         Value End              End of Period Average Net Broker       Assets Before to Average    Portfolio
Distributions of Period Total Return (in millions) Assets **   Rebates **   Reimbursement Net Assets    Turnover Rate
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

       $--     $ 8.01      24.61%       $  23.0       0.88%       0.87%          1.06%         0.88%       128.1%
    (0.03)       6.43     (20.61)          26.6        0.85        0.78           1.13          0.64        170.1
    (0.01)       8.14        7.32          35.5       0.85*         N/A          1.69*         0.43*        128.0
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --       7.97       24.34          90.8        1.14        1.13           1.27          0.36        128.1
    (0.03)       6.41     (20.81)          33.8       1.10^        1.03           1.38          0.44        170.1
    (0.03)       8.13     (18.33)          22.7       1.10*         N/A          1.94*         0.33*        128.0
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.11)     $11.62      41.52%       $  6.16       0.93%         N/A       0.92%(g)         0.54%        14.6%
    (0.03)       8.29     (16.78)          4.20       0.95*         N/A          2.07*         0.75*          8.0
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.10)      11.61       41.41         307.9        1.18         N/A        1.13(g)          0.49         14.6
    (0.03)       8.28     (16.90)          33.4       1.20*         N/A          1.69*         0.80*          8.0
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $    --     $ 6.39      37.12%       $  34.8       0.91%       0.83%       0.92%(g)       (0.37)%        56.5%
    (0.03)       4.66     (44.00)          16.0        0.80        0.73           1.10        (0.34)        157.2
        --       8.37     (14.24)          13.5       0.80*         N/A          2.35*       (0.35)*         86.3
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --       6.34      36.64%        307.70       1.18%       1.12%       1.16%(g)       (0.64)%         56.5
    (0.03)       4.64     (44.04)         62.60        1.05        0.96           1.41        (0.54)        157.2
        --       8.34     (16.60)         23.40       1.05*         N/A          2.60*       (0.53)*         86.3
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --       6.36      36.77%          10.8       1.08%       1.01%       1.06%(g)       (0.54)%         56.5
    (0.03)       4.65     (44.05)           2.1        0.95        0.84           1.34        (0.38)        157.2
        --       8.36       12.67            --       0.95*         N/A          2.49*       (0.70)*         86.3
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003


1. Organization

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers twenty-four portfolios, three of which are not currently offered and three of which are non-diversified (each, a "Portfolio" and collectively, the "Portfolios") each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2003, the Portfolios included in the Trust are as follows: Met/AIM Mid Cap Core Equity Portfolio, Met/AIM Small Cap Growth Portfolio, Harris Oakmark International Portfolio (formerly State Street Research Concentrated International Portfolio), Janus Aggressive Growth Portfolio, J.P. Morgan Quality Bond Portfolio, J.P. Morgan Select Equity Portfolio, Lord Abbett America's Value Portfolio (commenced operations 5/1/2003), Lord Abbett Bond Debenture Portfolio, Lord Abbett Mid-Cap Value Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Growth Opportunities Portfolio, MFS Research International Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Inflation Protected Bond (commenced operations 5/1/2003), PIMCO Innovation Portfolio, PIMCO Money Market Portfolio, PIMCO Total Return Portfolio, Met/Putnam Capital Opportunities Portfolio, Met/Putnam Research Portfolio, Third Avenue Small Cap Value Portfolio and, T. Rowe Price Mid-Cap Growth Portfolio (formerly MFS Mid Cap Growth Portfolio).

The Trust currently offers three classes of shares: Class A Shares are offered by all Portfolios except Lord Abbett America's Value Portfolio. Class B Shares are offered by all Portfolios. Class E Shares are offered by the Met/AIM Mid Cap Core Equity Portfolio, the Met/AIM Small Cap Growth Portfolio, the Harris Oakmark International Portfolio, the Janus Aggressive Growth Portfolio, the Lord Abbett Bond Debenture Portfolio, the MFS Research International Portfolio, the PIMCO Innovation Portfolio, the PIMCO Total Return Portfolio, and the T. Rowe Price Mid-Cap Growth Portfolio. Shares of each Class of the Portfolios represent an equal pro rata interest in the Portfolios and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of each Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

The Trust was established under an Agreement and Declaration of Trust dated as of July 27, 2000. At a special meeting of shareholders held on January 26, 2001, the shareholders of the Cova Series Trust approved the reorganization of the Funds of the Cova Series Trust as Portfolios of the Trust pursuant to an Agreement and Plan of Reorganization between the Trust and Cova Series Trust dated as of December 8, 2000. At a special meeting of shareholders held on January 26, 2001, the shareholders of Security First Trust approved the reorganization of the Series of the Security First Trust as Portfolios of the Trust pursuant to an Agreement and Plan of Reorganization between the Trust and Security First Trust dated as of December 8, 2000.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. Security Valuation - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4.00:02, the NOCP is set by reviewing the last eligible sale price. The NOCP is reviewed against the bid or ask prices at that time. If the NOCP is outside the bid and the ask prices then the official closing price will be "normalized" to the bid or ask price. Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. In the case of any securities which are not actively trade or are restricted as to resale, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Board of Trustees. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The PIMCO Money Market Portfolio values its investments using amortized cost. With respect to Portfolios other than the PIMCO Money Market Portfolio, foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange that will not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, theses securities will be valued at their fair value according to procedures decided upon in good faith by the Trust's Board of Trustees. Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003



2. Significant Accounting Policies - continued

B. Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolios may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolios segregate assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. Investment Income and Expenses - Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded when earned or incurred, respectively. Foreign income and foreign capital gains realized on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Premium and discount on securities purchased are amortized and accreted, respectively, to interest income using the interest method.

D. Federal Income Taxes - The Trust's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, to its shareholders. Accordingly, the Portfolios have not recorded a provision for federal income taxes. In addition, any Portfolios subject to federal excise tax regulations will distribute substantially all of their net investment income and net capital gains, if any, in each calendar year in order to avoid the payment of federal excise taxes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes.

The Portfolios utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2003, the accumulated capital loss carryforwards and expiration dates by the Portfolios were as follows:

                                                            Expiring    Expiring    Expiring    Expiring    Expiring
Portfolio                                         Total    12/31/2011  12/31/2010  12/31/2009  12/31/2008  12/31/2007
---------                                      ----------- ----------- ----------- ----------- ----------- ----------

Met/AIM Small Cap Growth Portfolio             $ 1,311,826 $         0 $ 1,311,826 $         0 $         0 $        0

Janus Aggressive Growth Portfolio *              9,284,679           0   3,200,647   4,963,859   1,120,173          0

J.P. Morgan Select Equity Portfolio             43,056,108  11,292,859  19,278,948  12,484,301           0          0

Lord Abbett Bond Debenture Portfolio            31,186,747           0           0  13,543,143  14,798,015  2,845,589

Lord Abbett Growth and Income Portfolio **      61,073,061  17,378,060  16,316,570  27,378,431           0          0

Lord Abbett Growth Opportunities Portfolio ***   5,403,027           0   5,403,027           0           0          0

MFS Research International Portfolio ****       14,966,512           0   6,377,357   8,589,155           0          0

PIMCO Total Return Portfolio                     1,659,570   1,659,570           0           0           0          0

Met/Putnam Capital Opportunities Portfolio      12,379,397           0  12,179,845     199,552           0          0

Met/Putnam Research Portfolio                    8,390,210           0   3,562,723   4,827,487           0          0

T. Rowe Price Mid-Cap Growth Portfolio          18,741,851           0  18,741,851           0           0          0

* Janus Aggressive Growth Fund acquired losses of $7,266,413 in the merger with Janus Growth Portfolio on April 28th, 2003 which are subject to an annual limitation of $1,021,923.
** Lord Abbett Growth and Income Portfolio acquired losses of $36,551,530 in the merger with J.P. Morgan Enhanced Index Portfolio on April 28th 2003 which are subject to an annual limitation of $5,221,647.
*** Lord Abbett Growth Opportunities acquired losses of $5,789,957 in the merger with Lord Abbett Developing Growth Portfolio on April 28th 2003 which are subject to an annual limitation of $771,861
**** MFS Research International Portfolio acquired losses of $16,413,372 in the merger with J.P. Morgan International Equity Portfolio on April 28th 2003 which are subject to an annual limitation of $2,138,073.

E. Distribution of Income and Gains - Each Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually (except in the case of the PIMCO Money Market Portfolio which declares distributions daily and pays monthly).

F. Futures Contracts - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities.

Upon entering into a futures contract, the Portfolios (except for PIMCO Money Market Portfolio and Third Avenue Small Cap Value Portfolio which do not enter into futures contracts) are required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003


2. Significant Accounting Policies - continued

the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

G. Options Contracts - A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Portfolios (except for PIMCO Money Market Portfolio and Third Avenue Small Cap Value Portfolio) to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. This loss can be greater than premium received. In addition, the Portfolio could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

H. Forward Foreign Currency Contracts - Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth Portfolio, Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, J.P. Morgan Quality Bond Portfolio, Lord Abbett America's Value Portfolio, MFS Research International Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Innovation Portfolio, PIMCO Total Return Portfolio, Met/Putnam Research Portfolio, Third Avenue Small Cap Value Portfolio and T. Rowe Price Mid-Cap Growth Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

I. Security Lending - The Portfolios may lend their securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the Agent), in the State Street Navigator Securities Lending Prime

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003


2. Significant Accounting Policies - continued

Portfolio which is a money market fund registered under the Investment Company Act of 1940, as amended (the "1940 Act"). A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio.

J. Foreign Currency Translation - Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the period. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

K. Short Sales - The Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth, Janus Aggressive Growth, Lord Abbett America's Value, MFS Research International, PIMCO Inflation Protected Bond, PIMCO Total Return, Met/Putnam Capital Opportunities and T. Rowe Price Mid-Cap Growth Portfolios may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The PIMCO Total Return and PIMCO Inflation Protected Bond Portfolios may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that (i) the amount segregated, or earmark, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

L. Swap Agreements - Among the strategic transactions into which the Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, J.P. Morgan Quality Bond Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Inflation Protected Bond Portfolio and PIMCO Total Return Portfolio, may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio may enter into these transactions primarily to manage its exposure to interest rates, to protect against currency fluctuations, or to preserve a return or spread on a particular investment. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

A portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.

A portfolio will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Portfolio's net obligations, if any. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003


2. Significant Accounting Policies - continued

In addition the PIMCO Inflation Protected Bond Portfolio and the PIMCO Total Return Portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk--the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

Swap agreements are marked daily by prices that are retrieved from independent pricing platforms (e.g. Bloomberg) or from brokers. Fair values will be provided if independent prices are unavailable. The change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments are included as part of interest income on the Statements of Operations.

M. Repurchase Agreements - The Portfolios may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

N. Forward Commitments, When-Issued and Delayed Delivery Securities - All Portfolios except the PIMCO Money Market Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

O. Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Brokerage ("SSB"). Under this arrangement, the Portfolios direct certain trades to SSB in return for a recapture credit. SSB will either issue a cash rebate to the Portfolio or to a third-party service provider. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statements of Operations of each respective Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

The Trust is managed by Met Investors Advisory LLC (the "Manager") which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. The Manager has entered into advisory agreements with AIM Capital Management, Inc., Harris Associates L.P., Janus Capital Management LLC, J.P. Morgan Investment Management Inc., Lord, Abbett & Co. LLC, Massachusetts Financial Services Company, OppenheimerFunds Inc., Pacific Investment Management Company LLC, PIMCO Equity Advisors LLC, Putnam Investment Management LLC, Third Avenue Management LLC, and T. Rowe Price Associates, Inc. (the "Advisers") for investment advisory services in connection with the investment management of the Portfolios.

Subject to the supervision and direction of the Trustees of the Trust, the Manager supervises the Advisers and has full discretion with respect to the retention or renewal of the advisory agreements. The Manager pays the Advisers a fee based on the Portfolio's average daily net assets.

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003


3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolios' investment advisory agreement, the Portfolios pay the Manager a monthly fee based upon annual rates applied to each of the Portfolios' average daily net assets as follows:

                                            Management Fees
                                               earned by
                                              the Manager
                                           For the year ended
                                              December 31,
Portfolio                                         2003        % per annum         Average Daily Assets
---------                                  ------------------ ----------- ------------------------------------

Met/AIM Mid Cap Core Equity Portfolio         $  884,138        0.75%     All

Met/AIM Small Cap Growth Portfolio             1,076,516        0.90%     All

Harris Oakmark International Portfolio         1,058,799        0.85%     All

Janus Aggressive Growth Portfolio              1,101,773        0.80%     First $100 Million

                                                                0.75%     Over $100 Million up to $500 Million

                                                                0.70%     Over $500 Million

J.P. Morgan Quality Bond Portfolio               888,500        0.55%     First $75 Million

                                                                0.50%     Over $75 Million

J.P. Morgan Select Equity Portfolio              738,931        0.65%     First $50 Million

                                                                0.60%     Over $50 Million

Lord Abbett America's Value Portfolio*            20,896        0.65%     First $500 Million

                                                                0.60%     Over $500 Million

Lord Abbett Bond Debenture Portfolio           3,971,116        0.60%     All

Lord Abbett Growth and Income Portfolio        9,092,357        0.60%     First $800 Million

                                                                0.55%     Over $800 Million up to $1.5 Billion

                                                               0.450%     Over $1.5 Billion

Lord Abbett Growth Opportunities Portfolio       269,004        0.70%     First $200 Million

                                                                0.65%     Over $200 Million up to $500 Million

                                                               0.625%     Over $500 Million

Lord Abbett Mid-Cap Value Portfolio            1,028,597        0.70%     First $200 Million

                                                                0.65%     Over $200 Million up to $500 Million

                                                               0.625%     Over $500 Million

MFS Research International Portfolio           1,262,462        0.80%     First $200 Million

                                                                0.75%     Over $200 Million up to $500 Million

                                                                0.70%     Over $500 Million up to $1 Billion

                                                                0.65%     Over $1 Billion

Oppenheimer Capital Appreciation Portfolio     1,814,031        0.65%     First $150 Million

                                                               0.625%     Over $150 Million up to $300 Million

                                                                0.60%     Over $300 Million up to $500 Million

                                                                0.55%     Over $500 Million

PIMCO Inflation Protected Bond Portfolio*        747,433        0.50%     All

PIMCO Innovation Portfolio                       623,323        0.95%     All

PIMCO Money Market Portfolio                     726,163        0.40%     All

PIMCO Total Return Portfolio                   4,621,218        0.50%     All

Met/Putnam Capital Opportunities Portfolio       409,728        0.85%     All

Met/Putnam Research Portfolio                    652,740        0.80%     First $250 Million

                                                                0.75%     Over $250 Million

Third Avenue Small Cap Value Portfolio         1,061,936        0.75%     All

T. Rowe Price Mid-Cap Growth Portfolio         1,356,903        0.75%     All

* For the period from 5/1/2003 (Commencement of operations) through 12/31/2003

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003



3. Investment Management Agreement and Other Transactions with Affiliates - continued
State Street provides Custodian, Administration and Transfer Agency services to the Trust.

MetLife Investors Variable Annuity Account One, MetLife Investors Variable Annuity Account Eight and MetLife Investors Variable Life Account One are separate accounts of MetLife Investors Insurance Company. MetLife Investors Variable Annuity Account Five and MetLife Investors Variable Life Account Five are separate accounts of MetLife Investors Insurance Company of California. MetLife Investors USA Separate Account A is a separate account of MetLife Investors USA Insurance Company. First MetLife Investors Variable Annuity Account One is a separate account of First MetLife Investors Insurance Company. As of December 31, 2003, MetLife Investors Insurance Company, MetLife Investors Insurance Company of California, MetLife Investors USA Insurance Company, First MetLife Investors Insurance Company, Metropolitan Life Insurance Company, Metropolitan Life Insurance Company--Zenith Variable Annuity, MetLife Investors Group--Security Savings Plan 401k, New England Life Insurance Company, New England Life Insurance Company--Zenith Variable Annuity, and General American Life Insurance Company owned all the shares of beneficial interest of the Portfolios.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of each Portfolio until April 30, 2004 (excluding the J.P. Morgan Select Equity Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Mid-Cap Value Portfolio, PIMCO Money Market Portfolio, PIMCO Total Return Portfolio and the Met/Putnam Capital Opportunities Portfolio). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of each Portfolio's average daily net assets:

                                                                         Expenses Deferred in
                                                                      --------------------------
                                                                        2001     2002     2003
                                                                      -------- -------- --------
                                              Maximum Expense Ratio      Subject to repayment
                                              under current Expense             until
                                              Limitation Agreement           December 31,
                                            ----------------------    --------------------------
Portfolio                                   Class A  Class B Class E    2006     2007     2008
---------                                   -------  ------- -------  -------- -------- --------

Met/AIM Mid Cap Core Equity Portfolio        0.95%    1.20%   1.10%   $     -- $122,843 $     --

Met/AIM Small Cap Growth Portfolio           1.05%    1.30%   1.20%     53,284  260,811  113,088

Harris Oakmark International Portfolio       1.20%    1.45%   1.35%         --   70,893       --

Janus Aggressive Growth Portfolio            0.90%    1.15%   1.05%    182,754  159,172       --

J.P. Morgan Enhanced Index Portfolio*         N/A      N/A     N/A          --  153,964   35,629

J.P. Morgan International Equity Portfolio*   N/A      N/A     N/A      90,398  191,183   70,165

J.P. Morgan Quality Bond Portfolio           0.70%    0.95%   0.85%**  109,837  162,747       --

Lord Abbett America's Value Portfolio        0.80%**  1.05%   0.95%**       --       --   76,985

Lord Abbett Bond Debenture Portfolio         0.75%    1.00%   0.90%         --       --       --

Lord Abbett Developing Growth Portfolio*      N/A      N/A     N/A      84,349  119,049   54,030

Lord Abbett Growth and Income Portfolio       N/A      N/A     N/A          --  225,941       --

Lord Abbett Growth Opportunities Portfolio   0.90%    1.15%   1.05%**  175,679  124,154  102,238

MFS Research International Portfolio         1.10%    1.35%   1.25%    322,886  326,312  185,166

Oppenheimer Capital Appreciation Portfolio   0.75%    1.00%   0.90%**  109,170  132,940       --

PIMCO Inflation Protected Bond Portfolio     0.70%    0.95%   0.85%**       --       --   16,207

PIMCO Innovation Portfolio                   1.10%    1.35%   1.25%    219,301  171,885   75,381

PIMCO Money Market Portfolio                  N/A      N/A     N/A     142,951   78,237   13,354

Met/Putnam Research Portfolio                0.90%    1.15%   1.05%**  176,669  152,623  118,946

Third Avenue Small Cap Value Portfolio       1.00%    1.25%   1.15%**       --       --       --

T. Rowe Price Mid-Cap Growth Portfolio       0.95%    1.20%   1.10%    147,135  202,596       --

* Portfolios merged into other portfolios within the Trust. Any repayment will be paid from surviving portfolios. See note 12.
** Class not offered 12/31/2003

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003



3. Investment Management Agreement and Other Transactions with Affiliates - continued
Certain Portfolios (detailed below) changed expense ratios effective May 1, 2003:

                                                   Maximum Expense Ratio
                                                    under prior Expense
                                                   Limitation Agreement
       -                                          ----------------------
       Portfolio                                  Class A Class B Class E
       ---------                                  ------- ------- -------

       Met/AIM Mid-Cap Core Equity Portfolio       0.90%   1.15%   1.05%

       Harris Oakmark International Portfolio      1.10%   1.35%   1.25%

       Janus Aggressive Growth Portfolio           0.85%   1.10%   1.00%

       J.P. Morgan Quality Bond Portfolio          0.60%   0.85%   0.75%

       Lord Abbett Bond Debenture Portfolio        0.70%   0.95%   0.85%

       Lord Abbett Growth and Income Portfolio     0.65%   0.90%   0.80%

       Lord Abbett Growth Opportunities Portfolio  0.85%   1.10%   1.00%

       Lord Abbett Mid-Cap Value Portfolio         0.90%   1.15%   1.05%

       MFS Research International Portfolio        1.00%   1.25%   1.15%

       PIMCO Money Market Portfolio                0.50%   0.75%   0.65%

       PIMCO Total Return Portfolio                0.65%   0.90%   0.80%

       Met/Putnam Research Portfolio               0.85%   1.10%   1.00%

       Third Avenue Small Cap Value Portfolio      0.95%   1.20%   1.10%

       T. Rowe Price Mid-Cap Growth Portfolio      0.80%   1.05%   0.95%

If in any year in which the Management Agreement is still in effect, the estimated aggregate total annual Operating Expenses of such Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, (subject to approval by the Trust's Board of Trustees) the Manager shall be entitled to reimbursement by such Portfolio, subject to approval by the Trust's Board of Trustees, to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolios are not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred. Amounts payable to the Manager at December 31, 2003, under this agreement are combined with investment advisory fee payable.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of MetLife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of each Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average daily net assets of a Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of a Portfolio attributable to its' Class B and Class E shares, respectively. Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E shares for such entities' fees or expenses incurred or paid in that regard.

During the year ended December 31, 2003 the following Portfolios paid brokerage commissions to affiliated brokers/dealers:

Portfolio                                         Affiliate            Commission
---------                                         ---------            ----------

Harris Oakmark International Portfolio Harris Associates Securities LP  $  2,395

Third Avenue Small Cap Value Portfolio M. J. Whitman LLC                 657,549

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003



4. Shares of Beneficial Interest

Transactions in shares of beneficial interest for the year or period ended noted below were as follows:

                                                             Shares Issued    Shares Issued             Net Increase
                                                             in Connection    Through                   (Decrease) in
                                       Beginning  Shares     with Acquisition Dividend      Shares      Shares        Ending
                                       Shares     Sold       (Note 12)        Reinvestment  Repurchased Outstanding   Shares
Met/AIM Mid Cap Core Equity Portfolio  ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class A
  12/31/2003                              428,695    282,305           --          3,148      (352,007)     (66,554)     362,141
  01/03/2002 - 12/31/2002                      --    430,450           --            516        (2,271)      428,695     428,695
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class B
  12/31/2003                            3,338,502 14,202,681           --        134,870      (447,835)   13,889,716  17,228,218
  12/31/2002                              411,418  3,414,200           --          2,663      (489,779)    2,927,084   3,338,502
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class E
  12/31/2003                              434,774  1,214,883           --         12,682       (56,381)    1,171,184   1,605,958
  04/01/2002 - 12/31/2002                      --    548,759           --            452      (114,437)      434,774     434,774
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------
Met/AIM Small Cap Growth Portfolio     ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class A
  12/31/2003                              777,758    541,035           --             --      (801,124)    (260,089)     517,669
  01/03/2002 - 12/31/2002                      --    822,154           --             --       (44,396)      777,758     777,758
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class B
  12/31/2003                            5,462,796 13,082,731           --             --    (1,300,671)   11,782,060  17,244,856
  12/31/2002                              641,906  5,433,207           --             --      (612,317)    4,820,890   5,462,796
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class E
  12/31/2003                              203,685    896,778           --             --      (381,039)      515,739     719,424
  04/01/2002 - 12/31/2002                      --    536,177           --             --      (332,492)      203,685     203,685
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------
Harris Oakmark International Portfolio ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class A
  12/31/2003                              535,641    779,494           --          8,058      (620,579)      166,973     702,614
  01/03/2002 - 12/31/2002                      --    535,846           --            797        (1,002)      535,641     535,641
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class B
  12/31/2003                            2,015,362 22,848,205           --        256,203      (793,431)   22,310,977  24,326,339
  12/31/2002                              530,566  2,503,692           --          1,910    (1,020,806)    1,484,796   2,015,362
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class E
  12/31/2003                              172,860  2,568,149                      21,758      (767,887)    1,822,020   1,994,880
  04/01/2002 - 12/31/2002                      --    238,086           --            223       (65,449)      172,860     172,860
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------
Janus Aggressive Growth Portfolio      ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class A
  12/31/2003                              506,384    619,922    2,479,616             --      (775,779)    2,323,759   2,830,143
  01/03/2002 - 12/31/2002                      --    506,161           --            304           (81)      506,384     506,384
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class B
  12/31/2003                            8,766,860 26,884,475    1,148,231             --      (647,783)   27,384,923  36,151,783
  12/31/2002                            2,055,236  7,405,716           --            403      (694,495)    6,711,624   8,766,860
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class E
  04/18/2003 - 12/31/2003                      --    299,543      352,762             --       (70,220)      582,085     582,085
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------
J.P. Morgan Quality Bond Portfolio     ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class A
  12/31/2003                           11,364,340    415,025           --        391,789    (2,415,349)  (1,608,535)   9,755,805
  12/31/2002                           11,040,765  1,508,736           --        514,119    (1,699,280)      323,575  11,364,340
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class B
  12/31/2003                            2,609,032  2,219,191           --        187,332      (193,398)    2,213,125   4,822,157
  12/31/2002                              637,441  1,943,322           --        114,874       (86,605)    1,971,591   2,609,032
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003


4. Shares of Beneficial Interest - continued

                                                              Shares Issued    Shares Issued             Net Increase
                                                              in Connection    Through                   (Decrease) in
                                        Beginning  Shares     with Acquisition Dividend      Shares      Shares        Ending
                                        Shares     Sold       (Note 12)        Reinvestment  Repurchased Outstanding   Shares
J.P. Morgan Select Equity Portfolio     ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class A
  12/31/2003                            11,480,415     20,382           --          53,210   (1,804,134)  (1,730,542)   9,749,873
  12/31/2002                            14,750,515     29,316           --          86,656   (3,386,072)  (3,270,100)  11,480,415
------------------------                ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class B
  12/31/2003                               718,404     91,164           --           2,869      (47,964)       46,069     764,473
  12/31/2002                               412,143    334,061           --           5,008      (32,808)      306,261     718,404
------------------------                ---------- ---------- ---------------- ------------- ----------- ------------- ----------
Lord Abbett America's Value Portfolio   ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class B
  5/1/2003 - 12/31/2003                         --    757,123           --          17,879      (14,534)      760,468     760,468
------------------------                ---------- ---------- ---------------- ------------- ----------- ------------- ----------
Lord Abbett Bond Debenture Portfolio    ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class A
  12/31/2003                            19,736,383  2,436,588           --         316,684   (3,006,447)    (253,175)  19,483,208
  12/31/2002                            13,741,213    664,778    7,005,648       1,232,926   (2,908,182)    5,995,170  19,736,383
------------------------                ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class B
  12/31/2003                            19,347,224 45,901,571           --         994,186   (2,896,258)   43,999,499  63,346,723
  12/31/2002                             2,836,074 17,871,836           --         494,812   (1,855,498)   16,511,150  19,347,224
------------------------                ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class E
  12/31/2003                               243,035  2,053,109           --          29,394     (422,715)    1,659,788   1,902,823
  04/01/2002 - 12/31/2002                       --    217,793       32,855              81       (7,694)      243,035     243,035
------------------------                ---------- ---------- ---------------- ------------- ----------- ------------- ----------
Lord Abbett Growth and Income Portfolio ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class A
  12/31/2003                            47,207,857    349,332    5,782,283         562,101   (6,060,181)      632,535  47,841,392
  12/31/2002                            48,113,587    625,555           --       3,910,014   (5,441,299)    (905,730)  47,207,857
------------------------                ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class B
  12/31/2003                            17,964,532 26,494,832      249,263         249,106     (449,478)   26,543,723  44,508,255
  12/31/2002                             3,947,018 12,670,776           --       1,444,447      (97,709)   14,017,514  17,964,532
------------------------                ---------- ---------- ---------------- ------------- ----------- ------------- ----------
Lord Abbett Growth Opportunities
 Portfolio                              ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class A
  12/31/2003                               561,210    287,670    2,703,556              --     (561,406)    2,429,820   2,991,030
  12/31/2002                                97,317    507,878           --              --      (43,985)      463,893     561,210
------------------------                ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class B
  12/31/2003                             2,024,805    550,052      652,415              --     (216,012)      986,455   3,011,260
  12/31/2002                               943,720  1,415,851           --              --     (334,766)    1,081,085   2,024,805
------------------------                ---------- ---------- ---------------- ------------- ----------- ------------- ----------
Lord Abbett Mid-Cap Value Portfolio     ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class A
  12/31/2003                             5,138,713    340,333           --         106,303     (487,607)     (40,971)   5,097,742
  12/31/2002                             4,508,997    847,447           --         232,378     (450,109)      629,716   5,138,713
------------------------                ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class B
  12/31/2003                             3,598,974  1,983,088           --         112,318      (45,486)    2,049,920   5,648,894
  12/31/2002                             1,019,278  2,435,256           --         159,602      (15,162)    2,579,696   3,598,974
------------------------                ---------- ---------- ---------------- ------------- ----------- ------------- ----------
MFS Research International Portfolio    ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class A
  12/31/2003                             1,252,032    868,603    6,123,890          36,090   (1,420,710)    5,607,873   6,859,905
  12/31/2002                               440,114  1,925,320           --           2,095   (1,115,497)      811,918   1,252,032
------------------------                ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class B
  12/31/2003                             8,979,538 15,429,499      210,873         120,805   (5,745,455)   10,015,722  18,995,260
  12/31/2002                             1,736,568  9,694,490           --          10,569   (2,462,089)    7,242,970   8,979,538
------------------------                ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class E
  12/31/2003                               239,795    514,508           --           4,358      (56,151)      462,715     702,510
  12/31/2002                                 1,907    252,695           --             366      (15,173)      237,888     239,795
------------------------                ---------- ---------- ---------------- ------------- ----------- ------------- ----------

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003


4. Shares of Beneficial Interest - continued

                                                         Shares Issued    Shares Issued               Net Increase
                                                         in Connection    Through                     (Decrease) in
                                 Beginning   Shares      with Acquisition Dividend      Shares        Shares        Ending
                                 Shares      Sold        (Note 12)        Reinvestment  Repurchased   Outstanding   Shares
Oppenheimer Capital Appreciation
 Portfolio                       ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class A
  12/31/2003                         107,094      27,163        --                 --       (106,161)     (78,998)       28,096
  01/03/2002 - 12/31/2002                 --     300,637        --                 54       (193,597)      107,094      107,094
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class B
  12/31/2003                      18,967,760  47,586,120        --                 --        (85,300)   47,500,820   66,468,580
  12/31/2002                       3,144,020  16,387,613        --                649       (564,522)   15,823,740   18,967,760
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------
PIMCO Inflation Protected Bond
 Portfolio                       ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class A
  05/01/2003 - 12/31/2003                 --     109,164        --              2,695            (99)      111,760      111,760
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class B
  05/01/2003 - 12/31/2003                 --  36,016,510        --            790,694     (1,227,897)   35,579,307   35,579,307
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------
PIMCO Innovation Portfolio       ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class A
  12/31/2003                       4,239,751  11,776,642        --                 --     (6,238,466)    5,538,176    9,777,927
  12/31/2002                       2,597,240   9,063,745        --                 --     (7,421,234)    1,642,511    4,239,751
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class B
  12/31/2003                       5,002,191  10,986,748        --                 --     (2,477,141)    8,509,607   13,511,798
  12/31/2002                       1,555,330   4,465,088        --                 --     (1,018,227)    3,446,861    5,002,191
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class E
  12/31/2003                         391,985   3,252,487        --                 --       (410,739)    2,841,748    3,233,733
  12/31/2002                           1,908     420,260        --                 --        (30,183)      390,077      391,985
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------
PIMCO Money Market Portfolio     ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class A
  12/31/2003                           4,823  16,078,401        --             26,703    (10,856,104)    5,249,000    5,253,823
  01/03/2002 - 12/31/2002                 --   4,755,920        --              6,052     (4,757,149)        4,823        4,823
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class B
  12/31/2003                     128,542,580 221,367,123        --            744,955   (181,235,075)   40,877,003  169,419,583
  12/31/2002                      26,558,306 176,836,037        --            740,620    (75,592,383)  101,984,274  128,542,580
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------
PIMCO Total Return Portfolio     ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class A
  12/31/2003                      13,670,264   5,767,117        --            346,229     (3,029,405)    3,093,941   16,754,205
  12/31/2002                       5,711,544   9,717,255        --                 --     (1,758,535)    7,958,720   13,670,264
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class B
  12/31/2003                      37,877,688  50,149,451        --          1,511,437    (12,084,660)   39,576,228   77,453,916
  12/31/2002                       4,467,579  34,615,075        --                 --     (1,204,966)   33,410,109   37,877,688
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class E
  12/31/2003                       2,581,495   8,230,893        --            205,689       (696,848)    7,739,734   10,321,229
  12/31/2002                           8,495   2,632,163        --                 --        (59,163)    2,573,000    2,581,495
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------
Met/Putnam Capital Opportunities
 Portfolio                       ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class A
  12/31/2003                       5,090,538      27,928        --                 --       (918,701)    (890,773)    4,199,765
  12/31/2002                       6,538,232     116,788        --              5,144     (1,569,626)  (1,447,694)    5,090,538
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class B
  12/31/2003                         225,283      65,426        --                 --        (39,290)       26,136      251,419
  12/31/2002                          79,567     167,386        --                159        (21,829)      145,716      225,283
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003


4. Shares of Beneficial Interest - continued

                                                             Shares Issued    Shares Issued             Net Increase
                                                             in Connection    Through                   (Decrease) in
                                       Beginning  Shares     with Acquisition Dividend      Shares      Shares        Ending
                                       Shares     Sold       (Note 12)        Reinvestment  Repurchased Outstanding   Shares
Met/Putnam Research Portfolio          ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class A
  12/31/2003                            4,142,922     56,418        --               860    (1,332,558)  (1,275,282)   2,867,640
  12/31/2002                            4,362,132  1,104,705        --            20,833    (1,344,748)    (219,210)   4,142,922
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class B
  12/31/2003                            5,276,904  7,127,679        --                --    (1,007,074)    6,120,605  11,397,509
  12/31/2002                            2,789,804  4,209,569        --            22,244    (1,744,713)    2,487,100   5,276,904
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------
Third Avenue Small Cap Value Portfolio ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class A
  12/31/2003                              501,011     87,619        --             5,110       (63,360)       29,369     530,380
  05/01/2002 - 12/31/2002                      --    499,105        --             1,911            (5)      501,011     501,011
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class B
  12/31/2003                            4,036,604 22,669,156        --           217,592      (395,157)   22,491,591  26,528,195
  05/01/2002 - 12/31/2002                      --  4,122,830        --            13,570       (99,796)    4,036,604   4,036,604
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------
T. Rowe Price Mid-Cap Growth Portfolio ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class A
  12/31/2003                            3,432,300  3,028,605        --                --    (1,009,088)    2,019,517   5,451,817
  12/31/2002                            1,613,814  2,691,894        --            19,899      (893,307)    1,818,486   3,432,300
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class B                                                                                                         --
  12/31/2003                           13,488,219 35,743,200        --                --      (706,290)   35,036,910  48,525,129
  12/31/2002                            2,809,295 11,513,178        --            75,355      (909,609)   10,678,924  13,488,219
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------

  Class E
  12/31/2003                              450,608  1,279,932        --                --       (28,728)    1,251,204   1,701,812
  12/31/2002                                3,400    489,886        --             2,532       (45,210)      447,208     450,608
------------------------               ---------- ---------- ---------------- ------------- ----------- ------------- ----------

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003



5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2003 were as follows:

                                                     Purchases                        Sales
                                           ------------------------------ ------------------------------
                                           U.S. Government Non-Government U.S. Government Non-Government
                                           --------------- -------------- --------------- --------------

Met/AIM Mid Cap Core Equity Portfolio      $           --   $163,249,915  $           --   $ 34,982,401

Met/AIM Small Cap Growth Portfolio                     --    142,816,413              --     32,191,174

Harris Oakmark International Portfolio                       257,676,693                     26,710,798

Janus Aggressive Growth Portfolio                      --    277,441,389              --    122,867,800

J.P. Morgan Quality Bond Portfolio            958,445,116     68,727,807     945,626,722     66,034,611

J.P. Morgan Select Equity Portfolio                    --     93,202,149              --    108,287,346

Lord Abbett America's Value Portfolio                  --     10,192,108              --      2,525,758

Lord Abbett Bond Debenture Portfolio            7,568,894    715,477,987       2,502,485    226,292,129

Lord Abbett Growth & Income Portfolio                  --    951,200,123              --    572,980,547

Lord Abbett Growth Opportunities Portfolio             --     48,117,694              --     45,319,793

Lord Abbett Mid-Cap Value Portfolio                    --     52,760,806              --     26,692,695

MFS Research International Portfolio                   --    229,289,289              --    148,827,983

Oppenheimer Capital Appreciation Portfolio             --    410,695,045              --     95,992,795

PIMCO Inflation Protected Bond Portfolio    2,697,646,535     44,795,697   2,320,045,482      4,617,189

PIMCO Innovation Portfolio                             --    265,155,595              --    194,130,323

PIMCO Total Return Portfolio                5,730,551,578    390,320,284   4,292,757,772    259,022,167

Met/Putnam Capital Opportunities Portfolio             --    109,797,559              --    117,557,990

Met/Putnam Research Portfolio                          --    132,951,991              --    101,990,323

Third Avenue Small Cap Value Portfolio                 --    185,783,639              --     17,561,131

T. Rowe Price Mid-Cap Growth Portfolio                 --    299,265,312              --     97,307,326

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003



5. Investment Transactions - continued
At December 31, 2003, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Portfolio was as follows:

                                              Federal        Gross                      Net Unrealized
                                               Income      Unrealized  Gross Unrealized Appreciation/
Portfolio                                     Tax Cost    Appreciation  (Depreciation)  (Depreciation)
---------                                  -------------- ------------ ---------------- --------------

Met/AIM Mid Cap Core Equity Portfolio      $  231,453,468 $ 28,794,003   $   (424,449)   $ 28,369,554

Met/AIM Small Cap Growth Portfolio            236,322,616   40,267,795     (1,625,679)     38,642,116

Harris Oakmark International Portfolio        290,272,388   49,301,706             (5)     49,301,701

Janus Aggressive Growth Portfolio             261,746,558   36,288,136       (737,768)     35,550,368

J.P. Morgan Quality Bond Portfolio            247,742,807    4,023,723       (595,775)      3,427,948

J.P. Morgan Select Equity Portfolio           119,172,890   15,624,851     (2,296,846)     13,328,005

Lord Abbett America's Value Portfolio           8,253,162      882,609        (20,483)        862,126

Lord Abbett Bond Debenture Portfolio        1,061,851,733   64,261,455     (6,355,906)     57,905,549

Lord Abbett Growth and Income Portfolio     2,073,986,492  340,574,343    (38,620,442)    301,953,901

Lord Abbett Growth Opportunities Portfolio     53,422,951    8,366,678       (913,397)      7,453,281

Lord Abbett Mid-Cap Value Portfolio           163,971,557   37,161,327     (4,301,593)     32,859,734

MFS Research International Portfolio          238,649,228   42,315,591     (1,189,923)     41,125,668

Oppenheimer Capital Appreciation Portfolio    531,665,944   64,748,126       (631,496)     64,116,630

PIMCO Inflation Protected Bond Portfolio      747,168,941    2,332,633        (37,636)      2,294,997

PIMCO Innovation Portfolio                    142,842,538    7,757,070     (2,757,368)      4,999,702

PIMCO Total Return Portfolio                1,497,669,715    5,539,138     (3,980,538)      1,558,600

Met/Putnam Capital Opportunities Portfolio     51,320,311    6,719,419       (388,030)      6,331,389

Met/Putnam Research Portfolio                 103,640,936    9,662,952       (246,192)      9,416,760

Third Avenue Small Cap Value Portfolio        312,901,687   51,998,621       (155,438)     51,843,183

T. Rowe Price Mid-Cap Growth Portfolio        347,785,385   53,616,054     (1,659,663)     51,956,391

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003



6. Security Lending

As of December 31, 2003, certain Portfolios had loaned securities which were collateralized by short term investments. The value of the securities on loan and the value of the related collateral were as follows:

                                                      Value of Securities Value of Collateral
                                                      ------------------- -------------------

Met/AIM Mid-Cap Core Equity Portfolio                    $ 12,786,962        $ 13,165,834

Met/AIM Small Cap Growth Portfolio                         47,548,370          49,188,898

Harris Oakmark International Portfolio                     18,490,671          19,276,250

Janus Aggressive Growth Portfolio                          19,959,134          20,617,119

J.P. Morgan Quality Bond Portfolio                          9,073,902           9,263,199

Lord Abbett Bond Debenture Portfolio                      112,535,144         114,790,967

Lord Abbett Growth and Income Portfolio                   109,440,157         111,948,956

Lord Abbett Growth Opportunities Portfolio                  5,142,831           5,288,145

Lord Abbett Mid-Cap Value Portfolio                         5,879,003           6,105,625

MFS Research International Portfolio                       16,749,921          17,607,807

Oppenheimer Capital Appreciation Portfolio                 35,413,561          36,144,381

PIMCO Innovation Portfolio                                 17,920,798          18,487,875

PIMCO Total Return Portfolio                              300,436,271         306,667,514

Met/Putnam Capital Opportunities Portfolio                  3,705,561           3,819,930

Third Avenue Small Cap Value Portfolio                     45,922,868          47,765,819

T. Rowe Price Mid-Cap Growth Portfolio                     35,762,915          36,824,938

7. Futures Contracts

The futures contracts outstanding as of December 31, 2003 and the description and unrealized appreciation or depreciation were as follows:


                                                                                            Number of   Notional
                                                Description               Expiration Date   Contracts    Value
                                     ---------------------------------- ------------------- --------- ------------

Met/AIM Small Cap Growth Portfolio:  Russell 2000 Index Futures         March 2004--Long         7    $  1,950,200
J.P. Morgan Quality Bond Portfolio:  U.S. Treasury Note 5 Year Futures  March 2004--Long         7         781,375
                                     U.S. Treasury Note 2 Year Futures  March 2004--Long         62     13,270,906
                                     U.S. Treasury Bonds Futures        March 2004--Long          5        546,562
                                     U.S. Treasury Note 10 Year Futures March 2004--Short     (186)    (20,881,406)

J.P. Morgan Select Equity Portfolio: S&P Index Futures                  March 2004--Long         5       1,388,250

PIMCO Inflation Protected Bond
  Portfolio:                         Euro Dollar Futures                March 2004--Short       (5)     (1,234,687)

PIMCO Total Return Portfolio:        Euro Dollar Futures                December 2005--Long    450     108,382,500

                                     Germany Federal Republic Bonds
                                       10 Year Futures                  March 2004--Long     1,178     167,895,152

                                     Germany Federal Republic Bonds
                                       5 Year Futures                   March 2004--Long       203      28,270,252

                                     U.S. Treasury Note 10 Year Futures March 2004--Long     2,656     298,177,500

                                     U.S. Treasury Note 5 Year Futures  March 2004--Long       190      21,208,750

                                     Libor Futures                      December 2004--Long     73      15,511,627

                                     U.S. Treasury Bonds Futures        March 2004--Short     (220)    (24,048,750)

                                       Unrealized
                                     Appreciation/
                                     (Depreciation)
                                     --------------

Met/AIM Small Cap Growth Portfolio:   $   42,651
J.P. Morgan Quality Bond Portfolio:          658
                                           71,026
                                           (3,951)
                                          (35,400)

J.P. Morgan Select Equity Portfolio:      48,601

PIMCO Inflation Protected Bond
  Portfolio:                              (1,375)

PIMCO Total Return Portfolio:            458,437


                                       2,744,285


                                          61,549

                                       4,473,141

                                         168,562

                                          37,464

                                        (347,992)

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003



8. Forward Foreign Currency Contracts

Open forward foreign currency contracts at December 31, 2003, were as follows:

PIMCO Total Return Portfolio

Forward Foreign Currency Contracts to Buy:

                                                                     Net Unrealized
                                           Value at      In Exchange Appreciation/
  Settlement Date Contracts to Deliver December 31, 2003 for U.S. $  (Depreciation)
  --------------- -------------------- ----------------- ----------- --------------
     1/23/2004      7,690,000    CAD      $5,944,173      5,787,155     $157,018
     9/8/2004      36,436,500    CNY       4,565,400      4,500,000       65,400
     9/26/2005     35,538,750    CNY       4,622,881      4,500,000      122,881
     9/8/2004      36,443,250    CNY       4,566,246      4,500,000       66,246
     1/7/2004       5,766,000    EUR       7,263,466      6,948,440      315,026
     9/8/2004      36,436,500    EUR       7,784,984      7,549,179      235,805
     1/15/2004    369,450,000    JPY       3,450,058      3,428,102       21,956
     2/26/2004      7,980,000    MXP         704,636        718,401      (13,765)
     2/26/2004      7,980,000    MXP         704,636        718,401      (13,765)
     2/27/2004      5,350,000    MXP         472,344        478,962       (6,618)
     3/2/2004       2,690,000    MXP         237,366        239,324       (1,958)
     3/2/2004       4,010,000    MXP         353,843        358,741       (4,898)
     3/2/2004       4,010,000    MXP         353,843        358,741       (4,898)
                                                                        --------
                                                                        $938,430
                                                                        ========

Forward Foreign Currency Contracts to Sell:

                                                                     Net Unrealized
                                           Value at      In Exchange  Appreciation/
  Settlement Date Contracts to Deliver December 31, 2003 for U.S. $  (Depreciation)
  --------------- -------------------- ----------------- ----------- --------------

     9/8/2004     36,472,500    CNY       $ 4,569,911     4,500,000    $ (69,911)
     1/7/2004      8,618,000    EUR        10,856,148    10,585,058     (271,090)
     1/23/2004       139,000    GBP           247,688       240,083       (7,605)
                                                                       ---------
                                                                      $(348,606)
                                                                       =========

Met/Putnam Research Portfolio

Forward Foreign Currency Contracts to Buy:

                                              Value at       In     Net Unrealized
                                            December 31,  Exchange  Appreciation/
       Settlement Date Contracts to Deliver     2003     for U.S. $ (Depreciation)
       --------------- -------------------- ------------ ---------- --------------
          1/2/2004      13,042      EUR       $ 16,431     16,258       $  173
          3/17/2004    173,800      EUR        218,520    210,453        8,067
          1/5/2004       9,069      GBP         16,182     16,131           51
                                                                        ------
                                                                        $8,291
                                                                        ======

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003



8. Forward Foreign Currency Contracts - continued

Forward Foreign Currency Contracts to Sell:

                                                                      Net Unrealized
                                            Value at      In Exchange Appreciation/
   Settlement Date Contracts to Deliver December 31, 2003 for U.S. $  (Depreciation)
   --------------- -------------------- ----------------- ----------- --------------
      3/17/2004      725,300     CAD       $  559,349        553,994     $ (5,355)
      1/2/2004        13,042     EUR           16,431         16,258         (173)
      3/17/2004    1,264,200     EUR        1,589,484      1,515,788      (73,696)
      3/17/2004      109,000     GBP          193,408        183,654       (9,754)
      3/17/2004      283,000     SGD          166,774        164,630       (2,144)
                                                                         --------
                                                                         $(91,122)
                                                                         ========

CAD -- Canadian Dollar
CNY -- China Yuan Renminbi
EUR -- Euro
GBP -- British Pound
JPY -- Japanese Yen
MXP -- Mexican Peso
SGD -- Singapore Dollar
U.S. $ -- United States Dollar

9. Options

During the year ended December 31, 2003 the following option contracts were written:

                                                                                   PIMCO Inflation
                                          Met/AIM Small Cap  J.P. Morgan Quality   Protected Bond       PIMCO Total Return
                                          Growth Portfolio     Bond Portfolio         Portfolio              Portfolio
                                         ------------------  ------------------  ------------------- ------------------------
                                         Number of           Number of           Number of            Number of
                                         Contracts  Premium  Contracts   Premium Contracts  Premium   Contracts     Premium
                                         --------- --------  ----------  ------- ---------- -------- -----------  -----------
Options outstanding at December 31, 2002      --   $     --          --  $    --         -- $     -- 133,300,194  $ 2,791,020
Options written.........................   1,199    152,244  18,000,000   60,039 64,000,000  560,202 308,402,325    5,695,360
Options terminated in closing purchase
 transaction............................    (147)   (21,333)         --       --         --       -- (37,300,946)  (1,421,376)
Options closed and expired..............    (822)   (98,877)  7,500,000   20,664         --       -- (31,801,345)  (1,385,099)
                                           -----   --------  ----------  ------- ---------- -------- -----------  -----------
Options outstanding at December 31, 2003     230   $ 32,033  10,500,000  $39,375 64,000,000 $560,202 372,600,228  $ 5,679,905
                                           =====   ========  ==========  ======= ========== ======== ===========  ===========

                                         Met/Putnam Research
                                             Portfolio
                                         -------------------
                                         Number of
                                         Contracts  Premium
                                         ---------  -------
Options outstanding at December 31, 2002      --    $    --
Options written.........................  22,389     27,296
Options terminated in closing purchase
 transaction............................      --         --
Options closed and expired..............  22,389     27,296
                                          ------    -------
Options outstanding at December 31, 2003      --    $    --
                                          ======    =======

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003



10. Swap Agreements

Open swap agreements at December 31, 2003, were as follows:

J.P. Morgan Quality Bond Portfolio

                           Expiration
Notional Amount               Date                               Description                             Value
---------------            ----------    ------------------------------------------------------------   -------

  80,940,000        USD    12/15/2004    Agreement with Citibank N.A., New York dated 12/13/2003        $89,156
                                         to receive on 9/15/04 the notional amount multiplied by
                                         2.19% and to pay on 9/15/04 the notional amount multiplied by the 3 month USD-LIBOR-BBA.
                                                                                                        -------
                                                                                                        $89,156
                                                                                                        =======
USD - United States Dollar

PIMCO Inflation Protected Bond Portfolio
                           Expiration
Notional Amount               Date                               Description                             Value
---------------            ----------    ------------------------------------------------------------   -------

   4,000,000        CHF    3/29/2005     Agreement with J.P. Morgan Chase Bank dated 10/22/03, to       $18,828
                                         receive quarterly the notional amount multiplied by the 3
                                         month CHF-LIBOR-BBA and to pay quarterly the notional
                                         amount multiplied by 1.50%.
                                                                                                        -------
                                                                                                        $18,828
                                                                                                        =======
CHF - Swiss Franc

PIMCO Total Return Portfolio
                           Expiration
Notional Amount               Date                               Description                             Value
---------------            ----------    ------------------------------------------------------------   -------

   6,600,000        USD    1/15/2004       Agreement with Bank of America Securities dated              $12,889
                                           10/17/03 to receive on 1/15/04 the difference between a
                                           mid-market 20 year swap spread, defined as the yield
                                           spread between a 20 year swap (a U.S. dollar interest rate swap with a term of 20 years involving a semi-annual
                                           paying bond vs. 3 month LIBOR) and the U.S. Treasury,
                                           6.25%, due 8/15/23 and the spread lock rate which is
                                           .18%; multiplied by the notional amount adjusted by a
                                           one basis point annuity on a semi-annual basis (the
                                           adjusted notional) if the swap spread exceeds the spread
                                           lock rate and to pay the difference between the swap
                                           spread and the spread lock rate multiplied by the
                                           adjusted notional amount if the swap spread is less than
                                           the spread lock rate.

  11,800,000        USD    1/15/2004       Agreement with Merrill Lynch & Co. dated 10/16/03 to          23,045
                                           receive on 1/15/04 the difference between the mid-
                                           market 20 year swap spread, defined as the yield spread
                                           between a 20 year swap (a U.S. dollar interest rate swap
                                           with a term of 20 years involving a semi-annual paying
                                           bond vs. 3 month LIBOR) and the U.S. Treasury, 6.25%,
                                           due 8/15/23 and the spread lock rate which is .18%;
                                           multiplied by the notional amount adjusted by a one basis
                                           point annuity on a semi-annual basis (the adjusted
                                           notional) if the swap spread exceeds the spread lock rate
                                           and to pay the difference between the swap spread and
                                           the spread lock rate multiplied by the adjusted notional
                                           amount if the swap spread is less than the spread lock
                                           rate.

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003


10. Swap Agreements - continued

                    Expiration
Notional Amount        Date                            Description                              Value
---------------     ---------- ------------------------------------------------------------   ---------

      500,000   USD 1/16/2005    Agreement with Merrill Lynch Capital Services, Inc., dated   $  79,904
                                 1/24/03 to receive semi-annually the notional amount
                                 multiplied 16.50% and to pay par in the event of default
                                 of Federative Republic of Brazil 8.00% due 4/15/14.

   29,000,000   USD 8/15/2007    Agreement with Goldman Sachs Capital Markets, LP dated         935,424
                                 8/6/03 to receive semi-annually the notional amount
                                 multiplied 4.00% and to pay semi-annually the notional
                                 amount multiplied by the 3 month USD-LIBOR-BBA.

      300,000   USD 12/20/2008   Agreement with J.P. Morgan Chase Bank dated 10/15/03            (4,793)
                                 to pay quarterly the notional amount multiplied by 1.35%
                                 and to receive par in the event of default of Capital One
                                 Financing Corporation 8.750% due 02/01/07.

      300,000   USD 12/20/2008   Agreement with J.P. Morgan Chase Bank dated 10/15/03            (3,168)
                                 to pay quarterly the notional amount multiplied by 0.93%
                                 and to receive par in the event of default of Sun
                                 Microsystems, Inc., 7.65% due 08/15/09.

    1,200,000   USD 12/20/2008   Agreement with Lehman Brothers dated 10/14/03 to pay            (4,497)
                                 quarterly the notional amount multiplied by 0.53% and to
                                 receive par in the event of default of Lockheed Martin
                                 Corporation 8.20% due 12/1/2009.

    1,200,000   USD 12/20/2008   Agreement with Lehman Brothers dated 10/14/03 to pay           (25,954)
                                 quarterly the notional amount multiplied by 0.97% and to
                                 receive par in the event of default of Goodrich
                                 Corporation 7.625% due 12/15/2012.

    1,200,000   USD 12/20/2008   Agreement with Lehman Brothers dated 10/14/03 to pay            (3,393)
                                 quarterly the notional amount multiplied by 0.48% and to
                                 receive par in the event of default of Northrop Grumman
                                 Corporation 7.125% due 2/15/2011.

   19,600,000   USD 6/16/2009    Agreement with Bank of America Securities dated                (38,573)
                                 12/12/03 to receive semi-annually the notional amount
                                 multiplied by 4.00% and to pay semi-annually the
                                 notional amount multiplied by the 3 month USD-LIBOR-
                                 BBA.

  109,700,000   USD 6/16/2009    Agreement with Goldman Sachs Capital Markets, LP, dated       (215,890)
                                 12/10/03 to receive semi-annually the notional amount
                                 multiplied by 4.00% and to pay semi-annually the
                                 notional amount multiplied by the 3 month USD-LIBOR-
                                 BBA.

   21,000,000   USD 6/6/2014     Agreement with Bank of America Securities dated                174,510
                                 12/11/03 to receive semi-annually the notional amount
                                 multiplied by 5.00% and to pay semi-annually the
                                 notional amount multiplied by the 3 month USD-LIBOR-
                                 BBA.

    2,000,000   USD 6/16/2024    Agreement with Bank of America Securities dated                114,262
                                 12/15/03 to receive semi-annually the notional amount
                                 multiplied by the 3 month USD-LIBOR-BBA and to pay
                                 semi-annually the notional amount multiplied by 5.00%.

   29,800,000   CHF 3/29/2005    Agreement with Merrill Lynch Capital Services, Inc., dated     140,269
                                 3/28/03 to receive at maturity the notional amount
                                 multiplied 1.50% and to pay at maturity the notional
                                 amount multiplied by the 3 month CHF-LIBOR-BBA.

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003


10. Swap Agreements - continued

                    Expiration
Notional Amount        Date                            Description                               Value
---------------     ---------- ------------------------------------------------------------   -----------

    18,800,000  CHF 3/29/2005    Agreement with Merrill Lynch Capital Services, Inc., dated   $    88,492
                                 5/20/03 to receive at maturity the notional amount
                                 multiplied 1.50% and to pay at maturity the notional
                                 amount multiplied by the 3 month CHF-LIBOR-BBA.

   123,800,000  CHF 3/29/2005    Agreement with J.P. Morgan Chase Bank dated 8/5/2003             582,729
                                 to receive quarterly the notional amount multiplied by
                                 1.50% and to pay quarterly the notional amount
                                 multiplied by the 3 month CHF-LIBOR-BBA.

    25,900,000  EUR 6/16/2004    Agreement with J.P. Morgan Chase Bank dated 12/3/03 to        (1,108,207)
                                 receive annually the notional amount multiplied by 5.00%
                                 and to pay annually the notional amount multiplied by the
                                 6 month EUR-EURIBOR-TELERATE.

     1,400,000  EUR 3/15/2007    Agreement with J.P. Morgan Chase Bank dated 5/21/2003             (8,199)
                                 to pay annually the notional amount multiplied by 3.50%
                                 and to receive annually the notional amount multiplied by
                                 the 6 month EUR-EURIBOR-TELERATE.

    11,700,000  EUR 6/17/2012    Agreement with Goldman Sachs Capital Markets, LP dated          (792,071)
                                 4/8/02 to receive annually the notional amount multiplied
                                 by the 6 month EURIBOR and to pay annually the notional
                                 amount multiplied by 5.00%.

    68,800,000  EUR 6/16/2014    Agreement with Goldman Sachs Capital Markets, LP dated        (2,943,809)
                                 12/23/03 to receive annually the notional amount
                                 multiplied by the 6 month EUR-EURIBOR-TELERATE and
                                 to pay annually the notional amount multiplied by 5.00%.

   241,000,000  JPY 6/20/2011    Agreement with Goldman Sachs Capital Markets, LP dated           (45,365)
                                 4/8/02 to receive semi-annually the notional amount
                                 multiplied by the 6 month JPY-LIBOR-BBA and to pay
                                 semi-annually the notional amount multiplied by 1.4%.

   241,000,000  JPY 6/20/2011    Agreement with Morgan Stanley Capital Services Inc.              (40,248)
                                 dated 7/9/2003 to receive semi-annually the notional
                                 amount multiplied by 0.875% and to pay semi-annually
                                 the notional amount multiplied by the 6 month JPY-
                                 LIBOR-BBA.

 4,870,000,000  JPY 6/18/2013    Agreement with Morgan Stanley Capital Services Inc.           (1,223,512)
                                 dated 12/19/2003 to pay semi-annually the notional
                                 amount multiplied by 1.645% and to receive semi-
                                 annually the notional amount multiplied by the 6 month
                                 JPY-LIBOR-BBA.

    74,500,000  SEK 6/17/2008    Agreement with Merrill Lynch Capital Services, Inc., dated      (117,403)
                                 7/28/03 to receive annually the notional amount
                                 multiplied 4.50% and to pay annually the notional amount
                                 multiplied by the 3 month SEK-STIBOR-SIDE.

   223,500,000  SEK 6/17/2008    Agreements with J.P. Morgan Chase Bank dated 6/17/03            (352,209)
                                 and 6/18/03 to receive annually the notional amount
                                 multiplied by 4.50% and to pay annually the notional
                                 amount multiplied by the SEK-STIBOR-SIDE.
                                                                                              -----------

                                                                                              $(4,775,767)
                                                                                              ===========

CHF - Swiss Franc
EUR - Euro
JPY - Japanese Yen
SEK - Swedish Krona
USD - United States Dollar

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003



11. Distributions to Shareholders

The tax character of distributions paid during the period ended December 31, 2003 and 2002 were as follows:

                                               Ordinary Income     Long-Term Capital Gain          Total
                                           ----------------------- ---------------------- ------------------------
                                              2003        2002        2003       2002        2003         2002
                                           ----------- ----------- ---------- ----------- ----------- ------------

Met/Aim Mid Cap Core Equity Portfolio      $ 1,832,869 $    35,706 $       -- $        -- $ 1,832,869 $     35,706

Harris Oakmark International Portfolio       3,002,349      25,711    273,106          --   3,275,455       25,711

Janus Aggressive Growth Portfolio                   --       3,835         --          --          --        3,835

J.P. Morgan Quality Bond Portfolio           6,861,057   7,428,949         --          --   6,861,057    7,428,949

J.P. Morgan Select Equity Portfolio            695,772     887,100         --          --     695,772      887,100

Lord Abbett America's Value Portfolio          207,582          --         --          --     207,582           --

Lord Abbett Bond Debenture Portfolio        15,972,187  18,063,089         --          --  15,972,187   18,063,089

Lord Abbett Growth and Income Portfolio     15,519,662  12,838,805         --  89,637,114  15,519,662  102,475,919

Lord Abbett Mid-Cap Value Portfolio          1,044,172   2,762,182  2,774,829   2,878,267   3,819,001    5,640,449

MFS Research International Portfolio         1,398,236      96,053         --          --   1,398,236       96,053

Oppenheimer Capital Appreciation Portfolio          --       4,593         --          --          --        4,593

PIMCO Inflation Protected Bond Portfolio     8,015,505          --    164,306          --   8,179,811           --

PIMCO Money Market Portfolio                   766,962     746,672         --          --     766,962      746,672

PIMCO Total Return Portfolio                21,621,640          --  2,238,470          --  23,860,110           --

Met/Putnam Capital Opportunities Portfolio          --      48,895         --          --          --       48,895

Met/Putnam Research Portfolio                    6,783     280,416         --          --       6,783      280,416

Third Avenue Small Cap Value Portfolio       1,983,734     127,430    550,664          --   2,534,398      127,430

T. Rowe Price Mid Cap Growth Portfolio              --     460,015         --          --          --      460,015

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003


11. Distributions to Shareholders - continued

As of December 31, 2003, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                           Undistributed Undistributed   Unrealized       Loss
                                             Ordinary      Long-Term    Appreciation  Carryforwards
                                              Income         Gain      (Depreciation) and Deferrals     Total
                                           ------------- ------------- -------------- ------------- ------------

Met/Aim Mid Cap Core Equity Portfolio       $        --   $       --    $ 28,369,554  $   (125,361) $ 28,244,193

Met/Aim Small Cap Growth Portfolio                   --           --      38,642,116    (1,357,795)   37,284,321

Harris Oakmark International Portfolio           75,212                   49,301,701       (19,223)   49,357,690

Janus Aggressive Growth Portfolio                    --           --      35,550,368    (9,290,397)   26,259,971

J.P. Morgan Quality Bond Portfolio            5,408,250    2,259,067       3,427,948       (32,333)   11,062,932

J.P. Morgan Select Equity Portfolio             907,452           --      13,328,005   (43,056,108)  (28,820,651)

Lord Abbett America's Value Portfolio               793           --         862,126        (8,128)      854,791

Lord Abbett Bond Debenture Portfolio         42,393,038           --      57,905,549   (31,186,746)   69,111,841

Lord Abbett Growth and Income Portfolio      12,686,324           --     301,953,901   (61,073,061)  253,567,164

Lord Abbett Growth Opportunities Portfolio           --           --       7,453,281    (5,405,872)    2,047,409

Lord Abbett Mid-Cap Value Portfolio           1,208,160    6,548,820      32,859,734    (3,744,425)   36,872,289

MFS Research International Portfolio          1,492,995           --      41,125,668   (14,985,680)   27,632,983

Oppenheimer Capital Appreciation Portfolio    2,196,684           --      64,116,630        (4,956)   66,308,358

PIMCO Inflation Protected Bond Portfolio        360,091           --       2,294,997       (98,301)    2,556,787

PIMCO Innovation Portfolio                      152,852           --       4,999,702        (5,016)    5,147,538

PIMCO Money Market Portfolio                         --           --              --        (4,611)       (4,611)

PIMCO Total Return Portfolio                 45,449,307           --       1,558,600    (8,830,686)   38,177,221

Met/Putnam Capital Opportunities Portfolio           --           --       6,331,389   (12,379,397)   (6,048,008)

Met/Putnam Research Portfolio                        --           --       9,416,760    (8,321,710)    1,095,050

Third Avenue Small Cap Value Portfolio        1,454,108      923,581      51,843,183       (11,077)   54,209,795

T. Rowe Price Mid Cap Growth Portfolio               --           --      51,956,391   (18,755,114)   33,201,277

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

12. Acquisitions

On April 28, 2003, Janus Aggressive Growth Portfolio ("Janus Aggressive") acquired all the net assets of Met Series Fund Janus Growth Portfolio ("Janus Growth"), a series of Metropolitan Series Fund, Inc., pursuant to a plan of reorganization approved by Janus Growth shareholders on April 25, 2003. The acquisition was accomplished by a tax-free exchange of 2,479,616 Class A shares of Janus Aggressive (valued at $13.9 million) in exchange for the 2,470,823 Class A shares of Janus Growth, 1,148,231 Class B shares of Janus Aggressive (valued at $6.4 million) in exchange for the 1,142,102 Class B shares of Janus Growth and 352,762 Class E shares of Janus Aggressive (valued at $2.0 million) in exchange for the 350,256 Class E shares of Janus Growth outstanding on April 25, 2003. Janus Growth Class A net assets at that date ($13.9 million), including $455,087 of unrealized appreciation and approximately $5.3 million of accumulated net realized losses, were combined with those of Janus Aggressive Class A. Janus Growth Class B net assets at that date ($6.4 million), including $389,287 of unrealized appreciation and $1.7 million of accumulated net realized losses, were combined with those of Janus Aggressive Class B. Janus Growth Class E net assets at that date ($2.0 million), including $145,985 of unrealized appreciation and $268,280 of accumulated net realized losses were combined with those of Janus Aggressive Class E. The aggregate Class A net assets of Janus Aggressive and Janus Growth immediately before the acquisition were $63,022 and $13,935,443, respectively. The aggregate Class A net assets of Janus Aggressive immediately after the acquisition were $13,998,465. The aggregate Class B net assets of Janus Aggressive and Janus Growth immediately before the acquisition were $76,388,239 and $6,418,611, respectively. The aggregate Class B net assets of Janus Aggressive immediately after the acquisition were $82,806,850. The aggregate Class E net assets of Janus Aggressive and Janus Growth immediately before the acquisition were $9,897 and $1,971,939, respectively. The aggregate Class E net assets of Janus Aggressive immediately after the acquisition were $1,981,836.

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003



On April 28, 2003, MFS Research International Portfolio ("MFS Research") acquired all the net assets of J.P. Morgan International Equity Portfolio ("International Equity") pursuant to a plan of reorganization approved by International Equity shareholders on April 25, 2003. The acquisition was accomplished by a tax-free exchange of 6,123,890 Class A shares of MFS Research (valued at $45.0 million) in exchange for the 6,495,035 Class A shares of International Equity and 210,873 Class B shares of MFS Research (valued at $1.5 million) in exchange for the 224,646 Class B shares of International Equity outstanding on April 25, 2003. International Equity Class A net assets at that date ($45.0 million), including $4.2 million of unrealized depreciation and approximately $39.9 million of accumulated net realized losses, were combined with those of MFS Research Class A. International Equity Class B net assets at that date ($1.5 million), including $48,788 of unrealized appreciation and $406,843 of accumulated net realized losses, were combined with those of MFS Research Class B. The aggregate Class A net assets of MFS Research and International Equity immediately before the acquisition were $7,612,751 and $45,010,593, respectively. The aggregate Class A net assets of MFS Research immediately after the acquisition were $52,623,344. The aggregate Class B net assets of MFS Research and International Equity immediately before the acquisition were $104,817,626 and $1,548,933, respectively. The aggregate Class B net assets of MFS Research immediately after the acquisition were $106,365,435.

On April 28, 2003, Lord Abbett Growth and Income Portfolio ("Growth and Income") acquired all the net assets of J.P. Morgan Enhanced Index Portfolio ("Enhanced Index") pursuant to a plan of reorganization approved by Enhanced Index shareholders on April 25, 2003. The acquisition was accomplished by a tax-free exchange of 5,782,283 Class A shares of Growth and Income (valued at $109.3 million) in exchange for the 9,854,387 Class A shares of Enhanced Index and 249,263 Class B shares of Growth and Income (valued at $4.7 million) in exchange for the 424,220 Class B shares of Enhanced Index outstanding on April 25, 2003. Enhanced Index Class A net assets at that date ($109.3 million), including $15.2 million of unrealized depreciation and approximately $63.3 million of accumulated net realized losses, were combined with those of Growth and Income Class A. Enhanced Index Class B net assets at that date ($4.7 million), including $117,866 of unrealized appreciation and $1.3 million of accumulated net realized losses, were combined with those of Growth and Income Class B. The aggregate Class A net assets of Growth and Income and Enhanced Index immediately before the acquisition were $854,552,441 and $109,285,155, respectively. The aggregate Class A net assets of Growth and Income immediately after the acquisition were $963,837,596. The aggregate Class B net assets of Growth and Income and Enhanced Index immediately before the acquisition were $441,832,788 and $4,696,113, respectively. The aggregate Class B net assets of Growth and Income immediately after the acquisition were $446,528,901.

On April 28, 2003, Lord Abbett Growth Opportunities Portfolio ("Growth Opportunities") acquired all the net assets of Lord Abbett Developing Growth Portfolio ("Developing Growth") pursuant to a plan of reorganization approved by Developing Growth shareholders on April 25, 2003. The acquisition was accomplished by a tax-free exchange of 2,703,556 Class A shares of Growth Opportunities (valued at $19.1 million) in exchange for the 2,505,390 Class A shares of Developing Growth and 652,415 Class B shares of Growth Opportunities (valued at $4.6 million) in exchange for the 602,691 Class B shares of Developing Growth outstanding on April 25, 2003. Developing Growth Class A net assets at that date ($19.1 million), including $2.3 million of unrealized depreciation and approximately $12.0 million of accumulated net realized losses, were combined with those of Growth Opportunities Class A. Developing Growth Class B net assets at that date ($4.6 million), including $708,713 of unrealized appreciation and $1.8 million of accumulated net realized losses, were combined with those of Growth Opportunities Class B. The aggregate Class A net assets of Growth Opportunities and Developing Growth immediately before the acquisition were $1,867,758 and $19,141,178, respectively. The aggregate Class A net assets of Growth Opportunities immediately after the acquisition were $21,089,936. The aggregate Class B net assets of Growth Opportunities and Developing Growth immediately before the acquisition were $14,985,098 and $4,586,478, respectively. The aggregate Class B net assets of Growth Opportunities immediately after the acquisition were $19,571,576.

On April 29, 2002, Lord Abbett Bond Debenture Portfolio ("Bond Debenture") acquired all the net assets of Loomis Sayles High Yield Bond Portfolio, a series of Metropolitan Series Fund, Inc., ("High Yield Bond") pursuant to a plan of reorganization approved by High Yield Bond shareholders on April 26, 2002. The acquisition was accomplished by a tax-free exchange of 7,038,503 Class A shares of Bond Debenture (valued at $70.1 million) in exchange for the 10,172,926 Class A shares of High Yield Bond and 33,013 Class E shares of Bond Debenture (valued at $0.3 million) in exchange for the 47,657 Class E shares of High Yield Bond outstanding on April 26, 2002. High Yield Bond Class A net assets at that date ($70.1 million), including $3.1 million of unrealized depreciation and approximately $19.8 million of accumulated net realized losses, were combined with those of Bond Debenture Class A. High Yield Bond Class E net assets at that date ($0.3 million), including $1,643 of unrealized appreciation and $29,067 of distributions in excess of income were combined with those of Bond Debenture Class E. The aggregate Class A net assets of Bond Debenture and High Yield Bond immediately before the acquisition were $153,831,106 and $73,279,076, respectively. The aggregate Class A net assets of Bond Debenture immediately after the acquisition were $227,110,182. The aggregate Class E net assets of Bond Debenture and High Yield Bond immediately before the acquisition were $10,118 and $343,334, respectively. The aggregate Class E net assets of Bond Debenture immediately after the acquisition were $353,452.

                          MET INVESTORS SERIES TRUST
                         Notes to Financial Statements
                               December 31, 2003



13. Proxy Results (Unaudited)

At a Special Meeting of Shareholders of the J.P. Morgan Enhanced Index Portfolio, J.P. Morgan International Equity Portfolio and Lord Abbett Developing Growth Portfolio held on April 25, 2003, such shareholders voted for the following proposals:

                                                                                          For    Against Abstain   Total
                                                                                       --------- ------- ------- ----------
1.To approve an agreement and Plan of Reorganization for the sale of all of the        9,328,855 388,431 749,084 10,466,370
  assets of J.P. Morgan Enhanced Index Portfolio to, and the assumption of all of the liabilities of J.P. Morgan Enhanced Index Portfolio by Lord Abbett Growth
  and Income Portfolio, a series of the Met Investors Series Trust, in exchange for shares of Lord Abbett Growth and Income Portfolio and the distribution of such shares to the shareholders of J.P. Morgan Enhanced Index Portfolio in complete liquidation of the J.P. Morgan Enhanced Index Portfolio.

2.To approve an agreement and Plan of Reorganization for the sale of all of the        6,130,073 175,642 579,476  6,885,191
  assets of Lord Abbett Developing Growth Portfolio to, and the assumption of all of the liabilities of Lord Abbett Developing Growth Portfolio by Lord Abbett
  Growth Opportunities Portfolio, a series of the Met Investors Series Trust, in exchange for shares of Lord Abbett Growth Opportunities Portfolio and the distribution of such shares to the shareholders of the Lord Abbett Developing
  Growth Portfolio in complete liquidation of the Lord Abbett Developing Growth
  Portfolio.

3.To approve an agreement and Plan of Reorganization for the sale of all of the        2,772,671 120,563 245,490  3,138,724
  assets of J.P. Morgan International Equity Portfolio to, and the assumption of all of the liabilities of J.P. Morgan International Equity Portfolio by MFS Research
  International Portfolio, a series of the Met Investors Series Trust, in exchange for shares of MFS Research International Portfolio and the distribution of such shares to the shareholders of the J.P. Morgan International Equity Portfolio in
  complete liquidation of the J.P. Morgan International Equity Portfolio.

14. Subsequent Events

A. Reorganization:

The following Portfolio reorganization will be presented to the Board of Trustees on February 18, 2004, for approval. If approved, the reorganization will be presented to shareholders on or about April 27, 2004. If approved by shareholders, the reorganization will occur on or about April 30, 2004.

The proposed reorganization provides for the acquisition of all of the assets of:

PIMCO Money Market Portfolio in exchange for shares of State Street Research Money Market Portfolio, a series of Metropolitan Series Fund, Inc.

INDEPENDENT AUDITORS' REPORT

To the Policyholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Met Investors Series Trust, (the "Trust") comprising Met/AIM Mid Cap Core Equity Portfolio, Met/AIM Small Cap Growth Portfolio, Harris Oakmark International Portfolio (formerly State Street Research Concentrated International Portfolio), Janus Aggressive Growth Portfolio, J.P. Morgan Quality Bond Portfolio, J.P. Morgan Select Equity Portfolio, Lord Abbett America's Value Portfolio, Lord Abbett Bond Debenture Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Growth Opportunities Portfolio, Lord Abbett Mid Cap Value Portfolio, MFS Research International Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Innovation Portfolio, PIMCO Money Market Portfolio, PIMCO Total Return Portfolio, Met/Putnam Capital Opportunities Portfolio (formerly J.P. Morgan Small Cap Stock Portfolio), Met/Putnam Research Portfolio, Third Avenue Small Cap Value Portfolio, and T. Rowe Price Mid-Cap Growth Portfolio (formerly MFS Mid Cap Growth Portfolio) (each a "Portfolio" and collectively, the "Portfolios") as of December 31, 2003, and the related statements of operations for the period then ended, the statements of changes in net assets and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures, included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting Met Investors Series Trust as of December 31, 2003, the results of their operations for the period then ended, the changes in their net assets and the financial highlights for the respective periods presented in conformity, with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 13, 2004

                          MET INVESTORS SERIES TRUST
                               December 31, 2003



Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 22 Corporate Plaza Drive, Newport Beach, California 92660. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
                                                                                                Number of
                                                                                                Portfolios
                                                                                                 in Fund
                           Position(s)  Term of Office                                           Complex
                            Held with   and Length of          Principal Occupation(s)           overseen   Other Directorships
Name, Age and Address      Registrant    Time Served             During Past 5 Years            by Trustee    Held by Trustee
---------------------     ------------- -------------- ---------------------------------------- ---------- ----------------------
Elizabeth M. Forget* (37) President and    From        Since December 2000, President of Met        21     None
                          Trustee          December    Investors Advisory LLC; since July 2000,
                                           2000 to     Executive Vice President of MetLife
                                           present.    Investors Group, Inc.; from June 1996
                                                       to July 2000, Senior Vice President of
                                                       Equitable Distributors, Inc. and Vice
                                                       President of Equitable Life Assurance
                                                       Society of the United States.

Disinterested Trustees
Stephen M. Alderman (43)  Trustee          From        Since November 1991, Shareholder in          21     None
                                           December    the law firm of Garfield and Merel, Ltd.
                                           2000 to
                                           present.

Jack R. Borsting (74)     Trustee          From        Since 2001, Professor of Business            21     Director, Ivax
                                           December    Administration and Dean Emeritus,                   Diagnostics and Los
                                           2000 to     Marshall School of Business, University             Angeles Orthopedic
                                           present.    of Southern California (USC); from                  Hospital. Trustee,
                                                       1995-2001 Executive Director, Center                The Rose Hills
                                                       for Telecommunications Management,                  Foundation.
                                                       USC; from 1988 to 1995, Dean of                     Member, Army
                                                       Marshall School of Business, USC.                   Science Board.

Theodore A. Myers (72)    Trustee          From        Since 1993, Financial Consultant.            21     None
                                           December
                                           2000 to
                                           present.

Tod H. Parrott (66)       Trustee          From        Since June 1996, Managing Partner,           21     Director, U.S. Stock
                                           December    Rockaway Partners Ltd. (Investment                  Transfer
                                           2000 to     Consultants).                                       Corporation;
                                           present.                                                        Director, Bonfire
                                                                                                           Foundation.

Dawn M. Vroegop (37)      Trustee          From        From September 1999 to September             21     Director, Caywood
                                           December    2003, Managing Director, Dresdner                   Scholl Asset
                                           2000 to     RCM Global Investors; from July 1994 to             Management;
                                           present.    July 1999, Director, Schroder Capital               Investment
                                                       Management International.                           Committee Member
                                                                                                           of City College of San
                                                                                                           Francisco.

                          MET INVESTORS SERIES TRUST
                               December 31, 2003



Trustees and Officers (Unaudited) - continued

                                                                                               Number of
                                                                                               Portfolios
                                                                                                in Fund
                         Position(s)   Term of Office                                           Complex
                          Held with    and Length of          Principal Occupation(s)           overseen   Other Directorships
Name, Age and Address    Registrant     Time Served             During Past 5 Years            by Trustee    Held by Trustee
---------------------   -------------- -------------- ---------------------------------------- ---------- ---------------------

Disinterested Trustees (cont.)

Roger T. Wickers (69)   Trustee         From          Since 1995, retired; from 1980 to 1995,      21     From 1995 to 1998,
                                        December      Senior Vice President and General                   Chairman of the
                                        2000 to       Counsel, Keystone Group Inc. and the                Board of Directors of
                                        present.      Keystone Group of Mutual Funds.                     two American
                                                                                                          International Group
                                                                                                          mutual funds.

The Executive Officers
Jeffrey A. Tupper (33)  Chief           From August   Since February 2001, Assistant Vice
                        Financial       2002 to       President of MetLife Investors
                        Officer,        present.      Distribution Company; from 1997 to
                        Treasurer                     January 2001, Vice President of PIMCO
                                                      Advisors L.P.

Michael K. Farrell (49) Executive Vice  From August   Since July 2002, Chief Executive Officer
                        President       2002 to       of MetLife Investors Group, Inc. and Met
                                        present.      Investors Advisory LLC; since April
                                                      2001, Chief Executive Officer of MetLife
                                                      Resources and Senior Vice President of
                                                      Metropolitan Life Insurance Company;
                                                      since January 1990, President of
                                                      Michael K. Farrell Associates, Inc.
                                                      (qualified retirement plans for non-
                                                      profit organizations)

Richard C. Pearson (59) Vice President  From          Since July 2002, President of MetLife
                        and Secretary   December      Investors Distribution Company; since
                                        2000 to       January, 2002, Secretary of Met
                                        present.      Investors Advisory LLC; since January
                                                      2001, Senior Vice President, General
                                                      Counsel and Secretary of MetLife
                                                      Investors Group, Inc.; since November
                                                      2000, Vice President, General Counsel
                                                      and Secretary of Met Investors Advisory
                                                      LLC; from 1998 to November 2000,
                                                      President, Security First Group, Inc.;
                                                      from 1983 to 1997, Senior Vice
                                                      President, General Counsel, Security
                                                      First Group, Inc.

--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.

Additional information about the Portfolios' trustees and executive officers may be found in the Statement of Additional Information. A copy of the current version of this document is available to you free upon request by contacting the Trust either by mail at Met Investors Series Trust, 22 Corporate Plaza Drive, Newport Beach, CA 92660 or by phone at 1-800-848-3854.

                                                                     ANNUAL 1203


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

                                                 METROPOLITAN SERIES FUND, INC.
                                                                  ANNUAL REPORT
                                                              DECEMBER 31, 2003

[PHOTO]

Rainbow


[LOGO] MetLife/R/

METROPOLITAN SERIES FUND, INC.

 TABLE OF CONTENTS


LETTER FROM THE PRESIDENT.................................................. MSF-1

PORTFOLIO MANAGEMENT COMMENTARY

   State Street Research Money Market Portfolio............................ MSF-2

   Lehman Brothers(R) Aggregate Bond Index Portfolio....................... MSF-3

   Salomon Brothers Strategic Bond Opportunities Portfolio................. MSF-4

   Salomon Brothers U.S. Government Portfolio.............................. MSF-5

   State Street Research Bond Income Portfolio............................. MSF-6

   Balanced Portfolio...................................................... MSF-7

   MFS Total Return Portfolio.............................................. MSF-8

   State Street Research Diversified Portfolio............................. MSF-9

   Alger Equity Growth Portfolio........................................... MSF-10

   Capital Guardian U.S. Equity Portfolio.................................. MSF-11

   Davis Venture Value Portfolio........................................... MSF-12

   FI Structured Equity Portfolio.......................................... MSF-13

   Harris Oakmark Large Cap Value Portfolio................................ MSF-14

   Jennison Growth Portfolio............................................... MSF-15

   Met/Putnam Voyager Portfolio............................................ MSF-16

   MetLife Stock Index Portfolio........................................... MSF-17

   MFS Investors Trust Portfolio........................................... MSF-18

   MFS Research Managers Portfolio......................................... MSF-19

   State Street Research Investment Trust Portfolio........................ MSF-20

   State Street Research Large Cap Value Portfolio......................... MSF-21

   T. Rowe Price Large Cap Growth Portfolio................................ MSF-22

   Zenith Equity Portfolio................................................. MSF-23

   FI Mid Cap Opportunities Portfolio...................................... MSF-24

   Harris Oakmark Focused Value Portfolio.................................. MSF-25

   Janus Mid Cap Portfolio................................................. MSF-26

   MetLife Mid Cap Stock Index Portfolio................................... MSF-27

   Neuberger Berman Partners Mid Cap Value Portfolio....................... MSF-28

   State Street Research Aggressive Growth Portfolio....................... MSF-29

   Franklin Templeton Small Cap Growth Portfolio........................... MSF-30

   Loomis Sayles Small Cap Portfolio....................................... MSF-31

   Russell 2000(R) Index Portfolio......................................... MSF-32

   State Street Research Aurora Portfolio.................................. MSF-33

   T. Rowe Price Small Cap Growth Portfolio................................ MSF-34

   FI International Stock Portfolio (formerly Putnam International
Stock Portfolio)........................................................... MSF-35

   Morgan Stanley EAFE(R) Index Portfolio.................................. MSF-36

   Scudder Global Equity Portfolio......................................... MSF-37

METROPOLITAN SERIES FUND, INC.

 TABLE OF CONTENTS


NOTES TO PORTFOLIO MANAGER COMMENTARY................................... MSF-38

FINANCIAL STATEMENTS

   State Street Research Money Market Portfolio......................... MSF-39

   Lehman Brothers(R) Aggregate Bond Index Portfolio.................... MSF-44

   Salomon Brothers Strategic Bond Opportunities Portfolio.............. MSF-57

   Salomon Brothers U.S. Government Portfolio........................... MSF-69

   State Street Research Bond Income Portfolio.......................... MSF-74

   Balanced Portfolio................................................... MSF-83

   MFS Total Return Portfolio........................................... MSF-95

   State Street Research Diversified Portfolio.......................... MSF-105

   Alger Equity Growth Portfolio........................................ MSF-116

   Capital Guardian U.S. Equity Portfolio............................... MSF-121

   Davis Venture Value Portfolio........................................ MSF-127

   FI Structured Equity Portfolio....................................... MSF-132

   Harris Oakmark Large Cap Value Portfolio............................. MSF-139

   Jennison Growth Portfolio............................................ MSF-144

   Met/Putnam Voyager Portfolio......................................... MSF-149

   MetLife Stock Index Portfolio........................................ MSF-155

   MFS Investors Trust Portfolio........................................ MSF-165

   MFS Research Managers Portfolio...................................... MSF-171

   State Street Research Investment Trust Portfolio..................... MSF-177

   State Street Research Large Cap Value Portfolio...................... MSF-182

   T. Rowe Price Large Cap Growth Portfolio............................. MSF-187

   Zenith Equity Portfolio.............................................. MSF-193

   FI Mid Cap Opportunities Portfolio................................... MSF-197

   Harris Oakmark Focused Value Portfolio............................... MSF-202

   Janus Mid Cap Portfolio.............................................. MSF-206

   MetLife Mid Cap Stock Index Portfolio................................ MSF-211

   Neuberger Berman Partners Mid Cap Value Portfolio.................... MSF-220

   State Street Research Aggressive Growth Portfolio.................... MSF-225

   Franklin Templeton Small Cap Growth Portfolio........................ MSF-230

   Loomis Sayles Small Cap Portfolio.................................... MSF-236

   Russell 2000(R) Index Portfolio...................................... MSF-243

   State Street Research Aurora Portfolio............................... MSF-265

   T. Rowe Price Small Cap Growth Portfolio............................. MSF-272

METROPOLITAN SERIES FUND, INC.

 TABLE OF CONTENTS


   FI International Stock Portfolio (formerly Putnam International
Stock Portfolio)........................................................... MSF-279

   Morgan Stanley EAFE(R) Index Portfolio.................................. MSF-286

   Scudder Global Equity Portfolio......................................... MSF-299

NOTES TO STATEMENTS OF INVESTMENTS......................................... MSF-304

NOTES TO FINANCIAL STATEMENTS.............................................. MSF-306

INDEPENDENT AUDITORS' REPORT............................................... MSF-319

POLICYHOLDER VOTE.......................................................... MSF-320

DIRECTORS AND OFFICERS..................................................... MSF-321

             Not all Portfolios are available under every product.
Refer to your prospectus for information on the Portfolios that are available.

Morgan Stanley sponsors the MSCI EAFE(R) Index, Lehman Brothers sponsors the Lehman Brothers(R) Aggregate Bond Index, Standard & Poor's sponsors the S&P 500(R) Index and the S&P 400 MidCap Index, and Frank Russell Company sponsors the Russell 2000(R) Index (together referred to as "index sponsors"). Direct investment in the indexes is not possible. The index sponsors do not sponsor, endorse, sell or promote any of the Portfolios or make any representation regarding the advisability of investing in the Portfolios. The index sponsors have no responsibility for and do not participate in the management of the Portfolio assets or sale of the Portfolio shares. Each index and its associated service marks are the exclusive property of the respective index sponsors, and references thereto have been made with permission. The Metropolitan Series Fund, Inc. Statement of Additional Information contains a more detailed description of the limited relationship the index sponsors have with MetLife and the Fund.

 LETTER FROM THE PRESIDENT


February 2004

TO OUR POLICYHOLDERS/CONTRACT OWNERS:

We are pleased to provide you with the December 2003 Annual Report for the Metropolitan Series Fund, Inc. The report is designed to help you make informed decisions on how to allocate your money within your variable product.

With uncertainty in the financial markets, it is important to remember that all securities markets are subject to volatility. Therefore, we continue to encourage you to focus on your long-term retirement and investment goals.

You have the opportunity to join other policyholders and contract owners who are already taking advantage of our eDelivery service. When you register for eDelivery, Fund reports, prospectuses and other informational documents are sent to you electronically. You can view and save your documents on-line, rather than receiving them in the mail. eDelivery is free, convenient, paperless and easy. See the inside front cover for information on how to sign up for eDelivery.

We look forward to serving your future investment needs.

Sincerely,

/s/ Hugh McHaffie

Hugh McHaffie
President, Metropolitan Series Fund, Inc.

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH MONEY MARKET PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE A
 HIGH LEVEL OF
 CURRENT INCOME
 CONSISTENT WITH
 PRESERVATION OF
 CAPITAL.

 INCEPTION
 DATE
 CLASS A
  8/26/83
 CLASS B
  5/1/01
 CLASS E
  4/23/03

 ASSET CLASS
 MONEY MARKET

   NET ASSETS
  $692 MILLION

   SUBADVISER
  STATE STREET
   RESEARCH &
   MANAGEMENT
    COMPANY

PORTFOLIO PERFORMANCE
For the year ended December 31, 2003, the State Street Research Money Market Portfolio Class A shares returned 0.8% and Class B shares returned 0.6%. Class E shares returned 0.45% for the period April 23, 2003 through December 31, 2003. The average return of its peer group, the Lipper Variable Insurance Products Money Market Funds Performance Universe,/16/ was 0.6% over the same period.

PORTFOLIO REVIEW
In 2003, economic recovery fueled by monetary and fiscal stimulus began to take hold. Following difficult economic conditions and three consecutive years of declining equity markets, the Federal Reserve cut its benchmark rate to 1.00%, the lowest rate in forty-five years. The Federal Reserve has lowered interest rates 13 times since January 2001 in an attempt to resuscitate consumer and business activity. The Fed has been able to keep rates at such low levels because inflationary conditions have yet to manifest. The Federal Reserve did change its risk assessment in December to "balanced," adding, "the probability of an unwelcome fall in inflation has diminished in recent months and now appears almost equal to that of a rise in inflation."

In this environment, State Street Research's strategy placed emphasis on purchasing only the highest-quality money market securities that are supported by rigorous credit research. We continued to manage the portfolio conservatively, laddering high-quality maturities throughout the short end of the yield curve, which drove returns higher.

Additionally, by focusing on securities in the 30 to 120 day maturity range, allowing them to mature, then re-investing the proceeds again in 30 to 120 day securities, we captured favorable yields while keeping risks relatively low. Due to a relatively flat yield curve (at the shorter end) in the second half of the year, long-term money market securities offered little-to-no yield advantage over short-term issues, making longer-term securities unattractive. The Portfolio also continued to take advantage of higher credit quality, and better yielding government agencies, and continued to maintain its slight barbell positioning, holding higher-yielding, shorter-term securities.

The weighted average maturity of the Portfolio at the end of the year was 64 days.

The State Street Research Money Market Portfolio is neither insured nor guaranteed by the U.S. Government. The Portfolio seeks but cannot assure a stable share price of $100.00. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                     MSF-2

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*



 INVESTMENT
 OBJECTIVE
 TO EQUAL THE
 PERFORMANCE OF
 THE LEHMAN
 BROTHERS
 AGGREGATE BOND
 INDEX.

 INCEPTION
 DATES
 CLASS A
  11/9/98
 CLASS B
  1/2/02
 CLASS E
  5/1/01

 ASSET CLASS
 BONDS

  NET ASSETS
 $690 MILLION

  SUBADVISER
 METROPOLITAN
     LIFE
   INSURANCE
    COMPANY


PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the Lehman Brothers Aggregate Bond Index Portfolio returned 3.6% compared to its benchmark, the Lehman Brothers Aggregate Bond Index/1/ return of 4.1% over the same time period.

PORTFOLIO REVIEW
Three broad themes in the Fixed Income markets this year were interest rate volatility, credit improvement, and US dollar devaluation.

Interest rates (as measured by the 10-year Treasury) traded in a very broad corridor during 2003, ranging from a low in May of 3.35%, to a high in July of 4.48%, and finishing the year at 4.24%. Also noteworthy was the Treasury's reinstatement of the 3-year auction, increasing the 5-year auction from quarterly to monthly, and increasing the 10-year auction from quarterly to 10 months of the year. For the Credit markets, investors began 2003 very risk averse, having suffered from numerous companies being downgraded to below investment grade during 2002. In 2003, with lower quality credits undervalued, investors relaxed their stance toward this segment of the market. By the end of the year, credit spreads experienced unprecedented tightening, and the Credit sector finished the year with a 5.00% better return than Treasuries. For the U.S. dollar, 2003 was a continuation of the devaluation that began in 2002. There was over 20% devaluation vs. the EURO, and over 10% vs. the Yen, helping to make U.S. dollar denominated assets more attractive.

Government Agencies ended the year with positive excess return and the sector became the preferred investment for many investors searching for yields above Treasuries. Mortgages had a difficult year, hurt by the high volatility in interest rates. The Mortgage sector ended the year being the weakest performing sector.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2003

                                                       % OF TOTAL
              ISSUER/SECURITY                          NET ASSETS
              ---------------------------------------------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION...   27.3%
              UNITED STATES TREASURY NOTES............   15.4%
              FEDERAL HOME LOAN MORTGAGE CORP.........   12.4%
              UNITED STATES TREASURY BONDS............    6.6%
              FEDERAL HOME LOAN BANK..................    3.5%
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION    2.2%
              REPUBLIC OF ITALY.......................    0.7%
              FIRST UNION CORP........................    0.6%
              GENERAL MOTORS ACCEPTANCE CORP..........    0.6%
              UNITED MEXICAN STATES...................    0.6%

        A $10,000 INVESTMENT COMPARED TO THE LEHMAN BROTHERS AGGREGATE
                                  BOND INDEX


                                    [CHART]

                Lehman Brothers
                 Aggregate Bond    Lehman Brothers
                Index Portfolio    Aggregate Bond
                    Class A             Index
                ---------------    ---------------
11/09/98           $10,000             $10,000
   12/98            10,138              10,211
   12/99             9,999              10,127
   12/00            11,139              11,304
   12/01            11,965              12,259
   12/02            13,190              13,516
   12/03            13,669              14,070

--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                                             LEHMAN
                                 LEHMAN BROTHERS AGGREGATE  BROTHERS
                                  BOND INDEX PORTFOLIO     AGGREGATE
                                 CLASS A   CLASS B CLASS E BOND INDEX
             1 Year                3.6%      3.4%    3.5%     4.1%
             5 Years               6.2       N/A     N/A      6.6
             Since Inception/17/   6.2       6.5     6.9      6.8

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See Footnotes to Portfolio Manager Commentary.

                                     MSF-3

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE A
 HIGH LEVEL OF TOTAL
 RETURN CONSISTENT
 WITH PRESERVATION
 OF CAPITAL.

 INCEPTION
 DATE
 CLASS A
  10/31/94
 CLASS B
  7/30/02
 CLASS E
  5/1/01

 ASSET CLASS
 BONDS

     NET ASSETS
    $250 MILLION

     SUBADVISER
      SALOMON
      BROTHERS
       ASSET
     MANAGEMENT
        INC.

PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the Salomon Brothers Strategic Bond Opportunities Portfolio returned 12.6% compared to its benchmark the Lehman Brothers Aggregate Bond Index/1/, which returned 4.1%. The average return of its peer group, the Lipper Variable Insurance Products General Bond Funds Universe/16/, was 11.6% over the same period.

PORTFOLIO REVIEW
While the Portfolio maintained a concentrated position in U.S. investment-grade fixed-income securities, it also maintained significant exposure to high-yield and emerging markets debt issues, as well as non-U.S. investment-grade debt issues, which collectively contributed to the Portfolio's good performance relative to the Lehman Brothers Aggregate Bond Index.

The market for high-yield issues, while slowing somewhat from its pace of earlier in 2003, continued to benefit from the improving economy, higher corporate earnings, a recovering equity market, and comparatively favorable yields in a very low rate environment.

Meanwhile, emerging market and non-U.S. investment grade issues benefited from the gradual, but steady improvement in global economies. We maintained a constructive outlook on sovereign debt securities due to strong fundamentals, increased cash inflows into emerging markets, and favorable global growth. Positive inflows driven by large institutional investors continue to support the market.

At year-end the outlook for U.S. investment-grade issues was somewhat more clouded, given the very low level of interest rates and the likelihood that the improving U.S. economy could compel the Fed to begin raising rates at some point this year. We have maintained a defensive stance in this portion of the Portfolio, keeping overall duration shorter than that of our benchmark index. (Duration is a measure of a portfolio's price sensitivity to interest rate movements. A shorter duration helps cushion price declines in the event of rising rates.) At year-end, the Portfolio was diversified widely among U.S. treasuries and mortgage-backed securities, further tempering overall risk. We are emphasizing mortgages, which we believe should continue to outperform treasuries in an environment of gradually rising interest rates.

                             PORTFOLIO COMPOSITION

                                 TOP HOLDINGS
                            AS OF DECEMBER 31, 2003

                                                      % OF TOTAL
                ISSUER/SECURITY                       NET ASSETS
                ------------------------------------------------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION   20.7%
                FEDERAL HOME LOAN MORTGAGE CORP......    4.9%
                FEDERAL REPUBLIC OF GERMANY..........    4.5%
                UNITED STATES TREASURY NOTES.........    3.4%
                FEDERAL REPUBLIC OF BRAZIL...........    2.9%
                RUSSIAN FEDERATION...................    2.5%
                UNITED MEXICAN STATES................    2.5%
                GOVERNMENT OF FRANCE.................    2.1%
                UNITED STATES TREASURY BONDS.........    1.8%
                REPUBLIC OF TURKEY...................    0.7%

   A $10,000 INVESTMENT COMPARED TO THE LEHMAN BROTHERS AGGREGATE BOND INDEX


                                    [CHART]


                      Salomon Brothers
                       Strategic Bond
                       Opportunities           Lehman Brothers
                     Portfolio Class A       Aggregate Bond Index
                     -----------------       --------------------
10/31/94                $10,000                   $10,000
   12/94                  9,860                    10,047
   12/95                 11,771                    11,903
   12/96                 13,461                    12,335
   12/97                 14,953                    13,526
   12/98                 15,259                    14,701
   12/99                 15,482                    14,580
   12/00                 16,598                    16,275
   12/01                 17,731                    17,649
   12/02                 19,434                    19,459
   12/03                 21,887                    20,258


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                                                LEHMAN
                                 SALOMON BROTHERS STRATEGIC    BROTHERS
                                 BOND OPPORTUNITIES PORTFOLIO AGGREGATE
                                 CLASS A   CLASS B   CLASS E  BOND INDEX
             1 Year               12.6%     12.6%     12.5%      4.1%
             5 Years               7.5       N/A       N/A       6.6
             Since Inception/17/   8.9      15.8       9.6       8.0

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                     MSF-4

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE A
 HIGH LEVEL OF
 CURRENT INCOME
 CONSISTENT WITH
 PRESERVATION OF
 CAPITAL AND
 MAINTENANCE OF
 LIQUIDITY.

 INCEPTION
 DATE
 CLASS A
  10/31/94
 CLASS B
  7/30/02
 CLASS E
  5/1/01

 ASSET CLASS
 U.S. GOVERNMENT
 BONDS

   NET ASSETS
  $269 MILLION

   SUBADVISER
SALOMON BROTHERS
     ASSET
MANAGEMENT, INC.

PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the Salomon Brothers U.S. Government Portfolio returned 1.7%, compared to its benchmark, the Lehman Brothers Intermediate Government Bond Index/9/, which returned 2.3%. The average return of its peer group, the Lipper Variable Insurance Products U.S. Mortgage Funds Performance Universe/16/ category, was 2.1% over the same period.

PORTFOLIO REVIEW
When the year began, concerns about a faltering economy and stock market volatility, coupled with expectations that interest rates would drop, triggered investor demand for higher-rated fixed-income securities. Because bond prices typically move opposite to interest rate movements, many longer-term fixed-income securities appreciated over the first five months of the period. The Fed proceeded to reduce its interest rate targets in June to their lowest levels since the Eisenhower Administration. Shortly after the Fed's rate reduction, signs suggesting that gross domestic product growth was stronger than expected generated concerns that inflation could pick up. This led investors to question whether the Fed's rate-cutting cycle had run its course, which contributed to a decline in prices of bonds. The decline was exacerbated due to selling from investors holding mortgage-backed securities in their portfolios. Prices of Treasuries bounced back to an extent in September. Rate concerns resurfaced after the Commerce Department released preliminary third-quarter data stating that the economy grew at its fastest pace in almost 20 years. According to estimates that were revised higher later in the quarter, real GDP increased 8.2% over the quarter. However, selling in the Treasury markets was more contained than it was in July as some of this growth was attributable to one-time factors, such as the tax cuts and the end of major combat in Iraq, and many analysts and investors felt that the Fed appeared to be in a holding pattern from adjusting its rate targets.

During the past year, the Portfolio was concentrated in mortgage-backed securities, maintained significant exposure to U.S. Treasuries, and held very modest positions in U.S. Government Agencies, among other fixed-income securities in its investment universe.

The Portfolio's better performance in the second half of 2003 was primarily due to its higher exposure to mortgage-backed securities. Although mortgage prepayment activity was a detracting factor to overall performance over the summer months, as interest rate volatility had declined, the strong performance of mortgage-backed securities during the second half of 2003 helped the Portfolio achieve positive returns. Shorter-term issues began to perform relatively well late in 2003 as the market began to anticipate rising rates.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2003

                                                       % OF TOTAL
              ISSUER/SECURITY                          NET ASSETS
              ---------------------------------------------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION...   57.3%
              FEDERAL HOME LOAN MORTGAGE CORP.........   28.3%
              UNITED STATES TREASURY NOTES............    9.5%
              WINGS, LTD..............................    1.4%
              COMMODORE CDO I, LTD....................    0.5%
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION    0.4%
              FEDERAL HOME LOAN BANKS.................    0.4%

             A $10,000 INVESTMENT COMPARED TO THE LEHMAN BROTHERS
                    INTERMEDIATE U.S. GOVERNMENT BOND INDEX


                                    [CHART]

              Salomon Brothers
               U.S. Government     Lehman Intermediate
              Portfolio Class A   Government Bond Index
              -----------------   ---------------------
10/31/94          10,000                 10,000
   12/94          10,060                  9,988
   12/95          11,571                 11,427
   12/96          11,954                 11,891
   12/97          12,967                 12,810
   12/98          13,954                 13,897
   12/99          13,978                 13,964
   12/00          15,439                 15,427
   12/01          16,477                 16,726
   12/02          17,786                 18,338
   12/03          18,084                 18,757


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                                             LEHMAN
                                                            BROTHERS
                                   SALOMON BROTHERS       INTERMEDIATE
                                U.S. GOVERNMENT PORTFOLIO  GOVERNMENT
                                CLASS A   CLASS B CLASS E  BOND INDEX
            1 Year                1.7%      1.6%    1.5%      2.3%
            5 Years               5.3       N/A     N/A       6.2
            Since Inception/17/   6.7       3.7     5.1       7.1

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                     MSF-5

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH BOND INCOME PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*




 INVESTMENT
 OBJECTIVE
 TO ACHIEVE A
 COMPETITIVE TOTAL
 RETURN PRIMARILY
 FROM INVESTING IN
 FIXED-INCOME
 SECURITIES.

 INCEPTION
 DATE
 CLASS A
  8/26/83
 CLASS B
  5/1/01
 CLASS E
  4/23/02

 ASSET CLASS
 U.S. BONDS

    NET ASSETS
    $1 BILLION

    SUBADVISER
   STATE STREET
    RESEARCH &
    MANAGEMENT
     COMPANY


PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, Class A shares of the State Street Research Bond Income Portfolio returned 5.9% compared to its benchmark, the Lehman Brothers Aggregate Bond Index,/1/ which returned 4.1%. The average return of its peer group, the Lipper Variable Insurance Products Corporate Debt A-Rated Funds Performance Universe,/16/ was 4.7% over the same period.

PORTFOLIO REVIEW
Bonds delivered another year of positive returns as the U.S. economy picked up steam. The economy was lackluster early in the year, but it gained momentum in the third quarter when gross domestic product came in at a much-better-than-expected annualized growth rate of 8.2%. Most important, the job market, which is a key factor influencing the Federal Reserve's interest rate policy, continued to show signs of improvement as unemployment fell from 6.1% to 5.9% during the year. Industrial production, manufacturing, and capital spending also improved significantly. Corporate profits re-bounded in response to sustained consumer demand, increased productivity, and a falling U.S. dollar.

In this environment, the Lehman Brothers Aggregate Bond Index returned a respectable 4.1% for the year. The Portfolio outperformed its benchmark largely because of its allocation to Investment-Grade Credit, High-Yield, and Emerging Market bonds, all of which outperformed Treasuries. The Portfolio had overweights in these sectors relative to its benchmark. All of these sectors rallied as the difference in yield between these riskier sectors and Treasuries narrowed. Gains were broad-based.

The Portfolio's biggest gains came from its allocations to top-performing sectors. An overweight in the High-Yield sector was the largest contributor to performance. The High-Yield sector posted the best returns among all fixed income sectors during the year, led by lower-quality issues with CCC and B ratings. The Portfolio's overweight in Investment-Grade Credit also gave a significant boost to returns, as spreads narrowed dramatically. The Portfolio had a small allocation to Emerging Market issues, which beat most other fixed income sectors. Our investments in commercial mortgage-backed securities and asset-backed securities, both of which offer a yield advantage over Treasuries, further bolstered returns. Our underweight in bonds issued by government agencies was a detractor from returns relative to the Lehman Brothers benchmark.

Despite a sharp spike in interest rates during the summer months, interest rates ended the year only modestly higher. Rising interest rates are generally bad for bonds, because bond prices move in the opposite direction of interest rates. Fortunately, we had anticipated higher interest rates and we maintained a shorter duration than that of our benchmark. Duration is a measure of a bond's sensitivity to changing interest rates. With a shorter duration, the Portfolio was less exposed to rising interest rates. Our shorter-than-average duration relative to our benchmark modestly enhanced performance.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2003


                                                         % OF TOTAL
             ISSUER/SECURITY                             NET ASSETS
             ------------------------------------------------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION......   26.2%
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION...    7.7%
             UNITED STATES TREASURY NOTES...............    7.4%
             UNITED STATES TREASURY BONDS...............    5.1%
             WASHINGTON MUTUAL, INC.....................    1.0%
             FORD MOTOR CREDIT CO.......................    1.0%
             AT&T BROADBAND CORP........................    1.0%
             HOUSEHOLD FINANCE CORP.....................    0.9%
             LB-UBS COMMERCIAL MORTGAGE TRUST...........    0.9%
             JP MORGAN COMMERCIAL MORTGAGE FINANCE CORP.    0.8%


   A $10,000 INVESTMENT COMPARED TO THE LEHMAN BROTHERS AGGREGATE BOND INDEX


                                    [CHART]

        State Street Research
        Bond Income Portfolio     Lehman Brothers
               Class A          Aggregate Bond Index
        ---------------------  --------------------
12/93         $10,000              $10,000
12/94           9,664                9,708
12/95          11,713               11,502
12/96          12,251               11,919
12/97          13,585               13,070
12/98          14,814               14,206
12/99          14,746               14,089
12/00          15,948               15,727
12/01          17,354               17,055
12/02          18,822               18,804
12/03          19,924               19,576


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                                            LEHMAN
                               STATE STREET RESEARCH BOND  BROTHERS
                                  INCOME PORTFOLIO        AGGREGATE
                               CLASS A  CLASS B  CLASS E  BOND INDEX
               1 Year            5.9%     5.6%     5.7%      4.1%
               5 Years           6.1      N/A      N/A       6.6
               10 Years          7.1      N/A      N/A       7.0
               Since Inception    --      7.1      7.4        --

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                     MSF-6

METROPOLITAN SERIES FUND, INC.

 BALANCED PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*




 INVESTMENT
 OBJECTIVE
 TO ACHIEVE
 LONG-TERM TOTAL
 RETURN FROM A
 COMBINATION OF
 CAPITAL
 APPRECIATION
 AND CURRENT
 INCOME.

 INCEPTION
 DATE
 CLASS A
  10/31/94
 CLASS E
  5/1/01

 ASSET CLASS
 STOCKS & BONDS

   NET ASSETS
  $134 MILLION

   SUBADVISER
   WELLINGTON
   MANAGEMENT
  COMPANY, LLP






PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the Balanced Portfolio returned 19.8%, compared to its benchmark, a blend of the Standard & Poor's 500 Index/2/ (60%) and the Lehman Brothers Aggregate Bond Index/1/ (40%), which returned 18.5%. The average return of its peer group, the Lipper Variable Insurance Products Balanced Funds Performance Universe/16/ was 18.9% over the same period.

PORTFOLIO REVIEW
During 2003, economic and financial markets rebounded, driven by a combination of an improved geopolitical environment, renewed economic growth, improving credit markets, and investor perception that deflationary risks had bottomed. This sharp directional change in economic and financial market sentiment, after three years of negative returns, was dramatically reflected in the performance profile by equity market capitalization. In fact, there was nearly an inverse relationship between company size and returns, with small- and mid-cap stocks generally outperforming large-cap stocks.

We were encouraged by the more competitive returns in 2003, which were due, in part, to a more aggressive allocation to stocks, and the outperformance of the bond portion of the Portfolio versus the Lehman Brothers Aggregate Bond Index. The equity portion of the Portfolio lagged the S&P 500 Index in relative terms, partly due to stock selection, although the "market cap effect" cited above had a significant impact, as low-quality, high beta (risk) stocks were rewarded. Stock selection was most additive in Health Care and Consumer Discretionary sectors, led by Genzyme (biotechnology), Pfizer (pharmaceuticals) and Comcast (media), among others. Weaker stock choices occurred in names such as Schering-Plough (pharmaceuticals), SBC Communications (diversified telecommunications) and KeyCorp (commercial banks). The Portfolio's equity returns were favorably impacted by sector allocation decisions. At the sector level, strong allocation weightings in Information Technology and Materials positively impacted the Portfolio. It was held back, however, by the decision to overweight Health Care, a sector that struggled to keep pace with the overall market in 2003. The Portfolio concluded the year with a continued cyclical bias, reflecting overweights in Materials, Health Care and Information Technology. Notable underweights remain in Telecommunications and Utilities.

Performance was also boosted by the favorable contribution from bonds. For the year, the emphasis on fixed income security selection and sector rotation were key drivers of strong relative performance. The Portfolio remains overweight in Corporates and Mortgages. It also benefited from a modest allocation to High Yield, whose fundamentals are still supported by a more stable economy. The Portfolio remains underweight Treasuries and Agencies, whose yields are likely to rise with the improving economy. The Portfolio's neutral duration posture reflected our view of stable Fed monetary policy. In terms of asset allocation, due to the improving relative attractiveness of stocks over bonds in 2003, the portfolio managers made the constructive decision of gradually shifting the portfolio weighting to reflect an asset allocation of approximately 67% stocks, 30% bonds and 3% cash at year-end, an overweight of the 60% normal equity weighting.

                             PORTFOLIO COMPOSITION

                                 TOP HOLDINGS
                            AS OF DECEMBER 31, 2003

                                                       % OF TOTAL
              ISSUER/SECURITY                          NET ASSETS
              ---------------------------------------------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION...    6.2%
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION    6.0%
              UNITED STATES TREASURY BONDS............    3.1%
              MICROSOFT CORP..........................    3.1%
              CITIGROUP, INC..........................    2.9%
              PFIZER, INC.............................    2.7%
              GENERAL ELECTRIC CO.....................    2.3%
              EXXON MOBIL CORP........................    2.0%
              AMERICAN INTERNATIONAL GROUP, INC.......    2.0%
              INTEL CORP..............................    1.7%


                     A $10,000 INVESTMENT COMPARED TO THE
                     S&P 500 INDEX AND THE LEHMAN BROTHERS
                             AGGREGATE BOND INDEX


                                    [CHART]


               Balanced                           Lehman Brothers
           Portfolio Class A   S&P 500 Index   Aggregate Bond Index
           -----------------   -------------   --------------------
10/31/94        $10,000           $10,000           $10,000
   12/94          9,990             9,779            10,047
   12/95         12,466            13,449            11,903
   12/96         14,575            16,535            12,335
   12/97         16,934            22,050            13,526
   12/98         18,475            28,351            14,701
   12/99         17,535            34,316            14,580
   12/00         17,198            31,195            16,275
   12/01         16,435            27,490            17,649
   12/02         14,210            21,417            19,459
   12/03         17,017            27,556            20,258


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                                              LEHMAN
                                                             BROTHERS
                                 BALANCED PORTFOLIO S&P 500 AGGREGATE
                                 CLASS A   CLASS E   INDEX  BOND INDEX
             1 Year               19.8%     19.6%    28.7%     4.1%
             5 Years              -1.6       N/A     -0.6      6.6
             Since Inception/17/   6.0       0.3     11.7      8.0

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                     MSF-7

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE A
 FAVORABLE TOTAL
 RETURN THROUGH
 INVESTMENT IN A
 DIVERSIFIED
 PORTFOLIO.

 INCEPTION
 DATE
 CLASS A
  5/1/87
 CLASS B
  5/1/02

 ASSET CLASS
 STOCKS & BONDS

   NET ASSETS
  $178 MILLION

   SUBADVISER
 MASSACHUSETTS
   FINANCIAL
    SERVICES
    COMPANY

PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A Shares of the MFS Total Return Portfolio returned 17.0% compared to its new benchmark, a blend of the Standard & Poor's 500 Index/2/ (60%) and the Lehman Brothers Aggregate Bond Index/14/ (40%), which returned 18.5%. Its old benchmark, a blend of the Standard & Poor's 500 Index/2/ (60%) and the Lehman Brothers Government/Credit Index/14/ (40%), returned 18.7%. We changed the fixed income index because the Lehman Aggregate is a broader index and more accurately reflects how the fixed income segment of the Portfolio is managed. The average return of its peer group, the Lipper Variable Insurance Products Flexible Funds Performance Universe/16/, was 18.9% over the same period.


PORTFOLIO REVIEW
Gradual improvement in the U.S. economy characterized the markets for the year. The stock markets, led by technology and cyclical sectors such as basic materials, industrials, autos, and housing stocks, rallied from mid-March through the end of the year with only a few pauses. For the first half of the year, technology stocks and lower-quality stocks with weaker balance sheets led stock market returns. With the release of second-quarter corporate earnings in July 2003, market leadership began to expand to include a broader-based group of economically sensitive stocks.

The Portfolio normally invests between 55% to 60% of its assets in inexpensive, lower-risk stocks with the balance in higher-quality bonds and a relatively small position in cash equivalent securities. While this allocation has provided a strong historical long-term track record, the Portfolio lagged its benchmarks over the past year because higher-risk, lower-quality issues within both the equity and fixed-income markets led returns.

Our underweighted position in technology and stock selection in the leisure sector were the primary reasons for the Portfolio's underperformance to its stock benchmark. We maintained an underweighting in technology primarily because we felt that many stocks in the sector did not meet our valuation criteria. However, the sector rose through much of the period, buoyed by signs of economic growth, potential increases in capital spending, and possible pent-up demand for personal computers, servers, and software. While in absolute terms, the group was one of the best performing portfolio sectors, our underweighting caused the relative underperformance. The performance of the Portfolio's leisure holdings was disappointing. Our overweighted position in telephone services stocks detracted from performance as competitive pressures intensified and outweighed inexpensive valuations. Those detractors offset positive contributions from our holdings in the electric utilities and wireless industries.

Holdings in the financial services sector provided strong relative returns for the period. Banks benefited from falling interest rates, an improving outlook for corporate credit, and strength in mortgage lending activity. FleetBoston's stock price received a significant boost following the Bank of America announcement of a takeover offer. In addition, the market rally boosted stock prices of companies such as Merrill Lynch. The strong performance of these and other financial stocks were offset somewhat by the decline of Federal Home Loan Mortgage Corporation's stock. Retailer Sears Roebuck provided the strongest relative return among retailing stocks. After the company announced that Citigroup offered $3 billion for its troubled credit card business, Sears' stock price soared. Our underweighted position in consumer staples stocks also contributed to performance, as investors turned toward cyclical companies whose earnings tend to be more sensitive to an economic recovery.

In the fixed income market, corporate bonds in general outperformed U.S. Treasuries over the period. In that environment, our relative overweighting in corporate debt and underweighting in Treasuries helped the fixed income portion of the Portfolio outperform the overall U.S. bond market, as measured by the Lehman Brothers Aggregate Bond Index.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2003

                                                       % OF TOTAL
              ISSUER/SECURITY                          NET ASSETS
              ---------------------------------------------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION...   12.2%
              FEDERAL HOME LOAN MORTGAGE CORP.........    3.9%
              UNITED STATES TREASURY NOTES............    3.8%
              UNITED STATES TREASURY BONDS............    2.2%
              CITIGROUP, INC..........................    2.1%
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION    1.9%
              VERIZON COMMUNICATIONS, INC.............    1.7%
              VIACOM, INC. (CLASS B)..................    1.3%
              JOHNSON & JOHNSON.......................    1.3%
              MELLON FINANCIAL CORP...................    1.3%

    A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX, THE LEHMAN BROTHERS
                 GOVERNMENT/CREDIT AND AGGREGATE BOND INDICES


                              [CHART]


          MFS Total Return                      Lehman Brothers
         Portfolio Class A  S&P 500 Index   Government/Credit Index
         -----------------  -------------   -----------------------
12/93        $10,000          $10,000              $10,000
12/94          9,889           10,132                9,649
12/95         12,983           13,934               11,506
12/96         14,934           17,132               11,840
12/97         18,899           22,845               12,995
12/98         22,617           29,373               14,226
12/99         24,869           35,553               13,921
12/00         24,028           32,319               15,570
12/01         23,114           28,481               16,894
12/02         21,872           22,189               18,759
12/03         25,590           28,550               19,634



--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                                 LEHMAN      LEHMAN
                        MFS TOTAL               BROTHERS    BROTHERS
                     RETURN PORTFOLIO S&P 500 GOVERNMENT/  AGGREGATE
                     CLASS A  CLASS B  INDEX  CREDIT INDEX BOND INDEX
           1 Year     17.0%    16.7%   28.7%      4.7%        4.1%
           5 Years     2.5      N/A    -0.6       6.7         6.6
           10 Years    9.9      N/A    11.1       7.0         7.0
           Since
           Inception    --      4.4      --        --          --

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See Footnotes to Portfolio Manager Commentary.

                                     MSF-8

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE HIGH
 TOTAL RETURN
 WHILE
 ATTEMPTING TO
 LIMIT
 INVESTMENT RISK
 AND PRESERVE
 CAPITAL.

 INCEPTION
 DATE
 CLASS A
  7/25/86
 CLASS E
  5/1/01

 ASSET CLASS
 U.S. BONDS/
 LARGE CAP
 STOCKS

   NET ASSETS
   $2 BILLION

   SUBADVISER
  STATE STREET
   RESEARCH &
   MANAGEMENT
    COMPANY


PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, Class A shares of the State Street Research Diversified Portfolio returned 20.6% compared to its benchmark, a blend of the Standard & Poor's 500 Index/2/ (60%) and the Lehman Brothers Aggregate Bond Index/1/ (40%), which returned 18.5%. The average return of its peer group, the Lipper Variable Insurance Products Balanced Funds Performance Universe,/16/ was 18.9% for the same period.

PORTFOLIO REVIEW
An overweight in equities, strong stock selection, and allocations to the Investment-Grade, High-Yield, and Emerging Market fixed income sectors helped the Portfolio outperform its benchmark over the year. The Portfolio's equity weighting ended the year at 62, up from 59% earlier in the year.

Favorable economic conditions boosted stock returns, with the S&P 500 Index returning 12.2% during the fourth quarter and finishing the year up 28.7%. The U.S. economic recovery accelerated throughout the year. After a particularly strong third quarter, gross domestic product (GDP) growth came in at a much-better-than-expected 8.2% on an annualized basis. In support of this growth, most facets of the economy continued to improve. Employment, which is a key factor influencing the Federal Reserve's interest rate policy, continued to shows sign of improvement as new jobless claims stabilized below 400,000 per week and overall unemployment fell from 6.1% to 5.9%. Industrial production, manufacturing, and capital spending also improved significantly during the year. Corporate profits rebounded in response to sustained consumer demand, increased productivity, and a falling U.S. dollar.

The Lehman Brothers Aggregate Bond Index ended 2003 with a respectable return of 4.1%, even as interest rates moved modestly higher. This rise hampered bond prices, which move in the opposite direction of interest rates. Riskier sectors of the bond market, however, fared well, as an improving economy helped credit outlooks. The difference in yield between Treasuries and bonds in other sectors narrowed, as investors demonstrated willingness to take on more risk in exchange for higher yields.

The Portfolio benefited from strong stock selection in the Consumer Discretionary, Health Care, and Technology sectors. Within Consumer Discretionary, standouts included Internet-related holdings Yahoo! and InterActiveCorp. Semiconductor stocks drove returns in Technology. A recovery in semiconductor orders fueled by increased demand for consumer electronics resulted in sharp gains throughout the industry.

Poor stock selection in Financial Services detracted modestly from relative returns. Despite posting healthy gains, the Portfolio's Financial Services holdings could not keep pace with those in the benchmark because we did not own several names that posted particularly strong gains during the year.

On the fixed income side, our overweight in the Investment-Grade Credit sector gave a significant boost to returns, as yield spreads narrowed dramatically and prices rose. Our allocation to High-Yield also contributed positively to the Portfolio's performance. The High-Yield sector posted the best results of all fixed income sectors during the year, led by lower-quality issues with CCC and B ratings. The Portfolio further benefited from a small investment in Emerging Market issues, which beat most other fixed income sectors.

                             PORTFOLIO COMPOSITION

                                 TOP HOLDINGS
                            AS OF DECEMBER 31, 2003

                                                       % OF TOTAL
              ISSUER/SECURITY                          NET ASSETS
              ---------------------------------------------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION...    11.2%
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION     3.1%
              UNITED STATES TREASURY NOTES............     2.2%
              CITIGROUP, INC..........................     2.0%
              INTEL CORP..............................     1.9%
              MICROSOFT CORP..........................     1.8%
              AMERICAN INTERNATIONAL GROUP, INC.......     1.7%
              UNITED STATES TREASURY BONDS............     1.6%
              PFIZER, INC.............................     1.5%
              GENERAL ELECTRIC CO.....................     1.4%


  A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX AND THE LEHMAN BROTHERS
                             AGGREGATE BOND INDEX


                                    [CHART]
        State Street Research
             Diversified                        Lehman Brothers
         Portfolio Class A      S&P 500 Index   Aggregate Index
        ---------------------   -------------   ---------------
12/93        $10,000               $10,000         $10,000
12/94          9,692                10,132           9,708
12/95         12,312                13,934          11,502
12/96         14,097                17,132          11,919
12/97         16,999                22,845          13,070
12/98         20,336                29,373          14,206
12/99         22,109                35,553          14,089
12/00         22,337                32,319          15,727
12/01         20,923                28,481          17,055
12/02         18,020                22,189          18,804
12/03         21,724                28,550          19,576


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                                              LEHMAN
                               STATE STREET RESEARCH         BROTHERS
                               DIVERSIFIED PORTFOLIO S&P 500 AGGREGATE
                               CLASS A    CLASS E     INDEX    INDEX
               1 Year           20.6%      20.4%      28.7%     4.1%
               5 Years           1.3        N/A       -0.6      6.6
               10 Years          8.1        N/A       11.1      7.0
               Since Inception    --       -0.3         --       --

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                     MSF-9

METROPOLITAN SERIES FUND, INC.

 ALGER EQUITY GROWTH PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*




 INVESTMENT
 OBJECTIVE
 TO ACHIEVE
 LONG-TERM
 CAPITAL
 APPRECIATION.

 INCEPTION
 DATE
 CLASS A
  10/31/94
 CLASS B
  7/30/02
 CLASS
  5/1/01

 ASSET CLASS
 LARGE CAP STOCK

   NET ASSETS
  $577 MILLION

   SUBADVISER
   FRED ALGER
  MANAGEMENT,
      INC.


PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the Alger Equity Growth Portfolio returned 35.2%, compared to its benchmark, the Standard & Poor's 500 Index/2/, which returned 28.7%. The average return of its peer group, the Variable Insurance Products Large-Cap Growth Funds Performance Universe/16/ was 28.2% over the same period.

PORTFOLIO REVIEW
The twelve months ending December 31, 2003 brought relief from the high level of selling experienced over the past few years. During the first two months of the year, most equity indices lost ground, as fears about a war with Iraq outweighed improving economic fundamentals. However, the negative trend was reversed as investors pushed most indices higher during March. The second quarter saw a continuation of the positive momentum. Reassured by the swift allied victory in Iraq, better-than expected first quarter profits, and a 25 basis point Federal Funds rate cut on June 25, investors found good reasons to get back into the stock market. The second half of the year continued to be positive. Upbeat earnings news in the technology sector, a bullish outlook from the Fed, and the highest GDP growth in 20 years all proved encouraging to investors during the six-month period. Stock prices moved higher in five of the final six months of the year, with small cap stocks leading the way. As equity markets headed into the new year, low interest rates, minimal inflation, and solid economic fundamentals appeared to eclipse fear and uncertainty.

The Portfolio outperformed the S&P 500 benchmark throughout the year. Although there were shifts within the Portfolio during the twelve-month period, our strategy remained consistent. We continued to emphasize individual security selection through thorough, internal research. Management's growth stock philosophy did not provide a significant advantage during a period in which growth and value stocks had similar returns.

In general, performance throughout the year benefited from a variety of variables. Relative to the S&P 500 benchmark, the Portfolio benefited from an overweighting in the strong Technology sector and an underweighting in the weak Consumer Staples sector. In addition, solid security selection across most segments of the economy helped the Portfolio's relative performance. Stock selection was especially strong in the Consumer Discretionary, Telecommunication Services, and Technology sectors. Relative to its peers in the growth universe, the Portfolio benefited from an overweighting in the Telecommunication Services sector, as well as strong security selection within the Technology, Health Care, and Financials sectors. At the security level, significant positions in eBay, Cisco, and Yahoo! contributed most positively to absolute performance throughout the year.

The Portfolio was well diversified, with Technology, Consumer Discretionary and Health Care comprising the three largest sectors, and Semiconductors, Software, and Pharmaceuticals representing the three largest industries held by the Portfolio at December 31, 2003.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2003

                                               % OF TOTAL
                      SECURITY                 NET ASSETS
                      -----------------------------------
                      MICROSOFT CORP..........    4.0%
                      EBAY, INC...............    3.5%
                      CISCO SYSTEMS, INC......    3.4%
                      TYCO INTERNATIONAL, LTD.    3.1%
                      YAHOO!, INC.............    3.1%
                      GENENTECH, INC..........    2.8%
                      BOSTON SCIENTIFIC CORP..    2.8%
                      GENERAL ELECTRIC CO.....    2.7%
                      AMAZON COMMON, INC......    2.6%
                      TERADYNE, INC...........    2.6%

              A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX



                                    [CHART]

          Alger Equity Growth
               Class A          S&P 500 Index
          -------------------   -------------
10/31/94       $10,000             $10,000
   12/94         9,581               9,779
   12/95        14,247              13,449
   12/96        16,124              16,535
   12/97        20,257              22,050
   12/98        29,935              28,351
   12/99        40,147              34,316
   12/00        34,655              31,195
   12/01        30,492              27,490
   12/02        20,379              21,417
   12/03        27,542              27,556


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                  ALGER EQUITY GROWTH PORTFOLIO S&P 500
                                  CLASS A   CLASS B   CLASS E    INDEX
              1 Year               35.2%     35.2%     34.9%     28.7%
              5 Years              -1.7       N/A       N/A      -0.6
              Since Inception/17/  11.7      17.7      -8.4      11.7

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                    MSF-10

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*




 INVESTMENT
 OBJECTIVE
 TO ACHIEVE LONG-
 TERM GROWTH OF
 CAPITAL.

 INCEPTION
 DATE
 CLASS A
  5/1/02
 CLASS B
  5/1/02

 ASSET CLASS
 LARGE CAP STOCK

   NET ASSETS
  $380 MILLION

   SUBADVISER
     CAPITAL
    GUARDIAN
  TRUST COMPANY


PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the Capital Guardian U.S. Equity Portfolio returned 37.7%, compared to its benchmark, the Standard & Poor's 500 Index/2/, which returned 28.7%. The average return of its peer group, the Lipper Variable Insurance Products Multi-Cap Core Funds Performance Universe/16/, was 31.9% over the same period.

PORTFOLIO REVIEW
The year ended with stocks climbing higher in the fourth quarter, adding double-digit gains to an already good year. Earnings reports were better than expected and companies began to attribute profits to growing revenues rather than cost cutting, which had been the main source of better profits in the previous two quarters. The year started off on uneven footing with political events overshadowing economic and corporate fundamentals. Emotions ran high among investors as stocks experienced substantial volatility, rising and falling on the ebb and flow of news about Iraq. High crude oil prices and terrorism concerns also helped restrain the U.S. stock market early in 2003. Following the end of major fighting in Iraq, stocks began their climb. An improvement in first-quarter earnings paved the way for a broad-based rally that lasted the rest of the year. The best results in 2003 came from depressed industries such as technology, and from stocks of low-quality companies whose prospects dramatically improved as their balance sheets recovered.

The Portfolio's biggest contributor to relative returns during the year was its overweight position and strong stock selection in the information technology sector, primarily within the communications equipment and semiconductor capital equipment stocks. While many of these companies struggled in 2002, they benefited from the mild improvement in corporate spending in 2003 and from more positive commentary coming from market leaders. Within this group, semiconductor-related companies had the largest gains.

Similarly, large holdings in the pharmaceuticals, media, leisure, and utilities--areas that suffered in 2002--surged during 2003, though there were some portfolio holdings in the consumer discretionary sectors that dampened results. Within consumer staples, an underweight position and good stock selection were positive contributors during the year, as good results for tobacco far outweighed earnings disappointments in other areas of the sector.

The largest detractor for the year was in the energy sector where both stock selection and an overweight position hurt relative results. While the Portfolio's holdings in the financial sector kept pace with the overall market during the year, they underperformed the broad financial sector and detracted from results. Generally, names that underperformed came from the insurance, consumer finance, and thrifts & mortgage finance industries.

At the end of the year, the Portfolio was overweight in the health care, information technology and energy sectors, and underweight in the consumer staples and financials sectors. During the year, we reduced or eliminated a number of holdings that had recently outperformed or in which we had lost conviction. We purchased stocks that we believe have better prospects. In many cases these purchases were of stocks that had lagged since the market upturn.

                             PORTFOLIO COMPOSITION

                                 TOP HOLDINGS
                            AS OF DECEMBER 31, 2003

                                                % OF TOTAL
                      SECURITY                  NET ASSETS
                      ------------------------------------
                      ASTRAZENECA, PLC. (ADR)..    5.1%
                      FOREST LABORATORIES, INC.    3.7%
                      WASHINGTON MUTUAL, INC...    3.2%
                      ALLERGAN, INC............    2.6%
                      SLM CORP.................    2.3%
                      BANK ONE CORP............    2.1%
                      APPLIED MATERIALS, INC...    1.9%
                      EXXON MOBIL CORP.........    1.9%
                      QUALCOMM, INC............    1.7%
                      LOWE'S COS., INC.........    1.7%

                         A $10,000 INVESTMENT COMPARED
                             TO THE S&P 500 INDEX

                                    [CHART]

           Capital Guardian
             U.S. Equity
           Portfolio Class A    S&P 500 Index
           -----------------    -------------
5/1/02         $10,000            $10,000
 12/02           7,900              8,271
 12/03          10,880             10,641


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                      CAPITAL GUARDIAN
                                        U.S. EQUITY    S&P 500
                                      CLASS A  CLASS B  INDEX
                  1 Year               37.7%    37.4%   28.7%
                  Since Inception/17/   5.2      5.0     3.8

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                    MSF-11

METROPOLITAN SERIES FUND, INC.

 DAVIS VENTURE VALUE PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE
 GROWTH OF
 CAPITAL.

 INCEPTION
 DATE
 CLASS A
  10/31/94
 CLASS B
  7/30/02
 CLASS E
  2/20/01

 ASSET CLASS
 LARGE CAP
 STOCKS

  NET ASSETS
 $1.6 BILLION

  SUBADVISER
DAVIS SELECTED
ADVISERS, L.P.

PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the Davis Venture Value Portfolio returned 30.9%, compared to its benchmark, the Standard & Poor's 500 Index/2/, which returned 28.7%. The average return of its peer group, the Variable Insurance Products Large-Cap Value Funds Performance Universe/16/ was 28.4% over the same period.

PORTFOLIO REVIEW
The Portfolio's investment strategy is to perform extensive research and buy companies with expanding earnings at value prices and hold them for the long term.

During the year ended December 31, 2003, the Portfolio's largest sector weightings were in financial services, consumer non-durables, and energy. The Portfolio's holdings in all three sectors contributed to relative performance by outperforming its benchmark, the S&P 500(R) Index. The Portfolio's large holdings in financial services companies, and their strong performance through the year, was the most important contributor to the Portfolio outperforming its benchmark, the S&P 500(R) Index.

The principal holdings contributing to performance were: American Express and Progressive Corp., both financial services companies, and Altria Group, a consumer non-durables company. All three companies were among the Portfolio's top holdings and all three did well over the twelve-month period. American Express increased by 37.7%, Progressive Corp. increased 68.7%, and Altria Group increased by 42.7%.

The principal individual detractors from performance were: Kraft, Takefuji, and Merck. Kraft, a consumer non-durable company, decreased by 15.4%, Takefuji, a financial services company, decreased by 12.9%, and Merck, a health care company, decreased by 11.2%.

Between December 2002 and December 2003, Progressive Corp., and HSBC Holdings replaced Household International and Costco in the Portfolio's top ten holdings. HSBC Holdings took over Household International in March 2003 and thus became a top 10 holding. As of December 31, 2003, Costco was the Portfolio's twelfth largest holding. Progressive Corp. is an Ohio based auto insurance company.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2003

                                                    % OF TOTAL
                 SECURITY                           NET ASSETS
                 ---------------------------------------------
                 AMERICAN EXPRESS CO...............    7.7%
                 ALTRIA GROUP, INC.................    5.9%
                 AMERICAN INTERNATIONAL GROUP, INC.    5.4%
                 WELLS FARGO & CO..................    4.3%
                 CITIGROUP, INC....................    4.3%
                 BERKSHIRE HATHAWAY, INC...........    3.8%
                 TYCO INTERNATIONAL, LTD...........    3.7%
                 THE PROGRESSIVE CORP..............    3.4%
                 HSBC HOLDINGS, PLC................    3.3%
                 GOLDEN WEST FINANCIAL CORP........    3.3%

              A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

                                    [CHART]

                   Davis Venture
                  Value Portfolio
                     Class A              S&P 500 Index
                  ---------------         -------------
10/31/94              $10,000                $10,000
   12/94                9,650                  9,779
   12/95               13,441                 13,449
   12/96               16,914                 16,535
   12/97               22,580                 22,050
   12/98               25,839                 28,351
   12/99               30,366                 34,316
   12/00               33,248                 31,195
   12/01               29,547                 27,490
   12/02               24,709                 21,417
   12/03               32,337                 27,556


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                    DAVIS VENTURE VALUE   S&P 500
                                  CLASS A CLASS B CLASS E  INDEX
              1 Year               30.9%   30.7%   30.7%   28.7%
              5 Years               4.6     N/A     N/A    -0.6
              Since Inception/17/  13.7    19.4     0.3    11.7

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns, would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                    MSF-12

METROPOLITAN SERIES FUND, INC.

 FI STRUCTURED EQUITY PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE
 LONG-TERM
 GROWTH OF
 CAPITAL.

 INCEPTION
 DATE
 CLASS A
  4/30/93
 CLASS B
  7/30/02
 CLASS E
  5/1/01

 ASSET CLASS
 LARGE CAP
 STOCKS

 NET ASSETS
 $583 MILLION

 SUBADVISER
  FIDELITY
MANAGEMENT &
  RESEARCH
   COMPANY

PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the FI Structured Equity Portfolio returned 26.9%, compared to its benchmark, the Russell 1000 Value Index/3/, which returned 30.0%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Value Funds Performance Universe/16/, was 28.4% over the same period.

PORTFOLIO REVIEW
For the 12-month period that ended December 31, 2003, the U.S. equity market posted broad double-digit gains, ending a three-year streak of negative returns. For the full year, the S&P 500 Index advanced by roughly 28%, while technology stocks, as represented by the NASDAQ Composite Index, returned 51%. The year marked the S&P 500's strongest 12-month performance since 1997. Value stocks narrowly outperformed growth stocks in 2003, as the Russell 1000 Value and Russell 1000 Growth posted one-year returns of 30.0% and 29.8%, respectively. Continued signs of strength in the U.S. economy, increased corporate profits, diminished prospects of a protracted war in Iraq, and high levels of fiscal and monetary stimulus combined to create a supportive environment for the equity markets in 2003.

During this period, the Portfolio posted positive returns, but trailed its benchmark, the Russell 1000 Value Index. Detracting from performance was security selection in the industrials and information technology sectors. Within the industrials sector, the capital goods group accounted for more than half of the sector's negative relative performance. The Portfolio benefited from good stock selection in the materials and consumer staples sectors, and also received some contribution to return from a slight overweighting in financials.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2003

                                                    % OF TOTAL
                 SECURITY                           NET ASSETS
                 ---------------------------------------------
                 EXXON MOBIL CORP..................    5.2%
                 CITIGROUP, INC....................    4.9%
                 BANK OF AMERICA CORP..............    2.5%
                 VERIZON COMMUNICATIONS, INC.......    2.2%
                 WELLS FARGO & CO..................    2.0%
                 SBC COMMUNICATIONS, INC...........    2.0%
                 CHEVRONTEXACO CORP................    1.9%
                 AMERICAN INTERNATIONAL GROUP, INC.    1.7%
                 TIME WARNER, INC..................    1.7%
                 MORGAN STANLEY....................    1.6%

 A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX AND THE S&P 500
                                     INDEX


                                    [CHART]

          FI Structured
             Equity                            Russell 1000
        Portfolio Class A     S&P 500 Index    Value Index
        -----------------     -------------    ------------
12/93      $10,000              $10,000         $10,000
12/94        9,900               10,132           9,802
12/95       13,510               13,934          13,562
12/96       15,956               17,132          16,497
12/97       21,294               22,845          22,302
12/98       26,501               29,373          25,787
12/99       28,975               35,553          27,682
12/00       27,479               32,319          29,624
12/01       23,652               28,481          27,968
12/02       19,050               22,189          23,627
12/03       24,178               28,550          30,722


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                               FI STRUCTURED
                             EQUITY PORTFOLIO     RUSSELL 1000 S&P 500
                          CLASS A CLASS B CLASS E VALUE INDEX   INDEX
          1 Year           26.9%   26.9%   26.7%      30.0%     28.7%
          5 Years          -1.8     N/A     N/A        3.6      -0.6
          10 Years          9.2     N/A     N/A       11.9      11.1
          Since Inception    --    17.3    -3.9         --        --

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns, would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                    MSF-13

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*



 INVESTMENT
 OBJECTIVE
 TO SEEK LONG-
 TERM CAPITAL
 APPRECIATION.

 INCEPTION
 DATE
 CLASS A
  11/9/98
 CLASS B
  7/30/02
 CLASS E
  5/1/01

 ASSET CLASS
 LARGE CAP STOCK

   NET ASSETS
  $397 MILLION

   SUBADVISER
HARRIS ASSOCIATES
      L.P.

PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of Harris Oakmark Large Cap Value Portfolio returned 25.5%, its benchmark, the Russell 1000 Value Index/3/, returned 30.0%. The average return of its peer group, the Lipper Variable Insurance Products Multi-Cap Value Funds Universe/16/, was 31.4% over the same period.

PORTFOLIO REVIEW
At December 31, 2003, the portfolio held 56 securities across a variety of industries. Home Depot, Guidant Corporation, and Xerox Corporation had a positive impact on returns during the year. Home Depot's stock benefited from a strong rebound in retail building products. Strong sales of Guidant's defibrillators and other cardiac assist technologies overcame its competitive weakness in the newest arterial stents, driving the stock sharply higher. Shares of once-depressed Xerox rebounded sharply, thanks to improved finances and strong acceptance of its newest color products.

Schering-Plough Corporation and Kraft Foods had a negative impact on performance in 2003. Weakness in the pharmacy sector, in addition to concerns over Schering-Plough's pipeline and its drug, Claritin, coming off patent, caused downward pressure on the stock. In our opinion, these risks are already reflected in the stock price. With the company trading at a discount to the industry multiple and an improving pipeline, we believe the stock has substantial upside opportunity. Kraft Foods declined as investors moved to growth stocks when the economy gathered momentum. Kraft also felt competition from low-priced private label products in key product areas.


                             PORTFOLIO COMPOSITION

                                 TOP HOLDINGS
                            AS OF DECEMBER 31, 2003

                                                      % OF TOTAL
                SECURITY                              NET ASSETS
                ------------------------------------------------
                WASHINGTON MUTUAL, INC...............    3.4%
                H&R BLOCK, INC.......................    2.9%
                FIRST DATA CORP......................    2.7%
                TIME WARNER, INC.....................    2.3%
                FORTUNE BRANDS, INC..................    2.2%
                YUM! BRANDS, INC.....................    2.2%
                FEDERAL NATIONAL MORTGAGE ASSOCIATION    2.2%
                THE HOME DEPOT, INC..................    2.2%
                MCDONALD'S CORP......................    2.2%
                U.S. BANCORP.........................    2.1%

         A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

                                    [CHART]

             Harris Oakmark Large
             Cap Value Portfolio
                  Class A            Russell 1000 Value Index
             --------------------    ------------------------
11/09/1998         $10,000                   $10,000
     12/98           9,730                    10,443
     12/99           9,059                    11,210
     12/00          10,185                    11,996
     12/01          12,057                    11,326
     12/02          10,349                     9,568
     12/03          12,988                    12,441


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                    HARRIS OAKMARK
                                LARGE CAP VALUE PORTFOLIO RUSSELL 1000
                                CLASS A   CLASS B CLASS E VALUE INDEX
            1 Year               25.5%     25.2%   25.3%      30.0%
            5 Years               6.0       N/A     N/A        3.6
            Since Inception/17/   5.2      14.1     4.6        4.3

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                    MSF-14

METROPOLITAN SERIES FUND, INC.

 JENNISON GROWTH PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE
 LONG-TERM
 GROWTH OF
 CAPITAL.

 INCEPTION
 DATE
 CLASS A
  5/1/02
 CLASS B
  5/1/02

 ASSET CLASS
 LARGE CAP
 STOCKS

  NET ASSETS
 $599 MILLION

  SUBADVISER
   JENNISON
ASSOCIATES LLC


PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the Jennison Growth Portfolio returned 30.1% compared to its benchmark, the Standard & Poor's 500 Index/2/, which returned 28.7%. The average return of its peer group, the Variable Insurance Products Large-Cap Growth Funds Performance Universe/16/, was 28.2% over the same period.

PORTFOLIO REVIEW
The Portfolio's strong gains for the full year period were supported by accelerating corporate profits alongside surging economic activity in the second half of the year.

Information Technology stocks contributed significantly to the Portfolio's return, led by our emphasis in semiconductor and semiconductor equipment stocks, including Intel, Texas Instruments, and KLA-Tencor. Among our other technology holdings, Cisco was a notable contributor. So far, earnings growth for many of our holdings in this area is primarily a result of cost cutting. We believe that as revenue growth accelerates, these companies should demonstrate impressive operating leverage, leading to upward earnings revisions and positive earnings surprises.

Health Care stocks were among the largest contributors to the Portfolio's absolute returns. Biotechnology holdings such as Amgen and Genentech advanced on the back of a stream of encouraging product developments. We favor Amgen, and expect strong demand for the company's existing multi-billion dollar product portfolio, which should generate robust earnings and sales growth in markets that are largely under penetrated. We believe Genentech has an impressive pipeline of potential drugs, some of which have passed important regulatory milestones. We expect the company's exceptional cancer franchise and the continued success of its current product line should generate earnings and revenue growth acceleration. Within pharmaceuticals, AstraZeneca and Teva Pharmaceuticals also helped returns.

The Portfolio's Financial Services holdings performed well, led by capital market stocks such as Merrill Lynch. American Express also moved higher alongside an improving outlook for corporate spending and travel as well as favorable developments in the government's Visa/Mastercard antitrust case.

Within the consumer related areas of the Portfolio, Starbucks and Tiffany & Co. advanced, but weakness in holdings such as Harley-Davidson and Kohl's offset these gains. We have been disappointed with Kohl's erratic sales growth, poor inventory control, and store-level execution. We also anticipate difficult same-store sales comparisons over the next several quarters. These concerns led us to eliminate the entire position.

                             PORTFOLIO COMPOSITION

                                 TOP HOLDINGS
                            AS OF DECEMBER 31, 2003

                                               % OF TOTAL
                       SECURITY                NET ASSETS
                       ----------------------------------
                       CISCO SYSTEMS, INC.....    3.8%
                       INTEL CORP.............    3.8%
                       MICROSOFT CORP.........    3.3%
                       AMGEN, INC.............    2.7%
                       AMERICAN EXPRESS CO....    2.5%
                       TEXAS INSTRUMENTS, INC.    2.5%
                       VIACOM, INC. (CLASS B).    2.5%
                       GENERAL ELECTRIC CO....    2.4%
                       PFIZER, INC............    2.4%
                       CITIGROUP, INC.........    2.2%

              A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX


                                    [CHART]

         Jennison Growth
         Portfolio Class A      S&P 500 Index
         -----------------      -------------
5/1/02        $10,000              $10,000
 12/02          7,710                8,271
 12/03         10,029               10,641


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                      JENNISON GROWTH S&P 500
                                      CLASS A CLASS B  INDEX
                  1 Year               30.1%   29.7%   28.7%
                  Since Inception/17/   0.2    -0.1     3.8

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns, would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See Footnotes to Portfolio Manager Commentary.

                                    MSF-15

METROPOLITAN SERIES FUND, INC.

 MET/PUTNAM VOYAGER PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*




 INVESTMENT
 OBJECTIVE
 TO ACHIEVE
 CAPITAL
 APPRECIATION.

 INCEPTION
 DATE
 CLASS A
  5/1/00
 CLASS B
  5/1/02
 CLASS E
  5/1/01

 ASSET CLASS
 LARGE CAP
 GROWTH STOCKS

  NET ASSETS
 $67 MILLION

  SUBADVISER
    PUTNAM
  INVESTMENT
 MANAGEMENT,
     LLC



PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the Met/Putnam Voyager Portfolio returned 25.9%, compared to its benchmark, the Russell 1000 Growth Index/4/, which returned 29.8%. The average return of its peer group, the Lipper Variable Insurance Product Large-Cap Growth Funds Universe/16/, was 28.2% over the same period.

PORTFOLIO REVIEW
As the U.S. economy staged a dramatic recovery in 2003, global equity markets shook off daunting geopolitical concerns and rallied. The Portfolio participated in the market's exuberant advance, but trailed its benchmark index. The Portfolio's high-quality emphasis hurt relative performance for the full year, as small-capitalization, lower-quality, higher-volatility strategies were rewarded.

The Portfolio benefited from an overweight in metals company Freeport McMoran in the basic materials sector; the stock surged over 150% in 2003 as copper and gold prices soared. Underweighting the consumer staples sector--namely underweighting Colgate-Palmolive (Consumer Goods) and not holding laggards General Mills, Sara Lee, and Wrigley (Foods)--also boosted results, as did an overweight to Career Education.

A beneficial overweight to technology was offset by poor stock selection in the sector, notably in the electronics industry, where underweighting Texas Instruments and Motorola and not holding Analog Devices and Xilinx detracted from performance, offsetting a favorable position in Intel. Poor stock selection in the computer and software areas also detracted from performance, mostly due to names the Portfolio did not own or in which it was underweight, such as EMC, Network Appliance, Sun Microsystems, Electronic Arts, and VERITAS.

Within the retail area of consumer cyclicals, beneficial positions in Advance Auto Parts and Best Buy were offset by holding laggards Kohl's, Wal-Mart, and TJX; by underweighting Home Depot; and by avoiding robust Amazon.com. Not owning internet survivors Yahoo! and eBay, in commercial services, negated positive stock selection in lodging/tourism (Royal Caribbean) and homebuilding (D.R. Horton, Lennar). Weak stock selection in pharmaceuticals and biotechnology led to poor results in the health-care sector.

At December 31, 2003, the Portfolio's largest overweight was in the technology sector, concentrated in electronics (Intel, Texas Instruments), computers (Dell, Lexmark), and communications equipment (Qualcomm). The financial sector was also overweight, focused on two high-quality credit card companies in consumer finance (MBNA and Capital One). Consumer cyclicals were overweight as well, with an emphasis on the retail area (home improvement retailer Lowe's, Advance Auto Parts, TJX, and office superstore Staples). The consumer staples sector has been de-emphasized, especially the lower-growth beverage, food, and consumer goods areas. Health care has moved to the Portfolio's second largest underweight sector, as we further reduced the Portfolio's relative exposure to pharmaceuticals.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2003

                                              % OF TOTAL
                        SECURITY              NET ASSETS
                        --------------------------------
                        INTEL CORP...........    5.8%
                        GENERAL ELECTRIC CO..    5.0%
                        MICROSOFT CORP.......    4.9%
                        PFIZER, INC..........    4.7%
                        CISCO SYSTEMS, INC...    3.3%
                        WAL-MART STORES, INC.    3.0%
                        JOHNSON & JOHNSON....    2.7%
                        DELL, INC............    2.4%
                        MBNA CORP............    1.9%
                        LOWE'S COS., INC.....    1.8%

        A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX


                                    [CHART]

          Met/Putnam Voyager   Russell 1000
          Portfolio Class A    Growth Index
          ------------------   ------------
5/1/00         10,000             10,000
 12/00          7,301              7,603
 12/01          5,050              6,051
 12/02          3,591              4,363
 12/03          4,521              5,661


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                      MET PUTNAM
                                   VOYAGER PORTFOLIO    RUSSELL 1000
                                CLASS A CLASS B CLASS E GROWTH INDEX
            1 Year                25.9%  26.1     25.7%     29.8%
            Since Inception/17/  -19.5    1.5    -11.0     -14.4

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                    MSF-16

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*


 INVESTMENT
 OBJECTIVE
 TO EQUAL THE
 PERFORMANCE OF
 THE STANDARD &
 POOR'S 500
 COMPOSITE
 STOCK PRICE
 INDEX.

 INCEPTION
 DATE
 CLASS A
  5/1/90
 CLASS B
  1/2/01
 CLASS E
  5/1/01

 ASSET CLASS
 LARGE CAP
 STOCKS

  NET ASSETS
  $4 BILLION

  SUBADVISER
 METROPOLITAN
LIFE INSURANCE
    COMPANY

PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the MetLife Stock Index Portfolio returned 28.2% compared to its benchmark, the Standard & Poor's 500 Composite Stock Price Index/2/ (S&P 500 Index), which returned 28.7%. The average return of its peer group, the Lipper Variable Insurance Product S&P 500 Index Funds Performance Universe/16/, was 28.0% over the same period.

PORTFOLIO REVIEW
This was the best year for the S&P 500 Index since 1997. It was also the first time since 1999 that the index had a positive annual return. Positive economic factors such as increased earnings, lower unemployment, and higher capital spending supported the better than expected US economic recovery.

All ten sectors comprising the S&P 500 Index experienced positive returns for the year. The information technology sector, which increased 47.2% and accounted for 23.4% of the positive performance in the S&P 500, was the largest contributor to the positive return of the benchmark this year. The information technology sector weighting increased from 14.3% of the total benchmark on December 31, 2002 to 17.7% at the close of December 31, 2003. Other strong performing sectors were materials, up 38.3%, consumer discretionary, up 37.5% and industrials, up 32.1%. The three largest names to impact performance were Intel up 107.6%, Cisco up 85.4%, and Citigroup up 41.6%. The three best performing stocks for the year were Avaya, up 428.2%, Williams, up 265.9%, and Dynegy, up 262.7%.

There were nine additions and nine deletions to the benchmark in 2003. The weighted benchmark turnover was approximately 1.38% for the year. This figure represents a significant decrease over the benchmark's average turnover of 5.37% over the last ten years.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2003

                                                      % OF TOTAL
                SECURITY                              NET ASSETS
                ------------------------------------------------
                GENERAL ELECTRIC CO..................    3.0%
                MICROSOFT CORP.......................    2.9%
                EXXON MOBIL CORP.....................    2.6%
                PFIZER, INC..........................    2.6%
                CITIGROUP, INC.......................    2.4%
                WAL-MART STORES, INC.................    2.2%
                INTEL CORP...........................    2.0%
                AMERICAN INTERNATIONAL GROUP, INC....    1.7%
                CISCO SYSTEMS, INC...................    1.6%
                INTERNATIONAL BUSINESS MACHINES CORP.    1.5%

              A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

                                    [CHART]

             MetLife Stock
            Index Portfolio
                Class A       S&P 500 Index
            ---------------   -------------
12/93          $10,000           $10,000
12/94           10,118            10,132
12/95           13,849            13,934
12/96           16,987            17,132
12/97           22,454            22,845
12/98           28,794            29,373
12/99           34,779            35,553
12/00           31,532            32,319
12/01           27,707            28,481
12/02           21,523            22,189
12/03           27,593            28,550


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                METLIFE STOCK INDEX PORTFOLIO S&P 500
                                CLASS A   CLASS B   CLASS E    INDEX
                1 Year           28.2%     27.9%     28.0%     28.7%
                5 Years          -0.9       N/A       N/A      -0.6
                10 Years         10.7       N/A       N/A      11.1
                Since Inception    --      -3.7      -3.6        --

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                    MSF-17

METROPOLITAN SERIES FUND, INC.

 MFS INVESTORS TRUST PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*




 INVESTMENT
 OBJECTIVE
 TO ACHIEVE
 LONG-TERM
 GROWTH OF
 CAPITAL WITH A
 SECONDARY
 OBJECTIVE TO
 SEEK
 REASONABLE
 CURRENT INCOME.

 INCEPTION
 DATE
 CLASS A
  4/30/99
 CLASS B
  5/1/02
 CLASS E
  5/1/01

 ASSET CLASS
 LARGE CAP
 STOCKS

   NET ASSETS
  $86 MILLION

   SUBADVISER
 MASSACHUSETTS
   FINANCIAL
    SERVICES
    COMPANY


PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the MFS Investors Trust Portfolio returned 21.9% compared to its benchmark, the Standard & Poor's 500 Index/2/, which returned 28.7%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Core Funds Performance Universe/16/, was 26.4% for the same period.

PORTFOLIO REVIEW
The primary detractors to the Portfolio's relative performance was poor stock selection in technology, leisure, and financial sectors, and an overweighting in leisure stocks. Although we believed the economy would continue to improve in 2003, we thought that technology stock prices were too high at the beginning of the year. It seemed to us that those prices were the result of investors' expectations for significant improvements in earnings and balance sheets. While these improvements occurred only by year end, investors pushed technology stocks to the forefront of a market rally that began in March and lasted throughout the year. Although the Portfolio generated strong absolute returns from stocks such as Analog Devices, Cisco, and VERITAS, it could not overcome the impact of poor returns on other technology holdings and being underweighted verse the benchmark. During 2003, banks and credit companies outperformed the S&P 500; however, the Portfolio was underweighted in this group and that hurt performance. Although we underweighted insurance stocks in the financial sector, we did not escape the weak performance from the insurance group, which detracted from the Portfolio's returns. The Hartford Group, Travelers Insurance, XL Capital, and UnumProvident all had to increase their reserves and that negatively impacted their stock prices. We had overweighted leisure stocks, especially in print and publishing because we believed they would be positively affected by an improving economy and a corresponding upturn in advertising revenues. However, ad revenues, particularly from local markets, did not pick up as much as we expected. As a result, a number of companies lowered their earnings expectations, including the New York Times, Tribune, Reed Elsevier, and Gannett. Media firm Viacom was also negatively affected by lower-than-expected local advertising revenues.

Among the positive factors on performance, an underweighting in the food and beverage industry in the consumer staples sector and solid performance from Altria (formerly Phillip Morris) helped results for the year. Many consumer staples stocks had performed well in 2002 when the securities markets were so unsettled. However, by the end of 2002, we saw better opportunities in other groups that had greater exposure to an improving economy. Health care holdings Genentech and Guidant were also strong contributors to the Portfolio's returns. Home Depot also contributed to the Portfolio's returns.

                             PORTFOLIO COMPOSITION

                                 TOP HOLDINGS
                            AS OF DECEMBER 31, 2003

                                                      % OF TOTAL
                SECURITY                              NET ASSETS
                ------------------------------------------------
                MICROSOFT CORP.......................    3.7%
                CITIGROUP, INC.......................    3.4%
                GENERAL ELECTRIC CO..................    2.9%
                EXXON MOBIL CORP.....................    2.6%
                CISCO SYSTEMS, INC...................    2.5%
                JOHNSON & JOHNSON....................    2.4%
                WELLS FARGO & CO.....................    2.4%
                FEDERAL NATIONAL MORTGAGE ASSOCIATION    2.1%
                INTERNATIONAL BUSINESS MACHINES CORP.    2.1%
                VIACOM, INC. (CLASS B)...............    1.9%

              A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX


                                    [CHART]

            MFS Investors Trust
              Portfolio Class A    S&P 500 Index
            --------------------   -------------
4/30/99             10,000             10,000
  12/99             10,284             11,100
  12/00             10,258             10,090
  12/01              8,625              8,892
  12/02              6,882              6,928
  12/03              8,386              8,913


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                       MFS INVESTORS
                                      TRUST PORTFOLIO     S&P 500
                                  CLASS A CLASS B CLASS E  INDEX
              1 Year               21.9%   21.5%   21.5%   28.7%
              Since Inception/17/  -3.7     1.0    -5.1    -2.4

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                    MSF-18

METROPOLITAN SERIES FUND, INC.

 MFS RESEARCH MANAGERS PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*




 INVESTMENT
 OBJECTIVE
 TO ACHIEVE
 LONG-TERM
 GROWTH OF
 CAPITAL.

 INCEPTION
 DATE
 CLASS A
  4/30/99
 CLASS B
  4/23/03
 CLASS E
  5/1/01

 ASSET CLASS
 LARGE CAP
 STOCKS

 NET ASSETS
 $36 MILLION

 SUBADVISER
MASSACHUSETTS
  FINANCIAL
  SERVICES
   COMPANY
PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the MFS Research Managers Portfolio returned 24.1% compared to its benchmark, the Standard & Poor's 500 Stock Index/2/, which returned 28.7%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Core Funds Performance Universe/16/, was 26.4% over the same period.

PORTFOLIO REVIEW
In the early months of 2003, investors were battered by economic and geopolitical uncertainty. By year-end, however, investors saw the first positive year for global markets since 1999. The turnaround in global stock markets began in March and April, when it became apparent that the U.S.- and British-led coalition was on the verge of military success in Iraq. The release of increasingly positive economic numbers as 2003 progressed, particularly in the corporate earnings area, helped drive the ensuing equity rally.

In the equity markets, the big surprise of 2003 was investors' appetite for risk. After a brutal three-year market decline, many observers--including MFS--believed investors would avoid risky investments. Instead, we experienced an equity rally led by relatively low-quality, higher-risk stocks--stocks of companies with substantial debt on their balance sheets, low profit margins, and/or second- and third-tier competitive positioning. For much of 2003, investors seemed to favor the stocks that had previously fallen the hardest, rather than bidding up industry leaders that had weathered the global downturn relatively well. Toward the end of the year, however, we felt the market was beginning to rotate toward less risky companies with stronger fundamentals (business factors such as earnings and cash flow growth).

Health care and consumer staples were the two strongest-performing sectors for the Portfolio relative to our benchmark, but overall, stock selection was the lead factor behind the Portfolio's returns.

Holdings from the health care sector, such as biotechnology companies Genentech and Genzyme, performed well for the period. Genentech stock rose significantly on unexpectedly positive data from a drug in its pipeline and approval of several new drugs. Likewise, shares of Genzyme rose when it became apparent that the company would be introducing two enzyme replacement therapies for the treatment of certain genetic disorders. We sold our Genentech holdings during the period and took some profits.

Discount retail giant Wal-Mart Inc., data storage software supplier VERITAS Software Corp., oil and mining concern BHP Billiton PLC, and consumer products giant Philip Morris all contributed to the Portfolio's strong performance. We subsequently sold our positions in Wal-Mart and VERITAS after these stocks reached our price targets. In the health care sector, our avoidance of Merck & Co. added to the Portfolio's performance relative to its benchmark

Individual stock holdings also impacted performance. Schering Plough's stock price declined sharply because of announcements of lower earnings, investigations of past pricing and shareholder reporting practices, and marketing difficulties with its prescription allergy drug Clarinex. These factors are offset, in our opinion, by the strength of the company's pipeline of new drugs. Discount retailer Kohl's suffered from softness in the discount retail sector later in the year, while computer services outsourcer Automatic Data Processing suffered a decline in its share price based on continued softness in business spending. ADP was subsequently sold out of the Portfolio.

The Portfolio's performance relative to its S&P 500 benchmark was hurt more by differences in sector allocation than by individual stock selection. Our underweighting in technology stocks, particularly chip maker Intel, relative to the S&P 500, hurt relative performance. We maintained an underweighted position because our analysts felt, and continued to feel at the end of the period, that technology valuations in general were a bit high and that few stocks in the sector had compelling fundamentals (business factors such as earnings and cash flow growth).

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2003

                                                % OF TOTAL
                      SECURITY                  NET ASSETS
                      ------------------------------------
                      MICROSOFT CORP...........    3.0%
                      CITIGROUP, INC...........    2.9%
                      JOHNSON & JOHNSON........    2.7%
                      ALTRIA GROUP, INC........    2.0%
                      TYCO INTERNATIONAL, LTD..    2.0%
                      KOHL'S CORP..............    2.0%
                      MERRILL LYNCH & CO., INC.    1.9%
                      BANK OF AMERICA CORP.....    1.9%
                      AMERICAN EXPRESS CO......    1.8%
                      FRANKLIN RESOURCES, INC..    1.7%

              A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX


                                    [CHART]

            MFS Research Managers
              Portfolio Class A    S&P 500 Index
            ---------------------  -------------
4/30/99           $10,000            $10,000
  12/99            11,981             11,100
  12/00            11,544             10,090
  12/01             9,125              8,892
  12/02             6,924              6,928
  12/03             8,592              8,913


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                   MFS RESEARCH MANAGERS
                                         PORTFOLIO        S&P 500
                                  CLASS A CLASS B CLASS E  INDEX
              1 Year               24.1%    N/A    23.9%   28.7%
              Since Inception/17/  -3.2    19.1    -7.8    -2.4

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                    MSF-19

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*



 INVESTMENT
 OBJECTIVE
 LONG-TERM
 GROWTH OF
 CAPITAL AND
 INCOME.

 INCEPTION
 DATE
 CLASS A
  6/24/83
 CLASS B
  5/1/01
 CLASS E
  5/1/01

 ASSET CLASS
 LARGE CAP
 STOCKS

 NET ASSETS
 $2 BILLION

 SUBADVISER
STATE STREET
 RESEARCH &
 MANAGEMENT
  COMPANY

PERFORMANCE AT A GLANCE
For the year ended December 31, 2003, Class A shares of the State Street Research Investment Trust Portfolio returned 30.2% compared to its benchmark, the Standard & Poor's 500 Index,/2/ which returned 28.7%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Core Funds Performance Universe,/16/ was 26.4% over the same period.

PORTFOLIO REVIEW
The Portfolio benefited from a strong rally in the equity markets, following three years of negative returns. Across most sectors, stocks rebounded from depressed levels as the operating environment for most companies improved. Economic recovery took hold, fueled by low interest rates, low inflation, and rising corporate profits. Investor con-fidence increased, as the market shook off first-quarter weakness. As the economy showed signs of gaining momentum, investors became more willing to take on added risk for greater potential rewards. This benefited "higher-beta" stocks--those with more volatile earnings--as well as smaller-cap issues, both of which were among the year's top gainers.

The Portfolio posted attractive absolute and relative gains in this environment by adhering to our bottom-up, fundamentally based portfolio construction process. Favorable stock selection in the Consumer Discretionary, Health Care and Technology sectors were the biggest positive contributors to performance during the year.

Within the Consumer Discretionary sector, the Portfolio benefited from exposure to Internet-related holdings Yahoo! and InterActiveCorp. Yahoo! rallied from depressed levels during the year as a more favorable operating environment bolstered earnings. InterActiveCorp, which finalized its acquisitions of LendingTree and Expedia during the year, continued to benefit from growth in the online travel business.

In the Technology sector, semiconductor stocks drove returns. A recovery in semiconductor orders fueled by increased demand for consumer electronics resulted in sharp gains throughout the industry. Strong revenue and earnings growth propelled stocks such as Intel, National Semiconductor and Broadcom, which were among the Portfolio's top performers.

Stock selection in Financial Services detracted modestly from returns. Despite posting healthy gains, the Portfolio's financial services holdings could not keep pace with those in the benchmark, as we did not own several key stocks that posted particularly strong gains during the year.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2003

                                                    % OF TOTAL
                 SECURITY                           NET ASSETS
                 ---------------------------------------------
                 INTEL CORP........................    3.0%
                 CITIGROUP, INC....................    2.8%
                 MICROSOFT CORP....................    2.8%
                 AMERICAN INTERNATIONAL GROUP, INC.    2.7%
                 PFIZER, INC.......................    2.4%
                 EXXON MOBIL CORP..................    2.1%
                 CISCO SYSTEMS, INC................    2.1%
                 GENERAL ELECTRIC CO...............    2.1%
                 INTERACTIVECORP...................    2.0%
                 NOVARTIS AG (ADR).................    2.0%

              A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX


                                    [CHART]

          State Street Research
             Investment Trust
             Portfolio Class A      S&P 500 Index
          -----------------------   -------------
12/93           $10,000                $10,000
12/94             9,676                 10,132
12/95            12,880                 13,934
12/96            15,738                 17,132
12/97            20,201                 22,845
12/98            25,888                 29,373
12/99            30,671                 35,553
12/00            28,778                 32,319
12/01            23,884                 28,481
12/02            17,644                 22,189
12/03            22,979                 28,550

--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                 STATE STREET RESEARCH
                                INVESTMENT TRUST PORTFOLIO S&P 500
                                CLASS A  CLASS B  CLASS E   INDEX
                1 Year           30.2%    29.9%    30.0%    28.7%
                5 Years          -2.4      N/A      N/A     -0.6
                10 Years          8.7      N/A      N/A     11.1
                Since Inception    --     -6.0     -5.9       --

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See Footnotes to Portfolio Manager Commentary.

                                    MSF-20

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE
 LONG-TERM
 GROWTH OF
 CAPITAL.

 INCEPTION
 DATE
 CLASS A
  5/1/02
 CLASS B
  7/30/02
 CLASS E
  5/1/02

 ASSET CLASS
 LARGE CAP
 STOCK

 NET ASSETS
$62 MILLION

 SUBADVISER
STATE STREET
 RESEARCH &
 MANAGEMENT
  COMPANY


PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the State Street Research Large Cap Value Portfolio returned 35.7% compared to its benchmark, the Russell 1000(R) Value Index,/3/ which returned 30.0%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Value Funds Performance Universe/16/, was 28.4% over the same period.

PORTFOLIO REVIEW
The Portfolio's good relative performance was primarily the result of strong stock selection in the Consumer Discretionary sector, which is sensitive to changes in the economy. Stocks that have gained since the market rally began in March include Cendant, Federated Department Stores, Carnival, McDonald's, Home Depot, and Hughes Electronics. The share price of Cendant, the top performer relative to the benchmark, rose sharply from depressed levels as the firm's travel and real estate franchises benefited from an improving economic environment. Hughes Electronics also gained sharply in 2003 as the DirecTV provider benefited from an increase in satellite TV subscribers.

Our bottom-up research and emphasis on identifying relative value led us to attractive new opportunities in the Consumer Discretionary sector. As a result, the sector represented a far greater percentage of the portfolio than it represents in the index. We added to our positions in Gap and Home Depot. We also increased our investment in Disney because we believed the company stood to benefit from recent film releases, a pick-up in leisure travel and the ability of ESPN, a Disney subsidiary, to capitalize on new HDTV technology.

The Portfolio's investment in Technology stocks also contributed to its relative outperformance. Within technology, the Portfolio benefited from strong stock selection, as the industry enjoyed a rebound in demand spurred by increased business and consumer spending. For example, our investment in Intel, the world's leading semiconductor firm, benefited the Portfolio. The company benefited from a rebound in semiconductor chip sales as industry demand revived. Overall, Technology was the strongest-performing sector for the year. However, we reduced our exposure to technology as a number of our holdings reached their price targets.

The Portfolio was underweight relative to the benchmark in the Financial Services sector, which had outperformed prior to the 2003 market rally. Within the sector, we eliminated positions in banking firm Wells Fargo and diversified financial services firm Marsh & McLennan.

Disappointing relative returns stemmed from the Health Care sector, where a broad range of stocks under-performed on the year. Drug stocks for the whole lagged, as the pharmaceutical industry continued to struggle with lackluster demand and lack of a promising new product pipeline.


                             PORTFOLIO COMPOSITION

                                 TOP HOLDINGS
                            AS OF DECEMBER 31, 2003

                                                 % OF TOTAL
                    SECURITY                     NET ASSETS
                    ---------------------------------------
                    CITIGROUP, INC..............    3.7%
                    EXXON MOBIL CORP............    2.5%
                    TYCO INTERNATIONAL, LTD.....    2.2%
                    BANK OF AMERICA CORP........    2.1%
                    U.S. BANCORP................    2.1%
                    VERIZON COMMUNICATIONS, INC.    2.1%
                    CHEVRONTEXACO CORP..........    2.0%
                    MORGAN STANLEY..............    2.0%
                    UNOCAL CORP.................    2.0%
                    NATIONAL CITY CORP..........    1.9%

                       A $10,000 INVESTMENT COMPARED TO
                         THE RUSSELL 1000 VALUE INDEX

                                    [CHART]

             State Street Research
                Large Cap Value
               Portfolio Class A     Russell 1000 Value Index
            -----------------------  ------------------------
5/1/02             $10,000                   $10,000
 12/02               8,005                     8,404
 12/03              10,861                    10,928


--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURN
--------------------------------------------------------------------------------

                                 STATE STREET RESEARCH
                                LARGE CAP VALUE PORTFOLIO RUSSELL 1000
                                CLASS A   CLASS B CLASS E VALUE INDEX
            1 Year               35.7%     35.4%   35.4%      30.0%
            Since Inception/17/   5.1      20.3     4.9        5.5

--------------------------------------------------------------------------------


 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                    MSF-21

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*




 INVESTMENT
 OBJECTIVE
 TO ACHIEVE
 LONG-TERM
 GROWTH OF
 CAPITAL, AND
 SECONDARILY,
 DIVIDEND
 INCOME.

 INCEPTION
 DATE
 CLASS A
  11/9/98
 CLASS B
  7/30/02
 CLASS E
  5/1/01

 ASSET CLASS
 LARGE CAP
 STOCKS

   NET ASSETS
  $189 MILLION

   SUBADVISER
 T. ROWE PRICE
ASSOCIATES, INC.

PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the T. Rowe Price Large Cap Growth Portfolio returned 30.8% compared to its benchmark, the Standard & Poor's 500 Index/2/, which returned 28.7%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Growth Funds Performance Universe/16/, was 28.2% for the same period.

PORTFOLIO REVIEW
For the 12-month period, the Portfolio posted a strong gain that outperformed the S&P 500 Index and the style-specific Russell 1000 Growth Index (+29.8%). Superior stock selection in the telecom services sector produced the strongest contribution to the Portfolio's relative results versus the S&P 500. Vodafone and Nextel Communications were top absolute and relative performance contributors. We were significantly overweight in Nextel (up more than 140% for the year) versus the index. Vodafone released positive earnings results and the threat of competition from Hutchinson Whampoa has not materialized as expected.

Boosted by strong stock selection, the health care sector also contributed to relative returns despite our overweight position, which limited gains. Strength in this sector came mostly from pharmaceuticals and biotechs during the period. Large-cap pharmaceuticals rallied sharply in the fourth quarter as investors sought their perceived safety near year-end. Not owning Merck and eliminating Schering-Plough early in the year aided relative performance. After posting strong gains for much of 2003, biotechnology holdings, Gilead Sciences and Genentech struggled as the year progressed, but posted solid 12-month contributions.

The information technology sector was the largest drag on relative results due to stock selection in IT services and semiconductors. In general, the stocks that we held generated positive absolute returns, but lagged the technology group. Affiliated Computer Services was the technology sector's largest detractor to relative performance after struggling most of the year with contract disputes.

                             PORTFOLIO COMPOSITION

                                 TOP HOLDINGS
                            AS OF DECEMBER 31, 2003

                                                    % OF TOTAL
                 SECURITY                           NET ASSETS
                 ---------------------------------------------
                 CITIGROUP, INC....................    3.7%
                 UNITEDHEALTH GROUP, INC...........    3.1%
                 MICROSOFT CORP....................    3.1%
                 PFIZER, INC.......................    2.7%
                 AMERICAN INTERNATIONAL GROUP, INC.    2.4%
                 FIRST DATA CORP...................    1.6%
                 CISCO SYSTEMS, INC................    1.6%
                 VODAFONE GROUP, PLC...............    1.5%
                 COMCAST CORP. (SPECIAL CLASS A)...    1.5%
                 TARGET CORP.......................    1.4%

                       A $10,000 INVESTMENT COMPARED TO
                               THE S&P 500 INDEX


                                    [CHART]

              T. Rowe Price
            Large Cap Growth
            Portfolio Class A      S&P 500 Index
            -----------------      -------------
11/09/98          $10,000             $10,000
   12/98           11,028              10,797
   12/99           13,479              13,069
   12/00           13,412              11,880
   12/01           12,084              10,469
   12/02            9,276               8,156
   12/03           12,134              10,494


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                       T. ROWE PRICE
                                  LARGE CAP GROWTH PORTFOLIO S&P 500
                                  CLASS A  CLASS B  CLASS E   INDEX
              1 Year               30.8%    30.8%    30.6%    28.7%
              5 Years               1.9      N/A      N/A     -0.6
              Since Inception/17/   3.8     20.0     -2.1      0.9

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                    MSF-22

METROPOLITAN SERIES FUND, INC.

 ZENITH EQUITY PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*




 INVESTMENT
 OBJECTIVE
 TO ACHIEVE
 LONG-TERM
 CAPITAL
 APPRECIATION.

 INCEPTION
 DATE
 8/26/83

 ASSET CLASS
 LARGE CAP
 STOCKS

  NET ASSETS
  $1 BILLION

  PORTFOLIO
   ADVISER
   METLIFE
  ADVISERS,
     LLC


PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Zenith Equity Portfolio returned 31.5% compared to its benchmark, the Standard & Poor's 500 Stock Index/2/, which returned 28.7%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Core Funds Performance Universe/16/, was 26.4% over the same period.

PORTFOLIO REVIEW
Currently, MetLife Advisers invests the assets of Zenith Equity Portfolio equally among the Capital Guardian U.S. Equity Portfolio, the FI Structured Equity Portfolio, and Jennison Growth Portfolio (the Underlying Portfolios).

For information on the Underlying Portfolios, please see sections of this report pertaining to each of the Underlying Portfolios.


                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2003

                                                      % OF TOTAL
                MUTUAL FUNDS                          NET ASSETS
                ------------------------------------------------
                FI STRUCTURED EQUITY PORTFOLIO.......   33.7%
                CAPITAL GUARDIAN U.S EQUITY PORTFOLIO   33.5%
                JENNISON GROWTH PORTFOLIO............   32.8%

              A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

                                   [CHART]

           Zenith Equity Portfolio    S&P 500 Index
           -----------------------    -------------
12/93              $10,000               $10,000
12/94                9,294                10,132
12/95               12,829                13,934
12/96               15,531                17,132
12/97               19,178                22,845
12/98               25,713                29,373
12/99               29,747                35,553
12/00               28,361                32,319
12/01               23,701                28,481
12/02               18,501                22,189
12/03               24,320                28,550



--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                  ZENITH EQUITY S&P 500
                                    PORTFOLIO    INDEX
                         1 Year       31.5%      28.7%
                         5 Years      -1.1       -0.6
                         10 Years      9.3       11.1

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                    MSF-23

METROPOLITAN SERIES FUND, INC.

 FI MID CAP OPPORTUNITIES PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE
 LONG-TERM
 GROWTH OF
 CAPITAL.

 INCEPTION
 DATE
 CLASS A
  5/1/02
 CLASS B
  5/1/02
 CLASS E
  5/1/02

 ASSET CLASS
 MID CAP STOCKS

  NET ASSETS
  $39 MILLION

  SUBADVISER
   FIDELITY
 MANAGEMENT &
   RESEARCH
    COMPANY

PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the FI Mid Cap Opportunities Portfolio returned 42.5% compared to its benchmark, the Standard & Poor's MidCap 400 Index/6/, which returned 35.6%. The average return of its peer group, the Lipper Variable Insurance Products Mid-Cap Core Funds Universe/16/, was 35.2% over the same period.

PORTFOLIO REVIEW
The stock market gained substantial ground in 2003, providing some relief to investors who endured several years of negative equity returns. The strong results were likely a product of several factors: Improving economic conditions led to a rapid gain in corporate earnings, and investors reacted to the strong earnings reports by pushing stock prices higher. Against this backdrop, for the year ended December 31, 2003, the Portfolio handily outperformed both the S&P MidCap 400 Index and its Lipper peer group average.

The Portfolio's outperformance came primarily from security selection in such diverse industry groups as transportation, capital goods, software and services, telecommunication services and media. Major contributors included 3 of the top 10 holdings: Nextel Communications, Moore Wallace and Harman International. On the down side, overweighting materials, and energy stocks detracted from performance, as did security selection in retailing and underweighting semiconductor and semiconductor equipment stocks. Notable detractors included top-10 holding Citizens Communications, which reported quarterly earnings in August that fell short of expectations. Citizens' shares recovered somewhat late in the period after the company announced it would hire an advisor to explore strategic alternatives.

                             PORTFOLIO COMPOSITION

                                 TOP HOLDINGS
                            AS OF DECEMBER 31, 2003

                                                       % OF TOTAL
               SECURITY                                NET ASSETS
               --------------------------------------------------
               NEXTEL COMMUNICATIONS, INC. (CLASS A)..    7.5%
               HARMAN INTERNATIONAL INDUSTRIES, INC...    4.0%
               CITIZENS COMMUNICATIONS CO.............    3.6%
               SAFEWAY, INC...........................    3.4%
               CABLEVISION SYSTEMS CORP. (CLASS A)....    2.5%
               SYMBOL TECHNOLOGIES, INC...............    2.5%
               ECHOSTAR COMMUNICATIONS CORP. (CLASS A)    2.4%
               MOORE WALLACE, INC.....................    2.4%
               ARAMARK CORP...........................    2.2%
               CENDANT CORP...........................    2.0%

                       A $10,000 INVESTMENT COMPARED TO
                             THE S&P MIDCAP INDEX



                                    [CHART]

            FI Mid Cap
           Opportunities
              Portfolio         S&P MidCap Index
          --------------        ----------------
5/1/02        $10,000               $10,000
 12/02          8,190                 8,048
 12/03         11,672                10,912


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                       FI MID CAP        S&P MIDCAP
                                 OPPORTUNITIES PORTFOLIO    400
                                 CLASS A CLASS B CLASS E   INDEX
             1 Year               42.5%   42.1%   42.2      35.6%
             Since Inception/17/   9.7     9.4     9.5       5.4

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                    MSF-24

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK FOCUSED VALUE PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE
 LONG-TERM
 CAPITAL
 APPRECIATION.

 INCEPTION
 DATE
 CLASS A
  4/30/93
 CLASS B
  2/20/01
 CLASS E
  5/1/01

 ASSET CLASS
 MID CAP STOCKS

   NET ASSETS
  $1.4 BILLION

   SUBADVISER
     HARRIS
ASSOCIATES, L.P.


PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the Harris Oakmark Focused Value Portfolio returned 32.7% compared to its benchmark, the Russell MidCap Index/15/, which returned 40.1%. The average return of its peer group, the Lipper Variable Insurance Products Mid-Cap Value Funds Performance Universe/16/, was 36.1% over the same period.

PORTFOLIO REVIEW
At December 31, 2003, the Portfolio held 24 securities across a variety of industries. Sovereign Bancorp, Washington Mutual, and Xerox had a positive impact on performance during the year. Sovereign Bancorp performed well as the company continued to experience solid earnings growth and an improvement in asset quality. Consolidation in this tier of mid-sized banks also contributed to a higher stock price.

Washington Mutual delivered solid returns during the year as the housing boom brought unexpected strength to its mortgage business.

Shares of once-depressed Xerox rebounded sharply, thanks to improved finances and strong acceptance of its newest color products.

Results were also strong in Omnicare, which manages pharmaceutical costs and services for long-term care facilities. Omnicare also benefited because the growth of the nursing home business is driven by demographics and not by the economy.

Valassis Communications had a negative impact on performance during the period. The company, which produces inserts for newspapers, has been struggling to maintain market share against a background of sluggish advertising expenditures and a very competitive pricing environment. We believe this well-run company will meet its challenges and it remains a Portfolio holding.

Stock selection and the Portfolio's overweightings in the Consumer Discretionary sector and underweightings in the Information Technology sector also detracted from performance.

                             PORTFOLIO COMPOSITION

                                 TOP HOLDINGS
                            AS OF DECEMBER 31, 2003

                                                % OF TOTAL
                     SECURITY                   NET ASSETS
                     -------------------------------------
                     SOVEREIGN BANCORP, INC....    9.6%
                     H&R BLOCK, INC............    6.7%
                     WASHINGTON MUTUAL, INC....    6.5%
                     XEROX CORP................    4.7%
                     YUM! BRANDS, INC..........    4.6%
                     DARDEN RESTAURANTS, INC...    4.4%
                     CONCORD EFS, INC..........    4.4%
                     OMNICARE, INC.............    4.3%
                     KNIGHT-RIDDER, INC........    4.1%
                     SUNGARD DATA SYSTEMS, INC.    3.8%


                       A $10,000 INVESTMENT COMPARED TO
                           THE RUSSELL MIDCAP INDEX


                                   [CHART]

       Harris Oakmark Focused Value
            Portfolio Class A          Russell MidCap Index
       ----------------------------    --------------------
12/03             10,000                      10,000
12/94              9,968                       9,791
12/95             12,994                      13,164
12/96             15,282                      15,665
12/97             17,929                      20,209
12/98             16,949                      22,249
12/99             17,008                      26,306
12/00             20,481                      28,476
12/01             26,166                      26,874
12/02             23,856                      22,525
12/03             31,646                      31,548


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                    HARRIS OAKMARK      RUSSELL
                                FOCUSED VALUE PORTFOLIO MIDCAP
                                CLASS A CLASS B CLASS E  INDEX
                1 Year           32.7%   32.3%   32.5    40.1%
                5 Years          13.3     N/A     N/A     7.2
                10 Years         12.2     N/A     N/A    12.2
                Since Inception    --    12.3    12.2      --

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See Footnotes to Portfolio Manager Commentary.

                                    MSF-25

METROPOLITAN SERIES FUND, INC.

 JANUS MID CAP PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*




 INVESTMENT
 OBJECTIVE
 TO PROVIDE
 LONG-TERM
 GROWTH OF
 CAPITAL.

 INCEPTION
 DATE
 CLASS A
  3/3/97
 CLASS B
  1/2/01
 CLASS E
  5/1/01

 ASSET CLASS
 MID CAP STOCKS

  NET ASSETS
 $900 MILLION

  SUBADVISER
 JANUS CAPITAL
  MANAGEMENT
      LLC



PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the Janus Mid Cap Portfolio returned 34.6%, compared to its benchmark, the Russell MidCap Growth Index/8/ which returned 42.7%. The average return of its peer group, the Lipper Variable Insurance Products Mid-Cap Growth Funds Universe/16/, was 36.3% over the same period.

PORTFOLIO REVIEW
The Portfolio's gain was set against a backdrop of a marketwide advance as the major U.S. stock market indices ended the year with gains for the first time since 1999. The year began with a brief rally that was quickly overcome by worries of a looming conflict with Iraq. Rising unemployment, a persistent lack of new job growth, and soaring oil prices also were causes for concern. After hitting a trough in the months leading up to the war, the market bounced back sharply by the time the hostilities began in mid-March. This was quickly followed by improving consumer confidence. Later in the summer, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also helped to lift investors' spirits. But the health of the economy still was in doubt as job losses mounted. The Federal Reserve acknowledged the mixed picture, cutting its benchmark federal funds rate to a 45-year low of 1% in an attempt to spur corporate investment and hiring. As the fiscal year came to a close stocks added to their gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and better-than-expected economic growth, prevailed despite questions about whether the positive momentum could be sustained.

While enjoying this broad run-up, we steadfastly adhered to our commitment to preserving and growing shareholder capital by maintaining a balanced portfolio consisting of what we see as innovative companies from across many industries. We increased our holdings of stocks poised to benefit from an improving economy as our fundamental research supported such a thesis.

Top individual performers were International Game Technology, a world-leading producer of slot machines for casinos, and National Semiconductor, a manufacturer of analog microprocessor chips for electronic devices such as wireless phones. Also contributing significantly was asset manager T. Rowe Price Group, and St. Jude Medical, a medical device manufacturer for cardiac disorders. Natural gas pipeline owner and operator Kinder Morgan rounded out the Portfolio's list of top-five contributors. Toolmaker Stanley Works proved the biggest drag on returns, followed by medical insurer First Health Group and industrial and safety products distributor W.W. Grainger. Westwood One, the nation's largest radio network, also lost ground, as did Auto Zone, an automotive parts and accessories retailer with more than 3,000 stores.

Although we build our portfolios from the bottom up, investing in one company at a time, sector weightings do have an impact on performance. During this particular period, the two sectors that had the least positive impact on our absolute results were our positions in the telecommunication services and materials areas, which still managed to contribute positively to the Portfolio's performance despite representing a relatively small share of its assets. Leading the way on an absolute basis were our consumer discretionary holdings, in which the Portfolio's weighting significantly exceeded the index, and the information technology sector.

                             PORTFOLIO COMPOSITION

                                 TOP HOLDINGS
                            AS OF DECEMBER 31, 2003

                                                   % OF TOTAL
                   SECURITY                        NET ASSETS
                   ------------------------------------------
                   KINDER MORGAN, INC.............    2.4%
                   LAMAR ADVERTISING CO. (CLASS A)    2.4%
                   ST. JUDE MEDICAL, INC..........    2.3%
                   RYANAIR HOLDINGS, PLC. (ADR)...    2.2%
                   INTERNATIONAL GAME TECHNOLOGY..    2.1%
                   DEAN FOODS CO..................    2.1%
                   BALL CORP......................    2.0%
                   T. ROWE PRICE GROUP, INC.......    2.0%
                   MURPHY OIL CORP................    1.8%
                   KLA-TENCOR CORP................    1.7%

       A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

                                    [CHART]

                Janus Mid Cap     Russell MidCap
              Portfolio Class A    Growth Index
              -----------------   --------------
3/03/97            $10,000           $10,000
  12/97             12,836            11,999
  12/98             17,610            14,143
  12/99             39,257            21,397
  12/00             26,993            18,883
  12/01             16,918            15,078
  12/02             12,015            10,946
  12/03             16,170            15,621


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                               JANUS MID CAP PORTFOLIO RUSSELL MIDCAP
                               CLASS A CLASS B CLASS E  GROWTH INDEX
           1 Year               34.6%    34.3%   34.6%      42.7%
           5 Years              -1.7      N/A     N/A        2.0
           Since Inception/17/   7.3    -13.7   -11.1        6.7

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                    MSF-26

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*



 INVESTMENT
 OBJECTIVE
 TO EQUAL THE
 PERFORMANCE OF
 THE STANDARD &
 POOR'S MIDCAP
 400 COMPOSITE
 STOCK PRICE
 INDEX.

 INCEPTION
 DATE
 CLASS A
  7/5/00
 CLASS B
  1/2/01
 CLASS E
  5/1/01

 ASSET CLASS
 MID CAP STOCKS

   NET ASSETS
  $262 MILLION

   SUBADVISER
METROPOLITAN LIFE
    INSURANCE
     COMPANY

PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the MetLife Mid Cap Stock Index Portfolio returned 35.0% compared to its benchmark, the Standard & Poor's MidCap 400 Index/6/, which returned 35.6%.

PORTFOLIO ACTIVITY
This was the best year for the S&P MidCap 400 Index since 1991. The S&P MidCap 400 outperformed large-cap stocks for the fourth year in a row, beating the S&P 500 Index by 6.9%. Positive economic factors such as increased earnings, lower unemployment, and higher capital spending supported the better than expected US economic recovery.

All ten sectors comprising the S&P MidCap 400 Index experienced positive returns for the year. The information technology sector, which increased 52.5% and accounted for 18.8% of the positive performance in the MidCap 400 Index, was the largest contributor to the positive return of the benchmark this year. The information technology sector weighting increased from 12.6% of the total benchmark on December 31, 2002 to 16.3% at the close of December 31, 2003. Other strong performing sectors were health care, up 45.5%, consumer discretionary, up 35.8%, and financials, up 34.6%. The three largest names to impact performance were D.R. Horton, up 152.1%, Coach, up 129.3%, and Gilead Sciences, up 71.0%. The three best performing stocks for the year were Cypress Semiconductor, up 273.4%, Transaction Systems Architects, up 242.6%, and Retek, up 241.2%.




                             PORTFOLIO COMPOSITION

                                 TOP HOLDINGS
                            AS OF DECEMBER 31, 2003

                                                         % OF TOTAL
            SECURITY                                     NET ASSETS
            -------------------------------------------------------
            MIDCAP SPDR TRUST SERIES 1..................    3.0%
            M&T BANK CORP...............................    1.2%
            GILEAD SCIENCES, INC........................    1.2%
            LENNAR CORP.................................    0.8%
            THE WASHINGTON POST CO. (CLASS B)...........    0.8%
            NEW YORK COMMUNITY BANCORP, INC.............    0.7%
            AFFILIATED COMPUTER SERVICES, INC. (CLASS A)    0.7%
            COACH, INC..................................    0.7%
            SOVEREIGN BANCORP, INC......................    0.7%
            MICROCHIP TECHNOLOGY, INC...................    0.7%


                       A $10,000 INVESTMENT COMPARED TO
                           THE S&P MIDCAP 400 INDEX

                                   [CHART]

                  MetLife Mid Cap
                   Stock Index
                 Portfolio Class A   S&P MidCap 400 Index
                 -----------------   --------------------
7/5/00                $10,000              $10,000
 12/00                 10,685               10,570
 12/01                 10,558               10,507
 12/02                  8,984                8,982
 12/03                 12,124               12,179


--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                  METLIFE MID CAP STOCK     S&P
                                     INDEX PORTFOLIO      MIDCAP
                                 CLASS A CLASS B CLASS E 400 INDEX
             1 Year               35.0%   34.5%   34.8%    35.6%
             Since Inception/17/   5.7     5.6     4.9      5.8

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See Footnotes to Portfolio Manager Commentary.

                                    MSF-27

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*



 INVESTMENT
 OBJECTIVE
 TO SEEK CAPITAL
 GROWTH.

 INCEPTION
 DATE
 CLASS A
  11/9/98
 CLASS B
  5/1/01
 CLASS E
  5/1/01

 ASSET CLASS
 MID CAP STOCKS

   NET ASSETS
  $278 MILLION

   SUBADVISER
   NEUBERGER
     BERMAN
  MANAGEMENT,
      INC.

PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the Neuberger Berman Partners Mid Cap Value Portfolio returned 36.5%, compared to its benchmark, the Standard & Poor's MidCap 400/Barra Value Index/7/, which returned 40.2%. The average return of its peer group, the Lipper Variable Insurance Products Mid-Cap Value Funds Universe/16/, was 36.1% for the same period.

PORTFOLIO REVIEW
2003 was the first year of positive returns for the major indices since 1999. They all returned in excess of 25% for 2003 and were as high as 50% (NASDAQ). Mid-cap value stocks outperformed mid-cap growth based on the S&P MidCap 400/Barra Indices, though growth led value based on the Russell MidCap Indices. Overall, mid-cap stocks outperformed large-caps, while small-caps bested both mid and large.

On an absolute basis, the Portfolio's holdings in Consumer Discretionary and Financials made the largest contribution to total return. The positive impact of holdings within Health Care, Energy, Industrials and Information Technology was also sizable.

Relative to our benchmark, our strong stock selection in Industrials, Consumer Discretionary and Consumer Staples benefited performance. The main reasons the Portfolio under-performed the index were less robust (albeit positive, double-digit) returns in Financials & Health Care, and a substantially underweight allocation to Information Technology (IT). We drastically reduced our IT weighting in May, when we sold several holdings as they approached our valuation targets. Since then, we have simply been unable to find many quality companies at valuations not already reflecting highly optimistic economic and earnings growth assumptions. Within Financials, some of our regional banks produced solid returns, but they were not as strong as those of more credit- and capital-markets sensitive companies, given low interest rates and improving sentiment on the economy. However, we have confidence in these companies, and continue to own, in our opinion, some of the best-managed regional banks; they have been able to sustain returns on equity in the 20%-range across complete economic cycles, and are yielding 2-3+% in many cases. They have more-predictable earnings streams, more transparent balance sheets, and lower P/E ratios than capital market and credit sensitive Financials. Our insurance holdings also contributed to our shortfall. Despite great fundamentals, these stocks have under-performed. Conditions in the industry are even better than we had expected. Our companies have displayed strong earnings and premium growth, favorable pricing and great profitability. We have patiently stuck by these holdings, waiting for the market to react to their strong fundamentals. Our Health Care holdings also did well but lagged index sector components. We believe we own high-quality businesses with strong secular fundamentals, solid earnings growth potential and low absolute valuations. They did not perform as well as the sector overall, we believe, because investor attention was more focused, for much of 2003, on those companies with greater leverage to an economic recovery. We believe our holdings remain very attractive on a fundamental and valuation basis.


                             PORTFOLIO COMPOSITION

                                 TOP HOLDINGS
                            AS OF DECEMBER 31, 2003

                                                     % OF TOTAL
                SECURITY                             NET ASSETS
                -----------------------------------------------
                CONSTELLATION BRANDS, INC. (CLASS A)    2.5%
                FIRST TENNESSEE NATIONAL CORP.......    2.4%
                TRIAD HOSPITALS, INC................    2.4%
                OXFORD HEALTH PLANS, INC............    2.4%
                CHARTER ONE FINANCIAL, INC..........    2.3%
                RENAISSANCERE HOLDINGS, LTD.........    2.3%
                MANPOWER, INC.......................    2.3%
                RADIAN GROUP, INC...................    2.3%
                LEAR CORP...........................    2.3%
                VF CORP.............................    2.3%


                       A $10,000 INVESTMENT COMPARED TO
                     THE S&P MIDCAP 400/BARRA VALUE INDEX


                                    [CHART]

              Neuberger Berman
              Partners Mid Cap
              Value Portfolio        S&P MidCap 400
                   Class A          Barra Value Index
              ----------------      -----------------
11/09/98           $10,000               $10,000
   12/98            10,744                10,217
   12/99            12,639                10,455
   12/00            16,209                13,366
   12/01            15,802                14,320
   12/02            14,279                12,873
   12/03            19,494                18,046



--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                   NEUBERGER BERMAN
                                PARTNERS MID CAP VALUE  S&P MIDCAP
                                       PORTFOLIO         400/BARRA
                                CLASS A CLASS B CLASS E VALUE INDEX
            1 Year               36.5%   36.2%   36.4      40.2%
            5 Years              12.7     N/A     N/A      12.1
            Since Inception/17/  13.8     7.3     7.5      12.1

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See Footnotes to Portfolio Manager Commentary.

                                    MSF-28

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*



 INVESTMENT
 OBJECTIVE
 MAXIMUM
 CAPITAL
 APPRECIATION.

 INCEPTION
 DATE
 CLASS A
  4/29/88
 CLASS E
  5/1/01

 ASSET CLASS
 MID CAP STOCKS

  NET ASSETS
 $938 MILLION

  SUBADVISER
 STATE STREET
  RESEARCH &
  MANAGEMENT
    COMPANY








PERFORMANCE AT A GLANCE
For the year ended December 31, 2003, Class A shares of the State Street Research Aggressive Growth Portfolio returned 40.8% compared to its benchmark, the Russell MidCap Growth Index,/8/ which returned 42.7%. The average return of its peer group, the Lipper Variable Insurance Products Mid-Cap Growth Funds Performance Universe,/16/ was 36.3% over the same period.

PORTFOLIO REVIEW
Strong stock selection and an overweight early in the year in the Consumer Discretionary sector helped the Portfolio generate strong absolute returns. Among the Portfolio's top performers were retailers Chico's FAS and CarMax. We initially overweighted this economically sensitive sector because we found a number of attractive opportunities with significant growth prospects. As the year progressed and share prices rose, we trimmed or sold a number of our holdings, including Gap, the retail clothing chain, and Education Management, a for-profit education company. We also sold Best Buy, the home electronics retailer, which more than doubled in value as demand increased for consumer electronics.

The Portfolio benefited as technology stocks rallied nicely in 2003, buoyed by improving earnings and increased capital spending. Our investments in semiconductor stocks such as Cypress Semiconductor, National Semiconductor and Broadcom were among the Portfolio's top performers. Semiconductor stocks gained strength as an improving economy led to extremely strong sales growth. As the economic outlook brightened, we boosted our stake in the sector from an underweight to an overweight position during the year. We added semiconductor-related names such as Jabil Circuit, Fairchild Semiconductor, Sanmina-SCI and Vishay Intertechnology.

The Portfolio modestly underperformed its benchmark because of disappointing stock selection in the Consumer Staples, Financial Services and Health Care sectors. Consumer Staples stocks lagged the market as investors shifted to more economically sensitive sectors. Within the sector, Pepsi Bottling Company was one of our biggest disappointments. In the Financial Services sector, Affiliated Computer Services, a business processing outsourcer, RenaissanceRe Holdings, a reinsurer, and TCF Financial were all weak performers.

Heath Care stocks, which tend to be more defensive investments, also struggled during the period. The Portfolio was hurt by owning Intermune, a biotech firm whose stock sank significantly in one day after management announced a disappointing 2003 sales forecast for the company's key Actimmune drug. Community Health Systems, which operates hospitals in rural areas, also detracted from performance. Other poor performers included Readers Digest, which ended the year flat amid poor earnings numbers and slumping advertising revenue, and IMC Global, a fertilizer producer that underperformed an otherwise strong Materials & Processing sector. The stock fell sharply mid-year after management revised the Q2 numbers lower after a disappointing U.S. spring season. Ladish, a producer of metal components for the aerospace industry, detracted from relative returns as the stock finished the year flat.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2003

                                                       % OF TOTAL
              SECURITY                                 NET ASSETS
              ---------------------------------------------------
              CAREMARK RX, INC........................    1.8%
              CYPRESS SEMICONDUCTOR CORP..............    1.8%
              INTERACTIVECORP.........................    1.7%
              INVESTORS FINANCIAL SERVICES CORP.......    1.7%
              STAPLES, INC............................    1.6%
              MANPOWER, INC...........................    1.6%
              INTERNATIONAL GAME TECHNOLOGY...........    1.6%
              NASDAQ 100 TRUST........................    1.6%
              UNIVISION COMMUNICATIONS, INC. (CLASS A)    1.5%
              LAM RESEARCH CORP.......................    1.5%

       A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX



                                    [CHART]

         State Street Research
           Aggressive Growth     Russell MidCap
          Portfolio Class A       Growth Index
         ---------------------   --------------
12/93            10,000               10,000
12/94             9,811                9,784
12/95            12,705               13,108
12/96            13,688               15,399
12/97            14,600               18,870
12/98            16,600               22,241
12/99            22,118               33,649
12/00            20,433               29,696
12/01            15,578               23,712
12/02            11,105               17,213
12/03            15,633               24,565


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                 STATE STREET RESEARCH
                                 AGGRESSIVE GROWTH        RUSSELL
                                    PORTFOLIO          MIDCAP GROWTH
                                 CLASS A    CLASS E        INDEX
                 1 Year           40.8%      40.6%         42.7
                 5 Years          -1.2        N/A           2.0
                 10 Years          4.6        N/A           9.4
                 Since Inception    --       -5.2            --

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                    MSF-29

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE
 LONG-TERM
 CAPITAL GROWTH.

 INCEPTION
 DATE
 CLASS A
  5/1/01
 CLASS B
  5/1/01
 CLASS E
  5/1/01

 ASSET CLASS
 SMALL CAP

   NET ASSETS
  $58 MILLION

   SUBADVISER
    FRANKLIN
 ADVISERS, INC.

PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, Class A shares of the Franklin Templeton Small Cap Growth Portfolio returned 44.9% compared to its benchmark, the Russell 2000 Growth Index/12/, which returned 48.5%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Core Funds Universe/16/, was 42.0% over the same period.

PORTFOLIO REVIEW
The first three months of the year were volatile and disappointing for small-cap growth investors as the anticipation of an Iraqi conflict, declining consumer confidence and spending, and unemployment negatively impacted the equity markets and the economy. The Portfolio's holdings were oriented towards corporate spending versus consumer spending in order to benefit from renewed corporate activity. The rest of 2003 was characterized by equity market appreciation, as small-cap stocks outperformed their larger-cap counterparts for three consecutive quarters, particularly in the second and third quarter.

Within the small-cap universe, the smallest stocks, which we define as companies with market capitalizations below $250 million, generally outperformed the companies with market capitalizations between $250 million and $1.5 billion. Because the Portfolio's holdings were concentrated in companies in the $250 million and $1.5 billion market capitalization range, the Portfolio underperformed its benchmark, the Russell 2000 Growth Index, which benefited from a higher weighting of the better-performing smallest stocks. The Portfolio was also hurt by its underweighted exposure to biotechnology, Internet, and communications-related sectors, which rallied strongly after a long period of decline during this period.

As we drew closer to the year-end, the domestic economy continued to demonstrate signs of recovery. The Portfolio's significant weighting in the technology, transportation, energy, industrial, and commercial services sectors was constituted of companies individually selected for their potential ability to rapidly grow earnings in an environment with increasing demand. For the last two quarters, these investments appreciated as equity investors gave credit to these companies' earnings growth potential. For further appreciation, we believe that it is necessary for the companies to deliver on that earnings growth potential. As the year ended, however, investors became somewhat more cautious due to a weakening dollar, persistently high unemployment, seasonal fears about holiday shopping strength, and government budget deficits. Investor caution combined with a desire by many investors to "book some profits" created several sell-offs and a generally choppy fourth quarter for small cap stocks. The Portfolio's outperformance during the fourth quarter was a result of its large exposure to technology and industrial companies, which showed strong performance during the quarter. The beneficial performance of these investments was partially offset by weakness in the Portfolio's financial services investments.

                             PORTFOLIO COMPOSITION

                                 TOP HOLDINGS
                            AS OF DECEMBER 31, 2003

                                                     % OF TOTAL
                SECURITY                             NET ASSETS
                -----------------------------------------------
                VARIAN SEMICONDUCTOR EQUIPMENT, INC.    2.4%
                NATIONAL INSTRUMENTS CORP...........    2.3%
                SEMTECH CORP........................    2.2%
                LAM RESEARCH CORP...................    2.1%
                INTEGRATED CIRCUIT SYSTEMS, INC.....    1.7%
                LANDSTAR SYSTEM, INC................    1.6%
                MINERALS TECHNOLOGIES, INC..........    1.5%
                FORWARD AIR CORP....................    1.4%
                TEKTRONIX, INC......................    1.3%
                VARIAN, INC.........................    1.3%


                       A $10,000 INVESTMENT COMPARED TO
                         THE RUSSELL 2000 GROWTH INDEX


                                    [CHART]

            Franklin Templeton
             Small Cap Growth          Russell 2000
             Portfolio Class A         Growth Index
            --------------------       ------------
5/1/01              $10,000               $10,000
 12/01                8,879                 9,537
 12/02                6,409                 6,651
 12/03                9,289                 9,880


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                FRANKLIN TEMPLETON SMALL
                                 CAP GROWTH PORTFOLIO    RUSSELL 2000
                                CLASS A  CLASS B CLASS E GROWTH INDEX
            1 Year               44.9%    44.6%   44.6%      48.5%
            Since Inception/17/  -2.7     -2.9    -2.8       -0.5

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See Footnotes to Portfolio Manager Commentary.

                                    MSF-30

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE LONG-
 TERM CAPITAL
 GROWTH FROM
 INVESTMENTS IN
 COMMON STOCKS
 OR OTHER EQUITY
 SECURITIES.

 INCEPTION
 DATE
 CLASS A
  5/2/94
 CLASS B
  7/30/02
 CLASS E
  5/1/01

 ASSET CLASS
 SMALL CAP
 STOCKS

   NET ASSETS
  $380 MILLION

   SUBADVISER
 LOOMIS, SAYLES
 & COMPANY, L.P.


PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the Loomis Sayles Small Cap Portfolio returned 36.5%, compared to its benchmark the Russell 2000 Index/10/, which returned 47.3%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Core Funds Performance Universe/16/, was 42.0% over the same period.

PORTFOLIO REVIEW
While small cap stocks led the equity market for the fifth year in a row, the smallest market cap stocks, the lowest priced stocks, and the lower quality companies produced the highest returns. Many top performers included companies that were unprofitable for the year. While the Portfolio's absolute performance was quite strong, our relative performance was hurt by our emphasis on higher quality companies. All sectors produced positive returns for the Portfolio, but the greatest contributors were in the technology, healthcare and producer durables sectors. Sectors with lower growth expectations and the least leverage to economic growth lagged behind, including utilities, consumer staples, and financial services.

Early in the year, we increased our exposure to growth stocks and established an overweight position in technology stocks. As this sector performed well and valuations increased, we have turned our attention to other sectors such as consumer, industrials, and energy. Our style weighting as we exited the year was relatively balanced between growth stocks and value stocks.

Navigant Consulting was one of our top performers for the year, as management made significant strides in improving profitability by pursuing new business opportunities and adding new consultants. CEC Entertainment, a restaurant franchisee, exceeded earnings expectations throughout the year, resulting in a strong recovery in the stock from severely depressed levels. Netflix showed strong subscriber growth in its monthly DVD rental service and had a sizeable rally following a difficult 2002. Lexar Media's flash memory business soared on heavy demand for digital cameras and other electronic gadgets.

PMA Capital, a provider of property casualty insurance had a negative impact on the Portfolio, as the company announced a surprisingly large increase to reserves in its reinsurance operation for business written in the 1997 -2000 period. Hologic, Inc., which develops and supplies medical imaging system, reported disappointing earnings early in the year. Disappointing trade volumes hurt Labranche, the largest specialist on the NYSE. All three stocks have been eliminated from the Portfolio.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2003

                                                         % OF TOTAL
            SECURITY                                     NET ASSETS
            -------------------------------------------------------
            EVERGREEN RESOURCES, INC....................    1.2%
            TTM TECHNOLOGIES, INC.......................    1.0%
            ALTIRIS, INC................................    1.0%
            UCBH HOLDINGS, INC..........................    0.9%
            SPORTS AUTHORITY, INC.......................    0.9%
            XM SATELLITE RADIO HOLDINGS, INC............    0.9%
            UNITED SURGICAL PARTNERS INTERNATIONAL, INC.    0.9%
            AVID TECHNOLOGY, INC........................    0.9%
            VISTACARE, INC. (CLASS A)...................    0.9%
            LAM RESEARCH CORP...........................    0.9%


                       A $10,000 INVESTMENT COMPARED TO
                            THE RUSSELL 2000 INDEX

                                    [CHART]

               Loomis Sayles
                 Small Cap            Russell 2000
             Portfolio Class A            Index
             ------------------       ------------
5/2/94           $10,000                $10,000
 12/94             9,676                 10,027
 12/95            12,467                 12,879
 12/96            16,292                 15,004
 12/97            20,342                 18,359
 12/98            19,995                 17,892
 12/99            26,347                 21,695
 12/00            27,731                 21,039
 12/01            25,287                 21,562
 12/02            19,836                 17,146
 12/03            27,069                 25,248


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                     LOOMIS SAYLES
                                  SMALL CAP PORTFOLIO   RUSSELL 2000
                                CLASS A CLASS B CLASS E    INDEX
            1 Year               36.5%   36.5%   36.3%      47.3%
            5 Years               6.3     N/A     N/A        7.1
            Since Inception/17/  10.9    20.4     2.0       10.1

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns, would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See Footnotes to Portfolio Manager Commentary.

                                    MSF-31

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*



 INVESTMENT
 OBJECTIVE
 TO EQUAL THE
 RETURN OF THE
 RUSSELL 2000
 INDEX.

 INCEPTION
 DATE
 CLASS A
  11/9/98
 CLASS B
  1/2/01
 CLASS E
  5/1/01

 ASSET CLASS
 SMALL CAP
 STOCKS

   NET ASSETS
  $295 MILLION

   SUBADVISER
METROPOLITAN LIFE
    INSURANCE
     COMPANY

PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the Russell 2000 Index Portfolio returned 46.1% compared to its benchmark, the Russell 2000 Index/10/, which returned 47.3%.

PORTFOLIO REVIEW
The Russell 2000 Index posted positive returns for nine of the twelve months of 2003. The benchmark was down 4.5% in the first quarter, up 23.4% in the second quarter, up 9.1% in the third quarter, and up 14.5% in the fourth quarter. The Russell 2000 Index outperformed the large capitalization S&P 500 Index in 2003 by approximately 18.6% and has outperformed it by a cumulative 36.4% since December 31, 1999.

All of the twelve sectors in the Russell 2000 Index posted positive returns this year. The financial services sector, up 40.1%, the technology sector, up 66.8% the health care sector, up 60.4%, the consumer discretionary sector, up 42.8%, and the producer durables sector, up 60.1%, accounted for roughly 80% of the benchmark's return this year.

The three largest names to impact performance this past year were Sandisk Corp., up 201.5%, Sonus Networks Inc., up 654.0%, Imclone Systems Inc., up 273.4%. DJ Orthopidics Inc had the second best positive return this year of 612.8%. The worst performing stock this year was Daisytek International Corp., down 99.8%.

On June 30, 2003, Frank Russell underwent its annual reconstitution of the Russell 2000 Index. In total, 365 companies were added to the Russell 2000 Index and 281 were deleted.

The difference of 84 names is due to attrition throughout the period between annual reconstitution. The post rebalance average market-cap of a Russell 2000 constituent is roughly $350.0 million. The annual Russell 2000 reconstitution generated approximately 40% turnover.




                                      DTP


                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2003

                                                   % OF TOTAL
                   SECURITY                        NET ASSETS
                   ------------------------------------------
                   ISHARES RUSSELL 2000 INDEX FUND    1.9%
                   AMR CORP.......................    0.2%
                   LOUISIANA-PACIFIC CORP.........    0.2%
                   SYBASE, INC....................    0.2%
                   HEALTH CARE REIT, INC..........    0.2%
                   ANN TAYLOR STORES CORP.........    0.2%
                   GEN-PROBE, INC.................    0.2%
                   TITAN CORP.....................    0.2%
                   TETRA TECHNOLOGIES, INC........    0.2%
                   RF MICRO DEVICES, INC..........    0.2%



            A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX
DTP



                                    [CHART]

              Russell 2000 Index
               Portfolio Class A      Russell 2000 Index
             ---------------------    ------------------
11/09/98             $10,000                $10,000
   12/98              10,548                 10,559
   12/99              12,946                 12,804
   12/00              12,454                 12,417
   12/01              12,562                 12,726
   12/02               9,989                 10,119
   12/03              14,591                 14,901



--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                               RUSSELL
                                  RUSSELL 2000 INDEX PORTFOLIO  2000
                                  CLASS A   CLASS B   CLASS E   INDEX
              1 Year               46.1%     45.7%     46.0%    47.3%
              5 Years               6.7       N/A       N/A      7.1
              Since Inception/17/   7.6       6.8       5.6      8.0

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                    MSF-32

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AURORA PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*



 INVESTMENT
 OBJECTIVE
 HIGH TOTAL RETURN
 CONSISTING
 PRINCIPALLY OF
 CAPITAL
 APPRECIATION.

 INCEPTION
 DATE
 CLASS A
  7/5/00
 CLASS B
  5/1/01
 CLASS E
  5/1/01

 ASSET CLASS
 SMALL CAP
 STOCKS

    NET ASSETS
   $741 MILLION

    SUBADVISER
   STATE STREET
    RESEARCH &
    MANAGEMENT
     COMPANY


PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the State Street Research Aurora Portfolio returned 50.1% compared to its benchmark, the Russell 2000(R) Value Index/11/, which returned 46.0%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Core Funds Performance Universe,/16/ was 42.0% over the same period.

PORTFOLIO REVIEW
As a result of our bottom-up portfolio construction process, we have been underweight to the Financial Services sector for quite some time. Elsewhere within the Portfolio, we were meaningfully overweight in the Materials & Processing, Autos & Transportation, Producer Durables, and Technology sectors during the year. We had positioned the Portfolio to outperform when the markets finally turned positive, and this decision had a significant positive impact on performance for the year. A number of these decisions have paid off and we have reached our price targets on several positions. We significantly trimmed our holdings in the semiconductor equipment stocks within the Producer Durables sector. Additionally, we significantly reduced our overweight to the Materials & Processing sector, as this was one of the best-performing sectors within the Portfolio, and we looked to reallocate our gains to stocks that have not seen the same levels of price appreciation. The stocks we trimmed included Methanex, Phelps Dodge and Agrium.

The Portfolio's outperformance came from strong stock selection in the Autos & Transportation, Materials & Processing and Technology sectors. Our holdings in these cyclically sensitive sectors delivered meaningful outperformance as the economy continued to improve, thus propelling a number of higher-beta stocks within these sectors to drive strong relative returns.

Air transport stocks Mesa Air Group, AAR, and Frontier Airlines all more than doubled during the year as regional airlines continued to take market share from major carriers due to better cost structures on shorter flights. Truck maker Navistar International also drove strong relative returns as it continued to benefit from the economic recovery as heavy truck orders continued to rise on strong shipping demand. Within the Materials & Processing sector, copper producer Phelps Dodge outperformed as the stock is highly levered to copper prices, which have appreciated along with the price of other metal commodities. Semiconductor stocks drove returns in the Technology sector as Cypress Semiconductor and ChipPAC had impressive years. Additionally, Trimble Navigation rose as this maker of global positioning systems was one of the top-performing stocks within the Portfolio.

Disappointing relative returns came from the Consumer Discretionary sector as Reader's Digest ended the year flat after poor earnings numbers and slumping advertising revenue at the flagship magazine.


                             PORTFOLIO COMPOSITION

                                 TOP HOLDINGS
                            AS OF DECEMBER 31, 2003

                                                           % OF TOTAL
           SECURITY                                        NET ASSETS
           ----------------------------------------------------------
           VEECO INSTRUMENTS, INC.........................    1.6%
           TECHNITROL, INC................................    1.5%
           THE READER'S DIGEST ASSOCIATION, INC. (CLASS A)    1.4%
           WABTEC CORP....................................    1.2%
           UNITED STATES STEEL CORP.......................    1.2%
           AGRIUM, INC....................................    1.1%
           TRINITY INDUSTRIES, INC........................    1.0%
           CYPRESS SEMICONDUCTOR CORP.....................    1.0%
           NAVISTAR INTERNATIONAL CORP....................    1.0%
           MARTIN MARIETTA MATERIALS, INC.................    1.0%


                       A $10,000 INVESTMENT COMPARED TO
                         THE RUSSELL 2000 VALUE INDEX

                                    [CHART]

                 State Street
               Research Aurora        Russell 2000
              Portfolio Class A        Value Index
              -----------------       -------------
7/5/00             $10,000               $10,000
 12/00              12,322                11,374
 12/01              14,292                12,969
 12/02              11,246                11,487
 12/03              16,884                16,774


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                 STATE STREET RESEARCH
                                   AURORA PORTFOLIO     RUSSELL 2000
                                CLASS A CLASS B CLASS E VALUE INDEX
            1 Year               50.1%   49.7%   49.9%      46.0%
            Since Inception/17/  16.1     6.3     6.3       15.9

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                    MSF-33

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE LONG-
 TERM GROWTH.

 INCEPTION
 DATE
 CLASS A
  3/3/97
 CLASS B
  7/30/02
 CLASS E
  5/1/01

 ASSET CLASS
 SMALL CAP
 STOCKS

   NET ASSETS
  $309 MILLION

   SUBADVISER
  T. ROWE PRICE
ASSOCIATES, INC.


PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the T. Rowe Price Small Cap Growth Portfolio returned 40.9% compared to its benchmark, the Russell 2000 Growth Index/12/, which returned 48.5%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Growth Funds Universe/16/, was 41.1% over the same period.

PORTFOLIO REVIEW
The information technology sector (28% of assets as of December 31) contributed the most to the Portfolio's results in 2003. Semiconductor stocks INTERSIL HOLDING, INTEGRATED SILICON SOLUTION, and SEMTECH were among the top performers in this area. Traditional software companies generally produced strong returns, but BORLAND SOFTWARE and RADIANT SYSTEMS were disappointing.

The Portfolio's holdings in the health care sector (22% of assets) greatly added value over the last year. Health care providers and service companies fared best, led by COVENTRY HEALTH CARE, UNITED SURGICAL PARTNERS INTERNATIONAL, and OMNICARE. Pharmaceutical and biotechnology holdings generally helped the Portfolio's performance, but equipment and supply companies lagged somewhat due to weakness in THORATEC and ICU MEDICAL, which were among the largest detractors to performance.

In the consumer discretionary sector (18% of assets), most specialty retailers, particularly COST PLUS and O'REILLY AUTOMOTIVE, contributed to the Portfolio's favorable results. Shares of restaurant operators were also robust, led by CEC ENTERTAINMENT, whose Chuck E. Cheese restaurants have done very well. The Portfolio's media holdings lagged somewhat due to poor performance of INSIGHT COMMUNICATIONS and SCHOLASTIC.

In the industrials and business services category (14% of assets), education-related stocks such as UNIVERSITY OF PHOENIX ONLINE and EDUCATION MANAGEMENT enjoyed a significant rise in 2003. Such companies have benefited from rising tuition costs, as well as increased demand from workers who, in a sluggish job market, have been seeking to upgrade their skills and enhance their career prospects.


                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2003

                                                    % OF TOTAL
                 SECURITY                           NET ASSETS
                 ---------------------------------------------
                 ZEBRA TECHNOLOGIES CORP. (CLASS A)    0.9%
                 CORPORATE EXECUTIVE BOARD CO......    0.8%
                 NEXTEL PARTNERS, INC. (CLASS A)...    0.8%
                 IRON MOUNTAIN, INC................    0.8%
                 COMPUTER PROGRAMS & SYSTEMS, INC..    0.8%
                 PLANTRONICS, INC..................    0.8%
                 MACROVISION CORP..................    0.8%
                 EDUCATION MANAGEMENT CORP.........    0.8%
                 ENGINEERED SUPPORT SYSTEMS, INC...    0.7%
                 DIGITAL INSIGHT CORP..............    0.7%

        A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX


                                    [CHART]

                T. Rowe Price Small
                    Cap Growth           Russell 2000
                 Portfolio Class A       Growth Index
               --------------------      ------------
  3/3/1997          $10,000                $10,000
12/31/1997           11,881                 11,728
12/31/1998           12,291                 11,872
12/31/1999           15,732                 16,988
12/31/2000           14,302                 13,177
12/31/2001           13,011                 11,961
12/31/2002            9,540                  8,342
12/31/2003           13,439                 12,391


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                T. ROWE PRICE SMALL CAP   RUSSELL
                                   GROWTH PORTFOLIO     2000 GROWTH
                                CLASS A CLASS B CLASS E    INDEX
            1 Year               40.9%   41.0%   40.6%     48.5%
            5 Years               1.8     N/A     N/A       0.9
            Since Inception/17/   4.4    26.5    -0.2       3.2

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                    MSF-34

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO (FORMERLY PUTNAM INTERNATIONAL STOCK
 PORTFOLIO)

PORTFOLIO MANAGER COMMENTARY*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE
 LONG-TERM
 GROWTH OF
 CAPITAL.

 INCEPTION
 DATE
 CLASS A
  5/1/91
 CLASS B
  5/1/02
 CLASS E
  5/1/01

 ASSET CLASS
 INTERNATIONAL
 STOCKS

   NET ASSETS
  $381 MILLION

   SUBADVISER
FIDELITY RESEARCH
  & MANAGEMENT
     COMPANY

PERFORMANCE AT-A-GLANCE
On December 16, 2003, Fidelity Management and Research Company assumed portfolio management for the Portfolio. Prior to that time, the Portfolio was known as the Putnam International Stock Portfolio and was managed by Putnam Investment Management LLC. The performance shown on this page includes periods both before and after this change.

For the year ended December 31, 2003, the Class A shares of the FI International Stock Portfolio returned 28.0% compared to its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index/5/, which returned 38.6%. The average return of its peer group, the Lipper Variable Insurance Products International Funds Performance Universe/16/, was 35.3% over the same period.

PORTFOLIO REVIEW
The Portfolio trailed its benchmark for the full year as the rebounding equity markets favored small, lower-quality companies. During the first quarter of 2003, the equity markets responded negatively to the almost universally bad economic news, including the prospect of war in Iraq, and the outbreak of the SARS virus. To aid recovery, governments responded with massive liquidity infusions. In March, after the SARS crisis diminished and the Iraq situation became clearer, equity markets rallied for the remainder of the year.

The Portfolio's defensive stance, focusing on high quality, cash-generating companies, hurt relative performance as compared to the MSCI EAFE Index. The rally was strongest in companies with weaker balance sheets and less sound business models--companies that fared worst during the weak economy of late 2002/early 2003. Small companies also outperformed, so our large cap focus also hurt relative performance.
The international equity markets lacked a coherent pattern in the fourth quarter, with few distinctions among sectors or industries. This made stock selection challenging. For example, three of the Portfolio's biggest individual detractors were NTT DoCoMo (communication services), Canon (capital goods), and Olympus (technology)--which Putnam believed to be profitable, financially sound, market-leading Japanese companies with modest yen exposure and attractive valuations, whose stocks nonetheless underperformed.

Upon the change in subadviser in December from Putnam to Fidelity, the Portfolio was restructured. As of December 31, 2003, the largest country weightings were in Japan, United Kingdom, and Switzerland; the largest sectors were in Financials, Information Technology, and Health Care.

                             PORTFOLIO COMPOSITION

                                 TOP HOLDINGS
                            AS OF DECEMBER 31, 2003

                                                       % OF TOTAL
              SECURITY                                 NET ASSETS
              ---------------------------------------------------
              TOTAL S.A...............................    3.4%
              VODAFONE GROUP, PLC.....................    2.7%
              NOVARTIS AG.............................    1.9%
              BP, PLC. (ADR)..........................    1.9%
              ALLIANZ AG..............................    1.4%
              SHELL TRANSPORTATION & TRADING CO., PLC.    1.4%
              DANSKE BANK A/S.........................    1.3%
              NOKIA OYJ...............................    1.3%
              NOMURA HOLDINGS, INC....................    1.2%
              UNILEVER, PLC. (ADR)....................    1.2%


                       A $10,000 INVESTMENT COMPARED TO
                              THE MSCI EAFE INDEX

                                    [CHART]

         FI International
          Stock Portfolio
              Class A              MSCI EAFE Index
          ---------------          ---------------
12/93         $10,000                  $10,000
12/94          10,508                   10,778
12/95          10,596                   11,986
12/96          10,408                   12,711
12/97          10,164                   12,937
12/98          12,457                   15,523
12/99          14,505                   19,709
12/00          13,039                   16,917
12/01          10,355                   13,289
12/02           8,541                   11,171
12/03          10,936                   15,482


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                    FI INTERNATIONAL     MSCI
                                     STOCK PORTFOLIO     EAFE
                                 CLASS A CLASS B CLASS E INDEX
                 1 Year           28.0%   27.8%   27.9%  38.6%
                 5 Years          -2.6     N/A     N/A   -0.1
                 10 Years          0.9     N/A     N/A    4.5
                 Since Inception    --     2.8    -3.5     --

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See Footnotes to Portfolio Manager Commentary.

                                    MSF-35

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*



 INVESTMENT
 OBJECTIVE
 TO EQUAL THE
 PERFORMANCE OF
 THE MSCI EAFE
 INDEX.

 INCEPTION
 DATE
 CLASS A
  11/9/98
 CLASS B
  1/2/01
 CLASS E
  5/1/01

 ASSET CLASS
 INTERNATIONAL
 STOCKS

   NET ASSETS
  $259 MILLION

   SUBADVISER
METROPOLITAN LIFE
    INSURANCE
     COMPANY


PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the Morgan Stanley EAFE Index Portfolio returned 37.6% compared to its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index/5/, which returned 38.6%. The Portfolio's performance cannot exactly duplicate the MSCI EAFE Index's return because of differences that primarily result from sampling, pricing, and transaction costs.

PORTFOLIO REVIEW
The MSCI EAFE Index posted positive monthly returns from April until the end of the year. The best performing months this year were April, up 9.8%, and December, up 7.8%. The MSCI EAFE Index outperformed its US domestic counterpart, the S&P 500 by 9.9% in 2003. This was due in large part to the weakening U.S. dollar, which makes foreign securities worth more to the U.S. based investor. For the year, the US dollar fell 16.7% versus the Euro, and 9.7% versus the Japanese Yen. Japan and the Euro countries make up approximately 55% of the capitalization of the EAFE Index.

All of the twenty-one countries that comprise the EAFE Index, had positive returns in 2003. The United Kingdom, the largest country weight at 27.7%, returned 30.1% for the year and along with Japan, up 33.1%, accounted for 41.7% of the 2003 benchmark return. The best performing countries this year were Sweden, up 62.4%, and Germany, up 62.3%. Austria and New Zealand, the smallest countries in the EAFE Index by market capitalization, also experienced substantial positive returns this year, up 56.9% and 56.2% respectively. However, at their combined weight of less than one half of one percent in the EAFE Index, they had no material impact on the annual Index return.

Among individual securities, HSBC Holdings PLC, up 50.8%, Vodafone Group, up 37.5%, and BP PLC, up 22.5%, had the largest positive impact to performance. UFJ Holdings Inc, up 375.0% and Sumitomo Heavy Ind., up 307.5% were the best performing stocks in the MSCI EAFE Index this year. The worst performing stock in 2003 was Ashikaga Fin Group, down 97.5% for the full year.



                             PORTFOLIO COMPOSITION

                                 TOP HOLDINGS
                            AS OF DECEMBER 31, 2003

                                                 % OF TOTAL
                    SECURITY                     NET ASSETS
                    ---------------------------------------
                    BP, PLC.....................    2.4%
                    HSBC HOLDINGS, PLC..........    2.3%
                    VODAFONE GROUP, PLC.........    2.3%
                    GLAXOSMITHKLINE, PLC........    1.8%
                    ISHARES MSCI EAFE INDEX FUND    1.7%
                    TOTAL S.A...................    1.6%
                    ROYAL DUTCH PETROLEUM CO....    1.5%
                    NOVARTIS AG.................    1.5%
                    NESTLE S.A..................    1.4%
                    TOYOTA MOTOR CORP...........    1.2%


                       A $10,000 INVESTMENT COMPARED TO
                              THE MSCI EAFE INDEX


                                    [CHART]

           Morgan Stanley EAFE
                  Index
            Portfolio Class A       MSCI EAFE Index
           -------------------      ---------------
11/9/98          $10,000               $10,000
  12/98           10,811                10,663
  12/99           13,504                13,538
  12/00           11,548                11,620
  12/01            9,039                 9,128
  12/02            7,534                 7,673
  12/03           10,369                10,634


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                       MORGAN STANLEY      MSCI
                                    EAFE INDEX PORTFOLIO   EAFE
                                   CLASS A CLASS B CLASS E INDEX
               1 Year               37.6%   37.2%   37.3%  38.6%
               5 Years              -0.8     N/A     N/A   -0.1
               Since Inception/17/   0.7    -3.7    -1.6    1.2

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                See Footnotes to Portfolio Manager Commentary.

                                    MSF-36

METROPOLITAN SERIES FUND, INC.

 SCUDDER GLOBAL EQUITY PORTFOLIO

PORTFOLIO MANAGER COMMENTARY*



 INVESTMENT
 OBJECTIVE
 TO ACHIEVE
 LONG-TERM
 GROWTH OF
 CAPITAL.

 INCEPTION
 DATE
 CLASS A
  3/3/97
 CLASS E
  5/1/01

 ASSET CLASS
 LARGE CAP
 STOCKS/
 INTERNATIONAL
 STOCKS

  NET ASSETS
 $190 MILLION

  SUBADVISER
   DEUTSCHE
  INVESTMENT
  MANAGEMENT
AMERICAS, INC.

PERFORMANCE AT-A-GLANCE
For the year ended December 31, 2003, the Class A shares of the Scudder Global Equity Portfolio returned 30.5% compared to its benchmark, the Morgan Stanley Capital International (MSCI) World Index/13/, which returned 33.1%. The average return of its peer group, the Lipper Variable Insurance Products Global Funds Performance Universe/16/, was 33.6% over the same period.

PORTFOLIO REVIEW
We remain uncertain on the economy and have positioned the Portfolio as close to 'cycle neutral' as possible. Our thematic process is based not on forecasting the economic cycle, but on identifying medium-term fault-lines in the investment landscape and positioning the Portfolio to benefit accordingly should the cracks appear. Business confidence has improved significantly and recent investor surveys suggest that companies will once again be rewarded for capital investment, rather than simple returns of capital. What is evident, however, is that the market is currently discounting an above trend year of GDP growth in tandem with a highly benign inflationary outlook - this is perhaps best demonstrated by credit spreads, which remain extraordinarily tight versus historical levels. With the unprecedented monetary stimulus of the past three years now highly visible in asset prices, we believe that the risks of inflation and therefore interest rates are more likely to be to the upside. The economy may indeed grow faster than expected, but it is very hard to make a case for credit when it is so cheaply priced. We would note that corporations have generally rebuilt balance sheets and are turning to the decision of how to deploy future free cash flow, whilst the consumer looks more indebted than ever. This would perhaps suggest that beneficiaries of corporate spending might begin to push through price rises in 2004, whereas consumers and the companies that sell to them will bear the brunt of any moves in interest rates.

The Portfolio's large overweight to the Materials sector was an integral factor in aiding performance. An underweight Financials stance and overweight Japan position were detractors. All themes yielded positive returns. Strength in commodity prices and uncertainty in the oil market (partly due to concerns over sabotage attacks on Iraq's oil infrastructure) placed Material holdings among the best overall contributors to performance for the year. Expectations of sustained high prices in 2004 following the implementation of higher US standards lifted names such as Exxon Mobil and ConocoPhillips. Three of the year's top ten contributors were gold miners. Gold's climb toward near 14-year highs was sufficient for Newmont Mining, Placer Dome and Minas Buenaventura to register significant gains.

In addition, above benchmark exposure to two markets - Russia and Brazil - bolstered performance. Brazilian pulp producer, Aracruz Celulose, and Russia's Norilsk Nickel, were two of the year's top overall performers. Aracruz reached a new high when it posted increased earnings for its fiscal year-end due to a +20% climb in global pulp prices. Norilsk Nickel saw its shares appreciate nearly 230% in 2003. The world's largest nickel producer gained as nickel reached a 15-year high and the Russian government proceeded with plans for the partial lifting of state secrecy laws disclosing the company's deposit base.

Despite notable contributions from the Japan Restructuring theme, we reduced exposure to this theme based on declining risk/return prospects and a less favorable view toward exporters with yen appreciation versus the dollar. Though both the Nikkei and Topix benchmarks registered their first annual gains in four years, sustainable corporate earnings are still questionable. The Pharmaceuticals theme was also a thematic laggard. We believe that the structure of the global pharmaceutical industry is shifting in favor of generic manufacturers and we have been reviewing our remaining holdings for fit with other themes.

Over the course of the year, we increased exposure to the Asia ex-Japan region, with new buys such as Samsung Electronics, South Korea's dominant IT and consumer electronics company, and Sun Hung KaiProperties, Hong Kong's leading developer. Both stocks turned in impressive gains.

                             PORTFOLIO COMPOSITION

                     TOP HOLDINGS AS OF DECEMBER 31, 2003

                                               % OF TOTAL
                      SECURITY                 NET ASSETS
                      -----------------------------------
                      VIACOM, INC. (CLASS B)..    2.2%
                      VODAFONE GROUP, PLC.....    2.1%
                      EXXON MOBIL CORP........    2.0%
                      DEUTSCHE TELEKOM AG.....    2.0%
                      ANADARKO PETROLEUM CORP.    1.9%
                      BHP BILLITON, LTD.......    1.9%
                      E.ON AG.................    1.8%
                      CONOCOPHILLIPS..........    1.7%
                      DEUTSCHE BOERSE AG......    1.6%
                      FANUC, LTD..............    1.6%

               A $10,000 INVESTMENT COMPARED TO MSCI WORLD INDEX

                                    [CHART]

                 Scudder Global
               Equity Portfolio             MSCI
                    Class A              World Index
               ----------------          -----------
3/3/97             $10,000                 $10,000
 12/97              10,962                  11,313
 12/98              12,712                  14,066
 12/99              15,911                  17,573
 12/00              15,655                  15,257
 12/01              13,137                  12,690
 12/02              11,034                  10,167
 12/03              14,394                  13,533


--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------

                                        SCUDDER
                                     GLOBAL EQUITY
                                       PORTFOLIO       MSCI
                                    CLASS A CLASS E WORLD INDEX
                1 Year               30.5%   30.4%     33.1%
                5 Years               2.5     N/A      -0.8
                Since Inception/17/   5.5    -1.1       4.5

--------------------------------------------------------------------------------

 Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

 This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                See Footnotes to Portfolio Manager Commentary.

                                    MSF-37

METROPOLITAN SERIES FUND, INC.

 FOOTNOTES TO PORTFOLIO MANAGER COMMENTARY



(*) The views expressed in the Portfolio Manager Commentary, for each Portfolio, are those of the Subinvestment advisor firm as of December 31, 2003 and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is no indication of future Portfolio composition, which will vary.

(1) The Lehman Brothers(R) Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(2) The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(3) The Russell 1000(R) Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(4) The Russell 1000(R) Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(5) The Morgan Stanley Capital International (MSCI) EAFE(R) Index is an unmanaged, commonly used measure of performance for Europe, Australasia and the Far East. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(6) The Standard & Poor's MidCap 400 Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(7) The Standard & Poor's MidCap 400/Barra Value Index is an unmanaged measure of performance of the stocks in the S&P MidCap 400 Index that are slower growing, undervalued and have a low price-to-book ratio. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(8) The Russell MidCap(TM) Growth Index is an unmanaged measure of performance of those Russell MidCap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(9) Lehman Brothers Intermediate Government Bond Index(R) includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities between one to ten years. The Index has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments.

(10) The Russell 2000(R) Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(11) The Russell 2000(R) Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(12) The Russell 2000(R) Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(13) The MSCI(R) World Index is a capitalization weighted index that measures performance of stocks from around the world. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(14) Lehman Brothers(R) Government/Credit Index is an unmanaged index of investment grade bonds issued by the U.S. Government and U.S. corporations having maturities between one and ten years. The Index performance has not been adjusted for ongoing management, distributions and operating expenses, and sales charges applicable to mutual fund investments.

(15) Russell MidCap(TM) Index consists of 800 mid-capitalization stocks having an average market capitalization of $3.6 billion as of the latest reconstitution (May 31, 2003). The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments.

(16) Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(17) The Indices since inception returns, shown in each Portfolio's Average Annual Return tables, are calculated from the inception date of the Class A shares of the relevant Portfolio.

                                    MSF-38

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH MONEY MARKET PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMERCIAL PAPER--99.5% OF TOTAL NET ASSETS


        FACE                                 INTEREST MATURITY    VALUE
       AMOUNT    ISSUE                         RATE     DATE     (NOTE 1)
     ----------------------------------------------------------------------

                 AGRICULTURAL OPERATIONS--5.2%
     $20,000,000 Cargill, Inc...............  1.050%  01/15/04 $ 19,991,833
      15,800,000 Cargill, Inc...............  1.070%  01/27/04   15,787,790
                                                               ------------
                                                                 35,779,623
                                                               ------------

                 ASSET BACKED--24.8%
       8,000,000 FCAR Owner Trust...........  1.090%  01/06/04    7,998,789
      10,000,000 CXC, Inc...................  1.090%  01/07/04    9,998,183
      18,000,000 New Center Asset Trust.....  1.100%  01/07/04   17,996,700
      10,000,000 CXC, Inc...................  1.080%  01/09/04    9,997,600
      15,000,000 New Center Asset Trust.....  1.100%  01/09/04   14,996,333
      10,000,000 Ciesco, L.P................  1.080%  01/12/04    9,996,700
      10,000,000 Windmill Funding Corp......  1.090%  01/14/04    9,996,064
      15,000,000 Preferred Receivables
                  Funding Corp..............  1.090%  01/16/04   14,993,188
      20,000,000 Delaware Funding Corp.
                  (144A)....................  1.080%  01/20/04   19,988,600
      14,400,000 Windmill Funding Corp......  1.090%  01/21/04   14,391,280
       5,391,000 Preferred Receivables
                  Funding Corp..............  1.100%  01/26/04    5,386,882
      10,000,000 Windmill Funding Corp......  1.090%  01/28/04    9,991,825
       7,000,000 FCAR Owner Trust...........  1.090%  02/03/04    6,993,006
      10,000,000 FCAR Owner Trust...........  1.100%  03/02/04    9,981,361
       2,302,000 Kittyhawk Funding Corp.....  1.060%  03/10/04    2,297,323
       6,800,000 FCAR Owner Trust...........  1.140%  04/02/04    6,780,189
                                                               ------------
                                                                171,784,023
                                                               ------------

                 AUTOMOBILES--1.3%
       3,670,201 Honda Auto Receivables (d).  1.130%  11/15/04    3,670,201
       5,126,394 Whole Auto Loan Trust......  1.100%  09/15/04    5,126,394
                                                               ------------
                                                                  8,796,595
                                                               ------------

                 BUILDING & CONSTRUCTION--3.6%
      10,000,000 Sheffield Receivables Corp.
                  (144A)....................  1.090%  01/05/04    9,998,789
      15,000,000 Sheffield Receivables Corp.
                  (144A)....................  1.090%  01/08/04   14,996,821
                                                               ------------
                                                                 24,995,610
                                                               ------------

                 COMMUNICATIONS SERVICES--2.1%
      14,535,000 BellSouth Corp.............  1.010%  01/06/04   14,532,961
                                                               ------------

                 FEDERAL AGENCIES--14.7%
      18,000,000 Federal Home Loan Bank.....  1.250%  07/02/04   18,004,880
      25,000,000 Federal Home Loan Bank.....  1.230%  07/06/04   25,000,000
      30,000,000 Federal National Mortgage
                  Association...............  1.060%  07/20/04   30,000,000
       8,000,000 Federal Home Loan
                  Mortgage Corp.............  1.450%  11/16/04    8,000,000
       7,000,000 Federal National Mortgage
                  Association...............  1.500%  12/21/04    7,000,000
       7,000,000 Federal National Mortgage
                  Association...............  1.650%  12/30/04    7,000,000
       7,000,000 Federal National Mortgage
                  Association...............  1.520%  01/19/05    7,000,000
                                                               ------------
                                                                102,004,880
                                                               ------------

      FACE                                    INTEREST MATURITY    VALUE
     AMOUNT    ISSUE                            RATE     DATE     (NOTE 1)
   -------------------------------------------------------------------------

               FINANCE & BANKING--22.7%
   $15,000,000 Toronto Dominion
                Holdings.....................  1.110%  01/05/04 $ 14,998,150
    34,000,000 UBS Finance, Inc..............  0.980%  01/05/04   33,996,298
    15,000,000 General Electric Capital
                Corp.........................  1.110%  01/07/04   14,997,225
     2,000,000 CIT Group, Inc. (d)...........  2.400%  01/09/04    2,000,231
    20,000,000 Canadian Imperial Holding,
                Inc..........................  1.100%  01/15/04   19,991,444
    10,000,000 General Electric Capital
                Corp. (d)....................  1.141%  01/28/04   10,000,159
     5,350,000 Toronto Dominion
                Holdings.....................  1.080%  02/06/04    5,344,222
    10,000,000 Caterpillar Financial Services
                Corp.........................  1.070%  02/19/04    9,985,436
    15,000,000 Canadian Imperial Holding,
                Inc..........................  1.130%  03/01/04   14,971,750
    10,000,000 General Electric Capital
                Corp.........................  1.100%  03/03/04    9,981,056
    14,000,000 Bank of America Corp..........  1.100%  04/05/04   13,959,361
     7,000,000 Toronto Dominion
                Holdings.....................  1.090%  04/14/04    6,977,958
                                                                ------------
                                                                 157,203,290
                                                                ------------

               FINANCIAL SERVICES--10.5%
    15,000,000 Household Finance Corp........  1.090%  01/02/04   14,999,546
    32,470,000 Lehman Brothers Holdings,
                Inc..........................  0.950%  01/02/04   32,469,143
     7,000,000 Clipper Receivables Corp.
                (144A).......................  1.100%  01/05/04    6,999,145
     6,484,000 American Express Credit
                Corp.........................  1.020%  01/06/04    6,483,081
    12,000,000 American Express Credit
                Corp.........................  1.080%  04/08/04   11,964,720
                                                                ------------
                                                                  72,915,635
                                                                ------------

               FOREIGN GOVERNMENT--1.2%
     8,000,000 Province of Quebec............  1.130%  03/26/04    7,978,655
                                                                ------------

               INVESTMENT BROKERAGE--10.2%
    15,000,000 J.P. Morgan Chase & Co........  1.080%  02/05/04   14,984,250
     7,000,000 J.P. Morgan Chase & Co........  1.090%  02/11/04    6,991,310
     7,000,000 Morgan Stanley................  1.080%  02/13/04    6,990,970
    20,000,000 Morgan Stanley................  1.080%  02/17/04   19,971,800
     7,000,000 The Goldman Sachs
                Group, L.P...................  1.150%  04/19/04    6,975,627
    15,000,000 The Goldman Sachs
                Group, L.P...................  1.150%  05/17/04   14,934,354
                                                                ------------
                                                                  70,848,311
                                                                ------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-39

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH MONEY MARKET PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMERCIAL PAPER--(CONTINUED)


          FACE                            INTEREST MATURITY    VALUE
         AMOUNT    ISSUE                    RATE     DATE     (NOTE 1)
       -----------------------------------------------------------------

                   LEISURE--3.2%
       $15,000,000 Park Avenue Recreation
                    Corp.................  1.080%  01/06/04 $ 14,997,750
         7,143,000 Park Avenue Recreation
                    Corp.................  1.080%  01/13/04    7,140,428
                                                            ------------
                                                              22,138,178
                                                            ------------
                   Total Commercial Paper
                    (Cost: $688,977,761)...................  688,977,761
                                                            ------------
                   Total Investments--99.5%
                    (Cost $688,977,761) (a)................  688,977,761
                   Other assets less liabilities--0.5%.....    3,381,547
                                                            ------------
                   TOTAL NET ASSETS--100.0%................ $692,359,308
                                                            ============

 See accompanying notes to statement of investments and financial statements.

                                    MSF-40

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH MONEY MARKET PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

     ASSETS
       Investments at value........................            $688,977,761
       Cash........................................                   6,901
       Receivable for:
        Fund shares sold...........................               4,896,196
        Interest...................................                  91,804
                                                               ------------
         Total Assets..............................             693,972,662
     LIABILITIES
       Payable for:
        Fund shares redeemed....................... $1,251,655
       Accrued expenses:
        Management fees............................    206,455
        Service and distribution Fees..............     16,178
        Deferred trustees fees.....................    132,201
        Other expenses.............................      6,865
                                                    ----------
         Total Liabilities.........................               1,613,354
                                                               ------------
     NET ASSETS....................................            $692,359,308
                                                               ============
       Net assets consist of:
        Capital paid in............................            $692,359,308
                                                               ------------
     NET ASSETS....................................            $692,359,308
                                                               ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per share
      ($610,418,534 divided by 6,104,185
      shares outstanding)..........................            $     100.00
                                                               ============
     CLASS B
     Net asset value and redemption price per share
      ($75,083,144 divided by 750,832 shares
      outstanding).................................            $     100.00
                                                               ============
     CLASS E
     Net asset value and redemption price per share
      ($6,857,630 divided by 68,576 shares
      outstanding).................................            $     100.00
                                                               ============
     Identified cost of investments................            $688,977,761
                                                               ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

        INVESTMENT INCOME
          Interest...............................             $7,710,744
                                                              ----------
        EXPENSES
          Management fees........................ $2,292,997
          Service and distribution fees--Class B.    177,453
          Service and distribution fees--Class E.      3,161
          Directors fees and expenses............     15,695
          Custodian..............................     97,865
          Audit and tax services.................     22,300
          Legal..................................     13,934
          Printing...............................    136,948
          Insurance..............................      9,323
          Miscellaneous..........................      1,017
                                                  ----------
          Total expenses.........................              2,770,693
                                                              ----------
        NET INVESTMENT INCOME....................              4,940,051
                                                              ----------
        REALIZED AND UNREALIZED GAIN (LOSS)
        Realized gain (loss) on:
          Investments--net.......................        (28)
                                                  ----------
        Net gain (loss)..........................        (28)
                                                  ----------
        NET INCREASE (DECREASE) IN NET ASSETS
         FROM OPERATIONS.........................             $4,940,023
                                                              ==========

                See accompanying notes to financial statements.

                                    MSF-41

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH MONEY MARKET PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2003          2002
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  4,940,051  $  4,773,934
  Net realized gain (loss)..........................................          (28)            0
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                     4,940,023     4,773,934
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income............................................
    Class A.........................................................   (4,536,341)   (4,382,363)
    Class B.........................................................     (391,196)     (391,571)
    Class E.........................................................      (12,514)            0
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (4,940,051)   (4,773,934)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  302,947,860    96,623,689
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  302,947,832    96,623,689

NET ASSETS
  Beginning of the period...........................................  389,411,476   292,787,787
                                                                     ------------  ------------
  End of the period................................................. $692,359,308  $389,411,476
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
 End of period...................................................... $          0  $          0
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                       YEAR ENDED                 YEAR ENDED
                                                                   DECEMBER 31, 2003          DECEMBER 31, 2002
                                                               -------------------------  -------------------------
                                                                 SHARES          $          SHARES          $
                                                               ----------  -------------  ----------  -------------
CLASS A
  Sales.......................................................  6,858,570  $ 685,856,952   4,684,084  $ 468,408,192
  Shares issued through acquisition...........................  4,418,122    441,812,202     541,164     54,116,352
  Reinvestments...............................................     45,363      4,536,341      43,821      4,382,363
  Redemptions................................................. (8,539,381)  (853,938,071) (4,721,369)  (472,136,885)
                                                               ----------  -------------  ----------  -------------
  Net increase (decrease).....................................  2,782,674  $ 278,267,424     547,700  $  54,770,022
                                                               ==========  =============  ==========  =============
CLASS B
  Sales.......................................................    919,752  $  91,975,233     606,647  $  60,664,640
  Reinvestments...............................................      3,912        391,196       3,915        391,571
  Redemptions.................................................   (745,436)   (74,543,623)   (192,025)   (19,202,544)
                                                               ----------  -------------  ----------  -------------
  Net increase (decrease).....................................    178,228  $  17,822,806     418,537  $  41,853,667
                                                               ==========  =============  ==========  =============
CLASS E
  Sales.......................................................    149,355  $  14,935,505           0  $           0
  Reinvestments...............................................        125         12,514           0              0
  Redemptions.................................................    (80,904)    (8,090,389)          0              0
                                                               ----------  -------------  ----------  -------------
  Net increase (decrease).....................................     68,576  $   6,857,630           0  $           0
                                                               ==========  =============  ==========  =============
  Increase (decrease) derived from capital share transactions.  3,029,478  $ 302,947,860     966,237  $  96,623,689
                                                               ==========  =============  ==========  =============

                See accompanying notes to financial statements.

                                    MSF-42

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH MONEY MARKET PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                              CLASS A
                                                         ------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------
                                                           2003      2002      2001      2000      1999
                                                         --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.................... $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00
                                                         --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.................................     0.80      1.41      3.88      6.05      4.85
                                                         --------  --------  --------  --------  --------
  Total from investment operations......................     0.80      1.41      3.88      6.05      4.85
                                                         --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income..............    (0.80)    (1.41)    (3.88)    (6.05)    (4.85)
                                                         --------  --------  --------  --------  --------
  Total distributions...................................    (0.80)    (1.41)    (3.88)    (6.05)    (4.85)
                                                         --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD.......................... $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00
                                                         ========  ========  ========  ========  ========
TOTAL RETURN (%)........................................      0.8       1.4       4.0       6.2       5.0
Ratio of operating expenses to average net assets (%)...     0.40      0.43      0.42      0.41      0.40
Ratio of net investment income to average net assets (%)     0.78      1.40      3.80      6.04      4.89
Net assets, end of period (000)......................... $610,419  $332,151  $277,381  $242,346  $307,712

                                                                     CLASS B                   CLASS E
                                                         ----------------------------     -----------------
                                                            YEAR ENDED     MAY 1, 2001(A) APRIL 23, 2003(A)
                                                           DECEMBER 31,       THROUGH          THROUGH
                                                         ----------------   DECEMBER 31,    DECEMBER 31,
                                                           2003     2002        2001            2003
                                                         -------  -------  -------------- -----------------
NET ASSET VALUE, BEGINNING OF PERIOD.................... $100.00  $100.00     $100.00          $100.00
                                                         -------  -------     -------          -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.................................    0.55     1.16        1.95             0.42
                                                         -------  -------     -------          -------
  Total from investment operations......................    0.55     1.16        1.95             0.42
                                                         -------  -------     -------          -------
LESS DISTRIBUTIONS
  Distributions from net investment income..............   (0.55)   (1.16)      (1.95)           (0.42)
                                                         -------  -------     -------          -------
  Total distributions...................................   (0.55)   (1.16)      (1.95)           (0.42)
                                                         -------  -------     -------          -------
NET ASSET VALUE, END OF PERIOD.......................... $100.00  $100.00     $100.00          $100.00
                                                         =======  =======     =======          =======
TOTAL RETURN (%)........................................     0.6      1.2         2.0 (b)          0.4 (b)
Ratio of operating expenses to average net assets (%)...    0.65     0.68        0.67 (c)         0.55 (c)
Ratio of net investment income to average net assets (%)    0.55     1.15        1.65 (c)         0.58 (c)
Net assets, end of period (000)......................... $75,083  $57,260     $15,407          $ 6,858

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-43

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--97.9% OF TOTAL NET ASSETS

      FACE                                                         VALUE
     AMOUNT                                                       (NOTE 1)
  ---------------------------------------------------------------------------

               AEROSPACE & DEFENSE--0.4%
  $    700,000 Lockheed Martin Corp. 8.200%, 12/01/09.......... $     849,951
       900,000 Lockheed Martin Corp. 7.375%, 04/15/13..........     1,039,308
       233,000 Raytheon Co. 6.750%, 08/15/07...................       257,555
       460,000 The Boeing Co. 7.250%, 06/15/25.................       517,926
       200,000 United Technologies Corp.
                7.500%, 09/15/29...............................       243,510
                                                                -------------
                                                                    2,908,250
                                                                -------------

               AIRLINES--0.1%
       750,000 Southwest Airlines Co. 6.500%, 03/01/12.........       794,542
                                                                -------------

               ALUMINUM--0.3%
       300,000 Alcoa, Inc. 6.500%, 06/01/11....................       335,802
       400,000 Alcoa, Inc. 6.000%, 01/15/12....................       434,945
     1,000,000 Alcoa, Inc. 5.375%, 01/15/13....................     1,040,772
                                                                -------------
                                                                    1,811,519
                                                                -------------

               ASSET BACKED--1.7%
       190,000 California Infrastructure-Pacific Gas & Electric
                Co. 6.480%, 12/26/09...........................       210,626
       500,000 Centex Home Equity Loan Trust
                3.750%, 12/25/31...............................       491,790
       115,000 Chase Credit Card Owner Trust
                6.660%, 01/15/07...............................       118,829
       300,000 Chase Funding Mortgage Loan
                6.550%, 03/25/13...............................       317,353
     2,000,000 Chase Funding Mortgage Loan
                4.585%, 05/25/15...............................     1,931,807
       105,559 Chase Funding Mortgage Loan
                4.788%, 03/25/20...............................       105,462
       500,000 Chase Funding Mortgage Loan
                3.303%, 11/25/29...............................       483,025
       500,000 Chase Manhattan Auto Owner Trust
                1.520%, 05/15/07 (d)...........................       497,910
       125,000 Chemical Master Credit Card Trust I
                5.980%, 09/15/08...............................       132,698
     1,000,000 Citibank Credit Card Issuance Trust
                4.100%, 12/07/06...............................     1,024,290
       190,000 Citibank Credit Card Issuance Trust
                7.450%, 09/15/07...............................       205,475
       228,000 Citibank Credit Card Master Trust I
                5.300%, 01/09/06...............................       228,150
       600,000 Citibank Credit Card Master Trust I
                6.100%, 05/15/08...............................       649,860
     1,000,000 DaimlerChrysler Auto Trust
                3.850%, 04/06/06...............................     1,011,297
       435,000 Detroit Edison Co. 6.190%, 03/01/13.............       482,280
     1,000,000 Discover Card Master Trust I
                5.300%, 11/16/06...............................     1,014,592
       175,000 First USA Credit Card Master Trust
                5.280%, 09/18/06...............................       175,000
       157,693 PP&L Transition Bond, L.L.C.
                6.830%, 03/25/07...............................       163,330
       723,234 Reliant Energy Transition Bond
                3.840%, 09/15/07...............................       740,338

        FACE                                                     VALUE
       AMOUNT                                                   (NOTE 1)
    -----------------------------------------------------------------------

                 ASSET BACKED--(CONTINUED)
    $     13,699 Residential Asset Securities Corp.
                  5.751%, 03/25/27........................... $      13,708
         500,000 Saxon Asset Securities Trust
                  6.190%, 08/25/22...........................       504,411
         200,000 Standard Credit Card Master Trust I
                  7.250%, 04/07/08...........................       221,110
       1,000,000 WFS Financial Owner Trust
                  5.180%, 03/20/09...........................     1,035,320
                                                              -------------
                                                                 11,758,661
                                                              -------------

                 AUTO PARTS--0.0%
         300,000 Delphi Automotive Systems Corp.
                  7.125%, 05/01/29...........................       306,826
                                                              -------------

                 AUTOMOBILES--1.0%
       2,600,000 DaimlerChrylser North America Holdings Corp.
                  7.750%, 01/18/11...........................     2,973,251
         600,000 DaimlerChrysler North America Holdings Corp.
                  6.400%, 05/15/06...........................       645,137
         350,000 DaimlerChrysler North America Holdings Corp.
                  8.000%, 06/15/10...........................       401,434
         400,000 Ford Motor Co. 7.250%, 10/01/08 (c).........       430,475
         250,000 Ford Motor Co. 6.500%, 08/01/18.............       241,277
         500,000 Ford Motor Co. 6.375%, 02/01/29.............       443,859
       1,632,000 General Motors Corp. 6.750%, 05/01/28.......     1,580,361
                                                              -------------
                                                                  6,715,794
                                                              -------------

                 BANKS--1.4%
         230,000 ABN-AMRO Bank NV (New York Branch)
                  7.750%, 05/15/23...........................       266,084
         500,000 ABN-AMRO Bank NV (New York Branch)
                  7.125%, 10/15/93...........................       552,081
         500,000 Bank of America Corp. 5.250%, 02/01/07......       534,622
         150,000 Bank of America Corp. 7.800%, 02/15/10......       177,959
       1,000,000 Bank of America Corp. 4.750%, 08/15/13......       980,045
       1,000,000 Bank of America Corp. 5.125%, 11/15/14......       996,808
         250,000 Bank One Corp. 7.625%, 08/01/05.............       271,915
       1,500,000 Bank One Corp. 7.600%, 05/01/07.............     1,712,549
         500,000 Bank One NA Illinois 5.500%, 03/26/07.......       538,321
         800,000 Bank One Texas NA 6.250%, 02/15/08..........       881,249
       1,000,000 MBNA America Bank National
                  7.125%, 11/15/12...........................     1,141,993
         300,000 Wells Fargo & Co. 5.900%, 05/21/06..........       323,975
         500,000 Wells Fargo & Co. 5.125%, 02/15/07..........       533,197
         500,000 Wells Fargo & Co. 5.125%, 09/01/12..........       511,271
                                                              -------------
                                                                  9,422,069
                                                              -------------

                 BUILDING & CONSTRUCTION--0.1%
         500,000 Centex Corp. 7.500%, 01/15/12...............       577,141
                                                              -------------

                 CHEMICALS--0.5%
       2,000,000 Chevron Phillips Chemical Co., L.L.C.
                  5.375%, 06/15/07...........................     2,131,661
         300,000 E. I. du Pont de Nemours
                  6.875%, 10/15/09...........................       348,926

 See accompanying notes to statement of investments and financial statements.

                                    MSF-44

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


        FACE                                                     VALUE
       AMOUNT                                                   (NOTE 1)
    -----------------------------------------------------------------------

                 CHEMICALS--(CONTINUED)
    $    500,000 Praxair, Inc. 6.625%, 10/15/07.............. $     557,274
         300,000 Rohm & Haas Co. 7.400%, 07/15/09............       350,766
                                                              -------------
                                                                  3,388,627
                                                              -------------

                 COLLATERALIZED MORTGAGE OBLIGATIONS--2.5%
         800,000 Bear Stearns Commercial Mortgage Securities,
                  Inc. 7.080%, 06/15/09......................       915,293
         200,000 Bear Stearns Commercial Mortgage Securities,
                  Inc. 7.780%, 02/15/32......................       236,767
       1,000,000 Bear Stearns Commercial Mortgage Securities,
                  Inc. 8.134%, 02/15/32 (d)..................     1,186,567
         500,000 Bear Stearns Commercial Mortgage Securities,
                  Inc. 5.610%, 11/15/33......................       535,921
         500,000 Bear Stearns Commercial Mortgage Securities
                  Inc. 6.480%, 02/15/35,.....................       561,410
         250,000 Chase Commercial Mortgage Securities Corp.
                  6.390%, 11/18/30...........................       277,603
         500,000 First Union Commercial Mortgage Trust
                  6.070%, 10/15/35...........................       548,854
         450,000 First Union Lehman Brothers Bank of America
                  Commercial Mortgage Trust
                  6.560%, 11/18/35...........................       501,602
       1,000,000 J.P. Morgan Chase Commercial Mortgage
                  Securities 6.044%, 11/15/35................     1,093,328
       1,449,743 J.P. Morgan Chase Commercial Mortgage
                  Securities 4.275%, 01/12/37................     1,466,134
       2,000,000 LB-UBS Commercial Mortgage Trust
                  6.653%, 11/15/27...........................     2,261,814
         500,000 LB-UBS Commercial Mortgage Trust
                  6.462%, 03/15/31...........................       560,215
         250,000 Lehman Brothers Commercial Conduit Mortgage
                  Trust 6.210%, 10/15/35.....................       275,012
       1,000,000 Morgan Stanley Capital I, Inc.
                  6.550%, 03/15/30...........................     1,107,147
       1,000,000 Morgan Stanley Capital I, Inc.
                  6.540%, 07/15/30...........................     1,113,255
         700,000 Morgan Stanley Dean Witter Capital I Trust
                  7.200%, 10/15/33...........................       810,510
         500,000 Morgan Stanley Dean Witter Capital I Trust
                  4.800%, 09/15/37...........................       512,385
       1,000,000 Salomon Brothers Commercial Mortgage Trust
                  6.428%, 12/18/35...........................     1,111,156
         500,000 Salomon Brothers Commercial Mortgage Trust
                  5.045%, 03/18/36...........................       507,529
         400,000 Structured Asset Securities Corp.
                  6.950%, 10/12/34...........................       440,637
       1,000,000 Trizechahn Office Properties Trust (144A)
                  6.211%, 03/15/13...........................     1,086,256
                                                              -------------
                                                                 17,109,395
                                                              -------------

                 COMPUTERS & BUSINESS EQUIPMENT--0.3%
       1,000,000 International Business Machines Corp.
                  7.500%, 06/15/13...........................     1,203,855

          FACE                                                  VALUE
         AMOUNT                                                (NOTE 1)
      --------------------------------------------------------------------

                   COMPUTERS & BUSINESS EQUIPMENT--(CONTINUED)
      $    425,000 International Business Machines Corp.
                    8.375%, 11/01/19........................ $     556,062
                                                             -------------
                                                                 1,759,917
                                                             -------------

                   CONGLOMERATES--0.2%
           930,000 General Electric Co. 5.000%, 02/01/13....       941,272
           300,000 Honeywell International, Inc.
                    7.500%, 03/01/10 (c)....................       352,672
                                                             -------------
                                                                 1,293,944
                                                             -------------

                   CONSTRUCTION MATERIALS--0.0%
           250,000 Caterpillar, Inc. 7.250%, 09/15/09.......       291,806
                                                             -------------

                   COSMETICS & PERSONAL CARE--0.2%
           400,000 Procter & Gamble Co. 6.600%, 12/15/04....       419,852
           850,000 Procter & Gamble Co. 6.875%, 09/15/09 (c)       980,222
           200,000 Procter & Gamble Co. 6.450%, 01/15/26....       220,501
                                                             -------------
                                                                 1,620,575
                                                             -------------

                   DRUGS & HEATH CARE--0.4%
           300,000 Abbott Laboratories 5.625%, 07/01/06.....       322,547
           400,000 Anthem, Inc. 6.800%, 08/01/12............       450,830
           500,000 Bristol-Myers Squibb Co. 4.750%, 10/01/06       526,906
           970,000 Bristol-Myers Squibb Co. (144A)
                    5.250%, 08/15/13........................     1,000,781
           250,000 Johnson & Johnson 6.950%, 09/01/29.......       294,415
           300,000 Merck & Co., Inc. 5.950%, 12/01/28.......       311,037
                                                             -------------
                                                                 2,906,516
                                                             -------------

                   ELECTRICAL UTILITIES--1.5%
           235,000 Commonwealth Edison Co.
                    6.400%, 10/15/05........................       251,813
           150,000 Consolidated Edison Co. of New York, Inc.
                    6.450%, 12/01/07........................       167,420
         1,000,000 Consolidated Edison Co. of New York, Inc.
                    7.500%, 09/01/10........................     1,192,054
         1,445,000 Dominion Resources, Inc. 7.625%, 07/15/05     1,564,273
           300,000 Dominion Resources, Inc. 8.125%, 06/15/10       360,908
           500,000 Duke Energy Co. 6.250%, 01/15/12.........       540,498
           300,000 Exelon Generation Co., L.L.C.
                    6.950%, 06/15/11........................       334,783
         1,081,000 K N Energy, Inc. 6.650%, 03/01/05........     1,138,838
           226,829 Niagara Mohawk Power Corp.
                    7.625%, 10/01/05........................       246,682
           950,000 Oncor Electric Delivery Co.
                    7.000%, 05/01/32........................     1,050,462
           500,000 Progress Energy, Inc. 7.000%, 10/30/31...       539,928
           500,000 PSE&G Power, L.L.C. 7.750%, 04/15/11.....       585,974
         1,000,000 PSE&G Power, L.L.C. 8.625%, 04/15/31.....     1,288,001
           600,000 Puget Sound Energy, Inc. 7.960%, 02/22/10       699,350
           400,000 Virginia Electric & Power Co.
                    5.375%, 02/01/07........................       426,360
                                                             -------------
                                                                10,387,344
                                                             -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-45

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)

              FACE                                         VALUE
             AMOUNT                                       (NOTE 1)
          -----------------------------------------------------------

                       ENVIRONMENTAL CONTROL--0.2%
          $  1,265,000 USA Waste Services, Inc.
                        7.000%, 07/15/28............... $   1,353,031
                                                        -------------

                       FEDERAL AGENCIES--45.6%
             1,000,000 Federal Farm Credit Bank
                        5.750%, 01/18/11...............     1,091,042
             3,800,000 Federal Home Loan Bank
                        3.875%, 12/15/04...............     3,890,820
             5,000,000 Federal Home Loan Bank
                        6.500%, 11/15/05 (c)...........     5,407,049
             2,500,000 Federal Home Loan Bank
                        4.125%, 11/15/06...............     2,600,150
             1,070,000 Federal Home Loan Bank
                        7.250%, 02/15/07...............     1,210,395
             1,500,000 Federal Home Loan Bank
                        4.250%, 11/13/09...............     1,526,295
             1,000,000 Federal Home Loan Bank
                        3.875%, 02/12/10...............       991,680
             1,500,000 Federal Home Loan Bank
                        3.875%, 06/14/13 (c)...........     1,413,735
             6,904,178 Federal Home Loan Bank
                        4.500%, 10/01/18...............     6,911,390
             6,000,000 Federal Home Loan Mortgage Corp.
                        1.875%, 01/15/05...............     6,028,200
             7,000,000 Federal Home Loan Mortgage Corp.
                        1.750%, 05/15/05...............     7,016,170
             4,000,000 Federal Home Loan Mortgage Corp.
                        2.875%, 09/15/05...............     4,069,840
             6,500,000 Federal Home Loan Mortgage Corp.
                        3.500%, 09/15/07...............     6,608,420
             2,875,000 Federal Home Loan Mortgage Corp.
                        7.000%, 03/15/10...............     3,348,397
               122,430 Federal Home Loan Mortgage Corp.
                        7.000%, 06/01/11...............       130,006
               135,478 Federal Home Loan Mortgage Corp.
                        7.000%, 12/01/15...............       143,777
               292,757 Federal Home Loan Mortgage Corp.
                        7.500%, 03/01/16...............       312,830
               335,263 Federal Home Loan Mortgage Corp.
                        6.000%, 04/01/16...............       351,538
             3,444,839 Federal Home Loan Mortgage Corp.
                        6.000%, 05/01/17...............     3,612,679
             2,563,673 Federal Home Loan Mortgage Corp.
                        5.500%, 11/01/17...............     2,660,342
            14,175,402 Federal Home Loan Mortgage Corp.
                        5.000%, 05/01/18...............    14,470,460
             3,935,202 Federal Home Loan Mortgage Corp.
                        4.500%, 09/01/18...............     3,943,894
               203,749 Federal Home Loan Mortgage Corp.
                        7.500%, 08/01/24...............       219,419
                40,437 Federal Home Loan Mortgage Corp.
                        7.500%, 11/01/24...............        43,547
                50,367 Federal Home Loan Mortgage Corp.
                        7.500%, 10/01/26...............        54,241
                54,454 Federal Home Loan Mortgage Corp.
                        8.000%, 02/01/27...............        58,738

              FACE                                         VALUE
             AMOUNT                                       (NOTE 1)
          -----------------------------------------------------------

                       FEDERAL AGENCIES--(CONTINUED)
          $    180,219 Federal Home Loan Mortgage Corp.
                        7.500%, 10/01/27............... $     192,803
                33,170 Federal Home Loan Mortgage Corp.
                        7.000%, 12/01/27...............        35,073
               107,171 Federal Home Loan Mortgage Corp.
                        8.000%, 10/01/28...............       115,602
               294,225 Federal Home Loan Mortgage Corp.
                        6.000%, 11/01/28...............       304,687
                79,865 Federal Home Loan Mortgage Corp.
                        7.000%, 11/01/28...............        84,405
               179,447 Federal Home Loan Mortgage Corp.
                        6.000%, 12/01/28...............       185,827
               343,769 Federal Home Loan Mortgage Corp.
                        6.000%, 02/01/29...............       355,803
               225,405 Federal Home Loan Mortgage Corp.
                        6.000%, 04/01/29...............       233,296
                72,785 Federal Home Loan Mortgage Corp.
                        7.000%, 04/01/29...............        76,880
                82,412 Federal Home Loan Mortgage Corp.
                        6.000%, 05/01/29...............        85,297
                49,069 Federal Home Loan Mortgage Corp.
                        7.000%, 05/01/29...............        51,829
               124,856 Federal Home Loan Mortgage Corp.
                        7.000%, 06/01/29...............       131,880
               302,212 Federal Home Loan Mortgage Corp.
                        7.000%, 07/01/29...............       319,212
               110,791 Federal Home Loan Mortgage Corp.
                        6.500%, 10/01/29...............       115,979
               297,563 Federal Home Loan Mortgage Corp.
                        7.500%, 10/01/29...............       318,233
               131,489 Federal Home Loan Mortgage Corp.
                        6.500%, 02/01/30...............       137,647
               230,442 Federal Home Loan Mortgage Corp.
                        7.500%, 05/01/30...............       246,376
               839,803 Federal Home Loan Mortgage Corp.
                        7.000%, 01/01/31...............       887,159
               965,000 Federal Home Loan Mortgage Corp.
                        6.750%, 03/15/31...............     1,114,170
               132,578 Federal Home Loan Mortgage Corp.
                        6.000%, 06/01/31...............       137,140
                34,590 Federal Home Loan Mortgage Corp.
                        6.000%, 07/01/31...............        35,780
             1,102,430 Federal Home Loan Mortgage Corp.
                        6.000%, 08/01/31...............     1,140,362
               373,239 Federal Home Loan Mortgage Corp.
                        6.500%, 08/01/31...............       390,611
             1,136,787 Federal Home Loan Mortgage Corp.
                        6.000%, 09/01/31...............     1,175,901
               193,977 Federal Home Loan Mortgage Corp.
                        6.500%, 10/01/31...............       203,006
               771,606 Federal Home Loan Mortgage Corp.
                        6.500%, 11/01/31...............       807,522
               816,513 Federal Home Loan Mortgage Corp.
                        7.000%, 12/01/31...............       862,556
             6,361,969 Federal Home Loan Mortgage Corp.
                        6.500%, 03/01/32...............     6,660,231

 See accompanying notes to statement of investments and financial statements.

                                    MSF-46

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


            FACE                                              VALUE
           AMOUNT                                            (NOTE 1)
        ----------------------------------------------------------------

                     FEDERAL AGENCIES--(CONTINUED)
        $  3,081,990 Federal Home Loan Mortgage Corp.
                      6.000%, 04/01/32.................... $   3,189,001
           7,316,851 Federal Home Loan Mortgage Corp.
                      6.500%, 04/01/32....................     7,659,880
           1,000,000 Federal Home Loan Mortgage Corp.
                      6.250%, 07/15/32 (c)................     1,087,210
             789,094 Federal Home Loan Mortgage Corp.
                      6.000%, 11/01/32....................       816,492
           3,487,147 Federal Home Loan Mortgage Corp.
                      5.000%, 10/01/33....................     3,443,878
           3,850,000 Federal National Mortgage Association
                      7.000%, 07/15/05 (c)................     4,158,809
           5,500,000 Federal National Mortgage Association
                      4.750%, 01/02/07....................     5,800,960
           3,025,000 Federal National Mortgage Association
                      3.250%, 08/15/08 (c)................     2,997,140
             950,000 Federal National Mortgage Association
                      5.500%, 03/15/11....................     1,023,758
           4,500,000 Federal National Mortgage Association
                      5.375%, 11/15/11 (c)................     4,789,485
             138,075 Federal National Mortgage Association
                      7.000%, 04/01/12....................       147,171
           5,200,000 Federal National Mortgage Association
                      4.375%, 09/15/12 (c)................     5,138,328
              96,238 Federal National Mortgage Association
                      6.500%, 01/01/13....................       102,040
               5,714 Federal National Mortgage Association
                      6.500%, 04/01/13....................         6,059
             291,539 Federal National Mortgage Association
                      6.500%, 06/01/13....................       309,113
               6,782 Federal National Mortgage Association
                      6.500%, 07/01/13....................         7,190
           1,909,491 Federal National Mortgage Association
                      6.000%, 10/01/13....................     2,008,416
             130,143 Federal National Mortgage Association
                      7.000%, 02/01/14....................       138,716
             384,448 Federal National Mortgage Association
                      6.000%, 03/01/14....................       404,160
              58,033 Federal National Mortgage Association
                      6.000%, 06/01/14....................        61,009
             141,248 Federal National Mortgage Association
                      6.500%, 06/01/14....................       149,629
             316,388 Federal National Mortgage Association
                      6.000%, 07/01/14....................       332,611
             116,303 Federal National Mortgage Association
                      6.000%, 09/01/14....................       122,267
             124,524 Federal National Mortgage Association
                      7.500%, 08/01/15....................       132,482
          12,087,198 Federal National Mortgage Association
                      6.500%, 04/01/17....................    12,806,230
           3,055,277 Federal National Mortgage Association
                      6.000%, 09/01/17....................     3,206,382
           3,005,127 Federal National Mortgage Association
                      5.500%, 11/01/17....................     3,118,435
           1,362,241 Federal National Mortgage Association
                      5.500%, 02/01/18....................     1,414,122

            FACE                                              VALUE
           AMOUNT                                            (NOTE 1)
        ----------------------------------------------------------------

                     FEDERAL AGENCIES--(CONTINUED)
        $  8,784,496 Federal National Mortgage Association
                      4.500%, 07/01/18.................... $   8,812,060
             385,533 Federal National Mortgage Association
                      7.000%, 10/01/21....................       407,866
           2,912,489 Federal National Mortgage Association
                      5.500%, 07/01/23....................     2,979,213
              94,821 Federal National Mortgage Association
                      7.500%, 09/01/25....................       101,661
               6,039 Federal National Mortgage Association
                      7.000%, 06/01/26....................         6,402
              94,648 Federal National Mortgage Association
                      7.500%, 06/01/26....................       101,319
               4,212 Federal National Mortgage Association
                      8.000%, 10/01/26....................         4,546
               9,764 Federal National Mortgage Association
                      7.500%, 09/01/27....................        10,426
               5,599 Federal National Mortgage Association
                      7.500%, 11/01/27....................         5,978
               3,424 Federal National Mortgage Association
                      7.500%, 12/01/27....................         3,656
              89,284 Federal National Mortgage Association
                      7.500%, 03/01/28....................        95,316
           1,614,320 Federal National Mortgage Association
                      6.500%, 05/01/28....................     1,688,317
             171,928 Federal National Mortgage Association
                      7.000%, 06/01/28....................       181,846
             228,655 Federal National Mortgage Association
                      6.000%, 08/01/28....................       236,790
               1,341 Federal National Mortgage Association
                      7.500%, 08/01/28....................         1,431
              46,133 Federal National Mortgage Association
                      6.000%, 11/01/28....................        47,775
              33,097 Federal National Mortgage Association
                      6.000%, 12/01/28....................        34,274
           2,696,501 Federal National Mortgage Association
                      6.500%, 12/01/28....................     2,820,103
             136,462 Federal National Mortgage Association
                      6.500%, 03/01/29....................       142,729
             851,054 Federal National Mortgage Association
                      6.500%, 04/01/29....................       890,134
              68,728 Federal National Mortgage Association
                      6.500%, 05/01/29....................        71,884
           1,650,000 Federal National Mortgage Association
                      6.250%, 05/15/29 (c)................     1,786,669
             242,563 Federal National Mortgage Association
                      7.500%, 07/01/29....................       258,990
              24,885 Federal National Mortgage Association
                      6.500%, 08/01/29....................        26,028
             282,071 Federal National Mortgage Association
                      7.000%, 09/01/29....................       298,367
             254,175 Federal National Mortgage Association
                      7.000%, 10/01/29....................       268,859
              99,488 Federal National Mortgage Association
                      7.500%, 10/01/29....................       106,205
               3,977 Federal National Mortgage Association
                      8.000%, 11/01/29....................         4,280

 See accompanying notes to statement of investments and financial statements.

                                    MSF-47

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


            FACE                                              VALUE
           AMOUNT                                            (NOTE 1)
        ----------------------------------------------------------------

                     FEDERAL AGENCIES--(CONTINUED)
        $      7,871 Federal National Mortgage Association
                      7.000%, 12/01/29.................... $       8,326
             846,021 Federal National Mortgage Association
                      6.500%, 05/01/30....................       884,870
              82,447 Federal National Mortgage Association
                      8.000%, 05/01/30....................        88,661
           2,675,000 Federal National Mortgage Association
                      7.250%, 05/15/30 (c)................     3,265,587
              80,185 Federal National Mortgage Association
                      7.500%, 07/01/30....................        85,568
             115,072 Federal National Mortgage Association
                      8.000%, 11/01/30....................       123,747
              81,368 Federal National Mortgage Association
                      8.000%, 01/01/31....................        87,502
             162,652 Federal National Mortgage Association
                      8.000%, 02/01/31....................       174,912
             838,565 Federal National Mortgage Association
                      6.000%, 06/01/31....................       867,379
             585,741 Federal National Mortgage Association
                      6.500%, 09/01/31....................       612,458
           3,083,008 Federal National Mortgage Association
                      7.000%, 01/01/32....................     3,259,882
             167,238 Federal National Mortgage Association
                      6.500%, 02/01/32....................       176,638
             479,886 Federal National Mortgage Association
                      7.000%, 04/01/32....................       507,511
           1,486,274 Federal National Mortgage Association
                      6.500%, 06/01/32....................     1,554,500
           2,256,501 Federal National Mortgage Association
                      7.000%, 06/01/32....................     2,386,401
           3,642,687 Federal National Mortgage Association
                      6.000%, 09/01/32....................     3,768,787
           2,081,101 Federal National Mortgage Association
                      5.500%, 10/01/32....................     2,112,431
           1,513,707 Federal National Mortgage Association
                      6.000%, 01/01/33....................     1,566,107
           4,806,563 Federal National Mortgage Association
                      5.500%, 02/01/33....................     4,879,381
           2,412,090 Federal National Mortgage Association
                      6.000%, 02/01/33....................     2,496,741
           7,379,299 Federal National Mortgage Association
                      5.500%, 03/01/33....................     7,491,094
           4,743,185 Federal National Mortgage Association
                      6.000%, 03/01/33....................     4,909,646
           5,961,213 Federal National Mortgage Association
                      6.000%, 04/01/33....................     6,170,422
          14,514,966 Federal National Mortgage Association
                      5.500%, 05/01/33....................    14,734,865
           8,142,070 Federal National Mortgage Association
                      6.000%, 05/01/33....................     8,427,816
           3,864,843 Federal National Mortgage Association
                      5.000%, 07/01/33....................     3,831,617
           4,963,338 Federal National Mortgage Association
                      5.000%, 08/01/33....................     4,920,669
           9,377,159 Federal National Mortgage Association
                      5.500%, 08/01/33....................     9,519,220

          FACE                                                 VALUE
         AMOUNT                                               (NOTE 1)
      -------------------------------------------------------------------

                   FEDERAL AGENCIES--(CONTINUED)
      $  4,199,067 Federal National Mortgage Association
                    5.000%, 09/01/33....................... $   4,157,462
         6,155,716 Federal National Mortgage Association
                    6.500%, 09/01/33.......................     6,444,099
        13,889,140 Federal National Mortgage Association
                    5.000%, 10/01/33.......................    13,766,245
         1,988,387 Federal National Mortgage Association
                    5.500%, 10/01/33.......................     2,015,289
         2,812,683 Federal National Mortgage Association
                    6.500%, 10/01/33.......................     2,944,452
           300,000 Federal National Mortgage Association
                    6.210%, 08/06/38 (c)...................       323,127
            18,117 Government National Mortgage Association
                    8.000%, 09/15/16.......................        19,954
            25,351 Government National Mortgage Association
                    6.500%, 05/15/23.......................        27,015
           153,517 Government National Mortgage Association
                    9.000%, 11/15/24.......................       169,677
            34,792 Government National Mortgage Association
                    8.000%, 08/15/26.......................        37,938
            42,202 Government National Mortgage Association
                    8.000%, 09/15/26.......................        46,018
           581,828 Government National Mortgage Association
                    6.500%, 02/15/27.......................       616,791
             1,248 Government National Mortgage Association
                    7.000%, 04/15/27.......................         1,336
            34,006 Government National Mortgage Association
                    8.000%, 04/15/27.......................        36,872
            33,711 Government National Mortgage Association
                    8.000%, 05/15/27.......................        36,552
           145,296 Government National Mortgage Association
                    7.000%, 01/15/28.......................       155,014
            68,814 Government National Mortgage Association
                    7.500%, 02/20/28.......................        73,617
           105,485 Government National Mortgage Association
                    7.000%, 04/15/28.......................       112,540
           117,380 Government National Mortgage Association
                    7.000%, 05/15/28.......................       125,231
           137,489 Government National Mortgage Association
                    7.000%, 06/15/28.......................       146,684
           166,467 Government National Mortgage Association
                    6.500%, 07/15/28.......................       175,807
           214,359 Government National Mortgage Association
                    6.500%, 08/15/28.......................       226,386
            82,674 Government National Mortgage Association
                    7.000%, 10/15/28.......................        88,204
           175,061 Government National Mortgage Association
                    6.500%, 11/15/28.......................       184,884
            33,654 Government National Mortgage Association
                    6.500%, 12/15/28.......................        35,542
           134,817 Government National Mortgage Association
                    6.000%, 01/15/29.......................       140,440
            62,792 Government National Mortgage Association
                    7.000%, 06/15/29.......................        66,909
           133,910 Government National Mortgage Association
                    8.000%, 06/15/29.......................       145,012

 See accompanying notes to statement of investments and financial statements.

                                    MSF-48

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


          FACE                                                 VALUE
         AMOUNT                                               (NOTE 1)
      -------------------------------------------------------------------

                   FEDERAL AGENCIES--(CONTINUED)
      $     82,525 Government National Mortgage Association
                    6.500%, 07/15/29....................... $      87,114
            83,994 Government National Mortgage Association
                    7.500%, 08/15/29.......................        89,930
           125,175 Government National Mortgage Association
                    7.000%, 09/15/29.......................       133,381
           120,881 Government National Mortgage Association
                    7.500%, 04/15/30.......................       129,433
            28,646 Government National Mortgage Association
                    7.000%, 01/15/31.......................        30,481
           174,075 Government National Mortgage Association
                    7.000%, 03/15/31.......................       185,225
           710,115 Government National Mortgage Association
                    6.500%, 06/20/31.......................       747,023
         1,406,350 Government National Mortgage Association
                    7.000%, 08/15/31.......................     1,496,436
         1,542,285 Government National Mortgage Association
                    7.000%, 02/15/32.......................     1,641,091
         1,639,000 Government National Mortgage Association
                    6.500%, 07/15/32.......................     1,729,264
           905,300 Government National Mortgage Association
                    7.000%, 07/15/32.......................       963,297
         4,862,804 Government National Mortgage Association
                    6.000%, 01/15/33.......................     5,063,567
         1,000,000 Tennessee Valley Authority
                    6.000%, 03/15/13.......................     1,103,750
                                                            -------------
                                                              315,116,245
                                                            -------------

                   FINANCE & BANKING--4.8%
           150,000 Allstate Corp. 6.900%, 05/15/38 (c).....       168,771
         1,000,000 American General Finance Corp.
                    5.375%, 10/01/12.......................     1,030,307
           600,000 Associates Corp. North America
                    6.250%, 11/01/08.......................       666,078
         1,700,000 Associates Corp. North America
                    6.950%, 11/01/18.......................     1,965,847
           500,000 AXA Financial, Inc. 7.750%, 08/01/10 (c)       590,334
           300,000 Bank of America Corp. 7.400%, 01/15/11..       351,332
           750,000 BellSouth Capital Funding Corp.
                    7.750%, 02/15/10.......................       879,159
           550,000 Boeing Capital Corp. 5.650%, 05/15/06...       586,407
           200,000 Capital One Bank 6.700%, 05/15/08.......       219,545
           151,000 Chase Manhattan Corp. 7.125%, 02/01/07..       169,370
           350,000 Chubb Corp. 6.000%, 11/15/11............       380,517
           400,000 CIT Group, Inc. 7.750%, 04/02/12 (c)....       472,021
           500,000 Countrywide Funding Corp.
                    5.625%, 05/15/07.......................       538,002
           250,000 Equitable Cos., Inc. 6.500%, 04/01/08...       277,206
           200,000 First Industrial, L.P. 6.875%, 04/15/12.       219,301
         3,750,000 Wachovia Corp. 7.550%, 08/18/05.........     4,083,849
           500,000 Fleet National Bank 5.750%, 01/15/09....       541,612
           250,000 FleetBoston Financial Corp.
                    7.250%, 09/15/05.......................       271,922
           500,000 FleetBoston Financial Corp.
                    4.875%, 12/01/06.......................       529,503

        FACE                                                     VALUE
       AMOUNT                                                   (NOTE 1)
    -----------------------------------------------------------------------

                 FINANCE & BANKING--(CONTINUED)
    $  1,200,000 Ford Motor Credit Co. 6.500%, 01/25/07...... $   1,278,354
       1,000,000 Ford Motor Credit Co. 7.750%, 02/15/07......     1,095,839
       1,000,000 Ford Motor Credit Co. 7.375%, 10/28/09......     1,096,075
         300,000 Ford Motor Credit Co. 7.375%, 02/01/11......       325,966
         400,000 General Electric Capital Corp.
                  5.375%, 03/15/07 (c).......................       429,750
       1,000,000 General Electric Capital Corp.
                  6.000%, 06/15/12...........................     1,083,801
         200,000 General Electric Capital Corp.
                  6.750%, 03/15/32...........................       221,663
         100,000 General Electric Capital Corp.
                  7.500%, 08/21/35...........................       121,104
       1,000,000 General Motors Acceptance Corp.
                  7.500%, 07/15/05...........................     1,074,650
       1,000,000 General Motors Acceptance Corp.
                  6.750%, 01/15/06...........................     1,072,488
         600,000 General Motors Acceptance Corp.
                  6.125%, 02/01/07...........................       642,283
         250,000 General Motors Acceptance Corp.
                  5.850%, 01/14/09...........................       266,712
         600,000 General Motors Acceptance Corp.
                  7.750%, 01/19/10...........................       676,439
         300,000 General Motors Acceptance Corp.
                  7.250%, 03/02/11...........................       329,555
       1,500,000 Heller Financial, Inc. 6.375%, 03/15/06.....     1,629,210
         350,000 Heller Financial, Inc. 7.375%, 11/01/09.....       409,969
         350,000 Household Finance Corp. 8.000%, 05/09/05....       378,978
         500,000 Household Finance Corp. 5.750%, 01/30/07....       539,610
         300,000 Household Finance Corp. 8.000%, 07/15/10....       358,658
         100,000 Household Finance Corp. 7.000%, 05/15/12....       114,103
         500,000 KFW International Finance, Inc.
                  4.750%, 01/24/07...........................       530,774
       1,000,000 KFW International Finance, Inc.
                  8.000%, 02/15/10...........................     1,219,681
         250,000 Mellon Funding Corp. 6.400%, 05/14/11.......       280,279
       1,000,000 National Rural Utilities Cooperative Finance
                  Corp. 6.200%, 02/01/08.....................     1,098,800
         300,000 National Rural Utilities Cooperative Finance
                  Corp. 8.000%, 03/01/32.....................       372,304
         500,000 Southern Co. Capital Funding
                  5.300%, 02/01/07...........................       529,589
         350,000 Speiker Properties, L.P. 7.350%, 12/01/17...       394,382
         500,000 SunTrust Bank (Atlanta) 7.250%, 09/15/06....       559,573
          17,843 Vanderbilt Mortgage & Finance, Inc.
                  6.120%, 02/07/15...........................        17,853
          41,544 Vanderbilt Mortgage & Finance, Inc.
                  6.080%, 12/07/15...........................        42,735
         500,000 Wachovia Corp. 4.950%, 11/01/06.............       530,262
         500,000 Washington Mutual, Inc. 5.625%, 01/15/07....       537,605
                                                              -------------
                                                                 33,200,127
                                                              -------------

                 FINANCIAL SERVICES--0.6%
         300,000 Bell Atlantic Financial Services, Inc.
                  7.600%, 03/15/07...........................       340,269
       2,000,000 Citigroup, Inc. 5.750%, 05/10/06............     2,150,998

 See accompanying notes to statement of investments and financial statements.

                                    MSF-49

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


         FACE                                                    VALUE
        AMOUNT                                                  (NOTE 1)
     ----------------------------------------------------------------------

                  FINANCIAL SERVICES--(CONTINUED)
     $    500,000 Citigroup, Inc. 3.500%, 02/01/08........... $     501,561
          750,000 Citigroup, Inc. 6.200%, 03/15/09...........       832,488
          250,000 Wells Fargo Financial, Inc.
                   7.000%, 11/01/05..........................       272,038
                                                              -------------
                                                                  4,097,354
                                                              -------------

                  FOOD & BEVERAGES--1.0%
          500,000 Anheuser-Busch Cos., Inc. 7.500%, 03/15/12.       598,769
          200,000 Archer-Daniels-Midland Co.
                   8.875%, 04/15/11..........................       253,227
          400,000 Campbell Soup Co. 5.500%, 03/15/07.........       430,887
          300,000 Coca-Cola Enterprises, Inc.
                   6.950%, 11/15/26..........................       341,625
          500,000 ConAgra Foods, Inc. 6.000%, 09/15/06.......       539,963
          300,000 Fred Meye, Inc. 7.450%, 03/01/08...........       342,307
          400,000 General Mills, Inc. 5.125%, 02/15/07.......       424,578
        2,000,000 General Mills, Inc. 6.000%, 02/15/12.......     2,139,886
          900,000 Kraft Foods, Inc. 6.250%, 06/01/12.........       978,859
          300,000 Pepsi Bottling Group, Inc. 7.000%, 03/01/29       342,434
          300,000 Unilever Capital Corp. 7.125%, 11/01/10....       349,060
                                                              -------------
                                                                  6,741,595
                                                              -------------

                  FOREST PRODUCTS & PAPER--0.4%
          500,000 International Paper Co. 8.125%, 07/08/05...       543,298
          250,000 International Paper Co. 6.875%, 04/15/29...       265,336
        1,000,000 MeadWestvaco Corp. 6.850%, 04/01/12........     1,099,380
          500,000 Weyerhaeuser Co. 7.375%, 03/15/32..........       541,642
                                                              -------------
                                                                  2,449,656
                                                              -------------

                  GAS & OIL--0.9%
          600,000 Anadarko Petroleum Corp.
                   5.375%, 03/01/07..........................       635,690
          300,000 Atlantic Richfield Co. 5.900%, 04/15/09....       331,973
          300,000 Conoco, Inc. 6.950%, 04/15/29..............       340,566
        1,900,000 Devon Financing Corp. 6.875%, 09/30/11.....     2,145,442
          750,000 Kinder Morgan Energy Partners, L.P.
                   6.750%, 03/15/11..........................       835,092
          300,000 Occidental Petroleum Corp.
                   7.375%, 11/15/08..........................       347,613
          300,000 Phillips Petroleum Co. 6.375%, 03/30/09 (c)       335,905
          250,000 Texaco Capital, Inc. 6.000%, 06/15/05......       265,434
          300,000 Tosco Corp. 7.625%, 05/15/06...............       334,840
          300,000 Transocean Sedco Forex, Inc.
                   7.500%, 04/15/31..........................       343,047
                                                              -------------
                                                                  5,915,602
                                                              -------------

                  GAS & PIPELINE UTILITIES--0.1%
        1,000,000 Southern California Gas Co.
                   4.800%, 10/01/12 (c)......................       999,010
                                                              -------------

                  INDUSTRIAL MACHINERY--0.0%
          300,000 Deere & Co. 7.850%, 05/15/10...............       357,884
                                                              -------------

          FACE                                                 VALUE
         AMOUNT                                               (NOTE 1)
      -------------------------------------------------------------------

                   INSURANCE--0.3%
      $    250,000 American General Capital II
                    8.500%, 07/01/30....................... $     327,062
           500,000 GE Global Insurance Holding Corp.
                    7.500%, 06/15/10.......................       576,773
           105,000 Hartford Financial Services Group, Inc.
                    6.375%, 11/01/08.......................       115,869
           780,000 Hartford Life, Inc. 7.650%, 06/15/27....       931,729
                                                            -------------
                                                                1,951,433
                                                            -------------

                   INVESTMENT BROKERAGE--1.7%
           500,000 Bear Stearns Co., Inc. 5.700%, 01/15/07.       539,441
           250,000 Bear Stearns Co., Inc. 7.800%, 08/15/07.       288,497
           900,000 Bear Stearns Co., Inc. 5.700%, 11/15/14.       936,726
           250,000 Citigroup, Inc. 7.250%, 10/01/10........       290,832
           300,000 Donaldson Lufkin & Jenrette
                    6.500%, 06/01/08.......................       332,292
           750,000 Goldman Sachs Group, Inc.
                    6.650%, 05/15/09.......................       846,076
         1,000,000 Goldman Sachs Group, Inc.
                    5.700%, 09/01/12.......................     1,049,889
           350,000 J.P. Morgan Chase & Co. 5.350%, 03/01/07       374,701
           500,000 J.P. Morgan Chase & Co. 5.250%, 05/30/07       534,198
           250,000 J.P. Morgan Chase & Co. 6.750%, 02/01/11       282,119
         2,000,000 Lehman Brothers Holdings, Inc.
                    7.750%, 01/15/05.......................     2,128,514
           500,000 Lehman Brothers Holdings, Inc.
                    6.250%, 05/15/06.......................       543,090
           250,000 Merrill Lynch & Co. 6.375%, 10/15/08....       278,194
           200,000 Merrill Lynch & Co. 6.500%, 07/15/18....       220,406
           500,000 Morgan Stanley 6.100%, 04/15/06.........       540,536
         1,500,000 Morgan Stanley 5.800%, 04/01/07.........     1,623,883
           300,000 Morgan Stanley 8.000%, 06/15/10.........       358,754
           340,000 Paine Webber Group, Inc.
                    6.550%, 04/15/08.......................       379,840
                                                            -------------
                                                               11,547,988
                                                            -------------

                   LEISURE--0.1%
           500,000 Carnival Corp. 6.150%, 04/15/08.........       543,427
                                                            -------------

                   MEDIA--1.5%
         1,000,000 AOL Time Warner, Inc. 6.150%, 05/01/07..     1,088,984
           300,000 AOL Time Warner, Inc. 7.625%, 04/15/31..       345,711
           500,000 Belo Corp. 8.000%, 11/01/08.............       588,829
         1,800,000 CBS, Inc. 7.150%, 05/20/05 (c)..........     1,930,739
           600,000 Clear Channel Communications, Inc.
                    6.000%, 11/01/06.......................       648,942
           250,000 Comcast Cable Communications
                    8.375%, 05/01/07.......................       288,209
         1,445,000 Comcast Corp. 5.300%, 01/15/14..........     1,441,270
           250,000 Cox Communications, Inc.
                    7.750%, 11/01/10.......................       294,695
           300,000 News America Holdings, Inc.
                    7.375%, 10/17/08 (c)...................       345,210
           800,000 News America, Inc. 6.625%, 01/09/08 (c).       893,882
           250,000 The Walt Disney Co. 7.300%, 02/08/05....       264,800

 See accompanying notes to statement of investments and financial statements.

                                    MSF-50

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)

         FACE                                                   VALUE
        AMOUNT                                                 (NOTE 1)
     ---------------------------------------------------------------------

                  MEDIA--(CONTINUED)
     $  1,000,000 The Walt Disney Co. 6.750%, 03/30/06...... $   1,090,516
          200,000 The Walt Disney Co. 6.375%, 03/01/12......       219,883
          250,000 Time Warner Entertainment Co., L.P.
                   7.250%, 09/01/08.........................       285,667
          418,000 Time Warner, Inc. 9.125%, 01/15/13........       527,747
                                                             -------------
                                                                10,255,084
                                                             -------------

                  RAILROADS & EQUIPMENT--0.3%
          200,000 CSX Corp. 6.750%, 03/15/11................       223,980
          500,000 CSX Corp. 7.900%, 05/01/17................       606,279
          300,000 Union Pacific Corp. 7.600%, 05/01/05......       321,621
        1,000,000 Union Pacific Corp. 6.400%, 02/01/06......     1,078,113
                                                             -------------
                                                                 2,229,993
                                                             -------------

                  REAL ESTATE--0.4%
        1,000,000 EOP Operating, L.P. 8.375%, 03/15/06......     1,123,038
        1,500,000 EOP Operating, L.P. 5.875%, 01/15/13 (c)..     1,567,517
                                                             -------------
                                                                 2,690,555
                                                             -------------

                  RETAIL--0.5%
          225,000 Albertsons, Inc. 6.625%, 06/01/28.........       225,659
          400,000 Costco Wholesale Corp.
                   5.500%, 03/15/07 (c).....................       429,294
          225,000 Federated Department Stores, Inc.
                   6.300%, 04/01/09.........................       248,222
        1,000,000 Lowe's Cos., Inc. 6.875%, 02/15/28........     1,124,238
          197,000 McDonald's Corp. 5.950%, 01/15/08 (c).....       215,624
          750,000 Safeway, Inc. 6.150%, 03/01/06............       802,329
          150,000 Target Corp. 7.000%, 07/15/31.............       170,042
          500,000 Wal-Mart Stores, Inc. 6.875%, 08/10/09....       574,627
                                                             -------------
                                                                 3,790,035
                                                             -------------

                  TELECOMMUNICATIONS--1.3%
          500,000 Alltel Corp. 6.800%, 05/01/29.............       530,590
          500,000 Alltel Corp. 7.875%, 07/01/32.............       602,745
          976,000 AT&T Broadband Corp. 8.375%, 03/15/13.....     1,193,640
          500,000 AT&T Corp. 6.500%, 11/15/06 (d)...........       552,444
           45,000 AT&T Corp. 6.000%, 03/15/09...............        48,112
          500,000 AT&T Wireless Services, Inc.
                   8.125%, 05/01/12.........................       586,266
          300,000 AT&T Wireless Services, Inc.
                   8.750%, 03/01/31.........................       367,561
          250,000 BellSouth Capital Funding Corp.
                   7.875%, 02/15/30.........................       304,106
          100,000 Cingular Wireless, L.L.C. 7.125%, 12/15/31       108,934
        1,000,000 Citizens Communications Co.
                   8.500%, 05/15/06.........................     1,094,749
          850,000 Motorola, Inc. 7.625%, 11/15/10...........       981,070
          300,000 SBC Communications, Inc.
                   5.750%, 05/02/06.........................       322,143
          500,000 SBC Communications, Inc.
                   5.875%, 02/01/12.........................       529,354
          400,000 Sprint Capital Corp. 7.625%, 01/30/11.....       448,449

           FACE                                                VALUE
          AMOUNT                                              (NOTE 1)
       ------------------------------------------------------------------

                    TELECOMMUNICATIONS--(CONTINUED)
       $    400,000 Verizon New England, Inc.
                     6.500%, 09/15/11...................... $     441,087
            500,000 Verizon New York, Inc. 7.375%, 04/01/32       552,567
                                                            -------------
                                                                8,663,817
                                                            -------------

                    TRANSPORTATION--0.3%
          1,000,000 Burlington Northern Santa Fe Corp.
                     5.900%, 07/01/12......................     1,075,102
            300,000 CSX Corp. 7.450%, 05/01/07.............       339,265
            350,000 Norfolk Southern Corp. 6.200%, 04/15/09       386,114
            300,000 Norfolk Southern Corp. 7.250%, 02/15/31       338,412
                                                            -------------
                                                                2,138,893
                                                            -------------

                    TRUCKING & FREIGHT FORWARDING--0.0%
            100,000 Fedex Corp. 6.875%, 02/15/06...........       108,217
                                                            -------------

                    U.S. TREASURY--22.0%
          4,000,000 United States Treasury Bonds
                     9.375%, 02/15/06 (c)..................     4,619,480
            270,000 United States Treasury Bonds
                     13.875%, 05/15/11 (c).................       343,062
            385,000 United States Treasury Bonds
                     10.375%, 11/15/12 (c).................       491,037
          1,375,000 United States Treasury Bonds
                     9.250%, 02/15/16 (c)..................     1,973,400
          1,000,000 United States Treasury Bonds
                     8.750%, 05/15/17 (c)..................     1,401,490
            570,000 United States Treasury Bonds
                     8.875%, 08/15/17 (c)..................       807,200
          3,975,000 United States Treasury Bonds
                     8.875%, 02/15/19 (c)..................     5,684,807
          1,895,000 United States Treasury Bonds
                     8.125%, 08/15/19 (c)..................     2,560,656
            315,000 United States Treasury Bonds
                     8.750%, 08/15/20 (c)..................       450,611
          1,200,000 United States Treasury Bonds
                     7.875%, 02/15/21 (c)..................     1,597,224
          4,600,000 United States Treasury Bonds
                     8.125%, 08/15/21 (c)..................     6,275,366
          1,475,000 United States Treasury Bonds
                     8.000%, 11/15/21 (c)..................     1,992,622
          2,000,000 United States Treasury Bonds
                     7.625%, 11/15/22 (c)..................     2,620,220
          2,750,000 United States Treasury Bonds
                     6.250%, 08/15/23 (c)..................     3,135,797
            500,000 United States Treasury Bonds
                     6.750%, 08/15/26 (c)..................       605,020
          1,000,000 United States Treasury Bonds
                     6.500%, 11/15/26 (c)..................     1,176,290
          3,950,000 United States Treasury Bonds
                     6.125%, 11/15/27 (c)..................     4,453,902
          2,420,000 United States Treasury Bonds
                     5.500%, 08/15/28 (c)..................     2,520,527
            250,000 United States Treasury Bonds
                     5.250%, 02/15/29 (c)..................       252,182

 See accompanying notes to statement of investments and financial statements.

                                    MSF-51

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


           FACE                                                VALUE
          AMOUNT                                              (NOTE 1)
       ------------------------------------------------------------------

                    U.S. TREASURY--(CONTINUED)
       $  2,225,000 United States Treasury Bonds
                     5.375%, 02/15/31 (c).................. $   2,320,252
          4,000,000 United States Treasury Notes
                     1.625%, 01/31/05 (c)..................     4,015,400
          1,800,000 United States Treasury Notes
                     6.500%, 05/15/05 (c)..................     1,923,876
          6,700,000 United States Treasury Notes
                     6.500%, 08/15/05......................     7,229,100
          2,000,000 United States Treasury Notes
                     7.000%, 07/15/06 (c)..................     2,240,280
          6,000,000 United States Treasury Notes
                     2.375%, 08/15/06 (c)..................     6,032,346
          7,700,000 United States Treasury Notes
                     2.625%, 11/15/06 (c)..................     7,767,992
          1,900,000 United States Treasury Notes
                     6.250%, 02/15/07 (c)..................     2,117,759
          7,000,000 United States Treasury Notes
                     4.375%, 05/15/07 (c)..................     7,411,950
          3,400,000 United States Treasury Notes
                     3.250%, 08/15/07 (c)..................     3,467,830
          6,500,000 United States Treasury Notes
                     3.000%, 11/15/07 (c)..................     6,555,315
          6,000,000 United States Treasury Notes
                     3.000%, 02/15/08 (c)..................     6,027,900
          1,500,000 United States Treasury Notes
                     5.500%, 02/15/08 (c)..................     1,653,930
          5,580,000 United States Treasury Notes
                     5.625%, 05/15/08 (c)..................     6,180,966
         11,820,000 United States Treasury Notes
                     3.375%, 11/15/08 (c)..................    11,913,732
          1,000,000 United States Treasury Notes
                     4.750%, 11/15/08 (c)..................     1,070,450
          7,800,000 United States Treasury Notes
                     6.000%, 08/15/09 (c)..................     8,835,372
          1,710,000 United States Treasury Notes
                     6.500%, 02/15/10 (c)..................     1,986,986
          4,500,000 United States Treasury Notes
                     5.000%, 02/15/11 (c)..................     4,832,955
          3,500,000 United States Treasury Notes
                     5.000%, 08/15/11 (c)..................     3,745,945
          4,500,000 United States Treasury Notes
                     4.875%, 02/15/12 (c)..................     4,762,440
          3,000,000 United States Treasury Notes
                     4.375%, 08/15/12 (c)..................     3,059,970
          1,950,000 United States Treasury Notes
                     4.250%, 08/15/13 (c)..................     1,952,515
          1,600,000 United States Treasury Notes
                     4.250%, 11/15/13 (c)..................     1,598,272
                                                            -------------
                                                              151,664,426
                                                            -------------

                    YANKEE--5.3%
          1,000,000 Abbey National, Plc. 6.690%, 10/17/05..     1,080,880
            300,000 Apache Finance Canada Corp.
                     7.750%, 12/15/29......................       375,513
          1,850,000 Asian Development Bank 4.875%, 02/05/07     1,972,905

          FACE                                                  VALUE
         AMOUNT                                                (NOTE 1)
      --------------------------------------------------------------------

                   YANKEE--(CONTINUED)
      $    500,000 BP Canada Finance Co. 3.375%, 10/31/07... $     505,527
           300,000 British Telecommunications, Plc.
                    7.875%, 12/15/05 (d)....................       331,112
         1,000,000 British Telecommunications, Plc.
                    8.875%, 12/15/30 (d)....................     1,307,678
           600,000 Burlington Resources Finance Co.
                    5.700%, 03/01/07........................       650,155
           500,000 Burlington Resources Finance Co.
                    6.400%, 08/15/11........................       559,338
           500,000 Conoco Funding Co. 6.350%, 10/15/11......       559,020
         1,000,000 Deutsche Telekom International Finance BV
                    8.250%, 06/15/05 (d)....................     1,087,047
         1,000,000 European Investment Bank
                    4.000%, 08/30/05........................     1,033,830
         1,500,000 Government of Canada 6.750%, 08/28/06....     1,668,858
           500,000 HSBC Holdings, Plc. 7.500%, 07/15/09.....       585,977
           250,000 Hydro-Quebec 7.500%, 04/01/16............       307,410
         1,000,000 Hydro-Quebec 8.400%, 01/15/22............     1,326,047
           700,000 Intermediate American Development Bank
                    5.375%, 11/18/08........................       762,094
           400,000 Intermediate American Development Bank
                    8.875%, 06/01/09........................       502,826
           200,000 Intermediate American Development Bank
                    7.000%, 06/15/25........................       236,606
           500,000 Intermediate American Development Bank
                    6.800%, 10/15/25........................       579,669
         1,000,000 International Bank for Reconstruction &
                    Development 4.375%, 09/28/06............     1,051,122
           535,000 International Bank for Reconstruction &
                    Development 8.875%, 03/01/26............       773,360
         1,000,000 Midland Bank, Plc. 8.625%, 12/15/04......     1,067,892
           350,000 National Australia Bank, Ltd.
                    6.600%, 12/10/07........................       389,931
           300,000 Norsk Hydro A/S
                    6.700%, 01/15/18........................       336,989
         1,350,000 Norsk Hydro A/S
                    6.800%, 01/15/28........................     1,508,353
         1,000,000 Petroleos Mexicanos
                    9.250%, 03/30/18........................     1,160,000
           250,000 Province of Nova Scotia
                    9.250%, 03/01/20........................       356,237
           300,000 Province of Ontario
                    5.500%, 10/01/08........................       325,936
         2,000,000 Province of Ontario
                    5.125%, 07/17/12........................     2,096,059
           350,000 Province of Quebec
                    7.500%, 07/15/23........................       430,189
           500,000 Republic of Italy
                    5.250%, 04/05/06........................       533,043
           300,000 Republic of Italy
                    6.000%, 05/29/08........................       331,680
         3,650,000 Republic of Italy
                    5.625%, 06/15/12........................     3,959,305
           200,000 Republic of Korea
                    8.875%, 04/15/08........................       239,576

 See accompanying notes to statement of investments and financial statements.

                                    MSF-52

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


               FACE                                        VALUE
              AMOUNT                                      (NOTE 1)
           ----------------------------------------------------------

                        YANKEE--(CONTINUED)
           $  1,000,000 Telefonica Europe BV
                         8.250%, 09/15/30.............. $   1,251,533
                500,000 United Mexican States
                         9.875%, 01/15/07 (c)..........       596,250
                500,000 United Mexican States
                         9.875%, 02/01/10..............       630,000
                250,000 United Mexican States
                         8.375%, 01/14/11..............       294,375
              2,200,000 United Mexican States
                         8.000%, 09/24/22..............     2,398,000
              1,150,000 Vodafone Airtouch, Plc.
                         7.750%, 02/15/10..............     1,354,101
                                                        -------------
                                                           36,516,423
                                                        -------------
                        Total Bonds & Notes
                         (Identified Cost $655,711,011)   675,383,721
                                                        -------------

          SHORT TERM INVESTMENTS--1.5%
             FACE                                            VALUE
            AMOUNT                                          (NOTE 1)
          ------------------------------------------------------------

                      DISCOUNT NOTES--1.5%
          $10,600,000 Federal Home Loan Bank
                       0.950%, 01/21/04.................. $ 10,594,406
                                                          ------------
                      Total Short Term Investments
                       (Identified Cost $10,594,406).....   10,594,406
                                                          ------------
                      Total Investments--99.4%
                       (Identified Cost $666,305,417) (a)  685,978,127
                      Other assets less liabilities......    4,337,879
                                                          ------------
                      TOTAL NET ASSETS--100%............. $690,316,006
                                                          ============

 See accompanying notes to statement of investments and financial statements.

                                    MSF-53

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

     ASSETS
       Investments at value.....................             $685,978,127
       Cash.....................................                  437,821
       Collateral for securities loaned.........               95,361,804
       Receivable for:
        Fund shares sold........................                3,182,404
        Accrued interest........................                7,282,775
                                                             ------------
         Total Assets...........................              792,242,931
     LIABILITIES
       Payable for:
        Fund shares redeemed.................... $   286,782
        Securities purchased....................   6,063,649
        Return of collateral for securities
         loaned.................................  95,361,804
       Accrued expenses:
        Management fees.........................     143,172
        Service and distribution fees...........      29,189
        Other expenses..........................      42,329
                                                 -----------
         Total Liabilities......................              101,926,925
                                                             ------------
     NET ASSETS.................................             $690,316,006
                                                             ============
       Net assets consist of:
        Capital paid in.........................             $653,533,457
        Undistributed net investment income.....               22,329,887
        Accumulated net realized gains
         (losses)...............................               (5,220,048)
        Unrealized appreciation (depreciation)
         on investments.........................               19,672,710
                                                             ------------
     NET ASSETS.................................             $690,316,006
                                                             ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($500,629,202 divided by
      45,802,394 shares outstanding)............             $      10.93
                                                             ============
     CLASS B
     Net asset value and redemption price per
      share ($73,937,759 divided by
      6,850,653 shares outstanding).............             $      10.79
                                                             ============
     CLASS E
     Net asset value and redemption price per
      share ($115,749,045 divided by
      10,625,762 shares outstanding)............             $      10.89
                                                             ============
     Identified cost of investments.............             $666,305,417
                                                             ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

     INVESTMENT INCOME
       Interest................................             $28,379,619(a)
                                                            -----------
     EXPENSES
       Management fees......................... $1,485,428
       Service and distribution fees--Class B..    157,480
       Service and distribution fees--Class E..    106,740
       Directors' fees and expenses............     24,080
       Custodian...............................    201,916
       Audit and tax services..................     22,300
       Legal...................................     24,021
       Printing................................    225,372
       Insurance...............................     14,486
       Miscellaneous...........................      7,258
                                                ----------
       Total expenses..........................               2,269,081
                                                            -----------
     NET INVESTMENT INCOME.....................              26,110,538
                                                            -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................  4,447,265
     Unrealized appreciation (depreciation) on:
       Investments--net........................   (945,644)
                                                ----------
     Net gain (loss)...........................  3,501,621
                                                ----------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................             $29,612,159
                                                            ===========

(a)Includes income on securities loaned of $60,602.

                See accompanying notes to financial statements.

                                    MSF-54

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2003          2002
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $ 26,110,538  $ 17,214,992
  Net realized gain (loss)..........................................    4,447,265       532,722
  Unrealized appreciation (depreciation)............................     (945,644)   15,815,909
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                    29,612,159    33,563,623
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income............................................
    Class A.........................................................  (20,418,872)   (8,838,430)
    Class B.........................................................   (3,275,295)     (634,202)
    Class E.........................................................   (2,932,654)     (116,595)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................  (26,626,821)   (9,589,227)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  262,257,815   130,378,536
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  265,243,153   154,352,932

NET ASSETS
  Beginning of the period...........................................  425,072,853   270,719,921
                                                                     ------------  ------------
  End of the period................................................. $690,316,006  $425,072,853
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $ 22,329,887  $ 18,848,551
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                       YEAR ENDED                 YEAR ENDED
                                                                    DECEMBER 31, 2003          DECEMBER 31, 2002
                                                               --------------------------  ------------------------
                                                                  SHARES          $          SHARES          $
                                                               -----------  -------------  ----------  ------------
CLASS A
  Sales.......................................................  11,316,473  $ 124,110,819  10,814,280  $115,877,808
  Shares issued through acquisition...........................  14,667,272    147,250,466           0             0
  Reinvestments...............................................   1,911,879     20,418,872     861,445     8,838,430
  Redemptions................................................. (13,151,256)  (142,857,083) (4,928,245)  (53,016,207)
                                                               -----------  -------------  ----------  ------------
  Net increase (decrease).....................................  14,744,368  $ 148,923,074   6,747,480  $ 71,700,031
                                                               ===========  =============  ==========  ============
CLASS B
  Sales.......................................................   4,475,302  $  48,528,790   3,834,958  $ 40,933,353
  Reinvestments...............................................     310,160      3,275,295      62,421       634,202
  Redemptions.................................................  (2,082,854)   (22,374,177) (1,319,612)  (14,177,532)
                                                               -----------  -------------  ----------  ------------
  Net increase (decrease).....................................   2,702,608  $  29,429,908   2,577,767  $ 27,390,023
                                                               ===========  =============  ==========  ============
CLASS E
  Sales.......................................................   9,030,779  $  98,285,195   3,271,437  $ 35,149,702
  Reinvestments...............................................     275,367      2,932,654      11,375       116,595
  Redemptions.................................................  (1,599,162)   (17,313,016)   (372,368)   (3,977,815)
                                                               -----------  -------------  ----------  ------------
  Net increase (decrease).....................................   7,706,984  $  83,904,833   2,910,444  $ 31,288,482
                                                               ===========  =============  ==========  ============
  Increase (decrease) derived from capital share transactions.  25,153,960  $ 262,257,815  12,235,691  $130,378,536
                                                               ===========  =============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-55

METROPOLITAN SERIES FUND, INC.

 LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                                               CLASS A
                                                          ------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------
                                                            2003      2002      2001      2000      1999
                                                          --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $  11.17  $  10.46  $   9.90  $   9.45  $  10.06
                                                          --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................     0.45      0.47      0.54      0.63      0.48
  Net realized and unrealized gain (loss) on investments.    (0.06)     0.57      0.19      0.45     (0.62)
                                                          --------  --------  --------  --------  --------
  Total from investment operations.......................     0.39      1.04      0.73      1.08     (0.14)
                                                          --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income...............    (0.63)    (0.33)    (0.17)    (0.63)    (0.47)
                                                          --------  --------  --------  --------  --------
  Total distributions....................................    (0.63)    (0.33)    (0.17)    (0.63)    (0.47)
                                                          --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD........................... $  10.93  $  11.17  $  10.46  $   9.90  $   9.45
                                                          ========  ========  ========  ========  ========
TOTAL RETURN (%).........................................      3.6      10.2       7.4      11.4      (1.4)
Ratio of operating expenses to average net assets (%)....     0.34      0.34      0.38      0.37      0.40
Ratio of net investment income to average net assets (%).     4.44      5.14      5.66      6.54      6.06
Portfolio turnover rate (%)..............................       46        48        18        15        96
Net assets, end of period (000).......................... $500,629  $346,774  $254,357  $145,837  $129,339

                                                                      CLASS B                         CLASS E
                                                          ---------------------------     ----------------------------
                                                                             JANUARY 2,                         MAY 1,
                                                             YEAR ENDED       2001(A)         YEAR ENDED       2001(A)
                                                            DECEMBER 31,      THROUGH        DECEMBER 31,      THROUGH
                                                          ----------------  DECEMBER 31,  -----------------  DECEMBER 31,
                                                            2003     2002       2001        2003      2002       2001
                                                          -------  -------  ------------  --------  -------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $ 11.04  $ 10.37    $  9.93     $  11.14  $ 10.45     $ 9.97
                                                          -------  -------    -------     --------  -------     ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................    0.40     0.38       0.38         0.52     0.45       0.02
  Net realized and unrealized gain (loss) on investments.   (0.04)    0.61       0.23        (0.15)    0.57       0.46
                                                          -------  -------    -------     --------  -------     ------
  Total from investment operations.......................    0.36     0.99       0.61         0.37     1.02       0.48
                                                          -------  -------    -------     --------  -------     ------
LESS DISTRIBUTIONS
  Distributions from net investment income...............   (0.61)   (0.32)     (0.17)       (0.62)   (0.33)      0.00
                                                          -------  -------    -------     --------  -------     ------
  Total distributions....................................   (0.61)   (0.32)     (0.17)       (0.62)   (0.33)      0.00
                                                          -------  -------    -------     --------  -------     ------
NET ASSET VALUE, END OF PERIOD........................... $ 10.79  $ 11.04    $ 10.37     $  10.89  $ 11.14     $10.45
                                                          =======  =======    =======     ========  =======     ======
TOTAL RETURN (%).........................................     3.4      9.9        6.1 (b)      3.5     10.1        4.8(b)
Ratio of operating expenses to average net assets (%)....    0.59     0.59       0.63 (c)     0.49     0.49       0.53(c)
Ratio of net investment income to average net assets (%).    4.20     4.89       5.33 (c)     4.29     4.90       5.74(c)
Portfolio turnover rate (%)..............................      46       48         18           46       48         18
Net assets, end of period (000).......................... $73,938  $45,788    $16,276     $115,749  $32,511     $   87

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.


                See accompanying notes to financial statements.

                                    MSF-56

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--87.4% OF TOTAL NET ASSETS


       FACE                                                       VALUE
      AMOUNT                                                     (NOTE 1)
    -----------------------------------------------------------------------

                ADVERTISING--0.4%
    $   200,000 Advanstar Communications, Inc.
                 10.750%, 08/15/10............................ $    216,500
        150,000 Interep National Radio Sales, Inc.
                 10.000%, 07/01/08............................      132,750
        225,000 Nextmedia Operating, Inc.
                 10.750%, 07/01/11............................      255,375
        250,000 Vertis, Inc. 9.750%, 04/01/09.................      271,563
                                                               ------------
                                                                    876,188
                                                               ------------

                AEROSPACE & DEFENSE--0.3%
        200,000 Alliant Techsystems, Inc. 8.500%, 05/15/11....      220,000
        225,000 L-3 Communications Holdings, Inc.
                 7.625%, 06/15/12.............................      243,844
        225,000 Sequa Corp. 9.000%, 08/01/09..................      248,062
                                                               ------------
                                                                    711,906
                                                               ------------

                AGRICULTURAL MACHINERY--0.0%
         25,000 Case New Holland, Inc. (144A)
                 9.250%, 08/01/11.............................       28,000
                                                               ------------

                AGRICULTURAL OPERATIONS--0.1%
        200,000 Hines Nurseries, Inc. (144A)
                 10.250%, 10/01/11............................      218,000
                                                               ------------

                AIRLINES--0.1%
        100,000 Continental Airlines, Inc. 7.250%, 11/01/05...       95,373
        222,903 Continental Airlines, Inc. 6.541%, 09/15/08...      209,397
                                                               ------------
                                                                    304,770
                                                               ------------

                APPAREL & TEXTILES--0.5%
        275,000 Blount, Inc. 13.000%, 08/01/09................      296,313
        250,000 Collins & Aikman Floorcovering Corp.
                 10.000%, 01/15/07............................      255,650
        125,000 Levi Strauss & Co. 7.000%, 11/01/06...........       80,312
        150,000 Levi Strauss & Co. 11.625%, 01/15/08..........       97,875
        200,000 Levi Strauss & Co. 12.250%, 12/15/12..........      130,000
        250,000 Phillips Van-Heusen Corp.
                 8.125%, 05/01/13.............................      265,625
                                                               ------------
                                                                  1,125,775
                                                               ------------

                ASSET BACKED--2.9%
        246,925 Airplane Pass Through Trust
                 10.875%, 03/15/19 (g)........................        4,939
        500,000 Asset Backed Securities Corp.
                 3.063%, 04/15/33 (d).........................      504,408
      1,000,000 Bayview Financial Acquisition Trust (144A)
                 2.391%, 08/25/36 (d).........................      978,750
        750,000 Credit Suisse First Boston Mortgage Securities
                 Corp. 2.361%, 09/25/31 (d)...................      749,318
        239,207 First Consumers Master Trust
                 1.473%, 09/15/08 (d).........................      227,586
         90,650 First Consumers Master Trust (144A)
                 5.800%, 12/15/05.............................       88,030
      1,145,394 Green Tree Financial Corp.
                 7.070%, 01/15/29 (d).........................    1,192,386
        525,000 Metris Master Trust 2.049%, 07/21/08 (d)......      515,184

         FACE                                                    VALUE
        AMOUNT                                                  (NOTE 1)
      --------------------------------------------------------------------

                  ASSET BACKED--(CONTINUED)
      $   250,000 Metris Master Trust 2.549%, 08/20/08 (d)... $    244,815
          840,000 Metris Master Trust 2.229%, 11/20/09 (d)...      754,507
          937,074 Mid-State Trust 7.340%, 07/01/35...........      993,190
          500,000 Residential Asset Securities Corp.
                   2.241%, 04/25/32 (d)......................      500,007
          193,740 Sail Net Interest Margin Notes (144A)
                   6.750%, 11/27/33..........................      193,493
        1,000,000 Varick Structured Asset Fund (144A)
                   2.543%, 11/01/35 (g)......................      350,000
                                                              ------------
                                                                 7,296,613
                                                              ------------

                  AUTO COMPONENTS--0.1%
          200,000 Tenneco Automotive, Inc.
                   11.625%, 10/15/09.........................      216,000
          100,000 Tenneco Automotive, Inc.
                   10.250%, 07/15/13.........................      113,750
                                                              ------------
                                                                   329,750
                                                              ------------

                  AUTO PARTS--0.6%
          325,000 CSK Auto, Inc. 12.000%, 06/15/06...........      372,937
          300,000 Dana Corp. 7.000%, 03/01/29................      298,125
          250,000 Eagle-Pincher, Inc. (144A)
                   9.750%, 09/01/13..........................      270,000
          225,000 Rexnord Corp. 10.125%, 12/15/12............      246,375
          225,000 TRW Automotive, Inc. 9.375%, 02/15/13......      257,063
                                                              ------------
                                                                 1,444,500
                                                              ------------

                  AUTOMOBILES--0.0%
          250,000 Breed Technologies, Inc.
                   9.250%, 04/15/08 (f)......................            0
          250,000 Key Plastics, Inc. 10.250%, 03/15/07 (f)(k)          625
                                                              ------------
                                                                       625
                                                              ------------

                  BROADCASTING--0.9%
          175,000 Charter Communication Holdings, L.L.C.
                   8.250%, 04/01/07..........................      164,500
           50,000 Charter Communication Holdings, L.L.C.
                   8.625%, 04/01/09..........................       43,625
          625,000 Charter Communication Holdings, L.L.C.
                   10.000%, 04/01/09.........................      556,250
          200,000 Charter Communication Holdings, L.L.C.
                   Zero Coupon, 01/15/10.....................      163,000
          275,000 Charter Communication Holdings, L.L.C.
                   0/11.750%, 05/15/11 (e)...................      184,250
           95,000 Charter Communication Holdings, L.L.C.
                   10.000%, 05/15/11.........................       82,650
           75,000 Charter Communication Holdings, L.L.C.
                   Zero Coupon, 01/15/12.....................       46,125
          225,000 Directv Holdings, L.L.C. 8.375%, 03/15/13..      261,000
          300,000 Spanish Broadcasting Systems, Inc.
                   9.625%, 11/01/09..........................      320,250
          175,000 Viacom, Inc. 6.625%, 05/15/11..............      198,668
          325,000 Young Broadcasting, Inc.
                   10.000%, 03/01/11.........................      350,187
                                                              ------------
                                                                 2,370,505
                                                              ------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-57

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


        FACE                                                     VALUE
       AMOUNT                                                   (NOTE 1)
     ---------------------------------------------------------------------

                 BUSINESS SERVICES--0.3%
     $    50,000 Iron Mountain, Inc. 8.625%, 04/01/13........ $     54,000
         125,000 Mail Well I Corp. 8.750%, 12/15/08..........      124,688
         200,000 R.H. Donnelley, Inc. (144A)
                  10.875%, 12/15/12..........................      237,250
         275,000 Resolution Performance Products Corp.
                  13.500%, 11/15/10..........................      239,250
         175,000 Sitel Corp. 9.250%, 03/15/06................      172,375
                                                              ------------
                                                                   827,563
                                                              ------------

                 CHEMICALS--1.4%
         400,000 Acetex Corp. 10.875%, 08/01/09..............      444,000
         140,000 Borden Chemicals & Plastics, L.P.
                  9.500%, 05/01/05 (g).......................        1,400
         250,000 Equistar Chemicals, L.P. 10.625%, 05/01/11..      276,250
         150,000 FMC Corp. 7.000%, 05/15/08..................      153,000
         175,000 FMC Corp. 10.250%, 11/01/09.................      204,750
          50,000 FMC Corp. 7.750%, 07/01/11..................       52,000
          50,000 Huntsman ICI Chemicals, L.L.C.
                  10.125%, 07/01/09..........................       51,500
         375,000 Huntsman International Holdings, L.L.C.
                  9.875%, 03/01/09...........................      410,625
         275,000 ISP Chemco, Inc. 10.250%, 07/01/11..........      309,375
          25,000 Lyondell Chemical Co. 9.875%, 05/01/07......       26,375
         100,000 Lyondell Chemical Co. 9.500%, 12/15/08......      104,500
         150,000 Lyondell Chemical Co. 11.125%, 07/15/12.....      166,500
         200,000 Methanex Corp. 8.750%, 08/15/12.............      223,000
          75,000 Millennium America, Inc. 9.250%, 06/15/08...       81,750
         100,000 Millennium America, Inc. (144A)
                  9.250%, 06/15/08...........................      109,000
         600,000 Potash Corp. 4.875%, 03/01/13...............      586,199
         125,000 Resolution Performance Products, Inc.
                  9.500%, 04/15/10...........................      126,875
         250,000 Westlake Chemical Corp.
                  8.750%, 07/15/11...........................      273,750
                                                              ------------
                                                                 3,600,849
                                                              ------------

                 COLLATERALIZED MORTGAGE OBLIGATIONS--2.1%
       1,250,000 Banc of America Large Loan, Inc. (144A)
                  2.060%, 11/15/15...........................    1,249,575
         880,201 Commerce 2001 J2 (144A)
                  5.447%, 07/16/34 (d).......................      907,947
         475,000 Commercial Mortgage Asset Trust
                  7.350%, 01/17/32...........................      554,340
         580,000 Commercial Mortgage Pass-Through Certificate
                  (144A) 2.163%, 11/15/15 (d)................      580,000
      12,033,324 First Union National Bank
                  0.536%, 05/17/32 (d)(h)....................      393,284
         750,000 Merit Securities Corp. (144A)
                  2.619%, 09/28/32 (d).......................      664,688
         850,000 Structured Asset Securities Corp.
                  2.341%, 08/25/32 (d).......................      844,824
                                                              ------------
                                                                 5,194,658
                                                              ------------

         FACE                                                   VALUE
        AMOUNT                                                 (NOTE 1)
      -------------------------------------------------------------------

                  COMMUNICATIONS--0.7%
      $   315,105 Avalon Cable, L.L.C.
                   0/11.875%, 12/01/08 (e).................. $    332,436
          225,000 Dobson Communications Corp.
                   10.875%, 07/01/10........................      245,250
          450,000 Qwest Services Corp. (144A)
                   9.125%, 03/15/12.........................      516,375
          650,000 Sprint Capital Corp. 8.375%, 03/15/12.....      759,070
                                                             ------------
                                                                1,853,131
                                                             ------------

                  COMMUNICATIONS SERVICES--1.8%
           80,000 American Tower Corp.
                   Zero Coupon, 08/01/08....................       55,200
          350,000 American Tower Corp. 9.375%, 02/01/09.....      372,750
          125,000 American Tower Corp. 5.000%, 02/15/10.....      119,062
           50,000 Crown Castle International Corp.
                   9.000%, 05/15/11.........................       53,375
           25,000 Crown Castle International Corp.
                   9.375%, 08/01/11.........................       27,750
          325,000 Crown Castle International Corp.
                   10.750%, 08/01/11........................      365,625
           50,000 Crown Castle International Corp. (144A)
                   7.500%, 12/01/13.........................       50,250
          125,000 Crown Castle International Corp. (144A)
                   7.500%, 12/01/13.........................      125,625
           25,000 CSC Holdings, Inc. 9.875%, 02/15/13.......       26,125
          100,000 CSC Holdings, Inc. 10.500%, 05/15/16......      114,500
          125,000 CSC Holdings, Inc. 9.875%, 04/01/23.......      130,781
          150,000 EchoStar DBS Corp. 10.375%, 10/01/07......      164,438
          179,000 EchoStar DBS Corp. 9.125%, 01/15/09.......      200,256
          550,000 Lucent Technologies, Inc. 6.450%, 03/15/29      432,437
           50,000 Mediacom Broadband, L.L.C.
                   9.500%, 01/15/13.........................       53,000
          200,000 Mediacom Broadband, L.L.C.
                   11.000%, 07/15/13........................      224,500
          100,000 Muzak, L.L.C. 10.000%, 02/15/09...........      106,500
          150,000 Muzak, L.L.C. 9.875%, 03/15/09............      144,938
          250,000 Nextel Communications, Inc.
                   6.875%, 10/31/13.........................      264,375
          450,000 Nextel Communications, Inc.
                   7.375%, 08/01/15.........................      483,750
          200,000 Qwest Services Corp. (144A)
                   13.500%, 12/15/10........................      243,000
          225,000 Radio One, Inc. 8.875%, 07/01/11..........      248,063
          350,000 SBA Communications Corp.
                   10.250%, 02/01/09........................      343,875
          300,000 SBA Communications Corp. (144A)
                   Zero Coupon, 12/15/11....................      211,500
                                                             ------------
                                                                4,561,675
                                                             ------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-58

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


         FACE                                                   VALUE
        AMOUNT                                                 (NOTE 1)
      -------------------------------------------------------------------

                  COMPUTERS & BUSINESS EQUIPMENT--0.2%
      $   150,000 Seagate Technology HDD Holdings
                   8.000%, 05/15/09......................... $    161,625
          200,000 Unisys Corp. 8.125%, 06/01/06.............      216,000
           75,000 Unisys Corp. 7.875%, 04/01/08.............       77,719
                                                             ------------
                                                                  455,344
                                                             ------------

                  CONTAINERS & GLASS--0.8%
          225,000 Anchor Glass Container Corp.
                   11.000%, 02/15/13........................      261,000
          100,000 Berry Plastics Corp. 10.750%, 07/15/12....      115,125
          150,000 Berry Plastics Corp. (144A)
                   10.750%, 07/15/12........................      172,688
          300,000 Jefferson Smurfit Corp. 8.250%, 10/01/12..      325,500
          375,000 Plastipak Holdings, Inc. 10.750%, 09/01/11      417,187
          125,000 Pliant Corp. 11.125%, 09/01/09............      135,000
          275,000 Radnor Holdings, Inc. 11.000%, 03/15/10...      250,937
           75,000 Stone Container Corp. 9.750%, 02/01/11....       82,875
          250,000 Tekni-Plex, Inc. (144A) 8.750%, 11/15/13..      260,625
                                                             ------------
                                                                2,020,937
                                                             ------------

                  COSMETICS & PERSONAL CARE--0.2%
          225,000 Jafra Cosmetics International, Inc.
                   10.750%, 05/15/11........................      246,938
          300,000 Playtex Products, Inc. 9.375%, 06/01/11...      303,000
                                                             ------------
                                                                  549,938
                                                             ------------

                  DOMESTIC OIL--0.1%
           85,000 Key Energy Services, Inc. (Series B)
                   14.000%, 01/15/09........................       91,163
          250,000 United Refining Co. 10.750%, 06/15/07.....      202,500
                                                             ------------
                                                                  293,663
                                                             ------------

                  DRUGS & HEATH CARE--1.1%
          225,000 Aaipharma, Inc. 11.000%, 04/01/10.........      255,375
          225,000 Extendicare Health Services, Inc.
                   9.500%, 07/01/10.........................      249,750
          225,000 Insight Health Services Corp.
                   9.875%, 11/01/11.........................      238,500
          300,000 Iasis Healthcare Corp. 13.000%, 10/15/09..      337,500
          125,000 Tenet Healthcare Corp. 6.875%, 11/15/31...      111,875
          125,000 Triad Hospitals, Inc. 8.750%, 05/01/09....      135,469
          300,000 Valeant Pharmaceuticals, Inc. (144A)
                   7.000%, 12/15/11.........................      309,000
          200,000 Vicar Operating, Inc. 9.875%, 12/01/09....      222,000
          825,000 Wyeth (144A) 6.950%, 03/15/11.............      931,728
                                                             ------------
                                                                2,791,197
                                                             ------------

                  ELECTRICAL EQUIPMENT--0.3%
          375,000 Fedders North America, Inc.
                   9.375%, 08/15/07.........................      376,875
          275,000 Thomas & Betts Corp. 7.250%, 06/01/13.....      283,250
                                                             ------------
                                                                  660,125
                                                             ------------

         FACE                                                   VALUE
        AMOUNT                                                 (NOTE 1)
      -------------------------------------------------------------------

                  ELECTRICAL UTILITIES--2.6%
      $    25,000 AES Corp. 8.375%, 08/15/07................ $     25,313
          200,000 AES Corp. 8.500%, 11/01/07................      203,000
          200,000 AES Corp. 9.375%, 09/15/10................      221,750
          225,000 Avon Energy Partners Holdings (144A)
                   7.050%, 12/11/07.........................      214,313
          400,000 Avon Energy Partners Holdings (144A)
                   6.460%, 03/04/08.........................      381,000
          225,000 BRL Universal Equipment 8.875%, 02/15/08..      241,313
          600,000 Calpine Canada Energy Finance
                   8.500%, 05/01/08.........................      478,500
          175,000 Calpine Corp. 8.750%, 07/15/07............      143,500
           50,000 Calpine Corp. 7.875%, 04/01/08............       39,000
          150,000 Calpine Corp. (144A) 8.500%, 07/15/10.....      146,250
          575,000 Duke Energy Co 4.200%, 10/01/08...........      577,545
          600,000 Edison Mission Energy 9.875%, 04/15/11....      624,000
           75,000 El Paso Energy Corp. 7.800%, 08/01/31.....       63,844
          475,000 El Paso Energy Corp. 7.750%, 01/15/32.....      404,937
          325,000 Mirant Americas Generation, L.L.C.
                   9.125%, 05/01/31.........................      274,625
          550,000 Nisource Finance Corp. 7.625%, 11/15/05...      600,873
          225,000 NRG Energy, Inc. (144) 8.000%, 12/15/13...      236,531
          175,000 Reliant Resources, Inc. (144A)
                   9.250%, 07/15/10.........................      185,500
          425,000 Reliant Resources, Inc. (144A)
                   9.500%, 07/15/13.........................      454,750
          815,000 United Utilities, Plc. 4.550%, 06/19/18...      726,485
          225,000 Western Gas Resources, Inc.
                   10.000%, 06/15/09........................      241,875
                                                             ------------
                                                                6,484,904
                                                             ------------

                  ELECTRONICS--0.0%
          175,000 Sanmina-SCI Corp. Zero Coupon, 09/12/20...       88,813
                                                             ------------

                  ENERGY--0.4%
          225,000 Allegheny Energy Supply Co., L.L.C. (144A)
                   10.250%, 11/15/07........................      234,000
          250,000 Dynegy Holdings, Inc. 7.125%, 05/15/18....      214,375
          575,000 Dynegy Holdings, Inc. 7.625%, 10/15/26....      496,656
                                                             ------------
                                                                  945,031
                                                             ------------

                  ENVIRONMENTAL CONTROL--0.2%
           75,000 Allied Waste North America, Inc.
                   8.875%, 04/01/08.........................       84,000
           50,000 Allied Waste North America, Inc.
                   7.875%, 01/01/09.........................       52,125
          275,000 Allied Waste North America, Inc. (144A)
                   9.250%, 09/01/12.........................      312,125
          125,000 Imco Recycling, Inc. 10.375%, 10/15/10....      128,438
          250,000 Safety-Kleen Services, Inc.
                   9.250%, 06/01/08 (g).....................          625
                                                             ------------
                                                                  577,313
                                                             ------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-59

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


          FACE                                                 VALUE
         AMOUNT                                               (NOTE 1)
       -----------------------------------------------------------------

                   FEDERAL AGENCIES--25.6%
       $    21,769 Federal Home Loan Mortgage Corp.
                    10.000%, 05/15/20...................... $     21,800
               329 Federal Home Loan Mortgage Corp.
                    11.565%, 06/15/21 (h)..................          416
        12,500,000 Federal Home Loan Mortgage Corp.
                    5.000%, 12/01/99.......................   12,335,937
         1,480,048 Federal National Mortgage Association
                    7.377%, 01/17/13 (d)...................    1,568,605
            13,288 Federal National Mortgage Association
                    10.400%, 04/25/19......................       14,620
           511,794 Federal National Mortgage Association
                    8.500%, 08/01/19.......................      561,834
            89,693 Federal National Mortgage Association
                    6.500%, 03/01/26.......................       94,060
            11,646 Federal National Mortgage Association
                    7.000%, 05/01/26.......................       12,347
            32,897 Federal National Mortgage Association
                    8.000%, 08/01/27.......................       35,821
            25,836 Federal National Mortgage Association
                    7.500%, 12/01/29.......................       27,580
            42,913 Federal National Mortgage Association
                    7.500%, 06/01/30.......................       45,805
            43,007 Federal National Mortgage Association
                    7.500%, 08/01/30.......................       45,894
           255,858 Federal National Mortgage Association
                    7.500%, 11/01/30.......................      273,424
            61,334 Federal National Mortgage Association
                    7.500%, 01/01/31.......................       65,452
         1,365,037 Federal National Mortgage Association
                    8.000%, 01/01/31.......................    1,477,370
            17,619 Federal National Mortgage Association
                    7.500%, 02/01/31.......................       18,828
            31,020 Federal National Mortgage Association
                    7.500%, 03/01/31.......................       33,104
        17,500,000 Federal National Mortgage Association
                    5.000%, TBA............................   17,314,062
         6,000,000 Federal National Mortgage Association
                    5.500%, TBA............................    6,076,872
        13,000,000 Federal National Mortgage Association
                    6.000%, TBA............................   13,434,694
        10,000,000 Federal National Mortgage Association
                    7.000%, TBA............................   10,587,500
                                                            ------------
                                                              64,046,025
                                                            ------------

                   FINANCE & BANKING--3.9%
           275,000 Ahold Finance, Inc. 8.250%, 07/15/10....      299,750
            50,000 Ahold Finance, Inc. 6.875%, 05/01/29....       44,625
           650,000 Bank America Corp. 4.875%, 09/15/12.....      653,329
           550,000 Boston Properties, L.P. 6.250%, 01/15/13      590,174
           700,000 Capital One Financial Corp.
                    7.250%, 05/01/06.......................      757,473
           675,000 CIT Group, Inc. 7.750%, 04/02/12........      797,472
           325,000 Ford Motor Credit Co. 7.875%, 06/15/10..      363,144
           100,000 Ford Motor Credit Co. 7.250%, 10/25/11..      108,456

         FACE                                                   VALUE
        AMOUNT                                                 (NOTE 1)
      -------------------------------------------------------------------

                  FINANCE & BANKING--(CONTINUED)
      $   850,000 General Electric Capital Corp.
                   3.500%, 05/01/08......................... $    850,863
          525,000 General Motors Acceptance Corp.
                   6.875%, 09/15/11.........................      565,492
          500,000 Household Finance Corp. 8.000%, 07/15/10..      598,791
          200,000 Huntsman Advanced Materials, L.L.C. (144A)
                   11.000%, 07/15/10........................      221,000
          600,000 Independence Community Bank Corp.
                   3.500%, 06/20/13.........................      578,945
          925,000 Lehman Brothers Holdings, Inc.
                   3.500%, 08/07/08.........................      919,218
          350,000 Sprint Capital Corp. 8.750%, 03/15/32.....      413,486
          625,000 Standard Chartered Bank (144A)
                   8.000%, 05/30/31.........................      755,242
          450,000 United Industries Corp. (144A)
                   9.875%, 04/01/09.........................      471,375
          700,000 Washington Mutual Finance Corp.
                   6.875%, 05/15/11.........................      803,655
                                                             ------------
                                                                9,792,490
                                                             ------------

                  FINANCIAL SERVICES--1.2%
          118,000 Alamosa Delaware, Inc.
                   0/12.000%, 07/31/09 (e)..................      106,200
          146,000 Alamosa Delaware, Inc. 11.000%, 07/31/10..      158,410
          175,000 Athena Neuro Finance, L.L.C.
                   7.250%, 02/21/08.........................      157,150
          250,000 Hollinger Participation Trust (144A)
                   12.125%, 11/15/10........................      296,875
          575,000 International Lease Finance Corp.
                   6.375%, 03/15/09.........................      633,434
          300,000 Iron Mountain Co. 6.625%, 01/01/16........      291,750
          875,000 Lombardy Region 5.804%, 10/25/32 (d)......      896,242
          500,000 WMC Finance USA 5.125%, 05/15/13..........      492,743
                                                             ------------
                                                                3,032,804
                                                             ------------

                  FOOD & BEVERAGES--1.1%
           47,286 Ahold Lease USA, Inc. 7.820%, 01/02/20....       47,759
          125,000 Del Monte Corp. 9.250%, 05/15/11..........      138,125
          100,000 Del Monte Corp. 8.625%, 12/15/12..........      109,500
          250,000 Dole Foods, Inc. 8.875%, 03/15/11.........      274,375
          525,000 Kellogg Co. 6.600%, 04/01/11..............      588,363
          260,000 Kraft Foods, Inc. 5.625%, 11/01/11........      273,948
          300,000 Nash Finch Co. 8.500%, 05/01/08...........      300,000
          350,000 NEBCO Evans Holdings Co.
                   0/12.375%, 07/15/07 (e)(f)...............            0
           29,952 Nutritional Sourcing Corp.
                   10.125%, 08/01/09........................       19,469
          150,000 Pinnacle Foods Holding Corp. (144A)
                   8.250%, 12/01/13.........................      155,250
          150,000 PPC Escrow Corp. (144A)
                   9.250%, 11/15/13.........................      155,250
          375,000 Sbarro, Inc. 11.000%, 09/15/09............      296,250
          250,000 Swift & Co. 10.125%, 10/01/09.............      265,000
                                                             ------------
                                                                2,623,289
                                                             ------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-60

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


         FACE                                                     VALUE
        AMOUNT                                                   (NOTE 1)
     ----------------------------------------------------------------------

                  FOREIGN GOVERNMENT--6.6%
     $  3,600,000 Federal Republic of Germany
                   4.250%, 02/15/08, (EUR)..................... $ 4,684,823
        4,980,000 Federal Republic of Germany
                   4.750%, 07/04/08, (EUR).....................   6,603,340
        4,100,000 Government of France
                   3.500%, 01/12/08, (EUR).....................   5,196,508
                                                                -----------
                                                                 16,484,671
                                                                -----------

                  FOREST PRODUCTS & PAPER--0.4%
          225,000 Appleton Papers, Inc. 12.500%, 12/15/08......     254,250
          425,000 Bowater, Inc. 6.500%, 06/15/13...............     412,466
          200,000 Buckeye Technologies, Inc. 9.250%, 09/15/08..     202,500
           75,000 Buckeye Technologies, Inc. 8.000%, 10/15/10..      73,500
                                                                -----------
                                                                    942,716
                                                                -----------

                  GAS & OIL--1.7%
          250,000 Airgas, Inc. 7.750%, 09/15/06................     262,500
          375,000 Devon Financing Corp. 6.875%, 09/30/11.......     425,222
          325,000 Forest Oil Corp. 8.000%, 12/15/11............     355,062
          225,000 Hanover Compressor Co.
                   Zero Coupon, 03/31/07.......................     165,375
          500,000 Magnum Hunter Resources, Inc.
                   9.600%, 03/15/12............................     567,500
          166,000 Parker Drilling Co. 5.500%, 08/01/04.........     165,793
          200,000 Petronas Capital, Ltd. (144A)
                   7.000%, 05/22/12............................     227,824
          200,000 Pogo Producing Co. 8.250%, 04/15/11..........     223,000
           50,000 Pride International, Inc. 10.000%, 06/01/09..      53,625
          275,000 Stone Energy Corp. 8.250%, 12/15/11..........     299,750
          250,000 Swift Energy Co. 10.250%, 08/01/09...........     271,250
          535,000 Valero Energy Corp. 4.750%, 06/15/13.........     506,968
          225,000 Vintage Petroleum, Inc. 9.750%, 06/30/09.....     236,812
          125,000 Vintage Petroleum, Inc. 7.875%, 05/15/11.....     131,875
          225,000 Westport Resources Corp. 8.250%, 11/01/11....     247,500
                                                                -----------
                                                                  4,140,056
                                                                -----------

                  GAS & PIPELINE UTILITIES--0.3%
          100,000 Williams Cos., Inc. 8.625%, 06/01/10.........     112,250
           50,000 Williams Cos., Inc. 7.125%, 09/01/11.........      52,875
          100,000 Williams Cos., Inc. 7.625%, 07/15/19.........     104,625
          125,000 Williams Cos., Inc. 7.875%, 09/01/21.........     131,875
          400,000 Williams Cos., Inc. 8.750%, 03/15/32.........     452,000
                                                                -----------
                                                                    853,625
                                                                -----------

                  HEALTH CARE--1.0%
          275,000 Ameripath, Inc. 10.500%, 04/01/13............     292,875
          600,000 Humana, Inc. 6.300%, 08/01/18................     631,626
          200,000 Psychiatric Solutions, Inc. 10.625%, 06/15/13     224,500
          175,000 Tenet Healthcare Corp. 7.375%, 02/01/13......     175,875
          250,000 Vanguard Health Systems, Inc.
                   9.750%, 08/01/11............................     271,250
          800,000 Wellpoint Health Networks, Inc.
                   6.375%, 01/15/12............................     880,851
                                                                -----------
                                                                  2,476,977
                                                                -----------

          FACE                                                  VALUE
         AMOUNT                                                (NOTE 1)
       ------------------------------------------------------------------

                   HEALTH CARE--PRODUCTS--0.1%
       $   200,000 Medex, Inc. (144A) 8.875%, 05/15/13....... $   215,000
                                                              -----------

                   HOME BUILDERS--0.1%
           175,000 Holmes Products Corp. 9.875%, 11/15/07....     180,688
                                                              -----------

                   HOTELS & RESTAURANTS--1.2%
           250,000 Courtyard Marriott, Ltd. 10.750%, 02/01/08     250,937
           125,000 Felcor Lodging, L.P. 9.500%, 09/15/08 (d).     135,000
           125,000 Felcor Lodging, L.P. 8.500%, 06/01/11.....     135,625
           225,000 Herbst Gaming, Inc. 10.750%, 09/01/08.....     253,125
           275,000 HMH Properties, Inc. 7.875%, 08/01/08.....     286,000
            75,000 Host Marriot, L.P. 8.375%, 02/15/06.......      79,969
           100,000 Host Marriot, L.P. 9.500%, 01/15/07.......     111,250
           250,000 John Q Hammons Hotels, L.P.
                    8.875%, 05/15/12.........................     275,625
           285,000 MGM Grand, Inc. 9.750%, 06/01/07..........     324,900
           225,000 Park Place Entertainment Corp.
                    9.375%, 02/15/07.........................     254,812
           150,000 Park Place Entertainment Corp.
                    7.875%, 03/15/10.........................     166,125
           150,000 Park Place Entertainment Corp.
                    8.125%, 05/15/11.........................     168,188
           125,000 Prime Hospitality Corp. 8.375%, 05/01/12..     129,063
           250,000 Starwood Hotels & Resorts Worldwide, Inc.
                    7.875%, 05/01/12 (d).....................     281,250
           225,000 Sun International Hotels, Ltd.
                    8.875%, 08/15/11.........................     245,812
                                                              -----------
                                                                3,097,681
                                                              -----------

                   HOUSEHOLD APPLIANCES & HOME FURNISHINGS--0.2%
           275,000 Sealy Mattress Co. 9.875%, 12/15/07.......     284,625
           100,000 Sealy Mattress Co. 10.875%, 12/15/07......     103,750
           150,000 Winsloew Furniture, Inc. 12.750%, 08/15/07     123,000
                                                              -----------
                                                                  511,375
                                                              -----------

                   HOUSEHOLD PRODUCTS--0.3%
           390,000 Home Interiors & Gifts, Inc.
                    10.125%, 06/01/08........................     394,388
           200,000 North Atlantic Trading, Inc.
                    11.000%, 06/15/04........................     190,500
            86,000 Windmere-Durable Holdings, Inc.
                    10.000%, 07/31/08........................      86,000
                                                              -----------
                                                                  670,888
                                                              -----------

                   INDUSTRIAL MACHINERY--0.3%
           125,000 Brand Services, Inc. 12.000%, 10/15/12....     144,531
           150,000 Flowserve Corp. 12.250%, 08/15/10.........     174,000
           100,000 NMHG Holding Co. 10.000%, 05/15/09........     110,500
           225,000 Terex Corp. 10.375%, 04/01/11.............     252,000
                                                              -----------
                                                                  681,031
                                                              -----------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-61

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)

        FACE                                                      VALUE
       AMOUNT                                                    (NOTE 1)
     ----------------------------------------------------------------------

                 INVESTMENT BROKERAGE--0.3%
     $   625,000 Morgan Stanley Dean Witter & Co.
                  6.600%, 04/01/12............................ $    698,024
                                                               ------------

                 LEISURE--1.1%
         250,000 Ameristar Casinos, Inc. 10.750%, 02/15/09....      287,500
          75,000 Chumash Casino & Resort Enterprises
                  9.150%, 07/15/10............................       82,875
         425,000 Coast Hotels & Casinos, Inc.
                  9.500%, 04/01/09............................      449,438
         450,000 Horseshoe Gaming, L.L.C.
                  8.625%, 05/15/09............................      475,312
         150,000 Park-Ohio Industries, Inc. 9.250%, 12/01/07..      149,250
         525,000 Pinnacle Entertainment, Inc.
                  8.750%, 10/01/13............................      534,187
         125,000 Station Casinos, Inc. 8.375%, 02/15/08.......      133,906
         150,000 Station Casinos, Inc. (144A)
                  8.875%, 12/01/08............................      155,250
         225,000 Turning Stone Casino Resort Enterprise (144A)
                  9.125%, 12/15/10............................      244,688
         250,000 Venetian Casino Resort, L.L.C.
                  11.000%, 06/15/10...........................      290,000
                                                               ------------
                                                                  2,802,406
                                                               ------------

                 LIQUOR--0.1%
         200,000 Constellation Brands, Inc.
                  8.125%, 01/15/12............................      219,000
                                                               ------------

                 MEDIA--0.7%
         375,000 AOL Time Warner, Inc. 7.625%, 04/15/31.......      432,663
         700,000 Cox Communications, Inc.
                  7.750%, 11/01/10............................      833,882
         150,000 Dex Media West, L.L.C. (144A)
                  8.500%, 08/15/10............................      167,062
         250,000 Lodgenet Entertainment Corp.
                  9.500%, 06/15/13............................      273,750
                                                               ------------
                                                                  1,707,357
                                                               ------------

                 METALS--0.1%
         300,000 Wolverine Tube, Inc. (144A)
                  7.375%, 08/01/08............................      277,500
                                                               ------------

                 MINING--0.1%
         200,000 Compass Minerals Group, Inc.
                  10.000%, 08/15/11...........................      224,000
                                                               ------------

                 OFFICE FURNISHINGS AND SUPPLIES--0.2%
         200,000 Interface, Inc. 9.500%, 11/15/05.............      194,000
         250,000 Tempur-Pedic, Inc. 10.250%, 08/15/10.........      278,750
                                                               ------------
                                                                    472,750
                                                               ------------

                 PETROLEUM SERVICES--0.0%
         108,000 Pride Petroleum Services, Inc.
                  9.375%, 05/01/07............................      111,240
                                                               ------------

      FACE                                                         VALUE
     AMOUNT                                                       (NOTE 1)
   -------------------------------------------------------------------------

               PUBLISHING--0.2%
   $   100,000 Dex Media West, L.L.C. (144A)
                9.875%, 08/15/13............................... $    116,250
       225,000 Dex Media, Inc. (144A)
                Zero Coupon, 11/15/13..........................      158,625
       150,000 Houghton Mifflin Co. (144A)
                Zero Coupon, 10/15/13..........................       94,875
       150,000 Mail-Well I Corp. 9.625%, 03/15/12..............      166,500
                                                                ------------
                                                                     536,250
                                                                ------------

               REAL ESTATE--0.1%
        75,000 Meristar Hospitality Operating Partnership, L.P.
                10.500%, 06/15/09..............................       81,375
        50,000 Meristar Hospitality Operating Partnership, L.P.
                9.125%, 01/15/11...............................       53,000
                                                                ------------
                                                                     134,375
                                                                ------------

               RETAIL--1.5%
        50,000 Cole National Group, Inc.
                8.625%, 08/15/07...............................       51,000
       300,000 Cole National Group, Inc.
                8.875%, 05/15/12...............................      321,000
       250,000 Doane Pet Care Co. 9.750%, 05/15/07.............      223,750
       275,000 Eye Care Centers of America, Inc.
                9.125%, 05/01/08...............................      275,000
       350,000 Finlay Fine Jewelry Corp. 8.375%, 05/01/08......      362,250
        65,000 Fleming Cos., Inc. 10.125%, 04/01/08 (f)........       14,300
       170,000 Gap, Inc. 10.550%, 12/15/08 (d).................      209,525
       125,000 Icon Health & Fitness, Inc.
                11.250%, 04/01/12..............................      136,250
        75,000 Leslies Poolmart, Inc. 10.375%, 07/15/08........       75,000
       575,000 Limited, Inc. 6.950%, 03/01/33..................      625,349
       125,000 Petco Animal Supplies, Inc.
                10.750%, 11/01/11..............................      146,250
        75,000 Rite Aid Corp. 7.125%, 01/15/07.................       76,500
       125,000 Rite Aid Corp. 11.250%, 07/01/08................      139,375
       225,000 Rite Aid Corp. 6.875%, 08/15/13.................      216,000
       400,000 Safeway, Inc. 7.250%, 02/01/31..................      439,045
       200,000 Saks, Inc. 7.500%, 12/01/10.....................      217,000
        25,000 Saks, Inc. 9.875%, 10/01/11.....................       29,750
       150,000 Tropical Sportswear International Corp.
                11.000%, 06/15/08..............................      121,500
                                                                ------------
                                                                   3,678,844
                                                                ------------

               TECHNOLOGY--0.0%
       125,000 Applied Extrusion Technologies, Inc.
                10.750%, 07/01/11..............................      103,750
                                                                ------------

               TELECOMMUNICATIONS--1.4%
       250,000 Accident Escrow Corp. (144A)
                10.000%, 08/01/11..............................      278,750
       425,000 AT&T Broadband Corp. 8.375%, 03/15/13...........      520,008
       350,000 AT&T Corp. 8.000%, 11/15/31.....................      408,997
       400,000 AT&T Wireless Services, Inc.
                8.750%, 03/01/31...............................      493,532

 See accompanying notes to statement of investments and financial statements.

                                    MSF-62

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


          FACE                                                 VALUE
         AMOUNT                                               (NOTE 1)
       -----------------------------------------------------------------

                   TELECOMMUNICATIONS--(CONTINUED)
       $   250,000 Centennial Communications Corp.
                    10.125%, 06/15/13...................... $    274,375
           275,000 Cincinnati Bell, Inc. (144A)
                    8.375%, 01/15/14.......................      295,625
           250,000 Insight Midwest, L.P. 10.500%, 11/01/10.      271,875
           325,000 Qwest Services Corp. (144A)
                    14.000%, 12/15/14......................      413,562
           200,000 Triton PCS, Inc. 8.500%, 06/01/13.......      215,000
            50,000 US West Communications, Inc.
                    8.875%, 06/01/31.......................       52,500
           250,000 Western Wireless Corp. 9.250%, 07/15/13.      263,750
                                                            ------------
                                                               3,487,974
                                                            ------------

                   TRANSPORTATION--0.1%
           125,000 General Maritime Corp. 10.000%, 03/15/13      141,094
           200,000 Holt Group, Inc. 9.750%, 01/15/06 (g)...        5,750
                                                            ------------
                                                                 146,844
                                                            ------------

                   U.S. TREASURY--5.2%
           200,000 United States Treasury Bonds
                    6.125%, 11/15/27.......................      225,484
           910,000 United States Treasury Bonds
                    5.500%, 08/15/28.......................      947,858
         2,000,000 United States Treasury Bonds
                    5.250%, 11/15/28.......................    2,014,454
         1,000,000 United States Treasury Bonds
                    6.125%, 08/15/29.......................    1,133,203
           125,000 United States Treasury Bonds
                    5.375%, 02/15/31.......................      130,357
         4,000,000 United States Treasury Notes
                    5.750%, 11/15/05.......................    4,294,688
         3,000,000 United States Treasury Notes
                    4.625%, 05/15/06.......................    3,179,532
         1,000,000 United States Treasury Notes
                    4.250%, 08/15/13.......................    1,001,250
                                                            ------------
                                                              12,926,826
                                                            ------------

                   UTILITIES--0.1%
           200,000 Dynegy Holdings, Inc. (144A)
                    9.875%, 07/15/10.......................      225,000
           125,000 El Paso Corp. 7.875%, 06/15/12..........      118,125
                                                            ------------
                                                                 343,125
                                                            ------------

                   YANKEE--14.1%
           175,000 Bowater Canada Finance Corp.
                    7.950%, 11/15/11.......................      185,838
           650,000 Corporacion Andina de Fomento
                    6.875%, 03/15/12.......................      721,215
           625,000 Domtar, Inc. 5.375%, 12/01/13...........      618,450
         1,550,000 Federal Republic of Brazil
                    12.000%, 04/15/10......................    1,860,000
         2,865,000 Federal Republic of Brazil
                    2.063%, 04/15/12 (d)...................    2,592,825

         FACE                                                   VALUE
        AMOUNT                                                 (NOTE 1)
      -------------------------------------------------------------------

                  YANKEE--(CONTINUED)
      $ 1,428,436 Federal Republic of Brazil
                   8.000%, 04/15/14 (d)..................... $  1,405,295
          925,000 Federal Republic of Brazil
                   12.250%, 03/06/30........................    1,156,250
          200,000 Federal Republic of Brazil
                   11.000%, 08/17/40........................      220,000
          250,000 Federative Republic of Brazil
                   9.250%, 10/22/10.........................      268,750
          608,235 Kingdom of Morocco 2.031%, 01/01/09 (d)(j)      596,070
          225,000 Luscar Coal, Ltd. 9.750%, 10/15/11........      254,813
          300,000 Norske Skog Canada, Ltd.
                   8.625%, 06/15/11.........................      315,000
          126,000 Pierce Leahy Command Co.
                   8.125%, 05/15/08.........................      130,883
          250,000 Premier International Foods, Plc.
                   12.000%, 09/01/09........................      273,750
        1,000,000 Republic of Argentina
                   2.313%, 03/31/23 (d)(g)..................      502,500
          675,000 Republic of Bulgaria 8.250%, 01/15/15.....      801,765
          525,000 Republic of Colombia 10.000%, 01/23/12....      574,875
          355,000 Republic of Colombia 11.750%, 02/25/20....      427,775
          100,000 Republic of Columbia 10.750%, 01/15/13....      113,750
           85,000 Republic of Columbia 8.375%, 02/15/27.....       78,922
          250,000 Republic of Columbia 10.375%, 01/28/33....      268,125
        1,600,000 Republic of Ecuador 7.000%, 08/15/30 (d)..    1,232,000
          300,000 Republic of Korea 4.250%, 06/01/13........      289,689
          400,000 Republic of Malaysia 7.500%, 07/15/11.....      473,184
          125,000 Republic of Panama 9.625%, 02/08/11.......      144,375
          425,000 Republic of Panama 9.375%, 01/16/23.......      463,250
          400,000 Republic of Panama 8.875%, 09/30/27.......      420,000
          175,000 Republic of Peru 9.875%, 02/06/15.........      203,000
          500,000 Republic of Peru 4.500%, 03/07/17.........      445,000
        1,225,000 Republic of Philippines 8.375%, 03/12/09..    1,290,844
          350,000 Republic of Philippines 10.625%, 03/16/25.      389,375
          850,000 Republic of Turkey 11.500%, 01/23/12......    1,081,625
          525,000 Republic of Turkey 11.000%, 01/14/13......      657,562
          666,640 Republic of Venezuela 2.063%, 03/31/07 (d)      633,308
          285,705 Republic of Venezuela 2.125%, 12/18/07 (d)      271,420
          200,000 Republic of Venezuela 9.250%, 09/15/27....      182,000
          275,000 Rhodia S.A. (144A) 7.625%, 06/01/10.......      264,000
           50,000 Rhodia S.A. (144A) 8.875%, 06/01/11.......       46,000
        2,070,000 Russian Federation 8.250%, 03/31/10.......    2,322,954
        4,045,000 Russian Federation 0/5.00%, 03/31/30 (e)..    3,879,155
          315,000 Telewest Communications, Plc.
                   0/11.375%, 02/01/10 (e)..................      154,350
          325,000 Tembec Industries, Inc. 8.625%, 06/30/09..      334,750
        1,825,000 United Mexican States 8.375%, 01/14/11....    2,162,625
        3,525,000 United Mexican States 8.300%, 08/15/31....    3,974,437
          250,000 Vivendi Universal S.A. (144A)
                   9.250%, 04/15/10.........................      296,250
           49,000 Yell Finance BV 0/13.500%, 08/01/11 (e)...       45,080
          179,000 Yell Finance BV 10.750%, 08/01/11.........      209,430
                                                             ------------
                                                               35,232,514
                                                             ------------
                  Total Bonds & Notes
                   (Identified Cost $209,181,806)...........  218,463,868
                                                             ------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-63

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--0.8%
                                               WARRANTS--0.0%


                                                                   VALUE
     SHARES                                                       (NOTE 1)
   -------------------------------------------------------------------------

              COMMERCIAL SERVICES & SUPPLIES--0.0%
        8,621 Indesco International, Inc. (f).................. $     47,416
                                                                ------------

              DIVERSIFIED FINANCIAL SERVICES--0.0%
            4 NTL Europe, Inc..................................           32
                                                                ------------

              DIVERSIFIED TELECOMMUNICATION SERVICES--0.6%
           80 American Tower Corp. (144A)......................       10,040
        8,000 CSC Holdings, Inc................................      840,000
        7,093 NTL, Inc. (b)(k).................................      494,737
        4,634 SpectraSite, Inc.................................      161,031
                                                                ------------
                                                                   1,505,808
                                                                ------------

              MEDIA--0.2%
       49,018 UnitedGlobalCom, Inc. (b)........................      415,670
                                                                ------------
              Total Common Stocks
               (Identified Cost $1,812,426)....................    1,968,926
                                                                ------------

   PREFERRED STOCKS--0.1%
   -------------------------------------------------------------------------

              DIVERSIFIED FINANCIAL SERVICES--0.0%
          840 TCR Holdings (Class B) (b).......................            1
          462 TCR Holdings (Class C) (b).......................            0
        1,219 TCR Holdings (Class D) (b).......................            1
        2,521 TCR Holdings (Class E) (b).......................            3
                                                                ------------
                                                                           5
                                                                ------------

              DIVERSIFIED TELECOMMUNICATION SERVICES--0.0%
          500 CSC Holdings, Inc................................       52,000
                                                                ------------

              TELECOMMUNICATIONS--0.1%
          374 Alamosa Holdings, Inc............................      129,030
                                                                ------------
              Total Preferred Stocks
               (Identified Cost $155,037)......................      181,035
                                                                ------------

   UNITS--0.0%
   -------------------------------------------------------------------------

              DIVERSIFIED FINANCIAL SERVICES--0.0%
      229,692 ContiFinancial Corp. (Liquidating Unit Trust) (f)        3,445
                                                                ------------
              Total Units
               (Identified Cost $0)............................        3,445
                                                                ------------

                                                                VALUE
       SHARES                                                  (NOTE 1)
      -------------------------------------------------------------------

                WIRELESS TELECOMMUNICATION SERVICES--0.0%
            125 Leap Wireless International, Inc. (144A) (b) $          1
                                                             ------------

                YANKEE--0.0%
          3,750 Republic of Venezuela (b)...................            0
                                                             ------------
                Total Warrants
                 (Identified Cost $40,147)..................            1
                                                             ------------

    SHORT TERM INVESTMENTS--34.1%
       FACE
      AMOUNT
    -----------------------------------------------------------------------

                COMMERCIAL PAPER--24.8%
    $ 5,079,000 Amsterdam Funding Corp.
                 1.090%, 01/13/04............................    5,077,155
      4,400,000 Bryant Park Funding, L.L.C.
                 1.100%, 01/13/04............................    4,398,387
      4,400,000 Clipper Receivables Corp.
                 1.080%, 01/14/04............................    4,398,284
      2,200,000 DaimlerChrysler North America Holding Corp.
                 1.350%, 01/14/04............................    2,198,927
      3,635,000 Falcon Asset Securitization
                 1.080%, 01/13/04............................    3,633,691
      2,200,000 Four Winds Funding Corp.
                 1.220%, 01/14/04............................    2,199,031
      2,200,000 General Motors Acceptance Corp.
                 1.370%, 01/14/04............................    2,198,912
      6,575,000 Jupiter Securitization Corp. 1.090%, 01/13/04    6,572,611
      6,582,000 Market Street Funding Corp. (144A)
                 1.100%, 01/14/04............................    6,579,385
      4,000,000 Polonius, Inc. 1.100%, 01/12/04..............    3,998,656
      1,000,000 Scaldis Capital, L.L.C. 1.090%, 01/12/04.....      999,667
      6,575,000 Tasman Funding, Inc. 1.110%, 01/13/04........    6,572,567
      4,400,000 Three Pillars Funding Corp.
                 1.090%, 01/14/04............................    4,398,268
      4,400,000 Variable Funding Capital Corp.
                 1.080%, 01/14/04............................    4,398,284
      4,400,000 Victory Receivable Corp. 1.110%, 01/13/04....    4,398,372
                                                              ------------
                                                                62,022,197
                                                              ------------

                REPURCHASE AGREEMENT--9.3%
     23,086,000 State Street Corp. Repurchase Agreement dated
                 12/31/03 at 0.800% to be repurchased at
                 $23,087,026 on 01/02/04, collateralized
                 by $16,105,000 U.S. Treasury Bond 8.875%
                 due 02/15/19 with a value of
                 $23,553,563.................................   23,086,000
                                                              ------------
                Total Short Term Investments
                 (Identified Cost $85,108,197)...............   85,108,197
                                                              ------------
                Total Investments--122.4%
                 (Identified Cost $296,297,613) (a)..........  305,725,472
                Other assets less liabilities................  (55,882,502)
                                                              ------------
                TOTAL NET ASSETS--100%....................... $249,842,970
                                                              ============

 See accompanying notes to statement of investments and financial statements.

                                    MSF-64

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

FORWARD CURRENCY CONTRACTS OUTSTANDING AS OF DECEMBER 31, 2003


                                          LOCAL     AGGREGATE               UNREALIZED
                                         CURRENCY     FACE                 APPRECIATION/
FORWARD CURRENCY CONTRACT DELIVERY DATE   AMOUNT      VALUE    TOTAL VALUE DEPRECIATION
------------------------- ------------- ---------- ----------- ----------- -------------
      Euro (bought)......   02/25/04     6,610,000 $ 8,315,417 $ 7,927,373   $ 388,044
      Euro (sold)........   02/25/04    13,147,414  16,539,520  15,644,108    (895,412)
      Euro (sold)........   02/25/04     6,610,000   8,315,417   8,081,717    (233,700)
      Euro (sold)........   02/25/04       311,160     391,441     382,726      (8,714)
                                                                             ---------
Net Unrealized Depreciation on Forward Currency Contracts.................   $(749,782)
                                                                             =========

FUTURES CONTRACTS

                                    EXPIRATION NUMBER OF CONTRACT  VALUATION AS OF  UNREALIZED
FUTURES CONTRACTS SHORT                DATE    CONTRACTS  AMOUNT     12/31/2003    DEPRECIATION
-----------------------             ---------- --------- --------- --------------- ------------
U.S. Treasury Notes 10 Year Futures 03/22/2004    (52)   5,761,938   $5,837,813      $(75,875)

 See accompanying notes to statement of investments and financial statements.

                                    MSF-65

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

     ASSETS
       Investments at value.....................             $305,725,472
       Cash.....................................                      444
       Foreign cash at value
        (Identified cost $98,395)...............                  100,599
       Receivable for:
        Securities sold.........................                       64
        Fund shares sold........................                1,966,243
        Dividends and interest..................                3,210,345
                                                             ------------
         Total Assets...........................              311,003,167
     LIABILITIES
       Payable for:
        Fund shares redeemed.................... $   294,839
        Securities purchased....................  59,906,189
        Open forward currency contracts--net....     749,782
        Futures variation margin................       8,125
       Accrued expenses:
        Management fees.........................     132,878
        Service and distribution fees...........      11,492
        Deferred trustees fees..................      15,882
        Other expenses..........................      41,010
                                                 -----------
         Total Liabilities......................               61,160,197
                                                             ------------
     NET ASSETS.................................             $249,842,970
                                                             ============
       Net assets consist of:
        Capital paid in.........................             $232,549,810
        Undistributed net investment income.....                9,301,470
        Accumulated net realized gains
         (losses)...............................                 (666,772)
        Unrealized appreciation (depreciation)
         on investments, futures contracts and
         foreign currency.......................                8,658,462
                                                             ------------
     NET ASSETS.................................             $249,842,970
                                                             ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($153,549,198 divided by
      12,176,625 shares outstanding)............             $      12.61
                                                             ============
     CLASS B
     Net asset value and redemption price per
      share ($267,956 divided by 21,296
      shares outstanding).......................             $      12.58
                                                             ============
     CLASS E
     Net asset value and redemption price per
      share ($96,025,816 divided by
      7,631,603 shares outstanding).............             $      12.58
                                                             ============
     Identified cost of investments.............             $296,297,613
                                                             ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

     INVESTMENT INCOME
       Dividends...............................             $    55,085(a)
       Interest................................              10,514,419
                                                            -----------
                                                             10,569,504
     EXPENSES
       Management fees......................... $1,269,439
       Service and distribution fees--Class B..        175
       Service and distribution fees--Class E..     83,677
       Directors' fees and expenses............     20,424
       Custodian...............................    169,260
       Audit and tax services..................     25,871
       Legal...................................      5,378
       Printing................................     74,170
       Insurance...............................      3,592
       Miscellaneous...........................      4,169
                                                ----------
       Total expenses..........................               1,656,155
                                                            -----------
     NET INVESTMENT INCOME.....................               8,913,349
                                                            -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................  5,817,476
       Futures contracts--net..................    (95,139)
       Foreign currency transactions--net......     85,656    5,807,993
                                                ----------
     Unrealized appreciation (depreciation) on:
       Investments--net........................  8,307,938
       Futures contracts--net..................    (75,875)
       Foreign currency transactions--net......   (693,522)   7,538,541
                                                ----------  -----------
     Net gain (loss)...........................              13,346,534
                                                            -----------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................             $22,259,883
                                                            ===========

(a)Net of foreign taxes of $536.

                See accompanying notes to financial statements.

                                    MSF-66

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2003          2002
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  8,913,349  $  7,983,396
  Net realized gain (loss)..........................................    5,807,993      (220,732)
  Unrealized appreciation (depreciation)............................    7,538,541     4,559,118
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   22,259,883    12,321,782
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (2,876,715)   (8,201,211)
    Class B.........................................................         (105)            0
    Class E.........................................................     (839,597)     (700,436)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (3,716,417)   (8,901,647)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   83,214,708    32,741,108
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  101,758,174    36,161,243

NET ASSETS
  Beginning of the period...........................................  148,084,796   111,923,553
                                                                     ------------  ------------
  End of the period................................................. $249,842,970  $148,084,796
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  9,301,470  $  3,678,619
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2003         DECEMBER 31, 2002
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  4,673,180  $ 56,354,490   4,164,573  $ 46,510,864
  Reinvestments...............................................    245,035     2,876,715     755,524     8,201,211
  Redemptions................................................. (3,411,367)  (41,120,318) (4,021,240)  (44,765,421)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  1,506,848  $ 18,110,887     898,857  $  9,946,654
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................     22,627  $    276,881         192  $      2,090
  Reinvestments...............................................          9           105           0             0
  Redemptions.................................................     (1,532)      (18,788)          0             0
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................     21,104  $    258,198         192  $      2,090
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................  6,505,607  $ 78,932,700   2,154,789  $ 23,854,122
  Reinvestments...............................................     71,577       839,597      65,097       700,436
  Redemptions................................................. (1,226,874)  (14,926,674)   (159,577)   (1,762,194)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  5,350,310  $ 64,845,623   2,060,309  $ 22,792,364
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.  6,878,262  $ 83,214,708   2,959,358  $ 32,741,108
                                                               ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-67

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                                              CLASS A
                                                          ----------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                          ----------------------------------------------
                                                            2003      2002      2001      2000     1999
                                                          --------  --------  --------  -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $  11.44  $  11.20  $  11.42  $ 10.67  $ 11.43
                                                          --------  --------  --------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................     0.51      0.69      0.70     0.77     0.95
  Net realized and unrealized gain (loss) on investments.     0.92      0.35      0.04    (0.02)   (0.78)
                                                          --------  --------  --------  -------  -------
  Total from investment operations.......................     1.43      1.04      0.74     0.75     0.17
                                                          --------  --------  --------  -------  -------
LESS DISTRIBUTIONS
  Distributions from net investment income...............    (0.26)    (0.80)    (0.96)    0.00    (0.93)
                                                          --------  --------  --------  -------  -------
  Total distributions....................................    (0.26)    (0.80)    (0.96)    0.00    (0.93)
                                                          --------  --------  --------  -------  -------
NET ASSET VALUE, END OF PERIOD........................... $  12.61  $  11.44  $  11.20  $ 11.42  $ 10.67
                                                          ========  ========  ========  =======  =======
TOTAL RETURN (%).........................................     12.6       9.6       6.6      7.0      1.4
Ratio of operating expenses to average net assets (%)....     0.81      0.85      0.84     0.78     0.81
Ratio of net investment income to average net assets (%).     4.66      6.25      6.44     6.90     8.15
Portfolio turnover rate (%)..............................      329       239       248      360      224
Net assets, end of period (000).......................... $153,549  $122,023  $109,448  $95,434  $94,910

                                                                     CLASS B                        CLASS E
                                                          -------------------------     ----------------------------
                                                                       JULY 30, 2002(A)    YEAR ENDED     MAY 1, 2001(A)
                                                           YEAR ENDED      THROUGH        DECEMBER 31,       THROUGH
                                                          DECEMBER 31,   DECEMBER 31,   ----------------   DECEMBER 31,
                                                              2003           2002         2003     2002        2001
                                                          ------------ ---------------- -------  -------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................    $11.41         $10.43      $ 11.42  $ 11.20      $10.80
                                                             ------         ------      -------  -------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................      0.23           0.14         0.42     0.73        0.10
  Net realized and unrealized gain (loss) on investments.      1.19           0.84         0.99     0.29        0.30
                                                             ------         ------      -------  -------      ------
  Total from investment operations.......................      1.42           0.98         1.41     1.02        0.40
                                                             ------         ------      -------  -------      ------
LESS DISTRIBUTIONS
  Distributions from net investment income...............     (0.25)          0.00        (0.25)   (0.80)       0.00
                                                             ------         ------      -------  -------      ------
  Total distributions....................................     (0.25)          0.00        (0.25)   (0.80)       0.00
                                                             ------         ------      -------  -------      ------
NET ASSET VALUE, END OF PERIOD...........................    $12.58         $11.41      $ 12.58  $ 11.42      $11.20
                                                             ======         ======      =======  =======      ======
TOTAL RETURN (%).........................................      12.6            9.4 (b)     12.5      9.4         3.7 (b)
Ratio of operating expenses to average net assets (%)....      1.06           1.10 (c)     0.96     1.00        0.99 (c)
Ratio of net investment income to average net assets (%).      3.95           5.66 (c)     4.34     6.03        5.50 (c)
Portfolio turnover rate (%)..............................       329            239          329      239         248
Net assets, end of period (000)..........................    $  268         $    2      $96,026  $26,060      $2,476

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-68

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--97.8% OF TOTAL NET ASSETS


           FACE                                              VALUE
          AMOUNT                                            (NOTE 1)
        ---------------------------------------------------------------

                    ASSET BACKED--2.0%
        $ 1,500,000 Commodore CDO I, Ltd. (144A)
                     1.700%, 02/24/34.................... $   1,477,500
          3,970,886 Wings 2003 1, Ltd. (144A)
                     1.680%, 11/15/35....................     3,891,468
                                                          -------------
                                                              5,368,968
                                                          -------------

                    FEDERAL AGENCIES--86.4%
          1,000,000 Federal Home Loan Bank
                     5.800%, 09/02/08....................     1,101,236
             18,001 Federal Home Loan Mortgage Corp.
                     7.500%, 05/01/07....................        19,108
              1,307 Federal Home Loan Mortgage Corp.
                     6.000%, 10/01/10....................         1,373
             28,909 Federal Home Loan Mortgage Corp.
                     7.000%, 07/01/11....................        30,827
              8,780 Federal Home Loan Mortgage Corp.
                     11.750%, 01/01/12...................         9,386
             69,382 Federal Home Loan Mortgage Corp.
                     6.500%, 08/01/13....................        73,412
              4,569 Federal Home Loan Mortgage Corp.
                     8.250%, 04/01/17....................         5,000
             22,824 Federal Home Loan Mortgage Corp.
                     9.000%, 10/01/17....................        24,764
             30,925 Federal Home Loan Mortgage Corp.
                     8.000%, 12/01/19....................        33,720
            119,566 Federal Home Loan Mortgage Corp.
                     8.000%, 07/01/20....................       129,773
         11,000,000 Federal Home Loan Mortgage Corp.
                     5.500%, 01/15/23 (h)................     1,215,322
             14,865 Federal Home Loan Mortgage Corp.
                     6.500%, 03/01/26....................        15,613
              8,711 Federal Home Loan Mortgage Corp.
                     6.500%, 06/01/26....................         9,149
            135,052 Federal Home Loan Mortgage Corp.
                     6.500%, 07/01/26....................       141,845
            256,812 Federal Home Loan Mortgage Corp.
                     6.000%, 10/01/28....................       265,943
            286,329 Federal Home Loan Mortgage Corp.
                     6.000%, 11/01/28....................       296,553
            729,165 Federal Home Loan Mortgage Corp.
                     8.000%, 09/01/31....................       786,161
          2,025,984 Federal Home Loan Mortgage Corp.
                     4.500%, 04/15/32....................     2,001,432
         22,000,000 Federal Home Loan Mortgage Corp.
                     5.000%, TBA.........................    21,711,250
         15,000,000 Federal Home Loan Mortgage Corp.
                     5.500%, TBA.........................    15,178,125
         22,900,000 Federal Home Loan Mortgage Corp.
                     6.000%, TBA.........................    23,658,563
         10,000,000 Federal Home Loan Mortgage Corp.
                     6.500%, TBA.........................    10,471,880
             30,399 Federal National Mortgage Association
                     6.500%, 06/01/08....................        32,402
              9,216 Federal National Mortgage Association
                     6.500%, 12/01/10....................         9,796

           FACE                                              VALUE
          AMOUNT                                            (NOTE 1)
        ---------------------------------------------------------------

                    FEDERAL AGENCIES--(CONTINUED)
        $   557,485 Federal National Mortgage Association
                     7.377%, 01/17/13 (d)................ $     590,841
            230,174 Federal National Mortgage Association
                     6.500%, 04/01/13....................       244,050
            116,803 Federal National Mortgage Association
                     6.500%, 07/01/13....................       123,844
            112,571 Federal National Mortgage Association
                     7.000%, 12/01/14....................       120,388
             14,353 Federal National Mortgage Association
                     7.000%, 07/01/15....................        15,285
             31,862 Federal National Mortgage Association
                     7.000%, 08/01/15....................        33,932
             11,822 Federal National Mortgage Association
                     12.500%, 09/20/15...................        13,567
            120,011 Federal National Mortgage Association
                     12.000%, 10/01/15...................       139,045
              5,912 Federal National Mortgage Association
                     12.000%, 01/15/16...................         6,751
             58,149 Federal National Mortgage Association
                     12.500%, 01/15/16...................        66,654
              2,492 Federal National Mortgage Association
                     11.500%, 09/01/19...................         2,829
             13,279 Federal National Mortgage Association
                     7.000%, 11/01/23....................        14,171
             27,839 Federal National Mortgage Association
                     6.500%, 03/01/26....................        29,194
             77,176 Federal National Mortgage Association
                     7.000%, 02/01/28....................        81,708
            212,017 Federal National Mortgage Association
                     7.000%, 10/01/28....................       224,247
             56,714 Federal National Mortgage Association
                     7.000%, 11/01/28....................        59,986
            123,367 Federal National Mortgage Association
                     10.341%, 12/28/28 (d)...............       137,112
            118,847 Federal National Mortgage Association
                     7.000%, 02/01/29....................       125,987
            503,009 Federal National Mortgage Association
                     6.500%, 04/01/29....................       526,107
             66,489 Federal National Mortgage Association
                     7.500%, 12/01/29....................        70,979
             66,212 Federal National Mortgage Association
                     7.000%, 01/01/30....................        70,163
          1,255,000 Federal National Mortgage Association
                     6.527%, 05/25/30 (d)................     1,366,486
             99,932 Federal National Mortgage Association
                     8.000%, 08/01/30....................       108,042
             68,549 Federal National Mortgage Association
                     8.000%, 10/01/30....................        74,113
            191,893 Federal National Mortgage Association
                     7.500%, 11/01/30....................       205,068
             60,744 Federal National Mortgage Association
                     7.500%, 01/01/31....................        64,914
              1,302 Federal National Mortgage Association
                     8.000%, 02/01/31....................         1,408
             16,180 Federal National Mortgage Association
                     8.000%, 03/01/31....................        17,395

 See accompanying notes to statement of investments and financial statements.

                                    MSF-69

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


          FACE                                                 VALUE
         AMOUNT                                               (NOTE 1)
       ------------------------------------------------------------------

                   FEDERAL AGENCIES--(CONTINUED)
       $15,000,000 Federal National Mortgage Association
                    5.000%, TBA............................ $  14,840,625
        44,000,000 Federal National Mortgage Association
                    5.500%, TBA............................    44,794,988
        44,000,000 Federal National Mortgage Association
                    6.000%, TBA............................    45,546,272
        26,000,000 Federal National Mortgage Association
                    6.500%, TBA............................    27,186,250
        14,000,000 Federal National Mortgage Association
                    7.000%, TBA............................    14,822,500
         2,000,000 Federal National Mortgage Association
                    8.000%, TBA............................     2,156,876
            43,773 Government National Mortgage Association
                    9.000%, 12/15/16.......................        48,665
           425,973 Government National Mortgage Association
                    8.500%, 06/15/25.......................       469,191
            65,291 Government National Mortgage Association
                    7.500%, 01/15/29.......................        69,970
            72,787 Government National Mortgage Association
                    7.500%, 09/15/29.......................        78,145
            44,780 Government National Mortgage Association
                    7.500%, 01/15/30.......................        47,948
            69,423 Government National Mortgage Association
                    7.500%, 02/15/30.......................        74,335
             2,634 Government National Mortgage Association
                    7.500%, 03/15/30.......................         2,820
            57,008 Government National Mortgage Association
                    7.500%, 04/15/30.......................        61,041
           141,198 Government National Mortgage Association
                    7.500%, 05/15/30.......................       151,546
            28,958 Government National Mortgage Association
                    7.500%, 06/15/30.......................        31,007
            70,885 Government National Mortgage Association
                    7.500%, 09/15/30.......................        75,900
                                                            -------------
                                                              232,214,978
                                                            -------------

                   U.S. TREASURY--9.4%
         1,500,000 United States Treasury Notes
                    5.250%, 05/15/04.......................     1,523,379
         5,000,000 United States Treasury Notes
                    2.250%, 07/31/04.......................     5,034,570
         2,000,000 United States Treasury Notes
                    6.750%, 05/15/05.......................     2,144,062
         5,000,000 United States Treasury Notes
                    5.750%, 11/15/05.......................     5,368,360
         2,000,000 United States Treasury Notes
                    3.250%, 08/15/07.......................     2,040,078
         7,300,000 United States Treasury Notes
                    3.375%, 11/15/08.......................     7,357,889

       FACE                                                      VALUE
      AMOUNT                                                    (NOTE 1)
    -----------------------------------------------------------------------

                U.S. TREASURY--(CONTINUED)
    $ 2,000,000 United States Treasury Notes
                 4.250%, 08/15/13........................... $   2,002,500
                                                             -------------
                                                                25,470,838
                                                             -------------
                Total Bonds & Notes
                 (Identified Cost $260,517,662).............   263,054,784
                                                             -------------

    SHORT TERM INVESTMENTS--82.3%
    -----------------------------------------------------------------------

                COMMERCIAL PAPER--7.6%
      4,575,000 DaimlerChrysler North America Holdings Corp.
                 1.350%, 01/14/04...........................     4,572,770
      4,575,000 Four Winds Funding Corp.
                 1.220%, 01/14/04...........................     4,572,984
      4,575,000 General Motors Acceptance Corp.
                 1.370%, 01/14/04...........................     4,572,737
      6,584,000 Variable Funding Capital Corp.
                 1.080%, 01/14/04...........................     6,581,432
                                                             -------------
                                                                20,299,923
                                                             -------------

                DISCOUNT NOTES--36.8%
     40,000,000 Federal Farm Credit Bank
                 0.970%, 01/05/04...........................    39,995,689
     58,000,000 Federal Home Loan Bank
                 1.010%, 01/13/04...........................    57,980,473
      1,000,000 Student Loan Marketing
                 1.010%, 01/13/04...........................       999,663
                                                             -------------
                                                                98,975,825
                                                             -------------

                REPURCHASE AGREEMENT--13.0%
     34,897,000 Warburg Dillon Reed Repurchase Agreement
                 dated 12/31/03 at 0.830% to be
                 repurchased at $34,898,609 on 01/02/04,
                 collateralized by $25,562,000 U.S. Treasury
                 Bond 8.125% due 08/15/21 with a value of
                 $35,594,829................................    34,897,000
                                                             -------------

                U.S. TREASURY--24.9%
     67,000,000 United States Treasury Bills
                 0.890%, 01/02/04...........................    66,998,344
                                                             -------------
                Total Short Term Investments
                 (Identified Cost $221,171,092).............   221,171,092
                                                             -------------
                Total Investments--180.1%
                 (Identified Cost $481,688,754) (a).........   484,225,876
                Other assets less liabilities...............  (215,419,719)
                                                             -------------
                TOTAL NET ASSETS--100%...................... $ 268,806,157
                                                             =============

FUTURE CONTRACTS

                                    EXPIRATION NUMBER OF  CONTRACT  VALUATION AS OF NET UNREALIZED
FUTURES CONTRACTS SHORT                DATE    CONTRACTS   AMOUNT     12/31/2003     DEPRECIATION
-----------------------             ---------- --------- ---------- --------------- --------------
U.S. Treasury Notes 10 Year Futures 03/22/2004    (19)   $2,105,324   $2,133,047       $(27,723)

 See accompanying notes to statement of investments and financial statements.

                                    MSF-70

METROPOLITAN SERIES FUND

 SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

     ASSETS
       Investments at value.....................              $449,328,876
       Investments in repurchase agreements.....                34,897,000
       Cash.....................................                       225
       Receivable for:
        Fund shares sold........................                 3,496,106
        Interest................................                   855,577
                                                              ------------
         Total Assets...........................               488,577,784
     LIABILITIES
       Payable for:
        Fund shares redeemed.................... $    367,264
        Securities purchased....................  219,226,519
        Futures variation margin................        2,969
       Accrued expenses:
        Management fees.........................      122,677
        Service and distribution fees...........       14,012
        Deferred trustees fees..................       13,726
        Other expenses..........................       24,460
                                                 ------------
         Total Liabilities......................               219,771,627
                                                              ------------
     NET ASSETS.................................              $268,806,157
                                                              ============
       Net assets consist of:
        Capital paid in.........................              $260,528,628
        Undistributed net investment income.....                 3,309,737
        Accumulated net realized gains
         (losses)...............................                 2,458,393
        Unrealized appreciation (depreciation)
         on investments and foreign
         currency...............................                 2,509,399
                                                              ------------
     NET ASSETS.................................              $268,806,157
                                                              ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($154,009,888 divided by
      12,476,672 shares outstanding)............              $      12.34
                                                              ============
     CLASS B
     Net asset value and redemption price per
      share ($346,575 divided by 28,161
      shares outstanding).......................              $      12.31
                                                              ============
     CLASS E
     Net asset value and redemption price per
      share ($114,449,694 divided by
      9,299,218 shares outstanding).............              $      12.31
                                                              ============
     Identified cost of investments.............              $481,688,754
                                                              ============


STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

      INVESTMENT INCOME
        Interest................................              $ 5,132,115
                                                              -----------
      EXPENSES
        Management fees......................... $ 1,516,747
        Deferred expense reimbursement..........      11,105
        Service and distribution fees--Class B..         322
        Service and distribution fees--Class E..     148,163
        Directors' fees and expenses............      20,252
        Custodian...............................     102,566
        Audit and tax services..................      22,300
        Legal...................................       7,864
        Printing................................     113,894
        Insurance...............................       5,217
        Miscellaneous...........................       4,609
                                                 -----------
        Total expenses..........................                1,953,039
                                                              -----------
      NET INVESTMENT INCOME.....................                3,179,076
                                                              -----------
      REALIZED AND UNREALIZED GAIN (LOSS)
      Realized gain (loss) on:
        Investments--net........................   3,037,222
        Futures contracts--net..................    (153,835)   2,883,387
                                                 -----------  -----------
      Unrealized appreciation (depreciation) on:
        Investments--net........................  (2,054,002)
        Futures contracts--net..................     (27,723)  (2,081,725)
                                                 -----------  -----------
      Net gain (loss)...........................                  801,662
                                                              -----------
      NET INCREASE (DECREASE) IN NET ASSETS
       FROM OPERATIONS..........................              $ 3,980,738
                                                              ===========

                See accompanying notes to financial statements.

                                    MSF-71

METROPOLITAN SERIES FUND

 SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2003          2002
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  3,179,076  $  3,564,933
  Net realized gain (loss)..........................................    2,883,387     5,480,772
  Unrealized appreciation (depreciation)............................   (2,081,725)    3,616,935
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................    3,980,738    12,662,640
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (1,231,008)   (3,873,917)
    Class B.........................................................         (320)            0
    Class E.........................................................     (559,594)     (619,393)
                                                                     ------------  ------------
                                                                       (1,790,922)   (4,493,310)
                                                                     ------------  ------------
   Net realized gain
    Class A.........................................................   (1,884,506)   (2,058,355)
    Class B.........................................................         (529)            0
    Class E.........................................................     (925,195)     (399,391)
                                                                     ------------  ------------
                                                                       (2,810,230)   (2,457,746)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (4,601,152)   (6,951,056)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   21,174,007   134,186,646
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   20,553,593   139,898,230

NET ASSETS
  Beginning of the period...........................................  248,252,564   108,354,334
                                                                     ------------  ------------
  End of the period................................................. $268,806,157  $248,252,564
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  3,309,737  $  1,752,409
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2003         DECEMBER 31, 2002
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  4,334,719  $ 53,384,643  10,458,929  $127,000,023
  Reinvestments...............................................    254,952     3,115,514     496,916     5,932,272
  Redemptions................................................. (6,780,810)  (83,098,455) (4,818,108)  (58,490,162)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease)..................................... (2,191,139) $(26,598,298)  6,137,737  $ 74,442,133
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................     33,324  $    407,454         175  $      2,119
  Reinvestments...............................................         69           849           0             0
  Redemptions.................................................     (5,407)      (65,524)          0             0
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................     27,986  $    342,779         175  $      2,119
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................  7,176,813  $ 88,146,999   5,250,111  $ 63,562,494
  Reinvestments...............................................    121,704     1,484,789      85,406     1,018,784
  Redemptions................................................. (3,460,662)  (42,202,262)   (399,904)   (4,838,884)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  3,837,855  $ 47,429,526   4,935,613  $ 59,742,394
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.  1,674,702  $ 21,174,007  11,073,525  $134,186,646
                                                               ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-72

METROPOLITAN SERIES FUND, INC.

 SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                   CLASS A
                                ---------------------------------------------
                                           YEAR ENDED DECEMBER 31,
                                ---------------------------------------------
                                  2003      2002      2001     2000     1999
                                --------  --------  --------  ------- -------
 NET ASSET VALUE, BEGINNING OF
  PERIOD....................... $  12.34  $  11.97  $  11.94  $ 10.81 $ 11.47
                                --------  --------  --------  ------- -------
 INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income........     0.18      0.38      0.37     0.67    0.65
  Net realized and unrealized
    gain (loss) on investments.     0.02      0.54      0.41     0.46   (0.62)
                                --------  --------  --------  ------- -------
  Total from investment
    operations.................     0.20      0.92      0.78     1.13    0.03
                                --------  --------  --------  ------- -------
 LESS DISTRIBUTIONS
  Distributions from net
    investment income..........    (0.08)    (0.38)    (0.75)    0.00   (0.66)
  Distributions from net
    realized capital gains.....    (0.12)    (0.17)     0.00     0.00   (0.03)
                                --------  --------  --------  ------- -------
  Total Distributions..........    (0.20)    (0.55)    (0.75)    0.00   (0.69)
                                --------  --------  --------  ------- -------
 NET ASSET VALUE, END OF PERIOD $  12.34  $  12.34  $  11.97  $ 11.94 $ 10.81
                                ========  ========  ========  ======= =======
 TOTAL RETURN (%)..............      1.7       7.9       6.7     10.5     0.2
 Ratio of operating expenses
  to average net assets (%)....     0.65      0.70      0.70     0.70    0.70
 Ratio of net investment
  income to average net assets
  (%)..........................     1.22      2.20      4.49     6.29    5.89
 Portfolio turnover rate (%)...      882       672       362      583     530
 Net assets, end of period
  (000)........................ $154,010  $180,989  $102,066  $57,173 $50,967
 The ratios of operating
  expenses to average net
  assets without giving effect
  to the contractual expense
  agreement would have been (%)       --      0.70      0.73     0.71    0.72

                                          CLASS B                         CLASS E
                               --------------------------    ------------------------------
                                            JULY 30, 2002(A)     YEAR ENDED     MAY 1, 2001(A)
                                YEAR ENDED      THROUGH         DECEMBER 31,       THROUGH
                               DECEMBER 31,   DECEMBER 31,   -----------------   DECEMBER 31,
                                   2003           2002         2003      2002        2001
                               ------------ ---------------- --------  -------  --------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................    $12.31         $11.88      $  12.32  $ 11.96      $11.45
                                  ------         ------      --------  -------      ------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income........      0.06           0.04          0.12     0.31        0.07
 Net realized and unrealized
   gain (loss) on investments.      0.14           0.39          0.07     0.42        0.44
                                  ------         ------      --------  -------      ------
 Total from investment
   operations.................      0.20           0.43          0.19     0.73        0.51
                                  ------         ------      --------  -------      ------
LESS DISTRIBUTIONS
 Distributions from net
   investment income..........     (0.08)          0.00         (0.08)   (0.20)       0.00
 Distributions from net
   realized capital gains.....     (0.12)          0.00         (0.12)   (0.17)       0.00
                                  ------         ------      --------  -------      ------
 Total Distributions..........     (0.20)          0.00         (0.20)   (0.37)       0.00
                                  ------         ------      --------  -------      ------
NET ASSET VALUE, END OF PERIOD    $12.31         $12.31      $  12.31  $ 12.32      $11.96
                                  ======         ======      ========  =======      ======
TOTAL RETURN (%)..............       1.6            3.6(b)        1.5      7.7         4.5(b)
Ratio of operating expenses
 to average net assets (%)....      0.90           0.95(c)       0.80     0.85        0.85(c)
Ratio of net investment
 income to average net assets
 (%)..........................      0.79           1.34(c)       1.03     2.05        3.39(c)
Portfolio turnover rate (%)...       882            672           882      672         362
Net assets, end of period
 (000)........................    $  347         $    2      $114,450  $67,262      $6,289
The ratios of operating
 expenses to average net
 assets without giving effect
 to the contractual expense
 agreement would have been (%)        --           0.95(c)         --     0.85        0.88(c)

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-73

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH BOND INCOME PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--98.2% OF TOTAL NET ASSETS


          FACE                                                 VALUE
         AMOUNT                                               (NOTE 1)
       ------------------------------------------------------------------

                   AEROSPACE & DEFENSE--1.2%
       $ 1,150,000 L-3 Communications Holdings, Inc.
                    7.625%, 06/15/12...................... $    1,246,313
         3,050,000 Raytheon Co. 4.850%, 01/15/11..........      3,054,029
         4,182,208 Systems 2001 Asset Trust, L.L.C. (144A)
                    6.664%, 09/15/13......................      4,622,176
         2,100,000 The Boeing Co. 8.750%, 08/15/21........      2,668,728
           750,000 United Technologies Corp.
                    7.125%, 11/15/10......................        878,224
                                                           --------------
                                                               12,469,470
                                                           --------------

                   AGRICULTURAL MACHINERY--0.2%
         1,550,000 Case New Holland, Inc. (144A)
                    9.250%, 08/01/11......................      1,736,000
                                                           --------------

                   AIRLINES--0.6%
         2,699,257 Continental Airlines, Inc.
                    6.703%, 12/15/22......................      2,641,316
         2,900,000 Delta Airlines, Inc. 6.417%, 07/02/12..      3,108,373
                                                           --------------
                                                                5,749,689
                                                           --------------

                   ASSET BACKED--3.9%
         2,575,000 Amortizing Residential Collateral Trust
                    2.341%, 07/25/32 (d)..................      2,559,535
         2,600,000 Centex Home Equity Loan Trust
                    3.191%, 12/25/32 (d)..................      2,630,999
         1,025,000 Chase Funding Net Interest Margin Trust
                    (144A) 5.000%, 01/27/35...............      1,023,565
         2,605,000 Citibank Credit Card Issuance Trust
                    7.450%, 09/15/07......................      2,817,171
         1,000,000 Citibank Credit Card Issuance Trust
                    6.650%, 05/15/08......................      1,080,093
         1,825,000 Citibank Credit Card Issuance Trust
                    1.641%, 12/10/08 (d)..................      1,837,487
         4,500,000 Distribution Financial Services Trust
                    5.670%, 01/17/17......................      4,638,369
         2,725,000 Ford Credit Auto Owner Trust
                    4.790%, 11/15/06......................      2,810,093
           972,539 Hedged Mutual Fund Fee Trust (144A)
                    5.220%, 11/30/10 (d)..................        972,539
         1,350,000 MBNA Credit Card Master Note Trust
                    6.550%, 12/15/08......................      1,460,729
         5,125,000 MBNA Credit Card Master Note Trust
                    2.383%, 06/15/09 (d)..................      5,212,833
            10,000 MBNA Master Credit Card Trust II
                    6.600%, 04/16/07......................         10,447
         1,125,000 MBNA Master Credit Card Trust II
                    7.000%, 02/15/12......................      1,300,369
         2,425,000 Option One Mortgage Loan Trust
                    1.891%, 11/25/32 (d)..................      2,436,462
         2,050,000 Option One Mortgage Loan Trust
                    2.841%, 04/25/33 (d)..................      2,073,868

       FACE                                                      VALUE
      AMOUNT                                                    (NOTE 1)
    -----------------------------------------------------------------------

                ASSET BACKED--(CONTINUED)
    $ 2,575,000 Residential Asset Securities Corp.
                 2.891%, 01/25/33 (d)....................... $    2,600,593
      3,900,000 Structured Asset Investment Loan Trust
                 3.270%, 04/25/33 (d).......................      3,916,758
                                                             --------------
                                                                 39,381,910
                                                             --------------

                AUTO PARTS--0.6%
        725,000 ArvinMeritor, Inc. 8.750%, 03/01/12.........        830,125
      1,100,000 Briggs & Stratton Corp. 8.875%, 03/15/11....      1,292,500
      1,475,000 Dana Corp. 9.000%, 08/15/11.................      1,777,375
      1,150,000 Lear Corp. 7.960%, 05/15/05.................      1,230,500
      1,000,000 TRW Automotive, Inc. 9.375%, 02/15/13.......      1,142,500
                                                             --------------
                                                                  6,273,000
                                                             --------------

                AUTOMOBILES--0.9%
        600,000 AutoNation, Inc. 9.000%, 08/01/08...........        688,500
      2,225,000 DaimlerChrysler North America Holding Corp.
                 8.500%, 01/18/31...........................      2,658,395
        950,000 Ford Motor Co. 7.450%, 07/16/31.............        959,995
      4,025,000 General Motors Corp. 8.250%, 07/15/23.......      4,570,021
                                                             --------------
                                                                  8,876,911
                                                             --------------

                BIOTECHNOLOGY--0.3%
        475,000 AmerisourceBergen Corp.
                 7.250%, 11/15/12...........................        511,813
      2,125,000 Beckman Coulter, Inc. 7.450%, 03/04/08......      2,405,043
        475,000 Bio-Rad Laboratories, Inc.
                 7.500%, 08/15/13...........................        522,500
                                                             --------------
                                                                  3,439,356
                                                             --------------

                BUILDING & CONSTRUCTION--0.4%
      1,100,000 Beazer Homes USA, Inc.
                 8.375%, 04/15/12...........................      1,212,750
      1,100,000 D.R. Horton, Inc. 8.500%, 04/15/12..........      1,243,000
      1,900,000 Pulte Homes, Inc. 6.375%, 05/15/33..........      1,849,454
                                                             --------------
                                                                  4,305,204
                                                             --------------

                BUSINESS SERVICES--0.1%
      1,150,000 Unisys Corp. 6.875%, 03/15/10...............      1,244,875
                                                             --------------

                CHEMICALS--0.4%
      1,075,000 Equistar Chemical Funding
                 10.125%, 09/01/08..........................      1,177,125
      1,125,000 FMC Corp. 10.250%, 11/01/09.................      1,316,250
      1,050,000 ISP Chemco, Inc. 10.250%, 07/01/11..........      1,181,250
        650,000 Lyondell Chemical Co. 9.625%, 05/01/07......        689,000
                                                             --------------
                                                                  4,363,625
                                                             --------------

                COLLATERALIZED MORTGAGE OBLIGATIONS--8.2%
      2,075,000 Bear Stearns Commercial Mortgage Securities,
                 Inc. 7.080%, 06/15/09......................      2,359,888
      1,825,000 Cheyne Investment Grade CDO I (144A)
                 2.920%, 09/26/09 (d).......................      1,736,123

 See accompanying notes to statement of investments and financial statements.

                                    MSF-74

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH BOND INCOME PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


      FACE                                                        VALUE
     AMOUNT                                                      (NOTE 1)
   -------------------------------------------------------------------------

               COLLATERALIZED MORTGAGE OBLIGATIONS--(CONTINUED)
   $ 5,650,000 Commercial Mortgage Acceptance Corp.
                (144A) 6.230%, 07/15/31...................... $    4,881,034
     2,700,000 Countrywide Asset-Backed Certificates
                2.791%, 03/26/33 (d).........................      2,726,521
     2,007,000 Countrywide Home Loans, Inc.
                4.676%, 02/19/34 (d).........................      2,007,000
     1,045,000 FFCA Secured Lending Corp.
                6.940%, 09/18/25.............................      1,053,624
     4,096,969 GGP Mall Properties Trust
                5.558%, 11/15/11.............................      4,350,797
     2,800,000 Holmes Financing, Plc.
                2.600%, 07/15/40 (d).........................      2,800,000
     2,112,000 IStar Asset Receivables Trust (144A)
                2.241%, 08/28/22.............................      2,112,000
     2,300,000 J.P. Morgan Commercial Mortgage Finance
                Corp. 7.238%, 09/15/29.......................      2,623,641
     5,385,000 J.P. Morgan Commercial Mortgage
                Finance Corp. 6.507%, 10/15/35...............      6,002,766
     4,356,508 LB-UBS Commercial Mortgage Trust
                5.642%, 12/15/25.............................      4,674,427
     4,075,000 LB-UBS Commercial Mortgage Trust
                4.559%, 09/15/27 (d).........................      4,091,626
     3,749,669 LB-UBS Commercial Mortgage Trust (144A)
                6.155%, 07/14/16.............................      4,044,358
        96,433 Morgan Stanley Capital I, Inc.
                6.190%, 03/15/30.............................         97,935
     4,033,242 Morgan Stanley Capital I, Inc. (144A)
                7.220%, 07/15/29.............................      4,443,813
     1,675,000 NationsLink Funding Corp.
                6.476%, 08/20/30.............................      1,864,360
     1,325,000 NationsLink Funding Corp.
                6.795%, 08/20/30.............................      1,484,209
     2,575,000 NationsLink Funding Corp. (Class E)
                7.105%, 08/20/30.............................      2,769,717
     1,757,217 PNC Mortgage Acceptance Corp.
                7.050%, 10/12/33.............................      1,935,049
     3,850,000 PNC Mortgage Acceptance Corp.
                7.300%, 10/12/33.............................      4,461,638
     5,375,000 Principal Residential Mortgage Capital (144A)
                4.550%, 12/20/04.............................      5,426,062
     2,525,000 Residential Asset Security Mortgage Pass
                Through Certificates
                2.891%, 04/25/33 (d).........................      2,542,928
     1,850,000 Salomon Brothers Mortgage Securities VII, Inc.
                (144A) 6.134%, 02/18/34......................      2,003,186
       860,909 Washington Mutual Mortgage Pass Through
                Certificates 5.572%, 06/25/32................        872,550
     5,875,000 Washington Mutual, Inc.
                3.423%, 05/25/33 (d).........................      5,904,570
     4,750,000 Washington Mutual, Inc.
                3.695%, 06/25/33 (d).........................      4,694,226
                                                              --------------
                                                                  83,964,048
                                                              --------------

          FACE                                                VALUE
         AMOUNT                                              (NOTE 1)
       -----------------------------------------------------------------

                   COMPUTERS & BUSINESS EQUIPMENT--0.5%
       $ 4,150,000 Hewlett-Packard Co. 3.625%, 03/15/08.. $    4,157,051
         1,125,000 Seagate Technology HDD Holdings
                    8.000%, 05/15/09.....................      1,212,187
                                                          --------------
                                                               5,369,238
                                                          --------------

                   CONGLOMERATES--0.6%
         5,200,000 General Electric Co. 5.000%, 02/01/13.      5,258,942
           850,000 SPX Corp. 6.250%, 06/15/11............        873,375
                                                          --------------
                                                               6,132,317
                                                          --------------

                   CONTAINERS & GLASS--0.4%
         1,000,000 Anchor Glass Container Corp.
                    11.000%, 02/15/13....................      1,160,000
         1,125,000 Ball Corp. 6.875%, 12/15/12...........      1,175,625
           500,000 Owens-Brockway Glass Container, Inc.
                    7.750%, 05/15/11.....................        536,875
         1,000,000 Packaging Corp. of America
                    4.375%, 08/01/08.....................      1,000,994
                                                          --------------
                                                               3,873,494
                                                          --------------

                   ELECTRICAL EQUIPMENT--0.2%
         1,000,000 Ametek, Inc. 7.200%, 07/15/08.........      1,092,500
           300,000 Rayovac Corp. 8.500%, 10/01/13........        318,000
           800,000 Thomas & Betts Corp. 7.250%, 06/01/13.        824,000
                                                          --------------
                                                               2,234,500
                                                          --------------

                   ELECTRICAL UTILITIES--1.7%
         1,900,000 Dominion Resources, Inc.
                    8.125%, 06/15/10.....................      2,279,145
         2,425,000 DTE Energy Co. 6.450%, 06/01/06.......      2,621,279
         2,675,000 Entergy Gulf States, Inc. (144A)
                    3.600%, 06/01/08.....................      2,578,481
           350,000 Georgia Power Co. 5.125%, 11/15/12....        357,064
         2,075,000 Indiana Michigan Power Co.
                    6.125%, 12/15/06.....................      2,247,553
         2,325,000 KeySpan Corp. 7.625%, 11/15/10........      2,769,282
           825,000 KeySpan Gas East Corp.
                    7.875%, 02/01/10.....................        986,523
         3,085,000 Progress Energy, Inc. 7.100%, 03/01/11      3,475,635
                                                          --------------
                                                              17,314,962
                                                          --------------

                   ELECTRONICS--0.3%
           725,000 Fisher Scientific International, Inc.
                    8.000%, 09/01/13.....................        777,563
         1,175,000 Loral Corp. 7.000%, 09/15/23..........      1,289,406
         1,000,000 PerkinElmer, Inc. 8.875%, 01/15/13....      1,145,000
                                                          --------------
                                                               3,211,969
                                                          --------------

                   ENERGY--0.1%
           900,000 Massey Energy Co. (144A)
                    6.625%, 11/15/10.....................        922,500
                                                          --------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-75

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH BOND INCOME PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


         FACE                                                  VALUE
        AMOUNT                                                (NOTE 1)
      -------------------------------------------------------------------

                  ENVIRONMENTAL CONTROL--0.4%
      $ 2,425,000 Allied Waste North America, Inc.
                   7.875%, 01/01/09....................... $    2,528,062
          975,000 Allied Waste North America, Inc.
                   10.000%, 08/01/09......................      1,053,000
                                                           --------------
                                                                3,581,062
                                                           --------------

                  FEDERAL AGENCIES--37.1%
          112,504 Federal Home Loan Mortgage Corp.
                   9.000%, 12/01/09.......................        122,335
           12,522 Federal National Mortgage Association
                   7.750%, 09/01/06.......................         12,784
           83,924 Federal National Mortgage Association
                   7.750%, 03/01/08.......................         88,792
            8,371 Federal National Mortgage Association
                   7.750%, 04/01/08.......................          8,856
           19,447 Federal National Mortgage Association
                   8.000%, 06/01/08.......................         20,885
          127,535 Federal National Mortgage Association
                   8.250%, 07/01/08.......................        135,150
          155,859 Federal National Mortgage Association
                   8.500%, 02/01/09.......................        167,934
           35,662 Federal National Mortgage Association
                   8.500%, 09/01/09.......................         38,219
          666,871 Federal National Mortgage Association
                   6.500%, 07/01/14.......................        707,307
           26,203 Federal National Mortgage Association
                   9.000%, 04/01/16.......................         28,891
        1,699,968 Federal National Mortgage Association
                   6.000%, 07/01/16.......................      1,785,540
        8,595,339 Federal National Mortgage Association
                   6.500%, 04/01/17.......................      9,106,651
          695,520 Federal National Mortgage Association
                   6.500%, 11/01/27.......................        729,592
        4,981,716 Federal National Mortgage Association
                   6.500%, 12/01/29 (d)...................      5,215,259
        9,825,000 Federal National Mortgage Association
                   7.250%, 05/15/30.......................     11,997,258
        7,175,000 Federal National Mortgage Association
                   4.500%, TBA............................      7,181,730
       52,050,000 Federal National Mortgage Association
                   5.000%, TBA............................     52,649,620
       66,575,000 Federal National Mortgage Association
                   5.500%, TBA............................     67,800,866
       81,825,000 Federal National Mortgage Association
                   6.000%, TBA............................     84,946,189
       45,950,000 Federal National Mortgage Association
                   6.500%, TBA............................     48,046,469
        4,325,000 Federal National Mortgage Association
                   7.000%, TBA............................      4,579,094
        3,925,000 Federal National Mortgage Association
                   7.500%, TBA............................      4,193,619
           22,549 Government National Mortgage Association
                   7.500%, 05/15/07.......................         23,863
        1,066,352 Government National Mortgage Association
                   7.500%, 12/15/14.......................      1,148,674

         FACE                                                  VALUE
        AMOUNT                                                (NOTE 1)
      -------------------------------------------------------------------

                  FEDERAL AGENCIES--(CONTINUED)
      $    19,898 Government National Mortgage Association
                   9.000%, 10/15/16....................... $       22,222
           20,720 Government National Mortgage Association
                   8.500%, 01/15/17.......................         22,930
           14,579 Government National Mortgage Association
                   8.500%, 02/15/17.......................         16,135
           31,186 Government National Mortgage Association
                   8.500%, 03/15/17.......................         34,513
           33,093 Government National Mortgage Association
                   8.500%, 05/15/17.......................         36,624
            3,792 Government National Mortgage Association
                   8.500%, 11/15/17.......................          4,197
            3,099 Government National Mortgage Association
                   8.500%, 10/15/21.......................          3,420
           21,852 Government National Mortgage Association
                   8.500%, 11/15/21.......................         24,118
           11,825 Government National Mortgage Association
                   8.500%, 05/15/22.......................         13,042
            4,058 Government National Mortgage Association
                   8.500%, 10/15/22.......................          4,475
          881,141 Government National Mortgage Association
                   6.500%, 05/15/29.......................        930,285
          120,553 Government National Mortgage Association
                   8.000%, 11/15/29.......................        130,547
        4,715,237 Government National Mortgage Association
                   6.500%, 06/15/32.......................      4,971,241
        3,772,899 Government National Mortgage Association
                   6.000%, 09/20/33.......................      3,904,488
       15,274,235 Government National Mortgage Association
                   5.000%, 10/20/33.......................     15,117,483
        6,082,187 Government National Mortgage Association
                   6.000%, 10/20/33.......................      6,315,299
        7,930,020 Government National Mortgage Association
                   6.000%, 11/20/33.......................      8,206,599
       20,325,000 Government National Mortgage Association
                   5.500%, TBA............................     20,661,622
        7,200,000 Government National Mortgage Association
                   6.500%, TBA............................      7,587,000
        8,525,000 Government National Mortgage Association
                   7.000%, TBA............................      9,081,785
                                                           --------------
                                                              377,823,602
                                                           --------------

                  FINANCE & BANKING--7.9%
        3,725,000 Bank of America Corp. 7.400%, 01/15/11..      4,368,792
        2,765,000 Bombardier Capital, Inc. (144A)
                   6.125%, 06/29/06.......................      2,941,269
        4,000,000 Burlington Resources Finance Co.
                   7.200%, 08/15/31.......................      4,607,340
        2,175,000 CIT Group, Inc. 4.125%, 02/21/06........      2,250,707
        2,850,000 EOP Operating, L.P. 6.500%, 06/15/04....      2,912,848
        2,500,000 ERAC USA Finance Co. (144A)
                   6.625%, 02/15/05.......................      2,616,450
          450,000 ERAC USA Finance Co. (144A)
                   8.250%, 05/01/05.......................        485,376

 See accompanying notes to statement of investments and financial statements.

                                    MSF-76

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH BOND INCOME PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


          FACE                                                VALUE
         AMOUNT                                              (NOTE 1)
       -----------------------------------------------------------------

                   FINANCE & BANKING--(CONTINUED)
       $ 1,375,000 ERAC USA Finance Co. (144A)
                    6.625%, 05/15/06..................... $    1,488,226
         1,600,000 ERAC USA Finance Co. (144A)
                    7.350%, 06/15/08.....................      1,828,019
         1,750,000 First National Bank of Boston
                    7.375%, 09/15/06.....................      1,965,803
         8,950,000 Ford Motor Credit Co. 7.375%, 10/28/09      9,828,541
         4,925,000 General Electric Capital Corp.
                    6.125%, 02/22/11.....................      5,418,072
         1,225,000 General Electric Capital Corp.
                    6.750%, 03/15/32.....................      1,356,223
         5,825,000 General Motors Acceptance Corp.
                    6.125%, 02/01/07.....................      6,264,304
         4,575,000 Household Finance Corp.
                    6.375%, 10/15/11.....................      5,037,917
         3,725,000 Household Finance Corp.
                    6.375%, 11/27/12.....................      4,086,526
         4,375,000 International Lease Finance Corp.
                    5.750%, 02/15/07.....................      4,732,967
         4,850,000 MBNA Corp. 5.625%, 11/30/07...........      5,189,578
         2,150,000 Merry Land & Investments, Inc.
                    7.250%, 06/15/05.....................      2,306,705
         4,150,000 Simon Debartolo Group, L.P.
                    6.875%, 11/15/06.....................      4,623,660
         2,475,000 Sprint Capital Corp. 8.750%, 03/15/32.      2,923,940
         1,475,000 Union Planters Bank 5.125%, 06/15/07..      1,571,177
         1,300,000 Union Planters Corp. 4.375%, 12/01/10.      1,294,654
                                                          --------------
                                                              80,099,094
                                                          --------------

                   FOOD & BEVERAGES--0.1%
         1,150,000 Dean Foods Co. 8.150%, 08/01/07.......      1,270,750
                                                          --------------

                   FOREST PRODUCTS & PAPER--0.6%
           725,000 Boise Cascade Co. 6.500%, 11/01/10....        756,290
         1,175,000 Georgia-Pacific Corp. 8.875%, 02/01/10      1,339,500
         1,675,000 International Paper Co.
                    5.850%, 10/30/12 (d).................      1,745,060
         2,075,000 Weyerhaeuser Co. 6.750%, 03/15/12.....      2,263,701
                                                          --------------
                                                               6,104,551
                                                          --------------

                   GAS & OIL--1.2%
           975,000 Chesapeake Energy Corp.
                    8.125%, 04/01/11.....................      1,082,250
         2,050,000 Devon Energy Corp. 7.950%, 04/15/32...      2,471,812
         3,850,000 Pemex Project Funding Master Trust
                    7.375%, 12/15/14.....................      4,109,875
           900,000 The Premcor Refining Group, Inc.
                    9.250%, 02/01/10.....................      1,008,000
         1,950,000 Valero Energy Corp. 7.375%, 03/15/06..      2,139,039
         1,025,000 XTO Energy, Inc. 7.500%, 04/15/12.....      1,158,250
                                                          --------------
                                                              11,969,226
                                                          --------------

          FACE                                                 VALUE
         AMOUNT                                               (NOTE 1)
       ------------------------------------------------------------------

                   GAS & PIPELINE UTILITIES--0.2%
       $ 1,575,000 El Paso Production Holding Co. (144A)
                    7.750%, 06/01/13...................... $    1,551,375
                                                           --------------

                   HEALTH CARE--PRODUCTS--0.3%
         1,025,000 Tenet Healthcare Corp. 6.375%, 12/01/11        984,000
         2,200,000 UnitedHealth Group, Inc.
                    7.500%, 11/15/05......................      2,415,202
                                                           --------------
                                                                3,399,202
                                                           --------------

                   HOTELS & RESTAURANTS--0.3%
           975,000 John Q Hammons Hotels, L.P.
                    8.875%, 05/15/12......................      1,074,937
           700,000 MGM Grand, Inc. 6.875%, 02/06/08.......        747,250
         1,200,000 Park Place Entertainment Corp.
                    7.875%, 03/15/10......................      1,329,000
                                                           --------------
                                                                3,151,187
                                                           --------------

                   INDUSTRIAL MACHINERY--0.1%
           700,000 Kennametal, Inc. 7.200%, 06/15/12......        742,461
           475,000 Terex Corp. 9.250%, 07/15/11...........        522,500
                                                           --------------
                                                                1,264,961
                                                           --------------

                   INSURANCE--0.8%
         3,900,000 John Hancock Global Funding (144A)
                    7.900%, 07/02/10......................      4,647,302
         2,750,000 Safeco Capital Trust I 8.072%, 07/15/37      3,116,531
                                                           --------------
                                                                7,763,833
                                                           --------------

                   INVESTMENT BROKERAGE--2.9%
         6,000,000 Citigroup, Inc. 7.250%, 10/01/10.......      6,993,348
         1,475,000 Credit Suisse First Boston (USA), Inc.
                    5.750%, 04/15/07......................      1,598,421
         4,700,000 J.P. Morgan Chase & Co.
                    6.750%, 02/01/11......................      5,299,678
         2,100,000 Lehman Brothers Holdings, Inc.
                    6.250%, 05/15/06......................      2,281,440
         1,075,000 Merrill Lynch & Co., Inc.
                    4.000%, 11/15/07......................      1,101,067
         1,475,000 Merrill Lynch & Co., Inc.
                    3.700%, 04/21/08......................      1,484,629
         4,550,000 Morgan Stanley 4.250%, 05/15/10........      4,543,598
         1,525,000 Morgan Stanley Capital, Inc.
                    6.210%, 11/15/31......................      1,682,113
         4,000,000 The Goldman Sachs Group, Inc.
                    6.875%, 01/15/11......................      4,542,432
                                                           --------------
                                                               29,526,726
                                                           --------------

                   LEISURE--0.1%
           775,000 Penn National Gaming Inc. (144A)
                    6.875%, 12/01/11......................        767,250
                                                           --------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-77

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH BOND INCOME PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


         FACE                                                  VALUE
        AMOUNT                                                (NOTE 1)
      -------------------------------------------------------------------

                  MEDIA--2.5%
      $ 2,450,000 Clear Channel Communications, Inc.
                   4.625%, 01/15/08....................... $    2,527,067
          475,000 Cox Communications, Inc.
                   3.875%, 10/01/08.......................        475,484
          825,000 Cox Communications, Inc.
                   7.750%, 11/01/10.......................        982,789
          350,000 Dex Media West, L.L.C. (144A)
                   8.500%, 08/15/10.......................        389,812
        1,375,000 EchoStar DBS Corp. (144A)
                   5.750%, 10/01/08.......................      1,390,469
          700,000 Houghton Mifflin Co. 8.250%, 02/01/11...        749,000
        1,500,000 Lamar Media Corp. 7.250%, 01/01/13......      1,612,500
        2,950,000 News America, Inc. 6.625%, 01/09/08.....      3,281,117
        3,325,000 The Walt Disney Co. 6.750%, 03/30/06....      3,616,423
        2,275,000 Thomson Corp. 5.750%, 02/01/08..........      2,466,710
        4,050,000 Time Warner Entertainment Co., L.P.
                   8.375%, 03/15/23.......................      5,018,416
        2,350,000 Time Warner, Inc. 9.150%, 02/01/23......      3,039,720
                                                           --------------
                                                               25,549,507
                                                           --------------

                  METALS--0.1%
          950,000 Trimas Corp. 9.875%, 06/15/12...........        990,375
                                                           --------------

                  MUTUAL FUNDS--0.2%
        1,950,000 Trac-X EM, Ltd. (144A) 6.500%, 12/20/08.      1,985,100
                                                           --------------

                  RAILROADS & EQUIPMENT--0.3%
        2,350,000 Union Pacific Corp. 6.650%, 01/15/11....      2,620,758
                                                           --------------

                  REAL ESTATE--0.9%
        2,325,000 ERP Operating, L.P. 6.630%, 04/13/05 (d)      2,463,865
        1,325,000 Host Marriott, L.P. (144A) (REIT)
                   7.125%, 11/01/13.......................      1,351,500
        1,300,000 IStar Financial, Inc. (REIT)
                   7.000%, 03/15/08 (d)...................      1,404,000
          300,000 Senior Housing Properties Trust (REIT)
                   8.625%, 01/15/12.......................        327,000
        1,225,000 Spieker Properties, L.P. (REIT)
                   6.800%, 05/01/04.......................      1,243,528
        2,375,000 Vornado Realty Trust (REIT)
                   5.625%, 06/15/07.......................      2,535,657
                                                           --------------
                                                                9,325,550
                                                           --------------

                  RETAIL--0.9%
        1,075,000 Federated Department Stores, Inc.
                   7.000%, 02/15/28.......................      1,174,645
        2,000,000 Safeway, Inc. 7.500%, 09/15/09..........      2,299,312
          956,000 Saks, Inc. (144A) 7.000%, 12/01/13......        975,120
          270,000 The Kroger Co. 7.800%, 08/15/07.........        308,320
        2,150,000 The Kroger Co. 8.050%, 02/01/10.........      2,557,010
        1,425,000 The Kroger Co. 8.000%, 09/15/29.........      1,710,430
                                                           --------------
                                                                9,024,837
                                                           --------------

       FACE                                                      VALUE
      AMOUNT                                                    (NOTE 1)
    -----------------------------------------------------------------------

                TELECOMMUNICATIONS--1.7%
    $ 7,225,000 AT&T Broadband Corp.
                 9.455%, 11/15/22........................... $    9,785,981
      1,675,000 AT&T Wireless Services, Inc.
                 8.750%, 03/01/31...........................      2,066,663
      2,275,000 Telus Corp. 7.500%, 06/01/07................      2,546,053
      2,325,000 Verizon Global Funding Corp.
                 6.125%, 06/15/07...........................      2,544,352
                                                             --------------
                                                                 16,943,049
                                                             --------------

                U.S. TREASURY--12.7%
      9,075,000 United States Treasury Bond Strips Zero
                 Coupon, 08/15/25...........................      2,760,824
     16,675,000 United States Treasury Bonds
                 7.250%, 05/15/16...........................     20,801,412
     12,000,000 United States Treasury Bonds
                 8.875%, 02/15/19...........................     17,156,256
      7,325,000 United States Treasury Bonds
                 6.250%, 08/15/23...........................      8,349,072
      4,675,000 United States Treasury Bonds
                 6.250%, 05/15/30...........................      5,394,875
     29,475,000 United States Treasury Notes
                 7.000%, 07/15/06...........................     33,015,448
      9,050,000 United States Treasury Notes
                 5.625%, 05/15/08...........................     10,024,993
     28,425,000 United States Treasury Notes
                 5.000%, 08/15/11...........................     30,419,184
      1,775,000 United States Treasury Notes
                 4.000%, 11/15/12...........................      1,759,469
                                                             --------------
                                                                129,681,533
                                                             --------------

                YANKEE--6.3%
      1,325,000 Alcan, Inc. 5.200%, 01/15/14................      1,339,285
      1,425,000 British Telecommunications, Plc.
                 8.875%, 12/15/30 (d).......................      1,863,336
        700,000 Couche-Tard US L.P. (144A)
                 7.500%, 12/15/13...........................        733,250
      1,025,000 Crown European Holdings S.A.
                 9.500%, 03/01/11...........................      1,160,812
      1,500,000 Deutsche Telekom International Finance BV
                 5.250%, 07/22/13...........................      1,515,329
      1,950,000 Deutsche Telekom International Finance BV
                 9.250%, 06/01/32...........................      2,675,671
        550,000 Eircom Funding, Plc. 8.250%, 08/15/13.......        609,125
      1,900,000 Federative Republic of Brazil
                 9.250%, 10/22/10...........................      2,042,500
         75,000 France Telecom S.A.
                 7.750%, 03/01/11 (d).......................         90,081
      1,875,000 France Telecom S.A.
                 9.750%, 03/01/31 (d).......................      2,491,266
      2,650,000 Granite Mortgages, Plc.
                 2.610%, 01/20/43 (d).......................      2,650,000
      3,400,000 Hutchison Whampoa International, Ltd. (144A)
                 6.250%, 01/24/14...........................      3,452,299
        975,000 JSG Funding, Plc. 9.625%, 10/01/12..........      1,092,000
      1,050,000 Luscar Coal, Ltd. 9.750%, 10/15/11..........      1,189,125

 See accompanying notes to statement of investments and financial statements.

                                    MSF-78

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH BOND INCOME PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


         FACE                                                  VALUE
        AMOUNT                                                (NOTE 1)
      -------------------------------------------------------------------

                  YANKEE--(CONTINUED)
      $ 1,875,000 Petroleos Mexicanos 6.500%, 02/01/05 (d) $    1,961,719
        2,850,000 Republic of Chile 5.625%, 07/23/07......      3,049,956
        1,825,000 Republic of Colombia 10.000%, 01/23/12..      1,998,375
        1,450,000 Republic of Malaysia 7.500%, 07/15/11...      1,715,292
          875,000 Republic of Panama 9.625%, 02/08/11.....      1,010,625
        3,650,000 Republic of South Africa
                   9.125%, 05/19/09.......................      4,389,125
          950,000 Republic of Turkey 9.500%, 01/15/14.....      1,097,250
        1,925,000 Republic of Venezuela (144A)
                   10.750%, 09/19/13 (d)..................      2,054,937
        1,950,000 Russian Federation 0/5.00%, 03/31/30 (e)      1,873,462
        2,700,000 Russian Federation (144A)
                   8.250%, 03/31/10.......................      3,017,250
          875,000 State of Qatar (144A) 9.750%, 06/15/30..      1,233,750
        2,625,000 Telecom Italia Capital (144A)
                   6.375%, 11/15/33.......................      2,639,789
        3,105,000 Telecomunicaciones de Puerto Rico, Inc.
                   6.650%, 05/15/06.......................      3,365,395
          920,000 Telecomunicaciones de Puerto Rico, Inc.
                   6.800%, 05/15/09.......................      1,028,502
        1,025,000 Telefonos de Mexico S.A. (144A)
                   4.500%, 11/19/08.......................      1,026,558
        1,225,000 Tyco International Group S.A.
                   6.375%, 02/15/06.......................      1,304,625
        2,425,000 United Mexican States 8.000%, 09/24/22..      2,652,950
        1,300,000 United Mexican States 8.300%, 08/15/31..      1,465,750
        2,575,000 Vivendi Universal S.A. (144A)
                   6.250%, 07/15/08.......................      2,726,281
        1,800,000 Vodafone Airtouch, Plc. 7.750%, 02/15/10      2,133,351
                                                           --------------
                                                               64,649,021
                                                           --------------
                  Total Bonds & Notes
                   (Identified Cost $977,994,697).........    999,905,617
                                                           --------------

      SHORT TERM INVESTMENTS--30.9%
      -------------------------------------------------------------------

                  COMMERCIAL PAPER--26.4%
       20,000,000 American Express Credit Corp.
                   1.060%, 01/02/04.......................     19,999,411
          361,000 American Express Credit Corp.
                   0.850%, 01/07/04.......................        360,949
       10,000,000 Bank of America Corp. 1.100%, 04/05/04..      9,970,972

          FACE                                               VALUE
         AMOUNT                                             (NOTE 1)
       -----------------------------------------------------------------

                   COMMERCIAL PAPER--(CONTINUED)
       $26,300,000 Canadian Imperial Holding, Inc.
                    1.080%, 02/12/04.................... $   26,266,862
         7,846,000 Caterpillar Financial Services Corp.
                    1.020%, 01/20/04....................      7,841,776
        31,575,000 Citicorp 1.070%, 01/08/04............     31,568,431
         3,647,000 Citicorp 1.080%, 01/16/04............      3,645,359
        10,000,000 E.I. Du Pont de Nemours
                    1.060%, 01/16/04....................      9,995,583
         1,439,000 General Electric Capital Corp.
                    1.030%, 01/08/04....................      1,438,712
         6,236,000 General Electric Capital Corp.
                    1.080%, 01/16/04....................      6,233,194
         3,084,000 General Electric Capital Corp.
                    1.090%, 01/16/04....................      3,082,599
         2,700,000 General Electric Capital Corp.
                    1.090%, 01/21/04....................      2,698,365
         6,230,000 Household Finance Corp.
                    1.090%, 01/21/04....................      6,226,227
        25,850,000 J.P. Morgan Chase & Co.
                    1.080%, 02/05/04....................     25,822,858
         1,848,000 Merrill Lynch & Co., Inc.
                    1.050%, 01/06/04....................      1,847,730
        21,000,000 Merrill Lynch & Co., Inc.
                    1.040%, 01/09/04....................     20,995,147
        18,000,000 Morgan Stanley 1.080%, 01/14/04......     17,992,980
        10,000,000 Morgan Stanley 1.080%, 02/13/04......      9,987,100
        30,000,000 Toronto Dominion Holdings
                    1.080%, 01/15/04....................     29,987,400
        16,000,000 Toronto Dominion Holdings
                    1.075%, 01/23/04....................     15,989,489
        17,000,000 UBS Finance, Inc. 1.040%, 01/26/04...     16,987,722
                                                         --------------
                                                            268,938,866
                                                         --------------

                   DISCOUNT NOTES--4.5%
        45,770,000 Federal Home Loan Mortgage Corp.
                    1.060%, 01/06/04....................     45,763,262
                                                         --------------
                   Total Short Term Investments
                    (Identified Cost $314,702,128)......    314,702,128
                                                         --------------
                   Total Investments--129.1%
                    (Identified Cost $1,292,696,825) (a)  1,314,607,745
                   Other assets less liabilities........   (296,425,316)
                                                         --------------
                   TOTAL NET ASSETS--100%............... $1,018,182,429
                                                         ==============

FUTURES CONTRACTS

                                                                                                         UNREALIZED
                                                                 NUMBER OF  CONTRACT   VALUATION AS OF APPRECIATION/
FUTURES CONTRACTS LONG                           EXPIRATION DATE CONTRACTS   AMOUNT      12/31/2003    (DEPRECIATION)
----------------------                           --------------- --------- ----------- --------------- --------------
U.S. Treasury Note 2 Year Futures...............   03/30/2004        48    $10,265,462   $10,274,251      $  8,789
U.S. Treasury Note 5 Year Futures...............   03/30/2004        78      8,686,824     8,706,750        19,926

FUTURES CONTRACTS SHORT
-----------------------
U.S. Treasury Note 10 Year Futures..............   03/22/2004      (227)    25,437,109    25,484,297       (47,188)
                                                                                                          --------
Net Unrealized Depreciation on Futures Contracts                                                          $(18,473)
                                                                                                          ========

 See accompanying notes to statement of investments and financial statements.

                                    MSF-79

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH BOND INCOME PORTFOLIO




STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

      ASSETS
        Investments at value..................              $1,314,607,745
        Cash..................................                      22,343
        Receivable for:
         Fund shares sold.....................                   3,836,860
         Accrued interest.....................                   9,994,427
                                                            --------------
          Total Assets........................               1,328,461,375
      LIABILITIES
        Payable for:
         Fund shares redeemed................. $    680,490
         Securities purchased.................  309,079,463
         Futures variation margin.............       33,087
        Accrued expenses:
         Management fees......................      342,813
         Service and distribution fees........       23,921
         Deferred trustees fees...............       76,001
         Other expenses.......................       43,171
                                               ------------
          Total Liabilities...................                 310,278,946
                                                            --------------
      NET ASSETS..............................              $1,018,182,429
                                                            ==============
        Net assets consist of:
         Capital paid in......................              $  941,606,680
         Undistributed net investment
          income..............................                  40,905,525
         Accumulated net realized gains
          (losses)............................                  13,777,777
         Unrealized appreciation
          (depreciation) on investments and
          futures contacts....................                  21,892,447
                                                            --------------
      NET ASSETS..............................              $1,018,182,429
                                                            ==============
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per
       share ($881,512,621 divided by
       7,624,046 shares outstanding)..........              $       115.62
                                                            ==============
      CLASS B
      Net asset value and redemption price per
       share ($91,135,424 divided by
       795,896 shares outstanding)............              $       114.51
                                                            ==============
      CLASS E
      Net asset value and redemption price per
       share ($45,534,384 divided by
       396,027 shares outstanding)............              $       114.98
                                                            ==============
      Identified cost of investments..........              $1,292,696,825
                                                            ==============


STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

     INVESTMENT INCOME
       Interest................................               $ 42,494,274
                                                              ------------
     EXPENSES
       Management fees......................... $  4,082,181
       Service and distribution fees--Class B..      172,336
       Service and distribution fees--Class E..       49,594
       Directors' fees and expenses............       33,751
       Custodian...............................      216,142
       Audit and tax services..................       25,871
       Legal...................................       29,354
       Printing................................      388,774
       Insurance...............................       22,652
       Miscellaneous...........................        9,743
                                                ------------
       Total expenses..........................                  5,030,398
                                                              ------------
     NET INVESTMENT INCOME.....................                 37,463,876
                                                              ------------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................   31,760,645
       Options--net............................    1,141,415
       Futures transactions--net...............      (43,966)   32,858,094
                                                ------------  ------------
     Unrealized appreciation (depreciation) on:
       Investments--net........................  (14,432,029)
       Futures transactions--net...............    1,661,940   (12,770,089)
                                                ------------  ------------
     Net gain (loss)...........................                 20,088,005
                                                              ------------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................               $ 57,551,881
                                                              ============

                See accompanying notes to financial statements.

                                    MSF-80

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH BOND INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS




                                                                       YEAR ENDED      YEAR ENDED
                                                                      DECEMBER 31,    DECEMBER 31,
                                                                          2003            2002
                                                                     --------------  --------------
FROM OPERATIONS
  Net investment income............................................. $   37,463,876  $   34,935,850
  Net realized gain (loss)..........................................     32,858,094       9,099,241
  Unrealized appreciation (depreciation)............................    (12,770,089)     31,182,477
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      57,551,881      75,217,568
                                                                     --------------  --------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................    (29,394,621)    (17,276,577)
    Class B.........................................................     (1,861,712)       (877,719)
    Class E.........................................................       (850,252)              0
                                                                     --------------  --------------
  TOTAL DISTRIBUTIONS...............................................    (32,106,585)    (18,154,296)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    (12,640,076)    590,965,584
                                                                     --------------  --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................     12,805,220     648,028,856

NET ASSETS
  Beginning of the period...........................................  1,005,377,209     357,348,353
                                                                     --------------  --------------
  End of the period................................................. $1,018,182,429  $1,005,377,209
                                                                     ==============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $   40,905,525  $   32,021,126
                                                                     ==============  ==============

OTHER INFORMATION:

CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                       YEAR ENDED                 YEAR ENDED
                                                                   DECEMBER 31, 2003          DECEMBER 31, 2002
                                                               -------------------------  -------------------------
                                                                 SHARES          $          SHARES          $
                                                               ----------  -------------  ----------  -------------
CLASS A
  Sales.......................................................    869,841  $  98,947,041   1,379,188  $ 142,320,544
  Shares issued through acquisition...........................          0              0   5,303,552    562,017,437
  Reinvestments...............................................    263,369     29,394,621     163,712     17,276,577
  Redemptions................................................. (1,841,075)  (209,080,650) (1,710,557)  (186,530,360)
                                                               ----------  -------------  ----------  -------------
   Net increase (decrease)....................................   (707,865) $ (80,738,988)  5,135,895  $ 535,084,198
                                                               ==========  =============  ==========  =============
CLASS B
  Sales.......................................................    427,279  $  48,252,143     364,976  $  39,541,180
  Reinvestments...............................................     16,813      1,861,712       8,368        877,719
  Redemptions.................................................    (74,610)    (8,401,092)    (19,897)    (2,179,482)
                                                               ----------  -------------  ----------  -------------
  Net increase (decrease).....................................    369,482  $  41,712,763     353,447  $  38,239,417
                                                               ==========  =============  ==========  =============
CLASS E
  Sales.......................................................    338,267  $  38,288,609     163,642  $  17,749,964
  Shares issued through acquisition...........................          0              0      23,167      2,446,250
  Reinvestments...............................................      7,653        850,252           0              0
  Redemptions.................................................   (113,068)   (12,752,712)    (23,634)    (2,554,245)
                                                               ----------  -------------  ----------  -------------
  Net increase (decrease).....................................    232,852  $  26,386,149     163,175  $  17,641,969
                                                               ==========  =============  ==========  =============
  Increase (decrease) derived from capital share transactions.   (105,531) $ (12,640,076)  5,652,517  $ 590,965,584
                                                               ==========  =============  ==========  =============

                See accompanying notes to financial statements.

                                    MSF-81

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH BOND INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                              CLASS A
                                                          -----------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------
                                                            2003      2002      2001      2000     1999
                                                          --------  --------  --------  -------- --------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $ 112.74  $ 109.33  $ 109.66  $ 101.40 $ 109.89
                                                          --------  --------  --------  -------- --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................     4.55      5.30      5.92      7.82     7.67
  Net realized and unrealized gain (loss) on investments.     1.93      3.57      3.20      0.44    (8.18)
                                                          --------  --------  --------  -------- --------
  Total from investment operations.......................     6.48      8.87      9.12      8.26    (0.51)
                                                          --------  --------  --------  -------- --------
LESS DISTRIBUTIONS
  Distributions from net investment income...............    (3.60)    (5.46)    (9.45)     0.00    (7.72)
  Distributions from net realized capital gains..........     0.00      0.00      0.00      0.00    (0.16)
  Distributions in excess of net realized capital gains..     0.00      0.00      0.00      0.00    (0.10)
                                                          --------  --------  --------  -------- --------
  Total distributions....................................    (3.60)    (5.46)    (9.45)     0.00    (7.98)
                                                          --------  --------  --------  -------- --------
NET ASSET VALUE, END OF PERIOD........................... $ 115.62  $ 112.74  $ 109.33  $ 109.66 $ 101.40
                                                          ========  ========  ========  ======== ========
TOTAL RETURN (%).........................................      5.9       8.5       8.8       8.1     (0.5)
Ratio of operating expenses to average net assets (%)....     0.47      0.51      0.49      0.47     0.48
Ratio of net investment income to average net assets (%).     3.69      4.53      5.99      7.37     7.12
Portfolio turnover rate (%)..............................      428       356       271        81       77
Net assets, end of period (000).......................... $881,513  $939,369  $349,417  $283,140 $283,856

                                                                      CLASS B                         CLASS E
                                                          -----------------------------    ---------------------------
                                                             YEAR ENDED     MAY 1, 2001(A)              APRIL 23, 2002(A)
                                                            DECEMBER 31,       THROUGH      YEAR ENDED       THROUGH
                                                          ----------------   DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                                            2003     2002        2001          2003           2002
                                                          -------  -------  -------------- ------------ -----------------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $111.84  $108.70     $103.37       $112.26         $105.14
                                                          -------  -------     -------       -------         -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................    3.57     5.41        0.84          3.19            1.70
  Net realized and unrealized gain (loss) on investments.    2.58     3.11        4.49          3.09            5.42
                                                          -------  -------     -------       -------         -------
  Total from investment operations.......................    6.15     8.52        5.33          6.28            7.12
                                                          -------  -------     -------       -------         -------
LESS DISTRIBUTIONS
  Distributions from net investment income...............   (3.48)   (5.38)       0.00         (3.56)           0.00
  Distributions from net realized capital gains..........    0.00     0.00        0.00          0.00            0.00
  Distributions in excess of net realized capital gains..    0.00     0.00        0.00          0.00            0.00
                                                          -------  -------     -------       -------         -------
  Total distributions....................................   (3.48)   (5.38)       0.00         (3.56)           0.00
                                                          -------  -------     -------       -------         -------
NET ASSET VALUE, END OF PERIOD........................... $114.51  $111.84     $108.70       $114.98         $112.26
                                                          =======  =======     =======       =======         =======
TOTAL RETURN (%).........................................     5.6      8.2         5.2(b)        5.7             6.8(b)
Ratio of operating expenses to average net assets (%)....    0.72     0.76        0.74(c)       0.62            0.66(c)
Ratio of net investment income to average net assets (%).    3.40     4.28        5.07(c)       3.48            4.25(c)
Portfolio turnover rate (%)..............................     428      356         271           428             356
Net assets, end of period (000).......................... $91,135  $47,690     $ 7,931       $45,534         $18,318

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-82

METROPOLITAN SERIES FUND, INC.

 BALANCED PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--67.1% OF TOTAL NET ASSETS



                                                              VALUE
           SHARES                                            (NOTE 1)
         --------------------------------------------------------------

                     AEROSPACE & DEFENSE--1.8%
               7,000 General Dynamics Corp................ $    632,730
              12,500 Lockheed Martin Corp.................      642,500
              12,300 United Technologies Corp.............    1,165,671
                                                           ------------
                                                              2,440,901
                                                           ------------

                     AIR FREIGHT & COURIERS--0.9%
              17,500 FedEx Corp...........................    1,181,250
                                                           ------------

                     BEVERAGES--2.2%
              26,900 PepsiCo, Inc.........................    1,254,078
              33,900 The Coca-Cola Co.....................    1,720,425
                                                           ------------
                                                              2,974,503
                                                           ------------

                     BIOTECHNOLOGY--1.3%
              17,800 Amgen, Inc. (b)......................    1,100,040
              14,600 Genzyme Corp. (b)....................      720,364
                                                           ------------
                                                              1,820,404
                                                           ------------

                     BUILDING PRODUCTS--0.5%
              24,800 Masco Corp...........................      679,768
                                                           ------------

                     CAPITAL MARKETS--2.9%
              11,000 Franklin Resources, Inc..............      572,660
              10,100 Goldman Sachs Group, Inc.............      997,173
              27,100 Merrill Lynch & Co., Inc.............    1,589,415
              13,600 State Street Corp....................      708,288
                                                           ------------
                                                              3,867,536
                                                           ------------

                     CHEMICALS--1.1%
              21,500 E. I. du Pont de Nemours & Co........      986,635
              11,100 The Dow Chemical Co..................      461,427
                                                           ------------
                                                              1,448,062
                                                           ------------

                     COMMERCIAL BANKS--3.5%
              24,500 Bank of America Corp.................    1,970,535
              37,000 Bank One Corp........................    1,686,830
              21,900 Wachovia Corp........................    1,020,321
                                                           ------------
                                                              4,677,686
                                                           ------------

                     COMMUNICATION EQUIPMENT--2.4%
              73,400 Cisco Systems, Inc. (b)..............    1,782,886
              51,300 Corning, Inc. (b)....................      535,059
              68,000 Motorola, Inc........................      956,760
                                                           ------------
                                                              3,274,705
                                                           ------------

                     COMPUTER & PERIPHERALS--3.4%
              31,900 Dell, Inc. (b).......................    1,083,324
              25,500 EMC Corp. (b)........................      329,460
              58,624 Hewlett-Packard Co...................    1,346,593
              19,000 International Business Machines Corp.    1,760,920
                                                           ------------
                                                              4,520,297
                                                           ------------

                                                                 VALUE
        SHARES                                                  (NOTE 1)
      --------------------------------------------------------------------

                  CONSUMER FINANCE--0.6%
           16,100 American Express Co........................ $    776,503
                                                              ------------

                  DIVERSIFIED FINANCIAL SERVICES--2.9%
              119 Classic Holdco, L.L.C. (k).................        7,331
           80,533 Citigroup, Inc.............................    3,909,072
                                                              ------------
                                                                 3,916,403
                                                              ------------

                  DIVERSIFIED TELECOMMUNICATION SERVICES--0.7%
           26,800 Verizon Communications, Inc................      940,144
                                                              ------------

                  ELECTRIC UTILITIES--0.4%
            8,000 Exelon Corp................................      530,880
                                                              ------------

                  ENERGY EQUIPMENT & SERVICES--1.0%
           24,900 Schlumberger, Ltd..........................    1,362,528
                                                              ------------

                  FOREST PRODUCTS & PAPER--0.8%
           23,900 International Paper Co.....................    1,030,329
                                                              ------------

                  HEALTH CARE EQUIPMENT & SUPPLIES--0.8%
            7,600 Guidant Corp...............................      457,520
           13,200 Medtronic, Inc.............................      641,652
                                                              ------------
                                                                 1,099,172
                                                              ------------

                  HEALTH CARE PROVIDERS & SERVICES--0.8%
           18,300 Cardinal Health, Inc.......................    1,119,228
                                                              ------------

                  HOUSEHOLD PRODUCTS--1.0%
           13,500 The Procter & Gamble Co....................    1,348,380
                                                              ------------

                  IT SERVICES--1.4%
           36,000 Accenture, Ltd. (Class A) (b)..............      947,520
           22,800 First Data Corp............................      936,852
                                                              ------------
                                                                 1,884,372
                                                              ------------

                  INDUSTRIAL CONGLOMERATES--3.7%
           12,000 3M Co......................................    1,020,360
           99,900 General Electric Co........................    3,094,902
           35,100 Tyco International, Ltd....................      930,150
                                                              ------------
                                                                 5,045,412
                                                              ------------

                  INSURANCE--3.2%
           40,200 American International Group, Inc..........    2,664,456
           15,200 Marsh & McLennan Cos., Inc.................      727,928
           52,600 Travelers Property Casualty Corp. (Class B)      892,622
                                                              ------------
                                                                 4,285,006
                                                              ------------

                  MACHINERY--1.3%
           11,700 Caterpillar, Inc...........................      971,334
           10,400 ITT Industries, Inc........................      771,784
                                                              ------------
                                                                 1,743,118
                                                              ------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-83

METROPOLITAN SERIES FUND, INC.

 BALANCED PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                 VALUE
        SHARES                                                  (NOTE 1)
      --------------------------------------------------------------------

                  MEDIA--4.3%
           34,800 Comcast Corp. (Special Class A) (b)........ $  1,088,544
           10,000 EchoStar Communications Corp. (Class A) (b)      340,000
            4,900 Gannett Co., Inc...........................      436,884
            9,900 Omnicom Group, Inc.........................      864,567
          123,400 Time Warner, Inc. (b)......................    2,219,966
           17,900 Viacom, Inc. (Class B).....................      794,402
                                                              ------------
                                                                 5,744,363
                                                              ------------

                  METALS & MINING--1.1%
           39,500 Alcoa, Inc.................................    1,501,000
              225 Weirton Steel Corp. (f)....................           83
                                                              ------------
                                                                 1,501,083
                                                              ------------

                  MULTILINE RETAIL--2.0%
           22,100 Target Corp................................      848,640
           35,400 Wal-Mart Stores, Inc.......................    1,877,970
                                                              ------------
                                                                 2,726,610
                                                              ------------

                  OIL & GAS--3.2%
           18,100 ChevronTexaco Corp.........................    1,563,659
           66,200 Exxon Mobil Corp...........................    2,714,200
                                                              ------------
                                                                 4,277,859
                                                              ------------

                  PERSONAL PRODUCTS--1.0%
           37,300 The Gillette Co............................    1,370,029
                                                              ------------

                  PHARMACEUTICALS--6.9%
           36,100 Abbott Laboratories........................    1,682,260
           25,600 Eli Lilly & Co.............................    1,800,448
           15,100 Johnson & Johnson..........................      780,066
          102,200 Pfizer, Inc................................    3,610,726
           31,800 Wyeth......................................    1,349,910
                                                              ------------
                                                                 9,223,410
                                                              ------------

                  ROAD & RAIL--0.7%
           27,200 CSX Corp...................................      977,568
                                                              ------------

                  SEMICONDUCTORS & EQUIPMENT--2.7%
           18,800 Applied Materials, Inc. (b)................      422,060
           69,400 Intel Corp.................................    2,234,680
           31,300 Texas Instruments, Inc.....................      919,594
                                                              ------------
                                                                 3,576,334
                                                              ------------

                  SOFTWARE--3.1%
          149,100 Microsoft Corp.............................    4,106,214
                                                              ------------

                  SPECIALTY RETAIL--1.9%
           28,400 Lowe's Cos., Inc...........................    1,573,076
           44,000 The Gap, Inc...............................    1,021,240
                                                              ------------
                                                                 2,594,316
                                                              ------------

                  TEXTILES, APPARELS & LUXURY GOODS--0.8%
           15,900 NIKE, Inc. (Class B).......................    1,088,514
                                                              ------------

                                                                 VALUE
        SHARES                                                  (NOTE 1)
      --------------------------------------------------------------------

                  THRIFTS & MORTGAGE FINANCE--0.8%
           15,000 Federal National Mortgage Association...... $  1,125,900
                                                              ------------
                  Total Common Stocks
                   (Identified Cost $85,322,428).............   90,278,787
                                                              ------------

      BONDS & NOTES--30.7%
         FACE
        AMOUNT
      --------------------------------------------------------------------

                  ADVERTISING--0.0%
      $     5,000 Advanstar Communications, Inc. (144A)
                   10.750%, 08/15/10.........................        5,413
                                                              ------------

                  AEROSPACE & DEFENSE--0.0%
           10,000 Argo-Tech Corp. 8.625%, 10/01/07...........        9,750
           15,000 Sequa Corp. 8.875%, 04/01/08...............       16,275
                                                              ------------
                                                                    26,025
                                                              ------------

                  AGRICULTURAL MACHINERY--0.0%
           15,000 Case New Holland, Inc. (144A)
                   9.250%, 08/01/11..........................       16,800
            5,000 The Manitowoc, Inc. 10.500%, 08/01/12......        5,694
                                                              ------------
                                                                    22,494
                                                              ------------

                  AIRLINES--0.0%
           15,000 Delta Air Lines, Inc. 7.900%, 12/15/09.....       12,131
           10,000 Northwest Airlines, Inc. 9.875%, 03/15/07..        9,100
                                                              ------------
                                                                    21,231
                                                              ------------

                  ALUMINUM--0.0%
           10,000 Century Aluminum Co. 11.750%, 04/15/08.....       11,150
                                                              ------------

                  APPAREL & TEXTILES--0.0%
            5,000 Oxford Industries, Inc. (144A)
                   8.875%, 06/01/11..........................        5,469
                                                              ------------

                  ASSET BACKED--1.0%
          220,000 Aesop Funding, L.L.C. (144A)
                   2.860%, 08/20/09..........................      213,296
          250,000 Capital Auto Receivables Asset Trust (144A)
                   3.050%, 09/15/05..........................      253,040
          300,000 Capital One Master Trust 5.450%, 03/16/09..      317,371
          300,000 Connecticut RRB Special Purpose Trust
                   6.210%, 12/30/11 (d)......................      336,712
          200,000 WFS Financial Owner Trust
                   4.870%, 09/20/09..........................      208,729
                                                              ------------
                                                                 1,329,148
                                                              ------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-84

METROPOLITAN SERIES FUND, INC.

 BALANCED PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


         FACE                                                   VALUE
        AMOUNT                                                 (NOTE 1)
      -------------------------------------------------------------------

                  AUTO COMPONENTS--0.0%
      $     5,000 Delco Remy International, Inc.
                   8.625%, 12/15/07......................... $      5,113
            5,000 Metaldyne Corp. (144A)
                   10.000%, 11/01/13........................        5,050
            5,000 Tenneco Automotive, Inc.
                   10.250%, 07/15/13........................        5,687
                                                             ------------
                                                                   15,850
                                                             ------------

                  AUTO PARTS--0.1%
           15,000 Accuride Corp. 9.250%, 02/01/08...........       15,412
           16,000 CSK Auto, Inc. 12.000%, 06/15/06..........       18,360
           15,000 Dana Corp. 9.000%, 08/15/11...............       18,075
           10,000 Dura Operating Corp. 9.000%, 05/01/09.....       10,000
            5,000 Goodyear Tire & Rubber Co.
                   8.500%, 03/15/07.........................        4,912
            5,000 Goodyear Tire & Rubber Co.
                   7.857%, 08/15/11.........................        4,363
            5,000 LDM Technologies, Inc. 10.750%, 01/15/07..        5,050
           10,000 Lear Corp. 8.110%, 05/15/09...............       11,762
            5,000 TRW Automotive Acquisition
                   11.000%, 02/15/13........................        5,888
                                                             ------------
                                                                   93,822
                                                             ------------

                  AUTOMOBILES--0.0%
           10,000 United Rentals North America, Inc. (144A)
                   7.750%, 11/15/13.........................       10,213
                                                             ------------

                  BANKS--0.6%
          100,000 Bank One Corp. 8.000%, 04/29/27...........      125,658
          200,000 People's Bank 9.875%, 11/15/10............      241,516
          400,000 United States Bancorp 7.500%, 06/01/26....      471,602
                                                             ------------
                                                                  838,776
                                                             ------------

                  BROADCASTING--0.2%
           15,000 Charter Communication Holdings, L.L.C.
                   8.250%, 04/01/07.........................       14,100
            5,000 Charter Communication Holdings, L.L.C.
                   8.625%, 04/01/09.........................        4,363
           15,000 Charter Communication Holdings, L.L.C.
                   10.750%, 10/01/09........................       13,762
           25,000 Charter Communication Holdings, L.L.C.
                   0/13.500%, 01/15/11 (e)..................       18,625
           10,000 Charter Communication Holdings, L.L.C.
                   0/9.920%, 04/01/11 (d)...................        8,550
           10,000 Corus Entertainment, Inc. 8.750%, 03/01/12       11,000
            5,000 CSC Holdings, Inc. (Series B)
                   8.125%, 08/15/09.........................        5,375
          100,000 Viacom, Inc. 7.875%, 07/30/30.............      124,393
                                                             ------------
                                                                  200,168
                                                             ------------

                  BUILDING & CONSTRUCTION--0.4%
          100,000 Centex Corp. 7.875%, 02/01/11.............      117,576
            5,000 Champion Enterprises, Inc.
                   7.625%, 05/15/09.........................        4,556

        FACE                                                     VALUE
       AMOUNT                                                   (NOTE 1)
     ---------------------------------------------------------------------

                 BUILDING & CONSTRUCTION--(CONTINUED)
     $     5,000 Champion Home Builders Co.
                  11.250%, 04/15/07.......................... $      5,406
          15,000 D. R. Horton, Inc. 9.750%, 09/15/10.........       17,850
          10,000 Koppers, Inc. (144A) 9.875%, 10/15/13.......       11,025
         200,000 Masco Corp. 5.750%, 10/15/08................      215,390
          10,000 Nortek Holdings, Inc. (144A)
                  Zero Coupon, 05/15/11......................        7,225
          50,000 Pulte, Inc. 7.625%, 10/15/17................       58,369
         100,000 Regency Centers, L.P. 7.950%, 01/15/11......      117,736
          20,000 Standard Pacific Corp. 9.500%, 09/15/10.....       22,300
                                                              ------------
                                                                   577,433
                                                              ------------

                 BUSINESS SERVICES--0.0%
          20,000 Iron Mountain, Inc. 8.250%, 07/01/11........       21,000
          10,000 R.H. Donnelley, Inc. (144A)
                  10.875%, 12/15/12..........................       11,863
           5,000 Resolution Performance Products Corp.
                  13.500%, 11/15/10..........................        4,350
                                                              ------------
                                                                    37,213
                                                              ------------

                 CHEMICALS--0.1%
           5,000 Acetex Corp. 10.875%, 08/01/09..............        5,550
          85,000 ICI Wilmington, Inc. 6.950%, 09/15/04.......       87,651
          15,000 IMC Global, Inc. 10.875%, 06/01/08..........       16,500
           5,000 Lyondell Chemical Co. 9.625%, 05/01/07......        5,300
          20,000 Lyondell Chemical Co. 9.875%, 05/01/07......       21,100
           5,000 Methanex Corp. 8.750%, 08/15/12.............        5,575
           5,000 Millennium America, Inc. 9.250%, 06/15/08...        5,450
           5,000 Nalco Co. (144A) 7.750%, 11/15/11...........        5,350
           5,000 Nalco Co. (144A) 8.875%, 11/15/13...........        5,300
           5,000 Omnova Solutions, Inc. (144A)
                  11.250%, 06/01/10..........................        5,550
           5,000 Resolution Performance Products, Inc.
                  9.500%, 04/15/10...........................        5,075
          15,000 Texas Petrochemicals Corp.
                  11.125%, 07/01/06..........................        4,800
           5,000 Union Carbide Corp. 6.790%, 06/01/25........        4,925
                                                              ------------
                                                                   178,126
                                                              ------------

                 COAL--0.0%
           5,000 Peabody Energy Corp. 6.875%, 03/15/13.......        5,275
                                                              ------------

                 COLLATERALIZED MORTGAGE OBLIGATIONS--1.2%
         150,000 Bear Stearns Commercial Mortgage Securities,
                  Inc. 4.680%, 08/13/39......................      148,558
         515,000 First Union Lehman Brothers Commercial
                  Mortgage Trust 7.380%, 04/18/29............      573,315
         138,858 First Union Lehman Brothers Commercial
                  Mortgage Trust II 6.600%, 11/18/29.........      141,363
          35,000 GFCM 2003-1 (144A) 5.742%, 05/12/35 (d).....       35,408
         250,000 Greenwich Capital Commercial Funding Corp.
                  4.915%, 11/05/13 (d).......................      250,829
         250,000 Onyx Acceptance Owner Trust
                  4.600%, 10/15/08...........................      259,592

 See accompanying notes to statement of investments and financial statements.

                                    MSF-85

METROPOLITAN SERIES FUND, INC.

 BALANCED PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


         FACE                                                   VALUE
        AMOUNT                                                 (NOTE 1)
      -------------------------------------------------------------------

                  COLLATERALIZED MORTGAGE OBLIGATIONS--(CONTINUED)
      $   125,000 Pemex Project Funding Master Trust
                   9.125%, 10/13/10......................... $    148,437
          100,000 Pemex Project Funding Master Trust
                   8.625%, 02/01/22.........................      110,750
                                                             ------------
                                                                1,668,252
                                                             ------------

                  COMMUNICATIONS--0.1%
           65,000 Clear Channel Communications
                   7.650%, 09/15/10.........................       76,085
            5,000 Rogers Cable, Inc. 6.250%, 06/15/13.......        5,038
            5,000 Shaw Communications, Inc.
                   8.250%, 04/11/10.........................        5,662
           15,000 US West Communications, Inc.
                   6.875%, 09/15/33.........................       14,250
                                                             ------------
                                                                  101,035
                                                             ------------

                  COMMUNICATIONS SERVICES--0.3%
           10,000 American Tower Corp. 9.375%, 02/01/09.....       10,650
            5,000 Avaya, Inc. 11.125%, 04/01/09.............        5,850
           15,000 Crown Castle International Corp. (144A)
                   7.500%, 12/01/13.........................       15,075
            3,000 EchoStar DBS Corp. 9.125%, 01/15/09.......        3,356
            5,000 EchoStar DBS Corp. (144A)
                   6.375%, 10/01/11.........................        5,125
           80,000 Liberty Media Corp. 7.750%, 07/15/09......       91,726
           10,000 Lucent Technologies, Inc. 7.250%, 07/15/06       10,150
           10,000 Mediacom Broadband, L.L.C.
                   9.500%, 01/15/13.........................       10,600
           15,000 Mediacom Broadband, L.L.C.
                   11.000%, 07/15/13........................       16,838
           25,000 Nextel Communications, Inc.
                   9.500%, 02/01/11.........................       28,250
           10,000 Nextel Communications, Inc.
                   6.875%, 10/31/13.........................       10,575
           10,000 Nextel Partners, Inc. 8.125%, 07/01/11....       10,650
           10,000 Nortel Networks, Ltd. 6.125%, 02/15/06....       10,125
           10,000 SBA Communications Corp. (144A)
                   Zero Coupon, 12/15/11....................        7,050
           75,000 TCI Communications, Inc. 8.750%, 08/01/15.       94,914
                                                             ------------
                                                                  330,934
                                                             ------------

                  CONTAINERS & GLASS--0.0%
           10,000 AEP Industries, Inc. 9.875%, 11/15/07.....       10,050
            5,000 Anchor Glass Container Corp.
                   11.000%, 02/15/13........................        5,800
            5,000 Stone Container Corp. 9.250%, 02/01/08....        5,525
           20,000 Stone Container Corp. 8.375%, 07/01/12....       21,700
            5,000 Tekni-Plex, Inc. (144A) 8.750%, 11/15/13..        5,213
                                                             ------------
                                                                   48,288
                                                             ------------

                  COSMETICS & PERSONAL CARE--0.0%
           10,000 Johnsondiversey Holdings, Inc. (144A)
                   0/10.670%, 05/15/13 (e)..................        7,650

          FACE                                                  VALUE
         AMOUNT                                                (NOTE 1)
       ------------------------------------------------------------------

                  COSMETICS & PERSONAL CARE--(CONTINUED)
       $   15,000 Playtex Products, Inc. 9.375%, 06/01/11... $     15,150
           10,000 Revlon Consumer Products Corp.
                   12.000%, 12/01/05........................       10,000
                                                             ------------
                                                                   32,800
                                                             ------------

                  DOMESTIC OIL--0.0%
           10,000 Pioneer Natural Resources Co.
                   9.625%, 04/01/10.........................       12,444
                                                             ------------

                  DRUGS & HEATH CARE--0.5%
           10,000 Alaris Medical Systems, Inc.
                   7.250%, 07/01/11.........................       10,350
          300,000 Allegiance Corp. 7.000%, 10/15/26.........      338,570
           20,000 Beverly Enterprises, Inc. 9.625%, 04/15/09       22,050
          155,000 Health Net, Inc. 8.375%, 04/15/11.........      186,243
           25,000 HealthSouth Corp. 7.375%, 10/01/06........       23,812
            5,000 Neighborcare, Inc. (144A) 6.875%, 11/15/13        5,088
            5,000 Omnicare, Inc. 6.125%, 06/01/13...........        5,013
           45,000 Schering-Plough Corp. 5.300%, 12/01/13....       45,785
           75,000 Schering-Plough Corp. 6.500%, 12/01/33....       78,018
                                                             ------------
                                                                  714,929
                                                             ------------

                  ELECTRICAL EQUIPMENT--0.0%
           15,000 Wesco Distribution, Inc. 9.125%, 06/01/08.       15,525
                                                             ------------

                  ELECTRICAL UTILITIES--0.9%
           10,000 AES Corp. 8.875%, 02/15/11................       10,900
           10,000 Avista Corp. 9.750%, 06/01/08.............       11,900
           10,000 Calpine Corp. 8.625%, 08/15/10............        7,800
            5,000 Calpine Corp. 8.500%, 02/15/11............        3,956
           10,000 Calpine Corp. (144A) 8.500%, 07/15/10.....        9,750
           20,000 CMS Energy Corp. 9.875%, 10/15/07.........       22,300
          200,000 Duke Energy Co. 5.375%, 01/01/09..........      210,886
           55,000 El Paso Corp. 7.000%, 05/15/11............       50,738
            5,000 Nevada Power Co. 10.875%, 10/15/09........        5,806
            5,000 Nevada Power Co. (144A)
                   9.000%, 08/15/13.........................        5,531
          100,000 NiSource Finance Corp. 3.200%, 11/01/06...      100,807
            5,000 NRG Energy, Inc. (144A) 8.000%, 12/15/13..        5,256
          200,000 NSTAR 8.000%, 02/15/10....................      240,821
          100,000 Progress Energy, Inc. 7.100%, 03/01/11....      112,662
           75,000 PSE&G Power, L.L.C. 6.950%, 06/01/12......       84,584
           65,000 PSE&G Power, L.L.C. 8.625%, 04/15/31......       83,716
          150,000 Schlumberger Technology Corp. (144A)
                   6.500%, 04/15/12.........................      167,124
           45,000 Virginia Electric & Power Co.
                   5.375%, 02/01/07.........................       47,997
           25,000 Western Resources, Inc. 7.125%, 08/01/09..       26,190
                                                             ------------
                                                                1,208,724
                                                             ------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-86

METROPOLITAN SERIES FUND, INC.

 BALANCED PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


      FACE                                                         VALUE
     AMOUNT                                                       (NOTE 1)
   -------------------------------------------------------------------------

               ELECTRONICS--0.1%
   $     5,000 Imax Corp. (144A) 9.625%, 12/01/10.............. $      5,256
       100,000 PPL Energy Supply, L.L.C. 6.400%, 11/01/11......      109,211
        10,000 Solectron Corp. 9.625%, 02/15/09................       11,150
                                                                ------------
                                                                     125,617
                                                                ------------

               ENERGY--0.1%
        45,000 Alabama Power Co. 5.875%, 12/01/22..............       45,876
         5,000 Chesapeake Energy Corp. (144A)
                6.875%, 01/15/16...............................        5,150
        10,000 Massey Energy Corp. 6.950%, 03/01/07............       10,250
        50,000 United Energy Distribution Holdings, Ltd. (144A)
                5.450%, 04/15/16...............................       51,151
                                                                ------------
                                                                     112,427
                                                                ------------

               ENVIRONMENTAL CONTROL--0.0%
        25,000 Allied Waste North America, Inc.
                8.875%, 04/01/08...............................       28,000
                                                                ------------

               FEDERAL AGENCIES--12.1%
       725,000 Federal Home Loan Mortgage Corp.
                5.500%, 09/15/11...............................      779,472
       513,182 Federal National Mortgage Association
                6.950%, 10/01/06...............................      555,815
       421,414 Federal National Mortgage Association
                6.590%, 12/01/07...............................      464,038
       954,556 Federal National Mortgage Association
                6.500%, 05/01/08...............................    1,051,568
       508,363 Federal National Mortgage Association
                6.419%, 06/01/08 (d)...........................      558,872
       539,401 Federal National Mortgage Association
                5.500%, 01/01/14...............................      562,253
       263,611 Federal National Mortgage Association
                7.000%, 02/01/16...............................      281,970
       474,897 Federal National Mortgage Association
                5.500%, 12/01/17...............................      492,644
       286,919 Federal National Mortgage Association
                6.000%, 01/01/23...............................      298,136
       499,300 Federal National Mortgage Association
                5.000%, 09/01/33...............................      494,353
     1,996,728 Federal National Mortgage Association
                5.000%, 11/01/33...............................    1,976,944
       489,515 Federal National Mortgage Association
                5.500%, 11/01/33...............................      496,138
       531,744 Government National Mortgage Association
                7.500%, 12/15/23...............................      575,111
         2,390 Government National Mortgage Association
                7.500%, 05/15/24...............................        2,584
       169,260 Government National Mortgage Association
                7.500%, 06/15/24...............................      183,049
         4,995 Government National Mortgage Association
                7.500%, 08/15/24...............................        5,402
        45,579 Government National Mortgage Association
                7.500%, 02/15/27...............................       48,912
        66,937 Government National Mortgage Association
                7.500%, 08/15/27...............................       71,832

         FACE                                                    VALUE
        AMOUNT                                                  (NOTE 1)
      --------------------------------------------------------------------

                  FEDERAL AGENCIES--(CONTINUED)
      $   324,181 Government National Mortgage Association
                   7.500%, 10/15/27.......................... $    347,888
           85,306 Government National Mortgage Association
                   7.500%, 11/15/27..........................       91,685
           99,485 Government National Mortgage Association
                   7.000%, 02/15/28..........................      106,139
           20,578 Government National Mortgage Association
                   7.500%, 04/15/28..........................       22,099
          113,011 Government National Mortgage Association
                   6.500%, 08/15/28..........................      119,323
          153,701 Government National Mortgage Association
                   7.000%, 08/15/28..........................      164,075
          132,955 Government National Mortgage Association
                   7.000%, 10/15/28..........................      141,848
           18,456 Government National Mortgage Association
                   7.000%, 11/15/28..........................       19,690
          251,465 Government National Mortgage Association
                   7.500%, 11/15/28..........................      270,059
          498,856 Government National Mortgage Association
                   6.000%, 12/15/28..........................      519,625
          206,413 Government National Mortgage Association
                   6.500%, 12/15/28..........................      217,952
           13,848 Government National Mortgage Association
                   8.500%, 05/15/29..........................       15,068
           90,218 Government National Mortgage Association
                   8.500%, 10/15/29..........................       98,165
           74,787 Government National Mortgage Association
                   8.000%, 08/15/30..........................       81,256
          768,806 Government National Mortgage Association
                   6.000%, 12/15/31..........................      799,553
           35,373 Government National Mortgage Association
                   6.000%, 03/15/32..........................       36,801
          117,249 Government National Mortgage Association
                   6.500%, 05/15/32..........................      123,614
          569,250 Government National Mortgage Association
                   6.000%, 01/15/33..........................      592,127
          700,472 Government National Mortgage Association
                   6.000%, 02/15/33..........................      728,411
          616,489 Government National Mortgage Association
                   6.000%, 03/15/33..........................      641,264
          549,565 Government National Mortgage Association
                   6.000%, 04/15/33..........................      571,651
        1,491,398 Government National Mortgage Association
                   5.000%, 07/15/33..........................    1,479,374
           26,061 Government National Mortgage Association
                   6.000%, 08/15/33..........................       27,108
           98,000 U.S. Department Housing & Urban Development
                   7.498%, 08/01/11..........................      114,093
                                                              ------------
                                                                16,227,961
                                                              ------------

                  FINANCE & BANKING--1.9%
          150,000 American Financial Group, Inc.
                   7.125%, 04/15/09..........................      161,223
           80,000 Anthem Insurance Cos., Inc. (144A)
                   9.125%, 04/01/10..........................      100,571

 See accompanying notes to statement of investments and financial statements.

                                    MSF-87

METROPOLITAN SERIES FUND, INC.

 BALANCED PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


         FACE                                                    VALUE
        AMOUNT                                                  (NOTE 1)
      --------------------------------------------------------------------

                  FINANCE & BANKING--(CONTINUED)
      $   182,680 Asset Securitization Corp.
                   7.400%, 04/14/29.......................... $    183,543
           65,000 Berkley Corp. 5.875%, 02/15/13.............       66,385
           65,000 CIT Group, Inc. 7.375%, 04/02/07...........       73,417
          250,000 Credit Suisse First Boston 6.550%, 01/17/35      276,519
          260,000 Dean Witter Discover & Co.
                   6.750%, 01/01/16..........................      288,007
          175,000 EOP Operating, L.P. 6.763%, 06/15/07.......      193,824
          200,000 Ford Motor Credit Co. 7.375%, 10/28/09.....      219,632
           50,000 Household Finance Corp. 6.375%, 10/15/11...       55,059
          200,000 International Lease Finance, Corp.
                   5.750%, 10/15/06..........................      215,178
           50,000 MBNA Corp. 7.500%, 03/15/12................       58,092
           60,000 Nationwide Financial Services, Inc.
                   5.900%, 07/01/12..........................       62,622
           50,000 Norwest Corp. 7.650%, 03/15/05.............       53,484
          300,000 Popular North America, Inc.
                   6.625%, 01/15/04..........................      300,396
          100,000 Secured Finance, Inc. 9.050%, 12/15/04.....      105,730
           85,000 St. Paul Cos., Inc. 5.750%, 03/15/07.......       91,828
            5,000 United Industries Corp. (144A)
                   9.875%, 04/01/09..........................        5,237
           15,000 United States West Capital Funding, Inc.
                   6.250%, 07/15/05..........................       15,150
           10,000 Western Financial Bank-FSB
                   9.625%, 05/15/12..........................       11,150
                                                              ------------
                                                                 2,537,047
                                                              ------------

                  FINANCIAL SERVICES--0.8%
            5,000 Asat Finance, L.L.C. 12.500%, 11/01/06.....        5,306
           50,000 Chase Manhattan Corp. 7.000%, 11/15/09.....       57,627
          250,000 ERAC USA Finance Co. (144A)
                   7.950%, 12/15/09..........................      295,941
           75,000 Household Finance Corp. 6.750%, 05/15/11...       84,431
          500,000 Nomura Asset Securities Corp.
                   6.590%, 03/15/30..........................      559,525
           20,000 Qwest Capital Funding, Inc.
                   7.900%, 08/15/10..........................       20,300
            5,000 Sensus Metering Systems, Inc. (144A)
                   8.625%, 12/15/13..........................        5,131
           10,000 UCAR Finance, Inc. 10.250%, 02/15/12.......       11,500
                                                              ------------
                                                                 1,039,761
                                                              ------------

                  FOOD & BEVERAGES--0.2%
           95,000 Conagra, Inc. 7.875%, 09/15/10.............      113,351
           10,000 Dole Foods, Inc. 8.875%, 03/15/11..........       10,975
           35,000 General Mills, Inc. 6.000%, 02/15/12.......       37,428
           40,000 Kraft Foods, Inc. 4.625%, 11/01/06.........       41,741
           15,000 The Great Atlantic & Pacific Tea Co., Inc.
                   9.125%, 12/15/11..........................       13,725
                                                              ------------
                                                                   217,220
                                                              ------------

         FACE                                                    VALUE
        AMOUNT                                                  (NOTE 1)
      --------------------------------------------------------------------

                  FOREIGN GOVERNMENT--2.0%
      $   830,000 Canadian Government Treasury Bills
                   0.010%, 03/11/04, (CAD)................... $    639,023
        1,145,000 Federal Republic of Germany
                   5.000%, 07/04/12, (EUR)...................    1,526,605
       60,200,000 Government of Japan
                   4.600%, 09/20/04, (JPY)...................      580,061
                                                              ------------
                                                                 2,745,689
                                                              ------------

                  FOREST PRODUCTS & PAPER--0.0%
            5,000 Blue Ridge Paper Products, Inc. (144A)
                   9.500%, 12/15/08..........................        5,000
            5,000 Boise Cascade Co. 6.500%, 11/01/10.........        5,216
            5,000 Caraustar Industries, Inc. 9.875%, 04/01/11        5,400
           30,000 Georgia-Pacific Corp. 8.875%, 02/01/10.....       34,200
            5,000 Longview Fibre Co. 10.000%, 01/15/09.......        5,487
                                                              ------------
                                                                    55,303
                                                              ------------

                  GAS & OIL--0.2%
           60,000 Devon Energy Corp. 7.950%, 04/15/32........       72,346
           15,000 Dynegy Holdings, Inc. (144A)
                   10.125%, 07/15/13.........................       17,250
           10,000 Giant Industries, Inc. 11.000%, 05/15/12...       10,800
            5,000 Parker Drilling Co. (144A)
                   9.625%, 10/01/13..........................        5,200
           15,000 Premcor Refining Group, Inc. (144A)
                   7.750%, 02/01/12..........................       15,450
            5,000 Tom Brown, Inc. 7.250%, 09/15/13...........        5,287
          100,000 Tosco Corp. 7.625%, 05/15/06...............      111,421
           50,000 Transocean Sedco Forex, Inc.
                   6.625%, 04/15/11..........................       55,812
                                                              ------------
                                                                   293,566
                                                              ------------

                  GAS & PIPELINE UTILITIES--0.2%
            5,000 El Paso Production Holding Co. (144A)
                   7.750%, 06/01/13..........................        4,925
          150,000 Kinder Morgan Energy Partners, L.P.
                   7.125%, 03/15/12..........................      171,846
           15,000 Williams Cos., Inc. 8.625%, 06/01/10.......       16,838
           20,000 Williams Cos., Inc. 7.125%, 09/01/11.......       21,150
                                                              ------------
                                                                   214,759
                                                              ------------

                  HEALTH CARE--0.0%
            5,000 Extendicare Health Services, Inc.
                   9.350%, 12/15/07..........................        5,150
                                                              ------------

                  HEALTH CARE--PRODUCTS--0.0%
            5,000 Biovail Corp. 7.875%, 04/01/10.............        5,100
           15,000 NDC Health Corp. 10.500%, 12/01/12.........       16,875
                                                              ------------
                                                                    21,975
                                                              ------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-88

METROPOLITAN SERIES FUND, INC.

 BALANCED PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


         FACE                                                    VALUE
        AMOUNT                                                  (NOTE 1)
      --------------------------------------------------------------------

                  HOTELS & RESTAURANTS--0.1%
      $    10,000 El Pollo Loco, Inc. (144A) 9.250%, 12/15/09 $     10,125
           15,000 Host Marriot, L.P. 9.500%, 01/15/07........       16,687
           15,000 Park Place Entertainment Corp.
                   8.125%, 05/15/11..........................       16,819
           20,000 Riviera Holdings Corp. 11.000%, 06/15/10...       20,750
                                                              ------------
                                                                    64,381
                                                              ------------

                  HOUSEHOLD PRODUCTS--0.0%
           10,000 Jostens Holding Corp. (144A)
                   0/10.250%, 12/01/13 (e)...................        6,275
                                                              ------------

                  INDUSTRIAL MACHINERY--0.0%
            5,000 Numatics, Inc. 9.625%, 04/01/08............        4,006
            5,000 Westinghouse Air Brake (144A)
                   6.875%, 07/31/13..........................        5,182
                                                              ------------
                                                                     9,188
                                                              ------------

                  INSURANCE--0.8%
          100,000 Everest Reinsurance Holdings, Inc.
                   8.750%, 03/15/10..........................      121,198
          300,000 Jackson National Life Insurance Co. (144A)
                   8.150%, 03/15/27..........................      351,509
          200,000 John Hancock Global Funding (144A)
                   7.900%, 07/02/10..........................      238,323
          400,000 Liberty Mutual Insurance Co. (144A)
                   7.697%, 10/15/97..........................      359,609
           45,000 Torchmark, Inc. 6.250%, 12/15/06...........       49,609
                                                              ------------
                                                                 1,120,248
                                                              ------------

                  IRON & STEEL--0.0%
           20,000 Alaska Steel Corp. 7.875%, 02/15/09........       17,550
            5,000 Steel Dynamics, Inc. 9.500%, 03/15/09......        5,550
           10,000 United States Steel Corp.
                   10.750%, 08/01/08.........................       11,700
                                                              ------------
                                                                    34,800
                                                              ------------

                  LEISURE--0.1%
            5,000 Aztar Corp. 9.000%, 08/15/11...............        5,488
           15,000 Mandalay Resort Group 9.375%, 02/15/10.....       17,475
           20,000 MGM Mirage 8.375%, 02/01/11................       22,650
            5,000 River Rock Entertainment (144A)
                   9.750%, 11/01/11..........................        5,375
           15,000 Six Flags, Inc. 9.750%, 04/15/13...........       15,787
            5,000 True Temper Sports, Inc. 10.875%, 12/01/08.        5,300
                                                              ------------
                                                                    72,075
                                                              ------------

                  MEDIA--0.1%
          130,000 AOL Time Warner, Inc. 7.700%, 05/01/32.....      151,724
           10,000 LBI Media Holdings, Inc. (144A)
                   Zero Coupon, 10/15/13.....................        6,475

         FACE                                                   VALUE
        AMOUNT                                                 (NOTE 1)
      -------------------------------------------------------------------

                  MEDIA--(CONTINUED)
      $    10,000 Lin Television Corp. (144A)
                   6.500%, 05/15/13......................... $     10,012
            5,000 Lodgenet Entertainment Corp.
                   9.500%, 06/15/13.........................        5,475
                                                             ------------
                                                                  173,686
                                                             ------------

                  MEDICAL LABORATORIES--0.0%
           15,000 Radiologix, Inc. 10.500%, 12/15/08........       15,000
                                                             ------------

                  METALS--0.0%
            5,000 FastenTech, Inc. (144A) 11.500%, 05/01/11.        5,406
            5,000 Oregon Steel Mills, Inc. 10.000%, 07/15/09        4,388
            5,000 Trimas Corp. 9.875%, 06/15/12.............        5,212
                                                             ------------
                                                                   15,006
                                                             ------------

                  OFFICE FURNISHINGS AND SUPPLIES--0.1%
           80,000 Boise Cascade Office Products Co.
                   7.050%, 05/15/05.........................       83,337
            5,000 Interface, Inc. 10.375%, 02/01/10.........        5,288
           15,000 Xerox Corp. 9.750%, 01/15/09..............       17,550
                                                             ------------
                                                                  106,175
                                                             ------------

                  PETROLEUM SERVICES--0.1%
           35,000 Energy Corp. of America 9.500%, 05/15/07..       28,000
            5,000 Tesoro Petroleum Corp. 9.625%, 11/01/08...        5,325
            5,000 Tesoro Petroleum Corp. 9.625%, 04/01/12...        5,475
           25,000 Valero Energy Corp. 7.500%, 04/15/32......       27,862
                                                             ------------
                                                                   66,662
                                                             ------------

                  PUBLISHING--0.0%
            5,000 Canwest Media, Inc. 10.625%, 05/15/11.....        5,713
           15,000 Dex Media West, L.L.C. (144A)
                   9.875%, 08/15/13.........................       17,437
            5,000 Liberty Group Operating, Inc.
                   9.375%, 02/01/08.........................        5,050
            5,000 Medianews Group, Inc. (144A)
                   6.875%, 10/01/13.........................        5,088
           10,000 Von Hoffman Corp. 10.250%, 03/15/09.......       10,650
                                                             ------------
                                                                   43,938
                                                             ------------

                  REAL ESTATE--0.4%
            5,000 CBRE Escrow, Inc. (144A)
                   9.750%, 05/15/10.........................        5,550
          200,000 Healthcare Realty Trust 8.125%, 05/01/11..      229,028
          225,000 Liberty Property, L.P. 7.250%, 03/15/11...      256,636
                                                             ------------
                                                                  491,214
                                                             ------------

                  RETAIL--0.2%
            5,000 Gap, Inc. 10.550%, 12/15/08 (d)...........        6,162
           10,000 Icon Health & Fitness, Inc.
                   11.250%, 04/01/12........................       10,900
          185,000 Lowe's Cos., Inc. 7.500%, 12/15/05........      204,206
           10,000 Remington Arms Co. 10.500%, 02/01/11......       10,650

 See accompanying notes to statement of investments and financial statements.

                                    MSF-89

METROPOLITAN SERIES FUND, INC.

 BALANCED PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


         FACE                                                   VALUE
        AMOUNT                                                 (NOTE 1)
      -------------------------------------------------------------------

                  RETAIL--(CONTINUED)
      $    20,000 Rite Aid Corp. 8.125%, 05/01/10........... $     21,500
           15,000 Winn Dixie Stores, Inc. 8.875%, 04/01/08..       15,225
                                                             ------------
                                                                  268,643
                                                             ------------

                  SEMICONDUCTORS--0.1%
           10,000 Amkor Technology, Inc. 10.500%, 05/01/09..       10,675
           15,000 Amkor Technology, Inc. 7.750%, 05/15/13...       16,087
           20,000 Sanmina-SCI Corp. 10.375%, 01/15/10.......       23,400
           15,000 SCG Holdings Corp. 12.000%, 08/01/09......       16,125
                                                             ------------
                                                                   66,287
                                                             ------------

                  SOFTWARE--0.0%
           50,000 International Game Technology
                   8.375%, 05/15/09.........................       59,853
                                                             ------------

                  TELECOMMUNICATIONS--0.2%
            5,000 Accident Escrow Corp. (144A)
                   10.000%, 08/01/11........................        5,575
           10,000 Alaska Communications Systems (144A)
                   9.875%, 08/15/11.........................       10,500
           60,000 AT&T Corp. 8.000%, 11/15/31 (d)...........       70,114
          100,000 AT&T Wireless Services, Inc.
                   8.750%, 03/01/31.........................      123,383
            5,000 Cincinnati Bell, Inc. (144A)
                   8.375%, 01/15/14.........................        5,375
           30,000 Cingular Wireless, L.L.C. 7.125%, 12/15/31       32,359
           15,000 Insight Midwest, L.P. 9.750%, 10/01/09....       15,862
            5,000 Level 3 Communications, Inc.
                   Zero Coupon, 03/15/10 (d)................        4,187
            5,000 Panamsat Corp. 8.500%, 02/01/12...........        5,550
           40,000 Telecommunications Techniques Co.
                   9.750%, 05/15/08 (g).....................          450
           10,000 Telenet Group Holdings NV (144A)
                   Zero Coupon, 06/15/14....................        6,300
            5,000 Time Warner Telecom, Inc.
                   10.125%, 02/01/11........................        5,325
           20,000 Triton PCS, Inc. 8.750%, 11/15/11.........       19,700
            5,000 Western Wireless Corp. 9. 250%, 07/15/13..        5,275
                                                             ------------
                                                                  309,955
                                                             ------------

                  TOBACCO--0.1%
           70,000 Altria Group, Inc. 7.000%, 11/04/13.......       74,676
                                                             ------------

                  TRANSPORTATION--0.7%
          250,000 Honda Auto Receivables 3.610%, 12/18/07...      256,124
          360,000 Norfolk Southern Corp. 7.050%, 05/01/37...      403,855
          250,000 USAA Auto Owner Trust 3.910%, 04/16/07....      254,555
                                                             ------------
                                                                  914,534
                                                             ------------

                  TRUCKING & FREIGHT FORWARDING--0.0%
           25,000 Kansas City Southern Railway Co.
                   9.500%, 10/01/08.........................       27,750
                                                             ------------

          FACE                                                  VALUE
         AMOUNT                                                (NOTE 1)
      -------------------------------------------------------------------

                   U.S. TREASURY--3.2%
      $    290,000 United States Treasury Bonds
                    7.500%, 11/15/16........................ $    369,206
         1,700,000 United States Treasury Bonds
                    8.875%, 08/15/17........................    2,407,625
           281,000 United States Treasury Bonds
                    8.875%, 02/15/19........................      401,742
           900,000 United States Treasury Bonds
                    6.250%, 08/15/23........................    1,025,825
            25,000 United States Treasury Notes
                    5.750%, 08/15/10........................       28,031
                                                             ------------
                                                                4,232,429
                                                             ------------

                   UTILITIES--0.3%
           300,000 Northern Border Partners, L.P.
                    7.100%, 03/15/11........................      333,427
                                                             ------------

                   VENTURE CAPITAL--0.0%
            10,000 Arch Western Finance, L.L.C. (144A)
                    6.750%, 07/01/13........................       10,275
                                                             ------------

                   YANKEE--1.2%
           200,000 British Sky Broadcasting Group, Plc.
                    6.875%, 02/23/09........................      224,498
           100,000 British Telecommunications, Plc.
                    8.375%, 12/15/10 (b)....................      121,688
           125,000 Burlington Resources Finance Co.
                    5.700%, 03/01/07........................      134,883
            50,000 Consumers International, Inc.
                    10.250%, 04/01/05 (e)(k)................            5
            10,000 Crown European Holdings, S.A.
                    10.875%, 03/01/13.......................       11,762
           100,000 Federative Republic of Brazil
                    9.250%, 10/22/10........................      107,500
           100,000 France Telecom S.A. 9.000%, 03/01/11 (d).      120,108
             5,000 JSG Funding, Plc. 9.625%, 10/01/12.......        5,600
           100,000 Norsk Hydro A/S 7.750%, 06/15/23.........      120,806
            15,000 Pacifica Papers, Inc. 10.000%, 03/15/09..       15,900
            30,000 Quebecor Media, Inc.
                    0/13.750%, 07/15/11 (e).................       26,437
            55,000 Republic of South Africa 7.375%, 04/25/12       61,737
            15,000 Rogers Wireless, Inc. 9.625%, 05/01/11...       17,925
            55,000 Russian Federation 0/5.00%, 03/31/30 (e).       52,745
            45,000 Singapore Telecommunications, Ltd. (144A)
                    7.375%, 12/01/31........................       53,121
           375,000 TransCanada Pipelines, Ltd.
                    7.150%, 06/15/06........................      413,783
             5,000 Tyco International Group S.A.
                    5.800%, 08/01/06........................        5,287
            10,000 Tyco International Group S.A.
                    6.750%, 02/15/11........................       10,925
            25,000 Tyco International Group S.A.
                    6.375%, 10/15/11........................       26,719

 See accompanying notes to statement of investments and financial statements.

                                    MSF-90

METROPOLITAN SERIES FUND, INC.

 BALANCED PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


         FACE                                                   VALUE
        AMOUNT                                                 (NOTE 1)
      --------------------------------------------------------------------

                  YANKEE--(CONTINUED)
      $    25,000 Xl Capital Finance Europe, Plc.
                   6.500%, 01/15/12......................... $     27,364
                                                             ------------
                                                                1,558,793
                                                             ------------
                  Total Bonds & Notes
                   (Identified Cost $38,788,993)............   41,210,482
                                                             ------------

                  SHORT TERM INVESTMENTS--2.2%

                  REPURCHASE AGREEMENT--2.2%
        2,992,000 Paribas Repurchase Agreement dated
                   12/31/03 at 0.820% to be repurchased at
                   $2,992,136 on 01/02/04, collateralized by
                   $3,030,000 U.S. Treasury Note 1.625% due
                   03/31/05 with a value of $3,040,544......    2,992,000
                                                             ------------
                  Total Short Term Investments
                   (Identified Cost $2,992,000).............    2,992,000
                                                             ------------
                  Total Investments--100.0%
                   (Identified Cost $127,103,421) (a).......  134,481,269
                  Other assets less liabilities.............      (23,518)
                                                             ------------
                  TOTAL NET ASSETS--100%.................... $134,457,751
                                                             ============

FORWARD CONTRACTS

                                            LOCAL    AGGREGATE               UNREALIZED
                                           CURRENCY    FACE       TOTAL    APPRECIATION/
FORWARD CURRENCY CONTRACTS  DELIVERY DATE   AMOUNT     VALUE      VALUE    (DEPRECIATION)
--------------------------  ------------- ---------- ---------- ---------- --------------
Euro (sold)................   01/26/04     2,376,000 $2,991,488 $2,801,256   $(190,231)
Euro (bought)..............   01/26/04       570,000    717,655    678,956      38,699
Euro (bought)..............   01/26/04     1,091,000  1,373,617  1,297,461      76,156
JPY (bought)...............   01/15/04    62,973,000    588,065    578,684       9,380
                                                                             ---------
Net Unrealized Depreciation                                                  $ (65,996)
                                                                             =========

FUTURES CONTRACTS

                                   EXPIRATION NUMBER OF CONTRACT VALUATION AS OF NET UNREALIZED
FUTURES CONTRACTS SHORT               DATE    CONTRACTS  AMOUNT    12/31/2003     DEPRECIATION
-----------------------            ---------- --------- -------- --------------- --------------
U.S. Treasury Notes 5 Year Futures  03/22/04     (8)    $890,771    $893,000        $(2,229)
                                                                                    =======

 See accompanying notes to statement of investments and financial statements.

                                    MSF-91

METROPOLITAN SERIES FUND, INC.

 BALANCED PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

     ASSETS
       Investments at value.........................          $134,481,269
       Cash.........................................                   878
       Receivable for:
        Fund shares sold............................               399,188
        Dividends and interest......................               535,216
                                                              ------------
         Total Assets...............................           135,416,551
     LIABILITIES
       Payable for:
        Fund shares redeemed........................ $173,104
        Securities purchased........................  587,785
        Open forward currency contracts--net........   65,996
        Futures variation margin....................    1,000
       Accrued expenses:
        Management fees.............................   77,748
        Service and distribution fees...............    2,969
        Deferred trustees fees......................   14,374
        Other expenses..............................   35,824
                                                     --------
         Total Liabilities..........................               958,800
                                                              ------------
     NET ASSETS.....................................          $134,457,751
                                                              ============
       Net assets consist of:
        Capital paid in.............................          $159,951,091
        Undistributed net investment income.........             4,109,206
        Accumulated net realized gains (losses).....           (36,906,249)
        Unrealized appreciation (depreciation) on
         investments, future contracts and foreign
         currency...................................             7,303,703
                                                              ------------
     NET ASSETS.....................................          $134,457,751
                                                              ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per share
      ($109,667,508 divided by 8,990,577 shares
      outstanding)..................................          $      12.20
                                                              ============
     CLASS E
     Net asset value and redemption price per share
      ($24,790,243 divided by 2,038,682 shares
      outstanding)..................................          $      12.16
                                                              ============
     Identified cost of investments.................          $127,103,421
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

      INVESTMENT INCOME
        Dividends...............................              $ 1,251,835
        Interest................................                2,505,200
                                                              -----------
                                                                3,757,035
      EXPENSES
        Management fees......................... $   833,869
        Service and distribution fees--Class E..      23,415
        Directors' fees and expenses............      20,452
        Custodian...............................     144,739
        Audit and tax services..................      25,871
        Legal...................................       3,734
        Printing................................      40,902
        Insurance...............................       2,680
        Miscellaneous...........................       3,615
                                                 -----------
        Total expenses before reductions........   1,099,277
        Expense reductions......................     (22,899)   1,076,378
                                                 -----------  -----------
      NET INVESTMENT INCOME.....................                2,680,657
                                                              -----------
      REALIZED AND UNREALIZED GAIN (LOSS)
      Realized gain (loss) on:
        Investments--net........................  (5,605,210)
        Futures contracts--net..................      22,736
        Foreign currency transactions--net......     321,645   (5,260,829)
                                                 -----------
      Unrealized appreciation (depreciation) on:
        Investments--net........................  24,334,420
        Futures--net............................      (2,229)
        Foreign currency transactions--net......     (26,327)  24,305,864
                                                 -----------  -----------
      Net gain (loss)...........................               19,045,035
                                                              -----------
      NET INCREASE (DECREASE) IN NET ASSETS
       FROM OPERATIONS..........................              $21,725,692
                                                              ===========

                See accompanying notes to financial statements.

                                    MSF-92

METROPOLITAN SERIES FUND, INC.

 BALANCED PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2003          2002
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  2,680,657  $  3,416,809
  Net realized gain (loss)..........................................   (5,260,829)  (13,596,495)
  Unrealized appreciation (depreciation)............................   24,305,864    (9,433,620)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   21,725,692   (19,613,306)
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (3,134,296)   (3,032,639)
    Class E.........................................................     (385,051)      (90,971)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (3,519,347)   (3,123,610)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    3,885,890    (9,539,568)
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   22,092,235   (32,276,484)

NET ASSETS
  Beginning of the period...........................................  112,365,516   144,642,000
                                                                     ------------  ------------
  End of the period................................................. $134,457,751  $112,365,516
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  4,109,206  $  3,553,691
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2003         DECEMBER 31, 2002
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  1,459,306  $ 16,197,151   2,366,788  $ 26,059,522
  Reinvestments...............................................    303,417     3,134,296     253,353     3,032,639
  Redemptions................................................. (2,549,194)  (28,045,563) (4,339,425)  (47,397,452)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................   (786,471) $ (8,714,116) (1,719,284) $(18,305,291)
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................  1,280,485  $ 14,339,343     817,787  $  9,121,173
  Reinvestments...............................................     37,347       385,051       7,606        90,971
  Redemptions.................................................   (189,049)   (2,124,388)    (42,822)     (446,421)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  1,128,783  $ 12,600,006     782,571  $  8,765,723
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.    342,312  $  3,885,890    (936,713) $ (9,539,568)
                                                               ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-93

METROPOLITAN SERIES FUND, INC.

 BALANCED PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                                        CLASS A
                                                                                   ---------------------------------------
                                                                                                YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------------
                                                                                     2003      2002      2001      2000
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  10.52  $  12.44  $  13.58  $  13.85
                                                                                   --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.28      0.34      0.39      0.42
  Net realized and unrealized gain (loss) on investments..........................     1.74     (1.99)    (0.99)    (0.68)
                                                                                   --------  --------  --------  --------
  Total from investment operations................................................     2.02     (1.65)    (0.60)    (0.26)
                                                                                   --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.34)    (0.27)    (0.54)     0.00
  Distributions from net realized capital gains...................................     0.00      0.00      0.00     (0.01)
  Distributions in excess of net realized capital gains...........................     0.00      0.00      0.00      0.00
                                                                                   --------  --------  --------  --------
  Total Distributions.............................................................    (0.34)    (0.27)    (0.54)    (0.01)
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD.................................................... $  12.20  $  10.52  $  12.44  $  13.58
                                                                                   ========  ========  ========  ========
TOTAL RETURN (%)..................................................................     19.8     (13.5)     (4.5)     (1.9)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.90      0.85      0.83      0.80
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.88      0.83      0.83      0.80
Ratio of net investment income to average net assets (%)..........................     2.28      2.69      3.00      2.88
Portfolio turnover rate (%).......................................................       69        47        65       126
Net assets, end of period (000)................................................... $109,668  $102,817  $143,059  $159,977

                                                                                   ---------

                                                                                   ---------
                                                                                     1999
                                                                                   --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  15.51
                                                                                   --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.43
  Net realized and unrealized gain (loss) on investments..........................    (1.21)
                                                                                   --------
  Total from investment operations................................................    (0.78)
                                                                                   --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.43)
  Distributions from net realized capital gains...................................    (0.26)
  Distributions in excess of net realized capital gains...........................    (0.19)
                                                                                   --------
  Total Distributions.............................................................    (0.88)
                                                                                   --------
NET ASSET VALUE, END OF PERIOD.................................................... $  13.85
                                                                                   ========
TOTAL RETURN (%)..................................................................     (5.1)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.77
Ratio of operating expenses to average net assets after expense reductions (%) (d)       --
Ratio of net investment income to average net assets (%)..........................     2.83
Portfolio turnover rate (%).......................................................       63
Net assets, end of period (000)................................................... $192,666

                                                                                               CLASS E
                                                                                   ---------------------------
                                                                                      YEAR ENDED    MAY 1, 2001(A)
                                                                                     DECEMBER 31,      THROUGH
                                                                                   ---------------   DECEMBER 31,
                                                                                     2003    2002        2001
                                                                                   -------  ------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $ 10.49  $12.43      $12.72
                                                                                   -------  ------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................    0.25    0.29        0.05
  Net realized and unrealized gain (loss) on investments..........................    1.75   (1.96)      (0.34)
                                                                                   -------  ------      ------
  Total from investment operations................................................    2.00   (1.67)      (0.29)
                                                                                   -------  ------      ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................   (0.33)  (0.27)       0.00
  Distributions from net realized capital gains...................................    0.00    0.00        0.00
  Distributions in excess of net realized capital gains...........................    0.00    0.00        0.00
                                                                                   -------  ------      ------
  Total Distributions.............................................................   (0.33)  (0.27)       0.00
                                                                                   -------  ------      ------
NET ASSET VALUE, END OF PERIOD.................................................... $ 12.16  $10.49      $12.43
                                                                                   =======  ======      ======
TOTAL RETURN (%)..................................................................    19.6   (13.7)       (2.3)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...    1.05    1.00        0.98 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)    1.03    0.98        0.98 (c)
Ratio of net investment income to average net assets (%)..........................    2.06    2.54        2.71 (c)
Portfolio turnover rate (%).......................................................      69      47          65
Net assets, end of period (000)................................................... $24,790  $9,548      $1,583

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-94

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--60.0% OF TOTAL NET ASSETS


                                                             VALUE
           SHARES                                           (NOTE 1)
         -------------------------------------------------------------

                    AEROSPACE & DEFENSE--0.8%
              3,000 Honeywell International, Inc......... $    100,290
             17,900 Lockheed Martin Corp.................      920,060
              3,600 Northrop Grumman Corp................      344,160
                                                          ------------
                                                             1,364,510
                                                          ------------

                    BEVERAGES--0.4%
             32,000 Diageo, Plc., (GBP)..................      419,844
              6,050 PepsiCo, Inc.........................      282,051
                                                          ------------
                                                               701,895
                                                          ------------

                    CAPITAL MARKETS--2.0%
              2,500 Franklin Resources, Inc..............      130,150
             14,200 J.P. Morgan Chase & Co...............      521,566
             32,810 Merrill Lynch & Co., Inc.............    1,924,307
             16,300 Morgan Stanley.......................      943,281
                                                          ------------
                                                             3,519,304
                                                          ------------

                    CHEMICALS--2.2%
             24,504 Air Products & Chemicals, Inc........    1,294,546
             20,680 Lyondell Chemical Co.................      350,526
             16,300 PPG Industries, Inc..................    1,043,526
              6,900 Syngenta AG, (CHF)...................      464,536
             17,300 The Dow Chemical Co..................      719,161
                                                          ------------
                                                             3,872,295
                                                          ------------

                    COMMERCIAL BANKS--5.3%
             16,712 Bank of America Corp.................    1,344,146
             23,700 Bank One Corp........................    1,080,483
             41,750 FleetBoston Financial Corp...........    1,822,388
             72,020 Mellon Financial Corp................    2,312,562
              5,300 PNC Financial Services Group, Inc....      290,069
             12,600 SouthTrust Corp......................      412,398
             18,250 SunTrust Banks, Inc..................    1,304,875
             18,000 U.S. Bancorp.........................      536,040
              5,500 Wachovia Corp........................      256,245
              2,700 Wells Fargo & Co.....................      159,003
                                                          ------------
                                                             9,518,209
                                                          ------------

                    COMPUTER & PERIPHERALS--0.6%
             20,700 Hewlett-Packard Co...................      475,479
              6,250 International Business Machines Corp.      579,250
                                                          ------------
                                                             1,054,729
                                                          ------------

                    CONSUMER FINANCE--0.2%
              8,200 American Express Co..................      395,486
                                                          ------------

                    CONTAINERS & PACKAGING--0.6%
             62,300 Owens-Illinois, Inc. (b).............      740,747
             20,800 Smurfit-Stone Container Corp.........      386,256
                                                          ------------
                                                             1,127,003
                                                          ------------

                                                              VALUE
          SHARES                                             (NOTE 1)
        ---------------------------------------------------------------

                   DIVERSIFIED FINANCIAL SERVICES--2.1%
            69,330 Citigroup, Inc......................... $  3,365,278
             5,200 Hartford Financial Services Group, Inc.      307,424
                                                           ------------
                                                              3,672,702
                                                           ------------

                   DIVERSIFIED TELECOMMUNICATION SERVICES--3.7%
            87,320 AT&T Corp..............................    1,772,596
            24,000 BellSouth Corp.........................      679,200
            45,000 SBC Communications, Inc................    1,173,150
            85,030 Verizon Communications, Inc............    2,982,852
                                                           ------------
                                                              6,607,798
                                                           ------------

                   ELECTRIC UTILITIES--2.0%
             7,700 Cinergy Corp...........................      298,837
             3,100 Dominion Resources, Inc................      197,873
             5,800 Entergy Corp...........................      331,354
             5,600 Exelon Corp............................      371,616
             9,720 FirstEnergy Corp.......................      342,144
             3,500 FPL Group, Inc.........................      228,970
            12,600 PPL Corp...............................      551,250
            55,050 TXU Corp...............................    1,305,786
                                                           ------------
                                                              3,627,830
                                                           ------------

                   ELECTRICAL EQUIPMENT--0.5%
            13,150 Emerson Electric Co....................      851,463
                                                           ------------

                   ENERGY EQUIPMENT & SERVICES--3.6%
            16,260 BJ Services Co. (b)....................      583,734
            11,590 Cooper Cameron Corp. (b)...............      540,094
            66,300 Global SantaFe Corp....................    1,646,229
            61,840 Noble Corp. (b)........................    2,212,635
            27,546 Schlumberger, Ltd......................    1,507,317
                                                           ------------
                                                              6,490,009
                                                           ------------

                   FOOD & STAPLES RETAILING--0.6%
            16,500 Rite Aid Corp..........................       99,660
            60,790 The Kroger Co..........................    1,125,223
                                                           ------------
                                                              1,224,883
                                                           ------------

                   FOOD PRODUCTS--1.0%
            46,584 Archer-Daniels-Midland Co..............      709,009
            28,000 Kellogg Co.............................    1,066,240
                                                           ------------
                                                              1,775,249
                                                           ------------

                   GAS UTILITIES--0.7%
            17,260 National Fuel Gas Co...................      421,835
            30,582 NiSource, Inc..........................      670,969
             5,000 WGL Holdings, Inc......................      138,950
                                                           ------------
                                                              1,231,754
                                                           ------------

                   HEALTH CARE EQUIPMENT & SUPPLIES--0.4%
            21,760 Baxter International, Inc..............      664,115
                                                           ------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-95

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                VALUE
        SHARES                                                 (NOTE 1)
      -------------------------------------------------------------------

                 HEALTH CARE PROVIDERS & SERVICES--0.3%
          30,600 Tenet Healthcare Corp. (b)................. $    491,130
                                                             ------------

                 HOTELS, RESTAURANTS & LEISURE--0.5%
          12,740 Hilton Hotels Corp.........................      218,236
          22,300 McDonald's Corp............................      553,709
           3,800 Starwood Hotels & Resorts Worldwide, Inc.
                  (Class B).................................      136,686
                                                             ------------
                                                                  908,631
                                                             ------------

                 HOUSEHOLD PRODUCTS--2.0%
           3,100 Colgate-Palmolive Co.......................      155,155
          36,800 Kimberly-Clark Corp........................    2,174,512
          46,600 Newell Rubbermaid, Inc.....................    1,061,082
           1,366 The Procter & Gamble Co....................      136,436
                                                             ------------
                                                                3,527,185
                                                             ------------

                 INDUSTRIAL CONGLOMERATES--1.3%
          45,240 General Electric Co........................    1,401,535
          35,040 Tyco International, Ltd....................      928,560
                                                             ------------
                                                                2,330,095
                                                             ------------

                 INSURANCE--3.1%
          27,660 Hartford Financial Services Group, Inc.....    1,632,770
           1,500 Marsh & McLennan Cos., Inc.................       71,835
          48,960 The Allstate Corp..........................    2,106,259
          12,982 The Chubb Corp.............................      884,074
          53,601 Travelers Property Casualty Corp. (Class A)      899,425
                                                             ------------
                                                                5,594,363
                                                             ------------

                 MACHINERY--0.3%
           8,948 Deere & Co.................................      582,067
                                                             ------------

                 MEDIA--4.8%
          61,790 Comcast Corp. (Special Class A) (b)........    1,932,791
          16,600 Cox Communications, Inc....................      571,870
          18,000 New York Times Co. (Class A)...............      860,220
         130,600 Reed Elsevier, Plc., (GBP).................    1,089,289
          15,100 The Walt Disney Co.........................      352,283
          22,000 Time Warner, Inc. (b)......................      395,780
          19,000 Tribune Co.................................      980,400
          52,600 Viacom, Inc. (Class B).....................    2,334,388
                                                             ------------
                                                                8,517,021
                                                             ------------

                 METALS & MINING--1.2%
          40,890 Alcoa, Inc.................................    1,553,820
          56,800 BHP Billiton, Ltd., (AUD)..................      521,337
                                                             ------------
                                                                2,075,157
                                                             ------------

                 MULTI-UTILITIES--0.5%
         170,190 Calpine Corp. (b)..........................      818,614
                                                             ------------

                                                             VALUE
            SHARES                                          (NOTE 1)
          ------------------------------------------------------------

                     MULTILINE RETAIL--0.8%
              24,910 Sears Roebuck & Co.................. $  1,133,156
               9,100 The May Department Stores Co........      264,537
                                                          ------------
                                                             1,397,693
                                                          ------------

                     OIL & GAS--4.4%
              28,100 BP, Plc. (ADR)......................    1,386,735
               8,000 ConocoPhillips......................      524,560
              33,850 Devon Energy Corp...................    1,938,251
              54,028 Exxon Mobil Corp....................    2,215,148
              27,150 Occidental Petroleum Corp...........    1,146,816
               3,400 Total S.A. (ADR)....................      314,534
               7,000 Unocal Corp.........................      257,810
                                                          ------------
                                                             7,783,854
                                                          ------------

                     PAPER & FOREST PRODUCTS--1.0%
               3,100 Boise Cascade Corp..................      101,866
              12,320 Bowater, Inc........................      570,539
              23,900 International Paper Co..............    1,030,329
                                                          ------------
                                                             1,702,734
                                                          ------------

                     PERSONAL PRODUCTS--0.2%
              10,856 The Gillette Co.....................      398,741
                                                          ------------

                     PHARMACEUTICALS--5.6%
               9,080 Eli Lilly & Co......................      638,596
              45,000 Johnson & Johnson...................    2,324,700
              26,140 Merck & Co., Inc....................    1,207,668
              19,200 Novartis AG, (CHF)..................      871,317
              59,700 Pfizer, Inc.........................    2,109,201
               5,000 Roche Holdings AG, (CHF)............      504,122
             116,170 Schering-Plough Corp................    2,020,196
               7,300 Wyeth...............................      309,885
                                                          ------------
                                                             9,985,685
                                                          ------------

                     REAL ESTATE--0.4%
              25,100 Equity Residential (REIT)...........      740,701
               1,000 Healthcare Realty Trust, Inc. (REIT)       35,750
                                                          ------------
                                                               776,451
                                                          ------------

                     ROAD & RAIL--1.0%
              27,900 Burlington Northern Santa Fe Corp...      902,565
              12,900 Union Pacific Corp..................      896,292
                                                          ------------
                                                             1,798,857
                                                          ------------

                     SEMICONDUCTORS & EQUIPMENT--0.4%
              23,600 Texas Instruments, Inc..............      693,368
                                                          ------------

                     SOFTWARE--1.1%
              58,800 Microsoft Corp......................    1,619,352
              26,280 Network Associates, Inc. (b)........      395,251
                                                          ------------
                                                             2,014,603
                                                          ------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-96

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                              VALUE
         SHARES                                              (NOTE 1)
       -----------------------------------------------------------------

                   SPECIALTY RETAIL--0.4%
            18,200 The Home Depot, Inc.................... $     645,918
                                                           -------------

                   THRIFTS & MORTGAGE FINANCE--1.2%
            15,844 Federal Home Loan Mortgage Corp........       924,022
            17,500 Federal National Mortgage Association..     1,313,550
                                                           -------------
                                                               2,237,572
                                                           -------------

                   TOBACCO--0.6%
            19,800 Altria Group, Inc......................     1,077,516
                                                           -------------

                   WIRELESS TELECOMMUNICATION SERVICES--2.2%
           257,769 AT&T Wireless Services, Inc. (b).......     2,059,574
            14,950 Telephone & Data Systems, Inc..........       935,123
            36,830 Vodafone Group, Plc. (ADR).............       922,223
                                                           -------------
                                                               3,916,920
                                                           -------------
                   Total Common Stocks
                    (Identified Cost $93,332,924).........   106,973,409
                                                           -------------

       BONDS & NOTES--36.8%
          FACE
         AMOUNT
       -----------------------------------------------------------------

                   AEROSPACE & DEFENSE--0.2%
       $   153,000 BAE Systems Holdings, Inc. (144A)
                    6.400%, 12/15/11......................       164,464
           220,000 Northrop Grumman Corp. 7.750%, 02/15/31       267,519
                                                           -------------
                                                                 431,983
                                                           -------------

                   ASSET BACKED--0.6%
           325,000 Capital One Auto Finance Trust
                    4.790%, 01/15/09......................       337,959
           216,710 Continental Airlines Pass Through
                    6.648%, 03/15/19......................       211,724
           500,000 Providian Gateway Master Trust
                    1.443%, 03/16/09 (d)..................       502,067
                                                           -------------
                                                               1,051,750
                                                           -------------

                   AUTOMOBILES--0.3%
           318,000 DaimlerChrysler North America Holdings
                    6.500%, 11/15/13......................       334,984
           215,000 Ford Motor Co. 7.450%, 07/16/31........       217,262
                                                           -------------
                                                                 552,246
                                                           -------------

                   BANKS--0.1%
           175,000 KFW International Finance, Inc.
                    4.250%, 04/18/05......................       181,010
                                                           -------------

                   BUILDING & CONSTRUCTION--0.2%
           309,000 CRH America, Inc. 6.950%, 03/15/12.....       348,622
                                                           -------------

                   CHEMICALS--0.1%
           108,000 Dow Chemical Co. 5.750%, 12/15/08......       115,796
                                                           -------------

       FACE                                                      VALUE
      AMOUNT                                                    (NOTE 1)
    -----------------------------------------------------------------------

                COLLATERALIZED MORTGAGE OBLIGATIONS--2.2%
    $   700,000 Chase Commercial Mortgage Securities Corp.
                 6.390%, 11/18/30............................ $     777,796
         33,193 Chase Mortgage Finance Trust
                 6.000%, 02/25/17............................        33,311
        193,000 Criimi Mae Commercial Mortgage Trust (144A)
                 7.000%, 06/02/33............................       209,198
        204,000 Deutsche Mortgage & Asset Receiving Corp.
                 6.538%, 06/15/31............................       223,417
        336,525 First Union Lehman Brothers Bank of America
                 Commercial Mortgage Trust
                 6.560%, 11/18/35............................       375,378
         74,853 First Union Lehman Brothers Commercial
                 Mortgage Trust 7.380%, 04/18/29.............        83,329
        258,462 Lehman Brothers Commercial Conduit Mortgage
                 Trust 6.480%, 02/18/30 (d)..................       285,967
        311,682 Lehman Brothers Commercial Conduit Mortgage
                 Trust 6.780%, 06/15/31......................       351,632
        428,000 Merrill Lynch Mortgage Investments, Inc.
                 6.390%, 02/15/30 (d)........................       467,950
      6,721,372 Morgan Stanley Capital I, Inc. (144A)
                 0.665%, 11/15/30 (d)(h).....................       191,672
         60,173 Multi-Family Capital Access One, Inc.
                 6.650%, 01/15/24............................        67,107
        205,000 Pemex Project Funding Master Trust
                 9.125%, 10/13/10............................       243,437
         27,000 Pemex Project Funding Master Trust
                 8.625%, 02/01/22............................        29,903
         55,678 Residential Funding Mortgage Securities, Inc.
                 6.000%, 12/25/16............................        55,971
         45,000 Small Business Administration Participation
                 Certificates 4.350%, 07/01/23...............        43,366
        240,758 TIAA Retail Commercial Mortgage Trust (144A)
                 7.170%, 01/15/32............................       262,448
        135,000 Wells Fargo Mortgage Backed Securities Trust
                 6.000%, 04/25/17............................       138,390
                                                              -------------
                                                                  3,840,272
                                                              -------------

                COMMUNICATIONS--0.1%
        200,000 Hearst-Argyle Television, Inc.
                 7.500%, 11/15/27............................       227,239
                                                              -------------

                DOMESTIC OIL--0.6%
        150,000 Amerada Hess Corp. 7.300%, 08/15/31..........       154,889
        600,000 Occidental Petroleum Corp.
                 7.650%, 02/15/06............................       657,487
        250,000 Phillips Petroleum Co. 8.500%, 05/25/05......       272,530
                                                              -------------
                                                                  1,084,906
                                                              -------------

                DRUGS & HEATH CARE--0.2%
         40,000 HCA, Inc. 8.750%, 09/01/10...................        47,629
        186,000 HCA, Inc. 6.950%, 05/01/12...................       199,432
         43,000 HCA, Inc. 6.250%, 02/15/13...................        44,015
                                                              -------------
                                                                    291,076
                                                              -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-97

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


         FACE                                                  VALUE
        AMOUNT                                                (NOTE 1)
      -------------------------------------------------------------------

                  ELECTRICAL UTILITIES--1.0%
      $    44,000 CenterPoint Energy Resources Corp. (144A)
                   7.875%, 04/01/13........................ $      49,812
          250,000 Exelon Generation Co., L.L.C.
                   6.950%, 06/15/11........................       280,750
           51,000 FirstEnergy Corp. (Series B)
                   6.450%, 11/15/11........................        52,859
          150,000 MidAmerican Energy Holdings Co.
                   3.500%, 05/15/08........................       147,469
          200,000 Niagara Mohawk Power Corp.
                   5.375%, 10/01/04........................       205,464
           68,000 Niagara Mohawk Power Corp.
                   7.750%, 05/15/06........................        75,931
           78,000 Progress Energy, Inc. 7.100%, 03/01/11...        87,877
          222,000 Progress Energy, Inc. 6.850%, 04/15/12...       247,414
          300,000 PSE&G Power, L.L.C. 8.625%, 04/15/31.....       386,384
          164,000 Toledo Edison Co. 7.875%, 08/01/04.......       169,326
           98,000 TXU Energy Co. 7.000%, 03/15/13..........       108,388
                                                            -------------
                                                                1,811,674
                                                            -------------

                  ENVIRONMENTAL CONTROL--0.1%
          196,000 USA Waste Services, Inc. 7.000%, 07/15/28       210,960
                                                            -------------

                  FEDERAL AGENCIES--17.3%
          330,000 Federal Home Loan Banks 2.875%, 09/15/06.       333,505
          200,980 Federal Home Loan Banks 5.000%, 12/01/18.       204,993
        1,270,000 Federal Home Loan Mortgage Corp.
                   7.000%, 07/15/05........................     1,372,145
          961,000 Federal Home Loan Mortgage Corp.
                   5.500%, 07/15/06........................     1,035,427
          419,000 Federal Home Loan Mortgage Corp.
                   2.875%, 12/15/06........................       422,004
        1,698,000 Federal Home Loan Mortgage Corp.
                   4.875%, 11/15/13........................     1,716,355
           79,745 Federal Home Loan Mortgage Corp.
                   5.000%, 12/01/17........................        81,292
          271,206 Federal Home Loan Mortgage Corp.
                   5.500%, 05/01/33........................       274,621
          707,118 Federal Home Loan Mortgage Corp.
                   5.000%, 09/01/33........................       698,344
          344,616 Federal Home Loan Mortgage Corp.
                   5.000%, 11/01/33........................       340,340
          473,000 Federal National Mortgage Association
                   5.250%, 04/15/07........................       509,122
          728,000 Federal National Mortgage Association
                   6.000%, 05/15/08........................       806,987
          804,000 Federal National Mortgage Association
                   6.625%, 09/15/09........................       919,357
          264,000 Federal National Mortgage Association
                   5.125%, 01/02/14........................       264,918
          302,195 Federal National Mortgage Association
                   6.000%, 04/01/16........................       317,319
           98,203 Federal National Mortgage Association
                   6.000%, 12/01/16........................       103,115
          215,573 Federal National Mortgage Association
                   6.000%, 02/01/17........................       226,357

           FACE                                              VALUE
          AMOUNT                                            (NOTE 1)
        ---------------------------------------------------------------

                    FEDERAL AGENCIES--(CONTINUED)
        $    79,775 Federal National Mortgage Association
                     6.000%, 03/01/17.................... $      83,774
            238,681 Federal National Mortgage Association
                     6.000%, 05/01/17....................       250,645
            520,595 Federal National Mortgage Association
                     5.500%, 07/01/17....................       540,064
            280,638 Federal National Mortgage Association
                     6.000%, 08/01/17....................       294,705
            327,294 Federal National Mortgage Association
                     5.500%, 09/01/17....................       339,525
             82,921 Federal National Mortgage Association
                     5.000%, 11/01/17....................        84,672
            289,391 Federal National Mortgage Association
                     5.500%, 11/01/17....................       300,206
            105,304 Federal National Mortgage Association
                     5.500%, 12/01/17....................       109,240
            154,462 Federal National Mortgage Association
                     5.500%, 01/01/18....................       160,234
            552,679 Federal National Mortgage Association
                     5.000%, 02/01/18....................       564,375
            165,369 Federal National Mortgage Association
                     5.500%, 02/01/18....................       171,564
            181,610 Federal National Mortgage Association
                     4.500%, 04/01/18....................       182,026
            308,083 Federal National Mortgage Association
                     4.500%, 06/01/18....................       308,790
          1,699,901 Federal National Mortgage Association
                     4.500%, 07/01/18....................     1,703,801
            300,001 Federal National Mortgage Association
                     5.000%, 11/01/18....................       306,365
            332,289 Federal National Mortgage Association
                     5.000%, 12/01/18....................       339,338
            379,410 Federal National Mortgage Association
                     6.500%, 11/01/28....................       397,268
            194,474 Federal National Mortgage Association
                     4.080%, 04/25/31....................       195,065
            121,914 Federal National Mortgage Association
                     6.500%, 07/01/31....................       127,490
          1,110,012 Federal National Mortgage Association
                     6.500%, 09/01/31....................     1,160,946
             80,200 Federal National Mortgage Association
                     7.500%, 11/01/31....................        85,701
            100,151 Federal National Mortgage Association
                     6.500%, 12/01/31....................       104,747
             88,756 Federal National Mortgage Association
                     6.500%, 01/01/32....................        92,829
             76,704 Federal National Mortgage Association
                     7.500%, 02/01/32....................        81,965
             39,566 Federal National Mortgage Association
                     6.500%, 06/01/32....................        41,386
            589,375 Federal National Mortgage Association
                     6.500%, 07/01/32....................       616,479
            120,601 Federal National Mortgage Association
                     6.500%, 08/01/32....................       126,147
            801,808 Federal National Mortgage Association
                     6.000%, 10/01/32....................       829,159

 See accompanying notes to statement of investments and financial statements.

                                    MSF-98

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


          FACE                                                 VALUE
         AMOUNT                                               (NOTE 1)
       ------------------------------------------------------------------

                   FEDERAL AGENCIES--(CONTINUED)
       $ 1,846,942 Federal National Mortgage Association
                    6.000%, 11/01/32....................... $   1,909,974
            96,471 Federal National Mortgage Association
                    6.000%, 12/01/32.......................        99,762
           873,351 Federal National Mortgage Association
                    5.500%, 02/01/33.......................       885,167
           683,121 Federal National Mortgage Association
                    6.000%, 03/01/33.......................       706,424
           554,910 Federal National Mortgage Association
                    5.500%, 04/01/33.......................       562,418
         1,063,063 Federal National Mortgage Association
                    5.500%, 06/01/33.......................     1,077,446
         2,060,204 Federal National Mortgage Association
                    5.500%, 07/01/33.......................     2,088,077
           269,000 Federal National Mortgage Association
                    5.500%, 11/01/33.......................       272,639
           425,802 Government National Mortgage Association
                    6.500%, 10/15/28.......................       449,583
           156,148 Government National Mortgage Association
                    6.000%, 03/20/31.......................       161,563
           151,745 Government National Mortgage Association
                    7.000%, 08/15/32.......................       161,714
           348,445 Government National Mortgage Association
                    5.500%, 11/15/32.......................       354,619
            30,612 Government National Mortgage Association
                    6.500%, 03/15/33.......................        32,275
           392,936 Government National Mortgage Association
                    6.000%, 04/15/33.......................       408,727
         1,851,952 Government National Mortgage Association
                    5.500%, 08/15/33.......................     1,884,709
           500,000 Student Loan Marketing Association
                    5.000%, 06/30/04.......................       509,944
                                                            -------------
                                                               30,789,748
                                                            -------------

                   FINANCE & BANKING--2.9%
           485,000 AIG SunAmerica Global Financing II
                    (144A) 7.600%, 06/15/05................       526,958
           478,000 Bank of America Corp. 7.400%, 01/15/11..       560,613
           596,000 Boeing Capital Corp. 6.500%, 02/15/12...       651,632
           108,000 Cendant Corp. 6.875%, 08/15/06..........       118,491
            60,000 Cendant Corp. 6.250%, 01/15/08..........        65,450
           167,000 Countrywide Home Loans, Inc.
                    5.500%, 08/01/06.......................       178,382
            35,000 Ford Motor Credit Co. 6.875%, 02/01/06..        37,356
           175,000 Ford Motor Credit Co. 7.875%, 06/15/10..       195,539
            99,000 Ford Motor Credit Co. 7.000%, 10/01/13..       104,413
           424,000 General Electric Capital Corp.
                    6.750% 03/15/32........................       469,419
           500,000 General Motors Acceptance Corp.
                    5.360%, 07/27/04.......................       509,973
           201,000 General Motors Acceptance Corp.
                    6.875%, 09/15/11.......................       216,503
           121,000 General Motors Acceptance Corp.
                    8.000%, 11/01/31.......................       135,879

        FACE                                                    VALUE
       AMOUNT                                                  (NOTE 1)
     ---------------------------------------------------------------------

                 FINANCE & BANKING--(CONTINUED)
     $    85,000 General Motors Corp.
                  7.200%, 01/15/11.......................... $      93,456
         100,000 MidAmerican Funding, L.L.C.
                  6.927%, 03/01/29..........................       108,517
         141,000 Popular North America, Inc.
                  4.250%, 04/01/08..........................       143,550
         131,000 Prudential Funding Corp. (144A)
                  6.600%, 05/15/08..........................       145,827
          24,000 SAFECO Corp. 4.875%, 02/01/10..............        24,743
         408,000 Simon Property Group, Inc.
                  6.750%, 02/09/04..........................       409,970
         141,000 SLM Corp. 4.000%, 01/15/09.................       141,969
         308,000 TCI Communications Financing III
                  9.650%, 03/31/27..........................       371,140
                                                             -------------
                                                                 5,209,780
                                                             -------------

                 FINANCIAL SERVICES--0.6%
         502,000 Credit Suisse First Boston 4.625%, 01/15/08       522,584
         122,000 DBS Capital Funding Corp. (144A)
                  7.657%, 03/15/49..........................       140,483
         237,156 Mortgage Capital Funding, Inc.
                  6.337%, 11/18/31..........................       261,966
         146,000 SLM Corp. 5.375%, 01/15/13.................       149,815
                                                             -------------
                                                                 1,074,848
                                                             -------------

                 FOOD & BEVERAGES--0.3%
         290,000 Kellogg Co. 6.000%, 04/01/06...............       310,747
         152,000 Kraft Foods, Inc. 6.250%, 06/01/12.........       165,659
          95,000 Miller Brewing Co. (144A) 5.500%, 08/15/13.        97,056
                                                             -------------
                                                                   573,462
                                                             -------------

                 FOOD PRODUCTS--0.1%
         175,000 Cadbury Schweppes US Finance (144A)
                  5.125%, 10/01/13..........................       173,860
                                                             -------------

                 FOREST PRODUCTS & PAPER--0.2%
         166,000 MeadWestvaco Corp. 6.800%, 11/15/32........       170,701
         171,000 Weyerhaeuser Co. 6.750%, 03/15/12..........       186,551
                                                             -------------
                                                                   357,252
                                                             -------------

                 GAS & OIL--0.4%
         251,000 Devon Financing Corp. 6.875%, 09/30/11.....       284,615
         263,000 Kinder Morgan Energy Partners, L.P.
                  6.750%, 03/15/11..........................       295,216
          53,000 Kinder Morgan Energy Partners, L.P.
                  7.750%, 03/15/32..........................        63,228
                                                             -------------
                                                                   643,059
                                                             -------------

                 HOTELS & RESTAURANTS--0.1%
         132,000 MGM Mirage, Inc. 8.500%, 09/15/10..........       151,470
                                                             -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-99

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


        FACE                                                     VALUE
       AMOUNT                                                   (NOTE 1)
     ----------------------------------------------------------------------

                 INDUSTRIAL MACHINERY--0.1%
     $   150,000 Kennametal, Inc. 7.200%, 06/15/12........... $     159,099
                                                              -------------

                 INSURANCE--0.0%
          56,000 Travelers Property Casualty Corp.
                  6.375%, 03/15/33...........................        58,395
                                                              -------------

                 INVESTMENT BROKERAGE--0.7%
         355,000 Citigroup, Inc. 7.250%, 10/01/10............       413,773
         450,000 Lehman Brothers Holdings, Inc.
                  7.750%, 01/15/05...........................       480,847
         255,000 Morgan Stanley 6.100%, 04/15/06.............       275,941
                                                              -------------
                                                                  1,170,561
                                                              -------------

                 MEDIA--0.2%
          61,000 AOL Time Warner, Inc. 6.150%, 05/01/07......        66,370
         242,000 Cox Communications, Inc. 7.750%, 11/01/10...       288,285
          51,000 The Walt Disney Co. 6.750%, 03/30/06........        55,470
                                                              -------------
                                                                    410,125
                                                              -------------

                 PHARMACEUTICALS--0.1%
         175,000 Wyeth 6.500%, 02/01/34......................       178,943
                                                              -------------

                 REAL ESTATE--0.5%
         200,000 Boston Properties, Inc. 5.000%, 06/01/15....       191,016
         175,000 EOP Operating, L.P. 8.375%, 03/15/06........       195,954
         137,000 EOP Operating, L.P. 6.800%, 01/15/09........       153,657
         325,000 Vornado Realty Trust (REIT) 5.625%, 06/15/07       346,985
                                                              -------------
                                                                    887,612
                                                              -------------

                 TELECOMMUNICATIONS--0.7%
          73,000 AT&T Wireless Services, Inc.
                  7.350%, 03/01/06...........................        79,827
          95,000 AT&T Wireless Services, Inc.
                  8.750%, 03/01/31...........................       117,214
          91,000 Citizens Communications Co.
                  8.500%, 05/15/06...........................        99,359
         245,000 Citizens Communications Co.
                  7.625%, 08/15/08...........................       268,263
         129,000 PCCW-HKTC Capital, Ltd. (144A)
                  6.000%, 07/15/13...........................       131,688
          28,000 Sprint Capital Corp. 7.125%, 01/30/06.......        30,292
         150,000 Sprint Capital Corp. 6.875%, 11/15/28.......       146,375
         352,000 Verizon New York, Inc. 6.875%, 04/01/12.....       389,491
                                                              -------------
                                                                  1,262,509
                                                              -------------

                 U.S. TREASURY--6.0%
         953,000 United States Treasury Bonds
                  8.000%, 11/15/21...........................     1,287,071
       1,706,000 United States Treasury Bonds
                  6.250%, 08/15/23...........................     1,944,508
         542,000 United States Treasury Bonds
                  6.250%, 05/15/30...........................       625,459

         FACE                                                  VALUE
        AMOUNT                                                (NOTE 1)
      -------------------------------------------------------------------

                  U.S. TREASURY--(CONTINUED)
      $   804,000 United States Treasury Notes
                   6.500%, 05/15/05........................ $     859,275
          325,000 United States Treasury Notes
                   1.250%, 05/31/05........................       324,137
          982,000 United States Treasury Notes
                   5.750%, 11/15/05........................     1,054,346
          315,000 United States Treasury Notes
                   3.500%, 11/15/06........................       325,594
          586,000 United States Treasury Notes
                   4.375%, 05/15/07........................       620,542
          246,000 United States Treasury Notes
                   3.250%, 08/15/07........................       250,929
        1,432,000 United States Treasury Notes
                   3.000%, 11/15/07........................     1,444,306
          499,227 United States Treasury Notes
                   4.250%, 01/15/10........................       580,391
          803,618 United States Treasury Notes
                   3.000%, 07/15/12........................       876,069
          428,000 United States Treasury Notes
                   3.875%, 02/15/13........................       418,972
                                                            -------------
                                                               10,611,599
                                                            -------------

                  YANKEE--0.9%
          200,000 Coca-Cola HBC Finance BV (144A)
                   5.125%, 09/17/13........................       200,515
           52,000 Deutsche Telekom International Finance BV
                   8.750%, 06/15/30 (b)....................        66,426
          170,000 France Telecom S.A. 9.750%, 03/01/31 (d).       225,875
          350,000 Hydro Quebec 6.300%, 05/11/11............       394,733
          355,000 Republic of Italy 4.625%, 06/15/05.......       368,993
           95,000 State of Israel 4.625%, 06/15/13.........        90,392
          223,000 Telecom Italia Capital (144A)
                   5.250%, 11/15/13........................       223,444
           56,000 United Mexican States 8.125%, 12/30/19...        62,580
           39,000 United Mexican States 8.000%, 09/24/22...        42,666
                                                            -------------
                                                                1,675,624
                                                            -------------
                  Total Bonds & Notes
                   (Identified Cost $64,141,058)...........    65,535,480
                                                            -------------

      PREFERRED STOCKS--0.4%
        SHARES
      -------------------------------------------------------------------

                  COMMUNICATION EQUIPMENT--0.1%
            4,800 Motorola, Inc............................       208,464
                                                            -------------

                  DIVERSIFIED FINANCIAL SERVICES--0.2%
          300,000 RBS Capital Trust II 12/29/49............       303,203
                                                            -------------

                  INSURANCE--0.1%
            6,900 The Chubb Corp...........................       197,064
                                                            -------------
                  Total Preferred Stocks
                   (Identified Cost $659,619)..............       708,731
                                                            -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-100

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

SHORT TERM INVESTMENTS--2.8%


           FACE                                               VALUE
          AMOUNT                                             (NOTE 1)
        ---------------------------------------------------------------

                   DISCOUNT NOTES--2.8%
        $4,952,000 Federal Home Loan Bank 0.750%, 01/02/04 $  4,951,897
                                                           ------------
                   Total Short Term Investments
                    (Identified Cost $4,951,897)..........    4,951,897
                                                           ------------
                   Total Investments--100.0%
                    (Identified Cost $163,085,498) (a)....  178,169,517
                   Other assets less liabilities..........       13,500
                                                           ------------
                   TOTAL NET ASSETS--100%................. $178,183,017
                                                           ============

 See accompanying notes to statement of investments and financial statements.

                                    MSF-101

METROPOLITAN SERIES FUND

 MFS TOTAL RETURN PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

    ASSETS
      Investments at value........................            $178,169,517
      Cash........................................                     896
      Receivable for:
       Securities sold............................                 875,267
       Fund shares sold...........................                 272,365
       Dividends and interest.....................                 903,496
       Foreign taxes..............................                   2,662
                                                              ------------
      Total Assets................................             180,224,203
    LIABILITIES
      Payable for:
       Fund shares redeemed....................... $  415,881
       Securities purchased.......................  1,430,124
       Withholding taxes..........................        663
      Accrued expenses:
       Management fees............................     73,823
       Service and distribution fees..............      6,504
       Deferred trustees fees.....................     72,577
       Other expenses.............................     41,614
                                                   ----------
        Total Liabilities.........................               2,041,186
                                                              ------------
    NET ASSETS....................................            $178,183,017
                                                              ============
      Net assets consist of:
       Capital paid in............................            $167,110,176
       Undistributed net investment income........               4,237,269
       Accumulated net realized gains (losses)....              (8,249,102)
       Unrealized appreciation (depreciation) on
        investments and foreign currency..........              15,084,674
                                                              ------------
    NET ASSETS....................................            $178,183,017
                                                              ============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per share
     ($148,600,540 divided by 1,075,785
     shares outstanding)..........................            $     138.13
                                                              ============
    CLASS B
    Net asset value and redemption price per share
     ($29,582,477 divided by 216,039 shares
     outstanding).................................            $     136.93
                                                              ============
    Identified cost of investments................            $163,085,498
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

    INVESTMENT INCOME
      Dividends...............................              $ 1,994,066 (a)
      Interest................................                3,077,818
                                                            -----------
                                                              5,071,884
    EXPENSES
      Management fees......................... $   782,221
      Service and distribution fees--Class B..      49,872
      Directors' fees and expenses............      28,988
      Custodian...............................     182,702
      Audit and tax services..................      25,871
      Legal...................................       4,766
      Printing................................      48,002
      Insurance...............................       3,389
      Miscellaneous...........................       3,828
                                               -----------
      Total expenses before reductions........   1,129,639
      Expense reductions......................      (2,992)   1,126,647
                                               -----------  -----------
    NET INVESTMENT INCOME                                     3,945,237
                                                            -----------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................    (339,263)
      Foreign currency transactions--net......      (3,227)    (342,490)
                                               -----------  -----------
    Unrealized appreciation (depreciation) on:
      Investments--net........................  21,451,397
      Foreign currency transactions--net......         113   21,451,510
                                               -----------  -----------
    Net gain (loss)...........................               21,109,020
                                                            -----------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................              $25,054,257
                                                            ===========

(a)Net of foreign taxes of $11,994.

                See accompanying notes to financial statements.

                                    MSF-102

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                       YEAR ENDED    YEAR ENDED
                                                                      DECEMBER 31,  DECEMBER 31,
                                                                          2003          2002
                                                                      ------------  ------------
FROM OPERATIONS
  Net investment income.............................................. $  3,945,237  $  4,422,699
  Net realized gain (loss)...........................................     (342,490)   (6,511,572)
  Unrealized appreciation (depreciation).............................   21,451,510    (6,243,261)
                                                                      ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS..................   25,054,257    (8,332,134)
                                                                      ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A..........................................................   (1,922,001)   (5,014,016)
    Class B..........................................................     (150,380)            0
                                                                      ------------  ------------
                                                                        (2,072,381)   (5,014,016)
                                                                      ------------  ------------
   Net realized gain
    Class A..........................................................            0   (12,382,643)
                                                                      ------------  ------------
                                                                                 0   (12,382,643)
                                                                      ------------  ------------
  TOTAL DISTRIBUTIONS................................................   (2,072,381)  (17,396,659)
                                                                      ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARES TRANSACTIONS.   14,940,905     8,273,208
                                                                      ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS............................   37,922,781   (17,455,585)

NET ASSETS
  Beginning of the period............................................  140,260,236   157,715,821
                                                                      ------------  ------------
  End of the period.................................................. $178,183,017  $140,260,236
                                                                      ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period.................................................. $  4,237,269  $  2,064,050
                                                                      ============  ============

CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                     YEAR ENDED              YEAR ENDED
                                                                  DECEMBER 31, 2003       DECEMBER 31, 2002
                                                               ----------------------  ----------------------
                                                                SHARES         $        SHARES         $
                                                               --------  ------------  --------  ------------
CLASS A
  Sales.......................................................  227,526  $ 28,650,149   223,239  $ 28,267,243
  Reinvestments...............................................   16,178     1,922,001   130,817    17,396,659
  Redemptions................................................. (278,592)  (34,761,363) (354,717)  (44,548,732)
                                                               --------  ------------  --------  ------------
  Net increase (decrease).....................................  (34,888) $ (4,189,213)     (661) $  1,115,170
                                                               ========  ============  ========  ============
CLASS B
  Sales.......................................................  211,508  $ 26,485,343    60,475  $  7,188,238
  Reinvestments...............................................    1,274       150,380         0             0
  Redemptions.................................................  (56,974)   (7,505,605)     (244)      (30,200)
                                                               --------  ------------  --------  ------------
  Net increase (decrease).....................................  155,808  $ 19,130,118    60,231  $  7,158,038
                                                               ========  ============  ========  ============
  Increase (decrease) derived from capital share transactions.  120,920  $ 14,940,905    59,570  $  8,273,208
                                                               ========  ============  ========  ============

                See accompanying notes to financial statements.

                                    MSF-103

METROPOLITAN SERIES FUND, INC.

 MFS TOTAL RETURN PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                              CLASS A
                                                         ------------------------------------------------

                                                                      YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------
                                                           2003      2002      2001      2000      1999
                                                         --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.................... $ 119.83  $ 141.92  $ 185.92  $ 196.82  $ 207.76
                                                         --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.................................     3.30      3.89      4.60      6.49      6.98
  Net realized and unrealized gain (loss) on
   investments..........................................    16.79    (10.18)   (11.61)   (12.98)    13.48
                                                         --------  --------  --------  --------  --------
  Total from investment operations......................    20.09     (6.29)    (7.01)    (6.49)    20.46
                                                         --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income..............    (1.79)    (4.47)    (6.60)     0.00     (6.83)
  Distributions from net realized capital gains.........     0.00    (11.33)   (30.39)    (4.41)   (24.57)
                                                         --------  --------  --------  --------  --------
  Total Distributions...................................    (1.79)   (15.80)   (36.99)    (4.41)   (31.40)
                                                         --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD.......................... $ 138.13  $ 119.83  $ 141.92  $ 185.92  $ 196.82
                                                         ========  ========  ========  ========  ========
TOTAL RETURN (%)........................................     17.0      (5.4)     (3.8)     (3.4)     10.0
Ratio of operating expenses to average net assets before
 expense reductions (%).................................     0.69      0.66      0.63      0.58      0.58
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).............................     0.69        --        --        --        --
Ratio of net investment income to average net assets (%)     2.55      2.98      2.96      3.14      3.16
Portfolio turnover rate (%).............................       62        91       160        48        49
Net assets, end of year (000)........................... $148,601  $133,092  $157,716  $181,270  $218,881

                                                                   CLASS B
                                                         -----------------------
                                                                      MAY 1, 2002(A)
                                                          YEAR ENDED     THROUGH
                                                         DECEMBER 31,  DECEMBER 31,
                                                             2003          2002
                                                         ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD....................   $119.01       $129.24
                                                           -------       -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.................................      2.53          0.99
  Net realized and unrealized gain (loss) on
   investments..........................................     17.11        (11.22)
                                                           -------       -------
  Total from investment operations......................     19.64        (10.23)
                                                           -------       -------
LESS DISTRIBUTIONS
  Distributions from net investment income..............     (1.72)         0.00
  Distributions from net realized capital gains.........      0.00          0.00
                                                           -------       -------
  Total Distributions...................................     (1.72)         0.00
                                                           -------       -------
NET ASSET VALUE, END OF PERIOD..........................   $136.93       $119.01
                                                           =======       =======
TOTAL RETURN (%)........................................      16.7          (7.9)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%).................................      0.94          0.91 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).............................      0.94            --
Ratio of net investment income to average net assets (%)      2.30          2.75 (c)
Portfolio turnover rate (%).............................        62            91
Net assets, end of year (000)...........................   $29,582       $ 7,168

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-104

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--61.9% OF TOTAL NET ASSETS


                                                               VALUE
         SHARES                                               (NOTE 1)
      -----------------------------------------------------------------------

                   AEROSPACE & DEFENSE--0.7%
           143,800 United Technologies Corp............... $    13,627,926
                                                           ---------------

                   AIR FREIGHT & COURIERS--0.2%
           116,100 Expeditors International of Washington,
                    Inc. (c)..............................       4,372,326
                                                           ---------------

                   BEVERAGES--0.7%
           290,200 The Coca-Cola Co.......................      14,727,650
                                                           ---------------

                   BIOTECHNOLOGY--1.2%
           266,100 Amgen, Inc. (b)........................      16,444,980
           121,900 Gilead Sciences, Inc. (b)..............       7,087,266
                                                           ---------------
                                                                23,532,246
                                                           ---------------

                   CAPITAL MARKETS--2.1%
           482,600 Ameritrade Holding Corp. (b)...........       6,790,182
           123,000 Franklin Resources, Inc................       6,403,380
           211,400 Lehman Brothers Holdings, Inc..........      16,324,308
           205,100 Merrill Lynch & Co., Inc...............      12,029,115
                                                           ---------------
                                                                41,546,985
                                                           ---------------

                   CHEMICALS--2.0%
           226,200 E. I. du Pont de Nemours & Co..........      10,380,318
           505,800 Praxair, Inc...........................      19,321,560
           222,000 The Dow Chemical Co....................       9,228,540
                                                           ---------------
                                                                38,930,418
                                                           ---------------

                   COMMERCIAL BANKS--2.0%
           194,800 Bank of America Corp...................      15,667,764
           277,000 Wachovia Corp..........................      12,905,430
           172,300 Wells Fargo & Co.......................      10,146,747
                                                           ---------------
                                                                38,719,941
                                                           ---------------

                   COMMERCIAL SERVICES & SUPPLIES--0.1%
               316 Anacomp, Inc. (b)......................               3
           115,600 Cendant Corp. (b)......................       2,574,412
                                                           ---------------
                                                                 2,574,415
                                                           ---------------

                   COMMUNICATION EQUIPMENT--1.3%
         1,088,400 Cisco Systems, Inc. (b)................      26,437,236
                                                           ---------------

                   COMPUTER & PERIPHERALS--2.2%
           529,700 Dell, Inc. (b).........................      17,988,612
           399,000 EMC Corp...............................       5,155,080
           609,214 Hewlett-Packard Co.....................      13,993,646
           333,800 Seagate Technology.....................       6,308,820
                                                           ---------------
                                                                43,446,158
                                                           ---------------

                   CONSUMER FINANCE--1.4%
           398,400 American Express Co....................      19,214,832
           236,600 SLM Corp...............................       8,915,088
                                                           ---------------
                                                                28,129,920
                                                           ---------------

                                                                  VALUE
         SHARES                                                  (NOTE 1)
      --------------------------------------------------------------------------

                      DIVERSIFIED FINANCIAL SERVICES--1.8%
           728,370    Citigroup, Inc......................... $    35,355,080
                                                              ---------------

                      DIVERSIFIED TELECOMMUNICATION SERVICES--1.7%
           836,400    SBC Communications, Inc................      21,804,948
           318,400    Verizon Communications, Inc............      11,169,472
                                                              ---------------
                                                                   32,974,420
                                                              ---------------

                      ELECTRICAL EQUIPMENT--0.3%
           264,000    American Power Conversion Corp.........       6,454,800
                                                              ---------------

                      ELECTRONIC EQUIPMENT & INSTRUMENTS--0.6%
           373,900    Agilent Technologies, Inc. (b) (c).....      10,932,836
                                                              ---------------

                      ENERGY EQUIPMENT & SERVICES--1.1%
           379,600    Halliburton Co.........................       9,869,600
           272,700    Nabors Industries, Ltd. (b)............      11,317,050
                                                              ---------------
                                                                   21,186,650
                                                              ---------------

                      FOOD & STAPLES RETAILING--0.4%
           142,100    Wal-Mart Stores, Inc...................       7,538,405
                                                              ---------------

                      FOOD PRODUCTS--0.2%
           113,000    Dean Foods Co. (b).....................       3,714,310
                                                              ---------------

                      FOREST PRODUCTS & PAPER--0.7%
           320,400    International Paper Co.................      13,812,444
                                                              ---------------

                      HEALTH CARE EQUIPMENT & SUPPLIES--1.5%
           295,200    Baxter International, Inc..............       9,009,504
           322,900    Becton, Dickinson & Co.................      13,284,106
           158,300    Medtronic, Inc.........................       7,694,963
                                                              ---------------
                                                                   29,988,573
                                                              ---------------

                      HEALTH CARE PROVIDERS & SERVICES--0.6%
           447,300    Caremark Rx, Inc. (b) (c)..............      11,330,109
                                                              ---------------

                      HOTELS, RESTAURANTS & LEISURE--1.7%
           357,600    International Game Technology (b) (c)..      12,766,320
           831,600    McDonald's Corp........................      20,648,628
                                                              ---------------
                                                                   33,414,948
                                                              ---------------

                      HOUSEHOLD PRODUCTS--0.8%
           159,200    The Procter & Gamble Co................      15,900,896
                                                              ---------------

                      IT SERVICES--0.6%
           474,900    Accenture, Ltd. (Class A) (b)..........      12,499,368
                                                              ---------------

                      INDUSTRIAL CONGLOMERATES--2.5%
           842,630    General Electric Co....................      26,104,677
           872,300    Tyco International, Ltd................      23,115,950
                                                              ---------------
                                                                   49,220,627
                                                              ---------------

                      INSURANCE--3.6%
           502,400    American International Group, Inc......      33,299,072
           311,200    Hartford Financial Services Group, Inc.      18,370,136
           549,669    Willis Group Holdings, Ltd. (c)........      18,727,223
                                                              ---------------
                                                                   70,396,431
                                                              ---------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-105

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                            VALUE
          SHARES                                           (NOTE 1)
        ---------------------------------------------------------------

                    INTERNET & CATALOG RETAIL--1.3%
            742,300 InterActiveCorp (b) (c)............ $    25,186,239
                                                        ---------------

                    INTERNET SOFTWARE & SERVICES--0.3%
            144,300 Yahoo!, Inc. (b)...................       6,518,031
                                                        ---------------

                    MACHINERY--0.3%
             91,300 ITT Industries, Inc................       6,775,373
                                                        ---------------

                    MEDIA--4.6%
            701,000 Comcast Corp. (Special Class A) (b)      21,927,280
            985,969 Hughes Electronics Corp. (b).......      16,317,788
            530,800 The News Corp., Ltd. (ADR) (b) (c).      19,161,880
            881,300 The Walt Disney Co.................      20,560,729
            704,800 Time Warner, Inc. (b)..............      12,679,352
                                                        ---------------
                                                             90,647,029
                                                        ---------------

                    METALS & MINING--1.1%
            433,290 Newmont Mining Corp................      21,062,227
                                                        ---------------

                    MULTILINE RETAIL--0.2%
            112,300 Federated Department Stores, Inc...       5,292,699
                                                        ---------------

                    OIL & GAS--3.3%
            252,900 Burlington Resources, Inc..........      14,005,602
            213,300 EOG Resources, Inc.................       9,848,061
            657,200 Exxon Mobil Corp...................      26,945,200
            148,000 Newfield Exploration Co. (b).......       6,591,920
            253,200 XTO Energy, Inc. (c)...............       7,165,560
                                                        ---------------
                                                             64,556,343
                                                        ---------------

                    PAPER & FOREST PRODUCTS--0.7%
            232,500 Weyerhaeuser Co....................      14,880,000
                                                        ---------------

                    PHARMACEUTICALS--4.7%
            244,400 Abbott Laboratories................      11,389,040
             73,300 Eli Lilly & Co.....................       5,155,189
            197,100 Johnson & Johnson..................      10,182,186
            534,000 Novartis AG (ADR)..................      24,505,260
            863,525 Pfizer, Inc........................      30,508,338
            254,900 Wyeth..............................      10,820,505
                                                        ---------------
                                                             92,560,518
                                                        ---------------

                    SEMICONDUCTORS & EQUIPMENT--4.5%
            215,700 Broadcom Corp. (Class A) (b) (c)...       7,353,213
          1,186,700 Intel Corp.........................      38,211,740
            208,800 National Semiconductor Corp. (b)...       8,228,808
          1,253,812 Taiwan Semiconductor Manufacturing
                     Co., Ltd. (ADR) (b)...............      12,839,035
            528,500 Teradyne, Inc. (b) (c).............      13,450,325
            296,900 Texas Instruments, Inc.............       8,722,922
                                                        ---------------
                                                             88,806,043
                                                        ---------------

                                                               VALUE
         SHARES                                               (NOTE 1)
      --------------------------------------------------------------------

                   SOFTWARE--2.2%
         1,278,900 Microsoft Corp......................... $    35,220,906
           184,100 SAP AG (ADR) (c).......................       7,651,196
                                                           ---------------
                                                                42,872,102
                                                           ---------------

                   SPECIALTY RETAIL--3.0%
           182,400 Bed Bath & Beyond, Inc. (b)............       7,907,040
           135,100 CarMax, Inc. (b).......................       4,178,643
           267,100 Lowe's Cos., Inc.......................      14,794,669
           545,700 Staples, Inc. (b)......................      14,897,610
           469,300 The Home Depot, Inc....................      16,655,457
                                                           ---------------
                                                                58,433,419
                                                           ---------------

                   TEXTILES, APPARELS & LUXURY GOODS--0.9%
           252,300 NIKE, Inc. (Class B)...................      17,272,458
                                                           ---------------

                   THRIFTS & MORTGAGE FINANCE--0.6%
           169,800 Federal National Mortgage Association..      12,745,188
                                                           ---------------

                   TOBACCO--1.2%
           427,000 Altria Group, Inc......................      23,237,340
                                                           ---------------

                   WIRELESS TELECOMMUNICATION SERVICES--1.0%
           793,100 Vodafone Group, Plc. (ADR).............      19,859,224
                                                           ---------------
                   Total Common Stocks
                    (Identified Cost $1,015,762,541)......   1,221,469,351
                                                           ---------------

      BONDS & NOTES--35.9%
          FACE
         AMOUNT
      --------------------------------------------------------------------

                   AEROSPACE & DEFENSE--0.5%
      $  1,100,000 L-3 Communications Holdings, Inc.
                    7.625%, 06/15/12......................       1,192,125
           750,000 Lockheed Martin Corp. 8.500%, 12/01/29.         982,780
         2,200,000 Raytheon Co. 4.850%, 01/15/11..........       2,202,906
         2,965,566 Systems 2001 Asset Trust, L.L.C. (144A)
                    6.664%, 09/15/13......................       3,277,543
         1,525,000 The Boeing Co. 8.750%, 08/15/21........       1,938,005
                                                           ---------------
                                                                 9,593,359
                                                           ---------------

                   AGRICULTURAL MACHINERY--0.1%
         1,025,000 Case New Holland, Inc. (144A)
                    9.250%, 08/01/11......................       1,148,000
                                                           ---------------

                   AIRLINES--0.2%
         1,585,842 Continental Airlines, Inc.
                    7.707%, 10/02/22......................       1,606,974
           500,669 Continental Airlines, Inc.
                    6.703%, 12/15/22......................         489,922
         1,675,000 Delta Airlines, Inc. 6.417%, 07/02/12..       1,795,354
                                                           ---------------
                                                                 3,892,250
                                                           ---------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-106

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


        FACE                                                     VALUE
       AMOUNT                                                   (NOTE 1)
    ------------------------------------------------------------------------

                 ASSET BACKED--1.2%
    $    766,155 Ace Securities Corp.,
                  2.390%, 08/25/30 (d)...................... $       763,235
          23,718 Centex Home Equity Loan Trust
                  2.430%, 02/25/18 (d)......................          23,724
       1,375,000 Centex Home Equity Loan Trust
                  4.241%, 06/25/33 (d)......................       1,416,005
       2,900,000 Citibank Credit Card Issuance Trust
                  7.450%, 09/15/07..........................       3,136,198
          75,000 Countrywide Asset-Backed Certificates
                  2.270%, 12/25/31 (d)......................          74,700
         200,000 Distribution Financial Services Trust
                  5.670%, 01/17/17..........................         206,150
       1,425,000 Fleet Commercial Loan Master, L.L.C. (144A)
                  2.030%, 11/16/09 (d)......................       1,422,293
         125,000 Ford Credit Auto Owner Trust
                  4.790%, 11/15/06..........................         128,903
       1,228,247 GE Business Loan Trust (144A)
                  2.463%, 04/15/31 (d)......................       1,228,247
       1,175,000 Healthcare Finance Group, Inc. (144A)
                  2.220%, 06/05/07 (d)......................       1,152,181
         550,000 Healthcare Finance Group, Inc. (144A)
                  2.420%, 06/05/07 (d)......................         547,624
         634,264 Hedged Mutual Fund Fee Trust (144A)
                  5.220%, 11/30/10 (d)......................         634,264
       3,325,000 MBNA Credit Card Master Note Trust
                  6.550%, 12/15/08..........................       3,597,721
       1,425,000 Option One Mortgage Loan Trust
                  2.841%, 04/25/33 (d)......................       1,441,591
       1,375,000 Option One Mortgage Loan Trust
                  2.791%, 07/25/33 (d)......................       1,387,068
          47,947 Residential Asset Securities Corp.
                  5.751%, 03/25/27..........................          47,979
       1,575,000 Residential Asset Securities Corp.
                  2.891%, 01/25/33 (d)......................       1,590,654
       1,125,000 Residential Asset Securities Corp.
                  2.363%, 01/25/34 (d)......................       1,125,000
       1,425,000 Structured Asset Investment Loan Trust
                  3.091%, 04/25/33 (d)......................       1,422,150
       1,925,000 Structured Asset Securities Corp.
                  2.241%, 06/25/32 (d)......................       1,909,582
                                                             ---------------
                                                                  23,255,269
                                                             ---------------

                 AUTO PARTS--0.2%
         500,000 ArvinMeritor, Inc. 8.750%, 03/01/12........         572,500
         100,000 Briggs & Stratton Corp. 8.875%, 03/15/11...         117,500
         975,000 Dana Corp. 9.000%, 08/15/11 (c)............       1,174,875
       1,500,000 TRW Automotive, Inc. 9.375%, 02/15/13......       1,713,750
                                                             ---------------
                                                                   3,578,625
                                                             ---------------

                 AUTOMOBILES--0.3%
         750,000 AutoNation, Inc. 9.000%, 08/01/08..........         860,625
       1,350,000 DaimlerChrysler North America Holding Corp.
                  8.500%, 01/18/31..........................       1,612,958
         625,000 Ford Motor Co. 7.450%, 07/16/31............         631,576
       2,975,000 General Motors Corp. 8.250%, 07/15/23......       3,377,842
                                                             ---------------
                                                                   6,483,001
                                                             ---------------

        FACE                                                     VALUE
       AMOUNT                                                   (NOTE 1)
    ------------------------------------------------------------------------

                 BIOTECHNOLOGY--0.0%
    $    300,000 Bio-Rad Laboratories, Inc.
                  7.500%, 08/15/13.......................... $       330,000
                                                             ---------------

                 BUILDING & CONSTRUCTION--0.3%
       1,150,000 Beazer Homes USA, Inc.
                  8.375%, 04/15/12..........................       1,267,875
       1,775,000 Centex Corp. 4.750%, 01/15/08..............       1,831,349
         975,000 D.R. Horton, Inc. 8.500%, 04/15/12.........       1,101,750
       1,350,000 Pulte Homes, Inc. 6.375%, 05/15/33.........       1,314,086
                                                             ---------------
                                                                   5,515,060
                                                             ---------------

                 BUSINESS SERVICES--0.1%
       1,725,000 Unisys Corp. 6.875%, 03/15/10..............       1,867,313
                                                             ---------------

                 CHEMICALS--0.3%
       1,075,000 Equistar Chemical Funding
                  10.125%, 09/01/08.........................       1,177,125
         750,000 FMC Corp. 10.250%, 11/01/09................         877,500
         675,000 ISP Chemco, Inc. 10.250%, 07/01/11.........         759,375
       1,025,000 Lyondell Chemical Co. 9.625%, 05/01/07.....       1,086,500
       1,325,000 Morton International, Inc.
                  9.650%, 06/01/20 (d)......................       1,761,546
                                                             ---------------
                                                                   5,662,046
                                                             ---------------

                 COLLATERALIZED MORTGAGE OBLIGATIONS--3.2%
       2,839,616 Bear Stearns Commercial Mortgage
                  Securities, Inc. 6.080%, 02/15/35.........       3,064,795
       2,379,819 Bear Stearns Commercial Mortgage
                  Securities, Inc. 5.920%, 10/15/36.........       2,587,141
       2,252,515 Chase Commercial Mortgage Securities
                  Corp. 6.025%, 11/18/30....................       2,398,717
       4,575,000 Commercial Mortgage Acceptance Corp. (144A)
                  6.230%, 07/15/31..........................       3,952,342
       1,925,000 Countrywide Asset-Backed Certificates
                  2.770%, 03/26/33 (d)......................       1,943,909
       1,422,873 Countrywide Home Loans, Inc.
                  4.676%, 02/19/34 (d)......................       1,422,873
       2,699,180 GGP Mall Properties Trust
                  5.558%, 11/15/11..........................       2,866,407
          44,079 IMPAC CMB Trust 3.341%, 06/25/32 (d).......          43,806
          99,297 IMPAC CMB Trust 1.601%, 03/25/33 (d).......          99,527
         999,691 IMPAC CMB Trust 2.891%, 08/25/33 (d).......       1,008,794
       6,869,000 J.P. Morgan Commercial Mortgage Finance
                  Corp. 7.238%, 09/15/29....................       7,835,560
       2,086,875 J.P. Morgan Commercial Mortgage Finance
                 Corp. 6.180%, 10/15/35.....................       2,242,667
         175,000 J.P. Morgan Commercial Mortgage Finance
                 Corp. 6.658%, 10/15/35 (d).................         195,983
         126,803 LB Commercial Conduit Mortgage Trust
                  7.105%, 10/15/32..........................         136,899
       1,600,000 LB-UBS Commercial Mortgage Trust
                  5.934%, 12/15/25..........................       1,745,986
       4,412,594 LB-UBS Commercial Mortgage Trust (144A)
                  6.155%, 07/14/16..........................       4,759,383

 See accompanying notes to statement of investments and financial statements.

                                    MSF-107

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


      FACE                                                        VALUE
     AMOUNT                                                      (NOTE 1)
  ---------------------------------------------------------------------------

               COLLATERALIZED MORTGAGE OBLIGATIONS--(CONTINUED)
  $    197,941 Morgan Stanley Capital I, Inc.
                6.190%, 03/15/30............................. $       201,024
       811,205 Morgan Stanley Capital I, Inc.
                6.340%, 07/15/30.............................         855,094
       225,000 Morgan Stanley Capital I, Inc.
                6.630%, 07/15/30.............................         252,299
     1,956,133 Morgan Stanley Capital I, Inc.
                5.910%, 11/15/31.............................       2,080,469
       175,000 Morgan Stanley Capital I, Inc.
                7.000%, 02/15/33.............................         198,881
     4,120,450 NationsLink Funding Corp.
                6.001%, 08/20/30 (d).........................       4,341,381
     5,800,000 NationsLink Funding Corp. (Class E)
                7.105%, 08/20/30.............................       6,238,585
       225,000 Principal Residential Mortgage Capital (144A)
                5.500%, 06/20/04.............................         227,813
       150,000 Principal Residential Mortgage Capital (144A)
                4.550%, 12/20/04.............................         151,425
     3,170,000 Salomon Brothers Mortgage Securities VII, Inc.
                (144A) 6.134%, 02/18/34......................       3,432,487
     1,556,750 Structured Asset Securities Corp.
                6.790%, 10/12/34.............................       1,585,534
     4,225,000 Washington Mutual, Inc.
                3.423%, 05/25/33 (d).........................       4,246,265
     2,700,000 Washington Mutual, Inc.
                3.695%, 06/25/33 (d).........................       2,668,297
                                                              ---------------
                                                                   62,784,343
                                                              ---------------

               COMPUTERS & BUSINESS EQUIPMENT--0.2%
     3,025,000 Hewlett-Packard Co. 3.625%, 03/15/08 (c)......       3,030,139
       950,000 Seagate Technology HDD Holdings
                8.000%, 05/15/09.............................       1,023,625
                                                              ---------------
                                                                    4,053,764
                                                              ---------------

               CONGLOMERATES--0.1%
     2,450,000 General Electric Co. 5.000%, 02/01/13.........       2,477,771
                                                              ---------------

               CONTAINERS & GLASS--0.1%
       675,000 Anchor Glass Container Corp.
                11.000%, 02/15/13............................         783,000
       725,000 Ball Corp. 6.875%, 12/15/12...................         757,625
       350,000 Owens-Brockway Glass Container, Inc.
                7.750%, 05/15/11.............................         375,812
       675,000 Packaging Corp. of America
                4.375%, 08/01/08.............................         675,671
                                                              ---------------
                                                                    2,592,108
                                                              ---------------

               ELECTRICAL EQUIPMENT--0.1%
     1,050,000 Ametek, Inc. 7.200%, 07/15/08.................       1,149,435
       225,000 Rayovac Corp. 8.500%, 10/01/13................         238,500
       550,000 Thomas & Betts Corp. 7.250%, 06/01/13.........         566,500
                                                              ---------------
                                                                    1,954,435
                                                              ---------------

          FACE                                                VALUE
         AMOUNT                                              (NOTE 1)
      -------------------------------------------------------------------

                   ELECTRICAL UTILITIES--0.4%
      $  1,200,000 Dominion Resources, Inc.
                    8.125%, 06/15/10..................... $     1,439,460
         1,675,000 DTE Energy Co. 6.450%, 06/01/06.......       1,810,575
         1,825,000 Entergy Gulf States Inc. (144A)
                    3.600%, 06/01/08.....................       1,759,150
           100,000 Ohio Power Co. 6.750%, 07/01/04.......         102,612
         2,000,000 Progress Energy, Inc. 7.100%, 03/01/11       2,253,248
                                                          ---------------
                                                                7,365,045
                                                          ---------------

                   ELECTRONICS--0.1%
           475,000 Fisher Scientific International, Inc.
                    8.000%, 09/01/13.....................         509,438
           700,000 PerkinElmer, Inc. 8.875%, 01/15/13....         801,500
                                                          ---------------
                                                                1,310,938
                                                          ---------------

                   ENERGY--0.0%
           625,000 Massey Energy Co. (144A)
                    6.625%, 11/15/10.....................         640,625
                                                          ---------------

                   ENVIRONMENTAL CONTROL--0.1%
           775,000 Allied Waste North America, Inc.
                    10.000%, 08/01/09 (c)................         837,000
           450,000 Waste Management, Inc.
                    6.875%, 05/15/09.....................         503,002
                                                          ---------------
                                                                1,340,002
                                                          ---------------

                   FEDERAL AGENCIES--14.4%
        14,425,000 Federal Home Loan Mortgage Corp.
                    3.625%, 09/15/08 (c).................      14,520,450
            74,432 Federal National Mortgage Association
                    7.250%, 09/01/07.....................          78,152
           404,546 Federal National Mortgage Association
                    7.000%, 12/01/07.....................         424,383
           192,527 Federal National Mortgage Association
                    8.000%, 06/01/08.....................         206,758
           245,477 Federal National Mortgage Association
                    8.500%, 02/01/09.....................         264,495
             8,734 Federal National Mortgage Association
                    9.000%, 04/01/16.....................           9,630
         3,592,584 Federal National Mortgage Association
                    6.500%, 12/01/29 (d).................       3,761,004
         6,975,000 Federal National Mortgage Association
                    7.250%, 05/15/30 (c).................       8,517,138
         5,125,000 Federal National Mortgage Association
                    4.500%, TBA..........................       5,129,807
        35,675,000 Federal National Mortgage Association
                    5.000%, TBA..........................      36,071,208
        45,250,000 Federal National Mortgage Association
                    5.500%, TBA..........................      46,076,613
        57,975,000 Federal National Mortgage Association
                    6.000%, TBA..........................      60,206,818
        40,600,000 Federal National Mortgage Association
                    6.500%, TBA..........................      42,558,551
         3,175,000 Federal National Mortgage Association
                    7.000%, TBA..........................       3,361,531

 See accompanying notes to statement of investments and financial statements.

                                    MSF-108

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


         FACE                                                      VALUE
        AMOUNT                                                    (NOTE 1)
     -------------------------------------------------------------------------

                     FEDERAL AGENCIES--(CONTINUED)
     $  1,125,000    Federal National Mortgage Association
                      7.500%, TBA............................. $     1,201,993
          376,732    Government National Mortgage Association
                      6.000%, 02/15/09........................         398,669
           62,113    Government National Mortgage Association
                      6.500%, 07/15/14........................          66,217
        1,901,343    Government National Mortgage Association
                      7.500%, 12/15/14........................       2,048,126
        2,195,237    Government National Mortgage Association
                      7.000%, 09/15/31........................       2,340,897
        1,532,590    Government National Mortgage Association
                      7.500%, 03/15/32........................       1,644,992
        2,712,542    Government National Mortgage Association
                      6.000%, 09/20/33........................       2,807,148
       10,796,446    Government National Mortgage Association
                      5.000%, 10/20/33........................      10,685,647
        4,319,594    Government National Mortgage Association
                      6.000%, 10/20/33........................       4,485,152
        5,635,800    Government National Mortgage Association
                      6.000%, 11/20/33........................       5,832,363
       16,025,000    Government National Mortgage Association
                      5.500%, TBA.............................      16,290,406
       10,850,000    Government National Mortgage Association
                      6.500%, TBA.............................      11,433,188
        3,600,000    Government National Mortgage Association
                      7.000%, TBA.............................       3,835,123
                                                               ---------------
                                                                   284,256,459
                                                               ---------------

                     FINANCE & BANKING--2.9%
        2,250,000    AIG SunAmerica Global Financing IX (144A)
                      6.900%, 03/15/32........................       2,572,391
        2,625,000    Bank of America Corp. 7.400%, 01/15/11...       3,078,679
        1,975,000    Bombardier Capital, Inc. (144A)
                      6.125%, 06/29/06........................       2,100,906
        1,750,000    CIT Group, Inc. 4.125%, 02/21/06.........       1,810,914
        3,550,000    EOP Operating, L.P. 7.000%, 07/15/11.....       4,005,863
        2,500,000    ERAC USA Finance Co. (144A)
                      6.625%, 02/15/05........................       2,616,450
          400,000    ERAC USA Finance Co. (144A)
                      8.250%, 05/01/05........................         431,445
          850,000    ERAC USA Finance Co. (144A)
                      6.625%, 05/15/06........................         919,994
          525,000    ERAC USA Finance Co. (144A)
                      7.350%, 06/15/08........................         599,819
          800,000    First National Bank of Boston
                      7.375%, 09/15/06........................         898,653
        6,450,000    Ford Motor Credit Co. 7.375%, 10/28/09...       7,083,138
        2,300,000    General Electric Capital Corp.
                      6.125%, 02/22/11........................       2,530,267
        3,200,000    General Electric Capital Corp.
                      6.750%, 03/15/32........................       3,542,787
        3,575,000    General Motors Acceptance Corp.
                      6.125%, 02/01/07........................       3,844,616
        1,600,000    Household Finance Corp.
                      6.375%, 10/15/11........................       1,761,894

         FACE                                                  VALUE
        AMOUNT                                                (NOTE 1)
     ---------------------------------------------------------------------

                  FINANCE & BANKING--(CONTINUED)
     $  4,325,000 Household Finance Corp.
                   6.375%, 11/27/12....................... $     4,744,759
        1,650,000 International Lease Finance Corp.
                   4.375%, 12/15/05.......................       1,712,598
        1,350,000 International Lease Finance Corp.
                   5.750%, 02/15/07.......................       1,460,458
        3,575,000 MBNA Corp. 5.625%, 11/30/07.............       3,825,307
          500,000 Merry Land & Investments, Inc.
                   7.250%, 06/15/05.......................         536,443
        2,450,000 Simon Property Group, L.P.
                   7.375%, 01/20/06.......................       2,690,556
        1,750,000 Sprint Capital Corp. 8.750%, 03/15/32...       2,067,432
          975,000 Union Planters Bank 5.125%, 06/15/07....       1,038,575
        1,000,000 Union Planters Corp. 4.375%, 12/01/10...         995,888
                                                           ---------------
                                                                56,869,832
                                                           ---------------

                  FOOD & BEVERAGES--0.1%
        1,300,000 Bottling Group, L.L.C. 2.450%, 10/16/06.       1,294,238
          975,000 Dean Foods Co. 8.150%, 08/01/07.........       1,077,375
                                                           ---------------
                                                                 2,371,613
                                                           ---------------

                  FOREST PRODUCTS & PAPER--0.4%
          500,000 Boise Cascade Co. 6.500%, 11/01/10......         521,580
        1,000,000 Georgia-Pacific Corp. 8.875%, 02/01/10..       1,140,000
          700,000 International Paper Co. 4.250%, 01/15/09         702,869
        1,000,000 International Paper Co.
                   5.850%, 10/30/12 (d)...................       1,041,827
        3,425,000 Weyerhaeuser Co. 6.000%, 08/01/06.......       3,667,480
                                                           ---------------
                                                                 7,073,756
                                                           ---------------

                  GAS & OIL--0.3%
        1,400,000 Devon Energy Corp. 7.950%, 04/15/32.....       1,688,067
        2,750,000 Pemex Project Funding Master Trust
                   7.375%, 12/15/14.......................       2,935,625
          600,000 The Premcor Refining Group, Inc.
                   9.250%, 02/01/10.......................         672,000
        1,275,000 Valero Energy Corp. 7.375%, 03/15/06....       1,398,602
                                                           ---------------
                                                                 6,694,294
                                                           ---------------

                  GAS & PIPELINE UTILITIES--0.1%
        1,075,000 El Paso Production Holding Co. (144A)
                   7.750%, 06/01/13.......................       1,058,875
          575,000 Plains All American Pipeline, L.P.
                   7.750%, 10/15/12.......................         663,406
                                                           ---------------
                                                                 1,722,281
                                                           ---------------

                  HEALTH CARE--PRODUCTS--0.1%
          725,000 Tenet Healthcare Corp. 6.375%, 12/01/11.         696,000
          750,000 UnitedHealth Group, Inc.
                   7.500%, 11/15/05.......................         823,364
                                                           ---------------
                                                                 1,519,364
                                                           ---------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-109

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


         FACE                                                   VALUE
        AMOUNT                                                 (NOTE 1)
     ----------------------------------------------------------------------

                  HOTELS & RESTAURANTS--0.2%
     $  1,700,000 John Q Hammons Hotels, L.P.
                   8.875%, 05/15/12........................ $     1,874,250
          525,000 MGM Grand, Inc. 6.875%, 02/06/08.........         560,438
        1,450,000 Park Place Entertainment Corp.
                   7.875%, 03/15/10 (c)....................       1,605,875
          875,000 Starwood Hotels & Resorts Worldwide, Inc.
                   7.875%, 05/01/12 (d)....................         984,375
                                                            ---------------
                                                                  5,024,938
                                                            ---------------

                  INDUSTRIAL MACHINERY--0.0%
          300,000 Terex Corp. 9.250%, 07/15/11.............         330,000
                                                            ---------------

                  INSURANCE--0.3%
        2,665,000 John Hancock Global Funding (144A)
                   7.900%, 07/02/10........................       3,175,656
        1,700,000 Safeco Capital Trust I 8.072%, 07/15/37..       1,926,583
                                                            ---------------
                                                                  5,102,239
                                                            ---------------

                  INVESTMENT BROKERAGE--1.1%
        3,825,000 Citigroup, Inc. 7.250%, 10/01/10.........       4,458,259
        1,425,000 Credit Suisse First Boston (USA), Inc.
                   5.750%, 04/15/07........................       1,544,237
        3,250,000 J.P. Morgan Chase & Co.
                   6.750%, 02/01/11........................       3,664,671
        1,425,000 Lehman Brothers Holdings, Inc.
                   6.250%, 05/15/06........................       1,548,120
          950,000 Merrill Lynch & Co., Inc.
                   4.000%, 11/15/07........................         973,037
        1,150,000 Merrill Lynch & Co., Inc.
                   3.700%, 04/21/08........................       1,157,507
        3,675,000 Morgan Stanley 4.250%, 05/15/10..........       3,669,829
        3,525,000 The Goldman Sachs Group, Inc.
                   6.875%, 01/15/11........................       4,003,018
                                                            ---------------
                                                                 21,018,678
                                                            ---------------

                  LEISURE--0.0%
          550,000 Penn National Gaming Inc. (144A)
                   6.875%, 12/01/11........................         544,500
                                                            ---------------

                  MEDIA--1.0%
        1,875,000 AOL Time Warner, Inc. 6.875%, 05/01/12...       2,109,947
        1,750,000 Clear Channel Communications, Inc.
                   4.625%, 01/15/08........................       1,805,048
           50,000 Clear Channel Communications, Inc.
                   5.750%, 01/15/13........................          52,205
          775,000 Cox Communications, Inc.
                   7.750%, 11/01/10........................         923,226
          250,000 Dex Media West, L.L.C. (144A)
                   8.500%, 08/15/10........................         278,438
        1,000,000 EchoStar DBS Corp. (144A)
                   5.750%, 10/01/08........................       1,011,250
          475,000 Houghton Mifflin Co. 8.250%, 02/01/11....         508,250
        1,025,000 Lamar Media Corp. 7.250%, 01/01/13.......       1,101,875
        2,650,000 News America, Inc. 6.625%, 01/09/08 (c)..       2,947,444

         FACE                                                     VALUE
        AMOUNT                                                   (NOTE 1)
     ------------------------------------------------------------------------

                     MEDIA--(CONTINUED)
     $  1,725,000    TCI Communications, Inc.
                      7.875%, 02/15/26....................... $     2,016,801
        2,100,000    The Walt Disney Co. 6.750%, 03/30/06....       2,284,057
        2,300,000    Thomson Corp. 5.750%, 02/01/08..........       2,493,816
        2,575,000    Time Warner Entertainment Co., L.P.
                      8.375%, 03/15/23.......................       3,190,721
                                                              ---------------
                                                                   20,723,078
                                                              ---------------

                     METALS--0.0%
          625,000    Trimas Corp. 9.875%, 06/15/12...........         651,563
                                                              ---------------

                     MUTUAL FUNDS--0.1%
        1,400,000    Trac-X EM, Ltd. (144A) 6.500%, 12/20/08.       1,425,200
                                                              ---------------

                     RAILROADS & EQUIPMENT--0.1%
        1,825,000    Norfolk Southern Corp. 9.000%, 03/01/21.       2,385,151
                                                              ---------------

                     REAL ESTATE--0.4%
        2,325,000    ERP Operating, L.P. 6.630%, 04/13/05 (d)       2,463,865
          950,000    Host Marriott, L.P. (144A) (REIT)
                      7.125%, 11/01/13.......................         969,000
          900,000    IStar Financial, Inc. (REIT)
                      7.000%, 03/15/08 (d)...................         972,000
        1,225,000    Pan Pacific Retail Properties, Inc.
                      6.125%, 01/15/13.......................       1,273,421
          525,000    Senior Housing Properties Trust (REIT)
                      8.625%, 01/15/12.......................         572,250
        2,000,000    Vornado Realty Trust (REIT)
                      5.625%, 06/15/07.......................       2,135,290
                                                              ---------------
                                                                    8,385,826
                                                              ---------------

                     RETAIL--0.2%
          800,000    Federated Department Stores, Inc.
                      7.000%, 02/15/28.......................         874,154
        1,050,000    J.C. Penney Co., Inc. 8.000%, 03/01/10..       1,203,563
          816,000    Saks, Inc. (144A) 7.000%, 12/01/13......         832,320
        1,375,000    The Kroger Co. 8.000%, 09/15/29.........       1,650,415
                                                              ---------------
                                                                    4,560,452
                                                              ---------------

                     TELECOMMUNICATIONS--0.5%
        3,750,000    AT&T Broadband Corp. 9.455%, 11/15/22...       5,079,229
        1,175,000    AT&T Wireless Services, Inc.
                      8.750%, 03/01/31.......................       1,449,749
        1,625,000    Telus Corp. 7.500%, 06/01/07............       1,818,609
        1,525,000    Verizon Global Funding Corp.
                      6.125%, 06/15/07.......................       1,668,876
          700,000    Verizon Global Funding Corp.
                      7.375%, 09/01/12.......................         811,131
                                                              ---------------
                                                                   10,827,594
                                                              ---------------

                     U.S. TREASURY--3.9%
        7,300,000    United States Treasury Bond Strips
                      Zero Coupon, 08/15/25 (c)..............       2,220,828

 See accompanying notes to statement of investments and financial statements.

                                    MSF-110

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--(CONTINUED)


       FACE                                                      VALUE
      AMOUNT                                                    (NOTE 1)
   -------------------------------------------------------------------------

                U.S. TREASURY--(CONTINUED)
   $ 10,875,000 United States Treasury Bonds
                 7.250%, 05/15/16 (c)....................... $    13,566,138
      8,475,000 United States Treasury Bonds
                 8.875%, 02/15/19 (c).......................      12,116,606
      2,775,000 United States Treasury Bonds
                 6.250%, 08/15/23 (c).......................       3,162,959
        500,000 United States Treasury Bonds
                 6.750%, 08/15/26 (c).......................         605,117
      1,125,000 United States Treasury Bonds
                 6.250%, 05/15/30 (c).......................       1,298,232
     16,125,000 United States Treasury Notes
                 7.000%, 07/15/06 (c).......................      18,061,887
      2,850,000 United States Treasury Notes
                 5.625%, 05/15/08 (c).......................       3,157,042
     18,850,000 United States Treasury Notes
                 5.000%, 08/15/11 (c).......................      20,172,440
      1,875,000 United States Treasury Notes
                 4.000%, 11/15/12...........................       1,858,594
                                                             ---------------
                                                                  76,219,843
                                                             ---------------

                YANKEE--2.3%
        975,000 Alcan, Inc. 5.200%, 01/15/14................         985,511
        950,000 British Telecommunications, Plc.
                 8.875%, 12/15/30 (d).......................       1,242,224
      1,425,000 Burlington Resources Finance Co.
                 7.400%, 12/01/31...........................       1,686,932
        475,000 Couche-Tard US L.P. (144A)
                 7.500%, 12/15/13...........................         497,563
        700,000 Crown European Holdings S.A.
                 9.500%, 03/01/11...........................         792,750
        975,000 Deutsche Telekom International Finance BV
                 5.250%, 07/22/13...........................         984,964
      1,325,000 Deutsche Telekom International Finance BV
                 9.250%, 06/01/32...........................       1,818,084
        350,000 Eircom Funding, Plc. 8.250%, 08/15/13.......         387,625
      1,350,000 Federative Republic of Brazil
                 9.250%, 10/22/10...........................       1,451,250
        925,000 France Telecom S.A.
                 9.000%, 03/01/11 (d).......................       1,111,001
        350,000 France Telecom S.A.
                 9.750%, 03/01/31 (d).......................         465,036
        100,000 Granite Mortgages, Plc.
                 2.460%, 04/20/42 (d).......................          99,094
      1,250,000 Granite Mortgages, Plc.
                 2.410%, 01/20/43 (d).......................       1,254,750
      1,000,000 Granite Mortgages, Plc.
                 2.610%, 01/20/43 (d).......................       1,000,000
         50,000 Holmes Financing, Plc.
                 1.950%, 07/15/40 (d).......................          50,000
      2,400,000 Hutchison Whampoa International, Ltd. (144A)
                 6.250%, 01/24/14...........................       2,436,917
        100,000 Luscar Coal, Ltd. 9.750%, 10/15/11..........         113,250
      1,425,000 Permanent Financing, Plc.
                 2.230%, 06/10/42 (d).......................       1,427,095

         FACE                                                  VALUE
        AMOUNT                                                (NOTE 1)
     ---------------------------------------------------------------------

                  YANKEE--(CONTINUED)
     $  1,125,000 Petroleos Mexicanos
                   6.500%, 02/01/05 (d)................... $     1,177,031
        2,100,000 Republic of Chile 5.625%, 07/23/07......       2,247,336
        1,300,000 Republic of Colombia 10.000%, 01/23/12..       1,423,500
        1,025,000 Republic of Malaysia 7.500%, 07/15/11...       1,212,534
          625,000 Republic of Panama 9.625%, 02/08/11.....         721,875
        2,450,000 Republic of South Africa
                   9.125%, 05/19/09.......................       2,946,125
          675,000 Republic of Turkey 9.500%, 01/15/14.....         779,625
        1,375,000 Republic of Venezuela (144A)
                   10.750%, 09/19/13 (c)..................       1,467,813
        1,425,000 Russian Federation 0/5.000%,
                   03/31/30 (e)...........................       1,369,069
        1,900,000 Russian Federation (144A)
                   8.250%, 03/31/10.......................       2,123,250
          625,000 State of Qatar (144A) 9.750%, 06/15/30..         881,250
        1,875,000 Telecom Italia Capital (144A)
                   6.375%, 11/15/33.......................       1,885,564
        1,620,000 Telecomunicaciones de Puerto Rico, Inc.
                   6.650%, 05/15/06.......................       1,755,858
        1,025,000 Telecomunicaciones de Puerto Rico, Inc.
                   6.800%, 05/15/09.......................       1,145,885
          775,000 Telefonos de Mexico S.A. (144A)
                   4.500%, 11/19/08.......................         776,178
          975,000 Tyco International Group S.A.
                   6.375%, 02/15/06.......................       1,038,375
        1,750,000 United Mexican States 8.000%, 09/24/22..       1,914,500
          925,000 United Mexican States 8.300%, 08/15/31..       1,042,937
          975,000 Vivendi Universal S.A. (144A)
                   6.250%, 07/15/08.......................       1,032,281
        1,175,000 Vodafone Airtouch, Plc. 7.750%, 02/15/10       1,392,604
                                                           ---------------
                                                                46,137,636
                                                           ---------------
                  Total Bonds & Notes
                   (Identified Cost $693,527,081).........     709,688,251
                                                           ---------------

     PREFERRED STOCKS--0.0%
        SHARES
     ---------------------------------------------------------------------

                  MEDIA--0.0%
                1 The News Corp., Ltd. (ADR).............. $             3
                                                           ---------------
                  Total Preferred Stocks
                   (Identified Cost $3)...................               3
                                                           ---------------

     WARRANTS--0.0%
     ---------------------------------------------------------------------

                  COMMERCIAL SERVICES & SUPPLIES--0.0%
                1 Anacomp, Inc. (Class B) (b).............               0
                                                           ---------------
                  Total Warrants
                   (Identified Cost $33,141)..............               0
                                                           ---------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-111

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

SHORT TERM INVESTMENTS--13.4%

              FACE                                         VALUE
             AMOUNT                                       (NOTE 1)
          ------------------------------------------------------------

                       COMMERCIAL PAPER--13.4%
          $ 15,054,000 American Express Credit Corp.
                        1.050%, 01/09/04.............. $    15,050,487
            28,835,000 Canadian Imperial Holding, Inc.
                        1.060%, 01/14/04..............      28,823,963
            20,000,000 Canadian Imperial Holding, Inc.
                        1.080%, 02/12/04..............      19,974,800
             8,757,000 Citicorp 1.030%, 01/06/04......       8,755,747
             7,000,000 Citicorp 1.070%, 01/09/04......       6,998,336
            11,729,000 Citicorp 1.080%, 01/16/04......      11,723,722
            30,000,000 E.I. Du Pont de Nemours
                        1.070%, 01/26/04..............      29,977,708
            16,857,000 Household Finance Corp.
                        1.080%, 01/05/04..............      16,854,977
            20,760,000 Household Finance Corp.
                        1.100%, 01/05/04..............      20,757,463
            24,000,000 J.P. Morgan Chase & Co.
                        1.080%, 02/05/04..............      23,974,800

          FACE                                                VALUE
         AMOUNT                                              (NOTE 1)
      -------------------------------------------------------------------

                   COMMERCIAL PAPER--(CONTINUED)
      $ 11,949,000 Merrill Lynch & Co., Inc.
                    1.040%, 01/05/04.................... $    11,947,619
         4,970,000 Merrill Lynch & Co., Inc.
                    1.030%, 01/12/04....................       4,968,436
        20,000,000 Morgan Stanley 1.080%, 01/12/04......      19,993,400
        20,000,000 Morgan Stanley 1.080%, 01/14/04......      19,992,200
        16,653,000 Toronto Dominion Holdings
                    1.080%, 01/23/04....................      16,642,009
         8,815,000 UBS Finance, Inc.
                    1.020%, 01/02/04....................       8,814,750
                                                         ---------------
                                                             265,250,417
                                                         ---------------
                   Total Short Term Investments
                    (Identified Cost $265,250,417)......     265,250,417
                                                         ---------------
                   Total Investments--111.2%
                    (Identified Cost $1,974,573,183) (a)   2,196,408,022
                   Other assets less liabilities........    (221,732,237)
                                                         ---------------
                   TOTAL NET ASSETS--100%............... $ 1,974,675,785
                                                         ===============

FUTURES CONTRACTS

                                                                                   VALUATION    UNREALIZED
                                                 EXPIRATION NUMBER OF  CONTRACT      AS OF    APPRECIATION/
FUTURES CONTRACTS LONG                              DATE    CONTRACTS   AMOUNT     12/31/03   (DEPRECIATION)
----------------------                           ---------- --------- ----------- ----------- --------------
U.S. Treasury Notes 2 Year Futures.............. 03/30/2004     49    $10,437,998 $10,488,297    $ 50,299

FUTURES CONTRACTS SHORT
-----------------------
U.S. Treasury Notes 5 Year Futures.............. 03/22/2004    (41)     4,563,795   4,576,625     (12,830)
U.S. Treasury Notes 10 Year Futures............. 03/22/2004   (114)    12,774,583  12,798,281     (23,698)
                                                                                                 --------
Net Unrealized Appreciation on Futures Contracts                                                 $ 13,771
                                                                                                 ========

 See accompanying notes to statement of investments and financial statements.

                                    MSF-112

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH DIVERSIFIED PORTFOLIO



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

     ASSETS
       Investments at value..................              $2,196,408,022
       Cash..................................                     163,333
       Collateral for securities loaned......                  97,367,428
       Receivable for:
        Securities sold......................                   5,307,886
        Fund shares sold.....................                     271,568
        Dividends and interest...............                   8,651,614
        Foreign taxes........................                      36,181
                                                           --------------
         Total Assets........................               2,308,206,032
     LIABILITIES
       Payable for:
        Fund shares redeemed................. $    481,482
        Securities purchased.................  234,844,928
        Withholding taxes....................       14,241
        Futures variation margin.............       25,331
        Return of collateral for securities
         loaned..............................   97,367,428
       Accrued expenses:
        Management fees......................      722,218
        Service and distribution fees........        6,292
        Other expenses.......................       68,327
                                              ------------
         Total Liabilities...................                 333,530,247
                                                           --------------
     NET ASSETS..............................              $1,974,675,785
                                                           ==============
       Net assets consist of:
        Capital paid in......................              $2,128,163,139
        Undistributed net investment
         income..............................                  25,047,232
        Accumulated net realized gains
         (losses)............................                (400,383,196)
        Unrealized appreciation
         (depreciation) on investments and
         futures contracts...................                 221,848,610
                                                           --------------
     NET ASSETS..............................              $1,974,675,785
                                                           ==============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($1,922,066,711 divided by
      127,020,329 shares outstanding)........              $        15.13
                                                           ==============
     CLASS E
     Net asset value and redemption price per
      share ($52,609,074 divided by
      3,482,508 shares outstanding)..........              $        15.11
                                                           ==============
     Identified cost of investments..........              $1,974,573,183
                                                           ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

    INVESTMENT INCOME
      Dividends...............................               $ 15,125,978(a)
      Interest................................                 30,127,863(b)
                                                             ------------
                                                               45,253,841
    EXPENSES
      Management fees......................... $  7,982,182
      Service and distribution fees--Class E..       41,326
      Directors' fees and expenses............       24,080
      Custodian...............................      389,622
      Audit and tax services..................       25,871
      Legal...................................       75,661
      Printing................................      671,400
      Insurance...............................       51,602
      Miscellaneous...........................       15,273
                                               ------------
      Total expenses before reductions........    9,277,017
      Expense reductions......................     (191,010)    9,086,007
                                               ------------  ------------
    NET INVESTMENT INCOME.....................                 36,167,834
                                                             ------------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................    7,838,811
      Options--net............................      801,284
      Futures contracts--net..................   (1,976,252)    6,663,843
                                               ------------
    Unrealized appreciation (depreciation) on:
      Investments--net........................  296,890,844
      Futures contracts--net..................    1,473,665   298,364,509
                                               ------------  ------------
    Net gain (loss)...........................                305,028,352
                                                             ------------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................               $341,196,186
                                                             ============

(a)Net of foreign taxes of $141,359.
(b)Includes income on securities loaned of $75,117.

                See accompanying notes to financial statements.

                                    MSF-113

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                       YEAR ENDED      YEAR ENDED
                                                                      DECEMBER 31,    DECEMBER 31,
                                                                          2003            2002
                                                                     --------------  --------------
FROM OPERATIONS
  Net investment income............................................. $   36,167,834  $   53,378,485
  Net realized gain (loss)..........................................      6,663,843    (263,315,350)
  Unrealized appreciation (depreciation)............................    298,364,509    (106,840,083)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................    341,196,186    (316,776,948)
                                                                     --------------  --------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................    (66,525,086)    (48,581,259)
    Class E.........................................................       (676,434)        (41,450)
                                                                     --------------  --------------
  TOTAL DISTRIBUTIONS...............................................    (67,201,520)    (48,622,709)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.        278,445    (279,283,294)
                                                                     --------------  --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................    274,273,111    (644,682,951)

NET ASSETS
  Beginning of the period...........................................  1,700,402,674   2,345,085,625
                                                                     --------------  --------------
  End of the period................................................. $1,974,675,785  $1,700,402,674
                                                                     ==============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $   25,047,232  $   54,018,608
                                                                     ==============  ==============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                       YEAR ENDED                  YEAR ENDED
                                                                    DECEMBER 31, 2003           DECEMBER 31, 2002
                                                               --------------------------  --------------------------
                                                                  SHARES          $           SHARES          $
                                                               -----------  -------------  -----------  -------------
CLASS A
  Sales.......................................................   2,292,007  $  32,056,511    2,641,237  $  36,644,710
  Share issued through acquisition............................   5,044,622     65,515,637            0              0
  Reinvestments...............................................   5,141,042     66,525,086    3,289,185     48,581,259
  Redemptions................................................. (14,637,404)  (200,037,582) (27,906,496)  (376,501,986)
                                                               -----------  -------------  -----------  -------------
  Net increase (decrease).....................................  (2,159,733) $ (35,940,348) (21,976,074) $(291,276,017)
                                                               ===========  =============  ===========  =============
CLASS E
  Sales.......................................................   2,879,558  $  40,159,703    1,059,647  $  14,468,067
  Reinvestments...............................................      52,315        676,434        2,806         41,450
  Redemptions.................................................    (329,053)    (4,617,344)    (184,167)    (2,516,794)
                                                               -----------  -------------  -----------  -------------
  Net increase (decrease).....................................   2,602,820  $  36,218,793      878,286  $  11,992,723
                                                               ===========  =============  ===========  =============
  Increase (decrease) derived from capital share transactions.     443,087  $     278,445  (21,097,788) $(279,283,294)
                                                               ===========  =============  ===========  =============

                See accompanying notes to financial statements.

                                    MSF-114

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

FINANCIAL HIGHLIGHTS




                                                                                   -----------

                                                                                   -----------
                                                                                      2003
                                                                                   ----------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $    13.07
                                                                                   ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................       0.30
  Net realized and unrealized gain (loss) on investments..........................       2.30
                                                                                   ----------
  Total from investment operations................................................       2.60
                                                                                   ----------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................      (0.54)
  Distributions from net realized capital gains...................................       0.00
                                                                                   ----------
  Total distributions.............................................................      (0.54)
                                                                                   ----------
NET ASSET VALUE, END OF PERIOD.................................................... $    15.13
                                                                                   ==========
TOTAL RETURN (%)..................................................................       20.6
Ratio of operating expenses to average net assets before expense reductions (%)...       0.51
Ratio of operating expenses to average net assets after expense reductions (%) (d)       0.50
Ratio of net investment income to average net assets (%)..........................       2.00
Portfolio turnover rate (%).......................................................        211
Net assets, end of period (000)................................................... $1,922,067

                                                                                                  CLASS A
                                                                                   -----------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                                   -----------------------------------------------
                                                                                      2002        2001        2000
                                                                                   ----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $    15.51  $    18.38  $    18.27
                                                                                   ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................       0.42        0.49        0.62
  Net realized and unrealized gain (loss) on investments..........................      (2.53)      (1.62)      (0.43)
                                                                                   ----------  ----------  ----------
  Total from investment operations................................................      (2.11)      (1.13)       0.19
                                                                                   ----------  ----------  ----------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................      (0.33)      (0.78)       0.00
  Distributions from net realized capital gains...................................       0.00       (0.96)      (0.08)
                                                                                   ----------  ----------  ----------
  Total distributions.............................................................      (0.33)      (1.74)      (0.08)
                                                                                   ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD.................................................... $    13.07  $    15.51  $    18.38
                                                                                   ==========  ==========  ==========
TOTAL RETURN (%)..................................................................      (13.9)       (6.3)        1.0
Ratio of operating expenses to average net assets before expense reductions (%)...       0.49        0.49        0.46
Ratio of operating expenses to average net assets after expense reductions (%) (d)       0.48        0.47        0.46
Ratio of net investment income to average net assets (%)..........................       2.68        2.73        3.26
Portfolio turnover rate (%).......................................................        112         131         131
Net assets, end of period (000)................................................... $1,688,913  $2,345,064  $2,756,922

                                                                                   -----------

                                                                                   -----------
                                                                                      1999
                                                                                   ----------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $    18.39
                                                                                   ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................       0.59
  Net realized and unrealized gain (loss) on investments..........................       0.96
                                                                                   ----------
  Total from investment operations................................................       1.55
                                                                                   ----------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................      (0.60)
  Distributions from net realized capital gains...................................      (1.07)
                                                                                   ----------
  Total distributions.............................................................      (1.67)
                                                                                   ----------
NET ASSET VALUE, END OF PERIOD.................................................... $    18.27
                                                                                   ==========
TOTAL RETURN (%)..................................................................        8.7
Ratio of operating expenses to average net assets before expense reductions (%)...       0.45
Ratio of operating expenses to average net assets after expense reductions (%) (d)         --
Ratio of net investment income to average net assets (%)..........................       3.08
Portfolio turnover rate (%).......................................................        124
Net assets, end of period (000)................................................... $2,874,412

                                                                                               CLASS E
                                                                                   ----------------------------
                                                                                      YEAR ENDED     MAY 1, 2001(A)
                                                                                     DECEMBER 31,       THROUGH
                                                                                   ----------------   DECEMBER 31,
                                                                                     2003     2002        2001
                                                                                   -------  -------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $ 13.06  $ 15.51      $16.18
                                                                                   -------  -------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................    0.41     0.40        0.01
  Net realized and unrealized gain (loss) on investments..........................    2.17    (2.52)      (0.68)
                                                                                   -------  -------      ------
  Total from investment operations................................................    2.58    (2.12)      (0.67)
                                                                                   -------  -------      ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................   (0.53)   (0.33)       0.00
  Distributions from net realized capital gains...................................    0.00     0.00        0.00
                                                                                   -------  -------      ------
  Total distributions.............................................................   (0.53)   (0.33)       0.00
                                                                                   -------  -------      ------
NET ASSET VALUE, END OF PERIOD.................................................... $ 15.11  $ 13.06      $15.51
                                                                                   =======  =======      ======
TOTAL RETURN (%)..................................................................    20.4    (13.9)       (4.1)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...    0.66     0.64        0.64 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)    0.65     0.63        0.62 (c)
Ratio of net investment income to average net assets (%)..........................    1.80     2.53        2.58 (c)
Portfolio turnover rate (%).......................................................     211      112         131
Net assets, end of period (000)................................................... $52,609  $11,490      $   22

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-115

METROPOLITAN SERIES FUND, INC.

 ALGER EQUITY GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--99.5%--OF TOTAL NET ASSETS

                                                              VALUE
          SHARES                                             (NOTE 1)
        ----------------------------------------------------------------

                    AIR FREIGHT & COURIERS--1.1%
             81,500 United Parcel Service, Inc. (Class B). $   6,075,825
                                                           -------------

                    BIOTECHNOLOGY--5.3%
            189,690 Amgen, Inc. (b).......................    11,722,842
             45,600 Chiron Corp. (b)......................     2,598,744
            171,250 Genentech, Inc. (b)...................    16,023,863
                                                           -------------
                                                              30,345,449
                                                           -------------

                    CAPITAL MARKETS--2.2%
             54,100 Affiliated Managers Group, Inc. (b)...     3,764,819
            193,300 T. Rowe Price Group, Inc..............     9,164,353
                                                           -------------
                                                              12,929,172
                                                           -------------

                    COMMERCIAL BANKS--0.8%
            157,100 U.S. Bancorp..........................     4,678,438
                                                           -------------

                    COMMUNICATION EQUIPMENT--6.3%
            807,750 Cisco Systems, Inc. (b)...............    19,620,247
          1,035,000 Corning, Inc. (b).....................    10,795,050
            365,225 Nokia Oyj (ADR).......................     6,208,825
                                                           -------------
                                                              36,624,122
                                                           -------------

                    COMPUTER & PERIPHERALS--3.9%
            630,900 EMC Corp..............................     8,151,228
            378,800 Hewlett-Packard Co....................     8,701,036
            310,100 Seagate Technology....................     5,860,890
                                                           -------------
                                                              22,713,154
                                                           -------------

                    CONSUMER FINANCE--1.5%
             88,800 American Express Co...................     4,282,824
             71,300 Capital One Financial Corp............     4,369,977
                                                           -------------
                                                               8,652,801
                                                           -------------

                    DIVERSIFIED FINANCIAL SERVICES--1.2%
            145,725 Citigroup, Inc........................     7,073,492
                                                           -------------

                    DRUGS & HEATH CARE--2.0%
            248,400 Glaxo Wellcome, Plc. (ADR)............    11,580,408
                                                           -------------

                    ENERGY EQUIPMENT & SERVICES--0.9%
            148,950 BJ Services Co. (b)...................     5,347,305
                                                           -------------

                    HEALTH CARE EQUIPMENT & SUPPLIES--4.9%
            434,970 Boston Scientific Corp. (b)...........    15,989,497
            189,100 Medtronic, Inc........................     9,192,151
             41,300 Varian Medical Systems, Inc...........     2,853,830
                                                           -------------
                                                              28,035,478
                                                           -------------

                    HEALTH CARE PROVIDERS & SERVICES--4.3%
            307,950 Caremark Rx, Inc. (b).................     7,800,373
            227,150 Medco Health Solutions, Inc. (b)......     7,720,829
            155,600 UnitedHealth Group, Inc...............     9,052,808
                                                           -------------
                                                              24,574,010
                                                           -------------

                                                                VALUE
       SHARES                                                  (NOTE 1)
     ---------------------------------------------------------------------

                 HOTELS, RESTAURANTS & LEISURE--2.8%
         207,800 International Game Technology.............. $   7,418,460
         240,300 Starwood Hotels & Resorts Worldwide, Inc.
                 (Class B)..................................     8,643,591
                                                             -------------
                                                                16,062,051
                                                             -------------

                 INDUSTRIAL CONGLOMERATES--5.8%
         496,400 General Electric Co........................    15,378,472
         681,800 Tyco International, Ltd....................    18,067,700
                                                             -------------
                                                                33,446,172
                                                             -------------

                 INSURANCE--2.2%
         189,325 American International Group, Inc..........    12,548,461
                                                             -------------

                 INTERNET & CATALOG RETAIL--7.5%
         289,400 Amazon.Com, Inc............................    15,234,016
         310,800 eBay, Inc. (b).............................    20,074,572
         151,150 Netflix, Inc. (b)..........................     8,266,393
                                                             -------------
                                                                43,574,981
                                                             -------------

                 INTERNET SOFTWARE & SERVICES--3.1%
         397,250 Yahoo!, Inc. (b)...........................    17,943,783
                                                             -------------

                 MEDIA--4.6%
         221,000 Fox Entertainment Group, Inc. (Class A) (b)     6,442,150
         497,552 Hughes Electronics Corp. (b)...............     8,234,483
         298,900 The Walt Disney Co.........................     6,973,337
         180,850 XM Satellite Radio Holdings, Inc. (b)......     4,767,206
                                                             -------------
                                                                26,417,176
                                                             -------------

                 MULTILINE RETAIL--1.9%
         280,850 Target Corp................................    10,784,640
                                                             -------------

                 OIL & GAS--1.9%
         194,850 Devon Energy Corp..........................    11,157,111
                                                             -------------

                 PHARMACEUTICALS--5.8%
          55,275 Abbott Laboratories........................     2,575,815
          78,200 Allergan, Inc..............................     6,006,542
         249,950 Novartis AG (ADR)..........................    11,470,205
         141,000 Teva Pharmaceutical Industries, Ltd. (ADR).     7,996,110
         121,600 Watson Pharmaceuticals, Inc. (b)...........     5,593,600
                                                             -------------
                                                                33,642,272
                                                             -------------

                 SEMICONDUCTORS & EQUIPMENT--12.4%
         305,050 Analog Devices, Inc........................    13,925,532
         336,600 Applied Materials, Inc. (b)................     7,556,670
         441,500 Intel Corp.................................    14,216,300
         589,900 Teradyne, Inc. (b).........................    15,012,955
         340,400 Texas Instruments, Inc.....................    10,000,952
         274,900 Xilinx, Inc. (b)...........................    10,649,626
                                                             -------------
                                                                71,362,035
                                                             -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-116

METROPOLITAN SERIES FUND, INC.

 ALGER EQUITY GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                VALUE
         SHARES                                                (NOTE 1)
       ------------------------------------------------------------------

                   SOFTWARE--9.6%
           835,000 Microsoft Corp........................... $ 22,995,900
           542,800 PeopleSoft, Inc. (b).....................   12,375,840
           340,900 Synopsys, Inc. (b).......................   11,508,784
           231,550 VERITAS Software Corp. (b)...............    8,604,398
                                                             ------------
                                                               55,484,922
                                                             ------------

                   SPECIALTY RETAIL--5.6%
           123,950 Best Buy Co., Inc........................    6,475,148
           397,500 The Gap, Inc.............................    9,225,975
           375,950 The Home Depot, Inc......................   13,342,466
           155,800 TJX Cos., Inc............................    3,435,390
                                                             ------------
                                                               32,478,979
                                                             ------------

                   WIRELESS TELECOMMUNICATION SERVICES--1.9%
           105,800 Nextel Communications, Inc. (Class A) (b)    2,968,748
           318,950 Vodafone Group, Plc. (ADR)...............    7,986,508
                                                             ------------
                                                               10,955,256
                                                             ------------
                   Total Common Stocks
                    (Identified Cost $479,777,444)..........  574,487,493
                                                             ------------

       PREFERRED STOCKS--0.3%

                   MEDIA--0.3%
            55,650 The News Corp., Ltd. (ADR)...............    1,683,404
                                                             ------------
                   Total Preferred Stocks
                    (Identified Cost $1,619,407)............    1,683,404
                                                             ------------

          SHORT TERM INVESTMENTS--0.2%
                                                           VALUE
           SHARES                                         (NOTE 1)
          -----------------------------------------------------------

                    MONEY MARKET FUNDS--0.2%
          1,087,745 State Street Global Advisor's
                     Money Market Fund................. $  1,087,745
                                                        ------------
                    Total Short Term Investments
                     (Identified Cost $1,087,745) (a)..    1,087,745
                                                        ------------
                    Total Investments--100.0%
                     (Identified Cost $482,484,596) (a)  577,258,642
                    Other assets less liabilities......      (42,478)
                                                        ------------
                    TOTAL NET ASSETS--100%............. $577,216,164
                                                        ============

 See accompanying notes to statement of investments and financial statements.

                                    MSF-117

METROPOLITAN SERIES FUND, INC.

 ALGER EQUITY GROWTH PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

     ASSETS
       Investments at value......................            $ 577,258,642
       Cash......................................                        1
       Receivable for:
        Fund shares sold.........................                  915,143
        Dividends and interest...................                  589,737
        Foreign taxes............................                      843
                                                             -------------
         Total Assets............................              578,764,366
     LIABILITIES
       Payable for:
        Fund shares redeemed..................... $1,126,416
        Withholding taxes........................      5,744
       Accrued expenses:
        Management fees..........................    358,701
        Service and distribution fees............      4,593
        Deferred trustees fees...................     26,978
        Other expenses...........................     25,770
                                                  ----------
         Total Liabilities.......................                1,548,202
                                                             -------------
     NET ASSETS..................................            $ 577,216,164
                                                             =============
       Net assets consist of:
        Capital paid in..........................            $ 799,892,849
        Undistributed net investment loss........                  (21,324)
        Accumulated net realized gains (losses)..             (317,429,407)
        Unrealized appreciation (depreciation)
         on investments and foreign currency.....               94,774,046
                                                             -------------
     NET ASSETS..................................            $ 577,216,164
                                                             =============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($539,839,617 divided by
      28,839,208 shares outstanding).............            $       18.72
                                                             =============
     CLASS B
     Net asset value and redemption price per
      share ($88,820 divided by 4,813 shares
      outstanding)...............................            $       18.46
                                                             =============
     CLASS E
     Net asset value and redemption price per
      share ( $37,287,727 divided by
      2,006,216 shares outstanding)..............            $       18.59
                                                             =============
     Identified cost of investments..............            $ 482,484,596
                                                             =============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

    INVESTMENT INCOME
      Dividends...............................             $  3,970,888 (a)
      Interest................................                   76,388
                                                           ------------
                                                              4,047,276
    EXPENSES
      Management fees......................... $3,832,839
      Service and distribution fees--Class B..         41
      Service and distribution fees--Class E..     36,874
      Directors' fees and expenses............     29,438
      Custodian...............................    109,862
      Audit and tax services..................     22,300
      Legal...................................     13,864
      Printing................................    169,300
      Insurance...............................     12,076
      Miscellaneous...........................      6,064
                                               ----------
      Total expenses before reductions........  4,232,658
      Expense reductions......................   (131,296)    4,101,362
                                               ----------  ------------
    NET INVESTMENT (LOSS).....................                  (54,086)
                                                           ------------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................               57,930,326
    Unrealized appreciation (depreciation) on:
      Investments--net........................               96,726,234
                                                           ------------
    Net gain (loss)...........................              154,656,560
                                                           ------------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................             $154,602,474
                                                           ============

(a)Net of foreign taxes of $75,495.

                See accompanying notes to financial statements.

                                    MSF-118

METROPOLITAN SERIES FUND, INC.

 ALGER EQUITY GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED     YEAR ENDED
                                                                     DECEMBER 31,   DECEMBER 31,
                                                                         2003           2002
                                                                     ------------  -------------
FROM OPERATIONS
  Net investment income (loss)...................................... $    (54,086) $     264,453
  Net realized gain (loss)..........................................   57,930,326   (216,658,628)
  Unrealized appreciation (depreciation)............................   96,726,234    (35,894,604)
                                                                     ------------  -------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  154,602,474   (252,288,779)
                                                                     ------------  -------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................     (279,573)             0
                                                                     ------------  -------------
  TOTAL DISTRIBUTIONS...............................................     (279,573)             0
                                                                     ------------  -------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  (42,001,758)   (75,907,471)
                                                                     ------------  -------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  112,321,143   (328,196,250)

NET ASSETS
  Beginning of the period...........................................  464,895,021    793,091,271
                                                                     ------------  -------------
  End of the period................................................. $577,216,164  $ 464,895,021
                                                                     ============  =============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $    (21,324) $     242,922
                                                                     ============  =============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                       YEAR ENDED                  YEAR ENDED
                                                                    DECEMBER 31, 2003           DECEMBER 31, 2002
                                                               --------------------------  --------------------------
                                                                  SHARES          $           SHARES          $
                                                               -----------  -------------  -----------  -------------
CLASS A
  Sales.......................................................   6,987,320  $ 110,813,878    9,966,079  $ 163,578,116
  Reinvestments...............................................      19,361        279,573            0              0
  Redemptions................................................. (10,602,971)  (167,671,105) (15,537,982)  (254,066,642)
                                                               -----------  -------------  -----------  -------------
  Net increase (decrease).....................................  (3,596,290) $ (56,577,654)  (5,571,903) $ (90,488,526)
                                                               ===========  =============  ===========  =============
CLASS B
  Sales.......................................................       4,970  $      85,305           68  $       1,000
  Redemptions.................................................        (226)        (3,745)           0              0
                                                               -----------  -------------  -----------  -------------
  Net increase (decrease).....................................       4,744  $      81,560           68  $       1,000
                                                               ===========  =============  ===========  =============
CLASS E
  Sales.......................................................   1,199,100  $  19,448,257      929,124  $  15,565,113
  Redemptions.................................................    (297,504)    (4,953,921)     (66,438)      (985,058)
                                                               -----------  -------------  -----------  -------------
  Net increase (decrease).....................................     901,596  $  14,494,336      862,686  $  14,580,055
                                                               ===========  =============  ===========  =============
  Increase (decrease) derived from capital share transactions.  (2,689,950) $ (42,001,758)  (4,709,149) $ (75,907,471)
                                                               ===========  =============  ===========  =============

                See accompanying notes to financial statements.

                                    MSF-119

METROPOLITAN SERIES FUND, INC.

 ALGER EQUITY GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                                                                        CLASS A
                                                                                   ---------------------------------------
                                                                                                YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------------
                                                                                     2003      2002      2001      2000
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  13.86  $  20.74  $  25.06  $  29.34
                                                                                   --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.00      0.01      0.00      0.03
  Net realized and unrealized gain (loss) on investments..........................     4.87     (6.89)    (2.91)    (3.99)
                                                                                   --------  --------  --------  --------
  Total from investment operations................................................     4.87     (6.88)    (2.91)    (3.96)
                                                                                   --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.01)     0.00     (0.07)    (0.09)
  Distributions from net realized capital gains...................................     0.00      0.00     (1.34)     0.00
  Distributions in excess of net realized capital gains...........................     0.00      0.00      0.00     (0.23)
                                                                                   --------  --------  --------  --------
  Total distributions.............................................................    (0.01)     0.00     (1.41)    (0.32)
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD.................................................... $  18.72  $  13.86  $  20.74  $  25.06
                                                                                   ========  ========  ========  ========
TOTAL RETURN (%)..................................................................     35.2     (33.2)    (12.0)    (13.7)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.82      0.79      0.84      0.79
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.80        --        --        --
Ratio of net investment income to average net assets (%)..........................     0.00      0.05      0.00      0.23
Portfolio turnover rate (%).......................................................      167       243        88        88
Net assets, end of period (000)................................................... $539,840  $449,676  $788,097  $968,357

                                                                                   ---------

                                                                                   ---------
                                                                                     1999
                                                                                   --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  25.11
                                                                                   --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................    (0.01)
  Net realized and unrealized gain (loss) on investments..........................     8.34
                                                                                   --------
  Total from investment operations................................................     8.33
                                                                                   --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................     0.00
  Distributions from net realized capital gains...................................    (0.01)
  Distributions in excess of net realized capital gains...........................    (4.09)
                                                                                   --------
  Total distributions.............................................................    (4.10)
                                                                                   --------
NET ASSET VALUE, END OF PERIOD.................................................... $  29.34
                                                                                   ========
TOTAL RETURN (%)..................................................................     34.1
Ratio of operating expenses to average net assets before expense reductions (%)...     0.80
Ratio of operating expenses to average net assets after expense reductions (%) (d)       --
Ratio of net investment income to average net assets (%)..........................    (0.03)
Portfolio turnover rate (%).......................................................      128
Net assets, end of period (000)................................................... $841,053

                                                                                              CLASS B
                                                                                   -------------------------
                                                                                                JULY 30, 2002(A)
                                                                                    YEAR ENDED      THROUGH
                                                                                   DECEMBER 31,   DECEMBER 31,
                                                                                       2003           2002
                                                                                   ------------ ----------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................    $13.65         $14.64
                                                                                      ------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................      0.00          (0.01)
  Net realized and unrealized gain (loss) on investments..........................      4.81          (0.98)
                                                                                      ------         ------
  Total from investment operations................................................      4.81          (0.99)
                                                                                      ------         ------
NET ASSET VALUE, END OF PERIOD....................................................    $18.46         $13.65
                                                                                      ======         ======
TOTAL RETURN (%)..................................................................      35.2           (6.8)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...      1.07           1.04 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)      1.05             --
Ratio of net investment income to average net assets (%)..........................     (0.04)         (0.24)(c)
Portfolio turnover rate (%).......................................................       167            243
Net assets, end of period (000)...................................................    $   89         $    1

                                                                                               CLASS E
                                                                                   ----------------------------
                                                                                      YEAR ENDED     MAY 1, 2001(A)
                                                                                     DECEMBER 31,       THROUGH
                                                                                   ----------------   DECEMBER 31,
                                                                                     2003     2002        2001
                                                                                   -------  -------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $ 13.78  $ 20.64      $23.50
                                                                                   -------  -------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................   (0.02)   (0.01)       0.00
  Net realized and unrealized gain (loss) on investments..........................    4.83    (6.85)      (2.86)
                                                                                   -------  -------      ------
  Total from investment operations................................................    4.81    (6.86)      (2.86)
                                                                                   -------  -------      ------
NET ASSET VALUE, END OF PERIOD.................................................... $ 18.59  $ 13.78      $20.64
                                                                                   =======  =======      ======
TOTAL RETURN (%)..................................................................    34.9    (33.2)      (12.2)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...    0.97     0.94        0.99 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)    0.95       --          --
Ratio of net investment income to average net assets (%)..........................   (0.14)   (0.06)       0.00 (c)
Portfolio turnover rate (%).......................................................     167      243          88
Net assets, end of period (000)................................................... $37,288  $15,218      $4,994

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.


                See accompanying notes to financial statements.

                                    MSF-120

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--98.1% OF TOTAL NET ASSETS



                                                             VALUE
          SHARES                                            (NOTE 1)
        ---------------------------------------------------------------

                    AEROSPACE & DEFENSE--1.8%
             22,900 Northrop Grumman Corp................ $   2,189,240
             50,600 United Technologies Corp.............     4,795,362
                                                          -------------
                                                              6,984,602
                                                          -------------

                    BEVERAGES--1.5%
             56,300 Anheuser-Busch Cos., Inc.............     2,965,884
             55,700 PepsiCo, Inc.........................     2,596,734
                                                          -------------
                                                              5,562,618
                                                          -------------

                    BIOTECHNOLOGY--1.5%
             79,500 Amgen, Inc. (b)......................     4,913,100
             20,000 Biogen Idec, Inc. (b)................       735,600
                                                          -------------
                                                              5,648,700
                                                          -------------

                    BUILDING PRODUCTS--1.1%
             42,300 American Standard Cos., Inc. (b).....     4,259,610
                                                          -------------

                    CAPITAL MARKETS--0.5%
             54,100 J.P. Morgan Chase & Co...............     1,987,093
                                                          -------------

                    CHEMICALS--1.6%
             68,000 Air Products & Chemicals, Inc........     3,592,440
             51,800 E. I. du Pont de Nemours & Co........     2,377,102
                                                          -------------
                                                              5,969,542
                                                          -------------

                    COMMERCIAL BANKS--3.2%
            177,100 Bank One Corp........................     8,073,989
             22,300 FleetBoston Financial Corp...........       973,395
             50,500 Wells Fargo & Co.....................     2,973,945
                                                          -------------
                                                             12,021,329
                                                          -------------

                    COMMERCIAL SERVICES & SUPPLIES--2.2%
             99,600 Automatic Data Processing, Inc.......     3,945,156
             71,700 Checkfree Corp. (b)..................     1,982,505
             54,600 Monster Worldwide, Inc. (b)..........     1,199,016
             57,000 Sabre Holdings Corp. (Class A) (b)...     1,230,630
                                                          -------------
                                                              8,357,307
                                                          -------------

                    COMMUNICATION EQUIPMENT--3.6%
            257,800 Cisco Systems, Inc. (b)..............     6,261,962
             36,800 Polycom, Inc. (b)....................       718,336
            122,900 Qualcomm, Inc........................     6,627,997
                                                          -------------
                                                             13,608,295
                                                          -------------

                    COMPUTER & PERIPHERALS--1.5%
             30,500 Apple Computer, Inc. (b).............       651,785
             48,469 Hewlett-Packard Co...................     1,113,333
             24,200 International Business Machines Corp.     2,242,856
            360,800 Sun Microsystems, Inc. (b)...........     1,619,992
                                                          -------------
                                                              5,627,966
                                                          -------------

                    CONSTRUCTION & ENGINEERING--0.9%
             89,900 Fluor Corp...........................     3,563,636
                                                          -------------

                                                                VALUE
       SHARES                                                  (NOTE 1)
     ---------------------------------------------------------------------

                 CONSUMER FINANCE--2.5%
          63,100 AmeriCredit Corp. (b)...................... $   1,005,183
         227,000 SLM Corp...................................     8,553,360
                                                             -------------
                                                                 9,558,543
                                                             -------------

                 DIVERSIFIED TELECOMMUNICATION SERVICES--2.5%
          96,560 AT&T Corp..................................     1,960,168
         379,700 Sprint Corp. (FON Group)...................     6,234,674
          36,700 Verizon Communications, Inc................     1,287,436
                                                             -------------
                                                                 9,482,278
                                                             -------------

                 ELECTRIC UTILITIES--0.6%
          36,900 American Electric Power Co., Inc...........     1,125,819
          28,600 Pinnacle West Capital Corp.................     1,144,572
                                                             -------------
                                                                 2,270,391
                                                             -------------

                 ELECTRICAL EQUIPMENT--0.8%
          45,200 Emerson Electric Co........................     2,926,700
                                                             -------------

                 ELECTRONIC EQUIPMENT & INSTRUMENTS--1.4%
         140,400 Agilent Technologies, Inc. (b).............     4,105,296
          59,500 Avnet, Inc.................................     1,288,770
                                                             -------------
                                                                 5,394,066
                                                             -------------

                 ENERGY EQUIPMENT & SERVICES--3.4%
          59,800 Baker Hughes, Inc..........................     1,923,168
          46,500 BJ Services Co. (b)........................     1,669,350
         101,800 Schlumberger, Ltd..........................     5,570,496
          48,600 Transocean, Inc............................     1,166,886
          73,700 Weatherford International, Ltd. (b)........     2,653,200
                                                             -------------
                                                                12,983,100
                                                             -------------

                 FOOD & STAPLES RETAILING--0.9%
          96,900 Costco Wholesale Corp. (b).................     3,602,742
                                                             -------------

                 FOOD PRODUCTS--2.0%
          98,400 Campbell Soup Co...........................     2,637,120
          25,300 H.J. Heinz Co..............................       921,679
          46,800 Kraft Foods, Inc. (Class A)................     1,507,896
          41,900 Unilever NV (ADR)..........................     2,719,310
                                                             -------------
                                                                 7,786,005
                                                             -------------

                 GAS UTILITIES--1.2%
          74,848 Kinder Morgan Management, L.L.C............     3,215,470
              66 Kinder Morgan, Inc.........................         3,901
          60,300 NiSource, Inc..............................     1,322,982
                                                             -------------
                                                                 4,542,353
                                                             -------------

                 HEALTH CARE EQUIPMENT & SUPPLIES--1.9%
         188,400 Applera Corp.--Applied Biosystems Group (b)     3,901,764
          34,200 Becton, Dickinson & Co.....................     1,406,988
          29,200 Guidant Corp. (b)..........................     1,757,840
                                                             -------------
                                                                 7,066,592
                                                             -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-121

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)

                                                                   VALUE
     SHARES                                                       (NOTE 1)
   ----------------------------------------------------------------------------

               HEALTH CARE PROVIDERS & SERVICES--2.0%
        31,000 HCA, Inc........................................ $   1,331,760
        29,400 Health Management Associates, Inc. (Class A)....       705,600
       115,700 Lincare Holdings, Inc. (b)......................     3,474,471
        12,300 PacifiCare Health Systems, Inc. (b).............       831,480
        33,000 Triad Hospitals, Inc. (b).......................     1,097,910
                                                                -------------
                                                                    7,441,221
                                                                -------------

               HOTELS, RESTAURANTS & LEISURE--0.7%
        53,400 Carnival Corp...................................     2,121,582
        16,000 McDonald's Corp.................................       397,280
                                                                -------------
                                                                    2,518,862
                                                                -------------

               HOUSEHOLD PRODUCTS--0.8%
        20,700 Kimberly-Clark Corp.............................     1,223,163
        16,400 The Procter & Gamble Co.........................     1,638,032
                                                                -------------
                                                                    2,861,195
                                                                -------------

               IT SERVICES--0.3%
        24,000 Affiliated Computer Services, Inc. (Class A) (b)     1,307,040
                                                                -------------

               INDUSTRIAL CONGLOMERATES--2.1%
       184,900 General Electric Co.............................     5,728,202
        16,500 Siemens AG (ADR)................................     1,319,010
        36,700 Tyco International, Ltd.........................       972,550
                                                                -------------
                                                                    8,019,762
                                                                -------------

               INSURANCE--4.3%
        17,500 American International Group, Inc...............     1,159,900
            65 Berkshire Hathaway, Inc.........................     5,476,250
        10,000 Everest Re Group, Ltd...........................       846,000
        27,200 Hartford Financial Services Group, Inc..........     1,605,616
        25,000 The Chubb Corp..................................     1,702,500
        53,000 The PMI Group, Inc..............................     1,973,190
        48,700 XL Capital, Ltd. (Class A)......................     3,776,685
                                                                -------------
                                                                   16,540,141
                                                                -------------

               INTERNET & CATALOG RETAIL--1.8%
        50,800 eBay, Inc. (b)..................................     3,281,172
       100,500 InterActiveCorp (b).............................     3,409,965
                                                                -------------
                                                                    6,691,137
                                                                -------------

               INTERNET SOFTWARE & SERVICES--0.4%
       101,100 VeriSign, Inc. (b)..............................     1,647,930
                                                                -------------

               MACHINERY--1.5%
        28,200 Illinois Tool Works, Inc........................     2,366,262
        36,800 Ingersoll-Rand Co., Ltd. (Class A)..............     2,497,984
        15,000 Navistar International Corp.....................       718,350
                                                                -------------
                                                                    5,582,596
                                                                -------------

               MEDIA--4.9%
       121,732 Cablevision Systems Corp. (Class A) (b).........     2,847,312
        26,000 Comcast Corp. (Class A).........................       854,620

                                                           VALUE
             SHARES                                       (NOTE 1)
           ----------------------------------------------------------

                       MEDIA--(CONTINUED)
                76,900 Cox Communications, Inc......... $   2,649,205
                70,385 Hughes Electronics Corp. (b)....     1,164,871
                17,100 Knight-Ridder, Inc..............     1,323,027
                57,700 Radio One, Inc. (Class D) (b)...     1,113,610
                29,500 The Thomson Corp................     1,069,375
                57,100 The Walt Disney Co..............     1,332,143
               287,900 Time Warner, Inc. (b)...........     5,179,321
                28,500 Viacom, Inc. (Class B)..........     1,264,830
                                                        -------------
                                                           18,798,314
                                                        -------------

                       METALS & MINING--0.4%
                30,600 Newmont Mining Corp.............     1,487,466
                                                        -------------

                       MULTI-UTILITIES--2.0%
               114,400 Duke Energy Co..................     2,339,480
                26,100 Equitable Resources, Inc........     1,120,212
               339,200 The AES Corp. (b)...............     3,202,048
                92,000 The Williams Cos., Inc..........       903,440
                                                        -------------
                                                            7,565,180
                                                        -------------

                       OIL & GAS--4.8%
                12,800 ChevronTexaco Corp..............     1,105,792
               172,800 Exxon Mobil Corp................     7,084,800
                84,900 Royal Dutch Petroleum Co........     4,447,911
               154,800 Unocal Corp.....................     5,701,284
                                                        -------------
                                                           18,339,787
                                                        -------------

                       PAPER & FOREST PRODUCTS--0.1%
                 7,800 Boise Cascade Corp..............       256,308
                                                        -------------

                       PERSONAL PRODUCTS--0.5%
                46,800 The Estee Lauder Cos., Inc......     1,837,368
                                                        -------------

                       PHARMACEUTICALS--13.9%
               129,200 Allergan, Inc...................     9,923,852
               403,300 AstraZeneca, Plc. (ADR).........    19,511,654
                56,100 Eli Lilly & Co..................     3,945,513
               230,500 Forest Laboratories, Inc. (b)...    14,244,900
               143,400 Pfizer, Inc.....................     5,066,322
                                                        -------------
                                                           52,692,241
                                                        -------------

                       ROAD & RAIL--0.0%
                 2,400 Union Pacific Corp..............       166,752
                                                        -------------

                       SEMICONDUCTORS & EQUIPMENT--7.9%
                91,900 Altera Corp. (b)................     2,086,130
               317,700 Applied Materials, Inc. (b).....     7,132,365
               143,200 Applied Micro Circuits Corp. (b)       856,336
                73,100 ASML Holding NV (ADR) (b).......     1,465,655
                60,500 Credence Systems Corp. (b)......       796,180
                79,000 Intel Corp......................     2,543,800
                93,100 KLA-Tencor Corp. (b)............     5,462,177
                47,700 Lam Research Corp. (b)..........     1,540,710

 See accompanying notes to statement of investments and financial statements.

                                    MSF-122

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)

                                                             VALUE
          SHARES                                            (NOTE 1)
        ---------------------------------------------------------------

                    SEMICONDUCTORS & EQUIPMENT--(CONTINUED)
             23,000 Linear Technology Corp............... $     967,610
             21,800 Novellus Systems, Inc. (b)...........       916,690
             97,300 PMC-Sierra, Inc. (b).................     1,960,595
            116,400 Teradyne, Inc. (b)...................     2,962,380
             36,700 Xilinx, Inc. (b).....................     1,421,758
                                                          -------------
                                                             30,112,386
                                                          -------------

                    SOFTWARE--3.2%
             79,700 Cadence Design Systems, Inc. (b).....     1,433,006
            194,200 Microsoft Corp.......................     5,348,268
            143,600 PeopleSoft, Inc. (b).................     3,274,080
             54,200 SAP AG (ADR).........................     2,252,552
                                                          -------------
                                                             12,307,906
                                                          -------------

                    SPECIALTY RETAIL--3.0%
            102,100 AutoNation, Inc. (b).................     1,875,577
            115,700 Lowe's Cos., Inc.....................     6,408,623
             58,900 RadioShack Corp......................     1,807,052
             41,800 Williams-Sonoma, Inc. (b)............     1,453,386
                                                          -------------
                                                             11,544,638
                                                          -------------

                    THRIFTS & MORTGAGE FINANCE--5.0%
             46,500 Federal Home Loan Mortgage Corp......     2,711,880
             56,100 Federal National Mortgage Association     4,210,866
            299,100 Washington Mutual, Inc...............    11,999,892
                                                          -------------
                                                             18,922,638
                                                          -------------

                    TOBACCO--1.1%
             76,900 Altria Group, Inc....................     4,184,898
                                                          -------------

                    WIRELESS TELECOMMUNICATION SERVICES--0.8%
            563,400 Sprint Corp. (PCS Group) (b).........     3,166,308
                                                          -------------
                    Total Common Stocks
                     (Identified Cost $328,782,309)......   373,195,542
                                                          -------------

     CONVERTIBLE BONDS--0.6%
        FACE                                                     VALUE
       AMOUNT                                                   (NOTE 1)
     ----------------------------------------------------------------------

                RETAIL--0.6%
     $2,258,000 Amazon.com, Inc. 4.750%, 02/01/09............ $  2,283,402
                                                              ------------
                Total Convertible Bonds
                 (Identified Cost $1,638,693)................    2,283,402
                                                              ------------

     PREFERRED STOCKS--0.3%
       SHARES
     ----------------------------------------------------------------------

                DIVERSIFIED FINANCIAL SERVICES--0.2%
         15,600 Ford Motor Co. Capital Trust II..............      871,260
                                                              ------------

                MEDIA--0.1%
          7,872 The News Corp., Ltd. (ADR)...................      238,139
                                                              ------------
                Total Preferred Stocks
                 (Identified Cost $1,125,410)................    1,109,399
                                                              ------------

     SHORT TERM INVESTMENTS--1.2%
        FACE
       AMOUNT
     ----------------------------------------------------------------------

                REPURCHASE AGREEMENT--1.2%
     $4,321,000 State Street Corp. Repurchase Agreement dated
                 12/31/03 at 0.350% to be repurchased at
                 $4,321,084 on 01/02/04, collateralized by
                 $3,720,000 U.S. Treasury Bond 6.375% due
                 08/15/27 with a value of $4,407,616.........    4,321,000
                                                              ------------
                Total Short Term Investments
                 (Identified Cost $4,321,000)................    4,321,000
                                                              ------------
                Total Investments--100.2%
                 (Identified Cost $335,867,412) (a)..........  380,909,343
                Other assets less liabilities................     (622,373)
                                                              ------------
                TOTAL NET ASSETS--100%....................... $380,286,970
                                                              ============

 See accompanying notes to statement of investments and financial statements.

                                    MSF-123

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

     ASSETS
       Investments at value........................          $380,909,343
       Cash........................................                   960
       Receivable for:
        Securities sold............................               131,632
        Fund shares sold...........................                42,976
        Dividends and interest.....................               406,491
                                                             ------------
         Total Assets..............................           381,491,402
     LIABILITIES
       Payable for:
        Fund shares redeemed....................... $375,424
        Securities purchased.......................  584,435
       Accrued expenses:
        Management fees............................  212,265
        Service and distribution fees..............    6,067
        Deferred trustees fees.....................    3,927
        Other expenses.............................   22,314
                                                    --------
         Total Liabilities.........................             1,204,432
                                                             ------------
     NET ASSETS....................................          $380,286,970
                                                             ============
       Net assets consist of:
        Capital paid in............................          $358,978,037
        Undistributed net investment income........             2,100,184
        Accumulated net realized gains (losses)....           (25,833,182)
        Unrealized appreciation (depreciation) on
         investments...............................            45,041,931
                                                             ------------
     NET ASSETS....................................          $380,286,970
                                                             ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per share
      ($351,867,101 divided by 32,545,494
      shares outstanding)..........................          $      10.81
                                                             ============
     CLASS B
     Net asset value and redemption price per share
      ($28,419,869 divided by 2,636,935 shares
      outstanding).................................          $      10.78
                                                             ============
     Identified cost of investments................          $335,867,412
                                                             ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

   INVESTMENT INCOME
     Dividends...............................               $  4,301,858 (a)
     Interest................................                    320,148
                                                            ------------
                                                               4,622,006
   EXPENSES
     Management fees......................... $  2,258,386
     Service and distribution fees--Class B..       43,998
     Directors' fees and expenses............       21,611
     Custodian...............................       84,011
     Audit and tax services..................       22,300
     Legal...................................        9,053
     Printing................................      103,502
     Insurance...............................        7,531
     Miscellaneous...........................        4,924
                                              ------------
     Total expenses before reductions........    2,555,316
     Expense reductions......................      (48,896)    2,506,420
                                              ------------  ------------
   NET INVESTMENT INCOME.....................                  2,115,586
                                                            ------------
   REALIZED AND UNREALIZED GAIN (LOSS)
   Realized gain (loss) on:
     Investments--net........................  (13,613,247)
     Foreign currency transactions--net......          (31)  (13,613,278)
                                              ------------
   Unrealized appreciation (depreciation) on:
     Investments--net........................                119,543,671
                                                            ------------
   Net gain (loss)...........................                105,930,393
                                                            ------------
   NET INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS..........................               $108,045,979
                                                            ============

(a)Net of foreign taxes of $50,937.

                See accompanying notes to financial statements.

                                    MSF-124

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                                   MAY 1, 2002(A)
                                                                      YEAR ENDED      THROUGH
                                                                     DECEMBER 31,   DECEMBER 31,
                                                                         2003           2002
                                                                     ------------  --------------
FROM OPERATIONS
  Net investment income............................................. $  2,115,586   $  1,955,118
  Net realized gain (loss)..........................................  (13,613,278)   (12,219,934)
  Unrealized appreciation (depreciation)............................  119,543,671    (74,501,740)
                                                                     ------------   ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  108,045,979    (84,766,556)
                                                                     ------------   ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (1,896,107)             0
    Class B.........................................................      (74,383)             0
                                                                     ------------   ------------
  TOTAL DISTRIBUTIONS...............................................   (1,970,490)             0
                                                                     ------------   ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  (44,022,878)   403,000,915
                                                                     ------------   ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   62,052,611    318,234,359

NET ASSETS
  Beginning of the period...........................................  318,234,359              0
                                                                     ------------   ------------
  End of the period................................................. $380,286,970   $318,234,359
                                                                     ============   ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  2,100,184   $  1,955,119
                                                                     ============   ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                                               MAY 1, 2002(A)
                                                                       YEAR ENDED                  THROUGH
                                                                   DECEMBER 31, 2003          DECEMBER 31, 2002
                                                               -------------------------  ------------------------
                                                                 SHARES          $          SHARES          $
                                                               ----------  -------------  ----------  ------------
CLASS A
  Sales.......................................................    822,257   $  7,885,033  43,377,646  $428,523,064
  Reinvestments...............................................    230,390      1,896,107           0             0
  Redemptions................................................. (7,611,822)   (67,226,930) (4,272,977)  (34,746,911)
                                                               ----------  -------------  ----------  ------------
  Net increase (decrease)..................................... (6,559,175)  $(57,445,790) 39,104,669  $393,776,153
                                                               ==========  =============  ==========  ============
CLASS B
  Sales.......................................................  1,824,183   $ 16,950,456   1,168,942  $  9,292,942
  Reinvestments...............................................      9,060         74,383           0             0
  Redemptions.................................................   (356,241)    (3,601,927)     (9,009)      (68,180)
                                                               ----------  -------------  ----------  ------------
  Net increase (decrease).....................................  1,477,002     13,422,912   1,159,933  $  9,224,762
                                                               ==========  =============  ==========  ============
  Increase (decrease) derived from capital share transactions. (5,082,173) ($ 44,022,878) 40,264,602  $403,000,915
                                                               ==========  =============  ==========  ============

(a)Commencement of operations.

                See accompanying notes to financial statements.

                                    MSF-125

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                             CLASS A
                                                                                   ------------------------
                                                                                                MAY 1, 2002(A)
                                                                                    YEAR ENDED     THROUGH
                                                                                   DECEMBER 31,  DECEMBER 31,
                                                                                       2003          2002
                                                                                   ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................   $   7.90      $  10.00
                                                                                     --------      --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................       0.07          0.05
  Net realized and unrealized gain (loss) on investments..........................       2.89         (2.15)
                                                                                     --------      --------
  Total from investment operations................................................       2.96         (2.10)
                                                                                     --------      --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................      (0.05)         0.00
                                                                                     --------      --------
  Total Distributions.............................................................      (0.05)         0.00
                                                                                     --------      --------
NET ASSET VALUE, END OF PERIOD....................................................   $  10.81      $   7.90
                                                                                     ========      ========
TOTAL RETURN (%)..................................................................       37.7         (21.0)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...       0.76          0.74 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)       0.74          0.60 (c)
Ratio of net investment income to average net assets (%)..........................       0.65          0.88 (c)
Portfolio turnover rate (%).......................................................         27            30 (c)
Net assets, end of period (000)...................................................   $351,867      $309,078

                                                                                             CLASS B
                                                                                   -----------------------
                                                                                                MAY 1, 2002(A)
                                                                                    YEAR ENDED     THROUGH
                                                                                   DECEMBER 31,  DECEMBER 31,
                                                                                       2003          2002
                                                                                   ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................   $  7.89        $10.00
                                                                                     -------        ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................      0.04          0.02
  Net realized and unrealized gain (loss) on investments..........................      2.90         (2.13)
                                                                                     -------        ------
  Total from investment operations................................................      2.94         (2.11)
                                                                                     -------        ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................     (0.05)         0.00
                                                                                     -------        ------
  Total Distributions.............................................................     (0.05)         0.00
                                                                                     -------        ------
NET ASSET VALUE, END OF PERIOD....................................................   $ 10.78        $ 7.89
                                                                                     =======        ======
TOTAL RETURN (%)..................................................................      37.4         (21.1)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...      1.01          0.99 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)      0.99          0.85 (c)
Ratio of net investment income to average net assets (%)..........................      0.39          0.63 (c)
Portfolio turnover rate (%).......................................................        27            30 (c)
Net assets, end of period (000)...................................................   $28,420        $9,157

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-126

METROPOLITAN SERIES FUND, INC.

 DAVIS VENTURE VALUE PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--93.1% OF TOTAL NET ASSETS

                                                                   VALUE
        SHARES                                                    (NOTE 1)
     -------------------------------------------------------------------------

                     AIR FREIGHT & COURIERS--0.9%
          196,100    United Parcel Service, Inc. (Class B).... $    14,619,255
                                                               ---------------

                     BEVERAGES--2.1%
          510,000    Diageo, Plc. (ADR).......................      26,958,600
          207,024    Heineken Holding, (Class A) (EUR)........       7,076,589
                                                               ---------------
                                                                    34,035,189
                                                               ---------------

                     CAPITAL MARKETS--1.8%
          216,800    Janus Capital Group, Inc.................       3,557,688
          298,210    Morgan Stanley...........................      17,257,413
          147,100    State Street Corp........................       7,660,968
                                                               ---------------
                                                                    28,476,069
                                                               ---------------

                     COMMERCIAL BANKS--15.8%
        1,028,800    Bank One Corp............................      46,902,992
          295,700    Fifth Third Bancorp......................      17,475,870
          504,100    Golden West Financial Corp...............      52,018,079
        3,367,823    HSBC Holdings, Plc., (GBP)...............      52,783,048
          464,800    Lloyds TSB Group, Plc. (ADR).............      15,129,240
        1,174,600    Wells Fargo & Co.........................      69,172,194
                                                               ---------------
                                                                   253,481,423
                                                               ---------------

                     COMMERCIAL SERVICES & SUPPLIES--2.3%
          353,900    D&B Corp. (b)............................      17,946,269
          328,300    H&R Block, Inc...........................      18,177,971
                                                               ---------------
                                                                    36,124,240
                                                               ---------------

                     COMPUTER & PERIPHERALS--1.8%
          370,400    Lexmark International, Inc. (Class A) (b)      29,128,256
                                                               ---------------

                     CONSTRUCTION MATERIALS--1.8%
          298,300    Martin Marietta Materials, Inc...........      14,011,151
          326,300    Vulcan Materials Co......................      15,522,091
                                                               ---------------
                                                                    29,533,242
                                                               ---------------

                     CONSUMER FINANCE--8.4%
        2,541,100    American Express Co......................     122,557,253
          298,000    Providian Financial Corp. (b)............       3,468,720
          180,470    Takefuji Corp., (JPY)....................       8,439,396
                                                               ---------------
                                                                   134,465,369
                                                               ---------------

                     CONTAINERS & PACKAGING--3.1%
          923,900    Sealed Air Corp. (b).....................      50,019,946
                                                               ---------------

                     DIVERSIFIED FINANCIAL SERVICES--5.9%
        1,399,473    Citigroup, Inc...........................      67,930,419
          322,800    Moody's Corp.............................      19,545,540
          187,600    Principal Financial Group, Inc...........       6,203,932
                                                               ---------------
                                                                    93,679,891
                                                               ---------------

                                                                    VALUE
       SHARES                                                      (NOTE 1)
    ------------------------------------------------------------------------------

                    FOOD PRODUCTS--1.6%
         200,000    Hershey Foods Corp......................... $    15,398,000
         295,400    Kraft Foods, Inc. (Class A)................       9,517,788
                                                                ---------------
                                                                     24,915,788
                                                                ---------------

                    FOOD & STAPLES RETAILING--3.1%
       1,332,000    Costco Wholesale Corp. (b).................      49,523,760
                                                                ---------------

                    HEALTH CARE PROVIDERS & SERVICES--1.0%
         367,400    HCA, Inc...................................      15,783,504
                                                                ---------------

                    HOTELS, RESTAURANTS & LEISURE--0.8%
         294,000    Marriott International, Inc. (Class A).....      13,582,800
                                                                ---------------

                    INDUSTRIAL CONGLOMERATES--3.6%
       2,202,789    Tyco International, Ltd....................      58,373,909
                                                                ---------------

                    INSURANCE--18.1%
       1,299,407    American International Group, Inc..........      86,124,696
         622,900    Aon Corp...................................      14,912,226
             727    Berkshire Hathaway, Inc. (Class A) (b).....      61,249,750
             921    Berkshire Hathaway, Inc. (Class B) (b).....       2,592,615
          40,100    Everest Re Group, Ltd......................       3,392,460
         525,500    Loews Corp.................................      25,985,975
           6,200    Markel Corp. (b)...........................       1,571,762
         108,300    Sun Life Financial Services of Canada, Inc.       2,709,666
         117,300    The Chubb Corp.............................       7,988,130
         651,600    The Progressive Corp.......................      54,467,244
         359,925    Transatlantic Holdings, Inc................      29,081,940
                                                                ---------------
                                                                    290,076,464
                                                                ---------------

                    MEDIA--2.3%
         113,300    Gannett Co., Inc...........................      10,101,828
         344,577    Lagardere S.C.A., (EUR)....................      19,871,043
         128,500    WPP Group, Plc. (ADR)......................       6,315,775
                                                                ---------------
                                                                     36,288,646
                                                                ---------------

                    OIL & GAS--6.5%
         592,804    ConocoPhillips.............................      38,870,158
         533,158    Devon Energy Corp..........................      30,528,627
         402,000    EOG Resources, Inc.........................      18,560,340
         368,500    Occidental Petroleum Corp..................      15,565,440
                                                                ---------------
                                                                    103,524,565
                                                                ---------------

                    PHARMACEUTICALS--3.4%
         334,100    Eli Lilly & Co.............................      23,497,253
         119,200    Merck & Co., Inc...........................       5,507,040
         180,000    Novartis AG, (CHF).........................       8,168,593
         467,560    Pfizer, Inc................................      16,518,895
                                                                ---------------
                                                                     53,691,781
                                                                ---------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-127

METROPOLITAN SERIES FUND, INC.

 DAVIS VENTURE VALUE PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)
                                               SHORT TERM INVESTMENTS--8.3%


                                                              VALUE
         SHARES                                              (NOTE 1)
      -------------------------------------------------------------------

                   REAL ESTATE--1.1%
            26,300 CenterPoint Properties Trust (REIT)... $     1,969,870
           567,078 General Growth Properties, Inc. (REIT)      15,736,415
                                                          ---------------
                                                               17,706,285
                                                          ---------------

                   SEMICONDUCTORS & EQUIPMENT--0.4%
         1,971,200 Agere Systems, Inc. (Class A) (b).....       6,012,160
                                                          ---------------

                   SOFTWARE--0.9%
           543,100 Microsoft Corp........................      14,956,974
                                                          ---------------

                   SPECIALTY RETAIL--0.5%
            90,600 AutoZone, Inc. (b)....................       7,720,026
                                                          ---------------

                   TOBACCO--5.9%
         1,720,300 Altria Group, Inc.....................      93,618,726
                                                          ---------------
                   Total Common Stocks
                    (Identified Cost $1,192,190,941).....   1,489,338,268
                                                          ---------------

         FACE                                                   VALUE
        AMOUNT                                                 (NOTE 1)
     ----------------------------------------------------------------------

                  COMMERCIAL PAPER--5.6%
     $ 40,000,000 San Paolo U.S. Finance Co. 1.040%,
                   01/05/2004............................. $    39,995,378
       50,000,000 UBS Finance, Inc. 0.950%, 01/02/04......      49,998,680
                                                           ---------------
                                                                89,994,058
                                                           ---------------

                  REPURCHASE AGREEMENT--2.7%
       42,175,000 State Street Corp. Repurchase Agreement
                   dated 12/31/03 at 0.920% to be
                   repurchased at $42,177,156 on
                   01/02/04, collateralized by $18,615,000
                   FNMA 1.720% due 03/24/05 with a
                   value of $18,725,015 and by
                   $24,560,000 FNMA 2.300% due
                   11/14/05 with a value of $24,720,647...      42,175,000
                                                           ---------------
                  Total Short Term Investments
                   (Identified Cost $132,169,058).........     132,169,058
                                                           ---------------
                  Total Investments--101.4%
                   (Identified Cost $1,324,359,999) (a)...   1,621,507,326
                  Other assets less liabilities...........     (22,402,039)
                                                           ---------------
                  TOTAL NET ASSETS--100%.................. $ 1,599,105,287
                                                           ===============

 See accompanying notes to statement of investments and financial statements.

                                    MSF-128

METROPOLITAN SERIES FUND, INC.

 DAVIS VENTURE VALUE PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

    ASSETS
      Investments at value.....................             $1,621,507,326
      Cash.....................................                      1,201
      Receivable for:
       Fund shares sold........................                  3,739,822
       Dividends and interest..................                  2,637,855
                                                            --------------
        Total Assets...........................              1,627,886,204
    LIABILITIES
      Payable for:
       Fund shares redeemed.................... $ 3,568,681
       Securities purchased....................  24,045,887
       Withholding taxes.......................      47,031
      Accrued expenses:
       Management fees.........................     951,282
       Service and distribution fees...........      90,121
       Deferred trustees fees..................      34,747
       Other expenses..........................      43,168
                                                -----------
        Total Liabilities......................                 28,780,917
                                                            --------------
    NET ASSETS.................................             $1,599,105,287
                                                            ==============
      Net assets consist of:
       Capital paid in.........................             $1,398,817,339
       Undistributed net investment income.....                 10,324,753
       Accumulated net realized gains
        (losses)...............................               (107,184,330)
       Unrealized appreciation (depreciation)
        on investments and foreign
        currency...............................                297,147,525
                                                            --------------
    NET ASSETS.................................             $1,599,105,287
                                                            ==============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per
     share ($844,547,469 divided by
     33,415,371 shares outstanding)............             $        25.27
                                                            ==============
    CLASS B
    Net asset value and redemption price per
     share ($546,671 divided by 21,714
     shares outstanding).......................             $        25.18
                                                            ==============
    CLASS E
    Net asset value and redemption price per
     share ($754,011,147 divided by
     29,949,805 shares outstanding)............             $        25.18
                                                            ==============
    Identified cost of investments.............             $1,324,359,999
                                                            ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

   INVESTMENT INCOME
     Dividends...............................               $ 19,456,636 (a)
     Interest................................                    518,048
                                                            ------------
                                                              19,974,684
   EXPENSES
     Management fees......................... $  8,511,064
     Service and distribution fees--Class B..          365
     Service and distribution fees--Class E..      634,711
     Directors' fees and expenses............       36,368
     Custodian...............................      183,276
     Audit and tax services..................       22,300
     Legal...................................       30,797
     Printing................................      298,942
     Insurance...............................       21,575
     Miscellaneous...........................        9,095
                                              ------------
     Total expenses before reductions........    9,748,493
     Expense reductions......................      (64,745)    9,683,748
                                              ------------  ------------
   NET INVESTMENT INCOME.....................                 10,290,936
                                                            ------------
   REALIZED AND UNREALIZED GAIN (LOSS)
   Realized gain (loss) on:
     Investments--net........................  (25,583,752)
     Foreign currency transactions--net......     (118,625)  (25,702,377)
                                              ------------
   Unrealized appreciation (depreciation) on:
     Investments--net........................  348,931,569
     Foreign currency transactions--net......          191   348,931,760
                                              ------------  ------------
   Net gain (loss)...........................                323,229,383
                                                            ------------
   NET INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS..........................               $333,520,319
                                                            ============

(a)Net of foreign taxes of $329,492.

                See accompanying notes to financial statements.

                                    MSF-129

METROPOLITAN SERIES FUND, INC.

 DAVIS VENTURE VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                       YEAR ENDED      YEAR ENDED
                                                                      DECEMBER 31,    DECEMBER 31,
                                                                          2003            2002
                                                                     --------------  -------------
FROM OPERATIONS
  Net investment income............................................. $   10,290,936  $   6,969,460
  Net realized gain (loss)..........................................    (25,702,377)   (51,357,088)
  Unrealized appreciation (depreciation)............................    348,931,760   (117,972,777)
                                                                     --------------  -------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................    333,520,319   (162,360,405)
                                                                     --------------  -------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................     (2,753,339)    (6,968,988)
    Class B.........................................................           (164)             0
    Class E.........................................................     (1,148,836)      (773,673)
                                                                     --------------  -------------
  TOTAL DISTRIBUTIONS...............................................     (3,902,339)    (7,742,661)
                                                                     --------------  -------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    370,554,109    148,274,431
                                                                     --------------  -------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................    700,172,089    (21,828,635)
NET ASSETS
  Beginning of the period...........................................    898,933,198    920,761,833
                                                                     --------------  -------------
  End of the period................................................. $1,599,105,287  $ 898,933,198
                                                                     ==============  =============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $   10,324,753  $   4,065,858
                                                                     ==============  =============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                       YEAR ENDED                 YEAR ENDED
                                                                   DECEMBER 31, 2003           DECEMBER 31, 2002
                                                               -------------------------  --------------------------
                                                                 SHARES          $           SHARES          $
                                                               ----------  -------------  -----------  -------------
CLASS A
  Sales.......................................................  6,812,909  $ 144,673,559    9,968,071  $ 208,428,633
  Reinvestments...............................................    141,633      2,753,339      325,096      6,968,988
  Redemptions................................................. (8,392,834)  (176,686,666) (13,000,024)  (266,869,808)
                                                               ----------  -------------  -----------  -------------
  Net increase (decrease)..................................... (1,438,292) $ (29,259,768)  (2,706,857) $ (51,472,187)
                                                               ==========  =============  ===========  =============
CLASS B
  Sales.......................................................     23,194  $     524,018           74  $       1,426
  Reinvestments...............................................          8            164            0              0
  Redemptions.................................................     (1,562)       (35,456)           0              0
                                                               ----------  -------------  -----------  -------------
  Net increase (decrease).....................................     21,640  $     488,726           74  $       1,426
                                                               ==========  =============  ===========  =============
CLASS E
  Sales....................................................... 21,527,718  $ 465,492,205    9,860,797  $ 202,124,547
  Reinvestments...............................................     59,249      1,148,836       36,782        773,673
  Redemptions................................................. (3,183,283)   (67,315,890)    (155,865)    (3,153,028)
                                                               ----------  -------------  -----------  -------------
  Net increase (decrease)..................................... 18,403,684  $ 399,325,151    9,741,714  $ 199,745,192
                                                               ==========  =============  ===========  =============
  Increase (decrease) derived from capital share transactions. 16,987,032  $ 370,554,109    7,034,931  $ 148,274,431
                                                               ==========  =============  ===========  =============

                See accompanying notes to financial statements.

                                    MSF-130

METROPOLITAN SERIES FUND, INC.

 DAVIS VENTURE VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                                                                       CLASS A
                                                                                   --------------------------------------
                                                                                               YEAR ENDED DECEMBER 31,
                                                                                   --------------------------------------
                                                                                     2003      2002      2001      2000
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  19.39  $  23.39  $  29.20  $  26.67
                                                                                   --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.21      0.17      0.12      0.16
  Net realized and unrealized gain (loss) on investments..........................     5.75     (3.98)    (3.07)     2.37
                                                                                   --------  --------  --------  --------
  Total from investment operations................................................     5.96     (3.81)    (2.95)     2.53
                                                                                   --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.08)    (0.19)    (0.15)     0.00
  Distributions from net realized capital gains...................................     0.00      0.00     (2.71)     0.00
  Distributions in excess of net realized capital gains...........................     0.00      0.00      0.00      0.00
                                                                                   --------  --------  --------  --------
  Total distributions.............................................................    (0.08)    (0.19)    (2.86)     0.00
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD.................................................... $  25.27  $  19.39  $  23.39  $  29.20
                                                                                   ========  ========  ========  ========
TOTAL RETURN (%)..................................................................     30.9     (16.4)    (11.1)      9.5
Ratio of operating expenses to average net assets before expense reductions (%)...     0.79       0.8      0.83      0.79
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.79      0.78      0.82      0.79
Ratio of net investment income to average net assets (%)..........................     0.95      0.79      0.55      0.62
Portfolio turnover rate (%).......................................................       12        24        21        25
Net assets, end of period (000)................................................... $844,547  $675,704  $878,630  $925,265

                                                                                   ---------

                                                                                   ---------
                                                                                     1999
                                                                                   --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  23.15
                                                                                   --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.12
  Net realized and unrealized gain (loss) on investments..........................     3.93
                                                                                   --------
  Total from investment operations................................................     4.05
                                                                                   --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.12)
  Distributions from net realized capital gains...................................    (0.32)
  Distributions in excess of net realized capital gains...........................    (0.09)
                                                                                   --------
  Total distributions.............................................................    (0.53)
                                                                                   --------
NET ASSET VALUE, END OF PERIOD.................................................... $  26.67
                                                                                   ========
TOTAL RETURN (%)..................................................................     17.5
Ratio of operating expenses to average net assets before expense reductions (%)...     0.81
Ratio of operating expenses to average net assets after expense reductions (%) (d)       --
Ratio of net investment income to average net assets (%)..........................     0.55
Portfolio turnover rate (%).......................................................       22
Net assets, end of period (000)................................................... $655,599

                                                                                              CLASS B
                                                                                   -------------------------     ------------

                                                                                                JULY 30, 2002(A)
                                                                                    YEAR ENDED      THROUGH       YEAR ENDED
                                                                                   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                                       2003           2002           2003
                                                                                   ------------ ---------------- ------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................    $19.33         $19.64        $  19.33
                                                                                      ------         ------        --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................      0.07           0.04            0.14
  Net realized and unrealized gain (loss) on investments..........................      5.85          (0.35)           5.78
                                                                                      ------         ------        --------
  Total from investment operations................................................      5.92          (0.31)           5.92
                                                                                      ------         ------        --------
LESS DISTRIBUTIONS................................................................
  Distributions from net investment income........................................     (0.07)          0.00           (0.07)
                                                                                      ------         ------        --------
  Total distributions.............................................................     (0.07)          0.00           (0.07)
                                                                                      ------         ------        --------
NET ASSET VALUE, END OF PERIOD....................................................    $25.18         $19.33        $  25.18
                                                                                      ======         ======        ========
TOTAL RETURN (%)..................................................................      30.7           (1.6)(b)        30.7
Ratio of operating expenses to average net assets before expense reductions (%)...      1.04           1.05 (c)        0.94
Ratio of operating expenses to average net assets after expense reductions (%) (d)      1.04           1.03 (c)        0.94
Ratio of net investment income to average net assets (%)..........................      0.73           0.52 (c)        0.81
Portfolio turnover rate (%).......................................................        12             24              12
Net assets, end of period (000)...................................................    $  547         $    1        $754,011

                                                                                    CLASS E
                                                                                   ------------------
                                                                                       FEBRUARY 20,
                                                                                      2001(A) THROUGH
                                                                                       DECEMBER 31,
                                                                                   -----------------
                                                                                     2002       2001
                                                                                   --------  -------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  23.35  $ 25.29
                                                                                   --------  -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.16     0.02
  Net realized and unrealized gain (loss) on investments..........................    (4.01)   (1.96)
                                                                                   --------  -------
  Total from investment operations................................................    (3.85)   (1.94)
                                                                                   --------  -------
LESS DISTRIBUTIONS................................................................
  Distributions from net investment income........................................    (0.17)    0.00
                                                                                   --------  -------
  Total distributions.............................................................    (0.17)    0.00
                                                                                   --------  -------
NET ASSET VALUE, END OF PERIOD.................................................... $  19.33  $ 23.35
                                                                                   ========  =======
TOTAL RETURN (%)..................................................................    (16.6)    (7.7)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.95     0.98 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.93     0.97 (c)
Ratio of net investment income to average net assets (%)..........................     0.64     0.47 (c)
Portfolio turnover rate (%).......................................................       24       21
Net assets, end of period (000)................................................... $223,228  $42,132

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-131

METROPOLITAN SERIES FUND, INC.

 FI STRUCTURED EQUITY PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--99.8% OF TOTAL NET ASSETS

                                                                 VALUE
     SHARES                                                     (NOTE 1)
    -----------------------------------------------------------------------

             AEROSPACE & DEFENSE--3.0%
      49,400 Goodrich Corp................................... $   1,466,686
     101,000 Honeywell International, Inc....................     3,376,430
      76,100 Lockheed Martin Corp............................     3,911,540
      43,200 Northrop Grumman Corp...........................     4,129,920
      34,700 Precision Castparts Corp........................     1,575,727
      41,100 Raytheon Co.....................................     1,234,644
      20,100 United Technologies Corp........................     1,904,877
                                                              -------------
                                                                 17,599,824
                                                              -------------

             AIRLINES--0.3%
      25,200 JetBlue Airways Corp. (b).......................       668,304
      58,500 Southwest Airlines Co...........................       944,190
                                                              -------------
                                                                  1,612,494
                                                              -------------

             AUTO COMPONENTS--1.0%
      57,500 American Axle & Manufacturing Holdings, Inc. (b)     2,324,150
      43,500 Keystone Automotive Industries, Inc. (b)........     1,103,160
      40,900 Lear Corp.......................................     2,508,397
                                                              -------------
                                                                  5,935,707
                                                              -------------

             BIOTECHNOLOGY--0.3%
      23,200 Invitrogen Corp. (b)............................     1,624,000
                                                              -------------

             BUILDING PRODUCTS--0.5%
      30,600 American Standard Cos., Inc. (b)................     3,081,420
                                                              -------------

             CAPITAL MARKETS--6.3%
      44,400 Federated Investors, Inc. (Class B).............     1,303,584
      13,500 Goldman Sachs Group, Inc........................     1,332,855
     153,500 J.P. Morgan Chase & Co..........................     5,638,055
      45,100 Lehman Brothers Holdings, Inc...................     3,482,622
     153,500 Merrill Lynch & Co., Inc........................     9,002,775
     156,700 Morgan Stanley..................................     9,068,229
     150,400 The Bank of New York Co., Inc...................     4,981,248
      22,300 The Bear Stearns Cos., Inc......................     1,782,885
                                                              -------------
                                                                 36,592,253
                                                              -------------

             CHEMICALS--2.7%
      28,400 Cytec Industries, Inc. (b)......................     1,090,276
      23,900 E. I. du Pont de Nemours & Co...................     1,096,771
      23,300 Georgia Gulf Corp...............................       672,904
     137,700 Millennium Chemicals, Inc.......................     1,746,036
     101,800 Praxair, Inc....................................     3,888,760
     173,300 The Dow Chemical Co.............................     7,204,081
                                                              -------------
                                                                 15,698,828
                                                              -------------

             COMMERCIAL BANKS--11.2%
     181,100 Bank of America Corp............................    14,565,873
     174,400 Bank One Corp...................................     7,950,896
      55,400 Banknorth Group, Inc............................     1,802,162
      27,800 City National Corp..............................     1,726,936
      43,000 Fifth Third Bancorp.............................     2,541,300
      84,900 FleetBoston Financial Corp......................     3,705,885
      33,400 Golden West Financial Corp......................     3,446,546

                                                             VALUE
         SHARES                                             (NOTE 1)
        ---------------------------------------------------------------

                 COMMERCIAL BANKS--(CONTINUED)
          20,200 M&T Bank Corp........................... $   1,985,660
          54,800 National Commerce Financial Corp........     1,494,944
          44,000 Popular, Inc............................     1,977,360
          32,700 Synovus Financial Corp..................       945,684
         145,900 U.S. Bancorp............................     4,344,902
          15,900 UnionBanCal Corp........................       914,886
         103,100 Wachovia Corp...........................     4,803,429
         200,000 Wells Fargo & Co........................    11,778,000
          19,500 Zions Bancorp...........................     1,195,935
                                                          -------------
                                                             65,180,398
                                                          -------------

                 COMMERCIAL SERVICES & SUPPLIES--0.9%
          36,700 ChoicePoint, Inc. (b)...................     1,397,903
          71,700 Republic Services, Inc. (Class A).......     1,837,671
          74,800 Waste Management, Inc...................     2,214,080
                                                          -------------
                                                              5,449,654
                                                          -------------

                 COMMUNICATION EQUIPMENT--0.8%
         108,900 Avaya, Inc. (b).........................     1,409,166
         142,100 CIENA Corp. (b).........................       943,544
          79,900 Motorola, Inc...........................     1,124,193
          48,500 Scientific-Atlanta, Inc.................     1,324,050
                                                          -------------
                                                              4,800,953
                                                          -------------

                 COMPUTER & PERIPHERALS--2.8%
          42,500 Dell, Inc. (b)..........................     1,443,300
         159,400 Hewlett-Packard Co......................     3,661,418
          71,700 International Business Machines Corp....     6,645,156
          95,400 Maxtor Corp. (b)........................     1,058,940
          48,900 Storage Technology Corp. (b)............     1,259,175
         487,800 Sun Microsystems, Inc. (b)..............     2,190,222
                                                          -------------
                                                             16,258,211
                                                          -------------

                 CONSTRUCTION MATERIALS--0.2%
          26,600 Martin Marietta Materials, Inc..........     1,249,402
                                                          -------------

                 CONSUMER FINANCE--0.2%
          44,200 MBNA Corp...............................     1,098,370
                                                          -------------

                 CONTAINERS & PACKAGING--0.5%
         129,700 Pactiv Corp. (b)........................     3,099,830
                                                          -------------

                 DIVERSIFIED FINANCIAL SERVICES--5.1%
          46,200 CIT Group, Inc..........................     1,660,890
         582,966 Citigroup, Inc..........................    28,297,169
                                                          -------------
                                                             29,958,059
                                                          -------------

                 DIVERSIFIED TELECOMMUNICATION SERVICES--5.9%
          45,100 ALLTEL Corp.............................     2,100,758
         166,300 BellSouth Corp..........................     4,706,290
          48,100 CenturyTel, Inc.........................     1,569,022
         394,100 Qwest Communications International, Inc.     1,702,512
         439,700 SBC Communications, Inc.................    11,462,979

 See accompanying notes to statement of investments and financial statements.

                                    MSF-132

METROPOLITAN SERIES FUND, INC.

 FI STRUCTURED EQUITY PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)

                                                             VALUE
         SHARES                                             (NOTE 1)
        ---------------------------------------------------------------

                 DIVERSIFIED TELECOMMUNICATION SERVICES--(CONTINUED)
         369,300 Verizon Communications, Inc............. $  12,955,044
                                                          -------------
                                                             34,496,605
                                                          -------------

                 ELECTRIC UTILITIES--3.9%
         111,600 Allegheny Energy, Inc...................     1,424,016
          42,700 Ameren Corp.............................     1,964,200
          51,000 Dominion Resources, Inc.................     3,255,330
          21,800 Exelon Corp.............................     1,446,648
          72,600 FirstEnergy Corp........................     2,555,520
          37,600 FPL Group, Inc..........................     2,459,792
          91,300 PG&E Corp...............................     2,535,401
          54,200 PPL Corp................................     2,371,250
          87,400 TXU Corp................................     2,073,128
          29,700 Wisconsin Energy Corp...................       993,465
          95,400 Xcel Energy, Inc........................     1,619,892
                                                          -------------
                                                             22,698,642
                                                          -------------

                 ELECTRICAL EQUIPMENT--0.2%
          20,300 Emerson Electric Co.....................     1,314,425
                                                          -------------

                 ELECTRONIC EQUIPMENT & INSTRUMENTS--0.4%
         116,300 Avnet, Inc..............................     2,519,058
                                                          -------------

                 ENERGY EQUIPMENT & SERVICES--0.5%
          68,500 Pride International, Inc. (b)...........     1,276,840
          22,200 Schlumberger, Ltd.......................     1,214,784
          11,100 Smith International, Inc................       460,872
                                                          -------------
                                                              2,952,496
                                                          -------------

                 FOOD & STAPLES RETAILING--1.4%
         136,900 CVS Corp................................     4,944,828
          75,600 Safeway, Inc. (b).......................     1,656,396
          37,200 Sysco Corp..............................     1,384,956
                                                          -------------
                                                              7,986,180
                                                          -------------

                 FOOD PRODUCTS--1.0%
          45,700 Dean Foods Co. (b)......................     1,502,159
           5,700 Hershey Foods Corp......................       438,843
          28,300 Kellogg Co..............................     1,077,664
          47,700 McCormick & Co., Inc....................     1,435,770
          31,400 The J. M. Smucker Co....................     1,422,106
                                                          -------------
                                                              5,876,542
                                                          -------------

                 GAS UTILITIES--0.3%
          38,300 KeySpan Corp............................     1,409,440
                                                          -------------

                 HEALTH CARE EQUIPMENT & SUPPLIES--0.4%
          52,100 Becton, Dickinson & Co..................     2,143,394
                                                          -------------

                 HEALTH CARE PROVIDERS & SERVICES--1.5%
          25,600 Aetna, Inc..............................     1,730,048
          26,100 Coventry Health Care, Inc. (b)..........     1,683,189
         106,800 Humana, Inc.............................     2,440,380

                                                                 VALUE
     SHARES                                                     (NOTE 1)
    -----------------------------------------------------------------------

             HEALTH CARE PROVIDERS & SERVICES--(CONTINUED)
      53,100 UnitedHealth Group, Inc......................... $   3,089,358
                                                              -------------
                                                                  8,942,975
                                                              -------------

             HOTELS, RESTAURANTS & LEISURE--1.5%
      21,800 International Speedway Corp. (Class A)..........       973,588
      29,600 Mandalay Resort Group...........................     1,323,712
     225,500 McDonald's Corp.................................     5,599,165
      22,000 Outback Steakhouse, Inc.........................       972,620
                                                              -------------
                                                                  8,869,085
                                                              -------------

             HOUSEHOLD DURABLES--0.9%
      38,300 Fortune Brands, Inc.............................     2,738,067
      25,500 Pulte Homes, Inc................................     2,387,310
                                                              -------------
                                                                  5,125,377
                                                              -------------

             HOUSEHOLD PRODUCTS--1.4%
      26,700 Colgate-Palmolive Co............................     1,336,335
      70,500 The Procter & Gamble Co.........................     7,041,540
                                                              -------------
                                                                  8,377,875
                                                              -------------

             IT SERVICES--1.4%
      22,900 Affiliated Computer Services, Inc. (Class A) (b)     1,247,134
      60,000 Ceridian Corp. (b)..............................     1,256,400
      39,600 Computer Sciences Corp. (b).....................     1,751,508
      29,000 DST Systems, Inc. (b)...........................     1,211,040
      31,400 First Data Corp.................................     1,290,226
      36,300 Paychex, Inc....................................     1,350,360
                                                              -------------
                                                                  8,106,668
                                                              -------------

             INDUSTRIAL CONGLOMERATES--0.6%
      42,000 3M Co...........................................     3,571,260
                                                              -------------

             INSURANCE--5.9%
      53,400 AFLAC, Inc......................................     1,932,012
      34,100 Ambac Financial Group, Inc......................     2,366,199
     149,300 American International Group, Inc...............     9,895,604
      39,700 Fidelity National Financial, Inc................     1,539,566
      62,200 Hartford Financial Services Group, Inc..........     3,671,666
      59,400 MBIA, Inc.......................................     3,518,262
      40,200 Nationwide Financial Services, Inc..............     1,329,012
     107,100 Old Republic International Corp.................     2,716,056
     145,200 The Allstate Corp...............................     6,246,504
      51,729 Travelers Property Casualty Corp. (Class B).....       877,841
                                                              -------------
                                                                 34,092,722
                                                              -------------

             LEISURE EQUIPMENT & PRODUCTS--0.3%
      56,250 SCP Pool Corp. (b)..............................     1,838,250
                                                              -------------

             MACHINERY--2.9%
      49,000 AGCO Corp.......................................       986,860
      21,200 Caterpillar, Inc................................     1,760,024
      25,600 Cummins, Inc....................................     1,252,864
      16,800 Eaton Corp......................................     1,814,064

 See accompanying notes to statement of investments and financial statements.

                                    MSF-133

METROPOLITAN SERIES FUND, INC.

 FI STRUCTURED EQUITY PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)

                                                                VALUE
      SHARES                                                   (NOTE 1)
     ------------------------------------------------------------------------

              MACHINERY--(CONTINUED)
       21,400 ITT Industries, Inc........................... $   1,588,094
       20,200 Kennametal, Inc...............................       802,950
       31,300 Navistar International Corp...................     1,498,957
       45,900 Parker Hannifin Corp..........................     2,731,050
       71,400 Pentair, Inc..................................     3,262,980
       47,800 Terex Corp....................................     1,361,344
                                                             -------------
                                                                17,059,187
                                                             -------------

              MEDIA--7.8%
       81,500 Cablevision Systems Corp. (Class A) (b).......     1,906,285
       99,300 Clear Channel Communications, Inc.............     4,650,219
       46,149 Comcast Corp. (Class A).......................     1,516,918
       54,300 EchoStar Communications Corp. (Class A) (b)...     1,846,200
       80,600 Fox Entertainment Group, Inc. (Class A) (b)...     2,349,490
      140,029 Hughes Electronics Corp. (b)..................     2,317,481
       31,900 Lamar Advertising Co. (Class A) (b)...........     1,190,508
      132,300 Liberty Media Corp. (Class A) (b).............     1,573,047
       13,000 The E.W. Scripps Co. (Class A)................     1,223,820
      230,300 The Walt Disney Co............................     5,372,899
        1,500 The Washington Post Co. (Class B).............     1,187,100
      544,700 Time Warner, Inc. (b).........................     9,799,153
       48,300 Tribune Co....................................     2,492,280
       37,200 Univision Communications, Inc. (Class A) (b)..     1,476,468
      144,500 Viacom, Inc. (Class B)........................     6,412,910
                                                             -------------
                                                                45,314,778
                                                             -------------

              METALS & MINING--2.8%
       77,600 Alcan Aluminum, Ltd...........................     3,643,320
       76,600 Alcoa, Inc....................................     2,910,800
       42,900 Freeport-McMoRan Copper & Gold, Inc. (Class B)     1,807,377
       34,900 Nucor Corp....................................     1,954,400
       37,700 Peabody Energy Corp...........................     1,572,467
       55,000 Phelps Dodge Corp.............................     4,184,950
                                                             -------------
                                                                16,073,314
                                                             -------------

              MULTI-UTILITIES--0.5%
       39,800 Equitable Resources, Inc......................     1,708,216
       36,000 SCANA Corp....................................     1,233,000
                                                             -------------
                                                                 2,941,216
                                                             -------------

              MULTILINE RETAIL--0.5%
       65,900 Big Lots, Inc. (b)............................       936,439
       33,900 Nordstrom, Inc................................     1,162,770
       68,500 Saks, Inc. (b)................................     1,030,240
                                                             -------------
                                                                 3,129,449
                                                             -------------

              OIL & GAS--10.4%
       28,700 Apache Corp...................................     2,327,570
       31,900 Burlington Resources, Inc.....................     1,766,622
      111,300 Chesapeake Energy Corp........................     1,511,454
      130,900 ChevronTexaco Corp............................    11,308,451
       92,372 ConocoPhillips................................     6,056,832
       34,200 Devon Energy Corp.............................     1,958,292
      742,400 Exxon Mobil Corp..............................    30,438,400

                                                               VALUE
       SHARES                                                 (NOTE 1)
      -------------------------------------------------------------------

               OIL & GAS--(CONTINUED)
        84,400 Occidental Petroleum Corp................... $   3,565,056
        42,500 Pioneer Natural Resources Co................     1,357,025
                                                            -------------
                                                               60,289,702
                                                            -------------

               PERSONAL PRODUCTS--0.9%
        22,300 Alberto-Culver Co. (Class B)................     1,406,684
        96,400 The Gillette Co.............................     3,540,772
                                                            -------------
                                                                4,947,456
                                                            -------------

               PHARMACEUTICALS--3.1%
        37,700 Abbott Laboratories.........................     1,756,820
        41,900 Angiotech Pharmaceuticals, Inc. (b).........     1,927,400
        20,200 AstraZeneca, Plc. (ADR).....................       977,276
       160,800 Merck & Co., Inc............................     7,428,960
        21,000 Novartis AG (ADR)...........................       963,690
       210,500 Schering-Plough Corp........................     3,660,595
        36,000 Wyeth.......................................     1,528,200
                                                            -------------
                                                               18,242,941
                                                            -------------

               REAL ESTATE--3.0%
        37,300 Apartment Investment & Management Co. (REIT)
                (Class A)..................................     1,286,850
        19,800 CBL & Associates Properties, Inc. (REIT)....     1,118,700
        30,100 CenterPoint Properties Trust (REIT).........     2,254,490
        45,200 Developers Diversified Realty Corp. (REIT)..     1,517,364
        46,900 Equity Residential (REIT)...................     1,384,019
        48,200 ProLogis (REIT).............................     1,546,738
        58,100 Public Storage, Inc. (REIT).................     2,520,959
        72,600 Reckson Associates Realty Corp. (REIT)......     1,764,180
        57,100 Simon Property Group, Inc. (REIT)...........     2,646,014
        27,200 Vornado Realty Trust (REIT).................     1,489,200
                                                            -------------
                                                               17,528,514
                                                            -------------

               ROAD & RAIL--1.0%
        10,400 CSX Corp....................................       373,776
        92,400 Norfolk Southern Corp.......................     2,185,260
        50,300 Union Pacific Corp..........................     3,494,844
                                                            -------------
                                                                6,053,880
                                                            -------------

               SEMICONDUCTORS & EQUIPMENT--0.5%
        25,400 National Semiconductor Corp. (b)............     1,001,014
        69,700 Texas Instruments, Inc......................     2,047,786
                                                            -------------
                                                                3,048,800
                                                            -------------

               SPECIALTY RETAIL--0.5%
        62,200 Foot Locker, Inc............................     1,458,590
        78,600 Office Depot, Inc. (b)......................     1,313,406
                                                            -------------
                                                                2,771,996
                                                            -------------

               TEXTILES, APPARELS & LUXURY GOODS--0.3%
        43,100 Liz Claiborne, Inc..........................     1,528,326
                                                            -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-134

METROPOLITAN SERIES FUND, INC.

 FI STRUCTURED EQUITY PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)

                                                              VALUE
         SHARES                                              (NOTE 1)
        ----------------------------------------------------------------

                 THRIFTS & MORTGAGE FINANCE--1.5%
          34,267 Countrywide Financial Corp............... $   2,599,127
          54,400 New York Community Bancorp, Inc..........     2,069,920
         160,100 Sovereign Bancorp, Inc...................     3,802,375
                                                           -------------
                                                               8,471,422
                                                           -------------

                 TOBACCO--0.6%
          65,500 Altria Group, Inc........................     3,564,510
                                                           -------------

                 WIRELESS TELECOMMUNICATION SERVICES--0.2%
          48,800 Nextel Communications, Inc. (Class A) (b)     1,369,328
                                                           -------------
                 Total Common Stocks
                  (Identified Cost $510,129,535)..........   581,895,216
                                                           -------------

           PREFERRED STOCKS--0.1%
                                                           VALUE
            SHARES                                        (NOTE 1)
           ----------------------------------------------------------

                    MEDIA--0.1%
             15,662 The News Corp., Ltd. (ADR)......... $     473,771
                                                        -------------
                    Total Preferred Stocks
                     (Identified Cost $455,759)........       473,771
                                                        -------------
                    Total Investments--99.9%
                     (Identified Cost $510,585,294) (a)   582,368,987
                    Other assets less liabilities......       628,777
                                                        -------------
                    TOTAL NET ASSETS--100%............. $ 582,997,764
                                                        =============

 See accompanying notes to statement of investments and financial statements.

                                    MSF-135

METROPOLITAN SERIES FUND, INC.

 FI STRUCTURED EQUITY PORTFOLIO



     STATEMENT OF ASSETS & LIABILITIES
     -------------------------------------------
     DECEMBER 31, 2003

     ASSETS
       Investments at value........................          $ 582,368,987
       Cash........................................                420,122
       Receivable for:
        Securities sold............................                368,160
        Fund shares sold...........................                332,570
        Dividends..................................                723,088
                                                             -------------
         Total Assets..............................            584,212,927
     LIABILITIES
       Payable for:
        Fund shares redeemed....................... $846,549
        Withholding taxes..........................    1,188
       Accrued expenses:
        Management fees............................  318,604
        Service and distribution fees..............    2,286
        Deferred trustees fees.....................   21,389
        Other expenses.............................   25,147
                                                    --------
         Total Liabilities.........................              1,215,163
                                                             -------------
     NET ASSETS....................................          $ 582,997,764
                                                             =============
       Net assets consist of:
        Capital paid in............................          $ 641,883,886
        Undistributed net investment income........              7,407,531
        Accumulated net realized gains (losses)....           (138,077,346)
        Unrealized appreciation (depreciation) on
         investments...............................             71,783,693
                                                             -------------
     NET ASSETS....................................          $ 582,997,764
                                                             =============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per share
      ($563,979,026 divided by 3,586,809 shares
      outstanding).................................          $      157.24
                                                             =============
     CLASS B
     Net asset value and redemption price per share
      ($127,554 divided by 814 shares
      outstanding).................................          $      156.72
                                                             =============
     CLASS E
     Net asset value and redemption price per share
      ($18,891,184 divided by 120,456 shares
      outstanding).................................          $      156.83
                                                             =============
     Identified cost of investments................          $ 510,585,294
                                                             =============

    STATEMENT OF OPERATIONS
    -------------------------------------------
    YEAR ENDED DECEMBER 31, 2003

    INVESTMENT INCOME
      Dividends...............................               $ 11,405,029(a)
      Interest................................                     14,147
                                                             ------------
                                                               11,419,176
    EXPENSES
      Management fees......................... $  3,427,742
      Service and distribution fees--Class B..           93
      Service and distribution fees--Class E..       15,696
      Directors' fees and expenses............       27,323
      Custodian...............................      113,072
      Audit and tax services..................       22,300
      Legal...................................       13,965
      Printing................................      166,641
      Insurance...............................       12,379
      Miscellaneous...........................        6,147
                                               ------------
      Total expenses..........................                  3,805,358
                                                             ------------
    NET INVESTMENT INCOME.....................                  7,613,818
                                                             ------------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................  (17,228,808)
      Foreign currency transactions--net......           15   (17,228,793)
                                               ------------
    Unrealized appreciation (depreciation) on:
      Investments--net........................                135,351,549
                                                             ------------
    Net gain (loss)...........................                118,122,756
                                                             ------------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................               $125,736,574
                                                             ============

(a)Net of foreign taxes of $13,079.

                See accompanying notes to financial statements.

                                    MSF-136

METROPOLITAN SERIES FUND, INC.

 FI STRUCTURED EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS



                                                                      YEAR ENDED     YEAR ENDED
                                                                     DECEMBER 31,   DECEMBER 31,
                                                                         2003           2002
                                                                     ------------  -------------
FROM OPERATIONS
  Net investment income............................................. $  7,613,818  $   6,048,496
  Net realized gain (loss)..........................................  (17,228,793)   (58,735,242)
  Unrealized appreciation (depreciation)............................  135,351,549    (68,293,483)
                                                                     ------------  -------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                   125,736,574   (120,980,229)
                                                                     ------------  -------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (3,781,056)    (3,521,590)
    Class B.........................................................          (40)             0
    Class E.........................................................      (54,628)       (27,330)
                                                                     ------------  -------------
  TOTAL DISTRIBUTIONS...............................................   (3,835,724)    (3,548,920)
                                                                     ------------  -------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  (35,651,391)   320,768,281
                                                                     ------------  -------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   86,249,459    196,239,132

NET ASSETS
  Beginning of the period...........................................  496,748,305    300,509,173
                                                                     ------------  -------------
  End of the period................................................. $582,997,764  $ 496,748,305
                                                                     ============  =============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  7,407,531  $   3,863,297
                                                                     ============  =============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                     YEAR ENDED                YEAR ENDED
                                                                  DECEMBER 31, 2003        DECEMBER 31, 2002
                                                               ----------------------  -------------------------
                                                                SHARES         $         SHARES          $
                                                               --------  ------------  ----------  -------------
CLASS A
  Sales.......................................................  355,160  $ 47,365,184   3,086,418  $ 458,271,121
  Reinvestments...............................................   30,613     3,781,056      26,835      3,521,590
  Redemptions................................................. (731,297)  (97,243,285) (1,091,269)  (145,864,129)
                                                               --------  ------------  ----------  -------------
  Net increase (decrease)..................................... (345,524) $(46,097,045)  2,021,984  $ 315,928,582
                                                               ========  ============  ==========  =============
CLASS B
  Sales.......................................................      935  $    131,549          45  $       5,712
  Reinvestments...............................................        0            40           0              0
  Redemptions.................................................     (166)      (22,793)          0              0
                                                               --------  ------------  ----------  -------------
  Net increase (decrease).....................................      769  $    108,796          45  $       5,712
                                                               ========  ============  ==========  =============
CLASS E
  Sales.......................................................   93,477  $ 12,803,438      39,013  $   5,296,699
  Reinvestments...............................................      443        54,628         201         27,330
  Redemptions.................................................  (18,538)   (2,521,208)     (3,909)      (490,042)
                                                               --------  ------------  ----------  -------------
  Net increase (decrease).....................................   75,382  $ 10,336,858      35,305  $   4,833,987
                                                               ========  ============  ==========  =============
  Increase (decrease) derived from capital share transactions. (269,373) $(35,651,391)  2,057,334  $ 320,768,281
                                                               ========  ============  ==========  =============

                See accompanying notes to financial statements.

                                    MSF-137

METROPOLITAN SERIES FUND, INC.

 FI STRUCTURED EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                                                                        CLASS A
                                                                                   ---------------------------------------
                                                                                                YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------------
                                                                                     2003      2002      2001      2000
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $ 124.89  $ 156.51  $ 183.39  $ 198.49
                                                                                   --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     2.13      1.53      1.06      1.16
  Net realized and unrealized gain (loss) on investments..........................    31.23    (31.88)   (26.45)   (11.28)
                                                                                   --------  --------  --------  --------
  Total from investment operations................................................    33.36    (30.35)   (25.39)   (10.12)
                                                                                   --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (1.01)    (1.27)    (1.49)     0.00
  Distributions from net realized capital gains...................................     0.00      0.00      0.00     (4.98)
                                                                                   --------  --------  --------  --------
  Total distributions.............................................................    (1.01)    (1.27)    (1.49)    (4.98)
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD.................................................... $ 157.24  $ 124.89  $ 156.51  $ 183.39
                                                                                   ========  ========  ========  ========
TOTAL RETURN (%)..................................................................     26.9     (19.5)    (13.9)     (5.2)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.74      0.72      0.78      0.73
Ratio of operating expenses to average net assets after expense reductions (%) (d)       --      0.71      0.74      0.70
Ratio of net investment income to average net assets (%)..........................     1.49      1.30      0.60      0.61
Portfolio turnover rate (%).......................................................       53       142       154       138
Net assets, end of period (000)................................................... $563,979  $491,124  $298,982  $388,127

                                                                                   ---------

                                                                                   ---------
                                                                                     1999
                                                                                   --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $ 208.34
                                                                                   --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     1.78
  Net realized and unrealized gain (loss) on investments..........................    17.51
                                                                                   --------
  Total from investment operations................................................    19.29
                                                                                   --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (1.78)
  Distributions from net realized capital gains...................................   (27.36)
                                                                                   --------
  Total distributions.............................................................   (29.14)
                                                                                   --------
NET ASSET VALUE, END OF PERIOD.................................................... $ 198.49
                                                                                   ========
TOTAL RETURN (%)..................................................................      9.4
Ratio of operating expenses to average net assets before expense reductions (%)...     0.74
Ratio of operating expenses to average net assets after expense reductions (%) (d)       --
Ratio of net investment income to average net assets (%)..........................     0.94
Portfolio turnover rate (%).......................................................      115
Net assets, end of period (000)................................................... $417,540

                                                                                              CLASS B
                                                                                   -------------------------
                                                                                                JULY 30, 2002(A)
                                                                                    YEAR ENDED      THROUGH
                                                                                   DECEMBER 31,   DECEMBER 31,
                                                                                       2003           2002
                                                                                   ------------ ----------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................   $124.47        $125.90
                                                                                     -------        -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................      1.22           0.18
  Net realized and unrealized gain (loss) on investments..........................     31.95          (1.61)
                                                                                     -------        -------
  Total from investment operations................................................     33.17          (1.43)
                                                                                     -------        -------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................     (0.92)          0.00
                                                                                     -------        -------
  Total distributions.............................................................     (0.92)          0.00
                                                                                     -------        -------
NET ASSET VALUE, END OF PERIOD....................................................   $156.72        $124.47
                                                                                     =======        =======
TOTAL RETURN (%)..................................................................      26.9           (1.1)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...      0.99           0.97 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)        --           0.96 (c)
Ratio of net investment income to average net assets (%)..........................      1.15           1.36 (c)
Portfolio turnover rate (%).......................................................        53            142
Net assets, end of period (000)...................................................   $   128        $     6

                                                                                               CLASS E
                                                                                   ----------------------------
                                                                                      YEAR ENDED     MAY 1, 2001(A)
                                                                                      DECEMBER 31       THROUGH
                                                                                   ----------------   DECEMBER 31,
                                                                                     2003     2002        2001
                                                                                   -------  -------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $124.66  $156.28     $177.17
                                                                                   -------  -------     -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................    1.41     1.35        0.14
  Net realized and unrealized gain (loss) on investments..........................   31.68   (31.80)     (21.03)
                                                                                   -------  -------     -------
  Total from investment operations................................................   33.09   (30.45)     (20.89)
                                                                                   -------  -------     -------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................   (0.92)   (1.17)       0.00
                                                                                   -------  -------     -------
  Total distributions.............................................................   (0.92)   (1.17)       0.00
                                                                                   -------  -------     -------
NET ASSET VALUE, END OF PERIOD.................................................... $156.83  $124.66     $156.28
                                                                                   =======  =======     =======
TOTAL RETURN (%)..................................................................    26.7    (19.6)      (11.8)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...    0.89     0.87        0.93 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)      --     0.86        0.89 (c)
Ratio of net investment income to average net assets (%)..........................    1.31     1.15        0.61 (c)
Portfolio turnover rate (%).......................................................      53      142         154
Net assets, end of period (000)................................................... $18,891  $ 5,619     $ 1,527

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-138

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--89.7% OF TOTAL NET ASSETS



                                                                        VALUE
   SHARES                                                              (NOTE 1)
----------------------------------------------------------------------------------

             AEROSPACE & DEFENSE--2.8%
     229,650 Honeywell International, Inc........................... $   7,677,200
      77,100 The Boeing Co..........................................     3,248,994
                                                                     -------------
                                                                        10,926,194
                                                                     -------------

             AUTOMOBILES--1.3%
     112,500 Harley-Davidson, Inc...................................     5,347,125
                                                                     -------------

             BEVERAGES--3.2%
     114,500 Anheuser-Busch Cos., Inc...............................     6,031,860
     125,900 Diageo, Plc. (ADR) (c).................................     6,655,074
                                                                     -------------
                                                                        12,686,934
                                                                     -------------

             BIOTECHNOLOGY--1.0%
      71,700 Chiron Corp. (c).......................................     4,086,183
                                                                     -------------

             BUILDING PRODUCTS--1.7%
     249,000 Masco Corp.............................................     6,825,090
                                                                     -------------

             CAPITAL MARKETS--1.4%
     164,000 The Bank of New York Co., Inc..........................     5,431,680
                                                                     -------------

             COMMERCIAL BANKS--2.1%
     278,800 U.S. Bancorp...........................................     8,302,664
                                                                     -------------

             COMMERCIAL SERVICES & SUPPLIES--6.0%
     127,000 Automatic Data Processing, Inc.........................     5,030,470
     210,900 H&R Block, Inc.........................................    11,677,533
     245,800 Waste Management, Inc..................................     7,275,680
                                                                     -------------
                                                                        23,983,683
                                                                     -------------

             COMPUTER & PERIPHERALS--1.4%
   1,196,100 Sun Microsystems, Inc. (b).............................     5,370,489
                                                                     -------------

             DIVERSIFIED TELECOMMUNICATION SERVICES--1.4%
     334,600 Sprint Corp. (FON Group)...............................     5,494,132
                                                                     -------------

             FOOD & STAPLES RETAILING--3.2%
     234,400 Safeway, Inc. (b)......................................     5,135,704
     408,700 The Kroger Co..........................................     7,565,037
                                                                     -------------
                                                                        12,700,741
                                                                     -------------

             FOOD PRODUCTS--4.6%
     127,600 General Mills, Inc.....................................     5,780,280
     161,750 H.J. Heinz Co..........................................     5,892,552
     202,100 Kraft Foods, Inc. (Class A)............................     6,511,662
                                                                     -------------
                                                                        18,184,494
                                                                     -------------

             HEALTH CARE EQUIPMENT & SUPPLIES--2.3%
     174,800 Baxter International, Inc..............................     5,334,896
      66,100 Guidant Corp...........................................     3,979,220
                                                                     -------------
                                                                         9,314,116
                                                                     -------------

                                                                        VALUE
   SHARES                                                              (NOTE 1)
----------------------------------------------------------------------------------

             HEALTH CARE PROVIDERS & SERVICES--1.1%
      74,400 AmerisourceBergen Corp................................. $   4,177,560
                                                                     -------------

             HOTELS, RESTAURANTS & LEISURE--5.6%
     118,800 Carnival Corp..........................................     4,719,924
     347,900 McDonald's Corp........................................     8,638,357
     259,100 Yum! Brands, Inc. (b)..................................     8,913,040
                                                                     -------------
                                                                        22,271,321
                                                                     -------------

             HOUSEHOLD DURABLES--3.9%
     135,500 Black & Decker Corp....................................     6,682,860
     125,000 Fortune Brands, Inc....................................     8,936,250
                                                                     -------------
                                                                        15,619,110
                                                                     -------------

             IT SERVICES--4.2%
     257,800 First Data Corp........................................    10,593,002
     225,900 SunGard Data Systems, Inc. (b).........................     6,259,689
                                                                     -------------
                                                                        16,852,691
                                                                     -------------

             INSURANCE--3.2%
     145,600 AFLAC, Inc.............................................     5,267,808
     130,300 MGIC Investment Corp...................................     7,419,282
                                                                     -------------
                                                                        12,687,090
                                                                     -------------

             LEISURE EQUIPMENT & PRODUCTS--1.3%
     275,900 Mattel, Inc............................................     5,316,593
                                                                     -------------

             MACHINERY--0.8%
      36,500 Illinois Tool Works, Inc...............................     3,062,715
                                                                     -------------

             MEDIA--11.1%
      90,500 Comcast Corp. (Special Class A) (b)....................     2,830,840
     146,400 EchoStar Communications Corp. (Class A) (b)............     4,977,600
      62,900 Gannett Co., Inc.......................................     5,608,164
     358,672 Hughes Electronics Corp. (b)...........................     5,936,022
      65,100 Knight-Ridder, Inc.....................................     5,036,787
     690,600 Liberty Media Corp. (Class A) (b)......................     8,211,234
     101,300 The Walt Disney Co.....................................     2,363,329
     505,000 Time Warner, Inc. (b)..................................     9,084,950
                                                                     -------------
                                                                        44,048,926
                                                                     -------------

             MULTI-UTILITIES--0.5%
      87,800 Duke Energy Co.........................................     1,795,510
                                                                     -------------

             MULTILINE RETAIL--2.6%
     238,600 J.C. Penney Co., Inc...................................     6,270,408
      88,400 Kohl's Corp. (b).......................................     3,972,696
                                                                     -------------
                                                                        10,243,104
                                                                     -------------

             OFFICE ELECTRONICS--1.7%
     498,900 Xerox Corp.............................................     6,884,820
                                                                     -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-139

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                        VALUE
   SHARES                                                              (NOTE 1)
----------------------------------------------------------------------------------

             OIL & GAS--3.2%
     109,100 Burlington Resources, Inc.............................. $   6,041,958
     101,371 ConocoPhillips.........................................     6,646,896
                                                                     -------------
                                                                        12,688,854
                                                                     -------------

             PHARMACEUTICALS--7.6%
     164,600 Abbott Laboratories....................................     7,670,360
     275,400 Bristol-Myers Squibb Co................................     7,876,440
     166,100 Merck & Co., Inc.......................................     7,673,820
     395,200 Schering-Plough Corp...................................     6,872,528
                                                                     -------------
                                                                        30,093,148
                                                                     -------------

             SPECIALTY RETAIL--4.9%
     356,900 The Gap, Inc...........................................     8,283,649
     247,400 The Home Depot, Inc....................................     8,780,226
     191,000 Toys "R" Us, Inc. (b)..................................     2,414,240
                                                                     -------------
                                                                        19,478,115
                                                                     -------------

             THRIFTS & MORTGAGE FINANCE--5.6%
     117,750 Federal National Mortgage Association..................     8,838,315
     333,100 Washington Mutual, Inc.................................    13,363,972
                                                                     -------------
                                                                        22,202,287
                                                                     -------------
             Total Common Stocks (Identified Cost $304,182,471).....   356,075,369
                                                                     -------------

    SHORT TERM INVESTMENTS--10.2%
        FACE                                                      VALUE
       AMOUNT                                                    (NOTE 1)
    ------------------------------------------------------------------------

                 REPURCHASE AGREEMENT--10.2%
    $ 40,686,000 State Street Corp. Repurchase Agreement dated
                  12/31/03 at 0.150% to be repurchased at
                  $40,686,339 on 01/02/04, collateralized
                  by $41,705,000 U.S. Treasury Note 3.625%
                  due 03/31/04 with a value of
                  $41,922,075................................. $  40,686,000
                                                               -------------
                 Total Short Term Investments
                  (Identified Cost $40,686,000)...............    40,686,000
                                                               -------------
                 Total Investments--99.9%
                  (Identified Cost $344,868,471) (a)..........   396,761,369
                 Other assets less liabilities................       300,578
                                                               -------------
                 TOTAL NET ASSETS--100%....................... $ 397,061,947
                                                               =============

 See accompanying notes to statement of investments and financial statements.

                                    MSF-140

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

    ASSETS
      Investments at value.........................            $356,075,369
      Investments in repurchase agreements.........              40,686,000
      Cash.........................................                     276
      Collateral for securities loaned.............               2,163,000
      Receivable for:
       Securities sold.............................               1,150,734
       Fund shares sold............................                 605,620
       Dividends and interest......................                 521,715
                                                               ------------
        Total Assets...............................             401,202,714
    LIABILITIES
      Payable for:
       Fund shares redeemed........................ $  121,007
       Securities purchased........................  1,584,327
       Return of collateral for securities loaned..  2,163,000
      Accrued expenses:
       Management fees.............................    237,516
       Service and distribution fees...............     11,993
       Other expenses..............................     22,924
                                                    ----------
        Total Liabilities..........................               4,140,767
                                                               ------------
    NET ASSETS.....................................            $397,061,947
                                                               ============
      Net assets consist of:
       Capital paid in.............................            $356,077,271
       Undistributed net investment income.........               2,106,244
       Accumulated net realized gains (losses).....             (13,014,466)
       Unrealized appreciation (depreciation) on
        investments................................              51,892,898
                                                               ------------
    NET ASSETS.....................................            $397,061,947
                                                               ============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per share
     ($296,728,133 divided by 24,608,580
     shares outstanding)...........................            $      12.06
                                                               ============
    CLASS B
    Net asset value and redemption price per share
     ($1,137,776 divided by 94,755 shares
     outstanding)..................................            $      12.01
                                                               ============
    CLASS E
    Net asset value and redemption price per share
     ($99,196,038 divided by 8,252,636 shares
     outstanding)..................................            $      12.02
                                                               ============
    Identified cost of investments.................            $344,868,471
                                                               ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

     INVESTMENT INCOME
       Dividends...............................             $ 4,606,449 (a)
       Interest................................                  61,643 (b)
                                                            -----------
                                                              4,668,092
     EXPENSES
       Management fees......................... $2,273,216
       Service and distribution fees--Class B..      1,166
       Service and distribution fees--Class E..     82,561
       Directors' fees and expenses............     24,080
       Custodian...............................     85,660
       Audit and tax services..................     22,300
       Legal...................................     11,985
       Printing................................    116,606
       Insurance...............................      7,956
       Miscellaneous...........................      7,989
                                                ----------
       Total expenses before reductions........  2,633,519
       Expense reductions......................    (71,671)   2,561,848
                                                ----------  -----------
     NET INVESTMENT INCOME.....................               2,106,244
                                                            -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................              (8,409,227)
     Unrealized appreciation (depreciation) on:
       Investments--net........................              78,955,204
                                                            -----------
     Net gain (loss)...........................              70,545,977
                                                            -----------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................             $72,652,221
                                                            ===========

(a)Net of foreign taxes of $19,849.
(b)Includes income on securities loaned of $8,062.

                See accompanying notes to financial statements.

                                    MSF-141

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS



                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2003          2002
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  2,106,244  $  1,701,927
  Net realized gain (loss)..........................................   (8,409,227)   (4,086,325)
  Unrealized appreciation (depreciation)............................   78,955,204   (40,594,234)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   72,652,221   (42,978,632)
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................            0    (1,906,053)
    Class E.........................................................            0       (44,956)
                                                                     ------------  ------------
                                                                                0    (1,951,009)
                                                                     ------------  ------------
   Net realized gain
    Class A.........................................................            0    (3,650,412)
    Class E.........................................................            0      (104,871)
                                                                     ------------  ------------
                                                                                0    (3,755,283)
                                                                     ------------  ------------
   Tax return of capital
    Class A.........................................................            0    (2,156,274)
    Class E.........................................................            0       (61,947)
                                                                     ------------  ------------
                                                                                0    (2,218,221)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................            0    (7,924,513)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   70,921,920    90,448,033
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  143,574,141    39,544,888

NET ASSETS
  Beginning of the period...........................................  253,487,806   213,942,918
                                                                     ------------  ------------
  End of the period................................................. $397,061,947  $253,487,806
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  2,106,244  $          0
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2003         DECEMBER 31, 2002
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  3,508,442  $ 37,028,371   8,504,623  $ 94,758,366
  Reinvestments...............................................          0             0     728,606     7,712,739
  Redemptions................................................. (2,688,260)  (27,168,061) (3,933,937)  (38,683,218)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    820,182  $  9,860,310   5,299,292  $ 63,787,887
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................     95,797  $  1,012,485         921  $      8,503
  Redemptions.................................................     (1,957)      (21,603)         (6)          (54)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................     93,840  $    990,882         915  $      8,449
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................  6,586,078  $ 69,973,430   3,100,282  $ 31,860,553
  Reinvestments...............................................          0             0      21,333       211,774
  Redemptions.................................................   (933,250)   (9,902,702)   (537,798)   (5,420,630)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  5,652,828  $ 60,070,728   2,583,817  $ 26,651,697
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.  6,566,850  $ 70,921,920   7,884,024  $ 90,448,033
                                                               ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-142

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                                      CLASS A
                                                   ---------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                                   ---------------------------------------------
                                                     2003     2002      2001      2000     1999
                                                   -------- --------  --------  -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD.............. $   9.61 $  11.56  $   9.79  $  8.93  $  9.70
                                                   -------- --------  --------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income............................     0.07     0.06      0.08     0.13     0.10
 Net realized and unrealized gain (loss) on
   investments....................................     2.38    (1.66)     1.72     0.97    (0.78)
                                                   -------- --------  --------  -------  -------
 Total from investment operations.................     2.45    (1.60)     1.80     1.10    (0.68)
                                                   -------- --------  --------  -------  -------
LESS DISTRIBUTIONS
 Distributions from net investment income.........     0.00    (0.09)    (0.03)   (0.14)   (0.08)
 Distributions from net realized capital gains....     0.00    (0.16)     0.00    (0.10)   (0.01)
 Tax return of capital............................     0.00    (0.10)     0.00     0.00     0.00
                                                   -------- --------  --------  -------  -------
 Total distributions..............................     0.00    (0.35)    (0.03)   (0.24)   (0.09)
                                                   -------- --------  --------  -------  -------
NET ASSET VALUE, END OF PERIOD                     $  12.06 $   9.61  $  11.56  $  9.79  $  8.93
                                                   ======== ========  ========  =======  =======
TOTAL RETURN (%)..................................     25.5    (14.2)     18.4     12.4     (6.9)
Ratio of operating expenses to average net assets
 before expense reductions (%)....................     0.83     0.83      0.86     0.94     0.91
Ratio of operating expenses to average net assets
 after expense reductions (%) (d).................     0.81     0.82      0.84     0.85       --
Ratio of net investment income to average net
 assets (%).......................................     0.70     0.68      0.98     1.74     1.63
Portfolio turnover rate (%).......................       13       30        33       82       17
Net assets, end of period (000)................... $296,728 $228,544  $213,758  $53,575  $38,378
The ratios of operating expenses to average net
 assets without giving effect to the contractual
 expense agreement would have been (%)............       --       --        --       --     1.15

                                                              CLASS B                        CLASS E
                                                   -------------------------     ---------------------------
                                                                JULY 30, 2002(A)    YEAR ENDED    MAY 1, 2001(A)
                                                    YEAR ENDED      THROUGH        DECEMBER 31,      THROUGH
                                                   DECEMBER 31,   DECEMBER 31,   ---------------   DECEMBER 31,
                                                       2003           2002        2003     2002        2001
                                                   ------------ ---------------- ------- -------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............    $ 9.59         $ 9.96      $  9.59 $ 11.55      $11.00
                                                      ------         ------      ------- -------      ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income............................      0.02           0.01         0.04    0.09        0.00
 Net realized and unrealized gain (loss) on
   investments....................................      2.40          (0.38)        2.39   (1.71)       0.55
                                                      ------         ------      ------- -------      ------
 Total from investment operations.................      2.42          (0.37)        2.43   (1.62)       0.55
                                                      ------         ------      ------- -------      ------
LESS DISTRIBUTIONS
 Distributions from net investment income.........      0.00           0.00         0.00   (0.08)       0.00
 Distributions from net realized capital gains....      0.00           0.00         0.00   (0.16)       0.00
 Tax return of capital............................      0.00           0.00         0.00   (0.10)       0.00
                                                      ------         ------      ------- -------      ------
 Total distributions..............................      0.00           0.00         0.00   (0.34)       0.00
                                                      ------         ------      ------- -------      ------
NET ASSET VALUE, END OF PERIOD....................    $12.01         $ 9.59      $ 12.02 $  9.59      $11.55
                                                      ======         ======      ======= =======      ======
TOTAL RETURN (%)                                        25.2           (3.7)(b)     25.3   (14.3)        5.0 (b)
Ratio of operating expenses to average net assets
 before expense reductions (%)....................      1.08           1.08 (c)     0.98    0.98        1.01 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d).................      1.06           1.07 (c)     0.96    0.97        0.98 (c)
Ratio of net investment income to average net
 assets (%).......................................      0.55           0.61 (c)     0.60    0.67        1.28 (c)
Portfolio turnover rate (%).......................        13             30           13      30          33
Net assets, end of period (000)...................    $1,138         $    9      $99,196 $24,936      $  185

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-143

METROPOLITAN SERIES FUND, INC.

 JENNISON GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--94.7% OF TOTAL NET ASSETS


                                                                 VALUE
           SHARES                                               (NOTE 1)
        ----------------------------------------------------------------------

                        AUTOMOBILES--0.8%
             105,200    Harley-Davidson, Inc................. $   5,000,156
                                                              -------------

                        BEVERAGES--0.9%
              99,400    Anheuser-Busch Cos., Inc.............     5,236,392
                                                              -------------

                        BIOTECHNOLOGY--6.3%
             257,700    Amgen, Inc. (b)......................    15,925,860
             110,300    Genentech, Inc. (b)..................    10,320,771
             140,900    Gilead Sciences, Inc. (b)............     8,191,926
             142,300    MedImmune, Inc. (b)..................     3,614,420
                                                              -------------
                                                                 38,052,977
                                                              -------------

                        CAPITAL MARKETS--4.8%
             111,300    Goldman Sachs Group, Inc.............    10,988,649
             162,400    Merrill Lynch & Co., Inc.............     9,524,760
             161,300    State Street Corp....................     8,400,504
                                                              -------------
                                                                 28,913,913
                                                              -------------

                        COMMERCIAL BANKS--0.9%
             115,000    Bank One Corp........................     5,242,850
                                                              -------------

                        COMMERCIAL SERVICES & SUPPLIES--1.0%
              89,800    Apollo Group, Inc. (Class A) (b).....     6,106,400
                                                              -------------

                        COMMUNICATION EQUIPMENT--4.6%
             941,600    Cisco Systems, Inc. (b)..............    22,871,464
              94,000    Motorola, Inc........................     1,322,580
             103,800    Nokia Corp. (ADR)....................     1,764,600
              32,600    Qualcomm, Inc........................     1,758,118
                                                              -------------
                                                                 27,716,762
                                                              -------------

                        COMPUTER & PERIPHERALS--6.3%
             382,800    Dell, Inc. (b).......................    12,999,888
             646,200    EMC Corp. (b)........................     8,348,904
             258,600    Hewlett-Packard Co...................     5,940,042
             112,200    International Business Machines Corp.    10,398,696
                                                              -------------
                                                                 37,687,530
                                                              -------------

                        CONSUMER FINANCE--2.5%
             312,900    American Express Co..................    15,091,167
                                                              -------------

                        DIVERSIFIED FINANCIAL SERVICES--2.2%
             274,300    Citigroup, Inc.......................    13,314,522
                                                              -------------

                        ELECTRONIC EQUIPMENT & INSTRUMENTS--1.9%
             379,100    Agilent Technologies, Inc. (b).......    11,084,884
                                                              -------------

                        ENERGY EQUIPMENT & SERVICES--2.5%
             125,200    BJ Services Co. (b)..................     4,494,680
             192,400    Schlumberger, Ltd....................    10,528,128
                                                              -------------
                                                                 15,022,808
                                                              -------------

                                                                 VALUE
       SHARES                                                   (NOTE 1)
    -----------------------------------------------------------------------

                 FOOD & STAPLES RETAILING--3.7%
         155,200 Costco Wholesale Corp. (b).................. $   5,770,336
         212,300 Wal-Mart Stores, Inc........................    11,262,515
          79,900 Whole Foods Market, Inc.....................     5,363,687
                                                              -------------
                                                                 22,396,538
                                                              -------------

                 HEALTH CARE EQUIPMENT & SUPPLIES--1.2%
         153,900 Medtronic, Inc..............................     7,481,079
                                                              -------------

                 HEALTH CARE PROVIDERS & SERVICES--0.5%
         110,800 Caremark Rx, Inc. (b).......................     2,806,564
                                                              -------------

                 HOTELS, RESTAURANTS & LEISURE--3.4%
          63,100 Marriott International, Inc. (Class A)......     2,915,220
         313,400 McDonald's Corp.............................     7,781,722
         290,500 Starbucks Corp. (b).........................     9,603,930
                                                              -------------
                                                                 20,300,872
                                                              -------------

                 HOUSEHOLD DURABLES--0.2%
          18,400 Harman International Industries, Inc........     1,361,232
                                                              -------------

                 HOUSEHOLD PRODUCTS--0.8%
          48,600 The Procter & Gamble Co.....................     4,854,168
                                                              -------------

                 INDUSTRIAL CONGLOMERATES--3.4%
          68,200 3M Co.......................................     5,799,046
         469,600 General Electric Co.........................    14,548,208
                                                              -------------
                                                                 20,347,254
                                                              -------------

                 INSURANCE--1.3%
         114,900 American International Group, Inc...........     7,615,572
                                                              -------------

                 INTERNET & CATALOG RETAIL--2.3%
         123,400 eBay, Inc. (b)..............................     7,970,406
         173,700 InterActiveCorp (b).........................     5,893,641
                                                              -------------
                                                                 13,864,047
                                                              -------------

                 INTERNET SOFTWARE & SERVICES--1.4%
         179,300 Yahoo!, Inc. (b)............................     8,098,981
                                                              -------------

                 MEDIA--6.4%
         102,600 Clear Channel Communications, Inc...........     4,804,758
         221,692 Hughes Electronics Corp. (b)................     3,669,005
         559,700 Liberty Media Corp. (Class A) (b)...........     6,654,833
         210,800 Univision Communications, Inc. (Class A) (b)     8,366,652
         331,200 Viacom, Inc. (Class B)......................    14,698,656
                                                              -------------
                                                                 38,193,904
                                                              -------------

                 OIL & GAS--1.5%
          95,400 Total S.A. (ADR)............................     8,825,454
                                                              -------------

                 PERSONAL PRODUCTS--0.8%
          72,400 Avon Products, Inc..........................     4,886,276
                                                              -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-144

METROPOLITAN SERIES FUND, INC.

 JENNISON GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)

                                                                VALUE
        SHARES                                                 (NOTE 1)
     ---------------------------------------------------------------------

                  PHARMACEUTICALS--9.3%
           84,200 Allergan, Inc............................. $   6,467,402
          130,700 AstraZeneca, Plc. (ADR)...................     6,323,266
           81,000 Forest Laboratories, Inc. (b).............     5,005,800
          151,600 Novartis AG (ADR).........................     6,956,924
          408,440 Pfizer, Inc...............................    14,430,185
           79,800 Roche Holdings, Ltd. (ADR)................     8,049,362
          147,800 Teva Pharmaceutical Industries, Ltd. (ADR)     8,381,738
                                                             -------------
                                                                55,614,677
                                                             -------------

                  SEMICONDUCTORS & EQUIPMENT--10.7%
          304,300 Altera Corp. (b)..........................     6,907,610
          104,600 Analog Devices, Inc. (b)..................     4,774,990
          205,500 Applied Materials, Inc. (b)...............     4,613,475
          707,700 Intel Corp................................    22,787,940
          151,600 KLA-Tencor Corp. (b)......................     8,894,372
           37,700 Marvell Technology Group, Ltd. (b)........     1,429,961
          503,300 Texas Instruments, Inc....................    14,786,954
                                                             -------------
                                                                64,195,302
                                                             -------------

                  SOFTWARE--6.9%
          127,500 Electronic Arts, Inc. (b).................     6,091,950
          712,600 Microsoft Corp............................    19,625,004
          209,700 PeopleSoft, Inc. (b)......................     4,781,160
          257,400 SAP AG (ADR)..............................    10,697,544
                                                             -------------
                                                                41,195,658
                                                             -------------

                  SPECIALTY RETAIL--4.7%
          277,400 Bed Bath & Beyond, Inc. (b)...............    12,025,290
            9,800 CarMax, Inc. (b)..........................       303,114
           98,400 Lowe's Cos., Inc..........................     5,450,376
          235,400 Tiffany & Co..............................    10,640,080
                                                             -------------
                                                                28,418,860
                                                             -------------

                  WIRELESS TELECOMMUNICATION SERVICES--1.5%
          349,800 Vodafone Group, Plc. (ADR)................     8,758,992
                                                             -------------
                  Total Common Stocks
                   (Identified Cost $478,362,717)...........   567,685,791
                                                             -------------

     PREFERRED STOCKS--0.0%
     ---------------------------------------------------------------------

                  MEDIA--0.0%
                1 The News Corp., Ltd. (ADR)................            18
                                                             -------------
                  Total Preferred Stocks
                   (Identified Cost $18)....................            18
                                                             -------------

        SHORT TERM INVESTMENTS--5.8%
            FACE                                             VALUE
           AMOUNT                                           (NOTE 1)
        ---------------------------------------------------------------

                     COMMERCIAL PAPER--5.8%
        $ 14,090,000 American Express Credit Corp.
                      0.350%, 01/02/2004................ $  14,090,000
           5,831,000 Citigroup, Inc. 0.700%, 01/02/04...     5,831,000
          14,711,000 General Electric Capital Corp.
                      0.750%, 01/02/2004................    14,711,000
                                                         -------------
                                                            34,632,000
                                                         -------------
                     Total Short Term Investments
                      (Identified Cost $34,632,000).....    34,632,000
                                                         -------------
                     Total Investments--100.5%
                      (Identified Cost $512,994,735) (a)   602,317,809
                     Other assets less liabilities......    (2,985,377)
                                                         -------------
                     TOTAL NET ASSETS--100%............. $ 599,332,432
                                                         =============

 See accompanying notes to statement of investments and financial statements.

                                    MSF-145

METROPOLITAN SERIES FUND, INC.

 JENNISON GROWTH PORTFOLIO



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

    ASSETS
      Investments at value........................            $602,317,809
      Cash........................................                     124
      Receivable for:
       Securities sold............................               6,033,011
       Fund shares sold...........................               1,232,234
       Dividends and interest.....................                 378,841
       Foreign taxes..............................                  45,621
                                                              ------------
        Total Assets..............................             610,007,640
    LIABILITIES
      Payable for:
       Fund shares redeemed....................... $  404,713
       Securities purchased.......................  9,865,873
       Withholding taxes..........................      6,300
      Accrued expenses:
       Management fees............................    321,265
       Service and distribution fees..............     49,968
       Deferred trustees fees.....................      3,906
       Other expenses.............................     23,183
                                                   ----------
        Total Liabilities.........................              10,675,208
                                                              ------------
    NET ASSETS....................................            $599,332,432
                                                              ============
      Net assets consist of:
       Capital paid in............................            $574,543,278
       Undistributed net investment income........                 332,998
       Accumulated net realized gains (losses)....             (64,866,918)
       Unrealized appreciation (depreciation) on
        investments...............................              89,323,074
                                                              ------------
    NET ASSETS....................................            $599,332,432
                                                              ============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per share
     ($343,253,202 divided by 34,276,856
     shares outstanding)..........................            $      10.01
                                                              ============
    CLASS B
    Net asset value and redemption price per share
     ($256,079,230 divided by 25,673,336
     shares outstanding)..........................            $       9.97
                                                              ============
    Identified cost of investments................            $512,994,735
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

   INVESTMENT INCOME
     Dividends...............................               $  3,642,804 (a)
     Interest................................                    167,773
                                                            ------------
                                                               3,810,577
   EXPENSES
     Management fees......................... $  2,976,069
     Service and distribution fees--Class B..      327,291
     Directors' fees and expenses............       22,108
     Custodian...............................       87,497
     Audit and tax services..................       22,300
     Legal...................................       12,014
     Printing................................      105,477
     Insurance...............................        8,336
     Miscellaneous...........................        5,297
                                              ------------
     Total expenses before reductions........    3,566,389
     Expense reductions......................     (140,195)    3,426,194
                                              ------------  ------------
   NET INVESTMENT INCOME.....................                    384,383
                                                            ------------
   REALIZED AND UNREALIZED GAIN (LOSS)
   Realized gain (loss) on:
     Investments--net........................  (17,693,602)
     Options--net............................        6,316   (17,687,286)
                                              ------------
   Unrealized appreciation (depreciation) on:
     Investments--net........................                136,257,702
                                                            ------------
   Net gain (loss)...........................                118,570,416
                                                            ------------
   NET INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS..........................               $118,954,799
                                                            ============

(a)Net of foreign taxes of $65,930.

                See accompanying notes to financial statements.

                                    MSF-146

METROPOLITAN SERIES FUND, INC.

 JENNISON GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS



                                                                                   MAY 1, 2002(A)
                                                                      YEAR ENDED      THROUGH
                                                                     DECEMBER 31,   DECEMBER 31,
                                                                         2003           2002
                                                                     ------------  --------------
FROM OPERATIONS
  Net investment income............................................. $    384,383   $    690,169
  Net realized gain (loss)..........................................  (17,687,286)   (47,179,632)
  Unrealized appreciation (depreciation)............................  136,257,702    (46,934,628)
                                                                     ------------   ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  118,954,799    (93,424,091)
                                                                     ------------   ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................     (551,417)             0
    Class B.........................................................     (190,137)             0
                                                                     ------------   ------------
  TOTAL DISTRIBUTIONS...............................................     (741,554)             0
                                                                     ------------   ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  140,539,809    434,003,469
                                                                     ------------   ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  258,753,054    340,579,378

NET ASSETS
  Beginning of the period...........................................  340,579,378              0
                                                                     ------------   ------------
  End of the period................................................. $599,332,432   $340,579,378
                                                                     ============   ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $    332,998   $    690,169
                                                                     ============   ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                                              MAY 1, 2002(A)
                                                                      YEAR ENDED                  THROUGH
                                                                   DECEMBER 31, 2003         DECEMBER 31, 2002
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  2,998,971  $ 25,320,663  41,378,419  $412,826,465
  Reinvestments...............................................     68,414       551,417           0             0
  Redemptions................................................. (5,533,490)  (47,391,337) (4,635,458)  (38,829,704)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease)..................................... (2,466,105) $(21,519,257) 36,742,961  $373,996,761
                                                               ==========  ============  ==========  ============
CLASS B
  Sales....................................................... 25,703,973  $223,774,201   7,478,824  $ 60,378,316
  Reinvestments...............................................     23,620       190,137           0             0
  Redemptions................................................. (7,486,471)  (61,905,272)    (46,610)     (371,608)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease)..................................... 18,241,122  $162,059,066   7,432,214  $ 60,006,708
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions. 15,775,017  $140,539,809  44,175,175  $434,003,469
                                                               ==========  ============  ==========  ============

(a)Commencement of operations.

                See accompanying notes to financial statements.

                                    MSF-147

METROPOLITAN SERIES FUND, INC.

 JENNISON GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                             CLASS A                      CLASS B
                                                   ------------------------     -----------------------
                                                                MAY 1, 2002(A)               MAY 1, 2002(A)
                                                    YEAR ENDED     THROUGH       YEAR ENDED     THROUGH
                                                   DECEMBER 31,  DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                                       2003          2002           2003          2002
                                                   ------------ --------------  ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............   $   7.71      $  10.00       $   7.70      $ 10.00
                                                     --------      --------       --------      -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income............................       0.02          0.02           0.00         0.00
 Net realized and unrealized gain (loss) on
   investments....................................       2.30         (2.31)          2.28        (2.30)
                                                     --------      --------       --------      -------
 Total from investment operations.................       2.32         (2.29)          2.28        (2.30)
                                                     --------      --------       --------      -------
LESS DISTRIBUTIONS
 Distributions from net investment income.........      (0.02)         0.00          (0.01)        0.00
                                                     --------      --------       --------      -------
 Total Distributions..............................      (0.02)         0.00          (0.01)        0.00
                                                     --------      --------       --------      -------
NET ASSET VALUE, END OF PERIOD....................   $  10.01      $   7.71       $   9.97      $  7.70
                                                     ========      ========       ========      =======
TOTAL RETURN (%)..................................       30.1         (22.9)(b)       29.7        (23.0)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)....................       0.73          0.74 (c)       0.98         0.99 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d).................       0.70          0.68 (c)       0.95         0.93 (c)
Ratio of net investment income to average net
 assets (%).......................................       0.17          0.31 (c)      (0.11)        0.06 (c)
Portfolio turnover rate (%).......................         68            82 (c)         68           82 (c)
Net assets, end of period (000)...................   $343,253      $283,320       $256,079      $57,259

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-148

METROPOLITAN SERIES FUND, INC.

 MET/PUTNAM VOYAGER PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--98.6% OF TOTAL NET ASSETS

                                                                  VALUE
         SHARES                                                  (NOTE 1)
        -------------------------------------------------------------------

                     AEROSPACE & DEFENSE--0.7%
            2,100    L-3 Communications Holdings, Inc. (b) (c) $    107,856
            4,100    United Technologies Corp.................      388,557
                                                               ------------
                                                                    496,413
                                                               ------------

                     AIR FREIGHT & COURIERS--0.2%
            1,800    United Parcel Service, Inc. (Class B)....      134,190
                                                               ------------

                     AIRLINES--0.1%
            3,500    Southwest Airlines Co....................       56,490
                                                               ------------

                     BEVERAGES--2.2%
            4,300    Anheuser-Busch Cos., Inc.................      226,524
            9,500    Coca-Cola Enterprises, Inc...............      207,765
           22,800    PepsiCo, Inc.............................    1,062,936
                                                               ------------
                                                                  1,497,225
                                                               ------------

                     BIOTECHNOLOGY--2.5%
           16,300    Amgen, Inc. (b)..........................    1,007,340
            2,200    Biogen Idec, Inc. (b)....................       80,916
            2,500    Genentech, Inc. (b)......................      233,925
            4,200    Genzyme Corp. (b)........................      207,228
            2,100    Gilead Sciences, Inc. (b)................      122,094
                                                               ------------
                                                                  1,651,503
                                                               ------------

                     BUILDING PRODUCTS--0.3%
            7,800    Masco Corp...............................      213,798
                                                               ------------

                     CAPITAL MARKETS--0.9%
            3,100    Merrill Lynch & Co., Inc.................      181,815
            1,800    SEI Investments Co.......................       54,846
            3,700    State Street Corp........................      192,696
           12,800    The Charles Schwab Corp..................      151,552
                                                               ------------
                                                                    580,909
                                                               ------------

                     COMMERCIAL BANKS--0.8%
            7,000    U.S. Bancorp.............................      208,460
            2,800    Wells Fargo & Co.........................      164,892
            2,400    Zions Bancorp............................      147,192
                                                               ------------
                                                                    520,544
                                                               ------------

                     COMMERCIAL SERVICES & SUPPLIES--1.7%
            5,800    Apollo Group, Inc. (Class A) (b).........      394,400
            3,500    Automatic Data Processing, Inc...........      138,635
           11,600    Career Education Corp. (b)...............      464,812
            1,300    H&R Block, Inc...........................       71,981
            2,400    Iron Mountain, Inc. (b)..................       94,896
                                                               ------------
                                                                  1,164,724
                                                               ------------

                     COMMUNICATION EQUIPMENT--5.5%
            9,100    Avaya, Inc. (b)..........................      117,754
            9,300    CIENA Corp. (b)..........................       61,752
           91,300    Cisco Systems, Inc. (b)..................    2,217,677
            2,600    Harris Corp..............................       98,670

                                                               VALUE
         SHARES                                               (NOTE 1)
        -------------------------------------------------------------------

                  COMMUNICATION EQUIPMENT--(CONTINUED)
           10,900 Nokia Corp. (ADR)........................ $    185,300
           19,500 Qualcomm, Inc............................    1,051,635
                                                            ------------
                                                               3,732,788
                                                            ------------

                  COMPUTER & PERIPHERALS--5.2%
           47,600 Dell, Inc. (b)...........................    1,616,496
            7,400 EMC Corp.................................       95,608
           10,000 International Business Machines Corp.....      926,800
            1,200 Lexar Media, Inc. (b)....................       20,916
            8,500 Lexmark International, Inc. (Class A) (b)      668,440
            2,900 SanDisk Corp. (b)........................      177,306
                                                            ------------
                                                               3,505,566
                                                            ------------

                  CONSUMER FINANCE--3.5%
            2,700 American Express Co......................      130,221
           15,300 Capital One Financial Corp...............      937,737
           52,100 MBNA Corp................................    1,294,685
                                                            ------------
                                                               2,362,643
                                                            ------------

                  CONTAINERS & PACKAGING--0.1%
            1,400 Sealed Air Corp. (b).....................       75,796
                                                            ------------

                  DIVERSIFIED FINANCIAL SERVICES--1.2%
           14,600 Citigroup, Inc...........................      708,684
            3,900 Doral Financial Corp.....................      125,892
                                                            ------------
                                                                 834,576
                                                            ------------

                  DIVERSIFIED TELECOMMUNICATION SERVICES--0.8%
            6,400 BellSouth Corp...........................      181,120
            8,100 CenturyTel, Inc..........................      264,222
            5,200 Sprint Corp. (FON Group).................       85,384
                                                            ------------
                                                                 530,726
                                                            ------------

                  ELECTRIC UTILITIES--0.8%
           16,700 Edison International, Inc. (b)...........      366,231
            3,600 Entergy Corp.............................      205,668
                                                            ------------
                                                                 571,899
                                                            ------------

                  ELECTRONIC EQUIPMENT & INSTRUMENTS--0.2%
            3,200 Arrow Electronics, Inc. (b)..............       74,048
            2,400 Jabil Circuit, Inc. (b)..................       67,920
                                                            ------------
                                                                 141,968
                                                            ------------

                  ENERGY EQUIPMENT & SERVICES--0.1%
            3,200 Global SantaFe Corp......................       79,456
                                                            ------------

                  FOOD & STAPLES RETAILING--3.4%
            1,000 Performance Food Group Co. (b) (c).......       36,170
            2,800 Sysco Corp...............................      104,244
            7,100 The Kroger Co............................      131,421
           38,400 Wal-Mart Stores, Inc.....................    2,037,120
                                                            ------------
                                                               2,308,955
                                                            ------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-149

METROPOLITAN SERIES FUND, INC.

 MET/PUTNAM VOYAGER PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)

                                                                  VALUE
     SHARES                                                      (NOTE 1)
    --------------------------------------------------------------------------

              HEALTH CARE EQUIPMENT & SUPPLIES--2.6%
        1,000 Beckman Coulter, Inc............................ $     50,830
        7,000 Boston Scientific Corp. (b).....................      257,320
        1,800 Fisher Scientific International, Inc............       74,466
        6,700 Guidant Corp....................................      403,340
       15,000 Medtronic, Inc..................................      729,150
        1,100 St. Jude Medical, Inc. (b)......................       67,485
        3,000 Steris Corp. (b)................................       67,800
        1,700 Varian Medical Systems, Inc.....................      117,470
                                                               ------------
                                                                  1,767,861
                                                               ------------

              HEALTH CARE PROVIDERS & SERVICES--4.6%
        3,500 AmerisourceBergen Corp..........................      196,525
          600 Anthem, Inc. (b)................................       45,000
        7,700 Cardinal Health, Inc............................      470,932
        5,000 Caremark Rx, Inc. (b)...........................      126,650
        1,300 Community Health Systems, Inc. (b)..............       34,554
        8,500 Coventry Health Care, Inc. (b)..................      548,165
          900 Express Scripts, Inc. (Class A) (b).............       59,787
        4,500 Health Management Associates, Inc. (Class A)....      108,000
        2,400 Henry Schein, Inc. (b)..........................      162,192
        2,800 IMS Health, Inc.................................       69,608
        2,300 Manor Care, Inc.................................       79,511
          900 McKesson Corp...................................       28,944
        4,500 Medco Health Solutions, Inc. (b)................      152,955
        1,300 Mid Atlantic Medical Services, Inc. (b).........       84,240
        2,600 Patterson Dental Co. (b)........................      166,816
        7,900 UnitedHealth Group, Inc.........................      459,622
        2,300 Universal Health Services, Inc. (Class B) (b)...      123,556
        1,100 WellChoice, Inc. (b)............................       37,950
        1,700 WellPoint Health Networks, Inc. (b).............      164,883
                                                               ------------
                                                                  3,119,890
                                                               ------------

              HOTELS, RESTAURANTS & LEISURE--1.9%
        1,200 CBRL Group, Inc.................................       45,912
        2,900 GTECH Holdings Corp. (b)........................      143,521
        4,600 Harrah's Entertainment, Inc.....................      228,942
        1,400 Marriott International, Inc. (Class A)..........       64,680
       12,600 Royal Caribbean Cruises, Ltd. (c)...............      438,354
        6,700 Starbucks Corp. (b).............................      221,502
        3,700 Yum! Brands, Inc. (b)...........................      127,280
                                                               ------------
                                                                  1,270,191
                                                               ------------

              HOUSEHOLD DURABLES--1.3%
        4,700 D.R. Horton, Inc................................      203,322
        3,400 Lennar Corp.....................................      326,400
        5,100 Whirlpool Corp..................................      370,515
                                                               ------------
                                                                    900,237
                                                               ------------

              HOUSEHOLD PRODUCTS--1.7%
       11,200 The Procter & Gamble Co.........................    1,118,656
                                                               ------------

              IT SERVICES--1.4%
        7,364 Accenture, Ltd. (Class A) (b)...................      193,820
        3,300 Affiliated Computer Services, Inc. (Class A) (b)      179,718

                                                                   VALUE
    SHARES                                                        (NOTE 1)
   ----------------------------------------------------------------------------

             IT SERVICES--(CONTINUED)
       1,400 Cognizant Technology Solutions Corp. (Class A) (b) $     63,896
       2,100 Convergys Corp. (b)...............................       36,666
       5,100 Fiserv, Inc. (b)..................................      201,501
       3,000 Paychex, Inc......................................      111,600
       5,000 SunGard Data Systems, Inc. (b)....................      138,550
                                                                ------------
                                                                     925,751
                                                                ------------

             INDUSTRIAL CONGLOMERATES--6.5%
      11,800 3M Co.............................................    1,003,354
     109,100 General Electric Co...............................    3,379,918
                                                                ------------
                                                                   4,383,272
                                                                ------------

             INSURANCE--1.6%
      14,700 American International Group, Inc.................      974,316
       3,000 Fidelity National Financial, Inc..................      116,340
                                                                ------------
                                                                   1,090,656
                                                                ------------

             INTERNET & CATALOG RETAIL--0.1%
       2,520 InterActiveCorp (b)...............................       85,504
                                                                ------------

             INTERNET SOFTWARE & SERVICES--0.1%
       4,300 VeriSign, Inc. (b)................................       70,090
                                                                ------------

             INVESTMENT COMPANY--1.0%
      11,100 Nasdaq 100 Trust..................................      404,706
       2,500 SPDR Trust Series 1...............................      278,200
                                                                ------------
                                                                     682,906
                                                                ------------

             LEISURE EQUIPMENT & PRODUCTS--0.1%
       2,400 Mattel, Inc.......................................       46,248
                                                                ------------

             MEDIA--2.4%
       2,000 Comcast Corp. (Class A)...........................       65,740
      13,000 Comcast Corp. (Special Class A) (b)...............      406,640
       8,100 EchoStar Communications Corp. (Class A) (b).......      275,400
       3,500 Fox Entertainment Group, Inc. (Class A) (b).......      102,025
       1,600 Getty Images, Inc. (b)............................       80,208
      21,400 Liberty Media Corp. (Class A) (b).................      254,446
       2,000 Omnicom Group, Inc................................      174,660
       4,300 The Walt Disney Co................................      100,319
       7,300 Time Warner, Inc. (b).............................      131,327
                                                                ------------
                                                                   1,590,765
                                                                ------------

             METALS & MINING--0.7%
      10,400 Freeport-McMoRan Copper & Gold, Inc. (Class B)....      438,152
                                                                ------------

             MULTILINE RETAIL--0.7%
       4,000 Family Dollar Stores, Inc.........................      143,520
       2,100 Federated Department Stores, Inc..................       98,973
       5,100 Kohl's Corp. (b)..................................      229,194
                                                                ------------
                                                                     471,687
                                                                ------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-150

METROPOLITAN SERIES FUND, INC.

 MET/PUTNAM VOYAGER PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)

                                                              VALUE
          SHARES                                             (NOTE 1)
         --------------------------------------------------------------

                   OFFICE ELECTRONICS--0.3%
            13,900 Xerox Corp. (b)........................ $    191,820
                                                           ------------

                   OIL & GAS--0.2%
             2,000 Burlington Resources, Inc..............      110,760
                                                           ------------

                   PHARMACEUTICALS--11.6%
            19,200 Abbott Laboratories....................      894,720
             5,200 Allergan, Inc..........................      399,412
             2,900 Amylin Pharmaceuticals, Inc. (b).......       64,438
             1,200 Barr Laboratories, Inc. (b)............       92,340
             5,900 Forest Laboratories, Inc. (b)..........      364,620
            34,600 Johnson & Johnson......................    1,787,436
             6,700 Merck & Co., Inc.......................      309,540
            90,500 Pfizer, Inc............................    3,197,365
            16,100 Wyeth..................................      683,445
                                                           ------------
                                                              7,793,316
                                                           ------------

                   SEMICONDUCTORS & EQUIPMENT--10.7%
            10,200 Altera Corp. (b).......................      231,540
            21,200 Applied Materials, Inc. (b)............      475,940
           122,200 Intel Corp.............................    3,934,839
             2,500 Intersil Corp. (Class A)...............       62,125
             4,200 KLA-Tencor Corp. (b)...................      246,414
            10,500 Lam Research Corp. (b).................      339,150
             3,800 Linear Technology Corp.................      159,866
             6,900 LSI Logic Corp. (b)....................       61,203
             2,200 Marvell Technology Group, Ltd. (b).....       83,446
             1,600 Novellus Systems, Inc. (b).............       67,280
             8,600 PMC-Sierra, Inc. (b)...................      173,290
             7,600 QLogic Corp. (b).......................      392,160
            33,400 Texas Instruments, Inc.................      981,292
                                                           ------------
                                                              7,208,545
                                                           ------------

                   SOFTWARE--7.7%
             5,700 Adobe Systems, Inc.....................      224,010
             4,700 Computer Associates International, Inc.      128,498
             2,000 Electronic Arts, Inc. (b)..............       95,560
             3,400 Fair Isaac Corp........................      167,144
             3,300 Macromedia, Inc. (b)...................       58,872
             1,400 Mercury Interactive Corp. (b)..........       68,096
           119,000 Microsoft Corp.........................    3,277,260
            20,500 Oracle Corp............................      270,600
            24,600 Symantec Corp. (b).....................      852,390
             1,800 VERITAS Software Corp. (b).............       66,888
                                                           ------------
                                                              5,209,318
                                                           ------------

                                                              VALUE
          SHARES                                             (NOTE 1)
         --------------------------------------------------------------

                   SPECIALTY RETAIL--7.6%
             4,700 Advanced Auto Parts Co. (b)............ $    382,580
             4,200 AutoZone, Inc. (b).....................      357,882
             6,600 Bed Bath & Beyond, Inc. (b)............      286,110
             8,200 Best Buy Co., Inc......................      428,368
             3,900 Chico's FAS, Inc. (b)..................      144,105
            22,100 Lowe's Cos., Inc.......................    1,224,119
             1,400 Michaels Stores, Inc...................       61,880
             2,600 PETsMART, Inc..........................       61,880
             2,500 Rent-A-Center, Inc. (b)................       74,700
            18,600 Staples, Inc. (b)......................      507,780
            29,700 The Home Depot, Inc....................    1,054,053
            21,700 TJX Cos., Inc..........................      478,485
             2,400 Williams-Sonoma, Inc. (b)..............       83,448
                                                           ------------
                                                              5,145,390
                                                           ------------

                   TEXTILES, APPARELS & LUXURY GOODS--0.5%
             1,900 Liz Claiborne, Inc.....................       67,374
             5,800 Reebok International, Ltd..............      228,056
               900 The Timberland Co. (Class A)...........       46,863
                                                           ------------
                                                                342,293
                                                           ------------

                   THRIFTS & MORTGAGE FINANCE--2.1%
             6,100 Federal Home Loan Mortgage Corp........      355,752
            14,500 Federal National Mortgage Association..    1,088,370
                                                           ------------
                                                              1,444,122
                                                           ------------

                   TOBACCO--1.0%
            11,800 Altria Group, Inc......................      642,156
                                                           ------------
                   Total Common Stocks
                    (Identified Cost $57,700,928).........   66,509,755
                                                           ============

         SHORT TERM INVESTMENTS--1.2%
           FACE
          AMOUNT
         --------------------------------------------------------------

                   COMMERCIAL PAPER--1.2%
         $ 790,000 UBS Finance, Inc. 0.750%, 01/02/04.....      789,984
                                                           ------------
                   Total Short Term Investments
                    (Identified Cost $789,984)............      789,984
                                                           ------------
                   Total Investments--99.8%
                    (Identified Cost $58,490,912) (a).....   67,299,739
                   Other assets less liabilities..........      141,297
                                                           ------------
                   TOTAL NET ASSETS--100%................. $ 67,441,036
                                                           ============

 See accompanying notes to statement of investments and financial statements.

                                    MSF-151

METROPOLITAN SERIES FUND, INC.

 MET/PUTNAM VOYAGER PORTFOLIO



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

     ASSETS
       Investments at value.........................          $ 67,299,739
       Cash.........................................                   802
       Collateral for securities loaned.............               287,238
       Receivable for:
        Fund shares sold............................               184,957
        Dividends...................................                53,786
                                                              ------------
         Total Assets...............................            67,826,522
     LIABILITIES
       Payable for:
        Fund shares redeemed........................ $ 28,179
        Return of collateral for securities loaned..  287,238
       Accrued expenses:
        Management fees.............................   46,576
        Service and distribution fees...............    1,677
        Other expenses..............................   21,816
                                                     --------
         Total Liabilities..........................               385,486
                                                              ------------
     NET ASSETS.....................................          $ 67,441,036
                                                              ============
       Net assets consist of:
        Capital paid in.............................          $ 97,356,398
        Undistributed net investment income.........                51,934
        Accumulated net realized gains (losses).....           (38,776,123)
        Unrealized appreciation (depreciation) on
         investments................................             8,808,827
                                                              ------------
     NET ASSETS.....................................          $ 67,441,036
                                                              ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per share
      ($54,653,977 divided by 12,088,389 shares
      outstanding)..................................          $       4.52
                                                              ============
     CLASS B
     Net asset value and redemption price per share
      ($1,624,799 divided by 360,884 shares
      outstanding)..................................          $       4.50
                                                              ============
     CLASS E
     Net asset value and redemption price per share
      ($11,162,260 divided by 2,478,678 shares
      outstanding)..................................          $       4.50
                                                              ============
     Identified cost of investments.................          $ 58,490,912
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

      INVESTMENT INCOME
        Dividends...............................           $   581,580 (a)
        Interest................................                11,891 (b)
                                                           -----------
                                                               593,471
      EXPENSES
        Management fees......................... $455,927
        Service and distribution fees--Class B..    1,139
        Service and distribution fees--Class E..   11,812
        Directors' fees and expenses............   24,080
        Custodian...............................   76,633
        Audit and tax services..................   22,300
        Legal...................................    2,926
        Printing................................   25,111
        Insurance...............................    1,466
        Miscellaneous...........................    3,662
                                                 --------
        Total expenses before reductions........  625,056
        Expense reimbursements..................  (42,198)
        Expense reductions......................  (41,321)     541,537
                                                 --------  -----------
      NET INVESTMENT INCOME.....................                51,934
                                                           -----------
      REALIZED AND UNREALIZED GAIN (LOSS)
      Realized gain (loss) on:
        Investments--net........................            (2,800,920)
      Unrealized appreciation (depreciation) on:
        Investments--net........................            16,172,583
                                                           -----------
      Net gain (loss)...........................            13,371,663
                                                           -----------
      NET INCREASE (DECREASE) IN NET ASSETS
       FROM OPERATIONS..........................           $13,423,597
                                                           ===========

(a)Net of foreign taxes of $124.
(b)Includes income on securities loaned of $523.

                See accompanying notes to financial statements.

                                    MSF-152

METROPOLITAN SERIES FUND, INC.

 MET/PUTNAM VOYAGER PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED   YEAR ENDED
                                                                     DECEMBER 31, DECEMBER 31,
                                                                         2003         2002
                                                                     ------------ ------------
FROM OPERATIONS
  Net investment income (loss)...................................... $    51,934  $     (3,197)
  Net realized gain (loss)..........................................  (2,800,920)  (12,476,322)
  Unrealized appreciation (depreciation)............................  16,172,583    (5,070,034)
                                                                     -----------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  13,423,597   (17,549,553)
                                                                     -----------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   7,688,966     8,216,034
                                                                     -----------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  21,112,563    (9,333,519)

NET ASSETS
  Beginning of the period...........................................  46,328,473    55,661,992
                                                                     -----------  ------------
  End of the period................................................. $67,441,036  $ 46,328,473
                                                                     ===========  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $    51,934  $          0
                                                                     ===========  ============

OTHER INFORMATION:

CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2003         DECEMBER 31, 2002
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  6,152,945  $ 24,034,542   6,255,648  $ 25,761,855
  Redemptions................................................. (5,729,150)  (22,707,536) (5,408,470)  (21,744,390)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    423,795  $  1,327,006     847,178  $  4,017,465
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................    401,795  $  1,696,091         228  $      1,000
  Redemptions.................................................    (41,139)     (175,038)          0             0
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    360,656  $  1,521,053         228  $      1,000
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................  1,843,569  $  7,284,870   1,221,813  $  4,956,295
  Redemptions.................................................   (611,249)   (2,443,963)   (180,921)     (758,726)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  1,232,320  $  4,840,907   1,040,892  $  4,197,569
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.  2,016,771  $  7,688,966   1,888,298  $  8,216,034
                                                               ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-153

METROPOLITAN SERIES FUND, INC.

 MET/PUTNAM VOYAGER PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                                                       CLASS A
                                                                       ------------------------------------
                                                                                                 MAY 1, 2000(A)
                                                                        YEAR ENDED DECEMBER 31,     THROUGH
                                                                       ------------------------   DECEMBER 31,
                                                                        2003     2002     2001        2000
                                                                       ------- -------  -------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $  3.59 $  5.05  $  7.29     $ 10.00
                                                                       ------- -------  -------     -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................    0.00    0.00    (0.01)      (0.01)
 Net realized and unrealized gain (loss) on investments...............    0.93   (1.46)   (2.23)      (2.70)
                                                                       ------- -------  -------     -------
 Total from investment operations.....................................    0.93   (1.46)   (2.24)      (2.71)
                                                                       ------- -------  -------     -------
NET ASSET VALUE, END OF PERIOD........................................ $  4.52 $  3.59  $  5.05     $  7.29
                                                                       ======= =======  =======     =======
TOTAL RETURN (%)......................................................    25.9   (28.9)   (30.8)      (27.1)(b)
Ratio of operating expenses to average net assets before expense
 reductions (%).......................................................    1.00    1.00     1.00        1.00 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d)...................................................    0.93      --       --          --
Ratio of net investment income to average net assets (%)..............    0.12    0.00    (0.25)      (0.23)(c)
Portfolio turnover rate (%)...........................................      90      60       77          70 (c)
Net assets, end of period (000)....................................... $54,654 $41,866  $54,626     $36,932
The ratios of operating expenses to average net assets without giving
 effect to the contractual expense agreement would have been (%)......    1.07    1.07     1.12        1.39 (c)

                                                   CLASS B                           CLASS E
                                         -----------------------     ------------------------------------
                                                      MAY 1, 2002(A)                           MAY 1, 2001(A)
                                          YEAR ENDED     THROUGH      YEAR ENDED   YEAR ENDED     THROUGH
                                         DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31,
                                             2003          2002          2003         2002          2001
                                         ------------ -------------- ------------ ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD....    $ 3.57        $ 4.39       $  3.58       $ 5.04        $ 6.14
                                            ------        ------       -------       ------        ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income..................      0.00          0.00          0.00         0.00         (0.01)
 Net realized and unrealized gain
   (loss) on investments................      0.93         (0.82)         0.92        (1.46)        (1.09)
                                            ------        ------       -------       ------        ------
 Total from investment operations.......      0.93         (0.82)         0.92        (1.46)        (1.10)
                                            ------        ------       -------       ------        ------
NET ASSET VALUE, END OF PERIOD..........    $ 4.50        $ 3.57       $  4.50       $ 3.58        $ 5.04
                                            ======        ======       =======       ======        ======
TOTAL RETURN (%)........................      26.1         (18.7)(b)      25.7        (29.0)        (17.9)(b)
Ratio of operating expenses to average
 net assets before expense reductions
 (%)....................................      1.25          1.25 (c)      1.15         1.15          1.15 (c)
Ratio of operating expenses to average
 net assets after expense reductions
 (%) (d)................................      1.18            --          1.08           --            --
Ratio of net investment income to
 average net assets (%).................     (0.15)        (0.25)(c)     (0.04)       (0.06)        (0.35)(c)
Portfolio turnover rate (%).............        90            60            90           60            77
Net assets, end of period (000).........    $1,625        $  0.8       $11,162       $4,462        $1,036
The ratios of operating expenses to
 average net assets without giving
 effect to the contractual expense
 agreement would have been (%)..........      1.32          1.32 (c)      1.22         1.22         1.27 (c)

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-154

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--99.8% OF TOTAL NET ASSETS



                                                             VALUE
         SHARES                                             (NOTE 1)
       -----------------------------------------------------------------

                   AEROSPACE & DEFENSE--1.8%
            82,609 General Dynamics Corp................ $     7,467,027
            49,098 Goodrich Corp........................       1,457,720
           360,141 Honeywell International, Inc.........      12,039,514
           188,661 Lockheed Martin Corp.................       9,697,175
            76,607 Northrop Grumman Corp................       7,323,629
           173,888 Raytheon Co..........................       5,223,595
            73,952 Rockwell Collins, Inc................       2,220,779
           351,641 The Boeing Co........................      14,818,152
           196,587 United Technologies Corp.............      18,630,550
                                                         ---------------
                                                              78,878,141
                                                         ---------------

                   AIR FREIGHT & COURIERS--1.0%
           124,640 FedEx Corp...........................       8,413,200
            27,083 Ryder System, Inc....................         924,884
           469,892 United Parcel Service, Inc. (Class B)      35,030,449
                                                         ---------------
                                                              44,368,533
                                                         ---------------

                   AIRLINES--0.1%
            51,511 Delta Air Lines, Inc. (c)............         608,345
           328,866 Southwest Airlines Co................       5,307,897
                                                         ---------------
                                                               5,916,242
                                                         ---------------

                   AUTO COMPONENTS--0.2%
            30,779 Cooper Tire & Rubber Co..............         658,055
            62,053 Dana Corp............................       1,138,672
           233,951 Delphi Corp..........................       2,388,640
            37,732 Johnson Controls, Inc................       4,381,440
            73,201 The Goodyear Tire & Rubber Co. (c)...         575,360
            54,588 Visteon Corp. (c)....................         568,261
                                                         ---------------
                                                               9,710,428
                                                         ---------------

                   AUTOMOBILES--0.7%
           764,935 Ford Motor Co........................      12,238,960
           234,524 General Motors Corp..................      12,523,581
           126,796 Harley-Davidson, Inc.................       6,026,614
                                                         ---------------
                                                              30,789,155
                                                         ---------------

                   BEVERAGES--2.6%
            15,184 Adolph Coors Co. (Class B)...........         851,822
           340,384 Anheuser-Busch Cos., Inc.............      17,931,429
            25,536 Brown-Forman Corp. (Class B) (c).....       2,386,339
           190,045 Coca-Cola Enterprises, Inc...........       4,156,284
           109,781 Pepsi Bottling Group, Inc............       2,654,505
           717,209 PepsiCo, Inc.........................      33,436,284
         1,024,173 The Coca-Cola Co.....................      51,976,780
                                                         ---------------
                                                             113,393,443
                                                         ---------------

                   BIOTECHNOLOGY--1.2%
           538,963 Amgen, Inc. (b)......................      33,307,913
           137,216 Biogen Idec, Inc. (b)................       5,046,821
            78,423 Chiron Corp..........................       4,469,327
            93,641 Genzyme Corp. (b)....................       4,620,247

                                                               VALUE
       SHARES                                                 (NOTE 1)
     ---------------------------------------------------------------------

                 BIOTECHNOLOGY--(CONTINUED)
         103,414 MedImmune, Inc. (b)...................... $     2,626,716
                                                           ---------------
                                                                50,071,024
                                                           ---------------

                 BUILDING PRODUCTS--0.2%
          30,416 American Standard Cos., Inc. (b).........       3,062,891
         193,492 Masco Corp...............................       5,303,616
                                                           ---------------
                                                                 8,366,507
                                                           ---------------

                 CAPITAL MARKETS--3.5%
          45,353 Federated Investors, Inc. (Class B)......       1,331,564
         104,799 Franklin Resources, Inc..................       5,455,836
         197,943 Goldman Sachs Group, Inc.................      19,542,912
         852,368 J.P. Morgan Chase & Co...................      31,307,477
          99,907 Janus Capital Group, Inc.................       1,639,474
         113,437 Lehman Brothers Holdings, Inc............       8,759,605
         394,920 Merrill Lynch & Co., Inc.................      23,162,058
         452,465 Morgan Stanley...........................      26,184,150
          92,187 Northern Trust Corp......................       4,279,320
         139,625 State Street Corp........................       7,271,670
          52,022 T. Rowe Price Group, Inc.................       2,466,363
         323,181 The Bank of New York Co., Inc............      10,703,755
          40,951 The Bear Stearns Cos., Inc...............       3,274,032
         565,508 The Charles Schwab Corp..................       6,695,615
                                                           ---------------
                                                               152,073,831
                                                           ---------------

                 CHEMICALS--1.6%
          94,894 Air Products & Chemicals, Inc............       5,013,250
         416,468 E. I. du Pont de Nemours & Co............      19,111,717
          32,312 Eastman Chemical Co......................       1,277,293
         107,640 Ecolab, Inc..............................       2,946,107
          52,295 Engelhard Corp...........................       1,566,235
          21,110 Great Lakes Chemical Corp. (c)...........         573,981
          46,301 Hercules, Inc. (b).......................         564,872
          39,332 International Flavours & Fragrances, Inc.       1,373,473
         109,346 Monsanto Co..............................       3,146,978
          71,186 PPG Industries, Inc......................       4,557,328
         136,093 Praxair, Inc.............................       5,198,753
          93,321 Rohm & Haas Co...........................       3,985,740
          28,968 Sigma-Aldrich Corp.......................       1,656,390
         384,574 The Dow Chemical Co......................      15,986,741
                                                           ---------------
                                                                66,958,858
                                                           ---------------

                 COMMERCIAL BANKS--6.6%
         146,437 AmSouth Bancorp..........................       3,587,707
         620,728 Bank of America Corp.....................      49,925,153
         467,037 Bank One Corp............................      21,292,217
         228,357 BB&T Corp................................       8,823,714
          93,008 Charter One Financial, Inc...............       3,213,426
          73,183 Comerica, Inc............................       4,102,639
         237,905 Fifth Third Bancorp (c)..................      14,060,185
          52,540 First Tennessee National Corp............       2,317,014
         440,566 FleetBoston Financial Corp...............      19,230,706
          63,604 Golden West Financial Corp...............       6,563,297
          95,490 Huntington Bancshares, Inc...............       2,148,525

 See accompanying notes to statement of investments and financial statements.

                                    MSF-155

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)

                                                              VALUE
         SHARES                                              (NOTE 1)
       ------------------------------------------------------------------

                   COMMERCIAL BANKS--(CONTINUED)
           175,012 Keycorp............................... $     5,131,352
            94,914 Marshall & Ilsley Corp................       3,630,461
           179,803 Mellon Financial Corp.................       5,773,474
           253,969 National City Corp....................       8,619,708
            63,540 North Fork Bancorp Inc................       2,571,464
           115,833 PNC Financial Services Group, Inc.....       6,339,540
            92,985 Regions Financial Corp................       3,459,042
           138,623 SouthTrust Corp.......................       4,537,131
           117,821 SunTrust Banks, Inc...................       8,424,201
           125,866 Synovus Financial Corp. (c)...........       3,640,045
           805,776 U.S. Bancorp..........................      23,996,009
            78,775 Union Planters Corp...................       2,480,625
           553,028 Wachovia Corp.........................      25,765,575
           706,882 Wells Fargo & Co......................      41,628,281
            37,792 Zions Bancorp.........................       2,317,783
                                                          ---------------
                                                              283,579,274
                                                          ---------------

                   COMMERCIAL SERVICES & SUPPLIES--1.3%
           133,777 Allied Waste Industries, Inc. (b) (c).       1,856,825
            73,681 Apollo Group, Inc. (Class A) (b)......       5,010,308
           248,340 Automatic Data Processing, Inc........       9,836,747
            46,127 Avery Dennison Corp...................       2,584,035
           423,298 Cendant Corp. (b).....................       9,426,846
            71,576 Cintas Corp. (c)......................       3,588,105
           194,315 Concord EFS, Inc. (b).................       2,883,635
            21,116 Deluxe Corp...........................         872,724
            57,774 Equifax, Inc..........................       1,415,463
            74,480 H&R Block, Inc........................       4,123,958
            46,889 Monster Worldwide, Inc. (b)...........       1,029,682
            97,704 Pitney Bowes, Inc.....................       3,968,736
            47,352 R.R. Donnelley & Sons Co. (c).........       1,427,663
            71,156 Robert Half International, Inc. (b)...       1,660,781
            59,957 Sabre Holdings Corp. (Class A) (b) (c)       1,294,472
           243,337 Waste Management, Inc.................       7,202,775
                                                          ---------------
                                                               58,182,755
                                                          ---------------

                   COMMUNICATION EQUIPMENT--2.9%
           335,763 ADC Telecommunications, Inc. (b)......         997,216
            64,119 Andrew Corp. (c)......................         738,010
           173,986 Avaya, Inc. (b).......................       2,251,379
           196,690 CIENA Corp. (b).......................       1,306,021
         2,884,019 Cisco Systems, Inc. (b)...............      70,052,821
            80,557 Comverse Technology, Inc. (b).........       1,416,998
           553,963 Corning, Inc. (b).....................       5,777,834
           597,168 JDS Uniphase Corp. (b)................       2,179,663
         1,751,946 Lucent Technologies, Inc. (c).........       4,975,527
           971,734 Motorola, Inc.........................      13,672,297
           334,247 Qualcomm, Inc.........................      18,025,941
            63,437 Scientific-Atlanta, Inc...............       1,731,830
           172,404 Tellabs, Inc. (b).....................       1,453,366
                                                          ---------------
                                                              124,578,903
                                                          ---------------

                   COMPUTER & PERIPHERALS--3.8%
           151,362 Apple Computer, Inc. (b)..............       3,234,606
         1,069,674 Dell, Inc. (b)........................      36,326,129

                                                                 VALUE
      SHARES                                                    (NOTE 1)
    ------------------------------------------------------------------------

                COMPUTER & PERIPHERALS--(CONTINUED)
      1,003,986 EMC Corp.................................... $    12,971,499
        135,316 Gateway, Inc. (b)...........................         622,454
      1,273,844 Hewlett-Packard Co..........................      29,260,197
        718,744 International Business Machines Corp........      66,613,194
         53,743 Lexmark International, Inc. (Class A) (b)...       4,226,349
         39,584 NCR Corp. (b)...............................       1,535,859
        144,145 Network Appliance, Inc. (b) (c).............       2,959,297
      1,364,761 Sun Microsystems, Inc. (b)..................       6,127,777
                                                             ---------------
                                                                 163,877,361
                                                             ---------------

                CONSTRUCTION & ENGINEERING--0.0%
         34,617 Fluor Corp..................................       1,372,218
                                                             ---------------

                CONSTRUCTION MATERIALS--0.0%
         42,427 Vulcan Materials Co.........................       2,018,252
                                                             ---------------

                CONSUMER FINANCE--1.2%
        537,406 American Express Co.........................      25,919,091
         96,473 Capital One Financial Corp..................       5,912,830
        533,489 MBNA Corp...................................      13,257,202
        121,157 Providian Financial Corp. (b)...............       1,410,267
        188,261 SLM Corp....................................       7,093,675
                                                             ---------------
                                                                  53,593,065
                                                             ---------------

                CONTAINERS & PACKAGING--0.2%
         23,598 Ball Corp...................................       1,405,733
         22,178 Bemis Co., Inc..............................       1,108,900
         65,763 Pactiv Corp. (b)............................       1,571,736
         35,443 Sealed Air Corp. (c)........................       1,918,884
         22,611 Temple-Inland, Inc..........................       1,417,031
                                                             ---------------
                                                                   7,422,284
                                                             ---------------

                DISTRIBUTORS--0.1%
         72,627 Genuine Parts Co............................       2,411,216
                                                             ---------------

                DIVERSIFIED FINANCIAL SERVICES--2.6%
      2,155,149 Citigroup, Inc..............................     104,610,932
         62,299 Moody's Corp................................       3,772,204
        135,150 Principal Financial Group, Inc..............       4,469,411
                                                             ---------------
                                                                 112,852,547
                                                             ---------------

                DIVERSIFIED TELECOMMUNICATION SERVICES--2.9%
        130,628 ALLTEL Corp.................................       6,084,652
        330,092 AT&T Corp...................................       6,700,868
        772,091 BellSouth Corp..............................      21,850,175
         60,089 CenturyTel, Inc.............................       1,960,103
        118,717 Citizens Communications Co..................       1,474,465
        738,746 Qwest Communications International, Inc. (b)       3,191,383
      1,383,104 SBC Communications, Inc.....................      36,057,521
        377,116 Sprint Corp. (FON Group)....................       6,192,245
      1,153,698 Verizon Communications, Inc.................      40,471,726
                                                             ---------------
                                                                 123,983,138
                                                             ---------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-156

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)

                                                               VALUE
       SHARES                                                 (NOTE 1)
     ---------------------------------------------------------------------

                 ELECTRIC UTILITIES--2.1%
          52,480 Allegheny Energy, Inc. (c)............... $       669,645
          68,005 Ameren Corp. (c).........................       3,128,230
         164,933 American Electric Power Co., Inc.........       5,032,106
          74,644 Cinergy Corp.............................       2,896,934
          67,280 CMS Energy Corp. (c).....................         573,226
          94,403 Consolidated Edison, Inc.................       4,060,273
          70,220 Constellation Energy Group, Inc..........       2,749,815
         135,531 Dominion Resources, Inc..................       8,650,944
          70,252 DTE Energy Co............................       2,767,929
         136,042 Edison International, Inc. (b)...........       2,983,401
          95,589 Entergy Corp.............................       5,460,999
         136,620 Exelon Corp..............................       9,066,103
         137,796 FirstEnergy Corp.........................       4,850,419
          76,988 FPL Group, Inc...........................       5,036,555
         173,275 PG&E Corp................................       4,811,847
          38,110 Pinnacle West Capital Corp...............       1,525,162
          74,253 PPL Corp.................................       3,248,569
         102,381 Progress Energy, Inc.....................       4,633,764
          98,243 Public Service Enterprise Group, Inc. (c)       4,303,043
          78,361 TECO Energy, Inc. (c)....................       1,129,182
         305,893 The Southern Co..........................       9,253,263
         135,312 TXU Corp.................................       3,209,601
         166,498 Xcel Energy, Inc. (c)....................       2,827,136
                                                           ---------------
                                                                92,868,146
                                                           ---------------

                 ELECTRICAL EQUIPMENT--0.5%
          83,199 American Power Conversion Corp...........       2,034,215
          39,000 Cooper Industries, Ltd. (Class A)........       2,259,270
         175,804 Emerson Electric Co......................      11,383,309
          34,687 Power-One, Inc. (b) (c)..................         375,660
          77,886 Rockwell Automation, Inc.................       2,772,742
          24,413 Thomas & Betts Corp......................         558,814
                                                           ---------------
                                                                19,384,010
                                                           ---------------

                 ELECTRONIC EQUIPMENT & INSTRUMENTS--0.5%
         198,654 Agilent Technologies, Inc. (b)...........       5,808,643
          83,719 Jabil Circuit, Inc. (b)..................       2,369,248
          20,320 Millipore Corp...........................         874,776
          79,802 Molex, Inc...............................       2,784,292
          52,918 PerkinElmer, Inc.........................         903,310
         216,122 Sanmina-SCI Corp. (b)....................       2,725,298
         346,487 Solectron Corp. (b)......................       2,047,738
          96,272 Symbol Technologies, Inc.................       1,626,034
          35,436 Tektronix, Inc...........................       1,119,778
          67,762 Thermo Electron Corp. (b)................       1,707,602
          50,688 Waters Corp. (b).........................       1,680,814
                                                           ---------------
                                                                23,647,533
                                                           ---------------

                 ENERGY EQUIPMENT & SERVICES--0.8%
         139,752 Baker Hughes, Inc........................       4,494,424
          66,092 BJ Services Co. (b)......................       2,372,703
         182,856 Halliburton Co...........................       4,754,256
          61,159 Nabors Industries, Ltd. (b)..............       2,538,098
          55,815 Noble Corp. (b)..........................       1,997,061
          39,188 Rowan Cos., Inc. (b).....................         907,986

                                                              VALUE
        SHARES                                               (NOTE 1)
      ----------------------------------------------------------------------

                  ENERGY EQUIPMENT & SERVICES--(CONTINUED)
          244,582 Schlumberger, Ltd...................... $    13,383,527
          133,569 Transocean, Inc........................       3,206,992
                                                          ---------------
                                                               33,655,047
                                                          ---------------

                  FOOD & STAPLES RETAILING--3.5%
          153,205 Albertson's, Inc. (c)..................       3,470,093
          191,408 Costco Wholesale Corp. (b).............       7,116,550
          164,811 CVS Corp...............................       5,952,973
          184,306 Safeway, Inc. (b)......................       4,038,145
           55,899 Supervalu, Inc.........................       1,598,153
          270,362 Sysco Corp. (c)........................      10,065,577
          311,280 The Kroger Co..........................       5,761,793
        1,808,025 Wal-Mart Stores, Inc...................      95,915,726
          428,508 Walgreen Co............................      15,589,121
           58,800 Winn-Dixie Stores, Inc. (c)............         585,060
                                                          ---------------
                                                              150,093,191
                                                          ---------------

                  FOOD PRODUCTS--1.2%
          269,238 Archer-Daniels-Midland Co..............       4,097,802
          171,413 Campbell Soup Co.......................       4,593,868
          224,212 ConAgra Foods, Inc.....................       5,916,955
          156,039 General Mills, Inc.....................       7,068,567
          146,841 H.J. Heinz Co..........................       5,349,418
           54,536 Hershey Foods Corp.....................       4,198,727
          170,457 Kellogg Co.............................       6,491,002
           58,239 McCormick & Co., Inc. (c)..............       1,752,994
          330,168 Sara Lee Corp..........................       7,167,947
           93,975 William Wringley Jr. Co................       5,282,335
                                                          ---------------
                                                               51,919,615
                                                          ---------------

                  FOREST PRODUCTS & PAPER--0.2%
          200,726 International Paper Co.................       8,653,298
                                                          ---------------

                  GAS UTILITIES--0.3%
           66,729 KeySpan Corp. (c)......................       2,455,627
           51,481 Kinder Morgan, Inc.....................       3,042,527
           18,383 Nicor, Inc. (c)........................         625,757
          109,729 NiSource, Inc..........................       2,407,454
           15,310 Peoples Energy Corp. (c)...............         643,633
           94,515 Sempra Energy..........................       2,841,121
                                                          ---------------
                                                               12,016,119
                                                          ---------------

                  HEALTH CARE EQUIPMENT & SUPPLIES--2.0%
           87,254 Applera Corp.--Applied Biosystems Group       1,807,030
           21,837 Bausch & Lomb, Inc.....................       1,133,340
          254,967 Baxter International, Inc..............       7,781,593
          106,032 Becton, Dickinson & Co.................       4,362,157
          107,056 Biomet, Inc............................       3,897,909
          342,220 Boston Scientific Corp. (b)............      12,580,007
           21,640 C.R. Bard, Inc.........................       1,758,250
          129,927 Guidant Corp...........................       7,821,606
          506,367 Medtronic, Inc.........................      24,614,500
           72,078 St. Jude Medical, Inc. (b).............       4,421,985

 See accompanying notes to statement of investments and financial statements.

                                    MSF-157

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)

                                                                   VALUE
       SHARES                                                     (NOTE 1)
     -------------------------------------------------------------------------

                    HEALTH CARE EQUIPMENT & SUPPLIES--(CONTINUED)
          83,395    Stryker Corp.............................. $     7,089,409
         101,028    Zimmer Holdings, Inc. (b).................       7,112,371
                                                               ---------------
                                                                    84,380,157
                                                               ---------------

                    HEALTH CARE PROVIDERS & SERVICES--1.8%
          63,739    Aetna, Inc................................       4,307,482
          46,724    AmerisourceBergen Corp. (c)...............       2,623,553
          57,881    Anthem, Inc. (b) (c)......................       4,341,075
         180,871    Cardinal Health, Inc......................      11,062,070
          58,916    CIGNA Corp................................       3,387,670
          32,815    Express Scripts, Inc. (Class A) (b).......       2,179,900
         207,008    HCA, Inc..................................       8,893,064
         100,135    Health Management Associates, Inc.
                     (Class A) (c)............................       2,403,240
          67,500    Humana, Inc...............................       1,542,375
          99,836    IMS Health, Inc...........................       2,481,923
          37,195    Manor Care, Inc...........................       1,285,831
         121,913    McKesson Corp.............................       3,920,722
         112,916    Medco Health Solutions, Inc. (b)..........       3,838,015
          43,429    Quest Diagnostics, Inc. (b)...............       3,175,094
         193,672    Tenet Healthcare Corp. (b)................       3,108,436
         245,083    UnitedHealth Group, Inc...................      14,258,929
          63,477    WellPoint Health Networks, Inc. (b).......       6,156,634
                                                               ---------------
                                                                    78,966,013
                                                               ---------------

                    HOTELS, RESTAURANTS & LEISURE--1.3%
         263,412    Carnival Corp.............................      10,465,359
          68,616    Darden Restaurants, Inc...................       1,443,681
          46,367    Harrah's Entertainment, Inc...............       2,307,685
         158,876    Hilton Hotels Corp........................       2,721,546
         144,640    International Game Technology.............       5,163,648
          96,604    Marriott International, Inc. (Class A)....       4,463,105
         530,221    McDonald's Corp...........................      13,165,387
         163,297    Starbucks Corp. (b).......................       5,398,599
          84,569    Starwood Hotels & Resorts Worldwide, Inc.
                     (Class B)................................       3,041,947
          47,901    Wendy's International, Inc................       1,879,635
         123,160    Yum! Brands, Inc. (b).....................       4,236,704
                                                               ---------------
                                                                    54,287,296
                                                               ---------------

                    HOUSEHOLD DURABLES--0.5%
          27,544    American Greetings Corp. (Class A) (b) (c)         602,387
          32,439    Black & Decker Corp.......................       1,599,891
          25,969    Centex Corp...............................       2,795,563
          60,941    Fortune Brands, Inc.......................       4,356,672
          19,344    KB Home...................................       1,402,827
          80,337    Leggett & Platt, Inc......................       1,737,689
          32,776    Maytag Corp...............................         912,812
         114,575    Newell Rubbermaid, Inc....................       2,608,873
          25,941    Pulte Homes, Inc..........................       2,428,596
          24,362    Snap-On, Inc..............................         785,431
          33,862    The Stanley Works.........................       1,282,354
          24,399    Tupperware Corp. (c)......................         423,079
          29,101    Whirlpool Corp............................       2,114,188
                                                               ---------------
                                                                    23,050,362
                                                               ---------------

                                                                VALUE
      SHARES                                                   (NOTE 1)
    --------------------------------------------------------------------------

                HOUSEHOLD PRODUCTS--1.9%
        224,648 Colgate-Palmolive Co....................... $    11,243,632
        210,749 Kimberly-Clark Corp........................      12,453,158
         88,162 The Clorox Co..............................       4,281,147
        541,736 The Procter & Gamble Co....................      54,108,592
                                                            ---------------
                                                                 82,086,529
                                                            ---------------

                IT SERVICES--0.8%
         78,136 Computer Sciences Corp. (b)................       3,455,955
         59,615 Convergys Corp. (b)........................       1,040,878
        200,260 Electronic Data Systems Corp. (c)..........       4,914,381
        304,477 First Data Corp. (c).......................      12,510,960
         80,822 Fiserv, Inc. (b)...........................       3,193,277
        157,826 Paychex, Inc. (c)..........................       5,871,127
        120,023 SunGard Data Systems, Inc. (b).............       3,325,838
        137,445 Unisys Corp. (b)...........................       2,041,058
                                                            ---------------
                                                                 36,353,474
                                                            ---------------

                INDUSTRIAL CONGLOMERATES--4.2%
        327,902 3M Co......................................      27,881,507
      4,194,787 General Electric Co........................     129,954,501
         56,936 Textron, Inc...............................       3,248,768
        835,164 Tyco International, Ltd....................      22,131,846
                                                            ---------------
                                                                183,216,622
                                                            ---------------

                INSURANCE--4.6%
        116,703 ACE, Ltd...................................       4,833,838
        214,062 AFLAC, Inc.................................       7,744,763
         44,850 Ambac Financial Group, Inc.................       3,112,142
      1,089,640 American International Group, Inc..........      72,221,339
        130,630 Aon Corp...................................       3,127,282
         66,984 Cincinnati Financial Corp..................       2,805,290
        118,267 Hartford Financial Services Group, Inc.....       6,981,301
         59,205 Jefferson-Pilot Corp. (c)..................       2,998,733
        120,741 John Hancock Financial Services, Inc.......       4,527,788
         74,709 Lincoln National Corp......................       3,016,002
         77,433 Loews Corp.................................       3,829,062
        221,520 Marsh & McLennan Cos., Inc.................      10,608,593
         60,171 MBIA, Inc..................................       3,563,928
        306,350 MetLife, Inc...............................      10,314,805
         41,123 MGIC Investment Corp. (c)..................       2,341,544
        225,806 Prudential Financial, Inc..................       9,431,917
         57,823 Safeco Corp................................       2,251,049
        293,837 The Allstate Corp..........................      12,640,868
         78,579 The Chubb Corp.............................       5,351,230
         90,238 The Progressive Corp.......................       7,542,994
         95,637 The St. Paul Cos., Inc. (c)................       3,792,007
         47,240 Torchmark, Inc.............................       2,151,310
        419,236 Travelers Property Casualty Corp. (Class B)       7,114,435
        123,578 UnumProvident Corp.........................       1,948,825
         57,348 XL Capital, Ltd. (Class A).................       4,447,337
                                                            ---------------
                                                                198,698,382
                                                            ---------------

                INTERNET & CATALOG RETAIL--0.4%
        269,875 eBay, Inc. (b).............................      17,431,226
                                                            ---------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-158

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)

                                                             VALUE
          SHARES                                            (NOTE 1)
        ----------------------------------------------------------------

                    INTERNET SOFTWARE & SERVICES--0.3%
            274,616 Yahoo!, Inc. (b).................... $    12,404,405
                                                         ---------------

                    INVESTMENT COMPANY--0.5%
            185,000 SPDR Trust Series 1.................      20,586,800
                                                         ---------------

                    LEISURE EQUIPMENT & PRODUCTS--0.2%
             38,439 Brunswick Corp......................       1,223,513
            119,636 Eastman Kodak Co....................       3,071,056
             72,534 Hasbro, Inc.........................       1,543,524
            179,594 Mattel, Inc.........................       3,460,776
                                                         ---------------
                                                               9,298,869
                                                         ---------------

                    MACHINERY--1.4%
            145,067 Caterpillar, Inc....................      12,043,462
             24,761 Crane Co............................         761,153
             17,731 Cummins, Inc. (c)...................         867,755
             64,170 Danaher Corp........................       5,887,598
            100,266 Deere & Co..........................       6,522,303
             84,595 Dover Corp..........................       3,362,651
             31,751 Eaton Corp..........................       3,428,473
            128,787 Illinois Tool Works, Inc............      10,806,517
             72,475 Ingersoll-Rand Co., Ltd. (Class A)..       4,919,603
             38,566 ITT Industries, Inc.................       2,861,983
             28,969 Navistar International Corp.........       1,387,325
             48,914 PACCAR, Inc.........................       4,163,560
             52,579 Pall Corp...........................       1,410,695
             49,682 Parker Hannifin Corp................       2,956,079
                                                         ---------------
                                                              61,379,157
                                                         ---------------

                    MEDIA--4.0%
            257,193 Clear Channel Communications, Inc...      12,044,348
            940,376 Comcast Corp. (Class A).............      30,910,159
             34,009 Dow Jones & Co., Inc................       1,695,349
            113,242 Gannett Co., Inc....................      10,096,657
             33,570 Knight-Ridder, Inc..................       2,597,311
             21,187 Meredith Corp.......................       1,034,138
             62,392 New York Times Co. (Class A)........       2,981,714
             79,350 Omnicom Group, Inc..................       6,929,636
            172,780 The Interpublic Group of Cos., Inc..       2,695,368
             80,126 The McGraw-Hill Cos., Inc...........       5,602,410
            854,495 The Walt Disney Co..................      19,935,368
          1,889,057 Time Warner, Inc. (b)...............      33,984,135
            130,449 Tribune Co..........................       6,731,168
            134,970 Univision Communications, Inc.
                     (Class A) (b)(c)...................       5,356,959
            730,784 Viacom, Inc. (Class B)..............      32,432,194
                                                         ---------------
                                                             175,026,914
                                                         ---------------

                    METALS & MINING--0.8%
            361,521 Alcoa, Inc..........................      13,737,798
             32,185 Allegheny Technologies, Inc. (c)....         425,486
             71,402 Freeport-McMoRan Copper & Gold, Inc.
                     (Class B) (c)......................       3,008,166
            180,409 Newmont Mining Corp.................       8,769,682
             32,655 Nucor Corp. (c).....................       1,828,680

                                                           VALUE
           SHARES                                         (NOTE 1)
         ----------------------------------------------------------------

                     METALS & MINING--(CONTINUED)
              37,451 Phelps Dodge Corp................ $     2,849,647
              43,124 United States Steel Corp.........       1,510,202
              35,880 Worthington Industries, Inc. (c).         646,916
                                                       ---------------
                                                            32,776,577
                                                       ---------------

                     MULTI-UTILITIES--0.4%
             172,503 Calpine Corp. (b)(c).............         829,739
             127,676 CenterPoint Energy, Inc. (c).....       1,237,180
             379,141 Duke Energy Co...................       7,753,434
             156,427 Dynegy, Inc. (Class A) (b)(c)....         669,508
             254,094 El Paso Corp. (c)................       2,081,030
             258,765 The AES Corp. (b)................       2,442,742
             216,271 The Williams Cos., Inc...........       2,123,781
                                                       ---------------
                                                            17,137,414
                                                       ---------------

                     MULTILINE RETAIL--1.0%
              48,743 Big Lots, Inc. (b)...............         692,638
              34,900 Dillard's, Inc. (Class A) (c)....         574,454
             140,793 Dollar General Corp..............       2,955,245
              72,386 Family Dollar Stores, Inc........       2,597,210
              75,529 Federated Department Stores, Inc.       3,559,682
             114,194 J.C. Penney Co., Inc.............       3,001,018
             142,182 Kohl's Corp. (b).................       6,389,659
              57,417 Nordstrom, Inc...................       1,969,403
             105,984 Sears Roebuck & Co...............       4,821,212
             380,804 Target Corp......................      14,622,874
             120,448 The May Department Stores Co.....       3,501,423
                                                       ---------------
                                                            44,684,818
                                                       ---------------

                     OFFICE ELECTRONICS--0.1%
             330,198 Xerox Corp. (c)..................       4,556,732
                                                       ---------------

                     OIL & GAS--5.0%
              37,555 Amerada Hess Corp................       1,996,799
             104,818 Anadarko Petroleum Corp..........       5,346,766
              67,805 Apache Corp. (c).................       5,498,985
              28,960 Ashland, Inc. (c)................       1,275,978
              82,986 Burlington Resources, Inc........       4,595,765
             446,581 ChevronTexaco Corp...............      38,580,133
             284,409 ConocoPhillips...................      18,648,698
              97,172 Devon Energy Corp................       5,564,069
              48,394 EOG Resources, Inc...............       2,234,351
           2,761,388 Exxon Mobil Corp.................     113,216,908
              42,111 Kerr-McGee Corp..................       1,957,740
             129,500 Marathon Oil Corp................       4,285,155
             160,895 Occidental Petroleum Corp........       6,796,205
              32,506 Sunoco, Inc......................       1,662,682
             108,421 Unocal Corp......................       3,993,145
                                                       ---------------
                                                           215,653,379
                                                       ---------------

                     PAPER & FOREST PRODUCTS--0.3%
              36,238 Boise Cascade Corp...............       1,190,781
             105,936 Georgia-Pacific Corp.............       3,249,057
              43,679 Louisiana-Pacific Corp...........         780,980

 See accompanying notes to statement of investments and financial statements.

                                    MSF-159

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)

                                                                    VALUE
      SHARES                                                       (NOTE 1)
    ---------------------------------------------------------------------------

                   PAPER & FOREST PRODUCTS--(CONTINUED)
         83,672    MeadWestvaco Corp........................... $     2,489,242
         91,840    Weyerhaeuser Co.............................       5,877,760
                                                                ---------------
                                                                     13,587,820
                                                                ---------------

                   PERSONAL PRODUCTS--0.6%
         24,541    Alberto-Culver Co. (Class B) (b)............       1,548,046
         98,930    Avon Products, Inc..........................       6,676,786
        422,669    The Gillette Co.............................      15,524,632
                                                                ---------------
                                                                     23,749,464
                                                                ---------------

                   PHARMACEUTICALS--8.3%
        653,125    Abbott Laboratories.........................      30,435,625
         54,521    Allergan, Inc...............................       4,187,758
        810,194    Bristol-Myers Squibb Co.....................      23,171,548
        469,118    Eli Lilly & Co..............................      32,993,069
        152,751    Forest Laboratories, Inc. (b)...............       9,440,012
      1,240,006    Johnson & Johnson...........................      64,058,710
        100,657    King Pharmaceuticals, Inc. (b)..............       1,536,026
        929,541    Merck & Co., Inc............................      42,944,794
      3,188,234    Pfizer, Inc.................................     112,640,307
        613,463    Schering-Plough Corp........................      10,668,122
         45,429    Watson Pharmaceuticals, Inc. (b)............       2,089,734
        556,391    Wyeth.......................................      23,618,798
                                                                ---------------
                                                                    357,784,503
                                                                ---------------

                   REAL ESTATE--0.4%
         39,288    Apartment Investment & Management Co. (REIT)
                    (Class A)..................................       1,355,436
        167,281    Equity Office Properties Trust (REIT).......       4,792,601
        115,080    Equity Residential (REIT)...................       3,396,011
         76,401    Plum Creek Timber Co., Inc. (REIT)..........       2,326,410
         75,544    ProLogis (REIT).............................       2,424,207
         79,878    Simon Property Group, Inc. (REIT)...........       3,701,546
                                                                ---------------
                                                                     17,996,211
                                                                ---------------

                   ROAD & RAIL--0.5%
        154,865    Burlington Northern Santa Fe Corp...........       5,009,883
         89,341    CSX Corp....................................       3,210,916
        162,930    Norfolk Southern Corp.......................       3,853,294
        106,612    Union Pacific Corp..........................       7,407,402
                                                                ---------------
                                                                     19,481,495
                                                                ---------------

                   SEMICONDUCTORS & EQUIPMENT--4.2%
        144,874    Advanced Micro Devices, Inc. (b) (c)........       2,158,623
        158,231    Altera Corp. (b)............................       3,591,844
        153,452    Analog Devices, Inc. (b)....................       7,005,084
        694,814    Applied Materials, Inc. (b).................      15,598,574
        127,203    Applied Micro Circuits Corp. (b)............         760,674
        126,515    Broadcom Corp. (Class A) (b)................       4,312,896
      2,728,885    Intel Corp..................................      87,870,097
         81,345    KLA-Tencor Corp. (b)........................       4,772,511

                                                              VALUE
        SHARES                                               (NOTE 1)
      -------------------------------------------------------------------

                  SEMICONDUCTORS & EQUIPMENT--(CONTINUED)
          130,688 Linear Technology Corp................. $     5,498,044
          158,147 LSI Logic Corp.........................       1,402,764
          137,280 Maxim Integrated Products, Inc.........       6,836,544
          254,650 Micron Technology, Inc. (b)(c).........       3,430,135
           77,448 National Semiconductor Corp. (b).......       3,052,226
           63,706 Novellus Systems, Inc. (b).............       2,678,837
           67,751 NVIDIA Corp. (b).......................       1,575,211
           72,192 PMC-Sierra, Inc. (c)...................       1,454,669
           39,746 QLogic Corp............................       2,050,894
           79,936 Teradyne, Inc. (b).....................       2,034,371
          722,880 Texas Instruments, Inc.................      21,238,214
          143,019 Xilinx, Inc. (b).......................       5,540,556
                                                          ---------------
                                                              182,862,768
                                                          ---------------

                  SOFTWARE--4.6%
           97,894 Adobe Systems, Inc.....................       3,847,234
           46,682 Autodesk, Inc..........................       1,147,443
           93,943 BMC Software, Inc. (b).................       1,752,037
           68,718 Citrix Systems, Inc. (b)...............       1,457,509
          241,706 Computer Associates International, Inc.       6,608,242
          159,788 Compuware Corp. (b)....................         965,119
          124,442 Electronic Arts, Inc. (b)..............       5,945,839
           82,925 Intuit, Inc. (b).......................       4,387,562
           37,614 Mercury Interactive Corp. (b)(c).......       1,829,545
        4,517,144 Microsoft Corp.........................     124,402,146
          155,058 Novell, Inc. (b).......................       1,631,210
        2,183,544 Oracle Corp. (b).......................      28,822,781
          111,177 Parametric Technology Corp. (b)........         438,037
          156,638 PeopleSoft, Inc. (b)...................       3,571,346
          206,294 Siebel Systems, Inc. (b)...............       2,861,298
          128,701 Symantec Corp. (b).....................       4,459,490
          178,629 VERITAS Software Corp. (b).............       6,637,854
                                                          ---------------
                                                              200,764,692
                                                          ---------------

                  SPECIALTY RETAIL--2.4%
          114,847 AutoNation, Inc. (b)...................       2,109,739
           37,082 AutoZone, Inc. (b).....................       3,159,757
          123,917 Bed Bath & Beyond, Inc. (b)............       5,371,802
          135,202 Best Buy Co., Inc......................       7,062,953
           87,204 Circuit City Stores, Inc...............         883,377
          215,858 Limited Brands.........................       3,891,920
          328,517 Lowe's Cos., Inc.......................      18,196,557
          130,821 Office Depot, Inc. (b).................       2,186,019
           68,484 RadioShack Corp........................       2,101,089
          206,858 Staples, Inc. (b)......................       5,647,223
          374,254 The Gap, Inc...........................       8,686,435
          950,521 The Home Depot, Inc....................      33,733,990
           60,949 The Sherwin-Williams Co................       2,117,368
           61,260 Tiffany & Co...........................       2,768,952
          210,254 TJX Cos., Inc..........................       4,636,101
           89,090 Toys "R" Us, Inc. (b)..................       1,126,098
                                                          ---------------
                                                              103,679,380
                                                          ---------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-160

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)

                                                               VALUE
       SHARES                                                 (NOTE 1)
     ---------------------------------------------------------------------

                 TEXTILES, APPARELS & LUXURY GOODS--0.3%
          52,846 Jones Apparel Group, Inc. (b)............ $     1,861,764
          45,460 Liz Claiborne, Inc.......................       1,612,012
         109,632 NIKE, Inc. (Class B).....................       7,505,407
          24,665 Reebok International, Ltd................         969,828
          45,337 VF Corp..................................       1,960,372
                                                           ---------------
                                                                13,909,383
                                                           ---------------

                 THRIFTS & MORTGAGE FINANCE--1.6%
          76,921 Countrywide Financial Corp...............       5,834,458
         290,855 Federal Home Loan Mortgage Corp..........      16,962,664
         405,935 Federal National Mortgage Association....      30,469,481
         375,718 Washington Mutual, Inc...................      15,073,806
                                                           ---------------
                                                                68,340,409
                                                           ---------------

                 TOBACCO--1.2%
         848,566 Altria Group, Inc........................      46,178,962
          35,549 R.J. Reynolds Tobacco Holdings, Inc. (c).       2,067,174
          69,513 UST, Inc.................................       2,480,919
                                                           ---------------
                                                                50,727,055
                                                           ---------------

                 TRADING COMPANIES & DISTRIBUTORS--0.0%
          38,129 W.W. Grainger, Inc.......................       1,806,933
                                                           ---------------

                 WIRELESS TELECOMMUNICATION SERVICES--0.6%
       1,132,900 AT&T Wireless Services, Inc. (b).........       9,051,871
         459,105 Nextel Communications, Inc. (Class A) (b)      12,882,486
         431,938 Sprint Corp. (PCS Group) (b).............       2,427,492
                                                           ---------------
                                                                24,361,849
                                                           ---------------
                 Total Common Stocks
                  (Identified Cost $3,834,977,177)........   4,317,661,222
                                                           ---------------

        SHORT TERM INVESTMENTS--0.1%
           FACE                                              VALUE
          AMOUNT                                            (NOTE 1)
        ---------------------------------------------------------------

                   COMMERCIAL PAPER--0.1%
        $2,400,000 Citigroup Global Markets Holdings....
                   1.070%, 01/09/04..................... $    2,399,429
                                                         --------------

                   DISCOUNT NOTES--0.0%
           675,000 Federal Home Loan Bank
                    0.750%, 01/02/04....................        674,986
                                                         --------------
                   Total Short Term Investments
                    (Identified Cost $3,074,415)........      3,074,415
                                                         --------------
                   Total Investments--99.9%
                    (Identified Cost $3,838,051,592) (a)  4,320,735,637
                   Other assets less liabilities........      5,180,050
                                                         --------------
                   TOTAL NET ASSETS--100%............... $4,325,915,687
                                                         ==============

FUTURES CONTRACTS

                       EXPIRATION NUMBER OF CONTRACT VALUATION AS OF  UNREALIZED
FUTURES CONTRACTS LONG    DATE    CONTRACTS  AMOUNT     12/31/03     APPRECIATION
---------------------- ---------- --------- -------- --------------- ------------
    S&P 500 Index..... 03/18/2004     2     $534,866    $555,300       $20,434

 See accompanying notes to statement of investments and financial statements.

                                    MSF-161

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

    ASSETS
      Investments at value.....................             $4,320,735,637
      Cash.....................................                     11,389
      Collateral for securities loaned.........                 62,461,715
      Receivable for:
       Fund shares sold........................                  2,574,717
       Futures variation margin................                      1,450
       Dividends...............................                  5,752,044
                                                            --------------
        Total Assets...........................              4,391,536,952
    LIABILITIES
      Payable for:
       Fund shares redeemed.................... $ 2,132,933
       Return of collateral for securities
        loaned.................................  62,461,715
      Accrued expenses:
       Management fees.........................     891,670
       Service and distribution fees...........      67,341
       Other expenses..........................      67,606
                                                -----------
        Total Liabilities......................                 65,621,265
                                                            --------------
    NET ASSETS.................................             $4,325,915,687
                                                            ==============
      Net assets consist of:
       Capital paid in.........................             $3,861,976,172
       Undistributed net investment income.....                 38,996,391
       Accumulated net realized gains
        (losses)...............................                (57,761,355)
       Unrealized appreciation (depreciation)
        on investments and futures
        contracts..............................                482,704,479
                                                            --------------
    NET ASSETS.................................             $4,325,915,687
                                                            ==============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per
     share ( $3,931,838,916 divided by
     133,513,101 shares outstanding)...........             $        29.45
                                                            ==============
    CLASS B
    Net asset value and redemption price per
     share ( $251,792,663 divided by
     8,741,924 shares outstanding).............             $        28.80
                                                            ==============
    CLASS E
    Net asset value and redemption price per
     share ( $142,284,108 divided by
     4,851,107 shares outstanding).............             $        29.33
                                                            ==============
    Identified cost of investments.............             $3,838,051,592
                                                            ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

    INVESTMENT INCOME
      Dividends...............................              $ 61,674,153
      Interest................................                   951,932(a)
                                                            ------------
                                                              62,626,085
    EXPENSES
      Management fees......................... $  8,732,170
      Service and distribution fees--Class B..      389,021
      Service and distribution fees--Class E..      106,302
      Directors' fees and expenses............       24,080
      Custodian...............................      477,717
      Audit and tax services..................       22,300
      Legal...................................      139,269
      Printing................................    1,217,335
      Insurance...............................       91,618
      Miscellaneous...........................       53,985
                                               ------------
      Total expenses..........................                11,253,797
                                                            ------------
    NET INVESTMENT INCOME.....................                51,372,288
                                                            ------------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................    1,089,295
      Futures contracts--net..................   18,658,017   19,747,312
                                               ------------
    Unrealized appreciation (depreciation) on:
      Investments--net........................  801,059,849
      Futures contracts--net..................    1,699,124  802,758,973
                                               ------------ ------------
    Net gain (loss)...........................               822,506,285
                                                            ------------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................              $873,878,573
                                                            ============

(a)Includes income on securities loaned of $76,864.

                See accompanying notes to financial statements.

                                    MSF-162

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                       YEAR ENDED      YEAR ENDED
                                                                      DECEMBER 31,    DECEMBER 31,
                                                                          2003            2002
                                                                     --------------  --------------
FROM OPERATIONS
  Net investment income............................................. $   51,372,288  $   42,014,415
  Net realized gain (loss)..........................................     19,747,312     (48,364,786)
  Unrealized appreciation (depreciation)............................    802,758,973    (831,143,017)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................    873,878,573    (837,493,388)
                                                                     --------------  --------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................    (51,240,208)    (27,671,646)
    Class B.........................................................     (2,052,849)       (325,006)
    Class E.........................................................       (793,635)        (29,386)
                                                                     --------------  --------------
                                                                        (54,086,692)    (28,026,038)
                                                                     --------------  --------------
   Net realized gain
    Class A.........................................................              0     (26,829,465)
    Class B.........................................................              0        (330,942)
    Class E.........................................................              0         (28,492)
                                                                     --------------  --------------
                                                                                  0     (27,188,899)
                                                                     --------------  --------------
  TOTAL DISTRIBUTIONS...............................................    (54,086,692)    (55,214,937)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    666,108,719      50,102,031
                                                                     --------------  --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  1,485,900,600    (842,606,294)

NET ASSETS
  Beginning of the period...........................................  2,840,015,087   3,682,621,381
                                                                     --------------  --------------
  End of the period................................................. $4,325,915,687  $2,840,015,087
                                                                     ==============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $   38,996,391  $   41,710,795
                                                                     ==============  ==============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                       YEAR ENDED                  YEAR ENDED
                                                                    DECEMBER 31, 2003           DECEMBER 31, 2002
                                                               --------------------------  --------------------------
                                                                  SHARES          $           SHARES          $
                                                               -----------  -------------  -----------  -------------
CLASS A
  Sales.......................................................  14,793,849  $ 380,896,202   23,224,265  $ 606,434,676
  Shares issued through acquisition...........................  15,918,775    416,481,821            0              0
  Reinvestments...............................................   2,186,949     51,240,208    1,839,389     54,501,111
  Redemptions................................................. (15,819,420)  (402,411,675) (28,416,629)  (722,923,564)
                                                               -----------  -------------  -----------  -------------
  Net increase (decrease).....................................  17,080,153  $ 446,206,556   (3,352,975) $ (61,987,777)
                                                               ===========  =============  ===========  =============
CLASS B
  Sales.......................................................   6,102,933  $ 154,504,853    4,371,786  $ 110,460,584
  Reinvestments...............................................      89,410      2,052,849       22,572        655,948
  Redemptions.................................................  (1,311,911)   (33,657,771)  (1,112,938)   (26,600,352)
                                                               -----------  -------------  -----------  -------------
  Net increase (decrease).....................................   4,880,432  $ 122,899,931    3,281,420  $  84,516,180
                                                               ===========  =============  ===========  =============
CLASS E
  Sales.......................................................   4,112,150  $ 106,369,821    1,237,142  $  31,181,383
  Reinvestments...............................................      33,974        793,635        1,958         57,878
  Redemptions.................................................    (392,975)   (10,161,224)    (142,213)    (3,665,633)
                                                               -----------  -------------  -----------  -------------
  Net increase (decrease).....................................   3,753,149  $  97,002,232    1,096,887  $  27,573,628
                                                               ===========  =============  ===========  =============
  Increase (decrease) derived from capital share transactions.  25,713,734  $ 666,108,719    1,025,332  $  50,102,031
                                                               ===========  =============  ===========  =============

                See accompanying notes to financial statements.

                                    MSF-163

METROPOLITAN SERIES FUND, INC.

 METLIFE STOCK INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                    CLASS A
                                                          ----------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                          ----------------------------------------------------------
                                                             2003        2002        2001        2000        1999
                                                          ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $    23.41  $    30.60  $    35.26  $    40.59  $    35.38
                                                          ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................       0.38        0.35        0.33        0.34        0.37
  Net realized and unrealized gain (loss) on investments.       6.11       (7.09)      (4.59)      (4.07)       6.89
                                                          ----------  ----------  ----------  ----------  ----------
  Total from investment operations.......................       6.49       (6.74)      (4.26)      (3.73)       7.26
                                                          ----------  ----------  ----------  ----------  ----------
LESS DISTRIBUTIONS
  Distributions from net investment income...............      (0.45)      (0.23)      (0.09)      (0.35)      (0.36)
  Distributions from net realized capital gains..........       0.00       (0.22)      (0.31)      (1.25)      (1.69)
                                                          ----------  ----------  ----------  ----------  ----------
  Total distributions....................................      (0.45)      (0.45)      (0.40)      (1.60)      (2.05)
                                                          ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD........................... $    29.45  $    23.41  $    30.60  $    35.26  $    40.59
                                                          ==========  ==========  ==========  ==========  ==========
TOTAL RETURN (%).........................................       28.2       (22.3)      (12.2)       (9.3)       20.8
Ratio of operating expenses to average net assets (%)....       0.31        0.31        0.31        0.28        0.29
Ratio of net investment income to average net assets (%).       1.48        1.30        1.02        0.88        1.01
Portfolio turnover rate (%)..............................          1           7           5           7           9
Net assets, end of period (000).......................... $3,931,839  $2,725,874  $3,665,168  $3,999,903  $4,205,202

                                                                         CLASS B                             CLASS E
                                                          ---------------------------------     -----------------------------
                                                              YEAR ENDED     JANUARY 2, 2001(A)     YEAR ENDED     MAY 1, 2001(A)
                                                             DECEMBER 31,         THROUGH          DECEMBER 31,       THROUGH
                                                          -----------------     DECEMBER 31,    -----------------   DECEMBER 31,
                                                            2003      2002          2001          2003      2002        2001
                                                          --------  -------  ------------------ --------  -------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD..................... $  22.92  $ 30.03       $ 33.71       $  23.34  $ 30.54      $33.45
                                                          --------  -------       -------       --------  -------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..................................     0.34     0.23          0.17           0.40     0.31        0.00
  Net realized and unrealized gain (loss) on investments.     5.95    (6.90)        (3.45)          6.02    (7.06)      (2.91)
                                                          --------  -------       -------       --------  -------      ------
  Total from investment operations.......................     6.29    (6.67)        (3.28)          6.42    (6.75)      (2.91)
                                                          --------  -------       -------       --------  -------      ------
LESS DISTRIBUTIONS
  Distributions from net investment income...............    (0.41)   (0.22)        (0.09)         (0.43)   (0.23)       0.00
  Distributions from net realized capital gains..........     0.00    (0.22)        (0.31)          0.00    (0.22)       0.00
                                                          --------  -------       -------       --------  -------      ------
  Total distributions....................................    (0.41)   (0.44)        (0.40)         (0.43)   (0.45)       0.00
                                                          --------  -------       -------       --------  -------      ------
NET ASSET VALUE, END OF PERIOD........................... $  28.80  $ 22.92       $ 30.03       $  29.33  $ 23.34      $30.54
                                                          ========  =======       =======       ========  =======      ======
TOTAL RETURN (%).........................................     27.9    (22.5)         (9.8)(b)       28.0    (22.4)       (8.7)(b)
Ratio of operating expenses to average net assets (%)....     0.56     0.56          0.56 (c)       0.46     0.46        0.46 (c)
Ratio of net investment income to average net assets (%).     1.24     1.17          0.83 (c)       1.34     1.36        0.93 (c)
Portfolio turnover rate (%)..............................        1        7             5              1        7           5
Net assets, end of period (000).......................... $251,793  $88,517       $17,421       $142,284  $25,624      $   33

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-164

METROPOLITAN SERIES FUND, INC.

 MFS INVESTORS TRUST PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--95.5% OF TOTAL NET ASSETS


                                                              VALUE
           SHARES                                            (NOTE 1)
         --------------------------------------------------------------

                     AEROSPACE & DEFENSE--0.7%
              10,250 Lockheed Martin Corp................. $    526,850
               1,100 United Technologies Corp.............      104,247
                                                           ------------
                                                                631,097
                                                           ------------

                     AIR FREIGHT & COURIERS--1.3%
               9,120 FedEx Corp...........................      615,600
               6,497 United Parcel Service, Inc. (Class B)      484,351
                                                           ------------
                                                              1,099,951
                                                           ------------

                     AIRLINES--0.2%
              10,200 Southwest Airlines Co................      164,628
                                                           ------------

                     AUTO COMPONENTS--0.3%
               2,720 Magna International, Inc.............      217,736
                                                           ------------

                     AUTOMOBILES--0.8%
              12,390 Bayerische Motoren Werke AG, (EUR)...      573,696
               3,200 Harley-Davidson, Inc.................      152,096
                                                           ------------
                                                                725,792
                                                           ------------

                     BEVERAGES--1.8%
               7,480 Anheuser-Busch Cos., Inc.............      394,047
              25,499 PepsiCo, Inc.........................    1,188,763
                                                           ------------
                                                              1,582,810
                                                           ------------

                     BIOTECHNOLOGY--0.9%
               8,100 Genzyme Corp. (b)....................      399,654
               6,700 Gilead Sciences, Inc. (b)............      389,538
                                                           ------------
                                                                789,192
                                                           ------------

                     BUILDING PRODUCTS--0.3%
               2,465 American Standard Cos., Inc. (b).....      248,226
                                                           ------------

                     CAPITAL MARKETS--2.8%
               2,785 Goldman Sachs Group, Inc.............      274,963
               4,550 Lehman Brothers Holdings, Inc........      351,351
              21,288 Merrill Lynch & Co., Inc.............    1,248,541
               5,400 State Street Corp....................      281,232
               6,800 The Bank of New York Co., Inc........      225,216
                                                           ------------
                                                              2,381,303
                                                           ------------

                     CHEMICALS--2.6%
               5,749 Air Products & Chemicals, Inc........      303,719
               1,400 Monsanto Co..........................       40,292
               8,740 PPG Industries, Inc..................      559,535
              22,424 Praxair, Inc.........................      856,597
              12,500 The Dow Chemical Co..................      519,625
                                                           ------------
                                                              2,279,768
                                                           ------------

                     COMMERCIAL BANKS--6.9%
              17,657 Bank of America Corp.................    1,420,153
              12,310 Bank One Corp........................      561,213

                                                                 VALUE
           SHARES                                               (NOTE 1)
         -----------------------------------------------------------------

                        COMMERCIAL BANKS--(CONTINUED)
               3,900    Golden West Financial Corp........... $    402,441
               8,989    Mellon Financial Corp................      288,637
               5,300    SunTrust Banks, Inc..................      378,950
              26,750    U.S. Bancorp.........................      796,615
              35,323    Wells Fargo & Co.....................    2,080,171
                                                              ------------
                                                                 5,928,180
                                                              ------------

                        COMMERCIAL SERVICES & SUPPLIES--0.4%
              11,180    Aramark Corp.........................      306,556
                                                              ------------

                        COMMUNICATION EQUIPMENT--2.7%
              90,220    Cisco Systems, Inc. (b)..............    2,191,444
               9,940    Nokia Corp. (ADR)....................      168,980
                                                              ------------
                                                                 2,360,424
                                                              ------------

                        COMPUTER & PERIPHERALS--3.3%
               5,200    Dell, Inc. (b).......................      176,592
              36,834    Hewlett-Packard Co...................      846,077
              19,826    International Business Machines Corp.    1,837,474
                                                              ------------
                                                                 2,860,143
                                                              ------------

                        CONSUMER FINANCE--1.2%
              16,000    American Express Co..................      771,680
              12,230    MBNA Corp............................      303,916
                                                              ------------
                                                                 1,075,596
                                                              ------------

                        DIVERSIFIED FINANCIAL SERVICES--3.4%
              60,372    Citigroup, Inc.......................    2,930,457
                                                              ------------

                        DIVERSIFIED TELECOMMUNICATION SERVICES--1.8%
              20,000    Koninklijke KPN NV, (EUR)............      154,218
              19,200    SBC Communications, Inc..............      500,544
              24,910    Verizon Communications, Inc..........      873,843
                                                              ------------
                                                                 1,528,605
                                                              ------------

                        ELECTRIC UTILITIES--2.3%
              11,240    Dominion Resources, Inc..............      717,449
               1,600    Entergy Corp.........................       91,408
              11,890    Exelon Corp..........................      789,021
               5,700    FirstEnergy Corp.....................      200,640
               4,800    PPL Corp.............................      210,000
                                                              ------------
                                                                 2,008,518
                                                              ------------

                        ELECTRICAL EQUIPMENT--0.8%
               7,140    Emerson Electric Co..................      462,315
               6,040    Rockwell Automation, Inc.............      215,024
                                                              ------------
                                                                   677,339
                                                              ------------

                        ENERGY EQUIPMENT & SERVICES--2.0%
              20,620    Halliburton Co.......................      536,120
               6,125    Noble Corp. (b)......................      219,153
              12,860    Schlumberger, Ltd....................      703,699

 See accompanying notes to statement of investments and financial statements.

                                    MSF-165

METROPOLITAN SERIES FUND, INC.

 MFS INVESTORS TRUST PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)

                                                                   VALUE
         SHARES                                                   (NOTE 1)
       ---------------------------------------------------------------------

                      ENERGY EQUIPMENT & SERVICES-- (CONTINUED)
            10,200    Transocean, Inc.......................... $    244,902
                                                                ------------
                                                                   1,703,874
                                                                ------------

                      FOOD & STAPLES RETAILING--0.7%
            12,800    CVS Corp.................................      462,336
             7,700    Safeway, Inc. (b)........................      168,707
            20,666    Wal-Mart Stores, Inc.....................    1,096,331
                                                                ------------
                                                                   1,727,374
                                                                ------------

                      FOOD PRODUCTS--0.2%
            12,210    Archer-Daniels-Midland Co................      185,836
                                                                ------------

                      HEALTH CARE EQUIPMENT & SUPPLIES--2.0%
             2,700    Applera Corp.--Applied Biosystems Group..       55,917
            19,230    Baxter International, Inc................      586,900
             2,550    C.R. Bard, Inc...........................      207,187
            15,260    Guidant Corp.............................      918,652
                                                                ------------
                                                                   1,768,656
                                                                ------------

                      HEALTH CARE PROVIDERS & SERVICES--2.3%
            15,030    AmerisourceBergen Corp...................      843,935
             4,300    Cardinal Health, Inc.....................      262,988
             3,100    HCA, Inc.................................      133,176
            46,000    Tenet Healthcare Corp. (b)...............      738,300
                                                                ------------
                                                                   1,978,399
                                                                ------------

                      HOTELS, RESTAURANTS & LEISURE--0.5%
            11,120    McDonald's Corp..........................      276,109
             4,240    Starwood Hotels & Resorts Worldwide, Inc.
                       (Class B)...............................      152,513
                                                                ------------
                                                                     428,622
                                                                ------------

                      HOUSEHOLD DURABLES--0.6%
            23,640    Newell Rubbermaid, Inc...................      538,283
                                                                ------------

                      HOUSEHOLD PRODUCTS--3.3%
             6,100    Colgate-Palmolive Co.....................      305,305
             7,460    Kimberly-Clark Corp......................      440,811
            25,810    Reckitt Benckiser, Plc., (GBP)...........      582,352
            14,853    The Procter & Gamble Co..................    1,483,518
                                                                ------------
                                                                   2,811,986
                                                                ------------

                      IT SERVICES--0.4%
            14,700    Accenture, Ltd. (Class A) (b)............      386,904
                                                                ------------

                      INDUSTRIAL CONGLOMERATES--4.1%
            81,024    General Electric Co......................    2,510,124
            37,400    Tyco International, Ltd..................      991,100
                                                                ------------
                                                                   3,501,224
                                                                ------------

                      INSURANCE--2.9%
            14,341    American International Group, Inc........      950,521
             5,270    Hartford Financial Services Group, Inc...      311,088

                                                                 VALUE
        SHARES                                                  (NOTE 1)
      --------------------------------------------------------------------

                  INSURANCE--(CONTINUED)
            6,230 Marsh & McLennan Cos., Inc................. $    298,355
            7,250 The Chubb Corp.............................      493,725
            5,340 XL Capital, Ltd. (Class A).................      414,117
                                                              ------------
                                                                 2,467,806
                                                              ------------

                  INTERNET & CATALOG RETAIL--0.1%
            3,610 InterActiveCorp (b)........................      122,487
                                                              ------------

                  MACHINERY--1.0%
            2,400 Danaher Corp...............................      220,200
            3,200 Eaton Corp.................................      345,536
            3,830 Illinois Tool Works, Inc...................      321,375
                                                              ------------
                                                                   887,111
                                                              ------------

                  MEDIA--7.7%
           21,938 Clear Channel Communications, Inc..........    1,027,357
           29,882 Comcast Corp. (Class A)....................      982,221
            6,988 EchoStar Communications Corp. (Class A) (b)      237,592
            4,228 Gannett Co., Inc...........................      376,969
           22,179 New York Times Co. (Class A)...............    1,059,934
            9,800 The Walt Disney Co.........................      228,634
           60,468 Time Warner, Inc. (b)......................    1,087,819
           37,151 Viacom, Inc. (Class B).....................    1,648,761
                                                              ------------
                                                                 6,649,287
                                                              ------------

                  METALS & MINING--0.3%
           27,000 BHP Billiton, Plc., (GBP)..................      235,198
                                                              ------------

                  MULTILINE RETAIL--3.3%
           10,480 Kohl's Corp. (b)...........................      470,971
           22,496 Target Corp................................      863,847
           15,500 The May Department Stores Co...............      450,585
                                                              ------------
                                                                 1,785,403
                                                              ------------

                  OFFICE ELECTRONICS--0.4%
           25,300 Xerox Corp. (b)............................      349,140
                                                              ------------

                  OIL & GAS--4.6%
            3,543 BP, Plc. (ADR).............................      174,847
            6,670 Encana Corp., (CAD)........................      263,218
            3,430 Encana Corp................................      135,279
           55,310 Exxon Mobil Corp...........................    2,267,710
            4,650 Total S.A. (ADR)...........................      430,172
           19,840 Unocal Corp................................      730,707
                                                              ------------
                                                                 4,001,933
                                                              ------------

                  PHARMACEUTICALS--9.3%
           15,247 Abbott Laboratories........................      710,510
           11,380 AstraZeneca, Plc., (GBP)...................      544,412
           40,871 Johnson & Johnson..........................    2,111,396
           24,180 Novartis AG, (CHF).........................    1,097,315
           27,625 Pfizer, Inc................................      975,991
            6,400 Roche Holdings AG, (CHF)...................      645,276
           43,490 Schering-Plough Corp.......................      756,291

 See accompanying notes to statement of investments and financial statements.

                                    MSF-166

METROPOLITAN SERIES FUND, INC.

 MFS INVESTORS TRUST PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)

                                                              VALUE
           SHARES                                            (NOTE 1)
         --------------------------------------------------------------

                     PHARMACEUTICALS--(CONTINUED)
              28,905 Wyeth................................ $  1,227,017
                                                           ------------
                                                              8,068,208
                                                           ------------

                     ROAD & RAIL--1.5%
               8,447 Canadian National Railway Co.........      534,526
              11,560 Union Pacific Corp...................      803,189
                                                           ------------
                                                              1,337,715
                                                           ------------

                     SEMICONDUCTORS & EQUIPMENT--2.6%
              13,920 Analog Devices, Inc. (b).............      635,448
              35,400 Intel Corp...........................    1,139,880
               7,450 STMicroelectronics NV (ADR)..........      201,224
               8,441 Texas Instruments, Inc...............      247,997
                                                           ------------
                                                              2,224,549
                                                           ------------

                     SOFTWARE--4.1%
               5,200 Amdocs, Ltd. (b).....................      116,896
             116,872 Microsoft Corp.......................    3,218,655
               6,147 VERITAS Software Corp. (b)...........      228,422
                                                           ------------
                                                              3,563,973
                                                           ------------

                     SPECIALTY RETAIL--2.0%
              30,670 The Home Depot, Inc..................    1,088,478
              30,360 TJX Cos., Inc........................      669,438
                                                           ------------
                                                              1,757,916
                                                           ------------

                     THRIFTS & MORTGAGE FINANCE--2.1%
              24,516 Federal National Mortgage Association    1,840,171
                                                           ------------

                     TOBACCO--1.9%
              29,655 Altria Group, Inc....................    1,613,825
                                                           ------------

                     TRADING COMPANIES & DISTRIBUTORS--0.4%
               6,400 W.W. Grainger, Inc...................      303,296
                                                           ------------

                     WIRELESS TELECOMMUNICATION SERVICES--0.7%
              47,990 AT&T Wireless Services, Inc. (b).....      383,440
              33,740 Sprint Corp. (PCS Group) (b).........      189,619
                                                           ------------
                                                                573,059
                                                           ------------
                     Total Common Stocks
                      (Identified Cost $73,866,678).......   82,608,556
                                                           ------------

         PREFERRED STOCKS--0.3%
         --------------------------------------------------------------

                     AUTOMOBILES--0.3%
                 510 Porsche AG, (EUR)....................      302,344
                                                           ------------
                     Total Preferred Stocks
                      (Identified Cost $220,706)..........      302,344
                                                           ------------

        SHORT TERM INVESTMENTS--6.8%
           FACE                                               VALUE
          AMOUNT                                             (NOTE 1)
        ---------------------------------------------------------------

                   DISCOUNT NOTES--6.8%
        $5,865,000 Federal Home Loan Bank 0.750%, 01/02/04 $ 5,864,878
                                                           -----------
                   Total Short Term Investments
                    (Identified Cost $5,864,878)..........   5,864,878
                                                           -----------
                   Total Investments--102.6%
                    (Identified Cost $79,952,262) (a).....  88,775,778
                   Other assets less liabilities..........  (2,308,572)
                                                           -----------
                   TOTAL NET ASSETS--100%................. $86,467,206
                                                           ===========

 See accompanying notes to statement of investments and financial statements.

                                    MSF-167

METROPOLITAN SERIES FUND, INC.

 MFS INVESTORS TRUST PORTFOLIO




STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

     ASSETS
       Investments at value........................            $88,775,778
       Cash........................................                  2,984
       Foreign cash at value
        (Identified cost $1,391)...................                  1,413
       Receivable for:
        Securities sold............................                 63,875
        Fund shares sold...........................                134,822
        Dividends..................................                109,595
        Foreign taxes..............................                  3,298
                                                               -----------
         Total Assets..............................             89,091,765
     LIABILITIES
       Payable for:
        Fund shares redeemed....................... $  105,140
        Securities purchased.......................  2,395,190
        Withholding taxes..........................        219
       Accrued expenses:
        Management fees............................     75,500
        Service and distribution fees..............     11,313
        Deferred trustees fees.....................      6,250
        Other expenses.............................     30,947
                                                    ----------
         Total Liabilities.........................              2,624,559
                                                               -----------
     NET ASSETS....................................            $86,467,206
                                                               ===========
       Net assets consist of:
        Capital paid in............................            $83,351,257
        Undistributed net investment income........                313,171
        Accumulated net realized gains (losses)....             (6,020,920)
        Unrealized appreciation (depreciation) on
         investments and foreign currency..........              8,823,698
                                                               -----------
     NET ASSETS....................................            $86,467,206
                                                               ===========
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per share
      ($25,430,782 divided by 3,075,554 shares
      outstanding).................................            $      8.27
                                                               ===========
     CLASS B
     Net asset value and redemption price per share
      ($48,959,744 divided by 5,944,152 shares
      outstanding).................................            $      8.24
                                                               ===========
     CLASS E
     Net asset value and redemption price per share
      ($12,076,680 divided by 1,463,321 shares
      outstanding).................................            $      8.25
                                                               ===========
     Identified cost of investments................            $79,952,262
                                                               ===========


STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

     INVESTMENT INCOME
       Dividends...............................              $   949,289(a)
       Interest................................                   32,003
                                                             -----------
                                                                 981,292
     EXPENSES
       Management fees......................... $   445,734
       Service and distribution fees--Class B..      73,366
       Service and distribution fees--Class E..      11,520
       Directors' fees and expenses............      18,314
       Custodian...............................     157,213
       Audit and tax services..................      22,300
       Legal...................................       1,582
       Printing................................      12,672
       Insurance...............................         913
       Miscellaneous...........................       3,141
                                                -----------
       Total expenses before reductions........     746,755
       Less expense reduction..................     (12,283)
       Less expenses assumed by the investment
        adviser................................     (80,144)     654,328
                                                -----------  -----------
     NET INVESTMENT INCOME.....................                  326,964
                                                             -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................   1,185,092
       Foreign currency transactions--net......      48,958    1,234,050
                                                -----------
     Unrealized appreciation (depreciation) on:
       Investments--net........................  11,392,647
       Foreign currency transactions--net......         (99)  11,392,548
                                                -----------  -----------
     Net gain (loss)...........................               12,626,598
                                                             -----------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................              $12,953,562
                                                             ===========

(a)Net of foreign taxes of $7,433.

                See accompanying notes to financial statements.

                                    MSF-168

METROPOLITAN SERIES FUND, INC.

 MFS INVESTORS TRUST PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED   YEAR ENDED
                                                                     DECEMBER 31, DECEMBER 31,
                                                                         2003         2002
                                                                     ------------ ------------
FROM OPERATIONS
  Net investment income............................................. $   326,964  $   173,901
  Net realized gain (loss)..........................................   1,234,050   (3,636,172)
  Unrealized appreciation (depreciation)............................  11,392,548   (2,870,400)
                                                                     -----------  -----------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  12,953,562   (6,332,671)
                                                                     -----------  -----------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................     (69,575)    (104,842)
    Class B.........................................................     (61,691)           0
    Class E.........................................................     (17,388)      (7,045)
                                                                     -----------  -----------
  TOTAL DISTRIBUTIONS...............................................    (148,654)    (111,887)
                                                                     -----------  -----------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  36,242,830   18,627,405
                                                                     -----------  -----------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  49,047,738   12,182,847

NET ASSETS
  Beginning of the period...........................................  37,419,468   25,236,621
                                                                     -----------  -----------
  End of the period................................................. $86,467,206  $37,419,468
                                                                     ===========  ===========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $   313,171  $   134,374
                                                                     ===========  ===========

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                     YEAR ENDED               YEAR ENDED
                                                                  DECEMBER 31, 2003        DECEMBER 31, 2002
                                                               ----------------------  ------------------------
                                                                 SHARES        $         SHARES          $
                                                               ---------  -----------  ----------  ------------
CLASS A
  Sales....................................................... 1,028,041  $ 7,546,689   1,761,072  $ 13,515,120
  Reinvestments...............................................    10,157       69,575      12,649       104,842
  Redemptions.................................................  (989,276)  (7,264,425) (1,607,888)  (12,065,526)
                                                               ---------  -----------  ----------  ------------
  Net increase (decrease).....................................    48,922  $   351,839     165,833  $  1,554,436
                                                               =========  ===========  ==========  ============
CLASS B
  Sales....................................................... 4,235,059  $30,793,131   1,826,392  $ 12,849,550
  Reinvestments...............................................     9,019       61,691           0             0
  Redemptions.................................................  (118,378)    (920,056)     (7,940)      (55,359)
                                                               ---------  -----------  ----------  ------------
  Net increase (decrease)..................................... 4,125,700  $29,934,766   1,818,452  $ 12,794,191
                                                               =========  ===========  ==========  ============
CLASS E
  Sales.......................................................   983,212  $ 7,237,028     631,578  $  4,739,277
  Reinvestments...............................................     2,538       17,388         849         7,045
  Redemptions.................................................  (174,208)  (1,298,191)    (65,847)     (467,544)
                                                               ---------  -----------  ----------  ------------
  Net increase (decrease).....................................   811,542  $ 5,956,225     566,580  $  4,278,778
                                                               =========  ===========  ==========  ============
  Increase (decrease) derived from capital share transactions. 4,986,164  $36,242,830   2,550,865  $ 18,627,405
                                                               =========  ===========  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-169

METROPOLITAN SERIES FUND, INC.

 MFS INVESTORS TRUST PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                    CLASS A
                                                             -------------------------------------------------
                                                                                                 APRIL 30, 1999(A)
                                                                   YEAR ENDED DECEMBER 31,            THROUGH
                                                             ----------------------------------    DECEMBER 31,
                                                               2003     2002     2001     2000         1999
                                                             -------  -------  -------  -------  -----------------
NET ASSET VALUE, BEGINNING OF PERIOD........................ $  6.81  $  8.57  $ 10.23  $ 10.26       $ 10.00
                                                             -------  -------  -------  -------       -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income......................................    0.05     0.05     0.05     0.04          0.02
 Net realized and unrealized gain (loss) on investments.....    1.43    (1.78)   (1.67)   (0.06)         0.26
                                                             -------  -------  -------  -------       -------
 Total from investment operations...........................    1.48    (1.73)   (1.62)   (0.02)         0.28
                                                             -------  -------  -------  -------       -------
LESS DISTRIBUTIONS
 Distributions from net investment income...................   (0.02)   (0.03)   (0.04)   (0.01)        (0.02)
                                                             -------  -------  -------  -------       -------
 Total distributions........................................   (0.02)   (0.03)   (0.04)   (0.01)        (0.02)
                                                             -------  -------  -------  -------       -------
NET ASSET VALUE, END OF PERIOD.............................. $  8.27  $  6.81  $  8.57  $ 10.23       $ 10.26
                                                             =======  =======  =======  =======       =======
TOTAL RETURN (%)............................................    21.9    (20.2)   (15.9)    (0.2)          2.9 (b)
Ratio of operating expenses to average net assets before
 expense reductions (%).....................................    0.98     0.90     0.90     0.90          0.90 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).................................    0.96     0.88       --       --            --
Ratio of net investment income to average net assets (%)....    0.68     0.62     0.58     0.51          0.45 (c)
Portfolio turnover rate (%).................................      88       63       86       68            60 (c)
Net assets, end of period (000)............................. $25,431  $20,618  $24,506  $18,422        $6,841
The ratios of operating expenses to average net assets
 without giving effect to the contractual expense agreement
 would have been (%)........................................    1.11     1.34     1.37     1.57          2.03 (c)

                                                                       CLASS B                       CLASS E
                                                             -----------------------     ---------------------------
                                                                          MAY 1, 2002(A)    YEAR ENDED    MAY 1, 2001(A)
                                                              YEAR ENDED     THROUGH       DECEMBER 31,      THROUGH
                                                             DECEMBER 31,  DECEMBER 31,  ---------------   DECEMBER 31,
                                                                 2003          2002        2003    2002        2001
                                                             ------------ -------------- -------  ------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD........................   $  6.80       $  8.13     $  6.81  $ 8.57      $ 9.56
                                                               -------       -------     -------  ------      ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income......................................      0.02          0.01        0.03    0.04        0.01
 Net realized and unrealized gain (loss) on investments.....      1.44         (1.34)       1.43   (1.77)      (1.00)
                                                               -------       -------     -------  ------      ------
 Total from investment operations...........................      1.46         (1.33)       1.46   (1.73)      (0.99)
                                                               -------       -------     -------  ------      ------
LESS DISTRIBUTIONS
 Distributions from net investment income...................     (0.02)         0.00       (0.02)  (0.03)       0.00
                                                               -------       -------     -------  ------      ------
 Total distributions........................................     (0.02)         0.00       (0.02)  (0.03)       0.00
                                                               -------       -------     -------  ------      ------
NET ASSET VALUE, END OF PERIOD..............................   $  8.24       $  6.80     $  8.25  $ 6.81      $ 8.57
                                                               =======       =======     =======  ======      ======
TOTAL RETURN (%)                                                  21.5         (16.4)(b)    21.5   (20.2)      (10.4)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%).....................................      1.23          1.15 (c)    1.13    1.05        1.05 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).................................      1.21          1.13 (c)    1.11    1.03          --
Ratio of net investment income to average net assets (%)....      0.45          0.55 (c)    0.55    0.55        0.26 (c)
Portfolio turnover rate (%).................................        88            63          88      63          86
Net assets, end of period (000).............................   $48,960       $12,365     $12,077  $4,436      $  730
The ratios of operating expenses to average net assets
 without giving effect to the contractual expense agreement
 would have been (%)........................................      1.36          1.59 (c)    1.26    1.49        1.52 (c)

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-170

METROPOLITAN SERIES FUND, INC.

 MFS RESEARCH MANAGERS PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--95.5% OF TOTAL NET ASSETS


                                                             VALUE
           SHARES                                           (NOTE 1)
         -------------------------------------------------------------

                     AEROSPACE & DEFENSE--1.4%
               9,710 Lockheed Martin Corp................ $    499,094
                                                          ------------

                     AIRLINES--0.9%
              19,500 Southwest Airlines Co...............      314,730
                                                          ------------

                     AUTO COMPONENTS--0.5%
               2,140 Magna International, Inc............      171,307
                                                          ------------

                     BEVERAGES--1.6%
               7,880 Diageo, Plc., (GBP).................      103,387
              10,480 PepsiCo, Inc........................      488,577
                                                          ------------
                                                               591,964
                                                          ------------

                     BIOTECHNOLOGY--1.5%
               7,500 Genzyme Corp. (b)...................      370,050
               2,900 Gilead Sciences, Inc. (b)...........      168,606
                                                          ------------
                                                               538,656
                                                          ------------

                     CAPITAL MARKETS--5.6%
              11,710 Franklin Resources, Inc.............      609,623
               1,900 Investors Financial Services Corp...       72,979
              17,900 Janus Capital Group, Inc............      293,739
               4,790 Lehman Brothers Holdings, Inc.......      369,884
              11,930 Merrill Lynch & Co., Inc............      699,694
                                                          ------------
                                                             2,045,919
                                                          ------------

                     CHEMICALS--2.6%
               6,900 Air Products & Chemicals, Inc.......      364,527
              12,620 Lyondell Chemical Co................      213,909
               8,880 The Dow Chemical Co.................      369,142
                                                          ------------
                                                               947,578
                                                          ------------

                     COMMERCIAL BANKS--5.1%
               8,600 Bank of America Corp................      691,698
               7,990 Bank One Corp.......................      364,264
              16,270 Mellon Financial Corp...............      522,430
               5,090 TCF Financial Corp..................      261,371
                                                          ------------
                                                             1,839,763
                                                          ------------

                     COMMERCIAL SERVICES & SUPPLIES--1.3%
               5,280 Corinthian Colleges, Inc. (b).......      293,357
               8,900 Monster Worldwide, Inc. (b).........      195,444
                                                          ------------
                                                               488,801
                                                          ------------

                     COMMUNICATION EQUIPMENT--3.5%
               5,620 Adtran, Inc.........................      174,220
              20,600 Cisco Systems, Inc. (b).............      500,374
              13,450 Netscreen Technologies, Inc. (b)....      332,887
              65,660 Nortel Networks Corp. (b)...........      277,742
                                                          ------------
                                                             1,285,223
                                                          ------------

                                                                 VALUE
        SHARES                                                  (NOTE 1)
      --------------------------------------------------------------------

                  COMPUTER & PERIPHERALS--1.6%
           14,900 Hewlett-Packard Co......................... $    342,253
            2,670 International Business Machines Corp.......      247,456
                                                              ------------
                                                                   589,709
                                                              ------------

                  CONSUMER FINANCE--1.8%
           13,600 American Express Co........................      655,928
                                                              ------------

                  CONTAINERS & PACKAGING--1.0%
           18,660 Smurfit-Stone Container Corp...............      346,516
                                                              ------------

                  DIVERSIFIED FINANCIAL SERVICES--2.9%
           22,058 Citigroup, Inc.............................    1,070,695
                                                              ------------

                  DIVERSIFIED TELECOMMUNICATION SERVICES--1.4%
           17,960 Cincinnati Bell, Inc.......................       90,698
           11,510 Verizon Communications, Inc................      403,771
                                                              ------------
                                                                   494,469
                                                              ------------

                  ELECTRIC UTILITIES--2.0%
            2,760 Dominion Resources, Inc....................      176,171
            2,300 Exelon Corp................................      152,628
            6,490 FirstEnergy Corp...........................      228,448
            4,180 PPL Corp...................................      182,875
                                                              ------------
                                                                   740,122
                                                              ------------

                  ELECTRONIC EQUIPMENT & INSTRUMENTS--1.1%
           11,730 Flextronics International, Ltd. (b)........      174,073
            2,120 Millipore Corp.............................       91,266
            5,550 Thermo Electron Corp. (b)..................      139,860
                                                              ------------
                                                                   405,199
                                                              ------------

                  ENERGY EQUIPMENT & SERVICES--2.6%
           13,271 Global SantaFe Corp........................      329,519
           10,590 Halliburton Co.............................      275,340
            4,600 Noble Corp. (b)............................      164,588
            8,140 Transocean, Inc............................      195,441
                                                              ------------
                                                                   964,888
                                                              ------------

                  FOOD & STAPLES RETAILING--0.5%
            2,300 CVS Corp...................................       83,076
           15,690 Rite Aid Corp..............................       94,768
                                                              ------------
                                                                   177,844
                                                              ------------

                  HEALTH CARE EQUIPMENT & SUPPLIES--3.8%
            2,300 Alcon, Inc.................................      139,242
            6,830 Applera Corp.--Applied Biosystems Group (b)      141,449
           11,290 Baxter International, Inc..................      344,571
            4,430 Fisher Scientific International, Inc.......      183,269
            9,680 Guidant Corp...............................      582,736
                                                              ------------
                                                                 1,391,267
                                                              ------------

                  HEALTH CARE PROVIDERS & SERVICES--2.3%
            2,580 AmerisourceBergen Corp.....................      144,867
            7,650 Caremark Rx, Inc. (b)......................      193,775

 See accompanying notes to statement of investments and financial statements.

                                    MSF-171

METROPOLITAN SERIES FUND, INC.

 MFS RESEARCH MANAGERS PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)

                                                             VALUE
            SHARES                                          (NOTE 1)
          ------------------------------------------------------------

                      HEALTH CARE PROVIDERS & SERVICES--(CONTINUED)
               30,790 Tenet Healthcare Corp. (b)......... $    494,179
                                                          ------------
                                                               832,821
                                                          ------------

                      HOTELS, RESTAURANTS & LEISURE--0.5%
               10,200 Hilton Hotels Corp.................      174,726
                                                          ------------

                      HOUSEHOLD DURABLES--1.0%
               16,480 Newell Rubbermaid, Inc.............      375,250
                                                          ------------

                      HOUSEHOLD PRODUCTS--3.3%
                7,830 Colgate-Palmolive Co...............      391,892
                5,620 Kimberly-Clark Corp................      332,086
                4,965 The Procter & Gamble Co............      495,904
                                                          ------------
                                                             1,219,882
                                                          ------------

                      INDUSTRIAL CONGLOMERATES--3.1%
               12,700 General Electric Co................      393,446
               27,360 Tyco International, Ltd............      725,040
                                                          ------------
                                                             1,118,486
                                                          ------------

                      INSURANCE--2.7%
                9,070 ACE, Ltd...........................      375,679
                5,460 American International Group, Inc..      361,889
                3,180 XL Capital, Ltd. (Class A).........      246,609
                                                          ------------
                                                               984,177
                                                          ------------

                      INTERNET & CATALOG RETAIL--2.0%
                6,000 eBay, Inc. (b).....................      387,540
               10,480 InterActiveCorp (b)................      355,586
                                                          ------------
                                                               743,126
                                                          ------------

                      INTERNET SOFTWARE & SERVICES--0.4%
               13,500 Akamai Technologies, Inc. (b)......      145,125
                                                          ------------

                      MACHINERY--0.4%
                1,440 Eaton Corp.........................      155,491
                                                          ------------

                      MEDIA--6.5%
               11,840 Clear Channel Communications, Inc..      554,467
               14,000 Comcast Corp. (Class A)............      460,180
                8,960 Cumulus Media, Inc. (b)............      197,120
                9,430 Getty Images, Inc. (b).............      472,726
                8,210 Lamar Advertising Co. (Class A) (b)      306,397
                8,564 Viacom, Inc. (Class B).............      380,071
                                                          ------------
                                                             2,370,961
                                                          ------------

                      METALS & MINING--1.0%
               41,430 BHP Billiton, Plc., (GBP)..........      360,899
                                                          ------------

                      MULTI-UTILITIES--0.2%
               16,000 Calpine Corp. (b)..................       76,960
                                                          ------------

                                                            VALUE
            SHARES                                         (NOTE 1)
          -----------------------------------------------------------

                      MULTILINE RETAIL--3.4%
               15,970 Kohl's Corp. (b).................. $    717,692
               13,130 Target Corp.......................      504,192
                                                         ------------
                                                            1,221,884
                                                         ------------

                      OIL & GAS--3.2%
                1,100 Amerada Hess Corp.................       58,487
               64,300 BP, Plc., (GBP)...................      519,948
                4,188 Exxon Mobil Corp..................      171,708
                3,670 Talisman Energy, Inc., (CAD)......      208,781
                5,200 Unocal Corp.......................      191,516
                                                         ------------
                                                            1,150,440
                                                         ------------

                      PAPER & FOREST PRODUCTS--0.9%
                7,000 Boise Cascade Corp................      230,020
                1,800 Bowater, Inc......................       83,358
                                                         ------------
                                                              313,378
                                                         ------------

                      PHARMACEUTICALS--4.9%
               19,250 Johnson & Johnson.................      994,455
               30,150 Schering-Plough Corp..............      524,309
                6,460 Wyeth.............................      274,227
                                                         ------------
                                                            1,792,991
                                                         ------------

                      ROAD & RAIL--1.3%
                6,630 Union Pacific Corp................      460,652
                                                         ------------

                      SEMICONDUCTORS & EQUIPMENT--4.0%
              112,000 Agere Systems, Inc. (Class B).....      324,800
               10,300 Intel Corp........................      331,660
                4,400 Marvell Technology Group, Ltd. (b)      166,892
                4,970 Novellus Systems, Inc. (b)........      208,988
               15,480 STMicroelectronics NV (ADR).......      418,115
                                                         ------------
                                                            1,450,455
                                                         ------------

                      SOFTWARE--4.9%
               25,150 Amdocs, Ltd. (b)..................      565,372
               39,450 Microsoft Corp....................    1,086,453
                9,950 Network Associates, Inc. (b)......      149,648
                   20 Symantec Corp. (b)................          693
                                                         ------------
                                                            1,802,166
                                                         ------------

                      SPECIALTY RETAIL--1.3%
                4,360 Hot Topic, Inc. (b)...............      128,446
                9,360 The Home Depot, Inc...............      332,186
                                                         ------------
                                                              460,632
                                                         ------------

                      TEXTILES, APPARELS & LUXURY GOODS--0.4%
                4,140 Reebok International, Ltd.........      162,785
                                                         ------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-172

METROPOLITAN SERIES FUND, INC.

 MFS RESEARCH MANAGERS PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)

                                                           VALUE
             SHARES                                       (NOTE 1)
           ---------------------------------------------------------

                       THRIFTS & MORTGAGE FINANCE--1.3%
                 8,020 Federal Home Loan Mortgage Corp. $    467,726
                                                        ------------

                       TOBACCO--2.0%
                13,370 Altria Group, Inc...............      727,595
                                                        ------------

                       WIRELESS TELECOMMUNICATION SERVICES--1.8%
                38,470 AT&T Wireless Services, Inc. (b)      307,375
                62,620 Sprint Corp. (PCS Group) (b)....      351,925
                                                        ------------
                                                             659,300
                                                        ------------
                       Total Common Stocks
                        (Identified Cost $31,617,488)..   34,787,580
                                                        ------------

           PREFERRED STOCKS--0.1%
           ---------------------------------------------------------

                       OIL & GAS--0.1%
                   480 Amerada Hess Corp...............       26,328
                                                        ------------
                       Total Preferred Stocks
                        (Identified Cost $24,000)......       26,328
                                                        ------------

        SHORT TERM INVESTMENTS--4.7%
           FACE                                               VALUE
          AMOUNT                                             (NOTE 1)
        ---------------------------------------------------------------

                   DISCOUNT NOTES--4.7%
        $1,724,000 Federal Home Loan Bank 0.750%, 01/02/04 $ 1,723,964
                                                           -----------
                   Total Short Term Investments
                    (Identified Cost $1,723,964)..........   1,723,964
                                                           -----------
                   Total Investments--100.3%
                    (Identified Cost $33,365,452) (a).....  36,537,872
                   Other assets less liabilities..........    (117,710)
                                                           -----------
                   TOTAL NET ASSETS--100%................. $36,420,162
                                                           ===========

 See accompanying notes to statement of investments and financial statements.

                                    MSF-173

METROPOLITAN SERIES FUND, INC.

 MFS RESEARCH MANAGERS PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

     ASSETS
       Investments at value........................          $ 36,537,872
       Cash........................................                   851
       Foreign cash at value
        (Identified cost $983 )....................                   992
       Receivable for:
        Securities sold............................               418,983
        Fund shares sold...........................               111,599
        Dividends..................................                42,005
        Foreign taxes..............................                 3,525
        Due from investment adviser................                 8,145
                                                             ------------
         Total Assets..............................            37,123,972
     LIABILITIES
       Payable for:
        Fund shares redeemed....................... $ 67,299
        Securities purchased.......................  589,079
       Accrued expenses:
        Management fees............................   12,059
        Service and distribution fees..............      673
        Deferred trustees fees.....................    6,168
        Other expenses.............................   28,532
                                                    --------
         Total Liabilities.........................               703,810
                                                             ------------
     NET ASSETS....................................          $ 36,420,162
                                                             ============
       Net assets consist of:
        Capital paid in............................          $ 55,696,637
        Undistributed net investment income........               155,829
        Accumulated net realized gains (losses)....           (22,605,464)
        Unrealized appreciation (depreciation) on
         investments and foreign currency..........             3,173,160
                                                             ------------
     NET ASSETS....................................          $ 36,420,162
                                                             ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per share
      ($30,822,507 divided by 3,660,367 shares of
      beneficial interest).........................          $       8.42
                                                             ============
     CLASS B
     Net asset value and redemption price per share
      ($128,003 divided by 15,287 shares of
      beneficial interest).........................          $       8.37
                                                             ============
     CLASS E
     Net asset value and redemption price per share
      ($5,469,652 divided by 652,547 shares of
      beneficial interest).........................          $       8.38
                                                             ============
     Identified cost of investments................          $ 33,365,452
                                                             ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

      INVESTMENT INCOME
        Dividends...............................             $  525,734(a)
        Interest................................                 13,488
                                                             ----------
                                                                539,222
      EXPENSES
        Management fees......................... $  237,348
        Service and distribution fees--Class B..        101
        Service and distribution fees--Class E..      5,199
        Directors' fees and expenses............     18,294
        Custodian...............................    114,251
        Audit and tax services..................     22,300
        Legal...................................        849
        Printing................................     10,794
        Insurance...............................        718
        Miscellaneous...........................      2,998
                                                 ----------
        Total expenses before reductions........    412,852
        Expense reductions......................    (11,548)
        Less expenses assumed by the investment
         adviser................................   (100,445)    300,859
                                                 ----------  ----------
      NET INVESTMENT INCOME.....................                238,363
                                                             ----------
      REALIZED AND UNREALIZED GAIN (LOSS)
      Realized gain (loss) on:
        Investments--net........................    686,827
        Foreign currency transactions--net......    152,264     839,091
                                                 ----------
      Unrealized appreciation (depreciation) on:
        Investments--net........................  5,896,350
        Foreign currency transactions--net......        266   5,896,616
                                                 ----------  ----------
      Net gain (loss)...........................              6,735,707
                                                             ----------
      NET INCREASE (DECREASE) IN NET ASSETS
       FROM OPERATIONS..........................             $6,974,070
                                                             ==========

(a)Net of foreign taxes of $4,519.

                See accompanying notes to financial statements.

                                    MSF-174

METROPOLITAN SERIES FUND, INC.

 MFS RESEARCH MANAGERS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED   YEAR ENDED
                                                                     DECEMBER 31, DECEMBER 31,
                                                                         2003         2002
                                                                     ------------ ------------
FROM OPERATIONS
  Net investment income............................................. $   238,363  $    203,679
  Net realized gain (loss)..........................................     839,091    (9,478,531)
  Unrealized appreciation (depreciation)............................   5,896,616      (858,211)
                                                                     -----------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   6,974,070   (10,133,063)
                                                                     -----------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................    (251,348)      (59,155)
    Class E.........................................................     (22,115)       (1,315)
                                                                     -----------  ------------
  TOTAL DISTRIBUTIONS...............................................    (273,463)      (60,470)
                                                                     -----------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.     169,644    (2,824,802)
                                                                     -----------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   6,870,251   (13,018,335)

NET ASSETS
  Beginning of the period...........................................  29,549,911    42,568,246
                                                                     -----------  ------------
  End of the period................................................. $36,420,162  $ 29,549,911
                                                                     ===========  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $   155,829  $    192,169
                                                                     ===========  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2003         DECEMBER 31, 2002
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  1,229,378  $  9,128,622   1,871,022  $ 14,400,470
  Reinvestments...............................................     36,586       251,348       6,602        59,155
  Redemptions................................................. (1,619,941)  (11,929,995) (2,531,503)  (19,328,287)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................   (353,977) $ (2,550,025)   (653,879) $ (4,868,662)
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................     15,595  $    120,220           0  $          0
  Redemptions.................................................       (308)       (2,395)          0             0
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................     15,287  $    117,825           0  $          0
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................    438,897  $  3,287,683     295,833  $  2,296,885
  Reinvestments...............................................      3,233        22,115         147         1,315
  Redemptions.................................................    (92,859)     (707,954)    (34,533)     (254,340)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    349,271  $  2,601,844     261,447  $  2,043,860
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.     10,581  $    169,644    (392,432) $ (2,824,802)
                                                               ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-175

METROPOLITAN SERIES FUND, INC.

 MFS RESEARCH MANAGERS PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                                               CLASS A
                                                        -------------------------------------------------
                                                                                            APRIL 30, 1999(A)
                                                              YEAR ENDED DECEMBER 31,            THROUGH
                                                        ----------------------------------    DECEMBER 31,
                                                          2003     2002     2001     2000         1999
                                                        -------  -------  -------  -------  -----------------
NET ASSET VALUE, BEGINNING OF PERIOD................... $  6.85  $  9.04  $ 11.54  $ 11.98       $10.00
                                                        -------  -------  -------  -------       ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income.................................    0.06     0.05     0.01     0.02         0.00
 Net realized and unrealized gain (loss) on investments    1.58    (2.23)   (2.42)   (0.45)        1.98
                                                        -------  -------  -------  -------       ------
 Total from investment operations......................    1.64    (2.18)   (2.41)   (0.43)        1.98
                                                        -------  -------  -------  -------       ------
LESS DISTRIBUTIONS
 Distributions from net investment income..............   (0.07)   (0.01)    0.00    (0.01)        0.00
 Distributions from net realized capital gains.........    0.00     0.00    (0.09)    0.00         0.00
                                                        -------  -------  -------  -------       ------
 Total distributions...................................   (0.07)   (0.01)   (0.09)   (0.01)        0.00
                                                        -------  -------  -------  -------       ------
NET ASSET VALUE, END OF PERIOD......................... $  8.42  $  6.85  $  9.04  $ 11.54       $11.98
                                                        =======  =======  =======  =======       ======
TOTAL RETURN (%).......................................    24.1    (24.1)   (21.0)    (3.6)        19.8 (b)
Ratio of operating expenses to average net assets
 before expense reductions (%).........................    0.97     0.90     0.90     0.90         0.90 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d)......................    0.93     0.83     0.90     0.90           --
Ratio of net investment income to average net assets
 (%)...................................................    0.77     0.58     0.14     0.09        (0.06)(c)
Portfolio turnover rate (%)............................     138      112       98       83           84 (c)
Net assets, end of period (000)........................ $30,823  $27,483  $42,191  $53,910       $6,872
The ratios of operating expenses to average net assets
 without giving effect to the contractual expense
 agreement would have been (%).........................    1.29     1.14     1.06     1.25         2.03 (c)

                                                             CLASS B                 CLASS E
                                                        ----------------- --------------------------
                                                        APRIL 23, 2003(A)   YEAR ENDED    MAY 1, 2001(A)
                                                             THROUGH       DECEMBER 31,      THROUGH
                                                          DECEMBER 31,    --------------   DECEMBER 31,
                                                              2003         2003    2002        2001
                                                        ----------------- ------  ------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD...................       $7.03       $ 6.82  $ 9.01      $10.52
                                                              -----       ------  ------      ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income.................................        0.01         0.05    0.03        0.02
 Net realized and unrealized gain (loss) on investments        1.33         1.57   (2.21)      (1.53)
                                                              -----       ------  ------      ------
 Total from investment operations......................        1.34         1.62   (2.18)      (1.51)
                                                              -----       ------  ------      ------
LESS DISTRIBUTIONS
 Distributions from net investment income..............        0.00        (0.06)  (0.01)       0.00
                                                              -----       ------  ------      ------
 Total distributions...................................        0.00        (0.06)  (0.01)       0.00
                                                              -----       ------  ------      ------
NET ASSET VALUE, END OF PERIOD.........................       $8.37       $ 8.38  $ 6.82      $ 9.01
                                                              =====       ======  ======      ======
TOTAL RETURN (%).......................................        19.1(b)      23.9   (24.2)      (14.4)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%).........................        1.22(c)      1.12    1.05        1.05 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d)......................        1.18(c)      1.08    0.98        1.05 (c)
Ratio of net investment income to average net assets
 (%)...................................................        0.46(c)      0.61    0.57        0.08 (c)
Portfolio turnover rate (%)............................         138          138     112          98
Net assets, end of period (000)........................       $ 128       $5,470  $2,067      $  377
The ratios of operating expenses to average net assets
 without giving effect to the contractual expense
 agreement would have been (%).........................        1.54(c)      1.44    1.29        1.21 (c)

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-176

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--97.3% OF TOTAL NET ASSETS


                                                                    VALUE
      SHARES                                                       (NOTE 1)
   -------------------------------------------------------------------------------

                   AEROSPACE & DEFENSE--1.1%
        222,800    United Technologies Corp.................... $    21,114,756
                                                                ---------------

                   AIR FREIGHT & COURIERS--0.3%
        179,600    Expeditors International of Washington, Inc.       6,763,736
                                                                ---------------

                   BEVERAGES--1.2%
        451,900    The Coca-Cola Co............................      22,933,925
                                                                ---------------

                   BIOTECHNOLOGY--1.9%
        409,400    Amgen, Inc. (b).............................      25,300,920
        188,100    Gilead Sciences, Inc. (b)...................      10,936,134
                                                                ---------------
                                                                     36,237,054
                                                                ---------------

                   CAPITAL MARKETS--3.3%
        743,100    Ameritrade Holding Corp. (b)................      10,455,417
        189,200    Franklin Resources, Inc.....................       9,849,752
        325,300    Lehman Brothers Holdings, Inc...............      25,119,666
        315,500    Merrill Lynch & Co., Inc....................      18,504,075
                                                                ---------------
                                                                     63,928,910
                                                                ---------------

                   CHEMICALS--2.9%
        347,900    E. I. du Pont de Nemours & Co...............      15,965,131
        783,900    Praxair, Inc................................      29,944,980
        261,100    The Dow Chemical Co.........................      10,853,927
                                                                ---------------
                                                                     56,764,038
                                                                ---------------

                   COMMERCIAL BANKS--3.1%
        300,000    Bank of America Corp........................      24,129,000
        428,600    Wachovia Corp...............................      19,968,474
        266,700    Wells Fargo & Co............................      15,705,963
                                                                ---------------
                                                                     59,803,437
                                                                ---------------

                   COMMERCIAL SERVICES & SUPPLIES--0.2%
        177,123    Cendant Corp. (b)...........................       3,944,529
                                                                ---------------

                   COMMUNICATION EQUIPMENT--2.1%
      1,676,600    Cisco Systems, Inc. (b).....................      40,724,614
                                                                ---------------

                   COMPUTER & PERIPHERALS--3.5%
        820,600    Dell, Inc. (b)..............................      27,867,576
        614,700    EMC Corp....................................       7,941,924
        973,604    Hewlett-Packard Co..........................      22,363,684
        517,000    Seagate Technology..........................       9,771,300
                                                                ---------------
                                                                     67,944,484
                                                                ---------------

                   CONSUMER FINANCE--2.3%
        620,400    American Express Co.........................      29,921,892
        364,700    SLM Corp....................................      13,741,896
                                                                ---------------
                                                                     43,663,788
                                                                ---------------

                   DIVERSIFIED FINANCIAL SERVICES--2.8%
      1,124,664    Citigroup, Inc..............................      54,591,191
                                                                ---------------

                   DIVERSIFIED TELECOMMUNICATION SERVICES--2.6%
      1,295,700    SBC Communications, Inc.....................      33,778,899

                                                                  VALUE
         SHARES                                                  (NOTE 1)
      -----------------------------------------------------------------------

                      DIVERSIFIED TELECOMMUNICATION SERVICES--(CONTINUED)
           495,000    Verizon Communications, Inc............ $    17,364,600
                                                              ---------------
                                                                   51,143,499
                                                              ---------------

                      ELECTRICAL EQUIPMENT--0.5%
           409,100    American Power Conversion Corp.........      10,002,495
                                                              ---------------

                      ELECTRONIC EQUIPMENT & INSTRUMENTS--0.9%
           580,300    Agilent Technologies, Inc. (b).........      16,967,972
                                                              ---------------

                      ENERGY EQUIPMENT & SERVICES--1.7%
           587,900    Halliburton Co.........................      15,285,400
           421,900    Nabors Industries, Ltd. (b)............      17,508,850
                                                              ---------------
                                                                   32,794,250
                                                              ---------------

                      FOOD & STAPLES RETAILING--0.6%
           218,340    Wal-Mart Stores........................      11,582,937
                                                              ---------------

                      FOOD PRODUCTS--0.3%
           174,900    Dean Foods Co. (b).....................       5,748,963
                                                              ---------------

                      FOREST PRODUCTS & PAPER--1.1%
           492,700    International Paper Co.................      21,240,297
                                                              ---------------

                      HEALTH CARE EQUIPMENT & SUPPLIES--2.4%
           456,600    Baxter International, Inc..............      13,935,432
           499,400    Becton, Dickinson & Co.................      20,545,316
           249,700    Medtronic, Inc.........................      12,137,917
                                                              ---------------
                                                                   46,618,665
                                                              ---------------

                      HEALTH CARE PROVIDERS & SERVICES--0.9%
           690,300    Caremark Rx, Inc. (b)(c)...............      17,485,299
                                                              ---------------

                      HOTELS, RESTAURANTS & LEISURE--2.7%
           551,800    International Game Technology..........      19,699,260
         1,278,700    McDonald's Corp........................      31,750,121
                                                              ---------------
                                                                   51,449,381
                                                              ---------------

                      HOUSEHOLD PRODUCTS--1.3%
           246,800    The Procter & Gamble Co................      24,650,384
                                                              ---------------

                      IT SERVICES--1.0%
           732,900    Accenture, Ltd. (Class A) (b)..........      19,289,928
                                                              ---------------

                      INDUSTRIAL CONGLOMERATES--3.9%
         1,300,400    General Electric Co....................      40,286,392
         1,351,300    Tyco International, Ltd................      35,809,450
                                                              ---------------
                                                                   76,095,842
                                                              ---------------

                      INSURANCE--5.6%
           776,200    American International Group, Inc......      51,446,536
           479,000    Hartford Financial Services Group, Inc.      28,275,370
           854,040    Willis Group Holdings, Ltd. (b)........      29,097,143
                                                              ---------------
                                                                  108,819,049
                                                              ---------------

                      INTERNET & CATALOG RETAIL--2.0%
         1,145,900    InterActiveCorp (b) (c)................      38,880,387
                                                              ---------------

                      INTERNET SOFTWARE & SERVICES--0.5%
           224,500    Yahoo!, Inc. (b).......................      10,140,665
                                                              ---------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-177

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                 VALUE
      SHARES                                                    (NOTE 1)
   -------------------------------------------------------------------------

                MACHINERY--0.5%
        140,500 ITT Industries, Inc......................... $    10,426,505
                                                             ---------------

                MEDIA--7.3%
      1,091,500 Comcast Corp. (Special Class A) (b).........      34,142,120
      1,527,357 Hughes Electronics Corp. (b)................      25,277,750
        825,400 The News Corp., Ltd. (ADR) (b)(c)...........      29,796,940
      1,355,200 The Walt Disney Co..........................      31,616,816
      1,096,100 Time Warner, Inc. (b).......................      19,718,839
                                                             ---------------
                                                                 140,552,465
                                                             ---------------

                METALS & MINING--1.7%
        670,500 Newmont Mining Corp.........................      32,593,005
                                                             ---------------

                MULTILINE RETAIL--0.4%
        173,980 Federated Department Stores, Inc............       8,199,677
                                                             ---------------

                OIL & GAS--5.1%
        391,600 Burlington Resources, Inc...................      21,686,808
        330,400 EOG Resources, Inc..........................      15,254,568
      1,011,300 Exxon Mobil Corp............................      41,463,300
        228,500 Newfield Exploration Co. (b)................      10,177,390
        391,000 XTO Energy, Inc.............................      11,065,300
                                                             ---------------
                                                                  99,647,366
                                                             ---------------

                PAPER & FOREST PRODUCTS--1.2%
        358,900 Weyerhaeuser Co.............................      22,969,600
                                                             ---------------

                PHARMACEUTICALS--7.3%
        362,100 Abbott Laboratories.........................      16,873,860
        113,300 Eli Lilly & Co..............................       7,968,389
        304,200 Johnson & Johnson...........................      15,714,972
        821,400 Novartis AG (ADR) (c).......................      37,694,046
      1,328,425 Pfizer, Inc.................................      46,933,255
        393,200 Wyeth.......................................      16,691,340
                                                             ---------------
                                                                 141,875,862
                                                             ---------------

                SEMICONDUCTORS & EQUIPMENT--7.1%
        333,000 Broadcom Corp. (Class A) (b)................      11,351,970
      1,825,900 Intel Corp..................................      58,793,980
        323,800 National Semiconductor Corp. (b)............      12,760,958
      1,943,312 Taiwan Semiconductor Manufacturing Co., Ltd.
                 (ADR) (b)..................................      19,899,515
        812,800 Teradyne, Inc. (b) (c)......................      20,685,760
        456,800 Texas Instruments, Inc......................      13,420,784
                                                             ---------------
                                                                 136,912,967
                                                             ---------------

                SOFTWARE--3.4%
      1,973,900 Microsoft Corp..............................      54,361,206
        285,000 SAP AG (ADR)................................      11,844,600
                                                             ---------------
                                                                  66,205,806
                                                             ---------------

                                                              VALUE
          SHARES                                             (NOTE 1)
        ----------------------------------------------------------------

                    SPECIALTY RETAIL--4.7%
            282,700 Bed Bath & Beyond, Inc. (b).......... $   12,255,045
            209,500 CarMax, Inc. (b).....................      6,479,835
            411,700 Lowe's Cos., Inc.....................     22,804,063
            845,700 Staples, Inc. (b)....................     23,087,610
            730,100 The Home Depot, Inc..................     25,911,249
                                                          --------------
                                                              90,537,802
                                                          --------------

                    TEXTILES, APPARELS & LUXURY GOODS--1.4%
            388,500 NIKE, Inc. (Class B).................     26,596,710
                                                          --------------

                    THRIFTS & MORTGAGE FINANCE--1.0%
            262,900 Federal National Mortgage Association     19,733,274
                                                          --------------

                    TOBACCO--1.9%
            660,900 Altria Group, Inc....................     35,966,178
                                                          --------------

                    WIRELESS TELECOMMUNICATION SERVICES--1.6%
          1,228,400 Vodafone Group, Plc. (ADR) (c).......     30,759,136
                                                          --------------
                    Total Common Stocks
                     (Identified Cost $1,576,588,454)....  1,884,300,828
                                                          --------------

        PREFERRED STOCKS--0.0%
        ----------------------------------------------------------------

                    MEDIA--0.0%
                  1 The News Corp., Ltd. (ADR)...........             29
                                                          --------------
                    Total Preferred Stocks
                     (Identified Cost $28)...............             29
                                                          --------------

        SHORT TERM INVESTMENTS--2.6%
           FACE
          AMOUNT
        ----------------------------------------------------------------

                    COMMERCIAL PAPER--2.6%
        $ 5,676,000 Caterpillar Financial Services Corp.
                     1.020%, 01/14/04....................      5,673,909
          1,238,000 Caterpillar Financial Services Corp.
                     0.990%, 01/16/04....................      1,237,489
         15,000,000 General Electric Capital Corp.
                     1.030%, 01/09/2004..................     14,996,567
          5,000,000 International Business Machines
                     0.960%, 01/05/2004..................      4,999,467
         20,000,000 Merrill Lynch & Co., Inc.
                     1.040%, 01/06/2004..................     19,997,111
          2,629,000 UBS Finance, Inc. 0.930%, 01/02/04...      2,628,932
                                                          --------------
                                                              49,533,475
                                                          --------------
                    Total Short Term Investments
                     (Identified Cost $49,533,475).......     49,533,475
                                                          --------------
                    Total Investments--99.9%
                     (Identified Cost $1,626,121,957) (a)  1,933,834,332
                    Other assets less liabilities........      2,136,318
                                                          --------------
                    TOTAL NET ASSETS--100%............... $1,935,970,650
                                                          ==============

 See accompanying notes to statement of investments and financial statements.

                                    MSF-178

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

    ASSETS
      Investments at value.....................             $1,933,834,332
      Cash.....................................                    542,211
      Collateral for securities loaned.........                 39,994,024
      Receivable for:
       Securities sold.........................                  7,930,450
       Fund shares sold........................                    200,131
       Dividends...............................                  2,352,082
       Foreign taxes...........................                     51,717
                                                            --------------
        Total Assets...........................              1,984,904,947
    LIABILITIES
      Payable for:
       Fund shares redeemed.................... $   614,896
       Securities purchased....................   7,454,700
       Withholding taxes.......................      22,089
       Return of collateral for securities
        loaned.................................  39,994,024
      Accrued expenses:
       Management fees.........................     783,261
       Service and distribution fees...........       6,993
       Other expenses..........................      58,334
                                                -----------
        Total Liabilities......................                 48,934,297
                                                            --------------
    NET ASSETS.................................             $1,935,970,650
                                                            ==============
      Net assets consist of:
       Capital paid in.........................             $2,329,864,290
       Undistributed net investment income.....                 11,981,144
       Accumulated net realized gains
        (losses)...............................               (713,587,159)
       Unrealized appreciation (depreciation)
        on investments.........................                307,712,375
                                                            --------------
    NET ASSETS.................................             $1,935,970,650
                                                            ==============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per
     share ($1,886,743,623 divided by
     76,484,415 shares outstanding)............             $        24.67
                                                            ==============
    CLASS B
    Net asset value and redemption price per
     share ($14,219,124 divided by
     582,718 shares outstanding)...............             $        24.40
                                                            ==============
    CLASS E
    Net asset value and redemption price per
     share ($35,007,903 divided by
     1,428,864 shares outstanding).............             $        24.50
                                                            ==============
    Identified cost of investments.............             $1,626,121,957
                                                            ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 30, 2003

    INVESTMENT INCOME
      Dividends...............................             $ 22,865,084 (a)
      Interest................................                  648,272 (b)
                                                           ------------
                                                             23,513,356
    EXPENSES
      Management fees......................... $8,408,511
      Service and distribution fees--Class B..     23,313
      Service and distribution fees--Class E..     26,843
      Directors' fees and expenses............     24,080
      Custodian...............................    351,129
      Audit and tax services..................     22,300
      Legal...................................     70,160
      Printing................................    637,920
      Insurance...............................     48,314
      Miscellaneous...........................     14,015
                                               ----------
      Total expenses before reductions........  9,626,585
      Expense reductions......................   (147,230)    9,479,355
                                               ----------  ------------
    NET INVESTMENT INCOME.....................               14,034,001
                                                           ------------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................              (17,451,108)
    Unrealized appreciation (depreciation) on:
      Investments--net........................              459,570,368
                                                           ------------
    Net gain (loss)...........................              442,119,260
                                                           ------------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................             $456,153,261
                                                           ============

(a)Net of foreign taxes of $216,835.
(b)Includes income on securities loaned of $56,775.

                See accompanying notes to financial statements.

                                    MSF-179

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS



                                                                       YEAR ENDED      YEAR ENDED
                                                                      DECEMBER 31,    DECEMBER 31,
                                                                          2003            2002
                                                                     --------------  --------------
FROM OPERATIONS
  Net investment income............................................. $   14,034,001  $   15,541,259
  Net realized gain (loss)..........................................    (17,451,108)   (433,123,149)
  Unrealized appreciation (depreciation)............................    459,570,368    (202,599,961)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................    456,153,261    (620,181,851)
                                                                     --------------  --------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................    (14,570,160)    (11,291,858)
    Class B.........................................................        (58,783)        (22,397)
    Class E.........................................................       (103,186)         (7,091)
                                                                     --------------  --------------
  TOTAL DISTRIBUTIONS...............................................    (14,732,129)    (11,321,346)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    (84,146,550)   (249,999,854)
                                                                     --------------  --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................    357,274,582    (881,503,051)

NET ASSETS
  Beginning of the period...........................................  1,578,696,068   2,460,199,119
                                                                     --------------  --------------
  End of the period................................................. $1,935,970,650  $1,578,696,068
                                                                     ==============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $   11,981,144  $   14,713,701
                                                                     ==============  ==============

OTHER INFORMATION:

CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                       YEAR ENDED                 YEAR ENDED
                                                                   DECEMBER 31, 2003           DECEMBER 31, 2002
                                                               -------------------------  --------------------------
                                                                 SHARES           $          SHARES          $
                                                               ----------  -------------  -----------  -------------
CLASS A
  Sales.......................................................  1,315,400  $  28,007,348    2,280,606  $  49,400,831
  Reinvestments...............................................    743,755     14,570,160      459,579     11,291,858
  Redemptions................................................. (7,395,661)  (154,223,963) (15,405,282)  (324,150,501)
                                                               ----------  -------------  -----------  -------------
  Net increase (decrease)..................................... (5,336,506) $(111,646,455) (12,665,097) $(263,457,812)
                                                               ==========  =============  ===========  =============
CLASS B
  Sales.......................................................    344,246  $   7,377,886      327,689  $   7,071,395
  Reinvestments...............................................      3,028         58,783          919         22,397
  Redemptions.................................................   (107,154)    (2,245,795)     (96,443)    (1,955,711)
                                                               ----------  -------------  -----------  -------------
  Net increase (decrease).....................................    240,120  $   5,190,874      232,165  $   5,138,081
                                                               ==========  =============  ===========  =============
CLASS E
  Sales.......................................................  1,179,574  $  25,531,532      475,305  $   9,961,698
  Reinvestments...............................................      5,297        103,186          290          7,091
  Redemptions.................................................   (154,406)    (3,325,687)     (77,628)    (1,648,912)
                                                               ----------  -------------  -----------  -------------
  Net increase (decrease).....................................  1,030,465  $  22,309,031      397,967  $   8,319,877
                                                               ==========  =============  ===========  =============
  Increase (decrease) derived from capital share transactions. (4,065,921) $ (84,146,550) (12,034,965) $(249,999,854)
                                                               ==========  =============  ===========  =============

                See accompanying notes to financial statements.

                                    MSF-180

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                        CLASS A
                                              ----------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                              ----------------------------------------------------------
                                                 2003        2002        2001        2000        1999
                                              ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD......... $    19.12  $    26.01  $    36.34  $    39.14  $    37.10
                                              ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income.......................       0.19        0.19        0.18        0.19        0.23
 Net realized and unrealized gain (loss) on
   investments...............................       5.54       (6.96)      (6.00)      (2.55)       6.38
                                              ----------  ----------  ----------  ----------  ----------
 Total from investment operations............       5.73       (6.77)      (5.82)      (2.36)       6.61
                                              ----------  ----------  ----------  ----------  ----------
LESS DISTRIBUTIONS
 Distributions from net investment income....      (0.18)      (0.12)      (0.25)       0.00       (0.24)
 Distributions from net realized capital
   gains.....................................       0.00        0.00       (4.26)      (0.44)      (4.33)
                                              ----------  ----------  ----------  ----------  ----------
 Total distributions.........................      (0.18)      (0.12)      (4.51)      (0.44)      (4.57)
                                              ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD............... $    24.67  $    19.12  $    26.01  $    36.34  $    39.14
                                              ==========  ==========  ==========  ==========  ==========
TOTAL RETURN (%).............................       30.2       (26.1)      (17.0)       (6.2)       18.5
Ratio of operating expenses to average net
 assets before expense reductions (%)........       0.56        0.54        0.53        0.50        0.49
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....       0.55        0.52        0.50        0.49          --
Ratio of net investment income to average
 net assets (%)..............................       0.83        0.79        0.58        0.48        0.59
Portfolio turnover rate (%)..................         75          79         101          86          83
Net assets, end of period (000).............. $1,886,744  $1,564,635  $2,457,339  $3,278,964  $3,623,316

                                                          CLASS B                         CLASS E
                                              ---------------------------     ---------------------------
                                                 YEAR ENDED    MAY 1, 2001(A)    YEAR ENDED    MAY 1, 2001(A)
                                                DECEMBER 31,      THROUGH       DECEMBER 31,      THROUGH
                                              ---------------   DECEMBER 31,  ---------------   DECEMBER 31,
                                                2003    2002        2001        2003    2002        2001
                                              -------  ------  -------------- -------  ------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD......... $ 18.93  $25.80      $29.14     $ 19.01  $25.89      $29.23
                                              -------  ------      ------     -------  ------      ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income.......................    0.14    0.12        0.02        0.16    0.16        0.01
 Net realized and unrealized gain (loss) on
   investments...............................    5.48   (6.87)      (3.36)       5.51   (6.92)      (3.35)
                                              -------  ------      ------     -------  ------      ------
 Total from investment operations............    5.62   (6.75)      (3.34)       5.67   (6.76)      (3.34)
                                              -------  ------      ------     -------  ------      ------
LESS DISTRIBUTIONS
 Distributions from net investment income....   (0.15)  (0.12)       0.00       (0.18)  (0.12)       0.00
                                              -------  ------      ------     -------  ------      ------
 Total distributions.........................   (0.15)  (0.12)       0.00       (0.18)  (0.12)       0.00
                                              -------  ------      ------     -------  ------      ------
NET ASSET VALUE, END OF PERIOD............... $ 24.40  $18.93      $25.80     $ 24.50  $19.01      $25.89
                                              =======  ======      ======     =======  ======      ======
TOTAL RETURN (%).............................    29.9   (26.3)      (11.5)(b)    30.0   (26.2)      (11.4)(b)
Ratio of operating expenses to average net
 assets before expense reductions (%)........    0.81    0.79        0.78 (c)    0.71    0.69        0.68 (c)
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....    0.80    0.77        0.75 (c)    0.70    0.67        0.65 (c)
Ratio of net investment income to average
 net assets (%)..............................    0.59    0.61        0.45 (c)    0.71    0.79        0.43 (c)
Portfolio turnover rate (%)..................      75      79         101          75      79         101
Net assets, end of period (000).............. $14,219  $6,486      $2,849     $35,008  $7,575      $   11

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-181

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--96.7% OF TOTAL NET ASSETS


                                                             VALUE
           SHARES                                           (NOTE 1)
         -------------------------------------------------------------

                     AEROSPACE & DEFENSE--4.9%
              28,415 Honeywell International, Inc........ $    949,913
              22,770 The Boeing Co.......................      959,528
              11,930 United Technologies Corp............    1,130,606
                                                          ------------
                                                             3,040,047
                                                          ------------

                     AUTOMOBILES--1.5%
              18,000 General Motors Corp.................      961,200
                                                          ------------

                     CAPITAL MARKETS--4.8%
              15,940 J.P. Morgan Chase & Co..............      585,476
              21,580 Morgan Stanley......................    1,248,835
              34,900 The Bank of New York Co., Inc.......    1,155,888
                                                          ------------
                                                             2,990,199
                                                          ------------

                     CHEMICALS--2.8%
              11,600 Air Products & Chemicals, Inc.......      612,828
              25,250 E. I. du Pont de Nemours & Co.......    1,158,722
                                                          ------------
                                                             1,771,550
                                                          ------------

                     COMMERCIAL BANKS--9.1%
              16,440 Bank of America Corp................    1,322,269
              25,980 FleetBoston Financial Corp..........    1,134,027
              35,500 National City Corp..................    1,204,870
              12,870 PNC Financial Services Group, Inc...      704,375
              43,250 U.S. Bancorp........................    1,287,985
                                                          ------------
                                                             5,653,526
                                                          ------------

                     COMMERCIAL SERVICES & SUPPLIES--2.7%
              41,480 Cendant Corp. (b)...................      923,760
              25,180 Waste Management, Inc...............      745,328
                                                          ------------
                                                             1,669,088
                                                          ------------

                     COMMUNICATION EQUIPMENT--0.9%
              37,700 Motorola, Inc.......................      530,439
                                                          ------------

                     COMPUTER & PERIPHERALS--0.8%
             114,400 Sun Microsystems, Inc. (b)..........      513,656
                                                          ------------

                     CONSUMER FINANCE--1.8%
              44,180 MBNA Corp...........................    1,097,873
                                                          ------------

                     DIVERSIFIED FINANCIAL SERVICES--3.7%
              47,471 Citigroup, Inc......................    2,304,242
                                                          ------------

                     DIVERSIFIED TELECOMMUNICATION SERVICES--5.7%
              37,390 BellSouth Corp......................    1,058,137
              46,200 SBC Communications, Inc.............    1,204,434
              36,590 Verizon Communications, Inc.........    1,283,577
                                                          ------------
                                                             3,546,148
                                                          ------------

                     ELECTRIC UTILITIES--1.8%
              25,830 PPL Corp............................    1,130,062
                                                          ------------

                                                               VALUE
          SHARES                                              (NOTE 1)
        ----------------------------------------------------------------

                    ENERGY EQUIPMENT & SERVICES--3.2%
             36,510 Halliburton Co......................... $    949,260
             42,070 Transocean, Inc........................    1,010,101
                                                            ------------
                                                               1,959,361
                                                            ------------

                    FOOD & STAPLES RETAILING--3.6%
             22,370 CVS Corp...............................      808,005
             14,300 Safeway, Inc. (b)......................      313,313
             61,930 The Kroger Co..........................    1,146,324
                                                            ------------
                                                               2,267,642
                                                            ------------

                    FOOD PRODUCTS--1.5%
             42,560 Sara Lee Corp..........................      923,978
                                                            ------------

                    FOREST PRODUCTS & PAPER--1.7%
             24,470 International Paper Co.................    1,054,902
                                                            ------------

                    HEALTH CARE EQUIPMENT & SUPPLIES--1.5%
             29,830 Baxter International, Inc..............      910,412
                                                            ------------

                    HEALTH CARE PROVIDERS & SERVICES--1.5%
             21,920 HCA, Inc...............................      941,683
                                                            ------------

                    HOTELS, RESTAURANTS & LEISURE--2.8%
             19,970 Carnival Corp..........................      793,408
             38,940 McDonald's Corp........................      966,880
                                                            ------------
                                                               1,760,288
                                                            ------------

                    HOUSEHOLD DURABLES--0.8%
             21,400 Newell Rubbermaid, Inc.................      487,278
                                                            ------------

                    HOUSEHOLD PRODUCTS--1.8%
             18,800 Kimberly-Clark Corp....................    1,110,892
                                                            ------------

                    INDUSTRIAL CONGLOMERATES--2.6%
              9,000 General Electric Co....................      278,820
             50,620 Tyco International, Ltd................    1,341,430
                                                            ------------
                                                               1,620,250
                                                            ------------

                    INSURANCE--5.6%
             16,760 American International Group, Inc......    1,110,853
             13,000 Aon Corp...............................      311,220
             15,380 Hartford Financial Services Group, Inc.      907,881
             14,880 XL Capital, Ltd. (Class A).............    1,153,944
                                                            ------------
                                                               3,483,898
                                                            ------------

                    MEDIA--6.1%
             53,654 Hughes Electronics Corp. (b)...........      887,973
             90,370 Liberty Media Corp. (Class A) (b)......    1,074,499
             21,600 The Interpublic Group of Cos., Inc.....      336,960
             49,790 The Walt Disney Co.....................    1,161,601
              7,300 Viacom, Inc. (Class B).................      323,974
                                                            ------------
                                                               3,785,007
                                                            ------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-182

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                              VALUE
           SHARES                                            (NOTE 1)
         --------------------------------------------------------------

                     METALS & MINING--1.7%
              28,520 Alcoa, Inc........................... $  1,083,760
                                                           ------------

                     MULTILINE RETAIL--1.2%
              16,140 Federated Department Stores, Inc.....      760,678
                                                           ------------

                     OIL & GAS--9.7%
              19,470 Anadarko Petroleum Corp..............      993,165
              20,720 BP, Plc. (ADR).......................    1,022,532
              14,543 ChevronTexaco Corp...................    1,256,370
              37,224 Exxon Mobil Corp.....................    1,526,184
              33,650 Unocal Corp..........................    1,239,329
                                                           ------------
                                                              6,037,580
                                                           ------------

                     PHARMACEUTICALS--4.2%
              24,910 Bristol-Myers Squibb Co..............      712,426
              34,000 Pfizer, Inc..........................    1,201,220
              13,090 Schering-Plough Corp.................      227,635
              11,570 Wyeth................................      491,147
                                                           ------------
                                                              2,632,428
                                                           ------------

                     ROAD & RAIL--0.9%
              17,080 Burlington Northern Santa Fe Corp....      552,538
                                                           ------------

                     SOFTWARE--0.7%
              15,650 Microsoft Corp.......................      431,001
                                                           ------------

                     SPECIALTY RETAIL--2.9%
              30,060 The Gap, Inc.........................      697,693
              27,700 The Home Depot, Inc..................      983,073
              11,500 Toys "R" Us, Inc. (b)................      145,360
                                                           ------------
                                                              1,826,126
                                                           ------------

                     THRIFTS & MORTGAGE FINANCE--1.0%
               8,020 Federal National Mortgage Association      601,981
                                                           ------------

                     TOBACCO--1.2%
              14,040 Altria Group, Inc....................      764,057
                                                           ------------
                     Total Common Stocks
                      (Identified Cost $50,944,636).......   60,203,770
                                                           ------------

         PREFERRED STOCKS--0.0%
         --------------------------------------------------------------

                     MEDIA--0.0%
                   1 The News Corp., Ltd. (ADR)...........            1
                                                           ------------
                     Total Preferred Stocks
                      (Identified Cost $1)................            1
                                                           ------------

       SHORT TERM INVESTMENTS--3.1%
          FACE                                                 VALUE
         AMOUNT                                               (NOTE 1)
       -----------------------------------------------------------------

                  COMMERCIAL PAPER--3.1%
       $1,591,000 General Electric Capital Corp.
                   1.030%, 01/06/04......................... $ 1,590,772
          322,000 Merrill Lynch & Co., Inc. 1.020%, 01/05/04     321,964
                                                             -----------
                                                               1,912,736
                                                             -----------
                  Total Short Term Investments
                   (Identified Cost $1,912,736).............   1,912,736
                                                             -----------
                  Total Investments--99.8%
                   (Identified Cost $52,857,373) (a)........  62,116,507
                  Other assets less liabilities.............     107,947
                                                             -----------
                  TOTAL NET ASSETS--100%.................... $62,224,454
                                                             ===========

 See accompanying notes to statement of investments and financial statements.

                                    MSF-183

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

      ASSETS
        Investments at value........................          $62,116,507
        Cash........................................              101,789
        Receivable for:
         Securities sold............................              573,083
         Fund shares sold...........................              122,773
         Dividends..................................              100,544
                                                              -----------
          Total Assets..............................           63,014,696
      LIABILITIES
        Payable for:
         Fund shares redeemed....................... $259,652
         Securities purchased.......................  455,938
        Accrued expenses:
         Management fees............................   53,514
         Service and distribution fees..............    3,309
         Other expenses.............................   17,829
                                                     --------
          Total Liabilities.........................              790,242
                                                              -----------
      NET ASSETS....................................          $62,224,454
                                                              ===========
        Net assets consist of:
         Capital paid in............................          $59,134,110
         Accumulated net realized gains (losses)....           (6,168,790)
         Unrealized appreciation (depreciation) on
          investments...............................            9,259,134
                                                              -----------
      NET ASSETS....................................          $62,224,454
                                                              ===========
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per share
       ($33,112,788 divided by 3,102,698 shares
       outstanding).................................          $     10.67
                                                              ===========
      CLASS B
      Net asset value and redemption price per share
       ($61,159 divided by 5,735 shares
       outstanding).................................          $     10.66
                                                              ===========
      CLASS E
      Net asset value and redemption price per share
       ($29,050,507 divided by 2,724,514 shares
       outstanding).................................          $     10.66
                                                              ===========
      Identified cost of investments................          $52,857,373
                                                              ===========

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

      INVESTMENT INCOME
        Dividends...............................           $   801,003 (a)
        Interest................................                10,580
                                                           -----------
                                                               811,583
      EXPENSES
        Management fees......................... $255,461
        Service and distribution fees--Class B..       40
        Service and distribution fees--Class E..   20,067
        Directors' fees and expenses............   24,080
        Custodian...............................   69,375
        Audit and tax services..................   22,300
        Legal...................................    1,275
        Printing................................    7,644
        Insurance...............................      647
        Miscellaneous...........................    3,034
                                                 --------
        Total expenses before reimbursement.....  403,923
        Expense reimbursement...................  (40,929)     362,994
                                                 --------  -----------
      NET INVESTMENT INCOME.....................               448,589
                                                           -----------
      REALIZED AND UNREALIZED GAIN (LOSS)
      Realized gain (loss) on:
        Investments--net........................              (495,247)
      Unrealized appreciation (depreciation) on:
        Investments--net........................            10,207,595
                                                           -----------
      Net gain (loss)...........................             9,712,348
                                                           -----------
      NET INCREASE (DECREASE) IN NET ASSETS
       FROM OPERATIONS..........................           $10,160,937
                                                           ===========

(a)Net of foreign taxes of $ 2,789.

                See accompanying notes to financial statements.

                                    MSF-184

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                                  MAY 1, 2002(A)
                                                                      YEAR ENDED     THROUGH
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2003          2002
                                                                     ------------ --------------
FROM OPERATIONS
  Net investment income............................................. $   448,589   $    50,283
  Net realized gain (loss)..........................................    (495,247)     (473,491)
  Unrealized appreciation (depreciation)............................  10,207,595      (948,461)
                                                                     -----------   -----------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  10,160,937    (1,371,669)
                                                                     -----------   -----------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................    (249,238)      (29,935)
    Class B.........................................................        (366)           (3)
    Class E.........................................................    (199,940)      (20,725)
                                                                     -----------   -----------
  TOTAL DISTRIBUTIONS...............................................    (449,544)      (50,663)
                                                                     -----------   -----------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  42,958,485    10,976,908
                                                                     -----------   -----------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  52,669,878     9,554,576

NET ASSETS
  Beginning of the period...........................................   9,554,576             0
                                                                     -----------   -----------
  End of the period................................................. $62,224,454   $ 9,554,576
                                                                     ===========   ===========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $         0   $         0
                                                                     ===========   ===========

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED             MAY 1, 2002(A)
                                                                     DECEMBER 31,         THROUGH DECEMBER 31,
                                                                         2003                     2002
                                                               ------------------------  ----------------------
                                                                 SHARES          $         SHARES        $
                                                               ----------  ------------  ---------  -----------
CLASS A
  Sales.......................................................    841,639  $  7,752,902    589,892  $ 5,736,906
  Shares issued through acquisition...........................  3,283,888    30,334,284          0            0
  Reinvestments...............................................     24,474       249,238      3,739       29,935
  Redemptions................................................. (1,631,176)  (14,930,488)    (9,758)     (78,511)
                                                               ----------  ------------  ---------  -----------
  Net increase (decrease).....................................  2,518,825  $ 23,405,936    583,873  $ 5,688,330
                                                               ==========  ============  =========  ===========
CLASS B
  Sales.......................................................      6,225  $     59,500        130  $     1,074
  Reinvestments...............................................         35           366          0            3
  Redemptions.................................................       (655)       (6,298)         0            0
                                                               ----------  ------------  ---------  -----------
  Net increase (decrease).....................................      5,605  $     53,568        130  $     1,077
                                                               ==========  ============  =========  ===========
CLASS E
  Sales.......................................................  2,557,469  $ 23,475,760    968,640  $ 8,353,824
  Reinvestments...............................................     19,972       199,940      2,570       20,725
  Redemptions.................................................   (470,858)   (4,176,719)  (353,279)  (3,087,048)
                                                               ----------  ------------  ---------  -----------
  Net increase (decrease).....................................  2,106,583  $ 19,498,981    617,931  $ 5,287,501
                                                               ==========  ============  =========  ===========
  Increase (decrease) derived from capital share transactions.  4,631,013  $ 42,958,485  1,201,934  $10,976,908
                                                               ==========  ============  =========  ===========

(a)Commencement of operations.

                See accompanying notes to financial statements.

                                    MSF-185

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                                                 CLASS A
                                                                       -----------------------
                                                                                    MAY 1, 2002(A)
                                                                        YEAR ENDED     THROUGH
                                                                       DECEMBER 31,  DECEMBER 31,
                                                                           2003          2002
                                                                       ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD..................................   $  7.95        $10.00
                                                                         -------        ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................      0.11          0.06
 Net realized and unrealized gain (loss) on investments...............      2.71         (2.06)
                                                                         -------        ------
 Total from investment operations.....................................      2.82         (2.00)
                                                                         -------        ------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................     (0.10)        (0.05)
                                                                         -------        ------
 Total distributions..................................................     (0.10)        (0.05)
                                                                         -------        ------
NET ASSET VALUE, END OF PERIOD........................................   $ 10.67        $ 7.95
                                                                         =======        ======
Total Return (%)......................................................      35.7         (20.0)(b)
Ratio of operating expenses to average net assets (%).................      0.94          0.85 (c)
Ratio of net investment income to average net assets (%)..............      1.28          1.18 (c)
Portfolio turnover rate (%)...........................................        51            84 (c)
Net assets, end of period (000).......................................   $33,113        $4,642
The ratios of operating expenses to average net assets without giving
 effect to the contractual expense agreement would have been (%)......      1.05         2.33 (c)

                                                                                  CLASS B                      CLASS E
                                                                       -------------------------     -----------------------
                                                                                    JULY 30, 2002(A)              MAY 1, 2002(A)
                                                                        YEAR ENDED      THROUGH       YEAR ENDED     THROUGH
                                                                       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                                                           2003           2002           2003          2002
                                                                       ------------ ---------------- ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD..................................    $ 7.95         $ 8.30        $  7.95        $10.00
                                                                          ------         ------        -------        ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................      0.04           0.03           0.08          0.04
 Net realized and unrealized gain (loss) on investments...............      2.76          (0.36)          2.72         (2.04)
                                                                          ------         ------        -------        ------
 Total from investment operations.....................................      2.80          (0.33)          2.80         (2.00)
                                                                          ------         ------        -------        ------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................     (0.09)         (0.02)         (0.09)        (0.05)
                                                                          ------         ------        -------        ------
 Total distributions..................................................     (0.09)         (0.02)         (0.09)        (0.05)
                                                                          ------         ------        -------        ------
NET ASSET VALUE, END OF PERIOD........................................    $10.66         $ 7.95        $ 10.66        $ 7.95
                                                                          ======         ======        =======        ======
Total Return (%)......................................................      35.4           (4.0)(b)       35.4         (20.0)(b)
Ratio of operating expenses to average net assets (%).................      1.19          1.10 (c)        1.09          1.00 (c)
Ratio of net investment income to average net assets (%)..............      1.02          0.93 (c)        1.14          1.03 (c)
Portfolio turnover rate (%)...........................................        51           84  (c)          51            84 (c)
Net assets, end of period (000).......................................    $   61         $    1        $29,051        $4,911
The ratios of operating expenses to average net assets without giving
 effect to the contractual expense agreement would have been (%)......      1.30          2.58 (c)        1.20          2.48 (c)

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-186

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--96.5% OF TOTAL NET ASSETS


                                                                VALUE
          SHARES                                               (NOTE 1)
        ------------------------------------------------------------------

                       AIR FREIGHT & COURIERS--0.3%
              7,700    United Parcel Service, Inc. (Class B) $     574,035
                                                             -------------

                       AUTOMOBILES--1.0%
             38,900    Harley-Davidson, Inc.................     1,848,917
                                                             -------------

                       BEVERAGES--1.3%
             14,200    PepsiCo, Inc.........................       662,004
             36,100    The Coca-Cola Co.....................     1,832,075
                                                             -------------
                                                                 2,494,079
                                                             -------------

                       BIOTECHNOLOGY--2.6%
             40,300    Amgen, Inc. (b)......................     2,490,540
              6,600    Genentech, Inc. (b)..................       617,562
             19,600    Gilead Sciences, Inc. (b)............     1,139,544
             24,700    MedImmune, Inc. (b)..................       627,380
                                                             -------------
                                                                 4,875,026
                                                             -------------

                       CAPITAL MARKETS--5.5%
             36,600    Credit Suisse Group, (CHF)...........     1,338,519
              7,300    Goldman Sachs Group, Inc.............       720,729
             40,300    Merrill Lynch & Co., Inc.............     2,363,595
             22,700    Morgan Stanley.......................     1,313,649
             33,100    Northern Trust Corp..................     1,536,502
             47,100    State Street Corp....................     2,452,968
             58,300    The Charles Schwab Corp..............       690,272
                                                             -------------
                                                                10,416,234
                                                             -------------

                       COMMERCIAL BANKS--2.0%
             54,400    Mellon Financial Corp................     1,746,784
             65,800    U.S. Bancorp.........................     1,959,524
                                                             -------------
                                                                 3,706,308
                                                             -------------

                       COMMERCIAL SERVICES & SUPPLIES--2.6%
             19,800    Adecco S.A., (CHF)...................     1,272,206
             29,000    Apollo Group, Inc. (Class A) (b).....     1,972,000
             73,900    Cendant Corp. (b)....................     1,645,753
                                                             -------------
                                                                 4,889,959
                                                             -------------

                       COMMUNICATION EQUIPMENT--1.6%
            127,500    Cisco Systems, Inc. (b)..............     3,096,975
                                                             -------------

                       COMPUTER & PERIPHERALS--1.3%
             74,500    Dell, Inc. (b).......................     2,530,020
                                                             -------------

                       CONSUMER FINANCE--1.8%
             20,600    American Express Co..................       993,538
             26,400    MBNA Corp............................       656,040
             44,900    SLM Corp.............................     1,691,832
                                                             -------------
                                                                 3,341,410
                                                             -------------

                       DIVERSIFIED FINANCIAL SERVICES--3.7%
            144,115    Citigroup, Inc.......................     6,995,342
                                                             -------------

                                                                  VALUE
         SHARES                                                  (NOTE 1)
       ---------------------------------------------------------------------

                      ELECTRONIC EQUIPMENT & INSTRUMENTS--0.6%
             2,900    Samsung Electronics Co., Ltd., (KRW).... $   1,097,692
                                                               -------------

                      ENERGY EQUIPMENT & SERVICES--1.9%
            52,900    Baker Hughes, Inc.......................     1,701,264
            33,800    Schlumberger, Ltd.......................     1,849,536
                                                               -------------
                                                                   3,550,800
                                                               -------------

                      FOOD & STAPLES RETAILING--3.1%
            36,600    Sysco Corp..............................     1,362,618
            38,200    Walgreen Co.............................     1,389,716
           115,700    Wal-Mart de Mexico S.A., (MXN)..........       329,792
            23,200    Wal-Mart de Mexico S.A. (ADR) (c).......       661,279
            38,700    Wal-Mart Stores, Inc....................     2,053,035
                                                               -------------
                                                                   5,796,440
                                                               -------------

                      FOOD PRODUCTS--0.7%
            13,100    General Mills, Inc......................       593,430
            75,900    Unilever NV, (GBP)......................       705,540
                                                               -------------
                                                                   1,298,970
                                                               -------------

                      HEALTH CARE EQUIPMENT & SUPPLIES--1.2%
            23,000    Biomet, Inc.............................       837,430
            13,800    Boston Scientific Corp. (b).............       507,288
            19,500    Medtronic, Inc..........................       947,895
                                                               -------------
                                                                   2,292,613
                                                               -------------

                      HEALTH CARE PROVIDERS & SERVICES--5.3%
            12,500    Cardinal Health, Inc....................       764,500
            23,300    Medco Health Solutions, Inc. (b)........       791,967
           100,300    UnitedHealth Group, Inc.................     5,835,454
            27,000    WellPoint Health Networks, Inc. (b).....     2,618,730
                                                               -------------
                                                                  10,010,651
                                                               -------------

                      HOTELS, RESTAURANTS & LEISURE--3.4%
            39,800    Carnival Corp...........................     1,581,254
           204,000    Compass Group, Plc., (GBP)..............     1,383,772
            54,100    International Game Technology...........     1,931,370
            18,600    MGM Mirage, Inc.........................       699,546
            27,000    Starbucks Corp. (b).....................       892,620
                                                               -------------
                                                                   6,488,562
                                                               -------------

                      IT SERVICES--5.2%
            52,900    Accenture, Ltd. (Class A) (b)...........     1,392,328
            47,400    Affiliated Computer Services, Inc.
                       (Class A) (b)..........................     2,581,404
            75,400    First Data Corp.........................     3,098,186
            47,900    Fiserv, Inc. (b)........................     1,892,529
            31,500    SunGard Data Systems, Inc. (b)..........       872,865
                                                               -------------
                                                                   9,837,312
                                                               -------------

                      INDUSTRIAL CONGLOMERATES--2.8%
            84,700    General Electric Co.....................     2,624,006
           101,500    Tyco International, Ltd.................     2,689,750
                                                               -------------
                                                                   5,313,756
                                                               -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-187

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)

                                                                     VALUE
     SHARES                                                         (NOTE 1)
   -------------------------------------------------------------------------------

                  INSURANCE--5.4%
        33,200    ACE, Ltd....................................... $   1,375,144
        69,700    American International Group, Inc..............     4,619,716
         7,900    China Life Insurance Co., Ltd. (ADR) (b).......       260,463
        28,200    Hartford Financial Services Group, Inc.........     1,664,646
        23,300    Marsh & McLennan Cos., Inc.....................     1,115,837
        74,216    Travelers Property Casualty Corp. (Class A)....     1,245,344
                                                                  -------------
                                                                     10,281,150
                                                                  -------------

                  INTERNET & CATALOG RETAIL--1.4%
        22,700    eBay, Inc. (b).................................     1,466,193
        35,100    InterActiveCorp (b)............................     1,190,943
                                                                  -------------
                                                                      2,657,136
                                                                  -------------

                  INTERNET SOFTWARE & SERVICES--0.8%
        32,200    Yahoo!, Inc. (b)...............................     1,454,474
                                                                  -------------

                  MACHINERY--0.9%
        19,300    Danaher Corp. (c)..............................     1,770,775
                                                                  -------------

                  MEDIA--9.7%
        75,800    British Sky Broadcasting Group, Plc. (b), (GBP)       951,207
        53,600    Clear Channel Communications, Inc..............     2,510,088
        90,100    Comcast Corp. (Special Class A) (b)............     2,818,328
        61,600    EchoStar Communications Corp. (Class A) (b)....     2,094,400
       160,412    Liberty Media Corp. (Class A) (b)..............     1,907,299
         7,100    Omnicom Group, Inc.............................       620,043
        13,600    The E.W. Scripps Co. (Class A).................     1,280,304
        78,200    Time Warner, Inc. (b)..........................     1,406,818
        54,800    Univision Communications, Inc.
                   (Class A) (b) (c).............................     2,175,012
        58,623    Viacom, Inc. (Class B).........................     2,601,689
                                                                  -------------
                                                                     18,365,188
                                                                  -------------

                  METALS & MINING--1.3%
        29,900    Nucor Corp.....................................     1,674,400
        31,800    Rio Tinto, Plc., (GBP).........................       875,878
                                                                  -------------
                                                                      2,550,278
                                                                  -------------

                  MULTILINE RETAIL--2.2%
        19,700    Family Dollar Stores, Inc......................       706,836
        17,200    Kohl's Corp. (b)...............................       772,968
        70,700    Target Corp....................................     2,714,880
                                                                  -------------
                                                                      4,194,684
                                                                  -------------

                  OIL & GAS--1.8%
        19,100    ChevronTexaco Corp.............................     1,650,049
        42,116    Exxon Mobil Corp...............................     1,726,756
                                                                  -------------
                                                                      3,376,805
                                                                  -------------

                  PERSONAL PRODUCTS--0.4%
        19,500    The Gillette Co................................       716,235
                                                                  -------------

                                                                  VALUE
        SHARES                                                   (NOTE 1)
      -------------------------------------------------------------------------

                     PHARMACEUTICALS--6.3%
           26,300    Abbott Laboratories...................... $   1,225,580
            4,800    Eli Lilly & Co...........................       337,584
           29,400    Forest Laboratories, Inc. (b)............     1,816,920
           34,400    Johnson & Johnson........................     1,777,104
          142,363    Pfizer, Inc..............................     5,029,685
            7,000    Sanofi-Synthelabo S.A., (EUR)............       526,533
           26,700    Wyeth....................................     1,133,415
                                                               -------------
                                                                  11,846,821
                                                               -------------

                     SEMICONDUCTORS & EQUIPMENT--2.8%
           19,100    Analog Devices, Inc. (b).................       871,915
           63,100    Applied Materials, Inc. (b)..............     1,416,595
           46,000    Intel Corp...............................     1,481,200
           13,800    Maxim Integrated Products, Inc...........       687,240
           24,100    Xilinx, Inc. (b).........................       933,634
                                                               -------------
                                                                   5,390,584
                                                               -------------

                     SOFTWARE--5.7%
           22,900    Adobe Systems, Inc.......................       899,970
           32,800    Intuit, Inc. (b).........................     1,735,448
            6,700    Mercury Interactive Corp. (b)............       325,888
          210,500    Microsoft Corp...........................     5,797,170
           53,800    Siebel Systems, Inc. (b).................       746,206
           17,800    Symantec Corp. (b).......................       616,770
           22,000    Synopsys, Inc. (b).......................       742,720
                                                               -------------
                                                                  10,864,172
                                                               -------------

                     SPECIALTY RETAIL--2.7%
           26,500    Best Buy Co., Inc........................     1,384,360
           26,400    Inditex S.A., (EUR)......................       535,529
          187,100    Kingfisher, Plc., (GBP)..................       930,143
           63,950    The Home Depot, Inc......................     2,269,586
                                                               -------------
                                                                   5,119,618
                                                               -------------

                     TEXTILES, APPARELS & LUXURY GOODS--0.6%
            5,900    Hermes International SCA, (EUR)..........     1,140,331
                                                               -------------

                     THRIFTS & MORTGAGE FINANCE--1.8%
           15,300    Federal Home Loan Mortgage Corp..........       892,296
           34,300    Federal National Mortgage Association....     2,574,558
                                                               -------------
                                                                   3,466,854
                                                               -------------

                     TOBACCO--0.8%
           28,100    Altria Group, Inc........................     1,529,202
                                                               -------------

                     WIRELESS TELECOMMUNICATION SERVICES--4.0%
           69,300    Crown Castle International Corp. (b).....       764,379
           81,000    Nextel Communications, Inc. (Class A) (b)     2,272,860
               85    NTT DoCoMo, Inc., (JPY)..................       192,794
        1,182,383    Vodafone Group, Plc., (GBP)..............     2,923,201
           52,700    Vodafone Group, Plc. (ADR)...............     1,319,608
                                                               -------------
                                                                   7,472,842
                                                               -------------
                     Total Common Stocks
                      (Identified Cost $157,003,435)..........   182,652,250
                                                               -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-188

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

SHORT TERM INVESTMENTS--3.4%

                                                             VALUE
           SHARES                                           (NOTE 1)
          ------------------------------------------------------------

                    MUTUAL FUNDS--3.4%
          6,381,129 T. Rowe Price Reserve Investment Fund $  6,381,129
                                                          ------------
                    Total Short Term Investments
                     (Identified Cost $6,381,129)........    6,381,129
                                                          ------------
                    Total Investments--99.9%
                     (Identified Cost $163,384,564) (a)..  189,033,379
                    Other assets less liabilities........      252,531
                                                          ------------
                    TOTAL NET ASSETS--100%............... $189,285,910
                                                          ============


                                    MSF-189

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

     ASSETS
       Investments at value.........................          $189,033,379
       Collateral for securities loaned.............               965,224
       Receivable for:
        Securities sold.............................               554,990
        Fund shares sold............................               124,656
        Dividends and interest......................               174,040
        Foreign taxes...............................                 2,993
                                                              ------------
         Total Assets...............................           190,855,282
     LIABILITIES
       Payable for:
        Fund shares redeemed........................ $159,269
        Securities purchased........................  315,345
        Withholding taxes...........................    3,186
        Return of collateral for securities loaned..  965,224
       Accrued expenses:
        Management fees.............................   96,809
        Service and distribution fees...............    1,994
        Other expenses..............................   27,545
                                                     --------
         Total Liabilities..........................             1,569,372
                                                              ------------
     NET ASSETS.....................................          $189,285,910
                                                              ============
       Net assets consist of:
        Capital paid in.............................          $213,348,300
        Undistributed net investment income.........               387,590
        Accumulated net realized gains (losses).....           (50,099,889)
        Unrealized appreciation (depreciation) on
         investments and foreign currency
         transactions...............................            25,649,909
                                                              ------------
     NET ASSETS.....................................          $189,285,910
                                                              ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($172,315,001 divided by
      14,802,472 shares outstanding)................          $      11.64
                                                              ============
     CLASS B
     Net asset value and redemption price per
      share ($324,536 divided by 27,970
      shares outstanding)...........................          $      11.60
                                                              ============
     CLASS E
     Net asset value and redemption price per
      share ($16,646,373 divided by
      1,433,235 shares outstanding).................          $      11.61
                                                              ============
     Identified cost of investments.................          $163,384,564
                                                              ============


STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

    INVESTMENT INCOME
      Dividends...............................              $ 1,564,374 (a)
      Interest................................                   25,074 (b)
                                                            -----------
                                                              1,589,448
    EXPENSES
      Management fees......................... $   961,810
      Service and distribution fees--Class B..         142
      Service and distribution fees--Class E..      12,479
      Directors' fees and expenses............      24,080
      Custodian...............................     112,672
      Audit and tax services..................      22,300
      Legal...................................       6,186
      Printing................................      54,969
      Insurance...............................       4,061
      Miscellaneous...........................       4,090
                                               -----------
      Total expenses before reductions........   1,202,789
      Expense reductions......................     (26,036)   1,176,753
                                               -----------  -----------
    NET INVESTMENT INCOME.....................                  412,695
                                                            -----------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................  (4,263,650)
      Foreign currency transactions--net......      (6,195)  (4,269,845)
                                               -----------  -----------
    Unrealized appreciation (depreciation) on:
      Investments--net........................  45,662,705
      Foreign currency transactions--net......         364   45,663,069
                                               -----------  -----------
    Net gain (loss)...........................               41,393,224
                                                            -----------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................              $41,805,919
                                                            ===========

(a)Net of foreign taxes of $20,090.
(b)Includes income on securities loaned of $1,612.

                See accompanying notes to financial statements.

                                    MSF-190

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                    YEAR ENDED    YEAR ENDED
                                                                   DECEMBER 31,  DECEMBER 31,
                                                                       2003          2002
                                                                   ------------  ------------
FROM OPERATIONS
 Net investment income............................................ $    412,695  $    333,785
 Net realized gain (loss) (a).....................................   (4,269,845)  (16,059,751)
 Unrealized appreciation (depreciation) (a).......................   45,663,069   (25,437,529)
                                                                   ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                   41,805,919   (41,163,495)
                                                                   ------------  ------------
 FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.......................................................     (169,201)     (418,468)
    Class B.......................................................          (13)            0
    Class E.......................................................       (4,752)       (1,341)
                                                                   ------------  ------------
 TOTAL DISTRIBUTIONS..............................................     (173,966)     (419,809)
                                                                   ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE
   TRANSACTIONS...................................................   16,594,977      (598,641)
                                                                   ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS..........................   58,226,930   (42,181,945)

NET ASSETS
 Beginning of the period..........................................  131,058,980   173,240,925
                                                                   ------------  ------------
 End of the period................................................ $189,285,910  $131,058,980
                                                                   ============  ============

UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
 End of the period................................................ $    387,590  $    155,056
                                                                   ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                               YEAR ENDED                YEAR ENDED
                                                            DECEMBER 31, 2003         DECEMBER 31, 2002
                                                        ------------------------  ------------------------
                                                          SHARES          $         SHARES          $
                                                        ----------  ------------  ----------  ------------
CLASS A
 Sales.................................................  2,575,526  $ 26,191,615   2,243,446  $ 22,533,498
 Reinvestments.........................................     18,332       169,201      40,935       418,468
 Redemptions........................................... (2,152,568)  (21,139,261) (2,809,748)  (26,872,947)
                                                        ----------  ------------  ----------  ------------
 Net increase (decrease)...............................    441,290  $  5,221,555    (525,367) $ (3,920,981)
                                                        ==========  ============  ==========  ============
CLASS B
 Sales.................................................     28,572  $    310,290         118  $      1,061
 Reinvestments.........................................          1            13           0             0
 Redemptions...........................................       (721)       (7,801)          0             0
                                                        ----------  ------------  ----------  ------------
 Net increase (decrease)...............................     27,852  $    302,502         118  $      1,061
                                                        ==========  ============  ==========  ============
CLASS E
 Sales.................................................  1,219,930  $ 12,432,041     400,877  $  3,828,408
 Reinvestments.........................................        515         4,752         142         1,341
 Redemptions...........................................   (137,715)   (1,365,873)    (52,465)     (508,470)
                                                        ----------  ------------  ----------  ------------
 Net increase (decrease)...............................  1,082,730  $ 11,070,920     348,554  $  3,321,279
                                                        ==========  ============  ==========  ============
 Increase (decrease) derived from capital share
   transactions........................................  1,551,872  $ 16,594,977    (176,695) $   (598,641)
                                                        ==========  ============  ==========  ============

(a)As restated. See Note 5.

                See accompanying notes to financial statements.

                                    MSF-191

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                       CLASS A
                                                   -----------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                                   -----------------------------------------------
                                                     2003      2002      2001      2000      1999
                                                   --------  --------  --------  --------  -------
NET ASSET VALUE, BEGINNING OF PERIOD.............. $   8.91  $  11.64  $  12.93  $  13.41  $ 11.02
                                                   --------  --------  --------  --------  -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income............................     0.03      0.02      0.03      0.03     0.02
 Net realized and unrealized gain (loss) on
   investments....................................     2.71     (2.72)    (1.31)    (0.09)    2.43
                                                   --------  --------  --------  --------  -------
 Total from investment operations.................     2.74     (2.70)    (1.28)    (0.06)    2.45
                                                   --------  --------  --------  --------  -------
LESS DISTRIBUTIONS
 Distributions from net investment income.........    (0.01)    (0.03)    (0.01)    (0.02)   (0.03)
 Distributions from net realized capital gains....     0.00      0.00      0.00     (0.40)   (0.03)
                                                   --------  --------  --------  --------  -------
 Total distributions..............................    (0.01)    (0.03)    (0.01)    (0.42)   (0.06)
                                                   --------  --------  --------  --------  -------
NET ASSET VALUE, END OF PERIOD.................... $  11.64  $   8.91  $  11.64  $  12.93  $ 13.41
                                                   ========  ========  ========  ========  =======
TOTAL RETURN (%)..................................     30.8     (23.2)     (9.9)     (0.4)    22.2
Ratio of operating expenses to average net assets
 before expense reductions (%)....................     0.79      0.77      0.76      0.78     0.87
Ratio of operating expenses to average net assets
 after expense reductions (%) (d).................     0.77      0.76      0.75      0.77       --
Ratio of net investment income to average net
 assets (%).......................................     0.28      0.22      0.27      0.23     0.23
Portfolio turnover rate (%).......................       37        49        67        62       46
Net assets, end of period (000)................... $172,315  $127,939  $173,218  $180,072  $51,402
The ratios of operating expenses to average net
 assets without giving effect to the contractual
 expense agreement would have been (%)............       --        --        --        --     1.31

                                                         CLASS B                        CLASS E
                                              -------------------------     ---------------------------
                                                           JULY 30, 2002(A)    YEAR ENDED    MAY 1, 2001(A)
                                               YEAR ENDED      THROUGH        DECEMBER 31,      THROUGH
                                              DECEMBER 31,   DECEMBER 31,   ---------------   DECEMBER 31,
                                                  2003           2002         2003    2002        2001
                                              ------------ ---------------- -------  ------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD.........    $ 8.88         $ 8.96      $  8.90  $11.63      $12.32
                                                 ------         ------      -------  ------      ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income.......................      0.01           0.00         0.01    0.03        0.00
 Net realized and unrealized gain (loss) on
   investments...............................      2.72          (0.08)        2.71   (2.73)      (0.69)
                                                 ------         ------      -------  ------      ------
 Total from investment operations............      2.73          (0.08)        2.72   (2.70)      (0.69)
                                                 ------         ------      -------  ------      ------
LESS DISTRIBUTIONS
 Distributions from net investment income....     (0.01)          0.00        (0.01)  (0.03)       0.00
                                                 ------         ------      -------  ------      ------
 Total distributions.........................     (0.01)          0.00        (0.01)  (0.03)       0.00
                                                 ------         ------      -------  ------      ------
NET ASSET VALUE, END OF PERIOD...............    $11.60         $ 8.88      $ 11.61  $ 8.90      $11.63
                                                 ======         ======      =======  ======      ======
TOTAL RETURN (%).............................      30.8           (0.9)(b)     30.6   (23.3)       (5.6)(b)
Ratio of operating expenses to average net
 assets before expense reductions (%)........      1.04           1.02 (c)     0.94    0.92        0.91 (c)
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....      1.02           1.01 (c)     0.92    0.91        0.90 (c)
Ratio of net investment income to average
 net assets (%)..............................      0.06           0.00 (c)     0.14    0.07        0.75 (c)
Portfolio turnover rate (%)..................        37             49           37      49          67
Net assets, end of period (000)..............    $  325         $    1      $16,646  $3,119      $   23

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-192

METROPOLITAN SERIES FUND, INC.

 ZENITH EQUITY PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

MUTUAL FUNDS--100.0% OF TOTAL NET ASSETS


                                                                  VALUE
     SHARES                                                      (NOTE 1)
   --------------------------------------------------------------------------

              DIVERSIFIED FINANCIAL SERVICES--100.0%
   32,297,122 Metropolitan Series Fund, Inc., Capital
               Guardian U.S. Equity Portfolio................ $  349,131,884
    2,233,607 Metropolitan Series Fund, Inc., FI Structured
               Equity Portfolio..............................    351,212,378
   34,242,585 Metropolitan Series Fund, Inc., Jennison Growth
               Portfolio.....................................    342,768,277
                                                              --------------
                                                               1,043,112,539
                                                              --------------
              Total Mutual Funds
               (Identified Cost $985,227,025)................  1,043,112,539
                                                              --------------
              Total Investments--100.0%
               (Identified Cost $985,227,025) (a)............  1,043,112,539
              Other assets less liabilities..................       (129,333)
                                                              --------------
              TOTAL NET ASSETS--100%......................... $1,042,983,206
                                                              ==============

 See accompanying notes to statement of investments and financial statements.

                                    MSF-193

METROPOLITAN SERIES FUND, INC.

 ZENITH EQUITY PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

ASSETS
  Investments at value.....................            $1,043,112,539
  Receivable for:
   Securities sold.........................                   873,977
   Fund shares sold........................                   348,347
                                                       --------------
    Total Assets...........................             1,044,334,863
LIABILITIES
  Payable for:
   Fund shares redeemed.................... $1,222,324
  Accrued expenses:
   Deferred trustees fees..................    116,672
   Other expenses..........................     12,661
                                            ----------
    Total Liabilities......................                 1,351,657
                                                       --------------
NET ASSETS.................................            $1,042,983,206
                                                       ==============
  Net assets consist of:
   Capital paid in.........................            $1,152,556,561
   Undistributed net investment income.....                 4,592,522
   Accumulated net realized gains
    (losses)...............................              (172,051,391)
   Unrealized appreciation (depreciation)
    on investments.........................                57,885,514
                                                       --------------
NET ASSETS.................................            $1,042,983,206
                                                       ==============
Computation of offering price:
CLASS A
Net asset value and redemption price per
 share ( $1,042,983,206 divided by
 3,017,162 shares outstanding).............            $       345.68
                                                       ==============
Identified cost of investments.............            $  985,227,025
                                                       ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME
  Dividends...............................         $  4,743,593
EXPENSES
  Directors' fees and expenses............ $29,541
  Custodian...............................  15,028
  Audit and tax services..................  12,929
  Legal...................................  25,635
  Insurance...............................  16,152
  Miscellaneous...........................   2,354
                                           -------
  Total expenses..........................              101,639
                                                   ------------
NET INVESTMENT INCOME.....................            4,641,954
                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
  Investments--net........................          (22,104,995)
Unrealized appreciation (depreciation) on:
  Investments--net........................          277,297,968
                                                   ------------
Net gain (loss)...........................          255,192,973
                                                   ------------
NET INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS..........................         $259,834,927
                                                   ============

                See accompanying notes to financial statements.

                                    MSF-194

METROPOLITAN SERIES FUND, INC.

 ZENITH EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                       YEAR ENDED      YEAR ENDED
                                                                      DECEMBER 31,    DECEMBER 31,
                                                                          2003            2002
                                                                     --------------  --------------
FROM OPERATIONS
  Net investment income............................................. $    4,641,954  $    2,527,778
  Net realized gain (loss)..........................................    (22,104,995)     37,741,289
  Unrealized appreciation (depreciation)............................    277,297,968    (310,659,129)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................    259,834,927    (270,390,062)
                                                                     --------------  --------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income............................................     (2,551,685)     (3,939,351)
                                                                     --------------  --------------
  TOTAL DISTRIBUTIONS...............................................     (2,551,685)     (3,939,351)
                                                                     --------------  --------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares......................................    135,607,409     172,744,826
  Reinvestment of distributions.....................................      2,551,685       3,939,351
  Cost of shares redeemed...........................................   (241,171,047)   (324,000,685)
                                                                     --------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   (103,011,953)   (147,316,508)
                                                                     --------------  --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................    154,271,289    (421,645,921)

NET ASSETS
  Beginning of the period...........................................    888,711,917   1,310,357,838
                                                                     --------------  --------------
  End of the period................................................. $1,042,983,206  $  888,711,917
                                                                     ==============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $    4,592,522  $    2,502,253
                                                                     ==============  ==============

NUMBER OF SHARES OF THE FUND:
  Issued from the sale of shares....................................        463,989         581,549
  Issued in reinvestment of distributions...........................          9,420          11,459
  Redeemed..........................................................       (828,457)     (1,088,164)
                                                                     --------------  --------------
  Net Change........................................................       (355,048)       (495,156)
                                                                     ==============  ==============

                See accompanying notes to financial statements.

                                    MSF-195

METROPOLITAN SERIES FUND, INC.

 ZENITH EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                                                   -------------
                                                                                       2003
                                                                                   ----------
NET ASSET VALUE, BEGINNING OF YEAR................................................ $   263.54
                                                                                   ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................       1.57
  Net realized and unrealized gain (loss) on investments..........................      81.36
                                                                                   ----------
  Total from investment operations................................................      82.93
                                                                                   ----------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................      (0.79)
  Distributions from net realized capital gains...................................       0.00
  Distributions in excess of net realized capital gains...........................       0.00
                                                                                   ----------
  Total distributions.............................................................      (0.79)
                                                                                   ----------
NET ASSET VALUE, END OF YEAR...................................................... $   345.68
                                                                                   ==========
TOTAL RETURN (%)..................................................................       31.5
Ratio of operating expenses to average net assets before expense reductions (%)...       0.01(a)
Ratio of operating expenses to average net assets after expense reductions (%) (b)         --
Ratio of net investment income to average net assets (%)..........................       0.50
Portfolio turnover rate (%).......................................................          6
Net assets, end of year (000)..................................................... $1,042,983

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------------------
                                                                                     2002       2001        2000        1999
                                                                                   --------  ----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF YEAR................................................ $ 338.82  $   411.89  $   434.74  $   468.03
                                                                                   --------  ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.79        1.37        5.85        3.35
  Net realized and unrealized gain (loss) on investments..........................   (75.01)     (68.85)     (26.21)      68.25
                                                                                   --------  ----------  ----------  ----------
  Total from investment operations................................................   (74.22)     (67.48)     (20.36)      71.60
                                                                                   --------  ----------  ----------  ----------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (1.06)      (5.59)      (0.13)      (3.33)
  Distributions from net realized capital gains...................................     0.00        0.00       (2.36)    (101.18)
  Distributions in excess of net realized capital gains...........................     0.00        0.00        0.00       (0.38)
                                                                                   --------  ----------  ----------  ----------
  Total distributions.............................................................    (1.06)      (5.59)      (2.49)    (104.89)
                                                                                   --------  ----------  ----------  ----------
NET ASSET VALUE, END OF YEAR...................................................... $ 263.54  $   338.82  $   411.89  $   434.74
                                                                                   ========  ==========  ==========  ==========
TOTAL RETURN (%)..................................................................    (22.0)      (16.4)       (4.7)       15.7
Ratio of operating expenses to average net assets before expense reductions (%)...     0.26        0.69        0.66        0.66
Ratio of operating expenses to average net assets after expense reductions (%) (b)     0.25        0.68        0.65          --
Ratio of net investment income to average net assets (%)..........................     0.23        0.33        1.34        0.67
Portfolio turnover rate (%).......................................................      302         245         272         206
Net assets, end of year (000)..................................................... $888,712  $1,310,358  $1,744,283  $2,064,016

(a)The ratio of operating expenses does not include expenses of investment companies in which the Portfolio invests.
(b)The Portfolio had entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-196

METROPOLITAN SERIES FUND, INC.

 FI MID CAP OPPORTUNITIES PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--96.4% OF TOTAL NET ASSETS

                                                                  VALUE
        SHARES                                                   (NOTE 1)
       -----------------------------------------------------------------------

                    AIR FREIGHT & COURIERS--1.4%
          16,300    CNF, Inc.................................. $    552,570
                                                               ------------

                    AIRLINES--5.5%
          10,400    AirTran Holdings, Inc. (b)................      123,760
          16,950    Alaska Air Group, Inc.....................      462,565
          32,047    Atlantic Coast Airlines Holdings, Inc. (b)      317,265
          23,339    Continental Airlines, Inc. (Class B) (b)..      379,726
          10,246    JetBlue Airways Corp. (b).................      271,724
           9,400    Ryanair Holdings, Plc. (ADR) (b)..........      476,016
           6,700    Westjet Airlines, Ltd. (b), (CAD).........      147,495
                                                               ------------
                                                                  2,178,551
                                                               ------------

                    BIOTECHNOLOGY--0.1%
           2,100    Millennium Pharmaceuticals, Inc. (b)......       39,207
                                                               ------------

                    CAPITAL MARKETS--2.3%
          33,600    E*TRADE Financial Corp. (b)...............      425,040
           6,000    Lehman Brothers Holdings, Inc.............      463,320
                                                               ------------
                                                                    888,360
                                                               ------------

                    CHEMICALS--1.6%
          22,700    Lyondell Chemical Co......................      384,765
          12,560    Olin Corp.................................      251,954
                                                               ------------
                                                                    636,719
                                                               ------------

                    COMMERCIAL BANKS--0.7%
           8,700    Banknorth Group, Inc......................      283,011
                                                               ------------

                    COMMERCIAL SERVICES & SUPPLIES--8.9%
          31,910    Aramark Corp..............................      874,972
           4,700    Career Education Corp. (b)................      188,329
          36,000    Cendant Corp. (b).........................      801,720
          34,100    Moore Wallace, Inc., (CAD)................      638,806
          15,300    Moore Wallace, Inc........................      286,569
          18,520    Weight Watchers International, Inc. (b)...      710,613
                                                               ------------
                                                                  3,501,009
                                                               ------------

                    COMMUNICATION EQUIPMENT--1.1%
          62,300    CIENA Corp. (b)...........................      413,672
                                                               ------------

                    CONTAINERS & PACKAGING--1.0%
          16,540    Pactiv Corp. (b)..........................      395,306
                                                               ------------

                    DIVERSIFIED FINANCIAL SERVICES--1.1%
          12,400    CIT Group, Inc............................      445,780
                                                               ------------

                    DIVERSIFIED TELECOMMUNICATION SERVICES--4.8%
         113,890    Citizens Communications Co................    1,414,514
           3,600    NTL, Inc. (b).............................      251,100
          10,300    Telus Corp., (CAD)........................      192,873
             800    Telus Corp................................       14,888
                                                               ------------
                                                                  1,873,375
                                                               ------------

                                                                  VALUE
     SHARES                                                      (NOTE 1)
    -----------------------------------------------------------------------

              ELECTRIC UTILITIES--0.1%
          980 FirstEnergy Corp................................ $     34,496
                                                               ------------

              ELECTRICAL EQUIPMENT--0.0%
          500 FuelCell Energy, Inc. (b).......................        6,500
                                                               ------------

              ELECTRONIC EQUIPMENT & INSTRUMENTS--4.2%
       15,800 Celestica, Inc. (b), (CAD)......................      239,136
       15,700 Celestica, Inc. (b).............................      236,599
       12,010 Ingram Micro, Inc. (b)..........................      190,959
       57,510 Symbol Technologies, Inc........................      971,344
                                                               ------------
                                                                  1,638,038
                                                               ------------

              ENERGY EQUIPMENT & SERVICES--4.1%
        1,000 BJ Services Co. (b).............................       35,900
        5,580 ENSCO International, Inc........................      151,609
       25,970 Grant Prideco, Inc. (b).........................      338,129
       16,332 National-Oilwell, Inc. (b)......................      365,184
       18,344 Rowan Cos., Inc. (b)............................      425,030
        8,308 Weatherford International, Ltd. (b).............      299,088
                                                               ------------
                                                                  1,614,940
                                                               ------------

              FOOD & STAPLES RETAILING--3.4%
       61,010 Safeway, Inc. (b)...............................    1,336,729
                                                               ------------

              HEALTH CARE EQUIPMENT & SUPPLIES--4.3%
       25,110 Baxter International, Inc.......................      766,357
       20,550 Edwards Lifesciences Corp. (b)..................      618,144
        7,900 Fisher Scientific International, Inc............      326,823
                                                               ------------
                                                                  1,711,324
                                                               ------------

              HEALTH CARE PROVIDERS & SERVICES--3.1%
        3,800 Covance, Inc. (b)...............................      101,840
        2,500 DaVita, Inc. (b)................................       97,500
        8,770 Health Management Associates, Inc. (Class A) (b)      210,480
      154,800 HealthSouth Corp. (b)...........................      710,532
        2,700 Omnicare, Inc...................................      109,053
                                                               ------------
                                                                  1,229,405
                                                               ------------

              HOTELS, RESTAURANTS & LEISURE--0.5%
        6,738 Wynn Resorts, Ltd. (b)..........................      188,731
                                                               ------------

              HOUSEHOLD DURABLES--4.9%
       21,040 Harman International Industries, Inc............    1,556,539
        3,698 Lennar Corp.....................................      355,008
                                                               ------------
                                                                  1,911,547
                                                               ------------

              IT SERVICES--1.1%
       43,842 BearingPoint, Inc. (b)..........................      442,366
                                                               ------------

              INSURANCE--1.0%
       17,400 Conseco, Inc. (b)...............................      379,320
                                                               ------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-197

METROPOLITAN SERIES FUND, INC.

 FI MID CAP OPPORTUNITIES PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)

                                                                VALUE
        SHARES                                                 (NOTE 1)
       ------------------------------------------------------------------

                 INTERNET & CATALOG RETAIL--0.7%
           5,300 Netflix, Inc. (b).......................... $    289,857
                                                             ------------

                 INTERNET SOFTWARE & SERVICES--0.1%
           5,833 webMethods, Inc. (b).......................       53,372
                                                             ------------

                 MACHINERY--0.5%
           3,300 Parker Hannifin Corp.......................      196,350
                                                             ------------

                 MEDIA--8.0%
          42,200 Cablevision Systems Corp. (Class A) (b)....      987,058
          28,000 EchoStar Communications Corp. (Class A) (b)      952,000
           3,100 Entercom Communications Corp. (b)..........      164,176
          12,600 Lamar Advertising Co. (Class A)............      470,232
           4,600 Salem Communications Corp. (b).............      124,752
          19,000 The Walt Disney Co.........................      443,270
                                                             ------------
                                                                3,141,488
                                                             ------------

                 METALS & MINING--3.8%
          28,800 Falconbridge, Ltd. (b), (CAD)..............      698,857
           4,900 Nucor Corp.................................      274,400
          12,640 Peabody Energy Corp........................      527,215
                                                             ------------
                                                                1,500,472
                                                             ------------

                 MULTILINE RETAIL--0.7%
          18,620 Saks, Inc. (b).............................      280,045
                                                             ------------

                 OIL & GAS--2.5%
           7,980 Burlington Resources, Inc..................      441,933
          12,540 Pioneer Natural Resources Co...............      400,402
           8,140 Tsakos Energy Navigation, Ltd..............      150,183
                                                             ------------
                                                                  992,518
                                                             ------------

                 PAPER & FOREST PRODUCTS--1.1%
          12,700 Boise Cascade Corp.........................      417,322
                                                             ------------

                 ROAD & RAIL--2.1%
           8,600 CSX Corp...................................      309,084
          14,000 Norfolk Southern Corp......................      331,100
           7,933 Swift Transportation Co., Inc. (b).........      166,752
                                                             ------------
                                                                  806,936
                                                             ------------

                 SEMICONDUCTORS & EQUIPMENT--1.8%
          11,700 Integrated Circuit Systems, Inc. (b).......      333,333
          15,400 NVIDIA Corp. (b)...........................      358,050
                                                             ------------
                                                                  691,383
                                                             ------------

                 SOFTWARE--4.5%
          26,566 Autodesk, Inc..............................      652,992
          30,152 BEA Systems, Inc. (b)......................      370,869
           3,200 Novell, Inc. (b)...........................       33,664
          12,253 Quest Software, Inc. (b)...................      173,993
          38,700 Siebel Systems, Inc. (b)...................      536,769
                                                             ------------
                                                                1,768,287
                                                             ------------

                                                                  VALUE
         SHARES                                                  (NOTE 1)
        -------------------------------------------------------------------

                     SPECIALTY RETAIL--1.0%
            6,100    Dicks Sporting Goods Inc. (b)............ $    296,826
            3,700    Linens 'N Things, Inc. (b)...............      111,296
                                                               ------------
                                                                    408,122
                                                               ------------

                     TEXTILES, APPARELS & LUXURY GOODS--3.3%
            9,090    Polo Ralph Lauren Corp...................      261,792
           20,090    Reebok International, Ltd................      789,939
           17,740    Tommy Hilfiger Corp. (b).................      262,729
                                                               ------------
                                                                  1,314,460
                                                               ------------

                     THRIFTS & MORTGAGE FINANCE--2.7%
           10,133    Countrywide Financial Corp...............      768,613
           12,540    Sovereign Bancorp, Inc...................      297,825
                                                               ------------
                                                                  1,066,438
                                                               ------------

                     WIRELESS TELECOMMUNICATION SERVICES--8.4%
           26,928    At Road, Inc. (b)........................      358,142
          105,160    Nextel Communications, Inc. (Class A) (b)    2,950,790
                                                               ------------
                                                                  3,308,932
                                                               ------------
                     Total Common Stocks
                      (Identified Cost $33,321,696)...........   37,936,938
                                                               ------------

        BONDS & NOTES--0.9%
          FACE
         AMOUNT
        -------------------------------------------------------------------

                     YANKEE--0.9%
        $  25,000    Telewest Communications, Plc.
                      9.625%, 10/01/06 (g)....................       15,813
          400,000    Telewest Communications, Plc.
                      11.000%, 10/01/07 (g)...................      260,000
           30,000    Telewest Communications, Plc.
                      11.250%, 11/01/08 (g)...................       19,275
           75,000    Telewest Communications, Plc.
                      0/9.250%, 04/15/09 (e)..................       39,000
           30,000    Telewest Communications, Plc.
                      0/11.375%, 02/01/10 (e).................       14,700
           45,000    Telewest Communications, Plc.
                      9.875%, 02/01/10 (g)....................       27,900
                                                               ------------
                                                                    376,688
                                                               ------------
                     Total Bonds & Notes
                      (Identified Cost $292,158)..............      376,688
                                                               ------------
                     Total Investments--97.3%
                      (Identified Cost $33,613,854) (a).......   38,313,626
                     Other assets less liabilities............    1,047,258
                                                               ------------
                     TOTAL NET ASSETS--100%................... $ 39,360,884
                                                               ============

 See accompanying notes to statement of investments and financial statements.

                                    MSF-198

METROPOLITAN SERIES FUND, INC.

 FI MID CAP OPPORTUNITIES PORTFOLIO




STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

     ASSETS
       Investments at value.........................          $38,313,626
       Cash.........................................              712,623
       Receivable for:
        Securities sold.............................              477,118
        Fund shares sold............................              176,987
        Dividends...................................               24,900
        Due from Investment Adviser.................               16,797
                                                              -----------
         Total Assets...............................           39,722,051
     LIABILITIES
       Payable for:
        Fund shares redeemed........................ $144,879
        Securities purchased........................  160,311
        Withholding taxes...........................      160
       Accrued expenses:
        Management fees.............................   16,836
        Service and distribution fees...............    4,516
        Deferred trustees fees......................    1,740
        Other expenses..............................   32,725
                                                     --------
         Total Liabilities..........................              361,167
                                                              -----------
     NET ASSETS.....................................          $39,360,884
                                                              ===========
       Net assets consist of:
        Capital paid in.............................          $33,293,092
        Undistributed net investment income (loss)..               (1,740)
        Accumulated net realized gains (losses).....            1,369,748
        Unrealized appreciation (depreciation) on
         investments and foreign currency...........            4,699,784
                                                              -----------
     NET ASSETS.....................................          $39,360,884
                                                              ===========
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per share
      ($6,030,711 divided by 524,012 shares
      outstanding)..................................          $     11.51
                                                              ===========
     CLASS B
     Net asset value and redemption price per share
      ($8,188,207 divided by 714,200 shares
      outstanding)..................................          $     11.46
                                                              ===========
     CLASS E
     Net asset value and redemption price per share
      ($25,141,966 divided by 2,189,403 shares
      outstanding)..................................          $     11.48
                                                              ===========
     Identified cost of investments.................          $33,613,854
                                                              ===========

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

     INVESTMENT INCOME
       Dividends...............................             $  111,202 (a)
       Interest................................                 14,947
                                                            ----------
                                                               126,149
     EXPENSES
       Management fees......................... $  137,819
       Service and distribution fees--Class B..      8,519
       Service and distribution fees--Class E..     15,248
       Directors' fees and expenses............     17,240
       Custodian...............................    128,177
       Audit and tax services..................     22,300
       Legal...................................        429
       Printing................................      4,742
       Insurance...............................        156
       Miscellaneous...........................      2,908
                                                ----------
       Total expenses before reductions........    337,538
       Less expenses assumed by the investment
        adviser................................   (135,684)    201,854
                                                ----------  ----------
     NET INVESTMENT INCOME (LOSS)..............                (75,705)
                                                            ----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................  2,518,613
       Foreign currency transactions--net......     (6,676)  2,511,937
                                                ----------
     Unrealized appreciation (depreciation) on:
       Investments--net........................  4,688,833
       Foreign currency transactions--net......         13   4,688,846
                                                ----------  ----------
     Net gain (loss)...........................              7,200,783
                                                            ----------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................             $7,125,078
                                                            ==========

(a)Net of foreign taxes of $1,036.

                See accompanying notes to financial statements.

                                    MSF-199

METROPOLITAN SERIES FUND, INC.

 FI MID CAP OPPORTUNITIES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                                  MAY 1, 2002(A)
                                                                      YEAR ENDED     THROUGH
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2003          2002
                                                                     ------------ --------------
FROM OPERATIONS
  Net investment income (loss)...................................... $   (75,705)   $   (2,578)
  Net realized gain (loss)..........................................   2,511,937      (547,385)
  Unrealized appreciation (depreciation)............................   4,688,846        10,938
                                                                     -----------    ----------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   7,125,078      (539,025)
                                                                     -----------    ----------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gain
    Class A.........................................................     (79,753)            0
    Class B.........................................................    (108,312)            0
    Class E.........................................................    (331,957)            0
                                                                     -----------    ----------
                                                                        (520,022)            0
                                                                     -----------    ----------
  TOTAL DISTRIBUTIONS...............................................    (520,022)            0
                                                                     -----------    ----------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  26,902,976     6,391,877
                                                                     -----------    ----------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  33,508,032     5,852,852

NET ASSETS
  Beginning of the period...........................................   5,852,852             0
                                                                     -----------    ----------
  End of the period................................................. $39,360,884    $5,852,852
                                                                     ===========    ==========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $    (1,740)   $     (700)
                                                                     ===========    ==========

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                                           MAY 1, 2002(A)
                                                                     YEAR ENDED               THROUGH
                                                                  DECEMBER 31, 2003      DECEMBER 31, 2002
                                                               ----------------------  ---------------------
                                                                 SHARES        $        SHARES        $
                                                               ---------  -----------  --------  -----------
CLASS A
  Sales.......................................................   394,771  $ 3,931,805   278,971  $ 2,733,596
  Reinvestments...............................................     7,140       79,753         0            0
  Redemptions.................................................  (151,781)  (1,557,205)   (5,089)     (41,686)
                                                               ---------  -----------  --------  -----------
  Net increase (decrease).....................................   250,130  $ 2,454,353   273,882  $ 2,691,910
                                                               =========  ===========  ========  ===========
CLASS B
  Sales.......................................................   670,046  $ 6,628,334   153,594  $ 1,257,763
  Reinvestments...............................................     9,732      108,312         0            0
  Redemptions.................................................   (79,633)    (803,353)  (39,539)    (314,187)
                                                               ---------  -----------  --------  -----------
  Net increase (decrease).....................................   600,145  $ 5,933,293   114,055  $   943,576
                                                               =========  ===========  ========  ===========
CLASS E
  Sales....................................................... 2,072,565  $20,567,585   509,247  $ 4,409,121
  Reinvestments...............................................    29,772      331,957         0            0
  Redemptions.................................................  (239,731)  (2,384,212) (182,450)  (1,652,730)
                                                               ---------  -----------  --------  -----------
  Net increase (decrease)..................................... 1,862,606  $18,515,330   326,797  $ 2,756,391
                                                               =========  ===========  ========  ===========
  Increase (decrease) derived from capital share transactions. 2,712,881  $26,902,976   714,734  $ 6,391,877
                                                               =========  ===========  ========  ===========

(a)Commencement of operations.

                See accompanying notes to financial statements.

                                    MSF-200

METROPOLITAN SERIES FUND, INC.

 FI MID CAP OPPORTUNITIES PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                                                 CLASS A
                                                                       -----------------------
                                                                                    MAY 1, 2002(A)
                                                                        YEAR ENDED     THROUGH
                                                                       DECEMBER 31,  DECEMBER 31,
                                                                           2003          2002
                                                                       ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD..................................    $ 8.19        $10.00
                                                                          ------        ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................     (0.02)         0.00
 Net realized and unrealized gain (loss) on investments...............      3.50         (1.81)
                                                                          ------        ------
 Total from investment operations.....................................      3.48         (1.81)
                                                                          ------        ------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................      0.00          0.00
 Distributions from net realized capital gains........................     (0.16)         0.00
                                                                          ------        ------
 Total Distributions..................................................     (0.16)         0.00
                                                                          ------        ------
NET ASSET VALUE, END OF PERIOD........................................    $11.51        $ 8.19
                                                                          ======        ======
TOTAL RETURN (%)......................................................      42.5         (18.1)(b)
Ratio of operating expenses to average net assets.....................      1.03          0.95 (c)
Ratio of net investment income to average net assets (%)..............      (0.3)        (0.08)(c)
Portfolio turnover rate (%)...........................................       170           250 (c)
Net assets, end of period (000).......................................    $6,031        $2,244
The ratios of operating expenses to average net assets without giving
 effect to the contractual expense agreement would have been (%)......      1.82          4.42 (c)

                                                                       CLASS B                     CLASS E
                                                             -----------------------     -----------------------
                                                                          MAY 1, 2002(A)              MAY 1, 2002(A)
                                                              YEAR ENDED     THROUGH      YEAR ENDED     THROUGH
                                                             DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                                 2003          2002          2003          2002
                                                             ------------ -------------- ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $ 8.18        $10.00       $  8.19        $10.00
                                                                ------        ------       -------        ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income......................................     (0.02)         0.00         (0.02)         0.00
 Net realized and unrealized gain (loss) on investments.....      3.46         (1.82)         3.47         (1.81)
                                                                ------        ------       -------        ------
 Total from investment operations...........................      3.44         (1.82)         3.45         (1.81)
                                                                ------        ------       -------        ------
LESS DISTRIBUTIONS
 Distributions from net investment income...................      0.00          0.00          0.00          0.00
 Distributions from net realized capital gains..............     (0.16)         0.00         (0.16)         0.00
                                                                ------        ------       -------        ------
 Total Distributions........................................     (0.16)         0.00         (0.16)         0.00
                                                                ------        ------       -------        ------
NET ASSET VALUE, END OF PERIOD..............................    $11.46        $ 8.18       $ 11.48        $ 8.19
                                                                ======        ======       =======        ======
TOTAL RETURN (%)............................................      42.1         (18.2)(b)      42.2         (18.1)(b)
Ratio of operating expenses to average net assets...........      1.28          1.20 (c)      1.18          1.10 (c)
Ratio of net investment income to average net assets (%)....     (0.55)        (0.15)(c)     (0.45)        (0.12)(c)
Portfolio turnover rate (%).................................       170           250 (c)       170           250 (c)
Net assets, end of period (000).............................    $8,188        $  933       $25,142        $2,676
The ratios of operating expenses to average net assets
 without giving effect to the contractual expense agreement
 would have been (%)........................................      2.07          4.67 (c)      1.97          4.57 (c)

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-201

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK FOCUSED VALUE PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--87.3% OF TOTAL NET ASSETS


                                                           VALUE
             SHARES                                       (NOTE 1)
          ------------------------------------------------------------

                        AEROSPACE & DEFENSE--2.7%
              1,204,600 Rockwell Collins, Inc......... $    36,174,138
                                                       ---------------

                        BEVERAGES--3.0%
              1,684,000 Pepsi Bottling Group, Inc.....      40,719,120
                                                       ---------------

                        BIOTECHNOLOGY--3.4%
                801,700 Chiron Corp. (b)..............      45,688,883
                                                       ---------------

                        CAPITAL MARKETS--2.0%
              1,686,700 Janus Capital Group, Inc......      27,678,747
                                                       ---------------

                        COMMERCIAL BANKS--0.3%
                114,800 Wilmington Trust Corp.........       4,132,800
                                                       ---------------

                        COMMERCIAL SERVICES & SUPPLIES--19.3%
                837,000 Aramark Corp..................      22,950,540
              3,994,100 Concord EFS, Inc. (b).........      59,272,444
                832,800 D&B Corp. (b).................      42,231,288
                758,600 Equifax, Inc..................      18,585,700
              1,645,800 H&R Block, Inc................      91,127,946
                986,600 Valassis Communications, Inc..      28,956,710
                                                       ---------------
                                                           263,124,628
                                                       ---------------

                        HEALTH CARE PROVIDERS & SERVICES--4.4%
              1,464,200 Omnicare, Inc.................      59,139,038
                                                       ---------------

                        HOTELS, RESTAURANTS & LEISURE--9.0%
              2,842,000 Darden Restaurants, Inc.......      59,795,680
              1,830,900 Yum! Brands, Inc. (b).........      62,982,960
                                                       ---------------
                                                           122,778,640
                                                       ---------------

                        IT SERVICES--3.8%
              1,865,000 SunGard Data Systems, Inc. (b)      51,679,150
                                                       ---------------

                        LEISURE EQUIPMENT & PRODUCTS--3.3%
              2,340,000 Mattel, Inc...................      45,091,800
                                                       ---------------

                        MEDIA--6.6%
                717,400 Knight-Ridder, Inc............      55,505,238
              1,890,000 Time Warner, Inc. (b).........      34,001,100
                                                       ---------------
                                                            89,506,338
                                                       ---------------

                        OFFICE ELECTRONICS--4.7%
              4,631,300 Xerox Corp. (b)...............      63,911,940
                                                       ---------------

                        OIL & GAS--3.0%
                725,000 Burlington Resources, Inc.....      40,150,500
                                                       ---------------

                        SPECIALTY RETAIL--5.7%
              2,759,000 Office Depot, Inc. (b)........      46,102,890
              2,485,100 Toys "R" Us, Inc. (b).........      31,411,664
                                                       ---------------
                                                            77,514,554
                                                       ---------------

                                                                VALUE
        SHARES                                                 (NOTE 1)
     ----------------------------------------------------------------------

                   THRIFTS & MORTGAGE FINANCE--16.1%
         5,516,200 Sovereign Bancorp, Inc................. $   131,009,750
         2,204,400 Washington Mutual, Inc.................      88,440,528
                                                           ---------------
                                                               219,450,278
                                                           ---------------
                   Total Common Stocks
                    (Identified Cost $917,556,241)........   1,186,740,554
                                                           ---------------

     SHORT TERM INVESTMENTS--12.8%
         FACE
        AMOUNT
     ----------------------------------------------------------------------

                   REPURCHASE AGREEMENT--12.8%
     $ 174,696,000 State Street Corp. Repurchase Agreement
                    dated 12/31/03 at 0.350% to be
                    repurchased at $174,699,397 on
                    01/02/04, collateralized by
                    $50,670,000 U.S. Treasury Bond
                    13.250% due 05/15/14 with a value of
                    $76,195,013 and U.S. Treasury Bond
                    10.750% due 08/15/05 with a value of
                    $102,005,638..........................     174,696,000
                                                           ---------------
                   Total Short Term Investments
                    (Identified Cost $174,696,000)........     174,696,000
                                                           ---------------
                   Total Investments--100.1%
                    (Identified Cost $1,092,252,241) (a)..   1,361,436,554
                   Other assets less liabilities..........      (1,283,635)
                                                           ---------------
                   TOTAL NET ASSETS--100%................. $ 1,360,152,919
                                                           ===============

 See accompanying notes to statement of investments and financial statements.

                                    MSF-202

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK FOCUSED VALUE PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

     ASSETS
       Investments at value.....................            $1,186,740,554
       Investments in repurchase agreements.....               174,696,000
       Cash.....................................                       527
       Receivable for:
        Fund shares sold........................                 2,985,927
        Dividends and interest..................                   455,098
                                                            --------------
         Total Assets...........................             1,364,878,106
     LIABILITIES
       Payable for:
        Fund shares redeemed.................... $3,725,963
       Accrued expenses :
        Management fees.........................    810,458
        Service and distribution fees...........    131,546
        Deferred trustees fees..................     27,113
        Other expenses..........................     30,107
                                                 ----------
         Total Liabilities......................                 4,725,187
                                                            --------------
     NET ASSETS.................................            $1,360,152,919
                                                            ==============
       Net assets consist of :
        Capital paid in.........................            $1,074,179,582
        Undistributed net investment income.....                   235,625
        Accumulated net realized gains
         (losses)...............................                16,553,399
        Unrealized appreciation (depreciation)
         on investments.........................               269,184,313
                                                            --------------
     NET ASSETS.................................            $1,360,152,919
                                                            ==============
     Computation of offering price :
     CLASS A
     Net asset value and redemption price per
      share ($614,741,739 divided by
      2,741,160 shares outstanding).............            $       224.26
                                                            ==============
     CLASS B
     Net asset value and redemption price per
      share ($540,655,759 divided by
      2,444,495 shares outstanding).............            $       221.17
                                                            ==============
     CLASS E
     Net asset value and redemption price per
      share ($204,755,421 divided by
      919,844 shares outstanding)...............            $       222.60
                                                            ==============
     Identified cost of investments.............            $1,092,252,241
                                                            ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

      INVESTMENT INCOME
        Dividends...............................             $  7,821,132
        Interest................................                  410,458
                                                             ------------
                                                                8,231,590
      EXPENSES
        Management fees......................... $6,780,786
        Service and distribution fees-Class B...    728,261
        Service and distribution fees-Class E...    186,043
        Directors' fees and expenses............     31,788
        Custodian...............................    124,346
        Audit and tax services..................     22,301
        Legal...................................     23,033
        Printing................................    234,465
        Insurance...............................     15,563
        Miscellaneous...........................      4,611
                                                 ----------
        Total expenses before reductions........  8,151,197
        Expense reductions......................   (176,336)    7,974,861
                                                 ----------  ------------
      NET INVESTMENT INCOME.....................                  256,729
                                                             ------------
      REALIZED AND UNREALIZED GAIN (LOSS)
      Realized gain (loss) on:
        Investments--net........................               32,696,201
      Unrealized appreciation (depreciation) on:
        Investments--net........................              249,850,910
                                                             ------------
      Net gain (loss)...........................              282,547,111
                                                             ------------
      NET INCREASE (DECREASE) IN NET ASSETS
       FROM OPERATIONS..........................             $282,803,840
                                                             ============

                See accompanying notes to financial statements.

                                    MSF-203

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK FOCUSED VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                       YEAR ENDED     YEAR ENDED
                                                                      DECEMBER 31,   DECEMBER 31,
                                                                          2003           2002
                                                                     --------------  ------------
FROM OPERATIONS
  Net investment income............................................. $      256,729  $    926,040
  Net realized gain (loss)..........................................     32,696,201   (13,474,861)
  Unrealized appreciation (depreciation)............................    249,850,910   (46,335,937)
                                                                     --------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................    282,803,840   (58,884,758)
                                                                     --------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................       (705,634)     (889,358)
    Class B.........................................................       (141,367)      (88,783)
    Class E.........................................................        (89,194)      (51,495)
                                                                     --------------  ------------
  TOTAL DISTRIBUTIONS...............................................       (936,195)   (1,029,636)
                                                                     --------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    424,835,178   307,906,762
                                                                     --------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................    706,702,823   247,992,368

NET ASSETS
  Beginning of the period...........................................    653,450,096   405,457,728
                                                                     --------------  ------------
  End of the period................................................. $1,360,152,919  $653,450,096
                                                                     ==============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $      235,625  $    915,091
                                                                     ==============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                            YEAR ENDED                YEAR ENDED
                                                                         DECEMBER 31, 2003         DECEMBER 31, 2002
                                                                     ------------------------  ------------------------
                                                                       SHARES         $          SHARES         $
                                                                     ---------  -------------  ---------  -------------
CLASS A
  Sales.............................................................   724,195  $ 135,836,605  1,485,408  $ 267,880,808
  Reinvestments.....................................................     4,178        705,634      4,585        889,358
  Redemptions.......................................................  (575,928)  (104,848,255)  (894,438)  (151,892,629)
                                                                     ---------  -------------  ---------  -------------
  Net increase (decrease)...........................................   152,445  $  31,693,984    595,555  $ 116,877,537
                                                                     =========  =============  =========  =============
CLASS B
  Sales............................................................. 1,710,923  $ 324,157,504    723,733  $ 124,967,210
  Reinvestments.....................................................       847        141,367        463         88,783
  Redemptions.......................................................  (105,927)   (21,182,122)   (16,247)    (2,587,115)
                                                                     ---------  -------------  ---------  -------------
  Net increase (decrease)........................................... 1,605,843  $ 303,116,749    707,949  $ 122,468,878
                                                                     =========  =============  =========  =============
CLASS E
  Sales.............................................................   535,126  $ 101,778,286    411,141  $  72,411,718
  Reinvestments.....................................................       531         89,194        267         51,495
  Redemptions.......................................................   (60,569)   (11,843,035)   (22,907)    (3,902,866)
                                                                     ---------  -------------  ---------  -------------
  Net increase (decrease)...........................................   475,088  $  90,024,445    388,501  $  68,560,347
                                                                     =========  =============  =========  =============
  Increase (decrease) in net assets from capital share transactions. 2,233,376  $ 424,835,178  1,692,005  $ 307,906,762
                                                                     =========  =============  =========  =============

                See accompanying notes to financial statements.

                                    MSF-204

METROPOLITAN SERIES FUND, INC.

 HARRIS OAKMARK FOCUSED VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                           CLASS A
                                                                       -----------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                       -----------------------------------------------
                                                                         2003      2002      2001      2000     1999
                                                                       --------  --------  --------  -------- --------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $ 169.33  $ 186.12  $ 146.67  $ 121.71 $ 122.85
                                                                       --------  --------  --------  -------- --------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................     0.24      0.27      0.42      1.15     1.36
 Net realized and unrealized gain (loss) on investments...............    54.97    (16.70)    40.09     23.81    (0.97)
                                                                       --------  --------  --------  -------- --------
 Total from investment operations.....................................    55.21    (16.43)    40.51     24.96     0.39
                                                                       --------  --------  --------  -------- --------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................    (0.28)    (0.36)    (1.06)     0.00    (1.36)
 Distributions in excess of net investment income.....................     0.00      0.00      0.00      0.00    (0.17)
 Distributions from net realized capital gains........................     0.00      0.00      0.00      0.00     0.00
                                                                       --------  --------  --------  -------- --------
 Total distributions..................................................    (0.28)    (0.36)    (1.06)     0.00    (1.53)
                                                                       --------  --------  --------  -------- --------
NET ASSET VALUE, END OF PERIOD........................................ $ 224.26  $ 169.33  $ 186.12  $ 146.67 $ 121.71
                                                                       ========  ========  ========  ======== ========
TOTAL RETURN (%)......................................................     32.7      (8.8)     27.8      20.5      0.3
Ratio of operating expenses to average net assets before expense
 reductions (%).......................................................     0.80      0.82      0.87      0.90     0.88
Ratio of operating expenses to average net assets after expense
 reductions (%) (d)...................................................     0.78      0.82      0.84        --       --
Ratio of net investment income to average net assets (%)..............     0.14      0.22      0.43      0.98     1.08
Portfolio turnover rate (%)...........................................       16        11        28       143      119
Net assets, end of period (000)....................................... $614,742  $438,359  $370,959  $139,518 $109,280
The ratios of operating expenses to average net assets without giving
 effect to the contractual expense agreement would have been (%)......       --        --        --      0.96       --

                                                                                       CLASS B
                                                                       -------------------------------------
                                                                           YEAR ENDED      FEBRUARY 20, 2001(A)
                                                                          DECEMBER 31,           THROUGH
                                                                       ------------------      DECEMBER 31,
                                                                         2003      2002            2001
                                                                       --------  --------  --------------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $ 167.26  $ 184.25        $159.20
                                                                       --------  --------        -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................     0.01      0.16           0.01
 Net realized and unrealized gain (loss) on investments...............    54.02    (16.83)         25.04
                                                                       --------  --------        -------
 Total from investment operations.....................................    54.03    (16.67)         25.05
                                                                       --------  --------        -------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................    (0.12)    (0.32)          0.00
 Distributions in excess of net investment income.....................     0.00      0.00           0.00
 Distributions from net realized capital gains........................     0.00      0.00           0.00
                                                                       --------  --------        -------
 Total distributions..................................................    (0.12)    (0.32)          0.00
                                                                       --------  --------        -------
NET ASSET VALUE, END OF PERIOD........................................ $ 221.17  $ 167.26        $184.25
                                                                       ========  ========        =======
TOTAL RETURN (%)......................................................     32.3      (9.1)         15.7 (b)
Ratio of operating expenses to average net assets before expense
 reductions (%).......................................................     1.05      1.07          1.12 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d)...................................................     1.03      1.07          1.09 (c)
Ratio of net investment income to average net assets (%)..............    (0.13)    (0.06)         0.02 (c)
Portfolio turnover rate (%)...........................................       16        11             28
Net assets, end of period (000)....................................... $540,656  $140,273        $24,082

                                                                                    CLASS E
                                                                       ------------------------------
                                                                           YEAR ENDED     MAY 1, 2001(A)
                                                                          DECEMBER 31,       THROUGH
                                                                       -----------------   DECEMBER 31,
                                                                         2003      2002        2001
                                                                       --------  -------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $ 168.22  $185.17     $164.26
                                                                       --------  -------     -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................     0.07     0.25        0.02
 Net realized and unrealized gain (loss) on investments...............    54.47   (16.85)      20.89
                                                                       --------  -------     -------
 Total from investment operations.....................................    54.54   (16.60)      20.91
                                                                       --------  -------     -------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................    (0.16)   (0.35)       0.00
 Distributions in excess of net investment income.....................     0.00     0.00        0.00
 Distributions from net realized capital gains........................     0.00     0.00        0.00
                                                                       --------  -------     -------
 Total distributions..................................................    (0.16)   (0.35)       0.00
                                                                       --------  -------     -------
NET ASSET VALUE, END OF PERIOD........................................ $ 222.60  $168.22     $185.17
                                                                       ========  =======     =======
TOTAL RETURN (%)......................................................     32.5     (9.0)      12.7 (b)
Ratio of operating expenses to average net assets before expense
 reductions (%).......................................................     0.95     0.97       1.02 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d)...................................................     0.93     0.97       0.99 (c)
Ratio of net investment income to average net assets (%)..............    (0.03)    0.05       0.09 (c)
Portfolio turnover rate (%)...........................................       16       11          28
Net assets, end of period (000)....................................... $204,755  $74,818     $10,416

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-205

METROPOLITAN SERIES FUND, INC.

 JANUS MID CAP PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--94.0% OF TOTAL NET ASSETS


                                                               VALUE
       SHARES                                                 (NOTE 1)
      -------------------------------------------------------------------

               AIR FREIGHT & COURIERS--2.2%
       193,795 C.H. Robinson Worldwide, Inc................ $   7,346,768
       229,795 CNF, Inc....................................     7,790,051
       128,735 Expeditors International of Washington, Inc.     4,848,160
                                                            -------------
                                                               19,984,979
                                                            -------------

               AIRLINES--2.2%
       389,750 Ryanair Holdings, Plc. (ADR) (c)............    19,736,940
                                                            -------------

               AUTO COMPONENTS--0.9%
       136,615 Lear Corp...................................     8,378,598
                                                            -------------

               BIOTECHNOLOGY--3.7%
       198,925 Celgene Corp. (b)...........................     8,955,603
        78,885 Gilead Sciences, Inc. (b)...................     4,586,374
       166,995 Invitrogen Corp. (b)........................    11,689,650
       153,720 Neurocrine Biosciences, Inc. (b)............     8,383,889
                                                            -------------
                                                               33,615,516
                                                            -------------

               CAPITAL MARKETS--3.0%
       229,275 Investors Financial Services Corp. (c)......     8,806,453
       375,770 T. Rowe Price Group, Inc....................    17,815,255
                                                            -------------
                                                               26,621,708
                                                            -------------

               CHEMICALS--0.6%
       130,870 Praxair, Inc................................     4,999,234
                                                            -------------

               COMMERCIAL BANKS--0.7%
        59,695 M&T Bank Corp...............................     5,868,019
                                                            -------------

               COMMERCIAL SERVICES & SUPPLIES--6.1%
       210,810 Apollo Group, Inc. (Class A) (b)............    14,335,080
       140,795 Cendant Corp. (b)...........................     3,135,505
        32,715 Certegy, Inc. (b)...........................     1,073,052
        25,775 Iron Mountain, Inc. (b).....................     1,019,144
       226,025 Manpower, Inc...............................    10,641,257
       391,135 Robert Half International, Inc. (b).........     9,129,091
       312,940 The BISYS Group, Inc. (b)...................     4,656,547
       154,853 University of Phoenix Online (b)............    10,674,017
                                                            -------------
                                                               54,663,693
                                                            -------------

               COMMUNICATION EQUIPMENT--1.6%
       281,685 Emulex Corp. (b)............................     7,515,356
       181,150 UTStarcom, Inc. (b) (c).....................     6,715,230
                                                            -------------
                                                               14,230,586
                                                            -------------

               COMPUTER & PERIPHERALS--0.7%
       281,875 Apple Computer, Inc. (b)....................     6,023,669
                                                            -------------

               CONTAINERS & PACKAGING--2.0%
       309,050 Ball Corp...................................    18,410,108
                                                            -------------

                                                              VALUE
         SHARES                                              (NOTE 1)
        ----------------------------------------------------------------

                 DIVERSIFIED FINANCIAL SERVICES--1.5%
          51,760 Chicago Merchantile Exchange (c)......... $   3,745,354
         164,040 Moody's Corp.............................     9,932,622
                                                           -------------
                                                              13,677,976
                                                           -------------

                 ELECTRICAL EQUIPMENT--0.9%
         167,835 AMETEK, Inc..............................     8,099,717
                                                           -------------

                 ELECTRONIC EQUIPMENT & INSTRUMENTS--2.0%
         723,620 Flextronics International, Ltd. (b)......    10,738,521
         133,175 Mettler-Toledo International, Inc. (b)...     5,621,317
          38,285 National Instruments Corp. (c)...........     1,740,819
                                                           -------------
                                                              18,100,657
                                                           -------------

                 ENERGY EQUIPMENT & SERVICES--0.6%
         130,000 Smith International, Inc.................     5,397,600
                                                           -------------

                 FOOD PRODUCTS--2.1%
         571,377 Dean Foods Co. (b).......................    18,781,162
                                                           -------------

                 GAS UTILITIES--2.4%
         371,780 Kinder Morgan, Inc.......................    21,972,198
                                                           -------------

                 HEALTH CARE EQUIPMENT & SUPPLIES--7.1%
         336,920 Apogent Technologies, Inc. (b) (c).......     7,762,637
         154,815 C.R. Bard, Inc...........................    12,578,719
         212,510 Dentsply International, Inc..............     9,599,077
         210,525 INAMED Corp. (b) (c).....................    10,117,831
         332,470 St. Jude Medical, Inc. (b)...............    20,397,034
          43,405 Stryker Corp.............................     3,689,859
                                                           -------------
                                                              64,145,157
                                                           -------------

                 HEALTH CARE PROVIDERS & SERVICES--0.7%
          79,860 Anthem, Inc. (b).........................     5,989,500
                                                           -------------

                 HOTELS, RESTAURANTS & LEISURE--7.7%
         300,820 Darden Restaurants, Inc..................     6,329,253
         528,315 International Game Technology............    18,860,845
         286,310 Mandalay Resort Group....................    12,803,783
          78,005 Marriott International, Inc. (Class A)...     3,603,831
          68,695 Outback Steakhouse, Inc..................     3,037,006
         405,680 Starwood Hotels & Resorts Worldwide, Inc.
                  (Class B)...............................    14,592,310
         301,050 Yum! Brands, Inc. (b)....................    10,356,120
                                                           -------------
                                                              69,583,148
                                                           -------------

                 HOUSEHOLD DURABLES--4.5%
         150,000 Ethan Allen Interiors, Inc. (c)..........     6,282,000
         144,900 Harman International Industries, Inc.....    10,719,702
         193,905 Mohawk Industries, Inc. (b)..............    13,678,059
          21,550 NVR, Inc. (b)............................    10,042,300
                                                           -------------
                                                              40,722,061
                                                           -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-206

METROPOLITAN SERIES FUND, INC.

 JANUS MID CAP PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                 VALUE
      SHARES                                                    (NOTE 1)
     ----------------------------------------------------------------------

              IT SERVICES--0.9%
      209,778 Paychex, Inc................................... $   7,803,742
                                                              -------------

              INSURANCE--2.7%
        2,649 Berkshire Hathaway, Inc. (Class B) (b).........     7,456,935
      170,835 MGIC Investment Corp. (c)......................     9,727,345
      191,103 W.R. Berkley Corp..............................     6,679,050
                                                              -------------
                                                                 23,863,330
                                                              -------------

              INTERNET & CATALOG RETAIL--0.4%
       61,180 eBay, Inc. (b).................................     3,951,616
                                                              -------------

              INTERNET SOFTWARE & SERVICES--0.4%
      215,435 Check Point Software Technologies, Ltd. (b) (c)     3,623,617
                                                              -------------

              LEISURE EQUIPMENT & PRODUCTS--1.4%
      240,075 Marvel Enterprises, Inc. (b)(c)................     6,988,583
       59,890 Polaris Industries, Inc. (c)...................     5,305,056
                                                              -------------
                                                                 12,293,639
                                                              -------------

              MACHINERY--1.4%
       87,520 ITT Industries, Inc............................     6,494,859
      110,810 SPX Corp. (b)..................................     6,516,736
                                                              -------------
                                                                 13,011,595
                                                              -------------

              MEDIA--9.7%
      157,655 Belo Corp. (Class A)...........................     4,467,943
      319,215 Citadel Broadcasting Corp. (b).................     7,140,839
      156,950 Cox Radio, Inc. (Class A) (b)..................     3,959,848
      281,655 EchoStar Communications Corp.
               (Class A) (b).................................     9,576,270
       90,620 Entercom Communications Corp. (b)..............     4,799,235
      577,780 Lamar Advertising Co. (Class A) (b)............    21,562,750
      389,455 The Interpublic Group of Cos., Inc.............     6,075,498
      122,780 The McClatchy Co. (c)..........................     8,447,264
      248,297 Univision Communications, Inc.
               (Class A) (b).................................     9,854,908
      337,170 Westwood One, Inc. (b).........................    11,534,586
                                                              -------------
                                                                 87,419,141
                                                              -------------

              MULTILINE RETAIL--1.5%
      431,954 Fred's, Inc....................................    13,381,935
                                                              -------------

              OIL & GAS--3.2%
      280,205 EOG Resources, Inc.............................    12,937,065
      240,960 Murphy Oil Corp................................    15,737,097
                                                              -------------
                                                                 28,674,162
                                                              -------------

              PHARMACEUTICALS--1.5%
      169,584 Barr Laboratories, Inc. (b)....................    13,049,489
                                                              -------------

              SEMICONDUCTORS & EQUIPMENT--8.7%
       83,445 Altera Corp. (b)...............................     1,894,201
      183,810 Integrated Circuit Systems, Inc. (b)...........     5,236,747
      220,630 Intersil Corp. (Class A).......................     5,482,655

                                                               VALUE
         SHARES                                               (NOTE 1)
       ------------------------------------------------------------------

                   SEMICONDUCTORS & EQUIPMENT--(CONTINUED)
           258,365 KLA-Tencor Corp. (b)................... $  15,158,275
           327,960 Marvell Technology Group, Ltd. (b).....    12,439,523
           381,275 National Semiconductor Corp. (b).......    15,026,048
           291,450 Novellus Systems, Inc. (b).............    12,255,472
           182,995 NVIDIA Corp. (b).......................     4,254,634
           132,310 QLogic Corp. (b) (c)...................     6,827,196
                                                           -------------
                                                              78,574,751
                                                           -------------

                   SOFTWARE--4.0%
           102,495 Adobe Systems, Inc.....................     4,028,054
           379,230 Amdocs, Ltd............................     8,525,090
           424,325 BMC Software, Inc. (b).................     7,913,661
           316,955 Cadence Design Systems, Inc. (b) (c)...     5,698,851
            73,100 Citrix Systems, Inc. (b)...............     1,550,451
            84,570 Electronic Arts, Inc. (b)..............     4,040,755
           136,475 Synopsys, Inc. (b).....................     4,607,396
                                                           -------------
                                                              36,364,258
                                                           -------------

                   SPECIALTY RETAIL--3.2%
            90,535 Advanced Auto Parts Co. (b)............     7,369,549
            70,100 AutoZone, Inc. (b).....................     5,973,221
           183,400 Pier 1 Imports, Inc....................     4,009,124
           428,360 Staples, Inc. (b)......................    11,694,228
                                                           -------------
                                                              29,046,122
                                                           -------------

                   TEXTILES, APPARELS & LUXURY GOODS--1.1%
           129,830 Liz Claiborne, Inc.....................     4,603,772
            27,895 Puma AG, (EUR).........................     4,920,484
                                                           -------------
                                                               9,524,256
                                                           -------------

                   WIRELESS TELECOMMUNICATION SERVICES--0.7%
           448,275 Nextel Partners, Inc. (Class A) (b)(c).     6,029,299
                                                           -------------
                   Total Common Stocks
                    (Identified Cost $665,652,157)........   845,613,178
                                                           -------------

       SHORT TERM INVESTMENTS--6.1%
          FACE
         AMOUNT
       ------------------------------------------------------------------

                   DISCOUNT NOTES--6.1%
       $15,000,000 Federal Home Loan Bank 0.750%, 01/02/04    14,999,688
        40,000,000 Federal National Mortgage Association
                    0.800%, 01/02/04......................    39,999,111
                                                           -------------
                                                              54,998,799
                                                           -------------
                   Total Short Term Investments
                    (Identified Cost $54,998,799).........    54,998,799
                                                           -------------
                   Total Investments--100.1%
                    (Identified Cost $720,650,956) (a)....   900,611,977
                   Other assets less liabilities..........      (570,954)
                                                           -------------
                   TOTAL NET ASSETS--100%................. $ 900,041,023
                                                           =============

 See accompanying notes to statement of investments and financial statements.

                                    MSF-207

METROPOLITAN SERIES FUND, INC.

 JANUS MID CAP PORTFOLIO



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

     ASSETS
       Investments at value..................             $   900,611,977
       Cash..................................                      78,877
       Collateral for securities loaned......                  43,196,527
       Receivable for:
        Fund shares sold.....................                     247,171
        Dividends............................                     528,352
                                                          ---------------
         Total Assets........................                 944,662,904
     LIABILITIES
       Payable for:
        Fund shares redeemed................. $   479,031
        Securities purchased.................     387,531
        Return of collateral for securities
         loaned..............................  43,196,527
       Accrued expenses:
        Management fees......................     514,387
        Service and distribution fees........       4,466
        Other expenses.......................      39,939
                                              -----------
         Total Liabilities...................                  44,621,881
                                                          ---------------
     NET ASSETS..............................             $   900,041,023
                                                          ===============
       Net assets consist of:
        Capital paid in......................             $ 1,749,157,364
        Accumulated net realized gains
         (losses)............................              (1,029,077,362)
        Unrealized appreciation
         (depreciation) on investments.......                 179,961,021
                                                          ---------------
     NET ASSETS..............................             $   900,041,023
                                                          ===============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($873,201,731 divided by
      62,306,590 shares outstanding).........             $         14.01
                                                          ===============
     CLASS B
     Net asset value and redemption price per
      share ($13,848,709 divided by
      1,004,300 shares outstanding)..........             $         13.79
                                                          ===============
     CLASS E
     Net asset value and redemption price per
      share ($12,990,583 divided by
      934,821 shares outstanding)............             $         13.90
                                                          ===============
     Identified cost of investments..........             $   720,650,956
                                                          ===============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

   INVESTMENT INCOME
     Dividends...............................               $  3,619,305 (a)
     Interest................................                    439,386 (b)
                                                            ------------
                                                               4,058,691
   EXPENSES
     Management fees......................... $  5,370,713
     Service and distribution fees--Class B..       26,854
     Service and distribution fees--Class E..       11,271
     Directors' fees and expenses............       24,080
     Custodian...............................      202,660
     Audit and tax services..................       22,300
     Legal...................................       30,724
     Printing................................      295,035
     Insurance...............................       20,827
     Miscellaneous...........................        7,907
                                              ------------
     Total expenses before reductions........    6,012,371
     Expense reductions......................      (83,263)    5,929,108
                                              ------------  ------------
   NET INVESTMENT INCOME (LOSS)..............                 (1,870,417)
                                                            ------------
   REALIZED AND UNREALIZED GAIN (LOSS)
   Realized gain (loss) on:
     Investments--net........................  (14,749,622)
     Foreign currency transactions--net......        2,082   (14,747,540)
                                              ------------
   Unrealized appreciation (depreciation) on:
     Investments--net........................                251,233,820
                                                            ------------
   Net gain (loss)...........................                236,486,280
                                                            ------------
   NET INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS..........................               $234,615,863
                                                            ============

(a)Net of foreign taxes of $7,027.
(b)Includes income on securities loaned of $61,899.

                See accompanying notes to financial statements.

                                    MSF-208

METROPOLITAN SERIES FUND, INC.

 JANUS MID CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED     YEAR ENDED
                                                                     DECEMBER 31,   DECEMBER 31,
                                                                         2003           2002
                                                                     ------------  --------------
FROM OPERATIONS
  Net investment income (loss)...................................... $ (1,870,417) $   (2,286,764)
  Net realized gain (loss)..........................................  (14,747,540)   (371,659,255)
  Unrealized appreciation (depreciation)............................  251,233,820      66,018,314
                                                                     ------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  234,615,863    (307,927,705)
                                                                     ------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  (28,437,560)    (77,830,766)
                                                                     ------------  --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  206,178,303    (385,758,471)

NET ASSETS..........................................................
  Beginning of the period...........................................  693,862,720   1,079,621,191
                                                                     ------------  --------------
  End of the period................................................. $900,041,023  $  693,862,720
                                                                     ============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $          0  $            0
                                                                     ============  ==============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                     YEAR ENDED                 YEAR ENDED
                                                  DECEMBER 31, 2003          DECEMBER 31, 2002
                                              ------------------------  --------------------------
                                                SHARES          $          SHARES          $
                                              ----------  ------------  -----------  -------------
CLASS A
 Sales.......................................  3,902,785  $ 45,795,675   12,096,571  $ 148,842,005
 Redemptions................................. (7,054,863)  (82,944,600) (19,418,704)  (231,245,189)
                                              ----------  ------------  -----------  -------------
 Net increase (decrease)..................... (3,152,078) $(37,148,925)  (7,322,133) $ (82,403,184)
                                              ==========  ============  ===========  =============
CLASS B
 Sales.......................................    419,173  $  5,058,235      777,219  $   8,946,324
 Redemptions.................................   (295,210)   (3,421,182)    (747,533)    (8,244,400)
                                              ----------  ------------  -----------  -------------
 Net increase (decrease).....................    123,963  $  1,637,053       29,686  $     701,924
                                              ==========  ============  ===========  =============
CLASS E
 Sales.......................................    751,424  $  9,085,637      413,285  $   4,622,536
 Redemptions.................................   (165,449)   (2,011,325)     (66,376)      (752,042)
                                              ----------  ------------  -----------  -------------
 Net increase (decrease).....................    585,975  $  7,074,312      346,909  $   3,870,494
                                              ==========  ============  ===========  =============
 Increase (decrease) derived from capital
   share transactions........................ (2,442,140) $(28,437,560)  (6,945,538) $ (77,830,766)
                                              ==========  ============  ===========  =============

                See accompanying notes to financial statements.

                                    MSF-209

METROPOLITAN SERIES FUND, INC.

 JANUS MID CAP PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                                           CLASS A
                                                                                   -------------------------------------------
                                                                                                   YEAR ENDED DECEMBER 31,
                                                                                   -------------------------------------------
                                                                                     2003      2002       2001        2000
                                                                                   --------  --------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  10.41  $  14.66  $    23.38  $    36.54
                                                                                   --------  --------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................................    (0.03)    (0.03)      (0.03)      (0.10)
  Net realized and unrealized gain (loss) on investments..........................     3.63     (4.22)      (8.69)     (10.66)
                                                                                   --------  --------  ----------  ----------
  Total from investment operations................................................     3.60     (4.25)      (8.72)     (10.76)
                                                                                   --------  --------  ----------  ----------
LESS DISTRIBUTIONS
  Distributions from net realized capital gains...................................     0.00      0.00        0.00       (2.40)
                                                                                   --------  --------  ----------  ----------
  Total Distributions.............................................................     0.00      0.00        0.00       (2.40)
                                                                                   --------  --------  ----------  ----------
NET ASSET VALUE, END OF PERIOD.................................................... $  14.01  $  10.41  $    14.66  $    23.38
                                                                                   ========  ========  ==========  ==========
TOTAL RETURN (%)..................................................................     34.6     (29.0)      (37.3)      (31.3)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.77      0.75        0.74        0.70
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.76        --          --          --
Ratio of net investment income to average net assets (%)..........................    (0.24)    (0.27)      (0.17)      (0.33)
Portfolio turnover rate (%).......................................................       39        78         105         118
Net assets, end of period (000)................................................... $873,202  $681,221  $1,067,259  $1,783,379

                                                                                   -----------

                                                                                   -----------
                                                                                      1999
                                                                                   ----------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $    17.44
                                                                                   ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)....................................................      (0.05)
  Net realized and unrealized gain (loss) on investments..........................      21.14
                                                                                   ----------
  Total from investment operations................................................      21.09
                                                                                   ----------
LESS DISTRIBUTIONS
  Distributions from net realized capital gains...................................      (1.99)
                                                                                   ----------
  Total Distributions.............................................................      (1.99)
                                                                                   ----------
NET ASSET VALUE, END OF PERIOD.................................................... $    36.54
                                                                                   ==========
TOTAL RETURN (%)..................................................................      122.9
Ratio of operating expenses to average net assets before expense reductions (%)...       0.71
Ratio of operating expenses to average net assets after expense reductions (%) (d)         --
Ratio of net investment income to average net assets (%)..........................      (0.41)
Portfolio turnover rate (%).......................................................        103
Net assets, end of period (000)................................................... $1,931,797

                                                                               CLASS B
                                                                 -------------------------------
                                                                    YEAR ENDED    JANUARY 2, 2001(A)
                                                                   DECEMBER 31,        THROUGH
                                                                 ---------------     DECEMBER 31,
                                                                   2003    2002          2001
                                                                 -------  ------  ------------------
NET ASSET VALUE, BEGINNING OF PERIOD............................ $ 10.27  $14.50       $ 21.47
                                                                 -------  ------       -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..................................   (0.05)  (0.06)        (0.04)
  Net realized and unrealized gain (loss) on investments........    3.57   (4.17)        (6.93)
                                                                 -------  ------       -------
  Total from investment operations..............................    3.52   (4.23)        (6.97)
                                                                 -------  ------       -------
NET ASSET VALUE, END OF PERIOD.................................. $ 13.79  $10.27       $ 14.50
                                                                 =======  ======       =======
TOTAL RETURN (%)................................................    34.3   (29.2)        (32.5)(b)
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................    1.02    1.00          0.99 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................    1.01      --            --
Ratio of net investment income to average net assets (%)........   (0.48)  (0.52)        (0.40)(c)
Portfolio turnover rate (%).....................................      39      78           105
Net assets, end of period (000)................................. $13,849  $9,037       $12,334

                                                                             CLASS E
                                                                 ---------------------------
                                                                    YEAR ENDED    MAY 1, 2001(A)
                                                                   DECEMBER 31,      THROUGH
                                                                 ---------------   DECEMBER 31,
                                                                   2003    2002        2001
                                                                 -------  ------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD............................ $ 10.33  $14.58      $19.02
                                                                 -------  ------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)..................................   (0.03)  (0.01)       0.00
  Net realized and unrealized gain (loss) on investments........    3.60   (4.24)      (4.44)
                                                                 -------  ------      ------
  Total from investment operations..............................    3.57   (4.25)      (4.44)
                                                                 -------  ------      ------
NET ASSET VALUE, END OF PERIOD.................................. $ 13.90  $10.33      $14.58
                                                                 =======  ======      ======
TOTAL RETURN (%)................................................    34.6   (29.2)      (23.3)(b)
Ratio of operating expenses to average net assets before expense
 reductions (%).................................................    0.92    0.90        0.89 (c)
Ratio of operating expenses to average net assets after expense
 reductions (%) (d).............................................    0.91      --          --
Ratio of net investment income to average net assets (%)........   (0.37)  (0.34)      (0.22)(c)
Portfolio turnover rate (%).....................................      39      78         105
Net assets, end of period (000)................................. $12,991  $3,605      $   28

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-210

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--99.7% OF TOTAL NET ASSETS


                                                                     VALUE
    SHARES                                                          (NOTE 1)
   -------------------------------------------------------------------------------

               AEROSPACE & DEFENSE--0.8%
     25,320    L-3 Communications Holdings, Inc. (b)............. $   1,300,435
     16,228    Precision Castparts Corp..........................       736,914
      2,739    Sequa Corp. (Class A) (b) (c).....................       134,211
                                                                  -------------
                                                                      2,171,560
                                                                  -------------

               AIR FREIGHT & COURIERS--1.2%
     22,095    C.H. Robinson Worldwide, Inc......................       837,621
     13,021    CNF, Inc..........................................       441,412
     12,387    EGL, Inc. (b) (c).................................       217,516
     27,466    Expeditors International of Washington, Inc.......     1,034,370
     20,932    J.B. Hunt Transport Services, Inc. (b)............       565,373
                                                                  -------------
                                                                      3,096,292
                                                                  -------------

               AIRLINES--0.3%
      6,992    Alaska Air Group, Inc. (b) (c)....................       190,812
     26,537    JetBlue Airways Corp. (b) (c).....................       703,761
                                                                  -------------
                                                                        894,573
                                                                  -------------

               AUTO COMPONENTS--1.5%
     17,919    ArvinMeritor, Inc.................................       432,206
      5,039    Bandag, Inc. (b)..................................       207,607
      7,173    BorgWarner, Inc...................................       610,207
     12,515    Federal Signal Corp. (c)..........................       219,263
     20,077    Gentex Corp.......................................       886,600
     17,701    Lear Corp.........................................     1,085,602
      8,964    Modine Manufacturing Co...........................       241,849
      6,999    Superior Industries International, Inc. (c).......       304,597
                                                                  -------------
                                                                      3,987,931
                                                                  -------------

               BEVERAGES--0.6%
     27,504    Constellation Brands, Inc. (Class A) (b)..........       905,707
     37,735    PepsiAmericas, Inc................................       646,023
                                                                  -------------
                                                                      1,551,730
                                                                  -------------

               BIOTECHNOLOGY--2.1%
     11,967    Charles River Laboratories International, Inc. (b)       410,827
     52,972    Gilead Sciences, Inc. (b).........................     3,079,792
     78,807    Millennium Pharmaceuticals, Inc. (b)..............     1,471,327
     24,504    Protein Design Labs, Inc. (b) (c).................       438,622
     20,202    Vertex Pharmaceuticals, Inc. (b)..................       206,666
                                                                  -------------
                                                                      5,607,234
                                                                  -------------

               BUILDING PRODUCTS--0.2%
     10,481    York International Corp...........................       385,701
                                                                  -------------

               CAPITAL MARKETS--2.6%
     20,591    A.G. Edwards, Inc.................................       746,012
     95,741    E*TRADE Financial Corp. (b).......................     1,211,124
     18,045    Eaton Vance Corp..................................       661,169
     12,230    Investment Technology Group, Inc..................       197,514
     17,095    Investors Financial Services Corp.................       656,619
     15,628    LaBranche & Co., Inc. (c).........................       182,379
     17,316    Legg Mason, Inc...................................     1,336,449

                                                                VALUE
         SHARES                                                (NOTE 1)
        ------------------------------------------------------------------

                    CAPITAL MARKETS--(CONTINUED)
          12,678    Raymond James Financial, Inc............ $     477,960
          27,578    SEI Investments Co......................       840,302
          21,555    Waddell & Reed Financial, Inc. (Class A)       505,680
                                                             -------------
                                                                 6,815,208
                                                             -------------

                    CHEMICALS--2.5%
          19,333    Airgas, Inc. (b)........................       415,273
          10,764    Albemarle Corp..........................       322,597
          16,146    Cabot Corp..............................       514,089
          29,001    Crompton Corp...........................       207,937
          10,212    Cytec Industries, Inc. (b)..............       392,039
          10,796    Ferro Corp. (c).........................       293,759
           9,224    FMC Corp................................       314,815
          30,089    IMC Global, Inc.........................       298,784
          13,515    Lubrizol Corp...........................       439,508
          46,244    Lyondell Chemical Co. (c)...............       783,836
           5,329    Minerals Technologies, Inc..............       315,743
          15,320    Olin Corp...............................       307,319
          30,256    RPM International, Inc..................       498,014
          12,214    Sensient Technologies Corp. (c).........       241,471
           8,432    The Scotts Co. (Class A) (b) (c)........       498,837
          13,246    Valspar Corp............................       654,617
                                                             -------------
                                                                 6,498,638
                                                             -------------

                    COMMERCIAL BANKS--6.8%
          19,178    Associated Banc-Corp....................       817,942
          14,654    Bank Hawaii Corp........................       618,399
          42,296    Banknorth Group, Inc....................     1,375,889
          12,805    City National Corp......................       795,447
          19,834    Commerce Bancorp, Inc. (c)..............     1,044,855
          31,879    Compass Bancshares, Inc.................     1,253,163
          13,564    Cullen/Frost Bankers, Inc...............       550,291
          22,125    FirstMerit Corp.........................       596,711
          13,700    Greater Bay Bancorp (c).................       390,176
          40,613    Hibernia Corp. (Class A)................       954,812
          14,236    Independence Community Bank Corp........       512,069
          31,402    M&T Bank Corp...........................     3,086,817
          20,824    Mercantile Bankshares Corp..............       949,158
          53,629    National Commerce Financial Corp........     1,462,999
          12,805    Provident Financial Group, Inc. (c).....       409,120
           9,091    Silicon Valley Bancshares (b) (c).......       327,912
          18,566    TCF Financial Corp......................       953,364
          32,550    The Colonial Bancgroup, Inc.............       563,766
           8,543    Westamerica Bancorp.....................       424,587
          17,259    Wilmington Trust Corp...................       621,324
                                                             -------------
                                                                17,708,801
                                                             -------------

                    COMMERCIAL SERVICES & SUPPLIES--4.9%
           6,676    Banta Corp..............................       270,378
          26,194    Career Education Corp. (b)..............     1,049,594
          16,977    Certegy, Inc. (b).......................       556,846
          20,836    Checkfree Corp. (b) (c).................       576,115
          22,859    ChoicePoint, Inc. (b)...................       870,699
          11,592    Corinthian Colleges, Inc. (b)...........       644,051

 See accompanying notes to statement of investments and financial statements.

                                    MSF-211

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                               VALUE
        SHARES                                                (NOTE 1)
       ------------------------------------------------------------------

                COMMERCIAL SERVICES & SUPPLIES--(CONTINUED)
         13,630 CSG Systems International, Inc. (b)........ $     170,239
         19,031 D&B Corp. (b)..............................       965,062
         18,307 DeVry, Inc. (b)............................       460,055
         18,922 Education Management Corp. (b).............       587,339
         19,068 Herman Miller, Inc.........................       462,780
         15,230 HON Industries, Inc........................       659,764
          9,077 Kelly Services, Inc. (Class A).............       259,058
          9,771 Korn/Ferry International, Inc. (b)(c)......       130,345
         20,396 Manpower, Inc..............................       960,244
         41,464 Republic Services, Inc. (Class A)..........     1,062,722
         11,787 Rollins, Inc. (c)..........................       265,797
         16,155 Sotheby's Holdings, Inc. (Class A) (b)(c)..       220,677
         11,012 Stericycle, Inc. (b).......................       514,260
         11,396 Sylvan Learning Systems, Inc. (b)..........       328,091
         30,937 The BISYS Group, Inc. (b)..................       460,343
         14,181 The Brink's Co.............................       320,632
         13,610 Valassis Communications, Inc...............       399,453
         23,117 Viad Corp..................................       577,925
                                                            -------------
                                                               12,772,469
                                                            -------------

                COMMUNICATION EQUIPMENT--1.7%
         97,550 3Com Corp. (b).............................       796,984
         20,686 Adtran, Inc. (b)...........................       641,266
         22,732 Advanced Fibre Communications, Inc. (b)....       458,050
         12,267 Avocent Corp. (b)..........................       447,991
         15,464 CommScope, Inc. (b)........................       252,527
         17,430 Harris Corp................................       661,469
         30,185 McDATA Corp. (Class A) (b)(c)..............       287,663
         11,617 Plantronics, Inc. (b)......................       379,295
         25,943 Polycom, Inc. (b)..........................       506,407
         16,379 Powerwave Technologies, Inc. (b)(c)........       125,299
                                                            -------------
                                                                4,556,951
                                                            -------------

                COMPUTER & PERIPHERALS--1.0%
          9,323 Imation Corp. (b)..........................       327,703
         46,447 Quantum Corp. (b)..........................       144,915
         20,737 SanDisk Corp. (b)..........................     1,267,860
         28,935 Storage Technology Corp. (b)...............       745,076
                                                            -------------
                                                                2,485,554
                                                            -------------

                CONSTRUCTION & ENGINEERING--0.6%
         12,621 Dycom Industries, Inc. (b).................       338,495
         10,848 Granite Construction, Inc..................       254,820
         14,508 Jacobs Engineering Group, Inc. (b).........       696,529
         30,447 Quanta Services, Inc. (b)(c)...............       222,263
                                                            -------------
                                                                1,512,107
                                                            -------------

                CONSTRUCTION MATERIALS--0.2%
         12,802 Martin Marietta Materials, Inc.............       601,310
                                                            -------------

                CONSUMER FINANCE--0.3%
         40,923 AmeriCredit Corp. (b)(c)...................       651,903
                                                            -------------

                                                             VALUE
         SHARES                                             (NOTE 1)
        ---------------------------------------------------------------

                 CONTAINERS & PACKAGING--0.5%
          13,298 Longview Fibre Co....................... $     164,230
          27,575 Packaging Corp. of America..............       602,790
          25,413 Sonoco Products Co......................       625,668
                                                          -------------
                                                              1,392,688
                                                          -------------

                 DIVERSIFIED FINANCIAL SERVICES--0.5%
          12,880 GATX Corp...............................       360,382
          18,241 Leucadia National Corp..................       840,910
                                                          -------------
                                                              1,201,292
                                                          -------------

                 DIVERSIFIED TELECOMMUNICATION SERVICES--0.1%
          63,844 Cincinnati Bell, Inc....................       322,412
                                                          -------------

                 ELECTRIC UTILITIES--3.5%
          22,740 ALLETE, Inc.............................       695,844
          28,968 Alliant Energy Corp.....................       721,303
           8,425 Black Hills Corp........................       251,318
          33,097 DPL, Inc................................       691,065
          19,695 Duquesne Light Holdings, Inc. (c).......       361,206
          18,119 Great Plains Energy, Inc................       576,547
           9,873 Hawaiian Electric Industries, Inc. (c)..       467,684
           9,982 IDACORP, Inc. (c).......................       298,661
          34,988 Northeast Utilities.....................       705,708
          13,876 NSTAR...................................       672,986
          22,728 OGE Energy Corp.........................       549,790
          44,848 Pepco Holdings, Inc. (c)................       876,330
          10,515 PNM Resources, Inc......................       295,472
          24,675 Puget Energy, Inc.......................       586,525
          30,782 Wisconsin Energy Corp...................     1,029,658
           9,471 WPS Resources Corp. (c).................       437,844
                                                          -------------
                                                              9,217,941
                                                          -------------

                 ELECTRICAL EQUIPMENT--0.4%
           8,731 AMETEK, Inc.............................       421,358
          15,626 Hubbell, Inc............................       689,107
                                                          -------------
                                                              1,110,465
                                                          -------------

                 ELECTRONIC EQUIPMENT & INSTRUMENTS--2.6%
          26,393 Arrow Electronics, Inc. (b).............       610,734
          31,358 Avnet, Inc..............................       679,214
          21,774 CDW Corp. (b)...........................     1,257,666
          18,999 Diebold, Inc............................     1,023,476
          22,577 Kemet Corp. (b).........................       309,079
          13,601 National Instruments Corp. (c)..........       618,437
          10,168 Newport Corp............................       168,077
          11,081 Plexus Corp. (b)........................       190,261
          14,867 Tech Data Corp. (b).....................       590,071
           9,061 Varian, Inc. (b)........................       378,116
          41,973 Vishay Intertechnology, Inc. (b)........       961,182
                                                          -------------
                                                              6,786,313
                                                          -------------

                 ENERGY EQUIPMENT & SERVICES--3.2%
          14,133 Cooper Cameron Corp. (b)................       658,598
          39,212 ENSCO International, Inc................     1,065,390

 See accompanying notes to statement of investments and financial statements.

                                    MSF-212

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                             VALUE
         SHARES                                             (NOTE 1)
        ---------------------------------------------------------------

                 ENERGY EQUIPMENT & SERVICES--(CONTINUED)
          17,305 FMC Technologies, Inc. (b).............. $     403,207
          31,766 Grant Prideco, Inc. (b).................       413,593
          19,247 Hanover Compressor Co. (b) (c)..........       214,604
          13,102 Helmerich & Payne, Inc..................       365,939
          22,238 National-Oilwell, Inc. (b)..............       497,242
          21,172 Patterson-UTI Energy, Inc. (b)..........       696,982
          35,457 Pride International, Inc. (b)...........       660,918
          26,194 Smith International, Inc................     1,087,575
          15,848 Tidewater, Inc..........................       473,538
          25,514 Varco International, Inc. (b)...........       526,354
          34,055 Weatherford International, Ltd. (b).....     1,225,980
                                                          -------------
                                                              8,289,920
                                                          -------------

                 FOOD & STAPLES RETAILING--0.6%
           9,803 Longs Drug Stores Corp. (c).............       242,526
          12,122 Ruddick Corp............................       216,984
          15,667 Whole Foods Market, Inc.................     1,051,726
                                                          -------------
                                                              1,511,236
                                                          -------------

                 FOOD PRODUCTS--2.0%
          40,811 Dean Foods Co. (b)......................     1,341,457
          36,245 Hormel Foods Corp.......................       935,483
          11,670 Interstate Bakeries Corp................       166,064
          28,950 Smithfield Foods, Inc. (b)..............       599,265
          13,109 The J. M. Smucker Co....................       593,707
          13,495 Tootsie Roll Industries, Inc............       485,820
          91,687 Tyson Foods, Inc. (Class A).............     1,213,936
                                                          -------------
                                                              5,335,732
                                                          -------------

                 GAS UTILITIES--0.7%
          16,810 AGL Resources, Inc......................       489,171
          21,279 National Fuel Gas Co....................       520,059
          24,781 Oneok, Inc. (c).........................       547,164
          12,709 WGL Holdings, Inc.......................       353,183
                                                          -------------
                                                              1,909,577
                                                          -------------

                 HEALTH CARE EQUIPMENT & SUPPLIES--2.3%
          23,679 Apogent Technologies, Inc. (b) (c)......       545,564
          16,129 Beckman Coulter, Inc....................       819,837
          28,692 Cytyc Corp. (b).........................       394,802
          20,728 Dentsply International, Inc.............       936,284
          15,526 Edwards Lifesciences Corp. (b)..........       467,022
          16,169 Hillenbrand Industries, Inc.............     1,003,448
          18,186 Steris Corp. (b)........................       411,003
          17,799 Varian Medical Systems, Inc.............     1,229,911
          12,651 VISX, Inc. (b)..........................       292,871
                                                          -------------
                                                              6,100,742
                                                          -------------

                 HEALTH CARE PROVIDERS & SERVICES--4.8%
          24,291 AdvancePCS (b)..........................     1,279,164
          13,334 Apria Healthcare Group, Inc. (b)........       379,619
          25,769 Community Health Systems, Inc. (b) (c)..       684,940

                                                                  VALUE
     SHARES                                                      (NOTE 1)
    ------------------------------------------------------------------------

             HEALTH CARE PROVIDERS & SERVICES--(CONTINUED)
      16,217 Covance, Inc. (b)................................ $     434,616
      15,712 Coventry Health Care, Inc. (b)...................     1,013,267
      24,693 First Health Group Corp. (b) (c).................       480,526
      29,758 Health Net, Inc. (b).............................       973,087
      11,426 Henry Schein, Inc. (b)...........................       772,169
       9,870 LifePoint Hospitals, Inc. (b) (c)................       290,672
      25,734 Lincare Holdings, Inc. (b).......................       772,792
      26,793 Omnicare, Inc....................................     1,082,169
      21,205 Oxford Health Plans, Inc. (b)....................       922,417
      10,929 PacifiCare Health Systems, Inc. (b)..............       738,800
      17,853 Patterson Dental Co. (b).........................     1,145,448
      19,707 Triad Hospitals, Inc. (b)........................       655,652
      15,169 Universal Health Services, Inc. (Class B) (b) (c)       814,879
                                                               -------------
                                                                  12,440,217
                                                               -------------

             HOTELS, RESTAURANTS & LEISURE--3.2%
      14,389 Applebee's International, Inc....................       565,056
       9,145 Bob Evans Farms, Inc.............................       296,847
      16,878 Boyd Gaming Corp. (c)............................       272,411
      25,300 Brinker International, Inc. (b)..................       838,948
      12,941 CBRL Group, Inc..................................       495,123
      25,386 Extended Stay America, Inc. (b)..................       367,589
      15,417 GTECH Holdings Corp. (b).........................       762,987
      13,923 International Speedway Corp. (Class A)...........       621,801
      15,756 Krispy Kreme Doughnuts, Inc. (b) (c).............       576,670
      16,072 Mandalay Resort Group............................       718,740
      19,576 Outback Steakhouse, Inc..........................       865,455
      79,242 Park Place Entertainment Corp. (b)...............       858,191
      17,011 Ruby Tuesday, Inc................................       484,643
      24,131 Six Flags, Inc. (b) (c)..........................       181,465
      13,532 The Cheesecake Factory, Inc. (b) (c).............       595,814
                                                               -------------
                                                                   8,501,740
                                                               -------------

             HOUSEHOLD DURABLES--2.9%
      11,913 Blyth, Inc. (b)..................................       383,837
      41,114 D.R. Horton, Inc.................................     1,778,592
      14,588 Furniture Brands International, Inc. (b) (c).....       427,866
       7,858 Hovnanian Enterprises, Inc. (Class A) (b)........       684,118
       9,356 Lancaster Colony Corp............................       422,517
      20,623 Lennar Corp......................................     1,979,808
      17,406 Mohawk Industries, Inc. (b)......................     1,227,819
      19,115 Toll Brothers, Inc. (b)..........................       760,012
                                                               -------------
                                                                   7,664,569
                                                               -------------

             HOUSEHOLD PRODUCTS--0.8%
      10,602 Church & Dwight, Inc. (c)........................       419,839
      22,118 Energizer Holdings, Inc. (b).....................       830,752
      25,215 The Dial Corp....................................       717,871
                                                               -------------
                                                                   1,968,462
                                                               -------------

             IT SERVICES--2.1%
      22,211 Acxiom Corp. (b).................................       412,458
      34,356 Affiliated Computer Services, Inc. (Class A) (b).     1,871,028

 See accompanying notes to statement of investments and financial statements.

                                    MSF-213

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                           VALUE
            SHARES                                        (NOTE 1)
           ----------------------------------------------------------

                    IT SERVICES--(CONTINUED)
             39,076 Ceridian Corp. (b)................. $     818,251
             21,799 DST Systems, Inc. (b)..............       910,326
             33,802 Gartner, Inc. (Class A) (b) (c)....       382,301
             16,732 Keane, Inc. (b)....................       244,957
             27,301 MPS Group, Inc. (b)................       255,264
             21,304 Titan Corp. (b)....................       464,640
                                                        -------------
                                                            5,359,225
                                                        -------------

                    INDUSTRIAL CONGLOMERATES--0.4%
              8,073 Carlisle Cos., Inc.................       491,323
             10,380 Teleflex, Inc. (c).................       501,665
                                                        -------------
                                                              992,988
                                                        -------------

                    INSURANCE--5.1%
             13,876 Allmerica Financial Corp. (b) (c)..       426,965
             19,073 American Financial Group, Inc......       504,672
             10,258 AmerUs Group Co. (c)...............       358,722
             23,570 Arthur J. Gallagher & Co...........       765,789
             17,977 Brown & Brown, Inc. (c)............       586,230
             14,568 Everest Re Group, Ltd..............     1,232,453
             38,777 Fidelity National Financial, Inc...     1,503,772
             20,464 First American Corp................       609,213
             16,716 HCC Insurance Holdings, Inc........       531,569
             11,121 Horace Mann Educators Corp.........       155,360
             12,362 Mony Group, Inc. (c)...............       386,807
             15,909 Ohio Casualty Corp.................       276,180
             47,433 Old Republic International Corp....     1,202,901
             18,030 Protective Life Corp...............       610,135
             24,580 Radian Group, Inc..................     1,198,275
              7,643 Stancorp Financial Group, Inc......       480,592
             24,835 The PMI Group, Inc.................       924,607
             17,679 Unitrin, Inc.......................       732,088
             21,817 W.R. Berkley Corp..................       762,504
                                                        -------------
                                                           13,248,834
                                                        -------------

                    INTERNET SOFTWARE & SERVICES--0.1%
             12,987 Internet Security Systems, Inc. (b)       244,545
             14,290 Retek, Inc. (b)....................       132,611
                                                        -------------
                                                              377,156
                                                        -------------

                    INVESTMENT COMPANY--3.0%
             74,759 MidCap SPDR Trust Series 1.........     7,879,599
                                                        -------------

                    LEISURE EQUIPMENT & PRODUCTS--0.1%
             19,751 Callaway Golf Co...................       332,804
                                                        -------------

                    MACHINERY--2.1%
             19,740 AGCO Corp..........................       397,564
             11,348 Donaldson Co., Inc.................       671,348
             14,443 Flowserve Corp.....................       301,570
             12,049 Graco, Inc.........................       483,165
             10,682 Harsco Corp........................       468,085
              9,427 Kennametal, Inc....................       374,723
              8,886 Nordson Corp.......................       306,833

                                                                 VALUE
      SHARES                                                    (NOTE 1)
     ----------------------------------------------------------------------

              MACHINERY--(CONTINUED)
       12,919 Pentair, Inc................................... $     590,398
       19,933 SPX Corp. (b)..................................     1,172,260
        4,850 Tecumseh Products Co. (Class A)................       234,885
       12,133 Trinity Industries, Inc. (c)...................       374,182
                                                              -------------
                                                                  5,375,013
                                                              -------------

              MARINE--0.1%
       10,937 Alexander & Baldwin, Inc.......................       368,467
                                                              -------------

              MEDIA--2.8%
       29,931 Belo Corp. (Class A)...........................       848,244
       13,960 Catalina Marketing Corp. (b)...................       281,434
       14,312 Emmis Communications Corp. (Class A) (b) (c)...       387,140
       13,443 Entercom Communications Corp. (b)..............       711,941
       22,877 Harte-Hanks, Inc...............................       497,575
       11,665 Lee Enterprises, Inc...........................       509,177
        6,158 Media General, Inc.(Class A)...................       400,886
       10,304 Scholastic Corp. (b)...........................       350,748
       25,879 The Reader's Digest Association, Inc. (Class A)       379,386
        2,495 The Washington Post Co. (Class B)..............     1,974,543
       26,170 Westwood One, Inc..............................       895,276
                                                              -------------
                                                                  7,236,350
                                                              -------------

              METALS & MINING--0.5%
       13,790 Arch Coal, Inc.................................       429,834
        5,865 Carpenter Technology Corp......................       173,428
       14,188 Peabody Energy Corp............................       591,782
                                                              -------------
                                                                  1,195,044
                                                              -------------

              MULTI-UTILITIES--2.0%
       50,855 Aquila, Inc....................................       172,399
       38,203 Energy East Corp...............................       855,747
       16,287 Equitable Resources, Inc.......................       699,038
       29,626 MDU Resources Group, Inc.......................       705,395
       21,744 Questar Corp...................................       764,302
       28,977 SCANA Corp.....................................       992,462
       30,574 Sierra Pacific Resources (b) (c)...............       224,413
       19,775 Vectren Corp...................................       487,454
       18,953 Westar Energy, Inc.............................       383,798
                                                              -------------
                                                                  5,285,008
                                                              -------------

              MULTILINE RETAIL--1.2%
       18,854 99 Cents Only Stores (b) (c)...................       513,394
       18,247 BJ's Wholesale Club, Inc. (b)..................       418,951
       30,107 Dollar Tree Stores, Inc. (b)...................       905,017
       12,790 Neiman Marcus Group, Inc. (Class A) (b)........       686,439
       35,920 Saks, Inc. (b).................................       540,237
                                                              -------------
                                                                  3,064,038
                                                              -------------

              OFFICE ELECTRONICS--0.3%
       12,372 Zebra Technologies Corp. (Class A) (b).........       821,130
                                                              -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-214

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                               VALUE
        SHARES                                                (NOTE 1)
       ------------------------------------------------------------------

                OIL & GAS--3.0%
         13,964 Forest Oil Corp. (b)....................... $     398,951
         24,034 Murphy Oil Corp............................     1,569,661
         14,847 Noble Energy, Inc..........................       659,652
          9,321 Overseas Shipholding Group, Inc............       317,380
         30,878 Pioneer Natural Resources Co...............       985,935
         16,696 Pogo Producing Co..........................       806,417
         31,419 Valero Energy Corp.........................     1,455,956
          8,707 Western Gas Resources, Inc.................       411,406
         48,216 XTO Energy, Inc............................     1,364,513
                                                            -------------
                                                                7,969,871
                                                            -------------

                PAPER & FOREST PRODUCTS--0.7%
         14,494 Bowater, Inc...............................       671,217
         11,384 Glatfelter.................................       141,731
          7,530 Potlatch Corp. (c).........................       261,818
         13,869 Rayonier, Inc..............................       575,702
         13,435 Wausau-Mosinee Paper Corp..................       181,641
                                                            -------------
                                                                1,832,109
                                                            -------------

                PHARMACEUTICALS--2.7%
         17,581 Barr Laboratories, Inc. (b)................     1,352,858
         51,397 IVAX Corp. (b).............................     1,227,360
         70,335 Mylan Laboratories, Inc....................     1,776,662
         18,282 Perrigo Co. (c)............................       287,393
          8,900 Pharmaceutical Resources, Inc..............       579,835
         22,229 Sepracor, Inc. (b).........................       531,940
         31,142 SICOR, Inc. (b)............................       847,063
         21,739 Valeant Pharmaceuticals International (c)..       546,736
                                                            -------------
                                                                7,149,847
                                                            -------------

                REAL ESTATE--1.7%
         21,387 AMB Property Corp. (REIT)..................       703,205
         13,927 Highwoods Properties, Inc. (REIT)..........       353,746
         16,376 Hospitality Properties Trust (REIT)........       676,001
         20,956 Liberty Property Trust (REIT) (c)..........       815,188
         15,246 Mack-Cali Realty Corp. (REIT)..............       634,539
         25,569 New Plan Excel Realty Trust (REIT).........       630,787
         33,209 United Dominion Realty Trust, Inc. (REIT)..       637,613
                                                            -------------
                                                                4,451,079
                                                            -------------

                ROAD & RAIL--0.3%
         21,892 Swift Transportation Co., Inc. (b).........       460,170
         20,868 Werner Enterprises, Inc....................       406,717
                                                            -------------
                                                                  866,887
                                                            -------------

                SEMICONDUCTORS & EQUIPMENT--4.3%
        123,323 Atmel Corp. (b)............................       741,171
          6,479 Cabot Microelectronics Corp. (b) (c).......       317,471
         16,559 Credence Systems Corp. (b).................       217,916
         19,408 Cree, Inc. (b) (c).........................       343,327
         31,447 Cypress Semiconductor Corp. (b) (c)........       671,708
         30,786 Fairchild Semiconductor International, Inc.
                 (Class A) (b).............................       768,726
         18,854 Integrated Circuit Systems, Inc. (b).......       537,150

                                                                  VALUE
    SHARES                                                       (NOTE 1)
   -------------------------------------------------------------------------

            SEMICONDUCTORS & EQUIPMENT--(CONTINUED)
     27,421 Integrated Device Technology, Inc. (b)............ $     470,819
     16,838 International Rectifier Corp. (b).................       831,966
     36,345 Intersil Corp. (Class A)..........................       903,173
     34,112 Lam Research Corp. (b)............................     1,101,818
     29,389 Lattice Semiconductor Corp. (b) (c)...............       284,485
     13,688 LTX Corp. (b) (c).................................       205,731
     24,111 Micrel, Inc. (b)..................................       375,649
     54,252 Microchip Technology, Inc.........................     1,809,847
     48,515 RF Micro Devices, Inc. (b) (c)....................       487,576
     19,309 Semtech Corp. (b).................................       438,894
     13,013 Silicon Laboratories, Inc. (b)....................       562,422
     35,037 TriQuint Semiconductor, Inc. (b) (c)..............       247,712
                                                               -------------
                                                                  11,317,561
                                                               -------------

            SOFTWARE--3.0%
     23,196 Activision, Inc. (b)..............................       422,167
      8,588 Advent Software, Inc. (b) (c).....................       149,689
     15,531 Ascential Software Corp. (b)......................       402,719
     68,889 Cadence Design Systems, Inc. (b)..................     1,238,624
     12,610 Fair Isaac Corp...................................       619,908
     23,324 Jack Henry & Associates, Inc......................       480,008
     16,361 Macromedia, Inc. (b)..............................       291,880
     12,790 Macrovision Corp. (b).............................       288,926
     17,846 Mentor Graphics Corp..............................       259,481
     42,230 Network Associates, Inc. (b)......................       635,139
     15,735 RSA Security, Inc. (b) (c)........................       223,437
     25,283 Sybase, Inc. (b)..................................       520,324
     40,636 Synopsys, Inc. (b)................................     1,371,871
     17,544 The Reynolds & Reynolds Co. (Class A).............       509,653
      9,351 Transaction Systems Architects, Inc. (Class A) (b)       211,613
     21,935 Wind River Systems, Inc. (b) (c)..................       192,151
                                                               -------------
                                                                   7,817,590
                                                               -------------

            SPECIALTY RETAIL--4.0%
     25,306 Abercrombie & Fitch Co. (Class A) (b).............       625,311
     18,573 American Eagle Outfitters, Inc. (b)...............       304,597
     17,414 Barnes & Noble, Inc. (b)..........................       572,050
     20,232 Borders Group, Inc. (b)...........................       443,486
     27,112 CarMax, Inc. (b)..................................       838,574
     22,787 Chico's FAS, Inc. (b).............................       841,980
     25,596 Claire's Stores, Inc..............................       482,229
     23,270 Copart, Inc. (b)..................................       383,955
     17,527 Michaels Stores, Inc..............................       774,693
     14,198 O'Reilly Automotive, Inc. (b).....................       544,635
     17,761 Payless Shoesource, Inc. (b) (c)..................       237,997
     37,410 PETsMART, Inc.....................................       890,358
     23,273 Pier 1 Imports, Inc...............................       508,748
     21,175 Rent-A-Center, Inc. (b)...........................       632,709
     39,780 Ross Stores, Inc..................................     1,051,385
     20,129 United Rentals, Inc. (b) (c)......................       387,685
     30,550 Williams-Sonoma, Inc. (b).........................     1,062,224
                                                               -------------
                                                                  10,582,616
                                                               -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-215

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)

                                                             VALUE
          SHARES                                            (NOTE 1)
         -----------------------------------------------------------------

                  TEXTILES, APPARELS & LUXURY GOODS--0.9%
           48,521 Coach, Inc. (b)........................ $   1,831,668
            9,166 The Timberland Co. (Class A)...........       477,273
           13,649 Unifi, Inc. (b)........................        88,036
                                                          -------------
                                                              2,396,977
                                                          -------------

                  THRIFTS & MORTGAGE FINANCE--2.8%
           20,781 Astoria Financial Corp.................       773,053
           34,920 Greenpoint Financial Corp..............     1,233,374
           14,568 IndyMac Bancorp, Inc...................       433,981
           50,392 New York Community Bancorp, Inc........     1,917,416
           76,531 Sovereign Bancorp, Inc.................     1,817,611
           18,239 Washington Federal, Inc................       517,988
           11,936 Webster Financial Corp.................       547,385
                                                          -------------
                                                              7,240,808
                                                          -------------

                  TOBACCO--0.1%
            6,545 Universal Corp.........................       289,093
                                                          -------------

                  TRADING COMPANIES & DISTRIBUTORS--0.4%
           19,852 Fastenal Co. (c).......................       991,409
                                                          -------------

                  WATER UTILITIES--0.2%
           24,141 Philadelphia Suburban Corp.............       533,511
                                                          -------------

                  WIRELESS TELECOMMUNICATION SERVICES--0.4%
           14,134 Price Communications Corp. (b).........       194,060
           15,028 Telephone & Data Systems, Inc..........       940,001
                                                          -------------
                                                              1,134,061
                                                          -------------
                  Total Common Stocks
                   (Identified Cost $226,945,931)........   261,160,343
                                                          -------------

        WARRANTS--0.0%
                                                              VALUE
          SHARES                                             (NOTE 1)
        ----------------------------------------------------------------

                   COMMERCIAL BANKS--0.0%
             7,309 Dime Bancorp, Inc. (b)................. $      1,243
                                                           ------------
                   Total Warrants
                    (Identified Cost $2,887)..............        1,243
                                                           ------------

        SHORT TERM INVESTMENTS--0.5%
           FACE
          AMOUNT
        ----------------------------------------------------------------

                   DISCOUNT NOTES--0.5%
        $1,350,000 Federal Home Loan Bank 0.750%, 01/02/04 $  1,349,972
                                                           ------------
                   Total Short Term Investments
                    (Identified Cost $1,349,972)..........    1,349,972
                                                           ------------
                   Total Investments--100.2%
                    (Identified Cost $228,298,790) (a)....  262,511,558
                   Other assets less liabilities..........     (561,461)
                                                           ------------
                   TOTAL NET ASSETS--100%................. $261,950,097
                                                           ============

FUTURES CONTRACTS

                       EXPIRATION NUMBER OF CONTRACT VALUATION AS OF  UNREALIZED
FUTURES CONTRACTS LONG    DATE    CONTRACTS  AMOUNT     12/31/03     APPRECIATION
---------------------- ---------- --------- -------- --------------- ------------
 S&P MidCap 400 Index.  03/18/04      2     $572,265    $576,050        $3,785

 See accompanying notes to statement of investments and financial statements.

                                    MSF-216

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

     ASSETS
       Investments at value.....................             $262,511,558
       Cash.....................................                   18,292
       Collateral for securities loaned.........               11,397,671
       Receivable for:
        Fund shares sold........................                  381,033
        Dividends...............................                  176,569
                                                             ------------
         Total Assets...........................              274,485,123
     LIABILITIES
       Payable for:
        Fund shares redeemed.................... $   312,601
        Securities purchased....................     719,896
        Futures variation margin................       3,200
        Return of collateral for securities
         loaned.................................  11,397,671
       Accrued expenses:
        Management fees.........................      54,246
        Service and distribution fees...........      12,496
        Other expenses..........................      34,916
                                                 -----------
         Total Liabilities......................               12,535,026
                                                             ------------
     NET ASSETS.................................             $261,950,097
                                                             ============
       Net assets consist of:
        Capital paid in.........................             $226,721,884
        Undistributed net investment income.....                1,479,156
        Accumulated net realized gains
         (losses)...............................                 (467,496)
        Unrealized appreciation (depreciation)
         on investments and futures contracts...               34,216,553
                                                             ------------
     NET ASSETS.................................             $261,950,097
                                                             ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($180,211,062 divided by
      15,142,760 shares outstanding)............             $      11.90
                                                             ============
     CLASS B
     Net asset value and redemption price per
      share ($31,858,472 divided by
      2,692,508 shares outstanding).............             $      11.83
                                                             ============
     CLASS E
     Net asset value and redemption price per
      share ($49,880,563 divided by
      4,204,663 shares outstanding).............             $      11.86
                                                             ============
     Identified cost of investments.............             $228,298,790
                                                             ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

     INVESTMENT INCOME
       Dividends...............................             $ 2,237,093
       Interest................................                 65,775 (a)
                                                            -----------
                                                              2,302,868
     EXPENSES
       Management fees......................... $   462,683
       Service and distribution fees--Class B..      49,354
       Service and distribution fees--Class E..      38,109
       Directors' fees and expenses............      24,080
       Custodian...............................     125,868
       Audit and tax services..................      22,300
       Legal...................................       6,954
       Printing................................      70,159
       Insurance...............................       4,396
       Miscellaneous...........................      15,480
                                                -----------
       Total expenses..........................                 819,383
                                                            -----------
     NET INVESTMENT INCOME.....................               1,483,485
                                                            -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................   1,104,001
       Futures contracts--net..................   1,255,795   2,359,796
                                                -----------
     Unrealized appreciation (depreciation) on:
       Investments--net........................  55,235,503
       Futures contracts--net..................      31,122  55,266,625
                                                ----------- -----------
     Net gain (loss)...........................              57,626,421
                                                            -----------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................             $59,109,906
                                                            ===========

(a)Includes Income on securities loaned of $12,254.

                See accompanying notes to financial statements.

                                    MSF-217

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2003          2002
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  1,483,485  $    855,928
  Net realized gain (loss)..........................................    2,359,796    (1,768,008)
  Unrealized appreciation (depreciation)............................   55,266,625   (22,009,612)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   59,109,906   (22,921,692)
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................     (702,884)     (421,629)
    Class B.........................................................      (61,293)      (25,147)
    Class E.........................................................      (86,220)       (4,848)
                                                                     ------------  ------------
                                                                         (850,397)     (451,624)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................     (850,397)     (451,624)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   63,756,599    59,907,198
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  122,016,108    36,533,882

NET ASSETS
  Beginning of the period...........................................  139,933,989   103,400,107
                                                                     ------------  ------------
  End of the period................................................. $261,950,097  $139,933,989
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  1,479,156  $    845,233
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2003         DECEMBER 31, 2002
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  3,467,830  $ 35,223,529   5,486,283  $ 54,957,097
  Reinvestments...............................................     80,884       702,884      37,345       421,629
  Redemptions................................................. (1,634,648)  (16,260,978) (1,615,645)  (14,947,723)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  1,914,066  $ 19,665,435   3,907,983  $ 40,431,003
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................  1,612,471  $ 16,345,196   1,504,472  $ 14,628,114
  Reinvestments...............................................      7,078        61,293       2,233        25,147
  Redemptions.................................................   (376,115)   (3,685,855)   (622,989)   (5,646,073)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  1,243,434  $ 12,720,634     883,716  $  9,007,188
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................  3,523,272  $ 35,747,103   1,258,639  $ 11,924,664
  Reinvestments...............................................      9,945        86,220         430         4,848
  Redemptions.................................................   (436,042)   (4,462,793)   (151,591)   (1,460,505)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  3,097,175  $ 31,370,530   1,107,478  $ 10,469,007
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.  6,254,675  $ 63,756,599   5,899,177  $ 59,907,198
                                                               ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-218

METROPOLITAN SERIES FUND, INC.

 METLIFE MID CAP STOCK INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                               CLASS A
                                                             ----------------------------------------
                                                                                          JULY 5, 2000(A)
                                                               YEAR ENDED DECEMBER 31,        THROUGH
                                                             ---------------------------   DECEMBER 31,
                                                               2003      2002      2001        2000
                                                             --------  --------  -------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD........................ $   8.87  $  10.46  $ 10.64      $ 10.00
                                                             --------  --------  -------      -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income......................................     0.08      0.05     0.06         0.03
 Net realized and unrealized gain (loss) on investments.....     3.00     (1.60)   (0.19)        0.66
                                                             --------  --------  -------      -------
 Total from investment operations...........................     3.08     (1.55)   (0.13)        0.69
                                                             --------  --------  -------      -------
LESS DISTRIBUTIONS
 Distributions from net investment income...................    (0.05)    (0.04)   (0.02)       (0.03)
 Distributions from net realized capital gains..............     0.00      0.00    (0.03)       (0.02)
                                                             --------  --------  -------      -------
 Total distributions........................................    (0.05)    (0.04)   (0.05)       (0.05)
                                                             --------  --------  -------      -------
NET ASSET VALUE, END OF PERIOD.............................. $  11.90  $   8.87  $ 10.46      $ 10.64
                                                             ========  ========  =======      =======
TOTAL RETURN (%)............................................     35.0     (14.9)    (1.2)         6.8 (b)
Ratio of operating expenses to average net assets (%).......     0.40      0.43     0.45         0.45 (c)
Ratio of net investment income to average net assets (%)....     0.85      0.70     0.71         0.92 (c)
Portfolio turnover rate (%).................................       22        46       45          124 (c)
Net assets, end of period (000)............................. $180,211  $117,340  $97,505      $61,934
The ratios of operating expenses to average net assets
 without giving effect to the contractual expense agreement
 would have been (%)........................................       --        --     0.52         0.83 (c)

                                                                                     CLASS B
                                                                       --------------------------------
                                                                          YEAR ENDED     JANUARY 2, 2001(A)
                                                                         DECEMBER 31,         THROUGH
                                                                       ----------------     DECEMBER 31,
                                                                         2003     2002          2001
                                                                       -------  -------  ------------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $  8.83  $ 10.43        $10.54
                                                                       -------  -------        ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................    0.05     0.03          0.04
 Net realized and unrealized gain (loss) on investments...............    2.99    (1.60)        (0.10)
                                                                       -------  -------        ------
 Total from investment operations.....................................    3.04    (1.57)        (0.06)
                                                                       -------  -------        ------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................   (0.04)   (0.03)        (0.02)
 Distributions from net realized capital gains........................    0.00     0.00         (0.03)
                                                                       -------  -------        ------
 Total distributions..................................................   (0.04)   (0.03)        (0.05)
                                                                       -------  -------        ------
NET ASSET VALUE, END OF PERIOD........................................ $ 11.83  $  8.83        $10.43
                                                                       =======  =======        ======
TOTAL RETURN (%)......................................................    34.5    (15.1)          3.1 (b)
Ratio of operating expenses to average net assets (%).................    0.65     0.68          0.70 (c)
Ratio of net investment income to average net assets (%)..............    0.61     0.46          0.48 (c)
Portfolio turnover rate (%)...........................................      22       46             45
Net assets, end of period (000)....................................... $31,858  $12,790        $5,895
The ratios of operating expenses to average net assets without giving
 effect to the contractual expense agreement would have been (%)......      --       --          0.77 (c)

                                                                                   CLASS E
                                                                       ---------------------------
                                                                          YEAR ENDED    MAY 1, 2001(A)
                                                                         DECEMBER 31,      THROUGH
                                                                       ---------------   DECEMBER 31,
                                                                         2003    2002        2001
                                                                       -------  ------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $  8.85  $10.45      $10.54
                                                                       -------  ------      ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................    0.06    0.05        0.00
 Net realized and unrealized gain (loss) on investments...............    3.00   (1.61)      (0.09)
                                                                       -------  ------      ------
 Total from investment operations.....................................    3.06   (1.56)      (0.09)
                                                                       -------  ------      ------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................   (0.05)  (0.04)       0.00
 Distributions from net realized capital gains........................    0.00    0.00        0.00
                                                                       -------  ------      ------
 Total distributions..................................................   (0.05)  (0.04)       0.00
                                                                       -------  ------      ------
NET ASSET VALUE, END OF PERIOD........................................ $ 11.86  $ 8.85      $10.45
                                                                       =======  ======      ======
TOTAL RETURN (%)......................................................    34.8   (15.0)       (0.9)(b)
Ratio of operating expenses to average net assets (%).................    0.55    0.58        0.60 (c)
Ratio of net investment income to average net assets (%)..............    0.71    0.62        0.00 (c)
Portfolio turnover rate (%)...........................................      22      46          45
Net assets, end of period (000)....................................... $49,881  $9,804      $  0.1
The ratios of operating expenses to average net assets without giving
 effect to the contractual expense agreement would have been (%)......      --      --        0.67 (c)

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-219

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--97.1% OF TOTAL NET ASSETS


                                                             VALUE
         SHARES                                             (NOTE 1)
        ---------------------------------------------------------------

                 AIR FREIGHT & COURIERS--1.5%
         121,500 CNF, Inc................................ $   4,118,850
                                                          -------------

                 AUTO COMPONENTS--5.3%
          58,800 BorgWarner, Inc.........................     5,002,116
          29,500 Johnson Controls, Inc...................     3,425,540
         103,100 Lear Corp...............................     6,323,123
                                                          -------------
                                                             14,750,779
                                                          -------------

                 BEVERAGES--2.5%
         212,000 Constellation Brands, Inc. (Class A) (b)     6,981,160
                                                          -------------

                 BUILDING PRODUCTS--1.0%
          26,500 American Standard Cos., Inc. (b)........     2,668,550
                                                          -------------

                 CAPITAL MARKETS--2.5%
          71,900 Federated Investors, Inc. (Class B).....     2,110,984
          62,000 The Bear Stearns Cos., Inc..............     4,956,900
                                                          -------------
                                                              7,067,884
                                                          -------------

                 COMMERCIAL BANKS--8.9%
         188,200 Charter One Financial, Inc..............     6,502,310
         154,200 First Tennessee National Corp...........     6,800,220
         108,200 North Fork Bancorp., Inc................     4,378,854
          83,000 SouthTrust Corp.........................     2,716,590
          83,100 TCF Financial Corp......................     4,267,185
                                                          -------------
                                                             24,665,159
                                                          -------------

                 COMMERCIAL SERVICES & SUPPLIES--3.5%
         135,800 Manpower, Inc...........................     6,393,464
         138,200 Viad Corp...............................     3,455,000
                                                          -------------
                                                              9,848,464
                                                          -------------

                 DIVERSIFIED FINANCIAL SERVICES--1.1%
          82,900 CIT Group, Inc..........................     2,980,255
                                                          -------------

                 ELECTRIC UTILITIES--1.8%
          71,100 Pepco Holdings, Inc.....................     1,389,294
          80,600 PPL Corp................................     3,526,250
                                                          -------------
                                                              4,915,544
                                                          -------------

                 FOOD PRODUCTS--2.9%
         381,500 Del Monte Foods Co. (b) (c).............     3,967,600
         176,500 Fresh Del Monte Produce, Inc. (c).......     4,205,995
                                                          -------------
                                                              8,173,595
                                                          -------------

                 HEALTH CARE PROVIDERS & SERVICES--15.3%
          68,700 Anthem, Inc. (b)........................     5,152,500
         106,300 DaVita, Inc. (b)........................     4,145,700
         102,800 Laboratory Corp. of America Holdings (b)     3,798,460
         103,400 Omnicare, Inc...........................     4,176,326
         154,000 Oxford Health Plans, Inc. (b)...........     6,699,000
          44,700 Quest Diagnostics, Inc. (b).............     3,268,017
         202,700 Triad Hospitals, Inc. (b)...............     6,743,829

                                                                  VALUE
     SHARES                                                      (NOTE 1)
    ------------------------------------------------------------------------

             HEALTH CARE PROVIDERS & SERVICES--(CONTINUED)
      83,900 Universal Health Services, Inc. (Class B) (b) (c) $   4,507,108
     117,900 WellChoice, Inc. (b) (c).........................     4,067,550
                                                               -------------
                                                                  42,558,490
                                                               -------------

             HOTELS, RESTAURANTS & LEISURE--1.5%
     204,200 Darden Restaurants, Inc..........................     4,296,368
                                                               -------------

             HOUSEHOLD DURABLES--1.5%
      58,500 Mohawk Industries, Inc. (b)......................     4,126,590
                                                               -------------

             INSURANCE--13.1%
      80,600 Ambac Financial Group, Inc.......................     5,592,834
      84,100 Loews Corp.......................................     4,158,745
      81,500 PartnerRe, Ltd...................................     4,731,075
     130,900 Radian Group, Inc................................     6,381,375
     131,300 RenaissanceRe Holdings, Ltd......................     6,440,265
     138,400 The PMI Group, Inc...............................     5,152,632
      48,900 XL Capital, Ltd. (Class A).......................     3,792,195
                                                               -------------
                                                                  36,249,121
                                                               -------------

             LEISURE EQUIPMENT & PRODUCTS--1.0%
      86,900 Brunswick Corp...................................     2,766,027
                                                               -------------

             MACHINERY--2.0%
      92,800 SPX Corp. (b)....................................     5,457,568
                                                               -------------

             MARINE--1.8%
      86,900 Teekay Shipping Corp. (c)........................     4,955,907
                                                               -------------

             MULTI-UTILITIES--1.2%
      77,000 Equitable Resources, Inc.........................     3,304,840
                                                               -------------

             MULTILINE RETAIL--0.4%
      33,700 The May Department Stores Co.....................       979,659
                                                               -------------

             OIL & GAS--10.8%
      17,382 Apache Corp......................................     1,409,680
      98,900 EOG Resources, Inc...............................     4,566,213
      22,000 Murphy Oil Corp..................................     1,436,820
     177,600 Pioneer Natural Resources Co.....................     5,670,768
     115,600 Sunoco, Inc......................................     5,912,940
      91,700 Talisman Energy, Inc. (c)........................     5,190,220
     202,865 XTO Energy, Inc..................................     5,741,080
                                                               -------------
                                                                  29,927,721
                                                               -------------

             ROAD & RAIL--1.0%
      44,700 Canadian National Railway Co.....................     2,828,616
                                                               -------------

             SOFTWARE--1.7%
     173,000 Computer Associates International, Inc...........     4,729,820
                                                               -------------

             SPECIALTY RETAIL--5.4%
     202,300 Foot Locker, Inc.................................     4,743,935
      87,200 Office Depot, Inc. (b)...........................     1,457,112

 See accompanying notes to statement of investments and financial statements.

                                    MSF-220

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)
                                               SHORT TERM INVESTMENTS--2.9%


                                                             VALUE
          SHARES                                            (NOTE 1)
         --------------------------------------------------------------

                  SPECIALTY RETAIL--(CONTINUED)
          160,700 Payless Shoesource, Inc. (b) (c)....... $   2,153,380
          198,400 Pier 1 Imports, Inc....................     4,337,024
           61,600 Regis Corp.............................     2,434,432
                                                          -------------
                                                             15,125,883
                                                          -------------

                  TEXTILES, APPARELS & LUXURY GOODS--5.3%
          137,800 Liz Claiborne, Inc.....................     4,886,388
           87,600 Reebok International, Ltd..............     3,444,432
          146,000 VF Corp................................     6,313,040
                                                          -------------
                                                             14,643,860
                                                          -------------

                  THRIFTS & MORTGAGE FINANCE--4.1%
          160,100 Greenpoint Financial Corp..............     5,654,732
          191,900 IndyMac Bancorp, Inc...................     5,716,701
                                                          -------------
                                                             11,371,433
                                                          -------------
                  Total Common Stocks
                   (Identified Cost $222,586,305)........   269,492,143
                                                          -------------

        FACE                                                     VALUE
       AMOUNT                                                   (NOTE 1)
     ----------------------------------------------------------------------

                REPURCHASE AGREEMENT--2.9%
     $8,109,000 State Street Corp. Repurchase Agreement dated
                 12/31/03 at 0.150% to be repurchased at
                 $8,109,068 on 01/02/04, collateralized by
                 $8,280,000 U.S. Treasury Note 2.000% due
                 11/30/04 with a value of $8,357,095......... $   8,109,000
                                                              -------------
                Total Short Term Investments
                 (Identified Cost $8,109,000)................     8,109,000
                                                              -------------
                Total Investments--100.0%
                 (Identified Cost $230,695,305) (a)..........   277,601,143
                Other assets less liabilities................        22,463
                                                              -------------
                TOTAL NET ASSETS--100%....................... $ 277,623,606
                                                              =============

 See accompanying notes to statement of investments and financial statements.

                                    MSF-221

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

      ASSETS
        Investments at value.....................             $277,601,143
        Cash.....................................                      525
        Foreign cash at value
         (Identified cost $24,090)...............                   24,125
        Collateral for securities loaned.........               11,697,136
        Receivable for:
         Securities sold.........................                1,256,080
         Fund shares sold........................                  371,491
         Dividends and interest..................                  169,696
                                                              ------------
          Total Assets...........................              291,120,196
      LIABILITIES
        Payable for:
         Fund shares redeemed.................... $   293,912
         Securities purchased....................   1,313,881
         Return of collateral for securities
          loaned.................................  11,697,136
        Accrued expenses:
         Management fees.........................     156,215
         Service and distribution fees...........       8,873
         Other expenses..........................      26,573
                                                  -----------
          Total Liabilities......................               13,496,590
                                                              ------------
      NET ASSETS.................................             $277,623,606
                                                              ============
        Net assets consist of:
         Capital paid in.........................             $221,097,326
         Undistributed net investment income.....                  786,622
         Accumulated net realized gains
          (losses)...............................                8,833,785
         Unrealized appreciation (depreciation)
          on investments and foreign currency
          transactions...........................               46,905,873
                                                              ------------
      NET ASSETS.................................             $277,623,606
                                                              ============
      Computation of offering price:
      CLASS A
      Net asset value and redemption price per
       share ($222,050,347 divided by
       12,799,594 shares outstanding)............             $      17.35
                                                              ============
      CLASS B
      Net asset value and redemption price per
       share ($27,173,049 divided by
       1,577,038 shares outstanding).............             $      17.23
                                                              ============
      CLASS E
      Net asset value and redemption price per
       share ($28,400,210 divided by
       1,640,405 shares outstanding).............             $      17.31
                                                              ============
      Identified cost of investments.............             $230,695,305
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

     INVESTMENT INCOME
       Dividends...............................              $ 2,412,365(a)
       Interest................................                   29,228(b)
                                                             -----------
                                                               2,441,593
     EXPENSES
       Management fees......................... $ 1,425,964
       Service and distribution fees--Class B..      42,018
       Service and distribution fees--Class E..      21,252
       Directors' fees and expenses............      24,080
       Custodian...............................      97,571
       Audit and tax services..................      22,300
       Legal...................................       8,427
       Printing................................      79,088
       Insurance...............................       5,314
       Miscellaneous...........................       4,381
                                                -----------
       Total expenses before reductions........   1,730,395
       Expense reductions......................     (77,987)   1,652,408
                                                -----------  -----------
     NET INVESTMENT INCOME.....................                  789,185
                                                             -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................  13,284,236
       Foreign currency transactions--net......          84   13,284,320
                                                -----------
     Unrealized appreciation (depreciation) on:
       Investments--net........................  54,171,499
       Foreign currency transactions--net......          96   54,171,595
                                                -----------  -----------
     Net gain (loss)...........................               67,455,915
                                                             -----------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................              $68,245,100
                                                             ===========

(a)Net of foreign taxes of $11,900
(b)Includes income on securities loaned of $6,706

                See accompanying notes to financial statements.

                                    MSF-222

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS



                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2003          2002
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $    789,185  $    721,979
  Net realized gain (loss)..........................................   13,284,320    (3,479,291)
  Unrealized appreciation (depreciation)............................   54,171,595   (16,510,921)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   68,245,100   (19,268,233)
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................     (614,047)     (167,169)
    Class B.........................................................      (35,592)       (2,000)
    Class E.........................................................      (32,773)         (561)
                                                                     ------------  ------------
                                                                         (682,412)     (169,730)
                                                                     ------------  ------------
   Net realized gain
    Class A.........................................................            0      (346,278)
    Class B.........................................................            0        (8,288)
    Class E.........................................................            0        (1,161)
                                                                     ------------  ------------
                                                                                0      (355,727)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................     (682,412)     (525,457)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   37,096,481    30,242,204
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  104,659,169    10,448,514

NET ASSETS
  Beginning of the period...........................................  172,964,437   162,515,923
                                                                     ------------  ------------
  End of the period................................................. $277,623,606  $172,964,437
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $    786,622  $    679,765
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2003         DECEMBER 31, 2002
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  2,181,685  $ 31,715,262   4,013,620  $ 55,696,841
  Reinvestments...............................................     48,161       614,047      34,116       513,447
  Redemptions................................................. (1,669,329)  (23,088,594) (3,111,406)  (41,460,183)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    560,517  $  9,240,715     936,330  $ 14,750,105
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................  1,054,715  $ 15,298,457   1,094,957  $ 14,558,772
  Reinvestments...............................................      2,807        35,592         686        10,288
  Redemptions.................................................   (356,501)   (4,965,767)   (390,340)   (5,024,763)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    701,021  $ 10,368,282     705,303  $  9,544,297
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................  1,351,049  $ 19,758,404     523,230  $  6,960,500
  Reinvestments...............................................      2,572        32,773         115         1,722
  Redemptions.................................................   (163,187)   (2,303,693)    (75,649)   (1,014,420)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  1,190,434  $ 17,487,484     447,696  $  5,947,802
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.  2,451,972  $ 37,096,481   2,089,329  $ 30,242,204
                                                               ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-223

METROPOLITAN SERIES FUND, INC.

 NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                                                 CLASS A
                                                             -----------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------
                                                               2003      2002      2001      2000      1999
                                                             --------  --------  --------  --------  -------
NET ASSET VALUE, BEGINNING OF PERIOD........................ $  12.76  $  14.16  $  14.82  $  11.97  $ 10.73
                                                             --------  --------  --------  --------  -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income......................................     0.06      0.06      0.13      0.04     0.06
 Net realized and unrealized gain (loss) on investments.....     4.58     (1.42)    (0.50)     3.35     1.80
                                                             --------  --------  --------  --------  -------
 Total from investment operations...........................     4.64     (1.36)    (0.37)     3.39     1.86
                                                             --------  --------  --------  --------  -------
LESS DISTRIBUTIONS
 Distributions from net investment income...................    (0.05)    (0.01)    (0.03)    (0.04)   (0.07)
 Distributions from net realized capital gains..............     0.00     (0.03)    (0.26)    (0.50)   (0.55)
                                                             --------  --------  --------  --------  -------
 Total distributions........................................    (0.05)    (0.04)    (0.29)    (0.54)   (0.62)
                                                             --------  --------  --------  --------  -------
NET ASSET VALUE, END OF PERIOD.............................. $  17.35  $  12.76  $  14.16  $  14.82  $ 11.97
                                                             ========  ========  ========  ========  =======
TOTAL RETURN (%)............................................     36.5      (9.6)     (2.5)     28.3     17.6
Ratio of operating expenses to average net assets before
 expense reductions (%).....................................     0.80      0.80      0.81      0.87     0.72
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).................................     0.77      0.77      0.69      0.76       --
Ratio of net investment income to average net assets (%)....     0.41      0.43      0.90      0.58     0.86
Portfolio turnover rate (%).................................       61        84       212       207      134
Net assets, end of period (000)............................. $222,050  $156,117  $160,074  $131,356  $38,722
The ratios of operating expenses to average net assets
 without giving effect to the contractual expense agreement
 would have been (%)........................................       --        --        --        --     1.18

                                                                         CLASS B                          CLASS E
                                                             ----------------------------     ---------------------------
                                                                YEAR ENDED     MAY 1, 2001(A)    YEAR ENDED    MAY 1, 2001(A)
                                                               DECEMBER 31,       THROUGH       DECEMBER 31,      THROUGH
                                                             ----------------   DECEMBER 31,  ---------------   DECEMBER 31,
                                                               2003     2002        2001        2003    2002        2001
                                                             -------  -------  -------------- -------  ------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD........................ $ 12.69  $ 14.12      $14.36     $ 12.74  $14.15      $14.37
                                                             -------  -------      ------     -------  ------      ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income......................................    0.03     0.01        0.04        0.05    0.03        0.00
 Net realized and unrealized gain (loss) on investments.....    4.55    (1.40)      (0.28)       4.57   (1.40)      (0.22)
                                                             -------  -------      ------     -------  ------      ------
 Total from investment operations...........................    4.58    (1.39)      (0.24)       4.62   (1.37)      (0.22)
                                                             -------  -------      ------     -------  ------      ------
LESS DISTRIBUTIONS
 Distributions from net investment income...................   (0.04)   (0.01)       0.00       (0.05)  (0.01)       0.00
 Distributions from net realized capital gains..............    0.00    (0.03)       0.00        0.00   (0.03)       0.00
                                                             -------  -------      ------     -------  ------      ------
 Total distributions........................................   (0.04)   (0.04)       0.00       (0.05)  (0.04)       0.00
                                                             -------  -------      ------     -------  ------      ------
NET ASSET VALUE, END OF PERIOD.............................. $ 17.23  $ 12.69      $14.12     $ 17.31  $12.74      $14.15
                                                             =======  =======      ======     =======  ======      ======
TOTAL RETURN (%)............................................    36.2     (9.9)       (1.7)(b)    36.4    (9.7)       (1.5)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%).....................................    1.05     1.05        1.06 (c)    0.95    0.95        0.96 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).................................    1.02     1.02        0.97 (c)    0.92    0.92        0.87 (c)
Ratio of net investment income to average net assets (%)....    0.18     0.17        0.77 (c)    0.29    0.29        0.67 (c)
Portfolio turnover rate (%).................................      61       84         212          61      84         212
Net assets, end of period (000)............................. $27,173  $11,113      $2,410     $28,400  $5,735      $   32

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-224

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--97.8% OF TOTAL NET ASSETS


                                                               VALUE
       SHARES                                                 (NOTE 1)
      -------------------------------------------------------------------

               AIR FREIGHT & COURIERS--0.7%
       171,000 Expeditors International of Washington, Inc. $   6,439,860
                                                            -------------

               AIRLINES--0.8%
       149,900 Ryanair Holdings, Plc. (ADR) (c)............     7,590,936
                                                            -------------

               BEVERAGES--0.9%
       358,600 Pepsi Bottling Group, Inc...................     8,670,948
                                                            -------------

               BIOTECHNOLOGY--4.4%
       135,585 Biogen Idec, Inc. (b).......................     4,986,816
       112,900 Chiron Corp. (b)............................     6,434,171
       129,400 Genzyme Corp. (b)...........................     6,384,596
       120,600 Gilead Sciences, Inc. (b)...................     7,011,684
        74,200 Invitrogen Corp. (b)........................     5,194,000
       591,200 Millennium Pharmaceuticals, Inc. (b)........    11,037,704
                                                            -------------
                                                               41,048,971
                                                            -------------

               CAPITAL MARKETS--5.4%
       813,800 Ameritrade Holding Corp. (b)................    11,450,166
       406,900 Investors Financial Services Corp. (c)......    15,629,029
       158,800 Lehman Brothers Holdings, Inc...............    12,262,536
       247,300 T. Rowe Price Group, Inc....................    11,724,493
                                                            -------------
                                                               51,066,224
                                                            -------------

               CHEMICALS--1.4%
       471,900 Ecolab, Inc.................................    12,915,903
                                                            -------------

               COMMERCIAL BANKS--1.0%
       183,200 TCF Financial Corp. (c).....................     9,407,320
                                                            -------------

               COMMERCIAL SERVICES & SUPPLIES--4.5%
       182,300 Career Education Corp. (b)..................     7,304,761
       220,099 ChoicePoint, Inc. (b) (c)...................     8,383,571
       230,000 Corporate Executive Board Co. (b)...........    10,734,100
       327,800 Manpower, Inc...............................    15,432,824
                                                            -------------
                                                               41,855,256
                                                            -------------

               COMMUNICATION EQUIPMENT--2.0%
       282,400 Adtran, Inc. (b)............................     8,754,400
       370,500 Foundry Networks, Inc. (b)..................    10,136,880
                                                            -------------
                                                               18,891,280
                                                            -------------

               COMPUTER & PERIPHERALS--2.6%
       479,600 ATI Technologies, Inc. (b)..................     7,251,552
       122,800 Lexmark International, Inc. (Class A) (b)...     9,656,992
       123,800 SanDisk Corp. (b) (c).......................     7,569,132
                                                            -------------
                                                               24,477,676
                                                            -------------

               CONTAINERS & PACKAGING--1.0%
       176,800 Sealed Air Corp. (b)........................     9,571,952
                                                            -------------

               ELECTRICAL EQUIPMENT--1.2%
       480,900 American Power Conversion Corp..............    11,758,005
                                                            -------------

                                                                   VALUE
   SHARES                                                         (NOTE 1)
  ---------------------------------------------------------------------------

           ELECTRONIC EQUIPMENT & INSTRUMENTS--5.2%
   128,800 Amphenol Corp. (Class A) (b)........................ $   8,234,184
   146,400 CDW Corp. (b) (c)...................................     8,456,064
   126,800 Diebold, Inc........................................     6,830,716
   193,100 Jabil Circuit, Inc. (b).............................     5,464,730
   720,400 Sanmina-SCI Corp. (b)...............................     9,084,244
   460,800 Vishay Intertechnology, Inc. (b) (c)................    10,552,320
                                                                -------------
                                                                   48,622,258
                                                                -------------

           ENERGY EQUIPMENT & SERVICES--3.5%
   145,100 BJ Services Co. (b).................................     5,209,090
   163,600 Nabors Industries, Ltd. (b).........................     6,789,400
   276,500 Patterson-UTI Energy, Inc. (b) (c)..................     9,102,380
   180,400 Rowan Cos., Inc. (b)................................     4,179,868
   200,150 Weatherford International, Ltd. (b).................     7,205,400
                                                                -------------
                                                                   32,486,138
                                                                -------------

           HEALTH CARE EQUIPMENT & SUPPLIES--3.2%
   197,200 Dentsply International, Inc.........................     8,907,524
   146,600 Guidant Corp........................................     8,825,320
   170,671 Zimmer Holdings, Inc. (b)...........................    12,015,238
                                                                -------------
                                                                   29,748,082
                                                                -------------

           HEALTH CARE PROVIDERS & SERVICES--4.4%
   122,000 Aetna, Inc..........................................     8,244,760
   668,900 Caremark Rx, Inc. (b)...............................    16,943,238
   315,000 Community Health Systems, Inc. (b) (c)..............     8,372,700
   340,700 Health Management Associates, Inc. (Class A)........     8,176,800
                                                                -------------
                                                                   41,737,498
                                                                -------------

           HOTELS, RESTAURANTS & LEISURE--3.0%
   178,400 Alliance Gaming Corp. (b) (c).......................     4,397,560
   428,700 International Game Technology.......................    15,304,590
   250,400 Starbucks Corp. (b).................................     8,278,224
                                                                -------------
                                                                   27,980,374
                                                                -------------

           HOUSEHOLD DURABLES--1.7%
    99,600 Harman International Industries, Inc................     7,368,408
   322,500 Yankee Candle Co., Inc. (b).........................     8,813,925
                                                                -------------
                                                                   16,182,333
                                                                -------------

           HOUSEHOLD PRODUCTS--1.0%
   194,300 The Clorox Co.......................................     9,435,208
                                                                -------------

           IT SERVICES--2.3%
   138,400 Affiliated Computer Services, Inc. (Class A) (b) (c)     7,537,264
   651,200 Ceridian Corp. (b)..................................    13,636,128
                                                                -------------
                                                                   21,173,392
                                                                -------------

           INSURANCE--1.8%
   217,500 RenaissanceRe Holdings, Ltd.........................    10,668,375
   196,500 Willis Group Holdings, Ltd. (c).....................     6,694,755
                                                                -------------
                                                                   17,363,130
                                                                -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-225

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                 VALUE
     SHARES                                                     (NOTE 1)
    -----------------------------------------------------------------------

             INTERNET & CATALOG RETAIL--1.7%
     462,768 InterActiveCorp (b)............................. $  15,701,718
                                                              -------------

             INTERNET SOFTWARE & SERVICES--1.1%
     219,900 Yahoo!, Inc. (b)................................     9,932,883
                                                              -------------

             INVESTMENT COMPANY--2.6%
     135,900 iShares Russell MidCap Growth Index Fund........    10,015,830
     402,627 Nasdaq 100 Trust................................    14,679,781
                                                              -------------
                                                                 24,695,611
                                                              -------------

             MACHINERY--0.5%
     112,200 Pentair, Inc....................................     5,127,540
                                                              -------------

             MEDIA--5.7%
     174,100 Dow Jones & Co., Inc............................     8,678,885
     400,989 Hughes Electronics Corp. (b)....................     6,636,361
     250,400 Lamar Advertising Co. (Class A) (b).............     9,344,928
     166,100 Tribune Co......................................     8,570,760
     363,300 Univision Communications, Inc. (Class A) (b) (c)    14,419,377
     159,200 Westwood One, Inc...............................     5,446,232
                                                              -------------
                                                                 53,096,543
                                                              -------------

             METALS & MINING--1.2%
     232,300 Newmont Mining Corp.............................    11,292,103
                                                              -------------

             MULTILINE RETAIL--0.7%
     176,300 Family Dollar Stores, Inc.......................     6,325,644
                                                              -------------

             OIL & GAS--3.1%
     249,000 EOG Resources, Inc..............................    11,496,330
     285,500 Newfield Exploration Co. (b)....................    12,716,170
     166,433 XTO Energy, Inc.................................     4,710,054
                                                              -------------
                                                                 28,922,554
                                                              -------------

             PHARMACEUTICALS--4.7%
     105,100 Allergan, Inc. (b)..............................     8,072,731
      95,500 Barr Laboratories, Inc. (b).....................     7,348,725
     222,800 Forest Laboratories, Inc. (b)...................    13,769,040
     226,800 InterMune, Inc. (b) (c).........................     5,252,688
     172,500 Teva Pharmaceutical Industries, Ltd. (ADR)......     9,782,475
                                                              -------------
                                                                 44,225,659
                                                              -------------

             SEMICONDUCTORS & EQUIPMENT--9.1%
     240,500 Altera Corp. (b)................................     5,459,350
     260,700 ASML Holding NV (ADR) (b) (c)...................     5,227,035
     334,600 Broadcom Corp. (Class A) (b)....................    11,406,514
     778,200 Cypress Semiconductor Corp. (b) (c).............    16,622,352
     391,500 Fairchild Semiconductor International, Inc.
              (Class A) (b)..................................     9,775,755
     445,600 Lam Research Corp. (b)..........................    14,392,880
     350,700 National Semiconductor Corp. (b)................    13,821,087
     349,000 Teradyne, Inc. (b)..............................     8,882,050
                                                              -------------
                                                                 85,587,023
                                                              -------------

                                                          VALUE
            SHARES                                       (NOTE 1)
           ---------------------------------------------------------

                    SOFTWARE--6.8%
            235,200 Adobe Systems, Inc................ $   9,243,360
            368,400 Amdocs, Ltd. (b)..................     8,281,632
            275,200 Cognos, Inc. (b)..................     8,426,624
            109,800 Fair Isaac Corp. (c)..............     5,397,768
            170,100 Mercury Interactive Corp. (b).....     8,273,664
            902,500 Siebel Systems, Inc. (b)..........    12,517,675
            302,700 VERITAS Software Corp. (b)........    11,248,332
                                                       -------------
                                                          63,389,055
                                                       -------------

                    SPECIALTY RETAIL--7.4%
            212,754 Bed Bath & Beyond, Inc. (b).......     9,222,886
            384,154 CarMax, Inc. (b)..................    11,881,883
            349,000 Chico's FAS, Inc. (b).............    12,895,550
            566,266 Staples, Inc. (b).................    15,459,062
            139,300 Tiffany & Co......................     6,296,360
            388,500 Williams-Sonoma, Inc. (b).........    13,508,145
                                                       -------------
                                                          69,263,886
                                                       -------------

                    TEXTILES, APPARELS & LUXURY GOODS--0.7%
            179,900 Coach, Inc. (b)...................     6,791,225

                    WIRELESS TELECOMMUNICATION SERVICES--0.5%
            411,400 American Tower Corp. (Class A) (c)     4,451,348
                                                       -------------
                    Total Common Stocks
                     (Identified Cost $716,395,410)...   917,225,536
                                                       -------------

           PREFERRED STOCKS--0.1%
           ---------------------------------------------------------

                    MEDIA--0.1%
             44,849 The News Corp., Ltd. (ADR)........     1,356,694
                                                       -------------
                    Total Preferred Stocks
                     (Identified Cost $1,305,117).....     1,356,694
                                                       -------------

         SHORT TERM INVESTMENTS--2.3%
            FACE
           AMOUNT
         -------------------------------------------------------------

                     COMMERCIAL PAPER--2.3%
         $ 9,490,000 Merrill Lynch & Co., Inc.
                      1.020%, 01/05/04..................    9,488,925
          12,219,000 Merrill Lynch & Co., Inc.
                      1.040%, 01/05/04..................   12,217,588
                                                         ------------
                                                           21,706,513
                                                         ------------
                     Total Short Term Investments
                      (Identified Cost $21,706,513).....   21,706,513
                                                         ------------
                     Total Investments--100.2%
                      (Identified Cost $739,407,040) (a)  940,288,743
                     Other assets less liabilities......   (2,105,784)
                                                         ------------
                     TOTAL NET ASSETS--100%............. $938,182,959
                                                         ============

 See accompanying notes to statement of investments and financial statements.

                                    MSF-226

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

    ASSETS
      Investments at value.....................             $  940,288,743
      Cash.....................................                    143,043
      Collateral for securities loaned.........                 46,514,199
      Receivable for:
       Securities sold.........................                    579,607
       Fund shares sold........................                     78,488
       Dividends...............................                    147,733
                                                            --------------
        Total Assets...........................                987,751,813
    LIABILITIES
      Payable for:
       Fund shares redeemed.................... $   172,372
       Securities purchased....................   2,277,040
       Return of collateral for securities
        loaned.................................  46,514,199
      Accrued expenses:
       Management fees.........................     570,459
       Service and distribution fees...........       1,316
       Other expenses..........................      33,468
                                                -----------
        Total Liabilities......................                 49,568,854
                                                            --------------
    NET ASSETS.................................             $  938,182,959
                                                            ==============
      Net assets consist of:
       Capital paid in.........................             $1,276,859,984
       Accumulated net realized gains
        (losses)...............................               (539,558,728)
       Unrealized appreciation (depreciation)
        on investments.........................                200,881,703
                                                            --------------
    NET ASSETS.................................             $  938,182,959
                                                            ==============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per
     share ($926,896,941 divided by
     51,637,873 shares outstanding)............             $        17.95
                                                            ==============
    CLASS E
    Net asset value and redemption price per
     share ($11,286,018 divided by
     630,331 shares outstanding)...............             $        17.90
                                                            ==============
    Identified cost of investments.............             $  739,407,040
                                                            ==============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

     INVESTMENT INCOME
       Dividends...............................             $  2,775,643(a)
       Interest................................                 491,815 (b)
                                                            ------------
                                                               3,267,458
     EXPENSES
       Management fees......................... $5,836,591
       Service and distribution fees--Class E..      6,773
       Directors' fees and expenses............     24,080
       Custodian...............................    186,643
       Audit and tax services..................     22,300
       Legal...................................     32,388
       Printing................................    293,636
       Insurance...............................     21,748
       Miscellaneous...........................     10,009
                                                ----------
       Total expenses before reductions........  6,434,168
       Expense reductions......................   (116,158)    6,318,010
                                                ----------  ------------
     NET INVESTMENT INCOME (LOSS)                             (3,050,552)
                                                            ------------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................               52,544,728
     Unrealized appreciation (depreciation) on:
       Investments--net........................              224,571,996
                                                            ------------
     Net gain (loss)...........................              277,116,724
                                                            ------------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................             $274,066,172
                                                            ============

(a)Net of foreign taxes of $21,745.
(b)Includes income on securities loaned of $88,863.

                See accompanying notes to financial statements.

                                    MSF-227

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED     YEAR ENDED
                                                                     DECEMBER 31,   DECEMBER 31,
                                                                         2003           2002
                                                                     ------------  --------------
FROM OPERATIONS
  Net investment income............................................. $ (3,050,552) $   (1,558,921)
  Net realized gain (loss)..........................................   52,544,728    (205,748,625)
  Unrealized appreciation (depreciation)............................  224,571,996     (91,494,665)
                                                                     ------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  274,066,172    (298,802,211)
                                                                     ------------  --------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  (24,569,460)    (81,757,945)
                                                                     ------------  --------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  249,496,712    (380,560,156)

NET ASSETS
  Beginning of the period...........................................  688,686,247   1,069,246,403
                                                                     ------------  --------------
  End of the period................................................. $938,182,959  $  688,686,247
                                                                     ============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $          0  $            0
                                                                     ============  ==============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                 YEAR ENDED
                                                                   DECEMBER 31, 2003         DECEMBER 31, 2002
                                                               ------------------------  -------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  -------------
CLASS A
  Sales.......................................................  2,387,353  $ 37,080,298   2,971,362  $  43,018,404
  Shares issued through acquisition...........................    364,943     4,734,906           0              0
  Redemptions................................................. (5,014,714)  (74,841,364) (8,856,139)  (126,286,474)
                                                               ----------  ------------  ----------  -------------
  Net increase (decrease)..................................... (2,262,418) $(33,026,160) (5,884,777) $ (83,268,070)
                                                               ==========  ============  ==========  =============
CLASS E
  Sales.......................................................    610,999  $  9,814,936     129,917  $   1,830,625
  Redemptions.................................................    (87,536)   (1,358,236)    (23,054)      (320,500)
                                                               ----------  ------------  ----------  -------------
  Net increase (decrease).....................................    523,463  $  8,456,700     106,863  $   1,510,125
                                                               ==========  ============  ==========  =============
  Increase (decrease) derived from capital share transactions. (1,738,955) $(24,569,460) (5,777,914) $ (81,757,945)
                                                               ==========  ============  ==========  =============

                See accompanying notes to financial statements.

                                    MSF-228

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                                           CLASS A
                                                                                   -------------------------------------------
                                                                                                   YEAR ENDED DECEMBER 31,
                                                                                   -------------------------------------------
                                                                                     2003      2002       2001        2000
                                                                                   --------  --------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  12.75  $  17.88  $    31.59  $    38.45
                                                                                   --------  --------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................    (0.06)    (0.03)      (0.02)      (0.04)
  Net realized and unrealized gain (loss) on investments..........................     5.26     (5.10)      (6.73)      (1.98)
                                                                                   --------  --------  ----------  ----------
  Total from investment operations................................................     5.20     (5.13)      (6.75)      (2.02)
                                                                                   --------  --------  ----------  ----------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................     0.00      0.00       (0.01)       0.00
  Distributions from net realized capital gains...................................     0.00      0.00       (6.95)      (4.84)
                                                                                   --------  --------  ----------  ----------
  Total distributions.............................................................     0.00      0.00       (6.96)      (4.84)
                                                                                   --------  --------  ----------  ----------
NET ASSET VALUE, END OF PERIOD.................................................... $  17.95  $  12.75  $    17.88  $    31.59
                                                                                   ========  ========  ==========  ==========
TOTAL RETURN (%)..................................................................     40.8     (28.7)      (23.8)       (7.6)
Ratio of operating expenses to average net assets before expense reductions (%)...     0.81      0.79        0.77        0.73
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.79      0.77        0.76        0.72
Ratio of net investment income to average net assets (%)..........................    (0.38)    (0.18)      (0.11)      (0.12)
Portfolio turnover rate (%).......................................................       98       134         150         170
Net assets, end of period (000)................................................... $926,897  $687,325  $1,069,246  $1,501,072

                                                                                   -----------

                                                                                   -----------
                                                                                      1999
                                                                                   ----------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $    29.53
                                                                                   ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................      (0.12)
  Net realized and unrealized gain (loss) on investments..........................       9.86
                                                                                   ----------
  Total from investment operations................................................       9.74
                                                                                   ----------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................       0.00
  Distributions from net realized capital gains...................................      (0.82)
                                                                                   ----------
  Total distributions.............................................................      (0.82)
                                                                                   ----------
NET ASSET VALUE, END OF PERIOD.................................................... $    38.45
                                                                                   ==========
TOTAL RETURN (%)..................................................................       33.2
Ratio of operating expenses to average net assets before expense reductions (%)...       0.72
Ratio of operating expenses to average net assets after expense reductions (%) (d)         --
Ratio of net investment income to average net assets (%)..........................      (0.31)
Portfolio turnover rate (%).......................................................         86
Net assets, end of period (000)................................................... $1,600,841

                                                                                               CLASS E
                                                                                   ---------------------------
                                                                                      YEAR ENDED    MAY 1, 2001(A)
                                                                                     DECEMBER 31,      THROUGH
                                                                                   ---------------   DECEMBER 31,
                                                                                     2003    2002        2001
                                                                                   -------  ------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $ 12.74  $17.88      $20.66
                                                                                   -------  ------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................   (0.04)  (0.01)      (0.02)
  Net realized and unrealized gain (loss) on investments..........................    5.20   (5.13)      (2.76)
                                                                                   -------  ------      ------
  Total from investment operations................................................    5.16   (5.14)      (2.78)
                                                                                   -------  ------      ------
NET ASSET VALUE, END OF PERIOD.................................................... $ 17.90  $12.74      $17.88
                                                                                   =======  ======      ======
TOTAL RETURN (%)..................................................................    40.6   (28.8)      (13.4)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...    0.96    0.94        0.92 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)    0.94    0.92        0.91 (c)
Ratio of net investment income to average net assets (%)..........................   (0.52)  (0.24)      (0.12)(c)
Portfolio turnover rate (%).......................................................      98     134         150
Net assets, end of period (000)................................................... $11,286  $1,361      $  0.1

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-229

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--94.5% OF TOTAL NET ASSETS

                                                              VALUE
          SHARES                                             (NOTE 1)
         --------------------------------------------------------------

                   AIR FREIGHT & COURIERS--1.4%
            29,100 Forward Air Corp. (b).................. $    800,250
                                                           ------------

                   AUTO COMPONENTS--1.6%
            11,600 Gentex Corp............................      512,256
            10,200 Superior Industries International, Inc.      443,904
                                                           ------------
                                                                956,160
                                                           ------------

                   CAPITAL MARKETS--0.5%
             9,300 Jefferies Group, Inc...................      307,086
                                                           ------------

                   CHEMICALS--3.9%
            17,600 Cabot Corp.............................      560,384
             9,700 FMC Corp...............................      331,061
            14,800 Minerals Technologies, Inc.............      876,900
            11,400 Nova Chemicals Corp....................      307,230
             9,400 Olin Corp..............................      188,564
                                                           ------------
                                                              2,264,139
                                                           ------------

                   COMMERCIAL BANKS--1.4%
             3,190 CVB Financial Corp.....................       61,535
             3,400 First State Bancorp....................      118,150
            15,100 Greater Bay Bancorp....................      430,048
            10,400 Umpqua Holdings Corp...................      216,216
                                                           ------------
                                                                825,949
                                                           ------------

                   COMMERCIAL SERVICES & SUPPLIES--2.0%
            14,600 CDI Corp...............................      478,150
             6,500 Kroll, Inc. (b)........................      169,000
            14,000 NCO Group, Inc. (b)....................      318,780
            45,600 PRG-Shultz International, Inc. (b).....      223,440
                                                           ------------
                                                              1,189,370
                                                           ------------

                   COMMUNICATION EQUIPMENT--2.8%
            54,300 Adaptec, Inc. (b)......................      479,469
            34,900 Advanced Fibre Communications, Inc. (b)      703,235
             8,700 Avocent Corp. (b)......................      317,724
             4,600 F5 Networks, Inc. (b)..................      115,460
                                                           ------------
                                                              1,615,888
                                                           ------------

                   COMPUTER & PERIPHERALS--0.8%
             6,900 Drexler Technology Corp. (b)...........       94,323
             4,000 Logitech International S.A. (ADR) (b)..      170,120
            10,100 Overland Storage, Inc. (b).............      189,880
                                                           ------------
                                                                454,323
                                                           ------------

                   CONSUMER FINANCE--0.0%
             1,900 Advanta Corp...........................       24,681
                                                           ------------

                   DIVERSIFIED FINANCIAL SERVICES--0.7%
            13,100 Financial Federal Corp.................      400,205
                                                           ------------

                                                                VALUE
        SHARES                                                 (NOTE 1)
       ------------------------------------------------------------------

                 ELECTRICAL EQUIPMENT--1.5%
           6,800 AMETEK, Inc................................ $    328,168
          17,000 C&D Technologies, Inc......................      325,890
           5,000 Roper Industries, Inc......................      246,300
                                                             ------------
                                                                  900,358
                                                             ------------

                 ELECTRONIC EQUIPMENT & INSTRUMENTS--10.8%
          11,100 Coherent, Inc. (b).........................      264,180
          31,400 Electro Scientific Industries, Inc. (b)....      747,320
          15,900 Flir Systems, Inc. (b).....................      580,350
          20,500 Kemet Corp. (b)............................      280,645
          20,500 Merix Corp. (b)............................      502,865
          12,400 Mettler-Toledo International, Inc. (b).....      523,404
          29,100 National Instruments Corp..................    1,323,177
           7,900 Park Electrochemical Corp..................      209,271
          24,500 Tektronix, Inc.............................      774,200
           8,200 Trimble Navigation, Ltd. (b)...............      305,368
          18,500 Varian, Inc. (b)...........................      772,005
                                                             ------------
                                                                6,282,785
                                                             ------------

                 ENERGY EQUIPMENT & SERVICES--3.1%
          23,600 Cal Dive International, Inc. (b)...........      568,996
          18,500 FMC Technologies, Inc. (b).................      431,050
          16,900 Patterson-UTI Energy, Inc. (b).............      556,348
          23,700 Superior Energy Services, Inc. (b).........      222,780
                                                             ------------
                                                                1,779,174
                                                             ------------

                 HEALTH CARE EQUIPMENT & SUPPLIES--4.2%
          19,400 American Medical Systems Holdings, Inc. (b)      422,920
          13,500 Conceptus, Inc. (b)........................      143,370
          12,700 CTI Molecular Imaging, Inc. (b)............      214,757
          15,467 Merit Medical Systems, Inc. (b)............      344,288
          15,400 Steris Corp. (b)...........................      348,040
           3,600 Varian Medical Systems, Inc................      248,760
          16,800 Wilson Greatbatch Technologies, Inc. (b)...      710,136
                                                             ------------
                                                                2,432,271
                                                             ------------

                 HEALTH CARE PROVIDERS & SERVICES--4.0%
           9,400 Centene Corp. (b)..........................      263,294
           3,200 Cerner Corp. (b)...........................      121,120
           3,300 IDX Systems Corp. (b)......................       88,506
           5,800 LabOne, Inc. (b)...........................      188,326
           4,000 LifePoint Hospitals, Inc. (b)..............      117,800
          10,900 Maximus, Inc. (b)..........................      426,517
          15,500 Parexel International Corp. (b)............      252,030
           9,000 RehabCare Group, Inc. (b)..................      191,340
          14,500 Sierra Health Services, Inc. (b)...........      398,025
           8,200 VCA Antech, Inc. (b).......................      254,036
                                                             ------------
                                                                2,300,994
                                                             ------------

                 HOTELS, RESTAURANTS & LEISURE--2.8%
          23,300 Argosy Gaming Corp. (b)....................      605,567
           7,900 Chicago Pizza & Brewery, Inc. (b)..........      117,868

 See accompanying notes to statement of investments and financial statements.

                                    MSF-230

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                   VALUE
    SHARES                                                        (NOTE 1)
   -------------------------------------------------------------------------

             HOTELS, RESTAURANTS & LEISURE--(CONTINUED)
      13,300 Four Seasons Hotels, Inc.......................... $    680,295
      10,200 Penn National Gaming, Inc. (b)....................      235,416
                                                                ------------
                                                                   1,639,146
                                                                ------------

             IT SERVICES--3.7%
      29,700 BearingPoint, Inc. (b)............................      299,673
       9,100 Cognizant Technology Solutions Corp. (Class A) (b)      415,324
      15,100 Global Payments, Inc..............................      711,512
      25,500 Pegasus Solutions, Inc. (b).......................      266,985
      15,900 Resources Connection, Inc. (b)....................      434,229
                                                                ------------
                                                                   2,127,723
                                                                ------------

             INSURANCE--0.6%
       8,700 IPC Holdings, Ltd.................................      338,778
                                                                ------------

             INTERNET & CATALOG RETAIL--0.3%
      16,100 The J. Jill Group, Inc. (b).......................      204,631
                                                                ------------

             INTERNET SOFTWARE & SERVICES--0.7%
      28,000 Tumbleweed Communications Corp. (b)...............      234,640
      17,500 webMethods, Inc. (b)..............................      160,125
                                                                ------------
                                                                     394,765
                                                                ------------

             LEISURE EQUIPMENT & PRODUCTS--0.3%
       6,100 Leapfrog Enterprises, Inc. (b)....................      161,833
                                                                ------------

             MACHINERY--5.1%
      16,020 CNH Global NV.....................................      265,932
      13,300 Crane Co..........................................      408,842
       6,100 Cuno, Inc. (b)....................................      274,683
      26,000 Flowserve Corp....................................      542,880
      12,100 Oshkosh Truck Corp................................      617,463
      10,400 Pentair, Inc......................................      475,280
      10,700 Reliance Steel & Aluminum Co......................      355,347
                                                                ------------
                                                                   2,940,427
                                                                ------------

             MEDIA--1.2%
      16,700 Acme Communications, Inc. (b).....................      146,793
      14,000 aQuantive, Inc. (b)...............................      143,500
      35,200 Entravision Communications Corp. (Class A) (b)....      390,720
                                                                ------------
                                                                     681,013
                                                                ------------

             METALS & MINING--0.4%
       4,600 Cleveland Cliffs, Inc.............................      234,370
                                                                ------------

             MULTILINE RETAIL--1.5%
      10,400 Fred's, Inc.......................................      322,192
      19,100 Tuesday Morning Corp. (b).........................      577,775
                                                                ------------
                                                                     899,967
                                                                ------------

             OIL & GAS--4.2%
      21,500 Chesapeake Energy Corp............................      291,970
      28,000 PetroQuest Energy, Inc. (b).......................       87,360

                                                                 VALUE
       SHARES                                                   (NOTE 1)
      --------------------------------------------------------------------

                OIL & GAS--(CONTINUED)
         25,000 Premcor, Inc. (b)............................. $   650,000
         14,700 Spinnaker Exploration Co. (b).................     474,369
         12,800 Swift Energy Co. (b)..........................     215,680
         21,900 Tom Brown, Inc. (b)...........................     706,275
                                                               -----------
                                                                 2,425,654
                                                               -----------

                PHARMACEUTICALS--3.2%
         19,700 Alpharma, Inc.................................     395,970
          7,500 Connetics Corp. (b)...........................     136,200
         15,000 InterMune, Inc. (b)...........................     347,400
          5,300 Medicis Pharmaceutical Corp. (Class A)........     377,890
          9,700 The Medicines Co. (b).........................     285,762
         14,200 Trimeris, Inc. (b)............................     297,916
                                                               -----------
                                                                 1,841,138
                                                               -----------

                REAL ESTATE--1.1%
          9,190 American Home Mortgage Investment Corp. (REIT)     206,867
         20,700 Jones Lang LaSalle, Inc. (b)..................     429,111
                                                               -----------
                                                                   635,978
                                                               -----------

                ROAD & RAIL--2.3%
         15,100 Knight Transportation, Inc. (b)...............     387,315
         24,900 Landstar System, Inc. (b).....................     947,196
                                                               -----------
                                                                 1,334,511
                                                               -----------

                SEMICONDUCTORS & EQUIPMENT--17.2%
         11,200 Actel Corp. (b)...............................     269,920
         22,500 Advanced Energy Industries, Inc. (b)..........     586,125
         32,900 ARM Holdings, Plc. (ADR) (b)..................     227,010
         14,800 ASE Test, Ltd. (b)............................     221,556
         52,400 Atmel Corp. (b)...............................     314,924
         12,000 Cymer, Inc. (b)...............................     554,280
         17,000 Exar Corp. (b)................................     290,360
         34,500 Integrated Circuit Systems, Inc. (b)..........     982,905
         36,500 Integrated Device Technology, Inc. (b)........     626,705
         23,500 Integrated Silicon Solution, Inc. (b).........     368,245
          6,500 Intersil Corp. (Class A)......................     161,525
         37,000 Lam Research Corp. (b)........................   1,195,100
         27,300 Lattice Semiconductor Corp. (b)...............     264,264
         27,700 LTX Corp. (b).................................     416,331
         38,700 Micrel, Inc. (b)..............................     602,946
         25,000 Microtune, Inc. (b)...........................      61,250
         17,700 Pericom Semiconductor Corp. (b)...............     188,682
         56,000 Semtech Corp. (b).............................   1,272,880
         32,100 Varian Semiconductor Equipment, Inc. (b)......   1,402,449
                                                               -----------
                                                                10,007,457
                                                               -----------

                SOFTWARE--8.0%
         14,050 Ascential Software Corp. (b)..................     364,317
         29,400 Aspen Technology, Inc. (b)....................     301,644
         25,900 Borland Software Corp. (b)....................     252,007
          8,700 Business Objects S.A. (ADR) (b)...............     301,629
         17,600 Catapult Communications Corp. (b).............     255,200
         46,700 Entrust, Inc. (b).............................     190,536

 See accompanying notes to statement of investments and financial statements.

                                    MSF-231

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                           VALUE
             SHARES                                       (NOTE 1)
            --------------------------------------------------------

                      SOFTWARE--(CONTINUED)
               12,400 Filenet Corp. (b)................. $   335,792
                8,700 Hyperion Solutions Corp. (b)......     262,218
               37,300 Informatica Corp. (b).............     384,190
                3,700 Intervoice, Inc. (b)..............      43,919
               17,000 Jack Henry & Associates, Inc......     349,860
               45,700 Lawson Software, Inc. (b).........     376,111
               14,100 Macromedia, Inc. (b)..............     251,544
               29,900 NETIQ Corp. (b)...................     396,175
               15,100 Quest Software, Inc. (b)..........     214,420
                7,500 SeaChange International, Inc. (b).     115,500
               15,800 Verity, Inc. (b)..................     263,702
                                                         -----------
                                                           4,658,764
                                                         -----------

                      SPECIALTY RETAIL--2.4%
               21,400 Casual Male Retail Group, Inc. (b)     148,516
               29,300 Charming Shoppes, Inc. (b)........     158,220
                5,000 Cost Plus, Inc. (b)...............     205,000
                7,700 Regis Corp........................     304,304
                5,500 Tractor Supply Co. (b)............     213,895
               10,500 Urban Outfitters, Inc. (b)........     389,025
                                                         -----------
                                                           1,418,960
                                                         -----------

                      WIRELESS TELECOMMUNICATION SERVICES--0.8%
                6,100 NII Holdings, Inc. (Class B) (b)..     455,243
                                                         -----------
                      Total Common Stocks
                       (Identified Cost $44,908,450)....  54,933,991
                                                         -----------

        SHORT TERM INVESTMENTS--6.3%
           FACE                                               VALUE
          AMOUNT                                             (NOTE 1)
        ---------------------------------------------------------------

                   DISCOUNT NOTES--6.3%
        $3,685,000 Federal Home Loan Bank 0.750%, 01/02/04 $ 3,684,923
                                                           -----------
                   Total Short Term Investments
                    (Identified Cost $3,684,923)..........   3,684,923
                                                           -----------
                   Total Investments--100.8%
                    (Identified Cost $48,593,373) (a).....  58,618,914
                   Other assets less liabilities..........    (442,934)
                                                           -----------
                   TOTAL NET ASSETS--100%................. $58,175,980
                                                           ===========

 See accompanying notes to statement of investments and financial statements.

                                    MSF-232

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

     ASSETS
       Investments at value.........................          $58,618,914
       Cash.........................................                4,999
       Receivable for:
        Fund shares sold............................              130,391
        Dividends...................................               10,318
                                                              -----------
         Total Assets...............................           58,764,622
     LIABILITIES
       Payable for:
        Securities purchased........................ $509,042
        Withholding taxes...........................       85
       Accrued expenses:
        Management fees.............................   48,609
        Service and distribution fees...............    5,866
        Other expenses..............................   25,040
                                                     --------
         Total Liabilities..........................              588,642
                                                              -----------
     NET ASSETS.....................................          $58,175,980
                                                              ===========
       Net assets consist of:
        Capital paid in.............................          $50,003,871
        Undistributed net investment income (loss)..                4,110
        Accumulated net realized gains (losses).....           (1,857,549)
        Unrealized appreciation (depreciation) on
         investments and foreign currency
         transactions...............................           10,025,548
                                                              -----------
     NET ASSETS.....................................          $58,175,980
                                                              ===========
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per share
      ($25,761,547 divided by 2,774,032 shares
      outstanding)..................................          $      9.29
                                                              ===========
     CLASS B
     Net asset value and redemption price per share
      ($22,385,401 divided by 2,423,794 shares
      outstanding)..................................          $      9.24
                                                              ===========
     CLASS E
     Net asset value and redemption price per share
      ($10,029,032 divided by 1,082,399 shares
      outstanding)..................................          $      9.27
                                                              ===========
     Identified cost of investments.................          $48,593,373
                                                              ===========

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

     INVESTMENT INCOME
       Dividends...............................              $   137,882(a)
       Interest................................                   24,597
                                                             -----------
                                                                 162,479
     EXPENSES
       Management fees......................... $   327,179
       Service and distribution fees--Class B..      36,480
       Service and distribution fees--Class E..       7,396
       Directors' fees and expenses............      24,080
       Custodian...............................      84,742
       Audit and tax services..................      22,300
       Legal...................................       1,332
       Printing................................      16,073
       Insurance...............................         771
       Miscellaneous...........................       3,463
                                                -----------
       Total expenses before reimbursements....     523,816
       Expense reimbursements..................     (69,953)     453,863
                                                -----------  -----------
     NET INVESTMENT INCOME (LOSS)..............                 (291,384)
                                                             -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................   1,081,644
       Foreign currency transactions--net......          51    1,081,695
                                                -----------  -----------
     Unrealized appreciation (depreciation) on:
       Investments--net........................  13,424,705
       Foreign currency transactions--net......           7   13,424,712
                                                -----------  -----------
     Net gain (loss)...........................               14,506,407
                                                             -----------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................              $14,215,023
                                                             ===========

(a)Net of foreign taxes of $1,550.

                See accompanying notes to financial statements.

                                    MSF-233

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS



                                                                      YEAR ENDED   YEAR ENDED
                                                                     DECEMBER 31, DECEMBER 31,
                                                                         2003         2002
                                                                     ------------ ------------
FROM OPERATIONS
  Net investment income (loss)...................................... $  (291,384) $  (129,951)
  Net realized gain (loss)..........................................   1,081,695   (2,506,177)
  Unrealized appreciation (depreciation)............................  13,424,712   (3,489,429)
                                                                     -----------  -----------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  14,215,023   (6,125,557)
                                                                     -----------  -----------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  20,243,735   17,876,334
                                                                     -----------  -----------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  34,458,758   11,750,777

NET ASSETS
  Beginning of the period...........................................  23,717,222   11,966,445
                                                                     -----------  -----------
  End of the period................................................. $58,175,980  $23,717,222
                                                                     ===========  ===========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $     4,110  $     1,701
                                                                     ===========  ===========

OTHER INFORMATION:

CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2003        DECEMBER 31, 2002
                                                               ------------------------  -----------------------
                                                                 SHARES          $         SHARES         $
                                                               ----------  ------------  ----------  -----------
CLASS A
  Sales.......................................................  2,271,550  $ 17,502,914   2,444,709  $17,954,229
  Redemptions................................................. (1,380,740)  (10,300,248) (1,402,274)  (9,842,002)
                                                               ----------  ------------  ----------  -----------
  Net increase (decrease).....................................    890,810  $  7,202,666   1,042,435  $ 8,112,227
                                                               ==========  ============  ==========  ===========
CLASS B
  Sales.......................................................  1,410,510  $ 10,819,727   1,706,542  $12,367,587
  Redemptions.................................................   (457,216)   (3,579,402)   (742,175)  (4,976,657)
                                                               ----------  ------------  ----------  -----------
  Net increase (decrease).....................................    953,294  $  7,240,325     964,367  $ 7,390,930
                                                               ==========  ============  ==========  ===========
CLASS E
  Sales.......................................................    926,884  $  7,240,232     389,068  $ 2,673,563
  Redemptions.................................................   (193,259)   (1,439,488)    (40,929)    (300,386)
                                                               ----------  ------------  ----------  -----------
  Net increase (decrease).....................................    733,625  $  5,800,744     348,139  $ 2,373,177
                                                               ==========  ============  ==========  ===========
  Increase (decrease) derived from capital share transactions.  2,577,729  $ 20,243,735   2,354,941  $17,876,334
                                                               ==========  ============  ==========  ===========

                See accompanying notes to financial statements.

                                    MSF-234

METROPOLITAN SERIES FUND, INC.

 FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                        CLASS A
                                            ----------------------------
                                               YEAR ENDED     MAY 1, 2001(A)
                                              DECEMBER 31,       THROUGH
                                            ----------------   DECEMBER 31,
                                              2003     2002        2001
                                            -------  -------  --------------
   NET ASSET VALUE, BEGINNING OF PERIOD.... $  6.41  $  8.88      $10.00
                                            -------  -------      ------
   INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)...........   (0.04)   (0.04)       0.00
    Net realized and unrealized gain
      (loss) on investments................    2.92    (2.43)      (1.12)
                                            -------  -------      ------
    Total from investment operations.......    2.88    (2.47)      (1.12)
                                            -------  -------      ------
   NET ASSET VALUE, END OF PERIOD.......... $  9.29  $  6.41      $ 8.88
                                            =======  =======      ======
   TOTAL RETURN (%)........................    44.9    (27.8)      (11.2)(b)
   Ratio of operating expenses to average
    net assets (%).........................    1.13     1.05        1.05 (c)
   Ratio of net investment income to
    average net assets (%).................   (0.68)   (0.60)       0.00 (c)
   Portfolio turnover rate (%).............      38       33          67 (c)
   Net assets, end of period (000)......... $25,762  $12,079      $7,468
   The ratios of operating expenses to
    average net assets without giving
    effect to the contractual expense
    agreement would have been (%)..........    1.32     1.51        2.69(c)

                                                     CLASS B                         CLASS E
                                         ---------------------------     ---------------------------
                                            YEAR ENDED    MAY 1, 2001(A)    YEAR ENDED    MAY 1, 2001(A)
                                           DECEMBER 31,      THROUGH       DECEMBER 31,      THROUGH
                                         ---------------   DECEMBER 31,  ---------------   DECEMBER 31,
                                           2003    2002        2001        2003    2002        2001
                                         -------  ------  -------------- -------  ------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD.... $  6.39  $ 8.88      $10.00     $  6.41  $ 8.88      $10.00
                                         -------  ------      ------     -------  ------      ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)...........   (0.05)  (0.04)      (0.01)      (0.04)  (0.01)       0.00
 Net realized and unrealized gain
   (loss) on investments................    2.90   (2.45)      (1.11)       2.90   (2.46)      (1.12)
                                         -------  ------      ------     -------  ------      ------
 Total from investment operations.......    2.85   (2.49)      (1.12)       2.86   (2.47)      (1.12)
                                         -------  ------      ------     -------  ------      ------
NET ASSET VALUE, END OF PERIOD.......... $  9.24  $ 6.39      $ 8.88     $  9.27  $ 6.41      $ 8.88
                                         =======  ======      ======     =======  ======      ======
TOTAL RETURN (%)........................    44.6   (28.0)      (11.2)(b)    44.6   (27.8)      (11.2)(b)
Ratio of operating expenses to average
 net assets (%).........................    1.38    1.30        1.30 (c)    1.28    1.20        1.20 (c)
Ratio of net investment income to
 average net assets (%).................   (0.93)  (0.85)      (0.51)(c)   (0.84)  (0.72)      (0.41)(c)
Portfolio turnover rate (%).............      38      33          67 (c)      38      33          67 (c)
Net assets, end of period (000)......... $22,385  $9,403      $4,493     $10,029  $2,235      $    6
The ratios of operating expenses to
 average net assets without
 giving effect to the contractual
 expense agreement would have been (%)..    1.57    1.76        2.94 (c)    1.47    1.66        2.84 (c)

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-235

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--96.8% OF TOTAL NET ASSETS

                                                              VALUE
         SHARES                                              (NOTE 1)
       -----------------------------------------------------------------

                   AEROSPACE & DEFENSE--1.1%
            31,600 Allied Defense Group, Inc.............. $     755,556
            33,225 Cubic Corp. (b)........................       764,175
            19,250 Moog, Inc. (b).........................       950,950
            51,275 United Defense Industries, Inc. (b)....     1,634,647
                                                           -------------
                                                               4,105,328
                                                           -------------

                   AUTO COMPONENTS--0.5%
            93,850 Cooper Tire & Rubber Co................     2,006,513
                                                           -------------

                   AUTOMOBILES--0.6%
           100,525 Monaco Coach Corp. (b).................     2,392,495
                                                           -------------

                   BIOTECHNOLOGY--2.7%
            32,100 Bio-Rad Laboratories, Inc. (b).........     1,851,207
            70,300 Digene Corp. (b).......................     2,819,030
            23,150 ICOS Corp. (b).........................       955,632
            63,150 ILEX Oncology, Inc. (b)................     1,341,938
           105,050 Serologicals Corp. (b).................     1,953,930
            64,125 Telik, Inc. (b)........................     1,475,516
                                                           -------------
                                                              10,397,253
                                                           -------------

                   BUILDING PRODUCTS--1.0%
            65,650 ElkCorp................................     1,752,855
           112,525 Lennox International, Inc..............     1,879,168
                                                           -------------
                                                               3,632,023
                                                           -------------

                   CAPITAL MARKETS--1.2%
            20,175 Affiliated Managers Group, Inc. (b)....     1,403,978
           211,400 Knight Trading Group, Inc..............     3,094,896
                                                           -------------
                                                               4,498,874
                                                           -------------

                   CHEMICALS--0.9%
            28,500 Ferro Corp.............................       775,485
            56,200 Spartech Corp..........................     1,384,768
            17,950 The Scotts Co. (Class A) (b)...........     1,061,922
                                                           -------------
                                                               3,222,175
                                                           -------------

                   COMMERCIAL BANKS--5.0%
            28,350 Boston Private Financial Holdings, Inc.       704,214
            73,466 CVB Financial Corp.....................     1,417,153
            41,975 East West Bancorp, Inc.................     2,253,218
            60,975 First Midwest Bancorp, Inc.............     1,976,200
           157,400 Gold Banc Corp., Inc...................     2,213,044
            21,650 Independence Community Bank Corp.......       778,751
            21,862 Independent Bank Corp. (Michigan)......       620,006
            24,600 MAF Bancorp, Inc.......................     1,030,740
            64,838 Republic Bancorp, Inc..................       874,670
            54,450 South Financial Group, Inc.............     1,516,977
            29,075 Texas Regional Bancshares, Inc.........     1,075,775
            90,600 UCBH Holdings, Inc.....................     3,530,682
            23,150 Wintrust Financial Corp................     1,044,065
                                                           -------------
                                                              19,035,495
                                                           -------------

                                                                 VALUE
       SHARES                                                   (NOTE 1)
     ----------------------------------------------------------------------

                 COMMERCIAL SERVICES & SUPPLIES--4.1%
          19,650 Arbitron, Inc. (b).......................... $     819,798
          33,150 Corporate Executive Board Co. (b)...........     1,547,111
          75,350 CoStar Group, Inc. (b)......................     3,140,588
         119,950 Monster Worldwide, Inc. (b).................     2,634,102
         161,825 Navigant Consulting Co. (b).................     3,052,019
          24,625 Strayer Education, Inc......................     2,679,939
          44,150 Waste Connections, Inc. (b).................     1,667,545
                                                              -------------
                                                                 15,541,102
                                                              -------------

                 COMMUNICATION EQUIPMENT--3.2%
         106,650 Andrew Corp. (b)............................     1,227,541
          78,575 CommScope, Inc..............................     1,283,130
         117,725 F5 Networks, Inc. (b).......................     2,954,897
         109,350 Foundry Networks, Inc. (b)..................     2,991,816
          40,900 Inter-Tel, Inc..............................     1,021,682
         255,025 Sonus Networks, Inc.........................     1,927,989
          56,525 Tekelec, Inc................................       878,964
                                                              -------------
                                                                 12,286,019
                                                              -------------

                 COMPUTER & PERIPHERALS--3.5%
         225,775 Advanced Digital Information Corp...........     3,160,850
          69,125 Avid Technology, Inc. (b)...................     3,318,000
         213,950 Dot Hill Systems Corp. (b)..................     3,241,342
          54,250 Electronics for Imaging, Inc. (b)...........     1,411,585
          31,650 Imation Corp. (b)...........................     1,112,497
          94,025 Maxtor Corp. (b)............................     1,043,678
                                                              -------------
                                                                 13,287,952
                                                              -------------

                 CONSTRUCTION & ENGINEERING--0.4%
          44,450 Washington Group International, Inc.........     1,509,967
                                                              -------------

                 CONSTRUCTION MATERIALS--0.2%
          12,025 Centex Construction Products, Inc...........       724,747
                                                              -------------

                 CONTAINERS & PACKAGING--0.3%
          60,100 Rock Tennessee Co...........................     1,037,326
                                                              -------------

                 DIVERSIFIED FINANCIAL SERVICES--0.3%
          48,575 Nelnet, Inc.................................     1,088,080
                                                              -------------

                 DIVERSIFIED TELECOMMUNICATION SERVICES--0.7%
          27,625 Commonwealth Telephone Enterprises, Inc. (b)     1,042,844
          88,625 Journal Communications, Inc.................     1,642,221
                                                              -------------
                                                                  2,685,065
                                                              -------------

                 ELECTRIC UTILITIES--1.1%
          64,150 ALLETE, Inc.................................     1,962,990
          30,100 Black Hills Corp............................       897,883
          40,450 Texas Genco Holdings, Inc...................     1,314,625
                                                              -------------
                                                                  4,175,498
                                                              -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-236

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                   VALUE
     SHARES                                                       (NOTE 1)
   --------------------------------------------------------------------------

               ELECTRICAL EQUIPMENT--1.1%
        77,425 American Power Conversion Corp.................. $   1,893,042
        38,850 AMETEK, Inc.....................................     1,874,901
        19,525 C&D Technologies, Inc...........................       374,294
                                                                -------------
                                                                    4,142,237
                                                                -------------

               ELECTRONIC EQUIPMENT & INSTRUMENTS--4.4%
        64,550 Aeroflex, Inc. (b)..............................       754,589
        28,350 Analogic Corp...................................     1,162,350
        54,050 Global Imaging Systems, Inc.....................     1,716,087
        39,925 Orbotech, Ltd...................................       955,006
        12,950 Park Electrochemical Corp.......................       343,046
        46,050 Planar Systems, Inc. (b)........................     1,119,936
        33,350 ScanSource, Inc. (b)............................     1,521,427
        45,375 Tech Data Corp. (b).............................     1,800,934
        41,125 Tektronix, Inc..................................     1,299,550
       231,625 TTM Technologies, Inc. (b)......................     3,909,830
        55,300 Varian, Inc. (b)................................     2,307,669
                                                                -------------
                                                                   16,890,424
                                                                -------------

               ENERGY EQUIPMENT & SERVICES--0.9%
       377,950 Grey Wolf, Inc. (b).............................     1,413,533
        51,000 Hydril Co. (b)..................................     1,220,430
        27,312 Tetra Technologies, Inc. (b)....................       662,043
                                                                -------------
                                                                    3,296,006
                                                                -------------

               FOOD PRODUCTS--0.9%
        31,275 Hain Celestial Group, Inc. (b)..................       725,893
        11,625 J & J Snack Foods Corp. (b).....................       438,960
        72,475 Ralcorp Holdings, Inc. (b)......................     2,272,816
                                                                -------------
                                                                    3,437,669
                                                                -------------

               GAS UTILITIES--1.7%
        66,125 AGL Resources, Inc..............................     1,924,237
        16,450 Energen Corp....................................       674,944
        37,975 New Jersey Resources Corp.......................     1,462,417
        74,725 Oneok, Inc......................................     1,649,928
        45,775 Southern Union Co. (b)..........................       842,260
                                                                -------------
                                                                    6,553,786
                                                                -------------

               HEALTH CARE EQUIPMENT & SUPPLIES--2.1%
        32,150 Dade Behring Holdings, Inc......................     1,149,041
        97,475 Epix Medical, Inc...............................     1,586,893
       101,000 Kyphon, Inc.....................................     2,507,830
        73,150 Viasys Healthcare, Inc. (b).....................     1,506,890
        37,375 Zoll Medical Corp. (b)..........................     1,326,065
                                                                -------------
                                                                    8,076,719
                                                                -------------

               HEALTH CARE PROVIDERS & SERVICES--3.2%
       106,700 Odyssey Healthcare, Inc. (b)....................     3,122,042
       157,350 Select Medical Corp. (b)........................     2,561,658
        99,150 United Surgical Partners International, Inc. (b)     3,319,542
        92,700 VistaCare, Inc. (Class A).......................     3,258,405
                                                                -------------
                                                                   12,261,647
                                                                -------------

                                                               VALUE
         SHARES                                               (NOTE 1)
       ------------------------------------------------------------------

                   HOTELS, RESTAURANTS & LEISURE--3.2%
            10,375 Buffalo Wild Wings, Inc. (b)............ $     269,231
            25,750 CEC Entertainment, Inc. (b).............     1,220,292
            80,275 Dover Downs Gaming & Entertainment, Inc.       759,402
            79,800 Fairmont Hotels Resorts, Inc............     2,165,772
            41,850 Multimedia Games, Inc...................     1,720,035
            68,625 O'Charleys, Inc. (b)....................     1,231,819
            31,075 Sonic Corp. (b).........................       951,517
            65,550 The Steak N Shake Co. (b)...............     1,170,067
           100,125 WMS Industries, Inc. (b)................     2,623,275
                                                            -------------
                                                               12,111,410
                                                            -------------

                   HOUSEHOLD DURABLES--1.4%
            27,500 Blyth, Inc..............................       886,050
            63,450 Furniture Brands International, Inc.....     1,860,988
            16,600 Harman International Industries, Inc....     1,228,068
            26,925 Standard-Pacific Corp...................     1,307,209
                                                            -------------
                                                                5,282,315
                                                            -------------

                   IT SERVICES--1.9%
            74,950 Anteon International Corp...............     2,701,947
            45,950 Digitalnet Holdings, Inc................       896,025
           156,575 Lionbridge Technologies, Inc............     1,504,686
           153,725 Perot Systems Corp. (b).................     2,072,213
                                                            -------------
                                                                7,174,871
                                                            -------------

                   INSURANCE--3.7%
            44,350 American Financial Group, Inc...........     1,173,501
            16,525 AmerUs Group Co.........................       577,879
            46,088 Delphi Financial Group, Inc. (b)........     1,659,150
            55,750 Endurance Specialty Holdings, Ltd.......     1,870,412
            76,200 HCC Insurance Holdings, Inc.............     2,423,160
            47,100 Ohio Casualty Corp......................       817,656
            54,475 Platinum Underwriters Holdings, Ltd.....     1,634,250
            26,525 ProAssurance Corp.......................       852,779
            49,975 Protective Life Corp....................     1,691,154
            40,775 RLI Corp................................     1,527,432
                                                            -------------
                                                               14,227,373
                                                            -------------

                   INTERNET & CATALOG RETAIL--0.8%
            36,750 Netflix, Inc. (b).......................     2,009,858
            30,525 School Specialty, Inc...................     1,038,155
                                                            -------------
                                                                3,048,013
                                                            -------------

                   INTERNET SOFTWARE & SERVICES--4.4%
           184,050 Akamai Technologies, Inc. (b)...........     1,978,537
            99,975 Altiris, Inc............................     3,647,088
           166,825 Ask Jeeves, Inc. (b)....................     3,022,869
           209,950 CNET Networks, Inc. (b).................     1,431,859
           128,000 Interwoven, Inc.........................     1,617,920
           260,075 SonicWall, Inc. (b).....................     2,028,585
           215,425 Support.com, Inc. (b)...................     2,832,839
                                                            -------------
                                                               16,559,697
                                                            -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-237

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                  VALUE
     SHARES                                                      (NOTE 1)
   -------------------------------------------------------------------------

               MACHINERY--3.1%
        76,800 Actuant Corp................................... $   2,780,160
        34,500 Barnes Group, Inc. (b).........................     1,114,695
        39,475 Clarcor, Inc...................................     1,740,848
        17,700 ESCO Technologies, Inc. (b)....................       772,605
        38,575 IDEX Corp......................................     1,604,334
        63,225 Reliance Steel & Aluminum Co...................     2,099,702
        40,100 Robbins & Myers, Inc...........................       761,499
        71,300 Stewart & Stevenson Services, Inc..............     1,001,765
                                                               -------------
                                                                  11,875,608
                                                               -------------

               MEDIA--4.7%
        66,625 ADVO, Inc. (b).................................     2,116,010
        72,525 Belo Corp. (Class A)...........................     2,055,358
       193,200 Harris Interactive, Inc. (b)...................     1,603,560
        73,525 Harte-Hanks, Inc...............................     1,599,169
        59,550 John Wiley & Sons, Inc.........................     1,550,087
        73,625 R. H. Donnelley Corp...........................     2,933,220
        90,075 Regent Communications, Inc. (b)................       571,976
        76,800 Saga Communications, Inc. (b)..................     1,423,104
        23,425 Scholastic Corp. (b)...........................       797,387
       126,775 XM Satellite Radio Holdings, Inc. (b)..........     3,341,789
                                                               -------------
                                                                  17,991,660
                                                               -------------

               METALS & MINING--0.0%
         6,275 Allegheny Technologies, Inc....................        82,956
                                                               -------------

               MULTILINE RETAIL--0.7%
        59,025 BJ's Wholesale Club, Inc. (b)..................     1,355,214
        77,500 Shopko Stores, Inc. (b)........................     1,181,875
                                                               -------------
                                                                   2,537,089
                                                               -------------

               OIL & GAS--1.7%
       137,850 Evergreen Resources, Inc. (b)..................     4,481,504
        41,756 Patina Oil & Gas Corp..........................     2,045,626
                                                               -------------
                                                                   6,527,130
                                                               -------------

               PHARMACEUTICALS--4.1%
        81,125 Andrx Corp. (b)................................     1,950,245
        53,325 Angiotech Pharmaceuticals, Inc. (b)............     2,452,950
       128,450 Impax Laboratories, Inc. (b)...................     1,848,396
        40,775 MGI Pharma, Inc. (b)...........................     1,677,891
       147,075 Perrigo Co.....................................     2,312,019
        47,900 Pharmaceutical Resources, Inc..................     3,120,685
        68,175 The Medicines Co. (b)..........................     2,008,435
                                                               -------------
                                                                  15,370,621
                                                               -------------

               REAL ESTATE--3.7%
        55,175 Bedford Property Investors, Inc. (REIT)........     1,579,660
        32,525 CBL & Associates Properties, Inc. (REIT).......     1,837,662
        85,200 Corporate Office Properties Trust (REIT).......     1,789,200
        60,775 Heritage Property Investment Trust, Inc. (REIT)     1,729,049
        78,025 Highland Hospitality Corp. (REIT) (b)..........       850,473
        79,450 LaSalle Hotel Properties (REIT)................     1,473,797

                                                              VALUE
          SHARES                                             (NOTE 1)
        -------------------------------------------------------------------

                    REAL ESTATE--(CONTINUED)
             64,400 Newcastle Investment Corp. (REIT)..... $   1,745,240
             46,775 Ramco-Gershenson Property Trust (REIT)     1,323,733
             42,375 The Macerich Co. (REIT)...............     1,885,687
                                                           -------------
                                                              14,214,501
                                                           -------------

                    ROAD & RAIL--1.2%
             56,850 Genesee & Wyoming, Inc................     1,790,775
             33,450 Landstar System, Inc. (b).............     1,272,438
             39,675 Old Dominion Freight Lines, Inc.......     1,352,124
                                                           -------------
                                                               4,415,337
                                                           -------------

                    SEMICONDUCTORS & EQUIPMENT--6.7%
             96,975 Advanced Energy Industries, Inc. (b)..     2,526,199
             48,350 Cohu, Inc.............................       925,903
            122,525 Cypress Semiconductor Corp. (b).......     2,617,134
             58,700 DSP Group, Inc. (b)...................     1,462,217
             30,350 FEI Co. (b)...........................       682,875
            115,900 Formfactor, Inc.......................     2,294,820
            100,550 Lam Research Corp. (b)................     3,247,765
            252,100 Mindspeed Technologies, Inc...........     1,726,885
            183,575 Pixelworks, Inc. (b)..................     2,026,668
             81,800 Power Integrations, Inc. (b)..........     2,737,028
             45,350 Semtech Corp. (b).....................     1,030,805
             65,150 Varian Semiconductor Equipment, Inc...     2,846,403
            252,675 Vitesse Semiconductor Corp............     1,483,202
                                                           -------------
                                                              25,607,904
                                                           -------------

                    SOFTWARE--5.6%
            172,650 Activision, Inc. (b)..................     3,142,230
            150,050 Actuate Corp. (b).....................       466,656
            197,275 Agile Software Corp. (b)..............     1,953,022
             37,987 Ascential Software Corp. (b)..........       985,003
            128,725 Aspen Technology, Inc. (b)............     1,320,719
             42,175 Concord Communications, Inc. (b)......       842,235
             24,100 Filenet Corp. (b).....................       652,628
             75,425 Inet Technologies, Inc. (b)...........       905,100
             47,975 MicroStrategy, Inc....................     2,517,728
             96,025 MSC.Software Corp. (b)................       907,436
            198,400 RSA Security, Inc.....................     2,817,280
             72,850 SafeNet, Inc..........................     2,241,594
            221,450 SkillSoft, Plc. (ADR) (b).............     1,915,542
             90,075 Witness Systems, Inc. (b).............       840,400
                                                           -------------
                                                              21,507,573
                                                           -------------

                    SPECIALTY RETAIL--4.6%
            101,425 Aeropostale, Inc......................     2,781,074
             24,575 Ann Taylor Stores Corp. (b)...........       958,425
             72,200 Cole National Corp. (b)...............     1,444,000
             33,250 Hughes Supply, Inc....................     1,649,865
             85,575 Party City Corp.......................     1,085,947
             79,700 Petco Animal Supplies, Inc............     2,426,865
             89,600 Sports Authority, Inc.................     3,440,640

 See accompanying notes to statement of investments and financial statements.

                                    MSF-238

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)
                                               SHORT TERM INVESTMENTS--3.1%


                                                             VALUE
           SHARES                                           (NOTE 1)
         --------------------------------------------------------------

                     SPECIALTY RETAIL--(CONTINUED)
              45,425 The Men's Wearhouse, Inc............ $   1,136,079
              64,225 Tractor Supply Co. (b)..............     2,497,710
                                                          -------------
                                                             17,420,605
                                                          -------------

                     TEXTILES, APPARELS & LUXURY GOODS--0.3%
              34,850 Fossil, Inc. (b)....................       976,149
                                                          -------------

                     THRIFTS & MORTGAGE FINANCE--2.7%
             110,187 Bank Mutual Corp....................     1,255,030
              75,575 BankAtlantic Bancorp, Inc. (Class A)     1,435,925
              68,250 BankUnited Financial Corp. (b)......     1,760,168
             103,525 eSPEED, Inc. (b)....................     2,423,520
             104,945 First Niagara Financial Group, Inc..     1,564,730
              88,050 Provident Financial Services, Inc...     1,664,145
                                                          -------------
                                                             10,103,518
                                                          -------------

                     WATER UTILITIES--0.6%
              32,900 American State Water Co.............       822,500
              68,844 Philadelphia Suburban Corp..........     1,521,447
                                                          -------------
                                                              2,343,947
                                                          -------------

                     WIRELESS TELECOMMUNICATION SERVICES--0.6%
             177,050 At Road, Inc. (b)...................     2,354,765
                                                          -------------
                     Total Common Stocks
                      (Identified Cost $290,972,108).....   368,017,442
                                                          -------------

             FACE                                            VALUE
            AMOUNT                                          (NOTE 1)
         --------------------------------------------------------------

                      COMMERCIAL PAPER--3.1%
         $ 11,908,000 UBS Finance, Inc. 0.750%, 01/02/04. $  11,907,752
                                                          -------------
                      Total Short Term Investments
                       (Identified Cost $11,907,752).....    11,907,752
                                                          -------------
                      Total Investments--99.9%
                       (Identified Cost $302,879,860) (a)   379,925,194
                      Other assets less liabilities......       338,778
                                                          -------------
                      TOTAL NET ASSETS--100%............. $ 380,263,972
                                                          =============

 See accompanying notes to statement of investments and financial statements.

                                    MSF-239

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO




STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

    ASSETS
      Investments at value........................            $379,925,194
      Cash........................................                   1,179
      Receivable for:
       Securities sold............................               1,435,606
       Fund shares sold...........................                 495,047
       Dividends..................................                 263,929
                                                              ------------
        Total Assets..............................             382,120,955
    LIABILITIES
      Payable for:
       Fund shares redeemed....................... $1,045,123
       Securities purchased.......................    468,297
       Withholding taxes..........................        479
      Accrued expenses:
       Management fees............................    288,790
       Service and distribution fees..............      3,914
       Deferred trustees fees.....................     22,317
       Other expenses.............................     28,063
                                                   ----------
        Total Liabilities.........................               1,856,983
                                                              ------------
    NET ASSETS....................................            $380,263,972
                                                              ============
      Net assets consist of:
       Capital paid in............................            $346,400,917
       Undistributed net investment income
        (loss)....................................                 193,791
       Accumulated net realized gains (losses)....             (43,376,070)
       Unrealized appreciation
        (depreciation) on investments.............              77,045,334
                                                              ------------
    NET ASSETS....................................            $380,263,972
                                                              ============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per share
     ($348,406,362 divided by 1,838,067
     shares outstanding)..........................            $     189.55
                                                              ============
    CLASS B
    Net asset value and redemption price per share
     ($98,356 divided by 522 shares
     outstanding).................................            $     188.59
                                                              ============
    CLASS E
    Net asset value and redemption price per share
     ($31,759,254 divided by 168,086 shares
     outstanding).................................            $     188.95
                                                              ============
    Identified cost of investments................            $302,879,860
                                                              ============


STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

     INVESTMENT INCOME
       Dividends...............................            $  2,449,117 (a)
       Interest................................                 110,365
                                                           ------------
                                                              2,559,482

     EXPENSES
       Management fees......................... $2,937,874
       Service and distribution fees--Class B..         66
       Service and distribution fees--Class E..     28,785
       Directors' fees and expenses............     26,225
       Custodian...............................    128,439
       Audit and tax services..................     22,300
       Legal...................................      8,834
       Printing................................    107,666
       Insurance...............................      7,378
       Miscellaneous...........................      5,339
                                                ----------
       Total expenses..........................               3,272,906
                                                           ------------
     NET INVESTMENT INCOME (LOSS)..............                (713,424)
                                                           ------------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................              32,748,108
     Unrealized appreciation (depreciation) on:
       Investments--net........................              70,940,546
                                                           ------------
     Net gain (loss)...........................             103,688,654
                                                           ------------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................            $102,975,230
                                                           ============

(a)Net of foreign taxes of $838.

                See accompanying notes to financial statements.

                                    MSF-240

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS



                                                                      YEAR ENDED     YEAR ENDED
                                                                     DECEMBER 31,   DECEMBER 31,
                                                                         2003           2002
                                                                     ------------  -------------
FROM OPERATIONS
  Net investment income (loss)...................................... $   (713,424) $     483,967
  Net realized gain (loss)..........................................   32,748,108    (41,896,537)
  Unrealized appreciation (depreciation)............................   70,940,546    (44,041,684)
                                                                     ------------  -------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  102,975,230    (85,454,254)
                                                                     ------------  -------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................            0       (387,987)
    Class E.........................................................            0         (2,383)
                                                                     ------------  -------------
                                                                                0       (390,370)
                                                                     ------------  -------------
  TOTAL DISTRIBUTIONS...............................................            0       (390,370)
                                                                     ------------  -------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  (14,431,376)   (31,102,557)
                                                                     ------------  -------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   88,543,854   (116,947,181)

NET ASSETS
  Beginning of the period...........................................  291,720,118    408,667,299
                                                                     ------------  -------------
  End of the period................................................. $380,263,972  $ 291,720,118
                                                                     ============  =============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $    193,791  $     150,254
                                                                     ============  =============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                     YEAR ENDED               YEAR ENDED
                                                                  DECEMBER 31, 2003       DECEMBER 31, 2002
                                                               ----------------------  -----------------------
                                                                SHARES         $        SHARES         $
                                                               --------  ------------  --------  -------------
CLASS A
  Sales.......................................................  382,403  $ 60,855,965   581,606  $  90,411,078
  Reinvestments...............................................        0             0     2,394        387,987
  Redemptions................................................. (570,934)  (90,629,059) (850,874)  (131,509,959)
                                                               --------  ------------  --------  -------------
  Net increase (decrease)..................................... (188,531) $(29,773,094) (266,874) $ (40,710,894)
                                                               ========  ============  ========  =============
CLASS B
  Sales.......................................................      530  $     92,230         7  $       1,050
  Redemptions.................................................      (16)       (2,570)        0              0
                                                               --------  ------------  --------  -------------
  Net increase (decrease).....................................      514  $     89,660         7  $       1,050
                                                               ========  ============  ========  =============
CLASS E
  Sales.......................................................  108,092  $ 17,652,310    71,859  $  11,219,299
  Reinvestments...............................................        0             0        13          2,383
  Redemptions.................................................  (13,877)   (2,400,252)  (10,104)    (1,614,395)
                                                               --------  ------------  --------  -------------
  Net increase (decrease).....................................   94,215  $ 15,252,058    61,768  $   9,607,287
                                                               ========  ============  ========  =============
  Increase (decrease) derived from capital share transactions.  (93,802) $(14,431,376) (205,099) $ (31,102,557)
                                                               ========  ============  ========  =============

                See accompanying notes to financial statements.

                                    MSF-241

METROPOLITAN SERIES FUND, INC.

 LOOMIS SAYLES SMALL CAP PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                                   CLASS A
                                              ------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------
                                                2003      2002      2001      2000      1999
                                              --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD......... $ 138.89  $ 177.25  $ 210.41  $ 201.73  $ 153.52
                                              --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income.......................    (0.34)     0.14      0.34      0.42      0.51
 Net realized and unrealized gain (loss) on
   investments...............................    51.00    (38.32)   (19.28)    10.13     48.23
                                              --------  --------  --------  --------  --------
 Total from investment operations............    50.66    (38.18)   (18.94)    10.55     48.74
                                              --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
 Distributions from net investment income....     0.00     (0.18)    (0.53)    (0.01)    (0.53)
 Distributions from net realized capital
   gains.....................................     0.00      0.00    (12.67)    (1.86)     0.00
 Distributions in excess of net realized
   capital gains.............................     0.00      0.00     (1.02)     0.00      0.00
                                              --------  --------  --------  --------  --------
 Total Distributions.........................     0.00     (0.18)   (14.22)    (1.87)    (0.53)
                                              --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD............... $ 189.55  $ 138.89  $ 177.25  $ 210.41  $ 201.73
                                              ========  ========  ========  ========  ========
TOTAL RETURN (%).............................     36.5     (21.6)     (8.8)      5.2      31.8
Ratio of operating expenses to average net
 assets before expense reductions (%)........     0.99      0.97      1.00      0.96      1.00
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....       --      0.97      1.00      0.95        --
Ratio of net investment income to average
 net assets (%)..............................    (0.21)     0.14      0.18      0.22      0.34
Portfolio turnover rate (%)..................      118        99       111       148       146
Net assets, end of period (000).............. $348,406  $281,477  $406,525  $486,439  $322,318
The ratios of operating expenses to average
 net assets without giving effect to the
 contractual expense agreement would have
 been (%)....................................       --        --      1.00      0.95      1.10

                                                         CLASS B                            CLASS E
                                              -------------------------     ------------------------------------
                                                           JULY 30, 2002(A)                           MAY 1, 2001(A)
                                               YEAR ENDED      THROUGH       YEAR ENDED   YEAR ENDED     THROUGH
                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31, DECEMBER 31,  DECEMBER 31,
                                                  2003           2002           2003         2002          2001
                                              ------------ ---------------- ------------ ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD.........   $138.20        $144.89        $138.65      $177.03       $179.40
                                                -------        -------        -------      -------       -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income.......................     (0.24)          0.00          (0.37)        0.03          0.07
 Net realized and unrealized gain (loss) on
   investments...............................     50.63          (6.69)         50.67       (38.32)        (2.44)
                                                -------        -------        -------      -------       -------
 Total from investment operations............     50.39          (6.69)         50.30       (38.29)        (2.37)
                                                -------        -------        -------      -------       -------
LESS DISTRIBUTIONS
 Distributions from net investment income....      0.00           0.00           0.00        (0.09)         0.00
                                                -------        -------        -------      -------       -------
 Total Distributions.........................      0.00           0.00           0.00        (0.09)         0.00
                                                -------        -------        -------      -------       -------
NET ASSET VALUE, END OF PERIOD...............   $188.59        $138.20        $188.95      $138.65       $177.03
                                                =======        =======        =======      =======       =======
TOTAL RETURN (%).............................      36.5           (4.6)(b)       36.3        (21.6)         (1.3)(b)
Ratio of operating expenses to average net
 assets before expense reductions (%)........      1.24           1.22 (c)       1.14         1.12          1.15 (c)
Ratio of operating expenses to average net
 assets after expense reductions (%) (d).....        --           1.22 (c)         --         1.12          1.15 (c)
Ratio of net investment income to average
 net assets (%)..............................     (0.46)          0.00 (c)      (0.37)       (0.01)         0.03 (c)
Portfolio turnover rate (%)..................       118             99            118           99           111
Net assets, end of period (000)..............   $    98        $     1        $31,759      $10,242       $ 2,142
The ratios of operating expenses to average
 net assets without giving effect to the
 contractual expense agreement would have
 been (%)....................................        --             --             --           --         1.15 (c)

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-242

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--98.5% OF TOTAL NET ASSETS


                                                                VALUE
       SHARES                                                  (NOTE 1)
     ---------------------------------------------------------------------

                AEROSPACE & DEFENSE--1.3%
         10,578 AAR Corp.................................... $     158,141
          2,949 Applied Signal Technology, Inc..............        67,856
          6,834 Armor Holdings, Inc. (b)....................       179,803
         10,366 Aviall, Inc. (b)............................       160,777
          5,113 Cubic Corp. (c).............................       117,599
          5,422 Curtiss Wright Corp.........................       244,044
          7,665 DRS Technologies, Inc. (b)..................       212,934
          2,022 Ducommun, Inc. (b)..........................        45,192
          5,132 EDO Corp....................................       126,504
          6,224 Engineered Support Systems, Inc.............       342,693
          6,861 Esterline Technologies Corp.................       182,983
          8,456 Gencorp, Inc................................        91,071
          3,711 Heico Corp. (c).............................        67,540
          3,248 Herley Industries, Inc. (b).................        67,234
          5,655 Invision Technologies, Inc. (b) (c).........       189,838
          6,093 Kaman Corp..................................        77,564
          3,247 KVH Industries, Inc. (b) (c)................        89,195
          6,856 Mercury Computer Systems, Inc. (b)..........       170,714
          5,608 Moog, Inc. (b)..............................       277,035
          1,980 MTC Technologies, Inc. (b)..................        63,796
         15,203 Orbital Sciences Corp. (b) (c)..............       182,740
          1,639 Sequa Corp. (Class A) (b)...................        80,311
         10,579 Teledyne Technologies, Inc. (b).............       199,414
          4,700 Triumph Group, Inc. (b).....................       171,080
          4,370 United Industrial Corp......................        78,878
          3,147 World Fuel Services Corp. (c)...............       106,841
                                                             -------------
                                                                 3,751,777
                                                             -------------

                AIR FREIGHT & COURIERS--0.1%
         11,551 EGL, Inc. (b)...............................       202,836
          4,239 Forward Air Corp. (b).......................       116,572
                                                             -------------
                                                                   319,408
                                                             -------------

                AIRLINES--0.9%
         24,502 AirTran Holdings, Inc. (b) (c)..............       291,574
          7,947 Alaska Air Group, Inc.......................       216,874
          9,945 America West Holding Corp. (Class B) (b) (c)       123,318
         51,100 AMR Corp. (b)...............................       661,746
         13,669 Atlantic Coast Airlines Holdings, Inc. (b)..       135,323
         21,515 Continental Airlines, Inc. (Class B) (b) (c)       350,049
          9,902 ExpressJet Holdings, Inc. (b)...............       148,530
          9,822 Frontier Airlines, Inc. (b).................       140,062
          8,385 Mesa Air Group, Inc. (b) (c)................       104,980
         19,939 Northwest Airlines Corp. (b) (c)............       251,630
         18,858 SkyWest, Inc................................       341,707
                                                             -------------
                                                                 2,765,793
                                                             -------------

                AUTO COMPONENTS--1.0%
          4,734 Aftermarket Technology Corp. (b)............        64,950
          3,759 Bandag, Inc.................................       154,871
         14,560 Collins & Aikman Corp. (b) (c)..............        63,045
         21,389 Cooper Tire & Rubber Co.....................       457,297
          6,854 Dura Automotive Systems, Inc. (b)...........        87,526
         15,706 Federal Signal Corp.........................       275,169

                                                              VALUE
         SHARES                                              (NOTE 1)
       -----------------------------------------------------------------

                  AUTO COMPONENTS--(CONTINUED)
            3,828 Keystone Automotive Industries, Inc. (b) $      97,078
            4,743 Midas, Inc. (b).........................        67,825
            7,634 Modine Manufacturing Co.................       205,965
            2,775 Sauer-Danfoss, Inc......................        44,955
            3,503 Stoneridge, Inc. (b)....................        52,720
              979 Strattec Security Corp. (b).............        59,631
            7,309 Superior Industries International, Inc..       318,088
           14,015 Tenneco Automotive, Inc. (b)............        93,760
           49,352 The Goodyear Tire & Rubber Co. (c)......       387,907
           16,737 Tower Automotive, Inc. (b)..............       114,314
           42,786 Visteon Corp............................       445,402
                                                           -------------
                                                               2,990,503
                                                           -------------

                  AUTOMOBILES--0.3%
            3,986 Coachmen Industries, Inc................        72,186
            8,385 Monaco Coach Corp. (b)..................       199,563
            5,857 Thor Industries, Inc....................       329,281
            4,091 Winnebago Industries, Inc. (c)..........       281,256
                                                           -------------
                                                                 882,286
                                                           -------------

                  BEVERAGES--0.1%
            2,640 Boston Beer, Inc. (b) (c)...............        47,890
            1,254 Coca-Cola Bottling Co...................        67,076
            3,249 The Robert Mondavi Corp. (b)............       126,191
                                                           -------------
                                                                 241,157
                                                           -------------

                  BIOTECHNOLOGY--3.5%
           28,782 Abgenix, Inc. (b).......................       358,624
            6,852 Aclara Biosciences, Inc. (b)............        25,010
            8,652 Albany Molecular Research, Inc. (b).....       129,953
            4,931 Alexion Pharmaceuticals, Inc. (b) (c)...        83,926
           21,063 Alkermes, Inc. (b) (c)..................       284,350
           11,310 Aphton Corp. (b) (c)....................        67,860
           23,597 Applera Corp. (b).......................       328,234
            4,880 Arena Pharmaceuticals, Inc. (b) (c).....        30,256
           18,423 Avant Immunotherapeutics, Inc. (b) (c)..        50,479
            6,461 AVI BioPharma, Inc. (b).................        26,296
           20,795 Biomarin Pharmaceutical, Inc. (b).......       161,556
            7,353 Biopure Corp. (b) (c)...................        17,500
            1,844 Bioreliance Corp. (b)...................        88,180
           11,353 Cell Genesys, Inc. (b)..................       146,908
            9,548 Cell Therapeutics, Inc. (b) (c).........        83,068
            8,467 Cepheid, Inc. (b) (c)...................        81,114
            7,139 Ciphergen Biosystems, Inc. (b) (c)......        80,242
           15,079 Corixa Corp. (b) (c)....................        91,077
            9,768 Cubist Pharmaceuticals, Inc. (b) (c)....       118,779
           11,646 CuRagen Corp. (b).......................        85,365
            9,260 CV Therapeutics, Inc. (b)...............       135,752
           13,945 Decode Genetics, Inc. (b) (c)...........       114,210
            4,926 Digene Corp. (b) (c)....................       197,533
            6,478 Diversa Corp. (b).......................        59,922
           10,839 Encysive Pharmaceuticals, Inc. (b)......        97,009
            7,369 Enzo Biochem, Inc. (b) (c)..............       131,979
           14,015 Enzon Pharmaceuticals, Inc. (b) (c).....       168,180

 See accompanying notes to statement of investments and financial statements.

                                    MSF-243

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                              VALUE
          SHARES                                             (NOTE 1)
        ----------------------------------------------------------------

                   BIOTECHNOLOGY--(CONTINUED)
             4,895 Exact Sciences Corp. (b) (c)........... $      49,537
            14,430 Exelixis, Inc. (b).....................       102,164
            15,579 Gen-Probe, Inc. (b)....................       568,166
             9,436 Gene Logic, Inc. (b)...................        48,973
             4,312 Genencor International, Inc. (b).......        67,914
            14,787 Genta, Inc. (b) (c)....................       153,933
            12,597 Geron Corp. (b) (c)....................       125,592
            12,561 ILEX Oncology, Inc. (b)................       266,921
             9,948 Immunogen, Inc. (b)....................        50,237
            13,826 Immunomedics, Inc. (b) (c).............        63,047
            21,811 Incyte Genomics, Inc. (b)..............       149,187
            10,548 Indevus Pharmaceuticals, Inc. (b) (c)..        62,128
            12,685 ISIS Pharmaceuticals, Inc. (b) (c).....        82,452
             3,461 KOS Pharmaceuticals, Inc. (b) (c)......       148,961
             4,249 Kosan Biosciences, Inc. (b)............        41,895
             9,572 La Jolla Pharmaceutical Co. (b)........        41,064
             9,189 Lexicon Genetics, Inc. (b) (c).........        54,123
             4,525 Luminex Corp. (b) (c)..................        42,445
             7,422 Martek Biosciences Corp. (b) (c).......       482,207
             7,779 Maxygen, Inc. (b)......................        82,691
            22,249 Medarex, Inc. (b) (c)..................       138,611
             9,328 Myriad Genetics, Inc. (b) (c)..........       119,958
            16,469 Nabi Biopharmaceuticals (b) (c)........       209,321
             3,549 Neopharm, Inc. (b) (c).................        65,018
             5,793 Neose Technologies, Inc. (b)...........        53,296
            15,520 Nuvelo, Inc. (c).......................        53,854
             9,428 Onyx Pharmaceuticals, Inc. (b).........       266,152
            11,323 Orasure Technologies, Inc. (b).........        90,131
            12,669 OSI Pharmaceuticals, Inc. (b) (c)......       408,068
            26,421 Peregrine Pharmaceuticals, Inc. (b) (c)        58,390
             9,511 Pharmacopeia, Inc. (b).................       135,151
            14,068 Praecis Pharmaceuticals, Inc. (b)......        90,598
             2,792 Progenics Pharmaceuticals, Inc. (b)....        52,657
            12,117 Regeneron Pharmaceuticals, Inc. (b) (c)       178,241
             9,266 Repligen Corp. (b) (c).................        40,492
            15,895 Savient Pharmaceuticals, Inc. (b)......        73,276
            12,415 Sciclone Pharmaceuticals, Inc. (b) (c).        84,174
             6,527 Seattle Genetics, Inc. (b) (c).........        56,002
             7,495 Serologicals Corp. (b) (c).............       139,407
             7,862 Tanox, Inc. (b) (c)....................       116,751
            13,328 Techne Corp. (b).......................       503,532
            10,554 Telik, Inc. (b) (c)....................       242,848
             7,481 Third Wave Technologies, Inc. (b)......        34,039
             9,718 Transkaryotic Therapies, Inc. (b) (c)..       151,698
            14,450 Tularik, Inc. (b) (c)..................       233,367
             5,748 United Therapeutics Corp. (b) (c)......       131,917
            25,086 Vertex Pharmaceuticals, Inc. (b).......       256,630
            15,145 Vicuron Pharmaceuticals, Inc. (b)......       282,454
             5,091 Zymogenetics, Inc. (b) (c).............        78,911
                                                           -------------
                                                              10,271,943
                                                           -------------

                   BUILDING PRODUCTS--0.9%
             2,625 Aaon, Inc. (b).........................        50,951
             1,825 American Woodmark Corp.................       100,466
             7,709 Apogee Enterprises, Inc................        87,497
             2,468 Drew Industries, Inc. (b)..............        68,611

                                                            VALUE
           SHARES                                          (NOTE 1)
         -------------------------------------------------------------

                    BUILDING PRODUCTS--(CONTINUED)
              6,457 ElkCorp............................. $     172,402
              8,946 Griffon Corp. (b)...................       181,246
             24,746 Jacuzzi Brands, Inc.................       175,449
             13,491 Lennox International, Inc...........       225,300
              6,214 NCI Building Systems, Inc. (b)......       148,515
              4,792 Simpson Manufacturing, Inc. (b).....       243,721
              2,481 Trex, Inc. (b) (c)..................        94,228
              5,156 Universal Forest Products, Inc......       165,920
             12,023 USG Corp. (b) (c)...................       199,221
              6,233 Watsco, Inc.........................       141,676
             12,998 York International Corp.............       478,327
                                                         -------------
                                                             2,533,530
                                                         -------------

                    CAPITAL MARKETS--0.5%
              6,872 Affiliated Managers Group, Inc. (b).       478,223
             15,456 Investment Technology Group, Inc....       249,614
             22,142 Knight Trading Group, Inc. (b)......       324,159
              8,320 MCG Capital Corp. (c)...............       162,240
              3,310 Sanders Morris Haris Group, Inc. (c)        41,044
              6,443 Soundview Technology Group, Inc. (b)        99,802
              4,630 SWS Group, Inc......................        82,414
                                                         -------------
                                                             1,437,496
                                                         -------------

                    CHEMICALS--2.1%
              9,504 A. Schulman, Inc....................       202,625
             10,456 Albemarle Corp......................       313,366
              6,534 Arch Chemicals, Inc.................       167,662
             11,412 Calgon Carbon Corp. (c).............        70,869
              6,424 Cambrex Corp........................       162,270
             37,516 Crompton Corp.......................       268,990
              4,951 Ethyl Corp. (b).....................       108,278
             11,644 Ferro Corp. (c).....................       316,833
             11,465 FMC Corp............................       391,300
              8,919 Georgia Gulf Corp...................       257,581
             11,873 Great Lakes Chemical Corp...........       322,827
              9,326 H.B. Fuller Co......................       277,355
             29,654 Hercules, Inc. (b)..................       361,779
             35,591 IMC Global, Inc.....................       353,419
              1,213 Kronos Worldwide, Inc. (c)..........        26,918
              8,894 MacDermid, Inc......................       304,531
             22,342 Millennium Chemicals, Inc. (c)......       283,297
              5,700 Minerals Technologies, Inc..........       337,725
              2,425 NL Industries, Inc..................        28,372
              2,745 Octel Corp..........................        54,049
             17,627 Olin Corp...........................       353,598
              9,368 OM Group, Inc.......................       245,348
              9,810 Omnova Solutions, Inc. (b)..........        47,088
             30,268 PolyOne Corp........................       193,413
              3,229 Quaker Chemical Corp................        99,292
              7,596 Spartech Corp.......................       187,165
              1,805 Stepan Co. (c)......................        46,298
              7,668 Symyx Technologies, Inc. (b)........       157,577
              9,804 Valhi, Inc..........................       146,668
             21,867 W.R. Grace & Co. (b)................        56,198
                                                         -------------
                                                             6,142,691
                                                         -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-244

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                VALUE
        SHARES                                                 (NOTE 1)
      --------------------------------------------------------------------

                 COMMERCIAL BANKS--9.1%
           3,936 1st Source Corp. (c)....................... $      84,663
           2,778 ABC Bancorp................................        44,365
           3,271 Alabama National Bancorp...................       171,891
           4,255 Allegiant Bancorp, Inc.....................       119,353
           7,953 Amcore Financial, Inc......................       214,890
           1,659 American National Bankshares, Inc. (c).....        43,930
           3,081 Americanwest Bancorp (b) (c)...............        70,247
           6,914 Anchor Bancorp Wisconsin, Inc..............       172,159
           3,317 Arrow Financial Corp.......................        92,113
           1,068 Bancfirst Corp.............................        62,694
           2,411 Banctrust Financial Group, Inc. (c)........        38,624
           5,282 Bank of Granite Corp.......................       115,042
           3,236 Bank of the Ozarks, Inc. (c)...............        72,842
           2,810 Banner Corp................................        70,672
          20,972 Bay View Capital Corp. (b).................        44,880
           6,605 Boston Private Financial Holdings, Inc. (c)       164,068
           2,104 Bryn Mawr Bank Corp. (c)...................        51,527
           2,354 BSB Bancorp, Inc...........................        92,983
           1,144 C & F Financial Corp. (c)..................        45,417
           3,279 Camden National Corp.......................        99,550
           2,901 Capital City Bank Group, Inc. (b) (c)......       133,417
           1,687 Capital Corp. of The West..................        66,873
           2,901 Capitol Bancorp, Ltd.......................        82,388
           5,033 Cascade Bancorp (c)........................        96,936
           7,073 Cathay Bancorp, Inc........................       393,825
           1,916 Cavalry Bancorp, Inc. (c)..................        33,664
             996 CB Bancshares, Inc.........................        62,350
           2,346 CCBT Financial Cos., Inc...................        81,993
           2,663 Center Bancorp, Inc. (c)...................        52,355
           2,342 Central Coast Bancorp (b)..................        42,484
           3,833 Central Pacific Financial Corp.............       115,143
           1,383 Century Bancorp, Inc. (c)..................        49,041
           7,387 Chemical Financial Corp....................       268,813
          10,958 Chittenden Corp............................       368,627
          14,145 Citizens Banking Corp......................       462,824
           3,115 Citizens South Banking Corp. (c)...........        43,454
           2,666 City Bank..................................        86,645
           5,517 City Holdings Co. (c)......................       193,095
           1,229 CNB Financial Corp. (c)....................        51,716
           2,176 Cobiz, Inc. (c)............................        40,082
           1,620 Columbia Bancorp...........................        51,759
           2,701 Columbia Bancorp (Oregon) (c)..............        46,592
           4,428 Columbia Banking Systems, Inc. (b).........        95,910
           1,221 Commercial Bankshares, Inc.................        40,977
          14,183 Commercial Federal Corp....................       378,828
           3,744 Community Bank Systems, Inc................       183,456
           3,177 Community Bank, Inc........................       124,888
           4,454 Community Trust Bancorp, Inc...............       134,508
           5,466 Corus Bankshares, Inc......................       172,507
          11,318 CVB Financial Corp.........................       218,322
           7,275 Dime Community Bancorp, Inc................       223,779
           7,594 East West Bancorp, Inc.....................       407,646
           1,691 Eastern Virginia Bankshares, Inc...........        48,753
           1,418 Exchange National Bancshares, Inc. (c).....        51,261
           1,685 Farmers Capital Bank Corp..................        57,307
           2,776 Financial Institutions, Inc. (c)...........        78,366

                                                                VALUE
       SHARES                                                  (NOTE 1)
     ---------------------------------------------------------------------

                COMMERCIAL BANKS--(CONTINUED)
          2,999 First Bancorp............................... $      94,199
          2,459 First Busey Corp............................        66,393
          9,794 First Charter Corp..........................       191,473
          1,476 First Citizens Banc Corp....................        41,918
          1,938 First Citizens BancShares, Inc..............       235,525
         19,026 First Commonwealth Financial Corp...........       271,311
          4,070 First Community Bancorp, Inc................       147,090
          3,168 First Community Bancshares, Inc.............       105,051
          5,624 First Federal Capital Corp..................       126,652
          1,157 First Federal Financial Corp of Kentucky (c)        29,099
         11,494 First Financial Bancorp.....................       183,329
          5,049 First Financial Bankshares, Inc. (c)........       210,543
          4,482 First Financial Corp........................       134,505
          4,175 First Financial Holdings, Inc...............       130,510
          4,689 First Indiana Corp..........................        87,919
          1,171 First M&F Corp..............................        44,381
          6,051 First Merchants Corp........................       154,422
          3,169 First National Corp.........................        95,102
          1,809 First Oak Brook Bancshares, Inc.............        54,288
          3,447 First Republic Bank (b).....................       123,403
          6,737 First Sentinel Bancorp, Inc. (c)............       141,881
            861 First South Bancorp, Inc. (c)...............        31,427
          2,468 First State Bancorp.........................        85,763
          2,090 First United Corp...........................        50,933
          1,904 FirstBank Corp. (Michigan)..................        59,318
          5,575 FirstFed Financial Corp. (b)................       242,512
          1,710 FNB Corp. (North Carolina)..................        36,218
          1,634 FNB Corp. (Virginia)........................        48,530
          1,674 Foothill Independent Bancorp................        39,607
          1,645 Franklin Financial Corp.....................        50,534
          5,439 Frontier Financial Corp. (c)................       180,357
          1,607 GB&T Bancshares, Inc........................        37,973
          2,860 German American Bancorp (c).................        50,054
          5,908 Glacier Bancorp, Inc........................       191,419
         10,991 Gold Banc Corp., Inc........................       154,533
          2,244 Great Southern Bancorp, Inc.................       104,054
         16,983 Greater Bay Bancorp (c).....................       483,676
          1,940 Greater Community Bancorp...................        32,922
          2,018 Greene County Bancshares, Inc. (c)..........        46,979
          4,215 Hancock Holding Co..........................       230,013
          3,923 Hanmi Financial Corp........................        77,558
          6,890 Harbor Florida Bancshares, Inc..............       204,702
          7,819 Harleysville National Corp. (c).............       235,352
          3,117 Heartland Financial USA, Inc. (c)...........        57,976
          3,904 Heritage Commerce Corp. (b) (c).............        47,824
          4,121 Humboldt Bancorp (c)........................        72,200
          2,047 IBERIABANK Corp.............................       120,773
            907 IBT Bancorp, Inc............................        53,722
          3,893 Independent Bank Corp. (Massachusetts)......       112,196
          6,184 Independent Bank Corp. (Michigan)...........       175,378
          5,066 Integra Bank Corp. (c)......................       111,335
          3,401 Interchange Financial Services Corp.........        86,045
          5,134 Irwin Financial Corp. (c)...................       161,208
          3,394 Lakeland Bancorp, Inc. (c)..................        54,508
          1,436 Lakeland Financial Corp.....................        50,720
          1,704 LNB Bancorp, Inc............................        34,591

 See accompanying notes to statement of investments and financial statements.

                                    MSF-245

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                             VALUE
          SHARES                                            (NOTE 1)
        ---------------------------------------------------------------

                   COMMERCIAL BANKS--(CONTINUED)
             5,212 Local Financial Corp. (b)............. $     108,618
             2,390 LSB Bancshares, Inc...................        41,586
             2,783 Macatawa Bank Corp....................        78,787
             9,251 MAF Bancorp, Inc......................       387,609
             4,406 Main Street Bank, Inc. (c)............       116,759
             1,750 Mainsource Financial Group, Inc.......        53,683
             5,742 MB Financial, Inc.....................       209,009
             5,287 MBT Financial Corp. (c)...............        87,288
             1,638 Mercantile Bankcorp...................        59,787
             1,186 Merchants Bancshares, Inc.............        36,232
             8,118 Mid-State Bancshares..................       206,522
             3,558 Midwest Bank Holdings, Inc............        79,166
             4,346 Nara Bancorp, Inc.....................       118,646
             1,197 National Bankshares, Inc. (Virginia)..        60,137
             7,107 National Penn Bancshares, Inc. (c)....       228,277
             1,956 NBC Capital Corp......................        52,167
            10,631 NBT Bancorp, Inc......................       227,929
            16,110 Net.Bank, Inc. (b)....................       215,068
             1,090 Northern States Financial Corp. (c)...        31,512
             2,840 Oceanfirst Financial Corp.............        77,134
            13,008 Ocwen Financial Corp. (b) (c).........       115,251
             2,450 Old Second Bancorp, Inc...............       121,275
             2,685 Omega Financial Corp..................       103,346
             4,585 Oriental Financial Group, Inc.........       117,829
             2,603 PAB Bankshares, Inc. (c)..............        40,451
            10,917 Pacific Capital Bancorp...............       401,964
             2,321 Patriot Bank Corp.....................        66,404
             2,725 Peapack Gladstone Financial Corp. (c).        84,475
             3,164 Pennrock Financial Services Corp......        98,337
             1,151 Penns Woods Bancorp, Inc. (c).........        53,752
             3,541 Peoples Bancorp, Inc. (c).............       104,495
             3,266 Peoples Holding Co. (c)...............       107,762
             4,312 PFF Bancorp, Inc......................       156,439
             1,519 PrivateBankcorp, Inc. (c).............        69,145
             4,492 Prosperity Bancshares, Inc. (c).......       101,160
             6,015 R & G Financial Corp. (Class B).......       239,397
            18,106 Republic Bancorp, Inc.................       244,253
             3,399 Republic Bancorp, Inc. (Class A) (c)..        66,416
             2,477 Republic Bancshares, Inc..............        77,951
             1,569 Resourses Bankshares Corp.............        49,471
             5,182 Riggs National Corp. (c)..............        85,658
             1,548 Royal Bancshares of Pennsylvania, Inc.        39,474
             8,613 S & T Bancorp, Inc....................       257,529
             3,103 S. Y. Bancorp, Inc. (c)...............        63,798
             4,800 Sandy Spring Bancorp, Inc. (c)........       179,520
             3,136 Seacoast Banking Corp.................        54,441
             8,010 Seacoast Financial Services Corp......       219,554
             2,304 Second Bancorp, Inc. (c)..............        60,826
             1,327 Security Bank Corp....................        41,801
             1,792 Shore Bancshares, Inc.................        68,257
             9,574 Silicon Valley Bancshares.............       345,334
             4,677 Simmons First National Corp...........       130,488
            18,708 South Financial Group, Inc............       521,205
             2,007 Southern Financial Bancorp, Inc.......        86,441
             3,015 Southside Bancshares, Inc. (c)........        55,778
             8,983 Southwest Bancorp of Texas, Inc.......       348,990

                                                                 VALUE
       SHARES                                                   (NOTE 1)
     -------------------------------------------------------------------------

                COMMERCIAL BANKS--(CONTINUED)
          2,886 Southwest Bancorp, Inc. (Oklahoma)........... $      51,602
          2,178 State Bancorp, Inc...........................        52,838
          1,797 State Financial Services Corp................        47,728
          4,287 Sterling Bancorp.............................       122,179
         12,536 Sterling Bancshares, Inc.....................       167,105
          5,572 Sterling Financial Corp. (Pennsylvania)......       154,623
          4,492 Sterling Financial Corp. (Washington) (b) (c)       153,761
          3,640 Suffolk Bancorp (c)..........................       125,689
          1,519 Summit Bankshares, Inc.......................        42,319
          3,078 Sun Bancorp, Inc. (New Jersey) (b)...........        81,259
          1,511 Sun Bancorp, Inc. (Pennsylvania) (c).........        28,649
         12,533 Susquehanna Bancshares, Inc..................       313,450
          7,843 Texas Regional Bancshares, Inc...............       290,191
            983 The First of Long Island Corp................        42,269
          6,022 The Trust Co. of New Jersey..................       238,953
          2,684 Tompkins Trustco, Inc........................       123,598
          1,451 TriCo Bancshares.............................        45,794
         25,790 TrustCo Bank Corp. (c).......................       339,138
         13,687 UCBH Holdings, Inc...........................       533,382
          5,368 UMB Financial Corp...........................       255,195
         10,025 Umpqua Holdings Corp.........................       208,420
          3,102 Union Bankshares Corp........................        94,611
          5,637 United Community Bank, Inc. (c)..............       185,457
          9,993 United Community Financial Corp. (c).........       114,020
          6,221 United National Bancorp......................       222,276
          2,155 United Security Bancshares, Inc. (c).........        62,387
          7,422 Unizan Financial Corp........................       150,295
          5,044 USB Holding, Inc. (b) (c)....................        97,803
          1,712 Virginia Commerce Bancorp, Inc. (b) (c)......        54,835
          1,989 Virginia Financial Group, Inc. (c)...........        70,649
         22,751 W Holding Co., Inc...........................       423,398
          4,321 Washington Trust Bancorp, Inc................       113,210
          1,712 Wayne Bancorp, Inc...........................        46,091
          6,877 Wesbanco, Inc................................       190,424
          5,309 West Bancorp, Inc. (c).......................        91,846
          5,829 West Coast Bancorp (c).......................       124,391
          3,830 Westcorp.....................................       139,986
          1,231 Western Sierra Bancorp (b) (c)...............        57,857
          2,616 Westfield Financial, Inc.....................        62,156
          5,715 Wintrust Financial Corp......................       257,746
          2,698 Yadkin Valley Bank & Trust Co................        46,136
          2,780 Yardville National Bancorp...................        71,557
                                                              -------------
                                                                 26,944,254
                                                              -------------

                COMMERCIAL SERVICES & SUPPLIES--4.0%
         12,249 ABM Industries, Inc. (b).....................       213,255
         11,582 ActivCard Corp. (b)..........................        91,266
          5,230 Administaff, Inc. (b) (c)....................        90,897
          2,416 Angelica Corp................................        53,152
          9,749 Arbitron, Inc. (b)...........................       406,728
          7,761 Banta Corp...................................       314,320
         11,101 Bowne & Co., Inc.............................       150,530
          3,915 Bright Horizons Family Solutions, Inc. (b)...       164,430
          4,515 Casella Waste Systems, Inc. (b)..............        61,810
          3,382 CCC Information Services Group, Inc. (b).....        57,156

 See accompanying notes to statement of investments and financial statements.

                                    MSF-246

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                  VALUE
     SHARES                                                      (NOTE 1)
   -------------------------------------------------------------------------

              COMMERCIAL SERVICES & SUPPLIES--(CONTINUED)
        4,048 CDI Corp........................................ $     132,572
        6,047 Central Parking Corp. (c).......................        90,282
       27,020 Century Business Services, Inc. (b).............       120,779
        2,001 Charles River Associates, Inc. (b)..............        64,012
        5,201 Clark, Inc. (b) (c).............................       100,067
        7,163 Coinstar, Inc. (b) (c)..........................       129,364
        3,708 Consolidated Graphics, Inc. (b).................       117,099
        3,593 Cornell Cos., Inc. (b)..........................        49,044
        4,394 CoStar Group, Inc. (b)..........................       183,142
        3,589 CPI Corp. (c)...................................        72,534
       17,146 CSG Systems International, Inc. (b).............       214,154
       18,375 Darling International, Inc. (b).................        50,715
       16,617 eFunds Corp. (b)................................       288,305
        5,559 Electro Rent Corp. (b)..........................        74,157
        5,451 Ennis Business Forms, Inc.......................        83,400
       12,858 Exult, Inc. (b) (c).............................        91,549
        4,693 First Consulting Group (b)......................        26,422
       13,495 FTI Consulting, Inc. (b) (c)....................       315,378
        6,410 G&K Services, Inc...............................       235,567
        4,624 Gevity HR, Inc. (c).............................       102,838
       10,135 Headwaters, Inc. (b)............................       198,849
        2,640 Healthcare Services Group, Inc. (b).............        50,926
        4,922 Heidrick & Struggles International, Inc. (b) (c)       107,300
        2,562 Hudson Highland Group, Inc. (b).................        61,104
        4,876 Imagistics International, Inc. (b)..............       182,850
        9,915 InfoUSA, Inc. (b) (c)...........................        73,569
        2,847 Insurance Auto Auctions, Inc. (b)...............        37,153
        5,778 Ionics, Inc. (b)................................       184,029
        1,752 iPayment, Inc. (b)..............................        59,568
        9,491 John H. Harland Co..............................       259,104
        5,528 Kelly Services, Inc. (Class A)..................       157,769
       10,273 Korn/Ferry International, Inc. (b)..............       137,042
       11,821 Kroll, Inc. (b).................................       307,346
       13,312 Labor Ready, Inc. (b)...........................       174,387
        2,636 Landauer, Inc...................................       107,496
        2,906 Learning Tree International, Inc. (b) (c).......        50,535
        7,685 Lightbridge, Inc. (b)...........................        69,934
        2,489 McGrath Rent Corp...............................        67,825
        3,555 Medis Technologies, Ltd. (b) (c)................        38,039
        4,104 Medquist, Inc. (b)..............................        65,910
        2,518 MemberWorks, Inc. (b) (c).......................        68,414
        4,435 Mobile Mini, Inc. (b) (c).......................        87,458
        2,630 National Processing, Inc. (b)...................        61,937
       12,995 Navigant Consulting Co. (b) (c).................       245,086
        5,997 NCO Group, Inc. (b).............................       136,552
       11,420 NDCHealth Corp..................................       292,580
        3,145 New England Business Service, Inc...............        92,777
        5,197 PrePaid Legal Services, Inc. (b) (c)............       135,746
       12,961 PRG-Shultz International, Inc. (b) (c)..........        63,509
        4,011 Princeton Review, Inc. (b)......................        39,107
        6,507 Right Management Consultants, Inc. (b)..........       121,421
        7,014 Rollins, Inc....................................       158,166
        3,250 Roto-Rooter, Inc................................       149,825
       15,295 Sotheby's Holdings, Inc. (Class A) (b)..........       208,930
        5,056 SOURCECORP, Inc. (b)............................       129,585
       19,619 Spherion Corp. (b)..............................       192,070

                                                               VALUE
         SHARES                                               (NOTE 1)
       ------------------------------------------------------------------

                  COMMERCIAL SERVICES & SUPPLIES--(CONTINUED)
            3,496 Strayer Education, Inc................... $     380,470
           11,526 Sylvan Learning Systems, Inc. (b)........       331,834
           10,595 Teletech Holdings, Inc. (b)..............       119,723
           16,444 Tetra Technologies, Inc. (b).............       408,798
           17,804 The Brink's Co...........................       402,548
            4,722 The Standard Register Co. (c)............        79,471
            3,921 TRC Cos., Inc. (b) (c)...................        82,576
           10,005 United Stationers, Inc. (b)..............       409,405
            2,277 Volt Information Sciences, Inc. (b)......        51,460
            2,445 Wackenhut Corrections Corp. (b)..........        55,746
            9,251 Waste Connections, Inc. (b)..............       349,410
           10,814 Watson Wyatt & Co. Holdings (b)..........       261,158
                                                            -------------
                                                               11,651,421
                                                            -------------

                  COMMUNICATION EQUIPMENT--2.5%
           35,128 Adaptec, Inc. (b)........................       310,180
            8,998 Anaren Microwave, Inc. (b)...............       127,052
           48,408 Andrew Corp. (b).........................       557,176
           17,792 Arris Group, Inc. (b) (c)................       128,814
            9,967 Aspect Communications, Inc. (b)..........       157,080
            4,556 Audiovox Corp. (b).......................        58,499
           15,916 Avanex Corp. (b) (c).....................        79,421
            3,876 Bel Fuse, Inc. (Class B).................       126,474
            5,584 Black Box Corp. (c)......................       257,255
            7,795 C-COR.net Corp. (b)......................        86,758
           14,025 Cable Design Technologies Corp. (b) (c)..       126,085
            9,699 Centillium Communications, Inc. (b)......        54,605
            5,278 Ceva, Inc. (c)...........................        54,891
           18,589 CommScope, Inc. (b)......................       303,558
            7,813 Computer Network Technology Corp. (b) (c)        74,536
            3,773 Comtech Telecommunications Corp. (b) (c).       108,927
          100,868 Corvis Corp. (b).........................       171,476
            8,765 Ditech Communications Corp. (b)..........       167,412
            9,320 Echelon Corp. (b) (c)....................       103,825
           66,670 Enterasys Networks, Inc. (b).............       250,012
           34,949 Extreme Networks, Inc. (b)...............       251,982
            7,336 F5 Networks, Inc. (b)....................       184,134
           13,487 FalconStor Software, Inc. (b) (c)........       117,876
           45,876 Finisar Corp. (b) (c)....................       143,592
           20,082 Harmonic, Inc. (b) (c)...................       145,595
            6,138 Inter-Tel, Inc...........................       153,327
            6,523 Ixia (b).................................        76,319
           33,161 MRV Communications, Inc. (b) (c).........       124,685
            7,562 Network Equipment Technologies, Inc. (b).        83,182
           18,102 New Focus, Inc. (b)......................        90,872
           28,585 Oplink Communications, Inc. (b)..........        68,318
            7,945 PC-TEL, Inc. (b).........................        84,296
           13,125 Plantronics, Inc. (b)....................       428,531
           21,721 Powerwave Technologies, Inc. (b) (c).....       166,166
           34,132 Proxim Corp. (b).........................        57,000
           55,709 Redback Networks, Inc. (b) (c)...........        12,869
           18,365 REMEC, Inc. (b) (c)......................       154,450
           64,881 Sonus Networks, Inc. (b).................       490,500
            4,565 Spectralink Corp. (b)....................        87,511
           27,509 Stratex Networks, Inc (b)................       116,913

 See accompanying notes to statement of investments and financial statements.

                                    MSF-247

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                              VALUE
         SHARES                                              (NOTE 1)
       -----------------------------------------------------------------

                  COMMUNICATION EQUIPMENT--(CONTINUED)
           52,045 Sycamore Networks, Inc. (b)............. $     272,716
           12,518 Symmetricom, Inc. (b)...................        91,131
           15,755 Tekelec, Inc. (b).......................       244,990
           17,687 Terayon Communication Systems, Inc. (b).        79,592
            4,486 Tollgrade Communications, Inc. (b) (c)..        78,640
            6,892 Viasat, Inc. (b) (c)....................       131,913
           14,599 Westell Technologies, Inc. (b)..........        92,120
            7,867 Zhone Technologies, Inc. (c)............        38,863
                                                           -------------
                                                               7,372,119
                                                           -------------

                  COMPUTER & PERIPHERALS--1.4%
           20,587 Advanced Digital Information Corp. (b)..       288,218
            3,685 Applied Films Corp. (b).................       121,679
            9,265 Avid Technology, Inc. (b) (c)...........       444,720
           16,824 Concurrent Computer Corp. (b)...........        73,521
           21,483 Cray, Inc. (b)..........................       213,326
           11,499 Dot Hill Systems Corp. (b)..............       174,210
            2,404 Drexler Technology Corp. (b) (c)........        32,863
           15,200 Electronics for Imaging, Inc. (b).......       395,504
           71,079 Gateway, Inc. (b).......................       326,963
            8,041 Hutchinson Technology, Inc. (b).........       247,180
            8,369 Hypercom Corp. (b)......................        39,836
            9,070 InFocus Corp. (b).......................        87,798
            5,111 Innovex, Inc. (b).......................        43,086
           15,088 Intergraph Corp. (b)....................       360,905
           16,468 Iomega Corp. (b)........................        98,479
            7,798 Komag, Inc. (b) (c).....................       114,085
            4,643 Neoware Systems, Inc. (b)...............        63,609
            2,471 Overland Storage, Inc. (b)..............        46,455
            9,576 PalmOne, Inc. (b) (c)...................       112,518
           19,146 Pinnacle Systems, Inc. (b)..............       163,315
           12,959 Presstek, Inc. (b) (c)..................        94,212
           44,115 Quantum Corp. (b).......................       137,639
            9,641 Rainbow Technologies, Inc. (b)..........       108,558
            4,038 SBS Technologies, Inc. (b)..............        59,399
            5,433 Sigma Designs, Inc. (b) (c).............        40,910
           67,939 Silicon Graphics, Inc. (b) (c)..........        93,076
            2,328 Stratasys, Inc. (b) (c).................        63,461
            5,445 Synaptics, Inc. (b).....................        81,566
                                                           -------------
                                                               4,127,091
                                                           -------------

                  CONSTRUCTION & ENGINEERING--0.7%
           15,740 Dycom Industries, Inc. (b)..............       422,147
            4,831 Emcor Group, Inc. (b)...................       212,081
           10,426 Granite Construction, Inc...............       244,907
            7,451 Insituform Technologies, Inc. (b).......       122,941
           10,578 Integrated Electrical Services, Inc. (b)        97,847
            5,701 MasTec, Inc. (b) (c)....................        84,432
            5,755 Perini Corp. (b)........................        52,658
           24,110 Quanta Services, Inc. (b) (c)...........       176,003
           18,662 Shaw Group, Inc. (b) (c)................       254,176
            5,305 URS Corp. (b)...........................       132,678
            9,687 Walter Industries, Inc..................       129,321
            8,207 Washington Group International, Inc. (b)       278,792
                                                           -------------
                                                               2,207,983
                                                           -------------

                                                                VALUE
       SHARES                                                  (NOTE 1)
     ---------------------------------------------------------------------

                CONSTRUCTION MATERIALS--0.2%
          5,392 Amcol International Corp.................... $     109,458
          1,950 Ameron International Corp...................        67,645
          2,173 Centex Construction Products, Inc...........       130,967
          7,540 Texas Industries, Inc.......................       278,980
                                                             -------------
                                                                   587,050
                                                             -------------

                CONSUMER FINANCE--0.3%
          6,019 Advanta Corp................................        76,562
          8,003 Cash America International, Inc.............       169,503
          3,772 Credit Acceptance Corp. (b) (c).............        57,712
         13,473 E Loan, Inc. (b) (c)........................        40,150
          8,463 Metris Cos., Inc. (c).......................        37,576
          3,634 Portfolio Recovery Associates, Inc. (b) (c).        96,483
          3,999 WFS Financial, Inc. (b).....................       169,797
          5,173 World Acceptance Corp. (b)..................       102,994
                                                             -------------
                                                                   750,777
                                                             -------------

                CONTAINERS & PACKAGING--0.6%
         10,735 Caraustar Industries, Inc. (b) (c)..........       148,143
          4,749 Chesapeake Corp. (c)........................       125,754
         53,970 Crown Holdings, Inc. (b)....................       488,968
          4,285 Greif Brothers Corp.........................       152,160
          7,104 Jarden Corp. (b)............................       194,223
         16,864 Longview Fibre Co...........................       208,271
          7,908 Myers Industries, Inc.......................        95,845
          8,078 Rock Tennessee Co...........................       139,426
          3,588 Silgan Holdings, Inc. (b)...................       152,813
                                                             -------------
                                                                 1,705,603
                                                             -------------

                DISTRIBUTORS--0.1%
          5,015 Advanced Marketing Services, Inc. (b) (c)...        57,171
          5,220 Applied Industrial Technologies, Inc........       124,549
          7,887 Handleman Co. (b)...........................       161,920
          3,736 WESCO International, Inc. (b)...............        33,064
                                                             -------------
                                                                   376,704
                                                             -------------

                DIVERSIFIED FINANCIAL SERVICES--0.3%
          2,420 Commercial Capital Bancorp, Inc. (c)........        51,812
          4,838 CompuCredit Corp. (b).......................       102,953
          5,391 Euronet Worldwide, Inc. (b) (c).............        97,038
          4,572 Financial Federal Corp......................       139,674
         13,669 GATX Corp...................................       382,459
          4,321 Medallion Financial Corp....................        41,006
          7,291 Rewards Network, Inc. (c)...................        77,722
                                                             -------------
                                                                   892,664
                                                             -------------

                DIVERSIFIED TELECOMMUNICATION SERVICES--0.7%
         58,733 Cincinnati Bell, Inc........................       296,602
          7,073 Commonwealth Telephone Enterprises, Inc. (b)       267,006
          5,790 CT Communications, Inc......................        78,165
          4,291 D & E Communications, Inc...................        62,262
         14,465 General Communication, Inc. (b).............       125,845
          4,979 Golden Telecom, Inc. (b) (c)................       138,167
          3,931 Hickory Technologies Corp. (c)..............        45,010

 See accompanying notes to statement of investments and financial statements.

                                    MSF-248

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                               VALUE
        SHARES                                                (NOTE 1)
      -------------------------------------------------------------------

                 DIVERSIFIED TELECOMMUNICATION SERVICES--(CONTINUED)
          14,184 Infonet Services Corp. (b)................ $      24,113
           4,139 Intrado, Inc. (b) (c).....................        90,851
           5,925 North Pittsburgh Systems, Inc.............       112,042
          21,748 Primus Telecomm Group, Inc. (b) (c).......       221,395
          12,837 PTEK Holdings, Inc. (b) (c)...............       113,094
          15,011 RCN Corp. (b) (c).........................        12,009
             937 Shenandoah Telecommunications Co..........        48,031
           4,762 SureWest Communications (c)...............       192,480
           8,604 TALK America Holdings, Inc. (b) (c).......        99,118
          12,019 Time Warner Telecom, Inc. (b) (c).........       121,752
           1,831 Warwick Valley Telephone Co...............        54,179
                                                            -------------
                                                                2,102,121
                                                            -------------

                 ELECTRIC UTILITIES--1.3%
          41,331 Allegheny Energy, Inc. (c)................       527,384
          10,471 Black Hills Corp..........................       312,350
           3,898 Central Vermont Public Service............        91,603
           4,702 CH Energy Group, Inc. (c).................       220,524
          14,441 Cleco Corp................................       259,649
          44,266 CMS Energy Corp. (c)......................       377,146
          15,240 El Paso Electric Co. (b)..................       203,454
           7,585 Empire District Electric Co...............       166,339
          12,473 IDACORP, Inc. (c).........................       373,192
           6,282 MGE Energy, Inc...........................       197,946
           8,396 Otter Tail Power Co.......................       224,425
          12,772 PNM Resources, Inc........................       358,893
           4,061 UIL Holdings Corp. (c)....................       183,151
           9,287 Unisource Energy Corp.....................       229,018
                                                            -------------
                                                                3,725,074
                                                            -------------

                 ELECTRICAL EQUIPMENT--1.5%
           5,573 A.O. Smith Corp...........................       195,334
          13,248 Acuity Brands, Inc........................       341,798
           9,469 Baldor Electric Co........................       216,367
           7,406 Belden, Inc...............................       156,193
           5,968 Brady Corp................................       243,196
           7,062 C&D Technologies, Inc.....................       135,379
           3,668 Encore Wire Corp. (b).....................        64,960
           5,689 Energy Conversion Devices, Inc. (b) (c)...        51,372
           2,195 Franklin Electric, Inc....................       132,776
          11,167 FuelCell Energy, Inc. (b) (c).............       145,171
          13,691 Generale Cable Corp. (c)..................       111,582
           3,961 Genlyte Group, Inc. (b)...................       231,243
           5,527 Global Power Equipment Group, Inc. (b) (c)        36,920
          27,086 GrafTech International, Ltd. (b)..........       365,661
           3,637 II-VI, Inc. (b)...........................        93,835
           1,196 Metrologic Instruments, Inc. (c)..........        32,292
           8,643 Paxar Corp. (b)...........................       115,816
           3,227 Penn Engineering & Manufacturing Corp.....        61,410
           7,040 Plug Power, Inc. (b) (c)..................        51,040
           1,930 Powell Industries, Inc. (b)...............        36,959
          20,839 Power-One, Inc. (b).......................       225,686
          10,679 Rayovac Corp. (b) (c).....................       223,725
           7,726 Regal Beloit Corp.........................       169,972
          10,154 Roper Industries, Inc.....................       500,186

                                                              VALUE
         SHARES                                              (NOTE 1)
       -----------------------------------------------------------------

                  ELECTRICAL EQUIPMENT--(CONTINUED)
           13,616 Thomas & Betts Corp..................... $     311,670
           15,206 Valence Technology, Inc. (b) (c)........        58,543
            5,410 Vicor Corp. (b).........................        61,728
            2,916 Woodward Governor Co....................       165,716
                                                           -------------
                                                               4,536,530
                                                           -------------

                  ELECTRONIC EQUIPMENT & INSTRUMENTS--2.8%
           16,321 Aeroflex, Inc. (b)......................       190,792
            8,162 Agilysys, Inc. (c)......................        91,006
            2,602 Analogic Corp...........................       106,682
           10,804 Anixter International, Inc. (b).........       279,608
           13,223 Artesyn Technologies, Inc. (b)..........       112,660
            3,030 BEI Technologies, Inc...................        60,600
           13,277 Benchmark Electronics, Inc. (b).........       462,172
           10,769 Checkpoint Systems, Inc. (b)............       203,642
           11,103 Cognex Corp.............................       313,549
            9,206 Coherent, Inc. (b)......................       219,103
           11,261 CTS Corp................................       129,501
            4,716 Daktronics, Inc. (b) (c)................       118,655
            9,263 Electro Scientific Industries, Inc. (b).       220,459
            3,048 Excel Technology, Inc. (b)..............       100,157
            3,979 Fargo Electronics, Inc. (b) (c).........        50,613
           10,791 Flir Systems, Inc. (b)..................       393,871
            4,911 Global Imaging Systems, Inc. (b) (c)....       155,924
           28,078 Identix, Inc. (b) (c)...................       124,947
            5,441 Intermagnetics General Corp. (b)........       120,573
            6,972 Itron, Inc. (b) (c).....................       128,006
            3,823 Keithley Instruments, Inc...............        69,961
           28,238 Kemet Corp. (b).........................       386,578
           19,524 Lexar Media, Inc. (b)...................       340,303
            6,324 Littelfuse, Inc. (b)....................       182,258
            4,917 LSI Industries, Inc.....................        66,380
           11,004 Methode Electronics, Inc................       134,579
            6,920 MTS Systems Corp........................       133,072
           12,565 Newport Corp............................       207,699
            4,305 OSI Systems, Inc. (b)...................        82,699
            5,693 Park Electrochemical Corp...............       150,808
            7,035 Pemstar, Inc. (b).......................        23,145
            5,253 Photon Dynamics, Inc. (b) (c)...........       211,381
            4,648 Planar Systems, Inc. (b)................       113,039
           14,166 Plexus Corp. (b)........................       243,230
            4,221 Research Frontiers, Inc. (b) (c)........        39,213
            3,861 Rofin Sinar Technologies, Inc. (b)......       133,436
            5,196 Rogers Corp. (b)........................       229,248
            3,541 ScanSource, Inc. (b) (c)................       161,540
           15,234 Superconductor Technologies, Inc. (b)...        85,006
           13,177 Technitrol, Inc.........................       273,291
           10,379 Trimble Navigation, Ltd. (b)............       386,514
            6,228 TTM Technologies, Inc. (b) (c)..........       105,129
            4,560 Universal Display Corp. (b) (c).........        62,335
            9,582 Varian, Inc. (b)........................       399,857
            8,538 Veeco Instruments, Inc. (b) (c).........       240,772
            2,953 Woodhead Industries, Inc................        49,906

 See accompanying notes to statement of investments and financial statements.

                                    MSF-249

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                 VALUE
      SHARES                                                    (NOTE 1)
    -----------------------------------------------------------------------

               ELECTRONIC EQUIPMENT & INSTRUMENTS--(CONTINUED)
         6,734 X-Rite, Inc................................... $      76,229
         4,460 Zygo Corp. (b)................................        73,545
                                                              -------------
                                                                  8,243,673
                                                              -------------

               ENERGY EQUIPMENT & SERVICES--1.3%
         2,436 Atwood Oceanics, Inc. (b).....................        77,806
        11,968 Cal Dive International, Inc. (b)..............       288,548
         3,366 Carbo Ceramics, Inc. (b)......................       172,507
         1,917 Dril-Quip, Inc. (b)...........................        31,247
        23,312 Global Industries, Inc. (b)...................       120,057
        52,078 Grey Wolf, Inc. (b)...........................       194,772
         3,421 Gulf Islands Fabrication, Inc. (b)............        58,260
         4,508 Gulfmark Offshore, Inc. (b)...................        63,112
        16,947 Hanover Compressor Co. (b)....................       188,959
         8,019 Horizon Offshore, Inc. (b) (c)................        35,284
         4,520 Hydril Co. (b)................................       108,164
        11,094 Input/Output, Inc. (b) (c)....................        50,034
         9,327 Lone Star Technologies, Inc. (b)..............       149,045
         1,600 Lufkin Industries, Inc........................        46,064
         5,346 Matrix Service Co. (b)........................        97,030
        13,745 Maverick Tube Corp. (b).......................       264,591
        23,345 Newpark Resources, Inc. (b)...................       111,823
         7,523 Oceaneering International, Inc. (b)...........       210,644
         6,142 Offshore Logistics, Inc. (b)..................       150,602
         8,321 Oil States International, Inc. (b)............       115,995
        28,519 Parker Drilling Co. (b).......................        72,723
         1,503 Petroleum Helicopters, Inc. (b)...............        36,823
         3,240 RPC, Inc......................................        35,608
         5,574 Seacor Smit, Inc. (b).........................       234,275
        16,381 Superior Energy Services, Inc. (b)............       153,981
         6,536 Tetra Technologies, Inc. (b)..................       158,433
        11,987 Unit Corp. (b)................................       282,294
         5,550 Universal Compression Holdings, Inc. (b)......       145,188
        10,085 Veritas DGC, Inc. (b).........................       105,691
         7,837 W-H Energy Services, Inc. (b).................       126,959
                                                              -------------
                                                                  3,886,519
                                                              -------------

               FOOD & STAPLES RETAILING--0.6%
         7,942 7-Eleven, Inc. (b) (c)........................       127,469
        14,758 Casey's General Stores, Inc...................       260,626
         2,485 Central European Distribution Corp. (b) (c)...        78,526
         7,356 Duane Reade, Inc. (b).........................       124,463
         4,737 Great Atlantic & Pacific Tea Co., Inc. (b) (c)        39,791
         2,547 Ingles Markets, Inc...........................        26,158
        10,271 Longs Drug Stores Corp........................       254,104
         3,943 Nash Finch Co.................................        88,087
         8,178 Pathmark Stores, Inc. (b).....................        62,153
        10,671 Ruddick Corp..................................       191,011
         6,279 United Natural Foods, Inc. (b)................       225,479
         3,787 Weis Markets, Inc.............................       137,468
         8,433 Wild Oats Markets, Inc. (b)...................       109,039
                                                              -------------
                                                                  1,724,374
                                                              -------------

                                                                 VALUE
      SHARES                                                    (NOTE 1)
    -----------------------------------------------------------------------

               FOOD PRODUCTS--1.2%
         5,149 American Italian Pasta Co. (Class A) (b) (c).. $     215,743
         5,228 Central Garden & Pet Co. (b)..................       146,541
        12,162 Chiquita Brands International, Inc. (b) (c)...       274,010
        11,792 Corn Products International, Inc..............       406,235
        12,278 Delta & Pine Land Co..........................       311,861
           244 Farmer Brothers Co. (c).......................        75,945
        10,593 Flowers Foods, Inc............................       273,299
         7,552 Hain Celestial Group, Inc. (b)................       175,282
         1,846 Horizon Organic Holding Corp. (b).............        44,212
         5,927 International Multifoods Corp.................       106,686
        14,961 Interstate Bakeries Corp......................       212,895
         2,151 J & J Snack Foods Corp. (b)...................        81,222
         2,128 John B Sanfilippo & Son, Inc. (b) (c).........       108,613
         8,560 Lance, Inc....................................       128,657
         3,280 M & F Worldwide Corp..........................        43,821
         7,173 Pilgrims Pride Corp...........................       117,135
         9,187 Ralcorp Holdings, Inc. (b)....................       288,104
         2,616 Riviana Foods, Inc............................        71,652
         2,380 Sanderson Farms, Inc..........................        95,914
        13,790 Sensient Technologies Corp....................       272,628
         2,812 Tejon Ranch Co. (b) (c).......................       115,320
         2,959 USANA Health Sciences, Inc. (b) (c)...........        90,545
                                                              -------------
                                                                  3,656,320
                                                              -------------

               GAS UTILITIES--1.0%
        14,912 Atmos Energy Corp.............................       362,362
         4,390 Cascade Natural Gas Corp......................        92,585
         1,913 Chesapeake Utilities Corp.....................        49,834
        11,404 Energen Corp..................................       467,906
         6,313 Laclede Group, Inc............................       180,236
         8,529 New Jersey Resources Corp.....................       328,452
         7,997 Northwest Natural Gas Co......................       245,908
         5,268 NUI Corp. (c).................................        84,920
         4,780 Semco Energy, Inc.............................        23,422
         4,060 South Jersey Industries, Inc..................       164,430
        18,128 Southern Union Co. (b)........................       333,555
        10,266 Southwest Gas Corp............................       230,472
        11,625 Southwestern Energy Co. (b)...................       277,837
                                                              -------------
                                                                  2,841,919
                                                              -------------

               HEALTH CARE EQUIPMENT & SUPPLIES--3.8%
         1,716 1-800 Contacts, Inc. (b)......................        36,036
         9,534 Advanced Medical Optics, Inc. (b).............       187,343
         5,953 Advanced Neuromodulation Systems, Inc. (b) (c)       273,719
         8,376 Aksys, Ltd. (b) (c)...........................        73,960
         4,331 Alaris Medical, Inc. (b)......................        65,875
        14,524 Align Technology, Inc. (b)....................       239,936
         6,793 American Medical Systems Holdings, Inc. (b)...       148,087
         7,584 Arrow International, Inc......................       189,448
         7,063 Arthrocare Corp. (b) (c)......................       173,043
         6,258 Biolase Technology, Inc. (b) (c)..............       103,883
         3,879 Biosite Diagnostics, Inc. (b) (c).............       112,297
         1,337 Bruker Biosciences Corp.......................         6,083
         2,489 Candela Corp..................................        45,250
        14,912 Cardiac Science, Inc. (b) (c).................        59,499

 See accompanying notes to statement of investments and financial statements.

                                    MSF-250

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                VALUE
        SHARES                                                 (NOTE 1)
      --------------------------------------------------------------------

                 HEALTH CARE EQUIPMENT & SUPPLIES--(CONTINUED)
           7,915 Cardiodynamics International Corp. (b) (c). $      47,253
           3,048 Cerus Corp. (b)............................        13,838
           4,739 Cholestech Corp. (b).......................        36,159
           3,124 Closure Medical Corp. (b)..................       105,997
           1,864 Computer Programs & Systems, Inc. (c)......        37,504
           5,125 Conceptus, Inc. (b) (c)....................        54,428
           9,103 Conmed Corp. (b)...........................       216,651
          10,115 Cooper Cos., Inc...........................       476,720
           7,955 CTI Molecular Imaging, Inc. (b)............       134,519
           7,290 Cyberonics, Inc. (b).......................       233,353
          36,658 Cytyc Corp. (b)............................       504,414
          13,108 Dade Behring Holdings, Inc. (b)............       468,480
           3,241 Datascope Corp.............................       116,190
           6,671 Diagnostic Products Corp...................       306,266
           2,099 DJ Orthopedics, Inc........................        56,253
           3,580 Epix Medical, Inc. (b).....................        58,282
           2,204 Exactech, Inc. (b).........................        32,509
           4,890 Haemonetics Corp. (b)......................       116,822
           6,535 Hologic, Inc. (b) (c)......................       113,252
           5,191 i-STAT Corp. (b) (c).......................        79,422
           3,486 ICU Medical, Inc. (b) (c)..................       119,500
           5,893 IGEN International, Inc. (b)...............       347,157
           6,336 Immucor Corp. (b) (c)......................       129,191
           8,730 INAMED Corp. (b)...........................       419,564
           5,630 Integra LifeSciences Holdings Corp. (b)....       161,187
           6,903 Interpore International, Inc. (b) (c)......        89,739
           7,331 Intuitive Surgical, Inc. (c)...............       125,287
           8,590 Invacare Corp..............................       346,778
           3,553 Inverness Medical Innovations, Inc. (b) (c)        77,384
           2,566 Kensey Nash Corp. (b)......................        59,660
           5,958 Kyphon, Inc. (b)...........................       147,937
           4,575 Laserscope (b) (c).........................        71,324
           2,775 Medical Action Indiana, Inc. (b) (c).......        51,920
          13,321 Mentor Corp. (c)...........................       320,503
           3,578 Meridian Bioscience, Inc. (c)..............        37,319
           7,309 Merit Medical Systems, Inc. (b)............       162,706
           2,134 Mine Safety Appliances Co..................       169,674
           4,157 Molecular Devices Corp. (b)................        78,941
           5,260 Novoste Corp. (b) (c)......................        25,195
           6,133 Ocular Sciences, Inc. (b)..................       176,078
           7,908 Orthologic Corp. (b).......................        48,476
           5,093 Osteotech, Inc. (b)........................        44,818
           5,054 Polymedica Corp. (c).......................       132,971
           4,656 Possis Medical, Inc. (b) (c)...............        91,956
           6,355 Quidel Corp. (b)...........................        68,761
           7,689 Regeneration Technologies, Inc. (b) (c)....        84,271
           7,577 Sola International, Inc. (b)...............       142,448
           4,710 Sonosite, Inc. (b).........................       100,982
           5,711 Staar Surgical Co. (b) (c).................        64,306
           4,540 Surmodics, Inc. (b) (c)....................       108,506
          13,107 Sybron Dental Specialties, Inc. (b)........       368,307
           2,825 Synovis Life Technologies, Inc. (b) (c)....        57,461
           7,400 Theragenics Corp. (b)......................        40,478
           7,986 Therasense, Inc. (b).......................       162,116
          16,368 Thoratec Corp. (b) (c).....................       212,948
           7,610 TriPath Imaging, Inc. (b)..................        59,358

                                                                VALUE
       SHARES                                                  (NOTE 1)
     ---------------------------------------------------------------------

                HEALTH CARE EQUIPMENT & SUPPLIES--(CONTINUED)
          4,062 Ventana Medical Systems, Inc. (b)........... $     160,043
          8,651 Viasys Healthcare, Inc. (b).................       178,211
         13,319 VISX, Inc. (b)..............................       308,335
          1,659 Vital Signs, Inc............................        54,249
          3,563 West Pharmaceutical Services, Inc...........       120,786
          6,649 Wilson Greatbatch Technologies, Inc. (b) (c)       281,053
          5,207 Wright Medical Group, Inc. (b)..............       158,501
          1,529 Young Innovations, Inc. (b).................        55,044
          2,810 Zoll Medical Corp. (b) (c)..................        99,699
                                                             -------------
                                                                11,243,899
                                                             -------------

                HEALTH CARE PROVIDERS & SERVICES--3.4%
         15,629 Accredo Health, Inc. (b)....................       494,033
         10,853 Alderwoods Group, Inc. (b)..................       102,235
          8,622 American Healthways, Inc. (b) (c)...........       205,807
          7,727 AMERIGROUP Corp. (b)........................       329,556
          6,049 AMN Healthcare Services, Inc. (b) (c).......       103,801
          6,609 Amsurg Corp. (b)............................       250,415
         34,091 Beverly Enterprises, Inc. (b) (c)...........       292,842
          2,080 Cantel Medical Corp. (b)....................        33,675
          5,746 Centene Corp. (b)...........................       160,945
          9,277 Cerner Corp. (b) (c)........................       351,134
          4,358 Chronimed, Inc. (b).........................        36,956
          2,597 Corvel Corp. (b)............................        97,647
         20,102 Covance, Inc. (b)...........................       538,734
          6,425 Cross Country Healthcare, Inc. (b) (c)......        95,861
          4,244 Cryolife, Inc. (b) (c)......................        24,530
          4,427 Curative Health Services, Inc. (c)..........        61,093
          3,526 D&K Healthcare Resources, Inc...............        47,812
          1,715 Dynacq Healthcare, Inc. (c).................        13,171
          8,842 eResearch Technology, Inc. (b) (c)..........       224,764
          3,913 Genesis Healthcare Corp. (b)................        89,138
          8,301 Gentiva Health Services, Inc. (c)...........       104,925
          6,874 Hanger Orthopedic Group, Inc. (b) (c).......       107,028
         18,694 Hooper Holmes, Inc..........................       115,529
          5,714 IDX Systems Corp. (b) (c)...................       153,249
          2,162 IMPAC Medical Systems, Inc. (b).............        55,261
          9,731 Inveresk Research Group, Inc. (b)...........       240,648
          3,918 Kindred Healthcare, Inc. (b) (c)............       203,658
          2,489 LabOne, Inc.................................        80,818
          3,296 Lifeline Systems, Inc. (b)..................        62,624
         12,269 LifePoint Hospitals, Inc. (b)...............       361,322
          3,137 Matria Healthcare, Inc. (b).................        66,285
          5,649 Maximus, Inc. (b)...........................       221,045
          6,317 MIM Corp. (b)...............................        44,408
          2,378 National Healthcare Corp. (b)...............        47,322
          7,826 NeighborCare, Inc. (b)......................       154,563
         10,481 Odyssey Healthcare, Inc. (b)................       306,674
          4,867 Omnicell, Inc. (b)..........................        78,845
          3,625 Option Care, Inc. (b).......................        38,715
         16,542 Orthodontic Centers of America, Inc. (b) (c)       133,163
         10,880 Owens & Minor, Inc..........................       238,381
          8,457 Parexel International Corp. (b).............       137,511
          7,724 Pediatrix Medical Group, Inc. (b)...........       425,515
          8,172 Per-Se Technologies, Inc. (b)...............       124,705

 See accompanying notes to statement of investments and financial statements.

                                    MSF-251

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                  VALUE
     SHARES                                                      (NOTE 1)
   -------------------------------------------------------------------------

              HEALTH CARE PROVIDERS & SERVICES--(CONTINUED)
       11,334 Priority Healthcare Corp. (Class B) (b) (c)..... $     273,263
       16,205 Province Healthcare Co. (b).....................       259,280
       23,469 PSS World Medical, Inc. (b).....................       283,271
        4,727 RehabCare Group, Inc. (b).......................       100,496
       15,156 Select Medical Corp. (b)........................       246,740
        8,810 Sierra Health Services, Inc. (b) (c)............       241,834
       31,923 Stewart Enterprises, Inc........................       181,323
        5,997 Sunrise Assisted Living, Inc. (b) (c)...........       232,324
        3,213 The Advisory Board Co. (b)......................       112,166
        3,985 U.S. Physical Therapy, Inc. (b) (c).............        62,684
        5,477 United Surgical Partners International, Inc. (b)       183,370
       22,558 US Oncology, Inc. (b)...........................       242,724
        9,921 VCA Antech, Inc. (b)............................       307,353
        3,959 VistaCare, Inc. (Class A) (b)...................       139,159
        3,014 Vital Images, Inc. (b) (c)......................        53,770
        8,842 Vitalworks, Inc. (b)............................        39,082
                                                               -------------
                                                                  10,015,182
                                                               -------------

              HOTELS, RESTAURANTS & LEISURE--2.8%
       16,182 Alliance Gaming Corp. (b).......................       398,886
        3,587 Ameristar Casinos, Inc. (b) (c).................        87,774
        8,309 Argosy Gaming Corp. (b).........................       215,951
        9,314 Aztar Corp. (b).................................       209,565
       11,552 Bally Total Fitness Holding Corp. (b)...........        80,864
       11,106 Bob Evans Farms, Inc............................       360,501
        7,758 Boca Resorts, Inc. (b)..........................       116,060
       10,520 Boyd Gaming Corp................................       169,793
        5,496 California Pizza Kitchen, Inc. (b) (c)..........       110,634
        7,670 CEC Entertainment, Inc. (b).....................       363,481
        5,028 Chicago Pizza & Brewery, Inc. (b) (c)...........        75,018
        6,077 Choice Hotels, Inc. (b).........................       214,214
        1,995 Churchill Downs, Inc............................        72,221
       13,822 CKE Restaurants, Inc. (b) (c)...................        88,323
        2,722 Dave & Buster's, Inc. (b) (c)...................        34,515
       23,361 Extended Stay America, Inc. (b).................       338,267
        4,117 Gaylord Entertainment Co. (b)...................       122,892
        6,546 IHOP Corp. (b)..................................       251,890
        4,427 Isle of Capri Casinos, Inc. (b).................        95,048
       11,179 Jack in the Box, Inc. (b).......................       238,783
        7,121 Landry's Restaurants, Inc.......................       183,152
        5,193 Lone Star Steakhouse & Saloon, Inc..............       120,374
       10,959 Magna Entertainment Corp. (b) (c)...............        55,562
        6,399 Marcus Corp.....................................       104,944
        7,644 MTR Gaming Group, Inc. (b) (c)..................        78,733
        3,545 Multimedia Games, Inc. (b) (c)..................       145,699
        5,425 Navigant International, Inc. (b)................        75,136
        6,600 O'Charleys, Inc. (b) (c)........................       118,470
        8,278 P.F. Chang's China Bistro, Inc. (b) (c).........       421,185
        9,107 Panera Bread Co. (b) (c)........................       360,000
        3,682 Papa John's International, Inc. (b) (c).........       122,905
        3,703 Peet's Coffee & Tea, Inc. (b) (c)...............        64,469
        9,866 Penn National Gaming, Inc. (b)..................       227,707
        5,956 Pinnacle Entertainment, Inc. (b)................        55,510
       12,261 Prime Hospitality Corp. (b).....................       125,062
        9,508 Rare Hospitality International, Inc. (b)........       232,376

                                                               VALUE
        SHARES                                                (NOTE 1)
      -------------------------------------------------------------------

                 HOTELS, RESTAURANTS & LEISURE--(CONTINUED)
           2,955 Redeemable Robin Gourmet Burgers, Inc. (b) $      89,950
          14,640 Ryan's Family Steak Houses, Inc. (b)......       221,650
          16,291 Scientific Games Corp. (b)................       277,110
           5,490 Shuffle Master, Inc. (b) (c)..............       190,064
          30,460 Six Flags, Inc............................       229,059
          12,681 Sonic Corp. (b)...........................       388,292
           4,654 Speedway Motorsports, Inc.................       134,594
           7,345 The Steak N Shake Co. (b).................       131,108
           9,097 Triarc Cos., Inc. (c).....................        98,066
           6,244 Vail Resorts, Inc. (b)....................       106,148
           7,298 WMS Industries, Inc. (b) (c)..............       191,208
                                                            -------------
                                                                8,193,213
                                                            -------------

                 HOUSEHOLD DURABLES--1.5%
          20,172 American Greetings Corp. (Class A) (b)....       441,162
           6,638 Applica, Inc. (b).........................        50,449
           2,866 Bassett Furniture Industries, Inc. (c)....        47,289
           4,278 Beazer Homes USA, Inc. (b) (c)............       417,789
          17,171 Champion Enterprises, Inc. (b) (c)........       120,197
           1,634 CSS Industries, Inc. (b)..................        50,670
           4,197 Department 56, Inc. (b)...................        54,981
           2,011 Dominion Homes, Inc. (b)..................        60,994
           4,694 Emerson Radio Corp. (b)...................        17,649
          11,938 Fleetwood Enterprises, Inc. (b) (c).......       122,484
          11,862 Interface, Inc............................        65,597
           7,262 Kimball International, Inc. (Class B).....       112,924
           3,987 Libbey, Inc. (c)..........................       113,550
           3,282 M/I Schottenstein Homes, Inc. (c).........       128,162
           9,358 Mathews International Corp................       276,903
           2,896 Meritage Corp. (b)........................       192,034
           1,320 National Presto Industries, Inc...........        47,718
           3,263 Oneida, Ltd. (c)..........................        19,219
           5,679 Palm Harbor Homes, Inc. (b) (c)...........       101,484
           2,682 Russ Berrie & Co., Inc....................        90,920
           1,694 Skyline Corp..............................        59,070
          10,249 Standard-Pacific Corp.....................       497,589
           1,443 Stanley Furniture, Inc....................        45,454
          10,089 The Topps Co., Inc. (b)...................       103,513
           8,021 Toro Co...................................       372,174
          16,944 Tupperware Corp...........................       293,809
           3,851 Universal Electronics, Inc. (b)...........        49,062
           5,587 WCI Communities, Inc. (b).................       115,148
           1,351 William Lyon Homes, Inc. (b) (c)..........        84,802
          10,231 Yankee Candle Co., Inc. (b)...............       279,613
                                                            -------------
                                                                4,432,409
                                                            -------------

                 HOUSEHOLD PRODUCTS--0.1%
           5,467 WD-40 Co..................................       193,313
                                                            -------------

                 IT SERVICES--1.7%
          13,103 American Management Systems, Inc. (b).....       197,462
           6,122 Anteon International Corp. (b)............       220,698
           9,405 CACI International, Inc. (b)..............       457,271
          16,935 Ciber, Inc. (b)...........................       146,657
           7,911 Computer Horizons Corp. (b)...............        31,090

 See accompanying notes to statement of investments and financial statements.

                                    MSF-252

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                               VALUE
         SHARES                                               (NOTE 1)
       ---------------------------------------------------------------------

                  IT SERVICES--(CONTINUED)
            5,604 Forrester Research, Inc. (b)............. $     100,144
           26,232 Gartner, Inc. (Class A) (b)..............       296,684
            3,262 Integral Systems, Inc. (b)...............        70,198
            6,008 InterCept, Inc. (b) (c)..................        67,830
           18,071 Keane, Inc. (b)..........................       264,560
            7,718 Lionbridge Technologies, Inc. (b) (c)....        74,170
            7,163 Manhattan Associates, Inc. (b) (c).......       197,985
            4,402 Mantech International Corp. (b)..........       109,830
           30,681 MPS Group, Inc. (b)......................       286,867
            8,195 Pegasus Solutions, Inc. (b) (c)..........        85,802
           23,996 Perot Systems Corp. (b)..................       323,466
            7,814 ProQuest Co. (b) (c).....................       230,122
            6,495 Resources Connection, Inc. (b)...........       177,379
           39,466 Safeguard Scientifics, Inc. (b)..........       159,443
           25,102 Sapient Corp. (b)........................       140,571
            4,339 SM&A (b).................................        50,766
            2,493 SRA International, Inc. (b)..............       107,448
            3,490 StarTek, Inc. (b)........................       142,357
            6,688 Sykes Enterprises, Inc. (b)..............        57,249
            1,632 Syntel, Inc. (b) (c).....................        40,327
            4,122 Tier Technologies, Inc. (b)..............        33,677
           26,023 Titan Corp. (b)..........................       567,562
           13,466 Tyler Technologies, Inc. (b).............       129,678
           29,797 Verso Technologies, Inc. (b) (c).........        95,350
                                                            -------------
                                                                4,862,643
                                                            -------------

                  INDUSTRIAL CONGLOMERATES--0.2%
           11,210 Denbury Resources, Inc. (b)..............       155,931
            6,366 Gerber Scientific, Inc...................        50,674
            7,183 Hexcel Corp. (b) (c).....................        53,226
            4,106 Lydall, Inc. (b).........................        41,840
            2,258 Raven Industries, Inc....................        66,611
            3,627 Standex International Corp...............       101,556
           10,102 Tredegar Industries, Inc.................       156,884
                                                            -------------
                                                                  626,722
                                                            -------------

                  INSURANCE--2.5%
            7,608 21st Century Insurance Group.............       104,610
           11,623 Alfa Corp................................       149,472
           17,401 Allmerica Financial Corp. (b)............       535,429
            3,804 American Medical Security Group, Inc. (b)        85,286
            2,659 American Physicians Capital, Inc. (b)....        48,926
           12,781 Amerus Group Co. (c).....................       446,952
            5,866 Argonaut Group, Inc......................        91,158
            2,528 Baldwin & Lyons, Inc. (Class B)..........        70,936
            9,513 Citizens, Inc. (b) (c)...................        89,711
            4,378 CNA Surety Corp..........................        41,635
            7,788 Commerce Group, Inc......................       307,626
            8,036 Delphi Financial Group, Inc..............       289,278
            1,068 Enstar Group, Inc. (b) (c)...............        50,250
            3,873 FBL Financial Group, Inc.................        99,923
            2,326 Financial Industries Corp................        32,797
           19,935 Fremont General Corp. (c)................       337,101
            2,212 Great American Financial Resources, Inc..        35,879
            9,879 Harleysville Group, Inc..................       196,493

                                                                   VALUE
        SHARES                                                    (NOTE 1)
      -----------------------------------------------------------------------

                    INSURANCE--(CONTINUED)
           5,381    HealthExtras, Inc. (b)..................... $      72,105
          10,301    Hilb, Rogal & Hamilton Co. (c).............       330,353
          12,827    Horace Mann Educators Corp.................       179,193
           4,087    Infinity Property & Casualty Corp..........       135,075
           1,026    Kansas City Life Insurance Co..............        47,401
           6,365    Landamerica Financial Group, Inc...........       332,635
           2,088    Midland Co.................................        49,319
             717    National Western Life Insurance Co. (b)....       111,027
           1,207    Navigators Group, Inc. (b).................        37,260
          18,179    Ohio Casualty Corp.........................       315,587
           3,263    Penn America Group, Inc....................        43,300
           5,403    Philadelphia Consolidated Holding Corp. (b)       263,828
          30,812    Phoenix Cos., Inc. (c).....................       370,976
           7,268    PMA Capital Corp. (c)......................        37,212
           6,818    Presidential Life Corp.....................        89,725
           7,773    ProAssurance Corp. (b) (c).................       249,902
           5,942    RLI Corp...................................       222,587
           3,237    Safety Insurance Group, Inc................        55,385
           8,814    Selective Insurance Group, Inc.............       285,221
           4,247    State Auto Financial Corp..................        99,337
           5,777    Stewart Information Services Corp. (b).....       234,257
           2,519    Triad Guaranty, Inc. (b)...................       126,832
          12,259    UICI, Inc. (b).............................       162,800
           2,815    United Fire & Casualty Co..................       113,613
           7,397    United States I Holdings Corp. (b).........        96,531
           6,448    Universal American Financial Corp. (b) (c).        63,900
           2,925    Zenith National Insurance Corp. (c)........        95,209
                                                                -------------
                                                                    7,234,032
                                                                -------------

                    INTERNET & CATALOG RETAIL--0.5%
           6,390    1-800-FLOWERS.COM, Inc. (b)................        70,673
          11,427    Alloy Online, Inc. (b) (c).................        59,535
           2,240    Blair Corp.................................        54,522
           6,803    Coldwater Creek, Inc. (b)..................        74,833
          10,687    drugstore.com, Inc. (b) (c)................        58,885
           5,680    GSI Commerce, Inc. (b) (c).................        55,442
          15,229    Insight Enterprises, Inc. (b)..............       286,305
           3,541    Netflix, Inc. (b) (c)......................       193,657
           3,095    Overstock.com, Inc. (b) (c)................        61,467
           6,416    Priceline.com, Inc. (b) (c)................       114,846
           5,377    School Specialty, Inc. (b) (c).............       182,872
          12,269    Stamps.com, Inc. (b).......................        76,068
          15,390    Summit America Television, Inc. (b)........        60,329
           6,618    The J. Jill Group, Inc. (b)................        84,115
           5,481    ValueVision Media, Inc. (b) (c)............        91,533
                                                                -------------
                                                                    1,525,082
                                                                -------------

                    INTERNET SOFTWARE & SERVICES--2.3%
          33,807    Akamai Technologies, Inc. (b) (c)..........       363,425
           5,874    Allscripts Heathcare Solutions, Inc. (b)...        31,250
           2,856    Altiris, Inc. (b) (c)......................       104,187
          87,919    Ariba, Inc. (b)............................       263,757
           9,910    Asiainfo Holdings, Inc. (b) (c)............        66,199
          11,416    Ask Jeeves, Inc. (b) (c)...................       206,858
           9,420    Autobytel Inc. (b).........................        85,534

 See accompanying notes to statement of investments and financial statements.

                                    MSF-253

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                  VALUE
         SHARES                                                  (NOTE 1)
       ---------------------------------------------------------------------

                     INTERNET SOFTWARE & SERVICES--(CONTINUED)
            7,863    BroadVision, Inc. (b) (c)................ $      33,496
          121,752    CMG Information Services, Inc. (b).......       216,719
           32,797    CNET Networks, Inc. (b)..................       223,676
            9,556    Digital Insight Corp. (b)................       237,944
            8,608    Digital River, Inc. (b)..................       190,237
           10,062    DigitalThink, Inc. (b)...................        28,274
            5,016    Digitas, Inc. (b)........................        46,749
           39,216    Earthlink, Inc. (b)......................       392,160
            3,980    eCollege.com, Inc. (b) (c)...............        73,471
            4,159    eUniverse, Inc. (b) (c)..................         6,654
            3,695    FindWhat.com (b) (c).....................        69,281
           10,669    FreeMarkets, Inc. (b)....................        71,376
           23,640    HomeStore, Inc. (b) (c)..................       111,817
            8,402    InfoSpace, Inc. (b)......................       193,666
            3,231    Interland, Inc. (b)......................        21,098
           12,710    Internet Security Systems, Inc. (b)......       239,329
           14,801    Interwoven, Inc. (b).....................       187,085
            5,477    J2 Global Communications, Inc. (b) (c)...       135,665
            6,535    Kana Software, Inc. (b) (c)..............        22,023
            6,539    Keynote Systems, Inc. (b)................        77,814
           25,568    LookSmart, Ltd. (b) (c)..................        39,630
           12,771    MatrixOne, Inc. (b)......................        78,669
            2,523    Neoforma, Inc. (b) (c)...................        26,845
            6,912    Net2Phone, Inc. (b)......................        47,002
            7,487    Netegrity, Inc. (b)......................        77,191
            2,351    Netratings, Inc. (b).....................        26,872
            6,652    NIC, Inc. (b)............................        53,416
           19,873    Openwave Systems, Inc. (b)...............       218,603
           15,932    Opsware, Inc. (b) (c)....................       117,897
            2,419    PEC Solutions, Inc. (b) (c)..............        41,002
           20,341    Raindance Communications, Inc. (b).......        55,938
            9,994    Register.com, Inc. (b)...................        52,469
           17,785    Retek, Inc. (b)..........................       165,045
           22,938    S1 Corp. (b).............................       184,651
           26,167    SeeBeyond Technology Corp. (b)...........       112,256
            5,564    Sohu.com, Inc. (b) (c)...................       166,976
           17,115    SonicWall, Inc. (b)......................       133,497
            6,155    Stellent, Inc. (b).......................        60,565
            8,323    Support.com, Inc. (b)....................       109,447
            8,243    Trizetto Group, Inc. (b).................        53,167
           14,026    United Online, Inc. (b) (c)..............       235,497
           21,830    Valueclick, Inc. (b).....................       198,216
           71,500    Vignette Corp. (b).......................       162,305
            5,789    Vitria Technology, Inc. (b) (c)..........        41,102
           10,034    Watchguard Technologies, Inc. (b) (c)....        58,398
            7,955    WebEx Communications, Inc. (b) (c).......       159,895
           15,045    webMethods, Inc. (b).....................       137,662
            5,730    Websense, Inc. (b) (c)...................       167,545
                                                               -------------
                                                                   6,681,502
                                                               -------------

                     INVESTMENT COMPANY--1.9%
           51,400    iShares Russell 2000 Index Fund..........     5,695,120
                                                               -------------

                     LEISURE EQUIPMENT & PRODUCTS--0.6%
            5,107    Action Performance Cos., Inc. (c)........       100,097
            4,344    Arctic Cat, Inc..........................       107,297
            4,655    Boyds Collection, Ltd. (b)...............        19,784

                                                               VALUE
         SHARES                                               (NOTE 1)
       ------------------------------------------------------------------

                  LEISURE EQUIPMENT & PRODUCTS--(CONTINUED)
           21,572 Callaway Golf Co......................... $     363,488
            6,556 Concord Camera Corp. (b).................        60,643
            8,157 JAKKS Pacific, Inc. (b) (c)..............       107,346
            8,101 K2, Inc. (b) (c).........................       123,216
            4,515 MarineMax, Inc. (b)......................        87,727
            6,216 Midway Games, Inc. (b) (c)...............        24,118
            9,454 Nautilus Group, Inc. (b) (c).............       132,829
            8,234 Oakley, Inc. (b) (c).....................       113,959
            4,471 RC2 Corp. (b)............................        92,773
            9,827 SCP Pool Corp. (b).......................       321,146
            7,119 Sturm Ruger & Co., Inc...................        80,943
                                                            -------------
                                                                1,735,366
                                                            -------------

                  MACHINERY--3.3%
            6,947 Actuant Corp. (b)........................       251,481
            8,725 Albany International Corp. (Class A).....       295,777
            4,225 Astec Industries, Inc. (b)...............        51,841
            2,339 ASV, Inc. (b) (c)........................        87,385
            3,678 Barnes Group, Inc........................       118,836
            1,438 BHA Group Holdings, Inc..................        36,166
            7,073 Briggs & Stratton Corp...................       476,720
            3,418 Cascade Corp.............................        76,221
            2,307 Ceradyne, Inc. (b) (c)...................        78,576
            4,125 Circor International, Inc................        99,413
            8,169 Clarcor, Inc.............................       360,253
            5,045 Cuno, Inc. (b) (c).......................       227,176
            5,568 Dionex Corp. (b).........................       256,239
            6,808 Enpro Industries, Inc. (b)...............        94,972
            4,261 ESCO Technologies, Inc. (b)..............       185,993
           15,384 Flowserve Corp...........................       321,218
            5,296 Gardner Denver, Inc. (b).................       126,416
            2,057 Gorman-Rupp Co...........................        54,305
            8,857 IDEX Corp................................       368,363
           14,201 JLG Industries, Inc......................       216,281
           15,684 Joy Global, Inc. (b).....................       410,137
            3,335 Kadant, Inc. (b).........................        72,203
            9,027 Kaydon Corp..............................       233,258
           10,717 Kennametal, Inc..........................       426,001
           10,546 Lincoln Electric Holdings, Inc...........       260,908
            3,885 Lindsay Manufacturing Co.................        98,096
            8,366 Manitowoc, Inc...........................       261,019
            9,378 Milacron, Inc. (c).......................        39,106
           11,229 Mueller Industries, Inc. (b).............       385,828
            1,461 NACCO Industries, Inc....................       130,730
            8,392 Nordson Corp.............................       289,776
           10,399 Oshkosh Truck Corp.......................       530,661
            1,849 Quixote Corp.............................        45,134
            7,904 Reliance Steel & Aluminum Co.............       262,492
            3,590 Robbins & Myers, Inc.....................        68,174
            9,373 Stewart & Stevenson Services, Inc........       131,691
            5,296 Tecumseh Products Co. (Class A)..........       256,485
            3,222 Tennant Co...............................       139,513
           14,308 Terex Corp...............................       407,492
            3,146 Thomas Industries, Inc...................       109,040
           11,748 Trinity Industries, Inc..................       362,308
           15,142 Unova, Inc. (b)..........................       347,509

 See accompanying notes to statement of investments and financial statements.

                                    MSF-254

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                               VALUE
         SHARES                                               (NOTE 1)
       ------------------------------------------------------------------

                  MACHINERY--(CONTINUED)
            4,870 Valmont Industries, Inc.................. $     112,741
            7,805 Wabash National Corp. (b) (c)............       228,686
           10,425 Wabtec Corp..............................       177,642
            4,255 Watts Industries, Inc....................        94,461
                                                            -------------
                                                                9,664,723
                                                            -------------

                  MARINE--0.2%
           13,540 Alexander & Baldwin, Inc.................       456,163
            6,205 Kirby Corp...............................       216,430
            2,489 Maritrans, Inc...........................        41,591
                                                            -------------
                                                                  714,184
                                                            -------------

                  MEDIA--1.9%
            4,058 4Kids Entertainment, Inc. (b) (c)........       105,589
            9,800 ADVO, Inc. (b)...........................       311,248
           10,185 AMC Entertainment, Inc. (b)..............       154,914
            5,835 APAC Customer Services, Inc. (b).........        15,171
           12,979 aQuantive, Inc. (b)......................       133,035
           12,601 Catalina Marketing Corp. (b).............       254,036
           84,987 Charter Communications, Inc. (b) (c).....       341,648
            2,357 Courier Corp.............................        90,657
           14,105 Cumulus Media, Inc. (b)..................       310,310
           14,538 Emmis Communications Corp. (Class A) (b).       393,253
            1,646 Fisher Communications, Inc. (c)..........        83,946
           13,149 Gray Television, Inc.....................       198,813
              291 Grey Global Group, Inc. (c)..............       198,767
           14,126 Harris Interactive, Inc. (b).............       117,246
           13,619 Hollinger International, Inc.............       212,729
            4,226 Information Holdings, Inc. (b)...........        93,395
           14,607 Insight Communications, Inc. (b).........       150,598
           10,212 Journal Register Co. (b).................       211,388
            5,224 Liberty Corp.............................       236,073
            8,782 LIN TV Corp. (b).........................       226,663
            3,107 LodgeNet Entertainment Corp. (b).........        56,796
            2,849 Martha Stewart Living Omnimedia, Inc. (b)        28,063
           17,723 Mediacom Communications Corp. (b)........       153,658
            9,078 Paxson Communications Corp. (b)..........        34,950
            1,058 Pegasus Communications Corp. (b) (c).....        29,709
            4,893 Playboy Enterprises, Inc. (Class B) (b)..        79,071
           48,885 Primedia, Inc. (b).......................       138,344
            1,533 Pulitzer, Inc............................        82,782
            6,509 R. H. Donnelley Corp. (b)................       259,319
           11,681 Regent Communications, Inc. (b)..........        74,174
            4,054 Saga Communications, Inc. (b)............        75,121
            3,659 Salem Communications Corp. (b)...........        99,232
           12,543 Sinclair Broadcast Group, Inc. (b) (c)...       187,142
            4,081 Sonic Solutions, Inc. (b) (c)............        62,439
            3,684 Source Interlink Cos., Inc. (b)..........        39,124
            9,815 Spanish Broadcasting Systems, Inc. (b)...       103,057
            2,927 Thomas Nelson, Inc.......................        56,579
           10,465 TiVo, Inc. (b) (c).......................        77,441
            4,291 World Wrestling Entertainment, Inc. (b)..        56,212
            3,773 Young Broadcasting, Inc. (b).............        75,611
                                                            -------------
                                                                5,608,303
                                                            -------------

                                                              VALUE
          SHARES                                             (NOTE 1)
        ----------------------------------------------------------------

                   METALS & MINING--1.5%
            32,087 AK Steel Holding Corp. (b)............. $     163,644
            26,671 Allegheny Technologies, Inc............       352,591
            15,047 Arch Coal, Inc.........................       469,015
             4,670 Brush Engineered Material, Inc. (b) (c)        71,498
             6,622 Carpenter Technology Corp..............       195,813
             3,447 Century Aluminum Co. (c)...............        65,527
             2,419 Cleveland Cliffs, Inc. (b).............       123,248
            66,772 Coeur D'Alene Mines Corp...............       385,942
             8,287 Commercial Metals Co...................       251,925
             3,177 Gibraltor Steel Corp...................        79,902
            33,287 Hecla Mining Co. (b) (c)...............       275,949
             4,670 Liquidmetal Technologies, Inc. (b) (c).        13,263
            20,106 Massey Energy Corp.....................       418,205
             3,231 NN, Inc................................        40,678
             4,292 NS Group, Inc..........................        41,632
             5,351 Quanex Corp............................       246,681
             5,285 Royal Gold, Inc. (c)...................       110,615
             5,657 RTI International Metals, Inc..........        95,434
             6,188 Ryerson Tull, Inc......................        70,853
             2,927 Schnitzer Steel Industries, Inc. (c)...       177,083
            12,364 Steel Dynamics, Inc. (b) (c)...........       290,430
            14,664 Stillwater Mining Co. (b)..............       140,334
            26,800 USEC, Inc..............................       225,120
             2,286 Westmoreland Coal Co. (b) (c)..........        40,005
                                                           -------------
                                                               4,345,387
                                                           -------------

                   MULTI-UTILITIES--0.4%
            60,208 Aquila, Inc............................       204,105
            15,536 Avista Corp............................       281,512
            38,295 Sierra Pacific Resources (b) (c).......       281,085
            21,843 Westar Energy, Inc.....................       442,321
                                                           -------------
                                                               1,209,023
                                                           -------------

                   MULTILINE RETAIL--0.5%
            22,690 BJ's Wholesale Club, Inc. (b)..........       520,962
            20,190 Dillard's, Inc. (Class A)..............       332,327
            12,660 Fred's, Inc............................       392,207
             1,900 ProcureNet, Inc. (b) (i)...............             0
             9,069 Shopko Stores, Inc. (b) (c)............       138,302
             5,412 Stein Mart, Inc. (b)...................        44,595
             4,531 Tuesday Morning Corp. (b)..............       137,063
                                                           -------------
                                                               1,565,456
                                                           -------------

                   OIL & GAS--2.2%
             4,494 Berry Petroleum Co.....................        91,004
             8,649 Cabot Oil & Gas Corp...................       253,848
            13,554 Cimarex Energy Co. (b).................       361,756
             9,336 Comstock Resources, Inc. (b)...........       180,185
             2,457 Encore Acquisition Co. (b).............        60,565
             6,784 Energy Partners, Ltd. (b)..............        94,298
             1,208 Energysouth, Inc.......................        42,280
            13,899 Evergreen Resources, Inc. (b) (c)......       451,857
            13,164 Forest Oil Corp. (b)...................       376,095
             8,619 Frontier Oil Corp. (c).................       148,419
             3,216 Holly Corp. (c)........................        88,440

 See accompanying notes to statement of investments and financial statements.

                                    MSF-255

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                              VALUE
          SHARES                                             (NOTE 1)
        ----------------------------------------------------------------

                   OIL & GAS--(CONTINUED)
             4,461 Houston Exploration Co. (b)............ $     162,916
            11,080 KCS Energy, Inc. (b)...................       116,894
            21,986 Magnum Hunter Resources, Inc. (b) (c)..       209,087
             4,011 McMoran Exploration Co. (b) (c)........        75,206
            10,593 Meridian Resource Corp. (b) (c)........        62,922
             6,464 Nuevo Energy Co. (b)...................       156,235
             4,225 Overseas Shipholding Group, Inc........       143,861
             9,742 Patina Oil & Gas Corp..................       477,261
             2,172 Penn Virginia Corp.....................       120,872
             5,229 Petroleum Development Corp. (b)........       123,927
            12,435 Plains Exploration & Production Co. (b)       191,375
             6,488 Plains Resources, Inc. (b).............       104,132
             2,741 Prima Energy Corp. (b).................        96,374
             3,687 Quicksilver Resources, Inc. (b) (c)....       119,090
            17,165 Range Resources Corp. (b)..............       162,209
             6,868 Remington Oil Gas Corp. (b)............       135,231
             4,187 Resource America, Inc..................        62,805
             8,087 Spinnaker Exploration Co. (b)..........       260,967
             9,540 St. Mary Land & Exploration Co.........       271,890
             7,382 Stone Energy Corp. (b).................       313,366
             8,423 Swift Energy Co. (b) (c)...............       141,928
            21,765 Tesoro Petroleum Corp. (b) (c).........       317,116
            10,705 Tom Brown, Inc. (b)....................       345,236
             7,611 TransMontaigne, Inc. (b)...............        49,091
            16,037 Vintage Petroleum, Inc.................       192,925
                                                           -------------
                                                               6,561,663
                                                           -------------

                   PAPER & FOREST PRODUCTS--0.5%
             8,960 Buckeye Technologies, Inc. (b).........        90,048
             3,743 Deltic Timber Corp.....................       113,787
             9,400 Glatfelter.............................       117,030
            33,226 Louisiana-Pacific Corp.................       594,081
             4,292 Pope & Talbot, Inc. (c)................        75,582
             8,117 Potlatch Corp..........................       282,228
            12,171 Wausau-Mosinee Paper Corp..............       164,552
                                                           -------------
                                                               1,437,308
                                                           -------------

                   PERSONAL PRODUCTS--0.3%
             4,691 Chattem, Inc. (b) (c)..................        83,969
             2,381 DEL Laboratories, Inc. (b).............        59,535
             3,559 Elizabeth Arden, Inc. (b)..............        70,895
             8,589 Harvest Natural Resources, Inc. (b)....        85,461
            16,998 NBTY, Inc. (b).........................       456,566
            10,549 NU Skin Enterprises, Inc...............       180,282
             9,893 Playtex Products, Inc. (b).............        76,473
                                                           -------------
                                                               1,013,181
                                                           -------------

                   PHARMACEUTICALS--2.0%
             4,541 AaiPharma, Inc. (b) (c)................       114,070
             4,362 Able Laboratories, Inc. (b) (c)........        78,821
            10,645 Adolor Corp. (b) (c)...................       213,113
            12,670 Alpharma, Inc..........................       254,667
             9,354 Alteon, Inc. (b) (c)...................        14,686
             7,941 Antigenics, Inc. (b) (c)...............        89,892
            10,701 Ariad Pharmaceuticals, Inc. (b)........        79,722
            11,971 Atherogenics, Inc. (b) (c).............       178,966

                                                                 VALUE
      SHARES                                                    (NOTE 1)
    -----------------------------------------------------------------------

               PHARMACEUTICALS--(CONTINUED)
         6,758 Atrix Laboratories, Inc. (b).................. $     162,462
         5,447 Bentley Pharmaceuticals, Inc. (b) (c).........        72,445
         2,870 Bone Care International, Inc. (b).............        36,564
         2,528 Bradley Pharmaceuticals, Inc. (b) (c).........        64,287
         4,716 CIMA Laboratories, Inc. (b)...................       153,836
         2,922 Collagenex Pharmaceuticals, Inc. (b)..........        32,756
         9,972 Columbia Laboratories, Inc. (b) (c)...........        62,824
        10,000 Connetics Corp. (b) (c).......................       181,600
         9,421 Discovery Laboratories, Inc. (b) (c)..........        98,826
         3,573 Dov Pharmaceutical, Inc. (b) (c)..............        48,128
         9,693 Esperion Therapeutics (b) (c).................       335,475
         6,558 First Horizon Pharmaceutical (b)..............        73,450
         5,985 Guilford Pharmaceuticals, Inc. (b) (c)........        40,578
         1,538 Hi-Tech Pharmacal Co., Inc. (b)...............        36,143
         2,498 Hollis-Eden Pharmaceuticals, Inc. (c).........        27,503
         9,070 Impax Laboratories, Inc. (b) (c)..............       130,517
         9,264 Inspire Pharmaceutical, Inc. (b) (c)..........       131,178
         8,212 InterMune, Inc. (b)...........................       190,190
        11,199 KV Pharmaceutical Co. (b) (c).................       285,574
         1,734 Lannett Co., Inc. (b) (c).....................        29,149
        18,678 Ligand Pharmaceuticals, Inc. (Class B) (b) (c)       274,380
         9,841 MGI Pharma, Inc. (b)..........................       404,957
        16,800 Nektar Therapeutics, Inc. (b) (c).............       228,648
         5,646 Noven Pharmaceuticals, Inc. (b)...............        85,876
         9,637 NPS Pharmaceuticals, Inc. (b) (c).............       296,241
         4,560 Pain Therapeutics, Inc. (b) (c)...............        31,692
        13,003 Palatin Technologies, Inc. (b) (c)............        32,508
         4,568 Penwest Pharmaceuticals Co. (b) (c)...........        78,935
        19,996 Perrigo Co....................................       314,337
         7,383 Pozen, Inc. (b)...............................        75,307
         7,291 Salix Pharmaceuticals, Ltd. (b)...............       165,287
         1,781 SFBC International, Inc. (b) (c)..............        47,303
         8,109 Supergen, Inc. (b) (c)........................        89,199
        13,652 The Medicines Co. (b).........................       402,188
         4,867 Trimeris, Inc. (b) (c)........................       102,110
         8,277 Vivus, Inc. (b) (c)...........................        31,370
                                                              -------------
                                                                  5,877,760
                                                              -------------

               REAL ESTATE--5.6%
         3,821 Acadia Realty Trust (REIT)....................        47,763
           552 Alexander's, Inc. (REIT) (b)..................        68,812
         6,224 Alexandria Real Estate Equities, Inc. (REIT)..       360,370
         5,649 American Home Mortgage
                Investment Corp. (REIT) (c)..................       127,150
         1,929 American Land Lease, Inc. (REIT)..............        38,484
         2,816 American Mortgage Acceptance Co. (REIT).......        45,901
         4,651 AMLI Residential Properties Trust (REIT)......       124,647
        14,783 Anthracite Capital, Inc. (REIT)...............       163,648
        12,193 Anworth Mortgage Asset Corp. (REIT) (c).......       169,848
         4,106 Associated Estates Realty Corp. (REIT)........        30,015
         1,769 Avatar Holding, Inc. (b)......................        65,347
         3,943 Bedford Property Investors, Inc. (REIT).......       112,888
         4,270 Boykin Lodging Co. (REIT).....................        39,071
         8,527 Brandywine Realty Trust (REIT)................       228,268
         5,206 Brookfield Homes Corp. (c)....................       134,159

 See accompanying notes to statement of investments and financial statements.

                                    MSF-256

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                  VALUE
     SHARES                                                      (NOTE 1)
   -------------------------------------------------------------------------

              REAL ESTATE--(CONTINUED)
        8,086 Capital Automotive (REIT)....................... $     258,752
        2,826 Capstead Mortgage Corp. (REIT) (c)..............        47,420
        5,225 Colonial Properties Trust (REIT)................       206,910
       13,369 Commercial Net Lease Realty (REIT)..............       237,968
        2,042 Consolidated Tomoka Land Co.....................        66,773
       17,971 Cornerstone Realty Income Trust, Inc. (REIT)....       157,426
        9,546 Corporate Office Properties Trust (REIT)........       200,466
        2,980 Correctional Properties Trust (REIT)............        85,824
       11,482 Corrections Corp. of America (b)................       331,026
        4,267 CRIIMIi Mae, Inc. (REIT) (b)....................        44,505
        4,657 EastGroup Properties, Inc. (REIT)...............       150,794
        5,675 Entertainment Properties Trust (REIT)...........       196,979
       13,405 Equity Inns, Inc. (REIT)........................       121,315
        9,921 Equity One, Inc. (REIT).........................       167,466
        5,433 Essex Property Trust, Inc. (REIT)...............       348,907
       16,105 FelCor Lodging Trust, Inc. (REIT)...............       178,443
       12,828 First Industrial Realty Trust, Inc. (REIT)......       432,945
        7,998 Gables Residential Trust (REIT).................       277,851
        5,144 Getty Realty Corp. (REIT).......................       134,516
        5,712 Glenborough Realty Trust, Inc. (REIT)...........       113,954
       10,087 Glimcher Realty Trust (REIT)....................       225,747
        4,713 Great Lakes REIT (REIT) (c).....................        73,994
       15,901 Health Care REIT, Inc. (REIT)...................       572,436
        5,974 Heritage Property Investment Trust, Inc. (REIT).       169,960
       17,484 Highwoods Properties, Inc. (REIT)...............       444,094
        9,112 Home Properties of New York, Inc. (REIT)........       368,034
       15,675 IMPAC Mortgage Holdings, Inc. (REIT)............       285,442
        8,950 Innkeepers USA Trust (REIT).....................        74,912
       11,143 Investors Real Estate Trust (REIT)..............       110,316
       10,224 Jones Lang LaSalle, Inc. (b)....................       211,944
        5,480 Keystone Property Trust (REIT)..................       121,053
        7,851 Kilroy Realty Corp. (REIT)......................       257,120
        6,246 Koger Equity, Inc. (REIT).......................       130,729
        6,776 Kramont Realty Trust (REIT).....................       122,646
       45,361 La Quinta Corp. (REIT) (b)......................       290,764
        5,586 LaSalle Hotel Properties (REIT).................       103,620
       10,269 Lexington Corporate Properties Trust (REIT).....       207,331
        4,753 LTC Properties, Inc. (REIT).....................        70,059
        4,600 Manufactured Home Communities, Inc. (REIT)......       173,190
       13,963 MeriStar Hospitality Corp. (REIT)...............        90,899
       18,404 MFA Mortgage Investment, Inc. (REIT)............       179,439
        5,037 Mid-America Apartment Communities, Inc. (REIT)..       169,142
        6,339 Mission West Properties, Inc. (REIT)............        82,090
        7,300 National Health Investors, Inc. (REIT)..........       181,624
        2,779 National Health Realty, Inc. (REIT).............        54,746
       19,242 Nationwide Health Properties, Inc. (REIT).......       376,181
        8,833 Newcastle Investment Corp. (REIT) (c)...........       239,374
        6,718 Novastar Financial, Inc. (REIT) (c).............       288,605
        3,079 Parkway Properties, Inc. (REIT).................       128,086
        9,455 Pennsylvania Real Estate Investment Trust (REIT)       343,216
       10,716 Post Properties, Inc. (REIT)....................       299,191
        9,812 Prentiss Properties Trust (REIT)................       323,698
        4,233 PS Business Parks, Inc. (REIT)..................       174,654
        6,491 RAIT Investment Trust (REIT)....................       166,170
        3,545 Ramco-Gershenson Property Trust (REIT)..........       100,324
       16,404 Reckson Associates Realty Corp. (REIT)..........       398,617

                                                                   VALUE
     SHARES                                                       (NOTE 1)
   --------------------------------------------------------------------------

              REAL ESTATE--(CONTINUED)
        4,527 Redwood Trust, Inc. (REIT)....................... $     230,198
        3,616 Saul Centers, Inc. (REIT)........................       103,671
       14,628 Senior Housing Properties Trust..................       252,040
        3,382 Sizeler Property Investments, Inc. (REIT)........        36,221
       10,199 SL Green Realty Corp. (REIT).....................       418,669
        4,282 Sovran Self Storage, Inc. (REIT).................       159,076
        7,480 Summit Properties, Inc. (REIT)...................       179,670
        4,815 Sun Communities, Inc. (REIT).....................       186,340
        2,155 Tanger Factory Outlet Centers, Inc. (REIT).......        87,709
       14,396 Taubman Centers, Inc. (REIT).....................       296,558
        4,740 The Town & Country Trust (REIT)..................       120,159
       10,225 Trammell Crow Co. (b)............................       135,481
        2,087 United Mobile Homes, Inc. (REIT).................        35,500
        3,614 Universal Health Realty Income Trust, Inc. (REIT)       108,781
        6,696 Urstadt Biddle Properties, Inc. (REIT)...........        94,748
        6,560 US Restaurant Properties, Inc. (REIT)............       111,782
       24,249 Ventas, Inc. (REIT)..............................       533,478
       11,595 Washington Real Estate Investment Trust (REIT)...       338,574
        4,769 Winston Hotels, Inc. (REIT)......................        48,644
                                                                -------------
                                                                   16,603,357
                                                                -------------

              ROAD & RAIL--1.1%
        6,914 Arkansas Best Corp. (b)..........................       217,030
        2,540 Covenant Transport, Inc. (b).....................        48,285
        8,318 Dollar Thrifty Automotive Group, Inc. (b)........       215,769
        4,824 Florida East Coast Indiana, Inc..................       159,674
        4,042 Genesee & Wyoming, Inc. (b)......................       127,323
        9,540 Heartland Express, Inc. (b)......................       230,773
       19,553 Kansas City Southern Industries, Inc. (b)........       279,999
        7,800 Knight Transportation, Inc. (b)..................       200,070
        9,353 Landstar System, Inc. (b)........................       355,788
        9,788 Mail-Well, Inc. (b)..............................        45,123
        3,698 Old Dominion Freight Lines, Inc. (b).............       126,028
        7,345 Pacer International, Inc. (b)....................       148,516
        2,092 PAM Transportation Services, Inc. (b)............        44,622
        2,239 PDI, Inc.........................................        60,027
        9,812 RailAmerica, Inc. (c)............................       115,782
        3,970 SCS Transportation, Inc. (b).....................        69,793
        8,857 USF Corp.........................................       302,821
       13,547 Yellow Roadway Corp. (c).........................       489,992
                                                                -------------
                                                                    3,237,415
                                                                -------------

              SEMICONDUCTORS & EQUIPMENT--4.4%
        7,235 Actel Corp. (b)..................................       174,364
        5,562 Advanced Energy Industries, Inc. (b).............       144,890
        6,236 Alliance Semiconductor Corp. (b).................        44,338
        5,605 Artisan Components, Inc. (b) (c).................       114,903
       12,781 Asyst Technologies, Inc. (b).....................       221,750
        8,765 ATMI, Inc. (b)...................................       202,822
       32,283 Axcelis Technologies, Inc. (b)...................       329,932
       14,067 Brooks Automation, Inc. (b)......................       339,999
        6,032 Cabot Microelectronics Corp. (b) (c).............       295,568
       14,802 ChipPAC, Inc. (b) (c)............................       112,347
       19,737 Cirrus Logic, Inc. (b) (c).......................       151,383
        6,914 Cohu, Inc........................................       132,403

 See accompanying notes to statement of investments and financial statements.

                                    MSF-257

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)

                                                               VALUE
        SHARES                                                (NOTE 1)
      -------------------------------------------------------------------

                 SEMICONDUCTORS & EQUIPMENT--(CONTINUED)
          87,599 Conexant Systems, Inc. (b) (c)............ $     435,367
          20,725 Credence Systems Corp. (b)................       272,741
          11,292 Cymer, Inc. (b)...........................       521,578
           9,051 DSP Group, Inc. (b).......................       225,460
           3,951 Dupont Photomasks, Inc. (b) (c)...........        95,377
          17,297 Entegris, Inc. (b)........................       222,266
          11,737 ESS Technology, Inc. (b) (c)..............       199,646
          12,643 Exar Corp. (b)............................       215,942
           8,036 FEI Co. (b)...............................       180,810
          10,315 Genesis Microchip, Inc. (b)...............       186,083
          34,579 GlobespanVirata, Inc. (b).................       203,325
           8,615 Helix Technology Corp.....................       177,297
           8,115 Integrated Silicon Solution, Inc. (b).....       127,162
           5,806 IXYS Corp. (b) (c)........................        54,286
          22,880 Kopin Corp. (b)...........................       153,525
          16,441 Kulicke & Soffa Industries, Inc. (b)......       236,422
          33,134 Lattice Semiconductor Corp. (b)...........       320,737
          16,302 LTX Corp. (b).............................       245,019
           9,045 Mattson Technology, Inc. (b)..............       110,530
          18,398 Micrel, Inc. (b)..........................       286,641
           9,532 Microsemi Corp. (b).......................       234,297
          29,095 Mindspeed Technologies, Inc...............       199,301
           8,598 MKS Instruments, Inc. (b).................       249,342
           7,513 Monolithic System Technology, Inc. (b) (c)        64,236
          10,786 Mykrolis Corp. (b)........................       173,439
           7,642 OmniVision Technologies, Inc. (b) (c).....       422,221
           9,014 ON Semiconductor Corp. (b)................        58,140
           6,706 PDF Solutions, Inc. (b) (c)...............        99,919
           6,962 Pericom Semiconductor Corp. (b)...........        74,215
           9,583 Photronics, Inc. (b) (c)..................       190,893
          11,482 Pixelworks, Inc. (b)......................       126,761
           8,057 Power Integrations, Inc. (b)..............       269,587
          56,235 RF Micro Devices, Inc. (b) (c)............       565,162
           3,886 Rudolph Technologies, Inc. (b)............        95,362
           5,248 Semitool, Inc. (b)........................        56,264
          19,238 Semtech Corp. (b).........................       437,280
          22,913 Silicon Image, Inc. (b) (c)...............       165,661
          26,273 Silicon Storage Technology, Inc. (b)......       289,003
           1,594 Siliconix, Inc. (b).......................        72,846
           9,319 Sipex Corp. (b) (c).......................        71,850
          45,376 Skyworks Solutions, Inc. (b) (c)..........       394,771
           3,938 Standard Microsystems Corp. (b)...........        99,631
           2,844 Supertex, Inc. (b)........................        54,320
           5,956 Three Five Systems, Inc. (b)..............        31,209
          37,012 Transmeta Corp. (b) (c)...................       125,841
          44,594 TriQuint Semiconductor, Inc. (b)..........       315,280
           6,141 Ultratech Stepper, Inc. (b)...............       180,361
           9,914 Varian Semiconductor Equipment, Inc. (b)..       433,143
           2,817 Virage Logic Corp. (b)....................        28,649
          66,600 Vitesse Semiconductor Corp. (b) (c).......       390,942
           6,159 White Electronic Designs Corp. (b)........        54,199
           8,405 Xicor, Inc. (b)...........................        95,313
          13,355 Zoran Corp. (b)...........................       232,243
                                                            -------------
                                                               13,086,594
                                                            -------------

                                                             VALUE
           SHARES                                           (NOTE 1)
         --------------------------------------------------------------

                    SOFTWARE--4.0%
             28,527 Activision, Inc. (b)................. $     519,191
             10,497 Advent Software, Inc. (b)............       182,963
             14,265 Agile Software Corp. (b).............       141,224
              4,877 ANSYS, Inc. (b)......................       193,617
             19,612 Ascential Software Corp. (b).........       508,539
              8,793 Aspen Technology, Inc. (b) (c).......        90,216
              4,886 Barra, Inc. (b) (c)..................       173,404
             23,206 Borland Software Corp. (b)...........       225,794
              5,421 Concord Communications, Inc. (b) (c).       108,257
              7,655 Concur Technologies, Inc. (b) (c)....        74,100
              7,295 Datastream Systems, Inc. (b).........        57,266
              9,804 Dendrite International, Inc. (b).....       153,629
              2,536 Digimarc Corp. (b) (c)...............        33,729
             17,040 E. Piphany, Inc. (b).................       122,858
             11,470 Eclipsys Corp. (b) (c)...............       133,511
              4,835 Embarcadero Technologies, Inc. (b)...        77,118
             11,867 Entrust, Inc. (b)....................        48,417
             12,591 Epicor Software Corp. (b) (c)........       160,661
              3,671 EPIQ System, Inc. (b) (c)............        62,884
             11,338 Filenet Corp. (b)....................       307,033
              3,043 Group 1 Software, Inc. (b)...........        53,618
             11,924 Hyperion Solutions Corp. (b).........       359,389
              4,398 Inet Technologies, Inc. (b)..........        52,776
             23,175 Informatica Corp. (b)................       238,702
             13,644 Intelidata Technologies Corp. (b)....        22,513
             11,469 Intervoice, Inc. (b).................       136,137
              9,424 JDA Software Group, Inc. (b).........       155,590
              7,866 KFX, Inc. (b) (c)....................        59,388
              9,720 Kronos, Inc. (b).....................       385,009
             14,032 Lawson Software, Inc. (b) (c)........       115,483
             13,425 Macrovision Corp. (b)................       303,271
              6,896 Magma Design Automation, Inc. (b) (c)       160,953
             20,040 Manugistics Group, Inc. (b) (c)......       125,250
              6,849 Mapics, Inc. (b).....................        89,653
             22,069 Mentor Graphics Corp.................       320,883
             18,018 Micromuse, Inc. (b)..................       124,324
              5,047 Micros Systems, Inc. (b).............       218,838
              3,140 MicroStrategy, Inc. (b)..............       164,787
              6,430 MRO Software, Inc. (b)...............        86,548
              6,928 MSC.Software Corp. (b) (c)...........        65,470
              4,222 Nassda Corp. (b) (c).................        30,610
             17,490 NETIQ Corp. (b)......................       231,743
             10,303 NetScout Systems, Inc. (b)...........        78,303
             11,214 Nyfix, Inc. (b) (c)..................        89,151
              3,026 Opnet Technologies, Inc. (b).........        49,808
              7,649 Packeteer, Inc. (b)..................       129,880
              2,966 PalmSource, Inc (b) (c)..............        64,629
             70,219 Parametric Technology Corp. (b)......       276,663
              8,253 Portal Software, Inc. (b)............        55,543
              8,527 Progress Software Corp. (b) (c)......       174,462
             11,441 PumaTech, Inc. (b) (c)...............        45,535
              3,199 QAD, Inc. (b)........................        39,220
              1,152 Quality Systems, Inc. (b)............        51,368
             12,926 Quest Software, Inc. (b).............       183,549
              4,319 Radiant Systems, Inc. (b)............        36,323
              5,906 RadiSys Corp. (b)....................        99,575

 See accompanying notes to statement of investments and financial statements.

                                    MSF-258

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                VALUE
        SHARES                                                 (NOTE 1)
      --------------------------------------------------------------------

                 SOFTWARE--(CONTINUED)
           2,952 Renaissance Learning, Inc. (b) (c)......... $      71,084
           8,898 Roxio, Inc. (b) (c)........................        42,621
          15,685 RSA Security, Inc. (b).....................       222,727
           8,068 Safalink Corp. (b) (c).....................        21,703
           2,845 SafeNet, Inc. (b) (c)......................        87,541
          26,265 ScanSoft, Inc. (b) (c).....................       139,730
           7,904 SeaChange International, Inc. (b)..........       121,722
          10,599 Secure Computing Corp. (b).................       189,828
           7,488 Serena Software, Inc. (b) (c)..............       137,405
           4,095 SPSS, Inc. (b).............................        73,219
           2,458 SS&C Technologies, Inc. (b)................        68,701
          28,501 Sybase, Inc. (b)...........................       586,551
          11,135 Systems & Computer Technology Corp. (b)....       182,057
          12,554 Take Two Interactive Software, Inc. (b)....       361,681
           4,488 TALX Corp. (c).............................       103,359
          12,823 THQ, Inc. (b)..............................       216,837
          27,627 TIBCO Software, Inc. (b)...................       187,035
           5,799 Tradestation Group, Inc. (b)...............        51,379
          11,134 Transaction Systems Architects, Inc.
                  (Class A) (b).............................       251,962
           3,840 Ulticom, Inc. (b)..........................        37,056
           8,039 Vastera, Inc. (b)..........................        32,156
           1,489 Verint Systems, Inc. (b)...................        33,592
           6,919 Verity, Inc. (b)...........................       115,478
          22,837 Wind River Systems, Inc. (b)...............       200,052
                                                             -------------
                                                                11,784,831
                                                             -------------

                 SPECIALTY RETAIL--4.4%
           4,205 A.C. Moore Arts & Crafts, Inc. (b).........        80,988
           7,521 Aaron Rents, Inc. (Class B)................       151,398
           6,301 Aeropostale, Inc. (b)......................       172,773
           1,395 America's Car-Mart, Inc. (c)...............        37,553
          17,116 American Eagle Outfitters, Inc. (b)........       280,702
          14,596 Ann Taylor Stores Corp. (b)................       569,244
           4,325 Asbury Automotive Group, Inc. (b)..........        77,461
           1,443 Bebe Stores, Inc. (b) (c)..................        37,504
           4,260 Big 5 Sporting Goods Corp. (b).............        89,247
           3,682 Blue Rhino Corp. (b) (c)...................        51,143
           3,460 Brookstone, Inc. (b).......................        73,733
           3,295 Buckle, Inc. (b)...........................        72,984
           3,440 Building Materials Holdings Corp...........        53,423
           6,057 Burlington Coat Factory Warehouse Corp.....       128,166
          10,200 Casual Male Retail Group, Inc. (b) (c).....        70,788
           5,528 Cato Corp..................................       113,324
           3,981 Charlotte Russe Holding, Inc. (b) (c)......        55,177
          36,594 Charming Shoppes, Inc. (c).................       197,608
           4,195 Childrens Place Retail Stores, Inc. (b) (c)       112,132
          11,991 Christopher & Banks Corp...................       234,184
           4,194 Cole National Corp. (b)....................        83,880
           6,875 Compucom Systems, Inc. (b).................        36,025
          22,333 Copart, Inc. (b)...........................       368,494
           7,024 Cost Plus, Inc. (b)........................       287,984
          10,962 CSK Auto Corp. (b).........................       205,757
           4,164 Dicks Sporting Goods Inc. (b) (c)..........       202,620
           6,035 Dress Barn, Inc. (b).......................        90,465

                                                                 VALUE
      SHARES                                                    (NOTE 1)
    -----------------------------------------------------------------------

               SPECIALTY RETAIL--(CONTINUED)
         4,422 Electronics Boutique Holding Corp. (b) (c).... $     101,220
         2,520 Finlay Enterprises, Inc. (b)..................        35,608
         7,176 Friedman's, Inc. (c)..........................        48,151
         2,596 Galyan's Trading Co. (b)......................        31,256
         7,007 Gamestop Corp. (Class A) (b) (c)..............       107,978
         7,205 Genesco, Inc. (b) (c).........................       109,012
         7,543 Goody's Family Clothing, Inc. (b).............        70,602
         5,388 Group 1 Automotive, Inc. (b)..................       194,992
         4,465 Guitar Center, Inc. (b) (c)...................       145,470
         9,692 Gymboree Corp. (b)............................       166,993
         4,608 Hancock Fabrics, Inc..........................        66,724
         5,275 Haverty Furniture Cos., Inc...................       104,761
         3,650 Hibbett Sporting Goods, Inc. (b)..............       108,770
        17,423 Hollywood Entertainment Corp. (b).............       239,566
        15,461 Hot Topic, Inc. (b)...........................       455,481
         7,688 Hughes Supply, Inc............................       381,479
         6,366 Intertan, Inc. (b)............................        64,424
         5,283 Jo Ann Stores, Inc............................       107,773
         1,508 JoS. A. Bank Clothiers, Inc. (b) (c)..........        52,312
         3,615 Kirklands, Inc. (b)...........................        63,841
        14,449 Linens 'N Things, Inc. (b)....................       434,626
         4,339 Lithia Motors, Inc. (b).......................       109,386
         3,183 Monro Muffler Brake, Inc. (b).................        63,692
         1,312 Mothers Work, Inc. (b) (c)....................        32,013
         7,988 Movie Gallery, Inc. (b) (c)...................       149,216
        23,140 Pacific Sunwear of California, Inc. (b).......       488,717
         3,246 Party City Corp. (b)..........................        41,192
        22,297 Payless Shoesource, Inc. (b)..................       298,780
        15,792 Pep Boys-Manny Moe & Jack.....................       361,163
        11,753 Petco Animal Supplies, Inc. (b)...............       357,879
         3,375 Pomeroy IT Solutions, Inc. (b)................        49,747
         6,328 Rent-Way, Inc. (b) (c)........................        51,826
         6,207 Restoration Hardware, Inc. (c)................        29,483
         3,939 Rex Stores Corp. (b)..........................        55,776
         6,509 Select Comfort Corp. (b)......................       161,163
         3,126 Sharper Image Corp. (b) (c)...................       102,064
         2,136 Shoe Carnival, Inc. (b) (c)...................        38,021
         8,959 Sonic Automotive, Inc.........................       205,340
         6,700 Sports Authority, Inc. (c)....................       257,280
         5,430 Stage Stores, Inc. (b) (c)....................       151,497
         5,555 TBC Corp. (b).................................       143,375
        11,157 The Bombay Co., Inc. (b) (c)..................        90,818
         5,820 The Finish Line, Inc. (b).....................       174,425
        11,399 The Men's Wearhouse, Inc. (b).................       285,089
        10,851 Too, Inc. (b).................................       183,165
        10,197 Tractor Supply Co. (b)........................       396,561
         8,543 Tweeter Home Entertainment Group, Inc. (b) (c)        80,731
         3,266 Ultimate Electronics, Inc. (b) (c)............        24,920
         5,289 United Auto Group, Inc. (b)...................       165,546
        17,418 United Rentals, Inc. (b)......................       335,471
         8,106 Urban Outfitters, Inc. (b)....................       300,327
         3,991 West Marine, Inc. (b) (c).....................       110,990
         7,770 Wet Seal, Inc. (b)............................        76,845
         3,245 Whitehall Jewellers, Inc. (b) (c).............        32,028

 See accompanying notes to statement of investments and financial statements.

                                    MSF-259

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                 VALUE
       SHARES                                                   (NOTE 1)
     ----------------------------------------------------------------------

                SPECIALTY RETAIL--(CONTINUED)
          6,029 Wilsons The Leather Experts, Inc. (b) (c).... $      21,041
          8,851 Zale Corp. (b)...............................       470,873
                                                              -------------
                                                                 12,922,236
                                                              -------------

                TEXTILES, APPARELS & LUXURY GOODS--1.1%
          5,763 Brown Shoe Co., Inc..........................       218,591
          2,327 Cherokee, Inc. (b) (c).......................        52,916
          6,509 DHB Industries, Inc. (b) (c).................        45,563
          7,944 Fossil, Inc. (b).............................       222,511
          7,964 K-Swiss, Inc.................................       191,614
          9,059 Kellwood Co..................................       371,419
          1,960 Kenneth Cole Productions, Inc. (b)...........        57,624
          5,690 Maxwell Shoe, Inc. (b) (c)...................        96,559
          2,267 Movado Group, Inc............................        63,997
          2,790 Oshkosh B'Gosh, Inc..........................        59,873
          3,306 Oxford Industries, Inc.......................       112,007
          7,669 Phillips Van Heusen Corp.....................       136,048
         17,792 Quiksilver, Inc. (b).........................       315,452
          8,144 Russell Corp.................................       143,009
          6,446 Skechers U. S. A., Inc. (b) (c)..............        52,535
          3,352 Steven Madden, Ltd. (b)......................        68,381
         13,783 Stride Rite Corp.............................       156,851
         11,415 The Warnaco Group, Inc. (b)..................       182,069
         13,615 Unifi, Inc. (b)..............................        87,817
          3,018 Unifirst Corp................................        71,557
          5,167 Van's, Inc. (b) (c)..........................        58,956
         10,564 Wellman, Inc.................................       107,858
          1,068 Weyco Group, Inc.............................        35,937
         12,908 Wolverine World Wide, Inc....................       263,065
                                                              -------------
                                                                  3,172,209
                                                              -------------

                THRIFTS & MORTGAGE FINANCE--2.5%
          3,211 Accredited Home Lenders Holding Co. (b) (c)..        98,257
         11,078 Bank Mutual Corp.............................       126,178
          4,713 Bank United Corp. (b)........................           566
         14,201 BankAtlantic Bancorp, Inc. (Class A).........       269,819
          9,359 BankUnited Financial Corp. (b)...............       241,369
          1,717 Berkshire Hill Bancorp, Inc..................        62,155
         19,909 Brookline Bancorp, Inc. (c)..................       305,404
          2,642 Camco Financial Corp.........................        45,786
          3,368 CFS Bancorp, Inc.............................        49,981
          1,163 Charter Financial Corp. (c)..................        43,345
         13,258 Charter Municipal Mortgage Acceptance Co. (c)       280,142
          2,502 Citizens First Bancorp, Inc..................        57,046
          1,233 Coastal Bancorp, Inc.........................        50,689
          2,850 Coastal Financial Corp.......................        50,274
         12,455 Community First Bankshares, Inc..............       360,448
          3,698 Connecticut Bancshares, Inc..................       190,595
          2,580 ESB Financial Corp. (c)......................        42,286
          7,744 eSPEED, Inc. (b).............................       181,287
          1,503 Evertrust Financial Group, Inc. (c)..........        47,855
          2,161 Federal Agricultural Mortage Corp. (b) (c)...        69,066
          1,455 FFLC Bancorp, Inc............................        41,831
          4,297 Fidelity Bankshares, Inc. (b)................       134,926
          1,602 First Defiance Financial Corp................        42,693

                                                              VALUE
          SHARES                                             (NOTE 1)
        ----------------------------------------------------------------

                   THRIFTS & MORTGAGE FINANCE--(CONTINUED)
             2,213 First Essex Bancorp, Inc............... $     128,664
            23,147 First Niagara Financial Group, Inc.....       345,122
             3,481 First Place Financial Corp. (c)........        67,984
             4,942 FirstFed America Bancorp, Inc..........       128,640
             2,449 Flag Financial Corp. (c)...............        31,592
             9,580 Flagstar Bancorp, Inc. (c).............       205,204
             1,862 FloridaFirst Bancorp, Inc..............        61,632
             4,083 Flushing Financial Corp................        74,637
             2,161 Gabelli Asset Management, Inc. (b) (c).        86,008
             1,488 Georgia Financial, Inc.................        51,678
             2,474 Gladstone Capital Corp.................        55,294
             3,716 Hawthorne Financial Corp. (b)..........       103,974
             1,908 Heritage Financial Corp................        41,747
             3,556 Horizon Financial Corp.................        62,266
             4,992 Hudson River Bancorp, Inc..............       194,838
             1,943 ITLA Capital Corp. (b).................        97,344
             2,138 Klamath First Bancorp, Inc.............        56,742
             1,094 Massbank Corp..........................        46,604
             1,580 MutualFirst Financial, Inc.............        40,037
             1,780 NASB Financial, Inc. (c)...............        74,600
             9,262 New Century Financial Corp. (c)........       367,423
             4,682 Northwest Bancorp, Inc. (c)............       100,007
             1,401 Parkvale Financial Corp................        37,617
             1,946 Partners Trust Financial Group.........        66,164
             1,422 Pennfed Financial Services, Inc........        47,637
             1,382 Provident Bancorp, Inc. (c)............        64,954
             7,654 Provident Bankshares Corp..............       225,334
            15,508 Provident Financial Services, Inc......       293,101
             1,250 Provident Financial Holdings, Inc......        45,337
             2,056 Quaker City Bancorp, Inc. (b)..........        95,707
             8,549 Saxon Capital, Inc. (b) (c)............       179,102
             4,413 Sound Federal Bancorp Inc. (c).........        68,799
            17,521 Staten Island Bancorp, Inc.............       394,222
             7,423 TierOne Corp. (b)......................       170,432
             2,285 Troy Financial Corp. (c)...............        79,975
             1,096 Warwick Community Bancorp (c)..........        37,702
            10,827 Waypoint Financial Corp................       234,838
             3,241 Willow Grove Bancorp, Inc. (c).........        57,560
             2,138 WSFS Financial Corp....................        95,889
                                                           -------------
                                                               7,408,405
                                                           -------------

                   TOBACCO--0.3%
            14,141 Dimon, Inc.............................        95,452
             5,013 Schweitzer-Mauduit International, Inc..       149,287
             3,073 Standard Commercial Corp...............        61,675
             8,197 Universal Corp.........................       362,062
             7,229 Vector Group, Ltd. (c).................       117,977
                                                           -------------
                                                                 786,453
                                                           -------------

                   TRADING COMPANIES & DISTRIBUTORS--0.0%
             3,033 Aceto Corp.............................        77,463
             1,405 Lawson Products, Inc...................        46,618
                                                           -------------
                                                                 124,081
                                                           -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-260

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)
                                               WARRANTS--0.0%


                                                                  VALUE
        SHARES                                                   (NOTE 1)
      -------------------------------------------------------------------------

                    TRANSPORTATION INFRASTRUCTURE--0.0%
           3,681    Seabulk International, Inc. (b)........... $      29,890
                                                               -------------

                    WATER UTILITIES--0.2%
           4,979    American State Water Co...................       124,475
           4,613    California Water Service Group............       126,396
           2,619    Connecticut Water Service, Inc. (c).......        72,415
           2,806    Middlesex Water Co. (c)...................        56,962
             576    SJW Corp..................................        51,408
           2,795    Southwest Water Co. (c)...................        44,860
                                                               -------------
                                                                     476,516
                                                               -------------

                    WIRELESS TELECOMMUNICATION SERVICES--0.5%
           9,894    Aether Systems, Inc. (b)..................        46,996
           8,003    At Road, Inc. (b) (c).....................       106,440
           5,257    Boston Communications Group, Inc. (b) (c).        48,837
           6,410    Dobson Communications Corp. (b) (c).......        42,114
           2,903    EMS Technologies, Inc. (b)................        59,628
           4,186    Metro One Telecommunications, Inc. (b) (c)        10,884
           3,926    NII Holdings, Inc. (Class B) (b) (c)......       292,997
          15,321    Price Communications Corp. (b)............       210,357
          13,296    SBA Communcations Corp. (b) (c)...........        50,259
           5,315    Triton PCS Holdings, Inc. (b).............        29,658
          19,552    Western Wireless Corp. (b)................       358,975
           8,858    Wireless Facilities, Inc. (b).............       131,630
                                                               -------------
                                                                   1,388,775
                                                               -------------
                    Total Common Stocks
                     (Identified Cost $248,079,852)...........   290,125,013
                                                               -------------

                                                              VALUE
          SHARES                                             (NOTE 1)
        ----------------------------------------------------------------

                   OIL & GAS--0.0%
               986 Magnum Hunter Resources, Inc. (b) (c).. $        542
                                                           ------------
                   Total Warrants
                    (Identified Cost $962)................          542
                                                           ------------

        SHORT TERM INVESTMENTS--2.1%
           FACE
          AMOUNT
        ----------------------------------------------------------------

                   DISCOUNT NOTES--2.1%
        $6,300,000 Federal Home Loan Bank 0.750%, 01/02/04 $  6,299,869
                                                           ------------
                   Total Short Term Investments
                    (Identified Cost $6,299,869)..........    6,299,869
                                                           ------------
                   Total Investments--100.6%
                    (Identified Cost $254,380,683) (a)....  296,425,424
                   Other assets less liabilities..........   (1,711,732)
                                                           ------------
                   TOTAL NET ASSETS--100%................. $294,713,692
                                                           ============

FUTURES CONTRACTS

                       EXPIRATION NUMBER OF  CONTRACT  VALUATION AS OF  UNREALIZED
FUTURES CONTRACTS LONG    DATE    CONTRACTS   AMOUNT     12/31/2003    APPRECIATION
---------------------- ---------- --------- ---------- --------------- ------------
  Russell 2000 Index.. 03/18/2004    16     $4,309,070   $4,457,600      $148,530
                                                                         ========

 See accompanying notes to statement of investments and financial statements.

                                    MSF-261

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO




STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

     ASSETS
       Investments at value.....................             $296,425,424
       Cash.....................................                  126,748
       Collateral for securities loaned.........               56,013,864
       Receivable for:
        Securities sold.........................                  620,456
        Fund shares sold........................                  593,382
        Dividends...............................                  279,183
                                                             ------------
         Total Assets...........................              354,059,057
     LIABILITIES
       Payable for:
        Fund shares redeemed.................... $   984,644
        Securities purchased....................   2,133,365
        Futures variation margin................      54,400
        Withholding taxes.......................         128
        Return of collateral for securities
         loaned.................................  56,013,864
       Accrued expenses:
        Management fees.........................      61,032
        Service and distribution fees...........      12,777
        Other expenses..........................      85,155
                                                 -----------
         Total Liabilities......................               59,345,365
                                                             ------------
     NET ASSETS.................................             $294,713,692
                                                             ============
       Net assets consist of:
        Capital paid in.........................             $254,880,533
        Undistributed net investment income.....                1,846,608
        Accumulated net realized gains
         (losses)...............................               (4,206,720)
        Unrealized appreciation (depreciation)
         on investments and futures contracts...               42,193,271
                                                             ------------
     NET ASSETS.................................             $294,713,692
                                                             ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($216,744,117 divided by
      18,137,969 shares outstanding)............             $      11.95
                                                             ============
     CLASS B
     Net asset value and redemption price per
      share ($39,910,754 divided by
      3,380,898 shares outstanding).............             $      11.80
                                                             ============
     CLASS E
     Net asset value and redemption price per
      share ($38,058,821 divided by
      3,194,123 shares outstanding).............             $      11.92
                                                             ============
     Identified cost of investments.............             $254,380,683
                                                             ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

     INVESTMENT INCOME
       Dividends...............................             $ 2,613,568(a)
       Interest................................                 158,778(b)
                                                            -----------
                                                              2,772,346
     EXPENSES
       Management fees......................... $   512,787
       Service and distribution fees--Class B..      58,500
       Service and distribution fees--Class E..      27,392
       Directors' fees and expenses............      24,080
       Custodian...............................     295,993
       Audit and tax services..................      22,300
       Legal...................................       7,742
       Printing................................      76,385
       Insurance...............................       4,869
       Miscellaneous...........................      10,496
                                                -----------
       Total expenses..........................               1,040,544
                                                            -----------
     NET INVESTMENT INCOME.....................               1,731,802
                                                            -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................   4,195,339
       Futures contracts--net..................   1,901,170   6,096,509
                                                ----------- -----------
     Unrealized appreciation (depreciation) on:
       Investments--net........................  72,664,952
       Futures contracts--net..................     181,989  72,846,941
                                                ----------- -----------
     Net gain (loss)...........................              78,943,450
                                                            -----------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................             $80,675,252
                                                            ===========

(a)Net of foreign taxes of $1,017.
(b)Includes income on securities loaned of $83,556.

                See accompanying notes to financial statements.

                                    MSF-262

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2003          2002
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  1,731,802  $  1,481,725
  Net realized gain (loss)..........................................    6,096,509    (9,494,201)
  Unrealized appreciation (depreciation)............................   72,846,941   (27,143,889)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   80,675,252   (35,156,365)
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (1,112,568)     (817,767)
    Class B.........................................................     (102,909)      (49,896)
    Class E.........................................................      (81,295)       (4,535)
                                                                     ------------  ------------
                                                                       (1,296,772)     (872,198)
                                                                     ------------  ------------
   Net realized gain
    Class A.........................................................            0       (73,015)
    Class B.........................................................            0        (5,091)
    Class E.........................................................            0          (405)
                                                                     ------------  ------------
                                                                                0       (78,511)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (1,296,772)     (950,709)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   64,625,698    37,558,133
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  144,004,178     1,451,059

NET ASSETS
  Beginning of the period...........................................  150,709,514   149,258,455
                                                                     ------------  ------------
  End of the period................................................. $294,713,692  $150,709,514
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  1,846,608  $  1,480,767
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2003         DECEMBER 31, 2002
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  5,686,713  $ 56,979,360   5,406,162  $ 49,658,879
  Reinvestments...............................................    135,514     1,112,568      80,760       890,782
  Redemptions................................................. (3,588,540)  (35,268,984) (3,196,950)  (28,319,596)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  2,233,687  $ 22,822,944   2,289,972  $ 22,230,065
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................  2,332,676  $ 23,234,929   1,437,217  $ 13,028,020
  Reinvestments...............................................     12,658       102,909       5,035        54,987
  Redemptions.................................................   (591,173)   (5,883,928)   (521,544)   (4,474,752)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  1,754,161  $ 17,453,910     920,708  $  8,608,255
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................  2,777,443  $ 27,853,726     865,530  $  7,694,981
  Reinvestments...............................................      9,914        81,295         448         4,940
  Redemptions.................................................   (353,318)   (3,586,177)   (106,709)     (980,108)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  2,434,039  $ 24,348,844     759,269  $  6,719,813
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.  6,421,887  $ 64,625,698   3,969,949  $ 37,558,133
                                                               ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-263

METROPOLITAN SERIES FUND, INC.

 RUSSELL 2000 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                            CLASS A
                                                                       ------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                       ------------------------------------------------
                                                                         2003      2002      2001      2000      1999
                                                                       --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $   8.25  $  10.43  $  10.37  $  12.52  $  10.53
                                                                       --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................     0.08      0.08      0.10      0.11      0.08
 Net realized and unrealized gain (loss) on investments...............     3.69     (2.20)    (0.01)    (0.55)     2.29
                                                                       --------  --------  --------  --------  --------
 Total from investment operations.....................................     3.77     (2.12)     0.09     (0.44)     2.37
                                                                       --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................    (0.07)    (0.05)    (0.03)    (0.11)    (0.08)
 Distributions from net realized capital gains........................     0.00     (0.01)     0.00     (1.60)    (0.30)
                                                                       --------  --------  --------  --------  --------
 Total distributions..................................................    (0.07)    (0.06)    (0.03)    (1.71)    (0.38)
                                                                       --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD........................................ $  11.95  $   8.25  $  10.43  $  10.37  $  12.52
                                                                       ========  ========  ========  ========  ========
TOTAL RETURN (%)......................................................     46.1     (20.5)      0.9      (3.8)     22.7
Ratio of operating expenses to average net assets (%).................     0.47      0.49      0.55      0.55      0.45
Ratio of net investment income to average net assets (%)..............     0.89      0.99      1.03      0.89      1.04
Portfolio turnover rate (%)...........................................       42        53        47        78        67
Net assets, end of period (000)....................................... $216,744  $131,184  $141,958  $125,738  $111,729
The ratios of operating expenses to average net assets without giving
 effect to the contractual expense agreement would have been (%)......       --        --      0.56      0.55      0.89

                                                                                     CLASS B
                                                                       --------------------------------
                                                                          YEAR ENDED     JANUARY 2, 2001(A)
                                                                         DECEMBER 31,         THROUGH
                                                                       ----------------     DECEMBER 31,
                                                                         2003     2002          2001
                                                                       -------  -------  ------------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $  8.16  $ 10.33        $ 9.84
                                                                       -------  -------        ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................    0.05     0.05          0.06
 Net realized and unrealized gain (loss) on investments...............    3.65    (2.17)         0.46
                                                                       -------  -------        ------
 Total from investment operations.....................................    3.70    (2.12)         0.52
                                                                       -------  -------        ------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................   (0.06)   (0.04)        (0.03)
 Distributions from net realized capital gains........................    0.00    (0.01)         0.00
                                                                       -------  -------        ------
 Total distributions..................................................   (0.06)   (0.05)        (0.03)
                                                                       -------  -------        ------
NET ASSET VALUE, END OF PERIOD........................................ $ 11.80  $  8.16        $10.33
                                                                       =======  =======        ======
TOTAL RETURN (%)......................................................    45.7    (20.6)          5.3 (b)
Ratio of operating expenses to average net assets (%).................    0.72     0.74          0.80 (c)
Ratio of net investment income to average net assets (%)..............    0.64     0.79          0.83 (c)
Portfolio turnover rate (%)...........................................      42       53            47
Net assets, end of period (000)....................................... $39,911  $13,267        $7,292
The ratios of operating expenses to average net assets without giving
 effect to the contractual expense agreement would have been (%)......      --       --          0.81 (c)

                                                                                   CLASS E
                                                                       ---------------------------
                                                                          YEAR ENDED    MAY 1, 2001(A)
                                                                         DECEMBER 31,      THROUGH
                                                                       ---------------   DECEMBER 31,
                                                                         2003    2002        2001
                                                                       -------  ------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $  8.23  $10.42      $10.46
                                                                       -------  ------      ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income................................................    0.07    0.07        0.01
 Net realized and unrealized gain (loss) on investments...............    3.69   (2.20)      (0.05)
                                                                       -------  ------      ------
 Total from investment operations.....................................    3.76   (2.13)      (0.04)
                                                                       -------  ------      ------
LESS DISTRIBUTIONS
 Distributions from net investment income.............................   (0.07)  (0.05)       0.00
 Distributions from net realized capital gains........................    0.00   (0.01)       0.00
                                                                       -------  ------      ------
 Total distributions..................................................   (0.07)  (0.06)       0.00
                                                                       -------  ------      ------
NET ASSET VALUE, END OF PERIOD........................................ $ 11.92  $ 8.23      $10.42
                                                                       =======  ======      ======
TOTAL RETURN (%)......................................................    46.0   (20.6)       (0.4)(b)
Ratio of operating expenses to average net assets (%).................    0.62    0.64        0.70 (c)
Ratio of net investment income to average net assets (%)..............    0.74    1.08        1.58 (c)
Portfolio turnover rate (%)...........................................      42      53          47
Net assets, end of period (000)....................................... $38,059  $6,259      $    8
The ratios of operating expenses to average net assets without giving
 effect to the contractual expense agreement would have been (%)......      --      --        0.71 (c)

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-264

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AURORA PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--94.1% OF TOTAL NET ASSETS


                                                                   VALUE
     SHARES                                                       (NOTE 1)
   --------------------------------------------------------------------------

               AEROSPACE & DEFENSE--3.0%
       298,500 AAR Corp........................................ $   4,462,575
        59,400 Alliant Techsystems, Inc. (b)...................     3,430,944
       112,600 Esterline Technologies Corp.....................     3,003,042
       133,800 Heico Corp. (c).................................     2,435,160
       157,700 Teledyne Technologies, Inc. (b).................     2,972,645
        94,300 Triumph Group, Inc. (b).........................     3,432,520
        71,600 United Defense Industries, Inc. (b).............     2,282,608
                                                                -------------
                                                                   22,019,494
                                                                -------------

               AIR FREIGHT & COURIERS--0.7%
       284,100 EGL, Inc. (b)...................................     4,988,796
                                                                -------------

               AIRLINES--1.5%
       139,800 Alaska Air Group, Inc. (b) (c)..................     3,815,142
       179,700 Frontier Airlines, Inc. (b).....................     2,562,522
       374,700 Mesa Air Group, Inc. (b) (c)....................     4,691,244
                                                                -------------
                                                                   11,068,908
                                                                -------------

               AUTO COMPONENTS--1.9%
        99,400 American Axle & Manufacturing Holdings, Inc. (b)     4,017,748
        42,565 BorgWarner, Inc.................................     3,621,005
       160,600 Cooper Tire & Rubber Co.........................     3,433,628
       113,400 Federal Signal Corp.............................     1,986,768
       187,100 Tower Automotive, Inc. (b) (c)..................     1,277,893
                                                                -------------
                                                                   14,337,042
                                                                -------------

               BUILDING PRODUCTS--1.0%
       130,650 Apogee Enterprises, Inc.........................     1,482,878
       106,600 ElkCorp.........................................     2,846,220
       191,900 Jacuzzi Brands, Inc.............................     1,360,571
        40,500 York International Corp.........................     1,490,400
                                                                -------------
                                                                    7,180,069
                                                                -------------

               CAPITAL MARKETS--1.1%
       134,800 American Capital Strategies, Ltd. (c)...........     4,007,604
        78,400 Investment Technology Group, Inc................     1,266,160
        92,700 MCG Capital Corp. (c)...........................     1,807,650
        52,900 SWS Group, Inc..................................       941,620
                                                                -------------
                                                                    8,023,034
                                                                -------------

               CHEMICALS--3.5%
       507,110 Agrium, Inc.....................................     8,347,031
       113,900 Cambrex Corp....................................     2,877,114
       108,500 Ferro Corp......................................     2,952,285
       253,900 IMC Global, Inc.................................     2,521,227
       201,750 Methanex Corp. (b)..............................     2,265,652
        61,400 Minerals Technologies, Inc......................     3,637,950
       332,500 Omnova Solutions, Inc...........................     1,596,000
        81,500 Spartech Corp...................................     2,008,160
                                                                -------------
                                                                   26,205,419
                                                                -------------

                                                                   VALUE
     SHARES                                                       (NOTE 1)
   --------------------------------------------------------------------------

               COMMERCIAL BANKS--0.5%
       261,500 Sterling Bancshares, Inc. (c)................... $   3,485,795
                                                                -------------

               COMMERCIAL SERVICES & SUPPLIES--3.1%
        89,300 Bowne & Co., Inc................................     1,210,908
       220,600 Heidrick & Struggles International, Inc. (b) (c)     4,809,080
       126,200 John H. Harland Co. (c).........................     3,445,260
       129,100 NCO Group, Inc. (b).............................     2,939,607
       234,200 Steelcase, Inc. (c).............................     3,363,112
       160,200 Tetra Technologies, Inc. (b)....................     3,982,572
        75,900 Valassis Communications, Inc....................     2,227,665
        45,100 Viad Corp.......................................     1,127,500
                                                                -------------
                                                                   23,105,704
                                                                -------------

               COMMUNICATION EQUIPMENT--2.4%
        49,800 Advanced Fibre Communications, Inc. (b).........     1,003,470
       201,700 Anaren Microwave, Inc. (b)......................     2,848,004
       368,800 Andrew Corp. (b) (c)............................     4,244,888
       176,400 CommScope, Inc. (b).............................     2,880,612
       412,800 NMS Communications Corp. (b) (c)................     2,575,872
       137,700 Plantronics, Inc. (b)...........................     4,495,905
                                                                -------------
                                                                   18,048,751
                                                                -------------

               COMPUTER & PERIPHERALS--1.5%
       250,100 Electronics for Imaging, Inc. (b)...............     6,507,602
        87,600 Hutchinson Technology, Inc. (b).................     2,692,824
       327,400 Simpletech, Inc. (b)............................     1,967,674
                                                                -------------
                                                                   11,168,100
                                                                -------------

               CONSTRUCTION & ENGINEERING--2.1%
       119,600 Dycom Industries, Inc. (b)......................     3,207,672
       146,000 Granite Construction, Inc.......................     3,429,540
       418,700 Integrated Electrical Services, Inc. (b)........     3,872,975
       377,600 Walter Industries, Inc..........................     5,040,960
                                                                -------------
                                                                   15,551,147
                                                                -------------

               CONSTRUCTION MATERIALS--1.0%
       151,600 Martin Marietta Materials, Inc..................     7,120,652
                                                                -------------

               CONTAINERS & PACKAGING--1.1%
       123,000 Anchor Glass Container Corp. (b)................     1,968,000
       185,700 Caraustar Industries, Inc. (c)..................     2,562,660
       177,700 Packaging Corp. of America......................     3,884,522
                                                                -------------
                                                                    8,415,182
                                                                -------------

               DIVERSIFIED FINANCIAL SERVICES--0.9%
       184,200 GATX Corp. (c)..................................     5,153,916
       191,500 Medallion Financial Corp........................     1,817,335
                                                                -------------
                                                                    6,971,251
                                                                -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-265

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AURORA PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                               VALUE
         SHARES                                               (NOTE 1)
       ------------------------------------------------------------------

                   DIVERSIFIED TELECOMMUNICATION SERVICES--0.7%
           327,200 Cincinnati Bell, Inc.................... $   1,652,360
           393,100 PTEK Holdings, Inc. (c).................     3,463,211
                                                            -------------
                                                                5,115,571
                                                            -------------

                   ELECTRIC UTILITIES--0.1%
            21,800 Hawaiian Electric Industries, Inc. (c)..     1,032,666
                                                            -------------

                   ELECTRICAL EQUIPMENT--2.7%
            99,300 Acuity Brands, Inc......................     2,561,940
            90,200 Belden, Inc.............................     1,902,318
            20,400 C&D Technologies, Inc...................       391,068
           271,300 GrafTech International, Ltd. (b)........     3,662,550
           115,100 Regal Beloit Corp.......................     2,532,200
            94,800 Roper Industries, Inc...................     4,669,848
           191,200 Thomas & Betts Corp.....................     4,376,568
                                                            -------------
                                                               20,096,492
                                                            -------------

                   ELECTRONIC EQUIPMENT & INSTRUMENTS--7.8%
            79,600 Anixter International, Inc. (b) (c).....     2,060,048
           111,200 Avnet, Inc..............................     2,408,592
           118,600 AVX Corp. (c)...........................     1,971,132
           159,900 BEI Technologies, Inc...................     3,198,000
           118,600 Benchmark Electronics, Inc. (b).........     4,128,466
           106,100 Cognex Corp.............................     2,996,264
            68,300 Coherent, Inc. (b)......................     1,625,540
            80,800 Excel Technology, Inc. (b)..............     2,655,088
           517,800 Kemet Corp. (b).........................     7,088,682
           117,700 Lecroy Corp. (b)........................     2,119,777
            38,100 Littelfuse, Inc. (b)....................     1,098,042
           523,000 Technitrol, Inc.........................    10,847,020
            87,300 Trimble Navigation, Ltd. (b)............     3,251,052
           429,200 Veeco Instruments, Inc. (b) (c).........    12,103,440
                                                            -------------
                                                               57,551,143
                                                            -------------

                   ENERGY EQUIPMENT & SERVICES--3.4%
            79,200 Atwood Oceanics, Inc. (b)...............     2,529,648
           173,000 Core Laboratories NV (b) (c)............     2,887,370
           490,000 Global Industries, Inc. (b).............     2,523,500
           410,000 Hanover Compressor Co. (b) (c)..........     4,571,500
           224,200 Maverick Tube Corp. (b).................     4,315,850
           400,200 Newpark Resources, Inc. (b) (c).........     1,916,958
           203,000 Veritas DGC, Inc. (b)...................     2,127,440
           268,100 W-H Energy Services, Inc. (b)...........     4,343,220
                                                            -------------
                                                               25,215,486
                                                            -------------

                   FOOD & STAPLES RETAILING--1.8%
           277,000 Duane Reade, Inc. (b)...................     4,686,840
           160,600 Longs Drug Stores Corp. (c).............     3,973,244
           341,400 Wild Oats Markets, Inc. (b) (c).........     4,414,302
                                                            -------------
                                                               13,074,386
                                                            -------------

                                                                VALUE
       SHARES                                                  (NOTE 1)
     ---------------------------------------------------------------------

                 FOOD PRODUCTS--1.6%
          63,100 Bunge, Ltd................................. $   2,077,252
          94,000 Corn Products International, Inc...........     3,238,300
         149,000 International Multifoods Corp. (b) (c).....     2,682,000
         277,300 Interstate Bakeries Corp...................     3,945,979
                                                             -------------
                                                                11,943,531
                                                             -------------

                 GAS UTILITIES--0.5%
         156,300 NUI Corp. (c)..............................     2,519,556
          31,400 UGI Corp...................................     1,064,460
                                                             -------------
                                                                 3,584,016
                                                             -------------

                 HEALTH CARE EQUIPMENT & SUPPLIES--1.2%
          47,700 American Medical Systems Holdings, Inc. (b)     1,039,860
          83,900 Arthrocare Corp. (b) (c)...................     2,055,550
          97,700 Cytyc Corp. (b)............................     1,344,352
          65,700 Ocular Sciences, Inc.......................     1,886,247
         111,200 Viasys Healthcare, Inc. (b)................     2,290,720
                                                             -------------
                                                                 8,616,729
                                                             -------------

                 HEALTH CARE PROVIDERS & SERVICES--3.0%
          52,800 Community Health Systems, Inc. (b).........     1,403,424
          44,700 Genesis Healthcare Corp. (b)...............     1,018,266
         523,300 Hooper Holmes, Inc.........................     3,233,994
         126,000 LifePoint Hospitals, Inc. (b) (c)..........     3,710,700
          89,400 NeighborCare, Inc. (b).....................     1,765,650
         268,400 Province Healthcare Co.....................     4,294,400
         122,800 RehabCare Group, Inc. (b)..................     2,610,728
         798,700 Stewart Enterprises, Inc...................     4,536,616
                                                             -------------
                                                                22,573,778
                                                             -------------

                 HOTELS, RESTAURANTS & LEISURE--3.6%
         269,600 Argosy Gaming Corp. (b)....................     7,006,904
         158,000 Boyd Gaming Corp...........................     2,550,120
         461,700 CKE Restaurants, Inc. (c)..................     2,950,263
          72,600 Jack in the Box, Inc. (b)..................     1,550,736
         125,900 O'Charleys, Inc. (b) (c)...................     2,259,905
          76,100 Papa John's International, Inc. (b) (c)....     2,540,218
          70,500 Penn National Gaming, Inc. (b).............     1,627,140
          38,100 Ruby Tuesday, Inc..........................     1,085,469
         148,800 Ryan's Family Steak Houses, Inc. (b).......     2,252,832
         387,100 Six Flags, Inc.............................     2,910,992
                                                             -------------
                                                                26,734,579
                                                             -------------

                 HOUSEHOLD DURABLES--1.8%
          96,500 Furniture Brands International, Inc........     2,830,345
         263,200 La-Z-Boy, Inc..............................     5,521,936
         271,600 Tupperware Corp............................     4,709,544
                                                             -------------
                                                                13,061,825
                                                             -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-266

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AURORA PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                VALUE
       SHARES                                                  (NOTE 1)
     ---------------------------------------------------------------------

                 IT SERVICES--1.6%
         307,300 Carreker Corp. (b) (c)..................... $   4,305,273
         354,800 Ciber, Inc. (b)............................     3,072,568
         128,500 Perot Systems Corp. (b)....................     1,732,180
          88,200 ProQuest Co. (b) (c).......................     2,597,490
                                                             -------------
                                                                11,707,511
                                                             -------------

                 INDUSTRIAL CONGLOMERATES--0.3%
           3,000 Gerber Scientific, Inc.....................        23,880
         132,600 Tredegar Industries, Inc...................     2,059,278
                                                             -------------
                                                                 2,083,158
                                                             -------------

                 INSURANCE--2.4%
          72,800 AmerUs Group Co. (c).......................     2,545,816
          59,276 Fidelity National Financial, Inc...........     2,298,723
          77,300 Harleysville Group, Inc....................     1,537,497
         137,700 Hub International, Ltd.....................     2,307,852
         123,600 Odyssey Re Holdings Corp. (c)..............     2,787,180
         199,200 Ohio Casualty Corp.........................     3,458,112
          19,600 RLI Corp...................................       734,216
         114,600 United National Group, Ltd. (b)............     2,024,982
                                                             -------------
                                                                17,694,378
                                                             -------------

                 LEISURE EQUIPMENT & PRODUCTS--0.9%
         202,000 Callaway Golf Co. (c)......................     3,403,700
         132,200 Steinway Musical Instructions, Inc. (b) (c)     3,265,340
                                                             -------------
                                                                 6,669,040
                                                             -------------

                 MACHINERY--9.3%
         229,100 AGCO Corp..................................     4,614,074
          19,300 Cummins, Inc...............................       944,542
           7,400 Denison International, Plc. (ADR) (b)......       176,860
         219,100 Flowserve Corp.............................     4,574,808
         451,300 JLG Industries, Inc........................     6,873,299
         191,300 Joy Global, Inc............................     5,002,495
         198,300 Kadant, Inc. (b)...........................     4,293,195
         139,900 Manitowoc, Inc.............................     4,364,880
         158,000 Navistar International Corp................     7,566,620
          57,000 Pentair, Inc...............................     2,604,900
         176,400 Stewart & Stevenson Services, Inc..........     2,478,420
          96,400 Terex Corp.................................     2,745,472
         251,000 Trinity Industries, Inc....................     7,740,840
         133,000 Valmont Industries, Inc....................     3,078,950
         518,600 Wabtec Corp................................     8,836,944
         132,200 Watts Industries, Inc......................     2,934,840
                                                             -------------
                                                                68,831,139
                                                             -------------

                 MARINE--0.4%
          50,100 Kirby Corp.................................     1,747,488
          19,700 Teekay Shipping Corp.......................     1,123,491
                                                             -------------
                                                                 2,870,979
                                                             -------------

                                                                  VALUE
     SHARES                                                      (NOTE 1)
   -------------------------------------------------------------------------

               MEDIA--3.2%
        99,000 Entravision Communications Corp. (Class A) (b). $   1,098,900
       104,500 Gray Television, Inc...........................     1,580,040
       268,000 Hollinger International, Inc...................     4,186,160
       212,200 Journal Register Co. (b).......................     4,392,540
       101,000 LIN TV Corp. (b)...............................     2,606,810
       681,500 The Reader's Digest Association, Inc. (Class A)     9,990,790
                                                               -------------
                                                                  23,855,240
                                                               -------------

               METALS & MINING--4.8%
       351,800 Allegheny Technologies, Inc....................     4,650,796
       159,400 Coeur d'Alene Mines Corp. (b) (c)..............       921,332
       114,400 Compass Minerals International, Inc. (b).......     1,633,632
       307,400 Ladish, Inc. (b)...............................     2,493,321
       113,600 NN, Inc........................................     1,430,224
       191,000 NS Group, Inc..................................     1,852,700
        86,200 Peabody Energy Corp............................     3,595,402
        86,600 Phelps Dodge Corp..............................     6,589,394
       109,800 RTI International Metals, Inc..................     1,852,326
        34,910 Titanium Metals Corp. (c)......................     1,833,124
       250,600 United States Steel Corp. (c)..................     8,776,012
                                                               -------------
                                                                  35,628,263
                                                               -------------

               MULTILINE RETAIL--0.3%
       124,800 Dillard's, Inc. (Class A)......................     2,054,208
                                                               -------------

               OIL & GAS--2.6%
       153,600 Cabot Oil & Gas Corp...........................     4,508,160
       192,900 Energy Partners, Ltd. (b) (c)..................     2,681,310
        34,500 Nuevo Energy Co. (b)...........................       833,865
       575,200 OMI Corp. (b)..................................     5,136,536
        50,100 Spinnaker Exploration Co. (b)..................     1,616,727
        53,500 Stone Energy Corp. (b).........................     2,271,075
       167,200 Vintage Petroleum, Inc.........................     2,011,416
                                                               -------------
                                                                  19,059,089
                                                               -------------

               PAPER & FOREST PRODUCTS--0.8%
       198,700 Louisiana-Pacific Corp.........................     3,552,756
        50,760 Rayonier, Inc..................................     2,107,048
                                                               -------------
                                                                   5,659,804
                                                               -------------

               PERSONAL PRODUCTS--1.2%
       152,300 Chattem, Inc. (c)..............................     2,726,170
       468,100 Playtex Products, Inc. (b) (c).................     3,618,413
       160,600 Steiner Leisure, Ltd. (b)......................     2,296,580
                                                               -------------
                                                                   8,641,163
                                                               -------------

               PHARMACEUTICALS--0.7%
       214,200 Valeant Pharmaceuticals International..........     5,387,130
                                                               -------------

               REAL ESTATE--0.5%
        83,700 Heritage Property Investment Trust, Inc. (REIT)     2,381,265
       126,500 Highland Hospitality Corp. (REIT) (b) (c)......     1,378,850
                                                               -------------
                                                                   3,760,115
                                                               -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-267

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AURORA PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                  VALUE
      SHARES                                                     (NOTE 1)
    ------------------------------------------------------------------------

                ROAD & RAIL--0.6%
         84,300 Dollar Thrifty Automotive Group, Inc. (b)..... $   2,186,742
         23,700 Marten Transport, Ltd. (b)....................       364,506
        184,000 RailAmerica, Inc. (b) (c).....................     2,171,200
                                                               -------------
                                                                   4,722,448
                                                               -------------

                SEMICONDUCTORS & EQUIPMENT--5.2%
        131,800 Actel Corp. (b)...............................     3,176,380
        154,100 ATMI, Inc. (b) (c)............................     3,565,874
        265,900 Brooks Automation, Inc. (b)...................     6,426,803
        128,400 ChipPAC, Inc. (b) (c).........................       974,556
        357,300 Cypress Semiconductor Corp. (b) (c)...........     7,631,928
        142,400 Helix Technology Corp.........................     2,930,592
        133,100 IXYS Corp. (b) (c)............................     1,244,485
        150,800 MKS Instruments, Inc. (b) (c).................     4,373,200
        310,100 TriQuint Semiconductor, Inc. (b)..............     2,192,407
        145,200 Varian Semiconductor Equipment, Inc. (b)......     6,343,788
                                                               -------------
                                                                  38,860,013
                                                               -------------

                SOFTWARE--1.4%
        275,400 Inet Technologies, Inc. (b)...................     3,304,800
        200,300 Iona Technologies, Plc. (ADR) (c).............       975,461
        121,400 Mentor Graphics Corp..........................     1,765,156
         41,600 Micros Systems, Inc. (b)......................     1,803,776
         24,000 Pegasystems, Inc. (b).........................       206,880
        256,600 SkillSoft, Plc. (ADR) (b).....................     2,219,590
                                                               -------------
                                                                  10,275,663
                                                               -------------

                SPECIALTY RETAIL--3.6%
         94,500 American Eagle Outfitters, Inc. (b)...........     1,549,800
         79,700 Barnes & Noble, Inc. (b)......................     2,618,145
        416,800 Charming Shoppes, Inc.........................     2,250,720
         21,700 CSK Auto Corp. (b)............................       407,309
        150,600 Genesco, Inc. (b) (c).........................     2,278,578
        115,900 Hancock Fabrics, Inc. (c).....................     1,678,232
         57,600 Linens 'N Things, Inc. (b)....................     1,732,608
        358,400 Payless Shoesource, Inc. (b)..................     4,802,560
         55,200 Pep Boys-Manny Moe & Jack.....................     1,262,424
         65,900 The Talbots, Inc..............................     2,028,402
        220,700 Too, Inc. (b).................................     3,725,416
        251,100 Tweeter Home Entertainment Group, Inc. (b) (c)     2,372,895
                                                               -------------
                                                                  26,707,089
                                                               -------------

                                                                 VALUE
        SHARES                                                  (NOTE 1)
     ----------------------------------------------------------------------

                  TEXTILES, APPARELS & LUXURY GOODS--0.3%
           61,300 Oshkosh B'Gosh, Inc. (b) (c).............. $   1,315,498
           66,800 Russell Corp..............................     1,173,008
           10,400 Stride Rite Corp..........................       118,352
                                                             -------------
                                                                 2,606,858
                                                             -------------

                  THRIFTS & MORTGAGE FINANCE--0.2%
           91,000 First Niagara Financial Group, Inc........     1,356,810
                                                             -------------

                  WIRELESS TELECOMMUNICATION SERVICES--0.3%
          212,000 American Tower Corp. (Class A)............     2,293,840
                                                             -------------
                  Total Common Stocks
                   (Identified Cost $546,953,514)...........   697,013,484
                                                             -------------

     SHORT TERM INVESTMENTS--6.5%
         FACE
        AMOUNT
     ----------------------------------------------------------------------

                  COMMERCIAL PAPER--6.5%
     $  6,986,000 American Express Credit Corp.
                   1.050%, 01/05/04.........................     6,985,185
        4,264,000 American Express Credit Corp.
                   0.850%, 01/07/04.........................     4,263,396
       17,791,000 American Express Credit Corp.
                   1.060%, 01/08/04.........................    17,787,333
        1,819,000 Citicorp 1.030%, 01/08/04.................     1,818,635
        2,358,000 General Electric Capital Corp.
                   1.030%, 01/08/04.........................     2,357,528
        4,000,000 General Electric Capital Corp.
                   1.030%, 01/12/04.........................     3,998,741
        3,000,000 Merrill Lynch & Co., Inc. 1.020%, 01/05/04     2,999,660
        7,579,000 Morgan Stanley 1.080%, 02/03/04...........     7,571,497
                                                             -------------
                                                                47,781,975
                                                             -------------
                  Total Short Term Investments
                   (Identified Cost $47,781,975)............    47,781,975
                                                             -------------
                  Total Investments--100.6%
                   (Identified Cost $594,735,489) (a).......   744,795,459
                  Other assets less liabilities.............    (4,191,300)
                                                             -------------
                  TOTAL NET ASSETS--100%.................... $ 740,604,159
                                                             =============

 See accompanying notes to statement of investments and financial statements.

                                    MSF-268

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AURORA PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

     ASSETS
       Investments at value.....................             $744,795,459
       Cash.....................................                   20,652
       Collateral for securities loaned.........               55,288,142
       Receivable for:
        Securities sold.........................                1,632,859
        Fund shares sold........................                  799,376
        Dividends...............................                  393,142
                                                             ------------
         Total Assets...........................              802,929,630
     LIABILITIES
       Payable for:
        Fund shares redeemed.................... $ 4,438,023
        Securities purchased....................   2,030,100
        Withholding taxes.......................       4,308
        Return of collateral for securities
         loaned.................................  55,288,142
       Accrued expenses:
        Management fees.........................     505,739
        Service and distribution fees...........      21,874
        Other expenses..........................      37,285
                                                 -----------
         Total Liabilities......................               62,325,471
                                                             ------------
     NET ASSETS.................................             $740,604,159
                                                             ============
       Net assets consist of:
        Capital paid in.........................             $605,410,339
        Undistributed net investment income.....                   37,393
        Accumulated net realized gains
         (losses)...............................              (14,903,543)
        Unrealized appreciation (depreciation)
         on investments and foreign currency
         transactions...........................              150,059,970
                                                             ------------
     NET ASSETS.................................             $740,604,159
                                                             ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ( $561,244,665 divided by
      33,766,276 shares outstanding)............             $      16.62
                                                             ============
     CLASS B
     Net asset value and redemption price per
      share ( $1,119,758 divided by 67,728
      shares outstanding).......................             $      16.53
                                                             ============
     CLASS E
     Net asset value and redemption price per
      share ( $178,239,736 divided by
      10,768,150 shares outstanding)............             $      16.55
                                                             ============
     Identified cost of investments.............             $594,735,489
                                                             ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

    INVESTMENT INCOME
      Dividends...............................              $  3,865,033(a)
      Interest................................                  375,293 (b)
                                                            ------------
                                                               4,240,326
    EXPENSES
      Management fees......................... $  4,255,375
      Service and distribution fees--Class B..        1,027
      Service and distribution fees--Class E..      151,071
      Directors' fees and expenses............       24,080
      Custodian...............................      157,165
      Audit and tax services..................       22,300
      Legal...................................       18,457
      Printing................................      198,359
      Insurance...............................       12,409
      Miscellaneous...........................       11,287
                                               ------------
      Total expenses..........................                 4,851,530
                                                            ------------
    NET INVESTMENT INCOME (LOSS)..............                  (611,204)
                                                            ------------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................                (1,113,931)
    Unrealized appreciation (depreciation) on:
      Investments--net........................  224,185,581
      Foreign currency transactions--net......           59  224,185,640
                                               ------------ ------------
    Net gain (loss)...........................               223,071,709
                                                            ------------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................              $222,460,505
                                                            ============

(a)Net of foreign taxes of $31,471.
(b)Includes income on securities loaned of $86,228.

                See accompanying notes to financial statements.

                                    MSF-269

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AURORA PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED     YEAR ENDED
                                                                     DECEMBER 31,   DECEMBER 31,
                                                                         2003           2002
                                                                     ------------  -------------
FROM OPERATIONS
  Net investment income (loss)...................................... $   (611,204) $  (1,095,109)
  Net realized gain (loss)..........................................   (1,113,931)   (10,110,550)
  Unrealized appreciation (depreciation)............................  224,185,640    (96,906,467)
                                                                     ------------  -------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................  222,460,505   (108,112,126)
                                                                     ------------  -------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................            0       (215,537)
    Class E.........................................................            0         (8,107)
                                                                     ------------  -------------
                                                                                0       (223,644)
                                                                     ------------  -------------
   Net realized gain
    Class A.........................................................            0     (1,643,473)
    Class B.........................................................            0             (1)
    Class E.........................................................            0        (82,424)
                                                                     ------------  -------------
                                                                                0     (1,725,898)
                                                                     ------------  -------------
  TOTAL DISTRIBUTIONS...............................................            0     (1,949,542)
                                                                     ------------  -------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.  142,876,054    187,182,788
                                                                     ------------  -------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  365,336,559     77,121,120

NET ASSETS
  Beginning of the period...........................................  375,267,600    298,146,480
                                                                     ------------  -------------
  End of the period................................................. $740,604,159  $ 375,267,600
                                                                     ============  =============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $     37,393  $           0
                                                                     ============  =============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                 YEAR ENDED
                                                                   DECEMBER 31, 2003         DECEMBER 31, 2002
                                                               ------------------------  -------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  -------------
CLASS A
  Sales.......................................................  7,836,580  $104,751,255  17,723,575  $ 241,443,857
  Shares issued through acquisition...........................  2,995,052    35,933,090           0              0
  Reinvestments...............................................          0             0     116,261      1,859,010
  Redemptions................................................. (5,911,082)  (73,825,374) (9,613,064)  (115,265,981)
                                                               ----------  ------------  ----------  -------------
  Net increase (decrease).....................................  4,920,550  $ 66,858,971   8,226,772  $ 128,036,886
                                                               ==========  ============  ==========  =============
CLASS B
  Sales.......................................................     70,625  $    941,926       2,992  $      32,036
  Reinvestments...............................................          0             0           0              1
  Redemptions.................................................     (3,814)      (54,506)     (2,082)       (23,107)
                                                               ----------  ------------  ----------  -------------
  Net increase (decrease).....................................     66,811  $    887,420         910  $       8,930
                                                               ==========  ============  ==========  =============
CLASS E
  Sales.......................................................  6,656,313  $ 89,027,153   4,954,820  $  63,496,422
  Reinvestments...............................................          0             0       5,672         90,531
  Redemptions.................................................   (967,127)  (13,897,490)   (357,588)    (4,449,981)
                                                               ----------  ------------  ----------  -------------
  Net increase (decrease).....................................  5,689,186  $ 75,129,663   4,602,904  $  59,136,972
                                                               ==========  ============  ==========  =============
  Increase (decrease) derived from capital share transactions. 10,676,547  $142,876,054  12,830,586  $ 187,182,788
                                                               ==========  ============  ==========  =============

                See accompanying notes to financial statements.

                                    MSF-270

METROPOLITAN SERIES FUND, INC.

 STATE STREET RESEARCH AURORA PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                            CLASS A
                                         -----------------------------------------
                                                                       JULY 5, 2000(A)
                                            YEAR ENDED DECEMBER 31,        THROUGH
                                         ----------------------------   DECEMBER 31,
                                           2003      2002      2001         2000
                                         --------  --------  --------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD.... $  11.07  $  14.13  $  12.24      $ 10.00
                                         --------  --------  --------      -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)...........    (0.01)    (0.04)     0.02         0.03
 Net realized and unrealized gain
   (loss) on investments................     5.56     (2.95)     1.94         2.29
                                         --------  --------  --------      -------
 Total from investment operations.......     5.55     (2.99)     1.96         2.32
                                         --------  --------  --------      -------
LESS DISTRIBUTIONS
 Distributions from net investment
   income...............................     0.00     (0.01)    (0.01)       (0.03)
 Distributions from net realized
   capital gains........................     0.00     (0.06)    (0.06)       (0.05)
                                         --------  --------  --------      -------
 Total distributions....................     0.00     (0.07)    (0.07)       (0.08)
                                         --------  --------  --------      -------
NET ASSET VALUE, END OF PERIOD.......... $  16.62  $  11.07  $  14.13      $ 12.24
                                         ========  ========  ========      =======
TOTAL RETURN (%)........................     50.1     (21.3)     16.0         23.2 (b)
Ratio of operating expenses to average
 net assets (%).........................     0.93      0.95      0.98         1.05 (c)
Ratio of net investment income to
 average net assets (%).................    (0.10)    (0.28)     0.18         1.12 (c)
Portfolio turnover rate (%).............       44        27        15           24 (c)
Net assets, end of period (000)......... $561,245  $319,202  $291,426      $54,379
The ratios of operating expenses to
 average net assets without giving
 effect to the contractual expense
 agreement would have been (%)..........       --        --        --         1.34 (c)

                                                    CLASS B                          CLASS E
                                         ---------------------------    -----------------------------
                                           YEAR ENDED    MAY 1, 2001(A)     YEAR ENDED     MAY 1, 2001(A)
                                          DECEMBER 31,      THROUGH        DECEMBER 31,       THROUGH
                                         --------------   DECEMBER 31,  -----------------   DECEMBER 31,
                                          2003    2002        2001        2003      2002        2001
                                         ------  ------  -------------- --------  -------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD.... $11.04  $14.12      $14.12     $  11.04  $ 14.12      $14.12
                                         ------  ------      ------     --------  -------      ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)...........  (0.01)   0.00        0.00        (0.02)   (0.01)      (0.01)
 Net realized and unrealized gain
   (loss) on investments................   5.50   (3.01)       0.00         5.53    (3.00)       0.01
                                         ------  ------      ------     --------  -------      ------
 Total from investment operations.......   5.49   (3.01)       0.00         5.51    (3.01)       0.00
                                         ------  ------      ------     --------  -------      ------
LESS DISTRIBUTIONS
 Distributions from net investment
   income...............................   0.00   (0.01)       0.00         0.00    (0.01)       0.00
 Distributions from net realized
   capital gains........................   0.00   (0.06)       0.00         0.00    (0.06)       0.00
                                         ------  ------      ------     --------  -------      ------
 Total distributions....................   0.00   (0.07)       0.00         0.00    (0.07)       0.00
                                         ------  ------      ------     --------  -------      ------
NET ASSET VALUE, END OF PERIOD.......... $16.53  $11.04      $14.12     $  16.55  $ 11.04      $14.12
                                         ======  ======      ======     ========  =======      ======
TOTAL RETURN (%)........................   49.7   (21.5)        0.0(b)      49.9    (21.5)        0.0 (b)
Ratio of operating expenses to average
 net assets (%).........................   1.18    1.20        1.23(c)      1.08     1.10        1.13 (c)
Ratio of net investment income to
 average net assets (%).................  (0.26)  (0.53)       0.00(c)     (0.22)   (0.43)      (0.25)(c)
Portfolio turnover rate (%).............     44      27          15           44       27          15
Net assets, end of period (000)......... $1,120  $   10      $  0.1     $178,240  $56,055      $6,720

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-271

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--99.0% OF TOTAL NET ASSETS


                                                                    VALUE
    SHARES                                                         (NOTE 1)
  ----------------------------------------------------------------------------

              AEROSPACE & DEFENSE--1.9%
       41,150 Engineered Support Systems, Inc................... $   2,265,719
       34,900 Herley Industries, Inc. (b).......................       722,430
       71,100 Mercury Computer Systems, Inc. (b)................     1,770,390
       37,300 MTC Technologies, Inc. (b)........................     1,201,806
                                                                 -------------
                                                                     5,960,345
                                                                 -------------

              AIR FREIGHT & COURIERS--1.2%
        6,200 Expeditors International of Washington, Inc.......       233,492
       54,100 Forward Air Corp. (b).............................     1,487,750
       51,000 UTI Worldwide, Inc................................     1,934,430
                                                                 -------------
                                                                     3,655,672
                                                                 -------------

              AIRLINES--1.7%
       56,000 Atlantic Coast Airlines Holdings, Inc. (b)........       554,400
       37,800 ExpressJet Holdings, Inc. (b).....................       567,000
      152,600 Frontier Airlines, Inc. (b).......................     2,176,076
       99,600 SkyWest, Inc......................................     1,804,752
                                                                 -------------
                                                                     5,102,228
                                                                 -------------

              AUTO COMPONENTS--0.5%
       37,500 Gentex Corp.......................................     1,656,000
                                                                 -------------

              BEVERAGES--0.2%
       28,900 Boston Beer, Inc. (b) (c).........................       524,246
                                                                 -------------

              BIOTECHNOLOGY--5.3%
       36,300 Abgenix, Inc. (b).................................       452,298
       54,700 Albany Molecular Research, Inc. (b)...............       821,594
       36,100 Alkermes, Inc. (b) (c)............................       487,350
       25,100 Celgene Corp. (b) (c).............................     1,130,002
       18,073 Cephalon, Inc. (b) (c)............................       874,914
       54,200 Charles River Laboratories International, Inc. (b)     1,860,686
       22,600 Digene Corp. (b) (c)..............................       906,260
       12,600 Gilead Sciences, Inc. (b).........................       732,564
       41,600 Human Genome Sciences, Inc. (b)...................       551,200
       29,300 ICOS Corp. (b) (c)................................     1,209,504
       10,400 IDEXX Laboratories, Inc. (b) (c)..................       481,312
       24,500 Invitrogen Corp. (b)..............................     1,715,000
       24,700 Martek Biosciences Corp. (b) (c)..................     1,604,759
       28,900 Neurocrine Biosciences, Inc. (b)..................     1,576,206
       27,100 Protein Design Labs, Inc. (b).....................       485,090
       32,800 Techne Corp. (b)..................................     1,239,184
       13,670 Vertex Pharmaceuticals, Inc. (b)..................       139,844
                                                                 -------------
                                                                    16,267,767
                                                                 -------------

              BUILDING PRODUCTS--0.2%
       12,300 Simpson Manufacturing, Inc. (b)...................       625,578
                                                                 -------------

              CAPITAL MARKETS--2.1%
       24,900 Affiliated Managers Group, Inc. (b) (c)...........     1,732,791
       25,100 Eaton Vance Corp..................................       919,664
       35,200 Investment Technology Group, Inc..................       568,480
       47,300 Investors Financial Services Corp.................     1,816,793

                                                                VALUE
        SHARES                                                 (NOTE 1)
      --------------------------------------------------------------------

                  CAPITAL MARKETS--(CONTINUED)
            7,566 Legg Mason, Inc........................... $     583,944
           42,100 Waddell & Reed Financial, Inc. (Class A)..       987,666
                                                             -------------
                                                                 6,609,338
                                                             -------------

                  CHEMICALS--0.4%
           58,300 Symyx Technologies, Inc. (b)..............     1,198,065
                                                             -------------

                  COMMERCIAL BANKS--2.1%
           56,500 Boston Private Financial Holdings, Inc....     1,403,460
           18,700 East West Bancorp, Inc....................     1,003,816
           22,400 Silicon Valley Bancshares.................       807,968
           29,000 Southwest Bancorp of Texas, Inc. (c)......     1,126,650
           52,600 UCBH Holdings, Inc........................     2,049,822
                                                             -------------
                                                                 6,391,716
                                                             -------------

                  COMMERCIAL SERVICES & SUPPLIES--7.3%
           37,700 Bright Horizons Family Solutions, Inc. (b)     1,583,400
           43,100 Career Education Corp. (b)................     1,727,017
           46,733 ChoicePoint, Inc. (b).....................     1,780,060
           28,700 Corinthian Colleges, Inc. (b).............     1,594,572
           54,500 Corporate Executive Board Co. (b).........     2,543,515
           62,000 DeVry, Inc. (b)...........................     1,558,060
           75,400 Education Management Corp. (b)............     2,340,416
          168,400 Exult, Inc. (b) (c).......................     1,199,008
           62,250 Iron Mountain, Inc. (b)...................     2,461,365
           23,300 ITT Educational Services, Inc.............     1,094,401
           25,000 Stericycle, Inc. (b)......................     1,167,500
           31,766 University of Phoenix Online (b)..........     2,189,630
           12,500 Valassis Communications, Inc..............       366,875
           29,200 Waste Connections, Inc. (b)...............     1,102,884
                                                             -------------
                                                                22,708,703
                                                             -------------

                  COMMUNICATION EQUIPMENT--3.5%
           57,300 Advanced Fibre Communications, Inc. (b)...     1,154,595
           39,600 Anaren Microwave, Inc. (b)................       559,152
           33,325 Avocent Corp. (b).........................     1,217,029
          249,400 Centillium Communications, Inc. (b).......     1,404,122
           16,300 F5 Networks, Inc. (b).....................       409,130
           62,300 Inter-Tel, Inc............................     1,556,254
           72,900 Plantronics, Inc. (b).....................     2,380,185
           66,693 Polycom, Inc. (b).........................     1,301,847
           58,400 Powerwave Technologies, Inc. (b) (c)......       446,760
           37,000 REMEC, Inc. (b) (c).......................       311,170
                                                             -------------
                                                                10,740,244
                                                             -------------

                  COMPUTER & PERIPHERALS--1.9%
           29,300 Avid Technology, Inc. (b) (c).............     1,406,400
          103,300 Maxtor Corp. (b)..........................     1,146,630
          118,500 Pinnacle Systems, Inc. (b)................     1,010,805
           28,400 SanDisk Corp. (b).........................     1,736,376
           32,900 SBS Technologies, Inc. (b)................       483,959
                                                             -------------
                                                                 5,784,170
                                                             -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-272

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                 VALUE
       SHARES                                                   (NOTE 1)
     ----------------------------------------------------------------------

                 CONSTRUCTION & ENGINEERING--0.3%
          63,700 Insituform Technologies, Inc. (b) (c)....... $   1,051,050
                                                              -------------

                 CONSUMER FINANCE--0.1%
          16,000 The First Marblehead Corp. (b)..............       350,080
                                                              -------------

                 DIVERSIFIED FINANCIAL SERVICES--0.2%
          23,250 Doral Financial Corp........................       750,510
                                                              -------------

                 ELECTRONIC EQUIPMENT & INSTRUMENTS--3.8%
         187,900 Aeroflex, Inc. (b)..........................     2,196,551
          34,200 Cognex Corp.................................       965,808
          19,700 Coherent, Inc. (b)..........................       468,860
          45,600 Flir Systems, Inc. (b)......................     1,664,400
          32,200 Kemet Corp. (b).............................       440,818
          11,100 Mettler-Toledo International, Inc. (b)......       468,531
          23,074 National Instruments Corp. (c)..............     1,049,175
          12,300 Newport Corp. (c)...........................       203,319
          85,400 Plexus Corp. (b)............................     1,466,318
          48,500 Technitrol, Inc.............................     1,005,890
          42,700 Varian, Inc. (b)............................     1,781,871
                                                              -------------
                                                                 11,711,541
                                                              -------------

                 ENERGY EQUIPMENT & SERVICES--4.0%
          10,400 Atwood Oceanics, Inc. (b)...................       332,176
          62,500 Cal Dive International, Inc. (b)............     1,506,875
           5,400 Cooper Cameron Corp. (b)....................       251,640
           8,400 Core Laboratories NV (b)....................       140,196
          20,900 FMC Technologies, Inc. (b)..................       486,970
         106,200 Global Industries, Inc. (b).................       546,930
         388,500 Grey Wolf, Inc. (b).........................     1,452,990
          25,000 Helmerich & Payne, Inc......................       698,250
          16,500 Key Energy Services, Inc. (b)...............       170,115
          25,200 Lone Star Technologies, Inc. (b) (c)........       402,696
          55,800 Maverick Tube Corp. (b).....................     1,074,150
          29,200 National-Oilwell, Inc. (b)..................       652,912
          49,900 Oil States International, Inc. (b)..........       695,606
          47,800 Patterson-UTI Energy, Inc. (b)..............     1,573,576
           7,700 Pride International, Inc. (b)...............       143,528
          62,800 Unit Corp. (b)..............................     1,478,940
          37,400 Varco International, Inc. (b)...............       771,562
                                                              -------------
                                                                 12,379,112
                                                              -------------

                 FOOD & STAPLES RETAILING--1.2%
          21,000 Performance Food Group Co. (b) (c)..........       759,570
          71,500 SunOpta, Inc. (b)...........................       659,945
          33,500 United Natural Foods, Inc. (b)..............     1,202,985
          15,400 Whole Foods Market, Inc.....................     1,033,802
                                                              -------------
                                                                  3,656,302
                                                              -------------

                 FOOD PRODUCTS--0.3%
           4,100 American Italian Pasta Co. (Class A) (b) (c)       171,790
          27,200 Horizon Organic Holding Corp. (b)...........       651,440
                                                              -------------
                                                                    823,230
                                                              -------------

                                                                     VALUE
   SHARES                                                           (NOTE 1)
 ------------------------------------------------------------------------------

             HEALTH CARE EQUIPMENT & SUPPLIES--5.1%
      14,400 Advanced Neuromodulation Systems, Inc. (b) (c)...... $     662,112
      35,400 Apogent Technologies, Inc. (b)......................       815,616
     119,600 Computer Programs & Systems, Inc. (c)...............     2,406,352
      16,800 Conceptus, Inc. (b) (c).............................       178,416
       8,400 Cyberonics, Inc. (b) (c)............................       268,884
      37,700 Cytyc Corp. (b).....................................       518,752
      25,050 Dentsply International, Inc.........................     1,131,508
      43,600 ICU Medical, Inc. (b) (c)...........................     1,494,608
      40,200 INAMED Corp. (b)....................................     1,932,012
      12,600 Mentor Corp. (c)....................................       303,156
      39,400 Respironics, Inc. (b)...............................     1,776,546
      83,000 Staar Surgical Co. (b) (c)..........................       934,580
      91,800 Steris Corp. (b)....................................     2,074,680
      89,500 Thoratec Corp. (b) (c)..............................     1,164,395
                                                                  -------------
                                                                     15,661,617
                                                                  -------------

             HEALTH CARE PROVIDERS & SERVICES--8.4%
      67,250 Accredo Health, Inc. (b)............................     2,125,773
      18,700 AdvancePCS (b)......................................       984,742
      26,552 AMN Healthcare Services, Inc. (b) (c)...............       455,632
      20,200 Amsurg Corp. (b) (c)................................       765,378
      33,200 Caremark Rx, Inc. (b)...............................       840,956
      24,900 Community Health Systems, Inc. (b)..................       661,842
      32,700 Coventry Health Care, Inc. (b)......................     2,108,823
      37,800 DaVita, Inc. (b)....................................     1,474,200
      70,400 First Health Group Corp. (b)........................     1,369,984
       6,200 Henry Schein, Inc. (b)..............................       418,996
       7,900 Hooper Holmes, Inc..................................        48,822
      54,400 LifePoint Hospitals, Inc. (b) (c)...................     1,602,080
      29,100 Manor Care, Inc.....................................     1,005,987
      20,700 Odyssey Healthcare, Inc. (b)........................       605,682
      54,200 Omnicare, Inc.......................................     2,189,138
      26,900 Patterson Dental Co. (b)............................     1,725,904
      42,300 Pharmaceutical Product Development, Inc. (b)........     1,140,831
      49,800 Priority Healthcare Corp. (Class B) (b) (c).........     1,200,678
      16,600 Renal Care Group, Inc. (b)..........................       683,920
      29,200 The Advisory Board Co. (b)..........................     1,019,372
      16,700 Triad Hospitals, Inc. (b)...........................       555,609
      56,700 United Surgical Partners International, Inc. (b) (c)     1,898,316
      33,700 WellChoice, Inc. (b)................................     1,162,650
                                                                  -------------
                                                                     26,045,315
                                                                  -------------

             HOTELS, RESTAURANTS & LEISURE--3.8%
      52,600 Alliance Gaming Corp. (b)...........................     1,296,590
      40,700 CEC Entertainment, Inc. (b).........................     1,928,773
       6,200 International Speedway Corp. (Class A)..............       276,892
      14,600 Mandalay Resort Group...............................       652,912
      39,400 P.F. Chang's China Bistro, Inc. (b) (c).............     2,004,672
      17,100 Peet's Coffee & Tea, Inc. (b) (c)...................       297,711
      51,075 Rare Hospitality International, Inc. (b)............     1,248,273
      37,700 Ruby Tuesday, Inc...................................     1,074,073
      30,850 Sonic Corp. (b).....................................       944,627
      32,600 Station Casinos, Inc................................       998,538
      24,900 The Cheesecake Factory, Inc. (b)....................     1,096,347
                                                                  -------------
                                                                     11,819,408
                                                                  -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-273

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                   VALUE
     SHARES                                                       (NOTE 1)
   --------------------------------------------------------------------------

               HOUSEHOLD DURABLES--1.7%
        14,684 D.R. Horton, Inc................................ $     635,230
        12,400 Harman International Industries, Inc............       917,352
        35,700 La-Z-Boy, Inc. (c)..............................       748,986
        18,660 M.D.C. Holdings, Inc............................     1,203,570
         8,400 Standard-Pacific Corp...........................       407,820
        33,400 Toll Brothers, Inc. (b).........................     1,327,984
                                                                -------------
                                                                    5,240,942
                                                                -------------

               IT SERVICES--2.7%
        12,500 Affiliated Computer Services, Inc. (Class A) (b)       680,750
        26,900 CACI International, Inc. (b)....................     1,307,878
        16,400 Cognizant Technology Solutions Corp.
                (Class A) (b)..................................       748,496
        73,100 Forrester Research, Inc. (b) (c)................     1,306,297
        24,460 Global Payments, Inc............................     1,152,555
        28,700 InterCept, Inc. (b) (c).........................       324,023
        45,900 SRA International, Inc. (b).....................     1,978,290
        31,100 Titan Corp. (b).................................       678,291
                                                                -------------
                                                                    8,176,580
                                                                -------------

               INSURANCE--2.4%
        23,200 Brown & Brown, Inc..............................       756,552
        54,400 Max Re Capital, Ltd.............................     1,220,736
        33,200 RenaissanceRe Holdings, Ltd.....................     1,628,460
        16,800 Stancorp Financial Group, Inc...................     1,056,384
        16,800 The PMI Group, Inc..............................       625,464
        39,400 Triad Guaranty, Inc. (b)........................     1,983,790
                                                                -------------
                                                                    7,271,386
                                                                -------------

               INTERNET & CATALOG RETAIL--0.4%
        68,736 Insight Enterprises, Inc. (b)...................     1,292,237
                                                                -------------

               INTERNET SOFTWARE & SERVICES--1.6%
        54,200 CNET Networks, Inc. (b) (c).....................       369,644
        89,600 Digital Insight Corp. (b).......................     2,231,040
        69,800 Earthlink, Inc. (b).............................       698,000
        66,300 MatrixOne, Inc. (b).............................       408,408
        49,950 Netegrity, Inc. (b) (c).........................       514,985
        29,300 Websense, Inc. (b) (c)..........................       856,732
                                                                -------------
                                                                    5,078,809
                                                                -------------

               LEISURE EQUIPMENT & PRODUCTS--0.9%
        28,700 JAKKS Pacific, Inc. (b) (c).....................       377,692
        12,500 Marvel Enterprises, Inc. (b)....................       363,875
        65,350 SCP Pool Corp. (b)..............................     2,135,638
                                                                -------------
                                                                    2,877,205
                                                                -------------

               MACHINERY--1.0%
        28,900 Dionex Corp. (b)................................     1,329,978
        33,400 Oshkosh Truck Corp..............................     1,704,402
                                                                -------------
                                                                    3,034,380
                                                                -------------

                                                                 VALUE
       SHARES                                                   (NOTE 1)
     ----------------------------------------------------------------------

                 MEDIA--3.3%
           6,300 4Kids Entertainment, Inc. (b) (c)........... $     163,926
          16,600 Catalina Marketing Corp. (b)................       334,656
          41,800 Cox Radio, Inc. (Class A) (b)...............     1,054,614
          50,100 Emmis Communications Corp. (Class A) (b)....     1,355,205
          10,300 Entercom Communications Corp. (b)...........       545,488
          21,000 Getty Images, Inc. (b)......................     1,052,730
          31,300 Insight Communications, Inc. (b)............       322,703
          87,100 Radio One, Inc. (Class D) (b) (c)...........     1,681,030
          48,700 Regent Communications, Inc. (b).............       309,245
          65,100 Scholastic Corp. (b)........................     2,216,004
          59,100 Spanish Broadcasting Systems, Inc. (b)......       620,550
          16,700 Westwood One, Inc...........................       571,307
                                                              -------------
                                                                 10,227,458
                                                              -------------

                 MULTILINE RETAIL--0.5%
          20,050 Dollar Tree Stores, Inc. (b)................       602,703
          10,400 Family Dollar Stores, Inc...................       373,152
          22,750 Fred's, Inc. (c)............................       704,795
                                                              -------------
                                                                  1,680,650
                                                              -------------

                 OFFICE ELECTRONICS--0.9%
          40,395 Zebra Technologies Corp. (Class A) (b)......     2,681,016
                                                              -------------

                 OIL & GAS--2.2%
          32,800 Cabot Oil & Gas Corp........................       962,680
          45,600 Evergreen Resources, Inc. (b)...............     1,482,456
          32,800 Spinnaker Exploration Co. (b)...............     1,058,456
          29,700 Stone Energy Corp. (b)......................     1,260,765
          58,600 Tom Brown, Inc. (b).........................     1,889,850
                                                              -------------
                                                                  6,654,207
                                                              -------------

                 PHARMACEUTICALS--3.4%
          16,600 Andrx Corp. (b).............................       399,064
          12,300 Bradley Pharmaceuticals, Inc. (b) (c).......       312,789
          33,700 Eon Labs, Inc. (b) (c)......................     1,717,015
          50,825 KV Pharmaceutical Co. (b) (c)...............     1,296,038
          30,700 Medicis Pharmaceutical Corp. (Class A) (c)..     2,188,910
          86,300 Noven Pharmaceuticals, Inc. (b).............     1,312,623
          10,400 Pharmaceutical Resources, Inc...............       677,560
          41,100 SICOR, Inc. (b).............................     1,117,920
          24,900 Taro Pharmaceutical Industries, Ltd. (b) (c)     1,606,050
                                                              -------------
                                                                 10,627,969
                                                              -------------

                 REAL ESTATE--0.2%
          14,400 Redwood Trust, Inc. (REIT)..................       732,240
                                                              -------------

                 ROAD & RAIL--0.7%
          33,300 Covenant Transport, Inc. (b)................       633,033
          41,500 Dollar Thrifty Automotive Group, Inc. (b)...     1,076,510
          24,300 Swift Transportation Co., Inc. (b)..........       510,786
                                                              -------------
                                                                  2,220,329
                                                              -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-274

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                 VALUE
       SHARES                                                   (NOTE 1)
     ----------------------------------------------------------------------

                 SEMICONDUCTORS & EQUIPMENT--6.9%
          20,000 AMIS Holdings, Inc. (b)..................... $     365,600
          37,400 ATMI, Inc. (b) (c)..........................       865,436
          27,400 August Technology Corp. (b).................       508,270
          12,973 Cabot Microelectronics Corp. (b) (c)........       635,677
          32,500 Cohu, Inc. (c)..............................       622,375
          39,600 Cymer, Inc. (b) (c).........................     1,829,124
          82,000 Entegris, Inc. (b)..........................     1,053,700
          51,900 Exar Corp. (b)..............................       886,452
          45,500 Integrated Circuit Systems, Inc. (b)........     1,296,295
          66,900 Integrated Silicon Solution, Inc. (b).......     1,048,323
          76,864 Intersil Corp. (Class A)....................     1,910,070
          28,500 Kopin Corp. (b) (c).........................       191,235
          60,600 Lattice Semiconductor Corp. (b) (c).........       586,608
          46,300 Micrel, Inc. (b)............................       721,354
           7,350 Microchip Technology, Inc...................       245,196
          22,800 OmniVision Technologies, Inc. (b) (c).......     1,259,700
          52,400 Pericom Semiconductor Corp. (b) (c).........       558,584
          18,700 Rudolph Technologies, Inc. (b)..............       458,898
          53,600 Semtech Corp. (b)...........................     1,218,328
          64,100 Silicon Storage Technology, Inc. (b)........       705,100
          50,000 Skyworks Solutions, Inc. (c)................       435,000
          42,000 Tessera Technologies, Inc. (b)..............       790,020
          62,920 TriQuint Semiconductor, Inc. (b)............       444,844
          41,800 Varian Semiconductor Equipment, Inc. (b) (c)     1,826,242
          45,391 Zoran Corp. (b) (c).........................       789,350
                                                              -------------
                                                                 21,251,781
                                                              -------------

                 SOFTWARE--6.0%
          53,550 Activision, Inc. (b)........................       974,610
         111,900 Actuate Corp. (b)...........................       348,009
          33,250 Barra, Inc. (b) (c).........................     1,180,043
          94,400 Borland Software Corp. (b)..................       918,512
          31,600 Concord Communications, Inc. (b) (c)........       631,052
          14,600 EPIQ System, Inc. (b) (c)...................       250,098
          33,100 FactSet Research Systems, Inc. (c)..........     1,264,751
          39,613 Fair Isaac Corp.............................     1,947,375
          47,875 Hyperion Solutions Corp. (b)................     1,442,952
          48,400 Informatica Corp. (b).......................       498,520
          41,700 Jack Henry & Associates, Inc................       858,186
          12,500 Macromedia, Inc. (b)........................       223,000
         104,600 Macrovision Corp. (b).......................     2,362,914
           4,100 Mercury Interactive Corp. (b)...............       199,424
          31,500 Network Associates, Inc. (b)................       473,760
          64,100 Packeteer, Inc. (b).........................     1,088,418
          43,250 Radiant Systems, Inc. (b) (c)...............       363,733
          41,600 Red Hat, Inc. (b)...........................       780,832
          83,100 Serena Software, Inc. (b) (c)...............     1,524,885
          32,800 SkillSoft, Plc. (ADR) (b)...................       283,720
          29,000 Symantec Corp. (b)..........................     1,004,850
                                                              -------------
                                                                 18,619,644
                                                              -------------

                 SPECIALTY RETAIL--6.6%
          61,700 A.C. Moore Arts & Crafts, Inc. (b)..........     1,188,342
          26,800 Ann Taylor Stores Corp. (b).................     1,045,200

                                                                  VALUE
      SHARES                                                     (NOTE 1)
    ------------------------------------------------------------------------

               SPECIALTY RETAIL--(CONTINUED)
        61,950 Christopher & Banks Corp...................... $   1,209,883
        51,550 Cost Plus, Inc. (b)...........................     2,113,550
        22,600 Gamestop Corp. (Class A) (b) (c)..............       348,266
        29,200 Group 1 Automotive, Inc. (b) (c)..............     1,056,748
        41,100 Hot Topic, Inc. (b)...........................     1,210,806
         8,300 Hughes Supply, Inc............................       411,846
        20,800 Michaels Stores, Inc..........................       919,360
        45,800 O'Reilly Automotive, Inc. (b).................     1,756,888
        45,655 Pacific Sunwear of California, Inc. (b).......       964,234
        65,600 PETsMART, Inc.................................     1,561,280
        48,900 Pier 1 Imports, Inc...........................     1,068,954
        46,500 Rent-A-Center, Inc. (b).......................     1,389,420
        50,000 Ross Stores, Inc..............................     1,321,500
        12,400 Sonic Automotive, Inc. (c)....................       284,208
         8,300 The Talbots, Inc..............................       255,474
        53,400 Too, Inc. (b).................................       901,392
        41,700 Tweeter Home Entertainment Group, Inc. (b) (c)       394,065
        12,400 Ultimate Electronics, Inc. (b) (c)............        94,612
        29,100 Williams-Sonoma, Inc. (b).....................     1,011,807
                                                              -------------
                                                                 20,507,835
                                                              -------------

               TEXTILES, APPARELS & LUXURY GOODS--0.6%
        21,900 Fossil, Inc. (b)..............................       613,419
        12,300 The Timberland Co. (Class A)..................       640,461
        39,100 Van's, Inc. (b) (c)...........................       446,131
                                                              -------------
                                                                  1,700,011
                                                              -------------

               THRIFTS & MORTGAGE FINANCE--0.6%
        24,900 Community First Bankshares, Inc...............       720,606
        41,500 IndyMac Bancorp, Inc..........................     1,236,285
                                                              -------------
                                                                  1,956,891
                                                              -------------

               WIRELESS TELECOMMUNICATION SERVICES--0.9%
       188,600 Nextel Partners, Inc. (Class A) (b) (c).......     2,536,670
         4,200 NII Holdings, Inc. (Class B) (c)..............       313,446
                                                              -------------
                                                                  2,850,116
                                                              -------------
               Total Common Stocks
                (Identified Cost $247,033,310)...............   306,153,923
                                                              -------------

    SHORT TERM INVESTMENTS--1.2%
    ------------------------------------------------------------------------

               MUTUAL FUNDS--1.2%
     3,560,701 T. Rowe Price Reserve Investment Fund.........     3,560,701
                                                              -------------
               Total Short Term Investments
                (Identified Cost $3,560,701).................     3,560,701
                                                              -------------
               Total Investments--100.2%
                (Identified Cost $250,594,011) (a)...........   309,714,624
               Other assets less liabilities.................      (481,368)
                                                              -------------
               TOTAL NET ASSETS--100%........................ $ 309,233,256
                                                              =============

 See accompanying notes to statement of investments and financial statements.

                                    MSF-275

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO



STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

     ASSETS
       Investments at value......................             $309,714,624
       Collateral on securities loaned...........               26,868,012
       Receivable for:
        Securities sold..........................                  883,527
        Fund shares sold.........................                   71,565
        Dividends and interest...................                   67,824
                                                              ------------
         Total Assets............................              337,605,552
     LIABILITIES
       Payable for:
        Fund shares redeemed..................... $   171,240
        Securities purchased.....................   1,169,000
        Return of collateral for securities
         loaned..................................  26,868,012
       Accrued expenses:
        Management fees..........................     133,986
        Service and distribution fees............       1,373
        Other expenses...........................      28,685
                                                  -----------
         Total Liabilities.......................               28,372,296
                                                              ------------
     NET ASSETS..................................             $309,233,256
                                                              ============
       Net assets consist of:
        Capital paid in..........................             $322,789,140
        Accumulated net realized gains (losses)..              (72,676,497)
        Unrealized appreciation (depreciation)
         on investments..........................               59,120,613
                                                              ------------
     NET ASSETS..................................             $309,233,256
                                                              ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($297,728,282 divided by
      24,265,834 shares outstanding).............             $      12.27
                                                              ============
     CLASS B
     Net asset value and redemption price per
      share ($151,716 divided by 12,526
      shares outstanding)........................             $      12.11
                                                              ============
     CLASS E
     Net asset value and redemption price per
      share ($11,353,258 divided by 934,142
      shares outstanding)........................             $      12.15
                                                              ============
     Identified cost of investments..............             $250,594,011
                                                              ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

     INVESTMENT INCOME
       Dividends...............................             $  524,354 (a)
       Interest................................                 64,353 (b)
                                                            -----------
                                                                588,707
     EXPENSES
       Management fees......................... $1,300,675
       Service and distribution fees--Class B..        101
       Service and distribution fees--Class E..      7,962
       Directors fees and expenses.............     24,080
       Custodian...............................    117,445
       Audit and tax services..................     22,300
       Legal...................................     10,709
       Printing................................     89,646
       Insurance...............................      6,645
       Miscellaneous...........................      4,643
                                                ----------
       Total expenses before reductions........  1,584,206
       Expense reductions......................     (9,064)   1,575,142
                                                ----------  -----------
     NET INVESTMENT INCOME (LOSS)..............                (986,435)
                                                            -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................              (9,730,867)
     Unrealized appreciation (depreciation) on:
       Investments--net........................              97,695,499
                                                            -----------
     Net gain (loss)...........................              87,964,632
                                                            -----------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................             $86,978,197
                                                            ===========

(a)Net of foreign taxes of $1,630.
(b)Includes income on securities loaned of $32,661.


                See accompanying notes to financial statements.

                                    MSF-276

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2003          2002
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income (loss)...................................... $   (986,435) $   (959,247)
  Net realized gain (loss)..........................................   (9,730,867)  (35,656,414)
  Unrealized appreciation (depreciation)............................   97,695,499   (44,263,144)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   86,978,197   (80,878,805)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   10,032,619    (5,597,858)
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   97,010,816   (86,476,663)

NET ASSETS
  Beginning of the period...........................................  212,222,440   298,699,103
                                                                     ------------  ------------
  End of the period................................................. $309,233,256  $212,222,440
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $          0  $          0
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                 YEAR ENDED
                                                                   DECEMBER 31, 2003          DECEMBER 31, 2002
                                                               ------------------------  --------------------------
                                                                 SHARES          $          SHARES          $
                                                               ----------  ------------  -----------  -------------
CLASS A
  Sales.......................................................  2,828,137  $ 29,440,362   32,189,677  $ 322,507,808
  Redemptions................................................. (2,729,601)  (27,234,181) (33,154,170)  (330,084,967)
                                                               ----------  ------------  -----------  -------------
  Net increase (decrease).....................................     98,536  $  2,206,181     (964,493) $  (7,577,159)
                                                               ==========  ============  ===========  =============
CLASS B
  Sales.......................................................     12,324  $    137,409          329  $       2,703
  Redemptions.................................................       (125)       (1,373)          (2)           (18)
                                                               ----------  ------------  -----------  -------------
  Net increase (decrease).....................................     12,199  $    136,036          327  $       2,685
                                                               ==========  ============  ===========  =============
CLASS E
  Sales.......................................................    899,386  $  9,552,795      268,302  $   2,526,914
  Redemptions.................................................   (174,723)   (1,862,393)     (58,831)      (550,298)
                                                               ----------  ------------  -----------  -------------
  Net increase (decrease).....................................    724,663  $  7,690,402      209,471  $   1,976,616
                                                               ==========  ============  ===========  =============
  Increase (decrease) derived from capital share transactions.    835,398  $ 10,032,619     (754,695) $  (5,597,858)
                                                               ==========  ============  ===========  =============

                See accompanying notes to financial statements.

                                    MSF-277

METROPOLITAN SERIES FUND, INC.

 T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                                                                       CLASS A
                                                                                  ---------------------------------------
                                                                                               YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------------
                                                                                    2003      2002      2001      2000
                                                                                  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD............................................. $   8.71  $  11.89  $  14.30  $  15.73
                                                                                  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)...................................................    (0.04)    (0.04)    (0.04)    (0.03)
  Net realized and unrealized gain (loss) on investments.........................     3.60     (3.14)    (1.27)    (1.40)
                                                                                  --------  --------  --------  --------
  Total from investment operations...............................................     3.56     (3.18)    (1.31)    (1.43)
                                                                                  --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net realized capital gains..................................     0.00      0.00     (1.10)     0.00
                                                                                  --------  --------  --------  --------
  Total distributions............................................................     0.00      0.00     (1.10)     0.00
                                                                                  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD................................................... $  12.27  $   8.71  $  11.89  $  14.30
                                                                                  ========  ========  ========  ========
TOTAL RETURN (%).................................................................     40.9     (26.7)     (9.0)     (9.1)
Ratio of operating expenses to average net assets before expense reductions (%)..     0.63      0.61      0.61      0.58
Ratio of operating expenses to average net assets after expense reductions(%) (d)     0.63        --        --      0.58
Ratio of net investment income to average net assets (%).........................    (0.39)    (0.38)    (0.34)    (0.19)
Portfolio turnover rate (%)......................................................       25        44        38        68
Net assets, end of period (000).................................................. $297,728  $210,410  $298,699  $337,343

                                                                                  ---------

                                                                                  ---------
                                                                                    1999
                                                                                  --------
NET ASSET VALUE, BEGINNING OF PERIOD............................................. $  12.29
                                                                                  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)...................................................    (0.03)
  Net realized and unrealized gain (loss) on investments.........................     3.47
                                                                                  --------
  Total from investment operations...............................................     3.44
                                                                                  --------
LESS DISTRIBUTIONS
  Distributions from net realized capital gains..................................     0.00
                                                                                  --------
  Total distributions............................................................     0.00
                                                                                  --------
NET ASSET VALUE, END OF PERIOD................................................... $  15.73
                                                                                  ========
TOTAL RETURN (%).................................................................     28.0
Ratio of operating expenses to average net assets before expense reductions (%)..     0.61
Ratio of operating expenses to average net assets after expense reductions(%) (d)       --
Ratio of net investment income to average net assets (%).........................    (0.27)
Portfolio turnover rate (%)......................................................       68
Net assets, end of period (000).................................................. $269,518

                                                                                             CLASS B
                                                                                  -------------------------
                                                                                      YEAR     JULY 30, 2002(A)
                                                                                     ENDED         THROUGH
                                                                                  DECEMBER 31,   DECEMBER 31,
                                                                                      2003           2002
                                                                                  ------------ ----------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................    $ 8.59         $ 8.67
                                                                                     ------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)...................................................     (0.01)         (0.01)
  Net realized and unrealized gain (loss) on investments.........................      3.53          (0.07)
                                                                                     ------         ------
  Total from investment operations...............................................      3.52          (0.08)
                                                                                     ------         ------
NET ASSET VALUE, END OF PERIOD...................................................    $12.11         $ 8.59
                                                                                     ======         ======
TOTAL RETURN (%).................................................................      41.0           (0.9)(b)
Ratio of operating expenses to average net assets before expense reductions (%)..      0.88           0.86 (c)
Ratio of operating expenses to average net assets after expense reductions(%) (d)      0.88             --
Ratio of net investment income to average net assets (%).........................     (0.59)         (0.63)(c)
Portfolio turnover rate (%)......................................................        25             44
Net assets, end of period (000)..................................................    $  152         $    3

                                                                                              CLASS E
                                                                                  ---------------------------
                                                                                     YEAR ENDED    MAY 1, 2001(A)
                                                                                    DECEMBER 31,      THROUGH
                                                                                  ---------------   DECEMBER 31,
                                                                                    2003    2002        2001
                                                                                  -------  ------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD............................................. $  8.64  $11.80      $12.22
                                                                                  -------  ------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)...................................................   (0.03)  (0.02)       0.00
  Net realized and unrealized gain (loss) on investments.........................    3.54   (3.14)      (0.42)
                                                                                  -------  ------      ------
  Total from investment operations...............................................    3.51   (3.16)      (0.42)
                                                                                  -------  ------      ------
NET ASSET VALUE, END OF PERIOD................................................... $ 12.15  $ 8.64      $11.80
                                                                                  =======  ======      ======
TOTAL RETURN (%).................................................................    40.6   (26.8)       (3.4)(b)
Ratio of operating expenses to average net assets before expense reductions (%)..    0.78    0.76        0.76 (c)
Ratio of operating expenses to average net assets after expense reductions(%) (d)    0.78      --          --
Ratio of net investment income to average net assets (%).........................   (0.52)  (0.53)       0.00 (c)
Portfolio turnover rate (%)......................................................      25      44          38
Net assets, end of period (000).................................................. $11,353  $1,809      $  0.1

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-278

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO (FORMERLY PUTNAM INTERNATIONAL STOCK
 PORTFOLIO)

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--91.3% OF TOTAL NET ASSETS


                                                               VALUE
          SHARES                                              (NOTE 1)
        ----------------------------------------------------------------

                    AUSTRALIA--0.3%
             76,562 Publishing & Broadcasting, Ltd......... $    721,745
             49,200 Suncorp-Metway, Ltd....................      458,990
                                                            ------------
                                                               1,180,735
                                                            ------------

                    BELGIUM--0.7%
             60,400 Fortis S.A.............................    1,213,050
             13,000 Mobistar S.A. (b)......................      728,882
             14,500 RTL Group..............................      853,632
                                                            ------------
                                                               2,795,564
                                                            ------------

                    CANADA--0.5%
             82,200 Abitibi-Consolidated, Inc..............      659,584
             16,000 Molson, Inc............................      446,938
             60,600 Teck Cominco, Ltd......................    1,028,327
                                                            ------------
                                                               2,134,849
                                                            ------------

                    DENMARK--2.1%
            218,210 Danske Bank A/S........................    5,113,547
            324,100 GN Store Nord A/S......................    2,100,273
             19,200 Novo Nordisk A/S.......................      781,293
                                                            ------------
                                                               7,995,113
                                                            ------------

                    FINLAND--1.5%
             86,600 Huhtamaki Oyj..........................    1,020,195
            282,904 Nokia Oyj..............................    4,886,861
                                                            ------------
                                                               5,907,056
                                                            ------------

                    FRANCE--7.6%
             17,600 Accor S.A..............................      796,087
             27,700 Autoroutes du Sud de la France S.A.....      928,357
            123,700 AXA S.A................................    2,644,874
             22,200 Casino Guichard-Perrachon S.A..........    2,156,556
             37,700 CNP Assurances S.A.....................    1,960,806
             53,700 Credit Agricole S.A....................    1,280,791
             77,300 Elior..................................      710,977
             38,900 Euronext NV............................      983,672
             77,900 European Aeronautic Defense & Space Co.    1,850,130
             15,600 Michelin & Cie (Class B)...............      715,057
              5,700 Neopost S.A............................      287,269
             41,600 NRJ Groupe.............................      885,796
             82,800 Suez S.A...............................    1,661,880
             60,151 Total S.A..............................   11,171,045
             16,049 Veolia Environnement S.A...............      430,706
             20,100 Vivendi Universal S.A..................      488,013
                                                            ------------
                                                              28,952,016
                                                            ------------

                    GERMANY--7.4%
             42,700 Allianz AG.............................    5,384,292
             11,900 Awd Holdings AG........................      416,817
             37,570 BASF AG................................    2,110,254
             28,700 Bayerishe Hypo-und Vereinsbank AG......      663,185
             35,700 Celesio AG.............................    1,729,490
            104,700 DAB Bank AG (b)........................      812,608

                                                            VALUE
            SHARES                                         (NOTE 1)
          -----------------------------------------------------------

                      GERMANY--(CONTINUED)
               10,517 Depfa Bank, Plc................... $  1,326,415
                9,000 Deutsche Bank AG..................      745,009
               18,910 Deutsche Boerse AG................    1,032,842
              140,500 Deutsche Telekom AG (b)...........    2,568,604
               30,400 E.ON AG...........................    1,981,771
                8,200 freenet.de AG (b).................      583,942
               30,100 Fresenius AG......................    2,446,131
               50,584 Hypo Real Estate Holding AG (b)...    1,261,283
               45,700 MAN AG............................    1,384,793
               47,834 Stada Arzneimittel AG.............    2,964,003
               70,000 T-Online International AG (b).....      908,424
                                                         ------------
                                                           28,319,863
                                                         ------------

                      GREECE--1.4%
              119,100 Bank of Piraeus S.A...............    1,431,573
               66,400 EFG Eurobank Ergasias S.A.........    1,285,029
              145,610 OPAP S.A..........................    2,106,137
               15,000 Public Power Corp.................      370,425
                                                         ------------
                                                            5,193,164
                                                         ------------

                      HONG KONG--2.0%
              215,000 ASM Pacific Technology, Ltd.......      938,786
              160,000 Cheung Kong Holdings, Ltd.........    1,267,429
            2,042,000 China Oilfield Services, Ltd......      723,297
              237,000 Esprit Holdings, Ltd..............      787,583
              137,000 HSBC Holdings, Plc................    2,161,649
            1,318,000 Sino Land Co......................      751,203
               48,000 Sun Hung Kai Properties, Ltd......      395,685
              237,000 Techtronic Industries Co..........      656,319
                                                         ------------
                                                            7,681,951
                                                         ------------

                      INDONESIA--0.2%
              433,500 PT Indonesian Satellite Corp., Tbk      772,039
                                                         ------------

                      IRELAND--0.4%
              429,300 Independent News & Media, Plc.....    1,016,886
               47,000 Jurys Doyle Hotel Group, Plc......      574,411
                                                         ------------
                                                            1,591,297
                                                         ------------

                      ITALY--2.9%
               53,700 Assicuraziono Generali SpA........    1,420,846
               46,700 Banco Popolare di Verona e Novara.      789,628
              411,800 Cassa di Risparmio di Firenze.....      736,764
              214,450 ENI-Ente Nazionale Idrocarburi SpA    4,042,138
               35,350 San Paolo IMI SpA.................      460,536
              135,008 Telecom Italia SpA................      399,743
            1,564,600 Telecom Italia SpA-RNC............    3,183,679
                                                         ------------
                                                           11,033,334
                                                         ------------

                      JAPAN--19.3%
              222,000 Anritsu Corp......................    1,481,589
               39,100 C&S Co., Ltd......................      708,023
              108,000 Canon Sales Co., Inc..............      942,549

 See accompanying notes to statement of investments and financial statements.

                                    MSF-279

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO (FORMERLY PUTNAM INTERNATIONAL STOCK
 PORTFOLIO)

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                               VALUE
         SHARES                                               (NOTE 1)
       -----------------------------------------------------------------

                   JAPAN--(CONTINUED)
            62,000 Canon, Inc.............................. $  2,887,758
           201,000 Daicel Chemical Industries, Ltd.........      829,253
           110,000 Daiwa Securities Group, Inc.............      748,495
            15,400 Don Quijote Co., Ltd....................      796,341
               318 East Japan Railway Co...................    1,498,950
            49,200 FamilyMart Co., Ltd.....................    1,120,530
            32,000 Fuji Photo Film Co., Ltd................    1,033,462
            14,700 Fuji Soft ABC, Inc......................      434,956
               211 Fuji Television Network, Inc............    1,142,297
            78,000 Fujitsu, Ltd............................      460,130
            39,600 Hitachi Information Systems.............    1,119,970
            30,000 Ito-Yokado Co., Ltd.....................      943,669
            20,100 JAFCO Co., Ltd..........................    1,579,708
            86,000 Kaneka Corp.............................      642,180
               282 KDDI Corp...............................    1,616,166
           240,000 Konica Minolta Holdings, Inc............    3,228,077
            33,400 Kyocera Corp............................    2,225,939
           139,000 Matsushita Electric Industrial Co., Ltd.    1,922,789
               150 Millea Holdings, Inc....................    1,960,144
           294,000 Mitsubishi Electric Corp................    1,221,170
               449 Mitsubishi Tokyo Financial Group, Inc...    3,503,654
            62,000 Mitsui Sumitomo Insurance Co., Ltd......      509,264
               290 Mizuho Financial Group, Inc.............      879,731
            13,300 Murata Manufacturing Co., Ltd...........      718,785
           103,400 Nichicon Corp...........................    1,052,965
           740,000 Nikko Cordial Corp......................    4,123,582
               366 Nippon Telephone & Telegraph Corp.......    1,766,201
           273,000 Nomura Holdings, Inc....................    4,650,441
            70,000 Ricoh Co., Ltd..........................    1,381,901
             5,400 Rohm Co., Ltd...........................      633,070
             1,000 Sanken Electric Co., Ltd................       13,992
           296,000 Sanyo Electric Co., Ltd.................    1,547,207
            10,300 Shin-Etsu Chemical Co., Ltd.............      421,095
            38,600 Skylark Co., Ltd........................      637,719
           181,000 Sumitomo Bakelite Co., Ltd..............    1,180,931
           141,000 Sumitomo Chemical Co., Ltd..............      581,715
            60,000 Sumitomo Electric Industries, Ltd.......      536,519
            23,000 Sumitomo Forestry Co., Ltd..............      194,717
               434 Sumitomo Mitsui Financial Group, Inc....    2,313,100
            71,000 Taiyo Yuden Co., Ltd....................      928,464
            57,200 Takeda Chemical Industries, Ltd.........    2,269,100
            22,000 Tokyo Electron, Ltd.....................    1,671,536
           130,000 Toyota Motor Corp.......................    4,392,589
               140 UFJ Holdings, Inc.......................      672,983
             1,085 UMC Japan...............................    1,103,888
            16,400 Uni-Charm Corp..........................      806,720
           129,000 UNY Co., Ltd............................    1,324,497
            67,000 Yamanouchi Pharmaceutical Co., Ltd......    2,082,513
            51,000 Yamato Transport Co., Ltd...............      600,756
            20,700 York-Benimaru Co., Ltd..................      480,137
                                                            ------------
                                                              73,523,917
                                                            ------------

                                                                 VALUE
       SHARES                                                   (NOTE 1)
     ---------------------------------------------------------------------

                 NETHERLANDS--3.1%
         142,492 ING Groep NV................................ $  3,319,563
         231,800 Koninklijke KPN NV..........................    1,787,386
          27,800 Koninklijke Numico NV.......................      767,433
          57,289 Koninklijke Philips Electronics NV..........    1,670,997
          34,400 Koninklijke Vopak NV........................      645,800
           3,009 Unilever NV.................................      196,573
          55,300 Unit 4 Aggresso NV (b)......................      611,052
          42,200 Vedior NV...................................      659,307
          22,200 VNU NV......................................      700,671
          48,200 Wegener NV..................................      419,035
          63,500 Wolters Kluwer NV...........................      992,085
                                                              ------------
                                                                11,769,902
                                                              ------------

                 NORWAY--0.4%
          22,400 Orkla ASA...................................      500,690
         223,100 Tandberg Television ASA (b).................      977,276
                                                              ------------
                                                                 1,477,966
                                                              ------------

                 SINGAPORE--0.6%
         176,586 DBS Group Holdings, Inc.....................    1,528,478
          93,735 Overseas-Chinese Banking Corp...............      667,840
                                                              ------------
                                                                 2,196,318
                                                              ------------

                 SOUTH AFRICA--0.5%
         389,500 MTN Group, Ltd..............................    1,656,369
           7,276 Sappi Ltd...................................       98,970
                                                              ------------
                                                                 1,755,339
                                                              ------------

                 SOUTH KOREA--0.1%
          52,400 LG Corp.....................................      364,579
                                                              ------------

                 SPAIN--2.1%
          87,268 Banco Bilbao Vizcaya Argentaria S.A.........    1,203,989
         166,600 Banco de Credito Balear S.A.................    1,994,124
         201,500 Banco Santander Central Hispano S.A.........    2,383,933
          33,200 Gamesa Corp., Tecnologica S.A...............    1,091,354
          23,400 Prosegur Compania de Seguridad S.A..........      380,329
          69,853 Telefonica S.A. (b).........................    1,024,452
                                                              ------------
                                                                 8,078,181
                                                              ------------

                 SWEDEN--2.2%
          39,800 D Carnegie & Co., AB (b)....................      392,865
          79,600 Eniro AB....................................      763,597
          53,300 Modern Times Group AB (Class B) (b).........    1,122,643
         108,300 OM HEX AB...................................    1,347,577
          24,600 Svenska Handelsbanken AB....................      502,753
          23,200 Tele2 AB (b)................................    1,238,572
       1,624,550 Telefonaktiebolaget LM Ericsson AB (Class B)    2,913,566
                                                              ------------
                                                                 8,281,573
                                                              ------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-280

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO (FORMERLY PUTNAM INTERNATIONAL STOCK
 PORTFOLIO)

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                   VALUE
     SHARES                                                       (NOTE 1)
   -------------------------------------------------------------------------

               SWITZERLAND--10.0%
        11,309 Actelion, Ltd. (b).............................. $  1,220,198
           330 Bank Sarasin & Co., Ltd.........................      506,748
         9,310 Barry Callebaut AG..............................    1,843,490
        47,260 Compagnie Financiere Richemont AG...............    1,134,423
        29,550 Converium Holdings AG...........................    1,570,284
       119,166 Credit Suisse Group.............................    4,358,087
         2,096 Julius Baer Holding Beare.......................      706,403
        14,711 Nestle S.A......................................    3,673,886
       161,594 Novartis AG.....................................    7,333,309
        50,620 Phonak Holding AG...............................    1,104,615
        45,183 Roche Holdings AG...............................    4,555,548
         6,480 SIG Holding AG..................................      894,254
        20,810 Swiss Life Holding..............................    3,817,886
        60,109 UBS AG..........................................    4,114,792
        10,602 Zurich Financial Services AG....................    1,525,221
                                                                ------------
                                                                  38,359,144
                                                                ------------

               UNITED KINGDOM--10.6%
       122,254 3i Group, Plc...................................    1,347,568
        36,171 AstraZeneca, Plc................................    1,730,398
       101,800 Aviva, Plc......................................      890,873
       166,600 British Airways, Plc............................      691,431
        38,800 British Sky Broadcasting Group, Plc. (b)........      486,898
       376,100 Centrica, Plc...................................    1,416,565
       448,900 Dixons Group, Plc...............................    1,113,820
       103,200 easyJet, Plc. (b)...............................      539,757
        43,700 EMAP, Plc.......................................      668,518
        63,500 Enterprise Inns, Plc............................    1,149,377
        95,017 GlaxoSmithKline, Plc............................    2,171,011
       349,186 Hilton Group, Plc...............................    1,400,900
        39,000 Inchcape, Plc...................................      906,413
       243,600 J.D. Wetherspoon, Plc...........................    1,217,548
       268,000 Kesa Electricals, Plc...........................    1,230,668
       335,600 Legal & General Group, Plc......................      600,561
        62,400 Lloyds TSB Group, Plc...........................      499,014
        57,757 Pennon Group, Plc...............................      701,074
       196,600 Punch Taverns, Plc..............................    1,526,594
        39,000 Severn Trent, Plc...............................      521,431
       721,040 Shell Transportation & Trading Co., Plc.........    5,347,873
        97,400 SMG, Plc........................................      201,682
       203,241 Tesco, Plc......................................      935,106
        73,900 Trinity Mirror, Plc.............................      745,321
     4,218,541 Vodafone Group, Plc.............................   10,429,482
       144,400 William Hill, Plc...............................    1,100,641
       119,100 Wolfson Microelectronics, Plc. (b)..............      680,319
        18,800 Yell Group, Plc.................................      102,355
                                                                ------------
                                                                  40,353,198
                                                                ------------

               UNITED STATES--15.4%
        80,100 Advanced Semiconductor Engineering,
                Inc. (ADR) (c).................................      404,505
        18,000 Affiliated Computer Services, Inc. (Class A) (b)      980,280
       105,500 Alcatel S.A. (ADR)..............................    1,355,675
        69,000 ASE Test, Ltd. (b)..............................    1,032,930
        36,300 ASM International NV (b)........................      734,712

                                                                  VALUE
      SHARES                                                     (NOTE 1)
    -----------------------------------------------------------------------

               UNITED STATES--(CONTINUED)
       197,400 ASML Holding NV (ADR) (b)...................... $  3,957,870
        10,100 Avon Products, Inc.............................      681,649
        73,900 Banco Bradesco S.A. (ADR) (c)..................    1,951,699
       147,600 BP, Plc. (ADR).................................    7,284,060
         9,100 Brasil Telecom Participacoes S.A. (ADR)........      343,980
        22,800 Carnival Corp..................................      905,844
         2,700 China Life Insurance Co., Ltd. (ADR) (b).......       89,019
         3,700 Companhia Vale do Rio Doce (ADR)...............      216,450
        13,972 Companhia Vale do Rio Doce--SP
                (Class A) (ADR)...............................      719,698
         7,700 Ctrip.com International, Ltd. (ADR) (b) (c)....      261,877
        16,100 Dassault Systems S.A. (ADR) (c)................      738,990
        20,000 Empresa Brasileira de Aeronautica S.A. (ADR)...      700,600
        36,300 Fox Entertainment Group, Inc. (Class A) (b)....    1,058,145
        64,500 France Telecom S.A. (ADR)......................    1,844,055
        26,900 Gerdau S.A. (ADR)..............................      543,918
         7,800 HSBC Holdings, Plc. (ADR)......................      614,796
         3,300 Ingram Micro, Inc. (b).........................       52,470
        17,600 Manpower, Inc..................................      828,608
        40,300 Merck & Co., Inc...............................    1,861,860
        76,600 Pfizer, Inc....................................    2,706,278
        79,200 Repsol-YPF S.A. (ADR)..........................    1,548,360
        30,400 Shire Pharmaceuticals Group, Plc. (ADR) (b)....      883,120
        12,600 Tele Centro Oeste Celular Participacoes
                S.A. (ADR) (b)................................      124,110
        56,000 Tele Norte Leste Participacoes S.A. (ADR)......      864,080
        37,800 Telecomunicacoes Brasileiras S.A. (ADR)........    1,278,396
        48,600 Telefonaktiebolaget LM Ericsson (ADR) (b)......      860,220
        78,100 Telefonica S.A. (ADR)..........................    3,451,239
        28,734 Telefonos de Mexico S.A. (ADR).................      949,084
        18,835 The News Corp., Ltd. (ADR) (b) (c).............      679,943
        18,400 Total S.A. (ADR)...............................    1,702,184
        40,100 Turkcell Iletisim Hizmetleri A.S. (ADR) (b) (c)    1,064,655
        65,800 Unibanco-Uniao de Banco (ADR)..................    1,641,710
        29,200 Unilever NV (ADR)..............................    1,895,080
       123,600 Unilever, Plc. (ADR)...........................    4,647,360
        87,600 Vivendi Universal S.A. (ADR)...................    2,126,928
        24,200 Votorantim Celulose e Papel S.A. (ADR).........      758,670
        56,400 Wyeth..........................................    2,394,180
                                                               ------------
                                                                 58,739,287
                                                               ------------
               Total Common Stocks
                (Identified Cost $321,063,560)................  348,456,385
                                                               ------------

    PREFERRED STOCKS--1.2%
    -----------------------------------------------------------------------

               GERMANY--1.2%
        88,900 Fresenius Medical Care AG......................    4,474,783
                                                               ------------
               Total Preferred Stocks
                (Identified Cost $4,464,764)..................    4,474,783
                                                               ------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-281

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO (FORMERLY PUTNAM INTERNATIONAL STOCK
 PORTFOLIO)

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

BONDS & NOTES--0.6%


       FACE                                                      VALUE
      AMOUNT                                                    (NOTE 1)
    -----------------------------------------------------------------------

                UNITED STATES--0.6%
    $ 3,482,000 Telewest Communications, Plc.
                 11.250%, 11/01/08 (g)....................... $  2,237,185
                                                              ------------
                Total Bonds & Notes
                 (Identified Cost $2,255,483)................    2,237,185
                                                              ------------

    SHORT TERM INVESTMENTS--8.2%
    -----------------------------------------------------------------------

                REPURCHASE AGREEMENT--8.2%
     31,285,000 State Street Corp. Repurchase Agreement dated
                 12/31/03 at 0.10% to be repurchased at
                 $31,285,174 on 01/02/04, collateralized
                 by $32,130,000 U.S. Treasury Note 1.625%
                 due 09/30/05 with a value of
                 $32,231,113.................................   31,285,000
                                                              ------------
                Total Short Term Investments
                 (Identified Cost $31,285,000)...............   31,285,000
                                                              ------------
                Total Investments--101.3%
                 (Identified Cost $359,068,807) (a)..........  386,453,353
                Other assets less liabilities................   (4,978,857)
                                                              ------------
                TOTAL NET ASSETS--100%....................... $381,474,496
                                                              ============

         TEN LARGEST INDUSTRIES AS OF                  PERCENTAGE OF
         DECEMBER 31, 2003                            TOTAL NET ASSETS
         ----------------------------                 ----------------
          1    Pharmaceuticals.......................       9.4%
          2    Commercial Banks......................       9.0%
          3    Oil & Gas.............................       8.5%
          4    Diversified Telecommunication Services       6.4%
          5    Insurance.............................       5.9%
          6    Diversified Financial Services........       4.6%
          7    Capital Markets.......................       4.4%
          8    Media.................................       4.0%
          9    Wireless Telecommunication Services...       3.7%
         10    Food Products.........................       3.4%

 See accompanying notes to statement of investments and financial statements.

                                    MSF-282

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO (FORMERLY PUTNAM INTERNATIONAL STOCK
 PORTFOLIO)


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

    ASSETS
      Investments at value.........................            $386,453,353
      Collateral for securities loaned.............               1,406,309
      Cash.........................................                      68
      Foreign cash at value
       (Identified cost $3,067,243)................               3,113,248
      Receivable for:
       Fund shares sold............................                 906,765
       Dividends and interest......................                 561,419
       Foreign taxes...............................                 187,501
                                                               ------------
        Total Assets...............................             392,628,663
    LIABILITIES
      Payable for:
       Fund shares redeemed........................ $  620,057
       Securities purchased........................  8,780,089
       Withholding taxes...........................     52,154
       Return of collateral for securities loaned..  1,406,309
      Accrued expenses:
       Management fees.............................    189,237
       Service and distribution fees...............      8,591
       Other expenses..............................     97,730
                                                    ----------
        Total Liabilities..........................              11,154,167
                                                               ------------
    NET ASSETS.....................................            $381,474,496
                                                               ============
      Net assets consist of:
       Capital paid in.............................            $448,286,251
       Undistributed net investment income.........               4,992,672
       Accumulated net realized gains (losses).....             (99,206,838)
       Unrealized appreciation (depreciation) on
        investments and foreign currency
        transactions...............................              27,402,411
                                                               ------------
    NET ASSETS.....................................            $381,474,496
                                                               ============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per share
     ($318,996,199 divided by 32,348,633
     shares outstanding)...........................            $       9.86
                                                               ============
    CLASS B
    Net asset value and redemption price per share
     ($14,859,482 divided by 1,522,103 shares
     outstanding)..................................            $       9.76
                                                               ============
    CLASS E
    Net asset value and redemption price per share
     ($47,618,815 divided by 4,864,511 shares
     outstanding)..................................            $       9.79
                                                               ============
    Identified cost of investments.................            $359,068,807
                                                               ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

    INVESTMENT INCOME
      Dividends...............................               $ 7,196,962(a)
      Interest................................                  140,085 (b)
                                                             -----------
                                                               7,337,047
    EXPENSES
      Management fees......................... $  2,874,963
      Service and distribution fees--Class B..        9,938
      Service and distribution fees--Class E..       48,206
      Directors' fees and expenses............       24,080
      Custodian...............................      522,995
      Audit and tax services..................       25,871
      Legal...................................       12,853
      Printing................................      138,367
      Insurance...............................        8,548
      Miscellaneous...........................        5,107
                                               ------------
      Total expenses before reductions........    3,670,928
      Less expense reductions.................      (59,566)
      Less expenses waived by the investment
       adviser................................       (6,510)   3,604,852
                                               ------------  -----------
    NET INVESTMENT INCOME.....................                 3,732,195
                                                             -----------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................  (48,293,776)
      Foreign currency transactions--net......   57,820,886    9,527,110
                                               ------------
    Unrealized appreciation (depreciation) on:
      Investments--net........................   71,437,160
      Foreign currency transactions--net......      (17,057)  71,420,103
                                               ------------  -----------
    Net gain (loss)...........................                80,947,213
                                                             -----------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................               $84,679,408
                                                             ===========

(a)Net of foreign taxes of $877,325.
(b)Includes income on securities loaned of $109,050.

                See accompanying notes to financial statements.

                                    MSF-283

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO (FORMERLY PUTNAM INTERNATIONAL STOCK
 PORTFOLIO)

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2003          2002
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  3,732,195  $  2,826,642
  Net realized gain (loss) (a)......................................    9,527,110   (55,022,685)
  Unrealized appreciation (depreciation) (a)........................   71,420,103    (6,803,619)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   84,679,408   (58,999,662)
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (2,004,388)   (2,766,207)
    Class B.........................................................           (6)            0
    Class E.........................................................     (173,940)      (41,496)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (2,178,334)   (2,807,703)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   10,695,293     7,465,519
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   93,196,367   (54,341,846)
NET ASSETS
  Beginning of the period...........................................  288,278,129   342,619,975
                                                                     ------------  ------------
  End of the period................................................. $381,474,496  $288,278,129
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  4,992,672  $  2,159,566
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                 YEAR ENDED
                                                                   DECEMBER 31, 2003          DECEMBER 31, 2002
                                                               ------------------------  --------------------------
                                                                 SHARES          $          SHARES          $
                                                               ----------  ------------  -----------  -------------
CLASS A
  Sales.......................................................  5,857,898  $ 47,814,941   53,146,347  $ 483,260,781
  Reinvestments...............................................    266,541     2,004,388      288,748      2,766,207
  Redemptions................................................. (8,720,769)  (73,058,674) (54,374,614)  (495,160,255)
                                                               ----------  ------------  -----------  -------------
  Net increase (decrease)..................................... (2,596,330) $(23,239,345)    (939,519) $  (9,133,267)
                                                               ==========  ============  ===========  =============
CLASS B
  Sales.......................................................  1,575,230  $ 13,727,456          106  $       1,000
  Reinvestments...............................................          1             6            0              0
  Redemptions.................................................    (53,235)     (473,400)           0              0
                                                               ----------  ------------  -----------  -------------
  Net increase (decrease).....................................  1,521,996  $ 13,254,062          106  $       1,000
                                                               ==========  ============  ===========  =============
CLASS E
  Sales.......................................................  5,616,283  $ 44,369,556    2,522,683  $  20,789,884
  Reinvestments...............................................     23,285       173,940        4,354         41,496
  Redemptions................................................. (3,014,703)  (23,862,920)    (520,034)    (4,233,594)
                                                               ----------  ------------  -----------  -------------
  Net increase (decrease).....................................  2,624,865  $ 20,680,576    2,007,003  $  16,597,786
                                                               ==========  ============  ===========  =============
  Increase (decrease) derived from capital share transactions.  1,550,531  $ 10,695,293    1,067,590  $   7,465,519
                                                               ==========  ============  ===========  =============

(a)As restated. See Note 5.

                See accompanying notes to financial statements.

                                    MSF-284

METROPOLITAN SERIES FUND, INC.

 FI INTERNATIONAL STOCK PORTFOLIO (FORMERLY PUTNAM INTERNATIONAL STOCK
 PORTFOLIO)

FINANCIAL HIGHLIGHTS


                                                                                                        CLASS A
                                                                                   ---------------------------------------
                                                                                                YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------------
                                                                                     2003      2002      2001      2000
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $   7.76  $   9.49  $  12.39  $  13.87
                                                                                   --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.11      0.08      0.08      0.02
  Net realized and unrealized gain (loss) on investments..........................     2.05     (1.73)    (2.57)    (1.42)
                                                                                   --------  --------  --------  --------
  Total from investment operations................................................     2.16     (1.65)    (2.49)    (1.40)
                                                                                   --------  --------  --------  --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.06)    (0.08)    (0.03)    (0.08)
  Distributions from net realized capital gains...................................     0.00      0.00     (0.38)     0.00
                                                                                   --------  --------  --------  --------
  Total distributions.............................................................    (0.06)    (0.08)    (0.41)    (0.08)
                                                                                   --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD.................................................... $   9.86  $   7.76  $   9.49  $  12.39
                                                                                   ========  ========  ========  ========
TOTAL RETURN (%)..................................................................     28.0     (17.5)    (20.6)    (10.1)
Ratio of operating expenses to average net assets before expense reductions (%)...     1.13      1.12      1.16        --
Ratio of operating expenses to average net assets after expense reductions (%) (d)     1.11      1.12      1.14      1.09
Ratio of net investment income to average net assets (%)..........................     1.21      0.90      0.73      0.25
Portfolio turnover rate (%).......................................................      148        50        68       166
Net assets, end of period (000)................................................... $318,996  $271,015  $340,426  $428,519

                                                                                   ---------

                                                                                   ---------
                                                                                     1999
                                                                                   --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  14.14
                                                                                   --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................     0.13
  Net realized and unrealized gain (loss) on investments..........................     2.05
                                                                                   --------
  Total from investment operations................................................     2.18
                                                                                   --------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................    (0.13)
  Distributions from net realized capital gains...................................    (2.32)
                                                                                   --------
  Total distributions.............................................................    (2.45)
                                                                                   --------
NET ASSET VALUE, END OF PERIOD.................................................... $  13.87
                                                                                   ========
TOTAL RETURN (%)..................................................................     16.4
Ratio of operating expenses to average net assets before expense reductions (%)...       --
Ratio of operating expenses to average net assets after expense reductions (%) (d)     0.97
Ratio of net investment income to average net assets (%)..........................     0.95
Portfolio turnover rate (%).......................................................       87
Net assets, end of period (000)................................................... $317,831

                                                                                             CLASS B
                                                                                   -----------------------
                                                                                       YEAR     MAY 1, 2002(A)
                                                                                      ENDED        THROUGH
                                                                                   DECEMBER 31,  DECEMBER 31,
                                                                                       2003          2002
                                                                                   ------------ --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................................   $  7.69        $ 9.39
                                                                                     -------        ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................      0.03          0.02
  Net realized and unrealized gain (loss) on investments..........................      2.09         (1.72)
                                                                                     -------        ------
  Total from investment operations................................................      2.12         (1.70)
                                                                                     -------        ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................     (0.05)         0.00
                                                                                     -------        ------
  Total distributions.............................................................     (0.05)         0.00
                                                                                     -------        ------
NET ASSET VALUE, END OF PERIOD....................................................   $  9.76        $ 7.69
                                                                                     =======        ======
TOTAL RETURN (%)..................................................................      27.8         (18.1)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...      1.38          1.37 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)      1.36          1.37 (c)
Ratio of net investment income to average net assets (%)..........................     (0.04)         0.35 (c)
Portfolio turnover rate (%).......................................................       148            50
Net assets, end of period (000)...................................................   $14,859        $    1

                                                                                               CLASS E
                                                                                   ----------------------------
                                                                                      YEAR ENDED     MAY 1, 2001(A)
                                                                                     DECEMBER 31,       THROUGH
                                                                                   ----------------   DECEMBER 31,
                                                                                     2003     2002        2001
                                                                                   -------  -------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD.............................................. $  7.71  $  9.43      $10.91
                                                                                   -------  -------      ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................................................    0.08     0.08        0.00
  Net realized and unrealized gain (loss) on investments..........................    2.05    (1.73)      (1.48)
                                                                                   -------  -------      ------
  Total from investment operations................................................    2.13    (1.65)      (1.48)
                                                                                   -------  -------      ------
LESS DISTRIBUTIONS
  Distributions from net investment income........................................   (0.05)   (0.07)       0.00
                                                                                   -------  -------      ------
  Total distributions.............................................................   (0.05)   (0.07)       0.00
                                                                                   -------  -------      ------
NET ASSET VALUE, END OF PERIOD.................................................... $  9.79  $  7.71      $ 9.43
                                                                                   =======  =======      ======
TOTAL RETURN (%)..................................................................    27.9    (17.6)      (13.6)(b)
Ratio of operating expenses to average net assets before expense reductions (%)...    1.28     1.27        1.31 (c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)    1.26     1.27        1.30 (c)
Ratio of net investment income to average net assets (%)..........................    0.93     0.57       (0.17)(c)
Portfolio turnover rate (%).......................................................     148       50          68
Net assets, end of period (000)................................................... $47,619  $17,262      $2,194

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                    MSF-285

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--99.6% OF TOTAL NET ASSETS


                                                              VALUE
         SHARES                                              (NOTE 1)
       -----------------------------------------------------------------

                  AUSTRALIA--4.7%
           39,008 Alumina, Ltd............................ $     193,096
           29,384 Amcor, Ltd..............................       182,871
           52,633 AMP, Ltd. (c)...........................       198,678
            6,601 Ansell, Ltd. (b)........................        32,079
           10,035 Aristocrat Leisure, Ltd.................        13,005
           62,122 Australia & New Zealand Bank Group, Ltd.       827,527
           14,871 Australia Gas & Light Co., Ltd..........       125,827
            3,184 Australian Stock Exchange, Ltd..........        40,975
          129,453 BHP Billiton, Ltd.......................     1,188,968
           26,198 BlueScope Steel, Ltd....................       110,538
           19,721 Boral, Ltd..............................        75,483
           31,944 Brambles Industries, Ltd. (c)...........       127,080
           25,052 Centro Properties Group (c).............        75,124
           44,362 CFS Gandel Retail Trust.................        44,789
           15,656 Coca-Cola Amatil, Ltd...................        73,489
            1,834 Cochlear, Ltd...........................        29,654
           37,699 Coles Myer, Ltd.........................       214,737
           43,321 Commonwealth Bank of Australia (c)......       961,254
           45,048 Commonwealth Property Office Fund (c)...        39,033
           14,956 Computershare, Ltd......................        37,299
            5,528 CSL, Ltd. (c)...........................        74,346
           32,637 CSR, Ltd. (c)...........................        45,492
           38,992 Deutsche Office Trust...................        32,316
           75,941 Foster's Group, Ltd.....................       257,480
           22,460 Futuris Corp., Ltd. (c).................        25,214
           67,360 General Property Trust..................       151,750
           21,333 Harvey Norman Holdings, Ltd.............        47,899
            9,372 Iluka Resources, Ltd....................        31,988
           59,443 Insurance Australia Group, Ltd..........       190,346
           46,018 Investa Property Group..................        67,958
           15,825 James Hardie Industries NV..............        82,033
           29,970 John Fairfax Holdings, Ltd..............        79,485
            4,289 Leighton Holdings, Ltd..................        38,165
           13,127 Lend Lease Corp., Ltd...................        99,400
           10,152 Lion Nathan, Ltd........................        46,200
            7,330 Macquarie Bank, Ltd.....................       196,390
           44,176 Macquarie Goodman Industrial Trust......        56,251
           66,554 Macquarie Infrastructure Group..........       170,493
           26,617 Mayne Group, Ltd........................        65,378
           23,413 Mirvac Group (c)........................        76,207
           51,979 National Australia Bank, Ltd............     1,172,949
           10,782 Newcrest Mining, Ltd. (b)...............       105,202
           18,894 OneSteel, Ltd...........................        28,756
            9,591 Orica, Ltd..............................       100,880
           22,732 Origin Energy, Ltd......................        81,355
           13,590 Paperlinx, Ltd. (c).....................        50,992
            5,728 Patrick Corp., Ltd. (c).................        63,140
            4,126 Publishing & Broadcasting, Ltd..........        38,921
           22,527 QBE Insurance Group, Ltd. (c)...........       179,913
           32,648 Rinker Group, Ltd.......................       161,121
           10,758 Rio Tinto, Ltd..........................       301,529
           20,176 Santos, Ltd.............................       104,435
            8,087 Sonic Healthcare, Ltd. (c)..............        42,652
           21,864 Southcorp, Ltd. (c).....................        44,478
           40,537 Stockland Trust.........................       159,432
           17,873 Suncorp-Metway, Ltd.....................       166,849

                                                                   VALUE
    SHARES                                                        (NOTE 1)
  ---------------------------------------------------------------------------

             AUSTRALIA--(CONTINUED)
      15,588 TAB, Ltd.......................................... $      54,261
      14,346 TABCORP Holdings, Ltd. (c)........................       121,385
      75,569 Telstra Corp., Ltd. (c)...........................       274,439
      50,726 The News Corp., Ltd...............................       458,252
       7,519 Toll Holdings, Ltd................................        46,738
      16,121 Transurban Group (c)..............................        54,173
      13,009 Wesfarmers, Ltd...................................       259,645
      14,647 Westfield Holdings, Ltd...........................       154,170
      76,258 Westfield Trust (c)...............................       204,545
      61,732 Westpac Banking Corp..............................       743,726
      39,020 WMC Resources, Ltd................................       165,520
      16,123 Woodside Petroleum, Ltd...........................       179,789
      35,395 Woolworths, Ltd...................................       314,687
                                                                -------------
                                                                   12,260,231
                                                                -------------

             AUSTRIA--0.2%
       1,308 Bank Austria Creditanstalt AG (c).................        66,819
         262 Boehler-Uddeholm AG (c)...........................        17,694
       1,050 Erste Bank der Oesterreichischen Sparkassen AG....       129,753
         407 Flughafen Wien AG.................................        19,097
       6,320 IMMOFINANZ Immobilien Anlagen AG (b)..............        50,222
         161 Mayr-Melnhof Karton AG............................        19,353
         479 OMV AG............................................        71,342
       7,064 Telekom Austria AG................................        87,320
         259 Verbund-Oesterreichischt Elektrizitaetswirtschafts
              AG...............................................        30,252
         735 Voestalpine AG (c)................................        29,945
       1,343 Wienerberger AG...................................        35,879
                                                                -------------
                                                                      557,676
                                                                -------------

             BELGIUM--1.0%
       3,700 AGFA-Gevaert NV...................................       105,474
         402 Barco NV..........................................        35,241
         531 Bekaert S.A.......................................        33,824
         171 Cofinimmo S.A.....................................        23,769
         584 Colruyt S.A.......................................        56,279
          97 D'ieteren NV......................................        19,894
       2,442 Delhaize Group (c)................................       125,611
      22,161 Dexia S.A. (c)....................................       381,835
       1,041 Electrabel S.A....................................       327,216
           5 Fortis Banque S.A. (b)............................             0
      35,823 Fortis S.A. (c)...................................       720,255
       2,284 Groupe Bruxelles Lambert S.A......................       128,691
       5,235 Interbrew S.A.....................................       139,723
       3,141 KBC Bancassurance Holding NV (c)..................       146,670
         944 Mobistar S.A. (b).................................        52,987
         882 Omega Pharma S.A..................................        28,035
       2,197 Solvay S.A. (c)...................................       190,519
       2,893 UCB S.A...........................................       109,071
         751 Umicore S.A. (c)..................................        52,716
                                                                -------------
                                                                    2,677,810
                                                                -------------

             DENMARK--0.8%
          38 AP Moller-Maersk A/S..............................       274,226
         363 Bang & Olufsen A/S................................        15,189

 See accompanying notes to statement of investments and financial statements.

                                    MSF-286

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                              VALUE
          SHARES                                             (NOTE 1)
        ----------------------------------------------------------------

                   DENMARK--(CONTINUED)
               850 Carlsberg A/S (Class B) (c)............ $      39,165
               500 Coloplast A/S (c)......................        42,774
             1,900 Danisco A/S............................        84,489
            17,400 Danske Bank A/S........................       408,240
               700 DSV A/S................................        30,950
             6,800 GN Store Nord A/S......................        44,119
             3,100 Group 4 Falck A/S......................        63,542
             2,500 H. Lundbeck A/S (c)....................        41,503
             1,550 ISS A/S................................        76,408
               300 Kobenhavns Lufthavne A/S...............        35,168
             8,875 Novo Nordisk A/S.......................       361,576
             1,915 Novozymes A/S (Series B)...............        69,909
               900 Ostasiatiske Kompagni..................        39,335
             4,538 TDC A/S................................       163,742
               850 Topdanmark A/S.........................        45,501
             3,100 Vestas Wind Systems A/S (c)............        50,414
             1,000 William Demant Holding A/S (c).........        33,795
                                                           -------------
                                                               1,920,045
                                                           -------------

                   FINLAND--1.6%
               800 Amer Group, Ltd........................        34,662
             4,750 Elisa Oyj..............................        63,509
            12,500 Fortum Oyj.............................       128,973
               500 KCI Konecranes Oyj.....................        17,407
             2,000 Kesko Oyj..............................        35,015
             1,200 Kone Oyj...............................        68,870
             3,532 Metso Oyj..............................        43,125
           165,700 Nokia Oyj..............................     2,865,469
               300 Nokian Renkaat Oyj.....................        22,667
             1,300 Orion-Yhtyma Oyj (Class B) (c).........        27,909
             3,000 Outokumpu Oyj..........................        40,754
               600 Pohjola Group, Plc.....................        16,044
             2,900 Rautaruukki Oyj........................        21,362
             9,500 Sampo Oyj..............................        98,259
            21,400 Stora Enso Oyj.........................       288,284
             2,600 Tietoenator Oyj........................        71,166
            18,100 UPM-Kymmene Oyj........................       345,196
             1,100 Uponor Oyj.............................        34,687
             1,301 Wartsila Oyj...........................        24,944
                                                           -------------
                                                               4,248,302
                                                           -------------

                   FRANCE--9.7%
             6,544 Accor S.A..............................       296,329
             3,452 Air Liquide S.A........................       609,585
            42,153 Alcatel S.A. (c).......................       542,863
            18,020 Alstom S.A. (b)(c).....................        28,412
            11,966 Arcelor S.A. (c).......................       208,590
               824 Atos Origin S.A. (b)(c)................        52,695
             2,394 Autoroutes du Sud de la France S.A. (c)        80,323
            23,478 Aventis S.A............................     1,551,773
            48,751 AXA S.A................................     1,043,521
            28,083 BNP Paribas S.A........................     1,768,292
             7,052 Bouygues S.A. (b)......................       246,571
             2,486 Business Objects S.A. (c)..............        86,703
             3,864 Cap Gemini S.A. (c)....................       171,608

                                                                VALUE
        SHARES                                                 (NOTE 1)
      --------------------------------------------------------------------

                 FRANCE--(CONTINUED)
          19,793 Carrefour S.A.............................. $   1,086,516
           1,235 Casino Guichard-Perrachon S.A. (c).........       120,104
           1,191 CNP Assurances S.A.........................        62,014
          10,807 Compagnie de Saint-Gobain S.A..............       529,035
           3,353 Compagnie Generale D'Optique Essilor
                  International S.A.........................       173,402
          12,489 Credit Agricole S.A........................       298,204
           1,955 Dassault Systemes S.A......................        89,168
           3,164 Euronext NV................................        80,098
           9,972 European Aeronautic Defense & Space Co. (c)       237,099
          37,349 France Telecom S.A.........................     1,067,517
             514 Gecina S.A.................................        75,596
           4,250 Groupe Danone S.A..........................       693,680
             318 Hermes International S.C.A.................        61,530
             272 Imerys S.A.................................        57,261
             773 Klepierre S.A..............................        46,509
          11,679 L'Oreal S.A................................       957,535
           5,774 Lafarge S.A................................       514,182
           4,334 Lagardere S.C.A............................       250,210
           8,463 LVMH Moet Hennessy Louis Vuitton S.A. (b)..       615,936
           4,706 Michelin & Cie (Class B)...................       215,949
           1,826 Pernod-Ricard S.A..........................       203,029
           6,266 Peugoet S.A................................       319,306
           2,344 Pinault-Printemps-Redoute S.A..............       226,624
           3,226 Publicis Groupe S.A. (c)...................       104,576
           5,907 Renault S.A................................       407,559
             738 Sagem S.A..................................        79,078
          12,655 Sanofi-Synthelabo S.A......................       952,955
           7,162 Schneider Electric S.A.....................       468,854
           4,080 Societe Television Francaise 1 S.A.........       142,450
          11,341 Society General S.A........................     1,001,348
           2,658 Societe Air France (c).....................        40,735
           1,127 Societe BIC S.A. (c).......................        52,085
           3,202 Sodexho Alliance S.A.......................        96,569
          20,234 STMicroelectronics NV (c)..................       548,727
          27,756 Suez S.A. (c)..............................       557,710
             656 Technip-Coflexip S.A.......................        70,995
           2,672 Thales S.A. (c)............................        89,819
           8,241 Thomson S.A. (c)...........................       175,360
          22,230 Total S.A..................................     4,133,070
           1,511 Unibail S.A................................       141,704
           2,442 Valeo S.A..................................        97,797
           8,498 Veolia Environnement S.A...................       228,314
           2,357 Vinci S.A. (c).............................       195,178
          31,466 Vivendi Universal S.A. (c).................       764,820
          12,350 Wanadoo S.A. (b)...........................       101,255
           1,381 Zodiac S.A.................................        40,517
                                                             -------------
                                                                25,159,244
                                                             -------------

                 GERMANY--6.8%
           1,546 Adidas-Salomon AG..........................       176,089
           9,944 Allianz AG.................................     1,255,290
           2,425 Altana AG..................................       145,751
          18,719 BASF AG....................................     1,052,588
          22,709 Bayer AG (c)...............................       665,114

 See accompanying notes to statement of investments and financial statements.

                                    MSF-287

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                 VALUE
       SHARES                                                   (NOTE 1)
     ----------------------------------------------------------------------

                GERMANY--(CONTINUED)
         12,618 Bayerishe Hypo-und Vereinsbank AG............ $     291,894
            833 Beiersdorf AG (c)............................       101,078
          1,028 Celesio AG (c)...............................        49,857
         16,460 Commerzbank AG...............................       322,847
          4,183 Continental AG...............................       158,656
         29,743 DaimlerChrysler AG...........................     1,388,105
         18,092 Deutsche Bank AG.............................     1,499,297
          3,670 Deutsche Boerse AG...........................       200,674
          6,303 Deutsche Lufthansa AG........................       105,341
         13,456 Deutsche Post AG.............................       277,504
         87,016 Deutsche Telekom AG (b) (c)..................     1,592,584
          1,200 Douglas Holding AG...........................        33,360
         21,517 E.ON AG......................................     1,404,249
          1,800 Epcos AG (c).................................        40,641
          1,209 Fresenius Medical Care AG (c)................        86,009
          1,445 HeidelbergerCement AG........................        61,077
          4,506 Hypo Real Estate Holding AG (b)..............       112,479
         16,189 Infineon Technologies AG (c).................       225,029
          1,251 KarstadtQuelle AG (c)........................        30,928
          2,884 Linde AG (c).................................       155,331
          3,493 MAN AG (c)...................................       105,962
          1,635 Merck KGAA...................................        68,118
          5,042 Metro AG (c).................................       222,273
          2,200 MLP AG (c)...................................        43,012
          5,159 Muenchener Ruckversicherungs-Gesellschaft AG.       625,482
            547 Puma AG......................................        96,594
          4,524 Qiagen NV....................................        55,523
         14,466 RWE AG.......................................       572,399
          7,073 SAP AG.......................................     1,187,902
          5,771 Schering AG..................................       292,262
         27,685 Siemens AG (c)...............................     2,217,451
          1,521 Suedzucker AG (c)............................        28,970
         11,024 ThyssenKrupp AG (c)..........................       217,893
          4,306 TUI AG (c)...................................        89,781
          7,746 Volkswagen AG (c)............................       431,364
                                                              -------------
                                                                 17,686,758
                                                              -------------

                GREECE--0.5%
          5,800 Alpha Bank S.A...............................       175,287
          5,200 Bank of Piraeus S.A..........................        62,573
          2,500 Coca-Cola Hellenic Bottling Co. S.A..........        52,157
          1,900 Commercial Bank of Greece....................        47,644
          6,500 EFG Eurobank Ergasias S.A....................       125,933
            500 Folli-Follie S.A.............................        14,506
            800 Hellenic Duty Free Shops S.A.................        15,701
          3,700 Hellenic Petroleum S.A.......................        32,482
          3,600 Hellenic Technodomiki Tev S.A................        22,704
          8,300 Hellenic Telecommunications Organization S.A.       109,927
          2,700 Intracom S.A.................................        18,323
          6,650 National Bank of Greece S.A..................       173,631
          5,500 OPAP S.A.....................................        79,642
          3,600 Public Power Corp............................        89,001
          2,600 Technical Olympic S.A........................        13,905
          1,000 Titan Cement Co. S.A.........................        40,994

                                                               VALUE
         SHARES                                               (NOTE 1)
       ------------------------------------------------------------------

                  GREECE--(CONTINUED)
            5,400 Viohalco S.A............................. $      35,146
            5,700 Vodafone Panafon S.A.....................        44,432
                                                            -------------
                                                                1,153,988
                                                            -------------

                  HONG KONG--1.6%
            5,000 ASM Pacific Technology, Ltd. (c).........        21,832
           49,400 Bank of East Asia, Ltd...................       151,437
           87,000 BOC Hong Kong Holdings, Ltd. (c).........       163,607
           35,000 Cathay Pacific Airways, Ltd..............        66,495
           52,000 Cheung Kong Holdings, Ltd................       411,914
           13,000 Cheung Kong Infrastructure Holdings, Ltd.        28,884
           64,100 CLP Holdings, Ltd........................       304,658
           22,000 Esprit Holdings, Ltd.....................        73,109
           50,000 Giordano International, Ltd..............        23,024
           40,000 Hang Lung Properties, Ltd. (c)...........        51,264
           26,400 Hang Seng Bank, Ltd......................       346,843
           25,000 Henderson Land Development Co............       110,449
          127,046 Hong Kong & China Gas Co., Ltd...........       193,913
           46,000 Hong Kong Electric Co., Ltd..............       181,897
           36,000 Hong Kong Exchanges & Clearing, Ltd......        77,901
           21,000 Hopewell Holdings, Ltd...................        32,053
           74,000 Hutchison Whampoa, Ltd...................       543,294
           22,000 Hysan Development Co., Ltd...............        34,004
           47,500 Johnson Electric Holdings, Ltd...........        60,264
           52,000 Li & Fung, Ltd...........................        89,081
           43,000 MTR Corp. (c)............................        56,770
           70,000 New World Development, Ltd. (c)..........        56,352
          111,340 PCCW, Ltd. (c)...........................        72,422
           25,000 SCMP Group, Ltd..........................        11,029
           40,000 Shangri-La Asia, Ltd. (c)................        37,095
           50,000 Sino Land Co. (c)........................        28,498
           46,000 Sun Hung Kai Properties, Ltd.............       379,198
           30,500 Swire Pacific, Ltd.......................       187,783
           16,000 Techtronic Industries Co.................        44,308
           10,000 Television Broadcasts, Ltd...............        50,491
           24,000 Texwinca Holdings, Ltd...................        17,466
           42,000 Wharf Holdings, Ltd......................       116,310
           20,000 Yue Yuen Industrial Holdings, Ltd. (c)...        54,870
                                                            -------------
                                                                4,078,515
                                                            -------------

                  IRELAND--0.7%
           29,323 Allied Irish Banks, Plc..................       470,839
           33,802 Bank of Ireland..........................       461,323
           18,205 CRH, Plc.................................       373,836
            2,931 DCC, Plc.................................        40,002
           13,422 Elan Corp., Plc. (b).....................        92,437
           11,055 Fyffes, Plc..............................        23,008
            7,900 Grafton Group, Plc.......................        54,507
            7,100 Greencore Group, Plc.....................        31,792
           19,250 Independent News & Media, Plc............        45,648
            9,351 Irish Life & Permanent, Plc..............       150,974
            4,524 Kerry Group, Plc.........................        85,025
            6,195 Ryanair Holdings, Plc....................        51,495
                                                            -------------
                                                                1,880,886
                                                            -------------

 See accompanying notes to statement of investments and financial statements.

                                    MSF-288

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                              VALUE
          SHARES                                             (NOTE 1)
        ----------------------------------------------------------------

                   ITALY--3.8%
            16,082 Alleanza Assicurazioni SpA (c)......... $     176,074
             4,482 Arnoldo Mondadori Editore SpA..........        40,196
            33,063 Assicuraziono Generali SpA (c).........       875,785
             3,955 Autogrill SpA (b)......................        56,571
             7,286 Autostrade SpA (b).....................       127,836
            10,160 Banca Fideuram SpA (c).................        60,360
           122,629 Banca Intesa SpA (c)...................       479,502
            32,216 Banca Intesa SpA-RNC...................        92,243
            38,067 Banca Monte dei Paschi di Siena SpA (c)       120,280
            52,926 Banca Nazionale del Lavoro SpA.........       126,507
            13,335 Banca Popolare di Milano SpA...........        87,296
            10,971 Banche Popolari Unite Scrl.............       198,718
            12,951 Banco Popolare di Verona e Novara......       219,226
             2,700 Benetton Group SpA.....................        31,025
             4,800 Bulgari SpA (c)........................        44,500
            41,934 Capitalia SpA (c)......................       122,713
            83,789 Enel SpA (c)...........................       569,655
            89,869 Ente Nazionale Idrocarburi SpA (c).....     1,695,810
            14,567 FIAT SpA (c)...........................       111,715
            51,200 FinecoGroup SpA (c)....................        36,101
           203,970 Finmeccanica SpA.......................       159,769
             6,200 Grupo Editoriale L'Espresso SpA (c)....        38,633
             2,301 Italcementi SpA (c)....................        28,704
             4,709 Luxottica Group SpA (c)................        81,374
            20,460 Mediaset SpA (c).......................       243,104
            16,139 Mediobanca SpA (c).....................       175,070
             8,775 Mediolanum SpA (c).....................        69,177
            11,672 Parmalat Finanziaria SpA (c)...........         1,619
            57,738 Pirelli & Co. SpA (c)..................        58,772
            10,430 Riunione Adriatica di Sicurta SpA (c)..       177,604
            35,039 San Paolo IMI SpA (c)..................       456,991
           107,874 Seat Pagine Gialle SpA (b) (c).........       102,731
            29,064 Snam Rete Gas SpA......................       123,177
            10,194 SNIA SpA (c)...........................        25,331
           200,242 Telecom Italia di Rispi SpA (c)........       407,909
            40,418 Telecom Italia Media SpA (c)...........        20,087
           131,123 Telecom Italia Mobile SpA (c)..........       712,840
           319,866 Telecom Italia SpA (c).................       948,138
             6,373 Tiscali SpA (c)........................        44,534
           130,409 UniCredito Italiano SpA (c)............       704,024
                                                           -------------
                                                               9,851,701
                                                           -------------

                   JAPAN--21.0%
             2,520 Acom Co., Ltd..........................       114,278
             1,000 Aderans Co., Ltd. (c)..................        16,133
             2,200 Advantest Corp.........................       174,489
             8,100 AEON Co., Ltd..........................       271,335
               700 Aeon Credit Service Co., Ltd...........        29,850
             1,600 Aiful Corp.............................       117,048
            19,000 Ajinomoto Co., Inc.....................       218,597
            20,000 All Nippon Airways Co., Ltd. (b).......        49,454
             5,000 Alps Electric Co., Ltd. (c)............        73,155
            10,000 Amada Co., Ltd.........................        52,067
             2,000 Amano Corp.............................        14,500
             3,000 Anritsu Corp. (c)......................        20,015

                                                                VALUE
       SHARES                                                  (NOTE 1)
     ---------------------------------------------------------------------

                JAPAN--(CONTINUED)
          1,600 Aoyama Trading Co., Ltd..................... $      31,651
            600 Ariake Japan Co., Ltd. (c)..................        19,091
         13,300 Asahi Breweries, Ltd........................       121,248
         26,000 Asahi Glass Co., Ltd........................       213,493
         42,000 Asahi Kasei Corp............................       228,086
            900 Asatsu-DK, Inc..............................        23,178
            900 Autobacs Seven Co., Ltd. (c)................        20,701
          2,400 Bandai Co., Ltd. (c)........................        60,465
            100 Bellsystem24, Inc...........................        20,435
          2,200 Benesse Corp................................        53,681
         22,000 Bridgestone Corp............................       295,810
         29,000 Canon, Inc..................................     1,350,285
          1,400 Capcom Co., Ltd. (c)........................        17,244
          6,000 Casio Computer Co., Ltd. (c)................        63,488
          6,000 Central Glass Co., Ltd......................        37,846
             31 Central Japan Railway Co....................       267,855
         21,600 Chubu Electric Power Co., Inc...............       450,462
          9,500 Chugai Pharmaceutical Co., Ltd..............       136,601
          9,000 Citizen Watch Co., Ltd. (c).................        82,719
          1,200 Coca-Cola West Japan Co., Ltd...............        23,514
          3,000 COMSYS Holdings Corp. (b)...................        19,203
          4,700 Credit Saison Co., Ltd......................       106,130
          2,100 CSK Corp. (c)...............................        75,833
         21,000 Dai Nippon Printing Co., Ltd................       294,905
          9,000 Daicel Chemical Industries, Ltd. (c)........        37,119
             40 Daido Life Insurance Co. (c)................       119,063
          8,400 Daiichi Pharmacy Co., Ltd...................       151,352
          6,000 Daikin Industries, Ltd......................       138,565
          7,000 Daimaru, Inc. (c)...........................        38,863
         22,000 Dainippon Ink & Chemicals, Inc..............        41,877
          6,000 Dainippon Screen Manufacturing Co., Ltd. (c)        41,038
          3,300 Daito Trust Construction Co., Ltd...........        97,919
         15,000 Daiwa House Industry Co., Ltd...............       159,560
         41,000 Daiwa Securities Group, Inc.................       278,893
         14,000 Denki Kagaku Kogyo K.K......................        45,069
         16,800 Denso Corp..................................       330,764
             10 Dentsu, Inc.................................        50,387
          9,000 Dowa Mining Co., Ltd. (c)...................        48,372
            117 East Japan Railway Co.......................       551,320
          9,000 Ebara Corp. (c).............................        39,134
          7,700 Eisai Co., Ltd..............................       207,642
          2,200 FamilyMart Co., Ltd.........................        50,089
          5,000 Fanuc, Ltd..................................       299,524
          1,800 Fast Retailing Co., Ltd.....................       109,340
         18,000 Fuji Electric Holdings Co., Ltd. (c)........        39,470
         16,000 Fuji Photo Film Co., Ltd....................       516,562
              7 Fuji Television Network, Inc................        37,884
         11,000 Fujikura, Ltd...............................        64,869
          9,100 Fujisawa Pharmaceutical Co., Ltd............       194,023
         55,000 Fujitsu, Ltd................................       324,344
          6,000 Gunze, Ltd. (c).............................        27,153
          4,000 Hankyu Department Stores, Inc. (c)..........        26,799
          9,000 Hino Motors, Ltd. (c).......................        64,160
          1,100 Hirose Electric Co., Ltd....................       126,248
          9,000 Hitachi Cable, Ltd..........................        33,759
          3,600 Hitachi Chemical Co., Ltd...................        60,465

 See accompanying notes to statement of investments and financial statements.

                                    MSF-289

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                 VALUE
       SHARES                                                   (NOTE 1)
     ----------------------------------------------------------------------

                JAPAN--(CONTINUED)
            700 Hitachi Software Engineering Co., Ltd. (c)... $      18,060
         99,000 Hitachi, Ltd.................................       596,753
         27,000 Hokugin Financial Group, Inc. (c)............        36,531
         26,900 Honda Motor Co., Ltd.........................     1,194,775
          2,000 House Foods Corp.............................        22,637
          3,800 Hoya Corp....................................       348,904
          5,800 Isetan Co., Ltd..............................        63,861
         10,000 Ishihara Sangyo Kaisha, Ltd. (c).............        19,968
         36,000 Ishikawajima-Harima Heavy Industries
                 Co., Ltd. (b) (c)...........................        51,395
          1,100 ITO EN, Ltd..................................        47,317
         12,000 Ito-Yokado Co., Ltd..........................       377,344
         47,000 Itochu Corp. (b).............................       155,249
            900 Itochu Techno-Science Corp. (c)..............        28,049
            900 JAFCO Co., Ltd. (c)..........................        70,710
         23,000 Japan Airlines System Corp. (c)..............        60,735
              8 Japan Real Estate Investment Corp. (REIT)....        50,611
             24 Japan Tobacco, Inc...........................       175,795
         15,900 JFE Holding, Inc.............................       433,960
          7,000 JGC Corp.....................................        73,024
          6,000 JSR Corp.....................................       134,086
         31,000 Kajima Corp. (c).............................       100,662
          3,000 Kaken Pharmaceutical Co., Ltd. (c)...........        15,060
          7,000 Kamigumi Co., Ltd............................        49,510
         14,000 Kanebo, Ltd. (b).............................        14,108
          8,000 Kaneka Corp..................................        59,718
         19,000 Kao Corp.....................................       386,489
          1,200 Katokichi Co., Ltd...........................        19,629
         42,000 Kawasaki Heavy Industries, Ltd. (b) (c)......        51,731
         16,000 Kawasaki Kisen Kaisha, Ltd...................        79,574
         13,000 Keihin Electric Express Railway Co., Ltd. (c)        76,299
         19,000 Keio Electric Railway Co., Ltd...............        98,750
          1,100 Keyence Corp.................................       231,865
          5,000 Kikkoman Corp................................        35,551
          6,000 Kinden Corp. (c).............................        28,273
         52,120 Kintetsu Corp. (c)...........................       156,598
         24,000 Kirin Brewery Co., Ltd.......................       204,684
          2,000 Kokuyo Co., Ltd..............................        21,741
         33,000 KOMATSU, Ltd.................................       209,387
          2,000 Komori Corp. (c).............................        29,616
          2,800 Konami Corp. (c).............................        81,515
         13,000 Konica Minolta Holdings, Inc.................       174,797
          3,000 Koyo Seiko Co., Ltd. (c).....................        30,820
         33,000 Kubota Corp..................................       136,101
         13,000 Kuraray Co., Ltd.............................       109,658
          3,400 Kurita Water Industries, Ltd.................        41,021
          5,600 Kyocera Corp.................................       373,089
         11,000 Kyowa Hakko Kogyo Co., Ltd. (c)..............        70,001
         13,900 Kyushu Electic Power Co., Inc................       239,038
          2,300 Lawson, Inc..................................        78,548
          1,100 Mabuchi Motor Co., Ltd. (c)..................        84,679
          4,000 Makita Corp..................................        40,049
         41,000 Marubeni Corp. (c)...........................        78,427
         11,900 Marui Co., Ltd...............................       149,902
            500 Matsumotokiyoshi Co., Ltd....................        11,220

                                                                    VALUE
    SHARES                                                         (NOTE 1)
  ----------------------------------------------------------------------------

             JAPAN--(CONTINUED)
         500 Matsumotokiyoshi Co., Ltd.-WI...................... $      11,220
      72,000 Matsushita Electric Industrial Co., Ltd............       995,652
      15,000 Matsushita Electric Works, Ltd. (c)................       134,786
       6,000 Meiji Dairies Corp.................................        25,753
      10,000 Meiji Seika Kaisha, Ltd. (c).......................        40,310
       1,300 Meitec Corp........................................        49,977
          51 Millea Holdings, Inc...............................       666,231
      11,000 Minebea Co., Ltd...................................        55,837
      54,157 Mitsubishi Chemical Corp...........................       140,989
      35,000 Mitsubishi Corp....................................       370,999
      59,000 Mitsubishi Electric Corp...........................       244,985
      34,000 Mitsubishi Estate Co., Ltd.........................       322,329
      10,000 Mitsubishi Gas & Chemical Co., Inc.................        34,058
      99,000 Mitsubishi Heavy Industries, Ltd...................       275,282
       3,000 Mitsubishi Logistics Corp..........................        24,942
      31,000 Mitsubishi Materials Corp. (c).....................        47,728
      17,000 Mitsubishi Rayon Co., Ltd..........................        63,768
         140 Mitsubishi Tokyo Financial Group, Inc..............     1,092,097
      41,000 Mitsui & Co., Ltd..................................       330,158
      20,000 Mitsui Chemicals, Inc. (c).........................       116,637
      28,000 Mitsui Engineering & Shipbuilding Co., Ltd. (b) (c)        46,244
      24,000 Mitsui Fudosan Co., Ltd. (c).......................       216,777
      19,000 Mitsui Mining & Smelting Co., Ltd..................        78,893
      26,000 Mitsui OSK Lines, Ltd..............................       126,882
      43,000 Mitsui Sumitomo Insurance Co., Ltd.................       353,084
      18,000 Mitsui Trust Holdings, Inc.........................       100,606
      12,000 Mitsukoshi, Ltd. (c)...............................        48,820
       1,800 Mitsumi Electric Co., Ltd..........................        19,819
         211 Mizuho Financial Group, Inc. (c)...................       639,871
       7,700 Murata Manufacturing Co., Ltd......................       416,003
       1,200 Namco, Ltd.........................................        33,256
      49,000 NEC Corp. (c)......................................       360,745
           5 Net One Systems Co., Ltd...........................        38,490
       9,000 NGK Insulators, Ltd. (c)...........................        67,183
       5,000 NGK Spark Plug Co., Ltd............................        40,543
         650 Nichii Gakkan Co...................................        36,876
       7,000 Nichirei Corp......................................        22,665
       1,200 NIDEC Corp. (c)....................................       114,547
      45,000 Nikko Cordial Corp.................................       250,676
       9,000 Nikon Corp. (c)....................................       135,710
       3,400 Nintendo Co., Ltd..................................       317,253
           7 Nippon Building Fund, Inc. (REIT) (c)..............        44,938
      29,000 Nippon Express Co., Ltd............................       136,923
       4,000 Nippon Kayaku Co., Ltd.............................        19,819
       5,000 Nippon Meat Packers, Inc...........................        48,894
      16,500 Nippon Mining Holdings, Inc........................        57,581
      44,000 Nippon Oil Corp....................................       224,167
       6,000 Nippon Sanso Corp..................................        25,362
      10,000 Nippon Sheet Glass Co., Ltd........................        29,206
       4,000 Nippon Shokubai Co., Ltd...........................        30,344
     188,000 Nippon Steel Corp..................................       403,471
         182 Nippon Telephone & Telegraph Corp..................       877,988
          31 Nippon Unipac Holding..............................       159,961
      32,000 Nippon Yusen Kabushiki Kaisha......................       144,817
       7,000 Nishimatsu Construction Co., Ltd. (c)..............        23,187

 See accompanying notes to statement of investments and financial statements.

                                    MSF-290

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                             VALUE
          SHARES                                            (NOTE 1)
        ---------------------------------------------------------------

                   JAPAN--(CONTINUED)
             6,000 Nissan Chemical Industries, Ltd....... $      53,466
            85,900 Nissan Motor Co., Ltd.................       981,073
             6,000 Nisshin Seifun Group, Inc.............        53,410
             4,000 Nisshinbo Industries, Inc.............        22,282
             2,900 Nissin Food Products Co., Ltd.........        72,250
             5,400 Nitto Denko Corp......................       287,207
            61,000 Nomura Holdings, Inc..................     1,038,770
               800 Nomura Research Institute, Ltd........        78,007
            14,000 NSK, Ltd..............................        51,078
            14,000 NTN Corp. (c).........................        66,754
                44 NTT Data Corp. (c)....................       166,278
               607 NTT DoCoMo, Inc.......................     1,376,327
            22,000 Obayashi Corp.........................        98,330
               200 OBIC Co., Ltd.........................        40,235
            28,000 OJI Paper Co., Ltd....................       180,797
            20,000 Oki Electric Industry Co., Ltd........        78,193
             6,000 Okumura Corp. (c).....................        25,530
             7,000 Olympus Corp..........................       151,862
             7,400 Omron Corp............................       150,182
             4,000 Onward Kashiyama Co., Ltd.............        48,521
             1,200 Oracle Corp. Japan (c)................        62,144
             1,700 Oriental Land Co., Ltd. (c)...........       104,852
             2,800 ORIX Corp.............................       231,483
            70,000 Osaka Gas Co., Ltd....................       189,419
             5,500 Pioneer Corp..........................       151,908
             3,050 Promise Co., Ltd......................       132,906
             3,200 Q.P. Corp. (c)........................        26,575
           157,000 Resona Holdings, Inc. (c).............       197,770
            22,000 Ricoh Co., Ltd........................       434,170
             3,700 Rohm Co., Ltd.........................       433,629
             4,000 Sanden Corp. (c)......................        24,634
            12,400 Sankyo Co., Ltd.......................       233,144
             1,700 Sankyo Co., Ltd./Gunma................        53,933
            52,000 Sanyo Electric Co., Ltd. (c)..........       271,718
             9,000 Sapporo Holdings, Ltd. (c)............        24,774
             6,500 Secom Co., Ltd........................       242,605
             4,600 Sega Corp. (b) (c)....................        43,781
             2,000 Seiko Epson Corp......................        93,310
             4,000 Seino Transportation Co., Ltd. (c)....        33,069
            14,000 Sekisui Chemical Co., Ltd.............        71,326
            17,000 Sekisui House, Ltd....................       175,599
            14,000 Seven-Eleven Japan Co., Ltd...........       424,559
            33,000 Sharp Corp............................       520,696
             1,400 Shimachu Co., Ltd.....................        27,760
               800 Shimamura Co., Ltd....................        54,344
             2,600 Shimano, Inc. (c).....................        53,858
            18,000 Shimizu Corp..........................        68,527
            12,400 Shin-Etsu Chemical Co., Ltd...........       506,784
            11,000 Shionogi & Co., Ltd...................       204,871
            12,000 Shiseido Co., Ltd.....................       145,899
            33,000 Showa Denko K.K. (c)..................        74,209
             4,600 Showa Shell Sekiyu K.K................        37,385
             2,800 Skylark Co., Ltd. (c).................        46,244
             1,900 SMC Corp..............................       236,503
             4,000 Snow Brand Milk Products Co., Ltd. (c)        11,533
             7,000 Softbank Corp. (c)....................       214,239

                                                               VALUE
        SHARES                                                (NOTE 1)
      -------------------------------------------------------------------

                 JAPAN--(CONTINUED)
          26,000 Sompo Japan Insurance, Inc................ $     213,735
          30,300 Sony Corp.................................     1,048,922
           5,000 Stanley Electric Co., Ltd.................        96,809
           5,000 Sumitomo Bakelite Co., Ltd. (c)...........        32,612
          40,000 Sumitomo Chemical Co., Ltd................       164,972
          24,000 Sumitomo Corp.............................       178,931
          21,000 Sumitomo Electric Industries, Ltd.........       187,720
          15,000 Sumitomo Heavy Industries, Ltd............        34,011
         103,000 Sumitomo Metal Industries, Ltd. (b) (c)...       101,875
          17,000 Sumitomo Metal Mining Co., Ltd............       126,108
             130 Sumitomo Mitsui Financial Group, Inc. (c).       692,638
          11,000 Sumitomo Osaka Cement Co., Ltd............        21,555
          11,000 Sumitomo Realty & Development Co., Ltd....        96,893
           1,300 Suzuken Co., Ltd..........................        42,213
          26,000 Taiheiyo Cement Corp. (c).................        73,509
          29,000 Taisei Corp. (c)..........................       106,074
           6,000 Taisho Pharmaceutical Co., Ltd............       107,269
           4,000 Taiyo Yuden Co., Ltd. (c).................        52,291
           6,000 Takara Holdings, Inc. (c).................        56,210
           9,000 Takashimaya Co., Ltd. (c).................        64,244
          29,200 Takeda Chemical Industries, Ltd...........     1,157,973
           2,390 Takefuji Corp. (c)........................       111,728
           2,000 Takuma Co., Ltd. (c)......................        10,917
           3,900 TDK Corp..................................       280,937
          27,000 Teijin, Ltd...............................        79,360
           6,000 Teikoku Oil Co., Ltd......................        30,176
           5,800 Terumo Corp...............................       110,133
          11,000 The 77 Bank, Ltd. (c).....................        61,995
          19,000 The Bank of Fukuoka, Ltd. (c).............        79,780
          33,000 The Bank of Yokohama, Ltd. (c)............       153,345
          21,000 The Chiba Bank, Ltd.......................        86,022
          19,000 The Furukawa Electric Co., Ltd. (c).......        63,115
          12,000 The Gunma Bank, Ltd. (c)..................        53,634
          24,000 The Joyo Bank, Ltd. (c)...................        78,380
          23,300 The Kansai Electric Power Co., Inc........       408,299
          20,000 The Shizuoka Bank, Ltd. (c)...............       147,803
          33,000 The Sumitomo Trust & Banking Co., Ltd. (c)       193,991
           6,000 The Suruga Bank, Ltd......................        38,574
          39,700 The Tokyo Electric Power, Ltd.............       870,533
           3,300 THK Co., Ltd. (c).........................        67,127
           1,200 TIS, Inc. (c).............................        40,534
          24,000 Tobu Railway Co., Ltd. (c)................        85,770
           9,000 Toda Corp.................................        25,446
           4,600 Toho Co., Ltd.............................        58,546
          14,800 Tohoku Electric Power Co., Inc............       245,401
           2,000 Tokyo Broadcasting System, Inc............        31,856
           5,200 Tokyo Electron, Ltd.......................       394,961
          87,000 Tokyo Gas Co., Ltd. (c)...................       310,105
           3,000 Tokyo Style Co., Ltd......................        32,416
          34,000 Tokyu Corp................................       174,489
          10,000 TonenGeneral Sekiyu K.K...................        82,766
          19,000 Toppan Printing Co., Ltd..................       197,677
          41,000 Toray Industries, Inc.....................       171,391
          95,000 Toshiba Corp..............................       359,895
          16,000 Tosoh Corp................................        53,448
           9,000 Tostem Inax Holding Corp..................       173,836

 See accompanying notes to statement of investments and financial statements.

                                    MSF-291

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                            VALUE
            SHARES                                         (NOTE 1)
          ------------------------------------------------------------

                     JAPAN--(CONTINUED)
              10,000 Toto, Ltd. (c)..................... $      84,725
               5,000 Toyo Seikan Kaisha, Ltd............        69,889
               3,000 Toyo Suisan Kaisha, Ltd............        33,340
              19,000 Toyobo Co., Ltd....................        41,485
               1,700 Toyoda Gosei Co., Ltd. (c).........        49,016
               5,400 Toyota Industries Corp.............       114,631
              93,500 Toyota Motor Corp..................     3,158,253
               3,000 Trend Micro, Inc...................        80,480
              26,000 Ube Industries, Ltd................        52,160
                 122 UFJ Holdings, Inc. (c).............       586,265
               1,400 Uni-Charm Corp.....................        68,844
               5,000 UNY Co., Ltd.......................        51,320
               4,000 Ushio, Inc.........................        66,399
                 680 USS Co., Ltd.......................        48,096
               3,000 Wacoal Corp........................        24,718
                  38 West Japan Railway Co..............       149,277
               1,400 World Co., Ltd.....................        44,546
               4,000 Yakult Honsha Co., Ltd.............        62,517
               2,600 Yamada Denki Co., Ltd. (c).........        87,338
               5,100 Yamaha Corp........................       100,173
               4,000 Yamaha Motor Co., Ltd. (c).........        43,632
              10,600 Yamanouchi Pharmaceutical Co., Ltd.       329,365
              14,000 Yamato Transport Co., Ltd..........       164,860
               4,000 Yamazaki Baking Co., Ltd. (c)......        33,181
               8,000 Yokogawa Electric Corp. (c)........       115,555
                                                         -------------
                                                            54,341,411
                                                         -------------

                     NETHERLANDS--5.1%
              53,027 ABN AMRO Holdings NV...............     1,240,729
              46,712 Aegon NV...........................       691,134
               9,405 Akzo Nobel NV......................       363,008
              15,851 ASML Holding NV (b)................       314,300
               1,500 Corio NV...........................        58,085
               2,800 DSM NV.............................       137,845
               6,787 Heineken NV (c)....................       258,450
               1,070 IHC Caland NV......................        58,035
              60,566 ING Groep NV.......................     1,412,543
              37,602 Koninklijke Ahold NV...............       286,473
              73,210 Koninklijke KPN NV.................       565,142
               5,184 Koninklijke Numico NV..............       143,266
              45,485 Koninklijke Philips Electronics NV.     1,328,174
               3,191 Koninklijke Vendex KBB NV..........        44,476
               2,722 OCE NV.............................        41,716
              21,719 Reed Elsevier NV...................       269,843
               1,557 Rodamco Europe NV..................        90,674
              71,993 Royal Dutch Petroleum Co...........     3,795,792
              11,635 TPG NV.............................       272,530
              19,755 Unilever NV........................     1,291,997
               3,128 Vedior NV..........................        48,924
               7,782 VNU NV.............................       245,887
                 687 Wereldhave NV......................        51,430
               9,399 Wolters Kluwer NV..................       147,007
                                                         -------------
                                                            13,157,460
                                                         -------------

                                                                  VALUE
      SHARES                                                     (NOTE 1)
    ------------------------------------------------------------------------

               NEW ZEALAND--0.2%
         9,353 Auckland International Airport, Ltd............ $      43,046
        33,684 Carter Holt Harvey, Ltd........................        41,577
        11,180 Contact Energy, Ltd............................        39,491
         9,768 Fisher & Paykel Appliances Holdings, Ltd.......        24,627
         3,016 Fisher & Paykel Healthcare Corp................        25,049
        16,501 Fletcher Building, Ltd.........................        45,935
         9,900 Independent Newspapers, Ltd....................        33,474
        15,829 Sky City Entertainment Group, Ltd..............        47,910
        67,419 Telecom Corp. of New Zealand, Ltd. (c).........       237,697
         5,917 Warehouse Group, Ltd...........................        19,890
                                                               -------------
                                                                     558,696
                                                               -------------

               NORWAY--0.5%
           900 Aker Kvaerner ASA (c)..........................        15,388
        25,630 DnB Holding ASA (c)............................       171,052
         1,200 Frontline, Ltd. (c)............................        31,115
         5,200 Norsk Hydro ASA................................       320,857
         3,700 Norske Skogsindustrier ASA.....................        70,632
         6,800 Orkla ASA......................................       152,297
         1,900 Schibsted ASA..................................        32,701
        15,200 Statoil ASA....................................       170,785
         5,600 Storebrand ASA.................................        36,448
         4,300 Tandberg ASA (c)...............................        31,671
        25,000 Telenor ASA....................................       163,465
         6,300 Tomra Systems ASA..............................        37,973
                                                               -------------
                                                                   1,234,384
                                                               -------------

               PORTUGAL--0.4%
        13,513 Banco BPI S.A..................................        49,770
        68,120 Banco Comercial Portugues S.A..................       152,084
         3,711 Banco Espirito Santo S.A.......................        60,851
         9,525 Brisa-Auto Estradas de Portugal S.A............        63,676
         6,370 CIMPOR Cimentos de Portugal S.A................        32,943
        62,692 Electricidade de Portugal S.A..................       165,270
        32,636 Portugal Telecom SGPS S.A......................       328,500
         1,694 PT Multimedia Servicios de Telecomunicacoes e
                Multimedia SGPS S.A...........................        32,906
        36,053 Sonae SGPS S.A.................................        30,014
                                                               -------------
                                                                     916,014
                                                               -------------

               SINGAPORE--0.8%
        39,000 Capitaland, Ltd. (c)...........................        35,594
        37,000 Chartered Semiconductor Manufacturing, Ltd. (c)        37,691
        17,000 City Developments, Ltd.........................        60,561
        78,000 ComfortDelGro Corp., Ltd.......................        37,432
         1,850 Creative Technology, Ltd.......................        19,499
         5,000 Cycle & Carriage, Ltd..........................        17,076
        38,978 DBS Group Holdings, Inc........................       337,382
         6,400 Fraser & Neave, Ltd............................        47,483
        20,000 Keppel Corp., Ltd..............................        71,836
        40,000 Neptune Orient Lines, Ltd. (b).................        50,874
        34,440 Overseas-Chinese Banking Corp..................       245,377
        37,000 SembCorp Industries, Ltd. (c)..................        27,451
        12,000 SembCorp Logistics, Ltd........................        14,132

 See accompanying notes to statement of investments and financial statements.

                                    MSF-292

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                                VALUE
        SHARES                                                 (NOTE 1)
      --------------------------------------------------------------------

                 SINGAPORE--(CONTINUED)
          20,000 Singapore Airlines, Ltd.................... $     131,897
          29,000 Singapore Exchange, Ltd....................        28,858
          56,000 Singapore Post, Ltd........................        22,917
          13,000 Singapore Press Holdings, Ltd..............       144,674
          48,000 Singapore Technologies Engineering, Ltd....        57,658
         219,000 Singapore Telecommunications, Ltd..........       252,747
          14,000 ST Assembly Test Services, Ltd. (c)........        17,476
          41,392 United Overseas Bank, Ltd..................       321,718
          15,001 United Overseas Land, Ltd..................        16,959
           8,000 Venture Corp., Ltd.........................        94,212
                                                             -------------
                                                                 2,091,504
                                                             -------------

                 SPAIN--3.6%
           7,559 Abertis Infraestructuras S.A. (c)..........       114,319
             988 Acciona S.A................................        60,130
           1,705 Acerinox S.A. (c)..........................        80,390
           3,538 ACS, Actividades de Construccion y
                  Servicios, S.A. (c).......................       172,705
           9,534 Altadis S.A................................       270,579
           8,154 Amadeus Global Travel Distribution S.A. (c)        52,968
             502 Antena 3 Television S.A. (c)...............        22,124
         104,892 Banco Bilbao Vizcaya Argentaria S.A. (c)...     1,448,746
           5,499 Banco Popular Espanol S.A. (c).............       328,081
         148,269 Banco Santander Central Hispano S.A........     1,756,110
           2,823 Corporacion Mapfre S.A.....................        39,988
          31,092 Endesa S.A. (c)............................       598,073
           1,804 Fomento de Construcciones & Contratas S.A..        66,535
           7,412 Gas Natural SDG S.A. (c)...................       173,426
           2,181 Grupo Ferrovial S.A. (c)...................        76,423
          26,475 Iberdrola S.A. (c).........................       523,288
          15,771 Iberia Lineas Aereas de Espana S.A.........        45,355
           7,474 Inditex S.A................................       151,780
           4,343 Indra Sistemas S.A.........................        55,712
           2,773 NH Hoteles S.A. (c)........................        31,864
           3,016 Promotora de Informaciones S.A.............        43,749
          31,635 Repsol YPF S.A. (c)........................       616,898
           3,397 Sacyr Vallehermoso S.A. (c)................        51,418
           1,977 Sociedad General de Aguas de
                  Barcelona S.A. (c)........................        29,500
           6,043 Telefonica Publicidad e Informacion S.A....        33,157
         162,659 Telefonica S.A. (b)........................     2,388,179
           6,543 Union Fenosa S.A. (c)......................       122,887
           4,366 Zeltia S.A. (c)............................        30,839
                                                             -------------
                                                                 9,385,223
                                                             -------------

                 SWEDEN--2.2%
           2,500 Alfa Laval AB..............................        38,046
          10,300 Assa Abloy AB (b)..........................       122,392
           3,700 Atlas Copco AB.............................       132,413
           2,400 Atlas Copco AB (Series B)..................        78,218
             850 Axfood AB..................................        19,669
           2,100 Billerud AB................................        31,666
           1,400 Castellum AB...............................        33,077
           2,700 Drott AB (Series B) (c)....................        51,221

                                                                  VALUE
      SHARES                                                     (NOTE 1)
    ------------------------------------------------------------------------

               SWEDEN--(CONTINUED)
        10,300 Electrolux AB.................................. $     226,175
         5,800 Eniro AB.......................................        55,620
         6,800 Gambro AB (Series A)...........................        56,231
         4,300 Gambro AB (Series B) (c).......................        35,558
         4,800 Getinge AB (Series B)..........................        46,030
        16,400 Hennes & Mauritz AB............................       389,754
           900 Hoganas AB.....................................        19,263
         1,700 Holmen AB (Series B) (c).......................        60,366
         1,750 Modern Times Group AB (Class B) (b)............        36,847
           700 Nobel Biocare Holding AG.......................        68,295
        81,562 Nordea AB......................................       612,115
         1,900 OM HEX AB (c)..................................        23,633
         7,550 Sandvik AB (c).................................       260,225
         2,600 SAS AB.........................................        24,572
         9,800 Securitas AB (Series B)........................       132,114
        27,100 Skandia Forsaekrings AB........................        98,678
        16,900 Skandinavska Enskilda Banken AB (Series A) (c).       248,968
        13,500 Skanska AB.....................................       119,140
           900 SKF AB (Series A)..............................        34,898
         2,800 SKF AB (Series B) (c)..........................       108,182
         1,800 SSAB Svenskt Stal AB (Series A)................        32,146
         1,100 SSAB Svenskt Stal AB (Series B)................        18,880
         6,600 Svenska Cellulosa AB (Series B) (c)............       269,676
        19,100 Svenska Handelsbanken AB.......................       390,213
         1,500 Svenska Handelsbanken AB (Series B)............        29,707
        10,700 Swedish Match AB...............................       109,300
         3,250 Tele2 AB (Series B) (b) (c)....................       173,447
       507,900 Telefonaktiebolaget LM Ericsson AB (Class B)...       910,582
        56,564 TeliaSonera AB (b).............................       295,583
         2,500 Trelleborg AB (Class B) (c)....................        40,651
         3,400 Volvo AB (Series A)............................        99,704
         7,800 Volvo AB (Series B)............................       238,489
         9,000 WM-Data AB (Class B)...........................        19,388
                                                               -------------
                                                                   5,791,132
                                                               -------------

               SWITZERLAND--7.3%
        59,908 ABB, Ltd.......................................       303,718
         4,510 Adecco S.A.....................................       289,909
         2,367 Ciba Specialty Chemicals AG....................       183,159
         4,771 Clariant AG....................................        70,403
        18,034 Compagnie Financiere Richemont AG..............       433,078
        41,109 Credit Suisse Group............................     1,504,089
           122 Geberit AG.....................................        59,977
           240 Givaudan AG (b)................................       124,585
         5,213 Holcim, Ltd....................................       242,789
         1,280 Kudelski S.A...................................        42,279
           100 Kuoni Reisen Holding AG........................        33,475
         1,489 Logitech International S.A.....................        64,412
         1,482 Lonza Group AG.................................        85,199
        13,941 Nestle S.A.....................................     3,483,136
        82,269 Novartis AG....................................     3,735,116
         1,106 Roche Holdings AG Bearer.......................       153,369
        24,273 Roche Holdings AG Genusschein..................     2,448,398
           248 Serono S.A. (Class B)..........................       176,863
           149 SGS Societe Generale Surveillance Holdings S.A.        93,490

 See accompanying notes to statement of investments and financial statements.

                                    MSF-293

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)


                                                              VALUE
         SHARES                                              (NOTE 1)
       -----------------------------------------------------------------

                  SWITZERLAND--(CONTINUED)
              119 Sulzer AG............................... $      32,041
            1,894 Swatch Group AG.........................        45,177
            1,107 Swatch Group AG (Class B)...............       132,921
           11,127 Swiss Reinsurance Co....................       751,247
              915 Swisscom AG.............................       301,856
            3,695 Syngenta AG.............................       248,873
              152 Synthes-Stratec, Inc....................       150,433
           40,778 UBS AG..................................     2,792,720
              299 Unaxis Holding AG.......................        42,369
              180 Valora Holdings AG......................        44,827
            4,975 Zurich Financial Services AG............       716,030
                                                           -------------
                                                              18,785,938
                                                           -------------

                  UNITED KINGDOM--25.4%
           21,111 3i Group, Plc...........................       233,365
           38,199 Aegis Group, Plc........................        67,527
            8,791 Aggreko, Plc............................        24,314
            8,425 Alliance Unichem, Plc...................        78,276
           10,329 AMEC, Plc...............................        48,075
           24,247 Amersham, Plc...........................       332,271
           23,207 Amvescap, Plc...........................       168,565
           35,343 ARM Holdings, Plc. (b)..................        81,301
           11,336 Associated British Ports Holdings, Plc..        91,116
           58,997 AstraZeneca, Plc........................     2,830,443
           77,978 Aviva, Plc..............................       684,352
           36,957 BAA, Plc................................       328,312
          105,722 BAE Systems, Plc........................       318,427
           14,422 Balfour Beatty, Plc.....................        56,411
          226,366 Barclays, Plc...........................     2,019,055
            8,216 Barratt Developments, Plc...............        79,864
           15,624 BBA Group, Plc..........................        69,783
            3,948 Berkeley Group, Plc.....................        62,194
          121,952 BG Group, Plc...........................       626,011
           85,271 BHP Billiton, Plc.......................       744,922
           17,185 BOC Group, Plc..........................       262,569
           27,359 Boots Group, Plc........................       338,429
          763,586 BP, Plc.................................     6,192,213
           16,181 BPB, Plc................................       100,514
           25,004 Brambles Industries, Plc................        91,089
           18,705 British Airways, Plc....................        77,852
           54,629 British America Tobacco, Plc............       753,015
           16,880 British Land Co., Plc...................       176,472
           43,495 British Sky Broadcasting Group, Plc. (b)       547,374
          299,568 BT Group, Plc...........................     1,009,532
           15,158 Bunzl, Plc..............................       115,799
           84,529 Cable & Wireless, Plc...................       202,012
           71,205 Cadbury Schweppes, Plc..................       522,936
           16,169 Canary Wharf Group, Plc. (b)............        77,500
           21,998 Capita Group, Plc.......................        95,693
           22,055 Carlton Communications, Plc.............        90,808
            5,729 Carnival, Plc...........................       230,858
           11,328 Cattles, Plc............................        67,782
            9,590 Celltech Group, Plc.....................        64,893
          147,019 Centrica, Plc...........................       555,323
            4,966 Close Brothers Group, Plc...............        65,252

                                                            VALUE
            SHARES                                         (NOTE 1)
          ------------------------------------------------------------

                     UNITED KINGDOM--(CONTINUED)
               4,423 Cobham, Plc........................ $      92,401
              75,506 Compass Group, Plc.................       513,635
              10,068 Daily Mail & General Trust, Plc....       118,773
               6,935 De La Rue, Plc.....................        34,420
             107,064 Diageo, Plc........................     1,408,707
              69,765 Dixons Group, Plc..................       173,597
              16,508 Electrocomponents, Plc.............        96,043
               8,464 EMAP, Plc..........................       129,851
              27,245 EMI Group, Plc.....................        77,427
               6,438 Enterprise Inns, Plc...............       116,863
               9,843 Exel, Plc..........................       130,127
              14,282 FirstGroup, Plc....................        69,926
              17,314 FKI, Plc...........................        33,164
              54,042 Friends Provident, Plc.............       127,701
              12,461 George Wimpey, Plc.................        83,261
              24,212 GKN, Plc...........................       115,726
             205,936 GlaxoSmithKline, Plc...............     4,718,804
              97,760 Granada, Plc.......................       213,506
               7,508 Great Portland Estates, Plc........        31,518
              34,945 Great University Stores, Plc.......       483,877
              10,274 Hammerson, Plc.....................       119,088
              25,843 Hanson, Plc........................       189,793
              54,445 Hays, Plc..........................       116,958
             132,622 HBOS, Plc..........................     1,717,686
              55,225 Hilton Group, Plc..................       222,190
             375,552 HSBC Holdings, Plc.................     5,902,749
              12,168 IMI, Plc...........................        73,462
              41,155 Imperial Chemical Industries, Plc..       146,611
              25,193 Imperial Tobacco Group, Plc........       496,092
              25,375 InterContinental Hotels Group, Plc.       240,299
              41,878 International Power, Plc...........        92,585
             120,921 Invensys, Plc......................        39,505
              50,491 J. Sainsbury, Plc..................       282,684
               7,583 Johnson Matthey, Plc...............       133,168
              12,983 Kelda Group, Plc...................       109,003
              18,295 Kesa Electricals, Plc..............        84,251
              28,702 Kidde, Plc.........................        54,721
              80,040 Kingfisher, Plc....................       399,045
              16,129 Land Securities Group, Plc.........       286,424
             224,665 Legal & General Group, Plc.........       403,190
               9,272 Liberty International, Plc.........       113,283
             193,124 Lloyds TSB Group, Plc..............     1,548,831
              24,743 LogicaCMG, Plc.....................       113,503
               9,526 Man Group, Plc.....................       249,144
              78,313 Marks & Spencer Group, Plc.........       405,155
              21,169 MFI Furniture Group, Plc...........        57,223
              20,928 Misys, Plc.........................        79,331
              17,127 Mitchells & Butlers, Plc...........        68,985
             106,330 National Grid Transco, Plc.........       761,863
               9,484 Next, Plc..........................       190,661
              12,484 Novar, Plc.........................        30,841
              27,698 Pearson, Plc.......................       308,410
               9,289 Persimmon, Plc.....................        89,296
              35,139 Pilkington, Plc....................        60,231
               8,399 Provident Financial, Plc...........        97,806
              69,338 Prudential, Plc....................       586,183

 See accompanying notes to statement of investments and financial statements.

                                    MSF-294

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)
                                               PREFERRED STOCKS--0.4%


                                                                 VALUE
      SHARES                                                    (NOTE 1)
    -----------------------------------------------------------------------

               UNITED KINGDOM--(CONTINUED)
        19,658 Rank Group, Plc............................... $      98,270
        20,766 Reckitt Benckiser, Plc........................       469,883
        43,821 Reed Elsevier, Plc............................       366,540
        62,844 Rentokil Initial, Plc.........................       213,751
        49,492 Reuters Group, Plc............................       208,206
        18,702 Rexam, Plc....................................       143,208
        36,827 Rio Tinto, Plc................................     1,017,237
         8,759 RMC Group, Plc................................       109,368
        52,723 Rolls-Royce Group, Plc........................       167,292
        99,497 Royal & Sun Alliance Insurance Group, Plc.....       157,186
        96,545 Royal Bank of Scotland Group, Plc.............     2,844,784
        27,606 SABMiller, Plc................................       286,136
        37,199 Safeway, Plc..................................       189,121
        40,043 Sage Group, Ltd...............................       125,983
         4,295 Schroders, Plc................................        48,593
        27,679 Scottish & Newcastle, Plc.....................       187,421
        29,676 Scottish & Southern Energy, Plc...............       357,528
        64,120 Scottish Power, Plc...........................       427,285
        20,356 Securicor, Plc................................        34,709
        15,024 Serco Group, Plc..............................        46,260
        11,889 Severn Trent, Plc.............................       159,411
       334,001 Shell Transportation & Trading Co., Plc.......     2,484,326
        56,617 Signet Group, Plc.............................       104,394
        15,428 Slough Estates, Plc...........................       121,314
        32,149 Smith & Nephew, Plc...........................       270,061
        19,301 Smiths Group, Plc.............................       228,387
         6,636 SSL International, Plc........................        39,202
        36,510 Stagecoach Group, Plc.........................        51,306
        14,158 Tate & Lyle, Plc..............................        78,950
        19,167 Taylor Woodrow, Plc...........................        91,613
       252,723 Tesco, Plc....................................     1,166,093
         6,929 The Davis Service Group, Plc..................        46,267
        26,981 The Peninsular & Oriental Steam Navigation Co.       111,090
        11,100 TI Automotive, Ltd. (b).......................             0
        25,536 Tomkins Plc...................................       122,283
        95,558 Unilever NV...................................       890,812
        12,490 United Business Media, Plc....................       109,559
        20,124 United Utilities, Plc.........................       178,504
        10,206 United Utilities, Plc. (Class A)..............        55,633
     2,355,519 Vodafone Group, Plc...........................     5,840,179
         9,779 Whitbread, Plc................................       125,867
        14,573 William Hill, Plc.............................       111,395
        20,068 Wolseley, Plc.................................       283,806
        40,753 WPP Group, Plc................................       400,153
        15,604 Yell Group, Plc...............................        85,197
                                                              -------------
                                                                 65,876,639
                                                              -------------

               UNITED STATES--1.7%
        31,500 iShares MSCI EAFE Index Fund..................     4,308,570
                                                              -------------
               Total Common Stocks
                (Identified Cost $238,559,587)...............   257,922,127
                                                              -------------

                                                               VALUE
         SHARES                                               (NOTE 1)
       ------------------------------------------------------------------

                   AUSTRALIA--0.2%
            68,954 The News Corp., Ltd.................... $     519,534
                                                           -------------

                   GERMANY--0.2%
               905 Fresenius Medical Care AG..............        45,604
             2,052 Henkel KGAA (c)........................       160,474
               272 Porsche AG.............................       161,430
             2,750 ProSiebenSat.1 Media AG (c)............        45,960
             1,347 RWE AG.................................        47,488
             3,477 Volkswagen AG..........................       126,089
               610 Wella AG...............................        54,052
                                                           -------------
                                                                 641,097
                                                           -------------

                   SWITZERLAND--0.0%
               190 Schindler Holding AG...................        46,396
                                                           -------------
                   Total Preferred Stocks
                    (Identified Cost $1,014,816)..........     1,207,027
                                                           -------------

       WARRANTS--0.0%
       ------------------------------------------------------------------

                   FRANCE--0.0%
             8,168 Alstom S.A. (b)........................           309
                                                           -------------
                   Total Warrants
                    (Identified Cost $0)..................           309
                                                           -------------

       SHORT TERM INVESTMENTS--0.1%
          FACE
         AMOUNT
       ------------------------------------------------------------------

                   DISCOUNT NOTES--0.1%
       $   175,000 Federal Home Loan Bank 0.750%, 01/02/04       174,996
                                                           -------------
                   Total Short Term Investments
                    (Identified Cost $174,996)............       174,996
                                                           -------------

                   Total Investments--100.1%
                    (Identified Cost $239,749,399) (a)....   259,304,459
                   Other assets less liabilities..........      (267,366)
                                                           -------------

                   TOTAL NET ASSETS--100%                  $ 259,037,093
                                                           =============

         TEN LARGEST INDUSTRIES AS OF                  PERCENTAGE OF
         DECEMBER 31, 2003                            TOTAL NET ASSETS
         ----------------------------                 ----------------
          1    Commercial Banks......................       15.0%
          2    Oil & Gas.............................        8.1%
          3    Pharmaceuticals.......................        7.9%
          4    Diversified Telecommunication Services        4.5%
          5    Insurance.............................        4.1%
          6    Automobiles...........................        3.2%
          7    Wireless Telecommunication Services...        3.2%
          8    Food Products.........................        3.1%
          9    Electric Utilities....................        3.1%
         10    Capital Markets.......................        3.1%

 See accompanying notes to statement of investments and financial statements.

                                    MSF-295

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO




STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

     ASSETS
       Investments at value.....................             $259,304,459
       Cash.....................................                   22,373
       Foreign cash at value
        (Identified cost $5,378)................                    5,456
       Collateral for securities loaned.........               16,146,183
       Receivable for:
        Securities sold.........................                   83,186
        Fund shares sold........................                  430,441
        Dividends...............................                  339,826
        Foreign taxes...........................                  123,880
                                                             ------------
         Total Assets...........................              276,455,804
     LIABILITIES
       Payable for:
        Fund shares redeemed.................... $ 1,071,528
        Withholding taxes.......................      24,845
        Return of collateral for securities
         loaned.................................  16,146,183
       Accrued expenses:
        Management fees.........................      66,919
        Service and distribution fees...........      11,993
        Other expenses..........................      97,243
                                                 -----------
         Total Liabilities......................               17,418,711
                                                             ------------
     NET ASSETS.................................             $259,037,093
                                                             ============
       Net assets consist of:
        Capital paid in.........................             $246,336,567
        Undistributed net investment income.....                1,882,855
        Accumulated net realized gains
         (losses)...............................               (8,762,599)
        Unrealized appreciation (depreciation)
         on investments and foreign currency
         transactions...........................               19,580,270
                                                             ------------
     NET ASSETS.................................             $259,037,093
                                                             ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per
      share ($176,834,536 divided by
      18,039,416 shares outstanding)............             $       9.80
                                                             ============
     CLASS B
     Net asset value and redemption price per
      share ($27,933,167 divided by
      2,885,654 shares outstanding).............             $       9.68
                                                             ============
     CLASS E
     Net asset value and redemption price per
      share ($54,269,390 divided by
      5,554,247 shares outstanding).............             $       9.77
                                                             ============
     Identified cost of investments.............             $239,749,399
                                                             ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

    INVESTMENT INCOME
      Dividends...............................              $ 4,240,858 (a)
      Interest................................                  212,448 (b)
                                                            -----------
                                                              4,453,306
    EXPENSES
      Management fees......................... $   534,872
      Service and distribution fees--Class B..      40,429
      Service and distribution fees--Class E..      39,159
      Directors' fees and expenses............      24,080
      Custodian...............................     597,250
      Audit and tax services..................      22,300
      Legal...................................       7,395
      Printing................................      64,523
      Insurance...............................       4,196
      Miscellaneous...........................       4,146
                                               -----------
      Total expenses..........................                1,338,350
                                                            -----------
    NET INVESTMENT INCOME.....................                3,114,956
                                                            -----------
    REALIZED AND UNREALIZED GAIN (LOSS)
    Realized gain (loss) on:
      Investments--net........................    (513,239)
      Foreign currency transactions--net......    (166,206)    (679,445)
                                               -----------
    Unrealized appreciation (depreciation) on:
      Investments--net........................  60,126,503
      Foreign currency transactions--net......      27,637   60,154,140
                                               -----------  -----------
    Net gain (loss)...........................               59,474,695
                                                            -----------
    NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS..........................              $62,589,651
                                                            ===========

(a)Net of foreign taxes of $496,601.
(b)Includes income on securities loaned of $76,285.

                See accompanying notes to financial statements.

                                    MSF-296

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS



                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2003          2002
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  3,114,956  $  1,718,061
  Net realized gain (loss) (a)......................................     (679,445)   (5,096,914)
  Unrealized appreciation (depreciation) (a)........................   60,154,140   (18,035,821)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   62,589,651   (21,414,674)
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (2,203,571)     (581,981)
    Class B.........................................................     (202,973)      (22,211)
    Class E.........................................................     (288,823)       (6,509)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (2,695,367)     (610,701)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   67,325,654    36,907,770
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................  127,219,938    14,882,395

NET ASSETS
  Beginning of the period...........................................  131,817,155   116,934,760
                                                                     ------------  ------------
  End of the period................................................. $259,037,093  $131,817,155
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  1,882,855  $  1,626,869
                                                                     ============  ============

OTHER INFORMATION:

CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2003         DECEMBER 31, 2002
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................  6,301,556  $ 50,159,107   7,564,887  $ 60,470,238
  Shares issued through acquisition...........................  1,286,848    11,759,318           0             0
  Reinvestments...............................................    315,698     2,203,571      65,761       581,981
  Redemptions................................................. (5,328,459)  (42,757,519) (5,056,202)  (41,244,905)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  2,575,643  $ 21,364,477   2,574,446  $ 19,807,314
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................  2,741,658  $ 21,252,640   1,424,259  $ 10,907,170
  Reinvestments...............................................     29,374       202,973       2,533        22,211
  Redemptions................................................. (1,230,179)   (9,211,866)   (555,063)   (4,184,895)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  1,540,853  $ 12,243,747     871,729  $  6,744,486
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................  5,913,909  $ 48,596,710   1,529,613  $ 11,752,571
  Reinvestments...............................................     41,438       288,823         736         6,509
  Redemptions................................................. (1,758,653)  (15,168,103)   (179,763)   (1,403,110)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  4,196,694  $ 33,717,430   1,350,586  $ 10,355,970
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.  8,313,190  $ 67,325,654   4,796,761  $ 36,907,770
                                                               ==========  ============  ==========  ============

(a)As restated. See Note 5.

                See accompanying notes to financial statements.

                                    MSF-297

METROPOLITAN SERIES FUND, INC.

 MORGAN STANLEY EAFE INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS



                                                                                 CLASS A
                                                             -----------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------
                                                               2003      2002      2001      2000      1999
                                                             --------  --------  --------  --------  -------
NET ASSET VALUE, BEGINNING OF PERIOD........................ $   7.26  $   8.75  $  11.22  $  13.34  $ 10.80
                                                             --------  --------  --------  --------  -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income......................................     0.14      0.10      0.09      0.07     0.10
 Net realized and unrealized gain (loss) on investments.....     2.54     (1.55)    (2.52)    (2.00)    2.58
                                                             --------  --------  --------  --------  -------
 Total from investment operations...........................     2.68     (1.45)    (2.43)    (1.93)    2.68
                                                             --------  --------  --------  --------  -------
LESS DISTRIBUTIONS
 Distributions from net investment income...................    (0.14)    (0.04)    (0.03)    (0.11)   (0.06)
 Distributions from net realized capital gains..............     0.00      0.00     (0.01)    (0.08)   (0.08)
                                                             --------  --------  --------  --------  -------
 Total distributions........................................    (0.14)    (0.04)    (0.04)    (0.19)   (0.14)
                                                             --------  --------  --------  --------  -------
NET ASSET VALUE, END OF PERIOD.............................. $   9.80  $   7.26  $   8.75  $  11.22  $ 13.34
                                                             ========  ========  ========  ========  =======
TOTAL RETURN (%)............................................     37.6     (16.6)    (21.7)    (14.5)    24.9
Ratio of operating expenses to average net assets (%).......     0.71      0.73      0.70      0.58     0.50
Ratio of net investment income to average net assets (%)....     1.85      1.43      1.00      0.76     1.25
Portfolio turnover rate (%).................................       43        23         9        10       44
Net assets, end of period (000)............................. $176,835  $112,325  $112,775  $100,950  $82,355
The ratios of operating expenses to average net assets
 without giving effect to the contractual expense agreement
 would have been (%)........................................       --      0.79      0.82      0.78     1.77

                                                       CLASS B                           CLASS E
                                         -------------------------------     ---------------------------
                                            YEAR ENDED    JANUARY 2, 2001(A)    YEAR ENDED    MAY 1, 2001(A)
                                           DECEMBER 31,        THROUGH         DECEMBER 31,      THROUGH
                                         ---------------     DECEMBER 31,    ---------------   DECEMBER 31,
                                           2003    2002          2001          2003    2002        2001
                                         -------  ------  ------------------ -------  ------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD.... $  7.18  $ 8.66        $11.12       $  7.25  $ 8.74      $10.43
                                         -------  ------        ------       -------  ------      ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income..................    0.11    0.06          0.04          0.13    0.06        0.00
 Net realized and unrealized gain
   (loss) on investments................    2.51   (1.50)        (2.46)         2.52   (1.51)      (1.69)
                                         -------  ------        ------       -------  ------      ------
 Total from investment operations.......    2.62   (1.44)        (2.42)         2.65   (1.45)      (1.69)
                                         -------  ------        ------       -------  ------      ------
LESS DISTRIBUTIONS
 Distributions from net investment
   income...............................   (0.12)  (0.04)        (0.03)        (0.13)  (0.04)       0.00
 Distributions from net realized
   capital gains........................    0.00    0.00         (0.01)         0.00    0.00        0.00
                                         -------  ------        ------       -------  ------      ------
 Total distributions....................   (0.12)  (0.04)        (0.04)        (0.13)  (0.04)       0.00
                                         -------  ------        ------       -------  ------      ------
NET ASSET VALUE, END OF PERIOD.......... $  9.68  $ 7.18        $ 8.66       $  9.77  $ 7.25      $ 8.74
                                         =======  ======        ======       =======  ======      ======
TOTAL RETURN (%)........................    37.2   (16.8)        (21.8)(b)      37.3   (16.7)      (16.2)(b)
Ratio of operating expenses to average
 net assets (%).........................    0.96    0.98          0.95 (c)      0.86    0.88        0.85 (c)
Ratio of net investment income to
 average net assets (%).................    1.45    1.11          0.46 (c)      1.42    1.02        0.00 (c)
Portfolio turnover rate (%).............      43      23             9            43      23           9
Net assets, end of period (000)......... $27,933  $9,654        $4,099       $54,269  $9,838      $   61
The ratios of operating expenses to
 average net assets without giving
 effect to the contractual expense
 agreement would have been (%)..........      --    1.04          1.07 (c)        --    0.94        0.97 (c)

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-298

METROPOLITAN SERIES FUND, INC.

 SCUDDER GLOBAL EQUITY PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--98.4% OF TOTAL NET ASSETS

                                                               VALUE
        SHARES                                                (NOTE 1)
      -------------------------------------------------------------------

                  AUSTRALIA--3.5%
          433,600 Alumina, Ltd............................. $   2,144,968
          388,567 BHP Billiton, Ltd........................     3,566,448
          283,900 Foster's Group, Ltd......................       961,932
                                                            -------------
                                                                6,673,348
                                                            -------------

                  CANADA--4.7%
           37,400 Canadian National Railway Co. (c)........     2,373,042
           76,371 Encana Corp. (c).........................     3,013,828
           78,700 Goldcorp, Inc............................     1,255,692
           26,600 Inco, Ltd. (b) (c).......................     1,063,094
           76,600 Meridian Gold, Inc. (b)..................     1,122,017
                                                            -------------
                                                                8,827,673
                                                            -------------

                  FRANCE--3.0%
           48,750 STMicroelectronics NV....................     1,320,586
           87,116 Suez S.A. (c)............................     1,748,506
           14,485 Total S.A................................     2,690,106
                                                            -------------
                                                                5,759,198
                                                            -------------

                  GERMANY--8.5%
           24,409 Aventis S.A..............................     1,609,056
           53,549 BASF AG..................................     3,007,772
           56,362 Deutsche Boerse AG (c)...................     3,078,428
          205,678 Deutsche Telekom AG (b)..................     3,760,181
           51,693 E.ON AG..................................     3,369,858
           26,000 Schering AG..............................     1,315,262
                                                            -------------
                                                               16,140,557
                                                            -------------

                  HONG KONG--5.7%
          456,000 Bank of East Asia, Ltd. (c)..............     1,397,881
          522,000 China Mobile, Ltd........................     1,600,206
          353,500 CLP Holdings, Ltd........................     1,680,135
        1,896,200 Fountain Set Holdings, Ltd. (c)..........     1,294,460
           82,800 Hang Seng Bank, Ltd......................     1,087,825
          292,000 Hutchison Whampoa, Ltd...................     2,143,809
          206,000 Sun Hung Kai Properties, Ltd.............     1,698,149
                                                            -------------
                                                               10,902,465
                                                            -------------

                  JAPAN--9.0%
           56,000 Canon, Inc...............................     2,608,298
          156,000 Daiwa Securities Group, Inc..............     1,061,502
           51,300 Fanuc, Ltd...............................     3,074,121
               53 Japan Retail Fund Investment Corp. (REIT)       340,850
          310,000 KOMATSU, Ltd.............................     1,967,611
          280,000 Mitsubishi Estate Co., Ltd...............     2,655,341
          263,000 Mitsui Fudosan Co., Ltd..................     2,376,292
          173,000 Nomura Holdings, Inc.....................     2,946,983
                                                            -------------
                                                               17,030,998
                                                            -------------

                  NETHERLANDS--0.9%
           69,100 TPG NV...................................     1,616,752
                                                            -------------

                                                               VALUE
         SHARES                                               (NOTE 1)
       ------------------------------------------------------------------

                   SINGAPORE--0.6%
           137,000 DBS Group Holdings, Inc................. $   1,185,833
                                                            -------------

                   SOUTH AFRICA--0.9%
           118,900 Gold Fields, Ltd........................     1,697,277
                                                            -------------

                   SOUTH KOREA--4.6%
            49,162 Kookmin Bank............................     1,842,286
            38,300 LG Electronics, Inc.....................     1,883,659
             7,970 Samsung Electronics Co., Ltd............     3,016,760
            11,730 SK Telecom..............................     1,959,102
                                                            -------------
                                                                8,701,807
                                                            -------------

                   SWITZERLAND--2.5%
            32,762 Novartis AG.............................     1,486,775
            22,666 Swiss Reinsurance Co....................     1,529,630
            25,704 Syngenta AG.............................     1,730,496
                                                            -------------
                                                                4,746,901
                                                            -------------

                   UNITED KINGDOM--9.7%
           136,345 BOC Group, Plc..........................     2,077,272
           174,598 British Sky Broadcasting Group, Plc. (b)     2,191,015
           407,259 Cable & Wireless, Plc...................       968,698
           209,594 National Grid Transco, Plc..............     1,497,479
           159,890 Pearson, Plc............................     1,775,262
           282,264 Railtrack Group, Plc....................        55,424
           203,981 Reed Elsevier, Plc......................     1,701,335
            78,304 Rio Tinto, Plc..........................     2,156,754
           269,691 Shell Transportation & Trading Co., Plc.     2,000,268
         1,643,351 Vodafone Group, Plc.....................     4,062,850
                                                            -------------
                                                               18,486,357
                                                            -------------

                   UNITED STATES--44.8%
            54,100 AFLAC, Inc..............................     1,957,338
            29,132 Amgen, Inc. (b).........................     1,800,358
            71,100 Anadarko Petroleum Corp.................     3,626,811
            75,300 Aracruz Celulose S.A. (ADR).............     2,638,512
            19,100 AutoZone, Inc. (b)......................     1,627,511
           113,800 Caremark Rx, Inc. (b)...................     2,882,554
            14,900 China Life Insurance Co., Ltd. (ADR) (b)       491,253
            43,800 Comcast Corp. (Special Class A) (b).....     1,370,064
            93,900 Companhia de Bebidas das Americas (ADR).     2,395,389
            39,600 Companhia Vale do Rio Doce (ADR)........     2,316,600
            67,000 Compania de Minas Buenaventura (ADR)....     1,894,760
            49,555 ConocoPhillips..........................     3,249,321
            13,200 eBay, Inc. (b)..........................       852,588
            46,700 Entergy Corp............................     2,667,971
            79,200 Equity Residential (REIT)...............     2,337,192
            93,900 Exxon Mobil Corp........................     3,849,900
            20,000 Genentech, Inc. (b).....................     1,871,400
            19,100 Goldman Sachs Group, Inc................     1,885,743
            47,100 Grupo Televisa S.A. (ADR)...............     1,877,406
            45,000 Impala Platinum Holdings, Ltd. (ADR) (c)     1,955,057
            87,500 Intel Corp..............................     2,817,500
            23,900 International Business Machines Corp....     2,215,052

 See accompanying notes to statement of investments and financial statements.

                                    MSF-299

METROPOLITAN SERIES FUND, INC.

 SCUDDER GLOBAL EQUITY PORTFOLIO

STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2003

COMMON STOCKS--(CONTINUED)
                                               SHORT TERM INVESTMENTS--1.9%


                                                            VALUE
           SHARES                                          (NOTE 1)
         -------------------------------------------------------------

                     UNITED STATES--(CONTINUED)
              31,500 Intuit, Inc. (b)................... $   1,666,665
               4,700 Kookmin Bank (ADR).................       177,848
              24,100 Lehman Brothers Holdings, Inc......     1,861,002
             116,852 Liberty Media Corp. (Class A) (b)..     1,389,370
              21,800 LUKOIL (ADR).......................     2,029,580
             111,100 Microsoft Corp.....................     3,059,694
              66,300 Monsanto Co........................     1,908,114
              41,100 Newmont Mining Corp................     1,997,871
             115,500 OAO Gazprom (ADR)..................     2,991,450
              30,700 OAO GMK Norilsk Nickel (ADR) (c)...     2,041,550
              36,800 Pfizer, Inc........................     1,300,144
              30,700 St. Jude Medical, Inc. (b).........     1,883,445
              10,100 YUKOS (ADR)........................       424,200
              68,639 Stillwater Mining Co. (b)..........       656,875
              56,600 Telefonos de Mexico S.A. (ADR).....     1,869,498
              73,800 The Interpublic Group of Cos., Inc.     1,151,280
              34,100 The Medicines Co. (b)..............     1,004,586
              60,900 Unocal Corp........................     2,242,947
              50,000 VERITAS Software Corp. (b).........     1,858,000
              93,200 Viacom, Inc. (Class B).............     4,136,216
              20,600 Wyeth..............................       874,470
                                                         -------------
                                                            85,105,085
                                                         -------------
                     Total Common Stocks
                      (Identified Cost $163,127,680)....   186,874,251
                                                         -------------

        FACE                                                     VALUE
       AMOUNT                                                   (NOTE 1)
     ----------------------------------------------------------------------

                REPURCHASE AGREEMENT--1.9%
     $3,525,000 State Street Corp. Repurchase Agreement dated
                 12/31/03 at 0.78% to be repurchased at
                 $3,525,153 on 01/02/04, collateralized by
                 $3,560,000 U.S. Treasury Note 2.125% due
                 10/31/04 with a value of $3,600,050......... $  3,525,000
                                                              ------------
                Total Short Term Investments
                 (Identified Cost $3,525,000)................    3,525,000
                                                              ------------
                Total Investments--100.3%
                 (Identified Cost $166,652,680) (a)..........  190,399,251
                Other assets less liabilities................     (550,136)
                                                              ------------
                TOTAL NET ASSETS--100%....................... $189,849,115
                                                              ============

         TEN LARGEST INDUSTRIES AS OF                   PERCENTAGE OF
         DECEMBER 31, 2003                             TOTAL NET ASSETS
         ----------------------------                  ----------------
          1     Oil & Gas.............................       13.8%
          2     Metals & Mining.......................       11.5%
          3     Media.................................        8.2%
          4     Real Estate...........................        4.9%
          5     Electric Utilities....................        4.8%
          6     Chemicals.............................        4.6%
          7     Wireless Telecommunication Services...        4.0%
          8     Pharmaceuticals.......................        4.0%
          9     Capital Markets.......................        3.5%
         10     Diversified Telecommunication Services        3.5%

 See accompanying notes to statement of investments and financial statements.

                                    MSF-300

METROPOLITAN SERIES FUND, INC.

 SCUDDER GLOBAL EQUITY PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2003

    ASSETS
      Investments at value.........................            $190,399,251
      Cash.........................................                     448
      Collateral for securities loaned.............               6,057,013
      Receivable for:
       Securities sold.............................                 937,509
       Fund shares sold............................                  85,588
       Dividends and interest......................                 279,438
       Foreign taxes...............................                  51,363
                                                               ------------
        Total Assets...............................             197,810,610
    LIABILITIES
      Payable for:
       Fund shares redeemed........................ $   65,688
       Securities purchased........................  1,532,153
       Due to custodian bank.......................    127,819
       Withholding taxes...........................     28,281
       Return of collateral for securities loaned..  6,057,013
      Accrued expenses:
       Management fees.............................     97,030
       Service and distribution fees...............      1,259
       Other expenses..............................     52,252
                                                    ----------
        Total Liabilities..........................               7,961,495
                                                               ------------
    NET ASSETS.....................................            $189,849,115
                                                               ============
    Net assets consist of:
       Capital paid in.............................            $202,812,772
       Undistributed net investment income.........               1,893,263
       Accumulated net realized gains (losses).....             (38,613,558)
       Unrealized appreciation (depreciation) on
        investments and foreign currency
        transactions...............................              23,756,638
                                                               ------------
    NET ASSETS.....................................            $189,849,115
                                                               ============
    Computation of offering price:
    CLASS A
    Net asset value and redemption price per share
     ($179,334,331 divided by 15,684,105
     shares outstanding)...........................            $      11.43
                                                               ============
    CLASS E
    Net asset value and redemption price per share
     ($10,514,784 divided by 922,299 shares
     outstanding)..................................            $      11.40
                                                               ============
    Identified cost of investments.................            $166,652,680
                                                               ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003

     INVESTMENT INCOME
       Dividends...............................              $ 2,948,177(a)
       Interest................................                  529,147(b)
                                                             -----------
                                                               3,477,324
     EXPENSES
       Management fees......................... $ 1,019,544
       Service and distribution fees--Class E..       9,298
       Directors' fees and expenses............      24,080
       Custodian...............................     198,289
       Audit and tax services..................      25,871
       Legal...................................       6,577
       Printing................................      58,348
       Insurance...............................       4,407
       Miscellaneous...........................       4,171
                                                -----------
       Total expenses..........................                1,350,585
                                                             -----------
     NET INVESTMENT INCOME.....................                2,126,739
                                                             -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................  (9,696,927)
       Foreign currency transactions--net......   5,664,732   (4,032,195)
                                                -----------
     Unrealized appreciation (depreciation) on:
       Investments--net........................  46,571,129
       Foreign currency transactions--net......     166,693   46,737,822
                                                -----------  -----------
     Net gain (loss)...........................               42,705,627
                                                             -----------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................              $44,832,366
                                                             ===========

(a)Net of foreign taxes of $185,418.
(b)Includes income on securities loaned of $22,014.

                See accompanying notes to financial statements.

                                    MSF-301

METROPOLITAN SERIES FUND, INC.

 SCUDDER GLOBAL EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                                      YEAR ENDED    YEAR ENDED
                                                                     DECEMBER 31,  DECEMBER 31,
                                                                         2003          2002
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  2,126,739  $  2,088,452
  Net realized gain (loss)..........................................   (4,032,195)  (16,358,759)
  Unrealized appreciation (depreciation)............................   46,737,822   (14,769,953)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   44,832,366   (29,040,260)
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (3,359,079)   (2,874,862)
    Class E.........................................................     (110,489)       (7,723)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (3,469,568)   (2,882,585)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.    2,098,062    (5,032,091)
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................   43,460,860   (36,954,936)

NET ASSETS
  Beginning of the period...........................................  146,388,255   183,343,191
                                                                     ------------  ------------
  End of the period................................................. $189,849,115  $146,388,255
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  1,893,263  $  3,449,092
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                      YEAR ENDED                YEAR ENDED
                                                                   DECEMBER 31, 2003         DECEMBER 31, 2002
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................    938,784  $  8,891,193   1,364,025  $ 13,556,315
  Reinvestments...............................................    394,258     3,359,079     265,454     2,874,862
  Redemptions................................................. (1,639,250)  (15,825,856) (2,524,444)  (24,474,203)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................   (306,208) $ (3,575,584)   (894,965) $ (8,043,026)
                                                               ==========  ============  ==========  ============
CLASS E
  Sales.......................................................    753,005  $  7,166,696     365,654  $  3,484,939
  Reinvestments...............................................     12,999       110,489         714         7,723
  Redemptions.................................................   (164,051)   (1,603,539)    (50,334)     (481,727)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................    601,953  $  5,673,646     316,034  $  3,010,935
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.    295,745  $  2,098,062    (578,931) $ (5,032,091)
                                                               ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                    MSF-302

METROPOLITAN SERIES FUND, INC.

 SCUDDER GLOBAL EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS


                                                              CLASS A
                                         ------------------------------------------------
                                                      YEAR ENDED DECEMBER 31,
                                         ------------------------------------------------
                                           2003      2002      2001      2000      1999
                                         --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD.... $   8.98  $  10.86  $  14.62  $  14.91  $  12.38
                                         --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income..................     0.14      0.13      0.35      0.18      0.14
 Net realized and unrealized gain
   (loss) on investments................     2.52     (1.84)    (2.55)    (0.42)     2.93
                                         --------  --------  --------  --------  --------
 Total from investment operations.......     2.66     (1.71)    (2.20)    (0.24)     3.07
                                         --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
 Distributions from net investment
   income...............................    (0.21)    (0.17)    (0.31)    (0.01)    (0.07)
 Distributions from net realized
   capital gains........................     0.00      0.00     (1.25)    (0.04)    (0.47)
                                         --------  --------  --------  --------  --------
 Total distributions....................    (0.21)    (0.17)    (1.56)    (0.05)    (0.54)
                                         --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD.......... $  11.43  $   8.98  $  10.86  $  14.62  $  14.91
                                         ========  ========  ========  ========  ========
TOTAL RETURN (%)........................     30.5     (16.0)    (16.1)     (1.6)     25.2
Ratio of operating expenses to average
 net assets (%).........................     0.84      0.81      0.80      0.78      0.87
Ratio of net investment income to
 average net assets (%).................     1.35      1.27      2.90      1.43      1.23
Portfolio turnover rate (%).............       65        45        36        58        54
Net assets, end of period (000)......... $179,334  $143,518  $183,296  $211,354  $171,714

                                                                         CLASS E
                                                             ---------------------------
                                                                YEAR ENDED    MAY 1, 2001(A)
                                                               DECEMBER 31,      THROUGH
                                                             ---------------   DECEMBER 31,
                                                               2003    2002        2001
                                                             -------  ------  --------------
NET ASSET VALUE, BEGINNING OF PERIOD........................ $  8.96  $10.85      $12.21
                                                             -------  ------      ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income......................................    0.13    0.19        0.00
 Net realized and unrealized gain (loss) on investments.....    2.52   (1.91)      (1.36)
                                                             -------  ------      ------
 Total from investment operations...........................    2.65   (1.72)      (1.36)
                                                             -------  ------      ------
LESS DISTRIBUTIONS
 Distributions from net investment income...................   (0.21)  (0.17)       0.00
 Distributions from net realized capital gains..............    0.00    0.00        0.00
                                                             -------  ------      ------
 Total distributions........................................   (0.21)  (0.17)       0.00
                                                             -------  ------      ------
NET ASSET VALUE, END OF PERIOD.............................. $ 11.40  $ 8.96      $10.85
                                                             =======  ======      ======
TOTAL RETURN (%)............................................    30.4   (16.1)      (11.1)(b)
Ratio of operating expenses to average net assets (%).......    0.99    0.96        0.95 (c)
Ratio of net investment income to average net assets (%)....    1.08    1.18        0.95 (c)
Portfolio turnover rate (%).................................      65      45          36
Net assets, end of period (000)............................. $10,515  $2,870      $   47

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-303

METROPOLITAN SERIES FUND, INC.

 NOTES TO STATEMENTS OF INVESTMENTS--DECEMBER 31, 2003


(a) See Notes to Financial Statements for federal tax information on unrealized appreciation and depreciation of investment securities for federal income tax purposes.

(b) Non-Income Producing.

(c) A portion or all of the security was held on loan. As of December 31, 2003, the market value of securities loaned and the collateral received were as follows:

                                                               MARKET VALUE OF
                                                            COLLATERAL BACKED BY
                                         MARKET VALUE OF   -----------------------
                                        SECURITIES ON LOAN    CASH     SECURITIES
                                        ------------------ ----------- -----------
PORTFOLIO
---------
FI International Stock.................    $ 1,387,047     $ 1,406,309 $         0
Harris Oakmark Large Cap Value.........      2,124,666       2,163,000           0
Janus Mid Cap..........................     42,082,185      43,196,527           0
Lehman Brothers Aggregate Bond Index...     93,552,713      75,851,408  19,510,396
Met/Putnam Voyager.....................        280,918         287,238           0
MetLife Mid Cap Stock Index............     11,017,693      11,397,671           0
MetLife Stock Index....................     60,845,246      58,930,232   3,531,483
Morgan Stanley EAFE Index..............     15,309,918      16,141,143       5,040
Neuberger Berman Partners Mid Cap Value     11,321,353      11,697,136           0
Russell 2000 Index.....................     53,714,914      55,827,376     186,488
Scudder Global Equity..................      5,764,341       6,057,013           0
State Street Research Aggressive Growth     45,113,042      46,514,199           0
State Street Research Aurora...........     53,181,083      55,288,142           0
State Street Research Diversified......     95,315,413      83,723,567  13,643,861
State Street Research Investment Trust.     39,126,184      30,381,274   9,612,750
T. Rowe Price Large Cap Growth.........        944,363         965,224           0
T. Rowe Price Small Cap Growth.........     25,973,506      26,868,012           0

(d) Variable or Floating Rate Security. Rate disclosed is as of December 31,
2003.

(e) Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date.

(f) Non-Income Producing; issuer filed under Chapter 11 of the Federal Bankruptcy Code.

(g) Non-Income Producing; Defaulted Bond.

(h) Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments.

(i) Zero Valued Security.

(j) Paid in Kind Security.

(k) Security was valued in good faith under procedures established by the Board of Directors.

144A -- Securities exempt from registration under Rule 144A of the securities act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2003, the market value of 144A securities for each Portfolio was as follows:

                                                                % OF TOTAL
     PORTFOLIO                                     MARKET VALUE NET ASSETS
     ---------                                     ------------ ----------
     Balanced..................................... $ 2,457,635     1.8%
     Lehman Brothers Aggregate Bond Index.........   2,087,037     0.3
     MFS Total Return.............................   2,517,426     1.4
     Salomon Brothers Strategic Bond Opportunities  23,259,422     9.3
     Salomon Brothers U.S. Government.............   5,368,968     2.0
     State Street Research Bond Income............  75,803,221     7.4
     State Street Research Diversified............  53,970,437     2.7
     State Street Research Money Market...........  51,983,355     7.5

ADR -- An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

AUD -- Australian Dollar

CAD -- Canadian Dollar

CHF -- Swiss Franc

DKK -- Danish Krone

                                    MSF-304

METROPOLITAN SERIES FUND, INC.

EUR -- Euro Currency

GBP -- Pound Sterling

HKD -- Hong Kong Dollar

IDR -- Indonesian Rupiah

JPY -- Japanese Yen

KRW -- South Korean Won

Liquidating Unit Trust -- An undivided beneficial interest in the Liquidating Trust represented by a certificate.

NOK -- Norweigan Krone

NZD -- New Zealand Dollar

MXN -- Mexican Peso

REIT -- A Real Estate Investment Trust is a pooled investment vehicle which invests primarily in income-producing real estate or real estate related loans or interest.

SEK -- Swedish Krona

SGD -- Singapore Dollar

TBA -- A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.

TII -- Treasury Inflation Indexed Security. Security has a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.

ZAR -- South African Rand

                                    MSF-305

METROPOLITAN SERIES FUND, INC.

 NOTES TO FINANCIAL STATEMENTS--DECEMBER 31, 2003


1. SIGNIFICANT ACCOUNTING POLICIES:

   The Metropolitan Series Fund, Inc. the ("Fund") is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end investment company. On May 1, 2003, the Fund succeeded to the operations of seventeen series of the New England Zenith Fund, a Massachusetts business trust. Each of Alger Equity Growth, Balanced, Capital Guardian U.S. Equity, Davis Venture Value, FI Mid Cap Opportunities, FI Structured Equity, Harris Oakmark Focused Value, Jennison Growth, Loomis Sayles Small Cap, MFS Investors Trust, MFS Research Managers, MFS Total Return, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government, State Street Research Bond Income, State Street Research Money Market and Zenith Equity was formerly a Series of the New England Zenith Fund. Each Portfolio of the Fund other than Harris Oakmark Focused Value Portfolio and Janus Mid Cap Portfolio is diversified. Harris Oakmark Focused Value and Janus Mid Cap are non-diversified. The Fund is a "series" type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments ("Portfolio"). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company ("MetLife"), New England Life Insurance Company ("NELICO"), General American Life Insurance Company, The MetLife Investors Group of Insurance Companies and other affiliated insurance companies (the "Insurance Companies"), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although not all Portfolios are available to all such separate accounts. Each Portfolio's shares may be divided into different classes. Currently the classes being offered by some or all Portfolios are named Class A, Class B, and Class E. The classes of a given Portfolio's shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

   INVESTMENT VALUATION:

   As permitted under Rule 2a-7 of the 1940 Act, and subject to certain conditions therein, the State Street Research Money Market Portfolio employs the amortized cost method of security valuation that the Fund's Board of Directors (the "Board") has determined approximates the fair market net asset value per share of the Portfolio. The Board monitors the deviations between the Portfolio's net asset value per share, as determined by using available market quotations, and its amortized cost price per share. If the deviation exceeds 1/2 of 1%, the Board will consider what action, if any, should be initiated.

   Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board. Short term obligations with a remaining maturity of sixty days or less are stated at amortized cost value that approximates fair market value.

   Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the "NOCP"). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day, are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

   Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange generally will be valued at the last sales price on that non-U.S. exchange, except when an occurrence after closing of that exchange is likely to have materially changed such security's value as determined by a subadviser or adviser. The adviser or subadviser may value the security in good faith, acting under the supervision of the Board, although the actual calculations may be made by a pricing service selected by the adviser or relevant subadviser and approved by the Board. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day, are valued at the mean between the last reported bid and asked prices (except for the Scudder Global Equity Portfolio which uses last reported bid price).

   Securities for which current market quotations are not readily available (including restricted securities, if any) and all other assets are valued at fair value as determined in good faith by the Portfolio's adviser or subadviser acting under the supervision of

                                    MSF-306

METROPOLITAN SERIES FUND, INC.

   the Board, although the actual calculations may be made by a pricing service selected by the Portfolio's adviser or subadviser and approved by the Board.

   Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

   Options, whether on securities, indices, or futures contracts, are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

   The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

   INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

   Portfolio security transactions are recorded on the trade date. Securities denominated in foreign currencies are translated at exchange rates prevailing on the respective dates traded. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Transactions denominated in foreign currencies are recorded at the rate prevailing when earned or incurred. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates prevailing on the respective dates traded.

   REPURCHASE AGREEMENTS:

   Each Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. Each Portfolios' subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

   FOREIGN CURRENCY TRANSLATION:

   The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

   Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by each Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by each Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

   Certain Portfolios may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement

                                    MSF-307

METROPOLITAN SERIES FUND, INC.

   date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

   FUTURES CONTRACTS:

   Certain Portfolios may buy and sell futures contracts (on recognized exchanges) on equity securities or stock indices as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. A Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when a Portfolio's obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

   OPTIONS:

   Certain Portfolios may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments.

   For options purchased to hedge the Portfolio's investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counter party is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

   MORTGAGE DOLLAR ROLLS:

   The Salomon Brothers Strategic Bond Opportunities Portfolio, Salomon Brothers U.S. Government Portfolio and State Street Research Bond Income Portfolio may enter into mortgage "dollar rolls" in which a Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar rolls are accounted for as purchase and sale transactions; gain/loss is recognized at the end of the term of the dollar roll. The average monthly balance of dollar rolls outstanding during the year ended December 31, 2003 was approximately $41,023,004, $169,300,304 and $254,810,834 for the Salomon
   Brothers Strategic Bond Opportunities Portfolio, Salomon Brothers U.S. Government Portfolio and State Street Research Bond Income Portfolio, respectively.

   Portfolios that enter into mortgage dollar rolls are subject to the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund's obligation to repurchase the securities.

   "WHEN-ISSUED" SECURITIES:

   Purchasing securities "when-issued" is a commitment by a Portfolio to buy a security before the security is actually issued. The amount of the Portfolio's payment obligation and the security's interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

   ESTIMATES AND ASSUMPTIONS:

   The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                                    MSF-308

METROPOLITAN SERIES FUND, INC.

   FEDERAL INCOME TAXES:

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code and regulations thereunder applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As of December 31, 2003, the following Portfolios had capital loss carryovers.

                                                   EXPIRING     EXPIRING     EXPIRING    EXPIRING   EXPIRING EXPIRING
PORTFOLIO                              TOTAL       12/31/11     12/31/10     12/31/09    12/31/08   12/31/07 12/31/06
---------                          -------------- ----------- ------------ ------------ ----------- -------- --------
Alger Equity Growth............... $  344,569,620 $         0 $205,405,850 $139,163,770 $         0 $     0    $ 0
Balanced..........................     35,598,979   6,422,254   13,005,887    7,456,224   8,714,614       0      0
Capital Guardian U.S. Equity......     25,242,713  13,506,215   11,736,498            0           0       0      0
Davis Venture Value...............    105,355,824  25,334,925   49,957,026   30,063,873           0       0      0
FI International Stock............     94,555,081           0   62,545,070   32,010,011           0       0      0
FI Structured Equity..............    134,436,936  16,766,777   55,590,587   49,448,513  12,631,059       0      0
Franklin Templeton
 Small Cap Growth.................      1,729,461           0    1,729,461            0           0       0      0
Harris Oakmark Large Cap Value....     12,817,697   8,688,699    4,128,998            0           0       0      0
Janus Mid Cap.....................  1,028,848,015  16,477,953  376,464,857  635,905,205           0       0      0
Jennison Growth...................     60,203,619  15,329,618   44,874,001            0           0       0      0
Lehman Brothers Aggregate
 Bond Index.......................      1,324,145           0      449,093      836,845           0  38,207      0
Loomis Sayles Small Cap...........     43,212,587           0   42,964,078      248,509           0       0      0
Met/Putnam Voyager................     37,097,462   2,562,334   13,734,881   19,562,270   1,237,977       0      0
MetLife Stock Index...............     26,515,677           0   26,515,677            0           0       0      0
MFS Investors Trust...............      4,643,602           0    2,952,272    1,691,330           0       0      0
MFS Research Managers.............     22,229,971           0    9,265,962   12,964,009           0       0      0
MFS Total Return..................      4,971,151           0    4,971,151            0           0       0      0
Morgan Stanley EAFE Index.........      6,370,243           0    3,530,520    2,806,972           0  32,751      0
Russell 2000 Index................      3,462,062           0    3,462,062            0           0       0      0
Salomon Brothers Strategic
 Bond Opportunities...............        314,239           0      312,419            0           0   1,820      0
Scudder Global Equity.............     38,219,541   3,527,478   18,539,989   16,152,074           0       0      0
State Street Research
 Aggressive Growth................    539,411,723           0  201,096,876  335,198,789   3,116,058       0      0
State Street Research Aurora......     13,501,817      96,904   13,404,913            0           0       0      0
State Street Research Diversified.    390,860,639           0  272,473,258  117,915,026     472,355       0      0
State Street Research
 Investment Trust.................    708,122,855  12,554,439  442,142,756  253,425,660           0       0      0
State Street Research
 Large Cap Value..................      4,355,763           0      557,986    3,797,777           0       0      0
State Street Research Money Market         19,223          28          918       17,711         474      32     60
T. Rowe Price Large Cap Growth....     47,688,283   4,593,031   16,388,306   26,706,946           0       0      0
T. Rowe Price Small Cap Growth....     71,684,050   9,886,767   36,254,607   25,542,676           0       0      0
Zenith Equity.....................    157,771,569  14,415,947            0  143,355,622           0       0      0

                                    MSF-309

METROPOLITAN SERIES FUND, INC.

   The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2003 are listed below:

                                                                                              NET
                                                                                           UNREALIZED
                                               FEDERAL TAX    UNREALIZED    UNREALIZED   APPRECIATION/
PORTFOLIO                                         COST       APPRECIATION  DEPRECIATION  (DEPRECIATION)
---------                                     -------------- ------------ -------------  --------------
Alger Equity Growth.......................... $  511,781,940 $ 68,025,418 $  (2,548,716)  $ 65,476,702
Balanced.....................................    128,412,920   10,732,824    (4,664,475)     6,068,349
Capital Guardian U.S. Equity.................    336,457,881   53,889,400    (9,437,938)    44,451,462
Davis Venture Value..........................  1,325,962,923  322,755,376   (27,210,973)   295,544,403
FI International Stock.......................    363,894,613   23,461,959      (903,219)    22,558,740
FI Mid Cap Opportunities.....................     33,740,108    4,768,377      (194,859)     4,573,518
FI Structured Equity.........................    514,201,635   79,209,329   (11,041,977)    68,167,352
Franklin Templeton Small Cap Growth..........     48,717,351   10,545,516      (643,953)     9,901,563
Harris Oakmark Focused Value.................  1,092,252,241  276,878,493    (7,694,180)   269,184,313
Harris Oakmark Large Cap Value...............    345,065,240   62,482,086   (10,785,957)    51,696,129
Janus Mid Cap................................    720,880,302  191,857,499   (12,125,824)   179,731,675
Jennison Growth..............................    517,658,035   86,559,410    (1,899,636)    84,659,774
Lehman Brothers Aggregate Bond Index.........    670,201,320   18,669,444    (2,892,637)    15,776,807
Loomis Sayles Small Cap......................    302,832,432   81,137,304    (4,044,542)    77,092,762
Met/Putnam Voyager...........................     60,169,573    7,700,714      (570,548)     7,130,166
MetLife Mid Cap Stock Index..................    229,525,912   44,575,513   (11,589,867)    32,985,646
MetLife Stock Index..........................  3,869,234,911  955,707,265  (504,206,539)   451,500,726
MFS Investors Trust..........................     81,329,578    7,868,055      (421,855)     7,446,200
MFS Research Managers........................     33,740,944    3,135,327      (338,399)     2,796,928
MFS Total Return.............................    166,360,476   13,768,322    (1,959,281)    11,809,041
Morgan Stanley EAFE Index....................    242,382,229   33,231,250   (16,309,020)    16,922,230
Neuberger Berman Partners Mid Cap Value......    231,178,563   47,801,773    (1,379,193)    46,422,580
Russell 2000 Index...........................    254,824,295   60,448,324   (18,847,195)    41,601,129
Salomon Brothers Strategic Bond Opportunities    296,726,021   12,063,419    (3,063,968)     8,999,451
Salomon Brothers U.S. Government.............    481,789,703    2,537,915      (101,742)     2,436,173
Scudder Global Equity........................    167,046,697   31,057,720    (7,705,166)    23,352,554
State Street Research Aggressive Growth......    739,554,044  205,515,286    (4,780,587)   200,734,699
State Street Research Aurora.................    596,099,822  157,371,597    (8,675,960)   148,695,637
State Street Research Bond Income............  1,297,007,038   21,026,598    (3,425,891)    17,600,707
State Street Research Diversified............  1,984,109,512  222,210,805    (9,912,295)   212,298,510
State Street Research Investment Trust.......  1,631,586,261  321,471,724   (19,223,653)   302,248,071
State Street Research Large Cap Value........     54,670,400    7,644,026      (197,919)     7,446,107
State Street Research Money Market...........    688,977,761            0             0              0
T. Rowe Price Large Cap Growth...............    165,796,170   26,647,235    (3,410,026)    23,237,209
T. Rowe Price Small Cap Growth...............    251,586,459   81,441,220   (23,313,055)    58,128,165
Zenith Equity................................    992,916,073   50,196,466             0     50,196,466

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

   State Street Research Money Market Portfolio dividends are declared daily to shareholders of record at the time and are paid monthly. All other Portfolios record dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital. These differences primarily relate to tax equalization, investments in mortgage backed securities and investments in foreign securities.

   EXPENSE REDUCTIONS:

   Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio's expenses. Amounts paid for each Portfolio are shown as expense reductions in the Statement of Operations of the respective Portfolio.

                                    MSF-310

METROPOLITAN SERIES FUND, INC.

2. PURCHASES AND SALES:

   For the year ended December 31, 2003, purchases and sales of securities (excluding short-term investments) for each of the Portfolios were as follows:

                                                        PURCHASES                       SALES
                                              ----------------------------- -----------------------------
                                                   U.S.                          U.S.
PORTFOLIO                                       GOVERNMENT       OTHER        GOVERNMENT       OTHER
---------                                     -------------- -------------- -------------- --------------
Alger Equity Growth.......................... $            0 $  831,295,107 $            0 $  869,878,187
Balanced.....................................     35,821,963     52,145,666     35,295,931     51,078,532
Capital Guardian U.S. Equity.................              0     88,075,699              0    127,344,820
Davis Venture Value..........................              0    454,908,428              0    128,195,361
FI International Stock.......................              0    461,851,879              0    467,706,071
FI Mid Cap Opportunities.....................              0     54,562,114         10,000     28,725,173
FI Structured Equity.........................              0    270,733,073              0    300,919,260
Franklin Templeton Small Cap Growth..........              0     31,542,240              0     13,049,186
Harris Oakmark Focused Value.................              0    453,940,996              0    134,556,952
Harris Oakmark Large Cap Value...............              0     88,993,793              0     35,096,964
Janus Mid Cap................................              0    287,886,100              0    321,362,573
Jennison Growth..............................              0    413,382,150              0    289,904,747
Lehman Brothers Aggregate Bond Index.........    417,455,355    111,672,003    228,084,317     42,030,050
Loomis Sayles Small Cap......................              0    373,710,436              0    396,858,330
Met/Putnam Voyager...........................              0     59,472,016              0     50,167,413
MetLife Mid Cap Stock Index..................              0    109,186,850              0     40,551,790
MetLife Stock Index..........................              0    772,596,150              0     30,971,627
MFS Investors Trust..........................              0     84,534,748              0     50,078,458
MFS Research Managers........................              0     41,992,215              0     42,047,145
MFS Total Return.............................     45,740,156     68,314,207     38,803,439     53,910,675
Morgan Stanley EAFE Index....................              0    145,767,736            489     76,897,491
Neuberger Berman Partners Mid Cap Value......              0    161,696,274              0    120,293,754
Russell 2000 Index...........................              0    151,646,283              0     83,094,702
Salomon Brothers Strategic Bond Opportunities    535,177,793    128,612,085    511,315,823     83,204,915
Salomon Brothers U.S. Government.............  2,307,291,430      7,029,787  2,280,513,790      1,658,042
Scudder Global Equity........................              0    102,924,568              0    100,019,542
State Street Research Aggressive Growth......              0    747,975,722              0    761,350,617
State Street Research Aurora.................              0    331,284,734              0    212,507,349
State Street Research Bond Income............  3,832,425,979    437,885,658  3,805,467,307    489,537,391
State Street Research Diversified............  2,639,388,645  1,102,375,767  2,419,815,027  1,347,280,841
State Street Research Investment Trust.......              0  1,234,634,625              0  1,285,381,402
State Street Research Large Cap Value........              0     59,960,124              0     18,537,997
T. Rowe Price Large Cap Growth...............              0     67,592,112              0     54,111,809
T. Rowe Price Small Cap Growth...............              0     69,514,445              0     62,385,661
Zenith Equity................................              0     52,164,876              0    153,051,508

   OPTIONS WRITTEN:
   The State Street Research Bond Income Portfolio transactions in options written during the period ended December 31, 2003 were as follows:

                                                 NUMBER OF   PREMIUMS
                                                 CONTRACTS   RECEIVED
                                                 --------- -----------
        Options outstanding at December 31, 2002       0   $         0
        Options written.........................   3,500     4,534,156
        Options closed..........................  (3,500)   (4,534,156)
                                                  ------   -----------
        Options outstanding at December 31, 2003       0   $         0
                                                  ======   ===========

   The State Street Research Diversified Portfolio transactions in options written during the period ended December 31, 2003 were as follows:

                                                 NUMBER OF   PREMIUMS
                                                 CONTRACTS   RECEIVED
                                                 --------- -----------
        Options outstanding at December 31, 2002       0   $         0
        Options written.........................   2,460     3,187,768
        Options closed..........................  (2,460)   (3,187,768)
                                                  ------   -----------
        Options outstanding at December 31, 2003       0   $         0
                                                  ======   ===========

                                    MSF-311

METROPOLITAN SERIES FUND, INC.

   The Jennison Growth Portfolio transactions in options written during the period ended December 31, 2003 were as follows:

                                                   NUMBER OF PREMIUMS
                                                   CONTRACTS RECEIVED
                                                   --------- --------
          Options outstanding at December 31, 2002      0    $     0
          Options written.........................    237      2,370
          Options closed..........................   (237)    (2,370)
                                                     ----    -------
          Options outstanding at December 31, 2003      0    $     0
                                                     ====    =======

3. EXPENSES:

   INVESTMENT MANAGEMENT AGREEMENTS:

   MetLife Advisers, LLC. (MetLife Advisers) is the investment adviser to the Portfolios. The Fund has entered into investment management agreements with MetLife Advisers. For providing investment management services to the Fund, MetLife Advisers receives monthly compensation at the annual rate of:

                                         MANAGEMENT
                                       FEES EARNED BY      ANNUAL
                                      METLIFE ADVISERS   PERCENTAGE           BASED ON PORTFOLIOS
                                     FOR THE YEAR ENDED RATES PAID TO       AVERAGE DAILY NET ASSET
PORTFOLIO                            DECEMBER 31, 2003     ADVISER               VALUE LEVELS
---------                            ------------------ ------------- ------------------------------------
Alger Equity Growth.................     $3,832,839         0.750%    Of the first $1 billion
                                                            0.700%    Of amounts in excess of $1 billion
Balanced............................        833,869         0.700%    Of the first $200 million
                                                            0.675%    Of amounts in excess of $200 million
Capital Guardian U.S. Equity........      2,258,386         0.700%    Of the first $200 million
                                                            0.650%    Of the next $300 million
                                                            0.600%    Of the next $1.5 billion
                                                            0.550%    Of amounts in excess of $2 billion
Davis Venture Value.................      8,511,064         0.750%    Of the first $1 billion
                                                            0.700%    Of amounts in excess of $1 billion
FI International Stock..............      2,874,963         0.900%    Of the first $500 million
                                                            0.850%    Of the next $500 million
                                                            0.800%    On amounts in excess of $1 billion
FI Mid Cap Opportunities............        137,819         0.800%    Of the first $250 million
                                                            0.750%    Of the next $500 million
                                                            0.700%    Of amounts in excess of $750 million
FI Structured Equity................      3,427,742         0.700%    Of the first $200 million
                                                            0.650%    Of the next $300 million
                                                            0.600%    Of the next $1.5 billion
                                                            0.550%    Of amounts in excess of $2 billion
Franklin Templeton Small Cap Growth.        327,179         0.900%    Of the first $500 million
                                                            0.850%    On amounts in excess of $500 million
Harris Oakmark Focused Value........      6,780,786         0.750%    Of all assets
Harris Oakmark Large Cap Value......      2,273,216         0.750%    Of the first $250 million
                                                            0.700%    On amounts in excess of $250 million
Janus Mid Cap.......................      5,370,713         0.750%    Of the first $100 million
                                                            0.700%    Of the next $400 million
                                                            0.650%    On amounts in excess of $500 million
Jennison Growth.....................      2,976,069         0.700%    Of the first $200 million
                                                            0.650%    Of the next $300 million
                                                            0.600%    Of the next $1.5 billion
                                                            0.550%    Of amounts in excess of $2 billion
Lehman Brothers Aggregate Bond Index      1,485,428         0.250%    Of all assets
Loomis Sayles Small Cap.............      2,937,874         0.900%    Of the first $500 million
                                                            0.850%    Of amounts in excess of $500 million
Met/Putnam Voyager..................        455,927         0.800%    Of the first $500 million
                                                            0.750%    Of the next $500 million
                                                            0.700%    On amounts in excess of $1 billion
MetLife Mid Cap Stock Index.........        462,683         0.250%    Of all assets
MetLife Stock Index.................      8,732,170         0.250%    Of all assets
MFS Investors Trust.................        445,734         0.750%    Of all assets
MFS Research Managers...............        237,348         0.750%    Of all assets
MFS Total Return....................        782,221         0.500%    Of all assets
Morgan Stanley EAFE Index...........        534,872         0.300%    Of all assets

                                    MSF-312

METROPOLITAN SERIES FUND, INC.

                                                  MANAGEMENT
                                                FEES EARNED BY      ANNUAL
                                               METLIFE ADVISERS   PERCENTAGE           BASED ON PORTFOLIOS
                                              FOR THE YEAR ENDED RATES PAID TO       AVERAGE DAILY NET ASSET
PORTFOLIO                                     DECEMBER 31, 2003     ADVISER               VALUE LEVELS
---------                                     ------------------ ------------- ------------------------------------
Neuberger Berman Partners Mid Cap Value......     $1,425,964         0.700%    Of the first $100 million
                                                                     0.675%    Of the next $250 million
                                                                     0.650%    Of the next $500 million
                                                                     0.625%    Of the next $750 million
                                                                     0.600%    On amounts in excess of $1.6 billion
Russell 2000 Index...........................        512,787         0.250%    Of all assets
Salomon Brothers Strategic Bond Opportunities      1,269,439         0.650%    Of all assets
Salomon Brothers U.S. Government.............      1,516,747         0.550%    Of all assets
Scudder Global Equity........................      1,019,544         0.900%    Of the first $50 million
                                                                     0.550%    Of the next $50 million
                                                                     0.500%    Of the next $400 million
                                                                     0.475%    On amounts in excess of $500 million
State Street Research Aggressive Growth......      5,836,591         0.750%    Of the first $500 million
                                                                     0.700%    Of the next $500 million
                                                                     0.650%    On amounts in excess of $1 billion
State Street Research Aurora.................      4,255,375         0.850%    Of the first $500 million
                                                                     0.800%    Of the next $500 million
                                                                     0.750%    On amounts in excess of $1 billion
State Street Research Bond Income............      4,082,181         0.400%    Of the first $1 billion
                                                                     0.350%    Of the next $1 billion
                                                                     0.300%    Of the next $1 billion
                                                                     0.250%    Of amounts in excess of $3 billion
State Street Research Diversified............      7,982,182         0.500%    Of the first $500 million
                                                                     0.450%    Of the next $500 million
                                                                     0.400%    On amounts in excess of $1 billion
State Street Research Investment Trust.......      8,408,511         0.550%    Of the first $500 million
                                                                     0.500%    Of the next $500 million
                                                                     0.450%    On amounts in excess of $1 billion
State Street Research Large Cap Value........        255,461         0.700%    Of the first $250 million
                                                                     0.650%    Of the next $500 million
                                                                     0.600%    On amounts in excess of $750 million
State Street Research Money Market...........      2,292,997         0.350%    Of the first $1 billion
                                                                     0.300%    Of the next $1 billion
                                                                     0.250%    Of amounts in excess of $2 billion
T. Rowe Price Large Cap Growth...............        961,810         0.700%    Of the first $50 million
                                                                     0.600%    On amounts in excess of $50 million
T. Rowe Price Small Cap Growth...............      1,300,675         0.550%    Of the first $100 million
                                                                     0.500%    Of the next $300 million
                                                                     0.450%    On amounts in excess of $400 million

   Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

   The Fund and MetLife Advisers have entered into various investment subadvisory agreements. State Street Research & Management Company, a subsidiary of Metropolitan Life, is compensated to provide subadvisory services for the State Street Research Bond Income, State Street Research Money Market, State Street Research Investment Trust, State Street Research Diversified, State Street Research Aggressive Growth, State Street Research Aurora and State Street Research Large Cap Value Portfolios.

                                         FEES EARNED BY STATE STREET RESEARCH &
                                               MANAGEMENT COMPANY FOR THE
 PORTFOLIO                                    YEAR ENDED DECEMBER 31, 2003
 ---------                               --------------------------------------
 State Street Research Aggressive Growth               $3,293,296
 State Street Research Aurora...........                2,617,075
 State Street Research Bond Income......                1,660,227
 State Street Research Diversified......                4,895,114
 State Street Research Investment Trust.                5,480,674
 State Street Research Large Cap Value..                  164,225
 State Street Research Money Market.....                  566,356

                                    MSF-313

METROPOLITAN SERIES FUND, INC.

   Metropolitan Life is the investment subadviser for the MetLife Stock Index, Lehman Brothers Aggregate Bond Index, Russell 2000 Index, Morgan Stanley EAFE Index, and MetLife Mid Cap Stock Index Portfolios. MetLife Advisers pays Metropolitan Life an investment subadvisory fee for each Index Portfolio equal to the costs incurred by Metropolitan Life in providing sub-investment management services to the Portfolio.

                                                   FEES EARNED BY
                                               METROPOLITAN LIFE FOR
     PORTFOLIO                            THE YEAR ENDED DECEMBER 31, 2003
     ---------                            --------------------------------
     Lehman Brothers Aggregate Bond Index            $  178,251
     MetLife Mid Cap Stock Index.........                55,522
     MetLife Stock Index.................             1,047,861
     Morgan Stanley EAFE Index...........                53,488
     Russell 2000 Index..................                61,534

   Putnam Investment Management, LLC is compensated to provide sub-investment management services for the Met/Putnam Voyager Portfolio and, from January 1, 2003 through December 15, 2003, the Putnam International Stock Portfolio. Effective December 16, 2003, Fidelity Management & Research Company ("FMR") became the subadviser to the Putnam International Stock Portfolio, which was renamed FI International Stock Portfolio, and receives compensation for providing sub-investment management services. FMR is also compensated to provide sub-investment management services for the FI Mid Cap Opportunities Portfolio and FI Structured Equity Portfolio; Janus Capital Corporation is compensated to provide sub-investment management services for the Janus Mid Cap Portfolio. T. Rowe Price Associates, Inc. is compensated to provide sub-investment management services for the T. Rowe Price Small Cap Growth and the T. Rowe Price Large Cap Growth Portfolios.

   Deutsche Asset Management is compensated to provide sub-investment management services for the Scudder Global Equity Portfolio. Harris Associates, L.P., is compensated to provide sub-investment management services for the Harris Oakmark Focused Value and Harris Oakmark Large Cap Value Portfolios. Neuberger Berman Management, Inc. is compensated to provide sub-investment management services for the Neuberger Berman Partners Mid Cap Value Portfolio. Franklin Advisers, Inc. is compensated to provide sub-investment management services for the Franklin Templeton Small Cap Growth Portfolio.

   Salomon Brothers Asset Management Inc. is compensated to provide sub-investment management services for the Salomon Brothers Strategic Bond Opportunities Portfolio and Salomon Brothers U.S. Government Portfolio; Loomis, Sayles & Company, L.P. ("Loomis Sayles") is compensated to provide sub-investment management services for the Loomis Sayles Small Cap Portfolio; Wellington Management Company, LLP ("Wellington") is compensated to provide sub-investment management services for the Balanced Portfolio; Fred Alger Management, Inc. ("Alger") is compensated to provide sub-investment management services for the Alger Equity Growth Portfolio; Davis Selected Advisers, L.P. ("Davis") is compensated to provide sub-investment management services for the Davis Venture Value Portfolio; Massachusetts Financial Services Company ("MFS") is compensated to provide sub-investment management services for the MFS Investors Trust Portfolio, MFS Total Return Portfolio and MFS Research Managers Portfolio; Capital Guardian Trust Company ("Capital Guardian") is compensated to provide sub-investment management services for the Capital Guardian US Equity Portfolio and Jennison Associates LLC ("Jennison") is compensated to provide sub-investment management services for the Jennison Growth Portfolio.

   SERVICE AND DISTRIBUTION FEES:

   The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Fund's Class B and Class E Shares. Under the Distribution Plans, the Class B and Class E shares of the Fund pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Fund shares for, promoting or selling, and servicing the Class B and Class E shares of the Portfolio. The fees under the Distribution Plans for each applicable class of a Portfolio's Shares is calculated as a percentage of that Portfolio's average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year ended December 31, 2003, for the Class B shares and 0.15% per year ended December 31, 2003, for the Class E shares. Amounts paid by each Portfolio for the year ended December 31, 2003 are shown as Service and Distribution fees in the Statement of Operations of the respective Portfolios.

   EXPENSE AGREEMENT:

   Pursuant to an expense agreement relating to each class of FI Mid Cap Opportunities, Franklin Templeton Small Cap Growth, Met/Putnam Voyager, MFS Investors Trust, MFS Research Managers, Morgan Stanley EAFE Index and State Street Research Large Cap Value, MetLife Advisers has agreed to pay, until April 30, 2004, the operating expenses (not including amortization of expenses, brokerage costs, interest, taxes, or extraordinary expenses) in excess of stated annual expense limits. This subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of such Portfolios (other than Met/Putnam Voyager and

                                    MSF-314

METROPOLITAN SERIES FUND, INC.

   Morgan Stanley EAFE Index) to repay MetLife Advisers in future year, if any, when a class' expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year, to the extent that the charge does not cause the total expenses in such subsequent year, to exceed the class' stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of a Portfolio is obligated to repay any expense paid by MetLife Advisers more than three years in the case of Franklin Templeton Small Cap Growth, MFS Investors Trust and MFS Research Managers, and five in the case of FI Mid Cap Opportunities and State Street Research Large Cap Value, after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of each Portfolio's net average daily net assets) in effect from May 1, 2003 to April 30, 2004 are as follows:

         PORTFOLIO                             EXPENSE LIMIT AGREEMENT
         ---------                             ----------------------
                                               CLASS A CLASS B CLASS E
                                               ------- ------- -------
         FI Mid Cap Opportunities.............  1.05%   1.30%   1.20%
         Franklin Templeton Small Cap Growth..  1.15%   1.40%   1.30%
         Met/Putnam Voyager...................  1.00%   1.25%   1.15%
         MFS Investors Trust..................  1.00%   1.25%   1.15%
         MFS Research Managers................  1.00%   1.25%   1.15%
         Morgan Stanley EAFE Index............  0.75%   1.00%   0.90%
         State Street Research Large Cap Value  0.95%   1.20%   1.10%

   As of December 31, 2003, the amounts of expenses deferred for each Portfolio, are as follows:

                                                 EXPENSES DEFERRED IN
                                      ------------------------------------------
                                       2001     2002    2002     2003     2003
                                      ------- -------- ------- -------- --------

                                      (SUBJECT TO REPAYMENT UNTIL DECEMBER 31,)
                                      ------------------------------------------
                                       2004     2005    2007     2006     2008
                                      ------- -------- ------- -------- --------
FI Mid Cap Opportunities.............       -        - $89,170        - $135,684
Franklin Templeton Small Cap Growth.. $69,557 $ 85,285       - $ 69,953        -
MFS Investors Trust..................  96,274  126,450       -   81,344        -
MFS Research Managers................  76,976   85,515       -  100,445        -
State Street Research Large Cap Value       -        -  65,157        -   40,929

   For the year ended December 31, 2003 MetLife Advisers recovered $11,105 of deferred expense from Salomon Brothers U.S. Government Portfolio.

   FEE WAIVER AGREEMENT:

   Pursuant to a fee waiver agreement relating to each class of FI International Stock Portfolio, effective December 16, 2003 MetLife Advisers has agreed to waive the amount of fees payable to it under the investment management agreement until further notice but in no event prior to (i) April 30, 2005, or (ii) the amendment of the investment management agreement to reduce fees to a level that reflects the fee waiver as shown below:

                                                  FEE
                        ASSET LEVEL              WAIVER
                        -----------              ------
                        First $500,000,000...... 0.04%
                        Excess over $500,000,000 0.05%

4. SECURITIES LENDING:

   The Fund has entered into a securities lending arrangement with the Fund's custodian, State Street Bank and Trust Company (the "custodian"). Under the agreement, the custodian is authorized to loan securities on the Portfolios behalf. In exchange, the Portfolio receives either cash or securities collateral against the loaned securities. Each Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan's inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Fund receives 70% of the annual net income from lending transactions, which is included in interest income of the respective Portfolios. The remaining 30% is paid to the Custodian as compensation for its securities lending services. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in

                                    MSF-315

METROPOLITAN SERIES FUND, INC.

   an approved investment. Portfolios with outstanding loans at December 31, 2003 are footnoted at the end of each applicable Portfolio's Statement of Investments.

5. PRIOR PERIOD ADJUSTMENT:

   The Statements of Changes in Net Assets for the FI International Stock Portfolio, Morgan Stanley EAFE Index Portfolio, and T. Rowe Price Large Cap Growth Portfolio reflect reallocations between net realized gain (loss) and unrealized appreciation (depreciation) to correct the amounts previously reported for the year ended December 31, 2002. The reallocations were $9,974,955 in FI International Equity Portfolio, $272,905 in Morgan Stanley EAFE Index Portfolio, and $696,870 in T. Rowe Price Large Cap Growth Portfolio. The reallocations decreased net realized losses and increased unrealized depreciation in each Portfolio. The reallocations had no impact on total net assets or net asset value per share of the Portfolios at December 31, 2002.

6. ACQUISITIONS:

   On April 25, 2003, the Metropolitan Series Fund State Street Research Money Market Portfolio (Met-MM) acquired all of the net assets of the General American Capital Company Money Market Fund (GACC-MM) pursuant to a plan of reorganization approved on April 25, 2003. The acquisition was accomplished by a tax free exchange of 4,418,122 shares of Met-MM Class A shares (valued at $441.8 million) in exchange for the 19,942,538 shares of GACC-MM outstanding (valued at $441.8 million) on April 25, 2003.

   The aggregate net assets of Met-MM and GACC-MM immediately before the acquisition were $390,853,671 and $441,812,202 respectively. The aggregate net assets of Met-MM immediately after the acquisition were $832,665,873.

   On April 25, 2003, the Metropolitan Series Fund MetLife Stock Index Portfolio (Met-SI) acquired all of the net assets of the General American Capital Company S&P 500 Index Fund (GACC-S&P) pursuant to a plan of reorganization approved on April 25, 2003. The acquisition was accomplished by a tax free exchange of 15,918,775 shares of Met-SI Class A shares (valued at $375.2 million) in exchange for the 11,546,780 shares of GACC-S&P outstanding (valued at $375.2 million) on April 25, 2003.

   The $375.2 million of GACC-S&P assets included $41.3 million of unrealized depreciation, which was combined with the unrealized depreciation of Met-SI.

   The aggregate net assets of Met-SI and GACC-S&P immediately before the acquisition were $2,918,026,993 and $375,205,526, respectively. The aggregate net assets of Met-SI immediately after the acquisition were $3,293,232,519.

   On April 25, 2003, the Metropolitan Series Fund Lehman Brothers Aggregate Bond Index Portfolio (Met-LB) acquired all of the net assets of the General American Capital Company Bond Index Fund (GACC-BI) pursuant to a plan of reorganization approved on April 25, 2003. The acquisition was accomplished by a tax free exchange of 14,667,271 shares of Met-Lehman Class A shares (valued at $157.5 million) in exchange for the 5,029,810 shares of GACC-BI outstanding (valued at $157.5 million) on April 25, 2003.

   The $157.5 million of GACC-BI assets included $10.3 million of unrealized appreciation, which was combined with the unrealized appreciation of Met-LB.

   The aggregate net assets of Met-LB and GACC-BI immediately before the acquisition were $484,292,703 and $157,526,500 respectively. The aggregate net assets of Met-LB immediately after the acquisition were $641,819,203.

   On April 25, 2003, the Metropolitan Series Fund State Street Research Large Cap Value Portfolio (Met-LCV) acquired all of the net assets of the General American Capital Company Managed Equity Fund (GACC-ME) pursuant to a plan of reorganization approved on April 25, 2003. The acquisition was accomplished by a tax free exchange of 3,283,888 shares of Met-LCV Class A shares (valued at $26.4 million) in exchange for the 875,717 shares of GACC-ME outstanding (valued at $26.4 million) on April 25, 2003.

   The $26.4 million of GACC-ME assets included $3.9 million of unrealized depreciation, which was combined with the unrealized depreciation of Met-LCV.

   The aggregate net assets of Met-LCV and GACC-ME immediately before the acquisition were $13,475,245 and $26,402,459 respectively. The aggregate net assets of Met-LCV immediately after the acquisition were $39,877,704.

   On April 25, 2003, the Metropolitan Series Fund State Street Research Diversified Portfolio (Met-DIV) acquired all of the net assets of the General American Capital Company Asset Allocation Fund (GACC-AA) pursuant to a plan of reorganization approved on April 25, 2003. The acquisition was accomplished by a tax free exchange of 5,044,622 shares of Met-DIV Class A shares (valued at $65.7 million) in exchange for the 1,769,359 shares of GACC-AA outstanding (valued at $65.7 million) on April 25, 2003.

   The $65.7 million of GACC-AA assets included $.2 million of unrealized appreciation, which was combined with the unrealized appreciation of Met-DIV.

                                    MSF-316

METROPOLITAN SERIES FUND, INC.

   The aggregate net assets of Met-DIV and GACC-AA immediately before the acquisition were $1,697,743,074 and $65,731,431, respectively. The aggregate net assets of Met-DIV immediately after the acquisition were $1,763,474,505.

   On April 25, 2003, the Metropolitan Series Fund Morgan Stanley EAFE Index Portfolio (Met-EAFE) acquired all of the net assets of the General American Capital Company International Index Fund (GACC-II) pursuant to a plan of reorganization approved on April 25, 2003. The acquisition was accomplished by a tax free exchange of 1,286,848 shares of Met-EAFE Class A shares (valued at $9.0 million) in exchange for the 639,930 shares of GACC-II outstanding (valued at $9.0 million) on April 25, 2003.

   The $9.0 million of GACC-II assets included $2.8 million of unrealized depreciation, which was combined with the unrealized depreciation of Met-EAFE.

   The aggregate net assets of Met-EAFE and GACC-II immediately before the acquisition were $142,864,783 and $8,969,327, respectively. The aggregate net assets of Met-EAFE immediately after the acquisition were $151,834,110.

   On April 25, 2003, the Metropolitan Series Fund State Street Research Aggressive Growth Portfolio (Met-AG) acquired all of the net assets of the General American Capital Company Mid-Cap Equity Fund (GACC-MC) pursuant to a plan of reorganization approved on April 25, 2003. The acquisition was accomplished by a tax free exchange of 364,943 shares of Met-AG Class A shares (valued at $4.9 million) in exchange for the 398,473 shares of GACC-MC outstanding (valued at $4.9 million) on April 25, 2003.

   The $4.9 million of GACC-MC assets included $0.2 million of unrealized appreciation, which was combined with the unrealized appreciation of Met-AG.

   The aggregate net assets of Met-AG and GACC-MC immediately before the acquisition were $712,377,891 and $4,937,680, respectively. The aggregate net assets of Met-AG immediately after the acquisition were $717,315,571.

   On April 25, 2003, the Metropolitan Series Fund State Street Research Aurora Portfolio (Met-AUR) acquired all of the net assets of the General American Capital Company Small-Cap Equity Fund (GACC-SC) pursuant to a plan of reorganization approved on April 25, 2003. The acquisition was accomplished by a tax free exchange of 2,995,052 shares of Met-AUR Class A shares (valued at $32.6 million) in exchange for the 977,693 shares of GACC-SC outstanding (valued at $32.6 million) on April 25, 2003.

   The $32.6 million of GACC-SC assets included $3.3 million of unrealized depreciation, which was combined with the unrealized depreciation of Met-AUR.

   The aggregate net assets of Met-AUR and GACC-SC immediately before the acquisition were $379,323,460 and $32,616,116 respectively. The aggregate net assets of Met-AUR immediately after the acquisition were $411,939,576.

7. SUBSEQUENT EVENT:

   On February 5, 2004, the Board of Directors of the Fund approved, subject to shareholder approval, the acquisition of MFS Research Managers Portfolio by the MFS Investors Trust Portfolio. On or about April 30, 2004, the shareholders of MFS Research Managers Portfolio are expected to approve a proposed Agreement and Plan of Reorganization providing for the acquisition of all the assets of the MFS Research Managers Portfolio by the MFS Investors Trust Portfolio in exchange for shares of the MFS Investors Trust Portfolio and the assumption by the MFS Investors Trust Portfolio of the liabilities of MFS Research Managers Portfolio. If approved by shareholders, the reorganization will close on or about April 30, 2004.

   On February 5, 2004, the Board of Directors of the Fund approved, subject to shareholder approval, the acquisition of Balanced Portfolio by the MFS Total Return Portfolio. On or about April 30, 2004, the shareholders of Balanced Portfolio are expected to approve a proposed Agreement and Plan of Reorganization providing for the acquisition of all the assets of Balanced Portfolio by the MFS Total Return Portfolio in exchange for shares of the MFS Total Return Portfolio and the assumption by the MFS Total Return Portfolio of the liabilities of Balanced Portfolio. If approved by shareholders, the reorganization will close on or about April 30, 2004.

   On February 5, 2004, the Board of Directors of the Fund approved, subject to shareholder approval, the acquisition of FI Mid Cap Opportunities Portfolio by the Janus Mid Cap Portfolio. On or about April 30, 2004, the shareholders of FI Mid Cap Opportunities Portfolio are expected to approve a proposed Agreement and Plan of Reorganization providing for the acquisition of all the assets of the FI Mid Cap Opportunities Portfolio by the Janus Mid Cap Portfolio in exchange for shares of the Janus Mid Cap Portfolio and the assumption by the Janus Mid Cap Portfolio of the liabilities of FI Mid Cap Opportunities Portfolio. If approved by shareholders, the reorganization will close on or about April 30, 2004. Immediately prior to the reorganization effective May 1, 2004, Fidelity Management & Research Company will replace Janus Capital Management, LLC as subadvisor to the Janus Mid Cap Portfolio and the Portfolio will be renamed the FI Mid Cap Opportunities Portfolio.

                                    MSF-317

METROPOLITAN SERIES FUND, INC.

   On February 5, 2004, the Board of Directors of the Fund approved, subject to shareholder approval, a proposal to replace Fred Alger Management, Inc. with State Street Research & Management Company as subadviser to the Alger Equity Growth Portfolio (the "Portfolio"). If shareholders approve the proposal, effective May 1, 2004, the name of the Portfolio will change to "State Street Research Large Cap Growth Portfolio," and the Portfolio will no longer be required to invest at least 80% of its assets in equity securities. After May 1, 2004, the Portfolio will normally invest at least 80% of its net assets in a portfolio of large capitalization stocks.

8. Regulatory bodies have contacted MetLife Advisers, LLC and certain affiliates of MetLife, Inc. (the "Company") and have requested information relating to market timing and late trading of mutual funds and variable insurance products. The Company is in the process of responding and is fully cooperating with regard to these information requests and investigations. It is possible that additional requests for information and/or investigations may be commenced against one or more of the Company's units. The Company believes that these inquiries are similar to those made to many financial service companies as part of an industry-wide investigation by various regulatory agencies into the practices, policies and procedures relating to trading in mutual fund shares. Based upon its internal investigations with the assistance of outside counsel and other advisors the Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund's policies have been noted, no situations have been identified that would have a material impact on the Fund.

                                    MSF-318

METROPOLITAN SERIES FUND, INC.

 INDEPENDENT AUDITOR'S REPORT


To the Policyholders and Board of Directors of Metropolitan Series Fund, Inc:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Metropolitan Series Fund, Inc. (the "Fund") comprising the Alger Equity Growth Portfolio, Balanced Portfolio, Capital Guardian U.S. Equity Portfolio, Davis Venture Value Portfolio, FI International Stock Portfolio (formerly Putnam International Stock Portfolio), FI Mid Cap Opportunities Portfolio, FI Structured Equity Portfolio, Franklin Templeton Small Cap Growth Portfolio, Harris Oakmark Focused Value Portfolio, Harris Oakmark Large Cap Value Portfolio, Janus Mid Cap Portfolio, Jennison Growth Portfolio, Lehman Brothers Aggregate Bond Index Portfolio, Loomis Sayles Small Cap Portfolio, Met/Putnam Voyager Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, MFS Investors Trust Portfolio, MFS Research Managers Portfolio, MFS Total Return Portfolio, Morgan Stanley EAFE Index Portfolio, Neuberger Berman Partners Mid Cap Value Portfolio, Russell 2000 Index Portfolio, Salomon Brothers Strategic Bond Opportunities Portfolio, Salomon Brothers U.S. Government Portfolio, Scudder Global Equity Portfolio, State Street Research Aggressive Growth Portfolio, State Street Research Aurora Portfolio, State Street Research Bond Income Portfolio, State Street Research Diversified Portfolio, State Street Research Investment Trust Portfolio, State Street Research Large Cap Value Portfolio, State Street Research Money Market Portfolio, T. Rowe Price Large Cap Growth Portfolio, T. Rowe Price Small Cap Growth Portfolio, and Zenith Equity Portfolio, (the "Portfolios") as of December 31, 2003, and the related statements of operations for the period then ended, and the statements of changes in net assets and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures, included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting Metropolitan Series Fund, Inc. as of December 31, 2003, the results of their operations for the period then ended, and the changes in their net assets and the financial highlights for each of the respective periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 13, 2004

                                    MSF-319

METROPOLITAN SERIES FUND, INC.

 SHAREHOLDER VOTE (UNAUDITED)


At a Special Meeting of Shareholders of the Janus Growth Portfolio held on April 25, 2003 such shareholders voted for the following proposal.

                                                                                                 FOR    AGAINST ABSTAIN   TOTAL
                                                                                              --------- ------- ------- ---------
1. To approve an agreement and Plan of Reorganization for the sale of all of the assets of    3,368,517 116,810 160,479 3,645,806
   Janus Growth Portfolio ("the Met Series") to, and the assumption of all of the liabilities of the Met Series by Janus Aggressive Growth Portfolio ("the Met Investors
   Series"), a series of the Met Investors Series Trust, in exchange for shares of the Met
   Investors Series and the distribution of such shares to the shareholders of the Met
   Series in complete liquidation of the Met Series.

                                    MSF-320

METROPOLITAN SERIES FUND, INC.

 DIRECTORS AND OFFICERS (UNAUDITED)



The Board of Directors and the Fund's officers are listed below. Each Director is responsible for overseeing all 36 Portfolios of the Fund. There is no limit to the term a Director may serve.

INTERESTED DIRECTORS/(1)/

Each Director below is an "interested person" (as defined by the 1940 Act) of the Fund in that Mr. McHaffie is an employee, and Mr. Typermass, a former employee of, and currently consulting to, MetLife, which is an affiliate of MetLife Advisers, the investment adviser of the Fund.

                                  CURRENT                      PRINCIPAL OCCUPATIONS OVER
                                POSITION(S)        POSITION(S) PAST FIVE YEARS, INCLUDING
NAME AND ADDRESS      AGE        WITH FUND         HELD SINCE  OTHER DIRECTORSHIPS/(2)/
----------------      --- ------------------------ ----------  ------------------------
Hugh McHaffie         44   Director, Chairman of    December   Senior Vice President,
Metropolitan Life         the Board, President and    2003     MetLife, since 1999; Senior
Insurance Company         Chief Executive Officer              Vice President, New England
501 Boylston Street                                            Zenith Fund ("Zenith
Boston, MA 02116                                               Fund")**, since 2002;
                                                               formerly, Vice President,
                                                               Manufacturers Life North
                                                               America.
Arthur G. Typermass   66          Director            1998     Formerly, Senior
43 Chestnut Street                                             Vice-President and Treasurer,
Garden City, NY 11530                                          MetLife, 1997-1998.

NON-INTERESTED DIRECTORS/(1)/

Each Director below is NOT an "interested person" (as defined by the 1940 Act).

                                 CURRENT
                               POSITION(S) POSITION(S)
NAME AND ADDRESS           AGE  WITH FUND  HELD SINCE  PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS/(2)/
----------------           ---  ---------  ----------  -----------------------------------------------
Steve A. Garban+           66   Director      1993     Formerly, Chief Financial Officer, Senior Vice President
The Pennsylvania State                                 Finance and Operations and Treasurer, The Pennsylvania
University                                             State University.
208 Old Main
University Park, PA 16802
Linda B. Strumpf           56   Director      2000     Vice President and Chief Investment Officer, Ford
Ford Foundation                                        Foundation.
320 E. 43rd Street
New York, NY 10017
Dean O. Morton+            71   Director      1993     Formerly, Executive Vice President, Chief Operating Officer
3200 Hillview Avenue                                   and Director, Hewlett-Packard Company.
Palo Alto, CA 94304
Michael S. Scott Morton+   66   Director      1993     Jay W. Forrester Professor of Management (Emeritus) at
Massachusetts Institute of                             Sloan School of Management, MIT.
Technology ("MIT")
50 Memorial Drive
Cambridge, MA 02138
Toby Rosenblatt+           65   Director      2001     President, since 1999, and formerly, Vice President,
3409 Pacific Avenue                                    Founders Investments, Ltd.
San Francisco, CA 94118
H. Jesse Arnelle           70   Director      2001     Counsel, Womble Carlyle Sandrie & Rice; Director, Textron
400 Urbano Drive                                       Corporation*; Director, Gannet Corporation*; Director,
San Francisco, CA 94127                                Eastman Chemical Company*; Director, Waste Management,
                                                       Inc.*; Director, Armstrong Holdings Inc.*; Director, FPL
                                                       Group Inc.*; formerly, Senior Partner, Arnelle, Hastie,
                                                       McGee, Willis and Greene.
Nancy Hawthorne            52   Director      2003     Director, Avid Technologies (computer software company)*;
60 Hyslop Road                                         Board of Advisors, L. Knife & Sons, Inc. (a beverage
Brookline, MA 02146                                    distributor); Chief Executive Officer, Clerestory LLC
                                                       (corporate financial advisor); Trustee, Zenith Fund**,
                                                       since 1995; formerly, Chief Executive Officer and Managing
                                                       Partner, Hawthorne, Krauss and Associates (corporate
                                                       financial advisor); formerly, Chief Financial Officer and
                                                       Executive Vice President, Continental Cablevision,
                                                       subsequently renamed MediaOne (a cable television company);
                                                       formerly, Director, Life F/X, Inc.; formerly, Chairman of
                                                       the Board, WorldClinic (a distance medicine company);
                                                       formerly, Director, Perini Corporation (construction)*;
                                                       formerly, Director, CGU (property and casualty insurance
                                                       company); formerly, Director, Beacon Power Corporation
                                                       (energy)*.
John T. Ludes              65   Director      2003     Trustee, Zenith Fund**, since 1996; formerly, Vice
57 Water Street                                        Chairman, President and Chief Operating Officer, Fortune
Marion, MA 02738                                       Brands/American Brands (global conglomerate); formerly,
                                                       President and CEO, Acushnet Company (athletic equipment).

                                    MSF-321

METROPOLITAN SERIES FUND, INC.

 DIRECTORS AND OFFICERS--(CONTINUED) (UNAUDITED)



OFFICERS/(1)/

                            CURRENT
                          POSITION(S) POSITION(S)
NAME AND ADDRESS      AGE  WITH FUND  HELD SINCE  PRINCIPAL OCCUPATIONS OVER PAST FIVE YEARS/(2)/
----------------      --- ----------- ----------  -----------------------------------------------
John F. Guthrie, Jr.  60  Senior Vice    2002     Manager and Senior Vice President, MetLife Advisers; Senior
MetLife Advisers, LLC      President              Vice President, Zenith Fund**, since 1995; Vice President,
501 Boylston Street                               NEF.
Boston, MA 02116
Peter Duffy           48     Vice        2000     Senior Vice President, MetLife Advisers, since December
MetLife Advisers, LLC      President              1998; Vice President, since 2002, and Treasurer, since
501 Boylston Street           and                 1998, Zenith Fund**; Senior Vice President; NEF; formerly
Boston, MA 02116           Treasurer              Senior Vice President, New England Funds, L.P.
Thomas M. Lenz        45     Vice        2002     General Counsel and Secretary, MetLife Advisers, since
MetLife Advisers, LLC      President              1998; Assistant General Counsel, MetLife; Vice President,
501 Boylston Street           and                 since 2002, and Secretary, since 1998, Zenith Fund**;
Boston, MA 02116           Secretary              formerly, Vice President, State Street Bank and Trust
                                                  Company.
David W. Allen        46  Senior Vice    2002     Head of Individual Life Product Management, MetLife; Senior
Metropolitan Life          President              Vice President, Zenith Fund**, since 2002.
Insurance Company
501 Boylston Street
Boston, MA 02116
Thomas C. McDevitt    48     Vice        2002     Vice President, Zenith Fund**, since 1995.
MetLife Advisers, LLC      President
501 Boylston Street
Boston, MA 02116
Daphne Thomas-Jones   48     Vice        2000     Assistant Vice President, since 1998, and formerly,
Metropolitan Life          President              Director, MetLife.
Insurance Company
One Madison Avenue
New York, NY 10010

* Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
** Following its merger into the Fund on May 1, 2003, the Zenith Fund filed an application for deregistration as an investment company with the Securities and Exchange Commission on October 10, 2003.
(1)Each Director of the Fund also serves as trustee of Metropolitan Series Fund II ("MSF II"), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with MSF II. MSF II consists of one portfolio.
(2)//Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, New England Zenith Fund, New England Financial, New England Funds, L.P., or NES are omitted if not materially different.
+/ /Serves as a trustee, director and/or officer of one or more of the following companies, each of which has a direct or indirect advisory relationship with MetLife Advisers or its affiliates: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust, State Street Research Growth Trust and State Street Research Exchange Trust, and the State Street Research Institutional Funds, (the "State Street Research Funds").

                                    MSF-322

                                 MET INVESTORS
                                 SERIES TRUST

                     Met/AIM Mid Cap Core Equity Portfolio
                      Met/AIM Small Cap Growth Portfolio
                     Goldman Sachs Mid-Cap Value Portfolio
                    Harris Oakmark International Portfolio
                       Janus Aggressive Growth Portfolio
                      J.P. Morgan Quality Bond Portfolio
                      J.P. Morgan Select Equity Portfolio
                     Lord Abbett America's Value Portfolio
                     Lord Abbett Bond Debenture Portfolio
                    Lord Abbett Growth and Income Portfolio
                  Lord Abbett Growth Opportunities Portfolio
                      Lord Abbett Mid-Cap Value Portfolio
                     MFS Research International Portfolio
                            Money Market Portfolio
                    (Formerly PIMCO Money Market Portfolio)
                    Neuberger Berman Real Estate Portfolio
                  Oppenheimer Capital Appreciation Portfolio
                   PIMCO Inflation Protected Bond Portfolio
                        PIMCO PEA Innovation Portfolio
                     (Formerly PIMCO Innovation Portfolio)
                         PIMCO Total Return Portfolio
                  Met/Putnam Capital Opportunities Portfolio
                         Met/Putnam Research Portfolio
                    Third Avenue Small Cap Value Portfolio
                    T. Rowe Price Mid-Cap Growth Portfolio
                        Turner Mid-Cap Growth Portfolio

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2004

--------------------------------------------------------------------------------
Met/AIM Mid Cap Core Equity Portfolio              For the period ended 6/30/04
Managed by AIM Capital Management, Inc.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


In the first half of 2004, as the country focused on election year politics and instability in Iraq, the equity markets posted modest gains, and the U.S. economy grew at a healthy pace. The Dow Jones Industrial Average/1/ was up 0.87%, the NASDAQ Composite Index/2/ was up 2.22%, and the S&P 500 Index/3/ was up 3.44%. GDP growth for the first quarter was revised to 3.9%, which was slightly below expectations, and mostly due to a widening trade gap and an uptick in inflation. Consequently, estimates for second quarter Gross Domestic Product (GDP) growth have been revised lower to between 3.5-4%.

Manufacturing activity was robust as the widely recognized Institute for Supply Management index (ISM) remained above 60 in the first half of the year, a level far exceeding the economic expansion mark of 50. Within these reports, the employment component of the ISM showed signs of consistent improvement. In fact, the overall employment picture improved significantly in the first half of 2004 as the unemployment rate fell to 5.6% by the end of June. Job creation also picked up, particularly in the second quarter, as both the household survey and nonfarm payrolls rose by more than 200,000 jobs, on average, each month during the period.

Consumer confidence got a boost from the improving employment situation, and by the end of the second half, the Conference Board's Index of Consumer Confidence reached its highest level since 2002. Consumer spending also remained healthy, despite rising oil costs and creeping inflation as indicated by higher prices for staples such as milk and butter. Home sales remained particularly healthy in the first half as home buyers rushed to lock in historically low mortgage rates before the Federal Reserve took action.

In any case, an economic expansion appears to be underway as corporate profits have strengthened significantly, and the labor market has solidified. Preliminary inflation measures are elevated and higher inflation and interest rates are generally expected over the next few months. In response to these factors, the Federal Open Market Committee raised the fed funds target by 25 basis points at its June meeting, with more increases expected later this year. As we enter the second half of the year, the primary focus will be on the impact that the rate increases, presidential election outcome, and Iraq situation will have on the economy and markets.

PORTFOLIO OVERVIEW
In the first half of 2004, the Met/AIM Mid Cap Core Equity Portfolio Class B shares posted a return of 8.46%, out performing its benchmark, the Russell Midcap Index/4/, which posted a return of 6.67%. Portfolio managers held overweight positions in the industrials, materials, and energy sectors, and under weight positions in the consumer discretionary, financials, information technology, utilities and health care sectors, relative to the Russell Midcap Index. Throughout the year, portfolio managers took steps to increase exposure to the financials and materials sectors, and they reduced their allocation to the health care sector.

The bulk of the Portfolio's outperformance can be attributed to the portfolio's exposure to the industrials and energy sectors. Within the energy sector, oil & gas stocks performed particularly well. Stock selection in the health care sector benefited the Portfolio as health care equipment and supplies stocks posted double digit returns. An overweight position in the materials sector also positively contributed to the portfolio's performance as holdings in forest and paper products companies performed well. The Portfolio had weak relative performance from holdings in the consumer staples and utilities sectors.

Fund managers continued to invest cautiously, balancing any investments in companies that were leveraged to economic recovery with more defensive names. Given the Portfolio's generally conservative posture, portfolio managers have been careful to select economically sensitive companies that represent strong brands, are market leaders and are trading at very compelling valuations. Fund managers believe this investment philosophy will generate relatively consistent long-term performance.

RONALD S. SLOAN
Portfolio Manager
AIM Capital Management, Inc.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                       Percent of
              Description                              Net Assets
              ---------------------------------------------------
              International Flavors & Fragrances, Inc.   2.65%
              ---------------------------------------------------
              Dover Corp.                                2.46%
              ---------------------------------------------------
              Mohawk Industries, Inc.                    2.20%
              ---------------------------------------------------
              Computer Associates International, Inc.    1.91%
              ---------------------------------------------------
              V.F. Corp.                                 1.86%
              ---------------------------------------------------
              Wisconsin Energy Corp.                     1.84%
              ---------------------------------------------------
              Campbell Soup Co.                          1.83%
              ---------------------------------------------------
              Republic Services, Inc.                    1.82%
              ---------------------------------------------------
              Ceridian Corp.                             1.78%
              ---------------------------------------------------
              Kroger Co.                                 1.76%
              ---------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO SECTORS (% of portfolio market value)
As of 6/30/04
                                    [CHART]


Non-Cyclical           26.9%
Industrial             12.6%
Cyclical               12.4%
Financial              12.0%
Energy                  9.6%
Basic Materials         9.5%
Technology              5.4%
Diversified             4.7%
Communications          3.8%
Utilities               3.1%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/AIM Mid Cap Core Equity Portfolio              For the period ended 6/30/04
Managed by AIM Capital Management, Inc.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



               Met/AIM Mid Cap Core Equity Portfolio, managed by
           AIM Capital Management, Inc., vs. Russell Midcap Index/4/
                           Growth Based on $10,000+
                                    [CHART]

                                         Met/AIM Mid Cap
            Russell Midcap Index/4/   Core Equity Portfolio
            -----------------------   ---------------------
10/9/2001         $10,000                    $10,000
12/31/2001         11,463                     11,026
3/31/2002          11,950                     11,606
6/30/2002          10,809                     10,826
9/30/2002           8,903                      9,275
12/31/2002          9,608                      9,843
3/31/2003           9,381                      9,402
6/30/2003          11,094                     10,874
9/30/2003          11,807                     11,314
12/31/2003         13,457                     12,406
3/31/2004          14,148                     12,840
6/30/2004          14,354                     13,456

    -----------------------------------------------------------
                                Average Annual Return/5/
                                (for the period ended 6/30/04)
    -----------------------------------------------------------
                                1 Year    Since Inception/6/
    -----------------------------------------------------------
    Met/AIM Mid Cap Core Equity
    Portfolio--Class A          24.16%          8.71%
--  Class B                     23.74%         11.50%
    Class E                     24.00%          6.96%
    -----------------------------------------------------------
- - Russell Midcap Index/4/     29.39%         14.15%
    -----------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Dow Jones Industrial Average is a price-weighted index comprised of 30 common stocks. The Index does not include fees or expenses and is not available for direct investment.

/2/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/3/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/4/The Russell Midcap Index is an unmanaged index and measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $6.1 billion; the median market capitalization was approximately $3.3 billion. The Index had a market capitalization range of approximately $13.4 billion to $1.4 billion. The Index does not include fees or expenses and is not available for direct investment.

/5/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/6/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/AIM Small Cap Growth Portfolio                 For the period ended 6/30/04
Managed by AIM Capital Management, Inc.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


In the first half of 2004, as the country focused on election year politics and instability in Iraq, the equity markets posted modest gains, and the U.S. economy grew at a healthy pace. The Dow Jones Industrial Average/1/ was up 0.87%, the NASDAQ Composite Index/2/ was up 2.22%, and the S&P 500 Index/3/ was up 3.44%. Gross Domestic Product (GDP) growth for the first quarter was revised to 3.9%, which was slightly below expectations, and mostly due to a widening trade gap and an uptick in inflation. Consequently, estimates for second quarter GDP growth have been revised lower to between 3.5-4%.

Manufacturing activity was robust as the widely recognized Institute for Supply Management index (ISM) remained above 60 in the first half of the year, a level far exceeding the economic expansion mark of 50. Within these reports, the employment component of the ISM showed signs of consistent improvement. In fact, the overall employment picture improved significantly in the first half of 2004 as the unemployment rate fell to 5.6% by the end of June. Job creation also picked up, particularly in the second quarter, as both the household survey and nonfarm payrolls rose by more than 200,000 jobs, on average, each month during the period.

Consumer confidence got a boost from the improving employment situation, and by the end of the second half, the Conference Board's Index of Consumer Confidence reached its highest level since 2002. Consumer spending also remained healthy, despite rising oil costs and creeping inflation as indicated by higher prices for staples such as milk and butter. Home sales remained particularly healthy in the first half as home buyers rushed to lock in historically low mortgage rates before the Federal Reserve took action.

In any case, an economic expansion appears to be underway as corporate profits have strengthened significantly, and the labor market has solidified. Preliminary inflation measures are elevated and higher inflation and interest rates are generally expected over the next few months. In response to these factors, the Federal Open Market Committee raised the fed funds target by 25 basis points at its June meeting, with more increases expected later this year. As we enter the second half of the year, the primary focus will be on the impact that the rate increases, presidential election outcome, and Iraq situation will have on the economy and markets.

PORTFOLIO OVERVIEW
For the six months ended June 30, 2004, the Met/AIM Small Cap Growth Portfolio Class B shares posted a return of 3.43%, underperforming its benchmark, the Russell 2000 Index/4/, which posted a return of 6.76%. Portfolio managers held overweight positions in the consumer discretionary, health care, and information technology sectors, and underweight positions in the financials and materials sectors, relative to the Russell 2000 Index.

The Portfolio's underperformance relative to the Russell 2000 Index in the first half was largely due to performance in the first quarter of 2004. While the Portfolio's performance improved significantly in the second quarter, it did not compensate for the underperformance in the first quarter. Poor stock picking and limited exposure to the financials sector was largely responsible for the Portfolio's relative underperformance. Stock selection and an underweight position in the industrials sector also detracted from relative performance during the time period. Stock selection in the consumer discretionary sector detracted from absolute performance as media stocks and multi-line retailers performed poorly in the first half. Energy holdings in the Portfolio positively contributed to the Portfolio as oil & gas stocks performed particularly well.

As they have for the past several months, portfolio managers continue to select cyclical and economically sensitive holdings to capitalize on the expanding economy. Portfolio managers have recently been encouraged by the strong performance from companies with high quality earnings, as these types of stocks make up a significant part of the Portfolio. Fund managers hope these trends will continue for the remainder of the year as the market transitions from the low-quality rally of last year to an environment which will reward companies that actually outperform on an operating basis.

ROBERT M. KIPPES
Portfolio Manager
AIM Capital Management, Inc.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                  Percent of
                    Description                   Net Assets
                    ----------------------------------------
                    Urban Outfitters, Inc.          0.85%
                    ----------------------------------------
                    United Natural Foods, Inc.      0.83%
                    ----------------------------------------
                    CoStar Group, Inc.              0.83%
                    ----------------------------------------
                    Trimble Navigation, Ltd.        0.83%
                    ----------------------------------------
                    Red Hat, Inc.                   0.78%
                    ----------------------------------------
                    Corporate Executive Board Co.   0.78%
                    ----------------------------------------
                    Cal Dive International, Inc.    0.73%
                    ----------------------------------------
                    Getty Images, Inc.              0.72%
                    ----------------------------------------
                    MSC Industrial Direct, Inc.     0.71%
                    ----------------------------------------
                    Euronet Worldwide, Inc.         0.71%
                    ----------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO SECTORS (% of portfolio market value)
As of 6/30/04
      [CHART]


Non-Cyclical        30.1%
Technology          17.2%
Industrial          14.9%
Cyclical            14.0%
Financials           7.9%
Communications       7.8%
Energy               7.3%
Basic Materials      0.8%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/AIM Small Cap Growth Portfolio                 For the period ended 6/30/04
Managed by AIM Capital Management, Inc.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                Met/AIM Small Cap Growth Portfolio, managed by
            AIM Capital Management, Inc., vs. Russell 2000 Index/4/
                           Growth Based on $10,000+

                                    [CHART]


                   Russell              Met/AIM Small
                 2000 Index/4/      Cap Growth Portfolio
                --------------      --------------------
10/09/2001          $10,000                $10,000
12/31/2001           11,891                 11,890
03/31/2002           12,365                 11,540
06/30/2002           11,333                 10,040
09/30/2002            8,908                  8,190
12/31/2002            9,456                  8,620
03/31/2003            9,031                  8,290
06/30/2003           11,146                 10,010
09/30/2003           12,158                 10,749
12/31/2003           13,923                 11,969
03/31/2004           14,795                 12,229
06/30/2004           14,865                 12,380



    --------------------------------------------------------
                             Average Annual Return/5/
                             (for the period ended 6/30/04)
    --------------------------------------------------------
                             1 Year    Since Inception/6/
    --------------------------------------------------------
    Met/AIM Small Cap Growth
    Portfolio--Class A       23.86%          2.03%
    Class B                  23.68%          8.14%
--  Class E                  23.80%          3.36%
    --------------------------------------------------------
- - Russell 2000 Index/4/    33.37%         15.62%
    --------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Dow Jones Industrial Average is a price-weighted index comprised of 30 common stocks. The Index does not include fees or expenses and is not available for direct investment.

/2/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/3/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/4/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $90 million; the median market capitalization was approximately $511 million; The Index had a market capitalization range of approximately $1.9 billion to $117 million. The Index does not include fees or expenses and is not available for direct investment.

/5/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/6/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Mid-Cap Value Portfolio              For the period ended 6/30/04
Managed by Goldman Sachs Asset Management, L.P.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE REVIEW
For the period since the Portfolio's inception on May 1, 2004 through June 30, 2004, the Goldman Sachs Mid-Cap Value Portfolio returned 6.20% versus 6.22% for its benchmark, the Russell Midcap Value Index/1/.

MARKET REVIEW
The U.S. equity markets moved higher during the second quarter of 2004. On the economic front, positive data flow continued during the period supporting a continued economic expansion with a notable increase in new jobs. However, inflation fears had investors focused on the Federal Reserve Board's indication that it would increase short-term interest rates by 25 basis points. This ultimately occurred on the last day of the quarter. Commodity prices, led by crude oil, reached record highs because of increased global demand and geopolitical fears. Company earnings continue to be positive, though varied.

PORTFOLIO POSITIONING
Since the Portfolio's inception, its holdings in financial and basic materials were the largest contributors to relative performance while its holdings in the technology and services sectors detracted from results.

Top contributors to performance were representative of a cross section of the market and included Abercrombie & Fitch Co. (2.5%), SouthTrust Corp. (1.4%), Nucor Corp. (1.1%), and Williams Companies (2.0%). Our focus on solid stock picking across industries, rather than sweeping thematic or macroeconomic positioning contributed to the Portfolio's performance.

Abercrombie & Fitch Co. benefited from changes in its merchandising strategies which enabled the company to compete with department store labels more effectively while increasing same store sales. We believe SouthTrust benefited from its high credit quality and ability to maximize efficiency. During the reporting period, Wachovia Corp. came to terms to acquire SouthTrust, with the closing projected to occur later in the year. We trimmed the Portfolio's position in SouthTrust following the announced sale. With oil and natural gas at peak prices and historic low inventory levels, we continued to focus on energy companies that demonstrate capital discipline and focus on solid company returns. Williams Company, for example, enhanced performance results, and we believe it is well-positioned to provide the capacity and operational flexibility that the marketplace needs while repairing its balance sheet. Also contributing to performance was Nucor Corp. (the largest steel producer in the U.S.). We believe the company has benefited from improving margins, continued increase in demand, and record steel pricing.

Detractors from performance were Callaway Golf Co. (0.6%) and Lennar Corp. (1.9%). Callaway Golf Co., suffered from competitive pressures to cut prices on its hallmark products which resulted in lower than expected sales. We continue to monitor the situation very closely. Lennar Corp., one of the largest single-family home builders in the U.S., declined on speculation that the housing market would slow with the prospect of rising interest rates. However, we believe Lennar Corp's well diversified business model should give the company flexibility during different market conditions.

OUTLOOK
In our view, the notable trend of differentiation prevalent in the market during the first half of the year will continue into the second half of 2004 as investors reward those companies actually delivering earnings and positive cash flow. We believe this environment is typical of the second year of an economic recovery and should produce subdued broad market gains.

Against this backdrop, we believe our process, which is solidly grounded on bottom-up, fundamental research, is well positioned to benefit. We focus on individual stock selection to find what we believe are quality businesses that sell at a discount to our assessment of the business' fair value. We believe a company's prospective ability to generate high cash flow returns on capital will strongly influence investment success. In our view, using a strong valuation discipline to purchase and own well-positioned, cash-generating businesses run by shareholder-oriented management teams is the best formula for long-term portfolio performance.

TEAM MANAGED
Note to investors: The Portfolio is managed by a team headed by Eileen Rominger, Managing Director and Chief Investment Officer--Value. Ms. Rominger joined Goldman Sachs in 1999. From 1981 to 1999, Ms. Rominger worked at Oppenheimer Capital, most recently as a senior portfolio manager.

The returns represent past performance. Current performance may be lower or higher than the performance quoted above.

The Portfolio is subject to the risk of rising and falling stock prices. In recent years the U.S. stock market has experienced substantial price volatility.

Holdings are as of June 30, 2004 and are subject to change in the future. Portfolio holdings of stocks or bonds should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.


--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                   Percent of
                  Description                      Net Assets
                  -------------------------------------------
                  PPL Corp.                          2.69%
                  -------------------------------------------
                  Abercrombie & Fitch Co.--Class A   2.39%
                  -------------------------------------------
                  Cummins, Inc.                      2.07%
                  -------------------------------------------
                  CIT Group, Inc.                    2.02%
                  -------------------------------------------
                  istar Financial, Inc.              1.98%
                  -------------------------------------------
                  Williams Companies, Inc. (The)     1.95%
                  -------------------------------------------
                  Eaton Corp.                        1.91%
                  -------------------------------------------
                  PartnerRe, Ltd.                    1.90%
                  -------------------------------------------
                  Lennar Corp.--Class A              1.86%
                  -------------------------------------------
                  Lamar Advertising Co.--Class A     1.76%
                  -------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO SECTORS (% of portfolio market value)
As of 6/30/04
                                    [CHART]



Non-Cyclical             11.1%
Financials               25.8%
Cyclical                 17.8%
Technology                5.7%
Industrials               8.4%
Energy                    9.4%
Basic Materials           6.3%
Communications            7.8%
Utilities                 7.7%




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Mid-Cap Value Portfolio              For the period ended 6/30/04
Managed by Goldman Sachs Asset Management, L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               Goldman Sachs Mid-Cap Value Portfolio, managed by
    Goldman Sachs Asset Management, L.P., vs. Russell Midcap Value Index/1/
                           Growth Based on $10,000+

                                    [CHART]

             Russell Mid Cap          Goldman Sachs
             Growth Index/1/     Mid-Cap Value Portfolio
             ---------------     -----------------------
 5/1/2004       $10,000                 $10,000
6/30/2004        10,622                  10,620


    ------------------------------------------------------------
                                       Cumulative Return/2/
                                  (for the period ended 6/30/04)
    ------------------------------------------------------------
                                        Since Inception/3/
    ------------------------------------------------------------
--  Goldman Sachs Mid Cap Value
    Portfolio--Class A                        6.20%
    Class B                                   6.20%
    ------------------------------------------------------------
- - Russell Midcap Value Index/1/             6.22%
    ------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book value ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A and Class B shares is 5/1/04. Index returns are based on an inception date of 4/30/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Harris Oakmark International Portfolio             For the period ended 6/30/04
Managed by Harris Associates L.P.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET & ECONOMIC REVIEW
The world from an economic perspective is in somewhat of a peaceful, balanced state. As a result, the question becomes, does this state make it easier or harder to find value-oriented investments? The answer really is not that simple. When the world is in flux, emotionally, there is a greater tendency for investors to dump equities, both good quality and bad, out of fear. This enables longer-term, patient investors such as us to take advantage of other peoples' short-term time horizon. In a way, it makes our job easier. But, in such situations, though there are more opportunities, they exist in difficult environments. Today, we have the opposite situation. Though the environment is "easier", it means there is less irrationality in the market. In such situations we focus more than ever on the fundamentals of a business. What type of sustainable returns are the assets generating? Is management being a good steward of the company's free cash flow? Can we buy this company at an interesting discount to its intrinsic value? These are our investment fundamentals. We strongly believe that if we focus on these issues, and behave in a disciplined fashion, we will continue to be successful investors over the medium and long term.

PORTFOLIO PERFORMANCE REVIEW
As of the half-year ended June 30, 2004, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia and FarEast) Index/1/ returned 4.6%. During this same period, your Portfolio outperformed the index with a 6.9% return, primarily attributable to stock selection in France and an overweight position in Mexico, offset somewhat by an underweight position in Japan.

Individual stocks which contributed most significantly to performance during the period were French pharmaceutical company Aventis S.A., UK food producer Cadbury Schweppes Plc, and UK publisher Reed Elsevier. Aventis S.A. was purchased at a premium by its French rival Sanofi-Synthelabo during the period. Cadbury Schweppes Plc's 2003 acquisition of Adams, the world's #2 gum company, drew much skepticism in the marketplace as to whether they could strengthen the brands that had grown so weak under previous ownership's neglect. However, the integration is to date looking like a success, coupled with Cadbury Schweppes Plc's strong confection know-how, operating efficiency, and distribution system. Reed Elsevier's outlook is improving as the trough in demand for its cyclical education and business products appear to be behind them.

The largest detractor from performance during the period was UK pharmaceutical company GlaxoSmithKline Plc. Our in-depth research approach allows us to divorce ourselves from emotion and focus on the economics of a company. For example, short-term sentiment could lead investors away from the pharmaceutical industry. The news is filled with talk of regulatory threats, patent expiries, generic competition, meager pipelines, etc. The stock prices of these companies have collapsed while in many cases business value per share has increased. This has greatly increased the value proposition for many of these businesses and therefore led us to make significant investments. While we think there is some validity to a few of the market concerns, pharmaceutical companies remain terrific economic enterprises, with high returns on capital, high barriers to entry, tremendous free cash flow, and above average long-term secular growth. Specifically, we are currently able to buy GlaxoSmithKline Plc. for 50% of fair value and less than 15x earnings.

OUTLOOK
Happily, we are still finding lots of value in the world today. Though we are often asked which geographic region offers the greatest investment deals, we rarely can single out one area. Though we are overweight in Europe, we are invested very broadly from Europe to the UK, Latin America and Asia. Whether it is a South Korean mobile phone stock or an Italian Bank, we are finding lots of opportunity. But, there are no "gimmies" and finding the right investment does require a strong focus on fundamental analysis. This is what we call our blocking and tackling. Thank you for your support and confidence.

DAVID G. HERRO
MICHAEL J. WELSH
Portfolio Managers
Harris Associates L.P.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                    Percent of
                  Description                       Net Assets
                  --------------------------------------------
                  GlaxoSmithKline Plc                 3.85%
                  --------------------------------------------
                  Diageo Plc                          3.59%
                  --------------------------------------------
                  Bank of Ireland                     3.32%
                  --------------------------------------------
                  Euronext N.V.                       3.11%
                  --------------------------------------------
                  Bayerische Motoren Werke (BMW) AG   3.07%
                  --------------------------------------------
                  Cadbury Schweppes Plc               2.98%
                  --------------------------------------------
                  Reed International Plc              2.94%
                  --------------------------------------------
                  Takeda Chemical Industries, Ltd.    2.92%
                  --------------------------------------------
                  Nestle S.A.                         2.85%
                  --------------------------------------------
                  Akzo Nobel N.V.                     2.75%
                  --------------------------------------------

--------------------------------------------------------------------------------
COUNTRY ALLOCATION (% of portfolio market value)
As of 6/30/04
                                    [CHART]


France                     13.7%
Germany                     7.5%
Italy                       6.1%
Japan                       7.7%
Mexico                      3.3%
Netherlands                 7.4%
South Korea                 3.3%
Switzerland                14.1%
United Kingdom             23.8%
Others                     13.1%




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Harris Oakmark International Portfolio             For the period ended 6/30/04
Managed by Harris Associates L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


              Harris Oakmark International Portfolio, managed by
                Harris Associates L.P., vs. MSCI EAFE Index/1/
                           Growth Based on $10,000+

                                    [CHART]

                    MSCI EAFE           Harris Oakmark
                    Index/1/       International Portfolio
                   ----------      -----------------------
10/09/2001          $10,000                $10,000
12/31/2001           10,391                 10,969
03/31/2002           10,450                 10,787
06/30/2002           10,249                 10,473
09/30/2002            8,231                  8,713
12/31/2002            8,765                  8,984
03/31/2003            8,052                  7,890
06/30/2003            9,627                  9,855
09/30/2003           10,415                 10,534
12/31/2003           12,196                 12,124
03/31/2004           12,733                 12,585
06/30/2004           12,789                 12,882


    ------------------------------------------------------------
                                 Average Annual Return/2/
                                 (for the period ended 6/30/04)
    ------------------------------------------------------------
                                 1 Year    Since Inception/3/
    ------------------------------------------------------------
--  Harris Oakmark International
    Portfolio--Class A           31.07%          7.05%
    Class B                      30.72%          9.74%
    Class E                      30.99%          8.17%
    ------------------------------------------------------------
- - MSCI EAFE Index/1/           32.85%          9.42%
    ------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Morgan Stanley Capital International (MSCI) (EAFE) Europe, Australasia and Far East Index is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Janus Aggressive Growth Portfolio                  For the period ended 6/30/04
Managed by Janus Capital Management LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE OVERVIEW
For the six months ended June 30, 2004, your Portfolio advanced 3.84%. This compares to the S&P 500 Index, which gained 3.44% for the period.

MARKET OVERVIEW
After finishing 2003 on a strong note, stocks treaded water during the first half of 2004, as concerns about rising interest rates, war, and oil prices offset good news on job growth and corporate earnings. Consequently, the S&P 500 Index/1/ rose 3.44% during the six months ended June 30 after rising 15.15% in the six months ended December 31, 2003. The S&P 500 Index outperformed both the Dow Jones Industrial Average/2 /and the Nasdaq Composite Index/3/, which posted returns of 0.87% and 2.22%, respectively. Value stocks were favored over growth stocks in this environment while smaller capitalization stocks overshadowed their larger counterparts.

On June 30, investors' predictions about increasing interest rates came true when, for the first time in four years, the Federal Reserve raised the short-term benchmark rate. The Fed's 0.25% hike was widely expected due to improving economic conditions, which, among other things, included a strong recovery in corporate profits. In describing its posture toward future monetary policy, the central bank said that while underlying inflation is expected to remain relatively low, it will respond to changes in economic prospects as needed to maintain price stability, albeit at a pace that is likely to be "measured."

MANAGER'S OVERVIEW
Q. Which individual holdings had the greatest positive impact on performance? The biggest contributor to the Portfolio's absolute results was online media giant Yahoo!, Inc., which continued to enjoy rapid growth in its search advertising business. Alcon, Inc. was another strong performer for the Portfolio. The pharmaceuticals and medical devices company reported impressive, first-quarter earnings growth during the period and maintained a burgeoning product pipeline. Other stocks that contributed substantially to our absolute results included security software developer Check Point Software Technologies Ltd., electricity company Reliant Energy, Inc., and Whole Foods Market, Inc., operator of a chain of natural and organic food supermarkets. With destructive viruses on the rise, more and more companies turned to Check Point Software Technologies Ltd., for their software needs during the period. Meanwhile, Reliant Energy, Inc. reaped rewards from the successful execution of a plan to reduce its debt, strengthen its balance sheet and reshape the capital structure of its business. For its part, Whole Foods Market, Inc. continued to produce strong quarter-over-quarter sales growth.

Q. Which individual holdings had the greatest negative impact on performance? The Portfolio's semiconductor holdings were among its most significant detractors on an absolute basis. These included Texas Instruments, Inc. and Applied Materials, Inc. Another detractor was discount airline easyJet, Plc. which suffered from higher fuel prices. Clear Channel Communications, Inc., the largest radio broadcaster in the U.S., also subtracted from our performance, as sluggish advertising sales continued to weigh down the entire industry. Tax and personal-finance software provider Intuit, Inc., also declined after announcing that quarterly earnings would come in at the low end of forecasts because of weakening sales of its QuickBooks small-business accounting software.

Q. Which sectors had the greatest impact on performance?
Though we gauge our results based on the combined growth of our individual stocks, sector performance can help to determine progress. With this in mind, the healthcare sector was the biggest contributor to the Portfolio's absolute performance, followed by the information technology (IT) group. It's noteworthy that our weighting in IT was nearly double that of our benchmark during the period and that strong stock selection in this sector aided our performance considerably. While none of the areas in which the Portfolio was invested detracted from our results, the industrials and telecommunications groups were among our weaker performers. With regard to the industrials sector, weakness can be attributed primarily to a few select holdings within this group, while a substantial underweighting compared to the Index contributed to weakness in the telecom sector.

Q. How will you manage the Portfolio in the months ahead?
Looking ahead, uncertainties remain. Global terrorism, China's efforts to rein in economic growth, this year's U.S. presidential election--we will be closely monitoring all of these as we seek out what we believe are exceptional companies that will reward our confidence. Meanwhile, I firmly believe the current market volatility provides compelling opportunities to invest in exceptional businesses at attractive prices. You can be assured that all of our efforts will be fully focused on finding those companies that we believe can perform best in this climate.

CLAIRE YOUNG
Portfolio Manager
Janus Capital Management LLC

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Janus Aggressive Growth Portfolio                  For the period ended 6/30/04
Managed by Janus Capital Management LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                   Percent of
                   Description                     Net Assets
                   ------------------------------------------
                   Yahoo!, Inc.                      4.39%
                   ------------------------------------------
                   Cisco System, Inc.                3.10%
                   ------------------------------------------
                   Maxim Integrated Products, Inc.   3.05%
                   ------------------------------------------
                   Gap, Inc.                         2.47%
                   ------------------------------------------
                   United Health Group, Inc.         2.12%
                   ------------------------------------------
                   Microsoft Corp.                   2.08%
                   ------------------------------------------
                   Total Fina Elf S.A. (ADR)         1.96%
                   ------------------------------------------
                   Time Warner, Inc.                 1.92%
                   ------------------------------------------
                   Roche Holdings AG                 1.79%
                   ------------------------------------------
                   Alcon, Inc.                       1.71%
                   ------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO SECTORS (% of portfolio market value)
As of 6/30/04

                                     [CHART]


Technology            19.2%
Non-Cyclical          30.1%
Cyclical              18.8%
Industrials            5.4%
Financials             8.0%
Communications         9.3%
Energy                 6.5%
Diversified            2.7%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Janus Aggressive Growth Portfolio                  For the period ended 6/30/04
Managed by Janus Capital Management LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                 Janus Aggressive Growth Portfolio, managed by
              Janus Capital Management LLC, vs. S&P 500 Index/1/
                           Growth Based on $10,000+

                                     [CHART]


                                   Janus Aggressive
             S&P 500 Index/1/      Growth Portfolio
             ----------------      ----------------
 2/01             $10,000             $10,000
 3/01               8,512               7,970
 6/01               9,010               8,300
 9/01               7,687               6,220
12/01               8,509               7,400
 3/02               8,533               7,430
 6/02               7,389               6,260
 9/02               6,113               5,250
12/02               6,628               5,341
 3/03               6,420               5,351
 6/03               7,408               6,041
 9/03               7,605               6,251
12/02               8,531               6,991
 3/04               8,675               7,042
 6/04               8,824               7,242



    --------------------------------------------------------
                               Average Annual Return/4/
                            (for the period ended 6/30/04)
    --------------------------------------------------------
                            1 Year 3 Year Since Inception/5/
    --------------------------------------------------------
    Janus Aggressive Growth
    Portfolio--Class A      20.26%     --      -0.73%
--  Class B                 19.87% -4.45%      -9.11%
    Class E                 20.03%     --      22.99%
    --------------------------------------------------------
- - S&P 500 Index/1/        19.10% -0.69%      -3.59%
    --------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The Dow Jones Industrial Average is a price-weighted index comprised of 30 common stocks. The Index does not include fees or expenses and is not available for direct investment.

/3/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/4/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/5/Inception of Class A shares is 1/2/02. Inception of Class B shares is 2/12/01. Inception of Class E shares is 4/17/03. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Quality Bond Portfolio                 For the period ended 6/30/04
Managed by J.P. Morgan Investment Management Inc.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


HOW DID THE PORTFOLIO PERFORM?
The J.P. Morgan Quality Bond Portfolio, which seeks to provide high total return consistent with moderate risk of capital and to maintain liquidity, underperformed its benchmark index, the Citigroup Broad Investment Grade (BIG) Bond Index/1/, during the six months ended June 30, 2004.

HOW WAS THE PORTFOLIO MANAGED?
Economic data were mixed during the first quarter of 2004. On balance, they suggested that the recent trend of strong economic growth would continue near its trend rate of 4%. However, in the second quarter, the U.S. economy completed its transition from a stimulus-dependent to a self-sustaining expansion. The key marker was accelerated private employment growth, which was accompanied by an upswing in pretax income growth. However, overall economic growth moderated, and inflation increased. The combination of renormalizing economic conditions and rising inflation had a major effect on expected Federal Reserve Board policy. In June, the Fed raised interest rates by a quarter-percent to 1.25%--the first rate hike in four years.

During the first three months of the year, Treasury yields fell in response to continued labor market weakness, heightened geopolitical concerns, and bond-friendly rhetoric from the Fed. In the second quarter, the Treasury yield curve flattened and interest rates reversed the first quarter's decline as investors anticipated significantly higher short-term interest rates in the coming quarters. Between January 1st and June 30th, interest rates on the 30-year Treasury bond rose 23 basis points (1 basis point is equal to 1/100 of a percent) and increased 86 basis points on the two-year Treasury note.

During much of the period, we held a modestly long duration position, overweight at the front end of the curve. We reduced our holdings in residential mortgages during the first quarter on concerns about increasing fixed-rate supply, but moved to an overweight, mostly in lower coupons, in response to reduced supply and lower volatility in the second quarter. We overweighted investment-grade corporate bonds, focusing on select auto, telecom, and financial names. Treasuries and agency securities were underweighted. We maintained a modest overweight to asset-backed securities
(ABS). Based on our view that economy activity would pick up more quickly in the U.S. than in the Eurozone, we took a position in which we were long the Eurozone and short the U.S. We overweighted select issues in the high-yield and emerging markets.

WHY DID THE PORTFOLIO UNDERPERFORM ITS BENCHMARK?
Stronger than expected employment coupled with inflationary fears led to a significant increase in interest rates and a flattening of the yield curve. As a result, our duration position underperformed. Adding to performance was our active positioning in residential mortgages. Our position in the investment-grade sector was net neutral--strongly positive during the first half, but a drag on returns in the second quarter when the sector underperformed. After European interest rates outperformed five-year Treasuries, we took profits on the short-U.S./long-Eurozone trade. Our modest overweight to asset-backed and high-yield securities had a positive impact on performance. Detracting modestly was our position in emerging markets debt.

TIMOTHY H. NEUMANN
MARK SETTLES
Portfolio Managers
J.P. Morgan Investment Management Inc.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                           Percent of
          Description                                      Net Assets
          -----------------------------------------------------------
          Federal National Mortgage Assoc. (5.50%, TBA)      9.93%
          -----------------------------------------------------------
          Federal National Mortgage Assoc. (5.00%, TBA)      8.52%
          -----------------------------------------------------------
          Government National Mortgage Assoc. (6.00%, TBA)   4.21%
          -----------------------------------------------------------
          Federal National Mortgage Assoc. (6.00%, TBA)      3.88%
          -----------------------------------------------------------
          Federal Home Loan Mortgage Corp. (6.00%, TBA)      3.88%
          -----------------------------------------------------------
          U.S. Treasury Note (4.750%, 05/15/14)              2.95%
          -----------------------------------------------------------
          U.S. Treasury Note (4.000%, 06/15/09)              2.79%
          -----------------------------------------------------------
          Federal Home Loan Mortgage Corp. (5.50%, TBA)      2.30%
          -----------------------------------------------------------
          Government National Mortgage Assoc. (5.50%, TBA)   2.23%
          -----------------------------------------------------------
          U.S. Treasury Bond (5.375%, 02/15/31)              1.83%
          -----------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/04

                                    [CHART]


U.S. Agency Mortgage Backed             37.8%
Corporate Bonds & Debt Securities       25.5%
Asset-Backed Securities                 10.9%
Foreign                                  7.4%
U.S. Treasury                           11.0%
Collateralized Mortgage Obligations      7.4%




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Quality Bond Portfolio                 For the period ended 6/30/04
Managed by J.P. Morgan Investment Management Inc.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                 J.P. Morgan Quality Bond Portfolio managed by
    J.P. Morgan Investment Management Inc., vs. Citigroup BIG Bond Index/1/
                           Growth Based on $10,000+


                                    [CHART]

                  Citigroup Broad             J.P. Morgan Quality
            Investment Grade Bond Index/1/      Bond Portfolio
            ------------------------------    -------------------
  5/1/1996             $10,000                     $10,000
06/30/1996              10,122                      10,096
09/30/1996              10,311                      10,270
12/31/1996              10,623                      10,567
03/31/1997              10,567                      10,504
06/30/1997              10,948                      10,862
09/30/1997              11,312                      11,208
12/31/1997              11,646                      11,524
03/31/1998              11,834                      11,724
06/30/1998              12,107                      12,001
09/30/1998              12,609                      12,500
12/31/1998              12,661                      12,489
03/31/1999              12,603                      12,409
06/30/1999              12,486                      12,228
09/30/1999              12,576                      12,296
12/31/1999              12,555                      12,296
03/31/2000              12,830                      12,561
06/30/2000              13,049                      12,745
09/30/2000              13,447                      13,100
12/31/2000              14,011                      13,700
03/31/2001              14,443                      14,117
06/30/2001              14,517                      14,162
09/30/2001              15,202                      14,625
12/31/2001              15,205                      14,664
03/31/2002              15,215                      14,715
06/30/2002              15,751                      15,114
09/30/2002              16,475                      15,744
12/31/2002              16,739                      15,975
03/31/2003              16,973                      16,177
06/30/2003              17,408                      16,567
09/30/2003              17,378                      16,514
12/31/2003              17,441                      16,616
03/31/2004              17,910                      17,023
06/30/2004              17,473                      16,589


    ------------------------------------------------------------------
                                      Average Annual Return/2/
                                   (for the period ended 6/30/04)
    ------------------------------------------------------------------
                               1 Year 3 Year 5 Year Since Inception/3/
    ------------------------------------------------------------------
--  J.P. Morgan Quality
    Bond Portfolio--Class A     0.12% 5.41%  6.29%        6.39%
    Class B                    -0.12% 5.16%     --        4.89%
    ------------------------------------------------------------------
    Citigroup Broad Investment
- - Grade Bond Index/1/         0.37% 6.37%  6.95%        7.07%
    ------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Citigroup Broad Investment Grade Bond Index (BIG Index) is a market-capitalized weighted index that includes fixed-rate Treasury, government sponsored, corporate (Baa3/BBB or better) and mortgage securities. The Index is not available for direct investment and does not reflect any expenses.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Select Equity Portfolio                For the period ended 6/30/04
Managed by J.P. Morgan Investment Management Inc.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


HOW DID THE PORTFOLIO PERFORM?
Year-to-date through June 30, 2004, the Portfolio appreciated 4.2%, outperforming the S&P 500 Index/1/ return of 3.4%.

WHY DID THE PORTFOLIO PERFORM THIS WAY?
The Portfolio has outperformed year-to-date on the back of solid stock selection, most notably within the systems hardware, finance and industrial cyclicals sectors. At the stock-specific level, the largest contributor was a position in Sepracor, Inc., the drug maker, whose stock rose 121%, driven by the FDA's approval of its promising anti-insomnia drug, Estorra. Our overweight position in Tyco International Ltd., spurred results as the company's portfolio of diversified industrial products, together with an improved balance sheet, resulted in strong cash flow generation, growing investor confidence and a recent upgrade by Moody's. A position in CDW Corp., a direct marketer of computers, peripherals and software also did well as sales continued to trend above expectations.

On the negative side, stock picking within media, consumer stable and energy detracted from results. Within media, an overweight in Viacom, Inc.--Class B and an underweight in Yahoo, Inc., pressured performance. Viacom, Inc.'s stock fell most recently on the news of the resignation of the company's COO, Mel Karmazin. Yahoo rose as the company's first quarter numbers exceeded consensus and on-line advertising continued to strengthen. We have maintained our positions in both names, however, believing that Yahoo is very expensive from a valuation perspective and that Viacom, Inc.--Class B's stock is cheap, has very strong free cash flow prospects ($3 bn+ this year according to our forecast) and has at least two potentially positive catalysts on the horizon (the spin-off of Blockbuster and a large share repurchase). An underweight in AT&T Wireless Services, Inc., on news of the Cingular acquisition of it also hurt performance over the first six months of the year.

HOW WAS THE PORTFOLIO MANAGED?
At a high level, we continued to manage the portfolio with a focus on stocks identified by our fundamental research work as being inexpensive relative to our long-term earnings and cash flow forecasts, and their sector peers. Our view has been (and continues to be) that large cap stocks would be range bound. As such, we have added to risk when the market has fallen significantly and reduced when it has appreciated meaningfully. We have also been overweight names in the basic materials sector, as we prefer companies exposed to corporate demand rather than the consumer. Energy, a large sector overweight, has been reduced somewhat more recently. We have also looked to neutralize our underweight to utilities and pharmaceuticals as valuations are beginning to look more compelling.

At a stock level, we have been building positions in names where we have high conviction in business models, balance sheets and management. This should provide cover should volatility in the markets pick up again. From a macro perspective, we are most focused on inflation as it has become a real factor earlier in the cycle than we would have hoped. The progression of inflation will determine if the Federal Reserve will move slowly or more aggressively on its way to an unfriendly posture. Our view is that the Fed will be slower to raise rates in order to ensure a self-sustaining recovery and risk some inflation (which will be positive for our basic material and energy overweights) along the way.

THOMAS M. LUDDY
JONATHAN N. GOLUB
Portfolio Managers
J.P. Morgan Investment Management Inc.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                               Percent of
                      Description              Net Assets
                      -----------------------------------
                      Citigroup, Inc.            3.88%
                      -----------------------------------
                      General Electric Co.       3.44%
                      -----------------------------------
                      Tyco International, Ltd.   3.23%
                      -----------------------------------
                      Exxon Mobil Corp.          2.73%
                      -----------------------------------
                      Microsoft Corp.            2.68%
                      -----------------------------------
                      Pfizer, Inc.               2.67%
                      -----------------------------------
                      Morgan Stanley             2.35%
                      -----------------------------------
                      Johnson & Johnson, Inc.    2.24%
                      -----------------------------------
                      Praxair, Inc.              2.23%
                      -----------------------------------
                      Cisco Systems, Inc.        2.17%
                      -----------------------------------

--------------------------------------------------------------------------------
PORTFOLIO SECTORS (% of portfolio market value)
As of 6/30/04

                                    [CHART]


Non-Cyclical                   21.9%
Financial                      20.1%
Cyclical                       10.4%
Technology                     11.2%
Industrial                      4.4%
Energy                          7.6%
Basic Materials                 5.0%
Utilities                       2.6%
Communications                 10.0%
Diversified                     6.8%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Select Equity Portfolio                For the period ended 6/30/04
Managed by J.P. Morgan Investment Management Inc.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                J.P. Morgan Select Equity Portfolio, managed by
         J.P. Morgan Investment Management Inc., vs. S&P 500 Index/1/
                           Growth Based on $10,000+

                                    [CHART]

                                      J.P. Morgan Select
               S&P 500 Index/1/        Equity Portfolio
               ----------------       ------------------
  5/1/1996          $10,000                 $10,000
06/30/1996           10,297                   9,854
09/30/1996           10,615                  10,073
12/31/1996           11,499                  10,852
03/31/1997           11,808                  10,932
06/30/1997           13,869                  12,966
09/30/1997           14,908                  14,372
12/31/1997           15,336                  14,275
03/31/1998           17,475                  15,931
06/30/1998           18,052                  16,147
09/30/1998           16,256                  14,385
12/31/1998           19,718                  17,497
03/31/1999           20,700                  17,780
06/30/1999           22,160                  19,477
09/30/1999           20,777                  16,955
12/31/1999           23,868                  19,195
03/31/2000           24,415                  19,815
06/30/2000           23,768                  19,009
09/30/2000           23,540                  19,419
12/31/2000           21,699                  18,008
03/31/2001           19,125                  16,097
06/30/2001           20,244                  17,669
09/30/2001           17,272                  14,722
12/31/2001           19,119                  16,919
03/31/2002           19,172                  16,577
06/30/2002           16,603                  13,973
09/30/2002           13,734                  11,473
12/31/2002           14,893                  12,580
03/31/2003           14,424                  12,315
06/30/2003           16,646                  14,382
09/30/2003           17,087                  14,753
12/31/2003           19,168                  16,794
03/31/2004           19,492                  17,101
06/30/2004           19,827                  17,435


    -----------------------------------------------------------------
                                     Average Annual Return/2/
                                  (for the period ended 6/30/04)
    -----------------------------------------------------------------
                              1 Year 3 Year 5 Year Since Inception/3/
    -----------------------------------------------------------------
    J.P. Morgan Select Equity
--  Portfolio--Class A        21.21% -0.45% -2.19%       7.04%
    Class B                   20.94% -0.70%     --       2.74%
    -----------------------------------------------------------------
- - S&P 500 Index/1/          19.10% -0.69% -2.20%       8.74%
    -----------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett America's Value Portfolio              For the period ended 6/30/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET REVIEW
The U.S. economy began 2004 with much enthusiasm as it grew 4.5 percent during the first quarter, or significantly above potential. Meanwhile, second quarter economic growth, as measured by the Gross Domestic Product, is estimated at 3.0 percent. Despite having done relatively well, the economy's performance was not reflected in equity prices, for the early optimism faded as investor skepticism flourished leaving equity prices below their first quarter summit and prompting a mid-May trough in the stock market. Fortunately, by the end of the second quarter investor confidence returned and equity prices finished the first half of 2004 essentially flat.

Despite six months of above trend economic growth, which helped to generate approximately 1.2 million jobs, the unemployment rate held steady at 5.6 percent. The Federal Open Market Committee (FOMC)/1/ responded to the dynamic broad-based expansion of the U.S. economy with a shift it its policy statement regarding potential interest rate hikes; previously, it had emphasized "patience", but the new language implied imminent rate hikes, albeit at a "measured" pace. The altered vocabulary sent the 10-year Treasury yield soaring more than 100 basis points from its March low of 3.7 percent and drove equity prices down nearly 6 percent. The consolidation was a consequence of the market's fear of aggressive monetary tightening. (The second quarter ended with the FOMC raising the Fed Funds Rate by 25 basis points.) Also, speculators bid oil prices above $42 a barrel, which spread misguided panic of an oil supply-shock and surging inflation across the stock market and constrained equity performance. But fortunately in June, the Organization of Petroleum Exporting Countries (OPEC), at the prodding of Saudi Arabia, agreed to increase production quotas by 2.5 million barrels per day, and the price of oil stumbled off its highs; thereby, lifting an important burden off of the stock market. (As the first half expired the price of oil once again rose to about $40 a barrel.)

During the first six months of 2004, brisk economic expansion and productivity growth have enabled corporations to widen their profit margins. Corporate profits, as measured by the Department of Commerce, surged nearly 32 percent year-over-year during the first quarter, up from an impressive 29 percent in the fourth quarter of 2003. Fueled by low interest rates and a generous tax policy, robust consumer and business spending significantly contributed to the reported growth in corporate earnings. Corporate profits have also benefited from rapid productivity expansion, which has helped to contain unit labor costs--the largest on-going expense for most companies. We believe that productivity growth, currently forecasted to remain above its long-run average of 2.5 percent, should continue to foster wide corporate profit margins and justify higher equity prices through the duration of 2004.

EQUITY COMPONENT
Stock selection within the consumer discretionary sector was the primary contributor to relative performance for the six-month period ended June 30, 2004 versus the S&P 500 Index/2/. In particular, an auto parts distributor holding performed well based on reports of solid first quarter sales and earnings numbers and a favorable outlook. In its report, the company cited internal initiatives and an improving economy as reasons for the strong performance. Stock selection within the materials sector also aided relative returns. An agricultural products provider holding reported better than expected first quarter earnings and announced it expected to continue to build on its profitable seed business in the second quarter. Additionally, stock selection within the industrials sector benefited relative performance, as an industrial components maker holding announced that it would continue to build on reported record first quarter sales.

Stock selection within the utilities sector was the primary detractor from relative performance during the period, as the Portfolio's holdings in general, failed to keep pace with the S&P 500 Index returns. A certain utilities holding was the Portfolio's weakest performer and the a larger holding in the sector. Stock selection within the health care sector also hurt relative returns. The stock price of a pharmaceutical company holding suffered as it continued to struggle with previous accounting and legal issues. Additionally, stock selection within the telecomm services sector detracted from relative performance. A communications services company holding posted negative returns as investors reacted unfavorably to a company acquisition.

BOND COMPONENT
Lower rated high yield securities were among the top contributors to performance in the bond component of the Portfolio during the six-month period ended June 30, 2004. The Portfolio continued to benefit from its holdings in lower rated high yield securities during the period. Mortgage-backed securities, however, did not provide as strong a return as high-grade corporate holdings during the period. Holdings in convertible securities within the telecommunications sector were among the top performers for the semi-annual period. Convertibles within the technology sector were generally weak for the six-month period ended June 30, 2004.

OUTLOOK
In the equities market, the Portfolio continues to focus on the securities that offer high relative value and possess an attractive yield component. This 'bottoms-up' methodology is currently focused on stocks traditionally seen as cyclical - chemicals, paper, retailers and manufacturing companies primarily in North American markets. In our opinion, the U.S. dollar should continue to weaken and that, combined with a strengthening domestic economy, should benefit the Portfolio's holdings.

Within the bond market, we believe that good value opportunities may be found in the corporate market, particularly in high yield bonds. In general, fundamentals, such as cash flow, are currently quite favorable for many corporate issuers in our opinion. Moreover, we believe many bond market investors have over-compensated for the Fed's expected increases in interest rate targets.

Currently, in positioning the bond component of the Portfolio, we recognize three observations that we believe may help mitigate the negative effects of rising interest rates. First, significant assets, in our opinion, are currently held in money market and savings deposit accounts, earning negative real return. As such, we believe investors may soon turn to other asset classes to increase their rate of return. Second, as a larger percentage of Americans begins to enter retirement, we believe many will seek the reliable returns that fixed income investments have historically offered. Finally, we believe that companies are generally more focused on reducing their debt outstanding, compared with other periods. We believe that improving corporate fundamentals should also have a positive effect on the bond market.

TEAM MANAGED
Note to investors: The Portfolio is managed by a team of investment managers and analysts. The portfolio management team is headed by Edward von der Linde and Christopher J. Towle. Messrs. Von der Linde and Towle, Partners of Lord Abbett, have been with Lord Abbett since 1985 and 1980 respectively.

Note: The views of Lord, Abbett & Co. LLC and the Portfolio holdings described in this report are as of June 30, 2004; these views and the Portfolio's holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC (Federal Deposit Insurance Corporation), is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUES
As of 6/30/04

                                               Percent of
                      Description              Net Assets
                      -----------------------------------
                      Puget Energy, Inc.         2.46%
                      -----------------------------------
                      Tupperware Corp.           2.44%
                      -----------------------------------
                      R.R. Donnelley & Son Co.   2.43%
                      -----------------------------------
                      Genuine Parts Co.          2.40%
                      -----------------------------------
                      Eastman Chemical Co.       2.24%
                      -----------------------------------
                      H.J. Heinz Co.             2.20%
                      -----------------------------------
                      Ameren Corp.               2.17%
                      -----------------------------------
                      Chevron Texaco Corp.       2.15%
                      -----------------------------------
                      NiSource, Inc.             1.98%
                      -----------------------------------
                      Meadwestvaco Corp.         1.97%
                      -----------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett America's Value Portfolio              For the period ended 6/30/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               Lord Abbett America's Value Portfolio, managed by
                 Lord, Abbett & Co. LLC, vs. S&P 500 Index/2/
                            Growth Based on $10,000

                                    [CHART]



                S&P 500        Lord Abbett America's
                Index/2/         Value Portfolio
                --------       ---------------------
 5/01/2003      $10,000             $10,000
 6/30/2003       10,662              10,440
 9/30/2003       10,945              10,770
12/31/2003       12,278              12,104
 3/31/2004       12,485              12,524
 6/30/2004       12,700              12,781





--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/04

                                    [CHART]

Common Stock                            72.1%
Corporate Bonds & Debt Securities       20.5%
Convertible Bonds                        4.8%
Preferred Stock                          2.6%

    ---------------------------------------------------------------------
                                          Average Annual Return/4/
                                          (for the period ended 6/30/04)
    ---------------------------------------------------------------------
                                          1 Year    Since Inception/5/
    ---------------------------------------------------------------------
--  Lord Abbett America's Value Portfolio 22.43%         23.34%
    ---------------------------------------------------------------------
- - S&P 500 Index/2/                      19.11%         22.67%
    ---------------------------------------------------------------------

/1/The Federal Reserve controls the three tools of monetary policy- open market operations, the discount rate, and reserve requirements. The Board of Governors of the Federal Reserve System is responsible for the discount rate and reserve requirements, and the Federal Open Market Committee (FOMC) is responsible for open market operations. The FOMC holds eight regularly scheduled meetings per year. At these meetings, the Committee reviews economic and financial conditions, determines the appropriate stance of monetary policy, and assesses the risks to its long-run goals of price stability and sustainable economic growth.

/2/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/4/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/5/Inception of Class B shares is 5/1/03. Index returns are based on an inception date of 4/30/03.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio               For the period ended 6/30/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET REVIEW
Generally favorable worldwide economic conditions raised concern for many bond market investors in the first half of 2004. Inflation rose, as was evidenced by rising Consumer Price Index levels. Gross Domestic Product rose through the first quarter, the latest period for which data are available. The yield curve has shifted upward and flattened somewhat, as the spreads on shorter maturity notes have increased significantly. In addition, investors are keeping money on the sidelines as the money supply has continued to increase since the beginning of the year.

The yield on the bellwether 10-year Treasury note was somewhat volatile during the period. After declining for much of the first quarter, bond yields rose steadily through the second quarter. The back-up in rates was driven largely by anticipation of the Federal Reserve Board (the Fed) increase in target interest rates, which occurred at the June 30 meeting.

PORTFOLIO REVIEW
The Portfolio's performance was broad-based, encompassing all the major sectors, and reflecting the Portfolio's strategic shift toward economically sensitive, rather than interest-rate sensitive credits.

Higher rated yield securities were among the top performers in the six-months ended June 30, 2004. Mortgage-backed securities, however, did not provide as strong a return as high-grade corporate holdings during the period ended June 30, 2004. Holdings in convertible securities within the telecommunications sector were among the top performers for the semi-annual period ended June 30, 2004.

OUTLOOK
Within the bond market, we believe that good value opportunities may be found in the corporate market, particularly in high yield bonds. In general, fundamentals are currently quite favorable for many corporate issuers in our opinion. Moreover, we believe many bond market watchers have over-compensated for the Fed's expected increases in interest rate targets.

Currently, we are particularly cognizant of three aspects that can mitigate the negative effects of rising interest rates. First, significant assets, in our opinion, are currently held in money market and savings deposit accounts, earning negative real return. We believe: Investors may soon turn to other asset classes to increase their rate of return. Second, as a larger percentage of Americans begin to enter retirement, we believe many will seek the reliable returns that bonds have historically offered. Finally, companies are generally more focused on reducing their debt outstanding, compared with historic periods. We believe improving corporate fundamentals will also have a positive effect on the bond market.

CHRISTOPHER J. TOWLE
Portfolio Manager & Partner
Lord, Abbett & Co. LLC

Note: The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as of June 30, 2004; these views and the Portfolio's holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC (Federal Deposit Insurance Corporation), is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                              Percent of
        Description                                           Net Assets
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (6.000%, 05/01/2033)   1.05%
        ----------------------------------------------------------------
        Federal Home Loan Mortgage Assoc.                       0.92%
        ----------------------------------------------------------------
        Fisher Scientific International, Inc.                   0.80%
        ----------------------------------------------------------------
        Quest Capital Funding, Inc.                             0.78%
        ----------------------------------------------------------------
        Iron Mountain, Inc.                                     0.73%
        ----------------------------------------------------------------
        Semco Energy, Inc.                                      0.72%
        ----------------------------------------------------------------
        Paxson Communications Corp.                             0.71%
        ----------------------------------------------------------------
        Insight Communications, Inc.                            0.71%
        ----------------------------------------------------------------
        Placer Dome, Inc.                                       0.70%
        ----------------------------------------------------------------
        AMC Entertainment, Inc.                                 0.67%
        ----------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/04

                                    [CHART]


Corporate Bonds                  93.1%
Equity Securities                 4.0%
U.S. Government Agency            2.9%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio               For the period ended 6/30/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               Lord Abbett Bond Debenture Portfolio, managed by
               Lord, Abbett & Co. LLC, vs Indices 1/1/ and 2/2/
                           Growth Based on $10,000+

                                    [CHART]


                 First Boston
                  High Yield       Lehman Brothers       Lord Abbett Bond
                  Index/2/           Bond Index/1/      Debenture Portfolio
                 ----------          -------------      -------------------
 05/1/1996         $10,000            $10,000               $10,000
05/31/1996          10,081                                   10,000
06/30/1996          10,103             10,114                10,201
09/30/1996          10,482             10,300                10,790
12/31/1996          10,945             10,609                11,288
03/31/1997          11,106             10,550                11,432
06/30/1997          11,585             10,938                12,147
09/30/1997          12,130             11,302                12,778
12/31/1997          12,326             11,636                13,052
03/31/1998          12,697             11,815                13,709
06/30/1998          12,857             12,091                13,791
09/30/1998          12,067             12,603                13,197
12/31/1998          12,397             12,646                13,869
03/31/1999          12,601             12,581                14,082
06/30/1999          12,747             12,470                14,004
09/30/1999          12,543             12,555                13,812
12/31/1999          12,804             12,540                14,341
03/31/2000          12,639             12,817                14,479
06/30/2000          12,695             13,039                14,551
09/30/2000          12,782             13,433                14,871
12/31/2000          12,135             13,998                14,465
03/31/2001          12,733             14,422                14,859
06/30/2001          12,654             14,503                14,782
09/30/2001          12,151             15,173                14,180
12/31/2001          12,837             15,179                15,010
03/31/2002          13,159             15,194                15,089
06/30/2002          12,857             15,757                14,585
09/30/2002          12,494             16,480                14,264
12/31/2002          13,234             16,739                14,950
03/31/2003          14,148             16,971                15,505
06/30/2003          15,526             17,396                16,629
09/30/2003          15,998             17,371                16,950
12/31/2003          16,931             17,427                17,867
03/31/2004          17,383             17,889                18,194
06/30/2004          17,350             17,452                18,001


    ------------------------------------------------------------------
                                      Average Annual Return/3/
                                   (for the period ended 6/30/04)
    ------------------------------------------------------------------
                               1 Year 3 Year 5 Year Since Inception/4/
    ------------------------------------------------------------------
    Lord Abbett Bond Debenture
    Portfolio--Class A          8.25%  6.79% 5.15%        7.46%
--  Class B                     8.00%  6.53%    --        5.87%
    Class E                     8.09%     --    --        8.02%
    ------------------------------------------------------------------
    Lehman Brothers Aggregate
--  Bond Index/1/               0.33%  6.36% 6.95%        7.06%
    ------------------------------------------------------------------
    Credit Suisse First Boston
- - High Yield Index/2/        11.74% 11.10% 6.36%        6.98%
    ------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Lehman Brothers Aggregate Bond Index is a broad measure of the performance of the taxable bonds in the U.S. market, with maturities of at least one year. The Index does not include fees or expenses and is not available for direct investment.

/2/The Credit Suisse First Boston High Yield Index is an unmanaged index representative of lower rated debt, including straight-preferred stocks. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Inception date Class E shares is 4/2/02. Index returns are based on an inception date of 5/1/96.

A NOTE ABOUT RISK: The Portfolio has the ability to invest up to 80% of total assets in debt securities, which may include high-yield debt securities. The risks of high-yield debt securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. In addition, the Portfolio may invest up to 20% of net assets at market value in equity securities of large cap companies including common stock, preferred stock, convertible preferred stock, warrants and similar investments. In addition, the Portfolio may invest up to 20% of net assets at market value in debt and equity securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio            For the period ended 6/30/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET REVIEW
The U.S. economy began 2004 with much enthusiasm as it grew 4.5 percent during the first quarter, or significantly above potential. Meanwhile, second quarter economic growth, as measured by Gross Domestic Product, is estimated at 3.0 percent. Despite having done relatively well, the economy's performance was not reflected in equity prices, for the early optimism faded as investor skepticism flourished leaving equity prices below their first quarter summit and prompting a mid-May trough in the stock market. Fortunately, by the end of the second quarter investor confidence returned and equity prices finished the first half of 2004 essentially flat.

Despite six months of above trend economic growth, which helped to generate approximately 1.2 million jobs, the unemployment rate held steady at 5.6 percent. The Federal Open Market Committee (FOMC)/ 1/ responded to the dynamic broad-based expansion of the U.S. economy with a shift it its policy statement regarding potential interest rate hikes; previously, it had emphasized "patience", but the new language implied imminent rate hikes, albeit at a "measured" pace. The altered vocabulary sent the 10-year Treasury yield soaring more than 100 basis points from its March low of 3.7 percent and drove equity prices down nearly 6 percent. The consolidation was a consequence of the market's fear of aggressive monetary tightening. (The second quarter ended with the FOMC raising the Fed Funds Rate by 25 basis points.) Also, speculators bid oil prices above $42 a barrel, which spread misguided panic of an oil supply-shock and surging inflation across the stock market and constrained equity performance. But fortunately in June, the Organization of Petroleum Exporting Countries (OPEC), at the prodding of Saudi Arabia, agreed to increase production quotas by 2.5 million barrels per day, and the price of oil stumbled off its highs; thereby, lifting an important burden off of the stock market. (As the first half expired the price of oil once again rose to about $40 a barrel.)

During the first six months of 2004, brisk economic expansion and productivity growth have enabled corporations to widen their profit margins. Corporate profits, as measured by the Department of Commerce, surged nearly 32 percent year-over-year during the first quarter, up from an impressive 29 percent in the fourth quarter of 2003. Fueled by low interest rates and a generous tax policy, robust consumer and business spending significantly contributed to the reported growth in corporate earnings. Corporate profits have also benefited from rapid productivity expansion, which has helped to contain unit labor costs--the largest on-going expense for most companies. We believe that productivity growth, currently forecasted to remain above its long-run average of 2.5 percent, should continue to foster wide corporate profit margins and justify higher equity prices through the duration of 2004.

PORTFOLIO REVIEW
Stock selection within the information technology sector aided performance relative to the S&P 500 Index/2/. Certain technology holdings benefited from reports of solid first quarter earnings announcements based on strong product sales. A relative overweight within the energy sector, compared to the S&P 500 Index, also benefited performance for the six-month period ended June 30, 2004. Within the consumer discretionary sector, certain media holdings have been hurt by disappointing advertising sales and announcements of first quarter earnings that fell short of expectations. Stock selection within the materials sector detracted from relative performance as certain holdings were hurt by lower-than-expected first quarter earnings announcements.

OUTLOOK
During the six-month period ended June 30, 2004, the Portfolio added selectively to the industrials and health care sectors. The Portfolio has reduced the cyclical bias, with new emphasis on health care and consumer staples stocks. The Portfolio will continue to maintain a bias toward technology and industrial companies. Lord Abbett & Co. LLC will continue to implement the disciplined investment process and philosophy that has guided the firm for seventy-five years.

TEAM MANAGED
Note to investors: The Portfolio is managed by a team of investment managers and analysts. The portfolio management team is headed by Robert G. Morris, W. Thomas Hudson, Jr. and Eli Salzman. Messrs. Morris, Hudson and Salzman, Partners of Lord Abbett, have been in the investment business since 1971, 1965 and 1986 respectively.

Note: The views of Lord, Abbett & Co. LLC and the Portfolio holdings described in this report are as of June 30, 2004; these views and the Portfolio's holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC (Federal Deposit Insurance Corporation), is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 Exxon Mobil Corp.                    4.93%
                 ---------------------------------------------
                 Deere & Co.                          2.80%
                 ---------------------------------------------
                 Motorola, Inc.                       2.56%
                 ---------------------------------------------
                 International Paper Co.              2.26%
                 ---------------------------------------------
                 Bank One Corp.                       2.18%
                 ---------------------------------------------
                 Verizon Communications, Inc.         2.14%
                 ---------------------------------------------
                 American International Group, Inc.   2.09%
                 ---------------------------------------------
                 Citigroup, Inc.                      2.04%
                 ---------------------------------------------
                 Walt Disney Co.                      2.00%
                 ---------------------------------------------
                 Apple Computer, Inc.                 1.87%
                 ---------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO SECTORS (% of portfolio market value)
As of 6/30/04
                                    [CHART]

Basic Materials                 9.5%
Communications                  8.4%
Cyclical                        7.5%
Energy                          8.7%
Financials                     17.3%
Industrial                     20.9%
Non-Cyclical                   18.4%
Technology                      7.4%
Utilities                       1.9%




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio            For the period ended 6/30/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


              Lord Abbett Growth and Income Portfolio, managed by
                 Lord, Abbett & Co. LLC, vs. S&P 500 Index/2/
                           Growth Based on $10,000+

                                    [CHART]

             S&P MidCap 500/        Lord Abbett Growth
             BARRA Value Index/2/   and Income Portfolio
             -------------------    --------------------
12/11/1989         $10,000                 $10,000
12/31/1989          10,210
03/31/2000          42,738                  45,130
06/30/2000          40,904                  44,336
09/30/2000          44,508                  47,921
12/31/2000          45,233                  51,971
03/31/2001          42,279                  47,127
06/30/2001          44,144                  49,814
09/30/2001          36,993                  42,989
12/31/2001          39,937                  48,973
03/31/2002          40,464                  50,927
06/30/2002          36,155                  45,397
09/30/2002          28,758                  36,408
12/31/2002          31,605                  40,184
03/31/2003          29,863                  38,074
06/30/2003          35,490                  44,851
09/30/2003          36,391                  46,233
12/31/2003          41,653                  52,664
03/31/2004          43,048                  53,917
06/30/2004          43,389                  54,650



    ------------------------------------------------------------------
                                  Average Annual Return/3/
                               (for the period ended 6/30/04)
    ------------------------------------------------------------------
                       1 Year 3 Year 5 Year 10 Year Since Inception/4/
    ------------------------------------------------------------------
    Lord Abbett Growth
    and Income
--  Portfolio--Class A 21.84%  3.14%  4.16% 12.35%       12.37%
    Class B            21.48%  2.89%     --     --        5.36%
    ------------------------------------------------------------------
- - S&P 500 Index/2/   19.10% -0.69% -2.22% 11.83%       10.92%
    ------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Federal Reserve controls the three tools of monetary policy- open market operations, the discount rate, and reserve requirements. The Board of Governors of the Federal Reserve System is responsible for the discount rate and reserve requirements, and the Federal Open Market Committee (FOMC) is responsible for open market operations. The FOMC holds eight regularly scheduled meetings per year. At these meetings, the Committee reviews economic and financial conditions, determines the appropriate stance of monetary policy, and assesses the risks to its long-run goals of price stability and sustainable economic growth.

/2/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A shares is 12/11/89. Returns shown for the Class A shares are the historical returns of the Lord Abbett Growth & Income Portfolio of Cova Series Trust (from January 8, 1999 through December 31, 2000) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from December 11, 1989 through January 7, 1999). Inception of the Class B shares is 3/22/01. Index returns are based on an inception date of 12/11/89.

A NOTE ABOUT RISK: The Portfolio may invest up to 10% of gross assets at market value in securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth Opportunities Portfolio         For the period ended 6/30/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET REVIEW
The U.S. economy began 2004 with much enthusiasm as it grew 4.5 percent during the first quarter, or significantly above potential. Meanwhile, second quarter economic growth, as measured by the Gross Domestic Product, is estimated at 3.0 percent. Despite having done relatively well, the economy's performance was not reflected in equity prices, for the early optimism faded as investor skepticism flourished leaving equity prices below their first quarter summit and prompting a mid-May trough in the stock market. Fortunately, by the end of the second quarter investor confidence returned and equity prices finished the first half of 2004 essentially flat.

Despite six months of above trend economic growth, which helped to generate approximately 1.2 million jobs, the unemployment rate held steady at 5.6 percent. The Federal Open Market Committee (FOMC)/1 /responded to the dynamic broad-based expansion of the U.S. economy with a shift it its policy statement regarding potential interest rate hikes; previously, it had emphasized "patience", but the new language implied imminent rate hikes, albeit at a "measured" pace. The altered vocabulary sent the 10-year Treasury yield soaring more than 100 basis points from its March low of 3.7 percent and drove equity prices down nearly 6 percent. The consolidation was a consequence of the market's fear of aggressive monetary tightening. (The second quarter ended with the FOMC raising the Fed Funds Rate by 25 basis points.) Also, speculators bid oil prices above $42 a barrel, which spread misguided panic of an oil supply-shock and surging inflation across the stock market and constrained equity performance. But fortunately in June, the Organization of Petroleum Exporting Countries (OPEC), at the prodding of Saudi Arabia, agreed to increase production quotas by 2.5 million barrels per day, and the price of oil stumbled off its highs; thereby, lifting an important burden off of the stock market. (As the first half expired the price of oil once again rose to about $40 a barrel.)

During the first six months of 2004, brisk economic expansion and productivity growth have enabled corporations to widen their profit margins. Corporate profits, as measured by the Department of Commerce, surged nearly 32 percent year-over-year during the first quarter, up from an impressive 29 percent in the fourth quarter of 2003. Fueled by low interest rates and a generous tax policy, robust consumer and business spending significantly contributed to the reported growth in corporate earnings. Corporate profits have also benefited from rapid productivity expansion, which has helped to contain unit labor costs--the largest on-going expense for most companies. We believe that productivity growth, currently forecasted to remain above its long-run average of 2.5 percent, should continue to foster wide corporate profit margins and justify higher equity prices through the duration of 2004.

PORTFOLIO REVIEW
The most significant detractor from relative performance versus the Russell Midcap Growth Index/2/ during the six-month period ending June 30, 2004 was the healthcare sector. The Portfolio suffered due to stock selection within pharmaceuticals, particularly, as certain holdings were affected by negative earnings announcements or news events. The materials & processing sector also detracted from performance, as the increasing costs of raw material acted as a drag on certain holdings earnings.

The most significant contributor to relative performance during the six-month period ended June 30, 2004, was technology. The Portfolio's modest underweight of this sector, especially semiconductors, added value as this sector was among the weakest during the first half of the year. The Portfolio also benefited from stock selection in financial services, as certain financial service firms enjoyed strong returns.

OUTLOOK
Moving forward into the second half of the year, we expect the global economic recovery to continue along its current pace into 2005. Corporate profit growth should remain robust, and we believe inflationary pressures are under control. The Federal Reserve has raised the fed funds rate 25 basis points, (the first time in four years) and is expected to incrementally raise rates further over the next year. These measures should act as a damper on inflation, but may also slow consumer spending somewhat. In addition, we expect U.S. corporate profit growth will slow over the next several quarters, as interest expense and employee wages trend higher. We believe business spending will play a larger role in fueling economic growth over the next year. Capital expenditure and inventory investment have increased, indicating optimism on the part of corporate executives, which should benefit the stock market in coming quarters. We believe that stock valuations are currently at reasonable levels, considering high profit growth and low interest rates. The team is carefully pruning the Portfolio to stay well positioned in those industries benefiting the most from the economic recovery.

KEVIN P. FERGUSON
Portfolio Manager
Lord, Abbett & Co. LLC

Note: The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as of June 30, 2004; these views and the Portfolio's holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC (Federal Deposit Insurance Corporation), is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                       Percent of
              Description                              Net Assets
              ---------------------------------------------------
              Caremark Rx, Inc.                          2.66%
              ---------------------------------------------------
              Nextel Partners, Inc.--Class A             2.12%
              ---------------------------------------------------
              Entercom Communications Corp.              1.90%
              ---------------------------------------------------
              Clorox Company (The)                       1.80%
              ---------------------------------------------------
              Ingersoll-Rand Co.--Class A                1.73%
              ---------------------------------------------------
              Electronics for Imaging, Inc.              1.67%
              ---------------------------------------------------
              MSC Industrial Direct Co., Inc.--Class A   1.66%
              ---------------------------------------------------
              PETCO Animal Supplies, Inc.                1.66%
              ---------------------------------------------------
              XTO Energy, Inc.                           1.65%
              ---------------------------------------------------
              Avaya, Inc.                                1.65%
              ---------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO SECTORS (% of portfolio market value)
As of 6/30/04

                                    [CHART]

Basic Materials                  3.7%
Communications                  10.6%
Cyclical                        11.1%
Energy                           4.1%
Financials                       9.6%
Industrial                      17.2%
Non-Cyclical                    31.2%
Technology                      12.5%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth Opportunities Portfolio         For the period ended 6/30/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


            Lord Abbett Growth Opportunities Portfolio, managed by
          Lord, Abbett & Co. LLC, vs. Russell Midcap Growth Index/2/
                           Growth Based on $10,000+

                                    [CHART]

                   Russell Midcap            Lord Abbett Growth
                   Growth Index/1/         Opportunities Portfolio
                ---------------------      -----------------------
 2/12/2001             $10,000                   $10,000
 3/31/2001               7,729                     8,440
 6/30/2001               8,979                     9,640
 9/30/2001               6,483                     7,710
12/31/2001               8,237                     8,930
 3/31/2002               8,092                     8,720
 6/30/2002               6,614                     7,800
 9/30/2002               5,478                     6,570
12/31/2002               5,980                     6,750
 3/31/2003               5,979                     6,770
 6/30/2003               7,101                     7,950
 9/30/2003               7,609                     8,160
12/31/2003               8,535                     9,160
 3/31/2004               8,948                     9,460
 6/30/2004               9,042                     9,471



    -----------------------------------------------------------------
                                        Average Annual Return/3/
                                     (for the period ended 6/30/04)
    -----------------------------------------------------------------
                                     1 Year 3 Year Since Inception/4/
    -----------------------------------------------------------------
    Lord Abbett Growth Opportunities
--  Portfolio--Class A               19.48% -0.28%      -0.03%
    Class B                          19.12% -0.59%      -1.60%
    -----------------------------------------------------------------
- - Russell Midcap Growth Index/2/   27.33%  0.23%      -2.93%
    -----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Federal Reserve controls the three tools of monetary policy- open market operations, the discount rate, and reserve requirements. The Board of Governors of the Federal Reserve System is responsible for the discount rate and reserve requirements, and the Federal Open Market Committee (FOMC) is responsible for open market operations. The FOMC holds eight regularly scheduled meetings per year. At these meetings, the Committee reviews economic and financial conditions, determines the appropriate stance of monetary policy, and assesses the risks to its long-run goals of price stability and sustainable economic growth.

/2/The Russell Midcap Growth Index is an unmanaged index and measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 2/12/01.

A NOTE ABOUT RISK: The Portfolio invests primarily in common stocks of mid-sized companies with market capitalizations between $1 billion and $10 billion, which tend to be more volatile and can be less liquid than other types of stocks. Also, mid-cap companies may have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. These factors can affect portfolio performance.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio                For the period ended 6/30/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET REVIEW
The U.S. economy began 2004 with much enthusiasm as it grew 4.5 percent during the first quarter, or significantly above potential. Meanwhile, second quarter economic growth, as measured by the Gross Domestic Product, is estimated at 3.0 percent. Despite having done relatively well, the economy's performance was not reflected in equity prices, for the early optimism faded as investor skepticism flourished leaving equity prices below their first quarter summit and prompting a mid-May trough in the stock market. Fortunately, by the end of the second quarter investor confidence returned and equity prices finished the first half of 2004 essentially flat.

Despite six months of above trend economic growth, which helped to generate approximately 1.2 million jobs, the unemployment rate held steady at 5.6 percent. The Federal Open Market Committee (FOMC)/1 /responded to the dynamic broad-based expansion of the U.S. economy with a shift it its policy statement regarding potential interest rate hikes; previously, it had emphasized "patience", but the new language implied imminent rate hikes, albeit at a "measured" pace. The altered vocabulary sent the 10-year Treasury yield soaring more than 100 basis points from its March low of 3.7 percent and drove equity prices down nearly 6 percent. The consolidation was a consequence of the market's fear of aggressive monetary tightening. (The second quarter ended with the FOMC raising the Fed Funds Rate by 25 basis points.) Also, speculators bid oil prices above $42 a barrel, which spread misguided panic of an oil supply-shock and surging inflation across the stock market and constrained equity performance. But fortunately in June, the Organization of Petroleum Exporting Countries (OPEC), at the prodding of Saudi Arabia, agreed to increase production quotas by 2.5 million barrels per day, and the price of oil stumbled off its highs; thereby, lifting an important burden off of the stock market. (As the first half expired the price of oil once again rose to about $40 a barrel.)

During the first six months of 2004, brisk economic expansion and productivity growth have enabled corporations to widen their profit margins. Corporate profits, as measured by the Department of Commerce, surged nearly 32 percent year-over-year during the first quarter, up from an impressive 29 percent in the fourth quarter of 2003. Fueled by low interest rates and a generous tax policy, robust consumer and business spending significantly contributed to the reported growth in corporate earnings. Corporate profits have also benefited from rapid productivity expansion, which has helped to contain unit labor costs--the largest on-going expense for most companies. We believe that productivity growth, currently forecasted to remain above its long-run average of 2.5 percent, should continue to foster wide corporate profit margins and justify higher equity prices through the duration of 2004.

PORTFOLIO REVIEW
Stock selection within the materials and processing sector was the primary contributor to relative performance for the six-month period ended June 30, 2004 versus the Russell Midcap Index/2/. In particular, an agricultural products provider holding reported better than expected first quarter earnings and continued to build on its profitable seed business in the second quarter. Stock selection within the consumer discretionary sector also aided relative performance. The primary contributor within the sector was a retailer holding. Investors reacted favorably to the company's strong sales and the expected sale of their wholly owned drugstore chain. Another stock that contributed significantly to performance was an energy exploration and production company holding which announced the discovery of a major new natural gas reserve that could meaningfully increase the company's future earnings.

The primary detractor from relative performance was stock selection within the utilities sector. Portfolio holdings in general failed to keep pace with the Russell Midcap Index. One particular holding was the Portfolio's weakest performer and the largest holding within the sector. Stock selection within the health care sector also hurt returns. A managed health care services provider was the weakest performer within the sector. The stock declined as ongoing operational issues caused analysts to lower their outlook for profits. Another detractor from relative performance was a technology company, which provides electronic design software primarily to the semi-conductor industry, announced disappointing new orders, leading to lower earnings confidence for 2004.

OUTLOOK
We remain focused on bottom-up selection of attractively valued stocks whose issuing companies are likely to experience a set of catalysts that we believe can enhance profitability. Neither economic nor interest rate forecasting are a primary part of our investment process. Nonetheless, conversations with our companies lead us to conclude that the current economic expansion will likely continue at least into next year.
Additionally, as inventories are low in a number of industries, we expect rising prices to become prevalent in an increasing number of product categories and industries. In our opinion, the combined effect of economic expansion, low inventories and increasing prices will likely prompt an increase in U.S. interest rates for some time to come. We believe the Portfolio is well positioned to benefit from this environment as it is overweighted in companies that would benefit from economic expansion and underweighted in companies that are likely to be disadvantaged in periods of rising interest rates.

So far this year, relative movements in stock prices seem to be driven more by fundamental company specific developments than by the indiscriminant multiple expansion that was dominant in 2003. We are comfortable that as this year progresses, the company specific catalysts which we have identified for our stocks will become recognized by other investors, leading to solid performance.

EDWARD VON DER LINDE
Portfolio Manager, Partner
Lord, Abbett & Co. LLC

Note: The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as of June 30, 2004; these views and the Portfolio's holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC (Federal Deposit Insurance Corporation), is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                              Percent of
                        Description           Net Assets
                        --------------------------------
                        Eastman Chemical Co.    2.63%
                        --------------------------------
                        Monsanto Co.            2.56%
                        --------------------------------
                        SAFECO Corp.            2.45%
                        --------------------------------
                        Genuine Parts Co.       2.41%
                        --------------------------------
                        Pactiv Corp.            2.37%
                        --------------------------------
                        EOG Resources, Inc.     2.35%
                        --------------------------------
                        Georgia-Pacific Corp.   2.31%
                        --------------------------------
                        Halliburton Co.         2.27%
                        --------------------------------
                        Aetna, Inc.             2.18%
                        --------------------------------
                        Dana Corp.              2.16%
                        --------------------------------

--------------------------------------------------------------------------------
PORTFOLIO SECTORS (% of portfolio market value)
As of 6/30/04

                                    [CHART]




Basic Materials              22.1%
Communications                3.3%
Cyclical                     21.1%
Energy                       10.5%
Financials                    15.3%
Industrial                    6.4%
Non-Cyclical                 12.4%
Technology                    4.2%
Utilities                     4.7%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio                For the period ended 6/30/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                Lord Abbett Mid-Cap Value Portfolio, managed by
                  Lord, Abbett & Co. LLC, vs. Indices 1 and 2
                           Growth Based on $10,000+


                                     [CHART]


                  S&P 400                                 Lord Abbett
               MidCap/BARRA           Russell            Mid-Cap Value
               Value Index/2/     MidCap Index/1/          Portfolio
              --------------     ----------------        -------------
08/20/1997        $10,000              $10,000              $10,000
09/30/1997         10,630               10,561               10,440
12/31/1997         11,204               10,678               10,490
03/31/1998         12,306               11,833               11,361
06/30/1998         11,797               11,654               11,308
09/30/1998         10,169                9,927                9,383
12/31/1998         11,727               11,757               10,606
03/31/1999         10,783               11,702               10,125
06/30/1999         12,392               12,973               11,829
09/30/1999         11,185               11,858               10,940
12/31/1999         12,000               13,902               11,211
03/31/2000         12,752               15,304               12,366
06/30/2000         12,413               14,614               13,198
09/30/2000         14,033               15,609               14,890
12/31/2000         15,341               15,049               17,139
03/31/2001         14,811               13,470               16,703
06/30/2001         16,497               14,754               17,659
09/30/2001         14,351               12,119               16,267
12/31/2001         16,436               14,203               18,527
03/31/2002         18,068               14,807               19,674
06/30/2002         17,007               13,393               18,472
09/30/2002         13,864               11,031               15,754
12/31/2002         14,775               11,904               16,802
03/31/2003         13,918               11,623               15,426
06/30/2003         16,588               13,746               17,910
09/30/2003         17,782               14,631               18,796
12/31/2003         20,716               16,675               21,196
03/31/2004         21,862               17,532               22,625
06/30/2004         22,122               17,786               23,245




    ---------------------------------------------------------------
                                   Average Annual Return/4/
                                (for the period ended 6/30/04)
    ---------------------------------------------------------------
                            1 Year 3 Year 5 Year Since Inception/5/
    ---------------------------------------------------------------
    Lord Abbett Mid-Cap
    Value
--  Portfolio--Class A      29.79%  9.60% 14.47%      13.08%
    Class B                 29.43%  9.30%     --      10.62%
    ---------------------------------------------------------------
    S&P MidCap 400/Barra
--  Value Index/3/          33.36% 10.27% 12.29%      12.16%
    ---------------------------------------------------------------
- - Russell Midcap Index/2/ 29.39%  6.42%  6.51%       8.75%
    ---------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Federal Reserve controls the three tools of monetary policy- open market operations, the discount rate, and reserve requirements. The Board of Governors of the Federal Reserve System is responsible for the discount rate and reserve requirements, and the Federal Open Market Committee (FOMC) is responsible for open market operations. The FOMC holds eight regularly scheduled meetings per year. At these meetings, the Committee reviews economic and financial conditions, determines the appropriate stance of monetary policy, and assesses the risks to its long-run goals of price stability and sustainable economic growth.

/2/The Russell Midcap Index is an unmanaged index and measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $6.1 billion; the median market capitalization was approximately $3.3 billion. The Index had a market capitalization range of approximately $13.4 billion to $1.4 billion. The Index does not include fees or expenses and is not available for direct investment.

/3/The S&P MidCap 400/Barra Value Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The blended index is constructed by selecting the stocks in each index with high book-to-price ratios. Indices cited are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

/4/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/5/Inception of the Class A shares is 8/20/97. Inception of the Class B shares is 4/3/01. The Russell Midcap Index returns are based on an inception date of 8/20/97. The S&P 400 Mid-Cap/BARRA Value Index returns are based on an inception date of 8/1/97.

A NOTE ABOUT RISK: The Portfolio may invest up to 10% of net assets at market value in securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS Research International Portfolio               For the period ended 6/30/04
Managed by Massachusetts Financial Services Company

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET ENVIRONMENT
The turnaround in global stock markets that began in 2003 continued into the first quarter of 2004. The release of increasingly positive economic, corporate earnings, and corporate capital spending numbers helped drive global equity markets.

In the second quarter, many measures of the global economy--including employment, consumer spending, corporate capital expenditures, and earnings--continued to improve. However, stock prices, which made only modest gains in the second quarter, generally did not reflect these improvements.

We believe that several factors held back equity markets. One was the expectation that we were entering a period of rising interest rates, particularly in the United States. The U.S. Federal Reserve Board fulfilled these expectations with a rate increase of 0.25% on the last day of the period. The Bank of England, meanwhile, announced a pair of rate hikes and set the expectation for more in the future.

Investors may also have felt that corporations would have difficulty showing strong year-over-year gains in the latter half of 2004, after earnings growth had improved strongly in the second half of 2003.

Investor concerns about geopolitical instability seemed, in our view, to hold back stock prices as well. We believe the March 2004 train bombings in Spain, continued unrest in Iraq, and terrorism in Saudi Arabia brought international political concerns to the forefront of investors' minds. Political instability in the Mid East, which could constrict oil supplies and bring additional oil price hikes, caused many investors, we think, to assume that the global economic recovery might slow down. Finally, in our view, worries that the Chinese economic engine would sputter acted as a drag on the global economy. Companies around the world supply China with raw materials and finished goods. As a result, any changes in the conditions of China's economy can have considerable ripple effects around the world.

CONTRIBUTORS TO PERFORMANCE
Our stock selection in the financial services sector was the most prominent contributor to performance relative to the Portfolio's benchmark, the (Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index/1/. Performance in this sector was paced by our position in OTP Bank Ltd., which posted strong positive absolute results during the period but is not a position measured by the benchmark. An overweighted position in Aiful Corp. also fueled performance in the financial services sector.

An overweighted position in autos and housing stocks helped generate strong relative returns during a period in which this sector outperformed the wider market. We also benefited from a number of selected positions in autos and housing stocks, such as an overweighted investment in Sekisui Chemical Co., Ltd. relative to the benchmark. This stock posted strong absolute returns and was the single greatest individual contributor to relative performance among all the holdings in the Portfolio. Autos and housing stock Bridgestone Corp. was another leading contributor to performance during the period.

Several other individual holdings also helped drive returns, including Softbank Corp., Kibun Food Chemifa., Ltd, BP Plc. and Reckitt Benckiser, Plc. In addition, we avoided positions in GlaxoSmithKline, Plc. and Nokia Oyj, both of which are tracked by the MSCI EAFE Index. This helped improve relative performance as both stocks sank over the period.

DETRACTORS FROM PERFORMANCE
Our selection of stocks in the health care sector was a significant drag on relative performance during the period. In particular, we had an overweighted position on Sanofi-Synthelabo S.A. at a time when the stock posted broadly negative results.

The Portfolio's cash position was also a leading detractor from relative performance. As with nearly all portfolios, this account holds some cash to buy new holdings and to cover account-holder redemptions. In a period when global equity markets rose, holding cash hurt performance against our benchmark, which has no cash position.

Several individual stocks from a variety of sectors helped inhibit the Portfolio's performance. These included easyJet, Plc., Kookmin Bank, Round One Corp., Companhia Vale do Rio Doce (ADR), and Molson, Inc. - Class A, all of which performed negatively during the period and are not tracked by the Portfolio's benchmark, thereby detracting from relative results. Seiko Epson Corp., Fujikura Ltd, and Ericsson also proved to be among the most negative contributors to the Portfolio's performance. Our positions in Round One Corp, Molson, Inc. - Class A, and Fujikura Ltd., were sold from the Portfolio by the end of the period.

TEAM MANAGED
Note to investors: The Portfolio is managed by a committee of MFS equity Research Analysts. David Antonelli monitors overall Portfolio management. Mr. Antonelli had previously managed the Portfolio independently.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 06/30/04

                                                   Percent of
                  Description                      Net Assets
                  -------------------------------------------
                  BP Plc (ADR)                       3.13%
                  -------------------------------------------
                  Vodafone Group Plc                 2.72%
                  -------------------------------------------
                  Softbank Corp.                     2.39%
                  -------------------------------------------
                  AstraZeneca Plc                    2.25%
                  -------------------------------------------
                  Sekisui Chemical Co., Ltd.         2.22%
                  -------------------------------------------
                  Royal Bank of Scotland Group Plc   2.19%
                  -------------------------------------------
                  UBS AG                             2.14%
                  -------------------------------------------
                  Axa                                1.91%
                  -------------------------------------------
                  Seiko Epson Corp.                  1.82%
                  -------------------------------------------
                  Tokyo Gas Co., Ltd.                1.81%
                  -------------------------------------------

--------------------------------------------------------------------------------
COUNTRY ALLOCATION (% of portfolio market value)
As of 6/30/04

                                    [CHART]


Japan                  25.0%
Others                 20.9%
United Kingdom         19.8%
France                  7.9%
Switzerland             7.0%
Germany                 4.9%
Spain                   4.6%
Sweden                  4.3%
Mexico                  2.9%
Brazil                  2.7%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS Research International Portfolio               For the period ended 6/30/04
Managed by Massachusetts Financial Services Company

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               MFS Research International Portfolio, managed by
       Massachusetts Financial Services Company, vs. MSCI EAFE Index/1/
                           Growth Based on $10,000+

                                    [CHART]


                                             MFS Research
                 MSCI EAFE Index/1/     International Portfolio
                 ------------------     -----------------------
02/12/2001            $10,000                   $10,000
03/31/2001              8,991                     8,830
06/30/2001              8,913                     9,150
09/30/2001              7,669                     8,040
12/31/2001              8,205                     8,486
03/31/2002              8,251                     8,516
06/30/2002              8,092                     8,375
09/30/2002              6,499                     7,154
12/31/2002              6,920                     7,484
03/31/2003              6,357                     6,993
06/30/2003              7,601                     8,018
09/30/2003              8,223                     8,521
12/31/2003              9,630                     9,882
03/31/2004             10,053                    10,306
06/30/2004             10,097                    10,335




    -----------------------------------------------------------
                                  Average Annual Return/2/
                               (for the period ended 6/30/04)
    -----------------------------------------------------------
                               1 Year 3 Year Since Inception/3/
    -----------------------------------------------------------
    MFS Research International
    Portfolio--Class A         29.12% 4.37%        2.74%
--  Class B                    28.91% 4.15%        0.99%
    Class E                    28.94%    --        9.46%
    -----------------------------------------------------------
- - MSCI EAFE Index/1/         32.85% 4.25%        0.29%
    -----------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Morgan Stanley Capital International (MSCI) (EAFE) Europe, Australasia and Far East Index is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Money Market Portfolio                             For the period ended 6/30/04
(Formerly PIMCO Money Market Portfolio)
Managed by Pacific Investment Management Company LLC
LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MAJOR MARKET TRENDS AFFECTING THE PORTFOLIO'S PERFORMANCE
Interest rates rose sharply during the second quarter, causing bonds to give back modest gains from earlier in the year. The Citigroup 3-Month Treasury Bill Index/1/ returned 0.47% the first six months of 2004.

                                    [CHART]

                           U.S. Treasury Yield Curves

                                               Yield Changes   Yield Changes
        12/31/2003   03/31/2004   06/30/2004     2Q (bps)        YTD (bps)
        ----------   ----------   ----------    ------------   -------------
1 m        0.80        0.95          1.08
3 m        0.93        0.95          1.20          25.1            27.2
6 m        1.02        1.00          1.60
1 Y        1.56        1.39          2.32
2 Y        1.83        1.58          2.69         110.5            85.8
3 Y        2.31        1.94          3.08
4 Y        2.94        2.50          3.54
5 Y        3.25        2.78          3.77          98.9            51.9
6 Y        3.45        2.99          3.93
7 Y        3.65        3.20          4.10
8 Y        3.85        3.42          4.26
9 Y        4.05        3.63          4.42
10 Y       4.25        3.84          4.59          74.6            33.6
11 Y       4.29        3.89          4.62
12 Y       4.33        3.93          4.66
13 Y       4.37        3.98          4.69
14 Y       4.41        4.03          4.73
15 Y       4.46        4.07          4.76
16 Y       4.50        4.12          4.80
17 Y       4.54        4.17          4.83
18 Y       4.58        4.21          4.87
19 Y       4.62        4.26          4.90
20 Y       4.66        4.31          4.94
21 Y       4.70        4.35          4.97
22 Y       4.74        4.40          5.01
23 Y       4.79        4.45          5.04
24 Y       4.83        4.49          5.08
25 Y       4.87        4.54          5.11
26 Y       4.91        4.59          5.15
27 Y       4.95        4.63          5.18
28 Y       4.99        4.68          5.22
29 Y       5.03        4.73          5.25
30 Y       5.08        4.77          5.29          51.6            21.5


SOURCE: Bloomberg Financial Markets

As shown in the graphic above, rate increases for shorter maturities topped 100 basis points during the quarter. Continued growth in employment convinced the markets that the Federal Reserve would soon begin a long anticipated tightening cycle. That conviction proved justified at quarter end as the Fed met expectations with a 25 basis point rate hike. The central bank had held the federal funds rate at 1 percent, generating negative real short-term rates, since June of last year.

Investors that had profited handsomely from borrowing at low short- term rates and investing in higher yielding longer maturity bonds surrendered some of those profits in the second quarter. Concern that borrowing rates would rise led investors to liquidate long positions and unwind this trade, putting downward pressure on bond prices. Substantial leverage remained, however, among banks, hedge funds and other investors, making bond markets vulnerable to aggressive Fed rate increases.

Signs of rising inflation fueled anxiety that central banks would need to move aggressively to combat it. In the U.S., 12-month headline consumer price inflation rose above 3 percent in May, though the core rate remained below 2 percent. Inflation concerns were driven by higher oil prices as well as slower productivity growth. Helping calm the markets were suggestions by the Fed that it would raise rates gradually. Fed Governor Bernanke, in a speech supporting the gradualist approach, noted that higher long-term rates during the quarter were a sign that much of the financial adjustment to increases in inflation had already occurred.

OTHER FACTORS ATTRIBUTED TO THE PORTFOLIO'S POSITIVE/NEGATIVE PERFORMANCE VS. THE BENCHMARK
The Money Market Portfolio modestly lagged the Citigroup 3-Month Treasury Bill Index for the second quarter and year-to-date. The Portfolio maintained a AAA credit rating by investing in high quality short-term securities. The Portfolio's holdings remained very liquid, which helped to protect principal in a rising rate environment. In addition, holdings of top quality commercial paper and short-term corporate and agency securities offered relatively attractive yields and boosted performance, though they lagged Treasuries of comparable duration and maturity.

MARKET/PORTFOLIO OUTLOOK
GLOBAL ECONOMY TO WALK TIGHTROPE OVER NEXT 3-5 YEARS
The global economy is perched on a tightrope. With the U.S. government and consumers highly leveraged, conditions for instability that could tip the economy toward deflation or inflation will accelerate. While a tilt toward inflation is more likely, momentum swings will supplant more durable trends seen during periods of disinflation (1980-2000) or inflation (1965-1979). U.S. real growth will stabilize near 2 percent with Europe and Japan near that level. Longer-term risks to the global economy include:

  . MORE GOVERNMENT, MORE INFLATION--Historically, as government's share of GDP climbs, inflation rises. Signs of a "bull market for government" in the U.S. include securities industry litigation, Sarbanes-Oxley corporate governance reforms, and higher military spending and Homeland Security measures to fight terrorism. U.S. inflation could rise to 4 percent at cyclical peaks in the economy going forward.

  . IMBALANCES IN TRADE AND FINANCE--Asian central banks finance the U.S. trade deficit because buying Treasuries keeps their currencies cheap and supports growth. Geopolitical shocks could undermine this arrangement. A dispute over North Korea or Taiwan could spark a pullback in Chinese purchases of Treasuries, leading to higher interest rates and a plunge in the dollar.

  . GEOPOLITICAL RISKS--A seemingly endless struggle against terrorism, accompanied by constraints on travel and trade, will threaten American consumer confidence and spending.

With respect to Portfolio strategy, we plan to generate competitive yields by holding high-quality domestic and yankee commercial paper as core investments; these securities offer higher potential returns than T-bills and minimal incremental risk. The Portfolio plans to maintain a AAA credit rating by owning top quality short-term issues. Additionally, we intend to retain a modest allocation to short maturity corporate issues and floating rate notes; we believe these securities pose minimal interest rate and credit risk while enhancing Portfolio yield. Finally, we expect to continue to emphasize liquid securities that provide principal protection for the Portfolio and maintain average Portfolio maturity of approximately one month to ensure sufficient liquidity.

PAUL A. MCCULLEY
Portfolio Manager
Pacific Investment Management Company LLC

No part of this publication may be reproduced in any form, or referred to in any other publication, without express written permission.

Past performance is no guarantee of future results. This publication contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This publication is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Each sector of the bond market entails some risk. Municipals may realize gains & may incur a tax liability from time to time. The guarantee on Treasuries and Government Bonds is limited to the timely repayment of interest and does not eliminate market risk, shares of the funds are not guaranteed. Mortgage-backed securities & Corporate Bonds may be sensitive to interest rates, when they rise the value generally declines and there is no assurance that private guarantors or insurers will meet their obligations. An investment in high yield, lower rated securities generally involves greater risk to principal than an investment in higher-rated bonds. Investing in non-US securities may entail risk due to non-US economic and political developments and may be enhanced when investing in emerging markets. Repayment upon maturity of the original principal as adjusted for inflation is guaranteed by the U.S. Government. Neither the current market value of inflation-indexed bonds nor the value of shares of a fund that invests in inflation-indexed bonds is guaranteed, and either or both may fluctuate.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                              Percent of
        Description                                           Net Assets
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (1.37%, 09/08/04)      5.68%
        ----------------------------------------------------------------
        Federal Home Loan Mortgage Corp. (1.298%, 09/30/04)     5.67%
        ----------------------------------------------------------------
        Federal Home Loan Mortgage Corp. (1.00%, 7/19/04)       4.74%
        ----------------------------------------------------------------
        Credit Suisse First Boston Corp. Repurchase Agreement   4.65%
        ----------------------------------------------------------------
        Federal Home Loan Mortgage Corp. (1.465%, 09/28/04)     4.49%
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (1.065%, 08/04/04)     3.79%
        ----------------------------------------------------------------
        CDC Commercial Paper, Inc.                              3.79%
        ----------------------------------------------------------------
        KFW International Finance, Inc.                         3.79%
        ----------------------------------------------------------------
        Barclays U.S. Funding LLC                               3.79%
        ----------------------------------------------------------------
        Rabobank USA Financial Corp.                            3.79%
        ----------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Money Market Portfolio                             For the period ended 6/30/04
(Formerly PIMCO Money Market Portfolio)
Managed by Pacific Investment Management Company LLC
LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                            Money Market Portfolio
                    (Formerly PIMCO Money Market Portfolio)
  managed by Pacific Investment Management Company LLC, vs. Citigroup 3-Month
                            Treasury Bill Index/1/

                                    [CHART]

               Citigroup 3-Month        PIMCO Money Market
            Treasury Bill Index/1/           Portfolio
            ----------------------      ------------------
 2/12/2001         $10,000                    $10,000
 3/31/2001          10,087                     10,060
 6/30/2001          10,195                     10,157
 9/30/2001          10,288                     10,235
12/31/2001          10,355                     10,282
 3/31/2002          10,400                     10,310
 6/30/2002          10,446                     10,341
 9/30/2002          10,491                     10,368
12/31/2002          10,532                     10,393
 3/31/2003          10,563                     10,410
 6/30/2003          10,593                     10,422
 9/30/2003          10,619                     10,430
12/31/2003          10,645                     10,438
 3/31/2004          10,669                     10,448
 6/30/2004          10,695                     10,456




--------------------------------------------------------------------------------

    ----------------------------------------------------------------
                                       Average Annual Return/2/
                                    (for the period ended 6/30/04)
    ----------------------------------------------------------------
                                    1 Year 3 Year Since Inception/3/
    ----------------------------------------------------------------
    Money Market
--  Portfolio--Class A              0.58%     --        0.91%
    Class B                         0.33%  0.98%        1.33%
    ----------------------------------------------------------------
    Citigroup 3-Month Treasury Bill
- - Index/1/                        0.96%  1.61%        2.01%
    ----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of Class A shares is 1/2/02. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee futures results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/04

               [CHART]

Commercial Paper                      47.7%
U.S. Government & Agency              41.0%
Repurchase Agreements                  4.7%
Foreign Government                     3.5%
Corporate Notes                        3.1%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Neuberger Berman Real Estate Portfolio             For the period ended 6/30/04
Managed by Neuberger Berman Management Inc.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


Since the inception of the fund, we have fully invested the portfolio in accordance with its guidelines.

Our outlook is favorable and we expect REITs to post positive returns over the next several quarters. We anticipate total returns to be driven by a combination of current income and earnings per share growth.

Continued economic improvement should support commercial real estate fundamentals as limited supply combines with increased occupancy demand to drive higher revenue and operating results. We believe this cycle of improving real estate fundamentals could last for a sustained period. The Portfolio seeks out property sectors and individual companies that will benefit from a recovering economy. In particular, we look for benefit from good earnings per share growth in select retail segments and improving fundamentals in the apartment, industrials and office sectors.

STEVEN R. BROWN
Portfolio Manager
Neuberger Berman Management Inc.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUES
As of 6/30/04

                                                        Percent of
             Description                                Net Assets
             -----------------------------------------------------
             Vornado Realty Trust (REIT)                  4.91%
             -----------------------------------------------------
             Simon Property Group, Inc. (REIT)            4.75%
             -----------------------------------------------------
             General Growth Properties, Inc. (REIT)       4.21%
             -----------------------------------------------------
             Avalonbay Communities, Inc. (REIT)           3.81%
             -----------------------------------------------------
             Manufactured Home Communities, Inc. (REIT)   3.49%
             -----------------------------------------------------
             Host Marriott Corp. (REIT)                   3.36%
             -----------------------------------------------------
             Boston Properties, Inc. (REIT)               3.11%
             -----------------------------------------------------
             Equity Residential (REIT)                    2.86%
             -----------------------------------------------------
             Macerich Company (The) (REIT)                2.85%
             -----------------------------------------------------
             PS Business Parks, Inc. (REIT)               2.83%
             -----------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO SECTORS (% of portfolio market value)
As of 6/30/04

         [CHART]

Apartments             17.6%
Community Centers       8.9%
Diversified             6.7%
Health Care             2.4%
Industrial              6.8%
Lodging                 9.1%
Manufactured Homes      3.7%
Office                 27.8%
Regional Malls         17.0%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Neuberger Berman Real Estate Portfolio             For the period ended 6/30/04
Managed by Neuberger Berman Management Inc.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


Neuberger Berman Real Estate Portfolio, managed by Neuberger Berman Management
                     Inc., vs. NAREIT Equity REIT Index/1/
                           Growth Based on $10,000+

                                    [CHART]

              NAREIT Equity        Neuberger Berman
              REITs Index/1/     Real Estate Portfolio
              --------------     ---------------------
 5/1/2004        $10,000               $10,000
6/30/2004         11,027                10,350




    -----------------------------------------------------------
                                      Cumulative Return/2/
                                 (for the period ended 6/30/04)
    -----------------------------------------------------------
                                       Since Inception/3/
    -----------------------------------------------------------
    Neuberger Berman Real Estate
    Portfolio--Class A                        3.50%
--  Class B                                   3.40%
    Class E                                   3.40%
    -----------------------------------------------------------
- - NAREIT Equity REIT Index/1/              10.27%
    -----------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share class.

/1/The NAREIT Equity REIT Index is an unmanaged index that reflects performance of all publicly traded equity REITs. The Index does not include fees or expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of Class A, B and E shares is 5/1/04. Index returns are based on an inception date of 4/30/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio         For the period ended 6/30/04
Managed by OppenheimerFunds, Inc.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


The Portfolio participated in the stock market's mild rise during the period, providing gains that were stronger than the majority of the Portfolio's peers, and roughly equivalent to the Portfolio's benchmark, the S&P 500 Index/1/.

Conflicting forces buffeted the market, causing high levels of daily volatility, but little movement for the reporting period as a whole. On the positive side, stocks benefited from continuing improvements in U.S. economic fundamentals and corporate financial results. Most economic indicators showed evidence of gains, with rising levels of corporate capital spending, industrial production and manufacturing activity. Favorable economic conditions led to better-than-expected revenue and earnings growth among a wide range of businesses. Top-line and bottom-line gains contrasted sharply with the relatively weak results that had been posted by most companies during the recent recession.

On the other hand, the positive impact of these developments on the market was muted by geopolitical instability and concerns regarding incipient inflation. As a result, investors tended to avoid more volatile technology stocks in favor traditionally defensive issues in the health care and consumer staples areas, in addition to industrial issues that were particularly well positioned to benefit from the current phase of the economic cycle.

The Portfolio's investment strategy focused on companies that offered strong potential for above-average growth while exhibiting reasonable valuations relative to their future growth prospects. We achieved our best performance in health care with a relatively large exposure to the sector, particularly in the areas of generic drug makers and biotechnology concerns, such as Biogen Idec, Inc. As the period progressed, we also increased the Portfolio's holdings of attractively valued large-cap pharmaceutical companies, which further enhanced performance. Several other sectors contributed positively to returns as well. We overweighted industrials, such as General Electric Co., which we believe should show very attractive earnings growth starting in 2005 as the company has repositioned its portfolio of businesses to emphasize growth. Consumer staples holdings, such as PepsiCo, Inc. and Procter & Gamble Co. benefited from better-than-expected earnings as well.

On the other hand, the Portfolio's performance was somewhat constrained by our emphasis on media stocks, such as Comcast Corp., Viacom, Inc., Time Warner, Inc., and Clear Channel Communications, Inc. We overweighted such holdings to take advantage of attractive valuations and improving business fundamentals. However, the stocks lagged behind the market during the period despite increasing cash flows and declining capital expenditures. Performance also suffered due to our overweighted position in technology stocks, such as Nokia Oyj (ADR), Intel Corp., Cypress Semiconductor Corp., and Cisco Systems, Inc. Such holdings gave up some of the gains they achieved during the prior period as investors shifted assets into traditionally defensive investment areas. We responded by emphasizing high-quality large-cap technology stocks, which generally outperformed their smaller-cap, more speculative, more cyclical counterparts.

With most economic indicators continuing to show evidence of improvement, we are optimistic regarding the overall business environment and its impact on the Portfolio's disciplined, bottom-up investing approach. As of the end of the reporting period, we continue to emphasize industrials, large-cap technology, healthcare and media stocks. We continue to hold significant positions in media stocks, where we believe industry fundamentals remain attractive given the valuations. We remain underweight versus the S&P 500 Index in financials where the environment is not expected to be as favorable going forward.

JANE PUTNAM
Portfolio Manager
OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                      Percent of
                Description                           Net Assets
                ------------------------------------------------
                General Electric Co.                    4.57%
                ------------------------------------------------
                Microsoft Corp.                         3.49%
                ------------------------------------------------
                Pfizer, Inc.                            2.68%
                ------------------------------------------------
                Comcast Corp.--Class A                  2.50%
                ------------------------------------------------
                Citigroup, Inc.                         2.28%
                ------------------------------------------------
                Cisco Systems, Inc.                     2.21%
                ------------------------------------------------
                Intel Corp.                             2.19%
                ------------------------------------------------
                Viacom, Inc.--Class B                   2.10%
                ------------------------------------------------
                International Business Machines Corp.   2.05%
                ------------------------------------------------
                Time Warner, Inc.                       2.04%
                ------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO SECTORS (% of portfolio market value)
As of 6/30/04

                                    [CHART]


Non-Cyclical            26.3%
Financials              11.0%
Cyclical                 7.8%
Technology              17.1%
Industrials              7.4%
Energy                   6.3%
Basic Materials          2.3%
Communications          16.1%
Diversified              5.7%




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio         For the period ended 6/30/04
Managed by OppenheimerFunds, Inc.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


            Oppenheimer Capital Appreciation Portfolio, managed by
                 OppenheimerFunds, Inc., vs. S&P 500 Index/1/
                           Growth Based on $10,000+

                                     [CHART]

                                         Oppenheimer Capital
               S&P 500 Index/1/        Appreciation Portfolio
               ----------------        -----------------------
 2/12/01           $10,000                    $10,000
 3/31/01             8,512                      8,740
 6/30/01             9,010                      9,350
 9/30/01             7,687                      7,750
12/31/01             8,509                      8,573
 3/31/02             8,533                      8,314
 6/30/02             7,389                      7,023
 9/30/02             6,113                      6,013
12/31/02             6,628                      6,453
 3/31/03             6,420                      6,263
 6/30/03             7,408                      7,174
 9/30/03             7,605                      7,463
12/31/03             8,531                      8,294
 3/31/04             8,675                      8,354
 6/30/04             8,824                      8,464



    -----------------------------------------------------------------
                                        Average Annual Return/2/
                                     (for the period ended 6/30/04)
    -----------------------------------------------------------------
                                     1 Year 3 Year Since Inception/3/
    -----------------------------------------------------------------
    Oppenheimer Capital Appreciation
--  Portfolio--Class A               18.36%     --      -0.26%
    Class B                          17.99% -3.27%      -4.81%
    -----------------------------------------------------------------
- - S&P 500 Index/1/                 19.10% -0.69%      -3.59%
    -----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of Class A shares is 1/2/02. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 2/12/01.

Holdings are subject to change. The Portfolio's investment strategies and focus can change from time to time. The mention of specific Portfolio holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Portfolio           For the period ended 6/30/04
Managed by Pacific Management Company LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MAJOR MARKET TRENDS AFFECTING THE PORTFOLIO'S PERFORMANCE
Real return bonds were one of the best performing fixed income assets in the first half of 2004 outpacing more volatile like-duration Treasuries in the second quarter. For example, 10-year real yields rose 62 basis points for the quarter and yields on maturity matched nominal bonds rose 78 basis points. This relative outperformance reflects a 16 basis point increase in inflation expectations, or break-even inflation (BEI). Inflation expectations can be measured as the difference in yields between nominal treasuries and Treasury Inflation Protected Securities (TIPS). For the first six months of the year, most of the rise in nominal yields has been due to rising inflation expectations, with BEI 29 basis points higher over that period, ending June at
2.59 percent. On a duration-adjusted basis, 10-year TIPS outperformed maturity matched nominal treasuries by 1.50 percent during the second quarter and approximately 3.51 percent for the first six months. April and June were months of relative underperformance for TIPS relative to nominal treasuries as markets anticipated a more proactive Fed, thereby limiting anticipated increases in inflation. The real yield curve steepened modestly for the six months, with real yields on the shortest maturity TIPS falling 7 basis points, while real yields on the longest maturity TIPS have risen about 5 basis points. This is due mostly to a significant steepening of the real yield curve during the first quarter and was largely reversed during the second quarter.

Rate increases for shorter maturity nominal bonds topped 100 basis points during the second quarter. Continued growth in employment convinced the markets that the Federal Reserve would soon begin a long anticipated tightening cycle. That conviction proved justified at quarter end as the Fed met expectations with a 25 basis point rate hike. The central bank had held the federal funds rate at 1 percent, generating negative real short-term rates, since June of last year.

Signs of rising inflation fueled anxiety that central banks would need to move aggressively. In the U.S., 12-month headline consumer price inflation rose to 3 percent in May, though the core rate remained below 2 percent. Inflation concerns were driven by higher oil prices as well as slower productivity growth. Helping calm the markets were suggestions by the Fed that it would raise rates gradually. Fed Governor Bernanke, in a speech supporting the gradualist approach, noted that higher long-term rates were a sign that much of the financial adjustment to increases in inflation had already occurred.

OTHER FACTORS ATTRIBUTED TO THE PORTFOLIO'S POSITIVE/NEGATIVE PERFORMANCE VS. THE BENCHMARK
The PIMCO Inflation Protected Bond Portfolio outperformed the Lehman Global
Real: U.S. Tips Bond Index/1/ for the first six months of the year and for the second quarter. Below benchmark duration from TIPS was positive for returns during the second quarter, as real interest rates rose sharply. Net short interest rate exposure to nominal bonds was positive for the period as nominal rates rose considerably in the second quarter. Emphasis on longer maturities was positive during the second quarter as the yield curve flattened in anticipation of Fed tightening. Non-U.S. positions were a net positive; Eurozone issues outperformed amid expectations for slower growth and lower inflation in Europe.

MARKET/PORTFOLIO OUTLOOK
GLOBAL ECONOMY TO WALK TIGHTROPE OVER NEXT 3-5 YEARS
The global economy is perched on a tightrope. With the U.S. government and consumers highly leveraged, conditions for instability that could tip the economy toward deflation or inflation will accelerate. While a tilt toward inflation is more likely, momentum swings will supplant more durable trends seen during periods of disinflation (1980-2000) or inflation (1965-1979). U.S. real growth will stabilize near 2 percent with Europe and Japan near that level. Longer-term risks to the global economy include:

  . MORE GOVERNMENT, MORE INFLATION--Historically, as government's share of GDP climbs, inflation rises. Signs of a "bull market for government" in the U.S. include securities industry litigation, Sarbanes-Oxley corporate governance reforms, and higher military spending and Homeland Security measures to fight terrorism. U.S. inflation could rise to 4 percent at cyclical peaks in the economy going forward.

  . IMBALANCES IN TRADE AND FINANCE--Asian central banks finance the U.S. trade deficit because buying Treasuries keeps their currencies cheap and supports growth. Geopolitical shocks could undermine this arrangement. A dispute over North Korea or Taiwan could spark a pullback in Chinese purchases of Treasuries, leading to higher interest rates and a plunge in the dollar.

  . GEOPOLITICAL RISKS--A seemingly endless struggle against terrorism, accompanied by constraints on travel and trade, will threaten American consumer confidence and spending.

With respect to Portfolio strategy, we plan to position the Portfolio for a mildly bullish environment for U.S. TIPS, a bearish environment for U.S.
nominal issues and a steeper yield curve than markets now expect. We plan to target the duration from TIPS modestly above index as Fed tightening could slow real growth prospects for the U.S. economy over the near-term. We intend to emphasize short/intermediate maturities, where yields price in more aggressive Fed tightening than we anticipate. The Portfolio expects to hold modest levels of emerging market bonds since fundamentals continue to improve despite a difficult second quarter. Finally, we plan to diversify interest rate risk with an emphasis on Europe. Our exposure will focus mainly on short maturities, as relatively weak European growth should put less pressure on inflation and rates.

JOHN B. BRYNJOLFSSON
Portfolio Manager
Pacific Investment Management Company LLC

No part of this publication may be reproduced in any form, or referred to in any other publication, without express written permission.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. This publication contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This publication is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Each sector of the bond market entails some risk. Municipals may realize gains & may incur a tax liability from time to time. The guarantee on Treasuries and Government Bonds is limited to the timely repayment of interest and does not eliminate market risk, shares of the funds are not guaranteed. Mortgage-backed securities & Corporate Bonds may be sensitive to interest rates, when they rise the value generally declines and there is no assurance that private guarantors or insurers will meet their obligations. An investment in high yield, lower rated securities generally involves greater risk to principal than an investment in higher-rated bonds. Investing in non-US securities may entail risk due to non-US economic and political developments and may be enhanced when investing in emerging markets. Inflation-indexed bonds issued by the U.S. Government, also known as TIPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Repayment upon maturity of the original principal as adjusted for inflation is guaranteed by the U.S. Government. Neither the current market value of inflation-indexed bonds nor the value of shares of a fund that invests in inflation-indexed bonds is guaranteed, and either or both may fluctuate.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                              Percent of
        Description                                           Net Assets
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.00%, 07/15/12)    18.44%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (2.00%, 01/15/14)    17.72%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.375%, 01/15/07)   17.17%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Bond (3.875%, 04/15/29)   15.50%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.625%, 01/15/08)   10.37%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.875%, 01/15/09)    9.97%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.50%, 01/15/11)     6.58%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (4.25%, 01/15/10)     6.21%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (1.875%, 07/15/13)    3.23%
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (1.15%, 08/18/04)       2.73%
        ----------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Portfolio           For the period ended 6/30/04
Managed by Pacific Investment Management Company LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


             PIMCO Inflation Protected Bond Portfolio managed by,
 Pacific Investment Management Company LLC, vs. Lehman Global Real: U.S. TIPS
                                 Bond Index/1/
                           Growth Based on $10,000+

                                    [CHART]


             Lehman Global       PIMCO Inflation
              Real: U.S.         Protected Bond
           TIPS Bond Index/1/      Portfolio
           ------------------    --------------
 5/01/03         $10,000             $10,000
 6/30/03          10,367              10,360
 9/30/03          10,398              10,460
12/31/03          10,568              10,547
 3/31/04          11,111              11,173
 6/30/04          10,766              10,855



--------------------------------------------------------------------------------

    ------------------------------------------------------------------
                                       Average Annual Return/2/
                                       (for the period ended 6/30/04)
    ------------------------------------------------------------------
                                       1 Year    Since Inception/3/
    ------------------------------------------------------------------
    PIMCO Inflation Protected Bond
--  Portfolio--Class A                 4.77%           7.30%
    Class B                            4.46%           7.02%
    ------------------------------------------------------------------
    Lehman Global Real: U.S. TIPS Bond
- - Index/1/                           3.85%           6.52%
    ------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Lehman Brothers Global Real: U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of Class A and Class B shares is 5/1/03. Index returns are based on an inception date of 4/30/03.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/04

                                    [CHART]


Municipals                                  0.3%
Asset-Backed Securities                     1.4%
Collateralized Mortgage Obligations         1.5%
Foreign Bonds & Debt Securities             1.5%
Corporate Bonds & Debt Securities           4.8%
U.S Treasuries                             90.5%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO PEA Innovation Portfolio                     For the period ended 6/30/04
(Formerly PIMCO Innovation Portfolio)
Managed by PEA Capital LLC
LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET OVERVIEW
The tech sector made little progress during the second quarter of 2004, as it became more apparent that the Federal Reserve would raise rates in the near-term. Particular areas of technology performed well, such as wireless and Internet, while other more cyclical areas, such as semiconductors, proved disappointing.

PORTFOLIO SPECIFICS
Cell phone-related semiconductor stocks were weak in the quarter. OmniVision Technologies, Inc., which produces sensors used in camera phones and digital cameras, saw its stock price decline sharply due to a lowering of its earnings estimate caused by a delay in the adoption of its highest resolution products. SanDisk Corp. also declined on falling prices for flash memory, which is used in cell phones, mp3 players, and as portable storage.

Semiconductor foundry companies United Microelectronics Corp. (ADR) and Taiwan Semiconductor Manufacturing Co, Ltd. (ADR) were weak due to macro concerns raised by an increase in energy prices and the anticipated increase in interest rates by the Federal Reserve, as well as fears of terrorism around the June 30/th/ handover of control to Iraq. These stocks decreased significantly despite increases in earnings expectations.

EMC Corp. and other storage companies also proved to be a drag on performance. These stocks experienced weakness due to a preannouncement of negative results for the June quarter by Emulex Corp. which makes circuit boards that link storage systems up with computers.

Conversely, electronic manufacturing service ("EMS") companies, Celestica, Inc., and Solectron Corp. positively contributed to the Portfolio's performance in the quarter, driven largely by positive results from Celestica, Inc., that illustrated the potential operating leverage of these companies. In general, EMS companies are likely to be among the strongest beneficiaries of a sustained economic pickup, as they have significant operating leverage.

Companies that participate in the liquid crystal display ("LCD") market experienced gains in the quarter. The LCD market is experiencing explosive growth due to demand from its three key end-markets: laptop computers, desktop flat panel displays, and most recently, flat panel TVs.

Communication IC companies Marvell Technology Group, Ltd., and Broadcom Corp. also aided performance during the quarter. Both are experiencing robust demand for networking chips, which is being driven by a conversion to gigabit Ethernet. Meanwhile, Broadcom Corp. has benefited from sales of chips into Tivo, Inc. -like personal video recorders, and Marvell Technology Group, Ltd. has benefited from sales of a revolutionary low-cost solution for small disk drives, including the ones used in the popular iPod. Both have been experiencing healthy increases in earnings expectations.

OUTLOOK
In short, we believe recent tech weakness could present a wonderful opportunity for investors. We anticipate negative news flow reaching a maximum inflection point in the near term and then improving, boosting the stock market in general and the tech sector in particular. As always, we will monitor these factors and the tech sector closely.

DENNIS P. MCKECHNIE
Portfolio Manager
PEA Capital LLC

Opinions and estimates offered constitute the sub-adviser's judgment and are subject to change without notice, as are statements of financial market trends, which are based on current market conditions. There is no guarantee that any opinion, forecast, estimate or objective will be achieved. A list of all recommendations made by the Advisor for the preceding 12 months is available upon request. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as an offer, solicitation or recommendation to purchase or sell any financial instrument. Unless otherwise indicated, all data is as of 6/30/04. This information is intended solely to report on the trading activity of the PIMCO PEA Innovation Portfolio, as well as investment strategies and opportunities identified by PEA Capital LLC. The PIMCO PEA Innovation Portfolio is offered by Met Investors Series Trust. The Portfolio is an investment option in several of the MetLife Investors' variable products. The information has been developed internally and/or obtained from sources which PEA Capital LLC believes to be reliable; however, PEA Capital LLC does not guarantee the accuracy, adequacy or completeness of such information nor do we guarantee the appropriateness of any strategy referred to for any particular investor.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                     Percent of
                 Description                         Net Assets
                 ----------------------------------------------
                 Flextronics International, Ltd.       4.41%
                 ----------------------------------------------
                 National Semiconductor Corp.          3.40%
                 ----------------------------------------------
                 Comverse Technology, Inc.             3.28%
                 ----------------------------------------------
                 SAP AG (ADR)                          3.24%
                 ----------------------------------------------
                 Celestica, Inc.                       3.11%
                 ----------------------------------------------
                 Solectron Corp.                       2.66%
                 ----------------------------------------------
                 Monster Worldwide, Inc.               2.60%
                 ----------------------------------------------
                 Take-Two Interactive Software, Inc.   2.57%
                 ----------------------------------------------
                 Foundry Networks, Inc.                2.39%
                 ----------------------------------------------
                 Juniper Networks, Inc.                2.31%
                 ----------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO PEA Innovation Portfolio                     For the period ended 6/30/04
(Formerly PIMCO Innovation Portfolio)
Managed by PEA Capital LLC
LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                  PIMCO PEA Innovation Portfolio, managed by
                     PEA Capital LLC, vs. S&P 500 Index/1/
                           Growth Based on $10,000+

                                    [CHART]

                 S&P 500            Pimco PEA Innovation
                 Index/1/               Portfolio
                 -------            --------------------
02/12/2001       $10,000                 $10,000
03/31/2001         8,512                   7,070
06/30/2001         9,010                   7,590
09/30/2001         7,687                   4,210
12/31/2001         8,509                   6,160
03/31/2002         8,533                   5,880
06/30/2002         7,389                   3,850
09/30/2002         6,113                   2,510
12/31/2002         6,628                   3,040
03/31/2003         6,420                   3,070
06/30/2003         7,408                   3,730
09/30/2003         7,605                   4,250
12/31/2003         8,531                   4,790
03/31/2004         8,675                   4,870
06/30/2004         8,824                   4,740




--------------------------------------------------------------------------------
PORTFOLIO SECTORS (% of portfolio market value)
As of 6/30/04

                                    [CHART]

Technology        59.3%
Communications    21.6%
Industrials       14.3%
Non-Cyclical       2.2%
Cyclical           2.6%

    ------------------------------------------------------
                             Average Annual Return/2/
                          (for the period ended 6/30/04)
    ------------------------------------------------------
                         1 Year 3 Year  Since Inception/3/
    ------------------------------------------------------
    PIMCO PEA Innovation
    Portfolio--Class A   27.20% -14.38%      -15.27%
--  Class B              27.08% -14.50%      -19.80%
    Class E              27.01%      --       -3.62%
    ------------------------------------------------------
- - S&P 500 Index/1/     19.10%  -0.69%       -3.59%
    ------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Total Return Portfolio                       For the period ended 6/30/04
Managed by Pacific Investment Management Company LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MAJOR MARKET TRENDS AFFECTING THE PORTFOLIO'S PERFORMANCE
Interest rates rose sharply during the second quarter, causing bonds to give back modest gains from earlier in the year. The Lehman Brothers Aggregate Bond Index/1/, a widely used index for the high-grade bond market, was nearly flat during the first six months of 2004, returning 0.15 percent after a 2.44 percent loss for the second quarter. The yield on the benchmark 10-year Treasury ended the second quarter at 4.59 percent, up 75 basis points from the end of the first quarter.

                                    [CHART]

                           U.S. Treasury Yield Curves

                                               Yield Changes   Yield Changes
        12/31/2003   03/31/2004   06/30/2004     2Q (bps)        YTD (bps)
        ----------   ----------   ----------    ------------   -------------
1 m        0.80        0.95          1.08
3 m        0.93        0.95          1.20          25.1            27.2
6 m        1.02        1.00          1.60
1 Y        1.56        1.39          2.32
2 Y        1.83        1.58          2.69         110.5            85.8
3 Y        2.31        1.94          3.08
4 Y        2.94        2.50          3.54
5 Y        3.25        2.78          3.77          98.9            51.9
6 Y        3.45        2.99          3.93
7 Y        3.65        3.20          4.10
8 Y        3.85        3.42          4.26
9 Y        4.05        3.63          4.42
10 Y       4.25        3.84          4.59          74.6            33.6
11 Y       4.29        3.89          4.62
12 Y       4.33        3.93          4.66
13 Y       4.37        3.98          4.69
14 Y       4.41        4.03          4.73
15 Y       4.46        4.07          4.76
16 Y       4.50        4.12          4.80
17 Y       4.54        4.17          4.83
18 Y       4.58        4.21          4.87
19 Y       4.62        4.26          4.90
20 Y       4.66        4.31          4.94
21 Y       4.70        4.35          4.97
22 Y       4.74        4.40          5.01
23 Y       4.79        4.45          5.04
24 Y       4.83        4.49          5.08
25 Y       4.87        4.54          5.11
26 Y       4.91        4.59          5.15
27 Y       4.95        4.63          5.18
28 Y       4.99        4.68          5.22
29 Y       5.03        4.73          5.25
30 Y       5.08        4.77          5.29          51.6            21.5


SOURCE: Bloomberg Financial Markets

As shown in the graphic above, rate increases for shorter maturities topped 100 basis points during the quarter. Continued growth in employment convinced the markets that the Federal Reserve would soon begin a long anticipated tightening cycle. That conviction proved justified at quarter end as the Fed met expectations with a 25 basis point rate hike. The central bank had held the federal funds rate at 1 percent, generating negative real short-term rates, since June of last year.

Investors that had profited handsomely from borrowing at low short- term rates and investing in higher yielding longer maturity bonds surrendered some of those profits in the second quarter. Concern that borrowing rates would rise led investors to liquidate long positions and unwind this trade, putting downward pressure on bond prices. Substantial leverage remained, however, among banks, hedge funds and other investors, making bond markets vulnerable to aggressive Fed rate increases.

Signs of rising inflation fueled anxiety that central banks would need to move aggressively to combat it. In the U.S., 12-month headline consumer price inflation rose above 3 percent in May, though the core rate remained below 2 percent. Inflation concerns were driven by higher oil prices as well as slower productivity growth. Helping calm the markets were suggestions by the Fed that it would raise rates gradually. Fed Governor Bernanke, in a speech supporting the gradualist approach, noted that higher long-term rates during the quarter were a sign that much of the financial adjustment to increases in inflation had already occurred.

OTHER FACTORS ATTRIBUTED TO THE PORTFOLIO'S POSITIVE/NEGATIVE PERFORMANCE VS. THE BENCHMARK
The PIMCO Total Return Portfolio outperformed the Lehman Brothers Aggregate Bond Index for the first six months of the year and for the quarter ended 6/30/04. Positioning the Portfolio's duration below benchmark was positive for returns during the second quarter as interest rates rose sharply; however, this detracted from the overall period returns, as interest rates declined over the first quarter. Emphasis on short/intermediate maturities for the period was negative as the yield curve flattened in anticipation of Fed tightening. Real return bonds added to returns, as these securities' strong first quarter performance helped them to outperform more volatile Treasury securities for the period. A mortgage emphasis and positive security selection added to returns; mortgages outpaced comparable Treasuries as volatility declined late in the second quarter. Underweighting corporates was slightly negative as this sector outperformed Treasuries modestly on a like-duration basis Municipal bonds helped returns; muni yields rose less than Treasuries as rising rates caused muni issuance to decline. Emerging market bonds detracted from performance; leveraged tactical investors sold Emerging Market bonds as rates rose. Non-U.S. positions, mainly Eurozone issues, added value amid expectations for lower growth and inflation in Europe.

MARKET/PORTFOLIO OUTLOOK
GLOBAL ECONOMY TO WALK TIGHTROPE OVER NEXT 3-5 YEARS
The global economy is perched on a tightrope. With the U.S. government and consumers highly leveraged, conditions for instability that could tip the economy toward deflation or inflation will accelerate. While a tilt toward inflation is more likely, momentum swings will supplant more durable trends seen during periods of disinflation (1980-2000) or inflation (1965-1979). U.S. real growth will stabilize near 2 percent with Europe and Japan near that level. Longer-term risks to the global economy include:

  . MORE GOVERNMENT, MORE INFLATION--Historically, as government's share of
    Gross Domestic Product climbs, inflation rises. Signs of a "bull market for government" in the U.S. include securities industry litigation, Sarbanes-Oxley corporate governance reforms, and higher military spending and Homeland Security measures to fight terrorism. U.S. inflation could rise to 4 percent at cyclical peaks in the economy going forward.

  . POLICY MISTAKES--A leveraged U.S. economy is vulnerable to policy mistakes by a Federal Reserve that is no longer preemptively battling inflation but reacting to economic data.

  . IMBALANCES IN TRADE AND FINANCE--Asian central banks finance the U.S. trade deficit because buying Treasuries keeps their currencies cheap and supports growth. Geopolitical shocks could undermine this arrangement. A dispute over North Korea or Taiwan could spark a pullback in Chinese purchases of Treasuries, leading to higher interest rates and a plunge in the dollar.

  . GEOPOLITICAL RISKS--A seemingly endless struggle against terrorism will threaten American consumer confidence and spending.

With respect to Portfolio strategy, we plan to position the Portfolio in expectation of a mildly bearish environment for U.S. bonds and a steeper yield curve than markets now expect. We intend to target duration near to slightly below index as rates largely price in expected growth and inflation in the near term. Furthermore, the Portfolio will emphasize short/intermediate maturities, where yields price in more aggressive Fed tightening than we anticipate. We plan to underweight mortgages and corporates in the face of full valuations in these core bond sectors. The Portfolio also expects to hold Treasury bonds, which now offer better value after the rate increases of the second quarter. An allocation to Treasury Inflation Protected Securities (TIPS) should help to hedge secular inflation risk but do not plan on adding to positions; this sector is no longer cheap after its recent rally. We plan to maintain modest levels of emerging market bonds in light of the continued improvement in their credit fundamentals. In addition, we intend to diversify interest rate risk with an emphasis on European bonds as relatively weak European growth will put less pressure on inflation and interest rates than in the U.S. Finally, we may emphasize municipal bonds since higher tax revenue and rising rates should support valuations and reduce supply.

WILLIAM H. GROSS
Portfolio Manager
Pacific Investment Management Company LLC

No part of this publication may be reproduced in any form, or referred to in any other publication, without express written permission.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. This publication contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This publication is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Each sector of the bond market entails some risk. Municipals may realize gains & may incur a tax liability from time to time. The guarantee on Treasuries and Government Bonds is to the timely repayment of interest and does not eliminate market risk, shares of the funds are not guaranteed. Mortgage-backed securities & corporate bonds may be sensitive to interest rates, when they rise the value generally declines and there is no assurance that private guarantors or insurers will meet their obligations. An investment in high yield, lower rated securities generally involves greater risk to principal than an investment in higher-rated bonds. Investing in non-US securities may entail risk due to non-US economic and political developments and may be enhanced when investing in emerging markets. Inflation-indexed bonds issued by the U.S. Government, also known as TIPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Repayment upon maturity of the original principal as adjusted for inflation is guaranteed by the U.S. Government. Neither the current market value of inflation-indexed bonds nor the value of shares of a fund that invests in inflation-indexed bonds is guaranteed, and either or both may fluctuate.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                              Percent of
        Description                                           Net Assets
        ----------------------------------------------------------------
        U.S. Treasury Note (1.625%, 04/30/05)                   5.27%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.625%, 01/15/08)   4.63%
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (5.50%, TBA)           3.67%
        ----------------------------------------------------------------
        U.S. Treasury Note (1.25%, 05/31/05)                    3.55%
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (5.00%, TBA)           3.46%
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (5.00%, TBA)           3.16%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.375%, 01/15/07)   1.56%
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (1.88%, 08/25/43)      1.49%
        ----------------------------------------------------------------
        Federal Home Loan Mortgage Corp. (5.00%, 06/15/18)      1.35%
        ----------------------------------------------------------------
        Federal Home Loan Mortgage Corp. (6.00%, 10/01/22)      1.26%
        ----------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Total Return Portfolio                       For the period ended 6/30/04
Managed by Pacific Investment Management Company, LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                    PIMCO Total Return Portfolio managed by
 Pacific Investment Management Company LLC, vs. Lehman Brothers Aggregate Bond
                                   Index/1/
                           Growth Based on $10,000+

                                    [CHART]

                    Lehman Brothers               PIMCO Total
                 Aggregate Bond Index/1/       Return Portfolio
                 -----------------------       ----------------
02/12/2001             $10,000                     $10,000
03/31/2001              10,137                      10,100
06/30/2001              10,194                      10,110
09/30/2001              10,664                      10,640
12/31/2001              10,669                      10,669
03/31/2002              10,680                      10,669
06/30/2002              11,075                      11,041
09/30/2002              11,583                      11,444
12/31/2002              11,765                      11,661
03/31/2003              11,929                      11,837
06/30/2003              12,227                      12,117
09/30/2003              12,210                      12,158
12/31/2003              12,249                      12,191
03/31/2004              12,573                      12,486
06/30/2004              12,267                      12,232







--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/04

                                    [CHART]

Asset Backed Securities                      0.2%
Collateralized Mortgage Obligations          7.4%
Corporate Bonds & Debt Securities            8.9%
Foreign Bonds & Debt Securities              2.4%
Foreign Government                           2.5%
Municipals                                   5.1%
U.S. Agencies                               46.0%
U.S. Treasuries                             27.5%

    ---------------------------------------------------------------
                                      Average Annual Return/2/
                                   (for the period ended 6/30/04)
    ---------------------------------------------------------------
                                   1 Year 3 Year Since Inception/3/
    ---------------------------------------------------------------
    PIMCO Total Return
    Portfolio--Class A             1.14%  6.77%        6.73%
--  Class B                        0.96%  6.54%        6.13%
    Class E                        1.05%     --        4.61%
    ---------------------------------------------------------------
    Lehman Brothers Aggregate Bond
- - Index/1/                       0.33%  6.36%        6.16%
    ---------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Lehman Brothers Aggregate Bond Index is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/Putnam Capital Opportunities Portfolio         For the period ended 6/30/04
Managed by Putnam Investment Management, LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE
For the six month period ended June 30, 2004, the Met/Putnam Capital Opportunities Portfolio slightly outpaced the Russell 2500 Index/1/, while lagging the Russell 2000 Index/2/. Steady gains early in the year, followed by a furious rally in the final week of the first quarter, overcame a devastating terrorist attack in Spain in mid-March, leaving most U.S. indices in positive territory for the first quarter. U.S. equities moved higher in the second quarter, lifted by signs of robust economic expansion. However, rising interest rates, soaring oil prices, and a series of destabilizing events in Iraq continued to keep markets in check for much of the second quarter.

An overweight to machinery names (Briggs & Stratton Corp.) and good stock selection in engineering & construction (Eagle Materials, Inc.) made the capital goods sector the Portfolio's largest relative contributor. Shares of Briggs & Stratton Corp. were supported in the second quarter by investor enthusiasm for the company's announced acquisition of Simplicity Manufacturing Co. Inc., which allows Briggs & Stratton Corp. to further leverage their strong brand name. The acquisition is expected to be accretive to earnings beginning in fiscal 2005. Eagle Materials, Inc., benefited from strong demand and favorable weather conditions during the period.

The energy sector also contributed positively to relative outperformance due to an overweight to the strong oil & gas area. Shares of both Denbury Resource, Inc. and Cabot Oil & Gas Corp. were up primarily due to increased commodity prices, which will help each company's bottom-line.

Adept stock selection in software (Hyperion Solutions Corp., Amdocs Ltd.) and communications equipment (Coinstar, Inc.) helped relative performance in the technology sector. Both Hyperion Solutions and Amdocs benefited early in the period amid strong quarterly earnings and improving fundamentals in the technology sector. Shares of Coinstar appreciated during the quarter due to investor enthusiasm surrounding the company's acquisition of American Coin Merchandising.

The transportation sector was the Portfolio's largest relative detractor. Returns were constrained by our position in Mesa Air Group, Inc. (airlines). Mesa Air Group, Inc has continued to decline following the company's failed hostile attempt to acquire Atlantic Coast Airlines Holdings, Inc.

Unrewarded stock selection in health-care services (Health Net, Inc.) and pharmaceuticals (King Pharmaceuticals, Inc.) offset the relative strength in medical technology (C.R. Bard, Inc., INAMED Corp.). Shares of Health Net, Inc. fell in the first quarter after the company lowered its first-quarter earnings outlook, and again during the second quarter amid continued price competition across the managed care industry. King Pharmaceuticals, Inc. was hurt by disappointing first-quarter earnings and by the withdrawal of full-year guidance due to inventory control issues.

Our position in Primus Telecommunications Group, Inc., (telecommunications) hampered relative performance in the communication services sector. Shares of Primus Telecommunications Group, Inc. were down approximately 50% over the first half of the year--our position hurt relative performance.

OUTLOOK: U.S. EQUITY MARKETS
Benign equilibrium has resulted in a meandering market that has delivered no prominent pockets of weakness, yet no real progress either. This may reflect an odd best-case scenario for stocks in 2004. As the Fed fights against inflation on the one hand, and deflation on the other, success may well imply that stock market losses (and significant gains) are averted for the year. Should the Fed lose the battle on either front, though, the consequences would probably be distinctly negative for equities.

Historically, the stock market has tended to move sideways during the first six months of an election year. The record also suggests that stocks respond better to continuity than to a change in administration. With the presidential race currently so close, the ebbs and flows of election polls could well affect markets over the next several months. We continue to believe that the market's focus will turn from companies benefiting from liquidity to those demonstrating earnings quality.

PORTFOLIO STRATEGY
The Met/Putnam Capital Opportunities Portfolio management team takes a bottom-up approach, seeking to identify the most attractive investment opportunities based on valuation while considering overall portfolio construction. We continue to manage the fund with a 12- to 18-month time horizon, and have positioned it for a gradual economic recovery.

During the period, the Portfolio's largest purchases were: United Online Corp. (technology services), Citrix Systems, Inc. (software), and VeriSign, Inc. (technology services). Our largest sells during the period were: Briggs & Stratton Corp. (machinery), Hyperion Solutions Corp. (software), and Brunswick Corp. (leisure products).

TEAM MANAGED
Putnam Investment Management, LLC

The views expressed are exclusively those of Putnam Investment Management, LLC as of June 30, 2004. There can be no assurance or guarantee that their expectations for future capital markets developments will be realized.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                 Percent of
                    Description                  Net Assets
                    ---------------------------------------
                    SUPERVALU, Inc.                2.79%
                    ---------------------------------------
                    C.R. Bard, Inc.                2.19%
                    ---------------------------------------
                    United Online, Inc.            2.06%
                    ---------------------------------------
                    BMC Software, Inc.             1.94%
                    ---------------------------------------
                    Autoliv, Inc.                  1.80%
                    ---------------------------------------
                    RenaissanceRe Holdings, Ltd.   1.78%
                    ---------------------------------------
                    Ryland Group, Inc.             1.74%
                    ---------------------------------------
                    Rent-A-Center, Inc.            1.70%
                    ---------------------------------------
                    Michaels Stores, Inc.          1.69%
                    ---------------------------------------
                    VeriSign, Inc.                 1.68%
                    ---------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/Putnam Capital Opportunities Portfolio         For the period ended 6/30/04
Managed by Putnam Investment Management, LLC
LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                 Met/Putnam Capital Opportunities, managed by
         Putnam Investment Management, LLC, vs. Russell 2000 Index/2/
                           Growth Based on $10,000+

                                    [CHART]


              Russell 2000      Met/Putnam Capital
                Index/1/      Opportunities Portfolio
              ------------    -----------------------
 05/01/1996     $10,000               $10,000
 06/30/1996       9,978                 9,977
 09/30/1996      10,012                10,149
 12/31/1996      10,533                10,859
 03/31/1997       9,988                10,083
 06/30/1997      11,607                11,623
 09/30/1997      13,334                13,363
 12/31/1997      12,888                13,128
 03/31/1998      14,184                14,730
 06/30/1998      13,523                13,746
 09/30/1998      10,798                10,791
 12/31/1998      12,559                12,419
 03/31/1999      11,877                11,828
 06/30/1999      13,724                13,165
 09/30/1999      12,857                13,285
 12/31/1999      15,229                17,953
 03/31/2000      16,307                19,471
 06/30/2000      15,691                18,097
 09/30/2000      15,865                18,484
 12/31/2000      14,769                16,058
 03/31/2001      13,809                13,599
 06/30/2001      15,781                15,845
 09/30/2001      12,500                12,201
 12/31/2001      15,135                14,706
 03/31/2002      15,739                15,232
 06/30/2002      14,424                13,654
 09/30/2002      11,338                11,112
 12/31/2002      12,035                11,612
 03/31/2003      11,495                10,559
 06/30/2003      14,187                12,652
 09/30/2003      15,473                13,329
 12/31/2003      17,722                14,947
 03/31/2004      18,831                15,587
 06/30/2004      18,919                15,826




--------------------------------------------------------------------------------
PORTFOLIO SECTORS (% of portfolio market value)
As of 6/30/04

                                    [CHART]

Basic Materials     2.4%
Communications      6.1%
Cyclical           15.2%
Diversified         0.4%
Energy              7.1%
Financial          19.5%
Industrials        13.3%
Non-Cyclical       18.4%
Technology         15.3%
Utilities           2.3%

    -------------------------------------------------------------
                                 Average Annual Return/3/
                              (for the period ended 6/30/04)
    -------------------------------------------------------------
                          1 Year 3 Year 5 Year Since Inception/4/
    -------------------------------------------------------------
    Met/Putnam Capital
    Opportunities
--  Portfolio--Class A    25.07% -0.05% 3.75%        5.78%
    Class B               24.80% -0.27%    --        5.33%
    -------------------------------------------------------------
- - Russell 2000 Index/2/ 33.36%  6.23% 6.63%        8.11%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell 2500 Index offers investors access to the small to mid-cap segment of the U.S. equity universe, commonly referred to as "mid" cap. The Russell 2500 is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set. The Russell 2500 includes the smallest 2500 securities in the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $1.83 billion; the median market capitalization was approximately $.62 billion. The Index had a market capitalization range of approximately $4.73 billion to $0.07 billion. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $900 million; the median market capitalization was approximately $511 million. The Index had a market capitalization range of approximately $1.9 billion to $117 million. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/Putnam Research Portfolio                      For the period ended 6/30/04
Managed by Putnam Investment Management, LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE
The Met/Putnam Research Fund portfolio posted positive absolute returns but lagged its benchmark in the semi-annual period ended June 30, 2004. Steady gains early in the year, followed by a furious rally in the final week of the first quarter, overcame a devastating terrorist attack in Spain in mid-March, leaving most U.S. indices in positive territory for the first quarter. U.S. equities moved higher in the second quarter, lifted by signs of robust economic expansion. However, rising interest rates, soaring oil prices, and a series of destabilizing events in Iraq continued to keep markets in check for much of the second quarter.

Strong stock selection in the telecommunications service sector was the most significant contributor to relative performance. Owning Verizon Communications, Inc., and avoiding other Regional Bell Operating Companies added most to relative performance. Verizon Communications, Inc. reported strong results based on cost cutting and above-forecast wireless subscriber growth. Regional Bells continue to face increased competition and capital expenditure requirements.

The Portfolio's position in industrials, one of the strongest performing sectors of the S&P 500 Index/1/, was also positive. Tyco International Ltd. was a leading contributor, as Chairman Ed Breen has taken significant steps to repair the company's tarnished reputation and has boosted investor confidence by continuing to generate strong cash flow, reduce debt, and divest low-margin businesses. Manufacturer Illinois Tool Works and aerospace giant Boeing Co. also performed well. Union Pacific Corp. was the weakest stock in the sector, lagging due to crew shortages, cold weather, rising fuel costs, and the loss of a court appeal.

Utilities, the smallest sector weight at 2.9%, was also a strong contributor. Overweighting Edison International, which emerged successfully from the 2000 deregulation power crisis in California, added most to returns.

Consumer stocks were the largest detractors from relative performance during the period. Increasing oil prices, which moved from $32 at the beginning of the year to $42 by June, had a negative impact on consumer spending. Interest rates moved significantly higher, pressuring companies who have been beneficiaries of low mortgage rates and numerous refinance waves over the past several years. Lowes CO., Inc., and Bed Bath &Beyond, Inc., (home furnishing companies) were hurt by profit taking. Retailers Kohl's Corp. and Family Dollar Stores, Inc. weakened on lower-than-expected sales results. AutoZone, Inc., the do-it-yourself auto parts store, had a choppy first six months, but by June shares had outpaced the market for the period. However, at period end, AutoZone, Inc. announced disappointing sales figures and shares declined, making our overweight position a drag on performance.

Health care was the second-largest detractor from relative performance. Specialty pharmaceutical company Forest Laboratories, Inc. was the leading detractor for the first six months of 2004. After outpacing the market through most of the period, Forest Laboratories, Inc., shares fell 10% late in June over unfavorable news alleging a lack of disclosure during pediatric clinical trials for Forest Laboratories, Inc., older antidepressant drug Celexa. Concerns that New York Attorney General Eliot Spitzer is investigating this "off label" use weighed on the stock. There is also concern that the overall market for antidepressant drugs is slowing while competition increases. Wyeth, Pfizer, Inc., and Abbott Laboratories, all of which had a negative impact on performance in the first six months impacted by continued concerns related to the Wyeth's diet drug settlement and election year rhetoric regarding drug reimportation, price controls and proposed Medicare changes. However, not holding Bristol-Myers Squibb Co. and Johnson & Johnson, Inc. offset a portion of the weakness.

The information technology sector also detracted from relative returns. The semiconductor industry was the weakest in the sector. The combination of overweighting Intel Corp. and Fairchild Semiconductor Corp. and underweighting Motorola, Inc., detracted from relative performance. Software was also a detractor, as VERITAS Software Corp. and Siebel Systems, Inc., were hurt by a change in buying patterns by corporate customers toward incremental purchases instead of large-deal end-of-quarter purchases. Hewlett-Packard was also weak, as investors remained skeptical that the company would be able achieve its stated annual growth target.

OUTLOOK: U.S. EQUITY MARKETS
Benign equilibrium has resulted in a meandering market that has delivered no prominent pockets of weakness, yet no real progress either. This may reflect an odd best-case scenario for stocks in 2004. As the Fed fights against inflation on the one hand, and deflation on the other, success may well imply that stock market losses (and significant gains) are averted for the year. Should the Fed lose the battle on either front, though, the consequences would probably be distinctly negative for equities.

Historically, the stock market has tended to move sideways during the first six months of an election year. The record also suggests that stocks respond better to continuity than to a change in administration. With the presidential race currently so close, the ebbs and flows of election polls could well affect markets over the next several months. We continue to believe that the market's focus will turn from companies benefiting from liquidity to those demonstrating earnings quality.

PORTFOLIO STRATEGY
The Met/Putnam Research Portfolio, as always, concentrates on stock selection, maintaining a neutral sector weighting. The Portfolio is currently positioned for continued economic improvement, which we expect will lead to additional corporate profitability and rising household income. Our bottom-up fundamental process has led us to overweight consumer, diversified and retail cyclical, chemical, and software companies.

Recent portfolio additions include EMC Corp. in the technology sector, Ingersoll-Rand in industrials, and Toyota Motor in consumer stocks. Our reductions include selling insurance company American International Group, Inc., Motorola, Inc. in technology, and Express Scripts, Inc. within health care.

PUTNAM GLOBAL EQUITY RESEARCH COMMITTEE
Putnam Investment Management, LLC

The views expressed are exclusively those of Putnam Investment Management, LLC as of June 30, 2004. There can be no assurance or guarantee that their expectations for future capital markets developments will be realized.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                              Percent of
                        Description           Net Assets
                        --------------------------------
                        Pfizer, Inc.            3.91%
                        --------------------------------
                        Microsoft Corp.         3.81%
                        --------------------------------
                        Citigroup, Inc.         3.81%
                        --------------------------------
                        General Electric Co.    3.29%
                        --------------------------------
                        Lowes Co., Inc.         2.33%
                        --------------------------------
                        Fifth Third Bancorp     2.29%
                        --------------------------------
                        Wal-Mart Stores, Inc.   2.26%
                        --------------------------------
                        Intel Corp.             2.23%
                        --------------------------------
                        Cisco Systems, Inc.     2.09%
                        --------------------------------
                        Coca-Cola Co.           1.96%
                        --------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/Putnam Research Portfolio                      For the period ended 6/30/04
Managed by Putnam Investment Management, LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                   Met/Putnam Research Portfolio, managed by
            Putnam Investment Management, LLC, vs. S&P 500 Index/1/
                           Growth Based on $10,000+

                                    [CHART]

                                   Met/Putnam Research
                S&P 500 Index/1/        Portfolio
                ----------------   -------------------
 02/12/2001         $10,000              $10,000
 03/31/2001           8,512                8,350
 06/30/2001           9,010                9,000
 09/30/2001           7,687                7,229
 12/31/2001           8,509                8,166
 03/31/2002           8,533                8,106
 06/30/2002           7,389                6,991
 09/30/2002           6,113                5,896
 12/31/2002           6,628                6,467
 03/31/2003           6,420                6,134
 06/30/2003           7,408                7,093
 09/30/2003           7,605                7,265
 12/31/2003           8,531                8,041
 03/31/2004           8,675                8,112
 06/30/2004           8,824                8,122




--------------------------------------------------------------------------------
PORTFOLIO SECTORS (% of portfolio market value)
As of 6/30/04

                                    [CHART]

Basic Materials     4.2%
Communications     10.0%
Cyclical           13.2%
Diversified         3.6%
Energy              9.2%
Financials         20.3%
Industrials         5.3%
Non-Cyclical       19.1%
Technology         12.7%
Utilities           2.4%


    ----------------------------------------------------
                           Average Annual Return/2/
                        (for the period ended 6/30/04)
    ----------------------------------------------------
                        1 Year 3 Year Since Inception/3/
    ----------------------------------------------------
    Met/Putnam Research
--  Portfolio--Class A  14.76%     --       2.66%
    Class B             14.51% -3.36%      -5.96%
    ----------------------------------------------------
- - S&P 500 Index/1/    19.10% -0.69%      -3.59%
    ----------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 10/16/01. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Third Avenue Small Cap Value Portfolio             For the period ended 6/30/04
Managed by Third Avenue Management LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


During the first six months of 2004, the Third Avenue Small Cap Value Portfolio
- Class A Shares ("the Portfolio") appreciated by 11.96%, compared to increases of 3.44%, 6.76% and 7.83%, for the S&P 500 Index/1/, the Russell 2000 Index/2/ and the Russell 2000 Value Index/3/, respectively. The strong performance during the first half of 2004 was driven by meaningful appreciation from several consumer-related holdings, including Kmart Holding Corp. (acquired during 2004 and up 142% from our cost) and JAKKS Pacific, Inc. (up 58%). Other investments that contributed significantly to the impressive overall performance of the Portfolio include Ichiyoshi Securities Co., Ltd. (up 79%), Cavco Industries, Inc. (up 65%), and CommScope, Inc. (up 31%).

During the six-month period we acquired 18 new positions and eliminated 7 positions, increasing the number of holdings in the Portfolio to 79. The primary focus for new ideas in 2004 has been Oil and Gas Exploration and Production (E&P) companies, including Equity Oil, St. Mary Land & Exploration Co., and Whiting Petroleum Corp. Owing to recent favorable commodity prices; E&P companies have been generating very strong cash flow, enabling them to reduce their leverage while still growing reserves. As a result, these companies currently have strong financial positions based on only modest debt levels and the presence of high quality assets in the form of proven reserves of oil and gas. The companies also have management teams with impressive track records for growing reserves through several commodity cycles. Furthermore, the shares of these companies are attractively valued at discounts to net asset value, based on recent industry transaction multiples, and only modest multiples of earnings and book value. These valuations attribute little value to the company's future growth prospects and appear to discount a much lower, future commodity price environment.

One might reasonably ask whether Portfolio management needs to predict commodity prices in order to invest in this sector. We can't, and we don't try. However, even in the absence of a crystal ball, we believe the odds remain stacked in our favor. Though E&P company results are inextricably tied to oil and gas prices, the great weight of probability would seem to suggest that over the next three to five years, oil and gas prices can stay in a reasonable enough range, on average (e.g., crude oil between $28 to $45, and natural gas between $4 to $6), to enable E&P companies to continue to make a nice living, improve their balance sheets, and grow their reserves on a per share basis. Several observations support this reasoning. First, oil prices may not be all that high, when considered on an inflation-adjusted basis, compared to what they were in the late 1970's/early 1980's. Furthermore, supply may not be as assured or as secure as many assume. Some significant sources of supply have already peaked in terms of production and/or are depleted. Technology used in the industry (e.g., 3-D Seismic, horizontal drilling, subsea production) seems to have accelerated decline rates, and recent terrorist attacks on Mid East energy-related facilities only highlight the precarious reserve/supply situation. Meanwhile, longer-term demand, worldwide, seems likely to continue to grow at an above-average rate, considering the fact that China's oil use has doubled in the last seven years, and that consumption by growing countries like India may very well follow a similar path. These observations seem to support our favorable outlook for the E&P companies, and the Portfolio's odds of investment success in this area may be enhanced by a rising tide of mergers and acquisitions that has washed over the industry in recent months.

Resource conversions involving two of the investments in the Portfolio led to the elimination of those positions in the first half of 2004. Butler Manufacturing Co. was acquired in an all-cash acquisition for $22.50 per share. Fund management opposed the transaction and encouraged Butler Manufacturing Co. management to delay the shareholder meeting and vote in order to consider an offer from another company that submitted what appeared to be a superior acquisition proposal (albeit late in the process). Fund management believes that the company's board of directors agreed to sell the company for less than its full value. In this regard, the Portfolio dissented from the merger and has taken steps to demand an appraisal of its shares in accordance with Delaware statutory procedures. In another resource conversion, the Portfolio's position in Maxwell Shoe Co., Inc.,--Class A was eliminated in response to a tender offer by Jones Apparel Group, Inc.

We eliminated our position in Circuit City Stores, Inc., after significant appreciation, due to a deteriorating financial position. The Portfolio's investment in CyberOptics Corp. was eliminated, following a significant increase in its share price, as part of a program to reduce exposure to high-tech companies. We eliminated our position in SWS Group, Inc. as we believed that the shares were grossly overvalued, particularly following the spin-off of its money management operations, which resulted, in our view, in less clarity about the long-term earning power of the Company. We sold our Modtech Holdings, Inc. common stock after making the determination that the business was permanently impaired, following two quarters of operating losses and the resultant violations of debt covenants.

Looking forward, we remain pleased with the overall quality of names in the Portfolio. We will continue to strive to find securities of companies that we believe to be "Safe and Cheap," based on their financial strength, reasonable management teams, readily available financial information and disclosure, and pricing below their private market values.

CURTIS JENSEN
IAN LAPEY
Portfolio Managers
Third Avenue Management LLC

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                      Percent of
               Description                            Net Assets
               -------------------------------------------------
               LNR Property Corp.                       2.35%
               -------------------------------------------------
               JAKKS Pacific, Inc.                      2.34%
               -------------------------------------------------
               CommScope, Inc.                          2.27%
               -------------------------------------------------
               Forest City Enterprises, Inc.--Class A   2.21%
               -------------------------------------------------
               Trammell Crow Co.                        2.06%
               -------------------------------------------------
               Alexander & Baldwin, Inc.                2.05%
               -------------------------------------------------
               St. Joe Co. (The)                        2.02%
               -------------------------------------------------
               St. Mary Land & Exploration Co.          1.90%
               -------------------------------------------------
               Agrium, Inc.                             1.83%
               -------------------------------------------------
               Catellus Development Corp.               1.76%
               -------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO SECTORS (% of portfolio market value)
As of 6/30/04

                                    [CHART]

Financial                 31.9%
Industrial                20.8%
Cyclical                  14.2%
Energy                    10.2%
Non-Cyclical               5.1%
Basic Materials            6.9%
Communications             0.8%
Technology                 8.2%
Diversified                1.9%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Third Avenue Small Cap Value Portfolio             For the period ended 6/30/04
Managed by Third Avenue Management LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


              Third Avenue Small Cap Value Portfolio, managed by
         Third Avenue Management LLC, vs. Russell 2000 Value Index/3/
                           Growth Based on $10,000+

                                    [CHART]

               Russell 2000           Third Avenue Small
               Value Index/3/         Cap Value Portfolio
               --------------         -------------------
05/01/2002       $10,000                    $10,000
06/30/2002         9,455                      9,240
09/30/2002         7,442                      7,380
12/31/2002         7,808                      8,322
03/31/2003         7,412                      8,040
06/30/2003         9,096                      9,506
09/30/2003         9,799                     10,490
12/31/2003        11,403                     11,777
03/31/2004        12,192                     12,690
06/30/2004        12,295                     13,186



    ------------------------------------------------------------
                                 Average Annual Return/4/
                                 (for the period ended 6/30/04)
    ------------------------------------------------------------
                                 1 Year    Since Inception/5/
    ------------------------------------------------------------
    Third Avenue Small Cap Value
--  Portfolio--Class A           38.71%         13.59%
    Class B                      38.37%         13.40%
    ------------------------------------------------------------
- - Russell 2000 Value Index/3/  35.17%          9.98%
    ------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $900 million; the median market capitalization was approximately $511 million. The Index had a market capitalization range of approximately $1.9 billion to $117 million. The Index does not include fees or expenses and is not available for direct investment.

/3/The Russell 2000 Value Index is an unmanaged index and measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment. The Index does not include fees or expenses and is not available for direct investment.

/4/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/5/Inception of the Class A and Class B shares is 5/1/02. Index returns are based on an inception date of 5/1/02.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth Portfolio             For the period ended 6/30/04
Managed by T. Rowe Price Associates, Inc.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE
The Portfolio registered a strong gain in the first half, outpacing the S&P MidCap 400 Index/1 /and the Russell Midcap Growth Index/2/, which returned 6.08% and 5.94% respectively. Relative to the S&P MidCap 400 Index, information technology, industrials and business services, and telecommunications contributed positively, while the consumer discretionary and materials sectors weighed on performance.

MARKET ENVIRONMENT
U.S. stocks extended last year's rally in the first half of 2004, although gains were more modest. Most indexes closed below their highest levels of the year as positive investor sentiment was tempered by concerns about inflation, high oil prices, and rising interest rates. Mid-caps strongly outperformed their larger peers, and value stocks surpassed growth.

PORTFOLIO REVIEW
Information technology was the best relative performer, although a more modest absolute gainer for the fund. Technology was the only sector to post a negative return in the benchmark. Strength among our communications equipment and software holdings aided relative performance. In communications equipment, Research In Motion Ltd., the maker of the popular Blackberry handheld device, gained over 104% and was our second-largest absolute contributor. The company is in the early stages of market penetration with a premier product. The software and services Research In Motion Ltd., provides for the Blackberry are the key drivers to the business model, as opposed to the device itself. Additionally, Harris Corp., a communications equipment company serving both the commercial and government markets, was among the top 10 absolute contributors. Within software, VeriSign, Inc., Adobe Systems, Inc. and McAfee, Inc., were strong gainers on the expectation of the recovery of IT spending.

Continued economic strength benefited industrials and business services holdings, and the sector was a strong relative and absolute contributor. The commercial services industry comprised two of our top 10 absolute contributors as Choicepoint, Inc., and employment services provider Robert Half International, Inc., rebounded after first-quarter weakness. Choicepoint, Inc., an identification services and fraud prevention company, is benefiting from strength in each of its business units--insurance, business and government, and in marketing services. Demand for finance and accounting staffing--a core business at Robert Half International, Inc., has increased due to stricter regulations. Additionally, our education holdings performed well in the period, anchored by Apollo Group, Inc.--Class A.

The energy sector was the second-best performer in the index for the quarter, behind consumer staples. Strong commodity prices continue to benefit the sector and drilling activity is increasing. Our continued overweight in the sector and good stock selection bolstered relative performance. Oil and gas producers EOG Resources, Inc., and Western Gas Resources, Inc., were strong gainers, in addition to equipment and services stocks BJ Services Co., and Smith International, Inc.

Media stocks hampered relative performance in the consumer discretionary sector, as a slower-than-expected recovery in radio advertising spending hurt holdings Citadel Broadcasting Corp, Cox Radio, Inc.--Class A, and Cablevision Systems New York Group--Class A. Additionally, retail stocks were weak over concerns about consumer spending in a rising interest rate environment. Discount retailers were among the worst hit, including Family Dollar Stores, Inc.

The materials sector was a relative detractor due to our metals and mining holdings, despite the solid performance of Nucor Corp. and Potash Corp. of Saskatachewan, Inc., Newmont Mining Corp. and International Steel Group, Inc. were especially weak.

OUTLOOK
Despite some risks, the economy and corporate profits appear strong, providing a moderately positive backdrop for stocks. We continue to see opportunities in the marketplace and believe the Portfolio is well-positioned for the current environment.

TEAM MANAGED

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                Percent of
                      Description               Net Assets
                      ------------------------------------
                      Omnicare, Inc.              1.82%
                      ------------------------------------
                      ChoicePoint, Inc.           1.58%
                      ------------------------------------
                      BJ Services Co.             1.46%
                      ------------------------------------
                      Medimmune, Inc.             1.32%
                      ------------------------------------
                      Smith International, Inc.   1.30%
                      ------------------------------------
                      DST Systems, Inc.           1.22%
                      ------------------------------------
                      Western Wireless Corp.      1.21%
                      ------------------------------------
                      Rockwell Collins, Inc.      1.19%
                      ------------------------------------
                      Manpower, Inc.              1.16%
                      ------------------------------------
                      Harris Corp.                1.16%
                      ------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO SECTORS (% of portfolio market value)
As of 6/30/04

                                    [CHART]

Non-Cyclical               32.9%
Technology                 13.0%
Communications             12.9%
Cyclical                   12.1%
Industrials                 9.1%
Energy                      8.4%
Financials                  8.3%
Basic Materials             3.3%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth Portfolio             For the period ended 6/30/04
Managed by T. Rowe Price Associates, Inc.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


              T. Rowe Price Mid-Cap Growth Portfolio, managed by
      T. Rowe Price Associates, Inc., vs. Russell Midcap Growth Index/2/
                           Growth Based on $10,000+

                                    [CHART]

                       Russell Midcap               T. Rowe Price Mid-Cap
                        Growth Index/2/               Growth Portfolio
                        ---------------               ----------------
 2/12/2001                  $10,000                       $10,000
 3/31/2001                    7,729                         7,950
 6/30/2001                    8,980                         9,500
 9/30/2001                    6,483                         6,570
12/31/2001                    8,238                         8,340
 3/31/2002                    8,092                         7,701
 6/30/2002                    6,614                         5,340
 9/30/2002                    5,478                         4,350
12/31/2002                    5,981                         4,668
 3/31/2003                    5,979                         4,577
 6/30/2003                    7,101                         5,463
 9/30/2003                    7,609                         5,684
12/31/2003                    8,535                         6,378
 3/31/2004                    8,947                         6,589
 6/30/2004                    9,041                         6,851


    ----------------------------------------------------------------
                                       Average Annual Return/3/
                                    (for the period ended 6/30/04)
    ----------------------------------------------------------------
                                   1 Year 3 Year  Since Inception/4/
    ----------------------------------------------------------------
    T. Rowe Price Mid-Cap Growth
    Portfolio--Class A             26.01% -10.05%      -10.29%
--  Class B                        25.41% -10.33%      -10.58%
    Class E                        25.74%      --       -2.79%
    ----------------------------------------------------------------
- - Russell Midcap Growth Index/2/ 27.32%   0.23%       -2.94%
    ----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The S&P MidCap 400 Index consists of 400 domestic stocks of midsize companies (market cap range of $4 billion to $1 billion) in the U.S. market. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell Midcap Growth Index is an unmanaged index and measures the performance of those Russell Mid Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Turner Mid-Cap Growth Portfolio                    For the period ended 6/30/04
Managed by Turner Investment Partners, Inc.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


Turner Investment Partners began managing the Turner Mid-Cap Growth Portfolio on May 3, 2004. Since that time the Portfolio has returned a positive 4.10% vs. the 3.99 % gain posted by the Russell Midcap Growth Index/1/.

The Portfolio benefited from a modestly rising stock market, which was caught in a tug of war between the bulls and bears throughout the quarter. Bullish pundits point to an improving economy, stronger-than-expected corporate earnings, increased capital spending, strong demand for commodities and industrial products worldwide, and the historically positive catalyst of a presidential election year as reasons for the stock market to rise going forward. Bearish observers make the case that oil prices of about $40 a barrel, higher interest rates, above-average valuations, and the specter of new terrorist attacks and continued turmoil in Iraq bode ill for the stock market. On balance, the bulls won out in the quarter, with cyclical stocks in general and stocks in the energy and autos/transportation sectors in particular performing best. Conversely, utilities/communication, financial-services, consumer-discretionary/services, and technology stocks--which constitute the majority of the stock market's total capitalization--recorded losses or subpar gains.

The majority of positive performance for the period can be attributed to holdings in the technology, producer durables, utilities and healthcare sectors. In the technology sector, positive performance came from Broadcom Corp.--Class A in the semiconductor industry and from Akamai Technologies, Inc., in the internet software/services industry. In the producer durables sector, Lam Research Corp. added to performance in the electronic production equipment industry. The utilities sector contributed positive performance from holdings in the telecommunications equipment industry and the wireless telecommunications industry. The healthcare sector also had a positive impact on the Portfolio. In fact, the top performing individual stock overall for the time period was Gen-Probe, Inc., a biotechnology stock. Gen-Probe, Inc., is a global leader in the development, manufacture and marketing of rapid, accurate and cost-effective nucleic acid testing (NAT) products used for the clinical diagnosis of human diseases and for screening donated human blood.

Select holdings in the consumer staples sector detracted from performance during the time period. Within that sector, NBTY, Inc., a manufacturer, marketer and retailer of nutritional supplements in the specialty food industry detracted from performance. Overall, holdings in the consumer discretionary and technology sectors contributed positively to performance, but a number of underlying industries within those sectors including casinos/gambling and consumer services had a negative impact on performance. The medical specialty industry in the healthcare sector also had an adverse affect on performance with Henry Schein, Inc. detracting from performance.

We think stocks that offer especially good return potential now (and that we are emphasizing in the Portfolio) include retailers of premium-priced goods; Internet-services firms; software providers; makers of biotechnology products and broadband-communications systems; investment managers; financial-transaction processors; and firms in cyclical industries such as metals and industrial products that tend to perform well when the economic cycle is maturing.

We think the outlook for the stock market remains favorable in 2004, based on our conviction that earnings are likely to continue to exceed expectations. In the first quarter, for instance, the rate of positive earnings surprises for the S&P 500 Index/2/ companies was 75%, notably above the long-term average. We anticipate that trend will continue. And First Call projects the S&P 500 companies will post increases in operating earnings per share of 17.5% in 2004 and 11.1% in 2005. We think those numbers (as well as the numbers for mid-cap companies) may actually be too conservative and further positive surprises in earnings may be in the offing.

TEAM MANAGED
Note to investors: The Portfolio is managed by a committee composed of Christopher K. McHugh, Bill McVail, CFA, and Robert E. Turner, CFA. Mr. McHugh, Senior Portfolio Manager/Security Analyst, co-founded Turner in 1990 and is the Portfolio's lead manager. Mr. McVail, Senior Portfolio Manager/Security Analyst, joined Turner in 1998. Mr. Turner, Chairman and Chief Investment Officer--Growth Equities, co-founded Turner in 1990.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                      Percent of
                Description                           Net Assets
                ------------------------------------------------
                Marriott International, Inc.--Class A   1.50%
                ------------------------------------------------
                Lexmark International, Inc.--Class A    1.46%
                ------------------------------------------------
                Fisher Scientific Int'l, Inc.           1.35%
                ------------------------------------------------
                Bard (C.R.), Inc.                       1.33%
                ------------------------------------------------
                Lam Research, Inc.                      1.31%
                ------------------------------------------------
                CDW Corp.                               1.28%
                ------------------------------------------------
                Citrix Systems, Inc.                    1.26%
                ------------------------------------------------
                Coach, Inc.                             1.23%
                ------------------------------------------------
                Broadcom Corp.--Class A                 1.19%
                ------------------------------------------------
                Juniper Networks, Inc.                  1.12%
                ------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO SECTORS (% of portfolio market value)
As of 6/30/04

                                    [CHART]


Non-Cyclical               28.6%
Technology                 26.0%
Cyclical                   14.7%
Communications              8.2%
Financials                  6.8%
Industrials                 4.8%
Diversified                 3.8%
Energy                      2.9%
Basic Materials             3.8%
Utilities                   0.4%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Turner Mid-Cap Growth Portfolio                    For the period ended 6/30/04
Managed by Turner Investment Partners, Inc.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                  Turner Mid-Cap Growth Portfolio, managed by
     Turner Investment Partners, Inc., vs. Russell Midcap Growth Index/1/
                           Growth Based on $10,000+

                                    [CHART]

             Russell Mid Cap              Turner
              Growth Index/1/    Mid-Cap Growth Portfolio
             ----------------    ------------------------
 5/1/2004        $10,000                $10,000
6/30/2004         10,399                 10,410

    -------------------------------------------------------------
                                        Cumulative Return/3/
                                   (for the period ended 6/30/04)
    -------------------------------------------------------------
                                         Since Inception/4/
    -------------------------------------------------------------
    Turner Mid-Cap Growth
--  Portfolio--Class A                         4.10%
    Class B                                    4.10%
    -------------------------------------------------------------
- - Russell Midcap Growth Index/1/             3.99%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell Midcap Growth Index is an unmanaged index and measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A and Class B shares is 5/1/04. Index returns are based on an inception date of 4/30/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
MET/AIM MID CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                              SHARES    (NOTE 2)
         --------------------------------------------------------------

         COMMON STOCKS - 93.2%
         AUTO COMPONENTS - 1.3%
         Genuine Parts Co........................  85,900 $   3,408,512
                                                          -------------
         BANKS - 8.7%
         AmSouth Bancorp.........................  83,500     2,126,745
         Banknorth Group, Inc....................  59,800     1,942,304
         City National Corp......................  32,500     2,135,250
         Comerica, Inc...........................  35,750     1,961,960
         Compass Bancshares, Inc.................  47,850     2,057,550
         Hibernia Corp. - Class A................  84,800     2,060,640
         Hudson United Bancorp...................  52,000     1,938,560
         Marshall & Ilsley Corp..................  58,000     2,267,220
         TCF Financial Corp......................  69,800     4,051,890
         Webster Financial Corp..................  39,800     1,871,396
                                                          -------------
                                                             22,413,515
                                                          -------------
         CHEMICALS - 7.5%
         Engelhard Corp..........................  69,500     2,245,545
         International Flavors & Fragrances, Inc. 183,400     6,859,160
         Scotts Company (The) - Class A*(a)......  67,500     4,311,900
         Sigma-Aldrich Corp.(a)..................  47,900     2,855,319
         Valspar Corp............................  63,800     3,218,072
                                                          -------------
                                                             19,489,996
                                                          -------------
         COMMERCIAL SERVICES & SUPPLIES - 10.8%
         Ceridian Corp.*......................... 205,200     4,617,000
         Certegy, Inc............................ 102,100     3,961,480
         Fair Isaac Corp.(a).....................  73,300     2,446,754
         Pitney Bowes, Inc.......................  66,900     2,960,325
         Republic Services, Inc.................. 163,100     4,720,114
         Valassis Communications, Inc.*.......... 111,400     3,394,358
         Viad Corp...............................  90,100     2,433,601
         Xerox Corp.*............................ 244,700     3,548,150
                                                          -------------
                                                             28,081,782
                                                          -------------
         COMMUNICATIONS EQUIPMENT & SERVICES - 1.2%
         CenturyTel, Inc......................... 104,500     3,139,180
                                                          -------------
         CONTAINERS & PACKAGING - 2.8%
         Ball Corp...............................  40,400     2,910,820
         Pactiv Corp.*........................... 172,500     4,302,150
                                                          -------------
                                                              7,212,970
                                                          -------------
         ELECTRIC UTILITIES - 2.9%
         FPL Group, Inc..........................  41,800     2,673,110
         Wisconsin Energy Corp................... 146,100     4,764,321
                                                          -------------
                                                              7,437,431
                                                          -------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS - 5.5%
         Agilent Technologies, Inc.*.............  83,900     2,456,592
         Amphenol Corp. - Class A*...............  85,500     2,848,860
         L-3 Communications Holdings, Inc.(a)....  58,600     3,914,480
         Microchip Technology, Inc...............  88,850     2,802,329
         Xilinx, Inc.............................  64,400     2,145,164
                                                          -------------
                                                             14,167,425
                                                          -------------

         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                             SHARES    (NOTE 2)
         -------------------------------------------------------------

         ENERGY EQUIPMENT & SERVICES - 1.1%
         Cooper Cameron Corp.*..................  57,400 $   2,795,380
                                                         -------------
         FOOD PRODUCTS - 2.9%
         Campbell Soup Co....................... 176,400     4,741,632
         Tate & Lyle Plc........................ 482,790     2,888,327
                                                         -------------
                                                             7,629,959
                                                         -------------
         FOOD RETAILERS - 2.7%
         Kroger Co.*............................ 249,800     4,546,360
         Safeway, Inc.*.........................  98,000     2,483,320
                                                         -------------
                                                             7,029,680
                                                         -------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 2.7%
         Mettler-Toledo International, Inc.*(a).  80,500     3,955,770
         Waters Corp.*..........................  62,900     3,005,362
                                                         -------------
                                                             6,961,132
                                                         -------------
         HEALTH CARE PROVIDERS & SERVICES - 1.0%
         Medco Health Solutions, Inc.*..........  71,000     2,662,500
                                                         -------------
         HOTELS, RESTAURANTS & LEISURE - 2.7%
         Brunswick Corp.........................  93,100     3,798,480
         Lee Enterprises, Inc...................  29,300     1,406,693
         Outback Steakhouse, Inc................  44,600     1,844,656
                                                         -------------
                                                             7,049,829
                                                         -------------
         HOUSEHOLD DURABLES - 3.3%
         Herman Miller, Inc.(a).................  99,400     2,876,636
         Mohawk Industries, Inc.*...............  77,700     5,697,741
                                                         -------------
                                                             8,574,377
                                                         -------------
         HOUSEHOLD PRODUCTS - 1.7%
         Newell Rubbermaid, Inc................. 184,500     4,335,750
                                                         -------------
         INDUSTRIAL - DIVERSIFIED - 4.4%
         ITT Industries, Inc....................  27,400     2,274,200
         Pentair, Inc...........................  80,850     2,719,794
         Roper Industries, Inc.(a)..............  60,900     3,465,210
         SPX Corp...............................  64,600     3,000,024
                                                         -------------
                                                            11,459,228
                                                         -------------
         INSURANCE - 2.5%
         ACE, Ltd...............................  77,000     3,255,560
         Principal Financial Group, Inc.........  94,800     3,297,144
                                                         -------------
                                                             6,552,704
                                                         -------------
         IT CONSULTING & SERVICES - 1.0%
         Affiliated Computer Services,
           Inc. - Class A*......................  49,000     2,594,060
                                                         -------------
         MACHINERY - 3.5%
         Dover Corp............................. 151,200     6,365,520
         Rockwell Automation, Inc...............  73,000     2,738,230
                                                         -------------
                                                             9,103,750
                                                         -------------
         MEDIA - 1.4%
         New York Times Co. - Class A...........  78,700     3,518,677
                                                         -------------
         OIL & GAS - 7.9%
         Amerada Hess Corp......................  35,500     2,811,245

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM MID CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                             SHARES    (NOTE 2)
         -------------------------------------------------------------

         OIL & GAS - CONTINUED
         Devon Energy Corp......................  48,653 $   3,211,098
         Murphy Oil Corp........................  33,550     2,472,635
         Noble Corp.*...........................  70,200     2,659,878
         Pioneer Natural Resources Co...........  84,800     2,974,784
         Williams Companies, Inc................ 281,300     3,347,470
         XTO Energy, Inc........................  97,125     2,893,354
                                                         -------------
                                                            20,370,464
                                                         -------------
         PAPER & FOREST PRODUCTS - 1.3%
         Georgia-Pacific Corp...................  91,100     3,368,878
                                                         -------------
         PHARMACEUTICALS - 3.2%
         AmerisourceBergen Corp.................  62,770     3,752,390
         IMS Health, Inc........................ 192,200     4,505,168
                                                         -------------
                                                             8,257,558
                                                         -------------
         RETAIL - SPECIALTY - 2.3%
         Family Dollar Stores, Inc..............  79,400     2,415,348
         Mattel, Inc............................ 196,100     3,578,825
                                                         -------------
                                                             5,994,173
                                                         -------------
         SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.0%
         ASML Holding N.V.*(a).................. 155,800     2,665,738
         Emulex Corp.*(a)....................... 170,800     2,444,148
                                                         -------------
                                                             5,109,886
                                                         -------------
         SOFTWARE - 3.0%
         Computer Associates International, Inc. 176,700     4,958,202
         Diebold, Inc...........................  54,600     2,886,702
                                                         -------------
                                                             7,844,904
                                                         -------------
         TEXTILES, APPAREL & LUXURY GOODS - 1.9%
         V.F. Corp..............................  99,100     4,826,170
                                                         -------------
         Total Common Stocks
         (Cost $219,367,831)                               241,389,870
                                                         -------------

     ----------------------------------------------------------------------
     SECURITY                                    SHARES/PAR      VALUE
     DESCRIPTION                                   AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 14.0%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 06/30/04 at 1.30% to
       be repurchased at $17,429,629 on
       07/01/04 collateralized by $17,415,000
       FHLB 4.125% due 05/13/05 with a value
       of $17,782,352........................... $17,429,000 $  17,429,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).......................  18,939,536    18,939,536
                                                             -------------
     Total Short-Term Investments
     (Cost $36,368,536)                                         36,368,536
                                                             -------------

     TOTAL INVESTMENTS - 107.2%
     (Cost $255,736,367)                                       277,758,406

     Other Assets and Liabilities (net) - (7.2%)               (18,743,833)
                                                             -------------

     TOTAL NET ASSETS - 100.0%                               $ 259,014,573
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                           SHARES       (NOTE 2)
         --------------------------------------------------------------

         COMMON STOCKS - 93.0%
         AEROSPACE & DEFENSE - 0.6%
         Engineered Support Systems, Inc.(a)      39,050 $    2,284,816
                                                         --------------
         AIRLINES - 0.5%
         AirTran Holdings, Inc.*(a).........     131,000      1,852,340
                                                         --------------
         AUTOMOBILES - 0.3%
         CarMax, Inc.*(a)...................      50,600      1,106,622
                                                         --------------
         BANKS - 3.2%
         East West Bancorp, Inc.(a).........      79,400      2,437,580
         Greater Bay Bancorp(a).............      49,300      1,424,770
         PrivateBancorp, Inc.(a)............      52,900      1,452,634
         Prosperity Bancshares, Inc.(a).....      51,900      1,263,765
         Silicon Valley Bancshares*(a)......      44,100      1,748,565
         Southwest Bancorp of Texas, Inc.(a)      37,200      1,641,264
         UCBH Holdings, Inc.(a).............      50,200      1,983,904
         W Holding Co., Inc.(a).............      58,800      1,009,596
                                                         --------------
                                                             12,962,078
                                                         --------------
         BIOTECHNOLOGY - 2.8%
         Affymetrix, Inc.*(a)...............      49,200      1,610,316
         Cytyc Corp.*.......................     113,300      2,874,421
         Digene Corp.*(a)...................      50,900      1,859,377
         Genencor Intl., Inc.*(a)...........      62,500      1,023,125
         Harvard Bioscience, Inc.*(a).......      78,800        353,024
         Inveresk Research Group, Inc.*(a)..      48,900      1,508,076
         VISX, Inc.*........................      88,200      2,356,704
                                                         --------------
                                                             11,585,043
                                                         --------------
         CHEMICALS - 0.3%
         Spartech Corp......................      49,300      1,278,842
                                                         --------------
         COMMERCIAL SERVICES & SUPPLIES - 10.4%
         Administaff, Inc.*(a)..............      55,100        914,660
         Advisory Board Co.*(a).............      49,600      1,765,760
         ASE Test, Ltd.*(a).................     151,900      1,119,503
         Charles River Associates, Inc.*(a).      43,500      1,346,325
         Corporate Executive Board Co.(b)...      55,200      3,190,008
         CoStar Group, Inc.*................      74,000      3,398,820
         Digital Insight Corp.*(a)..........      68,600      1,422,078
         Education Management Corp.*........      55,400      1,820,444
         eResearch Technology, Inc.*(a).....      71,374      1,998,458
         Euronet Worldwide, Inc.*(a)........     124,900      2,888,937
         Forrester Research, Inc.*(a).......      70,400      1,312,960
         Gen Probe, Inc.*...................      54,100      2,560,012
         Gevity HR, Inc.(a).................      58,800      1,539,972
         Global Payments, Inc.(a)...........      39,200      1,764,784
         ICON Plc (ADR)*....................      46,900      2,063,131
         iPayment Holdings, Inc.*...........      24,500      1,004,500
         Iron Mountain, Inc.*(a)............      36,800      1,775,968
         Laureate Education, Inc.*(a).......      46,900      1,793,456
         Pediatrix Medical Group, Inc.*.....      22,600      1,578,610
         ScanSource, Inc.*(a)...............      37,200      2,210,424

       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                               SHARES       (NOTE 2)
       ------------------------------------------------------------------

       COMMERCIAL SERVICES & SUPPLIES - CONTINUED
       Stericycle, Inc.*(a)...................      47,600 $    2,462,824
       Tetra Technologies, Inc.*..............      98,000      1,599,360
       Wireless Facilities, Inc.*(a)..........      90,800        892,564
                                                           --------------
                                                               42,423,558
                                                           --------------
       COMMUNICATIONS EQUIPMENT & SERVICES - 3.9%
       ADTRAN, Inc.(a)........................      39,200      1,308,104
       Aeroflex, Inc.*(a).....................     156,800      2,246,944
       C-COR.net Corp.*(a)....................      89,200        917,868
       CACI International, Inc. - Class A*....      25,100      1,015,044
       Intrado, Inc.*(a)......................      60,300        970,227
       Plantronics, Inc.*(a)..................      46,900      1,974,490
       Polycom, Inc.*.........................      63,700      1,427,517
       Powerwave Technologies, Inc.*(a).......     138,100      1,063,370
       SafeNet, Inc.*(a)(b)...................      83,400      2,308,512
       Sierra Wireless, Inc.*(a)..............      24,500        907,235
       UTStarcom, Inc.*(a)....................      37,500      1,134,375
       WJ Communications, Inc.*...............     216,800        767,472
                                                           --------------
                                                               16,041,158
                                                           --------------
       COMPUTERS & PERIPHERALS - 0.9%
       Intergraph Corp.*......................      58,800      1,520,568
       M-Systems Flash Disk Pioneers, Ltd.*(a)     107,800      1,607,298
       PalmOne, Inc.*(a)......................      20,000        695,400
                                                           --------------
                                                                3,823,266
                                                           --------------
       CONSTRUCTION MATERIALS - 1.1%
       Insight Enterprises, Inc.*(a)..........     104,100      1,848,816
       Toll Brothers, Inc.*(a)................      24,500      1,036,840
       Trex Co., Inc.*(a).....................      44,100      1,664,775
                                                           --------------
                                                                4,550,431
                                                           --------------
       ELECTRONIC EQUIPMENT & INSTRUMENTS - 11.0%
       Actel Corp.*...........................      58,800      1,087,800
       Applied Films Corp.*(a)(b).............      93,300      2,707,566
       Avocent Corp.*(a)......................      53,700      1,972,938
       Cymer, Inc.*(a)........................      46,900      1,755,936
       Daktronics, Inc.*(a)...................      58,800      1,467,060
       FEI Co.*(a)............................      59,200      1,415,472
       FLIR Systems, Inc.*(a).................      52,000      2,854,800
       II-VI, Inc.*(a)........................      52,000      1,594,320
       Imax Corp.*(a).........................     197,300      1,093,042
       Integrated Circuit Systems, Inc.*......      69,200      1,879,472
       Intersil Corp. - Class A(a)............      41,776        904,868
       Keithley Instruments, Inc.(a)..........      82,400      1,825,160
       LeCroy Corp.*..........................      84,800      1,527,248
       Littelfuse, Inc.*(a)...................      41,200      1,747,292
       Mykrolis Corp.*(a).....................     139,000      2,421,380
       OmniVision Technologies, Inc.*(a)......      67,600      1,078,220
       PerkinElmer, Inc.......................      74,700      1,496,988
       Photon Dynamics, Inc.*(a)..............      63,700      2,233,959
       Pixelworks, Inc.*(a)...................     100,500      1,539,660

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                               SHARES       (NOTE 2)
       ------------------------------------------------------------------

       ELECTRONIC EQUIPMENT & INSTRUMENTS - CONTINUED
       Rogers Corp.*..........................      26,500 $    1,852,350
       Taser International, Inc.*(a)..........      20,000        866,600
       Tektronix, Inc.........................      53,700      1,826,874
       Trimble Navigation, Ltd.*(b)...........     121,500      3,376,485
       Tripath Technology, Inc.*(a)...........     197,300        641,225
       TTM Technologies, Inc.*(a).............     147,000      1,741,950
       Wilson Greatbatch Techologies, Inc.*(a)      35,700        997,815
       Zoran Corp.*(a)........................      67,700      1,242,295
                                                           --------------
                                                               45,148,775
                                                           --------------
       ENERGY EQUIPMENT & SERVICES - 0.6%
       FMC Technologies, Inc.*................      78,100      2,249,280
                                                           --------------
       FINANCIAL SERVICES - 2.4%
       Affiliated Managers Group, Inc.*(a)....      37,200      1,873,764
       eSPEED, Inc. - Class A*(a).............      73,500      1,297,275
       Investors Financial Services Corp.(a)..      28,600      1,246,388
       Jeffries Group, Inc....................      46,900      1,450,148
       Knight Trading Group, Inc.*(a).........     107,800      1,080,156
       Piper Jaffray Companies, Inc.*.........      29,400      1,329,762
       Strayer Education, Inc.(a).............      14,300      1,595,451
                                                           --------------
                                                                9,872,944
                                                           --------------
       FOOD & DRUG RETAILING - 0.2%
       Sunopta, Inc.*(a)......................     109,300        933,422
                                                           --------------
       FOOD PRODUCTS - 0.8%
       United Natural Foods, Inc.*............     117,600      3,399,816
                                                           --------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 5.6%
       Advanced Neuromodulation Systems,
         Inc.*(a).............................      48,999      1,607,167
       American Medical Systems Holdings,
         Inc.*(a).............................      44,100      1,486,170
       Closure Medical Corp.*(a)..............      63,700      1,599,507
       Cyberonics, Inc.*(a)...................      39,900      1,331,064
       Integra LifeSciences Holdings*(a)......      49,000      1,728,230
       Martek Biosciences Corp.*(a)...........      31,200      1,752,504
       NuVasive, Inc.*........................      88,200        962,262
       OraSure Technologies, Inc.*(a).........     142,700      1,388,471
       Possis Medical, Inc.*(a)...............      39,200      1,338,680
       ResMed, Inc.*(a).......................      37,100      1,890,616
       STERIS Corp.*..........................      58,800      1,326,528
       Techne Corp.*(a).......................      42,300      1,837,935
       Varian, Inc.*..........................      59,200      2,495,280
       Wright Medical Group, Inc.*............      40,500      1,441,800
       Zoll Medical Corp.*(a).................      24,600        862,968
                                                           --------------
                                                               23,049,182
                                                           --------------
       HEALTH CARE PROVIDERS & SERVICES - 4.4%
       Accredo Health, Inc.*(b)...............      71,549      2,786,834
       American Healthways, Inc.*.............      32,200        857,164
       Amsurg Corp.*(a).......................      64,400      1,618,372
       DaVita, Inc.*..........................      44,550      1,373,476

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                              SHARES       (NOTE 2)
       -----------------------------------------------------------------

       HEALTH CARE PROVIDERS & SERVICES - CONTINUED
       LifePoint Hospitals, Inc.*............      65,100 $    2,423,022
       NBTY, Inc.*(a)........................      55,800      1,639,962
       Odyssey Healthcare, Inc.*(a)..........      68,623      1,291,485
       Select Medical Corp...................     102,900      1,380,918
       Triad Hospitals, Inc.*................      46,300      1,723,749
       VCA Antech, Inc.*(a)..................      59,900      2,684,718
                                                          --------------
                                                              17,779,700
                                                          --------------
       HOTELS, RESTAURANTS & LEISURE - 5.2%
       Buffalo Wild Wings, Inc.*(a)..........      38,000      1,050,700
       Kerzner International, Ltd.*..........      34,800      1,655,088
       Krispy Kreme Doughnuts, Inc.*(a)......      39,200        748,328
       Marvel Enterprises, Inc.*(a)..........      94,050      1,835,856
       P.F. Chang's China Bistro, Inc.*(a)(b)      46,900      1,929,935
       Panera Bread Co. - Class A*(a)........      59,300      2,127,684
       Penn National Gaming, Inc.*...........      58,800      1,952,160
       RARE Hospitality International, Inc.*.      83,250      2,072,925
       Shuffle Master, Inc.*(a)..............      62,700      2,276,637
       Sonic Corp.*(a).......................      73,500      1,672,125
       Station Casinos, Inc.(a)..............      52,100      2,521,640
       Steiner Leisure, Ltd.*................      58,800      1,293,600
                                                          --------------
                                                              21,136,678
                                                          --------------
       INSURANCE - 1.4%
       Assured Guaranty Ltd.*................      58,800        996,660
       Direct General Corp.(a)...............      29,400        948,444
       HCC Insurance Holdings, Inc.(a).......      46,300      1,546,883
       Navigators Group, Inc.*(a)............      36,400      1,051,596
       ProAssurance Corp.*(a)................      34,400      1,173,384
                                                          --------------
                                                               5,716,967
                                                          --------------
       INTERNET & CATALOG RETAIL - 0.5%
       Coldwater Creek, Inc.*................      30,400        804,688
       Netflix, Inc.*(a).....................      39,200      1,409,240
                                                          --------------
                                                               2,213,928
                                                          --------------
       INTERNET SOFTWARE & SERVICES - 2.1%
       Ask Jeeves, Inc.*(a)..................      35,300      1,377,759
       CNET Networks, Inc.*(a)...............     138,100      1,528,767
       Digitas, Inc.*(a).....................     176,400      1,945,692
       Internet Security Systems, Inc.*(a)...      67,600      1,036,984
       SINA Corp.*(a)........................      41,200      1,359,188
       United Online, Inc.*(a)...............      78,400      1,380,624
                                                          --------------
                                                               8,629,014
                                                          --------------
       MACHINERY - 0.3%
       Cognex Corp.(a).......................      29,400      1,131,312
                                                          --------------
       MEDIA - 3.3%
       Cox Radio, Inc. - Class A*(a).........      46,900        815,122
       Cumulus Media, Inc. - Class A*(a).....      88,500      1,487,685
       Entravision Communications Corp.*.....     110,600        849,408
       Getty Images, Inc.*...................      49,000      2,940,000
       Lions Gate Entertainment Corp.*(a)....     280,000      1,954,400

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------------
      SECURITY                                                     VALUE
      DESCRIPTION                                 SHARES          (NOTE 2)
      -------------------------------------------------------------------------

      MEDIA - CONTINUED
      Macrovision Corp.*.......................      79,900    $    1,999,897
      Pixar, Inc.*(a)..........................      17,400         1,209,474
      Radio One, Inc. - Class A*(a)............      53,100           855,441
      Radio One, Inc. - Class D*(a)............      93,100         1,490,531
                                                               --------------
                                                                   13,601,958
                                                               --------------
      METALS & MINING - 0.4%
      Gibraltar Steel Corp.(a).................      49,300         1,618,026
                                                               --------------
      MUTUAL FUNDS - 0.4%
      iShares Nasdaq Biotechnology
        Index Fund.............................      21,200         1,592,120
                                                               --------------
      OIL & GAS - 6.2%
      Cal Dive International, Inc.*............      98,000         2,971,360
      Core Laboratories N.V.*..................      53,300         1,225,900
      Grey Wolf, Inc.*(a)......................     300,500         1,274,120
      GulfMark Offshore, Inc.*(a)..............      71,100         1,121,958
      Harvest Natural Resources, Inc.*.........     107,800         1,607,298
      Key Energy Services, Inc.*(a)............     124,900         1,179,056
      National-Oilwell, Inc.*(a)...............      53,900         1,697,311
      Patterson-UTI Energy, Inc.*(a)...........      46,100         1,540,201
      Pride International, Inc.*(a)............      75,800         1,296,938
      Quicksilver Resources, Inc.*(a)..........      39,200         2,629,144
      Spinnaker Exploration Co.*...............      58,800         2,315,544
      TETRA Technologies, Inc.*................      47,850         1,284,772
      Ultra Petroleum Corp.*(a)................      60,400         2,254,732
      Universal Compression Holdings, Inc.*....      49,600         1,521,728
      Varco International, Inc.*...............      67,700         1,481,953
                                                               --------------
                                                                   25,402,015
                                                               --------------
      PHARMACEUTICALS - 3.7%
      American Pharmaceutical Partners,
        Inc.*(a)...............................      39,200         1,190,896
      Angiotech Pharmaceuticals, Inc.*.........      64,700         1,303,705
      Cephalon, Inc.*(a).......................      15,200           820,800
      Charles River Laboratories International,
        Inc.*(a)...............................       7,700           376,299
      Connetics Corp.*(a)......................      48,100           971,620
      Corcept Therapeutics, Inc.*(a)...........      76,800           592,896
      Covance, Inc.*...........................      46,100         1,778,538
      Invitrogen Corp.*(a).....................      29,900         2,152,501
      Medicis Pharmaceutical Corp. - Class A...      59,800         2,389,010
      Salix Pharmaceuticals Ltd.*(a)...........      60,800         2,003,360
      Taro Pharmaceutical Industries, Ltd.
        (Israel) - Class A*(a).................      35,500         1,544,250
                                                               --------------
                                                                   15,123,875
                                                               --------------
      RETAIL - SPECIALTY - 5.8%
      Aeropostale, Inc.*.......................      70,600         1,899,846
      Chico's FAS, Inc.*(a)....................      41,998         1,896,630
      Fred's, Inc. - Class A(a)................      73,550         1,624,720
      GameStop Corp. - Class A*(a).............      98,000         1,491,560

      --------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                 SHARES       (NOTE 2)
      --------------------------------------------------------------------

      RETAIL - SPECIALTY - CONTINUED
      Hot Topic, Inc.*(a)......................      65,325 $    1,338,509
      Jos. A. Bank Clothiers, Inc.*(a).........      49,000      1,538,110
      MSC Industrial Direct Co., Inc. - Class A      88,200      2,896,488
      Pacific Sunwear of California, Inc.*(b)..      68,625      1,342,991
      Quiksilver, Inc.*........................      88,200      2,100,042
      Select Comfort Corp.*(a).................      64,500      1,831,800
      Tractor Supply Co.*......................      57,700      2,413,014
      Urban Outfitters, Inc.*(a)...............      56,800      3,459,688
                                                            --------------
                                                                23,833,398
                                                            --------------
      SEMICONDUCTOR EQUIPMENT & PRODUCTS - 5.7%
      02Micro International, Ltd.*(a)..........      98,000      1,668,940
      AMIS Holdings, Inc.*(a)..................      68,600      1,160,712
      Artisan Components, Inc.*(a).............      39,200      1,011,360
      Asyst Technologies, Inc.*(a).............     102,900      1,063,986
      ChipPAC, Inc. - Class A*(a)..............     263,200      1,650,264
      Entegris, Inc.*(a).......................     120,600      1,395,342
      Exar Corp.*(a)...........................      72,900      1,068,714
      FormFactor, Inc.*(a).....................      73,500      1,650,075
      Genesis Microchip, Inc.*(a)..............      59,500        819,315
      Microsemi Corp.*.........................     102,900      1,462,209
      NVIDIA Corp.*............................      49,000      1,004,500
      Power Integrations, Inc.*(a).............      45,200      1,125,480
      Semtech Corp.*...........................      83,300      1,960,882
      Skyworks Solutions, Inc.*(a).............     156,800      1,368,864
      Varian Semiconductor Equipment
        Associates, Inc.*......................      51,800      1,997,408
      Veeco Instruments, Inc.*(a)..............      41,600      1,073,696
      Xicor, Inc.*.............................     117,600      1,779,288
                                                            --------------
                                                                23,261,035
                                                            --------------
      SOFTWARE - 7.8%
      Activision, Inc.*(a).....................     136,600      2,171,940
      Alliance Data Systems Corp.*.............      49,900      2,108,275
      Anteon International Corp.*(a)...........      53,900      1,758,218
      Autodesk, Inc............................      49,300      2,110,533
      Avid Technology, Inc.*...................      43,100      2,351,967
      Cerner Corp.*(a).........................      22,000        980,760
      Cognizant Technology Solutions Corp. -
        Class A*(a)............................      58,800      1,494,108
      Cognos, Inc.*(a).........................      45,500      1,645,280
      Interwoven, Inc.*(a).....................      80,350        811,535
      Macromedia, Inc.*(a)(b)..................     104,100      2,555,655
      Magma Design Automation, Inc.*(a)........      58,800      1,130,724
      Micromuse, Inc.*(a)......................     170,800      1,142,652
      National Instruments Corp.(a)............      61,500      1,884,975
      Netegrity, Inc.*(a)......................     135,700      1,148,022
      Network Associates, Inc.*................      68,577      1,243,301
      Novell, Inc.*............................      98,000        822,220
      Red Hat, Inc.*(a)........................     139,200      3,197,424
      Take - Two Interactive Software, Inc.*(a)      39,200      1,201,088

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


    ------------------------------------------------------------------------
    SECURITY                                      SHARE/PAR       VALUE
    DESCRIPTION                                    AMOUNTS       (NOTE 2)
    ------------------------------------------------------------------------

    SOFTWARE - CONTINUED
    Websense, Inc.*.............................       54,100 $   2,014,143
                                                              -------------
                                                                 31,772,820
                                                              -------------
    TEXTILES, APPAREL & LUXURY GOODS - 0.8%
    Bebe stores, Inc.*(a).......................       71,049     1,420,980
    Fossil, Inc.*(a)............................       67,875     1,849,594
                                                              -------------
                                                                  3,270,574
                                                              -------------
    TRANSPORTATION - 0.4%
    UTI Worldwide, Inc.(a)......................       29,400     1,549,086
                                                              -------------
    Total Common Stocks
    (Cost $329,380,783)                                         380,194,079
                                                              -------------

    SHORT-TERM INVESTMENTS - 31.6%
    State Street Bank & Trust Co., Repurchase
      Agreement, dated 06/30/04 at 1.30% to
      be repurchased at $28,728,037 on
      07/01/04 collateralized by $29,575,000
      FNMA 2.625% due 01/19/07 with a
      value of $29,305,424...................... $ 28,727,000    28,727,000
    State Street Navigator Securities Lending
      Prime Portfolio(c)........................   99,753,495    99,753,495
    United States Treasury Bill,
      0.010%, due 9/16/04....................... $    500,000       498,674
                                                              -------------
    Total Short-Term Investments
    (Cost $128,978,899)                                         128,979,169
                                                              -------------

    TOTAL INVESTMENTS - 124.6%
    (Cost $458,359,682)                                         509,173,248

    Other Assets and Liabilities (net) - (24.6%)               (100,487,316)
                                                              -------------

    TOTAL NET ASSETS - 100.0%                                 $ 408,685,932
                                                              =============

                                                 STRIKE NUMBER OF  VALUE
     CALL OPTIONS                     EXPIRATION PRICE  CONTRACTS (NOTE 2)
     ----------------------------------------------------------------------
     Taser International, Inc.         07/17/04  $45.00   (100)   $(28,500)
     Urban Outfitters, Inc.            07/17/04   55.00    (28)    (15,680)
     Urban Outfitters, Inc.            07/17/04   65.00    (28)     (1,400)
                                                                  --------
     (Written Option Premium $30,282)                             $(45,580)
                                                                  ========

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) All or a portion of these securities have been segregated to cover open futures contracts.

(c) Represents investment of collateral received from securities lending transactions.

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                               SHARES    (NOTE 2)
        ---------------------------------------------------------------

        COMMON STOCKS - 95.80%
        AEROSPACE & DEFENSE - 1.0%
        Rockwell Collins, Inc....................  37,640 $   1,254,165
                                                          -------------
        BIOTECHNOLOGY - 0.9%
        MedImmune, Inc.*.........................  46,140     1,079,676
                                                          -------------
        CHEMICALS - 4.0%
        Agrium, Inc.............................. 131,120     1,907,796
        Monsanto Co..............................  52,630     2,026,255
        Rohm & Haas Co...........................  22,540       937,213
                                                          -------------
                                                              4,871,264
                                                          -------------
        COMMUNICATIONS EQUIPMENT & SERVICES - 1.0%
        Tellabs, Inc.*........................... 137,510     1,201,837
                                                          -------------
        COMPUTER HARDWARE - 3.9%
        CDW Corp.................................  17,480     1,114,525
        Hutchinson Technology, Inc.*.............  34,090       838,273
        Storage Technology Corp.*................  50,310     1,458,990
        Xerox Corp.*.............................  43,680       633,360
        Zebra Technologies Corp. - Class A*......   7,650       665,550
                                                          -------------
                                                              4,710,698
                                                          -------------
        CONSUMER DURABLES - 1.7%
        Ethan Allen Interiors, Inc...............  31,360     1,126,137
        Stanley Works............................  21,060       959,915
                                                          -------------
                                                              2,086,052
                                                          -------------
        DIVERSIFIED ENERGY - 3.2%
        Western Gas Resources, Inc...............  45,760     1,486,285
        Williams Companies, Inc. (The)........... 198,940     2,367,386
                                                          -------------
                                                              3,853,671
                                                          -------------
        DRUGS & HEALTH CARE - 2.5%
        AmerisourceBergen Corp...................  13,900       830,942
        Charles River Laboratories International,
          Inc.*..................................  25,740     1,257,914
        Covance, Inc.*...........................  25,990     1,002,694
                                                          -------------
                                                              3,091,550
                                                          -------------
        ELECTRIC UTILITIES - 7.9%
        Energy East Corp.........................  23,300       565,025
        Entergy Corp.............................  21,510     1,204,775
        FirstEnergy Corp.........................  47,950     1,793,809
        PG&E Corp.*..............................  28,230       788,746
        Pinnacle West Capital Corp...............  16,130       651,491
        PPL Corp.................................  71,290     3,272,211
        Puget Energy, Inc........................  21,510       471,284
        Wisconsin Energy Corp....................  24,650       803,837
                                                          -------------
                                                              9,551,178
                                                          -------------
        ENERGY RESOURCES - 2.9%
        EOG Resources, Inc.......................  15,120       902,815
        Patina Oil & Gas Corp....................  52,800     1,577,136
        XTO Energy, Inc..........................  35,160     1,047,417
                                                          -------------
                                                              3,527,368
                                                          -------------

          ------------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                             SHARES   (NOTE 2)
          ------------------------------------------------------------

          ENVIRONMENTAL SERVICES - 0.7%
          Republic Services, Inc................. 30,240 $     875,146
                                                         -------------
          FINANCIAL SERVICES - 0.9%
          Bear Stearns Cos., Inc................. 13,430     1,132,283
                                                         -------------
          FOOD & BEVERAGE - 1.2%
          Archer-Daniels-Midland Co.............. 52,880       887,326
          Pepsi Bottling Group, Inc.............. 20,170       615,992
                                                         -------------
                                                             1,503,318
                                                         -------------
          HEALTH CARE PROVIDERS & SERVICES - 2.0%
          Aetna, Inc............................. 13,610     1,156,850
          Health Net, Inc.*...................... 48,390     1,282,335
                                                         -------------
                                                             2,439,185
                                                         -------------
          HOTELS, RESTAURANTS & LEISURE - 2.6%
          Harrah's Entertainment, Inc............ 20,510     1,109,591
          Hilton Hotels Corp..................... 50,190       936,545
          Yum! Brands, Inc.*..................... 28,230     1,050,721
                                                         -------------
                                                             3,096,857
                                                         -------------
          HOUSEHOLD DURABLES - 1.9%
          Lennar Corp. - Class A................. 50,620     2,263,726
                                                         -------------
          HOUSEHOLD PRODUCTS - 2.0%
          Clorox Company (The)................... 25,920     1,393,977
          Estee Lauder Cos., Inc. - Class A...... 20,610     1,005,356
                                                         -------------
                                                             2,399,333
                                                         -------------
          INFORMATION SERVICES - 0.7%
          Anteon International Corp.*............ 26,460       863,125
                                                         -------------
          INTERNET SOFTWARE & SERVICES - 0.5%
          Getty Images, Inc.*.................... 10,750       645,000
                                                         -------------
          LEISURE EQUIPMENT & PRODUCTS - 0.5%
          Callaway Golf Co....................... 58,240       660,442
                                                         -------------
          LIFE INSURANCE - 1.0%
          Torchmark Corp......................... 21,960     1,181,448
                                                         -------------
          MEDIA - 3.0%
          Emmis Communications Corp. - Class A*.. 68,780     1,443,005
          Lamar Advertising Co. - Class A*....... 49,280     2,136,288
                                                         -------------
                                                             3,579,293
                                                         -------------
          METALS & MINING - 1.1%
          Nucor Corp............................. 17,030     1,307,223
                                                         -------------
          MOTOR VEHICLE - 1.8%
          American Axle & Manufacturing Holdings,
            Inc.................................. 25,890       941,360
          Lear Corp.............................. 20,610     1,215,784
                                                         -------------
                                                             2,157,144
                                                         -------------
          OIL REFINING - 1.0%
          Sunoco, Inc............................ 19,280     1,226,594
                                                         -------------
          OIL SERVICES - 1.4%
          Patterson-UTI Energy, Inc.............. 52,010     1,737,654
                                                         -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                                SHARES   (NOTE 2)
        ---------------------------------------------------------------

        PAPER & PACKAGING - 1.5%
        Packaging Corp. of America................ 47,060 $   1,124,734
        Sealed Air Corp.*......................... 13,900       740,453
                                                          -------------
                                                              1,865,187
                                                          -------------
        PARTS & EQUIPMENT - 5.5%
        American Standard Cos., Inc.*............. 45,200     1,822,012
        Cummins, Inc.............................. 40,330     2,520,625
        Eaton Corp................................ 35,850     2,320,929
                                                          -------------
                                                              6,663,566
                                                          -------------
        PROPERTY INSURANCE - 6.3%
        Ambac Financial Group, Inc................ 21,150     1,553,256
        PartnerRe, Ltd............................ 40,770     2,312,882
        RenaissanceRe Holdings, Ltd............... 33,600     1,812,720
        Willis Group Holdings, Ltd................ 54,220     2,030,539
                                                          -------------
                                                              7,709,397
                                                          -------------
        PUBLISHING - 0.9%
        Belo Corp. - Class A...................... 40,410     1,085,009
                                                          -------------
        REAL ESTATE - 6.5%
        Avalonbay Communities, Inc. (REIT)........ 21,060     1,190,311
        Developers Diversified Realty Corp. (REIT) 31,360     1,109,203
        istar Financial, Inc. (REIT).............. 60,040     2,401,600
        Liberty Property Trust (REIT)............. 26,890     1,081,247
        Plum Creek Timber Co., Inc. (REIT)........ 36,290     1,182,328
        Prentiss Properties Trust (REIT).......... 26,440       886,269
                                                          -------------
                                                              7,850,958
                                                          -------------
        REGIONALS - 8.0%
        Banknorth Group, Inc...................... 53,770     1,746,450
        City National Corp........................ 17,710     1,163,547
        FirstMerit Corp........................... 50,680     1,336,432
        Keycorp................................... 19,280       576,279
        M&T Bank Corp............................. 23,440     2,046,312
        North Fork Bancorporation, Inc............ 32,710     1,244,615
        SouthTrust Corp........................... 41,140     1,596,643
                                                          -------------
                                                              9,710,278
                                                          -------------
        RETAIL - MULTILINE - 2.7%
        Federated Department Stores, Inc.......... 35,400     1,738,140
        J.C. Penney Co., Inc...................... 41,670     1,573,459
                                                          -------------
                                                              3,311,599
                                                          -------------
        RETAIL - SPECIALTY - 3.1%
        Abercrombie & Fitch Co. - Class A......... 74,840     2,900,050
        Ross Stores, Inc.......................... 32,740       876,123
                                                          -------------
                                                              3,776,173
                                                          -------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.0%
        Integrated Circuit Systems, Inc.*......... 28,680       778,949
        Power Integrations, Inc.*................. 17,920       446,208
                                                          -------------
                                                              1,225,157
                                                          -------------

         -------------------------------------------------------------
         SECURITY                             SHARES/PAR    VALUE
         DESCRIPTION                            AMOUNT     (NOTE 2)
         -------------------------------------------------------------

         SOFTWARE - 2.2%
         Activision, Inc.*...................   86,560   $   1,376,304
         NetIQ Corp.*........................   54,710         722,172
         PeopleSoft, Inc.*...................   31,990         591,815
                                                         -------------
                                                             2,690,291
                                                         -------------
         TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.0%
         CenturyTel, Inc.....................   38,980       1,170,959
                                                         -------------
         TOBACCO - 0.7%
         R.J. Reynolds Tobacco Holdings, Inc.   12,990         877,994
                                                         -------------
         TRANSPORTATION - 2.1%
         Landstar System, Inc.*..............   12,280         649,244
         Teekay Shipping Corp................   27,780       1,038,416
         Yellow Roadway Corp.*...............   21,970         875,724
                                                         -------------
                                                             2,563,384
                                                         -------------
         SPECIALTY FINANCIALS - 3.0%
         American Capital Strategies, Ltd....   43,120       1,208,223
         CIT Group, Inc......................   64,070       2,453,240
                                                         -------------
                                                             3,661,463
                                                         -------------
         Total Common Stocks
         (Cost $108,108,552)                               116,456,645
                                                         -------------


       SHORT-TERM INVESTMENTS - 3.5%
       State Street Bank & Trust Co., Repurchase
         Agreement, dated 06/30/04 at 0.100%
         to be repurchased at $4,196,012 on
         07/01/04 collaterized by $4,265,000
         FHLMC 2.375% due 01/23/06 with a
         value of $4,280,994 (Cost
         $4,196,000)............................ $4,196,000    4,196,000
                                                            ------------

       TOTAL INVESTMENTS - 99.3%
       (Cost $112,304,552)                                   120,652,645

       Other Assets and Liabilities (net) - 0.7%                 836,636
                                                            ------------

       TOTAL NET ASSETS - 100.0%                            $121,489,281
                                                            ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

FHLMC - Federal Home Loan Mortgage Corp.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
HARRIS OAKMARK INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                               SHARES       (NOTE 2)
       ------------------------------------------------------------------

       COMMON STOCKS - 96.7%
       AUSTRALIA - 4.1%
       Australia & New Zealand Banking Group,
         Ltd. Npv............................    1,057,000 $   13,430,694
       John Fairfax Holdings, Ltd.(a)........    4,359,000     11,301,679
                                                           --------------
                                                               24,732,373
                                                           --------------
       CANADA - 0.7%
       Molson, Inc. - A Shares(a)............      156,000      3,954,110
                                                           --------------
       FINLAND - 1.4%
       Metso Corp.(a)........................      645,300      8,174,812
                                                           --------------
       FRANCE - 13.3%
       Aventis S.A.(a).......................      147,400     11,140,945
       BNP Paribas S.A.(a)...................      135,300      8,331,088
       Compagnie Generale des Establissements
         Michelin(a).........................      193,400     10,707,131
       Neopost S.A.(a).......................      196,500     11,627,941
       Pernod-Ricard S.A.(a).................       58,000      7,425,291
       Publicis Groupe(a)....................      480,700     14,246,199
       Total SA(a)...........................       11,000      2,099,638
       Vivendi Universal S.A.(a)*............      503,600     13,986,316
                                                           --------------
                                                               79,564,549
                                                           --------------
       GERMANY - 7.2%
       Bayerische Motoren Werke
         (BMW) AG(a).........................      415,700     18,416,457
       Deutsche Boerse AG(a).................      257,400     13,096,516
       Henkel KGaA(a)........................      150,400     11,734,099
                                                           --------------
                                                               43,247,072
                                                           --------------
       HONG KONG - 0.7%
       Giordano International, Ltd...........    6,384,000      4,031,078
                                                           --------------
       IRELAND - 3.3%
       Bank of Ireland.......................    1,495,000     19,958,804
                                                           --------------
       ISRAEL - 0.9%
       Orbotech, Ltd.(a)*....................      265,000      5,392,750
                                                           --------------
       ITALY - 5.9%
       Banco Popolare di Verona e Novara Scrl      672,500     11,566,707
       Bulgari S.p.A.(a).....................      911,000      9,221,513
       Sanpaolo IMI S.p.A.(a)................      325,000      3,919,235
       UniCredito Italiano S.p.A.(a).........    2,213,000     10,944,356
                                                           --------------
                                                               35,651,811
                                                           --------------
       JAPAN - 7.4%
       Daiwa Securities Group, Inc...........      764,000      5,477,855
       Meitec Corp...........................      303,500     11,990,672
       OLYMPUS Corp.(a)......................      508,000      9,570,442
       Takeda Chemical Industries, Ltd.......      400,100     17,526,901
                                                           --------------
                                                               44,565,870
                                                           --------------

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                              SHARES       (NOTE 2)
       -----------------------------------------------------------------

       MEXICO - 3.2%
       Fomento Economico Mexicano, S.A. de
         C.V. (ADR)(a)......................      146,700 $    6,724,728
       Grupo Televisa, S.A. (ADR)(a)........      281,000     12,720,870
                                                          --------------
                                                              19,445,598
                                                          --------------
       NETHERLANDS - 7.1%
       Akzo Nobel N.V.(a)...................      448,000     16,496,770
       Euronext N.V.(a).....................      669,600     18,678,143
       Heineken Holding NV - Series A*......      188,300      5,523,185
       Heineken NV*.........................       64,375      2,117,993
                                                          --------------
                                                              42,816,091
                                                          --------------
       SINGAPORE - 1.6%
       United Overseas Bank, Ltd............    1,260,400      9,811,979
                                                          --------------
       SOUTH KOREA - 3.2%
       Lotte Chilsung Beverage Co., Ltd.....       11,510      6,673,907
       SK Telecom Co., Ltd..................       75,270     12,376,720
                                                          --------------
                                                              19,050,627
                                                          --------------
       SWITZERLAND - 13.7%
       Credit Suisse Group..................      100,600      3,575,925
       Givaudan S.A.........................       27,920     16,169,023
       Lonza Group AG.......................      311,700     15,797,879
       Nestle S.A...........................       64,200     17,128,205
       Novartis AG..........................      369,800     16,320,353
       Swatch Group AG(a)...................      176,500      4,708,922
       Syngenta AG..........................       99,400      8,336,928
                                                          --------------
                                                              82,037,235
                                                          --------------
       UNITED KINGDOM - 23.0%
       Aegis Group Plc......................    6,107,500      9,937,385
       Associated British Ports Holdings Plc    1,614,800     11,834,310
       BP Plc...............................      774,000      6,833,514
       Cadbury Schweppes Plc................    2,076,000     17,905,247
       Diageo Plc...........................    1,598,900     21,551,447
       GlaxoSmithKline Plc..................    1,143,700     23,139,314
       J Sainsbury Plc(a)...................    1,510,300      7,796,526
       Lloyds TSB Group Plc.................      383,000      2,997,818
       Michael Page International Plc.......    2,095,000      6,798,471
       Reed International Plc...............    1,815,000     17,636,629
       Signet Group Plc.....................    5,633,000     11,692,824
                                                          --------------
                                                             138,123,485
                                                          --------------
       Total Common Stocks
       (Cost $510,785,544)                                   580,558,244
                                                          --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
HARRIS OAKMARK INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

   --------------------------------------------------------------------------
   SECURITY                                      SHARES/PAR       VALUE
   DESCRIPTION                                     AMOUNT        (NOTE 2)
   --------------------------------------------------------------------------

   SHORT-TERM INVESTMENTS - 23.4%
   State Street Bank & Trust Co.,
     Repurchase Agreement, dated
     06/30/04 at 0.15% to be repurchased
     at $22,857,095 on 07/01/04
     collateralized by $23,185,000 FNMA
     1.875% due 02/15/05 with a value of
     $23,315,416............................... $  22,857,000 $   22,857,000
   State Street Navigator Securities Lending
     Prime Portfolio(b)........................   117,663,480    117,663,480
                                                              --------------

   TOTAL INVESTMENTS - 120.1%
   (Cost $651,306,024)                                           721,078,724

   Other Assets and Liabilities (net) - (20.1%)                 (120,432,644)
                                                              --------------

   TOTAL NET ASSETS - 100.0%                                  $  600,646,080
                                                              ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association
SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION 6/30/2004

                                            VALUE   PERCENT OF NET
             INDUSTRY                       (000)       ASSETS
             -----------------------------------------------------
             Apparel & Textiles            $  9,221       1.5%
             Automotive                      29,123       4.8%
             Banks                           71,106      11.9%
             Beverages, Food, & Tobacco      65,497      10.9%
             Biotechnology                   15,798       2.6%
             Business Services                6,798       1.1%
             Chemicals                       41,003       6.8%
             Communications                  60,583      10.1%
             Electronics                     14,963       2.5%
             Financial Services              50,683       8.4%
             Food & Drug Retailing           31,304       5.2%
             Household Products              11,734       2.0%
             Industrial Machinery             8,175       1.4%
             Media                           31,623       5.3%
             Office Furnishings & Supplies   11,628       1.9%
             Oil & Gas                        8,933       1.5%
             Pharmaceuticals                 68,128      11.4%
             Retailers                       20,433       3.4%
             Software                        11,991       2.0%
             Transportation                  11,834       2.0%
                                           --------      ----
                                           $580,558      96.7%
                                           ========      ====

                       See notes to financial statements

MET INVESTORS SERIES TRUST
JANUS AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                             SHARES    (NOTE 2)
         -------------------------------------------------------------

         COMMON STOCKS - 96.7%
         AIR FREIGHT & LOGISTICS - 2.9%
         C.H. Robinson Worldwide, Inc.(a).......  76,670 $   3,514,553
         FedEx Corp.............................  61,180     4,997,794
         United Parcel Service, Inc. - Class B..  80,180     6,027,131
                                                         -------------
                                                            14,539,478
                                                         -------------
         AUTO COMPONENTS - 1.5%
         Advance Auto Parts, Inc.*.............. 176,060     7,778,331
                                                         -------------
         BANKS - 2.9%
         Mitsubishi Tokyo Financial Group, Inc..     583     5,385,066
         Northern Trust Corp....................  85,030     3,595,068
         UCBH Holdings, Inc.(a)................. 145,395     5,746,010
                                                         -------------
                                                            14,726,144
                                                         -------------
         BIOTECHNOLOGY - 1.0%
         Invitrogen Corp.*......................  73,385     5,282,986
                                                         -------------
         BUILDING PRODUCTS - 0.9%
         American Standard Companies, Inc.*..... 109,680     4,421,201
                                                         -------------
         COMMERCIAL SERVICES & SUPPLIES - 4.4%
         Canon, Inc.............................  74,000     3,891,353
         Iron Mountain, Inc.*(a)................  98,040     4,731,411
         Manpower, Inc..........................  23,290     1,182,433
         Paychex, Inc........................... 136,055     4,609,543
         ServiceMaster Co.(a)................... 290,130     3,574,402
         Vedior NV*............................. 287,416     4,194,213
                                                         -------------
                                                            22,183,355
                                                         -------------
         COMMUNICATIONS EQUIPMENT - 1.3%
         Corning, Inc.*......................... 494,290     6,455,427
                                                         -------------
         CONTAINERS & PACKAGING - 1.5%
         Ball Corp.............................. 103,015     7,422,231
                                                         -------------
         ENERGY EQUIPMENT & SERVICES - 1.9%
         Kennametal, Inc........................  59,040     2,704,032
         Reliant Energy, Inc.*.................. 632,745     6,852,628
                                                         -------------
                                                             9,556,660
                                                         -------------
         FINANCIALS - DIVERSIFIED - 4.9%
         Chicago Mercantile Exchange............  19,370     2,796,447
         Citigroup, Inc......................... 147,410     6,854,565
         J.P. Morgan Chase & Co................. 132,180     5,124,619
         Providian Financial Corp.*............. 304,575     4,468,115
         SLM Corp............................... 129,410     5,234,634
                                                         -------------
                                                            24,478,380
                                                         -------------
         FOOD & DRUG RETAILING - 1.2%
         Whole Foods Market, Inc.(a)............  63,460     6,057,257
                                                         -------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 5.0%
         Guidant Corp...........................  94,910     5,303,571
         Medtronic, Inc......................... 138,205     6,733,347
         Varian Medical Systems, Inc.*..........  81,100     6,435,285
         Zimmer Holdings, Inc.*.................  76,050     6,707,610
                                                         -------------
                                                            25,179,813
                                                         -------------

         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                             SHARES    (NOTE 2)
         -------------------------------------------------------------

         HEALTH CARE PROVIDERS & SERVICES - 3.7%
         Neurocrine Biosciences, Inc.*(a)....... 152,675 $   7,916,199
         UnitedHealth Group, Inc................ 171,630    10,683,967
                                                         -------------
                                                            18,600,166
                                                         -------------
         HOTELS, RESTAURANTS & LEISURE - 3.7%
         Four Seasons Hotels, Inc.(a)........... 118,425     7,130,369
         Royal Caribbean Cruises, Ltd.(a)....... 112,260     4,873,207
         Starwood Hotels & Resorts Worldwide,
           Inc. - Class B....................... 147,255     6,604,387
                                                         -------------
                                                            18,607,963
                                                         -------------
         HOUSEHOLD DURABLES - 2.5%
         Harman International Industries, Inc...  68,755     6,256,705
         Lennar Corp. - Class A................. 138,670     6,201,322
                                                         -------------
                                                            12,458,027
                                                         -------------
         HOUSEHOLD PRODUCTS - 1.0%
         Procter & Gamble Co....................  94,470     5,142,947
                                                         -------------
         INDUSTRIAL - DIVERSIFIED - 2.6%
         3M Co..................................  72,850     6,557,228
         Tyco International, Ltd................ 193,350     6,407,619
                                                         -------------
                                                            12,964,847
                                                         -------------
         INTERNET & CATALOG RETAIL - 2.4%
         Amazon.com, Inc.*...................... 123,540     6,720,576
         eBay, Inc.*............................  60,000     5,517,000
                                                         -------------
                                                            12,237,576
                                                         -------------
         INTERNET SOFTWARE & SERVICES - 4.4%
         Yahoo!, Inc.*.......................... 609,360    22,138,049
                                                         -------------
         MEDIA - 3.3%
         British Sky Broadcasting Group Plc..... 302,789     3,414,323
         Clear Channel Communications, Inc......  90,385     3,339,726
         Time Warner, Inc.*..................... 550,755     9,682,273
                                                         -------------
                                                            16,436,322
                                                         -------------
         OIL & GAS - 4.4%
         BJ Services Co.*.......................  81,265     3,725,188
         BP Plc (ADR)...........................  67,950     3,640,082
         GlobalSantaFe Corp..................... 192,615     5,104,297
         Total Fina Elf S.A. (ADR).............. 102,650     9,862,612
                                                         -------------
                                                            22,332,179
                                                         -------------
         PERSONAL PRODUCTS - 0.5%
         Avon Products, Inc.....................  50,000     2,307,000
                                                         -------------
         PHARMACEUTICALS - 12.2%
         Alcon, Inc............................. 109,705     8,628,298
         Amgen, Inc.*........................... 120,850     6,594,784
         Celgene Corp.*(a)...................... 104,595     5,989,110
         Elan Corp. Plc (ADR)*(a)............... 132,240     3,271,617
         Eli Lilly & Co.........................  65,725     4,594,835
         Forest Laboratories, Inc.*.............  59,635     3,377,130
         Genentech, Inc.*....................... 109,395     6,147,999
         MGI Pharma, Inc.*(a)................... 208,720     5,637,527

                       See notes to financial statements

MET INVESTORS SERIES TRUST
JANUS AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        PHARMACEUTICALS - CONTINUED
        Pharmion Corp.*...........................  17,305 $     846,561
        Roche Holding AG..........................  91,246     9,037,866
        Sanofi-Synthelabo S.A.....................  51,470     3,266,440
        Teva Pharmaceutical Industries, Ltd. (ADR)  63,703     4,286,575
                                                           -------------
                                                              61,678,742
                                                           -------------
        RETAIL - MULTILINE - 0.8%
        LVMH Moet Hennessy Louis Vuitton S.A......  56,557     4,095,633
                                                           -------------
        RETAIL - SPECIALTY - 7.2%
        Bed Bath & Beyond, Inc.*.................. 186,205     7,159,582
        Best Buy Co., Inc......................... 114,370     5,803,134
        Lowe's Companies, Inc..................... 104,000     5,465,200
        The Gap, Inc.............................. 513,485    12,452,012
        Tiffany & Co.............................. 153,685     5,663,292
                                                           -------------
                                                              36,543,220
                                                           -------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 6.9%
        Advanced Micro Devices, Inc.*(a).......... 310,625     4,938,937
        Intel Corp................................ 222,000     6,127,200
        Maxim Integrated Products, Inc............ 293,435    15,381,863
        Texas Instruments, Inc.................... 348,595     8,429,027
                                                           -------------
                                                              34,877,027
                                                           -------------
        SOFTWARE - 7.2%
        Check Point Software Technologies, Ltd.*.. 172,655     4,659,958
        Electronic Arts, Inc.*.................... 148,270     8,088,129
        Mercury Interactive Corp.*................ 129,455     6,450,743
        Microsoft Corp............................ 367,645    10,499,941
        SAP AG....................................  40,198     6,671,993
                                                           -------------
                                                              36,370,764
                                                           -------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 4.3%
        Cisco Systems, Inc.*...................... 658,930    15,616,641
        Motorola, Inc............................. 318,975     5,821,294
                                                           -------------
                                                              21,437,935
                                                           -------------
        TELECOMMUNICATION SERVICES - WIRELESS - 0.2%
        Amdocs, Ltd.*.............................  21,775       510,188
        Nextel Partners, Inc. - Class A*(a).......  23,795       378,817
                                                           -------------
                                                                 889,005
                                                           -------------
        Total Common Stocks
        (Cost $437,084,246)                                  487,198,665
                                                           -------------

     ---------------------------------------------------------------------
     SECURITY                                    SHARES/PAR     VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 12.2%
     U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - 4.0%
     Federal Home Loan Bank, 1.200%,
       due 07/01/04............................. $20,400,000 $ 20,400,000
                                                             ------------
     State Street Navigator Securities Lending
       Prime Portfolio(b).......................  41,375,108   41,375,108
                                                             ------------
     Total Short-Term Investments
     (Cost $61,775,108)                                        61,775,108
                                                             ------------

     TOTAL INVESTMENTS - 108.9%
     (Cost $498,859,354)                                      548,973,773

     Other Assets and Liabilities (net) - (8.9%)              (45,053,151)
                                                             ------------

     TOTAL NET ASSETS - 100.0%                               $503,920,622
                                                             ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

     ---------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     DOMESTIC BONDS & DEBT SECURITIES - 88.5%
     AEROSPACE & DEFENSE - 0.3%
     General Dynamics Corp. 2.125%, due
       05/15/06................................ $    325,000 $     319,828
     Lockheed Martin Corp. 8.500%, due
       12/01/29................................      100,000       125,807
                                                             -------------
                                                                   445,635
                                                             -------------
     ASSET-BACKED SECURITIES - 10.6%
     American Express Credit Account Master,
       Class A 1.690%, due 01/15/09(d).........      715,000       696,803
     AmeriCredit Automobile Receivables Trust,
       Class A
       2.750%, due 10/09/07(d).................      285,000       285,277
      3.480%, due 05/06/10(d)..................      450,000       450,319
     Capital Auto Receivables Asset Trust
       1.960%, due 01/15/09(d).................      545,000       527,443
     Capital One Auto Financial Trust 3.180%,
       due 09/15/10(d).........................      220,000       216,638
     Capital One Master Trust 4.600%, due
       08/17/09(d).............................      820,000       843,450
     Capital One Multi-Asset Execution Trust
       3.650%, due 07/15/11(d).................    1,000,000       979,603
     Capital One Multi-Asset Execution Trust, -
       Class A1 1.628%, due 01/15/09(d)^.......    1,450,000     1,457,548
     Citibank Credit Card Issuance Trust
       2.550%, due 01/20/09(d).................    1,490,000     1,460,281
     Citibank Credit Card Master Trust 6.150%,
       due 03/10/11 - Class B(d)...............    1,230,000     1,324,800
     Countrywide Asset-Backed Certificates
       3.613%, due 04/25/30....................      375,000       373,982
      5.413%, due 01/25/34.....................      340,000       334,848
     Ford Credit Auto Owner Trust 3.540%, due
       11/15/08................................      380,000       379,290
     Honda Auto Receivables Owner Trust
       3.300%, due 06/16/08....................    1,500,000     1,499,063
     Long Beach Mortgage Loan Trust 1.640%,
       due 08/25/33^...........................      987,580       989,842
     M&I Auto Loan Trust 2.970%, due
       04/20/09................................      275,000       271,656
     Morgan Stanley Auto Loan Trust, Class A
       2.170%, due 04/15/11....................      415,000       406,002
     Onyx Acceptance Owner Trust 2.660%, due
       05/17/10................................      400,000       392,481
     Option One Mortgage Loan Trust 1.620%,
       due 08/25/33^...........................      322,540       323,111
     Peco Energy Transition Trust, 1999-A A4
       5.800%, due 03/01/07....................      312,839       318,998
     PSE&G Transition Funding LLC 6.610%, due
       06/15/15................................      470,000       519,539

      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      ASSET-BACKED SECURITIES - CONTINUED
      Residential Asset Securities Corp.
        3.372%, due 11/25/28................... $    445,000 $     442,577
       1.550%, due 07/25/32^...................      231,835       231,979
       1.590%, due 07/25/33^...................      524,143       524,825
      SLM Student Loan Trust 2.990%, due
        12/15/22 (144A)........................      910,000       902,624
      Triad Automobile Receivables Owner Trust
        3.200%, due 12/13/10...................      465,000       457,916
      Volkswagen Auto Loan Enhanced Trust
        2.940%, due 03/22/10...................      550,000       541,785
      Wachovia Asset Securitization 1.560%, due
        07/25/33^..............................      576,229       577,243
      WFS Financial Owner Trust 3.150%, due
        05/20/11...............................      350,000       346,616
                                                             -------------
                                                                18,076,539
                                                             -------------
      AUTOMOBILES - 1.1%
      DaimlerChrysler NA Holdings 7.200%, due
        09/01/09...............................      255,000       279,046
      General Motors Corp.
        7.200%, due 01/15/11(a)................      555,000       582,281
       8.250%, due 07/15/23....................      180,000       188,965
       8.375%, due 07/15/33....................      625,000       663,423
      TRW Automotive, Inc. 9.375%, due
        02/15/13...............................       76,000        86,070
                                                             -------------
                                                                 1,799,785
                                                             -------------
      BANKS - 4.0%
      Abbey National Capital Trust 8.963%, due
        12/29/49(d)^...........................       80,000       100,053
      ABN Amro NA Holding Capital 6.523%,
        due 12/29/49 (144A)(b)(d)^.............      425,000       448,785
      ANZ Capital Trust 5.360%, due 12/29/49
        (144A)(b)(d)...........................      685,000       656,478
      Cadets Trust 4.800%, due 07/15/13
        (144A)(d)..............................      220,000       206,295
      Fleet Boston Corp. 7.375%, due
        12/01/09...............................       70,000        79,021
      HSBC Capital Funding LP
        4.610%, due 12/29/49 (144A)(b)^........      585,000       530,325
       9.547%, due 12/31/49 (144A)(b)^.........      350,000       427,695
      Independence Community Bank Corp.
        3.750%, due 04/01/14^..................      365,000       347,665
      KBC Bank Funding Trust III 9.860%, due
        11/29/49 (144A)(b)^....................      215,000       263,249
      Popular N.A. 4.700%, due 06/30/09........      455,000       455,899
      Rabobank Capital Fund II 5.260%, due
        12/29/49 (144A)(b)^....................      305,000       295,686
      RBS Capital Trust I
        4.709%, due 12/29/49^..................      760,000       701,954
       6.425%, due 12/29/49^...................      120,000       115,285

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

     ---------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     BANKS - CONTINUED
     SunTrust Banks, Inc. 2.500%, due
       11/01/06................................ $    525,000 $     514,643
     US Bank NA 2.850%, due 11/15/06...........      695,000       694,328
     Westpac Capital Trust III 5.819%, due
       12/29/49 (144A)(b)^.....................      450,000       447,860
     Westpac Capital Trust IV 5.256%, due
       12/29/49 (144A)(b)......................      550,000       507,760
                                                             -------------
                                                                 6,792,981
                                                             -------------
     CHEMICALS - 0.4%
     Dow Chemical Co. 7.375%, due
       11/01/29................................       70,000        76,393
     Huntsman International LLC 9.875%, due
       03/01/09................................       70,000        75,950
     ICI Wilmington, Inc. 5.625%, due
       12/01/13................................      340,000       332,945
     Lyondell Chemical Co. 10.875%, due
       05/01/09(a).............................      120,000       126,000
     PolyOne Corp. 10.625%, due
       05/15/10(a).............................      120,000       127,800
                                                             -------------
                                                                   739,088
                                                             -------------
     COLLATERALIZED MORTGAGE OBLIGATIONS - 7.6%
     Banc of America Commercial Mortgage, Inc.
       4.429%, due 11/10/39....................    3,070,000     2,958,209
      5.061%, due 03/11/41.....................    1,025,000     1,009,168
     Bear Stearns Commercial Mortgage
       Securities, Inc. 4.680%, due
       08/13/39................................      980,000       940,791
     Countrywide Home Loans 5.500%, due
       08/25/33................................      788,888       801,135
     CS First Boston Mortgage Securities Corp.
       6.380%, due 12/16/35....................    1,075,000     1,160,281
     Greenwich Capital Commercial Funding
       Corp. 4.111%, due 07/05/35..............      575,000       530,646
     LB-UBS Commercial Mortgage Trust
       3.246%, due 03/01/29....................      510,000       486,323
      4.685%, due 07/15/32.....................      890,000       854,245
     Morgan Stanley Capital I, Inc. 4.660%, due
       09/13/45................................      990,000       943,317
     Morgan Stanley Dean Witter Capital
       4.920%, due 03/12/35....................      495,000       485,286
     Wachovia Bank Commercial Mortgage Trust
       4.980%, due 11/15/34....................    2,790,000     2,751,421
                                                             -------------
                                                                12,920,822
                                                             -------------
     COMMERCIAL SERVICES & SUPPLIES - 0.3%
     Allied Waste North America, Inc.
       6.125%, due 02/15/14 (144A)(b)(d).......      315,000       289,800
      7.375%, due 04/15/14 (144A)(b)(d)........       15,000        14,662

      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      COMMERCIAL SERVICES & SUPPLIES - CONTINUED
      Iron Mountain, Inc. 6.625%, due
        01/01/16.............................. $     70,000 $      64,050
      Von Hoffmann Corp. 10.250%, due
        03/15/09..............................       90,000        93,038
      Xerox Corp. 7.625%, due 06/15/13........       50,000        51,375
                                                            -------------
                                                                  512,925
                                                            -------------
      COMPUTERS & PERIPHERALS - 0.1%
      Electronic Data System Corp. 6.000%, due
        08/01/13..............................      120,000       114,807
      Unisys Corp. 6.875%, due 03/15/10.......       85,000        87,975
                                                            -------------
                                                                  202,782
                                                            -------------
      CONTAINERS & PACKAGING - 0.1%
      Owens-Brockway Glass Container
        8.875%, due 02/15/09..................      150,000       162,750
       7.750%, due 05/15/11...................       55,000        57,475
                                                            -------------
                                                                  220,225
                                                            -------------
      ELECTRIC UTILITIES - 2.9%
      AEP Texas Central Co. 5.500%, due
        02/15/13(a)(d)........................      260,000       260,655
      Alabama Power Co. 2.800%, due
        12/01/06(d)...........................      250,000       246,818
      Arizona Public Service Co. 4.650%, due
        05/15/15(a)(d)........................      165,000       149,957
      Columbus Southern Power Co. 5.500%, due
        03/01/13(d)...........................      115,000       115,762
      Dominion Resources, Inc., Series A
        8.125%, due 06/15/10..................      335,000       387,054
      DTE Energy Co. 6.375%, due 04/15/33.....      260,000       244,254
      Duke Capital Corp. 6.250%, due
        02/15/13(a)...........................      615,000       624,537
      FPL Group Capital, Inc. 7.625%, due
        09/15/06..............................      405,000       441,776
      Pacific Gas & Electric Co.
        4.200%, due 03/01/11..................      240,000       228,854
       4.800%, due 03/01/14...................      265,000       251,574
      Pacificorp 4.300%, due 09/15/08.........      250,000       250,234
      Pepco Holdings, Inc.
        6.450%, due 08/15/12..................       90,000        93,370
       7.450%, due 08/15/32(a)................      180,000       191,055
      PSEG Power 5.500%, due 12/01/15(a)......      420,000       402,075
      Southern California Edison Co.
        5.000%, due 01/15/14(a)...............      180,000       175,448
       6.000%, due 01/15/34...................      105,000       100,948
      TXU Energy Co. 7.000%, due 03/15/13.....      355,000       387,213
      Westar Energy, Inc. 6.000%, due
        07/01/14..............................      365,000       371,523
                                                            -------------
                                                                4,923,107
                                                            -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

     ----------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------

     ENERGY EQUIPMENT & SERVICES - 0.1%
     Calpine Corp. 8.750%, due 07/15/13
       (144A)(b)(a)(d)........................... $    85,000 $      70,125
     Peabody Energy Corp. 6.875%, due
       03/15/13..................................      70,000        71,225
                                                              -------------
                                                                    141,350
                                                              -------------
     FINANCIALS - DIVERSIFIED - 6.1%
     American General Finance Corp.
       3.000%, due 11/15/06(d)...................     605,000       598,150
      4.500%, due 11/15/07(d)....................     280,000       284,629
     Capital One Financial Corp. 8.750%, due
       02/01/07(d)...............................     705,000       780,613
     Credit Suisse First Boston USA, Inc. 5.125%,
       due 01/15/14(a)...........................     260,000       251,730
     Ford Motor Credit Co.
       7.375%, due 10/28/09......................      60,000        64,104
      7.875%, due 06/15/10.......................   1,070,000     1,165,615
      7.000%, due 10/01/13(a)....................     920,000       930,276
     General Electric Capital Corp., Series A
       5.450%, due 01/15/13......................     375,000       380,858
      6.750%, due 03/15/32.......................     165,000       177,954
     Goldman Sachs Group, Inc.
       6.600%, due 01/15/12......................     175,000       188,596
      5.700%, due 09/01/12.......................      55,000        55,881
      4.750%, due 07/15/13.......................     290,000       272,916
      6.345%, due 02/15/34.......................     395,000       372,125
     ING Capital Funding Trust III 8.439%, due
       12/31/49^.................................     200,000       232,589
     Mantis Reef, Ltd. 4.692%, due 11/14/08
       (144A)(b).................................      65,000        64,261
     Mizuho Financial Group, Inc.
       8.790%, due 12/29/49 (144A)(b)............     390,000       429,000
      9.870%, due 12/29/49 (144A)(b)^............     410,000       464,175
     Morgan Stanley
       3.875%, due 01/15/09......................      20,000        19,492
      4.750%, due 04/01/14.......................     310,000       286,557
     National Rural Utilities Cooperative Finance
       Corp. 3.875%, due 02/15/08(a).............     250,000       249,500
     Nisource Finance Corp. 6.150%, due
       03/01/13..................................     475,000       492,954
     Pricoa Global Funding I 3.900%, due
       12/15/08 (144A)...........................     655,000       643,767
     Prudential Holdings LLC 8.695%, due
       12/18/23 (144A)(b)........................     150,000       180,531
     SLM Corp. 5.625%, due 04/10/07..............     775,000       814,940
     TRAINS HY-2004-1 8.218%, due 08/01/15
       (144A)(b)(f)^.............................     920,000       956,236
                                                              -------------
                                                                 10,357,449
                                                              -------------

      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      FOOD & DRUG RETAILING - 0.3%
      Safeway, Inc. 4.125%, due 11/01/08........ $   480,000 $     470,303
      Ingles Markets, Inc. 8.875%, due
        12/01/11................................      90,000        92,925
                                                             -------------
                                                                   563,228
                                                             -------------
      HEALTH CARE EQUIPMENT & SUPPLIES - 0.0%
      Medex, Inc. 8.875%, due 05/15/13..........      35,000        37,100
                                                             -------------
      HEALTH CARE PROVIDERS & SERVICES - 0.6%
      HCA, Inc. 5.250%, due 11/06/08............     450,000       447,645
      Tenet Healthcare Corp. 5.000%, due
        07/01/07(a).............................     100,000       100,000
      UnitedHealth Group, Inc. 3.300%, due
        01/30/08................................     340,000       332,605
      Fresenius Medical Capital Trust II 7.875%,
        due 02/01/08............................      85,000        89,675
                                                             -------------
                                                                   969,925
                                                             -------------
      HOMEBUILDERS - 0.1%
      Toll Brothers, Inc. 5.950%, due
        09/15/13(a).............................     180,000       181,057
                                                             -------------
      HOUSEHOLD DURABLES - 0.6%
      Centex Corp. 5.700%, due
        05/15/14(a)(d)..........................     280,000       274,496
      D.R. Horton, Inc. 8.500%, due 04/15/12....      60,000        66,600
      KB Home 5.750%, due 02/01/14..............     430,000       397,750
      Pulte Homes, Inc. 5.250%, due 01/15/14....     290,000       274,322
      Standard Pacific Corp. 6.875%, due
        05/15/11................................      85,000        83,513
                                                             -------------
                                                                 1,096,681
                                                             -------------
      INSURANCE - 1.3%
      Ace Ina Holdings, Inc. 5.875%, due
        06/15/14(d).............................     265,000       268,600
      Arch Capital Group Limited 7.350%, due
        05/01/34(d).............................     205,000       206,982
      Assurant, Inc.
        5.625%, due 02/15/14(d).................      80,000        78,688
       6.750%, due 02/15/34(d)..................     105,000       104,239
      Fund American Co, Inc. 5.875%, due
        05/15/13................................     245,000       244,896
      Genworth Financial, Inc.
        5.750%, due 06/15/14....................     265,000       268,115
       6.500%, due 06/15/34.....................      95,000        95,937
      Liberty Mutual Group, Inc. 5.750%, due
        03/15/14 (144A)(b)......................     535,000       517,243
      Nationwide Financial Services, Inc.
        6.250%, due 11/15/11....................      55,000        58,757
       5.900%, due 07/01/12.....................      60,000        62,457
      Penn Mutual Life Insurance Co. 6.650%, due
        06/15/34 (144A)(b)......................     230,000       229,552
                                                             -------------
                                                                 2,135,466
                                                             -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

    ------------------------------------------------------------------------
    SECURITY                                          PAR         VALUE
    DESCRIPTION                                      AMOUNT      (NOTE 2)
    ------------------------------------------------------------------------

    MEDIA - 0.8%
    Comcast Corp. 7.050%, due
      03/15/33(d)................................ $     75,000 $      77,934
    Echostar DBS Corp. 6.375%, due
      10/01/11...................................       70,000        69,300
    Liberty Media Corp. 5.700%, due
      05/15/13...................................       90,000        88,813
    Mediacom LLC 9.500%, due 01/15/13............       70,000        67,900
    MediaNews Group, Inc. 6.875%, due
      10/01/13...................................       85,000        80,750
    News America Holdings, Inc.
      8.250%, due 08/10/18.......................      110,000       131,113
     7.280%, due 06/30/28........................       25,000        27,144
    Tele-Communications TCI Group 7.875%,
      due 02/15/26...............................      175,000       198,037
    Time Warner, Inc.
      7.625%, due 04/15/31.......................      430,000       466,707
     7.700%, due 05/01/32........................      100,000       109,571
                                                               -------------
                                                                   1,317,269
                                                               -------------
    METALS & MINING - 0.0%
    Arch Western Finance 6.750%, due
      07/01/13 (144A)(b)(d)......................       85,000        85,425
                                                               -------------
    MUNICIPALS - 0.8%
    California Street Department of
      Transportation Revenue
      5.000%, due 02/01/14(d)....................      255,000       274,681
    Chicago Illinois Board of Education
      5.000%, due 12/01/14(d)....................       25,000        26,801
     5.000%, due 12/01/15(d).....................       50,000        53,081
     5.000%, due 12/01/16(d).....................      100,000       105,646
     5.000%, due 12/01/17(d).....................       70,000        73,473
     5.000%, due 12/01/18(d).....................       65,000        68,769
    Colorado Department of
      Transportation Revenue
      5.000%, due 12/15/14(d)....................       25,000        26,939
     5.000%, due 12/15/15(d).....................      155,000       166,169
     5.000%, due 12/15/16(d).....................       80,000        85,155
    New Jersey State
      5.000%, due 04/01/14.......................       55,000        59,258
     5.000%, due 04/01/15........................       55,000        59,258
     5.000%, due 04/01/16........................       55,000        58,801
     5.000%, due 04/01/17........................       60,000        63,701
    Ohio State Common Schools - Series A
      5.000%, due 06/15/14.......................       20,000        21,542
     5.000%, due 06/15/16........................       25,000        26,444
    South Carolina State Public Service Authority
      5.000%, due 01/01/14.......................       10,000        10,767
     5.000%, due 01/01/15........................       15,000        16,040
     5.000%, due 01/01/16........................       25,000        26,491
     5.000%, due 01/01/17........................       40,000        42,098

     ---------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     MUNICIPALS - CONTINUED
      5.000%, due 01/01/18..................... $     60,000 $      62,672
      5.000%, due 01/01/19.....................       40,000        41,499
                                                             -------------
                                                                 1,369,285
                                                             -------------
     OIL & GAS - 1.2%
     Amerada Hess Corp.
       6.650%, due 08/15/11(d).................      175,000       185,448
      7.300%, due 08/15/31(d)..................       60,000        61,101
     Anadarko Finance Co., Series B 7.500%,
       due 05/01/31(d).........................       45,000        51,396
     Enterprise Products Partners LP, Series B
       6.375%, due 02/01/13....................      175,000       173,626
     Halliburton Company 5.500%, due
       10/15/10................................      305,000       308,971
     Husky Energy Inc. 6.150%, due
       06/15/19................................      215,000       216,412
     Kerr-McGee Corp. 6.950%, due
       07/01/24................................      235,000       234,870
     Kinder Morgan Energy Partners
       7.400%, due 03/15/31....................      225,000       240,473
      7.300%, due 08/15/33.....................       90,000        95,248
     Plains All American Pipeline LP 5.625%,
       due 12/15/13 (144A)(b)..................      350,000       333,991
     Reliant Resource, Inc. 9.500%, due
       07/15/13................................      120,000       129,900
     Transcontinental Gas Pipe Line Corp.
       8.875%, due 07/15/12....................       35,000        39,725
     Williams Companies, Inc. (The) 8.125%,
       due 03/15/12............................       35,000        37,538
                                                             -------------
                                                                 2,108,699
                                                             -------------
     PAPER & FOREST PRODUCTS - 0.1%
     Georgia-Pacific Corp. 7.375%, due
       07/15/08................................       15,000        16,050
     International Paper Co. 5.850%, due
       10/30/12................................      115,000       116,995
                                                             -------------
                                                                   133,045
                                                             -------------
     PHARMACEUTICALS - 0.3%
     Hospira, Inc. 4.950%, due 06/15/09
       (144A)(b)...............................      305,000       307,048
     Wyeth 6.450%, due 02/01/24................      160,000       152,562
                                                             -------------
                                                                   459,610
                                                             -------------
     REAL ESTATE - 0.3%
     Cendant Corp. 7.125%, due
       03/15/15(d).............................      240,000       263,340
     IStar Financial, Inc. 6.000%, due 12/15/10
       (REIT)..................................      225,000       224,718
                                                             -------------
                                                                   488,058
                                                             -------------

     RETAIL - MULTILINE - 0.0%
     Federated Department Stores, Inc.
       6.300%, due 04/01/09....................       60,000        64,305
                                                             -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.7%
      Sprint Capital Corp.
        6.900%, due 05/01/19.................. $    220,000 $     221,821
       8.750%, due 03/15/32...................      215,000       251,253
      Verizon Global Funding Corp.
        7.375%, due 09/01/12(a)...............      185,000       208,406
       7.750%, due 12/01/30...................      145,000       163,349
      Verizon New York, Inc.
        6.875%, due 04/01/12..................      325,000       348,962
                                                            -------------
                                                                1,193,791
                                                            -------------
      TELECOMMUNICATION SERVICES - WIRELESS - 1.0%
      AT&T Wireless Services, Inc.
        7.875%, due 03/01/11(d)...............      260,000       296,130
       8.125%, due 05/01/12(d)................        5,000         5,789
       8.750%, due 03/01/31(d)................      245,000       299,565
      Comcast Cable Communications Holdings
        8.375%, due 03/15/13(d)...............      506,000       594,962
      Nextel Communications, Inc. 7.375%, due
        08/01/15..............................       70,000        71,050
      Rogers Wireless, Inc. 6.375%, due
        03/01/14 (144A)(b)....................      435,000       402,375
                                                            -------------
                                                                1,669,871
                                                            -------------
      TRANSPORTATION - 0.1%
      Norfolk Southern Corp. 7.800%, due
        05/15/27..............................      100,000       116,229
      Union Pacific Corp. 6.625%, due
        02/01/29..............................       50,000        51,524
                                                            -------------
                                                                  167,753
                                                            -------------
      U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 34.9%
      Federal Home Loan Mortgage Corp.
        5.500%, due TBA(c)....................    3,945,000     3,927,741
       6.000%, due TBA(c).....................    6,500,000     6,609,687
      Federal National Mortgage Association
        5.000%, due TBA(c)....................   14,500,000    14,512,500
       5.500%, due TBA(c).....................   17,000,000    16,920,305
       6.000%, due TBA(c).....................    6,500,000     6,609,688
      Government National Mortgage Association
        5.500%, due TBA(c)....................    3,800,000     3,794,064
       6.000%, due TBA(c).....................    7,000,000     7,168,434
                                                            -------------
                                                               59,542,419
                                                            -------------
      U.S. GOVERNMENT AGENCY - 1.3%
      Federal Home Loan Mortgage Corp.
        6.250%, due 07/15/32..................    1,785,000     1,886,586
                                                            -------------
      Federal National Mortgage Association
        6.625%, due 11/15/30..................      335,000       369,891
                                                            -------------

       -----------------------------------------------------------------
       SECURITY                                   PAR         VALUE
       DESCRIPTION                               AMOUNT      (NOTE 2)
       -----------------------------------------------------------------

       U.S. TREASURY SECURITIES - 10.5%
       U.S. Treasury Bond
         8.875%, due 02/15/19(d)............. $    435,000 $     602,407
        7.875%, due 02/15/21(d)..............    1,000,000     1,291,172
        6.125%, due 11/15/27(d)..............      875,000       959,116
        5.250%, due 02/15/29(d)..............      220,000       215,772
        5.375%, due 02/15/31(d)..............    3,095,000     3,122,447
                                                           -------------
                                                               6,190,914
                                                           -------------
       U.S. Treasury Note
         3.875%, due 05/15/09(d).............      550,000       552,019
        4.000%, due 06/15/09(d)..............    4,720,000     4,761,857
        4.250%, due 11/15/13(d)..............    1,420,000     1,382,559
        4.750%, due 05/15/14(d)..............    4,970,000     5,023,393
                                                           -------------
                                                              17,910,742
                                                           -------------
       Total Domestic Bonds & Debt Securities
       (Cost $151,124,059)                                   150,882,894
                                                           -------------

       FOREIGN BONDS & DEBT SECURITIES - 7.4%
       ARUBA - 0.1%
       UFJ Financial Aruba AEC 6.750%, due
         07/15/13............................      220,000       227,879
                                                           -------------
       AUSTRALIA - 0.1%
       QBE Insurance Group, Ltd. 5.647%, due
         07/01/23 (144A)(b)^.................      155,000       147,705
                                                           -------------
       BAHAMAS - 0.1%
       Teekay Shipping Corp. 8.875%, due
         07/15/11............................       85,000        94,456
                                                           -------------
       BRAZIL - 0.2%
       Federal Republic of Brazil
         14.500%, due 10/15/09...............      100,000       117,000
        10.000%, due 08/07/11................      115,000       112,125
        8.000%, due 04/15/14.................       70,366        64,315
        12.750%, due 01/15/20................       55,000        58,193
                                                           -------------
                                                                 351,633
                                                           -------------
       CANADA - 0.7%
       Abitibi Consolidated, Inc. 6.000%, due
         06/20/13(d).........................       15,000        13,351
       Bombardier, Inc. 6.300%, due 05/01/14
         (144A)(b)(a)(d).....................      115,000        97,845
       Canadian National Railway Co. (Yankee)
         6.900%, due 07/15/28(d).............      165,000       179,133
       NOVA Chemicals Corp. 6.500%, due
         01/15/12............................      345,000       341,550
       Quebecor World, Inc. 6.125%, due
         11/15/13............................      340,000       324,446
       Tembec Industries, Inc. 8.500%, due
         02/01/11............................      170,000       172,550
                                                           -------------
                                                               1,128,875
                                                           -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     CAYMAN ISLANDS - 0.3%
     Hutchison Whampoa International, Ltd.
       6.250%, due 01/24/14 (144A)(a)(b)........ $   245,000 $     238,024
     Mizuho Finl Group Cayman Ltd 5.790%, due
       04/15/14 (144A)(b).......................     315,000       310,212
                                                             -------------
                                                                   548,236
                                                             -------------
     COLOMBIA - 0.3%
     Republic of Colombia 9.750%, due
       04/09/11.................................     419,874       466,060
                                                             -------------
     DENMARK - 0.3%
     Danske Bank A/S 5.914%, due 12/29/49
       (144A)(b)^...............................     465,000       472,202
                                                             -------------
     FRANCE - 0.6%
     AXA S.A. (Yankee) 8.600%, due
       12/15/30(d)..............................     270,000       331,618
     Crown European Holdings S.A. 9.500%, due
       03/01/11.................................      80,000        87,600
     France Telecom S.A. 9.500%, due
       03/01/31.................................     165,000       207,668
     France Telecom S.A., 8.750%/ 8.500%, due
       03/01/11+................................     400,000       464,130
                                                             -------------
                                                                 1,091,016
                                                             -------------
     GERMANY - 0.3%
     Deutsche Telekom Finance B.V. (Yankee)
       8.750%, due 06/15/30.....................      50,000        61,032
     Deutsche Telekom International Finance
       5.250%, due 07/22/13.....................     185,000       180,423
     Deutsche Telekom International Finance
       (Yankee) 8.500%, due 06/15/10............     310,000       362,684
                                                             -------------
                                                                   604,139
                                                             -------------
     ITALY - 0.2%
     Telecom Italia Capital 4.000%, due 11/15/08
       (144A)(b)................................     270,000       265,495
                                                             -------------
     KOREA - 0.7%
     Industrial Bank of Korea 4.000%, due
       05/19/14 (144A)(b)^......................     225,000       210,750
     Korea First Bank 7.267%, due 03/03/34
       (144A)(b)................................     485,000       467,073
     Woori Bank Korea 5.750%, due 03/13/14
       (144A)(b)................................     550,000       543,761
                                                             -------------
                                                                 1,221,584
                                                             -------------
     MEXICO - 0.8%
     Pemex Project Funding Master Trust
       8.625%, due 02/01/22.....................     144,000       150,480
     United Mexican States
       9.875%, due 02/01/10.....................     120,000       144,480
      8.375%, due 01/14/11......................     185,000       209,513
      6.375%, due 01/16/13......................     285,000       285,142

       ------------------------------------------------------------------
       SECURITY                                    PAR         VALUE
       DESCRIPTION                                AMOUNT      (NOTE 2)
       ------------------------------------------------------------------

       MEXICO - CONTINUED
        11.500%, due 05/15/26.................. $   130,000 $     182,585
        8.300%, due 08/15/31...................     325,000       341,250
                                                            -------------
                                                                1,313,450
                                                            -------------
       NORWAY - 0.1%
       Den Norske Bank 7.729%, due 06/29/49
         (144A)(b).............................     115,000       131,178
                                                            -------------
       PERU - 0.2%
       Republic of Peru 8.375%, due 05/03/16...     345,000       322,575
                                                            -------------
       RUSSIA - 0.5%
       Russian Federation
         8.750%, due 07/24/05..................     395,000       415,737
        5.000%, due 03/31/30...................     385,000       352,179
       Ukraine Government 6.875%, due 03/04/11
         (144A)(b).............................     175,000       165,375
                                                            -------------
                                                                  933,291
                                                            -------------
       SWEDEN - 0.6%
       Nordbanken AB 8.950%, due 11/29/49
         (144A)(b)^............................     305,000       361,968
       Skandinaviska Enskilda Baken AB 4.958%,
         due 03/29/49 (144A)(b)^...............     415,000       388,686
       Swedbank 9.000%, due 12/29/49
         (144A)(b)^............................     180,000       214,504
                                                            -------------
                                                                  965,158
                                                            -------------
       UNITED KINGDOM - 1.3%
       BP Capital Markets Plc 2.750%, due
         12/29/06(d)...........................     380,000       375,384
       British Telecom Plc 8.375%, due
         12/15/10(d)...........................     190,000       222,167
       HBOS Capital Funding LP 6.071%, due
         06/30/49 (144A)(b)^...................     345,000       347,020
       HBOS Plc 5.375%, due 11/01/49
         (144A)(b)^............................     485,000       468,241
       Northern Rock Plc 5.600%, due 04/30/49
         (144A)(b).............................     500,000       486,713
       Royal Bank of Scotland Group Plc 7.648%,
         due 08/31/49..........................      50,000        56,309
       Standard Chartered Bank 8.000%, due
         05/30/31 (144A)(b)....................     235,000       278,654
                                                            -------------
                                                                2,234,488
                                                            -------------
       Total Foreign Bonds & Debt Securities
       (Cost $12,560,560)                                      12,519,420
                                                            -------------

       SHORT-TERM INVESTMENTS - 41.1%
       U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - 6.8%
       Federal Home Loan Bank Consolidated
         Discount Note
         1.250%, due 07/01/04(d)...............   3,031,000     3,031,000
        1.210%, due 07/23/04(d)................   4,250,000     4,246,857

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - CONTINUED
      Federal National Mortgage Association
        Discount Note 1.430%, due
        09/22/04(d)............................ $  4,250,000 $   4,235,988
                                                             -------------
                                                                11,513,845
                                                             -------------
      COMMERCIAL PAPER - 31.4%
      Alliance & Leicester Plc 1.085%, due
        07/15/04(d)............................    1,997,000     1,996,157
      Aspen Funding Corp. 1.180%, due
        07/12/04 (144A)(d).....................    2,000,000     1,999,279
      Atlantis One Funding Corp. 1.070%, due
        10/01/04 (144A)(b)(d)..................    2,000,000     1,994,531
      Bankamerica Corp. 1.060%, due
        07/06/04(d)............................    2,000,000     1,999,706
      Banque Generale du Luxembourg SA
        1.085%, due 07/12/04(d)................    2,000,000     1,999,337
      Charta Corp. 1.070%, due 07/06/04
        (144A)(d)..............................    3,400,000     3,399,495
      Compass Securities 1.240%, due
        07/22/04 (144A)(d).....................    2,000,000     1,998,553
      Crown Point Capital Company 1.170%, due
        08/06/04 (144A)(d).....................    2,000,000     1,997,660
      Danske Corp. 1.120%, due 07/30/04(d).....    2,000,000     1,998,196
      Edison Asset Securitization 1.140%, due
        10/01/04 (144A)(b)(d)..................    2,160,000     2,153,707
      Fairway Finance Corp. 1.240%, due
        07/20/04 (144A)(d).....................    2,000,000     1,998,691
      Galaxy Funding, Inc. 1.080%, due 07/09/04
        (144A)(d)..............................    2,000,000     1,999,520
      Gemini Securitization Corp. 1.180%, due
        07/12/04 (144A)(b)(d)..................    2,000,000     1,999,279
      Govco Incorporated 1.160%, due 08/10/04
        (144A)(d)..............................    2,000,000     1,997,422
      Grampian Funding LLC 1.130%, due
        07/02/04 (144A)(d).....................    2,000,000     1,999,937

    ------------------------------------------------------------------------
    SECURITY                                      SHARES/PAR      VALUE
    DESCRIPTION                                     AMOUNT       (NOTE 2)
    ------------------------------------------------------------------------

    COMMERCIAL PAPER - CONTINUED
    HSH Nordbank Ag London 1.220%, due
      07/19/04 (144A)(d)........................ $  2,000,000 $   1,998,780
    Natexis Banques Populaires U. S. 1.120%,
      due 08/04/04(d)...........................    2,000,000     1,997,885
    Santander Central Hispano Financial
      Delaware 1.140%, due 10/01/04(d)..........    2,000,000     1,994,173
    Sheffield Receivables Corp. 1.200%, due
      07/16/04 (144A)(d)........................    2,000,000     1,999,000
    Sigma Finance, Inc. 1.090%, due 07/23/04
      (144A)(d).................................    2,000,000     1,998,668
    Silver Tower U.S. Funding, LLC 1.220%, due
      10/15/04 (144A)(d)........................    2,000,000     1,992,816
    Surrey Funding Corp. 1.220%, due
      07/15/04 (144A)(d)........................    2,000,000     1,999,051
    Thames Asset Global Securitization 1.240%,
      due 07/20/04 (144A)(d)....................    2,000,000     1,998,691
    Tulip Funding Corp. 1.080%, due 07/23/04
      (144A)(d).................................    2,000,000     1,998,680
    West LB 1.110%, due 08/04/04
      (144A)(d).................................    2,000,000     1,997,903
    Yorktown Capital LLC 1.220%, due
      07/19/04 (144A)(d)........................    2,000,000     1,998,780
                                                              -------------
                                                                 53,505,897
                                                              -------------
    MONEY MARKET - 2.9%
    State Street Navigator Securities
      Lending Prime Portfolio(e)................    5,017,598     5,017,598
                                                              -------------
    Total Short-Term Investments
    (Cost $70,037,308)                                           70,037,340
                                                              -------------

    TOTAL INVESTMENTS - 137.0%
    (Cost $233,721,927)                                         233,439,654

    Other Assets and Liabilities (net) - (37.0%)                (63,011,858)
                                                              -------------

    TOTAL NET ASSETS - 100.0%                                 $ 170,427,796
                                                              =============


                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


PORTFOLIO FOOTNOTES:

+ Security is a "step" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

^ Variable or floating rate security. The stated rate represents the rate at June 30, 2004.

(a) All or a portion of security out on loan.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d) All or a portion of these securities have been segregated to cover open futures contracts and when-issued/delayed delivery transactions

(e) Represents investment of collateral received from securities lending transactions.

(f) A TRAIN (Targeted Return Index Securities Trust) is a trust established pursuant to a series trust agreement by Lehman Brothers, Inc. Each registered holder of certificates issued by the TRAIN is a beneficial owner of a fractional undivided interest in the TRAIN and is entitled to receive a pro rata share of interest and other amounts or property distributed.

REIT - Real Estate Investment Trust

Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

The following table summarizes the portfolio composition of the Portfolios' holdings at June 30, 2004, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used

                                                       PERCENT OF
               PORTFOLIO COMPOSITION BY CREDIT QUALITY PORTFOLIO
               --------------------------------------------------
                  AAA/Government/Government Agency        53.61%
                  AA                                       0.99
                  A                                       30.65
                  BBB                                     10.58
                  BB                                       2.96
                  B                                        1.21
                                                         ------
                  Total:                                 100.00%
                                                         ======

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

          -----------------------------------------------------------
          SECURITY                                         VALUE
          DESCRIPTION                           SHARES    (NOTE 2)
          -----------------------------------------------------------

          COMMON STOCKS - 97.6%
          AEROSPACE & DEFENSE - 1.9%
          Lockheed Martin Corp.................  18,000 $     937,440
          United Technologies Corp.............  15,570     1,424,344
                                                        -------------
                                                            2,361,784
                                                        -------------
          AIR FREIGHT & LOGISTICS - 1.1%
          United Parcel Service, Inc. - Class B  17,500     1,315,475
                                                        -------------
          AUTO COMPONENTS - 1.4%
          Johnson Controls, Inc................  31,900     1,702,822
                                                        -------------
          BANKS - 4.6%
          Bank of America Corp.................  16,938     1,433,294
          Bank of New York Co., Inc............  52,800     1,556,544
          FirstMerit Corp......................   4,000       105,480
          North Fork Bancorporation, Inc.......  15,700       597,385
          Wells Fargo Co.......................  36,500     2,088,895
                                                        -------------
                                                            5,781,598
                                                        -------------
          BEVERAGES - 3.4%
          Anheuser-Busch Cos., Inc.............  20,800     1,123,200
          Coca-Cola Co.........................  39,100     1,973,768
          PepsiCo, Inc.........................  21,000     1,131,480
                                                        -------------
                                                            4,228,448
                                                        -------------
          BUILDING PRODUCTS - 0.8%
          Masco Corp...........................  32,200     1,003,996
                                                        -------------
          CHEMICALS - 2.5%
          Dow Chemical Co......................   7,700       313,390
          Praxair, Inc.........................  69,780     2,784,920
                                                        -------------
                                                            3,098,310
                                                        -------------
          COMMERCIAL SERVICES & SUPPLIES - 1.2%
          Accenture, Ltd. - Class A*...........  22,278       612,199
          First Data Corp......................   8,300       369,516
          Waste Management, Inc................  16,800       514,920
                                                        -------------
                                                            1,496,635
                                                        -------------
          COMMUNICATIONS EQUIPMENT - 2.4%
          Cisco Systems, Inc.*................. 114,400     2,711,280
          Tellabs, Inc.(a)*....................  38,100       332,994
                                                        -------------
                                                            3,044,274
                                                        -------------
          COMPUTERS & PERIPHERALS - 1.9%
          Dell, Inc.*..........................  29,800     1,067,436
          Hewlett-Packard Co...................  31,400       662,540
          International Business Machines Corp.   7,300       643,495
                                                        -------------
                                                            2,373,471
                                                        -------------
          EDUCATION - 0.2%
          Apollo Group, Inc. - Class A*........   2,700       238,383
                                                        -------------
          ELECTRIC UTILITIES - 2.6%
          Dominion Resources, Inc..............  15,500       977,740
          FPL Group, Inc.......................  10,400       665,080

         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                             SHARES    (NOTE 2)
         -------------------------------------------------------------

         ELECTRIC UTILITIES - CONTINUED
         Pinnacle West Capital Corp.............  16,195 $     654,116
         PPL Corp...............................  19,900       913,410
                                                         -------------
                                                             3,210,346
                                                         -------------
         ELECTRICAL EQUIPMENT - 0.5%
         Cooper Industries, Ltd. - Class A......  11,500       683,215
                                                         -------------
         FINANCIAL SERVICES - 8.5%
         Charles Schwab Corp....................  23,000       221,030
         Chicago Merchantile Exchange (The)(a)..   3,000       433,110
         CIT Group, Inc.........................  27,864     1,066,913
         Citigroup, Inc......................... 104,209     4,845,718
         Legg Mason, Inc........................   4,000       364,040
         Morgan Stanley.........................  55,600     2,934,012
         Wachovia Corp..........................   8,600       382,700
         Washington Mutual, Inc.................   9,400       363,216
                                                         -------------
                                                            10,610,739
                                                         -------------
         FOOD & DRUG RETAILING - 0.5%
         CVS Corp...............................  14,200       596,684
                                                         -------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 4.5%
         Boston Scientific Corp.*...............  10,700       457,960
         Guidant Corp...........................  42,472     2,373,335
         Johnson & Johnson, Inc.................  50,172     2,794,581
                                                         -------------
                                                             5,625,876
                                                         -------------
         HEALTH CARE PROVIDERS & SERVICES - 1.3%
         Anthem, Inc.*..........................  11,600     1,038,896
         HCA, Inc...............................  12,600       524,034
                                                         -------------
                                                             1,562,930
                                                         -------------
         HOTELS, RESTAURANTS & LEISURE - 2.9%
         Carnival Corp..........................  36,900     1,734,300
         Hilton Hotels Corp.....................  33,100       617,646
         McDonald's Corp........................  22,600       587,600
         Yum! Brands, Inc.*.....................  19,600       729,512
                                                         -------------
                                                             3,669,058
                                                         -------------
         HOUSEHOLD PRODUCTS - 2.2%
         Colgate-Palmolive Co...................  10,800       631,260
         Procter & Gamble Co....................  39,200     2,134,048
                                                         -------------
                                                             2,765,308
                                                         -------------
         INDUSTRIAL - DIVERSIFIED - 6.7%
         General Electric Co.................... 132,800     4,302,720
         Tyco International, Ltd................ 121,939     4,041,058
                                                         -------------
                                                             8,343,778
                                                         -------------
         INSURANCE - 5.0%
         Ambac Financial Group, Inc.............  24,337     1,787,309
         American International Group, Inc......   8,100       577,368
         RenaissanceRe Holdings, Ltd............  36,900     1,990,755
         Willis Group Holdings, Ltd.............  50,100     1,876,245
                                                         -------------
                                                             6,231,677
                                                         -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                   SHARES   (NOTE 2)
       ------------------------------------------------------------------

       INTERNET & CATALOG RETAIL - 0.8%
       CDW Corp.....................................  8,800 $     561,088
       eBay, Inc.*..................................  5,200       478,140
                                                            -------------
                                                                1,039,228
                                                            -------------
       IT CONSULTING & SERVICES - 0.3%
       Affiliated Computer Services, Inc. - Class A*  7,500       397,050
                                                            -------------
       MEDIA - 3.7%
       Cox Communications, Inc. - Class A*.......... 21,800       605,822
       E.W. Scripps Co. - Class A...................  4,700       493,500
       Gannett Co., Inc.............................  7,300       619,405
       Liberty Media Corp. - Class A................ 67,500       606,825
       Viacom, Inc. - Class B....................... 59,000     2,107,480
       Walt Disney Co...............................  9,800       249,802
                                                            -------------
                                                                4,682,834
                                                            -------------
       METALS & MINING - 2.0%
       Alcoa, Inc................................... 46,416     1,533,121
       United States Steel Corp..................... 27,900       979,848
                                                            -------------
                                                                2,512,969
                                                            -------------
       OIL & GAS - 7.4%
       Anadarko Petroleum Corp......................  6,443       377,560
       ChevronTexaco Corp........................... 12,045     1,133,555
       ConocoPhillips............................... 13,740     1,048,224
       Devon Energy Corp............................ 21,100     1,392,600
       Exxon Mobil Corp............................. 76,700     3,406,247
       GlobalSantaFe Corp........................... 32,000       848,000
       Premcor, Inc.*...............................  5,100       191,250
       Rowan Companies, Inc.*....................... 16,700       406,311
       Unocal Corp.................................. 11,000       418,000
                                                            -------------
                                                                9,221,747
                                                            -------------
       PAPER & FOREST PRODUCTS - 0.4%
       Smurfit-Stone Container Corp.*............... 21,800       434,910
                                                            -------------
       PHARMACEUTICALS - 7.0%
       Amgen, Inc.*................................. 19,400     1,058,658
       Bristol-Myers Squibb Co...................... 14,900       365,050
       Eli Lilly & Co............................... 16,200     1,132,542
       Forest Laboratories, Inc.*...................  9,500       537,985
       Medicis Pharmaceutical Corp. - Class A....... 11,557       461,702
       Merck & Co., Inc............................. 12,600       598,500
       Pfizer, Inc.................................. 97,393     3,338,632
       Sepracor, Inc.(a) *.......................... 14,000       740,600
       Wyeth........................................ 15,400       556,864
                                                            -------------
                                                                8,790,533
                                                            -------------

          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                             SHARES    (NOTE 2)
          ------------------------------------------------------------

          RETAIL - MULTILINE - 1.4%
          Family Dollar Stores, Inc..............  14,300 $    435,006
          Kohl's Corp.*..........................  20,300      858,284
          Target Corp............................  11,000      467,170
                                                          ------------
                                                             1,760,460
                                                          ------------
          RETAIL - SPECIALTY - 3.6%
          Home Depot, Inc........................  33,100    1,165,120
          Lowe's Companies., Inc.................   9,100      478,205
          NIKE, Inc. - Class B...................   6,300      477,225
          Wal-Mart Stores, Inc...................  44,600    2,353,096
                                                          ------------
                                                             4,473,646
                                                          ------------
          SEMICONDUCTOR EQUIPMENT & PRODUCTS - 4.0%
          Altera Corp.*..........................  82,600    1,835,372
          Analog Devices, Inc....................  19,400      913,352
          Intel Corp.............................  30,100      830,760
          Intersil Corp. - Class A...............  20,300      439,698
          Linear Technology Corp.................   9,000      355,230
          Novellus Systems, Inc.*................  18,800      591,072
                                                          ------------
                                                             4,965,484
                                                          ------------
          SOFTWARE - 5.1%
          Mercury Interactive Corp.*.............   9,400      468,402
          Microsoft Corp......................... 117,300    3,350,088
          Oracle Corp.*.......................... 195,300    2,329,929
          VERITAS Software Corp.*................   6,800      188,360
                                                          ------------
                                                             6,336,779
                                                          ------------
          TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.5%
          Corning, Inc.*.........................  42,300      552,438
          Sprint Corp............................  16,200      285,120
          Verizon Communications, Inc............  30,038    1,087,075
                                                          ------------
                                                             1,924,633
                                                          ------------
          TELECOMMUNICATION SERVICES - WIRELESS - 1.7%
          Motorola, Inc..........................  27,400      500,050
          Nextel Communications, Inc. - Class A*.  18,500      493,210
          QUALCOMM, Inc..........................   6,500      474,370
          SBC Communications, Inc................  28,777      697,842
                                                          ------------
                                                             2,165,472
                                                          ------------
          TOBACCO - 1.1%
          Altria Group, Inc......................  28,000    1,401,400
                                                          ------------
          U.S. GOVERNMENT AGENCY - 1.5%
          Federal Home Loan Mortgage Corp........  30,500    1,930,650
                                                          ------------
          Total Common Stocks
          (Cost $111,539,782)                              121,982,602
                                                          ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                    SHARES/PAR    VALUE
      DESCRIPTION                                   AMOUNT     (NOTE 2)
      --------------------------------------------------------------------

      SHORT-TERM INVESTMENTS - 3.9%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 06/30/04 at 0.100% to
        be repurchased at $3,326,009 on
        07/01/04 collaterized by $3,420,000
        FHLMC 2.450% due 08/25/06 with a
        value of $3,393,519...................... $3,326,000 $  3,326,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).......................  1,325,096    1,325,096
      U.S. Treasury Note,
        1.750%, due 12/31/04..................... $  240,000      240,141
                                                             ------------
      Total Short-Term Investments
      (Cost $4,892,066)                                         4,891,237
                                                             ------------

      TOTAL INVESTMENTS - 101.5%
      (Cost $116,431,848)                                     126,873,839

      Other Assets and Liabilities (net) - (1.5%)              (1,905,532)
                                                             ------------

      TOTAL NET ASSETS - 100.0%                              $124,968,307
                                                             ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of these securities have been segregated to cover open futures contracts.

(b) Represents investment of collateral received from securities lending transactions.

FHLMC - Federal Home Loan Mortgage Corp.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

     ----------------------------------------------------------------------
     SECURITY                                         PAR         VALUE
     DESCRIPTION                                     AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------

     DOMESTIC BONDS & DEBT SECURITIES -18.6%
     AEROSPACE & DEFENSE - 0.2%
     DRS Technologies, Inc. 6.875%, due
       11/01/13................................... $    40,000 $     39,200
                                                               ------------
     CHEMICALS - 1.1%
     Airgas, Inc. 7.750%, due 09/15/06............      25,000       26,625
     Nalco Co. 8.875%, due 11/15/13
       (144A)(a)..................................     100,000      105,250
     Rayovac Corp. 8.500%, due 10/01/13...........      50,000       52,750
     Terra Industries, Inc. 11.500%, due
       06/01/10...................................      15,000       16,500
                                                               ------------
                                                                    201,125
                                                               ------------
     COMMERCIAL SERVICES & SUPPLIES - 0.5%
     Iron Mountain, Inc. 6.625%, due 01/01/16.....     100,000       91,500
                                                               ------------
     CONSTRUCTION & ENGINEERING - 0.2%
     Shaw Group, Inc. (The) 10.750%, due
       03/15/10...................................      35,000       34,475
                                                               ------------
     CONSTRUCTION MATERIALS - 0.2%
     Trinity Industries, Inc. 6.500%, due 03/15/14
       (144A)(a)..................................      40,000       36,800
                                                               ------------
     CONTAINERS & PACKAGING - 1.8%
     BWAY Corp. 10.000%, due 10/15/10.............      25,000       26,375
     Constar International, Inc. 11.000%, due
       12/01/12...................................      75,000       70,500
     Graham Packaging Holdings Co. 10.750%,
       due 01/15/09...............................      45,000       46,519
     Owens-Brockway Glass Container 7.750%,
       due 05/15/11...............................     100,000      104,500
     Solo Cup Co. 8.500%, due 02/15/14
       (144A)(a)..................................     100,000       93,500
                                                               ------------
                                                                    341,394
                                                               ------------
     ELECTRIC SERVICES - 0.3%
     Mission Energy Holding Co. 13.500%, due
       07/15/08...................................      45,000       50,569
                                                               ------------
     ELECTRICAL EQUIPMENT - 0.2%
     Sensus Metering System, Inc. 8.625%, due
       12/15/13 (144A)(a).........................      35,000       33,775
                                                               ------------
     FOOD & DRUG RETAILING - 0.7%
     Le-Natures, Inc. 10.000%, due 06/15/13
       (144A)(a)..................................      30,000       31,200
     Stater Brothers Holdings, Inc. 8.125%, due
       06/15/12 (144A)(a).........................     100,000      100,875
                                                               ------------
                                                                    132,075
                                                               ------------
     FOOD PRODUCTS - 1.1%
     Dole Food Co., Inc. 8.875%, due 03/15/11.....     125,000      132,813
     Land O Lakes, Inc. 9.000%, due 12/15/10
       (144A)(a)..................................      65,000       68,006
                                                               ------------
                                                                    200,819
                                                               ------------

      --------------------------------------------------------------------
      SECURITY                                       PAR         VALUE
      DESCRIPTION                                   AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      HEALTH CARE EQUIPMENT & SUPPLIES - 0.3%
      Medex, Inc. 8.875%, due 05/15/13........... $    50,000 $     53,000
                                                              ------------
      HEALTH CARE PROVIDERS & SERVICES - 0.4%
      Beverly Enterprises, Inc. 7.875%, due
        06/15/14 (144A)(a).......................      25,000       24,719
      Triad Hospitals, Inc. 7.000%, due
        11/15/13.................................      50,000       47,750
                                                              ------------
                                                                    72,469
                                                              ------------
      HOTELS, RESTAURANTS & LEISURE - 1.9%
      Friendly Ice Cream Corp. 8.375%, due
        06/15/12 (144A)(a).......................      60,000       58,500
      Gaylord Entertainment Co. 8.000%, due
        11/15/13.................................     125,000      127,344
      Hard Rock Hotel, Inc. 8.875%, due
        06/01/13.................................     100,000      101,500
      River Rock Entertainment Authority 9.750%,
        due 11/01/11.............................      50,000       54,750
                                                              ------------
                                                                   342,094
                                                              ------------
      HOUSEHOLD DURABLES - 0.3%
      Fedders North America, Inc. 9.875%, due
        03/01/14 (144A)(a).......................      55,000       50,600
                                                              ------------
      MACHINERY - 0.2%
      Manitowoc, Inc. 7.125%, due 11/01/13.......      30,000       30,150
                                                              ------------
      MARINE - 0.2%
      Great Lakes Dredge & Dock Corp. 7.750%,
        due 12/15/13.............................      50,000       42,500
                                                              ------------
      MEDIA - 2.0%
      Dex Media West LLC 9.875%, due
        08/15/13.................................      70,000       77,175
      Insight Communications Co., Inc., 0.000%/
        12.250%, due 02/15/11+...................     100,000       90,500
      Mediacom LLC 9.500%, due 01/15/13..........     100,000       97,000
      Paxson Communications Corp. 10.750%,
        due 07/15/08.............................     100,000      102,000
                                                              ------------
                                                                   366,675
                                                              ------------
      METALS & MINING - 0.3%
      International Steel Group, Inc. 6.500%, due
        04/15/14 (144A)(a).......................      35,000       32,987
      Neenah Foundry Co. 13.000%, due 09/30/13
        (144A)(a)................................      30,000       29,550
                                                              ------------
                                                                    62,537
                                                              ------------
      OIL & GAS - 2.5%
      Dynegy Holdings, Inc. 9.875%, due 07/15/10
        (144A)(a)................................      50,000       54,000
      EXCO Resources, Inc. 7.250%, due
        01/15/11.................................      50,000       51,000
      NRG Energy, Inc. 8.000%, due 12/15/13
        (144A)(a)................................     100,000      101,500

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     OIL & GAS - CONTINUED
     Range Resources Corp.
       7.375%, due 07/15/13...................... $    35,000 $     35,000
      7.375%, due 07/15/13 (144A)(a).............      25,000       25,000
     Semco Energy, Inc. 7.125%, due 05/15/08.....      25,000       25,750
     Sonat, Inc. 7.625%, due 07/15/11............      10,000        8,975
     Teco Energy, Inc. 7.500%, due 06/15/10......     100,000      101,500
     Williams Companies, Inc. (The)
       8.625%, due 06/01/10......................      25,000       27,625
      7.875%, due 09/01/21.......................      25,000       24,187
                                                              ------------
                                                                   454,537
                                                              ------------
     PAPER & FOREST PRODUCTS - 0.3%
     Buckeye Technologies, Inc. 8.000%, due
       10/15/10..................................      55,000       50,738
                                                              ------------
     PERSONAL PRODUCTS - 0.5%
     Elizabeth Arden, Inc 7.750%, due
       01/15/14..................................      65,000       66,462
     Elizabeth Arden, Inc. 7.750%, due 01/15/14
       (144A)(a).................................      35,000       35,788
                                                              ------------
                                                                   102,250
                                                              ------------
     RETAIL - SPECIALTY - 0.7%
     Ferrellgas Partners LLP 6.750%, due 05/01/14
       (144A)(a).................................     100,000       97,000
     Saks, Inc. 7.375%, due 02/15/19.............      25,000       24,000
                                                              ------------
                                                                   121,000
                                                              ------------
     TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.8%
     Cincinnati Bell, Inc. 8.375%, due 01/15/14..      35,000       31,325
     Qwest Capital Funding, Inc. 7.900%, due
       08/15/10..................................     100,000       89,000
     Qwest Communications International, Inc.
       7.250%, due 02/15/11 (144A)(a)............      25,000       23,437
                                                              ------------
                                                                   143,762
                                                              ------------

     TELECOMMUNICATION SERVICES - WIRELESS - 1.1%
     Centennial Communications Corp. 10.125%,
       due 06/15/13..............................     100,000      103,750
     Nextel Partners, Inc. 8.125%, due
       07/01/11..................................     100,000      102,500
                                                              ------------
                                                                   206,250
                                                              ------------

     TEXTILES, APPAREL & LUXURY GOODS - 0.3%
     Invista, Inc. 9.250%, due 05/01/12
       (144A)(a).................................      35,000       35,350
     Tommy Hilfiger U.S.A, Inc. 6.850%, due
       06/01/08..................................      25,000       25,156
                                                              ------------
                                                                    60,506
                                                              ------------

     ----------------------------------------------------------------------
     SECURITY                                         PAR         VALUE
     DESCRIPTION                                     AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------

     TRANSPORTATION - 0.1%
     Horizon Lines LLC 9.000%, due 11/01/12
       (144A)(a).................................. $    15,000 $     15,000
                                                               ------------
     U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 0.4%
     Federal National Mortgage Association
       6.000%, due 05/01/33.......................      78,171       79,970
                                                               ------------
     Total Domestic Bonds & Debt Securities
     (Cost $3,433,612)                                            3,415,770
                                                               ------------
     CONVERTIBLE BONDS - 4.4%
     AEROSPACE & DEFENSE - 0.4%
     Alliant Techsystems, Inc. 2.750%, due
       02/15/24 (144A)(a).........................      75,000       78,000
                                                               ------------
     COMMERCIAL SERVICES & SUPPLIES - 0.3%
     Kroll, Inc. 1.750%, due 01/15/14
       (144A)(a)..................................      50,000       53,000
                                                               ------------
     COMPUTERS & PERIPHERALS - 0.1%
     Maxtor Corp. 6.800%, due 04/30/10............      10,000       10,600
                                                               ------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.1%
     Fisher Scientific International, Inc. 2.500%,
       due 10/01/23...............................     100,000      140,625
     FLIR Systems, Inc. 3.000%, due 06/01/23......     100,000      142,875
     LSI Logic Corp. 4.000%, due 05/15/10.........      50,000       50,250
     Mentor Graphics Corp. 6.875%, due
       06/15/07...................................      50,000       52,875
                                                               ------------
                                                                    386,625
                                                               ------------
     MACHINERY - 0.3%
     Agco Corp. 1.750%, due 12/31/33
       (144A)(a)..................................      50,000       55,313
                                                               ------------
     MEDIA - 0.3%
     Liberty Media Corp. 3.250%, due 03/15/31.....      50,000       45,000
     Sinclair Broadcast Group, Inc., 4.875%/
       2.000%, due 07/15/18+......................       5,000        4,650
                                                               ------------
                                                                     49,650
                                                               ------------

     METALS & MINING - 0.3%
     Placer Dome, Inc. 2.750%, due 10/15/23
       (144A)(a)..................................      50,000       56,750
                                                               ------------
     SOFTWARE - 0.4%
     EMC Corp. 4.500%, due 04/01/07...............      70,000       77,087
                                                               ------------
     TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.2%
     RF Micro Devices, Inc. 1.500%, due
       07/01/10...................................      35,000       41,475
                                                               ------------
     Total Convertible Bonds
     (Cost $757,850)                                                808,500
                                                               ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


           -----------------------------------------------------------
           SECURITY                                          VALUE
           DESCRIPTION                            SHARES    (NOTE 2)
           -----------------------------------------------------------

           COMMON STOCKS - 65.5%
           AUTO COMPONENTS - 4.2%
           Cummins, Inc..........................  2,700  $    168,750
           Dana Corp.............................  8,400       164,640
           Genuine Parts Co...................... 11,100       440,448
                                                          ------------
                                                               773,838
                                                          ------------
           BIOTECHNOLOGY - 0.4%
           Amgen, Inc.*..........................  1,200        65,484
                                                          ------------
           CHEMICALS - 8.0%
           Crompton Corp......................... 29,100       183,330
           Dow Chemical Co.......................  8,500       345,950
           Eastman Chemical Co...................  8,900       411,447
           IMC Global, Inc....................... 18,100       242,540
           Monsanto Co...........................  7,300       281,050
                                                          ------------
                                                             1,464,317
                                                          ------------
           COMMERCIAL SERVICES & SUPPLIES - 4.0%
           R.R. Donnelley & Son Co............... 13,500       445,770
           The ServiceMaster Co.................. 23,200       285,824
                                                          ------------
                                                               731,594
                                                          ------------
           ELECTRICAL EQUIPMENT - 3.5%
           Hubbell, Inc. - Class B...............  6,600       308,286
           Snap-On, Inc..........................  9,800       328,790
                                                          ------------
                                                               637,076
                                                          ------------
           ENERGY EQUIPMENT & SERVICES - 1.4%
           Halliburton Co........................  8,500       257,210
                                                          ------------
           FOOD & DRUG RETAILING - 3.8%
           Archer-Daniels-Midland Co.............  2,400        40,272
           H.J. Heinz Co......................... 10,300       403,760
           Kellogg Co............................  6,200       259,470
                                                          ------------
                                                               703,502
                                                          ------------
           FOOD RETAILERS - 1.1%
           Albertson's, Inc.*....................  7,600       201,704
                                                          ------------

           HOUSEHOLD APPLIANCES & HOME FURNISHINGS - 1.3%
           Newell Rubbermaid, Inc................ 10,500       246,750
                                                          ------------
           HOUSEHOLD DURABLES - 2.4%
           Tupperware Corp....................... 23,100       448,833
                                                          ------------
           INSURANCE - 6.4%
           Arthur J. Gallagher & Co..............  4,500       137,025
           Chubb Corp............................  1,000        27,940
           Lincoln National Corp.................  3,800       179,550
           Max Re Capital, Ltd...................  3,600        70,128
           PartnerRe, Ltd........................  2,300       130,479
           SAFECO Corp...........................  6,600       290,400
           St. Paul Companies, Inc...............  3,157       127,985
           XL Capital, Ltd. - Class A............  2,900       218,834
                                                          ------------
                                                             1,182,341
                                                          ------------

        ---------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                 SHARES   (NOTE 2)
        ---------------------------------------------------------------

        MACHINERY - 0.5%
        CNH Global N.V.............................  4,200 $     86,688
                                                           ------------
        MEDIA - 0.3%
        Metro-Goldwyn-Mayer, Inc.*.................  4,100       49,610
                                                           ------------
        METALS & MINING - 2.5%
        Ball Corp..................................  1,900      136,895
        Timken Co.................................. 12,400      328,476
                                                           ------------
                                                                465,371
                                                           ------------
        OIL & GAS - 12.2%
        Ameren Corp................................  9,300      399,528
        ChevronTexaco Corp.........................  4,200      395,262
        EOG Resources, Inc.........................    900       53,739
        FPL Group, Inc.............................  1,500       82,215
        Kerr-McGee Corp............................  3,300      177,441
        NiSource, Inc.............................. 17,600      362,912
        Northeast Utilities........................ 16,100      313,467
        Puget Energy, Inc.......................... 20,600      451,346
                                                           ------------
                                                              2,235,910
                                                           ------------
        PAPER & FOREST PRODUCTS - 3.8%
        Georgia-Pacific Corp.......................  9,300      343,914
        MeadWestvaco Corp.......................... 12,300      361,497
                                                           ------------
                                                                705,411
                                                           ------------
        PHARMACEUTICALS - 2.0%
        Bristol-Myers Squibb Co.................... 13,400      328,300
        Mylan Laboratories, Inc....................  1,850       37,462
                                                           ------------
                                                                365,762
                                                           ------------

        REAL ESTATE - 3.3%
        Health Care Property Investors, Inc. (REIT) 14,900      358,196
        Healthcare Realty Trust, Inc. (REIT).......  6,400      239,872
                                                           ------------
                                                                598,068
                                                           ------------

        RETAIL - MULTILINE - 2.0%
        J.C. Penney Co., Inc.......................  5,600      211,456
        May Department Stores Co...................  5,900      162,191
                                                           ------------
                                                                373,647
                                                           ------------
        RETAIL - SPECIALTY - 0.5%
        Foot Locker, Inc...........................  3,700       90,058
                                                           ------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.9%
        SBC Communications, Inc.................... 14,700      356,475
                                                           ------------
        Total Common Stocks
        (Cost $10,704,133)                                   12,039,649
                                                           ------------
        PREFERRED STOCK - 2.4%
        ELECTRICAL EQUIPMENT - 0.9%
        CMS Energy Corp. 4.500% (144A)(a)..........  3,000      169,500
                                                           ------------
        FINANCIAL SERVICES - 0.1%
        Doral Financial Corp. 4.75%................     35        9,242
                                                           ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                    SHARES/PAR    VALUE
      DESCRIPTION                                   AMOUNT     (NOTE 2)
      --------------------------------------------------------------------

      FOOD RETAILERS - 0.5%
      Albertson's, Inc...........................      3,500 $     96,915
                                                             ------------
      INSURANCE - 0.7%
      XL Capital, Ltd. 6.50%.....................      5,000      126,950
                                                             ------------
      MEDIA - 0.2%
      Interpublic Group of Companies, Inc.
        5.370%...................................        650       33,170
                                                             ------------
      Total Preferred Stock
      (Cost $408,331)                                             435,777
                                                             ------------

      SHORT-TERM INVESTMENTS - 9.6%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 06/30/04 at 0.10% to be
        repurchased at $1,766,005 on 07/01/04
        collateralized by $1,795,000 FNMA
        2.000% due 03/15/05 with a value of
        $1,804,937 (Cost $1,766,000)............. $1,766,000    1,766,000
                                                             ------------

      TOTAL INVESTMENTS - 100.5%
      (Cost $17,069,926)                                       18,465,696

      Other Assets and Liabilities (net) - (0.5%)                 (92,260)
                                                             ------------

      TOTAL NET ASSETS - 100.0%                              $ 18,373,436
                                                             ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

+ Zero coupon bond- Interest rate represents current yield to maturity.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

REIT - Real Estate Investment Trust

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      DOMESTIC BONDS & DEBT SECURITIES - 76.7%
      AEROSPACE & DEFENSE - 1.9%
      Alliant Techsystems, Inc. 8.500%, due
        05/15/11............................ $     750,000 $       813,750
      Armor Holdings, Inc. 8.250%, due
        08/15/13............................     2,000,000       2,150,000
      DRS Technologies, Inc. 6.875%, due
        11/01/13(b).........................     4,000,000       3,920,000
      Esterline Technologies Corp. 7.750%,
        due 06/15/13........................     3,000,000       3,105,000
      L 3 Communications Corp. 6.125%, due
        01/15/14............................     3,000,000       2,880,000
      L-3 Communications Corp. 7.625%, due
        06/15/12............................     2,000,000       2,120,000
      Raytheon Co. 4.850%, due
        01/15/11(b).........................     6,000,000       5,963,256
      Titan Corp. 8.000%, due 05/15/11
        (144A)(a)...........................     1,000,000       1,015,000
                                                           ---------------
                                                                21,967,006
                                                           ---------------
      AIRLINES - 0.4%
      American Airlines, - Class B 8.608%,
        due 04/01/11(b).....................     2,000,000       1,820,107
      Continental Airlines, Inc. 7.461%, due
        04/01/13............................     1,011,572         801,746
      Delta Air Lines 7.711%, due
        09/18/11(b).........................     2,500,000       1,615,978
                                                           ---------------
                                                                 4,237,831
                                                           ---------------
      AUTO COMPONENTS - 2.1%
      ArvinMeritor, Inc. 8.750%, due
        03/01/12(b).........................     2,500,000       2,725,000
      Collins & Aikman Products Co.
        10.750%, due 12/31/11...............     2,000,000       2,020,000
      Cummins, Inc. 9.500%, due
        12/01/10............................     2,500,000       2,843,750
      Dana Corp.
        10.125%, due 03/15/10...............     2,000,000       2,275,000
       7.000%, due 03/01/29.................       725,000         699,625
      Delco Remy International, Inc.
        11.000%, due 05/01/09...............     3,000,000       3,180,000
      Eaglepicher, Inc. 9.750%, due
        09/01/13............................     1,200,000       1,296,000
      Goodyear Tire & Rubber Co. 7.857%,
        due 08/15/11(b).....................     3,500,000       3,211,250
      Tenneco Automotive, Inc., - Series B
       11.625%, due 10/15/09(b).............     2,000,000       2,160,000
       10.250%, due 07/15/13(b).............       900,000       1,021,500
      TRW Automotive, Inc. 9.375%, due
        02/15/13............................     1,785,000       2,021,513
                                                           ---------------
                                                                23,453,638
                                                           ---------------

    ------------------------------------------------------------------------
    SECURITY                                       PAR           VALUE
    DESCRIPTION                                   AMOUNT        (NOTE 2)
    ------------------------------------------------------------------------

    AUTOMOTIVE LOANS - 0.3%
    Ford Motor Credit Co. 7.250%, due
      10/25/11(b)............................. $   3,000,000 $     3,137,304
                                                             ---------------
    AUTOMOBILES - 0.3%
    General Motors Corp. 7.125%, due
      07/15/13(b).............................     3,000,000       3,086,250
                                                             ---------------
    BANKS - 0.9%
    Bank of America Corp. 3.250%, due
      08/15/08(b).............................     7,500,000       7,248,187
    Regions Financial Corp. 7.000%, due
      03/01/11................................     1,500,000       1,683,653
    Wachovia Corp. 6.605%, due
      10/01/25................................     1,000,000       1,059,771
                                                             ---------------
                                                                   9,991,611
                                                             ---------------
    BUILDING PRODUCTS - 0.1%
    American Standard, Inc. 8.250%, due
      06/01/09................................     1,500,000       1,687,500
                                                             ---------------
    BUILDING MATERIALS - 0.2%
    Jacuzzi Brands, Inc. 9.625%, due
      07/01/10................................     2,500,000       2,687,500
                                                             ---------------
    CAPITAL GOODS - DIVERSIFIED - 1.9%
    Blount, Inc. 13.000%, due 08/01/09........     2,800,000       3,013,500
    J.B. Poindexter & Co.
      8.750%, due 03/15/14 (144A)(a)..........     1,500,000       1,530,000
    Sensus Metering Systems, Inc.
      8.625%, due 12/15/13 (144A)(a)..........     4,000,000       3,860,000
    TriMas Corp. 9.875%, due 06/15/12.........     1,025,000       1,091,625
    Trinity Industries, Inc. 6.500%, due
      03/15/14 (144A)(a)......................     2,500,000       2,300,000
    Tyco International Group S.A.
      6.000%, due 11/15/13....................     4,000,000       4,119,388
    Tyco International Group S.A., - Series A,
      Convertible 2.750%, due 01/15/18........     4,000,000       6,030,000
                                                             ---------------
                                                                  21,944,513
                                                             ---------------
    CHEMICALS - 2.9%
    Airgas, Inc.
      9.125%, due 10/01/11....................     1,000,000       1,132,500
     6.250%, due 07/15/14 (144A)(a)...........     2,000,000       1,925,000
    Ferro Corp. 9.125%, due 01/01/09..........     1,000,000       1,149,435
    Hercules, Inc. 6.750%, due 10/15/29
      (144A)(a)...............................     3,500,000       3,377,500
    Huntsman International Holdings LLC
      0.002%, due 12/31/09+...................       500,000         247,500
    IMC Global, Inc., - Series B
      11.250%, due 06/01/11...................     4,000,000       4,630,000
    Kraton Polymers LLC
      8.125%, due 01/15/14 (144A)(a)..........     3,000,000       3,045,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ----------------------------------------------------------------------
     SECURITY                                     PAR           VALUE
     DESCRIPTION                                 AMOUNT        (NOTE 2)
     ----------------------------------------------------------------------

     CHEMICALS - CONTINUED
     Lyondell Chemical Co., - Series A
       9.625%, due 05/01/07(b)............... $   3,000,000 $     3,150,000
     Nalco Co. 8.875%, due 11/15/13
       (144A)(a).............................     4,000,000       4,210,000
     Nova Chemicals Corp. 6.500%, due
       01/15/12..............................     2,800,000       2,772,000
     Rhodia S.A. 8.875%, due 06/01/11
       (144A)(a)(b)..........................     3,000,000       2,550,000
     Terra Capital, Inc. 11.500%, due
       06/01/10..............................     3,000,000       3,300,000
     United Industries Corp., - Series D
       9.875%, due 04/01/09..................     1,150,000       1,201,750
                                                            ---------------
                                                                 32,690,685
                                                            ---------------
     COMMERCIAL SERVICES & SUPPLIES - 1.2%
     Iron Mountain, Inc.
       8.625%, due 04/01/13..................     3,000,000       3,195,000
      7.750%, due 01/15/15...................     8,400,000       8,379,000
     JohnsonDiversey Holdings, Inc., -
       Series B 9.625%, due 05/15/12(b)......     2,000,000       2,190,000
                                                            ---------------
                                                                 13,764,000
                                                            ---------------
     COMPUTERS & PERIPHERALS - 0.3%
     ASML Holding N.V., Convertible
       5.750%, due 10/15/06..................     2,000,000       2,345,000
     Seagate Technology HDD Holdings
       8.000%, due 05/15/09(b)...............     1,500,000       1,575,000
                                                            ---------------
                                                                  3,920,000
                                                            ---------------
     CONSTRUCTION & ENGINEERING - 0.1%
     Shaw Group, Inc. (The) 10.750%, due
       03/15/10(b)...........................     1,500,000       1,477,500
                                                            ---------------
     CONSUMER PRODUCTS - 0.6%
     Rayovac Corp. 8.500%, due
       10/01/13..............................     6,000,000       6,330,000
                                                            ---------------
     CONTAINERS & PACKAGING - 3.5%
     AEP Industries, Inc. 9.875%, due
       11/15/07(b)...........................     2,500,000       2,575,000
     Anchor Glass Container Corp., - Series B
       11.000%, due 02/15/13.................     3,000,000       3,446,250
     Bway Corp. 10.000%, due 10/15/10........     4,000,000       4,220,000
     Constar International, Inc. 11.000%,
       due 12/01/12(b).......................     2,000,000       1,880,000
     Crown Cork & Seal, Inc. 7.375%, due
       12/15/26(b)...........................     7,500,000       6,262,500
     Graham Packaging Holdings Co.
       1.000%, due 01/15/09(b)...............     1,750,000       1,809,063
     Owens Brockway Glass Container, Inc.
      8.875%, due 02/15/09...................     4,000,000       4,340,000
      7.750%, due 05/15/11...................     5,500,000       5,747,500

    -----------------------------------------------------------------------
    SECURITY                                      PAR           VALUE
    DESCRIPTION                                  AMOUNT        (NOTE 2)
    -----------------------------------------------------------------------

    CONTAINERS & PACKAGING - CONTINUED
    Portola Packaging, Inc. 8.250%, due
      02/01/12 (144A)(a)(b).................. $   3,000,000 $     2,415,000
    Solo Cup Co. 8.500%, due 02/15/14
      (144A)(a)(b)...........................     4,000,000       3,740,000
    Tekni-Plex, Inc. 8.750%, due 11/15/13
      (144A)(a)..............................     3,500,000       3,360,000
                                                            ---------------
                                                                 39,795,313
                                                            ---------------
    DRUG RETAIL - 0.1%
    Cole National Group, Inc. 8.875%, due
      05/15/12...............................     1,500,000       1,608,750
                                                            ---------------
    ELECTRIC SERVICES - 3.8%
    AES Corp. (The)
      8.875%, due 02/15/11(b)................     1,000,000       1,042,500
     8.750%, due 05/15/13 (144A)(a)..........     3,500,000       3,766,875
     7.750%, due 03/01/14....................     1,800,000       1,739,250
    Calpine Corp.
      7.875%, due 04/01/08(b)................     2,300,000       1,506,500
     11.500%, due 04/01/11
       (144A)(a)(b)..........................     3,000,000       2,655,000
    Duke Energy Co. 5.375%, due
      01/01/09...............................     6,500,000       6,674,505
    Midwest Generation LLC 8.750%, due
      05/01/34 (144A)(a).....................     4,000,000       4,060,000
    Mission Energy Holding Co. 13.500%,
      due 07/15/08...........................     2,000,000       2,247,500
    NRG Energy, Inc. 8.000%, due 12/15/13
      (144A)(a)..............................     7,500,000       7,612,500
    Pacific Gas and Electric Co. 4.800%, due
      03/01/14...............................     4,000,000       3,797,344
    PP&L, Inc. 6.550%, due 03/01/06..........     1,250,000       1,318,833
    PSE&G Energy Holdings, Inc. 8.500%,
      due 06/15/11...........................     1,500,000       1,612,500
    Virginia Electric & Power Co. 4.500%,
      due 12/15/10(b)........................     5,000,000       4,892,405
    Virginia Electric & Power Co., - Series A
      7.000%, due 01/01/24...................       700,000         715,096
                                                            ---------------
                                                                 43,640,808
                                                            ---------------
    ELECTRIC UTILITIES - 0.9%
    Dynegy Holdings, Inc.
     9.875%, due 07/15/10 (144A)(a)..........     4,500,000       4,860,000
    Teco Energy, Inc.
     7.500%, due 06/15/10(b).................     5,500,000       5,582,500
                                                            ---------------
                                                                 10,442,500
                                                            ---------------

    ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.5%
    Amkor Technology, Inc. 7.125%, due
      03/15/11 (144A)(a)(b)..................     3,000,000       2,827,500
    Communications & Power Industries,
      Inc. 8.000%, due 02/01/12..............     6,500,000       6,532,500

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                  PAR           VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      ELECTRONIC EQUIPMENT & INSTRUMENTS - CONTINUED
      Corning, Inc. 5.900%,
        due 03/15/14(b).................... $   3,000,000 $     2,820,000
      Sanmina Scientific Corp. 10.375%,
        due 01/15/10.......................     1,500,000       1,725,000
      Stmicroelectronics N.V., Convertible
        (0.279)%, due 07/05/13(a)+.........     3,000,000       2,933,037
                                                          ---------------
                                                               16,838,037
                                                          ---------------
      ENERGY EQUIPMENT & SERVICES - 0.6%
      PPL Corp. 6.400%, due 11/01/11.......     2,000,000       2,122,888
      Reliant Resources, Inc.
        9.500%, due 07/15/13...............     4,500,000       4,871,250
                                                          ---------------
                                                                6,994,138
                                                          ---------------
      ENVIRONMENTAL SERVICES - 1.0%
      Allied Waste North America, Inc.
        6.500%, due 11/15/10 (144A)(a).....     2,000,000       1,990,000
       5.750%, due 02/15/11 (144A)(a)......     4,000,000       3,810,000
       7.875%, due 04/15/13................     5,000,000       5,250,000
                                                          ---------------
                                                               11,050,000
                                                          ---------------
      FINANCIAL SERVICES - 0.2%
      JSG Funding 9.625%, due 10/01/12.....     1,850,000       2,035,000
                                                          ---------------
      FOOD PRODUCTS - 3.2%
      American Seafoods Group LLC
        10.125%, due 04/15/10..............     1,000,000       1,200,000
      ConAgra Foods, Inc. 6.000%, due
        09/15/06...........................     1,000,000       1,052,736
      Corn Products International, Inc.
        8.450%, due 08/15/09...............     1,250,000       1,390,625
      Dean Foods Co. 6.625%, due
        05/15/09...........................     3,000,000       3,105,000
      Del Monte Corp.
        9.250%, due 05/15/11(b)............     1,500,000       1,646,250
       8.625%, due 12/15/12................       750,000         811,875
      Dole Food Co., Inc.
        8.875%, due 03/15/11...............     2,000,000       2,125,000
       1.000%, due 07/15/13................     2,000,000       2,100,000
      Land O Lakes, Inc.
        9.000%, due 12/15/10 (144A)(a).....     1,900,000       1,987,875
       8.750%, due 11/15/11(b).............     1,000,000         925,000
      Le-Natures, Inc. 9.000%, due 06/15/13
        (144A)(a)..........................     3,500,000       3,640,000
      Michael Foods, Inc. 8.000%, due
        11/15/13...........................     4,000,000       4,150,000
      Nestle Holdings, Inc.
        3.000%, due 05/09/05...............     5,000,000       5,897,000
      Pinnacle Foods Holdings Corp.
        8.250%, due 12/01/13 (144A)(a).....     6,750,000       6,547,500
                                                          ---------------
                                                               36,578,861
                                                          ---------------

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      FOOD RETAILERS - 2.0%
      Ahold USA, Inc. 8.250%, due
        07/15/10............................ $   2,000,000 $     2,120,000
      Alimentation Couch-Tard, Inc. 7.500%,
        due 12/15/13........................     2,725,000       2,738,625
      B & G Foods, Inc. 9.625%, due
        08/01/07............................     5,000,000       5,112,500
      Dominos, Inc. 8.250%, due 07/01/11....     3,000,000       3,195,000
      Ingles Markets, Inc. 8.875%, due
        12/01/11(b).........................     3,000,000       3,097,500
      Roundys, Inc., - Series B 8.875%, due
        06/15/12............................     1,500,000       1,597,500
      Stater Brothers Holdings, Inc. 8.125%,
        due 06/15/12 (144A)(a)..............     5,000,000       5,043,750
                                                           ---------------
                                                                22,904,875
                                                           ---------------
      HEALTH CARE EQUIPMENT & SUPPLIES - 0.9%
      Fisher Scientific International, Inc.
        8.000%, due 09/01/13(b).............     2,000,000       2,150,000
      Fresenius Med Cap Trust II
        7.875%, due 02/01/08................     1,050,000       1,107,750
      Hanger Orthopedic Group, Inc.
        10.375%, due 02/15/09(b)............     1,000,000       1,027,500
      Medex, Inc. 8.875%, due 05/15/13......     5,500,000       5,830,000
                                                           ---------------
                                                                10,115,250
                                                           ---------------
      HEALTH CARE PROVIDERS & SERVICES - 3.0%
      Ameripath, Inc. 10.500%, due
        04/01/13(b).........................     4,000,000       4,060,000
      Ardent Health Services, Inc. 10.000%,
        due 08/15/13........................     2,000,000       2,150,000
      Beverly Enterprises, Inc. 7.875%, due
        06/15/14 (144A)(a)..................     1,000,000         988,750
      Coventry Health Care, Inc. 8.125%, due
        02/15/12............................     1,500,000       1,650,000
      HCA, Inc. 7.690%, due 06/15/25........     1,500,000       1,491,405
      HealthSouth Corp.
        10.750%, due 10/01/08(b)............       500,000         517,500
       8.375%, due 10/01/11(b)..............     1,500,000       1,458,750
      National Nephrology Associations, Inc.
        9.000%, due 11/01/11 (144A)(a)......     1,500,000       1,725,000
      OMEGA Healthcare Investors, Inc.(REIT)
        7.000%, due 04/01/14 (144A)(a)......     1,000,000         950,000
      PacifiCare Health Systems, Inc.
        10.750%, due 06/01/09...............     1,950,000       2,232,750
      Perkinelmer, Inc. 8.875%, due
        01/15/13............................     3,500,000       3,841,250
      Rotech Healthcare, Inc. 9.500%, due
        04/01/12............................     2,000,000       2,145,000
      Senior Housing Properties Trust (REIT)
        7.875%, due 04/15/15................     1,000,000       1,027,469

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     HEALTH CARE PROVIDERS & SERVICES - CONTINUED
     Tenet Healthcare Corp. 7.375%, due
       02/01/13(b).......................... $   6,000,000 $     5,460,000
     Triad Hospitals, Inc. 7.000%, due
       11/15/13(b)..........................     2,500,000       2,387,500
     UnitedHealth Group, Inc. 4.875%, due
       04/01/13.............................     1,500,000       1,466,517
     Ventas Realty LP (REIT) 8.750%, due
       05/01/09.............................     1,000,000       1,085,000
                                                           ---------------
                                                                34,636,891
                                                           ---------------
     HOMEBUILDERS - 0.7%
     Beazer Homes USA, Inc.
       8.375%, due 04/15/12(b)..............     1,000,000       1,060,000
      6.500%, due 11/15/13..................     4,500,000       4,275,000
     Schuler Homes, Inc. 9.375%, due
       07/15/09.............................     1,500,000       1,653,750
     William Lyon Homes, Inc. 10.750%, due
       04/01/13.............................     1,150,000       1,276,500
                                                           ---------------
                                                                 8,265,250
                                                           ---------------
     HOTELS, RESTAURANTS & LEISURE - 6.5%
     Aztar Corp.
       9.000%, due 08/15/11(b)..............     1,000,000       1,112,500
      7.875%, due 06/15/14 (144A)(a)........     1,000,000       1,015,000
     Boyd Gaming Corp. 8.750%, due
       04/15/12.............................     4,000,000       4,280,000
     Friendly Ice Cream Corp. 8.375%, due
       06/15/12 (144A)(a)...................     3,500,000       3,412,500
     Gaylord Entertainment Co. 8.000%, due
       11/15/13.............................     7,500,000       7,640,625
     Hard Rock Hotel, Inc. 8.875%, due
       06/01/13.............................     6,000,000       6,090,000
     Harrah's Operation Co., Inc. 7.500%,
       due 01/15/09.........................     1,700,000       1,864,064
     Hilton Hotels Corp. 8.250%, due
       02/15/11(b)..........................     1,500,000       1,676,250
     Host Marriott Corp. (REIT), - Series B
       7.875%, due 08/01/08(b)..............     2,821,000       2,905,630
     Host Marriott LP (REIT), - Series G
       9.250%, due 10/01/07.................     2,250,000       2,491,875
     Isle of Capri Casinos, Inc.
       9.000%, due 03/15/12.................     3,000,000       3,247,500
      7.000%, due 03/01/14 (144A)(a)........     3,500,000       3,263,750
     John Q Hammons Hotels, Inc., - Series B
       8.875%, due 05/15/12.................     1,500,000       1,635,000
     Mandalay Resort Group 9.375%, due
       02/15/10(b)..........................     2,000,000       2,190,000
     Mohegan Tribal Gaming Authority
       6.375%, due 07/15/09.................     3,000,000       3,022,500
     O' Charleys, Inc. 9.000%, due
       11/01/13.............................     2,000,000       2,080,000

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      HOTELS, RESTAURANTS & LEISURE - CONTINUED
      Park Place Entertainment Corp.
        7.875%, due 12/15/05................ $   3,250,000 $     3,424,687
       9.375%, due 02/15/07.................     1,750,000       1,905,313
      Penn National Gaming, Inc. 6.875%,
        due 12/01/11 (144A)(a)..............     3,000,000       2,958,750
      Premier Entertainment Biloxi LLC
        10.750%, due 02/01/12 (144A)(a).....     1,225,000       1,292,375
      River Rock Entertainment Authority
        9.750%, due 11/01/11................     4,500,000       4,927,500
      Seneca Gaming Corp. 7.250%, due
        05/01/12 (144A)(a)..................       750,000         752,812
      Six Flags, Inc. 9.500%, due
        02/01/09(b).........................     2,000,000       2,065,000
      Station Casinos Inc. 6.500%, due
        02/01/14............................     5,500,000       5,321,250
      Turning Stone Casino Resort Enterprise
        9.125%, due 12/15/10 (144A)(a)......     1,500,000       1,575,000
      Venetian Casino Resort 11.000%, due
        06/15/10............................     2,000,000       2,320,000
                                                           ---------------
                                                                74,469,881
                                                           ---------------
      HOUSEHOLD DURABLES - 0.4%
      D. R. Horton, Inc. 6.875%, due
        05/01/13(b).........................     1,000,000       1,025,000
      Fedders North America, Inc.
        9.875%, due 03/01/14 (144A)(a)......     4,000,000       3,680,000
                                                           ---------------
                                                                 4,705,000
                                                           ---------------
      LEISURE EQUIPMENT & PRODUCTS - 0.4%
      K2, Inc. 7.375%, due 07/01/14
        (144A)(a)...........................       350,000         357,875
      Warner Music Group 7.375%, due
        04/15/14 (144A)(a)..................     3,950,000       3,831,500
                                                           ---------------
                                                                 4,189,375
                                                           ---------------

      MACHINERY - 0.7%
      AGCO Corp. 9.500%, due 05/01/08.......     1,250,000       1,368,750
      Case New Holland, Inc. 9.250%, due
        08/01/11 (144A)(a)..................     1,200,000       1,266,000
      Dresser, Inc. 9.375%, due 04/15/11....     1,000,000       1,075,000
      JLG Industries, Inc. 8.250%, due
        05/01/08(b).........................     2,150,000       2,268,250
      Manitowoc Co., Inc. 7.125%, due
        11/01/13............................     2,500,000       2,512,500
                                                           ---------------
                                                                 8,490,500
                                                           ---------------
      MEDIA - 7.9%
      Allbritton Communications Co.
        7.750%, due 12/15/12................     7,500,000       7,425,000
      AMC Entertainment, Inc. 8.000%, due
        03/01/14 (144A)(a)..................     8,000,000       7,680,000
      AMFM, Inc. 8.000%, due 11/01/08.......       450,000         511,355

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     MEDIA - CONTINUED
     Block Communications, Inc. 9.250%,
       due 04/15/09......................... $   2,000,000 $     2,110,000
     Carmike Cinemas, Inc. 7.500%, due
       02/15/14 (144A)(a)(b)................     1,500,000       1,440,000
     Century Communications Corp. 8.375%,
       due 11/15/17(c)(b)...................       700,000         763,875
     Century Communications Corp., -
       Class A 9.500%, due
       03/01/05(c)(b).......................     1,850,000       2,044,250
     Charter Communications Holdings
       10.000%, due 04/01/09(b).............     5,000,000       4,200,000
      10.250%, due 09/15/10 (144A)(a).......     4,000,000       4,050,000
     Cinemark USA, Inc. 9.000%, due
       02/01/13.............................     1,750,000       1,918,438
     Clear Channel Communications, Inc.
       4.625%, due 01/15/08.................     2,500,000       2,528,405
     Comcast Corp. 5.850%, due
       01/15/10.............................     1,500,000       1,567,044
     CSC Holdings, Inc. 6.750%, due
       04/15/12 (144A)(a)...................     1,150,000       1,109,750
      7.625%, due 07/15/18(b)...............       900,000         843,750
     CSC Holdings, Inc., - Series B
       8.125%, due 08/15/09.................     4,000,000       4,180,000
     DirecTV Holdings LLC 8.375%, due
       03/15/13.............................     2,500,000       2,778,125
     EchoStar DBS Corp.
       10.375%, due 10/01/07................       600,000         644,250
      9.125%, due 01/15/09..................     1,625,000       1,789,531
      6.375%, due 10/01/11..................     3,000,000       2,970,000
     Emmis Operating Co. 6.875%, due
       05/15/12 (144A)(a)...................     4,000,000       3,940,000
     FrontierVision Operating Partners LP, -
       Series B 1.000%, due 09/15/07(c).....     1,000,000       1,245,000
     Globo Comunicacoes Participacao
       10.625%, due 12/05/08
       (144A)(a)(c).........................       750,000         438,750
     Insight Communications Co., Inc.
       0.000% / 12.250%, due
       02/15/11++(b)........................     9,000,000       8,145,000
     Lin Television Corp. 6.500%, due
       05/15/13(b)..........................     2,000,000       1,940,000
     Mediacom LLC
       8.500%, due 04/15/08(b)..............     6,350,000       6,413,500
      9.500%, due 01/15/13(b)...............     5,000,000       4,850,000
     Paxson Communications Corp.
       10.750%, due 07/15/08................     8,000,000       8,160,000
     Renaissance Media Group LLC 10.000%,
       due 04/15/08++.......................       750,000         776,250
     Sinclair Broadcast Group, Inc. 8.750%,
       due 12/15/11.........................     2,000,000       2,150,000

     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     MEDIA - CONTINUED
     TV Azteca S.A. de C.V., - Series B,
       (Yankee) 10.500%, due
       02/15/07(b).......................... $   1,500,000 $     1,537,500
                                                           ---------------
                                                                90,149,773
                                                           ---------------
     METALS & MINING - 1.3%
     Century Aluminum Co. 11.750%, due
       04/15/08.............................     1,500,000       1,680,000
     Peabody Energy Corp.
       6.875%, due 03/15/13.................     1,000,000       1,017,500
      5.875%, due 04/15/16..................     2,500,000       2,287,500
     Placer Dome, Inc., Convertible
       2.750%, due 10/15/23 (144A)(a).......     7,000,000       7,945,000
     Timken Co. 5.750%, due 02/15/10........     1,500,000       1,504,926
     Valmont Industries, Inc.
       6.875%, due 05/01/14 (144A)(a).......       900,000         888,750
                                                           ---------------
                                                                15,323,676
                                                           ---------------

     OIL & GAS - 3.8%
     Ferrellgas Partners LLP
       8.750%, due 06/15/12.................     2,000,000       2,145,000
      6.750%, due 05/01/14 (144A)(a)........     2,000,000       1,940,000
     Hanover Compressor Co. 8.625%, due
       12/15/10.............................     3,000,000       3,120,000
     J Ray McDermott S.A. 11.000%, due
       12/15/13 (144A)(a)...................     1,250,000       1,212,500
     Key Energy Services, Inc.
       8.375%, due 03/01/08.................     1,000,000       1,040,000
      6.375%, due 05/01/13..................     1,750,000       1,662,500
     Northwest Pipeline Corp.
       8.125%, due 03/01/10.................     1,500,000       1,623,750
     Nuevo Energy Co., - Series B
       9.375%, due 10/01/10(b)..............        21,000          23,670
     Pioneer Natural Resources Co., -
       Series A 7.200%, due 01/15/28........     1,510,000       1,612,728
     Pride International, Inc. 7.375%, due
       07/15/14 (144A)(a)...................       550,000         558,250
     Schlumberger, Ltd. (Convertible)
       1.500%, due 06/01/23.................     6,000,000       6,382,500
     SEMCO Energy, Inc. 7.125%, due
       05/15/08.............................     8,000,000       8,240,000
     Sonat, Inc. 7.625%, due 07/15/11.......     1,500,000       1,346,250
     Suburban Propane Partners LP
       6.875%, due 12/15/13.................     4,875,000       4,765,313
     Swiss Life Financial, Ltd., Convertible
       2.000%, due 05/20/05.................     1,225,000       1,376,594
     Williams Cos, Inc.
       8.625%, due 06/01/10.................     1,250,000       1,381,250
      7.875%, due 09/01/21..................     5,000,000       4,837,500
                                                           ---------------
                                                                43,267,805
                                                           ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      OIL & GAS EXPLORATION & PRODUCTION - 2.5%
      Chesapeake Energy Corp.
        8.375%, due 11/01/08................ $   1,000,000 $     1,085,000
       7.500%, due 09/15/13(b)..............     3,150,000       3,291,750
      El Paso Production Holding Co. 7.750%,
        due 06/01/13........................     6,250,000       5,765,625
      EXCO Resources, Inc. 7.250%, due
        01/15/11............................     6,000,000       6,120,000
      Forest Oil Corp. 8.000%, due
        06/15/08(b).........................     1,500,000       1,605,000
      Houston Exploration Co. 7.000%,
        due 06/15/13........................     3,000,000       3,030,000
      KCS Energy, Inc. 7.125%, due
        04/01/12 (144A)(a)..................     1,700,000       1,700,000
      Magnum Hunter Resources, Inc.
        9.600%, due 03/15/12................     2,000,000       2,210,000
      Range Resources Corp.
        7.375%, due 07/15/13................     2,000,000       2,000,000
       7.375%, due 07/15/13 (144A)(a).......       575,000         575,000
      Stone Energy Corp. 8.250%, due
        12/15/11............................       750,000         785,625
                                                           ---------------
                                                                28,168,000
                                                           ---------------

      PAPER & FOREST PRODUCTS - 3.3%
      Abitibi-Consolidated, Inc. (Yankee)
        8.550%, due 08/01/10................     3,000,000       3,178,296
      Boise Cascade Corp. 6.500%, due
        11/01/10(b).........................     4,000,000       4,090,000
      Bowater, Inc. 6.500%, due
        06/15/13(b).........................     2,300,000       2,175,271
      Buckeye Technologies, Inc. 8.000%,
        due 10/15/10........................     5,400,000       4,981,500
      Georgia-Pacific Corp.
        8.250%, due 03/01/23(b).............     4,000,000       4,130,000
       8.125%, due 06/15/23(b)..............     1,950,000       2,013,375
      Jefferson Smurfit Corp. 7.500%, due
        06/01/13............................     2,500,000       2,487,500
      Longview Fibre Co. 10.000%, due
        01/15/09............................     1,500,000       1,627,500
      Norske Skog Canada, Ltd. 7.375%, due
        03/01/14 (144A)(a)..................     4,900,000       4,765,250
      Smurfit-Stone Container Corp. 8.250%,
        due 10/01/12........................     1,750,000       1,828,750
      Stone Container Corp.
        9.250%, due 02/01/08(b).............     1,000,000       1,097,500
       8.375%, due 07/01/12(b)..............       600,000         630,000
      Tembec Industries, Inc. 7.750%, due
        03/15/12............................     2,000,000       1,940,000
      Tembec Industries, Inc., (Yankee)
        8.625%, due 06/30/09(b).............     1,000,000       1,017,500

      -------------------------------------------------------------------
      SECURITY                                  PAR           VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      PAPER & FOREST PRODUCTS - CONTINUED
      Temple-Inland, Inc. 7.875%, due
        05/01/12........................... $   1,250,000 $     1,416,556
                                                          ---------------
                                                               37,378,998
                                                          ---------------
      PERSONAL PRODUCTS - 0.5%
      Elizabeth Arden, Inc.
        7.750%, due 01/15/14 (144A)(a).....     6,000,000       6,135,000
                                                          ---------------
      PHARMACEUTICALS - 1.0%
      Alpharma, Inc. 8.625%, due 05/01/11
        (144A)(a)..........................     6,750,000       7,020,000
      Biovail Corp., (Yankee) 7.875%, due
        04/01/10(b)........................     5,000,000       4,962,500
                                                          ---------------
                                                               11,982,500
                                                          ---------------
      PUBLISHING - 2.1%
      American Color Graphics, Inc.
        10.000%, due 06/15/10..............     2,000,000       1,795,000
      American Media Operations, Inc., -
        Series B 10.250%, due 05/01/09.....     1,000,000       1,042,500
      Dex Media West - Series B 9.875%, due
        08/15/13...........................     3,500,000       3,858,750
      Dex Media, Inc. 8.000%, due 11/15/13
        (144A)(a)..........................     7,500,000       7,237,500
      Houghton Mifflin Co. 8.250%, due
        02/01/11...........................     6,000,000       6,030,000
      PRIMEDIA, Inc. 8.875%, due
        05/15/11(b)........................     3,950,000       3,930,250
                                                          ---------------
                                                               23,894,000
                                                          ---------------

      REAL ESTATE - 0.2%
      Felcor Lodging LP (REIT) 1.000%, due
        06/01/11(b)........................     2,260,000       2,344,750
                                                          ---------------
      RETAIL - MULTILINE - 1.1%
      JC Penney, Inc.
        8.000%, due 03/01/10...............     2,000,000       2,245,000
       6.875%, due 10/15/15................     1,750,000       1,804,688
       7.950%, due 04/01/17(b).............     1,500,000       1,674,375
      Rite Aid Corp. 8.125%, due 05/01/10..     6,000,000       6,345,000
                                                          ---------------
                                                               12,069,063
                                                          ---------------
      RETAIL - SPECIALTY - 0.7%
      Foot Locker, Inc. 8.500%, due
        01/15/22...........................     1,110,000       1,179,375
      J Crew Intermediate LLC 0.000% /
        16.000%, due 05/15/08++............       475,000         413,250
      Remington Arms Co. 10.500%, due
        02/01/11...........................     1,000,000         975,000
      Saks, Inc.
        9.875%, due 10/01/11...............     3,500,000       4,086,250
       7.375%, due 02/15/19................     1,000,000         960,000
                                                          ---------------
                                                                7,613,875
                                                          ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     STEEL - 0.4%
     Armco, Inc. 9.000%, due 09/15/07....... $   1,500,000 $     1,481,250
     International Steel Group, Inc.
       6.500%, due 04/15/14 (144A)(a).......     3,000,000       2,827,500
                                                           ---------------
                                                                 4,308,750
                                                           ---------------
     TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.7%
     Cincinnati Bell, Inc. 8.375%, due
       01/15/14(b)..........................     5,000,000       4,475,000
     Eircom Funding 8.250%, due
       08/15/13.............................     1,750,000       1,828,750
     Level 3 Financing, Inc. 10.750%, due
       10/15/11 (144A)(a)(b)................     3,000,000       2,662,500
     MCI, Inc.
       5.908%, due 05/01/07(b)..............     2,078,514       2,021,354
      6.688%, due 05/01/09(b)...............     2,078,514       1,927,821
      7.735%, due 05/01/14..................     1,781,583       1,598,971
     Qwest Capital Funding, Inc. 7.900%, due
       08/15/10(b)..........................    10,000,000       8,900,000
     Qwest Communications International,
       Inc.
       4.750%, due 02/15/09 (144A)(a)^......     1,600,000       1,504,000
      7.250%, due 02/15/11 (144A)(a)........     1,600,000       1,500,000
     Qwest Services Corp.
       13.500%, due 12/15/10 (144A)(a)......     3,000,000       3,502,500
     TeleCorp PCS, Inc. 10.625%, due
       07/15/10.............................     1,000,000       1,129,198
                                                           ---------------
                                                                31,050,094
                                                           ---------------
     TELECOMMUNICATION SERVICES - WIRELESS - 2.5%
     Alamosa Delaware, Inc. 11.000%, due
       07/31/10.............................     1,500,000       1,642,500
     Centennial Communications Corp.
       10.125%, due 06/15/13................     7,250,000       7,521,875
     Dobson Communications Corp.
       8.875%, due 10/01/13(b)..............     6,000,000       4,590,000
     Nextel Communications, Inc.
       6.875%, due 10/31/13(b)..............     1,000,000         996,250
      7.375%, due 08/01/15..................     1,500,000       1,522,500
     Nextel Partners, Inc. 8.125%, due
       07/01/11.............................     5,400,000       5,535,000
     Rogers Wireless Communications, Inc.
       9.625%, due 05/01/11.................     1,000,000       1,127,500
     Rural Cellular Corp. 9.750%, due
       01/15/10(b)..........................     3,500,000       3,193,750
     Western Wireless Corp. 9.250%, due
       07/15/13.............................     2,000,000       2,070,000
                                                           ---------------
                                                                28,199,375
                                                           ---------------
     TEXTILES, APPAREL & LUXURY GOODS - 0.3%
     Invista, Inc. 9.250%, due 05/01/12
       (144A)(a)............................     2,450,000       2,474,500

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTIONBR                             AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      TEXTILES, APPAREL & LUXURY GOODS - CONTINUED
      Oxford Industries, Inc. 8.875%, due
        06/01/11 (144A)(a).................. $   1,000,000 $     1,060,000
                                                           ---------------
                                                                 3,534,500
                                                           ---------------

      TRANSPORTATION - 1.1%
      CHC Helicopter Corp. 7.375%, due
        05/01/14 (144A)(a)..................       950,000         938,125
      Great Lakes Dredge & Dock Corp.
        7.750%, due 12/15/13................     3,250,000       2,762,500
      Horizon Lines LLC 9.000%, due
        11/01/12 (144A)(a)..................       600,000         600,000
      Offshore Logistics, Inc. 6.125%, due
        06/15/13............................     4,000,000       3,820,000
      Stena AB 7.500%, due 11/01/13.........     4,000,000       3,975,000
                                                           ---------------
                                                                12,095,625
                                                           ---------------
      U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 2.7%
      Federal Home Loan Mortgage Corp.
        5.500%, due 07/15/06(b).............    10,000,000      10,469,850
      Federal National Mortgage Assoc.
        7.000%, due 09/01/29................       318,613         337,396
       7.000%, due 03/01/32.................       444,928         469,721
       7.000%, due 05/01/32.................     1,848,758       1,951,776
       6.000%, due 12/01/32.................     1,655,926       1,694,027
       6.000%, due 05/01/33.................    11,725,665      11,995,464
       5.500%, due 10/01/33.................     4,467,971       4,460,898
                                                           ---------------
                                                                31,379,132
                                                           ---------------
      Total Domestic Bonds & Debt Securities
      (Cost $866,593,590)                                      876,030,683
                                                           ---------------

      CONVERTIBLE BONDS - 14.7%
      ADVERTISING - 0.7%
      Lamar Advertising Co. 2.875%, due
        12/31/10............................     7,000,000       7,551,250
                                                           ---------------
      AEROSPACE & DEFENSE - 0.6%
      Alliant Techsystems, Inc. 2.750%, due
        02/15/24 (144A)(a)..................     3,500,000       3,640,000
      L-3 Communications Holdings, Inc.
        4.000%, due 09/15/11................     2,500,000       3,131,250
                                                           ---------------
                                                                 6,771,250
                                                           ---------------
      COMMERCIAL SERVICES & SUPPLIES - 0.2%
      Kroll, Inc. 1.750%, due 01/15/14
        (144A)(a)...........................     2,000,000       2,120,000
                                                           ---------------
      COMPUTER SOFTWARE & PROCESSING - 0.9%
      BEA Systems, Inc. 4.000%, due
        12/15/06............................     2,500,000       2,471,875
      Mentor Graphics Corp. 6.875%, due
        06/15/07............................     5,000,000       5,287,500
      Wind River Systems, Inc. 3.750%, due
        12/15/06............................     2,950,000       2,898,375
                                                           ---------------
                                                                10,657,750
                                                           ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     COMPUTERS & PERIPHERALS - 0.1%
     Maxtor Corp. 6.800%, due 04/30/10...... $     730,000 $       773,800
                                                           ---------------
     ELECTRICAL EQUIPMENT - 0.8%
     Artesyn Technologies, Inc. 5.500%, due
       08/15/10.............................     1,900,000       2,712,250
     LSI Logic Corp. 4.000%, due
       05/15/10.............................     6,000,000       6,030,000
                                                           ---------------
                                                                 8,742,250
                                                           ---------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.6%
     Corning, Inc.
       7.000%, due 03/15/07.................     1,000,000       1,005,000
      3.500%, due 11/01/08..................     1,500,000       2,118,750
     EDO Corp. 5.250%, due 04/15/07.........     2,500,000       2,628,125
     Flir Systems, Inc. 3.000%, due
       06/01/23.............................     5,000,000       7,143,750
     RF Micro Devices, Inc. 1.500%, due
       07/01/10.............................     5,000,000       5,925,000
                                                           ---------------
                                                                18,820,625
                                                           ---------------
     FOOD PRODUCTS - 0.8%
     Bunge, Ltd. 3.750%, due
       11/15/22(b)..........................     4,500,000       5,934,375
     General Mills, Inc. 2.165%, due
       10/28/22+............................     5,000,000       3,550,000
                                                           ---------------
                                                                 9,484,375
                                                           ---------------

     HEALTH CARE EQUIPMENT & SUPPLIES - 1.8%
     Abgenix, Inc., Convertible
       3.500%, due 03/15/07.................     1,225,000       1,143,844
     Advanced Medical Optics, Inc.
       2.500%, due 07/15/24 (144A)(a).......     1,350,000       1,483,312
     Fisher Scientific International, Inc.
       2.500%, due 10/01/23.................     6,500,000       9,140,625
     Invitrogen Corp. 1.500%, due 02/15/24
       (144A)(a)............................     5,500,000       5,190,625
     Medtronic, Inc. 1.250%, due
       09/15/21(b)..........................     4,000,000       4,080,000
                                                           ---------------
                                                                21,038,406
                                                           ---------------
     HEALTH CARE PROVIDERS & SERVICES - 0.7%
     Lifepoint Hospitals, Inc. 4.500%, due
       06/01/09.............................     4,000,000       4,155,000
     Universal Health Services, Inc. 0.426%,
       due 06/23/20.........................     5,500,000       3,293,125
                                                           ---------------
                                                                 7,448,125
                                                           ---------------
     HOTELS, RESTAURANTS & LEISURE - 0.5%
     Fairmont Hotels & Resorts, Inc. 3.750%,
       due 12/01/23.........................     5,500,000       5,596,250
                                                           ---------------
     LEISURE EQUIPMENT & PRODUCTS - 0.3%
     International Game Technology 0.671%,
       due 01/29/33+........................     4,000,000       3,415,000
                                                           ---------------

     ---------------------------------------------------------------------
     SECURITY                                 SHARES/PAR       VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     MACHINERY - 0.3%
     AGCO Corp. 1.750%, due 12/31/33
       (144A)(a)............................ $   2,675,000 $     2,959,219
                                                           ---------------
     MEDIA - 1.2%
     Disney Walt Co. 2.125%, due
       04/15/23.............................     6,000,000       6,465,000
     Liberty Media Corp. 3.250%, due
       03/15/31.............................     6,000,000       5,400,000
     Sinclair Broadcast Group, Inc. 4.875% /
       2.000%, due 07/15/18++...............     2,500,000       2,325,000
                                                           ---------------
                                                                14,190,000
                                                           ---------------
     PHARMACEUTICALS - 1.9%
     Allergan, Inc. (0.285)%, due
       11/06/22+............................     3,000,000       3,195,000
     Amgen, Inc. 1.264%, due 03/01/32+......     2,000,000       1,480,000
     Amylin Pharmaceuticals, Inc. 2.500%,
       due 04/15/11 (144A)(a)...............     2,325,000       2,266,875
     Cephalon, Inc. 2.500%, due
       12/15/06.............................     3,500,000       3,381,875
     Teva Pharmaceutical Finance B.V.
       0.375%, due 11/15/22.................     3,500,000       5,591,250
      0.500%, due 02/01/24..................     2,500,000       2,593,750
     Watson Pharmaceuticals, Inc. 1.750%,
       due 03/15/23.........................     3,500,000       3,320,625
                                                           ---------------
                                                                21,829,375
                                                           ---------------
     RETAIL - MULTILINE - 0.4%
     Costco Wholesale Corp. 0.569%, due
       08/19/17+............................     5,000,000       4,731,250
                                                           ---------------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.4%
     Teradyne, Inc. 3.750%, due
       10/15/06.............................     4,000,000       4,240,000
                                                           ---------------
     SOFTWARE - 1.3%
     DST Systems, Inc., - Series A 4.125%,
       due 08/15/23.........................     6,000,000       7,530,000
     EMC Corp. 4.500%, due 04/01/07.........     6,500,000       7,158,125
                                                           ---------------
                                                                14,688,125
                                                           ---------------
     TELECOMMUNICATION SERVICES - WIRELESS - 0.2%
     Nextel Communications, Inc. 5.250%,
       due 01/15/10.........................     2,500,000       2,443,750
                                                           ---------------
     Total Convertible Bonds
     (Cost $158,941,724)                                       167,500,800
                                                           ---------------

     COMMON STOCKS - 0.5%
     AEROSPACE & DEFENSE - 0.1%
     Raytheon Co.(b)........................        39,150       1,400,396
                                                           ---------------
     COMMUNICATIONS EQUIPMENT - 0.0%
     Call-Net Enterprises, Inc. -
       Class B*(b)..........................        16,571          47,227
                                                           ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                                         VALUE
          DESCRIPTION                         SHARES      (NOTE 2)
          ------------------------------------------------------------

          HEALTH CARE PROVIDERS & SERVICES - 0.4%
          Anthem, Inc. Convertible..........    11,500 $     1,181,165
          Baxter International, Inc.(b).....    45,000       2,563,200
                                                       ---------------
                                                             3,744,365
                                                       ---------------
          HOUSEHOLD PRODUCTS - 0.0%
          Leiner Health Products Group, Inc.
            Series C*(d)....................        82              82
                                                       ---------------
          INTERNET SOFTWARE & SERVICES - 0.0%
          McDATA Corp. - Class A*(b)........       440           2,367
                                                       ---------------
          PAPER & FOREST PRODUCTS - 0.0%
          PT Indah Kiat Pulp & Paper Corp.*. 1,867,500         119,215
                                                       ---------------
          SOFTWARE - 0.0%
          EMC Corp.*........................    12,000         136,800
                                                       ---------------
          Total Common Stocks
          (Cost $6,298,888)                                  5,450,452
                                                       ---------------

          PREFERRED STOCK - 3.3%
          BEVERAGES, FOOD & TOBACCO - 0.2%
          Constellation Brands, Inc.(b).....    75,000       2,469,750
                                                       ---------------
          ELECTRIC UTILITIES - 0.4%
          Dominion Resources, Inc. 9.50%....    85,000       4,624,000
                                                       ---------------
          ELECTRICAL EQUIPMENT - 0.5%
          FPL Group, Inc. 8.00%(b)..........   100,000       5,481,000
                                                       ---------------
          FINANCIAL SERVICES - 0.1%
          Doral Financial Corp. 4.75%*......     4,800       1,267,500
                                                       ---------------
          FOOD & DRUG RETAILING - 0.2%
          Albertsons, Inc. 7.250%*..........   100,000       2,769,000
                                                       ---------------
          HEALTH CARE EQUIPMENT & SUPPLIES - 0.3%
          Omnicare, Inc. 4.00%..............    62,000       3,845,860
                                                       ---------------
          HOTELS, RESTAURANTS & LEISURE - 0.1%
          Six Flags, Inc. 7.25%(b)..........    30,000         672,000
                                                       ---------------
          INSURANCE - 0.2%
          Prudential Financial, Inc. 6.75%..    15,000       1,048,950
          XL Capital, Ltd. 6.50%............    45,000       1,142,550
                                                       ---------------
                                                             2,191,500
                                                       ---------------
          MEDIA - 0.2%
          Sinclair Broadcast Group, Inc. -
            Series D, 6.00%.................    55,700       2,409,025
                                                       ---------------
          OIL & GAS - 0.6%
          Chesapeake Energy Corp. 6.00%(b)..    70,000       5,416,250
          Kerr Mcgee Corp. 5.500%...........    20,000       1,129,800
                                                       ---------------
                                                             6,546,050
                                                       ---------------
          PAPER & FOREST PRODUCTS - 0.3%
          Temple-Inland, Inc. 7.50%(b)......    50,000       2,941,000
                                                       ---------------

    -----------------------------------------------------------------------
    SECURITY                                   SHARES/PAR       VALUE
    DESCRIPTION                                  AMOUNT        (NOTE 2)
    -----------------------------------------------------------------------
    PUBLISHING - 0.2%
    Interpublic Group of Companies, Inc. -
      Series A 5.375%........................       50,000 $     2,551,500
                                                           ---------------
    Total Preferred Stock
    (Cost $35,697,275)                                          37,768,185
                                                           ---------------

    WARRANTS - 0.0%
    PAPER & FOREST PRODUCTS - 0.0%
    Asia Pulp & Paper, Ltd. (expiring
      03/15/05)* (144A)(a)(d)................          250               0
                                                           ---------------
    TRANSPORTATION - 0.0%
    Seabulk International, Inc. (expiring
      06/30/07)* (144A)(a)(d)................        1,423           4,269
                                                           ---------------
    Total Warrants
    (Cost $0)                                                        4,269
                                                           ---------------

    SHORT-TERM INVESTMENTS - 19.4%
    State Street Bank & Trust Co.,
      Repurchase Agreement, dated
      06/30/04 at 0.15% to be repurchased
      at $36,176,151 on 07/01/04
      collateralized by $36,975,000 FHLB
      1.500% due 07/15/05 with a value of
      $36,900,643............................ $ 36,176,000      36,176,000
    State Street Navigator Securities Lending
      Prime Portfolio(e).....................  185,878,912     185,878,912
                                                           ---------------
    Total Short-Term Investments
    (Cost $222,054,912)                                        222,054,912
                                                           ---------------

    TOTAL INVESTMENTS - 114.6%
    (Cost $1,289,586,389)                                    1,308,809,301

    Other Assets and Liabilities (net) - (14.6%)              (166,690,067)
                                                           ---------------

    TOTAL NET ASSETS - 100.0%                              $ 1,142,119,234
                                                           ===============

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


PORTFOLIO FOOTNOTES:

* Non-income producing security.

+ Zero coupon bond- Interest rate represents current yield to maturity.

++ Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

^ Variable or floating rate security. The stated rate represents the rate at June 30, 2004.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(b) All or a portion of security out on loan.

(c) Security is in default.

(d) Illiquid securities representing in the aggregate 0.00% of net assets.

(e) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust

FHLB - Federal Home Loan Bank

Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

The following table summarizes the credit composition of the portfolio holdings of the Lord Abbett Bond Debenture Portfolio at June 30, 2004, based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                       PERCENT OF
               PORTFOLIO COMPOSITION BY CREDIT QUALITY PORTFOLIO
               --------------------------------------------------
                  AAA/Government/Government Agency         3.32%
                  AA                                       3.71
                  A                                        2.87
                  BBB                                     11.23
                  BB                                      20.24
                  B                                       46.27
                  Below B                                  8.51
                  Equities/Other                           3.85
                                                         ------
                  Total:                                 100.00%
                                                         ======

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       ------------------------------------------------------------------

       COMMON STOCKS - 95.9%
       AEROSPACE & DEFENSE - 0.2%
       Honeywell International, Inc............   141,300 $     5,175,819
                                                          ---------------
       AIR FREIGHT & LOGISTICS - 0.6%
       United Parcel Service, Inc. - Class B...   226,470      17,023,750
                                                          ---------------
       AIRLINES - 0.4%
       AMR Corp.*(a)...........................   533,810       6,464,439
       Delta Air Lines, Inc.(a)................   504,570       3,592,539
                                                          ---------------
                                                               10,056,978
                                                          ---------------
       BANKS - 5.9%
       Bank of New York Co., Inc...............   924,100      27,242,468
       Bank One Corp........................... 1,143,500      58,318,500
       U.S. Bancorp............................   609,600      16,800,576
       Wachovia Corp...........................   656,304      29,205,528
       Wells Fargo Co..........................   466,486      26,696,994
                                                          ---------------
                                                              158,264,066
                                                          ---------------
       BEVERAGES - 1.7%
       PepsiCo, Inc............................   818,005      44,074,109
                                                          ---------------
       CHEMICALS - 3.7%
       E.I. du Pont de Nemours & Co............   555,300      24,666,426
       Monsanto Co.............................   491,439      18,920,402
       Potash Corporation of Saskatchewan, Inc.   153,535      14,877,542
       Praxair, Inc............................   633,550      25,284,980
       Rohm & Haas Co..........................   387,080      16,094,786
                                                          ---------------
                                                               99,844,136
                                                          ---------------
       COMMERCIAL SERVICES & SUPPLIES - 2.4%
       Waste Management, Inc...................   773,335      23,702,718
       Xerox Corp.*(a)......................... 2,785,140      40,384,530
                                                          ---------------
                                                               64,087,248
                                                          ---------------
       COMMUNICATIONS EQUIPMENT - 2.2%
       Corning, Inc.*.......................... 1,450,220      18,939,873
       Qwest Communications International,
         Inc.*................................. 3,270,200      11,740,018
       SBC Communications, Inc................. 1,186,313      28,768,090
                                                          ---------------
                                                               59,447,981
                                                          ---------------
       COMPUTERS & PERIPHERALS - 2.0%
       Apple Computer, Inc.*................... 1,533,316      49,894,103
       International Business Machines Corp....    41,800       3,684,670
                                                          ---------------
                                                               53,578,773
                                                          ---------------
       ELECTRIC SERVICES - 1.8%
       FPL Group, Inc..........................   234,670      15,007,147
       Progress Energy, Inc....................   469,100      20,663,855
       Public Service Enterprise Group, Inc....   175,000       7,005,250
       Southern Co. (The)......................   225,795       6,581,924
                                                          ---------------
                                                               49,258,176
                                                          ---------------

           ---------------------------------------------------------
           SECURITY                                      VALUE
           DESCRIPTION                      SHARES      (NOTE 2)
           ---------------------------------------------------------

           ELECTRICAL EQUIPMENT - 2.2%
           Emerson Electric Co............   367,600 $    23,360,980
           General Electric Co............ 1,106,614      35,854,294
                                                     ---------------
                                                          59,215,274
                                                     ---------------
           ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.1%
           PG&E Corp.*....................   106,175       2,966,530
                                                     ---------------
           ELECTRONICS - 4.0%
           Agilent Technologies, Inc.*....   309,995       9,076,654
           Motorola, Inc.................. 3,744,340      68,334,205
           Solectron Corp.*............... 3,193,660      20,662,980
           Teradyne, Inc.*(a).............   352,885       8,010,489
                                                     ---------------
                                                         106,084,328
                                                     ---------------
           ENTERTAINMENT & LEISURE - 2.0%
           Walt Disney Co................. 2,090,137      53,277,592
                                                     ---------------
           FINANCIAL SERVICES - 6.5%
           Bank of America Corp...........   378,793      32,053,464
           Citigroup, Inc................. 1,169,749      54,393,328
           Goldman Sachs Group, Inc.......   130,000      12,240,800
           J.P. Morgan Chase & Co.........   388,502      15,062,222
           Mellon Financial Corp.......... 1,145,330      33,592,529
           Merrill Lynch & Co., Inc.......   450,810      24,334,724
           Morgan Stanley.................    36,400       1,920,828
                                                     ---------------
                                                         173,597,895
                                                     ---------------
           FOOD PRODUCTS - 3.9%
           Archer-Daniels-Midland Co......   762,759      12,799,096
           Diageo Plc (ADR)(a)............   189,500      10,375,125
           H.J. Heinz Co..................   381,135      14,940,492
           Kellogg Co.....................   525,085      21,974,807
           Kraft Foods, Inc. - Class A.... 1,360,379      43,096,807
                                                     ---------------
                                                         103,186,327
                                                     ---------------
           FOOD RETAILERS - 0.8%
           Kroger Co. (The)*.............. 1,167,370      21,246,134
                                                     ---------------
           HEALTH CARE EQUIPMENT & SUPPLIES - 0.1%
           Guidant Corp...................    41,500       2,319,020
           Johnson & Johnson..............    30,449       1,696,009
                                                     ---------------
                                                           4,015,029
                                                     ---------------
           HEALTH CARE PROVIDERS & SERVICES - 2.5%
           Baxter International, Inc......   906,235      31,274,170
           Cardinal Health, Inc...........   491,130      34,403,656
                                                     ---------------
                                                          65,677,826
                                                     ---------------
           HOUSEHOLD DURABLES - 0.5%
           Newell Rubbermaid, Inc.(a).....   560,100      13,162,350
                                                     ---------------
           INDUSTRIAL CONGLOMERATES - 2.8%
           Illinois Tool Works, Inc.......   278,500      26,705,365
           Tyco International, Ltd........ 1,437,376      47,634,641
                                                     ---------------
                                                          74,340,006
                                                     ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

      --------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                 SHARES      (NOTE 2)
      --------------------------------------------------------------------

      INSURANCE - 4.2%
      Allstate Corp.............................   112,833 $     5,252,376
      American International Group, Inc.........   781,600      55,712,448
      CIGNA Corp................................   335,415      23,079,906
      Hartford Financial Services Group, Inc.(a)   183,725      12,629,257
      St. Paul Travelers Companies, Inc. (The)..   362,754      14,706,047
                                                           ---------------
                                                               111,380,034
                                                           ---------------
      LEISURE EQUIPMENT & PRODUCTS - 0.3%
      Eastman Kodak Co.(a)......................   336,198       9,070,622
                                                           ---------------
      MACHINERY - 5.4%
      Caterpillar, Inc..........................   229,500      18,231,480
      Deere & Co................................ 1,064,415      74,658,068
      Eaton Corp................................   582,230      37,693,570
      Parker-Hannifin Corp......................   227,425      13,522,691
                                                           ---------------
                                                               144,105,809
                                                           ---------------
      MEDIA - 5.3%
      Clear Channel Communications, Inc.........   646,700      23,895,565
      Comcast Corp. - Class A*.................. 1,446,147      39,928,119
      Cox Communications, Inc. - Class A*(a)....   397,770      11,054,028
      Time Warner, Inc.*........................   406,717       7,150,085
      Tribune Co................................   697,975      31,785,782
      Viacom, Inc. - Class B....................   760,460      27,163,631
                                                           ---------------
                                                               140,977,210
                                                           ---------------
      METALS & MINING - 3.1%
      Alcoa, Inc................................ 1,157,245      38,223,802
      Barrick Gold Corp.(a).....................   597,705      11,804,674
      Newmont Mining Corp.......................   859,800      33,325,848
                                                           ---------------
                                                                83,354,324
                                                           ---------------
      OIL & GAS - 8.4%
      Baker Hughes, Inc.........................   982,170      36,978,700
      BP Plc (ADR)..............................   104,000       5,571,280
      Exxon Mobil Corp.......................... 2,962,400     131,560,184
      GlobalSantaFe Corp........................   476,085      12,616,253
      Schlumberger, Ltd.........................   576,773      36,630,853
                                                           ---------------
                                                               223,357,270
                                                           ---------------
      PAPER & FOREST PRODUCTS - 2.3%
      International Paper Co.................... 1,351,000      60,389,700
                                                           ---------------
      PERSONAL PRODUCTS - 1.3%
      Gillette Co...............................   508,760      21,571,424
      Kimberly-Clark Corp.......................   193,234      12,730,256
                                                           ---------------
                                                                34,301,680
                                                           ---------------
      PHARMACEUTICALS - 7.3%
      Abbott Laboratories.......................   476,880      19,437,629
      Amgen, Inc.*..............................    24,600       1,342,422
      Bristol-Myers Squibb Co...................   598,506      14,663,397
      Merck & Co., Inc..........................   663,060      31,495,350

     ---------------------------------------------------------------------
     SECURITY                                  SHARES/PAR      VALUE
     DESCRIPTION                                 AMOUNT       (NOTE 2)
     ---------------------------------------------------------------------

     PHARMACEUTICALS - CONTINUED
     Novartis AG (ADR)........................     823,300 $    36,636,850
     Pfizer, Inc..............................     494,267      16,943,473
     Schering-Plough Corp.....................   1,851,845      34,222,096
     Wyeth....................................   1,112,010      40,210,281
                                                           ---------------
                                                               194,951,498
                                                           ---------------
     RETAIL - MULTILINE - 1.5%
     CVS Corp.................................     315,561      13,259,873
     Target Corp..............................     558,335      23,712,488
     Wal-Mart Stores, Inc.....................      55,900       2,949,284
                                                           ---------------
                                                                39,921,645
                                                           ---------------
     RETAIL - SPECIALTY - 1.5%
     Gap, Inc.................................   1,637,070      39,698,947
                                                           ---------------
     ROAD & RAIL - 2.3%
     Canadian National Railway Co.............     443,390      19,327,370
     CSX Corp.................................     545,595      17,879,148
     Union Pacific Corp.......................     428,136      25,452,685
                                                           ---------------
                                                                62,659,203
                                                           ---------------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.3%
     Texas Instruments, Inc...................     284,500       6,879,210
                                                           ---------------
     SOFTWARE - 2.6%
     Computer Associates International, Inc...     341,703       9,588,186
     EMC Corp.*...............................   4,039,035      46,044,999
     Microsoft Corp...........................     476,300      13,603,128
                                                           ---------------
                                                                69,236,313
                                                           ---------------
     TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.8%
     Nortel Networks Corp.*...................   3,593,700      17,932,563
     Verizon Communications, Inc..............   1,575,864      57,030,518
                                                           ---------------
                                                                74,963,081
                                                           ---------------
     TEXTILES, APPAREL & LUXURY GOODS - 1.0%
     NIKE, Inc. - Class B.....................     367,710      27,854,032
                                                           ---------------
     Total Common Stocks
     (Cost $2,211,384,854)                                   2,560,680,905
                                                           ---------------
     SHORT-TERM INVESTMENTS - 7.4%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 06/30/04 at 0.15% to
       be repurchased at $48,000,200 on
       07/01/04 collateralized by $48,500,000
       FHLMC 3.250% due 11/15/04 with a
       value of $48,962,254................... $48,000,000      48,000,000
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 06/30/04 at 0.15% to
       be repurchased at $48,000,200 on
       07/01/04 collateralized by $48,690,000
       FNMA 1.875% due 02/15/05 with a value
       of $48,963,881.........................  48,000,000      48,000,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ----------------------------------------------------------------------
     SECURITY                                  SHARES/PAR       VALUE
     DESCRIPTION                                 AMOUNT        (NOTE 2)
     ----------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - CONTINUED
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 06/30/04 at 0.15% to
       be repurchased at $18,038,075 on
       07/01/04 collateralized by
       $18,755,000 FNMA 1.910% due
       06/22/06 with a value of
       $18,403,344............................ $18,038,000 $    18,038,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).....................  83,599,402      83,599,402
                                                           ---------------
     Total Short-Term Investments
     (Cost $197,637,402)                                       197,637,402
                                                           ---------------

     TOTAL INVESTMENTS - 103.3%
     (Cost $2,409,022,256)                                   2,758,318,307

     Other Assets and Liabilities (net) -
     (3.3%)                                                    (87,860,400)
                                                           ---------------

     TOTAL NET ASSETS - 100.0%                             $ 2,670,457,907
                                                           ===============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLMC - Federal Home Loan Mortgage Corp.

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                               SHARES   (NOTE 2)
         --------------------------------------------------------------

         COMMON STOCKS - 99.9%
         AUTO COMPONENTS - 1.4%
         Advance Auto Parts, Inc.*................ 18,800 $     830,584
                                                          -------------
         AUTOMOBILES - 1.3%
         PACCAR, Inc.............................. 13,050       756,770
                                                          -------------
         BANKS - 2.7%
         City National Corp.......................  9,000       591,300
         Cullen/Frost Bankers, Inc................  9,700       434,075
         New York Community Bancorp, Inc.(a)...... 27,864       546,970
                                                          -------------
                                                              1,572,345
                                                          -------------
         BIOTECHNOLOGY - 2.0%
         Biogen Idec, Inc.*.......................  4,900       309,925
         Invitrogen Corp.*........................ 12,200       878,278
                                                          -------------
                                                              1,188,203
                                                          -------------
         BUILDING PRODUCTS - 2.3%
         Danaher Corp.............................  7,600       394,060
         MSC Industrial Direct Co., Inc. - Class A 29,400       965,496
                                                          -------------
                                                              1,359,556
                                                          -------------
         CHEMICALS - 2.4%
         Ecolab, Inc.............................. 18,300       580,110
         Rohm & Haas Co........................... 19,000       790,020
                                                          -------------
                                                              1,370,130
                                                          -------------
         COMMERCIAL SERVICES & SUPPLIES - 10.0%
         Cerner Corp.*(a)......................... 13,100       583,998
         CNF, Inc................................. 12,100       502,876
         Exult, Inc.*(a)..........................  9,500        51,110
         Fiserv, Inc.*............................ 16,400       637,796
         Hewitt Associates, Inc. - Class A*(a).... 16,500       453,750
         InterActiveCorp*......................... 27,503       828,940
         Iron Mountain, Inc.*..................... 13,450       649,097
         Kelly Services, Inc. - Class A........... 19,800       590,040
         Robert Half International, Inc........... 21,000       625,170
         Tetra Tech, Inc.*........................ 19,200       313,344
         United Rentals, Inc.*(a)................. 31,000       554,590
                                                          -------------
                                                              5,790,711
                                                          -------------
         COMMUNICATIONS EQUIPMENT - 1.7%
         Avaya, Inc.*............................. 60,600       956,874
                                                          -------------
         COMMUNICATIONS SERVICES - 2.1%
         Alliance Data Systems Corp. *............ 21,100       891,475
         EchoStar Communications Corp. - Class A*. 10,200       313,650
                                                          -------------
                                                              1,205,125
                                                          -------------
         COMPUTERS & PERIPHERALS - 1.0%
         Lexmark International, Inc. - Class A*...  6,100       588,833
                                                          -------------
         CONSTRUCTION & ENGINEERING - 0.5%
         Jacobs Engineering Group, Inc.*..........  7,700       303,226
                                                          -------------

         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                               SHARES   (NOTE 2)
         --------------------------------------------------------------

         ELECTRICAL EQUIPMENT - 2.1%
         Graftech International Ltd.*............. 57,400 $     600,404
         Molex, Inc............................... 19,200       615,936
                                                          -------------
                                                              1,216,340
                                                          -------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.1%
         Fisher Scientific International, Inc.*(a) 15,700       906,675
         Microchip Technology, Inc................ 29,200       920,968
                                                          -------------
                                                              1,827,643
                                                          -------------
         ELECTRONICS - 4.2%
         Drexler Technology Corp.*(a).............  4,600        61,318
         Integrated Circuit Systems, Inc.*........ 23,800       646,408
         Jabil Circuit, Inc.*..................... 30,000       755,400
         Symbol Technologies, Inc................. 61,400       905,036
         Sypris Solutions, Inc....................  4,700        90,193
                                                          -------------
                                                              2,458,355
                                                          -------------
         FINANCIAL SERVICES - 4.4%
         Affiliated Managers Group, Inc.*(a)...... 15,649       788,240
         CIT Group, Inc........................... 16,400       627,956
         Investors Financial Services Corp........  7,700       335,566
         Providian Financial Corp.*............... 53,000       777,510
                                                          -------------
                                                              2,529,272
                                                          -------------
         FOOD PRODUCTS - 1.0%
         Ralcorp Holdings, Inc.*.................. 16,200       570,240
                                                          -------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 2.0%
         Boston Scientific Corp.*................. 12,900       552,120
         Integra LifeSciences Holdings*(a)........  3,000       105,810
         McKesson Corp............................ 12,100       415,393
         Zoll Medical Corp.*......................  2,100        73,668
                                                          -------------
                                                              1,146,991
                                                          -------------
         HEALTH CARE PROVIDERS & SERVICES - 6.8%
         Caremark Rx, Inc.*....................... 47,000     1,548,180
         Omnicare, Inc............................ 19,800       847,638
         PacifiCare Health Systems, Inc.*......... 17,300       668,818
         Province Healthcare Co.*................. 51,400       881,510
                                                          -------------
                                                              3,946,146
                                                          -------------
         HOTELS, RESTAURANTS & LEISURE - 1.9%
         Panera Bread Co. - Class A*..............  7,900       283,452
         Royal Caribbean Cruises, Ltd.(a)......... 19,000       824,790
                                                          -------------
                                                              1,108,242
                                                          -------------
         HOUSEHOLD PRODUCTS - 1.8%
         Clorox Company (The)..................... 19,500     1,048,710
                                                          -------------
         INDUSTRIAL CONGLOMERATES - 1.1%
         ITT Industries, Inc......................  8,000       664,000
                                                          -------------
         INSURANCE - 2.5%
         Everest Re Group, Ltd....................  7,600       610,736
         MGIC Investment Corp..................... 11,200       849,632
                                                          -------------
                                                              1,460,368
                                                          -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                  SHARES   (NOTE 2)
       -----------------------------------------------------------------

       INTERNET SOFTWARE & SERVICES - 0.3%
       Verity, Inc.*(a)............................  6,500 $      87,815
       WatchGuard Technologies, Inc.*.............. 11,100        80,142
                                                           -------------
                                                                 167,957
                                                           -------------
       IT CONSULTING & SERVICES - 1.6%
       Affiliated Computer Services, Inc. -
         Class A*(a)............................... 17,400       921,156
                                                           -------------
       LEISURE EQUIPMENT & PRODUCTS - 0.1%
       Action Performance Companies, Inc.(a).......  5,400        81,378
                                                           -------------
       MACHINERY - 1.7%
       Ingersoll-Rand Co. - Class A................ 14,700     1,004,157
                                                           -------------
       MEDIA - 3.2%
       Entercom Communications Corp.*.............. 29,600     1,104,080
       Univision Communications, Inc. - Class A*(a) 23,200       740,776
                                                           -------------
                                                               1,844,856
                                                           -------------
       METALS & MINING - 1.3%
       Phelps Dodge Corp.*.........................  5,700       441,807
       United States Steel Corp....................  9,100       319,592
                                                           -------------
                                                                 761,399
                                                           -------------
       OIL & GAS - 4.1%
       Cal Dive International, Inc.*(a)............  1,700        51,544
       Halliburton Co.............................. 15,500       469,030
       Weatherford International, Ltd.*............ 20,100       904,098
       XTO Energy, Inc............................. 32,165       958,195
                                                           -------------
                                                               2,382,867
                                                           -------------
       PHARMACEUTICALS - 7.7%
       Barr Pharmaceuticals, Inc.*.................  5,725       192,933
       Cephalon, Inc.*(a).......................... 16,200       874,800
       Endo Pharmaceuticals Holdings, Inc.*........ 18,400       431,480
       Genzyme Corp.*..............................  5,900       279,247
       Gilead Sciences, Inc.*......................  3,400       227,800
       IVAX Corp.*................................. 37,100       890,029
       Ligand Pharmaceuticals, Inc. - Class B*(a).. 13,000       225,940
       Medicines Co.*..............................  3,400       103,734
       NBTY, Inc.*.................................  3,800       111,682
       QLT, Inc.*(a)............................... 25,400       508,508
       Teva Pharmaceutical Industries, Ltd.
         (ADR)(a)..................................  9,400       632,526
                                                           -------------
                                                               4,478,679
                                                           -------------

       RETAIL - MULTILINE - 0.5%
       Dollar Tree Stores, Inc.*................... 10,800       296,244
                                                           -------------
       RETAIL - SPECIALTY - 5.6%
       American Eagle Outfitters, Inc.*............ 32,300       933,793
       Linens 'n Things, Inc.*..................... 19,500       571,545
       Michaels Stores, Inc........................ 12,400       682,000

           ----------------------------------------------------------
           SECURITY                                        VALUE
           DESCRIPTION                           SHARES   (NOTE 2)
           ----------------------------------------------------------

           RETAIL - SPECIALTY - CONTINUED
           PETCO Animal Supplies, Inc.*......... 29,900 $     963,079
           Too, Inc.*...........................  4,700        78,490
                                                        -------------
                                                            3,228,907
                                                        -------------
           ROAD & RAIL - 1.0%
           Heartland Express, Inc............... 22,200       607,392
                                                        -------------
           SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.1%
           ASE Test, Ltd.*(a)................... 37,400       275,638
           Vitesse Semiconductor Corp.*......... 72,500       353,800
                                                        -------------
                                                              629,438
                                                        -------------
           SOFTWARE - 10.1%
           Activision, Inc.*.................... 52,325       831,968
           Amdocs, Ltd.*........................ 32,700       766,161
           Cognos, Inc.*........................ 20,200       730,432
           Datastream Systems, Inc.*............ 10,400        67,392
           DST Systems, Inc.*................... 12,700       610,743
           Eletronics for Imaging, Inc.*........ 34,300       969,318
           EPIQ Systems, Inc.*(a)...............  3,600        52,200
           Informatica Corp.*................... 57,000       434,910
           Ingram Micro, Inc. - Class A*........ 46,100       667,067
           Intuit, Inc.*........................ 13,800       532,404
           Quest Software, Inc.*................  5,300        68,370
           Verint Systems, Inc.*(a).............  4,100       140,302
                                                        -------------
                                                            5,871,267
                                                        -------------
           TELECOMMUNICATION SERVICES - WIRELESS - 2.1%
           Nextel Partners, Inc. - Class A*(a).. 77,400     1,232,208
                                                        -------------
           TEXTILES, APPAREL & LUXURY GOODS - 0.2%
           Fossil, Inc.*........................  4,800       130,800
                                                        -------------
           TRUCKING & FREIGHT FORWARDING - 1.0%
           Landstar System, Inc.*............... 10,700       565,709
                                                        -------------
           Total Common Stocks
           (Cost $51,532,180)                              58,103,078
                                                        -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                     SHARES/PAR    VALUE
     DESCRIPTION                                    AMOUNT     (NOTE 2)
     ---------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 17.3%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 06/30/04 at 0.05% to
       be repurchased At $537,001 on 07/01/04
       collateralized by $520,000 FNMA 6.250%
       due 05/15/29 with a value of
       $547,950.................................. $  537,000 $    537,000
     State Street Navigator Securities Lending
       Prime Portfolio(b)........................  9,508,216    9,508,216
                                                             ------------
     Total Short-Term Investments
     (Cost $10,045,216)                                        10,045,216
                                                             ------------

     TOTAL INVESTMENTS - 117.2%
     (Cost $61,577,396)                                        68,148,294

     Other Assets and Liabilities (net) - (17.2%)             (10,017,015)
                                                             ------------

     TOTAL NET ASSETS - 100.0%                               $ 58,131,279
                                                             ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        COMMON STOCKS - 98.3%
        ADVERTISING - 1.1%
        Interpublic Group of Companies, Inc. (The) 193,200 $   2,652,636
                                                           -------------
        AUTO COMPONENTS - 4.6%
        Dana Corp................................. 276,000     5,409,600
        Genuine Parts Co.......................... 151,900     6,027,392
                                                           -------------
                                                              11,436,992
                                                           -------------
        CHEMICALS - 9.2%
        Crompton Corp............................. 337,800     2,128,140
        Eastman Chemical Co....................... 142,600     6,592,398
        IMC Global, Inc.(a)....................... 317,500     4,254,500
        Monsanto Co............................... 166,500     6,410,250
        Potash Corporation of Saskatchewan, Inc...  38,800     3,759,720
                                                           -------------
                                                              23,145,008
                                                           -------------
        COMMERCIAL SERVICES & SUPPLIES - 2.1%
        R. R. Donnelley & Sons Co................. 158,824     5,244,369
                                                           -------------
        COMMUNICATIONS EQUIPMENT - 1.0%
        Avaya, Inc.*.............................. 158,600     2,504,294
                                                           -------------
        CONTAINERS & PACKAGING - 4.3%
        Ball Corp.................................  68,000     4,899,400
        Pactiv Corp.*............................. 237,600     5,925,744
                                                           -------------
                                                              10,825,144
                                                           -------------
        ELECTRIC UTILITIES - 4.7%
        Ameren Corp.(a)........................... 110,800     4,759,968
        CMS Energy Corp.(a)....................... 333,400     3,043,942
        Northeast Utilities....................... 200,200     3,897,894
                                                           -------------
                                                              11,701,804
                                                           -------------
        ELECTRICAL EQUIPMENT - 1.9%
        Grainger (W.W.), Inc......................  84,200     4,841,500
                                                           -------------
        FOOD & DRUG RETAILING - 1.6%
        Albertson's, Inc.(a)......................  50,600     1,342,924
        Safeway, Inc.*............................  74,700     1,892,898
        SUPERVALU INC.............................  27,900       854,019
                                                           -------------
                                                               4,089,841
                                                           -------------
        FOOD PRODUCTS - 2.9%
        Archer-Daniels-Midland Co................. 275,540     4,623,561
        Dean Foods Co.*...........................  71,400     2,663,934
                                                           -------------
                                                               7,287,495
                                                           -------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 2.0%
        Bausch & Lomb, Inc........................  75,000     4,880,250
                                                           -------------
        HEALTH CARE PROVIDERS & SERVICES - 3.6%
        Aetna, Inc................................  64,200     5,457,000
        Caremark Rx, Inc.*........................ 107,300     3,534,462
                                                           -------------
                                                               8,991,462
                                                           -------------
        HOTELS, RESTAURANTS & LEISURE - 2.2%
        Caesars Entertainment, Inc.*.............. 292,700     4,390,500
        Yum! Brands, Inc.*........................  30,100     1,120,322
                                                           -------------
                                                               5,510,822
                                                           -------------

           ---------------------------------------------------------
           SECURITY                                       VALUE
           DESCRIPTION                         SHARES    (NOTE 2)
           ---------------------------------------------------------

           HOUSEHOLD DURABLES - 4.9%
           Leggett & Platt, Inc............... 140,100 $   3,742,071
           Newell Rubbermaid, Inc............. 134,000     3,149,000
           Snap-On, Inc....................... 140,400     4,710,420
           Tupperware Corp....................  32,900       639,247
                                                       -------------
                                                          12,240,738
                                                       -------------
           INSURANCE - 12.0%
           Arthur J. Gallagher & Co...........  57,800     1,760,010
           Conseco, Inc.*(a)..................  76,700     1,526,330
           Everest Reinsurance Group, Ltd.....  58,700     4,717,132
           Lincoln National Corp..............  31,800     1,502,550
           MBIA, Inc..........................  17,300       988,176
           PartnerRe, Ltd.....................  79,000     4,481,670
           PMI Group, Inc. (The)..............  85,700     3,729,664
           SAFECO Corp........................ 139,500     6,138,000
           Transatlantic Holdings, Inc.(a)....   7,200       583,128
           XL Capital, Ltd. - Class A.........  61,600     4,648,336
                                                       -------------
                                                          30,074,996
                                                       -------------
           INTERNET SOFTWARE & SERVICES - 0.8%
           Network Associates, Inc.*.......... 114,700     2,079,511
                                                       -------------
           IT CONSULTING & SERVICES - 1.1%
           Computer Sciences Corp.*...........  59,800     2,776,514
                                                       -------------
           MACHINERY - 2.3%
           CNH Global N.V.....................  84,700     1,748,208
           Cummins, Inc.(a)...................  62,900     3,931,250
                                                       -------------
                                                           5,679,458
                                                       -------------
           MEDIA - 0.3%
           Metro-Goldwyn-Mayer, Inc.*(a)......  59,600       721,160
                                                       -------------
           METALS & MINING - 4.0%
           Hubbell, Inc. - Class B............ 111,200     5,194,152
           Timken Co.(a)...................... 183,700     4,866,213
                                                       -------------
                                                          10,060,365
                                                       -------------
           OIL & GAS - 10.3%
           EOG Resources, Inc.................  98,500     5,881,435
           GlobalSantaFe Corp................. 113,600     3,010,400
           Halliburton Co..................... 188,200     5,694,932
           NiSource, Inc...................... 192,800     3,975,536
           Pride International, Inc.*(a)...... 231,200     3,955,832
           Puget Energy, Inc..................  55,700     1,220,387
           Southwest Gas Corp.(a).............  86,400     2,084,832
                                                       -------------
                                                          25,823,354
                                                       -------------
           PAPER & FOREST PRODUCTS - 4.1%
           Georgia-Pacific Corp............... 156,215     5,776,831
           MeadWestvaco Corp.................. 155,300     4,564,267
                                                       -------------
                                                          10,341,098
                                                       -------------
           PHARMACEUTICALS - 2.1%
           King Pharmaceuticals, Inc.*........ 237,400     2,718,230
           Mylan Laboratories, Inc............ 120,975     2,449,744
                                                       -------------
                                                           5,167,974
                                                       -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                             SHARES    (NOTE 2)
         -------------------------------------------------------------

         REAL ESTATE - 3.0%
         Health Care Property Investors, Inc.
           (REIT)(a)............................  32,300 $     776,492
         Healthcare Realty Trust, Inc. (REIT)...  85,955     3,221,593
         Host Marriott Corp. (REIT)*............ 293,300     3,625,188
                                                         -------------
                                                             7,623,273
                                                         -------------
         RETAIL - MULTILINE - 5.1%
         Federated Department Stores, Inc.......  27,300     1,340,430
         Foot Locker, Inc....................... 192,700     4,690,318
         J.C. Penney Co., Inc...................  72,400     2,733,824
         May Department Stores Co...............  63,700     1,751,113
         Payless ShoeSource, Inc.*(a)........... 143,400     2,138,094
                                                         -------------
                                                            12,653,779
                                                         -------------
         RETAIL - SPECIALTY - 2.5%
         American Greetings Corp. - Class A*(a).  81,200     1,882,216
         Limited Brands.........................  90,900     1,699,830
         Office Depot, Inc.*.................... 146,100     2,616,651
                                                         -------------
                                                             6,198,697
                                                         -------------
         SOFTWARE - 2.4%
         Cadence Design Systems, Inc.*.......... 182,600     2,671,438
         Sybase, Inc.*.......................... 178,900     3,220,200
                                                         -------------
                                                             5,891,638
                                                         -------------
         TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.7%
         CenturyTel, Inc........................  62,200     1,868,488
                                                         -------------
         TEXTILES, APPAREL & LUXURY GOODS - 1.5%
         Tommy Hilfiger Corp.*.................. 253,800     3,842,532
                                                         -------------
         Total Common Stocks (Cost $199,867,951)           246,155,192
                                                         -------------

     ----------------------------------------------------------------------
     SECURITY                                    SHARES/PAR      VALUE
     DESCRIPTION                                   AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 8.0%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 06/30/04 at 0.10%
       to be repurchased at $4,915,014 on
       07/01/04 collateralized by $5,100,000
       FHLMC 0.000% due 01/30/14 with a
       value of $5,017,125...................... $ 4,915,000 $   4,915,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).......................  15,095,523    15,095,523
                                                             -------------
     Total Short-Term Investments
     (Cost $20,010,523)                                         20,010,523
                                                             -------------

     TOTAL INVESTMENTS - 106.3%
     (Cost $219,878,475)                                       266,165,715

     Other Assets and Liabilities (net) - (6.3%)               (15,696,228)
                                                             -------------

     TOTAL NET ASSETS - 100.0%                               $ 250,469,487
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust

FHLMC - Federal Home Loan Mortgage Corp.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                                              VALUE
       DESCRIPTION                              SHARES      (NOTE 2)
       -----------------------------------------------------------------

       COMMON STOCKS - 95.3%
       AUSTRALIA - 2.0%
       Australia & New Zealand Banking
         Group, Ltd...........................    37,105 $       471,472
       News Corp., Ltd.(a)....................    72,773         594,368
       The News Corporation, Ltd.(a)..........   522,513       4,605,360
       Westpac Banking Corp...................   381,541       4,667,681
                                                         ---------------
                                                              10,338,881
                                                         ---------------
       AUSTRIA - 0.9%
       Erste Bank der Oesterreichischen
         Sparkassen AG........................    29,400       4,623,345
                                                         ---------------
       BELGIUM - 0.1%
       Fortis.................................    18,316         404,716
                                                         ---------------
       BERMUDA - 0.4%
       Star Cruises, Ltd.*.................... 8,323,000       2,080,750
                                                         ---------------
       BRAZIL - 2.7%
       Aracruz Celulose S.A. (ADR)............   183,720       6,000,295
       Brasil Telecom Participacoes S.A. (ADR)    43,640       1,339,748
       Companhia Vale do Rio Doce (ADR).......   136,940       6,511,497
                                                         ---------------
                                                              13,851,540
                                                         ---------------
       CANADA - 0.9%
       CoolBrands International, Inc.*........    40,100         655,073
       Encana Corp.(a)........................    93,830       4,032,884
       Toronto-Dominion Bank(a)...............         5             160
                                                         ---------------
                                                               4,688,117
                                                         ---------------
       CHINA - 0.4%
       Huaneng Power International, Inc. -
         Series H(a).......................... 2,230,000       1,987,064
                                                         ---------------
       FINLAND - 0.4%
       Stora Enso Oyj - R Shares..............   166,070       2,255,531
                                                         ---------------
       FRANCE - 7.6%
       Axa(a).................................   439,310       9,685,732
       Carrefour S.A.(a)......................     6,378         309,829
       Credit Agricole S.A.(a)................   225,550       5,494,847
       France Telecom(a)......................    18,904         493,237
       Pernod Ricard S.A.(a)..................    37,450       4,794,433
       Renault S.A.(a)........................    18,920       1,442,707
       Sanofi-Synthelabo S.A.(a)..............   110,483       7,011,581
       Suez S.A.(a)...........................   363,070       7,566,990
       Total Fina Elf S.A.(a).................     8,989       1,715,786
                                                         ---------------
                                                              38,515,142
                                                         ---------------
       GERMANY - 3.7%
       Bayerische Motoren Werke (BMW) AG(a)...   208,036       9,216,469
       Deutsche Telekom AG*...................   280,080       4,926,427
       Hypo Real Estate Holding AG*...........   142,150       4,174,715
       Linde AG(a)............................     2,250         123,990
       Schering AG............................     3,983         234,968
                                                         ---------------
                                                              18,676,569
                                                         ---------------

        ----------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                             SHARES      (NOTE 2)
        ----------------------------------------------------------------

        GREECE - 0.7%
        Coca Cola Hellenic Bottling Co., S.A.    143,610 $     3,348,184
                                                         ---------------
        HONG KONG - 2.1%
        China Mengniu Dairy Co., Ltd.*.......  4,285,000       2,774,369
        CNOOC, Ltd........................... 12,143,500       5,137,832
        Esprit Holdings, Ltd.................    622,500       2,785,396
                                                         ---------------
                                                              10,697,597
                                                         ---------------
        HUNGARY - 1.8%
        MOL Magyar Olaj-es Gazipari Rt.(GDR).    105,890       4,129,710
        OTP Bank, Ltd. (GDR).................    126,670       5,225,138
                                                         ---------------
                                                               9,354,848
                                                         ---------------
        INDIA - 0.2%
        HDFC Bank, Ltd.(ADR).................     27,400         735,964
                                                         ---------------
        IRELAND - 1.3%
        Anglo Irish Bank Corp................    231,134       3,631,920
        Depfa Bank Plc*......................    192,950       2,806,286
        Irish Life & Permanent Plc...........      7,485         115,336
                                                         ---------------
                                                               6,553,542
                                                         ---------------
        ITALY - 1.2%
        Italcementi S.p.A....................    146,150       1,256,858
        Riunione Adriatica di Sicurta S.p.A..    261,020       4,740,610
                                                         ---------------
                                                               5,997,468
                                                         ---------------
        JAPAN - 24.0%
        Aiful Corp...........................     84,200       8,770,753
        Bridgestone Corp.(a).................    229,000       4,293,292
        Canon, Inc.(a).......................    140,000       7,362,019
        Chugai Pharmaceutical Co., Ltd.(a)...    292,300       4,576,502
        FUNAI ELECTRIC Co., Ltd..............     33,200       4,991,614
        Honda Motor Co., Ltd.................     16,700         803,347
        HUNET, Inc.(a).......................    390,000       1,023,641
        JACCS Co., Ltd.......................    240,000       1,545,201
        KDDI Corp............................      1,011       5,769,482
        Kibun Food Chemifa Co., Ltd.(a)......    200,000       3,658,146
        Lawson, Inc..........................     90,900       3,740,912
        Nissan Motor Co., Ltd................     57,600         638,976
        Seiko Epson Corp.....................    255,100       9,261,941
        Sekisui Chemical Co., Ltd.(a)........  1,338,000      11,269,816
        Softbank Corp.(a)....................    277,200      12,168,458
        Sompo Japan Insurance, Inc...........     16,000         163,153
        Sumitomo Bakelite Co., Ltd.(a).......    785,000       5,484,841
        Sumitomo Mitsui Financial Group, Inc.        549       3,755,563
        Takefuji Corp.(a)....................    107,440       7,772,193
        Tamron Co., Ltd.(a)..................     66,000       2,981,755
        Tanabe Seiyaku Co., Ltd..............    561,000       5,007,417
        Tokyo Gas Co., Ltd.(a)...............  2,606,000       9,223,302
        Toyota Motor Corp....................    196,300       7,934,940
                                                         ---------------
                                                             122,197,264
                                                         ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       -----------------------------------------------------------------

       KOREA - 1.7%
       Hanaro Telecom, Inc.*...................   827,172 $    1,882,702
       Hyundai Motor Co., Ltd..................    71,690      2,757,785
       Kookmin Bank*...........................   120,560      3,745,655
                                                          --------------
                                                               8,386,142
                                                          --------------
       LUXEMBOURG - 0.9%
       Tenaris S.A. (ADR)......................   131,600      4,309,900
                                                          --------------
       MEXICO - 2.8%
       America Movil S.A. de C.V. (ADR)........    96,670      3,515,888
       Cemex S.A. de C.V. (ADR)................   168,739      4,910,305
       Grupo Elektra, S.A. de C.V..............   324,490      1,918,892
       Grupo Televisa, S.A.(ADR)...............    85,780      3,883,261
                                                          --------------
                                                              14,228,346
                                                          --------------
       NETHERLANDS - 1.3%
       ING Groep N.V...........................       331          7,822
       Koninklijke (Royal) Philips Electronics
         N.V...................................    23,177        624,772
       VNU N.V.................................   196,189      5,704,398
                                                          --------------
                                                               6,336,992
                                                          --------------

       NORWAY - 0.8%
       DNB Holding ASA(a)......................   572,480      3,906,896
                                                          --------------

       SINGAPORE - 2.2%
       DBS Group Holdings, Ltd.................   684,000      5,722,187
       Singapore Telecommunications, Ltd.(a)... 4,118,000      5,382,850
                                                          --------------
                                                              11,105,037
                                                          --------------

       SPAIN - 4.4%
       Altadis, S.A.(a)........................   233,580      7,226,901
       Antena 3 Television S.A.*...............       166          8,796
       Banco Bilbao Vizcaya Argentaria, S.A.(a)   591,610      7,912,625
       Iberdrola S.A.(a).......................    58,910      1,245,006
       Repsol YPF, S.A.(a).....................   245,400      5,380,589
       Telefonica S.A..........................    48,895        723,642
                                                          --------------
                                                              22,497,559
                                                          --------------

       SWEDEN - 4.1%
       Atlas Copco AB - A Shares...............   126,900      4,712,802
       Autoliv, Inc. (SDR).....................    65,440      2,734,637
       Sandvik AB(a)...........................   219,350      7,490,427
       Telefonaktiebolaget LM Ericsson*........ 2,024,360      5,971,405
                                                          --------------
                                                              20,909,271
                                                          --------------

       SWITZERLAND - 6.7%
       Credit Suisse Group.....................   101,760      3,617,158
       Nestle S.A..............................     2,300        613,627
       Novartis AG.............................   148,519      6,554,577
       Roche Holding AG........................    82,570      8,178,513
       Syngenta AG.............................    52,700      4,420,081
       UBS AG..................................   154,141     10,865,839
                                                          --------------
                                                              34,249,795
                                                          --------------

     ----------------------------------------------------------------------
     SECURITY                                   SHARES/PAR      VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     UNITED KINGDOM - 19.0%
     AstraZeneca Plc..........................      254,863 $   11,430,906
     Barclays Plc.............................      752,540      6,408,709
     BG Group Plc.............................       35,247        217,098
     BP Plc...................................      131,700      1,162,757
     BP Plc (ADR).............................      296,570     15,887,255
     British Sky Broadcasting Group Plc.......       30,201        340,554
     Cadbury Schweppes Plc....................      573,330      4,944,901
     CGNU Plc.................................      710,420      7,328,272
     Diageo Plc...............................       10,881        146,664
     easyJet Plc*.............................      676,570      1,956,355
     Johnston Press Plc.......................      321,130      3,298,033
     Kingfisher Plc...........................    1,038,942      5,391,517
     Reckitt Benckiser Plc....................      237,154      6,711,313
     Royal Bank of Scotland Group Plc.........      386,900     11,138,415
     TI Automotive, Ltd. - Class A*(c)........       45,100              0
     Unilever Plc.............................      107,330      1,052,671
     Vodafone Group Plc.......................    6,324,775     13,845,428
     William Hill Plc.........................      232,400      2,334,103
     Yell Group Plc...........................      508,890      3,180,551
                                                            --------------
                                                                96,775,502
                                                            --------------

     UNITED STATES - 1.0%
     Manpower, Inc............................      100,620      5,108,477
                                                            --------------
     Total Common Stocks
     (Cost $446,008,383)                                       484,120,439
                                                            --------------

     PREFERRED STOCK - 1.0%
     GERMANY - 1.0%
     Porsche AG
     (Cost $4,048,872)                                7,885      5,283,073
                                                            --------------

     SHORT-TERM INVESTMENTS - 23.5%
     State Street Bank & Trust Co.,
       Repurchase Agreement, dated
       06/30/04 at 0.15% to be repurchased
       at $ 17,526,000 on 07/01/04
       collateralized by $ 17,955,000 FHLB
       1.500% due 05/13/05 with a value of
       $17,879,248............................ $ 17,526,000     17,526,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).....................  101,839,532    101,839,532
                                                            --------------
     Total Short-Term Investments
     (Cost $119,365,532)                                       119,365,532
                                                            --------------

     TOTAL INVESTMENTS - 119.8%
     (Cost $569,422,787)                                       608,769,044

     Other Assets and Liabilities (net) - (19.8%)             (100,485,100)
                                                            --------------

     TOTAL NET ASSETS - 100.0%                              $  508,283,944
                                                            ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(b) Represents investment of collateral received from securities lending transactions.

(c) Illiquid securities representing in the aggregate 0.00% of net assets.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

SDR - Swedish Depository Receipt

FHLB - Federal Home Loan Bank
SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION 6/30/2004

                                                    VALUE     PERCENT OF
        INDUSTRY                                    (000)     NET ASSETS
        ----------------------------------------------------------------
        Airlines                                 $  1,956,355     0.4%
        Automotive                                 35,105,226     6.9%
        Banking                                    84,729,858    16.6%
        Beverages, Food & Tobacco                  28,162,300     5.5%
        Building Products                          10,879,965     2.1%
        Chemicals                                  21,174,739     4.2%
        Commercial Services & Supplies             21,732,438     4.3%
        Energy Equipment & Services                20,224,563     4.0%
        Financials - Diversified                   30,784,479     6.1%
        Food & Drug Retailing                         309,829     0.1%
        Hotels, Restaurants & Leisure               7,396,608     1.5%
        Household Products                          8,388,756     1.7%
        Insurance                                  21,917,767     4.3%
        Machinery                                   7,490,427     1.5%
        Media                                      21,615,321     4.3%
        Metals & Mining                             6,511,497     1.3%
        Oil & Gas                                  46,887,214     9.1%
        Paper & Forest Products                     8,255,826     1.6%
        Pharmaceuticals                            42,994,462     8.5%
        Real Estate                                 5,198,356     1.0%
        Retailers                                  13,836,717     2.7%
        Telecommunication Services - Diversified   43,850,809     8.6%
                                                 ------------    ----
                                                 $489,403,512    96.3%
                                                 ============    ====

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      COMMERCIAL PAPER - 48.1%
      BANKS - 28.6%
      Barclays U.S. Funding LLC 1.110%,
        due 08/25/04.......................... $  8,000,000 $   7,986,433
      CBA Finance, Inc.
        1.150%, due 08/09/04..................    4,000,000     3,995,017
       1.210%, due 08/23/04...................    5,000,000     4,991,093
      Chase Manhattan Bank 1.150%,
        due 08/06/04..........................    4,100,000     4,100,000
      Citibank N.A.
        1.190%, due 08/20/04..................    3,300,000     3,300,000
       1.290%, due 09/07/04...................    4,100,000     4,100,000
       1.340%, due 09/10/04...................    1,800,000     1,800,000
      National Australia Funding, Inc. 1.210%,
        due 07/19/04..........................    6,000,000     5,996,370
      Rabobank USA Financial Corp. 1.210%,
        due 09/07/04..........................    8,000,000     7,981,716
      Svenska Handelsbanken AB 1.295%, due
        09/24/04..............................    6,000,000     5,981,654
      Swedbank Forenings 1.560%, due
        10/21/04..............................    6,000,000     5,970,880
      Wells Fargo Bank NA 1.240%, due
        07/19/04..............................    4,100,000     4,100,000
                                                            -------------
                                                               60,303,163
                                                            -------------
      FINANCIALS - DIVERSIFIED - 19.5%
      CDC Commercial Paper, Inc.
        1.120%, due 08/19/04..................    8,000,000     7,987,804
      HBOS Treasury Services Plc
        1.450%, due 09/07/04..................    3,000,000     2,991,783
       1.585%, due 10/26/04...................    2,400,000     2,387,637
      Ing U. S. Funding LLC
        1.310%, due 09/02/04..................    2,300,000     2,294,727
       1.240%, due 09/10/04...................    6,000,000     5,985,327
      KFW International Finance, Inc.
        1.110%, due 08/23/04..................    8,000,000     7,986,927
      Shell Finance UK Plc 1.340%, due
        08/23/04..............................    7,900,000     7,884,415
      UBS Finance, Inc. 1.130%, due
        09/01/04..............................    3,500,000     3,493,189
                                                            -------------
                                                               41,011,809
                                                            -------------
      Total Commercial Paper
      (Cost $101,314,972)                                     101,314,972
                                                            -------------
      CORPORATE NOTES - 3.1%
      FINANCIALS - DIVERSIFIED - 3.1%
      General Electric Capital Corp.
        1.050%, due 07/07/04..................    3,600,000     3,599,370
       1.040%, due 07/08/04...................    3,000,000     2,999,393
                                                            -------------
      Total Corporate Notes
      (Cost $6,598,763)                                         6,598,763
                                                            -------------

    -----------------------------------------------------------------------
    SECURITY                                        PAR          VALUE
    DESCRIPTION                                    AMOUNT       (NOTE 2)
    -----------------------------------------------------------------------

    U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - 41.3%
    Federal Home Loan Bank
      1.165%, due 07/16/04..................... $  6,700,000 $   6,696,748
     1.210%, due 09/01/04......................    7,300,000     7,284,787
    Federal Home Loan Mortgage Corporation
      1.030%, due 07/06/04.....................    3,700,000     3,699,471
     1.000%, due 07/19/04......................   10,000,000     9,995,000
     1.260%, due 09/24/04......................    6,000,000     5,982,150
     1.465%, due 09/28/04......................    9,500,000     9,465,006
     1.298%, due 09/30/04......................   12,000,000    11,955,410
    Federal National Mortgage Association
      1.005%, due 07/01/04.....................    7,200,000     7,200,000
     1.045%, due 07/14/04......................    2,400,000     2,399,094
     1.055%, due 08/04/04......................    2,400,000     2,397,609
     1.065%, due 08/04/04......................    8,000,000     7,991,953
     1.370%, due 09/08/04......................   12,000,000    11,968,490
                                                             -------------
    Total U.S. Government & Agency Discount Notes
    (Cost $87,035,718)                                          87,035,718
                                                             -------------
    FOREIGN GOVERNMENT & AGENCY - 3.5%
    Swedish National Housing Finance Corp.
      1.070%, due 07/15/04
    (Cost $7,396,921)..........................    7,400,000     7,396,921
                                                             -------------
    REPURCHASE AGREEMENTS - 4.7%
    Credit Suisse First Boston Corp.,
      Repurchase Agreement, dated 06/30/04
      at 1.20% to be repurchased at
      $9,800,327 on 07/01/04 collateralized
      by $8,782,000 USTIIN 3.00% due
      07/15/12 with a value of
      $10,054,395..............................    9,800,000     9,800,000
    State Street Bank & Trust Co., Repurchase
      Agreement, dated 06/30/04 at 0.05% to
      be repurchased at $143, 000 on
      07/01/04 collateralized by $150,000
      FNMA 3.00% due 07/16/13 with value of
      $146,625.................................      143,000       143,000
                                                             -------------
    Total Repurchase Agreements
    (Cost $9,943,000)                                            9,943,000
                                                             -------------

    TOTAL INVESTMENTS - 100.7%
    (Cost $212,289,374)                                        212,289,374

    Other Assets and Liabilities (net) - (0.7%)                 (1,465,112)
                                                             -------------

    TOTAL NET ASSETS - 100.0%                                $ 210,824,262
                                                             =============

PORTFOLIO FOOTNOTES:

USTIIN - United States Treasury Inflation Index Note

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
NEUBERGER BERMAN REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        COMMON STOCKS - 94.2%
        APARTMENTS - 16.6%
        Apartment Investment & Management Co. -
          Class A (REIT).......................... 118,800 $   3,698,244
        Archstone-Smith Trust (REIT).............. 112,800     3,308,424
        Avalonbay Communities, Inc. (REIT)........  93,700     5,295,924
        BRE Properties, Inc. (REIT)...............  37,700     1,310,075
        Equity Residential (REIT)................. 133,800     3,977,874
        Home Properties, Inc. (REIT)..............  48,100     1,874,938
        United Dominion Realty Trust, Inc. (REIT). 180,000     3,560,400
                                                           -------------
                                                              23,025,879
                                                           -------------
        COMMUNITY CENTERS - 8.4%
        Developers Diversified Realty Corp. (REIT)  89,300     3,158,541
        Federal Realty Investment Trust (REIT)....  94,500     3,930,255
        Pan Pacific Retail Properties, Inc. (REIT)  52,600     2,657,352
        Tanger Factory Outlet Centers,
          Inc. (REIT).............................  50,400     1,970,640
                                                           -------------
                                                              11,716,788
                                                           -------------
        DIVERSIFIED - 6.3%
        Colonial Properties Trust (REIT)..........  50,400     1,941,912
        Vornado Realty Trust (REIT)............... 119,500     6,824,645
                                                           -------------
                                                               8,766,557
                                                           -------------
        HEALTH CARE - 2.2%
        Ventas, Inc. (REIT)....................... 133,100     3,107,885
                                                           -------------
        INDUSTRIALS - 6.4%
        CenterPoint Properties Trust (REIT).......  50,300     3,860,525
        EastGroup Properties, Inc. (REIT).........  36,000     1,212,120
        ProLogis (REIT)........................... 116,700     3,841,764
                                                           -------------
                                                               8,914,409
                                                           -------------
        LODGING - 8.6%
        Host Marriott Corp. (REIT)*............... 377,800     4,669,608
        La Quinta Corp.*.......................... 314,700     2,643,480
        LaSalle Hotel Properties (REIT)........... 107,100     2,613,240
        Starwood Hotels & Resorts Worldwide,
          Inc. - Class B..........................  45,400     2,036,190
                                                           -------------
                                                              11,962,518
                                                           -------------
        MANUFACTURED HOMES - 3.5%
        Manufactured Home Communities,
          Inc. (REIT)............................. 146,400     4,859,016
                                                           -------------
        OFFICE - 21.3%
        Alexandria Real Estate Equities,
          Inc. (REIT).............................  53,600     3,043,408
        Arden Realty, Inc (REIT)..................  62,200     1,829,302
        Boston Properties, Inc. (REIT)............  86,400     4,326,912
        Brookfield Properties Corp................ 128,700     3,700,125
        CarrAmerica Realty Corp. (REIT)(a)........  88,000     2,660,240

       -----------------------------------------------------------------
       SECURITY                                  SHARES/PAR    VALUE
       DESCRIPTION                                 AMOUNT     (NOTE 2)
       -----------------------------------------------------------------

       OFFICE - CONTINUED
       HRPT Properties Trust (REIT).............    117,300 $  1,174,173
       Kilroy Realty Corp. (REIT)...............     45,300    1,544,730
       Koger Equity, Inc. (REIT)*...............    113,200    2,617,184
       Mack-Cali Realty Corp. (REIT)............     49,900    2,064,862
       SL Green Realty Corp. (REIT).............     73,300    3,430,440
       Trizec Properties, Inc. (REIT)...........    202,300    3,289,398
                                                            ------------
                                                              29,680,774
                                                            ------------
       OFFICE INDUSTRIAL - 4.9%
       Bedford Property Investors, Inc. (REIT)..     96,400    2,818,736
       PS Business Parks, Inc. (REIT)...........     97,800    3,935,472
                                                            ------------
                                                               6,754,208
                                                            ------------
       REGIONAL MALLS - 16.0%
       CBL & Associates Properties, Inc. (REIT).     48,300    2,656,500
       General Growth Properties, Inc. (REIT)...    198,000    5,854,860
       Macerich Company (The) (REIT)............     82,700    3,958,849
       Simon Property Group, Inc. (REIT)........    128,600    6,612,612
       Taubman Centers, Inc. (REIT).............    137,200    3,140,508
                                                            ------------
                                                              22,223,329
                                                            ------------
       Total Common Stocks
       (Cost $124,045,927)                                   131,011,363
                                                            ------------

       SHORT-TERM INVESTMENTS - 5.0%
       State Street Bank & Trust Co., Repurchase
         Agreement, dated 06/30/04 at 0.15% to
         be repurchased at $7,001,029 on
         07/01/04 collateralized by $7,065,000
         FHLB 3.550% due 11/26/04 with a value
         of $7,141,337 (Cost $7,001,000)........ $7,001,000    7,001,000

       TOTAL INVESTMENTS - 99.2%
       (Cost $131,046,927)                                   138,012,363

       Other Assets and Liabilities (net) - 0.8%               1,062,324
                                                            ------------

       TOTAL NET ASSETS - 100.0%                            $139,074,687
                                                            ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

REIT - Real Estate Investment Trust

FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       -----------------------------------------------------------------

       COMMON STOCKS - 94.5%
       ADVERTISING - 0.4%
       Omnicom Group, Inc.....................      35,010 $   2,656,909
                                                           -------------
       AEROSPACE & DEFENSE - 2.7%
       Honeywell International, Inc...........     117,370     4,299,263
       Lockheed Martin Corp...................     101,700     5,296,536
       Northrop Grumman Corp..................      67,580     3,629,046
       United Technologies Corp...............      62,700     5,735,796
                                                           -------------
                                                              18,960,641
                                                           -------------
       AIR FREIGHT & LOGISTICS - 1.1%
       Expeditors International of Washington,
         Inc..................................      63,900     3,157,299
       United Parcel Service, Inc. - Class B..      63,500     4,773,295
                                                           -------------
                                                               7,930,594
                                                           -------------
       BANKS - 1.9%
       Bank of America Corp...................      80,500     6,811,910
       Bank One Corp..........................     132,790     6,772,290
                                                           -------------
                                                              13,584,200
                                                           -------------
       BEVERAGES - 3.7%
       Anheuser-Busch Co., Inc................     222,820    12,032,280
       Coca-Cola Co...........................      57,000     2,877,360
       PepsiCo, Inc...........................     217,150    11,700,042
                                                           -------------
                                                              26,609,682
                                                           -------------
       BIOTECHNOLOGY - 1.7%
       Applera Corp. - Applied Biosystems
         Group................................      92,620     2,014,485
       Biogen Idec, Inc*......................      91,300     5,774,725
       Digene Corp.*(a).......................      44,800     1,636,544
       Invitrogen Corp.*......................      36,800     2,649,232
       Martek Biosciences Corp.*..............       6,400       359,488
                                                           -------------
                                                              12,434,474
                                                           -------------
       CHEMICALS - 2.2%
       Air Products & Chemicals, Inc..........      74,600     3,912,770
       Dow Chemical Co........................      47,200     1,921,040
       E.I. du Pont de Nemours & Co...........      55,800     2,478,636
       Monsanto Co............................      22,000       847,000
       Praxair, Inc...........................     161,900     6,461,429
                                                           -------------
                                                              15,620,875
                                                           -------------
       COMMERCIAL SERVICES & SUPPLIES - 1.6%
       Kinder Morgan Management LLC...........     101,786     3,742,671
       Manpower, Inc..........................      35,300     1,792,181
       Waste Management, Inc..................     198,870     6,095,366
                                                           -------------
                                                              11,630,218
                                                           -------------
       COMMUNICATIONS EQUIPMENT & SERVICES - 4.8%
       Cisco Systems, Inc.*...................     663,350    15,721,395
       Lucent Technologies, Inc.*(a)..........     416,210     1,573,274

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                              SHARES      (NOTE 2)
        ----------------------------------------------------------------

        COMMUNICATIONS EQUIPMENT & SERVICES - CONTINUED
        Motorola, Inc.........................     225,400 $   4,113,550
        Nokia Oyj (ADR).......................     301,035     4,377,049
        Tektronix, Inc........................     129,400     4,402,188
        Telefonos de Mexico S.A. de C.V. (ADR)     107,300     3,569,871
                                                           -------------
                                                              33,757,327
                                                           -------------
        COMPUTERS & PERIPHERALS - 3.2%
        Dell, Inc.*...........................     226,600     8,116,812
        International Business Machines Corp..     165,100    14,553,565
                                                           -------------
                                                              22,670,377
                                                           -------------
        ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.0%
        Agilent Technologies, Inc.*...........     182,600     5,346,528
        L-3 Communications Holdings, Inc......      50,100     3,346,680
        PerkinElmer, Inc......................     125,100     2,507,004
        Vishay Intertechnology, Inc.*(a)......     143,570     2,667,531
                                                           -------------
                                                              13,867,743
                                                           -------------
        FINANCIALS - DIVERSIFIED - 6.9%
        American Express Co...................     193,200     9,926,616
        Bear Stearns Companies, Inc...........      41,000     3,456,710
        Citigroup, Inc........................     348,330    16,197,345
        J.P. Morgan Chase & Co................     106,690     4,136,371
        Morgan Stanley........................     209,500    11,055,315
        Prudential Financial, Inc.............      89,900     4,177,653
                                                           -------------
                                                              48,950,010
                                                           -------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 4.6%
        Johnson & Johnson.....................     200,300    11,156,710
        Medtronic, Inc........................     290,790    14,167,289
        Millipore Corp.*......................     132,430     7,465,079
                                                           -------------
                                                              32,789,078
                                                           -------------
        HEALTH CARE PROVIDERS & SERVICES - 1.0%
        Aetna, Inc............................      79,600     6,766,000
                                                           -------------
        HOTELS, RESTAURANTS & LEISURE - 1.8%
        Carnival Corp.........................     138,020     6,486,940
        Royal Caribbean Cruises, Ltd.(a)......     145,640     6,322,232
                                                           -------------
                                                              12,809,172
                                                           -------------
        HOUSEHOLD PRODUCTS - 2.8%
        Clorox Company, (The).................      69,500     3,737,710
        Estee Lauder Cos., Inc. - Class A.....     101,760     4,963,853
        Kimberly-Clark Corp...................      26,100     1,719,468
        Procter & Gamble Co...................     169,100     9,205,804
                                                           -------------
                                                              19,626,835
                                                           -------------
        INDUSTRIAL - DIVERSIFIED - 5.4%
        3M Co.................................       7,800       702,078
        General Electric Co...................   1,000,700    32,422,680
        Tyco International, Ltd...............     149,800     4,964,372
                                                           -------------
                                                              38,089,130
                                                           -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       -----------------------------------------------------------------

       INSURANCE - 1.6%
       American International Group, Inc......     131,580 $   9,379,023
       XL Capital, Ltd. - Class A.............      24,240     1,829,150
                                                           -------------
                                                              11,208,173
                                                           -------------
       INTERNET SOFTWARE & SERVICES - 1.8%
       Novell, Inc.*..........................     102,100       856,619
       Yahoo!, Inc.*..........................     335,700    12,195,981
                                                           -------------
                                                              13,052,600
                                                           -------------
       MACHINERY - 0.7%
       Ingersoll-Rand Co. - Class A...........      70,200     4,795,362
                                                           -------------
       MEDIA - 10.1%
       Clear Channel Communications, Inc......     178,520     6,596,314
       Comcast Corp. - Class A*...............     643,930    17,778,907
       Cox Communications, Inc. - Class A*....      54,600     1,517,334
       New York Times Co. - Class A...........      55,700     2,490,347
       News Corp., Ltd. (ADR)(a)..............     243,290     8,617,332
       Time Warner, Inc.*.....................     822,160    14,453,573
       Univision Communications, Inc. -
         Class A*(a)..........................     161,449     5,155,067
       Viacom, Inc. - Class B.................     416,720    14,885,238
                                                           -------------
                                                              71,494,112
                                                           -------------
       OIL & GAS - 5.9%
       Amerada Hess Corp......................      60,200     4,767,238
       BJ Services Co.*.......................      81,290     3,726,333
       Burlington Resources, Inc..............      89,300     3,230,874
       Encana Corp............................      69,800     3,000,057
       Exxon Mobil Corp.......................     295,980    13,144,472
       Halliburton Co.........................      81,530     2,467,098
       Murphy Oil Corp........................      30,100     2,218,370
       Schlumberger, Ltd......................      81,700     5,188,767
       Total Fina Elf S.A. (ADR)..............      44,960     4,319,757
                                                           -------------
                                                              42,062,966
                                                           -------------
       PHARMACEUTICALS - 9.4%
       Amgen, Inc.*...........................     121,200     6,613,884
       Dr. Reddy's Laboratories, Ltd. (ADR)(a)      51,500       895,070
       Eli Lilly & Co.........................     125,400     8,766,714
       Gilead Sciences, Inc.*.................      77,200     5,172,400
       MedImmune, Inc.*.......................      44,800     1,048,320
       Merck & Co., Inc.......................     140,600     6,678,500
       Novartis AG............................     181,854     8,025,748
       Pfizer, Inc............................     555,570    19,044,939
       Pharmaceutical Product Development,
         Inc.*................................      51,300     1,629,801
       Roche Holding AG.......................      25,874     2,562,805

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       -----------------------------------------------------------------

       PHARMACEUTICALS - CONTINUED
       Teva Pharmaceutical Industries, Ltd.
         (ADR)(a).............................      97,616 $   6,568,581
                                                           -------------
                                                              67,006,762
                                                           -------------
       RETAIL - MULTILINE - 4.0%
       Costco Wholesale Corp..................     109,800     4,509,486
       Federated Department Stores, Inc.......      76,700     3,765,970
       J.C. Penney Co., Inc...................      49,700     1,876,672
       Target Corp............................     187,300     7,954,631
       Wal-Mart Stores, Inc...................     139,700     7,370,572
       Walgreen Co............................      88,400     3,200,964
                                                           -------------
                                                              28,678,295
                                                           -------------
       RETAIL - SPECIALTY - 1.5%
       Foot Locker, Inc.......................      34,400       837,296
       Gap, Inc...............................     271,570     6,585,572
       Limited Brands.........................      41,400       774,180
       PETCO Animal Supplies, Inc.*...........      11,200       360,752
       PETsMART, Inc..........................      75,000     2,433,750
                                                           -------------
                                                              10,991,550
                                                           -------------
       ROAD & RAIL - 0.6%
       Canadian National Railway Co...........      36,050     1,571,419
       Norfolk Southern Corp..................      95,200     2,524,704
                                                           -------------
                                                               4,096,123
                                                           -------------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 4.0%
       Analog Devices, Inc....................      68,280     3,214,622
       Cypress Semiconductor Corp.*(a)........     179,220     2,543,132
       Intel Corp.............................     563,100    15,541,560
       Taiwan Semiconductor Manufacturing Co.,
         Ltd. (ADR)...........................     352,089     2,925,859
       Texas Instruments, Inc.................     178,720     4,321,450
                                                           -------------
                                                              28,546,623
                                                           -------------
       SOFTWARE - 7.1%
       Adobe Systems, Inc.....................     188,800     8,779,200
       Cadence Design Systems, Inc.*..........     185,040     2,707,135
       Citrix Systems, Inc.*..................     155,200     3,159,872
       EMC Corp.*.............................      92,100     1,049,940
       Microsoft Corp.........................     868,620    24,807,787
       SAP AG (ADR)...........................     137,500     5,748,875
       VERITAS Software Corp.*................     153,875     4,262,338
                                                           -------------
                                                              50,515,147
                                                           -------------
       Total Common Stocks
       (Cost $628,666,018)                                   671,200,978
                                                           -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

    -----------------------------------------------------------------------
    SECURITY                                     SHARES/PAR      VALUE
    DESCRIPTION                                    AMOUNT       (NOTE 2)
    -----------------------------------------------------------------------

    SHORT-TERM INVESTMENTS - 10.3%
    State Street Bank & Trust Co., Repurchase
      Agreement, dated 06/30/04 at 0.15% to
      be repurchased at $39,255,164 on
      07/01/04 collateralized by $39,935,000
      FHLMC 2.070% due 08/26/05 with value
      of $40,043,184........................... $ 39,255,000 $  39,255,000
    State Street Navigator Securities Lending
      Prime Portfolio(b).......................   33,459,308    33,459,308
                                                             -------------
    Total Short-Term Investments
    (Cost $72,714,308)                                          72,714,308
                                                             -------------

    TOTAL INVESTMENTS - 104.8%
    (Cost $701,380,326)                                        743,915,286

    Other Assets and Liabilities (net) - (4.8%)                (33,837,199)
                                                             -------------

    TOTAL NET ASSETS - 100.0%                                $ 710,078,087
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLMC - Federal Home Loan Mortgage Corp.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                      PAR          VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ---------------------------------------------------------------------

     ASSET-BACKED SECURITIES - 1.7%
     Asset-Backed Securities Corp. 1.739%,
       due 01/15/33 - Class A+................ $   2,916,241 $   2,934,694
     Equity One ABS, Inc. 1.600%, due
       04/25/34+..............................     2,948,639     2,942,293
     GSAMP Trust 1.620%, due 03/25/34+........     1,400,000     1,400,039
     Redwood Capital, Ltd. 2003-3 4.960%,
       due 01/09/06 (144A)(a)+................     1,200,000     1,202,352
     Redwood Capital, Ltd. 2003-4 3.410%,
       due 01/09/06 (144A)(a)+................     1,200,000     1,202,040
     Structured Asset Investment Loan Trust
       1.420%, due 06/25/33+..................       291,670       291,836
     Truman Capital Mortgage Loan Trust
       1.640%, due 01/25/34 - Class A1
       (144A)(b)+.............................       427,756       423,180
                                                             -------------
     Total Asset-Backed Securities
     (Cost $10,388,453)                                         10,396,434
                                                             -------------
     COLLATERALIZED MORTGAGE OBLIGATIONS - 1.7%
     Bank of America Mortgage Securities
       6.500%, due 09/25/33+..................       846,984       865,078
     Bear Stearns ARM Trust 4.357%, due
       01/25/34+..............................     7,699,523     7,723,352
     Sequoia Mortgage Trust 1.630%, due
       10/19/26 - Class A+....................     1,895,827     1,896,621
                                                             -------------
     Total Collateralized Mortgage Obligations
     (Cost $10,586,054)                                         10,485,051
                                                             -------------
     MUNICIPALS - 0.3%
     California County Tob Securitization
       Agency 5.625%, due 06/01/23............       200,000       179,524
     Golden St Tob Securitization Corp.
       6.750%, due 06/01/39...................     1,000,000       899,680
     Ohio State 5.000%, due 06/15/13..........     1,000,000     1,080,780
                                                             -------------
     Total Municipals
     (Cost $2,147,394)                                           2,159,984
                                                             -------------

     CORPORATE BONDS - 4.3%
     FINANCIALS - DIVERSIFIED - 1.8%
     Countrywide Home Loans, Inc. 1.360%,
       due 02/23/05+..........................     4,500,000     4,499,064
     Ford Motor Credit Co. 3.045%, due
       10/25/04+..............................       800,000       803,461
     General Motors Acceptance Corp. 2.135%,
       due 05/18/06+..........................     3,800,000     3,809,200
     Small Business Administration 4.504%,
       due 02/10/14...........................     2,781,042     2,636,112
                                                             -------------
                                                                11,747,837
                                                             -------------
     INSURANCE - 0.1%
     Residential Reinsurance, Ltd. 6.260%, due
       06/08/06 (144A)(a)+....................       500,000       507,500
                                                             -------------

     ----------------------------------------------------------------------
     SECURITY                                       PAR          VALUE
     DESCRIPTION                                   AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     METALS & MINING - 0.2%
     Alcan Aluminum, Inc. 1.624%, due
       12/08/04 (144A)(b)+..................... $   1,200,000 $   1,200,033
                                                              -------------
     MISCELLANEOUS - 0.4%
     Phoenix Quake Wind, Ltd.
       4.050%, due 07/03/08 (144A)(a)+.........     1,500,000     1,542,120
     Vita Capital, Ltd.
       2.950%, due 01/01/07 (144A)(a)+.........       800,000       806,896
                                                              -------------
                                                                  2,349,016
                                                              -------------
     OIL & GAS - 0.7%
     Halliburton Co.
       2.650%, due 10/17/05+...................     1,200,000     1,212,416
      1.920%, due 01/26/07 (144A)(b)+..........     3,490,000     3,489,222
                                                              -------------
                                                                  4,701,638
                                                              -------------
     TELECOMMUNICATION SERVICES - WIRELESS - 0.9%
     Sprint Capital Corp. 7.900%, due
       03/15/05................................     2,500,000     2,591,948
     Verizon Wireless Capital, Ltd. 1.350%, due
       05/23/05 (144A)(b)+.....................     3,100,000     3,097,876
                                                              -------------
                                                                  5,689,824
                                                              -------------
     UTILITIES - 0.2%
     Entergy Gulf States
       2.434%, due 06/18/07 (144A)(b)+.........     1,100,000     1,103,193
                                                              -------------
     Total Corporate Bonds
     (Cost $27,457,526)                                          27,299,041
                                                              -------------

     FOREIGN BONDS & DEBT SECURITIES - 1.7%
     FOREIGN GOVERNMENT - 1.7%
     Federal Republic of Brazil 8.000%, due
       04/15/14................................     1,172,771     1,071,913
     Government of France 3.000%, due
       07/25/12................................     7,368,900     9,739,018
                                                              -------------
     Total Foreign Bonds & Debt Securities
     (Cost $10,880,496)                                          10,810,931
                                                              -------------

     U.S. GOVERNMENT & AGENCY OBLIGATIONS - 106.4%
     U.S. Treasury Inflation Index Bond
       3.875%, due 04/15/29....................    76,293,239    97,309,661
      3.375%, due 04/15/32.....................     3,190,050     3,883,139
     U.S. Treasury Inflation Index Note
       3.375%, due 01/15/07....................   100,646,260   107,837,032
      3.625%, due 01/15/08.....................    59,572,080    65,122,113
      3.875%, due 01/15/09.....................    56,152,696    62,619,072
      4.250%, due 01/15/10.....................    34,041,774    38,972,521
      3.500%, due 01/15/11.....................    37,196,978    41,311,931
      3.375%, due 01/15/12.....................     3,188,910     3,533,963
      3.000%, due 07/15/12.....................   107,074,500   115,791,114
      1.875%, due 07/15/13.....................    20,553,200    20,309,953
      2.000%, due 01/15/14.....................   111,874,005   111,244,825
                                                              -------------
     Total U.S. Government & Agency Obligations
     (Cost $661,809,786)                                        667,935,324
                                                              -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


          -------------------------------------------------------------
          SECURITY                              PAR          VALUE
          DESCRIPTION                          AMOUNT       (NOTE 2)
          -------------------------------------------------------------

          SHORT-TERM INVESTMENTS - 90.4%
          U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - 56.2%
          Federal Home Loan Bank
            1.010%, due 07/02/04(c)........ $  16,500,000 $  16,499,537
           1.250%, due 09/01/04(c).........     6,000,000     5,987,083
           1.410%, due 09/15/04(c).........     6,000,000     5,982,140
          Federal Home Loan Mortgage Corp.
            1.010%, due 07/15/04(c)........     5,100,000     5,097,997
           1.055%, due 08/03/04(c).........     2,800,000     2,797,292
           1.060%, due 08/03/04(c).........       100,000        99,903
           1.125%, due 08/10/04(c).........     5,200,000     5,193,500
           1.150%, due 08/17/04(c).........    11,700,000    11,682,434
           1.195%, due 08/17/04(c).........     4,000,000     3,993,759
           1.205%, due 08/20/04(c).........     6,000,000     5,989,958
           1.079%, due 08/23/04(c).........     6,100,000     6,088,505
           1.175%, due 08/24/04(c).........     4,400,000     4,392,245
           1.210%, due 08/31/04(c).........    10,400,000    10,378,677
           1.215%, due 08/31/04(c).........     6,000,000     5,987,648
           1.275%, due 09/07/04(c).........     7,100,000     7,082,901
           1.315%, due 09/07/04(c).........     4,500,000     4,488,822
           1.320%, due 09/07/04(c).........     6,000,000     5,985,040
           1.200%, due 09/13/04(c).........    10,600,000    10,573,853
           1.445%, due 09/14/04(c).........    12,000,000    11,963,875
           1.260%, due 09/20/04(c).........     4,500,000     4,487,243
           1.435%, due 09/21/04(c).........    16,700,000    16,645,345
           1.280%, due 09/22/04(c).........     5,900,000     5,882,589
           1.465%, due 09/28/04(c).........    17,000,000    16,938,162
           1.298%, due 09/30/04(c).........     6,100,000     6,077,333
           1.300%, due 09/30/04(c).........     5,900,000     5,880,612
           1.520%, due 10/13/04(c).........     4,600,000     4,579,801
           1.560%, due 10/20/04(c).........     6,200,000     6,170,178
          Federal National Mortgage Assoc.
            1.005%, due 07/01/04(c)........     5,100,000     5,100,000
           1.010%, due 07/01/04(c).........     5,000,000     5,000,000
           1.030%, due 07/01/04(c).........     3,000,000     3,000,000
           1.000%, due 07/02/04............     5,000,000     4,999,861
           1.045%, due 07/21/04(c).........     4,300,000     4,297,504
           1.055%, due 07/28/04(c).........     5,800,000     5,795,411
           1.055%, due 08/04/04(c).........     5,200,000     5,194,819
           1.065%, due 08/04/04(c).........     3,700,000     3,696,278
           1.100%, due 08/04/04(c).........     5,300,000     5,294,494
           1.125%, due 08/11/04(c).........    14,500,000    14,481,422
           1.130%, due 08/11/04(c).........     5,900,000     5,892,407
           1.150%, due 08/18/04(c).........    17,200,000    17,173,627
           1.155%, due 08/18/04(c).........     4,400,000     4,393,224
           1.180%, due 08/25/04(c).........    11,800,000    11,778,727
           1.185%, due 08/25/04(c).........     6,000,000     5,989,138
           1.230%, due 09/01/04(c).........     6,000,000     5,987,290
           1.250%, due 09/01/04(c).........     6,000,000     5,987,083
           1.405%, due 09/08/04(c).........    16,400,000    16,355,836
           1.430%, due 09/08/04(c).........     6,000,000     5,983,555

          ------------------------------------------------------------
          SECURITY                             PAR          VALUE
          DESCRIPTION                         AMOUNT       (NOTE 2)
          ------------------------------------------------------------

          U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - CONTINUED
           1.427%, due 09/22/04(c)........ $   6,200,000 $   6,179,487
           1.520%, due 10/15/04(c)........     4,600,000     4,579,006
           1.530%, due 10/18/04(c)........     2,800,000     2,787,029
           1.530%, due 10/20/04(c)........     6,200,000     6,170,751
          U.S. Treasury Bill
            1.194%, due 09/16/04..........        65,000        64,828
                                                         -------------
                                                           353,108,209
                                                         -------------
          COMMERCIAL PAPER - 33.7%
          ASB Bank, Ltd.
            1.140%, due 08/30/04..........     2,000,000     1,996,200
           1.490%, due 09/22/04...........     8,300,000     8,271,487
          Bank of Ireland
            1.260%, due 09/01/04..........    16,400,000    16,364,553
           1.280%, due 09/08/04...........     1,600,000     1,596,075
          Barclays Plc
            1.110%, due 08/25/04..........     8,000,000     7,986,433
           1.110%, due 08/26/04...........       200,000       199,655
           1.280%, due 09/21/04...........     2,200,000     2,193,586
          CBA Finance, Inc.
            1.080%, due 07/27/04..........       700,000       699,454
          CDC Commercial Paper, Inc.
            1.120%, due 08/19/04 (144A)(b)     2,100,000     2,096,799
           1.320%, due 09/10/04 (144A)(b).       600,000       598,438
           1.250%, due 09/16/04 (144A)(b).    10,400,000    10,372,194
           1.260%, due 09/22/04 (144A)(b).     3,500,000     3,489,833
           1.270%, due 09/24/04 (144A)(b).     1,500,000     1,495,502
          Citibank NA
            1.100%, due 08/05/04..........     1,500,000     1,500,000
           1.190%, due 08/20/04...........     7,300,000     7,300,000
           1.215%, due 08/23/04...........     1,100,000     1,100,000
          Danske Corp.
            1.260%, due 09/14/04..........     1,500,000     1,496,062
           1.270%, due 09/20/04...........     4,800,000     4,786,284
          European Investment Bank
            1.030%, due 07/02/04..........       900,000       899,974
          General Electric Capital Corp.
            1.040%, due 07/08/04..........    10,000,000     9,997,978
           1.060%, due 07/09/04...........       100,000        99,976
           1.060%, due 07/16/04...........       700,000       699,691
           1.110%, due 08/13/04...........       200,000       199,735
          HBOS Treasury Services Plc
            1.035%, due 07/01/04..........       100,000       100,000
           1.080%, due 07/22/04...........       200,000       199,874
           1.250%, due 08/25/04...........       400,000       399,236
           1.250%, due 08/31/04...........       100,000        99,788
           1.150%, due 09/03/04...........       100,000        99,796
           1.235%, due 09/10/04...........     8,700,000     8,678,809
           1.290%, due 09/24/04...........     2,100,000     2,093,604
           1.640%, due 10/26/04...........     4,100,000     4,078,147

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                      PAR          VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ---------------------------------------------------------------------

     COMMERCIAL PAPER - CONTINUED
     ING U.S. Funding LLC
       1.345%, due 09/09/04................... $   6,000,000 $   5,984,308
     Nestle Capital Corp.
       1.240%, due 09/14/04...................    14,600,000    14,562,283
     Pfizer, Inc.
       1.160%, due 07/30/04...................     6,900,000     6,893,552
      1.300%, due 08/18/04....................     6,100,000     6,089,427
     Rabobank USA Financial Corp.
       1.110%, due 08/23/04...................     2,700,000     2,695,588
      1.240%, due 09/13/04....................       300,000       299,235
     Royal Bank of Scotland Plc
       1.050%, due 07/14/04...................       600,000       599,773
      1.090%, due 08/06/04....................       300,000       299,673
      1.135%, due 09/01/04....................       200,000       199,609
     Shell Finance Plc
       1.240%, due 09/14/04...................    11,700,000    11,669,775
     Svenska Handelsbanken, Inc.
       1.075%, due 07/28/04...................     3,100,000     3,097,500
      1.090%, due 08/03/04....................       200,000       199,800
      1.250%, due 09/01/04....................    12,700,000    12,672,660
      1.295%, due 09/24/04....................     2,000,000     1,993,885
     Swedbank, Inc.
       1.560%, due 10/21/04...................     6,100,000     6,070,395
     Total Fina Elf Capital 1.420%, due
       07/01/04...............................     5,300,000     5,300,000
     UBS Finance, Inc.
       1.040%, due 07/06/04...................     4,700,000     4,699,321
      1.110%, due 08/24/04....................       100,000        99,833
      1.135%, due 09/01/04....................       100,000        99,805
      1.130%, due 09/07/04....................     1,900,000     1,895,945
      1.265%, due 09/20/04....................     1,400,000     1,396,015
      1.270%, due 09/23/04....................       400,000       398,815
     Wells Fargo Bank NA
       1.090%, due 07/07/04...................       200,000       200,000
      1.240%, due 07/19/04....................    10,700,000    10,700,000
     Westpac Capital Corp.
       1.030%, due 07/12/04...................       100,000        99,969
      1.030%, due 07/16/04....................       100,000        99,957
      1.385%, due 09/10/04....................     5,800,000     5,784,157
     Westpac Trust Securities, Ltd.
       1.220%, due 08/25/04...................     6,500,000     6,487,885
                                                             -------------
                                                               211,778,328
                                                             -------------
     REPURCHASE AGREEMENTS - 0.5%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 06/30/04 at 0.10% to
       be repurchased at $2,784,008 on
       07/01/04 collateralized by $2,870,000
       FHLB 2.08% due 06/30/06 with a value
       of $2,841,300..........................     2,784,000     2,784,000
                                                             -------------
     Total Short-Term Investments
     (Cost $567,670,526)                                       567,670,537
                                                             -------------

       ------------------------------------------------------------------
       SECURITY                                 PAR           VALUE
       DESCRIPTION                             AMOUNT        (NOTE 2)
       ------------------------------------------------------------------

       OPTIONS - 0.0%
       Treasury Inflation Index Puts Expire
         08/27/04 (Cost $22,812)........... $ 146,000,000 $            0
                                                          --------------

       TOTAL INVESTMENTS - 206.5%
       (Cost $1,290,963,047)                               1,296,757,302

       Other Assets and Liabilities
         (net) - (106.5%)                                   (668,788,617)
                                                          --------------

       TOTAL NET ASSETS - 100.0%                          $  627,968,685
                                                          ==============

PORTFOLIO FOOTNOTES:

+ Variable or floating rate security. The stated rate represents the rate at June 30, 2004.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be illiquid by the Portfolio's adviser. These securities represent in the aggregate 0.84% of net assets.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(c) Zero coupon bond- Interest rate represents current yield to maturity.

FHLB - Federal Home Loan Bank

The adviser considers liquid securities as coverage for open derivatives.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



The following table summarizes the portfolio composition of the Portfolios' holdings at June 30, 2004, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used

                                                      PERCENT OF
                                                       PORTFOLIO
              PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
              ---------------------------------------------------
                 AAA/Government/Government Agency        81.12%
                 AA                                       0.30
                 A                                       17.07
                 BBB                                      1.30
                 BB                                       0.13
                 B                                        0.08
                                                        ------
                 Total:                                 100.00%
                                                        ======

                                                  STRIKE  NUMBER OF    VALUE
  PUT OPTIONS                          EXPIRATION PRICE   CONTRACTS   (NOTE 2)
  ----------------------------------------------------------------------------
  OTC 3 Month LIBOR Interest Rate Swap 10/07/2004 $6.50   (6,300,000) $  (731)
  OTC 3 Month LIBOR Interest Rate Swap 10/07/2004  6.00  (10,600,000)  (7,325)
  OTC 3 Month LIBOR Interest Rate Swap 11/02/2004  7.00  (15,100,000)  (1,933)
                                                                      -------
  (Written Option Premium $265,047)                                   $(9,989)
                                                                      =======

                                                  STRIKE  NUMBER OF    VALUE
  CALL OPTIONS                         EXPIRATION PRICE   CONTRACTS   (NOTE 2)
  ----------------------------------------------------------------------------
  OTC 3 Month LIBOR Interest Rate Swap 10/07/2004 $4.00   (6,300,000) $(3,566)
  OTC 3 Month LIBOR Interest Rate Swap 10/07/2004  3.80  (10,600,000)  (1,897)
  OTC 3 Month LIBOR Interest Rate Swap 11/02/2004  4.00  (15,100,000)  (1,676)
                                                                      -------
  (Written Option Premium $295,155)                                   $(7,139)
                                                                      =======

                                                                 VALUE
      SECURITY SOLD SHORT INTEREST RATE  MATURITY   PROCEEDS    (NOTE 2)
      --------------------------------------------------------------------
      U.S. Treasuary Note     4.25%     11/15/2013 $14,043,109 $14,215,042

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO PEA INNOVATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                             SHARES      (NOTE 2)
        ---------------------------------------------------------------

        COMMON STOCKS - 98.6%
        ADVERTISING - 2.6%
        Monster Worldwide, Inc.*.............     190,200 $   4,891,944
                                                          -------------
        BUSINESS SERVICES - 1.4%
        Accenture, Ltd. - Class A*...........      98,500     2,706,780
                                                          -------------
        COMMUNICATIONS EQUIPMENT - 21.3%
        Avaya, Inc.*.........................      57,300       904,767
        Cisco Systems, Inc.*.................     176,600     4,185,420
        Comverse Technology, Inc.*...........     310,200     6,185,388
        Corning, Inc.*(a)....................     231,700     3,026,002
        Foundry Networks, Inc.*(a)...........     320,100     4,503,807
        JDS Uniphase Corp.*..................     488,600     1,851,794
        Marvell Technology Group, Ltd.*......     109,198     2,915,586
        Nokia Oyj (ADR)......................     102,800     1,494,712
        Nortel Networks Corp.*...............     258,300     1,288,917
        Polycom, Inc.*.......................     143,100     3,206,871
        QUALCOMM, Inc........................      45,800     3,342,484
        Sonus Networks, Inc.*(a).............     373,000     1,782,940
        Telefonaktiebolaget LM Ericsson
          (ADR)*(a)..........................      47,100     1,409,232
        UTStarcom, Inc.*(a)..................     135,500     4,098,875
                                                          -------------
                                                             40,196,795
                                                          -------------
        COMMUNICATIONS EQUIPMENT & SERVICES - 2.3%
        Juniper Networks, Inc.*..............     176,800     4,343,976
                                                          -------------
        COMPUTER SOFTWARE & PROCESSING - 1.8%
        Cognizant Technology Solutions Corp.*     132,400     3,364,284
                                                          -------------
        COMPUTERS & PERIPHERALS - 3.7%
        Network Appliance, Inc.*.............     156,500     3,369,445
        SanDisk Corp.*(a)....................     122,100     2,648,349
        Western Digital Corp.*...............     104,700       906,702
                                                          -------------
                                                              6,924,496
                                                          -------------
        ELECTRONIC EQUIPMENT & INSTRUMENTS - 13.9%
        AU Optronics Corp. (ADR)*(a).........     185,300     3,014,831
        Broadcom Corp. - Class A*............      84,000     3,928,680
        Celestica, Inc.*(a)..................     293,600     5,857,320
        Flextronics International, Ltd.*.....     520,300     8,298,785
        Solectron Corp.*.....................     773,400     5,003,898
                                                          -------------
                                                             26,103,514
                                                          -------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 1.1%
        St. Jude Medical, Inc.*..............      28,400     2,148,460
                                                          -------------
        INDUSTRIAL CONGLOMERATES - 0.3%
        3Com Corp.*..........................      73,400       458,750
                                                          -------------
        INTERNET & CATALOG RETAIL - 2.2%
        Amazon.com, Inc.*....................      76,500     4,161,600
                                                          -------------

        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 24.5%
        Applied Materials, Inc.*.............     150,900     2,960,658
        Applied Micro Circuits Corp.*(a).....     233,600     1,242,752
        Cymer, Inc.*(a)......................      88,400     3,309,696

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       -----------------------------------------------------------------

       SEMICONDUCTOR EQUIPMENT & PRODUCTS - CONTINUED
       Cypress Semiconductor Corp.*(a)........     184,600 $   2,619,474
       Intel Corp.............................     126,400     3,488,640
       KLA-Tencor Corp.*......................      51,910     2,563,316
       Kulicke & Soffa Industries, Inc.*(a)...     135,500     1,485,080
       Linear Technology Corp.................      67,300     2,656,331
       Micron Technology, Inc.*...............     117,200     1,794,332
       National Semiconductor Corp.*..........     291,500     6,410,085
       NVIDIA Corp.*..........................     170,900     3,503,450
       OmniVision Technologies, Inc.*(a)......     201,006     3,206,046
       Taiwan Semiconductor Manufacturing Co.,
         Ltd. (ADR)...........................     414,560     3,444,992
       Texas Instruments, Inc.................     176,400     4,265,352
       United Microelectronics Corp. (ADR)(a).     754,331     3,251,166
                                                           -------------
                                                              46,201,370
                                                           -------------
       SOFTWARE - 23.5%
       Avid Technology, Inc.*(a)..............      79,100     4,316,487
       BEA Systems, Inc.*.....................     166,700     1,370,274
       EMC Corp.*.............................     276,329     3,150,151
       Macromedia, Inc.*......................     119,100     2,923,905
       Mercury Interactive Corp.*.............      65,156     3,246,723
       Microsoft Corp.........................      73,300     2,093,448
       Novell, Inc.*..........................     194,800     1,634,372
       Oracle Corp.*..........................     242,300     2,890,639
       Red Hat, Inc.*(a)......................      87,500     2,009,875
       SAP AG (ADR)...........................     146,100     6,108,441
       Siebel Systems, Inc.*..................     284,200     3,035,256
       Symantec Corp.*........................      60,800     2,661,824
       Take-Two Interactive Software, Inc.*(a)     158,000     4,841,120
       VERITAS Software Corp.*................     142,900     3,958,330
                                                           -------------
                                                              44,240,845
                                                           -------------
       Total Common Stocks
       (Cost $185,876,091)                                   185,742,814
                                                           -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO PEA INNOVATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

    ------------------------------------------------------------------------
    SECURITY                                      SHARES/PAR      VALUE
    DESCRIPTION                                     AMOUNT       (NOTE 2)
    ------------------------------------------------------------------------

    SHORT-TERM INVESTMENTS - 25.7%
    State Street Bank & Trust Co., Repurchase
      Agreement, dated 06/30/04 at 0.15% to
      be repurchased at $7,055,000 on
      07/01/04 collateralized by $6,905,000
      FNMA 5.25% due 06/15/06 with a value
      of $7,199,540............................. $  7,055,000 $   7,055,000
    State Street Navigator Securities
      Lending Prime Portfolio(b)................   41,303,627    41,303,627
                                                              -------------
    Total Short-Term Investments
    (Cost $48,358,627)                                           48,358,627
                                                              -------------

    TOTAL INVESTMENTS - 124.3%
    (Cost $234,234,718)                                         234,101,441

    Other Assets and Liabilities (net) - (24.3%)                (45,729,205)
                                                              -------------

    TOTAL NET ASSETS - 100.0%                                 $ 188,372,236
                                                              =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      MUNICIPALS - 3.4%
      Badger Tobacco Asset Securitization
        Corp. 6.375%, due 06/01/32.......... $    360,000 $        304,106
      California Infrastructure & Economic
        Development 5.000%, due
        07/01/36............................    1,350,000        1,318,397
      California State Economic Recovery
        5.250%, due 07/01/12................    3,300,000        3,622,146
      Clark Country Nevada School District
        5.375%, due 06/15/13................    2,000,000        2,216,080
      Detroit Michigan Sewage Disposal
        Revenue 5.000%, due 07/01/32........    2,500,000        2,473,975
      Energy Northwest Wash Electric Revenue
        5.500%, due 07/01/12................    1,600,000        1,771,904
       5.500%, due 07/01/14.................    2,000,000        2,208,560
      Florida State, Series A 5.000%, due
        06/01/32............................    1,250,000        1,227,788
      Florida State Board of Education
        5.000%, due 06/01/32................    2,925,000        2,881,564
      Florida State Turnpike Authority
        5.000%, due 07/01/33................    1,500,000        1,472,955
      Georgia State, Series B 5.000%, due
        05/01/20............................    2,000,000        2,066,520
      Golden State Tob Securitization Corp.
        6.250%, due 06/01/33................      640,000          577,126
       6.750%, due 06/01/39.................    3,400,000        3,058,912
      Illinois State 5.100%, due 06/01/33...    1,900,000        1,685,794
      New York City Municipal Water Finance
        Authority 5.000%, due 06/15/35......    1,300,000        1,258,231
      New York State Dormitory Authority
        Revenues 5.000%, due 03/15/27.......      600,000          587,208
      New York State Urban Development
        Corp. 6.500%, due 01/01/10..........    1,200,000        1,385,400
      North Carolina State 5.000%, due
        03/01/12............................      700,000          761,593
      South Carolina Transportation
        Infrastructure 5.000%, due
        10/01/33............................    2,900,000        2,847,307
      Tacoma Washington Regional Water
        Supply Systems 5.000%, due
        12/01/32............................      800,000          779,824
      Tobacco Settlement Financing Corp.
        6.250%, due 06/01/42................    1,300,000        1,069,042
      Tobacco Settlement Funding Corp
        6.375%, due 06/01/32................    1,400,000        1,255,604
       5.875%, due 05/15/39.................      800,000          644,824
      Tobacco Settlement Revenue
        Management 6.375%, due
        05/15/28............................    1,800,000        1,546,326

     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     MUNICIPALS - CONTINUED
     Utah Trans Authority Sales Tax Revenues
       5.000%, due 06/15/32................. $  1,000,000 $        974,980
     Virginia College Building Authority Va
       Revenues 5.000%, due 02/01/10........    1,500,000        1,623,975
     Wisconsin State
       5.000%, due 05/01/13.................    3,000,000        3,232,500
                                                          ----------------
     Total Municipals (Cost $46,475,720)                        44,852,641
                                                          ----------------

     DOMESTIC BONDS & DEBT SECURITIES - 11.2%
     ASSET-BACKED SECURITIES - 1.6%
     Bear Stearns Asset-Backed Securities,
       Inc. 1.700%, due 10/27/32^...........      239,360          240,205
     Chase Funding Mortgage Loan
       1.630%, due 09/25/29^................    2,817,236        2,821,819
     Countrywide Asset-Backed Certificates
       1.410%, due 08/25/23^................    4,640,056        4,637,880
     Credit-Based Asset Servicing &
       Securitization 1.640%, due
       08/25/29^............................      348,677          349,518
     Encore Credit Corp. 1.450%, due
       03/25/24^............................    3,400,000        3,396,909
     First Franklin Mortgage Loan Trust
       2.800%, due 02/25/33^................    2,773,783        2,788,944
     Household Home Equity Loan Trust
       1.630%, due 10/20/32^................      413,108          413,796
     MLCC Mortgage Investors, Inc. 1.619%,
       due 03/15/25^........................      262,878          263,779
     Quest Trust 1.851%, due
       06/25/34^(144A)(b)...................    2,700,000        2,694,837
     Structured Asset Securities Corp.
       1.800%, due 05/25/32^................    2,870,213        2,879,847
     United Airlines, Inc. 1.535%, due
       03/02/49^............................      341,348          280,908
     Vanderbilt Mortgage Finance, Inc.
       6.545%, due 04/07/18.................      110,013          113,410
                                                          ----------------
                                                                20,881,852
                                                          ----------------

     AUTOMOBILES - 0.5%
     Ford Motor Co. 7.450%, due
       07/16/31.............................      840,000          802,958
     Ford Motor Credit Co.
       6.700%, due 07/16/04.................      400,000          400,574
     General Motors Acceptance Corp.
       8.000%, due 11/01/31.................    3,200,000        3,287,888
     General Motors Corp.
       8.250%, due 07/15/23.................    1,400,000        1,469,727
     Daimler Chrysler North America
       Holdings 8.500%, due 01/18/31........      900,000        1,036,990
                                                          ----------------
                                                                 6,998,137
                                                          ----------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     COLLATERALIZED MORTGAGE OBLIGATIONS - 5.0%
     Bank America Mortgage Securities
       1.750%, due 01/25/34^................ $  4,138,896 $      4,140,566
     Bear Stearns Adjustable Rate Mortgage
       Trust 5.380%, due 02/25/33^..........      723,422          728,636
     Bear Stearns Commercial Mortgage
       Securities, Inc. 1.550%, due
       05/14/16^(144A)(c)...................    6,500,000        6,494,589
      5.060%, due 11/15/16..................      458,151          471,021
     Cendant Mortgage Corp.
       6.000%, due 07/25/43 (144A)(c).......    1,979,534        2,055,121
     Countrywide Alternative Loan Trust
       5.750%, due 07/25/32.................    5,196,863        5,222,528
     Countrywide Home Loans
       6.000%, due 08/25/17.................    2,906,003        2,910,696
      6.500%, due 07/25/32..................      573,692          574,544
     Credit Suisse First Boston Mortgage
       Securities Corp.
       5.750%, due 09/22/17.................    4,636,720        4,725,516
      1.700%, due 02/25/32^.................      165,289          165,444
      2.478%, due 03/25/32^(144A)(c)........      751,986          754,908
      6.500%, due 04/25/33..................    2,777,677        2,848,152
      2.360%, due 08/25/33 (144A)(c)........    2,312,329        2,320,502
     Financial Asset Secs Corp. 1.450%, due
       09/27/33^(144A)(b)...................      543,743          544,066
     GMAC Mortgage Corp.
       5.940%, due 07/01/13.................      127,020          126,284
     GSR Mortgage Loan Trust
       6.000%, due 03/25/32.................       28,096           28,441
     Indymac ARM Trust
       6.411%, due 01/25/32^................       15,109           15,268
     JP Morgan Commercial Mortgage
       Finance Corp. 2.029%, due
       04/15/10^(144A)(c)...................      177,817          177,817
     Mellon Residential Funding Corp.
       2.768%, due 07/25/29.................      142,313          142,910
     PNC Mortgage Securities Corp.
       0.010%, due 01/25/15+................       64,372           62,183
     Renaissance Home Equity Loan Trust
       1.740%, due 08/25/33^................    2,360,901        2,366,740
     Residential Accredit Loans, Inc.
       5.500%, due 06/25/17.................       75,722           76,451
      1.700%, due 03/25/33^.................    5,612,428        5,615,683
     Residential Asset Securitization Trust
       7.130%, due 07/25/31.................       62,164           62,122
     Residential Funding Mortgage Securities
       6.500%, due 06/25/09.................       33,354           33,846
      1.650%, due 06/25/18^.................    2,631,091        2,630,963
      6.500%, due 03/25/24..................    8,153,775        8,142,659
      5.604%, due 09/25/32^.................      364,990          365,603

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
      Sequoia Mortgage Trust
        1.630%, due 07/20/33^............... $  1,805,697 $      1,811,140
      Structured Asset Mortgage Investments,
        Inc. 3.101%, due 03/25/32^..........    5,867,152        5,905,125
      Structured Asset Securities Corp.
        1.460%, due 08/25/33^...............      485,994          486,378
      United Mortgage Securities Corp.
        4.256%, due 09/25/33^...............       15,752           15,859
      Washington Mutual, Inc.
        6.000%, due 03/25/17................      480,651          486,411
       5.160%, due 10/25/32^................      523,859          528,609
       3.052%, due 02/27/34^................    1,646,345        1,647,694
       2.726%, due 12/25/40^................       16,459           16,485
      Wells Fargo Mortgage Backed Securities
        Trust
        4.636%, due 09/25/32^...............      117,876          117,836
       4.960%, due 09/25/32^................      469,955          475,877
                                                          ----------------
                                                                65,294,673
                                                          ----------------

      COMMUNICATIONS EQUIPMENT & SERVICES - 1.6%
      Cingular Wireless LLC 6.500%, due
        12/15/11............................      700,000          748,772
      Nextel Finance Co. 3.375%, due
        12/15/10............................    5,479,981        5,517,168
      Qwest Corp.
        7.200%, due 11/01/04................      900,000          911,250
       8.875%, due 03/15/12 (144A)(c).......    1,650,000        1,790,250
      SBC Communications, Inc. 4.206%, due
        06/05/05 (144A)(b)..................    9,400,000        9,547,740
      Sprint Capital Corp.
        6.000%, due 01/15/07................      700,000          733,487
       6.125%, due 11/15/08.................    1,830,000        1,925,383
       6.375%, due 05/01/09.................      470,000          498,282
                                                          ----------------
                                                                21,672,332
                                                          ----------------

      FINANCIALS - DIVERSIFIED - 0.7%
      Associates Corp. of North America
        6.200%, due 05/16/05................      500,000          516,314
      CIT Group, Inc.
        7.750%, due 04/02/12................    1,900,000        2,170,074
      Citigroup, Inc.
        5.625%, due 08/27/12................    1,000,000        1,029,582
      Heller Financial, Inc.
        6.375%, due 03/15/06................      400,000          423,232
      Mid-State Trust, - Class A
        7.791%, due 03/15/38................      426,058          465,609
      Morgan Stanley Group, Inc.
        5.300%, due 03/01/13................      800,000          788,582
      Qwest Capital Funding, Inc.
        7.750%, due 08/15/06................      700,000          696,500
       7.250%, due 02/15/11.................      510,000          438,600

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     FINANCIALS - DIVERSIFIED - CONTINUED
     Small Business Administration
       7.449%, due 08/01/10................. $  1,565,504 $      1,704,422
      6.353%, due 03/01/11..................      267,870          281,789
      5.500%, due 10/01/18..................      223,926          230,697
                                                          ----------------
                                                                 8,745,401
                                                          ----------------

     OIL & GAS - 1.3%
     El Paso Corp. 7.750%, due 01/15/32.....    2,875,000        2,321,563
     Pemex Project Funding Master Trust
       7.375%, due 12/15/14.................    1,700,000        1,742,500
      8.625%, due 02/01/22..................    2,800,000        2,926,000
     PG&E Corp. 2.300%, due 04/03/06^.......   10,600,000       10,607,176
                                                          ----------------
                                                                17,597,239
                                                          ----------------

     UTILITIES - 0.5%
     Edison International, Inc. 6.875%, due
       09/15/04.............................    2,150,000        2,168,812
     Entergy Gulf States 3.600%, due
       06/01/08.............................    1,400,000        1,352,016
     Oncor Electric Delivery Co. 7.250%, due
       01/15/33.............................    1,300,000        1,446,023
     Progress Energy, Inc. 6.850%, due
       04/15/12.............................    1,500,000        1,623,390
                                                          ----------------
                                                                 6,590,241
                                                          ----------------
     Total Domestic Bonds & Debt Securities
     (Cost $146,600,549)                                       147,779,875
                                                          ----------------

     FOREIGN BONDS & DEBT SECURITIES - 1.8%
     FOREIGN GOVERNMENT - 1.7%
     Federal Republic of Brazil
       11.500%, due 03/12/08................    1,440,000        1,545,840
      11.000%, due 01/11/12.................    1,150,000        1,162,650
      11.000%, due 08/17/40.................    2,080,000        1,963,000
     Republic of Brazil
       2.063%, due 04/15/06^................    1,696,000        1,675,902
      2.125%, due 04/15/09^.................      388,252          352,937
      8.000%, due 04/15/14..................      328,376          300,136
     Republic of Panama
       8.250%, due 04/22/08.................      750,000          813,750
      9.375%, due 01/16/23..................      500,000          512,500
     Republic of Peru
       9.125%, due 01/15/08.................    2,600,000        2,834,000
      9.125%, due 02/21/12..................    1,500,000        1,545,000
      9.875%, due 02/06/15..................      400,000          420,000
     United Mexican States
       6.375%, due 01/16/13.................      900,000          900,450
      6.625%, due 03/03/15..................      350,000          348,250
      8.300%, due 08/15/31..................    5,600,000        5,880,000
     United Mexican States, Series A
       8.000%, due 09/24/22.................    1,500,000        1,561,500
                                                          ----------------
                                                                21,815,915
                                                          ----------------

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      INDUSTRIAL - DIVERSIFIED - 0.1%
      Tyco International Group S.A.
        4.375%, due 11/19/04................ $  1,000,000 $      1,225,774
                                                          ----------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.0%
      Deutsche Telekom International Finance
        BV (Yankee) 7.750%, due 06/15/05....      600,000          631,000
                                                          ----------------
      Total Foreign Bonds & Debt Securities
      (Cost $23,305,649)                                        23,672,689
                                                          ----------------

      U.S. GOVERNMENT & AGENCY OBLIGATIONS - 48.2%
      Federal Home Loan Mortgage Corp.
        5.500%, due 07/01/07................    1,064,390        1,091,428
       7.000%, due 07/01/07.................        1,050            1,056
       4.500%, due 10/01/07.................    5,797,328        5,870,806
       6.500%, due 05/15/08.................    1,208,183        1,225,963
       7.000%, due 09/01/10.................       24,915           26,464
       6.500%, due 04/01/11.................      188,726          199,878
       6.000%, due 05/01/11.................      258,454          270,461
       5.500%, due 05/01/14.................      139,156          142,956
       6.000%, due 06/01/14.................      191,929          200,536
       6.000%, due 10/01/14.................       35,713           37,315
       6.000%, due 03/01/15.................        5,837            6,099
       5.500%, due 04/01/16.................      120,064          123,107
       5.000%, due 09/15/16.................    2,938,005        3,001,367
       4.500%, due 02/15/18.................   10,975,642       11,106,044
       5.000%, due 06/15/18.................   17,461,967       17,798,806
       6.500%, due 02/15/19.................    3,475,000        3,589,805
       6.000%, due 01/15/20.................    1,873,672        1,888,497
       6.000%, due 03/01/21.................    1,478,343        1,529,080
       6.000%, due 01/01/22.................    4,588,550        4,746,030
       6.000%, due 10/01/22.................   16,003,606       16,533,781
       6.000%, due 10/15/22.................      861,856          870,849
       6.375%, due 10/15/22.................      164,167          164,758
       6.500%, due 10/15/22.................    1,290,729        1,304,393
       6.000%, due 12/01/22.................      881,217          910,411
       6.000%, due 02/01/23.................    2,388,687        2,467,820
       5.500%, due 03/01/23.................    3,699,677        3,751,370
       6.000%, due 04/01/23.................      693,692          716,302
       2.625%, due 11/15/23^................    1,785,916        1,908,717
       6.500%, due 01/15/24.................      145,000          153,029
       4.747%, due 01/01/29^................    6,827,800        6,938,432
       6.500%, due 06/01/29.................        7,831            8,182
       6.000%, due 12/15/29.................    3,198,260        3,242,290
       6.000%, due 10/15/31.................    3,850,625        3,994,654
       5.928%, due 11/01/31^................      784,649          806,300
       3.500%, due 07/15/32.................    1,359,594        1,334,926
       5.198%, due 08/01/32^................    6,703,485        6,923,927
       7.500%, due 10/25/43.................    3,839,030        4,136,341
       5.500%, due TBA(a)...................    6,500,000        6,642,187
                                                          ----------------
                                                               115,664,367
                                                          ----------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                             PAR           VALUE
         DESCRIPTION                         AMOUNT        (NOTE 2)
         --------------------------------------------------------------

         U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
         Federal National Mortgage Assoc.
           0.010%, due 10/01/04.......... $ 10,000,000 $      9,957,157
          6.090%, due 10/01/08...........      485,949          517,551
          6.000%, due 11/01/08...........       46,789           48,986
          6.500%, due 03/01/09...........       10,665           11,040
          5.500%, due 11/01/10...........      574,019          586,606
          7.000%, due 04/01/11...........      138,535          147,160
          7.000%, due 05/01/11...........       68,883           73,129
          5.500%, due 02/01/12...........       11,631           11,985
          5.500%, due 07/01/13...........      108,708          111,933
          8.000%, due 11/01/13...........       88,654           94,456
          6.500%, due 12/01/13...........       48,383           51,238
          5.500%, due 01/01/14...........      101,137          104,047
          8.000%, due 08/01/14...........       24,022           24,965
          5.500%, due 03/01/16...........      313,538          322,558
          6.500%, due 04/01/16...........      514,929          544,467
          6.500%, due 06/01/16...........      238,666          252,357
          6.500%, due 07/01/16...........      647,573          684,720
          6.500%, due 08/01/16...........       37,543           39,696
          6.000%, due 09/01/16...........      144,790          151,128
          6.500%, due 09/01/16...........      232,524          245,863
          6.500%, due 10/01/16...........      472,709          499,826
          5.500%, due 11/01/16...........       21,297           21,863
          5.500%, due 02/01/17...........      405,055          415,586
          6.500%, due 02/01/17...........      271,039          286,587
          6.000%, due 03/01/17...........      453,169          472,810
          6.000%, due 04/01/17...........      180,391          188,210
          3.500%, due 04/25/17...........    6,884,543        6,930,137
          5.500%, due 05/01/17...........      429,206          440,365
          6.000%, due 05/01/17...........      251,650          262,557
          5.500%, due 06/01/17...........       28,613           29,358
          6.000%, due 06/01/17...........      399,549          416,866
          6.000%, due 07/01/17...........      393,447          410,501
          6.500%, due 07/01/17...........      322,454          340,868
          6.000%, due 08/01/17...........      624,895          651,980
          5.500%, due 09/01/17...........      193,129          198,150
          6.000%, due 09/01/17...........      191,429          199,727
          6.500%, due 10/01/17...........      100,469          106,206
          5.500%, due 11/01/17...........    7,311,535        7,501,628
          5.500%, due 12/01/17...........    1,022,124        1,048,698
          6.000%, due 01/01/18...........      373,310          389,490
          5.500%, due 03/01/18...........      328,093          336,605
          5.500%, due 04/01/18...........       61,002           62,562
          5.500%, due 05/01/18...........      213,587          219,052
          6.000%, due 12/01/18...........      147,239          152,478
          6.000%, due 06/01/22...........   13,305,527       13,739,684
          6.000%, due 09/01/22...........    3,903,927        4,033,142
          6.000%, due 10/01/22...........    2,415,061        2,493,864
          6.000%, due 01/01/23...........    4,084,616        4,217,897
          5.500%, due 06/01/23...........    4,966,278        5,032,684

     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
      8.000%, due 10/01/25.................. $     19,861 $         21,761
      3.301%, due 10/01/28^.................    1,246,721        1,279,572
      6.000%, due 06/01/29..................      122,286          125,415
      5.500%, due 02/25/30..................       27,577           27,561
      6.000%, due 04/25/30..................      703,934          709,807
      7.500%, due 09/01/30..................        5,750            6,166
      6.727%, due 02/01/31^.................    3,374,208        3,514,337
      4.885%, due 09/01/31..................      725,427          748,162
      2.200%, due 04/25/32^.................    1,603,491        1,620,052
      5.619%, due 07/01/32^.................      770,764          790,337
      5.608%, due 09/01/32^.................    2,365,309        2,454,401
      4.811%, due 11/01/32^.................    3,477,396        3,550,488
      5.500%, due 03/01/33..................      716,350          715,216
      5.500%, due 06/01/33..................      273,889          273,455
      5.500%, due 08/01/33..................      997,118          995,540
      5.500%, due 01/01/34..................       97,546           97,391
      5.000%, due 03/01/34..................      344,398          333,188
      5.000%, due 04/01/34..................    6,244,157        6,040,907
      5.000%, due 05/01/34..................    6,670,974        6,453,831
      5.000%, due 06/01/34..................      367,263          355,309
      5.070%, due 09/01/34^.................    1,110,315        1,130,761
      4.783%, due 12/01/36^.................    3,180,184        3,285,527
      1.880%, due 08/25/43..................   19,561,757       19,535,270
      5.000%, due TBA (a)...................   88,500,000       86,935,780
      5.500%, due TBA (a)...................   48,500,000       48,272,632
                                                          ----------------
                                                               254,353,289
                                                          ----------------
     Federal National Mortgage Assoc., REMIC
       6.250%, due 10/25/22.................    1,667,139        1,682,193
      6.500%, due 12/25/22..................    2,006,829        2,011,842
                                                          ----------------
                                                                 3,694,035
                                                          ----------------
     Government National Mortgage Assoc.
       8.250%, due 02/15/09.................       43,009           45,566
      6.000%, due 04/15/14..................      194,838          204,258
      3.375%, due 02/20/22^.................       88,524           88,745
      4.375%, due 04/20/22^.................       10,692           10,725
      3.375%, due 01/20/23^.................      175,037          174,971
      7.000%, due 10/15/23..................      101,928          108,882
      7.500%, due 01/15/26..................       94,156          101,745
      4.625%, due 01/20/26^.................      121,925          122,956
      3.375%, due 02/20/26^.................       96,667           96,827
      4.375%, due 05/20/26^.................      154,819          154,678
      4.625%, due 11/20/26^.................       71,836           72,475
      3.375%, due 01/20/27^.................       53,822           53,809
      3.375%, due 02/20/27^.................       65,318           65,226
      4.375%, due 06/20/27^.................       57,862           58,009
      4.750%, due 08/20/27^.................      462,307          467,925
      4.500%, due 09/20/27^.................      200,593          202,417
      4.500%, due 11/20/27^.................      146,613          147,977
      4.625%, due 11/20/27^.................      198,787          200,877
      3.250%, due 02/20/28^.................      143,524          141,929

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                 PAR           VALUE
       DESCRIPTION                             AMOUNT        (NOTE 2)
       ------------------------------------------------------------------

       U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
        3.250%, due 03/20/28^.............. $    134,430 $        132,932
        4.375%, due 05/20/28^..............       65,847           66,038
        3.500%, due 10/20/28^..............      135,710          135,375
        3.250%, due 04/20/29^..............      156,276          154,761
        3.750%, due 04/20/29^..............      280,749          282,752
        1.553%, due 05/15/29^..............        8,418            8,424
        3.250%, due 05/20/29^..............      178,130          176,670
        3.000%, due 07/20/29^..............      175,281          172,122
        3.500%, due 08/20/29^..............      153,833          153,218
        3.000%, due 09/20/29^..............      103,372          101,392
        4.500%, due 09/20/29^..............      280,184          281,343
        4.000%, due 10/20/29^..............      118,996          119,677
        3.250%, due 01/20/30^..............      565,911          560,565
        4.000%, due 04/20/30^..............      443,128          444,561
        4.000%, due 05/20/30^..............      550,098          551,884
        3.500%, due 06/20/30^..............      223,842          223,090
        4.500%, due 10/20/30^..............       41,590           42,080
        3.500%, due 11/20/30^..............      736,119          738,168
        4.500%, due 11/20/30^..............       34,492           34,898
        4.500%, due 12/20/30^..............       13,181           13,336
        7.500%, due 04/15/31...............    6,404,679        7,122,355
        3.000%, due 04/20/31^..............      480,697          470,015
        3.000%, due 08/20/31^..............       78,155           76,249
        3.500%, due 10/20/31^..............       40,624           40,952
        5.500%, due 11/20/31...............    1,004,567        1,012,620
        2.750%, due 03/20/32^..............       12,532           12,155
        4.000%, due 04/20/32^..............       48,012           48,030
        4.500%, due 04/20/32^..............      151,057          152,592
        3.000%, due 05/20/32^..............      622,412          608,992
        5.000%, due 07/20/32^..............      135,164          136,752
        3.000%, due 03/20/33^..............      145,970          142,150
        3.000%, due 09/20/33^..............    1,233,562        1,207,465
        3.000%, due 05/20/34^..............      325,665          317,406
        3.000%, due 06/20/34^..............   12,573,224       12,241,678
                                                         ----------------
                                                               30,502,694
                                                         ----------------
       Government National Mortgage Assoc.,
         REMIC
         1.753%, due 02/16/30^.............      128,382          129,225
        1.553%, due 01/16/31^..............      454,895          455,503
                                                         ----------------
                                                                  584,728
                                                         ----------------
       U.S. Treasury Bond
         7.500%, due 11/15/16..............    1,600,000        1,972,938
                                                         ----------------
                                                                1,972,938
                                                         ----------------
       U.S. Treasury Inflation Index Note
         3.375%, due 01/15/07..............   19,098,142       20,462,628
        3.625%, due 01/15/08...............   55,693,946       60,882,673
        3.875%, due 01/15/09...............   13,751,760       15,335,371
        4.250%, due 01/15/10...............   11,394,012       13,044,366
                                                         ----------------
                                                              109,725,038
                                                         ----------------

       ------------------------------------------------------------------
       SECURITY                             SHARES/PAR        VALUE
       DESCRIPTION                            AMOUNT         (NOTE 2)
       ------------------------------------------------------------------

       U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
       U.S. Treasury Note
         1.625%, due 04/30/05............. $  69,400,000 $     69,226,569
        1.250%, due 05/31/05..............    47,000,000       46,687,920
        5.000%, due 08/15/11..............       200,000          208,852
        4.000%, due 02/15/14..............       100,000           95,336
                                                         ----------------
       Total U.S. Government & Agency Obligations
       (Cost $631,783,702)                                    632,715,766
                                                         ----------------

       WARRANTS - 0.0%
       FOREIGN GOVERNMENT - 0.0%
       United Mexican States
        0.000%, due 06/01/05(d)...........     1,500,000 $         33,750
        0.000%, due 06/30/06(d)...........     1,500,000           33,750
        0.000%, due 06/01/07(d)...........     1,500,000           27,000
                                                         ----------------
       Total Warrants (Cost $0)                                    94,500
                                                         ----------------

       OPTIONS - 0.0%
       Euro-Bund Future, Expires 08/24/04. $     400,000 $              0
       Eurodollar Future, Expires 03/14/05     1,225,000                0
       Eurodollar Future, Expires 06/13/05     1,350,000                0
       Eurodollar Future, Expires 12/31/04       967,500                0
                                                         ----------------
       Total Options (Cost $22,349)                                     0
                                                         ----------------
       ------------------------------------------------------------------
       SECURITY                                PAR            VALUE
       DESCRIPTION                            AMOUNT         (NOTE 2)
       ------------------------------------------------------------------

       SHORT-TERM INVESTMENTS - 46.2%
       U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - 31.9%
       Federal Home Loan Bank
         1.250%, due 07/01/04............. $  20,000,000 $     20,000,000
        1.410%, due 09/15/04..............    12,800,000       12,761,899
       Federal Home Loan Mortgage Corp.
         1.055%, due 08/03/04.............    14,000,000       13,986,461
        1.060%, due 08/03/04..............    13,900,000       13,886,494
        1.150%, due 08/17/04..............    23,200,000       23,165,168
        1.205%, due 08/20/04..............     3,900,000        3,893,473
        1.280%, due 08/23/04..............    13,000,000       12,975,502
        1.175%, due 08/24/04..............     9,500,000        9,483,185
        1.180%, due 08/24/04..............    25,400,000       25,355,232
        1.440%, due 09/14/04..............    35,300,000       35,193,562
        1.435%, due 09/21/04..............    21,600,000       21,529,398
        1.465%, due 09/28/04..............    10,900,000       10,860,388
        1.298%, due 09/30/04..............    13,000,000       12,951,694
        1.520%, due 10/13/04..............     4,400,000        4,380,679
        1.560%, due 10/20/04..............    12,100,000       12,041,799
       Federal National Mortgage Assoc.
         1.055%, due 07/28/04.............     6,000,000        5,995,252
        1.055%, due 08/04/04..............    13,900,000       13,886,150
        1.130%, due 08/11/04..............    12,700,000       12,683,656
        1.150%, due 08/18/04..............    38,100,000       38,041,580
        1.155%, due 08/18/04..............     9,400,000        9,385,524

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - CONTINUED
       1.180%, due 08/25/04................. $ 13,200,000 $     13,176,203
       1.250%, due 09/01/04.................    2,300,000        2,295,049
       1.405%, due 09/08/04.................   35,200,000       35,105,210
       1.430%, due 09/08/04.................   12,900,000       12,864,643
       1.200%, due 09/15/04.................    4,600,000        4,588,347
       1.427%, due 09/22/04.................   13,000,000       12,956,990
       1.530%, due 10/20/04.................   13,000,000       12,938,672
      U.S. Treasury Bill
        1.146%, due 09/02/04................    3,500,000        3,492,594
       1.147%, due 09/16/04.................   10,110,000       10,083,188
                                                          ----------------
                                                               419,957,992
                                                          ----------------
      COMMERCIAL PAPER - 14.0%
      Altria Group, Inc. 1.800%, due
        10/29/04............................    6,100,000        6,100,000
      Bank of Ireland
        1.255%, due 09/01/04................    6,400,000        6,386,167
       1.280%, due 09/08/04.................    9,000,000        8,977,920
      Barclays US Funding LLC 1.210%, due
        08/23/04............................    3,200,000        3,194,300
      Citibank N.A. 1.100%, due 08/05/04....   26,100,000       26,100,000
      HBOS Treasury Services Plc
        1.080%, due 07/22/04................    7,000,000        6,995,590
       1.080%, due 07/23/04.................   30,300,000       30,280,002
       1.090%, due 08/06/04.................      300,000          299,673
      Rabobank USA Financial Corp. 1.110%,
        due 08/23/04........................    3,500,000        3,494,280
      Royal Bank of Scotland Plc 1.110%, due
        08/25/04............................   12,000,000       11,979,650
      Svenska Handelsbanken, Inc. 1.090%,
        due 08/03/04........................   42,000,000       41,958,035
      UBS Finance, Inc.
        1.070%, due 07/15/04................   36,900,000       36,884,645
       1.135%, due 09/01/04.................      200,000          199,609
       1.130%, due 09/07/04.................      300,000          299,360
       1.270%, due 09/23/04.................      700,000          697,926
                                                          ----------------
                                                               183,847,157
                                                          ----------------
      REPURCHASE AGREEMENT - 0.3%
      State Street Bank & Trust Co.,
        Repurchase Agreement, dated
        06/30/04 at 0.10% to be repurchased
        at $3,493,010 on 07/01/04
        collateralized by $3,585,000 FHLMC
        2.125% due 11/15/05 with a value of
        $3,567,075..........................    3,493,000        3,493,000
                                                          ----------------
      Total Short-Term Investments
      (Cost $607,295,508)                                      607,298,149
                                                          ----------------

           ----------------------------------------------------------
           SECURITY                        PAR           VALUE
           DESCRIPTION                    AMOUNT        (NOTE 2)
           ----------------------------------------------------------

           TOTAL INVESTMENTS - 110.8%
           (Cost $1,455,483,477)                    $  1,456,413,620

           Other Assets and Liabilities
             (net) - (10.8%)                            (142,464,930)
                                                    ----------------

           TOTAL NET ASSETS - 100.0%                $  1,313,948,690
                                                    ================

                                             STRIKE     NUMBER OF      VALUE
PUT OPTIONS                    EXPIRATION    PRICE      CONTRACTS     (NOTE 2)
---------------------------------------------------------------------------------
OTC 3 Month LIBOR Interest
 Rate Swap                     10/07/2004        6.00  (82,900,000) $    (57,284)
OTC 3 Month LIBOR Interest
 Rate Swap                     01/07/2005        7.00  (11,200,000)       (4,402)
OTC 3 Month LIBOR Interest
 Rate Swap                     01/07/2005        6.65  (51,800,000)      (46,050)
OTC 3 Month LIBOR Interest
 Rate Swap                     09/23/2005        6.00  (19,900,000)     (292,988)
OTC 3 Month LIBOR Interest
 Rate Swap                     09/23/2005        7.00  (23,200,000)     (108,692)
                                                                    ------------
(Written Option Premium
 $2,748,575)                                                        $   (509,416)
                                                                    ============

                                             STRIKE     NUMBER OF      VALUE
CALL OPTIONS                   EXPIRATION    PRICE      CONTRACTS     (NOTE 2)
---------------------------------------------------------------------------------
U.S. Treasury Note 10YR Future 08/27/2004      115.00         (572) $    (17,904)
OTC 3 Month LIBOR Interest
 Rate Swap                     10/07/2004        4.00   (2,900,000)         (148)
OTC 3 Month LIBOR Interest
 Rate Swap                     10/07/2004        3.80  (80,000,000)      (14,320)
OTC 3 Month LIBOR Interest
 Rate Swap                     09/23/2005        4.00  (95,300,000)     (240,728)
OTC 3 Month LIBOR Interest
 Rate Swap                     10/07/2005        4.00  (11,200,000)      (14,616)
                                                                    ------------
(Written Option Premium
 $3,301,343)                                                        $   (287,716)
                                                                    ============

SECURITIES                      INTEREST                               VALUE
SOLD SHORT                        RATE      MATURITY    PROCEEDS      (NOTE 2)
---------------------------------------------------------------------------------
U.S. Treasury Note                3.88%    02/15/2013 $  6,839,193  $  6,980,917
U.S. Treasury Note                4.00%    11/15/2012   26,532,529    26,826,813
U.S. Treasury Note                3.25%    08/15/2007   28,810,852    29,035,119
U.S. Treasury Note                3.00%    11/15/2007   29,416,220    29,725,800
U.S. Treasury Note                3.63%    05/15/2013   59,564,881    60,777,877
U.S. Treasury Note                4.75%    05/15/2014   60,474,756    61,251,026
U.S. Treasury Note                5.75%    08/15/2010    8,695,677     8,834,071
                                                      ------------  ------------
                                                      $220,334,108  $223,431,623
                                                      ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



PORTFOLIO FOOTNOTES:

^ Variable or floating rate security. The stated rate represents the rate at June 30, 2004.

+ Zero coupon bond - Interest rate represents current yield to maturity.

(a) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be illiquid by the Portfolio's adviser. These securities represent in the aggregate 0.25% of net assets.

(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1935, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(d) Illiquid securities representing in the aggregate 0.00% of net assets.

Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

REMIC - Real Estate Mortgage Investment Conduit

FHLMC - Federal Home Loan Mortgage Corp.

The adviser considers liquid securities as coverage for open derivatives.

The following table summarizes the portfolio composition of the Portfolios' holdings at June 30, 2004 based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

                                                      PERCENT OF
                                                       PORTFOLIO
              PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
              ---------------------------------------------------
                 AAA/Government/Government Agency        79.75%
                 AA                                       5.12
                 A                                        9.33
                 BBB                                      4.05
                 BB                                       1.02
                 B                                        0.57
                 Below B                                  0.16
                                                        ------
                 Total:                                 100.00%
                                                        ======

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                               SHARES     (NOTE 2)
        ---------------------------------------------------------------

        CONVERTIBLE BONDS - 0.0%
        AEROSPACE & DEFENSE - 0.0%
        Timco Aviation Services, Inc.,
          8.000%, due 01/02/07(a)
          (Cost $47)...........................        622 $          0
                                                           ------------
        COMMON STOCKS - 97.9%
        AEROSPACE & DEFENSE - 1.1%
        Teledyne Technologies, Inc.*...........     16,230      324,925
        United Defense Industries, Inc.*.......      6,611      231,385
                                                           ------------
                                                                556,310
                                                           ------------
        AIRLINES - 1.1%
        ExpressJet Holdings, Inc.*(b)..........     11,600      140,824
        Mesa Air Group, Inc.*(b)...............     50,398      407,720
                                                           ------------
                                                                548,544
                                                           ------------
        AUTO COMPONENTS - 0.6%
        Cooper Tire & Rubber Co................     12,700      292,100
        TRW Automotive Holdings Corp.*.........      1,630       30,725
                                                           ------------
                                                                322,825
                                                           ------------
        AUTOMOBILES - 2.5%
        American Axle & Manufacturing Holdings,
          Inc..................................     10,150      369,054
        Autoliv, Inc...........................     21,700      915,740
                                                           ------------
                                                              1,284,794
                                                           ------------
        BANKS - 5.1%
        Commerce Bancorp, Inc.(b)..............      6,000      330,060
        Compass Bancshares, Inc................     11,853      509,679
        Providian Financial Corp.*.............     51,413      754,228
        R&G Financial Corp. - Class B..........      2,500       82,650
        TCF Financial Corp.....................     12,600      731,430
        Westamerica Bancorp....................      3,875      203,244
                                                           ------------
                                                              2,611,291
                                                           ------------
        BIOTECHNOLOGY - 0.3%
        Neurocrine Biosciences, Inc.*..........      3,445      178,623
                                                           ------------
        BUILDING PRODUCTS - 0.4%
        Louisiana-Pacific Corp.................      8,200      193,930
                                                           ------------
        CHEMICALS - 1.7%
        Macdermid, Inc.........................     12,000      406,200
        OM Group, Inc.*........................      5,600      184,856
        RMP International, Inc.................     18,300      278,160
                                                           ------------
                                                                869,216
                                                           ------------
        COMMERCIAL SERVICES & SUPPLIES - 4.9%
        Administaff, Inc.*(b)..................      7,600      126,160
        AMN Healthcare Services, Inc.*(b)......     17,900      273,691
        Arbitron, Inc.*........................      2,900      105,908
        Coinstar, Inc.*(b).....................     32,968      724,307
        FileNET Corp.*.........................      1,500       47,355
        Imagistics International, Inc.*........      2,500       88,500
        MAXIMUS, Inc.*.........................      7,081      251,092
        Rent-A-Center, Inc.*...................     28,850      863,481
                                                           ------------
                                                              2,480,494
                                                           ------------

        ----------------------------------------------------------------
        SECURITY                                               VALUE
        DESCRIPTION                                SHARES     (NOTE 2)
        ----------------------------------------------------------------

        COMMUNICATIONS EQUIPMENT & SERVICES - 0.7%
        Commonwealth Telephone Enterprises,
          Inc.*(b)..............................      2,006 $     89,809
        West Corp.*.............................     10,400      271,960
                                                            ------------
                                                                 361,769
                                                            ------------
        COMPUTERS & PERIPHERALS - 2.5%
        Hutchinson Technology, Inc.*(b).........      4,200      103,278
        SanDisk Corp.*(b).......................     19,900      431,631
        Storage Technology Corp.*...............     25,551      740,979
                                                            ------------
                                                               1,275,888
                                                            ------------
        CONSTRUCTION & ENGINEERING - 3.7%
        NVR, Inc.*..............................      1,269      614,450
        Ryland Group, Inc.......................     11,300      883,660
        Washington Group International, Inc.*...     10,700      384,023
                                                            ------------
                                                               1,882,133
                                                            ------------
        CONSTRUCTION MATERIALS - 1.0%
        Eagle Materials, Inc.(b)................      7,400      525,548
                                                            ------------
        ELECTRIC SERVICES - 2.3%
        Great Plains Energy, Inc................      8,500      252,450
        MDU Resources Group, Inc................      5,700      136,971
        OGE Energy Corp.........................     20,925      532,960
        Puget Energy, Inc.......................     10,764      235,839
                                                            ------------
                                                               1,158,220
                                                            ------------
        ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.3%
        Acuity Brands, Inc......................     18,800      507,600
        Belden, Inc.............................      8,789      188,348
        Benchmark Electronics, Inc.*............     16,700      485,970
        Checkpoint Systems, Inc.*...............     20,000      358,600
        TTM Technologies, Inc.*(b)..............     11,400      135,090
                                                            ------------
                                                               1,675,608
                                                            ------------
        ENERGY EQUIPMENT & SERVICES - 1.3%
        Avista Corp.............................      9,600      176,832
        Energen Corp............................     10,400      499,096
                                                            ------------
                                                                 675,928
                                                            ------------
        FINANCIAL SERVICES - 3.6%
        Affiliated Managers Group, Inc.*(b).....      5,200      261,924
        CompuCredit Corp.*......................      8,800      152,240
        Delphi Financial Group, Inc.............      3,150      140,175
        Doral Financial Corp....................      5,100      175,950
        Eaton Vance Corp........................      5,700      217,797
        Federated Investors, Inc. - Class B.....      9,450      286,713
        Firstfed Financial Corp.*...............      2,200       91,520
        Student Loan Corp.......................      1,200      163,800
        Waddell & Reed Financial, Inc. - Class A     15,742      348,056
                                                            ------------
                                                               1,838,175
                                                            ------------
        FOOD PRODUCTS - 0.2%
        Chiquita Brands International, Inc.*....      5,300      110,876
                                                            ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                               VALUE
        DESCRIPTION                                SHARES     (NOTE 2)
        ----------------------------------------------------------------

        HEALTH CARE EQUIPMENT & SUPPLIES - 5.2%
        American Medical Systems Holdings, Inc.*     11,900 $    401,030
        C.R. Bard, Inc..........................     19,642    1,112,719
        INAMED Corp.*...........................      3,550      223,118
        Sybron Dental Specialties, Inc.*........      9,200      274,620
        USANA Health Sciences, Inc.*(b).........     10,900      338,772
        Ventana Medical System, Inc.*...........      5,900      280,427
                                                            ------------
                                                               2,630,686
                                                            ------------
        HEALTH CARE PROVIDERS & SERVICES - 3.5%
        Apria Healthcare Group, Inc.*...........     11,895      341,386
        Community Health Systems, Inc.*.........     12,500      334,625
        Health Net, Inc.*.......................     26,400      699,600
        Manor Care, Inc.........................      9,200      300,656
        Shopko Stores, Inc.*....................      6,700       94,738
                                                            ------------
                                                               1,771,005
                                                            ------------
        HOTELS, RESTAURANTS & LEISURE - 0.9%
        Lone Star Steakhouse & Saloon, Inc......      8,500      231,115
        Orient-Express Hotels, Ltd. - Class A...      3,800       64,372
        Prime Hospitality Corp.*................     13,900      147,618
                                                            ------------
                                                                 443,105
                                                            ------------
        HOUSEHOLD DURABLES - 0.6%
        Champion Enterprises, Inc.*.............     22,600      207,468
        La-Z-Boy, Inc...........................      5,300       95,294
                                                            ------------
                                                                 302,762
                                                            ------------
        INDUSTRIAL - DIVERSIFIED - 0.4%
        IDEX Corp...............................      5,750      197,512
                                                            ------------
        INSURANCE - 6.9%
        IPC Holdings, Ltd.......................     11,569      427,243
        Odyssey Re Holdings Corp.(b)............     12,800      307,200
        PMI Group, Inc..........................      8,118      353,295
        Radian Group, Inc.......................     11,300      541,270
        RenaissanceRe Holdings, Ltd.............     16,780      905,281
        Stewart Information Services Corp.......     11,500      388,355
        W.R. Berkley Corp.......................     11,086      476,144
        WellChoice, Inc.*.......................      2,100       86,940
                                                            ------------
                                                               3,485,728
                                                            ------------
        INTERNET SOFTWARE & SERVICES - 4.5%
        Acxiom Corp.............................     12,500      310,375
        RSA Security, Inc.*(b)..................      3,900       79,833
        United Online, Inc.*(b).................     59,600    1,049,556
        VeriSign, Inc.*.........................     42,998      855,660
                                                            ------------
                                                               2,295,424
                                                            ------------
        IT CONSULTING & SERVICES - 0.1%
        Insight Enterprises, Inc.*..............      2,500       44,400
                                                            ------------
        LEISURE EQUIPMENT & PRODUCTS - 0.3%
        Hasbro, Inc.............................      8,300      157,700
                                                            ------------

      -------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                   SHARES     (NOTE 2)
      -------------------------------------------------------------------

      MACHINERY - 3.5%
      Albany International Corp. - Class A.......      9,900 $    332,244
      Flowserve Corp.*...........................     24,400      608,536
      Terex Corp.*...............................     24,600      839,598
                                                             ------------
                                                                1,780,378
                                                             ------------
      MEDIA - 3.1%
      Catalina Marketing Corp.*(b)...............     14,107      258,017
      Handleman Co...............................      6,578      152,347
      Hollywood Entertainment Corp.*.............     12,100      161,656
      Movie Gallery, Inc.(b).....................     25,151      491,702
      Regal Entertainment Group - Class A(b).....     29,102      526,746
                                                             ------------
                                                                1,590,468
                                                             ------------
      METALS & MINING - 0.6%
      Carpenter Technology Corp..................      8,900      303,045
                                                             ------------
      OIL & GAS - 5.6%
      Cabot Oil & Gas Corp.......................     15,253      645,202
      Comstock Resources, Inc. Common New*.......      6,300      122,598
      Denbury Resource, Inc.*....................     35,300      739,535
      Georgia Gulf Corp..........................     20,216      724,946
      Meridian Resource Corp. (The)*(b)..........     21,300      147,822
      Noble Energy, Inc..........................      9,119      465,069
                                                             ------------
                                                                2,845,172
                                                             ------------
      PHARMACEUTICALS - 4.0%
      Amylin Pharmaceuticals, Inc.*(b)...........      5,100      116,280
      Andrx Corp.*...............................     10,600      296,058
      AtheroGenics, Inc.*(b).....................      5,100       97,053
      Bradley Pharmaceuticals, Inc. - Class A*(b)     18,920      527,868
      Connetics Corp.*(b)........................      7,200      145,440
      King Pharmaceuticals, Inc.*................     63,877      731,392
      Telik, Inc.*(b)............................      4,100       97,867
                                                             ------------
                                                                2,011,958
                                                             ------------
      REAL ESTATE - 3.5%
      Apartment Investment & Management Co. -
        Class A (REIT)...........................      1,000       31,130
      Kilroy Realty Corp. (REIT).................      4,700      160,270
      National Health Investors, Inc. (REIT).....     11,900      323,561
      Nationwide Health Properties, Inc. (REIT)..     14,700      277,830
      Redwood Trust, Inc. (a)(REIT)..............      6,200      345,216
      Senior Housing Properties Trust (REIT).....     22,300      374,417
      Trizec Properties, Inc. (REIT).............     15,800      256,908
                                                             ------------
                                                                1,769,332
                                                             ------------
      RETAIL - MULTILINE - 0.3%
      United Stationers, Inc.*...................      4,300      170,796
                                                             ------------
      RETAIL - SPECIALTY - 7.6%
      Abercrombie & Fitch Co. - Class A..........     12,900      499,875
      Briggs & Stratton Corp.....................      2,385      210,715
      Claire's Stores, Inc.......................      6,400      138,880

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                               VALUE
        DESCRIPTION                                SHARES     (NOTE 2)
        ----------------------------------------------------------------

        RETAIL - SPECIALTY - CONTINUED
        Michaels Stores, Inc....................     15,600 $    858,000
        SUPERVALU, Inc..........................     46,324    1,417,977
        Yankee Candle Co., Inc.*................     25,264      738,972
                                                            ------------
                                                               3,864,419
                                                            ------------

        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.5%
        Integrated Circuit Systems, Inc.*.......          1           27
        Integrated Device Technology, Inc.*.....     31,500      435,960
        Lattice Semiconductor Corp.*............     14,000       98,140
        Micrel, Inc.*...........................      8,500      103,275
        OmniVision Technologies, Inc.*(b).......      6,300      100,485
                                                            ------------
                                                                 737,887
                                                            ------------
        SOFTWARE - 6.5%
        Agere Systems, Inc. - Class A*..........    202,700      466,210
        Amdocs, Ltd.*...........................      6,929      162,347
        BMC Software, Inc.*.....................     53,400      987,900
        Citrix Systems, Inc.*...................     31,400      639,304
        Inter-Tel, Inc..........................     15,300      382,041
        Mercury Computer Systems, Inc.*.........      7,118      176,526
        Satyam Computer Services (ADR)(b).......     13,100      242,350
        SeaChange Inernationatl, Inc.*(b).......      7,300      123,224
        Transaction Systems Architects, Inc. -
          Class A*..............................      5,600      120,568
                                                            ------------
                                                               3,300,470
                                                            ------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.1%
        Aspect Communications, Inc.*............     20,300      288,260
        Cincinnati Bell, Inc.*..................     14,500       64,380
        Comtech Telecommunications Corp.*(b)....      8,300      187,248
        Primus Telecommunication Group, Inc.*(b)     21,800      110,744
        Ptek Holdings, Inc.*....................     34,300      395,479
                                                            ------------
                                                               1,046,111
                                                            ------------
        TEXTILES, APPAREL & LUXURY GOODS - 0.9%
        Wolverine World Wide, Inc...............     17,600      462,000
                                                            ------------
        Total Common Stocks
        (Cost $44,661,855)                                    49,760,530
                                                            ------------

      --------------------------------------------------------------------
      SECURITY                                     SHARES/PAR    VALUE
      DESCRIPTION                                    AMOUNT     (NOTE 2)
      --------------------------------------------------------------------

      MUTUAL FUNDS - 1.6%
      iShares Russell 2000 Index Fund(b)..........      5,729 $   675,965
      SPDR Trust Series Fund(b)...................      1,460     167,214
                                                              -----------
      Total Mutual Funds
      (Cost $833,681)                                             843,179
                                                              -----------

      SHORT-TERM INVESTMENTS - 17.2%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 06/30/04 at 0.050% to
        be repurchased at $115,000 on 07/01/04
        collaterized by $120,000 FHLB 1.300%
        due 04/27/05 with a value of $119,400..... $  115,000     115,000
      State Street Navigator Securities Lending
        Prime Portfolio(c)........................  8,625,123   8,625,123
                                                              -----------
      Total Short-Term Investments
      (Cost $8,740,123)                                         8,740,123
                                                              -----------

      TOTAL INVESTMENTS - 116.7%
      (Cost $54,235,706)                                       59,343,832

      Other Assets and Liabilities (net) - (16.7%)             (8,513,882)
                                                              -----------

      TOTAL NET ASSETS - 100.0%                               $50,829,950
                                                              ===========

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) Illiquid securities representing in the aggregate 0.00% of net assets.

(b) All or a portion of security out on loan.

(c) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust

ADR - American Depositary Receipt

FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                             SHARES     (NOTE 2)
         --------------------------------------------------------------

         COMMON STOCKS - 96.8%
         ADVERTISING - 0.5%
         Omnicom Group, Inc...................      6,600 $     500,874
                                                          -------------
         AEROSPACE & DEFENSE - 2.8%
         Boeing Co............................     23,900     1,221,051
         Lockheed Martin Corp.................     13,700       713,496
         United Technologies Corp.............     11,500     1,052,020
                                                          -------------
                                                              2,986,567
                                                          -------------
         AIRLINES - 0.8%
         Southwest Airlines Co................     52,400       878,748
                                                          -------------
         AUTO COMPONENTS - 0.8%
         AutoZone, Inc.*......................     11,000       881,100
                                                          -------------
         AUTOMOBILES - 0.5%
         Toyota Motor Corp. (ADR)(a)..........      7,100       579,502
                                                          -------------
         BANKS - 7.4%
         Capital One Financial Corp...........     11,800       806,884
         Commerce Bancorp, Inc.(a)............      7,800       429,078
         Fifth Third Bancorp..................     45,800     2,463,124
         MBNA Corp............................     39,900     1,029,021
         U.S. Bancorp.........................     41,200     1,135,472
         Wells Fargo Co.......................     35,500     2,031,665
                                                          -------------
                                                              7,895,244
                                                          -------------
         BEVERAGES - 2.0%
         Coca-Cola Co.........................     41,700     2,105,016
                                                          -------------
         BIOTECHNOLOGY - 0.4%
         Genzyme Corp.*.......................      9,500       449,635
                                                          -------------
         CHEMICALS - 2.4%
         Dow Chemical Co......................     33,700     1,371,590
         E. I. du Pont de Nemours & Co........     12,500       555,250
         Illinois Tool Works, Inc.............      7,300       699,997
                                                          -------------
                                                              2,626,837
                                                          -------------
         COMMERCIAL SERVICES & SUPPLIES - 0.6%
         Xerox Corp.*.........................     43,600       632,200
                                                          -------------
         COMMUNICATIONS EQUIPMENT & SERVICES - 2.1%
         Cisco Systems, Inc.*.................     94,600     2,242,020
                                                          -------------
         COMPUTERS & PERIPHERALS - 1.0%
         Hewlett-Packard Co...................     51,500     1,086,650
                                                          -------------
         CONTAINERS & PACKAGING - 0.7%
         Avery Dennison Corp..................     12,200       780,922
                                                          -------------
         ELECTRIC UTILITIES - 2.4%
         Edison International.................     32,600       833,582
         Entergy Corp.........................     12,100       677,721
         PG&E Corp.*..........................     16,200       452,628
         Wisconsin Energy Corp................     17,400       567,414
                                                          -------------
                                                              2,531,345
                                                          -------------
         ELECTRICAL EQUIPMENT - 0.7%
         SPX Corp.(a).........................     15,300       710,532
                                                          -------------

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                               SHARES     (NOTE 2)
        ----------------------------------------------------------------

        ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.4%
        Jabil Circuit, Inc.*...................     15,300 $     385,254
                                                           -------------
        ENERGY EQUIPMENT & SERVICES - 5.0%
        Exelon Corp............................     21,200       705,748
        General Electric Co....................    109,200     3,538,080
        Halliburton Co.........................     18,500       559,810
        Varco International, Inc.*.............     27,500       601,975
                                                           -------------
                                                               5,405,613
                                                           -------------
        FINANCIAL SERVICES - 7.5%
        Bank of America Corp...................     23,600     1,997,032
        Charles Schwab Corp....................     50,900       489,149
        Citigroup, Inc.........................     87,900     4,087,350
        Countrywide Financial Corp.............     12,100       850,025
        State Street Corp......................     12,700       622,808
                                                           -------------
                                                               8,046,364
                                                           -------------
        FOOD PRODUCTS - 1.0%
        Dean Foods Co.*........................     20,900       779,779
        General Mills, Inc.....................      6,700       318,451
                                                           -------------
                                                               1,098,230
                                                           -------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 1.1%
        Medtronic, Inc.........................     25,000     1,218,000
                                                           -------------
        HEALTH CARE PROVIDERS & SERVICES - 0.4%
        Community Health Systems, Inc.*........     17,200       460,444
                                                           -------------
        HOTELS, RESTAURANTS & LEISURE - 0.6%
        Royal Caribbean Cruises, Ltd.(a).......     15,700       681,537
                                                           -------------
        HOUSEHOLD DURABLES - 0.9%
        Lennar Corp. - Class A.................     21,800       974,896
                                                           -------------
        HOUSEHOLD PRODUCTS - 1.1%
        Avon Products, Inc.....................     11,000       507,540
        Colgate-Palmolive Co...................     12,000       701,400
                                                           -------------
                                                               1,208,940
                                                           -------------
        INDUSTRIAL - DIVERSIFIED - 3.5%
        Altria Group, Inc......................     34,300     1,716,715
        Tyco International, Ltd................     60,500     2,004,970
                                                           -------------
                                                               3,721,685
                                                           -------------
        INSURANCE - 1.8%
        ACE, Ltd...............................     26,500     1,120,420
        XL Capital, Ltd. - Class A.............     11,400       860,244
                                                           -------------
                                                               1,980,664
                                                           -------------
        INTERNET & CATALOG RETAIL - 0.6%
        eBay, Inc.*............................      6,500       597,675
                                                           -------------
        INTERNET SOFTWARE & SERVICES - 1.1%
        Nortel Networks Corp.*.................    134,100       669,159
        Yahoo!, Inc.*..........................     13,700       497,721
                                                           -------------
                                                               1,166,880
                                                           -------------
        IT CONSULTING & SERVICES - 0.4%
        Fiserv, Inc.*..........................     12,300       478,347
                                                           -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

        ----------------------------------------------------------------
        SECURITY                                               VALUE
        DESCRIPTION                                  SHARES   (NOTE 2)
        ----------------------------------------------------------------

        LEISURE EQUIPMENT & PRODUCTS - 0.5%
        Mattel, Inc.................................  28,700 $   523,775
                                                             -----------
        MACHINERY - 0.6%
        Ingersoll-Rand Co. - Class A................   9,200     628,452
                                                             -----------
        MEDIA - 3.4%
        EchoStar Communications Corp. - Class A*....  32,500     999,375
        Fox Entertainment Group, Inc. - Class A*....  19,300     515,310
        Liberty Media Corp. - Class A*..............  96,200     864,838
        Liberty Media International, Inc. - Class A*   4,810     178,451
        Viacom, Inc. - Class B......................  31,400   1,121,608
                                                             -----------
                                                               3,679,582
                                                             -----------

        METALS & MINING - 1.7%
        Aggregate, Inc.............................. 381,208     566,696
        Alcoa, Inc..................................  17,300     571,419
        CONSOL Energy, Inc..........................   8,800     316,800
        Peabody Energy Corp.........................   5,800     324,742
                                                             -----------
                                                               1,779,657
                                                             -----------
        OFFICE EQUIPMENT - 0.6%
        Lexmark International, Inc. - Class A*......   7,000     675,710
                                                             -----------
        OIL & GAS - 3.9%
        Exxon Mobil Corp............................  42,700   1,896,307
        GlobalSantaFe Corp..........................  29,100     771,150
        Imperial Oil, Ltd...........................   7,300     339,788
        Noble Corp.*................................  31,000   1,174,590
                                                             -----------
                                                               4,181,835
                                                             -----------
        PHARMACEUTICALS - 11.2%
        Abbott Laboratories.........................  36,100   1,471,436
        AmerisourceBergen Corp......................   7,500     448,350
        Amgen, Inc.*................................  30,000   1,637,100
        AstraZeneca Plc (ADR).......................   6,700     305,788
        Cardinal Health, Inc........................  22,700   1,590,135
        Forest Laboratories, Inc.*..................  25,100   1,421,413
        Pfizer, Inc................................. 122,400   4,195,872
        Wyeth.......................................  25,200     911,232
                                                             -----------
                                                              11,981,326
                                                             -----------
        RETAIL - MULTILINE - 3.3%
        Kohl's Corp.*...............................  27,500   1,162,700
        Wal-Mart Stores, Inc........................  46,000   2,426,960
                                                             -----------
                                                               3,589,660
                                                             -----------
        RETAIL - SPECIALTY - 4.7%
        Cintas Corp.................................   8,000     381,360
        Family Dollar Stores, Inc...................  27,400     833,508
        Lowes Co., Inc..............................  47,600   2,501,380
        Masco Corp..................................  15,700     489,526
        Office Depot, Inc.*.........................  46,500     832,815
                                                             -----------
                                                               5,038,589
                                                             -----------

       ------------------------------------------------------------------
       SECURITY                                                 VALUE
       DESCRIPTION                                   SHARES    (NOTE 2)
       ------------------------------------------------------------------

       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 4.0%
       Analog Devices, Inc..........................  16,400 $    772,112
       Fairchild Semiconductor International, Inc. -
         Class A*...................................  27,300      446,901
       Intel Corp...................................  86,600    2,390,160
       Micron Technology, Inc.*.....................  41,200      630,772
                                                             ------------
                                                                4,239,945
                                                             ------------
       SOFTWARE - 6.3%
       EMC Corp.*...................................  65,000      741,000
       Microsoft Corp............................... 143,400    4,095,504
       Oracle Corp.*................................ 118,300    1,411,319
       VERITAS Software Corp.*......................  17,200      476,440
                                                             ------------
                                                                6,724,263
                                                             ------------

       TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.0%
       Sprint Corp..................................  18,400      323,840
       Verizon Communications, Inc..................  50,600    1,831,214
                                                             ------------
                                                                2,155,054
                                                             ------------
       TELECOMMUNICATION SERVICES - WIRELESS - 1.2%
       AT&T Wireless Services, Inc.*................  27,500      393,800
       Vodafone Group Plc (ADR).....................  40,600      897,260
                                                             ------------
                                                                1,291,060
                                                             ------------
       U.S. GOVERNMENT AGENCY - 2.9%
       Federal Home Loan Mortgage Corp..............  24,800    1,569,840
       Federal National Mortgage Association........  22,300    1,591,328
                                                             ------------
                                                                3,161,168
                                                             ------------
       Total Common Stocks
       (Cost $99,687,661)                                     103,961,797
                                                             ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                    SHARES/PAR    VALUE
      DESCRIPTION                                   AMOUNT     (NOTE 2)
      --------------------------------------------------------------------
      SHORT-TERM INVESTMENTS - 6.2%
      Goldman Sachs & Co., Repurchase
        Agreement, dated 06/30/04 at 1.50% to
        be repurchased at $4,184,171 on
        07/01/04 collateralized by 4,275,000
        FHLB 0.000% due 07/28/04 with a value
        of $4,275,000............................ $4,184,000 $  4,184,000
      State Street Navigator Securities
        Lending Prime Portfolio(b)...............  2,509,775    2,509,775
                                                             ------------
      Total Short-Term Investments
      (Cost $6,693,775)                                         6,693,775
                                                             ------------

      TOTAL INVESTMENTS - 103.0%
      (Cost $106,381,436)                                     110,655,572

      Other Assets and Liabilities (net) - (3.0%)              (3,240,465)
                                                             ------------

      TOTAL NET ASSETS - 100.0%                              $107,415,107
                                                             ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLB - Federal Home Loan Bank

The adviser considers liquid securities as segregatable assets for forward purchase commitments.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
THIRD AVENUE SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                 SHARES      (NOTE 2)
      -------------------------------------------------------------------

      COMMON STOCKS - 87.0%
      AUTO COMPONENTS - 1.5%
      Superior Industries International, Inc.(a)   215,100 $    7,195,095
                                                           --------------
      BANKS - 1.9%
      Brookline Bancorp, Inc.(a)................   504,500      7,401,015
      NewAlliance Bancshares, Inc.*.............   127,580      1,781,017
                                                           --------------
                                                                9,182,032
                                                           --------------
      CHEMICALS - 1.8%
      Agrium, Inc...............................   606,600      8,826,030
                                                           --------------
      COMMERCIAL SERVICES & SUPPLIES - 3.0%
      Herman Miller, Inc.(a)....................    95,300      2,757,982
      On Assignment, Inc.*(a)...................   965,253      5,694,993
      Quanta Services, Inc.*(a).................   972,500      6,048,950
                                                           --------------
                                                               14,501,925
                                                           --------------
      COMMUNICATIONS EQUIPMENT - 5.3%
      Advanced Fibre Communications, Inc.*......    82,500      1,666,500
      CommScope, Inc.*(a).......................   511,300     10,967,385
      Comverse Technology, Inc.*................   254,900      5,082,706
      Scientific-Atlanta, Inc...................    37,500      1,293,750
      Sycamore Networks, Inc.*(a)............... 1,061,161      4,488,711
      Tellabs, Inc.*(a).........................   237,400      2,074,876
                                                           --------------
                                                               25,573,928
                                                           --------------
      COMPUTERS & PERIPHERALS - 0.7%
      Hutchinson Technology, Inc.*(a)...........   137,915      3,391,330
                                                           --------------
      CONSTRUCTION & ENGINEERING - 1.1%
      Keith Companies, Inc. (The)*..............   359,880      5,182,272
                                                           --------------
      ELECTRICAL EQUIPMENT - 4.8%
      American Power Conversion Corp............   152,600      2,998,590
      Coherent, Inc.*(a)........................   259,328      7,740,941
      Credence Systems Corp.*(a)................   285,500      3,939,900
      Electro Scientific Industries, Inc.*(a)...   298,841      8,460,188
                                                           --------------
                                                               23,139,619
                                                           --------------
      ELECTRONICS - 4.9%
      Advanced Power Technology, Inc.*..........   154,500      1,923,525
      AVX Corp.(a)..............................   418,000      6,040,100
      Bel Fuse, Inc. - Class A..................   111,088      3,994,724
      Bel Fuse, Inc. - Class B(a)...............    59,277      2,471,851
      Park Electrochemical Corp.(a).............   254,200      6,418,550
      TriQuint Semiconductor, Inc.*(a)..........   491,000      2,680,860
                                                           --------------
                                                               23,529,610
                                                           --------------
      FINANCIAL SERVICES - 4.2%
      Ichiyoshi Securities Co., Ltd.............   776,700      6,421,298
      Instinet Group, Inc.*.....................   585,748      3,092,749
      Leucadia National Corp....................   129,700      6,446,090
      Westwood Holdings Group, Inc.(a)..........   246,775      4,441,950
                                                           --------------
                                                               20,402,087
                                                           --------------

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                             SHARES      (NOTE 2)
        ---------------------------------------------------------------

        FOOD PRODUCTS - 1.0%
        Del Monte Pacific, Ltd................ 6,876,000 $    2,516,633
        Industrias Bachoco, S.A.(ADR)(a)......   259,600      2,596,000
                                                         --------------
                                                              5,112,633
                                                         --------------
        HEALTH CARE PROVIDERS & SERVICES - 1.7%
        AMN Healthcare Services, Inc.*(a).....   123,338      1,885,838
        Cross Country Healthcare, Inc.*(a)....   346,000      6,279,900
                                                         --------------
                                                              8,165,738
                                                         --------------
        HOTELS, RESTAURANTS & LEISURE - 1.1%
        Jack in the Box, Inc.*(a).............   176,100      5,230,170
                                                         --------------
        HOUSEHOLD DURABLES - 3.3%
        Cavco Industries, Inc.*(a)............   138,995      5,518,101
        Coachmen Industries, Inc.(a)..........   199,100      3,183,609
        Skyline Corp..........................   182,000      7,398,300
                                                         --------------
                                                             16,100,010
                                                         --------------
        INDUSTRIAL - DIVERSIFIED - 1.7%
        Trinity Industries, Inc.(a)...........   257,500      8,185,925
                                                         --------------
        INSURANCE - 6.8%
        Arch Capital Group Ltd.*..............    59,669      2,379,600
        Brit Insurance Holdings PLC........... 3,642,800      5,481,351
        E-L Financial Corp....................    22,555      6,056,840
        FBL Financial Group, Inc. - Class A(a)   277,500      7,842,150
        Montpelier Re Holdings Ltd.(a)........    62,500      2,184,375
        MONY Group, Inc. (The)*...............    33,700      1,054,810
        Phoenix Companies, Inc. (The)(a)......   633,400      7,759,150
                                                         --------------
                                                             32,758,276
                                                         --------------
        IT CONSULTING & SERVICES - 0.4%
        Ingram Micro, Inc. - Class A*.........   135,000      1,953,450
                                                         --------------
        LEISURE EQUIPMENT & PRODUCTS - 2.9%
        JAKKS Pacific, Inc.*(a)...............   545,168     11,334,043
        Russ Berrie & Co., Inc.(a)............   139,300      2,706,599
                                                         --------------
                                                             14,040,642
                                                         --------------
        MACHINERY - 2.3%
        Alamo Group, Inc.(a)..................   378,700      6,021,330
        Lindsay Manufacturing Co.(a)..........   212,700      5,109,054
                                                         --------------
                                                             11,130,384
                                                         --------------
        METALS & MINING - 2.6%
        Fording Canadian Coal Trust...........   156,500      6,588,650
        RTI International Metals, Inc.*.......   369,200      5,888,740
                                                         --------------
                                                             12,477,390
                                                         --------------
        OIL & GAS - 8.9%
        Equity Oil Co.*.......................   203,098        930,189
        Pogo Producing Co.....................   150,800      7,449,520
        Smedvig ASA - Series A................   674,600      7,421,583
        St. Mary Land & Exploration Co.(a)....   257,300      9,172,745
        Tidewater, Inc.(a)....................   130,500      3,888,900

                       See notes to financial statements

MET INVESTORS SERIES TRUST
THIRD AVENUE SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                             SHARES     (NOTE 2)
         --------------------------------------------------------------

         OIL & GAS - CONTINUED
         Whiting Petroleum Corp.*............... 334,000 $    8,400,100
         Willbros Group, Inc.*(a)............... 377,100      5,682,897
                                                         --------------
                                                             42,945,934
                                                         --------------
         PAPER & FOREST PRODUCTS - 1.6%
         TimberWest Forest Corp................. 772,200      7,730,064
                                                         --------------
         PHARMACEUTICALS - 1.7%
         PAREXEL International Corp.*(a)........ 281,481      5,573,324
         Pharmaceutical Product Development,
           Inc.*(a).............................  86,175      2,737,780
                                                         --------------
                                                              8,311,104
                                                         --------------
         REAL ESTATE - 14.6%
         Avatar Holdings, Inc.*(a)..............  90,500      3,764,800
         Brascan Corp. - Class A................ 172,200      4,862,928
         Catellus Development Corp.(REIT)....... 345,945      8,527,544
         Forest City Enterprises, Inc. - Class A 201,500     10,679,500
         Jones Lang Lasalle, Inc.*.............. 179,300      4,859,030
         LNR Property Corp.(a).................. 209,300     11,354,525
         PS Business Parks, Inc.(REIT)..........  61,200      2,462,688
         St. Joe Co. (The)...................... 246,300      9,778,110
         Trammell Crow Co.*..................... 705,900      9,953,190
         Wellsford Real Properties, Inc.*....... 279,100      4,340,005
                                                         --------------
                                                             70,582,320
                                                         --------------
         RETAIL - MULTILINE - 1.5%
         Kmart Holding Corp.*(a)................ 100,400      7,208,720
                                                         --------------
         RETAIL - SPECIALTY - 1.8%
         Buckle, Inc. (The).....................  67,200      1,898,400
         Dress Barn, Inc. (The)*(a)............. 404,800      6,930,176
                                                         --------------
                                                              8,828,576
                                                         --------------
         SOFTWARE - 1.6%
         Geac Computer Corp., Ltd.*(a).......... 794,400      5,433,696
         Ulticom, Inc.*(a)...................... 180,000      2,106,000
                                                         --------------
                                                              7,539,696
                                                         --------------
         TEXTILES, APPAREL & LUXURY GOODS - 0.3%
         K-Swiss, Inc. - Class A(a).............  66,624      1,346,471
                                                         --------------
         TRANSPORTATION - 2.0%
         Alexander & Baldwin, Inc............... 297,031      9,935,687
                                                         --------------
         Total Common Stocks
         (Cost $332,805,627)                                420,507,118
                                                         --------------

         PREFERRED STOCK - 0.2%
         REAL ESTATE - 0.2%
         Koger Equity, Inc.*(REIT)
         (Cost $962,500)........................  38,500        989,450
                                                         --------------

   -------------------------------------------------------------------------
   SECURITY                                      SHARES/PAR      VALUE
   DESCRIPTION                                     AMOUNT       (NOTE 2)
   -------------------------------------------------------------------------

   SHORT-TERM INVESTMENTS - 37.2%
   State Street Bank & Trust Co.,
     Repurchase Agreement, dated
     06/30/04 at 0.15% to be repurchased
     at $48,000,200 on 07/01/04
     collateralized by $48,690,000 FNMA
     1.875% due 02/15/05 with a value of
     $48,963,881............................... $ 48,000,000 $   48,000,000
   State Street Bank & Trust Co.,
     Repurchase Agreement, dated
     06/30/04 at 0.15% to be repurchased
     at $2,575,011 on 07/01/04
     collateralized by $2,670,000 FHLMC
     5.125% due 11/07/13 with a value of
     $2,626,613................................    2,575,000      2,575,000
   State Street Navigator Securities Lending
     Prime Portfolio(b)........................  116,451,178    116,451,178
   United States Treasury Note,
     2.125%, due 08/31/04(a)...................   13,000,000     13,022,854
                                                             --------------
   Total Short-Term Investments
   (Cost $180,119,208)                                          180,049,032
                                                             --------------

   TOTAL INVESTMENTS - 124.4%
   (Cost $513,887,335)                                          601,545,600

   Other Assets and Liabilities (net) - (24.4%)                (117,341,930)
                                                             --------------

   TOTAL NET ASSETS - 100.0%                                 $  484,203,670
                                                             ==============

PORTFOLIO FOOTNOTES:

 * Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

FHLMC - Home Loan Mortgage Corp.

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                SHARES      (NOTE 2)
       ------------------------------------------------------------------

       COMMON STOCKS - 94.8%
       AEROSPACE & DEFENSE - 2.2%
       Alliant Techsystems, Inc.*..............      66,000 $   4,180,440
       Rockwell Collins, Inc...................     142,000     4,731,440
                                                            -------------
                                                                8,911,880
                                                            -------------
       AIR FREIGHT & LOGISTICS - 0.6%
       Expeditors International of Washington,
         Inc...................................      45,000     2,223,450
                                                            -------------
       AIRLINES - 0.5%
       JetBlue Airways Corp.*(a)...............      72,000     2,115,360
                                                            -------------
       AUTOMOTIVE - 0.8%
       Oshkosh Truck Corp......................      55,000     3,152,050
                                                            -------------
       BANKS - 0.2%
       Silicon Valley Bancshares*(a)...........      20,000       793,000
                                                            -------------
       BEVERAGES - 0.8%
       Cott Corp.*(a)..........................     103,000     3,337,200
                                                            -------------
       BIOTECHNOLOGY - 0.5%
       Celgene Corp.*(a).......................      20,000     1,145,200
       Protein Design Labs, Inc.*(a)...........      52,000       994,760
                                                            -------------
                                                                2,139,960
                                                            -------------
       CHEMICALS - 1.0%
       Potash Corporation of Saskatchewan, Inc.      43,000     4,166,700
                                                            -------------
       COMMERCIAL SERVICES & SUPPLIES - 10.6%
       Apollo Group, Inc. - Class A*...........      20,000     1,765,800
       BearingPoint, Inc.*(a)..................     162,000     1,436,940
       Ceridian Corp.*.........................     158,000     3,555,000
       Certegy, Inc............................     116,000     4,500,800
       ChoicePoint, Inc.*......................     138,000     6,301,080
       Education Management Corp.*.............      82,000     2,694,520
       Fair Isaac Corp.(a).....................      52,000     1,735,760
       Global Payments, Inc....................      34,000     1,530,680
       Hewitt Associates, Inc.*(a).............     100,000     2,750,000
       Iron Mountain, Inc.*....................      74,000     3,571,240
       Manpower, Inc...........................      91,000     4,620,070
       Robert Half International, Inc..........     116,000     3,453,320
       Viad Corp...............................     135,000     3,646,350
       WebMD Corp.*(a).........................      44,000       410,080
                                                            -------------
                                                               41,971,640
                                                            -------------
       COMMUNICATIONS EQUIPMENT & SERVICES - 1.1%
       Comverse Technology, Inc.*..............      62,000     1,236,280
       Research In Motion, Ltd.*...............      44,000     3,011,360
                                                            -------------
                                                                4,247,640
                                                            -------------
       COMPUTER SOFTWARE & PROCESSING - 0.3%
       Jack Henry & Associates, Inc............      64,000     1,286,400
                                                            -------------
       COMPUTERS & PERIPHERALS - 0.5%
       Lexmark International, Inc. - Class A*..      20,000     1,930,600
                                                            -------------

       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                SHARES      (NOTE 2)
       ------------------------------------------------------------------

       ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.3%
       Danaher Corp............................      64,000 $   3,318,400
       Diebold, Inc............................      57,000     3,013,590
       FLIR Systems, Inc.*(a)..................      42,000     2,305,800
       FMC Technologies, Inc.*.................      97,000     2,793,600
       Jabil Circuit, Inc.*....................      63,000     1,586,340
                                                            -------------
                                                               13,017,730
                                                            -------------

       FINANCIALS - DIVERSIFIED - 4.0%
       Ameritrade Holding Corp.*...............     177,000     2,008,950
       CapitalSource, Inc.*(a).................     109,000     2,665,050
       Eaton Vance Corp.(a)....................      69,000     2,636,490
       Federated Investors, Inc. - Class B.....      44,000     1,334,960
       Investors Financial Services Corp.(a)...      37,000     1,612,460
       Legg Mason, Inc.(a).....................      27,000     2,457,270
       Waddell & Reed Financial, Inc. - Class A     145,000     3,205,950
                                                            -------------
                                                               15,921,130
                                                            -------------
       FOOD & DRUG RETAILING - 3.2%
       Omnicare, Inc...........................     169,000     7,234,890
       Shoppers Drug Mart Corp.*...............      54,000     1,345,368
       Whole Foods Market, Inc.................      44,000     4,199,800
                                                            -------------
                                                               12,780,058
                                                            -------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 2.0%
       Edwards Lifesciences Corp.*(a)..........      59,000     2,056,150
       Kinetic Concepts, Inc.*.................      74,000     3,692,600
       Waters Corp.*...........................      47,000     2,245,660
                                                            -------------
                                                                7,994,410
                                                            -------------
       HEALTH CARE PROVIDERS & SERVICES - 4.1%
       Anthem, Inc.*...........................       3,000       268,680
       Community Health Systems, Inc.*.........      45,000     1,204,650
       Coventry Health Care, Inc.*.............      36,000     1,760,400
       DaVita, Inc.*...........................      48,000     1,479,840
       Health Management Associates, Inc. -
         Class A...............................     160,000     3,587,200
       Laboratory Corporation of America
         Holdings*.............................      93,000     3,692,100
       Manor Care, Inc.........................     130,000     4,248,400
                                                            -------------
                                                               16,241,270
                                                            -------------
       HOTELS, RESTAURANTS & LEISURE - 1.8%
       Cheesecake Factory, Inc.*(a)............      61,000     2,427,190
       Fairmont Hotels & Resorts, Inc..........     128,000     3,449,600
       P.F. Chang's China Bistro, Inc.*(a).....      34,000     1,399,100
                                                            -------------
                                                                7,275,890
                                                            -------------
       HOUSEHOLD DURABLES - 0.8%
       American Standard Cos., Inc.*...........      81,000     3,265,110
                                                            -------------
       INDUSTRIAL CONGLOMERATES - 2.0%
       ITT Industries, Inc.....................      43,000     3,569,000
       Roper Industries, Inc.(a)...............      75,000     4,267,500
                                                            -------------
                                                                7,836,500
                                                            -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                             SHARES      (NOTE 2)
        ---------------------------------------------------------------

        INSURANCE - 3.6%
        Assurant, Inc........................      67,000 $   1,767,460
        Axis Capital Holdings, Ltd...........      57,000     1,596,000
        Genworth Financial, Inc. - Class A*..      65,000     1,491,750
        Principal Financial Group, Inc.......      71,000     2,469,380
        Protective Life Corp.................      57,000     2,204,190
        Radian Group, Inc....................      45,000     2,155,500
        Willis Group Holdings, Ltd...........      75,000     2,808,750
                                                          -------------
                                                             14,493,030
                                                          -------------
        INTERNET SOFTWARE & SERVICES - 1.6%
        CheckFree Corp.*.....................      39,000     1,170,000
        CNET Networks, Inc.*(a)..............      50,000       553,500
        Getty Images, Inc.*..................       8,000       480,000
        Juniper Networks, Inc.*..............      72,000     1,769,040
        Monster Worldwide, Inc.*.............      89,000     2,289,080
                                                          -------------
                                                              6,261,620
                                                          -------------
        IT CONSULTING & SERVICES - 2.2%
        CACI International, Inc. - Class A*..      34,000     1,374,960
        DST Systems, Inc.*(a)................     101,000     4,857,090
        Fiserv, Inc.*........................      69,000     2,683,410
                                                          -------------
                                                              8,915,460
                                                          -------------
        LEISURE EQUIPMENT & PRODUCTS - 1.2%
        Brunswick Corp.......................     112,000     4,569,600
                                                          -------------
        MEDIA - 4.2%
        Cablevision Systems New York Group. -
          Class A*(a)........................      90,000     1,768,500
        Catalina Marketing Corp.*(a).........     107,000     1,957,030
        Citadel Broadcasting Corp.*(a).......     216,000     3,147,120
        Cox Radio, Inc. - Class A*...........      88,000     1,529,440
        Entercom Communications Corp.*.......      34,000     1,268,200
        Lamar Advertising Co. - Class A*.....      18,000       780,300
        Rogers Communications, Inc. -
          Class B(a).........................     109,000     1,976,170
        Scholastic Corp.*(a).................      64,000     1,916,800
        XM Satellite Radio Holdings, Inc. -
          Class A*(a)........................      82,000     2,237,780
                                                          -------------
                                                             16,581,340
                                                          -------------
        METALS & MINING - 2.1%
        International Steel Group, Inc.*.....      51,000     1,517,250
        Newmont Mining Corp..................      67,000     2,596,920
        Nucor Corp.(a).......................      53,000     4,068,280
                                                          -------------
                                                              8,182,450
                                                          -------------
        OIL & GAS - 7.9%
        BJ Services Co.*.....................     127,000     5,821,680
        Cooper Cameron Corp.*................      60,000     2,922,000
        Diamond Offshore Drilling, Inc.(a)...     119,000     2,835,770
        EOG Resources, Inc...................      67,000     4,000,570
        Murphy Oil Corp......................      61,000     4,495,700
        Smith International, Inc.*...........      93,000     5,185,680

      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                 SHARES      (NOTE 2)
      -------------------------------------------------------------------

      OIL & GAS - CONTINUED
      Western Gas Resources, Inc.(a)...........      84,000 $   2,728,320
      XTO Energy, Inc.(a)......................     120,000     3,574,800
                                                            -------------
                                                               31,564,520
                                                            -------------
      PHARMACEUTICALS - 9.9%
      Abgenix, Inc.*(a)........................      79,000       925,880
      Alkermes, Inc.*(a).......................      69,000       938,400
      AmerisourceBergen Corp...................      60,000     3,586,800
      Amylin Pharmaceuticals, Inc.*(a).........      48,000     1,094,400
      Andrx Corp.*.............................      74,000     2,066,820
      Barr Laboratories, Inc.*.................      43,000     1,449,100
      Cephalon, Inc.*(a).......................      49,000     2,646,000
      Gilead Sciences, Inc.*...................      56,000     3,752,000
      Human Genome Sciences, Inc.*(a)..........      74,000       860,620
      ICOS Corp.*(a)...........................      35,000     1,044,400
      ImClone Systems, Inc.*(a)................      33,000     2,831,070
      Invitrogen Corp.*........................      29,000     2,087,710
      IVAX Corp.*..............................     143,000     3,430,570
      Medimmune, Inc.*.........................     225,000     5,265,000
      Neurocrine Biosciences, Inc.*(a).........      29,000     1,503,650
      Sepracor, Inc.*(a).......................       9,000       476,100
      Taro Pharmaceutical Industries, Ltd. -
        Class A*(a)............................      46,500     2,022,750
      Valeant Pharmaceuticals International....      54,000     1,080,000
      Vertex Pharmaceuticals, Inc.*(a).........      66,000       715,440
      Watson Pharmaceuticals, Inc.*............      61,000     1,640,900
                                                            -------------
                                                               39,417,610
                                                            -------------
      RETAIL - SPECIALTY - 6.4%
      Best Buy Co., Inc........................      60,000     3,044,400
      CDW Corp.................................      42,000     2,677,920
      Dollar Tree Stores, Inc.*(a).............      86,000     2,358,980
      Family Dollar Stores, Inc................     121,000     3,680,820
      InterActive Corp.*(a)....................      31,000       934,340
      MSC Industrial Direct Co., Inc. - Class A      19,000       623,960
      O' Reilly Automotive, Inc.*(a)...........      53,000     2,395,600
      PETsMART, Inc............................     135,000     4,380,750
      Ross Stores, Inc.........................     101,000     2,702,760
      Williams-Sonoma, Inc.*...................      78,000     2,570,880
                                                            -------------
                                                               25,370,410
                                                            -------------
      SEMICONDUCTOR EQUIPMENT & PRODUCTS - 4.2%
      Agere Systems, Inc. - Class A*...........     233,000       535,900
      Agere Systems, Inc. - Class B*...........     306,000       657,900
      AMIS Holdings Inc.*......................      94,000     1,590,480
      Integrated Circuit Systems, Inc.*........      73,000     1,982,680
      Intersil Corp. - Class A(a)..............     143,000     3,097,380
      Microchip Technology, Inc................     107,000     3,374,780
      Novellus Systems, Inc.*..................      61,000     1,917,840
      QLogic Corp.*(a).........................      64,000     1,701,760
      Semtech Corp.*(a)........................      83,000     1,953,820
                                                            -------------
                                                               16,812,540
                                                            -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

         -----------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                            SHARES      (NOTE 2)
         -----------------------------------------------------------------

         SOFTWARE - 5.8%
         Adobe Systems, Inc..................      60,000 $   2,790,000
         Cadence Design Systems, Inc.*.......     168,000     2,457,840
         Citrix Systems, Inc.*...............      41,000       834,760
         Cognos, Inc.*.......................      21,000       759,360
         Intuit, Inc.*.......................      57,000     2,199,060
         Mercury Interactive Corp.*..........      46,000     2,292,180
         Network Associates, Inc.*...........     221,000     4,006,730
         Red Hat, Inc.*(a)...................      78,000     1,791,660
         Sungard Data Systems, Inc.*.........      59,000     1,534,000
         VeriSign, Inc.*.....................     211,000     4,198,900
                                                          -------------
                                                             22,864,490
                                                          -------------
         TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.8%
         Garmin, Ltd.(a).....................      63,000     2,333,520
         Harris Corp.........................      91,000     4,618,250
                                                          -------------
                                                              6,951,770
                                                          -------------
         TELECOMMUNICATION SERVICES - WIRELESS - 3.0%
         Crown Castle International Corp.*...     196,000     2,891,000
         Nextel Communications, Inc. -
           Class A*..........................      57,000     1,519,620
         Nextel Partners, Inc. - Class A*(a).     155,000     2,467,600
         Triton PCS Holdings, Inc. -
           Class A*(a).......................      43,000       187,480
         Western Wireless Corp. - Class A*(a)     167,000     4,827,970
                                                          -------------
                                                             11,893,670
                                                          -------------
         TRANSPORTATION - 0.6%
         C.H. Robinson Worldwide, Inc........      52,000     2,383,680
                                                          -------------
         Total Common Stocks
         (Cost $324,640,864)                              $ 376,870,168
                                                          -------------

    ------------------------------------------------------------------------
    SECURITY                                         PAR          VALUE
    DESCRIPTION                                     AMOUNT       (NOTE 2)
    ------------------------------------------------------------------------

    SHORT-TERM INVESTMENTS - 22.4%
    State Street Bank & Trust Co.,
      Repurchase Agreement, dated
      06/30/04 at 0.05% to be repurchased
      at $365,000 on 07/01/04
      collateralized by $370,000 FHLB
      3.625% due 09/30/04 with a value of
      $375,331.................................. $    365,000 $     365,000
    State Street Navigator Securities
      Lending Prime Portfolio(b)................   69,209,561    69,209,561
    T. Rowe Price Government Reserve
      Investment Fund...........................   19,641,238    19,641,238
                                                              -------------
    Total Short-Term Investments
    (Cost $89,215,799)                                           89,215,799
                                                              -------------

    TOTAL INVESTMENTS - 117.2%
    (Cost $413,856,663)                                         466,085,967

    Other Assets and Liabilities (net) - (17.2%)                (68,416,666)
                                                              -------------

    TOTAL NET ASSETS - 100.0%                                 $ 397,669,301
                                                              =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST
TURNER MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                SHARES      (NOTE 2)
       ------------------------------------------------------------------

       COMMON STOCKS - 92.2%
       AIRLINES - 0.9%
       Southwest Airlines Co..................       57,070 $     957,064
                                                            -------------
       AUTO COMPONENTS - 0.5%
       Autoliv, Inc...........................       11,825       499,015
                                                            -------------
       BANKS - 0.6%
       UCBH Holdings, Inc.....................       17,600       695,552
                                                            -------------
       BIOTECHNOLOGY - 3.0%
       Biogen Idec Inc.*......................       17,130     1,083,472
       Charles River Laboratories Intl., Inc.*       10,670       521,443
       ImClone Systems, Inc.*.................        7,450       639,136
       Invitrogen Corp.*......................       14,280     1,028,017
                                                            -------------
                                                                3,272,068
                                                            -------------
       CHEMICALS - 1.5%
       Ashland Inc............................       15,770       832,814
       Ecolab, Inc............................       24,510       776,967
                                                            -------------
                                                                1,609,781
                                                            -------------
       COMMERCIAL SERVICES & SUPPLIES - 6.6%
       Alliance Data Systems Corp.*...........       26,170     1,105,683
       ARAMARK Corp. - Class B................       25,590       735,968
       Ceridian Corp.*........................       33,450       752,625
       Education Management Corp.*............       19,840       651,942
       Gen-Probe Inc.*........................       25,135     1,189,388
       Global Payments, Inc...................       15,455       695,784
       Manor Care, Inc........................       14,600       477,128
       Manpower, Inc..........................       20,700     1,050,939
       MPS Group, Inc.*.......................       45,430       550,612
                                                            -------------
                                                                7,210,069
                                                            -------------
       COMMUNICATIONS EQUIPMENT & SERVICES - 1.5%
       Polycom, Inc.*.........................       49,480     1,108,847
       Research In Motion Ltd.*...............        8,240       563,945
                                                            -------------
                                                                1,672,792
                                                            -------------
       COMPUTERS & PERIPHERALS - 3.7%
       CDW Corp...............................       22,000     1,402,720
       Lexmark International, Inc. - Class A*.       16,560     1,598,537
       Zebra Technologies Corp. - Class A*....       12,430     1,081,410
                                                            -------------
                                                                4,082,667
                                                            -------------
       CONTAINERS & PACKAGING - 0.5%
       Ball Corp..............................        7,560       544,698
                                                            -------------
       ELECTRIC SERVICES - 0.4%
       Reliant Resources, Inc.*...............       39,980       432,983
                                                            -------------
       ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.7%
       Flextronics International, Ltd.*.......       44,090       703,236
       Power-One, Inc.*.......................       51,290       563,164
       Tektronix, Inc.........................       16,610       565,072
                                                            -------------
                                                                1,831,472
                                                            -------------

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       -----------------------------------------------------------------

       ELECTRONICS - 1.1%
       Sanmina Corp.*........................      119,490 $   1,087,359
       Vishay Intertechnology, Inc.*.........        3,410        63,358
                                                           -------------
                                                               1,150,717
                                                           -------------
       ENERGY EQUIPMENT & SERVICES - 0.1%
       Kinder Morgan, Inc....................        1,580        93,678
                                                           -------------
       FINANCIALS - DIVERSIFIED - 5.6%
       Affiliated Managers Group, Inc.*......       15,235       767,387
       Capitalsource Inc.*...................       22,600       552,570
       Fiserv, Inc.*.........................       31,285     1,216,674
       Investors Financial Services Corp.....       19,430       846,759
       Legg Mason, Inc.......................       10,950       996,560
       MGIC Investment Corp..................       10,140       769,220
       T. Rowe Price Group, Inc..............       19,670       991,368
                                                           -------------
                                                               6,140,538
                                                           -------------
       FOOD & DRUG RETAILING - 1.0%
       Whole Foods Market, Inc...............       11,920     1,137,764
                                                           -------------
       FOOD PRODUCTS - 0.7%
       McCormick & Co. Inc...................       21,360       726,240
                                                           -------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 4.9%
       Bard (C.R.), Inc......................       25,630     1,451,940
       Biomet, Inc...........................       24,380     1,083,447
       Henry Schein, Inc.*...................       12,645       798,405
       Inamed Corp.*.........................       16,420     1,031,997
       Zimmer Holdings, Inc.*................       11,940     1,053,108
                                                           -------------
                                                               5,418,897
                                                           -------------
       HEALTH CARE PROVIDERS & SERVICES - 2.8%
       Anthem, Inc.*.........................        9,330       835,595
       Laboratory Corporation of America
         Holdings*...........................       10,530       418,041
       Pacificare Health Systems, Inc.*......       20,970       810,700
       Varian Medical Systems, Inc.*.........       12,810     1,016,473
                                                           -------------
                                                               3,080,809
                                                           -------------
       HOTELS, RESTAURANTS & LEISURE - 5.8%
       Brunswick Corp........................       18,045       736,236
       Marriott International, Inc. - Class A       32,890     1,640,553
       Marvel Enterprises, Inc.*.............       38,200       745,664
       Ruby Tuesday, Inc.....................       17,010       466,925
       Starwood Hotels & Resorts Worldwide,
         Inc. - Class B......................       23,330     1,046,350
       Station Casinos, Inc..................       21,020     1,017,368
       Wynn Resorts Ltd.*....................       18,350       708,861
                                                           -------------
                                                               6,361,957
                                                           -------------
       HOUSEHOLD DURABLES - 0.7%
       American Standard Cos., Inc.*.........       19,875       801,161
                                                           -------------
       HOUSEHOLD PRODUCTS - 0.7%
       Clorox Company (The)..................       13,885       746,735
                                                           -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
TURNER MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                 SHARES      (NOTE 2)
      -------------------------------------------------------------------

      INDUSTRIAL CONGLOMERATES - 3.5%
      Eaton Corp..............................       12,425 $     804,395
      Fisher Scientific Int'l., Inc.*.........       25,620     1,479,555
      Pentair, Inc............................       23,980       806,687
      PerkinElmer, Inc........................       10,020       200,801
      Rockwell Automation, Inc................       15,120       567,151
                                                            -------------
                                                                3,858,589
                                                            -------------
      INTERNET SOFTWARE & SERVICES - 6.6%
      Akamai Technologies, Inc.*..............       50,280       902,526
      Ask Jeeves, Inc.*.......................       18,670       728,690
      Check Point Software Technologies, Ltd.*       31,140       840,468
      CheckFree Corp.*........................       23,190       695,700
      CNET Networks, Inc.*....................      104,770     1,159,804
      Infospace Inc.*.........................       14,070       535,223
      Juniper Networks, Inc.*.................       49,970     1,227,763
      Sina Corp.*.............................        9,780       322,642
      VeriSign, Inc.*.........................       43,300       861,670
                                                            -------------
                                                                7,274,486
                                                            -------------
      MEDIA - 2.1%
      Interpublic Group of Cos, Inc...........       33,530       460,367
      Lamar Advertising Co. - Class A*........       18,230       790,270
      Monster Worldwide, Inc.*................       39,340     1,011,825
                                                            -------------
                                                                2,262,462
                                                            -------------
      METALS & MINING - 1.4%
      Peabody Energy Corp.....................        9,170       513,428
      Phelps Dodge Corp.*.....................       13,180     1,021,582
                                                            -------------
                                                                1,535,010
                                                            -------------
      OIL & GAS - 2.6%
      National-Oilwell, Inc.*.................       20,390       642,081
      Smith International, Inc.*..............       19,290     1,075,610
      Western Gas Resources, Inc..............        1,170        38,002
      XTO Energy, Inc.........................       37,440     1,115,338
                                                            -------------
                                                                2,871,031
                                                            -------------
      PAPER & FOREST PRODUCTS - 0.6%
      Boise Cascade Corp......................       18,390       692,200
                                                            -------------
      PERSONAL PRODUCTS - 0.7%
      Nu Skin Enterprises, Inc. - Class A.....       30,340       768,209
                                                            -------------
      PHARMACEUTICALS - 6.0%
      Caremark Rx, Inc.*......................       37,205     1,225,533
      Endo Pharmaceuticals Holdings, Inc.*....       22,780       534,191
      Eon Labs, Inc.*.........................       13,960       571,383
      IVAX Corp.*.............................       18,960       454,850
      McKesson Corp...........................       29,290     1,005,526
      Neurocrine Biosciences, Inc.*...........       12,600       653,310
      Omnicare, Inc...........................       17,630       754,740
      OSI Pharmaceuticals, Inc.*..............        7,200       507,168
      Sepracor, Inc.*.........................       15,440       816,776
                                                            -------------
                                                                6,523,477
                                                            -------------

       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                SHARES      (NOTE 2)
       ------------------------------------------------------------------

       RETAIL - SPECIALTY - 5.6%
       Chico's FAS, Inc.*.....................       24,160 $   1,091,066
       Coach, Inc.*...........................       29,685     1,341,465
       Foot Locker, Inc.......................       32,060       780,340
       PETsMART, Inc..........................       26,850       871,282
       Talbots, Inc...........................       13,510       528,917
       The Pep Boys Manny, Moe & Jack.........       29,450       746,558
       Williams-Sonoma, Inc.*.................       23,450       772,912
                                                            -------------
                                                                6,132,540
                                                            -------------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 8.4%
       Altera Corp.*..........................       47,520     1,055,894
       Broadcom Corp. - Class A*..............       27,850     1,302,544
       Cymer, Inc.*...........................       21,350       799,344
       Formfactor Inc*........................       25,230       566,414
       Integrated Device Technology, Inc.*....       34,190       473,190
       Lam Research Corp.*....................       53,450     1,432,460
       Microchip Technology, Inc..............       31,360       989,094
       NVIDIA Corp.*..........................       44,190       905,895
       PMC-Sierra, Inc.*......................       49,460       709,751
       Silicon Laboratories, Inc.*............       21,750     1,008,113
                                                            -------------
                                                                9,242,699
                                                            -------------
       SOFTWARE - 5.2%
       ChoicePoint, Inc.*.....................       22,740     1,038,308
       Citrix Systems, Inc.*..................       67,510     1,374,504
       Cognizant Technology Solutions Corp. -
         Class A*.............................       20,140       511,757
       Mercury Interactive Corp.*.............       16,390       816,714
       Red Hat, Inc.*.........................       40,350       926,840
       Siebel Systems, Inc.*..................       91,890       981,385
                                                            -------------
                                                                5,649,508
                                                            -------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.8%
       Avaya, Inc.*...........................       48,350       763,447
       Comverse Technology, Inc.*.............       59,145     1,179,351
       Corning, Inc.*.........................       84,220     1,099,913
                                                            -------------
                                                                3,042,711
                                                            -------------
       TELECOMMUNICATION SERVICES - WIRELESS - 1.2%
       NII Holdings Inc. - Class B*...........       14,770       497,601
       Western Wireless Corp. - Class A*......       28,140       813,528
                                                            -------------
                                                                1,311,129
                                                            -------------
       TRANSPORTATION - 1.2%
       Expeditors International of Washington,
         Inc..................................       16,215       801,183
       Oshkosh Truck Corp.....................        8,820       505,474
                                                            -------------
                                                                1,306,657
                                                            -------------
       Total Common Stocks
       (Cost $93,715,957)                                     100,937,365
                                                            -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
TURNER MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


                                                             ------------
       ------------------------------------------------------------------
       SECURITY                                      PAR        VALUE
       DESCRIPTION                                  AMOUNT     (NOTE 2)
       ------------------------------------------------------------------

       SHORT-TERM INVESTMENTS - 7.1%
       State Street Bank & Trust Co., Repurchase
         Agreement, dated 06/30/04 at 0.15% to be
         repurchased at $7,800,033 on 07/01/04
         collateralized by $8,060,000 FNMA
         2.625% due 11/15/06 with a value of
         $7,957,993 (Cost $7,800,000)............ $7,800,000 $  7,800,000
                                                             ------------

       TOTAL INVESTMENTS - 99.3%
       (Cost $101,515,957)                                    108,737,365

       Other Assets and Liabilities (net) - 0.7%                  741,422
                                                             ------------

       TOTAL NET ASSETS - 100.0%                             $109,478,787
                                                             ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2004 (UNAUDITED)


                                                                                                           Met/AIM
                                                                                                     Mid Cap Core Equity
                                                                                                          Portfolio
                                                                                                     -------------------
ASSETS
   Investments, at value (Note 2)*                                                                          $260,329,406
   Repurchase Agreement                                                                                       17,429,000
   Cash                                                                                                              268
   Cash denominated in foreign currencies**                                                                           32
   Receivable for investments sold                                                                                    --
   Receivable for Trust shares sold                                                                              455,601
   Dividends receivable                                                                                          210,179
   Interest receivable                                                                                               629
   Net variation margin on financial futures contracts (Note 7)                                                       --
   Other assets                                                                                                    8,514
                                                                                                     -------------------
      Total assets                                                                                           278,433,629
                                                                                                     -------------------
LIABILITIES
   Payables for:
      Investments purchased                                                                                           --
      When-issued / delayed delivery investments (Note 2)                                                             --
      Trust shares redeemed                                                                                      226,977
      Net variation margin on financial futures contracts (Note 7)                                                    --
      Outstanding written options+ (Note 9)                                                                           --
      Distribution and services fees--Class B                                                                     43,810
      Distribution and services fees--Class E                                                                      3,404
      Collateral on securities on loan                                                                        18,939,536
      Investment advisory fee payable (Note 3)                                                                   148,567
      Administration fee payable                                                                                   9,827
      Custodian and accounting fees payable                                                                       13,521
   Accrued expenses                                                                                               33,414
                                                                                                     -------------------
      Total liabilities                                                                                       19,419,056
                                                                                                     -------------------
NET ASSETS                                                                                                  $259,014,573
                                                                                                     ===================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                          $211,537,423
   Accumulated net realized gain (loss)                                                                       25,465,716
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts and
    foreign currency                                                                                          22,022,039
   Undistributed (distributions in excess of) net investment income                                              (10,605)
                                                                                                     -------------------
      Total                                                                                                 $259,014,573
                                                                                                     ===================
NET ASSETS
   Class A                                                                                                  $  7,828,335
                                                                                                     ===================
   Class B                                                                                                   222,374,248
                                                                                                     ===================
   Class E                                                                                                    28,811,990
                                                                                                     ===================
CAPITAL SHARES OUTSTANDING
   Class A                                                                                                       584,757
                                                                                                     ===================
   Class B                                                                                                    16,677,292
                                                                                                     ===================
   Class E                                                                                                     2,155,373
                                                                                                     ===================
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                                  $      13.39
                                                                                                     ===================
   Class B                                                                                                         13.33
                                                                                                     ===================
   Class E                                                                                                         13.37
                                                                                                     ===================

--------------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                        $238,307,367
**Cost of cash denominated in foreign currencies                                                                      32
+Cost of written options                                                                                              --

                                                                                                         Met/AIM
                                                                                                     Small Cap Growth
                                                                                                        Portfolio
                                                                                                     ----------------
ASSETS
   Investments, at value (Note 2)*                                                                       $480,446,248
   Repurchase Agreement                                                                                    28,727,000
   Cash                                                                                                           216
   Cash denominated in foreign currencies**                                                                        --
   Receivable for investments sold                                                                            940,618
   Receivable for Trust shares sold                                                                           413,171
   Dividends receivable                                                                                        28,933
   Interest receivable                                                                                          1,037
   Net variation margin on financial futures contracts (Note 7)                                                26,950
   Other assets                                                                                                13,284
                                                                                                     ----------------
      Total assets                                                                                        510,597,457
                                                                                                     ----------------
LIABILITIES
   Payables for:
      Investments purchased                                                                                 1,606,727
      When-issued / delayed delivery investments (Note 2)                                                          --
      Trust shares redeemed                                                                                    32,013
      Net variation margin on financial futures contracts (Note 7)                                                 --
      Outstanding written options+ (Note 9)                                                                    45,580
      Distribution and services fees--Class B                                                                  75,974
      Distribution and services fees--Class E                                                                   1,329
      Collateral on securities on loan                                                                     99,753,495
      Investment advisory fee payable (Note 3)                                                                313,761
      Administration fee payable                                                                               12,696
      Custodian and accounting fees payable                                                                    32,766
   Accrued expenses                                                                                            37,184
                                                                                                     ----------------
      Total liabilities                                                                                   101,911,525
                                                                                                     ----------------
NET ASSETS                                                                                               $408,685,932
                                                                                                     ================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                       $356,144,191
   Accumulated net realized gain (loss)                                                                     3,120,878
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts and
    foreign currency                                                                                       50,963,048
   Undistributed (distributions in excess of) net investment income                                        (1,542,185)
                                                                                                     ----------------
      Total                                                                                              $408,685,932
                                                                                                     ================
NET ASSETS
   Class A                                                                                               $  7,227,520
                                                                                                     ================
   Class B                                                                                                390,500,832
                                                                                                     ================
   Class E                                                                                                 10,957,580
                                                                                                     ================
CAPITAL SHARES OUTSTANDING
   Class A                                                                                                    579,904
                                                                                                     ================
   Class B                                                                                                 31,548,276
                                                                                                     ================
   Class E                                                                                                    881,473
                                                                                                     ================
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                               $      12.46
                                                                                                     ================
   Class B                                                                                                      12.38
                                                                                                     ================
   Class E                                                                                                      12.43
                                                                                                     ================

-----------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                     $429,632,682
**Cost of cash denominated in foreign currencies                                                                   --
+Cost of written options                                                                                       30,382

                                                                                                     Goldman Sachs
                                                                                                     Mid-Cap Value
                                                                                                       Portfolio
                                                                                                     -------------
ASSETS
   Investments, at value (Note 2)*                                                                    $116,456,645
   Repurchase Agreement                                                                                  4,196,000
   Cash                                                                                                    270,003
   Cash denominated in foreign currencies**                                                                     --
   Receivable for investments sold                                                                       1,381,217
   Receivable for Trust shares sold                                                                        281,415
   Dividends receivable                                                                                    154,199
   Interest receivable                                                                                          12
   Net variation margin on financial futures contracts (Note 7)                                                 --
   Other assets                                                                                              3,773
                                                                                                     -------------
      Total assets                                                                                     122,743,264
                                                                                                     -------------
LIABILITIES
   Payables for:
      Investments purchased                                                                              1,131,231
      When-issued / delayed delivery investments (Note 2)                                                       --
      Trust shares redeemed                                                                                     --
      Net variation margin on financial futures contracts (Note 7)                                              --
      Outstanding written options+ (Note 9)                                                                     --
      Distribution and services fees--Class B                                                               22,869
      Distribution and services fees--Class E                                                                   --
      Collateral on securities on loan                                                                          --
      Investment advisory fee payable (Note 3)                                                              74,124
      Administration fee payable                                                                             3,388
      Custodian and accounting fees payable                                                                  8,469
   Accrued expenses                                                                                         13,902
                                                                                                     -------------
      Total liabilities                                                                                  1,253,983
                                                                                                     -------------
NET ASSETS                                                                                            $121,489,281
                                                                                                     =============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                    $112,420,025
   Accumulated net realized gain (loss)                                                                    651,603
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts and
    foreign currency                                                                                     8,348,093
   Undistributed (distributions in excess of) net investment income                                         69,560
                                                                                                     -------------
      Total                                                                                           $121,489,281
                                                                                                     =============
NET ASSETS
   Class A                                                                                            $  2,644,460
                                                                                                     =============
   Class B                                                                                             118,844,821
                                                                                                     =============
   Class E                                                                                                      --
                                                                                                     =============
CAPITAL SHARES OUTSTANDING
   Class A                                                                                                 249,000
                                                                                                     =============
   Class B                                                                                              11,190,150
                                                                                                     =============
   Class E                                                                                                      --
                                                                                                     =============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                            $      10.62
                                                                                                     =============
   Class B                                                                                                   10.62
                                                                                                     =============
   Class E                                                                                                      --
                                                                                                     =============

------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                  $108,108,552
**Cost of cash denominated in foreign currencies                                                                --
+Cost of written options                                                                                        --

                       See notes to financial statements

Harris Oakmark       Janus        J.P. Morgan    J.P. Morgan     Lord Abbett
International  Aggressive Growth  Quality Bond  Select Equity  America's Value
  Portfolio        Portfolio       Portfolio      Portfolio       Portfolio
-------------- -----------------  ------------  -------------  ---------------
  $698,221,724      $548,973,773  $233,439,654   $123,547,839      $16,699,696
    22,857,000                --            --      3,326,000        1,766,000
           923            63,060        12,083            913              883
       141,974                --         4,419             --               --
            --         9,065,586    31,900,054        942,519           52,935
     1,494,842           348,541        43,988             --           58,867
     1,751,777           368,827            --        102,353           26,341
            95                --     1,152,640             21           73,356
            --                --            --         10,350               --
        20,043            16,589         4,961          3,738              590
-------------- -----------------  ------------  -------------  ---------------
   724,488,378       558,836,376   266,557,799    127,933,733       18,678,668
-------------- -----------------  ------------  -------------  ---------------
     5,481,666        12,987,824       832,503      1,306,709          282,490
            --                --    89,963,877             --               --
        98,379            65,129        66,751        233,487               --
            --                --       108,969             --               --
            --                --            --             --               --
       106,693            87,398        13,324          2,114            3,461
         5,620               646            --             --               --
   117,663,480        41,375,108     5,017,598      1,325,096               --
       400,965           335,205        74,831         63,542            2,425
        18,509            16,817         6,019          4,589              369
        30,907            14,804        19,935          9,447            7,956
        36,079            32,823        26,196         20,442            8,531
-------------- -----------------  ------------  -------------  ---------------
   123,842,298        54,915,754    96,130,003      2,965,426          305,232
-------------- -----------------  ------------  -------------  ---------------
  $600,646,080      $503,920,622  $170,427,796   $124,968,307      $18,373,436
============== =================  ============  =============  ===============
  $522,096,336      $459,444,356  $159,577,121   $148,991,605      $16,769,326
     5,303,108        (4,955,729)    4,581,927    (35,848,878)          25,624
    69,787,947        50,114,089      (520,259)    10,456,649        1,395,770
     3,458,689          (682,094)    6,789,007      1,368,931          182,716
-------------- -----------------  ------------  -------------  ---------------
  $600,646,080      $503,920,622  $170,427,796   $124,968,307      $18,373,436
============== =================  ============  =============  ===============
  $ 14,974,272      $ 57,926,867  $104,071,803   $114,510,131      $        --
============== =================  ============  =============  ===============
   537,745,031       440,625,047    66,355,993     10,458,176       18,373,436
============== =================  ============  =============  ===============
    47,926,777         5,368,708            --             --               --
============== =================  ============  =============  ===============
     1,184,352         7,935,993     8,795,171      8,751,798               --
============== =================  ============  =============  ===============
    42,748,741        60,830,915     5,648,145        804,309        1,473,573
============== =================  ============  =============  ===============
     3,804,938           740,410            --             --               --
============== =================  ============  =============  ===============
  $      12.64      $       7.30  $      11.83   $      13.08      $        --
============== =================  ============  =============  ===============
         12.58              7.24         11.75          13.00            12.47
============== =================  ============  =============  ===============
         12.60              7.25            --             --               --
============== =================  ============  =============  ===============

------------------------------------------------------------------------------
  $628,449,024      $498,859,354  $233,721,927   $113,105,848      $15,303,926
       143,496                --            --             --               --
            --                --            --             --               --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2004 (UNAUDITED)



                                                                                 Lord Abbett       Lord Abbett
                                                                                Bond Debenture  Growth and Income
                                                                                  Portfolio         Portfolio
                                                                                --------------  -----------------
ASSETS
   Investments, at value (Note 2)*                                              $1,272,633,301     $2,644,280,307
   Repurchase Agreement                                                             36,176,000        114,038,000
   Cash                                                                              2,102,822                853
   Cash denominated in foreign currencies**                                                 --                 --
   Receivable for investments sold                                                   8,927,879          8,978,989
   Receivable for Trust shares sold                                                  1,302,015          1,900,077
   Dividends receivable                                                                     --          2,515,340
   Interest receivable                                                              17,620,747                475
   Other assets                                                                         36,717             75,966
                                                                                --------------  -----------------
      Total assets                                                               1,338,799,481      2,771,790,007
                                                                                --------------  -----------------
LIABILITIES
   Payables for:
      Investments purchased                                                          9,844,957         15,086,523
      Trust shares redeemed                                                             70,104            986,705
      Distribution and services fees--Class B                                          178,062            273,089
      Distribution and services fees--Class E                                            3,802                 --
      Collateral on securities on loan                                             185,878,912         83,599,402
      Investment advisory fee payable (Note 3)                                         528,856          1,120,437
      Administration fee payable                                                        37,680             82,651
      Custodian and accounting fees payable                                             26,953             31,276
   Accrued expenses                                                                    110,921            152,017
                                                                                --------------  -----------------
      Total liabilities                                                            196,680,247        101,332,100
                                                                                --------------  -----------------
NET ASSETS                                                                      $1,142,119,234     $2,670,457,907
                                                                                ==============  =================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                              $1,070,555,614     $2,327,824,263
   Accumulated net realized gain (loss)                                            (20,940,775)       (30,878,235)
   Unrealized appreciation (depreciation) on investments and foreign currency       19,222,918        349,296,175
   Undistributed (distributions in excess of) net investment income                 73,281,477         24,215,704
                                                                                --------------  -----------------
      Total                                                                     $1,142,119,234     $2,670,457,907
                                                                                ==============  =================
NET ASSETS
   Class A                                                                      $  227,804,514     $1,293,571,185
                                                                                ==============  =================
   Class B                                                                         882,770,116      1,376,886,722
                                                                                ==============  =================
   Class E                                                                          31,544,604                 --
                                                                                ==============  =================
CAPITAL SHARES OUTSTANDING
   Class A                                                                          18,776,834         51,078,084
                                                                                ==============  =================
   Class B                                                                          73,289,793         54,701,063
                                                                                ==============  =================
   Class E                                                                           2,611,540                 --
                                                                                ==============  =================
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                      $        12.13     $        25.33
                                                                                ==============  =================
   Class B                                                                               12.04              25.17
                                                                                ==============  =================
   Class E                                                                               12.08                 --
                                                                                ==============  =================

-------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                            $1,253,410,389     $2,294,984,256
**Cost of cash denominated in foreign currencies                                            --                 --

                                                                                    Lord Abbett
                                                                                Growth Opportunities
                                                                                     Portfolio
                                                                                --------------------
ASSETS
   Investments, at value (Note 2)*                                                       $67,611,294
   Repurchase Agreement                                                                      537,000
   Cash                                                                                          627
   Cash denominated in foreign currencies**                                                       --
   Receivable for investments sold                                                         1,003,936
   Receivable for Trust shares sold                                                           21,507
   Dividends receivable                                                                        4,673
   Interest receivable                                                                            --
   Other assets                                                                                1,657
                                                                                --------------------
      Total assets                                                                        69,180,694
                                                                                --------------------
LIABILITIES
   Payables for:
      Investments purchased                                                                1,406,319
      Trust shares redeemed                                                                   50,077
      Distribution and services fees--Class B                                                  6,261
      Distribution and services fees--Class E                                                     --
      Collateral on securities on loan                                                     9,508,216
      Investment advisory fee payable (Note 3)                                                47,075
      Administration fee payable                                                               2,490
      Custodian and accounting fees payable                                                    8,103
   Accrued expenses                                                                           20,874
                                                                                --------------------
      Total liabilities                                                                   11,049,415
                                                                                --------------------
NET ASSETS                                                                               $58,131,279
                                                                                ====================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                       $54,212,687
   Accumulated net realized gain (loss)                                                   (2,451,948)
   Unrealized appreciation (depreciation) on investments and foreign currency              6,570,898
   Undistributed (distributions in excess of) net investment income                         (200,358)
                                                                                --------------------
      Total                                                                              $58,131,279
                                                                                ====================
NET ASSETS
   Class A                                                                               $26,717,434
                                                                                ====================
   Class B                                                                                31,413,845
                                                                                ====================
   Class E                                                                                        --
                                                                                ====================
CAPITAL SHARES OUTSTANDING
   Class A                                                                                 2,792,418
                                                                                ====================
   Class B                                                                                 3,317,875
                                                                                ====================
   Class E                                                                                        --
                                                                                ====================
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                               $      9.57
                                                                                ====================
   Class B                                                                                      9.47
                                                                                ====================
   Class E                                                                                        --
                                                                                ====================

-----------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                     $61,040,396
**Cost of cash denominated in foreign currencies                                                  --

                       See notes to financial statements

 Lord Abbett  MFS Research                Neuberger Berman     Oppenheimer
Mid-Cap Value International Money Market    Real Estate    Capital Appreciation
  Portfolio     Portfolio    Portfolio       Portfolio          Portfolio
------------- ------------- ------------  ---------------- --------------------
 $261,250,715  $591,243,044 $202,346,374      $131,011,363         $704,660,286
    4,915,000    17,526,000    9,943,000         7,001,000           39,255,000
          701           605          637               690                  986
           --       957,694           --                --                   --
      187,441            --           --           265,698            4,707,175
      106,438       779,486       79,769           752,673            1,376,168
      215,621       455,606           --           577,147              579,062
           13            73       10,315                29                  164
        7,830        16,044        6,371             4,336               23,219
------------- ------------- ------------  ---------------- --------------------
  266,683,759   610,978,552  212,386,466       139,612,936          750,602,060
------------- ------------- ------------  ---------------- --------------------
      812,390       119,148           --           409,202            6,500,339
      102,327       164,695    1,418,277                --                   --
       26,359        83,454           --            25,399              138,007
           --         1,127       41,490               302                   --
   15,095,523   101,839,532           --                --           33,459,308
      137,987       380,928       67,880            76,413              336,248
        8,160        15,509        7,126             4,562               22,790
        9,646        50,849        8,783             8,469               21,381
       21,880        39,366       18,648            13,902               45,900
------------- ------------- ------------  ---------------- --------------------
   16,214,272   102,694,608    1,562,204           538,249           40,523,973
------------- ------------- ------------  ---------------- --------------------
 $250,469,487  $508,283,944 $210,824,262      $139,074,687         $710,078,087
============= ============= ============  ================ ====================
 $193,662,097  $456,837,150 $210,828,873      $130,500,753         $634,441,695
    8,522,111     9,825,888           --         1,014,587           32,550,353
   46,287,240    39,340,377           --         6,965,436           42,535,295
    1,998,039     2,280,529       (4,611)          593,911              550,744
------------- ------------- ------------  ---------------- --------------------
 $250,469,487  $508,283,944 $210,824,262      $139,074,687         $710,078,087
============= ============= ============  ================ ====================
 $116,846,797  $ 79,256,822 $  4,480,237      $  2,931,803         $ 16,906,207
============= ============= ============  ================ ====================
  133,622,690   419,648,868  206,344,025       133,134,604          693,171,880
============= ============= ============  ================ ====================
           --     9,378,254           --         3,008,280                   --
============= ============= ============  ================ ====================
    5,986,731     7,720,089    4,480,237           283,381            1,985,594
============= ============= ============  ================ ====================
    6,894,061    40,991,679  206,351,584        12,876,747           81,913,719
============= ============= ============  ================ ====================
           --       914,841           --           290,889                   --
============= ============= ============  ================ ====================
 $      19.52  $      10.27 $       1.00      $      10.35         $       8.51
============= ============= ============  ================ ====================
        19.38         10.24         1.00             10.34                 8.46
============= ============= ============  ================ ====================
           --         10.25           --             10.34                   --
============= ============= ============  ================ ====================

-------------------------------------------------------------------------------
 $214,963,475  $551,896,787 $202,346,374      $124,045,927         $662,125,326
           --       963,056           --                --                   --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2004 (UNAUDITED)

                                                                         PIMCO Inflation     PIMCO           PIMCO
                                                                         Protected Bond  PEA Innovation   Total Return
                                                                            Portfolio      Portfolio       Portfolio
                                                                         --------------- --------------  --------------
ASSETS
   Investments, at value (Note 2)*                                        $1,293,973,302   $227,046,441  $1,452,920,620
   Repurchase Agreement                                                        2,784,000      7,055,000       3,493,000
   Cash                                                                              395            475           9,439
   Cash denominated in foreign currencies**                                        9,689             --       8,617,559
   Receivable for investments sold                                            14,043,109      2,984,010     334,395,696
   Receivable for Trust shares sold                                            1,015,870        565,685       1,751,374
   Dividends receivable                                                               --         24,416              --
   Interest receivable                                                         1,613,164             29       5,836,625
   Net variation margin on financial futures contracts (Note 7)                   15,813             --       4,598,500
   Open swap contracts at fair value (Note 10)                                 2,090,396             --              --
   Unrealized appreciation on forward currency contracts (Note 8)                  5,353             --         116,796
   Other assets                                                                   20,535          6,121          41,080
                                                                         --------------- --------------  --------------
     Total assets                                                          1,315,571,626    237,682,177   1,811,780,689
                                                                         --------------- --------------  --------------
LIABILITIES
   Due to bank                                                                        --             --              --
   Payables for:
     Investments purchased                                                   672,949,992      7,652,836       1,407,601
     When-issued / delayed delivery investments (Note 2)                              --             --     262,489,941
     Trust shares redeemed                                                            75         68,758         203,849
     Securities sold short, at value (Note 2)+                                14,215,042             --     223,431,623
     Open swap contracts at fair value (Note 10)                                      --             --       7,989,194
     Unrealized depreciation on forward currency contracts (Note 8)                   --             --              --
     Outstanding written options++ (Note 9)                                       17,128             --         797,132
     Distribution and services fees - Class B                                    124,357         23,276         194,263
     Distribution and services fees - Class E                                         --          2,587          17,302
     Collateral on securities on loan                                                 --     41,303,627              --
     Interest payable swap position                                                   --             --         585,268
     Investment advisory fee payable (Note 3)                                    248,837        203,644         529,944
     Administration fee payable                                                   19,060          6,811          42,917
     Custodian and accounting fees payable                                         7,987         19,681          42,375
   Accrued expenses                                                               20,463         28,721         100,590
                                                                         --------------- --------------  --------------
     Total liabilities                                                       687,602,941     49,309,941     497,831,999
                                                                         --------------- --------------  --------------
NET ASSETS                                                                $  627,968,685   $188,372,236  $1,313,948,690
                                                                         =============== ==============  ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                        $  614,210,200   $183,728,300  $1,266,301,690
   Accumulated net realized gain (loss)                                        7,165,630      5,415,472      (9,912,924)
   Unrealized appreciation (depreciation) on investments, futures
    contracts, options contracts, swap contracts and foreign currency          5,719,650       (133,277)      3,450,627
   Undistributed (distributions in excess of) net investment income              873,205       (638,259)     54,109,297
                                                                         --------------- --------------  --------------
     Total                                                                $  627,968,685   $188,372,236  $1,313,948,690
                                                                         =============== ==============  ==============
NET ASSETS
   Class A                                                                $      279,553   $ 47,130,736  $  207,415,088
                                                                         =============== ==============  ==============
   Class B                                                                   627,689,132    119,582,497     963,241,848
                                                                         =============== ==============  ==============
   Class E                                                                            --     21,659,003     143,291,754
                                                                         =============== ==============  ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                        26,398      9,869,562      17,750,941
                                                                         =============== ==============  ==============
   Class B                                                                    59,392,249     25,247,795      83,040,918
                                                                         =============== ==============  ==============
   Class E                                                                            --      4,562,116      12,328,496
                                                                         =============== ==============  ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                $        10.59   $       4.78  $        11.68
                                                                         =============== ==============  ==============
   Class B                                                                         10.57           4.74           11.60
                                                                         =============== ==============  ==============
   Class E                                                                            --           4.75           11.62
                                                                         =============== ==============  ==============

------------------------------------------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreement                     $1,288,179,047   $227,179,718  $1,451,990,477
**Cost of cash denominated in foreign currencies                                   9,797             --       8,633,725
+ Proceeds of securities sold short                                           14,043,109             --     220,334,108
++Cost of written options                                                        560,202             --       6,049,918

                       See notes to financial statements

     Met/Putnam         Met/Putnam    Third Avenue   T. Rowe Price       Turner
Capital Opportunities    Research    Small Cap Value Mid-Cap Growth  Mid-Cap Growth
      Portfolio         Portfolio       Portfolio      Portfolio       Portfolio
---------------------  ------------  --------------- --------------  --------------
          $59,228,832  $106,471,572     $550,970,600   $465,720,967    $100,937,365
              115,000     4,184,000       50,575,000        365,000       7,800,000
                   34            --              441            230             868
                   --            --          551,373             --              --
            2,471,387     3,672,956        1,485,000      1,451,293       3,350,787
                  233        17,550          916,276        519,359         243,098
               27,745       145,412          568,268         96,357          18,714
                   25         1,877           92,544         15,815              33
                   --            --               --             --              --
                   --            --               --             --              --
                   --            --               --             --              --
                1,514         3,389           15,907         13,092           3,407
---------------------  ------------  --------------- --------------  --------------
           61,844,770   114,496,756      605,175,409    468,182,113     112,354,272
---------------------  ------------  --------------- --------------  --------------
                   --        17,273               --             --              --
            2,273,048     4,409,822        4,086,587        700,559       2,760,095
                   --            --               --             --              --
               43,255        13,215               76        183,389              --
                   --            --               --             --              --
                   --            --               --             --              --
                   --         4,742               --             --              --
                   --            --               --             --              --
                  651        17,718           93,293         60,229          20,706
                   --            --               --          2,184              --
            8,625,123     2,509,775      116,451,178     69,209,561              --
                   --            --               --             --              --
               34,901        71,020          281,111        273,286          69,151
                2,234         4,186           14,658         14,501           3,163
               17,612        15,024           12,630         21,954           8,469
               17,996        18,874           32,206         47,149          13,901
---------------------  ------------  --------------- --------------  --------------
           11,014,820     7,081,649      120,971,739     70,512,812       2,875,485
---------------------  ------------  --------------- --------------  --------------
          $50,829,950  $107,415,107     $484,203,670   $397,669,301    $109,478,787
=====================  ============  =============== ==============  ==============
          $53,897,117  $106,220,610     $386,830,701   $340,840,506    $102,569,698
           (8,286,059)   (3,375,728)       8,323,845      6,222,923        (216,912)

            5,108,126     4,269,392       87,655,590     52,229,346       7,221,408
              110,766       300,833        1,393,534     (1,623,474)        (95,407)
---------------------  ------------  --------------- --------------  --------------
          $50,829,950  $107,415,107     $484,203,670   $397,669,301    $109,478,787
=====================  ============  =============== ==============  ==============
          $47,531,979  $ 19,927,259     $  2,197,979   $ 73,713,634    $  2,593,070
=====================  ============  =============== ==============  ==============
            3,297,971    87,487,848      482,005,691    305,108,041     106,885,717
=====================  ============  =============== ==============  ==============
                   --            --               --     18,847,626              --
=====================  ============  =============== ==============  ==============
            3,765,279     2,459,732          168,977     10,720,751         249,000
=====================  ============  =============== ==============  ==============
              263,253    10,871,806       37,144,531     44,790,640      10,262,061
=====================  ============  =============== ==============  ==============
                   --            --               --      2,756,601              --
=====================  ============  =============== ==============  ==============
          $     12.62  $       8.10     $      13.01   $       6.88    $      10.41
=====================  ============  =============== ==============  ==============
                12.53          8.05            12.98           6.81           10.42
=====================  ============  =============== ==============  ==============
                   --            --               --           6.84              --
=====================  ============  =============== ==============  ==============

------------------------------------------------------------------------------------
          $54,120,706  $102,197,436     $463,312,335   $413,491,663    $ 93,715,957
                   --            --          554,535             --              --
                   --            --               --             --              --
                   --            --               --             --              --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

                                                                                        Met/AIM            Met/AIM
                                                                                  Mid Cap Core Equity  Small Cap Growth
                                                                                       Portfolio          Portfolio
INVESTMENT INCOME:
    Dividends (1)                                                                         $ 1,316,813       $   148,180
    Interest (2)                                                                              150,647           165,870
                                                                                  -------------------  ----------------
       Total investment income                                                              1,467,460           314,050
                                                                                  -------------------  ----------------
EXPENSES:
    Investment advisory fee (Note 3)                                                          990,965         1,326,629
    Deferred Expense Reimbursement (Note 3)                                                   122,843            48,748
    Administration fees                                                                        30,750            32,882
    Custody and accounting fees                                                                43,544           104,092
    Distribution fee - Class B                                                                303,571           347,583
    Distribution fee - Class E                                                                 18,158             7,653
    Transfer agent fees                                                                        12,403            12,359
    Audit                                                                                      10,178            10,178
    Legal                                                                                       8,808             8,808
    Trustee fees and expenses                                                                   7,526             7,526
    Shareholder reporting                                                                       9,661             5,361
    Insurance                                                                                   2,328             2,448
    Organizational expense                                                                         --                --
    Other                                                                                         208               208
                                                                                  -------------------  ----------------
       Total expenses                                                                       1,560,943         1,914,475
       Less fees waived and expenses reimbursed by the adviser                                     --                --
       Less broker commission recapture                                                       (84,846)          (61,558)
                                                                                  -------------------  ----------------
    Net expenses                                                                            1,476,097         1,852,917
                                                                                  -------------------  ----------------
    Net investment income                                                                      (8,637)       (1,538,867)
                                                                                  -------------------  ----------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, FUTURES CONTRACTS,
OPTIONS CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY RELATED
TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                         25,841,566         4,393,215
       Futures contracts                                                                           --           107,738
       Options contracts                                                                           --           196,430
       Swap contracts                                                                              --                --
       Foreign currency related transactions                                                       --                --
                                                                                  -------------------  ----------------
          Net realized gain on investments, futures contracts, options contracts, swap contracts and foreign currency related
            transactions                                                                   25,841,566         4,697,383
                                                                                  -------------------  ----------------
    Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency
          Beginning of period                                                              28,622,011        38,922,960
          End of period                                                                    22,022,039        50,963,048
                                                                                  -------------------  ----------------
    Net change in unrealized appreciation (depreciation) on investments, futures
       contracts, options contracts, swap contracts and foreign currency                   (6,599,972)       12,040,088
                                                                                  -------------------  ----------------
    Net realized and unrealized gain (loss) on investments, futures contracts, options contracts, swap contracts and foreign currency related
       transactions                                                                        19,241,594        16,737,471
                                                                                  -------------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                           $19,232,957       $15,198,604
                                                                                  ===================  ================

-------------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                        $     1,239       $       211
(2)Interest income includes security lending income of:                                         9,289            54,800
 *For the period 5/1/2004 (commencement of operations) through 6/30/2004

                                                                                  Goldman Sachs
                                                                                  Mid-Cap Value
                                                                                   Portfolio*
INVESTMENT INCOME:
    Dividends (1)                                                                    $  228,528
    Interest (2)                                                                          1,971
                                                                                  -------------
       Total investment income                                                          230,499
                                                                                  -------------
EXPENSES:
    Investment advisory fee (Note 3)                                                    101,244
    Deferred Expense Reimbursement (Note 3)                                                  --
    Administration fees                                                                   3,388
    Custody and accounting fees                                                           8,469
    Distribution fee - Class B                                                           32,697
    Distribution fee - Class E                                                               --
    Transfer agent fees                                                                   2,403
    Audit                                                                                 4,482
    Legal                                                                                 3,417
    Trustee fees and expenses                                                             1,667
    Shareholder reporting                                                                 2,294
    Insurance                                                                               124
    Organizational expense                                                                2,490
    Other                                                                                   299
                                                                                  -------------
       Total expenses                                                                   162,974
       Less fees waived and expenses reimbursed by the adviser                           (2,035)
       Less broker commission recapture                                                      --
                                                                                  -------------
    Net expenses                                                                        160,939
                                                                                  -------------
    Net investment income                                                                69,560
                                                                                  -------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, FUTURES CONTRACTS,
OPTIONS CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY RELATED
TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                      651,603
       Futures contracts                                                                     --
       Options contracts                                                                     --
       Swap contracts                                                                        --
       Foreign currency related transactions                                                 --
                                                                                  -------------
          Net realized gain on investments, futures contracts, options contracts, swap contracts and foreign currency related
            transactions                                                                651,603
                                                                                  -------------
    Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency
          Beginning of period                                                                --
          End of period                                                               8,348,093
                                                                                  -------------
    Net change in unrealized appreciation (depreciation) on investments, futures
       contracts, options contracts, swap contracts and foreign currency              8,348,093
                                                                                  -------------
    Net realized and unrealized gain (loss) on investments, futures contracts, options contracts, swap contracts and foreign currency related
       transactions                                                                   8,999,696
                                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                      $9,069,256
                                                                                  =============

------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                   $    1,063
(2)Interest income includes security lending income of:                                      --
 *For the period 5/1/2004 (commencement of operations) through 6/30/2004

                       See notes to financial statements

Harris Oakmark        Janus        J.P. Morgan    J.P. Morgan     Lord Abbett
International   Aggressive Growth  Quality Bond  Select Equity  America's Value
  Portfolio         Portfolio       Portfolio      Portfolio       Portfolio
--------------  -----------------  ------------  -------------  ---------------
   $ 7,756,141        $ 1,318,834   $        --    $   923,646       $  156,783
       175,201            126,877     2,977,870         26,206          106,746
--------------  -----------------  ------------  -------------  ---------------
     7,931,342          1,445,711     2,977,870        949,852          263,529
--------------  -----------------  ------------  -------------  ---------------
     1,893,528          1,436,643       448,103        399,518           42,614
        70,893            132,811        25,206             --               --
        47,204             40,626        18,780         14,719            1,240
       183,379             72,347        64,163         35,849           25,350
       498,045            427,948        77,065         12,580           16,390
        27,023                 --            --             --               --
        11,787             11,133         6,671          6,814            2,883
        11,466             10,178        10,504          9,949            9,571
         8,808              8,808         8,696          8,808            9,560
         7,525              7,526         7,526          7,526            7,434
        16,772             14,093         8,309          2,086              235
         2,951              2,768         3,076          2,111               86
            --                 --            --             --               --
           208                208           208            208              208
--------------  -----------------  ------------  -------------  ---------------
     2,779,589          2,165,089       678,307        500,168          115,571
            --                 --            --             --          (45,419)
       (74,598)           (43,003)           --        (11,792)              --
--------------  -----------------  ------------  -------------  ---------------
     2,704,991          2,122,086       678,307        488,376           70,152
--------------  -----------------  ------------  -------------  ---------------
     5,226,351           (676,375)    2,299,563        461,476          193,377
--------------  -----------------  ------------  -------------  ---------------
     5,261,590          5,334,508     1,186,203     10,579,451           53,774
            --                 --       411,107         62,837               --
            --                 --       (17,984)            --               --
            --                 --        90,390             --               --
        78,182            (62,133)           77             11               --
--------------  -----------------  ------------  -------------  ---------------
     5,339,772          5,272,375     1,669,793     10,642,299           53,774
--------------  -----------------  ------------  -------------  ---------------
    51,180,253         36,494,001     3,805,405     16,763,074          893,601
    69,787,947         50,114,089      (520,259)    10,456,649        1,395,770
--------------  -----------------  ------------  -------------  ---------------
    18,607,694         13,620,088    (4,325,664)    (6,306,425)         502,169
--------------  -----------------  ------------  -------------  ---------------
    23,947,466         18,892,463    (2,655,871)     4,335,874          555,943
--------------  -----------------  ------------  -------------  ---------------
   $29,173,817        $18,216,088   $  (356,308)   $ 4,797,350       $  749,320
==============  =================  ============  =============  ===============

--------------------------------------------------------------------------------
   $   932,114        $    90,427   $        --    $       204       $      171
       158,367             27,402         8,549            445               --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

                                                                                  Lord Abbett       Lord Abbett
                                                                                 Bond Debenture  Growth and Income
                                                                                   Portfolio         Portfolio
                                                                                 --------------  -----------------
INVESTMENT INCOME:
    Dividends (1)                                                                  $  1,256,648       $ 20,213,087
    Interest (2)                                                                     35,685,400            224,661
                                                                                 --------------  -----------------
       Total investment income                                                       36,942,048         20,437,748
                                                                                 --------------  -----------------
EXPENSES:
    Investment advisory fee (Note 3)                                                  3,237,677          6,474,928
    Deferred Expense Reimbursement (Note 3)                                                  --            415,534
    Administration fees                                                                 112,162            235,336
    Custody and accounting fees                                                          97,291            117,122
    Distribution fee - Class B                                                        1,090,863          1,575,758
    Distribution fee - Class E                                                           20,912                 --
    Transfer agent fees                                                                  12,499              7,627
    Audit                                                                                10,504             10,178
    Legal                                                                                 8,808              8,808
    Trustee fees and expenses                                                             7,526              7,498
    Shareholder reporting                                                                38,293            118,919
    Insurance                                                                            12,439             39,026
    Organization expense                                                                     --                 --
    Other                                                                                   808                398
                                                                                 --------------  -----------------
       Total expenses                                                                 4,649,782          9,011,132
       Less fees waived and expenses reimbursed by the adviser                               --                 --
       Less broker commission recapture                                                      --           (102,764)
                                                                                 --------------  -----------------
    Net expenses                                                                      4,649,782          8,908,368
                                                                                 --------------  -----------------
    Net investment income                                                            32,292,266         11,529,380
                                                                                 --------------  -----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, AND FOREIGN
CURRENCY RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                   10,211,134         45,007,951
       Foreign currency related transactions                                                 --                176
                                                                                 --------------  -----------------
          Net realized gain on investments and foreign currency related
            transactions                                                             10,211,134         45,008,127
                                                                                 --------------  -----------------
    Unrealized appreciation (depreciation) on investments and foreign currency
          Beginning of period                                                        59,281,208        316,767,202
          End of period                                                              19,222,918        349,296,175
                                                                                 --------------  -----------------
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency                                                             (40,058,290)        32,528,973
                                                                                 --------------  -----------------
    Net realized and unrealized gain (loss) on investments and foreign currency
       swap contracts and foreign currency related transactions                     (29,847,156)        77,537,100
                                                                                 --------------  -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $  2,445,110       $ 89,066,480
                                                                                 ==============  =================

--------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                 $      2,850       $    151,404
(2)Interest income includes security lending income of:                                 139,173             66,500
 *For the period 5/1/2004 (commencement of operations) through 6/30/2004

                                                                                     Lord Abbett
                                                                                 Growth Opportunities
                                                                                      Portfolio
                                                                                 --------------------
INVESTMENT INCOME:
    Dividends (1)                                                                          $   79,344
    Interest (2)                                                                               16,376
                                                                                 --------------------
       Total investment income                                                                 95,720
                                                                                 --------------------
EXPENSES:
    Investment advisory fee (Note 3)                                                          199,460
    Deferred Expense Reimbursement (Note 3)                                                        --
    Administration fees                                                                         7,895
    Custody and accounting fees                                                                23,516
    Distribution fee - Class B                                                                 36,781
    Distribution fee - Class E                                                                     --
    Transfer agent fees                                                                         6,616
    Audit                                                                                       9,948
    Legal                                                                                       8,808
    Trustee fees and expenses                                                                   7,499
    Shareholder reporting                                                                       1,249
    Insurance                                                                                   1,125
    Organization expense                                                                           --
    Other                                                                                         208
                                                                                 --------------------
       Total expenses                                                                         303,105
       Less fees waived and expenses reimbursed by the adviser                                 (9,872)
       Less broker commission recapture                                                            --
                                                                                 --------------------
    Net expenses                                                                              293,233
                                                                                 --------------------
    Net investment income                                                                    (197,513)
                                                                                 --------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, AND FOREIGN
CURRENCY RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                          3,066,055
       Foreign currency related transactions                                                       --
                                                                                 --------------------
          Net realized gain on investments and foreign currency related
            transactions                                                                    3,066,055
                                                                                 --------------------
    Unrealized appreciation (depreciation) on investments and foreign currency
          Beginning of period                                                               7,568,257
          End of period                                                                     6,570,898
                                                                                 --------------------
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency                                                                      (997,359)
                                                                                 --------------------
    Net realized and unrealized gain (loss) on investments and foreign currency
       swap contracts and foreign currency related transactions                             2,068,696
                                                                                 --------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                       $1,871,183
                                                                                 ====================

------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                         $      563
(2)Interest income includes security lending income of:                                         4,503
 *For the period 5/1/2004 (commencement of operations) through 6/30/2004

                       See notes to financial statements

                                                            Oppenheimer
 Lord Abbett  MFS Research                Neuberger Berman    Capital
Mid-Cap Value International  Money Market   Real Estate     Appreciation
  Portfolio     Portfolio     Portfolio      Portfolio*      Portfolio
------------- -------------  ------------ ----------------  ------------
  $ 1,754,583   $ 4,533,013    $       --       $  724,429  $  3,751,009
       21,641       166,551     1,015,642            5,724        85,194
------------- -------------  ------------ ----------------  ------------
    1,776,224     4,699,564     1,015,642          730,153     3,836,203
------------- -------------  ------------ ----------------  ------------
      749,556     1,327,427       375,031          107,085     2,012,375
           --       141,102            --               --       242,110
       22,888        37,241        20,254            4,562        65,538
       29,896       233,618        25,416            8,469        97,375
      144,064       326,603       228,582           36,449       825,938
           --         6,087            --              442            --
        6,872        12,503         7,207            2,403         6,893
        9,948        11,466         7,898            4,482        10,178
        8,808         8,808         8,808            3,417         8,808
        7,525         7,499         7,526            1,667         7,525
        3,879        13,011         3,249            2,294        28,179
        2,702         4,053         2,926              124         5,812
           --            --            --            2,490            --
          208           212            --              299           378
------------- -------------  ------------ ----------------  ------------
      986,346     2,129,630       686,897          174,183     3,311,109
           --            --            --           (2,877)           --
           --        (4,714)           --          (35,064)      (30,012)
------------- -------------  ------------ ----------------  ------------
      986,346     2,124,916       686,897          136,242     3,281,097
------------- -------------  ------------ ----------------  ------------
      789,878     2,574,648       328,745          593,911       555,106
------------- -------------  ------------ ----------------  ------------
    5,852,139    25,700,989            --        1,014,587    31,846,686
           --        (1,168)           --               --            --
------------- -------------  ------------ ----------------  ------------
    5,852,139    25,699,821            --        1,014,587    31,846,686
------------- -------------  ------------ ----------------  ------------
   32,994,154    43,809,369            --               --    65,608,886
   46,287,240    39,340,377            --        6,965,436    42,535,295
------------- -------------  ------------ ----------------  ------------
   13,293,086    (4,468,992)           --        6,965,436   (23,073,591)
------------- -------------  ------------ ----------------  ------------
   19,145,225    21,230,829            --        7,980,023     8,773,095
------------- -------------  ------------ ----------------  ------------
  $19,935,103   $23,805,477    $  328,745       $8,573,934  $  9,328,201
============= =============  ============ ================  ============

-------------------------------------------------------------------------
  $     4,530   $   514,647    $       --       $    2,333  $     75,644
        8,963       134,739            --               --        50,547

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

                                                                                          PIMCO
                                                                                        Inflation         PIMCO
                                                                                      Protected Bond  PEA Innovation
                                                                                        Portfolio       Portfolio
                                                                                      --------------  --------------
INVESTMENT INCOME:
    Dividends (1)                                                                        $        --     $   157,682
    Interest (2)                                                                           2,974,491          40,208
                                                                                      --------------  --------------
       Total investment income                                                             2,974,491         197,890
                                                                                      --------------  --------------
EXPENSES:
    Investment advisory fee (Note 3)                                                       1,244,253         738,670
    Deferred Expense Reimbursement (Note 3)                                                       --              --
    Administration fees                                                                       49,568          19,710
    Custody and accounting fees                                                               41,374          46,778
    Distribution fee - Class B                                                               620,944         105,933
    Distribution fee - Class E                                                                    --          15,064
    Transfer agent fees                                                                        6,434          12,152
    Audit                                                                                      9,598          10,178
    Legal                                                                                      9,398           8,808
    Trustee fees and expenses                                                                  7,434           7,526
    Shareholder reporting                                                                      9,364           3,097
    Insurance                                                                                  3,354           1,356
    Organizational expense                                                                        --              --
    Other                                                                                        208             208
                                                                                      --------------  --------------
       Total expenses                                                                      2,001,929         969,480
       Less fees waived and expenses reimbursed by the adviser                                    --              --
       Less broker commission recapture                                                           --        (138,347)
                                                                                      --------------  --------------
    Net expenses                                                                           2,001,929         831,133
                                                                                      --------------  --------------
    Net investment income                                                                    972,562        (633,243)
                                                                                      --------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS, OPTIONS CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                         7,548,960       6,632,053
       Futures contracts                                                                     (41,194)             --
       Options contracts                                                                     (26,250)             --
       Swap contracts                                                                      1,379,140              --
       Foreign currency related transactions                                                  37,379              --
                                                                                      --------------  --------------
          Net realized gain (loss) on investments, futures contracts, options contracts, swap contracts and foreign currency related
            transactions                                                                   8,898,035       6,632,053
                                                                                      --------------  --------------
    Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency
          Beginning of period                                                              4,499,574       6,369,136
          End of period                                                                    5,719,650        (133,277)
                                                                                      --------------  --------------
    Net change in unrealized appreciation (depreciation) on investments, futures
       contracts, options contracts, swap contracts and foreign currency                   1,220,076      (6,502,413)
                                                                                      --------------  --------------
    Net realized and unrealized gain (loss) on investments, futures contracts, options contracts, swap contracts and foreign currency related
       transactions                                                                       10,118,111         129,640
                                                                                      --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                          $11,090,673     $  (503,603)
                                                                                      ==============  ==============

----------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                       $        --     $    21,470
(2)Interest income includes security lending income of:                                           --          36,030
 *For the period 5/1/2004 (commencement of operations) through 6/30/2004

                                                                                         PIMCO
                                                                                      Total Return
                                                                                       Portfolio
                                                                                      ------------
INVESTMENT INCOME:
    Dividends (1)                                                                      $    17,427
    Interest (2)                                                                        15,593,286
                                                                                      ------------
       Total investment income                                                          15,610,713
                                                                                      ------------
EXPENSES:
    Investment advisory fee (Note 3)                                                     3,270,326
    Deferred Expense Reimbursement (Note 3)                                                     --
    Administration fees                                                                    128,837
    Custody and accounting fees                                                            127,121
    Distribution fee - Class B                                                           1,218,878
    Distribution fee - Class E                                                             100,219
    Transfer agent fees                                                                     13,136
    Audit                                                                                   10,503
    Legal                                                                                    8,808
    Trustee fees and expenses                                                                7,525
    Shareholder reporting                                                                   74,217
    Insurance                                                                               16,657
    Organizational expense                                                                      --
    Other                                                                                    3,036
                                                                                      ------------
       Total expenses                                                                    4,979,263
       Less fees waived and expenses reimbursed by the adviser                                  --
       Less broker commission recapture                                                         --
                                                                                      ------------
    Net expenses                                                                         4,979,263
                                                                                      ------------
    Net investment income                                                               10,631,450
                                                                                      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS, OPTIONS CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                      (1,904,985)
       Futures contracts                                                                 3,790,601
       Options contracts                                                                   184,020
       Swap contracts                                                                     (223,875)
       Foreign currency related transactions                                                 9,436
                                                                                      ------------
          Net realized gain (loss) on investments, futures contracts, options contracts, swap contracts and foreign currency related
            transactions                                                                 1,855,197
                                                                                      ------------
    Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency
          Beginning of period                                                           12,175,545
          End of period                                                                  3,450,627
                                                                                      ------------
    Net change in unrealized appreciation (depreciation) on investments, futures
       contracts, options contracts, swap contracts and foreign currency                (8,724,918)
                                                                                      ------------
    Net realized and unrealized gain (loss) on investments, futures contracts, options contracts, swap contracts and foreign currency related
       transactions                                                                     (6,869,721)
                                                                                      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                        $ 3,761,729
                                                                                      ============

---------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                     $        --
(2)Interest income includes security lending income of:                                     76,543
 *For the period 5/1/2004 (commencement of operations) through 6/30/2004

                       See notes to financial statements

     Met/Putnam         Met/Putnam   Third Avenue    T. Rowe Price       Turner
Capital Opportunities    Research   Small Cap Value  Mid-Cap Growth  Mid-Cap Growth
      Portfolio         Portfolio      Portfolio       Portfolio       Portfolio*
---------------------  -----------  ---------------  --------------  --------------
          $   392,431  $   863,374      $ 3,303,185     $   660,246      $   39,936
               22,991       24,083          240,428         168,555           2,132
---------------------  -----------  ---------------  --------------  --------------
              415,422      887,457        3,543,613         828,801          42,068
---------------------  -----------  ---------------  --------------  --------------
              220,913      474,812        1,529,368       1,566,801          98,456
                   --           --               --         280,094              --
                7,418       13,736           41,071          44,521           3,163
               37,519       42,197           49,921          60,607           8,469
                3,851      121,549          503,027         443,523          29,726
                   --           --               --          10,875              --
                7,740        6,993            7,671          12,018           2,403
                9,949        9,949            9,513          10,178           4,482
                8,808        8,809            8,808           8,808           3,417
                7,526        7,525            7,526           7,526           1,667
                   --        2,627           16,244           9,852           2,294
                  856        1,466            3,055           3,736             124
                   --           --               --              --           2,490
                   76          208              208             208             298
---------------------  -----------  ---------------  --------------  --------------
              304,656      689,871        2,176,412       2,458,747         156,989
                   --      (19,410)              --              --          (5,273)
                   --      (14,745)              --         (19,735)        (14,241)
---------------------  -----------  ---------------  --------------  --------------
              304,656      655,716        2,176,412       2,439,012         137,475
---------------------  -----------  ---------------  --------------  --------------
              110,766      231,741        1,367,201      (1,610,211)        (95,407)
---------------------  -----------  ---------------  --------------  --------------
            4,162,666    7,909,549        6,270,381      26,455,675        (216,912)
                   --           --               --      (1,015,561)             --
                   --           --               --              --              --
                   --           --               --              --              --
                   --         (125)          (3,416)             --              --
---------------------  -----------  ---------------  --------------  --------------
            4,162,666    7,909,424        6,266,965      25,440,114        (216,912)
---------------------  -----------  ---------------  --------------  --------------
            6,400,725   12,227,828       52,139,186      52,431,771              --
            5,108,126    4,269,392       87,655,590      52,229,346       7,221,408
---------------------  -----------  ---------------  --------------  --------------
           (1,292,599)  (7,958,436)      35,516,404        (202,425)      7,221,408
---------------------  -----------  ---------------  --------------  --------------
            2,870,067      (49,012)      41,783,369      25,237,689       7,004,496
---------------------  -----------  ---------------  --------------  --------------
          $ 2,980,833  $   182,729      $43,150,570     $23,627,478      $6,909,089
=====================  ===========  ===============  ==============  ==============

------------------------------------------------------------------------------------
          $       138  $     3,651      $   102,814     $     6,112      $       --
                8,444        1,305           63,776          36,715              --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                          Met/AIM                           Met/AIM
                                                Mid Cap Core Equity Portfolio     Small Cap Growth Portfolio
                                                ----------------------------      --------------------------
                                                Period Ended    Year Ended        Period Ended   Year Ended
                                                June 30, 2004  December 31,       June 30, 2004 December 31,
                                                 (Unaudited)       2003            (Unaudited)      2003
                                                ------------------------------    ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                 $     (8,637)  $    (78,825)      $ (1,538,867) $ (1,218,582)
   Net realized gain (loss) on investments,
       futures contracts, options contracts
       and currency related transactions          25,841,566      2,398,416          4,697,383     1,248,513
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts, options contracts
       and foreign currency related
       transactions                               (6,599,972)    30,237,070         12,040,088    41,334,926
                                                ------------   ------------   -   ------------  ------------
   Net increase in net assets resulting from
       operations                                 19,232,957     32,556,661         15,198,604    41,364,857
                                                ------------   ------------   -   ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                              --         (3,323)                --            --
     Class B                                              --             --                 --            --
     Class E                                              --            (38)                --            --
   From net realized gains
     Class A                                              --        (35,056)                --            --
     Class B                                              --     (1,640,022)                --            --
     Class E                                              --       (154,430)                --            --
                                                ------------   ------------   -   ------------  ------------
   Net decrease in net assets resulting from
       distributions                                      --     (1,832,869)                --            --
                                                ------------   ------------   -   ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 12):
   Proceeds from shares sold
     Class A                                       3,666,979      3,035,428          2,271,990     5,571,606
     Class B                                      74,417,146    154,746,959        171,251,200   134,139,727
     Class E                                       7,810,570     13,507,687          3,964,855     9,321,197
   Net asset value of shares issued through
       acquisition
     Class A                                              --             --                 --            --
     Class B                                              --             --                 --            --
     Class E                                              --             --                 --            --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                              --         38,379                 --            --
     Class B                                              --      1,640,022                 --            --
     Class E                                              --        154,467                 --            --
   Cost of shares repurchased
     Class A                                        (787,024)    (3,929,539)        (1,510,864)   (8,690,614)
     Class B                                     (80,588,052)    (4,591,756)        (1,719,908)  (11,975,712)
     Class E                                        (787,746)      (574,008)        (1,975,124)   (4,130,987)
                                                ------------   ------------   -   ------------  ------------
   Net increase in net assets from capital
       share transactions                          3,731,873    164,027,639        172,282,149   124,235,217
                                                ------------   ------------   -   ------------  ------------
TOTAL INCREASE IN NET ASSETS                      22,964,830    194,751,431        187,480,753   165,600,074
   Net assets at beginning of year               236,049,743     41,298,312        221,205,179    55,605,105
                                                ------------   ------------   -   ------------  ------------
   Net assets at end of year                    $259,014,573   $236,049,743       $408,685,932  $221,205,179
                                                ============   ============   =   ============  ============
   Net assets at end of period includes
       undistributed (distributions
       in excess of) net investment income      $    (10,605)  $     (1,968)      $ (1,542,185) $     (3,318)
                                                ============   ============   =   ============  ============

* For the period 5/1/2004 (commencement of operations) through 6/30/2004

                       See notes to financial statements

     Goldman Sachs                Harris Oakmark                 Janus Aggressive
Mid-Cap Value Portfolio       International Portfolio            Growth Portfolio
------------------------    ----------------------------    ---------------------------
     Period Ended           Period Ended   Year Ended       Period Ended   Year Ended
    June 30, 2004*          June 30, 2004 December 31,      June 30, 2004 December 31,
      (Unaudited)            (Unaudited)      2003           (Unaudited)      2003
------------------------    ----------------------------    ---------------------------
     $     69,560           $  5,226,351  $    255,709      $   (676,375) $   (480,097)

          651,603              5,339,772     2,359,172         5,272,375     4,479,938

        8,348,093             18,607,694    51,536,541        13,620,088    38,621,922
     ------------       -   ------------  ------------  -   ------------  ------------
        9,069,256             29,173,817    54,151,422        18,216,088    42,621,763
     ------------       -   ------------  ------------  -   ------------  ------------
               --                     --       (72,010)               --            --
               --                     --    (2,219,746)               --            --
               --                     --      (191,391)               --            --
               --                     --       (20,578)               --            --
               --                     --      (713,780)               --            --
               --                     --       (57,951)               --            --
     ------------       -   ------------  ------------  -   ------------  ------------
               --                     --    (3,275,456)               --            --
     ------------       -   ------------  ------------  -   ------------  ------------
        2,490,000              8,503,287     8,155,873        39,717,344     3,893,275
      109,953,455            235,486,636   228,384,565       204,701,211   165,915,346
               --             25,204,829    26,534,559         1,723,234     1,904,656
               --                     --            --                --    13,480,356
               --                     --            --                --     6,029,324
               --                     --            --                --     1,825,954
               --                     --        92,588                --            --
               --                     --     2,933,526                --            --
               --                     --       249,342                --            --
               --             (2,518,209)   (6,437,137)       (4,446,271)   (4,356,693)
          (23,430)           (12,271,849)   (7,138,795)      (31,918,789)   (3,885,240)
               --             (2,934,934)   (7,824,450)         (600,111)     (453,848)
     ------------       -   ------------  ------------  -   ------------  ------------
      112,420,025            251,469,760   244,950,071       209,176,618   184,353,130
     ------------       -   ------------  ------------  -   ------------  ------------
      121,489,281            280,643,577   295,826,037       227,392,706   226,974,893
               --            320,002,503    24,176,466       276,527,916    49,553,023
     ------------       -   ------------  ------------  -   ------------  ------------
     $121,489,281           $600,646,080  $320,002,503      $503,920,622  $276,527,916
     ============       =   ============  ============  =   ============  ============
     $     69,560           $  3,458,689  $ (1,767,662)     $   (682,094) $     (5,718)
     ============       =   ============  ============  =   ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                        J.P. Morgan                     J.P. Morgan
                                                  Quality Bond Portfolio          Select Equity Portfolio
                                                --------------------------      --------------------------
                                                Period Ended   Year Ended       Period Ended   Year Ended
                                                June 30, 2004 December 31,      June 30, 2004 December 31,
                                                 (Unaudited)      2003           (Unaudited)      2003
                                                ----------------------------    ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                        $  2,299,563  $  4,414,359      $    461,476  $    907,455
   Net realized gain (loss) on investments,
       futures contracts, options contracts,
       swap contracts and foreign currency
       related transactions                        1,669,793     4,088,290        10,642,299    (1,670,452)
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts and foreign
       currency related transactions              (4,325,664)   (2,044,540)       (6,306,425)   35,518,181
                                                ------------  ------------  -   ------------  ------------
   Net increase (decrease) in net assets
       resulting from operations                    (356,308)    6,458,109         4,797,350    34,755,184
                                                ------------  ------------  -   ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                              --    (4,650,537)               --      (660,335)
     Class B                                              --    (2,210,520)               --       (35,437)
     Class E                                              --            --                --            --
   From net realized gains
     Class A                                              --            --                --            --
     Class B                                              --            --                --            --
     Class E                                              --            --                --            --
                                                ------------  ------------  -   ------------  ------------
   Net decrease in net assets resulting from
       distributions                                      --    (6,861,057)               --      (695,772)
                                                ------------  ------------  -   ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                       1,252,396     4,996,780             7,181       222,343
     Class B                                      10,801,371    26,658,651           847,257       978,050
     Class E                                              --            --                --            --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                              --     4,650,537                --       660,335
     Class B                                              --     2,210,520                --        35,437
     Class E                                              --            --                --            --
   Cost of shares repurchased
     Class A                                     (12,686,357)  (29,129,302)      (12,812,587)  (18,691,034)
     Class B                                      (1,018,697)   (2,323,295)         (336,053)     (498,791)
     Class E                                              --            --                --            --
                                                ------------  ------------  -   ------------  ------------
   Net increase (decrease) in net assets
       from capital share transactions            (1,651,287)    7,063,891       (12,294,202)  (17,293,660)
                                                ------------  ------------  -   ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (2,007,595)    6,660,943        (7,496,852)   16,765,752
   Net assets at beginning of year               172,435,391   165,774,448       132,465,159   115,699,407
                                                ------------  ------------  -   ------------  ------------
   Net assets at end of year                    $170,427,796  $172,435,391      $124,968,307  $132,465,159
                                                ============  ============  =   ============  ============
   Net assets at end of period includes
       undistributed (distributions
       in excess of) net investment income      $  6,789,007  $  4,615,407      $  1,368,931  $    907,455
                                                ============  ============  =   ============  ============

* For the period 5/1/2003 (commencement of operations) through 12/31/2003.

                       See notes to financial statements

       Lord Abbett                     Lord Abbett
America's Value Portfolio       Bond Debenture Portfolio
-------------------------    ------------------------------
Period Ended  Period Ended    Period Ended     Year Ended
June 30, 2004 December 31,    June 30, 2004   December 31,
 (Unaudited)     2003*         (Unaudited)        2003
---------------------------  -------------------------------
 $   193,377   $  122,213    $   32,292,266  $   41,262,780

      53,774       44,690        10,211,134       1,040,118

     502,169      893,601       (40,058,290)     74,061,963
 -----------   ----------    --------------  --------------
     749,320    1,060,504         2,445,110     116,364,861
 -----------   ----------    --------------  --------------
          --     (137,103)               --      (3,790,704)
          --           --                --     (11,830,812)
          --           --                --        (350,671)
          --      (70,479)               --              --
          --           --                --              --
          --           --                --              --
 -----------   ----------    --------------  --------------
          --     (207,582)               --     (15,972,187)
 -----------   ----------    --------------  --------------
          --           --        14,710,923      27,516,248
  10,231,720    8,075,711       239,290,335     517,289,685
          --           --        10,138,343      23,507,252
          --           --                --       3,790,704
          --      207,583                --      11,830,813
          --           --                --         350,671
          --           --       (23,214,080)    (33,993,683)
  (1,580,402)    (163,418)     (115,383,826)    (32,180,605)
          --           --        (1,528,441)     (4,912,701)
 -----------   ----------    --------------  --------------
   8,651,318    8,119,876       124,013,254     513,198,384
 -----------   ----------    --------------  --------------
   9,400,638    8,972,798       126,458,364     613,591,058
   8,972,798           --     1,015,660,870     402,069,812
 -----------   ----------    --------------  --------------
 $18,373,436   $8,972,798    $1,142,119,234  $1,015,660,870
 ===========   ==========    ==============  ==============

 $   182,716   $   (8,129)   $   73,281,477  $   42,154,519
 ===========   ==========    ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                          Lord Abbett
                                                  Growth and Income Portfolio              Lord Abbett
                                                ------------------------------      Growth Opportunities Portfolio
                                                                                    ------------------------------
                                                 Period Ended     Year Ended        Period Ended     Year Ended
                                                 June 30, 2004   December 31,       June 30, 2004   December 31,
                                                  (Unaudited)        2003            (Unaudited)        2003
                                                --------------------------------    ------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                 $   11,529,380  $   16,719,205       $  (197,513)   $  (272,858)
   Net realized gain (loss) on investments
       and foreign currency related
       transactions                                 45,008,127     (19,337,579)        3,066,055      3,685,583
   Net change in unrealized appreciation
       (depreciation) on investments and
       foreign currency related transactions        32,528,973     464,649,005          (997,359)     8,095,598
                                                --------------  --------------  -    -----------    -----------
   Net increase in net assets resulting from
       operations                                   89,066,480     462,030,631         1,871,183     11,508,323
                                                --------------  --------------  -    -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                --     (10,764,233)               --             --
     Class B                                                --      (4,755,429)               --             --
     Class E                                                --              --                --             --
   From net realized gains
     Class A                                                --              --                --             --
     Class B                                                --              --                --             --
     Class E                                                --              --                --             --
                                                --------------  --------------  -    -----------    -----------
   Net decrease in net assets resulting from
       distributions                                        --     (15,519,662)               --             --
                                                --------------  --------------  -    -----------    -----------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 12):
   Proceeds from shares sold
     Class A                                       165,375,752     120,935,065         1,360,306      2,360,678
     Class B                                       357,349,583     554,777,532         3,403,629      4,309,011
     Class E                                                --              --                --             --
   Net asset value of shares issued through
       acquisition
     Class A                                                --      10,764,233                --     21,444,194
     Class B                                                --       4,755,429                --      3,877,765
     Class E                                                --              --                --             --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                                --      10,764,233                --             --
     Class B                                                --       4,755,429                --             --
     Class E                                                --              --                --             --
   Cost of shares repurchased
     Class A                                       (87,579,736)   (123,176,231)       (3,197,773)    (4,075,868)
     Class B                                      (102,485,342)     (8,900,035)         (534,507)    (1,667,438)
     Class E                                                --              --                --             --
                                                --------------  --------------  -    -----------    -----------
   Net increase in net assets from capital
       share transactions                          332,660,257     574,675,655         1,031,655     26,248,342
                                                --------------  --------------  -    -----------    -----------
TOTAL INCREASE IN NET ASSETS                       421,726,737   1,021,186,624         2,902,838     37,756,665
   Net assets at beginning of year               2,248,731,170   1,227,544,546        55,228,441     17,471,776
                                                --------------  --------------  -    -----------    -----------
   Net assets at end of period                  $2,670,457,907  $2,248,731,170       $58,131,279    $55,228,441
                                                ==============  ==============  =    ===========    ===========
   Net assets at end of period includes
       undistributed (distributions in
       excess of) net investment income         $   24,215,704  $   12,686,324       $  (200,358)   $    (2,845)
                                                ==============  ==============  =    ===========    ===========

                       See notes to financial statements

                                         MFS Research
        Lord Abbett                International Portfolio
  Mid-Cap Value Portfolio        ---------------------------
-----------------------------
Period Ended    Year Ended       Period Ended    Year Ended
June 30, 2004  December 31,      June 30, 2004  December 31,
 (Unaudited)       2003           (Unaudited)       2003
-----------------------------    ----------------------------
 $    789,878  $  1,261,948       $  2,574,648  $    937,184

    5,852,139     3,153,035         25,699,821     7,670,590

   13,293,086    33,263,405         (4,468,992)   44,397,088
 ------------  ------------  -    ------------  ------------
   19,935,103    37,678,388         23,805,477    53,004,862
 ------------  ------------  -    ------------  ------------
           --      (539,103)                --      (334,144)
           --      (505,069)                --    (1,026,225)
           --            --                 --       (37,867)
           --    (1,323,324)                --            --
           --    (1,451,505)                --            --
           --            --                 --            --
 ------------  ------------  -    ------------  ------------
           --    (3,819,001)                --    (1,398,236)
 ------------  ------------  -    ------------  ------------
   23,662,871     5,212,528         15,877,953     6,925,398
   23,613,322    30,035,072        216,504,449   122,539,079
           --            --          5,059,925     4,144,092
           --            --                 --    49,225,451
           --            --                 --     1,499,021
           --            --                 --            --
           --     1,862,427                 --       334,144
           --     1,956,574                 --     1,026,225
           --            --                 --        37,867
   (6,998,240)   (7,190,245)        (7,166,476)  (11,306,194)
     (488,218)     (665,205)        (2,987,449)  (43,701,146)
           --            --         (2,929,966)     (478,727)
 ------------  ------------  -    ------------  ------------
   39,789,735    31,211,151        224,358,436   130,245,210
 ------------  ------------  -    ------------  ------------
   59,724,838    65,070,538        248,163,913   181,851,836
  190,744,649   125,674,111        260,120,031    78,268,195
 ------------  ------------  -    ------------  ------------
 $250,469,487  $190,744,649       $508,283,944  $260,120,031
 ============  ============  =    ============  ============
 $  1,998,039  $  1,208,161       $  2,280,529  $   (294,119)
 ============  ============  =    ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                   Money Market Portfolio           Neuberger Berman
                                                ----------------------------      Real Estate Portfolio
                                                                                  ---------------------
                                                Period Ended     Year Ended           Period Ended
                                                June 30, 2004   December 31,         June 30, 2004*
                                                 (Unaudited)        2003               (Unaudited)
                                                ------------------------------    ---------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                 $     328,745  $     754,465          $    593,911
   Net realized gain (loss) on investments
       options contracts, swap contracts and
       foreign currency related transactions               --         12,497             1,014,587
   Net change in unrealized appreciation
       (depreciation) on investments options
       contracts, swap contracts and foreign
       currency related transactions                       --             --             6,965,436
                                                -------------  -------------  -       ------------
   Net increase (decrease) in net assets
       resulting from operations                      328,745        766,962             8,573,934
                                                -------------  -------------  -       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                          (13,917)       (22,039)                   --
     Class B                                         (314,828)      (744,923)                   --
     Class E                                               --             --                    --
   From net realized gains
     Class A                                               --             --                    --
     Class B                                               --             --                    --
     Class E                                               --             --                    --
                                                -------------  -------------  -       ------------
   Net decrease in net assets resulting from
       distributions                                 (328,745)      (766,962)                   --
                                                -------------  -------------  -       ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                        2,623,172     16,078,401             2,859,419
     Class B                                      141,692,154   (221,367,123)          125,087,556
     Class E                                               --             --             2,895,945
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                           13,917         26,703                    --
     Class B                                          314,969        744,955                    --
     Class E                                               --             --                    --
   Cost of shares repurchased
     Class A                                       (3,410,675)   (10,856,104)              (20,028)
     Class B                                     (105,075,123)  (181,235,075)             (285,276)
     Class E                                               --             --               (36,863)
                                                -------------  -------------  -       ------------
   Net increase (decrease) in net assets
       from capital share transactions             36,158,414     46,126,003           130,500,753
                                                -------------  -------------  -       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            36,158,414     46,126,003           139,074,687
   Net assets at beginning of year                174,665,848    128,539,845                    --
                                                -------------  -------------  -       ------------
   Net assets at end of period                  $ 210,824,262  $ 174,665,848          $139,074,687
                                                =============  =============  =       ============
   Net assets at end of period includes
       undistributed (distributions in
       excess of) net investment income         $      (4,611) $      (4,611)         $    593,911
                                                =============  =============  =       ============

 * For the period 5/1/2004 (commencement of operations) through 6/30/2004 ** For the period 5/1/2003 (commencement of operations) through 12/31/2003

                       See notes to financial statements

    Oppenheimer Capital                     PIMCO
   Appreciation Portfolio        Inflation Protected Bond Portfolio
-----------------------------    ----------------------------------
Period Ended    Year Ended       Period Ended      Period Ended
June 30, 2004  December 31,      June 30, 2004     December 31,
 (Unaudited)       2003           (Unaudited)         2003**
-----------------------------    ----------------------------------
$     555,106  $    (95,996)     $    972,562      $    697,403

   31,846,686     3,248,539         8,898,035         5,650,645
  (23,073,591)   77,850,960         1,220,076         4,499,574
-------------  ------------  -   ------------       ------------
    9,328,201    81,003,503        11,090,674        10,847,622
-------------  ------------  -   ------------       ------------
           --            --                --            (4,745)
           --            --                --        (1,085,411)
           --            --                --                --
           --            --                --           (23,013)
           --            --                --        (7,066,642)
           --            --                --                --
-------------  ------------  -   ------------       ------------
           --            --                --        (8,179,811)
-------------  ------------  -   ------------       ------------
   16,875,672       196,009           287,738         1,095,308
  242,278,150   348,213,281       254,058,340       367,720,499
           --            --                --                --
           --            --                --            27,758
           --            --                --         8,152,053
           --            --                --                --
     (800,704)     (673,058)       (1,175,389)           (1,021)
 (108,843,160)     (591,691)       (3,682,998)      (12,272,087)
           --            --                --                --
-------------  ------------  -   ------------       ------------
  149,509,958   347,144,541       249,487,691       364,722,510
-------------  ------------  -   ------------       ------------
  158,838,159   428,148,044       260,578,364       367,390,321
  551,239,928   123,091,884       367,390,321                --
-------------  ------------  -   ------------       ------------
$ 710,078,087  $551,239,928      $627,968,685      $367,390,321
=============  ============  =   ============       ============

$     550,744  $     (4,362)     $    873,205      $    (98,301)
=============  ============  =   ============       ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                           PIMCO                             PIMCO
                                                 PEA Innovation Portfolio           Total Return Portfolio
                                                --------------------------      ------------------------------
                                                Period Ended   Year Ended        Period Ended     Year Ended
                                                June 30, 2004 December 31,       June 30, 2004   December 31,
                                                 (Unaudited)      2003            (Unaudited)        2003
                                                ----------------------------    -------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                 $   (633,243) $   (680,727)     $   10,631,450  $   16,440,144
   Net realized gain (loss) on investments,
       futures contracts, options contracts,
       swap contracts and foreign currency
       related transactions                        6,632,053    19,832,646           1,855,197      17,644,491
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts, options contracts,
       swap contracts and foreign currency
       related transactions                       (6,502,413)    7,557,713          (8,724,918)      4,165,503
                                                ------------  ------------  -   --------------  --------------
   Net increase (decrease) in net assets
       resulting from operations                    (503,603)   26,709,632           3,761,729      38,250,138
                                                ------------  ------------  -   --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                              --            --                  --      (2,208,989)
     Class B                                              --            --                  --      (9,374,791)
     Class E                                              --            --                  --      (1,300,818)
   From net realized gains
     Class A                                              --            --                  --      (1,814,197)
     Class B                                              --            --                  --      (8,082,307)
     Class E                                              --            --                  --      (1,079,008)
                                                ------------  ------------  -   --------------  --------------
   Net decrease in net assets resulting from
       distributions                                      --            --                  --     (23,860,110)
                                                ------------  ------------  -   --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                      17,443,178    47,831,642          25,382,396      66,737,321
     Class B                                      60,120,608    45,140,135         202,339,307     578,544,219
     Class E                                       8,471,124    13,812,222          30,058,437      95,455,841
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                              --            --                  --       4,023,186
     Class B                                              --            --                  --      17,457,098
     Class E                                              --            --                  --       2,379,826
   Cost of shares repurchased
     Class A                                     (16,192,888)  (23,728,230)        (13,685,883)    (35,211,581)
     Class B                                      (6,696,885)   (9,838,939)       (135,051,403)   (140,037,920)
     Class E                                      (1,761,461)   (1,802,449)         (6,441,227)     (8,065,787)
                                                ------------  ------------  -   --------------  --------------
   Net increase (decrease) in net assets
       from capital share transactions            61,383,676    71,414,381         102,601,627     581,282,203
                                                ------------  ------------  -   --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           60,880,073    98,124,013         106,363,356     595,672,231
   Net assets at beginning of year               127,492,163    29,368,150       1,207,585,334     611,913,103
                                                ------------  ------------  -   --------------  --------------
   Net assets at end of period                  $188,372,236  $127,492,163      $1,313,948,690  $1,207,585,334
                                                ============  ============  =   ==============  ==============
   Net assets at end of period includes
       undistributed (distributions
       in excess of) net investment income      $   (638,259) $     (5,015)     $   54,109,297  $   45,031,897
                                                ============  ============  =   ==============  ==============

                       See notes to financial statements

        Met/Putnam                          Met/Putnam
Capital Opportunities Portfolio         Research Portfolio
--------------------------------    ---------------------------
Period Ended      Year Ended        Period Ended   Year Ended
June 30, 2004    December 31,       June 30, 2004 December 31,
 (Unaudited)         2003            (Unaudited)      2003
--------------------------------    ---------------------------
 $   110,766     $    31,165        $    231,741  $    400,254

   4,162,666       2,391,863           7,909,424     3,459,116

  (1,292,599)      9,804,968          (7,958,436)   15,541,523
 -----------     -----------    -   ------------  ------------
   2,980,833      12,227,996             182,729    19,400,893
 -----------     -----------    -   ------------  ------------
          --              --                  --        (6,783)
          --              --                  --            --
          --              --                  --            --
          --              --                  --            --
          --              --                  --            --
          --              --                  --            --
 -----------     -----------    -   ------------  ------------
          --              --                  --        (6,783)
 -----------     -----------    -   ------------  ------------
     295,893         271,623             101,063       374,563
     351,534         646,146          21,657,775    49,293,533
          --              --                  --            --
          --              --                  --         6,783
          --              --                  --            --
          --              --                  --            --
  (5,616,351)     (8,979,374)         (3,380,066)   (8,878,105)
    (206,364)       (371,559)        (24,976,105)   (6,814,837)
          --              --                  --            --
 -----------     -----------    -   ------------  ------------

  (5,175,288)     (8,433,164)         (6,597,333)   33,981,937
 -----------     -----------    -   ------------  ------------
  (2,194,455)      3,794,832          (6,414,604)   53,376,047
  53,024,405      49,229,573         113,829,711    60,453,664
 -----------     -----------    -   ------------  ------------
 $50,829,950     $53,024,405        $107,415,107  $113,829,711
 ===========     ===========    =   ============  ============

 $   110,766     $        --        $    300,833  $     69,092
 ===========     ===========    =   ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                       Third Avenue                                           Turner Mid-Cap
                                                 Small Cap Value Portfolio           T. Rowe Price           Growth Portfolio
                                                --------------------------      Mid-Cap Growth Portfolio     ----------------
                                                                              -----------------------------
                                                Period Ended   Year Ended     Period Ended    Year Ended       Period Ended
                                                June 30, 2004 December 31,    June 30, 2004  December 31,     June 30, 2004*
                                                 (Unaudited)      2003         (Unaudited)       2003          (Unaudited)
                                                ----------------------------  -----------------------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                 $  1,367,201  $    693,813    $  (1,610,211) $ (1,098,670)     $    (95,407)
   Net realized gain (loss) on investments,
       futures contracts and foreign
       currency related transactions               6,266,965     3,911,471       25,440,114     7,978,194          (216,912)
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts and foreign
       currency related transactions              35,516,404    53,011,091         (202,425)   52,933,868         7,221,408
                                                ------------  ------------    -------------  ------------      ------------
   Net increase (decrease) in net assets
       resulting from operations                  43,150,570    57,616,375       23,627,478    59,813,392         6,909,089
                                                ------------  ------------    -------------  ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                              --       (21,351)              --            --                --
     Class B                                              --      (692,095)              --            --                --
     Class E                                              --            --               --            --                --
   From net realized gains
     Class A                                              --       (36,854)              --            --                --
     Class B                                              --    (1,784,097)              --            --                --
     Class E                                              --            --               --            --                --
                                                ------------  ------------    -------------  ------------      ------------
   Net decrease in net assets resulting from
       distributions                                      --    (2,534,397)              --            --                --
                                                ------------  ------------    -------------  ------------      ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                       1,166,909       880,623       39,757,339    17,278,066         2,490,000
     Class B                                     141,577,104   222,099,823      122,529,350   197,317,420       100,088,845
     Class E                                              --            --        7,280,014     7,170,861                --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                              --        58,205               --            --                --
     Class B                                              --     2,476,193               --            --                --
     Class E                                              --            --               --            --                --
   Cost of shares repurchased
     Class A                                      (5,538,731)     (551,941)      (5,295,504)   (5,220,378)               --
     Class B                                     (10,231,955)   (3,533,554)    (143,203,514)   (3,556,860)           (9,147)
     Class E                                              --            --         (358,944)     (147,755)               --
                                                ------------  ------------    -------------  ------------      ------------
   Net increase (decrease) in net assets
       from capital share transactions           126,973,327   221,429,349       20,708,741   212,841,354       102,569,698
                                                ------------  ------------    -------------  ------------      ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS          170,123,897   276,511,327       44,336,219   272,654,746       109,478,787
   Net assets at beginning of year               314,079,773    37,568,446      353,333,082    80,678,336                --
                                                ------------  ------------    -------------  ------------      ------------
   Net assets at end of period                  $484,203,670  $314,079,773    $ 397,669,301  $353,333,082      $109,478,787
                                                ============  ============    =============  ============      ============
   Net assets at end of period includes
       undistributed (distributions in
       excess of) net investment income         $  1,393,534  $     26,333    $  (1,623,474) $    (13,263)     $    (95,407)
                                                ============  ============    =============  ============      ============

* For the period 5/1/2004 (commencement of operations) through 6/30/2004

                       See notes to financial statements

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
      MET/AIM MID CAP CORE EQUITY PORTFOLIO           ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2004--(Unaudited)                           $12.33      $ 0.02 (a)     $ 1.04 (a)    $  1.06    $     --
       12/31/2003                                          9.85        0.01 (a)       2.58 (a)       2.59     (0.01)+
       01/02/2002 to 12/31/2002 (b)                       10.98        0.03 (a)      (1.15)(a)     (1.12)      0.00 +
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

       Class B
       06/30/2004--(Unaudited)                            12.29          --           1.04 (a)       1.04        --
       12/31/2003                                          9.83       (0.01)(a)       2.57 (a)       2.56       -- +
       12/31/2002                                         11.02          -- (a)      (1.18)(a)     (1.18)       -- +
       10/09/2001 to 12/31/2001 (c)                       10.00          --+(a)       1.03 (a)       1.03      (0.01)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

       Class E
       06/30/2004--(Unaudited)                            12.32        0.01 (a)       1.04 (a)       1.05        --
       12/31/2003                                          9.84          -- (a)       2.58 (a)       2.58       -- +
       04/01/2002 to 12/31/2002 (d)                       11.60        0.01 (a)      (1.76)(a)     (1.75)       -- +
-------------------------------------------           ------------ -------------- -------------- ---------- ----------
      MET/AIM SMALL CAP GROWTH PORTFOLIO              ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2004--(Unaudited)                           $12.03      $(0.05)(a)     $ 0.48 (a)    $  0.43    $     --
       12/31/2003                                          8.65       (0.08)(a)       3.46 (a)       3.38        --
       01/02/2002 to 12/31/2002 (b)                       11.85       (0.11)(a)      (3.09)(a)     (3.20)          --
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

       Class B
       06/30/2004--(Unaudited)                            11.97       (0.06)(a)       0.47 (a)       0.41        --
       12/31/2003                                          8.62       (0.11)(a)       3.46 (a)       3.35        --
       12/31/2002                                         11.89       (0.08)(a)      (3.19)(a)     (3.27)        --
       10/09/2001 to 12/31/2001 (c)                       10.00       (0.02)(a)       1.91 (a)       1.89        --
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

       Class E
       06/30/2004--(Unaudited)                            12.01       (0.06)(a)       0.48 (a)       0.42        --
       12/31/2003                                          8.64       (0.10)(a)       3.47 (a)       3.37        --
       04/01/2002 to 12/31/2002 (d)                       11.54       (0.05)(a)      (2.85)(a)     (2.90)        --
-------------------------------------------           ------------ -------------- -------------- ---------- ----------
      GOLDMAN SACHS MID-CAP VALUE PORTFOLIO           ------------ -------------- -------------- ---------- ----------

       Class A
      05/01/2004 to 06/30/2004 (e) (Unaudited)           $10.00      $ 0.03 (a)     $ 0.59 (a)    $  0.62    $     --
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

       Class B
      05/01/2004 to 06/30/2004 (e) (Unaudited)            10.00        0.01 (a)       0.61 (a)       0.62        --
-------------------------------------------           ------------ -------------- -------------- ---------- ----------
      HARRIS OAKMARK INTERNATIONAL PORTFOLIO          ------------ -------------- -------------- ---------- ----------

       Class A
       6/30/04--(Unaudited)                              $11.89      $ 0.15 (a)     $ 0.60 (a)    $  0.75    $     --
       12/31/2003                                          8.89       (0.08)(a)       3.22 (a)       3.14      (0.11)
       01/02/2002 to 12/31/2002 (b)                       10.81        0.06 (a)      (1.97)(a)     (1.91)      (0.01)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

       Class B
       6/30/04--(Unaudited)                               11.84        0.14 (a)       0.60 (a)       0.74        --
       12/31/2003                                          8.87        0.02 (a)       3.08 (a)       3.10      (0.10)
       12/31/2002                                         10.84        0.01 (a)      (1.97)(a)     (1.96)      (0.01)
       10/09/2001 to 12/31/2001 (c)                       10.00       (0.02)(a)       0.99 (a)       0.97      (0.01)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

       Class E
       6/30/04--(Unaudited)                               11.85        0.15 (a)       0.60 (a)       0.75        --
       12/31/2003                                          8.87        0.03 (a)       3.08 (a)       3.11      (0.10)
       04/01/2002 to 12/31/2002 (d)                       10.70       (0.01)(a)      (1.81)(a)     (1.82)      (0.01)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------
      JANUS AGGRESSIVE GROWTH PORTFOLIO               ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2004--(Unaudited)                           $ 7.03      $   -- (a)     $ 0.27 (a)    $  0.27    $     --
       12/31/2003                                          5.37       (0.01)(a)       1.67 (a)       1.66        --
       01/02/2002 to 12/31/2002 (b)                        7.44        0.01 (a)      (2.08)(a)     (2.07)     (0.00)+
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

       Class B
       06/30/2004--(Unaudited)                             6.99       (0.01)(a)       0.26 (a)       0.25        --
       12/31/2003                                          5.37       (0.02)(a)       1.64 (a)       1.62        --
       12/31/2002                                          7.40       (0.01)(a)      (2.05)(a)     (2.06)     (0.00)+
       02/12/2001 to 12/31/2001 (f)                       10.00          --+(a)      (2.60)(a)     (2.60)        --
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

       Class E
       06/30/2004--(Unaudited)                             6.99       (0.01)(a)       0.27 (a)       0.26        --
       04/17/2003 to 12/31/2003 (g)                        5.65       (0.01)(a)       1.35 (a)       1.34        --
-------------------------------------------           ------------ -------------- -------------- ---------- ----------


                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
      MET/AIM MID CAP CORE EQUITY PORTFOLIO           -------------

       Class A
       06/30/2004--(Unaudited)                           $    --
       12/31/2003                                         (0.10)
       01/02/2002 to 12/31/2002 (b)                       (0.01)
-------------------------------------------           -------------

       Class B
       06/30/2004--(Unaudited)                                --
       12/31/2003                                         (0.10)
       12/31/2002                                         (0.01)
       10/09/2001 to 12/31/2001 (c)                           --
-------------------------------------------           -------------

       Class E
       06/30/2004--(Unaudited)                                --
       12/31/2003                                         (0.10)
       04/01/2002 to 12/31/2002 (d)                       (0.01)
-------------------------------------------           -------------
      MET/AIM SMALL CAP GROWTH PORTFOLIO              -------------

       Class A
       06/30/2004--(Unaudited)                           $    --
       12/31/2003                                             --
       01/02/2002 to 12/31/2002 (b)                           --
-------------------------------------------           -------------

       Class B
       06/30/2004--(Unaudited)                                --
       12/31/2003                                             --
       12/31/2002                                             --
       10/09/2001 to 12/31/2001 (c)                           --
-------------------------------------------           -------------

       Class E
       06/30/2004--(Unaudited)                                --
       12/31/2003                                             --
       04/01/2002 to 12/31/2002 (d)                           --
-------------------------------------------           -------------
      GOLDMAN SACHS MID-CAP VALUE PORTFOLIO           -------------

       Class A
      05/01/2004 to 06/30/2004 (e) (Unaudited)           $    --
-------------------------------------------           -------------

       Class B
      05/01/2004 to 06/30/2004 (e) (Unaudited)                --
-------------------------------------------           -------------
      HARRIS OAKMARK INTERNATIONAL PORTFOLIO          -------------

       Class A
       6/30/04--(Unaudited)                              $    --
       12/31/2003                                         (0.03)
       01/02/2002 to 12/31/2002 (b)                           --
-------------------------------------------           -------------

       Class B
       6/30/04--(Unaudited)                                   --
       12/31/2003                                         (0.03)
       12/31/2002                                             --
       10/09/2001 to 12/31/2001 (c)                       (0.12)
-------------------------------------------           -------------

       Class E
       6/30/04--(Unaudited)                                   --
       12/31/2003                                         (0.03)
       04/01/2002 to 12/31/2002 (d)                           --
-------------------------------------------           -------------
      JANUS AGGRESSIVE GROWTH PORTFOLIO               -------------

       Class A
       06/30/2004--(Unaudited)                           $    --
       12/31/2003                                             --
       01/02/2002 to 12/31/2002 (b)                           --
-------------------------------------------           -------------

       Class B
       06/30/2004--(Unaudited)                                --
       12/31/2003                                             --
       12/31/2002                                             --
       02/12/2001 to 12/31/2001 (f)                           --
-------------------------------------------           -------------

       Class E
       06/30/2004--(Unaudited)                                --
       04/17/2003 to 12/31/2003 (g)                           --
-------------------------------------------           -------------

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation. Thereafter, broker rebates included in expenses before reimbursement.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--01/02/2002.
(c) Commencement of operations--10/09/2001.

                       See notes to financial statements

                                                               RATIO OF
                                                               EXPENSES TO                    RATIO OF NET
                                                   RATIO OF    AVERAGE NET  RATIO OF EXPENSES INVESTMENT
              NET ASSET              NET ASSETS    EXPENSES TO ASSETS AFTER TO AVERAGE NET    INCOME (LOSS)
TOTAL         VALUE END              END OF PERIOD AVERAGE NET BROKER       ASSETS BEFORE     TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS) ASSETS**    REBATES**    REIMBURSEMENT**   ASSETS         TURNOVER RATE
------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

  $     --     $13.39      8.60 %       $  7.8       0.84%*     N/A%            0.76%*(h)         0.28 %*        52.9 %
    (0.11)      12.33       26.42          4.5         0.93    0.92               0.96(h)            0.10         52.9
    (0.01)       9.85     (10.18)          4.2        0.90*    0.86*                1.64*          0.26 *         37.1
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --      13.33        8.46        222.4        1.10*     N/A              1.01*(h)         (0.02)*         52.9
    (0.10)      12.29       26.03        211.8         1.19    1.19               1.15(h)          (0.08)         52.9
    (0.01)       9.83     (10.73)         32.8         1.15    1.12                  1.91              --         37.1
    (0.01)      11.02       10.26          4.5        1.15*     N/A                 7.18*         (0.06)*         18.0
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --      13.37        8.52         28.8        0.99*     N/A              0.91*(h)          0.12 *         52.9
    (0.10)      12.32       26.35         19.8         1.09    1.08               1.07(h)            0.02         52.9
    (0.01)       9.84     (15.17)          4.3        1.05*    1.02*                1.75*          0.13 *         37.1
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

  $     --     $12.46      3.57 %       $  7.2       1.01%*     N/A%            0.98%*(h)        (0.80)%*       20.1 %
        --      12.03       39.08          6.2         1.04     N/A                  1.16          (0.78)         29.8
        --       8.65     (27.00)          6.7        1.05*    1.03*                2.10*         (0.64)*        19.50
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --      12.38        3.43        390.5        1.27*     N/A              1.23*(h)         (1.05)*         20.1
        --      11.97       38.86        206.3         1.30     N/A                  1.36          (1.04)         29.8
        --       8.62     (27.50)         47.1         1.30    1.28                  2.32          (0.87)         19.5
        --      11.89       18.90          7.6        1.30*     N/A                 5.22*         (0.92)*          5.1
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --      12.43        3.50         11.0        1.16*     N/A              1.13*(h)         (0.95)*         20.1
        --      12.01       39.00          8.6         1.20     N/A                  1.25          (0.94)         29.1
        --       8.64     (25.13)          1.8        1.20*    1.18*                2.23*         (0.77)*         19.5
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

  $     --     $10.62      6.20 %       $  2.6       0.95%*     N/A%               2.25%*          1.51%*        9.0 %
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --      10.62        6.25        118.8        1.17*     N/A                 1.17*          0.51 *          9.0
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

  $     --     $12.64      6.31 %       $ 15.0       0.98%*     N/A%            0.94%*(h)          2.51 %        3.2 %
    (0.14)      11.89       35.36          8.4         1.16    1.15               1.21(h)            0.80         22.1
    (0.01)       8.89     (17.64)          4.8        1.10*    1.08*                2.49*          0.68 *         82.0
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --      12.58        6.25        537.7        1.23*     N/A              1.20*(h)          2.32 *          3.2
    (0.13)      11.84       34.96        288.0         1.43    1.43               1.33(h)            0.17         22.1
    (0.01)       8.87     (18.09)         17.9         1.35    1.31                  2.64            0.15         82.0
    (0.13)      10.84        9.69          5.8        1.35*     N/A                 5.69*         (0.07)*         22.5
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --      12.60        6.33         47.9        1.13*     N/A              1.10*(h)          2.51 *          3.2
    (0.13)      11.85       35.14         23.6         1.33    1.33               1.24(h)            0.24         22.1
    (0.01)       8.87     (16.99)          1.5        1.25*    1.22*                2.42*         (0.16)*         82.0
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

  $     --     $ 7.30      3.84 %       $ 57.9       0.90%*     N/A%*           0.83%*(h)        (0.09)%*       59.7 %
        --       7.03       30.91         19.9         0.89    0.89               0.90(h)          (0.09)         91.5
   (0.00)+       5.37     (27.78)          2.7         0.85    0.77                  1.43            0.11         92.7
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --       7.24        3.58        440.6        1.15*     N/A*             1.08*(h)         (0.39)*         59.7
        --       6.99       30.90        252.6         1.14    1.13               1.18(h)          (0.37)         91.5
   (0.00)+       5.34     (27.83)         46.8         1.10    1.00                  1.69          (0.18)         92.7
        --       7.40     (26.00)         15.2        1.10*     N/A                 4.03*         (0.11)*         98.4
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --       7.25        3.72          5.4        1.05*     N/A              0.98*(h)         (0.31)*         59.7
        --       6.99       23.72          4.1        1.10*    1.05*             1.04*(h)         (0.26)*         91.5
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

(d) Commencement of operations--04/01/2002.
(e) Commencement of operations--05/01/2004.
(f) Commencement of operations--02/12/2001.
(g) Commencement of operations--04/17/2003.
(h) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
       J.P. MORGAN QUALITY BOND PORTFOLIO             ------------ -------------- -------------- ---------- ----------

        Class A
        6/30/2004--(Unaudited)                           $11.85      $0.16 (a)      $(0.18)(a)    $(0.02)    $    --
        12/31/2003                                        11.87       0.33 (a)        0.14 (a)       0.47     (0.49)
        12/31/2002                                        11.41       0.55 (a)        0.47 (a)       1.02     (0.56)
        12/31/2001                                        11.19       0.64 (a)        0.13 (a)       0.77     (0.55)
        12/31/2000                                        10.67           0.75            0.42       1.17     (0.65)
        12/31/1999                                        11.02           0.46          (0.63)     (0.17)     (0.12)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

        Class B
        6/30/2004--(Unaudited)                            11.78       0.15 (a)       (0.18)(a)     (0.03)       --
        12/31/2003                                        11.82       0.30 (a)        0.14 (a)       0.44     (0.49)
        12/31/2002                                        11.40       0.48 (a)        0.50 (a)       0.98     (0.56)
        04/03/2001 to 12/31/2001 (b)                      11.52       0.39 (a)        0.04 (a)       0.43     (0.55)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------
       J.P. MORGAN SELECT EQUITY PORTFOLIO            ------------ -------------- -------------- ---------- ----------

        Class A
        6/30/2004--(Unaudited)                           $12.60      $0.05 (a)      $ 0.43 (a)    $  0.48    $    --
        12/31/2003                                         9.49       0.08 (a)        3.10 (a)       3.18     (0.07)
        12/31/2002                                        12.86       0.05 (a)       (3.35)(a)     (3.30)     (0.07)
        12/31/2001                                        14.03       0.06 (a)       (0.89)(a)     (0.83)     (0.06)
        12/31/2000                                        16.11           0.06          (1.00)     (0.94)     (0.08)
        12/31/1999                                        16.07           0.07            1.45       1.52     (0.04)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

        Class B
        6/30/2004--(Unaudited)                            12.54       0.03 (a)        0.43 (a)       0.46       --
        12/31/2003                                         9.45       0.06 (a)        3.08 (a)       3.14     (0.05)
        12/31/2002                                        12.83       0.03 (a)       (3.34)(a)     (3.31)     (0.07)
        04/03/2001 to 12/31/2001 (b)                      12.35       0.03 (a)        0.79 (a)       0.82     (0.06)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------
       LORD ABBETT AMERICA'S VALUE PORTFOLIO          ------------ -------------- -------------- ---------- ----------

        Class B
        6/30/2004--(Unaudited)                           $11.80      $0.18 (a)      $ 0.49 (a)    $  0.67    $    --
        05/01/2003 to 12/31/2003 (c)                      10.00       0.28 (a)        1.81 (a)       2.09     (0.19)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------
       LORD ABBETT BOND DEBENTURE PORTFOLIO           ------------ -------------- -------------- ---------- ----------

        Class A
        6/30/04--(Unaudited)                             $12.04      $0.36 (a)      $(0.27)(a)    $  0.09    $    --
        12/31/2004                                        10.24       0.73 (a)        1.27 (a)       2.00     (0.20)
        12/31/2002                                        11.22       0.77 (a)       (0.79)(a)     (0.02)     (0.96)
        12/31/2001                                        11.75       0.90 (a)       (0.48)(a)       0.42     (0.95)
        12/31/2000                                        12.48           1.00          (0.90)       0.10     (0.83)
        12/31/1999                                        12.38           0.71          (0.29)       0.42     (0.24)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

        Class B
        6/30/04--(Unaudited)                              11.97       0.34 (a)       (0.27)(a)       0.07       --
        12/31/2003                                        10.21       0.69 (a)        1.46 (a)       2.15     (0.20)
        12/31/2002                                        11.20       0.72 (a)       (0.76)(a)     (0.04)     (0.95)
        03/22/2001 to 12/31/2001 (d)                      12.03       0.64 (a)       (0.52)(a)       0.12     (0.95)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

        Class E
        6/30/04--(Unaudited)                              12.00       0.35 (a)       (0.27)(a)       0.08       --
        12/31/2003                                        10.22       0.70 (a)        1.28 (a)       1.98     (0.20)
        04/01/2002 to 12/31/2002 (e)                      11.27       0.53 (a)       (0.62)(a)     (0.09)     (0.96)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------
       LORD ABBETT GROWTH AND INCOME PORTFOLIO        ------------ -------------- -------------- ---------- ----------

        Class A
        6/30/2004--(Unaudited)                           $24.41      $0.13 (a)      $ 0.79 (a)    $  0.92    $    --
        12/31/2003                                        18.86       0.23 (a)        5.56 (a)       5.79     (0.24)
        12/31/2002                                        25.05       0.21 (a)       (4.67)(a)     (4.46)     (0.21)
        12/31/2001                                        26.82       0.25 (a)       (1.80)(a)     (1.55)     (0.22)
        12/31/2000                                        24.07         --                3.26       3.26     (0.28)
        01/08/1999 to 12/31/1999 (f)                      21.60       0.27 (a)        2.20 (a)       2.47       --
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

        Class B
        6/30/04--(Unaudited)                              24.29       0.10 (a)        0.78 (a)       0.88         --
        12/31/2003                                        18.78       0.18 (a)        5.54 (a)       5.72     (0.21)
        12/31/2002                                        25.01       0.17 (a)       (4.67)(a)     (4.50)     (0.21)
        03/22/2001 to 12/31/2001 (d)                      23.59       0.13 (a)        1.51 (a)       1.64     (0.22)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
       J.P. MORGAN QUALITY BOND PORTFOLIO             -------------

        Class A
        6/30/2004--(Unaudited)                           $    --
        12/31/2003                                            --
        12/31/2002                                            --
        12/31/2001                                            --
        12/31/2000                                            --
        12/31/1999                                        (0.06)
-------------------------------------------           -------------

        Class B
        6/30/2004--(Unaudited)                                --
        12/31/2003                                            --
        12/31/2002                                            --
        04/03/2001 to 12/31/2001 (b)                          --
-------------------------------------------           -------------
       J.P. MORGAN SELECT EQUITY PORTFOLIO            -------------

        Class A
        6/30/2004--(Unaudited)                           $    --
        12/31/2003                                            --
        12/31/2002                                            --
        12/31/2001                                        (0.28)
        12/31/2000                                        (1.06)
        12/31/1999                                        (1.44)
-------------------------------------------           -------------

        Class B
        6/30/2004--(Unaudited)                                --
        12/31/2003                                            --
        12/31/2002                                            --
        04/03/2001 to 12/31/2001 (b)                      (0.28)
-------------------------------------------           -------------
       LORD ABBETT AMERICA'S VALUE PORTFOLIO          -------------

        Class B
        6/30/2004--(Unaudited)                           $    --
        05/01/2003 to 12/31/2003 (c)                      (0.10)
-------------------------------------------           -------------
       LORD ABBETT BOND DEBENTURE PORTFOLIO           -------------

        Class A
        6/30/04--(Unaudited)                             $    --
        12/31/2004                                            --
        12/31/2002                                            --
        12/31/2001                                            --
        12/31/2000                                            --
        12/31/1999                                        (0.08)
-------------------------------------------           -------------

        Class B
        6/30/04--(Unaudited)                                  --
        12/31/2003                                        (0.19)
        12/31/2002                                            --
        03/22/2001 to 12/31/2001 (d)                          --
-------------------------------------------           -------------

        Class E
        6/30/04--(Unaudited)                                  --
        12/31/2003                                            --
        04/01/2002 to 12/31/2002 (e)                          --
-------------------------------------------           -------------
       LORD ABBETT GROWTH AND INCOME PORTFOLIO        -------------

        Class A
        6/30/2004--(Unaudited)                           $    --
        12/31/2003                                            --
        12/31/2002                                        (1.52)
        12/31/2001                                            --
        12/31/2000                                        (0.23)
        01/08/1999 to 12/31/1999 (f)                          --
-------------------------------------------           -------------

        Class B
        6/30/04--(Unaudited)                                  --
        12/31/2003                                            --
        12/31/2002                                        (1.52)
        03/22/2001 to 12/31/2001 (d)                          --
-------------------------------------------           -------------

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation. Thereafter, broker rebates included in expenses before reimbursement.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--04/03/2001.
(c) Commencement of operations--05/01/2003.

                       See notes to financial statements

                                                               RATIO OF
                                                               EXPENSES TO                    RATIO OF NET
                                                   RATIO OF    AVERAGE NET  RATIO OF EXPENSES INVESTMENT
              NET ASSET              NET ASSETS    EXPENSES TO ASSETS AFTER TO AVERAGE NET    INCOME (LOSS)
TOTAL         VALUE END              END OF PERIOD AVERAGE NET BROKER       ASSETS BEFORE     TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS) ASSETS**    REBATES**    REIMBURSEMENT**   ASSETS         TURNOVER RATE
------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

   $    --     $11.83     (0.17) %     $  104.1      0.70%*     N/A%              0.67%*(h)       2.77%*        341.7%
    (0.49)      11.85         4.01        115.6        0.67     N/A               0.67(h)           2.74         613.4
    (0.56)      11.87         8.94        134.9        0.60     N/A               0.71              4.63         282.5
    (0.55)      11.41         7.03        126.0        0.60     N/A               0.70              5.59         229.4
    (0.65)      11.19        11.42         93.2        0.64     N/A               0.72              6.33         221.9
    (0.18)      10.67       (1.54)         95.6        0.64     N/A               0.71              5.67         369.5
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --      11.75       (0.25)         66.3       0.95*     N/A               0.92*(h)         2.51*         341.7
    (0.49)      11.78         3.78         56.8        0.92     N/A               0.91(h)           2.49         613.4
    (0.56)      11.82         8.59         30.8        0.85     N/A               0.96              4.05         282.5
    (0.55)      11.40         3.87          7.3       0.85*     N/A               0.95*            4.40*         229.4
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

   $    --     $13.08       3.81 %     $  114.5      0.74%*     N/A%              0.74%*          0.73%*         55.8%
    (0.07)      12.60        33.50        122.9        0.76    0.75                N/A              0.78          80.2
    (0.07)       9.49      (25.65)        108.9        0.79    0.79                N/A              0.47          63.7
    (0.34)      12.86       (6.05)        189.6        0.73     N/A                N/A              0.43          79.3
    (1.14)      14.03       (6.18)        227.4        0.75     N/A                N/A              0.39          77.6
    (1.48)      16.11         9.71        249.7        0.77     N/A                N/A              0.55         133.8
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --      13.00         3.67         10.5       0.99*     N/A               0.99*            0.49*          55.8
    (0.05)      12.54        33.20          9.6        1.01    1.00                N/A              0.03          80.2
    (0.07)       9.45      (25.83)          6.8        1.05    1.05                N/A              0.25          63.7
    (0.34)      12.83         6.56          5.3       0.98*     N/A                N/A             0.28*          79.3
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

   $    --     $12.47       5.59 %     $   18.4      1.07%*     N/A%              1.76%*          2.95%*         11.7%
    (0.29)      11.80        21.05          9.0       1.05*     N/A               3.44*            3.78*          56.2
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

   $    --     $12.13       0.75 %     $  227.8      0.62%*     N/A%              0.62%*          5.90%*         18.7%
    (0.20)      12.04        19.52        234.6        0.70     N/A               0.67(h)           6.52          36.9
    (0.96)      10.24       (0.39)        202.1        0.70     N/A               0.77              7.43          45.8
    (0.95)      11.22         3.76        154.2        0.72     N/A               0.75              7.76          66.2
    (0.83)      11.75         0.87        155.2        0.85     N/A               0.86              7.78          64.9
    (0.32)      12.48         3.40        170.2        0.85     N/A               0.86              6.74          46.7
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --      12.04         0.58        882.8       0.87*     N/A               0.87*            5.65*          18.7
    (0.39)      11.97        19.15        758.2        0.96     N/A               0.91(h)           6.11          36.9
    (0.95)      10.21       (0.57)        197.4        0.95     N/A               1.05              7.12          45.8
    (0.95)      11.20         1.17         31.8       0.95*     N/A               0.98*            7.38*          66.2
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --      12.08         0.67         31.5       0.78*     N/A               0.78*            5.75*          18.7
    (0.20)      12.00        19.35         22.8        0.86     N/A               0.81(h)           6.10          36.9
    (0.96)      10.22    (1.03)(c)          2.5       0.85*     N/A               0.98*            7.12*          45.8
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

   $    --     $25.33       3.77 %     $1,293.6      0.60%*     N/A%              0.60%*(h)       1.07%*         15.0%
    (0.24)      24.41        31.06      1,167.7        0.62    0.61               0.62(h)           1.13          37.0
    (1.73)      18.86      (17.95)        890.2        0.65    0.63               0.67              0.94          55.4
    (0.22)      25.05       (5.77)      1,205.5        0.64     N/A               0.64              1.04          69.7
    (0.51)      26.82        14.68        944.6        0.70     N/A                N/A              1.32          51.7
        --      24.07        11.38        887.0       0.70*     N/A                N/A*            1.24*          70.8
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --      25.17         3.62      1,376.9       0.85*     N/A               0.85*(h)         0.81*          15.0
    (0.21)      24.29        30.73      1,081.0        0.86    0.86+              0.86(h)           0.87          37.0
    (1.73)      18.78      (18.12)        337.3       0.90^    0.88               0.93              0.78          55.4
    (0.22)      25.01         6.96         98.7       0.89*     N/A               0.89*            0.72*          69.7
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

(d) Commencement of operations--03/22/2001.
(e) Commencement of operations--04/01/2002.
(f) Commencement of operations--01/08/1999.
(g) Commencement of operations--03/22/2001.
(h) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

MET INVESTOR SERIES TRUST

FINANCIAL HIGHLIGHTS


                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
     LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO       ------------ -------------- -------------- ---------- ----------

      Class A
      6/30/04--(Unaudited)                               $ 9.24      $(0.03)(a)    $  0.36 (a)    $  0.33    $    --
      12/31/2003                                           6.78       (0.05)(a)       2.51 (a)       2.46         --
      12/31/2002                                           8.95       (0.04)(a)      (2.13)(a)     (2.17)         --
      05/01/2001 to 12/31/2001 (b)                         9.58       (0.03)(a)      (0.60)(a)     (0.63)         --
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

      Class B
      6/30/04--(Unaudited)                                 9.16       (0.04)(a)       0.35 (a)       0.31         --
      12/31/2003                                           6.75       (0.07)(a)       2.48 (a)       2.41         --
      12/31/2002                                           8.93       (0.06)(a)      (2.12)(a)     (2.18)         --
      02/12/2001 to 12/31/2001 (c)                        10.00       (0.06)(a)      (1.01)(a)     (1.07)         --
-------------------------------------------           ------------ -------------- -------------- ---------- ----------
     LORD ABBETT MID-CAP VALUE PORTFOLIO              ------------ -------------- -------------- ---------- ----------

      Class A
      6/30/2004--(Unaudited)                             $17.80      $ 0.08 (a)    $  1.64 (a)    $  1.72    $    --
      12/31/2003                                          14.41        0.15 (a)       3.62 (a)       3.77     (0.11)
      12/31/2002                                          16.64        0.16 (a)      (1.71)(a)     (1.55)     (0.07)
      12/31/2001                                          16.92        0.14 (a)       1.14 (a)       1.28     (0.08)
      12/31/2000                                          11.17            0.08           5.79       5.87     (0.04)
      12/31/1999                                          10.58            0.04           0.56       0.60     (0.01)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

      Class B
      6/30/2004--(Unaudited)                              17.70        0.06 (a)       1.62 (a)       1.68         --
      12/31/2003                                          14.35        0.11 (a)       3.61 (a)       3.72     (0.10)
      12/31/2002                                          16.62        0.13 (a)      (1.72)(a)     (1.59)     (0.07)
      04/03/2001 to 12/31/2001 (d)                        16.41        0.08 (a)       1.69 (a)       1.77     (0.08)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------
     MFS RESEARCH INTERNATIONAL PORTFOLIO             ------------ -------------- -------------- ---------- ----------

      Class A
      06/30/2004--(Unaudited)                            $ 9.81      $ 0.08 (a)    $  0.38 (a)    $  0.46    $    --
      12/31/2003                                           7.49        0.06 (a)       2.34 (a)       2.40     (0.08)
      12/31/2002                                           8.48        0.06 (a)      (1.04)(a)     (0.98)     (0.01)
      05/01/2001 to 12/31/2001 (b)                         9.55       (0.01)(a)      (1.04)(a)     (1.05)     (0.02)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

      Class B
      06/30/2004--(Unaudited)                              9.79        0.07 (a)       0.38 (a)       0.45         --
      12/31/2003                                           7.47        0.05 (a)       2.33 (a)       2.38     (0.06)
      12/31/2002                                           8.48        0.03 (a)      (1.03)(a)     (1.00)     (0.01)
      02/12/2001 to 12/31/2001 (c)                        10.00        0.01 (a)      (1.52)(a)     (1.51)     (0.01)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

      Class E
      06/30/2004--(Unaudited)                              9.80        0.08 (a)       0.37 (a)       0.45         --
      12/31/2003                                           7.48        0.05 (a)       2.34 (a)       2.39     (0.07)
      12/31/2002                                           8.48        0.03 (a)      (1.02)(a)     (0.99)     (0.01)
      10/31/2001 to 12/31/2001 (e)                         8.15       (0.01)(a)       0.35 (a)       0.34     (0.01)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------
     MONEY MARKET PORTFOLIO                           ------------ -------------- -------------- ---------- ----------

      Class A
      06/30/2004--(Unaudited)                            $ 1.00      $       --    $        --    $    --    $    --
      12/31/2003                                           1.00        0.01 (a)      (0.01)(a)         --         --
      01/02/2002 to 12/31/2002 (e)                         1.00        0.02 (a)     (0.01)+(a)       0.01     (0.01)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

      Class B
      06/30/2004--(Unaudited)                              1.00              --             --         --         --
      12/31/2003                                           1.00              --             --         --         --
      12/31/2002                                           1.00        0.01 (a)       -- + (a)       0.01     (0.01)
      02/12/2001 to 12/31/2001 (f)                         1.00        0.03 (a)       -- + (a)       0.03     (0.03)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------
     NEUBERGER BERMAN REAL ESTATE PORTFOLIO           ------------ -------------- -------------- ---------- ----------

      Class A
      05/01/2004 to 06/30/2004 (g) (Unaudited)           $10.00      $ 0.05 (a)    $  0.30 (a)    $  0.35    $    --
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

      Class B
      05/01/2004 to 06/30/2004 (g) (Unaudited)            10.00        0.07 (a)       0.27 (a)       0.34         --
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

      Class E
      05/01/2004 to 06/30/2004 (g) (Unaudited)            10.00        0.07 (a)       0.27 (a)       0.34         --
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
     LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO       -------------

      Class A
      6/30/04--(Unaudited)                               $    --
      12/31/2003                                              --
      12/31/2002                                              --
      05/01/2001 to 12/31/2001 (b)                            --
-------------------------------------------           -------------

      Class B
      6/30/04--(Unaudited)                                    --
      12/31/2003                                              --
      12/31/2002                                              --
      02/12/2001 to 12/31/2001 (c)                            --
-------------------------------------------           -------------
     LORD ABBETT MID-CAP VALUE PORTFOLIO              -------------

      Class A
      6/30/2004--(Unaudited)                             $    --
      12/31/2003                                          (0.27)
      12/31/2002                                          (0.61)
      12/31/2001                                          (1.48)
      12/31/2000                                          (0.08)
      12/31/1999                                              --
-------------------------------------------           -------------

      Class B
      6/30/2004--(Unaudited)                                  --
      12/31/2003                                          (0.27)
      12/31/2002                                          (0.61)
      04/03/2001 to 12/31/2001 (d)                        (1.48)
-------------------------------------------           -------------
     MFS RESEARCH INTERNATIONAL PORTFOLIO             -------------

      Class A
      06/30/2004--(Unaudited)                            $    --
      12/31/2003                                              --
      12/31/2002                                              --
      05/01/2001 to 12/31/2001 (b)                            --
-------------------------------------------           -------------

      Class B
      06/30/2004--(Unaudited)                                 --
      12/31/2003                                              --
      12/31/2002                                              --
      02/12/2001 to 12/31/2001 (c)                            --
-------------------------------------------           -------------

      Class E
      06/30/2004--(Unaudited)                                 --
      12/31/2003                                              --
      12/31/2002                                              --
      10/31/2001 to 12/31/2001 (e)                            --
-------------------------------------------           -------------
     MONEY MARKET PORTFOLIO                           -------------

      Class A
      06/30/2004--(Unaudited)                            $    --
      12/31/2003                                              --
      01/02/2002 to 12/31/2002 (e)                            --
-------------------------------------------           -------------

      Class B
      06/30/2004--(Unaudited)                                 --
      12/31/2003                                              --
      12/31/2002                                              --
      02/12/2001 to 12/31/2001 (f)                            --
-------------------------------------------           -------------
     NEUBERGER BERMAN REAL ESTATE PORTFOLIO           -------------

      Class A
      05/01/2004 to 06/30/2004 (g) (Unaudited)           $    --
-------------------------------------------           -------------

      Class B
      05/01/2004 to 06/30/2004 (g) (Unaudited)                --
-------------------------------------------           -------------

      Class E
      05/01/2004 to 06/30/2004 (g) (Unaudited)                --
-------------------------------------------           -------------

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation. Thereafter, broker rebates included in expenses before reimbursement.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2001.
(c) Commencement of operations--02/12/2001.

                       See notes to financial statements

                                                                RATIO OF
                                                                EXPENSES TO                    RATIO OF NET
                                                    RATIO OF    AVERAGE NET  RATIO OF EXPENSES INVESTMENT
              NET ASSET              NET ASSETS END EXPENSES TO ASSETS AFTER TO AVERAGE NET    INCOME (LOSS)
TOTAL         VALUE END              OF PERIOD      AVERAGE NET BROKER       ASSETS BEFORE     TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS)  ASSETS**    REBATES**    REIMBURSEMENT**   ASSETS         TURNOVER RATE
------------- --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------

   $    --     $ 9.57      3.46 %        $ 26.7       0.90%*         N/A%    0.93%*               (0.56)%*        43.5%
        --       9.24       36.43          27.6         0.90         N/A     1.04                   (0.57)        119.0
        --       6.78     (24.25)           3.8         0.85         N/A     1.69                   (0.52)         89.6
        --       8.95      (6.58)           0.9        0.85*         N/A     5.19*                 (0.54)*         89.1
----------    --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------

        --       9.47        3.38          31.4        1.15*         N/A     1.18*                 (0.81)*         43.5
        --       9.16       35.70          27.6         1.14         N/A     1.39                   (0.83)        119.0
        --       6.75     (24.41)          13.7         1.10         N/A     1.98                   (0.77)         89.6
        --       8.93     (10.70)           8.4        1.10*         N/A     5.44*                 (0.78)*         89.1
----------    --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------

   $    --     $19.52      9.66 %        $116.8       0.78%*         N/A%    0.78%*                0.88 %*         9.8%
    (0.38)      17.80       26.15          90.8         0.83         N/A     0.82(h)                  0.98         18.8
    (0.68)      14.41      (9.31)          74.0         0.89        0.89     0.90                     1.04         29.0
    (1.56)      16.64        8.10          75.1         0.92         N/A     0.94                     0.86         40.0
    (0.12)      16.92       52.87          60.0         1.26         N/A      N/A                     0.79         66.4
    (0.01)      11.17        5.71          29.4         1.25         N/A     1.41                     0.50         64.3
----------    --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------

        --      19.38        9.49         133.6        1.03*         N/A     1.03*                   0.61*          9.8
    (0.37)      17.70       25.87         100.0         1.08         N/A+    1.06(h)                 0.73^         18.8
    (0.68)      14.35      (9.58)          51.6         1.14        1.14+    1.16                    0.83^         29.0
    (1.56)      16.62       11.33          16.9        1.15*         N/A     1.17*                   0.68*         40.0
----------    --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------

   $    --     $10.27      4.69 %        $ 79.3       1.04%*         N/A%    0.97%*(h)             1.69 %*        48.3%
    (0.08)       9.81       32.20          67.3         1.09        1.09     1.11                     0.68         99.0
    (0.01)       7.49     (11.52)           9.4         1.00        1.00     1.86                     0.73        114.1
    (0.02)       8.48     (11.04)           3.7        1.00*         N/A*    5.08*                 (0.01)*        133.6
----------    --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------

                10.24        4.60         419.6        1.30*         N/A     1.22*(h)                1.46*         48.3
    (0.06)       9.79       32.04         186.0         1.33        1.33     1.39                     0.56         99.0
    (0.01)       7.47     (11.80)          67.1         1.25        1.25     2.07                     0.34        114.1
    (0.01)       8.48     (15.14)          14.7        1.25*         N/A*    5.33*                   0.13*        133.6
----------    --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------

                10.25        4.59           9.4        1.20*         N/A     1.12*(h)                1.59*         48.3
    (0.07)       9.80       32.09           6.9         1.23        1.23     1.28                     0.59         99.0
    (0.01)       7.48     (11.65)           1.8         1.15        1.15     1.82                     0.34        114.1
    (0.01)       8.48        4.22            --        1.15*         N/A*    5.23*                 (1.02)*        133.6
----------    --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------

   $    --     $ 1.00      0.30 %        $  4.5       0.49%*         N/A%    0.49%*                0.60 %*         N/A%
        --       1.00        0.68           5.3         0.50         N/A     0.50                     0.62          N/A
    (0.01)       1.00        1.31            --         0.50         N/A     0.51                     1.57          N/A
----------    --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------

        --       1.00        0.17         206.3        0.74*         N/A     0.74*                   0.34*          N/A
        --       1.00        0.43         169.4         0.74         N/A     0.74                     0.42          N/A
    (0.01)       1.00        1.09         128.5         0.75         N/A     0.86                     1.04          N/A
    (0.03)       1.00        2.82          26.5        0.75*         N/A     2.42*                   2.37*          N/A
----------    --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------

   $    --     $10.35      3.50 %        $  2.9       0.90%*         N/A%    1.58%*                3.15 %*        17.6%
----------    --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------

        --      10.34        3.40         133.1        0.89*         N/A     0.89*                   3.89*         17.6
----------    --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------

        --      10.34        3.40           3.0        1.01*         N/A     1.01*                   4.32*         17.6
----------    --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------

(d) Commencement of operations--04/03/2001.
(e) Commencement of operations--10/31/2001.
(f) Commencement of operations--01/02/2002.
(g) Commencement of operations--05/01/2004.
(h) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO       ------------ -------------- -------------- ---------- ----------

      Class A
      06/30/2004--(Unaudited)                            $ 8.33      $ 0.03 (a)     $ 0.15 (a)    $  0.18    $    --
      12/31/2003                                           6.47        0.01 (a)       1.85 (a)       1.86         --
      01/02/2002 to 12/31/2002 (b)                         8.57        0.01+(a)      (2.11)(a)     (2.10)     0.00 +
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

      Class B
      06/30/2004--(Unaudited)                              8.29        0.01 (a)       0.16 (a)       0.17      --
      12/31/2003                                           6.45          --           1.84 (a)       1.84      --
      12/31/2002                                           8.57          --+(a)      (2.12)(a)     (2.12)     0.00 +
      02/12/2001 to 12/31/2001 (c)                        10.00          --+(a)      (1.43)(a)     (1.43)       -- +
-------------------------------------------           ------------ -------------- -------------- ---------- ----------
     PIMCO INFLATION PROTECTED BOND PORTFOLIO         ------------ -------------- -------------- ---------- ----------

      Class A
      06/30/2004--(Unaudited)                            $10.29      $ 0.03 (a)     $ 0.27 (a)    $  0.30    $    --
      05/01/2003 to 12/31/2003 (d)                        10.00        0.05 (a)       0.49 (a)       0.54     (0.04)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

      Class B
      06/30/2004--(Unaudited)                             10.29        0.02 (a)       0.26 (a)       0.28         --
      05/01/2003 to 12/31/2003 (d)                        10.00        0.04 (a)       0.49 (a)       0.53     (0.03)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------
     PIMCO PEA INNOVATION PORTFOLIO                   ------------ -------------- -------------- ---------- ----------

      Class A
      06/30/2004--(Unaudited)                            $ 4.83      $(0.02)(a)     $(0.03)(a)    $(0.05)    $    --
      12/31/2003                                           3.06       (0.04)(a)       1.81 (a)       1.77         --
      12/31/2002                                           6.18       (0.04)(a)      (3.08)(a)     (3.12)         --
      05/01/2001 to 12/31/2001 (e)                         8.06       (0.04)(a)      (1.84)(a)     (1.88)         --
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

      Class B
      06/30/2004--(Unaudited)                              4.79       (0.02)(a)      (0.03)(a)     (0.05)         --
      12/31/2003                                           3.04       (0.05)(a)       1.80 (a)       1.75         --
      12/31/2002                                           6.16       (0.04)(a)      (3.08)(a)     (3.12)         --
      02/12/2001 to 12/31/2001 (c)                        10.00       (0.06)(a)      (3.78)(a)     (3.84)         --
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

      Class E
      06/30/2004--(Unaudited)                              4.80       (0.02)(a)      (0.03)(a)     (0.05)         --
      12/31/2003                                           3.05       (0.05)(a)       1.80 (a)       1.75         --
      12/31/2002                                           6.17       (0.03)(a)      (3.09)(a)     (3.12)         --
      10/31/2001 to 12/31/2001 (f)                         5.24       (0.01)(a)       0.94 (a)       0.93         --
-------------------------------------------           ------------ -------------- -------------- ---------- ----------
     PIMCO TOTAL RETURN PORTFOLIO                     ------------ -------------- -------------- ---------- ----------

      Class A
      06/30/2004--(Unaudited)                            $11.61      $ 0.11 (a)     $(0.04)(a)    $  0.07    $    --
      12/31/2003                                          11.34        0.39 (a)       0.12 (a)       0.51     (0.13)
      12/31/2002                                          10.35        0.38 (a)       0.61 (a)       0.99         --
      05/01/2001 to 12/31/2001 (e)                        10.03        0.27 (a)       0.40 (a)       0.67     (0.20)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

      Class B
      06/30/2004--(Unaudited)                             11.54        0.09 (a)      (0.03)(a)       0.06         --
      12/31/2003                                          11.29        0.26 (a)       0.23 (a)       0.49     (0.13)
      12/31/2002                                          10.33        0.67 (a)       0.29 (a)       0.96         --
      02/12/2001 to 12/31/2001 (c)                        10.00        0.32 (a)       0.34 (a)       0.66     (0.18)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

      Class E
      06/30/2004--(Unaudited)                             11.56        0.10 (a)      (0.04)(a)       0.06         --
      12/31/2003                                          11.30        0.27 (a)       0.23 (a)       0.50     (0.13)
      12/31/2002                                          10.33        0.03 (a)       0.94 (a)       0.97         --
      10/31/2001 to 12/31/2001 (f)                        10.65        0.07 (a)      (0.26)(a)     (0.19)     (0.09)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------
     MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO       ------------ -------------- -------------- ---------- ----------

      Class A
      06/30/2004--(Unaudited)                            $11.92      $ 0.03 (a)     $ 0.67 (a)    $  0.70    $    --
      12/31/2003                                           9.26        0.01 (a)       2.65 (a)       2.66         --
      12/31/2002                                          11.74          --+(a)      (2.47)(a)     (2.47)     (0.01)
      12/31/2001                                          14.82        0.02 (a)      (1.22)(a)     (1.20)     (0.02)
      12/31/2000                                          17.27            0.02         (1.78)     (1.76)       -- +
      12/31/1999                                          11.98            0.01           5.31       5.32     (0.03)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

      Class B
      06/30/2004--(Unaudited)                             11.84        0.01 (a)           0.68       0.69         --
      12/31/2003                                           9.23       (2.00)(a)       4.61 (a)       2.61         --
      12/31/2002                                          11.72       (0.02)(a)      (2.46)(a)     (2.48)     (0.01)
      04/03/2001 to 12/31/2001 (g)                        12.25          --+(a)       1.35 (a)       1.35     (0.02)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------


                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO       -------------

      Class A
      06/30/2004--(Unaudited)                            $    --
      12/31/2003                                              --
      01/02/2002 to 12/31/2002 (b)                            --
-------------------------------------------           -------------

      Class B
      06/30/2004--(Unaudited)                                 --
      12/31/2003                                              --
      12/31/2002                                              --
      02/12/2001 to 12/31/2001 (c)                            --
-------------------------------------------           -------------
     PIMCO INFLATION PROTECTED BOND PORTFOLIO         -------------

      Class A
      06/30/2004--(Unaudited)                            $    --
      05/01/2003 to 12/31/2003 (d)                        (0.21)
-------------------------------------------           -------------

      Class B
      06/30/2004--(Unaudited)                                 --
      05/01/2003 to 12/31/2003 (d)                        (0.21)
-------------------------------------------           -------------
     PIMCO PEA INNOVATION PORTFOLIO                   -------------

      Class A
      06/30/2004--(Unaudited)                            $    --
      12/31/2003                                              --
      12/31/2002                                              --
      05/01/2001 to 12/31/2001 (e)                            --
-------------------------------------------           -------------

      Class B
      06/30/2004--(Unaudited)                                 --
      12/31/2003                                              --
      12/31/2002                                              --
      02/12/2001 to 12/31/2001 (c)                            --
-------------------------------------------           -------------

      Class E
      06/30/2004--(Unaudited)                                 --
      12/31/2003                                              --
      12/31/2002                                              --
      10/31/2001 to 12/31/2001 (f)                            --
-------------------------------------------           -------------
     PIMCO TOTAL RETURN PORTFOLIO                     -------------

      Class A
      06/30/2004--(Unaudited)                            $    --
      12/31/2003                                          (0.11)
      12/31/2002                                              --
      05/01/2001 to 12/31/2001 (e)                        (0.15)
-------------------------------------------           -------------

      Class B
      06/30/2004--(Unaudited)                                 --
      12/31/2003                                          (0.11)
      12/31/2002                                              --
      02/12/2001 to 12/31/2001 (c)                        (0.15)
-------------------------------------------           -------------

      Class E
      06/30/2004--(Unaudited)                                 --
      12/31/2003                                          (0.11)
      12/31/2002                                              --
      10/31/2001 to 12/31/2001 (f)                        (0.04)
-------------------------------------------           -------------
     MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO       -------------

      Class A
      06/30/2004--(Unaudited)                            $    --
      12/31/2003                                              --
      12/31/2002                                              --
      12/31/2001                                          (1.86)
      12/31/2000                                          (0.69)
      12/31/1999                                              --
-------------------------------------------           -------------

      Class B
      06/30/2004--(Unaudited)                                 --
      12/31/2003                                              --
      12/31/2002                                              --
      04/03/2001 to 12/31/2001 (g)                        (1.86)
-------------------------------------------           -------------

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation. Thereafter, broker rebates included in expenses before reimbursement.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--01/02/2002.
(c) Commencement of operations--02/12/2001.

                       See notes to financial statements

                                                               RATIO OF
                                                               EXPENSES TO                    RATIO OF NET
                                                   RATIO OF    AVERAGE NET  RATIO OF EXPENSES INVESTMENT
              NET ASSET              NET ASSETS    EXPENSES TO ASSETS AFTER TO AVERAGE NET    INCOME (LOSS)
TOTAL         VALUE END              END OF PERIOD AVERAGE NET BROKER       ASSETS BEFORE     TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS) ASSETS**    REBATES**    REIMBURSEMENT**   ASSETS         TURNOVER RATE
------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

   $    --     $ 8.51        2.16 %     $ 17.0       0.70%*     N/A%            0.71%*(h)         0.83 %*        39.3%
        --       8.33       28.75          0.2         0.72    0.72               0.75(h)            0.07         36.6
      0.00       6.47      (24.47)         0.7         0.75     N/A                  0.99            0.17         20.6
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --       8.46        2.05        693.1        1.00*     N/A              0.91*(h)          0.16 *         39.3
        --       8.29       28.53        551.0         0.99    0.99               0.98(h)          (0.03)         36.6
      0.00       6.45      (24.73)       122.4         1.00     N/A                  1.22          (0.02)         20.6
        --       8.57      (14.27)        26.9        1.00*     N/A                 3.21*          0.04 *         29.7
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

   $    --     $10.59        2.92%      $  0.3       0.54%*     N/A%*              0.54%*         0.64 %*       611.6%
    (0.25)      10.29        5.47          1.1         0.70     N/A                  0.74           0.72*        935.0
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --      10.57        2.72        627.7        0.80*     N/A                 0.80*          0.39 *        611.6
    (0.24)      10.29        5.35        366.2        0.84*     N/A                 0.84*          0.64 *        935.0
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

   $    --     $ 4.78       (1.24)%     $ 47.1       0.92%*     N/A%               0.92%*        (0.66)%*       103.7%
        --       4.83       57.84         47.2         1.10    1.04                  1.26          (0.89)        313.0
        --       3.06      (50.49)        13.0         1.10    1.04                  1.73          (0.90)        227.2
        --       6.18      (23.33)        16.1        1.10*     N/A                 3.97*         (0.90)*        346.9
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --       4.74       (1.04)       119.6        1.16*     N/A                 1.15*         (0.91)*        103.7
        --       4.79       57.57         64.8         1.35    1.29                  1.52          (1.14)        313.0
        --       3.04      (50.65)        15.2         1.35    1.27                  1.96          (1.13)        227.2
        --       6.16      (38.40)         9.6        1.35*     N/A                 4.21*         (1.01)*        346.9
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --       4.75       (1.04)        21.6        1.07*     N/A                 1.07*         (0.80)*       103.70
        --       4.80       57.88         15.5         1.25    1.22                  1.37          (1.07)        313.0
        --       3.05      (50.57)         1.2         1.25    1.12                  1.83          (0.97)        227.2
        --       6.17       17.75           --        1.25*     N/A                 4.11*         (1.18)*        346.9
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

   $    --     $11.68        0.60 %     $207.4       0.56%*     N/A%              0.56 %*         1.82 %*       201.9%
    (0.24)      11.61        4.53        194.5         0.59     N/A               0.57(h)            3.33        547.1
        --      11.34        9.57        155.0         0.65     N/A               0.64(h)            3.54        479.0
    (0.35)      10.35        6.68         59.1        0.65*     N/A                 1.15*          3.76 *        346.0
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --      11.60        0.52        963.2        0.81*     N/A                0.81 *           1.58*        201.9
    (0.24)      11.54        4.53        893.8         0.83     N/A               0.82(h)            2.29        547.1
        --      11.29        9.29        427.7         0.90     N/A               0.90(h)            3.34        479.0
    (0.33)      10.33        6.68         46.2        0.90*     N/A                 1.40*          3.48 *        346.0
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --      11.62        0.52        143.3        0.71*     N/A                 0.71*           1.66*        201.9
    (0.24)      11.56        4.44        119.3         0.73     N/A               0.71(h)            2.29        547.1
        --      11.30        9.39         29.2         0.80     N/A               0.80(h)            3.49        479.0
    (0.13)      10.33       (1.81)         0.1        0.80*     N/A                 1.30*          3.71 *        346.0
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

   $    --     $12.62        5.87 %     $ 47.5       1.16%*     N/A%                 N/A%         0.44 %*        42.5%
        --      11.92       28.73         50.0         1.25    1.25                   N/A            0.08        231.2
    (0.01)       9.26      (21.05)        47.1         1.20    1.20                   N/A            0.01         77.6
    (1.88)      11.74       (8.42)        76.8         1.09     N/A                   N/A            0.14         79.9
    (0.69)      14.82      (10.55)        97.9         1.03     N/A                   N/A            0.17        107.1
    (0.03)      17.27       44.56        109.3         1.05     N/A                  1.09            0.11        123.5
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --      12.53        5.83          3.3        1.41*     N/A                   N/A          0.23 *         42.5
        --      11.84       28.28          2.9         1.50    1.50                   N/A          (0.20)        231.2
    (0.01)       9.23      (21.19)         2.1         1.47    1.47                   N/A          (0.23)         77.6
    (1.88)      11.72       10.61          0.9        1.40*     N/A                   N/A         (0.10)*         79.9
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

(d) Commencement of operations--05/01/2003.
(e) Commencement of operations--05/01/2001.
(f) Commencement of operations--10/31/2001.
(g) Commencement of operations--04/03/2001.
(h) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
     MET/PUTNAM RESEARCH PORTFOLIO                    ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2004--(Unaudited)                           $ 8.01      $ 0.02 (a)     $ 0.07 (a)    $  0.09    $    --
       12/31/2003                                          6.43        0.06 (a)       1.52 (a)       1.58         --
       12/31/2002                                          8.14        0.05 (a)      (1.73)(a)     (1.68)     (0.03)
       10/16/2001 to 12/31/2001 (b)                        7.59        0.01 (a)       0.55 (a)       0.56     (0.01)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       06/30/2004--(Unaudited)                             7.97        0.01 (a)       0.07 (a)       0.08         --
       12/31/2003                                          6.41        0.03 (a)       1.53 (a)       1.56         --
       12/31/2002                                          8.13        0.03 (a)      (1.72)(a)     (1.69)     (0.03)
       02/12/2001 to 12/31/2001 (c)                       10.00        0.02 (a)      (1.86)(a)     (1.84)     (0.03)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     THIRD AVENUE SMALL CAP VALUE PORTFOLIO           ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2004--(Unaudited)                           $11.62      $ 0.03 (a)     $ 1.36 (a)    $  1.39    $    --
       12/31/2003                                          8.29        0.05 (a)       3.39 (a)       3.44     (0.04)
       05/01/2002 to 12/31/2002 (d)                       10.00        0.04 (a)      (1.72)(a)     (1.68)     (0.02)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       06/30/2004--(Unaudited)                            11.61        0.04 (a)       1.33 (a)       1.37         --
       12/31/2003                                          8.28        0.05 (a)       3.38 (a)       3.43     (0.03)
       05/01/2002 to 12/31/2002 (d)                       10.00        0.04 (a)      (1.73)(a)     (1.69)     (0.02)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     T. ROWE PRICE MID-CAP GROWTH PORTFOLIO           ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2004--(Unaudited)                           $ 6.39      $(0.02)(a)     $ 0.51 (a)    $  0.49    $    --
       12/31/2003                                          4.66       (0.02)(a)       1.75 (a)       1.73         --
       12/31/2002                                          8.37       (0.02)(a)      (3.66)(a)     (3.68)         --
       05/01/2001 to 12/31/2001 (e)                        9.76       (0.02)(a)      (1.37)(a)     (1.39)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       06/30/2004--(Unaudited)                             6.34       (0.03)(a)       0.50 (a)       0.47         --
       12/31/2003                                          4.64       (0.04)(a)       1.74 (a)       1.70         --
       12/31/2002                                          8.34       (0.03)(a)      (3.64)(a)     (3.67)         --
       02/12/2001 to 12/31/2001 (c)                       10.00       (0.04)(a)      (1.62)(a)     (1.66)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class E
       06/30/2004--(Unaudited)                             6.36       (0.02)(a)       0.50 (a)       0.48         --
       12/31/2003                                          4.65       (0.03)(a)       1.74 (a)       1.71         --
       12/31/2002                                          8.36       (0.02)(a)      (3.66)(a)     (3.68)         --
       10/31/2001 to 12/31/2001 (f)                        7.42       (0.01)(a)       0.95 (a)       0.94         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     TURNER MID-CAP GROWTH PORTFOLIO                  ------------ -------------- -------------- ---------- ----------

       Class A
      05/01/2004 to 06/30/2004 (g) (Unaudited)           $10.00      $(0.02)(a)     $ 0.43 (a)    $  0.41    $    --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
      05/01/2004 to 06/30/2004 (g) (Unaudited)            10.00       (0.01)(a)       0.43 (a)       0.42         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
     MET/PUTNAM RESEARCH PORTFOLIO                    -------------

       Class A
       06/30/2004--(Unaudited)                           $    --
       12/31/2003                                             --
       12/31/2002                                             --
       10/16/2001 to 12/31/2001 (b)                           --
-------------------------------------                 -------------

       Class B
       06/30/2004--(Unaudited)                                --
       12/31/2003                                             --
       12/31/2002                                             --
       02/12/2001 to 12/31/2001 (c)                           --
-------------------------------------                 -------------
     THIRD AVENUE SMALL CAP VALUE PORTFOLIO           -------------

       Class A
       06/30/2004--(Unaudited)                           $    --
       12/31/2003                                         (0.07)
       05/01/2002 to 12/31/2002 (d)                       (0.01)
-------------------------------------                 -------------

       Class B
       06/30/2004--(Unaudited)                                --
       12/31/2003                                         (0.07)
       05/01/2002 to 12/31/2002 (d)                       (0.01)
-------------------------------------                 -------------
     T. ROWE PRICE MID-CAP GROWTH PORTFOLIO           -------------

       Class A
       06/30/2004--(Unaudited)                           $    --
       12/31/2003                                             --
       12/31/2002                                         (0.03)
       05/01/2001 to 12/31/2001 (e)                           --
-------------------------------------                 -------------

       Class B
       06/30/2004--(Unaudited)                                --
       12/31/2003                                             --
       12/31/2002                                         (0.03)
       02/12/2001 to 12/31/2001 (c)                           --
-------------------------------------                 -------------

       Class E
       06/30/2004--(Unaudited)                                --
       12/31/2003                                             --
       12/31/2002                                         (0.03)
       10/31/2001 to 12/31/2001 (f)                           --
-------------------------------------                 -------------
     TURNER MID-CAP GROWTH PORTFOLIO                  -------------

       Class A
      05/01/2004 to 06/30/2004 (g) (Unaudited)           $    --
-------------------------------------                 -------------

       Class B
      05/01/2004 to 06/30/2004 (g) (Unaudited)                --
-------------------------------------                 -------------

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation. Thereafter, broker rebates included in expenses before reimbursement.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--10/16/2001.
(c) Commencement of operations--02/12/2001.

                       See notes to financial statements

                                                                     RATIO OF
                                                                     EXPENSES TO                    RATIO OF NET
                                                         RATIO OF    AVERAGE NET  RATIO OF EXPENSES INVESTMENT
                    NET ASSET              NET ASSETS    EXPENSES TO ASSETS AFTER TO AVERAGE NET    INCOME (LOSS)
                    VALUE END              END OF PERIOD AVERAGE NET BROKER       ASSETS BEFORE     TO AVERAGE NET PORTFOLIO
TOTAL DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS) ASSETS**    RE-BATES**   REIMBURSEMENT**   ASSETS         TURNOVER RATE
------------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

      $    --        $ 8.10        1.12 %     $ 20.0       0.90%*     N/A%               0.93%*         0.59 %*        58.3%
           --          8.01         24.61       23.0         0.88    0.87                  1.06            0.88        128.1
       (0.03)          6.43       (20.61)       26.6         0.85    0.78                  1.13            0.64        170.1
       (0.01)          8.14          7.32       35.5        0.85*     N/A                 1.69*          0.43 *        128.0
----------          --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

           --          8.05          1.00       87.4        1.15*     N/A                 1.18*          0.35 *         58.3
           --          7.97         24.34       90.8         1.14    1.13                  1.27            0.36        128.1
       (0.03)          6.41       (20.81)       33.8         1.10    1.03                  1.38            0.44        170.1
       (0.03)          8.13       (18.33)       22.7        1.10*     N/A                 1.94*          0.33 *        128.0
----------          --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------
------------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

      $    --        $13.01       11.96 %     $  2.2       0.80%*     N/A%               0.80%*         0.42 %*         4.6%
       (0.11)         11.62         41.52        6.2         0.93     N/A               0.92(h)            0.54         14.6
       (0.03)          8.29    (16.78)(d)        4.2        0.95*     N/A*                2.07*          0.75 *          8.0
----------          --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

           --         12.98         11.80      482.0        1.07*     N/A                 1.07*          0.67 *          4.6
       (0.10)         11.61         41.41      307.9         1.18     N/A               1.13(h)            0.49         14.6
       (0.03)          8.28       (16.90)       33.4        1.20*     N/A*                1.69*          0.80 *          8.0
----------          --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------
------------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

      $    --        $ 6.88        7.67 %     $ 73.7       0.95%*     N/A%            0.83%*(h)        (0.54)%*        38.8%
           --          6.39         37.12       34.8         0.91    0.83               0.92(h)          (0.37)         56.5
       (0.03)          4.66       (44.00)       16.0         0.80    0.73                  1.10          (0.34)        157.2
           --          8.37       (14.24)       13.5        0.80*     N/A*                2.35*         (0.35)*         86.3
----------          --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

           --          6.81          7.41      305.1        1.20*     N/A              1.06*(h)         (0.80)*         38.8
           --          6.34         36.64      307.7         1.18    1.12               1.16(h)          (0.64)         56.5
       (0.03)          4.64       (44.04)       62.6         1.05    0.96                  1.41          (0.54)        157.2
           --          8.34       (16.60)       23.4        1.05*     N/A*                2.60*         (0.53)*         86.3
----------          --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

           --          6.84          7.55       18.8        1.10*     N/A              0.97*(h)         (0.70)*         38.8
           --          6.36         36.77       10.8         1.08    1.01               1.06(h)          (0.54)         56.5
       (0.03)          4.65       (44.05)        2.1         0.95    0.84                  1.34          (0.38)        157.2
           --          8.36         12.67         --        0.95*     N/A*                2.49*         (0.70)*         86.3
----------          --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------
------------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

      $    --        $10.41        4.10 %     $  2.6       1.00%*     N/A%               2.27%*        (0.69)%*        25.5%
----------          --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

           --         10.42          4.10      106.9        1.12*     N/A                 1.12*         (0.78)*         25.5
----------          --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

(d) Commencement of operations--05/01/2002.
(e) Commencement of operations--05/01/2001.
(f) Commencement of operations--10/31/2001.
(g) Commencement of operations--05/01/2004
(h) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)


1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers twenty-four portfolios, three of which are non-diversified (each, a "Portfolio" and collectively, the "Portfolios") each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2004, the Portfolios included in the Trust are as follows: Met/AIM Mid Cap Core Equity Portfolio, Met/AIM Small Cap Growth Portfolio, Goldman Sachs Mid-Cap Growth Portfolio (commenced operations 5/1/2004), Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, J.P. Morgan Quality Bond Portfolio, J.P. Morgan Select Equity Portfolio, Lord Abbett America's Value Portfolio, Lord Abbett Bond Debenture Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Growth Opportunities Portfolio, Lord Abbett Mid-Cap Value Portfolio, MFS Research International Portfolio, Money Market Portfolio (formerly PIMCO Money Market Portfolio), Neuberger Berman Real Estate Portfolio (commenced operations 5/1/2004), Oppenheimer Capital Appreciation Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO PEA Innovation Portfolio (formerly PIMCO Innovation Portfolio), PIMCO Total Return Portfolio, Met/Putnam Capital Opportunities Portfolio, Met/Putnam Research Portfolio, Third Avenue Small Cap Value Portfolio, T. Rowe Price Mid-Cap Growth Portfolio and Turner Mid-Cap Growth Portfolio (commenced operations 5/1/2004).

The Trust currently offers three classes of shares: Class A Shares are offered by all Portfolios except Lord Abbett America's Value Portfolio. Class B Shares are offered by all Portfolios. Class E Shares are offered by the Met/AIM Mid Cap Core Equity Portfolio, the Met/AIM Small Cap Growth Portfolio, the Harris Oakmark International Portfolio, the Janus Aggressive Growth Portfolio, the Lord Abbett Bond Debenture Portfolio, the MFS Research International Portfolio, the Neuberger Berman Real Estate Portfolio, the PIMCO PEA Innovation Portfolio, the PIMCO Total Return Portfolio, and the T. Rowe Price Mid-Cap Growth Portfolio. Shares of each Class of the Portfolios represent an equal pro rata interest in the Portfolios and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of each Portfolio and certain Portfolio-level expenses reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

The Trust was established under an Agreement and Declaration of Trust dated as of July 27, 2000. At a special meeting of shareholders held on January 26, 2001, the shareholders of the Cova Series Trust approved the reorganization of the Funds of the Cova Series Trust as Portfolios of the Trust pursuant to an Agreement and Plan of Reorganization between the Trust and Cova Series Trust dated as of December 8, 2000. At a special meeting of shareholders held on January 26, 2001, the shareholders of Security First Trust approved the reorganization of the Series of the Security First Trust as Portfolios of the Trust pursuant to an Agreement and Plan of Reorganization between the Trust and Security First Trust dated as of December 8, 2000.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4.00:02, the NOCP is set by reviewing the last eligible sale price. The NOCP is reviewed against the bid or ask prices at that time. If the NOCP is outside the bid and the ask prices then the official closing price will be "normalized" to the bid or ask price. Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. In the case of any securities which are not actively trade or are restricted as to resale, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Board of Trustees. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Money Market Portfolio values its investments using amortized cost. With respect to Portfolios other than the Money Market Portfolio, foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange that will not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, theses securities will be valued at their fair value according to procedures decided upon in good faith by the Trust's Board of Trustees. Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolios may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolios segregate assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded when earned or incurred, respectively. Foreign income and foreign capital gains realized on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Premium and discount on securities purchased are amortized and accreted, respectively, to interest income using the interest method.

D. FEDERAL INCOME TAXES - The Trust's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, to its shareholders. Accordingly, the Portfolios have not recorded a provision for federal income taxes. In addition, any Portfolios subject to federal excise tax regulations will distribute substantially all of their net investment income and net capital gains, if any, in each calendar year in order to avoid the payment of federal excise taxes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences. For the Met/AIM Small Cap Growth Portfolio, J.P. Morgan Quality Bond Portfolio,
J.P. Morgan Select Equity Portfolio and PIMCO Total Return Portfolio, net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of timing differences related to open futures at year end.

The Portfolios utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2003, the accumulated capital loss carryforwards and expiration dates by the Portfolios were as follows:

                                                        Expiring    Expiring    Expiring    Expiring    Expiring
Portfolio                                     Total    12/31/2011  12/31/2010  12/31/2009  12/31/2008  12/31/2007
---------                                  ----------- ----------- ----------- ----------- ----------- ----------

Met/AIM Small Cap Growth Portfolio         $ 1,311,826 $         0 $ 1,311,826 $         0 $         0 $        0

Janus Aggressive Growth Portfolio*           9,284,679           0   3,200,647   4,963,859   1,120,173          0

J.P. Morgan Select Equity Portfolio         43,056,108  11,292,859  19,278,948  12,484,301           0          0

Lord Abbett Bond Debenture Portfolio        31,186,747           0           0  13,543,143  14,798,015  2,845,589

Lord Abbett Growth and Income Portfolio**   61,073,061  17,378,060  16,316,570  27,378,431           0          0

Lord Abbett Growth Opportunities
  Portfolio***                               5,403,027           0   5,403,027           0           0          0

MFS Research International Portfolio****    14,966,512           0   6,377,357   8,589,155           0          0

PIMCO Total Return Portfolio                 1,659,570   1,659,570           0           0           0          0

Met/Putnam Capital Opportunities Portfolio  12,379,397           0  12,179,845     199,552           0          0

Met/Putnam Research Portfolio                8,390,210           0   3,562,723   4,827,487           0          0

T. Rowe Price Mid-Cap Growth Portfolio      18,741,851           0  18,741,851           0           0          0

*Janus Aggressive Growth Portfolio acquired losses of $7,266,413 in the merger with Janus Growth Portfolio on April 28th, 2003 which are subject to an annual limitation of $1,021,923.
**Lord Abbett Growth and Income Portfolio acquired losses of $36,551,530 in the merger with J.P. Morgan Enhanced Index Portfolio on April 28th 2003 which are subject to an annual limitation of $5,221,647.
***Lord Abbett Growth Opportunities acquired losses of $5,789,957 in the merger with Lord Abbett Developing Growth Portfolio on April 28th 2003 which are subject to an annual limitation of $771,861.
****MFS Research International Portfolio acquired losses of $16,413,372 in the merger with J.P. Morgan International Equity Portfolio on April 28th 2003 which are subject to an annual limitation of $2,138,073.

E. DISTRIBUTION OF INCOME AND GAINS - Each Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually (except in the case of the Money Market Portfolio which declares distributions daily and pays monthly).

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

F. FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities.

Upon entering into a futures contract, the Portfolios (except for the Money Market Portfolio, Third Avenue Small Cap Value Portfolio and Turner Mid-Cap Growth Portfolio which do not enter into futures contracts) are required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

G. OPTIONS CONTRACTS - A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Portfolios (except for the Money Market Portfolio and the Third Avenue Small Cap Value Portfolio and Turner Mid-Cap Growth Portfolio) to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. This loss can be greater than premium received. In addition, the Portfolio could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

H. FORWARD FOREIGN CURRENCY CONTRACTS - Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth Portfolio, Goldman Sachs Mid-Cap Value Portfolio, Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, J.P. Morgan Quality Bond Portfolio, Lord Abbett America's Value Portfolio, MFS Research International Portfolio, Neuberger Berman Real Estate Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO PEA Innovation Portfolio, PIMCO Total Return Portfolio, Met/Putnam Capital Opportunities Portfolio, Met/Putnam Research Portfolio, Third Avenue Small Cap Value Portfolio and T. Rowe Price Mid-Cap Growth Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

I. SECURITY LENDING - The Portfolios may lend their securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the Agent), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the Investment Company Act of 1940. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio.

J. FOREIGN CURRENCY TRANSLATION - Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the period. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

K. SHORT SALES - The Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth, Janus Aggressive Growth, Lord Abbett America's Value, J.P. Morgan Select Equity Portfolio, MFS Research International, PIMCO Inflation Protected Bond, PIMCO Total Return, Met/Putnam Capital Opportunities and T. Rowe Price Mid-Cap Growth Portfolios may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The PIMCO Total Return and PIMCO Inflation Protected Bond Portfolios may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that (i) the amount segregated, or earmark, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

L. SWAP AGREEMENTS - Among the strategic transactions into which the Janus Aggressive Growth Portfolio, J.P. Morgan Quality Bond Portfolio, Neuberger Berman Real Estate Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Inflation Protected Bond Portfolio and PIMCO Total Return Portfolio, may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio may enter into these transactions primarily to manage its exposure to interest rates, to protect against currency fluctuations, or to preserve a return or spread on a particular investment. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

A portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments,

A portfolio will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Portfolio's net obligations, if any. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

In addition the PIMCO Inflation Protected Bond Portfolio and the PIMCO Total Return Portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk-the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

Swap agreements are marked daily by prices that are retrieved from independent pricing platforms (e.g. Bloomberg) or from brokers. Fair values will be provided if independent prices are unavailable. The change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments are included as part of interest income on the Statement of Operations.

M. REPURCHASE AGREEMENTS - The Portfolios may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

N. FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - All Portfolios except the Neuberger Berman Real Estate Portfolio and Turner Mid-Cap Growth Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

O. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Brokerage ("SSB"). Under this arrangement, the Portfolios direct certain trades to SSB in return for a recapture credit. SSB will either issue a cash rebate to the Portfolio or to a third-party service provider. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statements of Operations of each respective Portfolio.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC. (the "Manager") which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. The Manager has entered into advisory agreements with AIM Capital Management, Inc., Goldman Sachs Asset Management, L.P., Harris Associates L.P., Janus Capital Management LLC, J.P. Morgan Investment Management Inc., Lord, Abbett & Co. LLC, Massachusetts Financial Services Company, Neuberger Berman Management Inc., OppenheimerFunds Inc., Pacific Investment Management Company LLC (PIMCO), PEA Capital LLC., Putnam Investment Management, LLC, Third Avenue Management LLC., T. Rowe Price Associates, Inc. and Turner Investment Partners, Inc., (the "Advisers") for investment advisory services in connection with the investment management of the Portfolios.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

Subject to the supervision and direction of the Trustees of the Trust, the Manager supervises the Advisers and has full discretion with respect to the retention or renewal of the advisory agreements. The Manager pays the Advisers a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolios' investment advisory agreement, the Portfolios pay the Manager a monthly fee based upon annual rates applied to each of the Portfolios' average daily net assets as follows:

                                           Management Fees earned by
                                           Met Investors Advisory LLC
                                              For the period ended
Portfolio                                        June 30, 2004        % per annum Average Daily Assets
---------                                  -------------------------- ----------- --------------------

Met/AIM Mid Cap Core Equity Portfolio              $  990,965             0.75%   First $150 Million

                                                                          0.70%   Over $150 Million

Met/AIM Small Cap Growth Portfolio                  1,326,629             0.90%   All

Goldman Sachs Mid-Cap Value Portfolio*                101,244             0.75%   First $200 Million

                                                                          0.70%   Over $200 Million

Harris Oakmark International Portfolio              1,893,528             0.85%   First $500 Million

                                                                          0.80%   Over $500 Million

Janus Aggressive Growth Portfolio                   1,436,643             0.80%   First $100 Million

                                                                          0.75%   Over $100 Million up to $500 Million

                                                                          0.70%   Over $500 Million

J.P. Morgan Quality Bond Portfolio                    448,103             0.55%   First $75 Million

                                                                          0.50%   Over $75 Million

J.P. Morgan Select Equity Portfolio                   399,518             0.65%   First $50 Million

                                                                          0.60%   Over $50 Million

Lord Abbett America's Value Portfolio                  42,614             0.65%   First $500 Million

                                                                          0.60%   Over $500 Million

Lord Abbett Bond Debenture Portfolio                3,237,677             0.60%   First $500 Million

                                                                          0.55%   Over $500 Million

Lord Abbett Growth and Income Portfolio             6,474,928             0.60%   First $800 Million

                                                                          0.55%   Over $800 Million up to $1.5 Billion

                                                                          0.45%   Over $1.5 Billion

Lord Abbett Growth Opportunities Portfolio            199,460             0.70%   First $200 Million

                                                                          0.65%   Over $200 Million up to $500 Million

                                                                         0.625%   Over $500 Million

Lord Abbett Mid-Cap Value Portfolio                   749,556             0.70%   First $200 Million

                                                                          0.65%   Over $200 Million up to $500 Million

                                                                         0.625%   Over $500 Million

MFS Research International Portfolio                1,327,427             0.80%   First $200 Million

                                                                          0.75%   Over $200 Million up to $500 Million

                                                                          0.70%   Over $500 Million up to $1 Billion

                                                                          0.65%   Over $1 Billion

Money Market Portfolio                                375,031             0.40%   All

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

                                           Management Fees earned by
                                           Met Investors Advisory LLC
                                              For the period ended
Portfolio                                        June 30, 2004        % per annum Average Daily Assets
---------                                  -------------------------- ----------- --------------------

Neuberger Berman Real Estate Portfolio*            $  107,085             0.70%   First $200 Million

                                                                          0.65%   Over $200 Million to $750 Million

                                                                          0.55%   Over $750 Million

Oppenheimer Capital Appreciation Portfolio          2,012,375             0.65%   First $150 Million

                                                                         0.625%   Over $150 Million up to $300 Million

                                                                          0.60%   Over $300 Million up to $500 Million

                                                                          0.55%   Over $500 Million

PIMCO Inflation Protected Bond Portfolio            1,244,253             0.50%   All

PIMCO PEA Innovation Portfolio                        738,670             0.95%   All

PIMCO Total Return Portfolio                        3,270,326             0.50%   All

Met/Putnam Capital Opportunities Portfolio            220,913             0.85%   All

Met/Putnam Research Portfolio                         474,812             0.80%   First $150 Million

                                                                          0.70%   Over $150 Million

Third Avenue Small Cap Value Portfolio              1,529,368             0.75%   All

T. Rowe Price Mid-Cap Growth Portfolio              1,566,801             0.75%   All

Turner Mid-Cap Growth Portfolio*                       98,456             0.80%   First $300 Million

                                                                          0.70%   Over $300 Million

*For the period from 5/1/2004 (Commencement of operations) through 6/30/2004

State Street provides Custodian, Administration and Transfer Agency services to the Trust.

MetLife Investors Variable Annuity Account One, MetLife Investors Variable Annuity Account Eight and MetLife Investors Variable Life Account One are separate accounts of MetLife Investors Insurance Company. MetLife Investors Variable Annuity Account Five and MetLife Investors Variable Life Account Five are separate accounts of MetLife Investors Insurance Company of California. MetLife Investors USA Separate Account A is a separate account of MetLife Investors USA Insurance Company. First MetLife Investors Variable Annuity Account One is a separate account of First MetLife Investors Insurance Company. As of June 30, 2004, MetLife Investors Insurance Company, MetLife Investors Insurance Company of California, MetLife Investors USA Insurance Company, First MetLife Investors Insurance Company, Metropolitan Life Insurance Company, Metropolitan Life Insurance Company-Zenith Variable Annuity, MetLife Investors Group-Security Savings Plan 401k, New England Life Insurance Company, New England Life Insurance Company-Zenith Variable Annuity, and General American Life Insurance Company owned all the shares of beneficial interest of the Portfolios.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of each Portfolio until April 30, 2005 (excluding the J.P. Morgan Select Equity Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Mid-Cap Value Portfolio, Money Market Portfolio, PIMCO Total Return Portfolio and the Met/Putnam Capital Opportunities Portfolio). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of each Portfolio's average daily net assets:

                                                                             Expenses Deferred in
-                                                                     ----------------------------------
                                                                        2001     2002     2003    2004
-                                             Maximum Expense Ratio   -------- -------- -------- -------
                                              under current Expense       Subject to repayment until
                                              Limitation Agreement               December 31,
-                                           ----------------------    ----------------------------------
Portfolio                                   Class A  Class B Class E    2006     2007     2008    2009
---------                                   -------  ------- -------  -------- -------- -------- -------

Met/AIM Mid Cap Core Equity Portfolio        0.95%    1.20%   1.10%   $     -- $     -- $     -- $    --

Met/AIM Small Cap Growth Portfolio           1.05%    1.30%   1.20%         --  221,212  113,088      --

Goldman Sachs Mid-Cap Value Portfolio        0.95%    1.20%   1.10%**      N/A      N/A      N/A   5,969

Harris Oakmark International Portfolio       1.20%    1.45%   1.35%         --       --       --      --

Janus Aggressive Growth Portfolio            0.90%    1.15%   1.05%     49,943  159,172       --      --

J.P. Morgan International Equity Portfolio*   N/A      N/A     N/A          --   37,487   70,165      --

J.P. Morgan Quality Bond Portfolio           0.70%    0.95%   0.85%**   84,631  162,747       --      --

Lord Abbett America's Value Portfolio        0.85%**  1.10%   1.00%**       --       --   76,985  45,419

Lord Abbett Bond Debenture Portfolio         0.75%    1.00%   0.90%         --       --       --      --

Lord Abbett Developing Growth Portfolio*      N/A      N/A     N/A      84,349  119,049   54,030      --

Lord Abbett Growth Opportunities Portfolio   0.90%    1.15%   1.05%**  175,679  124,154  102,238   9,872

MFS Research International Portfolio         1.10%    1.35%   1.25%    322,886  326,312  185,166      --

Money Market Portfolio                        N/A      N/A     N/A     142,951   78,237   13,354      --

Neuberger Berman Real Estate Portfolio       0.90%    1.15%   1.05%        N/A      N/A      N/A      --

Oppenheimer Capital Appreciation Portfolio   0.75%    1.00%   0.90%**       --       --       --      --

PIMCO Inflation Protected Bond Portfolio     0.65%    0.90%   0.80%**       --       --       --      --

PIMCO PEA Innovation Portfolio               1.10%    1.35%   1.25%    219,301  171,885   75,381      --

Met/Putnam Research Portfolio                0.90%    1.15%   1.05%**  176,669  152,623  118,946  19,410

Third Avenue Small Cap Value Portfolio       0.95%    1.20%   1.10%**       --       --       --      --

T. Rowe Price Mid-Cap Growth Portfolio       0.95%    1.20%   1.10%         --   87,689       --      --

Turner Mid-Cap Growth Portfolio              1.00%    1.25%   1.15%**      N/A      N/A      N/A   6,554

*Portfolios merged into other portfolios within the Trust. Any repayment will be paid from surviving portfolios. See note 12
**Class not offered 06/30/2004

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

Certain Portfolios (detailed below) changed expense ratios effective May 1, 2004:

                                                  Maximum Expense Ratio
                                                  under current Expense
                                                  Limitation Agreement
        -                                        ---------------------
        Portfolio                                Class A Class B Class E
        ---------                                ------- ------- -------

        Lord Abbett America's Value Portfolio     0.80%*  1.05%   0.95%*

        PIMCO Inflation Protected Bond Portfolio  0.70%   0.95%   0.85%

        Third Avenue Small Cap Value Portfolio    1.00%   1.25%   1.15%

*Class not offered 6/30/2004

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of such Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, (subject to approval by the Trust's Board of Trustees) the manager shall be entitled to Reimbursement by such Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolios are not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of Metlife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of each Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average daily net assets of a Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of a Portfolio attributable to its' Class B and Class E shares, respectively. Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E shares for such entities' fees or expenses incurred or paid in that regard.

During the period ended June 30, 2004 the following Portfolios paid brokerage commissions to affiliated brokers/dealers:

 Portfolio                              Affiliate                    Commission
 ---------                              ---------                    ----------

 Goldman Sachs Mid-Cap Value Portfolio  Goldman Sachs & Co.           $  3,225

 J.P. Morgan Select Equity Portfolio    J.P. Morgan Securities, Inc.       162

 Neuberger Berman Real Estate Portfolio Lehman Brothers, Inc.           49,140

                                        Neuberger Berman LLC               290

 Third Avenue Small Cap Value Portfolio M. J. Whitman LLC              420,876

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year or period ended noted below were as follows:

                                                              SHARES ISSUED    SHARES ISSUED             NET INCREASE
                                                              IN CONNECTION    THROUGH                   (DECREASE) IN
                                       BEGINNING  SHARES      WITH ACQUISITION DIVIDEND      SHARES      SHARES        ENDING
                                       SHARES     SOLD        (NOTE 12)        REINVEST      REPURCHASED OUTSTANDING   SHARES
MET/AIM MID CAP CORE EQUITY PORTFOLIO  ---------- ----------  ---------------- ------------- ----------- ------------- ----------

  Class A
  06/30/2004                              362,141    283,871            --             --       (61,255)     222,616      584,757
  12/31/2003                              428,695    282,305            --          3,148      (352,007)    (66,554)      362,141
--------------------------             ---------- ----------  ---------------- ------------- ----------- ------------- ----------

  Class B
  06/30/2004                           17,228,218  5,858,534            --             --    (6,409,460)   (550,926)   16,677,292
  12/31/2003                            3,338,502 14,202,681            --        134,870      (447,835)  13,889,716   17,228,218
--------------------------             ---------- ----------  ---------------- ------------- ----------- ------------- ----------

  Class E
  06/30/2004                            1,605,958    612,139            --             --       (62,724)     549,415    2,155,373
  12/31/2003                              434,774  1,214,883            --         12,682       (56,381)   1,171,184    1,605,958
--------------------------             ---------- ----------  ---------------- ------------- ----------- ------------- ----------
MET/AIM SMALL CAP GROWTH PORTFOLIO     ---------- ----------  ---------------- ------------- ----------- ------------- ----------

  Class A
  06/30/2004                              517,669    185,528            --             --      (123,293)      62,235      579,904
  12/31/2003                              777,758    541,035            --             --      (801,124)   (260,089)      517,669
--------------------------             ---------- ----------  ---------------- ------------- ----------- ------------- ----------

  Class B
  06/30/2004                           17,244,856 14,445,841            --             --      (142,421)  14,303,420   31,548,276
  12/31/2003                            5,462,796 13,082,731            --             --    (1,300,671)  11,782,060   17,244,856
--------------------------             ---------- ----------  ---------------- ------------- ----------- ------------- ----------

  Class E
  06/30/2004                              719,424    322,413            --             --      (160,364)     162,049      881,473
  12/31/2003                              203,685    896,778            --             --      (381,039)     515,739      719,424
--------------------------             ---------- ----------  ---------------- ------------- ----------- ------------- ----------
GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO ---------- ----------  ---------------- ------------- ----------- ------------- ----------

  Class A
  5/1/2004-6/30/2004                           --    249,000            --             --             --     249,000      249,000
--------------------------             ---------- ----------  ---------------- ------------- ----------- ------------- ----------

  Class B
  5/1/2004-6/30/2004                           -- 11,192,469            --             --        (2,319)  11,190,150   11,190,150
--------------------------             ---------- ----------  ---------------- ------------- ----------- ------------- ----------
HARRIS OAKMARK INTERNATIONAL PORTFOLIO ---------- ----------  ---------------- ------------- ----------- ------------- ----------

  Class A
  06/30/2004                              702,614    689,398            --             --      (207,660)     481,738    1,184,352
  12/31/2003                              535,641    779,494            --          8,058      (620,579)     166,973      702,614
--------------------------             ---------- ----------  ---------------- ------------- ----------- ------------- ----------

  Class B
  06/30/2004                           24,326,339 19,428,184            --             --    (1,005,782)  18,422,402   42,748,741
  12/31/2003                            2,015,362 22,848,205            --        256,203      (793,431)  22,310,977   24,326,339
--------------------------             ---------- ----------  ---------------- ------------- ----------- ------------- ----------

  Class E
  06/30/2004                            1,994,880  2,049,326            --             --      (239,268)   1,810,058    3,804,938
  12/31/2003                              172,860  2,568,149            --         21,758      (767,887)   1,822,020    1,994,880
--------------------------             ---------- ----------  ---------------- ------------- ----------- ------------- ----------
JANUS AGGRESSIVE GROWTH PORTFOLIO      ---------- ----------  ---------------- ------------- ----------- ------------- ----------

  Class A
  06/30/2004                            2,830,143  5,734,787*           --             --      (628,937)   5,105,850    7,935,993
  12/31/2003                              506,384    619,922     2,479,616             --      (775,779)   2,323,759    2,830,143
--------------------------             ---------- ----------  ---------------- ------------- ----------- ------------- ----------

  Class B
  06/30/2004                           36,151,783 29,352,736*           --             --    (4,673,604)  24,679,132   60,830,915
  12/31/2003                            8,766,860 26,884,475     1,148,231             --      (647,783)  27,384,923   36,151,783
--------------------------             ---------- ----------  ---------------- ------------- ----------- ------------- ----------

  Class E
  06/30/2004                              582,085    243,866            --             --       (85,541)     158,325      740,410
  04/18/2003-12/31/2003                        --    299,543       352,762             --       (70,220)     582,085      582,085
--------------------------             ---------- ----------  ---------------- ------------- ----------- ------------- ----------

* Includes shares issued in exchange for securities received in-kind.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                                  SHARES ISSUED    SHARES ISSUED             NET INCREASE
                                                                  IN CONNECTION    THROUGH                   (DECREASE) IN
                                           BEGINNING  SHARES      WITH ACQUISITION DIVIDEND      SHARES      SHARES
                                           SHARES     SOLD        (NOTE 12)        REINVEST      REPURCHASED OUTSTANDING
J.P. MORGAN QUALITY BOND PORTFOLIO         ---------- ----------  ---------------- ------------- ----------- -------------

  Class A
  06/30/2004                                9,755,805    104,680            --             --    (1,065,314)    (960,634)
  12/31/2003                               11,364,340    415,025            --        391,789    (2,415,349)  (1,608,535)
--------------------------                 ---------- ----------  ---------------- ------------- ----------- -------------

  Class B
  06/30/2004                                4,822,157    912,019            --             --       (86,031)      825,988
  12/31/2003                                2,609,032  2,219,191            --        187,332      (193,398)    2,213,125
--------------------------                 ---------- ----------  ---------------- ------------- ----------- -------------
J.P. MORGAN SELECT EQUITY PORTFOLIO        ---------- ----------  ---------------- ------------- ----------- -------------

  Class A
  06/30/2004                                9,749,873        554            --             --      (998,629)    (998,075)
  12/31/2003                               11,480,415     20,382            --         53,210    (1,804,134)  (1,730,542)
--------------------------                 ---------- ----------  ---------------- ------------- ----------- -------------

  Class B
  06/30/2004                                  764,473     66,303            --             --       (26,467)       39,836
  12/31/2003                                  718,404     91,164            --          2,869       (47,964)       46,069
--------------------------                 ---------- ----------  ---------------- ------------- ----------- -------------
LORD ABBETT AMERICA'S VALUE PORTFOLIO      ---------- ----------  ---------------- ------------- ----------- -------------

  Class B
  06/30/2004                                  760,468    843,203            --             --      (130,098)      713,105
  5/1/2003-12/31/2003                              --    757,123            --         17,879       (14,534)      760,468
--------------------------                 ---------- ----------  ---------------- ------------- ----------- -------------
LORD ABBETT BOND DEBENTURE PORTFOLIO       ---------- ----------  ---------------- ------------- ----------- -------------

  Class A
  06/30/2004                               19,483,208  1,207,756            --             --    (1,914,130)    (706,374)
  12/31/2003                               19,736,383  2,436,588            --        316,684    (3,006,447)    (253,175)
--------------------------                 ---------- ----------  ---------------- ------------- ----------- -------------

  Class B
  06/30/2004                               63,345,723 19,755,691            --             --    (9,812,621)    9,943,070
  12/31/2003                               19,347,224 45,901,571            --        994,186    (2,896,258)   43,999,499
--------------------------                 ---------- ----------  ---------------- ------------- ----------- -------------

  Class E
  06/30/2004                                1,902,823    835,217            --             --      (126,500)      708,717
  12/31/2003                                  243,035  2,053,109            --         29,394      (422,715)    1,659,788
--------------------------                 ---------- ----------  ---------------- ------------- ----------- -------------
LORD ABBETT GROWTH AND INCOME PORTFOLIO    ---------- ----------  ---------------- ------------- ----------- -------------

  Class A
  06/30/2004                               47,841,392  6,769,870*           --             --    (3,533,178)    3,236,692
  12/31/2003                               47,207,857    349,332     5,782,283        562,101    (6,060,181)      633,535
--------------------------                 ---------- ----------  ---------------- ------------- ----------- -------------

  Class B
  06/30/2004                               44,508,255 14,463,614            --             --    (4,270,806)   10,192,808
  12/31/2003                               17,964,532 26,494,832       249,263        249,106      (449,478)   26,543,723
--------------------------                 ---------- ----------  ---------------- ------------- ----------- -------------
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO ---------- ----------  ---------------- ------------- ----------- -------------

  Class A
  06/30/2004                                2,991,030    142,762            --             --      (341,374)    (198,612)
  12/31/2003                                  561,210    287,670     2,703,556             --      (561,406)    2,429,820
--------------------------                 ---------- ----------  ---------------- ------------- ----------- -------------

  Class B
  06/30/2004                                3,011,260    363,944            --             --       (57,329)      306,615
  12/31/2003                                2,024,805    550,052       652,415             --      (216,012)      986,455
--------------------------                 ---------- ----------  ---------------- ------------- ----------- -------------
LORD ABBETT MID-CAP VALUE PORTFOLIO        ---------- ----------  ---------------- ------------- ----------- -------------

  Class A
  06/30/2004                                5,097,742  1,263,346            --             --      (374,357)      888,989
  12/31/2003                                5,138,713    340,333            --        106,303      (487,607)     (40,971)
--------------------------                 ---------- ----------  ---------------- ------------- ----------- -------------

  Class B
  06/30/2004                                5,648,894  1,271,003            --             --       (25,836)    1,245,167
  12/31/2003                                3,598,974  1,983,088            --        112,318       (45,486)    2,049,920
--------------------------                 ---------- ----------  ---------------- ------------- ----------- -------------


                                           ENDING
                                           SHARES
J.P. MORGAN QUALITY BOND PORTFOLIO         ----------

  Class A
  06/30/2004                                8,795,171
  12/31/2003                                9,755,805
--------------------------                 ----------

  Class B
  06/30/2004                                5,648,145
  12/31/2003                                4,822,157
--------------------------                 ----------
J.P. MORGAN SELECT EQUITY PORTFOLIO        ----------

  Class A
  06/30/2004                                8,751,798
  12/31/2003                                9,749,873
--------------------------                 ----------

  Class B
  06/30/2004                                  804,309
  12/31/2003                                  764,473
--------------------------                 ----------
LORD ABBETT AMERICA'S VALUE PORTFOLIO      ----------

  Class B
  06/30/2004                                1,473,573
  5/1/2003-12/31/2003                         760,468
--------------------------                 ----------
LORD ABBETT BOND DEBENTURE PORTFOLIO       ----------

  Class A
  06/30/2004                               18,776,834
  12/31/2003                               19,483,208
--------------------------                 ----------

  Class B
  06/30/2004                               73,288,793
  12/31/2003                               63,346,723
--------------------------                 ----------

  Class E
  06/30/2004                                2,611,540
  12/31/2003                                1,902,823
--------------------------                 ----------
LORD ABBETT GROWTH AND INCOME PORTFOLIO    ----------

  Class A
  06/30/2004                               51,078,084
  12/31/2003                               47,841,392
--------------------------                 ----------

  Class B
  06/30/2004                               54,701,063
  12/31/2003                               44,508,255
--------------------------                 ----------
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO ----------

  Class A
  06/30/2004                                2,792,418
  12/31/2003                                2,991,030
--------------------------                 ----------

  Class B
  06/30/2004                                3,317,875
  12/31/2003                                3,011,260
--------------------------                 ----------
LORD ABBETT MID-CAP VALUE PORTFOLIO        ----------

  Class A
  06/30/2004                                5,986,731
  12/31/2003                                5,097,742
--------------------------                 ----------

  Class B
  06/30/2004                                6,894,061
  12/31/2003                                5,648,894
--------------------------                 ----------

* Includes shares issued in exchange for securities received in-kind.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                                 SHARES ISSUED    SHARES ISSUED               NET INCREASE
                                                                 IN CONNECTION    THROUGH                     (DECREASE) IN
                                         BEGINNING   SHARES      WITH ACQUISITION DIVIDEND      SHARES        SHARES
                                         SHARES      SOLD        (NOTE 12)        REINVEST      REPURCHASED   OUTSTANDING
MFS RESEARCH INTERNATIONAL PORTFOLIO     ----------- ----------- ---------------- ------------- ------------- -------------

  Class A
  06/30/2004                               6,859,905   1,573,589           --             --        (713,405)     860,184
  12/31/2003                               1,252,032     868,603    6,123,890         36,090      (1,420,710)   5,607,873
-----------------------                  ----------- ----------- ---------------- ------------- ------------- -------------

  Class B
  06/30/2004                              18,995,260  22,290,573           --             --        (294,154)  21,996,419
  12/31/2003                               8,979,538  15,429,499      210,873        120,805      (5,745,455)  10,015,722
-----------------------                  ----------- ----------- ---------------- ------------- ------------- -------------

  Class E
  06/30/2004                                 702,510     501,617           --             --        (289,286)     212,331
  12/31/2003                                 239,795     514,508           --          4,358         (56,151)     462,715
-----------------------                  ----------- ----------- ---------------- ------------- ------------- -------------
MONEY MARKET PORTFOLIO                   ----------- ----------- ---------------- ------------- ------------- -------------

  Class A
  06/30/2004                               5,253,823   2,623,172           --         13,917      (3,410,675)   (773,586)
  12/31/2003                                   4,823  16,078,401           --         26,703     (10,856,104)   5,249,000
-----------------------                  ----------- ----------- ---------------- ------------- ------------- -------------

  Class B
  06/30/2004                             169,419,583 141,692,154           --        314,969    (105,075,122)  36,932,001
  12/31/2003                             128,542,580 221,367,123           --        744,955    (181,235,074)  40,877,004
-----------------------                  ----------- ----------- ---------------- ------------- ------------- -------------
NEUBERGER BERMAN REAL ESTATE PORTFOLIO   ----------- ----------- ---------------- ------------- ------------- -------------

  Class A
  5/1/2004-6/30/2004                              --     285,379           --             --          (1,998)     283,381
-----------------------                  ----------- ----------- ---------------- ------------- ------------- -------------

  Class B
  5/1/2004-6/30/2004                              --  12,905,225           --             --         (28,478)  12,876,747
-----------------------                  ----------- ----------- ---------------- ------------- ------------- -------------

  Class E
  5/1/2004-6/30/2004                              --     294,450           --             --          (3,561)     290,889
-----------------------                  ----------- ----------- ---------------- ------------- ------------- -------------
OPPENHEIMER CAPITAL APPRECIATION
 PORTFOLIO                               ----------- ----------- ---------------- ------------- ------------- -------------

  Class A
  06/30/2004                                  28,096   2,054,247           --             --         (96,749)   1,957,498
  12/31/2003                                 107,094      27,163           --             --        (106,161)    (78,998)
-----------------------                  ----------- ----------- ---------------- ------------- ------------- -------------

  Class B
  06/30/2004                              66,468,580  28,897,305           --             --     (13,452,166)  15,445,139
  12/31/2003                              18,967,760  47,586,120           --             --         (85,300)  47,500,820
-----------------------                  ----------- ----------- ---------------- ------------- ------------- -------------
PIMCO INFLATION PROTECTED BOND PORTFOLIO ----------- ----------- ---------------- ------------- ------------- -------------

  Class A
  06/30/2004                                 111,760      27,402           --             --        (112,764)    (85,362)
  05/01/2003-12/31/2003                           --     109,164           --          2,695             (99)     111,760
-----------------------                  ----------- ----------- ---------------- ------------- ------------- -------------

  Class B
  06/30/2004                              35,579,307  24,162,813           --             --        (349,871)  23,812,942
  05/01/2003-12/31/2003                           --  36,016,510           --        790,694      (1,227,897)  35,579,307
-----------------------                  ----------- ----------- ---------------- ------------- ------------- -------------
PIMCO PEA INNOVATION PORTFOLIO           ----------- ----------- ---------------- ------------- ------------- -------------

  Class A
  06/30/2004                               9,777,927   3,469,752           --             --      (3,378,117)      91,635
  12/31/2003                               4,239,751  11,776,642           --             --      (6,238,466)   5,538,176
-----------------------                  ----------- ----------- ---------------- ------------- ------------- -------------

  Class B
  06/30/2004                              13,511,798  13,125,546           --             --      (1,389,549)  11,735,997
  12/31/2003                               5,002,191  10,986,748           --             --      (2,477,141)   8,509,607
-----------------------                  ----------- ----------- ---------------- ------------- ------------- -------------

  Class E
  06/30/2004                               3,233,733   1,701,103           --             --        (372,720)   1,328,383
  12/31/2003                                 391,985   3,252,487           --             --        (410,739)   2,841,748
-----------------------                  ----------- ----------- ---------------- ------------- ------------- -------------


                                         ENDING
                                         SHARES
MFS RESEARCH INTERNATIONAL PORTFOLIO     -----------

  Class A
  06/30/2004                               7,720,089
  12/31/2003                               6,859,905
-----------------------                  -----------

  Class B
  06/30/2004                              40,991,679
  12/31/2003                              18,995,260
-----------------------                  -----------

  Class E
  06/30/2004                                 914,841
  12/31/2003                                 702,510
-----------------------                  -----------
MONEY MARKET PORTFOLIO                   -----------

  Class A
  06/30/2004                               4,480,237
  12/31/2003                               5,253,823
-----------------------                  -----------

  Class B
  06/30/2004                             206,351,584
  12/31/2003                             169,419,584
-----------------------                  -----------
NEUBERGER BERMAN REAL ESTATE PORTFOLIO   -----------

  Class A
  5/1/2004-6/30/2004                         283,381
-----------------------                  -----------

  Class B
  5/1/2004-6/30/2004                      12,876,747
-----------------------                  -----------

  Class E
  5/1/2004-6/30/2004                         290,889
-----------------------                  -----------
OPPENHEIMER CAPITAL APPRECIATION
 PORTFOLIO                               -----------

  Class A
  06/30/2004                               1,985,594
  12/31/2003                                  28,096
-----------------------                  -----------

  Class B
  06/30/2004                              81,913,719
  12/31/2003                              66,468,580
-----------------------                  -----------
PIMCO INFLATION PROTECTED BOND PORTFOLIO -----------

  Class A
  06/30/2004                                  26,398
  05/01/2003-12/31/2003                      111,760
-----------------------                  -----------

  Class B
  06/30/2004                              59,392,249
  05/01/2003-12/31/2003                   35,579,307
-----------------------                  -----------
PIMCO PEA INNOVATION PORTFOLIO           -----------

  Class A
  06/30/2004                               9,869,562
  12/31/2003                               9,777,927
-----------------------                  -----------

  Class B
  06/30/2004                              25,247,795
  12/31/2003                              13,511,798
-----------------------                  -----------

  Class E
  06/30/2004                               4,562,116
  12/31/2003                               3,233,733
-----------------------                  -----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                                 SHARES ISSUED    SHARES ISSUED              NET INCREASE
                                                                 IN CONNECTION    THROUGH                    (DECREASE) IN
                                           BEGINNING  SHARES     WITH ACQUISITION DIVIDEND      SHARES       SHARES
                                           SHARES     SOLD       (NOTE 12)        REINVEST      REPURCHASED  OUTSTANDING
PIMCO TOTAL RETURN PORTFOLIO               ---------- ---------- ---------------- ------------- ------------ -------------

  Class A
  06/30/2004                               16,754,205  2,168,257        --                 --    (1,171,521)      996,736
  12/31/2003                               13,670,264  5,767,117        --            346,229    (3,029,405)    3,083,941
-------------------------                  ---------- ---------- ---------------- ------------- ------------ -------------

  Class B
  06/30/2004                               77,453,916 17,348,732        --                 --   (11,761,730)    5,587,002
  12/31/2003                               37,877,688 50,149,451        --          1,511,437   (12,084,660)   39,576,228
-------------------------                  ---------- ---------- ---------------- ------------- ------------ -------------

  Class E
  06/30/2004                               10,321,229  2,567,260        --                 --      (559,993)    2,007,267
  12/31/2003                                2,581,495  8,230,893        --            205,689      (696,848)    7,739,734
-------------------------                  ---------- ---------- ---------------- ------------- ------------ -------------
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO ---------- ---------- ---------------- ------------- ------------ -------------

  Class A
  06/30/2004                                4,199,765     23,702        --                 --      (458,188)    (434,486)
  12/31/2003                                5,090,538     27,928        --                 --      (918,701)    (890,773)
-------------------------                  ---------- ---------- ---------------- ------------- ------------ -------------

  Class B
  06/30/2004                                  251,419     28,776        --                 --       (16,942)       11,834
  12/31/2003                                  225,283     65,426        --                 --       (39,290)       26,136
-------------------------                  ---------- ---------- ---------------- ------------- ------------ -------------
MET/PUTNAM RESEARCH PORTFOLIO              ---------- ---------- ---------------- ------------- ------------ -------------

  Class A
  06/30/2004                                2,867,640     12,405        --                 --      (420,313)    (407,908)
  12/31/2003                                4,142,922     56,418        --                860    (1,332,558)  (1,275,280)
-------------------------                  ---------- ---------- ---------------- ------------- ------------ -------------

  Class B
  06/30/2004                               11,397,509  2,692,173        --                 --    (3,217,876)    (525,703)
  12/31/2003                                5,276,904  7,127,679        --                 --    (1,007,074)    6,120,605
-------------------------                  ---------- ---------- ---------------- ------------- ------------ -------------
THIRD AVENUE SMALL CAP VALUE PORTFOLIO     ---------- ---------- ---------------- ------------- ------------ -------------

  Class A
  06/30/2004                                  530,380     93,835        --                 --      (455,238)    (361,403)
  12/31/2003                                  501,011     87,619        --              5,110       (63,360)       29,369
-------------------------                  ---------- ---------- ---------------- ------------- ------------ -------------

  Class B
  06/30/2004                               26,528,195 11,478,917        --                 --      (862,581)   10,616,336
  12/31/2003                                4,036,604 22,669,156        --            217,592      (395,157)   22,491,591
-------------------------                  ---------- ---------- ---------------- ------------- ------------ -------------
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO     ---------- ---------- ---------------- ------------- ------------ -------------

  Class A
  06/30/2004                                5,451,817  6,073,202        --                 --      (804,268)    5,268,934
  12/31/2003                                3,432,300  3,028,605        --                 --    (1,009,088)    2,019,517
-------------------------                  ---------- ---------- ---------------- ------------- ------------ -------------

  Class B                                                                                                              --
  06/30/2004                               48,525,129 18,734,058        --                 --   (22,468,547)  (3,734,489)
  12/31/2003                               13,488,219 35,743,200        --                 --      (706,290)   35,036,910
-------------------------                  ---------- ---------- ---------------- ------------- ------------ -------------

  Class E
  06/30/2004                                1,701,812  1,109,356        --                 --       (54,567)    1,054,789
  12/31/2003                                  450,608  1,279,932        --                 --       (28,728)    1,251,204
-------------------------                  ---------- ---------- ---------------- ------------- ------------ -------------
TURNER MID-CAP GROWTH PORTFOLIO            ---------- ---------- ---------------- ------------- ------------ -------------

  Class A
  5/1/2004-6/30/2004                               --    249,000        --                 --             --      249,000
-------------------------                  ---------- ---------- ---------------- ------------- ------------ -------------

  Class B
  5/1/2004-6/30/2004                               -- 10,262,972        --                 --          (911)   10,262,061
-------------------------                  ---------- ---------- ---------------- ------------- ------------ -------------


                                           ENDING
                                           SHARES
PIMCO TOTAL RETURN PORTFOLIO               ----------

  Class A
  06/30/2004                               17,750,941
  12/31/2003                               16,754,205
-------------------------                  ----------

  Class B
  06/30/2004                               83,040,918
  12/31/2003                               77,453,916
-------------------------                  ----------

  Class E
  06/30/2004                               12,328,496
  12/31/2003                               10,321,229
-------------------------                  ----------
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO ----------

  Class A
  06/30/2004                                3,765,279
  12/31/2003                                4,199,765
-------------------------                  ----------

  Class B
  06/30/2004                                  263,253
  12/31/2003                                  251,419
-------------------------                  ----------
MET/PUTNAM RESEARCH PORTFOLIO              ----------

  Class A
  06/30/2004                                2,459,732
  12/31/2003                                2,867,642
-------------------------                  ----------

  Class B
  06/30/2004                               10,871,806
  12/31/2003                               11,397,509
-------------------------                  ----------
THIRD AVENUE SMALL CAP VALUE PORTFOLIO     ----------

  Class A
  06/30/2004                                  168,977
  12/31/2003                                  530,380
-------------------------                  ----------

  Class B
  06/30/2004                               37,144,531
  12/31/2003                               26,528,195
-------------------------                  ----------
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO     ----------

  Class A
  06/30/2004                               10,720,751
  12/31/2003                                5,451,817
-------------------------                  ----------

  Class B
  06/30/2004                               44,790,640
  12/31/2003                               48,525,129
-------------------------                  ----------

  Class E
  06/30/2004                                2,756,601
  12/31/2003                                1,701,812
-------------------------                  ----------
TURNER MID-CAP GROWTH PORTFOLIO            ----------

  Class A
  5/1/2004-6/30/2004                          249,000
-------------------------                  ----------

  Class B
  5/1/2004-6/30/2004                       10,262,061
-------------------------                  ----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2004 were as follows:

                                                      Purchase                        Sales
-                                          ------------------------------ ------------------------------
                                           U.S. Government Non-Government U.S. Government Non-Government
-                                          --------------- -------------- --------------- --------------

Met/AIM Mid Cap Core Equity Portfolio      $           --   $158,273,213  $           --   $128,281,252

Met/AIM Small Cap Growth Portfolio                     --    221,194,274              --     56,026,151

Goldman Sachs Mid-Cap Value Portfolio                  --    114,221,487              --      6,764,539

Harris Oakmark International Portfolio                 --    267,698,216              --     13,728,800

Janus Aggressive Growth Portfolio                      --    302,670,872              --    224,779,381

J.P. Morgan Quality Bond Portfolio            511,693,829     37,100,625     511,981,465    121,400,196

J.P. Morgan Select Equity Portfolio                    --     70,280,553              --     83,005,654

Lord Abbett America's Value Portfolio                  --      9,047,396              --      1,443,400

Lord Abbett Bond Debenture Portfolio           31,059,375    346,193,541              --    198,474,249

Lord Abbett Growth and Income Portfolio                --    628,266,906              --    351,727,141

Lord Abbett Growth Opportunities Portfolio             --     26,042,812              --     24,670,415

Lord Abbett Mid-Cap Value Portfolio                    --     64,866,928              --     20,506,228

MFS Research International Portfolio                   --    377,166,799              --    162,535,233

Neuberger Berman Real Estate Portfolio                 --    137,911,629              --     14,880,290

Oppenheimer Capital Appreciation Portfolio             --    403,795,292              --    245,077,011

PIMCO Inflation Protected Bond Portfolio    4,143,130,820    228,031,946   3,872,219,256    104,892,455

PIMCO PEA Innovation Portfolio                         --    217,875,929              --    158,526,881

PIMCO Total Return Portfolio                1,991,541,444    170,365,190   2,214,482,245    116,576,464

Met/Putnam Capital Opportunities Portfolio             --     22,061,575              --     26,444,711

Met/Putnam Research Portfolio                          --     66,265,991              --     71,455,182

Third Avenue Small Cap Value Portfolio                 --    138,916,932              --     16,684,996

T. Rowe Price Mid-Cap Growth Portfolio                 --    169,952,566              --    151,462,294

Turner Mid-Cap Growth Portfolio                        --    110,722,854              --     16,789,985

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2004



5. INVESTMENT TRANSACTIONS - CONTINUED

At June 30, 2004, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Portfolio was as follows:

                                              Federal        Gross                      Net Unrealized
                                             Income Tax    Unrealized  Gross Unrealized Appreciation/
Portfolio                                       Cost      Appreciation  (Depreciation)  (Depreciation)
---------                                  -------------- ------------ ---------------- --------------

Met/AIM Mid Cap Core Equity Portfolio      $  255,736,367 $ 23,434,258   $ (1,412,219)   $ 22,022,039

Met/AIM Small Cap Growth Portfolio            458,359,682   60,216,015     (9,402,449)     50,813,566

Goldman Sachs Mid-Cap Value Portfolio         112,304,552    8,783,524       (435,431)      8,348,093

Harris Oakmark International Portfolio        651,306,024   71,570,163     (1,797,463)     69,772,700

Janus Aggressive Growth Portfolio             498,859,354   54,143,817     (4,029,398)     50,114,419

J.P. Morgan Quality Bond Portfolio            233,721,927    1,591,529     (1,873,802)       (282,273)

J.P. Morgan Select Equity Portfolio           116,431,848   12,650,989     (2,208,998)     10,441,991

Lord Abbett America's Value Portfolio          17,069,926    1,532,404       (136,634)      1,395,770

Lord Abbett Bond Debenture Portfolio        1,289,586,389   42,365,920    (23,143,008)     19,222,912

Lord Abbett Growth and Income Portfolio     2,409,022,256  408,573,220    (59,277,169)    349,296,051

Lord Abbett Growth Opportunities Portfolio     61,577,396    8,184,579     (1,613,681)      6,570,898

Lord Abbett Mid-Cap Value Portfolio           219,878,475   50,927,130     (4,639,891)     46,287,239

MFS Research International Portfolio          569,422,787   43,574,027     (4,227,770)     39,346,257

Neuberger Berman Real Estate Portfolio        131,046,927    6,973,297         (7,861)      6,965,436

Oppenheimer Capital Appreciation Portfolio    701,380,326   53,618,600    (11,083,630)     42,534,960

PIMCO Inflation Protected Bond Portfolio    1,290,963,047    6,229,310       (435,055)      5,794,255

PIMCO PEA Innovation Portfolio                234,234,718    9,153,160     (9,286,437)       (133,277)

PIMCO Total Return Portfolio                1,455,483,477    5,056,102     (4,125,959)        930,143

Met/Putnam Capital Opportunities Portfolio     54,235,706    6,786,075     (1,677,949)      5,108,126

Met/Putnam Research Portfolio                 106,381,436    6,207,726     (1,933,590)      4,274,136

Third Avenue Small Cap Value Portfolio        513,887,335   91,100,509     (3,442,244)     87,658,265

T. Rowe Price Mid-Cap Growth Portfolio        413,856,663   60,791,005     (8,561,701)     52,229,304

Turner Mid-Cap Growth Portfolio               101,515,957    7,829,265       (607,857)      7,221,408

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



6. SECURITY LENDING

As of June 30, 2004, certain Portfolios had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                   Value of     Value of
                                                  Securities   Collateral
                                                 ------------ ------------

      Met/AIM Mid-Cap Core Equity Portfolio      $ 18,596,042 $ 18,939,536

      Met/AIM Small Cap Growth Portfolio           97,777,228   99,753,495

      Harris Oakmark International Portfolio      112,415,415  117,663,480

      Janus Aggressive Growth Portfolio            40,493,953   41,375,108

      J.P. Morgan Quality Bond Portfolio            4,936,077    5,017,598

      J.P. Morgan Select Equity Portfolio           1,314,372    1,325,096

      Lord Abbett Bond Debenture Portfolio        182,282,498  185,878,912

      Lord Abbett Growth and Income Portfolio      82,041,259   83,599,402

      Lord Abbett Growth Opportunities Portfolio    9,293,772    9,508,216

      Lord Abbett Mid-Cap Value Portfolio          14,787,708   15,095,523

      MFS Research International Portfolio         97,039,454  101,839,532

      Oppenheimer Capital Appreciation Portfolio   32,644,833   33,459,308

      PIMCO PEA Innovation Portfolio               40,478,636   41,303,627

      Met/Putnam Capital Opportunities Portfolio    8,409,435    8,625,123

      Met/Putnam Research Portfolio                 2,400,649    2,509,775

      Third Avenue Small Cap Value Portfolio      114,664,861  116,451,178

      T. Rowe Price Mid-Cap Growth Portfolio       67,906,184   69,209,561

7. FUTURES CONTRACTS

The futures contracts outstanding as of June 30, 2004 and the description and unrealized appreciation or depreciation were as follows:


                                                                                                                Number of
                                                           Description                      Expiration Date     Contracts
                                          ---------------------------------------------- ---------------------- ---------
Met/AIM Small Cap Growth Portfolio:       Russell 2000 Index Futures                     September 2004 - Long       14
J.P. Morgan Quality Bond Portfolio:       U.S. Treasury Note 5 Year Futures              September 2004 - Long       14
                                          U.S. Treasury Note 2 Year Futures              September 2004 - Long       57
                                          U.S. Treasury Bond Futures                     September 2004 - Long        2
                                          U.S. Treasury Note 10 Year Futures             September 2004 - Short   (209)
J.P. Morgan Select Equity Portfolio:      S&P Index Futures                              September 2004 - Long        9
PIMCO Inflation Protected Bond Portfolio: U.S. Treasury Note 10 Year Futures             September 2004 - Long       22
PIMCO Total Return Portfolio:             Euro Dollar Futures                            December 2004 - Long        34
                                          Euro Dollar Futures                            March 2005 - Long          732
                                          Euro Dollar Futures                            June 2005 - Long           879
                                          Euro Dollar Futures                            December 2005 - Long       152
                                          Germany Federal Republic Bonds 10 Year Futures September 2004 - Long    1,444
                                          Germany Federal Republic Bonds 5 Year Futures  September 2004 - Long      187
                                          U.S. Treasury Note 10 Year Futures             September 2004 - Long    3,444
                                          U.S. Treasury Note 5 Year Futures              September 2004 - Long    2,228
                                          Municipal 10 Year Future Notes                 September 2004 - Long       24
                                          U.S. Treasury Bond Futures                     September 2004 - Short   (523)
                                          Germany Federal Republic Bonds 5 Year Futures  September 2004 - Short     (3)

                                                         Unrealized
                                            Notional   Appreciation/
                                             Value     (Depreciation)
                                          ------------ --------------
Met/AIM Small Cap Growth Portfolio:          4,146,450     $164,780
J.P. Morgan Quality Bond Portfolio:         $1,521,625        7,339
                                            12,001,172       13,082
                                               212,750        4,243
                                          (22,849,578)    (290,638)
J.P. Morgan Select Equity Portfolio:         2,565,900       14,657
PIMCO Inflation Protected Bond Portfolio:    2,405,219        9,625
PIMCO Total Return Portfolio:                8,286,225        9,775
                                           177,564,900    (598,688)
                                           212,344,425    (277,263)
                                            36,483,800    (361,006)
                                           199,023,571      987,842
                                            25,124,642       47,555
                                           376,526,063    5,131,422
                                           242,155,750    1,098,875
                                             2,403,750       18,469
                                          (55,634,125)  (1,209,438)
                                             (403,069)        (987)

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



8. FORWARD FOREIGN CURRENCY CONTRACTS

Open forward foreign currency contracts at June 30, 2004, were as follows:

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Forward Foreign Currency Contracts to Sell:

                                                                 Net Unrealized
                                         Value at    In Exchange Appreciation/
   Settlement Date Contacts to Deliver June 30, 2004 for U.S. $  (Depreciation)
   --------------- ------------------- ------------- ----------- --------------

      7/20/2004         416,000   EUR    $506,524      511,877       $5,353
                                                                     ------

                                                                     $5,353
                                                                     ======

EUR - Euro
U.S. $ - United States Dollar

PIMCO TOTAL RETURN PORTFOLIO

Forward Foreign Currency Contracts to Buy:

                                                         In     Net Unrealized
                                         Value at     Exchange  Appreciation/
   Settlement Date Contacts to Deliver June 30, 2004 for U.S. $ (Depreciation)
   --------------- ------------------- ------------- ---------- --------------

      7/26/2004          807,840  BRL   $   260,846     266,834    $ (5,988)

      8/24/2004          808,656  BRL       255,434     244,603      10,831

      9/17/2004        1,149,000  BRL       359,414     352,995       6,419

      8/6/2004        51,729,750  CLP        80,775      83,000      (2,225)

      8/18/2004      248,512,800  CLP       388,861     388,909         (48)

      9/17/2004      232,105,660  CLP       364,118     358,742       5,376

      9/8/2004        36,436,500  CNY     4,408,219   4,500,000     (91,781)

      9/8/2004        36,443,250  CNY     4,409,035   4,500,000     (90,965)

      9/26/2004       35,538,750  CNY     4,403,623   4,500,000     (96,377)

      7/20/2004        2,500,000  EUR     3,044,013   3,045,993      (1,980)

      7/26/2004        5,583,817  HKD       716,499     717,631      (1,132)

      8/24/2004        2,115,344  HKD       271,681     272,035        (354)

      9/20/2004        2,977,289  HKD       382,663     382,700         (37)

      9/21/2004       17,228,820  INR       372,864     379,573      (6,709)

      9/21/2004        8,591,800  INR       185,943     189,330      (3,387)

      7/21/2004    1,415,090,000  JPY    12,952,260  12,905,800      46,460

      7/26/2004      832,437,000  KRW       718,978     712,185       6,793

      8/24/2004      316,744,000  KRW       273,011     265,535       7,476

      9/20/2004      451,940,000  KRW       388,838     385,878       2,960

      8/27/2004        7,953,681  MXP       682,975     682,983          (8)

      9/21/2004        4,293,813  MXP       367,013     372,827      (5,814)

      8/24/2004        2,137,828  PEN       614,801     610,372       4,429

      9/20/2004        1,325,499  PEN       380,762     379,581       1,181

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



8. FORWARD FOREIGN CURRENCY CONTRACTS - CONTINUED

                                                                  Net Unrealized
                                          Value at    In Exchange Appreciation/
    Settlement Date Contacts to Deliver June 30, 2004 for U.S. $  (Depreciation)
    --------------- ------------------- ------------- ----------- --------------

       7/23/2004    20,405,820    RUB     $698,915      695,969     $   2,946

       8/19/2004     7,754,720    RUB      264,497      262,427         2,070

       9/20/2004    10,930,820    RUB      371,094      370,788           306

       7/26/2004     1,210,533    SGD      703,549      714,283       (10,734)

       8/24/2004       459,857    SGD      267,420      268,232          (812)

       9/20/2004       652,919    SGD      379,976      380,079          (103)

       8/24/2004    20,289,808    SKK      618,024      603,145        14,879

       9/21/2004    12,736,830    SKK      387,265      383,293         3,972

       8/24/2004     9,008,368    TWD      268,331      268,706          (375)

       9/20/2004    12,719,430    TWD      379,228      378,836           392

       8/24/2004     4,138,534    ZAR      658,452      603,206        55,246

       9/21/2004     2,613,089    ZAR      413,550      399,708        13,842
                                                                    ---------

                                                                    $(133,251)
                                                                    =========

Forward Foreign Currency Contracts to Sell:

                                                                  Net Unrealized
                                          Value at    In Exchange Appreciation/
    Settlement Date Contacts to Deliver June 30, 2004 for U.S. $  (Depreciation)
    --------------- ------------------- ------------- ----------- --------------

       9/8/2004     36,472,500    CNY    $ 4,412,574   4,500,000     $ 87,426

       9/8/2004     36,407,250    CNY      4,404,680   4,452,343       47,663

       7/20/2004     8,994,000    EUR     10,951,141  11,066,874      115,733

       8/24/2004     2,490,000    ZAR        396,166     395,640         (526)

       9/21/2004     1,526,000    ZAR        241,506     241,257         (249)
                                                                     --------

                                                                     $250,047
                                                                     ========

BRL - Brazilian Real
CLP - Chilean Peso
CN - China Yuan Renminbi
EUR - Euro
HKD - Hong Kong Dollar
INR - Indian Rupee
JPY - Japanese Yen
KRW - South Korean Won
MXP - Mexican Peso
PEN - Peruvian Nuevo Sol
RUB - Russian Ruble
SGD - Singapore Dollar
SKK - Slovakian Koruna
TWD - Taiwan Dollar
ZAR - South African Rand
U.S. $ - United States Dollar

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



8. FORWARD FOREIGN CURRENCY CONTRACTS - CONTINUED

MET/PUTNAM RESEARCH PORTFOLIO

Forward Foreign Currency Contracts to Buy:

                                                                   Net Unrealized
                                           Value at    In Exchange Appreciation/
    Settlement Date Contracts to Deliver June 30, 2004 for U.S. $  (Depreciation)
    --------------- -------------------- ------------- ----------- --------------

       9/15/2004    237,610,500    KRW     $204,502      202,567       $1,935
                                                                       ------

                                                                       $1,935
                                                                       ======

Forward Foreign Currency Contracts to Sell:

                                                                  Net Unrealized
                                          Value at    In Exchange Appreciation/
    Settlement Date Contacts to Deliver June 30, 2004 for U.S. $  (Depreciation)
    --------------- ------------------- ------------- ----------- --------------

       9/15/2004      1,019,700   CAD    $  759,765      748,376     $(11,389)

       9/15/2004        689,300   GBP     1,241,247    1,248,453        7,206

       9/15/2004     52,721,300   JPY       483,801      483,536         (265)

       9/15/2004    237,610,500   KRW       204,502      202,273       (2,229)
                                                                     --------

                                                                     $ (6,677)
                                                                     ========


CAD - Canadian Dollar
GBP - British Pound
KRW - South Korean Won
JPY - Japanese Yen
U.S. $ - United States Dollar

9. OPTIONS

During the period ended June 30, 2004 the following option contracts were written:

                                 Met/AIM             J.P. Morgan              PIMCO                      PIMCO
                             Small Cap Growth        Quality Bond      Inflation Protected Bond       Total Return
                                Portfolio             Portfolio             Portfolio                  Portfolio
                           -------------------  ---------------------  ------------------------ -----------------------
                           Number of             Number of             Number of                 Number of
                           Contracts  Premium    Contracts    Premium  Contracts     Premium     Contracts     Premium
                           --------- ---------  -----------  --------   ----------    --------  -----------  ----------
Options outstanding at
  December 31, 2003.......     230   $  32,033   10,500,000  $ 39,375  64,000,000    $560,202   372,600,228  $5,679,905
Options written...........   1,536     248,330           --        --          --          --     5,800,572     561,533
Options bought back.......    (748)   (110,764) (10,500,000)  (39,375)         --          --            --          --
Options closed and expired    (862)   (139,317)          --        --          --          --          (228)   (191,520)
                             -----   ---------  -----------  --------   ----------    --------  -----------  ----------
Options outstanding at
  June 30, 2004...........     156   $  30,282           --        --  64,000,000    $560,202   378,400,572  $6,049,918
                             =====   =========  ===========  ========   ==========    ========  ===========  ==========

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



10. SWAP AGREEMENTS

Open swap agreements at June 30, 2004, were as follows:

PIMCO INFLATION PROTECTED BOND PORTFOLIO

                Expiration
Notional Amount    Date                               Description                              Value
--------------- ---------- ----------------------------------------------------------------- ----------

10,900,000  USD 12/18/2033 Agreement with Bank of America N.A. dated 3/2/2004 to receive     $  311,535
                           semi-annually the notional amount multiplied by the 3 month USD-
                           LIBOR-BBA and to pay semi-annually the notional amount
                           multiplied by 6.00%.

14,600,000  USD 12/15/2014 Agreement with J.P. Morgan Chase Bank dated 6/2/2004 to pay          377,822
                           semi-annually the notional amount multiplied by 5.00% and to receive semi-annually the notional amount multiplied by the 3 month USD-LIBOR-BBA.

21,600,000  USD 12/15/2014 Agreement with Bank of America N.A. dated 5/27/2004 to receive       558,941
                           semi-annually the notional amount multiplied by the 3 month USD-
                           LIBOR-BBA and to pay semi-annually the notional amount
                           multiplied by 5.00%.

   400,000  EUR  3/15/2007 Agreement with Merrill Lynch Capital Services, Inc., dated             5,184
                           2/10/2004 to receive annually the notional amount multiplied
                           4.00% and to pay annually the notional amount multiplied by the 6 month EUR-EURIBOR-TELERATE.

   500,000  EUR 3/15/2007  Agreement with J.P. Morgan Chase Bank dated 4/12/2004 to               6,530
                           receive annually the notional amount multiplied by 4.00% and to pay annually the notional amount multiplied by the 6 month EUR-
                           EURIBOR-TELERATE.

35,200,000  EUR 6/17/2015  Agreement with J.P. Morgan Chase Bank dated 4/27/2004 to             830,384
                           receive annually the notional amount multiplied by 5.00% and to pay annually the notional amount multiplied by the 6 month EUR-
                           EURIBOR-TELERATE.
                                                                                             ----------

                                                                                             $2,090,396
                                                                                             ==========

EUR - Euro
USD - United States Dollar

PIMCO TOTAL RETURN PORTFOLIO

                Expiration
Notional Amount    Date                               Description                              Value
--------------- ---------- ------------------------------------------------------------------ --------

1,700,000  USD   9/30/2004 Agreement with Bank of America N.A. dated 3/31/2004 to receive     $(3,957)
                           if positive and to pay if negative, monthly through 9/30/2004, the index return of the Lehamn Brothers ERISA Eligible Investment
                           Grade Commercial Mortgage-Backed Securities Daily Index in
                           exchange for an amount to be paid monthly equal to the USD-
                           LIBOR-BBA rate minus 0.63%.

4,000,000  USD   9/30/2004 Agreement with Morgan Stanley Capital Services, Inc., dated         (9,236)
                           3/16/2004 to receive monthly through 9/30/2004, the index
                           return of the Lehamn Brothers ERISA Eligible Investment Grade
                           Commercial Mortgage-Backed Securities Daily Index in exchange for an amount to be paid monthly equal to the USD-LIBOR-BBA rate minus 0.65%.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



10. SWAP AGREEMENTS - CONTINUED

                Expiration
Notional Amount    Date                               Description                               Value
--------------- ---------- ----------------------------------------------------------------- -----------

   500,000  USD  1/16/2005 Agreement with Merrill Lynch Capital Services, Inc., dated             41,110
                           1/24/2003 to receive semi-annually the notional amount
                           multiplied 16.50% and to pay par in the event of default of
                           Federative Republic of Brazil 8.00% due 4/15/14.

 3,375,000  USD  5/20/2005 Agreement with Morgan Stanley Capital Services, Inc. dated              9,447
                           11/10/2003 to receive semi-annually the notional amount
                           multiplied by 0.625% and to pay par in the event of default of
                           United Mexican States 11.50% due 5/15/26.

29,000,000  USD  8/15/2007 Agreement with Goldman Sachs Capital Markets, LP dated                283,246
                           8/6/2003 to receive semi-annually the notional amount multiplied
                           4.00% and to pay semi-annually the notional amount multiplied by the 3 month USD-LIBOR-BBA.

   300,000  USD 12/20/2008 Agreement with J.P. Morgan Chase Bank dated 10/15/03 to pay           (5,557)
                           quarterly the notional amount multiplied by 1.35% and to receive par in the event of default of Capital One Financing Corporation
                           8.750% due 2/01/07.

 1,200,000  USD 12/20/2008 Agreement with Lehman Brothers dated 10/14/2003 to pay                (5,110)
                           quarterly the notional amount multiplied by 0.53% and to receive par in the event of default of Lockheed Martin Corporation 8.20%
                           due 12/1/2009.

 1,200,000  USD 12/20/2008 Agreement with Lehman Brothers dated 10/14/2003 to pay quarterly     (12,653)
                           the notional amount multiplied by 0.97% and to receive par in the event of default of Goodrich Corporation 7.625% due 12/15/2012.

 1,200,000  USD 12/20/2008 Agreement with Lehman Brothers dated 10/14/2003 to pay                (2,144)
                           quarterly the notional amount multiplied by 0.48% and to receive par in the event of default of Northrop Grumman Corporation
                           7.125% due 2/15/2011.

19,600,000  USD 12/15/2009 Agreement with Bank of America N.A. dated 5/27/2004 to receive      (578,894)
                           semi-annually the notional amount multiplied by the 4.00% and to pay semi-annually the notional amount multiplied by the 3 month
                           USD-LIBOR-BBA.

39,800,000  USD 12/15/2009 Agreement with J.P. Morgan Chase Bank dated 6/2/04 to receive     (1,175,966)
                           semi-annually the notional amount multiplied by 4.00% and to pay semi-annually the notional amount multiplied by the 3 month USD-
                           LIBOR-BBA.

21,000,000  USD 12/15/2014 Agreement with Bank of America N.A. dated 5/27/04 to receive        (543,415)
                           semi-annually the notional amount multiplied by 5.00% and to pay semi-annually the notional amount multiplied by the 3 month USD-
                           LIBOR-BBA.

 1,900,000  USD 12/15/2024 Agreement with Bank of America N.A. dated 6/16/04 to pay semi-       (49,152)
                           annually the notional amount multiplied by 6.00% and to receive semi-annually the notional amount multiplied by the 3 month USD-
                           LIBOR-BBA.

25,900,000  EUR  6/16/2014 Agreement with J.P. Morgan Chase Bank dated 12/3/2003 to          (1,476,571)
                           receive annually the notional amount multiplied by 5.00% and to pay annually the notional amount multiplied by the 6 month EUR-
                           EURIBOR-TELERATE.

12,100,000  EUR  3/15/2007 Agreement with Merrill Lynch Capital Services, Inc., dated            156,817
                           2/10/2004 to receive annually the notional amount multiplied
                           4.00% and to pay annually the notional amount multiplied by the 6 month EUR-EURIBOR-TELERATE.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



10. SWAP AGREEMENTS - CONTINUED

                 Expiration
Notional Amount     Date                                Description                                 Value
---------------  ---------- -------------------------------------------------------------------- ------------

 17,600,000  EUR 3/15/2007  Agreement with J.P. Morgan Chase Bank dated 4/12/2004 to                  229,877
                            receive annually the notional amount multiplied by 4.00% and to pay annually the notional amount multiplied by the 6 month EUR-
                            EURIBOR-TELERATE.

 11,700,000  EUR 6/17/2012  Agreement with Goldman Sachs Capital Markets, LP dated                  (752,603)
                            4/8/2002 to receive annually the notional amount multiplied by the 6 month EURIBOR and to pay annually the notional amount multiplied by 5.00%.

 68,800,000  EUR 6/16/2014  Agreement with Goldman Sachs Capital Markets, LP dated                (3,922,320)
                            12/23/03 to receive annually the notional amount multiplied by the 6 month EUR-EURIBOR-TELERATE and to pay annually the
                            notional amount multiplied by 5.00%.

148,900,000  SEK 6/17/2008  Agreement with Merrill Lynch Capital Services, Inc., dated               (46,360)
                            7/28/2003 to receive annually the notional amount multiplied
                            4.50% and to pay annually the notional amount multiplied by the 3 month SEK-STIBOR-SIDE.

241,400,000  SEK 6/17/2008  Agreements with J.P. Morgan Chase Bank dated 6/17/2003 and               (75,159)
                            6/18/2003 to receive annually the notional amount multiplied by
                            4.50% and to pay annually the notional amount multiplied by the
                            SEK-STIBOR-SIDE.

162,500,000  SEK 6/17/2008  Agreement with Morgan Stanley Capital Services, Inc., dated 6/3/2004     (50,594)
                            to receive annually (commencing 2006) the notional amount
                            multiplied 4.50% and to pay annually (commencing 2006) the notional amount multiplied by the 3 month SEK-STIBOR-SIDE.
                                                                                                 ------------

                                                                                                 $(7,978,194)
                                                                                                 ============

EUR - Euro
SEK - Swedish Krona
USD - United States Dollar

11. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid the period ended December 31, 2003 and 2002 were as follows:

                                               Ordinary Income     Long-Term Capital Gain          Total
-                                          ----------------------- ---------------------- ------------------------
                                              2003        2002        2003       2002        2003         2002
-                                          ----------- ----------- ---------- ----------- ----------- ------------

Met/AIM Mid Cap Core Portfolio             $ 1,832,869 $    35,706 $       -- $        -- $ 1,832,869 $     35,706

Harris Oakmark International Portfolio       3,002,349      25,711    273,106          --   3,275,455       25,711

Janus Aggressive Growth Portfolio                   --       3,835         --          --          --        3,835

J.P. Morgan Quality Bond Portfolio           6,861,057   7,428,949         --          --   6,861,057    7,428,949

J.P. Morgan Select Equity Portfolio            695,772     887,100         --          --     695,772      887,100

Lord Abbett America's Value Portfolio          207,582          --         --          --     207,582           --

Lord Abbett Bond Debenture Portfolio        15,972,187  18,063,089         --          --  15,972,187   18,063,089

Lord Abbett Growth and Income Portfolio     15,519,662  12,838,805         --  89,637,114  15,519,662  102,475,919

Lord Abbett Mid-Cap Value Portfolio          1,044,172   2,762,182  2,774,829   2,878,267   3,819,001    5,640,449

MFS Research International Portfolio         1,398,236      96,053         --          --   1,398,236       96,053

Money Market Portfolio                         766,962     746,672         --          --     766,962      746,672

Oppenheimer Capital Appreciation Portfolio          --       4,593         --          --          --        4,593

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



11. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

                                               Ordinary Income     Long-Term Capital Gain        Total
-                                          ----------------------- ---------------------- --------------------
                                              2003        2002        2003        2002       2003       2002
-                                          ----------- -----------  -----------   ----    ----------- --------

PIMCO Inflation Protected Bond Portfolio   $ 8,015,505 $        -- $   164,306    $--     $ 8,179,811 $     --

PIMCO Total Return Portfolio                21,621,640          --   2,238,470     --      23,860,110       --

Met/Putnam Capital Opportunities Portfolio          --      48,895          --     --              --   48,895

Met/Putnam Research Portfolio                    6,783     280,416          --     --           6,783  280,416

Third Avenue Small Cap Value Portfolio       1,983,734     127,430     550,664     --       2,534,398  127,430

T. Rowe Price Mid-Cap Growth Portfolio              --     460,015          --     --              --  460,015

As of December 31, 2003, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                           Undistributed Undistributed   Unrealized       Loss
                                             Ordinary      Long-Term    Appreciation  Carryforwards
                                              Income         Gain      (Depreciation) and Deferrals     Total
-                                          ------------- ------------- -------------- ------------- ------------

Met/AIM Mid Cap Core Equity Portfolio       $        --   $       --    $ 28,369,554  $   (125,361) $ 28,244,193

Met/AIM Small Cap Growth Portfolio                   --           --      38,642,116    (1,357,795)   37,284,321

Harris Oakmark International Portfolio           75,212           --      49,301,701       (19,223)   49,357,690

Janus Aggressive Growth Portfolio                    --           --      35,550,368    (9,290,397)   26,259,971

J.P. Morgan Quality Bond Portfolio            5,408,250    2,259,067       3,427,948       (32,333)   11,062,932

J.P. Morgan Select Equity Portfolio             907,452           --      13,328,005   (43,056,108)  (28,820,651)

Lord Abbett America's Value Portfolio               793           --         862,126        (8,128)      854,791

Lord Abbett Bond Debenture Portfolio         42,393,038           --      57,905,549   (31,186,746)   69,111,841

Lord Abbett Growth and Income Portfolio      12,686,324           --     301,953,901   (61,073,061)  253,567,164

Lord Abbett Growth Opportunities Portfolio           --           --       7,453,281    (5,405,872)    2,047,409

Lord Abbett Mid-Cap Value Portfolio           1,208,160    6,548,820      32,859,734    (3,744,425)   36,872,289

MFS Research International Portfolio          1,492,995           --      41,125,668   (14,985,680)   27,632,983

Money Market Portfolio                               --           --              --        (4,611)       (4,611)

Oppenheimer Capital Appreciation Portfolio    2,196,684           --      64,116,630        (4,956)   66,308,358

PIMCO Inflation Protected Bond Portfolio        360,091           --       2,294,997       (98,301)    2,556,787

PIMCO PEA Innovation Portfolio                  152,852           --       4,999,702        (5,016)    5,147,538

PIMCO Total Return Portfolio                 45,449,307           --       1,558,600    (8,830,686)   38,177,221

Met/Putnam Capital Opportunities Portfolio           --           --       6,331,389   (12,379,397)   (6,048,008)

Met/Putnam Research Portfolio                        --           --       9,416,760    (8,321,710)    1,095,050

Third Avenue Small Cap Value Portfolio        1,454,108      923,581      51,843,183       (11,077)   54,209,795

T. Rowe Price Mid-Cap Growth Portfolio               --           --      51,956,391   (18,755,114)   33,201,277

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



12. ACQUISITIONS

On April 28, 2003, Janus Aggressive Growth Portfolio ("Janus Aggressive") acquired all the net assets of Met Series Fund Janus Growth Portfolio ("Janus Growth") pursuant to a plan of reorganization approved by Janus Growth shareholders on April 25, 2003. The acquisition was accomplished by a tax-free exchange of 2,479,616 Class A shares of Janus Aggressive (valued at $13.9 million) in exchange for the 2,470,823 Class A shares of Janus Growth, 1,148,231 Class B shares of Janus Aggressive (valued at $6.4 million) in exchange for the 1,142,102 Class B shares of Janus Growth and 352,762 Class E shares of Janus Aggressive (valued at $2.0 million) in exchange for the 350,256 Class E shares of Janus Growth outstanding on April 25, 2003. Janus Growth Class A net assets at that date ($13.9 million), including $455,087 of unrealized appreciation and approximately $5.3 million of accumulated net realized losses, were combined with those of Janus Aggressive Class A. Janus Growth Class B net assets at that date ($6.4 million), including $389,287 of unrealized appreciation and $1.7 million of accumulated net realized losses, were combined with those of Janus Aggressive Class B. Janus Growth Class E net assets at that date ($2.0 million), including $145,985 of unrealized appreciation and $268,280 of accumulated net realized losses, were combined with those of Janus Aggressive Class E. The aggregate Class A net assets of Janus Aggressive and Janus Growth immediately before the acquisition were $63,022 and $13,935,443, respectively. The aggregate Class A net assets of Janus Aggressive immediately after the acquisition were $13,998,465. The aggregate Class B net assets of Janus Aggressive and Janus Growth immediately before the acquisition were $76,388,239 and $6,418,611, respectively. The aggregate Class B net assets of Janus Aggressive immediately after the acquisition were $82,806,850. The aggregate Class E net assets of Janus Aggressive and Janus Growth immediately before the acquisition were $9,897 and $1,971,939, respectively. The aggregate Class E net assets of Janus Aggressive immediately after the acquisition were $1,981,836.

On April 28, 2003, MFS Research International Portfolio ("MFS Research") acquired all the net assets of J.P. Morgan International Equity Portfolio ("International Equity") pursuant to a plan of reorganization approved by International Equity shareholders on April 25, 2003. The acquisition was accomplished by a tax-free exchange of 6,123,890 Class A shares of MFS Research (valued at $45.0 million) in exchange for the 6,495,035 Class A shares of International Equity and 210,873 Class B shares of MFS Research (valued at $1.5 million) in exchange for the 224,646 Class B shares of International Equity outstanding on April 25, 2003. International Equity Class A net assets at that date ($45.0 million), including $4.2 million of unrealized depreciation and approximately $39.9 million of accumulated net realized losses, were combined with those of MFS Research Class A. International Equity Class B net assets at that date ($1.5 million), including $48,788 of unrealized appreciation and $406,843 of accumulated net realized losses, were combined with those of MFS Research Class B. The aggregate Class A net assets of MFS Research and International Equity immediately before the acquisition were $7,612,751 and $45,010,593, respectively. The aggregate Class A net assets of MFS Research immediately after the acquisition were $52,623,344. The aggregate Class B net assets of MFS Research and International Equity immediately before the acquisition were $104,817,626 and $1,548,933, respectively. The aggregate Class B net assets of MFS Research immediately after the acquisition were $106,365,435.

On April 28, 2003, Lord Abbett Growth and Income Portfolio ("Growth and Income") acquired all the net assets of J.P. Morgan Enhanced Index Portfolio ("Enhanced Index") pursuant to a plan of reorganization approved by Enhanced Index shareholders on April 25, 2003. The acquisition was accomplished by a tax-free exchange of 5,782,283 Class A shares of Growth and Income (valued at $109.3 million) in exchange for the 9,854,387 Class A shares of Enhanced Index and 249,263 Class B shares of Growth and Income (valued at $4.7 million) in exchange for the 424,220 Class B shares of Enhanced Index outstanding on April 25, 2003. Enhanced Index Class A net assets at that date ($109.3 million), including $15.2 million of unrealized depreciation and approximately $63.3 million of accumulated net realized losses, were combined with those of Growth and Income Class A. Enhanced Index Class B net assets at that date ($4.7 million), including $117,866 of unrealized appreciation and $1.3 million of accumulated net realized losses, were combined with those of Growth and Income Class B. The aggregate Class A net assets of Growth and Income and Enhanced Index immediately before the acquisition were $854,552,441 and $109,285,155, respectively. The aggregate Class A net assets of Growth and Income immediately after the acquisition were $963,837,596. The aggregate Class B net assets of Growth and Income and Enhanced Index immediately before the acquisition were $441,832,788 and $4,696,113, respectively. The aggregate Class B net assets of Growth and Income immediately after the acquisition were $446,528,901.

On April 28, 2003, Lord Abbett Growth Opportunities Portfolio ("Growth Opportunities") acquired all the net assets of Lord Abbett Developing Growth Portfolio ("Developing Growth") pursuant to a plan of reorganization approved by Developing Growth shareholders on April 25, 2003. The acquisition was accomplished by a tax-free exchange of 2,703,556 Class A shares of Growth Opportunities (valued at $19.1 million) in exchange for the 2,505,390 Class A shares of Developing Growth and 652,415 Class B shares of Growth Opportunities (valued at $4.6 million) in exchange for the 602,691 Class B shares of Developing Growth outstanding on April 25, 2003. Developing Growth Class A net assets at that date ($19.1 million), including $2.3 million of unrealized depreciation and approximately $12.0 million of accumulated net realized losses, were combined with those of Growth Opportunities Class A. Developing Growth Class B net assets at that date ($4.6 million), including $708,713 of unrealized appreciation and $1.8 million of accumulated net realized losses, were combined with those of Growth Opportunities Class B.
The aggregate Class A net assets of Growth Opportunities and Developing Growth immediately before the acquisition were $1,867,758 and $19,141,178, respectively. The aggregate Class A net assets of Growth Opportunities immediately after the acquisition were $21,089,936. The aggregate Class B net assets of Growth Opportunities and Developing Growth immediately before the acquisition were $14,985,098 and $4,586,478, respectively. The aggregate Class B net assets of Growth Opportunities immediately after the acquisition were $19,571,576.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



13. REORGANIZATIONS:

The following Portfolio reorganizations will be presented to the Board of Trustees on August 19, 2004, for approval. If approved, the reorganizations will be presented to shareholders on or about October 1, 2004. If approved by shareholders, the reorganizations will occur on or about November 22, 2004.

The proposed reorganizations provide for the acquisition of all the assets of:

J.P. Morgan Quality Bond Portfolio in exchange for shares of PIMCO Total Return Portfolio; J.P. Morgan Select Equity Portfolio in exchange for shares of Capital Guardian U.S. Equity Portfolio (a series of Metropolitan Series Fund, Inc.); Met/Putnam Research Portfolio in exchange for shares of Oppenheimer Capital Appreciation Portfolio. All Portfolios are series of Met Investors Series Trust unless otherwise noted.

14. PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

15. PROXY VOTING RECORD

No later than August 31, 2004 the Trust, on behalf of each of its series, will file with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

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



                                                 METROPOLITAN SERIES FUND, INC.
                                                              SEMIANNUAL REPORT
                                                                  JUNE 30, 2004

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

METROPOLITAN SERIES FUND, INC.

 SEMIANNUAL REPORT TABLE OF CONTENTS


  FINANCIAL STATEMENTS
     Capital Guardian U.S. Equity Portfolio............................. MSF-1

  NOTES TO STATEMENTS OF INVESTMENTS.................................... MSF-7

  NOTES TO FINANCIAL STATEMENTS......................................... MSF-8

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2004 (UNAUDITED)

COMMON STOCKS--98.9% OF TOTAL NET ASSETS

                                                             VALUE
           SHARES                                           (NOTE 1)
         --------------------------------------------------------------

                    AEROSPACE & DEFENSE--1.9%
              1,500 Lockheed Martin Corp................. $      78,120
             45,800 Northrop Grumman Corp................     2,459,460
             50,600 United Technologies Corp............     4,628,888
                                                          -------------
                                                              7,166,468
                                                          -------------

                    BEVERAGES--1.9%
             75,600 Anheuser-Busch Cos., Inc.............     4,082,400
             55,700 PepsiCo, Inc.........................     3,001,116
                                                          -------------
                                                              7,083,516
                                                          -------------

                    BIOTECHNOLOGY--1.7%
             93,600 Amgen, Inc. (b)......................     5,107,752
             20,000 Biogen Idec, Inc. (b)................     1,265,000
                                                          -------------
                                                              6,372,752
                                                          -------------

                    BUILDING PRODUCTS--1.4%
            133,200 American Standard Cos., Inc. (b).....     5,369,292
                                                          -------------

                    CAPITAL MARKETS--0.6%
             54,100 J.P. Morgan Chase & Co...............     2,097,457
                                                          -------------

                    CHEMICALS--1.3%
             38,700 Air Products & Chemicals, Inc........     2,029,815
             68,900 E. I. du Pont de Nemours & Co........     3,060,538
                                                          -------------
                                                              5,090,353
                                                          -------------

                    COMMERCIAL BANKS--3.6%
            137,100 Bank One Corp........................     6,992,100
            118,000 Wells Fargo & Co.....................     6,753,140
                                                          -------------
                                                             13,745,240
                                                          -------------

                    COMMERCIAL SERVICES & SUPPLIES--0.4%
             54,600 Monster Worldwide, Inc. (b)..........     1,404,312
                                                          -------------

                    COMMUNICATIONS EQUIPMENT--3.2%
            216,100 Cisco Systems, Inc. (b)..............     5,121,570
             36,800 Polycom, Inc. (b)....................       824,688
             85,800 QUALCOMM, Inc........................     6,261,684
                                                          -------------
                                                             12,207,942
                                                          -------------

                    COMPUTERS & PERIPHERALS--1.8%
             30,500 Apple Computer, Inc. (b).............       992,470
             48,469 Hewlett-Packard Co...................     1,022,696
             24,200 International Business Machines Corp.     2,133,230
             49,000 Seagate Technology...................       707,070
            423,900 Sun Microsystems, Inc. (b)...........     1,839,726
                                                          -------------
                                                              6,695,192
                                                          -------------

                    CONSTRUCTION & ENGINEERING--1.1%
             89,900 Fluor Corp...........................     4,285,533
                                                          -------------

                    CONSUMER FINANCE--2.6%
             42,600 AmeriCredit Corp. (b)................       831,978
            227,000 SLM Corp.............................     9,182,150
                                                          -------------
                                                             10,014,128
                                                          -------------

                                                                VALUE
       SHARES                                                  (NOTE 1)
     ---------------------------------------------------------------------

                DIVERSIFIED TELECOMMUNICATION SERVICES--3.5%
         65,960 AT&T Corp................................... $     964,995
        608,350 Sprint Corp. (FON Group)....................    10,706,960
         46,700 Verizon Communications, Inc.................     1,690,073
                                                             -------------
                                                                13,362,028
                                                             -------------

                ELECTRIC UTILITIES--0.5%
         36,900 American Electric Power Co., Inc............     1,180,800
         19,600 Pinnacle West Capital Corp..................       791,644
                                                             -------------
                                                                 1,972,444
                                                             -------------

                ELECTRICAL EQUIPMENT--0.3%
         15,700 Emerson Electric Co.........................       997,735
                                                             -------------

                ELECTRONIC EQUIPMENT & INSTRUMENTS--1.7%
        118,100 Agilent Technologies, Inc. (b)..............     3,457,968
         48,400 Avnet, Inc. (b).............................     1,098,680
         31,600 Flextronics International, Ltd. (b).........       504,020
         57,800 Jabil Circuit, Inc. (b).....................     1,455,404
                                                             -------------
                                                                 6,516,072
                                                             -------------

                ENERGY EQUIPMENT & SERVICES--3.9%
         46,800 Baker Hughes, Inc...........................     1,762,020
         46,500 BJ Services Co. (b).........................     2,131,560
        101,800 Schlumberger, Ltd...........................     6,465,318
         48,600 Transocean, Inc.............................     1,406,484
         73,700 Weatherford International, Ltd. (b).........     3,315,026
                                                             -------------
                                                                15,080,408
                                                             -------------

                FOOD & STAPLES RETAILING--1.3%
         96,900 Costco Wholesale Corp.......................     3,979,683
         23,200 Sysco Corp..................................       832,184
                                                             -------------
                                                                 4,811,867
                                                             -------------

                FOOD PRODUCTS--2.1%
         98,400 Campbell Soup Co............................     2,644,992
         19,000 H.J. Heinz Co...............................       744,800
         54,800 Kraft Foods, Inc. (Class A).................     1,736,064
         41,900 Unilever NV (ADR)...........................     2,870,569
                                                             -------------
                                                                 7,996,425
                                                             -------------

                GAS UTILITIES--0.7%
         77,359 Kinder Morgan Management, L.L.C.............     2,844,490
                                                             -------------

                HEALTH CARE EQUIPMENT & SUPPLIES--2.1%
        188,400 Applera Corp................................     4,097,700
         28,600 Becton, Dickinson & Co......................     1,481,480
         43,500 Guidant Corp................................     2,430,780
                                                             -------------
                                                                 8,009,960
                                                             -------------

                HEALTH CARE PROVIDERS & SERVICES--2.8%
         10,700 Anthem, Inc. (b)............................       958,292
         18,000 HCA, Inc....................................       748,620
         29,400 Health Management Associates, Inc. (Class A)       659,148

 See accompanying notes to statement of investments and financial statements.

                                     MSF-1

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2004 (UNAUDITED)

COMMON STOCKS--(CONTINUED)


                                                                  VALUE
     SHARES                                                      (NOTE 1)
   -------------------------------------------------------------------------

              HEALTH CARE PROVIDERS & SERVICES--(CONTINUED)
       14,300 Imclone Systems, Inc. (b)....................... $   1,226,797
      115,700 Lincare Holdings, Inc. (b)......................     3,801,902
       24,600 PacifiCare Health Systems, Inc. (b).............       951,036
       96,700 Tenet Healthcare Corp. (b)......................     1,296,747
       33,000 Triad Hospitals, Inc. (b).......................     1,228,590
                                                               -------------
                                                                  10,871,132
                                                               -------------

              HOTELS, RESTAURANTS & LEISURE--0.8%
       53,400 Carnival Corp...................................     2,509,800
       16,000 McDonald's Corp.................................       416,000
                                                               -------------
                                                                   2,925,800
                                                               -------------

              HOUSEHOLD PRODUCTS--0.8%
       20,700 Kimberly-Clark Corp.............................     1,363,716
       32,800 The Procter & Gamble Co.........................     1,785,632
                                                               -------------
                                                                   3,149,348
                                                               -------------

              IT SERVICES--2.6%
       77,000 Affiliated Computer Services, Inc. (Class A) (b)     4,076,380
       62,100 Automatic Data Processing, Inc..................     2,600,748
       62,900 Checkfree Corp. (b).............................     1,887,000
       47,600 Sabre Holdings Corp. (Class A)..................     1,318,996
                                                               -------------
                                                                   9,883,124
                                                               -------------

              INDUSTRIAL CONGLOMERATES--2.0%
      211,800 General Electric Co.............................     6,862,320
       13,000 Siemens AG (ADR)................................       942,760
                                                               -------------
                                                                   7,805,080
                                                               -------------

              INSURANCE--3.6%
       17,500 American International Group, Inc...............     1,247,400
        5,300 Assurant, Inc. (b)..............................       139,814
           53 Berkshire Hathaway, Inc. (Class A) (b)..........     4,714,350
       10,000 Everest Re Group, Ltd...........................       803,600
       19,800 Hartford Financial Services Group, Inc..........     1,361,052
       25,000 The Chubb Corp..................................     1,704,500
       48,700 XL Capital, Ltd. (Class A)......................     3,674,902
                                                               -------------
                                                                  13,645,618
                                                               -------------

              INTERNET & CATALOG RETAIL--1.8%
       40,600 eBay, Inc. (b)..................................     3,733,170
      100,500 InterActiveCorp (b).............................     3,029,070
                                                               -------------
                                                                   6,762,240
                                                               -------------

              INTERNET SOFTWARE & SERVICES--0.4%
       85,700 VeriSign, Inc. (b)..............................     1,705,430
                                                               -------------

              MACHINERY--1.5%
       28,200 Illinois Tool Works, Inc........................     2,704,098
       36,800 Ingersoll-Rand Co., Ltd. (Class A)..............     2,513,808
       15,000 Navistar International Corp.....................       581,400
                                                               -------------
                                                                   5,799,306
                                                               -------------

              MEDIA--4.0%
      121,732 Cablevision Systems Corp. (Class A) (b).........     2,392,034

                                                             VALUE
          SHARES                                            (NOTE 1)
        ---------------------------------------------------------------

                   MEDIA--(CONTINUED)
            33,400 Comcast Corp. (Class A)............... $     936,202
            76,900 Cox Communications, Inc...............     2,137,051
            17,100 Knight-Ridder, Inc....................     1,231,200
             5,000 Radio One, Inc. (Class D) (b).........        80,050
            91,684 The DIRECTV Group, Inc. (b)...........     1,567,796
            29,500 The Thomson Corp......................       987,070
             9,900 The Walt Disney Co....................       252,351
           287,900 Time Warner, Inc. (b).................     5,061,282
            19,000 Viacom, Inc. (Class B)................       678,680
                                                          -------------
                                                             15,323,716
                                                          -------------

                   METALS & MINING--0.3%
            30,600 Newmont Mining Corp...................     1,186,056
                                                          -------------

                   MULTI-UTILITIES--1.8%
           132,400 Duke Energy Co........................     2,686,396
            26,100 Equitable Resources, Inc..............     1,349,631
           296,700 The AES Corp. (b).....................     2,946,231
                                                          -------------
                                                              6,982,258
                                                          -------------

                   MULTILINE RETAIL--0.2%
            17,200 Kohl's Corp. (b)......................       727,216
                                                          -------------

                   OIL & GAS--5.0%
           143,000 Exxon Mobil Corp......................     6,350,630
                66 Kinder Morgan, Inc....................         3,913
           109,200 Royal Dutch Petroleum Co..............     5,642,364
            42,700 Shell Transport & Trading Co., Plc....     1,908,690
            77,400 The Williams Cos., Inc................       921,060
           112,700 Unocal Corp...........................     4,282,600
                                                          -------------
                                                             19,109,257
                                                          -------------

                   PAPER & FOREST PRODUCTS--0.3%
            23,100 International Paper Co................     1,032,570
                                                          -------------

                   PERSONAL PRODUCTS--0.2%
            18,700 The Estee Lauder Cos., Inc. (b).......       912,186
                                                          -------------

                   PHARMACEUTICALS--13.4%
           120,200 Allergan, Inc.........................    10,760,304
           403,300 AstraZeneca, Plc. (ADR)...............    18,406,612
            98,200 Eli Lilly & Co........................     6,865,162
           230,500 Forest Laboratories, Inc. (b).........    13,053,215
            65,600 Pfizer, Inc...........................     2,248,768
                                                          -------------
                                                             51,334,061
                                                          -------------

                   REAL ESTATE--0.2%
            23,800 General Growth Properties, Inc. (REIT)       703,766
                                                          -------------

                   ROAD & RAIL--0.2%
             8,300 Canadian Pacific Railway, Ltd.........       204,429
            10,800 Union Pacific Corp....................       642,060
                                                          -------------
                                                                846,489
                                                          -------------

 See accompanying notes to statement of investments and financial statements.

                                     MSF-2

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

STATEMENT OF INVESTMENTS AS OF JUNE 30, 2004 (UNAUDITED)

COMMON STOCKS--(CONTINUED)
                                               CONVERTIBLE BONDS--0.2%


                                                             VALUE
           SHARES                                           (NOTE 1)
         --------------------------------------------------------------

                    SEMICONDUCTORS & EQUIPMENT--6.4%
             74,300 Altera Corp. (b)..................... $   1,650,946
            338,000 Applied Materials, Inc. (b)..........     6,631,560
            143,200 Applied Micro Circuits Corp. (b).....       761,824
             53,100 ASML Holding NV (ADR) (b)............       908,541
             60,500 Credence Systems Corp. (b)...........       834,900
             79,000 Intel Corp...........................     2,180,400
             95,800 KLA-Tencor Corp. (b).................     4,730,604
             33,700 Lam Research Corp. (b)...............       903,160
             23,000 Linear Technology Corp...............       907,810
             21,800 Novellus Systems, Inc. (b)...........       685,392
             65,800 PMC-Sierra, Inc. (b).................       944,230
             99,600 Teradyne, Inc. (b)...................     2,260,920
             36,700 Xilinx, Inc..........................     1,222,477
                                                          -------------
                                                             24,622,764
                                                          -------------

                    SOFTWARE--3.3%
             79,700 Cadence Design Systems, Inc. (b).....     1,166,011
            230,300 Microsoft Corp.......................     6,577,368
            143,600 PeopleSoft, Inc. (b).................     2,656,600
             54,200 SAP AG (ADR).........................     2,266,102
                                                          -------------
                                                             12,666,081
                                                          -------------

                    SPECIALTY RETAIL--3.0%
            102,100 AutoNation, Inc. (b).................     1,745,910
             36,400 Boise Cascade Corp...................     1,370,096
             98,400 Lowe's Cos., Inc.....................     5,170,920
             58,900 RadioShack Corp......................     1,686,307
             41,800 Williams-Sonoma, Inc. (b)............     1,377,728
                                                          -------------
                                                             11,350,961
                                                          -------------

                    THRIFTS & MORTGAGE FINANCE--5.7%
             56,300 Federal Home Loan Mortgage Corp......     3,563,790
             58,600 Federal National Mortgage Association     4,181,696
             53,000 The PMI Group, Inc...................     2,306,560
            299,100 Washington Mutual, Inc...............    11,557,224
                                                          -------------
                                                             21,609,270
                                                          -------------

                    TOBACCO--1.0%
             76,900 Altria Group, Inc....................     3,848,845
                                                          -------------
                    Total Common Stocks
                     (Identified Cost $327,690,982)......   377,926,188
                                                          -------------

       FACE                                                          VALUE
      AMOUNT                                                        (NOTE 1)
    ---------------------------------------------------------------------------

                   RETAIL--0.2%
    $   816,000    Amazon.com, Inc. 4.750%, 02/01/09............ $     814,980
                                                                 -------------
                   Total Convertible Bonds
                    (Identified Cost $608,725)..................       814,980
                                                                 -------------

    SHORT TERM INVESTMENTS--1.0%
    ---------------------------------------------------------------------------

                   REPURCHASE AGREEMENT--1.0%
      3,917,000    State Street Corp. Repurchase Agreement dated
                    06/30/04 at 0.350% to be repurchased at
                    $3,917,038 on 07/01/04, collateralized by
                    $3,730,000 U.S. Treasury Note
                    6.500% due 08/15/05 with a value of
                    $3,995,763..................................     3,917,000
                                                                 -------------
                   Total Short Term Investments
                    (Identified Cost $3,917,000)................     3,917,000
                                                                 -------------
                   Total Investments--100.1%
                    (Identified Cost $332,216,707) (a)..........   382,658,168
                   Other assets less liabilities................      (275,612)
                                                                 -------------
                   TOTAL NET ASSETS--100%....................... $ 382,382,556
                                                                 =============

 See accompanying notes to statement of investments and financial statements.

                                     MSF-3

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2004 (UNAUDITED)

     ASSETS
       Investments at value........................          $382,658,168
       Cash........................................                   125
       Receivable for:
        Securities sold............................                15,020
        Fund shares sold...........................                17,854
        Dividends and interest.....................               254,810
        Foreign taxes..............................                   779
                                                             ------------
         Total Assets..............................           382,946,756
     LIABILITIES
       Payable for:
        Fund shares redeemed....................... $236,330
        Securities purchased.......................   33,310
        Withholding taxes..........................       31
       Accrued expenses:
        Management fees............................  209,913
        Service and distribution fees..............    8,439
        Deferred trustees fees.....................    4,045
        Other expenses.............................   72,132
                                                    --------
         Total Liabilities.........................               564,200
                                                             ------------
     NET ASSETS....................................          $382,382,556
                                                             ============
       Net assets consist of:
        Capital paid in............................          $351,801,738
        Undistributed net investment income........             1,105,695
        Accumulated net realized gains (losses)....           (20,966,340)
        Unrealized appreciation (depreciation)
         on investments and foreign currency.......            50,441,463
                                                             ------------
     NET ASSETS....................................          $382,382,556
                                                             ============
     Computation of offering price:
     CLASS A
     Net asset value and redemption price per share
      ($339,009,592 divided by 30,621,728
      shares outstanding)..........................          $      11.07
                                                             ============
     CLASS B
     Net asset value and redemption price per share
      ($43,372,964 divided by 3,930,341 shares
      outstanding).................................          $      11.04
                                                             ============
     Identified cost of investments................          $332,216,707
                                                             ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

     INVESTMENT INCOME
       Dividends...............................             $ 2,502,744(a)
       Interest................................                  71,319
                                                            -----------
                                                              2,574,063
     EXPENSES
       Management fees......................... $1,290,217
       Service and distribution fees--Class B..     43,687
       Directors' fees and expenses............     10,807
       Custodian...............................     45,790
       Audit and tax services..................     10,686
       Legal...................................      4,661
       Printing................................     56,839
       Insurance...............................      3,666
       Miscellaneous...........................        457
                                                ----------
       Total expenses before reductions........  1,466,810
       Expense reductions......................    (17,127)   1,449,683
                                                ----------  -----------
     NET INVESTMENT INCOME.....................               1,124,380
                                                            -----------
     REALIZED AND UNREALIZED GAIN (LOSS)
     Realized gain (loss) on:
       Investments--net........................               4,866,842
     Unrealized appreciation (depreciation) on:
       Investments--net........................  5,399,530
       Foreign currency transactions--net......          2    5,399,532
                                                ----------  -----------
     Net gain (loss)...........................              10,266,374
                                                            -----------
     NET INCREASE (DECREASE) IN NET ASSETS
      FROM OPERATIONS..........................             $11,390,754
                                                            ===========

(a)Net of foreign taxes of $64,613.

                See accompanying notes to financial statements.

                                     MSF-4

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                                      SIX MONTHS
                                                                        ENDED       YEAR ENDED
                                                                       JUNE 30,    DECEMBER 31,
                                                                         2004          2003
                                                                     ------------  ------------
FROM OPERATIONS
  Net investment income............................................. $  1,124,380  $  2,115,586
  Net realized gain (loss)..........................................    4,866,842   (13,613,278)
  Unrealized appreciation (depreciation)............................    5,399,532   119,543,671
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.................   11,390,754   108,045,979
                                                                     ------------  ------------
  FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
    Class A.........................................................   (1,954,547)   (1,896,107)
    Class B.........................................................     (164,322)      (74,383)
                                                                     ------------  ------------
  TOTAL DISTRIBUTIONS...............................................   (2,118,869)   (1,970,490)
                                                                     ------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.   (7,176,299)  (44,022,878)
                                                                     ------------  ------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...........................    2,095,586    62,052,611

NET ASSETS
  Beginning of the period...........................................  380,286,970   318,234,359
                                                                     ------------  ------------
  End of the period................................................. $382,382,556  $380,286,970
                                                                     ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period................................................. $  1,105,695  $  2,100,184
                                                                     ============  ============

OTHER INFORMATION:
CAPITAL SHARES

 Transactions in capital shares were as follows:

                                                                   SIX MONTHS ENDED             YEAR ENDED
                                                                     JUNE 30, 2004           DECEMBER 31, 2003
                                                               ------------------------  ------------------------
                                                                 SHARES          $         SHARES          $
                                                               ----------  ------------  ----------  ------------
CLASS A
  Sales.......................................................    382,661  $  4,200,415     822,257  $  7,885,033
  Reinvestments...............................................    176,403     1,954,547     230,390     1,896,107
  Redemptions................................................. (2,482,830)  (27,572,735) (7,611,822)  (67,226,930)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease)..................................... (1,923,766) $(21,417,773) (6,559,175) $(57,445,790)
                                                               ==========  ============  ==========  ============
CLASS B
  Sales.......................................................  1,584,507  $ 17,445,683   1,824,183  $ 16,950,456
  Reinvestments...............................................     14,871       164,322       9,060        74,383
  Redemptions.................................................   (305,972)   (3,368,531)   (356,241)   (3,601,927)
                                                               ----------  ------------  ----------  ------------
  Net increase (decrease).....................................  1,293,406  $ 14,241,474   1,477,002  $ 13,422,912
                                                               ==========  ============  ==========  ============
  Increase (decrease) derived from capital share transactions.   (630,360) $ (7,176,299) (5,082,173) $(44,022,878)
                                                               ==========  ============  ==========  ============

                See accompanying notes to financial statements.

                                     MSF-5

METROPOLITAN SERIES FUND, INC.

 CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS (UNAUDITED)


                                                                          CLASS A                                   CLASS B
                                                         --------------------------------------     -------------------------
                                                          SIX MONTHS                MAY 1, 2002(A)  SIX MONTHS
                                                            ENDED       YEAR ENDED     THROUGH        ENDED       YEAR ENDED
                                                           JUNE 30,    DECEMBER 31,  DECEMBER 31,    JUNE 30,    DECEMBER 31,
                                                             2004          2003          2002          2004          2003
                                                         ----------    ------------ --------------  ----------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD....................  $  10.81       $   7.90      $  10.00      $ 10.78       $  7.89
                                                          --------       --------      --------      -------       -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.................................      0.04           0.07          0.05         0.02          0.04
  Net realized and unrealized gain (loss) on
   investments..........................................      0.28           2.89         (2.15)        0.29          2.90
                                                          --------       --------      --------      -------       -------
  Total from investment operations......................      0.32           2.96         (2.10)        0.31          2.94
                                                          --------       --------      --------      -------       -------
LESS DISTRIBUTIONS
  Distributions from net investment income..............     (0.06)         (0.05)         0.00        (0.05)        (0.05)
                                                          --------       --------      --------      -------       -------
  Total Distributions...................................     (0.06)         (0.05)         0.00        (0.05)        (0.05)
                                                          --------       --------      --------      -------       -------
NET ASSET VALUE, END OF PERIOD..........................  $  11.07       $  10.81      $   7.90      $ 11.04       $ 10.78
                                                          ========       ========      ========      =======       =======
TOTAL RETURN (%)........................................       3.0 (b)       37.7         (21.0)(b)      2.9 (b)      37.4
Ratio of operating expenses to average net assets before
 expense reductions (%).................................      0.75 (c)       0.76          0.74 (c)     1.00 (c)      1.01
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).............................      0.74 (c)       0.74          0.60 (c)     0.99 (c)      0.99
Ratio of net investment income to average net assets (%)      0.61 (c)       0.65          0.88 (c)     0.37 (c)      0.39
Portfolio turnover rate (%).............................        18 (c)         27            30 (c)       18 (c)        27
Net assets, end of period (000).........................  $339,010       $351,867      $309,078      $43,373       $28,420

                                                         -----------
                                                         MAY 1, 2002(A)
                                                            THROUGH
                                                          DECEMBER 31,
                                                              2002
                                                         --------------
NET ASSET VALUE, BEGINNING OF PERIOD....................     $10.00
                                                             ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income.................................       0.02
  Net realized and unrealized gain (loss) on
   investments..........................................      (2.13)
                                                             ------
  Total from investment operations......................      (2.11)
                                                             ------
LESS DISTRIBUTIONS
  Distributions from net investment income..............       0.00
                                                             ------
  Total Distributions...................................       0.00
                                                             ------
NET ASSET VALUE, END OF PERIOD..........................     $ 7.89
                                                             ======
TOTAL RETURN (%)........................................      (21.1)(b)
Ratio of operating expenses to average net assets before
 expense reductions (%).................................       0.99 (c)
Ratio of operating expenses to average net assets after
 expense reductions (%) (d).............................       0.85 (c)
Ratio of net investment income to average net assets (%)       0.63 (c)
Portfolio turnover rate (%).............................         30 (c)
Net assets, end of period (000).........................     $9,157

(a)Commencement of operations.
(b)Periods less than one year are not computed on an annualized basis.
(c)Computed on an annualized basis.
(d)The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                     MSF-6

METROPOLITAN SERIES FUND, INC.

 NOTES TO STATEMENT OF INVESTMENTS--JUNE 30, 2004 (UNAUDITED)


(a) See Notes to Financial Statements for federal tax information on unrealized appreciation and depreciation of investment securities for federal income tax purposes.

(b) Non-Income Producing.

ADR -- An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

REIT -- A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

                                     MSF-7

METROPOLITAN SERIES FUND, INC.

 NOTES TO FINANCIAL STATEMENTS--JUNE 30, 2004 (UNAUDITED)


1. SIGNIFICANT ACCOUNTING POLICIES:

   The Metropolitan Series Fund, Inc. the ("Fund") is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end investment company. On May 1, 2003, the Fund succeeded to the operations of each Series of the New England Zenith Fund, a Massachusetts business trust. The Capital Guardian U.S. Equity was formerly a Series of the New England Zenith Fund. The Fund is a "series" type of mutual fund, which issues separate series of stock. The series represents an interest in a separate portfolio of Fund investments ("Portfolio"). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company ("MetLife"), New England Life Insurance Company ("NELICO"), General American Life Insurance Company ("General American"), The MetLife Investors Group of Insurance Companies and other affiliated insurance companies (the "Insurance Companies"), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio's shares may be divided into different classes. Currently the classes being offered by the Portfolio are named Class A and Class B. The classes of the Portfolio's shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

   INVESTMENT VALUATION:

   Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board. Short term obligations with a remaining maturity of sixty days or less are stated at amortized cost value that approximates fair market value.

   Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the "NOCP"). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day, are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

   Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day, are valued at the mean between the last reported bid and asked prices. However, if an event occurring after the closing of an exchange outside the United States may have affected such security's value, the Fund, under procedures approved by the Board, may fair value the security in good faith. The actual calculations may be made by a pricing service selected by the adviser or relevant subadviser and approved by the Board or a fair value pricing vendor approved by the Board.

   Securities for which current market quotations are not readily available (including restricted securities, if any) and all other assets are valued at fair value as determined in good faith by the Portfolio's adviser or subadviser acting under the supervision of the Board, although the actual calculations may be made by a pricing service selected by the Portfolio's adviser or subadviser and approved by the Board.

   INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

   Portfolio security transactions are recorded on the trade date. Securities denominated in foreign currencies are translated at exchange rates prevailing on the respective dates traded. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Transactions denominated in foreign currencies are recorded at the rate prevailing when earned or incurred. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates prevailing on the respective dates traded.

                                     MSF-8

METROPOLITAN SERIES FUND, INC.

   REPURCHASE AGREEMENTS:

   The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

   ESTIMATES AND ASSUMPTIONS:

   The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

   FEDERAL INCOME TAXES:

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code and regulations thereunder applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As of June 30, 2004, the Portfolio had capital loss carryovers.

                                                  EXPIRING    EXPIRING
        PORTFOLIO                       TOTAL     12/31/11    12/31/10
        ---------                    ----------- ----------- -----------
        Capital Guardian U.S. Equity $25,242,713 $13,506,215 $11,736,498

   The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2004 are listed below:

                                                                         NET
                                                                      UNREALIZED
                             FEDERAL TAX   UNREALIZED   UNREALIZED  APPRECIATION/
PORTFOLIO                       COST      APPRECIATION DEPRECIATION (DEPRECIATION)
---------                    ------------ ------------ ------------ --------------
Capital Guardian U.S. Equity $332,216,707 $57,794,602  $(7,353,141)  $50,441,461

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

   The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital. These differences primarily relate to tax equalization, investments in mortgage backed securities and investments in foreign securities.

   EXPENSE REDUCTIONS:

   The Portfolio trades are directed to brokers who paid a portion of the Portfolio's expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

2. PURCHASES AND SALES:

   For the six months ended June 30, 2004, purchases and sales of securities (excluding short-term investments) for the Portfolio were as follows:

                                      PURCHASES                SALES
   -                            ---------------------- ----------------------
                                   U.S.                   U.S.
   PORTFOLIO                    GOVERNMENT    OTHER    GOVERNMENT    OTHER
   ---------                    ---------- ----------- ---------- -----------
   Capital Guardian U.S. Equity     $0     $34,085,152     $0     $42,228,313

                                     MSF-9

METROPOLITAN SERIES FUND, INC.

3. EXPENSES:

   INVESTMENT MANAGEMENT AGREEMENTS:

   MetLife Advisers, LLC (MetLife Advisers) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers. For providing investment management services to the Fund, MetLife Advisers receives monthly compensation at the following annual rates of:

                               MANAGEMENT
                             FEES EARNED BY
                                METLIFE
                                ADVISERS         ANNUAL
                              FOR THE SIX      PERCENTAGE           BASED ON PORTFOLIOS
                              MONTHS ENDED   RATES PAID TO        AVERAGE DAILY NET ASSET
PORTFOLIO                    JUNE 30, 2004  METLIFE ADVISERS           VALUE LEVELS
---------                    -------------- ---------------- ----------------------------------
Capital Guardian U.S. Equity   $1,290,217        0.700%      Of the first $200 million
                                                 0.650%      Of the next $300 million
                                                 0.600%      Of the next $1.5 billion
                                                 0.550%      Of amounts in excess of $2 billion


   Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

   The Fund and MetLife Advisers have entered into an investment subadvisory agreement. Capital Guardian Trust Company is compensated to provide subadvisory services for the Capital Guardian U.S. Equity Portfolio.

   SERVICE AND DISTRIBUTION FEES:

   The Fund has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act for the Fund's Class B shares. Under the Distribution Plan, the Class B shares of the Fund pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Fund shares for, promoting or selling and servicing the Class B shares of the Portfolio. The fees under the Distribution Plans for the class of a Portfolio's Shares are calculated as a percentage of that Portfolio's average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares. Amounts paid by the Portfolio for the six months ended June 30, 2004 are shown as Service and Distribution fees in the Statement of Operations.

4. Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the "Company") and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial service companies as part of industry-wide investigations by various regulatory agencies. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on MetLife, Inc.'s consolidated financial position. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. In May 2004, General American received a so-called "Wells Notice" stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under the SEC procedures, General American can avail itself of the opportunity to respond to the SEC staff before it makes a formal recommendation regarding whether any action alleging violations of the U.S. securities laws should be considered. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund's policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

                                    MSF-10

METROPOLITAN SERIES FUND, INC.

5. SUBSEQUENT EVENT:

   On August 23, 2004, the Board of Directors of the Fund is expected to approve the acquisition of the J.P. Morgan Select Equity Portfolio of the Met Investors Series Trust by the Capital Guardian U.S. Equity Portfolio of the Fund, subject to the approval of shareholders of J.P. Morgan Select Equity Portfolio. On or about November 12, 2004, the shareholders of J.P. Morgan Select Equity Portfolio are expected to approve a proposed Agreement and Plan of Reorganization providing for the acquisition of all the assets of the J.P. Morgan Select Equity Portfolio by the Capital Guardian U.S. Equity Portfolio in exchange for shares of the Capital Guardian U.S. Equity Portfolio and the assumption by the Capital Guardian U.S. Equity Portfolio of the liabilities of J.P. Morgan Select Equity Portfolio. If approved by shareholders, the reorganization will close on or about November 22, 2004.

                                    MSF-11

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

   Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2004 is available (i) without charge, upon request, by calling (800) 638-7732 and
   (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

                                    MSF-12





Pro Forma Statement of Investments as of 6/30/04 (Unaudited)



                                                                                                        Combined
                                 J.P. Morgan Select Equity    Capital Guardian U.S. Equity     Capital Guardian U.S. Equity


                                     Shares      Market Value    Shares       Market Value        Shares       Market Value
COMMON STOCKS
Aerospace & Defense
Lockheed Martin Corp.                     18,000    937,440            1,500          $78,120          19,500        1,015,560
Northrop Grumman Corp.                                                45,800        2,459,460          45,800        2,459,460
United Technologies Corp.                 15,570  1,424,344           50,600        4,628,888          66,170        6,053,232
                                                  2,361,784                         7,166,468                        9,528,252
Air Freight & Logistics
United Parcel Service, Inc. -
Class B                                   17,500  1,315,475                                            17,500        1,315,475

Auto Components
Johnson Controls, Inc.                    31,900  1,702,822                                            31,900        1,702,822

Banks
Bank of America Corp.                     16,938  1,433,294                                            16,938        1,433,294
Bank of New York Co., Inc.                52,800  1,556,544                                            52,800        1,556,544
FirstMerit Corp.                           4,000    105,480                                             4,000          105,480
North Fork Bancorporation, Inc.           15,700    597,385                                            15,700          597,385
Wells Fargo Co.                           36,500  2,088,895                                            36,500        2,088,895
                                                  5,781,598                                                          5,781,598
Beverages
Anheuser-Busch Cos., Inc.                 20,800  1,123,200           75,600        4,082,400          96,400        5,205,600
Coca-Cola Co.                             39,100  1,973,768                                            39,100        1,973,768
PepsiCo, Inc.                             21,000  1,131,480           55,700        3,001,116          76,700        4,132,596
                                                  4,228,448                         7,083,516                       11,311,964
Biotechnology
Amgen, Inc. *                                                         93,600        5,107,752          93,600        5,107,752
Biogen Idec, Inc. *                                                   20,000        1,265,000          20,000        1,265,000
                                                                                    6,372,752                        6,372,752
Building Products
American Standard Cos., Inc. *                                       133,200        5,369,292         133,200        5,369,292
Masco Corp.                               32,200  1,003,996                                            32,200        1,003,996
                                                                                                                     6,373,288
Capital Markets
J.P. Morgan Chase & Co.                                               54,100        2,097,457          54,100        2,097,457

Chemicals
Air Products & Chemicals, Inc.                                        38,700        2,029,815          38,700        2,029,815
Dow Chemical Co.                           7,700    313,390                                             7,700          313,390
E. I. du Pont de Nemours & Co.                                        68,900        3,060,538          68,900        3,060,538
Praxair, Inc.                             69,780  2,784,920                                            69,780        2,784,920
                                                  3,098,310                         5,090,353                        8,188,663
Commercial Banks
Bank One Corp.                                                       137,100        6,992,100         137,100        6,992,100
Wells Fargo & Co.                                                    118,000        6,753,140         118,000        6,753,140
                                                                                   13,745,240                       13,745,240
Commercial Services & Supplies
Accenture, Ltd. - Class A*                22,278    612,199                                            22,278          612,199
First Data Corp.                           8,300    369,516                                             8,300          369,516
Monster Worldwide, Inc. *                                             54,600        1,404,312          54,600        1,404,312
Waste Management, Inc.                    16,800    514,920                                            16,800          514,920
                                                  1,496,635                                                          2,900,947
Communications Equipment
Cisco Systems, Inc.*                     114,400  2,711,280          216,100        5,121,570         330,500        7,832,850
Polycom, Inc. *                                                       36,800          824,688          36,800          824,688
QUALCOMM, Inc.                                                        85,800        6,261,684          85,800        6,261,684
Tellabs, Inc. *                           38,100    332,994                                            38,100          332,994
                                                  3,044,274                        12,207,942                       15,252,216
Computers & Peripherals
Apple Computer, Inc.                                                  30,500          992,470          30,500          992,470
Dell, Inc.*                               29,800  1,067,436                                            29,800        1,067,436
Hewlett-Packard Co.                       31,400    662,540           48,469        1,022,696          79,869        1,685,236
International Business Machines
Corp.                                      7,300    643,495           24,200        2,133,230          31,500        2,776,725
Seagate Technology                                                    49,000          707,070          49,000          707,070
Sun Microsystems, Inc. *                                             423,900        1,839,726         423,900        1,839,726
                                                  2,373,471                         6,695,192                        9,068,663
Construction & Engineering
Fluor Corp.                                                           89,900        4,285,533          89,900        4,285,533

Consumer Finance
AmeriCredit Corp. *                                                   42,600          831,978          42,600          831,978
SLM Corp.                                                            227,000        9,182,150         227,000        9,182,150
                                                                                   10,014,128                       10,014,128
Diversified Telecommunication
Services
AT&T Corp.                                                            65,960          964,995          65,960          964,995
Sprint Corp. (FON Group)                                             608,350       10,706,960         608,350       10,706,960
Verizon Communications, Inc.                                          46,700        1,690,073          46,700        1,690,073
                                                                                   13,362,028                       13,362,028
Education
Apollo Group, Inc. - Class A*              2,700    238,383                                             2,700          238,383

Electric Utilities
American Electric Power Co.,
Inc.                                                                  36,900        1,180,800          36,900        1,180,800
Dominion Resources, Inc.                  15,500    977,740                                            15,500          977,740
FPL Group, Inc.                           10,400    665,080                                            10,400          665,080
Pinnacle West Capital Corp.               16,195    654,116           19,600          791,644          35,795        1,445,760
PPL Corp.                                 19,900    913,410                                            19,900          913,410
                                                  3,210,346                         1,972,444                        5,182,790
Electrical Equipment
Cooper Industries, Ltd. - Class
A                                         11,500    683,215                                            11,500          683,215
Emerson Electric Co.                                                  15,700          997,735          15,700          997,735
                                                                                                                     1,680,950
Electronic Equipment &
Instruments
Agilent Technologies, Inc. *                                         118,100        3,457,968         118,100        3,457,968
Avnet, Inc. *                                                         48,400        1,098,680          48,400        1,098,680
Flextronics International, Ltd.
*                                                                     31,600          504,020          31,600          504,020
Jabil Circuit, Inc. *                                                 57,800        1,455,404          57,800        1,455,404
                                                                                    6,516,072                        6,516,072
Energy Equipment & Services
Baker Hughes, Inc.                                                    46,800        1,762,020          46,800        1,762,020
BJ Services Co. *                                                     46,500        2,131,560          46,500        2,131,560
Schlumberger, Ltd.                                                   101,800        6,465,318         101,800        6,465,318
Transocean, Inc. *                                                    48,600        1,406,484          48,600        1,406,484
Weatherford International, Ltd.
*                                                                     73,700        3,315,026          73,700        3,315,026
                                                                                   15,080,408                       15,080,408
Financial Services
Charles Schwab Corp.                      23,000    221,030                                            23,000          221,030
The Chicago Merchantile
Exchange                                   3,000    433,110                                             3,000          433,110
CIT Group, Inc.                           27,864  1,066,913                                            27,864        1,066,913
Citigroup, Inc.                          104,209  4,845,718                                           104,209        4,845,718
Legg Mason, Inc.                           4,000    364,040                                             4,000          364,040
Morgan Stanley                            55,600  2,934,012                                            55,600        2,934,012
Wachovia Corp.                             8,600    382,700                                             8,600          382,700
Washington Mutual, Inc.                    9,400    363,216                                             9,400          363,216
                                                 10,610,739                                                         10,610,739
Food & Staples Retailing
Costco Wholesale Corp.                                                96,900        3,979,683          96,900        3,979,683
CVS Corp.                                 14,200    596,684                                            14,200          596,684
Sysco Corp.                                                           23,200          832,184          23,200          832,184
                                                                                    4,811,867                        5,408,551
Food Products
Campbell Soup Co.                                                     98,400        2,644,992          98,400        2,644,992
H.J. Heinz Co.                                                        19,000          744,800          19,000          744,800
Kraft Foods, Inc. (Class A)                                           54,800        1,736,064          54,800        1,736,064
Unilever NV (ADR)                                                     41,900        2,870,569          41,900        2,870,569
                                                                                    7,996,425                        7,996,425
Gas Utilities
Kinder Morgan Management,
L.L.C.                                                                77,359        2,844,490          77,359        2,844,490

Health Care Equipment &
Supplies
Applera Corp.                                                        188,400        4,097,700         188,400        4,097,700
Becton, Dickinson & Co.                                               28,600        1,481,480          28,600        1,481,480
Boston Scientific Corp.*                  10,700    457,960                                            10,700          457,960
Guidant Corp.                             42,472  2,373,335           43,500        2,430,780          85,972        4,804,115
Johnson & Johnson, Inc.                   50,172  2,794,581                                            50,172        2,794,581
                                                  5,625,876                         8,009,960                       13,635,836
Health Care Providers &
Services
Anthem, Inc.*                             11,600  1,038,896           10,700          958,292          22,300        1,997,188
HCA, Inc.                                 12,600    524,034           18,000          748,620          30,600        1,272,654
Health Management Associates,
Inc. (Class A)                                                        29,400          659,148          29,400          659,148
Imclone Systems, Inc.                                                 14,300        1,226,797          14,300        1,226,797
Lincare Holdings, Inc. *                                             115,700        3,801,902         115,700        3,801,902
PacifiCare Health Systems,
Inc.*                                                                 24,600          951,036          24,600          951,036
Tenet Healthcare Corp. *                                              96,700        1,296,747          96,700        1,296,747
Triad Hospitals, Inc. *                                               33,000        1,228,590          33,000        1,228,590
                                                  1,562,930                        10,871,132                       12,434,062
Hotels, Restaurants & Leisure
Carnival Corp.                            36,900  1,734,300           53,400        2,509,800          90,300        4,244,100
Hilton Hotels Corp.                       33,100    617,646                                            33,100          617,646
McDonald's Corp.                          22,600    587,600           16,000          416,000          38,600        1,003,600
Yum! Brands, Inc.*                        19,600    729,512                                            19,600          729,512
                                                  3,669,058                         2,925,800                        6,594,858
Household Products
Colgate-Palmolive Co.                     10,800    631,260                                            10,800          631,260
Kimberly-Clark Corp.                                                  20,700        1,363,716          20,700        1,363,716
The Procter & Gamble Co.                  39,200  2,134,048           32,800        1,785,632          72,000        3,919,680
                                                  2,765,308                         3,149,348                        5,914,656
IT Services
Affiliated Computer Services,
Inc. (Class A) *                                                      77,000        4,076,380          77,000        4,076,380
Automatic Data Processing, Inc.                                       62,100        2,600,748          62,100        2,600,748
Checkfree Corp. *                                                     62,900        1,887,000          62,900        1,887,000
Sabre Holdings Corp. (Class A)                                        47,600        1,318,996          47,600        1,318,996
                                                                                    9,883,124                        9,883,124
Industrial Conglomerates
General Electric Co.                     132,800  4,302,720          211,800        6,862,320         344,600       11,165,040
Siemens AG (ADR)                                                      13,000          942,760          13,000          942,760
Tyco International, Ltd.                 121,939  4,041,058                                           121,939        4,041,058
                                                  8,343,778                         7,805,080                       16,148,858
Insurance
Ambac Financial Group, Inc.               24,337  1,787,309                                            24,337        1,787,309
American International Group,
Inc.                                       8,100    577,368           17,500        1,247,400          25,600        1,824,768
Assurant, Inc. *                                                       5,300          139,814           5,300          139,814
Berkshire Hathaway, Inc. (Class
A) *                                                                      53        4,714,350              53        4,714,350
Everest Re Group, Ltd.                                                10,000          803,600          10,000          803,600
Hartford Financial Services
Group, Inc.                                                           19,800        1,361,052          19,800        1,361,052
RenaissanceRe Holdings, Ltd.              36,900  1,990,755                                            36,900        1,990,755
The Chubb Corp.                                                       25,000        1,704,500          25,000        1,704,500
Willis Group Holdings, Ltd.               50,100  1,876,245                                            50,100        1,876,245
XL Capital, Ltd. (Class A)                                            48,700        3,674,902          48,700        3,674,902
                                                  6,231,677                        13,645,618                       19,877,295
Internet & Catalog Retail
CDW Corp.                                  8,800    561,088                                             8,800          561,088
eBay, Inc.*                                5,200    478,140           40,600        3,733,170          45,800        4,211,310
InterActiveCorp *                                                    100,500        3,029,070         100,500        3,029,070
                                                  1,039,228                         6,762,240                        7,801,468
Internet Software & Services
Affiliated Computer Services,
Inc. - Class A*                            7,500    397,050                                             7,500          397,050
VeriSign, Inc. *                                                      85,700        1,705,430          85,700        1,705,430
                                                                                                       93,200        2,102,480
Machinery
Illinois Tool Works, Inc.                                             28,200        2,704,098          28,200        2,704,098
Ingersoll-Rand Co., Ltd. (Class
A)                                                                    36,800        2,513,808          36,800        2,513,808
Navistar International Corp.                                          15,000          581,400          15,000          581,400
                                                                                    5,799,306                        5,799,306
Media
Cablevision Systems Corp.
(Class A) *                                                          121,732        2,392,034         121,732        2,392,034
Comcast Corp. (Class A)                                               33,400          936,202          33,400          936,202
Cox Communications, Inc. -
Class A*                                  21,800    605,822           76,900        2,137,051          98,700        2,742,873
E.W. Scripps Co. - Class A                 4,700    493,500                                             4,700          493,500
Gannett Co., Inc.                          7,300    619,405                                             7,300          619,405
Knight-Ridder, Inc.                                                   17,100        1,231,200          17,100        1,231,200
Liberty Media Corp. - Class A             67,500    606,825                                            67,500          606,825
Radio One, Inc. (Class D) *                                            5,000           80,050           5,000           80,050
The DIRECTV Group, Inc. *                                             91,684        1,567,796          91,684        1,567,796
The Thomson Corp.                                                     29,500          987,070          29,500          987,070
The Walt Disney Co.                                                    9,900          252,351           9,900          252,351
Time Warner, Inc. *                                                  287,900        5,061,282         287,900        5,061,282
Viacom, Inc. - Class B                    59,000  2,107,480           19,000          678,680          78,000        2,786,160
Walt Disney Co.                            9,800    249,802                                             9,800          249,802
                                                  4,682,834                        15,323,716                       20,006,550
Metals & Mining
Alcoa, Inc.                               46,416  1,533,121                                            46,416        1,533,121
Newmont Mining Corp.                                                  30,600        1,186,056          30,600        1,186,056
United States Steel Corp.                 27,900    979,848                                            27,900          979,848
                                                  2,512,969                                                          3,699,025
Multi-Utilities
Duke Energy Co.                                                      132,400        2,686,396         132,400        2,686,396
Equitable Resources, Inc.                                             26,100        1,349,631          26,100        1,349,631
The AES Corp. *                                                      296,700        2,946,231         296,700        2,946,231
                                                                                    6,982,258                        6,982,258
Multiline Retail
Kohl's Corp. *                                                        17,200          727,216          17,200          727,216

Oil & Gas
Anadarko Petroleum Corp.                   6,443    377,560                                             6,443          377,560
ChevronTexaco Corp.                       12,045  1,133,555                                            12,045        1,133,555
ConocoPhillips                            13,740  1,048,224                                            13,740        1,048,224
Devon Energy Corp.                        21,100  1,392,600                                            21,100        1,392,600
Exxon Mobil Corp.                         76,700  3,406,247          143,000        6,350,630         219,700        9,756,877
GlobalSantaFe Corp.                       32,000    848,000                                            32,000          848,000
Kinder Morgan, Inc.                                                       66            3,913              66            3,913
Premcor, Inc.*                             5,100    191,250                                             5,100          191,250
Rowan Companies, Inc.*                    16,700    406,311                                            16,700          406,311
Royal Dutch Petroleum Co.                                            109,200        5,642,364         109,200        5,642,364
Shell Transport & Trading Co.,
Plc.                                                                  42,700        1,908,690          42,700        1,908,690
The Williams Cos., Inc.                                               77,400          921,060          77,400          921,060
Unocal Corp.                              11,000    418,000          112,700        4,282,600         123,700        4,700,600
                                                  9,221,747                        19,109,257                       28,331,004
Paper & Forest Products
International Paper Co.                                               23,100        1,032,570          23,100        1,032,570
Smurfit-Stone Container Corp.*            21,800    434,910                                            21,800          434,910
                                                                                                                     1,467,480
Personal Products
The Estee Lauder Cos., Inc.                                           18,700          912,186          18,700          912,186

Pharmaceuticals
Allergan, Inc.                                                       120,200       10,760,304         120,200       10,760,304
Amgen, Inc.*                              19,400  1,058,658                                            19,400        1,058,658
AstraZeneca, Plc. (ADR)                                              403,300       18,406,612         403,300       18,406,612
Bristol-Myers Squibb Co.                  14,900    365,050                                            14,900          365,050
Eli Lilly & Co.                           16,200  1,132,542           98,200        6,865,162         114,400        7,997,704
Forest Laboratories, Inc.*                 9,500    537,985          230,500       13,053,215         240,000       13,591,200
Medicis Pharmaceutical Corp. -
Class A                                   11,557    461,702                                            11,557          461,702
Merck & Co., Inc.                         12,600    598,500                                            12,600          598,500
Pfizer, Inc.                              97,393  3,338,632           65,600        2,248,768         162,993        5,587,400
Sepracor, Inc.(a) *                       14,000    740,600                        51,334,061          14,000       52,074,661
Wyeth                                     15,400    556,864                                            15,400          556,864
                                                  8,790,533                                                          8,790,533
Real Estate
General Growth Properties, Inc.
(REIT)                                                                23,800          703,766          23,800          703,766

Retail - Multiline
Family Dollar Stores, Inc.                14,300    435,006                                            14,300          435,006
Kohl's Corp.*                             20,300    858,284                                            20,300          858,284
Target Corp.                              11,000    467,170                                            11,000          467,170
                                                  1,760,460                                                          1,760,460
Retail - Specialty
Home Depot, Inc.                          33,100  1,165,120                                            33,100        1,165,120
Lowe's Companies., Inc.                    9,100    478,205                                             9,100          478,205
NIKE, Inc. - Class B                       6,300    477,225                                             6,300          477,225
Wal-Mart Stores, Inc.                     44,600  2,353,096                                            44,600        2,353,096
                                                  4,473,646                                                          4,473,646

Road & Rail
Canadian Pacific Railway, Ltd.                                         8,300          204,429           8,300          204,429
Union Pacific Corp.                                                   10,800          642,060          10,800          642,060
                                                                                      846,489                          846,489
Semiconductors &  Equipment
Altera Corp.*                             82,600  1,835,372           74,300        1,650,946         156,900        3,486,318
Analog Devices, Inc.                      19,400    913,352                                            19,400          913,352
Applied Materials, Inc. *                                            338,000        6,631,560         338,000        6,631,560
Applied Micro Circuits Corp. *                                       143,200          761,824         143,200          761,824
ASML Holding NV (ADR) *                                               53,100          908,541          53,100          908,541
Credence Systems Corp. *                                              60,500          834,900          60,500          834,900
Intel Corp.                               30,100    830,760           79,000        2,180,400         109,100        3,011,160
Intersil Corp. - Class A                  20,300    439,698                                            20,300          439,698
KLA-Tencor Corp. *                                                    95,800        4,730,604          95,800        4,730,604
Lam Research Corp. *                                                  33,700          903,160          33,700          903,160
Linear Technology Corp.                    9,000    355,230           23,000          907,810          32,000        1,263,040
Novellus Systems, Inc.*                   18,800    591,072           21,800          685,392          40,600        1,276,464
PMC-Sierra, Inc. *                                                    65,800          944,230          65,800          944,230
Teradyne, Inc. *                                                      99,600        2,260,920          99,600        2,260,920
Xilinx, Inc.                                                          36,700        1,222,477          36,700        1,222,477
                                                  4,965,484                        24,622,764                       29,588,248
Software
Cadence Design Systems, Inc. *                                        79,700        1,166,011          79,700        1,166,011
Mercury Interactive Corp.*                 9,400    468,402                                             9,400          468,402
Microsoft Corp.                          117,300  3,350,088          230,300        6,577,368         347,600        9,927,456
Oracle Corp.*                            195,300  2,329,929                                           195,300        2,329,929
PeopleSoft, Inc. *                                                   143,600        2,656,600         143,600        2,656,600
SAP AG (ADR)                                                          54,200        2,266,102          54,200        2,266,102
VERITAS Software Corp.*                    6,800    188,360                                             6,800          188,360
                                                  6,336,779                        12,666,081                       19,002,860
Specialty Retail
AutoNation, Inc. *                                                   102,100        1,745,910         102,100        1,745,910
Boise Cascade Corp.                                                   36,400        1,370,096          36,400        1,370,096
Lowe's Cos., Inc.                                                     98,400        5,170,920          98,400        5,170,920
RadioShack Corp.                                                      58,900        1,686,307          58,900        1,686,307
Williams-Sonoma, Inc. *                                               41,800        1,377,728          41,800        1,377,728
                                                                                   11,350,961                       11,350,961
Telecommunication Services -
Diversified
Corning, Inc.*                            42,300    552,438                                            42,300          552,438
Sprint Corp.                              16,200    285,120                                            16,200          285,120
Verizon Communications, Inc.              30,038  1,087,075                                            30,038        1,087,075
                                                  1,924,633                                                          1,924,633
Telecommunication Services -
Wireless
Motorola, Inc.                            27,400    500,050                                            27,400          500,050
Nextel Communications, Inc. -
Class A*                                  18,500    493,210                                            18,500          493,210
QUALCOMM, Inc.                             6,500    474,370                                             6,500          474,370
SBC Communications, Inc.                  28,777    697,842                                            28,777          697,842
                                                  2,165,472                                                          2,165,472
Thrifts & Mortgage Finance
Federal Home Loan Mortgage
Corp.                                                                 56,300        3,563,790          56,300        3,563,790
Federal National Mortgage
Association                                                           58,600        4,181,696          58,600        4,181,696
The PMI Group, Inc.                                                   53,000        2,306,560          53,000        2,306,560
Washington Mutual, Inc.                                              299,100       11,557,224         299,100       11,557,224
                                                                                   21,609,270                       21,609,270
Tobacco
Altria Group, Inc.                        28,000  1,401,400           76,900        3,848,845         104,900        5,250,245

U.S. Government Agency
Federal Home Loan Mortgage
Corp.                                     30,500  1,930,650                                            30,500        1,930,650

TOTAL COMMON STOCKS
Total Common Stocks (Cost $
111,539,782)                                    121,982,602                       377,926,188                      499,908,790
(Identified Cost $327,690,982)
                                Face                        Face                             Face
                                Amount          Value       Amount          Value            Amount          Value
CONVERTIBLE BONDS
Retail
Amazon.com, Inc. 4.750%,02/01/09                           $816,000         $814,980         816,000          814,980
Total Convertible Bonds
(Identified Cost $608,725)
                                Face                        Face                             Face
                                Amount          Value       Amount          Value            Amount          Value
SHORT TERMS
Repurchase Agreement
State Street Bank and Trust
Co.,
Repurchase Agreement, dated
6/30/04
at 0.100% to be repurchased at
$3,326,009 on 07/01/04
collaterized
by $3,420,000 FHLMC 2.450% due
08/25/06 with a value of
$3,393,519                       $3,326,000     3,326,000                                    3,326,000        3,326,000

State Street Corp. Repurchase
Agreement
dated 06/30/04 at 0.350% to be
repurchased at $3,917,038 on
07/01/04,
collateralized by $3,730,000
U.S.
Treasury Note 6.500% due
08/15/05 with a                                             $3,917,000       $3,917,000       3,917,000        3,917,000
value of $3,995,763.
State Street Navigator
Securities
Lending Prime Portfolio(b)             1,325,096  1,325,096                                    1,325,096        1,325,096
U.S. Treasury Note, 1.750%, due
12/31/04                                 240,000    240,141                                      240,000          240,141

Total Short-Term Investments
(Cost $ 4,892,066)                                4,891,237                    3,917,000                        8,808,237
(Identified Cost $3,917,000)

TOTAL INVESTMENTS
(Cost $ 116,431,848)                            126,873,839                   382,658,168                      509,532,007
(Identified Cost $332,216,707)
(a)
Other Assets and Liabilities
(net)-- (1.5%)                                  (1,905,532)                     (275,612)                      (2,181,144)
                                                                                                             ------------------
TOTAL NET ASSETS-- 100.0%                       $124,968,307                 $382,382,556                      507,350,863
                                                                                                             ==================


*  Non-income producing security.



Metropolitan Series Fund, Inc.
COMBINED PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
June 30, 2004 (UNAUDITED)





                                                Met Investors            Metropolitan
                                                 Series Trust            Series Fund         Adjustments
                                                                                             (References
                                                 J.P. Morgan           Capital Guardian          are
                                                Select Equity            U.S. Equity        to Pro Forma      Pro Forma
                                                  Portfolio               Portfolio          Footnotes)        Combined
                                             ---------------------    -------------------   --------------  ---------------

Assets


Investments at value *                       $        126,873,839    $       382,658,168 (g)$            0      509,532,007


Cash                                                          913                    125                0            1,038
Foreign cash                                                    0                      0                                 0
Receivable for:
       Securities sold                                    942,519                  15,020                          957,539
       Fund shares sold                                       -                    17,854               0           17,854
       Futures variation margin                            10,350                   -                   -           10,350
       Dividends and interest                             102,374                254,810                0          357,184
       Foreign taxes                                          -                      779                -              779
       Other assets                                         3,738                    -                  -            3,738
       Due from investment adviser                            -                      -                  -               0
                                             ---------------------    -------------------   --------------  ---------------
           Total assets                               127,933,733            382,946,756                0      510,880,489
                                             ---------------------    -------------------   --------------  ---------------
Liabilities
   Payable for:
       Securities purchased                             1,306,709                33,310                -         1,340,019
       Fund shares redeemed                               233,487               236,330                 0          469,817
       Collateral on securities on
       loan                                              1,325,096                -                     -        1,325,096
       Foreign taxes                                         -                       31                 -               31
Accrued expenses:
       Management fees                                      63,542              209,913                 0          273,455
       Service and distribution fees                         2,114                8,439                 0           10,553
       Deferred trustees fees                                 -                   4,045                 0            4,045
       Other expenses                                       34,478               72,132                 0          106,610
                                             ---------------------    -------------------   --------------  ---------------
          Total liabilities                             2,965,426                564,200                0        3,529,626
                                             ---------------------    -------------------   --------------  ---------------
Net Assets                                   $        124,968,307    $       382,382,556   $            0      507,350,863
                                              ====================    ===================   ==============  ===============

---------------------------------------------------------------------------------------------------------------------------
Net assets consist of:
       Capital paid in                      $         148,991,605    $       351,801,738   $            0      500,793,343
       Undistributed (distributions
       in excess of) net investment
       income                                           1,368,931              1,105,695                0        2,474,626
       Accumulated net realized
       gains (losses)                                 (35,848,878)           (20,966,340)               0      (56,815,218)
       Unrealized appreciation
       (depreciation) on
       investments, futures, and
       foreign currency                                10,456,649             50,441,463                0       60,898,112
                                             ---------------------    -------------------        ---------     ---------------

          Total                             $         124,968,307    $       382,382,556   $            0  $   507,350,863
                                             =====================    ===================   ==============  ===============


Net Assets - Class A                         $        114,510,131    $       339,009,592   $            0      453,519,723
                                              ====================    ===================   ==============  ===============
                                                                                            --------------
Net Assets - Class B                                   10,458,176             43,372,964                0       53,831,140
                                              ====================    ===================   ==============  ===============


Capital shares outstanding - Class A                    8,751,798             30,621,728        1,591,562(a)    40,965,088
                                              ====================    ===================   ==============  ===============
Capital shares outstanding - Class B                      804,309              3,930,341          143,383(a)     4,878,033
                                              ====================    ===================   ==============  ===============


Net Asset Value and Offering Price
Per Share - Class A                                       $ 13.08             $   11.07              --           $ 11.07
                                              ====================    ===================   ==============  ===============
Net Asset Value and Offering Price
Per Share - Class B                                         13.00                 11.04                             11.04
                                              ====================    ===================   ==============  ===============



   *   Identified cost of
       investments                    $               116,431,848    $       332,216,707   $           --      448,648,555

    (a)Reflects change in shares outstanding due to the issuance of Class A and Class B shares of Capital Guardian U.S. Equity in exchange for Class A and
       Class B shares of J.P. Morgan Select Equity based
       upon the net asset value of the Capital
       Guardian U.S. Equity Portfolio's Class A and Class B
       shares at June 30, 2004.


                                                                    See notes to
                                                                    financial statements



Metropolitan Series Fund, Inc.
COMBINED PRO FORMA
STATEMENT OF OPERATIONS
For the twelve month period ended June 30, 2004
(UNAUDITED)





                                                   Met Investors Series    Metropolitan Series     Adjustments
                                                         Trust                  Fund               (References
                                                       J.P. Morgan         Capital Guardian            are
                                                      Select Equity          U.S. Equity          to Pro Forma   Pro Forma
                                                        Portfolio             Portfolio            Footnotes)    Combined
                                                  ----------------------------------------------------------------------

Investment Income
       Dividend                                   $           1,899,158 1        $4,784,882             0     6,684,040
       Interest                                                  30,643             194,208             0       224,851
                                                  ----------------------------------------------------------------------
                                                              1,929,801           4,979,090             0     6,908,891
Expenses
       Management fees                                         $787,414          $2,493,058        34,100(a)  3,314,572
       Service and distribution fees-
       Class B                                                   23,328              72,436             0        95,764
       Administration fees                                       31,292                   0      (31,292)(b)          0
       Directors fees and expenses                               12,038              24,228      (12,038)(b)     24,228
       Custodian                                                 64,528              91,946      (53,011)(b)    103,463
       Transfer agent fees                                       14,173                   0      (14,173)(b)          0
       Audit and tax services                                    16,944              21,836      (16,944)(b)     21,836
       Legal                                                     18,719               9,330       (9,000)(b)     19,049
       Printing                                                  -6,271             134,251        21,500(b)    149,480
       Insurance                                                  5,101               7,328       (2,100)(b)     10,329
       Miscellaneous expenses                                       925               4,627             0         5,552

                                                  ------------------------------  -----------------------    -----------
           Total Expenses                                       968,191           2,859,040      (82,958)     3,744,273
       Expense Reductions
                                                               (18,385)             (36,282)         -        (54,667)
       Expense assumed by the Investment
       Adviser                                                      -                    -            -             0
                                                  --------------------------------------------------------  -----------

       Net Expenses                                             949,806           2,822,758      (82,958)     3,689,606
                                                  ----------------------------------------------------------------------
       Net Income                                               979,995           2,156,332        82,958     3,219,285
Realized and Unrealized Gain (Loss)
on Investments

       Net realized gain (loss) on investments               16,256,983           4,549,827             0    20,806,810
       Net realized gain (loss) on                                   11
       foreign currency transactions                                                   (21)             0          (10)
       Net realized gain (loss) on
       futures transactions                                     164,796                   0             0       164,796
                                                  ----------------------------------------------------------------------
          Net realized gain (loss) on                        16,421,790           4,549,806             0    20,971,596
       investments,
       foreign currency, and futures transactions

       Net unrealized appreciation
       (depreciation) on investments                          6,859,456          60,261,707             0    67,121,163
       Net unrealized appreciation
       (depreciation) on foreign currency
       transactions                                                   0                  41             0            41
       Net unrealized appreciation
       (depreciation) on futures transactions                         0                   0             0             0
                                                  ----------------------------------------------------------------------
       Net unrealized gain (loss) on
       investments,
       foreign currency, and futures transactions             6,859,456          60,261,748             0    67,121,204
                                                  ----------------------------------------------------------------------

       Net gain (loss)                                       23,281,246          64,811,554             0    88,092,800

Net increase (decrease) in Net Assets
from Operations                                         $    24,261,241       $  66,967,886        82,958   $91,312,085
                                                  =========================================================================

------------------------------------------------------------------------------------------------------------------------
                                                1  Net of foreign taxes        Net of foreign
                                                   of $                        taxes of $88,821

  (a)  Reflects  the Capital Guardian U.S. Equity's investment advisory fee rate.

  (b)  Reflects reclassification of certain balances to conform to the Capital Guardian U. S. Equity's expense structure.
------------------------------------------------------------------------------------------------------------------------


    Metropolitan Series Fund, Inc.

    Notes to Pro Forma Combining Financial Statements (Unaudited)
    June 30, 2004



   1  Description of the Fund

     The Capital Guardian U.S. Equity Portfolio ("Capital Guardian U.S. Equity") a series of Metropolitan Series Fund, Inc., is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

     Capital Guardian U.S. Equity consists of two classes of shares, Class A and Class B. The classes of shares are identical except that certain additional charges (Rule 12b-1 fees) are made against Class B shares.




   2 Basis of Combination

     The pro forma statements give effect to the proposed transfer of the assets and stated liabilities of Met Investors Series Trust, J.P. Morgan Select Equity Portfolio ("J.P. Morgan Select Equity") in exchange for shares of Capital Guardian U.S. Equity Portfolio at net asset value. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity, Capital Guardian U.S. Equity,and the results of operations of Capital Guardian U.S. Equity for pre-combination periods will not be restated. The pro forma combined financial statements do not reflect the expenses of either fund in carrying out its obligations under the proposed Agreement and Plan or Reorganization.

     The pro forma unaudited combining statements of assets and liabilities and portfolio of investments reflect the financial position of the J.P. Morgan Select Equity and Capital Guardian U.S. Equity, as though the reorganization occurred as of June 30, 2004.

     The pro forma unaudited statement of operations reflects the results of operations of each of the merged funds for the period ended June 30, 2004 as though the reorganization occurred as of the beginning of the period.

     The pro forma combining statements should be read in conjunction with the financial statements and financial highlights for the J.P. Morgan Select Equity and Capital Guardian U.S. Equity, which are incorporated by reference in the Statement of Additional Information.




   3 Portfolio Valuation

     Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board. Short term obligations with a remaining maturity of sixty days or less are stated at amortized cost value that approximates fair market value.

     Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the "NOCP"). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day, are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.


   4 Federal Income Taxes

     Each Fund has elected to be taxed as a regulted investment company. After the acquisition, the Capital Guardian U.S. Equity intends to continue to comply with the requirements of the Internal Revenue Code and regulations hereunder applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The tax cost of investments will remain unchanged for the combined fund.


  5  Estimates and Assumptions:

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Notes to Pro forma Combining Financial Statements (Unaudited)
June 30, 2004


Note a
Reflects change in shares outstanding due to the conversion of Met/Putnam Research Portfolio shares into the Oppenheimer Capital Appreciation Portfolio shares based on the net asset value of the Oppenheimer Capital Appreciation Portfolio shares at June 30, 2004.

Note b
Reflects the Oppenheimer Capital Apprecaition investment advisory rate First $150MM-0.65%
Next $150MM-0.625%
Next $200MM-0.60%
$500MM+-0.55%

Note c
Reflects adjustment for estimated cost savings arising from the merger

Note d
Reflects adjustment to the level of the Oppenheimer Capital Appreciation Portfolio expense cap of 0.75%. All prior periods reimbursements have been repaid to Met.

Note e
Reflects estimated merger related expenses of $50,000

Note f
No realignment of the portfolio is expected in connection with the merger


Note g


As of June 30, 2004, all of the securities held by the J.P. Morgan Select Equity Portfolio would comply with the compliance guidelines and/or investment restrictions of the Capital Guardian U.S.
Equity Portfolio.

                         METROPOLITAN SERIES FUND, INC.

                                     PART C

                                OTHER INFORMATION

Item 15.          Indemnification

     The Registrant is required by Article V of its ByLaws to indemnify or advance expenses to directors and officers (or former directors and officers) to the extent permitted or required by the Maryland General Corporation Law ("MGCL") and, in the case of officers (or former officers), only to the extent specifically authorized by resolution of the Board of Directors. Section 2-418 of the MGCL permits indemnification of a director against judgments, penalties, fines, settlements and reasonable expenses actually incurred by the director in connection with any proceeding to which he has been made a party by reason of service as a director, unless it is established that (i) the director's act or omission was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; or
(ii) the director actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. However, indemnification may not be made in any proceeding by or in the right of the corporation in which the director has been adjudged to be liable to the corporation. In addition, a director may not be indemnified in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received. Section 2-418 of the MGCL also requires a corporation, unless limited by its charter, to indemnify a director who has been successful in the defense of a proceeding against reasonable expenses incurred. Reasonable expenses incurred by a director may be paid or reimbursed by a corporation in advance the final disposition of a proceeding upon the receipt of certain written affirmations and undertakings required by Section 2-418. Unless limited by its directors, a Maryland corporation may indemnify and advance expenses to an officer to the same extent it may indemnify a director, and is required to indemnify an officer to the extent required for a director.

     Notwithstanding the foregoing, Article V of the Registrant's ByLaws provides that nothing contained therein shall be construed to protect any director or officer against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits



(1) (a)           Articles of Incorporation of Registrant, as amended May 23, 1983, are incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on April 30, 1996.

     (b)          Articles Supplementary of Registrant, dated October 22, 1984, are incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on April 30, 1996.

     (c)          Articles Supplementary of Registrant, dated October 25, 1984, are incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on April 30, 1996.

     (d)          Articles Supplementary of Registrant, dated May 16, 1986, are incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on April
                  30, 1996.

     (e)          Articles Supplementary of Registrant, dated October 6, 1987, are incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on April 30, 1996.

     (f)          Articles Supplementary of Registrant, dated January 25, 1990, are incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on April 30, 1996.

     (g)          Articles Supplementary of Registrant, dated August 3, 1990, are incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on April 30, 1996.

     (h)          Articles Supplementary of Registrant, dated December 17, 1996, are incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement filed on December 18, 1996.

     (i)          Articles Supplementary of Registrant, dated September 9, 1998, are incorporated herein by reference to Post-Effective Amendment No. 23 to the Registrant's Registration Statement filed on January 11, 1999.

     (j)          Articles of Amendment, dated October 6, 1998, are incorporated herein by reference to
                  Post-Effective Amendment No. 22 to the Registrant's Registration Statement filed on October 6,
                  1998.

     (k)          Articles of Amendment, dated January 11, 2000, are incorporated herein by reference to
                  Post-Effective Amendment No. 25 to the Registrant's Registration Statement filed on January 19,
                  2000.

     (l)          Articles Supplementary of Registrant, dated February 7, 2000, are incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant's Registration Statement filed on April 6, 2000.

     (m)          Articles Supplementary of Registrant, dated November 2, 2000, are incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement filed on November 30, 2000.

     (n)          Articles Supplementary of Registrant, dated February 26, 2001, are incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant's Registration Statement filed on April 4, 2001.

     (o)          Articles of Amendment, dated March 5, 2001, are incorporated herein by reference to
                  Post-Effective Amendment No. 30 to the Registrant's Registration Statement filed on April 4,
                  2001.

     (p)          Articles of Amendment, dated April 26, 2002, are incorporated herein by reference to
                  Post-Effective Amendment No. 35 to the Registrant's Registration Statement filed on May 1, 2003.

     (q)          Articles Supplementary of Registrant, dated April 26, 2002, are incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement filed on May 1, 2003.

     (r)          Articles of Amendment, dated April 18, 2003, are incorporated herein by reference to
                  Post-Effective Amendment No. 35 to the Registrant's Registration Statement filed on May 1, 2003.

     (s)          Articles Supplementary of Registrant, dated April 18, 2003, are incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement filed on May 1, 2003.

     (t)          Articles of Amendment, dated as of December 11, 2003.

     (u)          Articles Supplementary of Registrant, dated as of January 30, 2004.

     (v)          Articles of Amendment, dated April 22, 2004.

     (w)          Articles Supplementary of Registrant, dated April 22, 2004.

     (x)          Articles Supplementary of Registrant, dated June 16, 2004.

 (2)              Amended and Restated Bylaws, dated May 8, 2003, are incorporated herein by reference to
                  Post-Effective Amendment No. 36 to the Registrant's Registration Statement filed on February 4,
                  2004.

(3)               None.


(4)  (a)          Form of Agreement and Plan of Reorganization (filed as Appendix A to Part A hereof) by and between (i) Met Investors Series Trust (the "Trust"), on behalf of the J.P. Morgan Select
                  Equity Portfolio, a series of the Trust, and (ii) Metropolitan Series Fund, Inc. (the
                  "Registrant"), on behalf of the Capital Guardian U.S. Equity Portfolio, a series of the
                  Registrant.


(5)               None.


(6) (a)           Advisory Agreement relating to Capital Guardian U.S. Equity Portfolio is incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant's Registration Statement
                  filed on January 17, 2003.

     (b)          Subadvisory Agreement relating to Capital Guardian U.S. Equity Portfolio is incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration
                  Statement filed on April 30, 2003.


(7) (a)           Distribution Agreement dated May 16, 1983 is incorporated herein by reference to Post-Effective
                  Amendment No. 17 to the Registrant's Registration Statement filed on April 30, 1996.

     (b)          Addendum dated May 1, 1986 to Distribution Agreement dated May 16, 1983 is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement
                  filed on April 30, 1996.

     (c)          Second Addendum dated May 16, 1993 to Distribution Agreement dated May 16, 1983 is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration
                  Statement filed on April 30, 1996.

     (d)          Third Addendum dated December 1, 2000 to Distribution Agreement dated May 16, 1983 is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's
                  Registration Statement filed on November 30, 2000.

     (e)          Fourth Addendum dated February 6, 2001 to Distribution Agreement dated May 16, 1983 is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant's
                  Registration Statement filed on April 4, 2001.

     (f)          Distribution Agreement dated May 1, 2003 is incorporated herein by reference to Post-Effective
                  Amendment No. 33 to the Registrant's Registration Statement filed on January 17, 2003.

     (g)          Amended and Restated Distribution Agreement, dated May 1, 2003, is incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement filed on April 30, 2003.

(8)               None.

(9)  (a)          Custodian Agreement with State Street Bank and Trust Registrant is incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement filed on April 30, 1996.

     (b)          Revised schedule of remuneration is incorporated herein by reference to Post-Effective
                  Amendment No. 17 to the Registrant's Registration Statement filed on April 30, 1996.

     (c)          Amendments to Custodian Agreement are incorporated herein by reference to Post-Effective
                  Amendment No. 17 to the Registrant's Registration Statement filed on April 30, 1996.

     (d)          Amendment to Custodian Agreement is incorporated herein by reference to Post-Effective
                  Amendment No. 31 to the Registrant's Registration Statement filed on January 29, 2002.

     (e)          Agreement revising list of funds subject to Custodian Agreement is incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant's Registration Statement filed on January 17, 2003.

(10)(a)           Class B and Class E Distribution Plan dated February 6, 2001 is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant's Registration Statement filed on April 4, 2001.

     (b)          Class B and Class E Distribution and Services Plan dated May 1, 2003 is incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant's Registration Statement filed on January 17, 2003.

     (c)          Rule 18f-3 Plan is incorporated herein by reference to Post-Effective Amendment No. 30 to the
                  Registrant's Registration Statement filed on April 4, 2001.


(11)              Opinion and consent of Ropes & Gray LLP with respect to the legality of the securities being registered
                  (previously filed).

(12)              Opinion and consent of Sullivan and Worcester LLP on tax matters and consequences to shareholders (filed herewith).


(13)              None.

(14)(a)           Consent of Deloitte & Touche LLP with regard to J.P. Morgan Select Equity Portfolio (filed herewith).

(14)(b)           Consent of Deloitte & Touche LLP with respect to Capital Guardian U.S. Equity Portfolio (filed herewith).

(15)              None.

(16)              Powers of Attorney are incorporated herein by reference to Post-Effective Amendment No. 32 to the
                  Registrant's Registration Statement dated April 12, 2002 and to Post-Effective Amendment No. 36 to the Registrant's Registration Statement filed on February 4, 2004.


(17)              Form of Proxy and Voting Instruction Form (previously filed).



------------------------





Item 17. Undertakings

     (a)          The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of the Registrant's Registration
                  Statement by any person or party who is deemed to be an underwriter within the meaning of Rule
                  145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (b)          The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registrant's Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933
                  Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.





                                                 SIGNATURES



     As required by the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registrant's Registration Statement has been signed on behalf of the Registrant in the city of Boston and the Commonwealth of Massachusetts on the 23rd day of September, 2004.


                                           Metropolitan Series Fund, Inc.

                                           By:  /s/ HUGH MCHAFFIE
                                           Hugh McHaffie
                                           President


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following person in the capacities and as of the date indicated.



/s/ HUGH MCHAFFIE                             Chairman of the Board;                     September 23, 2004
                                                                                          =============
------------------                            Chief Executive Officer;
Hugh McHaffie                                 President and Director
/s/ H. JESSE ARNELLE*                         Director                                   September 23, 2004
                                                                                          =============

------------------
H. Jesse Arnelle

/s/ STEVE A. GARBAN*                          Director                                   September 23, 2004
                                                                                          =============

------------------
Steve A. Garban

/s/ NANCY HAWTHORNE*                          Director                                   September 23, 2004
                   =                                                                      =============

------------------
Nancy Hawthorne

/s/ JOHN  T. LUDES*

------------------                            Director                                   September 23, 2004
                                                                                          =============

John T. Ludes

/s/ MICHAEL S. SCOTT MORTON*                  Director                                   September 23, 2004
                                                                                          =============

------------------
Michael S. Scott Morton

/s/ TOBY ROSENBLATT*                          Director                                   September 23, 2004
                                                                                          =============

------------------
Toby Rosenblatt

/s/ LINDA B. STRUMPF*                         Director                                   September 23, 2004
                                                                                          =============

------------------
Linda B. Strumpf

/s/ ARTHUR G. TYPERMASS*                      Director                                   September 23, 2004
                                                                                          =============

------------------
Arthur G. Typermass

/s/ PETER DUFFY                               Treasurer; Principal Financial             September 23, 2004
                                                                                          =============

------------------                            and Accounting Officer
Peter Duffy



*By:   /s/ THOMAS M. LENZ                                                               September 23, 2004
                                                                                         =============

          ----------------------------
              Thomas M. Lenz
              Attorney-in-Fact


                                     EXHIBIT INDEX

Exhibit
 Item

(12)          Tax opinion and consent of Sullivan & Worcester LLP.

(14)(a) Consent of Deloitte & Touche LLP with respect to J.P. Morgan Select Equity Portfolio.

(14)(b) Consent of Deloitte & Touche LLP with respect to Capital Guardian U.S. Equity Portfolio.